UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-PX

    ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT
                                     COMPANY

 INVESTMENT COMPANY ACT FILE NUMBER:     811-02258

 NAME OF REGISTRANT:                     Eaton Vance Series Trust
                                         II



 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: Two International Place
                                         Boston, MA 02110

 NAME AND ADDRESS OF AGENT FOR SERVICE:  Maureen A. Gemma, Esq.
                                         Two International Place
                                         Boston, MA 02110

 REGISTRANT'S TELEPHONE NUMBER:          (617) 482-8260

 DATE OF FISCAL YEAR END:                12/31

 DATE OF REPORTING PERIOD:               07/01/2008 - 06/30/2009


 Eaton Vance Series Trust II
 ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY
 Investment Company Act file number        N/A
 Eaton Vance Income Fund of Boston, a series of Eaton Vance Series Trust II
(Exact name of registrant
 as specified in charter)
 Two International Place, Boston, Massachusetts, 02110
(Address of principal executive offices)
 (Zip code)
 Maureen A. Gemma, Esq.
Two International Place, Boston, Massachusetts, 02110
(Name and address of agent for
 service)
 Registrant's telephone number, including area code:  (617) 482-8260
 Date of fiscal year end:  10/31
 Date of reporting period: 7/1/08-6/30/09
 Eaton Vance Income Fund of Boston (the "Fund") is a feeder fund that invests exclusively in shares of
 Boston Income Portfolio (the "Portfolio"), a master fund registered under the Investment Company Act of 1940.  The proxy voting record of the Portfolio was filed on August 25, 2009 and can be found on the Securities and Exchange Commission's
website (www.sec.gov).  The Portfolio's CIK number is 1140882 and its file number is 811-10391.



 ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY
 Investment Company Act file number        N/A
 Eaton Vance Tax-Managed Emerging Markets Fund, a series of Eaton Vance Series Trust II
(Exact name of
 registrant as specified in charter)
 Two International Place, Boston, Massachusetts, 02110
(Address of principal executive offices)
 (Zip code)
 Maureen A. Gemma, Esq.
Two International Place, Boston, Massachusetts, 02110
(Name and address of agent for
 service)
 Registrant's telephone number, including area code:  (617) 482-8260
 Date of fiscal year end:  6/30
 Date of reporting period: 7/1/08-6/30/09





Eaton Vance Tax-Managed Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------------
 A.F.P. PROVIDA S.A.                                                                         Agenda Number:  933018803
--------------------------------------------------------------------------------------------------------------------------
        Security:  00709P108
    Meeting Type:  Annual
    Meeting Date:  30-Apr-2009
          Ticker:  PVD
            ISIN:  US00709P1084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ANNUAL REPORT AND BALANCE SHEET           Mgmt          For
       FOR FISCAL YEAR 2008, AND REVIEW OF THE EXTERNAL
       AUDITORS' REPORT.

02     DISTRIBUTION OF PROFITS AND DIVIDENDS, IF IT              Mgmt          For
       CORRESPONDS.

04     ELECTION OF THE BOARD OF DIRECTORS, IF IT IS              Mgmt          For
       NEEDED, AND DECISION OF THE BOARD'S FEES.

05     DECISION OF THE BOARD OF DIRECTORS COMMITTEE'S            Mgmt          For
       FEES AND ITS BUDGET.

06     DESIGNATION OF AN EXTERNAL AUDITING COMPANY.              Mgmt          For

07     DESIGNATION OF A RISK RATING FIRM.                        Mgmt          For

10     DESIGNATION OF THE NEWSPAPER WHERE THE NOTICE             Mgmt          For
       OF SHAREHOLDERS MEETINGS WILL BE PUBLISHED.

11     OTHER MATTERS OF CORPORATE INTEREST, NOT SPECIFICALLY     Mgmt          Against
       RESERVED TO EXTRAORDINARY SHAREHOLDERS MEETINGS.




--------------------------------------------------------------------------------------------------------------------------
 A.F.P. PROVIDA S.A.                                                                         Agenda Number:  933036964
--------------------------------------------------------------------------------------------------------------------------
        Security:  00709P108
    Meeting Type:  Special
    Meeting Date:  30-Apr-2009
          Ticker:  PVD
            ISIN:  US00709P1084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADEQUATE THE COMPOSITION OF THE BOARD OF DIRECTORS        Mgmt          For
       TO THE DISPOSITION INTRODUCED BY LAW 20,255
       AND NOTE 1,531 OF THE SUPERINTENDENCY OF PENSIONS,
       AND THEREFORE THE AMENDMENT OF ARTICLE 7 OF
       THE BY-LAWS.

02     ADOPT OTHER AGREEMENTS THAT ARE NECESSARY AND/OR          Mgmt          For
       CONVENIENT TO IMPLEMENT SAID PROPOSALS.




--------------------------------------------------------------------------------------------------------------------------
 AABAR PETROLEUM INVESTMENTS COMPANY P.J.S.C.                                                Agenda Number:  701851380
--------------------------------------------------------------------------------------------------------------------------
        Security:  M00003109
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  AE000A0LF2F3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Company's Board of              Mgmt          For                            For
       Directors on the Company's activities and its
       financial position for the FYE 31 DEC 2008

2.     Approve the report of the Company's Auditor               Mgmt          For                            For
       for the FYE 31 DEC 2008

3.     Approve the Company's balance sheet and its               Mgmt          For                            For
       profit and loss accounts for the YE 31 DEC
       2008

4.     Approve to absolve the Company's Board Member's           Mgmt          For                            For
       and its Auditor of liability for the FYE 31
       DEC 2008

5.     Elect the Members for the Company's Board of              Mgmt          For                            For
       Directors

6.     Appoint the Auditor for the Company for the               Mgmt          For                            For
       FY 2009 and approve to determine their remuneration

7.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ABAN OFFSHORE LTD                                                                           Agenda Number:  701687913
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0001N135
    Meeting Type:  AGM
    Meeting Date:  17-Sep-2008
          Ticker:
            ISIN:  INE421A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008 and the balance
       sheet as on that date together with reports
       of the Board of Directors and the Auditors
       thereon

2.     Declare a dividend @ 8% p.a. on Non-Convertible           Mgmt          For                            For
       Cumulative Redeemable Preference Shares for
       the YE 31 MAR 2008

3.     Declare a dividend @ 9% p.a. on Cumulative Non-ConvertibleMgmt          For                            For
       Redeemable Preference Shares for the YE 31
       MAR 2008

4.     Declare a dividend on equity shares for the               Mgmt          For                            For
       YE 31 MAR 2008

5.     Re-appoint Mr. V.S. Rao as a Director, who retires        Mgmt          For                            For
       by rotation

6.     Re-appoint Mr. P. Venkateswaran as a Director,            Mgmt          For                            For
       who retires by rotation

S.7    Re-appoint M/s. Ford, Rhodes, Parks & Co., Chartered      Mgmt          For                            For
       Accountants, Chennai as the Auditors of the
       Company to hold office from the conclusion
       of this AGM to the conclusion of the next AGM
       to conduct the audit on a remuneration plus
       reimbursement of expenses incurred in connection
       with the Audit as may be paid on a progressive
       billing basis to be agreed between the Auditor
       and the Board or any Committee thereof

S.8    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in accordance with the provisions of Section
       81 and 81[1A] and all other applicable provisions,
       if any, of the Companies Act, 1956 [including
       any statutory modification[s] or re-enactment
       thereof] and relevant provisions of the Memorandum
       of Association and Articles of Association
       of the Company, the Foreign Exchange Management
       Act, 1999, and the issue of Foreign Currency
       Convertible Bonds and Ordinary Shares [through
       Depository Receipt Mechanism] Scheme, 1993,
       guidelines prescribed by the Securities and
       Exchange Board of India [SEBI] and subject
       to such approvals, consents, permissions and/or
       sanction of the Ministry of Finance of the
       Government of India, Reserve Bank of India
       and any other appropriate authorities, institutions
       or bodies, as may be necessary and subject
       to such terms and conditions, modifications,
       alterations as may be prescribed and/or specified
       by any of them in granting any such approval,
       consent, permission or sanction, the consent,
       [hereinafter referred to as the Board, which
       term shall be deemed to include any Committee
       thereof] to offer, issue, and allot, in the
       course of one or more offerings, in one or
       more domestic/foreign markets, any securities
       [including but not limited to Equity Shares,
       Global Depository Receipts American Depository
       Receipts/Shares, Foreign Currency Convertible
       Bonds, Convertible Bonds, Euro - Convertible
       Bonds that are convertible at the option of
       the Company and / or at the option of the holders
       of such securities, securities partly or fully
       convertible into Equity Shares and / or securities
       linked to Equity Shares and / or any instruments
       or securities with or without detachable warrants
       secured or unsecured or such other types of
       securities representing either Equity Shares
       or convertible securities] [hereinafter referred
       to as securities] to Foreign/Domestic investors,
       Non-residents, Foreign Institutional Investors/Foreign
       Companies /NRI(s)/Foreign National(s) or such
       other entities or persons as may be decided
       by the Board, whether or not such persons/entities/investors are Members of the Company through Prospectus,
       Offering Letter, Circular to the general public
       and / or through any other mode or on private
       placement basis as the case may be from time
       to time in one or more tranches as may be deemed
       appropriate by the Board on such terms and
       conditions as the Board may in its absolute
       discretion deem fit for an amount not exceeding
       USD 400 Million including green shoe option
       on such terms and conditions including pricing
       as the Board may in its sole discretion decide
       including the form and the persons to whom
       such securities may be issued and all other
       terms and conditions and matters connected
       therewith and approve without prejudice to
       the generality of the above the aforesaid issue
       of the Securities may have all or any term
       or combination of terms in accordance with
       normal practice including but not limited to
       conditions in relation to payment of interest,
       dividend, premium or redemption or early redemption
       at the option of the Company and / or to the
       holder(s) of the Securities and other debt
       service payment whatsoever and all such terms
       as are provided in offerings of this nature
       including terms for issue of additional Equity
       Shares of variation of interest payment and
       of variation of the price or the period of
       conversion of Securities into Equity Shares
       or issue of Equity Shares during the duration
       of the Securities or terms pertaining to voting
       rights or option for early redemption of Securities
       and authorize the Board to issue and allot
       such number of underlying Equtiy Shares as
       may be required to be issued and allotted upon
       conversion of any such Securities referred
       to above or as may be in accordance with the
       terms of the offering(s) and that the said
       Equity Shares shall be subject to the Memorandum
       and Articles of Association of the Company
       and shall rank in all respects pari passu with
       the existing Equity Shares of the Company including
       payment of dividend and grant the consent of
       the Company in terms of Section 293(1)(a) and
       Section 293(1)(d) other applicable provisions,
       if any, of the Companies Act, 1956 and subject
       to all necessary approvals, to the Board to
       borrow monies in excess of the paid up capital
       and free reserves and to secure, if necessary,
       all or any of the above mentioned Securities
       to be issued, by the creation of a mortgage
       and/ or charge on all or any of the Company's
       immovable and/or movable assets, both present
       and future in such form and manner and on such
       terms as may be deemed to be fit and appropriate
       by the Board and approve to issue such of these
       Securities as are not subscribed may be disposed
       of by the Board to such person in such manner
       and on such terms as the Board in its absolute
       discretion thinks fit, in the best interest
       of the Company and as is permissible in Law
       and approve that, the Company may enter into
       any arrangement with any agency or body for
       issue of Depository Receipts representing underlying
       Equity Shares/Preference Shares/ other securities
       issued by the Company in registered or bearer
       form with such features and attributes as are
       prevalent in international capital markets
       for instruments of this nature and to provide
       for the tradability or free transferability
       thereof as per the international practices
       and regulations and under the forms and practices
       prevalent and the securities issued in foreign
       markets shall be deemed to have been made abroad
       and/or in the market and / or at the place
       of issue of the Securities in the international
       market and may be governed by applicable foreign
       laws and authorize the Board for the purpose
       of giving effect to any issue or allotment
       of Securities or instruments representing the
       same, to determine the form, terms and timing
       of the offering(s), including the class of
       investors to whom the Securities are to be
       allotted, number of Securities to be allotted
       in each tranche, issue price, face value, premium
       amount on issue / conversion of Securities,
       Exercise of warrants/Redemption of Securities,
       rate of interest, redemption period, listings
       on one or more stock exchanges as the Board
       in its absolute discretion deems fit and to
       make and accept any modifications in the proposal
       as may be required by the authorities involved
       in such issues and on behalf of the Company
       to do all such acts, deeds, matters and things
       as it may at its discretion deem necessary
       or desirable for such purpose, including without
       limitation the Appointment of Registrar, Book-Runner,
       Lead-Managers, Trustees/Agents, Bankers, Global
       Co-ordinators, Custodians, Depositories, Consultants,
       Solicitors, Accountants, entering into arrangements
       for underwriting, marketing, listing, trading,
       depository and such other arrangements and
       agreements, as may be necessary and to issue
       any offer document(s) and sign all deeds, documents
       and to pay and remunerate all agencies /intermediaries
       by way of commission, brokerage, fees, charges,
       out of pocket expenses and the like as may
       be involved or connected in such offerings
       of securities, and also to seek listing of
       the securities or securities representing the
       same in any Indian and/ or in one or more international
       stock exchanges with power on behalf of the
       Board to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue, offer or allotment of securities and
       in complying with any Regulations, as it may
       its absolute discretion deem fi

       CONTINUED...as it may in its absolute discretion          Non-Voting    No vote
       deem fit, without being required to seek any
       further clarification, consent or approval
       of the Members or otherwise to the end and
       intent that the Members shall be deemed to
       have given their approval thereto expressly
       by the authority of this resolution and authorize
       the Board to delegate all or any of the powers
       herein conferred to any Committee of Directors
       or the Managing Directors or any Deputy Managing
       Directors or any other Officer or Officers
       of the Company to give effect to the aforesaid
       resolution

S.9    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       81(1A) and other applicable provisions, if
       any, of the Companies Act, 1956 [including
       any amendments thereto or re-enactment thereon],
       the provisions of Chapter XIII A of the SEBI
       [Disclosure and Investor Protection] Guidelines
       2000 [SEBI DIP Guidelines], the provisions
       of the Foreign Exchange Management Act, 1999
       [FEMA], Foreign Exchange Management [Transfer
       or issue of Security by a Person Resident outside
       India] Regulations 2000 [FEMA Regulations]
       and such other statutes, rules, regulations
       and guidelines as may be applicable and relevant,
       the Board of Directors may at their absolute
       discretion, issue, offer and allot Equity Shares/
       Fully convertible Debentures [FCD)]/ Partly
       Convertible Debentures [PCD]/ Optionally convertible
       Debentures [OCD] or any other securities other
       than warrants, which are convertible into or
       exchangeable with the equity shares of the
       Company or other specified securities [hereinafter
       collectively referred to as Securities] in
       one or more placements to Qualified Institutional
       Buyers [as defined under SEBI DIP Guidelines,
       QIB] for an amount not exceeding INR 1000 Crores
       inclusive of such premium as may be finalized
       by the Board under a Qualified Institutional
       Placement [QIP] as provided under the SEBI
       DIP Guidelines]; where Securities which are
       convertible into or exchangeable with Equity
       Shares at a later date are issued under a QIP
       authorized under the previous paragraph, the
       relevant date for the purpose of determining
       the pricing of the resultant shares shall be
       18 AUG 2008, the day which is 30 days prior
       to 17 SEP 2008, the date on which the meeting
       of general body of shareholders is held, in
       terms of Section 81(1A) of the Companies Act,
       1956 to consider the proposed issue of Securities
       by way of a QIP; and i) the Securities to be
       so created, offered, issued and allotted shall
       be subject to the provisions of the Memorandum
       of Association and Articles of Association
       of the Company and ii) the Underlying Equity
       Shares shall rank paripassu with the existing
       Equity Shares of the Company in all respects
       including payment of dividend; without prejudice
       to the generality of the above, subject to
       applicable laws as aforesaid securities may
       have such features and attributes or any terms
       or combination of terms in accordance with
       the international practice to provide for the
       tradability thereof as per the prevailing practices
       and regulations in the capital markets including
       but not limited to the terms and conditions
       what so ever including terms for the issue
       of additional securities and authorize the
       Board in its absolute discretion in such manner
       as it may deem fit to dispose off such of the
       securities that are not subscribed; for the
       purpose of giving effect to the above resolution
       to do all such acts deeds matters and things
       including but not limited to creation of mortgage/charge
       under section 293(1)(a) of the Companies Act,
       in respect of securities as aforesaid either
       on paripassu basis or otherwise, as it may
       in its absolute discretion deem fit and to
       settle all questions, difficulties or doubts
       that may arise in regard to the issue, offer
       or allotment of Securities and utilization
       of the issue proceeds as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that the Members shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution; to appoint such consultants,
       bookrunners, lead managers, underwriters, guarantors,
       depositories, custodians, registrars, trustees,
       bankers, lawyers, merchant bankers and any
       other advisors and professionals as may be
       required and to pay them such fees, commission
       and other expenses as they deem think fit;
       approve the allotment of Securities shall be
       to Qualified Institutional Buyers in accordance
       with the Qualified Institutional Placement
       [QIP], Chapter XIII A of SEBI [Disclosure of
       Investor Protection] Guidelines, such Securities
       shall be fully paid-up and the allotment of
       such Securities shall be completed within 12
       months from the date of this resolution without
       the need for fresh approval from the shareholders
       and placements made in pursuance of this resolution,
       if approved shall be separated by at least
       six months between each placement; and authorize
       the Board to delegate all or any of the powers
       herein conferred to any committee of the Directors
       or Chief Executive Officer or any Executive
       Director or Directors or any other Officer
       or Officers of the Company to give effect to
       the aforesaid resolution

S.10   Approve, pursuant to Section 94 and other applicable      Mgmt          For                            For
       provisions, if any, of the Companies Act, 1956,
       to increase the authorized share capital of
       the Company from INR 1000,00,00,000 divided
       into 250,00,00,000 Equity Shares of INR 2 each
       aggregating to INR 500,00,00,000 and 50,00,00,000
       Cumulative Redeemable Preference Shares of
       INR 10 each aggregating to INR 500,00,00,000
       to INR 1500,00,00,000 divided into 250,00,00,000
       Equity Shares of INR 2 each aggregating to
       INR 500,00,00,000 and 100,00,00,000 Cumulative
       Redeemable Preference Shares of INR 10 each
       aggregating to INR 1000,00,00,000 with the
       power to increase or reduce, consolidate, subdivide
       the capital in accordance with the provisions
       of the Companies Act, 1956

S.11   Amend the existing Clause V of the Memorandum             Mgmt          For                            For
       of Association of Company and substituted with
       the specified new Clause

S.12   Amend the existing Clause 3 of the Articles               Mgmt          For                            For
       of Association of the Company and substituted
       with specified new clause

S.13   Approve to issue the 50,00,00,000 Cumulative              Mgmt          For                            For
       Redeemable Preference Shares of INR 10 each
       forming part of the authorized share capital
       of the Company at par/premium/discount and
       allotted to any person or persons, in one or
       more tranches and on such terms as to dividend,
       preferential payment and redemption as the
       Board of Directors [hereinafter referred to
       as the Board which term shall include any Committee(s)
       which the Board may constitute to exercise
       the powers of the Board including the powers
       conferred by this resolution] may deem fit
       and that the provisions of Section 81 of the
       Companies Act, 1956 shall not apply to the
       aforesaid issue and that such shares need not
       be offered to the existing Shareholders of
       the Company and authorize the Board of Directors
       or a Committee thereof to do all acts and deeds
       as may be necessary, usual, proper and expedient
       to give effect to this resolution including
       listing of securities in the Stock Exchanges,
       if necessary




--------------------------------------------------------------------------------------------------------------------------
 ABB LTD, BANGALORE                                                                          Agenda Number:  701925313
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0005K103
    Meeting Type:  AGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  INE117A01022
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 DEC 2008 and the audited profit and
       loss account for the YE on that date and the
       reports of the Directors and the Auditors'
       thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-elect Mr. Peter Leupp as a Director, who               Mgmt          For                            For
       retires by rotation by this AGM

4.     Re-elect Mr. Nasser Munjee as a Director, who             Mgmt          For                            For
       retires by rotation by this AGM

5.     Appoint Messrs. S.R. Battiboi & Company Chartered         Mgmt          For                            For
       Accountants as the Statutory Auditors of the
       Company to hold office from the conclusion
       of this AGM until the conclusion of the neat
       AGM and authorize the Board of Directors to
       fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 ABOITIZ EQUITY VENTURES INC                                                                 Agenda Number:  701842557
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0001Z104
    Meeting Type:  AGM
    Meeting Date:  18-May-2009
          Ticker:
            ISIN:  PHY0001Z1040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 541454 DUE TO RECEIPT OF DIRECTOR NAMES
       . ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the minutes of the previous stockholders          Mgmt          For                            For
       meeting held last 19 MAY 2008

2.     Receive the President's report                            Mgmt          For                            For

3.     Approve the 2008 annual report and financial              Mgmt          For                            For
       statements

4.     Ratify the acts, resolutions and proceedings              Mgmt          For                            For
       of the Board of Directors, Corporate Officers
       and Management  up to 18 MAY 2009

5.     Grant authority to elect the Company's External           Mgmt          For                            For
       Auditors for 2009 to the Board of Directors

6.     Approve the Directors compensation and per DIEM           Mgmt          For                            For
       for 2009

7.     Amend the Company's Articles of Incorporation             Mgmt          For                            For
       to increase the number of Directors from 7
       to 9

8.     Authorize the Board of Directors to amend/repeal          Mgmt          For                            For
       the Company's By-Laws or adopt new By-Laws

9.1    Elect Mr. Jon Ramon Aboitiz as a Director                 Mgmt          For                            For

9.2    Elect Mr. Erramon I. Aboitiz as a Director                Mgmt          For                            For

9.3    Elect Mr. Roberto E. Aboitiz as a Director                Mgmt          For                            For

9.4    Elect Mr. Enrique M. Aboitiz, Jr. as a Director           Mgmt          For                            For

9.5    Elect Mr. Justo A. Ortiz as a Director                    Mgmt          For                            For

9.6    Elect Mr. Mikel A.  Aboitiz as a Director                 Mgmt          For                            For

9.7    Elect Mr. Antonio R. Moraza as a Director                 Mgmt          For                            For

9.8    Elect Mr. Roberto R. Romulo as an Independent             Mgmt          For                            For
       Director

9.9    Elect Retired Justice Jose C. Vitug as an Independent     Mgmt          For                            For
       Director

10.    Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ABSA GROUP LTD                                                                              Agenda Number:  701873843
--------------------------------------------------------------------------------------------------------------------------
        Security:  S0269J708
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  ZAE000067237
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Groups and the Company's audited              Mgmt          For                            For
       financial statements for the YE 31 DEC 2008

2.     Approve the sanction the proposed remuneration            Mgmt          For                            For
       payable to Non-Executive Directors 01 MAY 2009
       as specified

3.     Re-appoint PricewaterhouseCoopers Inc and Ernst           Mgmt          For                            For
       & Young Inc as the Auditors of the Company
       until the conclusion of the next AGM

4.1    Re-elect Mr. D.C. Brink as a Director of the              Mgmt          For                            For
       Company

4.2    Re-elect Mr. B.P. Connellan as a Director of              Mgmt          For                            For
       the Company

4.3    Re-elect Mr. Y.Z. Cuba as a Director of the               Mgmt          For                            For
       Company

4.4    Re-elect Mr. G. Griffin as a Director of the              Mgmt          For                            For
       Company

4.5    Re-elect Mr. M.W. Hlahla as a Director of the             Mgmt          For                            For
       Company

4.6    Re-elect Mr. R. Le Blanc as a Director of the             Mgmt          For                            For
       Company

4.7    Re-elect Mr. N.P. Mageza as a Director of the             Mgmt          For                            For
       Company

4.8    Re-elect Mr. T.S. Munday as a Director of the             Mgmt          For                            For
       Company

5.1    Appoint Mr. B. De Vitry as a Director of the              Mgmt          For                            For
       Company on 23 MAR 2009

5.2    Appoint Mr. M.J. Husain as a Director of the              Mgmt          For                            For
       Company on 28 NOV 2008

5.3    Appoint Mr. A. Jenkins as a Director of the               Mgmt          For                            For
       Company on 23 MAR 2009

5.4    Appoint Mr. T. M. Mokgosi-Mwantembe as a Director         Mgmt          For                            For
       of the Company on 28 NOV 2008

5.5    Appoint Mr. S. G. Pretorius as a Director of              Mgmt          For                            For
       the Company on 01 JAN 2009

5.6    Appoint Mr. M. Ramos as a Director of the Company         Mgmt          For                            For
       on 01 MAR 2009

6.     Approve to place the authorized but unissued              Mgmt          For                            For
       ordinary shares of the Company [other than
       those specifically identified and authorized
       for issue in terms of any other authority by
       shareholders]; authorize the Directors, , subject
       to any applicable legislation and the Listings
       Requirements of the JSE Limited [JSE] from
       time to time and any other stock exchange upon
       which ordinary shares in the capital of the
       Company may be quoted or listed from time to
       time, to allot and issue those ordinary shares
       on any such terms and conditions as they deem
       fit, subject to the proviso that the aggregate
       number of ordinary shares able to be allotted
       and issued in terms of this resolution shall
       be limited to 5% of the number of ordinary
       shares in issue at 31 DEC 2008, the maximum
       number of shares that can be allotted and issue
       d in terms of the above is 34,013,915 ordinary
       shares [being 5% of the 680,278,301 ordinary
       shares in issue as at 31 DEC 2008]

S.7    Approve that the Company may, subject to the              Mgmt          For                            For
       Companies Act, 1973, the Company's Articles
       of Association and the Listings Requirements
       of the JSE Limited [JSE] from time to time
       [Listings Requirements] and any other stock
       exchange upon which the securities in the capital
       of the Company may be quoted or listed from
       time to time, at any time on the last Option
       Exercise Date as defined in the Articles of
       Association of the Company, which will be 01
       JUN 2009, unless 01 JUN 2009 falls within a
       "closed period" in which event the date of
       01 JUN 2009 will be extended until after the
       closed period in terms of the Articles of Association
       of the Company [Sale Date], repurchase 36,503,000
       redeemable cumulative option-holding par value
       preference shares of ZAR 2.00 each with the
       rights, privileges, conditions, limitations
       and obligations as in the Articles of Association
       of the Company [Redeemable Preference Shares]
       from Batho Bonke Capital [Proprietary] Limited,
       registration number 2003/016319/07 [Batho Bonke]
       at a purchase price per Redeemable Preference
       Share calculated in accordance with the specified
       formula, this resolution shall remain in force
       until such time as it is amended or revoked
       by a special resolution as specified

S.8    Approve that, the Company may on the last Option          Mgmt          For                            For
       Exercise Date, as defined in Article 178 of
       the Articles of Association of the Company,
       which will be 01 JUN 2009, unless 01 JUN 2009
       falls within a "closed period" in which event
       the date of 01 JUN 2009 will be extended until
       after the closed period in terms of the Articles
       of Association of the Company [the Sale Date],
       provide financial assistance as contemplated
       in Section 38 of the Companies Act, 1973, as
       envisaged; by the specific repurchase and cancellation
       on the Sale Date by the Company of 36,503,000
       Redeemable Preference Shares in the capital
       of the Company under Resolution S.1, and by
       way of the Company subscribing on the Sale
       Date, if required, for up to 36,649,300 Newco
       "C" Preference Shares in the capital of Batho
       Bonke Capital [Proprietary] Limited, registration
       number 2003/016319/07 [Ratho Bonke], for a
       total aggregate purchase price and subscription
       price sufficient to allow Batho Bonke to pay
       up to ZAR 2,528,801,700.00 for purposes of
       it effectively exercising, at the maximum Option
       Strike Price of ZAR 69,00 per Option [as defined
       in Article 178 of the Articles of Association
       of the Company], on the Sale Date, 36,649,300
       Options [as defined in Article 178 of the Articles
       of Association of the Company] and to subscribe
       for the corresponding Absa Subscription Shares
       [as defined in Article 178 of the Articles
       of Association of the Company] at an aggregate
       subscription price of up to ZAR 2,528,801,700.00
       payable on the Sale Date by Batho Bonke to
       the Company

S.9    Approve that the Company may, subject to the              Mgmt          For                            For
       Companies Act, 1973, the Company's Articles
       of Association and the Listings Requirements
       of the JSE from time to time [Listings Requirements]
       and any other stock exchange upon which the
       securities in the capital of the Company may
       be quoted or listed from time to time, at any
       time after 01 SEP 2009 repurchase that number
       of Absa Subscription Shares [as defined in
       the Articles of Association of the Company]
       [Repurchased Absa Ordinary Shares] from Batho
       Bonke Capital [Proprietary] Limited, registration
       number 2003/016319/07 [Batho Bonke] as is equal
       to the redemption amount [Newco "C" Preference
       Share Redemption Amount] payable by Bathe Bonke
       to the Company on the date of redemption [Newco
       "C" Preference Share Redemption Date] by Bathe
       Bonke of Newco "C" Preference Shares in the
       capital of Bathe Bonke from the Company, minus
       any other funds which may be available to Bathe
       Bonke for the redemption, divided by the Market
       Value of an Ordinary Share as at the Newco
       "C" Preference Share Redemption Date [as such
       Market Value of an Ordinary Share is determined
       on the same basis mutatis mutandis as provided
       for in Article 178 of the Articles of Association
       of the Company], at an aggregate purchase price
       equal to the number of Repurchased Absa Ordinary
       Shares multiplied by the Market Value of an
       Ordinary Share as at the Newco "C" Preference
       Share Redemption Date [as determined on the
       same basis mutatis mutandis as provided for
       in Article 178 of the Articles of Association
       of the Company], provided that this specific
       authority conferred by this resolution shall
       be valid only until it is amended or revoked
       by a special resolution

S.10   Approve that the Company, or any subsidiary               Mgmt          For                            For
       of the Company may, subject to the Companies
       Act, the Company's Articles of Association
       and the Listings Requirements of the JSE from
       time to time [Listings Requirements and any
       other stock exchange upon which the securities
       in the capital of the Company may be quoted
       or listed from time to time, repurchase ordinary
       shares issued by the Company, [Authority expires
       earlier of the Company's next AGM or for 15
       months from the date of this resolution]




--------------------------------------------------------------------------------------------------------------------------
 ABU DHABI COMMERCIAL BANK, ABU DHABI                                                        Agenda Number:  701844842
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0152Q104
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  AE000A0LF2H9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM                           Non-Voting    No vote

1.     Approve the Board of Directors report on the              Mgmt          For                            For
       Banks activities and financial statements for
       the YE 31 DEC 2008

2.     Approve the External Auditors report for the              Mgmt          For                            For
       YE 31 DEC 2008

3.     Approve the audited balance sheet and the profit          Mgmt          For                            For
       and loss account for the YE 31 DEC 2008

4.     Approve the Board of Directors proposal to distribute     Mgmt          For                            For
       upto 10% of the Banks paid up capital by way
       of cash dividends for the YE 31 DEC 2008

5.     Approve to absolve the Board Members from liability       Mgmt          For                            For
       for their work during the YE 31 DEC 2008 and
       determine the Board Members remuneration for
       the same year

6.     Approve to absolve the External Auditors from             Mgmt          For                            For
       liability for their work during the YE 31 DEC
       2008, appoint External Auditors for the year
       2009 and approve to determine their fees for
       the same year

7.     Elect or re-elect the Members of the Board of             Mgmt          For                            For
       Directors




--------------------------------------------------------------------------------------------------------------------------
 ABU DHABI NATIONAL HOTELS, ABU DHABI                                                        Agenda Number:  701891233
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0152U105
    Meeting Type:  MIX
    Meeting Date:  14-Apr-2009
          Ticker:
            ISIN:  AE000A0LF2K3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 539890 DUE TO THE RECEIPT OF ADDITIONAL
       RESOLUTIONS. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

A.1    Approve the report of the Board of Directors              Mgmt          For                            For
       on the Company activities and its financial
       position for the FYE 31 DEC 2008

A.2    Approve the external Auditors report                      Mgmt          For                            For

A.3    Approve the consolidated financial statements             Mgmt          For                            For
       for the FY 31 DEC 2008

A.4    Approve to declare 20% cash dividend                      Mgmt          For                            For

A.5    Approve to absolve the Directors and the Auditors         Mgmt          For                            For
       of the Company from liabilit

A.6    Appoint the Auditors of the Company for the               Mgmt          For                            For
       year 2009 and approve to fix their remuneratio

E.1    Amend the Article of Association as per the               Mgmt          For                            For
       corporate governing rules




--------------------------------------------------------------------------------------------------------------------------
 ACC LTD                                                                                     Agenda Number:  701847228
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0002C112
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  INE012A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited profit and loss account for             Mgmt          For                            For
       the FYE 31 DEC 2008, the balance sheet as at
       that date and the report of the Directors and
       the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. N. S. Sekhsaria who retires by             Mgmt          For                            For
       rotation

4.     Re-appoint Mr. Paul Hugentobler who retires               Mgmt          For                            For
       by rotation

5.     Re-appoint Mr. Markus Akermann who retires by             Mgmt          For                            For
       rotation

6.     Re-appoint Mr. M. L. Narula who retires by rotation       Mgmt          For                            For

7.     Appoint Messrs. S. R. Batliboi & Associates,              Mgmt          For                            For
       Chartered Accountants, as the Auditors of the
       Company on such remuneration as agreed upon
       by the Board of Directors and the Auditors,
       in addition to reimbursement of service tax
       and all out of pocket expenses in connection
       with the audit of the accounts of the Company
       for the YE 31 DEC 2009

8.     Appoint Mr. Onne van der Weijde as a Director             Mgmt          For                            For
       of the Company

9.     Approve the partial modification of Resolution            Mgmt          For                            For
       No. 12 passed at the 71st AGM held on 28 MAR
       2007 for the appointment and terms of remuneration
       of Mr. Sumit Banerjee, Managing Director of
       the Company, and in accordance with the provisions
       of Sections 269, 309, 310 and other applicable
       provisions, if any, of the Companies Act, 1956,
       the Company approves the variation in the terms
       of appointment of Mr. Sumit Banerjee, Managing
       Director, [including the remuneration to be
       paid in the event of loss or inadequacy of
       profits in any FY during the tenure of his
       appointment], for the remainder of the tenure
       of his contract as specified in the draft supplemental
       agreement submitted to this meeting and signed
       by the Company Secretary for the purpose of
       identification, which agreement is specially
       sanctioned

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and other applicable provisions, if any,
       of the Companies Act, 1956, the Articles of
       Association of the Company by substituting
       the existing Article 157(ii) with the following
       Article as specified




--------------------------------------------------------------------------------------------------------------------------
 ACER INC NEW                                                                                Agenda Number:  701938916
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0004E108
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002353000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.1    To report the business of 2008                            Non-Voting    No vote

I.2    To report the stock exchange and new issuance             Non-Voting    No vote
       of shares due to the acquisition of E-TEN Information
       Systems Co. Ltd

I.3    To report the amendments to "Acer Incorporated            Non-Voting    No vote
       2008 Discounted Employee Stock Option Plan"
       (ESOP)

I.4    Supervisors' review report                                Non-Voting    No vote

II.1   To accept 2008 financial statements and business          Mgmt          For                            For
       report

II.2   To approve the proposal for distribution of               Mgmt          For                            For
       2008 profits [cash dividend: TWD 2.0 per share
       stock dividend:10/1000 shares]

II.3   To approve the capitalization of 2008                     Mgmt          For                            For

II.4   To approve issuance of discounted employee stock          Mgmt          For                            For
       option

II.5   To approve amendments to Acer's "Procedures               Mgmt          For                            For
       Governing Lending of Capital to Others"

II.6   To approve amendments to Acer's "Procedures               Mgmt          For                            For
       Governing Endorsement and Guarantee"

III.   Special motion                                            Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ADANA CIMENTO SANAYI TAS                                                                    Agenda Number:  701843369
--------------------------------------------------------------------------------------------------------------------------
        Security:  M01775101
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  TRAADANA91F0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Opening and elect the Presidential Board, Homage          Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the meeting

3.     Approve the activities and accounts of 2008,              Mgmt          No Action
       the reading and deliberation of the Board of
       Directors and Auditor's report

4.     Receive the brief independent auditing report             Mgmt          No Action
       of the Independent Auditing Company for the
       year 2008

5.     Approve the activities of 2008 reading, deliberation      Mgmt          No Action
       and approval of balance sheet and income statements

6.     Approve the changes made in Board Membership              Mgmt          No Action
       and Audit Committee Membership during the year

7.     Approve to absolve the Members of the Board               Mgmt          No Action
       of Directors and the Auditors

8.     Approve the profit distribution according to              Mgmt          No Action
       the rules of Capital Markets Board and 62th
       Article of the Association presentation of
       information to the shareholders about the Profit
       Distribution Policy of the Company

9.     Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Board Members

10.    Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Auditors

11.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

12.    Elect the Independent Auditing Company which              Mgmt          No Action
       has been elected by the Board of Directors
       for auditing the activities of 2009

13.    Approve to inform the shareholders about the              Mgmt          No Action
       donations and contributions during the year
       2008

14.    Wishes and closure                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ADANI ENTERPRISES LTD                                                                       Agenda Number:  701688206
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y00106131
    Meeting Type:  OTH
    Meeting Date:  17-Sep-2008
          Ticker:
            ISIN:  INE423A01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 500208 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Authorize the Board of Directors of the Company:          Mgmt          For                            For
       in furtherance to the resolutions passed earlier
       at the general meetings and by way of postal
       ballot processes pursuant to the provisions
       of the Section 372A and other applicable provisions,
       if any, of the Companies Act, 1956 or any amendments
       or modifications thereof [including any ordinance
       or statutory modification, re-enactment thereof
       for the time being in force] and subject to
       consent and approvals of the Reserve Bank of
       India [RBI], Public Financial Institution(s),
       Stock Exchange(s), Securities and Exchange
       Board of India [SEBI] or such other authorities,
       if required and/or in accordance with guidelines
       and notifications issued by the SEBI, Government
       etc., and such other approvals/ permissions
       as may be necessary under any other statute
       for time being in force, consent and approvals
       of the Company: a) to invest/acquire from time
       to time by way of subscription, purchase, conversion
       or otherwise equity shares, preference shares,
       debentures [whether convertible or non-convertible]
       or any other financial instruments of Adani
       Power Limited, to the extent of INR 3000 crores
       as the Board may think fit, in excess of and
       in addition to the limits for which the Members'
       approval has already been obtained in the general
       meetings and by way of postal ballot processes
       earlier or the limit specified in the Section
       372A of the Companies Act, 1956, whichever
       is higher; and b) to make/ give from time to
       time any loan or loans to Ashapura Aluminium
       Limited, to the extent of INR 200 crores as
       the Board may think fit, in excess of and in
       addition to the limits for which the Members'
       approval has already been obtained in the general
       meetings and by way of postal ballot processes
       earlier or the limits specified in the Section
       372A of the Companies Act, 1956, which ever
       is higher; and to take all such actions and
       to give all such directions as may be necessary
       or desirable and also to settle any question
       or difficulty that may arise in regard to the
       proposed investment or loan made and further
       to do all such acts, deeds, matters and things
       and to execute all such deeds, documents and
       writings as may be necessary, desirable or
       expedient in connection therewith




--------------------------------------------------------------------------------------------------------------------------
 ADANI ENTERPRISES LTD                                                                       Agenda Number:  701704632
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y00106131
    Meeting Type:  AGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  INE423A01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, profit and loss account
       for the YE on that date, the reports of the
       Board of Directors and the Auditors thereon

2.     Declare a dividend on Equity Shares                       Mgmt          For                            For

3.     Re-appoint Dr. Pravin P. Shah as a Director,              Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri Jay H. Shah as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Appoint M/s. Dharmesh Parikh and Co., Chartered           Mgmt          For                            For
       Accountants, Ahmedabad , as the Auditors of
       the Company, to hold office from the conclusion
       of this meeting until the conclusion of the
       next AGM of the Company at such remuneration
       [including fees for certification] and reimbursement
       of out of pocket expenses for the purpose of
       audit as may be approved by the Audit Committee/Board
       of Directors of the Company

6.     Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Sections 198, 269, 309, Schedule XIII and
       other applicable provisions of the Companies
       Act, 1956 [including any statutory modifications
       or re-enactment thereof for the time being
       in force], of Shri Gautam S. Adani as an Executive
       Chairman of the Company for a period of 5 years
       with effect from 01 DEC 2008, on the terms
       and conditions including terms and of remuneration
       as specified and authorize the Board of Directors
       to alter and vary the terms and conditions
       of the said appointment so as the total remuneration
       payable to him shall not exceed the limits
       specified in Schedule XIII to the Companies
       Act, 1956 including any statutory modification
       or re-enactment thereof, for the time being
       in force and as agreed by and between the Board
       of Directors and Shri Gautam S. Adani ; and
       in the event of any statutory amendment or
       modification by the Central Government to Schedule
       XIII to the Companies Act, 1956, and to vary
       and alter the terms of appointment including
       salary, commission, perquisites, allowances
       etc. payable to Shri Gautam S. Adani within
       such prescribed limit or ceiling and as agreed
       by and between the Company and Shri Gautam
       S. Adani without an further reference to the
       Company in general meeting, and to take such
       steps as may be necessary to give effect to
       this resolution

7.     Approve, in accordance with the provisions of             Mgmt          For                            For
       Sections 198, 309, Schedule XIII and other
       applicable provisions of the Companies Act,
       1956 and in partial amendments of the resolution
       passed at the AGM held on 12 AUG 2005 regarding
       the payment of remuneration to Shri Rajesh
       S. Adani, Managing Director of the Company,
       and its approval to the revision in remuneration
       of Shri Rajesh S. Adani, Managing Director
       with effect from 01 OCT 2008 for the remaining
       period of his term of office i.e., up to 10
       JUN 2010 on the terms and conditions of remuneration
       as specified and forming part of this notice;
       and in the event of any statutory amendment
       or modification by the Central Government to
       Schedule XIII to the Companies Act, 1956, and
       authorize the Board of Directors to vary and
       alter the terms of appointment including salary,
       commission, perquisites, allowances etc. payable
       to Shri Rajesh S. Adani within such prescribed
       limit or ceiling and as agreed by and between
       the Company and Shri Rajesh S. Adani without
       any further reference to the Company in general
       meeting, and to take such steps as may be necessary
       to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 ADANI ENTERPRISES LTD                                                                       Agenda Number:  701928977
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y00106131
    Meeting Type:  OTH
    Meeting Date:  30-May-2009
          Ticker:
            ISIN:  INE423A01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in furtherance to the resolutions passed earlier
       at the general meetings and by way of postal
       ballot processes pursuant to the provisions
       of Section 372A and other applicable provisions,
       if any, of the Companies Act, 1956 or any amendments
       or modifications thereof [including any ordinance
       or statutory modification, re-enactment thereof
       for the time being in force] and subject to
       consent and approvals of Reserve Bank of India
       [RBI], Public Financial Institution(s), Stock
       Exchange(s), Securities and Exchange Board
       of India [SEBI] or such authorities if required,
       and/or in accordance with guidelines and notifications
       issued by SEBI, Government, etc. and such other
       approvals/ permissions as may be necessary
       under any other statute for time being in force,
       to invest/acquire from time to time by way
       of subscription, purchase, conversion or otherwise
       Equity Shares, Preference Shares, Debentures
       [whether convertible or non-convertible] or
       any other financial instruments of Adani Power
       Maharashtra Ltd, to extent of INR 1450 crores
       as the Board may think fit, super session to
       the limits for which Members' approval has
       already been obtained in the general meetings
       and by way of postal ballot processes earlier
       or the limits specified in Section 372A of
       the Companies Act, 1956, whichever is higher;
       and to take all such actions and to give all
       such directions as may be necessary or desirable
       and also to settle any question or difficulty
       that may arise in regard to the proposed investment
       or loan made or guarantees to be provided and
       further to do all such acts, deeds, matters
       and things and to execute all such deeds, documents
       and writings as may be necessary, desirable
       or expedient in connection therewith




--------------------------------------------------------------------------------------------------------------------------
 ADANI ENTERPRISES LTD                                                                       Agenda Number:  701980422
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y00106131
    Meeting Type:  EGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  INE423A01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

s.1    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 81(1A)
       and other applicable provisions if any of the
       Companies Act 1956 [including any amendments
       thereto or re-enactment thereof], the provisions
       of Chapter XIII-A of the SEBI [Disclosure and
       investor Protection Guidelines 2000 [SEBI DIP
       Guidelines] and the provisions of the Foreign
       Exchange Management Act, 2000 Foreign Exchange
       Management [Transfer or issue of Security by
       a Person Resident Outside India] Regulations
       2000 and also subject to the provisions of
       all other applicable statutes, guidelines regulation
       approvals, consents, permissions or sections
       [the approvals] of the Central Government,
       the Reserve Bank of India, SEBI Stock Exchange,
       Ministry of Finance and any other appropriate
       authorities institutions or bodies as may be
       required, at its absolute discretion to issue
       offer and allot Equity Shares of the Company
       [Equity Shares] or instruments convertible
       into Equity Shares Securities up to the overall
       amount not exceeding INR 1500 Crore only or
       its equivalent in any foreign currency as the
       case may be [inclusive of such premium as may
       be determined] in one or more tranche or tranches
       as specified above to Qualified Institutional
       Buyers [as defined by the DIP Guidelines] pursuant
       to a Qualified Institutional Placement QIP
       guidelines as provided under Chapter XIII-A
       of the SEBI DIP Guidelines; authorize the Board
       to create offer issue and allot from time to
       time such number of Equity Shares/Securities
       at such price that may be decided by the Board
       in its absolute discretion as may be necessary
       in accordance with the terms of the offering
       of any of the aforesaid Shares/Securities;
       and (a) all such additional Equity Shares or
       Securities, shall rank pari-passu in all respects,
       with the then existing respective Shares/Securities,
       as the case may be, of the Company, but shall
       be subject to such lock-in requirements as
       may be prescribed by appropriate authorities
       under applicable Laws, if any, (b) the Securities
       to be so offered, issued and allotted shall
       be subject to the provisions of the Memorandum
       and Articles of Association of the Company;
       (c) the relevant date for the determination
       of applicable price for the issue of the Securities
       means the date of the meeting in which the
       Board of the company or the Committee of Directors
       duly authorized by the Board of the Company
       decides to open the proposed issue; in case
       of offer/issue/allotment of Shares/Securities
       in Indian and/or International market under
       the respective guidelines of SEBI, RBI, or
       other appropriate authorities, as the case
       may be, the price inclusive of premium of the
       Shares and/or Securities shall not be less
       than the price arrived in accordance with the
       provisions of respective applicable guidelines,
       rules, regulations or directions; authorize
       the Company through its Board or any of its
       Committee and/or any agency or body, may issue
       receipts/certificates or other requisite documents
       representing the underlying Securities issued/to
       be issued by the Company with such features
       and attributes as are prevalent in Indian/International
       capital markets, for instruments of this nature
       and provide for the free tradability or transferability
       thereof as per laws, rules, regulations and
       guidelines under the forms and practices prevalent
       in the Indian/International market; authorize
       the Board on behalf of the Company, for the
       purpose of giving effect to any offer issue
       or allotment of Securities or instruments or
       Equity Shares or Securities representing the
       same to do all such acts deeds matters and
       things as it may in its absolute discretion
       deem necessary or desirable for such purpose
       including but without limitations determining
       the type form and manner of the issue the class
       of eligible investors to whom the Securities
       are to be offered issued and allotted in each
       tranche issue price face value premium/discount
       amount on issue/conversion of Securities/exercise
       of warrants/redemption of Securities rate of
       interest conversion or redemption period appointment
       of Managers Merchant Bankers Guarantors, Financial
       and/or Legal Advisors, Consultants, Depositories,
       Custodians, Registrars, Trustees, Bankers,
       and all other agencies or intermediaries, whether
       in India or aboard and to remunerate them by
       way of commission brokerage , fees or the like,
       entering into or execution of all such agreements/arrangements/Memorandum of Understandings/documents with any authorities/agencies
       and listing of the Shares/Securities including
       the resultant Equity Shares to be issued as
       per the terms of issue of the said Securities
       on any Indian and/or Foreign Stock Exchanges;
       the issue to the holders of the Securities
       of the Equity Shares underlying the Securities
       shall be, inter alie, subject to the terms
       and conditions; (a) in the event of the Company
       making a bonus issue by way of capitalization
       of its profits or reserves prior to the allotment
       of the Equity Shares, the number of Equity
       Shares to be allotted shall stand augmented
       in the same proportion in which the equity
       share capital increases as a consequence of
       such bonus issue and the premium, if any, shall
       stand reduced pro tanto; (b) in the event of
       the Company making a rights offer by issue
       of Equity Shares prior to the allotment of
       the Equity Shares, the entitlement to the Equity
       Shares will stand increased in the same proportion
       as that of the rights offer and such additional
       Equity Shares shall be offered to the holders
       of the Securities at the same price at which
       the same are offered to the existing shareholders;
       and (c) in the event of Merger, amalgamation,
       takeover or any other re-organization or restructuring,
       the number of Shares, the price and the time
       period as aforesaid shall be suitably adjusted;
       authorize the Board to settle all questions,
       difficulties, doubts or problems that may arise
       in regard to the offer, issue, or allotment
       of the aforesaid Shares/Securities and utilization
       of the issue proceeds as it may in its absolute
       discretion deem fit, without being required
       to seek any further consent or approval of
       the members or otherwise, with the intent that
       the Members shall be deemed to have given their
       approval thereto expressly by the authority
       of this resolution; to give effect to the aforesaid
       resolution to delegate all or any of the powers
       herein conferred to any committee of Directors
       or Managing Director or any Director or Directors
       or other officers of the Company or to any
       intermediary or agent of the Company or to
       such other persons as the Board may think fit
       and necessary in its absolute discretion




--------------------------------------------------------------------------------------------------------------------------
 ADCOCK INGRAM HOLDINGS LIMITED                                                              Agenda Number:  701716360
--------------------------------------------------------------------------------------------------------------------------
        Security:  S00358101
    Meeting Type:  OGM
    Meeting Date:  15-Oct-2008
          Ticker:
            ISIN:  ZAE000123436
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.S.1  Authorize the Directors of the Company, by way            Mgmt          For                            For
       of a specific approval in terms of Section
       85(2) of the Companies Act, 1973 [Act 61 of
       1973], as amended [the Act], the Listings Requirements
       of the JSE Limited ["JSE"] and Article 36 of
       the Company's Articles of Association, to approve
       the acquisition by Adcock or any wholly-owned
       subsidiary of Adcock, designated for such purpose
       pursuant to the exercise of a right of pre-emption
       in terms of the unbundling agreement between
       Adcock and Tiger Brands Limited ["Tiger Brands"]
       dated 17 JUL 2008 ["unbundling agreement"]
       of a maximum of 8,589,328 ordinary shares in
       the issued share capital of Adcock [repurchase
       shares] from Tiger Consumer Brands Limited
       ["TCB"] or any member of the Tiger Brands group
       [being Tiger Brands or any of its subsidiaries]
       to whom the repurchase shares are transferred
       by TCB pursuant to the provisions of the unbundling
       agreement ["Offeror"] at a price agreed to
       in writing between Adcock and the Offeror ["the
       specific repurchase"]: provided that: 1) if
       the price per Adcock share at which the specific
       repurchase is effected ["purchase price"] is
       at a premium to the weighted average traded
       price of an Adcock share measured over the
       30 business days prior to the date that the
       purchase price is agreed to in writing between
       Tiger Brands and Adcock, then the pre-emptive
       right shall only be exercised if, prior to
       the specific repurchase being effected, Adcock
       obtains an opinion or provides a written confirmation
       as contemplated in 10.4(f) or 10.7(b), as the
       case may be, of the Listings Requirements,
       stating that the specific repurchase is fair
       insofar as the Adcock shareholders are concerned;
       and 2) the validity of this special resolution
       is conditional upon the votes cast by the Tiger
       Brands group in favor of this special resolution
       at the general meeting convened to consider
       and vote on this special resolution, being
       excluded and not being taken into account

2.S.2  Authorize the Directors of the Company, in terms          Mgmt          For                            For
       of the authority granted in the Articles of
       Association of the Company, by way of a general
       approval, to approve and implement the purchase
       by the Company, or by any of its subsidiaries,
       of the Company's ordinary shares, upon such
       terms and conditions and in such amounts as
       the Directors of the Company [and, in the case
       of an acquisition by a subsidiary(ies), the
       Directors of the subsidiary(ies)) may from
       time to time decide, but subject to the provisions
       of the Act and the Listings Requirements of
       the JSE, provided that: any repurchase of shares
       in terms of this authority be effected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counter-party; at any point in time, on one
       agent will be appointed to effect the repurchases
       on behalf of the Company; the repurchase may
       only be effected if, after the repurchase,
       the Company still complies with the minimum
       spread requirements stipulated in the Listings
       Requirements of the JSE; the acquisition of
       shares in any 1 FY shall be limited to 5% of
       the issued share capital of the Company as
       at the beginning of the FY; any acquisition
       of shares in terms of this authority may not
       be made at a price greater than 10% above the
       weighted average market value of the shares
       over the 5 business days immediately preceding
       the date on which the acquisition is effected;
       the repurchase of shares may not be effected
       during a prohibited period, as defined in the
       Listings Requirements of the JSE; an announcement
       containing full details of such acquisitions
       of shares will be published as soon as the
       Company and/or its subsidiary(ies) has/have
       acquired shares constituting, on a cumulative
       basis, 3% of the number of shares in issue
       at the date of the general meeting at which
       this special resolution is considered and,
       if approved, passed, and for each 3%, in aggregate,
       of the aforesaid initial number acquired thereafter;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 months]

3.O.1  Authorize any Director or the Secretary of the            Mgmt          For                            For
       Company to do all such things and sign all
       such documents as are necessary to give effect
       to Special Resolutions numbers 1 and 2




--------------------------------------------------------------------------------------------------------------------------
 ADCOCK INGRAM HOLDINGS LIMITED                                                              Agenda Number:  701789173
--------------------------------------------------------------------------------------------------------------------------
        Security:  S00358101
    Meeting Type:  AGM
    Meeting Date:  28-Jan-2009
          Ticker:
            ISIN:  ZAE000123436
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       for the YE 30 SEP 2008

2.1    Re-elect Mr. E.K. Diack as a Director, who retires        Mgmt          For                            For
       in terms of the Articles of Association

2.2    Re-elect Mr. T. Lesoli as a Director, who retires         Mgmt          For                            For
       in terms of the Articles of Association

2.3    Re-elect Mr. K.D.K. Mokhele as a Director, who            Mgmt          For                            For
       retires in terms of the Articles of Association

2.4    Re-elect Mr. C.D. Raphiri as a Director, who              Mgmt          For                            For
       retires in terms of the Articles of Association

2.5    Re-elect Mr. L.E. Schonknecht as a Director,              Mgmt          For                            For
       who retires in terms of the Articles of Association

2.6    Re-elect Mr. R.I. Stewart as a Director, who              Mgmt          For                            For
       retires in terms of the Articles of Association

2.7    Re-elect Mr. A.M. Thompson as a Director, who             Mgmt          For                            For
       retires in terms of the Articles of Association

3.     Approve the Directors fee for YE 30 SEP 2008              Mgmt          For                            For

4.     Appoint Ernst and Young Inc as the Company's              Mgmt          For                            For
       Auditors

5.     Approve the remuneration of the Auditors for              Mgmt          For                            For
       the YE 30 SEP 2008

6.     Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ADCORP HOLDINGS LTD                                                                         Agenda Number:  701676059
--------------------------------------------------------------------------------------------------------------------------
        Security:  S0038H108
    Meeting Type:  AGM
    Meeting Date:  27-Aug-2008
          Ticker:
            ISIN:  ZAE000000139
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive, approve and adopt the audited annual             Mgmt          For                            For
       financial statements for the period ended 29
       FEB 2008

O.2    Elect Mr. Robinson Ramaite as a Director of               Mgmt          For                            For
       the Company

O.3    Elect Mr. Peter Ward as a Director of the Company         Mgmt          For                            For

O.4    Elect Ms. Tryphosa Ramano as a Director of the            Mgmt          For                            For
       Company

O.5    Elect Ms. Louisa Mojela as a Director of the              Mgmt          For                            For
       Company

O.6    Approve to place, the 1,500,000 shares in the             Mgmt          For                            For
       authorized but unissued share capital of the
       Company under the control of the Directors
       of the Company as a specific authority in terms
       of Section 221(2) of the Act, these shares
       are specifically for the issue of shares in
       order to meet Adcorp's commitment in terms
       of the Adcorp Employee Share Trust

O.7    Approve to place, the 10% of the ordinary shares          Mgmt          For                            For
       in the authorized but unissued share capital
       of the Company under the control of the Directors
       of the Company as a specific authority in terms
       of Section 221(2) of the Companies Act, 61
       of 1973, as amended [the Act]

O.8    Transact such other business as may be transacted         Mgmt          For                            Against
       at an AGM

O.9    Re-appoint Deloitte & Touche as the Auditors              Mgmt          For                            For
       of the Group until the next AGM

S.1    Authorize the Directors of the Company by way             Mgmt          For                            For
       of a general authority to facilitate the repurchase
       by the Company, or any of its subsidiaries,
       of shares in the capital of the Company, as
       they in their discretion, from time to time,
       deem fit the repurchase will be in accordance
       with the provisions of the Act, the JSE Listings
       Requirements and tile Articles of Association
       of Adcorp, from time to time, which are: the
       repurchase of securities being affected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counterparty; an announcement will be published
       as soon as the Company has acquired ordinary
       shares constituting, on a cumulative basis
       3% or every 3% thereafter, of the number of
       ordinary shares in issue prior to the acquisition
       pursuant to which the aforesaid, 3% threshold
       is reached, containing full details of such
       shares; any general repurchase shall not in
       the aggregate in any 1 FY exceed 20% of the
       Company's ordinary issued share capital; in
       determining the price at which ordinary shares
       issued by the Company will be acquired by the
       Company and/or its subsidiaries in terms of
       this general authority, the maximum premium
       at which such ordinary shares may be acquired
       will be no more than 10% above the weighted
       average of the market value at which such ordinary
       shares are traded on the JSE, as determined
       over the five trading days immediately preceding
       the date of repurchase of such ordinary shares
       by the Company and/or its subsidiaries; and
       the sponsor of the Company provides a letter
       to the JSF, on the adequacy of working capital
       in terms of Section 2.12 of the JSE Listing
       Requirements, before the share repurchase commences,
       having considered the effect of the maximum
       repurchase of 20% of the Company's issued share
       capital in any 1 FY, the Directors are of the
       opinion that: the Company and the Group will,
       alter payment for such ordinary course of business
       for a period of 12 months following the date
       of the AGM; the Company's and the Group's consolidated
       assets, fairly valued according to generally
       accepted accounting practice and on a basis
       consistent with the last FY of the Company,
       will, after such payment, exceed their consolidated
       liabilities for a period of 12 months following
       the date of the AGM; the Company's and the
       Group's ordinary share capital and reserves
       will, after such payment, be sufficient to
       meet their needs for a period of 12 months
       following the date of the AGM; the Company
       and the Group will, after such payment have
       sufficient working capital to meet its needs
       for a period of 12 months following the date
       of the AGM; at any point in time, may only
       appoint one agent to effect any repurchase
       on the Company's behalf; the Company may only
       undertake a repurchase of securities if, after
       such repurchase, it still complies with the
       shareholder spread requirements as specified
       in the JSE Listings Requirements; and the Company
       or its subsidiaries may not repurchase securities
       during a prohibited period, as defined in the
       JSE Listings Requirements and the Board of
       Directors of Adcorp will use this authority
       as and when opportunities arise the effect
       of this special resolution and the reason therefore
       is to grant the Company and its subsidiaries
       a general approval in terms of the Companies
       Act Number 61 of 1973, as amended, for the
       acquisition by the Company of its own shares
       and/or acquisition by a subsidiary of shares
       in the Company, which general approval shall
       be valid until the next AGM of the Company,
       [Authority expires at the earlier of the conclusion
       of the Company's next AGM, or 15 months], whichever
       period is shorter and such general authority
       will provide the Board with the flexibility
       to repurchase shares should same be in the
       interest of the Company at the time while the
       general authority subsists

S.2    Approve to increase, the authorized share capital         Mgmt          For                            For
       of Adcorp from ZAR 2,500,000 consisting of
       100,000,000 ordinary shares of 2,5 cents each
       to ZAR 5,000,000, consisting of 200,000,000
       ordinary shares of 2,5 cents each, by the creation
       of 100,000,000 new ordinary share of 2,5 cents
       each the new ordinary shares shall rank pari
       passu in all respects with the other shares
       in the authorized ordinary share capital of
       Adcorp, the reason for the proposed increase
       in the authorized share capital is that the
       Board believes it is prudent to increase the
       authorized share capital of Adcorp in order
       to provide Adcorp with adequate unissued shares
       for the future, the effect of the proposed
       increase in the authorized share capital is
       illustrated as specified




--------------------------------------------------------------------------------------------------------------------------
 ADITYA BIRLA NUVO                                                                           Agenda Number:  701643391
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014E106
    Meeting Type:  AGM
    Meeting Date:  09-Jul-2008
          Ticker:
            ISIN:  INE069A01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and profit and loss Account
       for the YE 31 MAR 2008, and the reports of
       the Directors and Auditors of the Company

2.     Declare the dividend on equity shares for the             Mgmt          For                            For
       YE on 31 MAR 2008

3.     Re-appoint Mr. G.P. Gupta as a Director, who              Mgmt          For                            For
       retires from office by rotation

4.     Re-appoint Mrs. Rajashree Birla as a Director,            Mgmt          For                            For
       who retires from office by rotation

5.     Re-appoint Mr. P. Murari as a Director, who               Mgmt          For                            For
       retires from office by rotation

6.     Re-appoint, in conformity with the provisions             Mgmt          For                            For
       of Section 224 and other applicable provisions,
       if any, of the Companies Act, 1956, M/s. Khimji
       Kunverji & Company, Chartered Accountants,
       Mumbai and M/s. S.R. Batliboi & Company, Chartered
       Accountants, Mumbai, the retiring Auditors,
       as the Joint Statutory Auditors of the Company,
       until the conclusion of the next AGM of the
       Company, at such remuneration to each of them,
       as may be decided by the Board/Audit Committee
       of the Board plus reimbursement of out of pocket
       expenses as may be incurred in the performance
       of their duties [excluding service tax if any]

7.     Re-appoint, pursuant to the provisions of Section         Mgmt          For                            For
       228 and other applicable provisions, if any,
       of the Companies Act, 1956, M/s. Khimji Kunverji
       & Company, Chartered Accountants, Mumbai, as
       the Branch Auditors of the Company, to Audit
       the accounts in respect of the Company's Hi-Tech
       Carbon Division, Renukoot, Hi-Tech Carbon Division,
       Gummidipoondi and Financial Services Division,
       Mumbai, until the conclusion of the next AGM
       of the Company at such remuneration for each
       of the aforesaid 3 divisions as may be decided
       by the Board/Audit Committee of the Board plus
       reimbursement of out of pocket expenses as
       may be incurred, in the performance of their
       duties [excluding Service Tax, if any]; re-appoint,
       pursuant to the provisions of Section 228 and
       other applicable provisions, if any of the
       Companies Act 1956, M/s. Khimji Kunverji &
       Company, Chartered Accountants, Mumbai and
       M/s. K.S. Aiyar & Company, Chartered Accountants,
       Mumbai, as the Joint Branch Auditors of the
       Company, to Audit the accounts in respect of
       the Company's Indian Rayon Division at Veraval,
       until the conclusion of the next AGM, of the
       Company at such remuneration to each of them
       as may be decided by the Board/Audit Committee
       of the Board plus reimbursement of out of pocket
       expenses as may be incurred, in the performance
       of their duties [excluding Service Tax, if
       any]; re-appoint, pursuant to the provisions
       of Section 228 and other applicable provisions,
       if any, of the Companies Act, 1956, M/s. S.R.
       Batliboi & Company, Chartered Accountants,
       Kolkata as the Branch Auditors of the Company,
       to Audit the accounts in respect of the Company's
       Jaya Shree Taxtiles Division, Rishra, Aditya
       Birla Insulator Division at Rishra and Halol
       and Indo Gulf Fertilizers, Jagdishpur, until
       the conclusion of the next AGM of the Company
       at such remuneration for each of the aforesaid
       Divisions as may be decided by the Board/Audit
       Committee of the Board plus reimbursement of
       out of pocket expenses as may be incurred,
       in the performance of their duties [excluding
       Service Tax, if any]; re-appoint, pursuant
       to the provisions of Section 228 and other
       applicable provisions, if any, of the Companies
       Act, 1956, M/s. Deloitte, Haskins & Sells,
       Chartered Accountants, Bangalore, as the Branch
       Auditors of the Company, to Audit the accounts
       in respect of the Company's Madura Garments
       Division, Bangalore, until the conclusion of
       the next AGM of the Company at such remuneration
       as may be decided by the Board/Audit Committee
       of the Board plus reimbursement of out of pocket
       expenses as may be incurred, in the performance
       of their duties [excluding Service Tax, if
       any]

S.8    Approve, subject to the provisions of Sections            Mgmt          For                            For
       198, 309 and other applicable provisions, if
       any, of the Companies Act, 1956, and subject
       to the approval of Central Government, if applicable,
       the Company, the payment to the Non-Executive
       Directors of the Company, in addition to the
       sitting fees and reimbursement of expenses
       for attending the meetings of the Board and
       / or Committees thereof, commission on annual
       profits for a further period of 4 years commencing
       from 01 APR 2008 for an amount not exceeding
       1% of net profits of the Company or such other
       percentage of net profits of the Company, for
       each relevant FY as may be permissible from
       time to time under the provisions of the said
       Act, and approve the amount of commission payable
       to each of the Non-Executive Directors for
       each FY may be decided by the Board of Directors
       or its Committee, as the Board may deem fit

S.9    Authorize the Members of the Company, subject             Mgmt          For                            For
       to approval of the Central Government and other
       necessary approval(s), if any, pursuant to
       Section 259 of the Companies Act, 1956, (including
       any statutory modification(s) or re-enactment
       thereof, for the time being in force), the
       rules and regulations made thereunder and other
       applicable provisions thereof, to granted pursuant
       to the provisions of Section 31 of the said
       Act for altering the Articles of Association
       of the Company in the following manner, that
       is to say, the existing Article 95 of the Articles
       of Association of the Company be deleted and
       substituted as specified; and authorize the
       Board of Directors of the Company, for the
       purpose of giving effect to the above, to take
       all actions and to do all such acts, deeds,
       matters and things as may be required and to
       clarify, resolve and settle all questions and
       difficulties that may arise in relation to
       the aforesaid and to do all acts, deeds. matters
       and things in connection therewith and indented
       thereto as they may in their absolute discretion
       deem fit including signing application(s)/documents)
       on behalf of the Company for submission to
       the Central Government, Registrar of Companies,
       Gujarat, Ministry of Company Affairs, the Stock
       Exchanges where the equity shares of the Company
       are listed and other regulatory authorities,
       if any for compliance with regulatory requirements
       as applicable in this regard and further delegate
       all or any of the powers herein conferred to
       a committee of Board and/or the chairman and/or
       the Managing Director with an authority to
       these entities to further delegate all or any
       of such powers to anyone or more executives
       of the company for the purpose of giving effect
       to this resolution




--------------------------------------------------------------------------------------------------------------------------
 ADITYA BIRLA NUVO LTD                                                                       Agenda Number:  701771758
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014E106
    Meeting Type:  OTH
    Meeting Date:  12-Dec-2008
          Ticker:
            ISIN:  INE069A01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       16, 94 and all other applicable provisions,
       if any of the Companies Act, 1956 [including
       any statutory modifications or re-enactment
       thereof for the time being in force] to increase
       the authorized share capital of the Company
       of INR 125,00,00,000 divided into 12,00,00,000
       equity shares of INR 10 each and 5,00,000 redeemable
       preference shares of INR 100 each to INR 180,00,00,000
       divided into 17,50,00,000 equity shares of
       INR 10 each and 5,00,000 redeemable preference
       shares of INR 100 each by the creation of 5,50,00,000
       equity shares of INR 10 each and consequently
       the respective Capital Clause in the Memorandum
       and Articles of Association of the Company
       do stand altered accordingly and as also provided
       in the resolutions below

S.2    Amend the Memorandum of Association of the Company        Mgmt          For                            For
       by substituting the existing Clause V thereof
       by new Clause V as specified

S.3    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and all other applicable provisions, if
       any of the Companies Act, 1956 [including any
       statutory modification or re-enactment thereof
       for the time being in force], the existing
       Articles of Association of the Company by substituting
       the existing Article 5(a) with the specified
       Article

S.4    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269 and 309 read with Schedule XIII and
       other applicable provisions, if any, of the
       Companies Act, 1956, as amended from time to
       time, applicable guidelines for managerial
       remuneration issued by the Central Government
       from time to time and further subject to such
       approvals, if any necessary, the re-appointment
       of Dr. Bharat K. Singh as the Managing Director
       of the Company for the period of 1 year with
       effect from 01 NOV 2008 and upon the existing
       terms and conditions including remuneration,
       as approved by the shareholders through postal
       ballot on 22 NOV 2007, with further liberty
       to the Board [which term shall include any
       Committee constituted or to be constituted
       by the Board] from time to time to alter the
       said terms and conditions, in such manner as
       may be agreed to between the Board and Dr.
       Bharat K. Singh and as may be permissible at
       Law




--------------------------------------------------------------------------------------------------------------------------
 ADITYA BIRLA NUVO LTD                                                                       Agenda Number:  701972932
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014E106
    Meeting Type:  EGM
    Meeting Date:  17-Jun-2009
          Ticker:
            ISIN:  INE069A01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, subject to consent of the shareholders           Mgmt          For                            For
       of the Company, and pursuant to and in terms
       of Section 81 [1A] and all other applicable
       provisions of the Companies Act, 1956, if any
       [including any statutory modification[s] or
       re-enactment thereof, for the time being in
       force], the provisions of Foreign Exchange
       Management Act, 1999 and rules and regulations
       framed thereunder and pursuant to the provisions
       of Chapter XIII of the Securities and Exchange
       Board of India [Disclosure and Investor Protection]
       Guidelines 2000 [SEBI (DIP) Guidelines], as
       in force and subject to all other applicable
       rules, regulations and guidelines of the Securities
       and Exchange Board of India [SEBI], and enabling
       provisions of the Memorandum and Articles of
       Association of the Company and the Listing
       Agreements entered into between the Company
       and the Stock Exchanges, where the shares of
       the Company are listed and subject to requisite
       approvals, consents, permissions and/or sanctions
       if any of SEBI, the Stock Exchanges, and all
       other authorities including Reserve Bank of
       India as may be required and subject to such
       conditions as may be prescribed by any of them
       while granting any such approval, to create,
       offer, issue and allot, from time to time,
       in one or more tranches, up to 1,85,00,000
       Warrants on a preferential basis to the Promoters
       and/or Promoter Group of the Company entitling
       the holder of each Warrant from time to time
       to apply for and obtain allotment of 1 equity
       share of the face value of INR 10 each against
       such warrant [hereinafter referred to as the
       warrants], in 1 or more tranches, in such manner
       and on such price, terms and conditions as
       may be determined by the Board in accordance
       with the SEBI [DIP] Guidelines or other provisions
       of law as may be prevailing at the time; provided
       that the minimum price of the Warrants so issued
       shall not be less than the price arrived at
       in accordance with provisions of Chapter XIII
       of SEBI [DIP] Guidelines; the relevant date
       for the preferential issue of Warrants, as
       per the SEBI [DIP] Guidelines, as amended up
       to date, for the determination of applicable
       price for the issue of the abovementioned Warrants
       is 30 days prior to the date of this EGM i.e.,
       18 MAY 2008; the equity shares allotted on
       conversion of warrants in terms of this resolution
       shall rank pari passu in all respects including
       as to dividend with the then existing fully
       paid up equity shares of face value of INR
       10 each of the Company subject to the relevant
       provisions contained in the Memorandum and
       the Articles of Association of the Company;
       authorize the Board of the Company, for the
       purpose of giving effect to the above, to take
       all actions and do all such acts, deeds, matters
       and things as it may, in its absolute discretion,
       deem necessary, desirable, incidental or expedient
       to the issue or allotment of aforesaid Warrants
       and listing of the Equity Shares on conversion
       with the Stock Exchange(s) as appropriate and
       to clarify, resolve and settle all questions
       and difficulties that may arise in relation
       to the proposed issue, offer and allotment
       of any of the said warrants, the utilization
       of the issue proceeds and to do all acts, deeds
       and things in connection therewith and incidental
       thereto as the Board in its absolute discretion
       may deem fit, without being required to seek
       any further consent or approval of the Members
       or otherwise to the end and intent that they
       shall be deemed to have given their approval
       thereto expressly by the authority of this
       resolution; authorize the Board to delegate
       all or any of the powers conferred by this
       resolution on it, to any committee of Directors
       or any other Director(s) or Officer(s) of the
       Company to give effect to the aforesaid resolution




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED INFO SERVICE PUBLIC CO LTD                                                         Agenda Number:  701830362
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014U183
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  TH0268010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 536981 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the matters to be informed                        Mgmt          For                            For

2.     Approve to certify the minutes of the 2008 AGM            Mgmt          For                            For
       of the shareholders held on 10 APR 2008

3.     Approve to certify the results of operation               Mgmt          For                            For
       for 2008

4.     Approve the balance sheet statement of income             Mgmt          For                            For
       and the statement of cash flow for FYE 31 DEC
       2008

5.     Approve the dividend payment for the FY 2008              Mgmt          For                            For

6.     Approve the issuing and offering of debenture             Mgmt          For                            For
       in an amount not exceeding THB 15,000,000,000

7.     Approve the addition of the Company's objective           Mgmt          For                            For
       item 49 on electronic payment business and
       amend the Company's Memorandum of Association
       Clause 3

8.     Re-appoint the retiring Directors                         Mgmt          For                            For

9.     Approve the Directors remuneration for 2009               Mgmt          For                            For

10.    Appoint the Company's Auditors and approve to             Mgmt          For                            For
       determine the Auditors remuneration for the
       year 2009

11.    Approve the allotment of the additional ordinary          Mgmt          For                            For
       share, reserved for exercising the right to
       confirm to the adjustment prescribed in the
       prospectus

12.    Other matters [if any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED SEMICONDUCTOR ENGINEERING INC                                                      Agenda Number:  701993227
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y00153109
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  TW0002311008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 556356 DUE TO RECEIPT OF DIRECTORS AND SUPERVISORS
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement, guarantee and monetary         Non-Voting    No vote
       loans

A.4    The indirect investment in People's Republic              Non-Voting    No vote
       of China

A.5    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.5 per share

B.3    Approve the proposal of capital injection to              Mgmt          For                            For
       issue new shares or global depositary receipt
       or convertible bonds

B.4    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve to revise the Articles of Incorporation           Mgmt          For                            For

b81.1  Elect Ase Enterprises Limited / Shareholder               Mgmt          For                            For
       No.: 1 as a Director; Representative: Mr. Jason
       Chang

b81.2  Elect Mr. Richard Chang / Shareholder No.: 3              Mgmt          For                            For
       as a Director

b81.3  Elect Ase Enterprises Limited / Shareholder               Mgmt          For                            For
       No.: 1 as a Director; Representative: Mr. Tien
       Wu

b81.4  Elect Ase Enterprises Limited / Shareholder               Mgmt          For                            For
       No.: 1 as a Director; Representative: Mr. Joseph
       Tung

b81.5  Elect Ase Enterprises Limited / Shareholder               Mgmt          For                            For
       No.: 1 as a Director; Representative: Mr. Raymond
       Lo

b81.6  Elect Ase Enterprises Limited / Shareholder               Mgmt          For                            For
       No.: 1 as a Director; Representative: Mr. Jeffrey
       Chen

b82.1  Elect Mr. Ta-Lin Hsu / Passport No.: 19430408HS           Mgmt          For                            For
       as an Independent Director

b82.2  Elect Mr. Shen-Fu Yu / Shareholder No.: H101915517        Mgmt          For                            For
       as an Independent Director

b83.1  Elect Hung-Ching Development and Construction             Mgmt          For                            For
       Company Limited / Shareholder No.: 61233 as
       a Supervisor; Representative: Mr. Yuan-Yi Tseng

b83.2  Elect Ase Test Inc / Shareholder No.: 144216              Mgmt          For                            For
       as a Supervisor; Representative: Mr. John Ho

b83.3  Elect Ase Test Inc / Shareholder No.: 144216              Mgmt          For                            For
       as a Supervisor; Representative: Mr. Tien-Szu
       Chen

b83.4  Elect Ase Test Inc / Shareholder No.: 144216              Mgmt          For                            For
       as a Supervisor; Representative: Mr. Samuel
       Liu

B.9    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.10   Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED SEMICONDUCTOR ENGINEERING, INC.                                                    Agenda Number:  933100579
--------------------------------------------------------------------------------------------------------------------------
        Security:  00756M404
    Meeting Type:  Annual
    Meeting Date:  25-Jun-2009
          Ticker:  ASX
            ISIN:  US00756M4042
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

B1     TO RECOGNIZE 2008 BUSINESS AND FINANCIAL REPORTS.*        Mgmt          For

B2     TO RECOGNIZE THE PROPOSAL FOR DISTRIBUTION OF             Mgmt          For
       2008 PROFITS.

C1     TO DISCUSS AUTHORIZING THE BOARD OF DIRECTORS             Mgmt          For
       TO PURSUE PUBLIC DEPOSITARY RECEIPT OFFERINGS,
       LOCAL RIGHTS ISSUES, DOMESTIC CBS OR FOREIGN
       CBS AT PROPER TIMING.

C2     TO DISCUSS THE AMENDMENTS TO THE REGULATIONS              Mgmt          For
       GOVERNING THE ACQUISITION OR DISPOSITION OF
       ASSETS.

C3     TO DISCUSS THE AMENDMENTS TO THE REGULATIONS              Mgmt          For
       FOR FUND LENDING.

C4     TO DISCUSS THE AMENDMENTS TO THE REGULATIONS              Mgmt          For
       OF ENDORSEMENT GUARANTEE.

C5     TO DISCUSS THE AMENDMENTS TO THE ARTICLES OF              Mgmt          For
       INCORPORATION.

D1     DIRECTOR
       JASON CHANG**                                             Mgmt          For                            For
       RICHARD CHANG**                                           Mgmt          For                            For
       TIEN WU**                                                 Mgmt          For                            For
       JOSEPH TUNG**                                             Mgmt          For                            For
       RAYMOND LO**                                              Mgmt          For                            For
       JEFFREY CHEN**                                            Mgmt          For                            For
       TA-LIN HSU**                                              Mgmt          For                            For
       SHEN-FU YU**                                              Mgmt          For                            For
       YUAN-YI TSENG***                                          Mgmt          For                            For
       JOHN HO***                                                Mgmt          For                            For
       TIEN-SZU CHEN***                                          Mgmt          For                            For
       SAMUEL LIU***                                             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ADVANTECH CO LTD                                                                            Agenda Number:  701826553
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0017P108
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  TW0002395001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 538479 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans, endorsement and guarantee

B.6    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.7    Extraordinary motions                                     Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 AECI LTD                                                                                    Agenda Number:  701904852
--------------------------------------------------------------------------------------------------------------------------
        Security:  S00660118
    Meeting Type:  AGM
    Meeting Date:  25-May-2009
          Ticker:
            ISIN:  ZAE000000220
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and adopt the annual financial statements         Mgmt          For                            For
       for the YE 31 DEC 2008

O.2    Authorize the Directors to re-appoint KPMG Inc.           Mgmt          For                            For
       as the Independent Auditors of the Company
       and to appoint Mr. N. van Niekerk, being a
       Member of KPMG Inc., as the individual designated
       Auditor to hold office for the ensuing year

O.3.1  Re-elect Mr. R.M.W. Dunne as a Director of the            Mgmt          For                            For
       Company, who retires by rotation in terms of
       the provisions of the Articles of Association
       of the Company

O.3.2  Re-elect Mr. L.M. Nyhonyha as a Director of               Mgmt          For                            For
       the Company, who retires by rotation in terms
       of the provisions of the Articles of Association
       of the Company

O.3.3  Re-elect Mr. A.C. Parker as a Director of the             Mgmt          For                            For
       Company, who retires by rotation in terms of
       the provisions of the Articles of Association
       of the Company

O.4    Appoint Mr. K.M. Kathan as a Director during              Mgmt          For                            For
       the FY, in terms of the provisions of Articles
       of Association of the Company

O.5.1  Approve to increase the fees of the Chairman              Mgmt          For                            For
       of the Board from ZAR 600,000 to ZAR 670,000
       by a weighted average inflation adjusted rate
       of 11.4% with effect from 01 JAN 2009

O.5.2  Approve to increase the Audit and Risk Committee          Mgmt          For                            For
       Chairman's fee from ZAR 130,000 to ZAR 148,000
       by a weighted average inflation adjusted rate
       of 11.4% with effect from 01 JAN 2009

O.5.3  Approve to increase the Audit and Risk Committee          Mgmt          For                            For
       Member's fee from ZAR 65,000 to ZAR 70,000
       by a weighted average inflation adjusted rate
       of 11.4% with effect from 01 JAN 2009

O.5.4  Approve to increase the fees of the Non-Executive         Mgmt          For                            For
       Directors from ZAR 150,000 to ZAR 165,000 by
       a weighted average inflation adjusted rate
       of 11.4% with effect from 01 JAN 2009

O.5.5  Approve to increase the fees of the Chairman              Mgmt          For                            For
       of other Board Committees from ZAR 80,000 [in
       addition] to ZAR 90,000 in [addition] by a
       weighted average inflation adjusted rate of
       11.4% with effect from 01 JAN 2009

O.5.6  Approve to increase the fees of the Members               Mgmt          For                            For
       of other Board Committees from ZAR 40,000 [in
       addition] to ZAR 45,000 [in addition] by a
       weighted average inflation adjusted rate of
       11.4% with effect from 01 JAN 2009

S.1    Authorize the Directors of the Company, that              Mgmt          For                            For
       as a renewable general authority contemplated
       in Sections 85 to 89 of the Companies Act [Act
       61 of 1973] as amended [the Act], at their
       discretion to procure that the Company, or
       any subsidiaries of the Company, acquire the
       Company's shares, subject to the articles,
       the provisions of the Act and subject to the
       JSE Limited [the JSE] Listing Requirements
       by the purchase on the JSE of ordinary shares
       issued by the Company provided that: the number
       of ordinary shares acquired in the aggregate
       in any 1 FY year shall not exceed 5% of the
       Company's issued ordinary share capital from
       the date of the grant of this authority; general
       repurchases may not be made at a price greater
       than 10% above the weighted average of the
       market value of the ordinary shares for the
       5 business days immediately preceding the date
       on which the transaction is effected; the general
       repurchase of securities will be effected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counterparty; at any point in time, a Company
       may only appoint one agent to effect any repurchases
       on the Company's behalf; the Company or its
       subsidiary may not repurchase securities during
       a prohibited period as defined in the JSE Listing
       Requirements unless they have in place a repurchase
       Programme where the dates and quantities of
       securities to be traded during the relevant
       period are fixed [not subject to any variation]
       and full details of the programme have been
       disclosed in an announcement on the Securities
       Exchange News Service [SENS] prior to the commencement
       will be made; of the prohibited period; when
       the Company has cumulatively repurchased 3
       % of the initial number of the relevant class
       of securities, and for each 3 % in aggregate
       of the initial number of that class acquired
       thereafter, an announcement will be made; and
       after such repurchase the Company will still
       comply with the JSE Listing Requirements concerning
       shareholder spread requirements; and the number
       of shares purchased and held by a subsidiary
       or subsidiaries of the Company shall not exceed
       10% in the aggregate of the number of issued
       shares in the Company at the relevant times
       ; [Authority expires the earlier of the date
       of the next AGM of the Company or the date
       15 months from the date of passing of this
       special resolution]




--------------------------------------------------------------------------------------------------------------------------
 AEROFLOT RUSSIAN AIRLINES                                                                   Agenda Number:  701669333
--------------------------------------------------------------------------------------------------------------------------
        Security:  X00096101
    Meeting Type:  EGM
    Meeting Date:  11-Oct-2008
          Ticker:
            ISIN:  RU0009062285
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the order on EGM                                  Mgmt          For                            For

2.     Approve early termination of power of the Board           Mgmt          For                            For
       of Directors

3.     Elect the new Board of Directors                          Mgmt          For                            For

4.     Approve the interested parties transactions               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AEROFLOT RUSSIAN INTL AIRLS                                                                 Agenda Number:  701967246
--------------------------------------------------------------------------------------------------------------------------
        Security:  X00096101
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2009
          Ticker:
            ISIN:  RU0009062285
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the procedure of conducting of the Company's      Mgmt          For                            For
       AGM

2.     Approve the Company's annual report                       Mgmt          For                            For

3.     Approve the annual financial statements, including        Mgmt          For                            For
       the profit and loss statement [the profit and
       loss account] for 2008 FY

4.     Approve the Company's profit and loss allocation          Mgmt          For                            For
       as a result of FY 2008

5.     Approve the dividend payment as a result of               Mgmt          For                            For
       2008 FY, about rate, form and period of payment

6.     Elect the Company's Board of Directors                    Mgmt          For                            For

7.     Elect the Company's Auditing Committee                    Mgmt          For                            For

8.     Elect the Company's Auditor                               Mgmt          For                            For

9.     Approve the transaction with the interested               Mgmt          For                            For
       party that can be made in the process of the
       Company's usual economical activity

10.    Approve to determine the compensation to be               Mgmt          For                            For
       paid to the members of the Company's Board
       of Directors




--------------------------------------------------------------------------------------------------------------------------
 AES GENER S A                                                                               Agenda Number:  701762571
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0607J140
    Meeting Type:  EGM
    Meeting Date:  19-Nov-2008
          Ticker:
            ISIN:  CLP469751018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the capital increase, for up to the               Mgmt          For                            For
       equivalent in CLP of USD 300 million, or for
       the amount that the shareholders would agree
       during the session, through the issuance of
       new shares of payment

2.     Approve the transactions referred to in Article           Mgmt          For                            For
       44 of the Law of Corporations

3.     Adopt all other necessary resolutions in order            Mgmt          For                            For
       to legalize and make effective the agreements
       during this shareholders extraordinary meeting




--------------------------------------------------------------------------------------------------------------------------
 AES GENER SA                                                                                Agenda Number:  701886787
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0607J140
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  CLP469751018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to modify the First Transitory Article            Mgmt          For                            For
       of the Social by Laws, in order to correct
       the amount of the capital by adjusting this
       amount to the amount of the capital informed
       in the financial statements of the Corporation

2.     Adopt all other necessary agreements in order             Mgmt          For                            For
       to legalize and make effective the decisions
       adopted during this shareholders extraordinary
       meeting




--------------------------------------------------------------------------------------------------------------------------
 AES GENER SA                                                                                Agenda Number:  701908115
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0607J140
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  CLP469751018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the annual           Mgmt          For                            For
       report for the exercise ended 31 DEC 2008,
       including the report of the External Auditors

2.     Approve the distribution of revenues, and the             Mgmt          For                            For
       following dividends, a minimum obligatory dividend
       of CLP 3.23352 per share and an additional
       dividend of CLP 2.71466 per share

3.     Elect the Board of Directors                              Mgmt          For                            For

4.     Approve to determinate the remuneration of the            Mgmt          For                            For
       Members of the Directors Committee, the approval
       of their budget, the legal advisor for year
       2009, and report about their expenses and the
       activities carried out by this committee during
       2008

5.     Approve to designate the External Auditors for            Mgmt          For                            For
       the exercise 2009

6.     Approve the Dividends policy                              Mgmt          For                            For

7.     Approve to inform the operations referred to              Mgmt          For                            For
       the in Article 44 of Law 18.046 of Corporations

8.     Any other inherent matter that could be discussed         Non-Voting    No vote
       during this ordinary shareholders meeting




--------------------------------------------------------------------------------------------------------------------------
 AES GENER SA                                                                                Agenda Number:  702023855
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0607J140
    Meeting Type:  EGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  CLP469751018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to agree the exchange of the currency             Mgmt          For                            For
       currently used to report the social capital,
       without changing the number of shares in which
       it is currently divided, from Chilean pesos
       to united states dollars, with the purpose
       of adapting it to the international financial
       reporting standards, IFRS, to be in compliance
       with the IFRS requirements when reporting the
       financial and accounting reports of the society,
       and to modify the by laws of the Company accordingly

2.     Adopt all other necessary agreements in order             Mgmt          For                            For
       to materialize, and make effective the decisions
       agreed during the session




--------------------------------------------------------------------------------------------------------------------------
 AES TIETE S A                                                                               Agenda Number:  701707777
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4991B119
    Meeting Type:  EGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  BRGETIACNOR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

I.     Elect 1 Full Member of the Board of Directors             Mgmt          For                            For
       of the Company

II.    Approve the remuneration of the Finance Committee         Mgmt          For                            For
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 AES TIETE SA                                                                                Agenda Number:  701778675
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4991B119
    Meeting Type:  EGM
    Meeting Date:  06-Jan-2009
          Ticker:
            ISIN:  BRGETIACNOR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSEDIN
       FAVOR OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

1.     Elect the members of the board of Directors               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.




--------------------------------------------------------------------------------------------------------------------------
 AES TIETE SA                                                                                Agenda Number:  701778699
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4991B101
    Meeting Type:  EGM
    Meeting Date:  06-Jan-2009
          Ticker:
            ISIN:  BRGETIACNPR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON THIS ITEM. THANK YOU.

1.     Elect the Members of the Board of Directors               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO INCLUSION      Non-Voting    No vote
       OF COMMENT. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AES TIETE SA                                                                                Agenda Number:  701896257
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4991B119
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  BRGETIACNOR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve to take knowledge of the Director's               Mgmt          For                            For
       accounts and the Company's consolidated financial
       statements for the FYE 31 DEC 2008

2.     Approve to distribute the net profits from the            Mgmt          For                            For
       2008 FY

3.     Elect the  5 members of the Board of Director's           Mgmt          For                            For
       3 principal and 2 substitutes

4.     Elect the Members of the Finance Committee                Mgmt          For                            For

5.     Approve to set the total annual remuneration              Mgmt          For                            For
       for the members of the Board of Director's
       elected and for the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 AES TIETE SA                                                                                Agenda Number:  701896269
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4991B101
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  BRGETIACNPR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES ''IN FAVOR'' AND ''AGAINST"        Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTIONS 3 AND 4 ONLY. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

1.     To take knowledge of the Directors accounts,              Non-Voting    No vote
       to examine, discuss and approve the Company's
       consolidated financial statements for the FYE
       31 DEC 2008

2.     To approve the distribution of net profits from           Non-Voting    No vote
       the 2008 FY

3.     Elect the 5 Members of the Board of Directors,            Mgmt          For                            For
       3 principal and 2 substitutes

4.     Elect the Members of the Finance Committee                Mgmt          For                            For

5.     To set the total annual remuneration for the              Non-Voting    No vote
       Members of the Board of Directors elected,
       and for the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 AFFIN HOLDINGS BHD                                                                          Agenda Number:  701864577
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0016Q107
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  MYL5185OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited financial statements for the            Mgmt          For                            For
       FYE 31 DEC 2008 and receive the reports of
       the Directors and the Auditors thereon

2.     Re-elect Prof. Arthur Li Kwok Cheung, who retires         Mgmt          For                            For
       in accordance with Article 111 of the Company's
       Articles of Association

3.     Re-elect Mr. Y. Bhg. Gen (R) Tan Sri Dato' Seri           Mgmt          For                            For
       Mohd Zahidi Bin Haji Zainuddin, in accordance
       with Article 105 of the Company's Articles
       of Association, who retires by rotation

4.     Re-elect Mr. Y. Bhg. Datuk Azzat Bin Kamaludin,           Mgmt          For                            For
       in accordance with Article 105 of the Company's
       Articles of Association, who retires by rotation

5.     Re-appoint Mr. Y. Bhg. Maj Gen (R) Dato' Mohamed          Mgmt          For                            For
       Isa Bin Che Kak as a Director of the Company,
       pursuant to Section 129(6) of the Companies
       Act, 1965, to hold office until the next AGM

6.     Re-appoint Mr. Y. Bhg. Dato Mustafa Bin Mohamad           Mgmt          For                            For
       Ali as a Director of the Company, pursuant
       to Section 129(6) of the Companies Act, 1965,
       to hold office until the next AGM

7.     Re-appoint Hon. Sir David Li Kwok Po as a Director        Mgmt          For                            For
       of the Company, pursuant to Section 129(6)
       of the Companies Act, 1965, to hold office
       until the next AGM

8.     Approve the Directors' fees                               Mgmt          For                            For

9.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

10.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act 1965 and subject
       to the approvals of the relevant Governmental/regulatory
       authorities, to issue shares in the capital
       of the Company from time to time and upon such
       terms and conditions and for such purposes
       as the Directors, may in their absolute discretion
       deem fit, provided that the aggregate number
       of shares issued pursuant to this resolution
       does not exceed 10% of the issued share capital
       of the Company for the time being and also
       to obtain the approval from Bursa Malaysia
       Securities Berhad for the listing and quotation
       of the additional shares so issued; [Authority
       expires at the conclusion of the next AGM of
       the Company]

11.    Authorize the Company, its subsidiaries or any            Mgmt          For                            For
       of them, pursuant in line with Chapter 10.09
       of the Listing Requirements of the Bursa Malaysia
       Securities Berhad, to enter into any of the
       transactions falling within the types of the
       recurrent related party transactions as specified,
       provided that such transactions are of revenue
       or trading nature, which are necessary for
       the day-to-day operations of the Company and/or
       its subsidiaries within the ordinary course
       of business of the Company and/or its subsidiaries,
       made on an arm's length basis and on normal
       commercial terms which are those generally
       available to the public and are not detrimental
       to the minority shareholders of the Company;
       [Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM after
       the date that is required by Law to be held
       pursuant to Section 143(1) of the Companies
       Act, 1965]; And authorize the Board of Directors
       to do all acts, deeds and things as may be
       deemed fit, necessary, expedient and/or appropriate
       in order to implement the Proposed Shareholders'
       Mandate with full power to assent to all or
       any conditions, variations, modifications and/or
       amendments in any manner as may be required
       by any relevant authorities or otherwise and
       to deal with all matters relating thereto and
       to take all such steps and to execute, sign
       and deliver for and on behalf of the Company
       all such documents, agreements, arrangements
       and/or undertakings, with any party or parties
       and to carry out any other matters as may be
       required to implement, finalize and complete,
       and give full effect to the Proposed Shareholders'
       Mandate in the best interest of the Company

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 AFRICA ISRAEL INVTS LTD                                                                     Agenda Number:  701611584
--------------------------------------------------------------------------------------------------------------------------
        Security:  M02005102
    Meeting Type:  OGM
    Meeting Date:  09-Jul-2008
          Ticker:
            ISIN:  IL0006110121
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A SGM. THANK YOU.                Non-Voting    No vote

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve an amendment to the service contract              Mgmt          For                            For
       of Mr. Nadav Grinspon by which Mr. Grinspon
       will supply the Company with services in the
       capacity of Deputy Executive Chairman on the
       basis of at least 100 hours a month in consideration
       for (a) NIS 100,000 a month; (b) 225,000 options
       as in item 2 below; (c) bonus of up to 6 monthly
       payments at the discretion of the Board taking
       the business results into account; (d) Company
       car, refund of expenses and usual ancillary
       benefits

2.     Approve to issue Mr. Grinspon of 225,000 options          Mgmt          For                            For
       exercisable for NIS 229.75 index linked each,
       the exercise price being used only for the
       purpose of calculating the bonus value




--------------------------------------------------------------------------------------------------------------------------
 AFRICA-ISRAEL INVESTMENTS LTD, YEHUD                                                        Agenda Number:  702007394
--------------------------------------------------------------------------------------------------------------------------
        Security:  M02005102
    Meeting Type:  SGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  IL0006110121
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Appoint Ms. Zipporah Samet as an External Director        Mgmt          For                            For
       for a statutory 3 year period




--------------------------------------------------------------------------------------------------------------------------
 AFRICAN BK INVTS LTD                                                                        Agenda Number:  701836302
--------------------------------------------------------------------------------------------------------------------------
        Security:  S01035112
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  ZAE000030060
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To receive and consider the annual financial              Non-Voting    No vote
       statements of the Company and the group for
       the YE 30 SEP 2008

       To consider all and any matters of the Company            Non-Voting    No vote
       which, in terms of the Company's Articles of
       Association, do not constitute special business
       of the Company

O.141  Approve the resignation and appointment of each           Mgmt          For                            For
       of the Directors as specified are moved as
       separate and stand-alone Resolutions in respect
       of each such Directors

O.142  Re-elect Mr. Antonio Fourie as a Director, who            Mgmt          For                            For
       retires in accordance with the Company's Articles
       of Association

O.143  Re-elect Mr. David Braidwood Gibbon as a Director,        Mgmt          For                            For
       who retires in accordance with the Company's
       Articles of Association

O.144  Re-elect Mr. Bahle Dawn Goba as a Director of             Mgmt          For                            For
       the Company, who retires in accordance with
       the Company's Articles of Association

O.145  Re-elect Mr. Thamsanqa Mthunzi Sokutu as as               Mgmt          For                            For
       Director of the Company, who retires in accordance
       with the Company's Articles of Association

O.146  Re-elect Mr. Ashley Tugendhaft as a Director              Mgmt          For                            For
       of the Company, who retires in accordance with
       the Company's Articles of Association

O.2    Re-appoint Deloitte and Touche as Auditors of             Mgmt          For                            For
       the Company and appoint Mgcinisihlalo Jordan
       as the designated Auditor to hold office for
       the ensuing year; and to authorize the Directors
       to determine the remuneration of the Auditors

S.1    Authorize the Directors of the Company, to contemplate    Mgmt          For                            For
       the sections 85 to 89 of the Companies Act
       ["the Act"], the acquisitions by the Company,
       and/or any subsidiary of the Company, from
       time to time of the issued ordinary shares
       of the Company, upon such terms and conditions
       and in such amounts as the Directors of the
       Company may from time to time determine, but
       subject to the Articles of Association of the
       Company, the provisions of the Act and the
       JSE Listings Requirements, when applicable,
       and provided that; [Authority shall be valid
       until only the next AGM of the Company or 15
       months from the date of the AGM at which this
       special resolution is passed, whichever period
       is shorter], the repurchase of shares being
       effected through the main order book operated
       by the trading system of the JSE Limited ["the
       JSE"] and being done without any prior understanding
       or arrangement between the Company and the
       counterparty; the aggregate percentage of issued
       shares in the Company which the Company together
       with any of its subsidiaries may acquire during
       any one FY under this general authority shall
       not exceed 3% of the Company's issued ordinary
       share capital; when the Company, together with
       its subsidiaries, has cumulatively repurchased
       3% of the initial number of the relevant class
       of securities an announcement will be made;
       subject always to the limitation specified
       in 6.3 above, the aggregate percentage of issued
       shares in the Company which the Company's subsidiaries
       may hold as treasury stock, at any time, shall
       not exceed 10% of the Company's issued share
       capital for each class of shares; repurchases
       must not be made at a price greater than 10%
       above the weighted average of the market value
       for the shares for the 5 [five] business days
       immediately preceding the date on which the
       transaction is effected or, if the Company's
       shares have not traded in such 5 business day
       period, the JSE should be consulted for a ruling;
       at any point in time, the Company may only
       appoint one agent to effect any repurchases
       on its behalf; such repurchases may only be
       effected if, thereafter, the Company still
       complies with the shareholder spread requirements
       of the JSE; no repurchase may take place during
       prohibited periods stipulated by the JSE Listings
       Requirements unless the Company has in place
       a repurchase programme where the dates and
       quantities of shares to be traded during the
       relevant period are fixed and not subject to
       any variation and full details of the programme
       have been disclosed in an announcement over
       SENS prior to the commencement of the prohibited
       period; and any acquisition shall be subject
       to: the Companies Act; the JSE Listings Requirements
       and any other applicable stock exchange rules,
       as may be amended from time to time; and any
       other relevant authority whose approval is
       required by law




--------------------------------------------------------------------------------------------------------------------------
 AFRICAN OXYGEN LTD.                                                                         Agenda Number:  701858055
--------------------------------------------------------------------------------------------------------------------------
        Security:  S01540129
    Meeting Type:  AGM
    Meeting Date:  07-May-2009
          Ticker:
            ISIN:  ZAE000067120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.1    Re-elect Mr. LL Van Niekerk as a Director                 Mgmt          For                            For

2.2    Re-elect Mr. JK Masters as a Director                     Mgmt          For                            For

2.3    Re-elect Mr. CJPG Van Zyl as a Director                   Mgmt          For                            For

2.4    Re-elect Mr. Kdk Mokhele as a Director                    Mgmt          For                            For

3.     Appoint the Auditors                                      Mgmt          For                            For

4.     Approve the placement of shares under the control         Mgmt          For                            For
       of the Directors

5.     Approve to increase the Non Executive Directors           Mgmt          For                            For
       fees

6.     Approve the general authority to issue shares             Mgmt          For                            For
       for cash

7.     Grant authority to repurchase shares                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 AFRICAN RAINBOW MINERALS LTD                                                                Agenda Number:  701745599
--------------------------------------------------------------------------------------------------------------------------
        Security:  S01680107
    Meeting Type:  AGM
    Meeting Date:  28-Nov-2008
          Ticker:
            ISIN:  ZAE000054045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and statutory            Mgmt          For                            For
       reports for year ended

2.1    Re-elect Mr. F. Abbott as a Director                      Mgmt          For                            For

2.2    Re-elect Mr. W.M. Gule as a Director                      Mgmt          For                            For

2.3    Re-elect Mr. K.S. Mashalane as a Director                 Mgmt          For                            For

2.4    Re-elect Mr. Z.B. Swanepoel as a Director                 Mgmt          For                            For

3.     Re-elect Mr. L.A. Shiels as a Director appointed          Mgmt          For                            For
       during the year

4.     Ratify the Ernst Young as the Auditors                    Mgmt          For                            For

5.     Approve the remuneration of the Directors                 Mgmt          For                            For

6.     Approve the 2008 Share Plan                               Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 AGORA SA                                                                                    Agenda Number:  701796510
--------------------------------------------------------------------------------------------------------------------------
        Security:  X00216105
    Meeting Type:  EGM
    Meeting Date:  12-Feb-2009
          Ticker:
            ISIN:  PLAGORA00067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the Meeting                                    Mgmt          No Action

2.     Elect the Chairman of the general meeting                 Mgmt          No Action

3.     Adopt the resolution concerning the allocation            Mgmt          No Action
       of reserve capital for the implementation of
       the share buy back program for the purpose
       of their redemption

4.     Adopt the resolution concerning the share buy-back        Mgmt          No Action
       program for the purpose of their redemption
       and in order to determine the conditions of
       their acquiring and redemption

5.     Closing of the general meeting of shareholders            Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 AHLI BANK S A O G                                                                           Agenda Number:  701838976
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0259E103
    Meeting Type:  OGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  OM0005514043
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to review the Board of Directors report           Mgmt          For                            For
       for the YE 31 DEC 2008

2.     Approve to review the corporate governance report         Mgmt          For                            For
       for the YE 31 DEC 2008

3.     Approve the Auditors report and the balance               Mgmt          For                            For
       sheet and profit and loss account for the FY
       31 DEC 2008

4.     Approve the proposal of the Board of Directors            Mgmt          For                            For
       on payment of Cash dividend of 5% of the capital
       [i.e, 5 baizas] for each share

5.     Approve the distribution of bonus shares of               Mgmt          For                            For
       5% of the capital [1 share for each 20 shares],
       this will result in an increase in the number
       of capital shares from 646,153,846 to 678,461,539
       shares

6.     Ratify the payments of sitting fees for the               Mgmt          For                            For
       Board and Committees Meetings during the year
       2008 and approve to determine the sitting fees
       of the Board of Directors and Committees for
       the next FY 2009

7.     Approve the payment of Board remuneration of              Mgmt          For                            For
       OMR 44,600 for the FYE 31 DEC 2008

8.     Approve the related party transactions entered            Mgmt          For                            For
       into by the Bank during the year 2008

9.     Ratify and approve donations to various charitable        Mgmt          Against                        Against
       organizations during the year 2008 and the
       Board of Directors proposal to set aside OMR
       50,000 for charitable and social contribution
       during the year 2009 and authorize the Board
       of Directors to dispose off the same as it
       deems fit

10.    Appoint the Auditors for the FYE 31 DEC 2009              Mgmt          For                            For
       and approve to determine their fees




--------------------------------------------------------------------------------------------------------------------------
 AIR ARABIA PJSC                                                                             Agenda Number:  701819039
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0367N110
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  AE000A0MX9U4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to discuss the board of directors report          Mgmt          For                            For
       regarding the Company's activities and it financial
       position for the year ending 31 DEC 2008

2.     Approve to discuss the report of   the External           Mgmt          For                            For
       Auditors in respect o f the Company's financial
       year ending 31 DEC 2008

3.     Approve the balance sheet and the profit and              Mgmt          For                            For
       loss account of the company for the financial
       year ending 31 DEC 2008

4.     Approve the recommendation of the board of directors      Mgmt          For                            For
       regarding the dividend distribution of 10%
       per share for the financial year ending 31
       DEC 2008

5.     Approve the proposal of board of directors for            Mgmt          For                            For
       the Board of Directors Members remuneration

6.     Approve the members of the Board of Directors             Mgmt          For                            For
       and External Auditors of their liability in
       respect to  their work for the period ending
       31 DEC 2008

7.     Appoint the External Auditors of the company              Mgmt          For                            For
       for the year 2009 and to determine their remuneration

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 MAR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF SECOND CALL COMMENT AND RECORD DATE. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 AIR CHINA LTD                                                                               Agenda Number:  701686442
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y002A6104
    Meeting Type:  EGM
    Meeting Date:  09-Oct-2008
          Ticker:
            ISIN:  CNE1000001S0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint Ms. Wang Yinxiang as a Non-Executive              Mgmt          For                            For
       Director of the Board of Directors of the Company

S.2.A  Approve the Company's purchase of 20 Airbus               Mgmt          For                            For
       330-Series aircraft from Airbus Company

S.2.B  Approve the Company's purchase of 15 Boeing               Mgmt          For                            For
       777 and 30 Boeing 737 aircraft from Boeing
       Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AIR CHINA LTD                                                                               Agenda Number:  701781987
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y002A6104
    Meeting Type:  EGM
    Meeting Date:  22-Dec-2008
          Ticker:
            ISIN:  CNE1000001S0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 519267 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE IN 'FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the appointment of Mr. He Chaofan as              Mgmt          For                            For
       a shareholder representative Supervisor for
       the second session of the Supervisory Committee
       of the Company

2.     Approve that, from 01 JAN 2009, the Company               Mgmt          For                            For
       may send or supply corporate communications
       to its shareholders of H shares in relation
       to whom the following conditions are met by
       making such corporate communications available
       on the Company's own website: (i) each holder
       of H shares has been asked individually by
       the Company to agree that the Company may send
       or supply corporate communications generally,
       or the corporate communication in question,
       to him by means of the Company's own website;
       and (ii) the Company has not received a response
       indicating objection from the holder of H shares
       within the period of 28 days beginning with
       the date on which the Company's request was
       sent, the shareholders of H shares in relation
       to whom the aforesaid 2 conditions are met
       shall be taken to have agreed that the Company
       may send or supply corporate communications
       to such shareholders by making such corporate
       communications available at the Company's own
       website

S.3    Approve, a medium-term notes program of the               Mgmt          For                            For
       Company [the Program] on the terms: (i) issuance
       of medium-term notes with a term of 3 or 5
       years in the inter-bank bond market in the
       People's Republic of China, which may be issued
       in tranches, with an aggregate amount not exceeding
       RMB 6 billion; (ii) the main use of proceeds
       from the Program is to adjust the debt structure
       of the Company and supplement its working capital;
       and authorize the Chairman of the Board, or
       an Executive Director or any person authorized
       by the Chairman of the Board of the Company
       to deal with all matters in connection with
       the issuance of the medium-term notes, including
       but not limited to: (i) determine the details
       of timing, amount, the number of tranches,
       interest rate, use of proceeds and all other
       matters relating to the reporting and issuance
       of the medium term notes; (ii) signing the
       necessary documents in connection with the
       Program, including but not limited to the document
       in relation to the issuance application, issuance
       prospectus, underwriting agreement and all
       announcements relating thereto; (iii) deal
       with the necessary procedural matters, including
       but not limited to the relevant registration
       matters; and (iv) to do all other necessary
       acts




--------------------------------------------------------------------------------------------------------------------------
 AIR CHINA LTD                                                                               Agenda Number:  701922432
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y002A6104
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  CNE1000001S0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the year 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the year 2008

3.     Approve the audited consolidated financial statements     Mgmt          For                            For
       of the Company for the year 2008 prepared under
       the Accounting Standards for Enterprises of
       the PRC and International Financial Reporting
       Standards

4.     Approve the profit distribution proposal that             Mgmt          For                            For
       no dividends be distributed for the year 2008
       as recommended by the Board of Directors of
       the Company

5.     Re-appoint Ernst & Young as the Company's International   Mgmt          For                            For
       Auditors and Ernst & Young Hua Ming CPAS Limited
       Company as the Company's Domestic Auditors
       for the YE 31 DEC 2009 and authorize the Board
       of Directors of the Company to determine their
       remunerations

6.     Appoint Mr. Cao Jianxiong as a Non-Executive              Mgmt          For                            For
       Director of the Company

7.     Appoint Mr. Fu Yang as an Independent Non-Executive       Mgmt          For                            For
       Director of the Company and approve to determine
       his remuneration with reference to the emoluments
       of the Independent Non-Executive Directors
       of the second session of the Board [which is
       RMB 60,000]

8.     Approve the procurement of Directors and officers         Mgmt          Against                        Against
       liability insurance for the Directors, Supervisors
       and Senior Management of the Company and authorize
       the Board to determine any adjustments to the
       limits of liability and premiums and authorize
       the Management of the Company to handle issues
       relating to the liability insurance on a yearly
       basis including but not limited to selection
       of the insurance Company and execution of insurance
       contracts

S.9.A  Authorize the Board of Directors of the Company           Mgmt          Against                        Against
       to allot, issue and deal with additional shares
       of the Company [Shares] and to make or grant
       offers, agreements and options which might
       require during and after the end of the relevant
       period; the amount of additional a Shares and
       overseas-listed foreign shares [H Shares] [as
       the case may be] allotted, issued and dealt
       with or agreed conditionally or unconditionally
       to be allotted, issued and dealt with either
       separately or concurrently by the Board of
       Directors of the Company pursuant to the approval
       in this resolution, shall not exceed 20% of
       each of the Company's existing A Shares and
       H Shares [as the case may be] in issue at the
       date of passing this special resolution;[Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the 12 months period following the passing
       of special resolution 9A

S.9.B  Authorize the Board of Directors of the Company           Mgmt          For                            For
       to increase the registered capital of the Company
       to reflect the issue of shares authorized under
       special resolution 9A, and to make such appropriate
       and necessary amendments to the Articles of
       Association of the Company as they think fit
       to reflect such increases in the registered
       capital of the Company and to take any other
       action and complete any formality required
       to effect such increase of the registered capital
       of the Company

S.10   Amend the Articles of Association of the Company          Mgmt          For                            For
       as set out in Appendix I of the circular dispatched
       by the Company on 24 APR 2009 and authorize
       an Executive Director to adjust, at his or
       her discretion, the said amendments in accordance
       with the opinion of the relevant PRC authorities
       [the proposed amendment to the articles of
       amendments will be submitted to the relevant
       PRC authorities for approval after being approved
       at the AGM]

S.11   Amend the rules and procedure of shareholders'            Mgmt          For                            For
       meeting, the rules and procedure of meetings
       of the Board of Directors and the rules and
       procedure of meetings of the Supervisory Committee
       of the Company, the revised full text of which
       are as specified in Appendix II, III and IV
       respectively of the circular despatched by
       the Company on 24 APR 2009




--------------------------------------------------------------------------------------------------------------------------
 AIRPORTS OF THAILAND PUBLIC CO LTD                                                          Agenda Number:  701785884
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0028Q111
    Meeting Type:  AGM
    Meeting Date:  23-Jan-2009
          Ticker:
            ISIN:  TH0765010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the 1/2008 the EGM of              Mgmt          For                            For
       shareholders held on 14 MAR 2008

2.     Acknowledge the operating results of 2008                 Mgmt          For                            For

3.     Approve the balance sheets and income statements          Mgmt          For                            For
       for the YE 30 SEP 2008

4.     Approve the appropriation of dividend payment             Mgmt          For                            For
       according to the operating results in the accounting
       period 2008

5.A    Elect a Director, in replacement of Mr. Vinai             Mgmt          For                            For
       Vittavasgarnvej who retires by rotation

5.B    Elect a Director, in replacement of Mr. Pongsak           Mgmt          For                            For
       Semson who retires by rotation

5.C    Elect a Director, in replacement of Air Marshal           Mgmt          For                            For
       Sumet Photimanee who retires by rotation

5.D    Elect a Director, in replacement of Mr. Arkhom            Mgmt          For                            For
       Termpittayapaisith who retires by rotation

5.E    Elect a Director, in replacement of Flight Lieutenant     Mgmt          For                            For
       Usar Borisuth who retires by rotation

6.     Approve the remuneration of the Board Members             Mgmt          For                            For

7.     Appoint an Auditor and determine the Auditor's            Mgmt          For                            For
       remuneration

8.     Other matters (if any)                                    Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TEXT OF RESOLUTION NUMBER 5. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AIRPORTS OF THAILAND PUBLIC CO LTD                                                          Agenda Number:  701810283
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0028Q111
    Meeting Type:  AGM
    Meeting Date:  17-Feb-2009
          Ticker:
            ISIN:  TH0765010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Piyapan Champasut as a Director                 Mgmt          For                            For

1.2    Elect Air Chief Marshal Raden Puengpak as a               Mgmt          For                            For
       Director

1.3    Elect Air Chief Marshal Bureerat Ratanavanich             Mgmt          For                            For
       as a Director

1.4    Elect Mr. Pongsak Semson as a Director                    Mgmt          For                            For

1.5    Elect Mr. Utid Tamwatin as a Director                     Mgmt          For                            For

1.6    Elect Mr. Thanapich Mulapruk as a Director                Mgmt          For                            For

1.7    Elect Mr. Suphoth Sublom as a Director                    Mgmt          For                            For

1.8    Elect Mr. Chakarn Saengruksawong as a Director            Mgmt          For                            For

1.9    Elect Mr. Arkhom Termpittayapaisith as a Director         Mgmt          For                            For

1.10   Elect Mrs. Rawittha Pongnuchit as a Director              Mgmt          For                            For

1.11   Elect Mr. Wutisak Lapcharoensap as a Director             Mgmt          For                            For

1.12   Elect Mr. Prasong Poontaneat as a Director                Mgmt          For                            For

1.13   Elect Miss. Pongpen Summapan as a Director                Mgmt          For                            For

1.14   Elect Mr. Suthi Kreingchaiyapruk as a Director            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 AKBANK TURK ANONIM SIRKETI                                                                  Agenda Number:  701806222
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0300L106
    Meeting Type:  OGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  TRAAKBNK91N6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint the Presidential Board and authorize              Mgmt          No Action
       to sign the minutes of the general meeting

2.     Approve the communication of the reports of               Mgmt          No Action
       the Board of Directors, the Internal Auditors
       and the Independent Auditor

3.     Ratify the balance sheet and profit and loss              Mgmt          No Action
       statement for 2008 and grant discharge of liability
       of the Board of Directors and the Auditors
       from the operations and accounts of 2008

4.     Approve the decision on the appropriation of              Mgmt          No Action
       profits of 2008

5.     Approve the renewal and appointment of the Internal       Mgmt          No Action
       Auditors and determination of their salaries

6.     Approve the information to the shareholders               Mgmt          No Action
       regarding the donations for 2008

7.     Authorize the Board of Directors in connection            Mgmt          No Action
       with matters falling within the scope of Articles
       334 and 335 of the Turkish Commercial Code




--------------------------------------------------------------------------------------------------------------------------
 AKCANSA CIMENTO SANAYI VE TICARET AS                                                        Agenda Number:  701697382
--------------------------------------------------------------------------------------------------------------------------
        Security:  M03343122
    Meeting Type:  EGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  TRAAKCNS91F3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and election of the Chairmanship                  Mgmt          No Action

2.     Authorize the Chairman to sign minutes of the             Mgmt          No Action
       meeting

3.     Approve the decision of amendment of Article              Mgmt          No Action
       3 of Articles of Association

4.     Elect the Members of Board of Directors who               Mgmt          No Action
       has been appointed to that positions temporarily




--------------------------------------------------------------------------------------------------------------------------
 AKCANSA CIMENTO SANAYI VE TICARET AS                                                        Agenda Number:  701844955
--------------------------------------------------------------------------------------------------------------------------
        Security:  M03343122
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  TRAAKCNS91F3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and formation of the Board of general             Mgmt          No Action
       meeting

2.     Approve to provide the Board of general meeting           Mgmt          No Action
       with authorizing to sign the minutes of the
       meeting

3.     Receive the annual report of the Board of Directors,      Mgmt          No Action
       reports of Independent Auditing Firm and Internal
       Auditors

4.     Approve the declaration of donations made by              Mgmt          No Action
       Corporation during year of 2008

5.     Approve the balance sheet and statement of profit         Mgmt          No Action
       and loss, taking decision on proposal made
       by the Board of Directors on distribution of
       profit

6.     Approve the Waiver of the rights against and              Mgmt          No Action
       releasing from the Board of Directors and Internal
       Auditors from its responsibilities regarding
       the year of 2008

7.     Approve to determine the remuneration of the              Mgmt          No Action
       Members of Board of Director and Internal Auditors

8.     Elect the Members of Board of Directors and               Mgmt          No Action
       Internal Auditors whose term of duty ended
       and approve to determine the term of duty of
       elected Members

9.     Approve to provide the Chairman and the Members           Mgmt          No Action
       of Board of Directors with authorization in
       accordance with the Turkish Commercial Code
       Articles 334 and 335




--------------------------------------------------------------------------------------------------------------------------
 AKENRJI ELEKTRIK URETIM A.S., ISTANBUL                                                      Agenda Number:  701687999
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0369N100
    Meeting Type:  EGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  TRAAKENR91L9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the assembly and elect the Chairmanship        Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the assembly

3.     Ratify the amendment of the Article 4 of the              Mgmt          No Action
       Articles of Association, in accordance with
       the approvals of capital market Board [dated
       20 JUN 2008 and Number: 10234] and of Ministry
       of Industry and Trade [dated 30 JUN 2008 and
       Number: 3285]




--------------------------------------------------------------------------------------------------------------------------
 AKENRJI ELEKTRIK URETIM A.S., ISTANBUL                                                      Agenda Number:  701880329
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0369N100
    Meeting Type:  OGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  TRAAKENR91L9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board, authorize       Mgmt          No Action
       the Chairmanship to sign the minutes of the
       meeting

2.     Approve the assignment of 2.441.194.554 shares            Mgmt          No Action
       to CEZ A.S. for General Assembly

3.     Amend the Company Articles 5,8,10,11,14,16,17,18,20       Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 AKENRJI ELEKTRIK URETIM A.S., ISTANBUL                                                      Agenda Number:  701904674
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0369N100
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  TRAAKENR91L9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening and elect the Presidential Board and              Mgmt          No Action
       authorize the Chairmanship to sign the minutes
       of the meeting

2.     Approve to concern the activities and accounts            Mgmt          No Action
       of 2008 and deliberation of the Board of Directors,
       Auditors and Independent Auditors report, deliberation
       and the profit distribution proposal of the
       Board of Directors

3.     Approve to absolve the Board Members and the              Mgmt          No Action
       Auditors

4.     Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

5.     Approve the decision on the Independent Auditing          Mgmt          No Action
       Firm

6.     Approve the presentation of information about             Mgmt          No Action
       the donations and contributions and processes
       with the concerned parties




--------------------------------------------------------------------------------------------------------------------------
 AKENRJI ELEKTRIK URETIM A.S., ISTANBUL                                                      Agenda Number:  701923737
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0369N100
    Meeting Type:  EGM
    Meeting Date:  12-May-2009
          Ticker:
            ISIN:  TRAAKENR91L9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening, forming and authorize the Board of               Mgmt          No Action
       Presidency to sign the minutes of meeting

2.     Approve the sales of 37, 36141% shares of the             Mgmt          No Action
       Company, amounted 2,441,194,554 units, which
       has belonged to Akkok




--------------------------------------------------------------------------------------------------------------------------
 AKRUTI CITY LTD                                                                             Agenda Number:  701924195
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y00320104
    Meeting Type:  OTH
    Meeting Date:  23-May-2009
          Ticker:
            ISIN:  INE703H01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Amend, the Central Government under Section               Mgmt          For                            For
       21 of the Companies Act, 1956, the name of
       the Company be changed from 'Akruti City Limited'
       to 'Ackruti City Limited' made available for
       registration by the Registrar of Companies,
       Maharashtra and accordingly, the name 'Akruti
       City Limited' wherever it occurs in the Memorandum
       and Articles of Association of the Company,
       be substituted by the new name 'Ackruti City
       Limited' ; and authorize the Director of Secretary
       of the Company to make application to the Central
       Government seeking its approval to the proposed
       change of name as aforesaid and to sign all
       such applications, papers, and other documents
       and to do all such acts, deeds and things as
       may be necessary for giving effect to this
       resolution




--------------------------------------------------------------------------------------------------------------------------
 AKSA                                                                                        Agenda Number:  701853207
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0375X100
    Meeting Type:  EGM
    Meeting Date:  06-Apr-2009
          Ticker:
            ISIN:  TRAAKSAW91E1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIA

1.     Opening, forming and authorize the Board of               Mgmt          No Action
       Presidency to sign the minutes of the meeting

2.     Amend the items 3, 4, 6, 20, 28 and 31 of the             Mgmt          No Action
       Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 AKSA                                                                                        Agenda Number:  701889480
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0375X100
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  TRAAKSAW91E1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board, and             Mgmt          No Action
       authorize the Chairmanship to sign the minutes
       of the meeting

2.     Approve the activities and accounts of 2008,              Mgmt          No Action
       the reading and deliberation of the Board of
       Directors, the Auditors and the Independent
       Auditing reports, reading, deliberation and
       approval of balance sheet, income statements
       and profit distribution proposal

3.     Approve to absolve the Members of the Board               Mgmt          No Action
       of Directors and the Auditors for the Company's
       activities in 2008

4.     Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

5.     Approve the presentation of information about             Mgmt          No Action
       the donations and contributions, decision on
       the Independent Auditing firm




--------------------------------------------------------------------------------------------------------------------------
 AKSIGORTA AS                                                                                Agenda Number:  701813114
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0376Z104
    Meeting Type:  OGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  TRAAKGRT91O5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board                  Mgmt          No Action

2.     Grant authority to the Chairmanship to sign               Mgmt          No Action
       the minutes of the meeting

3.     Receive the reports of the Board of Directors             Mgmt          No Action
       and the Auditors

4.     Approve the balance sheet and income statements,          Mgmt          No Action
       the acceptance or rejection of the profit distribution
       proposal

5.     Approve to absolve the members of the Board               Mgmt          No Action
       of Directors and the Auditors

6.     Approve to determine the monthly gross salaries           Mgmt          No Action
       and goodwill of the Board Members

7.     Elect the Board members and approve to determine          Mgmt          No Action
       their duty period

8.     Approve the assignment of the Independent Auditing        Mgmt          No Action
       Company

9.     Approve the change of Article 4 of Articles               Mgmt          No Action
       of Association of the Company

10.    Authorize the Chairman and Board members to               Mgmt          No Action
       make written proceedings on Articles 334 and
       335 of the Company




--------------------------------------------------------------------------------------------------------------------------
 AL EZZ STL REBARS S A E                                                                     Agenda Number:  701817516
--------------------------------------------------------------------------------------------------------------------------
        Security:  M07095108
    Meeting Type:  OGM
    Meeting Date:  05-Mar-2009
          Ticker:
            ISIN:  EGS3C251C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report on the              Mgmt          No Action
       Company's activity for the FYE 30 SEP 2008

2.     Approve the Auditor report of the Company's               Mgmt          No Action
       financial statements for the FYE 30 SEP 2008

3.     Approve the Company's financial statements and            Mgmt          No Action
       profit distribution for the FYE 30 SEP 2008




--------------------------------------------------------------------------------------------------------------------------
 AL EZZ STL REBARS S A E                                                                     Agenda Number:  701922002
--------------------------------------------------------------------------------------------------------------------------
        Security:  M07095108
    Meeting Type:  OGM
    Meeting Date:  14-May-2009
          Ticker:
            ISIN:  EGS3C251C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report during              Mgmt          No Action
       2008

2.     Approve the Auditor report for the FYE 31 DEC             Mgmt          No Action
       2008

3.     Approve the financial statements for the FYE              Mgmt          No Action
       31 DEC 2008

4.     Approve to release the Board of Directors for             Mgmt          No Action
       the FYE 31 DEC 2008

5.     Approve to determine the allowances for sessions          Mgmt          No Action
       attendance for the Board of Directors

6.     Re-appoint the Auditor and approve to determine           Mgmt          No Action
       his fees for the YE 31 DEC 2009

7.     Approve the compensation contracts made in 2008           Mgmt          No Action
       and authorize the Board of Directors to make
       compensation contracts for the year 2009 and
       to issue guarantees from others in favor of
       Sister Companies

8.     Approve the donations accepted by Board of Directors      Mgmt          No Action
       during 2008 and authorize the Board to donate
       during 2009 and its limits




--------------------------------------------------------------------------------------------------------------------------
 AL JAZEIRA SERVICES CO, MUSCAT                                                              Agenda Number:  701902492
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0843S105
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  OM0001214051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the reduction of the issued  and paid             Mgmt          For                            For
       up capital by 50 per from 22343434 to OMR 11171717
       in order to write off the accumulated losses
       amounting to OMR 11365306

2.a    Approve the re-distribution of the Company's              Mgmt          For                            For
       share capital as 50512896 preference shares
       insted of 101025792 prefernce shares

2.b    Approve the re-distribution of the Company's              Mgmt          For                            For
       share capital as 61204273 ordinary shares
       insted of 122408546 ordinary shares

3.     Amend the Articles 5 and 6 the Company's Article          Mgmt          For                            For
       of Association as per the amendment in share
       capital above




--------------------------------------------------------------------------------------------------------------------------
 ALADDIN KNOWLEDGE SYSTEMS LTD.                                                              Agenda Number:  932995509
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0392N101
    Meeting Type:  Special
    Meeting Date:  20-Feb-2009
          Ticker:  ALDN
            ISIN:  IL0010824030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO ADOPT AND APPROVE THE AGREEMENT AND PLAN               Mgmt          For                            For
       OF MERGER, DATED AS OF JANUARY 11, 2009, BY
       AND AMONG MAGIC LAMP CORP., JASMINE MERGER
       CORP LTD. AND ALADDIN, APPROVE THE MERGER CONTEMPLATED
       THEREBY AND APPROVE ALL OTHER TRANSACTIONS
       CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER.

02     TO APPROVE THE ARTICLES AMENDMENT AND CORRESPONDING       Mgmt          For                            For
       AMENDMENTS TO THE INDEMNIFICATION AGREEMENTS.

03     TO APPROVE THE D&O INSURANCE RENEWAL AND THE              Mgmt          For                            For
       PURCHASE OF THE RUN-OFF INSURANCE.




--------------------------------------------------------------------------------------------------------------------------
 ALARKO HOLDING, ISTANBUL                                                                    Agenda Number:  701920161
--------------------------------------------------------------------------------------------------------------------------
        Security:  M04125106
    Meeting Type:  OGM
    Meeting Date:  11-May-2009
          Ticker:
            ISIN:  TRAALARK91Q0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 548429 DUE TO THE RECEIPT OF SPLITTING OF
       RESOLUTIONS. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

1.     Approve the moment of silence                             Mgmt          No Action

2.     Elect the Chairmanship                                    Mgmt          No Action

3.     Authorize the Chairmanship in order to sign               Mgmt          No Action
       the minutes of the assembly

4.A    Approve the Board of Directors' activity report,          Mgmt          No Action
       balance sheet and income statement of year
       2008

4.B    Approve the Board of Auditors' report                     Mgmt          No Action

4.C    Approve the Independent Auditing Company's report         Mgmt          No Action

4.D    Ratify the balance sheet and income statement             Mgmt          No Action
       of year 2008

4.E    Grant discharge to the Board Members and the              Mgmt          No Action
       Auditors for their activities in 2008

5.     Approve to inform the shareholders about the              Mgmt          No Action
       donations given across the year by our Company

6.     Approve the Board of Directors proposal regarding         Mgmt          No Action
       the dividend distribution

7.     Approve to determine the number of the Members            Mgmt          No Action
       of the Board of Directors; elect the Members
       in accordance with the Articles of Association
       and determine his/her remuneration

8.     Re-elect or replacement of the Auditors whose             Mgmt          No Action
       term in office have expired and approve the
       discussion and taking decision on determination
       of his/her remuneration

9.     Authorize the Members of the Board of Directors           Mgmt          No Action
       to participate in activities indicated in the
       Articles 334 and 335 of the Turkish Trade Code

10.    Ratify the subscription of an auditing contract           Mgmt          No Action
       with the Independent Auditing Company appointed
       by Board of Directors in accordance with the
       Capital Market Legislation and ratify the draft
       contract




--------------------------------------------------------------------------------------------------------------------------
 ALBENA INVEST HOLDING, ALBENA                                                               Agenda Number:  701956724
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0042G108
    Meeting Type:  OGM
    Meeting Date:  13-Jun-2009
          Ticker:
            ISIN:  BG1100046983
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 JUN 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the report of the Management bodies               Mgmt          For                            For
       about the activities of the Company in 2008

2.     Adopt the 2008 annual financial statement of              Mgmt          For                            For
       the Company

3.     Approve the report of the Certified Accountant            Mgmt          For                            For
       about his 2008 Audit

4.     Adopt the 2008 consolidated activity report               Mgmt          For                            For
       of the Management bodies

5.     Adopt the 2008 consolidated financial statement           Mgmt          For                            For
       of the Company and the 2008 Auditor's report

6.     Approve the report the Investor Relations Director        Mgmt          For                            For

7.     Elect the Certified Accountant                            Mgmt          For                            For

8.     Elect an Audit Committee                                  Mgmt          For                            For

9.     Approve the exemption from liability of the               Mgmt          For                            For
       Members of the Management bodies for their
       activity in 2008

10.    Approve the profit allocation decision                    Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ALDAR PROPERTIES PJSC, ABU DHABI                                                            Agenda Number:  701813227
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0517N101
    Meeting Type:  AGM
    Meeting Date:  04-Mar-2009
          Ticker:
            ISIN:  AE000A0LF2T4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       12 MAR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 533613 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the financial reports for the year 2008           Mgmt          For                            For

2.     Approve the Auditors report for the year 2008             Mgmt          For                            For

3.     Approve the balance sheet, profit and loss account        Mgmt          For                            For
       for the year 2008

4.     Approve the profit distribution 12.5 FILS per             Mgmt          For                            For
       share for the year 2008

5.     Approve the issuance of no liability letter               Mgmt          For                            For
       for Board of Director and Auditors for the
       year 2008

6.     Appoint the Auditors for the year 2009 and approve        Mgmt          For                            For
       to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 ALEXANDRIA MINERAL OILS COMPANY                                                             Agenda Number:  701676047
--------------------------------------------------------------------------------------------------------------------------
        Security:  M0726T105
    Meeting Type:  AGM
    Meeting Date:  17-Aug-2008
          Ticker:
            ISIN:  EGS380P1C010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Receive the Board of Director's report and its            Mgmt          No Action
       financial positions for the FYE 30 JUN 2008

2.     Receive the Auditor's reports for the financial           Mgmt          No Action
       statements for the FYE 30 JUN 2008

3.     Approve the financial statements for the YE               Mgmt          No Action
       30 JUN 2008

4.     Approve the profit distribution                           Mgmt          No Action

5.     Approve to release the Board of Directors responsibility  Mgmt          No Action
       upon FYE 30 JUN 2008

6.     Approve to decide the allowances paid to the              Mgmt          No Action
       Board of Directors for attending their meetings

7.     Approve the Board of Director to give donations           Mgmt          No Action
       through coming FYE 30 JUN 2008




--------------------------------------------------------------------------------------------------------------------------
 ALFA SAB DE CV                                                                              Agenda Number:  701847898
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0156P117
    Meeting Type:  EGM
    Meeting Date:  01-Apr-2009
          Ticker:
            ISIN:  MXP000511016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU.

1.     Submission and, where appropriate, approval               Non-Voting    No vote
       of a proposal to cancel 40000000 shares, from
       the purchase program of its own shares that
       are in the Treasury, and to take effect the
       resolution s of the case

2.     Appointment of delegates                                  Non-Voting    No vote

3.     Reading and, where appropriate, approval of               Non-Voting    No vote
       minutes of the meeting

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ACTUAL RECORD DATE. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 ALFA SAB DE CV                                                                              Agenda Number:  701854906
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0156P117
    Meeting Type:  OGM
    Meeting Date:  01-Apr-2009
          Ticker:
            ISIN:  MXP000511016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU.

I.     Presentation and, if relevant, approval of the            Non-Voting    No vote
       reports that are referred to in Article 28
       [iv], of the Securities Market Law, relating
       to the 2008 FY

II.    Proposals on the allocation of the results account        Non-Voting    No vote
       for the 2008 FY, which include to declare a
       cash dividend, the setting of the maximum amount
       of funds that may be allocated for the purchase
       of the Company's own shares

III.   Election of the Members of the Board of Directors         Non-Voting    No vote
       and of the Chairperson of the audit and Corporate
       Practices Committee, setting of their remuneration
       and related resolutions

IV.    Designation of delegates                                  Non-Voting    No vote

V.     Reading and, if relevant, approval of the minutes         Non-Voting    No vote
       of the meeting




--------------------------------------------------------------------------------------------------------------------------
 ALICORP SAA, LIMA                                                                           Agenda Number:  701831528
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0161K103
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  PEP214001005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       03 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the distribution or allocation of profits         Mgmt          For                            For

2.     Approve the Corporate Management [financial               Mgmt          For                            For
       statements and report from the Board of Directors]

3.     Approve the designation of the Outside Auditors           Mgmt          For                            For
       for the 2009 FY

4.     Approve the setting of the remuneration of the            Mgmt          For                            For
       Board of Directors

5.     Approve the Dividends Policy                              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ALLAHABAD BANK                                                                              Agenda Number:  701972778
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0031K101
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2009
          Ticker:
            ISIN:  INE428A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the balance sheet, profit               Mgmt          For                            For
       and loss account of the Bank as at and for
       the YE 31 MAR 2009, the report of the Board
       of Directors on the working and activities
       of the Bank for the period covered by the accounts
       and the Auditors' report on the balance sheet
       and the accounts

2.     Declare dividend on equity shares                         Mgmt          For                            For

S.3    Authorize the Board of Directors of the Bank,             Mgmt          For                            For
       to seek voluntary delisting of Bank's equity
       shares listed at the Calcutta Stock Exchange
       Association Limited and for that matter to
       approach the Calcutta Stock Exchange Association
       Limited and/or any other concerned authority
       (ies) for seeking its [their] consents, permissions,
       or sanction as may be required for giving effect
       to the voluntary delisting of the equity shares
       from the aforesaid Stock Exchange; to settle
       all questions, difficulties or doubts that
       may arise in regard to the aforesaid voluntary
       delisting of equity shares as it may in its
       absolute discretion deem fit without being
       required to seek any further approval of its
       members or otherwise to the end and intent
       that the members shall be deemed to have given
       their approval expressly by the authority of
       this resolution; and authorize the Chairman
       and Managing Director and/or Executive Director
       of the Bank, to take all necessary steps in
       this regard in order to comply with all the
       legal and procedural formalities and further
       to authorize any of the Officers of the Bank
       to do all such acts, deeds to give effect to
       the above said resolution

4.     Elect a Director of the Bank from amongst shareholders    Mgmt          For                            For
       [other than Central Government] of the Bank
       against the casual vacancy caused by the ceasation
       of directorship of Shri Yash Paul Mahajan and
       to assume office from the date following the
       date of this meeting 16 JUN 2009 and to hold
       office until 29 JUN 2011




--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE FINANCIAL GROUP BERHAD                                                             Agenda Number:  701654394
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0034W102
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2008
          Ticker:
            ISIN:  MYL2488OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 MAR 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Approve the payment of the Director's fees in             Mgmt          For                            For
       respect of the FYE 31 MAR 2008

3.     Re-elect Datuk Oh Chong Peng as a Director,               Mgmt          For                            For
       who retires by rotation pursuant to Article
       82 of the Company's Articles of Association

4.     Re-elect Mr. Megat Dziauddin bin Megat Mahmud             Mgmt          For                            For
       as a Director, who retires by rotation pursuant
       to Article 82 of the Company's Articles of
       Association

5.     Re-elect Mr. Stephen Geh Sim Whye as a Director,          Mgmt          For                            For
       who retires by rotation pursuant to Article
       82 of the Company's Articles of Association

6.     Re-appoint Messers Ernst and Young as the Auditors        Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

7.     Re-appoint Dato Thomas Mun Lung Lee as a Director         Mgmt          For                            For
       of the Company to hold the office until the
       conclusion of the next AGM of the Company,
       who vacates his offices pursuant to Section
       129 (2) of the Companies Act, 1965

S.8    Amend Article 107 of the Articles of Association          Mgmt          For                            For
       of the Company as specified

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL GROUP,INC                                                                   Agenda Number:  701686365
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y00334105
    Meeting Type:  AGM
    Meeting Date:  16-Sep-2008
          Ticker:
            ISIN:  PHY003341054
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 495726 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the certification of notice and quorum            Mgmt          For                            For

3.     Approve the minutes of the annual meeting of              Mgmt          For                            For
       stockholders held on 14 SEP 2007

4.     Receive the report of Management for year 2007            Mgmt          For                            For

5.     Appoint the Independent Auditors                          Mgmt          For                            For

6.     Ratify the acts of the Board of Directors and             Mgmt          For                            For
       the Management for the year 2007

7.A    Elect Mr. Andrew L. Tan as a Director                     Mgmt          For                            For

7.B    Elect Mr. Kingson U. Sian as a Director                   Mgmt          For                            For

7.C    Elect Mr. Katherine L. Tan as a Director                  Mgmt          For                            For

7.D    Elect Mr. Winston S. Co as a Director                     Mgmt          For                            For

7.E    Elect Mr. Renato M. Piezas as a Director                  Mgmt          For                            For

7.F    Elect Mr. Sergio R. Ortiz-Luis, Jr. as a Independent      Mgmt          For                            For
       Director

7.G    Elect Mr. Alejo L. Villanueva, JR. as a Independent       Mgmt          For                            For
       Director

8.     Adjournment                                               Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ALLIED ELECTRONICS CORP LTD                                                                 Agenda Number:  701915944
--------------------------------------------------------------------------------------------------------------------------
        Security:  S02420123
    Meeting Type:  OGM
    Meeting Date:  11-May-2009
          Ticker:
            ISIN:  ZAE000029658
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.S.1  Amend the Articles of Association of the Company          Mgmt          For                            For
       be substituted by the adoption, which have
       been initialled by the Chairman of the General
       Meeting for purposes of identification

2.O.1  Approve, the Altron 2009 Share Plan [the new              Mgmt          For                            For
       plan] as specified, the salient features of
       which are specified in Section 3 of this circular
       and authorize the Directors of the Company
       to take all such steps as may be necessary
       for the establishment and carrying into effect
       of the new plan including the allotment and
       issue of shares in the capital of the Company
       on the terms and conditions as specified in
       the new plan to participants of the new plan
       including the Directors of the Company

3.O.2  Approve, subject to the passing of Resolution             Mgmt          For                            For
       O.1, 12,000,000 million participating preference
       shares with a par value of 0.01 cent each in
       the authorized, but unissued preference share
       capital of the Company be placed under the
       control of the Directors as a specific authority
       in terms of Section 221(2) of the Companies
       Act 1973 [the Act] with the power to allot
       and issue these shares in accordance with and
       for the purposes of the Altron 2009 Share Plan,
       subject to the provisions of the Act and the
       JSE Limited's Listings Requirements

4.O.3  Approve, subject to the passing of Resolution             Mgmt          For                            For
       S.1 and O.1, authorize any 1 Director or the
       Secretaries of the Company to do all such things
       and sign all documents and take all such action
       as they consider necessary to implement the
       resolutions set out in the notice convening
       this general meeting at which this Ordinary
       Resolution will be considered




--------------------------------------------------------------------------------------------------------------------------
 ALLIED ELECTRONICS CORP LTD                                                                 Agenda Number:  701915956
--------------------------------------------------------------------------------------------------------------------------
        Security:  S02420131
    Meeting Type:  OGM
    Meeting Date:  11-May-2009
          Ticker:
            ISIN:  ZAE000029666
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.S.1  Amend the Articles of Association of the Company          Mgmt          For                            For
       be substituted by the adoption, which have
       been initialled by the Chairman of the General
       Meeting for purposes of identification

2.O.1  Approve, that the Altron 2009 Share Plan [the             Mgmt          For                            For
       new Plan] as specified and tabled at this general
       meeting, the salient features of which are
       specified Section 3 of this circular and authorize
       the Directors of the Company to take all such
       steps as may be necessary for the establishment
       and carrying into effect of the new plan including
       the allotment and issue of shares in the capital
       of the Company on the terms and conditions
       specified in the new plan to participants of
       the new plan including Directors of the Company

3.O.2  Approve, subject to the passing of Ordinary               Mgmt          For                            For
       Resolution 1, 12,000,000 participating preference
       shares with a par value of 0.01 cent each in
       the authorized, but unissued preference share
       capital of the Company be placed under the
       control of the Directors as a specific authority
       in terms of Section 221(2) of the Companies
       Act 1973 [the Act] with the power to allot
       and issue these shares in accordance with and
       for the purposes of the Altron 2009 Share Plan,
       subject to the provisions of the Act and the
       JSE Limited's Listings Requirements

4.O.3  Authorize any 1 Director or the Secretaries               Mgmt          For                            For
       of the Company, subject to the passing of Special
       Resolution 1 and Ordinary Resolution 1, to
       do all such things and sign all documents and
       take all such action as they consider necessary
       to implement the resolutions set out in the
       notice convening this general meeting at which
       this Ordinary Resolution will be considered




--------------------------------------------------------------------------------------------------------------------------
 ALLIED ELECTRONICS CORP LTD ALTRON                                                          Agenda Number:  701644999
--------------------------------------------------------------------------------------------------------------------------
        Security:  S02420123
    Meeting Type:  AGM
    Meeting Date:  15-Jul-2008
          Ticker:
            ISIN:  ZAE000029658
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       of the Company and the Altron Group for the
       YE 29 FEB 2008

2.1    Re-elect Ms. BJM Masekela as a Director, in               Mgmt          For                            For
       accordance with the provisions of the Company's
       Articles of Association, who is required to
       retire

2.2    Re-elect Mr. M.J. Leeming as a Director, in               Mgmt          For                            For
       accordance with the provisions of the Company's
       Articles of Association

2.3    Re-elect Mr. M.C. Berzack as a Director, in               Mgmt          For                            For
       accordance with the provisions of the Company's
       Articles of Association

2.4    Re-elect Mr. C.G. Venter as a Director, in accordance     Mgmt          For                            For
       with the provisions of the Company's Articles
       of Association

2.5    Re-elect Dr. P.M. Maduna as a Director, in accordance     Mgmt          For                            For
       with the provisions of the Company's Articles
       of Association

3.     Re-appoint Messrs. KPMG Inc. as the Independent           Mgmt          For                            For
       Registered Auditors of the Company, and authorize
       the Directors to fix the remuneration of the
       Auditors for the past years audit as reflected
       in note 20.1 of the annual financial statements
       and to note that the individual registered
       auditor who will undertake the audit during
       the FYE 28 FEB 2009 is Mr. MCA Hoffman

4.S.1  Authorize the Company or any of its subsidiaries          Mgmt          For                            For
       are by way of a general approval, to acquire
       ordinary and or participating preference shares
       issued by the company, in terms of Section
       85 and 89 of the Companies Act, No 61 of 1973,
       as amended [the Companies Act], and in terms
       of the JSE Ltd listings requirements, being
       that this general authority shall be valid
       until the Company's next AGM, [Authority expires
       on 15 months from the date of passing of this
       Special Resolution Number 1] and acquisitions
       of shares in aggregate in any one FY may not
       exceed 20% of the Company's ordinary and or
       participating preference issued share capital,
       as the case may be, as at the date of passing
       of this Special Resolution Number 1

5.     Approve, the general authority granted to Directors       Mgmt          For                            For
       to allot and issue the unissued ordinary and
       participating preference shares of the Company
       to renew subject to the following limitations:
       the authority shall be valid until the date
       of the next AGM of the Company, provided it
       shall not extend beyond 15 months from the
       date of this AGM and issues in terms of this
       authority will not, in any FY, in aggregate
       exceed 10% of the number of ordinary shares
       in the Company's issued share capital as at
       29 FEB 2008

6.     Approve, subject to renewal of the general authority      Mgmt          For                            For
       proposed in terms of ordinary resolution number
       1 above and in terms of the JSE Listings Requirements,
       shareholders grant the Directors a general
       authority for the allotment and issue of ordinary
       and or participating preference shares in the
       capital of the Company for cash as and when
       suitable situations arise, subject to the following
       limitations: this authority shall only be valid
       until the next AGM of the Company, but shall
       not endure beyond 15 months from the date set
       down for the sixty-second AGM and that issues
       in the aggregate in any one FY shall not exceed
       10% of the number of shares of any class of
       the Company's issued share capital less any
       shares that may be issued during the FY arising
       from the exercise of share options in the normal
       course

7.     Approve, with effect from 01 MAR 2008 and in              Mgmt          For                            For
       terms of Article 15.6 of the Company's Articles
       of Association, the fees payable to the Non-Executive
       Directors be set as follows a Board Member,
       ZAR 115 000 per annum, the audit Committee
       Chairman, ZAR 80,000 per annum, an audit Committee
       Member ZAR 37,500 per annum, the remuneration
       Committee Chairman ZAR 60,000 per annum, a
       remuneration Committee Member ZAR 37,500 per
       annum, the risk Management Committee Chairman
       ZAR 60,000 per annum, the risk Committee Member
       ZAR 30,000 per annum, the Nomination Committee
       Chairman ZAR 60,000 per annum and a Nomination
       Committee Member ZAR 14,500 per annum

8.     Authorize any one Director or the Secretary               Mgmt          For                            For
       of the Company to do all such things and sign
       all documents and take all such action as they
       consider necessary to implement the resolutions
       set out in the notice convening this AGM at
       which this ordinary resolution will be considered




--------------------------------------------------------------------------------------------------------------------------
 ALLIED ELECTRONICS CORP LTD ALTRON                                                          Agenda Number:  701646359
--------------------------------------------------------------------------------------------------------------------------
        Security:  S02420131
    Meeting Type:  AGM
    Meeting Date:  15-Jul-2008
          Ticker:
            ISIN:  ZAE000029666
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Grant authority to repurchase shares                      Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ORDINARY       Non-Voting    No vote
       RESOLUTION CHANGED TO SPECIAL RESOLUTION. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 ALLIED TECHNOLOGIES LTD                                                                     Agenda Number:  701647236
--------------------------------------------------------------------------------------------------------------------------
        Security:  S02200111
    Meeting Type:  AGM
    Meeting Date:  08-Jul-2008
          Ticker:
            ISIN:  ZAE000015251
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements for the             Mgmt          For                            For
       YE 29 FEB 2008

2.1    Re-elect Dr. W.P. Venter as a Director                    Mgmt          For                            For

2.2    Re-elect Mr. P.M.O. Curle as a Director                   Mgmt          For                            For

2.3    Re-elect Mr. R.E. Venter as a Director                    Mgmt          For                            For

2.4    Re-elect Mr. Z.J. Sithole as a Director                   Mgmt          For                            For

2.5    Re-elect Mr. M. Sindane as a Director                     Mgmt          For                            For

3.     Ratify the remuneration paid to Non-executive             Mgmt          For                            For
       Directors

4.     Re-appoint PKF Jhb as the Auditors                        Mgmt          For                            For

s.5    Grant the general authority to repurchase shares          Mgmt          For                            For

6.     Approve to place the authorized but unissued              Mgmt          For                            For
       shares under the control of the Directors

7.     Grant the general authority to issue shares               Mgmt          For                            For
       for cash

8.     Authorize any 1 Directors or Company Secretary            Mgmt          For                            For
       to do all such things and sign all such documents
       necessary to give effect to the mentioned resolutions

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ORDINARY       Non-Voting    No vote
       RESOLUTION CHANGED TO SPECIAL RESOLUTION. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 ALLIED TECHNOLOGIES LTD                                                                     Agenda Number:  701998823
--------------------------------------------------------------------------------------------------------------------------
        Security:  S02200111
    Meeting Type:  OGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  ZAE000015251
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the new share plan                                  Mgmt          For                            For

2.     Approve the control of the authorized but unissued        Mgmt          For                            For
       shares

3.     Approve the signature of documentation                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ALMACENES EXITO S A                                                                         Agenda Number:  701827707
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3782F107
    Meeting Type:  OGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  COO31AO00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the verification of the quorum                    Mgmt          For                            For

2.     Approve the agenda                                        Mgmt          For                            For

3.     Elect those who are commissioned with counting            Mgmt          For                            For
       the votes, approving and signing the meeting
       minutes

4.     Approve the Management report from the Board              Mgmt          For                            For
       of Directors and from the office of the President

5.     Approve the presentation of the general purpose           Mgmt          For                            For
       individual and consolidated financial statements,
       their attachments and other documents that
       are legally required, with the cut-off date
       of 31 DEC 2008

6.     Receive the reports from the Auditor                      Mgmt          For                            For

7.     Approve the Management report, the financial              Mgmt          For                            For
       statements with a cut-off date of 31 DEC 2008,
       together with their exhibits and other documents
       that are legally required

8.     Approve to set the compensation for the Board             Mgmt          For                            For
       of Directors

9.     Approve the Management By Laws amendments, plan           Mgmt          For                            For
       for the distribution of profit and donations

10.    Approve the proposals from the shareholders               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ALMENDRAL SA                                                                                Agenda Number:  701875291
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0170E106
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  CLP0170E1065
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the current sate of the Company and               Mgmt          For                            For
       the reports of the external Auditors corresponding
       to the exercise 2008

2.     Approve or reject the annual report, general              Mgmt          For                            For
       balance, profits and loss statements and other
       financial statements submitted by administrators
       and the report of the external Auditors corresponding
       to the exercise 2008

3.     Approve the distribution of the revenues and              Mgmt          For                            For
       the definitive dividend

4.     Approve the distribution of dividends policy              Mgmt          For                            For
       for future periods

5.     Approve to fix the remunerations of the Directors         Mgmt          For                            For
       of the Company

6.     Approve the designation of the external Auditors          Mgmt          For                            For
       for the exercise 2009

7.     Approve the designation of the risk classifier            Mgmt          For                            For
       agents

8.     Approve the information on the operations as              Mgmt          For                            For
       per Articles 44 and 89 of the Law 18.046 related
       to stock companies

9.     Approve the fix the remunerations of the members          Mgmt          For                            For
       of the Directors Committee referred to I Article
       50 BIS of the Law 18.046, and the budget for
       the operational expenses of this Committee

10.    Approve the name of the newspaper where future            Mgmt          For                            For
       corporate publications will be published until
       the next OGM

11.    Any other matters                                         Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ALTEK CORPORATION                                                                           Agenda Number:  701968159
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0094P104
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0003059002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations and financial      Non-Voting    No vote
       statements

A.2    To report the 2008 Audited reports                        Non-Voting    No vote

A.3    To report the status of the corporate bonds               Non-Voting    No vote

A.4    To report the status of buyback Treasury Stock            Non-Voting    No vote

A.5    To report the status of endorsements/guarantees           Non-Voting    No vote
       and monetary loans in Company and subsidiary

A.6    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 2.0 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus proposed stock dividend:
       50 for 1,000 shares held

B.4    Approve the adjustment to the investment quota            Mgmt          For                            For
       in people's Republic of China

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.6    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.7    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.8    Other Issues                                              Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ALUAR ALUMINIO ARGENTINO SA ALUA                                                            Agenda Number:  701724569
--------------------------------------------------------------------------------------------------------------------------
        Security:  P02599119
    Meeting Type:  OGM
    Meeting Date:  16-Oct-2008
          Ticker:
            ISIN:  ARALUA010258
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the designation of 2 shareholders to              Mgmt          No Action
       sign the minutes

2.     Approve the documentation provided in Article             Mgmt          No Action
       234 line 1, of Law 19550, for the 39th FYE
       on 30 JUN 2008

3.     Approve the Management of the Board of Directors,         Mgmt          No Action
       the Audit Committee and of the oversight Committee
       in the period indicated in item 2

4.     Approve the allocation of the capital adjustment          Mgmt          No Action
       that arises from the financial statements to
       30 JUN 2008

5.     Approve the allocation of the results that are            Mgmt          No Action
       shown on the balance sheet for the 39th FY
       and the balance of the reserve for future dividends
       established by the general meeting held on
       20 OCT 2005, taking into account for that purpose
       the additional cash dividend for a total of
       ARS 20,460,000 made available during the same

6.     Elect the full Members of the Board of Directors          Mgmt          No Action
       and alternate Members of the Board of Directors

7.     Elect the full and alternate Members of the               Mgmt          No Action
       Oversight Committee

8.     Approve to determine the compensation for the             Mgmt          No Action
       Members of the Board of Directors and Members
       of the Oversight Committee for the 39th and
       40th FY

9.     Approve to determine the annual budget for the            Mgmt          No Action
       Audit Committee for the 40th FY

10.    Approve to determine the remuneration for the             Mgmt          No Action
       Certifying Accountant for the FYE on 30 JUN
       2008

11.    Approve the designation of a Certifying Accountant        Mgmt          No Action
       for the 40th FY and determination of his or
       her remuneration

12.    Approve to capital increase and issuance of               Mgmt          No Action
       shares to carry out if relevant that which
       is resolved upon for items 4 and 5

13.    Amend the Article 4 of the corporate Bylaws               Mgmt          No Action
       based on that which is resolved on after considering
       item 12




--------------------------------------------------------------------------------------------------------------------------
 ALUAR ALUMINIO ARGENTINO SA ALUA                                                            Agenda Number:  701808810
--------------------------------------------------------------------------------------------------------------------------
        Security:  P02599119
    Meeting Type:  OGM
    Meeting Date:  17-Feb-2009
          Ticker:
            ISIN:  ARALUA010258
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT IN ORDER TO PERMIT FOREIGN               Non-Voting    No Action
       SHAREHOLDERS TO PARTICIPATE IN SHAREHOLDERS
       MEETIN GS, ARGENTINEAN COMPANIES MAY REQUEST
       FOREIGN SHAREHOLDERS TO PROVIDE PROOF OF THEIR
       REGISTRATION AT THE SUPERINTENDENCY OF CORPORATIONS
       ('INSPECCION GENERAL DE JUSTICIA').THANK YOU.

1.     Approve to designate two shareholders to sign             Mgmt          No Action
       the minutes of the meeting

2.     Approve: the issuance of simple, negotiable               Mgmt          No Action
       bonds [not convertible into shares] with a
       Joint Guarantee [the bonds], under the terms
       of Law 23576, amended by Law 23962 and its
       regulations, to be issued in one or more series
       or classes in an amount of up to USD 300,000,000
       or its equivalent in ARS or other currencies
       in accordance with that which is decided at
       the time by the Board of Directors; allocation
       of funds; to designate the Trustees; to delegate
       the Board of Directors and to the people to
       whom the Board of Directors gives the power
       to determine all of the terms and conditions
       of the Bonds, including but not limited to,
       the date of issuance, the interest rate and
       periods, price and manner of placement, maturity
       and manner of amortization, form of the securities,
       payment and/or redemption conditions, allocation
       of the funds, determination of the applicable
       Law, request or not of Foreign Jurisdictions
       and listing or not of the Bonds on Stock Exchanges
       or markets in Argentina and a Broad that the
       Board of Directors believes convenient and
       delegation to the Board of Directors and/or
       to those whom it designates, for the carrying
       out of all the measures that are necessary
       for this purpose




--------------------------------------------------------------------------------------------------------------------------
 ALUAR ALUMINIO ARGENTINO SA ALUA                                                            Agenda Number:  701937192
--------------------------------------------------------------------------------------------------------------------------
        Security:  P02599119
    Meeting Type:  MIX
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  ARALUA010258
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE BE ADVISED THAT IN ORDER TO PERMIT FOREIGN         Non-Voting    No Action
       SHAREHOLDERS TO PARTICIPATE IN SHAREHOLDERS'
       MEETINGS, ARGENTINEAN COMPANIES MAY REQUEST
       FOREIGN SHAREHOLDERS TO PROVIDE PROOF OF THEIR
       REGISTRATION AT THE SUPERINTENDENCY OF CORPORATIONS
       ('INSPECCION GENERAL DE JUSTICIA')

1.     Approve the designation of 2 shareholders to              Mgmt          No Action
       sign the minutes

2.     Approve to increase the capital and issuance              Mgmt          No Action
       of common, book-entry shares for up to an amount
       equivalent in ARS to USD 250,000,000 according
       to the buy exchange rate at the close of the
       transactions of the Banco de Lanacion Argentina
       on the foreign exchange trading day immediately
       before the day that the meeting of the Board
       of Directors that resolves on the corresponding
       issuance by delegation from the shareholders
       meeting is held, to offer for subscription
       with an issuance premium, with a par value
       of ARS 1 per subscription with an issuance
       premium, with a par value of ARS 1 per share,
       with the right to a vote, with the same characteristics
       as those currently in circulation, to be paid
       in cash and/or in one or more particular species
       of securities in accordance with that which
       is established on the re-issuance and with
       a right to enjoy the dividends that if relevant
       are paid out from the dates that the respective
       shares are made available; and the destination
       of the issuance

3.     Authorize the Board of Directors - which authority        Mgmt          No Action
       it may sub-delegate in whole or in part to
       one or more of its Members: a) to establish
       the time, amount, price, form and other terms,
       conditions or modalities of subscription and
       paying in of the respective issuance in ARS
       and/or in USD at the exchange rate or if relevant
       conversion value that said Body establishes
       for that purpose, which may or may not be issued
       in whole or in part in 1 or more trenches which
       may be in equal amounts or may not be; b) to
       determine the issuance premium in ARS and/or
       USD at the exchange rate or if relevant conversion
       value that said Body establishes for this purpose,
       taking into consideration the amount that results
       from the average of the market price from the
       last 10 trading days before a date that is
       established for that purpose, which can not
       be prior to the date of the meeting of the
       Board of Directors that decides the respective
       issuance of shares under consideration or after
       the meeting of the Board of Directors that
       approves the notice of the offering for subscription
       of this issuance by the same, being able if
       relevant, to increase or decrease by up to
       30% the amount that results from the application
       of said procedure; c) to determine the period
       for the exercise of the preemptive right and
       right of accretion; d) to manage the corresponding
       requests for public offering, listing and registration
       of the shares that are issued and of the respective
       capital increase; and e) to carry out what
       ever other measures and steps are required
       as a consequence of the resolutions passed
       by the shareholder meeting

4.     Approve the reduction down to a minimum of 10             Mgmt          No Action
       days counted from the last publication of the
       subscription offering, for the purposes of
       the authority delegated to the Board of Directors
       to determine the period for the exercise of
       the preemptive right and right of accretion




--------------------------------------------------------------------------------------------------------------------------
 ALUMINUM CORP CHINA LTD                                                                     Agenda Number:  701763496
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0094N109
    Meeting Type:  EGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  CNE1000001T8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE "IN FAVOR" OR "AGAINST" ONLY FOR RESOLUTIONS
       1 TO 5. THANK YOU.

1.     Approve, the revisions of the annual caps for             Mgmt          For                            For
       the existing non-exempt continuing connected
       transactions with Chinalco under the Provision
       of Engineering, Construction and Supervisory
       Services Agreement dated 05 NOV 2001, as extended
       by 2 extension agreements dated 28 JUN 2004
       and 26 DEC 2006 respectively, to RMB 11,000
       million and RMB 12,200 million for each of
       the 2 FY ending 31 DEC 2009

2.     Approve, the new continuing connected transactions        Mgmt          For                            For
       with Xinan Aluminum and the setting of the
       annual caps in relation to the sales of products
       to Xinan Aluminum at RMB 9,000 million and
       RMB 7,000 million and in relation to the purchase
       of products and services from Xinan Aluminum
       at RMB 4,600 million and RMB 4,000 million
       for each of the 2 FY ending 31 DEC 2009

3.     Approve the entering into by the Company of               Mgmt          For                            For
       the Mutual Provision of Products and Services
       Framework Agreement with Xinan Aluminum

4.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       to do all such further acts and things and
       execute such further documents and take all
       such steps which in its opinion may be necessary,
       desirable and expedient to implement and/or
       give effect to the Resolutions 1 and 3 above

S.5    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       to grant a general mandate to repurchase H
       shares of the Company, [including but not limited
       to authorize the Board of Directors to decide
       on the time, quantity and price of repurchase,
       to set up overseas stock accounts and to process
       the respective foreign exchange registration
       procedures, to inform creditors and to make
       announcement, to attend to filing with the
       China Securities Regulatory Commission, to
       cancel the repurchased shares, to amend the
       Articles of Association and to process the
       respective registration and to execute and
       to deal with other documents and matters in
       relation to repurchase of shares] with an aggregate
       number not exceeding 10% of the aggregate number
       of H Shares in issue as at the date of the
       resolution passed in the general meetings,
       the mandate is valid from the date of passing
       of this resolution in the 2008 3rd EGM, 2008
       First Class Meeting of Holders of A Shares
       and 2008 First Class Meeting of Holders of
       H Shares [whichever is later] to the conclusion
       of 2008 AGM of the Company to be held in 2009;
       authorize the Board [Board] of Directors of
       the Company to repurchase H Shares of the Company
       [the H Shares] subject to the following conditions:
       subject to paragraphs (b) and (c) below, the
       Relevant Period [as defined in paragraph (d)
       below] during which the Board may exercise
       all the powers of the Company to repurchase
       H Shares in issue of the Company on the Stock
       Exchange of Hong Kong Limited [the Stock Exchange],
       subject to and in accordance with all applicable
       laws, rules and regulations and/or requirements
       of the governmental or regulatory body of securities
       in the People's Republic of China [the PRC],
       the Stock Exchange or of any other governmental
       or regulatory body; the aggregate nominal value
       of H Shares authorized to be repurchased pursuant
       to the approval in paragraph (a) above during
       the Relevant Period shall not exceed 10% of
       the aggregate nominal value of H Shares in
       issue of the Company as at the date of the
       passing of this resolution; the approval in
       paragraph (a) above shall be conditional upon:
       (i) the passing of a special resolution in
       the same terms as the resolution set out in
       this paragraph [except for this sub-paragraph
       (c)(i)) at the class meeting for holders of
       H Shares of the Company to be held on 29 DEC
       2008 [or on such adjourned date as may be applicable];
       and the class meeting for holders of A Shares
       of the Company to be held on 29 DEC 2008 [or
       on such adjourned date as may be applicable);
       (ii) the approval of the State Administration
       of Foreign Exchange of the PRC and/ or any
       other regulatory authorities as may be required
       by the Laws, rules and regulations of the PRC
       being obtained by the Company if appropriate;
       and the Company not being required by any of
       its creditors to repay or to provide guarantee
       in respect of any amount due to any of them
       [or if the Company is so required by any of
       its creditors, the Company having, in its absolute
       discretion, repaid or provided guarantee in
       respect of such amount] pursuant to the notification
       procedure set out in Article 28 of the Articles
       of Association of the Company; [Authority expires
       at the conclusion of the next AGM or the expiration
       of a period of 12 months of this resolution]
       or the date on which the authority set out
       in this special resolution is revoked or varied
       by a special resolution of the Members of the
       Company in any general meeting or by a special
       resolution of holders of H Shares or holders
       of A Shares of the Company at their respective
       class meetings; and authorize the Board, subject
       to approval of all relevant governmental authorities
       in the PRC for the repurchase of such H Shares
       being granted, to cancel the H Shares so repurchased
       upon the repurchase of H Shares as contemplated
       in paragraph (a) above, and to take such action
       and execute such documents as the Board deems
       desirable or necessary in relation to the repurchase
       of H Shares in accordance with the applicable
       Laws, rules and regulations; make such amendments
       to the Articles of Association of the Company
       as it thinks fit so as to reduce the registered
       capital of the Company and to reflect the new
       capital structure of the Company upon the repurchase
       of H Shares as contemplated in paragraph (a)
       above; file the amended Articles of Association
       of the Company with the relevant governmental
       authorities of the PRC; and file a report with
       the China Securities Regulatory Commission
       after the Company has repurchased its H Shares
       as contemplated in paragraph (a) above in accordance
       with the applicable Laws, rules and regulations




--------------------------------------------------------------------------------------------------------------------------
 ALUMINUM CORP CHINA LTD                                                                     Agenda Number:  701763509
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0094N109
    Meeting Type:  CLS
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  CNE1000001T8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR RESOLUTION
       1. THANK YOU.

S.1    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [Board] to repurchase H Shares of the Company
       [the H Shares] subject to the following conditions:
       a] subject to the relevant period to repurchase
       H Shares in issue of the Company on the Stock
       Exchange of Hong Kong Limited [the Stock Exchange],
       subject to and in accordance with all applicable
       laws, rules and regulations and/or requirements
       of the governmental or regulatory body of securities
       in the People's Republic of China [the PRC],
       the Stock Exchange or of any other governmental
       or regulatory body; b] the aggregate nominal
       value of H Shares authorized to be repurchased
       pursuant to during the relevant period not
       exceeding 10% of the aggregate nominal value
       of H Shares in issue of the Company as at the
       date of the passing of this resolution; c]
       the approval in point [a] shall be conditional
       upon: i) the passing of a special resolution
       in the same terms as the resolution set out
       in this point [except for sub-point (ii) at
       the EGM for the holders of shares of the Company
       to be held on 29 DEC 2008 [or on such adjourned
       date as may be applicable]; and the class meeting
       for the holders of A Shares of the Company
       to be held on 29 DEC 2008 [or on such adjourned
       date as may be applicable]; ii) approval of
       the State Administration of Foreign Exchange
       of the PRC and/or any other regulatory authorities
       as may be required by the Laws, Rules and regulations
       of the PRC being obtained by the Company if
       appropriate; and iii) the Company not being
       required by any of its creditors to repay or
       to provide guarantee in respect of any amount
       due to any of them [or if the Company is so
       required by any of its creditors, the Company
       having, in its absolute discretion, repaid
       or provided guarantee in respect of such amount]
       pursuant to the notification procedure set
       out in Article 28 of the Articles of Association
       of the Company; and authorize the Board, subject
       to approval of all relevant governmental authorities
       in the PRC for the repurchase of such H Shares
       being granted, to: i] cancel the H Shares so
       repurchased upon the repurchase of H Shares
       as contemplated and to take such action and
       execute such documents as the Board deems desirable
       or necessary in relation to the repurchase
       of H Shares in accordance with the applicable
       laws, rules and regulations; ii] make such
       amendments to the Articles of Association of
       the Company as it thinks fit so as to reduce
       the registered capital of the Company and to
       reflect the new capital structure of the Company
       upon the repurchase of H Shares as contemplated;
       iii] file the amended Articles of Association
       of the Company with the relevant governmental
       authorities of the PRC; and file a report with
       the China Securities Regulatory Commission
       after the Company has repurchased its H Shares
       as contemplated in accordance with the applicable
       Laws, Rules and regulations; [Authority expires
       the earlier of the conclusion of the next AGM
       following the passing of this Special Resolution
       or 12 months]




--------------------------------------------------------------------------------------------------------------------------
 ALUMINUM CORP CHINA LTD                                                                     Agenda Number:  701900044
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0094N109
    Meeting Type:  CLS
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  CNE1000001T8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board [Board] of Directors of               Mgmt          For                            For
       the Company to repurchase H Shares of the Company
       [the H Shares] subject to the following conditions:
       (a) subject to paragraphs (b) and (c) below,
       the relevant period [as specified in paragraph
       (d) below] to repurchase H Shares in issue
       of the Company on the Stock Exchange of Hong
       Kong Limited [the Stock Exchange], subject
       to and in accordance with all applicable laws,
       rules and regulations and/or requirements of
       the governmental or regulatory body of securities
       in the People's Republic of China [the PRC],
       the Stock Exchange or of any other governmental
       or regulatory body; (b) the aggregate nominal
       value of H Shares authorized to be repurchased
       pursuant to the approval in paragraph (a) above
       during the Relevant Period shall not exceed
       10% of the aggregate nominal value of H Shares
       in issue of the Company as at the date of the
       passing of this resolution; (c) the approval
       in paragraph (a) above shall be conditional
       upon: (i) the passing of a special resolution
       in the same terms as the resolution as specified
       in this paragraph [except for this sub-paragraph
       (c)(i)] at the AGM for holders of Shares of
       the Company to be held on 26 MAY 2009 [or on
       such adjourned date as may be applicable];
       and the class meeting for holders of H Shares
       of the Company to be held on 26 MAY 2009 [or
       on such adjourned date as may be applicable];
       (ii) the approval of the State Administration
       of Foreign Exchange of the PRC and/or any other
       regulatory authorities as may be required by
       the laws, rules and regulations of the PRC
       being obtained by the Company if appropriate;
       and (iii) the Company not being required by
       any of its creditors to repay or to provide
       guarantee in respect of any amount due to any
       of them [or if the Company is so required by
       any of its creditors, the Company having, in
       its absolute discretion, repaid or provided
       guarantee in respect of such amount] pursuant
       to the notification procedure as specified
       in Article 28 of the Articles of Association
       of the Company; [Authority expires the earlier
       of conclusion of the next AGM following the
       passing of this special resolution or the expiration
       of a period of 12 months following the passing
       of this special resolution]; and (e) authorized
       the Board, subject to approval of all relevant
       governmental authorities in the PRC for the
       repurchase of such H Shares being granted,
       to: (i) cancel the H Shares so repurchased
       upon the repurchase of H Shares as contemplated
       in paragraph (a) above, and to take such action
       and execute such documents as the Board deems
       desirable or necessary in relation to the repurchase
       of H Shares in accordance with the applicable
       laws, rules and regulations; (ii) make such
       amendments to the Articles of Association of
       the Company as it thinks fit so as to reduce
       the registered capital of the Company and to
       reflect the new capital structure of the Company
       upon the repurchase of H Shares as contemplated
       in paragraph (a) above; (iii) file the amended
       Articles of Association of the Company with
       the relevant governmental authorities of the
       PRC; and (iv) file a report with the China
       Securities Regulatory Commission after the
       Company has repurchased its H Shares as contemplated
       in paragraph (a) above in accordance with the
       applicable laws, rules and regulations




--------------------------------------------------------------------------------------------------------------------------
 ALUMINUM CORP CHINA LTD                                                                     Agenda Number:  701946418
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0094N109
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  CNE1000001T8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 558638 DUE TO RECEIPT OF ADDITIONAL OF RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive the report of Directors of the Company            Mgmt          For                            For
       for the YE 31 DEC 2008 [including the financial
       statements prepared under the Hong Kong financial
       reporting standards and the financial report
       prepared under the PRC Accounting Standards
       for Business Enterprises [2006]]

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve the report of the Independent Auditor             Mgmt          For                            For
       and the audited financial statements of the
       Group and of the Company for the YE 31 DEC
       2008

4.     Approve the non payment of a final dividend               Mgmt          For                            For
       for the YE to 31 DEC 2008

5.     Appoint Mr. Xiong Weiping as an Executive Director        Mgmt          For                            For
       of the 3rd session of the Board of the Company
       for a term up to the conclusion of the 2009
       AGM of the Company

6.     Approve the remuneration standard for Directors           Mgmt          For                            For
       and Supervisors of the Company for 2009 and
       the distribution of the 2008 annual incentive
       salary of Directors and Supervisors in the
       form of discretionary bonus with a total amount
       of RMB 1,122,400

7.     Approve the renewal of one-year liability insurance       Mgmt          For                            For
       for Directors, Supervisors and Senior Management
       of the Company [from 18 MAY 2009 to 17 MAY
       2010], the matters concerning insurance premium
       and insurance coverage were entrusted to Aon-COFCO
       Insurance Brokers Company Ltd for handling,
       and authorize the Board of the Company to instruct
       relevant departments to handle the specific
       matters concerning insurance coverage

8.     Re-elect PricewaterhouseCoopers, Hong Kong Certified      Mgmt          For                            For
       Public Accountants, and PricewaterhouseCoopers
       Zhong Tian CPAs Limited Company as the Company's
       Independent Auditors and PRC Auditors, respectively,
       to hold office until the conclusion of the
       following AGM, and authorize the Audit Committee
       of the Board to determine their remuneration

9.     Approve the proposals [if any] put forward at             Mgmt          For                            For
       such meeting by any shareholders holding 3%
       or more of the shares carrying the right to
       vote at such meeting

S.10   Amend the Articles 70, 183, 189, 195, 211, 229            Mgmt          For                            For
       and the deletion of Article 232 of Association
       of the Company as specified

S.11   Authorize the Board of Directors of the Company,          Mgmt          For                            For
       an unconditional general mandate to issue,
       allot and deal with additional H Shares in
       the capital of the Company, and to make or
       grant offers, agreements and options in respect
       thereof during and after the relevant period,
       not exceeding 20% of the aggregate nominal
       amount of the H Shares in issue as at the date
       of this Resolution; and the Board of Directors
       will only exercise its power under such mandate
       in accordance with the Company Law of the PRC
       and the Rules Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited
       [as the same may be amended from time to time]
       and only if all necessary approvals from the
       China Securities Regulatory Commission and/or
       other relevant PRC government authorities are
       obtained; the Board of Directors to issue shares
       pursuant to this resolution to execute and
       do or procure to be executed and done, all
       such documents, deeds and things as it may
       consider necessary in connection with the issue
       of such new shares including, without limitation,
       the time and place of issue, making all necessary
       applications to the relevant authorities, entering
       into an underwriting agreement [or any other
       agreement]; determine the use of proceeds and
       to make all necessary filings and registrations
       with the relevant PRC, Hong Kong and other
       authorities; and increase the registered capital
       of the Company in accordance with the actual
       increase of capital by issuing shares pursuant
       to this resolution, to register the increased
       capital with the relevant authorities in the
       PRC and to make such amendments to the Articles
       of Association of the Company as it thinks
       fit so as to reflect the increase in registered
       capital of the Company; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of a 12-month
       period following the passing of this resolution
       or the date on which the authority set out
       in this resolution is revoked or varied by
       a special resolution of the shareholders of
       the Company in a general meeting]

S.12   Authorize the Board of Directors of the Company           Mgmt          For                            For
       a general mandate to repurchase H shares of
       the Company", and to decide on the time, quantity
       and price of repurchase, to set up overseas
       stock accounts and to process the respective
       Foreign Exchange registration procedures, to
       inform creditors and to make announcement,
       to attend to filing with the China Securities
       Regulatory Commission, to cancel the repurchased
       shares, to amend Articles of Association and
       to process the respective registration and
       to execute and to deal with other documents
       and matters in relation to repurchase of shares]
       with an aggregate number not exceeding 10%
       of the aggregate number of H Shares in issue
       as at the date of the resolution passed in
       the general meetings, The mandate is valid
       from the date of passing of this resolution
       in the 2008 AGM, 2009 First Class Meeting of
       holders of A Shares and 2009 First Class Meeting
       of holders of H Shares [whichever is later]
       to the conclusion of 2009 Annual General Meeting
       of the Company to be held in 2010; to authorize
       the Board ["Board"] of Directors of the Company
       to repurchase H Shares of the Company [the
       "H Shares"] subject to the following conditions:
       (a) subject to Paragraphs (b) and (c) below,
       the Relevant Period [as specified in Paragraph
       (d) below] during which the Board may exercise
       all the powers of the Company to repurchase
       H Shares in issue of the Company on the Stock
       Exchange of Hong Kong Limited [the "Stock Exchange"],
       subject to and in accordance with all applicable
       laws, rules and regulations and/or requirements
       of the governmental or regulatory body of securities
       in the Peoples Republic of China [the "PRC"],
       the Stock Exchange or of any other governmental
       or regulatory body be and is hereby approved;
       (b) the aggregate nominal value of H Shares
       authorized to be repurchased pursuant to the
       approval in Paragraph (a) above during the
       Relevant Period shall not exceed 10% of the
       aggregate nominal value of H Shares in issue
       of the Company as at the date of the passing
       of this resolution; (c) the approval in Paragraph
       (a) above shall be conditional upon: (i) the
       passing of a Special resolution in the same
       terms as the resolution set out in this paragraph
       [except for this sub-Paragraph (c)(i)) at the
       class meeting for holders of H Shares of the
       Company to be held on 26 MAY 2009 [or on such
       adjourned date as may be applicable]; and the
       class meeting for holders of A Shares of the
       Company to be held on 26 MAY 2009 [or on such
       adjourned date as may be applicable]; (ii)
       the approval of the State Administration of
       Foreign Exchange of the PRC and/or any other
       regulatory authorities as may be required by
       the laws, rules and regulations of the PRC
       being obtained by the Company if appropriate;
       and (iii) the Company not being required by
       any of its creditors to repay or to provide
       guarantee in respect of any amount due to any
       of them [or if the Company is so required by
       any of its creditors, the Company having, in
       its absolute discretion, repaid or provided
       guarantee in respect of such amount] pursuant
       to the notification procedure set out in Article
       28 of the Articles of Association of the Company;
       (d) and (e) subject to approval of all relevant
       governmental authorities in the PRC for the
       repurchase of such H Shares being granted,
       the Board be hereby authorized to: (i) cancel
       the H Shares so repurchased upon the repurchase
       of H Shares as contemplated in Paragraph (a)
       above, and to take such action and execute
       such documents as the Board deems desirable
       or necessary in relation to the repurchase
       of H Shares in accordance with the applicable
       laws, rules and regulations; (ii) make such
       amendments to the Articles of Association of
       the Company as it thinks fit so as to reduce
       the registered capital of the Company and to
       reflect the new capital structure of the Company
       upon the repurchase of H Shares as contemplated
       in Paragraph (a) above; (iii) file the amended
       Articles of Association of the Company with
       the relevant governmental authorities of the
       PRC; and (iv) file a report with the China
       Securities Regulatory Commission after the
       Company has repurchased its H Shares as contemplated
       in Paragraph (a) above in accordance with the
       applicable laws, rules and regulations; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company following the passing
       of this special resolution or the expiration
       of the period of 12 months following the passing
       of this Special resolution or the date on which
       the authority set out in this resolution is
       revoked or varied by a special resolution of
       the shareholders of the Company in a general
       meeting]

S.13   the Chairman of the Company or any person authorized      Mgmt          For                            For
       by him, upon registration with the National
       Association of Financial Market Institutional
       Investors, to issue short-term bills ["Short-term
       Bills"] in the period from the date when approval
       from the Company's shareholders is obtained
       at the 2008 AGM to the conclusion of the AGM
       of the Company for the YE 31 DEC 2009 on the
       specified terms and to decide and deal with
       matters relating to the issue of the Short-term
       Bills in his discretion, including but not
       limited to the exact time of issue, issue amount,
       number of tranches, interest rate and use of
       proceeds, and to execute all necessary documents
       [including but not limited to the directions
       to be obtained, information document on the
       use of proceed, underwriting agreement and
       all necessary public announcement] and to attend
       to all necessary procedures [including but
       not limited to registration with the National
       Association of Financial Market Institutional
       Investors] and to do all such things and acts
       as are necessary

S.14   Authorize the Company or any person authorized            Mgmt          For                            For
       by him, upon registration with the National
       Association of Financial Market Institutional
       Investors, to issue medium-term notes ["Medium-term
       Notes"] in the period from the date when approval
       from the Company's shareholders is obtained
       at the 2008 AGM to the conclusion of the AGM
       of the Company for the YE 31 DEC 2009 on the
       specified terms and to decide and deal with
       matters relating to the issue of the medium-term
       notes in his discretion, including but not
       limited to the exact time of issue, issue amount,
       number of trances, interest rate and use of
       proceeds, and to execute all necessary documents
       [including but not limited to the directions
       to be obtained, information document on the
       use of proceed, underwriting agreement and
       all necessary public announcement] and to attend
       to all necessary procedures [including but
       not limited to registration with the National
       Association of Financial Market Institutional
       Investors] and to do all such things and acts
       as are necessary

S.15   Amend Article 13 of the Articles of Association           Mgmt          For                            For
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 ALUMINUM CORPORATION OF CHINA LTD                                                           Agenda Number:  701706686
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0094N109
    Meeting Type:  EGM
    Meeting Date:  28-Oct-2008
          Ticker:
            ISIN:  CNE1000001T8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit distribution of the Company            Mgmt          For                            For
       for the six months ended 30 JUN 2008 and the
       declaration of the Company's interim dividend
       of RMB 0.052 per share [tax inclusive] for
       the six months ended 30 JUN 2008

S.2    Approve the CSRC and the conditions of the PRC            Mgmt          For                            For
       bond market, the Company may issue domestic
       corporate bonds on the following terms as specified;
       authorize the Board to deal with all the matters
       in connection with the Bond Issue [as specified]

S.3    Amend the Article 13 of the Articles of Association       Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 ALUWORKS GHANA LTD                                                                          Agenda Number:  701811499
--------------------------------------------------------------------------------------------------------------------------
        Security:  V0245G105
    Meeting Type:  AGM
    Meeting Date:  25-Feb-2009
          Ticker:
            ISIN:  GH0000000037
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the authorized number of              Mgmt          For                            For
       shares from 50,000,000 ordinary shares of no
       par to 100,000,000 ordinary shares of no par
       and amend regulation 7 the of Company's regulations
       in accordance therewith

2.     Authorize the Director to raise an amount of              Mgmt          For                            For
       GHS 30 million through a rights issue of up
       to 58,000,000 ordinary shares of no par to
       shareholders in proportion as nearly as may
       be to their respective holding in the issued
       capital of the Company and that any shares
       not taken up in pursuance of this rights issue
       be offered to the public as the Directors of
       the Company may determine




--------------------------------------------------------------------------------------------------------------------------
 AMATA CORPORATION PUBLIC CO LTD                                                             Agenda Number:  701870126
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0099Y167
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  TH0617A10Z16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the OGM of              Mgmt          For                            For
       shareholders for the year 2008 held on 30 APR
       2008

2.     Approve to certify the Company's annual report            Mgmt          For                            For
       and the Board of Director's report for 2008

3.     Approve the Company's balance sheet and the               Mgmt          For                            For
       statements of profit and loss for the YE 31
       DEC 2008

4.     Approve the retained earnings appropriated as             Mgmt          For                            For
       a legal reserve and the distribution of dividend
       from the operating performance from 01 JAN
       2008 until 31 DEC 2008

5.     Elect the Directors in place of those whose               Mgmt          For                            For
       terms are to be expired and Director's authority

6.     Approve the remuneration for the Company's Directors      Mgmt          For                            For

7.     Approve the indemnification of Directors                  Mgmt          For                            For

8.     Appoint the Company's Auditor and the remuneration        Mgmt          For                            For
       for the year 2009

9.     Other matters [if any]                                    Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AMBASSADOR HOTEL (TAIWAN)                                                                   Agenda Number:  701925983
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0100V103
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  TW0002704004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 540129 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    Other reports                                             Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the profit distribution, proposed cash            Mgmt          For                            For
       dividend: TWD 0.5 per share

B.3    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5.1  Elect Mr. Emmet Hsu, Shareholder No: 272 as               Mgmt          For                            For
       a Director

B.5.2  Elect Chang-Te Investment Co., Ltd, Shareholder           Mgmt          For                            For
       No: 127229 Representative: Mr. Shan-Mu Yeh,
       as a Director

B.5.3  Elect Ding-Lin Co., Ltd, Shareholder No: 167118           Mgmt          For                            For
       Representative: Mr. Wan-Chuan Tu, as a Director

B.5.4  Elect Yeang Der. Investment Co., Ltd, Shareholder         Mgmt          For                            For
       No: 248 Representative: Mr. Shu-Wan Hsu, as
       a Director

B.5.5  Elect Her Sheng Investment Co., Ltd, Shareholder          Mgmt          For                            For
       No: 162158 Representative: Mr. Chang-Lin Lee,
       as a Director

B.5.6  Elect Yeang Der. Investment Co., Ltd, Shareholder         Mgmt          For                            For
       No: 248 Representative: Mr. Chan-Chuan Lin,
       as a Director

B.5.7  Elect Chang-Te Investment Co., Ltd, Shareholder           Mgmt          For                            For
       No: 127229 Representative: Mr. Zuisho Hayashi,
       as a Director

B.5.8  Elect Yeang Der. Investment Co., Ltd, Shareholder         Mgmt          For                            For
       No: 248 Representative: Mr. Tun-Yu Kuo, as
       a Director

B.5.9  Elect Shihlin Electric and Engineering Corp.,             Mgmt          For                            For
       Shareholder No: 171 Representative: Mr. Han-Ton
       Lim, as a Director

B5.10  Elect Shihlin Electric and Engineering Corp.,             Mgmt          For                            For
       Shareholder No: 171 Representative: Mr. Wan-Hsing
       Wang, as a Director

B5.11  Elect Shihlin Electric and Engineering Corp.,             Mgmt          For                            For
       Shareholder No: 171 Representative: Mr. Han-Chang
       Hsieh, as a Director

B5.12  Elect Chang-Te Investment Co., Ltd, Shareholder           Mgmt          For                            For
       No: 127229 Representative: Mr. Hsin-Kuo Lin,
       as a Director

B5.13  Elect Jing De Sheng Co., Ltd, Shareholder No:             Mgmt          For                            For
       163558 Representative: Mr. Fu-Shiong Chen,
       as a Supervisor

B5.14  Elect Sun Kun Transportatioin Co., Ltd, Shareholder       Mgmt          For                            For
       No: 620 Representative: Mr. Chun-Kuang Hu,
       as a Supervisor

B.6    Approve to release the prohibition on the Directors       Mgmt          Against                        Against
       from participation in competitive business

B.7    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 AMBUJA CEM LTD                                                                              Agenda Number:  701836631
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6140K106
    Meeting Type:  AGM
    Meeting Date:  06-Apr-2009
          Ticker:
            ISIN:  INE079A01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the profit & loss account for the Corporate         Mgmt          For                            For
       FYE 31 DEC 2008 and the balance sheet as at
       that date and the reports of the Directors
       and Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. Suresh Neotia as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Narotam Sekhsaria as a Director,           Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. M.L. Bhakta as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Re-appoint Mr. A.L. Kapur as a Director, who              Mgmt          For                            For
       retires by rotation

7.     Appoint Messrs. S.R. Batliboi & Associates,               Mgmt          For                            For
       retiring Auditors as the Auditors of the Company,
       to hold office from the conclusion of this
       meeting until the conclusion of the next AGM
       of the Company and approve to fix their remuneration

8.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 and all other applicable provisions, if
       any, of the Companies Act, 1956, Mr. Naresh
       Chandra as a Director of the Company, liable
       to retire by rotation

9.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 and all other applicable provisions, if
       any, of the Companies Act, 1956, Mr. Onne Van
       Der Weijde as a Director of the Company, liable
       to retire by rotation

S.10   Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       the provisions of Sections 198, 269, 309, 310,
       311 and all other applicable provisions, if
       any, of the Companies Act, 1956, read with
       Schedule XIII to the said Act as amended and
       subject to such permissions, consents and approvals
       from various authorities as may be required
       and subject to such conditions, if any, that
       may be imposed by any authority while granting
       their permissions, consents and approvals to
       accept, the Company hereby accords its consent
       and approval to the re-appointment of Mr. A.L.
       Kapur as a Managing Director of the Company
       for a period of 1 year with effect from 01
       MAY 2009 on the terms and conditions as specified;
       and the Managing Director shall be entitled
       to be paid/reimbursed by the Company all costs,
       charges and expenses as may be incurred by
       him for the purposes of or on behalf of the
       Company ; and the Company do execute a suitable
       agreement with Mr. A.L. Kapur Managing Director,
       incorporating the terms and conditions of his
       re-appointment for the aforesaid period

S.11   Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 81(1A)
       and all other applicable provisions, if any,
       of the Companies Act 1956 [including any amendment
       thereto or re-enactment thereof for the time
       being in force], the Securities and Exchange
       Board of India [Employee Stock Option Scheme
       and Employee Stock Purchase Scheme] guidelines,
       1999 as amended from time to time [the Guidelines]
       and subject to such approvals, consents, permissions
       and sanctions as may be necessary from authorities
       or bodies and subject to such conditions as
       may be prescribed by any of them while granting
       such approvals, consents, permissions and sanctions
       [the Board] [which term shall be deemed to
       include any committee thereof] and to accept,
       to create, offer and grant an aggregate of
       up to [75,00,000] options to the employees
       [as defined under the Guidelines] of the Company,
       each option convertible into 1 equity share
       of the face value of INR 2 each on payment
       of such exercise price as may be decided by
       the Board and as per the terms and conditions
       framed/to be framed by the Board with regard
       to the Employee Stock Option Scheme [ESOS 2009];
       authorize the Board to issue and allot equity
       shares as and when the options are exercised
       in accordance with the terms and conditions
       of the said ESOS 2009, to modify or amend any
       of the terms and conditions of the ESOS 2009
       as and when deemed fit, in its absolute discretion;
       subject to the condition that such modification/amendment
       shall always be in accordance with the provisions
       of the said Guidelines and the provision of
       the Companies Act 1956 and to do and perform
       all such acts, deeds, matters and things as
       it may in its absolute discretion deem necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in regard
       to the grant of options issue and allotment
       of shares and utilization of the proceeds and
       to finalize and execute all documents and writings
       as may be necessary, desirable or expedient

S.12   Approve that in partial modification to the               Mgmt          For                            For
       resolutions by the shareholders in the past
       and pursuant to Clause 7.2 the Securities and
       Exchange Board of India [Employee Stock Option
       Scheme and Employee Stock Purchase Scheme]
       Guidelines, 1999 as may for the time being
       be in force, the employees working in Information
       Technology Department of the Company and who
       have resigned or may resign from the Company
       and have joined or may join the firms contracted
       by for providing IT services to it, be made
       entitled to exercise their vested options under
       all the past Employee Stock Option Schemes,
       which are for the time being in force, within
       the validity period of each scheme notwithstanding
       the present stipulation under the said Employees
       Stock Option Schemes that the outstanding stock
       options shall apse upon cessation of the employment;
       authorize the Compensation and Remuneration
       Committee of the Directors to settle all the
       issues/doubts as may arise anytime n future
       with regard to this resolution, however, within
       the above referred SEBI guidelines




--------------------------------------------------------------------------------------------------------------------------
 AMERICA MOVIL SAB DE CV, MEXICO                                                             Agenda Number:  701875138
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0280A101
    Meeting Type:  SGM
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  MXP001691213
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Ratify the Members of the Board of Directors              Mgmt          For                            For
       of the Company who are to be designated for
       the Series L shareholders; resolutions in this
       regard

2.     Approve the designation of delegates who will             Mgmt          For                            For
       carry out the resolutions passed by this general
       meeting and, if relevant, who will formalize
       them as appropriate; resolutions in this regard




--------------------------------------------------------------------------------------------------------------------------
 AMERICAN BANKNOTE SA, RIO DE JANEIRO                                                        Agenda Number:  701838611
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0282R102
    Meeting Type:  EGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  BRABNBACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE   CANDIDATE TOBE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve to set the total annual remuneration              Mgmt          For                            For
       for the Members of the Board of Directors and
       the Directors

2.     Ratify the resolutions of the Board of Directors          Mgmt          For                            For
       relative to the declaration of interest on
       shareholder equity imputed to the minimum,
       mandatory dividends and the declaration of
       interim dividends paid in advance

3.     Approve to vote on the capitalization of part             Mgmt          For                            For
       of the profit reserves for the increase of
       the share capital of the Company by BRL 51,800,000.00,
       without changing the number of shares, in accordance
       with a resolution of the Board of Directors
       on 13 FEB 2009




--------------------------------------------------------------------------------------------------------------------------
 AMERICAN BANKNOTE SA, RIO DE JANEIRO                                                        Agenda Number:  701838623
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0282R102
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  BRABNBACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE   CANDIDATE TOBE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve to take knowledge of the Directors'               Mgmt          For                            For
       accounts, to examine, discuss and vote upon
       the Board of Directors' annual report, the
       financial statements for the FYE 31 DEC 2008

2.     Approve to decide on the allocation of the result         Mgmt          For                            For
       of the FY and on the distribution of dividends

3.     Approve to establish the numbers of Members               Mgmt          For                            For
       of the Board of Directors for the coming term
       in office and to elect them




--------------------------------------------------------------------------------------------------------------------------
 AMERICAN ORIENTAL BIOENGINEERING, INC.                                                      Agenda Number:  932964681
--------------------------------------------------------------------------------------------------------------------------
        Security:  028731107
    Meeting Type:  Annual
    Meeting Date:  05-Dec-2008
          Ticker:  AOB
            ISIN:  US0287311072
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       TONY LIU                                                  Mgmt          For                            For
       JUN MIN                                                   Mgmt          For                            For
       YANCHUN LI                                                Mgmt          For                            For
       BINSHENG LI                                               Mgmt          For                            For
       COSIMO J. PATTI                                           Mgmt          For                            For
       XIANMIN WANG                                              Mgmt          For                            For
       EILEEN BRIDGET BRODY                                      Mgmt          For                            For
       LAWRENCE S. WIZEL                                         Mgmt          For                            For
       BAIQING ZHANG                                             Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF WEINBERG            Mgmt          For                            For
       & COMPANY, P.A. AS THE COMPANY'S INDEPENDENT
       AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 AMMB HOLDINGS BHD                                                                           Agenda Number:  701697041
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0122P100
    Meeting Type:  EGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  MYL1015OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend, subject to the passing of the Ordinary             Mgmt          For                            For
       Resolution 1, Clause 3(33) of the Memorandum
       of Association of the Company by the inclusion
       of the words as specified, and authorize the
       Directors of the Company to do all such acts
       and things and to take all such steps that
       are necessary to give full effect to the proposed
       amendment

1.     Authorize the Company, subject to the passing             Mgmt          For                            For
       of the special resolution and approvals of
       all relevant authorities for the Proposed ESS
       being obtained: i) to establish an Executives'
       Share Scheme for the benefit of the eligible
       executives and Executive Directors of AHB and
       its subsidiaries [excluding subsidiaries which
       are dormant] [AHB Group] who fulfill certain
       specified conditions of eligibility for participation
       in the Proposed ESS [Eligible Executives] and
       to implement and administer the same in accordance
       with the By-Laws of the Proposed ESS as specified
       [By-Laws]; ii) to appoint a trustee to facilitate
       the implementation of the Proposed ESS; iii)
       authorize and procure any one or more of the
       subsidiaries of the Company to provide, to
       the extent permitted By Laws, assistance [financial
       or otherwise] from time to time if required
       to enable the trustee to subscribe for and/or
       acquire new or existing ordinary shares in
       the Company [Shares]; iv) to allot and issue
       and/or procure the transfer of such number
       of new or existing Shares [Scheme Share] from
       time to time as may be required for the purpose
       of the Proposed ESS, provided that the total
       number of Scheme Shares to be allotted and
       issued and/or transferred shall not exceed
       15% in aggregate of the total issued and paid-up
       ordinary share capital of the Company at any
       point of time throughout the duration of the
       Proposed ESS; v) to make the necessary applications
       to Bursa Malaysia Securities Berhad [Bursa
       Securities] for permission to deal in and for
       the listing and quotation of the new Shares
       that may hereafter from time to time be allotted
       and issued pursuant to the Proposed ESS; and
       vi) to do all such acts, execute all such documents
       and to enter into all such transactions, arrangements
       and agreements, deeds or undertakings and to
       make such rules or regulations, or impose such
       terms and conditions or delegate part of its
       power as may be necessary or expedient in order
       to give full effect to the Proposed ESS and
       the terms of the By-Laws and to assent to any
       condition, variation, modification and/or amendment
       as may be imposed by and/or agreed with the
       relevant authorities; and authorize the Directors
       of the Company to give effect to the Proposed
       ESS with full power to modify and/or amend
       the By-Laws from time to time as may be required
       or deemed necessary in accordance with the
       provisions of the By-Laws relating to amendments
       and/or modifications and to assent to any condition,
       variation, modification and/or amendment as
       may be necessary or expedient and/or imposed
       by and/or agreed with the relevant authorities

2.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the passing of the Special Resolution and
       Ordinary Resolution 1 above and the approvals
       of all the relevant authorities for the proposed
       establishment of an executives share scheme
       of up to 15% of the issued and paid-up ordinary
       share capital of the Company, from time to
       time and at any time procure the offering and
       the allocation to Mr. Cheah Tek Kuang, the
       Group Managing Director of the Company, of
       such number of new or existing ordinary shares
       in the Company [Shares] which will be vested
       in him at a specified future date as well as
       options which, upon exercise, will entitle
       him to obtain Shares at a specified future
       date and at a pre-determined price and to allot
       and issue and/or transfer such number of Shares
       to him from time to time, all in accordance
       with the By-Laws as specified

3.     Approve to renew, the shareholders' mandate               Mgmt          For                            For
       for the Company and/or its subsidiaries to
       enter into recurrent related party transactions
       of a revenue or trading nature with Amcorp
       Group Berhad and any of its subsidiary and/or
       Associated Companies [Amcorp Group] which are
       necessary for the day-to-day operations of
       the Company and/or of its subsidiaries in the
       ordinary course of business on terms not more
       favourable to Amcorp Group than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company,
       particulars of which are as specified and continue
       in force until the conclusion of the next AGM
       of the Company and that disclosure be made
       in the annual report of the Company of the
       aggregate value of such transactions conducted
       pursuant to the shareholders' mandate granted
       during the FY and authorize the Directors of
       the Company to complete and do all such acts
       and things as they may consider expedient or
       necessary or in the interests of the Company
       and/or its subsidiaries and to give effect
       to the transactions contemplated and/or authorised
       by this resolution

4.     Approve to renew, the shareholders' mandate               Mgmt          For                            For
       for the Company and/or its subsidiaries to
       enter into recurrent related party transactions
       of a revenue or trading nature with AMDB Berhad
       and any of its subsidiary and/or associated
       companies [AMDB Group] which are necessary
       for the day-to-day operations of the Company
       and/or its subsidiaries in the ordinary course
       of business on terms not more favourable to
       AMDB Group than those generally available to
       the public and which are not detrimental to
       the minority shareholders of the Company, particulars
       of which are as specified, and continue in
       force until the conclusion of the next AGM
       of the Company and that disclosure be made
       in the annual report of the Company of the
       aggregate value of such transactions conducted
       pursuant to the shareholders' mandate granted
       during the FY and authorize the Directors of
       the Company to complete and do all such acts
       and things as they may consider expedient or
       necessary or in the interests of the Company
       and/or its subsidiaries and to give effect
       to the transactions contemplated and/or authorised
       by this resolution

5.     Approve to renew, the shareholders' mandate               Mgmt          For                            For
       for the Company and/or its subsidiaries to
       enter into recurrent related party transactions
       of a revenue or trading nature with Australia
       and New Zealand Banking Group Limited and any
       of its subsidiary and/or associated companies
       [ANZ Group] which are necessary for the day-to-day
       operations of the Company and/or its subsidiaries
       in the ordinary course of business on terms
       not more favourable to ANZ Group than those
       generally available to the public and which
       are not detrimental to the minority shareholders
       of the Company, particulars of which are as
       specified and continue in force until the conclusion
       of the next AGM of the Company and that disclosure
       be made in the annual report of the Company
       of the aggregate value of such transactions
       conducted pursuant to the shareholders' mandate
       granted herein during the FY and authorize
       the Directors of the Company to complete and
       do all such acts and things as they may consider
       expedient or necessary or in the interests
       of the Company and/or its subsidiaries and
       to give effect to the transactions contemplated
       and/or authorised by this resolution

6.     Approve to renew, the shareholders' mandate               Mgmt          For                            For
       for the Company and/or its subsidiaries to
       enter into recurrent related party transactions
       of a revenue or trading nature with Unigaya
       Protection System Sdn Bhd and any of its subsidiary
       and/or Associated Companies [Unigaya Group]
       which are necessary for the day-to-day operations
       of the Company and/or its subsidiaries in the
       ordinary course of business on terms not more
       favourable to Unigaya Group than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company,
       particulars of which are as specified and continue
       in force until the conclusion of the next AGM
       of the Company and that disclosure be made
       in the annual report of the Company of the
       aggregate value of such transactions conducted
       pursuant to the shareholders' mandate granted
       during the FY and authorize the Directors of
       the Company to complete and do all such acts
       and things as they may consider expedient or
       necessary or in the interests of the Company
       and/or its subsidiaries and to give effect
       to the transactions contemplated and/or authorised
       by this resolution

7.     Approve to renew, the shareholders' mandate               Mgmt          For                            For
       for the Company and/or its subsidiaries to
       enter into recurrent related party transactions
       of a revenue or trading nature with Modular
       Corp (M) Sdn Bhd and any of its subsidiary
       and/or associated companies [Modular Group]
       which are necessary for the day-to-day operations
       of the Company and/or its subsidiaries in the
       ordinary course of business on terms not more
       favourable to Modular Group than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company,
       particulars of which are as specified, and
       continue in force until the conclusion of the
       next annual general meeting of the Company
       and that disclosure be made in the annual report
       of the Company of the aggregate value of such
       transactions conducted pursuant to the shareholders'
       mandate granted herein during the FY and authorize
       the Directors of the Company to complete and
       do all such acts and things as they may consider
       expedient or necessary or in the interests
       of the Company and/or its subsidiaries and
       to give effect to the transactions contemplated
       and/or authorised by this resolution

8.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       to enter into recurrent related party transactions
       of a revenue or trading nature with Australia
       and New Zealand Banking Group Limited and any
       of its subsidiary and/or Associated Companies
       [ANZ Group] which are necessary for the day-to-day
       operations of the Company and/or its subsidiaries
       in the ordinary course of business on terms
       not more favourable to ANZ Group than those
       generally available to the public and which
       are not detrimental to the minority shareholders
       of the Company, particulars of which are as
       specified, such approval to continue in force
       until the conclusion of the next AGM of the
       Company and that disclosure be made in the
       annual report of the Company of the aggregate
       value of such transactions conducted pursuant
       to the shareholders' mandate granted herein
       during the FY and authorize the Directors of
       the Company to complete and do all such acts
       and things as they may consider expedient or
       necessary or in the interests of the Company
       and/or its subsidiaries and to give effect
       to the transactions contemplated and/or authorised
       by this resolution

9.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       to enter into recurrent related party transactions
       of a revenue or trading nature with Cuscapi
       Berhad and any of its subsidiary and/or Associated
       Companies [Cuscapi Group] which are necessary
       for the day-to-day operations of the Company
       and/or its subsidiaries in the ordinary course
       of business on terms not more favourable to
       Cuscapi Group than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company,
       particulars of which are as specified, such
       approval to continue in force until the conclusion
       of the next AGM of the Company and that disclosure
       be made in the annual report of the Company
       of the aggregate value of such transactions
       conducted pursuant to the shareholders' mandate
       granted during the FY and authorize the Directors
       of the Company to complete and do all such
       acts and things as they may consider expedient
       or necessary or in the interests of the Company
       and/or its subsidiaries and to give effect
       to the transactions contemplated and/or authorised
       by this resolution




--------------------------------------------------------------------------------------------------------------------------
 AMMB HOLDINGS BHD                                                                           Agenda Number:  701697053
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0122P100
    Meeting Type:  AGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  MYL1015OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 MAR 2008 and the reports of the
       Directors and the Auditors thereon

2.     Approve a first and final dividend of 6.0% less           Mgmt          For                            For
       tax for the FYE 31 MAR 2008

3.     Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 36,000 per annum for each Director for
       the FYE 31 MAR 2008

4.     Re-elect Mr. Y. Bhg Dato' Azlan Hashim as a               Mgmt          For                            For
       Director, who retires by rotation pursuant
       to Article 89 of the Company's Articles of
       Association

5.     Re-elect Mr. Y. Bhg Tan Sri Datuk Dr Aris Osman           Mgmt          For                            For
       @ Othman as a Director, who retires by rotation
       pursuant to Article 89 of the Company's Articles
       of Association

6.     Re-elect Mr. Y. Bhg Dato' Izham Mahmud as a               Mgmt          For                            For
       Director, who retires by rotation pursuant
       to Article 89 of the Company's Articles of
       Association

7.     Re-elect Mr. Soo Kim Wai as a Director, who               Mgmt          For                            For
       retires by rotation pursuant to Article 89
       of the Company's Articles of Association

8.     Re-elect Mr. Alexander Vincent Thursby, who               Mgmt          For                            For
       retires pursuant to Article 97 of the Company's
       Articles of Association

9.     Re-appoint Messrs. Ernst & Young, the retiring            Mgmt          For                            For
       Auditors, and authorize the Directors to determine
       their remuneration

10.    Authorize the Board of Directors, subject to              Mgmt          For                            For
       the approvals from the relevant authorities,
       where such approval is necessary, pursuant
       to Section 132D of the Companies Act, 1965,
       to issue shares in the capital of the Company
       at any time upon such terms and conditions
       and for such purposes as the Directors, may,
       in their discretion, deem fit provided that
       the aggregate number of shares to be issued
       pursuant to this resolution does not exceed
       10% of the issued share capital of the Company
       for the time being

       Transact any other Business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 AMMB HOLDINGS BHD                                                                           Agenda Number:  701948020
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0122P100
    Meeting Type:  EGM
    Meeting Date:  25-May-2009
          Ticker:
            ISIN:  MYL1015OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors for the Proposed Special          Mgmt          Against                        Against
       Issue being obtained, to increase the issued
       and paid-up share capital of the Company by
       way of a special issue of 96,300,000 new Shares
       [Special Issue Shares] to eligible Bumiputera
       shareholders of the Company to be identified
       and determined by the Directors [Identified
       Bumiputera Shareholders], at an issue price
       to be determined and announced by the Directors,
       which issue price shall be payable in full
       upon application for such Special Issue Shares
       being made by the Identified Bumiputera Shareholders
       in response to the invitation by the Company
       to participate in the Proposed Special Issue;
       deal with any Special Issue Shares which are
       not applied for by any invited Identified Bumiputera
       Shareholders in such manner as the Directors
       shall in their discretion deem fit and expedient
       in the interests of the Company; and fix the
       issue price of the Special Issue Shares whereby
       the Special Issue Shares shall be priced at
       a discount of between 15% and 20% [both amounts
       inclusive] to the 5 day volume weighted average
       market price of the Company's shares immediately
       preceding the price fixing date to be determined
       later by the Directors, the issue price of
       the Special Issue Shares shall not in any event
       be less than the par value of the Company's
       shares of MYR 1.00; the Special Issue Shares
       shall, upon allotment and issue, rank pari
       passu in all respects with the then existing
       Shares of the Company except that they will
       not be entitled to any dividend declared in
       respect of the FYE 31 MAR 2009, irrespective
       of the date on which such dividend is declared,
       made or paid, nor will they be entitled to
       any rights, allotments and / or other distributions,
       if the Special Issue Shares are allotted and
       issued after the entitlement date for such
       rights, allotments or other distributions;
       to do all acts and things, execute such documents
       and enter into any arrangements, agreements
       and / or undertakings with any party or parties
       in any manner as they may deem fit, necessary,
       and expedient or appropriate in order to implement,
       finalize and / or give full effect to the proposed
       special issue with full power to assent to
       any terms, conditions, variations, modifications
       and / or amendments in any manner as may be
       agreed to / required by any relevant authorities
       or as a consequence of any such requirement
       or as may be deemed necessary and / or expedient
       in the interests of the Company including but
       not limited to selecting and identifying the
       Identified Bumiputera Shareholders, inviting
       and making decisions on the acceptance of the
       applications for and the allocation of the
       Special Issue Shares to the respective Identified
       Bumiputera Shareholders

2.     Authorize the Directors, subject to the passing           Mgmt          Against                        Against
       of Ordinary Resolution 1 above and all the
       relevant authorities to select Amcorp [a substantial
       shareholder of the Company] as an Identified
       Bumiputera Shareholder, to it satisfying the
       eligibility criteria detailed in Section 2.4
       of the Circular to Shareholders dated 08 MAY
       2009; to invite and accept an application by
       Amcorp for the Special Issue Shares; and to
       allot to Amcorp up to 81,852,585 special issue
       shares at the issue price as determined in
       accordance with Ordinary Resolution 1 above

3.     Authorize the Directors, subject to the passing           Mgmt          Against                        Against
       of Ordinary Resolution 1 above and all the
       relevant authorities to select DAH [the Non-Independent
       Non-Executive Deputy Chairman of the Company
       and brother of Tan Sri Dato Azman Hashim, the
       Non-Independent Non-Executive Chairman of the
       Company] as an Identified Bumiputera Shareholder,
       subject to him satisfying the eligibility criteria
       detailed in Section 2.4 of the Circular to
       Shareholders dated 08 MAY 2009; to invite and
       accept an application by DAH for the Special
       Issue Shares; to allot to DAH up to 215,684
       Special Issue Shares [being equal to the number
       of Shares DAH holds in the Company as at 15
       APR 2009] or up to such other number of Special
       Issue Shares, as is equal to the number of
       Shares that DAH holds in the Company as at
       the cut-off date to be announced for determining
       eligibility for the proposed special issue
       [the Cut-Off Date], at the issue price as determined
       in accordance with Ordinary Resolution 1 above;
       and d] in the event that DAH applies for Special
       Issue Shares in excess of the number of Shares
       that he holds in the Company as at the Cut-Off
       Date and there are unallocated Special Issue
       Shares, to allot such number of additional
       Special Issue Shares to DAH as the Directors
       may at their discretion decide in such a manner
       as they think fit and in the interests of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 AMOREPACIFIC CORP, SEOUL                                                                    Agenda Number:  701807793
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y01258105
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7090430000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Executive Directors                             Mgmt          For                            For

4.     Elect the outside Directors as a Auditor Committee        Mgmt          For                            For
       Member

5.     Approve the remuneration limit for the Director           Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AMREST HOLDINGS NV, AMSTERDAM                                                               Agenda Number:  701760072
--------------------------------------------------------------------------------------------------------------------------
        Security:  N05252106
    Meeting Type:  EGM
    Meeting Date:  25-Nov-2008
          Ticker:
            ISIN:  NL0000474351
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Non-Voting    No Action

2.     Approve the Management Board on changing the              Mgmt          No Action
       Company seat from Amsterdam to Poland

3.     Amend the Articles of Association                         Mgmt          No Action

4.     Authorize the Management Board to sign the changes        Mgmt          No Action
       in the Articles of Association

5.     Closing of the meeting                                    Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 AMREST HOLDINGS NV, AMSTERDAM                                                               Agenda Number:  701761935
--------------------------------------------------------------------------------------------------------------------------
        Security:  N05252106
    Meeting Type:  OGM
    Meeting Date:  26-Nov-2008
          Ticker:
            ISIN:  NL0000474351
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Non-Voting    No Action

2.     Approve the Management Board on moving of Amrest's        Mgmt          No Action
       Headquarter from Amsterdam, Netherlands to
       Wroclaw, Poland

3.     Approve the change of Company's statute according         Mgmt          No Action
       to appendix A3 to the plan of moving the Headquarter
       on condition of prior registration of Headquarter
       in Poland

4.     Authorize the Members of Management Board as              Mgmt          No Action
       well as each of lawyers from Houthoff Buruma
       N V Company to apply to the ministry of justice
       in Netherlands for non objection certificate
       and to signing act which changes Company's
       statute

5.     Closing of the meeting                                    Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 AMREST HOLDINGS NV, AMSTERDAM                                                               Agenda Number:  701907214
--------------------------------------------------------------------------------------------------------------------------
        Security:  N05252106
    Meeting Type:  OGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  NL0000474351
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Non-Voting    No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the drawing up the attendance list                Mgmt          No Action

4.     Approve to verify the validity the conveying              Mgmt          No Action
       the general meeting and its authority to adopt
       resolutions

5.     Adopt the agenda                                          Mgmt          No Action

6.     Adopt the By-laws of the general meeting                  Mgmt          No Action

7.     Receive the Management Board report of the Company        Mgmt          No Action
       and Amrest Group activities

8.     Approve the financial statement of the Company            Mgmt          No Action
       and consolidated financial statement of the
       Amrest Group

9.     Receive the Supervisory Board report for 2008             Mgmt          No Action

10.A   Receive and approve the Management Board report           Mgmt          No Action
       of the Company and Amrest Group activities

10.B   Approve the financial statement of the Company            Mgmt          No Action
       and consolidated financial statement of the
       Amrest Group

11.    Adopt the resolution releasing the Members of             Mgmt          No Action
       the Management Board and the Supervisory Board
       from their Duties

12.    Adopt the resolutions changing the composition            Mgmt          No Action
       of the Supervisory Board

13.    Approve the Management Board decision regarding           Mgmt          No Action
       adoption of the International financial reporting
       standard in stand alone financial statement
       of the Company

14.    Closing of the meeting                                    Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 AMTEK AUTO LTD                                                                              Agenda Number:  701786139
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0124E137
    Meeting Type:  AGM
    Meeting Date:  31-Dec-2008
          Ticker:
            ISIN:  INE130C01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt, the audited balance sheet              Mgmt          For                            For
       of the Company as at 30 JUN 2008, the audited
       profit and loss account for the YE on that
       date, together with the reports of the Board
       of Directors and the Auditors thereon

2.     Re-appoint Mr. Arvind Dham as a Director, who             Mgmt          For                            For
       retires by rotation

3.     Re-appoint Mr. John Ernest Flintham as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Declare a dividend                                        Mgmt          For                            For

5.     Appoint the Auditors to hold office from the              Mgmt          For                            For
       conclusion of this AGM until the conclusion
       of next AGM




--------------------------------------------------------------------------------------------------------------------------
 AMTEK AUTO LTD                                                                              Agenda Number:  701814584
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0124E137
    Meeting Type:  OTH
    Meeting Date:  12-Mar-2009
          Ticker:
            ISIN:  INE130C01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 293(1)(a)
       and other applicable provisions, if any, of
       the Companies Act, 1956 [including any statutory
       modifications or re-enactment thereof, for
       the time being in force] and such other approvals
       as may be necessary, [hereinafter called the
       Board and which term shall be deemed to include
       any Committee, which the Board may have constituted
       or hereinafter constitute to exercise its power
       including powers conferred by this resolutions
       and with the power to delegate such authority
       to any persons or persons] to mortgage, lease,
       transfer, sell or otherwise disposes off and/or
       create charge in addition to charge created/
       to be created by the Company, on all or any
       of the moveable and/or immoveable, tangible
       and/or intangible properties of the Company,
       wherever situate, both present and future,
       with such ranking as the Board may in its absolute
       discretion decide, on such terms and conditions
       and at such time or times or in such form and
       manner as it may deem fit, in favour of various
       financial institutions/ Banks/ Trustees for
       the Bond and/or Debenture holders etc. [hereafter
       referred as the lenders to secure any Term
       Loans/ Cash Credit Facilities/ Debenture/ Bonds
       or the like, obtained/ to be obtained from
       any of the aforesaid lenders not exceeding
       INR 3000 crores together with interest thereon
       at the respective agreed rates, compound interest,
       additional interest, liquidated damages, premia
       on prepayment or on redemption, costs, charges,
       expenses and other moneys payable by the Company
       to the aforesaid lenders in term of loan agreement[s]
       and/or any other document[s] entered into/
       to be entered into between the Company and
       the lenders[s]/ agent[s]/ trustee[s] in respect
       of the aforesaid financial facilities including
       bank guarantee facility; authorize the Board,
       to negotiate and finalize with the lenders,
       terms and conditions, including the nature
       and ranking of charge and/or mortgage, documents
       for creation of mortgage and/or charge and
       to do all such acts, deeds. Matters and things
       incidental thereto and to execute all such
       documents or writings as may be considered
       necessary for giving effect to this Resolution,
       to settle any issue relating to security/ documentation
       etc., with the concerned lenders as may be
       considered appropriate by it




--------------------------------------------------------------------------------------------------------------------------
 AMTEK AUTO LTD                                                                              Agenda Number:  701846911
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0124E137
    Meeting Type:  CRT
    Meeting Date:  05-Apr-2009
          Ticker:
            ISIN:  INE130C01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification[s] the              Mgmt          For                            For
       Scheme of Arrangement proposed to be made between
       the said Company and its Members and the Creditors




--------------------------------------------------------------------------------------------------------------------------
 AMTEK AUTO LTD                                                                              Agenda Number:  701865428
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0124E137
    Meeting Type:  CRT
    Meeting Date:  05-Apr-2009
          Ticker:
            ISIN:  INE130C01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION FOR THIS MEETING TYPE. PLEASE CHOOSE
       BETWEEN "FOR" AND "AGAINST" ONLY. SHOULD YOU
       CHOOSE TO VOTE ABSTAIN FOR THIS MEETING THEN
       YOUR VOTE WILL BE DISREGARDED BY THE ISSUER
       OR ISSUERS AGENT

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       Scheme of Arrangement proposed to be made between
       the said Company and its Members and Creditors




--------------------------------------------------------------------------------------------------------------------------
 AMTEK AUTO LTD                                                                              Agenda Number:  701994471
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0124E137
    Meeting Type:  EGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  INE130C01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board, which
       term shall include any Committee of the Board
       constituted/to be constituted to exercise its
       powers conferred by this resolution], pursuant
       to the provisions of Section 81[1A] and all
       other applicable provisions, if any of the
       Companies Act, 1956 including any statuary
       modification[s] or re-enactment thereof for
       the time being in force and in accordance with
       the relevant provisions of the Memorandum and
       Articles of Association of the Company, the
       rules/regulations guidelines, if any, prescribed
       by the Securities and Exchange Board of India
       and/or any other regulatory authority, the
       listing agreement entered into by the Company
       with the Stock Exchanges where the equity shares
       of the Company are listed and subject to the
       approval[s], consent[s], permission[s] and/or
       sanction[s], if any, of appropriate authorities,
       institutions or bodies, as may be required,
       and subject to such conditions as may be prescribed
       by any of them granting any such approval[s],
       consent[s], permission[s], and/or sanction[s],
       to create, offer, issue and allot up to 1,50,00,000
       warrants, entitling the warrant holder[s] from
       time to time to apply for equity shares of
       the Company in two or more tranches, to promoters
       group Companies by way of preferential issue,
       in such manner and on such terms and conditions
       as may be determine by the Board in its absolute
       discretion, provided that the aggregate number
       of resultant equity shares of the Company against
       such warrants shall not exceed 1,50,00,000
       fully paid equity shares of the face value
       of INR 2 each at a premium of INR 131 aggregating
       to INR 199.50 crores, the relevant date for
       pricing of the shares is 30 days [i.e. 24 MAY
       2009] prior to the date of EGM as per Clause
       13.1.1.1 of SEBI [Disclosure & Investor Protection]
       Guidelines, 2000, the resultant equity shares
       to be issued and allotted upon exercise of
       right attached to the warrants in accordance
       with the terms of the offer[s] shall rank pari
       passu with the then existing equity shares
       of the Company in all respects and be listed
       on Stock Exchanges where the equity shares
       of the Company are listed, the aforesaid Warrants
       allotted in terms of this resolution and the
       resultant equity shares arising on exercise
       of right attached to such Warrants shall be
       subject to lock-in requirements as per the
       provisions of Chapter XIII of the SEBI Guidelines;
       authorize the Board for the purpose of giving
       effect to the issue or allotment of warrants
       and equity shares arising there from, on behalf
       of the Company to take all actions and do all
       such acts, deeds, matters and things as it
       may, in its absolute discretion, deem necessary,
       proper or desirable for such purpose and with
       power on behalf of the Company to settle all
       questions, difficulties or doubts that may
       arise in the proposed issue, offer and allotment
       of the said warrants and equity shares arising
       there from, including utilization of the issue
       proceeds, and to do all acts, deeds and things
       in connection therewith and incidental thereto
       as the Board may in its absolute discretion
       deem fit, without being required to seek any
       further consent or approval of Members or otherwise
       to the end and intent that Members shall be
       deemed to have given their approval thereto
       expressly by the authority of this resolution,
       to delegate all or any of the powers herein
       conferred to any Committee of Directors or
       any Director[s] or the Company Secretary of
       the Company to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 ANADOLU ANONIM TURK SIGORTA SIRKETI, ISTANBUL                                               Agenda Number:  701837746
--------------------------------------------------------------------------------------------------------------------------
        Security:  M10028104
    Meeting Type:  AGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  TRAANSGR91O1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Approve the forming and authorize the Presidency          Mgmt          No Action
       Board to sign the minutes of the meeting

2.     Approve to discuss reports of the Board of Directors      Mgmt          No Action
       and the Auditors pertaining to the YE 2008

3.     Approve to discuss the financial statements               Mgmt          No Action
       belonging to 2008 and release of the Board
       Members and the Auditors

4.     Approve to inform about the dividend distribution         Mgmt          No Action
       policy

5.     Approve the selected Board Members within the             Mgmt          No Action
       YE

6.     Approve the change in the Audit Members                   Mgmt          No Action

7.     Elect the Board Members and approve to determine          Mgmt          No Action
       the service periods

8.     Elect the Auditors                                        Mgmt          No Action

9.     Approve to determine the wages of the Board               Mgmt          No Action
       Members and the Auditors

10.    Approve the Independent Audit Firm                        Mgmt          No Action

11.    Wishes and closing                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ANADOLU CAM SANAYII AS                                                                      Agenda Number:  701885088
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1015M108
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  TRAANACM91F7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU

1.     Authorize the Board of Presidency to sign the             Mgmt          No Action
       minutes of the meeting

2.     Approve to discuss the reports of the Board               Mgmt          No Action
       of Directors, Auditors and Independent Auditor
       belonging to the year of 2008

3.     Approve to discuss the financial statements               Mgmt          No Action
       of 2008

4.     Approve to discuss the dividend of 2008 and               Mgmt          No Action
       the distribution date

5.     Approve to release of the Board and Audit Members         Mgmt          No Action

6.     Elect the Audit Members                                   Mgmt          No Action

7.     Approve to permit the Board Members according             Mgmt          No Action
       to the items 334 and 335 of the Turkish Commercial
       Code

8.     Approve to determine the wages of the Board               Mgmt          No Action
       Members

9.     Approve to determine the wages of the Audit               Mgmt          No Action
       Members

10.    Approve to inform about the Donations                     Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ANADOLU EFES BIRACILIK VE MALT SANAYI AS, ISTANBUL                                          Agenda Number:  701890154
--------------------------------------------------------------------------------------------------------------------------
        Security:  M10225106
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  TRAAEFES91A9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board and              Mgmt          No Action
       authorize the Chairmanship to sign the minutes
       of the meeting

2.     Approve the Board of Directors the Auditors               Mgmt          No Action
       and the Independent Auditing reports

3.     Approve the balance sheet and income statements           Mgmt          No Action

4.     Approve to absolve the Board of Directors and             Mgmt          No Action
       the Auditors

5.     Approve the profit distribution proposal of               Mgmt          No Action
       the Board of Directors

6.     Elect the Board Members and approve to determine          Mgmt          No Action
       their term in the office and monthly gross
       salaries

7.     Approve the presentation of information about             Mgmt          No Action
       the donations and contributions

8.     Approve the presentation of information to the            Mgmt          No Action
       general assembly about the profit distribution
       and information policy

9.     Approve the Independent Auditing firm                     Mgmt          No Action

10.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

11.    Closure                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ANDHRA BANK LTD                                                                             Agenda Number:  701824321
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y01279119
    Meeting Type:  EGM
    Meeting Date:  06-Mar-2009
          Ticker:
            ISIN:  INE434A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 530881 DUE TO RECEIPT OF NAMES OF THE DIRECTOR.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ALTHOUGH THERE ARE 05 CANDIDATES         Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE ARE ONLY
       03 VACANCIES AVAILABLE TO BE FILLED AT THE
       MEETING. THE STANDING INSTRUCTIONS FOR THIS
       MEETING WILL BE DISABLED AND, IF YOU CHOOSE,
       YOU ARE REQUIRED TO VOTE FOR ONLY 03 OF THE
       05 DIRECTORS. THANK YOU.

1.     Appoint Shri. V. H. Ramakrishnan as a Director            Mgmt          For                            For
       from amongst shareholders, other than Central
       Government, pursuant to Section 9(3) (i) of
       the Act read with the Scheme and Regulations
       made there under and RBI notification, as the
       Directors of the Bank to assume office from
       14 MAR 2009 and hold office until the completion
       of a period of 3 years from the date of such
       assumption

2.     Appoint Shri. Prakash Agarwal as a Director               Mgmt          For                            For
       from amongst shareholders, other than Central
       Government, pursuant to Section 9(3) (i) of
       the Act read with the Scheme and Regulations
       made there under and RBI notification, as the
       Directors of the Bank to assume office from
       14 MAR 2009 and hold office until the completion
       of a period of 3 years from the date of such
       assumption

3.     Appoint Shri. Kailasam Raghuraman as a Director           Mgmt          For                            For
       from amongst shareholders, other than Central
       Government, pursuant to Section 9(3) (i) of
       the Act read with the Scheme and Regulations
       made there under and RBI notification, as the
       Directors of the Bank to assume office from
       14 MAR 2009 and hold office until the completion
       of a period of 3 years from the date of such
       assumption

4.     Appoint Shri. Prem Prakash Pareek as a Director           Mgmt          No vote
       from amongst shareholders, other than Central
       Government, pursuant to Section 9(3) (i) of
       the Act read with the Scheme and Regulations
       made there under and RBI notification, as the
       Directors of the Bank to assume office from
       14 MAR 2009 and hold office until the completion
       of a period of 3 years from the date of such
       assumption

5.     Appoint Shri. Anup Prakash Garg as a Director             Mgmt          No vote
       from amongst shareholders, other than Central
       Government, pursuant to Section 9(3) (i) of
       the Act read with the Scheme and Regulations
       made there under and RBI notification, as the
       Directors of the Bank to assume office from
       14 MAR 2009 and hold office until the completion
       of a period of 3 years from the date of such
       assumption




--------------------------------------------------------------------------------------------------------------------------
 ANDHRA BANK LTD                                                                             Agenda Number:  702003714
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y01279119
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  INE434A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the balance sheet of the Bank           Mgmt          For                            For
       as at 31 MAR 2009 and the profit and loss account
       for the YE on that date, the report of the
       Board of Directors on the working and activities
       of the Bank for the period covered by the accounts
       and the Auditors reports on the balance sheet
       and accounts

2.     Declare a dividend on equity shares                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ANGANG STEEL COMPANY LTD                                                                    Agenda Number:  701924361
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0132D105
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  CNE1000001V4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Board of Directors              Mgmt          For                            For
       of the Company for 2008

2.     Receive the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for 2008

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company for 2008

4.     Approve the proposal for distribution of the              Mgmt          For                            For
       profits of the Company for 2008

5.     Approve the proposed remuneration of the Directors        Mgmt          For                            For
       of the Company for 2008

6.     Approve the proposed remuneration of the Supervisors      Mgmt          For                            For
       of the Company for 2008

7.     Appoint Zhong Rui Yue Hua Certified Public Accountants    Mgmt          For                            For
       and RSM Nelson Wheeler Certified Public Accountants
       as the Domestic and International Auditor of
       the Company, respectively, for 2008, and authorize
       the Board of Directors of the Company to determine
       their remunerations

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

8.1    Appoint Mr. Zhang Xiaogang as a Executive Director        Mgmt          For                            For
       of the Company

8.2    Appoint Mr. Tang Fuping as a Executive Director           Mgmt          For                            For
       of the Company

8.3    Appoint Mr. Yang Hua as a Executive Director              Mgmt          For                            For
       of the Company

8.4    Appoint Mr. Yu Wanyuan as a Executive Director            Mgmt          For                            For
       of the Company

8.5    Appoint Mr. Chen Ming as a Executive Director             Mgmt          For                            For
       of the Company

8.6    Appoint Mr. Fu Jihui as a Executive Director              Mgmt          For                            For
       of the Company

8.7    Appoint Mr. Li Shijun as a Independent Non-executive      Mgmt          For                            For
       Director of the Company

8.8    Appoint Mr. Ma Guoqiang as a Independent Non-executive    Mgmt          For                            For
       Director of the Company

8.9    Appoint Mr. Liu Wei as a Independent Non-executive        Mgmt          For                            For
       Director of the Company

8.10   Appoint Mr. Ma Chiu-Cheung, Andrew as a Independent       Mgmt          For                            For
       Non-executive director of the Company

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF SUPERVISOR.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

9.1    Approve the appointment of Mr. Wen Baoman as              Mgmt          For                            For
       the shareholders' representative Supervisors
       of the Company

9.2    Approve the appointment of Mr. Shan Mingyi as             Mgmt          For                            For
       the shareholders' representative Supervisors
       of the Company

S.10   Amend the Articles of Association of the Company          Mgmt          For                            For
       and authorize i) any Director of the Company
       to deal with the relevant matters or to execute
       any documents in relation to such amendments,
       and (ii) the Board of Directors or the Supervisory
       Committee of the Company to make amendments
       to the Rules for the Procedures of the Meetings
       of the Board of the Company or the Rules for
       the Procedures of the Meetings of the Supervisory
       Committee of the Company in accordance with
       the amended Articles of Association of the
       Company; Articles as follow: Article 141, 164[8],
       191, 193, 240; as specified




--------------------------------------------------------------------------------------------------------------------------
 ANGANG STL CO LTD                                                                           Agenda Number:  701790152
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0132D105
    Meeting Type:  EGM
    Meeting Date:  06-Feb-2009
          Ticker:
            ISIN:  CNE1000001V4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve: the proposed issue of Domestic Corporate         Mgmt          For                            For
       Bonds [the Domestic Corporate Bonds] in a total
       principal amount not exceeding RMB 10 billion
       [the Domestic Corporate Bonds Issue] to the
       public in the People's Republic of China [the
       PRC, excluding, for the purpose of this notice,
       the Hong Kong Special Administrative Region
       of the PRC, the Macau Special Administrative
       Region of the PRC and Taiwan] on the following
       terms and conditions: a) Size: the aggregate
       principal amount of the Domestic Corporate
       Bonds shall not exceed RMB 10 billion [inclusive
       of RMB 10 billion]; b) placing arrangement
       for the existing shareholders: the Domestic
       Corporate Bonds may be offered, by way of placing,
       to the existing holders of the domestic shares
       of the Company listed on the Shenzhen Stock
       Exchange; the decision on whether to proceed
       with such placing and the specific arrangements
       of such placing, including its proportion to
       the entire Domestic Corporate Bonds Issue,
       shall be made and determined by the Board of
       Directors [the Board] of the Company according
       to the market conditions and other relevant
       circumstances; the Domestic Corporate Bonds
       will not be offered to the holders of the foreign
       shares of the Company listed on The Stock Exchange
       of Hong Kong Limited; c) term: the proposed
       Domestic Corporate Bonds Issue will include
       two tranches of Domestic Corporate Bonds with
       the term of 5 and 10 years, respectively; the
       offer size of each tranche of the Domestic
       Corporate Bonds shall be determined by the
       Board according to the relevant requirements
       and the market conditions; d) interest: interest
       is payable on the Domestic Corporate Bonds
       on an annual basis, whereas the principal amount
       of the Domestic Corporate Bonds shall be repaid
       in a lump sum upon their maturity; the last
       installment of interest shall be paid along
       with the repayment of the principal; e) use
       of proceeds: the proceeds from the Domestic
       Corporate Bonds Issue shall be used by the
       Company to repay bank loans, adjust debt structure
       and supplement working capital; the specific
       use of the proceeds shall be determined by
       the Board within the scope set forth above
       according to the Company's specific funds demand;
       f) term of the validity of the shareholders'
       resolutions in respect of the Domestic Corporate
       Bonds Issue: the shareholders' resolutions
       in respect of the Domestic Corporate Bonds
       Issue shall be valid for 24 months; and authorize
       the Board to deal with the following matters
       in relation to the Domestic Corporate Bonds
       Issue: a) to determine, to the extent permitted
       by laws and regulations and according to the
       Company's specific circumstances and the prevailing
       market conditions, the specific terms and arrangements
       of the Domestic Corporate Bonds Issue and make
       any changes and adjustments to such terms and
       arrangements, including but not limited to,
       the offer size, total amount, offer price,
       coupon rate or the calculation formula, timing,
       offer tranche [if any], redemption and repurchase
       mechanism [if any], rating arrangements, provision
       of security, use of proceeds [within the scope
       as approved by the shareholders], placing arrangements,
       and any other matters in relation to the Domestic
       Corporate Bonds Issue; b) to take any and all
       actions necessary for and incidental to the
       implementation of the Domestic Corporate Bonds
       Issue, including but not limited to, appointing
       the relevant intermediaries, determining the
       underwriting arrangements, preparing and submitting
       the relevant application documents to the relevant
       regulatory authorities, endeavoring to obtain
       approvals from the relevant regulatory authorities,
       selecting the bonds trustee manager, executing
       the entrusted management agreement, formulating
       the rules on the meetings of the holders of
       the Domestic Corporate Bonds and dealing with
       other matters in relation to the offer and
       listing of the Domestic Corporate Bonds; c)
       to take any and all necessary actions to procure
       the listing of the Domestic Corporate Bonds
       on the Shenzhen Stock Exchange, including but
       not limited to, conducting the negotiations
       relating to the Domestic Corporate Bonds Issue,
       approving and authorizing, executing [with
       any necessary amendments] and implementing
       any and all necessary agreements, contracts
       and documents relating to the Domestic Corporate
       Bonds Issue and the listing of the Domestic
       Corporate Bonds and making appropriate information
       disclosure pursuant to the relevant regulatory
       rules; d) to make any changes and adjustments
       to the specific terms and arrangements of the
       Domestic Corporate Bonds Issue according to
       the opinions of the relevant regulatory authorities
       [if any] and to decide whether to proceed with
       the Domestic Corporate Bonds Issue in the event
       of any changes in the relevant regulatory authorities'
       policies regarding the offer and issue of corporate
       bonds or in the market conditions, save for
       the matters that are subject to the shareholders'
       re-endorsement at the general meeting as required
       under the relevant laws, regulations of the
       PRC and Articles of Association of the Company;
       e) to deal with the matters relating to the
       listing of the Domestic Corporate Bonds upon
       completion of the Domestic Corporate Bonds
       Issue; f) to determine, pursuant to the relevant
       laws and regulations and for the purpose of
       protecting the bonds holders' interests, not
       to distribute dividends to the shareholders
       in the event that the Board expects that the
       Company may not be able to repay the principal
       of and interest on the Domestic Corporate Bonds
       upon their maturity; g) to deal with any other
       matters relating to the proposed Domestic Corporate
       Bonds Issue and the listing of the Domestic
       Corporate Bonds; subject to the shareholder's
       approval and authorization to the Board set
       forth above, the Board will authorize the Chairman
       of the Board to deal with all the matters in
       relation to the Domestic Corporate Bonds Issue
       within the scope set forth above

2.     Elect Mr. Chen Ming as a Director of the Company          Mgmt          For                            For
       and authorize the Board to determine his remuneration

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ANGLO PLATINUM LTD                                                                          Agenda Number:  701814192
--------------------------------------------------------------------------------------------------------------------------
        Security:  S9122P108
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  ZAE000013181
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       for the YE 31 DEC 2008, together with the report
       of the Auditors

2.1    Re-elect Mr. K D Dlamini as a Director of the             Mgmt          For                            For
       Company

2.2    Re-elect Mr. B A Khumalo as a Director of the             Mgmt          For                            For
       Company

2.3    Re-elect Mr. N F Nicolau as a Director of the             Mgmt          For                            For
       Company

2.4    Re-elect Mr. B Nqwababa as a Director of the              Mgmt          For                            For
       Company

2.5    Re-elect Mr. T A Wixley as a Director of the              Mgmt          For                            For
       Company

3.     Appoint Deloitte & Touche as the Auditors of              Mgmt          For                            For
       the Company to hold office for the YE 31 DEC
       2009 and appoint Graeme Berry as the Designated
       Auditor

S.4    Authorize the Company and/or any of its subsidiaries,     Mgmt          For                            For
       in terms of Sections 85 and 89 of the Companies
       Act 1973 as amended [the Companies Act] and
       in terms of the Listing Requirements of the
       JSE Limited [the Listing Requirements], to
       acquire ordinary shares of 10 cents each [Ordinary]
       issued by the Company, and/or conclude derivative
       transactions which may result in the purchase
       of ordinary shares in terms of the Listings
       Requirements, it being recorded that such Listings
       Requirements currently require, inter alia,
       that: may make a general repurchase of securities
       only if any such repurchases of ordinary shares
       shall be implemented on the main Board of the
       JSE Limited [JSE] or any other stock exchange
       on which the Company's shares are listed and
       on which the Company or any of its subsidiaries
       may wish to implement any repurchases of ordinary
       shares with the approval of the JSE and any
       other such Stock Exchange, as necessary, not
       exceeding in aggregate of 10% above the weighted
       average market price of such shares over the
       previous 5 business days; [Authority expires
       the earlier of the conclusion of the next AGM
       or 15 months]; any derivative transactions
       which may result in the repurchase of ordinary
       shares must be priced as follows: the strike
       price of any put option written by the Company
       may not be at a price greater than or may be
       greater than that stipulated in this resolution
       at the time of entering into the derivative
       agreement; the strike price of any put option
       may be grater than that stipulated in this
       resolution at the time of entering into the
       derivative agreement, but the Company may not
       exceed that call option if it is more than
       10% out of the money; and the strike price
       of any forward agreement may be greater than
       that stipulated in this resolution; when the
       Company and/or any of its subsidiaries have
       cumulatively purchased 3% of the number of
       ordinary shares in issue on the date of passing
       of this special resolution [including the delta
       equivalent of any such ordinary shares underlying
       derivative transactions which may result in
       the repurchase by the Company of ordinary shares]
       and for each 3% in aggregate of the initial
       number of that class acquired thereafter an
       announcement must be published as soon as possible
       and not later than on the business day following
       the day on which the relevant threshold is
       reached or exceeded, and the announcement must
       comply with the Listing Requirements; any general
       purchase by the Company and/or any of its subsidiaries
       of the Company's ordinary shares in issue shall
       not in aggregate in any one FY exceed 20% of
       the Company's issued Ordinary share capital

S.5    Authorize, subject to the passing of Resolutions          Mgmt          For                            For
       6.3 and 6.4 and in accordance with Section
       38[2A] of the Companies Act, as amended, the
       Company to provide financial assistance for
       the purchase of or subscription for shares
       in respect of the Anglo Platinum Bonus Share
       Plan [BSP] upon the terms as specified

6O6.1  Approve, subject to the provisions of the Companies       Mgmt          For                            For
       Act, 1973, as amended, and the Listings Requirements
       of the JSE Limited, to place the authorized
       but unissued ordinary shares of 10 cents each
       in the share capital of the Company [excluding
       for this purpose those ordinary shares over
       which the Directors have been given specific
       authority to meet the requirements of the Anglo
       Platinum Share Option Scheme] under the control
       of the Directors who are authorized, to allot
       and issue shares in their discretion to such
       persons on such terms and conditions and at
       such times as the Directors may determine;
       [Authority expires at the conclusion of the
       next AGM of the Company]

6O6.2  Approve the annual fees payable to the Non-Executive      Mgmt          For                            For
       Directors of the Company be increased to ZAR
       145,000 per annum; the annual fee payable to
       the Deputy Chairman of the Board from the rate
       of ZAR 230,000 per annum to ZAR 250,000 per
       annum; the annual for payable to the Chairman
       of the Board be increased from the rate of
       ZAR 800,000 per annum to the rate of ZAR 1,000,000
       per annum; the annual fees payable to Non-Executive
       Directors for serving on the Committees of
       the Board be as specified: Audit Committee:
       Member's fee to increase from ZAR 75,000 per
       annum to ZAR 80,000 per annum and Chairman's
       fee to increase from ZAR 110,000 per annum
       to ZAR 115,000 per annum; Corporate Governance
       Committee: Member's fee to increase from ZAR
       55,000 per annum to ZAR 60,000 per annum and
       Chairman's fee to increase from ZAR 90,000
       per annum to ZAR 95,000 per annum; Nomination
       Committee: Member's fee to increase from ZAR
       55,000 per annum to ZAR 60,000 per annum and
       Chairman's fee to increase from ZAR 90,000
       per annum to ZAR 95,000 per annum; Remuneration
       Committee: Member's fee to increase from ZAR
       60,000 per annum to ZAR 65,000 per annum and
       Chairman's fee to increase from ZAR 100,000
       per annum to ZAR 105,000 per annum; and Safety
       and Sustainable Development Committee: Member's
       fee to increase from ZAR 55,000 per annum to
       ZAR 60,000 per annum and Chairman's fee to
       increase from ZAR 90,000 per annum to ZAR 95,000
       per annum; Transformation Committee: Member's
       fee to increase from ZAR 55,000 per annum to
       ZAR 60,000 per annum; Chairman's fee to increase
       from ZAR 90,000 per annum to ZAR 95,000 per
       annum

6O6.3  Approve and adopt the Bonus Share Plan ["Share            Mgmt          For                            For
       Incentive Scheme"] tabled at the meeting, as
       formally approved by the JSE as specified and
       authorize the Directors of the Company to take
       all the requisite steps necessary to implement
       the Share Incentive Scheme, the Bonus Share
       Plan Scheme rules will be available for inspection
       to shareholders at the registered office address
       of the Company, for a period of 14 days prior
       to the AGM to be held on 30 MAR 2009

6O6.4  Approve, subject to the passing of Resolution             Mgmt          For                            For
       6.3 and subject also to the provisions of the
       Companies Act, 1973, as amended, and the Listings
       Requirements of the JSE Limited, the authorized
       but unissued ordinary shares of 10 cents each
       in the share capital of the Company comprising
       the ordinary shares required to the purchased
       in the market and allocated to participants
       in settlement of the Bonus Share Plan be placed
       at the disposal of and directly under the control
       of the Directors who are authorized to allot
       and issue such shares in their discretion to
       such persons, on such terms and accordance
       and at such times as the Directors may determine
       in accordance with the rules of the Bonus Share
       Plan

6O6.5  Authorize any 1 Director or Alternate Director            Mgmt          For                            For
       of the Company to sign all such documents and
       to do all such things as may be necessary for
       or incidental to the implementation of the
       above mentioned special and ordinary resolutions
       to be proposed at the AGM




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LIMITED                                                                   Agenda Number:  933060686
--------------------------------------------------------------------------------------------------------------------------
        Security:  035128206
    Meeting Type:  Annual
    Meeting Date:  15-May-2009
          Ticker:  AU
            ISIN:  US0351282068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     ADOPTION OF FINANCIAL STATEMENTS                          Mgmt          For

O2     RE-APPOINTMENT OF ERNST & YOUNG INC. AS AUDITORS          Mgmt          For
       OF THE COMPANY

O3     RE-ELECTION OF MR RP EDEY AS A DIRECTOR                   Mgmt          For

O4     GENERAL AUTHORITY TO DIRECTORS TO ALLOT AND               Mgmt          For
       ISSUE ORDINARY SHARES

O5     AUTHORITY TO DIRECTORS TO ISSUE ORDINARY SHARES           Mgmt          For
       FOR CASH

O6     INCREASE IN NON-EXECUTIVE DIRECTORS' FEES                 Mgmt          For

O7     GENERAL AUTHORITY TO DIRECTORS TO ISSUE CONVERTIBLE       Mgmt          For
       BONDS

S8     INCREASE IN SHARE CAPITAL                                 Mgmt          For

S9     AMENDMENTS TO THE COMPANY'S ARTICLES OF ASSOCIATION       Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LTD                                                                       Agenda Number:  701913231
--------------------------------------------------------------------------------------------------------------------------
        Security:  S04255196
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  ZAE000043485
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 550276 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.O.1  Adoption of the financial statements.                     Mgmt          For                            For

2.O.2  Re-appoint Ernst & Young Inc. as the Auditors             Mgmt          For                            For
       of the Company.

3.O.3  Re-elect Mr. RP Edey as a Director.                       Mgmt          For                            For

4.O.4  General authority to directors to allot and               Mgmt          For                            For
       issue ordinary shares.

5.O.5  Authority to Directors to issue ordinary shares           Mgmt          For                            For
       for cash.

6.O.6  Increase in non-executive directors' fees.                Mgmt          For                            For

7.O.7  General authority to directors to issue convertable       Mgmt          For                            For
       bonds.

8.S.1  Increase in share capital.                                Mgmt          For                            For

9.S.2  Amendments to the company's Articles of Association.      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ANHUI CONCH CEM CO LTD                                                                      Agenda Number:  701794059
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y01373102
    Meeting Type:  EGM
    Meeting Date:  17-Feb-2009
          Ticker:
            ISIN:  CNE1000001W2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

S.1    Approve the proposal to change the use of part            Mgmt          For                            For
       of the proceeds [Proceeds] which were raised
       from the issue [A Share Issue] of 200 million
       domestically listed ordinary shares [i.e. A
       Shares] in the Company in 2008 and to use the
       remaining amount of Proceeds

S.1.1  Approve the investment in the sum of RMB 300              Mgmt          For                            For
       million in the project of a 4,500 tonnes/d
       cement and clinker production line [Phase I],
       2.2 million tonnes cement mill and 18MW residual
       heat power generation unit of Chongqing Conch
       Cement Co., Ltd. [Chongqing Conch]

S.1.2  Approve the investment in the sum of RMB 300              Mgmt          For                            For
       million in the project of a 4,500 tonnes/d
       cement and clinker production line [Phase I],
       2.2 million tonnes cement mill and 18MW residual
       heat power generation unit of Dazhou Conch
       Cement Co., Ltd. [Dazhou Conch]

S.1.3  Approve the investment in the sum of RMB 300              Mgmt          For                            For
       million in the project of a 4,500 tonnes/d
       cement and clinker production line [Phase I],
       2.2 million tonnes cement mill and 18MW residual
       heat power generation unit of Guangyuan Conch
       Cement Co., Ltd. [Guangyuan Conch]

S.1.4  Approve the investment in the sum of RMB 300              Mgmt          For                            For
       million project of a 4,500 tonnes/d cement
       and clinker production line [Phase I], 2.2
       million tonnes cement mill and 9MW residual
       heat power generation unit of Pingliang Conch
       Cement Co., Ltd. [Pingling Conch]

S.1.5  Approve the repayment of bank loans by applying           Mgmt          For                            For
       the sum of RMB 1.23 million and all the interest
       accrued so far and to be accrued on the Proceeds




--------------------------------------------------------------------------------------------------------------------------
 ANHUI CONCH CEM CO LTD                                                                      Agenda Number:  701794097
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y01373102
    Meeting Type:  CLS
    Meeting Date:  17-Feb-2009
          Ticker:
            ISIN:  CNE1000001W2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL THE
       RESOLUTIONS. THANK YOU.

S.1    Approve the proposal to change the use of part            Mgmt          For                            For
       of the proceeds [Proceeds] which were raised
       from the issue [A Share Issue] of 200 million
       domestically listed ordinary shares [i.e. A
       Shares] in the Company in 2008 and to use the
       remaining amount of Proceeds

S.1.1  Approve the investment in the sum of RMB 300              Mgmt          For                            For
       million in the project of a 4,500 tonnes/d
       cement and clinker production line [Phase I],
       2.2 million tonnes cement mill and 18MW residual
       heat power generation unit of Chongqing Conch
       Cement Co., Ltd

S.1.2  Approve the investment in the sum of RMB 300              Mgmt          For                            For
       million in the project of a 4,500 tonnes/d
       cement and clinker production line [Phase I],
       2.2 million tonnes cement mill and 18MW residual
       heat power generation unit of Dazhou Conch
       Cement Co., Ltd

S.1.3  Approve the investment in the sum of RMB 300              Mgmt          For                            For
       million in the project of a 4,500 tonnes/d
       cement and clinker production line [Phase I],
       2.2 million tonnes cement mill and 18MW residual
       heat power generation unit of Guangyuan Conch
       Cement Co., Ltd

S.1.4  Approve the investment in the sum of RMB 300              Mgmt          For                            For
       million project of a 4,500 tonnes/d cement
       and clinker production line [Phase I], 2.2
       million tonnes cement mill and 9MW residual
       heat power generation unit of Pingliang Conch
       Cement Co., Ltd

S.1.5  Approve the repayment of bank loans by applying           Mgmt          For                            For
       the sum of RMB1.23 million and all the interest
       accrued so far and to be accrued on the Proceeds




--------------------------------------------------------------------------------------------------------------------------
 ANHUI CONCH CEM CO LTD                                                                      Agenda Number:  701903393
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y01373102
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  CNE1000001W2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board [the Board]               Mgmt          For                            For
       of Directors [the Directors] for the YE 31
       DEC 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       for the YE 31 DEC 2008

3.     Approve the audited financial reports prepared            Mgmt          For                            For
       in accordance with the China Accounting Standards
       for business enterprise [2006] and International
       Financial Reporting Standards respectively
       for the YE 31 DEC 2008

4.     Approve the Company's profit distribution proposal        Mgmt          For                            For
       for year 2008 [for details of the profit distribution
       proposal, please refer to Section (5) "Profit
       Distribution Proposal" under the "Report of
       the Directors" contained in the Company's annual
       report for year 2008]

5.     Re-appoint KPMG Huazhen Certified Public Accountants      Mgmt          For                            For
       and KPMG Certified Public Accountants as the
       PRC and international Auditors of the Company
       respectively, and authorize the Board to determine
       the remuneration of the Auditors

6.     Approve the provision of guarantees by the Company        Mgmt          For                            For
       in respect of the bank borrowing of its following
       subsidiaries; as specified

S.7    Approve the amendment to the Articles of Association      Mgmt          Against                        Against
       of the Company ["Articles of Association"]
       by way of special resolution: a new Article
       is proposed to be added after Article 169 in
       Section 17 of the existing Articles of Association
       as Article 169A of the revised Articles of
       Association; the full text of the new Article
       169A proposed to be added is set out as follows:
       "Article 169A; the Company should implement
       a proactive profit distribution method, continuity
       and stability of the profit distribution policy
       should be maintained; approve the Board should
       propose to the AGM a cash dividend distribution
       proposal in each profit-making FY; if a cash
       dividend distribution proposal is not proposed,
       the reason therefor should be disclosed in
       the periodical report, and the Independent
       Directors should issue an independent opinion
       on this matter, should there be any misappropriation
       of the Company's funds by any shareholder of
       the Company, the Company should deduct the
       cash dividends to which such shareholder is
       entitled from the fund misappropriated by it
       as a repayment of the misappropriated fund"

S.8    Approve that, a) subject to the limitations               Mgmt          Against                        Against
       under (c) and (d) below and in accordance with
       the requirements of the rules governing the
       listing of securities [the listing rules] on
       Stock Exchange, the Company Law of the PRC,
       and other applicable laws and regulations [in
       each case, as amended from time to time], an
       unconditional general mandate be and hereby
       granted to the Board to exercise once or in
       multiple times during the relevant period [as
       defined below] all the powers of the Company
       too allot and issue ordinary shares [new shares]
       on such terms and conditions as the Board may
       determine and that, in the exercise of their
       powers to allot and issue shares, the authority
       of the Board shall include i) the determination
       of the class and number of the shares to be
       allotted; ii) the determination of the issue
       price of the new shares; iii) the determination
       of the opening and closing dates of the issue
       of new shares; iv) the determination of the
       class and number of new shares (if any) to
       be issued to the existing shareholders; v)
       to make or grant offers, agreements and options
       which might require the exercise of such powers;
       and vi) in the case of an offer or issue of
       shares to the shareholders of the Company,
       b) the exercise of the powers granted under
       paragraph (a), the Board may during the relevant
       period make or grant offers, agreements and
       options which might require the shares relating
       to the exercise of the authority there under
       being allotted and issued after the expiry
       of the relevant period; c) the aggregate amount
       of the overseas listed foreign shares to be
       allotted or conditionally or unconditionally
       agreed to be allotted the Board pursuant to
       the authority granted under paragraph (a) above
       (excluding any shares which may be allotted
       upon the conversion of the capital reserve
       into capital in accordance with the Company
       Law of the PRC or the Articles of Association
       of the Company) shall not exceed 20% of the
       aggregate number of the overseas listed foreign
       shares of the Company in issue as at the date
       of passing of this resolution; d) authorize
       the Board to grant under paragraph (a) above
       shall (i) comply with the Company Law of the
       PRC, other applicable laws and regulations
       of the PRC, and the Listing Rules (in each
       case, as amended from time to time) and ii)
       be subject to the approvals of China Securities
       Regulatory Commission (CSRC) and relevant authorities
       of the PRC; e) for the purposes of this resolution;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company; or 12 months]
       f) authorize the Board and the exercise of
       the power granted under paragraph (a) above
       in accordance with the Company Law and other
       applicable laws and regulations of the PRC,
       increase the Company's registered capital to
       such amount as shall equal the aggregate nominal
       amounts of the relevant number of shares allotted
       and issued upon the exercise of the powers
       granted under paragraph (a) of this resolution,
       provided that the registered capital of the
       Company shall not exceed 120% of the amount
       of registered capital of the Company as at
       the date of passing of this resolution; g)
       subject to the Listing Committee of the Stock
       Exchange granting listing of, and permission
       to deal in, the H Shares in the Company's share
       capital proposed to be issued by the Company
       and to the approval of CSRC for the issue of
       shares, authorize the Board to amend, as it
       may deem appropriate and necessary, Articles
       23, 24 and 27 of the Articles of Association
       of the Company to reflect the change in the
       share capital structure of the Company in the
       event of an exercise of the powers granted
       under paragraph (a) to allot and issue new
       shares

S.9.1  Approve to issuing amount: the Company will               Mgmt          Against                        Against
       issue Corporate Bonds ["Corporate Bonds"] with
       face value in the aggregate principal amount
       of not exceeding RMB 9.5 billion in the PRC

S.9.2  Authorize the Board to determine the details              Mgmt          Against                        Against
       of the maturity of the Corporate Bonds: the
       Corporate Bonds may be issued in a single type
       with only one maturity date or in mixed types
       with different maturity dates of 5 years, 7
       years and 0 years and the size of issue in
       accordance with the relevant regulations and
       market conditions

s.9.3  Approve the interest rate of the Corporate Bonds          Mgmt          Against                        Against
       will be determined by the Company and its principal
       underwriter [sponsor] upon enquiries of interest
       rates in the market and within the interest
       range as permitted by the State Council of
       the PRC

s.9.4  Approve to issue price of the Corporate Bonds:            Mgmt          Against                        Against
       to be issued at the face value with denomination
       of RMB 100

s.9.5  Approve to proceeds to be raised from the issue           Mgmt          Against                        Against
       of the Corporate Bonds will be applied in repayment
       of bank loans for improving the Company's financial
       structure and to replenish the Company's current
       capital

s.9.6  Authorize the Board to determine the detailed             Mgmt          Against                        Against
       arrangement of placing to the existing holders
       of the Company's A shares and [including whether
       or not there will be placing arrangement and
       ratio of the placing, etc.] according to the
       market situation and detailed terms of the
       issue

s.9.7  Approve the validity period of the resolutions            Mgmt          Against                        Against
       regarding the issue of the Corporate Bonds
       shall be 24 months from the date on which the
       resolutions are passed at the AGM

s.9.8  Authorize the Board 2 Executive Directors of              Mgmt          Against                        Against
       the Company to handle the relevant matters
       in relation to the issue of the Corporate Bonds
       according to the specific needs of the Company
       and other market conditions: a) so far as permitted
       by laws and regulations and based on the Company's
       situation and the market conditions, to formulate
       the detailed plan for the issue of Corporate
       Bonds and to amend and modify the terms of
       issue of the Corporate Bonds, including but
       not limited to all matters in relation to the
       terms of issue such as the issuing amount,
       maturity of Corporate Bonds, interest rate
       of Corporate Bonds or its determination, the
       timing of issue, whether or not the issue will
       be carried out by multi-tranches and the number
       of tranches, whether or not to devise terms
       for repurchase and redemption, matters regarding
       guarantees, periods and mode for repayment
       of principal and payment of interests, detailed
       arrangements of placing, and the place of listing
       of the Corporate Bonds, etc; b) appoint intermediaries
       to handle the reporting matters of the issue
       of the Corporate Bonds; c) to select trust
       manager of the Corporate Bonds, to sign the
       agreement for trust management of the Corporate
       Bonds and to formulate the regulations of bondholders'
       meeting; d) to sign the contracts, agreements
       and documents in relation to the issue of the
       Corporate Bonds, and to disclose information
       in an appropriate manner; e) authorize the
       Board to make corresponding amendment to the
       relevant matters regarding the proposal of
       the issue of the Corporate Bonds based on the
       feedback of the PRC regulatory authorities
       in event of any changes in the PRC regulatory
       authorities' policy on issues of Corporate
       Bonds or market conditions, other than the
       matters which shall be subject to approval
       by the shareholders in general meeting pursuant
       to the requirements of law, regulations and
       the Articles of Association; f) upon the completion
       of the issue, to handle the matters in relation
       to listing of the Corporate Bonds; g) adopt
       such measures for securing the repayment of
       the Corporate Bonds, including not to distribute
       profits to shareholders according to the requirements
       of the relevant laws and regulations, if, during
       the term of the Corporate Bonds, it is expected
       that the Company may not be able to repay principal
       and interests of the Corporate Bonds or the
       Company fails to repay principal and interests
       of the Corporate Bonds when they become due;
       h) to handle other matters in relation to the
       issue of Corporate Bonds; i) this authority
       shall be valid from the date of its approval
       at the AGM to the date on which the above authorized
       matters shall be completed

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ANTARCHILE SA ANTARCHILE                                                                    Agenda Number:  701680313
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0362E138
    Meeting Type:  EGM
    Meeting Date:  27-Aug-2008
          Ticker:
            ISIN:  CLP0362E1386
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to agree on the exchange the currency             Mgmt          For                            For
       in which the share capital is expressed, the
       financial statement are prepared and the financial
       statements of the Company are issued from CPL
       to USD, all effective from 01 JAN 2008

2.     Approve to add the Corporate By-Laws the Transitory       Mgmt          For                            For
       Articles that are necessary to carry out the
       resolutions that are passed by the meeting




--------------------------------------------------------------------------------------------------------------------------
 ANTARCHILE SA ANTARCHILE                                                                    Agenda Number:  701907240
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0362E138
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CLP0362E1386
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.     Approve the financial statements of the Company           Mgmt          For                            For
       corresponding to the exercise 2008

B.     Approve the information of the operations of              Mgmt          For                            For
       the Company referred to in Article 44 of the
       Law 18.046 of Corporations

C.     Approve the fix the remunerations of the Board            Mgmt          For                            For
       of Directors for the next period

D.     Approve the fix the remunerations and budget              Mgmt          For                            For
       of the Directors committee as per Article 50
       BIS of Law 18.046

E.     Approve the designate the External Auditors               Mgmt          For                            For

F.     Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ANTIBIOTICE S.A., IASI                                                                      Agenda Number:  701705141
--------------------------------------------------------------------------------------------------------------------------
        Security:  X01633100
    Meeting Type:  EGM
    Meeting Date:  16-Oct-2008
          Ticker:
            ISIN:  ROATBIACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       17 OCT 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the amendments and completion of the              Mgmt          For                            For
       Company Articles of Association according to
       the addendum draft , as specified

2.     Approve the supplementing of the bank guarantee           Mgmt          For                            For
       in favor of ABN Amro Bank, by re evaluating
       the assets existing in the guarantee, from
       RON 29,929,649 to RON 49,119,353, as a result
       of the completion of the business capital by
       supplementing the credit line from EUR 6 million
       to EUR 9 million

3.     Approve 03 NOV 2008, as record date for the               Mgmt          For                            For
       identification of the shareholders upon which
       the effects of the adopted resolutions apply,
       in compliance with Article 238 Paragraph 1
       of Law no. 297/2004 regarding the capital market




--------------------------------------------------------------------------------------------------------------------------
 ANTIBIOTICE S.A., IASI                                                                      Agenda Number:  701705165
--------------------------------------------------------------------------------------------------------------------------
        Security:  X01633100
    Meeting Type:  OGM
    Meeting Date:  16-Oct-2008
          Ticker:
            ISIN:  ROATBIACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       17 OCT 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve to set the general limits of emolument            Mgmt          For                            For
       granted to the Management Board Members and
       Company Directors

2.     Approve 03 NOV 2008, as record date for the               Mgmt          For                            For
       identification of the shareholders upon which
       the effects of the adopted resolutions apply,
       in compliance with Article 238 Paragraph 1
       of Law no. 297/2004 regarding the capital market




--------------------------------------------------------------------------------------------------------------------------
 ANTIBIOTICE S.A., IASI                                                                      Agenda Number:  701834132
--------------------------------------------------------------------------------------------------------------------------
        Security:  X01633100
    Meeting Type:  AGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  ROATBIACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 535324 DUE TO ADDITION OF RESOLUTION.  ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       20 MAR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve to establish the compensations for Administration Mgmt          For                            For
       Committee Members

2.     Approve the record date as 06 APR 2009                    Mgmt          For                            For

3.     Approve to change the competence of the Board             Mgmt          For                            For
       of Administration




--------------------------------------------------------------------------------------------------------------------------
 ANTIBIOTICE S.A., IASI                                                                      Agenda Number:  701855908
--------------------------------------------------------------------------------------------------------------------------
        Security:  X01633100
    Meeting Type:  OGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  ROATBIACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS.

1.     Approve the 2008 financial statements                     Mgmt          For                            For

2.     Approve the 2008 net profit distribution, and             Mgmt          For                            For
       establish the dividend per share and the reinvestment
       of dividends

3.     Grant discharge to the Administrators for 2008            Mgmt          For                            For

4.     Approve the income and expense for 2009 budget            Mgmt          For                            For

5.     Approve to establish the Financial Auditor                Mgmt          For                            For

6.     Approve to modify the Management Board Structure          Mgmt          For                            For

7.     Approve to establish the remuneration for the             Mgmt          For                            For
       Management Board Members

8.     Approve the proposed record date 15 MAY 2009              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ANTIBIOTICE S.A., IASI                                                                      Agenda Number:  701855922
--------------------------------------------------------------------------------------------------------------------------
        Security:  X01633100
    Meeting Type:  EGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  ROATBIACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

1.     Amend the modify annex 1 [Company statute]                Mgmt          For                            For

2.     Amend the Article 17 from the Company By Law              Mgmt          For                            For

3.     Amend the Article 19 from the Company By Law              Mgmt          For                            For

4.     Approve the proposed record date 15 May 2009              Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF SECOND CALL COMMENT. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       24 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ANTIBIOTICE S.A., IASI                                                                      Agenda Number:  701969923
--------------------------------------------------------------------------------------------------------------------------
        Security:  X01633100
    Meeting Type:  OGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  ROATBIACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       26 JUN 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Grant discharge to the Administrator for the              Mgmt          For                            For
       2008 FY

2.     Approve the 2009 income and expenses budget               Mgmt          For                            For

3.     Approve the extension of the credit line in               Mgmt          For                            For
       amount of EUR 9 million for a period of 12
       months

4.     Approve the Board of Adiministrator: revocation           Mgmt          For                            For
       of Ms. Magdalena Radulescu and elect a new
       Member

5.     Approve the proposed record date 13 JUL 2009              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ANTIBIOTICE S.A., IASI                                                                      Agenda Number:  701970192
--------------------------------------------------------------------------------------------------------------------------
        Security:  X01633100
    Meeting Type:  EGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  ROATBIACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       26 JUN 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the new ownership structure following             Mgmt          For                            For
       the transfer of A.V.A.S. Portofolio to executive
       Health Department

2.     Approve the Article of Association modification           Mgmt          For                            For

3.     Approve the proposed record date 13 JUL 2009              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 AO MOSENERGO                                                                                Agenda Number:  701956229
--------------------------------------------------------------------------------------------------------------------------
        Security:  X55075109
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  RU0008958863
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report as of FY 2008                   Mgmt          For                            For

2.     Approve the annual accounting report, profit              Mgmt          For                            For
       and losses report as of FY 2008

3.     Approve the distribution of profit and losses,            Mgmt          For                            For
       non payment of dividends as of 2008 FY

4.     Approve the Auditor                                       Mgmt          For                            For

5.     Elect the Audit Commission                                Mgmt          For                            For

6.     Elect the Board of Directors                              Mgmt          For                            For

7.     Approve the remuneration and compensation to              Mgmt          For                            For
       be paid to the Members of the Board of Directors

8.     Approve the remuneration and compensation to              Mgmt          For                            For
       be paid to the Members of the Audit Commission

9.     Approve the new edition of the Charter of the             Mgmt          For                            For
       Company

10.    Approve the new edition of the provision on               Mgmt          For                            For
       the order of the General Shareholders Meeting

11.    Approve the new edition of the provision on               Mgmt          For                            For
       the order of the Board of Directors

12.    Approve the new edition of the provision on               Mgmt          For                            For
       the order of the Management Board

13.    Approve the new edition of the provision on               Mgmt          For                            For
       the order of the General Director

14.    Approve the new edition of the provision on               Mgmt          For                            For
       remuneration and compensation to be paid to
       the Members of the Board of Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 APEXHI PROPERTIES LTD                                                                       Agenda Number:  701656603
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05390174
    Meeting Type:  OGM
    Meeting Date:  15-Aug-2008
          Ticker:
            ISIN:  ZAE000083606
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Company, subject to ordinary Resolution     Mgmt          For                            For
       1 being duly passed and as envisaged in Section
       38(2A) of the Companies Act, 61 of 1973, to
       grants a loan to the Apexhi Charitable Trust
       subscribe for 20 million Apexhi A, 20 million
       Apexhi B and 20 million Apexhi C units as specified

O.1    Approve to issue 20 million Apexhi A, 20 million          Mgmt          For                            For
       Apexhi B and 20 million Apexhi C units to the
       Apexhi Charitable Trust at ZAR 32.13 per combined
       Apexhi A, B and C unit

O.2    Authorize any of the Directors or the Company             Mgmt          For                            For
       secretary of the Company to do all things and
       sign all documents required to give effect
       to the resolution as specified




--------------------------------------------------------------------------------------------------------------------------
 APEXHI PROPERTIES LTD                                                                       Agenda Number:  701656881
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05390174
    Meeting Type:  OGM
    Meeting Date:  15-Aug-2008
          Ticker:
            ISIN:  ZAE000083606
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS MEETING IS FOR DEBENTURE            Non-Voting    No vote
       HOLDERS. THANK YOU.

1.     Approve the unit issue                                    Mgmt          For                            For

2.     Authorize the Directors                                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 APEXHI PROPERTIES LTD                                                                       Agenda Number:  701692015
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05390174
    Meeting Type:  AGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  ZAE000083606
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and approve the annual financial statements       Mgmt          For                            For
       of the Company for the YE 30 JUN 2008, together
       with the reports of the Directors and the Auditors
       thereon

O.2.a  Re-elect Mr. G.G.L. Leissner as a Director,               Mgmt          For                            For
       who retires by rotation in terms of Article
       14.1 of the Company's Articles of Association

O.2.b  Re-elect Ms. A. Rehman as a Director, who retires         Mgmt          For                            For
       by rotation in terms of Article 14.1 of the
       Company's Articles of Association

O.2.c  Re-elect Mr. M. Wainer as a Director, who retires         Mgmt          For                            For
       by rotation in terms of Article 14.1 of the
       Company's Articles of Association

O.3    Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors for the YE 30 JUN 2008

O.4    Approve the payment of remuneration to the Non-Executive  Mgmt          For                            For
       Directors as specified

O.5    Approve to place 13,229,605 of the authorized             Mgmt          For                            For
       but unissued shares of the Company [representing
       5% of the issued shares of the Company] under
       the control of the Directors of the Company,
       which Directors are, subject to the Rules and
       Regulations of the JSE Limited [JSE] and the
       provisions of Sections 221 and 222 of the Companies
       Act [Act 61 of 1973], as amended, authorized
       to allot and issue any such linked units at
       such time or times, to such person or persons,
       Company or Companies and upon such terms and
       conditions as they may determine, [Authority
       expires until the next AGM of the Company]

6.S.1  Authorize the Directors, pursuant inter alia              Mgmt          For                            For
       to the Company's Articles of Association, for
       the Company to acquire A, B and C units of
       the Company, subject to the Listings Requirements
       of the JSE Limited [JSE] on the following basis:
       i) the acquisition of A, B and C units must
       be effected through the order book operated
       by the JSE trading system and done without
       any prior arrangement between the Company and
       the counterparty; ii) the Company may only
       appoint one agent to effect repurchases on
       its behalf; iii) the number of A, B and C units
       which may be acquired pursuant to this authority
       in any FY (which commenced 01 JUL 2008) may
       not in the aggregate exceed 20% of the Company's
       share capital, as at the date of this notice
       of general meeting; iv) repurchases of A, B
       and C units may not be made at a price more
       than 10% above the weighted average of the
       market value on the JSE of the A, B and C units
       in question for the 5 business days immediately
       preceding the repurchase; v) repurchases may
       not take place during a prohibited period [as
       defined in the JSE Listings Requirements];
       vi) repurchases may only take place if, after
       such repurchase, the unit holder spread of
       the Company still complies with the JSE Listings
       Requirements; vii) after the Company has acquired
       A, B and C units which constitute, on a cumulative
       basis, 3% of the number of A, B and C units
       in issue [at the time that authority from unit
       holders for the repurchase is granted], the
       Company shall publish an announcement to such
       effect, or any other announcements that may
       be required in such regard in terms of the
       JSE Listings Requirements which may be applicable
       from time to time; and viii) the Company's
       sponsor shall, prior to the Company entering
       the market to proceed with a repurchase of
       A, B and C units, confirm in writing to the
       JSE, the adequacy of the Company's working
       capital for the purposes of undertaking the
       repurchase of A, B and C units; [Authority
       expires at the next AGM of the Company, unless
       it is then renewed, and provided that this
       authority shall not extend beyond 15 months]

7.S.2  Amend the Article 38.6 of the Company's Articles          Mgmt          For                            For
       of Association

O.8    Authorize any Director of the Company or the              Mgmt          For                            For
       Company Secretary on behalf of the Company
       to sign any documents and do all such things
       as may be necessary for or incidental to the
       implementation of the above ordinary and special
       resolutions which are passed by the unit holders
       in accordance with and subject to the terms
       thereof

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 APEXHI PROPERTIES LTD                                                                       Agenda Number:  701848244
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05390174
    Meeting Type:  SCH
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  ZAE000083606
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve with or without modification the proposed         Mgmt          For                            For
       scheme of arrangement between the applicant
       and its shareholders

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 APEXHI PROPERTIES LTD                                                                       Agenda Number:  701933245
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05390174
    Meeting Type:  OGM
    Meeting Date:  14-May-2009
          Ticker:
            ISIN:  ZAE000083606
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, the allotment and issue by the Directors         Mgmt          For                            For
       of the Company of so many 'A', 'B' and 'C'
       ordinary shares in the Company [each such issued
       ordinary share to be linked to one unsecured
       subordinated variable rate debenture in the
       capital of the Company] as is required to settle
       the consideration due in respect of the acquisition
       by the Company of all of the issued linked
       units in Ambit Properties Limited [Ambit] pursuant
       to a scheme of arrangement in terms of Sections
       311 of the Companies Act 61 of 1973 between
       Ambit and its linked Unitholders

2.     Approve, for the purposes of Rule 19 of the               Mgmt          For                            For
       Securities Regulation Panel Code on Takeovers
       and Mergers: the proposed acquisition of 100%
       of the linked units in Ambit pursuant to a
       scheme of arrangements in terms of section
       311 of the Act proposed by ApexHi between Ambit
       and the Ambit linked Unitholders [the Scheme],
       the allotment and issue of ApexHi linked units
       to Ambit linked Unitholders as consideration
       for the acquisition of their Ambit linked units
       in terms of the scheme




--------------------------------------------------------------------------------------------------------------------------
 APEXHI PROPERTIES LTD                                                                       Agenda Number:  701952891
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05390174
    Meeting Type:  OGM
    Meeting Date:  14-May-2009
          Ticker:
            ISIN:  ZAE000083606
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the issue of linked units                         Mgmt          No vote

2.     Grant Authority to the terms of Rule 19 of code           Mgmt          No vote




--------------------------------------------------------------------------------------------------------------------------
 APOLLO HOSPS ENTERPRISE LTD                                                                 Agenda Number:  701674930
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0187F112
    Meeting Type:  AGM
    Meeting Date:  28-Aug-2008
          Ticker:
            ISIN:  INE437A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as at that date, the Directors' and the
       Auditors' report thereon

2.     Declare a dividend on equity shares for the               Mgmt          For                            For
       FYE 31 MAR 2008

3.     Re-appoint Shri. Rajkumar Menon as a Director,            Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri. Khairil Anuar Abdullah as a              Mgmt          For                            For
       Director, who retires by rotation

5.     Re-appoint Shri. G. Venkatraman as a Director,            Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Smt. Suneeta Reddy as a Director,              Mgmt          For                            For
       who retires by rotation

7.     Re-appoint M/s. S. Viswanathan, Chartered Accountants,    Mgmt          For                            For
       Chennai as the Auditors for the current year
       and fix their remuneration

8.     Appoint Shri. Steven J. Thompson as a Director            Mgmt          For                            For
       of the Company, liable to retire by rotation

9.     Appoint Shri. Neeraj Bharadwaj as a Director              Mgmt          For                            For
       of the Company, liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 ARAB BANK                                                                                   Agenda Number:  701843674
--------------------------------------------------------------------------------------------------------------------------
        Security:  M12702102
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  JO1302311013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to recite previous minutes of the last            Mgmt          For                            For
       AGM

2.     Receive the Board of Directors report for the             Mgmt          For                            For
       Company's accomplishments for the year 2008

3.     Receive the Auditors report for the year 2008             Mgmt          For                            For

4.     Approve the Company's financial data for the              Mgmt          For                            For
       year 2008 and the Board of Directors suggestion
       to distribute dividends 25%

5.     Approve to indemnify Board of Directors for               Mgmt          For                            For
       the year 2008

6.     Elect the Company's Auditors for the year 2009            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ARAB COTTON GINNING                                                                         Agenda Number:  701707044
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1359H103
    Meeting Type:  OGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  EGS32221C011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the discussion of Board of Directors              Mgmt          No Action
       report and its financial positions for the
       FYE 30 JUN 2008

2.     Approve the discussion of the Auditors reports            Mgmt          No Action
       for the financial statements for the FYE 30
       JUN 2008

3.     Approve the financial statements for the YE               Mgmt          No Action
       30 JUN 2008

4.     Approve the profit distribution                           Mgmt          No Action

5.     Approve to release the Board of Directors responsibility  Mgmt          No Action
       upon FYE 30 JUN 2008

6.     Approve to decide the allowances paid to the              Mgmt          No Action
       Board of Directors for attending their meetings

7.     Re-appoint the Auditors for the new FY 2008               Mgmt          No Action
       and authorize the Board of Directors to decide
       their fees

8.     Authorize the Board of Directors to give donations        Mgmt          No Action
       through coming FYE 31 DEC 2008 for amounts
       above EGP 1000

9.     Approve the changes done upon the Board of Directors      Mgmt          No Action
       throughout the FYE 2008




--------------------------------------------------------------------------------------------------------------------------
 ARAB COTTON GINNING                                                                         Agenda Number:  701871522
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1359H103
    Meeting Type:  EGM
    Meeting Date:  13-Apr-2009
          Ticker:
            ISIN:  EGS32221C011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the discussion of the plan of purchasing          Mgmt          No Action
       5,000,000 stocks from the Company stocks which
       were purchased during the period from 13 JUL
       08 till 03 AUG 08 and that for exceeding the
       period of keeping the stocks more than 6 month
       to decide what should be followed in its matter




--------------------------------------------------------------------------------------------------------------------------
 ARAB EAST INVESTMENT, AMMAN                                                                 Agenda Number:  701920313
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1360R108
    Meeting Type:  AGM
    Meeting Date:  03-May-2009
          Ticker:
            ISIN:  JO3108211017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to recite previous minutes of the last            Mgmt          For                            For
       AGM

2.     Receive the Board of Directors report for the             Mgmt          For                            For
       Company's accomplishments for the year 2008

3.     Receive the Auditors report for the year 2008             Mgmt          For                            For

4.     Approve the Company's financial data for the              Mgmt          For                            For
       year 2008

5.     Approve the Board of Directors suggestion to              Mgmt          For                            For
       distribute dividends 10%

6.     Approve to indemnify Board of Directors for               Mgmt          For                            For
       the year 2008

7.     Elect the Company's Auditors for the year 2009            Mgmt          For                            For

8.     Other issues                                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ARABTEC HOLDING COMPANY PJSC                                                                Agenda Number:  701777281
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1491G104
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2008
          Ticker:
            ISIN:  AE000A0F6D88
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to discuss the distribution of bonus              Mgmt          For                            For
       shares to shareholders




--------------------------------------------------------------------------------------------------------------------------
 ARABTEC HOLDING COMPANY PJSC                                                                Agenda Number:  701838546
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1491G104
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2009
          Ticker:
            ISIN:  AE000A0F6D88
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       06 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the Board of Director's report concerning         Mgmt          For                            For
       the Company's activities and financial status
       for the YE 31 DEC 2008 and the Auditors report
       for the same period

2.     Approve the Company's balance sheet and income            Mgmt          For                            For
       statement for the YE 31 DEC 2008

3.     Approve to release the Board of Directors and             Mgmt          For                            For
       the Auditors from any liability for the YE
       31 DEC 2008

4.     Appoint the Auditors for the year 2009 and approve        Mgmt          For                            For
       to determine their fees

5.     Approve to determine the Board of Directors               Mgmt          For                            For
       fees

6.     Grant approval under Article 108 of the Federal           Mgmt          For                            For
       Law No.1984 as amended for the Directors to
       carry out activities relating to contracting
       Companies




--------------------------------------------------------------------------------------------------------------------------
 ARABTEC HOLDING COMPANY PJSC                                                                Agenda Number:  701833964
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1491G104
    Meeting Type:  EGM
    Meeting Date:  06-Apr-2009
          Ticker:
            ISIN:  AE000A0F6D88
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Company's Articles of Incorporation             Mgmt          For                            For
       in accordance with Commercial Companies Law
       and Corporate Governance Guidance

       PLEASE NOTE THAT THE MEETING HAS BEEN POSTPONED           Non-Voting    No vote
       FROM 28 MAR 2009 TO 06 APR 2009

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ARACRUZ CELULOSE SA, ARACRUZ                                                                Agenda Number:  701908557
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0441Z110
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRARCZACNPB3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM III ONLY. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU

I.     To receive the accounts from the Administrators,          Non-Voting    No vote
       to examine, discuss and vote on the financial
       statements in regard to the FY that ended on
       31 DEC 2008

II.    To decide concerning the allocation of the net            Non-Voting    No vote
       profit from the FY, ratifying the payment of
       interest on shareholder equity in the aggregate
       amount of BRL 155,000,000.00, approved by the
       Executive Committee in meetings held on 18
       MAR and 20 JUN 2008

III.   Elect the Finance Committee                               Mgmt          For                            For

IV.    To set at up to BRL 18,500,000.00 the total               Non-Voting    No vote
       annual remuneration of the administrators and
       to set the remuneration of the members of the
       Finance Committee in accordance with the limit
       established in Article 162, Paragraph 3, of
       Law number 6404 76




--------------------------------------------------------------------------------------------------------------------------
 ARACRUZ CELULOSE SA, ARACRUZ                                                                Agenda Number:  701959530
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0441Z110
    Meeting Type:  SGM
    Meeting Date:  30-May-2009
          Ticker:
            ISIN:  BRARCZACNPB3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON BELOW ITEM. THANK YOU.

1.     Ratify the conversion as specified                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ARAMEX PJSC                                                                                 Agenda Number:  701839663
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1463Z106
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  AE000A0F6D54
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       15 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the report of the Directors on the Company's      Mgmt          For                            For
       activities and financial position for the YE
       31 DEC 08

2.     Approve the Auditors report on the Company's              Mgmt          For                            For
       financial position for the YE 31 DEC 08

3.     Approve the Company's balance sheet and profit            Mgmt          For                            For
       and loss account for the YE 31 DEC 08

4.     Approve the Board of Directors recommendation             Mgmt          For                            For
       to distribute bonus shares for the YE 31 DEC
       2008 amounting to 10% of the Company's paid
       up capital

5.     Approve to absolve the Board and the Auditors             Mgmt          For                            For
       from liability for the YE 31 DEC 08 and the
       Board of Directors remuneration for the YE
       31 DEC 2008

6.     Appoint the Company's Auditors for the YE 31              Mgmt          For                            For
       DEC 2009 and determine their fees

7.     Appoint Mr. Mohammed Ali Al Hashimi as a Board            Mgmt          For                            For
       Member to fill the current vacancy




--------------------------------------------------------------------------------------------------------------------------
 ARAMEX PJSC                                                                                 Agenda Number:  701839651
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1463Z106
    Meeting Type:  EGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  AE000A0F6D54
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 538993 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

1.     Amend the Company's Articles of Association               Mgmt          For                            For
       to comply with the escas recently issued corporate
       governance regulations

2.     Amend the Article 9 of the Company's Articles             Mgmt          For                            For
       of Association to provide that Gulf Council
       Countries GCC nationals comprise 51% of the
       Company's share capital ownership




--------------------------------------------------------------------------------------------------------------------------
 ARAMEX PJSC                                                                                 Agenda Number:  701930100
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1463Z106
    Meeting Type:  EGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  AE000A0F6D54
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Company's Articles of Association               Mgmt          For                            For
       to comply with the escas recently issued corporate
       governance regulations

2.     Amend the Article 9 of the Company's Articles             Mgmt          For                            For
       of Association to provide that Gulf Council
       Countries GCC nationals comprise 51% of the
       Company's share capital ownership




--------------------------------------------------------------------------------------------------------------------------
 ARCELIK AS                                                                                  Agenda Number:  701992047
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1490L104
    Meeting Type:  EGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  TRAARCLK91H5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and forming the Presidency Board                  Mgmt          No Action

2.     Approve the merger report of Grunding Elektronik          Mgmt          No Action
       A.S. Arcelik A.S

3.     Approve the merger report                                 Mgmt          No Action

4.     Approve the capital increase of the Company               Mgmt          No Action
       upon the merger event

5.     Authorize the Board of Presidency to sign the             Mgmt          No Action
       minutes of the meeting

6.     Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ARCELIK AS, ISTANBUL                                                                        Agenda Number:  701837075
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1490L104
    Meeting Type:  OGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  TRAARCLK91H5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 540379 DUE TO ADDITIONAL OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Opening and election of the Presidential Board            Mgmt          No Action

2.     Approve the activities and accounts of 2008,              Mgmt          No Action
       the reading and deliberation of the Board of
       Directors and Auditors reports, the brief Independent
       auditing report by the Independent auditing
       Company, namely basaran nas bagimsiz denetim
       ve serbest muhasebeci mali musavirlik A.S.
       a Member of PricewaterhouseCoopers the acceptance,
       acceptance through modification or rejection
       of the recommendation by the Board of Directors
       concerning the balance sheet and income table
       for 2008

3.     Approve the Members of the Board of Directors             Mgmt          No Action
       and the Auditors for the Company's activities
       in 2008

4.     Approve the profit distribution policy according          Mgmt          No Action
       to the Corporate Governance Principles

5.     Approve the acceptance, acceptance through modification   Mgmt          No Action
       or rejection of the recommendation by the Board
       of Directors concerning the profit distribution

6.     Elect the new Board Members and determining               Mgmt          No Action
       their number who will analyze activities and
       Audit accounts of 2009 until the OGM

7.     Re-elect or change of Auditors who will analyze           Mgmt          No Action
       activities and Audit accounts of 2009 until
       the OGM

8.     Approve the determination of monthly gross salaries       Mgmt          No Action
       the Chairman, Board Members and Auditors

9.     Approve the donations and contributions to foundations    Mgmt          No Action
       and organizations

10.    Approve the Company disclosure policy                     Mgmt          No Action

11.    Amend the Company Article 11 about establishment,         Mgmt          No Action
       Article 14 about governance and presentation,
       Article 16 about salaries, Article 22 about
       establishment,  Article 25 about announcements
       and Article 32 about Presidential Board

12.    Authorize Board Members according to the Articles         Mgmt          No Action
       334 and 335 of the Turkish Commercial Code

13.    Grant authority to the Chairmanship to sign               Mgmt          No Action
       the minutes of the meeting

14.    Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ARCELORMITTAL SOUTH AFRICA LIMITED                                                          Agenda Number:  701875594
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05944103
    Meeting Type:  AGM
    Meeting Date:  12-May-2009
          Ticker:
            ISIN:  ZAE000103453
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for the Company          Mgmt          For                            For
       and the Group for the YE 31 DEC 2008, including
       the Directors' report and the report of the
       Auditors thereon

2.A    Re-elect Dr. K. D. K. Mokhele as a Director               Mgmt          For                            For
       in terms of Articles 15.2 and 16.1 of the Company's
       Articles of Association, who retire by rotation

2.B    Re-elect Mr. C. P. D. Cornier as a Director               Mgmt          For                            For
       in terms of Articles 15.2 and 16.1 of the Company's
       Articles of Association, who retire by rotation

2.C    Re-elect Mr. S. Maheshwari as a Director in               Mgmt          For                            For
       terms of Articles 15.2 and 16.1 of the Company's
       Articles of Association, who retire by rotation

2.D    Re-elect Mr. A. M. H. O. Poupart-Lafarge as               Mgmt          For                            For
       a Director in terms of Articles 15.2 and 16.1
       of the Company's Articles of Association, who
       retire by rotation

2.E    Re-elect Mr. H. J. Verster as a Director in               Mgmt          For                            For
       terms of Articles 15.2 and 16.1 of the Company's
       Articles of Association, who retire by rotation

3.     Approve the Non-Executive Directors' fees for             Mgmt          For                            For
       the YE 31 DEC 2008

4.     Approve the specified annual fees as the maximum          Mgmt          For                            For
       Non-Executive Directors' fees payable for the
       period 01 MAY 2009 until the next AGM as specified

5.     Appoint Messrs. Deloitte & Touche as the Company's        Mgmt          For                            For
       External Auditors and Mr. Ryan Michael Duffy
       as the Audit partner

6.     Approve that 5% of the authorized but unissued            Mgmt          For                            For
       share capital of the Company be placed under
       the control of the Directors of the Company,
       and authorize the Directors of the Company
       to allot and issue all or part thereof, for
       the purpose of implementing a group bonus scheme
       and a share incentive scheme, on such terms
       and conditions as they may deem fit, subject
       to the provisions of Sections 221 and 222 of
       the Companies Act 61 of 1973, as amended, the
       Articles of Association of the Company and
       the JSE Limited Listings Requirements; [Authority
       expires until the next AGM]

S.7    Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       in terms of the authority granted in the Articles
       of Association of the Company and/or any subsidiary
       of the Company, to acquire the Company's own
       ordinary shares [shares], upon such terms and
       conditions and in such amounts as the Directors
       of the Company [and, in the case of an acquisition
       by a subsidiary[ies], the Directors of the
       subsidiary[ies]], may from time to time decide
       but subject to the provisions of the Companies
       Act 61 of 1 973, as amended [the Act] and the
       JSE Limited [JSE] Listings Requirements and
       any other stock exchange upon which the shares
       of the Company may be quoted or listed, subject
       to the specified conditions: that any repurchases
       of shares in terms of this authority be effected
       through the order book operated by the JSE
       trading system and done without any prior understanding
       or arrangement between the Company and the
       counter-party, such repurchases being effected
       by only 1 appointed agent of the Company at
       any point in time, and effected only if after
       the repurchase the Company still complies with
       the minimum spread requirements stipulated
       in the JSE Listings Requirements; that the
       acquisitions in any 1 FY shall be limited to
       10% of the issued share capital of the Company
       at the date of this AGM, provided that any
       subsidiary[ies] may acquire shares to a maximum
       of 10% of the issued share capital of the Company
       at the date of this AGM, provided that any
       subsidiary[ies] may acquire shares to a maximum
       of 10% of the aggregate of the shares in the
       Company; that any acquisition of shares in
       terms of this authority, may not be made at
       a price greater than 10% above the weighted
       average market value of the shares over the
       5% business days immediately preceding the
       date on which the acquisition is effected;
       the repurchase of shares may not be effected
       during a prohibited period, as defined in the
       JSE Listings Requirements unless a repurchase
       programme is in place, where dates and quantities
       of shares to be traded during the prohibited
       period are fixed and full details of the programmee
       have been disclosed in any announcement over
       SENS prior to the commencement of the prohibited
       period; and that an announcement containing
       full details of such acquisitions of shares
       will be published as soon as the Company and/
       or its subsidiary[ies] has/have acquired shares
       constitution, on a cumulative basis, 3% of
       the number of shares in issue at the date of
       the general meeting at which this at which
       this special resolution and for each 3% in
       aggregate of the initial number acquired thereafter;
       [Authority expires until the next AGM of the
       Company, or for 15 months from the date of
       passing of this resolution]




--------------------------------------------------------------------------------------------------------------------------
 ARCELORMITTAL SOUTH AFRICA LIMITED                                                          Agenda Number:  701946975
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05944103
    Meeting Type:  SCH
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  ZAE000103453
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve with or without modification the scheme           Mgmt          For                            For
       of arrangement between the applicant and its
       shareholders




--------------------------------------------------------------------------------------------------------------------------
 ARCELORMITTAL SOUTH AFRICA LIMITED                                                          Agenda Number:  701952702
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05944103
    Meeting Type:  OGM
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  ZAE000103453
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

s.1    Grant authority over the purchase by the Acquiror         Mgmt          For                            For
       of Arcelor mittal shares

O.1    Authorize the Directors to implement all such             Mgmt          For                            For
       actions and resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ORDINARY       Non-Voting    No vote
       RESOLUTION CHANGED TO SPECIAL RESOLUTION. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 ARCELORMITTAL SOUTH AFRICA LIMITED                                                          Agenda Number:  701975421
--------------------------------------------------------------------------------------------------------------------------
        Security:  S05944103
    Meeting Type:  CRT
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  ZAE000103453
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the scheme in terms of which the acquiror         Mgmt          For                            For
       will acquire in the terms of Section 89 of
       the Act, by way of the Act, by way of a scheme
       of arrangement in terms of section 311 of the
       Act, approximately 10% of the number of issued
       ordinary shares in Arcelormittal South Africa
       Limited held by the shareholders of Arcelormittal
       South Africa Limited on a pro rata basis, for
       a consideration of ZAR 87.64 for each share
       required, the aforesaid will be achieved by
       the Acquiror acquiring 9,995% of the shareholding
       of each scheme participant [adjusted by the
       application of the rounding principle as defined
       in the document posted to the shareholders
       of Arcelormittal South Africa Limited], it
       being recorded that the above percentage has
       been reduced to below 10% in order to ensure
       that the rounding principle does not result
       in the aggregate number of ordinary shares
       in Arcelormittal South Africa Limited being
       acquired exceeding 10% of the number of issued
       ordinary shares in Arcelormittal South Africa
       Limited




--------------------------------------------------------------------------------------------------------------------------
 ARGENT INDUSTRIAL LTD                                                                       Agenda Number:  701687165
--------------------------------------------------------------------------------------------------------------------------
        Security:  S0590C109
    Meeting Type:  AGM
    Meeting Date:  16-Sep-2008
          Ticker:
            ISIN:  ZAE000019188
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O.1  Receive and adopt the Group annual financial              Mgmt          For                            For
       statements for the YE 31 MAR 2008

2.S.1  Approve to increase the authorized ordinary               Mgmt          For                            For
       share capital of the Company by 100,000,000
       ordinary shares of 5 cents each to 200,000,000
       ordinary shares of 5 cents each

3.O.2  Appoint Grant Thornton as the Group's Auditors            Mgmt          For                            For
       as of the 2009 FY; the current Auditors will
       remain involved with the audit of certain of
       the smaller subsidiaries and will facilitate
       the changeover

4.O.3  Authorize the Directors of the Company, by way            Mgmt          For                            For
       of a general authority, to issue all or any
       of the authorized but un-issued shares in the
       capital of the Company for cash, as and when
       they in their discretion deem fit, subject
       to the Listings Requirements of the JSE Limited,
       which currently provide: that a paid press
       announcement giving full details, including
       the impact on net asset value and earnings
       per share, will be published at the time of
       any issue of shares representing, on a cumulative
       basis within one year, 5% or more of the number
       of the Company's shares in issue prior to any
       such issue; that issues in the aggregate in
       any one year shall not exceed 10% of the number
       of shares in the Company's issued share capital;
       that, in determining the price at which an
       issue of shares may be made in terms of this
       authority, the maximum discount permitted will
       be 10% of the weighted average traded price
       determined over the 30 business days prior
       to the date that the price of the issue is
       determined or agreed by the Directors; issues
       at a discount greater than 10% may be undertaken
       subject to specific shareholder consent; and
       that any such issue will only be made to public
       shareholders as defined by the JSE Limited;
       [Authority shall be valid until the next AFM
       of the Company, provided it shall not extend
       beyond 15 months from the date that this authority
       is given]

5.S.2  Authorize the Company, as a general approval              Mgmt          For                            For
       contemplated in Sections 85(2), 85(3) and 89
       of the Companies Act 1973 (Act 61 of 1973)
       as amended (the Act), and in terms of the Company's
       Articles of Association, the acquisition by
       the Company or any of its subsidiaries from
       time to time of the issued ordinary shares
       of the Company, upon such terms and conditions
       and in such amounts as the Directors of the
       Company may from time to time determine but
       subject to the Articles of Association of the
       Company, the provisions of the Act and the
       Listings Requirements of the JSE Limited (JSE)
       as presently constituted and which may be amended
       from time to time, and provided: that in any
       1 FY, any repurchase of shares shall not exceed
       20% of the Company's issued share capital of
       that class of share; any such acquisition of
       ordinary shares shall be effected through the
       order book of the JSE trading system and done
       without any prior understanding or arrangement
       between the Company and any of its subsidiaries
       and the counterparty; the Company (or subsidiaries)
       must be authorized to do so in terms of its
       Articles of Association; that in determining
       the price at which the Company's ordinary shares
       are acquired by the Company or any of its subsidiaries
       in terms of this general authority, the maximum
       price at which such ordinary shares may be
       acquired will be at a premium of no more than
       10% of the weighted average of the market price
       at which such ordinary shares are traded on
       the JSE, as determined over the 5 business
       days immediately preceding the date of repurchase
       of such ordinary shares by the Company or any
       of its subsidiaries; after the Company (or
       subsidiaries) has acquired ordinary shares
       which constitute on a cumulative basis, 3%
       of the number of ordinary shares in issue (at
       the time that authority from ordinary shareholders
       for the repurchase is granted), the Company
       publishes a paid press announcement to such
       effect containing full details of such acquisitions;
       the Company (or subsidiaries) appoints only
       one agent to effect any repurchases on its
       behalf; repurchases may not take place during
       a prohibited period in compliance with Paragraph
       3.67 of the Listings Requirements of the JSE;
       and the Company shall ensure that any repurchase
       shall only be undertaken if, after the proposed
       repurchase, the Company still complies with
       Paragraphs 3.37 to 3.41 concerning shareholder
       spread requirements; [Authority shall only
       be valid until the Company's next AGM provided
       that it shall not extend beyond 15 months from
       the date of passing of this special resolution];
       pursuant to and in terms of the Listings Requirements
       of the JSE, Directors of the Company hereby
       state: that the intention of the Company and/or
       any of its subsidiaries is to utilize the authority
       if at some future date the cash resources of
       the Company are in excess of its requirements;
       in this regard the Directors will take account
       of, inter alia, an appropriate capitalization
       structure for the Company and the long-term
       cash needs of the Company and will ensure that
       any such utilization is in the interest of
       shareholders; that after considering the effect
       of a maximum permitted repurchase of securities,
       the Company and its subsidiaries are, as at
       the date of this notice convening the annual
       general meeting of the Company, able to fully
       comply with the Listings Requirements of the
       JSE; nevertheless, at the time that the contemplated
       purchase is to take place, the Directors of
       the Company will ensure that: the Company and
       the Group will be able in the ordinary course
       of business to pay its debts for a period of
       12 months after the date of the AGM; the assets
       of the Company and the Group will be in excess
       of the liabilities of the Company and the group
       for a period of 12 months after the date of
       the notice of the AGM; for this purpose, the
       assets and liabilities will be recognized and
       measured in accordance with the accounting
       policies used in the audited annual group financial
       statements; the share capital and reserves
       of the Company and the Group will be adequate
       for ordinary business purposes for a period
       of 12 months after the date of the notice of
       the AGM; the working capital of the Company
       and the Group will be adequate for ordinary
       business purposes for a period of 12 months
       after the date of the notice of the AGM; and
       the Company will provide its sponsor and the
       JSE with all documentation as required in schedule
       25 of the Listings Requirements of the JSE,
       and will not commence any repurchase programme
       until the sponsor has signed off on the adequacy
       of its working capital, advised the JSE accordingly
       and the JSE has approved this documentation

6.O.4  Transact any other business                               Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 AS BALTIKA, TALLINN                                                                         Agenda Number:  701977057
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0229B104
    Meeting Type:  OGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  EE3100003609
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 annual report and profit distribution    Mgmt          For                            For

2.     Elect the Auditor and approve the remuneration            Mgmt          For                            For
       of the Auditor

3.     Elect the Members of the Supervisory Board and            Mgmt          For                            For
       approve their remuneration

4.     Amend the Articles of Association                         Mgmt          For                            For

5.     Approve to increase the share capital of AS               Mgmt          For                            For
       Baltika by issuing up to 4 million new shares
       with nominal value of 10 Kroons per share

6.     Approve to issue the convertible bonds                    Mgmt          For                            For

7.     Approve the presentation of the Baltika Groups            Mgmt          For                            For
       Outlook for 2009




--------------------------------------------------------------------------------------------------------------------------
 AS EESTI TELEKOM                                                                            Agenda Number:  701925298
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1898V108
    Meeting Type:  AGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  EE3100007220
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 annual report                            Mgmt          For                            For

2.     Approve the allocation of profit to distribute            Mgmt          For                            For
       among shareholders and pay to shareholders
       as dividends EEK 1,448,523 thousand, i.e. EEK
       10,5 per share, to leave the residual retained
       earnings totaling EEK 965,320 thousand undistributed

3.     Elect the Supervisory Board Members                       Mgmt          For                            For

4.     Appoint PricewaterhouseCoopers as the Auditor             Mgmt          For                            For
       of as EESTI Telekom in FY 2009 and approve
       the remuneration principles of the Auditor




--------------------------------------------------------------------------------------------------------------------------
 AS EESTI TELEKOM                                                                            Agenda Number:  701951279
--------------------------------------------------------------------------------------------------------------------------
        Security:  04338U108
    Meeting Type:  AGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  US04338U1088
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 annual report                            Mgmt          For                            For

2.     Approve the allocation of the profit as follows:          Mgmt          For                            For
       to distribute among the shareholders and pay
       to the shareholders as dividends EEK 1,448,523
       thousand i.e. EEK 10.50 per share, based on
       a total of 137,954,528 shares entitled to dividends;
       to leave the residual retained earnings totaling
       EEK 965,320 thousand undistributed

3.     Approve to recall and the elect the Supervisory           Mgmt          For                            For
       Board Members

4.     Elect and approve the remuneration of the Auditor         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 AS JARVEVANA, TALLINN                                                                       Agenda Number:  701949995
--------------------------------------------------------------------------------------------------------------------------
        Security:  X53159111
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  EE3100003559
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 annual report                            Mgmt          For                            For

2.     Approve the distribution of profits                       Mgmt          For                            For

3.     Approve PricewaterhouseCoopers as the Auditor             Mgmt          For                            For
       for the FY 2009




--------------------------------------------------------------------------------------------------------------------------
 ASELSAN A.S.                                                                                Agenda Number:  701829713
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1501H100
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  TRAASELS91H2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and Elect the Presidential Board                  Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the meeting

3.     Receive the Board of Directors and Auditors               Mgmt          No Action
       reports

4.     Receive the Auditing report of the Independent            Mgmt          No Action
       Auditing Company

5.     Approve the balance sheet and income statement            Mgmt          No Action

6.     Approve the decision on absolving the Members             Mgmt          No Action
       of the Board of Directors and the Auditors
       for the Companys activities in 2008

7.     Approve the profit distribution for the YE 2008           Mgmt          No Action

8.     Amend the Company Article 4 regarding Company             Mgmt          No Action
       headquarters and branches and Company Article
       6 regarding the registered capital of the Company

9.     Approve the decision on the election of the               Mgmt          No Action
       Independent Auditing firm elected by the Board
       of Directors according to the rules of Capital
       Markets Board

10.    Elect the Board Members                                   Mgmt          No Action

11.    Approve the presentation of information to the            Mgmt          No Action
       general assembly about the donations and contributions
       during 2008

12.    Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Chairman, Board Members and Auditors

13.    Wishes and hopes                                          Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ASHOK LEYLAND LTD, TAMIL NADU                                                               Agenda Number:  701665006
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0266N143
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2008
          Ticker:
            ISIN:  INE208A01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit and loss account             Mgmt          For                            For
       for the YE 31 MAR 2008, the balance sheet as
       at that date and the reports of Directors and
       the Auditors attached thereto

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. D. J. Balaji Rao as a Director,            Mgmt          For                            For
       who retires by rotation under Article 106 of
       the Articles of Association of the Company

4.     Re-appoint Mr. P. N. Ghatalia as a Director,              Mgmt          For                            For
       who retires by rotation under Article 106 of
       the Articles of Association of the Company

5.     Re-appoint Mr. D. G. Hinduja as a Director,               Mgmt          For                            For
       who retires by rotation under Article 106 of
       the Articles of Association of the Company

S.6    Re-appoint Messrs. M.S. Krishnaswami & Rajan,             Mgmt          For                            For
       Chartered Accountants, and Messrs. Deloitte
       Haskins & Sells, Chartered Accountant, as the
       Auditors of the Company to hold office from
       the conclusion of this AGM, till the conclusion
       of the next AGM, on a remuneration of INR 1.5
       million each, in addition to reimbursement
       of out-of-pocket expenses

7.     Appoint Mr. Vinod K. Dasari as a Director of              Mgmt          For                            For
       the Company

8.     Appoint, subject to the provisions of Sections            Mgmt          For                            For
       198, 269, 309, 310 and 311, Schedule XIII,
       and other applicable provisions, if any, of
       the Companies Act 1956, and subject to such
       other approvals if and as may be required,
       including from the Central Government, Mr.
       Vinod K. Dasari as a Whole-Time Director, with
       effect from 08 MAY 2008 for a period of 3 years
       on the specified terms and conditions; and
       approve that, in the event of loss or inadequacy
       of profits in any of the financial years during
       the tenure of Mr. Vinod K. Dasari as whole-time
       Director of the Company, he shall be entitled
       to receive and be paid the substantive remuneration
       as specified, including special allowance but
       excluding commission, as minimum remuneration,
       subject of the approval of the Central Government,
       if and as may be required

9.     Re-appoint, subject to the provisions of Sections         Mgmt          For                            For
       198, 269, 309, 310 and 311, Schedule XIII,
       and other applicable provisions, if any, of
       the Companies Act 1956, and subject to such
       other approvals if and as may be required,
       including from the Central Government, Mr.
       R. Seshasayee as the Managing Director, with
       effect from 01 APR 2008 for a period of 3 years
       up to 31 MAR 2011 on the specified terms and
       conditions; and approve that, in the event
       of loss or inadequacy of profits in any of
       the financial years during the tenure of Mr.
       R. Seshasayee as a Managing Director of the
       Company, he shall be entitled to receive and
       be paid the substantive remuneration as specified,
       including special allowance but excluding commission,
       as minimum remuneration, subject of the Central
       Government, if and as may be required

10.    Authorize the Board, in terms of Section 293(1)(a)        Mgmt          For                            For
       and other applicable provisions, if any, of
       the Companies Act, 1956, to mortgage and/or
       charge, by the Board of Directors of the Company,
       all the immovable and/or movable properties
       of the Company, wheresoever situate, present
       and future and the whole of the undertaking
       of the Company, together with power to take
       over the management of the business and concern
       of the Company, to be exercised only on the
       occurrence of certain events, to, or in favor
       of all: (a) Banks / Financial Institutions
       / Mutual Funds as lenders/ Trustees for fresh
       non-convertible debentures/ term loans up to
       INR 9,500 million and to secure the interest
       at the respective agreed rates, compound/ additional
       interest, commitment charges, premium on prepayment
       or on redemption, costs, charges, expenses
       and all other moneys payable by the Company
       to Banks /Financial Institutions / Mutual Funds
       as lenders / Trustees in terms of their Loan
       Agreements / Trust Deed entered into/to be
       entered into by the Company in respect of the
       said Non-Convertible Debentures / loans; (b)
       State Bank of India and its Consortium of Banks
       for the working capital borrowings of INR 11,000
       million together with interest at the respective
       agreed rates, compound/additional interest
       costs, charges, expenses and all other moneys
       payable to State Bank of India and its Consortium
       of banks from time to time; and to finalize
       with Banks/Financial Institutions/Mutual Funds
       as lenders/Trustees for the fresh non-convertible
       debenture issues/term loans up to INR 9,500
       million and State Bank of India [as leader
       of the Consortium], the documents for creating
       the aforesaid mortgage and/or charge and to
       do all such acts, deeds and things as may be
       necessary for giving effect to the above resolution
       including the actions already taken by the
       Board of Directors on this matter




--------------------------------------------------------------------------------------------------------------------------
 ASIA CEMENT CORP                                                                            Agenda Number:  701955479
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0275F107
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2009
          Ticker:
            ISIN:  TW0001102002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 548275 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 financial statements                             Non-Voting    No vote

A.3    The 2008 audited reports                                  Non-Voting    No vote

A.4    The status of convertible bonds                           Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 1.8 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 30 for 1,000
       shares held

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.5    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.6    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ASIA OPTICAL CO INC                                                                         Agenda Number:  701855883
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0368G103
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0003019006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of re-investment                               Mgmt          For                            For

A.4    The status of buyback treasury stock                      Mgmt          For                            For

A.5    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution [cash dividend:      Mgmt          For                            For
       TWD 0.9 per share, stock dividend: 10 for 1,000
       shares held]

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve the proposal of the investment quota              Mgmt          For                            For
       in People's Republic of China

B.8    Other issues and extraordinary motions                    Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ADDITIONAL INFORMATION IN RESOLUTION B.2.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 ASIAN PAINTS LTD                                                                            Agenda Number:  701996843
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y03637116
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  INE021A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the accounts for the YE 31              Mgmt          For                            For
       MAR 2009 together with the reports of the Board
       of Directors and the Auditors' thereon

2.     Declare the payment of final dividend and confirm         Mgmt          For                            For
       the interim dividend of INR 6.50 per equity
       share, declared and paid during the FYE 31
       MAR 2009

3.     Re-appoint Mr. Amar Vakil as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. R. A. Shah as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Re-appoint Dr. S. Sivaram as a Director, who              Mgmt          For                            For
       retires by rotation

6.     Appoint M/s. Shah & Co., Chartered Accountants            Mgmt          For                            For
       and M/s. BSR & Associates, Chartered Accountants,
       as the Joint Statutory Auditors of the Company,
       to hold Office from the conclusion of this
       AGM until the conclusion of the next AGM of
       the Company on such remuneration as shall be
       fixed by the Board of Directors

7.     Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Section 198, 269, 309, 317 and Schedule
       XIII and such other applicable provisions,
       if any, of the Companies Act, 1956 [hereinafter
       referred to as the Act] including any statutory
       modifications or any amendment or any substitution
       or re-enactment thereof for the time being
       in force, approval of the Company be accorded
       to the re-appointment of Mr. Ashwin Choksi
       as the Executive Chairman of the Company, from
       18 DEC 2008 to 31 MAR 2009, including remuneration,
       perquisites, benefits and amenities payable
       to Mr. Ashwin Choksi as per the terms and conditions
       of the said re-appointment in accordance with,
       if any the prescribed provision of the Act
       and/or any schedules thereto; and authorize
       the Board of Directors of the Company to settle
       any questions, difficulty or doubts, that may
       arise in giving effect to this resolution,
       do all such acts, deeds, matters and things
       and sign execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution
       and for matters concerned therewith or incidental
       thereto

8.     Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Section 198, 269, 309, 317 and Schedule
       XIII and such other applicable provisions,
       if any, of the Companies Act, 1956 [hereinafter
       referred to as the Act] including any statutory
       modifications or any amendment or any substitution
       or re-enactment thereof for the time being
       in force, approval of the Company be accorded
       to the re-appointment of Mr. Ashwin Dani as
       the Vice Chairman and Managing Director of
       the Company, from 18 DEC 2008 to 31 MAR 2009,
       including remuneration, perquisites, benefits
       and amenities payable to Mr. Ashwin Dani as
       per the terms and conditions of the said re-appointment
       in accordance with, if any the prescribed provision
       of the Act and/or any schedules thereto; and
       authorize the Board of Directors of the Company
       to settle any questions, difficulty or doubts,
       that may arise in giving effect to this resolution,
       do all such acts, deeds, matters and things
       and sign execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution
       and for matters concerned therewith or incidental
       thereto

9.     Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Section 198, 269, 309, 317 and Schedule
       XIII and such other applicable provisions,
       if any, of the Companies Act, 1956 [hereinafter
       referred to as the Act] including any statutory
       modifications or any amendment or any substitution
       or re-enactment thereof for the time being
       in force, approval of the Company be accorded
       to the re-appointment of Mr. Abhay Vakil as
       the Managing Director of the Company, from
       18 DEC 2008 to 31 MAR 2009, including remuneration,
       perquisites, benefits and amenities payable
       as per the terms and conditions of the contained
       in the agreement entered into by him with the
       Company, authorize the Board of Directors of
       the Company to alter and/or vary the terms
       and conditions of the said re-appoinment in
       accordance with, if any the prescribed provision
       of the Act and/or any schedules thereto; and
       to settle any questions, difficulty or doubts,
       that may arise in giving effect to this resolution,
       do all such acts, deeds, matters and things
       and sign execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution
       and for matters concerned therewith or incidental
       thereto

10.    Appoint Mr. P. M. Murty as a Director of the              Mgmt          For                            For
       Company, as an additional Director by the Board
       of Directors of the Company on 05 MAR 2009,
       pursuant to Section 260 of the Companies Act,
       1956 and Article 118 of the Articles of Association
       of the Company, in respect of whom the Company
       has received notice under Section 257 of the
       Companies Act 1956

11.    Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Section 198, 269, 309, 317 and Schedule
       XIII and such other applicable provisions,
       if any, of the Companies Act, 1956 [hereinafter
       referred to as the Act] including any statutory
       modifications or any amendment or any substitution
       or re-enactment thereof for the time being
       in force, approval of the Company be accorded
       to the appoint Mr. P.M. Murty as the whole
       time Director for the period 05 MAR 2009 to
       31 MAR 2009; and appoint Mr. P.M. Murty as
       the Managing Director and Chief Executive Officer
       of the Company, for the period commencing from
       01 APR 2009 to 31 MAR 2012, to the remuneration,
       perquisites, benefits and amenities payable
       as per the terms and conditions of the agreement
       entered into by Mr. P.M. Murty with the Company
       for the aforesaid appointment(s) and as set
       out in this notice; with authority to the Board
       of Directors of the Company to alter and/or
       vary the terms and conditions of the said appointment
       in accordance with, if any, the prescribed
       provisions of the  Act and/or any schedules
       thereto; in the event of loss or inadequacy
       of profits in any FY during the aforesaid period,
       the Company will pay Mr. P. M. Murty remuneration,
       perquisites, benefits and amenities not exceeding
       the ceiling laid down in Section II of Part
       II Schedule XIII of the Companies Act, 1956
       as may be decided by the Board of Directors,
       subject to necessary sanctions and approvals;
       and authorize the Board of Directors of the
       Company enhance enlarge, alter or vary the
       scope and quantum of remuneration, perquisites,
       benefits and amenities payable to Mr. P.M.
       Murty in the light of further progress of the
       Company which revision should be made in conformity
       with any amendments to the relevant provisions
       of the Act and/or rule and regulation made
       thereunder and/or such guidelines as may be
       announced by the Central Government from time
       of time; and the Board of Directors of the
       Company , to settle any questions, difficulty
       or doubts, that may arise in giving effect
       to this resolution, do all such acts, deeds,
       matters and things and sign execute all documents
       or writings as may be necessary, proper or
       expedient for the purpose of giving effect
       to this resolution and for matters concerned
       therewith or incidental thereto

12.    Re-appoint Mr. Ashwin Choksi as a Director of             Mgmt          For                            For
       the Company, who retires by rotation, who was
       appointed as an additional Director with effect
       from 01 APR 2009 by the Board of Directors
       of the Company at their meeting held on 05
       MAR 2009, pursuant to Section 260 of the Companies
       Act, 1956 and Article 118 of the Articles of
       Association of the Company, in respect of whom
       the Company has received notice under Section
       257 of the Companies Act, 1956

13.    Re-appoint Mr. Ashwin Dani as a Director of               Mgmt          For                            For
       the Company, who retires by rotation, who was
       appointed as an additional Director with effect
       from 01 APR 2009 by the Board of Directors
       of the Company at their meeting held on 05
       MAR 2009, pursuant to Section 260 of the Companies
       Act, 1956 and Article 118 of the Articles of
       Association of the Company, in respect of whom
       the Company has received notice under Section
       257 of the Companies Act, 1956

14.    Re-appoint Mr. Abhay Vakil as a Director of               Mgmt          For                            For
       the Company, who retires by rotation, who was
       appointed as an additional Director with effect
       from 01 APR 2009 by the Board of Directors
       of the Company at their meeting held on 05
       MAR 2009, pursuant to Section 260 of the Companies
       Act, 1956 and Article 118 of the Articles of
       Association of the Company, in respect of whom
       the Company has received notice under Section
       257 of the Companies Act, 1956

S.15   Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Section 309 and such other applicable provisions,
       if any, of the Companies Act, 1956 and rules
       and regulation thereunder, or any statutory
       modifications or any amendment or any substitution
       or re-enactment thereof and subject to the
       relevant provisions of the Articles of Association
       of the Company;  to pay remuneration for a
       period of 5 years commencing from 26 JUN 2009,
       to the Directors not in whole-time employment
       of the Company, such amounts that the Board
       may determine , as remuneration by way of commission
       on the net profits of the Company, calculated
       in accordance with the provisions of the Companies
       Act, 1956, not exceeding 1% of such net profits
       to all such  Directors together; and authorize
       the Board of Directors of the Company to settle
       any questions, difficulty or doubts, that may
       arise in giving effect to this resolution,
       do all such acts, deeds, matters and things
       and sign execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 ASIAN PROPERTY DEVELOPMENT PUBLIC CO LTD                                                    Agenda Number:  701826933
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0364R186
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  TH0308010Z15
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes made at AGM of             Mgmt          For                            For
       shareholders 2008

2.     Approve the Company's 2008 operating result               Mgmt          For                            For
       and the Company's balance sheet, profit and
       loss statements as at 31 DEC 2008

3.     Approve the dividend payment for 2008 operating           Mgmt          For                            For
       results

4.     Re-appoint the new Directors to succeed these             Mgmt          For                            For
       completing their terms

5.     Appoint the Auditor and approve the Auditor's             Mgmt          For                            For
       fees for 2009

6.     Approve the Director's fees                               Mgmt          For                            For

7.     Approve the Director's bonus                              Mgmt          For                            For

8.     Approve the cancellation of warrants offered              Mgmt          For                            For
       to employees of the Company and its subsidiaries

9.     Approve to decrease the unpaid-up Company's               Mgmt          For                            For
       registered capital and amend the Memorandum
       of Association as to reflect the decrease of
       registered capital

10.    Approve the issue of warrants offered to employees        Mgmt          For                            For
       of the Company and its subsidiaries

11.    Approve the increase of the Company's registered          Mgmt          For                            For
       capital and amend the Memorandum of Association
       as to reflect the increase of registered capital

12.    Approve the allotment of new ordinary shares              Mgmt          For                            For

13.    Approve the Company's issuance and offer of               Mgmt          For                            For
       debt instrument of not exceeding THB 4,000
       million

14.    Other issues [if any]                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ASIATIC DEVELOPMENT BHD                                                                     Agenda Number:  701968476
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y03916106
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2009
          Ticker:
            ISIN:  MYL2291OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the financial YE 31 DEC 2008 and the Directors'
       and Auditors' reports thereon

2.     Approve the declaration of a final dividend               Mgmt          For                            For
       of 5.0 sen less 25% tax per ordinary share
       of 50 sen each for the financial year ended
       31 DEC 2008 to be paid on 15 JUL 2009 to Members
       registered in the record of depositors on 30
       JUN 2009

3.     Approve the payment of Directors' fees of MYR             Mgmt          For                            For
       491,900 for the FYE 31 DEC 2008 [2007: MYR
       481,825]

4.     Re-elect Encik Mohd Din Jusoh as a Director               Mgmt          For                            For
       of the Company pursuant to Article 99 of the
       Articles of Association of the Company

5.     Re-elect Lt. Gen. [B] Dato' Abdul Ghani Bin               Mgmt          For                            For
       Abdullah as a Director of the Company pursuant
       to Article 99 of the Articles of Association
       of the Company

6.     Re-appoint Tan Sri Mohd Amin Bin Osman, retiring          Mgmt          For                            For
       in accordance with Section 129 of the Companies
       Act, 1965, to hold office until the conclusion
       of the next AGM

7.     Re-appoint Lt. Gen. [B] Dato' Haji Abdul Jamil            Mgmt          For                            For
       Bin Haji Ahmad, retiring in accordance with
       Section 129 of the Companies Act, 1965, to
       hold office until the conclusion of the next
       AGM

8.     Re-appoint PricewaterhouseCoopers as Auditors             Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

S.1    Approve to change the name of the Company from            Mgmt          For                            For
       Asiatic Development Berhad to Genting Plantation
       Berhad and that all references in the Memorandum
       and Articles of Association of the Company
       to the name Asiatic Development Berhad, wherever
       the same may appear, shall be deleted and subsituted
       with Genting Plantation Berhad [Proposed Change
       of Name] and authorize Messrs. Tan Sri Mohd
       Amin Bin Osman, the Chairman of the Company
       or Tan Sri Lim Kok Thay, the Chief Executive
       and Director of the Company, to give effect
       to the Proposed Change of Name with full power
       to assent to any condition, modification, variation
       and/or amendment [if any] as may be required
       by the relevant authorities

9.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       always to the Companies Act, 1965, the Articles
       of Association of the Company and the approval
       of any relevant governmental and/or regulatory
       authorities, where such approval is required,
       to Section 132D of the Companies Act, 1965
       to issue and allot shares in the Company, at
       any time and upon such terms and conditions
       and for such purposes as the Directors may,
       in their absolute discretion deem fit provided
       that the aggregate number of shares issued
       pursuant to this resolution does not exceed
       10% of the issued and paid-up share capital
       of the Company for the time being, and this
       authority under this resolution shall continue
       in force until the conclusion of the next AGM
       of the Company, and that: a] approval and authority
       be and are given to the Directors of the Company
       to take all such actions that may be necessary
       and/or desirable to give effect to this resolution
       and in connection therewith to enter into and
       execute on behalf of the Company any instrument,
       agreement and/or arrangement with any person,
       and in all cases with full power to assent
       to any condition, modification, variation and/or
       amendment [if any] in connection therewith;
       and b] the Directors of the Company be and
       are also empowered to obtain the approval for
       the listing of and quotation for the additional
       shares so issued on Bursa Malaysia Securities
       Berhad

10.    Authorize the Company, subject to compliance              Mgmt          For                            For
       with all applicable laws, the Company's Articles
       of Association, and the regulations and guidelines
       applied from time to time by Bursa Malaysia
       Securities Berhad [Bursa Securities] and/or
       any other relevant regulatory authority: a]
       authorize the Company to utilize up to the
       aggregate of the total retained earnings and
       share premium accounts of the Company based
       on its latest audited financial statements
       available up to the date of the transaction,
       to purchase, from time to time during the validity
       of the approval and authority under this resolution,
       such number of ordinary shares of 50 sen each
       in the Company [as may be determined by the
       Directors of the Company] on Bursa Securities
       upon such terms and conditions as the Directors
       may deem fit and expedient in the interests
       of the Company, provided that the aggregate
       number of shares to be purchased and/or held
       by the Company pursuant to this resolution
       does not exceed 10% of the total issued and
       paid-up ordinary share capital of the Company
       at the time of purchase, and provided further
       that in the event that the Company ceases to
       hold all or any part of such shares as a result
       of [among others] cancellations, resale's and/or
       distributions of any of these shares so purchased,
       the Company shall be entitled to further purchase
       and/or hold such additional numbers of shares
       as shall [in aggregate with the shares then
       still held by the Company] not exceed 10% of
       the total issued and paid-up ordinary share
       capital of the Company at the time of purchase.
       Based on the audited financial statements of
       the Company for the FYE 31 DEC 2008, the Company's
       retained earnings and share premium accounts
       were approximately MYR 2,480.4 million and
       MYR 40.0 million respectively b] approval and
       authority conferred by this resolution shall
       commence on the passing of this resolution,
       and shall remain valid and in full force and
       effect until: [Authority expires at the earlier
       of the conclusion of the next AGM of the Company
       or the expiry of the period within which the
       next AGM is required by law to be held], c]
       authorize the Directors of the Company in their
       absolute discretion, to deal with any shares
       purchased and any existing treasury shares
       [the said Shares] in the following manner:
       i] cancel the said Shares; and/or [ii] retain
       the said Shares as treasury shares; and/or
       [iii] distribute all or part of the said Shares
       as dividends to shareholders, and/or resell
       all or part of the said Shares on Bursa Securities
       in accordance with the relevant rules of Bursa
       Securities and/or cancel all or part of the
       said Shares, or in any other manner as may
       be prescribed by all applicable laws and/or
       regulations and guidelines applied from time
       to time by Bursa Securities and/or any other
       relevant authority for the time being in force
       and that the authority to deal with the said
       Shares shall continue to be valid until all
       the said Shares have been dealt with by the
       Directors of the Company; and d] authorize
       the Directors of the Company to take all such
       actions that may be necessary and/or desirable
       to give effect to this resolution and in connection
       therewith to enter into and execute on behalf
       of the Company any instrument, agreement and/or
       arrangement with any person, and in all cases
       with full power to assent to any condition,
       modification, variation and/or amendment [if
       any] as may be imposed by any relevant regulatory
       authority or Bursa Securities and/or to do
       all such acts and things as the Directors may
       deem fit and expedient in the best interest
       of the Company

11.    Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       to enter into any of the transactions falling
       within the types of recurrent related party
       transactions of a revenue or trading nature
       with the related parties as set out in Section
       2.3 under Part B of the Document to Shareholders
       dated 22 MAY 2009 provided that such transactions
       are undertaken in the ordinary course of business,
       on arm's length basis and on commercial terms
       which are not more favorable to the related
       party than those generally available to/from
       the public and are not, in the Company's opinion,
       detrimental to the minority shareholders and
       that the breakdown of the aggregate value of
       the recurrent related party transactions conducted/to
       be conducted during the FY, including the types
       of recurrent transactions made and the names
       of the related parties, will be disclosed in
       the annual report of the Company; and that
       such approval shall continue to be in force
       until: [Authority expires at earlier of the
       conclusion of the next AGM of the Company following
       this AGM at which such proposed shareholders'
       Mandate is passed, at which time it will lapse,
       unless by a resolution passed at the meeting,
       the authority is renewed or the expiration
       of the period within which the next AGM of
       the Company after that date is required to
       be held pursuant to Section 143[1] of the Companies
       Act, 1965 [but shall not extend to such extension
       as may be allowed pursuant to Section 143[2]
       of the Companies Act, 1965]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ASPEN PHARMACARE HOLDINGS PLC                                                               Agenda Number:  701762545
--------------------------------------------------------------------------------------------------------------------------
        Security:  S0754A105
    Meeting Type:  AGM
    Meeting Date:  28-Nov-2008
          Ticker:
            ISIN:  ZAE000066692
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       of the Company and of the Group for the YE
       30 JUN 2008

2.A    Re-elect Mr. Archie Aaron as a Director of the            Mgmt          For                            For
       Company, who retire by rotation in terms of
       Articles of Association of the Company

2.B    Re-elect Mr. Rafique Bagus as a Director of               Mgmt          For                            For
       the Company, who retires by rotation in terms
       of Articles of Association of the Company

2.C    Re-elect Mr. Pasco Dyani as a Director of the             Mgmt          For                            For
       Company, who retires by rotation in terms of
       Articles of Association of the Company

2.D    Re-elect Mr. Roy Andersen as a Director of the            Mgmt          For                            For
       Company, who retires by rotation in terms of
       Articles of Association of the Company

3.     Re-appoint PricewaterhouseCoopers Inc., as the            Mgmt          For                            For
       Auditors of the Company and the Group; and
       Eric MacKeown as the Audit partner for the
       ensuing year

4.     Authorize the Directors of the Company to determine       Mgmt          For                            For
       the remuneration of the Auditors

5.     Approve the remuneration of the Non-Executive             Mgmt          For                            For
       Directors for the YE 30 JUN 2009 on the basis
       specified

6.     Authorize the Directors of the Company, by way            Mgmt          For                            For
       of the general authority, to distribute to
       shareholders of the Company any share capital
       and reserves of the Company in terms of Section
       90 of the Companies Act, 61 of 1973 as amended
       [the Act], Article 30.2 of the Company's Articles
       of Association and the Listings Requirements
       of the JSE Ltd, provided that: the distribution
       will be made pro rata to all ordinary shareholders;
       any general distribution of share premium by
       the Company shall not exceed 20% of the Company's
       issued share capital and reserves, excluding
       minority interests; [Authority expires the
       earlier of the next AGM of the Company or 15
       months]; the Directors of the Company are of
       the opinion that, were the Company to enter
       into a transaction to distribute share capital
       and/or reserves up to a maximum of 20% of the
       current issued share capital and reserves,
       and they are satisfied that for a period of
       12 months after the date of the notice of this
       AGM: the Company and its subsidiaries [the
       Group] will be able to pay its debts as they
       become due in the ordinary course of business;
       the assets of the Company and the Group, fairly
       valued in accordance with International Financial
       Reporting Standards, will be in excess of the
       liabilities of the Company and the Group; the
       issued share capital of the Company and the
       Group will be adequate for the purpose of the
       business of the Company and the Group for the
       foreseeable future; and the working capital
       available to the Company and the Group will
       be adequate for the Company and the Group's
       requirements for the foreseeable future

7.     Approve to place all the ordinary shares in               Mgmt          For                            For
       the authorized but unissued share capital of
       the Company at the disposal and under the control
       of the Directors until the next AGM of the
       Company; and authorize the Directors, subject
       to the provisions of the Act, and the Listings
       Requirements of the JSE Ltd, to allot, issue
       and otherwise dispose of such shares to such
       person/s on such terms and conditions and at
       such times as the Directors may from time-to-time
       in their discretion deem fit

8.     Authorize any 1 executive Director of the Company         Mgmt          For                            For
       to sign all such documents and to do all such
       things as may be necessary for or incidental
       to the implementation of the resolutions to
       be proposed at the AGM

S.1    Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       by way of general authority, to acquire up
       to a further 20% of the Company's ordinary
       issued share capital [subject to the provisions
       that a subsidiary may not hold more than 10%
       of the Company's issued share capital], in
       terms of Sections 85(2) and 85(3) of the Companies
       Act 61 of 1973, as amended, and of the Listings
       Requirements of the JSE Ltd, subject to the
       following conditions: any such acquisition
       of ordinary shares shall be implemented through
       the order book operated by JSE Ltd's trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counter-party; acquisitions in the aggregate
       in any 1 FY may not exceed 20% of Company's
       issued share capital as at the date of passing
       this Special Resolution; an announcement is
       published as soon as the Company or any of
       its subsidiaries has acquired shares constituting,
       on a cumulative basis, 3% of the number of
       the ordinary shares in issue at the time the
       authority is granted and for each subsequent
       3% purchase thereafter, containing full details
       of such acquisition; in determining the price
       at which Aspen shares are acquired by the Company
       or its subsidiaries, the maximum premium at
       which such share may be purchased will be 10%
       of the weighted average of the market value
       of the shares for the 5 business days immediately
       preceding the date of the relevant transaction;
       the Company has been given authority by its
       Articles of Association; at any point in time,
       the Company may only appoint 1 agent to effect
       any repurchase on the Company's behalf; the
       Company's sponsor must confirm the adequacy
       of the Company's working capital for purposes
       of undertaking the repurchase of shares in
       writing to the JSE Ltd before entering the
       market to proceed with the repurchase; the
       Company remaining in compliance with the minimum
       shareholder spread requirements of the JSE
       Ltd Listings Requirements; and the Company
       and/or its subsidiaries not repurchasing any
       shares during a prohibited period as defined
       by the JSE Ltd Listings Requirements unless
       a repurchase programme is in place, where dates
       and quantities of shares to be traded during
       the prohibited period, are fixed and full details
       of the programme have been disclosed in an
       announcement over the Stock Exchange news service
       prior to the commencement of the prohibited
       period; [Authority expires the earlier of the
       next AGM of the Company or 15 months]

S.2    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       by way of a specific authority, to approve
       the purchase in terms of Section 85 of the
       Companies Act of 1973, as amended, by Aspen
       of 38,931,499 treasury shares from Pharmacare
       Ltd, a wholly owned subsidiary of Aspen, at
       a price of ZAR 30,81per share, being the closing
       share price for Aspen on JSE Ltd on 27 OCT
       2008, the Board of Directors of the Company
       is of the opinion that, after considering the
       effect of this specific repurchase the: Company
       and the Group will be able, in the ordinary
       course of business, to pay its debts for a
       period of 12 months after the date of approval
       of this special resolution; assets of the Company
       and the Group will be in excess of the liabilities
       of the Company and the Group for a period of
       12 months after the date of the approval of
       the special resolution, for this purpose the
       assets and liabilities were recognized and
       measured in accordance with the accounting
       policies used in the audited annual financial
       statements of the Group; share capital of the
       Company and the Group will be adequate for
       ordinary business purposes for a period of
       12 months after the date of the approval of
       this special resolution; working capital of
       the Company and the Group will be adequate
       for ordinary business purposes for a period
       of 12 months after the approval of this special
       resolution; and the Company and/or its subsidiaries
       will not repurchase any shares during the prohibited
       period as defined by JSE Ltd Listings Requirements,
       unless a repurchase programme is in place,
       where dates and quantities of shares to be
       traded during the prohibited period are fixed
       and full details of the programme have been
       disclosed in an announcement over the Stock
       Exchange News Service prior to the commencement
       of the prohibited period

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ASSECO POLAND S A                                                                           Agenda Number:  701783424
--------------------------------------------------------------------------------------------------------------------------
        Security:  X02540130
    Meeting Type:  EGM
    Meeting Date:  14-Jan-2009
          Ticker:
            ISIN:  PLSOFTB00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the merger with Systemy Informacyjne              Mgmt          No Action
       Kapital S A, seated in Warsaw

6.     Approve the changes in the Supervisory Board              Mgmt          No Action

7.     Approve the change of Paragraphs 5, 8, 10 Point           Mgmt          No Action
       2, Paragraph 14 Point 15 1 Paragraph 19 Point
       2 of the Company's Statute

8.     Approve the changes in the general meeting regulations    Mgmt          No Action

9.     Closing of the meeting                                    Mgmt          No Action

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No Action
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ASSECO POLAND S A                                                                           Agenda Number:  701917215
--------------------------------------------------------------------------------------------------------------------------
        Security:  X02540130
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  PLSOFTB00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and elect the Chairman             Mgmt          No Action

2.     Approve, to state if the meeting has been convened        Mgmt          No Action
       in conformity of resolutions and assuming its
       capability to pass valid resolutions

3.     Approve the agenda                                        Mgmt          No Action

4.     Approve to review the Management Boards report            Mgmt          No Action
       on Asseco Poland S.A. activity in 2008

5.     Approve to review the Asseco Poland S.A. financial        Mgmt          No Action
       statement for 2008

6.     Approve to review the Auditors opinion and report         Mgmt          No Action
       on review of Asseco Poland S.A. financial statement
       for 2008

7.     Approve to review the Asseco Poland S.A. Supervisory      Mgmt          No Action
       Boards report on assessment of the Management
       Boards report on Company's activity in 2008
       and on assessment of the Company's financial
       statement for 2008

8.     Approve the Asseco Poland S.A. Management Boards          Mgmt          No Action
       report on Company's activity in 2008 and on
       assessment of the Company's financial statement
       for 2008

9.     Approve the Asseco Poland S.A. capital Groups             Mgmt          No Action
       financial statement for 2008

10.    Approve the report on Asseco Poland S.A. capital          Mgmt          No Action
       Groups activity in 2008

11.    Approve to review the Auditors opinion and report         Mgmt          No Action
       on review of Asseco Poland S.A. capital Groups
       financial statement for 2008

12.    Approve to review the Asseco Poland S.A. capital          Mgmt          No Action
       Groups Supervisory Boards report on assessment
       of the Management Boards report on Company's
       activity in 2008

13.    Approve the Asseco Poland S.A. capital Groups             Mgmt          No Action
       financial statement for 2008 and Asseco Poland
       S.A. capital Groups activity

14.    Grant discharge to the Management Board of Asseco         Mgmt          No Action
       Poland S.A. for 2008

15.    Grant discharge to the Supervisory Board of               Mgmt          No Action
       Asseco Poland S.A. for 2008

16.    Approve the allocation of profits Asseco Poland           Mgmt          No Action
       S.A. for 2008 and dividend payment

17.    Approve to review of the Management Boards report         Mgmt          No Action
       on Prokom Software S.A. activity in period
       from 01 JAN 2008 to 01 APR 2008

18.    Approve to review of Prokom Software S.A. financial       Mgmt          No Action
       statement period from 01 JAN 2008 to 01 APR
       2008

19.    Approve to review the Prokom Software S.A. Supervisory    Mgmt          No Action
       Boards report on assessment of the Management
       Boards report on Company's activity in period
       from 01 JAN 2008 to 01 APR 2008 and on assessment
       of the Company's financial statement for period
       from 01 JAN 2008 to 01 APR 2008

20.    Approve the Asseco Poland S.A. Management Boards          Mgmt          No Action
       report on Prokom Software S.A. activity in
       period from 01 JAN 2008 to 01 APR 2008 and
       of Prokom Software S.A. financial statement
       for period from 01 JAN 2008 to 01 APR 2008

21.    Grant discharge to the Prokom Software S.A.               Mgmt          No Action
       Management Board for period from 01 JAN 2008
       to 01 APR 2008

22.    Grant discharge to the Prokom Software S.A.               Mgmt          No Action
       Supervisory Board for period from 01 JAN 2008
       to 01 APR 2008

23.    Approve to review the Management Boards report            Mgmt          No Action
       on ABG S.A. KRS0000049592 activity in period
       from 01 JAN 2008 to 01 OCT 2008

24.    Approve to review the ABG S.A. KRS0000049592              Mgmt          No Action
       financial statement for period from 01 JAN
       2008 to 01 OCT 2008

25.    Approve to review the Supervisory Boards report           Mgmt          No Action
       on assessment of the Management Boards report
       on ABG S.A. KRS0000049592 activity in period
       from 01 JAN 2008 to 01 OCT 2008 and on assessment
       of the ABG S.A. KRS0000049592 financial statement
       for period from 01 JAN 2008 to 01 OCT 2008

26.    Approve the Asseco Poland S.A. Management Boards          Mgmt          No Action
       report on ABG S.A. KRS0000049592 activity in
       period from 01 JAN 2008 to 01 OCT 2008 and
       the ABG S.A. KRS0000049592 financial statement
       for period from 01 JAN 2008 to 01 OCT 2008

27.    Grant discharge to the ABG S.A. KRS0000049592             Mgmt          No Action
       Management Board for period from 01 JAN 2008
       to 01 OCT 2008

28.    Grant discharge to the ABG S.A. KRS0000049592             Mgmt          No Action
       Supervisory Board for period from 01 JAN 2008
       to 01 OCT 2008

29.    Approve to review the Management Boards report            Mgmt          No Action
       on Systemy Informacyjne Kapital SA Company's
       activity in 2008

30.    Approve to review the Systemy Informacyjne Kapital        Mgmt          No Action
       SA financial statement for 2008

31.    Approve to review the Auditors' opinion and               Mgmt          No Action
       report on review of Systemy Informacyjne Kapital
       SA financial statement for 2008

32.    Approve to review the Supervisory Boards report           Mgmt          No Action
       on assessment of the Management Boards report
       on Systemy Informacyjne Kapital SA activity
       in 2008 and on assessment of Systemy Informacyjne
       Kapital SA S financial statement for 2008

33.    Approve the Asseco Poland S.A. Management Boards          Mgmt          No Action
       report on Systemy Informacyjne Kapital SA activity
       in 2008 and on approval of Systemy Informacyjne
       Kapital Sa financial statement for 2008

34.    Grant discharge to the Systemy Informacyjne               Mgmt          No Action
       Kapital SA Management Board for 2008

35.    Grant discharge to the Systemy Informacyjne               Mgmt          No Action
       Kapital SA Supervisory Board for 2008

36.    Approve the sale of property                              Mgmt          No Action

37.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ASSECO POLAND S.A., WARSZAWA                                                                Agenda Number:  701662579
--------------------------------------------------------------------------------------------------------------------------
        Security:  X02540130
    Meeting Type:  EGM
    Meeting Date:  14-Aug-2008
          Ticker:
            ISIN:  PLSOFTB00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the merger of the Company with ABG seated         Mgmt          No Action
       in Warsaw and the changes in the Article of
       Association

6.     Authorize the Management Board to apply for               Mgmt          No Action
       entering the shares of new issuance into the
       market

7.     Approve the transfer of the organized part of             Mgmt          No Action
       Company on the entity belong to the Capital
       Group

8.     Approve the changes in the Articles of Association        Mgmt          No Action

9.     Approve the changes in the Articles of Association        Mgmt          No Action

10.    Approve to buy the real estate                            Mgmt          No Action

11.    Authorize the Supervisory Board to establish              Mgmt          No Action
       the uniform text of Article of Association

12.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ASTRAL FOODS LTD                                                                            Agenda Number:  701787282
--------------------------------------------------------------------------------------------------------------------------
        Security:  S0752H102
    Meeting Type:  AGM
    Meeting Date:  12-Feb-2009
          Ticker:
            ISIN:  ZAE000029757
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial statements for               Mgmt          For                            For
       the Company and the Group for the YE 30 SEP
       2008, together with the Directors' and the
       Auditors' reports

2.a    Re-elect Ms. T.C.C. Mampane as a Director, who            Mgmt          For                            For
       retire by rotation, in terms of Article 14
       of the Company's Articles of Association

2.b    Re-elect Dr. T. Eloff as a Director, who retire           Mgmt          For                            For
       by rotation, in terms of Article 14 of the
       Company's Articles of Association

2.c    Re-elect Mr. N.C. Wentzel as a Director, who              Mgmt          For                            For
       retire by rotation, in terms of Article 14
       of the Company's Articles of Association

3.     Approve, in terms of Article 13.5 of the Company's        Mgmt          For                            For
       Articles of Association, with effect from 01
       OCT 2008, the remuneration of the Directors
       who hold office from time to time [other than
       those in the employ of the Company] as specified

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company [with is buys as the individual
       designated Auditor] for the 2009 FY

5.S.1  Amend the Company's Articles of Association               Mgmt          For                            For
       by deleting the existing Article 14.2 in its
       entirety and replacing it with the specified
       new Article 14.2 as specified

6.S.2  Authorize the Company, as a general approval              Mgmt          For                            For
       in the terms of Section 85(2) of the Act, to
       acquire, from time to time, such number of
       its securities at such price or prices and
       on such other terms and conditions as the Directors
       may from time to time determine, but subject
       to the following requirements from time to
       time of the JSE: the repurchase of securities
       shall be effected through the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement between
       the Company and the counter party; the repurchase
       of securities is authorized by the Company's
       Articles of Association; repurchases may not
       be made at a price more than 10% above weighted
       average of the market value for the securities
       for the 5 business days immediately preceding
       the date on which the transaction is effected;
       at any point in time, the Company may only
       appoint 1 agent to effect any repurchase(s)
       on the Company's behalf; the Company may only
       undertake a repurchase of the securities if,
       after such repurchase, it still complies with
       the Listing Requirements of the JSE concerning
       shareholder spread requirements; and the Company
       or its subsidiaries may not repurchase the
       Company's shares during a prohibited period,
       as specified in the Listings Requirements of
       the JSE; [Authority expires the earlier of
       the conclusion of the next AGM of the Company
       or 15 months]




--------------------------------------------------------------------------------------------------------------------------
 ASTRO ALL ASIA NETWORKS PLC                                                                 Agenda Number:  701651261
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0594A110
    Meeting Type:  EGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  GB0066981209
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       pursuant to paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with Usaha Tegas
       Sdn Bhd and/or its affiliates including but
       not Limited to UTSB Management Sdn Bhd, UT
       Hospitality Services Sdn Bhd, UT Projects Sdn
       Bhd and Bonuskad Loyalty Sdn Bhd as specified,
       provided that such transactions are necessary
       for day-to-day operations of the Company and/or
       its subsidiaries and are carried out in the
       ordinary course of business on normal commercial
       terms and on terms which are not more favorable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company following the
       general meeting at which this resolution shall
       be passed, at which time it will lapse, authority
       conferred by this resolution is renewed or
       the expiration of the period within which such
       AGM is required to be held pursuant to Section
       336(1) of the United Kingdom Companies Act,
       2006]; and authorize the Directors of the Company
       to complete and do all such acts and things
       [including executing all such documents as
       may be required] as they may consider expedient
       or necessary to give effect to this resolution

2.     Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       pursuant to paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with Maxis Communications
       Berhad and/or its affiliates including but
       not limited to Maxis Broadband Sdn Bhd, Maxis
       Mobile Services Sdn Bhd [formerly known as
       Malaysian Mobile Services Sdn Bhd and Maxis
       Mobile Sdn Bhd as specified, provided that
       such transactions are necessary for day-to-day
       operations of the Company and/or its subsidiaries
       and are carried out in the ordinary course
       of business on normal commercial terms and
       on terms which are not more favorable to the
       parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company following the
       general meeting at which this resolution shall
       be passed, at which time it will lapse, authority
       conferred by this resolution is renewed or
       the expiration of the period within which such
       AGM is required to be held pursuant to Section
       336(1) of the United Kingdom Companies Act,
       2006]; and authorize the Directors of the Company
       to complete and do all such acts and things
       [including executing all such documents as
       may be required] as they may consider expedient
       or necessary to give effect to this resolution

3.     Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       pursuant to paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with Tanjong
       Public Limited Company and/or its affiliates
       including but not limited to Pan Malaysian
       Pools Sdn Bhd and TGV Cinemas Sdn Bhd as specified,
       provided that such transactions are necessary
       for day-to-day operations of the Company and/or
       its subsidiaries and are carried out in the
       ordinary course of business on normal commercial
       terms and on terms which are not more favorable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company following the
       general meeting at which this resolution shall
       be passed, at which time it will lapse, authority
       conferred by this resolution is renewed or
       the expiration of the period within which such
       AGM is required to be held pursuant to Section
       336(1) of the United Kingdom Companies Act,
       2006]; and authorize the Directors of the Company
       to complete and do all such acts and things
       [including executing all such documents as
       may be required] as they may consider expedient
       or necessary to give effect to this resolution

4.     Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       pursuant to paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with MEASAT
       Satellite Systems Sdn Bhd as specified, provided
       that such transactions are necessary for day-to-day
       operations of the Company and/or its subsidiaries
       and are carried out in the ordinary course
       of business on normal commercial terms and
       on terms which are not more favorable to the
       party with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company following the
       general meeting at which this resolution shall
       be passed, at which time it will lapse, authority
       conferred by this resolution is renewed or
       the expiration of the period within which such
       AGM is required to be held pursuant to Section
       336(1) of the United Kingdom Companies Act,
       2006]; and authorize the Directors of the Company
       to complete and do all such acts and things
       [including executing all such documents as
       may be required] as they may consider expedient
       or necessary to give effect to this resolution

5.     Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       pursuant to paragraph 10.09 of the Listing
       requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with Goal TV
       Asia Limited as specified, provided that such
       transactions are necessary for day-to-day operations
       of the Company and/or its subsidiaries and
       are carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the party with which
       such recurrent transactions are to be entered
       into than those generally available to the
       public and which are not detrimental to the
       minority shareholders of the Company; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company following the general
       meeting at which this resolution shall be passed,
       at which time it will lapse, authority conferred
       by this resolution is renewed or the expiration
       of the period within which such AGM is required
       to be held pursuant to Section 336(1) of the
       United Kingdom Companies Act, 2006]; and authorize
       the Directors of the Company to complete and
       do all such acts and things [including executing
       all such documents as may be required] as they
       may consider expedient or necessary to give
       effect to this resolution

6.     Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       pursuant to paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into a recurrent related party transaction
       of a revenue or trading nature with Plus Interactive
       Asia Limited as specified, provided that such
       transaction is necessary for day-to-day operations
       of the Company and/or its subsidiaries and
       is carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the party with which
       such recurrent transaction is to be entered
       into than those generally available to the
       public and which is not detrimental to the
       minority shareholders of the Company; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company following the general
       meeting at which this resolution shall be passed,
       at which time it will lapse, authority conferred
       by this resolution is renewed or the expiration
       of the period within which such AGM is required
       to be held pursuant to Section 336(1) of the
       United Kingdom Companies Act, 2006]; and authorize
       the Directors of the Company to complete and
       do all such acts and things [including executing
       all such documents as may be required as they
       may consider expedient or necessary to give
       effect to this resolution

7.     Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       pursuant to paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with Yes Television
       [Hong Kong] Limited as specified, provided
       that such transactions are necessary for day-to-day
       operations of the Company and/or its subsidiaries
       and are carried out in the ordinary course
       of business on normal commercial terms and
       on terms which are not more favorable to the
       party with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company following the
       general meeting at which this resolution shall
       be passed, at which time it will lapse, authority
       conferred by this resolution is renewed or
       the expiration of the period within which such
       AGM is required to be held pursuant to Section
       336(1) of the United Kingdom Companies Act,
       2006]; and authorize the Directors of the Company
       to complete and do all such acts and things
       [including executing all such documents as
       may be required] as they may consider expedient
       or necessary to give effect to this resolution

S.1    Approve and adopt the proposed amendment to               Mgmt          For                            For
       the Articles of Association of the Company
       as specified and authorize the Directors and
       Secretary of the Company: i) to carry out all
       necessary formalities in effecting the amendments
       as specified; and ii) to assent to any condition,
       modification, variation and/or amendments as
       may be required by Bursa Malaysia Securities
       Berhad and/or any other relevant regulatory
       authority




--------------------------------------------------------------------------------------------------------------------------
 ASTRO ALL ASIA NETWORKS PLC                                                                 Agenda Number:  701651615
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0594A110
    Meeting Type:  AGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  GB0066981209
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual report and the             Mgmt          For                            For
       audited financial statements of the Company
       and of the group for the FYE 31 JAN 2008 and
       the reports of the Directors and the Auditors
       thereon

2.     Declare a final tax-exempt dividend of 2 sen              Mgmt          For                            For
       per ordinary share of 10 pence each for the
       FYE 31 JAN 2008

3.     Re-appoint Mr. Augustus Ralph Marshall, a Director        Mgmt          For                            For
       who retires by rotation in accordance with
       Articles 83 and 84 of the Company's Articles
       of Association

4.     Re-appoint Mr. Dato Mohamed Khadar Bin Merican,           Mgmt          For                            For
       a Director who retires by rotation in accordance
       with Articles 83 and 84 of the Company's Articles
       of Association

5.     Re-appoint Pricewaterhousecoopers LLP as the              Mgmt          For                            For
       Auditors of the Company to hold office from
       the conclusion of this meeting until the conclusion
       of the next AGM and authorize the Directors
       to fix their remuneration

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ASUSTEK COMPUTER INC                                                                        Agenda Number:  701989355
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y04327105
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002357001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    To report the business of 2008.                           Non-Voting    No vote

1.2    Supervisors' review report of 2008.                       Non-Voting    No vote

1.3    To report the implementation of common shares             Non-Voting    No vote
       buyback.

2.1    To acknowledge 2008 operation and financial               Mgmt          For                            For
       reports.

2.2    To acknowledge appropriation of 2008 earnings.            Mgmt          For                            For

2.3    To discuss the capitalization of 2008 dividends           Mgmt          For                            For
       and employee profit sharing.

2.4    To discuss amendment to the "Loans and Endorsement        Mgmt          For                            For
       and Guarantee Operational Procedures".

3      Other Business and Special Motion                         Mgmt          Against                        Against

4      Meeting Adjourned.                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ATHI RIVER MINING LTD                                                                       Agenda Number:  701975142
--------------------------------------------------------------------------------------------------------------------------
        Security:  V0382N103
    Meeting Type:  AGM
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  KE0000000034
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Acknowledge the notice convening the meeting              Mgmt          For                            For

2.     Approve the minutes of the previous AGM held              Mgmt          For                            For
       on 09 JUN 2008

3.     Receive and adopt the balance sheet and accounts          Mgmt          For                            For
       for the YE 31 DEC 2008 together with the reports
       thereon of the Directors and the Auditors

4.     Approve the Directors remuneration as provided            Mgmt          For                            For
       in the accounts for the YE 31 DEC 2008

5.     Approve the payment of a first and final dividend         Mgmt          For                            For
       of K shares 1.25 per share in respect of the
       YE 31 DEC 2008

6.i    Re-elect Bamburi Cement Limited as a Director,            Mgmt          For                            For
       who retires by rotation under the provisions
       of Article 95 of the Articles of Association

6.ii   Re-elect Dr. Michael Gondwe as a Director, who            Mgmt          For                            For
       retires by rotation under the provisions of
       Article 95 of the Articles of Association

6.iii  Re-elect Mr. H.J. Paunrana as a Director, to              Mgmt          For                            For
       serve as Director of the Company until he next
       comes up for retirement by rotation under the
       Company's Articles of Association

7.     Acknowledge that the Deloitte & Touche continue           Mgmt          For                            For
       in office as the Auditors in accordance with
       the provisions of Section 159[2] of the Companies
       Act and authorize the Directors to fix their
       remuneration for the ensuing FY




--------------------------------------------------------------------------------------------------------------------------
 ATLANTSKA PLOVIDBA D.D.., DUBROVNIK                                                         Agenda Number:  701632463
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0259D103
    Meeting Type:  AGM
    Meeting Date:  18-Jul-2008
          Ticker:
            ISIN:  HRATPLRA0008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the opening of the AGM and identification         Mgmt          For                            For
       of shareholders and their attorneys

2.     Elect 2 vote counters                                     Mgmt          For                            For

3.     Approve the Management Board report on Company's          Mgmt          For                            For
       operations and position in 2007

4.     Approve the Supervisory Board report on conducted         Mgmt          For                            For
       supervision in 2007

5.     Recieve the Auditors report for 2007                      Mgmt          For                            For

6.     Approve the decision on acceptance of annual              Mgmt          For                            For
       calculation for 2007 with financial reports

7.     Approve the decision on use of profit earned              Mgmt          For                            For
       in 2007

8.     Approve the decision on release of the Management         Mgmt          For                            For
       Board Members for 2007

9.     Approve the decision on release of the Supervisory        Mgmt          For                            For
       Board Members for 2007

10.    Approve the decision on appointment of Auditors           Mgmt          For                            For
       for the 2008

11.    Approve to decide the Management Board for acquiring      Mgmt          For                            For
       Company's own shares

12.    Approve the information from Management Board             Mgmt          For                            For
       on important events in the Company




--------------------------------------------------------------------------------------------------------------------------
 ATLAS CONSOLIDATED MINING & DEVELOPMENT CORP                                                Agenda Number:  701629492
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0434M100
    Meeting Type:  AGM
    Meeting Date:  18-Jul-2008
          Ticker:
            ISIN:  PHY0434M1000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 479397 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the certification of notice and quorum            Mgmt          For                            For

3.     Approve the minutes of the AGM of the Stockholders        Mgmt          For                            For
       held on 18 JUL 2007

4.     Approve the rendition of Management report                Mgmt          For                            For

5.     Approve the 2007 audited financial statements             Mgmt          For                            For

6.     Ratify the acts and resolutions of the Board              Mgmt          For                            For
       of Directors and the Management

7.A    Elect Mr. Alfredo C. Ramos as a Director                  Mgmt          For                            For

7.B    Elect Mr. Adrian S. Ramos as a Director                   Mgmt          For                            For

7.C    Elect Ms. Marciano A. Padilla as a Director               Mgmt          For                            For

7.D    Elect Mr. Martin C. Buckingham as a Director              Mgmt          For                            For

7.E    Elect Mr. Gerard Anton S. Ramos as a Director             Mgmt          For                            For

7.F    Elect Mr. Frank N. Lubbock as a Director                  Mgmt          For                            For

7.G    Elect Mr. Ricardo V. Quinto as a Director                 Mgmt          For                            For

7.H    Elect Mr. Felipe R. Relucio, Jr. as a Director            Mgmt          For                            For

7.I    Elect Mr. Alfredo R. Rosal, Jr. as a Director             Mgmt          For                            For

7.J    Elect Mr. Gerard H. Brimo as a Director                   Mgmt          For                            For

7.K    Elect Mr. Christopher M. Gotanco as a Director            Mgmt          For                            For

8.     Appoint the External Auditors                             Mgmt          For                            For

9.     Other matters                                             Non-Voting    No vote

10.    Adjournment                                               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN DIRECTORS NAMES. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ATLAS CONSOLIDATED MINING & DEVELOPMENT CORP                                                Agenda Number:  701707296
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0434M100
    Meeting Type:  EGM
    Meeting Date:  07-Nov-2008
          Ticker:
            ISIN:  PHY0434M1000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

1.     Call to order                                             Mgmt          For                            For

2.     Approve the certification of notice and quorum            Mgmt          For                            For

3.     Approve the minutes of the AGM of the Stockholders        Mgmt          For                            For
       held on 18 JUL 2008

4.     Approve the issuance by Atlas of Convertible              Mgmt          For                            For
       notes representing an aggregate nominal amount
       of up to USD 50 million [the Convertible notes]

5.     Approve the filling of a registration statement           Mgmt          For                            For
       covering the common shares of stock underlying
       the convertible notes

6.     Approve the issuance of Atlas common shares               Mgmt          For                            For
       of stock as a result of the conversion of the
       convertible notes

7.     Approve the waiver of any requirement of the              Mgmt          For                            For
       Phillippine Stock Exchange, Inc. [PSE], to
       conduct a rights or public offering covering
       the shares to be issued and subscribed as a
       result of the conversion of the Convertible
       notes

8.     Approve the filling of an application with the            Mgmt          For                            For
       PSE for the listing of the common shares of
       stock underlying the Convertible Notes

9.     Other matters                                             Non-Voting    No vote

10.    Adjournment                                               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AU OPTRONICS CORP.                                                                          Agenda Number:  933094346
--------------------------------------------------------------------------------------------------------------------------
        Security:  002255107
    Meeting Type:  Annual
    Meeting Date:  19-Jun-2009
          Ticker:  AUO
            ISIN:  US0022551073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

B1     TO ACCEPT THE 2008 BUSINESS REPORT AND FINANCIAL          Mgmt          For                            For
       STATEMENTS

B2     TO APPROVE THE PROPOSAL FOR THE DISTRIBUTION              Mgmt          For                            For
       OF 2008 PROFITS

B3     TO APPROVE THE PROPOSAL FOR THE CAPITALIZATION            Mgmt          For                            For
       OF 2008 STOCK DIVIDENDS AND EMPLOYEE STOCK
       BONUSES

B4     TO APPROVE THE PROPOSAL FOR THE REVISIONS TO              Mgmt          For                            For
       ARTICLES OF INCORPORATION

B5     TO APPROVE THE PROPOSAL FOR THE REVISIONS TO              Mgmt          For                            For
       THE "HANDLING PROCEDURES FOR ACQUISITION OR
       DISPOSITION OF ASSETS," "HANDLING PROCEDURES
       FOR CONDUCTING DERIVATIVE TRANSACTIONS," "HANDLING
       PROCEDURES FOR CAPITAL LENDING," AND "HANDLING
       PROCEDURES FOR PROVIDING ENDORSEMENTS AND GUARANTEES
       FOR THIRD PARTIES"

B6     TO APPROVE THE PROPOSAL FOR THE REVISIONS TO              Mgmt          For                            For
       THE "RULES FOR THE ELECTION OF DIRECTORS"




--------------------------------------------------------------------------------------------------------------------------
 AVENG LTD                                                                                   Agenda Number:  701723480
--------------------------------------------------------------------------------------------------------------------------
        Security:  S0805F129
    Meeting Type:  AGM
    Meeting Date:  24-Oct-2008
          Ticker:
            ISIN:  ZAE000111829
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the Company's and the group's annual financial      Mgmt          For                            For
       statements for the YE 30 JUN 2008

2.1    Re-elect Mr. A.W.B. Band as a Director, who               Mgmt          For                            For
       retires by rotation in terms of the Company's
       Articles of Association

2.2    Re-elect Mr. V.Z. Mntambo as a Director, who              Mgmt          For                            For
       retires by rotation in terms of the Company's
       Articles of Association

2.3    Re-elect Mr. M.J.D. Ruck as a Director, who               Mgmt          For                            For
       retires by rotation in terms of the Company's
       Articles of Association

2.4    Re-elect Mr. W.R. Jardine as a Director, who              Mgmt          For                            For
       retires at this AGM in terms of the Company's
       Articles of Association

2.5    Re-elect Mr. J.J.A. Mashaba as a Director, who            Mgmt          For                            For
       retires at this AGM in terms of the Company's
       Articles of Association

3.     Approve the annual fees payable to the Non-Executive      Mgmt          For                            For
       Directors with effect from 01 OCT 2008

S.4    Authorize the Directors of the Company or any             Mgmt          For                            For
       of its subsidiary of the Company, from time
       to time of the issued ordinary shares of the
       Company and in terms of Section 85 and 89 of
       the Companies Act, 1973 [Act 61 of 1973], as
       amended [the Companies Act], subject to the
       Articles of Association of the Company, the
       provisions of the Companies Act and the Listing
       Requirements of the JSE Limited [JSE], where
       applicable, provided that: not exceeding in
       aggregate 20% of the Company's issued ordinary
       share capital as at the date of the grant of
       this general authority, the acquisitions of
       ordinary shares will be effected through order
       book operated by the JSE trading system and
       done without any prior understanding or arrangement
       between the Company and the counter party at
       a price of no more than 10% above the weighted
       average market price of such shares over the
       previous 5 business days immediately preceding
       the date on which the transaction is effected;
       the Company may only appoint 1 agent to effect
       any repurchases on its behalf; after any repurchase
       the Company must still comply with the Listing
       Requirements of the JSE concerning shareholder
       spread requirements; repurchases may not be
       undertaken by the Company or any of its wholly
       owned subsidiaries during a prohibited period
       as defined in the Listing Requirements of the
       JSE unless a repurchase programme is in place
       where the dates and quantities of securities
       to be traded during the relevant period are
       fixed and full details of the programme have
       been disclosed in and announcement over SENS
       prior to the commencement of the prohibited
       period; a paid press announcement will be published
       when the Company has acquired, on a cumulative
       basis, 3% of the initial number of the ordinary
       shares and for each 3% in aggregate of the
       initial number of such shares acquired thereafter;
       and upon entering the market to proceed with
       the repurchase, the Company's sponsor has confirmed
       the adequacy of the Company's and the group's
       working capital for the purposes of undertaking
       a repurchase of shares, in accordance with
       the Listing Requirements of the JSE; [Authority
       expires the earlier of the Company's next AGM
       of the Company or 15 months from the date of
       the passing of this special resolution]




--------------------------------------------------------------------------------------------------------------------------
 AVI LTD                                                                                     Agenda Number:  701722236
--------------------------------------------------------------------------------------------------------------------------
        Security:  S0808A101
    Meeting Type:  AGM
    Meeting Date:  15-Oct-2008
          Ticker:
            ISIN:  ZAE000049433
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THERE IS A CHANGE IN CORPORATION         Non-Voting    No vote
       NAME. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU

1.     Approve the annual financial statements for               Mgmt          For                            For
       the YE 20 JUN 2008 together with the reports
       of the Directors and the Auditors

2.     Re-appoint KPMG Inc. as the External Auditors             Mgmt          For                            For

3.     Re-elect Mr. AWB Band as a Director, who retire           Mgmt          For                            For
       by rotation in accordance with Company's Articles
       of Association

4.     Re-elect Mr. S L Crutchley as a Director, who             Mgmt          For                            For
       retire by rotation in accordance with Company's
       Articles of Association

5.     Re-elect Mr. JR Hersov as a Director, who retire          Mgmt          For                            For
       by rotation in accordance with Company's Articles
       of Association

6.     Re-elect Ms. NT Moholi as a Director, who retire          Mgmt          For                            For
       by rotation in accordance with Company's Articles
       of Association

7.     Re-elect Mr. A Nuhn as a Director, who retire             Mgmt          For                            For
       by rotation in accordance with Company's Articles
       of Association

S.8    Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       by way of a general approval, to acquire ordinary
       shares issued by the Company, in terms of sections
       85[2], [3] and Section 89, respectively, of
       the Companies Act No 61 of 1973, as amended,
       [ the Companies Act] and in terms of the Listings
       Requirements [Listings Requirements] of the
       JSE Limited [the JSE], namely that: any such
       acquisition of ordinary shares shall be effected
       through the order book operated by the JSE
       trading system and done without any prior understanding
       or arrangement between the Company and the
       counterparty; any such acquisition of ordinary
       shares is authorized by the Company's Articles
       of Association; this general authority shall
       be valid until the Company's next annual general
       meeting, provided that it shall not extend
       beyond 15 [fifteen] months from the date of
       passing of this special resolution; acquisitions
       of shares in aggregate in any one financial
       year may not exceed 15% of the Company's issued
       ordinary share capital as at the date of passing
       of this special resolution; in determining
       the price at which ordinary shares issued by
       the Company are acquired by it or any of its
       subsidiaries in terms of this general authority,
       the maximum premium at which such ordinary
       shares may be acquired will be 10% of the weighted
       average of the market value at which such ordinary
       shares are traded on the JSE as determined
       over the five business days immediately preceding
       the date of repurchase of such ordinary shares
       by the Company or any of its subsidiaries;
       at any point in time, the Company may only
       appoint one agent to effect any repurchase
       on the Company's behalf; the Company's sponsor
       must confirm the adequacy of the Company's
       working capital for purposes of undertaking
       the repurchase of shares in writing to the
       JSE before entering the market to proceed with
       the repurchase; the Company must remain in
       compliance with the minimum shareholder spread
       requirements of the Listings Requirements;
       the Company and/or its subsidiaries may not
       repurchase any shares during a prohibited period
       as defined by the Listings Requirements unless
       they have in place a repurchase programme where
       the dates and quantities of ordinary shares
       to be traded during the relevant period are
       fixed and full details of the programme have
       been disclosed in an announcement over SENS
       prior to the commencement of the prohibited
       period; and shares held by the AVI incentive
       share trusts will not have their votes at general
       meetings taken account of for Listings Requirements
       resolution approval purposes The directors,
       having considered the effects of the repurchase
       of the maximum number of ordinary shares in
       terms of the foregoing general authority, consider
       that for a period of 12 months after the date
       of the notice of this annual general meeting:
       the Company and the Group will be able, in
       the ordinary course of business, to pays its
       debts; the assets of the Company and the Group,
       fairly valued in accordance with generally
       accepted accounting practice, will exceed the
       liabilities of the Company and the Group; the
       Company and the Group's ordinary share capital,
       reserves and working capital will be adequate
       for ordinary business purposes the Directors
       consider that such a general authority should
       be put in place in order to repurchase the
       Company's shares should an opportunity to do
       so, which is in the best interests of the Company
       and its shareholders, present itself during
       the year Upon cumulatively repurchasing 3%
       of the initial number of ordinary shares in
       issue and for each 3% of ordinary shares repurchased
       thereafter, the Company will make an announcement
       to such effect not later than 08:30 on the
       second business day following the day on which
       the relevant threshold is reached or exceeded

9.     Approve to increase the Directors fees, with              Mgmt          For                            For
       effect from 01 JUL 2008: the fees payable to
       the current Non-Executive Directors, excluding
       the Chairman and the foreign Non-Executive
       Director, Mr. Adriaan Nuhn, be increased from
       ZAR 110,000 per year to ZAR 132,000 per year;
       the fees payable to the members of the Appointments
       and Remuneration Committee, excluding the chairman
       of this committee, be increased from R30,000
       per year to ZAR 33 000 per year; the fees payable
       to the members of the Audit Committee, excluding
       the chairman of this committee, be increased
       from ZAR 45,000 per year to ZAR 49 500 per
       year; the fees payable to the chairman of the
       Appointments and Remuneration Committee be
       increased from ZAR 60,000 per year to ZAR 66,000
       per year; the fees payable to the chairman
       of the Audit Committee be increased from ZAR
       80,000 per year to ZAR 88,000 per year; the
       fees payable to the chairman of the Board of
       Directors be increased from ZAR 350,000 per
       year to ZAR 512,000 per year; the fees payable
       to the foreign non-executive director, Adriaan
       Nuhn be set at the rand equivalent to EUR 30,000per
       year; The fees payable in terms of this resolution
       shall be paid as a combination of a fixed retainer
       and for attendance at those meetings formally
       convened The increases in Directors' fees proposed
       in terms of the resolution above are based
       on a detailed review and comparison of non-executive
       Directors' fees with market-related benchmarks,
       together with an evaluation of the time required
       by Directors to keep up to date with the affairs
       of the Company and to prepare for meetings

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 AVTOVAZ A O A                                                                               Agenda Number:  701922901
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4039R101
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  RU0009071187
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the deal with the interested party -              Mgmt          Against                        Against
       loan agreement between Avtovaz and Rostehnologii

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AVTOVAZ JSC, TOGLIATTI                                                                      Agenda Number:  701654039
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4039R101
    Meeting Type:  EGM
    Meeting Date:  05-Sep-2008
          Ticker:
            ISIN:  RU0009071187
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the new edition of the Charter of the             Mgmt          For                            For
       Company

2.     Approve the deals with an interest                        Mgmt          For                            For

3.     Approve the deals with an interest                        Mgmt          For                            For

4.     Approve the introduction of amendments and addenda        Mgmt          For                            For
       into the Charter of the Company regarding the
       other rights of preferred shares




--------------------------------------------------------------------------------------------------------------------------
 AVTOVAZ JSC, TOGLIATTI                                                                      Agenda Number:  701951407
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4039R101
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  RU0009071187
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the AGM conducting procedure                      Mgmt          No Action

2.     Approve the Company's annual report                       Mgmt          No Action

3.     Approve the Company's annual financial statements,        Mgmt          No Action
       including the profit and loss account

4.     Approve the allocation of the profit and loss             Mgmt          No Action
       account and dividend payment on results 2008
       FY

5.     Elect the Members to the Board of Directors               Mgmt          No Action

6.     Elect the Members to the Auditing Commission              Mgmt          No Action
       of the Company

7.     Approve the Company's Auditor                             Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 AXIATA GROUP BHD                                                                            Agenda Number:  701839649
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8842Y103
    Meeting Type:  EGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  MYL6888OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 539629 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to and conditional upon the approvals
       of all relevant regulatory authorities being
       obtained to: establish, implement and administer
       the proposed long term performance-based Employee
       Share Option Scheme ['Proposed Option Scheme']
       as specified, for the benefit of eligible employees
       and Executive Directors of the Company and
       its subsidiaries [other than those which are
       dormant] ['Eligible Employees'] to subscribe
       for new ordinary shares of MYR 1.00 each in
       the Company ['TMI Shares'] in accordance with
       the Bye-Laws governing the Proposed Option
       Scheme ['Bye-Laws'], as specified; allot and
       issue such number of new TMI shares, as may
       be required to be issued to eligible employees
       pursuant to the exercise of the options under
       the Proposed Option Scheme, provided that the
       aggregate number of new TMI Shares issued pursuant
       to the Proposed Option Scheme does not exceed
       7% of the total issued and paid-up share capital
       of the Company at any time during the duration
       of the Proposed Option Scheme and that the
       new TMI Shares shall, upon allotment and issuance,
       rank equally in all respects with the then
       existing issued TMI Shares save and except
       that they shall not be entitled to any dividend,
       right, allotment and/or other distribution
       in respect of which the entitlement date is
       before the date of allotment of such new TMI
       Shares and will be subject to all the provisions
       of the Companys Articles of Association relating
       to transfer, transmission and otherwise; do
       or procure to be done all acts, deeds and things
       and to take all such decisions as they may
       in their absolute discretion deem fit, necessary,
       expedient and/or appropriate in the best interests
       of the Company including making the necessary
       applications at the appropriate time or times
       to Bursa Malaysia Securities Berhad for the
       listing of and quotation for the new TMI Shares
       which may from time to time be issued and allotted
       pursuant to the Proposed Option Scheme and
       to modify and/or amend the Proposed Option
       Scheme from time to time as may be required
       and/or permitted by the regulatory authorities
       or deemed necessary by the regulatory authorities
       or the Board of Directors of the Company provided
       that such modifications and/or amendments are
       effected and permitted in accordance with the
       provisions of the Bye-Laws relating to modifications
       and/or amendments; and to execute, sign and
       deliver on behalf of the Company, all such
       agreements, arrangements, undertakings, instruments
       or other documents as may be necessary with
       full powers to assent to any arrangement, condition,
       modification, variation and/or amendment thereto
       as the Board of Directors of the Company may
       deem fit and/or as may be imposed by any relevant
       regulatory authority in connection with the
       Proposed Option Scheme

2.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to and conditional upon Ordinary Resolution
       1 being passed, to grant option(s) to Dato
       Sri Jamaludin Ibrahim, Managing Director/President
       and Group Chief Executive Officer of the Company,
       to subscribe for up to 5.5 million new TMI
       Shares under the Proposed Option Scheme, subject
       always to such terms and conditions of the
       Bye-Laws and/or any adjustment which may be
       made in accordance with the provisions of the
       Bye-Laws

3.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to and conditional upon Ordinary Resolution
       1 being passed, to grant option(s) to Dato
       Yusof Annuar Yaacob, Executive Director/Group
       Chief Financial Officer of the Company, to
       subscribe for up to 2.5 million new TMI Shares
       under the Proposed Option Scheme, subject always
       to such terms and conditions of the Bye-Laws
       and/or any adjustment which may be made in
       accordance with the provisions of the Bye-Laws

4.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to and conditional upon the Special
       Resolution in relation to the proposed increase
       in the Companys authorized share capital and
       the corresponding amendments to the Companys
       Memorandum and Articles of Association [as
       specified] ['IASC Special Resolution'] being
       passed, and approvals of all the relevant regulatory
       authorities being obtained, on such terms as
       the Board of Directors of the Company shall
       determine, to allot [whether provisionally
       or otherwise] and issue by way of a renounceable
       rights issue to the shareholders of the Company,
       whose names appear in the Record of Depositors
       of the Company as at 5.00 p.m. on an entitlement
       date to be determined and announced by the
       Board of Directors of the Company, or their
       renouncee(s) to be credited as fully paid-up
       upon full payment of the issue price, up to
       5,250 million Rights Shares, on a basis of
       entitlement and at an issue price to be determined
       at the Board of Directors discretion and announced
       later; to deal with any fractional entitlement
       that may arise from the Proposed Rights Issue
       in such manner as they shall in their absolute
       discretion deem fit and in the best interest
       of the Company; the Rights Shares shall, upon
       allotment and issuance, rank equally in all
       respects with the then existing TMI Shares
       save and except that the Rights Shares shall
       not be entitled to any dividend, right, allotment
       and/or other distribution, in respect of which
       the entitlement date is before the date of
       allotment of the Rights Shares; any Rights
       Share which are not taken up or not validly
       taken up shall be made available for excess
       applications in such manner as the Board of
       Directors of the Company shall determine in
       a fair and equitable manner; in order to implement,
       complete and give full effect to the Proposed
       Rights Issue, to do or procure to be done all
       acts, deeds and things and to execute, sign
       and deliver on behalf of the Company, all such
       documents as it may deem necessary, expedient
       and/or appropriate to implement, give full
       effect to and complete the Proposed Rights
       Issue, with full powers to assent to any condition,
       modification, variation and/or amendment thereto
       as the Board of Directors of the Company may
       deem fit in connection with the Proposed Rights
       Issue

5.     Authorize Khazanah, subject to and conditional            Mgmt          For                            For
       upon Ordinary Resolution 4 and the IASC Special
       Resolution being passed, and approvals of all
       the relevant regulatory authorities being obtained,
       to increase its shareholding in TMI under the
       Proposed Rights Issue without having to carry
       out a mandatory take-over offer under Part
       II of the Malaysian Code on take overs and
       Mergers, 1998 for the remaining voting shares
       of TMI not held by Khazanah after the Proposed
       Rights Issue; authorize the Board of Directors
       of the Company, in order to implement, complete
       and give full effect to the Proposed Exemption,
       to do or procure to be done all acts, deeds
       and things and to execute, sign and deliver
       on behalf of the Company, all such documents
       as it may deem necessary, expedient and/or
       appropriate to implement, give full effect
       to and complete the Proposed Exemption, with
       full powers to assent to any condition, modification,
       variation and/or amendment thereto as the Board
       of Directors of the Company may deem fit in
       connection with the Proposed Exemption; for
       the purpose of determining a Member who shall
       be entitled to attend the EGM, the Company
       shall request from Bursa Malaysia Depository
       Sdn. Bhd., in accordance with the provisions
       under the Article 66 of the Companys Articles
       of Association and Section 34(1) of the Securities
       Industry [Central Depositories] Act, 1991 to
       issue a general meeting record of depository
       [general meeting ROD] as at 16 MAR 2009; only
       a depositor whose name appears on the general
       meeting ROD as at 16 MAR 2009 shall be entitled
       to attend the said meeting or appoint proxies
       to attend and/or vote on his/her behalf

S.1    Approve the name of the Company be changed to             Mgmt          For                            For
       Axiata Group Berhad from TM International Berhad
       to be effective from the date of issuance of
       the Certificate of Incorporation on change
       of name by the Companies Commission of Malaysia
       pursuant to Section 23 of the Companies Act,
       1965 and that all references in the Company's
       Memorandum and the Articles of Association
       to the name of TM International Berhad, wherever
       the same may appear, shall be deleted and substituted
       with Axiata Group Berhad and authorize the
       Board of Director of the Company, in order
       to implement, complete and give full effect
       to the proposed change of name, to do or procure
       to be done all acts, deeds and things and to
       execute, sign and deliver on behalf of the
       Company, all such documents as it may deem
       necessary, expedient and/or appropriate to
       implement, give full effect to and complete
       the proposed change of name, with full powers
       to assent to any conditions, modifications
       variations and/or amendments thereto as the
       Board of Directors of the Company may deem
       fit in connection with the proposed change
       of name

S.2    Approve and adopt the proposed amendments to              Mgmt          For                            For
       the Articles of Association of the Company
       in the form and manner as specified and authorize
       the Board of Directors of the Company, in order
       to implement, complete and give full effect
       to the proposed amendment to the Articles,
       to do or procure to be done all Acts, deeds
       and things and to execute, sign and deliver
       on behalf of the Company, all such documents
       as it may deem necessary, expedient and/or
       appropriate to implement, give full effect
       to and complete the proposed amendment to the
       Articles, with full powers to assent to any
       conditions, modifications, variations and/or
       amendments thereto as the Board of Directors
       of the Company may deem fit in connection with
       the proposed amendment to the Articles

S.3    Authorize the Company, to increase the authorized         Mgmt          For                            For
       share capital of the Company from MYR 5,000
       million, comprising 5,000 million, ordinary
       shares of MYR 1.00 each [TMI Shares] to MYR
       12,000 million, comprising 12,000 million TMI
       shares by the creation of an additional 7,000
       million new TMI shares and that the Clause
       5 and the Article 3 of the Memorandum and Articles
       of Association of the Company respectively
       be amended accordingly and authorize the Board
       of Directors of the Company, in order to implement,
       complete and give full effect to the proposed
       IASC, to do or procure to be done all acts,
       deeds and things and to execute, sign and deliver
       on behalf of the Company, all such documents
       as it may deem necessary, expedient and/or
       appropriate to implement, give full effect
       to and complete proposed IASC, with full powers
       to assent to any conditions, modifications,
       variations and/or amendments thereto as the
       Board of Directors of the Company may deem
       fit in connection with the proposed IASC; approve
       for the purpose of determining a Member who
       shall be entitled to attend this EGM, the Company
       shall request from Bursa Malaysia Depository
       Sdn., Bhd., in accordance with the provisions
       under Article 66 of the Company's Articles
       of Association and Section 34[1] of the Securities
       Industry [Central Depositories] Act, 1991 to
       issue a general meeting record of depositors
       [general meeting ROD] as at 16 MAR 2009; only
       a depositor whose name appears on the general
       meeting ROD as at 16 MAR 2009 shall be entitled
       to attend the said meeting or appoint proxies
       to attend and/or vote on his/her behalf




--------------------------------------------------------------------------------------------------------------------------
 AXIATA GROUP BHD                                                                            Agenda Number:  701927886
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8842Y103
    Meeting Type:  AGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  MYL6888OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008 together with the report
       of the Directors and the Auditors thereon

2.     Re-elect Mr. Tan Sri Dato' Azman Hj. Mokhtar,             Mgmt          For                            For
       who retires by rotation pursuant to Article
       93 of the Company's Articles of Association

3.     Re-elect Mr. Tan sri Ghazzali Sheik Abdul Khalid          Mgmt          For                            For
       as a Director, who retires by rotation pursuant
       to Article 93 of the Company's Articles of
       Association

4.     Re-elect Mr. Datuk Azzat Kamaludin as a Director,         Mgmt          For                            For
       who retires by rotation pursuant to Article
       93 of the Company's Articles of Association

5.     Re-elect Mr. Juan Villalonga Navarro as a Director,       Mgmt          For                            For
       who retires by rotation pursuant to Article
       93 of the Company's Articles of Association

6.     Re-elect Ms. Gita Irawan Wirjawan as a Director,          Mgmt          For                            For
       who retires by rotation pursuant to Article
       93 of the Company's Articles of Association

7.     Re-elect Mr. Ismael Fariz Ali as a Director,              Mgmt          For                            For
       who retires by rotation pursuant to Article
       93 of the Company's Articles of Association

8.     Re-elect Mr. David Lau Nai Pek as a Director,             Mgmt          For                            For
       who retires by rotation pursuant to Article
       93 of the Company's Articles of Association

9.     Approve the payment of Directors fees of MYR              Mgmt          For                            For
       1376,697.00 for the FYE 31 DEC 2008

10.    Reappoint PricewaterhouseCoopers as the Auditors          Mgmt          For                            For
       of the Company for the FYE during 31 DEC 2009
       and o authorize the Directors to fix their
       remuneration

11.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies act, 1965, to issue shares
       in the capital of the Company at any time [Authority
       expires until the conclusion of the next AGM
       of the Company]; terms and conditions and for
       such purposes as he Directors may, in their
       absolute discretion, deem fit provided that
       the aggregated no o shares to be issued, does
       not exceed 10% of the issued shard capital
       of the Company for the time being, where such
       approval is necessary

12.    Approve in accordance with paragraph 10.09 of             Mgmt          For                            For
       the listing requirements of Bursa Malaysia
       securities Berhard,  given for Axiata Group
       Berhard and/or its subsidiaries to enter into
       recurrent related party transactions of a revenue
       or trading nature to shareholders dispatched
       together with the company's 2008 annual report,
       which are necessary for the day-to-day operations
       in the ordinary course of business of the Company
       and/or its subsidiaries on terms not more favorable
       to the related parties than those generally
       available to the public and are not detrimental
       to the minority shareholders of the Company
       [Authority expires until the conclusion of
       the next AGM of the Company to be held] under
       section 143(1)of the Company's Act, 1965 [but
       shall not extend to such extension as may be
       allowed under Section 143(2) of the Companies
       Act 1965 : authorize the Directors of the Company
       to complete and do all such acts and things
       [including with limitation to execute such
       documents as may be required] to give effect
       to the aforesaid Shareholders' Mandate any
       transaction contemplated under this resolution

       Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 AXIS BANK LTD                                                                               Agenda Number:  701938827
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0487S103
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  INE238A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the balance sheet at 31 MAR 2009, profit            Mgmt          For                            For
       and loss account for the YE 31 MAR 2009 and
       the reports of Directors and Auditors thereon

2.     Re-appoint Shri M. V. Subbiah as a Director               Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Shri Ramesh Ramanathan as a Director           Mgmt          For                            For
       who retires by rotation

4.     Declare a dividend on the equity shares of the            Mgmt          For                            For
       bank

S.5    Appoint, pursuant to the provision of Section             Mgmt          For                            For
       224A and other applicable provision, if any,
       of the Companies Article 1956 and Banking Regulation
       Article 1949, M/s. S. R. Batillboi & Co., Chartered
       Accountants, Mumbai as the Statutory Auditors
       of the Bank to hold office from the conclusion
       of the 15th AGM until the conclusion of the
       16th AGM on such remuneration as may be approved
       by the Audit Committee of the Board

6.     Approve to alter, in accordance with the provision        Mgmt          For                            For
       of Section 16 and other applicable provisions
       of the Companies Article 1956, the existing
       Memorandum of Association of the Company as
       specified

S.7    Approve to alter, in partial modification to              Mgmt          For                            For
       the approval given by the shareholders through
       postal ballot notice dated 09 JUN 2009 the
       Articles of Association of the Bank in respect
       of separating of the post of Chairman and Chief
       Executive Officer into the posts [i] Non-Executive
       Chairman and [ii] Managing Director, the effective
       date of alteration of the alteration of the
       specified Articles of Association be 01 JUN
       2009 instead of 01 AUG 2009 Articles 2[A][viii],
       2[A][xii], 89[1] 118 and 119, 118[1], 17[4],
       118[2] 118[3], 118[4], 118[6], 118[7], 118[8],
       119, 120, 114[1], 171, 172 and 173 as specified




--------------------------------------------------------------------------------------------------------------------------
 AXIS BK LTD                                                                                 Agenda Number:  701805814
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0487S103
    Meeting Type:  OTH
    Meeting Date:  24-Feb-2009
          Ticker:
            ISIN:  INE238A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.  Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU"

S.1    Amend, pursuant to Section 31 and other applicable        Mgmt          For                            For
       provisions of the Companies, Act 1956, the
       existing Articles of Association of the Company:
       by substituting Article 2 (A) (VIII) by the
       new Article 2 (A) (VIII) as specified; by inserting
       Article 2 (A) (XII) as specified; by substituting
       Article 89 (1) by the new Article 89 (1) as
       specified; Articles 118 and 119 as specified;
       Article 118 as specified; by substituting 118
       (1) by the new Article 118 (1) as specified;
       Article 119 as specified; by replacing the
       word 'Chairman' with 'Managing Director' in
       Articles 17 (4), 118 (2), 118 (3), 118 (4),
       118 (6), 118 (7), 118 (8), 119, 120, 144 (1),
       171 as specified; by replacing the word 'Chairman'
       with 'Managing Director' in Article 172 and
       173 as specified; the above alteration of the
       Articles of Association be effective from 01st
       AUG 2009, after the expiry of the term of office
       of Shri. P.J. Nayak, the President Chairman
       and Chief Executive Officer of the Company




--------------------------------------------------------------------------------------------------------------------------
 AYALA CORP                                                                                  Agenda Number:  701851722
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0486V115
    Meeting Type:  AGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  PHY0486V1154
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 525440 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE FOR OR AGAINST ONLY FOR RESOLUTION 6.
       THANK YOU.

       Determination of quorum                                   Non-Voting    No vote

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

1.A    Elect Mr. Jaime Augusto Zobel de Ayala as a               Mgmt          For                            For
       Director

1.B    Elect Mr. Fernando Zobel de Ayala as a Director           Mgmt          For                            For

1.C    Elect Mr. Toshifumi Inami as a Director                   Mgmt          For                            For

1.D    Elect Mr. Delfin L. Lazaro as a Director                  Mgmt          For                            For

1.E    Elect Ms. Mercedita S. Nolledo as a Director              Mgmt          For                            For

1.F    Elect Mr. Meneleo J. Carlos Jr. as an Independent         Mgmt          For                            For
       Director

1.G    Elect Mr. Xavier P. Loinaz as an Independent              Mgmt          For                            For
       Director

2.     Approve the minutes of previous meeting                   Mgmt          For                            For

3.     Receive the annual report                                 Mgmt          For                            For

4.     Ratify the all acts and resolutions of the Board          Mgmt          For                            For
       Of Directors and Management adopted during
       the preceding year in the ordinary course of
       business

5.     Elect Sycip Gorres Velayo & Co as an Independent          Mgmt          For                            For
       Auditors and authorize the Board to fix their
       remuneration

6.     Other business                                            Mgmt          Against                        Against

       Adjournment                                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 AYALA LAND INC, MAKATI CITY                                                                 Agenda Number:  701832417
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0488F100
    Meeting Type:  AGM
    Meeting Date:  01-Apr-2009
          Ticker:
            ISIN:  PHY0488F1004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 535111 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the proof of notice and determination             Mgmt          For                            For
       of the quorum

2.     Approve the minutes of previous meetings                  Mgmt          For                            For

3.     Approve the annual report                                 Mgmt          For                            For

4.     Ratify the all Acts and resolutions of the Board          Mgmt          For                            For
       of Directors and of the Executive Committee
       adopted in the ordinary course of business
       during the preceding year

5.1    Elect Mr. Fernando Zobel De Ayala as a Director           Mgmt          For                            For

5.2    Elect Mr. Jaime Augusto Zobel De Ayala as a               Mgmt          For                            For
       Director

5.3    Elect Mr. Delfin L. Lazaro as a Director                  Mgmt          For                            For

5.4    Elect Mr. Aurelio R. Montinola III as a Director          Mgmt          For                            For

5.5    Elect Mr. Mercedita S. Nolledo as a Director              Mgmt          For                            For

5.6    Elect Mr. Corazon S. De La Paz-Bernardo as an             Mgmt          For                            For
       Independent Director

5.7    Elect Mr. Francis G. Estrada as an Independent            Mgmt          For                            For
       Director

5.8    Elect Mr. Oscar S. Reyes as an Independent Director       Mgmt          For                            For

6.     Elect the Auditors and approve to fix their               Mgmt          For                            For
       remuneration

7.     Other business                                            Non-Voting    No vote

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 AYGAZ ANONIM SIRKETI                                                                        Agenda Number:  701821781
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1548S101
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  TRAAYGAZ91E0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and forming the Presidency Council                Mgmt          No Action

2.     Receive the reports of Board of Directors, Auditors,      Mgmt          No Action
       Independent Auditor and financial statements

3.     Approve the release of the Board Members and              Mgmt          No Action
       the Auditors

4.     Approve the Board of Directors proposal regarding         Mgmt          No Action
       the dividend and distribution date

5.     Approve the informing on dividend distribution            Mgmt          No Action
       policy

6.     Approve the replacement or reelection of the              Mgmt          No Action
       Board Members whose term of office has expired
       and determining the service period and the
       number

7.     Approve the replacement or reelection of the              Mgmt          No Action
       Auditors whose term of office has expired and
       determining the number

8.     Approve the determining the wages of the Board            Mgmt          No Action
       Members and the Auditors

9.     Approve the Independent Audit Firm                        Mgmt          No Action

10.    Approve the deciding on the amendments of the             Mgmt          No Action
       items 6, 10 and 12 of the Articles of Association

11.    Approve the informing on the donations                    Mgmt          No Action

12.    Approve the permitting to Board Members according         Mgmt          No Action
       to the Items 334 and 335 of the Turkish Commercial
       Code

13.    Authorize the Presidency Board to sign the minutes        Mgmt          No Action
       of the meeting

14.    Wishes and regards                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 B2W-COMPANHIA GLOBAL DO VAREJO                                                              Agenda Number:  701897843
--------------------------------------------------------------------------------------------------------------------------
        Security:  P19055113
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2009
          Ticker:
            ISIN:  BRBTOWACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

       PLEASE NOTE THAT VOTES ''IN FAVOR'' AND ''AGAINST"        Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

A.     Approve the Director's accounts, to examine,              Mgmt          For                            For
       discuss and the Company's consolidated financial
       statements for the FYE 31 DEC 2008

B.     Approve the capital budget for the year 2009              Mgmt          For                            For

C.     Approve the allocation of net profit for the              Mgmt          For                            For
       FY that ended on 31 DEC 2008 and ratify the
       distribution of dividends from the earned profits
       account in the financial statements approved
       for Board of Directors in a meeting held on
       12 MAR 2009

D.     Approve to set the global remuneration of the             Mgmt          For                            For
       Board of Directors for the FYE 2009

E.     Elect the Members of the Board of Directors               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 B2W-COMPANHIA GLOBAL DO VAREJO                                                              Agenda Number:  701875809
--------------------------------------------------------------------------------------------------------------------------
        Security:  P19055113
    Meeting Type:  EGM
    Meeting Date:  25-Apr-2009
          Ticker:
            ISIN:  BRBTOWACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

A.     Approve the transfer of the headquarters of               Mgmt          For                            For
       the Company to the city of Rio De Janeiro,
       state of Rio De Janeiro, with the consequent
       amendment of Article 2 of the Company's Corporate
       Bylaws

B.     Amend the Company's Corporate Bylaws in its               Mgmt          For                            For
       Articles, 5th, so as to reflect the capital
       increases approved by the Board of Directors
       on 10 DEC 2007, and on 23 SEP 2008, within
       the authorized share capital limit; 10th main
       part and paragraph 2, 11 paragraph 2, 12 main
       part and paragraphs 3 and 4, 13 paragraphs
       2, 4 and 8 and 14 sole paragraph, so as to
       exclude the alternates from the composition
       of the Board of Directors of the Company; 17th,
       XIX, to adjust the authority of the Board of
       Directors in relation to the prior approval
       of contracts, all in accordance with the proposal
       that was the object of the minutes of the meeting
       of the Board of Directors of 12 MAR 2009, which
       is already available to shareholders on the
       websites of the securities commission and Bovespa,
       through the periodical information IPE in Portuguese
       system, and later consolidation of the Company's
       Corporate Bylaws




--------------------------------------------------------------------------------------------------------------------------
 BAIDU.COM INC.                                                                              Agenda Number:  932981156
--------------------------------------------------------------------------------------------------------------------------
        Security:  056752108
    Meeting Type:  Annual
    Meeting Date:  16-Dec-2008
          Ticker:  BIDU
            ISIN:  US0567521085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     RESOLUTION AS SET OUT IN PARAGRAPH 1 OF NOTICE            Mgmt          For
       OF ANNUAL GENERAL MEETING REGARDING THE COMPANY'S
       REPURCHASE OF ITS OWN SHARES.

02     THE RESOLUTION AS SET OUT IN PARAGRAPH 2 OF               Mgmt          For
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE AMENDMENT OF THE COMPANY'S ARTICLES OF
       ASSOCIATION.

03     THE RESOLUTION AS SET OUT IN PARAGRAPH 3 OF               Mgmt          For
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE CHANGE OF THE COMPANY'S NAME.

04     THE RESOLUTION AS SET OUT IN PARAGRAPH 4 OF               Mgmt          For
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE ADOPTION OF AN AMENDED AND RESTATED MEMORANDUM
       AND ARTICLES OF ASSOCIATION.

05     THE RESOLUTION AS SET OUT IN PARAGRAPH 5 OF               Mgmt          For
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE AMENDMENT OF THE COMPANY'S 2000 OPTION
       PLAN.

06     THE RESOLUTION AS SET OUT IN PARAGRAPH 6 OF               Mgmt          For
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE ADOPTION OF THE COMPANY'S 2008 SHARE INCENTIVE
       PLAN.




--------------------------------------------------------------------------------------------------------------------------
 BAJAJ AUTO LTD                                                                              Agenda Number:  701644711
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y05490100
    Meeting Type:  AGM
    Meeting Date:  10-Jul-2008
          Ticker:
            ISIN:  INE917I01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited balance sheet as at 31 MAR              Mgmt          For                            For
       2008 and the profit and loss account for the
       YE 31 MAR 2008 and the Directors and Auditors
       report thereon

2.     Declare a Dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. Rahul Bajaj as a Director, who             Mgmt          For                            For
       retires as first Director

4.     Re-appoint Mr. Rajiv Bajaj as a Director, who             Mgmt          For                            For
       retires as first Director

5.     Re-appoint Mr. Sanjiv Bajaj as a Director, who            Mgmt          For                            For
       retires as first Director

6.     Appoint the Auditors of the Company for the               Mgmt          For                            For
       period commencing from the conclusion of this
       AGM till the conclusion of the next AGM and
       to fix their remuneration

7.     Appoint Mr. Madhur Bajaj as a Director of the             Mgmt          For                            For
       Company, who is not liable to retire by rotation

8.     Appoint Mr. D.S. Mehta as a Director of the               Mgmt          For                            For
       Company, who is liable to retire by rotation

9.     Appoint Mr. Kantikumar R. Podar as a Director             Mgmt          For                            For
       of the Company, who is liable to retire by
       rotation

10.    Appoint Mr. Shekhar Bajaj as a Director of the            Mgmt          For                            For
       Company, who is liable to retire by rotation

11.    Appoint Mr. D.J. Balajj Rao as a Director of              Mgmt          For                            For
       the Company, who is liable to retire by rotation

12.    Appoint Mr. J.N. Godrej as a Director of the              Mgmt          For                            For
       Company, who is liable to retire by rotation

13.    Appoint Mr. S.H. Khan as a Director of the Company,       Mgmt          For                            For
       who is liable to retire by rotation

14.    Appoint Ms. Suman Kirloskar as a Director of              Mgmt          For                            For
       the Company, who is liable to retire by rotation

15.    Appoint Mr. Naresh Chandra as a Director of               Mgmt          For                            For
       the Company, who is liable to retire by rotation

16.    Appoint Mr. Nanoo Pamnani as a Director of the            Mgmt          For                            For
       Company, who is liable to retire by rotation

17.    Appoint Mr. Manish Kejriwal as a Director of              Mgmt          For                            For
       the Company, who is liable to retire by rotation

18.    Appoint Mr. P. Murari as a Director of the Company,       Mgmt          For                            For
       who is liable to retire by rotation

19.    Appoint Mr. Niraj Bajaj as a Director of the              Mgmt          For                            For
       Company, who is liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 BAJAJ FINSERV LTD                                                                           Agenda Number:  701644723
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0548X109
    Meeting Type:  AGM
    Meeting Date:  09-Jul-2008
          Ticker:
            ISIN:  INE918I01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and the profit and loss account
       for the YE 31 MAR 2008 and the Directors and
       Auditors report thereon

2.     Declare a Dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. Rahul Bajaj as a Director who              Mgmt          For                            For
       retires as first Director of the Company

4.     Re-appoint Mr. Rajiv Bajaj as a Director who              Mgmt          For                            For
       retires as first Director of the Company

5.     Re-appoint Mr. Sanjiv Bajaj as a Director who             Mgmt          For                            For
       retires as first Director of the Company

6.     Appoint the Auditors of the Company for the               Mgmt          For                            For
       period commencing from the conclusion of the
       next AGM of the Company and to fix their remuneration

7.     Appoint Mr. Madhur Bajaj as a Board of Director           Mgmt          For                            For
       of the Company who retires by rotation untill
       the conclusion of the next AGM of the Company
       as required by the Section 257 of the Companies
       Act, 1956

8.     Appoint Mr. Nanoo Pamnani as a Board of Director          Mgmt          For                            For
       of the Company who retires by rotation untill
       the conclusion of the next AGM of the Company
       as required by the Section 257 of the Companies
       Act, 1956

9.     Appoint Mr. D. J. Bajaj Rao as a Board of Director        Mgmt          For                            For
       of the Company who retires by rotation untill
       the conclusion of the next AGM of the Company
       as required by Section 257 of the Companies
       Act, 1956

10.    Appoint Mr. S. H. Khan as a Board of Director             Mgmt          For                            For
       of the Company who retires by rotation untill
       the conclusion of the next AGM of the Company
       as required by Section 257 of the Companies
       Act, 1956




--------------------------------------------------------------------------------------------------------------------------
 BAJAJ HINDUSTHAN LTD                                                                        Agenda Number:  701832075
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0547C130
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  INE306A01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 30 SEP 2008 and the balance
       sheet as at the date together with the reports
       of the Directors and Auditors thereon

2.     Declare a dividend on equity shares for the               Mgmt          For                            For
       YE 30 SEP 2008

3.     Re-appoint Mr. M.L. Apte as a Director, who               Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. D.S. Mehta as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Appoint M/S. Dalal and Shah, Chartered Accountants        Mgmt          For                            For
       as the Auditors of the Company to hold office
       from the conclusion of this meeting until the
       conclusion of the next AGM of the Company and
       approve to fix their remuneration

S.6.   Re-appointment of Mr. Shishir Bajaj as the Managing       Mgmt          For                            For
       Director of the Company for further period
       of 5 years with effect from 01 JUL 2008, pursuant
       to the provisions of Sections 198, 269 and
       309 and all other applicable provisions, if
       any, of the Companies Act, 1956, Schedule XIII
       thereto [including any statutory modification
       or re-enactment thereof, for the time being
       in force] and the Articles of Association of
       the Company and subject to such approval[s],
       permission[s] and/or sanction[s] as may be
       necessary, the consent and approval of the
       Company on the terms and conditions as specified;
       in case the Company has in any FY no profits
       are inadequate anytime during the period of
       3 years from 01 JUL 2008, the Managing Director
       shall be paid the aforeside remuneration as
       the minimum remuneration, with the liberty
       to the Board of Directors [which shall be deemed
       to include the Remuneration Committee] to revise,
       amend, alter and vary the terms and conditions
       relating to the remuneration payable to the
       Managing Director in such manner as may be
       permitted in accordance with the provisions
       of the Companies Act, 1956 and Section XIII
       or any modification thereto and as may be agreed
       by and between the Board and Mr. Shishir Bajaj

S.7.   Authorize the Board, pursuant to provisions               Mgmt          For                            For
       of Section 81[1A] and other applicable provisions,
       if any, of the Companies Act 1956 [including
       any amendment thereto or re-enactment thereof
       for the thereto time being in force], the Foreign
       Exchange Management Act, 1999, the issue of
       Foreign Currency Convertible Bonds and ordinary
       shares [through Depository Receipt Mechanism]
       scheme 1993, Guidelines for Qualified Institutions
       placement contained in Chapter XIIIA of the
       Securities and Exchange Board of India [Disclosure
       and Investor Protection] Guidelines 2000, the
       notifications issued by the Reserve Bank of
       India and other applicable laws, listing agreement
       entered into by the Company with the stock
       exchanges where the shares of the Company are
       listed, Articles of Association and subject
       to all necessary approvals, consents, permissions
       and/or sanctions of the Government of India,
       Reserve Bank of India, Securities and Exchange
       Board of India [SEBI], Financial Institutions
       and all other Concerned authorities [hereinafter
       singly or Collectively referred to as the Appropriate
       Authorities], and subject to such terms conditions
       and modifications as may be prescribed by any
       of the appropriate authorities while granting
       any such approval, consent. permission and/or
       sanction and agreed to by the Board of Directors
       of the Company [the "Board"] [which term shall
       be deemed, to include any Committee which the
       Board may have constituted or hereafter constitute
       for the time being exercising the powers conferred
       on the Board by this resolution] to accept,
       if it thinks fit in the interest of the Company,
       to create, issue, offer and allot securities
       in 1 or more tranchies, whether rupee denominated
       or in foreign currency, in the course of International/
       and or domestic offerings[s] in 1 or more foreign
       markets, for a value of upto INR 1500 crores
       including Global Depository Receipts [GDRs]
       and American Depository Receipts [ADRs], Foreign
       Currency Convertible Bonds [FCCBs] and/or equity
       shares through depository receipt mechanism
       and/or financial instruments [OFIs] convertible
       into equity shares [either at the option of
       the Company or holder thereof] any such instrument
       or security [including debentures or bonds
       or Foreign Currency Convertible Bonds [FCCBs]]
       being either with or without detachable warrants
       attached thereto entitling the warrant holder
       to apply for equity shares/instruments or securities
       including Global Depository Receipts and American
       Depository Receipts representing equity shares
       [hereinafter collectively referred to as the
       "Securities"]to be subscribed to in Indian
       and/or any foreign currency[ies] by resident
       or non-resident/foreign investors [whether
       institutions and/or incorporated bodies and/or
       individuals an/or trusts and/or otherwise]
       Foreign Institutional Investors [FIIS]/Mutual
       Funds/Pension Funds/Venture Capital Funds/Banks
       and such other persons or entities, whether
       or not such investors are members of the Company,
       to all or any of them, jointly or severally
       through prospectus, offer document and/or other
       letter or circular [offer Document] and/or
       on private placements basis, from time to time
       in one or more tranches as may be deemed appropriate
       by the Board and such issue allotment to be
       made on such occasion or occasions, at such
       value or values, at a discount or at a premium
       to the market price prevailing at the time
       of the issue and in such form and manner and
       on such terms and conditions or such modifications
       thereto as the Board may determine in consultation
       with the lead Manager[s] and/or Underwriters
       and/or other Advisors, with authority to retain
       over subscription up to such percentage as
       may be permitted by the appropriate authorities,
       with or without voting rights in general meetings/class
       meetings, at such price or prices, at such
       interest or additional interest, at a discount
       or at a premium on the market price or prices
       and in such form and manner and on such terms
       and conditions or such modifications thereto,
       including the number of Securities to be issued,
       face value, rate of interest, redemption period,
       manner of redemption, amount of premium on
       redemption/prepayment, number of further equity
       shares, to be allotted on conversion/ redemption/
       extinguishment of debt[s], exercise of rights
       attached to the warrants, the ratio of exchange
       of shares and/or warrants and/or any other
       financial instrument, period of conversion,
       fixing of record date or book closure and all
       other related or incidental matters as the
       Board may in its absolute discretion think
       fit and decide in consultation with the appropriate
       authority[ies],the Merchant Banker[s]and/or
       lead Manager[s] and/or Underwriters] and/or
       Advisor[s] and/or such other person[s], but
       without requiring any further approval or consent
       from the shareholders and also subject to the
       applicable guidelines for the time being in
       force; to issue and allot the Securities, through
       qualified Institutions Placement [QIP] basis
       to qualified Institutional Buyers [QIB] pursuant
       to chapter XIIIA of SEBI [Disclosure and Investor
       Protection] guidelines, 2000; authorize the
       Board to allot further shares up to 15% of
       its issue size to the Stabilization agent by
       availing the Green Shoe Option subject to the
       provision of relevant SEBI Guidelines and enter
       into and execute all such agreements and arrangements
       with any Merchant Banker or Book Runner, as
       the case may be, involved or concerned in such
       offerings of Securities and to pay all such
       fee/expenses as may be mutually agreed between
       the Company and the said Stabilization agent;
       to enter into and execute all such agreements
       and arrangements with an Lead Manager[s], Co-Lead
       Managers[s], Manager[s], Advisor[s], Underwriter[s],
       Guarantor[s], Depository[ies], Custodian[s]
       and all such agencies as may be involved or
       concerned in such offering of Securities and
       to remunerate all such agencies by way of commission,
       brokerage, fees or the like, and also to seek
       the listing of such Securities in one or more
       Indian/International Stock Exchanges; to issue
       Depository Receipt[s] or Certificate[s], representing
       the underlying securities issued by the Company
       in registered or bearer from with such features
       and attributes as are prevalent in Indian and/or
       international practices and regulations and
       under the norms and practices prevalent in
       the Indian/International markets; to allot
       and issue such number of further equity shares
       as may be required to be issued and allotted
       upon conversion of any securities or as may
       be necessary in accordance with the terms of
       the offering, all such further equity shares
       ranking pari passu with the existing equity
       shares of the Company in all respects except
       provided otherwise under the terms of issue
       and in the offer document; subject to the existing
       law and regulations, such securities to be
       issued, that are not subscribed, may be disposed
       by the Board, to such person[s] and in such
       manner and on such terms as the Board may in
       its absolute discretion think most beneficial
       to the Company, including offering or placing
       them with resident or non-resident/foreign
       investor[s] [whether institutions and/or incorporated
       bodies and/or individuals and/or trusts and/or
       otherwise] foreign institutional investors
       [FIIS]/Qualified Institutional Buyers [QIBs]/Mutual
       Funds/ Pension Funds/venture Capital Funds/Banks
       and/or Employees and Business Associates of
       the Company or such other person[s] or entity[ies]
       or otherwise, whether or not such CONTD...

       CONTD...investors are Members of the Company,             Non-Voting    No vote
       as the Board may in its absolute discretion
       decide; authorize the Board of the Company
       for the purpose of giving effect to the above
       resolution, to agree to and make and accept
       such conditions, modifications and alterations
       stipulated by any of the relevant authorities
       while according approvals, consents or permissions
       to the issue as may be considered necessary,
       proper and expedient and to do all such acts,
       deeds, matters and things as it may, in its
       absolute discretion, deem necessary or desirable
       for such purpose, including without limitation
       the entering into of underwriting, marketing,
       depository and custodian arrangements and with
       power on behalf of the Company to settle any
       questions, difficulties or doubts that may
       arise in regard to any such issue(s)/offer(s)
       or allotment(s) or otherwise and utilisation
       of the issue proceeds and/ or otherwise to
       alter or modify the terms of issue, if any,
       as it may in its absolute discretion deem fit
       and proper without being required to seek any
       further consent or approval of the Company
       to the end and intent that the Company shall
       be deemed to have given its approval thereto
       expressly by the authority of this resolution

8.     Authorize the Board of Directors in supersession          Mgmt          For                            For
       of the resolution passed at the 72nd AGM of
       the Company held on 25 MAR 2004, in accordance
       with Section 293[1][d] and all other applicable
       provisions, if any, of the Companies Act, 1956
       [including any statutory modification or re-enactment
       thereof, for the time being in force] and the
       Articles of Association of the Company, to
       borrow any sum or sums of money from time to
       time at their discretion, for the purpose of
       the business of the Company, which together
       with the monies already borrowed by the Company,
       [apart from temporary loans obtained from the
       Company's Bankers in the ordinary course of
       business] may exceed at any time, the aggregate
       of the paid-up capital of the Company and its
       free reserves [that is to say, reserves not
       set apart for any specific purpose] by a sum
       not exceeding INR 2,500 crores ; to arrange
       or fix the terms and conditions of all such
       monies to be borrowed from time to time as
       to interest, repayment, security or otherwise
       as it may think fit

9.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       in terms of Section 293[1][a] and all other
       applicable provisions, if any, of the Companies
       Act, 1956 [including any statutory modification
       or re-enactment thereof, for the time being
       in force], to mortgage and/or charge, in addition
       to the mortgages and/or charges created/to
       be created by the Company, in such form and
       manner and with such ranking as to priority
       and for such time and on such terms as the
       Board may determine, all or any of the movable
       and/or immovable, tangible and/or intangible
       properties of the Company, both present and
       future and/or the whole or any part of the
       undertaking[s] of the Company together with
       the power to take over the management of the
       business and concern of the Company in certain
       events of default, in favour of the lender[s],
       agent[s], [s] for securing the borrowings of
       the Company availed/to be availed by way of
       loan[s] [in foreign currency and/or rupee currency]
       and securities [comprising fully/partly convertible
       debentures and/or non-convertible debentures
       with or without detachable or non-detachable
       warrants and/or secured premium notes and/or
       floating rates notes/bonds or other debt instruments],
       issued/to be issued by the Company, from time
       to time, subject to the limits approved under
       Section 293[1][d] of the Companies Act, 1956,
       together with interest at the respective agreed
       rates, additional interest, compound interest
       in case of default, accumulated interest, liquidated
       damages, commitment charges, premia on pre-payment,
       remuneration of agent[s]/ [s], premium [if
       any] on redemption, all other costs, charges
       and expenses, including any increase as a result
       of devaluation/ revaluation/ fluctuation in
       the rates of exchange and all other monies
       payable by the Company in terms of loan agreement[s],
       heads of agreement[s], debenture trust deed[s]
       or any other document entered into/to be entered
       into between the Company and the lender[s]/agent[s]/
       [s], in respect of the said loans/ borrowings/
       debentures and containing such specific terms
       and conditions and covenants in respect of
       enforcement of security as may be stipulated
       in that behalf and agreed to between the Board
       of Directors or Committee thereof and the lender[s]/
       agent[s]/ [s]; authorize the Board for the
       purpose of giving effect to this resolution
       to finalize, settle and execute such documents/
       deeds/ writings/ papers/ agreements as may
       be required and to do all acts, deeds, matters
       and things, as it may in its absolute discretion
       deem necessary, proper or desirable and to
       settle any question, difficulty or doubt that
       may arise in regard to creating mortgage/charge
       as aforesaid

10     Appoint Mr. D. K. Shukla as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation pursuant
       to the provisions of Section 257 and all other
       applicable provisions, if any, of the Companies
       Act, 1956 [including any amendment thereto
       or re-enactment thereof for the time being
       in force], and who, as per provisions of Section
       260 of the Companies Act, 1956, holds office
       only up to the date of this AGM and in respect
       of whom the Company has received a Notice in
       writing from a member, pursuant to and in accordance
       with the provisions of Section 257 of the Companies
       Act, 1956, proposing the candidature of Mr.
       D. K. Shukla for the office of the Director
       of the Company, whose liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 BAJAJ HINDUSTHAN LTD                                                                        Agenda Number:  701901945
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0547C130
    Meeting Type:  EGM
    Meeting Date:  04-May-2009
          Ticker:
            ISIN:  INE306A01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall include the Remuneration Committee
       of the Board], pursuant to the provisions of
       Sections 198, 269, 309 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act, 1956 including any statutory
       modification(s)or re-enactment thereof for
       the time being in force and in accordance with
       the relevant provisions of the Articles of
       Association of the Company, to appoint Dr.
       Sanjeev Kumar as a Whole-time Director of the
       Company for a period 5 years with effect from
       12 MAR 2009 on the specified remuneration;
       approve, that, in case the Company has in any
       FY no profits or if its profits are inadequate
       anytime during the period of 3 years from 12
       MAR 2009, the Whole-time Director shall be
       paid the aforesaid remuneration as the minimum
       remuneration, with the liberty to the Board
       of Directors [which term shall be deemed to
       include the Remuneration Committee] to revise,
       amend, alter and vary the terms and conditions
       relating to the remuneration payable to the
       Whole-time Director in such manner as may be
       permitted in accordance with the provisions
       of the Companies Act, 1956-and as may be agreed
       by and between the Board and Dr. Sanjeev Kumar

S.2    Authorize the Board, pursuant to the provisions           Mgmt          For                            For
       of Section 81[1A] and all other applicable
       provisions, if any, of the Companies Act, 1956
       including any statutory modification[s] or
       re-enactment thereof for the time being in
       force and in accordance with the relevant provisions
       of the Memorandum and Articles of Association
       of the Company, the rules/ regulations/ guidelines,
       if any, prescribed by the Securities and Exchange
       Board of India and or other regulatory authority,
       the listing agreement entered into by the Company
       with Stock Exchanges where the equity shares
       of the Company are listed and subject to approval[s],
       consents[s], permission[s] and/or sanction[s],
       if any, of appropriate authorities, institutions
       or bodies as may be required, and subject to
       such conditions as may be prescribed by any
       of them while granting any such approval[s],
       consent[s], permission[s] and/or sanction[s],
       to create, offer, issue and allot warrants,
       entitling the warrant holder[s] from time to
       time to apply for equity shares of the Company
       in one or more tranches, to existing promoter/
       promoter group and/ or their on preferential
       issue basis through offer letter and/or circular
       and/or information memorandum and/or private
       placement memorandum and/or such other documents/
       writings, in such manner and on such terms
       and conditions as may be determined by the
       Board in its absolute discretion, provided
       that the aggregate number of resultant equity
       shares of the Company to be issued against
       such warrants shall not exceed 1,45,00,000
       fully paid equity shares of the face value
       of INR 1 each at a price not less than the
       higher of the following the average of the
       weekly high and low of the closing prices of
       the Company's shares quoted on the stock exchange
       [National Stock Exchange of India Limited]
       during the 6 months preceding the relevant
       date or the average of the weekly high and
       low of the closing prices of the Company's
       shares quoted on a stock exchange [National
       Stock Exchange of India Limited] during the
       2 weeks preceding the relevant date, the relevant
       date for the purpose being 04 APR 2009 which
       is 30 days prior to the date of this general
       meeting; the resultant equity shares to be
       issued and allotted upon exercise of right
       attached to the warrants in accordance with
       the term of the offer[s] shall rank pari passu
       with the then existing equity shares of the
       Company in all respects and be listed on domestic
       stock exchanges where the equity shares of
       the Company; for the purpose of giving effect
       to the above, to take all actions and do all
       such deeds, matters and things as it may, in
       its absolute discretion, deem necessary, desirable
       or expedient to the issue or allotment of aforesaid
       Securities and listing thereof with the stock
       exchange[s] and to resolve and settle all questions
       and difficulties that may arise in the proposed
       issue, offer and allotment of any of the said
       securities, utilization of the issue proceeds
       and to do all acts, deeds and things in connection
       therewith and incidental thereto as the Board
       in its absolute discretion deem fit, without
       being required to seek any further consent
       or approval of the Members of otherwise to
       the end and intent that they shall be deemed
       to have given their approval thereto expressly
       by the authorities of this resolution to delegate
       all or any of the powers herein conferred,
       to any Committee of Directors or Managing Director,
       Joint Managing Director, Whole-time Director
       or any other Directors[s] or officers[s] of
       the Company to give effect to the aforesaid
       resolution




--------------------------------------------------------------------------------------------------------------------------
 BAJAJ HLDGS & INVT LTD                                                                      Agenda Number:  701648757
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0546X143
    Meeting Type:  AGM
    Meeting Date:  10-Jul-2008
          Ticker:
            ISIN:  INE118A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and the Profit and Loss account
       for the YE 31 MAR 2008 and the Directors' and
       the Auditors' reports thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. Madhur Bajaj as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. Rajiv Bajaj as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Appoint the Auditors of the Company for the               Mgmt          For                            For
       period commencing from the conclusion of this
       AGM till the conclusion of the next AGM and
       approve to fix their remuneration

S.6    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       198, 269, 309, 310, 311 and other applicable
       provisions, if any, of The Companies Act, 1956
       [including any amendment thereto or re-enactment
       thereof for the time being in force] and Schedule
       XIII thereto [including any amendment or statutory
       modification thereto for the time being in
       force] and subject to such sanctions as may
       be necessary, to the appointment of Mr. V S
       Raghavan as the manager under the Companies
       Act 1956 and Chief Executive Officer with the
       designation of Chief Executive Officer for
       a term of 5 years commencing from the 20 FEB
       2008 to 19 FEB 2013 on the terms and conditions
       including remuneration and minimum remuneration
       in the event of absence or inadequacy of profits
       as specified and in the agreement to be entered
       into between the Company and  Mr.  V S Raghavan
       with liberty to the Board of Directors, to
       alter or vary the terms and conditions and
       remuneration including minimum remuneration
       in such manner as the Board deem fit and is
       acceptable to Mr. V S Raghavan; authorize the
       Board of Directors, that in the event of any
       statutory amendment, modification or relaxation
       by the Central Government to Schedule XIII
       to the Companies Act, 1956 to vary or increase
       the remuneration including salary, commission,
       perquisites, allowances etc. within such prescribed
       limit or ceiling and the said agreement between
       the Company and Mr. V S Raghavan be suitably
       amended to give effect to such modification,
       relaxation or variation without any further
       reference to the Members of the Company in
       general meeting; and to take such steps as
       may be necessary to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 BALRAMPUR CHINI MLS LTD                                                                     Agenda Number:  701793792
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0548Y149
    Meeting Type:  AGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  INE119A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit and loss account             Mgmt          For                            For
       of the Company for the YE 30 SEP 2008 and the
       balance sheet as at that date with the reports
       of the Directors and the Auditors thereon

2.     Declare dividend on equity shares                         Mgmt          For                            For

3.     Re-appoint Shri. Suresh Neotia as a Director,             Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri. Sudhir Jalan as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

6.     Appoint Dr. Arvind Krishna Saxena as a Director,          Mgmt          For                            For
       pursuant to Section 257 of the Companies Act
       1956

S.7    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309, 310, 311 and other applicable
       provisions, if any, of the Companies Act 1956
       read with schedule XIII of the said Act, the
       appointment of Dr. Arvind Krishna Saxena as
       a whole time Director of the Company for a
       period of 3 years with effect from 01 AUG 2008
       on the terms and conditions as specified to
       the Board of Directors to revise, implement,
       alter and vary the terms and conditions of
       his appointment in such manner as may from
       time to time be prescribed by the Central Government
       in the aforesaid Schedule XIII or any modification
       thereto or as may be agreed to by and between
       the Board and Dr. Arvind Krishna Saxena and
       authorize the Board or any Committee to do
       and perform all such acts, deeds, matters and
       things as may be considered desirable or expedient
       to give effect to this resolution

S.8    Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Sections 198, 309 and 310 of the Companies
       Act 1956 and Article 76 of the Articles of
       Association of the Company, to the payment
       to its Non-executive Directors commission up
       to 1% of the net profits of the Company in
       any FY to be computed in accordance with the
       provisions of the Companies Act 1956 or INR
       20 lacks in aggregate, whichever is lower,
       over and above the usual sitting fees for a
       further period of 5 years commencing from 01
       OCT 2007 and that the said commission be divided
       among the Directors in such proportion and
       in such manner as may be determined by the
       Board and in absence of such determination,
       equally




--------------------------------------------------------------------------------------------------------------------------
 BALRAMPUR CHINI MLS LTD                                                                     Agenda Number:  701939386
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0548Y149
    Meeting Type:  EGM
    Meeting Date:  25-May-2009
          Ticker:
            ISIN:  INE119A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board, which
       term shall be deemed to include Remuneration
       Committee of the Board of Directors of the
       Company], pursuant to the provisions of the
       Securities and Exchange Board of India [Employee
       Stock Option Scheme and Employee Stock Purchase
       Scheme] Guidelines, 1999 and the Companies
       Act, 1956 and subject to the provisions of
       the Memorandum and Articles of Association
       of the Company and all other applicable provisions
       and subject to such other approvals, permissions
       and sanctions as may be deemed necessary, to
       re-price the exercise price of the options
       granted in the years 2005, 2006, 2007, 2008
       which have not been exercised and also the
       exercise price in respect of options to be
       granted for the year 2009 under the BCML Employee
       Stock Option Scheme, 2005 [the Scheme] of the
       Company at 20% discount to the average daily
       closing market price of the Company's share,
       on the Stock Exchange it is traded most, during
       the preceding 26 weeks prior to the date of
       the Board meeting to be held to re-price the
       exercise price of the unexercised options and
       options to be granted for the year 2009, such
       re-pricing not being detrimental to the interest
       of the employees; and to take such steps that
       are incidental or consequent to such re-pricing
       of such Stock Options as aforesaid and amendment
       to the Scheme and the issue terms of the Stock
       Options including issuance of necessary documents
       to the employees, filing of documents with
       authorities and such other steps or acts as
       the Board may deem fit for the purpose




--------------------------------------------------------------------------------------------------------------------------
 BANCA TRANSILVANIA S.A., CLUJ NAPOCA                                                        Agenda Number:  701669434
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0308Q105
    Meeting Type:  OGM
    Meeting Date:  01-Sep-2008
          Ticker:
            ISIN:  ROTLVAACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       02 SEP 2008 AT 2.00 PM. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU.

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

1.     Approve the information on the finalizing of              Mgmt          For                            For
       the sale of participations held with Insurance
       Companies in compliance with the provisions
       of Law No 297/2004 and of the NSC Regulation
       No 1/2006, it is proposed as record date 17
       SEP 2008




--------------------------------------------------------------------------------------------------------------------------
 BANCA TRANSILVANIA S.A., CLUJ NAPOCA                                                        Agenda Number:  701675300
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0308Q105
    Meeting Type:  EGM
    Meeting Date:  01-Sep-2008
          Ticker:
            ISIN:  ROTLVAACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       02 SEP 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 497276 DUE TO DELETION OF A RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Amend the Article 9 of the Constitutional Act             Mgmt          For                            For
       as specified

2.     Approve to carry out specific procedures in               Mgmt          For                            For
       order to stabilize the BT shares in accordance
       with the provisions of the EC Regulation no.
       2273/2003, respectively to mandate the Council
       of Administration as follows: the Council of
       Administration may decide to purchase up to
       maximum 5% of the shares issued by the company
       [namely a maximum number of 529,848,091 shares,
       with a face value of 0,1 lei/share], at a price
       between 0.4 lei and 0.28 lei, in a period of
       maximum 18 months, respectively to resell them
       in the same period of time; the repurchase/sale
       of these shares will be in accordance with
       the provisions in the Article103 - 105 of the
       Law no. 31/1990 and only if the market price
       of the TLV shares falls below 0.4 lei/share
       [subsequent to the publication of the GSM Decision
       in the Official Gazette of Romania]




--------------------------------------------------------------------------------------------------------------------------
 BANCA TRANSILVANIA S.A., CLUJ NAPOCA                                                        Agenda Number:  701867270
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0308Q105
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ROTLVAACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the 2008 financial statements                     Mgmt          For                            For

2.     Approve the 2008 net profit distribution, total           Mgmt          For                            For
       gross dividend in amount RON 50 MIO

3.     Grant discharge the Administrators for 2008               Mgmt          For                            For

4.     Approve the 2009 income and expense budget                Mgmt          For                            For

5.     Approve the remuneration for FY 2009                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANCA TRANSILVANIA S.A., CLUJ NAPOCA                                                        Agenda Number:  701867282
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0308Q105
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ROTLVAACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

1.     Approve the modification, completion for Company          Mgmt          For                            For
       ByLaw

2.     Approve the proposed record date 20 MAY 2008              Mgmt          For                            For

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE AND RECEIPT OF SECOND CALL
       COMMENT. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BANCO BRADESCO S A                                                                          Agenda Number:  701818253
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1808G109
    Meeting Type:  OGM
    Meeting Date:  10-Mar-2009
          Ticker:
            ISIN:  BRBBDCACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THE VOTES IN FAVOR 'AND' AGAINST         Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED.THANK YOU.

1.     Receive the administrators accounts, to examine,          Mgmt          For                            For
       discuss and vote on the administrations report,
       the financial statements and the accounting
       statements accompanied by the Finance Committee
       and Independent Auditors report regarding the
       FYE 31 DEC 2008

2.     Approve to decide on the allocation of the result         Mgmt          For                            For
       of the FY

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Elect the Members of the Finance Committee                Mgmt          For                            For

5.     Approve to set the global remuneration of the             Mgmt          For                            For
       Company Directors

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE AND ADDITIONAL COMMENT. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 BANCO BRADESCO S A                                                                          Agenda Number:  701818265
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1808G109
    Meeting Type:  EGM
    Meeting Date:  10-Mar-2009
          Ticker:
            ISIN:  BRBBDCACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No Action
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

1.     Amend the Corporate Bylaws at the sole Paragraph          Mgmt          No Action
       of Article 24, in light of the change in the
       names of the codes of ethics, which are now
       called the codes of ethical conduct of the
       Bradesco Organization, both Corporate and Sectoral

2.     Approve, in compliance with that which is provided        Mgmt          No Action
       for in Article 12 of Law Number 6404 76 and
       in National Securities Commission Instructions
       Numbers 323 and 358, of 19 JAN 2000 and 03
       JAN 2002, respectively and considering, that,
       within the shareholder base, there is a large
       number of shareholders who hold an ownership
       interest of less than 50 shares, the majority
       of which are in the status of inactive, generating
       a significant volume of services and operating
       costs for the Company, the goal of adjusting
       the shareholder base, with a consequent reduction
       of operating controls-costs for the Company
       and its shareholders, bringing greater efficiency
       to the operating system for book entry shares
       and for the release of information to the shareholders,
       to perform a reverse split of the 3,069, 869,800
       nominative book entry shares, with no par value,
       representative of the share capital, in the
       proportion of 50 for 1, respecting the respective
       types, transforming them into 61,397,396 nominative
       book entry shares, with no par value and considering,
       also the need to maintain the quoted value
       of the share on the market at a level of attractive
       for trading, to give greater liquidity to the
       shares on the domestic market and to the depositary
       receipts on the international market, to split
       61,397,396 nominative book-entry shares, with
       no par value, in the portion of 1 for 50, respecting
       the respective types,  transforming them into
       3,069,869,800 nominative book entry shares,
       with no par value

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No Action
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BANCO BRADESCO SA BRAD, OSASCO                                                              Agenda Number:  701818405
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1808G117
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2009
          Ticker:
            ISIN:  BRBBDCACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEMS 3 AND 4 ONLY. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Receive the Administrators accounts, to examine,          Non-Voting    No vote
       discuss and vote on the administrations report,
       the financial statements and the accounting
       statements accompanied by the Finance Committee
       and the Independent Auditors report regarding
       the FYE on 31 DEC 2008

2.     To decide on the allocation of the result of              Non-Voting    No vote
       the FY

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Elect the Members of the Finance Committee                Mgmt          For                            For

5.     To set the global remuneration of the Company             Non-Voting    No vote
       Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BANCO BRADESCO SA BRAD, OSASCO                                                              Agenda Number:  701822810
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1808G117
    Meeting Type:  SGM
    Meeting Date:  10-Mar-2009
          Ticker:
            ISIN:  BRBBDCACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     Amend the Bylaws to Sole Paragraph of Article             Non-Voting    No vote
       24, in view of the change in the names of the
       Codes of Ethics, which are now called Bradesco
       Organization's Codes of Ethical Conduct, both
       corporate and by sector

2.     Pursuant to Article 12 of Law # 6,404/76 and              Non-Voting    No vote
       CVM Rules # 323 and # 358, of 19 JAN 2000 and
       03 JAN 2002, respectively, and considering:
       that, within the shareholding structure, there
       is a large number of shareholders with interest
       lower than 50 shares, considering that most
       of these shareholders are under the condition
       of inactive, generating a significant volume
       of services and operating costs to the Company;
       and the purpose of adjusting the shareholding
       structure, with the consequent decrease in
       operating controls/costs to the Company and
       its shareholders, providing greater efficiency
       to the operational system of book-entry shares
       and disclosure of information to shareholders,
       to submit to reverse split 3,069,869,800 non-par
       registered book-entry shares, representing
       the Capital Stock, at the ratio of 50 to 1,
       in compliance with the respective types, changing
       them into 61,397,396 non-par registered book-entry
       shares, and also considering the need to keep
       the share quotation value in the market at
       an attractive level for trading, providing
       better liquidity to shares in the domestic
       market and to DRs - Depositary Receipts in
       the international market, to submit to stock
       split 61,397,396 non-par registered book-entry
       shares, at the ratio of 1 to 50, pursuant to
       the respective types, changing them into 3,069,869,800
       non-par registered book-entry shares




--------------------------------------------------------------------------------------------------------------------------
 BANCO COMPARTAMOS SA DE CV                                                                  Agenda Number:  701679093
--------------------------------------------------------------------------------------------------------------------------
        Security:  P08915103
    Meeting Type:  OGM
    Meeting Date:  26-Aug-2008
          Ticker:
            ISIN:  MX41CO0H0005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU.

O.1    Grant authority to the maximum amount of resources        Mgmt          For                            For
       to allocate towards repurchase of the Company's
       outstanding shares

O.2    Approve the designation of delegates                      Mgmt          For                            For

E.1    Amend the Articles 2 and 8 of Banco Compartamos's         Mgmt          For                            For
       By-Laws

E.2    Approve the designation of delegates                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANCO COMPARTAMOS SA DE CV                                                                  Agenda Number:  701884985
--------------------------------------------------------------------------------------------------------------------------
        Security:  P08915103
    Meeting Type:  MIX
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  MX41CO0H0005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.I    Approve the Board of Directors report, in accordance      Mgmt          For                            For
       with Article 172 of the Mexican Corporate Law
       and the requirements of the Mexican Securities
       Market Law that apply

O.II   Approve the application of 2008 net income                Mgmt          For                            For

O.III  Receive the report of the Company's compliance            Mgmt          For                            For
       with its tax obligations, in accordance with
       Section XX of Article 86 of the Income Tax
       Law

O.IV   Approve the Employee Shares Options Program               Mgmt          For                            For

O.V    Appoint the Members of the Board of Director;             Mgmt          For                            For
       approve the remuneration and certification
       of independence level appointment of examiners

O.VI   Approve the designation of the Members of the             Mgmt          For                            For
       Company's Auditing Committee

O.VII  Approve the designation of delegates                      Mgmt          For                            For

E.I    Amend the Article 2 of the Article of the Company's       Mgmt          For                            For
       By-laws

E.II   Approve the designation of delegates                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANCO DE BOGOTA SA                                                                          Agenda Number:  701836578
--------------------------------------------------------------------------------------------------------------------------
        Security:  P09252100
    Meeting Type:  OGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  COB01AO00041
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the verification of the quorum                    Mgmt          For                            For

2.     Approve the agenda                                        Mgmt          For                            For

3.     Appoint the commissi on that will approve the             Mgmt          For                            For
       minutes of this meeting

4.     Approve the Management report from the Board              Mgmt          For                            For
       of Directors and from the Chief Executive Officer
       of the bank regarding the FYE on 31 DEC 2008

5.     Approve the Management report from the Audit              Mgmt          For                            For
       Committee

6.1    Approve the financial statements                          Mgmt          For                            For

6.2    Receive the reports from the Auditor                      Mgmt          For                            For

6.3    Approve the general purpose individual and consolidated   Mgmt          For                            For
       financial statements [together with their notes]
       and the management accounts and other exhibits

7.     Approve the plan for the distribution of profits          Mgmt          For                            For

8.1    Elect the Board of Directors                              Mgmt          For                            For

8.2    Elect the Auditor                                         Mgmt          For                            For

9.     Approve the setting of the compensation for               Mgmt          For                            For
       the Members of the Board of Directors

10.    Approve the setting of the annual compensation            Mgmt          For                            For
       for the Auditor

11.    Approve the [Sic - No item 11 in the original]            Non-Voting    No vote
       proposals and various




--------------------------------------------------------------------------------------------------------------------------
 BANCO DE CHILE                                                                              Agenda Number:  933009943
--------------------------------------------------------------------------------------------------------------------------
        Security:  059520106
    Meeting Type:  Annual
    Meeting Date:  26-Mar-2009
          Ticker:  BCH
            ISIN:  US0595201064
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     APPROVAL OF BANCO DE CHILE'S ANNUAL REPORT,               Mgmt          For                            For
       FINANCIAL STATEMENTS AND REPORT OF THE EXTERNAL
       AUDITORS FOR THE YEAR 2008.

O2     DISTRIBUTION OF DIVIDEND IN THE AMOUNT OF CH$2,357790     Mgmt          For                            For
       PER SHARE, WHICH REPRESENTS 70% OF BANK'S NET
       INCOME FOR YEAR 2008

O3     DIRECTOR'S REMUNERATION                                   Mgmt          For                            For

O4     DIRECTORS AND AUDIT COMMITTEE'S REMUNERATION              Mgmt          For                            For
       AND APPROVAL

O5     NOMINATION OF EXTERNAL AUDITORS                           Mgmt          For                            For

E1     INCREASE BANKS CAPITAL THROUGH CAPITALIZATION             Mgmt          For                            For
       OF 30% OF BANK'S NET INCOME FOR THE FISCAL
       YEAR 2008

E2     AMEND THE FIFTH ARTICLE OF THE BYLAWS, RELATED            Mgmt          For                            For
       TO THE CAPITAL AND SHARES OF THE BANK

E3     MODIFY, REPLACE AND /OR SUPPLEMENT THE TRANSITORY         Mgmt          For                            For
       ARTICLES OF THE BANK'S BYLAWS AS A CONSEQUENCE
       OF THE CAPITAL INCREASE

E4     ADOPT THE AGREEMENTS NECESSARY TO LEGALIZE AND            Mgmt          For                            For
       EXECUTE THE AGREED UPON AMENDMENTS




--------------------------------------------------------------------------------------------------------------------------
 BANCO DE CHILE, SANTIAGO                                                                    Agenda Number:  701834207
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0939W108
    Meeting Type:  EGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  CLP0939W1081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN MIX MEETING. THANK            Non-Voting    No vote
       YOU.

O.1    Approve the annual report, general balance,               Mgmt          For                            For
       financial statements, and the reports of the
       External Auditors, corresponding to the exercise
       2008

O.2    Approve the distribution of 70% of the revenues           Mgmt          For                            For
       corresponding to the exercise 2008, and the
       dividend no. 197 for CLP 2,357790 per share,
       this dividend, if approved, will be paid at
       the end of the meeting

O.3    Approve to fix the remunerations of the Board             Mgmt          For                            For
       of Directors

O.4    Approve to fix the remunerations of the Directors         Mgmt          For                            For
       Committee, and to their budget for the new
       period

O.5    Approve the designation of the External Auditors          Mgmt          For                            For

O.6    Approve to review the report of the Directors             Mgmt          For                            For
       and the Audit Committee

O.7    Approve to inform about the operational activities        Mgmt          For                            For
       as per Article 44 of the law of Corporations

O.8    To discuss all other inherent matters during              Non-Voting    No vote
       this ordinary shareholders meeting, in accordance
       with the law, and the by laws of the bank

E.1    Approve to increase the capital of the bank               Mgmt          For                            For
       by capitalizing 30% of the revenues corresponding
       to the exercise 2008 by issuing new free of
       payment shares, without nominal value, for
       a fixed price of CLP 31.26 per share, and distributed
       among the shareholders at a ratio of 0.032325
       new free of payment shares per share, and to
       adopt all necessary agreements related to the
       exercise of options referred to in Article
       31 of the Law no. 19.396

E.2    Approve to modify the Article 5 of the by laws            Mgmt          For                            For
       related to the capital, and the shares of the
       bank

E.3    Approve to modify, replace, supress, and/or               Mgmt          For                            For
       incorporate the Transitory Articles of the
       by laws related to this increase of capital,
       according to the decisions agreed during the
       meeting

E.4    Adopt all other necessary agreements in order             Mgmt          For                            For
       to legalize and to make effective the reforms
       to the by laws as agreed during this session




--------------------------------------------------------------------------------------------------------------------------
 BANCO DE CREDITO E INVERSIONES SA CREDITO                                                   Agenda Number:  701833229
--------------------------------------------------------------------------------------------------------------------------
        Security:  P32133111
    Meeting Type:  MIX
    Meeting Date:  17-Mar-2009
          Ticker:
            ISIN:  CLP321331116
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual memory, general balance,               Mgmt          For                            For
       financial statements, and the External Auditors
       report, as of 31 DEC 2008

2.     Approve the distribution of the amount of CLP             Mgmt          For                            For
       46,464,345,700 corresponding to part of the
       revenues of the exercise 2008, through the
       payment of a dividend of CLP 470 per share,
       and to assign the difference of CLP 105,592,288,368
       to share reserve found

3.     Approve to fix the remunerations of the Board             Mgmt          For                            For
       of Directors

4.     Approve to designate the External Auditors and            Mgmt          For                            For
       the risk classifiers agents

5.     Approve to inform about all the matters reviewed          Mgmt          For                            For
       during this period by the Directors Committee,
       and referred to the Articles 44 and 89 of the
       law of corporations

6.     All other inherent matters                                Non-Voting    No vote

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BANCO DE CREDITO E INVERSIONES SA CREDITO                                                   Agenda Number:  701834144
--------------------------------------------------------------------------------------------------------------------------
        Security:  P32133111
    Meeting Type:  EGM
    Meeting Date:  17-Mar-2009
          Ticker:
            ISIN:  CLP321331116
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the social capital of the             Mgmt          For                            For
       society in the amount of CLP 242,639,651,761
       by means of capitalizing, without issuing new
       shares, the amount of CLP 134,798,940,243 corresponding
       to a 100 % of the reserved funds for future
       capitalizations, accumulated until 31 DEC 2008,
       and the amount of CLP 2,248,423,150 corresponding
       to another property wealth funds capable of
       being capitalized, and, capitalizing, without
       issuing new shares, the amount of CLP 76,021,180,503
       as it would be agreed during the ordinary shareholders
       meeting that will take place, on the same date,
       before this extraordinary session to be assigned
       as reserves for future capitalizations, and,
       capitalizing, by the issuance of new shares,
       free of payment, the amount of CLP 29,571,107,865
       by debiting this amount from the reserve for
       future capitalizations

2.     Approve to modify the by laws of the society              Mgmt          For                            For
       in to order to comply with all the agreements
       that will be adopted during the session

3.     Adopt all other necessary agreements to legalize,         Mgmt          For                            For
       and make effective the modifications to the
       by laws agreed during the session




--------------------------------------------------------------------------------------------------------------------------
 BANCO DE ORO UNIBANK INC                                                                    Agenda Number:  701946379
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0560W104
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  PHY0560W1046
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 530142 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the proof of notice and to determine              Mgmt          For                            For
       the existence of quorum

3.     Approve the minutes of the previous annual meeting        Mgmt          For                            For
       of stockholders held on 27 JUL 2007

4.     Approve the President's report                            Mgmt          For                            For

5.     Approve and ratify the all actions of the Board           Mgmt          For                            For
       of Directors and Management during their term
       of office

6.1    Elect Mr. Teresita T. SY as a Director                    Mgmt          For                            For

6.2    Elect Mr. Corazon S. DE LA Paz-Bernardo as a              Mgmt          For                            For
       Director

6.3    Elect Mr. Jesus A. Jacinto, Jr. as a Director             Mgmt          For                            For

6.4    Elect Mr. Christopher A. Bell-Knight as a Director        Mgmt          For                            For

6.5    Elect Mr. Antonio C. Pacis as a Director                  Mgmt          For                            For

6.6    Elect Mr. Lee Wai Fai as a Director                       Mgmt          For                            For

6.7    Elect Mr. Henry T. SY, Jr. as a Director                  Mgmt          For                            For

6.8    Elect Mr. Josefina N. Tan as a Director                   Mgmt          For                            For

6.9    Elect Mr. Nestor V. Tan as a Director                     Mgmt          For                            For

6.10   Elect Mr. Teodoro B. Montecillo as an Indepident          Mgmt          For                            For
       Director

6.11   Elect Mr. Jimmy T. Tang as an Independent Director        Mgmt          For                            For

7.1    Approve the plan Merger of BDO Unibank with               Mgmt          For                            For
       wholly owned Subsidiaries Equitable Savings
       Bank Inc PCI capital Corporation and BDO Elite
       Savings Bank [currently known as American Express
       Bank Philippines, [A Savings Bank INC.] with
       BDO Unibank as the surving entity

7.2    Amend the Articles of Incorporation modifying             Mgmt          For                            For
       the terms of BDO Unibank's preferred shares

7.3    Amend the Code of By Laws fixing BDO Unibank's            Mgmt          For                            For
       annual stockholders meeting to any day falling
       within the 45 days after 15 APR of each year
       as determined by the Board of Directors and
       adjusting the nomination period

8.     Appoint the External Auditors                             Mgmt          For                            For

9.     Other matters                                             Non-Voting    No vote

10.    Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANCO DO BRASIL SA BB BRASIL, BRASILIA                                                      Agenda Number:  701847761
--------------------------------------------------------------------------------------------------------------------------
        Security:  P11427112
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  BRBBASACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve to increase the share capital of Banco            Mgmt          For                            For
       Do Brasil S.A as a result of the corporate
       mergers of Banco Do Estado De Santa Catarina
       S.A BESC and BESC S.A Credito Imobiliario 'BESCRI'




--------------------------------------------------------------------------------------------------------------------------
 BANCO DO BRASIL SA BB BRASIL, BRASILIA                                                      Agenda Number:  701861711
--------------------------------------------------------------------------------------------------------------------------
        Security:  P11427112
    Meeting Type:  EGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  BRBBASACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve to decide concerning the capitalization           Mgmt          For                            For
       of the balance recorded in the expansion reserves
       and the issuance of new shares

2.     Amend the Article 7 of the Corporate Bylaws               Mgmt          For                            For

3.     Amend the Corporate Bylaws                                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANCO DO BRASIL SA BB BRASIL, BRASILIA                                                      Agenda Number:  701867814
--------------------------------------------------------------------------------------------------------------------------
        Security:  P11427112
    Meeting Type:  OGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  BRBBASACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED, IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Approve the Board of Directors financial statements,      Mgmt          For                            For
       External Auditors and of the Finance Committee
       and documents opinion report relating to FYE
       31 DEC 2008

II.    Approve to deliberate on the destination of               Mgmt          For                            For
       the net income from the 2008 exercise and the
       dividends distribution

III.   Elect the Members of the Board of Auditors                Mgmt          For                            For

IV.    Approve to fix the remuneration of the Board              Mgmt          For                            For
       of Auditors

V.     Elect the Members of the Board of Directors               Mgmt          For                            For

VI.    Approve to set the overall annual account of              Mgmt          For                            For
       the remuneration of the Members of the Management
       bodies




--------------------------------------------------------------------------------------------------------------------------
 BANCO ITAU HOLDING FINANCEIRA SA                                                            Agenda Number:  701770061
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1391K111
    Meeting Type:  EGM
    Meeting Date:  28-Nov-2008
          Ticker:
            ISIN:  BRITAUACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     Altering the corporate denomination to Itau               Non-Voting    No vote
       Unibanco Banco Multiplo S.A

2.     Altering the composition of the Board of Directors        Non-Voting    No vote
       which shall now have an even number of Members,
       respecting the minimum of 10 and the maximum
       of 14 Members

3.     Improving the provisions with respect to the              Non-Voting    No vote
       basic conditions for the composition and election
       of the Audit Committee

4.     Increasing the maximum number of Members of               Non-Voting    No vote
       the Board of Executive Officers [from 15 to
       20 Members]

5.     Altering the wording of the Articles 1, 5 (5.1),          Non-Voting    No vote
       7 (7.1 and 7.1.1) and 11 (11.1) of the Corporate
       Bylaws in view of the preceding items

6.     Recomposing the Board of the Directors, for               Non-Voting    No vote
       terminating the current annual term of office;
       pursuant to CVM instructions 165/91 and 282/98,
       notice is hereby given that eligibility to
       multiple voting rights in the election of the
       Members of the Board of Directors is contingent
       on those requesting the said rights representing
       at least 5% of the voting capital




--------------------------------------------------------------------------------------------------------------------------
 BANCO MACRO S A                                                                             Agenda Number:  701858930
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1047V123
    Meeting Type:  OGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  ARBANS010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT IN ORDER TO PERMIT FOREIGN               Non-Voting    No Action
       SHAREHOLDERS TO PARTICIPATE IN SHAREHOLDERS
       MEETINGS, ARGENTINIAN COMPANIES MAY REQUEST
       FOREIGN SHAREHOLDERS TO PROVIDE PROOF OF THEIR
       REGISTRATION AT THE SUPERINTENDENCY OF CORPORATIONS
       [INSPECCION GENERAL DE JUSTICIA]. THANK YOU.

1.     Approve the designation of 2 shareholders to              Mgmt          No Action
       sign the meeting minutes

2.     Approve the consideration of the documentation            Mgmt          No Action
       required in Article 234, line 1, of law number
       19550, for the FYE on 31 DEC 2008

3.     Approve the consideration of the term in office           Mgmt          No Action
       and of the activity of the Oversight Committee

4.     Approve the distribution of a cash dividend,              Mgmt          No Action
       subject to the authorization of the Central
       Bank of the Republic of Argentina, allocation
       of the unallocated results for the 2008 FY

5.     Approve the remuneration for the  Board of Directors      Mgmt          No Action
       for the FYE on 31 DEC 2008

6.     Approve the remuneration for the members of               Mgmt          No Action
       the Oversight Committee for the FYE on 31 DEC
       2008

7.     Approve the remuneration for the accountant               Mgmt          No Action
       who gives his or her opinion for the FYE on
       31 DEC 2008

8.     Approve to change of the number of full members           Mgmt          No Action
       of the Board of Directors designation of 4
       full members of the Board of Directors, setting
       of the number and elect the alternate members
       of the Board of Directors

9.     Approve the setting of the number and elect               Mgmt          No Action
       the full and alternate members of the Oversight
       Committee for 1 FY

10.    Approve the designation of the Accountant who             Mgmt          No Action
       will give its opinion for the FYE 31 DEC 2009

11.    Approve the setting of the budget of the Audit            Mgmt          No Action
       Committee, Authorize the Board of Directors

12.    Approve the reduction of the share capital by             Mgmt          No Action
       the cancellation of ARS 60,000,000 representative
       of 60,000,000 class B shares, with a par value
       of ARS 1 each and 1 vote per share

13.    Amend the Articles 5, 14, 17 and 19 and Incorporation     Mgmt          No Action
       of Article 23A to the Corporate Bylaws

14.    Grant authority for the realization of the measures       Mgmt          No Action
       and presentations necessary to obtain the corresponding
       registrations




--------------------------------------------------------------------------------------------------------------------------
 BANCO MACRO S A                                                                             Agenda Number:  701929171
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1047V123
    Meeting Type:  EGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  ARBANS010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT IN ORDER TO PERMIT FOREIGN               Non-Voting    No Action
       SHAREHOLDERS TO PARTICIPATE IN SHAREHOLDERS
       MEETINGS, ARGENTINIAN COMPANIES MAY REQUEST
       FOREIGN SHAREHOLDERS TO PROVIDE PROOF OF THEIR
       REGISTRATION AT THE SUPERINTENDENCY OF CORPORATIONS
       ['INSPECCION GENERAL DE JUSTICIA']. THANK YOU.

1.     Approve the designation of 2 shareholders to              Mgmt          No Action
       sign the meeting minutes

2.     Approve the premerger agreement for the absorption        Mgmt          No Action
       of Nuevo Banco Bisel S.A. by Banco Macro S.A.
       dated 19 MAR 2009, and its addendum of 24 APR
       2009, and of the special, consolidated merger
       balance sheet to 31 DEC 2008, on the bases
       of the individual balance sheets of each entity
       to that date

3.     Approve the exchange ratio between the shares             Mgmt          No Action
       of both Companies

4.     Approve the share capital increase of ARS 1,147,887       Mgmt          No Action
       through the issuance of 1,147,887 common, book-entry,
       class B shares, with a par value of ARS 1,
       with 1 vote, with the right to dividends from
       01 JAN 2009, to be delivered in exchange to
       the minority shareholders of the Company being
       merged, request for the Incorporation of the
       increase into the system for the public offering
       and stock exchange listing of securities, delegation
       to the Board of Directors of the authority
       to carry out the exchange

5.     Grant authority to the Board of Directors to              Mgmt          No Action
       carry out the modifications that the Management
       bodies may suggest, to sign the definitive
       merger agreement and to carry out the necessary
       steps for the approval of the merger, before
       the competent authorities, signing all the
       public and private instruments that are necessary,
       being able to accept or appeal any objections




--------------------------------------------------------------------------------------------------------------------------
 BANCO MACRO S.A.                                                                            Agenda Number:  933039403
--------------------------------------------------------------------------------------------------------------------------
        Security:  05961W105
    Meeting Type:  Annual
    Meeting Date:  21-Apr-2009
          Ticker:  BMA
            ISIN:  US05961W1053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINT TWO SHAREHOLDERS TO SIGN THE MINUTES              Mgmt          For
       OF THE SHAREHOLDERS' MEETING.

02     EVALUATE THE DOCUMENTATION PROVIDED FOR IN SECTION        Mgmt          For
       234, SUBSECTION 1 OF LAW NO. 19550.

03     EVALUATE BOTH THE MANAGEMENT OF THE BOARD OF              Mgmt          For
       DIRECTOR AND THE SUPERVISORY COMMITTEE.

04     EVALUATE THE DISTRIBUTION OF CASH DIVIDENDS,              Mgmt          For
       SUBJECT TO THE AUTHORIZATION OF BANCO CENTRAL
       DE LA REPUBLICA ARGENTINA.

05     EVALUATE THE REMUNERATIONS OF THE MEMBERS OF              Mgmt          For
       THE BOARD OF DIRECTORS FOR THE FISCAL YEAR
       ENDED DECEMBER 31ST 2008.

06     EVALUATE THE REMUNERATIONS OF THE MEMBERS OF              Mgmt          For
       THE SUPERVISORY COMMITTEE FOR THE FISCAL YEAR
       ENDED DECEMBER 31ST 2008.

07     EVALUATE THE REMUNERATION OF THE INDEPENDENT              Mgmt          For
       AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER
       31ST 2008.

08     CHANGE THE NUMBER OF REGULAR DIRECTORS. APPOINT           Mgmt          For
       FOUR REGULAR DIRECTORS, ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATEMENT.

09     DETERMINE THE NUMBER OF MEMBERS WHO SHALL FORM            Mgmt          For
       THE SUPERVISORY COMMITTEE, ALL AS MORE FULLY
       DESCRIBED IN THE PROXY STATEMENT.

10     APPOINT THE INDEPENDENT AUDITOR FOR THE FISCAL            Mgmt          For
       YEAR THAT SHALL END DECEMBER 31ST 2009.

11     DEFINE THE AUDITING COMMITTEE'S BUDGET. DELEGATION        Mgmt          For
       TO THE BOARD OF DIRECTORS.

12     CAPITAL REDUCTION & CANCELLATION OF AR $60,000,000        Mgmt          For
       REPRESENTING 60,000,000 SHARES CLASS B OF PAR
       VALUE AR $1 EACH.

13     AMENDMENT OF SECTIONS 5, 14, 17 AND 19 AND ADDITION       Mgmt          For
       OF SECTION 23 BIS TO THE BYLAWS.

14     AUTHORIZATION TO PERFORM ALL ACTS, PROCEEDINGS            Mgmt          For
       AND FILLINGS NECESSARY TO COMPLY WITH ALL APPLICABLE
       REGISTRATIONS.




--------------------------------------------------------------------------------------------------------------------------
 BANCO MACRO S.A.                                                                            Agenda Number:  933086654
--------------------------------------------------------------------------------------------------------------------------
        Security:  05961W105
    Meeting Type:  Special
    Meeting Date:  27-May-2009
          Ticker:  BMA
            ISIN:  US05961W1053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINT OF TWO SHAREHOLDERS TO SIGN THE MINUTES           Mgmt          For
       OF THE SHAREHOLDERS' MEETING.

02     EVALUATE THE PRELIMINARY MERGER AGREEMENT PURSUANT        Mgmt          For
       TO WHICH NUEVO BANCO BISEL S.A. SHALL BE MERGED
       WITH AND INTO BANCO MACRO S.A., AND THE GENERAL
       CONSOLIDATED SPECIAL BALANCE SHEET OF MERGER
       AND BASED ON THE INDIVIDUAL BALANCE SHEETS
       PREPARED BY EACH MERGING COMPANY AS OF SAME
       DATE.

03     EVALUATE THE EXCHANGE RELATIONSHIP BETWEEN THE            Mgmt          For
       SHARES OF BOTH MERGING COMPANIES.

04     CAPITAL INCREASE TO AR$ 1,147,887 THROUGH THE             Mgmt          For
       ISSUANCE OF 1,147,887 CLASS B ORDINARY BOOK-ENTRY
       SHARES OF PAR VALUE AR$ 1 EACH, ENTITLED TO
       ONE VOTE PER SHARE & TO PAYMENT OF DIVIDENDS.

05     GRANT TO THE BOARD ALL NECESSARY POWERS AND               Mgmt          For
       AUTHORITY FOR IT TO MAKE ALL THE AMENDMENTS
       AND CHANGES EVENTUALLY SUGGESTED BY THE CONTROLLING
       ENTITIES AND/OR AUTHORITIES. GRANT ALL NECESSARY
       POWERS TO EXECUTE AND DELIVER THE FINAL AGREEMENT
       OF MERGER AND CARRY OUT ANY ACTS OR PROCEEDINGS.




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CHILE                                                                       Agenda Number:  933059354
--------------------------------------------------------------------------------------------------------------------------
        Security:  05965X109
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2009
          Ticker:  SAN
            ISIN:  US05965X1090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ANNUAL REPORT, BALANCE SHEET              Mgmt          For                            For
       AND CONSOLIDATED FINANCIAL STATEMENTS OF THE
       BANK AND ITS SUBSIDIARIES, THE INDEPENDENT
       REPORT OF THE EXTERNAL AUDITORS, AND THE NOTES
       CORRESPONDING TO THE FINANCIAL YEAR ENDING
       DECEMBER 31ST OF 2008.

02     THE PAYMENT OF A DIVIDEND OF CH$1.13185985 PER            Mgmt          For                            For
       SHARE OR 65% OF 2008 NET INCOME ATTRIBUTABLE
       TO SHAREHOLDERS AS A DIVIDEND. THE REMAINING
       35% OF 2008 NET INCOME ATTRIBUTABLE TO SHAREHOLDERS
       WILL BE RETAINED AS RESERVES.

03     DESIGNATION OF EXTERNAL AUDITORS. THE BOARD               Mgmt          For                            For
       IS PROPOSING DELOITTE AUDITORES Y CONSULTORES
       LIMITADA.

04     RATIFY THE DIRECTORS APPOINTED TO THE BOARD.              Mgmt          For                            For
       IN 2008 THE FOLLOWING BOARD MEMBERS RESIGNED:
       BENIGNO RODRIGUEZ AND MARCIAL PORTELA. THE
       BOARD DESIGNATED VITTORIO CORBO AND THE ALTERNATE
       DIRECTOR JESUS ZABALZA AS REPLACEMENTS. SHAREHOLDERS
       MUST RATIFY THESE DESIGNATIONS AND APPROVE
       THE NEW ALTERNATE DIRECTOR TO BE NAMED.

05     APPROVE THE BOARD OF DIRECTORS' 2009 REMUNERATION.        Mgmt          For                            For
       A MONTHLY STIPEND OF UF209 (APPROXIMATELY US$7,500)
       PLUS UF26 (US$930) PER MONTH FOR EACH COMMITTEE
       A BOARD MEMBER PARTICIPATES IN.

06     APPROVAL OF THE AUDIT COMMITTEE'S 2009 BUDGET.            Mgmt          For                            For

07     APPROVAL OF RELATED PARTY TRANSACTIONS AND SIGNIFICANT    Mgmt          For                            For
       EVENTS REGISTERED IN 2008 IN ACCORDANCE WITH
       ARTICLE 44 OF LAW 18,046 AND DETAILED IN NOTE
       14 OF THE FINANCIAL STATEMENTS.




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CHILE                                                                       Agenda Number:  701904903
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1506A107
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  CLP1506A1070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, general balance,               Mgmt          For                            For
       financial statements, and the report of the
       External Auditors corresponding to the exercise
       2008

2.     Approve the distribution of revenues corresponding        Mgmt          For                            For
       to the exercise 2008; it will be proposed during
       the session the distribution of a dividend
       for CLP 1.13185985 per share, corresponding
       to 65% of the revenues of the exercise 2008;
       it will also be proposed that the remaining
       balance, corresponding to the 35% of the revenues,
       be destinated to increase the reserves of the
       bank

3.     Approve to designate the External Auditors                Mgmt          For                            For

4.     Elect the Board of Directors                              Mgmt          For                            For

5.     Approve to fix the remunerations of the Board             Mgmt          For                            For
       of Directors

6.     Receive the report of the Directors Committee             Mgmt          For                            For
       and their budget for period 2009

7.     Acknowledge about the operational transactions            Mgmt          For                            For
       as per Article 44 of the Law 18.046 of corporations

8.     Acknowledge about any other social inherent               Mgmt          For                            For
       matter, deemed necessary during this session,
       in accordance with the law, and the by laws
       of the bank




--------------------------------------------------------------------------------------------------------------------------
 BANGKOK BK PLC                                                                              Agenda Number:  701826820
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0606R101
    Meeting Type:  AGM
    Meeting Date:  10-Apr-2009
          Ticker:
            ISIN:  TH0001010006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU.

1.     To approve the minutes of the 15th annual ordinary        Non-Voting    No vote
       meeting of shareholders held on 11 APR 2008

2.     To acknowledge the report on the results of               Non-Voting    No vote
       operations for the year 2008 as presented in
       the annual report

3.     To acknowledge the report of the Audit Committee          Non-Voting    No vote

4.     To approve the balance sheet and the profit               Non-Voting    No vote
       and loss statement for the year 2008

5.     To approve the appropriation of profit and the            Non-Voting    No vote
       payment of dividend for the year 2008

6.1    To elect Mr. Staporn Kavitanon as a Director              Non-Voting    No vote
       in place of those retiring by rotation

6.2    To elect Mr. Chartsiri Sophonpanich as a Director         Non-Voting    No vote
       in place of those retiring by rotation

6.3    To elect Mr. Deja Tulananda as a Director in              Non-Voting    No vote
       place of those retiring by rotation

6.4    To elect H.S.H. Prince Mongkolchaleam Yugala              Non-Voting    No vote
       as a Director in place of those retiring by
       rotation

6.5    To elect Mr. Suvarn Thansathit as a Director              Non-Voting    No vote
       in place of those retiring by rotation

6.6    To elect Mr. Amorn Chandarasomboon as a Director          Non-Voting    No vote
       in place of those retiring by rotation

7.     To acknowledge the Directors' remuneration                Non-Voting    No vote

8.     To appoint the Auditors and determine the remuneration    Non-Voting    No vote

9.     To amend the bank's Articles of Association               Non-Voting    No vote

10.    Other business                                            Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BANGKOK BK PLC                                                                              Agenda Number:  701826844
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0606R119
    Meeting Type:  AGM
    Meeting Date:  10-Apr-2009
          Ticker:
            ISIN:  TH0001010014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the 15th annual ordinary           Mgmt          For                            For
       meeting of shareholders held on 11 APR 2008

2.     Acknowledge the report on the results of the              Mgmt          For                            For
       operations for the year 2008 as presented in
       the annual report

3.     Acknowledge the report of the Audit Committee             Mgmt          For                            For

4.     Approve the balance sheet and the profit and              Mgmt          For                            For
       loss statement for the year 2008

5.     Approve the appropriation of profit and the               Mgmt          For                            For
       payment of dividend for the year 2008

6.1    Elect Mr. Staporn Kavitanon as a Director, in             Mgmt          For                            For
       place of those retiring by rotation

6.2    Elect Mr. Chartsiri Sophonpanich as a Director,           Mgmt          For                            For
       in place of those retiring by rotation

6.3    Elect Mr. Deja Tulananda as a Director, in place          Mgmt          For                            For
       of those retiring by rotation

6.4    Elect H.S.H. Prince Mongkolchaleam Yugala as              Mgmt          For                            For
       a Director, in place of those retiring by rotation

6.5    Elect Mr. Suvarn Thansathit as a Director, in             Mgmt          For                            For
       place of those retiring by rotation

6.6    Elect Mr. Amorn Chandarasomboon as a Director,            Mgmt          For                            For
       in place of those retiring by rotation

7.     Acknowledge the Directors' remuneration                   Mgmt          For                            For

8.     Appoint the Auditors and approve to determine             Mgmt          For                            For
       the remuneration

9.     Amend the bank's Articles of Association                  Mgmt          For                            For

10.    Other business                                            Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 BANGKOK DUSIT MEDICAL SERVICES PUBLIC CO LTD                                                Agenda Number:  701825222
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y06071222
    Meeting Type:  AGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  TH0264010Z10
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the AGM 2008            Mgmt          For                            For
       on 27 MAR 2008

2.     Acknowledge the Board of Directors' report of             Mgmt          For                            For
       the Company's operations for the year 2008

3.     Grant authority for the Company and its subsidiaries'     Mgmt          For                            For
       consolidated financial statement for the year
       2008

4.     Approve the allocation of the Company's net               Mgmt          For                            For
       profit for the year 2008

5.1    Elect Mr. Prasert Prasattong-Osoth M.D. as the            Mgmt          For                            For
       Director to replace those who retires by rotation

5.2    Elect Professor Snoe Indrasukhsri M.D. as the             Mgmt          For                            For
       Director to replace those who retires by rotation

5.3    Elect Mr. Pongsak Viddayakorn, M.D. as the Director       Mgmt          For                            For
       to replace those who retires by rotation

5.4    Elect Mr. Wallop Adhikomprapa as the Director             Mgmt          For                            For
       to replace those who retires by rotation

5.5    Elect Mr. Chuladej Yossundhrarakul, M.D. as               Mgmt          For                            For
       the Director to replace those who retires by
       rotation

6.     Approve to fix the Directors remuneration                 Mgmt          For                            For

7.     Appoint the Auditors for the year 2008 and approve        Mgmt          For                            For
       to fix their fee

8.     Approve the issuance and offering of debt instruments     Mgmt          For                            For

9.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 BANGKOK EXPRESSWAY PUBLIC CO LTD                                                            Agenda Number:  701825373
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0607D119
    Meeting Type:  AGM
    Meeting Date:  01-Apr-2009
          Ticker:
            ISIN:  TH0483010011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the 2008 annual ordinary           Mgmt          For                            For
       general meeting of shareholders

2.     Acknowledge the Company's operational results             Mgmt          For                            For
       for the year 2008

3.     Approve the balance sheet and the profit and              Mgmt          For                            For
       loss account for the YE 31 DEC 2008

4.     Approve the appropriation of profit                       Mgmt          For                            For

5.     Elect the Directors to replace those due to               Mgmt          For                            For
       retire by rotation in the 2009 annual ordinary
       general meeting of shareholders

6.     Approve to determine the remuneration for the             Mgmt          For                            For
       Directors

7.     Appoint the Auditor and fixing of remuneration            Mgmt          For                            For

8.     Other matter [if any]                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 BANGKOK LAND PUBLIC CO LTD                                                                  Agenda Number:  701652605
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0608Q200
    Meeting Type:  AGM
    Meeting Date:  29-Jul-2008
          Ticker:
            ISIN:  TH0285010Z15
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SPLIT AND PARTIAL VOTINGS ARE            Non-Voting    No vote
       ALLOWED. THANK YOU.

1.     Approve and adopt the minutes of the AGM no.35            Mgmt          For                            For

2.     Acknowledge the results of operations of the              Mgmt          For                            For
       Company for the YE 31 MAR 2008

3.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       statements of the Company for the FYE 31 MAR
       2008 and acknowledge the report of the Auditor

4.     Approve the non payment of dividend and appropriation     Mgmt          For                            For
       of annual net profit from the business operation
       to legal reserve for the YE 31 MAR 2008

5.     Elect the Directors in place of those Directors           Mgmt          For                            For
       whose term will expire by rotation

6.     Approve the payment of the Directors' remuneration        Mgmt          For                            For
       for the year ending 31 MAR 2009

7.     Approve the appointment and fixing of remuneration        Mgmt          For                            For
       of the Company's Auditor for the year ending
       31 MAR 2009

8.     Other matters [if any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 BANK BPH S A                                                                                Agenda Number:  701930922
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0491V101
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  PLBPH0000019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the Meeting                                    Mgmt          No Action

2.     Approve the statement of the Meeting's legal              Mgmt          No Action
       validity

3.     Appoint the Meeting's Chairman                            Mgmt          No Action

4.     Approve the Agenda                                        Mgmt          No Action

5.     Approve the financial statement for 2008                  Mgmt          No Action

6.     Approve the report of the Management on the               Mgmt          No Action
       Company's Activity in 2008

7.     Approve the consolidated Financial Statement              Mgmt          No Action
       of the capital group for 2008

8.     Approve the Management's report on activity               Mgmt          No Action
       of the capital group in 2008

9.     Approve the Supervisory Board's report on its             Mgmt          No Action
       activity in 2008

10.    Adoption of the Resolution on the Financial               Mgmt          No Action
       Statement for 2008

11.    Adopt the resolution on the Management's report           Mgmt          No Action
       on Company's activity in 2008

12.    Adopt the resolution on the consolidated financial        Mgmt          No Action
       statement of the capital group for 2008

13.    Adopt the resolution on the Management's report           Mgmt          No Action
       on activity of the capital group in 2008

14.    Adopt the Resolution on the Supervisory Boards            Mgmt          No Action
       report on its activity in 2008

15.    Adopt the resolution on profit for 2008 distribution      Mgmt          No Action

16.    Approve the duties' fulfilling by the Management          Mgmt          No Action

17.    Approve the duties' fulfilling by Supervisory             Mgmt          No Action
       Board's Members

18.    Adopt the changes among the Supervisory Board's           Mgmt          No Action
       Members

19.    Closing of the Meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BANK DHOFAR SAOG                                                                            Agenda Number:  701721296
--------------------------------------------------------------------------------------------------------------------------
        Security:  M15856103
    Meeting Type:  EGM
    Meeting Date:  14-Oct-2008
          Ticker:
            ISIN:  OM0003579857
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the paid capital from OMR             Mgmt          For                            For
       53817000 to OMR 68740802 by share option with
       the issue of 156591015 share with a total value
       of OMR 70465957

2.     Approve to assign the unsubscribed shares option          Mgmt          For                            For
       to the parties listed in the enclosed prospectus

3.     Amend the Article 6 of the Banks Articles of              Mgmt          For                            For
       Incorporation to reflect the increased share
       capital as specified




--------------------------------------------------------------------------------------------------------------------------
 BANK DHOFAR SAOG                                                                            Agenda Number:  701850720
--------------------------------------------------------------------------------------------------------------------------
        Security:  M15856103
    Meeting Type:  AGM
    Meeting Date:  29-Mar-2009
          Ticker:
            ISIN:  OM0003579857
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Administration         Mgmt          For                            For
       for the expired FY on 31 DEC 2008

2.     Approve the report and the organization Company's         Mgmt          For                            For
       management for the expired FY on 31 DEC 2008

3.     Approve the audit report, the public budget               Mgmt          For                            For
       and the statement of profits and losses for
       the expired FY on 31 DEC 2008

4.     Approve the distribution of cash profits on               Mgmt          For                            For
       the shareholders and that at 15.5 per of the
       paid  capital that is the average of 15.5 baisa
       for each share

5.     Approve the free distribution of shares on the            Mgmt          For                            For
       shareholders and that at the percentage of
       4.5% from the capital that is at the average
       of 0.045 shares for each share and approve
       it and this distribution results the increase
       of the number of shares in the Company's capital
       from 717738309 shares to 733186530 shares

6.     Approve to inform the general assembly about              Mgmt          For                            For
       the transactions made by the Company with the
       parties in connection during the expired FY
       on 31 DEC 2008 according to the attachment
       about the financial information according to
       the circular no 29 attached

7.     Approve the allowance of attendance of the meetings       Mgmt          For                            For
       of the Board of Administration the committees
       which were formed from it and which had been
       received by the members for the expired FY
       and the allowance for the coming FY according
       to the circular attached no 29

8.     Approve the allowance to be distributed on the            Mgmt          For                            For
       members of the Board at the amount 128200 OMR
       for the expired FY on 31 DEC 2008

9.     Approve to give information about the scheme              Mgmt          For                            For
       of payment of indemnifications to the employees
       of Omani employees pursuant to Employment Contracts

10.    Appoint an Audit Controller for the FY which              Mgmt          For                            For
       will end on 31 DEC 2009 and approve to fix
       his remunerations




--------------------------------------------------------------------------------------------------------------------------
 BANK HANDLOWY W WARSZAWIE SA                                                                Agenda Number:  701923294
--------------------------------------------------------------------------------------------------------------------------
        Security:  X05318104
    Meeting Type:  AGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  PLBH00000012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairperson                                     Mgmt          No Action

3.     Approve to verify the validity of the meeting             Mgmt          No Action
       and ability to pass valid resolutions

4.     Approve the agenda                                        Mgmt          No Action

5.     Elect the Vote Counting commission                        Mgmt          No Action

6.1    Approve to review the Management Boards report            Mgmt          No Action
       on the Company's activity in 2009 and the financial
       statement for 2008

6.2    Approve to review the Supervisory Boards report           Mgmt          No Action
       on own activity for the period from OGM of
       shareholders in 2008 to OGM of shareholders
       in 2009, consisting of analysis of report on
       activity and financial statement of the Company
       and the capital group in 2008 and Management
       Boards motion on distribution of profit for
       2008

6.3    Approve to review the report on capital groups            Mgmt          No Action
       activity in 2008 and consolidated financial
       statement of the capital group for 2008

6.4    Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board for 2008

6.5    Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board for 2008

6.6    Approve the distribution of profit for 2008               Mgmt          No Action

6.7    Approve the changes in the Company's Articles             Mgmt          No Action
       of Association

6.8    Approve the changes in the regulations of the             Mgmt          No Action
       general meeting of shareholders

6.9    Appoint the Members of the Supervisory Board              Mgmt          No Action

7.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BANK HAPOALIM B M                                                                           Agenda Number:  701656475
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1586M115
    Meeting Type:  EGM
    Meeting Date:  06-Aug-2008
          Ticker:
            ISIN:  IL0006625771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the update of the annual remuneration             Mgmt          For                            For
       and meeting attendance fees of all of the Directors
       in office from time to time [with the exception
       of Directors who are owners of means controller
       or their relatives] as follows: annual remuneration
       in accordance with the Companies Regulations
       from time to time in force in such manner that
       each Director will receive the maximum amount
       permitted by law in accordance with the grading
       of the Company and expertise of the Director;
       meeting attendance fees in accordance with
       regulations as aforesaid, 60% of such fee in
       the event of a meeting held by means of communications
       and 50% for a decision adopted without actual
       meeting

2.     Approve to increase of registered share capital           Mgmt          For                            For
       by the creation of 2 billion additional ordinary
       shares of NIS 1 par value in such manner that,
       following the increase, the authorized share
       capital will comprise of 4 billion ordinary
       NIS 1 shares




--------------------------------------------------------------------------------------------------------------------------
 BANK HAPOALIM B M                                                                           Agenda Number:  701794667
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1586M115
    Meeting Type:  EGM
    Meeting Date:  05-Feb-2009
          Ticker:
            ISIN:  IL0006625771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Appoint Mr. O. Tov as an External Director for            Mgmt          For                            For
       a 3 year statutory period

2.     Approve the grant to Mr. Tov [if appointed as             Mgmt          For                            For
       above], to Ms. I. Dror who was appointed in
       NOV 2008, and to all Directors who may hold
       office from time to time in the future, of
       an indemnity undertaking in the same text as
       already issued to the presently officiating
       Directors, which text has already been approved
       by all of the organs of the Company, including
       general meeting the text limits the aggregate
       indemnity amount to 25% of the shareholders'
       equity

3.     Ratify the D and O insurance cover for all D              Mgmt          For                            For
       and O including Mr. Tov and Ms. Sror -the cover
       is for the year commencing 01 JUN 2008 in the
       amount of USD 260 million and the premium is
       USD 2,030,000; approve that the existing policy
       will cover all D and O holding office from
       time to time on the expiration of the existing
       policy the Company may during an aggregate
       period ending MAY 2014, extend, renew or purchase
       cover for all D and O who may hold office from
       time to time provided that the cover does not
       exceed USD 400 million and the annual premium
       does not exceed USD 5 million




--------------------------------------------------------------------------------------------------------------------------
 BANK HAPOALIM B M                                                                           Agenda Number:  701832811
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1586M115
    Meeting Type:  AGM
    Meeting Date:  06-Apr-2009
          Ticker:
            ISIN:  IL0006625771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and the Directors'       Mgmt          For                            For
       report for the year 2007

2.     Re-appoint Ms. N. Dror as an External Director            Mgmt          For                            For
       for an additional 3 year statutory period

3.     Re-appoint the Accountant Auditors for the year           Mgmt          For                            For
       2008 and authorize the Board to fix their fees

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BANK LEUMI LE-ISRAEL                                                                        Agenda Number:  701707258
--------------------------------------------------------------------------------------------------------------------------
        Security:  M16043107
    Meeting Type:  SGM
    Meeting Date:  07-Oct-2008
          Ticker:
            ISIN:  IL0006046119
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve to increase the registered share capital          Mgmt          For                            For
       of the Bank to NIS 2,215 million by the creation
       of 500 million Ordinary Shares of par value
       NIS 1 each, which will be converted into stock
       after being issued and paid up in full, for
       the purpose of the issue of deferred hybrid
       capital notes




--------------------------------------------------------------------------------------------------------------------------
 BANK MILLENNIUM SPOLKA AKCYJNA                                                              Agenda Number:  701834954
--------------------------------------------------------------------------------------------------------------------------
        Security:  X05407105
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  PLBIG0000016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Approve the information on voting                         Mgmt          No Action

3.     Elect the Chairman                                        Mgmt          No Action

4.     Acknowledge proper convening of the meeting               Mgmt          No Action
       and its ability to adopt resolutions

5.     Approve to accept the agenda                              Mgmt          No Action

6.     Elect the Scrutiny Commission                             Mgmt          No Action

7.     Approve the financial statement, the Management           Mgmt          No Action
       Board report on the Company activities, the
       Supervisory Board report on evaluation of the
       Management Board report and the financial statement,
       as well as the profit distribution for 2008

8.     Approve the financial statement of the Capital            Mgmt          No Action
       Group for 2008

9.     Grant discharge of the Members of the Management          Mgmt          No Action
       Board and the Supervisory Board from their
       duties completed in 2008

10.    Adopt the resolution on the profit distribution           Mgmt          No Action
       for 2008

11.    Approve the defining number of the Supervisory            Mgmt          No Action
       Board's Members

12.    Elect the Supervisory Board's Members                     Mgmt          No Action

13.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BANK OF AYUDHYA PUBLIC CO LTD BAY                                                           Agenda Number:  701809533
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0644Q115
    Meeting Type:  EGM
    Meeting Date:  12-Mar-2009
          Ticker:
            ISIN:  TH0023010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the AGM of shareholders              Mgmt          For                            For
       no. 96 held on 09 APR 2008

2.     Acknowledge the payment of interim dividend               Mgmt          For                            For
       for the period ending 30 JUN 2008

3.     Approve the purchase and acquisition of the               Mgmt          For                            For
       total shares of AIG Retail Bank Plc and AIG
       Card [Thailand] Company Limited

4.     Other businesses [if any]                                 Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 BANK OF AYUDHYA PUBLIC CO LTD BAY                                                           Agenda Number:  701825296
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0644Q115
    Meeting Type:  AGM
    Meeting Date:  09-Apr-2009
          Ticker:
            ISIN:  TH0023010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the EGM of shareholders              Mgmt          For                            For
       No. 1/2009 held on 12 MAR 2009

2.     Acknowledge the Board of Directors' annual report         Mgmt          For                            For

3.     Approve the 2008 bank's balance sheets and profit         Mgmt          For                            For
       and loss statements for the FYE 31 DEC 2008

4.     Approve the performance allocation and dividend           Mgmt          For                            For
       payment for the period ended 31 DEC 2008

5.     Elect the Directors                                       Mgmt          For                            For

6.     Approve the Directors' remuneration                       Mgmt          For                            For

7.     Appoint the auditor(s) and approve the Audit              Mgmt          For                            For
       Fee

8.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 BANK OF INDIA                                                                               Agenda Number:  701649696
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y06949112
    Meeting Type:  AGM
    Meeting Date:  11-Jul-2008
          Ticker:
            ISIN:  INE084A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the balance sheet of the Bank           Mgmt          For                            For
       as at 31 MAR 2008, profit and loss account
       of the Bank for the YE 31 MAR 2008, report
       of the Board of Directors on the working and
       activities of the Bank for the period covered
       by accounts and the Auditors' report on the
       balance sheet and accounts

2.     Declare a final dividend on equity shares for             Mgmt          For                            For
       the FY 2007-08




--------------------------------------------------------------------------------------------------------------------------
 BANK OF INDIA                                                                               Agenda Number:  701731110
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y06949112
    Meeting Type:  EGM
    Meeting Date:  23-Oct-2008
          Ticker:
            ISIN:  INE084A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please appoint 3 out of the 5 Directors listed            Non-Voting    No vote
       below elected from amongst the shareholders
       other than the Central Government pursuant
       to Section9(3)(i) of the Act read with Scheme
       and Regulations made thereunder and RBI notification
       as a Directors' of the Bank to assume office
       from the date following the date on which he/she
       is elected or deemed to have been elected or
       25 OCT 2008, whichever is later and hold office
       until the completion of a period of 3 years
       from the date of assumption.

1.1    Elect Chandre Bhagwatrao Govindrao to the Board           Mgmt          For                            For
       of Directors.

1.2    Elect Damale Babasaheb Gangadhar to the Board             Mgmt          For                            For
       of Directors.

1.3    Elect Mallya Prakash P. to the Board of Directors.        Mgmt          For                            For

1.4    Elect Nair Gopinath Madhavan to the Board of              Mgmt          No vote
       Directos.

1.5    Elect Sirajuddin P.M. to the Board of Directors.          Mgmt          No vote




--------------------------------------------------------------------------------------------------------------------------
 BANK OF JORDAN, AMMAN                                                                       Agenda Number:  701822682
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1670P107
    Meeting Type:  AGM
    Meeting Date:  07-Mar-2009
          Ticker:
            ISIN:  JO1102211017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to recite the previous minutes of the             Mgmt          For                            For
       last AGM

2.     Approve the Board of Directors report for the             Mgmt          For                            For
       Company's accomplishments for the year 2008

3.     Approve the Auditors report for the year 2008             Mgmt          For                            For

4.     Approve the Company's financial data for the              Mgmt          For                            For
       year 2008 and the Board of Directors suggestion
       to distribute dividends 15%

5.     Approve to indemnify the Board of Directors               Mgmt          For                            For
       for the year 2008

6.     Elect the Company's Auditors for the year 2009            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANK OF THE PHILIPPINE ISLANDS                                                              Agenda Number:  701837380
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0967S169
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  PHY0967S1694
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 525416 DUE TO THE RECEIPT OF DIRECTORS NAME.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Calling of meeting to order                               Mgmt          For                            For

2.     Approve the certification of the notice                   Mgmt          For                            For

3.     Approve the determination and the declaration             Mgmt          For                            For
       of quorum

4.     Approve the minutes of the annual meeting of              Mgmt          For                            For
       the stockholders on 03 APR 2008

5.     Receive the annual report and approve the Banks           Mgmt          For                            For
       statement of condition as of 31 DEC 2008 incorporated
       in the annual report

6.     Approve and confirm all the Acts during the               Mgmt          For                            For
       past year of the Board of Directors, the Executives
       Committee and all other Board and the Management
       Committees and the Officers of BPI

7.1    Elect Mr. Jaime Augusto Zobel De Ayala II as              Mgmt          For                            For
       a Board of Director

7.2    Elect Mr. Aurelio R.Montinola III as a Board              Mgmt          For                            For
       of Director

7.3    Elect Mr. Fernando Zobel De Ayala as a Board              Mgmt          For                            For
       of Director

7.4    Elect Mr. Gerardo C. Ablaza as a Board of Director        Mgmt          For                            For

7.5    Elect Mr. Emily A. Abrera as a Board of Director          Mgmt          For                            For

7.6    Elect Mr. Lilia R. Bautista as an Independent             Mgmt          For                            For
       Board of Director

7.7    Elect Mr. Romeo L. Bernardo as an Independent             Mgmt          For                            For
       Board of Director

7.8    Elect Mr. Chng Sok Hui as a Board of Director             Mgmt          For                            For

7.9    Elect Mr. Rebecca G. Fernando as a Board of               Mgmt          For                            For
       Director

7.10   Elect Mr. Octavio V. Espiritu as an Independent           Mgmt          For                            For
       Board of Director

7.11   Elect Mr. Xavier P. Loinaz as an Independent              Mgmt          For                            For
       Board of Director

7.12   Elect Mr. Ma Yuen Lin Annie as a Board of Director        Mgmt          For                            For

7.13   Elect Mr. Mercedita S. Nolledo as a Board of              Mgmt          For                            For
       Director

7.14   Elect Mr. Oscar S. Reyes as a Board of Director           Mgmt          For                            For

7.15   Elect Mr. Wong Ann Chai as a Board of Director            Mgmt          For                            For

8.     Elect the External Auditors and approve to fix            Mgmt          For                            For
       their remuneration

9.     Approve the Director's Bonus                              Mgmt          For                            For

10.    Other matters                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BANK POLSKA KASA OPIEKI SA                                                                  Agenda Number:  701878247
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0641X106
    Meeting Type:  OGM
    Meeting Date:  05-May-2009
          Ticker:
            ISIN:  PLPEKAO00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the OGM                                        Mgmt          No Action

2.     Elect the Chairman of the OGM                             Mgmt          No Action

3.     Approve the concluding correctness of convening           Mgmt          No Action
       the OGM and its capacity to adopt binding resolutions

4.     Elect the voting Commission                               Mgmt          No Action

5.     Adopt the agenda                                          Mgmt          No Action

6.     Approve the Management Board's report on the              Mgmt          No Action
       activity of the Bank in 2008

7.     Approve the financial statements of the Bank              Mgmt          No Action
       for 2008

8.     Approve the Management Board's report on the              Mgmt          No Action
       activity of the Bank's capital Group in 2008

9.     Approve the consolidated financial statements             Mgmt          No Action
       of the Bank's capital Group for 2008

10.    Approve the motion of the Management Board on             Mgmt          No Action
       distribution of the Bank's net profit for 2008

11.    Approve the report of the Bank's Supervisory              Mgmt          No Action
       Board on its activity in 2008 and the results
       of review of the reports on the activity of
       the Bank and of the Bank's capital Group in
       2008, financial statements of the Bank and
       of the Bank's capital Group for 2008 as well
       as the motion of the Management Board on distribution
       of the Bank's net profit for 2008

12.1   Approve the Management Board's report on the              Mgmt          No Action
       activity of the Bank in 2008

12.2   Approve the financial statements of the Bank              Mgmt          No Action
       for 2008

12.3   Approve the Management Board's report on the              Mgmt          No Action
       activity of the Bank's capital Group in 2008

12.4   Approve the consolidated financial statements             Mgmt          No Action
       of the Bank's capital Group for 2008

12.5   Approve the distribution of the Bank's net profit         Mgmt          No Action
       for 2008

12.6   Approve the report of the Bank's Supervisory              Mgmt          No Action
       Board on its activity in 2008

12.7   Approve the performance of duties by Members              Mgmt          No Action
       of the Supervisory Board in 2008

12.8   Approve the performance of duties by Members              Mgmt          No Action
       of the Management Board in 2008

13.    Appoint the Members of the Supervisory Board              Mgmt          No Action
       of Bank Pekao SA for new common term of Office

14.    Approve the motion and amend the statute of               Mgmt          No Action
       Bank Polska Kasa Opieki Spolka Akcyjna

15.    Approve to establish the uniform text of the              Mgmt          No Action
       statute of Bank Polska Kasa Opieki Spolka Akcyjna

16.    Approve the motion and amend the rules of procedure       Mgmt          No Action
       of the general meetings of Bank Polska Kasa
       Opieki Spolka Akcyjna

17.    Approve to establish the uniform text of the              Mgmt          No Action
       rules of procedure of the general meetings
       of Bank Polska Kasa Opieki Spolka Akcyjna

18.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BANK ZACHODNI WBK SA                                                                        Agenda Number:  701851683
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0646L107
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  PLBZ00000044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the meeting's chairman                            Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the Management's report on Company's              Mgmt          No Action
       activity in 2008 and the financial statement
       for 2008

6.     Approve the Management's report on activity               Mgmt          No Action
       of the Bank's capital group in 2008 and the
       consolidated financial statement of the Bank's
       Capital Group for 2008

7.     Adopt the resolution on profit for 2008 distribution      Mgmt          No Action

8.     Approve the duties' fulfilling by the Management          Mgmt          No Action

9.     Approve the Supervisory Board's report on its             Mgmt          No Action
       activity in 2008

10.    Approve the duties' fulfilling by the Supervisory         Mgmt          No Action
       Board's Members

11.    Adopt the resolution on changes among the Supervisory     Mgmt          No Action
       Boards Members

12.    Adopt the resolution on amendments to the Companys        Mgmt          No Action
       Statute Text

13.    Adopt the resolution on approval of the Company's         Mgmt          No Action
       Uniform Statute Text

14.    Closure of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BANKMUSCAT                                                                                  Agenda Number:  701834663
--------------------------------------------------------------------------------------------------------------------------
        Security:  M16157121
    Meeting Type:  EGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  OM0001214044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Article 22 and 38 of the Articles               Mgmt          For                            For
       of Association of the bank as specified




--------------------------------------------------------------------------------------------------------------------------
 BANKMUSCAT                                                                                  Agenda Number:  701837291
--------------------------------------------------------------------------------------------------------------------------
        Security:  M16157121
    Meeting Type:  AGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  OM0001214044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       for the FYE 31 DEC 2008

2.     Approve the report on Corporate Governance for            Mgmt          For                            For
       the FYE 31 DEC 2008

3.     Approve the Auditors report, the balance sheet            Mgmt          For                            For
       and profit and loss accounts for the FYE 31
       DEC 2008

4.     Approve the Board of Directors recommendation             Mgmt          For                            For
       to distribute cash dividend at the rate of
       20% of the issued share capital of the Bank
       being 20 baisas per share for the FYE 31 DEC
       2008

5.     Approve the Board of Directors recommendation             Mgmt          For                            For
       to issue convertible bonds at the rate of 30%
       per share of the issues share capital of the
       Bank being 3 bonds for each 100 shares held
       for the FYE 31 DEC 2008

6.     Ratify the sitting fees for the Board of Directors        Mgmt          For                            For
       and its Committees meetings for the FYE 31
       DEC 2008 amounting to OMR 83,500 and fix sitting
       fees for the FY 2009

7.     Approve the Board of Directors remuneration               Mgmt          For                            For
       of OMR 116500 for the FYE 31 DEC 2008

8.     Approve the report on related parties transactions        Mgmt          For                            For
       for transactions concluded during FYE 31 DEC
       2008

9.     Approve the Board of Directors recommendations            Mgmt          For                            For
       at lease 2 branch premises and a residential
       property from related parties for 2009 to 2013
       on yearly renewable leases at the same rental
       amounts subject to the requirements of the
       Bank as detailed in the enclosure

10.    Elect 2 provisional members on the Board of               Mgmt          For                            For
       Directors to fill in 2 vacancies pursuant to
       the provisions of the Articles of Association
       of the Bank

11.    Appoint the Auditors for the FY 2009 and approve          Mgmt          For                            For
       to fix their fees subject to the approval of
       the regulatory authorities




--------------------------------------------------------------------------------------------------------------------------
 BANKTHAI PUBLIC COMPANY LTD                                                                 Agenda Number:  701672710
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y06994159
    Meeting Type:  EGM
    Meeting Date:  03-Sep-2008
          Ticker:
            ISIN:  TH0041010Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the EGM of the shareholders        Mgmt          For                            For
       No.1/2008, held on 12 JUN 2008

2.     Approve an increase in registered capital                 Mgmt          For                            For

3.     Approve an amendment to Clause 4 of the Memorandum        Mgmt          For                            For
       of Association in accordance with the registered
       capital increase

4.     Approve an offering of all newly issued shares            Mgmt          For                            For
       to existing shareholders in proportion to each
       shareholding [rights offering] at the ratio
       of 1 existing share to 1 new shares at the
       price may be lower than par value [BAHT 3.75]

5.     Approve an amendment to Article 9 of the Articles         Mgmt          For                            For
       of Association of the Bank by canceling the
       existing provisions and replacing

6.     Other matters [if any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 BANPU PUBLIC CO LTD                                                                         Agenda Number:  701852445
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697Z111
    Meeting Type:  AGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  TH0148010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 538876 DUE TO DUE TO RECEIPT OF NAMES OF
       THE DIRECTORS. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

1.     Approve the minutes of previous AGM                       Mgmt          For                            For

2.     Approve to accept Company's 2008 performance              Mgmt          For                            For
       result

3.     Approve to accept financial statements and statutory      Mgmt          For                            For
       reports

4.     Approve to allocate the income and payment of             Mgmt          For                            For
       dividend of THB 12 per share

5.1.1  Elect Mr. Soonthorn Vongkusolkit as a Director            Mgmt          For                            For

5.1.2  Elect Mr. Vitoon Vongkusolkit as a Director               Mgmt          For                            For

5.1.3  Elect Mr. Anothai Techamontrikul as a Director            Mgmt          For                            For

5.1.4  Elect Mr. Ongart Auapinyakul asDirector                   Mgmt          For                            For

5.2    Approve the remuneration of the Directors                 Mgmt          For                            For

6.     Approve the PricewaterhouseCoopers ABAS as the            Mgmt          For                            For
       Auditors and authorize the Board to fix their
       remuneration

7.     Other businesses [if any]                                 Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 BARCLAYS BANK OF BOTSWANA LTD                                                               Agenda Number:  701975825
--------------------------------------------------------------------------------------------------------------------------
        Security:  V09614104
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  BW0000000025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the financial statements       Mgmt          For                            For
       for the YE 31 DEC 2008 together with the Directors'
       and Independent Auditors' reports thereon

2.     Approve to confirm the appointment to the Board           Mgmt          For                            For
       during the year of Messrs. Zafar Masud and
       Masud and Usman Ahmed who hold office only
       until the next AGM following appointment in
       accordance with section 20.5 of the constitution

3.     Re-elect Messrs: Rizwan Desai and Dorcas Makgato-Malesu   Mgmt          For                            For
       as the Directors in the place of who retire
       by rotation in accordance with section 20.10
       of the constitution

4.     Approve to fix the remuneration for the ensuing           Mgmt          For                            For
       year

5.     Approve the remuneration of the Auditors for              Mgmt          For                            For
       the YE 31 DEC 2008

6.     Appoint the Auditors for the ensuing year                 Mgmt          For                            For

7.     Approve the event that you wish to nominate               Mgmt          For                            For
       any person(s) as the Directors or Auditors
       other than one of the Directors retiring or
       incumbent Auditors, you must de liver to the
       Company Secretary, not less than seven




--------------------------------------------------------------------------------------------------------------------------
 BARCLAYS BANK, KENYA                                                                        Agenda Number:  701923078
--------------------------------------------------------------------------------------------------------------------------
        Security:  V0960A101
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  KE0000000067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to confirm the minutes of the 29th AGM            Mgmt          For                            For
       held on 09 MAY 2008

2.     Adopt the annual report and financial statements          Mgmt          For                            For
       for the YE 31 DEC 2008 together with the Director's
       and Auditor's reports thereon

3.     Declare a dividend                                        Mgmt          For                            For

4.1    Re-elect Mr. Brown Ondego, as a Director, in              Mgmt          For                            For
       accordance with Articles 94, 95 and 96 of the
       Company's Articles of Association, who retires
       by rotation

4.2    Re-elect Ms. Jane Karuku, as a Director, in               Mgmt          For                            For
       accordance with Articles 94, 95 and 96 of the
       Company's Articles of Association, who retires
       by rotation

4.3    Re-elect Mr. Paul Chemng'orem as a Director,              Mgmt          For                            For
       in accordance with Articles 94, 95 and 96 of
       the Company's Articles of Association, who
       retires by rotation

5.     Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Directors

6.     Appoint the Auditors and authorize the Board              Mgmt          For                            For
       to fix the remuneration of the Auditors

7.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BARLOWORLD LTD                                                                              Agenda Number:  701683787
--------------------------------------------------------------------------------------------------------------------------
        Security:  S08470189
    Meeting Type:  OGM
    Meeting Date:  08-Sep-2008
          Ticker:
            ISIN:  ZAE000026639
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.S.1  Approve the terms of the black ownership initiative       Mgmt          For                            For
       [set out in the Circular] and included in the
       terms of the agreements referred to in Annexure
       4 of the Circular constitute financial assistance
       to be given by the Company for the purpose
       of or in connection with the purchase of or
       subscription for any shares in the Company,
       those terms are hereby sanctioned by the shareholders
       of the Company in accordance with the provisions
       of Section 38(2A)(b) of the Companies Act including,
       without limitation, the terms of any financial
       assistance arising from: i) the transaction
       involving the allotment and issue of Barloworld
       ordinary shares to the Black Managers Trust
       ii) the transaction involving the allotment
       and issue of Barloworld ordinary shares to
       the Black Non-Executive Directors Trust iii)
       the transaction involving the allotment and
       issue of Barloworld ordinary shares to the
       Education Trust iv) the transaction involving
       the allotment and issue of Barloworld ordinary
       shares to funding SPV's held indirectly or
       directly by the SBP's and the CSG's v) the
       transactions involving the repurchase of acquisition
       or the shares vi) the transactions involving
       the allotment and issue of further Barloworld
       ordinary shares to the funding SPV's vii) the
       transactions involving the making of loans
       to the funding SPV's and viii) the transactions
       involving the making of loans by the funding
       SPV's

2.S.2  Approve as contemplated in Section 85(2) of               Mgmt          For                            For
       the Companies Act [as that provision is amended,
       modified, re-enacted or substituted from time
       to time], Rule 5.69 of the Listings Requirements
       [as that rule amended, modified, re-enacted
       or substituted from time to time] and the Articles
       of Association for the Company to repurchase
       or acquire Barloworld Ordinary Shares- i) from
       the funding SPV's, the Black Managers Trust
       and the Education Trust from the dates and
       in accordance with the terms and conditions
       of the initial subscription agreements, the
       reversionary pledge and cession agreements,
       the relationship agreements, the SPV loan facility
       agreements, the ranking agreement, the BMT
       subscription and repurchase agreement and the
       Education Trust subscription and repurchase
       agreement, ii) subject to the passing of ordinary
       resolution number 3 proposed at the general
       meeting at which this special resolution number
       2 is proposed, from the additional internal
       partner on terms and conditions that are substantially
       the same as those upon which the Company is
       entitled to repurchase or acquire Barloworld
       ordinary shares from the funding SPV's, as
       contemplated in (i) above

3.O.1  Authorize the Directors to allot and issue Barloworld     Mgmt          For                            For
       ordinary shares to the funding SPV's, the Black
       Managers Trust, the Education Trust and the
       General Staff Trust

4.O.2  Authorize the Directors of the Company by way             Mgmt          For                            For
       of a specific authority in terms of Section
       221 and, if applicable, Section 222 of the
       Companies Act [as those provisions are amended,
       modified, re-enacted or substituted from time
       to time] and a specific authority in terms
       of rule 5.51 of the Listings Requirements [as
       that rule is amended, modified, re-enacted
       or substituted from time to time] to allot
       and issue, for a cash consideration of ZAR
       83.31 per Barloworld ordinary share 108,030
       Barloworld Ordinary Shares to the trustees
       of the Black Non-Executive Directors Trust
       in accordance with the terms and conditions
       of the Black Non-Executive Directors subscription
       agreement, and that all of the Barloworld Ordinary
       Shares referred to above and are hereby placed
       under the control of the Directors for allotment
       and issue as described above

5.O.3  Authorize the Directors of the Company in terms           Mgmt          For                            For
       of Section 221 and, if applicable, section
       222 of the Companies Act [as those provisions
       are amended, modified, re-enacted or substituted
       from time to time] and a specific authority
       in terms of rule 5.51 of the Listings Requirements
       [as that rule is amended, modified, re-enacted
       or substituted from time to time] to allot
       and issue, for cash, up to 997, 388 Barloworld
       ordinary shares to the additional internal
       partner or terms and conditions that are substantially
       the same as those upon which Barloworld is
       entitled to allot and issue Barloworld ordinary
       shares to the funding SPV's, as contemplated
       in Ordinary Resolution1, and that all of the
       Barloworld Ordinary Shares referred to above
       be and are hereby placed under the control
       of the Directors for allotment and issue as
       described above

6.O.4  Authorize the Directors to allot and issue Barloworld     Mgmt          For                            For
       ordinary shares to the funding SPV's in accordance
       with the relevant maturity dat subscription
       agreements and, subject to the passing of Ordinary
       Resolution 3, to the additional internal partner
       on the same terms and conditions as above

7.O.5  Authorize the Directors to purchase some or               Mgmt          For                            For
       all of the shares in and claims against the
       funding SPV's of the strategic black partners
       and, subject to the passing of Ordinary Resolution
       3, some or all of the shares in and claims
       against the funding SPV of the additional internal
       partner on the same terms and conditions as
       above

8.O.6  Authorize any Director of the Company to do               Mgmt          For                            For
       all such things, and sign all such documents,
       procure the doing of all such things and the
       signature of all such documents as may be necessary
       or incidental to give effect to all of the
       special resolutions and the ordinary resolutions
       which are proposed and passed at the general
       meeting at which this Ordinary Resolution 6
       is proposed




--------------------------------------------------------------------------------------------------------------------------
 BARLOWORLD LTD                                                                              Agenda Number:  701788931
--------------------------------------------------------------------------------------------------------------------------
        Security:  S08470189
    Meeting Type:  AGM
    Meeting Date:  29-Jan-2009
          Ticker:
            ISIN:  ZAE000026639
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 525594 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       To receive and adopt the annual financial statements      Non-Voting    No vote
       for the YE 30 SEP 2008, including the Directors'
       report and the report of the Auditors

O.1    Receive and adopt the group annual financial              Mgmt          For                            For
       statements for the YE 30 SEP 2008, including
       the Directors' report and the report of the
       Auditors

O.2    Re-elect Mr. P.J. Blackbeard as a Director of             Mgmt          For                            For
       the Company, in accordance with the provisions
       of Articles 59.3.1 and 66 of the Company's
       Articles of Association, who retires in terms
       of Article 66 of the Articles of Association
       of the Company

O.3    Re-elect Ms. S.S. Mkhabela as a Director of               Mgmt          For                            For
       the Company, in accordance with the provisions
       of Articles 59.3.1 and 66 of the Company's
       Articles of Association, who retires in terms
       of Article 66 of the Articles of Association
       of the Company

O.4    Elect Mr. S.S. Ntsaluba as a Director of the              Mgmt          For                            For
       Company, in accordance with the provisions
       of Articles 59.3.1 and 66 of the Company's
       Articles of Association, who retires in terms
       of Article 59.3.1 of the Articles of Association
       of the Company

O.5    Re-elect Mr. S.B. Pfeiffer as a Director of               Mgmt          For                            For
       the Company, in accordance with the provisions
       of Articles 59.3.1 and 66 of the Company's
       Articles of Association, who retires in terms
       of Article 66 of the Articles of Association
       of the Company

O.6    Re-elect Mr. G. Rodriguez de Castro Garcia de             Mgmt          For                            For
       los Rios as a Director of the Company, in accordance
       with the provisions of Articles 59.3.1 and
       66 of the Company's Articles of Association,
       who retires in terms of Article 66 of the Articles
       of Association of the Company

O.7    Re-appoint Deloitte & Touche as the External              Mgmt          For                            For
       Auditors of the Company and of the Group until
       the termination of the next AGM, and approve
       to determine their remuneration for the past
       Audit by the Directors

O.8.1  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Chairman of the Board, inclusive
       of fees payable as Chairman of Board Committees
       with effect from 01 JAN 2009 as follows: present
       ZAR 1,437,500, proposed: ZAR 1,437,500

O.8.2  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Resident Non-Executive Directors
       with effect from 01 JAN 2009 as follows: present
       ZAR 180,000, proposed: ZAR 204,500

O.8.3  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Non-resident Non-Executive Directors
       with effect from 01 JAN 2009 as follows: present
       GBP 49,400, proposed GBP 51,600

O.8.4  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Chairman of the Audit Committee
       with effect from 01 JAN 2009 as follows: present
       GBP 23,000, proposed GBP 25,000

O.8.5  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Resident Member of the Audit
       Committee with effect from 01 JAN 2009 as follows:
       present ZAR 60,000, proposed ZAR 68,150

O.8.6  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Non-resident Members of the
       Audit Committee with effect from 01 JAN 2009
       as follows: present GBP 12,000, proposed GBP
       12,540

O.8.7  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Chairman of the Remuneration
       Committee [Non-Resident] with effect from 01
       JAN 2009 as follows: proposed GBP 16,000

O.8.8  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Chairman of the empowerment
       and transformation Committee [resident] with
       effect from 01 JAN 2009 as follows: proposed
       ZAR 75,000

O.8.9  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Resident Members of each of
       the Board Committees [excluding risk and sustainability
       Committee] with effect from 01 JAN 2009 as
       follows: present ZAR 45,000, proposed ZAR 51,120

O8.10  Approve, in terms of Article 61 of the Company's          Mgmt          For                            For
       Articles of Association, to revise the fees
       payable to the Non-Resident Members of each
       of the Board Committees [excluding Risk and
       Sustainability Committee] with effect from
       01 JAN 2009 as follows: present GBP 3,000,
       proposed GBP 3,405

S.1    Authorize the Directors of the Company from               Mgmt          For                            For
       time to time to acquire issued shares in the
       ordinary share capital of the Company on the
       JSE Limited open market at a price no greater
       than 10% above of the weighted average of the
       market value for the securities for the 5 previous
       business days immediately preceding the date
       on which the transaction was agreed or at a
       bid price no greater than the current trading
       price of the share, and the purchase by any
       of the Company's subsidiaries of shares in
       the Company in the manner contemplated by and
       in accordance with the provisions of Section
       89 of the Companies Act, 1973, and other provisions
       which may be applicable, the repurchase by
       the Company of its own securities may not exceed
       10% of the Company's issued ordinary share
       capital in the aggregate in any 1 FY or in
       the case of acquisition by any of the Company's
       subsidiaries, 10% of the issued ordinary share
       capital in the aggregate and in the event that
       the Directors are granted general authority
       to buy back a maximum 10% of the issued share
       capital of Barloworld, or in the case of acquisition
       by any of the Company's subsidiaries, 10% of
       the issued ordinary share capital in the aggregate,
       it is the opinion of the Directors that following
       such maximum repurchase of shares: the Company
       and the Group would be able in the ordinary
       course of business to pay its debts for a period
       of 12 months after the date of notice issued
       in respect of the AGM; the assets of the Company
       and the group would be in excess of the liabilities
       of the Company and the group, for this purpose,
       the assets and liabilities would be recognized
       and measured in accordance with the accounting
       policies used in the latest audited group annual
       financial statements; the ordinary capital
       and reserves of the Company and the group would
       be adequate for a period of 12 months after
       the date of notice issued in respect of the
       AGM; and the working capital of the Company
       and the group would be adequate for a period
       of 12 months after the date of notice issued
       in respect of the AGM; the repurchase of securities
       to be effected through the order book operated
       by the JSE trading system and to be done with
       out any prior understanding or arrangement
       between the Company and the counterparty; the
       authorization to repurchase the shares is in
       accordance with the Company's Articles of Association;
       that only 1 agent will effect the buyback on
       behalf of the Company; that after the repurchase
       has been effected the Company will still comply
       with shareholder spread requirements of the
       JSE Limited; the Company and its subsidiary
       will not repurchase shares during a prohibited
       period; and the Company and its subsidiaries,
       prior to undertaking a repurchase will obtain
       a working capital letter from its sponsor;
       [Authority expires at the conclusion of the
       next AGM of the Company and in any event, no
       later than 15 months from the date on which
       they were passed]

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BATU KAWAN BHD                                                                              Agenda Number:  701790847
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y07476107
    Meeting Type:  AGM
    Meeting Date:  18-Feb-2009
          Ticker:
            ISIN:  MYL1899OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements for            Mgmt          For                            For
       the YE 30 SEP 2008 and the Directors' and the
       Auditors' reports thereon

2.     Approve to sanction the payment of a final dividend       Mgmt          For                            For
       for the YE 30 SEP 2008

3.     Re-elect Dato' Lee Hau Hian as a Director                 Mgmt          For                            For

4.     Re-elect Mr. Yeoh Eng Khoon as a Director                 Mgmt          For                            For

5.     Re-appoint Mr. R. M. Alias as a Director of               Mgmt          For                            For
       the Company, pursuant to Section 129(6) of
       the Companies Act 1965, until the next AGM
       of the Company

6.     Re-appoint Tan Sri Dato Thong Yaw Hong as a               Mgmt          For                            For
       Director of the Company, pursuant to Section
       129(6) of the Companies Act 1965, until the
       next AGM of the Company

7.     Re-appoint Dato' Mustafa bin Mohd Ali as a Director       Mgmt          For                            For
       of the Company, pursuant to Section 129(6)
       of the Companies Act 1965, until the next AGM
       of the Company

8.     Approve the Directors' fees for the YE 30 SEP             Mgmt          For                            For
       2008 amounting to MYR 742,000

9.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration

10.    Authorize the Directors of the Company to buy             Mgmt          For                            For
       back such amount of shares of MYR 1 each in
       the Company [Proposed Authority to Buy Back
       Shares] as may be determined by the Directors
       from time to time through the Bursa Malaysia
       Securities Berhad [Bursa Securities] upon such
       terms and conditions as the Directors may deem
       fit and expedient in the best interests of
       the Company provided that the aggregate number
       of shares purchased pursuant to this Resolution
       does not exceed approximately 10% of the issued
       and paid-up share capital of the Company [or
       equivalent to 42,648,600 shares in the Company
       based on its adjusted issued and paid-up share
       capital [excluding treasury shares] of 426,486,00
       shares of MYR 1 each as at 09 DEC 2008] and
       that an amount not exceeding the total audited
       retained profits of the Company be allocated
       for the Proposed Authority to Buy Back Shares
       [as at 30 SEP 2008, the retained profits of
       the Company was MYR 263,484,000] and resolve
       to cancel the shares so purchased and/or retain
       the shares so purchased as treasury shares
       which may be distributed as dividends to the
       shareholders of the Company and/or resold on
       the Bursa Securities and/or cancelled; and
       to do all such acts things to give full effect
       to the Proposed Authority to Buy Back Shares
       with full powers to assent to any conditions,
       modifications, revaluations, variations and/or
       amendments [if any] as may be imposed by the
       relevant authorities; [Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM after that date is
       required by law to be held]

11.    Authorize the Company and/or its Subsidiaries,            Mgmt          For                            For
       subject to the Companies Act, 1965, the Memorandum
       and Articles of Association of the Company
       and the Listing Requirements of the Bursa Malaysia
       Securities Berhad, to enter into all arrangements
       and/or transactions, as specified, involving
       the interests of the Directors, major shareholders
       or persons connected with the Directors or
       major shareholders [Related Parties] of the
       Company and/or its Subsidiary Companies provided
       that such arrangements and/or transactions
       are: recurrent transactions of a revenue or
       trading nature, necessary for the Group's day-to-day
       operations, carried out in the ordinary course
       of business on normal commercial terms which
       are not more favorable to the Related Parties
       than those generally available to the public
       and are not to the detriment of minority shareholders
       [the Mandate]; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM after that date is required to
       be held pursuant to Section 143(1) of the Companies
       Act 1965 but shall not extend to such extension
       as may be allowed pursuant to Section 143(2)
       of the Companies Act 1965]; and authorize the
       Directors of the Company to complete and do
       all such acts and things [including executing
       all such documents as may be required] as they
       may consider expedient or necessary to give
       effect to the Mandate

       Transact any other ordinary business                      Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BBVA BANCO FRANCES S A                                                                      Agenda Number:  701824888
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1624B102
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  ARP125991090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No Action
       YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       27 MAR 2009 AT 17:00 PM. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. PLEASE
       BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
       UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

1.     Approve the designation the 2 shareholders to             Mgmt          No Action
       prepare and sign the meeting minutes, together
       with the Chairperson of the general meeting

2.     Approve the report from the Board of Directors,           Mgmt          No Action
       financial statements, complementary information
       and other accounting information, report from
       the Oversight Committee and report from the
       Auditor for the 134th FYE on 31 DEC 2008

3.     Approve the term in office of the Board of Directors      Mgmt          No Action
       and the Oversight Committee

4.     Approve the results from the 134th FY which               Mgmt          No Action
       ended on 31 DEC 2008, distribution of dividends
       subject to the pertinent authorizations

5.     Approve the remuneration of the Board of Directors        Mgmt          No Action
       for the FYE on 31 DEC 2008

6.     Approve the remuneration for the Oversight Committee      Mgmt          No Action
       for the 31 DEC 2008

7.     Approve to determine the number of Members of             Mgmt          No Action
       the Board of Directors and elect the consequent
       corresponding Members of the Board of Directors,
       for a period of 3 years

8.     Elect 3 full and 3 alternate Members to join              Mgmt          No Action
       the Oversight Committee during the current
       FY

9.     Approve the remuneration for the Accountant               Mgmt          No Action
       who gave his or her opinion on the financial
       statements for the 134th FYE on 31 DEC 2008

10.    Approve the designation of the Account who is             Mgmt          No Action
       to give his or her opinion on the financial
       statements for the current FY

11.    Approve the budget appropriation for the decree           Mgmt          No Action
       677/01 Audit Committee to seek professional
       advice

12.    Amend the Articles 10 and 13 of the Corporate             Mgmt          No Action
       Bylaws, reordering the text of the Corporate
       Bylaws




--------------------------------------------------------------------------------------------------------------------------
 BBVA BANCO FRANCES, S.A.                                                                    Agenda Number:  933004549
--------------------------------------------------------------------------------------------------------------------------
        Security:  07329M100
    Meeting Type:  Annual
    Meeting Date:  27-Mar-2009
          Ticker:  BFR
            ISIN:  US07329M1009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINTMENT OF TWO SHAREHOLDERS TO PREPARE AND            Mgmt          For
       SIGN THE MINUTES OF THE MEETING, TOGETHER WITH
       THE CHAIRMAN.

02     DISCUSSION OF THE ANNUAL REPORT, FINANCIAL STATEMENTS,    Mgmt          For
       ADDITIONAL INFORMATION AND ALL RELEVANT ACCOUNTING
       DATA.

03     APPROVAL OF THE PERFORMANCE OF THE BOARD OF               Mgmt          For
       DIRECTORS AND THE STATUTORY AUDITORS' COMMITTEE.

04     DISCUSSION OF THE RESULTS OF FISCAL YEAR NO.              Mgmt          For
       134, ENDED ON DECEMBER 31, 2008.

05     COMPENSATION OF BOARD OF DIRECTORS FOR THE FISCAL         Mgmt          For
       YEAR ENDED ON DECEMBER 31, 2008.

06     DISCUSSION OF STATUTORY AUDITORS' COMMITTEE               Mgmt          For
       COMPENSATION FOR THE FISCAL YEAR ENDED ON DECEMBER
       31, 2008.

07     DETERMINATION OF THE NUMBER OF BOARD MEMBERS              Mgmt          For
       AND APPOINTMENT OF DIRECTORS, AS APPROPRIATE,
       FOR A TERM OF THREE YEARS.

08     APPOINTMENT OF THREE REGULAR STATUTORY AUDITORS           Mgmt          For
       AND THREE SUBSTITUTE STATUTORY AUDITORS.

09     COMPENSATION OF CERTIFYING ACCOUNTANT OF THE              Mgmt          For
       FINANCIAL STATEMENTS RELATED TO FISCAL YEAR
       NO. 134.

10     APPOINTMENT OF A CERTIFYING ACCOUNTANT FOR THE            Mgmt          For
       FINANCIAL STATEMENTS OF THE CURRENT FISCAL
       YEAR.

11     ALLOCATION OF BUDGET FOR THE AUDITING COMMITTEE           Mgmt          For
       (DECREE 677/01) TO RETAIN THE SERVICES OF PROFESSIONAL
       ADVISORS.

12     AMENDMENT OF ARTICLES TEN AND THIRTEEN OF CORPORATE       Mgmt          For
       BYLAWS. RESTATEMENT OF CORPORATE BYLAWS.




--------------------------------------------------------------------------------------------------------------------------
 BEC WORLD PUBLIC CO LTD                                                                     Agenda Number:  701853106
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0769B133
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  TH0592010Z14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of AGM of shareholders     Mgmt          For                            For
       for year 2008

2.     Acknowledge the Board of Director report                  Mgmt          For                            For

3.     Approve the balance sheet and income statement            Mgmt          For                            For
       for the FY as of 31 DEC 2008

4.     Approve the profit allocation for year 2008               Mgmt          For                            For
       and dividend payment

5.1    Approve the replacement of the Director by rotation       Mgmt          For                            For
       retire: Mr. Prachum Maleenont

5.2    Approve the replacement of the Director by rotation       Mgmt          For                            For
       retire: Ms. Nipa Maleenont

5.3    Approve the replacement of the Director by rotation       Mgmt          For                            For
       retire: Ms. Amphorn Maleenont

5.4    Approve the replacement of the Director by rotation       Mgmt          For                            For
       retire: Mrs. Ratchanee Nipatakusol

6.     Approve the Director remuneration for the year            Mgmt          For                            For
       2009

7.     Appoint the Auditor for the year 2009 and approve         Mgmt          For                            For
       the auditing fee




--------------------------------------------------------------------------------------------------------------------------
 BEIJING CAP INTL ARPT CO LTD                                                                Agenda Number:  701783171
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y07717104
    Meeting Type:  EGM
    Meeting Date:  23-Jan-2009
          Ticker:
            ISIN:  CNE100000221
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Supply of Power and Energy Services           Mgmt          For                            For
       Agreement dated 27 NOV 2008 and the continuing
       connected transactions contemplated thereunder

2.     Approve the Supply of Aviation Safety and Security        Mgmt          For                            For
       Guard Services Agreement dated 27 NOV 2008
       and the continuing connected transactions contemplated
       thereunder

3.     Approve the Miscellaneous Services Sub-contracting        Mgmt          For                            For
       Agreement dated 27 NOV 2008 and the continuing
       connected transactions contemplated thereunder

4.     Approve the Terminals Maintenance Agreement               Mgmt          For                            For
       dated 27 NOV 2008 and the continuing connected
       transactions contemplated thereunder

5.     Approve the appointment of Mr. Zhang Zhizhong             Mgmt          For                            For
       as the Executive Director of the Company and
       authorize the Board to determine his remuneration
       thereof and to arrange a Service Agreement
       to be entered into by the Company with Mr.
       Zhang Zhizhong upon such terms and conditions
       as the Board shall think fit, and to do all
       such acts and things to effect such matters
       [Note 1]




--------------------------------------------------------------------------------------------------------------------------
 BEIJING CAP INTL ARPT CO LTD                                                                Agenda Number:  701946951
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y07717104
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  CNE100000221
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 565680 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company [the Board] for the YE 31 DEC
       2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve the audited financial statements and              Mgmt          For                            For
       the Independent Auditor's report for the YE
       31 DEC 2008

4.     Approve the profit appropriation proposal for             Mgmt          For                            For
       the YE 31 DEC 2008

5.     Appoint Mr. Yam Kum Weng as the Non-Executive             Mgmt          For                            For
       Director of the Company and authorize the Board
       to determine his remuneration, his term will
       commence from the conclusion of this meeting
       until the expiration of the term of the fourth
       session of the Board, i.e., the date of the
       AGM of the Company for the year of 2011

6.     Authorize the Board to arrange for Service Contract       Mgmt          For                            For
       and/or appointment letter to be issued by the
       Company to Mr. Yam Kum Weng, upon such terms
       and conditions as the Board shall think fit,
       and to do all such acts and things to effect
       such matters

7.     Re-appoint PricewaterhouseCoopers Zhong Tian              Mgmt          For                            For
       CPAs Limited Company and PricewaterhouseCoopers,
       as the Company's PRC and International Auditors,
       respectively, for the YE 31 DEC 2009 and authorize
       the Board to determine their remuneration

8.     Approve the use of the Company's own website              Mgmt          For                            For
       for sending or supplying Corporate Communication
       to shareholders of H shares who met the following
       conditions: each holder of H Shares of the
       Company has been asked individually by the
       Company to agree that the Company may send
       or supply Corporate Communication generally
       or the Corporate Communication in question,
       to him by means of the Company's own website
       and the Company has not received a response
       indicating objection from such holder of H
       shares within the period of 28 days beginning
       with the date on which the Company's request
       was sent, the shareholders of H shares in relation
       to whom the aforesaid two conditions are met
       shall be taken to have agreed that the Company
       may send or supply Corporate Communication
       to such shareholders by making such Corporate
       Communication available on the Company's own
       website

S.1    Amend the Articles of Association of the Company          Mgmt          For                            For

S.2.1  Approve to grant of a general and unconditional           Mgmt          For                            For
       mandate to the Board to raise Funds by way
       of debt financing in the PRC in one or multiple
       tranches with a maximum amount up to RMB 10
       billion [including RMB 10 billion] [the Debt
       Financing], the Debt Financing includes, but
       not limited to, the issue of Corporate Bonds,
       asset securitization products, loans [the size
       of the loan to be determined by the outstanding
       balance of such loan], short-term commercial
       papers, asset-backed notes, etc, the term of
       validity of this resolution shall be from the
       date of passing this resolution at the 2008
       AGM to the conclusion of the AGM of the Company
       for the year of 2010

S2.2A  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Debt Financing,
       including but not limited to: so far as permitted
       by Law and Regulations, determine and deal
       with all matters relating to the Debt Financing
       taking into account the specific needs of the
       Company and the market conditions, including
       but not limited to, the specific arrangements
       of the Debt Financing, the timing of issue,
       the size, the term, the type, whether in tranches
       and the number of tranches, the interest rate
       and its basis of determination, the specific
       arrangements relating to the use of proceeds
       within the scope approved by the shareholders
       in the AGM, and any other related matters including
       but not limited to the repurchase and redemption
       provisions, the warranty, the rating, the repayment
       of principle and interest, the security arrangements
       and the arrangements relating to placing and
       listing

S2.2B  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Debt Financing,
       including but not limited to: take all such
       steps which are necessary for and incidental
       to the Debt Financing [including, but not limited
       to, sign all requisite legal documentations,
       select and determine the intermediary institutions,
       prepare any relevant application documents
       to the regulatory authorities, obtain any approvals
       from the regulatory authorities and make any
       disclosure of information in accordance with
       any applicable laws and regulations] and ratify
       the aforementioned acts and steps to the extent
       that any of them have already been approved
       by the Board

S2.2C  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Debt Financing,
       including but not limited to: adjust the specific
       proposal and related matters relating to the
       Debt Financing in accordance with the opinion
       of the regulatory authorities in the event
       of any changes in the regulatory policies or
       market conditions, save and except any matters
       which require the re-approval by the shareholders
       in the general meetings as required by any
       laws, regulations and the Articles of Association
       of the Company

S2.2D  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Debt Financing,
       including but not limited to: the validity
       period of the authorization to the Board relating
       to the Debt Financing shall be from the date
       of passing this resolution at the 2008 AGM
       to the conclusion of the AGM of the Company
       for the YE 2010

S2.2E  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Debt Financing,
       including but not limited to: so far as the
       resolutions set out in above (a) to (d) are
       approved at the AGM, the grant of authorization
       by the Board to any of the Executive Director
       of the Company to deal with all such matters
       relating to the Debt Financing under the afore-mentioned
       scope of authorization

S3.1A  Approve, subject to a maximum amount up to RMB            Mgmt          For                            For
       10 billion [including RMB 10 billion] of the
       Debt Financing set out in Special resolution
       numbered [2] above, the issue of  Corporate
       Bonds of the Company [the Corporate Bonds]:
       size of issue: up to RMB 5 billion [including
       RMB5 billion] in one or multiple tranches

S3.1B  Approve, subject to a maximum amount up to RMB            Mgmt          For                            For
       10 billion [including RMB 10 billion] of the
       Debt Financing set out in Special resolution
       numbered [2] above, the issue of Corporate
       Bonds of the Company [the Corporate Bonds]:
       any placing arrangement to existing shareholders:
       the Corporate Bonds will not be issued to any
       existing shareholders of the Company on a preferred
       basis by way of placing

S3.1C  Approve, subject to a maximum amount up to RMB            Mgmt          For                            For
       10 billion [including RMB 10 billion] of the
       Debt Financing set out in Special resolution
       numbered [2] above, the issue of Corporate
       Bonds of the Company [the Corporate Bonds]:
       terms: the Corporate Bonds will have a term
       not exceeding 15 years and may have single
       or multiple terms, which will be determined
       in accordance with the market conditions and
       the Company's capital requirements

S3.1D  Approve, subject to a maximum amount up to RMB            Mgmt          For                            For
       10 billion [including RMB 10 billion] of the
       Debt Financing set out in Special resolution
       numbered [2] above, the issue of Corporate
       Bonds of the Company [the Corporate Bonds]:
       use of proceeds: include but not limited to
       repayment of debts, adjusting debt structure
       and/or supplementing the general working capital
       of the Company

S3.1E  Approve, subject to a maximum amount up to RMB            Mgmt          For                            For
       10 billion [including RMB 10 billion] of the
       Debt Financing set out in Special resolution
       numbered [2] above, the issue of Corporate
       Bonds of the Company [the Corporate Bonds]:
       validity period: from the date of approval
       of this resolution at the 2008 AGM to the AGM
       of the Company for the year of 2010

S3.2A  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Corporate
       Bonds, including but not limited to: so far
       as permitted by laws and regulations, determine
       and deal with all matters relating to the issue
       of Corporate Bonds taking into account the
       specific needs of the Company and the market
       conditions, including but not limited to, the
       specific arrangements of the issue of Corporate
       Bonds and the revision or amendments of the
       terms and conditions of the issue, including
       but not limited to the size of issue, the aggregate
       amount, the price, the interest rate or its
       basis of determination, the timing of issuance,
       whether to be issued in tranches and the number
       of tranches, any repurchase or redemption provisions,
       the arrangements of rating, warranty, the repayment
       of principle and interest, the security arrangements,
       the listing arrangements and specific arrangements
       relating to the use of proceeds within the
       scope approved by the shareholders in the AGM

S3.2B  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Corporate
       Bonds, including but not limited to: take all
       such steps which are necessary for and incidental
       to the issue of Corporate Bonds [including,
       but not limited to, sign all requisite legal
       documentations, select and determine the intermediary
       institutions, prepare any relevant application
       documents to the regulatory authorities, obtain
       any approvals from the regulatory authorities,
       to select the trustee for the corporate bonds,
       to sign any entrusting agreement, to formulate
       the rules for bonds holders meeting, to handle
       other related matters and to determine and
       deal with any issues relating to the listing
       and trading of the Corporate Bonds after completion
       of issue basing on the related rules of the
       Stock Exchange, and make any disclosure of
       information in accordance with any applicable
       laws and regulations] and ratify the aforementioned
       Acts and steps to the extent that any of them
       have already been approved by the Board

S3.2C  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Corporate
       Bonds, including but not limited to: adjust
       the specific proposal and related matters relating
       to the issue of Corporate Bonds and to consider
       whether to continue the issue in accordance
       with the opinion of the regulatory authorities
       in the event of any changes in the regulatory
       policies or market conditions, save and except
       any matters which require the re-approval by
       the shareholders in the general meetings as
       required by any laws, regulations and the Articles
       of Association of the Company

S3.2D  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Corporate
       Bonds, including but not limited to: in the
       event that the Company expects that it is unable
       to or is required to defer the repayment of
       the principle and interest of the Corporate
       Bonds, the Board shall carry out the guarantee
       measures for debt repayment according to the
       applicable PRC laws and the requirements of
       the regulatory authorities, including but not
       limited to: [1] ceasing the distribution of
       dividend to the shareholders of the Company;
       [2] putting the incurrence of expenditure of
       capital nature and major investment and acquisition
       on hold; [3] adjusting, reducing or ceasing
       the payment of salary and bonus to the Directors
       and Senior Management Staff; and [4] prohibiting
       the job reallocation of the persons whom are
       directly responsible, etc

S3.2E  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Corporate
       Bonds, including but not limited to: validity
       period of the authorization to the Board relating
       to the issue of Corporate Bonds shall be from
       the date of passing this resolution at the
       2008 AGM to the conclusion of the AGM of the
       Company for the YE 2010

S3.2F  Authorize the Board to determine and deal with            Mgmt          For                            For
       the relevant matters relating to the Corporate
       Bonds, including but not limited to: so far
       as the resolutions set out in above (a) to
       (e) are approved at the AGM, the grant of authorization
       by the Board to any of the Executive Director
       of the Company to deal with all such matters
       relating to the issue of Corporate Bonds under
       the afore-mentioned scope of authorization




--------------------------------------------------------------------------------------------------------------------------
 BEIJING ENTERPRISES HLDGS LTD                                                               Agenda Number:  701926442
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y07702122
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  HK0392044647
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive and approve the audited consolidated              Mgmt          For                            For
       financial statements and the reports of the
       Directors and the Auditors for the YE 31 DEC
       2008

2.     Declare a final dividend and a final special              Mgmt          For                            For
       dividend

3.i    Re-elect Mr. Yi Xiqun as a Director                       Mgmt          For                            For

3.ii   Re-elect Mr. Zhang Honghai as a Director                  Mgmt          For                            For

3.iii  Re-elect Mr. Li Fucheng as a Director                     Mgmt          For                            For

3.iv   Re-elect Mr. Liu Kai as a Director                        Mgmt          For                            For

3.v    Re-elect Mr. Guo Pujin as a Director                      Mgmt          For                            For

3.vi   Re-elect Mr. Fu Tingmei as a Director                     Mgmt          For                            For

3.vii  Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' remuneration

4.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration

5.     Authorize the Directors, subject to and in accordance     Mgmt          For                            For
       with all applicable Laws, to purchase its shares,
       during the relevant period, not exceeding 10%
       of the total nominal amount of the share capital
       of the Company in issue on the date of passing
       of this resolution; [Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the current Articles of Association
       of the Company or any applicable Laws to be
       held]

6.     Authorize the Directors of the Company to issue,          Mgmt          Against                        Against
       allot and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options which would or might
       require shares to be allotted, issued or dealt
       with during or after the end of relevant period,
       not exceeding the aggregate of 20% of the total
       nominal amount of the share capital of the
       Company in issue on the date of passing of
       this resolution, otherwise than pursuant to
       i) a rights issue where shares are offered
       to shareholders on a fixed record date in proportion
       to their then holdings of shares [subject to
       such exclusions or other arrangements as the
       Directors may deem necessary or expedient in
       relation to fractional entitlements or having
       regard to any restrictions or obligations under
       the Laws of, or the requirements of any recognized
       regulatory body or any stock exchange in any
       territory applicable to the Company]; or ii)
       any option scheme or similar arrangement for
       the time being adopted for the grant or issue
       to officers and/or employees of the Company
       and/or any of its subsidiaries of shares or
       rights to acquire shares of the Company; or
       iii) any scrip dividend scheme or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend or shares
       of the Company in accordance with the Current
       Articles of Association of the Company; or
       iv) the exercise of rights of subscription
       or conversion under the terms of any warrants
       issued by the Company or any securities which
       are convertible into shares of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the current Articles
       of Association of the Company or any applicable
       Laws to be held]

7.     Approve the general mandate granted to the Directors      Mgmt          Against                        Against
       of the Company pursuant to Resolution 6 above
       and for the time being in force to exercise
       the powers of the Company to allot shares and
       to make or grant offers, agreements and options
       which might require the exercise of such powers
       be extended by the total nominal amount of
       shares in the capital of the Company repurchased
       by the Company pursuant to Resolution 5, provided
       that such amount does not exceed 10% of the
       total nominal amount of the issued share capital
       of the Company at the date of passing this
       Resolution




--------------------------------------------------------------------------------------------------------------------------
 BEIJING NORTH STAR CO LTD                                                                   Agenda Number:  701656273
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0770G105
    Meeting Type:  EGM
    Meeting Date:  21-Aug-2008
          Ticker:
            ISIN:  CNE100000262
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the amended "Articles of Association              Mgmt          For                            For
       of Beijing North Star Company Limited", "Rules
       and Procedures of Shareholders' General Meeting
       of Beijing North Star Company Limited", "Rules
       and Procedures of Board of Directors of Beijing
       North Star Company Limited" and "Rules and
       Procedures of Supervisory Committee of Beijing
       North Star Company Limited"; and authorize
       an Executive Director of the Company to handle,
       on behalf of the Company, the relevant application[s],
       approval[s], registration[s] and filing procedure[s]
       as well as other relevant outstanding matters
       arising therefrom

2.     Approve the "Regulations for External Guarantees          Mgmt          For                            For
       of Beijing North Star Company Limited"

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BEIJING NORTH STAR CO LTD                                                                   Agenda Number:  701872637
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0770G105
    Meeting Type:  AGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  CNE100000262
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Article 221 of Articles of Association          Mgmt          For                            For
       of the Company, as specifed

2.     Approve the Audited financial statements of               Mgmt          For                            For
       the Company for the year of 2008 prepared in
       accordance with the PRC accounting standards
       and the Hong Kong generally accepted accounting
       standards respectively

3.     Approve the Report of the Directors of the Company        Mgmt          For                            For
       for the year of 2008 prepared in accordance
       with the PRC and the Hong Kong relevant regulations
       and requirements for disclosure in annual report
       respectively

4.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the year of 2008

5.     Approve the Scheme of Profit Distribution and             Mgmt          For                            For
       conversion of reserve fund to capital of the
       Company for the year of 2008

6.     Approve 'the resolution on the remuneration               Mgmt          For                            For
       of the Directors for the year of 2008' of the
       Company

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

7.1    Elect Mr. He Hiang-Chuan as a Executive Director          Mgmt          For                            For
       of the Company for the next term of Office

7.2    Elect Ms. Zhao Hui-Zhi as a Executive Director            Mgmt          For                            For
       of the Company for the next term of office

7.3    Elect Mr. Liu Jian-Ping as a Executive Director           Mgmt          For                            For
       of the Company for the next term of office

7.4    Elect Mr. Chen Ji as a Executive Director of              Mgmt          For                            For
       the Company for the next term of office

7.5    Elect Mr. Long Tao as a independent Non-executive         Mgmt          For                            For
       Director of the Company for the next term of
       office

7.6    Elect Mr. Gan Pei-Zhong as a Independent Non-executive    Mgmt          For                            For
       Director of the Company for the next term of
       office

7.7    Elect Mr. Wong Yik Chung as a Independent Non-executive   Mgmt          For                            For
       Director of the Company for the next term of
       office

8.     Approve 'the resolution on the remuneration               Mgmt          For                            For
       of the Directors for the year of 2009' of the
       Company

9.     Approve the resolution on the remuneration of             Mgmt          For                            For
       the Supervisors for the year of 2008' of the
       Company

10.1   Elect Mr. He Wen-Yu as a Supervisor representing          Mgmt          For                            For
       the shareholders for the next term of office

10.2   Elect Mr. Chen Yuan-Chao as Supervisor representing       Mgmt          For                            For
       the shareholders for the next term of office

11.    Approve the remuneration of the Supervisors               Mgmt          For                            For
       for the year of 2009 of the Company

12.    Re-appoint PricewaterhouseCoopers Zhong Tian              Mgmt          For                            For
       CPAs Company Limited and PricewaterhouseCoopers,
       as the Company's PRC and International Auditors
       respectively for the year of 2009, and authorize
       the Board of Directors to determine their remuneration




--------------------------------------------------------------------------------------------------------------------------
 BEML LTD                                                                                    Agenda Number:  701711536
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0881N114
    Meeting Type:  AGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  INE258A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as at the date and the reports of the
       Directors and the Auditors' report thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Dr. Arabinda Tripathy as a Director,           Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Prof. S.N. Chary as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Sri. N.R. Mohanty as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Dr. Jayanta Bagchi as a Director,              Mgmt          For                            For
       who retires by rotation

7.     Re-appoint Sri. V. Mohan as a Director, who               Mgmt          For                            For
       retires by rotation

8.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

9.A    Appoint Sri Satyajeet Rajan as a Director of              Mgmt          For                            For
       the Company, with effect from 17 OCT 2007

9.B    Appoint Sri P. Dwarakanath as a Director [Metro           Mgmt          For                            For
       & Rail Business] of the Company, with effect
       from 01 MAR 2008 on such terms and conditions
       as stipulated by the Government

9.C    Appoint Sri M. Pitchiah as a Director [Finance]           Mgmt          For                            For
       of the Company, with effect from 14 JUL 2008
       on such terms and conditions as stipulated
       by the Government

9.D    Appoint Sri Dilip Biswas as a Director of the             Mgmt          For                            For
       Company, with effect from 04 AUG 2008




--------------------------------------------------------------------------------------------------------------------------
 BENPRES HLDGS CORP                                                                          Agenda Number:  701959770
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y07949103
    Meeting Type:  AGM
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  PHY079491031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 571441 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS
       AND CONSERVATIVE RECORD DATE. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the proof of service of notice                    Mgmt          For                            For

3.     Approve the certification of quorum                       Mgmt          For                            For

4.     Approve the minutes of 12 JUN 2008 Annual Stockholders'   Mgmt          For                            For
       Meeting

5.     Receive the report of the President                       Mgmt          For                            For

6.     Approve the audited financial statements                  Mgmt          For                            For

7.1    Elect Mr. Oscar M. Lopez as a Director for the            Mgmt          For                            For
       ensuing year

7.2    Elect Mr. Manuel M. Lopez as a Director for               Mgmt          For                            For
       the ensuing year

7.3    Elect Mr. Eugenio Lopez, III as a Director for            Mgmt          For                            For
       the ensuing year

7.4    Elect Mr. Angel S. Ong as a Director for the              Mgmt          For                            For
       ensuing year

7.5    Elect Mr. Felipe B. Alfonso as a Director for             Mgmt          For                            For
       the ensuing year

7.6    Elect Mr. Washington Sycip as an Independent              Mgmt          For                            For
       Director for the ensuing year

7.7    Elect Mr. Vicente T. Paterno as an Independent            Mgmt          For                            For
       Director for the ensuing year

8.     Appoint the External Auditor                              Mgmt          For                            For

9.     Other business                                            Non-Voting    No vote

10.    Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BERJAYA SPORTS TOTO BHD                                                                     Agenda Number:  701715976
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0849N107
    Meeting Type:  AGM
    Meeting Date:  22-Oct-2008
          Ticker:
            ISIN:  MYL1562OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       of the Company for the YE 30 APR 2008 and the
       Directors' and Auditors' reports thereon

2.     Approve the payment of the Directors' fees amounting      Mgmt          For                            For
       to MYR 135,000 for the YE 30 APR 2008

3.     Re-elect Dato' Robin Tan Yeong Ching as a Director,       Mgmt          For                            For
       who retires pursuant to Article 98(A) of the
       Company's Articles of Association

4.     Re-elect Mr. Chan Kien Sing as a Director, who            Mgmt          For                            For
       retires pursuant to Article 98(A) of the Company's
       Articles of Association

5.     Re-elect Mr. Seow Swee Pin as a Director, who             Mgmt          For                            For
       retires pursuant to Article 98(E) of the Company's
       Articles of Association

6.     Re-appoint Mr. Tan Sri Dato' Thong Yaw Hong               Mgmt          For                            For
       as a Director of the Company and to hold office
       until the conclusion of the next AGM of the
       Company pursuant to Section 129(6) of the Companies
       Act, 1965

7.     Re-appoint Mr. Tan Sri Dato' Jaffar Bin Abdul             Mgmt          For                            For
       as a Director of the Company and to hold office
       until the conclusion of the next AGM of the
       Company pursuant to Section 129(6) of the Companies
       Act, 1965

8.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       and authorize the Directors to fix their remuneration

9.     Authorize the Directors, subject to the Companies         Mgmt          For                            For
       Act, 1965, the Articles of Association of the
       Company and the approvals of the relevant governmental/regulatory authorities and pursuant to Section 132D of
       the Companies Act, 1965, to issue and allot
       shares in the Company from time to time and
       upon such terms and conditions and for such
       purposes as the Directors may deem fit, provided
       that the aggregate number of shares issued
       pursuant to this resolution does not exceed
       10% of the issued share capital of the Company;
       [Authority expires at the conclusion of the
       next AGM of the Company]

10.    Authorize the Company and its subsidiaries,               Mgmt          For                            For
       subject to the provisions of the Listing Requirements
       of Bursa Malaysia Securities Berhad, to enter
       into recurrent related party transactions of
       a revenue or trading nature with the related
       parties, as specified in the Section 2.3 of
       the Circular to the shareholders dated 29 SEP
       2008, which are necessary for the day-to-day
       operations and/or in the ordinary course of
       business of the Company and its subsidiaries
       on terms not more favorable to the related
       parties than those generally available to the
       public and are not detrimental to the minority
       shareholders of the Company; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company following the AGM at which the
       ordinary resolution for the Proposed Mandate
       will be passed, at which time lapse, unless
       by a resolution passed at a general meeting,
       the authority is renewed; or the expiration
       of the period within which the next AGM after
       the date it is required to be held pursuant
       to Section 143(1) of the Companies Act, 1965
       [but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Companies Act, 1965]; and further authorize
       the Directors of the Company and its subsidiaries
       to complete and to do all such acts and things
       [including executing such documents as may
       be required] to give effect to such transactions
       as authorized by this ordinary resolution

11.    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the Companies Act, 1965 [Act], rules, regulations
       and orders made pursuant to the Act, provisions
       of the Company's Memorandum and Articles of
       Association and the requirements of Bursa Malaysia
       Securities Berhad [Bursa Securities] and any
       other relevant authority, to purchases such
       number of ordinary shares of MYR 0.10 each
       in the Company [BToto Shares] through Bursa
       Securities and to take all such steps as are
       necessary [including the opening and maintaining
       of a central depositories account under the
       Securities Industry [Central Depositories]
       Act, 1991] and enter into any agreements, arrangements
       and guarantees with any party or parties to
       implement, finalize and give full effect to
       the aforesaid purchase with full powers to
       assent to any conditions, modifications, revaluations,
       variations and/or amendments [if any] as may
       be imposed by the relevant authorities from
       time to time and to do all such acts and things
       in the best interests of the Company, subject
       to the following: 1) the maximum number of
       ordinary shares which may be purchased and
       held by the Company shall be equivalent to
       10% of the total issued and paid-up share capital
       of the Company inclusive of the 95,030,072
       BToto shares already purchased and retained
       as treasury shares; and 2) the maximum funds
       to be allocated by the Company for the purpose
       of purchasing the ordinary shares shall not
       exceed the total retained profit and share
       premium reserve of the Company; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company following the general
       meeting at which such resolution was passed
       at which time it will lapse unless by ordinary
       resolution passed at that meeting, the authority
       is renewed, either unconditionally or subject
       to conditions or the expiration of the period
       within which the next AGM after that date is
       required to be held by law]; and, upon the
       completion of the purchase(s) of the Btoto
       shares or any part thereof by the Company,
       to deal with any BToto shares so purchased
       by the Company, cancel all the BToto shares
       so purchased; or retain all the BToto shares
       as treasury shares for future re-sale or for
       distribution as dividend to the shareholders
       of the Company; or retain part thereof as treasury
       shares and subsequently canceling the balance;
       or any other manner as prescribed by the Act,
       rules, regulations and orders made pursuant
       to the Act and the requirements of Bursa Securities
       and any other relevant authority for the time
       being in force




--------------------------------------------------------------------------------------------------------------------------
 BES ENGINEERING CORP                                                                        Agenda Number:  701972300
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y08736103
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002515004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the audited reports                             Non-Voting    No vote

A.3    To report the status of monetary loans                    Non-Voting    No vote

A.4    To report the status of acquisition or disposal           Non-Voting    No vote
       of assets

A.5    To report the status of asset impairments                 Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.12 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 BEZEQ ISRAEL TELECOM LTD                                                                    Agenda Number:  701886270
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2012Q100
    Meeting Type:  AGM
    Meeting Date:  03-May-2009
          Ticker:
            ISIN:  IL0002300114
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and Directors            Mgmt          For                            For
       report for the year 2008

2.     Re-appoint the Accountant Auditors until the              Mgmt          For                            For
       next AGM and authorize the Board to fix their
       fees

3.1    Re-appoint Mr. Shlomo Rudov as an Officiating             Mgmt          For                            For
       Director

3.2    Re-appoint Mr. Ran Gottfried as an Officiating            Mgmt          For                            For
       Director

3.3    Re-appoint Mr. David Gilboa as an Officiating             Mgmt          For                            For
       Director

3.4    Re-appoint Mr. Michael Garbiner as an Officiating         Mgmt          For                            For
       Director

3.5    Re-appoint Mr. Stephen Garbiner as an Officiating         Mgmt          For                            For
       Director

3.6    Re-appoint Mr. Zahavit Cohen as an Officiating            Mgmt          For                            For
       Director

3.7    Re-appoint Mr. Rami Numkin Employee representative        Mgmt          For                            For
       as an Officiating Director

3.8    Re-appoint Mr. Arieh Saban as an Officiating              Mgmt          For                            For
       Director

3.9    Re-appoint Mr. Menahem Inbar as an Officiating            Mgmt          For                            For
       Director

3.10   Re-appoint Mr. Yehuda Porat employee representative       Mgmt          For                            For
       as an Officiating Director

3.11   Re-appoint Mr. Adam Chesnoff as an Officiating            Mgmt          For                            For
       Director

3.12   Re-appoint Mr. Kihara Kiari as an Officiating             Mgmt          For                            For
       Director

3.13   Re-appoint Mr. Yoav Rubinstein as an Officiating          Mgmt          For                            For
       Director

3.14   Re-appoint Mr. Alon Shalev as an Officiating              Mgmt          For                            For
       Director

4.     Approve to issue the indemnity undertakings               Mgmt          For                            For
       to the in house legal counsel and to the spokesman
       of the Company in the same form as was approved
       by general meeting in JAN 2007 that was issued
       to the other officers the indemnity is limited
       in the aggregate for all Officers to an amount
       equal to 25 of the shareholder's Equity

5.     Approve to distribute the shareholders of a               Mgmt          For                            For
       Dividend in the amount of NIS 792 million,
       Record Date 11 MAY Ex Date 12 MAY payment date
       24 MAY 2009

6.     Approve to grant the Chairman of the Board of             Mgmt          For                            For
       a bonus in respect of 2008 in the maximum amount
       in accordance with his employment agreement,
       namely 18 month's Salary NIS 3,244,935

7.     Approve the terms of Employment of Mr. Yehuda             Mgmt          For                            For
       Porat Employee Representative Director as Director
       of the safety security division monthly salary
       NIS 33,000, 2008 bonus NIS 85,000

8.     Approve to issue the 100,000 options to Mr.               Mgmt          For                            For
       Porat with an exercise price of NIS 5.9703




--------------------------------------------------------------------------------------------------------------------------
 BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL AVIZ-JAFFA                                 Agenda Number:  701686175
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2012Q100
    Meeting Type:  EGM
    Meeting Date:  28-Sep-2008
          Ticker:
            ISIN:  IL0002300114
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A SGM. THANK YOU.                Non-Voting    No vote

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the extension of the period of the Management     Mgmt          For                            For
       Agreement with a Company connected with the
       controlling shareholder for an additional period
       of 3 years commencing 01 JAN 2009, on the same
       terms as the original management agreement

2.A    Amend the Articles of Association as up to 4              Mgmt          For                            For
       times a year, the Chairman will be empowered
       to convene urgent meetings of the Board without
       consent of all of the Directors

2.B    Amend the Articles of Association as the Security         Mgmt          For                            For
       Affairs Committee of the Board is to consist
       of 3 [instead of 2] classified Directors under
       the chairmanship of the Chairman of the Board
       who will have a second casting vote in the
       event of equality of votes

2.C    Amend the Articles of Association as transactions         Mgmt          For                            For
       in the ordinary course of business between
       the Company and Non-Director executives [including
       remuneration] may be approved by the Board
       or by a Board Committee

3.     Approve a technical amendment to the employment           Mgmt          For                            For
       agreement between the Company and the Chairman
       in respect of calculation of the amount of
       the refund due to the Chairman in respect of
       motor car expenses during the period prior
       to which the Company placed a car at the disposal
       of the Chairman

4.     Approve the entitlement of the external Directors         Mgmt          For                            For
       to refund of traveling expenses in respect
       of meetings that take place outside of the
       area of their residence

5.     Approve the distribution of a cash dividend               Mgmt          For                            For
       between the shareholders in a total amount
       of NIS 835 million; record date 12 OCT 2008;
       ex-date 13 OCT; payment 29 OCT

6.     Approve to grant of an indemnity undertaking              Mgmt          For                            For
       to Mr. Alan Gellman, deputy CEO and CFO, limited
       in the aggregate together with the other D&O
       to 25% of the shareholders' equity




--------------------------------------------------------------------------------------------------------------------------
 BHARAT ELECTRONICS LTD                                                                      Agenda Number:  701710394
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0881Q117
    Meeting Type:  AGM
    Meeting Date:  29-Sep-2008
          Ticker:
            ISIN:  INE263A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the profit and loss            Mgmt          No vote
       account for the YE 31 MAR 2008 and the balance
       sheet as at that date and the reports of the
       Directors and the Auditors thereon

2.     Approve to confirm the interim dividend and               Mgmt          No vote
       declare final dividend on equity shares

3.     Re-appoint Mr. K.G. Ramachandran as a Director,           Mgmt          No vote
       who retires by rotation

4.     Re-appoint Prof. N. Balakrishnan as a Director,           Mgmt          No vote
       who retires by rotation

5.     Re-appoint Prof. S. Sadagopan as a Director,              Mgmt          No vote
       who retires by rotation

6.     Re-appoint Prof. Ashok Jhunjhunwala as a Director,        Mgmt          No vote
       who retires by rotation

7.     Appoint Mr. Gyanesh Kumar as a Director of the            Mgmt          No vote
       Company, pursuant to Section 257 of the Companies
       Act 1956, who retires by rotation




--------------------------------------------------------------------------------------------------------------------------
 BHARAT FORGE LTD, PUNE                                                                      Agenda Number:  701662707
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y08825179
    Meeting Type:  AGM
    Meeting Date:  06-Aug-2008
          Ticker:
            ISIN:  INE465A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2008 and the profit and loss account for
       the YE 31 MAR 2008 and the reports of the Directors
       and the Auditors

2.     Declare a dividend on Preference Shares                   Mgmt          For                            For

3.     Declare a dividend on Equity Shares                       Mgmt          For                            For

4.     Re-appoint Mr. S.S.Marathe as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. S.D. Kulkarni as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Dr. Uwe Loos as a Director, who retires        Mgmt          For                            For
       by rotation

7.     Re-appoint Messrs Dalal and Shah, Chartered               Mgmt          For                            For
       Accountants, Mumbai as the Auditors of the
       Company until the conclusion of the next AGM
       of the Company and authorize the Board of Directors
       to fix their remuneration for the period

8.     Appoint Mrs. Lalita D. Gupte as a Director,               Mgmt          For                            For
       who retires by rotation

9.     Appoint Mr. Alan Spencer as a Director of the             Mgmt          For                            For
       Company, who retires by rotation

10.    Appoint Mr. Sunil K. Chaturvedi as a Director             Mgmt          For                            For
       of the Company, who retires by rotation

11.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, and 309 and other applicable provisions,
       if any, of the Companies Act, 1956 and subject
       to the approvals of the Members to the re-appointment
       of Mr. B. N. Kalyani as a Managing Director
       of the Company for a period of 5 years from
       30 MAR 2008 to 29 MAR 2013 on the terms of
       remuneration in the terms of Schedule XIII
       of the Companies Act, 1956 relating to the
       Managerial remuneration as specified; and authorize
       the Board of Directors of the Company to approve
       annual increments and to make such improvements
       in the terms of remuneration to Mr. B. N. Kalyani
       as may be permissible under and by any amendments
       of Schedule XIII to the Companies Act, 1956
       or by way of any Government guidelines or instructions,
       the intention being that no further approval
       of the Company will be required so long as
       remuneration of the Managing Director is not
       in excess of the maximum permissible under
       relevant laws, rules, regulations, guidelines
       or instructions as may be promulgated or issued
       after the date of this meeting

12.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, and 309 and other applicable provisions,
       if any, of the Companies Act, 1956 and subject
       to the approvals of the Members to the re-appointment
       of Mr. G. K. Agarwal as a Deputy Managing Director
       of the Company for a period of 5 years from
       01 APR 2008 to 31 MAR 2013 on the terms of
       remuneration in the terms of Schedule XIII
       of the Companies Act, 1956 relating to the
       Managerial remuneration as specified; and authorize
       the Board of Directors of the Company to approve
       annual increments and to make such improvements
       in the terms of remuneration to Mr. G. K. Agarwal
       as may be permissible under and by any amendments
       of Schedule XIII to the Companies Act, 1956
       or by way of any Government guidelines or instructions,
       the intention being that no further approval
       of the Company will be required so long as
       remuneration of the Managing Director is not
       in excess of the maximum permissible under
       relevant laws, rules, regulations, guidelines
       or instructions as may be promulgated or issued
       after the date of this meeting

13.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, and 309 and other applicable provisions,
       if any, of the Companies Act, 1956 and subject
       to the approvals of the Members to the appointment
       of Mr. Sunil K. Chaturvedi as a Executive Director
       of the Company for a period of 5 years from
       20 MAY 2008 to 19 MAY 2013 on the terms of
       remuneration in the terms of Schedule XIII
       of the Companies Act, 1956 relating to the
       Managerial remuneration as specified; and authorize
       the Board of Directors of the Company to make
       such improvements in the terms of remuneration
       to Mr. Sunil K. Chaturvedi as may be permissible
       under and by any amendments of Schedule XIII
       to the Companies Act, 1956 or by way of any
       Government guidelines or instructions, the
       intention being that no further approval of
       the Company will be required so long as remuneration
       of the Managing Director is not in excess of
       the maximum permissible under relevant laws,
       rules, regulations, guidelines or instructions
       as may be promulgated or issued after the date
       of this meeting

S.14   Authorize the Board: pursuant to the provisions           Mgmt          For                            For
       of Section 81 and all other applicable provisions
       of the companies act, 1956 [including any statutory
       modifications or re-enactment thereof, for
       the time being in force] and pursuant to relevant
       provisions of the securities and exchange Board
       of India [disclosure and investor protection]
       guidelines, 2000 [guidelines] as in force and
       subject to all other applicable rules, regulations
       and guidelines of the Securities and Exchange
       Board of India [SEBI], the applicable provisions
       of Foreign Exchange Management Act, 1999 [FEMA],
       Foreign Exchange Management [transfer or issue
       of security by a person resident outside India]
       regulations, 2000, and enabling provisions
       of the Memorandum and Articles of Association
       of the Company and the listing agreements entered
       into by the Company with the stock exchanges
       where the shares of the Company are listed,
       and subject to requisite approvals, consents,
       permissions and/or sanctions of SEBI, the Stock
       Exchanges, Reserve Bank of India [RBI], the
       department of industrial policy and promotion,
       Ministry of Commerce CDIPP], the Foreign Investment
       Promotion Board [FIPB], and such other statutory
       or governmental authorities as may be required,
       whether in India or outside India, [hereinafter
       collectively referred to as "appropriate authorities],
       and subject to such conditions as may be prescribed
       by any of them while granting any such approval,
       consent, permission, and/or sanction [hereinafter
       referred to as "requisite approvals], which
       may be agreed to by the Board of Directors
       of the Company [hereinafter referred to as
       the "Board" which term shall be deemed to include
       any Committee thereof which the Board may have
       constituted or hereinafter constitute to exercise
       its powers including the powers conferred by
       this resolution], at their absolute discretion
       to create, offer, issue and allot in one or
       more tranches, Non-Convertible Debenture Secured
       or unsecured, with detachable warrants convertible
       into equity shares of the Company [securities]
       on "rights" basis to the shareholders who are
       shareholders of the Company on date/s to be
       determined by the Board, through an offer document
       on such terms and conditions, as the Board
       in its sole discretion may at any time or times
       hereafter decide, for an amount not exceeding
       INR 4,000 million byway of non-convertible
       debentures and INR 4,000 million by way of
       convertible warrants inclusive of such premium/discount
       as may be decided from time to time by the
       Board; to issue and allot such number of equity
       shares as may be required to be issued and
       allotted upon conversion, redemption or cancellation
       of any such securities referred to above or
       as may be in accordance with the terms of issue/offering
       in respect of such securities and such equity
       shares shall rank pari passu with the then
       existing equity shares of the Company in all
       respects except provided otherwise under the
       terms of issue/offering and in the offer document
       and/or prospectus and/or offer letter and/or
       offering circular and/or listing particulars;
       in the event of the Company making a bonus
       issue of shares or rights issue of shares/debentures
       prior to allotment of equity shares on exercise
       of rights attached to the securities/conversion
       of securities, the holders of such securities
       shall be entitled to all bonus shares or rights
       shares/debentures, in such proportion[s] as
       may be decided by the Board at any time after
       the date of issue of the securities with rights
       attached or convertible securities subject
       to such terms and conditions as the Board may
       deem fit and proper, and also subject to the
       provisions of applicable law[s]; in consultation
       with the Lead Managers, Underwriters, Advisors
       and/or other persons as appointed for the purpose,
       to determine the form, terms and timing of
       the issue[s]/offering[s] including the Investors
       to whom the securities are to be allotted,
       issue price, face value, number of equity shares
       or other securities upon conversion or redemption
       or cancellation of securities, the price, premium
       or discount on issue/conversion of securities,
       rate of interest, period of conversion, premium
       on redemption, listing on one or more stock
       exchanges in India and/or abroad and fixing
       of record date or book closure and related
       or incidental matters, as the Board in its
       absolute discretion deem fit and accept any
       modifications in the proposal as may be required
       by the authorities in such issues in India
       and/ or Abroad; to take all actions and to
       do all such deeds, matters and things as it
       may, in its absolute discretion, deem necessary,
       desirable or expedient to the issue or allotment
       of the aforesaid securities and listing thereof
       with the Stock Exchange[s] where the Company's
       shares are listed or proposed to be listed
       and to resolve and settle all questions and
       difficulties that may arise in the proposed
       issue, offer and allotment of any of the aforesaid
       securities, utilization of the issue proceeds
       and to do all acts, deeds and things in connection
       therewith and incidental thereto as the Board
       may in its absolute discretion deem fit, without
       being required to seek any further consent
       or approval of the shareholders or otherwise
       to the end and intent that they shall be deemed
       to have given their approval thereto expressly
       by the authority of this resolution; to delegate
       all or any of the powers conferred by this
       resolution on it, to any committee of Directors
       or the Chairman or any other Director[s] or
       Officer[s] of the Company to give effect to
       this resolution

15.    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred as the Board which term
       shall be deemed to include any Committee thereof],
       pursuant to Section 293 (1)(a) and all other
       applicable provisions of the Companies Act,
       1956 [including any statutory modifications
       or re-enactment thereof, for the time being
       in force], to create such charges, mortgages
       and hypothecations, on such movable and immovable
       properties, both present and future, and in
       such manner as the Board may deem fit, together
       with power to take over the Management and
       concern of the Company in certain events, to
       or in favour of the Banks/Financial Institutions,
       other lenders and Trustees for the holders
       of the debentures/bonds and /or other instruments
       to secure rupee/foreign currency loans and/or
       the issue of debentures whether partly/fully
       convertible or non-convertible and/or with
       warrants attached [hereinafter collectively
       referred to as Loans] provided that the total
       amount of loans together with interest, compound
       interest, liquidated damages, commitment charges,
       premia on pre-payment or on redemption, costs,
       charges, expenses and all other money payable
       by the Company in respect of said Loans, shall
       not exceed INR 8,000 million, and to do all
       such acts, deeds and things, to execute all
       such documents, instruments in writing as may
       be required to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 BHARAT HEAVY ELECTRICALS LTD                                                                Agenda Number:  701689462
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0882L117
    Meeting Type:  AGM
    Meeting Date:  17-Sep-2008
          Ticker:
            ISIN:  INE257A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to accept the financial statements and            Mgmt          For                            For
       the statutory reports

2.     Approve the final dividend of INR 6.25 per share          Mgmt          For                            For

3.     Re-appoint Mr. A.K. Aggarwal as a Director                Mgmt          For                            For

4.     Re-appoint Mr. M. Gupta as a Director                     Mgmt          For                            For

5.     Re-appoint Mr. S. Datta as a Director                     Mgmt          For                            For

6.     Authorize the Board to fix remuneration of the            Mgmt          For                            For
       Auditors

7.     Appoint Mr. S. Ravi as a Director                         Mgmt          For                            For

8.     Appoint Ms. B.S. Meena as a Director                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BHARAT PETROLEUM CORP LTD                                                                   Agenda Number:  701667721
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0882Z116
    Meeting Type:  OTH
    Meeting Date:  18-Aug-2008
          Ticker:
            ISIN:  INE029A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 496650 DUE TO RECEIPT OF ACTUAL RECEORD
       DATE. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17(1) and other applicable provisions, if any,
       of the Companies Act, 1956 [Act], the existing
       Clause 3(a)(vii), sub-clause 33(eee) be renumbered
       as (eee)(i) and add sub-clause 3(eee)(ii),
       sub-clause 3(w) and sub-clause (x) to (zd)
       of the Memorandum of Associations of the Company
       as specified; approve, pursuant to Section
       149(2A) of the Companies Act, 1956 to commencing
       any or all the new business as indicated in
       sub-clauses (a)(vii), (eee)(ii) and (w) to
       (zd) of Clause 3 of the Memorandum of Association
       of the Company as specified, at such time as
       the Board may deem fit




--------------------------------------------------------------------------------------------------------------------------
 BHARAT PETROLEUM CORP LTD                                                                   Agenda Number:  701688218
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0882Z116
    Meeting Type:  AGM
    Meeting Date:  22-Sep-2008
          Ticker:
            ISIN:  INE029A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Audited profit & loss               Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as at that date and the reports of the
       Board of Directors and the Statutory Auditors
       and the comments of the Comptroller & the Auditor
       General of India, thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Shri. P. K. Sinha as a Director,               Mgmt          For                            For
       who retires by rotation in pursuance of Section
       256 of the Companies Act, 1956

4.     Re-appoint Prof A. H. Kalro as a Director, who            Mgmt          For                            For
       retires by rotation in pursuance of Section
       256 of the Companies Act, 1956

5.     Re-appoint Shri. R. K. Singh as a Director,               Mgmt          For                            For
       who retires by rotation in pursuance of Section
       256 of the Companies Act, 1956

6.     Approve, pursuant to the provisions of Section            Mgmt          For                            For
       224(8)(aa) and other applicable provisions,
       if any, of the Companies Act, 1956, remuneration
       of the Single/Joint Statutory Auditors to be
       appointed by the Comptroller & Auditor general
       of India (C&AG) under Section 619(2) of the
       said Act, and INR 16,00,000, to be paid to
       the single firm of Statutory Auditors or to
       be shared equally by the Joint Statutory Auditors,
       in case of appointment of Joint Firms of Statutory
       Auditors by the C&AG, in additional to actual
       reasonable traveling and out of pocket expenses
       and service tax as applicable, for the year
       2008-09 and also for subsequent years

7.     Appoint Ms. Rama Bijapurkar as a Director of              Mgmt          For                            For
       the Company, pursuant to the Section 257 and
       other applicable provisions of the Companies
       Act 1956

8.     Appoint Prof. S. K. Barua as a Director of the            Mgmt          For                            For
       Company, pursuant to the Section 257 and other
       applicable provisions of the Companies Act
       1956

9.     Appoint Shri S. Mohan as a Director of the Company,       Mgmt          For                            For
       pursuant to Section 257 and other applicable
       provisions of the Companies Act 1956




--------------------------------------------------------------------------------------------------------------------------
 BHARTI AIRTEL LTD                                                                           Agenda Number:  701662923
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  AGM
    Meeting Date:  01-Aug-2008
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       of the Company as at 31 MAR 2008, the profit
       and loss account, the cash flow statement for
       the YE on that date and the report of the Board
       of Directors and the Auditors thereon

2.     Re-appoint Mr. Bashir Currimjee as a Director,            Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Ms. Chua Sock Koong as a Director,             Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Rajan Bharti Mittal as a Director,         Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Rakesh Bharti Mittal as a Director,        Mgmt          For                            For
       who retires by rotation

6.     Appoint M/s. S.R. Batliboi & Associates, Chartered        Mgmt          For                            For
       Accountants, Gurgaon, as the Statutory Auditors
       of the Company from the conclusion of this
       AGM until the conclusion of the next AGM and
       authorize the Board of Directors/Audit Committee
       to fix their remuneration

7.     Appoint Mr. Mauro Sentinelli as a Director of             Mgmt          For                            For
       the Company, liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 BHARTI AIRTEL LTD                                                                           Agenda Number:  701691734
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0885K108
    Meeting Type:  OTH
    Meeting Date:  24-Sep-2008
          Ticker:
            ISIN:  INE397D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Appoint, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 258, 269, 309, 310 311, Schedule XIII
       and other applicable provisions of the Companies
       Act 1956, including any statutory modification
       or re-enactment thereof or any other law and
       subject to such consent(s), approval(s) and
       permission(s) as may be necessary in this regard
       and subject to such conditions as may be imposed
       by any authority while granting such consent(s),
       permission(s) and approval(s) and as agreed
       to by the Board of Directors [Board which term
       shall unless repugnant to the context or meaning
       thereof, be deemed to include any Committee
       thereof and any persons authorized by the Board
       in this behalf], Mr. Manoj Kohli as a Joint
       Managing Director of the Company for a further
       period of 5 years effective 01 AUG 2008, on
       the remuneration; and authorize the Board to
       vary, alter and modify the terms and conditions
       of appointment including remuneration/remuneration
       structure of Mr. Manoj Kohli as a Joint Managing
       Director within the limits prescribed as specified;
       and to do all such acts, deeds, matters and
       things as may be deemed necessary to give effect
       to the above resolution




--------------------------------------------------------------------------------------------------------------------------
 BIDVEST GROUP LTD                                                                           Agenda Number:  701711625
--------------------------------------------------------------------------------------------------------------------------
        Security:  S1201R162
    Meeting Type:  OGM
    Meeting Date:  02-Oct-2008
          Ticker:
            ISIN:  ZAE000117321
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the pro rata offer by Bidvest to Nampak
       ordinary shareholders (proposed pro rata offer)
       becoming unconditional (save for any suspensive
       conditions relating to the passing of this
       resolution), by way of a specific approval
       in terms of section 221 of the Companies Act
       1973 (Act 61 of 1973), as amended, to allot
       and issue to the Nampak ordinary shareholders,
       an aggregate number of Bidvest ordinary shares
       to fulfill its obligations in terms of such
       proposed pro rata offer subject to a maximum
       of 22 million Bidvest ordinary shares being
       issued pursuant to this resolution; approve
       that, notwithstanding anything to the contrary
       contained in the Articles of Association of
       the Company, there shall be no obligation on
       the Company to offer to its existing shareholders
       pro rata to their respective shareholdings
       in Bidvest any of the Bidvest ordinary shares
       which it is authorized to issue in terms of
       this ordinary resolution




--------------------------------------------------------------------------------------------------------------------------
 BIDVEST GROUP LTD                                                                           Agenda Number:  701743684
--------------------------------------------------------------------------------------------------------------------------
        Security:  S1201R162
    Meeting Type:  AGM
    Meeting Date:  17-Nov-2008
          Ticker:
            ISIN:  ZAE000117321
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited financial          Mgmt          For                            For
       statements of the Company and the Group for
       the EY 30 JUN 2008, together with the reports
       of the Directors and the Auditors

2.     Approve the Non-Executive Directors' remuneration         Mgmt          For                            For
       for the year ending 30 JUN 2009; Chairman:
       ZAR 490,000 per annum; Board Members: ZAR 33,000
       per annum plus ZAR 11,000 per meeting, Alternate
       Directors ZAR 16,500 per annum plus ZAR 11,000
       per meeting if attended in place of the nominated
       Director; Audit Committee Chairman ZAR 100,000
       per annum plus ZAR 25,000 per meeting, Audit
       Committee Member ZAR 36,000 per annum plus
       ZAR 15,000 per meeting, Remuneration Committee
       Chairman ZAR 50,000 per annum plus ZAR15 000
       per meeting, Remuneration Committee Member
       ZAR 15,000 per meeting, Nominations Committee
       Chairman ZAR 33, 000 per annum plus ZAR 11,000
       per meeting, Nominations Committee Member ZAR
       11,000 per meeting, Acquisitions Committee
       Chairman ZAR 40,000 per annum plus ZAR 11,000
       per meeting, Acquisitions Committee Member
       ZAR 11,000 per meeting, Risk Committee Chairman
       ZAR 50,000 per annum plus ZAR 15,000 per meeting,
       Risk Committee Member ZAR11,000 per meeting,
       Transformation Committee Chairman ZAR 15,000
       per annum plus ZAR 11,000 per meeting, Transformation
       Committee Member ZAR 11,000 per meeting; Other
       Services, to be approved by the Chief Executive
       up to a maximum in aggregate of ZAR 4 million
       per annum

3.     Re-appoint Deloitte and Touche as the Auditors            Mgmt          For                            For

4.S.1  Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       by way of a general approval, to acquire ordinary
       shares issued by the Company, in terms of sections
       85(2) and 85(3) of the Companies Act, No 61
       of 1973 [as amended] and in terms of the rules
       and requirements of the JSE Limited [the JSE],
       being that: any such acquisition of ordinary
       shares shall be effected through the order
       book operated by the JSE trading system and
       done without any prior understanding or arrangement;
       [Authority expires earlier of the Company's
       next AGM, or 15 months from the date of passing
       of this Special Resolution Number 1]; an announcement
       will be published as soon as the Company or
       any of its subsidiaries has acquired ordinary
       shares constituting, on a cumulative basis
       3% of the number of ordinary shares in issue
       prior to the acquisition pursuant to which
       the aforesaid 3% threshold is reached, and
       for each 3% in aggregate acquired thereafter,
       containing full details of such acquisitions;
       acquisitions of shares in aggregate in any
       1 FY may not exceed 20% of the Company's ordinary
       issued share capital as at the date of passing
       of this Special Resolution Number 1; in determining
       the price at which ordinary shares issued by
       the Company are acquired by it or any of its
       subsidiaries in terms of this general authority,
       the maximum premium at which such ordinary
       shares may be acquired will be 10% of the weighted
       average of the market value at which such ordinary
       shares are traded on the JSE over the 5 business
       days immediately preceding the date of repurchase
       of such ordinary shares by the Company or any
       of its subsidiaries; authorize the Company
       by its Articles of Association; at any 1 point
       in time, the Company may only appoint 1 agent
       to effect any repurchase on the Company's behalf;
       the Company's sponsor must confirm the adequacy
       of the Company's working capital for purposes
       of undertaking the repurchase of shares in
       writing to the JSE before entering the market
       to proceed with the repurchase; the Company
       remaining in compliance with the minimum shareholder
       spread requirements of the JSE listing requirements;
       and the Company and/or its subsidiaries not
       repurchasing any shares during a prohibited
       period as defined by the JSE listing requirements
       , unless a repurchase programme is in place
       where dates and quantities of shares to be
       traded during the prohibited period are fixed,
       and full details of the programme have been
       disclosed in an announcement over SENS prior
       to the commencement of the prohibited period:
       the reason for and effect of special resolution
       number 1 is to grant the Company a general
       authority in terms of the Companies Act and
       the JSE listing requirements for the repurchase
       by the Company, or a subsidiary of the Company,
       of the Company's shares

5.O.1  Authorize the Directors, to place 30 million              Mgmt          For                            For
       of the unissued shares of the Company under
       the control of the Directors, subject to the
       requirements of the JSE, to allot and issue
       up to 30 million shares in the authorized,
       but unissued share capital of the Company at
       such times, at such prices and for such purposes
       as they may determine, at their discretion,
       after setting aside so many shares as may be
       required to be allotted and issued pursuant
       to the Company's Employee Share Option Scheme

5.O.2  Authorize the Directors, that subject to the              Mgmt          For                            For
       passing of Ordinary Resolution Number 1 and
       in terms of the JSE Listing Requirements, to
       issue up to 30 million ordinary shares for
       cash, representing a class of share already
       in issue or, where this is not the case, must
       be limited to such shares or rights that are
       convertible into a class already in issue as
       and when suitable opportunities arise, subject
       to the following conditions, inter alia: [Authority
       expires earlier of the next AGM or 15 months
       from the date of this AGM]; that a press announcement
       giving full details, including the impact on
       net asset value and earnings per share, will
       be published at the time of any issue representing,
       on a cumulative basis within 1 year, 5% or
       more of the number of shares in issue prior
       to the issue/s; that the shares must be issued
       to public shareholders and not to related parties;
       that any issue in the aggregate in any 1 year
       shall not exceed 30 million of shares of the
       Company's issued ordinary share capital; and
       that, in determining the price at which an
       issue of shares will be made in terms of this
       authority, the maximum discount permitted will
       be 10% of the weighted average traded price
       of the shares over the 30 days prior to the
       date that the price of the issue is determined
       or agreed to by the Directors; in the event
       that shares have not traded in the said 30
       day period a ruling will be obtained from the
       Committee of the JSE; subject to the approval
       of the general authority proposed in terms
       of this Ordinary Resolution Number 2, and in
       terms of the listings requirements, shareholders
       by their approval of this resolution, grant
       a waiver of any pre-emptive rights to which
       ordinary shareholders may be entitled in favor
       of the Directors for the allotment and issue
       of ordinary shares in the share capital of
       the Company for cash other than in the normal
       course by way of a rights offer or a claw back
       offer or pursuant to the company's share schemes
       or acquisitions utilizing such shares as currency
       to discharge the purchase consideration, the
       proposed resolution to issue up to 30 million
       ordinary shares represents approximately 9%
       of the issued share capital of the Company
       at the date of this notice, the approval of
       a 75% majority of the votes cast by shareholders
       present or represented by proxy at the meeting
       is required for Ordinary Resolution Number
       2 to become effective

5.O.3  Approve, that the Directors of the Company shall          Mgmt          For                            For
       be entitled to pay by way of a pro rata reduction
       of share capital or share premium, in lieu
       of a dividend, an amount equal to the amount
       which the Directors of the Company would have
       declared and paid out of profits in respect
       of the Company's interim and final dividends
       for the FYE 30 JUN 2009; in terms of paragraph
       5.86 of the JSE listing requirements, any general
       payment will not exceed 20% of the Company's
       issued share capital; [Authority Expires earlier
       of the Company's next AGM or 15 months from
       the date of passing of this Ordinary Resolution
       Number 3]; before entering the market to effect
       the general repurchase [special resolution
       1] and also the general payment [ordinary resolution
       3], the Directors, having considered the effects
       of the repurchase of the maximum number of
       ordinary shares in terms of the afore going
       general authority and the general payment,
       will ensure that for a period of 12 months
       after the date of the notice of AGM; the Company
       and the Group will be able, in the ordinary
       course of business to pay its debts; the assets
       of the Company and the Group, fairly valued
       in accordance with international financial
       reporting standards, will exceed the liabilities
       of the Company and the Group; and the Company
       and the Group's ordinary share capital, reserves
       and working capital will be adequate for ordinary
       business purposes

5.O.4  Approve, that the Bidvest Conditional Share               Mgmt          For                            For
       Plan 2008 [the CSP Scheme], details of which
       are as specified; authorize the Directors of
       the Company to take all such steps as may be
       necessary for the establishment and carrying
       into effect of the CSP Scheme, including the
       allotment and issue of ordinary shares in the
       capital of the Company on the terms and conditions
       as specified in the CSP Scheme, to participants
       of the CSP Scheme, including Directors of the
       Company be and is hereby approved; adopt, the
       reason for Ordinary Resolution Number 4 is
       the Directors of the Company consider it to
       be in the best interests of the Company that
       a new Share Incentive Scheme so as to ensure
       that appropriate incentives are granted to
       employees of the Company and its subsidiaries
       to encourage and motivate continued growth
       and profitability within the Company and to
       promote the retention of the Company's employees
       approve the  75% majority of the votes cast
       by shareholders present or represented by proxy
       at the meeting is required for Ordinary Resolution
       Number 4 to become effective

5.O.5  Authorize the Directors of the Company to create          Mgmt          For                            For
       and issue convertible debentures or other convertible
       instruments in respect of 30,000,000 ordinary
       shares of 5 cents each in the capital of the
       Company, subject to a conversion premium of
       not less than 20% above the volume weighted
       traded price of the shares in the Company for
       the 3 trading days prior to pricing and to
       such conversion and other terms as they may
       determine in their sole and absolute discretion,
       but subject at all times to the listings requirements,
       A 75% majority of the votes cast by shareholders
       present or represented and voting at the general
       meeting will be required in order for Ordinary
       Resolution Number 5 to become effective; the
       specified information appears in the annual
       report of which this notice forms part, and
       is provided in terms of the JSE listing requirements
       for purposes of the general authority; at that
       time an announcement will be made detailing
       the salient features of the capital reduction
       and the Company's sponsor shall, prior to the
       implementation of the reduction, provide the
       JSE with the written working capital statement
       required in terms of the JSE listing requirements

6.1    Re-elect Mr. B.L. Berson as a Director in terms           Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.2    Re-elect Ms. L.G. Boyle as a Director in terms            Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.3    Re-elect Mr. A.A. Da Costa as a Director in               Mgmt          For                            For
       terms of the Articles of the Association, who
       retires by rotation

6.4    Re-elect Mr. A.W. Dawe as a Director in terms             Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.5    Re-elect Ms. M.B.N. Dube as a Director in terms           Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.6    Re-elect Mr. N.G. Payne as a Director in terms            Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.7    Re-elect Mr. L.P. Ralphs as a Director in terms           Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.8    Re-elect Adv FDP Tlakula as a Director in terms           Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BIG C SUPERCENTER PUBLIC CO LTD                                                             Agenda Number:  701854021
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y08886114
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  TH0280010016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the AGM for             Mgmt          For                            For
       the year 2008

2.     Approve the annual report and the financial               Mgmt          For                            For
       statements of the Company for the YE 31 DEC
       2008 audited by the Company Auditor

3.     Approve the allocation of profit, payment of              Mgmt          For                            For
       dividend and legal reserve for the year 2008

4.     Elect the Directors in place of those whom retiring       Mgmt          For                            For
       from the office by rotation

5.     Approve to fix the remuneration of the Board              Mgmt          For                            For
       of Director, Audit Committee and Good Corporate
       Governance Committee for the year 2009

6.     Appoint the Auditors of the Company and approve           Mgmt          For                            For
       to fix his and her remuneration for the year
       2009

7.     Other business [If any]                                   Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BIG C SUPERCENTER PUBLIC CO LTD                                                             Agenda Number:  701894330
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y08886114
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  TH0280010016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 545681 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to certify the minutes of the AGM for             Mgmt          For                            For
       the year 2008

2.     Approve the annual report and the financial               Mgmt          For                            For
       statements of the Company for the YE 31 DEC
       2008 audited by the Company Auditor

3.     Approve the allocation of profit, payment of              Mgmt          For                            For
       dividend and legal reserve for the year 2008

4.1    Elect Mr. Suthichart Chirathivat as a Director            Mgmt          For                            For

4.2    Elect Mr. Tos Chirathivat as a Director                   Mgmt          For                            For

4.3    Elect Mr. Viet Hung Do as a Director                      Mgmt          For                            For

4.4    Elect Mr. Strasser Arnaud Daniel Charles Joachim          Mgmt          For                            For
       as a Director

5.     Approve to fix the remuneration of the Board              Mgmt          For                            For
       of Director, Audit Committee and Good Corporate
       Governance Committee for the year 2009

6.     Appoint the Auditors of the Company and approve           Mgmt          For                            For
       to fix his and her remuneration for the year
       2009

7.     Approve the revenue recognition for the cancellation      Mgmt          For                            For
       of the dividend

8.     Other business [If any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 BIM BIRLESIK MAGAZALAR A S JT STK CO                                                        Agenda Number:  701820703
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2014F102
    Meeting Type:  OGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  TREBIMM00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening, elect the Chairman of the Council and            Mgmt          No Action
       authorize the Council of meeting to sign the
       minutes of the meeting of the OGM

2.     Receive the reports of the Board of Directors,            Mgmt          No Action
       Audit Committee and the Independent External
       Auditing Firm concerning the 2008 year activities

3.     Receive the year 2008 balance sheet and income            Mgmt          No Action
       statement

4.     Approve the decision on the 2008 dividend payment         Mgmt          No Action

5.     Approve the decision on the acquittal of the              Mgmt          No Action
       Members of the Board of Directors and Auditors
       regarding their facilities during the year
       2008

6.     Elect the new Members of the Board of Directors           Mgmt          No Action
       and approve to determine the attendance rights
       which will be paid to them

7.     Elect the Auditors instead of the 2 Auditors              Mgmt          No Action
       whose service periods are terminated and approve
       to determine the fees which will be paid to
       them for 1 year

8.     Approve the presentation of information on the            Mgmt          No Action
       charitable donations and aids of the Company
       during the year 2008

9.     Approve, in accordance with the regulations               Mgmt          No Action
       of the Capital Markets Board related with the
       Independent External Auditing, the Independent
       Auditing Firm selected by the Board of Directors

10.    Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BIOCON LTD                                                                                  Agenda Number:  701649684
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0905C102
    Meeting Type:  AGM
    Meeting Date:  17-Jul-2008
          Ticker:
            ISIN:  INE376G01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2008 and the audited profit
       & loss account for the YE on that date together
       with the reports of the Directors and the Auditors
       thereon

2.     Approve the payment of the dividend of 60% i.e.           Mgmt          For                            For
       INR 3.00 per equity share of INR 5 each for
       the YE 31 MAR 2008 and a special dividend of
       40% i.e. INR 2.00 per equity share of INR 5.00
       each

3.     Re-appoint Dr. Bala S Manian as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Dr. Neville C Bain as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Re-appoint M/s S.R. Batliboi & Associates, Chartered      Mgmt          For                            For
       Accountants as the Statutory Auditors to hold
       office from the conclusion of this AGM until
       the conclusion of the next AGM and authorize
       the Board of Directors to fix their remuneration

6.     Approve, pursuant to the provisions of Section            Mgmt          For                            For
       16, 94 and other applicable provisions if any
       of the Companies Act, 1956, [including any
       statutory modification or re-enactment thereof
       for the time being in force] and Article 20
       of the Articles of Association of the Company,
       authorized share capital of the Company of
       INR 60,00,00,000 divided into 12,00,00,000
       equity shares of INR 5 to INR 110,00,00,000
       divided into 22,00,00,000 equity shares of
       INR 5; the Memorandum of Association of the
       Company be altered by substituting the exiting
       Clause V thereof by the Clause V the authorized
       share capital of the Company is INR 110,00,00,000
       divided into 22,00,00,000 equity shares of
       INR 5 each and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such Directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.7    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       31 and all other applicable provisions if any
       of the Companies Act, 1956, [including any
       statutory modification or re-enactment thereof
       for the time being in force] the existing Articles
       of Association of the Company be altered by
       substituting the existing Article 7 the authorized
       share capital of the Company of INR 110,00,00,000
       divided into 22,00,00,000 equity shares of
       INR 5 each and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.8    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the relevant provisions of the
       Companies Act, 1956 the Foreign Exchange Management
       Act, 1999 guidelines issued by the securities
       and exchange Board of India, other applicable
       statues and provisions, if any the Memorandum
       and Articles of Association of the Company
       and the Listing Agreements entered into by
       the Company with the stock exchanges where
       shares of the Company are listed, recommendations
       of the Board of the Directors and subject to
       the approvals, if any required from the regulatory
       authorities, consent of the Members for capitalization
       of such sum standing to the credit of the Company's
       profit and loss account/general reserve account/securities premium account as may be necessary for the
       purpose of issue of fully paid up bonus shares
       of INR 10 each to the Members whose names appear
       on the register of Members as on such record
       date to be hereafter fixed by the Board, in
       the proportion of 1 bonus share for every 1
       existing fully paid up equity share held by
       or allotted to such Member as on the record
       date; all such new shares as and when issued
       shall rank pari passu in all respects, with
       the existing equity shares of the Company and
       authorize the Board for the purpose of giving
       effect to the Resolution to do all such acts,
       deeds, matters and things and execute all such
       documents, instruments and writings as may
       be required and as it may in its sole and absolute
       discretion deem necessary expedient or incidental
       in regard to issue of bonus shares, including
       but without limitation to filing of any documents
       with the registrar of Companies, securities
       and exchange Board of India, stock exchanges
       where shares of the Company are listed, depositories
       and/or other concerned authorities, applying
       and seeking necessary listing approvals from
       the stock exchanges




--------------------------------------------------------------------------------------------------------------------------
 BIOFARM SA, BUCHAREST                                                                       Agenda Number:  701845490
--------------------------------------------------------------------------------------------------------------------------
        Security:  X07257102
    Meeting Type:  OGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  ROBIOFACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       16 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the 2008 financial statements                     Mgmt          For                            For

2.     Grant discharge to the Administrators                     Mgmt          For                            For

3.     Approve the 2009 income and expenses budget               Mgmt          For                            For

4.     Approve the 2009 Investment Plan                          Mgmt          For                            For

5.     Appoint the Financial Auditor                             Mgmt          For                            For

6.     Approve the proposed record date 06 MAY 2009              Mgmt          For                            For

7.     Approve to mandate Mr. Danut Vasile to sign               Mgmt          For                            For
       all related OGM documents




--------------------------------------------------------------------------------------------------------------------------
 BIOTON S.A., WARSZAWA                                                                       Agenda Number:  701837063
--------------------------------------------------------------------------------------------------------------------------
        Security:  X07308111
    Meeting Type:  EGM
    Meeting Date:  06-Apr-2009
          Ticker:
            ISIN:  PLBIOTN00029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening the meeting                                       Mgmt          No Action

2.     Appoint the meeting's Chairman                            Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Appoint the Scrutiny Commission                           Mgmt          No Action

5.     Adopt the resolution on increasing the share              Mgmt          No Action
       capital excluding rights issue of existing
       shareholders

6.     Adopt the resolution on increasing the share              Mgmt          No Action
       capital excluding rights issue of existing
       shareholders and issue of subscription warrants
       excluding rights issue of existing shareholders

7.     Adopt the resolution on increasing the share              Mgmt          No Action
       capital excluding rights issue of existing
       shareholders and issue of subscription warrants
       excluding rights issue of existing shareholders
       for certain Management Board's Members or Company's
       Employees

8.     Adopt the resolution on amendments to the Company's       Mgmt          No Action
       statute text in order to authorize the Management
       Board to increase the share capital

9.     Approve the changes in the Supervisory Board's            Mgmt          No Action
       Members

10.    Adopt the resolution on amendments to resolution          Mgmt          No Action
       no. 26 from the EGM held on 30 JUN 2006

11.    Authorize the Supervisory Board to determine              Mgmt          No Action
       the Company's statute text

12.    Closing the meeting                                       Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BIOTON S.A., WARSZAWA                                                                       Agenda Number:  702002851
--------------------------------------------------------------------------------------------------------------------------
        Security:  X07308111
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  PLBIOTN00029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to check the validity of the meeting              Mgmt          No Action
       and its ability to adopt valid resolutions

4.     Elect the Vote Counting Committee                         Mgmt          No Action

5.     Approve the Management Board's report on the              Mgmt          No Action
       Company's activity and the financial statement

6.     Approve the Management Board's report on capital          Mgmt          No Action
       Group's activity and the consolidated financial
       statement

7.     Approve the Supervisory Board's reports                   Mgmt          No Action

8.     Approve the covering of loss                              Mgmt          No Action

9.     Grant discharge to the Members of the Management          Mgmt          No Action
       Board

10.    Grant discharge to the Members of the Supervisory         Mgmt          No Action
       Board

11.    Amend the Articles of Association regarding               Mgmt          No Action
       authorization to the Management Board to increase
       the share capital within the target capital,
       with possibility of depriving shareholders
       of preemptive rights

12.    Approve the changes to the composition of the             Mgmt          No Action
       Supervisory Board

13.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BOE TECHNOLOGY GROUP CO LTD                                                                 Agenda Number:  701670425
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0920M119
    Meeting Type:  EGM
    Meeting Date:  15-Aug-2008
          Ticker:
            ISIN:  CNE000000R44
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to adjust and change the use of partial           Mgmt          For                            For
       raised proceeds

2.     Amend the Company's Articles of Association               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BOE TECHNOLOGY GROUP CO LTD                                                                 Agenda Number:  701763460
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0920M119
    Meeting Type:  EGM
    Meeting Date:  25-Nov-2008
          Ticker:
            ISIN:  CNE000000R44
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the investment in the construction of             Mgmt          For                            For
       a project

2.     Approve the Company's qualification for Non-Public        Mgmt          For                            For
       A-share Offering

3.     Approve the Company's Plan for Non-Public A-share         Mgmt          For                            For
       Offering

4.     Approve the signing of conditioned share subscription     Mgmt          For                            For
       agreement with strategic investors

5.     Approve the feasibility report on the projects            Mgmt          For                            For
       to be funded by raised proceeds

6.     Approve the statement on the use of previous              Mgmt          For                            For
       raised proceeds

7.     Approve the equity interest to be entitled among          Mgmt          For                            For
       all shareholders

8.     Authorize the Board for matters dealing with              Mgmt          For                            For
       the above Non-Public Offering




--------------------------------------------------------------------------------------------------------------------------
 BOE TECHNOLOGY GROUP CO LTD                                                                 Agenda Number:  701786672
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0920M119
    Meeting Type:  EGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  CNE000000R44
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Independent Directors                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BOE TECHNOLOGY GROUP CO LTD                                                                 Agenda Number:  701916287
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0920M119
    Meeting Type:  AGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  CNE000000R44
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 working report of the Board              Mgmt          For                            For
       of Director's

2.     Approve the 2008 working report of the Supervisory        Mgmt          For                            For
       Committee

3.     Approve the 2008 annual report and its abstract           Mgmt          For                            For

4.     Approve the 2008 financial resolution report              Mgmt          For                            For
       and 2009 Working Plan

5.     Approve the 2008 Profit Distribution Plan: 1)             Mgmt          For                            For
       cash dividend/10 shares (tax included): CNY
       0.0000; 2) bonus issue from profit (share/10
       shares): none; 3) bonus issue from capital
       reserve (share/10 shares): none

6.     Approve the Loan Quota                                    Mgmt          For                            For

7.     Elect the Board of Director's                             Mgmt          For                            For

8.     Approve the 2009 continuing related transactions          Mgmt          For                            For

9.     Appoint the Company's Audit Firm                          Mgmt          For                            For

10.    Approve the loan guarantee for a subsidiary               Mgmt          For                            For

11.    Amend the Companies Articles of Association               Mgmt          For                            For

12.    Approve the Restructuring Syndicate Loan of               Mgmt          For                            For
       a subsidiary




--------------------------------------------------------------------------------------------------------------------------
 BOMBAY DYEING & MANUFACTURING CO LTD                                                        Agenda Number:  701676908
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0922X147
    Meeting Type:  AGM
    Meeting Date:  02-Sep-2008
          Ticker:
            ISIN:  INE032A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and profit and loss account
       for the YE on that date and the reports of
       the Directors and the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. A. K. Hirjee as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. R. N. Tata as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. S. S. Kelkar as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Appoint, subject to the provisions fo Section             Mgmt          For                            For
       224,225 and other applicable provision, if
       any, of the Companies Act, 1956; Messrs. Kalyaniwalla
       & Mistry, Chartered Accountants, as the Auditors
       of the Company to hold office from the conclusion
       of this AGM until the conclusion of the next
       AGM of the Company, in place of the retiring
       Auditor, Messrs A.F. Ferguson & Co. Chartered
       Accountants, to examine and audit the accouts
       of the Company for the FY 2008-09, at such
       remuneration as may be mututally agreed upon
       between the Board of Directors of the Company
       and the Auditors, plus service tax and cut-of-pocket
       expenses

S.7    Approve that in further modification of the               Mgmt          For                            For
       resolution passed by the Company at the 124
       [AGM] held on 23 JUL 2004, as modify by the
       resolution passed at the 126 AGM held 27 JUL
       2006, notwithstanding anything to the country
       contained in his Service Agreement dated 01
       SEP 2004, and the revised terms of remuneration
       approved at 126 AGM, where in any FY during
       the currency of the tenure of Mr. P. V. Kuppuswamy
       as a Joint Managing Director, the Company has
       no profits or its profit are inadequate, the
       Company will pay to Mr. P. V. Kuppuswamy for
       a period not exceeding 3 years or the residual
       tenure of his appointment whichever is lower,
       remuneration by way of salary and perquisites
       and allowances as determined from time to time
       by the Board of Directors including the Remuneration/Compensation
       Committee pursuant to the authority vested
       in them in terms of the resolution passed at
       the 126 AGM as aforesaid, subject to compliance
       with the applicable provisions of Schedule
       XIII to the Companies Act, 1956, if and to
       the extent necessary, with the approval of
       the Central Government

S.8    Approve that in further modification of the               Mgmt          For                            For
       resolution passed by the Company at the 124
       [AGM] held on 23 JUL 2004, as modify by the
       resolution passed at the 126 AGM held 27 JUL
       2006, notwithstanding anything to the country
       contained in his Service Agreement dated 01
       SEP 2004, and the revised terms of remuneration
       approved at 126 AGM, where in any FY during
       the currency of the tenure of Mr. Ness N. Wadia
       as a Joint Managing Director, the Company has
       no profits or its profit are inadequate, the
       Company will pay to Mr. Ness N. Wadia for a
       period not exceeding 3 years or the residual
       tenure of his appointment whichever is lower,
       remuneration by way of salary and perquisites
       and allowances as determined from time to time
       by the Board of Directors including the Remuneration/Compensation
       Committee pursuant to the authority vested
       in them in terms of the resolution passed at
       the 126 AGM as aforesaid, subject to compliance
       with the applicable provisions of Schedule
       XIII to the Companies Act, 1956, if and to
       the extent necessary, with the approval of
       the Central Government

S.9    Approve that in partial modification of the               Mgmt          For                            For
       resolution passed by the Company at the 126
       [AGM] held on 27 JUL 2006, notwithstanding
       anything to the country contained in his Service
       Agreement dated 14 SEP 2006, where in any FY
       during the currency of the tenure of Mr. S.
       K. Gupta as a Executive Director, the Company
       has no profits or its profit are inadequate,
       the Company will pay to Mr. S. K. Gupta for
       a period not exceeding 3 years or the residual
       tenure of his appointment whichever is lower,
       remuneration by way of salary and perquisites
       and allowances as determined from time to time
       by the Board of Directors including the Remuneration/Compensation
       Committee pursuant to the authority vested
       in them in terms of the resolution passed at
       the 126 AGM as aforesaid, subject to compliance
       with the applicable provisions of Schedule
       XIII to the Companies Act, 1956, if and to
       the extent necessary, with the approval of
       the Central Government




--------------------------------------------------------------------------------------------------------------------------
 BOMBRIL S A                                                                                 Agenda Number:  701720371
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1772J105
    Meeting Type:  EGM
    Meeting Date:  14-Oct-2008
          Ticker:
            ISIN:  BRBOBRACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON THIS ITEM. THANK YOU.

1.     Ratify the acquisition, by the Company, of all            Mgmt          For                            For
       the shares representative of the share capital
       of Milana Industrial E Comercial Brasileira
       De Saneantes LTDA and of Milana Trade Administracao
       E Comercio LTDA., which is the object of the
       quota purchase and Sale Agreement and other
       convenants signed on 26 AUG 2008, in accordance
       with a material fact disclosed to the market
       on 27 AUG 2008




--------------------------------------------------------------------------------------------------------------------------
 BOMBRIL S A                                                                                 Agenda Number:  701896358
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1772J105
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  BRBOBRACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ALL ITEMS. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve to take the accounts of the Director's,           Mgmt          For                            For
       to examine, discuss and vote the financial
       statements relating to F YE 31 DEC 2008

2.     Elect the Members of the Finance Committee                Mgmt          For                            For

3.     Approve to set the Director's global remuneration         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BOSCH LTD                                                                                   Agenda Number:  701710724
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6139L131
    Meeting Type:  OTH
    Meeting Date:  15-Oct-2008
          Ticker:
            ISIN:  INE323A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Authorize the Board of Directors of the Company           Mgmt          For                            For
       (hereinafter referred to as 'Board' which expression
       shall also include the Committee of Board of
       Directors duly constituted by the Board for
       the purpose), in terms of Section 77A of the
       Companies Act 1956, the Securities and Exchange
       Board of India (Buy-back of Securities) Regulations,
       1998 and/or any modification or re-enactment
       thereof and Article 12 of the Articles of Association
       of the Company as amended up to date and subject
       to such other approvals as may be necessary,
       to buy-back up to such number of equity shares
       of the Company from the existing shareholders
       from open market "through the Stock Exchange",
       in the aggregate not exceeding such percentage
       of the existing paid up equity capital of the
       Company at a price not exceeding INR 4,500
       per equity share, to be financed out of the
       free reserves of the Company, such that the
       aggregate consideration for the shares bought
       back shall not exceed 25% of the capital and
       free reserves of the Company; that the buy-back
       of shares from Non-resident shareholders, shareholders
       of foreign nationality etc., shall be subject
       to such approval of The Reserve Bank of India,
       if any, as may be required under The Foreign
       Exchange Management Act, 1999; and that any
       buy-back pursuant to this resolution shall
       be completed within 12 months of passing of
       this resolution by shareholders or such period
       as may be permitted under applicable laws;
       and authorize the Board or a Committee of Directors
       duly constituted by the Board to take all necessary
       steps, actions as required for implementing
       this buy-back proposal as aforesaid; and authorize
       the Board or a Committee of Directors duly
       constituted by the Board, for the purpose of
       giving effect to the above Resolution for buy-back
       of equity shares, to give such direction as
       necessary/desirable and to settle such questions/difficulties whatsoever, including questions/difficulties
       in connection with any deceased or insolvent
       shareholder or a shareholder suffering from
       any disability or in respect of any shares
       which are or may be subject to restraint by
       any court or other authorities as the case
       may be




--------------------------------------------------------------------------------------------------------------------------
 BOSCH LTD                                                                                   Agenda Number:  701935681
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6139L131
    Meeting Type:  AGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  INE323A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at YE 31 DEC 2008, profit & loss account
       for the YE on that date report of the Directors
       and the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-elect Dr. B. Bohr, Mr. B. Muthuraman, Mrs.             Mgmt          For                            For
       Renu S Karnad as Directors, who retires by
       rotation

4.     Re-appoint Messrs. Price Waterhouse & Co., Chartered      Mgmt          For                            For
       Accountants, as the Auditors of the Company
       for the FYE 31 DEC 2009, to hold office until
       the conclusion of the next AGM on remuneration
       to be fixed by the Board of Directors

5.     Appoint Mr. Prasad Chandran as a additional               Mgmt          For                            For
       Director of the Company by the Board of Directors
       at their meeting held on 11 DEC 2008, pursuant
       to Article 85A of the Articles of Association
       of the Company and Section 260 of the Companies
       Act, 1956

6.     Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Sections 198, 269, 309 and 310 and other
       applicable provisions, if any, of the Companies
       Act, 1956, read with Schedule XIII of the said
       Act, the service award granted to Dr. F. Allerkamp
       [formerly Joint Managing Director up to 31
       DEC 2008] as per Bosch Group policy, on his
       completing 25 years of service on 01 JUL 2008
       i.e. whilst in office as a Joint Managing Director,
       in rupees equivalent to EUR 15,925




--------------------------------------------------------------------------------------------------------------------------
 BOTSWANA INSURANCE HOLDINGS LTD                                                             Agenda Number:  702022233
--------------------------------------------------------------------------------------------------------------------------
        Security:  V12258105
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  BW0000000033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To read the notice convening the meeting                  Non-Voting    No vote

O.1    Approve and adopt the audited financial statements        Mgmt          For                            For
       for the YE 31 DEC 2008 together with the reports
       of the Statutory Actuary and the Auditors

O.2    Approve the dividends declared by the Directors           Mgmt          For                            For
       on 14 AUG 2008 and 12 FEB 2009

O.3    Elect Messrs: V. Senye, F. Kellerman and M.               Mgmt          For                            For
       Dawses as the Directors who retires by rotation
       in accordance with the provisions of the Articles
       of Associations of the Company

O.4    Approve the remuneration of the Chairman and              Mgmt          For                            For
       the Non-Executive Directors

O.5    Appoint Ernst &Young as the Auditors for the              Mgmt          For                            For
       ensuring year and approve their remuneration
       for the past year audit

6.S.1  Approve the amendment to the rules of the existing        Mgmt          For                            For
       Employee share scheme, the introduction of
       the conditional Share Plan [CSP] and ratify
       the 5 million shares bought as an advance purchase
       scheme in SEP 2008




--------------------------------------------------------------------------------------------------------------------------
 BRADESPAR SA, SAO PAULO                                                                     Agenda Number:  701921000
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1808W104
    Meeting Type:  MIX
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRBRAPACNPR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM 5 AND 6 ONLY. THANK YOU.

1.     Amend the Articles                                        Non-Voting    No vote

2.     Transfer funds from one reserve account to another        Non-Voting    No vote
       annual meeting agenda

3.     Accept financial statements and statutory reports         Non-Voting    No vote
       for FYE 31 DEC 2008

4.     Approve allocation of income and dividends                Non-Voting    No vote

5.     Elect the Directors                                       Mgmt          No vote

6.     Elect the Fiscal Council Members and approve              Mgmt          No vote
       their remuneration

7.     Approve remuneration of Executive Officers and            Non-Voting    No vote
       Non-Executive Directors




--------------------------------------------------------------------------------------------------------------------------
 BRASIL TELECOM PARTICIPACOES S A                                                            Agenda Number:  701797310
--------------------------------------------------------------------------------------------------------------------------
        Security:  P18430168
    Meeting Type:  EGM
    Meeting Date:  17-Feb-2009
          Ticker:
            ISIN:  BRBRTPACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

1.     Approve to decide concerning the replacement              Mgmt          For                            For
       of the Members of the Board of Directors appointed
       by the controlling shareholders, with the election
       of New Members to serve the remainder of the
       term in office

2.     Approve to decide concerning the election of              Mgmt          For                            For
       the Chairperson and of the Vice Chairperson
       of the Board of Directors

3.     Approve to decide concerning the replacement              Mgmt          For                            For
       of the Members of the Fiscal Committee appointed
       by the shareholders of common shares, with
       the election of New Members to serve the remainder
       of the term in office

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BRASIL TELECOM PARTICIPACOES S A                                                            Agenda Number:  701838813
--------------------------------------------------------------------------------------------------------------------------
        Security:  P18430168
    Meeting Type:  EGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  BRBRTPACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve to set the total amount of remuneration           Mgmt          For                            For
       of the administrators of the Company




--------------------------------------------------------------------------------------------------------------------------
 BRASIL TELECOM PARTICIPACOES S A                                                            Agenda Number:  701838837
--------------------------------------------------------------------------------------------------------------------------
        Security:  P18430168
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  BRBRTPACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

1.     Receive the Director's accounts, to examine,              Mgmt          For                            For
       and approve the Board of Directors' report,
       the Company's consolidated financial statements
       for the FYE 31 DEC 2008

2.     Approve the allocation of the result of the               Mgmt          For                            For
       FY, the distribution of dividends and the payment
       of interest over capital

3.     Approve the capital budget for the year 2009              Mgmt          For                            For

4.     Elect the principal and substitute Members of             Mgmt          For                            For
       the fiscal Committee, and setting the individual
       remuneration of its Members




--------------------------------------------------------------------------------------------------------------------------
 BRASIL TELECOM PARTICIPACOES S A                                                            Agenda Number:  701838849
--------------------------------------------------------------------------------------------------------------------------
        Security:  P18430101
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  BRBRTPACNPR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM 4 ONLY. THANK YOU.

1.     To take knowledge of the Director's accounts,             Non-Voting    No vote
       to examine, discuss and approve the Board of
       Director's report, the Company's consolidated
       financial statements for the FY ending 31 DEC
       2008

2.     To decide on the allocation of the result of              Non-Voting    No vote
       the FY, the distribution of dividends and the
       payment of interest over capital

3.     To approve the proposal for the capital budget            Non-Voting    No vote
       for the year 2009

4.     Elect the Principal and substitute Members of             Mgmt          For                            For
       the fiscal Committee, setting the individual
       remuneration of its Members




--------------------------------------------------------------------------------------------------------------------------
 BRASIL TELECOM S A                                                                          Agenda Number:  701838801
--------------------------------------------------------------------------------------------------------------------------
        Security:  P18445158
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  BRBRTOACNPR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT THE PREFERED SHAREHOLDERS CAN            Non-Voting    No vote
       VOTE ON ITEM 4 ONLY. THANK YOU.

1.     To take knowledge of the Director's accounts,             Non-Voting    No vote
       to examine, discuss and approve the Board of
       Directors report, the Companies consolidated
       financial statements for the FYE 31 DEC 2008

2.     To decide on the allocation of the result of              Non-Voting    No vote
       the FY, the distribution of dividends and the
       payment of interest over capital

3.     To approve the proposal for the capital budget            Non-Voting    No vote
       for the year 2009

4.     Elect the principal and substitute Members of             Mgmt          For                            For
       the fiscal Committee, setting the individual
       remuneration of its Members




--------------------------------------------------------------------------------------------------------------------------
 BRASKEM S A                                                                                 Agenda Number:  701874958
--------------------------------------------------------------------------------------------------------------------------
        Security:  P18533110
    Meeting Type:  AGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  BRBRKMACNPA4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM 2 ONLY. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     To take knowledge of the Director's accounts,             Non-Voting    No vote
       to examine, discuss and approve the Board of
       Director's report, Company's consolidated financial
       statements and explanatory notes for the FYE
       31 DEC 2008 , and the destination of the YE
       results

2.     Elect the Member's of the Finance Committee               Mgmt          For                            For

3.     To set the global remuneration of the Board               Non-Voting    No vote
       of Director's and to set the global remuneration
       of the Member's of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 BRD-GROUPE SOCIETE GENERALE ROMANIAN BANK FOR DEVELOPMENT, BUCHAREST                        Agenda Number:  701880305
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0300N100
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ROBRDBACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approval the individual financial statements              Mgmt          For                            For
       of the Bank as at 31 DEC 2008 [elaborated in
       compliance with the local accounting standards],
       as well as of the consolidated annual financial
       statements [made in compliance with the International
       Financial Reporting Standards], based on the
       reports presented by the Board of Directors
       and on the opinions of the Financial Auditor
       of the Bank

2.     Grant discharge the administrative of the Directors       Mgmt          For                            For
       for the FY 2008

3.     Approval the profit allocation and setting of             Mgmt          For                            For
       the dividend on 2008 [the proposed gross dividend
       is of 0.72828 lei / share], dividends will
       be paid within maximum 2 months since the date
       of the general meeting

4.     Approve the income and expenditure budget for             Mgmt          For                            For
       2009 and of the business plan for the FY 2009

5.     Approval the remuneration due to the Non-Executive        Mgmt          For                            For
       Directors for the FY 2009, as well as of the
       general limits for the Directors' and Officers'
       additional remunerations

6.     Appoint the Financial Auditor of the Bank for             Mgmt          For                            For
       2009 and approve to determine the Audit contract
       duration

7.     Approve the 15 MAY 2009 as registration date              Mgmt          For                            For
       for the identification of the shareholders
       who will benefit from dividends and who will
       be affected by the decisions of the general
       meeting of the shareholders




--------------------------------------------------------------------------------------------------------------------------
 BRD-GROUPE SOCIETE GENERALE ROMANIAN BANK FOR DEVELOPMENT, BUCHAREST                        Agenda Number:  701880317
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0300N100
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ROBRDBACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the amendment and completion of the               Mgmt          For                            For
       Articles of Incorporation of BRD-Groupe Societe
       Generale, according to the propositions in
       the Convocation Annex, as well as the delegation
       of power to Mr. Patrick Gelin, Chairman-CEO
       of the Bank, to sign the Addendum to the Articles
       of Incorporation and the updated form of the
       Articles of Incorporation which will contain
       all the modifications occurred

2.     Approve the bond issues in the period 2009-2010,          Mgmt          For                            For
       within a maximum ceiling of EUR 600 million
       or the equivalent in lei or another foreign
       currency, in the conditions specified in the
       note made available to the shareholders; the
       Board of Directors will enforce this decision
       and set the individual parameters of each issue

3.     Approve the registration date as 15 MAY 2009,             Mgmt          For                            For
       according to Article 238 in Law no 297/2004
       on the capital market




--------------------------------------------------------------------------------------------------------------------------
 BRE BANK S.A., WARSZAWA                                                                     Agenda Number:  701701078
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0742L100
    Meeting Type:  EGM
    Meeting Date:  27-Oct-2008
          Ticker:
            ISIN:  PLBRE0000012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the meeting's Chairman                            Mgmt          No Action

3.     Appoint the Scrutiny Commission                           Mgmt          No Action

4.     Approve the speech of the Chairman of the BRE             Mgmt          No Action
       Bank S.A

5.1    Approve the confirmation of the appointment               Mgmt          No Action
       of Mr. Andre Carls as a Member of the Supervisory
       Board

5.2    Approve to determine the Employee Programme               Mgmt          No Action
       Rules by Bank S.A

5.3    Approve the issue of the Company's bonds with             Mgmt          No Action
       the priority to subscribe the Company's shares
       and exclusion of the preemptive rights of the
       existing shareholders

5.4    Amend the Articles of Association                         Mgmt          No Action

6.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BRE BANK S.A., WARSZAWA                                                                     Agenda Number:  701814750
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0742L100
    Meeting Type:  EGM
    Meeting Date:  16-Mar-2009
          Ticker:
            ISIN:  PLBRE0000012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the Meeting                                    Mgmt          No Action

2.     Elect the Chairperson of the Meeting                      Mgmt          No Action

3.     Elect the Vote Counting Committee                         Mgmt          No Action

4.     Approve the statement by the President of the             Mgmt          No Action
       Management Board of BRE Bank SA, presentation
       of the report by the Management Board on the
       business of BRE Bank SA and the financial statements
       of BRE Bank SA for the FY 2008

5.     Approve the statement by the Chairperson of               Mgmt          No Action
       the Supervisory Board of BRE Bank SA and presentation
       of the report of the Supervisory Board and
       the present position of BRE Bank SA

6.     Approve to review the report of the Management            Mgmt          No Action
       Board of BRE Bank SA, report of the Supervisory
       Board of BRE Bank SA and financial statements
       of BRE Bank SA for 2008

7.     Approve to review the consolidated financial              Mgmt          No Action
       statements of the Capital Group of the BRE
       Bank SA for 2008

8.1    Approve the report of the Management Board of             Mgmt          No Action
       BRE Bank SA and the financial statements of
       BRE Bank SA for 2008

8.2    Approve to distribute the 2008 profit                     Mgmt          No Action

8.3    Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.4    Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.5    Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.6    Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.7    Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.8    Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.9    Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.10   Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.11   Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.12   Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.13   Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.14   Grant discharge of duties for Members of the              Mgmt          No Action
       Management Board of BRE Bank SA

8.15   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.16   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.17   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.18   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.19   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.20   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.21   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.22   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.23   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.24   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.25   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.26   Grant discharge of duties for Members of the              Mgmt          No Action
       Supervisory Board of BRE Bank SA

8.27   Approve the consolidated financial statements             Mgmt          No Action
       of the Capital Group of BRE Bank for 2008

8.28   Amend the By laws of BRE Bank SA                          Mgmt          No Action

8.29   Approve to determine the number of Members of             Mgmt          No Action
       the Supervisory Board of BRE Bank SA

8.30   Appoint a Member of the Supervisory Board of              Mgmt          No Action
       BRE Bank SA

8.31   Appoint an Auditor to audit the financial statements      Mgmt          No Action
       of BRE Bank SA and the BRE Bank Capital Group
       for 2009

9.     Closing of the Meeting                                    Mgmt          No Action

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No Action
       IN MEETING TYPE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BRITISH AMERICAN TOBACCO (MALAYSIA) BHD                                                     Agenda Number:  701857584
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0971P110
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  MYL4162OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008 and the reports of the
       Directors and the Auditors thereon

2.     Approve to sanction the declaration and payment           Mgmt          For                            For
       of a final dividend

3.     Re-elect Mr. Datuk Oh Chong Peng as a Director            Mgmt          For                            For
       of the Company who retires by rotation, in
       accordance with the Articles 97[1] and [2]
       of the Company's Articles of the Association

4.     Re-elect Mr. Jack Marie Henry David Bowles as             Mgmt          For                            For
       a Director of the Company who retires by rotation,
       in accordance with the Articles 97[1] and [2]
       of the Company's Articles of the Association

5.     Re-appoint Dato' Ahmad Johari Bin Tun Abdul               Mgmt          For                            For
       Razak as a Director of the Company who retires
       in accordance with the Articles 103 of the
       Company's Articles of the Association

6.     Re-appoint Mr. William Toh Ah Wah as a Director           Mgmt          For                            For
       of the Company who retires in accordance with
       the Articles 103 of the Company's Articles
       of the Association

7.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

8.     Approve, subject to the provisions of the Listing         Mgmt          For                            For
       Requirements of Bursa Malaysia Securities Berhad,
       to the Company and/or its subsidiaries [British
       American Tobacco Malaysia Group] to enter into
       and give effect to recurrent transactions of
       a revenue or trading nature [Recurrent RPTs]
       of British American Tobacco Malaysia Group
       with Related Parties [as defined in the Listing
       Requirements of Bursa Malaysia Securities Berhad]
       as specified in paragraph 2.2 of the Circular
       to Shareholder dated 23 MAR 2009 which are
       necessary for the British American Tobacco
       Malaysia Group's day to day operations, provided
       that: [i] the transactions are in the ordinary
       course of business and on normal commercial
       terms which are not more favorable to the related
       parties than those generally available to the
       public and are not to the public and are not
       to the detriment of the minority shareholders
       of the Company; and ; [ii] disclosure of the
       aggregated conducted during a FY will be made
       in the annual report for the said FY; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company following the AGM or
       the expiration of the period within which the
       next AGM of the Company after the forthcoming
       AGM is required to be held pursuant to Section
       143[1] of the Companies Act 1965 [but shall
       not extend to such extension as may be allowed
       pursuant to Section 143[2] of the Companies
       Act, 1965]; and authorize the Directors of
       the Company and/or its subsidiaries to complete
       and do all such acts and things as they may
       consider expedient or necessary in the best
       interest of the Company [including executing
       all such documents as may be required] to give
       effect to the transactions as authorized by
       this Ordinary Resolutions

9.     Re-appoint Mr. Tan Sri Abu Talib bin Othman               Mgmt          For                            For
       as a Director of the Company, who retires pursuant
       to Section 192[2] of the Act, to hold Office
       until the conclusion of the next AGM of the
       Company

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BRITISH AMERN TOB PLC                                                                       Agenda Number:  701876712
--------------------------------------------------------------------------------------------------------------------------
        Security:  G1510J102
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  GB0002875804
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the receipt of the 2008 report and accounts         Mgmt          For                            For

2.     Approve the 2008 remuneration report                      Mgmt          For                            For

3.     Declare a final dividend for 2008                         Mgmt          For                            For

4.     Re-appoint the Auditors                                   Mgmt          For                            For

5.     Authorize the Directors to agree the Auditors             Mgmt          For                            For
       remuneration

6.1    Re-appoint Mr. Paul Adams as a Director                   Mgmt          For                            For

6.2    Re-appoint Mr. Jan Du Plessis as a Director               Mgmt          For                            For

6.3    Re-appoint Mr. Robert Lerwill as a Director               Mgmt          For                            For

6.4    Re-appoint Sir Nicholas Scheele as a Director             Mgmt          For                            For

7.     Re-appoint Mr. Gerry Murphy as a Director since           Mgmt          For                            For
       the last AGM

8.     Approve to renew the Directors authority to               Mgmt          For                            For
       allot shares

S.9    Approve to renew the Directors authority to               Mgmt          For                            For
       disapply pre-emption rights

S.10   Authorize the Company to purchase its own shares          Mgmt          For                            For

11.    Grant authority to make donations to political            Mgmt          Against                        Against
       organizations and to incur political expenditure

S.12   Approve the notice period for general meetings            Mgmt          For                            For

S.13   Adopt the new Article of Associations                     Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TYPE OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BUDIMEX S.A., WARSZAWA                                                                      Agenda Number:  701931671
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0788V103
    Meeting Type:  AGM
    Meeting Date:  17-Jun-2009
          Ticker:
            ISIN:  PLBUDMX00013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the meeting's Chairman                            Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the Management's report on Company's              Mgmt          No Action
       activity in 2008 and the financial statement
       for 2008

6.     Approve the Management's report on activity               Mgmt          No Action
       of the Company's capital Group in 2008 and
       the consolidated financial statement of the
       capital Group for 2008

7.     Approve the Supervisory Board's report on examination     Mgmt          No Action
       of the financial statement for 2008

8.1    Adopt the Management's report on Company's activity       Mgmt          No Action
       in 2008 and the financial statement for 2008

8.2    Adopt the Management's report on activity of              Mgmt          No Action
       the Company's capital Group in 2008 and the
       consolidated financial statement of the capital
       Group for 2008

8.3    Approve the profit for 2008 distribution                  Mgmt          No Action

8.4    Approve the duties' fulfilling by the Management          Mgmt          No Action

8.5    Approve the duties' fulfilling by the Supervisory         Mgmt          No Action
       Board's Members

9.     Adopt the resolution on appointment of the Supervisory    Mgmt          No Action
       Board's Member

10.    Adopt the resolution on merger of Budimex SA              Mgmt          No Action
       and its subsidiary Company - Budimex Inwestycje
       SP.Z O.O.

11.    Amend the Rules of Company's general meetings             Mgmt          No Action

12.    Amend the Company's Statute text                          Mgmt          No Action

13.    Closure of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BULGARIA INDUSTRIAL HOLDING JSC, SOFIA                                                      Agenda Number:  701971485
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3748M106
    Meeting Type:  OGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  BG1100019980
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       08 JUL 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Receive the report for the activity of the Company        Mgmt          For                            For
       in 2008 and the consolidated report for the
       activity of the Company in 2008

2.     Receive the report of the investor relations              Mgmt          For                            For
       Director for 2008

3.     Receive the report of the Chartered Accountant            Mgmt          For                            For
       about his audit on the annual financial statement
       of the Company for 2008 and the report of the
       Chartered Accountant about his audit on the
       consolidated annual financial statement of
       the Company for 2008

4.     Approve the annual financial statement of the             Mgmt          For                            For
       Company for 2008 and the consolidated annual
       financial statement of the Company for 2008

5.     Approve 2008 profit amounting to BGN 8,390,495            Mgmt          For                            For
       not to be distributed

6.     Approve to exempts from liability the Members             Mgmt          For                            For
       of the Supervisory Board for 2008, namely Mr.
       Snezhana Ilieva Hristova, Mr. Konstantin Kuzmov
       Zografov, Dzh ad represented by Mr. Elena Petrova
       Kircheva and the Menbers of the Management
       Board, namely Mr. Bozhidar Vasilev Danev, Mr.
       Daneta Angelova Zheleva, Mr. Borislav Emilov
       Gavrilov, Mr. Boyko Nikolov Noev

7.     Approve to set the same amount of monthly remuneration    Mgmt          For                            For
       of the Supervisory and the Management Boards
       Members as it has been in 2008

8.     Elect new 5 years mandate as the Supervisory              Mgmt          For                            For
       Board Members Mr. Snezhana Ilieva Hristova
       and Dzh ad represented by Mr. Elena Petrova
       Kircheva

9.     Amend the Article of Association of the Company           Mgmt          For                            For
       according to the meterials to the agenda

10.    Elect the Chartered Accountant of the Company             Mgmt          For                            For
       for 2009, according to the audit Committee's
       proposal

11.    Miscellaneous                                             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BULGARIAN AMERICAN CREDIT BANK JSC, SOFIA                                                   Agenda Number:  701697938
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0844J102
    Meeting Type:  EGM
    Meeting Date:  20-Oct-2008
          Ticker:
            ISIN:  BG1100098059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       04 NOV 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the changes in the number and Members             Mgmt          For                            For
       of the Supervisory Board of BACB




--------------------------------------------------------------------------------------------------------------------------
 BULGARIAN AMERICAN CREDIT BANK JSC, SOFIA                                                   Agenda Number:  701848408
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0844J102
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BG1100098059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       13 MAY 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the audited BACB annual consolidated              Mgmt          For                            For
       financial statements for 2008 and the annual
       consolidated management report of BACB for
       2008, and the audited BACB annual financial
       statements for 2008 and the annual Management
       report of BACB for 2008

2.     Approve the 2008 profit of BACB after taxation            Mgmt          For                            For
       to be allocated to the BACB reserve fund

3.     Acknowledge the 2008 Investor relations officer           Mgmt          For                            For
       report

4.     Acknowledge the annual report of the Internal             Mgmt          For                            For
       Audit for 2008

5.     Approve to create an Audit Committee to perform           Mgmt          For                            For
       the functions set forth in the Independent
       financial audit act, and the number of Members
       of the Committee and the term of office as
       per the proposal of the Supervisory Board enclosed
       in the agenda materials, appoints Members of
       the Audit Committee and approve to determine
       their remuneration as per the proposal of the
       Supervisory Board enclosed in the agenda materials

6.     Approve to relieve the responsibility of all              Mgmt          For                            For
       Members of the Management Board and the Supervisory
       Board of BACB for their office during 2008

7.     Approve the resignation of Mr. Stephen Fillo              Mgmt          For                            For
       and relieve Mr. Stephen Fillo as a Member of
       the Supervisory Board of BACB

8.     Approve the amount and terms of payment of the            Mgmt          For                            For
       remunerations of the Supervisory Board Members
       as well as the amount of the guarantees for
       Management as per the proposal enclosed in
       the agenda materials

9.     Authorize the Supervisory Board upon recommendation       Mgmt          For                            For
       of the Remuneration Committee, to determine
       and change the remunerations and profit share
       payments of the Members of the Management Board
       in amounts and under terms and conditions of
       payment as the Supervisory Board finds appropriate,
       and determine a guarantee for Management of
       each Member of the Management Board equal to
       3 times the monthly gross remuneration of the
       respective Management Board Member

10.    Appoint the specialized Audit Company recommended         Mgmt          For                            For
       by the Audit Committee to audit the financial
       statements of BACB for 2009

11.    Amend BACB By-Laws as per the proposal of the             Mgmt          For                            For
       Supervisory Board for amendments to BACB By-Laws
       enclosed in the agenda materials

12.    Approve BACB to get financing by Allied Irish             Mgmt          For                            For
       Banks, P.L.C., a Shareholder of 49,99% of BACB
       shares and an interested party within the meaning
       of Article 114, paragraph 5 of POSA, under
       an Interbank credit line with maximum size
       EUR 50 million and the terms and conditions
       as specified in the report of the Management
       Board enclosed in the agenda materials, and
       authorize the BACB Executive Directors to enter
       into the above specified transaction with an
       interested party

13.    Miscellaneous                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BULGARIAN HOLDING CO CHIMIMPORT JSC, SOFIA                                                  Agenda Number:  701803620
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0844K109
    Meeting Type:  EGM
    Meeting Date:  11-Mar-2009
          Ticker:
            ISIN:  BG1100046066
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       27 MAR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Amend the Statute of the Company with a draft             Mgmt          For                            For
       resolution including Article 8 (2) and Article
       17 (9) as specified

2.     Approve the changes within the Supervisory Board          Mgmt          For                            For
       Members of the Company pursuant to proposals
       made in materials of the agenda of the general
       meeting of shareholders

3.     Elect an Audit Committee of the Company and               Mgmt          For                            For
       determines the Members and the mandate of the
       Audit Committee pursuant to materials of the
       agenda of the general meeting of shareholders

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN SEQUENCE OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BULGARIAN TELECOMMUNICATION COMPANY JSC, SOFIA                                              Agenda Number:  701993493
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0844W103
    Meeting Type:  OGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  BG1100005997
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive report of the Management Bodies about             Mgmt          For                            For
       the activities of the Company in 2008

2.     Approve the consolidated report of the Management         Mgmt          For                            For
       bodies about the activities of the company
       in 2008

3.     Adopt the 2008 annual financial statement of              Mgmt          For                            For
       the Company

4.     Adopt the 2008 consolidated annual financial              Mgmt          For                            For
       statement of the Company

5.     Receive report of the certified accountant about          Mgmt          For                            For
       his audit of the 2008 annual financial statement

6.     Receive report of the certified account about             Mgmt          For                            For
       his audit of the 2008 consolidated annual financial
       statement

7.     Elect the Certified Accountant                            Mgmt          For                            For

8.     Elect the Audit Committee                                 Mgmt          For                            For

9.     Approve the exemption from liability of the               Mgmt          For                            For
       Members of the Management bodies for their
       activity in 2008

10.    Amend the Statute of the Company with a draft             Mgmt          For                            For
       resolution: the GM invalidates the special
       rights of the privileged share, on nominal
       value BGM 1 and transferred this share to common,
       dematerialized, registered share of the capital
       of the Company

11.    Amend the Management bodies of the Company                Mgmt          For                            For

12.    Approve the profit allocation decision with               Mgmt          For                            For
       a draft resolution: the distributable 2008
       profit and reserves of the Company on the amount
       of BGN 0.51 per share be paid to the share
       holders as dividend

13.    Approve the joining of Kimimpeks Trading and              Mgmt          For                            For
       leasing Ltd. [commercial chain 2be] in BTC
       AD




--------------------------------------------------------------------------------------------------------------------------
 BULGARTABAC HOLDING GROUP                                                                   Agenda Number:  701760010
--------------------------------------------------------------------------------------------------------------------------
        Security:  X08087102
    Meeting Type:  EGM
    Meeting Date:  07-Jan-2009
          Ticker:
            ISIN:  BG11BUSOGT14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       27 JAN 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Elect the Audit Committee of the Company                  Mgmt          For                            For

2.     Approve to determine the mandate of the Audit             Mgmt          For                            For
       Committee

3.     Approve to relief of the Supervisory Board Members        Mgmt          For                            For
       as follows: Messrs. Burhan Ilijazov Abazov,
       Dimitar Atanasov Ivanovs Ki, Vladimir Teofilov
       Tudjarov, Lachezar Asenov Borisov and Anna
       Georgieva Janeva

4.     Elect the new Supervisory Board Members as follows:       Mgmt          For                            For
       Messrs. Anna Georgieva Janeva, Lachezar Asenov
       Borisov, Vladimir Teofilov Tudjarov, Dimitar
       Ata Nasov Ivanovski and Burhan Ilijazov Abazov

5.     Approve to set up the remuneration of the Supervisory     Mgmt          For                            For
       Board Members

6.     Elect a person, who to conclude the contracts             Mgmt          For                            For
       with the Supervisory Board Members on behalf
       of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BULGARTABAC HOLDING GROUP                                                                   Agenda Number:  701980852
--------------------------------------------------------------------------------------------------------------------------
        Security:  X08087102
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  BG11BUSOGT14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       04 JUL 09. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Adopt the report of the Management Board about            Mgmt          For                            For
       the activity of the Company during 2008

2.     Adopt the report of the Chartered Accountant              Mgmt          For                            For
       about the results of his audit on the annual
       financial statement of the Company for 2008

3.     Adopt the report about the Audit Committee's              Mgmt          For                            For
       activity of the Company for 2008

4.     Approve the certified annual financial report             Mgmt          For                            For
       of the Company for 2008

5.     Adopt the Management Boards proposal about the            Mgmt          For                            For
       2008 profit allocation

6.     Adopt the Management Board's report about the             Mgmt          For                            For
       Bulgartabac Groups activity during 2008

7.     Receive the report of the Chartered Auditor               Mgmt          For                            For
       about the results of his audit on the consolidated
       annual financial statement of the Bulgartabac
       Group for 2008

8.     Approve the certified consolidated annual financial       Mgmt          For                            For
       statement of the Bulgartabac Group for 2008

9.     Adopt the report of the investor relations Director       Mgmt          For                            For
       for his activity during 2008

10.    Adopt the amendments and additions to the Articles        Mgmt          For                            For
       of Association of the Company

11.    Adopt the meetings day for the exemption from             Mgmt          For                            For
       liability the Members of the Supervisory and
       the Management Board of the Company for their
       activity during 2008

12.    Appoint Chartered Accountant for audit and certification  Mgmt          For                            For
       of the annual financial report for 2009

13.    Adopt to set-up the remunerations of the Members          Mgmt          For                            For
       of the Supervisory Board and the Management
       Board of the Company

14.    Adopt to set-up the remunerations of the Members          Mgmt          For                            For
       of the Audit Committee




--------------------------------------------------------------------------------------------------------------------------
 BUMIPUTRA-COMMERCE HOLDINGS BHD                                                             Agenda Number:  701652720
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1002C102
    Meeting Type:  EGM
    Meeting Date:  11-Jul-2008
          Ticker:
            ISIN:  MYL1023OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company, subject to the approval            Mgmt          For                            For
       of all relevant authorities and/or parties,
       to enter into and carry out the following transactions:
       (I) for the acquisition by CIMB Group Sdn Bhd
       [CIMB Group], a wholly-owned subsidiary of
       the Company, of 1,997,023,850 Class B ordinary
       shares with par value of Indonesian Rupiah
       [Rp] 100 each in Bank Lippo [Lippo Class B
       Shares] representing approximately 51% of the
       total issued shares in Bank Lippo from Santubong
       Investments B. V. [Santubong], a wholly-owned
       subsidiary of Khazanah for a purchase consideration
       of approximately Rp 5,929,164 million or the
       equivalent of approximately MYR 2,070.96 million
       upon the terms and conditions of the Share
       Sale and Purchase Agreement dated 02 JUN 2008
       entered into between BCHB, CIMB Group, Khazanah
       and Santubong [SSPA] [Proposed 51% Lippo Acquisition];
       (II) to allot and issue 207,096,186 new ordinary
       shares of MYR 1.00 each in the Company [BCHB
       Shares] as purchase consideration for the Proposed
       51% Lippo Acquisition for and on behalf of
       CIMB Group at an issue price of MYR 10.00 per
       BCHB Share [Purchase Consideration] upon the
       terms and conditions of the SSPA, the new BCHB
       Shares to be issued to satisfy the purchase
       consideration pursuant to the Proposed 51%
       Lippo Acquisition shall upon issuance, rank
       equally in all respects with the existing BCHB
       Shares, save for any dividends, rights, benefits,
       entitlements and/or other distributions the
       entitlement date of which precedes the date
       of issue and allotment of the new BCHB Shares;
       (III) upon completion of the Proposed 51% Lippo
       Acquisition, for the merger of Bank Niaga and
       Bank Lippo resulting in Bank Niaga being the
       surviving entity in accordance to the terms
       of the agreed merger plan executed between
       Bank Niaga and Bank Lippo dated 03 JUN 2008
       pursuant to the requirement arising under the
       Bank Indonesia (BI) Regulation No. 8/16/PBI/2006,
       dated 05 OCT 2006 on the Single Presence in
       Indonesian Banks [Proposed Merger] whereby
       pursuant to the Proposed Merger, the shareholders
       of Bank Lippo will receive approximately 2,822
       new Bank Niaga shares [Niaga Shares] to be
       issued in exchange for every 1,000 Lippo Shares
       held based on the valuations of Lippo Shares
       of Rp 2,969 for each Lippo Share [Lippo Share
       Value] and Niaga Shares of Rp 1,052 for each
       Niaga Share [Niaga Share Value] [Shares Exchange];
       (IV) in conjunction with the Proposed Merger
       and to provide equal opportunity to all the
       minority shareholders of Bank Niaga and Bank
       Lippo, for CIMB Group to undertake the Proposed
       Standby Facility (as hereinafter defined),
       wherein all the minority shareholders of Bank
       Niaga and Bank Lippo (whether they vote for
       or against the Proposed Merger) shall be given
       the opportunity to sell their Niaga Shares
       at the Niaga Share Value and Lippo Shares at
       the Lippo Share Value to CIMB Group if they
       choose not to participate in the equity of
       the enlarged Bank Niaga (Proposed Standby Facility),
       and that CIMB Group [after completion of the
       Proposed 51% Lippo Acquisition and the Proposed
       Standby Facility] be given approval to accept
       the new Class B Niaga Shares [Niaga Class B
       Shares] in exchange for their Lippo Shares
       acquired under the Proposed 51% Lippo Acquisition
       and the Proposed Standby Facility whereby the
       new Niaga Class B Shares shall upon issuance,
       rank equally in all respects with the existing
       Niaga Class B Shares. the new Niaga Class B
       Shares do not have the rights to any dividends,
       rights, benefits, entitlements and/or other
       distributions the entitlement date of which
       precedes the date of issue of the said new
       Niaga Class B Shares; the Directors of the
       Company [save and except for Tan Sri Dato'
       Md Nor Md Yusof, being a nominee of Khazanah
       on the Board of the Company and deemed interested
       in the Proposed Merger (Interested Director)]
       to do all acts, deeds and things and to execute,
       sign and deliver on behalf of the Company,
       all such documents as they may deem necessary,
       expedient and/or appropriate to implement,
       give full effect to and complete the proposed
       merger [which includes the proposed 51% Lippo
       Acquisition and the proposed standby facility],
       with full powers to assent to any conditions,
       modifications, variations and/or amendments
       as the Directors of the Company (save and except
       for the Interested Director) may deem fit and/or
       as may be imposed by any relevant authorities
       in connection with the proposed merger




--------------------------------------------------------------------------------------------------------------------------
 BUMIPUTRA-COMMERCE HOLDINGS BHD                                                             Agenda Number:  701799338
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1002C102
    Meeting Type:  EGM
    Meeting Date:  03-Feb-2009
          Ticker:
            ISIN:  MYL1023OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the approvals being obtained from the relevant
       authority and/or parties: i) to issue and allot
       Warrants to TPG in such number equal to the
       Ringgit Malaysia [RM] equivalent of the nominal
       value of up to USD 150,000,000 senior Unsecured
       Guaranteed Bonds [Bonds] to be issued by CIMB
       Bank (L) Limited to TPG, on the issue date
       of the Bonds, divided by the initial exercise
       price of MYR 10.00, based on the average spot
       exchange rate of USD to MYR as specified MYRFIX1
       over 15 consecutive business days ending on
       the 3rd business day prior to the date of issue
       of the Warrants, subject to the provisions
       of a deed poll constituting the Warrants to
       be executed by the Company [Deed Poll], the
       salient terms as specified; ii) issue and allot
       from time to time such appropriate number of
       new ordinary shares of MYR 1.00 each in the
       capital of the Company following the exercise
       of the Warrants [new BCHB Shares] and that
       such new BCHB Shares shall, upon allotment
       and issue, rank pari passu in all respects
       with the then existing ordinary shares of the
       Company, save and except that the new BCHB
       Shares shall not be entitled to any dividends,
       rights, allotments and/or other distributions,
       the entitlement date of which is prior to the
       allotment of the new BCHB Shares; iii) to issue
       and allot such additional Warrants as a result
       from any adjustments made under the provisions
       of the Deed Poll [Additional Warrants] and
       to further issue and allot new BCHB Shares
       following the exercise of such additional warrants
       and that such new BCHB Shares shall, upon issue
       and allotment, rank pari passu in all respects
       with the then existing ordinary shares of the
       Company, save and except that the new BCHB
       Shares shall not be entitled to any dividends,
       rights, allotments and/or other distributions,
       the entitlement date of which is prior to the
       allotment of the new BCHB Shares; and iv) to
       do all such acts and execute all such documents,
       deeds or agreements as may be required to give
       effect to the proposed warrants issue with
       full power to assent to any conditions, modifications,
       amendments and variations as may be imposed/permitted
       by the relevant authorities and/or as the Directors
       may be deem fit or expedient in the best interest
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 BUMIPUTRA-COMMERCE HOLDINGS BHD                                                             Agenda Number:  701904371
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1002C102
    Meeting Type:  AGM
    Meeting Date:  08-May-2009
          Ticker:
            ISIN:  MYL1023OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited financial statements for the            Mgmt          For                            For
       FYE 31 DEC 2008 and the reports of the Directors
       and Auditors thereon

2.     Re-elect Tan Sri Dato' Seri Haidar Mohamed Nor            Mgmt          For                            For
       as a Director who retires in accordance with
       Article 76 of the Company's Articles of Association

3.     Re-elect Dato' Hamzah Bakar as a Director who             Mgmt          For                            For
       retires in accordance with Article 76 of the
       Company's Articles of Association

4.     Re-elect Dato' Zainal Abidin Putih as a Director          Mgmt          For                            For
       who retires in accordance with Article 76 of
       the Company's Articles of Association

5.     Approve the payment of Directors' fees amounting          Mgmt          For                            For
       to MYR 90,000 per Director in respect of the
       FYE 31 DEC 2008

6.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company for the FYE 31 DEC 2009 and
       authorize the Board of Directors to fix their
       remuneration

       Transact any other business                               Non-Voting    No vote

7.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to issue shares
       in the Company at any time until the conclusion
       of the next AGM and upon such terms and conditions
       and for such purposes as the Directors may,
       in their absolute discretion, deem fit provided
       that the aggregate number of shares to be issued
       does not exceed 10% of the issued share capital
       of the Company for the time being, subject
       always to the approval of all the relevant
       regulatory bodies

8.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the Companies Act, 1965 [as may be amended,
       modified or re-enacted from time to time],
       the Company's Memorandum and Articles of Association
       and the requirements of the Bursa Malaysia
       Securities Berhad [Bursa Securities] and approvals
       of all relevant governmental and/or regulatory
       authorities, to purchase such number of ordinary
       shares of MYR 1.00 each in the Company [Proposed
       Share Buy-Back] as may be determined by the
       Board of Directors of the Company from time
       to time through Bursa Securities upon such
       terms and conditions as the Board of Directors
       may deem fit and expedient in the interest
       of the Company provided that the aggregate
       number of ordinary shares purchased and/or
       held pursuant to this resolution does not exceed
       10% of the total issued and paid-up share capital
       of the Company at any point in time and an
       amount not exceeding the total retained profits
       of approximately MYR 2,080.20 million and/or
       share premium account of approximately MYR
       6,027.86 million of the Company based on the
       Audited financial statements for the FYE 31
       DEC 2008 be allocated by the Company for the
       Proposed Share Buy-Back and that the ordinary
       shares of the Company to be purchased are proposed
       to be cancelled and/or retained as treasury
       shares and subsequently be cancelled, distributed
       as dividends or re-sold on Bursa Securities
       and authorize the Board of Directors of the
       Company, to do all acts and things to give
       effect to the Proposed Share Buy-Back and that
       such authority shall commence immediately upon
       passing of this ordinary resolution; [Authority
       expires at the earlier of the conclusion of
       the next AGM of BCHB in 2010 or within which
       the next AGM after that date is required by
       law to be held] but not so as to prejudice
       the completion of purchase(s) by the Company
       before the aforesaid expiry date and, in any
       event, in accordance with the provisions of
       the guidelines issued by Bursa Securities and/or
       any other relevant authorities




--------------------------------------------------------------------------------------------------------------------------
 BUMRUNGRAD HOSPITAL PUBLIC CO LTD BH                                                        Agenda Number:  701825335
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1002E256
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  TH0168A10Z19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the AGM of Shareholders              Mgmt          For                            For
       No. 15/2008

2.     Acknowledge the Directors' report on the operation        Mgmt          For                            For
       of the Company for the year 2008

3.     Approve the audited financial statements as               Mgmt          For                            For
       of 31 DEC 2008

4.     Approve the declaration of dividend for the               Mgmt          For                            For
       year 2008

5.1    Re-elect Mr. Boonpakorn Chokwatana as an Independent      Mgmt          For                            For
       Director for another term, who retires by rotation

5.2    Re-elect Mr. Soradis Vinyaratn as an Independent          Mgmt          For                            For
       Director for another term, who retires by rotation

5.3    Re-elect Mr. Curtis John Schroeder as a Director          Mgmt          For                            For
       for another term, who retires by rotation

5.4    Elect Mr. Chor. Nun Petpaisit as a new Independent        Mgmt          For                            For
       Director, who retires by rotation

6.     Approve the Directors' remuneration for the               Mgmt          For                            For
       year 2009

7.     Appoint Ms. Vissuta Jariyathanakorn, Certified            Mgmt          For                            For
       Public Account No. 3853 and/or Ms. Rungnapa
       Lertsuwankul, Certified Public Account No.
       3516 and/or Mrs. Nonglak Pumnoi, Certified
       Public Account No. 4172 of Ernst & Young Office
       Limited as the Company's Auditor for the year
       2008 and approve to fix their remuneration
       in an amount not exceeding THB 1,800,000

8.     Amend the Clause 4 of the Memorandum of Association       Mgmt          For                            For
       to be in line with the decrease in number of
       preferred shares due to the exercise of right
       to convert preferred shares into ordinary shares
       by preferred shareholders




--------------------------------------------------------------------------------------------------------------------------
 BURSA CIMENTO FABRIKASI A.S., BURSA                                                         Agenda Number:  701817112
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2049U108
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  TRABUCIM91F3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and the elect the Presidential Board              Mgmt          No Action

2.     Grant authority to the Chairmanship in order              Mgmt          No Action
       to sign the minutes of the meeting

3.     Approve the reports of the Board of Directors             Mgmt          No Action
       and the Auditors and Independent Auditing Firm

4.     Approve the financial statements which are prepared       Mgmt          No Action
       according to the Capital Markets Board Communique
       Serial XI number 29

5.     Approve the profit distribution                           Mgmt          No Action

6.     Approve the absolving of the Members of the               Mgmt          No Action
       Board of Directors and the Auditors

7.     Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Board Members and the Auditors

8.     Approve the decision on the number of Board               Mgmt          No Action
       Members and the Auditors and election of new
       Members for empty spaces on the Board

9.     Approve propounding for admission of Independent          Mgmt          No Action
       Auditing Firm Denkar Bagimsiz Denetim Yeminli
       Mali Musavirlik elected by the Supervisory
       Board according to the Communique x number
       22 of the Capital Markets Board

10.    Approve the presentation of information to the            Mgmt          No Action
       shareholders about the donations during the
       year 2008 according to the Capital Markets
       Board decision number 29 666 dated 05 JUNE
       2003

11.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

12.    Wishes and closure                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 BURSA MALAYSIA BHD, KUALA LUMPUR                                                            Agenda Number:  701839271
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1028U102
    Meeting Type:  AGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  MYL1818OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the YE 31 DEC 2008 and reports of the Directors
       and Auditors thereon

2.     Re-elect Dato' Dr. Thillainathan a/l Ramasamy             Mgmt          For                            For
       as a Director, who retires by rotation in accordance
       with Article 69 of the Company's Articles of
       Association

3.     Re-elect Mr. Encik Cheah Tek Kuang as a Director,         Mgmt          For                            For
       who retires by rotation in accordance with
       Article 69 of the Company's Articles of Association

4.     Re-elect Mr. Datin Paduka Siti Sa'diah binti              Mgmt          For                            For
       Sheikh Bakir as a Director, who retires by
       rotation in accordance with Article 69 of the
       Company's Articles of Association

5.     Re-elect Mr. Encik Izham bin Yusoff as a Director,        Mgmt          For                            For
       who retires by rotation in accordance with
       Article 69 of the Company's Articles of Association

6.     Re-elect Dato' Saiful Bahri bin Zainuddin as              Mgmt          For                            For
       a Director, who retires in accordance with
       Article 76 of the Company's Articles of Association

7.     Re-elect Mr. Encik Ong Leong Huat @ Wong Joo              Mgmt          For                            For
       Hwa as a Director, who retires in accordance
       with Article 76 of the Company's Articles of
       Association

8.     Approve the payment of final dividend of 7.8              Mgmt          For                            For
       sen per share less 25% income tax in respect
       of the FYE 31 DEC 2008

9.     Approve the payment of Directors' fees amounting          Mgmt          For                            For
       to MYR 60,000 per annum for the Non-Executive
       Chairman and MYR 40,000 per annum for each
       of the Non-Executive Directors in respect of
       the FYE 31 DEC 2008

10.    Appoint Messrs. Ernst & Young as the Auditors             Mgmt          For                            For
       of the Company and authorize the Board of Directors
       to determine their remuneration

11.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act 1965, the Articles
       of Association of the Company and subject to
       the approvals of the relevant governmental
       and/or regulatory authorities, to issue shares
       of the Company, from time to time, upon such
       terms and conditions, for such purposes and
       to such person or persons whomsoever as the
       Directors may, in their absolute discretion,
       deem fit, provided that the aggregate number
       of shares issued pursuant to this resolution
       does not exceed 10% of the total issued share
       capital of the Company for the time being in
       any one FY and [Authority expires until the
       conclusion of the next AGM of the Company]

12.    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to Section 67A of the Companies Act 1965 [the
       Act] and Part IIIA of the Companies Regulations
       1966, provisions of the Company's Memorandum
       and Articles of Association, the Listing Requirements
       of Bursa Malaysia Securities Berhad [Bursa
       Malaysia Securities] and any other applicable
       laws, rules, regulations and guidelines for
       the time being in force, to make purchases
       of ordinary shares of MYR 0.50 each in the
       Company's issued and paid-up share capital
       on Bursa Malaysia Securities subject to the
       following: the maximum number of shares which
       may be purchased and/or held by the Company
       shall be equivalent to 10% of the issued and
       paid-up share capital of the Company [Shares]
       for the time being; and the maximum fund to
       be allocated by the Company for the purpose
       of purchasing the Shares shall not exceed the
       aggregate of the retained profits and share
       premium account of the Company as of 31 DEC
       2008, the audited retained profits and share
       premium account of the Company were MYR 302,615,000
       and MYR 70,736,000 respectively; [Authority
       expires at the conclusion of the next AGM of
       the Company or upon the expiration of the period
       within which the next AGM after that date is
       required by the Law to be held], but not so
       as to prejudice the completion of purchase(s)
       by the Company before the aforesaid expiry
       date and in any event, in accordance with the
       provisions of the Listing Requirements of Bursa
       Malaysia Securities or any other relevant authority;
       and upon completion of the purchase(s) of the
       Shares by the Company, to deal with the Shares
       in the following manner: a) cancel the Shares
       so purchased; or b) retain the Shares so purchased
       as treasury shares; or c) retain part of the
       Shares so purchased as treasury shares and
       cancel the remainder; or d) distribute the
       treasury shares as share dividends to shareholders
       and/or resell on Bursa Malaysia Securities
       and/or cancel all or part of them; or in any
       other manner as prescribed by the Act, rules,
       regulations and guidelines pursuant to the
       Act and the requirements of Bursa Malaysia
       Securities and any other relevant authority
       for the time being in force; and to take all
       steps as are necessary or expedient to implement
       or to effect the purchase(s) of the Shares
       with full power to assent to any condition,
       modification, variation and/or amendment as
       may be imposed by the relevant authorities
       and to take all such steps as they may deem
       necessary or expedient in order to implement,
       finalize and give full effect in relation thereto

S.13   Re-appoint Mr. Tun Mohamed Dzaiddin bin Haji              Mgmt          For                            For
       Abdullah as a Director of the Company, who
       retires pursuant to Section 129(2) of the Companies
       Act 1965 to hold office until the conclusion
       of the next AGM of the Company

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BUSAN BANK, PUSAN                                                                           Agenda Number:  701826476
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0534Y103
    Meeting Type:  AGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  KR7005280003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement and a cash dividend       Mgmt          For                            For
       of KRW 200 per share

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation : enforcement of the law for
       Capital Market and Financial Investment Business,
       amendment to Commercial Law, discontinuance
       for Securities Trade Law

3.     Elect Mr. Lee Jang Ho as a Director and Messrs.           Mgmt          For                            For
       Shin Jung Taek, Chae Jung Byung and Kang Moon
       Jong as the Outside Directors

4.     Elect the Auditor Committee Members, Messrs.              Mgmt          For                            For
       Shin Jung Taek and Kang Moon Jong, as the Outside
       Directors




--------------------------------------------------------------------------------------------------------------------------
 BUSINESS CONNEXION GROUP LTD                                                                Agenda Number:  701760907
--------------------------------------------------------------------------------------------------------------------------
        Security:  S181AG101
    Meeting Type:  AGM
    Meeting Date:  26-Nov-2008
          Ticker:
            ISIN:  ZAE000054631
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.     Re-appoint the Deloitte and Touche as the Auditors        Mgmt          For                            For
       and Brian Scott as the individual designated
       Auditor

3.1    Re-elect Mr. P.A. Watt as a Director                      Mgmt          For                            For

3.2    Re-elect Ms. F.L. Sekha as a Director                     Mgmt          For                            For

4.     Approve the remuneration of the Non-executive             Mgmt          For                            For
       Directors

5.1    Adopt the Employee Long Term Incentive Reward             Mgmt          For                            For
       and Retention Scheme

5.2    Authorize the Directors to issue shares in terms          Mgmt          For                            For
       of the provisions of the LTI Scheme

5.3    Grant authority to the Directors to issue the             Mgmt          For                            For
       shares in terms of the provisions of the share
       trusts

5.4    Approve to resolve that the trustess be entered           Mgmt          For                            For
       by the CH share purchase trust of an addendum
       to the CH Share Purchase Trust deed

5.5    Approve to renew the Directors authority and              Mgmt          For                            For
       that of subsidiaries to buy Companies shares




--------------------------------------------------------------------------------------------------------------------------
 BUSINESS CONNEXION GROUP LTD                                                                Agenda Number:  701919473
--------------------------------------------------------------------------------------------------------------------------
        Security:  S181AG101
    Meeting Type:  OGM
    Meeting Date:  12-May-2009
          Ticker:
            ISIN:  ZAE000054631
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.S.1  Amend the Articles by the insertion of new Article        Mgmt          For                            For
       137A as specified

2.O.1  Adopt the Option Scheme                                   Mgmt          For                            For

3.O.2  Approve the placement of the unissued shares              Mgmt          For                            For
       under the control of the Directors

4.O.3  Grant authority to place shares under the control         Mgmt          For                            For
       of the Directors

5.O.4  Appoint KPMG Inc. as the Auditors of the Company          Mgmt          For                            For
       until the next AGM

6.O.5  Grant authority to give effect to resolutions             Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TYPE OF RESOLUTIONS AND RECEIPT OF AUDITOR
       NAME. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BYD CO LTD                                                                                  Agenda Number:  701735447
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1023R104
    Meeting Type:  EGM
    Meeting Date:  03-Dec-2008
          Ticker:
            ISIN:  CNE100000296
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO             Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR RESOLUTIONS
       1 TO 3. THANK YOU."

S.1    Approve and ratify, (I) Strategic investment              Mgmt          For                            For
       and subscription agreement and direct issue
       of foreign shares: the strategic investment
       and subscription Agreement (the "Subscription
       Agreement", a copy of which is produced to
       the EGM marked 'A' and signed by the Chairman
       of the Board of Directors of the Company [the
       Board] for the purpose of identification) entered
       into between the Company and MidAmerican Energy
       Holdings Company [MidAmerican Energy or the
       "Investor"] on 26 SEP 2008 in respect of the
       direct issue of overseas listed foreign shares
       [H Shares] by the Company to the Investor [the
       Direct New Issue]: authorization of Mr. Wang
       Chuan-fu, the Chairman of the Board to execute
       the Subscription Agreement and other related
       legal documents: the implementation of the
       Direct New Issue by the Company on and subject
       to the following principal terms and conditions
       as: A) type of shares to be issued: H Shares
       [listed on the Main Board of The Stock Exchange
       of Hong Kong Limited [the Stock Exchange]]
       B) Nominal value: nominal value of RMB 1.00
       per share C) Number of shares to be issued:
       225,000,000 H Shares (representing (i) approximately
       10.98% of the total registered capital and
       approximately 39.61% of the H Shares in issue
       before the issue and (ii) approximately 9.89%
       of the total registered capital and approximately
       28.37% of the total H Shares in issue after
       the issue) D) Issue price: HKD 8.00 per share
       E) Gross proceeds raised: HKD 1,800 million;
       net proceeds raised (after deduction of expenses
       for the issue): approximately HKD 1,793 million
       F) Use of net proceeds: the proceeds raised
       from the Direct New Issue are proposed to be
       used on the following: (i) the research and
       development project on automobile accessories
       and electric vehicles; and (ii) general working
       capital and repayment of bank loans G) Method
       of issue: direct issue and allotment to MidAmerican
       Energy (a subsidiary of Berkshire Hathaway
       Inc.) or its wholly-owned subsidiary; (II)
       authorize the Board or a Director to deal with
       any matters or take any actions in connection
       with the Direct New Issue, including but not
       limited to the following: A) to execute any
       agreement, contract or other documents in connection
       with the Direct New Issue; B) to apply for
       and obtain the approvals for the Direct New
       Issue from the China Securities Regulatory
       Commission, the Supervisory authorities on
       commerce and all other relevant governmental
       authorities, approve the amendments to the
       Articles of Association of the Company [the
       Articles] from the supervisory authorities
       on commerce, the approval for the listing of
       and permission to deal in the shares to be
       issued under the Direct New Issue from the
       Stock Exchange, and to prepare, deal with and
       despatch any related announcement, circular
       and all other documents as required by the
       Stock Exchange and the Rules Governing the
       Listing of Securities on The Stock Exchange
       of Hong Kong Limited; C) to agree to such amendments
       or waivers of matters in relation to the terms
       and conditions of the Subscription Agreement
       and the Direct New Issue as the Board or such
       Director considers to be in the interests of
       the Company and to execute other related supplemental
       agreement and legal documents; and D) to deal
       with the issue and allotment of 225,000,000
       H Shares to MidAmerican Energy (or its wholly-owned
       subsidiary) pursuant to the Subscription Agreement

S.2    Amend the Articles as specified in the circular           Mgmt          For                            For
       of the Company dated 18 OCT 2008 (a copy of
       which is produced to the EGM marked B and signed
       by the Chairman of the Board for the purpose
       of identification) for the increase in the
       number of the Board Members from 6 to 7 and
       subject to completion of the Direct New Issue,
       for the increase in the registered capital
       of the Company from RMB 2,050,100,000 to RMB
       2,275,100,000 and the number of Ordinary Shares
       of the Company from 2,050,100,000 shares to
       2,275,100,000 shares, with effect upon completion
       of the Direct New Issue and obtaining of the
       approve the amendments from the Supervisory
       authorities on commerce

3.     Appoint Mr. David L. Sokol as a Non-Executive             Mgmt          For                            For
       Director of the Company with effect from the
       date on which the Direct New Issue is completed
       and governmental approval for the amendments
       to the Articles is obtained and for a term
       ending on the expiry of the term of office
       of the current Board (which falls on 10 JUN
       2011) with a Director's fee of RMB 150,000
       per year be approved and authorize the Board
       to execute any documents and do such acts as
       it considers necessary or expedient to effect
       the appointment of such new Director




--------------------------------------------------------------------------------------------------------------------------
 BYD CO LTD                                                                                  Agenda Number:  701735459
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1023R104
    Meeting Type:  CLS
    Meeting Date:  03-Dec-2008
          Ticker:
            ISIN:  CNE100000296
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO             Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR RESOLUTIONS
       I TO II. THANK YOU."

S.I    Approve and ratify the strategic investment               Mgmt          For                            For
       and subscription agreement as specified entered
       into between the Company and MidAmerican Energy
       Holdings Company [MidAmerican Energy or the
       Investor] on 26 SEP 2008 in respect of the
       direct issue of overseas listed foreign shares
       [H Shares] by the Company to the Investor [the
       Direct New Issue]; the authorization of Mr.
       Wang Chuan-fu, the Chairman of the Board to
       execute the Subscription Agreement and other
       related legal documents and the implementation
       of the direct new issue by the Company on and
       subject to the following principal terms and
       conditions; A) type of shares to be issued:
       H Shares [listed on the Main Board of the Stock
       Exchange of Hong Kong Limited [the Stock Exchange]];
       B) nominal value: nominal value of RMB 1.00
       per share; C) number of shares to be issued:
       225,000,000 H Shares [representing [i] approximately
       10.98% of the total registered capital and
       approximately 39.61% of the H Shares in issue
       before the issue and [ii] approximately 9.89%
       of the total registered capital and approximately
       28.37% of the total H Shares in issue after
       the issue] D) issue price: HKD 8.00 per share;
       E) Gross proceeds raised: HKD 1,800 million;
       net proceeds raised [after deduction of expenses
       for the issue]: approximately HKD 1,793 million;
       F) use of net proceeds: the proceeds raised
       from the Direct New Issue are proposed to be
       used on the following: [i] the research and
       development project on automobile accessories
       and electric vehicles; and [ii] general working
       capital and repayment of bank loans; G) Method
       of issue: direct issue and allotment to MidAmerican
       Energy [a subsidiary of Berkshire Hathaway
       Inc] or its wholly-owned subsidiary

S.II   Authorize the Board or a Director to the Direct           Mgmt          For                            For
       New Issue, to deal with any matters or take
       any actions in connection with the Direct New
       Issue, including but not limited to the following:
       A) to execute any agreement, contract or other
       documents in connection with the Direct New
       Issue; B) to apply for and obtain the approvals
       for the direct new issue from the China Securities
       Regulatory Commission, the supervisory authorities
       on commerce and all other relevant governmental
       authorities, the approvals for the amendments
       to the Articles of Association of the Company
       from the supervisory authorities on commerce,
       the approval for the listing of and permission
       to deal in the shares to be issued under the
       Direct New Issue from the Stock Exchange, and
       to prepare, deal with and dispatch any related
       announcement, circular and all other documents
       as required by the Stock Exchange and the Rules
       Governing the Listing of Securities on The
       Stock Exchange of Hong Kong Limited; C) to
       agree to such amendments or waivers of matters
       in relation to the terms and conditions of
       the Subscription Agreement and the Direct New
       Issue as the Board or such Director considers
       to be in the interests of the Company and to
       execute other related supplemental agreement
       and legal documents; and D) to deal with the
       issue and allotment of 225,000,000 H Shares
       to MidAmerican Energy [or its wholly-owned
       subsidiary] pursuant to the Subscription Agreement




--------------------------------------------------------------------------------------------------------------------------
 BYD CO LTD                                                                                  Agenda Number:  701802046
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1023R104
    Meeting Type:  EGM
    Meeting Date:  09-Mar-2009
          Ticker:
            ISIN:  CNE100000296
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

S.1.I  Authorize the Company to issue medium-term notes          Mgmt          For                            For
       [the Medium-Term Notes] in the People's Republic
       of China [PRC] on the terms as specified

S1.II  Authorize the Board of Directors [the Director(s)]        Mgmt          For                            For
       of the Company or any 1 Director to generally
       and unconditionally deal with all matters relating
       to the issue of the Medium-Term Notes, the
       authorization shall include but not limited
       to: a) to decide the terms of the issue of
       the Medium-Term Notes, including but not limited
       to the principal amount, timing of the issue,
       the method of the issue, the interest rate
       and the method to determine the interest rate;
       b) to select and engage qualified professional
       intermediaries, including but not limited to
       selecting and engaging the underwriting institution(s),
       credit rating authority and legal counsel(s);
       c) to undergo all necessary negotiations, amend
       and execute all relevant Agreements and other
       necessary documents [including but not limited
       to the applications for approvals of the issue
       of the Medium-Term Notes, registration report,
       offering document, underwriting Agreement,
       all announcements and documents for necessary
       disclosure]; d) to apply for all necessary
       approvals and conduct all necessary filings
       and registrations in connection with the Medium-Term
       Notes, including but not limited to submitting
       application for registration to relevant authorities
       in the PRC in relation to issue of the Medium-Term
       Notes and making necessary amendments to the
       proposal on issue of the Medium-Term Notes
       in responses to any request from the relevant
       authorities in the PRC; and e) to take all
       necessary actions and deal with or make decisions
       of all matters relevant to the issue of the
       Medium-Term Notes

2.I    Authorize the Company to send or supply corporate         Mgmt          For                            For
       communications [the Corporate Communications]
       to the holders of H shares of the Company [H
       Shareholder(s)] through the website of the
       Company provided that the following conditions
       have been satisfied: a) that each H Shareholder
       has been asked individually by the Company
       to agree that the Company may send or supply
       general Corporate Communications or specific
       Corporate Communications to him through its
       website; and b) the Company has not received
       any objection from such H Shareholder within
       a 28-day period beginning with the date on
       which the Company's request was sent; unless
       the request sent by the Company did not state
       clearly what the effect of a failure to respond
       would be or the request was sent less than
       12 months after a previous request in respect
       of the same class of Corporate Communications,
       a H Shareholder in relation to whom the above
       conditions are met is taken to have agreed
       that the Company may send or supply Corporate
       Communications through its website

2.II   Authorize the Board of Directors [the Director(s)]        Mgmt          For                            For
       of the Company [the Board] or any 1 Director
       to execute all such documents and/or do all
       such matters and take all such actions which
       the Board or the Director may deem necessary
       or expedient and in the interest of the Company
       for the purpose of effecting Corporate Communications
       to the H Shareholders through the Company's
       website




--------------------------------------------------------------------------------------------------------------------------
 BYD CO LTD                                                                                  Agenda Number:  701912708
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1023R104
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  CNE100000296
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the working report of the Board of Directors      Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

2.     Approve the working report of the Supervisory             Mgmt          For                            For
       Committee of the Company for the YE 31 DEC
       2008

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company as at and for the YE 31 DEC 2008

4.     Approve the proposal for appropriation of profit          Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

5.     Re-appoint Ernst & Young as the Company's International   Mgmt          For                            For
       Auditors for the FY of 2009, to hold office
       until the conclusion of the next AGM of the
       Company, and authorize the Board of Directors
       of the Company to determine its remuneration

6.     Approve the remuneration of the Directors of              Mgmt          For                            For
       the Company as determined and fixed by the
       Board of Directors of the Company

7.     Approve the remuneration of the Supervisors               Mgmt          For                            For
       of the Company as determined and fixed by the
       Supervisory Committee of the Company

8.     Approve proposals [if any] put forward in accordance      Mgmt          For                            For
       with the Articles of Association of the Company
       by any shareholder(s) holding 5% or more of
       the shares carrying the right to vote at the
       AGM

S.9    Authorize the Board of Directors of the Company           Mgmt          Against                        Against
       [the 'Board'], a general mandate to allot,
       issue and deal with additional shares in the
       capital of the Company, whether domestic shares
       or H shares, up to an aggregate nominal amount
       not exceeding 20% of the total nominal amount
       of shares of the same class of the Company
       in issue, subject to all governmental and/or
       regulatory approval(s), if any, under the applicable
       Law [including but without limitation to the
       Company Law of the PRC and the rules governing
       the Listing of Securities on the Stock Exchange
       of Hong Kong Limited]; and to approve, execute
       and do or procure to be executed and done,
       all such documents, deeds and things as it
       may consider necessary in connection with the
       allotment and issue of any new shares pursuant
       to the exercise of the general mandate referred
       in this resolution; [Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or expiration of a 12-month period
       following the passing of this resolution]

S.10   Amend the Articles of Association of the Company,         Mgmt          For                            For
       as specified

S.11   Authorize the Directors to allot, issue and               Mgmt          Against                        Against
       deal with additional shares in the capital
       of the Company, and make or grant offers, agreements
       and options during and after the relevant period,
       not exceeding the aggregate of 20% of the aggregate
       nominal amount of the issued share capital
       at the date of passing this resolution and
       the nominal amount of share capital repurchased
       after passing of this resolution, otherwise
       than pursuant to i) a rights issue or; ii)
       the exercise of rights of subscription or conversion
       under the terms of any existing warrants, bonds,
       debentures, notes or other securities issued
       by BYD Electronic which carry rights to subscribe
       for or are convertible into shares of BYD Electronic
       or iii) an issue of shares under any option
       scheme or similar arrangement for the time
       being adopted for the grant or issue to the
       employees of BYD Electronic and/or any of its
       subsidiaries or any other eligible person(s)
       of shares or right to acquire shares of BYD
       Electronic, or iv) an issue of shares as scrip
       dividend pursuant to the Articles of the Association;
       [Authority expires the earlier of the conclusion
       of the next AGM of BYD Electronic or the expiration
       of the period within which the next AGM of
       BYD Electronic is required by the Articles
       of Association of BYD Electronic or to be held
       by law]




--------------------------------------------------------------------------------------------------------------------------
 C.N.T.E.E. TRANSELECTRICA S.A., BUCHAREST                                                   Agenda Number:  701726385
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16066106
    Meeting Type:  EGM
    Meeting Date:  22-Oct-2008
          Ticker:
            ISIN:  ROTSELACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Approve the rectification of income and expenses          Mgmt          For                            For
       2008 budget

2.     Appoint SC KPMG Romania SRL as the Company Auditor        Mgmt          For                            For
       for 3 years

3.     Approve the modification of Company regulation            Mgmt          For                            For
       applicable to CA

4.     Approve the annuled some Company asset                    Mgmt          For                            For

5.     Approve to take note about performance criteria           Mgmt          For                            For
       as of 31 AUG 2008

6.     Approve to take note about management contract            Mgmt          For                            For

7.     Approve the capital increase for the Company              Mgmt          For                            For
       branch Smart SA

8.     Authorize the Company representative for Smart            Mgmt          For                            For
       SA shareholders meeting

9.     Approve to mandate the Company representative             Mgmt          For                            For
       for Formenerg SA shareholder meeting

10.    Approve to take note about the Company litigation         Mgmt          For                            For

11.    Approve the proposed record date as 07 NOV 2008           Mgmt          For                            For

12.    Authorize Mr. Stelian Iuliu Alexandru Gal to              Mgmt          For                            For
       fulfill all related OGM documents




--------------------------------------------------------------------------------------------------------------------------
 C.N.T.E.E. TRANSELECTRICA S.A., BUCHAREST                                                   Agenda Number:  701714621
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16066106
    Meeting Type:  EGM
    Meeting Date:  22-Oct-2008
          Ticker:
            ISIN:  ROTSELACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       23 OCT 2008 at 09:00. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Approve to set up a working unit of the National          Mgmt          For                            For
       Electricity Transportation Company Transelectrica
       SA, Training Center Transelectrica Paltinis,
       located at Paltinis, Sibiu County, for the
       activities: Caen Code 8559 other forms of Teaching
       N.C.A., Caen code 6820 rental or sub rental
       of own or rented real estate objects

2.     Approve to change the address of the working              Mgmt          For                            For
       unit Local Energy Dispatcher Craiova of Craiova,
       Str. Nicolae Titulescu Nr. 2, Dolj County to
       Craiova, Str. Nicolae Titulescu Nr. 1, Dolj
       County, as well as the amendment and completion
       of the Memorandum of Association of the National
       Electricity Transportation Company Transelectrica
       SA

3.A    Approve to change the main scope of business              Mgmt          For                            For
       and of the main business of the National Electricity
       Transportation Company Transelectrica SA subsidiary
       Omepa Bucuresti, i.e., main field of business
       Caen Code 711 Architecture, Engineering and
       pertaining Technical Counseling

3.B    Approve to change the main scope of business              Mgmt          For                            For
       and of the main business of the National Electricity
       Transportation Company Transelectrica SA subsidiary
       Omepa Bucuresti, i.e., main business Caen Code
       7112 pertaining Engineering and Technical Counseling

4.     Approve the new codification of the main scope            Mgmt          For                            For
       of business and of the main business of the
       National Electricity Transportation Company
       Transelectrica SA subsidiary Omepa Bucuresti

5.     Approve the completion of the main scope of               Mgmt          For                            For
       business of the National Electricity Transportation
       Company Transelectrica SA subsidiary Omepa
       Bucuresti

6.     Approve to set the record date as 07 NOV 2008             Mgmt          For                            For

7.     Authorize Mr. Stelian Iuliu Alexandru Gal, the            Mgmt          For                            For
       President of the Management Board, to sign
       the resolution of the AGM, of the necessary
       documents for the registration and publication
       of the resolution of the AGM, with the National
       Office of the Commerce Register of the Bucharest
       Court




--------------------------------------------------------------------------------------------------------------------------
 C.N.T.E.E. TRANSELECTRICA S.A., BUCHAREST                                                   Agenda Number:  701773714
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16066106
    Meeting Type:  EGM
    Meeting Date:  15-Dec-2008
          Ticker:
            ISIN:  ROTSELACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       16 DEC 2008 AT 09:30 HRS. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Approve to set up a work point of the Romanian            Mgmt          For                            For
       Power Grid Company "Transelectrica"- SA "Transelectrica
       vocational center "Paltinis", located in Paltinis
       locality, Poplaca, Sibiu county, where the
       following activities are to be carried out:
       Code CAEN 8559 - Other educational forms n.c.a.;
       and Code CAEN 6820 - Renting and sub-renting
       own and rented real estate assets

2.     Approve to set 07 JAN 2009, as registration               Mgmt          For                            For
       date

3.     Authorize Mr. Stelian Iuliu Alexandru Gal, in             Mgmt          For                            For
       his capacity as Chairman of the Board of Directors,
       to sign the shareholder resolution and the
       documents needed for the registration and publication
       of the resolution at the Commerce Register
       National Office of the Court of Bucharest




--------------------------------------------------------------------------------------------------------------------------
 C.N.T.E.E. TRANSELECTRICA S.A., BUCHAREST                                                   Agenda Number:  701768573
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16066106
    Meeting Type:  OGM
    Meeting Date:  15-Dec-2008
          Ticker:
            ISIN:  ROTSELACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       16 DEC 2008 AT 09:00. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Approve the rectified income and expenses budget          Mgmt          For                            For
       for 2008, of the national electricity transportation
       Company Transelectrica SA., I.E, thousand LEI,
       indicators approved 2008 rectified income and
       expenses budget 2008 total income 2,908,702-3,005,945
       total expenses 2,818,702-2,885,945 gross result/
       profit 90,000-120,000

2.     Approve the information about the achievement             Mgmt          For                            For
       of the performance criteria, of the performance
       targets and other economic financial indicators,
       as of SEP 2008, according to the mandate agreement
       of the Director general of the national electricity
       transportation Company Transelectrica SA

3.     Approve the income and expenses budget for 2009,          Mgmt          For                            For
       of the national electricity transportation
       Company Transelectrica SA., I.E., thousand
       LEI, indicators preliminary 2008 proposal of
       the income and expenses budget 2008 total income
       3,006,986-3,080,855, total expenses 2,886,986-2,980,855,
       gross result/ profit 120,000-100,000

4.     Approve the rectification of Point 2 of decision          Mgmt          For                            For
       No. 5/22 OCT 2008 of the general meeting of
       the national electricity transportation Company
       Transelectrica SA, regarding the replacement
       of the Financial Auditor SC KPMG Romania SRL
       with SC KPMG Audit SRL

5.     Approve the revocation of Mr. Viorel Palasca              Mgmt          For                            For
       from its position as Member of the Management
       Board of the National Electricity transportation
       Company Transelectrica SA, order of the ministry
       of finance No. 3329/12 NOV 2008

6.     Appoint Mrs. Cosmina Popescu as representative            Mgmt          For                            For
       of the National Electricity transportation
       Company Transelectrica SA at the general meeting
       of the shareholders of the Company branch energy
       workers training Company SC Formenerg SA replacing
       Mrs. Domnica Constantin order of the Ministry
       of Finance No. 2873/01 OCT 2008

7.     Approve the take over by the National Electricity         Mgmt          For                            For
       transportation Company Transelectrica SA from
       the branch maintenance services of the Electrical
       Transportation Network Smart SA, of the 9.06
       PC quota of the building located at BD. GH.
       SINCAI NR. 3, 4th District, Bucharest

8.     Authorize the Management of the National Electricity      Mgmt          For                            For
       transportation Company Transelectrica SA to
       sign the release taking over documents of the
       asset located at BD. GH. SINCAI NR. 3, 4th
       District, Bucharest

9.     Approve to grant special power of attorney to             Mgmt          For                            For
       each representative of the National Electricity
       Transportation Company Transelectrica SA for
       the general meeting of the shareholders of
       the branch maintenance services of the Electrical
       Transportation Network Smart SA Dumitru Barascu,
       Marius Untescu, Oana Corina Moldovean for the
       approval of the restitution to the Company
       by the branch of the Quota of the building
       located at BD. GH. SINCAI NR. 3, 4th District,
       Bucharest

10.    Approve to grant special power of attorney to             Mgmt          For                            For
       each representative of the National Electricity
       Transportation Company Transelectrica SA for
       the general meeting of the shareholders of
       the branch maintenance services of the Electrical
       Transportation Network Smart SA Dumitru Barascu,
       Marius Untescu, Oana Corina Moldovean for the
       approval of the decrease of its share capital
       by 8,333 shares, representing the contribution
       in kind of the Company from the Quota located
       at BD. GH. SINCAI NR. 3, 4th District, Bucharest,
       i.e. from 3,852,860 nominative shares to 3,844,527
       nominative shares of 10 LEI each, the share
       capital becoming 38,445,271 LEI

11.    Approve to grant special power of attorney to             Mgmt          For                            For
       each representative of the National Electricity
       Transportation Company Transelectrica SA for
       the general meeting of the shareholders of
       the branch maintenance services of the Electrical
       Transportation Network Smart SA Dumitru Barascu,
       Marius Untescu, Oana Corina Moldovean for the
       approval of the rectified income and expenses
       budget for 2008

12.    Approve to grant special power of attorney to             Mgmt          For                            For
       each representative of the National Electricity
       Transportation Company Transelectrica SA for
       the general meeting of the shareholders of
       the Company branch energy workers training
       Company SC Formenerg SA Maria Ionescu, Domnica
       Constantin, Mihaela Maciuceanu for the approval
       of the rectified income and expenses budget
       for 2008

13.    Approve to grant special power of attorney to             Mgmt          For                            For
       each representative of the National Electricity
       Transportation Company Transelectrica SA for
       the general meeting of the shareholders of
       the Company branch Telecommunications and Information
       Technology Services for Electrical Transportation
       Networks Teletrans Sa Anca Dobrica, Mircea
       Vasile Panaite, Razvan Catalin Purdila, for
       the approval of the rectified income and expenses
       budget for 2008

14.    Approve to set the date 07 JAN 2009 as record             Mgmt          For                            For
       date of the shareholders targeted by the resolutions
       of OGM

15.    Authorize Mr. Stelian Iuliu Alexandru Gal, as             Mgmt          For                            For
       the President of the Management Board, to sign
       the resolution of the OGM, of the necessary
       documents for the registration and publication
       of the resolution of the OGM, with the national
       office of the commerce register of the Bucharest
       Court




--------------------------------------------------------------------------------------------------------------------------
 C.N.T.E.E. TRANSELECTRICA S.A., BUCHAREST                                                   Agenda Number:  701802399
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16066106
    Meeting Type:  OGM
    Meeting Date:  23-Feb-2009
          Ticker:
            ISIN:  ROTSELACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       24 FEB 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the documents set up for the obtaining            Mgmt          For                            For
       of the ownership right approval certificate
       for the plot of land belonging to the National
       Electricity Transportation Company Transelectrica
       Sa used by Uno Den Det Craiova, plot of land
       located at Craiova, Street Nicolae Titulescu
       Nr. 1, Dolj County

2.     Approve the report on the achievement of the              Mgmt          For                            For
       performance criteria, of the performance targets
       and of other economic and financial indicators,
       on 30 NOV 2008, of the mandate as the Director
       General of the National Electricity Transportation
       Company Transelectrica Sa

3.     Approve to confirm the revocation by the Management       Mgmt          For                            For
       Board of Mr. Stelian Iuliu Alexandru Gal from
       the position as a Director General of the National
       Electricity Transportation Company Transelectrica
       Sa. and appoint in the position of Mr. Adrian
       Baicusi

4.     Approve the revocation of the Membership and              Mgmt          For                            For
       Presidentship of the Management Board of the
       National Electricity Transportation Company
       Transelectrica Sa. of Mr. Stelian Iuliu Alexandru
       Gal

5.     Appoint Mr. Alexandru Baicusi as a Member and             Mgmt          For                            For
       President of the Management Board of the National
       Electricity Transportation Company Transelectrica
       Sa. order of the Energy Minister No. 45/16
       JAN 2009

6.     Approve to grant a special mandate to each representative Mgmt          For                            For
       of the National Electricity Transportation
       Company Transelectrica Sa to the shareholders
       meeting of SC Icemenerg Sa Serban Nicolae Panaitescu,
       Stelian Iuliu Alexandru Gal, Edmund Petru Veress
       for the approval of the updated income and
       expenses budget as per 2008

7.     Approve to set the date 11 MAR 2009 as registration       Mgmt          For                            For
       date for the shareholders targeted by the decisions
       of the shareholders meeting

8.     Approve the mandating of a Member of the Management       Mgmt          For                            For
       Board, to sign the resolution of the shareholders
       meeting, of the necessary document for the
       registration and publication of the resolution
       of the shareholders meeting, with the National
       Office of the Commerce Register of the Bucharest
       Court




--------------------------------------------------------------------------------------------------------------------------
 C.N.T.E.E. TRANSELECTRICA S.A., BUCHAREST                                                   Agenda Number:  701855162
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16066106
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  ROTSELACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       31 MAR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 538489 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the proposed revenue and expenses budget          Mgmt          For                            For
       of the National Power Grid Company transelectrica
       S.A per 2009

2.     Approve the remuneration of the member of the             Mgmt          For                            For
       Board of Administration of the National Power
       Grid Company Transelectrica S.A

3.     Approve to establishing the additional benefits           Mgmt          For                            For
       that may be granted to the members of the Board
       of the National Power Grid Company Transelectrica
       S.A charged with specific positions in the
       Advisory Committees set up in the Board of
       Administration

4.     Approve the revoking from their quality of Boards         Mgmt          For                            For
       members of National Power Grid Company Transelectrica
       S.A of the persons named through the MEC Orders
       No. 3021/26.01.2006 [Bitu Alice Cezarina],
       No. 3151/15.05.2006 [Sandulescu Alexandru]
       and No. 3013/02.02.2007 [Cocea Dumitru] and
       MEF Orders No.142/17.01.2008 [Palasca Viorel]
       and No.143/17.01.2008 [Suta Adriana, Bogheanu
       Aurelian]

5.     Elect the members of the Board of the National            Mgmt          For                            For
       Power Grid Company Transelectrica S.A of the
       persons named through the Annex of the MEC
       Order no. 368/27.02.2009 [Ene Cristian, Ianda
       Elena ,Seculici Gheorghe,Costea Mircea Ionut
       , Boagiu Carmen, Sandulescu Alexendru]

6.     Approve the document issued in order to obtain            Mgmt          For                            For
       the attestation certificate of the property
       right over the land field owned by the National
       Power Grid Company Transelectrica S.A and located
       in Constanta City, 6 Varful ou Dor Street,
       Dolj Country

7.     Grant authority to the representative of the              Mgmt          For                            For
       National Power Grid Company Transelectrica
       S.A in the general assembly of shareholders
       of SC Smart S.A [Messrs. Dumitru Barascu, Marius
       Untescu, Oana Corina Moldavean] to revoke Mr.
       Ioan Diaconu from the position of members and
       respective President of the Board Administration
       and to appoint Mr. Calin Radu Vilt as the member
       President of the Board [MEC Order No. 191 dated
       11 FEB 2009]

8.     Grant authority to the representative of the              Mgmt          For                            For
       National Power Grid Company Transelectrica
       S.A in the general assembly of shareholders
       of SC Smart S.A [Messrs. Dumitru Barascu, Marius
       Untescu, Oana Corina Moldavean] to revoke from
       their quality of members of the Board of the
       person named through the MEC Order no. 3561/24.10.2005
       and electing in this quality of the persons
       mentioned in the Arinex of the MEC Order No.299/25.02.09

9.     Grant authority to the representative of the              Mgmt          For                            For
       National Power Grid Company Transelectrica
       S.A in the general assembly of shareholders
       of SC Teletrans SA [Messrs: Anca Dobrica, Micea
       Vasile Panaite, Razvan Catalin purdila] to
       revoke Mr. Ion Nedelcu from his quality of
       member of the Board of Directors and respectively
       president of the Board, and from the position
       of the General Directors of the Company and
       elect Mr. Horia Hahainu in his quality on members
       and respectively president of the Board and
       appoint him in the position of the General
       Manager of the Company [MEC order no. 400/04.03.09

10.    Grant authority to the representative of the              Mgmt          For                            For
       National Power Grid Company Tranelectrica S.A
       in the general assembly of shareholders of
       SC Formenerg S.A [Messrs: Maria Ionescu, Domnica
       Constantin, Mihaela Maciuceanu] to elect 2
       Censors and 3 Alternatives Censors for 3 years
       mandate

11.    Grant authority to the representative of the              Mgmt          For                            For
       National Power Grid Company Transelectrica
       S.A in the general assembly of shareholders
       of SC Formenerg S.A [Messrs: Maria Ionescu,
       Domnica Constantin, Mihaela Maciuceanu] to
       revoke from their quality of member of the
       Board of the persons names through the MEC
       order no. 3050/17.02.06, 3001/05.01.2007 and
       No. 3032/09.02.2007 and electing in his quality
       of persons mentioned in the Annex of the MEC
       order no. 425/05.03.09

12.    Approve the proposed registration date for the            Mgmt          For                            For
       shareholders falling under the consequences
       of the general shareholders assembly, which
       date is to be set by shareholders general assembly,
       is 15 APR 2009

13.    Grant authority to Mr. Adrian Baicusi as the              Mgmt          For                            For
       President of the Board to sign all the necessary
       documents in order to register the meeting
       decisions to the register of Commence




--------------------------------------------------------------------------------------------------------------------------
 C.N.T.E.E. TRANSELECTRICA S.A., BUCHAREST                                                   Agenda Number:  701877170
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16066106
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ROTSELACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 548732 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the financial statements of the National          Mgmt          For                            For
       Power Grid Company Transelectrica S.A for the
       FY 2008

2.     Approve the consolidated financial statement              Mgmt          For                            For
       of the National Power Grid Company Transelectrica
       S.A for the FY 2008, issued according to IFRS
       provisions

3.     Approve the report of the Board of Administration         Mgmt          For                            For
       and the consolidated report of the Board of
       Administration of the National Power Grid Company
       Transelectrica S.A for the FY 2008

4.     Approve to establish the gross dividend per               Mgmt          For                            For
       share to RON 0.30, establishing the period
       for dividend payment to 6 months from the date
       of OGM starting 17 AUG 2009 as well as the
       payment method

5.     Appoint Mr. Viorel Uleia as representative of             Mgmt          For                            For
       the National Power Grid Company Transelectrica
       S.A in the General Assembly of shareholders
       of SC Teletrans SA [MEC order no. 468/12 MAR
       2009]

6.     Approve the reversion to National Power Grid              Mgmt          For                            For
       Company Transelectrica S.A of some area properties
       owned by SC Smart SA in a building located
       in Bacau

7.     Approve the information about the situation               Mgmt          For                            For
       of performance criteria achievement, performance
       objectives on 31 DEC 2008 in the Management
       contract of the Director General of the National
       Power Grid Company Transelectrica S.A

8.     Authorize the representatives of the National             Mgmt          For                            For
       Power Grid Company Transelectrica S.A in the
       general assembly of shareholders of SC Teletrans
       S.A [Anca Dobrica, Mircea Vasile Panaite, Razvan
       Catalin Purdila] to revoke Mrs. Alina Stefania
       Gorghiu from the position of Member of the
       Board of Administration and appoint Mr. Adrian
       Baicusi as the Member of the Board as well
       as revoking Mr. Dorin Dantis from the position
       of the Member of the Administration and appoint
       Mr. Mihai Popescu in this position [MEC order
       no. 467 dated 12 MAR 2009]

9.     Authorize the representatives of the National             Mgmt          For                            For
       Power Grid Company Transelectrica S.A in the
       General Assembly of shareholders of SC OPCOM
       S.A [Durnitru Barascu, Marius Untescu, Ioana
       Apan] to revoke Mrs. Irina Putincanu from the
       position of Member of the Board of Administration
       and appoint Mrs. Monica Maurer George for this
       position [MEC order no. 470 dated 12 MAR 2009]

10.    Authorize the representatives of the National             Mgmt          For                            For
       Power Grid Company Transelectrica S.A in the
       General Assembly of shareholders of SC Formenerg
       SA [Maria Ionescu, Domnica Constantin, Mihaela
       Maciuceanu] to approve the financial statement
       FY 2008 and the report of the Board of Administration
       for 2008

11.    Authorize the representatives of the National             Mgmt          For                            For
       Power Grid Company Transelectrica S.A in the
       General Assembly of shareholders of SC Icemenerg
       SA [Serban Nicoale Panaitescu, Stelian Alexandru
       Gal, Edmund-Petru Veress] to approve the financial
       statement FY 2008 as well as the report of
       the Board of Administration for 2008

12.    Approve the registration date for the shareholders        Mgmt          For                            For
       falling under the consequence of the general
       shareholders assembly, which date is set by
       the shareholders general assembly, is 18 MAY
       2009

13.    Authorize Mr. Adrian Baicusi as the President             Mgmt          For                            For
       of the Board to sign all necessary document
       in order to register the meetings decision
       to the register of commerce




--------------------------------------------------------------------------------------------------------------------------
 C.P.ALL PUBLIC CO LTD                                                                       Agenda Number:  701899556
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1772K169
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  TH0737010Y16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 545337 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to certify the minutes AGM of shareholders        Mgmt          For                            For
       No.1/2008

2.     Approve the Board of Directors report regarding           Mgmt          For                            For
       the last year operation of the Company

3.     Approve the balance sheet and income statement            Mgmt          For                            For
       for the YE 31 DEC 2008

4.     Approve the allocation of income and payment              Mgmt          For                            For
       of dividend of THB 0.60 per share

5.1    Elect Mr. Dhanin Chearavanont as a Director,              Mgmt          For                            For
       who retires by rotation

5.2    Elect Mr. Korsak Chairasmisak as a Director,              Mgmt          For                            For
       who retires by rotation

5.3    Elect Mr. Umroong Sanphasitvong as a Director,            Mgmt          For                            For
       who retires by rotation

5.4    Elect Mr. Soopakij Chearavanont as a Director,            Mgmt          For                            For
       who retires by rotation

6.     Approve the Directors remuneration                        Mgmt          For                            For

7.     Approve the KPMG Phoomchai Audit Ltd as the               Mgmt          For                            For
       Auditors and authorize the Board to fix their
       remuneration

8.     Acknowledge the progress on the connected transaction     Mgmt          For                            For
       concerning the acquisition and disposition
       of assets of the supercenter business of the
       Company and its subsidiaries abroad

9.     Other business                                            Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CAIRN INDIA LTD                                                                             Agenda Number:  701792409
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1081B108
    Meeting Type:  OTH
    Meeting Date:  21-Jan-2009
          Ticker:
            ISIN:  INE910H01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 526439 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Approve, pursuant to provisions of Article 184            Mgmt          For                            For
       of the Articles of Association of the Company
       and the provisions, if any, of the Companies
       Act, 1956, to change the current FY of the
       Company beginning 01 JAN 2008 be changed, by
       extending it by a period of 3 months, so as
       to end on 31 MAR 2009 and subsequent financial
       year(s) shall be from the first day of April
       in each calendar year to the last day of March
       in the subsequent calendar year; and the annual
       accounts of the Company shall be maintained
       for the period(s) as aforesaid




--------------------------------------------------------------------------------------------------------------------------
 CAL-COMP ELECTRONICS (THAILAND) PUBLIC CO LTD                                               Agenda Number:  701814407
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1062G159
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  TH0639010Z13
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the AGM no.1/2008       Mgmt          For                            For

2.     Approve the audited financial statement of the            Mgmt          For                            For
       YE 2008 and annual report of the Board of Directors

3.     Approve the dividend payment for the year 2008            Mgmt          For                            For

4.     Appoint the Directors to replace those retired            Mgmt          For                            For
       by rotation for the year 2009

5.     Approve the remuneration for Board of Directors           Mgmt          For                            For
       for the year 2009

6.     Appoint the Company's Auditor and audit fee               Mgmt          For                            For
       for the year 2009

7.     Any other business [if any]                               Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO                                                  Agenda Number:  701665309
--------------------------------------------------------------------------------------------------------------------------
        Security:  P25625107
    Meeting Type:  EGM
    Meeting Date:  04-Aug-2008
          Ticker:
            ISIN:  CLP256251073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the capital of the Company            Mgmt          For                            For
       in USD 550,000,000 by the issuance of payment
       shares, in order to increase the current capital
       from USD 379,443,645.64 to USD 929,443,645.64
       the number of shares in which the social capital
       is divided, up to  date corresponds to 149,448,112
       shares, which will be increased in the number
       of shares to be approved during this extraordinary
       shareholders meeting

2.     Approve, up to 10% of the issuance of these               Mgmt          For                            For
       payment shares will be assigned to Compensation
       Programs for workers of the Company that will
       be elaborated by the Board of Directors through
       a Subscription Option Plan of shares, during
       a period of up to 5 years from the date of
       the extraordinary shareholders meeting

3.     Authorize the Board of Directors for the fixation         Mgmt          For                            For
       of the price to trade the shares in the market

4.     Approve the modifications to the social statutes          Mgmt          For                            For
       deemed necessary

5.     Adopt all necessary actions in order to legalize          Mgmt          For                            For
       and make effective the modifications agreed
       during this session




--------------------------------------------------------------------------------------------------------------------------
 CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO                                                  Agenda Number:  701853702
--------------------------------------------------------------------------------------------------------------------------
        Security:  P25625107
    Meeting Type:  EGM
    Meeting Date:  13-Apr-2009
          Ticker:
            ISIN:  CLP256251073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to disregard the decision of increasing           Mgmt          For                            For
       the capital for the amount of USD 550,000,000
       and the issuance of 13,250,777 shares, without
       nominal value, as it was agreed during the
       extraordinary shareholders meeting that took
       place on 04 AUG 2008, and consequently the
       capital of the Company will remain in USD 379,443,645.64,
       represented by 149,448,112 shares without nominal
       value, totally subscribed and paid

2.     Amend the Articles 5 and 6 of the Social Statutes,        Mgmt          For                            For
       and to revoke the unique transitory Article

3.     Adopt the all other necessary agreements in               Mgmt          For                            For
       order to implement the previous ones

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO                                                  Agenda Number:  701881030
--------------------------------------------------------------------------------------------------------------------------
        Security:  P25625107
    Meeting Type:  OGM
    Meeting Date:  13-Apr-2009
          Ticker:
            ISIN:  CLP256251073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, balance and financial          Mgmt          For                            For
       statements for the YE 2008 as well as the report
       of Independent Auditors

2.     Approve the dividends policy and proposal of              Mgmt          For                            For
       earnings distribution

3.     Appoint the Independent Auditors of the Company           Mgmt          For                            For

4.     Approve the compensation for the Directors                Mgmt          For                            For

5.     Approve the compensation for the Directors Committee      Mgmt          For                            For
       Members and the corresponding budget

6.     Appoint the rating agencies for the Company               Mgmt          For                            For

7.     Receive on operations referred to in Articles             Mgmt          For                            For
       44 and 93 of Law number 18,046 of Corporations

8.     Other matters                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO                                                  Agenda Number:  701909876
--------------------------------------------------------------------------------------------------------------------------
        Security:  P25625107
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  CLP256251073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect and total replacement of the Members of             Mgmt          For                            For
       the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 CARSO GLOBAL TELECOM S A DE C V                                                             Agenda Number:  701893112
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2142R108
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  MXP740451010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

I.     Proposal and, as the case may be, approval to             Non-Voting    No vote
       amend several Articles of the Company's Corporate
       ByLaws; resolutions in connection thereto

II.    Appointment of delegates to comply with the               Non-Voting    No vote
       resolutions adopted by this meeting and, as
       the case may be, to formalize them as applicable;
       resolutions in connection thereto

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DELETION       Non-Voting    No vote
       OF COMMENT. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CARSO GLOBAL TELECOM S A DE C V                                                             Agenda Number:  701893124
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2142R108
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  MXP740451010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

I.     Presentation and, as the case may be, approval            Non-Voting    No vote
       of the general Director's report prepared in
       accordance with Article 172 of the general
       corporation and Partnership Law and 44 Paragraph
       XI of the Securities Market Law, together with
       the External Auditor's certificate, in respect
       to the Company's transactions and results for
       the FYE 31 DEC 2008, as well as the Board of
       Directors, opinion on such report, presentation
       and, as the case may be, approval of the Board
       of Directors, report referred to in Article
       172, Section b) of the general corporation
       and partnership law containing the main accounting
       and information policies and criteria followed
       in the preparation of the Company's financial
       information, presentation and, as the case
       may be, approval of the report on the activities
       and transactions in which the Board participated
       under Article 28 IV (e) of the Securities Market
       Law, presentation and, as the case may be,
       approval of the Company's individual and consolidated
       financial statements as of 31 DEC 2008, as
       of 31 DEC 2008, and allocation of the FY profits,
       presentation and, as the case may be, approval
       of the annual report on the activities carried
       out by the Audit Committee under Article 43
       of the Securities Market Law and the report
       on the Company's subsidiaries, presentation
       and, as the case may be, approval of the report
       on the compliance with the obligation contained
       in Article 86, Paragraph XX of the Income Tax
       Law corresponding to the presentation of the
       shareholders, meeting report on the compliance
       with the Company's fiscal obligations

II.    Presentation and, as the case may be, approval            Non-Voting    No vote
       of the proposal for the allocation of profits;
       resolutions in connection thereto

III.   Ratification, as the case may be, of the Board            Non-Voting    No vote
       of Directors, and the general Director, performance
       for the FY 2008 and appointment or ratification,
       as the case may be, of the persons that will
       be members of the Company's Board of Directors
       and other bodies, having previously evaluated
       their independence, as the case may be, as
       well as the Chairman of the Audit Committee,
       as well as, determination of the relevant compensations;
       resolutions in connection thereto

IV.    Proposal and, as the case may be, approval of             Non-Voting    No vote
       he maximum amount of funds that may be used
       fort he acquisition of own shares for the FY
       2009, as well as proposal and, as the case
       may be, approval on the provisions and policies
       regarding the acquisition of own shares; resolutions
       in connection thereto

V.     Appointment of delegates to comply the resolutions        Non-Voting    No vote
       adopted by this meeting and, as the case may
       be, to formalize them as applicable; resolutions
       in connection thereto




--------------------------------------------------------------------------------------------------------------------------
 CARSO INFRAESTRUCTURA Y CONSTRUCCION SA DE CV, CIUDAD DE MEXICO                             Agenda Number:  701903533
--------------------------------------------------------------------------------------------------------------------------
        Security:  P20887108
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MX01CI050005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Amend various Articles of the Corporate Bylaws;           Mgmt          For                            For
       resolutions in this regard

II.    Approve the resolutions regarding the formalization       Mgmt          For                            For
       and fulfillment of the resolutions that the
       meeting passes and designation of Special Delegates




--------------------------------------------------------------------------------------------------------------------------
 CARSO INFRAESTRUCTURA Y CONSTRUCCION SA DE CV, CIUDAD DE MEXICO                             Agenda Number:  701903545
--------------------------------------------------------------------------------------------------------------------------
        Security:  P20887108
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MX01CI050005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the presentation, for the appropriate             Mgmt          For                            For
       purposes of the report from the chief executive
       officer regarding the progress and the operations
       of the Company for the FY that ended on 31
       DEC 2008, which includes the financial statements
       to that date and the opinion of the outside
       Auditor, of the opinion and of the reports
       from the Board of Directors that is referred
       to in lines C, D and E of Part IV of Article
       28 of the Securities Market Law, of the report
       from the Corporate practices and audit Committee,
       and of the report regarding the fulfillment
       of tax obligations; resolutions in this regard

2.     Approve a proposal in relation to the allocation          Mgmt          For                            For
       of profit; resolutions in this regard

3.     Ratify the term in office of the Board of Directors       Mgmt          For                            For
       and of the Chief Executive Officer for the
       2008 FY; resolutions in this regard

4.     Approve the designation or ratification, as               Mgmt          For                            For
       the case may be, of the Members and Officers
       of the Board of Directors and of the chairperson
       and, if relevant, of the Members of the corporate
       practices and Audit Committee, passage of the
       resolutions in this regard of those relative
       to the classification of the independence of
       the Members Board of Directors and for compensation,
       as well as, of the others that derive from
       all of the above

5.     Approve the resolutions regarding formalization           Mgmt          For                            For
       and fulfillment of the resolutions that the
       meeting passes, and the designation of special
       delegates




--------------------------------------------------------------------------------------------------------------------------
 CATCHER TECHNOLOGY CO LTD                                                                   Agenda Number:  701972502
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1148A101
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  TW0002474004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The indirect investment in People's Republic              Non-Voting    No vote
       of China

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 1 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, and staff bonus; proposed stock dividend:
       100 for 1,000 shares held

B.4    Approve the proposal of capital injection by              Mgmt          For                            For
       issuing new shares or convertible Corporate
       bonds

B.5    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.7    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.8    Approve the adjustment to the investment quota            Mgmt          For                            For
       in People's Republic of China

B91.1  Elect Mr. Shui-Shu Hung representative of Kai-Yi          Mgmt          For                            For
       Investment Co., Ltd/89811523 as a Director

B91.2  Elect Mr. David Hung representative of Kai-Yi             Mgmt          For                            For
       Investment Co., Ltd/8911523 as a Director

B91.3  Elect Mr. Ping-Song Hsu, ID No. A103593405 as             Mgmt          For                            For
       a Director

B91.4  Elect Mr. William Yang, ID No. D101032457 as              Mgmt          For                            For
       a Director

B91.5  Elect Mr. Tsorng-Juu Liang, ID No. S120639754             Mgmt          For                            For
       as a Director

B92.1  Elect Mr. Janice Lin representative of Chia               Mgmt          For                            For
       Wei Investment Co., Ltd/89811208 as a Supervisor

B92.2  Elect Mr. Ming-Long Wong, ID No. C100552048               Mgmt          For                            For
       as a Supervisor

B92.3  Elect Mr. Wen-Chieh Huang ID No. K120002466               Mgmt          For                            For
       as a Supervisor

B.10   Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.11   Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CATHAY REAL ESTATE DEVELOPMENT CO LTD                                                       Agenda Number:  701993328
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y11579102
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002501004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544911 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The audited reports                                       Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve the proposal to release the prohibition           Mgmt          For                            For
       on Directors from participation in competitive
       business

B.7    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CELLCOM ISRAEL LTD                                                                          Agenda Number:  932938408
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2196U109
    Meeting Type:  Consent
    Meeting Date:  18-Aug-2008
          Ticker:  CEL
            ISIN:  IL0011015349
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: AMI EREL                            Mgmt          For                            For

1B     ELECTION OF DIRECTOR: SHAY LIVNAT                         Mgmt          For                            For

1C     ELECTION OF DIRECTOR: RAANAN COHEN                        Mgmt          For                            For

1D     ELECTION OF DIRECTOR: AVRAHAM BIGGER                      Mgmt          For                            For

1E     ELECTION OF DIRECTOR: RAFI BISKER                         Mgmt          For                            For

1F     ELECTION OF DIRECTOR: SHLOMO WAXE                         Mgmt          For                            For

1G     ELECTION OF DIRECTOR: HAIM GAVRIELI                       Mgmt          For                            For

1H     ELECTION OF DIRECTOR: ARI BRONSHTEIN                      Mgmt          For                            For

02     APPROVAL OF THE GRANT OF LETTER OF EXEMPTION              Mgmt          For                            For
       AND INDEMNIFICATION TO OFFICE HOLDERS WHO ARE
       CONTROLLING SHAREHOLDERS.

03     APPROVAL OF THE AMENDMENT OF TERMS OF OUTSTANDING         Mgmt          For                            For
       OPTIONS HELD BY THE CHAIRMAN OF THE BOARD OF
       THE COMPANY.

04     REAPPOINTMENT OF SOMEKH CHAIKIN, AS INDEPENDENT           Mgmt          For                            For
       AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 CEMENTOS ARGOS SA, BOGOTA                                                                   Agenda Number:  701835158
--------------------------------------------------------------------------------------------------------------------------
        Security:  P22356102
    Meeting Type:  OGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  COH04AO00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to verify the quorum                              Mgmt          For                            For

2.     Approve the agenda                                        Mgmt          For                            For

3.     Approve the designation of a Commission for               Mgmt          For                            For
       the approval of the minutes

4.     Approve the joint report of the Board of Directors        Mgmt          For                            For
       and of the Chief Executive Officer

5.     Approve the financial statements to 31 DEC 2008           Mgmt          For                            For

6.     Approve the report of the Auditor                         Mgmt          For                            For

7.     Approve the joint report of the Board of Directors        Mgmt          For                            For
       and of the Chief Executive Officer and of the
       financial statements to 31 DEC 2008

8.     Approve the Profits Distribution Plan                     Mgmt          For                            For

9.     Elect the Board of Directors and assigning of             Mgmt          For                            For
       remuneration

10.    Elect the Auditor and approve to set the fees             Mgmt          For                            For

11.    Proposals and various                                     Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CEMENTOS LIMA S A                                                                           Agenda Number:  701849789
--------------------------------------------------------------------------------------------------------------------------
        Security:  P22385101
    Meeting Type:  OGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  PEP239001006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       31 MAR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the Corporate Management [financial               Mgmt          For                            For
       statements and report from the Board of Directors]

2.     Approve the designation of Outside Auditors               Mgmt          For                            For

3.     Approve the dividends policy                              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CEMEX SAB DE CV                                                                             Agenda Number:  701879439
--------------------------------------------------------------------------------------------------------------------------
        Security:  P22561321
    Meeting Type:  OGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  MXP225611567
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

I.     Presentation of the report from the Chief Executive       Non-Voting    No vote
       Officer, including the balance sheet, income
       statement, statement of change in the financial
       situation and variations in the capital, and
       of the report from the Board of Directors,
       for the 2008 FY, in accordance with that which
       is established by the securities Market Law,
       their discussion and approval if relevant,
       after taking cognizance of the opinion of the
       Board of Directors regarding the report from
       the Chief Executive Officer, the Audit and
       Corporate Practices Committee, the report regarding
       accounting policies and criteria adopted, and
       the report regarding the review of the fiscal
       situation of the Company

II.    Resolution regarding the Plan for the allocation          Non-Voting    No vote
       of profit

III.   Proposal to increase the share capital in its             Non-Voting    No vote
       variable part through capitalization with a
       charge against retained profit

IV.    Renegotiation of debt with Financial Institutions         Non-Voting    No vote

V.     Appointment of Members of the Board of Directors,         Non-Voting    No vote
       Members and Chairperson of the Audit and Corporate
       Practices Committee

VI.    Remuneration of the Members of the Board of               Non-Voting    No vote
       Directors and of the Audit and Corporate Practices
       Committee

VII.   Designation of the person or people charged               Non-Voting    No vote
       with formalizing the resolutions passed




--------------------------------------------------------------------------------------------------------------------------
 CENCOSUD S A                                                                                Agenda Number:  701732592
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2205J100
    Meeting Type:  EGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  CL0000000100
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the capital by means of               Mgmt          For                            For
       the issuance of 150,000,000 shares, without
       nominal value and each for the same value,
       and the modification of the social Bylaws in
       order to reflect this increase

2.     Approve to adjust the treatment of the cost               Mgmt          For                            For
       of issuance and placement of these shares in
       accordance with circular no 1.370 of January
       1998 of the superintendancy of values and insurances

3.     Authorize the Board of Directors to grant all             Mgmt          For                            For
       necessary powers of attorney to carry out the
       resolutions agreed during the meeting




--------------------------------------------------------------------------------------------------------------------------
 CENCOSUD SA                                                                                 Agenda Number:  701891144
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2205J100
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CL0000000100
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to reduce the number of Directors from            Mgmt          For                            For
       10 to 9 and the modification of the By Laws
       in order to reflect this change accordingly

2.     Grant all powers of attorney deemed necessary             Mgmt          For                            For
       in order to carry out and make effective the
       resolutions agreed during the session




--------------------------------------------------------------------------------------------------------------------------
 CENCOSUD SA                                                                                 Agenda Number:  701904991
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2205J100
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CL0000000100
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report, balance sheet and              Mgmt          For                            For
       financial statements of the FYE 31 DEC 2009,
       and of the reports of External Auditors corresponding
       to the same period

2.     Approve to distribute the profits of FY 2009              Mgmt          For                            For
       and distribution of dividends

3.     Approve to explanation of dividends policy                Mgmt          For                            For

4.     Elect the Board of Directors                              Mgmt          For                            For

5.     Approve to fix the remuneration to Directors              Mgmt          For                            For
       for year 2009

6.     Approve to fix the remuneration for the Directors         Mgmt          For                            For
       committee and its budget for year 2009

7.     Receive the report on expenses incurred by the            Mgmt          For                            For
       Board of Directors and Directors Committee
       during FY 2008

8.     Approve the designation of External Auditors              Mgmt          For                            For
       for year 2009

9.     Approve the designation of risk classifiers               Mgmt          For                            For
       Companies for year 2009

10.    Receive report on transactions with related               Mgmt          For                            For
       parties considered in Article 44 of stock Companies
       Law

11.    Approve the designation of the newspaper where            Mgmt          For                            For
       legal publications will be made

12.    Other matters                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CENTRAIS ELETRICAS BRASILEIRAS SA-ELETROBRAS                                                Agenda Number:  701705115
--------------------------------------------------------------------------------------------------------------------------
        Security:  P22854122
    Meeting Type:  EGM
    Meeting Date:  25-Sep-2008
          Ticker:
            ISIN:  BRELETACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Amend the Article 3 1, inclusion of 2 and 3               Mgmt          For                            For
       with the consequent renumbering of 4, 5, 6
       and 7 of the Corporate Bylaws of Eletrobras
       for adaptation to law number 116 51 of 07 APR
       2008

2.1    Approve to increase the share capital with the            Mgmt          For                            For
       amendment of Article 6 of the Corporate Bylaws
       of Electrobras: ratification of the increase
       in capital approved at the 151st EGM held on
       30 APR 2008, as a result of the 4th conversion
       of the credits from the compulsory being paid
       in to the share capital the amount of BRL 61,337,176.99

2.2    Approve to increase the share capital with the            Mgmt          For                            For
       amendment of Article 6 of the Corporate Bylaws
       of Electrobras: to capitalization of the surplus
       profits reserve in the amount of BRL 1,859,401,181.87,
       taking the share capital of Eletrobras from
       BRL 24,235,828,852.78 to BRL 26,156,567,211.64,
       with the consequent amendment of Article 6,
       which will come to have the specified wording
       Article 6 the share capital is BRL 26,156,567,211.64,
       divided into 905,023,527 common shares, 146,920
       Class A preferred shares and 227,186,643 Class
       B preferred shares, all with no par value

3.     Approve to include in Article 41, Chapter 9,              Mgmt          For                            For
       of the corporate Bylaws of Eletrobras, Paragraphs
       2, 3 and 4, with the specified wording




--------------------------------------------------------------------------------------------------------------------------
 CENTRAIS ELETRICAS BRASILEIRAS SA-ELETROBRAS                                                Agenda Number:  701875811
--------------------------------------------------------------------------------------------------------------------------
        Security:  P22854122
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRELETACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Receive the Board of Directors annual report,             Mgmt          For                            For
       the financial statements and Finance Committee
       report relating to FYE 31 DEC 2008

2.     Approve the proposal for the capital budget               Mgmt          For                            For
       for the YE 2009

3.     Approve the YE end result and to distribute               Mgmt          For                            For
       dividends

4.     Elect the Members of the Board of Directors               Mgmt          For                            For

5.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       the respective substitutes

6.     Approve to set the global remuneration of the             Mgmt          For                            For
       Board of Directors, Finance Committee and the
       Executive Directors

7.     Approve to decide on the newspapers in which              Mgmt          For                            For
       Company financial statements will be published




--------------------------------------------------------------------------------------------------------------------------
 CENTRAIS ELETRICAS BRASILEIRAS SA-ELETROBRAS, BRASILIA                                      Agenda Number:  701877271
--------------------------------------------------------------------------------------------------------------------------
        Security:  P22854106
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRELETACNPB7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTIONS 4 AND 5 ONLY. THANK YOU.

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     To examine, discuss and vote upon the Board               Non-Voting    No vote
       of Directors annual report, the financial statements
       and Finance Committee report relating to FYE
       31 DEC 2008

2.     To approve the proposal for the capital budget            Non-Voting    No vote
       for the year 2009

3.     Destination of the year-end results and to distribute     Non-Voting    No vote
       dividends

4.     Elect the Members of the Board of Directors;              Mgmt          For                            For
       [Under the terms of the applicable legislation,
       cumulative voting can be adopted for this item]

5.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective Substitutes

6.     To set the global remuneration of the Board               Non-Voting    No vote
       of Directors, Finance Committee and the Executive
       Directors

7.     To decide on the newspapers in which Company              Non-Voting    No vote
       financial statements will be published




--------------------------------------------------------------------------------------------------------------------------
 CENTRAL PATTANA PUBLIC CO LTD                                                               Agenda Number:  701821503
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1242U219
    Meeting Type:  EGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  TH0481A10Z19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the AGM of              Mgmt          For                            For
       shareholders no. 1/2008

2.     Approve the entering into sub-lease assets agreement      Mgmt          For                            For
       of Lardprao project with Central International
       Development Company Limited

3.     Other agendas [if any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CENTRAL PATTANA PUBLIC CO LTD                                                               Agenda Number:  701852433
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1242U219
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  TH0481A10Z19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544469 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the minutes of the previous EGM                   Mgmt          For                            For

2.     Acknowledge the 2008 operating results                    Mgmt          For                            For

3.     Approve to accept the financial statements and            Mgmt          For                            For
       statutory reports

4.     Approve the dividend of THB 0.33 per share                Mgmt          For                            For

5.1    Elect Mr. Chackchai Panichapat as a Director              Mgmt          For                            For

5.2    Elect Mr. Sudhitham Chirathivat as a Director             Mgmt          For                            For

5.3    Elect Mr. Prin Chirathivat as a Director                  Mgmt          For                            For

5.4    Elect Mr. Kanchit Bunajinda as a Director                 Mgmt          For                            For

5.5    Elect Mr. Karun Kittisataporn as a Director               Mgmt          For                            For

6.     Approve the remuneration of the Directors                 Mgmt          For                            For

7.     Appoint KPMG Phoomchai Audit Limited as the               Mgmt          For                            For
       Auditors and authorize the Board to fix their
       remuneration

8.     Approve the change in the names and number of             Mgmt          For                            For
       authorized Directors who have signing authority

9.     Approve the issuance of debentures of the amount          Mgmt          For                            For
       not exceeding THB 5 billion

10.    Other business                                            Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CENTUM INVESTMENT COMPANY                                                                   Agenda Number:  701794275
--------------------------------------------------------------------------------------------------------------------------
        Security:  V4717D103
    Meeting Type:  AGM
    Meeting Date:  14-Jan-2009
          Ticker:
            ISIN:  KE0000000265
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to read the notice convening the meeting          Mgmt          For                            For

2.     Approve the minutes of the 40th AGM                       Mgmt          For                            For

3.     Receive the audited financial statements                  Mgmt          For                            For

4.     Declare 1st and final dividend                            Mgmt          For                            For

5.     Approve the Directors' remuneration for the               Mgmt          For                            For
       year 31 DEC 2008

6.     Approve to note Mr. James Mworia as a Managing            Mgmt          For                            For
       Director

7.     Elect the Directors                                       Mgmt          For                            For

8.     Approve the special notice                                Mgmt          For                            For

9.     Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CENTURY TEXTILES & INDUSTRIES LTD                                                           Agenda Number:  701653708
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y12504125
    Meeting Type:  AGM
    Meeting Date:  23-Jul-2008
          Ticker:
            ISIN:  INE055A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and profit and loss account
       for the YE on that date and the reports of
       the Directors and the Auditors of the Company

2.     Declare a dividend on equity shares for the               Mgmt          For                            For
       YE 31 MAR 2008

3.     Re-elect Shri E.B. Desai as a Director                    Mgmt          For                            For

4.     Re-elect Shri Amal Ganguli as a Director                  Mgmt          For                            For

5.     Appoint the Auditors of the Company to hold               Mgmt          For                            For
       office from the conclusion of this meeting
       until the conclusion of the next AGM of the
       Company and approve to fix their remuneration

S.6    Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Sections 198, 309 and other applicable provisions
       if any, of the Companies Act, 1956, and subject
       to all other approvals, if any necessary to
       the payment of, in addition to the sitting
       fees for attending the meetings of the Board
       or Committees thereof and reimbursement of
       expenses, in accordance with the relevant provisions
       of the Articles of Association of the Company
       and the statutory regulations for the time
       being in force, to the Directors of the Company
       who are neither in whole-time employment of
       the Company nor Managing/Wholetime Director
       of the Company a commission at a rate not exceeding
       one percent of the net profits of the Company
       in each year, calculated in accordance with
       relevant provisions of the said Act, subject
       however to such ceiling if any, per annum as
       the Board may, from time to time fix in that
       behalf and the same to be divided amongst them
       in such manner as the Board may from time to
       time, determine; this Resolution shall be in
       effective for a period of 5 years from 01 APR
       2008 to 31 MAR 2013

S.7    Approve that as already authorized by the Company         Mgmt          For                            For
       in general meeting as per resolutions passed
       at its meetings held on 14th JUN 1972 and 23
       FEB 1968, pursuant to the provisions contained
       in Section 149(2A) of the Companies Act, 1956,
       approval be and is hereby once again accorded
       to the commencement of business of designers,
       engineers, builders, contractors of all kinds
       of buildings etc and to establish super markets
       and departmental stores etc as specified in
       Sub-Clauses 4(g) and 5(g) respectively of Clause
       III of the Memorandum of Association of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 CERAGON NETWORKS LTD.                                                                       Agenda Number:  932982704
--------------------------------------------------------------------------------------------------------------------------
        Security:  M22013102
    Meeting Type:  Annual
    Meeting Date:  31-Dec-2008
          Ticker:  CRNT
            ISIN:  IL0010851660
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       YAEL LANGER                                               Mgmt          For                            For

02     TO APPROVE THE GRANT OF OPTIONS TO THE COMPANY'S          Mgmt          Against                        Against
       DIRECTORS, EXCEPT OUR EXTERNAL DIRECTORS.

03     TO RE-APPOINT KOST FORER GABBAY & KASIERER,               Mgmt          For                            For
       A MEMBER OF ERNST & YOUNG GLOBAL, AS THE COMPANY'S
       INDEPENDENT AUDITOR.

04     TO APPROVE AND ADOPT THE COMPANY'S DIRECTORS              Mgmt          For                            For
       AND OFFICERS LIABILITY INSURANCE POLICY FOR
       THE PERIOD COMMENCING JULY 9, 2008 AND ENDING
       NO LATER THAN THE LATER OF THE 2009 ANNUAL
       MEETING OF SHAREHOLDERS AND SEPTEMBER 10, 2009.




--------------------------------------------------------------------------------------------------------------------------
 CERSANIT S.A., KRASNYSTAW                                                                   Agenda Number:  701776772
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1162X103
    Meeting Type:  EGM
    Meeting Date:  18-Dec-2008
          Ticker:
            ISIN:  PLCRSNT00011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the preparing a roll                              Mgmt          No Action

4.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

5.     Approve to accept the agenda                              Mgmt          No Action

6.     Elect the Scrutiny Commission                             Mgmt          No Action

7.     Adopt the resolution on decreasing the share              Mgmt          No Action
       capital by PLN 335.90 by redemption of 3359
       F series shares

8.     Amend the Company Articles of Association                 Mgmt          No Action

9.     Authorize the Management Board to set the uniform         Mgmt          No Action
       text of the Articles of Association

10.    Other issues                                              Non-Voting    No Action

11.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 CERSANIT S.A., KRASNYSTAW                                                                   Agenda Number:  701964012
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1162X103
    Meeting Type:  OGM
    Meeting Date:  17-Jun-2009
          Ticker:
            ISIN:  PLCRSNT00011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman and preparation of the attendance      Mgmt          No Action
       list

3.     Approve the correctness of calling meeting and            Mgmt          No Action
       its ability to approve resolutions

4.     Approve the agenda acceptance                             Mgmt          No Action

5.     Approve the review of the Company activity report         Mgmt          No Action
       and the financial Statement, consolidated financial
       statement and capital group activity report

6.     Approve to review the Supervisory Board activity          Mgmt          No Action
       report

7.I    Approve the Company activity report and capital           Mgmt          No Action
       group activity report

7.II   Approve the financial statements                          Mgmt          No Action

7.III  Approve the consolidated financial statement              Mgmt          No Action

7.IV   Grant the Management Board duties execution               Mgmt          No Action

7.V    Grant the Supervisory Board duties execution              Mgmt          No Action

7.VI   Approve the profit distribution                           Mgmt          No Action

7.VII  Elect the Members of the Supervisory Board                Mgmt          No Action

8.     Miscellaneous                                             Non-Voting    No Action

9.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 CEZ A.S., PRAHA                                                                             Agenda Number:  701890611
--------------------------------------------------------------------------------------------------------------------------
        Security:  X2337V121
    Meeting Type:  OGM
    Meeting Date:  13-May-2009
          Ticker:
            ISIN:  CZ0005112300
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening, election of Chairman of the GM, minutes          Mgmt          No Action
       clerk, scrutinisers and minutes controllers

2.     Approve the Management report on the Company              Mgmt          No Action
       business activities and balance of assets for
       the year 2008 and summarized report according
       to Section 118/8/ Act on capital market budiness
       operation

3.     Approve the Supervisory Board report                      Mgmt          No Action

4.     Approve the financial statements of Cez and               Mgmt          No Action
       consolidated financial statements the Cez group
       for the year 2008

5.     Approve the decision on division of profit including      Mgmt          No Action
       a decision on payment of dividends and royalties

6.     Approve the agreement on the contribution of              Mgmt          No Action
       the part Company Rozvody Tepla to Cez Teplrensk

7.     Approve the decision on acquisition of own Company        Mgmt          No Action
       shares

8.     Approve the changes of the Articles of Association        Mgmt          No Action

9.     Approve the decision on the volume of financial           Mgmt          No Action
       resources for provision of donations

10.    Approve to confirm the co-option, recalling               Mgmt          No Action
       and election of the Supervisory Board Members

11.    Approve the contracts on execution of function            Mgmt          No Action
       of the Supervisory Board Member

12.    Elect the Committee Members for Audit                     Mgmt          No Action

13.    Approve the draft agreement on execution of               Mgmt          No Action
       the function of an Audit Committee Member

14.    Conclusion                                                Mgmt          No Action

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No Action
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CH KARNCHANG PUBLIC COMPANY LIMITED                                                         Agenda Number:  701828420
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15663142
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  TH0530010Z14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the 2008 AGM of shareholders       Mgmt          For                            For

2.     Acknowledge the Company's operational results             Mgmt          For                            For
       for the year 2008

3.     Approve the balance sheet and income statement            Mgmt          For                            For
       for the YE 31 DEC 2008

4.     Approve the allocation of profit                          Mgmt          For                            For

5.     Elect Directors to replace those due to retire            Mgmt          For                            For
       by rotation

6.     Approve to determine the remuneration for the             Mgmt          For                            For
       Directors

7.     Appoint the Auditor and approve to determine              Mgmt          For                            For
       the remuneration for the year 2009

8.     Other matters [If any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHANG HWA COMMERCIAL BANK                                                                   Agenda Number:  701762228
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1293J105
    Meeting Type:  EGM
    Meeting Date:  21-Nov-2008
          Ticker:
            ISIN:  TW0002801008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 510542 DUE TO RECEIPT OF DIRECTORS NAME.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1.1  Elect Mr. Le-Ming su as a Director, shareholder           Mgmt          For                            For
       No. 940001 delegate of ministry of finance
       representative

1.1.2  Elect Mr. Wan-Ching Chen as a Director, shareholder       Mgmt          For                            For
       No. 940001 delegate of ministry of finance
       representative

1.1.3  Elect Mr. Wei-Jian Shan as a Director, shareholder        Mgmt          For                            For
       No. 2837094 delegate of taishin financial holding
       Co Ltd representative

1.1.4  Elect Mr. Cheng-Ching WU as a Director, shareholder       Mgmt          For                            For
       No. 2837094 delegate of taishin financial holding
       Co Ltd representative

1.1.5  Elect Mr. Chih-Shang Kao as a Director, shareholder       Mgmt          For                            For
       no. 2837094 delegate of taishin financial holding
       Co Ltd representative

1.1.6  Approve the CHB Industrial Union, shareholder             Mgmt          For                            For
       No. 2629040

1.1.7  Approve the CHB Industrial Union , shareholder            Mgmt          For                            For
       No. 2629040

1.2.1  Elect Mr. Hsiu-Chuan Ko as a Supervisor, shareholder      Mgmt          For                            For
       No.71695 delegate of National Development Fund,Executive
       Yuan representative

1.2.2  Elect Mr. Wen-Yu Wang as a Supervisor, shareholder        Mgmt          For                            For
       No. 2852418 delegate of Ho Hsing Petrochemical
       Industry Corporation representative

1.3.1  Elect Mr. Fa-Chin Liang as an Independent Director,       Mgmt          For                            For
       Id No. F102160041

1.3.2  Elect Mr. Kou-Yuan Liang as an Independent Director,      Mgmt          For                            For
       Id No. M100671448

1.3.3  Elect Mr. Wan-Chi Lai as an Independent Director,         Mgmt          For                            For
       Id No. F100710650

2.     Approve to release the participation in competitive       Mgmt          For                            For
       business

3.     Other issues and Extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHANG HWA COMMERCIAL BANK                                                                   Agenda Number:  701979950
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1293J105
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002801008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; [proposed           Mgmt          For                            For
       cash dividend: TWD: 0.6 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHAODA MODERN AGRICULTURE  HLDGS LTD                                                        Agenda Number:  701764892
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2046Q107
    Meeting Type:  AGM
    Meeting Date:  10-Dec-2008
          Ticker:
            ISIN:  KYG2046Q1073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the FYE 30 JUN 2008

2.     Approve the final dividend for the FYE 30 JUN             Mgmt          For                            For
       2008

3.A    Re-elect Mr. Fong Jao as an Executive Director            Mgmt          For                            For
       of the Company

3.B    Re-elect Mr. Chen Jun Hua as an Executive Director        Mgmt          For                            For
       of the Company

3.C    Re-elect Mr. Chan Chi Po, Andy as an Executive            Mgmt          For                            For
       Director of the Company

3.D    Re-elect Professor Lin Shun Quan as an Independent        Mgmt          For                            For
       Non-Executive Director of the Company

3.E    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [the Directors] to fix the remuneration of
       the Directors'

4.     Re-appoint Grant Thornton as the Auditors of              Mgmt          For                            For
       the Company and authorize the Directors to
       fix their remuneration

5.A    Approve, conditional upon the Listing Committee           Mgmt          For                            For
       of the Stock Exchange of Hong Kong Limited
       [the 'Stock Exchange'] granting the listing
       of, and permission to deal in, the Bonus Shares
       [as defined below] to be issued pursuant to
       this resolution, an amount of approximately
       HKD 9,739,872.10 standing to the credit of
       the share premium account of the Company capitalized
       in accordance with Article 142 of the Articles
       of Association of the Company and authorize
       the Directors to apply such amount in paying
       up in full at par 97,398,721 new ordinary shares
       of HKD 0.10 each in the capital of the Company
       [the 'Bonus Shares'] to be allotted, issued
       and distributed, credited as fully paid, to
       the Members of the Company whose names appear
       on the register of the Members of the Company
       at the close of business on 10 DEC 2008 on
       the basis of one Bonus Share for every 25 existing
       issued shares of the Company held [the 'Bonus
       Issue']; the Bonus Shares shall rank pari passu
       in all respects with the then existing issued
       shares of the Company except that they will
       not be entitled to participate in any dividend
       declared or recommended by the Company in respect
       of the FYE 30 JUN 2008; no fractional Bonus
       Shares shall be allotted to Members of the
       Company and fractional entitlements [if any]
       will be aggregated and sold for the benefit
       of the Company; and to do all acts and things
       as may be necessary and expedient in connection
       with or to give effect to the Bonus Issue including
       but not limited to the issue of the Bonus Shares,
       adjusting the amount to be capitalized out
       of the share premium account of the Company
       and adjusting the number of the Bonus Shares
       to be allotted, issued and distributed in the
       manner as in this resolution

5.B    Authorize the Directors of the Company to purchase,       Mgmt          For                            For
       or otherwise acquire shares of HKD 0.10 each
       in the capital of the Company on The Stock
       Exchange or on any other stock exchange on
       which the shares of the Company may be listed
       and recognized by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       for this purpose, subject to and in accordance
       with all applicable laws and requirements of
       the Rules Governing the Listing of Securities
       on The Stock Exchange [as amended from time
       to time], not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable laws to be held]

5.C    Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements, options [including bonds, warrants
       and debentures convertible into shares of the
       Company] and rights of exchange or conversion
       which might require the exercise of such powers
       during and after the end of the relevant period,
       shall not exceed 20% of the aggregate amount
       of share capital of the Company in issue as
       at the date of passing this resolution, and
       otherwise than pursuant to: a) a rights issue
       [as defined below]; or b) the exercise of options
       under any share option scheme or similar arrangement
       for the time being adopted for the grant or
       issue to option holders of shares in the Company;
       or c) the exercise of any rights of conversion
       under any convertible bonds, debentures or
       notes issued by the Company; or d) the exercise
       of the subscription rights attaching to any
       warrants which may be issued by the Company;
       and/or e) the issue of bonus shares pursuant
       to the passing of the resolution in No.5(A)
       and/or any scrip dividend and/or other similar
       arrangement provided for the allotment of shares
       in lieu of the whole or part of a dividend
       on shares of the Company in accordance with
       the Articles of Association of the Company
       from time to time; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable laws to be held]

5.D    Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5.B and 5.C, to extend the general mandate
       granted to the Directors of the Company to
       allot, issue and otherwise deal with the shares
       of the Company pursuant to Resolution 5.C by
       the addition thereto of an amount representing
       the aggregate nominal amount of the shares
       of the Company purchased or otherwise acquired
       by the Company pursuant to Resolution 5.B,
       provided that such amount does not exceed 10%
       of the aggregate nominal amount of the issued
       share capital of the Company at the date of
       passing this resolution




--------------------------------------------------------------------------------------------------------------------------
 CHAODA MODERN AGRICULTURE (HOLDINGS) LTD                                                    Agenda Number:  701992756
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2046Q107
    Meeting Type:  EGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  KYG2046Q1073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR RESOLUTION
       1. THANK YOU.

1.     Approve to enter into the organic fertilizers             Mgmt          For                            For
       supply agreement dated 15 MAY 2009 made between
       Fuzhou Chaoda Modern Agriculture Development
       Company Limited and Fujian Chaoda Agricultural
       Produce Trading Company Limited [the 2009 Agreement,
       as specified]; the proposed transactions [as
       specified] subject to the proposed annual caps
       [as specified]; the proposed annual caps [as
       specified]; authorize the Directors of the
       Company [the Directors] from time to time to
       approve and/or to enter into, on behalf of
       the Company, any matter or transactions at
       any time relating to or under the 2009 Agreement
       subject to the proposed annual caps [as specified];
       and authorize each of the Directors to sign,
       seal, execute, perfect and deliver all such
       documents, undertakings and deeds or to do
       anything on behalf of the Company which he
       or she may consider necessary, desirable or
       expedient for the purposes of or in connection
       with, the implementation of the 2009 Agreement,
       the proposed transactions [as specified] and/or
       the proposed annual caps [as specified] and
       any matters relating thereto




--------------------------------------------------------------------------------------------------------------------------
 CHAROEN POKPHAND FOODS PUBLIC CO LTD                                                        Agenda Number:  701852192
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1296K117
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  TH0101010Z14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the AGM No. 1/2008                   Mgmt          For                            For

2.     Acknowledge the report on the Company's operations        Mgmt          For                            For
       for the year 2008

3.     Approve the balance sheet and the statement               Mgmt          For                            For
       of income for the YE 31 DEC 2008

4.     Acknowledge the interim dividend payment of               Mgmt          For                            For
       the year 2008

5.     Approve the appropriation of profit and annual            Mgmt          For                            For
       dividend payment for the year 2008

6.     Appoint the Directors to replace Directors who            Mgmt          For                            For
       retire by rotation

7.     Approve the remuneration for the Directors                Mgmt          For                            For

8.     Appoint the Company's Auditors and approve to             Mgmt          For                            For
       fix the remuneration for the year 2008

9.     Approve the issuance and offering of debentures           Mgmt          For                            For

10.    Approve to purchase of Rajburi Foods Company              Mgmt          For                            For
       Limited's ordinary shares from a subsidiary

11.    Amend the Memorandum of Association in Article            Mgmt          For                            For
       3: the objectives of the Company

12.    Approve the respond to the queries                        Mgmt          For                            Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHECK POINT SOFTWARE TECHNOLOGIES LTD.                                                      Agenda Number:  932941924
--------------------------------------------------------------------------------------------------------------------------
        Security:  M22465104
    Meeting Type:  Annual
    Meeting Date:  04-Sep-2008
          Ticker:  CHKP
            ISIN:  IL0010824113
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ELECTION OF DIRECTORS: GIL SHWED, MARIUS NACHT,           Mgmt          For                            For
       JERRY UNGERMAN, DAN PROPPER, DAVID RUBNER,
       TAL SHAVIT NOTE: DIRECTORS ARE ELECTED AS A
       GROUP, NOT INDIVIDUALLY PLEASE BE ADVISED THAT
       THE ONLY VALID VOTING OPTIONS FOR THIS PROPOSAL
       ARE EITHER "FOR" OR "ABSTAIN".

2A     REELECTION OF OUTSIDE DIRECTOR: IRWIN FEDERMAN            Mgmt          For                            For

2B     REELECTION OF OUTSIDE DIRECTOR: RAY ROTHROCK              Mgmt          For                            For

03     TO RATIFY THE APPOINTMENT AND COMPENSATION OF             Mgmt          For                            For
       CHECK POINT'S INDEPENDENT PUBLIC ACCOUNTANTS.

04     TO APPROVE COMPENSATION TO CHECK POINT'S CHIEF            Mgmt          For                            For
       EXECUTIVE OFFICER WHO IS ALSO THE CHAIRMAN
       OF THE BOARD OF DIRECTORS.

5A     I AM A "CONTROLLING SHAREHOLDER" OF THE COMPANY.          Mgmt          Against
       MARK "FOR" = YES OR "AGAINST" = NO.

5B     I HAVE A "PERSONAL INTEREST" IN ITEM 4. MARK              Mgmt          Against
       "FOR" = YES OR "AGAINST" = NO.




--------------------------------------------------------------------------------------------------------------------------
 CHEIL INDUSTRIES INC, KUMI                                                                  Agenda Number:  701822923
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1296J102
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7001300003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Auditor Committee Member                        Mgmt          For                            For

4.     Approve the limit of remuneration of the Directors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CHEIL WORLDWIDE INC, SEOUL                                                                  Agenda Number:  701818669
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1296G108
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7030000004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect 2 Executive Directors, 1 outside Director           Mgmt          For                            For

3.     Elect 1 Executive Auditor                                 Mgmt          For                            For

4.     Approve the limit of remuneration of the Directors        Mgmt          For                            For

5.     Approve the limit of remuneration of the Auditors         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CHENG SHIN RUBBER INDUSTRY CO LTD                                                           Agenda Number:  701920589
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1306X109
    Meeting Type:  AGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  TW0002105004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 563955 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    2008 business report reports                              Non-Voting    No vote

A.2    2008 Audited reports reviewed by Supervisor's             Non-Voting    No vote

A.3    Status of 2008 endorsements and guarantees                Non-Voting    No vote

A.4    Approve the issuance status of corporate bond             Non-Voting    No vote

B.1    Ratify 2008 business and financial reports                Mgmt          For                            For

B.2    Ratify 2008 earnings distribution proposal [proposed      Mgmt          For                            For
       cash dividend: TWD1/shares]

B.3    Approve to raise the capital by issuing new               Mgmt          For                            For
       shares [proposed stock dividend 100shares/
       1000 shares]

B.4    Approve to revise the rules of shareholder's              Mgmt          For                            For
       meeting

B.5    Approve to revise the rules of election for               Mgmt          For                            For
       Director's and Supervisor's

B.6    Approve to revise the procedures of loan to               Mgmt          For                            For
       other parties; endorsements and guarantees

B.7    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.8    Approve to revise the procedures of acquisition           Mgmt          For                            For
       or disposal of asset

B.9    Other issues                                              Mgmt          Against                        Against

B.10   Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHENG UEI PRECISION INDUSTRY CO LTD                                                         Agenda Number:  701960646
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y13077105
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002392008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report business operation [result of FY 2008]          Non-Voting    No vote

A.2    Supervisors review financial reports of FY 2008           Non-Voting    No vote

B.1    Ratify the financial reports of FY 2008                   Mgmt          For                            For

B.2    Ratify the net profit allocation of FY 2008;              Mgmt          For                            For
       cash dividend: TWD 2.8 per share

B.3    Approve to issue additional shares [stock dividend        Mgmt          For                            For
       FM R/E: 20/1000]

B.4    Amend the Company Articles                                Mgmt          For                            For

B.5    Amend the process procedures of endorsements/guarantees   Mgmt          For                            For

B.6    Amend the process procedures of lending funds             Mgmt          For                            For
       to others

B.7    Others and extraordinary proposals                        Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHINA AGRI-INDUSTRIES HLDGS LTD                                                             Agenda Number:  701782129
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1375F104
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2008
          Ticker:
            ISIN:  HK0606037437
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE IN 'FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve and ratify, the New COFCO Mutual Supply           Mgmt          For                            For
       Agreement [as specified in the circular to
       shareholders of the Company dated 06 DEC 2008
       [Circular]] dated 21 NOV 2008 relating to the
       mutual supply of raw materials, products, finance,
       logistics, agency and other related services
       between the COFCO Group [as specified in the
       Circular] and the Group [as specified in the
       Circular]; and that the maximum aggregate annual
       transaction value in respect of the products
       and services to be supplied by the COFCO Group
       to the Group pursuant to the New COFCO Mutual
       Supply Agreement for the 3 YE 31 DEC 2011 be
       fixed at RMB 39,170.9 million, RMB 49,545.2
       million and RMB 55,011 .4 million, respectively;
       and that the maximum aggregate annual transaction
       value in respect of the products and services
       to be supplied by the Group to the COFCO Group
       pursuant to the New COFCO Mutual Supply Agreement
       for the 3 YE 31 DEC 2011 be fixed at RMB 5,822.4
       million, RMB 7,451.6 million and RMB 9,750.4
       million, respectively

2.     Approve and ratify, the Wilmar Mutual Supply              Mgmt          For                            For
       Agreement [as specified in the Circular] dated
       21 NOV 2008 relating to the mutual supply of
       raw materials, products, logistics and other
       related services between the Wilmar International
       Group [as specified in the Circular] and the
       Group (as specified in the Circular); and that
       the maximum aggregate annual transaction value
       in respect of the products and services to
       be supplied by the Wilmar International Group
       to the Group pursuant to the Wilmar Mutual
       Supply Agreement for the 3 YE 31 DEC 2011 be
       fixed at RMB 7,403.0 million, RMB 8,813.3 million
       and RMB 10,505.5 million respectively; and
       that the maximum aggregate annual transaction
       value in respect of the products and services
       to be supplied by the Group to the Wilmar International
       Group pursuant to the Wilmar Mutual Supply
       Agreement for the 3 YE 31 DEC 2011 be fixed
       at RMB 9,088.4 million, RMB 10,933.2 million
       and RMB 13,057.6 million, respectively

3.     Approve and ratify, the China Foods Supply Agreement      Mgmt          For                            For
       [as specified in the Circular] dated 21 NOV
       2008 relating to the supply of raw materials,
       products, logistics and other services by the
       Company and its subsidiaries to China Foods
       [as specified in the Circular] and its subsidiaries;
       and that the maximum aggregate annual transaction
       value in respect of the products and services
       to be supplied by the Company and its subsidiaries
       to China Foods and its subsidiaries pursuant
       to the China Foods Supply Agreement for the
       3 YE 31 DEC 2011 be fixed at RMB 12,855.5 million,
       RMB 16,739.1 million and RMB 21,388.0 million,
       respectively

4.     Approve and ratify, the New COFCO ADM Mutual              Mgmt          For                            For
       Supply Agreement [as specified in the Circular]
       dated 21 NOV 2008 relating to the mutual supply
       of edible oils, oilseeds, oilseeds meal, packaging
       materials, packaging services, finance, and
       other related materials and services between
       COFCO ADM [as specified in the Circular] and
       its associates and the Group [other than COFCO
       ADM]; that the maximum aggregate annual transaction
       value in respect of the products and services
       to be supplied by the COFCO ADM and its associates
       to the Group [other than COFCO ADM] pursuant
       to the New COFCO ADM Mutual Supply Agreement
       for the 3YE 31 DEC 2011 be fixed at RMB 2,420.8
       million, RMB 2,835.2 million and RMB 3,332.3
       million, respectively; and that the maximum
       aggregate annual transaction value in respect
       of the products and services to be supplied
       by the Group [other than COFCO ADM] to COFCO
       ADM and its associates pursuant to the New
       COFCO ADM Mutual Supply Agreement for the 3YE
       31 DEC 2011 be fixed at RMB 3,283.6 million,
       RMB 3,828.8 million and RMB 4,436.4 million,
       respectively

5.     Approve and ratify, the New ADM Mutual Supply             Mgmt          For                            For
       Agreement [as specified in the Circular] dated
       21 NOV 2008 relating to the mutual supply of
       the ADM Products [as specified in the Circular]
       between ADM Group [as specified in the Circular]
       and the Group; that the maximum aggregate annual
       transaction value in respect of the ADM Products
       to be supplied by the ADM Group to the Group
       pursuant to the New ADM Mutual Supply Agreement
       for the 3YE 31 DEC 2011 be fixed at RMB 16,144.0
       million, RMB 17,966.0 million and RMB 20,285.6
       million, respectively; and that the maximum
       aggregate annual transaction value in respect
       of the ADM Products to be supplied by the Group
       to the ADM Group pursuant to the New ADM Mutual
       Supply Agreement for the 3YE 31 DEC 2011 be
       fixed at RMB 2,720.2 million, RMB 2,871.6 million
       and RMB 3,039.3 million, respectively

6.     Approve and ratify, the New Lude Mutual Supply            Mgmt          For                            For
       Agreement [as specified in the Circular] dated
       21 NOV 2008 relating to the mutual supply of
       the raw materials, products and the related
       services [including wheat] between Dezhou Grains
       [as specified in the Circular) and its associates
       and the Group; that the maximum aggregate annual
       transaction value in respect of the raw materials,
       products and the related services [including
       wheat] to be supplied by Dezhou Grains and
       its associates to the Group pursuant to the
       New Lude Mutual Supply Agreement for the 3YE
       31 DEC 2011 be fixed at RMB 197.0 million,
       RMB 424.2 million and RMB 686.3 million, respectively;
       and that the maximum aggregate annual transaction
       value in respect of the raw materials, products
       and the related services [including wheat]
       to be supplied by the Group to Dezhou Grains
       and its associates pursuant to the New Lude
       Mutual Supply Agreement for the 3 YE 31 DEC
       2011 be fixed at RMB 320.0 million, RMB 691.2
       million and RMB 1,11 9.7 million, respectively

7.     Approve and ratify, the New No. 2 Storage Mutual          Mgmt          For                            For
       Supply Agreement [as specified in the Circular]
       dated 21 NOV 2008 relating to the mutual supply
       of the raw materials, products and the related
       services [including wheat] between No. 2 Storage
       [as specified in the Circular] and its associates
       and the Group be; that the maximum aggregate
       annual transaction value in respect of the
       raw materials, products and the related services
       [including wheat] to be supplied by No. 2 Storage
       and its associates to the Group pursuant to
       the New No. 2 Storage Mutual Supply Agreement
       for the 3 YE 31 DEC 2011 be fixed at RMB 392.0
       million, RMB 634.8 million and RMB 913.8 million,
       respectively; and that the maximum aggregate
       annual transaction value in respect of the
       raw materials, products and the related services
       [including wheat] to be supplied by the Group
       to No. 2 Storage and its associates pursuant
       to the New No. 2 Storage Mutual Supply Agreement
       for the 3 YE 31 DEC 2011 be fixed at RMB 515.0
       million, RMB 901.8 million and RMB 1,347.2
       million, respectively

8.     Approve and ratify, the Toyota Tsusho Mutual              Mgmt          For                            For
       Supply Agreement [as specified in the Circular]
       dated 21 NOV 2008 relating to the mutual supply
       of raw materials, products and services including
       bread, rice, yeast, other related products,
       technology and services between Toyota Tsusho
       [as specified in the Circular] and its associates
       and the Group; that the maximum aggregate annual
       transaction value in respect of the raw materials,
       products and services including bread, rice,
       yeast, other related products, technology and
       services to be supplied by Toyota Tsusho and
       its associates to the Group pursuant to the
       Toyota Tsusho Mutual Supply Agreement for the
       3 YE 31 DEC 2011 be fixed at RMB 7.0 million,
       RMB 14.8 million and RMB 23.5 million, respectively;
       and that the maximum aggregate annual transaction
       value in respect of the raw materials, products
       and services including bread, rice, yeast,
       other related products, technology and services
       to be supplied by the Group to Toyota Tsusho
       and its associates pursuant to the Toyota Tsusho
       Mutual Supply Agreement for the 3 YE 31 DEC
       2011 be fixed at RMB 106.5 million, RMB 171.4
       million and RMB 239.0 million, respectively

9.     Approve and ratify, the Hakubaku Mutual Supply            Mgmt          For                            For
       Agreement [as specified in the Circular] dated
       21 NOV 2008 relating to the mutual supply of
       raw materials, products, technology and related
       services including noodles, flours and other
       related products technology and services between
       Hakubaku [as specified in the Circular] and
       its associates and the Group; that the maximum
       aggregate annual transaction value in respect
       of the raw materials, products, technology
       and related services including noodles, flours
       and other related products technology and services
       to be supplied by Hakubaku and its associates
       to the Group pursuant to the Hakubaku Mutual
       Supply Agreement for 3 YE 31 DEC 2011 be fixed
       at RMB 2.0 million, RMB 4.0 million and RMB
       6.0 million, respectively; and that the maximum
       aggregate annual transaction value in respect
       of the raw materials, products, technology
       and related services including noodles, flours
       and other related products technology and services
       to be supplied by the Group to Hakubaku and
       its associates pursuant to the Hakubaku Mutual
       Supply Agreement for the 3 YE 31 DEC 2011 be
       fixed at RMB 390.0 million, RMB 766.8 million
       and RMB 1,201.4 million, respectively

10.    Approve and ratify, the Xiamen Seashine Mutual            Mgmt          For                            For
       Supply Agreement [as specified in the Circular]
       dated 21 NOV 2008 relating to the mutual supply
       of raw materials, products and related services
       including wheat, flour, other relevant products
       and services between Xiamen Seashine [as specified
       in the Circular] and its associates and the
       Group; that the maximum aggregate annual transaction
       value in respect of the raw materials, products
       and related services including wheat, flour,
       other relevant products and services to be
       supplied by Xiamen Seashine and its associates
       to the Group pursuant to the Xiamen Seashine
       Mutual Supply Agreement for the 3 YE 31 DEC
       2011 be fixed at RMB 97.5 million, RMB 210.6
       million and RMB 341.2 million, respectively;
       and that the maximum aggregate annual transaction
       value in respect of raw materials, products
       and related services including wheat, flour,
       other relevant products and services to be
       supplied by the Group to Xiamen Seashine and
       its associates pursuant to the Xiamen Seashine
       Mutual Supply Agreement for the 3 YE 31 DEC
       2011 be fixed at RMB 240.0 million, RMB 518.4
       million and RMB 839.8 million, respectively

11.    Approve and ratify, the Zhengzhou Flour Mutual            Mgmt          For                            For
       Supply Agreement [as specified in the Circular]
       dated 21 NOV 2008 relating to the mutual supply
       of raw materials, products and services including
       wheat between Zhengzhou Flour [as specified
       in the Circular] and its associates and the
       Group; that the maximum aggregate annual transaction
       value in respect of the raw materials, products
       and services including wheat to be supplied
       by Zhengzhou Flour and its associates to the
       Group pursuant to the Zhengzhou Flour Mutual
       Supply Agreement for the 3 YE 31 DEC 2011 be
       fixed at RMB 97.5 million, RMB 210.6 million
       and RMB 341.2 million, respectively; and that
       the maximum aggregate annual transaction value
       in respect of raw materials, products and services
       including wheat to be supplied by the Group
       to Zhengzhou Flour and its associates pursuant
       to the Zhengzhou Flour Mutual Supply Agreement
       for the 3 YE 31 DEC 2011 be fixed at RMB 97.5
       million, RMB 210.6 million and RMB 341.2 million,
       respectively

12.    Approve and ratify, the No. 5 Storage Mutual              Mgmt          For                            For
       Supply Agreement [as specified in the Circular]
       dated 21 NOV 2008 relating to the mutual supply
       of raw materials, products and services [including
       wheat] between No. 5 Storage [as specified
       in the Circular] and its associates and the
       Group; that the maximum aggregate annual transaction
       value in respect of the raw materials, products
       and services [including wheat] to be supplied
       by No. 5 Storage and its associates to the
       Group pursuant to the No. 5 Storage Mutual
       Supply Agreement for the 3 YE 31 DEC 2011 be
       fixed at RMB 392.0 million, RMB 634.8 million
       and RMB 913.8 million, respectively; and that
       the maximum aggregate annual transaction value
       in respect of raw materials, products and services
       [including wheat] to be supplied by the Group
       to No. 5 Storage and its associates pursuant
       to the No. 5 Storage Mutual Supply Agreement
       for the 3 YE 31 DEC 2011 be fixed at RMB 515.0
       million, RMB 901.8 million and RMB 1,347.2
       million, respectively

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA AGRI-INDUSTRIES HLDGS LTD                                                             Agenda Number:  701837328
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1375F104
    Meeting Type:  EGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  HK0606037437
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR ALL THE
       RESOLUTIONS. THANK YOU.

1.     Approve and ratify the execution of the Share             Mgmt          For                            For
       Sale and Purchase Agreement dated 17 FEB 2009
       and entered into between the Company and COFCO
       [Hong Kong] Limited in relation to the purchase
       of all issued shares of Kindgain Limited ["Kindgain
       Share Purchase Agreement"], a copy of which
       has been produced to the meeting marked "A"
       and initialed by the Chairman of the meeting
       for identification purpose, and the performance
       by the Company thereof, and the transactions
       contemplated; and authorize any 1 or more of
       the Directors to sign or execute such other
       documents or supplemental agreements or deeds
       on behalf of the Company and to do all such
       things and take all such actions as he or they
       may consider necessary or desirable for the
       purpose of giving effect to the Kindgain Share
       Purchase Agreement and completing the transactions
       contemplated therein with such changes as any
       such Director(s) may consider necessary, desirable
       or expedient; and to issue and allot 160,650,093
       shares of HKD 0.10 each in the share capital
       of the Company to COFCO [Hong Kong] Limited
       upon the completion of the Kindgain Share Purchase
       Agreement

2.     Approve and ratify the execution of the Share             Mgmt          For                            For
       Sale and Purchase Agreement dated 17 FEB 2009
       and entered into between the Company and COFCO
       [Hong Kong] Limited in relation to the purchase
       of all issued shares of Uptech Investments
       Limited ["Uptech Investments Share Purchase
       Agreement"], a copy of which has been produced
       to the meeting marked "B" and initialed by
       the Chairman of the meeting for identification
       purpose, and the performance by the Company
       thereof, and the transactions contemplated;
       and authorize any 1 or more of the Directors
       to sign or execute such other documents or
       supplemental agreements or deeds on behalf
       of the Company and to do all such things and
       take all such actions as he or they may consider
       necessary or desirable for the purpose of giving
       effect to the Uptech Investments Share Purchase
       Agreement and completing the transactions contemplated
       therein with such changes as any such Director(s)
       may consider necessary, desirable or expedient;
       and to issue and allot 15,113,975 shares of
       HKD 0.10 each in the share capital of the Company
       to COFCO [Hong Kong] Limited upon the completion
       of the Uptech Investments Share Purchase Agreement

3.     Approve and ratify the execution of the Share             Mgmt          For                            For
       Sale and Purchase Agreement dated 17 FEB 2009
       and entered into between the Company and COFCO
       [Hong Kong] Limited in relation to the purchase
       of all issued shares of Cheerlink International
       Limited ["Cheerlink International Share Purchase
       Agreement"], a copy of which has been produced
       to the meeting marked "C" and initialed by
       the Chairman of the meeting for identification
       purpose, and the performance by the Company
       thereof, and the transactions contemplated;
       and authorize any 1 or more of the Directors
       to sign or execute such other documents or
       supplemental agreements or deeds on behalf
       of the Company and to do all such things and
       take all such actions as he or they may consider
       necessary or desirable for the purpose of giving
       effect to the Cheerlink International Share
       Purchase Agreement and completing the transactions
       contemplated therein with such changes as any
       such Director(s) may consider necessary, desirable
       or expedient; and to issue and allot 73,489,345
       shares of HKD 0.10 each in the share capital
       of the Company to COFCO [Hong Kong] Limited
       upon the completion of the Cheerlink International
       Share Purchase Agreement

4.     Approve and ratify the execution of the Share             Mgmt          For                            For
       Sale and Purchase Agreement dated 17 FEB 2009
       and entered into between the Company and COFCO
       [Hong Kong] Limited in relation to the purchase
       of all issued shares of Parkwing Limited ["Parkwing
       Share Purchase Agreement"], a copy of which
       has been produced to the meeting marked "D"
       and initialed by the Chairman of the meeting
       for identification purpose, and the performance
       by the Company thereof, and the transactions
       contemplated; and authorize any 1 or more of
       the Directors to sign or execute such other
       documents or supplemental agreements or deeds
       on behalf of the Company and to do all such
       things and take all such actions as he or they
       may consider necessary or desirable for the
       purpose of giving effect to the Parkwing Share
       Purchase Agreement and completing the transactions
       contemplated therein with such changes as any
       such Director(s) may consider necessary, desirable
       or expedient; and to issue and allot 14,373,070
       shares of HKD 0.10 each in the share capital
       of the Company to COFCO [Hong Kong] Limited
       upon the completion of the Parkwing Share Purchase
       Agreement

5.     Approve and ratify the execution of the Assets            Mgmt          For                            For
       Purchase Agreement dated 17 FEB 2009 and entered
       into between COFCO Bio-chemical Energy [Gongzhuling]
       Company Ltd ["COFCO Gongzhuling"] and Jilin
       COFCO Bio-chemical Company Ltd in relation
       to the purchase of assets by COFCO Gongzhuling
       ["Assets Purchase Agreement"], a copy of which
       has been produced to the meeting marked "E"
       and initialed by the Chairman of the meeting
       for identification purpose, and the performance
       by COFCO Gongzhuling thereof, and the transactions
       contemplated; authorize any 1 or more of the
       Directors to sign or execute such other documents
       or supplemental agreements or deeds and to
       do all such things and take all such actions
       as he or they may consider necessary or desirable
       for the purpose of giving effect to the Assets
       Purchase Agreement and completing the transactions
       contemplated therein with such changes as any
       such Director(s) may consider necessary, desirable
       or expedient




--------------------------------------------------------------------------------------------------------------------------
 CHINA AGRI-INDUSTRIES HLDGS LTD                                                             Agenda Number:  701906591
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1375F104
    Meeting Type:  EGM
    Meeting Date:  06-May-2009
          Ticker:
            ISIN:  HK0606037437
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR THIS RESOLUTION.
       THANK YOU.

1.     Approve the execution of the Joint Venture Agreement      Mgmt          For                            For
       [the "JV Agreement"] dated 16 MAR 2009 and
       entered into between Excel Joy International
       Company Limited ["Excel Joy"] and COFCO Limited
       in relation to the establishment of Tianjin
       COFCO Excel Joy Lingang Storage Company Limited
       [the "New JV Co"], a copy of which as been
       produced to the meeting marked "A" and initiated
       by the Chairman of the meeting for identification
       purpose, adoption of the articles of association
       of the New JV Co ["New JV Articles"] and the
       performance by Excel Joy of the transactions
       contemplated; and authorize any 1 or more of
       the Directors of the Company [the "Directors"]
       to sign or execute such other documents or
       supplemental agreements or deeds on behalf
       of the Company and to do all such things and
       take all such actions as he or they may consider
       necessary or desirable for the purpose of giving
       effect to the JV Agreement and the New JV Articles
       and the transactions contemplated therein with
       such changes as any Director's may consider
       necessary, desirable or expedient




--------------------------------------------------------------------------------------------------------------------------
 CHINA AGRI-INDUSTRIES HLDGS LTD                                                             Agenda Number:  701924498
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1375F104
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2009
          Ticker:
            ISIN:  HK0606037437
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive, approve and adopt the audited consolidated       Mgmt          For                            For
       financial statements of the Company and its
       subsidiaries and the reports of the Directors
       and the Auditors for the YE 31 DEC 2008

2.     Approve a final dividend of HK 13.6 cents per             Mgmt          For                            For
       share for the YE 31 DEC 2008

3.a.i  Re-elect Mr. Ning Gaoning as an Non-Executive             Mgmt          For                            For
       Director and the Chairman of the Board of Directors
       of the Company

3.aii  Re-elect Mr. Lu Jun as an Executive Director              Mgmt          For                            For
       of the Company

3aiii  Re-elect Mr. Victor Yang as an Independent Non-Executive  Mgmt          For                            For
       Director of the Company

3.b    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to fix the above Executive Directors' and Non-Executive
       Directors remuneration

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors of the Company to fix their remunerations

5.A    Authorize the Directors, subject to this resolution,      Mgmt          For                            For
       to allot, issue and deal with additional shares
       in the capital of the Company or securities
       convertible into such shares, options, warrants
       or similar rights to subscribe for any shares
       in the Company, and to make and grant offers,
       agreements and options which would or might
       require the exercise of such power, agreements
       and options which would or might require the
       exercise of such power after the end of the
       relevant period, the aggregate nominal amount
       of share capital allotted or agreed conditionally
       or unconditionally to be allotted [whether
       pursuant to an option or otherwise] by the
       Directors pursuant to the approval in this
       resolution otherwise than pursuant to the shares
       of the Company issued as a result of a Rights
       Issue [as specified in this resolution] or
       pursuant to the exercise of options under any
       existing share option scheme of the Company
       or similar arrangement or any scrip dividend
       or similar arrangement providing for the allotment
       of shares of the Company in lieu of the whole
       or part of the dividend on the shares of the
       Company in accordance with the Company's Articles
       of Association, shall not exceed 20% of the
       aggregate nominal amount of the share capital
       of the Company in issue as at the date of passing
       of this resolution and the said approval shall
       be limited accordingly; [Authority expire the
       earlier of the conclusion of the next AGM of
       the Company or the end of the period within
       which the next AGM of the Company is required
       by the Articles of Association of the Company
       or any applicable Law of Hong Kong to be held]

5.B    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, to repurchase its own shares
       on the Stock Exchange of Hong Kong Limited
       [the Stock Exchange] or on any other Stock
       Exchange on which the securities of the Company
       may be listed and recognized by the securities
       and Futures Commission and the Stock Exchange
       for this purpose, subject to and in accordance
       with all applicable laws and requirements of
       the Rules Governing the Listing of Securities
       on the Stock Exchange or of any other stock
       exchange on which the securities of the Company
       may be listed as amended from time to time,
       generally and unconditionally, the aggregate
       nominal amount of shares of the Company to
       be repurchased by the Company pursuant to this
       resolution during the relevant period shall
       not exceed 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       as at the date of passing of this resolution
       and the said approval shall be limited accordingly

5.C    Approve, conditional upon Resolutions 5A and              Mgmt          For                            For
       5B of the notice of AGM of which this resolution
       forms part being passed, the aggregate nominal
       amount of shares in the capital of the Company
       which is repurchased by the Company under the
       authority granted to the Directors as mentioned
       in such Resolution 5B shall be added to the
       aggregate nominal amount of share capital that
       may be allotted or agreed conditionally or
       unconditionally to be allotted by the Directors
       the Company pursuant to such Resolution 5A,
       provided that the amount of share capital repurchased
       by the Company shall not exceed 10% of the
       total nominal amount of the share capital of
       the Company in issue on the date of this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA AGRI-INDUSTRIES HOLDINGS LTD                                                          Agenda Number:  701708058
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1375F104
    Meeting Type:  EGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  HK0606037437
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to revise the maximum aggregate transaction       Mgmt          For                            For
       value of the purchases from COFCO Group [as
       specified in the Circular] pursuant to the
       Mutual Supply Agreement [as specified in the
       Circular] for the YE 31 DEC 2008 to RMB 34,119.29
       million and that the maximum aggregate transaction
       value of the sales to COFCO Group pursuant
       to the Mutual Supply Agreement [as specified
       in the Circular] for the YE 31 DEC 2008 to
       RMB 2,236.3 Million

2.     Approve to revise the maximum aggregate transaction       Mgmt          For                            For
       value of the purchases from Wilmar Group pursuant
       to the Oil-related Mutual Supply Agreement
       [as specified in the Circular] for the YE 31
       DEC 2008 to RMB 3,640.0 Million and that the
       maximum aggregate transaction value of the
       sales to the Wilmar Group pursuant to the Oil-related
       Mutual Supply Agreement [as specified in the
       Circular] for the YE 31 DEC 2008 to RMB 5,668.0
       million

3.     Approve to revise the maximum aggregate transaction       Mgmt          For                            For
       value of the sales to COFCO Foods pursuant
       to the Oil-related Mutual Supply Agreement
       [as specified in the Circular] for the YE 31
       DEC 2008 to RMB 7,000 million

4.     Approve and ratify the ADM Mutual Supply Agreement        Mgmt          For                            For
       dated 20 AUG 2008 relating to the mutual supply
       of raw materials and products and ancillary
       equipment and services between ADM and the
       Group and that the maximum aggregate annual
       transaction value in respect of the products
       and services to be supplied by ADM to the Group
       pursuant to the ADM Mutual Supply Agreement
       for the YE 31 DEC 2008 be fixed at RMB 9,690
       million; and that the maximum aggregate annual
       transaction value in respect of the products
       and services to be supplied by the Group to
       ADM pursuant to the ADM Mutual Supply Agreement
       for the YE 31 DEC 2008 be fixed at RMB 1,112
       million




--------------------------------------------------------------------------------------------------------------------------
 CHINA AIRLINES                                                                              Agenda Number:  701884125
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1374F105
    Meeting Type:  AGM
    Meeting Date:  18-May-2009
          Ticker:
            ISIN:  TW0002610003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 539799 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    To report the business operation result of FY             Non-Voting    No vote
       2008

A.2    To report the Supervisors review financial reports        Non-Voting    No vote
       of FY 2008

A.3    The status of deficit which exceeds half of               Non-Voting    No vote
       paid-in capital

B.1    Ratify the business operation results and financial       Mgmt          For                            For
       reports of FY 2008

B.2    Ratify the offsetting deficit of FY 2008                  Mgmt          For                            For

B.3    Approve the proposal of capital reduction to              Mgmt          For                            For
       offset deficit

B.4    Approve the proposal of raising capital through           Mgmt          For                            For
       private placement

B.5    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.6    Approve to revise the procedures of loan to               Mgmt          For                            For
       other parties

B.7    Approve to revise the procedures of endorsements          Mgmt          For                            For
       and guarantees

B.8    Approve to revise the procedures of engaging              Mgmt          For                            For
       derivatives dealing

B.9    Approve to revise the procedures of the election          Mgmt          For                            For
       of Directors and Supervisors

B.10   Elect the Directors and Supervisors                       Mgmt          For                            For

B.11   Approve to release the Directors from non-competition     Mgmt          For                            For
       duties

B.12   Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHINA CITIC BANK CORPORATION LTD, BEIJING                                                   Agenda Number:  701768193
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1434M116
    Meeting Type:  EGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  CNE1000001Q4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the appointment of Mr. Li Zheping as              Mgmt          For                            For
       an Independent Non-Executive Director of the
       Bank

2.     Approve and ratify the Loan Asset Transfer Framework      Mgmt          For                            For
       Agreement and the Wealth Management Service
       Framework Agreement and their proposed respective
       annual caps for each of the 3 years ending
       31 DEC 2008, 2009 and 2010 as specified




--------------------------------------------------------------------------------------------------------------------------
 CHINA CITIC BANK CORPORATION LTD, BEIJING                                                   Agenda Number:  701958386
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1434M116
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  CNE1000001Q4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the year 2008

2.     Approve the report of the Board of Supervisors            Mgmt          For                            For
       of the Company for the year 2008

3.     Approve the annual report of the Company for              Mgmt          For                            For
       the year 2008

4.     Approve the financial report of the Company               Mgmt          For                            For
       for the year 2008

5.     Approve the Profit Distribution Plan of the               Mgmt          For                            For
       Company for the year 2008

6.     Approve the Financial Budget Plan of the Company          Mgmt          For                            For
       for the year 2009

7.     Approve the resolution on engagement of accounting        Mgmt          For                            For
       firms and their service fees for the year 2009

8.1    Re-elect Mr. Kong Dan as a Director of the bank           Mgmt          For                            For

8.2    Re-elect Mr. Chang Zhenming as a Director of              Mgmt          For                            For
       the bank

8.3    Re-elect Dr. Chen Xiaoxian as a Director of               Mgmt          For                            For
       the bank

8.4    Re-elect Mr. Dou Jianzhong as a Director of               Mgmt          For                            For
       the bank

8.5    Re-elect Mr. Ju Weimin as a Director of the               Mgmt          For                            For
       bank

8.6    Re-elect Mr. Zhang Jijing as a Director of the            Mgmt          For                            For
       bank

8.7    Re-elect Mr. Wu Beiying as a Director of the              Mgmt          For                            For
       bank

8.8    Re-elect Ms. Chan Hui Dor Lam Doreen as a Director        Mgmt          For                            For
       of the bank

8.9    Re-elect Mr. Guo Ketong as a Director of the              Mgmt          For                            For
       bank

8.10   Re-elect Mr. Jose Ignacio Goirigolzarri as a              Mgmt          For                            For
       Director of the bank

8.11   Elect Mr. Jose Andres Barreiro Hernandez as               Mgmt          For                            For
       a Director of the bank

8.12   Re-elect Dr. Bai Chong-En as a Director of the            Mgmt          For                            For
       bank

8.13   Re-elect Dr. Ai Hongde as a Director of the               Mgmt          For                            For
       bank

8.14   Re-elect Dr. Xie Rong as a Director of the bank           Mgmt          For                            For

8.15   Re-elect Mr. Wang Xiangfei as a Director of               Mgmt          For                            For
       the bank

8.16   Re-elect Mr. Li Zheping as a Director of the              Mgmt          For                            For
       bank

9.1    Re-elect Mr. Wang Chuan as a Supervisor of the            Mgmt          For                            For
       bank

9.2    Re-elect Mr. Wang Shuanlin as a Supervisor of             Mgmt          For                            For
       the bank

9.3    Re-elect Ms. Zhuang Yumin as a Supervisor of              Mgmt          For                            For
       the bank

9.4    Re-elect Ms. Luo Xiaoyuan as a Supervisor of              Mgmt          For                            For
       the bank

9.5    Re-elect Mr. Zheng Xuexue as a Supervisor of              Mgmt          For                            For
       the bank

10.    Approve the proposed acquisition of a 70.32%              Mgmt          For                            For
       interest in CITIC International Financial Holdings
       Limited by the Bank from Gloryshare Investments
       Limited

S.1    Approve the amendments to the Articles of Association     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEIJING                                      Agenda Number:  701661553
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y14369105
    Meeting Type:  EGM
    Meeting Date:  29-Aug-2008
          Ticker:
            ISIN:  CNE1000002F5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Company, within 30 months from              Mgmt          For                            For
       the date of passing of this resolution, to
       issue domestic corporate bonds [the 'Domestic
       Corporate Bonds'] in the PRC in the principal
       amount of not more than RMB 15 billion; authorize
       the Board of Directors of the Company [the
       'Board'], or under appropriate circumstances,
       more than 2 Directors approved by the Board,
       to: i) determine and finalize the terms and
       conditions of the proposed issue of the Domestic
       Corporate Bonds, including but not limited
       to, the final amount of issue, the offering
       method and the interest rate; and ii) do all
       such acts and things, to sign and execute all
       such other documents, deeds, instruments and
       agreements [the 'Ancillary Documents'], to
       make applications to the relevant regulatory
       authorities for the approval of the issue of
       the Domestic Corporate Bonds and to take such
       steps as they may consider necessary, appropriate,
       expedient and in the interests of the Company
       to give effect to or in connection with the
       issue of the Domestic Corporate Bonds or any
       transactions contemplated thereunder and all
       other matters incidental thereto, and to agree
       to any amendments to any of the terms of the
       Ancillary Documents which in the opinion of
       the Board are in the interests of the Company




--------------------------------------------------------------------------------------------------------------------------
 CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEIJING                                      Agenda Number:  701931164
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y14369105
    Meeting Type:  AGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  CNE1000002F5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the year 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the year 2008

3.     Approve the audited consolidated financial statements     Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

4.     Approve the profit distribution and dividend              Mgmt          For                            For
       distribution plan for the year 2008 as recommended
       by the Board of Directors of the Company

5.     Re-appoint PricewaterhouseCoopers as the Company's        Mgmt          For                            For
       International Auditors and PricewaterhouseCoopers
       Zhong Tian CPAs Limited Company as the Company's
       Domestic Auditors for a term ending at the
       next AGM of the Company and authorize the Board
       of Directors of the Company to determine their
       respective remuneration

6.     Approve the despatching or providing corporate            Mgmt          For                            For
       communications to the shareholders of H shares
       of the Company via its website

S.7    Approve the amendments to the Articles of Association     Mgmt          For                            For

S.8    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to allot, issue and deal with additional H
       shares and domestic shares of the Company,
       either separately or concurrently and to make
       or grant offers, agreements and options in
       respect thereof, subject to the following conditions:
       such mandate shall not extend beyond the relevant
       period save that the Board of Directors may
       during the relevant period make or grant offers,
       agreements or options which might require the
       exercise of such powers after the end of the
       relevant period; the number of the domestic
       shares and H shares issued and allotted or
       agreed conditionally or unconditionally to
       be issued and allotted [whether pursuant to
       an option or otherwise] by the Board of Directors
       otherwise than pursuant to (x) a rights issue,
       or (y) any option scheme or similar arrangement
       adopted by the Company from time to time for
       the grant or issue to officers and/or employees
       of the Company and/or any of its subsidiaries
       of shares or rights to acquire shares of the
       Company, shall not exceed 20% of each of the
       existing domestic shares and H shares of the
       Company in issue as at the date of this resolution;
       and will only exercise its power under such
       mandate in accordance with the Company Law
       of the PRC and the rules governing the listing
       of securities on the Stock Exchange of Hong
       Kong Limited [as amended from time to time]
       and only if all necessary approvals from relevant
       PRC government authorities are obtained; to
       make such amendments to the Articles of Association
       of the Company as it thinks fit so as to increase
       the registered share capital and reflect the
       new capital structure of the Company upon the
       allotment and issuance of and dealing with
       shares as contemplated in above; contingent
       on the Board of Directors resolving to issue
       shares pursuant of this resolution, the Board
       of Directors to approve, execute and do or
       procure to be executed and done, all such documents,
       deeds and things as it may consider necessary
       in connection with the issue of such shares
       including, without limitation, determining
       the size of the issue, the issue price, the
       use of proceeds from the issue, the target
       of the issue and the place and time of the
       issue, making all necessary applications to
       the relevant authorities, entering into an
       underwriting agreement or any other agreements
       and making all necessary filings and registrations
       with the relevant PRC, Hong Kong and other
       authorities; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       following the passing of this resolution or
       the expiration of the 12-month period following
       the passing of this resolution]




--------------------------------------------------------------------------------------------------------------------------
 CHINA COMMUNICATIONS SERVICES CORPORATION LTD, BEIJING                                      Agenda Number:  701720244
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1436A102
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2008
          Ticker:
            ISIN:  CNE1000002G3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the 2008 Supplemental Agreement        Mgmt          For                            For
       [in respect of the extension of the Non-exempt
       Connected Transactions to 31 DEC 2010] with
       China Telecommunications Corporation as specified
       and the transactions contemplated there under
       and authorize any Director of the Company to
       do all such further acts and things and execute
       such further documents and take all such steps
       which in their opinion may be necessary, desirable
       or expedient to implement and/or give effect
       to the terms of such agreement

2.     Approve and ratify the proposed new annual caps           Mgmt          For                            For
       for each of the Engineering Framework Agreement,
       Ancillary Telecommunications Services Framework
       Agreement, Operation Support Services Framework
       Agreement, and IT Application Services Framework
       Agreement with China Telecommunications Corporation
       for the 3 YE 31 DEC 2008, 2009 and 2010, as
       specified




--------------------------------------------------------------------------------------------------------------------------
 CHINA COMMUNICATIONS SERVICES CORPORATION LTD, BEIJING                                      Agenda Number:  701921632
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1436A102
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2009
          Ticker:
            ISIN:  CNE1000002G3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the consolidated financial statements             Mgmt          For                            For
       of the Company, the report of the Directors,
       the report of the Supervisory Committee and
       the report of the International Auditors for
       the YE 31 DEC 2008, and authorize the Board
       of Directors of the Company [the Board] to
       prepare the budget of the Company for the year
       2009

2.     Approve the profit distribution proposal and              Mgmt          For                            For
       the declaration and the payment of a final
       dividend for the YE 31 DEC 2008

3.     Re-appoint KPMG and KPMG Huazhen as the International     Mgmt          For                            For
       Auditors and the Domestic Auditors of the Company,
       respectively for the YE 31 DEC 2009 and authorize
       the Board to fix the remuneration of the Auditors

       Other business                                            Non-Voting    No vote

S.4    Authorize the Board, during the relevant period,          Mgmt          For                            For
       to allot, issue and deal with additional shares
       of the Company and to make or grant offers,
       agreements and options which might require
       the exercise of such powers and the amount
       of additional domestic Shares or overseas-listed
       foreign invested shares [H Shares] [as the
       case may be] allotted, issued and dealt with
       or agreed conditionally or unconditionally
       to be allotted, issued and dealt with either
       separately or concurrently by the Board pursuant
       to the approval in this resolution, otherwise
       than pursuant to: i) a rights issue [as specified];
       or ii) any scrip dividend or similar arrangement
       providing for the allotment of Shares in lieu
       of the whole or part of a dividend on Shares
       in accordance with the Articles of Association
       of the Company shall not exceed 20% of each
       of the Company's existing domestic Shares and
       H Shares [as the case may be] in issue at the
       date of passing this resolution; and [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the 12 months period]

S.5    Authorize the Board to increase the registered            Mgmt          For                            For
       capital of the Company to reflect the issue
       of shares in the Company authorized under Resolution
       S.4, and to make such appropriate and necessary
       amendments to the Articles of Association of
       the Company as they think fit to reflect such
       increases in the registered capital of the
       Company and to take any other action and complete
       any formality required to effect such increase
       of the registered capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 CHINA CONSTR BK CORP                                                                        Agenda Number:  701924385
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1397N101
    Meeting Type:  AGM
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  CNE1000002H1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 report of the Board of Directors         Mgmt          For                            For
       of the Bank

2.     Approve the 2008 report of the Board of Supervisors       Mgmt          For                            For
       of the Bank

3.     Approve the Bank's 2008 final financial accounts          Mgmt          For                            For

4.     Approve the 2009 fixed assets investment budget           Mgmt          For                            For
       of the Bank

5.     Approve the Bank's Profit Distribution Plan               Mgmt          For                            For
       for the second half of 2008

6.     Approve the 2008 final Emoluments Distribution            Mgmt          For                            For
       Plan for the Directors and the Supervisors

7.     Appoint the Auditors of the Bank for 2009                 Mgmt          For                            For

8.     Appoint Mr. Chen Zuofu as an Executive Director           Mgmt          For                            For
       of the Bank




--------------------------------------------------------------------------------------------------------------------------
 CHINA CONSTRUCTION BANK CORPORATION                                                         Agenda Number:  701810120
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1397N101
    Meeting Type:  EGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  CNE1000002H1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve to issue certain subordinated bonds               Mgmt          For                            For
       on the specified terms and conditions, subject
       to approvals by the EGM, China Banking Regulatory
       Commission and the People's Bank of China;
       and authorize the Board of Directors, or sub-authorize
       the Senior Management, to deal with specific
       matters in relation to the issuance of the
       subordinated bonds

2.     Approve to supply corporate communications to             Mgmt          For                            For
       the holders of H-shares by means of the Bank's
       own website

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA COSCO HLDGS CO LTD                                                                    Agenda Number:  701790809
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1455B106
    Meeting Type:  EGM
    Meeting Date:  06-Feb-2009
          Ticker:
            ISIN:  CNE1000002J7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the issue medium-term notes [the Medium-Term      Mgmt          For                            For
       Notes] in the Public Republic China on the
       following terms Size of the issue is more than
       RMB 10 billion; term: the medium term notes
       will have a term not exceeding 10 years; interest
       rate: to be determined according to market
       conditions prevailing at the time of issue,
       but in any event not more than the best lending
       rate quoted by the People's Bank of China for
       the corresponding period, target: only to banking
       market institutional investors in the PRC;
       issue method: to be issued by financial institutions
       engaged by the Company who has registered with
       the People's Bank of China; use of proceeds:
       is expected that the proceeds from the issue
       of the Medium Term Notes will be used to satisfy
       operational needs of the Company, including
       but not limited to, be used as capital expenditure,
       to supplement the working capital and to repay
       bank loans; authorize the Board of Directors
       of the Company or 1 Director of the Company
       to confirm specific matters in relation to
       the issue of the Medium Term notes, including
       the timing of the issue, the size of the issue,
       the term of issue, the interest rates; to amend
       and execute all relevant agreements and other
       necessary documents [including but not limited
       to application of the issue of the Medium Term
       notes, registration report, offering document,
       underwriting agreement, all announcements and
       documents for disclosure], the engagement of
       underwriting institution(s), credit rating
       authority, registered accountants, legal counsel(s)
       and other intermediaries; to apply all necessary
       relevant procedures with respect to the issue
       of the Medium Term notes [including but not
       limited to the registration with National Association
       of Financial Market Institutional Investors,
       registration of debenture and debts, application
       for waiver of regular reporting of financial
       information and other information] ; and to
       take all necessary actions and deal with or
       make decisions of all relevant matters to the
       issue of the Medium Term Notes




--------------------------------------------------------------------------------------------------------------------------
 CHINA COSCO HOLDINGS CO. LTD                                                                Agenda Number:  701978667
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1455B106
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2009
          Ticker:
            ISIN:  CNE1000002J7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID: 564804 DUE TO SPLITTING OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company [the Board of Directors] for
       the YE 31 DEC 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company for the YE 31 DEC 2008

4.     Approve the declaration and payment of the final          Mgmt          For                            For
       dividends for the YE 31 DEC 2008 in the amount
       and in the manner recommended by the Board
       of Directors

5.     Re-appoint PricewaterhouseCoopers as the International    Mgmt          For                            For
       Auditors and Zhongruiyuehua Certified Public
       Accountants Co., Ltd. as the PRC Auditors of
       the Company to hold office until the conclusion
       of the next AGM and authorize the Board of
       Directors to fix their remuneration

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS
       [APPLICABLE TO 6.1 AND 6.2]. STANDING INSTRUCTIONS
       HAVE BEEN REMOVED FOR THIS MEETING. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS. THANK YOU.

6.     Approve to fix the Supervisors fee and enter              Mgmt          For                            For
       contract

6.i    Elect Mr. Luo Jiulian as a Supervisor                     Mgmt          For                            For

6.ii   Elect Mr. Meng Yan as a Supervisor                        Mgmt          For                            For

S.7    Amend the Articles of Association of the Company          Mgmt          For                            For
       [as specified] and authorize any 1 Director
       or Secretary to the Board of Directors of the
       Company to deal with on behalf of the Company
       the relevant filing, amendments and registration
       [where necessary] procedures and other related
       issues arising from the amendments to the Articles
       of Association of the Company

       Other matters [if any]                                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CHINA DEV FINL HLDG CORP                                                                    Agenda Number:  701972653
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1460P108
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002883006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of unsecured corporate bonds                   Non-Voting    No vote

A.4    The status of buyback treasury stock                      Non-Voting    No vote

A.5    The same person or the same affiliate who intends         Non-Voting    No vote
       to prossess more than the designated rate of
       total voting shares of the same FHC report

B.1    Approve the 2008 business reports, financial              Mgmt          For                            For
       statements and consolidated financial statements

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.5    Extraordinary Motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHINA DONGXIANG (GROUP) CO LTD                                                              Agenda Number:  701685224
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2112Y109
    Meeting Type:  EGM
    Meeting Date:  10-Sep-2008
          Ticker:
            ISIN:  KYG2112Y1098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, the revised annual caps for the YE               Mgmt          For                            For
       31 DEC 2008 and 31 DEC 2009 in the amount of
       RMB 315 million and RMB 475 million, respectively
       in respect of the transactions under the framework
       agreement dated 18 SEP 2007 entered into between
       the Company and Dong Gan Jing Ji Company Limited
       [Dong Gan Jing Ji] pursuant to which the Company
       agrees to sell, or procure its subsidiaries
       to sell Kappa brand and Rukka brand products
       to Dong Gan Jing Ji for a period of 3 years

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA DONGXIANG (GROUP) CO LTD                                                              Agenda Number:  701886814
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2112Y109
    Meeting Type:  AGM
    Meeting Date:  14-May-2009
          Ticker:
            ISIN:  KYG2112Y1098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the reports of the Directors and the Auditors
       [Directors] and the Auditors of the Company
       for the YE 31 DEC 2008

2.A    Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For
       to the shareholders of the Company which shall
       be paid out of the share premium account of
       the Company, if necessary, subject to provisions
       of the Companies Law [2007 revision] of the
       Cayman Islands

2.B    Declare a final special dividend for the YE               Mgmt          For                            For
       31 DEC 2008 to the shareholders of the Company
       which shall be paid out of the share premium
       account of the Company, if necessary, subject
       to provisions of the Companies Law [2007 revision]
       of the Cayman Islands

3.A    Re-elect Mr. Mak Kin Kwong as a Director and              Mgmt          For                            For
       authorize the Board of Directors of the Company
       to fix his remuneration

3.B    Re-elect Dr. Xiang Bing as a Director and authorize       Mgmt          For                            For
       the Board of Directors of the Company to fix
       his remuneration

4.     Re-appoint Messrs. PricewaterhouseCoopers, Certified      Mgmt          For                            For
       Public Accountants, as the Auditors of the
       Company until the conclusion of the next AGM
       and authorize the Board to fix their remuneration

5.     Authorize the Directors, subject to this Resolution,      Mgmt          For                            For
       a general mandate granted to the Directors
       during the relevant period to allot, issue
       and deal with additional shares of HKD 0.01
       in the share capital of the Company [Shares]
       and to make or grant offers, agreements and
       options or warrants which would or might require
       the exercise of such powers during and after
       the end of relevant period, not exceeding 20%
       of the aggregate nominal amount of the share
       capital of the Company, otherwise than pursuant
       to: i) a rights issue; or ii) any option scheme
       or similar arrangement for the time being adopted
       by the Company for the purpose of granting
       or issuing Shares or rights to the acquire
       Shares of the Company to the Directors, officers
       and/or employees of the Company and/or any
       of its subsidiaries; or iii) any scrip dividend
       or similar arrangement pursuant to the Articles
       of Association of the Company for time to time;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company required by the Company's Articles
       of Association or any applicable Law to be
       held]

6.     Authorize the Directors, a general mandate given          Mgmt          For                            For
       during the relevant period to purchase or otherwise
       acquire shares of the Company in accordance
       with all applicable laws and requirements of
       the Rules Governing the Listing of securities
       on The Stock Exchange of Hong Kong Limited,
       or not exceeding 10% of the aggregate nominal
       amount of the share capital of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company required by the Company's Articles
       of Association or any applicable Law to be
       held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, the aggregate nominal amount of the
       Shares which are purchased or otherwise acquired
       by the Company pursuant to Resolution 6 shall
       be added to the aggregate nominal amount of
       the Shares which may be issued pursuant to
       Resolution 5, provided that such aggregated
       amount shall not exceed 10% of the aggregate
       nominal amount of the issued share capital
       of the Company as at the date of this resolution

8.     Authorize the Board to pay out of the share               Mgmt          For                            For
       premium account of the Company such interim
       dividends to shareholders as may be declared
       from time to time during the period from the
       passing of the resolution until 31 DEC 2009
       up to a maximum amount of HKD 500,000,000,
       subject to provisions of the Companies Law
       [2007 revision] of the Cayman Islands




--------------------------------------------------------------------------------------------------------------------------
 CHINA EVERBRIGHT LTD                                                                        Agenda Number:  701887715
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1421G106
    Meeting Type:  AGM
    Meeting Date:  13-May-2009
          Ticker:
            ISIN:  HK0165000859
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE

1.     Receive and consider the Audited Financial Statements,    Mgmt          For                            For
       Directors' Report and Independent Auditor's
       Report for the YE 31 DEC 2008

2.     Declare a final dividend                                  Mgmt          For                            For

3.A    Re-elect Mr. Wang Weimin as a Director                    Mgmt          For                            For

3.B    Re-elect Mr. Seto Gin Chung, John as a Director           Mgmt          For                            For

3.C    Re-elect Dr. Lin Zhijun as a Director                     Mgmt          For                            For

3.D    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of Directors

4.     Re-appoint Auditors and authorize the Board               Mgmt          For                            For
       to fix the remuneration of Auditors

5.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       57B, to allot, issue and deal with additional
       shares of HKD 1.00 in the share capital of
       the Company or securities convertible into
       shares or options, warrants or similar rights
       to subscribe for shares and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the issued share capital
       of the Company, otherwise than pursuant to
       i) a rights issue; or ii) the exercise of subscription
       or conversion rights attached to any warrants
       or securities; or iii) the exercise of options
       or similar arrangement; or iv) any scrip dividend
       or similar arrangement; [Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM is to be held by law]

6.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of HKD 1.00 of the Company during the
       relevant period, on the Stock Exchange of Hong
       Kong Limited or any other stock exchange on
       which the shares of the Company have been or
       may be listed and recognized by the Securities
       and Futures Commission under the Hong Kong
       Code on share repurchases for such purposes,
       subject to and in accordance with all applicable
       laws and regulations, at such price as the
       Directors may at their discretion determine
       in accordance with all applicable laws and
       regulations, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company; [Authority expires the earlier
       of the conclusion of the AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is to be held by
       law]

7.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the passing of Ordinary Resolutions 5.1
       and 5.2 set out in the notice convening this
       meeting, the general mandate granted to allot,
       issue and deal with additional shares in the
       Company pursuant to Ordinary Resolution 5.O.1
       set out in the notice convening this meeting
       be and is hereby extended by the addition thereto
       of an amount representing the aggregate nominal
       amount of shares in the Company repurchased
       by the Company under the authority granted
       pursuant to Ordinary Resolution 5.O.2 set out
       in the notice convening this meeting, provided
       that such amount shall not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company as at the date of passing
       the said Ordinary Resolutions

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ACTUAL RECORD DATE.IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA FOODS LTD                                                                             Agenda Number:  701785757
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2154F109
    Meeting Type:  SGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  BMG2154F1095
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE "IN FAVOR" OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve: and ratify, the China Agri Purchase              Mgmt          For                            For
       Agreement [as specified], entered into between
       the Company and China Agri-Industries Holdings
       Limited dated 21 NOV 2008 [as specified], relating
       to the supply of bulk edible oil and other
       raw materials and products and provision of
       logistics and other related services by China
       Agri-Industries Holdings Limited and its associates
       to the Company and its subsidiaries [the Group]
       [as specified] and all transactions contemplated
       thereunder, and the maximum aggregate transaction
       values under the China Agri Purchase Agreement
       for the years ending 31 DEC 2009, 2010 and
       2011 of RMB 12,786 million, RBM 16,590 million
       and RMB 21,160 million, respectively

2.     Approve: and ratify, the CPMC Purchase Agreement          Mgmt          For                            For
       [as specified], entered into between the Company
       and CPMC Holdings Limited dated 28 NOV 2008
       [as specified], relating to the supply of packaging
       materials and related parts by CPMC Holdings
       Limited and its associates to the Group and
       all transactions contemplated thereunder, and
       the maximum aggregate transaction values under
       the CPMC Purchase Agreement for the years ending
       31 DEC 2009, 2010 and 2011 of RMB 21.9 million,
       RMB 26.6 million and RMB 31.1 million, respectively

3.     Approve: and ratify, the Sugar Purchase Agreement         Mgmt          For                            For
       [as specified], entered into between the Company
       and COFCO Limited dated 28 NOV 2008 [as specified],
       relating to the supply of sugar by COFCO Limited
       and its associates to the Group and all transactions
       contemplated thereunder, and the maximum aggregate
       transaction values under the Sugar Purchase
       Agreement for the years ending 31 DEC 2009,
       2010 and 2011 of RMB 161 million, RMB 194 million
       and RMB 233 million, respectively

4.     Approve: and ratify, the Beverage Base Purchase           Mgmt          For                            For
       Agreement [as specified], entered into between
       the Company and Tianjin Jin Mei Beverage Company
       Limited dated 28 NOV 2008 [as specified], relating
       to the supply of beverage bases for certain
       beverages of The Coca-Cola Company by Tianjin
       Jin Mei Beverage Company Limited to bottlers
       of the Group [as specified] and all transactions
       contemplated thereunder, and the maximum aggregate
       transaction values under the Beverage Base
       Purchase Agreement for the years ending 31
       DEC 2009, 2010 and 2011 of RMB 127 million,
       RMB 153 million and RMB 183 million, respectively

5.     Approve: and ratify, the Concentrate Purchase             Mgmt          For                            For
       Agreement [as specified], entered into between
       the Company and Coca-Cola Beverages [Shanghai]
       Company Limited dated 28 NOV 2008 [as specified],
       relating to the supply of concentrates for
       certain beverages of The Coca-Cola Company
       by Coca-Cola Beverages [Shanghai] Company Limited
       to bottlers of the Group and all transactions
       contemplated thereunder, and the maximum aggregate
       transaction values under the Concentrate Purchase
       Agreement for the years ending 31 DEC 2009,
       2010 and 2011 of RMB 1,500 million, RMB 1,800
       million and RMB 2,150 million, respectively

6.     Approve: and ratify, the Still Beverages Purchase         Mgmt          For                            For
       Agreement [as specified], entered into between
       the Company and Coca-Cola Bottlers Manufacturing
       [Dongguan] Co., Ltd. dated 28 NOV 2008 [as
       specified] relating to the supply of certain
       still beverages by Coca-Cola Bottlers Manufacturing
       [Dongguan] Co., Ltd. and its associates to
       bottlers of the Group [as specified] and all
       transactions contemplated thereunder, and the
       maximum aggregate transaction values under
       the Still Beverages Purchase Agreement for
       the years ending 31 DEC 2009, 2010 and 2011
       of RMB 1,900 million, RMB 2,900 million and
       RMB 4,300 million, respectively

7.     Approve: and ratify, the Zijiang Packaging Materials      Mgmt          For                            For
       Purchase Agreement [as specified] entered into
       between Tianjin Coca-Cola Beverages Co., Ltd.
       and Tianjin Shifa Zijiang Packaging Co., Ltd.
       dated 25 NOV 2008 [as specified] relating to
       the supply of Polyethylene Terephthalate Plastic
       pre-forms and bottles, and the provision of
       conversion services by Tianjin Shifa Zijiang
       Packaging Co., Ltd. to Tianjin Coca-Cola Beverages
       Co., Ltd. [as specified] and all transactions
       contemplated thereunder, and the maximum aggregate
       transaction values under the Zijiang Packaging
       Materials Purchase Agreement for the years
       ending 31 December 2009 and 2010 and the 10
       months ending 31 OCT 2011 of RMB 170 million,
       RMB 204 million and RMB 209 million, respectively

8.     Authorize the Directors to do all such things             Mgmt          For                            For
       and execute all such documents as they in their
       absolute discretion deem fit or appropriate
       to give effect to the China Agri Purchase Agreement,
       the CPMC Purchase Agreement, the Sugar Purchase
       Agreement, the Beverage Base Purchase Agreement,
       the Concentrate Purchase Agreement, the Still
       Beverages Purchase Agreement and the Zijiang
       Packaging Materials Purchase Agreement, and
       the implementation of all the transactions
       contemplated thereunder

9.     Re-elect Mr. Li Hung Kwan, Alfred as an Independent       Mgmt          For                            For
       Non-Executive Director and authorize the Board
       of Directors to fix his remuneration




--------------------------------------------------------------------------------------------------------------------------
 CHINA FOODS LTD                                                                             Agenda Number:  701922305
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2154F109
    Meeting Type:  AGM
    Meeting Date:  08-Jun-2009
          Ticker:
            ISIN:  BMG2154F1095
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Adopt the audited financial statements and the            Mgmt          For                            For
       reports of the Directors and the Auditors of
       the Company for the YE 31 DEC 2008

2.     Declare a final dividend of HKD 3.84 cents per            Mgmt          For                            For
       share for the YE 31 DEC 2008

3.     Re-elect Mr. Mak Chi Wing, William as an Executive        Mgmt          For                            For
       Director

4.     Re-elect Mr. Yuen Tin Fan, Francis as an Independent      Mgmt          For                            For
       Non-executive Director

5.     Authorize the Board to fix the Directors' remuneration    Mgmt          For                            For
       for the ensuing year

6.     Re-appoint Ernst & Young as the Auditors for              Mgmt          For                            For
       the ensuing year and authorize the Board to
       fix their remuneration

7.     Authorize the Directors of the Company, to allot          Mgmt          For                            For
       and issue additional shares in the capital
       of the Company and to make or grant offers,
       agreements and options during and after the
       relevant period, otherwise than pursuant to:
       i) a rights issue; or ii) the exercise of rights
       of subscription or conversion under the terms
       of any warrants issued by the Company or any
       securities which are convertible into shares
       of the Company; or iii) the exercise of rights
       of subscription under any share option scheme
       or similar arrangement of the Company; or iv)
       any scrip dividend or similar arrangement providing
       for allotment of shares in lieu of the whole
       or part of a dividend on shares in accord with
       the Bye-Laws of the Company; or v) any adjustment,
       after the date of grant or issue of any options,
       warrants or other securities referred to above,
       in the price at which shares shall be subscribed,
       and/or in the number of shares which shall
       be subscribed, on exercise of relevant rights
       under such options, rights to subscribe, warrants
       or other securities, such adjustment being
       made in accordance with, or as contemplated
       by the terms of such options, warrants or other
       securities; vi) shall not exceed 20% of the
       aggregate nominal amount of the share capital
       of the Company in issue on the date of this
       resolution and subject to the passing of Resolution
       9 below, all those number of shares which may
       from time to time be purchased by the Company
       pursuant to the general mandate granted under
       Resolution 8 below; [Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by law to be held]

8.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares in the capital of the Company during
       the relevant period, subject to the conditions
       as specified, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company in issue on the date of this
       resolution; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       law to be held]

9.     Authorize the Directors to add all those number           Mgmt          For                            For
       of shares in the capital of the Company which
       may from time to time be purchased by the Company
       pursuant to the approval granted under Resolution
       8 above [the Repurchased Shares] to the general
       mandate granted under Resolution 7 above, so
       that the aggregate nominal amount of share
       capital that may be allotted by the Directors
       pursuant to the said mandate granted under
       Resolution 7 above shall be the aggregate of
       i) 20% of the aggregate nominal amount of the
       share capital of the Company in issue on the
       date of this resolution and ii) all the Repurchased
       Shares




--------------------------------------------------------------------------------------------------------------------------
 CHINA INTERNATIONAL MARINE CONTAINERS GROUP LTD                                             Agenda Number:  701705420
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1457J107
    Meeting Type:  EGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  CNE000000G70
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 Bank credit line guarantee               Mgmt          For                            For
       for the subsidiaries with asset liability ratio
       over 70% by the end of 2007




--------------------------------------------------------------------------------------------------------------------------
 CHINA INTERNATIONAL MARINE CONTAINERS GROUP LTD                                             Agenda Number:  701989963
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1457J107
    Meeting Type:  EGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  CNE000000G70
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the asset sale and stake acquisition              Mgmt          For                            For
       to a Company

2.     Approve the nomination of a candidate for shareholder     Mgmt          For                            For
       Supervisor

3.     Approve the nomination of another candidate               Mgmt          For                            For
       for shareholder Supervisor




--------------------------------------------------------------------------------------------------------------------------
 CHINA INTL MARINE CONTAINERS GROUP CO LTD                                                   Agenda Number:  701873033
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1457J107
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  CNE000000G70
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 working report of the Board              Mgmt          For                            For
       of Directors

2.     Approve the 2008 working report of the Supervisory        Mgmt          For                            For
       Committee

3.     Approve the 2008 annual report and its abstract           Mgmt          For                            For

4.     Approve the 2008 Profit Distribution Plan: cash           Mgmt          For                            For
       dividend/10 shares [tax included]: CNY 1.5000;
       bonus issue from profit [share/10 shares]:
       none; bonus issue from capital reserve [share/10
       shares]: none

5.     Approve the 2009 Guarantee for credit lines               Mgmt          For                            For
       for a subsidiary

6.     Approve the 2009 Guarantee for credit lines               Mgmt          For                            For
       by a controlled subsidiary to its subsidiary

7.     Approve the credit Guarantee to clients by a              Mgmt          For                            For
       subsidiary to its subsidiary

8.     Re-appoint the Company's Audit Firm                       Mgmt          For                            For

9.     Amend the Company's Articles of Association               Mgmt          For                            For

10.    Approve the 2008 working report of the Independent        Mgmt          For                            For
       Directors




--------------------------------------------------------------------------------------------------------------------------
 CHINA LIFE INS CO LTD                                                                       Agenda Number:  701893807
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1477R204
    Meeting Type:  AGM
    Meeting Date:  25-May-2009
          Ticker:
            ISIN:  CNE1000002L3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the report of the Board               Mgmt          For                            For
       of Directors of the Company for the year 2008

2.     Receive and approve the report of the Supervisory         Mgmt          For                            For
       Committee of the Company for the year 2008

3.     Receive and approve the audited financial statements      Mgmt          For                            For
       of the Company and the Auditor's report for
       the YE 31 DEC 2008

4.     Approve the profit distribution and cash dividend         Mgmt          For                            For
       distribution plan of the Company for the year
       2008

5.     Approve the remuneration of Directors and Supervisors     Mgmt          For                            For
       of the Company

6.     Re-appoint PricewaterhouseCoopers Zhong Tian              Mgmt          For                            For
       Certified Public Accountants Company Limited,
       Certified Public Accountants, and PricewaterhouseCoopers,
       Certified Public Accountants, respectively,
       as the PRC Auditor and International Auditor
       of the Company for the year 2009 and authorize
       the Board of Directors to determine their remuneration

7.1    Elect Mr. Yang Chao as an Executive Director              Mgmt          For                            For
       of the third session of Board

7.2    Elect Mr. Wan Feng as an Executive Director               Mgmt          For                            For
       of the third session of Board

7.3    Elect Mr. Lin Dairen as an Executive Director             Mgmt          For                            For
       of the third session of Board

7.4    Elect Ms. Liu Yingqi as an Executive Director             Mgmt          For                            For
       of the third session of Board

7.5    Elect Mr. Miao Jianmin as an Non-executive Director       Mgmt          For                            For
       of the third session of Board

7.6    Elect Mr. Shi Guoqing as an Non-executive Director        Mgmt          For                            For
       of the third session of Board

7.7    Elect Ms. Zhuang Zuojin as an Non-executive               Mgmt          For                            For
       Director of the third session of Board

7.8    Elect Mr. Sun Shuyi as an Independent Non-executive       Mgmt          For                            For
       Director of the third session of Board

7.9    Elect Mr. Ma Yongwei as an Independent Non-executive      Mgmt          For                            For
       Director of the third session of Board

7.10   Elect Mr. Sun Changji as an Independent Non-executive     Mgmt          For                            For
       Director of the third session of Board

7.11   Elect Mr. Bruce Douglas Moore as an Independent           Mgmt          For                            For
       Non-executive Director of the third session
       of Board

8.1    Elect Ms. Xia Zhihua as the non-employee representative   Mgmt          For                            For
       Supervisor of the third session of Supervisory
       Committee

8.2    Elect Mr. Shi Xiangming as the non-employee               Mgmt          For                            For
       representative Supervisor of the third session
       of Supervisory Committee

8.3    Elect Mr. Tian Hui as the non-employee representative     Mgmt          For                            For
       Supervisor of the third session of Supervisory
       Committee

9.     Approve the resolution on the renewal of liability        Mgmt          For                            For
       insurance for the Directors and senior Management
       Officers

10.    Receive to review the duty report of the Independent      Non-Voting    No vote
       Directors for the year 2008

11.    Receive the report on the status of connected             Non-Voting    No vote
       transactions and execution of connected transaction
       management system of the Company for the year
       2008

S.12   Amend the Articles 07, 23, 24, 42, 60, 68, 69,            Mgmt          For                            For
       71, 81, 86, 91, 92, 100, 125, 141, 145, 146,
       149, 156, 203, 212, 211, 226, 229, 233, 237,
       238, 240, 241, 242, 243, 249, 250 of the Articles
       of Association as specified; and authorize
       the Chairman of the Board of Directors and
       its attorney to make further amendments which
       in its opinion may be necessary, desirable
       and expedient in accordance with the applicable
       laws and regulations, and as may be required
       by China Insurance Regulatory Commission ["CIRC"]
       and other relevant authorities

S.13   Amend the procedural rules for the shareholders'          Mgmt          For                            For
       general meetings of the Company as specified
       and authorize the Chairman of the Board of
       Directors and its attorney to make further
       amendments which in his opinion may be necessary
       and desirable in accordance with the requirements
       of relevant regulatory authorities and the
       stock exchange at the place where the Company
       is listed from time to time during the process
       of the Company's application for approval;
       the amended procedural rules for the shareholders'
       general meetings as appendix to the Articles
       of Association shall come into effect following
       the relevant approvals from CIRC are obtained

S.14   Amend the procedural rules for the Board of               Mgmt          For                            For
       Directors Meetings of the Company as specified
       and authorize the Chairman of the Board of
       Directors and its attorney to make further
       amendments which in his opinion may be necessary
       and desirable in accordance with the requirements
       of relevant regulatory authorities and the
       stock exchange at the place where the Company
       is listed from time to time during the process
       of the Company's application for approval;
       the amended procedural rules for the Board
       of Directors Meetings as appendix to the Articles
       of Association shall come into effect following
       the relevant approvals from CIRC are obtained

S.15   Amend the procedural rules for the Supervisory            Mgmt          For                            For
       Committee Meetings of the Company as specified
       and authorize the chairperson of the Supervisory
       Committee and its attorney to make further
       amendments which in his opinion may be necessary
       and desirable in accordance with the requirements
       of relevant regulatory authorities and the
       stock exchange at the place where the Company
       is listed during the process of the Company's
       application to the relevant authority for approval;
       the amended procedural rules for the Supervisory
       Committee Meetings as appendix to the Articles
       of Association shall come into effect following
       the relevant approvals from CIRC are obtained

S.16   Authorize the Board of Directors of the Company           Mgmt          For                            For
       to determine if the Company shall allot, issue
       and deal with domestic shares and overseas
       listed foreign shares ["H Shares"] independently
       or concurrently, according to the market conditions
       and the needs of the Company, provided that
       the respective number of shares shall not exceed
       20% of the domestic shares or H Shares of the
       Company in issue on the date of the passing
       of this special resolution; however, notwithstanding
       the granting of the general mandate to the
       Board of Directors, any issue of new domestic
       shares would require another shareholders'
       approval at a shareholders' meeting in accordance
       with the relevant PRC laws and regulations;
       [authority expires until the earlier of the
       conclusion of the next AGM of the Company;
       the expiration of the 12 month period of the
       passing of this resolution]




--------------------------------------------------------------------------------------------------------------------------
 CHINA LIFE INSURANCE CO LTD                                                                 Agenda Number:  701705557
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1477R204
    Meeting Type:  EGM
    Meeting Date:  27-Oct-2008
          Ticker:
            ISIN:  CNE1000002L3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.A    Appoint Mr. Miao Jianmin as a Non-executive               Mgmt          For                            For
       Director of the Company

1.B    Appoint Mr. Lin Dairen as an Executive Director           Mgmt          For                            For
       of the Company

1.C    Appoint Ms. Liu Yingqi as an Executive Director           Mgmt          For                            For
       of the Company

S.2    Amend the Articles 6, 15, 16, 35, 49, 54, 56,             Mgmt          For                            For
       57, 59, 62, 64, 66, 69, 72, 74, 75, 76, 77,
       80, 86, 97, 98, 99, 89, 101, 102, 103, 104,
       105, 106, 107, 109, 114, 115, 126, 127, 128,
       129, 130, 131, 132, 134, 135, 136, 137, 138,
       139, 140, 154, 121, 123, 162, 165, 166, 170,
       178, 179, 199, 156, 158, 159, 167, 213, 192,
       193, 200, 201, 202, the heading of Chapter
       25 of the Original Articles notice shall be
       amended as notice, communication or other written
       documents, 204, 251, 258, 259 of Association
       of the Company as specified and authorize the
       Board of Directors to make further amendments
       which in its opinion may be necessary, desirable
       and expedient in accordance with the applicable
       Laws and regulations, and as may be required
       by CIRC and other relevant authorities; the
       amended Articles of Association as specified
       to in this special resolution shall come into
       effect the relevant approvals from CIRC are
       obtained

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA LIFE INSURANCE CO LTD                                                                 Agenda Number:  701970887
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1477R105
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002823002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 operation and financial reports                  Non-Voting    No vote

A.2    The Supervisors review of year 2008 financial             Non-Voting    No vote
       reports

A.3    To report the mandatory conversion of first               Non-Voting    No vote
       issuance of private placement of subordinate
       corporate bond issued in year 2009

A.4    To revise the procedure of the project using              Non-Voting    No vote
       for public and social welfare investing service

A.5    To report the rules of Board of Directors Meeting         Non-Voting    No vote

B.1    Approve the recognition of 2008 financial reports         Mgmt          For                            For

B.2    Approve the recognition of 2008 earning distributions;    Mgmt          For                            For
       [there is no dividend will be distributed]

B.3    Approve to revise the procedure of acquiring              Mgmt          For                            For
       or disposing asset

B.4    Approve to discuss the Company buy back stock             Mgmt          For                            For
       and transferred to employee with lower than
       average price

B.5    Amend the Articles of Incorporation                       Mgmt          For                            For

B.6    Others agenda and extemporary motions                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHINA MENGNIU DAIRY CO LTD                                                                  Agenda Number:  701933827
--------------------------------------------------------------------------------------------------------------------------
        Security:  G21096105
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  KYG210961051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR'' OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2008

2.a    Re-elect Mr. Yang Wenjun as a Director and authorize      Mgmt          For                            For
       the Board of Directors of the Company to fix
       his remuneration

2.b    Re-elect Mr. Yao Tongshan as a Director and               Mgmt          For                            For
       authorize the Board of Directors of the Company
       to fix his remuneration

2.c    Re-elect Mr. Bai Ying as a Director and authorize         Mgmt          For                            For
       the Board of Directors of the Company to fix
       his remuneration

2.d    Re-elect Mr. Julian Juul Wolhardt as a Director           Mgmt          For                            For
       and authorize the Board of Directors of the
       Company to fix his remuneration

2.e    Re-elect Mr. Zhang Julin as a Director and authorize      Mgmt          For                            For
       the Board of Directors of the Company to fix
       his remuneration

2.f    Re-elect Mr. Liu Fuchun as a Director and authorize       Mgmt          For                            For
       the Board of Directors of the Company to fix
       his remuneration

2.g    Re-elect Mr. Zhang Xiaoya as a Director and               Mgmt          For                            For
       authorize the Board of Directors of the Company
       to fix his remuneration

3.     Re-appoint Ernst and Young as the Auditors of             Mgmt          For                            For
       the Company and authorize the Board of Directors
       of the Company to fix their remuneration

4.     Authorize the Directors of the Company during             Mgmt          For                            For
       the relevant period to repurchase shares of
       HKD 0.10 each in the capital of the Company
       [Shares] on The Stock Exchange of Hong Kong
       Limited [the Stock Exchange] or on any other
       stock exchange on which the securities of the
       Company may be listed and recognized by the
       Securities and Futures Commission of Hong Kong
       and the Stock Exchange for this purpose, subject
       to and in accordance with applicable laws and
       the requirements of the Rules Governing the
       Listing of Securities on the Stock Exchange
       or of any other stock exchange as amended from
       time to time; shall not exceed 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       Resolution 4 as specified; and [Authority expires
       at the earlier of the conclusion of the next
       AGM of the Company or the expiration of the
       period within which the next AGM of the Company
       is required by its Articles of Association
       or by any applicable Laws to be held]

5.     Authorize the Directors to allot, issue and               Mgmt          For                            For
       deal with additional shares and to make or
       grant offers, agreements, options and warrants
       which might require the exercise of such power,
       during and after the relevant period, shall
       not exceed of 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of passing this Resolution
       5, otherwise than pursuant to, i] a rights
       issue [as specified], ii] any option scheme
       or similar arrangement for the time being adopted
       for the grant or issue to officers and/or employees
       of the Company and/or any of its subsidiaries
       of shares or rights to acquire shares or iii]
       any scrip dividend or similar arrangement providing
       for the allotment of shares in lieu of the
       whole or part of a dividend on shares in accordance
       with the Articles of Association of the Company;
       [Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by its Articles of
       Association or by any applicable Law[s] to
       be held]

6.     Approve, subject to the passing of Resolutions            Mgmt          For                            For
       4 and 5, to extend the general mandate referred
       to in Resolution 5, by the addition to the
       aggregate nominal amount of the share capital
       of the Company which may be allotted or agreed
       to be allotted by the Directors of the Company
       pursuant to such general mandate an amount
       representing the aggregate nominal amount of
       shares repurchased by the Company pursuant
       to the general mandate referred to in Resolution
       4 above provided that such amount shall not
       exceed 10% of the existing issued share capital
       of the Company at the date of passing this
       Resolution

7.     Approve, subject to and conditional upon the              Mgmt          For                            For
       Listing Committee of the Stock Exchange of
       Hong Kong Limited granting, for the listing
       of, and permission to deal in, the shares in
       the share capital of the Company to be issued
       pursuant to the exercise of options which may
       be granted under the Share Option Mandate Limit
       [as specified below], the refreshment of the
       limit in respect of the granting of share options
       under the Share Option Scheme of the Company
       adopted on 28 JUN 2005 [the "Share Option Scheme"]
       and all other share option scheme up to 10%
       of the number of shares in issue at the date
       of the passing of this resolution [the "Share
       Option Mandate Limit"]; authorize any Director
       of the Company to do all such acts and execute
       all such documents to effect the Share Option
       Mandate Limit; and authorize the Directors
       of the Company, subject to compliance with
       the Rules Governing the Listing of Securities
       on the Stock Exchange of Hong Kong Limited,
       to grant options under the Share Option Scheme
       up to the Share Option Mandate Limit and to
       exercise all powers of the Company to allot,
       issue and deal with shares of the Company pursuant
       to the exercise of such options




--------------------------------------------------------------------------------------------------------------------------
 CHINA MERCHANTS BANK CO LTD, SHENZEN                                                        Agenda Number:  701796801
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y14896115
    Meeting Type:  EGM
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  CNE1000002M1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that the Company may send or supply               Mgmt          For                            For
       Corporate Communication[s] to its shareholders
       of H Shares in relation to whom the following
       conditions are met by making such Corporate
       Communication[s] available on the Company's
       own website: [i] each holder of H Shares of
       the Company has been asked individually by
       the Company to agree that the Company may send
       or supply Corporate Communication[s] generally,
       or the Corporate Communication[s] in question,
       to him by means of the Company's own website;
       and [ii] the Company has not received a response
       indicating objection from such holder of H
       Shares within the period of 28 days beginning
       with the date on which the Company's request
       was sent, the shareholders of H Shares in relation
       to whom the aforesaid two conditions are met
       shall be taken to have agreed that the Company
       may send or supply Corporate Communication[s]
       to such shareholders by making such Corporate
       Communication[s] available on the Company's
       own website

       Other matters                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CHINA MERCHANTS HLDGS INTL CO LTD                                                           Agenda Number:  701934184
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1489Q103
    Meeting Type:  AGM
    Meeting Date:  02-Jun-2009
          Ticker:
            ISIN:  HK0144000764
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive and approve the audited consolidated              Mgmt          For                            For
       financial statements and the report of the
       Directors and the Independent Auditor's report
       for the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.i    Re-elect Dr. Fu Yuning as a Director                      Mgmt          For                            For

3.ii   Re-elect Mr. Hu Zheng as a Director                       Mgmt          For                            For

3.iii  Re-elect Mr. Meng Xi as a Director                        Mgmt          For                            For

3.iv   Re-elect Mr. Yu Liming as a Director                      Mgmt          For                            For

3.v    Re-elect Mr. Kut Ying Hay as a Director                   Mgmt          For                            For

3.vi   Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Directors

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       to fix their remuneration

5.A    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution and pursuant to section
       57B of the Companies Ordinance, as specified
       of all the powers of the Company to allot,
       issue and deal with additional shares in the
       capital of the Company or securities convertible
       into such shares or options, warrants or similar
       rights to subscribe for any shares in the Company
       and to make or grant offers, agreements and
       options which might require the exercise of
       such power be generally and unconditionally
       approved during and after the end of the Relevant
       Period, the aggregate nominal amount of share
       capital allotted or agreed [whether pursuant
       to an option or otherwise] by the Directors
       of the Company pursuant to the approval in
       paragraph (a) of this Resolution, otherwise
       than pursuant to (i) a rights issue [as specified];
       (ii) the exercise of rights of subscription
       or conversion under the terms of any warrants
       issued by the Company or any securities which
       are convertible into shares of the Company;
       (iii) any option scheme or similar arrangement
       for the time being adopted for the grant or
       issue of shares or rights to acquire shares
       of the Company; or (iv) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend on shares of the Company in accordance
       with the Articles of Association of the Company;
       and [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association of the Company or any applicable
       law to be held]

5.B    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, to repurchase its own shares
       on The Stock Exchange of Hong Kong Limited
       [the Stock Exchange] or any other Stock Exchange
       on which the securities of the Company may
       be listed and recognized by the securities
       and futures commission and the Stock Exchange
       for this purpose, subject to and in accordance
       with all applicable laws and the requirements
       of the rules governing the listing of securities
       on the Stock Exchange of Hong Kong Limited
       [Listing Rules] or of any other Stock Exchange
       as amended from time to time, during relevant
       period, shall not exceed 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue on the date of the passing
       of this resolution and the said approval shall
       be limited accordingly; and [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Articles of Association of
       the Company or any applicable law to be held]

5.C    Approve, conditional upon Resolutions 5.A and             Mgmt          For                            For
       5.B as specified, the aggregate nominal amount
       of the number of shares in the capital of the
       Company which are repurchased by the Company
       under the authority granted to the Directors
       of the Company as specified in Resolution Number
       5.B as specified in the notice convening this
       meeting shall be added to the aggregate nominal
       amount of share capital that may be allotted
       or agreed conditionally or unconditionally
       to be allotted by the Directors of the Company
       pursuant to Resolution 5.A as specified, provided
       that the amount of share capital repurchased
       by the Company shall not exceed 10% of the
       total nominal amount of the share capital of
       the Company in issue on the date of the passing
       of this resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINA MERCHANTS PROPERTY DEVELOPMENT CO LTD                                                 Agenda Number:  701690946
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1492Y101
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2008
          Ticker:
            ISIN:  CNE000000891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Supervisors                                     Mgmt          For                            For

2.     Elect the Board Directors                                 Mgmt          For                            For

3.     Elect the Independent Directors                           Mgmt          For                            For

4.     Amend the Company's Articles of Association               Mgmt          For                            For

5.     Approve the Company's regulations on related              Mgmt          For                            For
       transactions




--------------------------------------------------------------------------------------------------------------------------
 CHINA MERCHANTS PROPERTY DEVELOPMENT CO LTD                                                 Agenda Number:  701873134
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1492Y101
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  CNE000000891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 financial report                         Mgmt          For                            For

2.     Approve the 2008 annual report and its abstract           Mgmt          For                            For

3.     Approve the 2008 Profit Distribution Plan 1)              Mgmt          For                            For
       cash dividend/10 shares [tax included]: CNY
       1.0000 2) bonus issue from profit [share/10
       shares]: none 3) bonus issue from capital reserve
       [share/10 shares]: none

4.     Approve the special report on the deposit and             Mgmt          For                            For
       use of raised proceeds in 2008

5.     Reappoint the Company's External Audit firm               Mgmt          For                            For

6.     Amend the Company's Articles of Association               Mgmt          For                            For

7.     Approve the 2008 working report of the Independent        Mgmt          For                            For
       Directors




--------------------------------------------------------------------------------------------------------------------------
 CHINA MOBILE LTD                                                                            Agenda Number:  701878401
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y14965100
    Meeting Type:  AGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  HK0941009539
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.THANK
       YOU.

1.     Receive the audited financial statements and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       of the Company and its subsidiaries for the
       YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.1    Re-elect Mr. Wang Jianzhou as a Director                  Mgmt          For                            For

3.2    Re-elect Mr. Zhang Chunjiang as a Director                Mgmt          For                            For

3.3    Re-elect Mr. Sha Yuejia as a Director                     Mgmt          For                            For

3.4    Re-elect Mr. Liu Aili as a Director                       Mgmt          For                            For

3.5    Re-elect Mr. Xu Long as a Director                        Mgmt          For                            For

3.6    Re-elect Mr. Moses Cheng Mo Chi as a Director             Mgmt          For                            For

3.7    Re-elect Mr. Nicholas Jonathan Read as a Director         Mgmt          For                            For

4.     Re-appoint Messrs. KPMG as the Auditors and               Mgmt          For                            For
       to authorize the Directors to fix their remuneration

5.     Authorize the Directors during the relevant               Mgmt          For                            For
       period of all the powers of the Company to
       purchase shares of HKD 0.10 each in the capital
       of the Company including any form of depositary
       receipt representing the right to receive such
       shares [Shares]; and the aggregate nominal
       amount of shares which may be purchased on
       The Stock Exchange of Hong Kong Limited or
       any other stock exchange on which securities
       of the Company may be listed and which is recognized
       for this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited shall not exceed or represent
       more than 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       at the date of passing this resolution, and
       the said approval shall be limited accordingly;
       [Authority expires earlier at the conclusion
       of the next AGM of the meeting or the expiration
       of period within which the next AGM of the
       Company is required by law to be held]

6.     Authorize the Directors to exercise full powers           Mgmt          For                            For
       of the Company to allot, issue and deal with
       additional shares in the Company [including
       the making and granting of offers, agreements
       and options which might require shares to be
       allotted, whether during the continuance of
       such mandate or thereafter] provided that,
       otherwise than pursuant to (i) a rights issue
       where shares are offered to shareholders on
       a fixed record date in proportion to their
       then holdings of shares; (ii) the exercise
       of options granted under any share option scheme
       adopted by the Company; (iii) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend in accordance with the Articles of
       Association of the Company, the aggregate nominal
       amount of the shares allotted shall not exceed
       the aggregate of: (a) 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       resolution, plus (b) [if the Directors are
       so authorized by a separate ordinary resolution
       of the shareholders of the Company] the nominal
       amount of the share capital of the Company
       repurchased by the Company subsequent to the
       passing of this resolution [up to a maximum
       equivalent to 10% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of passing this Resolution];
       [Authority expires earlier at the conclusion
       of the next AGM of the meeting or the expiration
       of period within which the next AGM of the
       Company is required by law to be held]

7.     Authorize the Directors of the Company to exercise        Mgmt          For                            For
       the powers of the Company referred to in the
       resolution as specified in item 6 in the notice
       of this meeting in respect of the share capital
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 CHINA MOTOR CO LTD                                                                          Agenda Number:  701963147
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1499J107
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002204005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of endorsement and guarantee         Non-Voting    No vote

A.4    To report the status of fixed assets impairment           Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.4    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.5    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.6    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD                                              Agenda Number:  701684119
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505N100
    Meeting Type:  CRT
    Meeting Date:  17-Sep-2008
          Ticker:
            ISIN:  HK0906028292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 499709 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the Scheme of Arrangement proposed to             Mgmt          For                            For
       be made between the Company and the holders
       of its ordinary shares of USD 0.04 each




--------------------------------------------------------------------------------------------------------------------------
 CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD                                              Agenda Number:  701688523
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505N100
    Meeting Type:  EGM
    Meeting Date:  17-Sep-2008
          Ticker:
            ISIN:  HK0906028292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the Scheme of Arrangement dated 15 AUG            Mgmt          For                            For
       2008 [the 'Scheme'] between the Company and
       the holders of the Scheme Shares (as defined
       in the Scheme) in the form of the print which
       has been produced to this Meeting and for the
       purposes of identification signed by the Chairman
       of this Meeting, with any modification thereof
       or addition thereto or condition approved or
       imposed by the High Court of the Hong Kong
       Special Administrative Region, and (B) for
       the purposes of giving effect to the Scheme,
       on the Effective Date (as defined in the Scheme):
       1) to issue share capital of the Company be
       reduced by cancelling and extinguishing the
       Scheme Shares; 2) subject to and forthwith
       upon such reduction of share capital taking
       effect, to increase the authorized share capital
       of the Company to its former amount of USD
       1,000,000,000 by the creation of such number
       of ordinary shares of USD 0.04 each in the
       capital of the Company as shall be equal to
       the number of the Scheme Shares cancelled;
       and (3) the Company shall apply the credit
       arising in its books of account as a result
       of such reduction of share capital in paying
       up in full at par the ordinary shares of USD
       0.04 each in the capital of the Company to
       be created as aforesaid, which new shares shall
       be allotted and issued, credited as fully paid,
       to China Unicom Limited and/or its nominees
       and the Directors of the Company.




--------------------------------------------------------------------------------------------------------------------------
 CHINA OILFIELD SERVICES LTD                                                                 Agenda Number:  701936013
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15002101
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  CNE1000002P4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the audited financial statements and              Mgmt          For                            For
       the report of the Auditor for the YE 31 DEC
       2008

2.     Approve the 2008 Profit Distribution Plan: 1)             Mgmt          For                            For
       cash dividend/10 shares [tax included]: CNY
       1.4000; 2) bonus issue from profit [share/10
       shares]: none; 3) bonus issue from capital
       reserve [share/10 shares]: none

3.     Approve the report of the Directors of the Company        Mgmt          For                            For
       for the YE 31 DEC 2008

4.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

5.     Re-appoint Ernst & Young Hua Ming and Ernst               Mgmt          For                            For
       & Young as the Domestic and International Auditors
       of the Company for the year 2009 and authorize
       the Board of Directors to fix the remuneration
       thereof

6.1    Re-elect Mr. Fu Chengyu as a Non-Executive Director       Mgmt          For                            For
       of the Company with immediate effect

6.2    Re-elect Mr. Liu Jian as an Executive Director            Mgmt          For                            For
       of the Company with immediate effect

6.3    Re-elect Mr. Li Yong as an Executive Director             Mgmt          For                            For
       of the Company with immediate effect

6.4    Re-elect Mr. Tsui Yiu Wa as an Independent Non-executive  Mgmt          For                            For
       Director of the Company with immediate effect

7.1    Re-elect Mr. Zhu Liebing as a Supervisor of               Mgmt          For                            For
       the Company with immediate effect

7.2    Re-elect Mr. Wang Zhile as an Independent Supervisor      Mgmt          For                            For
       of the Company with immediate effect

8.i    Approve, conditional upon Resolution 10 as specified,     Mgmt          For                            For
       the Company may send or supply Corporate Communications,
       any document issued or to be issued by the
       Company for the information or action of holders
       of any of its securities, including but not
       limited to: (a) Directors' report, annual report,
       annual accounts together with Auditors' report
       and summary financial report; (b) interim report
       and summary of interim report; (c) notices
       of meetings; (d) listing documents; (e) circulars;
       and (f) proxy forms to its Shareholders by
       making such Corporate Communications available
       on the Company's own website, and authorize
       any Director of the Company for and on behalf
       of the Company to sign all such documents and/or
       do all such things and acts as the Director
       may consider necessary or expedient and in
       the interest of the Company for the purpose
       of effecting or otherwise in connection with
       the Company's proposed communication with its
       holders of H Shares through the Company's website;
       the supply of Corporate Communications by making
       such Corporate Communications available on
       the Company's own website is subject to the
       fulfillment of the following condition: that
       each H Shareholders has been asked individually
       by the Company to agree that the Company may
       send or supply Corporate Communications to
       him through its website

8.ii   Approve, conditional upon Resolution 10 as specified,     Mgmt          For                            For
       the Company may send or supply Corporate Communications,
       any document issued or to be issued by the
       Company for the information or action of holders
       of any of its securities, including but not
       limited to: (a) Directors' report, annual report,
       annual accounts together with Auditors' report
       and summary financial report; (b) interim report
       and summary of interim report; (c) notices
       of meetings; (d) listing documents; (e) circulars;
       and (f) proxy forms, to its Shareholders by
       making such Corporate Communications available
       on the Company's own website, and authorize
       any Director of the Company for and on behalf
       of the Company to sign all such documents and/or
       do all such things and acts as the Director
       may consider necessary or expedient and in
       the interest of the Company for the purpose
       of effecting or otherwise in connection with
       the Company's proposed communication with its
       holders of H Shares through the Company's website;
       the supply of Corporate Communications by making
       such Corporate Communications available on
       the Company's own website is subject to the
       fulfillment of the following condition: the
       Company has not received any objection from
       such H Shareholders within a 28-day period
       beginning with the date on which the Company's
       request was sent

S.9    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to all applicable laws, rules and regulations
       and/or requirements of the governmental or
       regulatory body of securities in the People's
       Republic of China [the PRC], The Stock Exchange
       of Hong Kong Limited [the Stock Exchange] or
       of any other governmental or regulatory body,
       to exercise, whether by a single exercise or
       otherwise, all the powers of the Company to
       allot, issue and deal with the overseas listed
       foreign shares [H Shares] during the relevant
       period, not exceed 20% of the aggregate nominal
       amount of the H Shares of the Company; and
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association of the Company or any applicable
       Law to be held]; subject to the approval of
       all relevant government authorities in the
       PRC for the issue and allotment of and dealing
       in such H Shares being granted to: i) make
       such corresponding amendments to the Articles
       of Association [the Articles] of the Company
       as it thinks fit so as to change the registered
       capital of the Company and to reflect the new
       capital structure of the Company upon the exercise
       of the authority to allot, issue and deal in
       H Shares as conferred under this resolution
       above; and ii) file the amended Articles with
       the relevant governmental authorities of the
       PRC

S.10   Approve the proposed amendments to the Articles           Mgmt          For                            For
       of Association of the Company, and authorize
       any 1 Director or the Secretary to the Board
       to deal with on behalf of the Company the relevant
       filing, amendments and registration [where
       necessary] procedures and other related issues
       arising from the amendments to the Articles
       of Association of the Company




--------------------------------------------------------------------------------------------------------------------------
 CHINA OILFIELD SVCS LTD                                                                     Agenda Number:  701776013
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15002101
    Meeting Type:  EGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  CNE1000002P4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR RESOLUTION
       1. THANK YOU.

S.1    Approve that, the issue of Domestic Corporate             Mgmt          For                            For
       Bonds in the PRC [subject to the approval of
       the CSRC and the conditions of the bonds market
       in the PRC]: as specified; authorize the Board,
       to deal with matters relating to the issue
       of the Domestic Corporate Bonds the Board;
       to deal with all matters in connection with
       the issue of the Domestic Corporate Bonds in
       the PRC, including but not limited to the following:
       [i] so far as permitted by laws and regulations,
       implement specific plan for the issue of the
       Domestic Corporate Bonds and make amendments
       and adjustments to the terms of the issue according
       to market conditions and the conditions of
       the Company, including but not limited to the
       timing of issue, issue size, issue price, maturity,
       whether to issue in tranches and their respective
       size and maturity, coupon rate and method of
       determination, conditions for redemption or
       repurchase, credit rating arrangements, guarantees,
       other terms of the bonds and all other matters
       relating to the issue of the Domestic Corporate
       Bonds; [ii] take all necessary and ancillary
       actions relating to the issue of the Domestic
       Corporate Bonds, including but not limited
       to appointing intermediaries for the proposed
       issue of the Domestic Corporate Bonds, making
       underwriting arrangements and applying to the
       relevant PRC regulatory authorities the issue
       of the Domestic Corporate Bonds, obtaining
       approval from the relevant PRC regulatory authorities,
       appointing a trustee for the proposed issue
       of the Domestic Corporate Bonds, executing
       trust and custodian agreements and stipulating
       rules for bondholders meeting and arranging
       for other issues and liquidity matters; [iii]
       take all necessary actions to determine and
       make arrangements for all matters relating
       to the proposed issue and listing of the Domestic
       Corporate Bonds, including negotiating, approving,
       authorizing, executing, amending and completing
       relevant legal documents, agreements, contracts
       relating to the issue and listing of the Domestic
       Corporate Bonds and make appropriate disclosure,
       and insofar as the Board shall have taken any
       actions for the foregoing matters, to approve,
       confirm and ratify the same; [iv] should the
       polices of the PRC regulatory authorities in
       relation to the issue of the Domestic Corporate
       Bonds change or the market conditions change,
       save for those matters requiring resolutions
       by the Shareholders in general meetings as
       stipulated by the relevant laws, regulations
       and the Articles of Association, to amend the
       specific plan for the issue of the Domestic
       Corporate Bonds based on the feedback [if any]
       from the relevant PRC regulatory authorities
       or to exercise discretion to delay or suspend
       the issue of the Domestic Corporate Bonds;
       [v] deal with any matters relating to the issue
       and listing of the Domestic Corporate Bonds
       pursuant to the relevant rules of the relevant
       domestic stock exchange[s]; and [vi] in the
       occurrence of an event of expected inability
       to repay principals and interests of the Domestic
       Corporate Bonds as scheduled or inability to
       repay principals and interest of the Domestic
       Corporate Bonds when they become due, to decide
       the following measures to secure the Company's
       ability to repay the Domestic Corporate Bonds,
       including but not limited to: [a] no dividends
       will be distributed to Shareholders; [b] suspension
       of capital expenditure, such as material external
       investments, mergers and acquisitions; [c]
       reduction or suspension of salary and bonus
       of the Directors and senior management of the
       Company; and [d] no key officers will be allowed
       to leave Company. The authority granted to
       the Board to deal with the above matters will
       take effect from the date of the passing of
       such resolution at the EGM

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA OILFIELD SVCS LTD                                                                     Agenda Number:  701796015
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15002101
    Meeting Type:  EGM
    Meeting Date:  13-Feb-2009
          Ticker:
            ISIN:  CNE1000002P4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" ONLY FOR RESOLUTIONS
       1 TO 2. THANK YOU.

1.     Approve and ratify, the agreement dated 19 DEC            Mgmt          For                            For
       2008 [the Agreement] entered into between the
       Company and [Offshore Oil Engineering Co.,
       Limited] [CNOCC Engineering] in respect of
       the building of the jack-up rigs to named "COSL
       922", "COSL 923" and "COSL 924" by CNOCC Engineering
       for the Company pursuant to the Agreement,
       as specified and authorize the Directors of
       the Company, acting together, individually
       or by Committee, to execute all such documents
       and/or to do all such acts on behalf of the
       Company as they may consider necessary, desirable
       or expedient for the purpose of, or in connection
       with, the implementation and completion of
       the Agreement and the transactions contemplated
       therein

2.     Approve, the performance of each of the grantees          Mgmt          For                            For
       of the stock appreciation rights under the
       Stock Appreciation Rights Scheme [the Scheme]
       [as specified], to grant to each of the grantees
       the share appreciation rights under such Scheme
       and authorize the Directors of the Company,
       acting together, individually or by Committee,
       to execute all such documents and/or to do
       all such acts on behalf of the Company as they
       may consider necessary, desirable or expedient
       for the purpose of, or in connection with,
       the implementation and completion of the Scheme
       and the transactions contemplated therein




--------------------------------------------------------------------------------------------------------------------------
 CHINA OVERSEAS LD & INVT LTD                                                                Agenda Number:  701919740
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15004107
    Meeting Type:  EGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  HK0688002218
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the CSCECL Group Engagement Agreement             Mgmt          For                            For
       and the transactions contemplated thereunder
       and the implementation thereof; the CSCECL
       Construction Engagement Cap  for the period
       between 01 JUN 2009 and 31 MAY 2012; and authorize
       any one Director of the Company for and on
       behalf of the Company to execute all such other
       documents, instruments and agreements and to
       do all such acts or things deemed by him to
       be incidental to, ancillary to or in connection
       with the matters contemplated in the CSCECL
       Group Engagement Agreement and the transactions
       contemplated thereunder including the affixing
       of Common Seal thereon

2.     Approve the CSC Group Engagement Agreement and            Mgmt          For                            For
       the transactions contemplated thereunder and
       the implementation thereof; the CSC Construction
       Engagement Cap  for the period between 01 JUL
       2009 and 30 JUN 2012; and authorize any one
       Director of the Company and on behalf of the
       Company to execute all such other documents,
       instruments and agreements and to do all such
       acts or things deemed by him to be incidental
       to, ancillary to or in connection with the
       matters contemplated in the CSC Group Engagement
       Agreement and the transactions contemplated
       thereunder including the affixing of Common
       Seal thereon




--------------------------------------------------------------------------------------------------------------------------
 CHINA OVERSEAS LD & INVT LTD                                                                Agenda Number:  701919752
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15004107
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  HK0688002218
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2008

2.a    Re-elect Mr. Chen Bin as a Director                       Mgmt          For                            For

2.b    Re-elect Mr. Zhu Yijian as a Director                     Mgmt          For                            For

2.c    Re-elect Mr. Luo Liang as a Director                      Mgmt          For                            For

2.d    Re-elect Dr. Li Kwok Po, David as a Director              Mgmt          For                            For

2.e    Re-elect Dr. Fan Hsu Lai Tai, Rita as a Director          Mgmt          For                            For

3.     Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Directors

4.     Declare of a final dividend for the YE 31 DEC             Mgmt          For                            For
       2008 of HKD 7 cents per share

5.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            For
       and authorize the Board to fix their remuneration

6.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this Resolution, to purchase shares in the
       capital of the Company during the relevant
       period, on The Stock Exchange of Hong Kong
       Limited [the Stock Exchange] or any other stock
       exchange recognized for this purpose by the
       Securities and Futures Commission of Hong Kong
       and the Stock Exchange under the Hong Kong
       Code on Share Repurchases, not exceeding 10%
       of the aggregate nominal amount of the share
       capital of the Company in issue as at the date
       of passing this Resolution; [Authority expires
       at the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       and/or the Companies Ordinance [Chapter 32
       of the Laws of Hong Kong] to be held]

7.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this Resolution, pursuant to Section 57B
       of the Companies Ordinance [Chapter 32 of the
       Laws of Hong Kong] to allot, issue and deal
       with additional shares in the capital of the
       Company and to make or grant offers, agreements,
       options and rights of exchange during the relevant
       period, not exceeding the aggregate of a) 20%
       of the share capital of the Company; and b)
       the nominal amount of share capital repurchased
       [up to 10% of the aggregate nominal amount
       of the share capital], otherwise than pursuant
       to i) a rights issue; or ii) the exercise of
       subscription or conversion rights under the
       terms of any bonds or securities which are
       convertible into shares of the Company; or
       iii) any option scheme or similar arrangement
       for the time being adopted for the grant or
       issue to Directors and/or employees of the
       Company and/or any of its subsidiaries of shares
       or rights to acquire shares of the Company;
       or iv) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the Articles
       of Association of the Company; [Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM is to be held by Articles of Association
       and/or Companies Ordinance [Chapter 32 of the
       Laws of Hong Kong] to be held]

8.     Approve, conditional upon the passing of the              Mgmt          For                            For
       Resolutions 6 and 7, to extend the general
       mandate granted to the Directors of the Company
       pursuant to the Resolution 7, by an amount
       representing the aggregate nominal amount of
       share capital of the Company purchased by the
       Company under the authority granted pursuant
       to the Resolution 6, provided that such amount
       shall not exceed 10% of the aggregate nominal
       amount of the issued share capital of the Company
       as at the date of passing this Resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINA PETE & CHEM CORP                                                                      Agenda Number:  701888159
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15010104
    Meeting Type:  AGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  CNE1000002Q2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 553790 DUE TO APPLICATION OF CUMULATIVE
       VOTING FOR RESOLUTION 8. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive the report of the third Session of the            Mgmt          For                            For
       Board of Directors of Sinopec Corporation [including
       the report of the Board of Directors of Sinopec
       Corporation for the year 2008]

2.     Receive the report of the third Session of the            Mgmt          For                            For
       Supervisory Committee of Sinopec Corporation
       [including the report of the Supervisory Committee
       of Sinopec Corporation for the year 2008]

3.     Approve the audited accounts and audited consolidated     Mgmt          For                            For
       accounts of Sinopec Corporation for the YE
       31 DEC 2008

4.     Approve the plan for allocating any surplus               Mgmt          For                            For
       common reserve funds at amount of RMB 20 billion
       from the after-tax profits

5.     Approve the profit distribution plan for the              Mgmt          For                            For
       YE 31 DEC 2008

6.     Re-appoint KPMG Huazhen and KPMG as the domestic          Mgmt          For                            For
       and overseas Auditors of Sinopec Corporation
       for the year 2009, respectively, and authorize
       the Board of Directors to determine their remunerations

7.     Authorize the Board of Directors to determine             Mgmt          For                            For
       the interim profit distribution plan of Sinopec
       Corporation for 2009

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.

8.1    Elect Mr. Su Shulin as a Director                         Mgmt          For                            For

8.2    Elect Mr. Wang Tianpu as a Director                       Mgmt          For                            For

8.3    Elect Mr. Zhang Yaocang as a Director                     Mgmt          For                            For

8.4    Elect Mr. Zhang Jianhua as a Director                     Mgmt          For                            For

8.5    Elect Mr. Wang Zhigang as a Director                      Mgmt          For                            For

8.6    Elect Mr. Cai Xiyou as a Director                         Mgmt          For                            For

8.7    Elect Mr. Cao Yaofeng as a Director                       Mgmt          For                            For

8.8    Elect Mr. Li Chunguang as a Director                      Mgmt          For                            For

8.9    Elect Mr. Dai Houliang as a Director                      Mgmt          For                            For

8.10   Elect Mr. Liu Yun as a Director                           Mgmt          For                            For

8.11   Elect Mr. Liu Zhongli as an Independent Non-Executive     Mgmt          For                            For
       Director

8.12   Elect Mr. Ye Qing as an Independent Non-Executive         Mgmt          For                            For
       Director

8.13   Elect Mr. Li Deshui as an Independent Non-Executive       Mgmt          For                            For
       Director

8.14   Elect Mr. Xie Zhongyu as an Independent Non-Executive     Mgmt          For                            For
       Director

8.15   Elect Mr. Chen Xiaojin as an Independent Non-Executive    Mgmt          For                            For
       Director

9.1    Elect Mr. Wang Zuoran as a Supervisor                     Mgmt          For                            For

9.2    Elect Mr. Zhang Youcai as a Supervisor                    Mgmt          For                            For

9.3    Elect Mr. Geng Limin as a Supervisor                      Mgmt          For                            For

9.4    Elect Mr. Zou Huiping as a Supervisor                     Mgmt          For                            For

9.5    Elect Mr. Li Yonggui as a Supervisor                      Mgmt          For                            For

10.    Approve the Service Contracts between Sinopec             Mgmt          For                            For
       Corporation and Directors of the Fourth Session
       of the Board Directors and Supervisors of the
       Fourth Session of the Supervisory Committee
       [including emoluments provisions]

11.    Authorize the Secretary to the Board of Directors         Mgmt          For                            For
       to, on behalf of Sinopec Corporation, deal
       with all applications, approval, registrations,
       disclosure and filings in relation to the reelection
       of Directors and Supervisors

S.12   Amend the Articles of Association and its appendices      Mgmt          For                            For
       of Sinopec Corporation

S.13   Authorize the Secretary to the Board of Directors         Mgmt          For                            For
       of Sinopec Corporation to, on behalf of Sinopec
       Corporation, deal with all applications, approval,
       registrations and filing relevant to the proposed
       amendments to the Articles of Association and
       its appendices

S.14   Authorize the Board of Directors of Sinopec               Mgmt          For                            For
       Corporation to determine the proposed plan
       for issuance of debt financing instrument(s):
       it is proposed to the shareholders at the AGM,
       pursuant to the relevant regulations, within
       the maximum balance of the issuable bonds,
       namely after issuance, the relevant accumulative
       debt financing instruments balance shall not
       exceed 40% of the latest total audited net
       assets of Sinopec Corporation, to determine
       issuance of debt financing instruments, principal
       of which shall not exceed 10% of the latest
       audited net assets of Sinopec Corporation stated
       in the consolidated financial statements prepared
       in accordance with the Accounting Standards
       for Business Enterprises, on one issuance or
       several issuances, including but not limited
       to short term financial instruments and mid-term
       financial notes; to generally and to determine
       the terms and conditions and all other matters
       in relation to the issuance of such debt financing
       instrument(s) based on the needs of Sinopec
       Corporation and the market conditions, including
       without limitation to the determination of
       the actual value, interest rate, and term of
       the bond(s) subject to the aforementioned limits,
       as well as to the production, execution and
       disclosure of all necessary documents thereof;
       [authority expires at the completion of the
       next shareholders meeting of Sinopec Corporation]

S.15   Authorize the Board of Directors of Sinopec               Mgmt          Against                        Against
       Corporation a general mandate to issue new
       shares: in order to grant discretion to the
       Board of Directors on the flexibility of issuance
       of new shares, to allot issue and deal with
       shares not exceeding 20% of the existing domestic
       listed shares and overseas listed foreign shares
       of Sinopec Corporation however, notwithstanding
       the obtaining of the general mandate, any issue
       of domestic shares needs shareholders' approval
       at shareholders' meeting in accordance with
       the relevant PRC Laws and regulations' it is
       resolved as follow: 1) Subject to paragraphs
       (3) and (4) and pursuant to the Company Law
       [the "Company Law"] of the People's Republic
       of China (the "PRC") and the listing rules
       of the relevant stock exchanges [as amended
       from time to time], to allot, issue and deal
       with shares during the Relevant Period and
       to determine the terms and conditions for the
       allotment and issue of new shares including
       the following terms: a) class and number of
       new shares to be issued; b) price determination
       method of new shares and/or issue price [including
       price range]; c) the starting and closing dates
       for the issue; d) class and number of the new
       shares to be issued to existing shareholders;
       and e) the making or granting of offers, agreements
       and options which might require the exercise
       of such powers; 2) to make or grant offers,
       agreements and options which would or might
       require the exercise of such powers after the
       end of the relevant period; 3) the aggregate
       nominal amount of new domestic listed shares
       and new overseas listed foreign shares allotted,
       issued and dealt with or agreed conditionally
       or unconditionally to be allotted, issued and
       dealt with [whether pursuant to an option or
       otherwise] by the Board of Directors of Sinopec
       Corporation pursuant to the approval in paragraph
       (1), otherwise than pursuant to issue of shares
       by conversion of the surplus reserve into share
       capital in accordance with the Company Law
       of the PRC and the Articles of Association
       of Sinopec Corporation, shall not exceed 20%
       of each class of the existing domestic listed
       shares and overseas listed foreign shares of
       Sinopec Corporation In exercising the powers
       granted in paragraph (1), the Board of Directors
       of Sinopec Corporation must (i) comply with
       the Company Law of the PRC and the relevant
       regulatory stipulations [as amended from time
       to time] of the places where Sinopec Corporation
       is listed; and (ii) obtain approval from China
       Securities Regulatory Commission and other
       relevant PRC government departments, The Board
       of Directors of Sinopec Corporation, subject
       to the approval of the relevant authorities
       of the PRC and in accordance with the Company
       Law of the PRC, authorized to increase the
       registered capital of Sinopec Corporation to
       the required amount upon the exercise of the
       powers pursuant to paragraph (1) above to authorise
       the Board of Directors to sign the necessary
       documents, complete the necessary formalities
       and take other necessary steps to complete
       the allotment and issue and listing of new
       shares, provided the same do not violate the
       relevant laws, administrative regulations,
       listing rules of the relevant stock exchanges
       and the Articles of Association. Subject to
       the approval of the relevant PRC authorities,
       authorize the Board of Directors of Sinopec
       Corporation to make appropriate and necessary
       amendments to the Articles of Association after
       completion of the allotment and issue of new
       shares according to the method, type and number
       of the allotment and issue of new shares by
       Sinopec Corporation and the actual situation
       of the shareholding structure of Sinopec Corporation
       at the time of completion of the allotment
       and issue of new shares in order to reflect
       the alteration of the share capital structure
       and registered capital of Sinopec Corporation
       pursuant to the exercise of this mandate [Authority
       expires earlier of the conclusion of the next
       AGM of Sinopec Corporation or 12 months]




--------------------------------------------------------------------------------------------------------------------------
 CHINA RAILWAY CONSTRUCTION CORPORATION LTD                                                  Agenda Number:  701931405
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1508P110
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  CNE100000981
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the YE 31 DEC 2008; [Please
       refer to the relevant sections in "Report of
       Directors" of the 2008 annual report of the
       Company]

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008; [Please
       refer to the relevant sections in "Report of
       Supervisory Committee" of the 2008 annual report
       of the Company]

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company for the YE 31 DEC 2008; [Please
       refer to the "Independent Auditors' Report"
       of the 2008 annual report of the Company]

4.     Approve the proposal for profits distribution             Mgmt          For                            For
       of the Company for the YE 31 DEC 2008; [Please
       refer to the circular of the Company dated
       30 APR 2009 for details]

5.     Approve the annual report of the Company for              Mgmt          For                            For
       the YE 31 DEC 2008 and its summary

6.     Approve the changes to the use of the H share             Mgmt          For                            For
       proceeds; [Please refer to the circular of
       the Company dated 30 APR 2009 for details]

7.     Re-appoint Ernst & Young and Ernst & Young Hua            Mgmt          For                            For
       Ming as the External Auditors of the Company
       and approve the payment of their fees for 2008;
       [Please refer to the "Corporate Governance
       Report"  "Auditors' remuneration" of the 2008
       annual report of the Company]

8.1    Appoint Mr. Zhao Guangfa as an Executive Director         Mgmt          For                            For
       of the first session of the Board of Directors
       of the Company

8.2    Appoint Mr. Zhu Mingxian as a Non-Executive               Mgmt          For                            For
       Director of the first session of the Board
       of Directors of the Company; [Please refer
       to the circular of the Company dated 30 APR
       2009 for details]

9.     Approve the remuneration policy of the Directors          Mgmt          For                            For
       and the Supervisors of China Railway Construction
       Corporation Limited; [Please refer to the circular
       of the Company dated 30 APR 2009 for details]

10.    Approve the new annual basic salaries for the             Mgmt          For                            For
       Independent Directors of the Company; [Please
       refer to the circular of the Company dated
       30 APR 2009 for details]

11.    Approve the remuneration packages for the Directors       Mgmt          For                            For
       of the Company for the YE 31 DEC 2008; [Please
       refer to the circular of the Company dated
       30 APR 2009 for details]

S.1    Approve the proposed amendments to the Articles           Mgmt          For                            For
       of Association of the Company [the Articles
       of Association] in respect of the last clause
       of Article 82, Article 84, Article 87, Article
       89, Article 108, Article 128, Clause 2 of Article
       163, Article 247, Article 252, Article 254,
       Article 269, Article 290 and Clause 4 of Article
       292 and the deletion of Article 291 pursuant
       to the latest amendments of the Rules Governing
       the Listing of Securities on the Stock Exchange
       of Hong Kong Limited in respect of the delivery
       of corporate communications by posting on the
       website of the Company and the changes of cash
       dividend policy imposed by the China Securities
       Regulatory Commission and the relevant laws,
       regulations and practices of the PRC, and authorize
       the Secretary to the Board of Directors of
       the Company [the Board] to deal with all the
       relevant matters in relation to the amendments
       to the Articles of Association including application,
       submission for approval, registration and reporting
       for record (including making amendments to
       the wording of the Articles of Association
       as required by the relevant authorities of
       the PRC government); [Please refer to the circular
       of the Company dated 30 APR 2009 for details]

S.2    Authorize the Board, subject to this Resolution,          Mgmt          For                            For
       during the Relevant Period (as specified),
       to issue, allot and/or deal with additional
       H Shares, and to make or grant offers, agreements
       or options in respect thereof: (i) such mandate
       shall not extend beyond the Relevant Period
       save that the Board may during the Relevant
       Period make or grant offers, agreements or
       options which might require the exercise of
       such powers after the end of the Relevant Period;
       (ii) the aggregate nominal amount of the H
       Shares to be issued, allotted and/or dealt
       with or agreed conditionally or unconditionally
       to be issued, allotted and/or dealt with by
       the Board shall not exceed 20% of the aggregate
       nominal amount of its existing H Shares at
       the date of the passing of this resolution;
       and (iii) the Board will only exercise its
       power under such mandate in accordance with
       the Company Law of the PRC and the Rules Governing
       the Listing of Securities on The Stock Exchange
       of Hong Kong Limited (as amended from time
       to time) or applicable laws, rules and regulations
       of other government or regulatory bodies and
       only if all necessary approvals from the China
       Securities Regulatory Commission and/or other
       relevant PRC government authorities are obtained;
       [Authority expires of the earlier of the conclusion
       of the next AGM of the Company following the
       passing of this special resolution or the expiration
       of the 12-month period following the passing
       of this special resolution]; (c) Contingent
       on the Board resolving to issue H Shares pursuant
       to this special resolution, and to increase
       the registered capital of the Company to reflect
       the number of H Shares to be issued by the
       Company pursuant to this special resolution
       and to make such appropriate and necessary
       amendments to the Articles of Association of
       the Company as they think fit to reflect such
       increase in the registered capital of the Company
       and to take any other action and complete any
       formality required to effect the issuance of
       H Shares pursuant to this special resolution
       and the increase in the registered capital
       of the Company

       The Independent Directors of the Company will             Non-Voting    No vote
       submit their 2008 work report to the shareholders
       at the AGM

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       RESOLUTIONS 8.1 AND 8.2 REGARDING THE ELECTION
       OF DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN
       REMOVED FOR THIS MEETING. PLEASE CONTACT YOUR
       CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY
       QUESTIONS.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CUMULATIVE VOTING COMMENT. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA RAILWAY GROUP LTD                                                                     Agenda Number:  701699110
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1509D116
    Meeting Type:  EGM
    Meeting Date:  20-Oct-2008
          Ticker:
            ISIN:  CNE1000007Z2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the amendments to the Administrative              Mgmt          For                            For
       Rules Governing related party transactions

2.i    Approve the provision of guarantee amounting              Mgmt          For                            For
       to RMB 600,000,000 to China Henan International
       Cooperation Group Co., Ltd. by China Railway
       NO. 7 Engineering Group Co., Ltd. [a wholly-owned
       subsidiary of the Company]

2.ii   Approve, the provision of guarantee amounting             Mgmt          For                            For
       to RMB 160,000,000 to China Railway No.10 Engineering
       Group No.3 Construction Company Limited, by
       China Railway No.10 Engineering Group Company
       Limited, [a wholly-owned subsidiary of the
       Company]

S.3    Authorize the Company, within 36 months from              Mgmt          For                            For
       the date of passing of this resolution, to
       publicly issue and offer Corporate bonds [the
       Corporate Bonds] of principal amount not exceeding
       RMB 15 billion in mainland China with a term
       of maturity not exceeding 15 years, in single
       tranche or multiple tranches; authorize, Mr.
       Shi Dahua [Chairman of the Company] and Mr.
       Li Changjin [President of the Company] to jointly
       exercise all powers to handle all matters relating
       to the issue and listing of the Corporate Bonds,
       including but not limited to: i) to decide
       on specific matters relating to the issue and
       listing of the Corporate Bonds, including but
       not limited to the arrangements as to whether
       or not to issue in tranches and whether or
       not to issue multiple types of bonds and their
       terms, the arrangements in relation to the
       issue size and maturity of each tranche and
       each type, the duration and method of repayment
       of the principal and the interests, the matters
       as to whether any terms for repurchase and
       redemption will be in place, the pricing approach,
       the coupon interest rate, the details of use
       of proceeds, the measures for guaranteeing
       the repayment, the guarantee, the listing of
       bonds, the stock exchanges on which the bonds
       will be listed and the selection of qualified
       professional advisers in the issue of the Corporate
       Bonds; ii) to negotiate on behalf of the Company
       in relation to all matters regarding the issue
       and listing of the Corporate Bonds, to execute
       all relevant agreements and other necessary
       documents, and to make proper disclosure of
       all relevant information; iii) to carry out
       all necessary relevant procedures with respect
       to the approval of the issue and listing of
       the Corporate Bonds by the relevant regulatory
       authorities, and to make suitable adjustments
       to the specific issue of the Corporate Bonds
       in accordance with the directions from the
       regulatory authorities [if any]; and iv) to
       take all necessary actions and deal with or
       make decisions on other matters relating to
       the issue and listing of the Corporate Bonds




--------------------------------------------------------------------------------------------------------------------------
 CHINA RES ENTERPRISE LTD                                                                    Agenda Number:  701917885
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15037107
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  HK0291001490
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the Directors' report and the Independent
       Auditor's report for the YE 31 DEC 2008

2.     Declare a final dividend                                  Mgmt          For                            For

3.a    Re-elect Mr. Qiao Shibo as a Director                     Mgmt          For                            For

3.b    Re-elect Mr. Chen Lang as a Director                      Mgmt          For                            For

3.c    Re-elect Mr. Wang Qun as a Director                       Mgmt          For                            For

3.d    Re-elect Mr. Lau Pak Shing as a Director                  Mgmt          For                            For

3.e    Re-elect Mr. Jiang Wei as a Director                      Mgmt          For                            For

3.f    Re-elect Mr. Wang Shuaiting as a Director                 Mgmt          For                            For

3.g    Re-elect Mr. Yan Biao as a Director                       Mgmt          For                            For

3.h    Re-elect Dr. Chan Po Fun, Peter as a Director             Mgmt          For                            For

3.i    Approve to fix the fees for all the Directors             Mgmt          For                            For

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

5.     Authorize the Directors of the Company, subject           Mgmt          Against                        Against
       to this resolution, to repurchase shares of
       HKD 1.00 each in the capital of the Company
       on The Stock Exchange of Hong Kong Limited
       [the Stock Exchange] or on any other Stock
       Exchange on which the securities of the Company
       may be listed and recognized by the Securities
       and Futures Commission of Hong Kong and the
       Stock Exchange for this purpose, subject to
       and in accordance with all applicable laws
       and the requirements of the Rules Governing
       the Listing of Securities on the Stock Exchange
       or of any other Stock Exchange as amended from
       time to time, during the relevant period, shall
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       as at the date of this resolution and the said
       approval shall be limited accordingly; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by law to be held]

6.     Authorize the Directors of the Company, subject           Mgmt          Against                        Against
       to this resolution, pursuant to Section 57B
       of the Companies Ordinance, to allot, issue
       and deal with additional shares of HKD 1.00
       each in the capital of the Company and to make
       or grant offers, agreements and options [including
       bonds, warrants and debentures convertible
       into shares of the Company], during and after
       the end of relevant period, the aggregate nominal
       amount of share capital allotted or agreed
       conditionally or unconditionally to be allotted
       [whether pursuant to an option or otherwise]
       and issued by the Directors of the Company
       pursuant to the approval of this resolution,
       otherwise than i) a rights issue [as hereinafter
       defined]; ii) an issue of shares under any
       option scheme or similar arrangement for the
       time being adopted for the grant or issue of
       shares or rights to acquire shares of the Company;
       iii) an issue of shares upon the exercise of
       the subscription or conversion rights under
       the terms of any warrants or any securities
       of the Company which are convertible into shares
       of the Company; or iv) an issue of shares as
       scrip dividends pursuant to the Articles of
       Association of the Company from time to time,
       shall not exceed 20% of the aggregate nominal
       amount of the issued share capital of the Company
       as at the date of passing this resolution and
       the said approval shall be limited accordingly;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by Law to be held]

7.     Approve, subject to the passing of the resolutions        Mgmt          Against                        Against
       as proposed under items 5 and 6, as specified
       in the notice convening this meeting, the general
       mandate granted to the Directors of the Company
       to allot, issue and deal with additional shares
       pursuant to the resolution as proposed under
       item 6 and extended by the addition thereto
       of an amount representing the aggregate nominal
       amount of shares in the capital of the Company
       repurchased by the Company under the authority
       granted pursuant to the resolution as proposed
       under item 5, provided that such amount of
       shares so repurchased shall not exceed 10%
       of the aggregate nominal amount of the issued
       share capital of the Company as at the date
       of the said resolution

S.8    Amend the Articles 70, 115, 120, 150, 150.3               Mgmt          For                            For
       and 149.5 of the Company's Articles of Association
       as specified




--------------------------------------------------------------------------------------------------------------------------
 CHINA RESOURCES POWER HOLDINGS CO LTD                                                       Agenda Number:  701629151
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1503A100
    Meeting Type:  EGM
    Meeting Date:  02-Jul-2008
          Ticker:
            ISIN:  HK0836012952
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the execution of the sale              Mgmt          For                            For
       and purchase agreement [the CRL Acquisition
       Agreement] dated 20 MAY 2008 between China
       Resources Power Project Service Company Limited
       and China Resources Company Limited in relation
       to the acquisition of 60% equity interest of
       China Resources Power [Jiangsu] Investment
       Company Limited for a consideration of RMB
       1,433,000,000 [a copy of the CRL Acquisition
       Agreement has been produced to the meeting
       and marked A and initialed by the Chairman
       of the meeting for identification], and the
       transactions contemplated thereunder; and authorize
       any one or more of the Directors of the Company
       to sign or execute such other documents or
       supplemental agreements or deeds on behalf
       of the Company and to do all such things and
       take all such actions as he may consider necessary
       or desirable for the purpose of giving effect
       to the CRL Acquisition Agreement and completing
       the transactions contemplated thereunder with
       such changes as any such Director(s) may consider
       necessary, desirable or expedient




--------------------------------------------------------------------------------------------------------------------------
 CHINA RESOURES PWR HLDGS CO LTD                                                             Agenda Number:  701924525
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1503A100
    Meeting Type:  AGM
    Meeting Date:  08-Jun-2009
          Ticker:
            ISIN:  HK0836012952
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the report of the Directors and the Independent
       Auditor's report for the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.1    Re-elect Mr. Wang Shuai Ting as a Director                Mgmt          For                            For

3.2    Re-elect Mr. Tang Cheng as a Director                     Mgmt          For                            For

3.3    Re-elect Mr. Zhang Shen Wen as a Director                 Mgmt          For                            For

3.4    Re-elect Mr. Jiang Wei as a Director                      Mgmt          For                            For

3.5    Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors

4.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            For
       and authorize the Directors to fix their remuneration

5.     Authorize the Directors of the Company, subject           Mgmt          Against                        Against
       to repurchase shares at par value of HKD 1.00
       each in the capital of the Company on The Stock
       Exchange of Hong Kong Limited [the "Stock Exchange"]
       or on any other stock exchange on which the
       securities of the Company may be listed and
       recognized by the Securities and Futures Commission
       of Hong Kong and the Stock Exchange for this
       purpose, subject to and in accordance with
       all applicable laws and the requirements of
       the Rules Governing the Listing of Securities
       on the Stock Exchange or of any other stock
       exchange as amended from time to time; the
       aggregate nominal amount of shares of the Company
       which the Directors of the Company are authorized
       to repurchase shall not exceed 423,223,396
       shares, representing not more than 10% of the
       aggregate nominal amount of the issued share
       capital of the Company as at the date of this
       resolution [ie. 4,232,233,969 shares] and the
       said approval shall be limited accordingly;
       [Authority expires earlier at the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by any applicable law
       or the Articles of Association of the Company
       to be held]

6.     Authorize the Directors of the Company, pursuant          Mgmt          Against                        Against
       to Section 57B of the Companies Ordinance,
       to allot, issue and deal with additional shares
       of HKD 1.00 each at par in the capital of the
       Company and to make or grant offers, agreements
       and options [including bonds, warrants and
       debentures convertible into shares of the Company]
       which would or might require the exercise of
       such power and after the end of the relevant
       period; the aggregate nominal amount of shares
       allotted or agreed conditionally or unconditionally
       to be allotted [whether pursuant to an option
       or otherwise] and issued by the Directors of
       the Company, otherwise than (i) a rights issue
       [as specified]; (ii) an issue of shares under
       any option scheme or similar arrangement for
       the time being adopted for the grant or issue
       of shares or rights to acquire shares of the
       Company; (iii) an issue of shares upon the
       exercise of the subscription or conversion
       rights under the terms of any warrants or any
       securities of the Company which are convertible
       into shares of the Company; or (iv) an issue
       of shares as scrip dividends pursuant to the
       Articles of Association of the Company from
       time to time, shall not exceed 20% of the aggregate
       nominal amount of the issued share capital
       of the Company as at the date of passing this
       resolution; and [Authority expires earlier
       at the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       any applicable law or the Articles of Association
       of the Company to be held]

7.     Approve that subject to the passing of the resolution     Mgmt          For                            For
       Nos.5 and 6 as specified, the general mandate
       granted to the Directors of the Company to
       allot, issue and deal with additional shares
       pursuant to resolution No.6 as specified added
       by which are the aggregate nominal amount of
       shares, repurchased by the Company under the
       authority granted pursuant to resolution No.5
       set out in the notice convening this meeting,
       provided that such amount of shares so repurchased
       shall not exceed 10% of the aggregate nominal
       amount of the issued share capital of the Company
       as at the date of the said resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINA RY CONSTR CORP                                                                        Agenda Number:  701777659
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1508P110
    Meeting Type:  EGM
    Meeting Date:  13-Jan-2009
          Ticker:
            ISIN:  CNE100000981
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Company, subject to the conditions          Mgmt          For                            For
       of the PRC bond market, to issue Medium-term
       Notes on the following major terms: i) the
       Company shall issue the Medium-term Notes in
       an aggregate principal amount of no more than
       RMB 15 billion in the PRC, the Medium-term
       Notes may be issued in one tranche or multiple
       tranches; ii) the term of the Medium-term Notes
       shall not be more than 10 years; iii) the interest
       rate of the Medium-term Notes shall be determined
       according to the 'Administration Method for
       Debt Financing Instrument of Non-financial
       Institutions in the Inter-bank Bond Market'
       issued by the People's Bank of China and made
       reference to the then market conditions; iv)
       the Medium-term Notes shall be issued to the
       investors in the inter-bank market in the PRC
       and shall not be issued to the public investors;
       v) the proceeds from the issue of the Medium-term
       Notes shall be principally used to replenish
       both the working capital of the Company and
       the capital expenditure of the investment projects
       of the Company; vi) the resolution relating
       to the proposed issue of the Medium-term Notes
       shall be valid within 2 years after the date
       of the passing of the resolution at the general
       meeting of the Company; b) authorize the Chairman
       of the Board of the Directors of the Company
       or other persons authorized by the Chairman,
       to deal with all matters relating to the proposed
       issue of Medium-term Notes in his/their sole
       discretion, including but not limited to, determining
       the specific time of the issue, the size of
       the issue, the number of tranches, the interest
       rate; executing all necessary documents, including
       but not limited to, requests, prospectuses,
       underwriting agreements and announcements in
       relation to the proposed issue of the Medium-term
       Notes by the Company; completing all necessary
       procedures, including but not limited to, completing
       the relevant registrations in the inter-bank
       market of the PRC and taking all other necessary
       actions




--------------------------------------------------------------------------------------------------------------------------
 CHINA RY GROUP LTD                                                                          Agenda Number:  701931330
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1509D116
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  CNE1000007Z2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve the work report of the Independent Directors      Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

4.     Approve the audited consolidated financial statements     Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

5.     Re-appoint Deloitte Touche Tohmatsu as the Company's      Mgmt          For                            For
       International Auditors and Deloitte Touche
       Tohmatsu CPA Ltd. as the Company's Domestic
       Auditors for a term ending at the next AGM
       of the Company and authorize the Board of Directors
       of the Company to determine their remuneration

6.     Approve the profit distribution plan of the               Mgmt          For                            For
       Company for the YE 31 DEC 2008

7.     Appoint Mr. Yao Guiqing as a shareholder representative   Mgmt          For                            For
       Supervisor of the Company with immediate effect
       until the expiry of the term of the first session
       of the Supervisory Committee of the Company
       and authorize the Board of Directors of the
       Company to fix his emoluments

8.     Approve the remuneration plan for the Directors           Mgmt          For                            For
       and the Supervisors of the Company

9.     Approve the change in use of part of proceeds             Mgmt          For                            For
       from the A share offering of the Company

10.    Approve the amendments to the Rules for the               Mgmt          For                            For
       Independent Directors as specified

S.11   Amend the Articles of Association of the Company          Mgmt          For                            For
       as specified

S.12   Amend the Procedural Rules for the Shareholders'          Mgmt          For                            For
       General Meeting of the Company as specified

S.13   Amend the Procedural Rules for the Board of               Mgmt          For                            For
       Directors of the Company as specified

S.14   Authorize the Company, within the registered              Mgmt          For                            For
       period of the issue of the medium-term notes
       [the Notes] or the duration of relevant matters
       after the date of passing of this resolution,
       to publicly issue and offer the Notes of principal
       amount not exceeding RMB 12 billion with a
       term not exceeding 10 years in single or multiple
       tranches in the PRC and the proceeds from the
       issue of the Notes be used to repay loans and
       supplement the Company's working capital and
       authorize the Board to exercise all powers
       to handle all matters relating to the issue
       of the Notes, including but not limited to:
       to decide on specific matters relating to the
       issue of the Notes, including but not limited
       to the arrangements as to whether or not to
       issue the Notes in tranches, the arrangements
       in relation to the issue size and maturity
       dates, the duration and method of repayment
       of the principal and the interests, the matters
       as to whether any terms for repurchase and
       redemption will be in place, the pricing of
       the Notes, the coupon interest rate, the details
       of use of proceeds, the measures for guaranteeing
       the repayment, the guarantee and the selection
       of qualified professional advisers in the issue
       of the Notes; to negotiate on behalf of the
       Company in relation to all matters regarding
       the issue of the Notes, to execute all relevant
       agreements and other necessary documents, and
       to make proper disclosure of all relevant information;
       to carry out all necessary relevant procedures
       with respect to the approval of the issue of
       the Notes by the relevant regulatory authorities,
       and to make suitable adjustments to the specific
       issue of the Notes in accordance with the directions
       from the regulatory authorities (if any); and
       to take all necessary actions and deal with
       or make decisions on other matters relating
       to the issue of the Notes




--------------------------------------------------------------------------------------------------------------------------
 CHINA SHENHUA ENERGY CO LTD                                                                 Agenda Number:  701912669
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1504C113
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  CNE1000002R0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

2.     Approve the report of the Board of Supervisors            Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company for the YE 31 DEC 2008

4.     Approve the Company's Profit Distribution Plan            Mgmt          For                            For
       for the YE 31 DEC 2008: i.e. final dividend
       for the YE 31 DEC 2008 in the amount of RMB
       0.46 per share [inclusive to tax] be declared
       and distributed, the aggregate amount of which
       is approximately RMB 9,149,000,000

5.     Approve the remuneration of the Directors and             Mgmt          For                            For
       Supervisors of the Company for the YE 31 DEC
       2008: i.e. aggregate remuneration of the Executive
       Directors is in the amount of RMB 843,181;
       aggregate remuneration of the Non-Executive
       Directors is in the amount of RMB 1,350,000,
       of which the aggregate remuneration of the
       Independent Non-Executive Directors is in the
       amount of RMB 1,350,000, the Non-Executive
       Directors [other than the Independent Non-Executive
       Directors] are remunerated by Shenhua Group
       Co., Limited and are not remunerated by the
       Company; remuneration of the Supervisors is
       in the amount of RMB 1,076,879

6.     Re-appoint KPMG Huazhen and KPMG as the PRC               Mgmt          For                            For
       and International Auditors respectively of
       the Company for 2009, the term of such re-appointment
       shall continue until the next AGM, and authorize
       a Committee comprising of Mr. Zhang Xiwu, Mr.
       Ling Wen and Mr. Chen Xiaoyue, all being Directors
       of the Company, to determine their remuneration

7.     Appoint Mr. Gong Huazhang as an Independent               Mgmt          For                            For
       Non-Executive Director of the Company

8.     Approve the Coal Supply Framework Agreement               Mgmt          For                            For
       dated 27 MAR 2009 entered into between the
       Company and Shaanxi Province Coal Transportation
       and Sales [Group] Co Ltd, the proposed annual
       caps of RMB 4,825,600,000 for the YE 31 DEC
       2009 and RMB 6,110,000,000 for the YE 31 DEC
       2010 thereto and the transactions contemplated
       thereunder

S.9    Approve the proposed amendments to the Articles           Mgmt          For                            For
       of Association of the Company [as specified],
       and authorize a Committee comprising of Mr.
       Zhang Xiwu and Mr. Ling Wen, all being Directors
       of the Company, to, after passing of this resolution,
       carry out further amendments to the Articles
       of Association of the Company as they may consider
       necessary and appropriate at the request of
       relevant regulatory authorities in the course
       of filing the Articles of Association with
       such regulatory authorities

S.10   Approve a general mandate to the Board of Directors       Mgmt          For                            For
       to, by reference to market conditions and in
       accordance with needs of the Company, to allot,
       issue and deal with, either separately or concurrently,
       additional domestic shares [A Shares] and overseas-listed
       foreign invested shares [H Shares] not exceeding
       20% of each of the number of domestic shares
       [A Shares] and the number of overseas-listed
       foreign invested shares [H Shares] in issue
       at the time of passing this resolution at AGM;
       pursuant to PRC laws and regulations, the Company
       will seek further approval from its shareholders
       in general meeting for each issuance of domestic
       shares [A Shares] even where this general mandate
       is approved; authorize the Board of Directors
       to [including but not limited to the following]:
       (i) formulate and implement detailed issuance
       plan, including but not limited to the class
       of shares to be issued, pricing mechanism and/or
       issuance price [including price range], number
       of shares to be issued, allottees and use of
       proceeds, time of issuance, period of issuance
       and whether to issue shares to existing shareholders;
       (ii) approve and execute, on behalf of the
       Company, agreements related to share issuance,
       including but not limited to underwriting agreement
       and engagement agreements of professional advisers;
       (iii) approve and execute, on behalf of the
       Company, documents related to share issuance
       for submission to regulatory authorities, and
       to carry out approval procedures required by
       regulatory authorities and venues in which
       the Company is listed; (iv) amend, as required
       by regulatory authorities within or outside
       China, agreements and statutory documents referred
       to in (ii) and (iii) above; (v) affix seal
       of the Company on share issuance related agreements
       and statutory documents; (vi) engage the services
       of professional advisers for share issuance
       related matters, and to approve and execute
       all acts, deeds, documents or other matters
       necessary, appropriate or required for share
       issuance; (vii) increase the registered capital
       of the Company after share issuance, and to
       make corresponding amendments to the Articles
       of Association of the Company relating to share
       capital and shareholdings etc, and to carry
       out statutory registrations and filings within
       and outside China; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       for 2009 or the expiration of 12 months following
       the passing of this special resolution at the
       AGM for 2008], except where the Board of Directors
       has resolved to issue domestic shares [A Shares]
       or overseas-listed foreign invested shares
       [H Shares] during the relevant period and the
       share issuance is to be continued or implemented
       after the relevant period

S.11   Approve a general mandate to the Board of Directors       Mgmt          For                            For
       to, by reference to market conditions and in
       accordance with needs of the Company, to repurchase
       domestic shares [A Shares] not exceeding 10%
       of the number of domestic shares [A Shares]
       in issue at the time when this resolution is
       passed at AGM and the relevant resolutions
       are passed at class meetings of shareholders;
       pursuant to PRC laws and regulations, and for
       repurchases of domestic shares [A Shares],
       the Company will seek further approval from
       its shareholders in general meeting for each
       repurchase of domestic shares [A Shares] even
       where the general mandate is granted, but will
       not be required to seek shareholders' approval
       at class meetings of domestic share [A Share]
       shareholders or overseas-listed foreign invested
       share [H Share] shareholders; by reference
       to market conditions and in accordance with
       needs of the Company, to repurchase overseas-listed
       foreign invested shares [H Shares] not exceeding
       10% of the number of overseas-listed foreign
       invested shares [H Shares] in issue at the
       time when this resolution is passed at AGM
       and the relevant resolutions are passed at
       class meetings of shareholders; authorize the
       Board of Directors to [including but not limited
       to the following]: (i) formulate and implement
       detailed repurchase plan, including but not
       limited to repurchase price, number of shares
       to repurchase, time of repurchase and period
       of repurchase etc; (ii) notify creditors in
       accordance with the PRC Company Law and Articles
       of Association of the Company; (iii) open overseas
       share accounts and to carry out related change
       of foreign exchange registration procedures;
       (iv) carry out relevant approval procedures
       required by regulatory authorities and venues
       in which the Company is listed, and to carry
       out filings with the China Securities Regulatory
       Commission; (v) carry out cancelation procedures
       for repurchased shares, decrease registered
       capital, and to make corresponding amendments
       to the Articles of Association of the Company
       relating to share capital and shareholdings
       etc, and to carry out statutory registrations
       and filings within and outside China; (vi)
       approve and execute, on behalf of the Company,
       documents and matters related to share repurchase;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company for 2009 or
       the expiration of 12 months following the passing
       of this special resolution at the AGM for 2008,
       the first A shareholders' class meeting in
       2009 and the first H shareholders' class meeting
       in 2009], except where the board of directors
       has resolved to repurchase domestic shares
       [A Shares] or overseas-listed foreign invested
       shares [H Shares] during the relevant period
       and the share repurchase is to be continued
       or implemented after the relevant period

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA SHENHUA ENERGY CO LTD                                                                 Agenda Number:  701912671
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1504C113
    Meeting Type:  CLS
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  CNE1000002R0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" FOR THE BELOW
       RESOLUTION. THANK YOU.

S.1    Authorize the Board of Directors to, by reference         Mgmt          For                            For
       to market conditions and in accordance with
       needs of the Company, to repurchase domestic
       shares [A shares] not exceeding 10% of the
       number of domestic shares [A shares] in issue
       at the time when this resolution is passed
       at AGM and the relevant resolutions is passed
       at class meetings of shareholders, pursuant
       to PRC laws and regulations, and for repurchases
       of domestic shares [A shares], the Company
       will seek further approval from its shareholders
       in general meeting for each repurchase of domestic
       shares [A shares] even where the general mandate
       is granted, but will not be required to seek
       shareholders' approval at class meetings of
       domestic share [A share] shareholders or overseas-listed
       foreign invested share [H share] shareholders,
       and to formulate and implement detailed repurchase
       plan, including but not limited to repurchase
       price, number of shares to repurchase, time
       of repurchase and period of repurchase etc;
       to notify creditors in accordance with the
       PRC Company Law and Articles of Association
       of the Company; to open overseas share accounts
       and to carry out related change of foreign
       exchange registration procedures; to carry
       out relevant approval procedures required by
       regulatory authorities and venues in which
       the Company is listed, and to carry out filings
       with the China Securities Regulatory Commission;
       to carry out cancellation procedures for repurchased
       shares, decrease registered capital, and to
       make corresponding amendments to the Articles
       of Association of the Company relating to share
       capital and shareholdings etc, and to carry
       out statutory registrations and filings within
       and outside China; and approve and execute,
       on behalf of the Company, documents and matters
       related to share repurchase; [Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period of 12 months
       following the passing of this special resolution
       at the AGM for 2008, the first A shareholders'
       class meeting in 2009 and the first H shareholders'
       class meeting in 2009]




--------------------------------------------------------------------------------------------------------------------------
 CHINA SHIPPING CONTAINER LINES CO LTD                                                       Agenda Number:  701648606
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1513C104
    Meeting Type:  SGM
    Meeting Date:  06-Aug-2008
          Ticker:
            ISIN:  CNE100000536
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the revised caps, as specified                    Mgmt          For                            For

2.     Approve to change in the use of A share listing           Mgmt          For                            For
       proceeds, details of which are as specified

3.     Appoint Mr. Yan Zhichong as a Non-Executive               Mgmt          For                            For
       Director for a term commencing at the conclusion
       of the SGM and ending at the conclusion of
       the AGM of the Company for the year 2009, that
       is in or around JUN 2010, and authorize the
       Board to fix the remuneration of Mr. Yan Zhichong
       and the resignation of Mr. Yao Zuozhi as a
       Non-Executive Director

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA SOUTHERN AIRLINES CO LIMITED                                                          Agenda Number:  701767569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1503W102
    Meeting Type:  EGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  CNE1000002T6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" ONLY FOR RESOLUTIONS
       1 TO 4. THANK YOU.

S.1    Amend the Original Articles 2, 29, 36, 72, 76,            Mgmt          For                            For
       83, 94, 107, 108, 122, 130, 134, 136, 137 to
       be amended as 136, 148 to be amended as 147,
       162 to be amended as 161, 170 to be amended
       as 169, 184 to be amended as 183, 222 to be
       amended as 221, 224 to be amended as 223, 236
       to be amended as 235, 269 to be amended as
       268, 312 to be amended as 311 of the Articles
       of Association of the Company, reference to
       the Securities Commission of the State Council
       in the Articles of Association shall be changed
       to the competent securities authority of the
       State Council; and the Articles following the
       existing Article 136 be renumbered accordingly;
       and authorize the Board [and its delegates]
       to make further amendments which in their opinion
       may be necessary, desirable and expedient in
       accordance with the mandatory requirements
       of the applicable laws and regulations, and
       as may be required by the relevant authorities,
       and to apply for approvals from the relevant
       authorities, if necessary

S.2    Amend the Original Articles 2, 9, 16, 34 to               Mgmt          For                            For
       be amended as 33, 37 to be amended as 36, 39
       to be amended as 38, 49 to be amended as 48,
       delete the Original Articles 24, 62, 63, 65,
       66, Original Article 64 to be amended as 61,
       78 to be amended as 73, 81 to be amended as
       76, approve to re-number the Articles following
       the existing Article 24 of the Procedural Rules
       of the shareholders' meetings accordingly

S.3    Amend the Original Articles 3, 4, 5, 30, 36               Mgmt          For                            For
       and 59, all references to the office of the
       Board of Directors in the Procedures Rules
       of Board of Directors as the office of the
       Secretary of the Board of Directors

4.     Appoint Mr. Liu Bao Heng as an Executive Director         Mgmt          For                            For
       of the fifth session of the Board of Director
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 CHINA SOUTHERN AIRLINES CO LIMITED                                                          Agenda Number:  701793691
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1503W102
    Meeting Type:  CLS
    Meeting Date:  26-Feb-2009
          Ticker:
            ISIN:  CNE1000002T6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the satisfaction of the conditions of             Mgmt          For                            For
       the non-public issue of A Shares and the non-public
       issue of H Shares Subscription by China Southern
       Airlines Company Limited

S.2.1  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: Types of Shares to be issued and
       the par value, domestic listed RMB ordinary
       shares [A Shares] with par value of RMB 1.00
       each, overseas listed foreign shares [H Shares]
       with par value of RMB 1.00 each

S.2.2  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: Issue mechanism and subscription
       method, the A Shares will be issued by way
       of non-public issue to a targeted subscriber
       within 6 months from the date of approval by
       CSRC, the H Shares will be issued by way of
       non-public issue to a targeted subscriber within
       6 months from the date of approval by CSRC,
       the non-public issue of A Shares and H Shares
       will be conducted separately, both non-public
       issued A Shares and non-public issued H Shares
       are to be subscribed in cash

S.2.3  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the targeted subscriber for the
       non-public issue of A Shares is CSAHC, the
       controlling shareholder of the Company, the
       targeted subscriber for the non-public issue
       of H Shares is Nan Lung, a wholly-owned foreign
       subsidiary of CSAHC

S.2.4  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the price determination date of
       the non-public issue of A Shares was the date
       of publishing the announcement of the Board
       resolution in relation to the non-public issue
       of A Shares, which is 11 DEC 2008

S.2.5  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the issue price per A Share is
       RMB 3.16, which is not less than 90% of the
       average trading prices of A Shares for the
       20 consecutive trading days immediately before
       the price determination date, and is therefore
       in compliance with the provisions of the Measures
       on the Administration of Issuance of Securities
       by Listed Companies, the issue price per H
       Share is the equivalent of RMB 1.00 in Hong
       Kong dollar, which is not less than its par
       value and is therefore in compliance with the
       provisions of the Company Law of the People's
       Republic of China, the actual exchange rate
       for the conversion of RMB to HKD shall be based
       on the median exchange rate as published by
       People's Bank of China on the date of payment

S.2.6  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the total number of A Shares to
       be issued under the non-public issue of A Shares
       is 721,150,000 Shares, the total number of
       H Shares to be issued under the non-public
       issue of H Shares is 721,150,000 Shares

S.2.7  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: adjustment to the number of Shares
       issue and the issue price as specified, the
       number of A Shares and H Shares to be issued
       under the non-public issue will be adjusted
       accordingly based on the issue price adjusted
       for the ex-rights and ex-dividends as specified

S.2.8  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the restriction of selling of
       securities, CSAHC shall not sell the newly
       issued A Shares for a period of 36 months from
       the date of such issue, Nan Lung shall not
       sell the newly issued H shares for a period
       of 12 months from the date of such issue

S.2.9  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the A Shares will be listed and
       traded on The Shanghai Stock Exchange, The
       H Shares will be listed and traded on The Stock
       Exchange of Hong Kong Limited

S2.10  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: all the proceeds to be raised
       under the non-public issue of A Shares, after
       deduction of the issue expenses, will be used
       for the repayment of principals of bank loans
       in the sum of RMB 2,300,000,000, all the proceeds
       to be raised under the non-public issue of
       H Shares, after deduction of the issue expenses,
       will be used for the repayment of principals
       of bank loans in the sum of USD 148,000,000,
       if there is any remaining proceeds after repayment
       of the abovementioned bank loans, the same
       will be used as the working capital of the
       Company

S2.11  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the arrangement for the distribution
       of profits accumulated before the non-public
       issue of Shares, the Company's undistributed
       profits accumulated prior to the non-public
       share issue shall be shared by all the new
       and existing Shareholders of the Company after
       the non-public issue of A and H Shares

S2.12  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: for non-public issue of A Shares
       by China Southern Airlines Company Limited

S2.13  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: this resolution shall be effective
       for a period of 12 months from the date of
       approval at the general meeting and CLS Meetings

S.3    Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       Shareholders at the EGM, the A Shares Subscription
       Agreement and the H Shares Subscription Agreement,
       as specified

S.4    Authorize any Director to make appropriate and            Mgmt          For                            For
       necessary amendments to the relevant provisions
       of the Articles of Association in order to
       reflect the changes in the registered capital
       and shareholding structure of the Company as
       a result of the Subscription and execute all
       such documents and/or do all such matters and
       take all such actions which the Directors may
       deem necessary or expedient and in the interest
       of the Company in respect of the amendments
       to the Articles of Association of the Company
       pursuant to the results of the Subscription
       and the requirements [if any] of the relevant
       PRC authorities [including but not limited
       to all applications, filings and registrations
       with the relevant authorities]




--------------------------------------------------------------------------------------------------------------------------
 CHINA SOUTHERN AIRLINES CO LIMITED                                                          Agenda Number:  701793742
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1503W102
    Meeting Type:  EGM
    Meeting Date:  26-Feb-2009
          Ticker:
            ISIN:  CNE1000002T6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the satisfaction of the conditions of             Mgmt          For                            For
       the non-public issue of A Shares and the non-public
       issue of H Shares by China Southern Airlines
       Company Limited

S.2.1  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: Types of Shares to be issued and
       the par value, domestic listed RMB ordinary
       shares [A Shares] with par value of RMB 1.00
       each, overseas listed foreign shares [H Shares]
       with par value of RMB 1.00 each

S.2.2  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: Issue mechanism and subscription
       method, the A Shares will be issued by way
       of non-public issue to a targeted subscriber
       within 6 months from the date of approval by
       CSRC, the H Shares will be issued by way of
       non-public issue to a targeted subscriber within
       6 months from the date of approval by CSRC,
       the non-public issue of A Shares and H Shares
       will be conducted separately, both non-public
       issued A Shares and non-public issued H Shares
       are to be subscribed in cash

S.2.3  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the targeted subscriber for the
       non-public issue of A Shares is CSAHC, the
       controlling shareholder of the Company, the
       targeted subscriber for the non-public issue
       of H Shares is Nan Lung, a wholly-owned foreign
       subsidiary of CSAHC

S.2.4  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the price determination date of
       the non-public issue of A Shares was the date
       of publishing the announcement of the Board
       resolution in relation to the non-public issue
       of A Shares, which is 11 DEC 2008

S.2.5  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the issue price per A Share is
       RMB 3.16, which is not less than 90% of the
       average trading prices of A Shares for the
       twenty consecutive trading days immediately
       before the price determination date, and is
       therefore in compliance with the provisions
       of the "Measures on the Administration of Issuance
       of Securities by Listed Companies", the issue
       price per H Share is the equivalent of RMB
       1.00 in Hong Kong dollar, which is not less
       than its par value and is therefore in compliance
       with the provisions of the Company Law of the
       People's Republic of China, the actual exchange
       rate for the conversion of RMB to HKD shall
       be based on the median exchange rate as published
       by People's Bank of China on the date of payment

S.2.6  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the total number of A Shares to
       be issued under the non-public issue of A Shares
       is 721,150,000 Shares, the total number of
       H Shares to be issued under the non-public
       issue of H Shares is 721,150,000 Shares

S.2.7  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: adjustment to the number of Shares
       issue and the issue price as specified, the
       number of A Shares and H Shares to be issued
       under the non-public issue will be adjusted
       accordingly based on the issue price adjusted
       for the ex-rights and ex-dividends as specified
       in this resolution

S.2.8  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the restriction of selling of
       securities, CSAHC shall not sell the newly
       issued A Shares for a period of 36 months from
       the date of such issue, Nan Lung shall not
       sell the newly issued H shares for a period
       of 12 months from the date of such issue

S.2.9  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the A Shares will be listed and
       traded on The Shanghai Stock Exchange, The
       H Shares will be listed and traded on The Stock
       Exchange of Hong Kong Limited

S2.10  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: all the proceeds to be raised
       under the non-public issue of A Shares, after
       deduction of the issue expenses, will be used
       for the repayment of principals of bank loans
       in the sum of RMB 2,300,000,000, all the proceeds
       to be raised under the non-public issue of
       H Shares, after deduction of the issue expenses,
       will be used for the repayment of principals
       of bank loans in the sum of USD 148,000,000,
       if there is any remaining proceeds after repayment
       of the abovementioned bank loans, the same
       will be used as the working capital of the
       Company

S2.11  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: the arrangement for the distribution
       of profits accumulated before the non-public
       issue of Shares, the Company's undistributed
       profits accumulated prior to the non-public
       share issue shall be shared by all the new
       and existing Shareholders of the Company after
       the non-public issue of A and H Shares

S2.12  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: for Non-Public Issue of A Shares
       by China Southern Airlines Company Limited

S2.13  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the CLS
       meeting for holders of A Shares and by the
       holders of H Shares at the CLS meeting for
       holders of H Shares, each of the specified
       items under the proposal of the non-public
       issue of A Shares and the non-public issue
       of H Shares: authority expires at 12 months
       from the date of approval at the EGM and Class
       Meetings

S.3    Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the holders of A Shares at the class
       meeting for holders of A Shares and by the
       holders of H Shares at the class meeting for
       holders of H Shares, the A Shares Subscription
       Agreement and the H Shares Subscription Agreement,
       copies of which are tabled at the EGM and marked
       "A" and initialed by the Chairman for identification
       purpose

S.4    Authorize any Director to make appropriate and            Mgmt          For                            For
       necessary amendments to the relevant provisions
       of the Articles of Association in order to
       reflect the changes in the registered capital
       and shareholding structure of the Company as
       a result of the Subscription and execute all
       such documents and/or do all such matters and
       take all such actions which the Directors may
       deem necessary or expedient and in the interest
       of the Company in respect of the amendments
       to the Articles of Association pursuant to
       the results of the Subscription and the requirements
       [if any] of the relevant PRC authorities [including
       but not limited to all applications, filings
       and registrations with the relevant authorities]

S.5    Amend, the Clause 1 of the existing Article               Mgmt          For                            For
       91, Article 96, the first Clause of the existing
       Article 157, added as a new Article in Chapter
       26 of the Articles of Association, the specified
       definition of 'Corporate Communication' be
       added to Chapter 27 of the Articles of Association
       of the Articles of Association and authorize
       any Director to modify the wordings of such
       amendments as appropriate [such amendments
       will not be required to be approved by the
       shareholders of the Company] and execute all
       such documents and/or do all such matters and
       take all such actions which the Directors may
       deem necessary or expedient and in the interest
       of the Company for the purpose of effecting
       the publication or provision of the corporate
       communication to the holders of H Shares through
       the Company's website and fulfilling the requirements
       [if any] of the relevant PRC authorities [including
       but not limited to all applications, filings
       and registrations with the relevant authorities]

S.6    Amend the Article 17, to the procedural rules             Mgmt          For                            For
       of the shareholders' general meeting of the
       Company and authorize any Director to modify
       the wordings of such amendments as appropriate
       [such amendments will not be required to be
       approved by the shareholders of the Company]
       and execute all such documents and/or do all
       such matters and take all such actions which
       the Directors may deem necessary or expedient
       and in the interest of the Company for the
       purpose of effecting the publication or provision
       of the Corporate Communication to the holders
       of H Shares through the Company's website and
       fulfilling the requirements [if any] of the
       relevant PRC authorities [including but not
       limited to all applications, filings and registrations
       with the relevant authorities]

7.     Approve the 'report on the use of funds raised            Mgmt          For                            For
       in previous fund raising exercise' as specified

8.     Approve, the 'feasibility study report on the             Mgmt          For                            For
       funds raised from the non-public issue of A
       Shares of China Southern Airlines Company Limited'
       and the 'feasibility study report on the funds
       raised from the non-public issue of H Shares
       of China Southern Airlines Company Limited'
       as specified

9.     Approve the waiver from making a mandatory general        Mgmt          For                            For
       offer to the Independent Shareholders by CSAHC
       and Nan Lung

10.    Authorize the Board with full power to deal               Mgmt          For                            For
       with all matters relating to the non-public
       issue of A Shares and the non-public issue
       of H Shares

11.    Approve, the Company may send or supply Corporate         Mgmt          For                            For
       Communication to the holders of H Shares in
       relation to whom the specified conditions are
       met by making such Corporate Communication
       available on the Company's own website: i)
       each holder of H Shares has been asked individually
       by the Company to agree that the Company may
       send or supply corporate communication generally,
       or any corporate communication in question,
       to him by means of the Company's own website
       and ii) the Company has not received a response
       indicating objection from the holder of H Shares
       within the period of 28 days beginning with
       the date on which the Company's request was
       sent, the holders of H Shares in relation to
       whom the aforesaid two conditions are met shall
       be taken to have agreed that the Company may
       send or supply Corporate Communication to such
       Shareholders by making such Corporate Communication
       available at the Company's own website, provided
       that a holder of H Shares is not taken to have
       so agreed if the Company's request did not
       state clearly what the effect of a failure
       to respond would be or was sent less than 12
       months after a previous request made to him
       for such purposes in respect of the same class
       of corporate communications




--------------------------------------------------------------------------------------------------------------------------
 CHINA SOUTHN AIRLS LTD                                                                      Agenda Number:  702007938
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1503W102
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  CNE1000002T6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Directors of the Company        Mgmt          For                            For
       for the year 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the year 2008

3.     Approve the audited consolidated financial statements     Mgmt          For                            For
       of the Company for the year 2008

4.     Approve the adjustment to be made to certain              Mgmt          For                            For
       items contained in the financial statements
       of the Company for the year 2008 in accordance
       with the relevant rules and regulations

5.     Approve the profit distribution proposal for              Mgmt          For                            For
       the year 2008: as audited by KPMG Huazhen,
       under the PRC accounting standards, the Company
       recorded a loss of RMB 4,790 Million [unconsolidated
       data, which applies to other data hereinafter]
       during the year 2008, and the accumulated loss
       of the Company amounted to RMB 5,837 Million
       as at 31 DEC 2008, under the provisions of
       the Company Law, the Company shall not make
       appropriations to its reserve fund and distribute
       any dividends for the year 2008

6.     Appoint KPMG Huazhen as the PRC Auditors of               Mgmt          For                            For
       the Company for the year 2009 and KPMG as the
       International Auditors of the Company for the
       year 2009 and authorize the Board to determine
       their remuneration

7.     Appoint Mr. Zhang Zi Fang as an Executive Director        Mgmt          For                            For
       of the 5th Session of the Board of the Company
       with effect from the passing of this resolution
       on the date of the AGM and authorize the Board
       to determine his remuneration

8.     Approve the resignation of Mr. Yang Guang Hua             Mgmt          For                            For
       as a Supervisor of the 5th Session of the Supervisory
       Committee of the Company because of his personal
       job arrangement

9.     Appoint Mr. Li Jia Shi as a Supervisor of the             Mgmt          For                            For
       5th Session of the Supervisory Committee of
       the Company with effect from the passing of
       this resolution on the date of the AGM and
       authorize the Supervisory Committee to determine
       his remuneration

10.    Approve the "Administrative Measures on Directors'        Mgmt          For                            For
       Remuneration of China Southern Airlines Company
       Limited" and "Administrative Measures on Supervisors'
       Remuneration of China Southern Airlines Company
       Limited" as specified

11.    Approve the 2009 annual cap of the continuing             Mgmt          For                            For
       connected transactions [has the meaning ascribed
       thereto under the SSE Listing Rules] entered
       into between the Company and CSAHC and its
       controlled entities as specified

12.    Approve the airline service agreement entered             Mgmt          For                            For
       into between the Company and TravelSky Technology
       Limited, on 7 MAY 2009 the Company entered
       into a service agreement with TravelSky Technology
       Limited ["TravelSky"] pursuant to which TravelSky
       agreed to provide to the Company with aviation
       information technology service and technical
       support and its related business services,
       including: [i] flight control system services;
       [ii] electronic travel distribution system
       services; [iii] airport passenger processing
       system services; and [iv] civil aviation and
       commercial data network services for the period
       commencing from 1 JAN 2009 to 31 DEC 2009,
       the service fee is determined with reference
       to the prescribed prices of Civil Aviation
       Administration of China, depending on the types
       of system through which the transactions are
       processed, the 2009 service fees payable by
       the Company to TravelSky is expected to be
       not more than RMB 400 million

S.13   Approve, the proposed establishment of a cash             Mgmt          For                            For
       dividend policy of the Company pursuant to
       the "Decisions Concerning Certain Amendments
       in Regulations for Distribution of the Cash
       Dividend Made by Listed Companies" [CSRC Decree
       No. [2008] 57] and the proposed amendment to
       the Articles of Association as specified and
       authorize the Board [and its delegates] to
       make further amendments which in their opinion
       may be necessary, desirable and expedient in
       accordance with the mandatory requirements
       of the applicable laws and regulations, and
       as may be required by the Relevant Authorities,
       and to apply for approvals from the Relevant
       Authorities, if necessary

S.14   Approve, the proposed expansion of the scope              Mgmt          For                            For
       of business of the Company by including "insurance
       agency services" and the consequential amendment
       to the Articles of Association as specified;
       and authorize the Board [and its delegates]
       to make further amendments which in their opinion
       may be necessary, desirable and expedient in
       accordance with the mandatory requirements
       of the applicable laws and regulations, and
       as may be required by the Relevant Authorities,
       and to apply for approvals from the Relevant
       Authorities, if necessary




--------------------------------------------------------------------------------------------------------------------------
 CHINA STL CORP                                                                              Agenda Number:  701977576
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15041109
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002002003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    The 2008 business reports                                 Non-Voting    No vote

1.2    The 2008 audited reports reviewed by Supervisors          Non-Voting    No vote

1.3    The issuance status of local convertible bond             Non-Voting    No vote

1.4    The status of 2008 Treasury Stock Buyback                 Non-Voting    No vote

2.1    Ratify the 2008 business and financial reports            Mgmt          For                            For

2.2    Ratify the 2008 earnings distribution proposal            Mgmt          For                            For
       [proposed cash dividend: TWD 1.3/sharers]

2.3    Approve to raise capital by issuing new shares            Mgmt          For                            For
       from earnings [proposed STK dividend: 43shares
       / 1000shares]

2.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

2.5    Approve to revise the procedures of acquisition           Mgmt          For                            For
       or disposal of asset

2.6    Approve the procedures of endorsements and guarantees     Mgmt          For                            For

2.7    Approve to release the Directors from non-competition     Mgmt          For                            For
       duties

2.8    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHINA TELECOM CORP LTD                                                                      Agenda Number:  701666200
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505D102
    Meeting Type:  EGM
    Meeting Date:  05-Sep-2008
          Ticker:
            ISIN:  CNE1000002V2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Re-elect Mr. Wang Xiaochu as a Director of the            Mgmt          For                            For
       Company, approve with effect from 09 SEP 2008
       for a term of 3 years until the AGM of the
       Company for the year 2010 to be held in 2011;
       and authorize any Director of the Company to
       sign on behalf of the Company the Directors
       service contract with Mr. Wang Xiaochu and
       the Board of Directors of the Company to determine
       his remuneration

1..2   Re-elect Mr. Shang Bing as a Director of the              Mgmt          For                            For
       Company, approve with effect from 09 SEP 2008
       for a term of 3 years until the AGM of the
       Company for the year 2010 to be held in 2011;
       and authorize any Director of the Company to
       sign on behalf of the Company the Director's
       service contract with Mr. Shang Bing and the
       Board of Directors of the Company to determine
       his remuneration

1.3    Re-elect Mr. Wu Andi as a Director of the Company,        Mgmt          For                            For
       approve with effect from 09 SEP 2008 for a
       term of 3 years until the AGM of the Company
       for the year 2010 to be held in 2011; authorize
       any Director of the Company to sign on behalf
       of the Company the Director's service contract
       with Mr. Wu Andi and the Board of Directors
       of the Company to determine his remuneration

1.4    Re-elect Mr. Zhang Jiping as a Director of the            Mgmt          For                            For
       Company, with effect from 09 SEP 2008 for a
       term of 3 years until the AGM of the Company
       for the year 2010 to be held in 2011;authorize
       any Director of the Company to sign on behalf
       of the Company the Director's service contract
       with Mr. Zhang Jiping , and the Board of Directors
       of the Company to determine his remuneration

1.5    Re-elect Mr. Zhang Chenshuang as a Director               Mgmt          For                            For
       of the Company, approve with effect from 09
       SEP 2008 for a term of 3 years until the AGM
       of the Company for the year 2010 to be held
       in 2011; authorize any Director of the Company
       to sign on behalf of the Company the Director's
       service contract with Mr. Zhang Chenshuang,
       and the Board of Directors of the Company to
       determine his remuneration

1.6    Re-elect Mr. Yang Xiaowei as a Director of the            Mgmt          For                            For
       Company, approve with effect from 09 SEP 2008
       for a term of 3 years until the AGM of the
       Company for the year 2010 to be held in 2011;
       authorize any Director of the Company to sign
       on behalf of the Company the Director's service
       contract with Mr. Yang Xiaowei, and the Board
       of Directors of the Company to determine his
       remuneration

1.7    Re-elect Mr. Yang Jie as a Director of the Company,       Mgmt          For                            For
       approve with effect from 09 SEP 2008 for a
       term of 3 years until the AGM of the Company
       for the year 2010 to be held in 2011; authorize
       any Director of the Company to sign on behalf
       of the Company the Director's service contract
       with Mr. Yang Jie, and the Board of Directors
       of the Company to determine his remuneration

1.8    Re-elect Mr. Sun Kangmin as a Director of the             Mgmt          For                            For
       Company, approve with effect from 09 SEP 2008
       for a term of 3 years until the AGM of the
       Company for the year 2010 to be held in 2011;
       authorize any Director of the Company to sign
       on behalf of the Company the Director's service
       contract with Mr. Sun Kangmin, and the Board
       of Directors of the Company to determine his
       remuneration

1.9    Re-elect Mr. Li Jinming as a Director of the              Mgmt          For                            For
       Company, approve with effect from 09 SEP 2008
       for a term of 3 years until the AGM of the
       Company for the year 2010 to be held in 2011;
       authorize any Director of the Company to sign
       on behalf of the Company the Director's service
       contract with Mr. Li Jinming, and the Board
       of Directors of the Company to determine his
       remuneration

1.10   Re-elect Mr. Wu Jichuan as an Independent Director        Mgmt          For                            For
       of the Company, approve with effect from 09
       SEP 2008 for a term of 3 years until the AGM
       of the Company for the year 2010 to be held
       in 2011;authorize any Director of the Company
       to sign on behalf of the Company the Director's
       service contract with Mr. Wu Jichuan, and the
       Board of Directors of the Company to determine
       his remuneration

1.11   Re-elect Mr. Qin Xiao as an Independent Director          Mgmt          For                            For
       of the Company, approve with effect from 09
       SEP 2008 for a term of 3 years until the AGM
       of the Company for the year 2010 to be held
       in 2011;authorize any Director of the Company
       to sign on behalf of the Company the Director's
       service contract with Mr. Qin Xiao, and the
       Board of Directors of the Company to determine
       his remuneration

1.12   Re-elect Mr. Tse Hau Yin, Aloysius as an Independent      Mgmt          For                            For
       Director of the Company, approve with effect
       from 09 SEP 2008 for a term of 3 years until
       the AGM of the Company for the year 2010 to
       be held in 2011; authorize any Director of
       the Company to sign on behalf of the Company
       the Director's service contract with Mr. Tse
       Hau Yin, and the Board of Directors of the
       Company to determine his remuneration

1.13   Re-elect Mr. Cha May Lung, Laura as an Independent        Mgmt          For                            For
       Director of the Company, approve with effect
       from 09 SEP 2008 for a term of 3 years until
       the AGM of the Company for the year 2010 to
       be held in 2011; authorize any Director of
       the Company to sign on behalf of the Company
       the Director's service contract with Mr. Cha
       May Lung, and the Board of Directors of the
       Company to determine his remuneration

1.14   Re-elect Mr. Xu Erming as an Independent Director         Mgmt          For                            For
       of the Company, approve with effect from 09
       SEP 2008 for a term of 3 years until the AGM
       of the Company for the year 2010 to be held
       in 2011; authorize any Director of the Company
       to sign on behalf of the Company the Director's
       service contract with Mr. Xu Erming, and the
       Board of Directors of the Company to determine
       his remuneration

2.1    Re-elect Mr. Xiao Jinxue as a Supervisor of               Mgmt          For                            For
       the Company, approve with effect from 09 SEP
       2008 for a term of 3 years until the AGM of
       the Company for the year 2010 to be held in
       2011; authorize any Director of the Company
       to sign on behalf of the Company the Supervisor's
       Service contract with Mr. Xiao Jinxue, and
       the Supervisory Committee of the Company to
       determine his remuneration

2.2    Re-elect Mr. Xu Cailiao as a Supervisor of the            Mgmt          For                            For
       Company, approve with effect from 09 SEP 2008
       for a term of 3 years until the AGM of the
       Company for the year 2010 to be held in 2011;
       authorize any Director of the Company to sign
       on behalf of the Company the Supervisor's Service
       Contract with Mr. Xu Cailiao, and the Supervisory
       Committee of the Company to determine his remuneration

2.3    Re-elect Mr. Han Fang as a Supervisor of the              Mgmt          For                            For
       Company, approve with effect from 09 SEP 2008
       for a term of 3 years until the AGM of the
       Company for the year 2010 to be held in 2011;authorize
       any Director of the Company to sign on behalf
       of the Company the Supervisor's Service Contract
       with Mr. Han Fang, and the Supervisory Committee
       of the Company to determine his remuneration

2.4    Re-elect Mr. Zhu Lihao as a Supervisor of the             Mgmt          For                            For
       Company, approve with effect from 09 SEP 2008
       for a term of 3 years until the AGM of the
       Company for the year 2010 to be held in 2011;
       authorize any Director of the Company to sign
       on behalf of the Company the supervisor's service
       contract with Mr. Zhu Lihao, and the Supervisory
       Committee of the Company to determine his remuneration

S.3.1  Approve, the granting of a general mandate to             Mgmt          For                            For
       the Board of Directors of the Company to issue
       debentures denominated in local or foreign
       currencies, in one or more tranches, including,
       but not limited to, short-term commercial paper,
       Company bonds, Corporate debts, convertible
       bonds, asset securitization products and asset-backed
       notes, from the date of this meeting until
       the date on which the AGM of the Company for
       the year 2008 is held, with a maximum outstanding
       repayment amount of up to RMB 80 billion [the
       General Mandate]; and when the resolutions
       relating to the General Mandate become effective,
       they will replace the resolutions passed by
       the shareholders at the AGM of the Company
       for the year 2007 held on 30 MAY 2008 relating
       to the approval of the Company's issue of debentures
       with an aggregate principal amount of up to
       RMB 60 billion [Previous Resolutions], but
       the steps taken and Board Resolutions passed
       in connection with the Previous Resolutions
       will continue to be effective

S.3.2  Authorize the Board of Directors of the Company           Mgmt          For                            For
       or any two or more Directors of the Company
       duly authorized by the Board of Directors,
       taking into account the specific needs of the
       Company and market conditions: [a] determine
       the specific terms and conditions of, and other
       matters relating to, the issue of debentures
       under the General Mandate [including, but not
       limited to, the determination of the type,
       aggregate principal amount, interest rate,
       term, rating, security, any repurchase or redemption
       provisions, any placing arrangements, any option
       to adjust the nominal interest rate and use
       of proceeds], secure approvals, engage professional
       advisors, disseminate relevant application
       documents to the regulatory authorities, obtain
       approvals from the regulatory authorities,
       execute all requisite legal documentation relating
       to the issue as requested by the regulatory
       authorities and make relevant disclosure; [b]
       do all such acts which are necessary and incidental
       to the issue of debentures under the General
       Mandate [including, but not limited to, the
       securing of approvals, the determination of
       underwriting arrangements, preparation and
       dissemination of relevant application documents
       to the regulatory authorities, and the securing
       of approvals from the regulatory authorities];
       [c] approve and ratify, to take all such steps
       which are necessary for the purposes of executing
       the issue of debentures under the General Mandate
       [including, but not limited to, the execution
       of all requisite documentation and the disclosure
       of relevant information in accordance with
       applicable Laws], and to the extent that any
       of the aforementioned acts and steps that have
       already been undertaken by the Board of Directors
       of the Company or the duly authorized directors
       in connection with the issue of debentures
       under the General Mandate

S.4.1  Approve, the Company's issue of company bonds             Mgmt          For                            For
       with an aggregate principal amount of up to
       RMB 50 billion in the People's Republic of
       China in one or more tranches: [a] Size of
       issue: Up to RMB 50 billion; [b] Placing to
       existing shareholders: the Company bonds will
       not be issued to existing shareholders on a
       preferred basis by way of placing;[c] term:
       the Company bonds will have a term does not
       exceed 10 years and may have the same term
       or different terms, which will be determined
       in accordance with the market conditions and
       the Company's capital requirements; [d] use
       of proceeds: the Company bonds issued will
       be for the purpose of supplementing the general
       working capital of the Company; [e] Effective
       period of the resolutions relating to the issue
       of the Company Bonds: from the date on which
       the resolutions relating to the issue of the
       Company Bonds are passed to the date on which
       the AGM of the Company for the year 2008 is
       held

S.4.2  Authorize the Board of Directors of the Company           Mgmt          For                            For
       [the Board] or any two or more Directors of
       the Company duly authorized by the Board of
       Directors [the Directors: [a] determine the
       type, specific terms and conditions of, and
       other matters relating to, the issue [including,
       but not limited to, the determination of the
       type, aggregate principal amount, interest
       rate, term, rating, security, whether there
       will be repurchase or redemption provisions,
       whether there will be an option to adjust the
       nominal interest rate and specific arrangements
       relating to the use of proceeds within the
       scope approved by the shareholders in this
       meeting]; [b] do all such acts which are necessary
       and incidental to the issue [including, but
       not limited to, the securing of approvals,
       engaging professional advisors, the determination
       of underwriting arrangements, preparation and
       dissemination of relevant application documents
       to the regulatory authorities, and the securing
       of approvals from the regulatory authorities];
       [c] approve and ratify to take all such steps
       which are necessary for the purposes of executing
       the issue [including, but not limited to, the
       execution of all requisite documentation and
       the disclosure of relevant information in accordance
       with applicable laws], and to the extent that
       any of the acts and steps that have already
       been undertaken by the Board or the Directors
       in connection with the issue, [d] if there
       are changes in the regulatory policies or market
       conditions, adjust the specific relating to
       the issue and related matters in accordance
       with the opinion of the regulatory authorities;
       [e] after completion of the issue, determine
       and approve matters relating to the listing
       of the relevant Company Bonds




--------------------------------------------------------------------------------------------------------------------------
 CHINA TELECOM CORP LTD                                                                      Agenda Number:  701673142
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505D102
    Meeting Type:  EGM
    Meeting Date:  16-Sep-2008
          Ticker:
            ISIN:  CNE1000002V2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Telecom CDMA Lease as specified               Mgmt          For                            For
       the continuing connected transactions contemplated
       under Telecom CDMA Lease and the annual caps
       and authorized the Directors of the Company,
       to do all such further Acts and things and
       execute such further documents and take all
       such steps which in their opinion as may be
       necessary, desirable or expedient to implement
       and/or give effect to the terms of such continuing
       connected transactions

2.     Approve the Interconnection Settlement Supplemental       Mgmt          For                            For
       Agreement as specified, the continuing connected
       transactions contemplated under and the annual
       Interconnection Settlement Supplemental Agreement
       and for which no annual caps have been proposed
       and authorize the Director of the Company,
       to do all such further Acts and things and
       execute such further documents and take all
       such steps which in their opinion as may be
       necessary, desirable or expedient to implement
       and/or give effect to the terms of such continuing
       connected transactions

3.     Approve the Engineering Framework Supplemental            Mgmt          For                            For
       Agreement as specified, the continuing connected
       transactions contemplated under and the annual
       Engineering Framework Supplemental Agreement,
       together with proposesd annual caps and authorize
       the Director of the Company, to do all such
       further Acts and things and execute such further
       documents and take all such steps which in
       their opinion as may be necessary, desirable
       or expedient to implement and/or give effect
       to the terms of such continuing connected transactions

4.     Approve the Ancillary Telecommunications Services         Mgmt          For                            For
       Framework Supplemental Agreement as specified,
       the continuing connected transactions contemplated
       under the Ancillary Telecommunications Services
       Framework Supplemental Agreementand [as amended
       by the Ancillary Telecommunications Services
       Framework Supplemental Agreement] together
       with the revised annaul cap nad proposed annual
       cap and authorize the Director of the Company
       to do all such further Acts and things and
       execute such further documents and take all
       such steps which in their opinion as may be
       necessary, desirable or expedient to implement
       and/or give effect to such continuing connected
       transactions

S.5    Authorize the Director of the Company, subject            Mgmt          For                            For
       to the passing of Resolution 1 to make such
       amendments to the Articles of Association of
       the Company [the Articles of Association] which
       in his opinion may be necessary to reflect
       the business scope of the Company as specified
       in the Telecommunications Business Permit to
       be issued by the Ministry of Industry and Information
       Technology of the PRC [the details of the amendments
       shall be Governed by the relevant content in
       the Telecommunications Business Permit to be
       issued by the Ministry of Industry and Information
       Technology of the PRC], and to take all actions
       which in their opinion are necessary or desirable
       to complete the procedures for the approval
       and/or registration or filing of the aforementioned
       amendment of the Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 CHINA TELECOM CORP LTD                                                                      Agenda Number:  701802630
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505D102
    Meeting Type:  EGM
    Meeting Date:  12-Mar-2009
          Ticker:
            ISIN:  CNE1000002V2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOUR' OR 'AGAINST' FOR BELOW RESOLUTION.
       THANK YOU.

S.1    Amend the Article 13 of the Articles of Association       Mgmt          For                            For
       of the Company [the Articles of Association]
       as specified and authorize any Director of
       the Company to take all actions which in their
       opinion are necessary or desirable to complete
       the procedures for the approval and/or registration
       or filing of the aforementioned amendment to
       the Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 CHINA TELECOM CORP LTD                                                                      Agenda Number:  701902149
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505D102
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  CNE1000002V2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the consolidated financial statements             Mgmt          For                            For
       of the Company, the report of the Board of
       Directors, the report of the Supervisory Committee
       and the report of the International Auditor
       for the YE 31 DEC 2008 and authorize the Board
       of Directors [the Board] to prepare the budget
       of the Company for year 2008

2.     Approve the profit distribution and the declaration       Mgmt          For                            For
       and payment of a final dividend for the YE
       31 DEC 2008

3.     Re-appoint KPMG and KPMG Huazhen as the International     Mgmt          For                            For
       Auditor and Domestic Auditor of the Company
       respectively for the year ending 31 DEC 2009
       and authorize the Board to fix the remuneration
       of the Auditors

S.4.1  Authorize the Board of Directors of the Company           Mgmt          For                            For
       to issue debentures denominated in local or
       foreign currencies, in 1 or more tranches,
       including, but not limited to, short-term commercial
       paper, medium term note, company bonds, corporate
       debts, convertible bonds, asset securitization
       products and asset-backed notes, from the date
       of this meeting until the date on which the
       AGM of the Company for the year 2009 is held,
       with a maximum outstanding repayment amount
       RMB 90 billion

S.4.2  Authorize the Board of Directors of the Company           Mgmt          For                            For
       or any 2 or more Directors of the Company duly
       authorized by the Board of Directors, taking
       into account the specific needs of the Company
       and other market conditions, to determine the
       specific terms, conditions of, and other matters
       relating to, the issue of debentures, including,
       but not limited to, the determination of the
       type, amount, interest rate, rating, security,
       any repurchase or redemption provisions, any
       placing arrangements, any option to adjust
       the nominal interest rate and use of proceeds,
       secure approvals, engage professional advisors,
       disseminate relevant application documents
       to the regulatory authorities, obtain approvals
       from the regulatory authorities, execute all
       requisite legal documentation relating to the
       issue as requested by the regulatory authorities
       and make relevant disclosure; do all such acts
       which are necessary and incidental to the issue
       of debentures [including, but not limited to,
       the securing of approvals, the determination
       of underwriting arrangements, preparation and
       dissemination of relevant application documents
       to the regulatory authorities, and the securing
       of approvals from the regulatory authorities];
       and take all such steps which are necessary
       for the purposes of executing the issue of
       debentures [including, but not limited to,
       the execution of all requisite documentation
       and the disclosure of relevant information
       in accordance with applicable laws], and approve
       to the extent that any of the aforementioned
       acts and steps that have already been undertaken
       by the Board of Directors or the duly authorized
       Directors in connection with the issue of debentures

S.5.1  Approve the Company's issue of debentures denominated     Mgmt          For                            For
       in local or foreign currencies with an aggregate
       amount of RMB 90 billion, within which the
       issue of Company bonds in the PRC in one or
       more tranches not exceeding RMB 30 billion
       with: a) size of issue: up to RMB 30 billion;
       b) placing to existing shareholders: the Company
       debentures will not be issued to existing shareholders
       on a preferred basis by way of placing; c)
       term: the Company debentures will have a term
       not exceeding 10 years and may have the same
       term or different terms, which will be determined
       in accordance with the market conditions and
       the Company's capital requirements; d) use
       of proceeds: the Company bonds issued will
       be for the purpose of supplementing the general
       working capital of the Company; e) effective
       period: from the date on which the resolutions
       passed to the date on which the AGM of the
       Company for the year 2009 is held

S.5.2  Authorize the Board of Directors of the Company           Mgmt          For                            For
       [the Board] or any 2 or more Directors of the
       Company [the Directors] to: a) determine the
       type, specific terms and conditions of, and
       other matters relating to, the issue [including,
       but not limited to, the determination of the
       type, amount, interest rate, term, rating,
       security, whether there will be repurchase
       or redemption provisions, whether there will
       be an option to adjust the nominal interest
       rate and specific arrangements relating to
       the use of proceeds within the scope approved
       by the shareholders in this meeting]; b) do
       all such acts which are necessary and incidental
       to the issue [including, but not limited to,
       the securing of approvals, engaging professional
       advisors, the determination of underwriting
       arrangements, preparation and dissemination
       of relevant application documents to the regulatory
       authorities, and the securing of approvals
       from the regulatory authorities]; c) to take
       all such steps which are necessary for the
       purposes of executing the issue [including,
       but not limited to, the execution of all requisite
       documentation and the disclosure of relevant
       information in accordance with applicable laws],
       and approve to the extent that any of the above
       acts and steps that have already been undertaken
       by the Board or the Directors in connection
       with the issue; d) if there are changes in
       the regulatory policies or market conditions,
       adjust the specific proposal relating to the
       issue and related matters in accordance with
       the opinion of the regulatory authorities;
       and e) after completion of the issue, determine
       and approve matters relating to the listing
       of the relevant Company bonds

S.6    Authorize the Company, to allot, issue and deal           Mgmt          Against                        Against
       with additional shares of the Company and to
       make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       the aggregate of 20% of the Company's existing
       domestic shares and H shares [as the case may
       be] in issue at the date of passing of this
       special resolution otherwise than pursuant
       to: i) a rights issue; or ii) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend on shares in accordance with the Articles
       of Association of the Company; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the 12
       month period following the passing of these
       special resolution]

S.7    Authorize the Board to increase the registered            Mgmt          Against                        Against
       capital of the Company to reflect the issue
       of shares in the Company authorized under Special
       Resolution 6, and to make such appropriate
       and necessary amendments to the Article of
       Association of the Company as they think fit
       to reflect such increases in the registered
       capital of the Company and to take any other
       action and complete any formality required
       to effect such increase of the registered capital
       of the Company

       Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CHINA TRAVEL INTERNATIONAL INVESTMENT HONG KONG LTD                                         Agenda Number:  701921884
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1507D100
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  HK0308001558
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive the audited financial statements and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       for the YE 31 DEC 2008

2.     Declare a final dividend                                  Mgmt          For                            For

3.A    Re-elect Mr. Zheng Heshui as a Director                   Mgmt          For                            For

3.B    Re-elect Mr. Jiang Yan as a Director                      Mgmt          For                            For

3.C    Re-elect Mr. Mao Jianjun as a Director                    Mgmt          For                            For

3.D    Re-elect Mr. Fong Yun Wah as a Director                   Mgmt          For                            For

3.E    Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' fees

4.     Re-appoint Ernst & Young as the Auditors of               Mgmt          For                            For
       the Company and authorize the Board of Directors
       to fix their remuneration

5.     Authorize the Directors of the Company [Directors],       Mgmt          For                            For
       subject to this Resolution, to repurchase shares
       of the Company during the relevant period,
       of HKD 0.10 each in the capital of the Company
       [shares]; the aggregate nominal amount of the
       shares which may be repurchased on The Stock
       Exchange of Hong Kong Limited [Stock Exchange]
       or any other Stock Exchange recognized by the
       Securities and Futures Commission of the Hong
       Kong [SFC] and the Stock Exchange under the
       Hong Kong Code on share repurchases [Repurchase
       Code] pursuant to the approval, shall not exceeding
       10% of the aggregate nominal amount of the
       issued share capital of the Company and the
       said approval shall be limited accordingly;
       [Authority expires the earlier of the conclusion
       of the AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company by the Articles of Association
       of the Company or by the Laws of Hong Kong
       to be held]

6.     Authorize the Directors of the Company subject            Mgmt          For                            For
       to this Resolution, to allot, issue and deal
       with additional shares and make or grant offers,
       agreements, options and warrants which might
       require the exercise of such power during and
       after the relevant period, the aggregate nominal
       amount of the issued share capital allotted
       or dealt with [whether pursuant to an option,
       warrant or otherwise] pursuant to the approval
       in this Resolution, otherwise than pursuant
       to i) a rights issue [as specified]; ii) any
       option scheme or any similar arrangement for
       the time being adopted for the grant or issue
       to officers and/or employees of the Company
       and/or any of its subsidiaries of shares or
       rights to acquire shares of the Company; iii)
       the exercise of rights of subscription or conversion
       under the terms of any warrants issued by the
       Company or any securities which are convertible
       into shares of the Company; iv) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend on shares of the Company in accordance
       with the Articles of Association of the Company;
       shall not exceed 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of passing this resolution;
       [Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is to be held by
       the Articles of Association or by the Laws
       of Hong Kong to be held]

7.     Approve, subject to the passing of Ordinary               Mgmt          For                            For
       Resolutions 5 and 6, the general mandate granted
       to the Directors to exercise the powers of
       the Company to allot, issue and deal with additional
       Shares pursuant to the Ordinary Resolution
       number 6 convening this meeting, by the addition
       thereto of an amount representing the aggregate
       nominal amount of Shares repurchased by the
       Company under the authority granted pursuant
       to the Resolution 5, provided that such extended
       amount shall not exceed 10% of the aggregate
       nominal amount of the issued share capital
       of the Company as at the date of passing the
       Resolution 5




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM (HONG KONG) LTD                                                                Agenda Number:  701790481
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1519S111
    Meeting Type:  EGM
    Meeting Date:  14-Jan-2009
          Ticker:
            ISIN:  HK0000049939
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE "IN FAVOR" OR "AGAINST" FOR RESOLUTION
       1. THANK YOU.

1.     Approve and ratify, the transfer agreement dated          Mgmt          For                            For
       16 DEC 2008 [the Transfer Agreement] entered
       into between China United Network Communications
       Corporation Limited [Unicom China] and China
       United Telecommunications Corporation Limited
       [Unicom A Share Company] relating to the transfer
       of all of the rights and obligations of Unicom
       A Share Company under the Acquisition Agreement
       [as specified to the shareholders of the Company
       dated 22 DEC 2008, of which this Notice forms
       part] to Unicom China; authorize the Directors
       of the Company, acting together, individually
       or by Committee, to execute all such documents
       and/or to do all such acts on behalf of the
       Company as they may consider necessary, desirable
       or expedient for the purpose of, or in connection
       with, the implementation and completion of
       the Transfer Agreement and the transactions
       contemplated therein




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM HONG KONG LTD                                                                  Agenda Number:  701903773
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1519S111
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  HK0000049939
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive the financial statements and the reports          Mgmt          For                            For
       of the Directors and the Independent Auditor
       for the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.A1   Re-elect Mr. Chang Xiaobing as a Director                 Mgmt          For                            For

3.A2   Re-elect Mr. Lu Yimin as a Director                       Mgmt          For                            For

3.A3   Re-elect Mr. Zuo Xunsheng as a Director                   Mgmt          For                            For

3.A4   Re-elect Mr. Cesareo Alierta Izuel as a Director          Mgmt          For                            For

3.A5   Re-elect Mr. Jung Man Won as a Director                   Mgmt          For                            For

3.A6   Re-elect Mr. Wong Wai Ming as a Director                  Mgmt          For                            For

3.A7   Re-elect Mr. John Lawson Thornton as a Director           Mgmt          For                            For

3.A8   Re-elect Mr. Timpson Chung Shui Ming as a Director        Mgmt          For                            For

3.B    Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors for the YE 31
       DEC 2009

4.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors and authorize the Board of Directors
       to fix their remuneration for the YE 31 DEC
       2009

5.     Authorize the Directors of the Company, to purchase       Mgmt          For                            For
       shares of HKD 0.10 each in the capital of the
       Company including any form of depositary receipts
       representing the right to receive such shares
       ["Shares"] on The Stock Exchange of Hong Kong
       Limited [the "Stock Exchange"] or any other
       stock exchange recognized for this purpose
       by the Securities and Futures Commission of
       Hong Kong and the Stock Exchange in accordance
       with all applicable laws including the Code
       on Share Repurchases and the Rules Governing
       the Listing of Securities on the Stock Exchange
       as amended from time to time during the relevant
       period; the aggregate nominal amount of Shares
       which may be purchased or agreed conditionally
       or unconditionally to be purchased by the Directors
       pursuant to the approval in this resolution
       above shall not exceed 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       Resolution; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       to be held]

6.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional Shares and to
       make or grant offers, agreements and options
       during and after the end of the relevant period
       the aggregate nominal amount of share capital
       allotted, issued and dealt with or agreed conditionally
       or unconditionally to be allotted, issued and
       dealt with [whether pursuant to an option or
       otherwise] by the Directors pursuant to the
       approval in this resolution, otherwise than
       pursuant to [i] a rights issue [as specified],
       [ii] the exercise of options granted under
       any share option scheme adopted by the Company
       or [iii] any scrip dividend or similar arrangement
       providing for the allotment of Shares in lieu
       of the whole or part of a dividend on Shares
       in accordance with the Articles of Association,
       shall not exceed the aggregate of [aa] 20%
       of the aggregate nominal amount of the share
       capital of the Company in issue at the date
       of passing this Resolution, plus [bb] [if the
       Directors are so authorized by a separate ordinary
       resolution of the shareholders of the Company]
       the aggregate nominal amount of share capital
       of the Company repurchased by the Company subsequent
       to the passing of this Resolution [up to a
       maximum amount equivalent to 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       Resolution]; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       to be held]

7.     Authorize the Directors of the Company, referred          Mgmt          For                            For
       to in Resolution 6 in respect of the share
       capital of the Company referred to in Resolution
       6 as specified

8.     Approve and ratify the amendments to the rules            Mgmt          For                            For
       of the Share Option Scheme, the Pre-Global
       Offering Share Option Scheme and the Special
       Purpose Unicom Share Option Scheme of the Company
       [the "Share Option Schemes"] as specified,
       subject to such modifications of those amendments
       to the rules of the Share Option Schemes as
       the Directors of the Company may consider necessary
       to take into account the requirements of the
       Stock Exchange and authorize the Directors
       of the Company to adopt the amendments to the
       rules of the Share Option Schemes and do all
       acts and things necessary to carry such amendments
       and modifications [if any] into effect

9.     Approve and ratify the amendments to certain              Mgmt          For                            For
       terms of options granted under the Share Option
       Schemes as specified, subject to such modifications
       of those amendments to the terms of options
       granted under the Share Option Schemes as the
       Directors of the Company may consider necessary
       to take into account the requirements of the
       Stock Exchange and authorize the Directors
       of the Company to adopt the amendments to the
       terms of options granted under the Share Option
       Schemes and do all acts and things necessary
       to carry such amendments and modifications
       [if any] into effect




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  701674459
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  EGM
    Meeting Date:  16-Sep-2008
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the agreement dated 27 JUL             Mgmt          For                            For
       2008 [the CDMA Business Disposal Agreement]
       entered into between the Company, China Unicom
       Corporation Limited [CUCL] and China Telecom
       Corporation Limited [Telecom] relating to the
       CDMA Business Disposal [as defined in the circular
       to the shareholders of the Company dated 01
       AUG 2008 [the Circular], of which this Notice
       forms part], a copy of which has been produced
       to this Meeting marked A and signed by the
       Chairman of this Meeting for identification
       purposes and authorize the Directors of the
       Company, acting together, individually or by
       committee, to execute all such documents and/or
       to do all such acts on behalf of the Company
       as they may consider necessary, desirable or
       expedient for the purpose of, or in connection
       with, the implementation and completion of
       the CDMA Business Disposal Agreement and the
       transactions contemplated therein

2.     Approve and ratify the transfer agreement dated           Mgmt          For                            For
       27 JUL 2008 [the Transfer Agreement] entered
       into between China United Telecommunications
       Corporation Limited [Unicom A Share Company]
       and CUCL relating to the transfer of the rights
       and obligations of Unicom A Share Company under
       the Option Waiver and Lease Termination Agreement
       [as defined in the Circular] to CUCL, a copy
       of each of the Option Waiver and Lease Termination
       Agreement and the Transfer Agreement have been
       produced to this Meeting marked B and C, respectively,
       and signed by the Chairman of this Meeting
       for identification purposes, and authorize
       the Directors of the Company, acting together,
       individually or by committee, to execute all
       such documents and/or to do all such acts on
       behalf of the Company as they may consider
       necessary, desirable or expedient for the purpose
       of, or in connection with, the implementation
       and completion of the Transfer Agreement and
       the transactions contemplated therein

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  701682521
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  EGM
    Meeting Date:  16-Sep-2008
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.A    Amend the Articles of Association of the Company          Mgmt          For                            For
       by adding a new Article 13A immediately after
       Article 13 as specified; and authorize the
       Directors of the Company, acting together,
       individually or by committee, or the company
       secretary of the Company to execute all such
       documents and/or to do all such acts on behalf
       of the Company which, in his/her/its opinion,
       may be necessary, appropriate, desirable or
       expedient to implement and/or give effect to
       the amendment as specified in this resolution

B.     Approve, the acquisition of the entire issued             Mgmt          For                            For
       share capital of China Netcom Group Corporation
       [Hong Kong] Limited [Netcom], including the
       Netcom shares underlying the American Depositary
       Shares issued by Citibank, N.A., each of which
       represents the ownership of 20 Netcom shares,
       to be effected by way of a scheme of arrangement
       under Section 166 of the Companies Ordinance,
       Chapter 32 of the Laws of Hong Kong, on and
       subject to the terms and conditions set out
       in the scheme of arrangement [the Scheme],
       as specified, with any modification thereof
       or addition thereto or condition approved or
       imposed by the High Court of the Hong Kong
       Special Administrative Region, and on and subject
       to the terms and conditions set out in the
       circular to the shareholders of the Company
       dated 15 AUG 2008 [the Circular]; [ii] conditional
       upon the Scheme becoming effective in accordance
       with its terms, the proposal by the Company
       to the holders of the outstanding options granted
       by Netcom [the Netcom Options] pursuant to
       the share option scheme adopted by Netcom on
       30 SEP 2004, as amended from time to time,
       for the cancellation of their outstanding Netcom
       Options in consideration of the grant by the
       Company of new options pursuant to the Special
       Purpose Unicom Share Option Scheme [as specified];
       [iii] conditional upon the Scheme becoming
       effective in accordance with its terms, the
       allotment and issue of up to 10,292,150,457
       new shares of the Company to those persons
       so entitled pursuant to the Scheme; [iv] conditional
       upon the Scheme becoming effective and The
       Stock Exchange of Hong Kong Limited granting
       approval for the listing of, and permission
       to deal in, the shares of the Company to be
       issued upon the exercise of options granted
       under the Special Purpose Unicom Share Option
       Scheme [as specified], the adoption of a new
       share option scheme of the Company [the Special
       Purpose Unicom Share Option Scheme], the rules
       of which are contained in the document which
       has been produced to this Meeting marked II
       and for the purposes of identification signed
       by the Chairman of this Meeting; and (v) authorize
       the Directors of the Company, acting together,
       individually or by committee, to execute all
       such documents and/or to do all such acts,
       which, in the opinion of the directors of the
       Company, may be necessary, appropriate, desirable
       or expedient to implement and/or give effect
       to the transactions set out in this resolution
       and to agree to any variation, amendment, supplement
       or waiver of the matters relating thereto as
       are, in the opinion of the Directors of the
       Company, in the interests of the Company, to
       the extent such variation, amendment, supplement
       or waiver does not constitute a material change
       to the material terms of the transactions set
       out in this resolution

C.     Approve, that subject to the passing of Resolution        Mgmt          For                            For
       B and conditional upon the Scheme becoming
       effective in accordance with its terms, [i]
       the Framework Agreement for Engineering and
       Information Technology Services dated 12 AUG
       2008 [as specified]; [ii] the continuing connected
       transactions contemplated under the Engineering
       and Information Technology Services Agreement
       2008-2010 and the Framework Agreement for Engineering
       and Information Technology Services, as specified
       headed New Continuing Connected Transactions
       in the section headed Letter from the Board
       in the Circular, together with the relevant
       annual caps; and (iii) authorize the Directors
       of the Company, acting together, individually
       or by committee to execute all such documents
       and/or to do all such acts on behalf of the
       Company which, in the opinion of the Directors
       of the Company, may be necessary, appropriate,
       desirable or expedient to implement and/or
       give effect to the Framework Agreement for
       Engineering and Information Technology Services
       and the continuing connected transactions set
       out in this resolution

D.     Approve, that subject to the passing of Resolution        Mgmt          For                            For
       B and conditional upon the Scheme becoming
       effective in accordance with its terms, the
       continuing connected transactions contemplated
       under the Domestic Interconnection Settlement
       Agreement 2008-2010, as specified headed New
       Continuing Connected Transactions in the section
       headed Letter from the Board in the Circular,
       and for which continuing connected transactions
       no annual caps have been proposed; and authorize
       the Directors of the Company, acting together,
       individually or by committee to execute all
       such documents and/or to do all such acts on
       behalf of the Company which, in the opinion
       of the Directors of the Company, may be necessary,
       appropriate, desirable or expedient to implement
       and/or give effect to the continuing connected
       transactions set out in this resolution

E.     Approve, that subject to the passing of Resolution        Mgmt          For                            For
       B and conditional upon the Scheme becoming
       effective in accordance with its terms, the
       continuing connected transactions contemplated
       under the International Long Distance Voice
       Services Settlement Agreement 2008-2010 as
       specified headed New Continuing Connected Transactions
       in the section headed Letter from the Board
       in the Circular, and for which continuing connected
       transactions no annual caps have been proposed;
       and authorize the Directors of the Company,
       acting together, individually or by committee
       to execute all such documents and/or to do
       all such acts on behalf of the Company which,
       in the opinion of the Directors of the Company,
       may be necessary, appropriate, desirable or
       expedient to implement and/or give effect to
       the continuing connected transactions set out
       in this resolution

F.     Approve, that subject to the passing of Resolution        Mgmt          For                            For
       B and conditional upon the Scheme becoming
       effective in accordance with its terms, [i]
       the Framework Agreement for Interconnection
       Settlement dated 12 AUG 2008 [as specified];
       [ii] the continuing connected transactions
       contemplated under the Framework Agreement
       for Interconnection Settlement as specified
       headed New Continuing Connected Transactions
       in the section headed Letter from the Board
       in the Circular, and for which continuing connected
       transactions no annual caps have been proposed;
       and (iii) authorize the Directors of the Company,
       acting together, individually or by committee
       to execute all such documents and/or to do
       all such acts on behalf of the Company which,
       in the opinion of the Directors of the Company,
       may be necessary, appropriate, desirable or
       expedient to implement and/or give effect to
       the Framework Agreement for Interconnection
       Settlement and the continuing connected transactions
       set out in this resolution

G.     Approve, that subject to the passing of Resolution        Mgmt          For                            For
       B and conditional upon the Scheme becoming
       effective in accordance with its terms, [i]
       the transfer agreement between China United
       Telecommunications Corporation Limited, the
       Company and China Netcom [Group] Company Limited
       dated 12 AUG2008 [as specified]; (ii) the continuing
       connected transactions relating to the supply
       of telephone cards, interconnection arrangements,
       provision of international telecommunications
       network gateway, provision of operator-based
       value-added services, provision of value-added
       telecommunications services, provision of 10010/10011
       customer services and provision of agency services,
       as specified headed New Continuing Connected
       Transactions in the section headed Letter from
       the Board in the Circular, and for which continuing
       connected transactions no annual caps have
       been proposed; and (iii) authorize the Directors
       of the Company, acting together, individually
       or by committee to execute all such documents
       and/or to do all such acts on behalf of the
       Company, which, in the opinion of the Directors
       of the Company, may be necessary, appropriate,
       desirable or expedient to implement and/or
       give effect to the transfer agreement and the
       continuing connected transactions set out in
       this resolution

S.H    Approve, that subject to the passing of Resolution        Mgmt          For                            For
       B and conditional upon the Scheme becoming
       effective in accordance with its terms, the
       name of the Company be changed from China Unicom
       Limited to China Unicom [Hong Kong] Limited
       with effect from the date on which the Scheme
       becomes effective; and authorize the Directors
       of the Company, acting together, individually
       or by committee, or the company secretary of
       the Company to execute all such documents and/or
       to do all such acts on behalf of the Company
       which, in his/her/its opinion, may be necessary,
       appropriate, desirable or expedient to implement
       and/or give effect to the change of the Company
       s name set out in this resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINA VANKE CO LTD                                                                          Agenda Number:  701839182
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y77421108
    Meeting Type:  AGM
    Meeting Date:  10-Apr-2009
          Ticker:
            ISIN:  CNE0000008Q1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the 2008 working report of the Board              Mgmt          For                            For
       of Directors

2.     Receive the 2008 working report of the Independent        Mgmt          For                            For
       Directors

3.     Receive the 2008 working report of the Supervisory        Mgmt          For                            For
       Committee

4.     Receive the 2008 annual report and its abstract           Mgmt          For                            For
       and audited financial report

5.     Approve the 2008 profit distribution plan: cash           Mgmt          For                            For
       dividend/10 shares [tax included]: CNY 0.50,
       the bonus issue from profit [share/10 shares]:
       None, the bonus issue from capital reserve
       [share/10 shares]: None

6.     Appoint the Company's audit firm for 2009                 Mgmt          For                            For

7.     Amend the Company's Articles of Association               Mgmt          For                            For

8.     Receive the report of the participation in post-disaster  Mgmt          For                            For
       reconstruction in Sichuan




--------------------------------------------------------------------------------------------------------------------------
 CHINA YURUN FOOD GROUP LTD                                                                  Agenda Number:  701928383
--------------------------------------------------------------------------------------------------------------------------
        Security:  G21159101
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  BMG211591018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" ALL RESOLUTIONS.
       THANK YOU.

1.     Receive the audited financial statements and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       of the Company for the YE 31 DEC 2008

2.     Approve the payment of final dividend recommended         Mgmt          For                            For
       by the Board of Directors for the YE 31 DEC
       2008

3.     Re-elect Mr. Zhu Yicai as an Executive Director           Mgmt          For                            For

4.     Re-elect Mr. Feng Kuande as an Executive Director         Mgmt          For                            For

5.     Re-elect Mr. Gao Hui as an Independent Non-Executive      Mgmt          For                            For
       Director

6.     Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' remuneration

7.     Re-appoint KPMG as the Auditors and authorize             Mgmt          For                            For
       the Board of Directors to fix their remuneration

8.     Authorize the Directors of the Company [the               Mgmt          For                            For
       Directors], to repurchase issued shares in
       the capital of the Company on The Stock Exchange
       of Hong Kong Limited [the Stock Exchange] or
       any other stock exchange on which the shares
       of the Company may be listed and recognized
       by the Securities and Futures Commission of
       Hong Kong and the Stock Exchange, subject to
       and in accordance with all applicable laws
       and/or the requirements of the Rules Governing
       the Listing of Securities on the Stock Exchange
       or other stock exchange during the relevant
       period, the said approval being in addition
       to any other authorization given to the Directors,
       not exceeding 10% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of passing of this resolution;
       [Authority expires the earlier at the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by any applicable laws
       or the Company's Bye-Laws to be held]

9.     Authorize the Directors, subject to the consent           Mgmt          For                            For
       of the Bermuda Monetary Authority, where applicable,
       to allot, issue and deal with unissued shares
       in the share capital of the Company and to
       make or grant offers, agreements and options
       [including warrants, bonds and debentures convertible
       into shares of the Company] which might require
       the exercise of such powers during and after
       the relevant period, not exceeding 20% of the
       aggregate nominal amount of the share capital
       of the Company in issue at the date of passing
       of this resolution, otherwise than pursuant
       to: i) a rights issue; or ii) the exercise
       of rights of subscription or conversion under
       the terms of any warrants or other securities
       which may be issued by the Company carrying
       a right to subscribe for or purchase shares
       of the Company; or iii) the exercise of any
       option granted under any share option scheme
       adopted by the Company; or iv) an issue of
       shares in lieu of the whole or part of a dividend
       on shares pursuant to any scrip dividend or
       other similar scheme implemented in accordance
       with the Bye-laws of the Company; [Authority
       expires the earlier at the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by any applicable laws
       or the Company's Bye-Laws to be held]

10.    Approve, conditional upon the passing of the              Mgmt          For                            For
       Resolutions 8 and 9, to extend the general
       mandate granted to the Directors of the Company
       pursuant to Resolution 9 by the total nominal
       amount of shares in the capital of the Company
       which are repurchased by the Company pursuant
       to the Resolution 8




--------------------------------------------------------------------------------------------------------------------------
 CHINATRUST FINANCIAL HOLDINGS COMPANY LTD                                                   Agenda Number:  701994700
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15093100
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  TW0002891009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 555592 DUE TO RECEIPT OF DIRECTORS NAME
       AND NORMAL MEETING CHANGED TO AN ISSUER PAY
       MEETING. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

A.1    The 2008 business report                                  Non-Voting    No vote

A.2    The Supervisors' report                                   Non-Voting    No vote

A.3    The status report of the shares buyback                   Non-Voting    No vote

B.1    The 2008 financial reports                                Mgmt          For                            For

B.2    The distribution of earnings for 2008 is hereby           Mgmt          For                            For
       proposed for ratification

C.1    Amendment of Articles of Incorporation                    Mgmt          For                            For

C.2    It is hereby proposed for review and discussion           Mgmt          For                            For
       that the capital of the Company be increased
       by NTD 2,857,809,410 by issuing a total of
       285,780,941 new shares at par value of NTD
       10 each to increase the working capital and
       strengthen the operation of the Company

C.3    For the purpose of strengthening the capital              Mgmt          For                            For
       and financial structure of the Company, it
       is hereby proposed for discussion that the
       Company issue new common shares by way of [a]
       private placement with the per share price
       of the new shares being determined as 95% of
       the referential price provided in the points
       to note for conducting private placement of
       securities by public companies and the total
       number of shares issued shall be not more than
       2.5 billion shares; or [b] public offering;
       or [c] combination of the above 2 methods

C.4    It is hereby proposed for review and discussion           Mgmt          For                            For
       that some Articles of the Company's "Rules
       Governing Election of Directors & Supervisors"
       be modified

D.1    By-election of an Independent Director: Lee               Mgmt          For                            For
       Wen Chin [ID NO.: E121520459] for the third
       Board of Directors

D.2    By-election of a Director: Kuan Ho Construction           Mgmt          For                            For
       and Development Co. Ltd. Shareholder No.: 265
       Representative: Wu I Kwei, Daniel for the third
       Board of Directors

E.     Releasing the Directors elect of the third term           Mgmt          For                            For
       of office from non-compete obligations

F.     Extemporaneous Proposals                                  Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHONG HONG CONSTRUCTION CO LTD                                                              Agenda Number:  701982589
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1582T103
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0005534002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of corporate bonds                             Non-Voting    No vote

A.4    The status of monetary loans                              Non-Voting    No vote

A.5    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 3.7 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, proposed stock dividend: 50 for 1,000
       shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.6    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHONG QING CHANGAN AUTOMOBILE CO LTD                                                        Agenda Number:  701690908
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1583S104
    Meeting Type:  EGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  CNE000000N14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint the Company's 2008 Audit Firm                     Mgmt          For                            For

2.     Amend the Company's Articles of Association               Mgmt          For                            For

3.     Approve the change of Independent Directors               Mgmt          For                            For

4.     Approve the change of Directors                           Mgmt          For                            For

5.     Approve the short-term financing bill issue               Mgmt          For                            For

6.     Approve the continuing connected transactions             Mgmt          For                            For
       between the Company and A Company




--------------------------------------------------------------------------------------------------------------------------
 CHONG QING CHANGAN AUTOMOBILE CO LTD                                                        Agenda Number:  701795429
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1583S104
    Meeting Type:  EGM
    Meeting Date:  22-Jan-2009
          Ticker:
            ISIN:  CNE000000N14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to change the Board of Directors                  Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CHONG QING CHANGAN AUTOMOBILE CO LTD                                                        Agenda Number:  701816312
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1583S104
    Meeting Type:  EGM
    Meeting Date:  03-Mar-2009
          Ticker:
            ISIN:  CNE000000N14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to repurchase the B-share                         Mgmt          For                            For

2.     Authorize the Board for matters dealing with              Mgmt          For                            For
       the repurchase




--------------------------------------------------------------------------------------------------------------------------
 CHONG QING CHANGAN AUTOMOBILE CO LTD                                                        Agenda Number:  701924258
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1583S104
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  CNE000000N14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the 2008 working report of the Board              Mgmt          For                            For
       of Directors

2.     Receive the 2008 working report of the Supervisory        Mgmt          For                            For
       Committee

3.     Receive the 2008 annual report and its abstract           Mgmt          For                            For

4.     Receive the 2008 financial resolution report              Mgmt          For                            For

5.     Approve the 2008 Profit Distribution Plan: 1)             Mgmt          For                            For
       cash dividend/10 shares [tax included]: CNY
       0.1800; 2) bonus issue from profit [share/10
       shares]: none; 3) bonus issue from capital
       reserve [share/10 shares]: none

6.     Approve the renewal of the framework agreement            Mgmt          For                            For
       on continuing connected transactions between
       related parties, agreements on property lease
       and integrated service

7.     Approve the application for loan quota to a               Mgmt          For                            For
       Company

8.     Approve the 2009 estimated continuing connected           Mgmt          For                            For
       transactions

9.     Appoint the Company's Audit Firm                          Mgmt          For                            For

10.    Re-elect the Board Directors                              Mgmt          For                            For

11.    Re-elect the Supervisors                                  Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA PICTURE TUBES LTD                                                                  Agenda Number:  701887082
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1612U104
    Meeting Type:  AGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  TW0002475001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 540078 DUE TO ADDITIONAL RESOLUTION ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

a.1    To report the status of investment in People's            Non-Voting    No vote
       Republic of China

A.2    To report the status of overseas securities               Non-Voting    No vote
       issuance

A.3    To report the status of buyback treasury stock            Non-Voting    No vote

A.4    To report the revision to the procedures of               Non-Voting    No vote
       transferring treasury stocks to employees

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       for the year 2008

B.3    Approve to revise the procedures of the monetary          Mgmt          For                            For
       loans

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.6    Approve to revise to the price of the Euro convertible    Mgmt          For                            For
       bonds, and the conditions of Euro convertible
       bonds

B.7    Approve the transfer treasury stocks to employees         Mgmt          For                            For

B.8    Approve the capital injection to issue new shares         Mgmt          For                            For
       or global depository receipt

B.9    Approve the issuance of securities via private            Mgmt          For                            For
       placement

B.10   Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.11   Other business                                            Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO LTD                                                                     Agenda Number:  701653520
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1613J108
    Meeting Type:  EGM
    Meeting Date:  14-Aug-2008
          Ticker:
            ISIN:  TW0002412004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 491944 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the capitalization of 2007 capital surplus        Mgmt          For                            For

2.     Approve the Article of capital decrease                   Mgmt          For                            For

3.     Other business and extemporary motion                     Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO LTD                                                                     Agenda Number:  701970700
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1613J108
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002412004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the special earnings and capital reserves       Non-Voting    No vote
       report according to the Article 17 Clause 1
       of the guidelines for acquisition or disposal
       of asset by the Public Companies

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 3.83 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve the issuance of new shares from capital           Mgmt          For                            For
       reserves, proposed bonus issue: 100 for 1,000
       shares held

B.5    Approve the proposal of capital reduction                 Mgmt          For                            For

B.6    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.7    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.8    Approve to revise the procedures of endorsements          Mgmt          For                            For
       and guarantee

B.9    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO. LTD.                                                                   Agenda Number:  933097784
--------------------------------------------------------------------------------------------------------------------------
        Security:  17133Q403
    Meeting Type:  Annual
    Meeting Date:  19-Jun-2009
          Ticker:  CHT
            ISIN:  US17133Q4038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ACCEPTANCE OF 2008 BUSINESS REPORT AND FINANCIAL          Mgmt          For                            For
       STATEMENTS

02     APPROVAL OF THE PROPOSAL FOR THE DISTRIBUTION             Mgmt          For                            For
       OF 2008 EARNINGS

03     REVISION OF THE ARTICLES OF INCORPORATION                 Mgmt          For                            For

04     PROPOSED CONVERSION OF THE CAPITAL SURPLUS INTO           Mgmt          For                            For
       CAPITAL STOCK OF THE COMPANY AND ISSUANCE OF
       NEW SHARES

05     PROPOSED CAPITAL DEDUCTION AND ISSUANCE OF CASH           Mgmt          For                            For
       DIVIDENDS

06     REVISION OF THE "PROCEDURES FOR ACQUISITION               Mgmt          For                            For
       OR DISPOSAL OF ASSETS"

07     REVISION OF THE "PROCEDURES FOR LENDING OF CAPITAL        Mgmt          For                            For
       TO OTHERS"

08     REVISION OF THE "PROCEDURES FOR ENDORSEMENTS              Mgmt          For                            For
       AND GUARANTEES"




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO., LTD.                                                                  Agenda Number:  932939044
--------------------------------------------------------------------------------------------------------------------------
        Security:  17133Q304
    Meeting Type:  Special
    Meeting Date:  14-Aug-2008
          Ticker:  CHT
            ISIN:  US17133Q3048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     TO APPROVE THE PROPOSAL FOR CONVERSION OF THE             Mgmt          For                            For
       CAPITAL SURPLUS INTO CAPITAL INCREASE OF THE
       COMPANY AND ISSUANCE OF NEW SHARES.

1B     TO APPROVE THE PROPOSAL FOR DECREASE IN CASH              Mgmt          For                            For
       OF THE COMPANY.




--------------------------------------------------------------------------------------------------------------------------
 CIA DE CONCESSOES RODOVIARIAS                                                               Agenda Number:  701664179
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1413U105
    Meeting Type:  EGM
    Meeting Date:  01-Aug-2008
          Ticker:
            ISIN:  BRCCROACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM ARE RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Appoint the new Chairperson of the Board of               Mgmt          For                            For
       Directors of the Company from among the other
       full Members elected at the AGM held on 27
       MAR 2008 [2008 AGM], as a result of the resignation
       from the position communicated by the Chairperson
       elected on the mentioned date, who, despite
       the resignation will remain performing his
       functions as a full Member of the Board of
       Directors until the termination of his term
       of office

II.    Approve, bearing in mind the resignation of               Mgmt          For                            For
       another full Member of the Board of Directors
       of the Company elected at the 2008 AGM, appointment
       of a new full Member from among the alternate
       Members elected at the mentioned 2008 AGM and,
       as a consequence, election of a new alternate
       Member to form part of the Board of Directors
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 CIA DE CONCESSOES RODOVIARIAS                                                               Agenda Number:  701762507
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1413U105
    Meeting Type:  EGM
    Meeting Date:  27-Nov-2008
          Ticker:
            ISIN:  BRCCROACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 512474 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTION
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Appoint the alternate, Rodrigo Cardoso Barbosa            Mgmt          For                            For
       to the position of full member of the Board
       of Directors of the Company to replace Mr.
       Jose Edison Barros Franco, as a result of the
       resignation from the position tendered by the
       latter, and the respective election of a new
       alternate Member

II.    Elect new alternates Members to join the Board            Mgmt          For                            For
       of Directors of the Company to replace Mr.
       Luis Henrique Marcelino Alves Delgado and Mr.
       Ricardo Bisordi De Oliveira Lima, elected at
       the AGM of the Company, held on 27 MAR 2008,
       in light of his resignations from the position




--------------------------------------------------------------------------------------------------------------------------
 CIA DE CONCESSOES RODOVIARIAS                                                               Agenda Number:  701782244
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1413U105
    Meeting Type:  EGM
    Meeting Date:  22-Dec-2008
          Ticker:
            ISIN:  BRCCROACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

I.     Elect a new full Member of the Board of Directors         Mgmt          For                            For
       of the Company to replace Mr. Joao Pedro Ribeiro
       De Azevedo Coutinho and elect a new Alternate
       Member of the Board of Directors of the Company
       to replace Mr. Joao Adolfo De Brito Portela,
       both elected at the AGM of the Company held
       on 27 MAR 2008, as a result of the resignation
       of both from their respective positions

II.    Approve to increase the share capital of the              Mgmt          For                            For
       Company in the amount of BRL 220,526,813.00,
       without changing the number of shares, through
       the capitalization of capital reserves in the
       same amount, in accordance with the balance
       sheet of the Company whose base date is 31
       DEC 2007, under the terms of Article 169/1
       of Law Number 6404/76

III.   Amend, as a result of the Resolution II, the              Mgmt          For                            For
       main part of Article 5 of the Company's Corporate
       Bylaws, which will now read with the following
       wording Article 5: the share capital is of
       BRL 791,760,430.54, divided into 403,101,800
       common shares, all nominative, book entry and
       of no par value

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CIA DE CONCESSOES RODOVIARIAS                                                               Agenda Number:  701872120
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1413U105
    Meeting Type:  AGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  BRCCROACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve to take knowledge of the Director's               Mgmt          For                            For
       accounts, to examine, discuss and approve the
       Board of Directors' report, the Companys consolidated
       financial statements and explanatory notes
       accompanied by the Independent Auditors' report
       and the Finance Committee for the FYE 31 DEC
       2008

2.     Approve the revision of the capital budget                Mgmt          For                            For

3.     Approve the distribution of profits from the              Mgmt          For                            For
       FYE 31 DEC 2008

4.     Approve the number of seats on the Companys               Mgmt          For                            For
       Board of Directors for the next term of office

5.     Elect Members of the Companys Board of Directors          Mgmt          For                            For

6.     Approve the Administrators remuneration                   Mgmt          For                            For

7.     Approve the setting up of the Finance Committee           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CIA DE TRANSMISSAO DE ENERGIA ELETRICA PAULISTA, SAO PAULO                                  Agenda Number:  701872233
--------------------------------------------------------------------------------------------------------------------------
        Security:  P30576113
    Meeting Type:  AGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  BRTRPLACNPR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEMS 4 AND 5 ONLY. THANK YOU.

1.     To examine, discuss and vote upon the Board               Non-Voting    No vote
       of Directors annual report, the financial statements
       and Independent Auditors and Finance Committee
       report relating to FY ending 31 DEC 2008

2.     To decide on the allocation of the result of              Non-Voting    No vote
       the FY and on the distribution of dividends

3.     To consider the proposal for the capital budget           Non-Voting    No vote
       for 2009 through 2011

4.     Elect the Principal and Substitute Members of             Mgmt          For                            For
       the Finance Committee

5.     Elect the Members of the Board of Directors               Mgmt          For                            For

6.     To set the total annual payment for the Members           Non-Voting    No vote
       of the Board of Directors and Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 CIA DE TRANSMISSAO DE ENERGIA ELETRICA PAULISTA, SAO PAULO                                  Agenda Number:  701880963
--------------------------------------------------------------------------------------------------------------------------
        Security:  P30576113
    Meeting Type:  EGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  BRTRPLACNPR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     To amendment of the Articles 4 and 22 of the              Non-Voting    No vote
       Corporate Bylaws and removal of item VI from
       the Article 26, in accordance with the proposal
       from the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG                                                   Agenda Number:  701802452
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R102
    Meeting Type:  EGM
    Meeting Date:  09-Feb-2009
          Ticker:
            ISIN:  BRCMIGACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve the creation of the position of Executive         Mgmt          For                            For
       Officer for gas, and consequently, the modification
       of the wording of the main part of Article
       18 of the Corporate Bylaws

2.     Amend the wording of the main part of Article             Mgmt          For                            For
       22 of the Corporate Bylaws, to define the attributions
       of the Executive Officers

3.     Amend the wording o f the lines D, E, J and               Mgmt          For                            For
       L of Article 17 of the Corporate Bylaws, aiming
       to correct the financial limits for decision
       by the Board of Directors

4.     Approve the insertion of Paragraph 2 into Article         Mgmt          For                            For
       17 of Corporate Bylaws, consequently amend
       the sole Paragraph to Paragraph 1, aiming at
       correcting, every year, the financial limits
       for decision by the Board of Directors

5.     Amend the wording of D, E, F, H and L of Paragraph        Mgmt          For                            For
       4 of Article 21 of the Corporate Bylaws, aiming
       at correcting the financial limits for decision
       by the Executive Committee

6.     Approve the insertion of Paragraph 7 into Article         Mgmt          For                            For
       21 of the Corporate Bylaws, aiming at correcting,
       every year, the financial limits for decision
       by the Executive Committee

7.     Approve the insertion of Paragraph 5 into Article         Mgmt          For                            For
       22 of the Corporate Bylaws, aiming at correcting,
       every year, the financial limits for decision
       by the business management officer, relating
       to the setting up of the administrative bidding
       process and the waiver or non requirement of,
       the bidding , and the corresponding hirings

8.     Approve the instruction of the vote of the representativesMgmt          For                            For
       of Companhia Energetica De Minas Gerais at
       the EGM of Cemig Distribuicao S.A., to be held
       on 09 FEB 2009, that will deal with Corporate
       Bylaw Amendments

9.     Approve the instruction of the vote of the representativesMgmt          For                            For
       of Companhia Energetica De Minas Gerais at
       the EGM of Cemig Geracao E Transmissao S.A.,
       to be held on 09 FEB 2009 , that will deal
       with the Corporate Bylaw amendments




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG, BELO HORIZONTE                                   Agenda Number:  701817439
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R110
    Meeting Type:  EGM
    Meeting Date:  05-Mar-2009
          Ticker:
            ISIN:  BRCMIGACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM 1 ONLY. THANK YOU.

1.     Approve to change the composition of the Board            Mgmt          For                            For
       of Directors as a result of the resignations,
       in accordance with the correspondence filed
       at the Company

2.     Orientation of the vote for the representative            Non-Voting    No vote
       of Companhia Energetica De Minas Gerais in
       the EGM of shareholders of Cemig Distribuicao
       S.A., and Cemig Geracao E Transmissao S.A.,
       to be held on 05 MAR 2009




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG, BELO HORIZONTE                                   Agenda Number:  701817554
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R102
    Meeting Type:  EGM
    Meeting Date:  05-Mar-2009
          Ticker:
            ISIN:  BRCMIGACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve to change the composition of the Board            Mgmt          For                            For
       of Directors as a result of the resignations,
       in accordance with the correspondence filed
       at the Company

2.     Approve the orientation of the vote for the               Mgmt          For                            For
       representative of Companhia Energetica De Minas
       Gerais in the EGM of shareholders of Cemig
       Distribuicao S. A. and Cemig Geracao E Transmissao
       S. A. to be held on 05 MAR 2009




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG, BELO HORIZONTE                                   Agenda Number:  701857104
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R102
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRCMIGACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve the Board of Directors report and financial       Mgmt          For                            For
       statements for the FYE 31 DEC  2008 as well
       as the respective complementary documents

2.     Approve the allocation of the net profit from             Mgmt          For                            For
       the 2008 FY, in the amount of BRL 1,887.035,
       and from the balance of the heading of accumulated
       profit, in the amount of BRL 17,877.000 in
       accordance wit h that which is provided for
       in Article 192 of Law 6404 of 15 DEC 1975,
       as amended

3.     Approve to set the manner and date for payment            Mgmt          For                            For
       of interest on own capital and dividends of
       BRL 943.518

4.     Elect the Members and Substitute Members of               Mgmt          For                            For
       the Finance Committee and approve to set their
       remuneration

5.     Elect the Members and Substitute Members of               Mgmt          For                            For
       the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG, BELO HORIZONTE                                   Agenda Number:  701857128
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R110
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRCMIGACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEMS 4 AND 5

1.     To examine, discuss and approve the Board of              Non-Voting    No vote
       Directors report and financial statements for
       the FYE 31 DEC 2008 as well as the respective
       complementary documents

2.     Allocation of the net profit from the 2008 FY,            Non-Voting    No vote
       in the amount of BRL 1.887.035, and from the
       balance of the heading of accumulated profit,
       in the amount of BRL 17,877,000 in accordance
       wit h that which is provided for in Article
       192 of Law 6404 of 15 DEC 1975, as amended

3.     To set the manner and date for payment of interest        Non-Voting    No vote
       on own capital and dividends of BRL 943.518

4.     Elect the Members and Substitute Members of               Mgmt          For                            For
       the Finance Committee and approve to set their
       remuneration

5.     Elect the Members and Substitute Members of               Mgmt          For                            For
       the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG, BELO HORIZONTE                                   Agenda Number:  701857255
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R102
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRCMIGACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

1.     Approve to increase the share capital from BRL            Mgmt          For                            For
       2,481,507,565.00 to BRL 3,101,884,460.00 with
       the issuance of new shares, through the capitalization
       of BRL 620,376,895.00, with BRL 606,454,665.00
       coming from part of the profit retention reserves
       and BRL 13,922,230.00 in reference to the incorporation
       of the installments paid as principal corrected
       to the month of DEC 1995 in accordance with
       Article 5 of the contractual instrument for
       the assignment of credit from the outstanding
       balance of the results to offset account CRC
       entered into between the state of minas gerais
       and the Company, distributing to the shareholders,
       as a consequence, a bonus of 25.000000151 %
       in new shares, of the same type as the old
       ones and with a par value of BRL 5.00

2.a    Grant authority for the Executive Committee               Mgmt          For                            For
       to take measures relative to the bonus: the
       attribution of the bonus of 25.000000151 %
       in new shares, of the same type as the old
       ones and with a par value of BRL 5.00, to the
       shareholders who are the owners of the shares
       that make up the capital of BRL 2,481,507,565.00,
       whose names are listed in the nominative share
       registry book on the date that these general
       meetings are held

2.b    Grant authority for the Executive Committee               Mgmt          For                            For
       to take measures relative to the bonus: the
       sale on the Stock Exchange of securities in
       whole numbers of nominative shares resulting
       from the sum of the remaining fractional shares,
       resulting from the mentioned bonus and division
       of the net product of the sale, proportionally,
       among the shareholders

2.c    Grant authority for the Executive Committee               Mgmt          For                            For
       to take measures relative to the bonus to establish
       that all of the shares resulting from this
       bonus will be entitled to the same rights granted
       to the shares that gave rise to them

2.d    Grant authority for the Executive Committee               Mgmt          For                            For
       to take measures relative to the bonus to pay
       the shareholders proportionally, the product
       of the sum of the remaining fractions together
       with the first installment of the dividends
       relative to the 2008 FY

3.     Amend the main part of Article 4 of the Corporate         Mgmt          For                            For
       Bylaws, as a result of the mentioned increase
       of corporate capital

4.     Approve to set the remuneration of the Company's          Mgmt          For                            For
       Directors

5.a    Approve to examine, discussion and voting on              Mgmt          For                            For
       the management report and financial statements,
       in reference to the FYE on 31 DEC 2008, as
       well as on the respective complementary documents

5.b    Approve the allocation of net profit from the             Mgmt          For                            For
       2008 FY, in the amount of BRL 709,358 in accordance
       with the provisions of Article 192 of Law 6404
       of 15 DEC 1976, as amended

5.c    Approve to determine the form and date of payment         Mgmt          For                            For
       of interest on own capital and of the complementary
       dividends, in the amount of BRL 666,296

5.d    Elect the full and alternate Members of the               Mgmt          For                            For
       Finance Committee

5.e    Approve to change the composition of the Board            Mgmt          For                            For
       of Directors as a result of resignation, if
       there is a change in the composition of the
       Board of Directors of Cemig

5.f    Amend the Articles 20, 22 and 23 of the Corporate         Mgmt          For                            For
       Bylaws, with a view to the possibility of preparing
       semiannual or intermediary balance sheets in
       reference to shorter periods, as well as the
       payment of intermediary or interim dividends
       and a provision for the payment of interest
       on shareholders equity in substitution of the
       dividend

6.a    Approve to examine, discussion and voting on              Mgmt          For                            For
       the management report and financial statements,
       in reference to the FYE on 31 DEC 2008, as
       well as on the respective complementary documents

6.b    Approve the allocation of net profit from the             Mgmt          For                            For
       2008 FY, in the amount of BRL 985,753 in accordance
       with the provisions of Article 192 of law 6404
       of 15 DEC 1976, as amended

6.c    Approve to determine the form and date of payment         Mgmt          For                            For
       of interest on own capital and of the complementary
       dividends, in the amount of BRL 492,877

6.d    Elect the full and alternate members of the               Mgmt          For                            For
       Finance Committee

6.e    Approve to change the composition of the Board            Mgmt          For                            For
       of Directors as a result of resignation, if
       there is a change in the composition of the
       Board of Directors of Cemig

6.f    Amend the Articles 20, 22 and 23 of the Corporate         Mgmt          For                            For
       Bylaws, with a view to the possibility of preparing
       semiannual or intermediary balance sheets in
       reference to shorter periods, as well as the
       payment of intermediary or interim dividends
       and a provision for the payment of interest
       on shareholders equity in substitution of the
       dividend

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG, BELO HORIZONTE                                   Agenda Number:  701858904
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R110
    Meeting Type:  OTH
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRCMIGACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     Approve the financial statements and statutory            Non-Voting    No vote
       reports for FYE 31 DEC 2008

2.     Approve the allocation of income and dividends            Non-Voting    No vote

3.     Determine date and form of mandatory dividend             Non-Voting    No vote
       payments

4.     Authorize capitalization of reserves and special          Non-Voting    No vote
       credits for bonus issue

5.     Authorize executives to execute bonus issuance            Non-Voting    No vote
       of shares

6.     Amend the Articles to reflect changes in capital          Non-Voting    No vote

7.     Elect the fiscal council members and approve              Non-Voting    No vote
       their remuneration

8.     Elect the Directors                                       Non-Voting    No vote

9.     Approve the remuneration of Executive Officers            Non-Voting    No vote
       , and the Non-Executive Directors

10.    Determine how the company will vote on the shareholders'  Non-Voting    No vote
       meeting for Cemig Distribuicao SA Being Held
       on 29 APR 2009

11.    Determine how the company will vote on the shareholders'  Non-Voting    No vote
       meeting for Cemig Geracao e transmissao SA
       being held on 29 APR 2009




--------------------------------------------------------------------------------------------------------------------------
 CIA SOUZA CRUZ INDUSTRIA E COMERCIO CRUZ                                                    Agenda Number:  701833154
--------------------------------------------------------------------------------------------------------------------------
        Security:  P26663107
    Meeting Type:  EGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  BRCRUZACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve the increase of the share capital from            Mgmt          For                            For
       BRL 625,280,009.19 to BRL 854,755,740.32, through
       the capitalization of the capital reserves,
       in the amount of BRL 229,475,731.13, without
       the issuance of new shares

2.     Amend the Article 5 of the Corporate ByLaws               Mgmt          For                            For
       as a result of the capitalization referred
       to above




--------------------------------------------------------------------------------------------------------------------------
 CIA SOUZA CRUZ INDUSTRIA E COMERCIO CRUZ                                                    Agenda Number:  701833483
--------------------------------------------------------------------------------------------------------------------------
        Security:  P26663107
    Meeting Type:  AGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  BRCRUZACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE "IN FAVOR" OR "AGAINT IN THE SAME AGENDA
       ITEM ARE NOT ALLOWED ONLY VOTES "IN FAVOR"
       OR "ABSTAIN" OR "AGAINST" AND OR "ABSTAIN"
       ARE ALLOWED. THANK YOU.

I.     Approve to examine, discuss and vote upon the             Mgmt          For                            For
       Board of Directors annual report, the financial
       statements and the Independent Auditors report
       relating to FYE 31 DEC 2008

II.    Approve to allocate the net profit from the               Mgmt          For                            For
       FY, including within it the remuneration to
       the shareholders in the form of a dividend,
       in the amount of BRL 2,148,615,416,463 per
       share; the dividend will be adjusted according
       to the special settlement and custodial system
       over night interest rate, or selic, in the
       period from 31 DEC 2008, to 27 MAR 2009, inclusive,
       and must be paid on 30 MAR 2009

III.   Approve to set the global remuneration of the             Mgmt          For                            For
       Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE                                                                        Agenda Number:  701777279
--------------------------------------------------------------------------------------------------------------------------
        Security:  P96609139
    Meeting Type:  EGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  BRVALEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve, under the terms of the Articles 224              Mgmt          For                            For
       and 225 of Law number 6404/76, the protocol
       and justification of the merger of Mineracao
       Onca Puma S.A a full subsidiary of vale

2.     Ratify the appointment of Acal Consultoria E              Mgmt          For                            For
       Auditoria S/S, the specialized Company hired
       to carry out the valuation of Mineracao Onca
       Puma S.A

3.     Approve the respective valuation report prepared          Mgmt          For                            For
       by the specialized Company

4.     Approve the merger, without an increase in capital        Mgmt          For                            For
       and without the issuance of new shares, of
       Mineracao Onca Puma S.A by vale

5.     Ratify the nominations of full and Alternate              Mgmt          For                            For
       Members of the Board of Directors made at the
       meetings of that collegiate body held on 17
       APR 2008 and 21 MAY 2008 under the terms of
       Article 11-10 of the Corporate By-Laws

6.     Amend Article 1 of the Corporate Bylaws to replace        Mgmt          For                            For
       the expression CVRD by Vale to be consistent
       with the Company's new brand

7.     Amend the Articles 5 and 6 of the Corporate               Mgmt          For                            For
       Bylaws to reflect the increase in capital ratified
       in the meetings of the Board of Directors held
       on 22 JUL 2008 and 05 AUG 2008




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE                                                                        Agenda Number:  701777332
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2605D109
    Meeting Type:  EGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEMS 1, 2, 3, 4, 6 AND 7 ONLY. THANK
       YOU.

1.     Approve, the terms of the Articles 224 and 225            Mgmt          For                            For
       of Law number 6404/76, the protocol and justification
       of the merger of Mineracao Onca Puma S.A. a
       full subsidiary of Vale

2.     Ratify the appointment of Acal Consultoria E              Mgmt          For                            For
       Auditoria S/S, the specialized Company hired
       to carry out the valuation of Mineracao Onca
       Puma S.A.

3.     Approve the respective valuation report prepared          Mgmt          For                            For
       by the specialized Company

4.     Approve the merger, without an increase in capital        Mgmt          For                            For
       and without the issuance of new shares, of
       Mineracao Onca Puma S.A. by Vale

5.     Ratify the nominations of full and alternate              Non-Voting    No vote
       Members of the Board of Directors made at the
       meetings of that collegiate body held on 17
       APR 2008 and 21 MAY 2008 under the terms of
       Article 11-10 of the Corporate By-Laws

6.     Amend Article 1 of the Corporate Bylaws to replace        Mgmt          For                            For
       the expression CVRD by Vale to be consistent
       with the Company's new brand

7.     Amend the Articles 5 and 6 of the Corporate               Mgmt          For                            For
       Bylaws to reflect the increase in capital ratified
       in the meetings of the Board of Directors held
       on 22 JUL 2008 and 05 AUG 2008

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       I N THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABS TAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE, RIO DE JANEIRO                                                        Agenda Number:  701849587
--------------------------------------------------------------------------------------------------------------------------
        Security:  P96609139
    Meeting Type:  EGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  BRVALEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.     Approve to change the corporate name of the               Mgmt          For                            For
       Company to Vale S.A., with the consequent amendment
       of Article 1 of the corporate bylaws, which
       seeks to consolidate the new visual identity
       of the Company

2.     Amend the Article 5 of the corporate bylaws               Mgmt          For                            For
       to reflect the capital increase ratified at
       the meetings of the Board of Directors held
       on 22 JUL 2008 and 05 AUG 2008




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE, RIO DE JANEIRO                                                        Agenda Number:  701849599
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2605D109
    Meeting Type:  EGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ALL ITEMS. THANK YOU.

1.     Approve the change of the corporate name of               Mgmt          For                            For
       the Company to vale S.A., with the consequent
       amendment of Article 1 of the corporate Bylaws,
       which seeks to consolidate the new visual identity
       of the Company

2.     Amend the Article 5 of the corporate By Laws              Mgmt          For                            For
       to reflect the capital increase ratified at
       the meetings of the Board of Directors held
       on 22 JUL 2008 and 05 AUG 2008




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE, RIO DE JANEIRO                                                        Agenda Number:  701849765
--------------------------------------------------------------------------------------------------------------------------
        Security:  P96609139
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  BRVALEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve to examine, discuss and vote upon the             Mgmt          For                            For
       Board of Directors annual report, the financial
       statements, relating to FYE 31 DEC 2008

2.     Approve the distribution of the fiscal years              Mgmt          For                            For
       net profits and budget of capital of the Company

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Elect the Members of the Finance Committee                Mgmt          For                            For

5.     Approve to set the Directors and Finance Committees       Mgmt          For                            For
       global remuneration




--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE, RIO DE JANEIRO                                                        Agenda Number:  701849777
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2605D109
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ALL ITEMS. THANK YOU.

1.     Approve to examine, discuss and vote upon the             Mgmt          For                            For
       Board of Directors annual report, the financial
       statements, relating to FYE 31 DEC 2008

2.     Approve the distribution of the fiscal years              Mgmt          For                            For
       net profits and the budget of capital of the
       Company

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Elect the Members of the Finance Committee                Mgmt          For                            For

5.     Approve to set the Directors and Finance Committees       Mgmt          For                            For
       global remuneration




--------------------------------------------------------------------------------------------------------------------------
 CIECH S.A., WARSZAWA                                                                        Agenda Number:  701661337
--------------------------------------------------------------------------------------------------------------------------
        Security:  X14305100
    Meeting Type:  EGM
    Meeting Date:  19-Aug-2008
          Ticker:
            ISIN:  PLCIECH00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the meeting's Chairman                            Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Appoint the Scrutiny Commission                           Mgmt          No Action

6.     Approve the changes among the Management Board's          Mgmt          No Action
       Members

7.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 CIECH S.A., WARSZAWA                                                                        Agenda Number:  701764614
--------------------------------------------------------------------------------------------------------------------------
        Security:  X14305100
    Meeting Type:  EGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  PLCIECH00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairperson                                     Mgmt          No Action

3.     Approve the stating if the meeting has been               Mgmt          No Action
       convened in conformity with regulations and
       is capable to pass valid resolutions

4.     Approve the agenda                                        Mgmt          No Action

5.     Elect the Vote Counting Committee                         Mgmt          No Action

6.A    Approve the changes of the composition of the             Mgmt          No Action
       Management Board: to recall a Member of the
       Management Board

6.B    Approve the changes of the composition of the             Mgmt          No Action
       Management Board: to appoint a Member of the
       Member of the Management Board

7.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 CIECH S.A., WARSZAWA                                                                        Agenda Number:  701821084
--------------------------------------------------------------------------------------------------------------------------
        Security:  X14305100
    Meeting Type:  EGM
    Meeting Date:  18-Mar-2009
          Ticker:
            ISIN:  PLCIECH00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the meeting's Chairman                            Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Appoint the Scrutiny Commission                           Mgmt          No Action

6.     Approve to sell the perpetual usufruct right              Mgmt          No Action
       of land property and ownership of the real
       estate located in Warsawa 46/50 Powazkowska
       Street

7.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 CIMSA CIMENTO SANAYI VE TICARET AS, MERSIN                                                  Agenda Number:  701861139
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2422Q104
    Meeting Type:  OGM
    Meeting Date:  09-Apr-2009
          Ticker:
            ISIN:  TRACIMSA91F9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening of the assembly and elect the Chairmanship        Mgmt          No Action

2.     Grant authority for the Chairmanship to sign              Mgmt          No Action
       the minutes of the assembly

3.     Receive the Board of Directors' activity report           Mgmt          No Action
       and Auditors' report

4.     Approve the donations given across the year               Mgmt          No Action

5.     Ratify the balance sheet and profit & loss statement;     Mgmt          No Action
       concerning the distribution of profit, revising
       the minutes of the 2007 general assembly meeting
       concerning distribution of profit in accordance
       with the Resolution 4 of the same meeting

6.     Grant discharge to the Board Members and Auditors         Mgmt          No Action

7.     Elect the Members of the Board of Auditors whose          Mgmt          No Action
       term in office have expired; approve to determine
       of their term in office as well as of their
       remuneration

8.     Grant authority for the Members of the Board              Mgmt          No Action
       of Directors to participate in activities indicated
       in the Articles 334 and 335 of the Turkish
       Trade Code




--------------------------------------------------------------------------------------------------------------------------
 CINEMA CITY INTERNATIONAL N.V.                                                              Agenda Number:  701674295
--------------------------------------------------------------------------------------------------------------------------
        Security:  N2088X103
    Meeting Type:  EGM
    Meeting Date:  25-Aug-2008
          Ticker:
            ISIN:  NL0000687309
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the general meeting                            Non-Voting    No Action

2.     Appoint 3 Members of the Management Board and             Mgmt          No Action
       approve the grant of appertaining titles

3.     Miscellaneous                                             Non-Voting    No Action

4.     Closing of the meeting                                    Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 CINEMA CITY INTERNATIONAL N.V.                                                              Agenda Number:  701986145
--------------------------------------------------------------------------------------------------------------------------
        Security:  N2088X103
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  NL0000687309
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the General Meeting                            Non-Voting    No Action

2.     Discussion on the annual report for the FY 2008,          Non-Voting    No Action
       including the Managing Directors' report and
       Supervisory Directors' report

3.     Adopt the annual accounts for the FY 2008                 Mgmt          No Action

4.     Discussion on the policy on additions to the              Non-Voting    No Action
       reserves and dividends

5.     Approve the appropriation of the net profit               Mgmt          No Action
       for the FY 2008

6.     Grant discharge from liability [decharge] of              Mgmt          No Action
       the Members of the Board of Managing Directors
       for their Management tasks during the FY 2008

7.     Grant discharge from liability [decharge] of              Mgmt          No Action
       the Members of the Board of Supervisory Directors
       for their Supervisory tasks during the FY 2008

8.     Discussion of the Corporate Governance policy             Non-Voting    No Action
       as set out in the annual report for the FY
       2008

9.     Appoint the Company's External Auditor for the            Mgmt          No Action
       FY 2009

10.    Re-appointment of a Member of the Board of Supervisory    Non-Voting    No Action
       Directors

11.    Authorization of the Board of Managing Directors          Non-Voting    No Action
       under Article 6 of the Company's Articles of
       Association to issue shares in the Company

12.    Authorization of the Board of Managing Directors          Non-Voting    No Action
       under Article 9.3.c of the Company's articles
       of association to acquire shares in the Company
       by the Company

13.    Any other business                                        Non-Voting    No Action

14.    Closing of the General Meeting                            Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 CIPLA LTD                                                                                   Agenda Number:  701674271
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1633P142
    Meeting Type:  AGM
    Meeting Date:  28-Aug-2008
          Ticker:
            ISIN:  INE059A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet at 31 MAR             Mgmt          For                            For
       2008, the profit and loss account for the YE
       on that date together with the Schedule annexed
       thereto as well as the reports of the Board
       of Directors and the Auditors thereon

2.     Declare a dividend for the YE 31 MAR 2008                 Mgmt          For                            For

3.     Re-appoint Dr. M.R. Raghavan as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Appoint M/s. R.S. Bharucha & Co., Chartered               Mgmt          For                            For
       Accountants, Mumbai and M/s. R.G.N. Price &
       Co., Chartered Accountants, Mumbai as the Auditors
       until the conclusion of the next AGM upon such
       remuneration, taxes and out of pocket expenses,
       as may be agreed to between the Board of Directors/Audit
       Committee of the Company and the respective
       Auditors and authorize the Board of Directors/Audit
       Committee of the Company to fix the remuneration
       as aforesaid and to appoint the Auditors for
       the Company's branch office(s) [whether now
       or as may be established] in terms of Section
       228 of the Companies Act, 1956 in consultation
       with the auditors to examine and audit the
       accounts for the FY 2008-09 on such remuneration,
       terms and conditions as the Board of Directors
       and/or Audit Committee may deem fit

5.     Appoint Mr. Pankaj B. Patel, as a Director of             Mgmt          For                            For
       the Company in causal vacancy with effect from
       05 MAR 2008 and holding office up to this AGM
       in terms of the provisions of the Section 262(2)
       of the Companies Act, 1956, liable to retire
       by rotation

S.6    Approve and ratify, subject to the Central Government     Mgmt          For                            For
       and in pursuance of Sections 269, 309, 198
       and other applicable provisions of the Companies
       Act, 1956 [the Act], the re-appointment of
       Dr. Y.K. Hamied as a Managing Director of the
       Company for a further period of 5 years commencing
       01 AUG 2008 and ending on 31 JUL 2013 with
       the benefit of continuity of service subject
       to the remuneration not exceeding the limits
       laid down under Sections 198 and 309 of the
       Act and mutually agreed terms and conditions
       stated hereunder and also as specified and
       Salary: INR 5,00,000 p.m. with liberty to the
       Board of Directors to sanction such increase
       as it may in its absolute discretion determine
       from time to time provided that the salary
       does not exceed INR 15,00,000 p.m. during the
       tenure; the total remuneration including perquisites
       shall not exceed the limits specified in Schedule
       XIII to the Act; authorize the Board to fix
       actual remuneration and revise it from time
       to time within the aforesaid ceilings; if in
       any FY during the currency of tenure of he
       appointee, the Company has no profits or its
       profits are inadequate, the appointee shall
       be entitled to minimum remuneration by way
       of basic salary, perquisites and allowances
       not exceeding the ceiling limit specified under
       para 1 of Section II, part II of Schedule XIII
       to the Act and in addition thereto, he shall
       also be eligible to the perquisites and allowances
       not exceeding the limits specified under para
       2 of Section II, part II of Schedule XIII to
       the Act or such other limits as may be specified
       by the Central Government from time to time
       as minimum remuneration; this appointment as
       Managing Director is liable for termination
       by either party giving 3 months' notice in
       writing to the other; in event approval of
       the central government stipulating any changes
       with the respect to the payment of remuneration
       to the appointee, and authorize the Board of
       Directors of the Company to vary the remuneration
       in accordance therewith to the extent and in
       the manner as may be agreed to by the appointment

7.     Approve and ratify, pursuance of Sections 269,            Mgmt          For                            For
       309, 198, Schedule XIII and other applicable
       provisions of the Companies Act, 1956 [the
       Act], the re-appointment of Mr. M.K. Hamied
       as Joint Managing Director of the Company for
       a further period of 5 years commencing 01 AUG
       2008 and ending on 31 JUL 2013 with the benefit
       of continuity of service subject to the remuneration
       not exceeding the limits laid down under Sections
       198 and 309 of the Act and mutually agreed
       terms and conditions stated hereunder and also
       as specified; Salary: INR 5,00,000 p.m. with
       liberty to the Board of Directors to sanction
       such increase as it may in its absolute discretion
       determine from time to time provided that the
       salary does not exceed INR 15,00,000 p.m. during
       the tenure; authorize the Board to fix actual
       remuneration and revise it from time to time
       within the aforesaid ceilings; if in any FY
       during the currency of tenure of he appointee,
       the Company has no profits or its profits are
       inadequate, the appointee shall be entitled
       to minimum remuneration by way of basic salary,
       perquisites and allowances not exceeding the
       ceiling limit specified under para 1 of Section
       II, part II of Schedule XIII to the Act and
       in addition thereto, he shall also be eligible
       to the perquisites and allowances not exceeding
       the limits specified under para 2 of Section
       II, part II of Schedule XIII to the Act or
       such other limits as may be specified by the
       Central Government from time to time as minimum
       remuneration; this appointment as Joint Managing
       Director is liable for termination by either
       party giving 3 months' notice in writing to
       the other




--------------------------------------------------------------------------------------------------------------------------
 CITIC INTERNATIONAL FINANCIAL HOLDINGS LTD                                                  Agenda Number:  701708135
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1636Y108
    Meeting Type:  CRT
    Meeting Date:  16-Oct-2008
          Ticker:
            ISIN:  HK0183011623
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve [with or without modification] a Scheme           Mgmt          For                            For
       of Arrangement proposed to be made between
       the Company and the aforementioned holders
       of its ordinary shares of HKD 1.00 each




--------------------------------------------------------------------------------------------------------------------------
 CITIC INTERNATIONAL FINANCIAL HOLDINGS LTD                                                  Agenda Number:  701708147
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1636Y108
    Meeting Type:  EGM
    Meeting Date:  16-Oct-2008
          Ticker:
            ISIN:  HK0183011623
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the Scheme of Arrangement dated 16 SEP            Mgmt          For                            For
       2008 between the Company and the holders of
       the Scheme Shares [as defined in the Scheme
       of Arrangement] in the form of the print which
       has been produced to this Meeting and for the
       purposes of identification signed by the Chairman
       of this Meeting, with any modification thereof
       or addition thereto or condition approved or
       imposed by the High Court of the Hong Kong
       Special Administrative Region; for the purposes
       of giving effect to the Scheme of Arrangement,
       on the Effective Date [as defined in the Scheme
       of Arrangement]; and authorized the issued
       capital of the Company be reduced by cancelling
       and extinguishing the Scheme Shares; subject
       to and forthwith upon such reduction of capital
       taking effect, the authorized capital of the
       Company be increased to its former amount of
       HKD 8,000,000,000 by the creation of such number
       of new ordinary shares of HKD 1.00 each in
       the capital of the Company as is equal to the
       number of the Scheme Shares cancelled; and
       the Company shall apply the credit arising
       in its books of account as a result of the
       reduction of the capital referred to in sub-paragraph
       (i) above in paying up in full at par such
       number of new ordinary shares of HKD 1.00 each
       in the capital of the Company to be created
       as aforesaid, which new shares shall be allotted
       and issued, credited as fully paid, to Gloryshare
       Investments Limited

2.     Approve the transfer of such number of the overseas       Mgmt          For                            For
       listed foreign shares [CNCB H Shares] of RMB
       1.00 each in the capital of China CITIC Bank
       Corporation Limited [CNCB] by Gloryshare Investments
       Limited [GIL] to Banco Bilbao Vizcaya Argentaria,
       S.A. [BBVA] pursuant to a framework agreement
       dated 3 JUN 2008 entered into between CITIC
       Group, GIL and BBVA which would result in BBVA
       holding 10.07% of the issued shares of RMB
       1.00 each in the capital of CNCB immediately
       after such transfer at the sale price per CNCB
       H Share [being the higher of (i) HKD 5.10;
       and (ii) the highest closing price per CNCB
       H Share as quoted on The Stock Exchange of
       Hong Kong Limited during the period commencing
       3 JUN 2008 and ending on the date on which
       the Scheme of Arrangement referred to in the
       Special Resolution set out in the Notice convening
       this Meeting becomes effective, subject to
       a maximum price of HKD 5.86 per CNCB H Share]




--------------------------------------------------------------------------------------------------------------------------
 CJ CHEILJEDANG CORP                                                                         Agenda Number:  701812693
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1661W134
    Meeting Type:  AGM
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  KR7097950000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Approve the limit of remuneration of the Directors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CJ CORPORATION                                                                              Agenda Number:  701813330
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1848L118
    Meeting Type:  AGM
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  KR7001040005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Elect 2 Executive Directors                               Mgmt          For                            For

3.     Approve the remuneration limit for the Directors          Mgmt          For                            For

4.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation




--------------------------------------------------------------------------------------------------------------------------
 CLAL INDUSTRIES AND INVESTMENTS LTD, TEL AVIV-JAFFA                                         Agenda Number:  701648935
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2439C106
    Meeting Type:  AGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  IL0006080183
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and the Director's       Mgmt          For                            For
       report for the year 2007

2.     Re-appoint Messrs. N. Dankner, E. Cohen, D.               Mgmt          For                            For
       Manor, I. Manor, S. Livnat, A. Fisher, R. Bisker,
       Y. Dovrat, M. Shimmel, D. Levitan and A. Rosenfeld
       as Officiating Directors, the External Directors
       continue in office by provision of law

3.     Re-appoint the Accountant Auditors for the year           Mgmt          For                            For
       2008 and approve the report of the Board as
       to their fees

4.     Approve to increase the amount of cover of the            Mgmt          For                            For
       basic D and O Insurance Policy that the Company
       is permitted to purchase to a maximum of USD
       40 million




--------------------------------------------------------------------------------------------------------------------------
 CLAL INDUSTRIES AND INVESTMENTS LTD, TEL AVIV-JAFFA                                         Agenda Number:  701680010
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2439C106
    Meeting Type:  EGM
    Meeting Date:  03-Sep-2008
          Ticker:
            ISIN:  IL0006080183
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS A SGM. THANK YOU.                Non-Voting    No vote

1.     Approve an agreement to which the owner of control        Mgmt          For                            For
       of the Company is a party, the main points
       of which are as follows: the agreement is for
       the sale of all the shares of a Company named
       KBA Ltd. to a third party in consideration
       for NIS 160 million; the sellers are the Company
       (53%), Property & Building Ltd. (23.13%) and
       Shikun Ovdim Ltd.; the Company and Property
       & Building are both indirectly controlled by
       IDB Development Corp. Ltd.; it is intended
       that prior to completion KBA will distribute
       a dividend of NIS 41 million between its shareholders
       (i.e. the sellers) but if for any reason the
       dividend or part thereof is not distributed,
       the consideration will be increase by addition
       of the amount that is not undistributed




--------------------------------------------------------------------------------------------------------------------------
 CLAL INDUSTRIES AND INVESTMENTS LTD, TEL AVIV-JAFFA                                         Agenda Number:  701832621
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2439C106
    Meeting Type:  EGM
    Meeting Date:  22-Mar-2009
          Ticker:
            ISIN:  IL0006080183
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

1.     Appoint Ms. Liora Polsheck and Mr. Zev Ben-Asher          Mgmt          For                            For
       as the External Directors for a statutory 3
       year period and approve the annual remuneration
       and meeting attendance fees at the rate permitted
       by law




--------------------------------------------------------------------------------------------------------------------------
 CLAL INSURANCE ENTERPRISES HOLDINGS LTD, TEL AVIV-JAFFA                                     Agenda Number:  701655586
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2447P107
    Meeting Type:  AGM
    Meeting Date:  27-Jul-2008
          Ticker:
            ISIN:  IL0002240146
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the discussion of the financial statements        Mgmt          For                            For
       and the Directors' report for the year 2007

2.     Re-appoint Messrs. N. Dankner, E. Cohen, S.               Mgmt          For                            For
       Livnat, I. Manor, A. Kaplan, A. Eran, A. Sadeh,
       Lior Hans, J. Dauber as the Officiating Directors;
       the External Directors continue in office by
       provision of law

3.     Re-appoint the Accountant-Auditors for the year           Mgmt          For                            For
       2008 and authorize the Board to fix their fees

4.     Approve to increase the amount of cover of the            Mgmt          For                            For
       basic D&O Insurance Policy that the Company
       is permitted to purchase to a maximum of USD
       40 million




--------------------------------------------------------------------------------------------------------------------------
 CLAL INSURANCE ENTERPRISES HOLDINGS LTD, TEL AVIV-JAFFA                                     Agenda Number:  701923270
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2447P107
    Meeting Type:  EGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  IL0002240146
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the discussion of the financial statements        Mgmt          For                            For
       and the Directors report for the year 2008

2.     Re-appoint the Accountant Auditors and authorize          Mgmt          For                            For
       the Board to fix their fees

3.     Re-appoint Messrs. A. Kaplan, E. Cohen, N. Dankner,       Mgmt          For                            For
       I. Manor, L. Hannes, A. Sadeh and S.Livnat
       as the Officiating Directors

4.     Amend the Articles so as to specify by whom               Mgmt          For                            For
       may transactions with officers in the ordinary
       course of business and to negate the authority
       of officers to approve the terms of employment
       of officers of the Company




--------------------------------------------------------------------------------------------------------------------------
 CLICKS GROUP LIMITED                                                                        Agenda Number:  701939196
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5549H125
    Meeting Type:  OGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  ZAE000014585
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

s.1    Amend Section 44 of the Companies Act 1973 (Act           Mgmt          For                            For
       61 of 1973) (Companies Act), the name of the
       Company changed from New Clicks Holdings Limited
       to Clicks Group Limited, with effect from the
       date of registration of this special resolution
       number I by the Registrar of Companies and
       that the Memorandum of Association of the Company

s.2    Amend by the insertion of Article 141 after               Mgmt          For                            For
       existing Article 140 of the Articles of Association
       of the Company

s.3    Amend the Articles of Association of the Company          Mgmt          For                            For
       as specified

s.4    Authorize the Directors as a specific approval            Mgmt          For                            For
       in terms of Section 85 of the Companies Act,
       as amended and in terms of the Listings Requirements
       of the JSE, to approve and implement the repurchase,
       at the offer price [being the volume weighted
       average traded price of the company's ordinary
       shares on the JSE over the 5 trading days commencing
       on Monday, 18 MAY 2009, and ending on Friday,
       22 MAY 2009 plus a 5% premium thereon] of the
       New Clicks shares of those odd lot holders
       who elect, pursuant to the odd lot offer [the
       details of which are contained in this circular
       to shareholders dated Monday, 4 MAY 2009],
       to sell their odd lot holding to the Company
       or who do not make an election, and which ordinary
       shares will be cancelled as issued shares delisted
       and restored to the status of authorized ordinary
       shares

s.5    Authorize the Directors a specific approval               Mgmt          For                            For
       in terms of 5.67 of the Listings Requirements
       of the JSE, to approve and implement the allotment
       and issue for cash of a maximum of 700 000
       of the authorized but unissued shares in the
       capital of the Company to New Clicks South
       Africa Limited, in 1 or more tranches, prior
       to the next AGM of the Company, for a subscription
       consideration of ZAR 0.0l and a premium thereon
       of ZAR 356.99 each, and on the terms as contained
       in the circular to shareholders dated Monday
       04 MAY 2009, (the Specific Issuance) subject
       to the Companies Act and the Articles of Association
       of the Company and the Listings Requirements
       of the JSE as presently constituted and as
       they may be amended from time to time; the
       specific issuance is a specific repurchase
       of securities as contemplated by 5.67 of the
       Listings Requirements

o.1    Authorize the Directors of the Company to empowered,      Mgmt          For                            For
       to make and implement an odd lot o to shareholders
       holding less than 100 ordinary shares in the
       Company on Friday, 26 JUN 2009 according to
       the terms and conditions of an odd lot offer
       contained in the circular to shareholders dated
       Monday, 04 MAY 2009 which has been approved
       by the JSE

o.2    Authorize the Directors of the Company by way             Mgmt          For                            For
       of a specific authority to issue for cash of
       a maximum of 700 000 (seven hundred thousand)
       authorized, but unissued shares in the capital
       of the Company to New Clicks South Africa (Ety)
       Limited for a subscription consideration of
       ZAR 0.01 (one cent) and a premium thereon of
       ZAR 356.99 each, to be issued and allotted
       by the Directors in 1 or more tranches, prior
       to the next AGM of the Company, subject to
       the Companies Act, the Articles of Association
       of the Company and the Listings Requirements
       of the JSE as presently constituted and as
       they may be amended from time to time

o.3    Authorize the Director or Officer of the Company          Mgmt          For                            For
       to take all such steps and sign all such documents
       as are necessary to give effect to the resolutions
       passed at this general meeting




--------------------------------------------------------------------------------------------------------------------------
 CMC MAGNETICS CORP                                                                          Agenda Number:  701969365
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1661J109
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002323003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 550458 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of buyback treasury stock                      Non-Voting    No vote

A.4    The procedures of transferring buyback treasury           Non-Voting    No vote
       stocks to employees

A.5    The status of assets impairment                           Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve the adjustment to the investment quota            Mgmt          For                            For
       in People's Republic of China

B.6    Approve the issuance of new shares via private            Mgmt          For                            For
       placement at appropriate time

B71.1  Elect Mr. Wong, Ming-Sian/ID No. D100772112               Mgmt          For                            For
       as a Director

B71.2  Elect Mr. Yang, Ya-Siou/ID No. D200757395 as              Mgmt          For                            For
       a Director

B71.3  Elect Mr. Guo, Jyun-Huei/ID No. P100203353 as             Mgmt          For                            For
       a Director

B71.4  Elect Mr. Cai Wong, Ya-Li/ID No. E201557658               Mgmt          For                            For
       as a Director

B71.5  Elect Mr. Cai, Zong-Han/ID No. D120886180 as              Mgmt          For                            For
       a Director

B71.6  Elect Mr. Chen, Sian-Tai/ID No. D100506234 as             Mgmt          For                            For
       a Director

B71.7  Elect Mr. Zeng, Yi-An/ID No. D120652273 as a              Mgmt          For                            For
       Director

B72.1  Elect Mr. Li, Mei-Ying/ID No. C220451811 as               Mgmt          For                            For
       a Supervisor

B72.2  Elect Mr. Ye, Min-Jheng/ID No. S101836055 as              Mgmt          For                            For
       a Supervisor

B.8    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.9    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CNOOC LTD                                                                                   Agenda Number:  701902163
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1662W117
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  HK0883013259
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

A.1    Receive and approve the audited statement of              Mgmt          For                            For
       accounts together with the report of the Directors
       and Independent Auditors report thereon for
       the YE 31 DEC 2008

A.2    Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

A.3.1  Re-elect Mr. Wu Guangqi as an Executive Director          Mgmt          For                            For

A.3.2  Re-elect Mr. Cao Xinghe as a Non-executive Director       Mgmt          For                            For

A.3.3  Re-elect Mr. Wu Zhenfang as a Non-executive               Mgmt          For                            For
       Director

A.3.4  Re-elect Dr. Edgar W.K. Cheng as an Independent           Mgmt          For                            For
       Non-Executive Director

A.3.5  Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of each of the Directors

A.4    Re-appoint the Company's Independent Auditors             Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration

B.1    Authorize the Directors, subject to this resolution,      Mgmt          For                            For
       during the Relevant Period [as hereinafter
       specified], to repurchase shares in the capital
       of the Company on The Stock Exchange of Hong
       Kong Limited [the Stock Exchange] or on any
       other exchange on which the shares of the Company
       may be listed and recognized by the Securities
       and Futures Commission of Hong Kong and The
       Stock Exchange for this purpose [Recognized
       Stock Exchange], subject to and in accordance
       with all applicable Laws, Rules and regulations
       and the requirements of the Rules Governing
       the Listing of Securities on the Stock Exchange
       of Hong Kong Limited [the Listing Rules], or
       of any other Recognized Stock Exchange and
       the articles of association [the Articles]
       of the Company; the aggregate nominal amount
       of shares of the Company which the Company
       is authorized to repurchase pursuant to the
       approval in this resolution shall not exceed
       10% of the aggregate nominal amount of the
       share capital of the Company in issue as at
       the date of the passing of this resolution;
       and [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next annual
       general meeting of the Company is required
       by any applicable laws or the Articles of the
       Company to be held]

B.2    Authorize the Directors, subject to the following         Mgmt          For                            For
       provisions of this resolution, during the Relevant
       Period [as hereinafter specified], to allot,
       issue and deal with additional shares in the
       capital of the Company and to make or grant
       offers, agreements and options [including bonds,
       notes, warrants, debentures and securities
       convertible into shares of the Company] which
       would or might require the exercise of such
       powers be and is hereby generally and unconditionally
       approved; to make or grant offers, agreements
       and options [including bonds, notes, warrants,
       debentures and securities convertible into
       shares of the Company] which would or might
       require the exercise of such powers after the
       end of the Relevant Period; the aggregate nominal
       amount of share capital of the Company allotted
       or agreed conditionally or unconditionally
       to be allotted, issued or dealt with [whether
       pursuant to an option or otherwise] by the
       Directors pursuant to the approval in this
       resolution, otherwise than pursuant to: i)
       a Rights Issue [as hereinafter specified];
       ii) an issue of shares pursuant to any specific
       authority granted by shareholders of the Company
       in general meeting, including upon the exercise
       of rights of subscription or conversion under
       the terms of any warrants issued by the Company
       or any bonds, notes, debentures or securities
       convertible into shares of the Company; iii)
       an issue of shares pursuant to the exercise
       of any option granted under any share option
       scheme or similar arrangement for the time
       being adopted by the Company and/or any of
       its subsidiaries; iv) any scrip dividend or
       similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend on shares of the Company in accordance
       with the Articles of the Company; or v) any
       adjustment, after the date of grant or issue
       of any options, rights to subscribe or other
       securities referred to above, in the price
       at which shares in the Company shall be subscribed,
       and/or in the number of shares in the Company
       which shall be subscribed, on exercise of relevant
       rights under such options, warrants or other
       securities, such adjustment being made in accordance
       with, or as contemplated by, the terms of such
       options, rights to subscribe or other securities,
       shall not exceed 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue as at the date of the passing of this
       resolution; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next annual general meeting of the Company
       is required by any applicable laws or the Articles
       of the Company to be held]

B.3    Authorize the Directors, subject to the passing           Mgmt          For                            For
       of the Resolutions Numbered B.1 and B.2, to
       allot, issue and deal with additional shares
       of the Company pursuant to Resolution Numbered
       B.2 be and hereby extended by the addition
       to it of an amount representing the aggregate
       nominal amount of the shares in the capital
       of the Company which are repurchased by the
       Company pursuant to and since the granting
       to the Company of the general mandate to repurchase
       shares in accordance with resolution numbered
       B1 set out in this notice, provided that such
       extended amount shall not exceed 10% of the
       aggregate nominal amount of the share capital
       of the Company in issue as at the date of the
       passing of this resolution

S.C.1  Amend Article 85 of the Articles of Association           Mgmt          For                            For
       of the Company as specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE TEXT OF THE COMMENT. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 COCA-COLA FEMSA SAB DE CV                                                                   Agenda Number:  701830045
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2861Y136
    Meeting Type:  OGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  MXP2861W1067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Board of Directors,             Mgmt          For                            For
       presentation of the financial statements of
       Coca-Cola Femsa S.A.B. DE C.V., for the 2008
       FY, report of the Chairperson of the Board
       of Directors and the opinion of the Board of
       Directors concerning the content of the report
       of the Chairperson of the Board of Directors
       as well as the reports of the Chairpersons
       of the Audit and Corporate Practices committees,
       under the terms of Article 172 of the General
       Mercantile Company Law and the applicable provisions
       of the Securities Market Law

2.     Receive the report concerning the compliance              Mgmt          For                            For
       with the, in accordance with that which is
       provided in Article 86[xx] of the Income Tax
       Law

3.     Approve the allocation of the profits account             Mgmt          For                            For
       for the 2008 FY, in that which includes a declaration
       on payment of a Cash Dividend, in the amount
       of MXN 0.7278 for each share in circulation

4.     Approve to set as the maximum amount of funds             Mgmt          For                            For
       that may be allocated to the purchase of the
       Company's own shares, the amount of MXN 400,000,000.00,
       under the terms of Article 56 of the Securities
       Market Law

5.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and Secretaries, full and alternate, qualification
       of their independence, under the terms of the
       Securities Market Law, and setting of their
       compensation

6.     Approve the Membership of these committees -              Mgmt          For                            For
       [I] Finance And Planning, [II] Audit and [III]
       Corporate Practices, designation of the Chairperson
       of each one of these and setting of their compensation

7.     Approve the nomination of the Delegates to carry          Mgmt          For                            For
       out and formalize the resolutions of the General
       Meeting

8.     Approve the Minutes of the General Meeting                Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 COLBUN SA                                                                                   Agenda Number:  701882791
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2867K130
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CLP3615W1037
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve to leave without effect the unallocated           Mgmt          For                            For
       part of the capital increase agreed to by the
       21st EGM of shareholders of the Company, held
       on 14 MAR 2008, leaving this increase reduced
       to the part actually subscribed for and paid
       in of the corresponding shares, issued by the
       Board of Directors on 19 MAR 2008, recorded
       in the securities register on 14 MAY 2008,
       under number 832

II.    Approve to resolve on changing the currency               Mgmt          For                            For
       in which the share capital is expressed, without
       altering the number of shares into which it
       is divided, from CLP, the legal currency of
       the republic of Chile, to USD of the United
       States of America, so as to adapt it to the
       requirements of the international financial
       reporting standards, under which the accounting
       information of the Company will be maintained
       and its financial statements will be issued
       and presented, under the terms to which the
       general meeting agrees, amending the corporate
       bylaws to this effect

III.   Approve to pass all resolutions necessary to              Mgmt          For                            For
       make concrete and carry out that which has
       been agreed by the general meeting




--------------------------------------------------------------------------------------------------------------------------
 COLBUN SA                                                                                   Agenda Number:  701884909
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2867K130
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CLP3615W1037
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the situation of the Company and report           Mgmt          For                            For
       of the outside Auditors and of the Accounts
       Inspectors

II.    Approve the annual report from the Board of               Mgmt          For                            For
       Directors and the financial statements to 31
       DEC 2008

III.   Approve the distribution of profits and payment           Mgmt          For                            For
       of dividends

IV.    Approve the investments and borrowing Policy              Mgmt          For                            For
       of the Company

V.     Approve the policies and procedures concerning            Mgmt          For                            For
       profits and dividends

VI.    Approve the designation of Outside Auditors               Mgmt          For                            For
       for the 2009

VII.   Approve the designation of accounts inspectors            Mgmt          For                            For
       and their remuneration

VIII.  Elect the Board of Directors                              Mgmt          For                            For

IX.    Approve to set the remuneration of the Members            Mgmt          For                            For
       of the Board of Directors

X.     Receive the report on the activities of the               Mgmt          For                            For
       Committee of Directors

XI.    Approve the setting of the remuneration of the            Mgmt          For                            For
       Committee of Directors and determination of
       its budget

XII.   Approve the information concerning the resolutions        Mgmt          For                            For
       of the Board of Directors related to acts and
       contracts governed by Article 44 of Law Number
       18046

xiii.  Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 COLGATE-PALMOLIVE (INDIA) LTD, MUMBAI                                                       Agenda Number:  701654623
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1673X104
    Meeting Type:  AGM
    Meeting Date:  17-Jul-2008
          Ticker:
            ISIN:  INE259A01022
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2008 and the profit and loss account for
       the YE on that date and the reports of the
       Directors and the Auditors

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. J.K. Setna as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. V.S. Mehta as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration




--------------------------------------------------------------------------------------------------------------------------
 COLGATE-PALMOLIVE (INDIA) LTD, MUMBAI                                                       Agenda Number:  701707727
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1673X104
    Meeting Type:  AGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  INE259A01022
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit and loss account
       for the YE 31 MAR 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Appoint Messrs. Price Waterhouse & Co, Chartered          Mgmt          For                            For
       Accountants, as the Auditors of the Company
       to hold office from the conclusion of the 11th
       to the 12th AGM on a remuneration to be determined
       by the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 COMARCH S.A., KRAKOW                                                                        Agenda Number:  701975320
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1450R107
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  PLCOMAR00012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Elect the voting commission                               Mgmt          No Action

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the speech by the Supervisory Board's             Mgmt          No Action
       Chairman

6.     Approve the speech by the Management Board's              Mgmt          No Action
       Chairman

7.     Approve to review the Company's Managing Bodies           Mgmt          No Action
       Reports, the financial statement of the Company
       and of the consolidated financial statement
       of the Capital Group for 2008

8.1    Approve the financial statement for 2008                  Mgmt          No Action

8.2    Approve the Management Board's report on Company's        Mgmt          No Action
       activity in 2008

8.3    Approve the Supervisory Board's report on its             Mgmt          No Action
       activity for 2008 and its evaluation of the
       Management Board's report on the Company s
       activity in 2008 and of the financial statement
       for 2008

8.4    Approve the consolidated financial statement              Mgmt          No Action
       of the Capital Group for 2008

8.5    Approve the Management Board's report on the              Mgmt          No Action
       activity of the Capital Group for 2008

8.6    Approve the Supervisory Board's report on its             Mgmt          No Action
       evaluation of the Management Board's report
       on the activity of the Capital Group in 2008
       and of the consolidated financial statement
       for 2008

8.7    Approve the allocation of profits for 2008                Mgmt          No Action

8.8    Approve the vote acceptance to the Management             Mgmt          No Action
       Board Members for 2008

8.9    Approve the vote acceptance to the Supervisory            Mgmt          No Action
       Board Members for 2008

8.10   Amend the Company's Statute                               Mgmt          No Action

9.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 COMMERCIAL INTL BK EGYPT S A E                                                              Agenda Number:  701814180
--------------------------------------------------------------------------------------------------------------------------
        Security:  M25561107
    Meeting Type:  AGM
    Meeting Date:  05-Mar-2009
          Ticker:
            ISIN:  EGS60121C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Receive the Board of Directors report on the              Mgmt          No Action
       Company activity for the fiscal period ended
       31 DEC 2008

2.     Receive the Auditor report on the balance sheet           Mgmt          No Action
       and income statement and other financial statements
       for the FYE 31 DEC 2008

3.     Approve the balance sheet and income statement            Mgmt          No Action
       and other financial statements for the FYE
       31 DEC 2008

4.     Approve the Profit Distribution Scheme for the            Mgmt          No Action
       fiscal period ending 31 DEC 2008

5.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       and to determine their bonuses for the FYE
       31 DEC 2008

6.     Approve to hire the Auditors for the FY ending            Mgmt          No Action
       on 31 DEC 2009 and to determine their fees

7.     Authorize the Board of Directors to make donations        Mgmt          No Action
       in the year 2009

8.     Approve to announce the annual bonus decided              Mgmt          No Action
       by the Board of Directors for the Sub Committees

9.     Approve to announce the changes in the Board              Mgmt          No Action
       of Directors formation occurred since the last
       held general meeting




--------------------------------------------------------------------------------------------------------------------------
 COMPAL ELECTRONICS INC                                                                      Agenda Number:  701990512
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y16907100
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002324001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 548799 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 1.5 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus and capital reserves,
       proposed stock dividend: 2 for 1,000 shares
       held, proposed bonus issue: 3 for 1,000 shares
       held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B81.1  Elect Mr. Hsu, Sheng-Hsiung/Shareholder No:               Mgmt          For                            For
       23 as a Director

B81.2  Elect Mr. Medica John Kevin/Shareholder No:               Mgmt          For                            For
       562334 as a Director

B81.3  Elect Mr. Chen, Jui-Tsung/Shareholder No: 83              Mgmt          For                            For
       as a Director

B81.4  Elect Mr. Hsu, Wen-Being/Shareholder No: 15               Mgmt          For                            For
       as a Director

B81.5  Elect Mr. Shen, Wen-Chung/Shareholder No: 19173           Mgmt          For                            For
       as a Director

B81.6  Elect Mr. Lin, Kuang-Nan/Shareholder No: 57               Mgmt          For                            For
       as a Director

B81.7  Elect Kinpo Electronics, Inc./Shareholder No:             Mgmt          For                            For
       85 as a Director

B81.8  Elect Mr. Chang, Yung-Ching/Shareholder No:               Mgmt          For                            For
       2024 as a Director

B81.9  Elect Mr. Wong, Chung-Pin/Shareholder No: 1357            Mgmt          For                            For
       as a Director

B8110  Elect Mr. Kung, Shao-Tsu/Shareholder No: 2028             Mgmt          For                            For
       as a Director

B8111  Elect Mr. Hsu, Chiung-Chi/Shareholder No: 91              Mgmt          For                            For
       as a Director

B8112  Elect Mr. Wea, Chi-Lin/Id No: J100196868 as               Mgmt          For                            For
       a Director

B82.1  Elect Mr. Ko, Charng-Chyi/Shareholder No: 55              Mgmt          For                            For
       as a Supervisor

B82.2  Elect Mr. Chou, Yen-Chia/Shareholder No: 60               Mgmt          For                            For
       as a Supervisor

B82.3  Elect Mr. Hsu, Sheng-Chieh/Shareholder No: 3              Mgmt          For                            For
       as a Supervisor

B.9    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.10   Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA BRASILEIRA DE DISTRIBUICAO, SAO PAULO                                             Agenda Number:  701911756
--------------------------------------------------------------------------------------------------------------------------
        Security:  P30558111
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRPCARACNPR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES ''IN FAVOR'' AND ''AGAINST"        Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTIONS D AND E ONLY THANK YOU.

A.     To take knowledge of the Director's accounts              Non-Voting    No vote
       to examine discuss and approve the Company's
       consolidated financial statement for the FYE
       31 DEC 2008

B.     To approve the distribution of net profits from           Non-Voting    No vote
       the 2008 FY

C.     To set the total annual remuneration for the              Non-Voting    No vote
       Members of the Board of Director's

D.     Approve the resignation of the Members of Board           Mgmt          For                            For
       of Director's and elect their replacements

E.     Approve the proposal from the Executive Committee         Mgmt          For                            For
       for the amendment of Chapter IV of the Corporate
       By Laws which proposes that the Finance Committee
       be a permanently functioning body and consequently
       the election of its Member's, both full and
       alternate with the setting of their compensation,
       the subsequent Articles should be re-numbered
       if the proposal is approved by the shareholder's




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE BEBIDAS DAS AMERS - AMBEV                                                      Agenda Number:  701861280
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0273S127
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  BRAMBVACNPR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM IV ONLY. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Receive the accounts of the Board of Directors,           Non-Voting    No vote
       examine, discuss and vote on the financial
       statements regarding the 2008 FY

II.    Approve to decide on the allocation of the net            Non-Voting    No vote
       profit for the FY, as well as to ratify the
       allocation of interest over own capital and
       dividends approved by the Board of Directors
       in meetings held on 03 APR 2008, 11 JUL 2008,
       24 SEP 2008 and 22 DEC 2008

III.   Ratify the amounts paid on account of total               Non-Voting    No vote
       remuneration attributed to the Members of the
       Board of Directors of the Company for the 2008
       FY and to set the total remuneration of the
       Members of the Board of Directors for the 2009
       FY

IV.    Elect the Members of the Fiscal Committee of              Mgmt          For                            For
       the Company and their respective substitutes
       for the 2009 FY and set their total remuneration
       for the 2009 FY




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE BEBIDAS DAS AMERS - AMBEV                                                      Agenda Number:  701873071
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0273S127
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  BRAMBVACNPR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

I.     To approve an increase of the share capital               Non-Voting    No vote
       of the Company, in the amount of BRL 101,322,170.37,
       corresponding to the capitalization of 70%
       of the tax benefit received by the Company
       with the partial amortization of the special
       premium reserve in the 2008 FY, in accordance
       with the terms of the main part of the Article
       7 of National Securities Commission instruction
       number 31999, through the issuance of 803,660
       common shares and 388,967 preferred shares,
       at the issue price of BRL 80.14 and BRL 94.91,
       respectively, which will be subscribed for
       and paid in by Interbrew International B.V.
       and Ambrew SA, both subsidiaries of Anheuser-Busch
       Inbev N.V.S.A, which is the parent Company
       of the Company, with the preemptive right in
       the subscription of up to 282,765 common shares
       and up to 455,906 preferred shares being assured
       to the other shareholders, in the proportion
       of 0.314536611% of the respective ownership
       interests held on the day that this general
       meeting is held, with each share type being
       observed, for the same price indicated above,
       for payment in money at the time of subscription,
       in accordance with the proposal from the Management

II.    To approve a new capital increase of the Company          Non-Voting    No vote
       in the amount of BRL 43,423,815.89, corresponding
       to the capitalization of 30% of the tax benefit
       received by the Company with the partial amortization
       of the special premium reserve in the 2008
       FY, without the issuance of new shares

III.   In virtue of the decisions referred to in items           Non-Voting    No vote
       I and II above, to give new wording to the
       Article 5 of the Corporate Bylaws

IV.    To amend paragraph 2 of the Article 19 of the             Non-Voting    No vote
       Corporate Bylaws, in such a way as to make
       it possible that the Committees created by
       the Board of Directors also have Members who
       do not belong to the Board of Directors

V.     To amend the Corporate Bylaws to extinguish               Non-Voting    No vote
       the position of Director General for North
       America, as well as to rename the position
       of Director General for Latin America, which
       will come to be called the Director General
       and which will belong to the Chief Executive
       Officer of the Company

VI.    As a result of the decisions referred to in               Non-Voting    No vote
       item V above, to give new wording to the Articles
       25, 26 and 28 of the Corporate Bylaws of the
       Company and to approve their consolidation

VII.   To examine, discuss and approve the protocol              Non-Voting    No vote
       and justification of merger having as its purpose
       the merger, by the Company, of its wholly-owned
       subsidiary Goldensand Comercio E Servicos,
       Sociedade Unipessoal LDA, Madeira free trade
       zone established under the Laws of the republic
       of Portugal Goldensand, which was signed by
       the Management of the Company and of Goldensand
       on 20 FEB 2009

VIII.  To ratify the hiring of a specialized Company             Non-Voting    No vote
       responsible for the preparation of the valuation
       report for the assets of Goldensand to be merged,
       at book value, by the Company valuation report

IX.    To examine and approve the valuation report               Non-Voting    No vote
       and the merger referred to in Item VII above

X.     To authorize the Managers of the Company to               Non-Voting    No vote
       do all the acts necessary for the implementation
       and formalization of the merger referred to
       in item VIII above




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PAULO -SABESP                               Agenda Number:  701652047
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8228H104
    Meeting Type:  EGM
    Meeting Date:  28-Jul-2008
          Ticker:
            ISIN:  BRSBSPACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Amend the Corporate Bylaws that will amend and            Mgmt          For                            For
       renumber the Chapters and the Articles in the
       following manner: Chapter I Articles 1 and
       2, Chapter II Articles 3 and 4, Chapter III
       Article 5, Chapter IV Article 6, Chapter V
       Articles 7, 8, 9, 10, 11, 12, 13 and 14, Chapter
       VI Articles 15, 16, 17, 18 and 19, Chapter
       VII Articles 20, 21 and 22, Chapter VIII Articles
       23, 24, 25, 26 and 27, Chapter IX Articles
       28 and 29, Chapter   X, Articles 30, Chapter
       XI Article 31, Chapter XII Articles 32, 33,
       34, 35, 36 and 37, Chapter XIII Article 38,
       Chapter XIV Articles 39, 40, 41, 42 and 43,
       Chapter XV Article 44 and Chapter XVI Articles
       45 and 46

2.     Elect a Member of the Board of Directors                  Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PAULO -SABESP                               Agenda Number:  701847797
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8228H104
    Meeting Type:  EGM
    Meeting Date:  13-Apr-2009
          Ticker:
            ISIN:  BRSBSPACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Elect the Member of the Board of Directors                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PAULO -SABESP                               Agenda Number:  701872144
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8228H104
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRSBSPACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND "AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Ratify the codec option number 200.2008, which            Mgmt          For                            For
       deals with the annual leave of the Executive
       officers of the Companies controlled by the
       government




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PAULO -SABESP                               Agenda Number:  701872168
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8228H104
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRSBSPACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Approve to take cognizance of the accounts of             Mgmt          For                            For
       the Administrators and financial statements
       accompanied by the opinions of the finance
       committee and External Auditors, relating to
       the 2008 FY, in accordance with the report
       of the Administration, the balance sheet and
       corresponding explanatory notes

II.    Approve the destination of the YE results of              Mgmt          For                            For
       2008

III.   Elect the Members of the Finance Committee                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA ENERGETICA DE MINAS GERAIS                                                        Agenda Number:  701656514
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R102
    Meeting Type:  EGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  BRCMIGACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Amend the composition of the Board of Directors           Mgmt          For                            For
       as a result of the resignation or the substitution
       of Members, as requested by the shareholder
       Southern Eletric Brasil Participacoes LTDA.,
       in correspondence filed at the Company

2.     Approve the instruction of the vote for the               Mgmt          For                            For
       representative of Companhia Energetica De Minas
       Gerais at the EGM of Cemig Distribuicao S.A.,
       to be held on 24 JUL 2008

3.     Approve the instruction of the vote for the               Mgmt          For                            For
       representative of Companhia Energetica De Minas
       Gerais at the EGM of Cemig Geracaoe Transmissao
       S.A., to be held on 24 JUL 2008




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA ENERGETICA DE MINAS GERAIS                                                        Agenda Number:  701664585
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R110
    Meeting Type:  EGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  BRCMIGACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     Change in the composition of the Board of Directors,      Non-Voting    No vote
       as a result of resignation or substitution
       of the Members, as requested by the stockholder
       Southern Electric Brazil Participacoes Ltda.,
       in correspondence filed at the Company

2.     Orientation of vote, for the representative               Non-Voting    No vote
       of Companhia Energetica de Minas Gerais at
       the EGM of the stockholders of Cemig Distribuicao
       S.A., to be held on 24 JUL 2008

3.     Orientation of vote, for the representative               Non-Voting    No vote
       of the Companhia Energetica De Minas Gerais
       at the EGM of the Stockholders of Cemig Geracao
       E Transmissao S.A., to be held on 24 JUL 2008




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA ENERGETICA DE MINAS GERAIS                                                        Agenda Number:  701668507
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R102
    Meeting Type:  EGM
    Meeting Date:  01-Sep-2008
          Ticker:
            ISIN:  BRCMIGACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the objective of discussing the establishment,    Mgmt          For                            For
       for the 2008 FY, of the consolidated amount
       of funds allocated for capital investments
       and for the acquisition of any assets, limited,
       at the most, to the equivalent of 55% of the
       Company's Ebitda Profit before Interest, Taxes,
       Depreciation and Amortization

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA ENERGETICA DE MINAS GERAIS                                                        Agenda Number:  701951801
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R102
    Meeting Type:  EGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  BRCMIGACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

1.     Approve the nomination of the specialized Company         Mgmt          For                            For
       Hirashima and Associados Consultoria EM Transacoes
       Societarias LTDA, for the preparation of an
       evaluation report on the assets of Terna Participacoes
       S.A

2.     Approve the economic financial evaluation report          Mgmt          For                            For
       on the assets of Terna Participacoes S.A. prepared
       by Hirashima and Associados Consultoria EM
       Transacoes Societarias LTDA, in APR 2009, with
       the base date of 31 DEC 2008, under the terms
       of Article 8, 1 and 6 of law number 6404 1976

3.     Ratify the signing, by Cemig, as consenting               Mgmt          For                            For
       party and guarantor of all Cemig Geracao E
       Transmissao S.A., obligations under the share
       purchase and sale contract entered into between
       Cemig GT and Terna SPA, of which the purpose
       is the acquisition of 173,527,113 common shares
       of Terna Participacoes S.A.

4.     Approve the guidance for the vote for the representative  Mgmt          For                            For
       of the Company in the EGM of Cemig Geracao
       E Transmissao S.A., specially called under
       the terms and for the effects of Article 256
       of law number 6404 1976

5.     Authorize the Company to invest in the acquisition        Mgmt          For                            For
       of assets, so as to have, in the year 2009,
       an investments acquisitions Ladija Index of
       up to the limit of 125 % limit, an amount greater
       than the bylaw imposed limit




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA ENERGETICA DE MINAS GERAIS                                                        Agenda Number:  701957497
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R110
    Meeting Type:  EGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  BRCMIGACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     Approve the nomination of the specialized Company         Non-Voting    No vote
       Hirashima and Associados Consultoria Em Transacoes
       Societarias Ltda, for the preparation of an
       evaluation report on the assets of terna Participacoes
       S.A

2.     Approve the economic financial evaluation report          Non-Voting    No vote
       on the assets of Terna Participacoes S.A. prepared
       by Hirashima and Associados Consultoria Em
       Transacoes Societarias Ltda, in APR 2009, with
       the base date of 31 DEC 2008, under the terms
       of Article 8, 1 and 6 of Law number 6404/1976

3.     Ratify the signing, by Cemig, as consenting               Non-Voting    No vote
       party and guarantor of all Cemig Geracao E
       Transmissao S.A., obligations under the share
       purchase and sale contract entered into between
       Cemig Gt and Terna Spa, of which the purpose
       is the acquisition of 173,527,113 common shares
       of Terna Participacoes S.A

4.     Guidance for the vote for the representative              Non-Voting    No vote
       of the Company in the EGM of Cemig Geracao
       E Transmissao S.A., specially called under
       the terms and for the effects of Article 256
       of Law number 6404/1976,

5.     Authorize the Company may invest in the acquisition       Non-Voting    No vote
       of assets, so as to have, in the year 2009,
       an investments acquisitions Ladija index of
       up to the limit of 125% limit, an amount greater
       than the By law imposed limit




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA ENERGETICA DE SAO PAULO                                                           Agenda Number:  701905993
--------------------------------------------------------------------------------------------------------------------------
        Security:  P25784193
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRCESPACNPB4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THE VOTES IN FAVOR 'AND' AGAINST         Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEMS 4 AND 5 ONLY. THANK YOU.

1.     To take the accounts of the Director's and financial      Non-Voting    No vote
       statements relating to FYE 31 DEC 2008

2.     No distribution of dividends to the shareholders          Non-Voting    No vote
       for the 2008 FY in light of the loss

3.     The use of part of the capital reserves to absorb         Non-Voting    No vote
       the balance of the accumulated losses account,
       in accordance with Article 200, Line I of Law
       6404/76

4.     Elect the Members of the Board of Directors               Mgmt          For                            For

5.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       your respective substitute




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA PARANAENSE DE ENERGIA - COPEL                                                     Agenda Number:  701778562
--------------------------------------------------------------------------------------------------------------------------
        Security:  P30557139
    Meeting Type:  EGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  BRCPLEACNPB9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     The majority shareholders to decide on filling            Non-Voting    No vote
       the vacancy in the Company's Fiscal Council
       caused by resignation




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA PARANAENSE DE ENERGIA - COPEL                                                     Agenda Number:  701817542
--------------------------------------------------------------------------------------------------------------------------
        Security:  P30557139
    Meeting Type:  OGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  BRCPLEACNPB9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "PLEASE NOTE THAT THESE SHARES HAVE NO VOTING             Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU"

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Creation of the Environment and Corporate Citizenship     Non-Voting    No vote
       Office and consequent amendment of Articles
       17 [to include one more office] and 21, item
       X [to relieve the CEO from the duties related
       to environment and social responsibility],
       and inclusion of Article 28 [establishing the
       responsibilities of the Environment and Corporate
       Citizenship Officer] in the Company's bylaws




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA PARANAENSE DE ENERGIA - COPEL                                                     Agenda Number:  701864476
--------------------------------------------------------------------------------------------------------------------------
        Security:  P30557139
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  BRCPLEACNPB9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 547005 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM 3 AND 4 ONLY. THANK YOU.

1.     To examine, discuss and to vote on the 2008               Non-Voting    No vote
       annual Management and sustainability report,
       balance sheet and other financial statements
       relating to the 2008 FY

2.     To discussion concerning the proposal of the              Non-Voting    No vote
       Executive Committee for allocation of the net
       profit verified in the 2008 FY in the amount
       of BRL 1.0787 million including payment of
       profit or result sharing and consequent distribution
       of profit in the amount of BRL 261.8 million,
       in the following manner, a] dividends, in the
       gross amount of BRL 33,833,991.11, to be distributed
       as follows BRL 0.11796 per common share on,
       BRL 0.21060 per class a preferred share PNA,
       and BRL 0.12979 per Class B preferred share
       PNB; interest on own capital in substitution
       to dividends, in the gross amount of BRL 228,0
       million, to be distributed as follows BRL 0.79493
       per common share on, BRL 1.41919 per class
       a preferred share PNA, and BRL 0.87459 per
       Class B preferred share PNB

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Elect the Members of the finance committee                Mgmt          For                            For

5.     To set the Director's and the finance committee           Non-Voting    No vote
       global remuneration

6.     To confirm the newspapers on which the company            Non-Voting    No vote
       will have its publications done under federal
       Law Number 6.404/76




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA SIDERURGICA NACIONAL                                                              Agenda Number:  701760969
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8661X103
    Meeting Type:  EGM
    Meeting Date:  03-Dec-2008
          Ticker:
            ISIN:  BRCSNAACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the cancellation of 10,800,000 shares             Mgmt          For                            For
       currently held in treasury, without a reduction
       of the share capital

2.     Amend the Article 5 of the Corporate By-laws              Mgmt          For                            For
       of the Company, to reflect the cancellation
       of the shares mentioned in the item 1

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA SIDERURGICA NACIONAL                                                              Agenda Number:  701781709
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8661X103
    Meeting Type:  EGM
    Meeting Date:  19-Dec-2008
          Ticker:
            ISIN:  BRCSNAACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Approve the reversion of the total amount of              Mgmt          For                            For
       the revaluation reserve, under the terms of
       law number 11638/2007 and national securities
       commission instruction 469/2008

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA SIDERURGICA NACIONAL                                                              Agenda Number:  701903622
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8661X103
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRCSNAACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve the financial statements relating to              Mgmt          For                            For
       the FYE on 31 DEC 2008

2.     Approve to decide regarding the allocation of             Mgmt          For                            For
       the net profit from the FYE on 31 DEC 2008,
       including the capital budget for the current
       year

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Approve to set the annual global remuneration             Mgmt          For                            For
       of the Administrators

5.     Approve to decide on the newspapers in which              Mgmt          For                            For
       Company notices will be published




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  701921719
--------------------------------------------------------------------------------------------------------------------------
        Security:  P96609139
    Meeting Type:  EGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  BRVALEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.     Approve to change the corporate name of the               Mgmt          For                            For
       Company to Vale S.A., with the consequent amendment
       of Article 1 of the corporate bylaws, which
       seeks to consolidate the new visual identity
       of the Company

2.     Amend the Article 5 of the corporate bylaws               Mgmt          For                            For
       to reflect the capital increase ratified at
       the meetings of the Board of Directors held
       on 22 JUL 2008 and 05 AUG 2008




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  701950378
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2605D109
    Meeting Type:  EGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 566687 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ALL ITEMS. THANK YOU.

1.     Approve to change the corporate name of the               Mgmt          For                            For
       Company to Vale S.A., with the consequent amendment
       of Article 1 of the Corporate Bylaws, which
       seeks to consolidate the new visual identity
       of the Company

2.     Amend the Article 5th of the Corporate Bylaws             Mgmt          For                            For
       to reflect the capital increase ratified at
       the meetings of the Board of Directors held
       on 22 JUL 2008 and 05 AUG 2008




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA COLOMBIANA DE INVERSIONES SA, BOGOTA                                               Agenda Number:  701682999
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3774N100
    Meeting Type:  OGM
    Meeting Date:  08-Sep-2008
          Ticker:
            ISIN:  COY60AO00015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the verification of the quorum                    Mgmt          For                            For

2.     Approve the agenda                                        Mgmt          For                            For

3.     Approve the designation of the Committee and              Mgmt          For                            For
       the meeting minutes

4.     Approve an Agreement for a merger by absorption           Mgmt          For                            For
       between Compania Colombiana De Inversiones
       S.A surviving Company, Antioquena De Inversiones
       S.A, Inversiones E Industria S.A and Compania
       Nacional De Inversiones LTDA, merged Companies

5.     Grant authority to carry out the acts necessary           Mgmt          For                            For
       to realize the merger




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA COLOMBIANA DE INVERSIONES SA, BOGOTA                                               Agenda Number:  701840185
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3774N100
    Meeting Type:  OGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  COY60AO00015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the verification of the quorum                    Mgmt          For                            For

2.     Approve the agenda                                        Mgmt          For                            For

3.     Approve the designation of the Committee and              Mgmt          For                            For
       sign the minutes

4.     Approve the management report from the Board              Mgmt          For                            For
       of Directors and the Chief Executive Officer

5.     Approve the reports from the Auditor                      Mgmt          For                            For

6.     Approve the general purpose financial statements,         Mgmt          For                            For
       both individual and consolidated, to 31 DEC
       2008, and other legally required documents

7.     Approve the management report from the Board              Mgmt          For                            For
       of Directors and the Chief Executive Officer,
       of the reports from the Auditor and of the
       general purpose financial statements, both
       individual and consolidated, to 31 DEC 2008,
       and other legally required documents

8.     Approve the plan for the distribution of profits          Mgmt          For                            For

9.     Elect the Board of Directors and setting of               Mgmt          For                            For
       compensation

10.    Elect the Auditor and setting of compensation             Mgmt          For                            For

11.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL; proposals from the shareholders




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA DE MINAS BUENAVENTURA S A                                                          Agenda Number:  701707929
--------------------------------------------------------------------------------------------------------------------------
        Security:  P66805147
    Meeting Type:  OGM
    Meeting Date:  06-Oct-2008
          Ticker:
            ISIN:  PEP612001003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the issuance of bonds and authorize               Mgmt          For                            For
       the Board of Directors to establish the final
       conditions of the same




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA DE MINAS BUENAVENTURA S A                                                          Agenda Number:  701828014
--------------------------------------------------------------------------------------------------------------------------
        Security:  P66805147
    Meeting Type:  OGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  PEP612001003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       31 MAR 2009 (AND A THIRD CALL ON 06 APR 2009).
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOUR 'AND' AGAINST            Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED ONLY
       VOTES IN FAVOUR AND/OR ABSTAIN OR AGAINST AND
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve the distribution or allocation of profits         Mgmt          For                            For

2.     Approve the Corporate Management [financial               Mgmt          For                            For
       statements and report from the Board of Directors]

3.     Approve the designation of Outside Auditors               Mgmt          For                            For
       for the 2009 FY




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA DE MINAS BUENAVENTURA S.A.A.                                                       Agenda Number:  932958056
--------------------------------------------------------------------------------------------------------------------------
        Security:  204448104
    Meeting Type:  Special
    Meeting Date:  06-Oct-2008
          Ticker:  BVN
            ISIN:  US2044481040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE ISSUANCE OF UNSECURED NOTES,               Mgmt          For
       AND DELEGATE THE POWER TO THE THE BOARD OF
       DIRECTORS TO FIX THE FINAL CONDITIONS FOR THE
       ISSUANCE, SUCH AS AMOUNT, TERM, PRICE AND OTHERS.




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA DE MINAS BUENAVENTURA S.A.A.                                                       Agenda Number:  933008876
--------------------------------------------------------------------------------------------------------------------------
        Security:  204448104
    Meeting Type:  Annual
    Meeting Date:  27-Mar-2009
          Ticker:  BVN
            ISIN:  US2044481040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE ANNUAL REPORT AS OF DECEMBER,              Mgmt          For
       31, 2008. A PRELIMINARY VERSION OF THE ANNUAL
       REPORT WILL BE AVAILABLE IN THE COMPANY'S WEB
       SITE HTTP://WWW.BUENAVENTURA.COM/IR/.

02     TO APPROVE THE FINANCIAL STATEMENTS AS OF DECEMBER,       Mgmt          For
       31, 2008, WHICH WERE PUBLICLY REPORTED AND
       ARE IN OUR WEB SITE HTTP://WWW.BUENAVENTURA.COM/IR/.

03     TO APPOINT ERNST AND YOUNG (MEDINA, ZALDIVAR,             Mgmt          For
       PAREDES Y ASOCIADOS) AS EXTERNAL AUDITORS FOR
       FISCAL YEAR 2009.

04     TO APPROVE THE PAYMENT OF A CASH DIVIDEND ACCORDING       Mgmt          For
       TO THE COMPANY'S DIVIDEND POLICY*.




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA DE TELECOMUNICACIONES DE CHILE                                                     Agenda Number:  932959844
--------------------------------------------------------------------------------------------------------------------------
        Security:  204449300
    Meeting Type:  Special
    Meeting Date:  07-Oct-2008
          Ticker:  CTC
            ISIN:  US2044493003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL TO MODIFY THE COMPANY'S BYLAWS, TO               Mgmt          For                            For
       REFLECT THE APPROVED AGREEMENTS, AS SET FORTH
       IN THE COMPANY'S NOTICE OF MEETING ENCLOSED
       HEREWITH. *

02     APPROVAL TO ADOPT THE NECESSARY PROCEDURES TO             Mgmt          For                            For
       FORMALIZE THE AGREEMENTS REACHED AT THE EXTRAORDINARY
       SHAREHOLDERS' MEETING.




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA DE TELECOMUNICACIONES DE CHILE                                                     Agenda Number:  932966940
--------------------------------------------------------------------------------------------------------------------------
        Security:  204449300
    Meeting Type:  Special
    Meeting Date:  28-Oct-2008
          Ticker:  CTC
            ISIN:  US2044493003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL TO MODIFY THE COMPANY'S BYLAWS, TO               Mgmt          For                            For
       REFLECT THE APPROVED AGREEMENTS, ITS TERMS
       AND CONDITIONS, AS SET FORTH IN THE COMPANY'S
       NOTICE OF MEETING ENCLOSED HEREWITH. *

02     APPROVAL TO ADOPT THE NECESSARY PROCEDURES TO             Mgmt          For                            For
       FORMALIZE THE AGREEMENTS REACHED AT THE EXTRAORDINARY
       SHAREHOLDERS' MEETING.




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA GENERAL DE ELECTRICIDAD SA CGE                                                     Agenda Number:  701886763
--------------------------------------------------------------------------------------------------------------------------
        Security:  P30632106
    Meeting Type:  EGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  CLP306321066
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to disregard the decision of increasing           Mgmt          For                            For
       the capital that was agreed at the EGM hold
       on 19 APR 2006 whose act was reduced to public
       writing on 10 MAY 2006, at the public notary
       office of Mr. Gonzalo De La Cuadra Fabres,
       corresponding to the part not subscribed and
       paid at the date of this meeting, and fixed
       in the amount of CLP 553,054,021.932, divided
       in 378,493.319 shares

2.     Approve to pronounce about an increase of the             Mgmt          For                            For
       social capital in the amount of CLP 132,000,000.000,
       or the amount that could be agreed during the
       session, by issuing 44,000.000 payment shares,
       without nominal value, which would be preferably
       offered to the shareholders of the corporation,
       to Prorrata, and based on the shares already
       registered under their names, as of the fifth
       working day prior to the date of the publication
       of the respective option

3.     Approve to modify the 4 permanent Article of              Mgmt          For                            For
       the Social By Laws, related to the Social Capital,
       and to establish a new Transitory Article

4.     Adopt the agreements, and powers of attorney              Mgmt          For                            For
       deemed necessary, in order to materialize,
       and make effective the decisions taken during
       this meeting




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA SUD AMERICANA DE VAPORES SA VAPORES                                                Agenda Number:  701793196
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3064M101
    Meeting Type:  OGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  CLP3064M1019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Approve to set aside or to make effective the             Mgmt          For                            For
       capital increase agreed in the extraordinary
       shareholders meeting on 25 APR 2008, in the
       portion still pending to be placed

2.     Approve to agree a new capital increase of the            Mgmt          For                            For
       society for the amount of 130 million USD or
       the amount that the meeting could agree during
       the session, by the issuance of new payment
       shares, this capital increase has to be subscribed
       and paid in a period of time of up to 3 years
       from the date scheduled for this meeting

3.     Adopt all other resolutions deemed necessary              Mgmt          For                            For
       in order to materialize and make effective
       all the decisions adopted during this shareholders
       extraordinary meeting




--------------------------------------------------------------------------------------------------------------------------
 CONTAINER CORPN OF INDIA LTD                                                                Agenda Number:  701673964
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1740A137
    Meeting Type:  AGM
    Meeting Date:  25-Aug-2008
          Ticker:
            ISIN:  INE111A01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2008, profit and loss account for the YE
       on that date and the reports of the Board of
       Directors and the Auditors thereon

2.     Approve the payment of interim dividend and               Mgmt          For                            For
       declare a dividend on equity shares for the
       FYE 31 MAR 2008

3.     Re-appoint Shri V.N. Mathur as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri Rakesh Mehrotra as a Director,            Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Shri Harpreet Singh as a Director,             Mgmt          For                            For
       who retires by rotation

6.     Appoint M/s. Hingorani M. & Co., Chartered Accountants,   Mgmt          For                            For
       as the Statutory Auditors of the Company for
       the FY 2007-2008, in terms of the order no.
       CA. V/COY/CENTRAL GOVT., CCIL(5)/234 dated
       06 AUG 2007 of C & AG of India

7.     Appoint Shri S.K. Das as a Director of the Company,       Mgmt          For                            For
       liable to retire by rotation, with effect from
       01 OCT 2007 in terms of Railway Board's order
       no. 2004/PL/51/3 dated 01 OCT 2007

8.     Appoint Shri Yash Vardhan as a Director of the            Mgmt          For                            For
       Company, liable to retire by rotation, with
       effect from 28 SEP 2007 in terms of Railway
       Board's order no. 2006/E(0)II/40/32 dated 28
       SEP 2007

9.     Appoint Shri S. Balachandran as a Director of             Mgmt          For                            For
       the Company, liable to retire by rotation,
       with effect from 01 JAN 2008 in terms of Railway
       Board's order no. 2005/PL/51/1 dated 01 JAN
       2008

10.    Appoint Shri V. Sanjeevi as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation, with
       effect from 01 JAN 2008 in terms of Railway
       Board's order no. 2005/PL/51/1 dated 01 JAN
       2008

11.    Appoint Shri Janat Shah as a Director of the              Mgmt          For                            For
       Company, liable to retire by rotation, with
       effect from 01 JAN 2008 in terms of Railway
       Board's order no. 2005/PL/51/1 dated 01 JAN
       2008




--------------------------------------------------------------------------------------------------------------------------
 CONTAX PARTICIPACOES S A                                                                    Agenda Number:  701778637
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3144E103
    Meeting Type:  EGM
    Meeting Date:  17-Dec-2008
          Ticker:
            ISIN:  BRCTAXACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS   TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

1.     Approve the cancellation of 52,337 common shares          Mgmt          For                            For
       and 861,664 preferred shares held in treasury,
       without a reduction in the share capital of
       the Company

2.     Amend, the wording of the main part of Article            Mgmt          For                            For
       5 of the Corporate ByLaws, as a result of the
       above mentioned cancellation of shares and
       of the reverse split of shares approved at
       the EGM held on 17 OCT 2007, for the purpose
       of adapting the number of shares into which
       the share capital of the Company is divided,
       Article 5 the share capital is BRL 223,873,116.10,
       divided into 14,942,685 shares, of which 5,772,435
       are common shares and 9,172,250 are preferred
       shares, all of them book-entry, nominative
       and with no par value

3.     Authorize the Executive Committee of the Company          Mgmt          For                            For
       to implement all the Acts necessary to make
       the cancellation of the common and preferred
       shares held in treasury effective

4.     Elect the alternate Member to the Board of Directors      Mgmt          For                            For
       to serve out a term in office




--------------------------------------------------------------------------------------------------------------------------
 CONTAX PARTICIPACOES S A                                                                    Agenda Number:  701857130
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3144E103
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  BRCTAXACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

I.     Receive the Board of Directors report, the Company's      Mgmt          For                            For
       consolidated financial statements for the FYE
       31 DEC 2008, accompanied by the Independent
       Auditors report

II.    Approve the distribution of the profits from              Mgmt          For                            For
       the FY and to distribute dividends

III.   Elect the Members of the Board of Directors               Mgmt          For                            For

IV.    Approve to set the annual global remuneration             Mgmt          For                            For
       of the Directors




--------------------------------------------------------------------------------------------------------------------------
 CONTAX PARTICIPACOES S A                                                                    Agenda Number:  701857142
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3144E111
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  BRCTAXACNPR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTION III. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

I.     To take knowledge of the Board of Director's              Non-Voting    No vote
       accounts, to examine, discuss and approve the
       Board of Director's report, the Company's consolidated
       financial statements for the FYE 31 DEC 2008,
       accompanied by the Independent Auditors report

II.    To decide on the distribution of the profits              Non-Voting    No vote
       from the FY and to distribute dividends

III.   Elect the Members of the Board of Directors               Mgmt          For                            For

IV.    To set the annual global remuneration of the              Non-Voting    No vote
       Directors

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CONTROLADORA COMERCIAL MEXICANA SAB DE CV                                                   Agenda Number:  701966674
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3097R168
    Meeting Type:  EGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  MXP200821413
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Amend the Articles 19, 20 from Article 22 through         Mgmt          For                            For
       to Article 25 of the Corporate Bylaws of the
       Company; revocation and granting of powers;
       resolutions in this regard

II.    Approve the parent Company Commercial Mexicana            Mgmt          For                            For
       S.A.B DE C.V. to absorb by vertical merger
       its subsidiary called Mercandia S.A. DE C.V,
       approving if relevant the bases of the merger




--------------------------------------------------------------------------------------------------------------------------
 CONTROLADORA COMERCIAL MEXICANA SAB DE CV                                                   Agenda Number:  701967222
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3097R168
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  MXP200821413
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Receive the annual reports concerning the activities      Mgmt          For                            For
       carried out by the Audit Committee, and the
       Corporate Practices Committee, as well as the
       report from the Board of Directors concerning
       the operations and activities in which it intervened
       during the fiscal year that ended on 31 DEC
       2008; presentation of the report from the Chief
       Executive Officer of the Group for the fiscal
       year that ended on 31 DEC 2008, presentation
       of the individual and consolidated financial
       statements of the parent Company Commercial
       Mexican S.A. DE C.V., prior reading of the
       opinion from the Outside Auditor, of the opinion
       concerning the content of the mentioned report
       from the Board of Directors and the report
       from the Board of Directors that is referred
       to in Item [b] of Article 172 of the General
       Mercantile Companies law; report of transactions
       for the purchase and placement of our own shares,
       and report on compliance with tax obligations;
       resolutions concerning the information presented
       and of the acts carried out by the Board of
       Directors, its Committees, the Chief Executive
       Officer and the Secretary

II.    Approve the determination concerning the allocation       Mgmt          For                            For
       for the purchase of own shares during the current
       FY

III.   Approve the nomination or ratification if relevant        Mgmt          For                            For
       of the Members who form the Board of Directors,
       and its Executive Committee, including the
       designation of its Chairperson, as well as
       the nomination and qualification of the Independence
       of the Members who will form and those who
       will chair the Audit Committee and the Corporate
       Practices Committee, nomination or ratification
       of the Secretary, as well as the determination
       of the remuneration of all of the same

IV.    Approve the designation of the special delegates          Mgmt          For                            For
       who are responsible for carrying out the measures
       and acts that are made necessary to achieve
       the full formalization of the resolutions that
       are passed




--------------------------------------------------------------------------------------------------------------------------
 CORETRONIC CORPORATION                                                                      Agenda Number:  701933055
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1756P119
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0005371009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 559831 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of capital injection by issuing new            Non-Voting    No vote
       shares or global depositary receipt

A.4    The status of buyback treasury stocks and conditions      Non-Voting    No vote
       of transferring to employees

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution: proposed            Mgmt          For                            For
       cash dividend: TWD 2.2 per share

B.3    Approve the capital injection to issue new shares         Mgmt          For                            For
       or global depositary receipt

B.4    Approve the Joint-Venture in Peoples Republic             Mgmt          For                            For
       of China

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.6    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.7    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.8    Other issue and extraordinary motions                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 CORPBANCA                                                                                   Agenda Number:  701813746
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV02736
    Meeting Type:  OGM
    Meeting Date:  26-Feb-2009
          Ticker:
            ISIN:  CLCORX290014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 533437 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the memory, general balance, financial            Mgmt          For                            For
       statements and the report of the External Auditors
       corresponding to Year 2008 exercise

2.     Approve the designation of the External Auditors          Mgmt          For                            For
       for Year 2009

3.     Approve to fix the remuneration of the Members            Mgmt          For                            For
       of the Board of Directors

4.     Approve to inform about the operations referred           Mgmt          For                            For
       to in Article 44 of the Law 18.046

5.     Approve the distribution of 100% of the revenues          Mgmt          For                            For
       corresponding to the exercise 2008 exercise
       equivalent to CLP 56.310.425.238, and paying
       CLP 0.25452585986414 per share; If approved,
       it will be paid at end of the session, this
       dividend will be paid to all the shareholders
       with positions registered as of 5 banking days
       prior to the payment date

6.     Approve the continuation of the Dividends Policy          Mgmt          For                            For
       which currently states a distribution of dividends
       of at least 50% of the revenues per exercise

7.     Approve to fix the remunerations and budget               Mgmt          For                            For
       of the Directors Committee and report their
       activities

8.     Approve to fix the remunerations and budget               Mgmt          For                            For
       of the Audit Committee and report their activities

9.     Approve to designate the newspaper for publications       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CORPBANCA S.A.                                                                              Agenda Number:  932998771
--------------------------------------------------------------------------------------------------------------------------
        Security:  21987A209
    Meeting Type:  Annual
    Meeting Date:  26-Feb-2009
          Ticker:  BCA
            ISIN:  US21987A2096
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ANNUAL REPORT, FINANCIAL STATEMENTS       Mgmt          For
       AND NOTES THERETO AND REPORT OF THE EXTERNAL
       AUDITORS. REGARDING THE FISCAL YEAR BEGINNING
       JANUARY 1 AND ENDED DECEMBER 31 OF 2008.

02     APPOINTMENT OF EXTERNAL AUDITORS FOR THE FISCAL           Mgmt          For
       YEAR 2009.

03     ESTABLISHMENT AND APPROVAL OF THE COMPENSATION            Mgmt          For
       OF THE BOARD OF DIRECTORS.

04     PRESENTATION ON OPERATIONS COVERED BY ARTICLE             Mgmt          For
       44 OF LAW NO 18.046.

05     DETERMINATION OF THE BOARD PROPOSAL TO DISTRIBUTE         Mgmt          For
       100% OF NET INCOME FOR YEAR ENDED DECEMBER
       31, 2008. WHICH AMOUNTED TO CLP$56.310,425,238,
       WHICH MEANS DISTRIBUTION OF A DIVIDEND PER
       SHARE OF CLP$0.25452585986414. IF APPROVED,
       DIVIDEND WILL BE PAID AT THE END OF MEETING
       TO SHAREHOLDERS OF RECORD LISTED IN SHAREHOLDER'S
       REGISTRY LIVE LABOR DAYS PRIOR THE PAYMENT
       DATE.

06     DETERMINATION OF THE DIVIDEND POLICY PROPOSED             Mgmt          For
       BY THE BOARD ON DISTRIBUTING OF AT LEAST 50%
       OF EACH FISCAL YEAR NET INCOME, CALCULATED
       AS TOTAL NET INCOME FOR THE PERIOD LESS AN
       AMOUNT WHICH MAINTAINS CAPITAL CONSTANT IN
       REAL TERMS.

07     DETERMINATION OF THE COMPENSATION AND BUDGET              Mgmt          For
       OF THE DIRECTORS COMMITTEE AND REPORT ON ITS
       ACTIVITIES.

08     DETERMINATION OF THE COMPENSATION AND BUDGET              Mgmt          For
       OF THE AUDIT COMMITTEE AND REPORT ON ITS ACTIVITIES.

09     DETERMINATION ON THE NEWSPAPER FOR PUBLICATIONS.          Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 CORPORACION GEO SAB DE CV                                                                   Agenda Number:  701833368
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3142C117
    Meeting Type:  OGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  MXP3142C1177
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Receive the report from the Board of Directors            Mgmt          For                            For
       under the terms of Article 172 of the General
       Mercantile Company law and Article 28, subsection
       IV of the securities market law concerning
       the operations and results of the Company and
       the operations and activities in which it intervened
       in accordance with the securities market law
       during the FYE on 31 DEC 2007, including the
       individual and consolidated financial statements
       of the Company and the report on the compliance
       with the tax obligations in accordance with
       that provided by subsection XX of Article 86
       of the income tax law

II.    Receive the report of the Director General in             Mgmt          For                            For
       accordance with the Article 172 of the General
       Mercantile Company law and 28, Section IV line
       B of the securities market law accompanied
       by the opinion of the outside Auditor and the
       opinion of the Board of Director's regarding
       the report of the Director General in compliance
       with Article 21 of the corporate ByLaws

III.   Receive the annual report of the Audit and corporate      Mgmt          For                            For
       practices committee on its activities in accordance
       with the Article 36, part IV line A of the
       corporate bylaws and Article 28 , part IV,
       line A of the security market law

IV.    Approve the allocation of results from the FYE            Mgmt          For                            For
       on 31 DEC 2008

V.     Approve to determine the maximum amount of funds          Mgmt          For                            For
       that can be allocated to purchase of the Company's
       own shares in accordance with Article 12 of
       the Corporate bylaws and Article 56, line IV,
       of the securities market law

VI.    Appoint the Members of the Board of Directors             Mgmt          For                            For
       and Secretary for the Company

VII.   Ratify the Members of the Audit and corporate             Mgmt          For                            For
       practices committee; appoint the Chairperson
       of each one of said committees in compliance
       with that which is provided in the Article
       43 of the securities market law

VIII   Approve the remuneration for Members of the               Mgmt          For                            For
       Board of Directors of the Company, full and
       alternate, Secretary and Members of the Audit
       and corporate practice committee

IX.    Approve the designation of delegates who will             Mgmt          For                            For
       carry out and formalize the resolutions passed
       by the AGM




--------------------------------------------------------------------------------------------------------------------------
 CORPORACION INTERAMERICANA DE ENTRETENIMIENTO SAB DE CV, MEXICO                             Agenda Number:  701904030
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3142L109
    Meeting Type:  MIX
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  MXP201161017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

E.I    Approve to carry out a reduction of the fixed             Mgmt          For                            For
       and variable part of the share capital of the
       Company, through the absorption of losses and
       amendment of line a of Article 6 of the Corporate
       Bylaws of the Company

E.II   Approve to designate special delegates who will           Mgmt          For                            For
       carry out the resolutions passed by this meeting
       and if irrelevant, formalize them

A.1    Approve the report from the Chief Executive               Mgmt          For                            For
       Officer prepared in accordance with the terms
       of Article 172 of the general mercantile Companies
       Law and Article 44, part XI, of the securities
       market Law, accompanied by the opinion of the
       outside Auditor, regarding the operations and
       results of the Company for the FYE on 31 DEC
       2008, as well as the opinion of the Board of
       Directors of the Company regarding the content
       of said report

A.2    Approve the report from the Board of Directors            Mgmt          For                            For
       that is referred to in Line B of Article 172
       of the general mercantile Companies Law, in
       which are establish ed and explained the main
       accounting and information policies and criteria
       followed in the preparation of the financial
       information of the Company

A.3    Approve the audited financial statements of               Mgmt          For                            For
       the Company, for the FYE on 31 DEC 2008

A.4    Approve the report regarding the fulfillment              Mgmt          For                            For
       of the tax obligations that are the responsibility
       of the Company in accordance with the terms
       of Article 86, Part XX, of the income tax Law

A.5    Ratify the appointments and/or resignation,               Mgmt          For                            For
       of the Members of the Board of Directors, as
       well as of the Secretary and alternate Secretary
       who are not Members of the Board of Directors,
       the proposal for remuneration of the same for
       each meeting that they attend and classification
       of the independence of the Independent Members
       of the Board of Directors in accordance with
       the terms of the securities market law

A.6    Ratify the appointment of the Chairperson and             Mgmt          For                            For
       his or her alternate of the Audit and Corporate
       Practices Committee of the Company

A.7    Approve the report from the Audit and Corporate           Mgmt          For                            For
       Practices Committee of the Company that is
       referred to in Article 43 of the securities
       Market Law

A.8    Approve the report regarding the transactions             Mgmt          For                            For
       and activities in which the Board of Directors
       may have intervened in accordance with that
       which is provided for in the Securities Market
       Law

A.9    Approve to designate special delegates who will           Mgmt          For                            For
       carry out the resolutions passed by this general
       meeting, and if irrelevant, formalize them




--------------------------------------------------------------------------------------------------------------------------
 CORPORATE COMMERCIAL BANK A.D., SOFIA                                                       Agenda Number:  701812996
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1750T100
    Meeting Type:  EGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  BG1100129052
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the statute of the Company and adopt the            Mgmt          For                            For
       decision for amendments to the statute of the
       Company pursuant to proposals made by Supervisory
       Board in materials of the agenda of the general
       meeting of shareholders

2.A    Approve the changes within the Supervisory Board          Mgmt          For                            For
       Members and determination of the remuneration
       and the amount of the guarantee for Management
       of the new Members of the Supervisory Board,
       and the general  meeting of shareholders; and
       adopts the changes within the Supervisory Board
       Members of the Company increasing the  number
       of the Members from 3 to 5 and elect Messrs.
       Warith Mubarak Said Al Kharusi, citizen of
       Oman and Faisal Amur Mohamed Al Riyami  as
       the Supervisory Board of the Company of Members
       citizen of Oman

2.B    Approve the changes within the Supervisory Board          Mgmt          For                            For
       Members and determination of the remuneration
       and the amount of the guarantee for Management
       of the new Members of the Supervisory Board,
       and the general  meeting of shareholders; and
       approve the determination the remuneration
       of the new Members of the Supervisory Board
       to be equal to the remuneration received from
       the former Members and determinates the amount
       of the guarantee  for Management of the new
       Members of the Supervisory Board to be the
       amount of the 3 month gross remuneration

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       10 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF SECOND CALL DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CORPORATE COMMERCIAL BANK A.D., SOFIA                                                       Agenda Number:  701910146
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1750T100
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  BG1100129052
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       15 JUN 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the Management Boards annual report               Mgmt          For                            For
       about the activity of Corporate Commercial
       Bank AD in 2008

2.     Approve the report of the specialized Audit               Mgmt          For                            For
       Company KPMG Bulgaria Ltd on the audit of the
       annual financial statements of the Corporate
       Commercial Bank AD for 2008

3.     Approve the report of the specialized Audit               Mgmt          For                            For
       Company KPMG Bulgaria Ltd on the annual financial
       statement of Corporate Commercial Bank for
       2008 in accordance with the International Accounting
       Standards

4.     Approve the report of Corporate Commercial Banks          Mgmt          For                            For
       investor relations Director for 2008

5.     Approve the entire profit of Corporate Commercial         Mgmt          For                            For
       Bank AD for 2008 amounting to BGN 40,243,312.41
       after its taxation to be retained to there
       reserves of the bank

6.     Approve the decision that the entire profit               Mgmt          For                            For
       of Corporate Commercial Bank AD for 2008 to
       be retained to the reserves of the bank and
       no dividends to be distributed and any others
       transfers from the profit in accordance with
       Article 3 Paragraph 4 it 1 from the BNB ordinance
       NR 8

7.     Approve the relieves of responsibility all the            Mgmt          For                            For
       Members of the Supervisory Board of Corporate
       Commercial Bank AD for their activity in 2008;
       the general meeting of shareholders relieves
       from responsibility the Members of the Managing
       Board Messrs. Orlin Nikolov Roussev, Ilian
       Atanasov Zafirov and Georgy Pankov Hristov
       for their activity in 2008; the general meeting
       of shareholders does not relieve from responsibility
       the Member of the Managing Board Mr. Liubomir
       Ivanov Vesov for his activity during 2008

8.     Re-elect the present Members of the Supervisory           Mgmt          For                            For
       Board for new 5 years mandate

9.     Approve the report of the specialized internal            Mgmt          For                            For
       audit service of Corporate Commercial Bank
       AD about its activity in 2008

10.    Appoint the Audit Committee with functions in             Mgmt          For                            For
       accordance with the independent financial audit,
       approve the number and mandate of the Audit
       Committee Members as per the Management Boards
       proposal included in the agenda materials;
       elects the Members of the Audit Committee as
       per the Management Boards proposal included
       in the agenda materials

11.    Amend the scope of business and to the Article            Mgmt          For                            For
       of Association of Corporate Commercial Bank
       AD as per the Management Boards proposal included
       in the agenda materials

12.    Elect a Specialized Audit Company for auditing            Mgmt          For                            For
       and certification of the annual financial statement
       of the bank for 2009 as well as the Supervisory
       reports defined from the Bulgarian National
       Bank as per the Audit Committee recommendation

13.    Miscellaneous                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CORPORATION BANK                                                                            Agenda Number:  701661743
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1755Q134
    Meeting Type:  AGM
    Meeting Date:  08-Aug-2008
          Ticker:
            ISIN:  INE112A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       of the Bank as at 31 MAR 2008, profit and loss
       account of the Bank for the YE 31 MAR 2008,
       the report of the Board of Directors on the
       working and activities of the Bank for the
       period covered by the accounts and the Auditors'
       report on the balance sheet and accounts

2.     Approve the payment of interim dividend and               Mgmt          For                            For
       declare a final dividend on equity shares for
       the FY 2007-2008

3.     Elect 3 Directors, who are elected from amongst           Mgmt          For                            For
       shareholders other than the Central Government
       pursuant to Section 9(3)(i) of the Banking
       Companies [Acquisition and Transfer of Undertakings]
       Act, 1980 read with relevant Scheme, Regulations
       and Notification made thereunder, as the Directors
       of the Bank to assume Office from the date
       following the date of this meeting and hold
       office for a period of 3 years from the date
       of such assumption




--------------------------------------------------------------------------------------------------------------------------
 COSAN S A INDUSTRIA E COMERCIO                                                              Agenda Number:  701680870
--------------------------------------------------------------------------------------------------------------------------
        Security:  P31573101
    Meeting Type:  MIX
    Meeting Date:  29-Aug-2008
          Ticker:
            ISIN:  BRCSANACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

A.1    Approve the financial statements relating to              Mgmt          No vote
       the FYE on 30 APR 2008

A.2    Elect the Members of the Board of Director and            Mgmt          No vote
       Finance Committee, and their respective Substitutes

A.3    Approve to set the total remuneration of the              Mgmt          No vote
       Administrators and the Members of the Finance
       Committee

E.1    Approve to change the proposal from the Board             Mgmt          No vote
       of Directors in relation to the close of the
       FY of the Company to March 31 at each year,
       with the consequent amendment of Article 31
       of the Corporate Bylaws

E.2    Approve the acquisition of Benalcool S.A. the             Mgmt          No vote
       acquisition and Benalcool, respectively, in
       accordance with that which was stated through
       the notices to the market dated 14 FEB 2008
       and 18 FEB 2008, in accordance with the terms
       of Article 256 of law number 6404/76, in accordance
       with line II and Paragraph 2nd of the mentioned
       Article, the shareholders who dissent from
       the decision of the meeting to approve the
       acquisition will have the right to withdraw
       from the Company through reimbursement of the
       value of their shares, in the amount of BRL
       12.20 per share, on the basis of the shareholders'
       equity stated in the Company's annual financial
       statements for the FYE on 30 APR 2008, as released
       by the Company, observing that which is decided
       on by the AGM called above in this regard the
       dissenting shareholders will have the right
       to withdraw on the basis of the share ownership
       in the custodial positions verified at the
       end of the day on 12 AUG 2008, with the physical
       and financial settlement of the transactions
       carried out in trading on the 'Bovespa' Bolsa
       De Valores De Sao Paulo S/A on that day being
       respected, I at the Companhia Brasilei Ra De
       Liquidacao E Custodia CBLC, and II at the depositary
       institution for the shares of the Company




--------------------------------------------------------------------------------------------------------------------------
 COSAN SA INDUSTRIA E COMERCIO                                                               Agenda Number:  701800307
--------------------------------------------------------------------------------------------------------------------------
        Security:  P31573101
    Meeting Type:  EGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  BRCSANACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

I.     Amend the Articles 22 and 24 and its sole paragraph,      Mgmt          For                            For
       of the main part of Article 27 and of Article
       28 of the Corporate Bylaws of the Company,
       for the following purposes i) inclusion, in
       the matters that are within the authority of
       the Board of Directors, of the power to decide
       on the hiring or designation of Executives
       to compose or assist the administration of
       the Company, ii) change of the designation
       of officers, as follows a) from general Vice
       President Officer to Vice President for operations
       officer, with an increase in the scope of this
       Officer's authority, b) from financial Vice
       President and investor relations Officer to
       Vice President for finance and investor relations
       Officer, with an increase in the scope of this
       Officer's authority, c ) from commercial Vice
       President Officer to commercial and logistical
       Vice President Officer, iii) extinction of
       the positions created in the Bylaws of Administrative
       Vice President Officer, industrial Vice President
       Officer and Agricultural Vice President Officer,
       iv) creation of the positions of executive
       officer for Mergers and acquisitions, executive
       legal officer and 2 Executive Officers without
       a particular designation, with the definition
       of their respective authority




--------------------------------------------------------------------------------------------------------------------------
 COSAN SA INDUSTRIA E COMERCIO                                                               Agenda Number:  701992225
--------------------------------------------------------------------------------------------------------------------------
        Security:  P31573101
    Meeting Type:  EGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  BRCSANACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

A.     Approve the merger protocol and justification             Mgmt          For                            For
       of Curupay Participacoes S.A. by the Company

B.     Ratify the appointment and hiring of Deloitte             Mgmt          For                            For
       Touche Tohmatsu Independent Auditors as the
       Company responsible for preparing the valuation
       report, at book value, of the net worth of
       Curupay Paticipacoes S.A

C.     Approve the evaluation report referred to in              Mgmt          For                            For
       item 'B' above

D.     Approve to decide on concerning the merger of             Mgmt          For                            For
       Curupay Paticipacoes S.A. into the Company
       and the consequent increase in the share capital
       of the Company, through the issuance of common
       shares to be allocated to Rezende Barbosa S.A.
       Administracao E Participacoes, the sole shareholder
       in Curupay Participacoes S.A., as a result
       of the merger of the net worth of Curupay Participacoes
       S.A. into the Company, with the consequent
       amendment of the main part of Article 5 of
       the Company's Corporate By-laws

E.     Authorize the administration of the Company               Mgmt          For                            For
       to take all measures necessary for the carrying
       out of the merger of Curupay Participacoes
       S.A. into the Company, should it be approved




--------------------------------------------------------------------------------------------------------------------------
 COSCO PAC LTD                                                                               Agenda Number:  701923686
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2442N104
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  BMG2442N1048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and approve the financial statements              Mgmt          For                            For
       and the Directors' and the Independent Auditor's
       reports of the Company for the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.i.a  Re-elect Mr. Li Jianhong as a Director                    Mgmt          For                            For

3.i.b  Re-elect Ms. Sun Yueying as a Director                    Mgmt          For                            For

3.i.c  Re-elect Mr. Xu Minjie as a Director                      Mgmt          For                            For

3.i.d  Re-elect Mr. He Jiale as a Director                       Mgmt          For                            For

3.i.e  Re-elect Dr. Wong Tin Yau, Kelvin as a Director           Mgmt          For                            For

3.i.f  Re-elect Mr. Chow Kwong Fai, Edward as a Director         Mgmt          For                            For

3.i.g  Re-elect Dr. Fan Hsu Lai Tai, Rita as a Director          Mgmt          For                            For

3.ii   Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors

4.     Re-appoint PricewaterhouseCoopers as the Auditor          Mgmt          For                            For
       and authorize the Directors to fix the remuneration
       of the Auditor

5.A    Authorize the Directors of the Company [Directors],       Mgmt          For                            For
       subject to this resolution, to allot, issue
       and deal with additional shares of HKD 0.10
       each in the capital of the Company [Shares]
       and to make or grant offers, agreements and
       options [including warrants, bonds, notes and
       other securities which carry rights to subscribe
       for or are convertible into shares] which would
       or might require shares to be allotted during
       and after the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       issued share capital of the Company as at the
       date of passing this resolution, and the said
       approval shall be limited accordingly, otherwise
       than pursuant to: i) a rights issue [as specified]
       or ii) an issue of shares upon the exercise
       of subscription rights under any Option Scheme
       or similar arrangement for the time being adopted
       for the grant or issue to the grantee as specified
       in such scheme or similar arrangement of shares
       or rights to acquire the shares or iii) an
       issue of Shares pursuant to any scrip dividends
       or similar arrangement providing for allotment
       of shares in lieu of the whole or part of the
       dividend on shares in accordance with the Bye-laws
       of the Company; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Bye-laws of the Company and the applicable
       Laws of Bermuda to be held]

5.B    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, to repurchase shares of
       HKD 0.10 each in the capital of the Company
       [shares] on The Stock Exchange of Hong Kong
       Limited [Stock Exchange] or on any other Stock
       Exchange on which the shares of the Company
       may be listed and recognized by The Securities
       and Futures Commission of Hong Kong and the
       Stock Exchange for this purpose, subject to
       and in accordance with all applicable Laws
       and the requirements of the Rules Governing
       the Listing of Securities on the Stock Exchange
       or of any other Stock Exchange as amended from
       time to time during the relevant period, provided
       that the aggregate nominal amount of the shares
       to be repurchased by the Company pursuant to
       the said approval shall not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company as at the date of passing
       this resolution; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Bye-Laws of the Company and the applicable
       laws of Bermuda to be held]

5.C    Approve, subject to the passing of the Resolutions        Mgmt          For                            For
       5.A and 5.B as specified, to extend the general
       mandate granted to the Directors of the Company
       to exercise the powers of the Company to allot,
       issue and deal with additional shares of HKD
       0.10 each in the Company [Shares] pursuant
       to the Resolution 5.A, by the addition thereto
       of an amount representing the aggregate nominal
       amount of Shares in the capital of the Company
       repurchased by the Company under the authority
       granted pursuant to the Resolution 5.B, provided
       that such extended amount shall not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company as at the
       date of passing the Resolution 5.B

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CPFL ENERGIA S A                                                                            Agenda Number:  701843838
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3179C105
    Meeting Type:  EGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  BRCPFEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

A.I    Amend the main part of lines A and B of the               Mgmt          For                            For
       sole paragraph of Article 19 and to consolidate
       the Company's Corporate bylaws, to reflect
       the following amendments in the structure of
       the Executive Committee, the extinction of
       the position of Executive vice-president of
       Strategy and regulation and the Creation of
       the position of Executive vice-president of
       Business development

A.II   Amend the main part of lines A and B of the               Mgmt          For                            For
       sole paragraph of Article 19 and to consolidate
       the Company's Corporate bylaws, to reflect
       the following amendments in the structure of
       the Executive Committee, provision to the Chief
       Executive Officer of the powers of the Corporate
       Strategy development and regulatory Management
       coordination of the Company and the controlled
       Companies

A.III  Amend the main part of lines A and B of the               Mgmt          For                            For
       sole paragraph of Article 19 and to consolidate
       the Company's Corporate bylaws, to reflect
       the following amendments in the structure of
       the Executive Committee, definition of the
       powers of the Executive vice-president of business
       development, to wit Evaluate the potential
       and plan the development of new business, as
       well as related or complementary activities
       in the areas of distribution, generation and
       sale of electrical energy




--------------------------------------------------------------------------------------------------------------------------
 CPFL ENERGIA S A                                                                            Agenda Number:  701844210
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3179C105
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  BRCPFEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

A.     Approve the Director's accounts, to examine,              Mgmt          For                            For
       discuss and approve the Company's consolidated
       financial statements for the FYE 31 DEC 2008

B.     Approve the distribution of net profits from              Mgmt          For                            For
       the 2008 FY and to pay Company dividends

       PLEASE NOTE THAT UNDER THE TERMS OF THE APPLICABLE        Non-Voting    No vote
       LEGISLATION, CUMULATIVE VOTING CAN BE ADOPTED
       FOR THE ITEM C. THANK YOU.

C.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and their respective substitutes

D.     Approve to set the global remuneration of the             Mgmt          For                            For
       Company Administrators

E.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       their respective substitutes

F.     Approve to set the global remuneration of the             Mgmt          For                            For
       Members of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 CREDICORP LTD                                                                               Agenda Number:  701836617
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2519Y108
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  BMG2519Y1084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and statutory            Mgmt          For                            For
       reports

2.     Approve the consolidated financial statements             Mgmt          For                            For
       and statutory reports

3.     Approve the External Auditors and authorize               Mgmt          For                            For
       the Board to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 CREDICORP LTD.                                                                              Agenda Number:  933006721
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2519Y108
    Meeting Type:  Annual
    Meeting Date:  31-Mar-2009
          Ticker:  BAP
            ISIN:  BMG2519Y1084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO CONSIDER AND APPROVE THE ANNUAL REPORT OF              Mgmt          For                            For
       THE COMPANY FOR THE FINANCIAL YEAR ENDED DECEMBER
       31, 2008.

02     TO CONSIDER AND APPROVE THE AUDITED CONSOLIDATED          Mgmt          For                            For
       FINANCIAL STATEMENTS OF THE COMPANY AND ITS
       SUBSIDIARIES FOR THE FINANCIAL YEAR ENDED DECEMBER
       31, 2008, INCLUDING THE REPORT OF THE INDEPENDENT
       AUDITORS OF THE COMPANY THEREON.

03     TO APPOINT THE EXTERNAL AUDITORS OF THE COMPANY           Mgmt          For                            For
       TO HOLD OFFICE UNTIL THE CONCLUSION OF THE
       NEXT ANNUAL GENERAL MEETING, IN ACCORDANCE
       WITH THE PROPOSAL AND RECOMMENDATION OF THE
       AUDIT COMMITTEE AND AUTHORIZATION BY THE BOARD
       OF DIRECTORS TO APPROVE THE AUDITOR FEES WHO
       IN TURN HAVE DELEGATED SUCH FUNCTION TO THE
       AUDIT COMMITTEE.




--------------------------------------------------------------------------------------------------------------------------
 CREDIT AGRICOLE EGYPT                                                                       Agenda Number:  701835235
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2078U102
    Meeting Type:  OGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  EGS60041C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report on the              Mgmt          No Action
       Company's activity for the FYE 31 DEC 2008

2.     Approve the Financial Auditor report for the              Mgmt          No Action
       FYE 31 DEC 2008

3.     Approve the Company's financial statements for            Mgmt          No Action
       the FYE 31 DEC 2008

4.     Approve the suggested profit distribution for             Mgmt          No Action
       the year 2008

5.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

6.     Approve the amendments occurred in the Board              Mgmt          No Action
       of Directors till the day the OGM will be held
       on

7.     Authorize the Board of Directors to sign the              Mgmt          No Action
       Compensation Contracts with the relevant parties

8.     Approve to determine the Board of Directors               Mgmt          No Action
       bonuses and transportations and attendance
       allowances for the FY 2009

9.     Approve the hiring of the Auditor and determining         Mgmt          No Action
       his fees for the FYE 31 DEC 2009

10.    Approve the donations and the ADS expenses done           Mgmt          No Action
       during the FYE 2008 and authorize the Board
       of Directors to donate during the FYE 31 DEC
       2009 with a maximum of EGP 1500000




--------------------------------------------------------------------------------------------------------------------------
 CREDIT AGRICOLE EGYPT                                                                       Agenda Number:  701835261
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2078U102
    Meeting Type:  EGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  EGS60041C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the amending of Article No 3 from Credit          Mgmt          No Action
       Agricole Egypt Banks basic decree and authorize
       the Managing Director or his Deputy to take
       the necessary action to amend the basic decree
       and mark the trade register




--------------------------------------------------------------------------------------------------------------------------
 CRESUD, S.A.C.I.F. Y A.                                                                     Agenda Number:  932967548
--------------------------------------------------------------------------------------------------------------------------
        Security:  226406106
    Meeting Type:  Special
    Meeting Date:  31-Oct-2008
          Ticker:  CRESY
            ISIN:  US2264061068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINTMENT OF TWO SHAREHOLDERS TO APPROVE AND            Mgmt          For
       SIGN THE SHAREHOLDERS' MEETING MINUTES.

02     CONSIDERATION OF THE DOCUMENTATION IN SECTION             Mgmt          For
       234, SUBSECTION 1 OF LAW 19,550, RELATING TO
       THE FISCAL YEAR ENDED JUNE 30, 2008.

03     CONSIDERATION OF THE BOARD'S PERFORMANCE.                 Mgmt          For

04     CONSIDERATION OF THE SUPERVISORY COMMITTEE'S              Mgmt          For
       PERFORMANCE.

05     TREATMENT AND ALLOCATION OF RESULTS OF THE FISCAL         Mgmt          For
       YEAR ENDED JUNE 30, 2008, WHICH RECORDED A
       $22,948,038 PROFIT.

06     CONSIDERATION OF THE COMPENSATION PAYABLE TO              Mgmt          For
       THE BOARD OF DIRECTORS IN THE AMOUNT OF $2,425,387.

07     CONSIDERATION OF THE COMPENSATION PAYABLE TO              Mgmt          For
       THE SUPERVISORY COMMITTEE IN RESPECT OF THE
       YEAR ENDED JUNE 30, 2008.

08     DETERMINATION OF THE NUMBER OF REGULAR DIRECTORS          Mgmt          For
       AND ALTERNATE DIRECTORS, IF THE CASE MAY BE,
       AND ELECTION THEREOF.

09     APPOINTMENT OF THE REGULAR AND ALTERNATE MEMBERS          Mgmt          For
       OF THE SUPERVISORY COMMITTEE.

10     APPOINTMENT OF THE CERTIFYING ACCOUNTANT FOR              Mgmt          For
       THE NEXT FISCAL YEAR AND DETERMINATION OF THE
       COMPENSATION PAYABLE THERETO.

11     UPDATING OF THE REPORT RELATING TO THE SHARED             Mgmt          For
       SERVICES AGREEMENT.

12     TREATMENT OF THE TAX ON THE SHAREHOLDERS' PERSONAL        Mgmt          For
       ASSETS, PAID BY THE COMPANY IN ITS CAPACITY
       OF SUBSTITUTE TAXPAYER.

13     RENEWAL OF DELEGATION TO BOARD OF POWER TO FIX            Mgmt          For
       DETERMINATION OF TIMING AND ISSUANCE CURRENCY,
       TERM, PRICE, MANNER AND PAYMENT CONDITIONS,
       ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 CROATIA OSIGURANJE D.D., ZAGREB                                                             Agenda Number:  701707690
--------------------------------------------------------------------------------------------------------------------------
        Security:  X17447107
    Meeting Type:  AGM
    Meeting Date:  22-Oct-2008
          Ticker:
            ISIN:  HRCROSRA0002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       23 JUL 2008 AT 12:00 PM, WITH THE SAME AGENDA.
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. THANK YOU.

1.     Approve to recall the Supervisory Board Member            Mgmt          For                            For

2.     Elect a Supervisory Board Member                          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CROATIA OSIGURANJE D.D., ZAGREB                                                             Agenda Number:  701923876
--------------------------------------------------------------------------------------------------------------------------
        Security:  X17447107
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  HRCROSRA0002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       09 JUN 2009). CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the annual financial report on Company's          Mgmt          For                            For
       position and on consolidated annual report
       of Croatia Osiguranje D.D

2.     Approve the Supervisory Board report                      Mgmt          For                            For

3.     Approve the financial report of Croatia Osiguranje        Mgmt          For                            For
       D.D. for 2008 and annual consolidated financial
       report for 2008, which have both been determined
       by the Management and Supervisory Board of
       Croatia Osiguranje D.D; [a] decision on use
       of profit for 2008; [b] decision on giving
       approval for work [release] of the Management
       Board; [c] decision on giving approval for
       work [release] of the Supervisory Board

4.     Appoint the Company's Auditor for 2009                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CROMPTON GREAVES LTD                                                                        Agenda Number:  701649925
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1788L144
    Meeting Type:  AGM
    Meeting Date:  23-Jul-2008
          Ticker:
            ISIN:  INE067A01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited Profit and Loss             Mgmt          For                            For
       Account for the YE 31 MAR 2008 and the Balance
       Sheet as at that date together with the Directors'
       report and the Auditors' report thereon

2.     Approve the first, second and third interim               Mgmt          For                            For
       dividends aggregating to INR 1.60 per share

3.     Re-appoint Mr. G. Thapar as a Director, who               Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. S.P. Talwar as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Appoint Sharp & Tannan, Chartered Accountants,            Mgmt          For                            For
       as the Statutory Auditors of the Company, to
       hold office from the conclusion of this AGM
       upto the conclusion of next AGM and authorize
       the Audit Committee of the Board of Directors
       to fix their remuneration

6.     Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198,269,309 and 311 read with schedule XIII
       and other applicable provisions, if any, of
       the Companies Act,1956, and subject to approvals
       as necessary, the re-appointment of Mr. S.M.
       Trehan as a Managing Director of the Company
       for a Period of 2 years from   03 MAY 2009
       to 02 MAY 2011, on the terms and conditions
       as specified ; authorize the Remuneration Committee
       of the Board, pursuant to the provisions of
       Sections198, 310, Schedule XIII and other provisions
       of the Companies Act, 1956, if any, to revise
       the remuneration package of the Managing Director
       as and when necessary, during his tenure, provided
       however, the remuneration does not exceed the
       ceiling of 5% of the Company's net profit,
       as specified by Sections 198, 309 and Schedule
       XIII of the Companies Act, 1956; in the event
       of absence or inadequacy of profits in any
       FY, the remuneration as specified or the revised
       remuneration approved by the Remuneration Committee,
       as applicable, be paid to Mr. S.M. Trehan as
       minimum remuneration, subject to approvals
       as necessary, notwithstanding that such remuneration
       is in excess of the limits prescribed by the
       Section 198, 309 and Schedule XIII of the Companies
       Act, 1956




--------------------------------------------------------------------------------------------------------------------------
 CROMPTON GREAVES LTD                                                                        Agenda Number:  701916340
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1788L144
    Meeting Type:  OTH
    Meeting Date:  16-May-2009
          Ticker:
            ISIN:  INE067A01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Approve in terms of the Section 77A and all               Mgmt          For                            For
       other applicable provisions of the Companies
       Act, 1956, Article 8A of the Company's Articles
       of Association and the provisions of the Securities
       and Exchange Board of India [Buy-back of Securities]
       Regulations, 1998 and other approvals as necessary,
       consent of the Members be accorded to the Board
       of Directors to buy-back from the Members of
       the Company, up to 91641648 Equity Shares of
       INR 2 each, being 25% of the total existing
       paid-up equity share capital comprising of
       366566592 equity shares, at a price of up to
       INR 170 per equity share, through utilization
       of the Securities Premium Account in the first
       instance and thereafter the Free Reserves,
       such that the aggregate consideration paid
       for the shares to be bought back does not exceed
       INR 2241.52 million [being the equivalent of
       25% of the Paid-UP Share Capital plus Free
       Reserves], based on the audited accounts of
       the Company as at 31 MAR 2008; authorize the
       Board of Directors to: implement the buy-back
       within a period of 12 months from the date
       of declaration of the Postal Ballot results,
       in one or more tranches, from the Open Market,
       through Stock Exchanges; ii) determine the
       date for commencement of buy-back, the actual
       price at which the buy-back will be implemented,
       exact amount to be utilized towards the buy-back
       and the exact number of Equity Shares to be
       bought back; within the overall amount and
       number of shares indicated at [a] above; iii)
       terminate the process of buy-back as permissible
       by law; iv) decide all matters and take all
       actions, whether Regulatory or otherwise, for
       implementation of the buy-back; authorize the
       Board of Directors [which shall include any
       Committee that the Board may constitute, or
       any Directors/Officer authorized by the Board
       for this purpose], to settle all matters arising
       out of and incidental to the above mentioned
       buy-back of Equity Shares and further take
       all actions as it may, in its absolute discretion,
       deem necessary to give effect to this Resolution,
       including appointment of merchant banker, brokers
       and other intermediaries, obtaining necessary
       approvals and completion of all Regulatory
       formalities




--------------------------------------------------------------------------------------------------------------------------
 CTC MEDIA INC                                                                               Agenda Number:  933034263
--------------------------------------------------------------------------------------------------------------------------
        Security:  12642X106
    Meeting Type:  Annual
    Meeting Date:  20-Apr-2009
          Ticker:  CTCM
            ISIN:  US12642X1063
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HANS-HOLGER ALBRECHT                                      Mgmt          For                            For
       PETER AVEN                                                Mgmt          For                            For
       CHARLES BURDICK                                           Mgmt          For                            For
       ALEXANDER RODNYANSKY                                      Mgmt          For                            For

02     APPROVAL OF THE 2009 STOCK INCENTIVE PLAN AND             Mgmt          Against                        Against
       THE RESERVATION OF 7,800,000 SHARES OF COMMON
       STOCK FOR ISSUANCE THEREUNDER.

03     RATIFICATION OF THE SELECTION BY THE AUDIT COMMITTEE      Mgmt          For                            For
       ERNST & YOUNG LLC AS THE COMPANY'S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT
       FISCAL YEAR ENDING DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------------------
 CTRIP.COM INTERNATIONAL, LTD.                                                               Agenda Number:  932952345
--------------------------------------------------------------------------------------------------------------------------
        Security:  22943F100
    Meeting Type:  Annual
    Meeting Date:  30-Sep-2008
          Ticker:  CTRP
            ISIN:  US22943F1003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     THE COMPANY IS HEREBY APPROVED AND AUTHORIZED,            Mgmt          For
       BUT NOT OBLIGATED, TO PURCHASE ITS OWN AMERICAN
       DEPOSITARY SHARES ("ADS") WITH AN AGGREGATE
       VALUE OF US$15 MILLION BY A REPURCHASE OF CORRESPONDING
       ORDINARY SHARES FROM THE DEPOSITARY, TO BE
       FUNDED OUT OF THE CAPITAL OF THE COMPANY, ALL
       AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 CUMMINS INDIA LTD                                                                           Agenda Number:  701657174
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4807D150
    Meeting Type:  AGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  INE298A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report and               Mgmt          For                            For
       audited profit and loss account for the YE
       31 MAR 2008 and the balance sheet as at that
       date

2.     Declare final dividend on equity shares and               Mgmt          For                            For
       ratify the interim dividend declared by the
       Board of Directors

3.     Re-appoint Mr. Mark Levett as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. Venu Srinivasan as a Director,             Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Glyn Price as a Director, who              Mgmt          For                            For
       retires by rotation

6.     Appoint the Auditors to hold office from the              Mgmt          For                            For
       conclusion of this meeting until the conclusion
       of the next AGM

7.     Approve, pursuant to Section 269 read with Schedule       Mgmt          For                            For
       XIII and other applicable provisions of the
       Companies Act, 1956, to re-appoint Mr. Anant
       J. Talaulicar as the Managing Director of the
       Company for a period of 5 Years from 25 APR
       2008 to 24 APR 2013, as specified




--------------------------------------------------------------------------------------------------------------------------
 CUMMINS INDIA LTD                                                                           Agenda Number:  701659421
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4807D150
    Meeting Type:  CRT
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  INE298A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification, the arrangement    Mgmt          For                            For
       proposed in the Scheme of Amalgamation [the
       Scheme] of Cummins Sales and Services India
       Limited and Cummins Auto Services Limited,
       the Transferor Companies, with Cummins India
       Limited, the Applicant/Transferee Company as
       specified




--------------------------------------------------------------------------------------------------------------------------
 CUMMINS INDIA LTD                                                                           Agenda Number:  701780858
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4807D150
    Meeting Type:  OTH
    Meeting Date:  26-Dec-2008
          Ticker:
            ISIN:  INE298A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Approve that, pursuant to Section 293 [1] [a]             Mgmt          For                            For
       and other applicable provisions, if any of
       the Companies Act, 1956 and subject to such
       other approvals as may be required, consent
       be and is hereby accorded for disposal of the
       Company's Power Generation Rental Power Business
       to Aggreko Energy Rental India Private Limited
       as a going concern for a total consideration
       of not less than INR 300 million [inclusive
       of stamp duty but exclusive of applicable taxes]
       subject to fulfillment of the terms and conditions
       contained in Business Transfer Agreement dated
       20 NOV 2008 and such other terms and conditions
       as the Board of Directors of the Company may
       deem fit and appropriate and authorize the
       Board of Directors to do all such acts, deeds,
       matters and things as may be deemed necessary
       or expedient to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 CYFROWY POLSAT S.A., WARSZAWA                                                               Agenda Number:  701879554
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1809Y100
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  PLCFRPT00013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect  the chairman                                       Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Elect the Scrutiny Commission                             Mgmt          No Action

6.     Approve the Management Board's report on the              Mgmt          No Action
       Company's activity in 2008, financial statement
       for 2008, capital group activity for 2008,
       consolidated financial statement of the Company's
       capital group for 2008 and profit distribution
       for 2008

7.     Approve the Supervisory Board's report on examination     Mgmt          No Action
       of: Management Board's report on company's
       activity, financial statement and profit distribution
       for 2008

8.     Approve the Supervisory Board's report on examination     Mgmt          No Action
       of Company's condition and activity of the
       Management Board

9.     Approve the Management Board 's report on Company's       Mgmt          No Action
       activity in 2008

10.    Approve to consider the Company's financial               Mgmt          No Action
       statement for 2008

11.    Approve the Management Board's report on Company's        Mgmt          No Action
       capital group activity in 2008

12.    Approve the consolidated financial statement              Mgmt          No Action
       for the Company's capital group for 2008

13.    Approve  the Supervisory Board's report for               Mgmt          No Action
       2008

14.    Adopt  the resolution on profit distribution              Mgmt          No Action
       for 2008

15.    Grant discharge to the Members of the Management          Mgmt          No Action
       Board from their duties completed in 2008

16.    Grant discharge Members of the Supervisory Board          Mgmt          No Action
       from their duties completed in 2008

17.    Adopt the resolution on determination the number          Mgmt          No Action
       of Supervisory Board's Members and electi the
       Supervisory Board's Members

18.    Amend the rules of procedure of the general               Mgmt          No Action
       meeting

19.    Amend the Company's statute text                          Mgmt          No Action

20.    Approve to establish the uniform statute text             Mgmt          No Action

21.    Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 CYFROWY POLSAT S.A., WARSZAWA                                                               Agenda Number:  701925630
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1809Y100
    Meeting Type:  OGM
    Meeting Date:  14-May-2009
          Ticker:
            ISIN:  PLCFRPT00013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

4.     Approve the Agenda                                        Mgmt          No Action

5.     Elect the Voting Commission                               Mgmt          No Action

6.     Approve the Management Board's presentation               Mgmt          No Action
       of significant details of Plan of Merger with
       Praga Business Park SP. Z O.O

7.     Approve the resolution on merger with Praga               Mgmt          No Action
       Business Park SP Z.O.O

8.     Closing of the Meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 CYRELA BRAZIL RLTY S A  EMPREENDIMENTOS E  PARTICIPACOES                                    Agenda Number:  701878209
--------------------------------------------------------------------------------------------------------------------------
        Security:  P34085103
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRCYREACNOR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

I.     Approve to vote upon the Board of Directors               Mgmt          For                            For
       annual report, the financial statements relating
       to FY ending 31 DEC 2008

II.    Approve the destination of the YE results of              Mgmt          For                            For
       2008 and distribution of dividends

III.   Elect the Members of the Board of Directors               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CYRELA BRAZIL RLTY S A  EMPREENDIMENTOS E  PARTICIPACOES                                    Agenda Number:  701878615
--------------------------------------------------------------------------------------------------------------------------
        Security:  P34085103
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRCYREACNOR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED.  ONLY
       VOTES INFAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.     Approve the global remuneration of the Board              Mgmt          For                            For
       of Directors

2.     Ratify the increases in the share capital, decided        Mgmt          For                            For
       on at the meetings of the Board of Directors
       held on 12 JUNE 2008, 30 JUNE 2008, 08 OCT
       2008, 07 JAN 2009, and 10 FEB 2009 and corresponding
       amendment of the Article 6 of the Corporate
       Bylaws




--------------------------------------------------------------------------------------------------------------------------
 CYRELA BRAZIL RLTY S A  EMPREENDIMENTOS E  PARTICIPACOES                                    Agenda Number:  701964480
--------------------------------------------------------------------------------------------------------------------------
        Security:  P34085103
    Meeting Type:  EGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  BRCYREACNOR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

I.     Approve to vote on the amendment of Article               Mgmt          For                            For
       6 of the Corporate By-laws of the Company resulting
       from the Resolution of the Board of Directors
       passed at a meeting held on 24 APR 2009 in
       such a way as to reflect the increase of the
       Capital resolved on there

II.A   Approve the merger of Goldsztein Participacoes            Mgmt          For                            For
       S.A., a closely held Company with its Headquarters
       at Rua Mostardeiro, 800, Fourth Floor, in the
       city of Porto Alegre, State of Rio Grande Do
       Sul, with Corporate Tax payer id CNPJ/MF number
       07.132.258/0001-90 Goldsztein Participacoes
       into the Company, with the consequent extinction
       of Goldsztein Participacoes, in accordance
       with the terms of the protocol and justification
       of merger of Goldsztein Participacoes, into
       the Company, dated 18 MAY 2009 protocol, including
       Resolutions regarding the appointment and hiring
       of Magalhaes Andrade S.A. Auditors Independents
       [ Magalhaes Andrade], to proceed with the valuation
       of the net worth of Goldsztein Participacoes,
       at book value, and preparation of the respective
       book valuation report, dated 14 May 2009

II.B   Approve the book valuation report prepared by             Mgmt          For                            For
       Magalhaes Andrade

II.C   Approve the protocol                                      Mgmt          For                            For

II.D   Approve to increase the share capital of the              Mgmt          For                            For
       Company in the amount of BRL 41,038,844,94,
       as a consequence of the merger of Goldsztein
       Participacoes, through the issuance, by the
       Company, of 12,788,751 new, common, nominative
       shares, with no par value, to be attributed
       to the Shareholders of Goldsztein Participacoes,
       proportionally to the quantity of shares held
       by them in the share capital of Goldsztein
       Participacoes, to replace the shares of Goldsztein
       Participacoes held by them, with the corresponding
       amendment of Article 6 of the Corporate By-laws
       of the Company

II.E   Authorize the Board of Directors of the Company           Mgmt          For                            For
       to be able to take any and all measures necessary
       for the merger of Goldsztein Participacoes
       into the Company




--------------------------------------------------------------------------------------------------------------------------
 CYRELA COML PPTYS S A  EMPREENDIMENTOS E  PARTICIPACOES                                     Agenda Number:  701877803
--------------------------------------------------------------------------------------------------------------------------
        Security:  P34093107
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  BRCCPRACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Approve to set the global annual remuneration             Mgmt          For                            For
       of the Members of the Companys Board of Directors

II.    Ratify the change of the Corporate headquarters           Mgmt          For                            For
       of the Company, decided on at the meeting of
       the Executive Committee held on 27 MAY 2008,
       to Avenida Presidente Jusceli no Kubitschek,
       1455, fifth floor, Suite 52, Zip 04543 011,
       Sao Paulo, state of Sao Paulo, and corresponding
       amendment of Article 2 of the Corporate By
       Laws




--------------------------------------------------------------------------------------------------------------------------
 CYRELA COML PPTYS S A  EMPREENDIMENTOS E  PARTICIPACOES                                     Agenda Number:  701879528
--------------------------------------------------------------------------------------------------------------------------
        Security:  P34093107
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  BRCCPRACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Approve to vote upon the Board of Directors               Mgmt          For                            For
       annual report, the Director's accounts and
       the financial statements relating to FYE 31
       DEC 2008, approved by the Board of Directors
       in the meeting held on 18 MAR 2009

II.    Approve to decide on the allocation of the net            Mgmt          For                            For
       profit for the FY and the distribution of dividends
       approved by the Board of Directors of the Company,
       in a meeting held on 18 MAR 2009

III.   Elect the Members of the Board of Directors               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 D-LINK CORP                                                                                 Agenda Number:  701972273
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2013S102
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002332004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    Terminate the Global Depository Receipt in Luxembourg     Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 0.5 per share and proposed
       stock dividend 140 for 1,000 shares held

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 DABUR INDIA LTD                                                                             Agenda Number:  701647565
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1855D140
    Meeting Type:  AGM
    Meeting Date:  10-Jul-2008
          Ticker:
            ISIN:  INE016A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       of the Company as at 31 MAR 2008 and profit
       & loss account for the YE on that date along
       with the reports of the Auditors and Directors
       thereon

2.     Approve the interim dividend already paid and             Mgmt          For                            For
       declare a final dividend for the FYE 31 MAR
       2008

3.     Re-appoint Dr. Anand Burman as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. P.D Narang as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. R.C Bhargava as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

S.7    Appoint Mr. Mohit Burman as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation, who
       was co-opted by the Board as an Additional
       Director with effect from 23 JUL 2007 and who
       holds office up to the date of this AGM and
       in respect of whom the Company has received
       a notice in writing from a Member proposing
       his candidature for the office of Director

S.8    Appoint Mr. Amit Burman as a Non-Executive Director       Mgmt          For                            For
       of the Company in accordance with the provisions
       of Sections 314 (1) and all other applicable
       provisions of the Companies Act, 1956 [including
       any statutory modification(s) or re-enactment
       thereof, for the time being in force], the
       consent of the Company to the as a whole-time
       Director in Dabur Nepal Private Limited, a
       subsidiary of the Company with effect form
       03 MAR 2008 ion such remuneration and terms
       & conditions, as specified

S.9    Appoint Mr. Gaurav Burman as a [Non-Executive             Mgmt          For                            For
       Director of the Company], in accordance with
       the provisions of Sections 314 (1) and all
       other applicable provisions of the Companies
       Act, 1956 [including any statutory modification(s)
       or re-enactment thereof, for the time being
       in force], the consent of the Company to the
       as a whole-time Director in Dabur Nepal Private
       Limited, a subsidiary of the Company with effect
       form 15 MAY 2008 upon terms & conditions, as
       specified

S.10   Appoint Mr. Sidharth Burman as a [Non-Executive           Mgmt          For                            For
       Director of the Company], in accordance with
       the provisions of Sections 314 (1) and all
       other applicable provisions of the Companies
       Act, 1956 [including any statutory modification(s)
       or re-enactment thereof, for the time being
       in force], the consent of the Company to the
       as a whole-time Director in Dabur Nepal Private
       Limited, a subsidiary of the Company with effect
       form 01 APR 2008 up on terms & conditions,
       as specified

S.11   Approve, in accordance with the provisions of             Mgmt          For                            For
       Section 17 and all other applicable provisions,
       if any, of the Companies Act, 1956[including
       any statutory modification(s) or re-enactment
       thereof, for the time being in force], and
       subject to approvals, permissions and sanctions
       from the appropriate authorities, if any the
       main objects in the objects Clause III [A]
       of the Memorandum of Association of the Company
       be altered by inserting the Sub Clause 6 as
       New Sub Clause immediately after Sub Clause
       5, as specified

S.12   Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to provisions of Section 163 and other
       applicable provisions, if any of the Companies
       Act, 1956 consent of the Company for keeping
       the register of Members together with the index
       of Members, the copies of annual returns, the
       copies of certificates and documents required
       to be annexed with the annual return under
       Section 160/161 of the Companies Act, 1956
       and/or any of the other related documents as
       required to be kept at the registered office
       of the Company, at the office of the Company
       at Punjab Bhawan, 10-Rouse Avenue, New Delhi-110002
       instead of the Registered Office of the Company
       at 8/3, ASaf Ali Road, New Delhi-110002, from
       such date as may be determined by the Board;
       the Board of Directors to do all such acts,
       deeds, matters and things as may be deemed
       necessary to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 DABUR INDIA LTD                                                                             Agenda Number:  701689450
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1855D140
    Meeting Type:  OTH
    Meeting Date:  15-Sep-2008
          Ticker:
            ISIN:  INE016A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 499765 DUE TO RECEIPTOF PAST RECORD DATE
       . ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Amend, in accordance with the provisions of               Mgmt          For                            For
       Section 17 and all other applicable provisions,
       if any, of the Companies Act, 1956 [including
       any statutory modification[s] or re-enactment
       thereof, for the time being in force] and subject
       to approvals, permissions and sanctions from
       the appropriate authorities, if any, the main
       objects in the objects Clause III(A) of the
       Memorandum of Association of the Company and
       by inserting the specified Sub Clause 6 as
       new Sub Clause immediately after the Sub Clause
       5




--------------------------------------------------------------------------------------------------------------------------
 DAELIM INDUSTRIAL CO LTD, SEOUL                                                             Agenda Number:  701821325
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1860N109
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7000210005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors [Director 1 person, Outside           Mgmt          For                            For
       Director 5 persons]

4.     Elect the Auditor Committee Member [Auditor               Mgmt          For                            For
       Committee Member 3 persons]

5.     Approve the limit of remuneration of the Directors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DAESANG CORP                                                                                Agenda Number:  701836148
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7675E101
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7001680008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 539587 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect 3 Executive Directors, 1 Non-Executive              Mgmt          For                            For
       Director

4.     Elect 1 Auditor                                           Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

6.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DAEWOO ENGINEERING & CONSTRUCTION CO LTD, SEOUL                                             Agenda Number:  701832304
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1888W107
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7047040001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 537213 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Auditor Committee Member                        Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

6.     Amend the Retirement Benefit Plan for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DAEWOO INTERNATIONAL CORP, SEOUL                                                            Agenda Number:  701730079
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1911C102
    Meeting Type:  EGM
    Meeting Date:  31-Oct-2008
          Ticker:
            ISIN:  KR7047050000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Elect the Directors                                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DAEWOO INTERNATIONAL CORP, SEOUL                                                            Agenda Number:  701818063
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1911C102
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7047050000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Audit Committee Member                          Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DAEWOO MOTORS SALES CORP, INCHON                                                            Agenda Number:  701835374
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y96951101
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7004550000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.1    Elect 2 Directors                                         Mgmt          For                            For

3.2    Elect 4 Outside Directors                                 Mgmt          For                            For

4.     Elect 4 Auditor Committee Members                         Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DAEWOO SECURITIES CO LTD, SEOUL                                                             Agenda Number:  701959922
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1916K109
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  KR7006800007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Amend the retirement benefit plan for the Directors       Mgmt          For                            For

4.     Elect 1 Director                                          Mgmt          For                            For

5.     Elect 2 outside Directors                                 Mgmt          For                            For

6.     Elect 1 Auditor Committee Member as outside               Mgmt          For                            For
       Director

7.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DAEWOO SHIPBUILDING & MARINE  ENGR CO LTD                                                   Agenda Number:  701820791
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1916Y117
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7042660001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Audit Committee Member                          Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DAISHIN SECURITIES CO LTD, SEOUL                                                            Agenda Number:  701946622
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y19538100
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7003540002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement expected dividend         Mgmt          For                            For
       amount per share: ordinary share: KRW 1,000
       [market dividend ratio 5.4%], 1 preferred share:
       KRW 1,050 [market dividend ratio 12.9%], 2
       preferred shares: KRW 1,000 [market dividend
       ratio 13.6%]

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation regarding business objectives,
       preemptive rights, convertible bonds, bonds
       with  warrants, stock options, public notice
       for shareholder meeting, and share cancellation

3.     Elect Mr. Lee Eoh-Ryong as a Inside Director              Mgmt          For                            For

4.     Elect the Audit Committee Member as non outside           Mgmt          For                            For
       Directors

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF DIRECTOR NAME. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 DALEKOVOD D.D., ZAGREB                                                                      Agenda Number:  701598837
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1767H107
    Meeting Type:  AGM
    Meeting Date:  05-Jul-2008
          Ticker:
            ISIN:  HRDLKVRA0006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       12 JUL 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.A    Approve to verify the shareholders and their              Mgmt          For                            For
       attorneys

1.B    Approve to confirm that the AGM can rightfully            Mgmt          For                            For
       make decisions

2.A    Approve the Management Board report on the Company's      Mgmt          For                            For
       position

2.B    Approve the Auditors report                               Mgmt          For                            For

2.C    Approve the Supervisory Board report on conducted         Mgmt          For                            For
       supervision

2.D    Approve the annual financial report and consolidated      Mgmt          For                            For
       financial report for 2007

3.     Approve the decision on the use of the profit             Mgmt          For                            For
       earned in 2007

4.     Approve to release the Management Board Members           Mgmt          For                            For
       for 2007

5.     Approve to release the Supervisory Board Members          Mgmt          For                            For
       for 2007

6.     Approve the decision on election of the Supervisory       Mgmt          For                            For
       Board Member

7.     Approve the notification on own shares                    Mgmt          For                            For

8.     Approve the decision on acquiring own shares              Mgmt          For                            For

9.     Approve the changing and supplementation of               Mgmt          For                            For
       the Company's Statute

10.    Appoint the Auditors for 2008                             Mgmt          For                            For

11.    Elect the President and Vice President of the             Mgmt          For                            For
       meeting




--------------------------------------------------------------------------------------------------------------------------
 DANA GAS                                                                                    Agenda Number:  701855287
--------------------------------------------------------------------------------------------------------------------------
        Security:  M27014105
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  AE000A0LFAB8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

1.     Approve the Board of Directors report on the              Mgmt          For                            For
       Companys activities and financial position
       for the FYE 31 DEC 2008

2.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       account as of 31 DEC 2008

3.     Approve the Auditors report for 2008                      Mgmt          For                            For

4.     Approve the proposed appropriation of income              Mgmt          For                            For

5.     Approve to relieve the Board of Directors and             Mgmt          For                            For
       Auditors from liability for the FYE 31 DEC
       2008

6.     Elect the Members of the Board of Directors               Mgmt          For                            For

7.     Approve the Directors remuneration                        Mgmt          For                            For

8.     Appoint the Auditors for the FY 2009 and approve          Mgmt          For                            For
       to determine their remuneration




--------------------------------------------------------------------------------------------------------------------------
 DANUBIUS HOTEL AND SPA PLC, BUDAPEST                                                        Agenda Number:  701869298
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1768B117
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  HU0000074067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

1.     Approve the 2008 annual reports, the balance              Mgmt          No Action
       sheet and the profit and loss statement, receive
       the Boards report about the 2008 business activities,
       the report of the Auditor on the 2008 B.S.,
       and the report of the Supervisory Board on
       the 2008 operating activities and B.S

2.     Approve to pass decision on the report on corporate       Mgmt          No Action
       governance

3.     Approve to pass decision on the 2008 profit               Mgmt          No Action
       allocation

4.     Approve to inform the meeting about the 2009              Mgmt          No Action
       business targets

5.     Amend the Articles of Association [amendment              Mgmt          No Action
       of certain sections of the Articles of Association
       becomes necessary due to changes in the provisions
       of the GT. [joint regulations on the business
       associations] and the capital market regulations

6.     Approve to accept the Rules of procedure of               Mgmt          No Action
       the Supervisory Board

7.     Appoint the Auditor and approve his 2009 remuneration     Mgmt          No Action

8.     Approve to establish the remuneration of the              Mgmt          No Action
       Members of the Board of Directors and the Supervisory
       Board

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No Action
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 DATANG INTERNATIONAL POWER GENERATION CO LTD                                                Agenda Number:  701715647
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20020106
    Meeting Type:  EGM
    Meeting Date:  11-Nov-2008
          Ticker:
            ISIN:  CNE1000002Z3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the provision of guarantee by the Company         Mgmt          For                            For
       for the financing of Jiangxi Datang International
       Xinyu Power Generation Company Limited

2.     Approve the provision of guarantee by the Company         Mgmt          For                            For
       for the financing of Shanxi Datang International
       Yuncheng Power Generation Company Limited

3.     Approve the Company's contribution to construct           Mgmt          For                            For
       two 300 MW coal-fired heat supply and power
       generation units at Fengrun Thermal Power Project
       Phase 1

4.     Approve the Company's entering in to the Financial        Mgmt          For                            For
       Services Agreement with China Datang Finance
       Co., Limited

S.1    Approve the change in the registered capital              Mgmt          For                            For
       of the Company

S.2    Amend Articles 18, 21 and 22 of the Articles              Mgmt          For                            For
       of Association of the Company




--------------------------------------------------------------------------------------------------------------------------
 DATANG INTL PWR GENERATION CO  LTD                                                          Agenda Number:  701815156
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20020106
    Meeting Type:  EGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  CNE1000002Z3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" ONLY FOR RESOLUTIONS
       1 TO 5. THANK YOU.

1.     Approve the provision of guarantee by the Company         Mgmt          For                            For
       for the financing of Fujian Datang International
       Ningde Power Generation Company Limited

2.     Approve the provision of guarantee by the Company         Mgmt          For                            For
       for the financing of Zhejiang Datang Wushashan
       Power Generation Company Limited

3.     Approve the provision of guarantee by the Company         Mgmt          For                            For
       for the financing of Shanxi Datang International
       Yungang Thermal Power Company Limited

4.     Approve the provision of guarantee by the Company         Mgmt          For                            For
       for the financing of Hebei Datang International
       Wangtan Power Generation Company Limited

5.     Approve the provision of guarantee by the Company         Mgmt          For                            For
       for the financing of Datang International [Hong
       Kong] Limited




--------------------------------------------------------------------------------------------------------------------------
 DATANG INTL PWR GENERATION CO  LTD                                                          Agenda Number:  701908660
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20020106
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  CNE1000002Z3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the "Report of the Board of Directors             Mgmt          For                            For
       of the Company [the Board] for the year 2008”
       [including independent Non-Executive Directors
       report on work]

2.     Approve the "report of the Supervisory Committee          Mgmt          For                            For
       of the Company for the year 2008"

3.     Approve the "Proposal of final accounts for               Mgmt          For                            For
       the year 2008"

4.     Approve the "Profit distribution proposal for             Mgmt          For                            For
       the year 2008"

5.     Approve the proposal on the re-appointment of             Mgmt          For                            For
       PricewaterhouseCoopers

6.     Approve the proposal on the method of receiving           Mgmt          For                            For
       the Company's correspondence by the shareholders

S.7    Approve the amendments to the Articles of Association     Mgmt          For                            For
       of the Company

S.8    Approve the extension on the mandate for the              Mgmt          For                            For
       issue of medium-to-short-term debentures by
       the Company, the Board agreed to propose to
       the general meeting that the effective period
       of the resolution in relation to the "Issue
       of medium-to-short-term debentures of not more
       than RMB10 billion" at the 2007 AGM be extended
       for 12 months from the date of the 2008 AGM

S.9    Authorize the Board to agree to request the               Mgmt          For                            For
       general meeting to grant the following mandates
       to the Board: (1) within 12 months from the
       date of approval of this resolution at the
       Company's general meeting, exercise all rights
       of the Company to authorize, allot or issue,
       either separately or concurrently, domestic
       shares [A Shares] and overseas-listed foreign
       shares [H Shares] and execute or grant any
       offers, agreements and arrangements which may
       require the exercise of such rights; (2) to
       allot or issue, either separately or concurrently,
       A Shares and H Shares with the respective numbers
       of A Shares and H Shares, allotted or issued,
       either separately or concurrently, not more
       than 20% of the respective number of the issued
       A Shares and H Shares of the Company; (3) the
       respective numbers of A Shares and H Shares
       allotted or issued, either separately or concurrently,
       and (4) the Company's actual condition of the
       allotment or issue of new A Shares and new
       H Shares, either separately or concurrently,
       the Board may increase the registered capital
       of the Company and make appropriate amendments
       to Articles 18 and 21 to the 'Articles of Association
       of Datang International Power Generation Co.,
       Ltd"

S.10   Approve the resolution on the Company's fulfillments      Mgmt          For                            For
       to the Conditions for Non-Public Issue of A
       Shares

S11.A  Type of shares to be issued and par value the             Mgmt          For                            For
       type of shares to be issued this time is domestic
       listed RMB-denominated ordinary shares [A Share]
       with a par value of Rmb1.00 each

S11.B  Number of shares to be issued the number of               Mgmt          For                            For
       a shares to be issued in this non-public offering
       shall not be more than 700 million shares [inclusive
       of 700 million shares] within the upper limit,
       the general meeting to negotiate with the sponsor
       [lead underwriter] and determine the actual
       number of shares to be issued with reference
       to the market situations during the issue;
       in the event of trading of shares on ex-right
       or ex-dividend basis from the date of this
       announcement on the resolutions of the Board
       to the issue date, the number of A Shares to
       be issued under the current non-public offering
       shall be adjusted accordingly; further announcement
       will be made by the Company in accordance with
       the requirements of the Rules Governing the
       Listing of Securities on the Stock Exchange
       of Hong Kong Limited [the Listing Rules] when
       the actual number of A Shares to be issued
       can be ascertained

S11.C  Approve that the Board agreed to the non-public           Mgmt          For                            For
       issue A shares of the Company according to
       the following proposal: method and time of
       issue all shares under the current issue shall
       be issued to specific targets by means of nonpublic
       issue; shares shall be issued to specific targets
       at any suitable time chosen by the Company
       within 6 months upon the approval of the China
       Securities Regulatory Commission

S11.D  Approve that the Board agreed to the non-public           Mgmt          For                            For
       issue A shares of the Company according to
       the following proposal: Target subscribers
       and subscription method, the target subscribers
       under the current non-public offering shall
       not be more than 10, including: securities
       investment and fund management Companies, securities
       Companies, trust and investment Companies,
       finance Companies, insurance institutional
       investors and other legal investors, etc; all
       target subscribers shall subscribe the shares
       under the current issue by way of cash

S11.E  Approve that the Board agreed to the non-public           Mgmt          For                            For
       issue A shares of the Company according to
       the following proposal: Place of listing the
       shares under the current issue shall be listed
       and traded on the Shanghai Stock Exchange after
       expiry of the lock-up period

S11.F  Approve that the Board agreed to the non-public           Mgmt          For                            For
       issue A shares of the Company according to
       the following proposal: Issue price and method
       of pricing the issue price of the current non-public
       issue of A shares shall not be lower than 90%
       of the average trading prices of the Company's
       A Shares [i.e: RMB6.33 per share] for the 20
       trading days immediately preceding the date
       of this announcement; the final issue price
       shall be determined on a best available price
       basis with reference to the subscription quotation
       of the target subscribers after obtaining the
       approval documents for issue. in the event
       of trading of shares on ex-right or ex-dividend
       basis from the date of this announcement of
       the resolutions of the Board to the issue date,
       the minimum issue price of the current non-public
       offering of a shares shall be adjusted accordingly;
       the final issue price shall be determined by
       the Board and the sponsor [lead underwriter]
       through negotiation, and according to the authorization
       of the general meeting as well as the requirements
       of the relevant laws, regulations and other
       regulatory documents with reference to the
       market situation

S11.G  Approve that the Board agreed to the non-public           Mgmt          For                            For
       issue A shares of the Company according to
       the following proposal: Use of fundraising
       proceeds: the proposed net proceeds under the
       current non-public issue of A Shares shall
       not exceed RMB5 billion and are planned to
       be invested in the following projects as specified;
       for detailed projects involved in the use of
       the proceeds of the fundraising, please refer
       to the "Feasibility Analysis Report on the
       Use of Fundraising Proceeds from Non-Public
       Issue of A Shares of Datang International Power
       generation Co., Ltd."; in the event that the
       Company carried out the investment in certain
       relevant projects by using bank loans and internal
       resources prior to obtaining the proceeds,
       the proceeds from the fundraising shall be
       used for repaying relevant bank loans and replenishing
       the Company's working capital after obtaining
       the proceeds; in the event that the actual
       net proceeds from the fundraising under the
       current issue are not sufficient for the capital
       required for the projects, the insufficient
       portion will be satisfied by the Company's
       internally generated funds; in the event that
       the actual net proceeds under the current issue
       exceed the capitals required for the projects,
       the excess portion shall be used to replenish
       the Company's working capital; under the premises
       that there are no changes in the projects requiring
       the use of the current proceeds, the Board
       shall make appropriate adjustments to the sequence
       of applying the proceeds and the amount of
       proceeds for the above-mentioned projects according
       to the actual needs of funds by the projects

S11.H  Approve that the Board agreed to the non-public           Mgmt          For                            For
       issue A shares of the Company according to
       the following proposal: Arrangement for the
       accumulated profits prior to the current issue
       after completion of the current non-public
       offering, the new and existing shareholders
       of the Company are entitled to share the accumulated,
       undistributed profits of the Company prior
       to the completion of the current non-public
       offering in proportion to their shareholdings

S11.I  Approve that the Board agreed to the non-public           Mgmt          For                            For
       issue A shares of the Company according to
       the following proposal: Arrangement for the
       lock-up period upon the completion of the issue,
       the shares to be subscribed by the target subscribers
       under the current non-public offering shall
       not be transferred within 12 months commencing
       from the date of the completion of the issue

S11.J  Approve that the Board agreed to the non-public           Mgmt          For                            For
       issue A shares of the Company according to
       the following proposal: The effective period
       for the resolution on the current non-public
       issue of shares the resolution on the current
       non-public issue of shares shall be effective
       for 12 months commencing on the day on which
       the resolutions are considered and approved
       by the general meeting

S.12   Authorize the Board to agree to propose to the            Mgmt          For                            For
       general meeting to conduct all matters in relation
       to the current non-public issue of A Shares
       at its discretion, including but not limited
       to: (1) the appointment of intermediary institutions
       including the sponsor [lead underwriter] to
       deal with the registration matters relating
       to the current non-public issue of shares;
       (2) to authorize the formulation and implementation
       of the detailed proposal of the current non-public
       issue of shares with reference to actual conditions,
       including but not limited to the selection
       of specific timing of issue, issue quantity,
       issue date, issue price as well as target subscribers;
       (3) to authorize the determination of the detailed
       arrangement for the use of proceeds in the
       above-mentioned directions of investment according
       to the status of approval, authorization, documentation
       or implementation, actual progress and actual
       amount of the proceeds with adjustments made
       with reference to the importance and urgency,
       actual investment amount, actual capital requirement
       and actual progress of the projects to be invested;
       under the premises of compliance with the then
       applicable laws of the PRC, if the state stipulates
       new regulations relating to the increase of
       share issue, or if the regulatory authorities
       set out new requirements and market condition
       changes, the Board shall make adjustments to
       the current non-public offering proposal and
       the Directions of investment pursuant to the
       regulations of the state and the requirements
       of the regulatory authorities [including the
       feedback on the approval for the application
       for the current non-public issue] except for
       matters involving laws and regulations and
       the articles of association which require re-voting
       at the general meeting; (4) to authorize the
       signing, amendment, supplement, submission,
       registration and execution of all documents
       and agreements in relation to the current non-public
       issue and listing; (5) to authorize the corresponding
       registration for change in shareholding according
       to the actual result of the current non-public
       issue of shares; (6) to authorize the handling
       of matters relating to the listing and trading
       of the non-public issued shares on the Shanghai
       Stock Exchange after the completion for the
       current non-public issue of shares; (7) to
       authorize the amendments to the relevant Articles
       of the Articles of Association, and the application
       for amendment to the investment for foreign-invested
       enterprise with the Ministry of Commerce and
       the application for amendment to the industry
       and the commerce registration after the completion
       for the current non-public issue of shares;
       (8) to authorize the conducting of other matters
       relating to the current non-public issue of
       shares; (9) to authorize the making of corresponding
       adjustments to the current detailed nonpublic
       offering proposal pursuant to the new requirements
       in the event that new requirements are issued
       in laws, regulations and other regulatory documents
       and the policies regarding issue of new shares
       adopted by the securities regulating authorities,
       except for such new requirements which require
       re-voting at the general meeting; (10) the
       above authorized matters shall be effective
       within 12 months commencing from the day on
       which the resolutions are considered and approved
       at the Company's general meeting

S.13   Approve that, the Board to agree to the feasibility       Mgmt          For                            For
       analysis report on the use of fundraising proceeds
       under the current non-public issue of A Shares
       and agreed to submit the report to the general
       meeting for consideration

S.14   Approve that, the Board to agree to the plan              Mgmt          For                            For
       relating to the current non-public issue of
       A Shares and agreed to submit the plan to the
       general meeting for consideration

S.15   Approve that, the Board to agree to the report            Mgmt          For                            For
       on the previous use of fundraising proceeds
       and agreed to submit the above-mentioned report
       to the general meeting for consideration




--------------------------------------------------------------------------------------------------------------------------
 DATATEC LTD                                                                                 Agenda Number:  701659039
--------------------------------------------------------------------------------------------------------------------------
        Security:  S2100Z123
    Meeting Type:  AGM
    Meeting Date:  04-Aug-2008
          Ticker:
            ISIN:  ZAE000017745
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited annual financial statements           Mgmt          For                            For
       and the Group annual financial statements for
       the YE 29 FEB 2008

2.     Re-elect Mr. J.P. Montanana as a Director of              Mgmt          For                            For
       the Company, who retires in terms of the Company's
       Articles of Association [the Articles]

3.     Re-elect Mr. N.J. Temple as a Director of the             Mgmt          For                            For
       Company, who retires in terms of the Articles

4.     Elect Mr. I.P. Dittrich as a Director of the              Mgmt          For                            For
       Company, who was appointed by the Board on
       01 MAR 2008

5.     Authorize the Directors of the Company to fix             Mgmt          For                            For
       and pay the Auditors remuneration for the YE
       29 FEB 2008

6.     Ratify the remuneration of the Directors of               Mgmt          For                            For
       the Company for the past FY as specified

7.     Approve the fees and Committee fees of the Non            Mgmt          For                            For
       Executive Directors of the Company for the
       2008/2009 FY which remain unchanged from the
       previous FY as specified

8.     Approve to placed the authorized but unissued             Mgmt          For                            For
       ordinary shares in the Company under the control
       and authority of the Board of Directors of
       the Company in terms of Section 221 of the
       Companies Act, Act 61 of 1973 [the Act], until
       the next AGM and authorize the Directors of
       the Company to allot, issue and otherwise dispose
       of such unissued ordinary shares as they may
       deem fit, subject always to the Act, the Articles
       and the JSE Limited [JSE] Listings Requirements
       where applicable and limited to a maximum of
       10% of the issued share capital, prior to any
       repurchase and cancellation of shares in the
       preceding year, of the Company from time to
       time

9.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the JSE Listing Requirements, to
       issue all or any of the authorized but unissued
       ordinary shares of 1 cent each in the share
       capital of the Company for cash as and when
       they in their discretion deem fit, subject
       to the Act, the Articles of Association, the
       JSE Listing Requirements and the following
       limitation: the securities which are the subject
       of the issue for cash must be of a class already
       in issue or, where this is not the case, must
       be limited to such securities or rights that
       are convertible into a class already in issue;
       the issue may only be made to public shareholders
       as specified in Paragraph 4.25 to 4.27 of the
       JSE Listing Requirements and not to related
       parties; that issues in the aggregate in any
       1 FY may not exceed 5% of the number of shares
       of that class in the Company's issued share
       capital, including instruments which are compulsorily
       convertible into shares of that class; that
       a paid press announcement giving full details
       of the issue in terms of Section 11.22 of the
       JSE Listing Requirements including the impact
       on net tangible assets value, earnings per
       share and headline earnings per share, will
       be published at the time of any issue representing
       on a cumulative basis with a FY 5% or more
       of the number of ordinary shares of that class
       in issue prior to the issue; the determining
       the price at which an issue off shares be made
       in terms of this authority the maximum permitted
       discount of 10% of the weighted average trading
       price on JSE of such shares over the 30 days
       prior to the date that the price of the issue
       is determined by the Directors of Datatec and
       the party subscribe for the securities; [Authority
       expires the earlier of the next AGM of the
       Company or 15 months]; and any other conditions
       that the JSE or London Stock Exchange may stipulate

10.    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       as contemplated in Section 90 of the Act and
       subject to the provisions of the Act, the Articles
       and the JSE Listing Requirements, to make a
       pro-rata payment to the shareholders of the
       Company by way of a general payment from the
       Company's share capital or share premium, not
       exceeding the Rand value of 20% of the Company's
       issued share capital, but excluding minority
       interests and re-valuations of assets and intangible
       assets that are not supported by a valuation
       by an independent professional expert acceptable
       to the JSE prepared within the last 6 months,
       in any 1 FY, measured as at the beginning of
       such FY; and that any general payment be made
       pro-rata to all shareholders; and [Authority
       expires the earlier of the next AGM of the
       Company or 15 months] the Company and the group
       are able to repay their debts as such debts
       become due in the ordinary course of business;
       the assets of the Company and the group fairly
       valued according to international financial
       reports standards and on a basis consistent
       with the last FY of the Company exceed the
       liabilities of the Company and the group; the
       Company and the group have adequate share capital
       and reserves for ordinary business purpose;
       the Company and the group have sufficient working
       capital for ordinary business purpose and the
       sponsor of the Company provides a letter to
       the JSE on the adequacy of working capital
       in terms of Section 2.12 at the JSE Listing
       Requirements; the Directors of the Company
       intend to utilize the authority in terms of
       his Ordinary Resolution Number 10 in order
       to make a general payment to the shareholders
       of the Company by way of general payment from
       the Company's share capital or share premium;
       although the Board has no immediate intention
       to use this authority to make a general payments
       to shareholders by way of a general payment
       from the Company's share capital or share premium
       the Board opinion that this authority should
       be in place should become appropriate to make
       such payment announcements will be published
       on SENS and in the press selling out terms
       and date of the general payment the financial
       effects of the general payment prior to such
       payment being effected and complying with Section
       11.31 and Schedule 24 of the JSE Listing Requirements

11.    Authorize any Director of the Company or the              Mgmt          For                            For
       Company Secretary, subject to the passing of
       terms of the Ordinary Resolutions 1 to 10,
       to sign all documents and perform all acts
       which may be required to give effect to such
       Ordinary Resolutions 1 to 10 passed at the
       AGM

S.1    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       by way of general authority given as a renewable
       mandate subject to the Articles, the provisions
       of the Act and the JSE Listings Requirements,
       to facilitate the acquisition by the Company
       or a subsidiary of the Company of the issued
       ordinary shares of the Company, upon such terms
       and conditions and in such amounts as the directors
       of the Company may from time to time determine,
       provided that: the Company will only appoint
       1 agent to effect any repurchase[s] on its
       behalf; after such repurchase the Company will
       still comply with Paragraphs 3.37 to 3.41 of
       the Listings Requirements concerning shareholder
       spread requirements; the Company or its subsidiary
       shall not repurchase securities during a prohibited
       period as defined in Paragraph 3.67 of the
       Listings Requirements; the repurchase of securities
       will be effected through the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement between
       the Company and the counter party; the repurchase
       by the Company of its own securities above
       should not exceed 20% of the Company's issued
       ordinary share capital in the aggregate in
       any 1 FY or, in the case of an acquisition
       by any of the Company's subsidiaries, 10% of
       such issued ordinary share capital in the aggregate
       if such shares are to be held as treasury stock;
       in determining the price at which the Company's
       ordinary shares are acquired by the Company
       or a subsidiary of the Company in terms of
       this general authority, the maximum premium
       at which such ordinary shares may be acquired
       will be 10% of the weighted average of the
       market price at which such ordinary shares
       are traded on the JSE, as determined over the
       5 trading days immediately preceding the date
       of the repurchase of such ordinary shares by
       the Company or a subsidiary of the Company;
       and the sponsor to the Company provides a letter
       of confirmation on the adequacy of working
       capital in terms of Section 2.12 of the JSE
       Listings Requirements prior to any repurchases
       being implemented on the open market of the
       JSE; [Authority expires the earlier of the
       next AGM or 15 months]; a paid press release
       giving such details as may be required in terms
       of the Listings Requirements of the JSE be
       published when the Company or its subsidiaries
       have cumulatively repurchased 3% of the initial
       number of the shares of the Company in issue
       as at the time the general authority was granted
       and for each 3% in aggregate of the initial
       number of shares acquired thereafter

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 DAZHONG TRANSPORTATION (GROUP) CO LTD                                                       Agenda Number:  701870013
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2023E119
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  CNE000000461
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the 2008 work report of the Board of              Mgmt          For                            For
       Directors

2.     Receive the 2008 work report of the Supervisory           Mgmt          For                            For
       Committee

3.     Receive the 2008 work report by the Independent           Mgmt          For                            For
       Directors

4.     Receive the 2008 financial resolution report              Mgmt          For                            For
       and 2009 financial budget report

5.     Approve the 2008 Profit Distribution Plan; cash           Mgmt          For                            For
       dividend/10 shares [tax included]: CNY 1.3000;
       bonus issue from profit [Share/10 Shares]:
       none; bonus issue from capital reserve [share/10
       shares]: none

6.     Approve the 2009 External Guarantee                       Mgmt          For                            For

7.     Amend the Company's Articles of Association               Mgmt          For                            For

8.     Re-appoint the Audit Firm and payment of the              Mgmt          For                            For
       audit fee

9.     Approve the recommendation of the Members of              Mgmt          For                            For
       the New Board of Directors

10.    Approve to nominate the Independent Directors             Mgmt          For                            For

11.    Approve the recommendation of Members of Supervisory      Mgmt          For                            For
       Committee

12.    Approve to issue of short term financing bills            Mgmt          For                            For

13.    Approve to adjust the allowances of Independents          Mgmt          For                            For
       Directors and Supervisors




--------------------------------------------------------------------------------------------------------------------------
 DC CHEMICAL CO LTD, SEOUL                                                                   Agenda Number:  701834120
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2026B104
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7010060002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Director                                        Mgmt          For                            For

4.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DELEK AUTOMATIVE SYSTEMS LTD, NETANYA                                                       Agenda Number:  701832710
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2756V109
    Meeting Type:  AGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  IL0008290103
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the discussion of the financial statements        Mgmt          For                            For
       and Directors' report for the year 2008

2.     Re-appoint Joint Accountant-Auditors and authorize        Mgmt          For                            For
       the Board to fix their remuneration

3.     Appoint Mr. Ofer Zelermayer as an External Director       Mgmt          For                            For
       for a 3 year statutory period and approve his
       remuneration of NIS 61,160 annual and NIS 2,280
       meeting attendance fees




--------------------------------------------------------------------------------------------------------------------------
 DELEK AUTOMATIVE SYSTEMS LTD, NETANYA                                                       Agenda Number:  701964430
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2756V109
    Meeting Type:  SGM
    Meeting Date:  08-Jun-2009
          Ticker:
            ISIN:  IL0008290103
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve to increase the amount of the annual              Mgmt          For                            For
       D&O cover in the frame of the Delek Group D&O
       insurance in which the Company participates
       from USD 50 million to USD 75 million and payment
       of the proportionate share of the Company in
       the annual premium

2.     Authorize the Company to renew D&O insurance              Mgmt          For                            For
       cover from time to time either independently
       or within the frame of Group insurance provided
       that in the frame of Group insurance the amount
       is not less than USD 50 million and not more
       than USD 100 million and in the case of independent
       insurance the amount is not less than USD 30
       million and not more than USD 60 million, and
       in neither case will the premium be more than
       USD 100,000

3.     Re-appoint Ms. Yael Geva as an External Director          Mgmt          For                            For
       for an additional 3 year statutory period




--------------------------------------------------------------------------------------------------------------------------
 DELEK GROUP LTD, NETANYA                                                                    Agenda Number:  701636194
--------------------------------------------------------------------------------------------------------------------------
        Security:  M27635107
    Meeting Type:  AGM
    Meeting Date:  14-Jul-2008
          Ticker:
            ISIN:  IL0010841281
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and the Directors'       Mgmt          For                            For
       report for the year 2007

2.     Re-appoint the Accountant-Auditors and authorize          Mgmt          For                            For
       the Board to fix their fees

3.     Approve the payment to the Chairman of the Board          Mgmt          For                            For
       of a bonus in respect of 2007 in the amount
       of NIS 1,440,000

4.     Approve the extension of the period of a loan             Mgmt          For                            For
       granted by the Company to the Chairman for
       an additional 3 years; the loan in the amount
       of NIS 2.5 million was granted in 2005 and
       is due for repayment in OCT 2008 [if not extended],
       the loan is linked to the Consumers Prices
       Index and bears linked interest at the rate
       of 4% a year [no change]

5.     Approve to increase the amount of D&O insurance           Mgmt          For                            For
       cover from USD 40 to USD 50 million




--------------------------------------------------------------------------------------------------------------------------
 DELEK GROUP LTD.                                                                            Agenda Number:  701783020
--------------------------------------------------------------------------------------------------------------------------
        Security:  M27635107
    Meeting Type:  EGM
    Meeting Date:  02-Jan-2009
          Ticker:
            ISIN:  IL0010841281
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "PLEASE NOTE THAT AS THE MEETING DATE FALLS               Non-Voting    No vote
       ON 01 JAN 2009, WHICH IS A GLOBAL HOLIDAY AND
       THE MAINFRAMES, DOES NOT ACCEPT THE SAME, THE
       MEETING DATE HAS BEEN CHANGED TO 02 JAN 2009.
       THANK YOU."

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Appoint Mr. Yosef Dauber as an External Director          Mgmt          For                            For
       for a 3 year statutory period

2.     Approve the payment to Mr. Dauber of annual               Mgmt          For                            For
       remuneration: NIS 126,000 and meeting attendance
       fees: NIS 4,800

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING TYPE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 DELEK GROUP LTD.                                                                            Agenda Number:  701806501
--------------------------------------------------------------------------------------------------------------------------
        Security:  M27635107
    Meeting Type:  EGM
    Meeting Date:  17-Feb-2009
          Ticker:
            ISIN:  IL0010841281
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the compensation of Mr. Avi Harel as              Mgmt          For                            For
       the Director of the Company, in his capacity
       as Head of a Subsidiary




--------------------------------------------------------------------------------------------------------------------------
 DELTA ELECTRONICS (THAILAND) PUBLIC CO LTD                                                  Agenda Number:  701816223
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20266154
    Meeting Type:  AGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  TH0528010Z18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of AGM of shareholders     Mgmt          For                            For
       No. 1/2008 held on 03 APR 2008

2.     Acknowledge the operation results of the Company          Mgmt          For                            For
       in 2008

3.     Approve the audited balance sheet and profit              Mgmt          For                            For
       and loss statements for the YE 31 DEC 2008
       as well as the Auditor's report

4.     Approve the dividend distribution for the year            Mgmt          For                            For
       2008

5.     Approve the re-election of the Directors who              Mgmt          For                            For
       retire by rotation

6.     Approve the remuneration for Directors for the            Mgmt          For                            For
       year 2009

7.     Approve the appointment of External Auditor               Mgmt          For                            For
       and its remuneration for the year 2009

8.     Approve the amendment of the Company's Articles           Mgmt          For                            For
       of Association

9.     Approve the addition to the Company's business            Mgmt          For                            For
       objectives and the amendment to Clause 3 of
       the Company's Memorandum of Association

10.    Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 DELTA ELECTRS INC                                                                           Agenda Number:  701979847
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20263102
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002308004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 575230 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 financial statements                             Non-Voting    No vote

A.3    The 2008 audited reports                                  Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 3.5 per share

B.3    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 10 for 1,000
       shares held; proposed bonus issue: 10 for 1,000
       shares held

B.6    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.7.1  Elect Mr. Yi-Chiang LO/ Shareholder No: 205026            Mgmt          For                            For
       as an Independent Director

B72.1  Elect Mr. Bruce Ch Cheng/Shareholder No: 1 as             Mgmt          For                            For
       a Director

B72.2  Elect Mr. Yancey Hai/Shareholder No: 38010 as             Mgmt          For                            For
       a Director

B72.3  Elect Mr. Mark Ko/Shareholder No: 15314 as a              Mgmt          For                            For
       Director

B72.4  Elect Mr. Raymond Hsu/Shareholder No: 3 as a              Mgmt          For                            For
       Director

B72.5  Elect Mr. Fred Chai-Yan Lee/Passport No: 057416787        Mgmt          For                            For
       as a Director

B72.6  Elect Mr. Ping Cheng/Shareholder No: 43 as a              Mgmt          For                            For
       Director

B72.7  Elect Mr. Simon Chang/Shareholder No: 19 as               Mgmt          For                            For
       a Director

B72.8  Elect Mr. Albert Chang/Shareholder No: 32 as              Mgmt          For                            For
       a Director

B73.1  Elect Mr. E-Ying Hsieh/Shareholder No: 2 as               Mgmt          For                            For
       a Supervisor

B73.2  Elect Mr. Chung-Hsing Huang/Id No: H101258606             Mgmt          For                            For
       as a Supervisor

B.8    Approve the proposal to release the prohibition           Mgmt          For                            For
       on Directors from participation in competitive
       business

B.9    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 DENWAY MTRS LTD                                                                             Agenda Number:  701924450
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2032Y106
    Meeting Type:  AGM
    Meeting Date:  02-Jun-2009
          Ticker:
            ISIN:  HK0203009524
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and consider the audited financial statements     Mgmt          For                            For
       and the report of the Directors and the Independent
       Auditor's report for the YE 31 DEC 2008

2.     Declare a final dividend                                  Mgmt          For                            For

3.1    Re-elect Mr. Zeng Qinghong as a Director                  Mgmt          For                            For

3.2    Re-elect Mr. Yang Dadong as a Director                    Mgmt          For                            For

3.3    Re-elect Mr. Yao Yiming as a Director                     Mgmt          For                            For

3.4    Re-elect Mr. Cheung Doi Shu as a Director                 Mgmt          For                            For

3.5    Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors to fix the remuneration of the
       Auditors

5.     Authorize the Directors of the Company, subject           Mgmt          Against                        Against
       to repurchase shares in the capital of the
       Company on The Stock Exchange of Hong Kong
       Limited [the "Stock Exchange"] or on any other
       stock exchange on which the shares of the Company
       may be listed and recognized by the Securities
       and Futures Commission and the Stock Exchange
       for this purpose, subject to and in accordance
       with all applicable laws and the requirements
       of the Rules Governing the Listing of Securities
       on the Stock Exchange or of any other stock
       exchange as amended from time to time; approve
       the aggregate nominal amount of shares of the
       Company to be repurchased by the Company shall
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of the passing of this resolution
       and the said approval shall be limited accordingly;
       [Authority expires earlier at the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by law to be held]

6.     Authorize the Directors of the Company, subject           Mgmt          Against                        Against
       to allot, issue and deal with additional shares
       in the capital of the Company and to make and
       grant offers, agreements and options [including
       warrants, bonds, debentures, notes and other
       securities which carry rights to subscribe
       for or are convertible into shares of the Company]
       which would or might require shares to be allotted
       and after the end of the relevant period; approve
       the aggregate nominal amount of share capital
       allotted or agreed conditionally or unconditionally
       to be allotted [whether pursuant to an option
       or otherwise] by the Directors of the Company,
       otherwise than pursuant to (a) a Rights Issue
       [as hereinafter defined]; or (b) an issue of
       shares upon the exercise of subscription rights
       under any option scheme or similar arrangement
       for the time being adopted for the grant or
       issue to the grantees as specified in such
       scheme or similar arrangement of shares or
       rights to acquire shares of the Company; or
       (c) any issue of shares pursuant to the exercise
       of rights of subscription or conversion under
       the terms of any existing warrants, bonds,
       debentures, notes and other securities of the
       Company which carry rights to subscribe for
       or are convertible into shares of the Company;
       or (d) an issue of shares pursuant to any scrip
       dividend or similar arrangement providing for
       the allotment of shares in lieu of the whole
       or part of the dividend on shares of the Company
       in accordance with the Articles of Association
       of the Company, shall not exceed 20% of the
       aggregate nominal amount of the issued share
       capital of the Company at the date of the passing
       of this resolution and the said approval shall
       be limited accordingly; [Authority expires
       earlier at the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by law to be held]

7.     Approve that the conditional upon the passing             Mgmt          Against                        Against
       of the ordinary resolutions in items 5 and
       6 as specified, the general mandate granted
       to the Directors of the Company to exercise
       the powers of the Company to allot, issue and
       deal with any additional shares of the Company
       pursuant to ordinary resolution in item 6 as
       specified be and is hereby extended by the
       addition thereto of an amount representing
       the aggregate nominal amount of the share capital
       of the Company repurchased by the Company under
       the authority granted pursuant to ordinary
       resolution in item 5 as specified, provided
       that such extended amount shall not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of the passing of this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 DHOFAR INTERNATIONAL DEVELOPMENT & INVESTMENT H OLDING, SALALAH                             Agenda Number:  701849450
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2R062102
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  OM0001218888
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Board of Administration         Mgmt          For                            For
       for the expired FY 31 DEC 2008

2.     Receive the report and the organization Company's         Mgmt          For                            For
       management for the expired FY 31 DEC 2008

3.     Receive the audit report and approve the public           Mgmt          For                            For
       budget and the statement of profits and losses
       for the expired FY 31 DEC 2008

4.     Approve the distribution of cash profits on               Mgmt          For                            For
       the shareholders and that at the percentage
       of 10 per of the capital paid that is the average
       of 10 baisa for each share the nominal value
       of each share is 100 baisa

5.     Approve the allowance of attendance of the meetings       Mgmt          For                            For
       of the Board of Administration the Committees
       which were formed from it which expired on
       21 DEC 2008 and which had reached the amount
       of OMR 24750; the allowance for the present
       FYE 2009

6.     Approve the allowance to be distributed on the            Mgmt          For                            For
       Members of the Board at the amount OMR 174250
       for the FYE 31 DEC 2008

7.     Approve the transactions and contracts made               Mgmt          For                            For
       by the Company for itself with other parties
       in connection with it during FYE 31 DEC 2008

8.     Approve the transactions which will be made               Mgmt          For                            For
       by the Company with other parties in connections
       which will end on 31 DEC 2009

9.     Approve the donations which had been given by             Mgmt          For                            For
       the Company during the expired FY financial
       year on 31 DEC 2008 and which had reached the
       amount of 25000 Omani Rials and authorize the
       Board of Administration to pay pursuant to
       this Clause in 2009 within the limits of the
       financial budget which reached 50000 Omani
       Rials

10.    Appoint an Audit Controller and fix his remunerations     Mgmt          For                            For
       for the FYE 31 DEC 2009

11.    Elect Members of a new Board of Administration            Mgmt          For                            For
       for the new mandate




--------------------------------------------------------------------------------------------------------------------------
 DHOFAR INTERNATIONAL DEVELOPMENT & INVESTMENT H OLDING, SALALAH                             Agenda Number:  701851823
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2R062102
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  OM0001218888
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to decrease the number of the Members             Mgmt          For                            For
       of the Board of Administration from 12 Members
       to 9 Members and amend the basic statute of
       the Company




--------------------------------------------------------------------------------------------------------------------------
 DIAGNOSTICOS DA AMER S A                                                                    Agenda Number:  701900397
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3589C109
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  BRDASAACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES ''IN FAVOR'' AND ''AGAINST"        Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

A.     Approve the Directors Accounts, to examine,               Mgmt          For                            For
       discuss and the Company's consolidated financial
       statements for the FYE 31 DEC 2008, the administration
       reporting that in light of the results from
       the FY the distribution of dividends is not
       being proposed

B.     Elect the Members of the Board of Directors               Mgmt          For                            For

C.     Approve to consider the proposal of the administration    Mgmt          For                            For
       aiming at the instatement of the Finance Committee
       on a non permanent basis to operate during
       the 2009 FY, approval of the draft internal
       regulation and election of its full and alternate
       Members

D.     Approve to set the total annual remuneration              Mgmt          For                            For
       for the Members of the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 DIAGNOSTICOS DA AMER S A                                                                    Agenda Number:  701900400
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3589C109
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  BRDASAACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES ''IN FAVOR'' AND ''AGAINST"        Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

A.     Amend the Corporate Bylaws with amendment of              Mgmt          For                            For
       Articles 3, 20 inclusion of item XXX, 21 and
       25 of the Corporate Bylaws, aiming respectively
       at the adaptation of the Corporate purpose,
       the inclusion of a matter in the list of powers
       of the Board of Directors as well as the adaptation
       of the positions and authorities of the Executive
       Committee




--------------------------------------------------------------------------------------------------------------------------
 DIALOG GROUP BHD                                                                            Agenda Number:  701740614
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20641109
    Meeting Type:  AGM
    Meeting Date:  19-Nov-2008
          Ticker:
            ISIN:  MYL7277OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the FYE 30 JUN 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Approve the payment of a final dividend of 20%            Mgmt          For                            For
       per ordinary share of MYR 0.10 each less income
       tax at 26% in respect of the FYE 30 JUN 2008

3.     Re-elect Mr. Chan Yew Kai as a Director, who              Mgmt          For                            For
       retires in pursuant to Article 96 of the Company's
       Articles of Association

4.     Re-elect Tan Sri Dato' Seri Megat Najmuddin               Mgmt          For                            For
       Bin Datuk Seri Dr. Haji Megat Khas as a Director,
       who retires in pursuant to Article 96 of the
       Company's Articles of Association

5.     Re-elect Cik Siti Khairon Bt Shariff as a Director,       Mgmt          For                            For
       who retires in pursuant to Article 96 of the
       Company's Articles of Association

6.     Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 160,000 in respect of the FYE 30 JUN 2008

7.     Re-appoint Messrs. BDO Binder as the Auditors             Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

8.     Authorize the Directors, pursuant to the Dialog           Mgmt          For                            For
       Group Employees' Share Option Scheme [the Scheme]
       which was approved at the EGM held on 25 JUL
       2007, to offer and grant options to eligible
       Employees and eligible Directors of the Company
       and its Subsidiary Companies [the Group] and,
       pursuant to Section 132D of the Companies Act,
       1965, to allot and issue such number of new
       ordinary shares of MYR 0.10 each in the capital
       of the Company from time to time in accordance
       with the By-Laws of the Scheme

9.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to allot and
       issue shares in the Company at any time and
       upon such terms and conditions and for such
       purposes as the Directors may, in their absolute
       discretion deem fit, provided that the aggregate
       number of shares issued pursuant to this resolution
       in any one FY does not exceed 10% of the issued
       and paid-up share capital of the Company for
       the time being and to obtain the approval for
       the listing of and quotation for the additional
       shares so issued on Bursa Malaysia Securities
       Berhad; [Authority expires at the conclusion
       of the next AGM of the Company]

10.    Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965, the Memorandum and Articles of Association
       of the Company and the guidelines of Bursa
       Malaysia Securities Berhad [Bursa Malaysia]
       and any other relevant authorities, to purchase
       and/or hold such number of ordinary shares
       of MYR 0.10 each in the Company as may be determined
       by the Directors of the Company from time to
       time through Bursa Malaysia upon such terms
       and conditions as the Directors of the Company
       may deem fit in the interest of the Company,
       provided that the aggregate number of ordinary
       shares of MYR 0.10 each purchased pursuant
       to this resolution does not exceed 10% of the
       total issued and paid-up share capital of the
       Company [Proposed Renewal] and that an amount
       not exceeding the total audited retained profits
       and share premium account of the Company at
       the time of purchase, would be allocated by
       the Company for the Proposed Renewal, and to
       take all steps necessary to implement, finalize
       and to give full effect to the Proposed Renewal
       and to decide in their discretion to either
       retain the ordinary shares of MYR 0.10 each
       purchased pursuant to the Proposed Renewal
       as treasury shares and/or to resell the treasury
       shares and/or to distribute them as share dividends
       and/or to cancel them; [Authority expires at
       the conclusion of the next AGM of the Company]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 DIGI.COM BHD                                                                                Agenda Number:  701901173
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2070F100
    Meeting Type:  AGM
    Meeting Date:  07-May-2009
          Ticker:
            ISIN:  MYL6947OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       of the Company for the FYE 31 DEC 2008 and
       the Directors' and Auditors' reports thereon

2.     Declare a final single-tier exempt dividend               Mgmt          For                            For
       of 53 sen per ordinary share of 10 sen each
       for the FYE 31 DEC 2008

3.     Re-elect Mr. Tan Sri Leo Moggie as a Director             Mgmt          For                            For
       of the Company who retires under Article 98(A)
       of the Articles of Association of the Company

4.     Re-elect Mr. Sigve Brekke as a Director of the            Mgmt          For                            For
       Company who retires under Article 98(E) of
       the Articles of Association of the Company

5.     Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

6.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       subject to the provisions of the Listing Requirements
       of Bursa Malaysia Securities Berhad, and its
       subsidiaries, to enter into recurrent related
       party transactions of a revenue or trading
       nature with Telenor and persons connected with
       Telenor as specified in Section 2.3 of the
       circular to shareholders dated 15 APR 2009,
       which are necessary for the day-to-day operations
       and/or in the ordinary course of business of
       the Company and its subsidiaries on terms not
       more favorable to the related parties than
       those generally available to the public and
       are not detrimental to the minority shareholders
       of the Company and that such approval shall
       continue to be in force until: [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM after the date it
       is required to be held pursuant to Section
       143[1] of the Companies Act, 1965 [but shall
       not extend to such extension as may be allowed
       pursuant to Section 143[2] of the Companies
       Act, 1965]




--------------------------------------------------------------------------------------------------------------------------
 DISCOUNT INVESTMENT CORP                                                                    Agenda Number:  701638732
--------------------------------------------------------------------------------------------------------------------------
        Security:  M28072102
    Meeting Type:  AGM
    Meeting Date:  01-Jul-2008
          Ticker:
            ISIN:  IL0006390137
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Receive the financial statements and the Directors        Mgmt          For                            For
       report for year 2007

2.     Re-appoint Messrs. N. Dankner, E. Cohen, Z.               Mgmt          For                            For
       Dankner, D. Manor, I. Manor, Z. Livnat, A.
       Fisher, R. Bisker, S. Ben-Zev, Y. Shimmel G.
       Lahav, A. Rosenfeld as the Officiating Directors
       and approve that the External Directors continue
       in Office by provision of Law

3.     Re-appoint the Accountant- Auditors for the               Mgmt          For                            For
       year 2008 and report of the Board as to their
       fees

4.     Approve to increase the amount of D&O insurance           Mgmt          For                            For
       cover that the Company is permitted to purchase
       to a maximum of ILS 40 million




--------------------------------------------------------------------------------------------------------------------------
 DISCOUNT INVESTMENT CORP                                                                    Agenda Number:  701707234
--------------------------------------------------------------------------------------------------------------------------
        Security:  M28072102
    Meeting Type:  SGM
    Meeting Date:  28-Sep-2008
          Ticker:
            ISIN:  IL0006390137
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve an agreement between the Company together         Mgmt          For                            For
       with IDB Development Company Limited [the controlling
       shareholder of the Company] and between GVT
       Antilles, a Company in which the Company and
       IDB each own 16.44%, GVT Holland, fully owned
       by GVT Antilles, and a Company belonging to
       the Swarth Group controlled by Mr. Saul Shani
       [the Purchaser], by which the Company and IDB
       will each sell to GVT Antilles their holding
       in GVT Antilles in consideration for such amount
       as may be received by GVT Holland for the sale
       of part of its holdings in GVT Brazil, GVT
       Brazil is a Public Company traded in Brazil,
       22.9% of the shares of which are owned by GVT
       Holland, the transaction to be approved is
       designed in order to enable the Company to
       realize its indirect holding in GVT Brazil,
       In the frame of the transaction GVT Holland
       will sell to the Purchaser 5 million shares
       of GVT Brazil [3.9%] for an amount in Brazilian
       currency presently equivalent to USD 85 million;
       the consideration will be immediately transferred
       from GVT Holland to GVT Antilles and will be
       used for the purchase from each of the Company
       and of IDB of 8.5% of the shares of GVT Antilles,
       GVT Holland has granted the Purchaser an option
       for the purchase of an additional 3.6% of the
       shares of GVT Brazil [4,661,748 shares] in
       consideration for an amount in USD equal to
       a multiplication of the number of shares by
       the higher of [1] 32.725 Brazilian Real; OR
       [2] 80% of the average closing price of GVT
       Brazil shares during the preceding 30 days,
       which consideration will be transferred to
       GVT Antilles and will be used to purchase the
       balance of the holdings of the Company and
       of IDB in GVT Antilles




--------------------------------------------------------------------------------------------------------------------------
 DISCOUNT INVESTMENT CORP                                                                    Agenda Number:  701736538
--------------------------------------------------------------------------------------------------------------------------
        Security:  M28072102
    Meeting Type:  EGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  IL0006390137
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the notification by the Company to Clal           Mgmt          For                            For
       Finance Ltd. that the Company has no objection
       to a compromise agreement between Clal Finance
       Management Ltd., Clal Finance Betuha Investments
       Management Ltd., Clal Insurance Company Ltd.,
       and underwriters of Clal Insurance, in connection
       with claims that were submitted against Clal
       Finance Management and Clal Finance Betuha
       [the Clal Companies] by clients of those Companies
       [the Plaintiffs] relating to an investment
       portfolio managed by the Clal Companies [the
       Claim]




--------------------------------------------------------------------------------------------------------------------------
 DISCOUNT INVESTMENT CORP                                                                    Agenda Number:  701780012
--------------------------------------------------------------------------------------------------------------------------
        Security:  M28072102
    Meeting Type:  SGM
    Meeting Date:  15-Dec-2008
          Ticker:
            ISIN:  IL0006390137
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL. THANK
       YOU.

1.     Approve the agreement between the Company together        Mgmt          For                            For
       with IDB Development Co. [the controlling shareholder
       of the Company] and between GVT Antilles, a
       Company in which the Company and IDB each own
       16.44%, GVT Holland, fully owned by GVT Antilles
       and a Swarth Group Company controlled Mr. Saul
       Shani [the purchaser], by which the Company
       and IDB will each sell to GVT Antilles their
       holding in GVT Antilles in consideration for
       such amount as may be received by GVT Holland
       for the sale of part of its holdings in GVT
       Brazil, the GVT Brazil is a public telecommunication
       Company traded in Brazil, 22.9% owned by GVT
       Holland; the transaction is designed in order
       to enable the Company to realize its indirect
       holding of GVT Brazil, the GVT Holland is to
       sell to the Purchaser 5 million shares of GVT
       Brazil [3.9%] for an amount equal to ILS 46
       million; the consideration will be transferred
       from GVT Holland to GVT Antilles and will be
       used for the purchase from each of the Company
       and IDB of 8.5% of the shares of GVT Antilles,
       a similar transaction in SEP 2008 a General
       Meeting of the Company in which the consideration
       was to have been ILS 85 million, however in
       view of the subsequent global financial crisis
       the transaction was not completed and the present
       consideration is regarded as adapted to present
       market conditions




--------------------------------------------------------------------------------------------------------------------------
 DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA                                                    Agenda Number:  701832796
--------------------------------------------------------------------------------------------------------------------------
        Security:  M28072102
    Meeting Type:  EGM
    Meeting Date:  18-Mar-2009
          Ticker:
            ISIN:  IL0006390137
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS SGM. THANK YOU.                  Non-Voting    No vote

1.     Approve the entry together with IDB Development           Mgmt          For                            For
       Company Limited, the controlling shareholder
       of the Company, into an agreement with GVT
       [Holding] N.V, a private Company in which the
       Company and IDB Development each own 9.64%,
       Global Village Telecom [Holland] B.V, a fully
       owned subsidiary of GVT Holding and a Swarth
       Group Company, pursuant to which the Company
       and IDB Development will sell to GVT Holding
       their holdings, in whole or in part, in two
       stages, in consideration for a net amount to
       be received from the sale by Global Village
       of part of its holdings in GVT [Holding] S.A,
       a Brazil Telecommunication Company Traded on
       BOVESPA, the Company requires approval of the
       agreement in order to enable it to realize
       its indirect holding in the Brazil Company,
       and approval by the meeting is requested since
       the majority of Directors of the Company or
       their relatives are Directors also of IDB Development
       and/or the Company




--------------------------------------------------------------------------------------------------------------------------
 DISCOVERY HOLDINGS LTD                                                                      Agenda Number:  701766327
--------------------------------------------------------------------------------------------------------------------------
        Security:  S2192Y109
    Meeting Type:  AGM
    Meeting Date:  04-Dec-2008
          Ticker:
            ISIN:  ZAE000022331
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual financial statements       Mgmt          For                            For
       for the YE 30 JUN 2008 and the report of the
       Directors and the Auditors thereon

2.     Approve to confirm the appointment of Mr. A.L.            Mgmt          For                            For
       Owen as a Director on 06 DEC 2007

3.     Approve to confirm the appointment of Ms. T.              Mgmt          For                            For
       Slabbert as a Director on 01 JAN 2008

4.     Approve to confirm the appointment of Mr. P.              Mgmt          For                            For
       Cooper as a Director on 01 JAN 2008

5.     Re-elect Ms. S.E. Sebotsa as a Director, who              Mgmt          For                            For
       retires in accordance with the Company's Articles
       of Association

6.     Re-elect Dr. T.V. Maphai as a Director, who               Mgmt          For                            For
       retires in accordance with the Company's Articles
       of Association

7.     Approve to confirm the Directors' fees paid               Mgmt          For                            For
       by the Company for the YE 30 JUN 2008 as per
       the notes to the annual financial statements

8.     Approve to confirm the re-appointment of PricewaterhouseCoopersMgmt          For                            For
       Inc. as the Auditors and Mr. J. Awbrey as the
       individual designated auditor until the forthcoming
       AGM

9.     Authorize the Directors to fix and pay the Auditors'      Mgmt          For                            For
       remuneration for the YE 30 JUN 2008

10S.1  Authorize the Company and/or any of its subsidiaries,     Mgmt          For                            For
       by way of a general approval, to acquire ordinary
       shares issued by the Company, in terms of Sections
       85[2], 85[3] and 89 of the Companies Act No.
       61 of 1973, as amended, and in terms of the
       Listings Requirements of the JSE Limited [the
       'JSE Listings Requirements'], provided that:
       any such acquisition of ordinary shares shall
       be effected through the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement between
       the Company and the counter-party [reported
       trades are prohibited]; an announcement will
       be published as soon as the Company has acquired
       ordinary shares constituting, on a cumulative
       basis, 3% of the initial number of ordinary
       shares in issue and for each 3% in aggregate
       of the initial number acquired thereafter,
       in compliance with paragraph 11.27 of the JSE
       Listings Requirements; acquisitions of ordinary
       shares in aggregate in any one financial year
       may not exceed 20% of the Company's issued
       ordinary share capital as at the date of the
       grant of this general authority; ordinary shares
       may not be acquired at a price greater than
       10% above, the weighted average of the market
       value at which such ordinary shares are traded
       on the JSE as determined over the five business
       days immediately preceding the date of repurchase
       of such ordinary shares; the Company has been
       given authority by its Articles of Association;
       at any point in time, the Company may only
       appoint one agent to effect any repurchase
       on the Company's behalf; the Company undertaking
       that it will not enter the market to repurchase
       the Company's securities until the Company's
       sponsor has provided written confirmation to
       the JSE regarding the adequacy of the Company's
       working capital in accordance with Schedule
       25 of the JSE Listings Requirements; the Company
       remaining in compliance with the shareholder
       spread requirements of the JSE Listings Requirements;
       and the Company not repurchasing any shares
       during a prohibited period as defined in paragraph
       3.67 of the JSE Listings Requirements; unless
       they have in place a repurchase programme where
       the dates and quantities of securities to be
       traded during the relevant period are fixed
       [not subject to any variation] and full details
       of the programme have been disclosed in an
       announcement over SENS prior to the commencement
       of the prohibited period; and before entering
       the market to effect the general repurchase,
       the Directors, having considered the effects
       of the repurchase of the maximum number of
       ordinary shares in terms of the aforegoing
       general authority, will ensure that for a period
       of 12 months after the date of the general
       repurchase: the Company, and all of its subsidiaries,
       will be able, in the ordinary course of business,
       to pay its debts; the Company and the Group's
       assets, fairly valued in accordance with the
       accounting policies used in the latest audited
       consolidated annual financial statements, will
       exceed the liabilities of the Company and the
       Group for a period of 12 months after the date
       of the general repurchase; the Company's, and
       all of its subsidiaries', share capital and
       reserves will be adequate for ordinary business
       purposes; and the available working capital
       of the Company, and all of its subsidiaries,
       will be adequate for the purposes of the business
       of the Company, and all of its subsidiaries;
       [authority expires earlier of the conclusion
       of the Company's next AGM or 15 months from
       the date of passing of this special resolution]

       To transact such other business                           Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 DISCOVERY HOLDINGS LTD                                                                      Agenda Number:  701862713
--------------------------------------------------------------------------------------------------------------------------
        Security:  S2192Y109
    Meeting Type:  OGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  ZAE000022331
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Company's Articles of Association               Mgmt          For                            For
       in terms of Section 62 of the Companies Act,
       61 of 1973, as amended [the Companies Act],
       with effect from the date of passing of this
       special resolution, by the insertion of the
       specified New Article 8A after the existing
       Article 8: 8A(1), 8A(1.1), 8A(1.2) and 8A(2)
       as specified

S.2    Authorize the Company's wholly-owned subsidiary,          Mgmt          For                            For
       subject to the passing of special resolution
       number 1, Discovery Health [Proprietary] Limited
       [Discovery Health], by way of a specific authority
       in terms of the Section 89 of the Companies
       Act, the Listings Requirements of the JSE Limited
       [JSE] and Article 15.2.3 of the Company's Articles
       of Association, to acquire, at the offer price
       of ZAR 25,18 per share, calculated using the
       volume weighted average traded price of the
       Company's shares on the JSE over the 5 day
       trading period commencing on Friday, 13 MAR
       2009 and ending on Thursday, 19 MAR 2009 plus
       a 5% premium thereon, the shares of those odd-lot
       holders who elect pursuant to the odd-lot offer,
       the details of which are contained in this
       circular, to sell their odd-lot holding to
       Discovery Health or who do not make an election
       to retain their odd-lot holding; and those
       specific holders who elect to sell their shares
       pursuant to the specific offer, the details
       of which are contained in this circular, to
       sell their specific holding to Discovery Health,
       the shares acquired by Discovery Health will
       be held by Discovery Health as treasury shares

O.1    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the passing and registration of special
       resolutions 1 and 2, to make and implement
       an odd-lot offer to shareholders holding less
       than 100 shares in the Company by the close
       of business on Friday, 15 MAY 2009, according
       to the terms and conditions of the odd-lot
       offer contained in this circular and which
       has been approved by the JSE




--------------------------------------------------------------------------------------------------------------------------
 DISH TV INDIA LTD                                                                           Agenda Number:  701678685
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y02617119
    Meeting Type:  AGM
    Meeting Date:  28-Aug-2008
          Ticker:
            ISIN:  INE836F01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit and loss account
       of the Company for the FYE on that date and
       the reports of the Auditors and the Directors
       thereon

2.     Re-appoint Mr. Bhagwan Dass Narang as a Director          Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Mr. Ashok Kurien as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Appoint M/s. MGB & Co., Chartered Accountants,            Mgmt          For                            For
       as the Statutory Auditors of the Company to
       hold office from the conclusion of this meeting
       until the conclusion of the next AGM at a remuneration
       to be determined by the Board of Directors
       of the Company

5.     Appoint Mr. Eric Louis Zinterhofer as a Director          Mgmt          For                            For
       of the Company and who holds office up to the
       date of this AGM in terms of Section 260 of
       the Companies Act 1956 and in respect of whom
       the Company has received a notice in writing
       from a Member under Section 257 of the Act,
       who retires by rotation

S.6    Approve in accordance with the applicable provisions      Mgmt          For                            For
       of the Articles of Association of the Company,
       the Companies Act, 1956 and the SEBI [employee
       stock option scheme and stock purchase scheme]
       guidelines 1999 and authorize the Board of
       Directors of the Company to re-price the stock
       option already granted by the Company under
       the employee stock option scheme- 2007 and
       the their meeting held on 03 AUG 2007, in accordance
       with SEBI guidelines; and re-pricing of the
       options already granted, be done at a price
       which is equal to 'market price' within the
       meaning of, and as defined, in the SEBI guidelines
       without any change or modification in the vesting
       period/schedule, exercise period and/or any
       other specific terms and conditions under which
       such options have been granted

S.7    Amend, pursuant to the applicable provisions              Mgmt          For                            For
       of the Companies Act, 1956 the securities contracts
       Act, 1956, the listing agreements with stock
       exchange and pursuant to the provisions of
       the securities and exchange board of India
       guidelines, 2003 or any amend the to such other
       approval, permissions and sanctions as may
       be necessary, and such other conditions and
       modifications as may be prescribed or imposed
       by any authority while granting such approvals,
       permissions or sanctions; authorize the Board
       of Directors of the Company to de-list the
       equity shares of the Company fro the Calcutta
       stock exchange association limited

S.8    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 of the Companies Act, 1956, Article 49,
       70, 102 of the Articles of Association of the
       Company as specified




--------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTION AND WAREHOUSING NETWORK LTD                                                    Agenda Number:  701788777
--------------------------------------------------------------------------------------------------------------------------
        Security:  S2194H104
    Meeting Type:  AGM
    Meeting Date:  09-Jan-2009
          Ticker:
            ISIN:  ZAE000018834
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Company or a subsidiary, by way             Mgmt          For                            For
       of general authority in terms of Article 3A,
       to acquire shares issued by it subject to the
       requirements of Section 85 and 89 of the Companies
       Act 1973, as amended, and the Listings Requirements
       of the JSE Limited [JSE] and the Articles of
       Association of the Company; it is recorded
       that the Listing requirements of the JSE require,
       inter alia, that the Company or a subsidiary
       may make a general acquisition of the shares
       issued by the Company only if: the repurchase
       of the ordinary shares is effected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counterparty; at any point in time the Company
       may only appoint 1 agent to effect any repurchases
       on its behalf; the maximum price at which the
       shares may be acquired will be 10% above the
       weighted average market value at which such
       ordinary shares are traded on the JSE, for
       such ordinary shares for the 5 business days
       immediately preceding the date on which the
       transaction is effected; any such acquisition
       shall not, in any 1 FY exceed 10% of the Company's
       issued ordinary shares as at the passing of
       the general authority; the Company or its subsidiaries
       may not repurchase ordinary shares during a
       prohibited period as defined in paragraph 3.67
       of the JSE Listing Requirements; the repurchase
       may only be effected, if the shareholder spread
       requirements as specified in the paragraphs
       3.37 to 3.41 of the JSE Listing Requirements
       are still met after such repurchase; should
       derivatives be used, such authority is limited
       to paragraphs 5.72[c] and [d] and 5.84 [a]
       of the JSE Listing Requirements; a statement
       will be issued by the Directors, that after
       considering the maximum effect of such repurchase,
       for a period of at least 12 months after the
       date of the notice of the AGM: the Company
       and the Dawn Group will be able to repay its
       debts in the ordinary course of business; the
       assets of the Company and the Dawn Group fairly
       valued according to International Financial
       Reporting Standards and on a basis consistent
       with the last FY of the Company ended 30 JUN
       2007, exceed its liabilities; the Company and
       the Dawn Group have adequate share capital
       and reserves; the Company and the Dawn Group
       have sufficient working capital for their requirements;
       the Directors undertake not to effect a repurchase
       unless they are satisfied that the working
       capital requirements of the Company are adequate
       for its requirements; [Authority expires the
       earlier of the next AGM or 15 months]; when
       the Company has cumulatively repurchased 3%
       of the initial number of the relevant class
       of securities, and for each 3% in aggregate
       of the initial number of that class acquired
       thereafter, an announcement must be made as
       soon as possible and in any event by not later
       than 08:30 on the second business day following
       the day on which the relevant threshold is
       reached or exceeded: the Directors of the Company
       do not have any specified intentions for utilizing
       this general authority at the date of this
       AGM

O.1    Receive, approve and adopt the annual financial           Mgmt          For                            For
       statements for the YE 30 JUN 2008, together
       with the reports of the Auditors and the Directors

O.2    Re-appoint Mr. J.A. Beukes as an Executive Director       Mgmt          For                            For
       of the Company as specified

O.3    Re-appoint of Mr. R.L. Hiemstra as a Non-Executive        Mgmt          For                            For
       Director of the Company as specified

O.4    Re-appoint the Auditors                                   Mgmt          For                            For

O.5    Approve to place all the authorized but unissued          Mgmt          For                            For
       ordinary shares in the capital of the Company
       under the control of the Directors of the Company
       as a general authority to allot or issue the
       same at their discretion in terms of and subject
       to the provisions of Section 221 of the Companies
       Act No 61 of 1973, as amended

O.6    Authorize the Directors of the Company, by way            Mgmt          For                            For
       of a general authority, to issue all or any
       of the authorized but unissued ordinary shares
       of one cent each in the capital of the Company
       for cash, at the discretion of the Directors,
       as and when suitable opportunities arise, subject
       to the Listings Requirements of the JSE; the
       allotment and issue of shares for cash shall
       be subject to the following limitations: that
       the securities which are the subject of the
       issue for cash must be of a class already in
       issue, or where this is not the case, must
       be limited to such securities or rights that
       are convertible into a class already in issue;
       issues in terms of this authority in any 1
       FY shall not exceed 10% in the aggregate of
       the number of shares in the Company's issued
       share capital in issue at the date of this
       notice of the AGM; the 10% shall also take
       into account the number of ordinary shares
       which may be issued and shall be based on the
       number of ordinary shares in issue, added to
       those that may be issued in future [arising
       from the conversion of options/convertibles]
       at the date of such application, less any ordinary
       shares issued, or to be issued in future arising
       from options/convertible ordinary shares issued
       during the current FY, plus any ordinary shares
       to be issued pursuant to a rights issue which
       has been announced which is irrevocable and
       fully underwritten, or securities issued in
       terms of an acquisition which has had the final
       terms announced; after the Company has issued
       equity securities in terms of the approved
       general issue for cash representing, on a cumulative
       basis within a FY, 5% or more of the number
       of equity securities in issue prior to that
       issue, the Company shall publish an announcement
       giving full details of the issue, including:
       the number of securities issued; the average
       discount to the weighted average trading price
       of the securities over the 30 days prior to
       the date that the issue was determined or agreed
       by the Directors of the Company; and the impact
       on net asset value, net tangible asset value
       and on earnings and headline earnings per share,
       shall be published at the time of any issue
       representing, on a cumulative basis within
       a FY, 5% or more of the number of shares in
       issue, prior to such issue; in determining
       the price at which shares will be issued in
       terms of this authority, the maximum discount
       permitted shall be 10% of the weighted average
       traded price of such shares, as determined
       over the 30 business period prior to the date
       that the price of the issue is determined or
       agreed by the Directors of the Company; if
       no shares have been traded in the said 30-day
       business period, a ruling will be obtained
       from the JSE; any such issue will be made to
       public shareholders as defined in paragraph
       4.25 to 4.27 of the JSE Listings Requirements
       and not to related parties; [Authority expires
       the earlier of the next AGM or 15 months]

O.7    Approve, that the Company is proposing a capitalization   Mgmt          For                            For
       award equal to 35 cents per share, with a cash
       dividend election as specified




--------------------------------------------------------------------------------------------------------------------------
 DIVI'S LABORATORIES LTD                                                                     Agenda Number:  701916388
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2076F112
    Meeting Type:  OTH
    Meeting Date:  18-May-2009
          Ticker:
            ISIN:  INE361B01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Re-appoint Mr. Madhusudana Rao Divi as a Director         Mgmt          For                            For
       [projects] of the Company for a period of 3
       years with effect from 01 APR 2009 on the remuneration,
       under Sections 198, 269, 309, 310 and Schedule
       XIII of the Companies Act, 1956 as specified
       therein

2.     Re-appoint Mr. Kiran S. Divi, as a Director               Mgmt          For                            For
       [Business Development] of the Company for a
       period of 3 years with effect from 01 APR 2009
       on the remuneration, under Sections 198, 269,
       309, 310 and Schedule XIII of the Companies
       Act, 1956 as specified therein

S.3    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       314(1B) and other applicable provisions, if
       any, of the Companies Act, 1956 [including
       any statutory modifications or re-enactments
       thereof for the time being in force], read
       with Director's relatives [office or place
       of profit] Rules, 2003 and subject to the approval
       of Central Government, consent of the Company
       be and is hereby accorded to Group Captain
       [Retd.] L. Ramesh Babu, a relative of Sri N.V.
       Ramana, Executive Director of the Company,
       to hold an office or place of profit in the
       Company with the designation of Chief Information
       Officer in the Management cadre of the Company
       on a monthly remuneration of INR 3,00,000 per
       month together with the usual benefits and
       perquisites including bonus, retiring gratuity,
       provident fund benefits and employee stock
       options as may be conferred by the Company
       as applicable to employees occupying similar
       posts in the said management cadre, with normal
       increment as per the general policy of the
       Company, with effect from 15 APR 2009 or such
       other date as may be stipulated by the Central
       government while granting its approval under
       Section 314 of the Act; authorize the Board
       of Directors of the Company to do all such
       acts, matters, deeds and things in order to
       give effect to the this resolution




--------------------------------------------------------------------------------------------------------------------------
 DIVIS LABORATORIES                                                                          Agenda Number:  701668886
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV11241
    Meeting Type:  AGM
    Meeting Date:  16-Aug-2008
          Ticker:
            ISIN:  INE361B01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited balance sheet as at 31 MAR              Mgmt          For                            For
       2008, the profit and loss account for the YE
       31 MAR 2008 along with the reports of the Directors,
       the Auditors thereon and the consolidated financials
       along with the Auditors' report thereon

2.     Declare a dividend for the financial year 2007-2008       Mgmt          For                            For

3.     Re-appoint Mr. G. Venkata Rao as a Director,              Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Prof. C. Ayyanna as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Madhusudana Rao as a Director,             Mgmt          For                            For
       who retires by rotation

6.     Appoint M/s. P.V.R.K. Nageswara Rao & Co., Chartered      Mgmt          For                            For
       Accountants as the Auditors of the Company
       who shall hold office from the conclusion of
       the ensuing AGM to the conclusion of next AGM
       and approve to fix their remuneration

7.     Ratify, subject to the provisions of Sections             Mgmt          For                            For
       198, 269, 309, 310, 314 and other applicable
       provisions, if any, read with Schedule XIII
       of the Companies Act, 1956, the increased remuneration
       paid to Mr. Kiran S. Divi, Director [Business
       Development] with effect from 01 APR 2008 and
       the same remuneration be paid to him till it
       is revised as specified




--------------------------------------------------------------------------------------------------------------------------
 DLF LTD                                                                                     Agenda Number:  701709810
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2089H105
    Meeting Type:  AGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  INE271C01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and the Profit & Loss account
       for the YE on that date and the reports of
       Directors and Auditors thereon

2.     Approve to confirm interim dividend and declare           Mgmt          For                            For
       final dividend

3.     Re-appoint Ms. Pia Singh as a Director, who               Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. G.S. Talwar as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. K.N. Memani as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Re-appoint Mr. Ravinder Narain as a Director,             Mgmt          For                            For
       who retires by rotation

7.     Re-appoint M/s. Walker, Chandiok & Co., as the            Mgmt          For                            For
       Auditors of the Company to hold office from
       the conclusion of this meeting until the conclusion
       of next AGM and approve to fix their remuneration

S.8    Authorize the Board, pursuant to Section 81(1A)           Mgmt          For                            For
       and other applicable provisions, if any, of
       the Companies Act, 1956, [including any statutory
       modification(s) or re-enactment thereof, for
       the time being in force] and enabling provisions
       of the Memorandum and Articles of Association
       of the Company and the Listing Agreement with
       the Stock Exchanges and subject to the provisions
       of the applicable rules, regulations, guidelines
       or laws and/or any approval, consent, permission
       or sanction of the Central Government, SEBI,
       Reserve Bank of India and all other concerned
       relevant authorities, institutions or bodies
       [hereinafter collectively referred to as the
       Appropriate Authorities] and subject to such
       conditions as may be prescribed by any one
       of them while granting any such approval, consent,
       permission and/or sanction [hereinafter referred
       to as the requisite approvals] which may be
       agreed to by the Board of Directors of the
       Company [hereinafter called the Board which
       term shall be deemed to include any Committee
       which the Board may have constituted or hereinafter
       constitute to exercise its powers including
       the powers conferred by this resolution], to
       offer, create, issue and allot, in national
       and/or international offerings, any securities
       including Global Depository Receipts [GDRs]
       and/or American Depository Receipts [ADRs]
       and Euro Bonds, convertible into equity shares,
       preference shares whether cumulative/redeemable/convertible, either at the option of the Company and/ or
       at the option of the holders of the security
       and/or securities linked to equity shares/preference
       shares and/or any instrument or securities
       representing convertible securities such as
       convertible debentures, bonds or warrants convertible
       into depository receipts, underlying equity
       shares/equity shares preference shares, [hereinafter
       referred to as the Securities] to be subscribed
       by domestic/foreign investors/institutions
       and/or corporate bodies/entities including
       mutual funds, qualified institutional buyers,
       banks, insurance companies and/or individuals
       or otherwise, whether or not such persons/entities/investors are members of the Company, in one or more
       currency(ies), such issue and allotment be
       made at such time or times in one or more tranch
       or tranches, at par or at such price or prices,
       on such terms and conditions and on such manner
       as the Board may in its absolute discretion
       think fit, in consultation with the Lead Manager(s),
       Underwriters, Advisors or other intermediaries,
       provided however that the issue of securities
       as above shall not result in increase of the
       issued and subscribed equity share capital
       of the Company by more than 10% of the then
       issued and outstanding equity shares, with
       authority to retain over subscription up to
       such percentage as may be permitted by the
       Appropriate Authorities; and pursuant to the
       provisions of Section 81(1A) and other applicable
       provisions, if any, of the Companies Act, 1956,
       Foreign Exchange Management Act, 1999 (FEMA),
       Foreign Exchange Management [Transfer or issue
       of Security by a Person Resident Outside India]
       Regulations, 2000, Securities and Exchange
       Board of India [SEBI] Disclosure and Investor
       Protection Guidelines, 2000 [SEBI DIP Guidelines],
       Listing Agreements entered into by the Company
       with the Stock Exchanges, enabling provisions
       of the Memorandum and Articles of Association
       as also provisions of any other applicable
       laws, rules and regulations [including any
       amendments thereto or re-enactments thereof
       for the time being in force] and subject to
       such approvals, consents, permissions and sanctions
       of the SEBI, RBI and all other appropriate
       and/or concerned authorities, the Board of
       Directors may at their absolute discretion,
       offer, issue and allot equity shares or securities
       convertible into equity shares for a value
       up to the amount of INR10,000 crores inclusive
       of such premium as specified above, to Qualified
       Institutional Buyers [QIB] [as defined by the
       SEBI DIP Guidelines] to qualified institutional
       placement, as provided under Chapter XIII-A
       of the SEBI DIP Guidelines, whether or not
       such investors are members of the Company,
       through one or more placement of equity shares
       / fully or partly convertible debentures or
       any securities and such securities shall be
       fully paid up and the allotment of such securities
       shall be completed within 12 months from the
       date of the shareholders' resolution approving
       the proposed issue or such other time as may
       be allowed by the SEBI DIP Guidelines from
       time to time; in the case of a qualified institutional
       placement of equity shares pursuant to Chapter
       XIIIA of the SEBI DIP Guidelines, the relevant
       date for the determination of the price of
       the equity shares, shall be the date which
       is 30 days prior to the date on which the shareholders
       resolution approving the proposed issue of
       equity shares is passed or such other time
       as may be allowed by SEBI DIP Guidelines from
       time to time and such price shall be subject
       to appropriate adjustments, in the applicable
       rules/guidelines/statutory provisions; the
       pricing of the securities and the pricing of
       any equity shares issued upon the conversion
       of the securities shall be made subject to
       and in compliance with the applicable laws
       and regulations; in the event the securities
       convertible into equity shares are issued under
       Chapter XIIIA of the SEBI DIP Guidelines, the
       relevant date for the purpose of pricing of
       the securities shall be a day 30 days prior
       to the date on which the holder of the securities
       which are convertible into or exchangeable
       with equity shares at a later date becomes
       entitled to apply for the said shares; without
       prejudice to the generality of the above, the
       aforesaid issue of Securities may have all
       or any terms or combination of terms including
       as to conditions in relation to payment of
       interest, additional interest, premia on redemption,
       pre-payments and any other debt, service payments
       whatsoever, and all such other terms as are
       provided in Securities offerings of this nature
       including terms for issue of such Securities
       or variation of the conversion price of the
       Security during the tenure of the Securities
       and the Company is also entitled to enter into
       and execute all such arrangements/ agreement(s)
       as the case may be with any lead managers,
       managers, underwriters, bankers, FIs, solicitors,
       advisors, guarantors, depositories, custodians
       and other intermediaries in such offerings
       of Securities and to remunerate all such agencies
       including the payment of commissions, brokerage,
       fees or payment of their remuneration for their
       services or the like, reimburse or incur all
       expenses, and also to seek the listing of such
       Securities on one or more stock exchanges including
       international stock exchanges, as may be permissible;
       and the Company may enter into any arrangement
       with any agency or body authorized by the Company
       for the issue of Securities in registered or
       bearer form with such features and attributes
       as are prevalent in capital markets for instruments
       of this nature and to provide for the tradability
       or free transferability thereof as per the
       domestic and/or international practices and
       regulations and under the norms and practices
       prevalent in securities markets; and in accordance
       with Section 81(1A) of the Companies Act, 1956,
       if prior to conversion of such of the Securities
       offered and issued as are convertible into
       equity shares [hereinafter referred to as the
       Convertible Securities].....CONTD

       CONTD.....any equity shares are declared and              Non-Voting    No vote
       allotted by the Company to the holders of existing
       equity shares as rights [hereinafter referred
       to as Rights Shares] and/or as Bonus Shares
       [hereinafter referred to as Bonus Shares],
       authorize the Board, to offer and/or issue
       and/or allot to the holders of the Convertible
       Securities in addition to the equity shares
       to which they are entitled upon conversion,
       additional equity shares in the same proportion
       and subject to the same conditions as to price
       and payment mutatis mutandis as the Rights
       Shares are offered and allotted to holders
       of the existing equity shares and/or Bonus
       Shares in the same proportion as are allotted
       to the holders of the existing equity shares;
       and the Company and/or any agency or body authorised
       by the Board may issue: (i) Depository Receipts
       or certificates or shares representing the
       underlying securities issued by the Company
       in registered or bearer form with such features
       and attributes as are prevalent in Indian/International
       practices/capital markets for the instruments
       of this nature; and (ii) to provide for the
       tradability or free transferability thereof
       as per the national/international practices
       and regulations and under the norms and practices
       prevalent in the national/ international markets;
       the Securities issued as aforesaid shall be
       deemed to have been made in India/ abroad in
       the market and/or at the place of issue of
       the Securities in the international market
       and may be governed by the applicable laws;
       to issue and allot such number of shares as
       may be required to be issued and allotted with
       the terms of the offerings, all such shares
       being pari-passu with the then existing shares
       of the Company in all respects, as may be provided
       under the terms of the issue and in the offering
       document; such of these Securities to be issued
       as are not subscribed may be disposed off by
       the Board to such persons and in such manner
       and on such terms as the Board in its absolute
       discretion thinks fit in the best interest
       of the Company and as is permissible at law;
       for the purpose of giving effect to any issue
       or allotment of Securities or instruments representing
       the same, as described above, the Board or
       any Committee thereof, and is hereby authorized
       to do all such acts, deeds, matters and things
       as it may at its absolute discretion, deem
       necessary or desirable for such purpose, including
       without limitation entering into underwriting,
       marketing and depository arrangement(s) with
       institutions/trustees/agents and similar agreements/arrangements and to remunerate the Managers, underwriters
       and all other agencies/intermediaries by way
       of commission, brokerage, fees and the like
       as may be involved or connected in such offerings
       of securities, with power on behalf of the
       Company to settle any or all questions, difficulties
       or doubts that may arise in this regard to
       any such offer, issue or allotment of securities
       and utilization of issue proceeds, as it may
       in its absolute discretion deem fit; and pursuant
       to the provisions of Section 293(1)(a) and
       (d) and all other applicable provisions of
       the Companies Act, 1956 and subject to all
       necessary approvals of the appropriate authorities,
       the consent of the Company, be and is hereby
       granted to the Board to secure the entire or
       any part(s) of the securities [to the extent
       the Securities are issued as debt instruments,
       convertible or linked to or representing equity/preference shares] by creation of a mortgage and/or charge
       on all or any of the Company’s immovable
       and/or movable assets, both present and future,
       subject to the limits approved under Section
       293(1)(d) of the Companies Act, 1956, and such
       charge to rank pari passu or subservient or
       otherwise, for all existing and future borrowings
       and facilities whatsoever, as it may in its
       absolute discretion deem fit without being
       required to seek any further consent or approval
       of the members or otherwise to the end and
       intent that the Members shall be deemed to
       have given their approval thereto expressly
       by the authority of this resolution; and to
       delegate all or any of the powers herein conferred
       to any Committee or any one or more Directors
       / Whole-time Director / Managing Director /
       Executives/Authorized Representatives of the
       Company to give effect to the above resolution

S.9    Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 314(1) and all other applicable provisions
       of the Companies Act, 1956 [including any statutory
       modification or re-enactment thereof, for the
       time being in force], Mrs. Kavita Singh as
       an Advisor to DLF Commercial Developers Ltd
       [DCDL], a wholly owned subsidiary of the Company,
       for a further period of 3 years with effect
       from 01 NOV 2008 on the remuneration and terms
       and conditions as specified and authorize the
       Board to take all such steps as may be necessary,
       proper or expedient to give effect to this
       Resolution

S.10   Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 314(1) and all other applicable provisions
       of the Companies Act, 1956 [including any statutory
       modification or re-enactment thereof, for the
       time being in force], consent of the Company,
       Ms. Savitri Devi Singh as the General Manager,
       DLF Commercial Developers Ltd [DCDL], a wholly
       owned subsidiary of the Company, with effect
       from 01 MAY 2008 on a remuneration and terms
       and conditions as specified; and authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this Resolution

S.11   Approve, in accordance with the provision of              Mgmt          For                            For
       Sections 198, 269, 309 and other applicable
       provisions, if any, of the Companies Act, 1956
       [the Act], as amended or re-enacted from time
       to time, read with Schedule XIII to the Act,
       the re-appointment and terms of remuneration
       of Dr. K.P. Singh, as a Whole-time Director
       of the Company designated as Chairman, for
       a period of 5 [five] years with effect from
       01 OCT 2008, upon the terms and conditions
       as specified including the remuneration to
       be paid in the event of loss or inadequacy
       of profits in any FY, with liberty to the Board
       of Directors [hereinafter referred to as the
       Board which term shall be deemed to include
       any Committee of the Board constituted to exercise
       its powers, including the powers conferred
       by this Resolution] to alter and vary the terms
       and conditions and/ or remuneration of the
       said appointment in such manner as may be agreed
       to between the Board and Dr. K.P. Singh, subject
       to the same not exceeding the limits specified
       under Section 198, 309 & Schedule XIII of the
       Companies Act, 1956; and authorize the Board
       to take all such steps as may be necessary,
       proper or expedient to give effect to this
       Resolution

12.    Approve, in accordance with the provisions of             Mgmt          For                            For
       Sections 198, 269, 309 and other applicable
       provisions, if any, of the Companies Act, 1956
       [the Act], as amended or re-enacted from time
       to time, read with Schedule XIII to the Act,
       the re-appointment and terms of remuneration
       of Mr. Rajiv Singh, as Whole-time Director
       of the Company designated as Vice-Chairman,
       for a period of 5 [five] years with effect
       from 09 APR 2009, upon the terms and conditions
       as specified including the remuneration to
       be paid in the event of loss or inadequacy
       of profits in any FY, with liberty to the Board
       of Directors [hereinafter referred to as the
       Board which term shall be deemed to include
       any Committee of the Board constituted to exercise
       its powers, including the powers conferred
       by this Resolution) to alter and vary the terms
       and conditions and/ or remuneration of the
       said appointment in such manner as may be agreed
       to between the Board and Mr. Rajiv Singh, subject
       to the same not exceeding the limits specified
       under Section 198, 309 & Schedule XIII of the
       Companies Act, 1956; and authorize the Board
       to take all such steps as may be necessary,
       proper or expedient to give effect to this
       Resolution




--------------------------------------------------------------------------------------------------------------------------
 DOGUS OTOMOTIV SERVIS VE TIC, ISTANBUL                                                      Agenda Number:  701898275
--------------------------------------------------------------------------------------------------------------------------
        Security:  M28191100
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  TREDOTO00013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAS IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAS FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and forming the Presidency Board                  Mgmt          No Action

2.     Authorize the Board of Presidency to sign the             Mgmt          No Action
       minutes of the meeting

3.     Receive the reports of the Board of Directors,            Mgmt          No Action
       Auditors, Independent Auditor and financial
       statements of 2008

4.     Approve the transfer of the loss to the account           Mgmt          No Action
       of previous years losses due to the loss in
       2008

5.     Approve the release of the Board Members                  Mgmt          No Action

6.     Approve the release of the Auditors                       Mgmt          No Action

7.     Elect the Board Members and approve the determination     Mgmt          No Action
       of the wages

8.     Elect the Audit Members and approve the determination     Mgmt          No Action
       of the wages

9.     Approve the Independent Audit Firm                        Mgmt          No Action

10.    Approve to inform about the donations                     Mgmt          No Action

11.    Wishes and closing                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 DOM DEVELOPMENT S.A., WARSAW                                                                Agenda Number:  701680301
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1889P102
    Meeting Type:  OGM
    Meeting Date:  16-Sep-2008
          Ticker:
            ISIN:  PLDMDVL00012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the general meeting                            Mgmt          No Action

2.     Approve the attendance list                               Mgmt          No Action

3.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

4.     Approve the agenda                                        Mgmt          No Action

5.     Adopt on reveal of the election of the voting             Mgmt          No Action
       commission

6.     Elect the Voting Commission                               Mgmt          No Action

7.     Adopt the resolution on determining the number            Mgmt          No Action
       of the Supervisory Board Members

8.     Adopt the resolution on remuneration policy               Mgmt          No Action
       of the Supervisory Board meeting

9.     Closing of the Meeting                                    Mgmt          No Action

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU                Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 DOM DEVELOPMENT S.A., WARSAW                                                                Agenda Number:  701925743
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1889P102
    Meeting Type:  AGM
    Meeting Date:  21-May-2009
          Ticker:
            ISIN:  PLDMDVL00012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Approve to prepare a roll                                 Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

4.     Approve the agenda                                        Mgmt          No Action

5.     Adopt the resolution on voting on the Scrutiny            Mgmt          No Action
       Commission

6.     Elect the Scrutiny Commission                             Mgmt          No Action

7.     Approve the financial statement and the Management        Mgmt          No Action
       Board report on the Company's activity for
       2008

8.     Approve to review the consolidated financial              Mgmt          No Action
       statement and the Management Board report on
       the capital group activity for 2008

9.A    Approve the Supervisory Board's report on evaluation      Mgmt          No Action
       of the financial statement, consolidated financial
       statement and the Management Board reports

9.B    Approve the Supervisory Board's report on its             Mgmt          No Action
       activities for 2008

10.A   Approve the Supervisory Board presentation on             Mgmt          No Action
       evaluation of the financial statement, consolidated
       financial statement and the Management Board
       reports

10.B   Approve the Supervisory Board presentation on             Mgmt          No Action
       its activities for 2008

11.    Approve the financial statement for 2008                  Mgmt          No Action

12.    Approve the Management Board report on Company's          Mgmt          No Action
       activity in 2008

13.    Approve the consolidated financial statement              Mgmt          No Action
       for 2008

14.    Approve the Management Board report on the capital        Mgmt          No Action
       group activity in 2008

15.    Approve the profit distribution for 2008                  Mgmt          No Action

16.    Grant discharge to the Members of the Management          Mgmt          No Action
       Board from their duties completed in 2008

17.    Grant discharge to the Members of the Supervisory         Mgmt          No Action
       Board from their duties completed in 2008

18.    Adopt the resolution on amendments to the Company's       Mgmt          No Action
       statute text in order to authorize the Management
       Board to increase the share capital

19.    Approve the Unified text of Articles of Association       Mgmt          No Action

20.    Amend the Articles of Association                         Mgmt          No Action

21.    Authorize the Supervisory Board to set the Unified        Mgmt          No Action
       text of Articles of Association

22.    Approve to amend the general meeting regulations          Mgmt          No Action

23.    Approve the general meeting regulations                   Mgmt          No Action

24.    Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 DONG KUK STEEL MILL CO LTD                                                                  Agenda Number:  701819875
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20954106
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7001230002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the partial amendments to the Articles            Mgmt          For                            For
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Auditor Committee Member                        Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DONG-A PHARMACEUTICAL CO LTD, SEOUL                                                         Agenda Number:  701819421
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20949106
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7000640003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect 2 Directors, 1 Outside Director                     Mgmt          For                            For

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

4.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DONGBU INSURANCE CO LTD, SEOUL                                                              Agenda Number:  701959895
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2096K109
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  KR7005830005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       In the Korean market, the vote option of ABSTAIN          Non-Voting    No vote
       is determined to be acceptable or not in accordance
       with the local sub custodians regulations.
       Please contact your client service representative
       to see if the recipient of your voting instructions
       will treat ABSTAIN as a valid vote option.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors [including Outside Director]          Mgmt          For                            For

4.     Elect the Auditor Committee Member                        Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DONGFENG MOTOR GROUP COMPANY LTD                                                            Agenda Number:  701827846
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y21042109
    Meeting Type:  EGM
    Meeting Date:  14-Apr-2009
          Ticker:
            ISIN:  CNE100000312
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR BELOW RESOLUTIONS.
       THANK YOU.

1.     Approve and ratify, the entering into the terms           Mgmt          For                            For
       of an auto parts and logistic services purchase
       agreement entered into between the Company
       and Dongfeng Motor Corporation dated 25 FEB
       2009 [the Agreement] relating to the continuing
       connected transactions contemplated under the
       Agreement for the YE 31DEC 2010 [the 2010 Continuing
       Connected Transactions] and the proposed chapter
       for the 2010 Continuing Connected Transactions
       by the Company, as specified, and authorize
       any of the Directors of the Company [the Directors],
       to do such acts and execute such other documents
       with or without amendments and affix the common
       seal of the Company thereto [if required] as
       they may consider necessary, desirable or expedient
       to carry out or give effect to or otherwise
       in connection with or in relation to the 2010
       Continuing Connected Transactions contemplated
       under the Agreement

S.2    Authorize the Board of Directors [the Board]              Mgmt          For                            For
       to apply to the relevant regulatory authorities
       [units or organizations] in the People's Republic
       of China with reference to the financial and
       operating conditions of the Company, to issue
       three-year term direct debt financing instrument
       not exceeding RMB 10 billion [the Bonds], and
       authorize the Board to determine the issue
       of the Bonds within twenty-four months from
       the date of the necessary regulatory approvals
       on terms as it thinks fit, and to authorize
       any Director to sign any documents and agreements
       and otherwise to do any acts relating to the
       application for and issue of the Bonds




--------------------------------------------------------------------------------------------------------------------------
 DONGFENG MTR GROUP CO LTD                                                                   Agenda Number:  701937558
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y21042109
    Meeting Type:  AGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  CNE100000312
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       [the Board] of the Company for the YE 31 DEC
       2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve the report of the International Auditors          Mgmt          For                            For
       and audited financial statements of the Company
       for the YE 31 DEC 2008

4.     Approve the Profit Distribution Proposal of               Mgmt          For                            For
       the Company for the YE 31 DEC 2008, and authorize
       the Board to deal with all the issues relating
       to the distribution of the final dividend for
       the year 2008

5.     Authorize the Board to deal with all issues               Mgmt          For                            For
       in relation to the Company's distribution of
       interim dividend for the year 2009 at its absolute
       discretion [including, but not limited to,
       determining whether to distribute interim dividend
       for the year 2009]

6.     Re-appoint Ernst & Young as the Overseas Auditors         Mgmt          For                            For
       of the Company, and Ernst & Young Hua Ming
       as the Domestic Auditors of the Company for
       the year 2009 to hold office until the conclusion
       of next AGM, and authorize the Board to fix
       their remuneration

7.     Authorize the Board to determine the remuneration         Mgmt          For                            For
       of the Directors and the Supervisors of the
       Company for the year 2009

8.     Authorize Mr. Qiao Yang, the General Manager              Mgmt          For                            For
       of the Finance and Accounting Department of
       the Company, during his term of employment,
       at his discretion, to deal with the provision
       of guarantee for the bank loans with a cap
       not exceeding RMB 30 million each

S.9    Authorize the Board, in accordance with the               Mgmt          For                            For
       relevant requirements of the Rules Governing
       the Listing of Securities on the Stock Exchange
       of Hong Kong Limited, the Articles of Association
       of the Company and the applicable Laws and
       regulations of the PRC, to allot issue and
       deal with, either separately or concurrently,
       additional domestic share and H shares and
       to make or grant offers, agreements, options
       and powers of exchange or conversion which
       might require the exercise of such powers,
       and make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       the aggregate of 20% of the aggregate nominal
       amount of the Domestic shares and H shares
       in issue at the date of passing this resolution
       otherwise than pursuant to: i) rights issue
       or ii) any scrip dividend or similar arrangement
       providing for allotment of shares in lieu of
       the whole or part of a dividend on shares of
       the Company in accordance with in the Articles
       of Association of the Company [Authority expires
       at the conclusion of the next AGM of the Company
       or the expiration of the period of 12 months
       from the date of passing of this special resolution]
       and to make corresponding amendments to the
       Articles of Association of the Company as it
       thinks as it thinks fit so as to reflect the
       new capital structure upon the allotment or
       issue of shares as provided in this resolution




--------------------------------------------------------------------------------------------------------------------------
 DOOSAN CORPORATION                                                                          Agenda Number:  701671477
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2100N107
    Meeting Type:  EGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  KR7000150003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the spin-off                                      Mgmt          For                            For

       PLEASE NOTE THAT THE ISSUING COMPANY WILL OWN             Non-Voting    No vote
       100% OF SHARES OF NEWLY ESTABLISHED COMPANY
       RESULTED FROM THE SPIN-OFF. THIS SPIN-OFF DOES
       NOT AFFECT ON YOUR HOLDINGS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 DOOSAN CORPORATION                                                                          Agenda Number:  701795671
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2100N107
    Meeting Type:  EGM
    Meeting Date:  20-Feb-2009
          Ticker:
            ISIN:  KR7000150003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THOSE WHO VOTE FOR ASSET TRANSFER        Non-Voting    No vote
       IN EGM ON 20 FEB 09 CANNOT TAKE PARTS IN BUY
       BACK OFFER.YOU MUST VOTE AGAINST OR TAKE NOACTION
       IN THE EGM. THE SHARES CONTINUOUSLY HELD FROM
       RECORD DATE 22 JAN 09 TO BUY BACK PERIOD WILL
       ONLY BE ALLOWED TO PARTICIPATE IN THIS BUY
       BACK. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the sales of liquors business                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DOOSAN CORPORATION                                                                          Agenda Number:  701842381
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2100N107
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7000150003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation and new establishment of basis
       of Clause for quarterly dividend

3.1    Elect the Directors                                       Mgmt          For                            For

3.2    Elect the Outside Directors                               Mgmt          For                            For

4.     Elect the Audit Committee Member as the Outside           Mgmt          For                            For
       Directors

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

6.     Approve the Stock Option for staff                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DOOSAN HEAVY INDUSTRIES AND CONSTRUCTION CO LTD, CHANGWON                                   Agenda Number:  701610102
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2102C109
    Meeting Type:  EGM
    Meeting Date:  11-Jul-2008
          Ticker:
            ISIN:  KR7034020008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect Mr. Jeong Jitaek as a Director                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DOOSAN HEAVY INDUSTRIES AND CONSTRUCTION CO LTD, CHANGWON                                   Agenda Number:  701842216
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2102C109
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7034020008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Auditor Committee Member                        Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

6.     Approve the stock option for staff                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DOOSAN INFRACORE CO LTD, INCHON                                                             Agenda Number:  701766391
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2102E105
    Meeting Type:  EGM
    Meeting Date:  24-Dec-2008
          Ticker:
            ISIN:  KR7042670000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the spin-off                                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DOOSAN INFRACORE CO LTD, INCHON                                                             Agenda Number:  701842571
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2102E105
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7042670000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 539612 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the financial statement dividend amount           Mgmt          For                            For
       per share: KRW 150

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Auditor Committee Member                        Mgmt          For                            For

5.     Approve the limit of remuneration of the Directors        Mgmt          For                            For

6.     Approve the Stock Option for Staff                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DP WORLD LTD GLOBAL MEDIUM  TERM NTS BOOK ENTRY 144A                                        Agenda Number:  701930249
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2851H104
    Meeting Type:  AGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  AEDFXA0M6V00
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company's annual accounts for the             Mgmt          For                            For
       FYE 31 DEC 2008 together with the Auditors'
       report on those accounts

2.     Declare a final dividend of USD 0.69 per share            Mgmt          For                            For
       in respect of the YE 31 DEC 2008 payable to
       shareholders on the register at the close of
       business on 27 APR 2009

3.     Re-appoint Mr. Sultan Ahmed Bin Sulayem as a              Mgmt          For                            For
       Director of the Company in accordance with
       the Articles of Association [the Articles]

4.     Re-appoint Mr. Jamal Majid Bin Thaniah as a               Mgmt          For                            For
       Director of the Company in accordance with
       the Articles

5.     Re-appoint Mr. David Williams as a Director               Mgmt          For                            For
       of the Company in accordance with the Articles

6.     Re-appoint Messrs. KPMF LLB as the Independent            Mgmt          For                            For
       Auditors of the Company to hold office from
       the conclusion of this meeting until the conclusion
       of the next general meeting of the Company
       at which accounts are laid

7.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of KPMG LLP

8.     Authorize the Company to make one or more market          Mgmt          For                            For
       purchases of ordinary shares of USD 0.10 each
       in the capital of the Company [ordinary shares]
       provided that: the maximum aggregate number
       of ordinary shares authorized to purchased
       is 581,000,000 [representing 3.5% of the Company's
       issued ordinary share capital]; the price which
       may be paid for an ordinary share shall be
       in accordance with the rules of NASDAQ Dubai
       and applicable Law, in each case as applicable
       from time to time; [Authority shall expire
       on the earlier of the conclusion of the next
       AGM of the Company and 28 AUG 2010]; and the
       Company may make a contract to purchase ordinary
       shares under this authority before the expiry
       of the authority which will or may be executed
       wholly or partly after the expiry of the authority,
       and may make a purchase of ordinary shares
       in pursuance of any such contract

9.     Authorize the Directors, in substitution for              Mgmt          For                            For
       all existing authorities and/or powers, for
       the purposes of the Articles to exercise all
       powers of the Company to allot and issue relevant
       Securities [as defined in the Articles] up
       to an aggregate nominal amount of USD 553,333,333.30;
       [Authority expires on the earlier of the conclusion
       of the next AGM of the Company and 30 JUN 2010];
       provided that the Company may before such expiry
       make an offer or agreement which would or might
       require allotment or issuance of relevant Securities
       in pursuance of that offer or agreement as
       if the authority conferred by this resolution
       had not expired

S.10   Authorize the Directors, for all existing authorities     Mgmt          For                            For
       and/or powers, pursuant to the Articles to
       allot Equity Securities [as specified], pursuant
       to the general authority conferred by resolution
       9 as if Article 7 of the Articles [Pre-emption
       rights] did not apply to such allotment, provided
       that the power conferred by this resolution;
       [Authority expire on the earlier of the conclusion
       of the next AGM of the Company and 30 JUN 2010];
       provided that the Company may before such expiry
       make an offer or agreement which would or might
       require Equity Securities to be issued or allotted
       after expiry of this authority, and the Directors
       may allot equity securities in pursuance of
       the offer or agreement as if the authority
       conferred by this resolution has not expired;
       and is limited to: i) the allotment of Equity
       Securities in connection with a rights issue,
       open offer or any other pre-emptive offer in
       favor or ordinary shareholders but subject
       to such exclusions as may be necessary to deal
       with fractional entitlements or legal or practical
       problems under any laws or requirements of
       any regulatory body in any jurisdiction; and
       ii) the allotment [other than pursuant to i]
       of Equity Securities for cash up to an aggregate
       amount of USD 83,000,00

S.11   Authorize the Company to reduce its share capital         Mgmt          For                            For
       by canceling any or all of the ordinary shares
       purchased by the Company pursuant to the general
       authority to make market purchases conferred
       by resolution 8 at such time as Directors shall
       see fit in their discretion, or otherwise to
       deal with any or all of those ordinary shares,
       in accordance with applicable Law and regulation,
       in such manner as the Directors shall decide




--------------------------------------------------------------------------------------------------------------------------
 DR REDDYS LABS LTD                                                                          Agenda Number:  701650980
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y21089159
    Meeting Type:  AGM
    Meeting Date:  22-Jul-2008
          Ticker:
            ISIN:  INE089A01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit & loss account               Mgmt          For                            For
       for the YE 31 MAR 2008, balance sheet as on
       that date along with the reports of the Directors'
       and the Auditors' thereon

2.     Declare a dividend on the equity shares for               Mgmt          For                            For
       the FY 2007-08

3.     Re-appoint Mr. Anupam Puri as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Dr. Krishna G. Palepu as a Director,           Mgmt          For                            For
       who retires by rotation

5.     Approve not to fill vacancy, for the time being,          Mgmt          For                            For
       caused by the retirement of Mr. P.N. Devarajan,
       who retires by rotation and does not seek re-appointment

6.     Re-appoint BSR&Company as the Statutory Auditors          Mgmt          For                            For
       and approve to fix their remuneration

S.7    Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       Regulation 6 and 7 of SEBI (Employee Stock
       Option Scheme and Employee Stock Purchase Scheme)
       Guidelines, 1999 and Clause 20 of the Dr. Reddy's
       Employees Stock Option Scheme 2002 & Dr. Reddy's
       Employees ADR Stock Option Scheme, 2007 and
       other relevant applicable provisions if any,
       and not withstanding anything to the contrary
       stated in this regard in the Existing Schemes
       of the Company, which term shall be deemed
       to include the Compensation Committee, fro
       time being authorized by the Board of Directors
       to exercise the powers conferred on the Board
       of Directors by this resolution and or such
       other persons who may be authorized in this
       regard to modify certain terms of the Existing
       Schemes approved earlier by the shareholders
       of the Company to exercise the right to recover
       from the relevant eligible employees, the fringe
       benefit tax in the respect of options which
       are granted to or vested or exercised by, the
       eligible Employee under the provisions of Section
       115 WKA of the Income Tax Act, 1961; amend
       the Existing Clause 9(a) of Dr. Reddy's Employees
       Stock Option Scheme, 2002 suitably for the
       purpose of giving effect to the resolution,
       including the Compensation Committee to do
       all such acts, deeds and things, matters as
       may be necessary or expedient in this regard

S.8    Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       the provisions of Section 81(1A) and all other
       applicable provisions, if any, of the Companies
       Act, 1956 including any statutory modification(s)
       or re-enactment thereof, for the time being
       in force and in accordance with the relevant
       provisions of the Memorandum and Articles of
       Association of the Company, the rules/regulations/guidelines, if any, prescribed by the Securities Exchange
       Board of India and or any other regulatory
       authority, the listing agreement entered into
       by the Company with the Stock Exchanges where
       the equity shares of the Company are listed
       and approve subject to approval[s], consent(s),
       permission(s) and/ or sanction(s), if any,
       of appropriate authorities as may be required
       and subject to such conditions as may be prescribed
       by any 1 of them while granting any such approval(s),
       consent(s), permission(s), and/or sanction(s),
       which term shall be deemed to include any Committee
       which the Board may have constituted or hereinafter
       constitute to exercise its powers including
       the powers conferred by this resolution to
       create, offer, issue, and allot warrants, entitling
       the warrant holder(s) from time to time to
       apply for equity shares of the Company in one
       or more trances, to promoters / promoter Group
       including the entities in the promoter Group
       any select Group related to promoter(s) of
       the Company whether or not Members of the Company
       (subject to the allotted complying to the applicable
       SEBI Guidelines on the date of allotment),
       on preferential placement basis through offer
       letter and! or circular and / or such other
       documents / writings, in such manner and on
       such terms and conditions as may be determined
       by the Board in this regard in its absolute
       discretion, provided that the aggregate number
       of resultant equity shares of the Company to
       be issued against such share warrants shall
       not exceed 84,06,782 being 5% of the equity
       as on 25 JAN 2008, as fully paid equity shares
       of the face value of INR 5 each at a price
       equal to: a) average of the weekly high and
       low of the closing prices of the Company's
       shares quoted on the stock exchange, as specified
       during the 6 months preceding the relevant
       date; or b) the average of the weekly high
       and low of the closing prices of the Company's
       shares quoted on a stock exchange, as specified
       during the 2 weeks preceding the relevant date,
       which ever is higher the relevant date for
       this purpose being 22 JUN 2008; approve the
       resultant equity shares to be issued and allotted
       upon exercise of rights attached to the share
       warrants in accordance with the terms of the
       offer(s) shall rank paripassu with the then
       existing equity shares of the Company in all
       respects and be listed on domestic stock exchanges
       where the equity shares of the Company are
       listed; and authorize the Directors of the
       Company for the purpose of giving effect to
       the issue or allotment of the share warrants
       and equity shares arising thereon, to take
       all actions and do all such acts, deeds, matters
       and things as it may, in its absolute discretion,
       deem necessary, proper or desirable for such
       purpose and with the power on behalf of the
       Company to settle all questions, difficulties
       or doubts that may arise in the issue, offer
       and allotment of the said share warrants and
       equity shares arising there from, including
       utilization of the issue proceeds, without
       being required to seek any further consent
       or approval of members or otherwise to the
       end and intent that members shall be deemed
       to have given their approval thereto expressly
       by the authority of this Resolution




--------------------------------------------------------------------------------------------------------------------------
 DR. REDDY'S LABORATORIES LIMITED                                                            Agenda Number:  932933383
--------------------------------------------------------------------------------------------------------------------------
        Security:  256135203
    Meeting Type:  Annual
    Meeting Date:  22-Jul-2008
          Ticker:  RDY
            ISIN:  US2561352038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     TO RECEIVE, CONSIDER AND ADOPT THE PROFIT &               Mgmt          For                            For
       LOSS ACCOUNT FOR THE YEAR ENDED 31 MARCH 2008;
       BALANCE SHEET AS ON THAT DATE ALONG WITH THE
       REPORTS OF THE DIRECTORS' AND AUDITORS' THEREON.

O2     TO DECLARE DIVIDEND ON THE EQUITY SHARES FOR              Mgmt          For                            For
       THE FINANCIAL YEAR 2007-08.

O3     TO APPOINT A DIRECTOR IN PLACE OF MR. ANUPAM              Mgmt          For                            For
       PURI

O4     TO APPOINT A DIRECTOR IN PLACE OF DR. KRISHNA             Mgmt          For                            For
       G PALEPU

O5     TO RESOLVE NOT TO FILL VACANCY, FOR THE TIME              Mgmt          For                            For
       BEING, CAUSED BY THE RETIREMENT OF MR. P N
       DEVARAJAN

O6     TO APPOINT THE STATUTORY AUDITORS AND FIX THEIR           Mgmt          For                            For
       REMUNERATION. THE RETIRING AUDITORS BSR & CO.
       ARE ELIGIBLE FOR RE-APPOINTMENT.

S7     RESOLVED THAT THE BOARD OF DIRECTORS BE AND               Mgmt          Against                        Against
       ARE HEREBY AUTHORISED TO MODIFY CERTAIN TERMS
       OF THE EXISTING SCHEMES APPROVED EARLIER BY
       THE SHAREHOLDERS TO EXERCISE RIGHTS TO RECOVER
       THE FRINGE BENEFIT FROM THE RELEVANT ELIGIBLE
       EMPLOYEES.

S8     RESOLVED THAT THE BOARD OF DIRECTORS OF THE               Mgmt          For                            For
       COMPANY BE AND ARE HEREBY AUTHORIZED TO CREATE,
       OFFER, ISSUE, AND ALLOT WARRANTS, ENTITLING
       THE WARRANTS HOLDER(S) FROM TIME TO TIME TO
       APPLY FOR EQUITY SHARES OF THE COMPANY IN ONE
       OR MORE TRANCHES, ALL AS MORE FULLY DESCRIBED
       IN THE AGM NOTICE.




--------------------------------------------------------------------------------------------------------------------------
 DUBAI FINANCIAL MARKET P.J.S.C, DUBAI                                                       Agenda Number:  701861696
--------------------------------------------------------------------------------------------------------------------------
        Security:  M28814107
    Meeting Type:  EGM
    Meeting Date:  05-Apr-2009
          Ticker:
            ISIN:  AE000A0MNV19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the  deletion of non national word from           Mgmt          For                            For
       point 2 as stated in Article  No. 15 of the
       Article of Association

2.     Approve the  discontinuation of 10 % deduction            Mgmt          For                            For
       allocated to the special reserve account as
       stated in Article No. 67 of the Article of
       association

3.     Amend the Article No. 50 regarding Sharia Board           Mgmt          For                            For
       Membership and Articles No.53 and 54 regarding
       the translation matters

4.     Amend the Article of Association according to             Mgmt          For                            For
       the a forementioned changes




--------------------------------------------------------------------------------------------------------------------------
 DUBAI FINANCIAL MARKET P.J.S.C, DUBAI                                                       Agenda Number:  701862105
--------------------------------------------------------------------------------------------------------------------------
        Security:  M28814107
    Meeting Type:  AGM
    Meeting Date:  05-Apr-2009
          Ticker:
            ISIN:  AE000A0MNV19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 539898 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Ratify the Board of Directors report of company's         Mgmt          For                            For
       performance and its financial position for
       the FYE 31 DEC 2008

2.     Ratify the External Auditor's report for the              Mgmt          For                            For
       FYE 31 DEC 2008

3.     Ratify the Company's balance sheet and income             Mgmt          For                            For
       statement for the FYE 31 DEC 2008

4.     Ratify the Sharia and Fatwa Supervisory Board             Mgmt          For                            For
       report for the FYE 31 DEC 2008

5.     Approve the Board of Directors proposal of dividend       Mgmt          For                            For
       distribution to shareholders amounted to 8%
       cash dividend

6.     Approve the Board of Directors remuneration               Mgmt          For                            For
       for the FYE 31 DEC 2008

7.     Approve the proposed donation to charitable               Mgmt          For                            For
       Associations and societies as per the Article
       no 198 Federal Law no 8 of year 1984 and its
       subsequent amendments regarding Commercial
       Companies

8.     Approve the discontinuation of 10% deduction              Mgmt          For                            For
       allocated to the general reserve account and
       determine its utilization purposes

9.     Grant discharge to the members of the Board               Mgmt          For                            For
       of Directors and the External Auditors from
       their liabilities for the FYE 31 DEC 2008

10.    Re-appoint the members of Sharia and Fatwa Supervisory    Mgmt          For                            For
       Board for the coming term

11.    Re-appoint the External Auditors for the FY               Mgmt          For                            For
       2009 and determine their professional fees




--------------------------------------------------------------------------------------------------------------------------
 DUBAI INVESTMENTS LTD, DUBAI                                                                Agenda Number:  701896992
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2888H101
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  AE0005802543
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Directors report concerning the               Mgmt          For                            For
       activities and financial status of the Company
       for the YE 31 DEC 2008 and to review and the
       Auditors report for the same period

2.     Approve the consolidated financial statements             Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve the proposal of the Board of Directors            Mgmt          For                            For
       to distribute 10% bonus shares on the basis
       of the paid up share capital of the Company
       as on 31 DEC 2008

4.     Approve to absolve the Board of Directors and             Mgmt          For                            For
       the Auditors from the responsibility for the
       YE 31 DEC 2008

5.     Approve, in terms of Article 108 of the UAE               Mgmt          For                            For
       Federal Law No. 8 of 1984 as amended to allow
       the Chairman of the Board of Directors and
       the Directors to participate in business which
       might be in competition with the Company's
       business

6.     Appoint the Auditors for the year 2009 and approve        Mgmt          For                            For
       to determine their remuneration

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 DUBAI ISLAMIC BANK LTD, DEIRA                                                               Agenda Number:  701830033
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2888J107
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  AE0005802550
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for the             Mgmt          For                            For
       FY 2008

2.     Approve the Fatwa and Sharia Supervisory Board            Mgmt          For                            For
       report

3.     Approve the Auditors report for the FY 2008               Mgmt          For                            For

4.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       account for the FY 2008

5.     Approve the profit distribution as 5% bonus               Mgmt          For                            For
       shares and 25% cash dividend

6.     Grant discharge to the Board of Directors from            Mgmt          For                            For
       liability for their services during the period
       ending 31 DEC 2008

7.     Grant discharge to the Auditors from liability            Mgmt          For                            For
       for their services during the period ending
       31 DEC 2008

8.     Appoint the Auditors for the financial year               Mgmt          For                            For
       and approve to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 DUBAI ISLAMIC BANK LTD, DEIRA                                                               Agenda Number:  701898237
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2888J107
    Meeting Type:  EGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  AE0005802550
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

1.     Approve the transfer the funds from ministry              Mgmt          For                            For
       of finance into the second part of capital

2.     Approve to increase the capital of the Bank               Mgmt          For                            For
       by AED 3 billion during 5 years

3.     Approve the adjustment in the internal policies           Mgmt          For                            For
       as a Government recommendation




--------------------------------------------------------------------------------------------------------------------------
 DURATEX SA, SAO PAULO                                                                       Agenda Number:  701908331
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3593G104
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRDURAACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM C AND D ONLY. THANK YOU.

A.     To take knowledge of the Directors accounts,              Non-Voting    No vote
       to examine, discuss and approve the Company's
       consolidated financial statements for the FY
       ending 31 DEC 2008

B.     Approval of the proposal to allocate the net              Non-Voting    No vote
       profits from the 2008 FY, ratification of the
       interim dividends paid as interest on capital
       and the transfers of reserves carried out in
       the previous FY, by authorization of the Board
       of Directors

C.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and approve to set their remuneration

D.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       approve to set their remuneration




--------------------------------------------------------------------------------------------------------------------------
 DYNAPACK INTERNATIONAL TECHNOLOGY CORP                                                      Agenda Number:  701960569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2185V107
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0003211009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    To report business operation result of FY 2008            Non-Voting    No vote

1.2    Supervisors review of year 2008 financial report          Non-Voting    No vote

1.3    To report the status of endorsement guarantee             Non-Voting    No vote
       provided

1.4    To report the status of investment plan in Mainland       Non-Voting    No vote
       China

2.1    Approve the recognition of 2008 business and              Mgmt          For                            For
       financial report

2.2    Approve the recognition of 2008 earning distributions,    Mgmt          For                            For
       [cash dividend TWD 5 per share, Stock dividend
       100 shares per 1,000 shares from retain earnings
       subject to 20% withholding tax]

3.1    Approve to discuss capitalization through issuance        Mgmt          For                            For
       of new shares derived from dividend and employee
       profit sharing

3.2    Approve to revise the procedure of endorsement            Mgmt          For                            For
       guarantee provided

3.3    Approve to revise the procedure of lending funds          Mgmt          For                            For
       to other parties

3.4    Approve the private placement unsecured local             Mgmt          For                            For
       Corporate bond

4.     Others agenda and extemporary motion                      Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 E SUN FINL HLDG CO LTD                                                                      Agenda Number:  701974621
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y23469102
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002884004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of corporate bonds                             Non-Voting    No vote

A.4    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and proposed stock dividend: 30 for
       1,000 shares held

B.4    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 EAST AFRICAN BREWERIES LTD                                                                  Agenda Number:  701735067
--------------------------------------------------------------------------------------------------------------------------
        Security:  V3146X102
    Meeting Type:  AGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  KE0000000216
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the FYE 30 JUN 2008 together with the report
       of the Directors and the Auditors' report thereon

2.     Approve the interim dividend of KShs 2.40 per             Mgmt          For                            For
       ordinary share of KShs 2.00 paid on 14 APR
       2008 and declare a final dividend of KShs 5.65
       per ordinary share of KShs 2.00 payable on
       or about 03 NOV 2008 to the Members on the
       register at the close of business on 09 OCT
       2008

3.     Re-elect Mr. Peter Ndegwa as a Director of the            Mgmt          For                            For
       Company, who retires under Article 108

4.     Re-elect Mr. Seni Adetu as a Director of the              Mgmt          For                            For
       Company, who retires under Article 108

5.     Re-elect Dr. Nick Blazquez as a Director of               Mgmt          For                            For
       the Company, who retires by rotation under
       Article 109

6.     Re-elect Dr. William Kalema as a Director of              Mgmt          For                            For
       the Company, who retires by rotation under
       Article 109

7.     Re-elect Mr. Evanson Mwaniki as a Director of             Mgmt          For                            For
       the Company, who retires by rotation under
       Article 109 and in respect of whom special
       notice has been received pursuant to Section
       186[5] of the Companies Act [Chapter 486 of
       the Laws of Kenya] of the intention to propose
       the following resolution as an ordinary resolution

       To note that the Directors are not seeking any            Non-Voting    No vote
       increase in their remuneration, which, accordingly,
       remains as, stated in the financial statements

8.     Appoint KPMG Kenya as the Company's Auditors              Mgmt          For                            For
       for the period ending with the next AGM of
       the Company and authorize the Directors to
       determine their remuneration

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 EAST AFRICAN PORTLAND CEMENT, KENYA                                                         Agenda Number:  701770201
--------------------------------------------------------------------------------------------------------------------------
        Security:  V3150C101
    Meeting Type:  AGM
    Meeting Date:  04-Dec-2008
          Ticker:
            ISIN:  KE0000000190
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to read the notice convening the convening        Mgmt          For                            For
       the meeting

2.     Approve to confirm the minutes of the 75th AGM            Mgmt          For                            For

3.     Receive the Chairman's report                             Mgmt          For                            For

4.     Receive financial statements                              Mgmt          For                            For

5.     Re-elect the Directors                                    Mgmt          For                            For

6.     Approve the Directors remuneration                        Mgmt          For                            For

7.     Approve the Auditors                                      Mgmt          For                            For

8.     Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 EASTERN TOBACCO CO, CAIRO                                                                   Agenda Number:  701720321
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2932V106
    Meeting Type:  AGM
    Meeting Date:  16-Oct-2008
          Ticker:
            ISIN:  EGS37091C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Authorize the Board of Directors report on the            Mgmt          No Action
       Company's activity for the FY 2007-2008

2.     Authorize the Financial Auditor report and the            Mgmt          No Action
       Central Accounting Agency report and the Company's
       feedback

3.     Authorize the Company's balance sheet and financial       Mgmt          No Action
       statements for YE 30 JUN 2008

4.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 30 JUN 2008

5.     Approve the salary raise for the employees starting       Mgmt          No Action
       01 JUL 2008




--------------------------------------------------------------------------------------------------------------------------
 EASTERN TOBACCO CO, CAIRO                                                                   Agenda Number:  701861533
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2932V106
    Meeting Type:  AGM
    Meeting Date:  09-Apr-2009
          Ticker:
            ISIN:  EGS37091C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the estimated budget for the FY 2009/2010         Mgmt          No Action

2.     Approve to delegate the Board of Directors to             Mgmt          No Action
       give donations starting from the FY 2008/2009




--------------------------------------------------------------------------------------------------------------------------
 EASTERN TOBACCO CO, CAIRO                                                                   Agenda Number:  701862307
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2932V106
    Meeting Type:  EGM
    Meeting Date:  09-Apr-2009
          Ticker:
            ISIN:  EGS37091C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Amend the Article no. 6 and 7 of the Company's            Mgmt          No Action
       basic decree




--------------------------------------------------------------------------------------------------------------------------
 ECHO INVESTMENT S.A., KIELCE                                                                Agenda Number:  701772421
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1896T105
    Meeting Type:  EGM
    Meeting Date:  19-Dec-2008
          Ticker:
            ISIN:  PLECHPS00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and appointment of the             Mgmt          No Action
       meeting's Chairman

2.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

3.     Approve the agenda                                        Mgmt          No Action

4.     Adopt the resolution on approval of the buy               Mgmt          No Action
       back program

5.     Closure of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ECHO INVESTMENT S.A., KIELCE                                                                Agenda Number:  701938043
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1896T105
    Meeting Type:  AGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  PLECHPS00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the meeting's Chairman                            Mgmt          No Action

3.     Approve to make up the attendance list                    Mgmt          No Action

4.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

5.     Appoint the Scrutiny Commission                           Mgmt          No Action

6.     Approve the agenda                                        Mgmt          No Action

7.     Approve the Management's report on Company's              Mgmt          No Action
       activity in 2008, the financial statement for
       2008 and the consolidated financial statement
       for 2008

8.     Approve the Supervisory Board's report                    Mgmt          No Action

9.1    Approve the Management's report on the Company's          Mgmt          No Action
       activity in 2008 and the financial statement
       for 2008

9.2    Approve the Management's report on the activity           Mgmt          No Action
       of the capital group in 2008 and the consolidated
       financial statement of the capital group in
       2008

9.3    Approve to distribute the profit for the FY               Mgmt          No Action
       2008

9.4    Approve the duties' fulfilling by the Management          Mgmt          No Action

9.5    Approve the duties' fulfilling by the Supervisory         Mgmt          No Action
       Board

10.    Amend the Company's Articles of Association               Mgmt          No Action
       and authorize the Supervisory Board to set
       uniform text of Articles of Association

11.    Free discussion                                           Mgmt          No Action

12.    Closure of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ECONET WIRELESS HOLDINGS LTD                                                                Agenda Number:  701849246
--------------------------------------------------------------------------------------------------------------------------
        Security:  V31995109
    Meeting Type:  OGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  ZW0009011223
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Authorize the Directors to enter in to an installment     Mgmt          For                            For
       sale agreement in which Econet Wireless Global
       Ltd has agreed to supply Econet Wireless Ltd
       with telecommunications equipment

2.     Authorize the Directors to issue and allot Econet         Mgmt          For                            For
       Wireless Holdings Ltd ordinary shares pursuant
       to the Installment sale agreement

3.     Authorize the Directors to issue 600,000 ordinary         Mgmt          For                            For
       shares




--------------------------------------------------------------------------------------------------------------------------
 ECTEL LTD.                                                                                  Agenda Number:  932945237
--------------------------------------------------------------------------------------------------------------------------
        Security:  M29925100
    Meeting Type:  Consent
    Meeting Date:  25-Sep-2008
          Ticker:  ECTX
            ISIN:  IL0010838238
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     RE-ELECTION OF DIRECTOR: YAIR COHEN                       Mgmt          For                            For

1B     RE-ELECTION OF DIRECTOR: RA'ANAN COHEN                    Mgmt          For                            For

1C     RE-ELECTION OF DIRECTOR: RAMI ENTIN                       Mgmt          For                            For

02     RE-APPOINTMENT OF SOMEKH-CHAIKIN, A MEMBER OF             Mgmt          For                            For
       KPMG INTERNATIONAL, AS THE COMPANY'S AUDITORS
       AND AUTHORIZATION OF THE AUDIT COMMITTEE AND
       BOARD OF DIRECTORS TO DETERMINE THE COMPENSATION
       OF THE AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 ECZACIBASI ILAC                                                                             Agenda Number:  701897196
--------------------------------------------------------------------------------------------------------------------------
        Security:  M30078105
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  TRAECILC91E0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening of the assembly, elect the Chairmanship           Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the assembly

3.     Receive and ratify the Board of Directors activity        Mgmt          No Action
       report, the Auditors' report, and Independent
       External Auditing Company's report

4.     Approve and ratify the balance sheet and income           Mgmt          No Action
       statement of year 2008 and to take decision
       on the distribution of profits

5.     Grant discharge to the Board Members and the              Mgmt          No Action
       Auditors

6.     Re-elect the Members of the Board of Directors            Mgmt          No Action
       and approve to determine of their term in office
       and remuneration

7.     Elect the Auditors and approve to determine               Mgmt          No Action
       of their term in office and remuneration

8.     Ratify the Independent Auditing Company elected           Mgmt          No Action
       by the Board of Directors

9.     Approve to give information about the donations           Mgmt          No Action
       given across the year

10.    Authorize the Members of the Board of Directors           Mgmt          No Action
       to issue bonds, revenue sharing certificate,
       financial bonds at the time it is required
       in accordance with the rates provided by Laws;
       approve to take decision on determination of
       issues indicated in the Article 425 of Turkish
       Code

11.    Grant permission to the Members of the Board              Mgmt          No Action
       of Directors to participate in activities indicated
       in the Articles 334 and 335 of the Turkish
       Trade Code

12.    Ratify the informing of the process concerning            Mgmt          No Action
       the transfer of our Company's shares on our
       affiliates Eczacibasi Zentiva Saglik Urunleri
       San.Ve Tic.A.S and on Eczacibasi- Zentiva Kimyasal
       Urunleri SanVe Tic.A.S to Zentiva N.V owing
       the fact that there has been a change on the
       control of Zentiva N.V according to the regulations
       in the agreement signed between our Company
       and Zentiva N.V in 2007

13.    Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ECZACIBASI ILAC SANAYI VE TICARET A.S.                                                      Agenda Number:  701745400
--------------------------------------------------------------------------------------------------------------------------
        Security:  M30078105
    Meeting Type:  EGM
    Meeting Date:  17-Nov-2008
          Ticker:
            ISIN:  TRAECILC91E0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the opening of the assembly and elect             Mgmt          No Action
       the Chairmanship

2.     Authorize the Chairmanship in order to sign               Mgmt          No Action
       the minutes of the assembly

3.     Approve the discussion and decision on the item           Mgmt          No Action
       3 on Article of the Association regarding Corporate
       Name

4.     Approve the discussion and decision on the item           Mgmt          No Action
       4 on Article of Association regarding corporate
       goals and purposes




--------------------------------------------------------------------------------------------------------------------------
 EDEGEL SA EDEGE                                                                             Agenda Number:  701799035
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3712Z124
    Meeting Type:  OGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  PEP700511004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       03 FEB 2009 [AND A THIRD CALL ON 09 FEB 2009].
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Authorize the Board of Directors to make the              Mgmt          Against                        Against
       option exercised by Peruana De Energia S.A.A




--------------------------------------------------------------------------------------------------------------------------
 EDEGEL SA EDEGE                                                                             Agenda Number:  701828038
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3712Z124
    Meeting Type:  OGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  PEP700511004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 MAR 2009 [THIRD CALL ON 03 APR 2009]. CONSEQUENTLY,
       YOUR VOTING INSTRUCTIONS WILL REMAIN VALID
       FOR ALL CALLS UNLESS THE AGENDA IS AMENDED.
       THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve the distribution or allocation of profits         Mgmt          For                            For

2.     Elect or remove the members of the Board of               Mgmt          For                            For
       Directors

3.     Approve the Corporate Management [financial               Mgmt          For                            For
       statements and report from the Board of Directors]

4.     Authorize the Board of Directors to decide on             Mgmt          For                            For
       the allocation of dividends on account

5.     Approve to designate or authorize the Board               Mgmt          For                            For
       of Directors to designate the External Auditors
       for the 2009 FY

6.     Approve the dividends policy                              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 EDP - ENERGIAS DO BRASIL SA, SAO PAULO                                                      Agenda Number:  701654053
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3769R108
    Meeting Type:  EGM
    Meeting Date:  17-Jul-2008
          Ticker:
            ISIN:  BRENBRACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the transaction as well as the evaluation         Mgmt          For                            For
       report on Rede Lajeado, Investco and Enersul
       prepared by BES Investimento Do Brasil S.A.,
       Banco De Investimento, under the terms of Article
       256 of Law Number 6404/1976, as amended




--------------------------------------------------------------------------------------------------------------------------
 EDP - ENERGIAS DO BRASIL SA, SAO PAULO                                                      Agenda Number:  701734267
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3769R108
    Meeting Type:  EGM
    Meeting Date:  31-Oct-2008
          Ticker:
            ISIN:  BRENBRACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to decide the amendment of the main               Mgmt          For                            For
       part of Article 5 of the Corporate By-laws
       of the Company, in light of the cancellation
       of shares approved at the 127 the meeting of
       the Board of Directors held on 03 OCT 2008




--------------------------------------------------------------------------------------------------------------------------
 EDP - ENERGIAS DO BRASIL SA, SAO PAULO                                                      Agenda Number:  701838635
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3769R108
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  BRENBRACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

1.     Approve to take the accounts of the Directors,            Mgmt          For                            For
       the financial statements, of the proposal distribution
       of the FY's net profits and the Board of Director
       annual report relating to FYE 31 DEC 2008

2.     Approve the Capital Budget                                Mgmt          For                            For

3.     Approve the distribution of the profits from              Mgmt          For                            For
       the FY and to distribute dividends

4.     Elect and define the number of the Members of             Mgmt          For                            For
       the Board of Directors and approve to set their
       remuneration




--------------------------------------------------------------------------------------------------------------------------
 EDP - ENERGIAS DO BRASIL SA, SAO PAULO                                                      Agenda Number:  701947422
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3769R108
    Meeting Type:  EGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  BRENBRACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Amend Article 28 of the Corporate By-Laws of              Mgmt          For                            For
       the Company, to improve the wording regarding
       the representation of the Company before third
       parties




--------------------------------------------------------------------------------------------------------------------------
 EESTI EHITUS AS, TALLINN                                                                    Agenda Number:  701847660
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1946J107
    Meeting Type:  EGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  EE3100039496
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to change the business name                       Mgmt          For                            For

2.     Amend the Articles of Association                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 EFG-HERMES HLDG S A E                                                                       Agenda Number:  701858699
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3047P109
    Meeting Type:  OGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  EGS69101C011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Receive the Board of Director's report on the             Mgmt          No Action
       Company's activity for the FYE 31DEC 2008

2.     Receive the financial Auditor report for the              Mgmt          No Action
       FYE 31 DEC 2008

3.     Approve the Company's financial statements for            Mgmt          No Action
       the FYE 31 DEC 2008

4.     Approve the profit distribution suggestion for            Mgmt          No Action
       the FYE 31 DEC 2008

5.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

6.     Approve to determine the Board of Directors               Mgmt          No Action
       transportation and attendance allowances for
       the FY 2009

7.     Reappoint the Auditors for the new FY 2009 and            Mgmt          No Action
       authorize of Board of Directors to decide their
       fees

8.     Authorize the Board of Directors to give donations        Mgmt          No Action
       above EGP 1000.00 for the year 2009




--------------------------------------------------------------------------------------------------------------------------
 EFG-HERMES HLDG S A E                                                                       Agenda Number:  701857065
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3047P109
    Meeting Type:  EGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  EGS69101C011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the issued capital reduction suggestion           Mgmt          No Action
       from EGP 1,939,320,000 to EGP 1,913,570,000
       through execution the quantity of 5,150,000
       treasury shares




--------------------------------------------------------------------------------------------------------------------------
 EGIS PLC, BUDAPEST                                                                          Agenda Number:  701789464
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1897P128
    Meeting Type:  AGM
    Meeting Date:  28-Jan-2009
          Ticker:
            ISIN:  HU0000053947
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 JAN 2009 AT 03:00 P.M. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. PLEASE
       BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
       UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

1.     Receive the report of the Board of Directors              Mgmt          No Action
       on the business performance of the Company
       in 2007 and 2008 in accordance with International
       Financial Reporting Standards [IFRS]

2.     Receive the Supervisory Board's opinion on the            Mgmt          No Action
       report prepared in accordance with IFRS

3.     Approve the Auditor's opinion on the report               Mgmt          No Action
       prepared in accordance with IFRS

4.     Approve the Audit Committee's opinion on the              Mgmt          No Action
       report prepared in accordance with IFRS

5.     Receive the report of the Board of Directors              Mgmt          No Action
       on the business performance of the Company
       in 2007 and 2008 in accordance with Hungarian
       Accounting Standards [HAS]

6.     Approve the determination and appropriation               Mgmt          No Action
       of the 2007 and 2008 profit

7.     Approve the Supervisory Board's opinion on the            Mgmt          No Action
       report prepared in accordance with HAS

8.     Approve the Auditor's opinion on the report               Mgmt          No Action
       prepared in accordance with HAS

9.     Approve the Audit Committee's opinion on the              Mgmt          No Action
       report prepared in accordance with HAS

10.    Receive the report of the Board of Directors              Mgmt          No Action
       on the consolidated business performance of
       the Company in 2007 and 2008 [IFRS]

11.    Approve the Supervisory Board's opinion on the            Mgmt          No Action
       consolidated report [IFRS]

12.    Approve the Auditor's opinion on the consolidated         Mgmt          No Action
       report [IFRS]

13.    Approve the Audit Committee's opinion on the              Mgmt          No Action
       consolidated report [IFRS]

14.    Elect the Members of the Board of Directors               Mgmt          No Action

15.    Approve to determine the officials remuneration           Mgmt          No Action
       for 2008 and 2009

16.    Elect the Auditor for 2008 and 2009 and approve           Mgmt          No Action
       to determine its remuneration

17.    Receive the report on Corporate Governance                Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN COMPANY FOR MOBILE SERVICES (MOBINIL)                                              Agenda Number:  701685464
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3126P103
    Meeting Type:  MIX
    Meeting Date:  31-Aug-2008
          Ticker:
            ISIN:  EGS48011C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM.THANK YOU                 Non-Voting    No Action

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to review the Board of Directors suggestion       Mgmt          No Action
       for adding more activities in the field of
       computer sales and distribution as well as
       all computers' related supplements in addition
       that the Company will be involvedin the maintenance
       activities also reviewing the amendment of
       the third Article of the Companys basic decree
       as to fit this new addition

2.     Approve to review the authorization of the Chairman       Mgmt          No Action
       for imposing any amendments proposed by the
       Governmental parties on the meeting decisions
       and the Companys basic decree amendment project

3.     Approve to review the authorization of KPMG               Mgmt          No Action
       Hazem Hassan in taking all necessary procedures
       for authorizing the meetings report and executing
       all the meetings decisions as well as the Comapnys
       basic decree amendment




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN COMPANY FOR MOBILE SERVICES (MOBINIL)                                              Agenda Number:  701686062
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3126P103
    Meeting Type:  AGM
    Meeting Date:  31-Aug-2008
          Ticker:
            ISIN:  EGS48011C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Receive the Board of Directors report for the             Mgmt          No Action
       fiscal period ended on 30 JUN 2008

2.     Approve the Auditors report on the Company's              Mgmt          No Action
       financial statements for the fiscal period
       ended on 30 JUN 2008

3.     Approve to review the authorization of the Company's      Mgmt          No Action
       financial statements for the fiscal period
       on 30 JUN 2008

4.     Approve to review the suggested Profit Distribution       Mgmt          No Action
       Account for the fiscal period ended on 30 JUN
       2008

5.     Approve the changes occurred on the Company's             Mgmt          No Action
       Board of Directors during the last period




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN COMPANY FOR MOBILE SERVICES (MOBINIL)                                              Agenda Number:  701785113
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3126P103
    Meeting Type:  AGM
    Meeting Date:  21-Dec-2008
          Ticker:
            ISIN:  EGS48011C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Authorize the Board of Directors report for               Mgmt          No Action
       the FYE 30 SEP 2008

2.     Grant authority to the financial Auditors report          Mgmt          No Action
       for the FYE 30 SEP 2008

3.     Authorize the Company's financial statements              Mgmt          No Action
       for the FYE 30 SEP 2008

4.     Approve the profit distribution for the FYE               Mgmt          No Action
       30 SEP 2008

5.     Authorize the Board of Directors changes for              Mgmt          No Action
       the last period




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN COMPANY FOR MOBILE SERVICES (MOBINIL)                                              Agenda Number:  701842999
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3126P103
    Meeting Type:  OGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  EGS48011C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report and its             Mgmt          No Action
       financial positions for the FYE 31 DEC 2008

2.     Approve the Board of Auditors report and its              Mgmt          No Action
       financial positions for the FYE 31 DEC 2008

3.     Approve to the Company financial statements               Mgmt          No Action
       for the FYE 31 DEC 2008

4.     Approve the suggested Profit Distribution Scheme          Mgmt          No Action
       for the FYE 31 DEC 2008

5.     Approve the changes occurred on the Board of              Mgmt          No Action
       Directors for the previous period

6.     Approve to release the Company's Board of Directors       Mgmt          No Action
       Members from their responsibility during the
       FYE 31 DEC 2008

7.     Approve the determination of the Board of Directors       Mgmt          No Action
       bonuses and allowance for the FYE 31 DEC 2009

8.     Authorize the Board of Directors to Execute               Mgmt          No Action
       Compensation Contracts with the Companys shareholders
       and the Board Members

9.     Approve the donations occurred during FYE on              Mgmt          No Action
       31 DEC 2008 and determining the donations for
       the FYE 31 DEC 2009

10.    Approve the recruiting the Companys Auditors              Mgmt          No Action
       for the FYE 31 DEC 2009 and determining their
       fees




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN COMPANY FOR MOBILE SERVICES (MOBINIL)                                              Agenda Number:  701831794
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3126P103
    Meeting Type:  EGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  EGS48011C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Amend the Article number 26 from the Company              Mgmt          No Action
       basic decree

2.     Authorize the KPMG Hazem Hassan in taking all             Mgmt          No Action
       necessary precautions to certify meeting documentation
       as well as all necessary procedures for amending
       the Article number 26 from the Company basic
       decree




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN COMPANY FOR TOURISTIC INVESTMENT, CAIRO                                            Agenda Number:  701952257
--------------------------------------------------------------------------------------------------------------------------
        Security:  M31415108
    Meeting Type:  OGM
    Meeting Date:  21-May-2009
          Ticker:
            ISIN:  EGS70431C019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Authorize the Board of Directors report regarding         Mgmt          No Action
       the Company's activity for the FYE 31 DEC 2008

2.     Approve the Auditor report for the FY ending              Mgmt          No Action
       31 DEC 2008

3.     Approve the Company's financial statements for            Mgmt          No Action
       the FYE 31 DEC 2008

4.     Approve the contracts executed with relative              Mgmt          No Action
       parties and authorize the selling price

5.     Approve to release the Board of Directors responsibility  Mgmt          No Action
       of all the matters concerning the FY ending
       31 DEC 2008

6.     Approve to determine the attendance and transportation    Mgmt          No Action
       allowances for the Members of the Board of
       Directors for the year 2009

7.     Approve to hire the Financial Auditor for the             Mgmt          No Action
       fiscal ending 31 DEC 2009 and approve to determine
       his fees

8.     Approve the donations done during the FY 2008             Mgmt          No Action
       and authorize the Board of Directors to donate
       during the upcoming FY for more than EGP 1000

9.     Approve the Board of Directors changes done               Mgmt          No Action
       during year 2008 and till the meeting date




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN COMPANY FOR TOURISTIC INVESTMENT, CAIRO                                            Agenda Number:  701952269
--------------------------------------------------------------------------------------------------------------------------
        Security:  M31415108
    Meeting Type:  EGM
    Meeting Date:  21-May-2009
          Ticker:
            ISIN:  EGS70431C019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve that the Company will keep its treasury           Mgmt          No Action
       stocks for more 6 months




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN FINANCIAL AND INDUSTRIAL, GHARBEYA                                                 Agenda Number:  701883147
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3383M108
    Meeting Type:  OGM
    Meeting Date:  18-Apr-2009
          Ticker:
            ISIN:  EGS38381C017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report and its             Mgmt          No Action
       financial positions for the FYE 31 DEC 2008

2.     Approve the Board of Auditors report and its              Mgmt          No Action
       financial statements for the FYE 31 DEC 2008

3.     Approve the financial statements for the YE               Mgmt          No Action
       31 DEC 2008

4.     Approve to release the Board of Directors responsibility  Mgmt          No Action
       upon FYE 31 DEC 2008

5.     Approve the profit distribution                           Mgmt          No Action

6.     Re-appoint the Auditors for the new FY 2009               Mgmt          No Action
       and authorize the Board of Directors to decide
       their fees

7.     Approve the Board of Director to give donations           Mgmt          No Action
       above EGP 1000.00 for the year 2009




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN INTERNATIONAL PHARMACEUTICAL INVESTMENTS                                           Agenda Number:  701835209
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3391Y102
    Meeting Type:  OGM
    Meeting Date:  21-Mar-2009
          Ticker:
            ISIN:  EGS38081C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report on the              Mgmt          No Action
       Company's activity for the FYE 31 DEC 2008

2.     Approve the Financial Auditor report for the              Mgmt          No Action
       FYE 31 DEC 2008

3.     Approve the Company's financial statements for            Mgmt          No Action
       the FYE 31 DEC 2008

4.     Approve the Board of Director suggestion regarding        Mgmt          No Action
       profit distribution for the FYE 31 DEC 2008

5.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

6.     Approve to determine the bonuses and the allowances       Mgmt          No Action
       for the Board of Director for year 2009

7.     Approve to rehire the Auditor for the FY 31               Mgmt          No Action
       Dec 2009 and determine his fees

8.     Authorize the Board of Director to donate for             Mgmt          No Action
       more than EGP 1000




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN KUWAITI HOLDING                                                                    Agenda Number:  701813912
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3400B101
    Meeting Type:  AGM
    Meeting Date:  26-Feb-2009
          Ticker:
            ISIN:  EGS69082C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Authorize the Board of Directors report for               Mgmt          No Action
       the FYE 31 DEC 2008

2.     Approve to review the Auditors report about               Mgmt          No Action
       the Company's financial statements for the
       FYE 31 DEC 2008

3.     Approve the balance sheet and the ending balances         Mgmt          No Action
       for the FYE 31 DEC 2008

4.     Approve the Board of Directors suggestion concerning      Mgmt          No Action
       the profit distribution for the FYE 31 DEC
       2008

5.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

6.     Approve to determine the Board of Directors               Mgmt          No Action
       bonus as well as the attendance and transportation
       allowances for the year 2009

7.     Approve the recruiting of the Auditor and determine       Mgmt          No Action
       his fees for the FYE 31 DEC 2009

8.     Authorize the Board or whom they delegate to              Mgmt          No Action
       make donations during the year 2009

9.     Approve the nomination of the Board of Directors          Mgmt          No Action
       for a new period which will last for 3 months

10.    Authorize the Board of Directors to execute               Mgmt          No Action
       compensative contracts




--------------------------------------------------------------------------------------------------------------------------
 EGYPTIAN MEDIA PRODUCTION                                                                   Agenda Number:  701903494
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3483L109
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  EGS78021C010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report for the             Mgmt          No Action
       FYE 31 DEC 2008

2.     Approve the Auditors report for the FYE 31 DEC            Mgmt          No Action
       2008

3.     Approve the financial statements for 31 DEC               Mgmt          No Action
       2008

4.     Approve the restructuring Board of Directors              Mgmt          No Action
       during the FYE 31 DEC 2008

5.     Approve to release the Board of Directors for             Mgmt          No Action
       the FYE 31 DEC 2008

6.     Approve to retained earnings for the year 2008            Mgmt          No Action

7.     Approve to determine the Board of Directors               Mgmt          No Action
       rewards and allowances for 2009

8.     Re-appoint the Auditors and determining their             Mgmt          No Action
       fees for 2009

9.     Approve to delegate the Board of Directors to             Mgmt          No Action
       make compensation contracts




--------------------------------------------------------------------------------------------------------------------------
 EIH LTD                                                                                     Agenda Number:  701670932
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2233X154
    Meeting Type:  AGM
    Meeting Date:  14-Aug-2008
          Ticker:
            ISIN:  INE230A01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited accounts of the Company for             Mgmt          For                            For
       the YE 31 MAR 2008, together with the Directors'
       and the Auditor's reports

2.     Declare a dividend                                        Mgmt          For                            For

3.A    Re-appoint Mr. L. Ganesh as a Director, who               Mgmt          For                            For
       retires by rotation

3.B    Re-appoint Mr. Rajan Raheja as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration




--------------------------------------------------------------------------------------------------------------------------
 EL EZZ ALDEKHELA STEEL - ALEXANDRIA                                                         Agenda Number:  701777267
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3782S102
    Meeting Type:  AGM
    Meeting Date:  18-Dec-2008
          Ticker:
            ISIN:  EGS3D041C017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report on the              Mgmt          No Action
       Company's activity for the FYE 30 SEP 2008

2.     Approve the Financial Auditor report for the              Mgmt          No Action
       fiscal period ending 30 SEP 08

3.     Approve the Company's financial statements and            Mgmt          No Action
       the suggested Profit Distribution Scheme for
       the fiscal period ending 30 SEP 2008




--------------------------------------------------------------------------------------------------------------------------
 EL EZZ STEEL REBARS SAE, GIZA                                                               Agenda Number:  701758320
--------------------------------------------------------------------------------------------------------------------------
        Security:  M07095108
    Meeting Type:  AGM
    Meeting Date:  16-Nov-2008
          Ticker:
            ISIN:  EGS3C251C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Authorize the Board of Directors report on the            Mgmt          No Action
       Company's activity for the FY ending 30 JUN
       2008

2.     Authorize the financial Auditor report for the            Mgmt          No Action
       FY ending 30 JUN 2008

3.     Authorize the Company's financial statements              Mgmt          No Action
       and ending balances for the FY ending 30 JUN
       2008




--------------------------------------------------------------------------------------------------------------------------
 EL WATANY BANK                                                                              Agenda Number:  701875304
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4019A104
    Meeting Type:  OGM
    Meeting Date:  26-Apr-2009
          Ticker:
            ISIN:  EGS60171C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report on the              Mgmt          No Action
       Banks activity for the FYE 31 DEC 2008

2.     Approve the financial Auditor report for the              Mgmt          No Action
       FYE 31 DEC 2008

3.     Approve the Banks financial statements and the            Mgmt          No Action
       profit distribution and release the Board of
       Director responsibilities for the FYE 31 DEC
       2008

4.     Approve to determine the Board of Director bonuses        Mgmt          No Action
       for the FYE 31 DEC 2008

5.     Approve to determine the Board of Directors               Mgmt          No Action
       attendance allowances for the FY 2009

6.     Authorize the Board of Directors to donate for            Mgmt          No Action
       more than EGP 1000 during the FY 2009

7.     Approve to hire the Auditors and determine their          Mgmt          No Action
       fees for the FYE 31 DEC 2009

8.     Approve adding the new branches to the commercial         Mgmt          No Action
       records




--------------------------------------------------------------------------------------------------------------------------
 EL WATANY BANK                                                                              Agenda Number:  701880557
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4019A104
    Meeting Type:  EGM
    Meeting Date:  26-Apr-2009
          Ticker:
            ISIN:  EGS60171C013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the modification of the issue No. 2               Mgmt          No Action
       from the Company main system

2.     Approve to issue bonds with an amount not exceeding       Mgmt          No Action
       EGP 1,000,000,000 or equivalent with foreign
       currencies




--------------------------------------------------------------------------------------------------------------------------
 ELAN MICROELECTRONINCS CORP                                                                 Agenda Number:  701960759
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2268H108
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002458007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

1.1    2008 operation report                                     Non-Voting    No vote

1.2    Supervisors review of year 2008 financial report          Non-Voting    No vote

1.3    Report the status of merger                               Non-Voting    No vote

1.4    Report the status of Employee Stock Options               Non-Voting    No vote
       Issuance

2.1    Approve the recognition of 2008 financial report          Mgmt          For                            For

2.2    Approve recognition of 2008 earning distributions;        Mgmt          For                            For
       [cash dividend TWD 0.30084 per share, stock
       dividend 10.028 shares per 1,000 shares from
       retain earnings subject to 20% withholding
       tax]

3.1    Approve the capital increase through issuance             Mgmt          For                            For
       of new shares derived from retained earning

3.2    Approve to revise the rules of lending funds              Mgmt          For                            For
       to other parties

3.3    Approve to revise the rules of endorsement guarantee      Mgmt          For                            For

4.     Re-elect 6 Directors and Supervisors                      Mgmt          For                            For

5.     Approve to release the non competition clause             Mgmt          For                            For
       for the Directors




--------------------------------------------------------------------------------------------------------------------------
 ELBIT IMAGING LTD, TEL AVIV-JAFFA                                                           Agenda Number:  701780618
--------------------------------------------------------------------------------------------------------------------------
        Security:  M37605108
    Meeting Type:  AGM
    Meeting Date:  26-Dec-2008
          Ticker:
            ISIN:  IL0010811169
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       "PLEASE NOTE THAT AS THE MEETING DATE FALLS               Non-Voting    No vote
       ON 25 DEC 2008, WHICH IS A GLOBAL HOLIDAY AND
       THE MAINFRAMES, DOES NOT ACCEPT THE SAME, THE
       MEETING DATE HAS BEEN CHANGED TO 26 DEC 2008.
       THANK YOU."

1.1    Re-elect Mr. Mordechay Zisser as a Company's              Mgmt          For                            For
       Board of Director

1.2    Re-elect Mr.Abraham [Rami] Goren as a Company's           Mgmt          For                            For
       Board of Director

1.3    Re-elect Mr. Shimon Yitzhaki as a Company's               Mgmt          For                            For
       Board of Director

1.4    Re-elect Mr. David Rubner as a Company's Board            Mgmt          For                            For
       of Director

1.5    Re-elect Mr. Moshe Lion as a Company's Board              Mgmt          For                            For
       of Director

1.6    Re-elect Mr. Shmuel Peretz as a Company's Board           Mgmt          For                            For
       of Director

2.     Elect Ms. Elina Frenkel Ronen, as an External             Mgmt          For                            For
       Director of the Company

3.     Amend the Articles of Association of the Company          Mgmt          For                            For
       and authorize Director compensation in accordance
       with applicable law

4.     Approve the compensation to be paid to the Company's      Mgmt          For                            For
       Directors, other than Mr. Mordechay Zisser

5.     Approve the re-appointment of Brightman Almagor           Mgmt          For                            For
       & Co. as the Company's Independent Auditors

6.     Approve the liability insurance covering Directors        Mgmt          For                            For
       of the Company

7.     Amend the terms of out of the money options               Mgmt          For                            For
       of the Company held by Mr. Mordechay Zisser

8.     Approve an option grant by Insightec Ltd. to              Mgmt          For                            For
       Mr. Mordechay Zisser

       Consideration of the Company's audited financial          Non-Voting    No vote
       statements for the YE 31 DEC 2007




--------------------------------------------------------------------------------------------------------------------------
 ELBIT IMAGING LTD, TEL AVIV-JAFFA                                                           Agenda Number:  701911857
--------------------------------------------------------------------------------------------------------------------------
        Security:  M37605108
    Meeting Type:  OGM
    Meeting Date:  07-May-2009
          Ticker:
            ISIN:  IL0010811169
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the ratify the cash dividend paid by              Mgmt          For                            For
       the Company in JUN 2008

2.     Approve the amendment and restatement of the              Mgmt          For                            For
       Articles of Association and the Memorandum
       of Association of the Company

3.     Appoint Ms. Hila Zisser Bendet as a Brand manager         Mgmt          For                            For
       in the Company's retail division and approve
       her employment terms




--------------------------------------------------------------------------------------------------------------------------
 ELBIT SYSTEMS LTD, HAIFA                                                                    Agenda Number:  701686000
--------------------------------------------------------------------------------------------------------------------------
        Security:  M3760D101
    Meeting Type:  AGM
    Meeting Date:  21-Sep-2008
          Ticker:
            ISIN:  IL0010811243
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Elect 7 Directors to the Company's Board of               Mgmt          For                            For
       Directors

2.     Appoint the Company's Independent Auditors for            Mgmt          For                            For
       the FY 2008 and until the close of the next
       AGM




--------------------------------------------------------------------------------------------------------------------------
 ELECTRICITY GENERATING PUBLIC CO LTD                                                        Agenda Number:  701822961
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y22834116
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  TH0465010013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the shareholders AGM               Mgmt          For                            For
       No.1/2008 held on 21 APR 2008

2.     Acknowledge the Company's annual report for               Mgmt          For                            For
       year 2008 and the payment of the interim dividend

3.     Approve the balance sheet and statement of income         Mgmt          For                            For
       as at 31 DEC 2008

4.     Approve the appropriation of net profit and               Mgmt          For                            For
       the payment of dividend

5.     Appoint the Auditors and approve to determine             Mgmt          For                            For
       the audit fee

6.     Elect the Directors to replace the retiring               Mgmt          For                            For
       Directors

7.     Approve to determine the Directors remuneration           Mgmt          For                            For

8.     Amend the Article 43 of the Articles of Association,      Mgmt          For                            For
       the Company's seal

9.     Other matters [if any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ELEMENT ONE LTD                                                                             Agenda Number:  701723430
--------------------------------------------------------------------------------------------------------------------------
        Security:  S2581C106
    Meeting Type:  AGM
    Meeting Date:  27-Oct-2008
          Ticker:
            ISIN:  ZAE000115887
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       of the Company for the YE 31 MAR 2008

2.1    Re-elect Mr. C.B. Brayshaw as a Director of               Mgmt          For                            For
       the Company, who retire by rotation in terms
       of the Company's Articles of Association

2.2    Re-elect Mr. W.S. Moutloatse as a Director of             Mgmt          For                            For
       the Company, who retire by rotation in terms
       of the Company's Articles of Association

3.     Re-elect Mr. D.J.J. Vlok as a Director of the             Mgmt          For                            For
       Company due to his being appointed subsequent
       to the last AGM

4.     Approve and ratify the remuneration payable               Mgmt          For                            For
       to the Non-Executive Directors, for the preceding
       year

5.     Approve the fees payable to Non-Executive Directors       Mgmt          For                            For
       at ZAR 300,000 per annum per Director for the
       YE 31 MAR 2009

6.     Re-appoint Deloitte and Touche as the Auditors            Mgmt          For                            For
       of the Company for the ensuing year

7.     Authorize any Director or the Company Secretary           Mgmt          For                            For
       of the Company to sign all documents and do
       all such things as may be necessary to give
       effect to the ordinary resolutions and the
       special resolution as specifies in this notice
       of AGM

8.O.1  Approve to place the authorized and unissued              Mgmt          For                            For
       ordinary shares in the capital of the Company
       under the control of the Directors of the Company
       which Directors are, subject to the provisions
       of Section 221 and Section 222 of the Companies
       Act, 61 of 1973 as amended [the Companies Act],
       the Articles of Association of the Company
       and the JSE Limited [JSE] Listings Requirements,
       and to allot and issue any such shares at such
       time or times, to such person or persons, Company
       or Companies and upon such terms and conditions
       as they may in their discretion deem fit; [Authority
       will remain in force until the next AGM of
       the Company]

9.O.2  Authorize the Directors of the Company by way             Mgmt          For                            For
       of a general authority, to issue the authorized
       but unissued ordinary shares in the capital
       of the Company for cash, as and when they in
       their discretion deem fit, subject to the Companies
       Act, the Articles of Association of the Company,
       the JSE Listings Requirements, when applicable
       and the following limitations, namely that;
       [Authority be valid until the Company's next
       AGM, provided that it shall not extend beyond
       15 months from the date that this authority
       is given]; and the number of ordinary shares
       issued for cash shall not in the aggregate
       in any one FY exceed 15% of the Company's issued
       share capital of ordinary shares

10S.1  Authorize the Company and or any subsidiary               Mgmt          For                            For
       of the Company by way of a general authority
       contemplated in Sections 85 and 89 of the Companies
       Act, to acquire the issued ordinary shares
       of the Company, upon such terms and conditions
       and in such amounts as the Directors of the
       Company may from time to time determine, but
       subject to the Articles of Association of the
       Company, the provisions of the Companies Act
       and the JSE Listings Requirements, where applicable,
       and provided that; [Authority shall be valid
       until the Company's next AGM, provided that
       it shall not extend beyond 15 months from the
       date that this authority is given]; and the
       number of ordinary shares which may be acquired
       pursuant to this authority in any one FY may
       not in aggregate exceed 20% [or 10%] where
       such acquisitions are effected by a subsidiary]
       of the Company's share capital at the date
       of the grant of this general authority




--------------------------------------------------------------------------------------------------------------------------
 ELETROPAULO METROPOLITANA -  ELETRICIDADE DE SAU PAULO S A                                  Agenda Number:  701900424
--------------------------------------------------------------------------------------------------------------------------
        Security:  P36476151
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  BRELPLACNPB0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM III AND IV ONLY. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     To receive the administrators accounts, the               Non-Voting    No vote
       administrations report, the financial statements
       and the accounting statements regarding the
       FYE on 31 DEC 2008

II.    Destination of the YE results of 2008                     Non-Voting    No vote

III.   Elect the 5 Members of the Board of Directors,            Mgmt          For                            For
       2 Principal and 3 Substitutes

IV.    Elect the Members of the Finance Committee                Mgmt          For                            For

V.     To set the global remuneration of the Company             Non-Voting    No vote
       Directors and the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 ELSWEDY CABLES                                                                              Agenda Number:  701878021
--------------------------------------------------------------------------------------------------------------------------
        Security:  M398AL106
    Meeting Type:  OGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  EGS3G0Z1C014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report and its             Mgmt          No Action
       financial positions for the FYE 31 DEC 2008

2.     Approve the Board of Auditors report and its              Mgmt          No Action
       financial statement for the FYE 31 DEC 2008

3.     Approve the financial statement for the YE 31             Mgmt          No Action
       DEC 2008

4.     Approve to release the Board of Directors responsibility  Mgmt          No Action
       upon FYE 31 DEC 2008

5.     Approve to decide the allowances paid to the              Mgmt          No Action
       Board of Directors for attending their meetings

6.     Re-appoint the Auditors for the new of Board              Mgmt          No Action
       of Directors to decide their fees

7.     Approve to delegate the Board of Directors to             Mgmt          No Action
       give donations for the year 2009

8.     Approve the profit distribution                           Mgmt          No Action

9.     Authorize the Board of Directors to make compensation     Mgmt          No Action
       contracts

10.    Approve to delegate the Board of Directors to             Mgmt          No Action
       Employe 2 Non-Executive Board of Directors
       Members

11.    Approve to determine the Chief Executive Officer's        Mgmt          No Action
       salary and the rewards of the Board of Directors
       for the YE 31 DEC 2008




--------------------------------------------------------------------------------------------------------------------------
 ELSWEDY CABLES                                                                              Agenda Number:  701889884
--------------------------------------------------------------------------------------------------------------------------
        Security:  M398AL106
    Meeting Type:  EGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  EGS3G0Z1C014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the raise of the Employee Ownership               Mgmt          No Action
       Plan Securities and amend the compensation
       decree to include Executive Members of the
       Board of Directors

2.     Approve the affiliates Companies warranties               Mgmt          No Action

3.     Authorize the Board of Directors to take a new            Mgmt          No Action
       share in the capital raise through an ocular
       contribution

4.     Amend the Article No 21 from the Company's basic          Mgmt          No Action
       decree




--------------------------------------------------------------------------------------------------------------------------
 EMAAR PROPERTIES, DUBAI                                                                     Agenda Number:  701818380
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4025S107
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  AE0005802576
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the board of directors              Mgmt          For                            For
       on the activities and financial position of
       the company for the fiscal year ending 31st
       DEC 2008

2.     Receive the Auditors report and the Company's             Mgmt          For                            For
       financial statements

3.     Approve the Company's balance sheet for the               Mgmt          For                            For
       fiscal year ending 31st DEC 2008 as well  as
       the profit and loss account

4.     Approve to discuss the proposal of the Board              Mgmt          For                            For
       of Directors regarding non distribution of
       dividends

5.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Directors and Auditors from liability for
       the fiscal year ending 31st DEC 2008

6.     Elect Members of Board of Directors                       Mgmt          For                            For

7.     Appoint the Auditors for the year 2009 and determine      Mgmt          For                            For
       their remuneration

8.     Approve the  Article 108 of Federal Law no.               Mgmt          For                            For
       8 of 1984 and amendments thereto for the Members
       of the Board of Directors to carry on activities
       relating to real  estate

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TEXT OF RESOLUTION AND DUE RECEIPT OF RECORD
       DATE. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 EMAAR PROPERTIES, DUBAI                                                                     Agenda Number:  701884670
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4025S107
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  AE0005802576
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Board of Directors              Mgmt          For                            For
       on the activities and financial position of
       the Company for the FYE 31 DEC 2008

2.     Receive the Auditors report and the Company's             Mgmt          For                            For
       financial statements

3.     Approve the Company's balance sheet for the               Mgmt          For                            For
       FYE 31 DEC 2008 as well as the profit and loss
       account

4.     Approve to discuss the proposal of the Board              Mgmt          For                            For
       of Directors regarding non distribution of
       dividends

5.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Directors and the Auditors from liability
       for the FYE 31 DEC 2008

6.     Elect the Members of the Board of Directors               Mgmt          For                            For

7.     Appoint the Auditors for the year 2009 and approve        Mgmt          For                            For
       to determine their remuneration

8.     Grant authority under Article 108 of Federal              Mgmt          For                            For
       Law no. 8 of 1984 and the amendments thereto
       for the Members of the Board of Directors to
       carry on activities relating to real estate

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       13 MAY 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 EMBOTELLADORA ANDINA S.A.                                                                   Agenda Number:  933042258
--------------------------------------------------------------------------------------------------------------------------
        Security:  29081P204
    Meeting Type:  Annual
    Meeting Date:  14-Apr-2009
          Ticker:  AKOA
            ISIN:  US29081P2048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF GENERAL BALANCE SHEET, FINANCIAL              Mgmt          For
       STATEMENTS AND ANNUAL REPORT, AS WELL AS THE
       EXTERNAL AUDITORS REPORT.

02     APPROVAL OF DISTRIBUTION OF PROFITS: FINAL DIVIDEND       Mgmt          For
       FOR FISCAL YEAR. A) CH$14.13 PER SERIES A SHARE,
       B) CH$15.543 PER SERIES B SHARE. PROPOSAL OF
       AN ADDITIONAL DIVIDEND ON RETAINED EARNINGS.
       A) CH$43 PER SERIES A SHARE, B) CH$47.30 PER
       SERIES B SHARE.

03     INFORMATION REGARDING COMPANY'S DIVIDEND POLICY           Mgmt          For
       AND PROCEDURES.

04     THE COMPLETE RENEWAL OF THE BOARD OF DIRECTORS.           Mgmt          For

05     DETERMINE COMPENSATION FOR BOARD MEMBERS, DIRECTORS'      Mgmt          For
       COMMITTEE MEMBERS ESTABLISHED BY THE CHILEAN
       CORPORATION LAW AND AUDIT COMMITTEE MEMBERS
       ESTABLISHED BY SARBANES-OXLEY LAW.

06     DESIGNATION OF EXTERNAL AUDITORS FOR FISCAL               Mgmt          For
       YEAR 2009.

07     DESIGNATION OF RISK RATING AGENCIES.                      Mgmt          For

08     REPORT OF BOARD RESOLUTIONS REGARDING TRANSACTIONS        Mgmt          For
       REFERRED TO IN ARTICLE 44 OF CHILEAN LAW N
       18,046.

09     IN GENERAL, RESOLVE ALL OTHER MATTERS SPECIFIC            Mgmt          For
       TO ITS COMPETENCE AND ANY OTHER MATTERS OF
       CORPORATE INTEREST.




--------------------------------------------------------------------------------------------------------------------------
 EMBOTELLADORA ANDINA S.A.                                                                   Agenda Number:  933042260
--------------------------------------------------------------------------------------------------------------------------
        Security:  29081P303
    Meeting Type:  Annual
    Meeting Date:  14-Apr-2009
          Ticker:  AKOB
            ISIN:  US29081P3038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

04     THE COMPLETE RENEWAL OF THE BOARD OF DIRECTORS.           Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA SA, SAO JOSE DOS CAMPOS                         Agenda Number:  701869301
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3700H201
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BREMBRACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       VOTES IN FAVOR 'AND' AGAINST IN THE SAME AGENDA           Non-Voting    No vote
       ITEM ARE NOT ALLOWED. ONLY VOTES IN FAVOR AND/OR
       ABSTAIN OR   AGAINST AND/ OR ABSTAIN ARE ALLOWED.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve the Company's consolidated financial              Mgmt          For                            For
       statements for the FYE 31 DEC 2008

2.     Approve the allocation of the net profits from            Mgmt          For                            For
       the FYE 31 DEC  2008, and the transfer of the
       prescribed dividends

3.     Elect the members of the Board of Directors               Mgmt          For                            For
       for the 2009/2011 period, and approve the designation
       of the respective Chairperson and Alternate
       Vice-Chairperson

4.     Elect the members of the Finance Committee for            Mgmt          For                            For
       the 2009/2010 period, and approve the designation
       of the respective Chairperson, alternate Vice
       Chairperson and specialized member

5.     Approve to fix the global annual amount for               Mgmt          For                            For
       the remuneration of the Administrators of the
       Company and of the members of the Committees
       of the Board of Directors

6.     Approve to set the remuneration of the members            Mgmt          For                            For
       of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 EMBRATEL PARTICIPACOES                                                                      Agenda Number:  701892742
--------------------------------------------------------------------------------------------------------------------------
        Security:  P37054114
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  BREBTPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

I.     Amend the wording of Article 5 of the Corporate           Mgmt          For                            For
       By-Laws of the Company, once the increase of
       the share capital is approved and ratified,
       within the limit of the authorized capital
       in the amount of BRL 99,512,443.48, in accordance
       with the meeting of the Board of Director's
       held on 13 NOV 2008, with the share capital
       going from BRL 5,217,147,577.54 to BRL 5,316,660,021.02

ii.    Approve the consolidation of the Corporate By-Laws        Mgmt          For                            For
       of the Company

III.   Approve to analyze and decide regarding signing           Mgmt          For                            For
       an addendum to the contract f or the provision
       of services between its controlled Company,
       Empresa Brasileira De Telecomunicacoes S.A.
       Embratel and its subsidiaries on the one side,
       and related parties; on the other side, in
       accordance with documentation made available
       to shareholder's at the headquarters of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 EMBRATEL PARTICIPACOES                                                                      Agenda Number:  701892766
--------------------------------------------------------------------------------------------------------------------------
        Security:  P37054114
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  BREBTPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTION
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Approve to take the accounts of the Directors,            Mgmt          For                            For
       to examine, discuss and vote the financial
       statements and the Board of Directors annual
       report relating to FYE 31 DEC 2008

II.    Approve to deliberate on the distribution of              Mgmt          For                            For
       the FY net profits and to consider the proposal
       for the capital budget for the year 2009

III.   Approve to set the Directors global remuneration          Mgmt          For                            For

IV.    Elect the Members of the Finance Committee and            Mgmt          For                            For
       to set remuneration




--------------------------------------------------------------------------------------------------------------------------
 EMBRATEL PARTICIPACOES                                                                      Agenda Number:  701892778
--------------------------------------------------------------------------------------------------------------------------
        Security:  P37054106
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  BREBTPACNPR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       VOTES IN FAVOR 'AND' AGAINST IN THE SAME AGENDA           Non-Voting    No vote
       ITEM ARE NOT ALLOWED. ONLY VOTES IN FAVOR AND/OR
       ABSTAIN OR AGAINST AND/ OR ABSTAIN ARE ALLOWED

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM 'IV' ONLY. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTION
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     To take the accounts of the Directors and to              Non-Voting    No vote
       examine, discuss and vote the financial statements
       and of the Board of Directors annual report
       relating to YE 31 DEC 2008

II.    To deliberate on the distribution of the FY               Non-Voting    No vote
       net profits and to consider the proposal for
       the capital budget for the year 2009

III.   To set the Directors global remuneration                  Non-Voting    No vote

IV.    Elect the Members of the Finance Committee and            Mgmt          For                            For
       to set the remuneration




--------------------------------------------------------------------------------------------------------------------------
 EMIRATES NBD PJSC, DUBAI                                                                    Agenda Number:  701815966
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4029Z107
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  AE000A0M6531
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit distribution as 20% cash               Mgmt          For                            For
       dividends and 10% bonus shares




--------------------------------------------------------------------------------------------------------------------------
 EMPRESA NACIONAL DE ELECTRICIDAD S.A.                                                       Agenda Number:  933022030
--------------------------------------------------------------------------------------------------------------------------
        Security:  29244T101
    Meeting Type:  Annual
    Meeting Date:  15-Apr-2009
          Ticker:  EOC
            ISIN:  US29244T1016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF ANNUAL REPORT, BALANCE SHEET, FINANCIAL       Mgmt          For                            For
       STATEMENTS, AND REPORT OF THE EXTERNAL AUDITORS
       AND ACCOUNTS INSPECTORS.*

02     PROFIT DISTRIBUTION FOR THE PERIOD AND DIVIDEND           Mgmt          For                            For
       PAYMENTS.

04     APPROVAL OF THE INVESTMENTS AND FINANCING POLICY          Mgmt          For                            For
       PROPOSED BY THE BOARD OF DIRECTORS.

05     SETTING THE COMPENSATION OF THE BOARD OF DIRECTORS.       Mgmt          For                            For

06     SETTING THE COMPENSATION OF THE DIRECTORS' COMMITTEE      Mgmt          For                            For
       AND AUDIT COMMITTEE AND BUDGET DETERMINATIONS
       FOR 2009.

08     APPOINTMENT OF INDEPENDENT EXTERNAL AUDITORS.             Mgmt          For                            For

09     APPOINTMENT OF TWO ACCOUNTS INSPECTORS INCLUDING          Mgmt          For                            For
       TWO DEPUTIES, AND SETTING OF THEIR COMPENSATION.

10     OTHER MATTERS OF CORPORATE INTEREST, AND INFORMATION      Mgmt          For                            For
       REGARDING TRANSACTIONS REFERRED TO IN ARTICLE
       44 OF LAW 18,046.*** *NOTE* VOTING CUT-OFF
       DATE: APRIL 13, 2009 AT 10:00 A.M. EDT.




--------------------------------------------------------------------------------------------------------------------------
 EMPRESA NACIONAL DE TELECOMUNICACIONES SA ENTEL                                             Agenda Number:  701908735
--------------------------------------------------------------------------------------------------------------------------
        Security:  P37115105
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  CLP371151059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 559456 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the annual report, general balance and            Mgmt          For                            For
       the financial statements for the period ended
       in 31 DEC 2008

2.     Approve the final dividend for the exercise               Mgmt          For                            For
       2008

3.     Approve the report of the Board of Directors              Mgmt          For                            For
       in respect of the dividends policy

4.     Approve the investment and financing policies             Mgmt          For                            For
       of the Company

5.     Elect the Members of the Board of Directors               Mgmt          For                            For

6.     Approve to fix the remunerations of the Board             Mgmt          For                            For
       of Directors

7.     Approve to fix the remunerations of the Directors         Mgmt          For                            For
       Committee and their budget for 2009

8.     Approve to designate the External Auditors and            Mgmt          For                            For
       the Accounts Inspectors

9.     Approve to designate the risk classifier agents           Mgmt          For                            For

10.    Approve the report of the operations with related         Mgmt          For                            For
       Companies

11.    Approve the name of the News paper in which               Mgmt          For                            For
       the next shareholders meetings will be published

12.    Any other business                                        Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 EMPRESAS CMPC SA                                                                            Agenda Number:  701837049
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3712V107
    Meeting Type:  EGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  CL0000001314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the exchange of the currency currently            Mgmt          For                            For
       used to report the social capital, and the
       financial statements of the Company, from Chilean
       Pesos to United States Dollars, with effective
       date 01 JAN 2009, in order to comply with the
       new requirements established by the international
       norms of financial information IFRS

2.     Approve to provide a merged and systematized              Mgmt          For                            For
       report of the By Laws of the Company

3.     Approve to grant the necessary Powers of Attorney         Mgmt          For                            For
       and the agreements deemed necessary, in order
       to materialize and make effective all the decisions
       taken during this meeting




--------------------------------------------------------------------------------------------------------------------------
 EMPRESAS CMPC SA                                                                            Agenda Number:  701840337
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3712V107
    Meeting Type:  OGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  CL0000001314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to pronounce about the annual report,             Mgmt          For                            For
       annual financial statements, and the External
       Auditors report, corresponding to the last
       FY ended 31 DEC 2008

2.     Approve the distribution of the revenues corresponding    Mgmt          For                            For
       to 2008 exercise, and the distribution of final
       dividend Number 245

3.     Approve to inform about agreements reached by             Mgmt          For                            For
       the Board of Directors, according to Article
       44 of the Law 18.046

4.     Approve to designate the External Auditors,               Mgmt          For                            For
       and the risk classifying agents

5.     Approve to submit the remuneration of the Board           Mgmt          For                            For
       of directors, and the remuneration and budget
       of Committee Directors

6.     Approve to provide information regarding the              Mgmt          For                            For
       dividends policy

7.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 EMPRESAS COPEC SA                                                                           Agenda Number:  701680832
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7847L108
    Meeting Type:  EGM
    Meeting Date:  27-Aug-2008
          Ticker:
            ISIN:  CLP7847L1080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.     Approve to modify the social statutes to change           Mgmt          For                            For
       the local currency which is currently being
       used to report the social capital, the accounting
       and financial information, and to report the
       financial statements of the Company, from Chilean
       Pesos to U.S. Dollars, as of 01 JAN 2008

B.     Approve to include in the social statutes the             Mgmt          For                            For
       necessary transitory Articles in order to comply
       with the agreements adopted during the meeting




--------------------------------------------------------------------------------------------------------------------------
 EMPRESAS COPEC SA                                                                           Agenda Number:  701904977
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7847L108
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  CLP7847L1080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the memory, general balance, and annual           Mgmt          For                            For
       financial statements corresponding to the exercise
       2008, and to inform about the status of the
       social bussineses

2.     Approve the report of the operations realized             Mgmt          For                            For
       by the company referred to the Article 44 of
       the law number 18.046 of Corporations

3.     Approve to fix the remuneration of the Board              Mgmt          For                            For
       of Directors for the exercise 2009

4.     Approve to fix the remuneration, and the budget           Mgmt          For                            For
       of expenses of the directors committee referred
       to the article 50 BIS of the law 18.046 of
       Corporations

5.     Approve to designate of the External Auditors             Mgmt          For                            For
       and the risk classifier agents

6.     Any other matter                                          Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 EMPRESAS ICA SOCIEDAD CONTRLADORA S A B DE C V                                              Agenda Number:  701886612
--------------------------------------------------------------------------------------------------------------------------
        Security:  P37149104
    Meeting Type:  OGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  MXP371491046
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Receive the reports from the Board of Directors,          Mgmt          For                            For
       that are referred to in Items [d] and [e] of
       Article 28, part IV, of the Securities Market
       Law, in relation to the FYE 31 DEC 2008

II.    Receive the report of the Chief Executive Officer         Mgmt          For                            For
       and the opinion of the outside Auditor

III.   Receive the reports and opinion that are referred         Mgmt          For                            For
       to in lines [a] and [c] of Article 28, part
       IV, of the Securities Market Law, with the
       inclusion of the tax report

IV.    Approve the reports that referred to in items             Mgmt          For                            For
       I and II above

V.     Approve to allocate the profits, addition to              Mgmt          For                            For
       reserves and, if relevant, declaration of dividends

VI.    Approve and ratify the payment of compensation            Mgmt          For                            For
       to Members of the Board of Directors and to
       the Special Committees

VII.   Ratify the Members of the Board of Directors              Mgmt          For                            For
       and Chairpersons of the Special Committees

VIII.  Approve to modify several provisions from the             Mgmt          For                            For
       Stock Option Plan for employees of Grupo Ica

IX.    Approve the designation of delegates who will             Mgmt          For                            For
       carry out the resolutions passed by the general
       meeting and, if relevant, formalize them as
       appropriate; resolutions in this regar

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ENERGY DEV CORP                                                                             Agenda Number:  702012383
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2292S104
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  PHY2292S1043
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 530377 DUE TO CHANGE IN MEETING DATE, RECORD
       DATE AND RECEIPT OF DIRECTOR NAMES. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

       Call to order                                             Non-Voting    No vote

       Proof of notice and certification of quorum               Non-Voting    No vote

1.     Approve the minutes of the previous stockholder's         Mgmt          For                            For
       meeting

2.     Approve the Management's report and audited               Mgmt          For                            For
       financial statements for the YE 31 DEC 2008

3.     Ratify the acts of the Management and the Board           Mgmt          For                            For
       of Directors from beginning of the last FY
       to date as reflected in the books and records
       of the Company

4.     Approve to increase the authorized capital stock          Mgmt          For                            For
       from PHP 15.075 billion to PHP 30.150 billion
       to be effected through a 25% common stock dividend
       and subscription by the existing preferred
       shareholders to 25% of the preferred shares
       to be issued from the increase in order to
       maintain the proportion of the shareholdings
       as of the stock dividend record date and waiver
       of any preemptive rights in relation to such
       issuance

5.     Approve the denial of preemptive right in relation        Mgmt          For                            For
       to the issuance and/or re-issuance of common
       shares pursuant to any of the Company's Executive/Employee
       Ownership Plans, provided that such denial
       of preemptive right shall not exceed 4% of
       the issued common capital stock

6.     Approve the change in place of principal office           Mgmt          For                            For
       to Metro Manila or a particular location therein
       and the corresponding amendment to the Articles
       of Incorporation and the by-laws

7.     Amend the by-laws to allow stockholders meetings          Mgmt          For                            For
       to be held outside the principal office in
       Metro Manila

8.     Amend the by-laws to require the submission               Mgmt          For                            For
       of proxies at least 10 days before a stockholders'
       meeting in conformity with the requirements
       of the securities regulation code

9.     Amend the by-laws to separate the offices of              Mgmt          For                            For
       the President and the Chief Executive Officer

10.    Amend the by-laws to include provisions on the            Mgmt          For                            For
       qualifications, disqualifications, nomination
       and elect the Directors, to strengthen corporate
       governance practices

11.    Appoint SGV & Co., as the Company's External              Mgmt          For                            For
       Auditor

12.    Others matters                                            Mgmt          For                            Against

       Adjournment                                               Non-Voting    No vote

13.1   Elect Oscar M. Lopez as a Director                        Mgmt          For                            For

13.2   Elect Paul A. Aquino as a Director                        Mgmt          For                            For

13.3   Elect Peter D. Garrucho, Jr as a Director                 Mgmt          For                            For

13.4   Elect Elipidio L. Ibanez as a Director                    Mgmt          For                            For

13.5   Elect Federico R. Lopez as a Director                     Mgmt          For                            For

13.6   Elect Ernesto B. Pantangco as a Director                  Mgmt          For                            For

13.7   Elect Francis Giles B. Puno as a Director                 Mgmt          For                            For

13.8   Elect Jonathan C. Russell as a Director                   Mgmt          For                            For

13.9   Elect Richard B. Tantoco as a Director                    Mgmt          For                            For

13.10  Elect Francis G. Estrada as an Independent Director       Mgmt          For                            For

13.11  Elect Vicente S. Perez, Jr as an Independent              Mgmt          For                            For
       Director




--------------------------------------------------------------------------------------------------------------------------
 ENERSIS S.A.                                                                                Agenda Number:  933022042
--------------------------------------------------------------------------------------------------------------------------
        Security:  29274F104
    Meeting Type:  Annual
    Meeting Date:  15-Apr-2009
          Ticker:  ENI
            ISIN:  US29274F1049
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF ANNUAL REPORT, BALANCE SHEET, FINANCIAL       Mgmt          For                            For
       STATEMENTS AND REPORT OF THE EXTERNAL AUDITORS
       AND ACCOUNT INSPECTORS FOR THE YEAR ENDED ON
       DECEMBER 31, 2008.*

02     PROFIT DISTRIBUTION FOR THE PERIOD AND DIVIDEND           Mgmt          For                            For
       PAYMENTS.

03     SETTING THE COMPENSATION OF THE BOARD OF DIRECTORS.       Mgmt          For                            For

04     SETTING THE COMPENSATION OF THE DIRECTORS' COMMITTEE      Mgmt          For                            For
       AND AUDIT COMMITTEE AND BUDGET DETERMINATIONS
       FOR 2009.

06     APPOINTMENT OF INDEPENDENT EXTERNAL AUDITORS.             Mgmt          For                            For

07     APPOINTMENT OF TWO ACCOUNT INSPECTORS, INCLUDING          Mgmt          For                            For
       TWO DEPUTIES, AND SETTING OF THEIR COMPENSATION.

08     APPOINTMENT OF RISK RATING AGENCIES.                      Mgmt          For                            For

09     APPROVAL OF THE INVESTMENTS AND FINANCING POLICY.         Mgmt          For                            For

13     OTHER MATTERS OF INTEREST AND COMPETENCE OF               Mgmt          Against                        Against
       THE GENERAL ORDINARY SHAREHOLDERS' MEETING.

14     OTHER NECESSARY RESOLUTIONS FOR THE PROPER IMPLEMENTATION Mgmt          Against                        Against
       OF THE ABOVE MENTIONED AGREEMENTS.




--------------------------------------------------------------------------------------------------------------------------
 ENKA INSAAT VE SANAYI A S                                                                   Agenda Number:  701871483
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4055T108
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  TREENKA00011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Elect the Presidency Board                                Mgmt          No Action

2.     Authorize the Board of Presidency to sign the             Mgmt          No Action
       minutes of the meeting

3.     Approve reports of the Board of Directors, the            Mgmt          No Action
       Auditors and financial statements of 2008

4.     Approve to discuss the Independent Audit report           Mgmt          No Action

5.     Approve to inform about the donations                     Mgmt          No Action

6.     Approve the financial statements of 2008 and              Mgmt          No Action
       release of the Board Members and the Auditors

7.     Elect the Board Members                                   Mgmt          No Action

8.     Elect the Audit Members                                   Mgmt          No Action

9.     Approve the determination of the wages of the             Mgmt          No Action
       Board Members and the Auditors

10.    Approve to decide about the dividend of 2008              Mgmt          No Action

11.    Approve to discuss the dividend distribution              Mgmt          No Action
       policy

12.    Approve the Independent Audit Firm                        Mgmt          No Action

13.    Approve to permit to the Board Members according          Mgmt          No Action
       to the items 334 and 335 of the Turkish Commercial
       Code

14.    Wishes and regards                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 EON CAPITAL BHD                                                                             Agenda Number:  701771291
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2298A115
    Meeting Type:  EGM
    Meeting Date:  05-Dec-2008
          Ticker:
            ISIN:  MYL5266OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the approvals of the relevant authorities
       as may be necessary being obtained for the
       Proposed Bond Issue and the Proposed Issue
       of Warrants: a) issue 93,800,000 Warrants at
       an issue price to be determined to Primus Pacific
       Partners 1 LP [as specified] upon the terms
       and conditions under the deed poll constituting
       the Warrants to be executed by the Company
       [Deed Poll], and to adjust, from time to time,
       the exercise price of the Warrants and/or to
       issue such appropriate number of additional
       warrants, if any, which shall be treated as
       equal in all respects and form part of the
       same series as the Warrants [Additional Warrants],
       as a consequence of any adjustment of the exercise
       price or/and the number of Warrants in accordance
       with the provisions of the Deed Poll and/or
       any amendment thereof or as may be imposed
       or permitted by the Securities Commission [SC],
       Bursa Malaysia Securities Berhad [Bursa Securities]
       and any other relevant authorities, parties
       or otherwise; and b) issue and allot such appropriate
       number of new ordinary shares of MYR 1.00 each
       in EONCap [Shares], credited as fully paid-up,
       upon exercise of the Warrants by the holders
       of the Warrants and/or Additional Warrants
       [as the case may be] to subscribe for new Shares
       and each Warrant and/or Additional Warrants
       [as the case may be] entitles its holders to
       subscribe at any time during the period commencing
       from and including the first date of issuance
       of the Warrants and ending on and including
       the expiry date, being the 5th anniversary
       date of the issuance of the Warrants, for one
       (1) new Share at the exercise price or such
       price as may be adjusted under the Deed Poll
       and all such new Shares to be issued pursuant
       to the exercise of the Warrants and/or Additional
       Warrants [as the case may be], shall, upon
       issue, rank pari passu in all respects with
       the then existing Shares except that they shall
       not be entitled to any dividend, rights, allotments
       and/or other distributions, the entitlement
       date of which precedes the date of allotment
       of the new Shares; and to finalize, implement,
       complete and give effect to the Proposed Issue
       of Warrants in conjunction with the Proposed
       Bond Issue and to do all acts and things for
       and on behalf of the Company as the Directors
       may consider necessary or expedient with full
       power to: a) enter into and execute the Deed
       Poll upon the terms as specified or to enter
       into such other agreements, deeds and/or arrangements
       as the Directors of the Company may deem necessary
       or expedient to give effect to the Proposed
       Issue of Warrants in conjunction with the Proposed
       Bond Issue; and b) assent to any conditions,
       modifications, variations and/or amendments
       as may be imposed or permitted by the SC, Bursa
       Securities and any other relevant authorities,
       parties or otherwise or as may be deemed necessary
       by the Directors of the Company in the best
       interest of the Company and to finalize, implement
       or to give full effect to any such modifications,
       variations and/or amendments thereto and to
       deal with all matters relating thereto and
       to take all steps and do all acts and things
       in any manner as the Directors may deem necessary
       and/or expedient and enter into all such agreements,
       arrangements and undertakings in order to finalize,
       implement, complete and give full effect to
       the Proposed Issue of Warrants in conjunction
       with the Proposed Bond Issue

2.     Authorize the Company, subject to the provisions          Mgmt          For                            For
       under the Companies Act, 1965 and the approvals
       of the relevant authorities being obtained
       for the Proposed ESS, to: a) establish and
       administer the Proposed ESS for the benefit
       of the eligible employees and Directors of
       EONCap and its subsidiary companies, excluding
       companies which are dormant [EONCap Group],
       in accordance with the By-Laws, a draft of
       which is as specified; b) allot and issue and/or
       procure the transfer of such number of new
       or existing Shares to the eligible Directors
       and employees of the EONCap Group from time
       to time as may be required in connection with
       the implementation of the Proposed ESS while
       this approval is in force provided that the
       aggregate number of Shares to be allotted and
       issued and/or transferred shall not exceed
       15% of the issued and paid-up share capital
       of the Company at any one time throughout the
       duration of the Proposed ESS subject always
       to the following: i) not more than 50% of the
       Shares available under the Proposed ESS shall
       be allocated, in aggregate, to Directors and
       senior management of the EONCap Group; and
       ii) not more than 10% of the Shares available
       under the Proposed ESS shall be allocated to
       any individual eligible Director or employee
       of the EONCap Group, who, either singly or
       collectively through persons connected with
       the Director or employee, holds 20% or more
       of the issued and paid-up share capital of
       the Company; c) make necessary applications,
       and to do all things necessary at the appropriate
       time or times, to Bursa Securities for the
       listing of and quotation for and for permission
       to deal with the new Shares which may from
       time to time be allotted and issued pursuant
       to the Proposed ESS; such new Shares will,
       upon allotment and issuance, rank pari passu
       in all respects with the then existing issued
       and paid-up shares of the Company and will
       be subject to all the provisions of the Articles
       of Association of the Company [including those
       relating to transfer and transmission]; d)
       create a trust and appoint a trustee to facilitate
       the implementation of the Proposed ESS in accordance
       with the provisions of a trust deed to be executed
       between the Company and the trustee, the salient
       terms as specified; e) make necessary applications,
       and to do all things necessary at the appropriate
       time or times, to Bursa Malaysia Depository
       Sdn Bhd for the transfer of Shares from the
       trustee to eligible Director and/or employee
       of the EONCap Group pursuant to the Proposed
       ESS; f) authorize the Companies within the
       EONCap Group, from time to time, to provide
       the requisite monies or assistance, financial
       or otherwise, including grants to the trustee
       to facilitate the subscription and/or purchase
       of the Shares in connection with the implementation
       of the Proposed ESS to the extent permitted
       under the Law; g) to modify and/or amend the
       Proposed ESS from time to time provided that
       such modifications and/or amendments are effected
       in accordance with the By-Laws relating to
       modifications and/or amendments and to do all
       such acts and to enter into all such transactions,
       arrangements and agreements as may be necessary
       or expedient in order to give full effect to
       the Proposed ESS; and authorize the Directors
       of the Company to give effect to the Proposed
       ESS with full power to modify and/or amend
       the By-Laws from time to time as may be required
       or deemed necessary in accordance with the
       provisions of the By-Laws relating to amendments
       and/or modifications and to assent to any condition,
       variation, modification and/or amendment as
       may be necessary or expedient and/or imposed
       by and/or agreed with the relevant authorities

3.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the Companies Act, 1965 [the Act], rules,
       regulations and orders made pursuant to the
       Act, provisions of the Company's Memorandum
       and Articles of Association [Articles] and
       the requirements of Bursa Securities and any
       other relevant authority, to purchase the Company's
       ordinary shares listed on Bursa Securities
       subject to the following: a) the aggregate
       number of Shares which may be purchased or
       held by the Company shall not exceed 10% of
       the issued and paid-up ordinary share capital
       of the Company, subject to the restriction
       that the issued and paid-up ordinary share
       capital of EONCap does not fall below the minimum
       share capital requirements of the Listing Requirements
       of Bursa Securities [Listing Requirements]
       applicable to a company listed on the Main
       Board of Bursa Securities and that the Company
       continues to maintain a shareholding spread
       that is in compliance with the requirements
       of the Listing Requirements after the share
       purchase; b) the maximum funds to be allocated
       by the Company for the purpose of purchasing
       the Shares under the Proposed Share Buy-Back
       shall not exceed the audited retained profits
       and share premium of the Company as at 31 DEC
       2007 of MYR 69.5 million and MYR 1,066.3 million
       respectively; c) the authority conferred by
       this resolution to facilitate the Proposed
       Share Buy-Back will commence immediately upon
       the passing of this ordinary resolution and
       [Authority expires at the conclusion of the
       next AGM of the Company following the EGM at
       which such resolution was passed at which time
       the authority would lapse unless renewed by
       ordinary resolution, either unconditionally
       or conditionally; or the expiration of the
       period within which the next AGM of the Company
       after that date is required by Law to be held];
       and d) authorize the Directors of the Company
       upon completion of the purchase(s) of the Shares
       by the Company, to retain the Shares so purchased
       as treasury shares, cancel the Shares and/or
       in any manner as prescribed by the Act, rules,
       regulations and orders made pursuant to the
       Act and the Listing Requirements and any other
       relevant authorities for the time being in
       force, to take all such steps as are necessary
       or expedient to implement, finalize, complete
       or to effect the Proposed Share Buy-Back with
       full powers to assent to any conditions, modifications,
       resolutions, variations and/or amendments [if
       any] as may be imposed by the relevant authorities
       and/or to do all such acts and things as the
       said Directors may deem fit and expedient in
       the best interest of the Company to give effect
       to and to complete the purchase of the Shares




--------------------------------------------------------------------------------------------------------------------------
 EON CAPITAL BHD                                                                             Agenda Number:  701989646
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2298A115
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  MYL5266OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the reports of the Directors            Mgmt          For                            For
       and the Auditors and the audited financial
       statements for the YE 31 DEC 2008

2.     Declare a first and final gross tax exempt dividend       Mgmt          For                            For
       of 5.77 sen per share for the FYE 31 DEC 2008

3.     Re-elect Mr. Y. Bhg. Dato Sri Dr. Tiong Ik King,          Mgmt          For                            For
       who retires in accordance with Article 97 of
       the Company's Articles of Association

4.     Re-elect Dr. Huan Guocang as a Director, who              Mgmt          For                            For
       retire in accordance with Article 102 of the
       Company's Articles of Association

5.     Re-elect Mr. Ng Wing Fai as a Director, who               Mgmt          For                            For
       retire in accordance with Article 102 of the
       Company's Articles of Association

6.     Re-elect Mr. Rodney Gordon Ward as a Director,            Mgmt          For                            For
       who retire in accordance with Article 102 of
       the Company's Articles of Association

7.     Re-elect Ms. Yeo Kar Peng as a Director, who              Mgmt          For                            For
       retire in accordance with Article 102 of the
       Company's Articles of Association

8.     Re-appoint Mr. Rin Kei Mei as a Director of               Mgmt          For                            For
       the Company, until the next AGM in accordance
       with Section 129 of the Companies Act, 1965

9.     Re-appoint Mr. Y. Bhg. Dato Dr. Mohd Shahari              Mgmt          For                            For
       bin Ahmad Jabar as a Director of the Company,
       until the next AGM in accordance with Section
       129 of the Companies Act, 1965

10.    Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors and authorize the Directors to
       fix their remuneration

11.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to issue shares
       in the Company from time to time at such price,
       upon such terms and conditions, for such purposes
       and to such person or persons whomsoever as
       the Directors may, in their absolute discretion,
       deem fit provided that the aggregate amount
       of shares issued pursuant to this resolution
       does not exceed 10% of the issued and paid-up
       share capital of the Company for the time being,
       subject always to the approvals of the relevant
       regulatory authorities; and the Directors to
       obtain approval from Bursa Malaysia Securities
       Berhad for the listing of and quotation for
       the additional shares so issued; and [Authority
       expires at the conclusion of the next Annual
       General Meeting of the Company]

12.    Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965, the Memorandum and Articles of Association
       of the Company and the requirements of Bank
       Negara Malaysia, Bursa Malaysia Securities
       Berhad [Bursa Securities] and any other relevant
       authorities, to purchase such number of ordinary
       shares of MYR 1.00 each in the Company as may
       be determined by the Directors from time to
       time through Bursa Securities upon such terms
       and conditions as the Directors may deem fit
       in the interest of the Company provided that
       the aggregate number of shares purchased pursuant
       to this resolution does not exceed 10% of the
       total issued and paid-up share capital of the
       Company; and an amount not exceeding the Company's
       total audited retained profits and share premium
       account at the time of purchase be allocated
       by the Company for the proposed Share Buy-Back;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company, at which time
       it will lapse, unless renewed by an ordinary
       resolution passed by the shareholders of the
       Company in a general meeting or revoked or
       varied by an ordinary resolution passed by
       the shareholders of the Company in a general
       meeting]; and authorize the Directors to act
       and to take all steps and do all things as
       they may deem necessary or expedient in order
       to implement, finalize and give full effect
       to the proposed Share Buy-Back and further
       that authority given to the Directors to decide
       in their absolute discretion to either retain
       the ordinary shares of MYR 1.00 each in the
       Company purchased by the Company pursuant to
       the Proposed Share Buy-Back as treasury shares
       to be either distributed as share dividends
       or resold on Bursa Securities or subsequently
       cancelled, or to cancel the shares so purchased,
       or a combination of both




--------------------------------------------------------------------------------------------------------------------------
 EON CAPITAL BHD                                                                             Agenda Number:  702003081
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2298A115
    Meeting Type:  EGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  MYL5266OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       to do the following: the relevant authorities
       as may be necessary being obtained for the
       Proposed New Warrants Issue, to do the following:
       to issue 58,714,500 New Warrants for an indicative
       total consideration of MYR 29.5 million representing
       approximately MYR 0.5024 per New Warrant to
       Primus Pacific Partners 1 LP ["Primus"] [as
       specified] upon the terms and conditions under
       the deed poll constituting the New Warrants
       to be executed by the Company ["Deed Poll"]
       and to adjust, from time to time, the exercise
       price of the New Warrants and/or to issue such
       appropriate number of additional warrants,
       if any, which shall be treated as equal in
       all respects and form part of the same series
       as the New Warrants ["Additional Warrants"]
       as a consequence of any adjustment of the exercise
       price and/or the number of New Warrants in
       accordance with the provisions of the Deed
       Poll and/or any amendment thereof or as may
       be imposed or permitted by the Securities Commission
       ["SC"], Bursa Malaysia Securities Berhad ["Bursa
       Securities"] and any other relevant authorities,
       parties or otherwise; and to issue and allot
       such appropriate number of new ordinary shares
       of MYR 1.00 each in EONCap ["Shares"], credited
       as fully paid-up, upon exercise of the New
       Warrants by the holders of the New Warrants
       and/or Additional Warrants [as specified] to
       subscribe for new Shares and that each New
       Warrant and/or Additional Warrants [as specified]
       entitles its holders to subscribe at any time
       during the period commencing from and including
       the first date of issuance of the New Warrants
       and ending on and including the expiry date,
       being 5.00 p.m. on 15 JAN 2014, for 01 new
       Share at the exercise price or such price as
       may be adjusted under the Deed Poll and that
       all such new Shares to be issued pursuant to
       the exercise of the New Warrants and/or Additional
       Warrants [as specified], shall, upon issue,
       rank pari passu in all respects with the then
       existing Shares except that they shall not
       be entitled to any dividend, rights, allotments
       and/or other distributions, the entitlement
       date of which precedes the date of allotment
       of the new Shares; and authorize the Board
       of Directors of the Company to finalize, implement,
       complete and give effect to the Proposed New
       Warrants Issue and to do all acts and things
       for and on behalf of the Company as the Directors
       may consider necessary or expedient with full
       power to:- enter into and execute the Deed
       Poll upon the terms as specified or to enter
       into such other agreements, deeds and/or arrangements
       as the Directors of the Company may deem necessary
       or expedient to give effect to the Proposed
       New Warrants Issue; and assent to any conditions,
       modifications, variations and/or amendments
       as may be imposed or permitted by the SC, Bursa
       Securities and any other relevant authorities,
       parties or otherwise or as may be deemed necessary
       by the Directors of the Company in the best
       interest of the Company and to finalize, implement
       or to give full effect to any such modifications,
       variations and/or amendments thereto and to
       deal with all matters relating thereto and
       to take all steps and do all acts and things
       in any manner as the Directors may deem necessary
       and/or expedient and enter into all such agreements,
       arrangements and undertakings in order to finalize,
       implement, complete and give full effect to
       the Proposed New Warrants Issue




--------------------------------------------------------------------------------------------------------------------------
 EPISTAR CORP                                                                                Agenda Number:  701960925
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2298F106
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002448008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 operation report                                 Non-Voting    No vote

A.2    Supervisors review of year 2008 financial report          Non-Voting    No vote

A.3    Report execution of buy back stock in 2008                Non-Voting    No vote

A.4    Report the enactment of rules for proceedings             Non-Voting    No vote
       of Board meeting

A.5    Report status of endorsement guarantee provided           Non-Voting    No vote
       as of the end of 2008

B.1    Approve the 2008 operation and financial reports          Mgmt          For                            For

B.2    Approve the 2008 earning distributions [cash              Mgmt          For                            For
       dividend TWD 0.12 per share]

B.3    Approve to issue global depositary receipt via            Mgmt          For                            For
       capital injection

B.4    Approve to issue new shares via private placement         Mgmt          For                            For

B.5    Approve to revise the Memorandum and Articles             Mgmt          For                            For
       of Association

B.6    Approve to revise the procedure of lending funds          Mgmt          For                            For
       to other parties

B.7    Approve to revise the procedure of endorsement            Mgmt          For                            For
       guarantee

B.8    Approve to release the Directors elected from             Mgmt          For                            For
       non competition restrictions

B.9    Extemporary motion                                        Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 EREGLI DEMIR VE CELIK FABRIKALARI TURK ANONIM SIRKETI, ZONGULDAK                            Agenda Number:  701847494
--------------------------------------------------------------------------------------------------------------------------
        Security:  M40710101
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  TRAEREGL91G3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Opening and elect the Presidential Board                  Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the meeting

3.     Approve the activities and accounts of 2008,              Mgmt          No Action
       reading and deliberation of the Board of Directors,
       Auditor's report and the brief Independent
       Auditing report

4.     Approve the balance sheet and income statements           Mgmt          No Action
       for year 2008 and decision on profit distribution
       proposal

5.     Approve to absolve the Board Members and the              Mgmt          No Action
       Auditors

6.     Approve to determine monthly gross salaries               Mgmt          No Action
       of the Board Members and the Auditors

7.     Elect the Board Members                                   Mgmt          No Action

8.     Elect the Auditors                                        Mgmt          No Action

9.     Approve the Independent Auditing Company                  Mgmt          No Action

10.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

11.    Approve the presentation of information to the            Mgmt          No Action
       general assembly about the donation and contributions
       during the year

12.    Approve the presentation of information to the            Mgmt          No Action
       general assembly about the public information
       regulation

13.    Wishes and Hopes                                          Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ERICSSON NIKOLA TESLA, ZAGREB                                                               Agenda Number:  701867751
--------------------------------------------------------------------------------------------------------------------------
        Security:  X2205U106
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  HRERNTRA0000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening the meeting                                       Mgmt          For                            For

2.     Receive the Managing Director's report on the             Mgmt          For                            For
       Company's business situation for 2008

3.     Approve the annual financial statements for               Mgmt          For                            For
       2008

4.     Receive the report and expert opinion of the              Mgmt          For                            For
       Company Auditor on Company's performance in
       2008

5.     Receive the Supervisory Board report on performed         Mgmt          For                            For
       review of Company's operation, on performed
       review of annual financial statements Company's
       business situation and on proposed allocation
       of net income for 2008

6.     Approve the dividend of HRK 20 per share and              Mgmt          For                            For
       extraordinary dividend of HRK 50 per share
       that is a total of HRK 70 per share from retained
       not allocated earnings 2007 and from a part
       of net income realized in the FY 2008; the
       dividend shall be paid out shareholders who
       7 days prior to the meeting that is to make
       this decision [that is 19 MAY 2008] have Company
       share is registered on their securities account
       in the Central Depositary Agency the payment
       shall be effected depending on the Company
       solvency but not later than 25 JUN 2009, pursuant
       to the Company Act, Article 223 the net income
       profit of the Company for the FY 2008 totaling
       HRK 204,368,277,82 shall be allocated: to dividend
       payout to cover the amount lacking after the
       net allocated retained earning realized in
       2007 have been used to the reserve for treasury
       shares: the amount of HRK 15,000,000 the rest
       shall go to retained earnings; considering
       the Company's business results achieved in
       the previous period as specified to the Managing
       Director of the Company to allocate to Company's
       employees up to 20,000 treasury shares

7.     Approve the conduct of business as performed              Mgmt          For                            For
       in 2008 by the Managing Director of the Company,
       Gordana Kovacevic

8.     Approve the review 2008 as performed by the               Mgmt          For                            For
       Chairman and the Members of the Supervisory
       Board

9.     Approve the addition to Company's statute                 Mgmt          For                            For

10.    Appoint PricewaterhouseCoopers D.O.O Zagreb,              Mgmt          For                            For
       Alexendera Von Humboidta 4 as the Auditor of
       the Company for the year 2009




--------------------------------------------------------------------------------------------------------------------------
 ESSAR OIL LTD                                                                               Agenda Number:  701701460
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2297G113
    Meeting Type:  AGM
    Meeting Date:  27-Sep-2008
          Ticker:
            ISIN:  INE011A01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the balance sheet              Mgmt          For                            For
       as at 31 MAR 2008, the statement of profit
       and loss for the FYE on that date and the reports
       of the Board of Directors and the Auditors
       thereon

2.     Re-appoint Shri Prashant S. Ruia as a Director,           Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Shri Anshuman S. Ruia as a Director,           Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri K. N. Venkatasubramanian as               Mgmt          For                            For
       a Director, who retires by rotation

5.     Appoint M/s. Deloitte Haskins & Sells, Chartered          Mgmt          For                            For
       Accountants, Mumbai, as the Auditors to hold
       office from the conclusion of this AGM until
       the conclusion of the next AGM and authorize
       the Board of Directors to fix their remuneration

6.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall include any Committee constituted/
       to be constituted by the Board or any person[s]
       authorized by the Board to exercise the powers
       conferred on the Board of this resolution],
       pursuant to the provision of Section 293(1)(a)
       and all other applicable provisions, if any,
       of the Companies Act, 1956 and in partial modification
       of the earlier resolutions passed on 04 OCT
       1994, 02 JUL 1998, 17 SEP 2003, 29 SEP 2007,
       and 28 FEB 2008, to create mortgages and/or
       charges, hypothecation, pledge and/or any other
       encumbrances on such terms and conditions and
       at such time[s] and in such form and manner
       as the Board may determine on all or any of
       the movable and/or immovable properties of
       the Company, wheresoever situated, both present
       and future or the whole or substantially the
       whole of any one or more of the Company's undertaking[s]
       in favor of all or any of the financial institutions,
       banks, lenders, financiers, trustees, investing
       agencies, bodies corporate, corporations, foreign
       institutional investors, any other person[s]/entities,
       or any combination of the above to secure rupee
       loans, foreign currency loans, debentures,
       bonds, securities, convertible loans fully/partly
       paid convertible/ non- convertible bonds, financial
       assistances/ any borrowings or any other securities/instruments,
       [by private placement basis or otherwise] of
       an equivalent aggregate amount not exceeding
       INR 20,000 crores in Indian rupees and/or in
       equivalent foreign currency together with interest
       thereon at the respective agreed rates, compound
       interest, additional interest, liquidated damages,
       commitment charges, premia on pre-payment or
       on redemption, Debenture/ Security trustees
       remuneration, costs, charges, expenses and
       all other monies payable by subsidiaries of
       the Company, both present and future, to the
       aforesaid parties or any of them under the
       agreements entered into/to be entered into
       by the subsidiaries in respect of the said
       loans, debentures, bonds financial assistances,
       borrowings and/or other instruments; approve
       that the mortgages and/or charges, hypothecation,
       pledge and/or any other encumbrances to be
       created by the Company as aforesaid may rank
       pari passu with the mortgages and/or charges,
       hypothecation, pledge and/or any other encumbrances
       already created and/or to be created in future
       by the Company or in such other manner and
       ranking as may be thought expedient by the
       Board of Directors and as may be agreed to
       between the concerned parties; and authorize
       the Board to finalize with any or all of the
       aforesaid parties, the documents, agreements,
       undertakings, bonds and writings for creating
       the mortgages/ charges/ hypothecation/ pledge
       and/or any other encumbrances and accepting
       or making any alterations, changes, variations
       to or in the terms and conditions, and to do
       all such acts, deeds, matters and things and
       to execute all such documents, agreements,
       undertakings, bonds and writings as it may
       consider necessary, proper, desirable, appropriate
       or expedient for the purpose of giving effect
       to this resolution and to resolve any question,
       query, doubt or difficulty relating thereto
       or otherwise considered by the Board to be
       in the best interest of the Company




--------------------------------------------------------------------------------------------------------------------------
 ESSAR OIL LTD                                                                               Agenda Number:  702016191
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2297G113
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2009
          Ticker:
            ISIN:  INE011A01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the balance sheet              Mgmt          For                            For
       as at 31 MAR 2009, the statement of profit
       & loss for the FYE on that date and the reports
       of the Board of Directors and the Auditors
       thereon

2.     Re-appoint Shri. S. N. Ruia as a Director, who            Mgmt          For                            For
       retires from office by rotation

3.     Re-appoint Shri. D. J. Thakkar as a Director,             Mgmt          For                            For
       who retires from office by rotation

4.     Appoint M/s. Deloitte Haskins & Sells, Chartered          Mgmt          For                            For
       Accountants, Mumbai, as the Auditors to hold
       office from the conclusion of this AGM until
       the conclusion of the next AGM and authorize
       the Board of Directors to fix their remuneration

5.     Appoint Shri. P. Sampath as a Director of the             Mgmt          For                            For
       Company, pursuant to Section 260 of the Companies
       Act, 1956 and in respect of whom the Company
       has received a notice under Section 257 of
       the Companies Act, 1956, in writing, proposing
       his candidature for the office of Director

S.6    Appoint Shri. P. Sampath as a Director of Finance         Mgmt          For                            For
       of the Company for a period of 5 years with
       effect from 01 APR 2009 or up to the date of
       superannuation as per Company's policy and
       for payment of remuneration during his tenure
       in office as Director of Finance upon the terms
       as specified, which is specifically approved
       with authority to the Board of Directors [which
       term shall include the Remuneration Committee
       constituted by the Board of Directors] to alter
       and vary the terms and conditions including
       period in office as may be agreed to between
       the Board of Directors and Shri P. Sampath,
       in the best interest of the Company; authorize
       the Board of Directors to take such steps as
       may be necessary or expedient to give effect
       to this resolution, pursuant to the provisions
       of Sections 198, 269, 309 and other applicable
       provisions, if any, of the Companies Act, 1956
       read with Schedule XIII thereto, and subject
       to such approval[s] from the Central Government
       or any other authority, as may be required,
       and subject to any conditions and/or modifications
       as may be imposed and/or suggested by such
       authorities, while granting such approvals

S.7    Authorize the Board, in supersession to the               Mgmt          For                            For
       resolution passed at the EGM of Members held
       on 28 FEB 2008 and in accordance with the provisions
       of Sections 81, 81[1A] and other applicable
       provisions, if any, of the Companies Act, 1956,
       [including any statutory modifications or reenactments
       thereof, for the time being in force], enabling
       provisions of the Memorandum and Articles of
       Association of the Company, the listing agreements
       entered into by the Company with the Stock
       Exchanges where shares of the Company are listed
       and in accordance with the regulations/guidelines
       issued by the Government of India [GOI], the
       Reserve Bank of India [RBI], the Securities
       and Exchange Board of India [SEBI] and/or any
       other competent authorities and clarifications
       thereof, issued from time to time, the applicable
       provisions of Foreign Exchange Management Act,
       1999 [FEMA], Foreign Exchange Management [Transfer
       or Issue of Security by a Person Resident Outside
       India] Regulations, 2000, issue of foreign
       currency convertible bonds and ordinary shares
       [through Depositary Receipt Mechanism] Scheme,
       1993 [FCCB Scheme], and subject to such approvals,
       permissions, consents and sanctions as may
       be necessary from the GOI, RBI, SEBI and/or
       any other relevant competent authorities in
       this regard and further subject to such terms
       and conditions or modifications as may be prescribed
       or imposed by any of them while granting such
       approvals, permissions, consents and sanctions,
       which may be agreed to by the Board of Directors
       of the Company [hereinafter referred to as
       the Board which term shall include any Committee
       constituted/to be constituted by the Board
       and/or any person[s] for exercising the powers
       conferred on the Board by this resolution],
       to create, offer, issue and allot [including
       with provisions for reservation on firm and/or
       competitive basis, for such part of issue and
       for such categories of persons including employees
       of the Company as may be permitted], equity
       shares of INR 10 each [hereinafter referred
       to as equity shares] and/or equity shares through
       Global Depository Shares [GDSs]/Receipts [GDRs]
       and/or American Depository Receipts [ADRs]
       and/or Foreign Currency Convertible Bonds [FCCBs]
       and/or convertible bonds, convertible debentures,
       fully or partly and/or any other securities,
       convertible into or exchangeable with equity
       shares, and/or other securities convertible
       into equity shares at the option of the Company
       and/or the holder[s] of such securities and/or
       securities linked to equity shares and/or securities
       with or without detachable/non-detachable warrants
       and/or warrants with a right exercisable by
       the warrant holders to subscribe to equity
       shares and/or any instruments which would be
       converted into/exchanged with equity shares/GDRs
       at a later date, whether Rupee denominated
       or denominated in any foreign currency, naked
       or otherwise, either in registered or bearer
       forms [hereinafter referred to as securities
       which terms shall include equity shares] or
       any combination of the equity shares and securities,
       with or without premium as the Board may, at
       its sole discretion decide by way of one or
       more public and/or private offerings in domestic
       and/or one or more international market[s],
       with or without green shoe option, and/or private
       placement or issue through qualified institutions
       placement in accordance with the guidelines
       for qualified institutions placement prescribed
       under Chapter XIII-A of the SEBI [Disclosure
       and Investor Protection] guidelines, 2000 or
       by anyone or more or a combination of the above
       modes/methods or otherwise and at such time
       or kinds, with or without an over allotment
       offer, and in one or more tranches, aggregating
       to an amount not exceeding USD 2,000,000,000
       or in equivalent Indian Rupees to Domestic/Foreign
       Investors/Qualified Institutional Buyers/Institutional
       Investors/Foreign Institutional Investors/Members/Employees/Non-Resident
       Indians/Companies/Bodies Corporate/Trusts/Mutual
       Funds/Banks/Financial Institutions/Insurance
       Companies/Pension Funds/Individuals or otherwise,
       whether shareholders of the Company or not
       and on such terms and conditions, as the Board
       may, at its sole discretion, at any time or
       times hereinafter decide, in case of any equity
       linked issue/offering of securities, to issue
       and allot such number of equity shares as may
       be required to be issued and allotted upon
       conversion, exchange, redemption or cancellation
       of any such securities, for the purpose of
       giving effect to the above, in consultation
       with the Lead Managers, Underwriters, Advisors,
       Merchant Bankers, and/or other persons as appointed
       by the Company to finalize the timing of the
       issue[s]/offering[s], including the investors
       to whom equity shares/securities are to be
       allotted and accept any modifications to the
       terms of the issue as may be required and any
       other matter in connection with or incidental
       to the issue, authorize the Company and/or
       any entity, agency or body, and/or appoint
       by the Company, may issue depository receipts
       representing the underlying securities issued
       by the Company in negotiable registered or
       bearer form with such features and attributes
       as are prevalent in international capital markets
       for instruments of this nature and to provide
       for the tradeability and free transferability
       thereof as per international practices and
       regulations [including listing on one or more
       Stock Exchange[s] inside or outside India]
       and under the forms and practices prevalent
       in the International Market; i] the equity
       shares issued and allotted directly or upon
       conversion, exchange, redemption or cancellation
       of other securities, when fully paid up, shall
       rank pari-passu with the existing equity shares
       of the Company; ii] the relevant date for determining
       the pricing of the securities [whether on Qualified
       Institutions Placement to QIBs as per provisions
       of Chapter XIII'A of the SEBI [Disclosure and
       Investor Protection] Guidelines, 2000 or issue
       of equity shares underlying the Global Deposit
       Receipts or securities issued on conversion
       of FCCBs] is the date of the meeting in which
       the Board decides to open the proposed issue
       or such date as may be notified by the SEBI
       or the RBI from time to time; iii] authorize
       the Board for the purpose of giving effect
       to this resolution, to do all such acts, deeds,
       matters and things as the Board may, in its
       absolute discretion, consider necessary, proper,
       expedient, desirable or appropriate for making
       the said issue as aforesaid and to settle any
       question, query, doubt or difficulty that may
       arise in this regard including the power to
       allot under subscribed portion, if any, in
       such manner and to such persons[s] as the Board,
       may deem fit and proper in its absolute discretion
       to be most beneficial to the Company, such
       of these securities to be issued, which are
       not subscribed, may be disposed off by the
       Board in such manner and on such terms including
       offering/placing them with Banks/Financial
       Institutions/Mutual Funds or otherwise as the
       Board may deem fit and proper in its absolute
       discretion; authorize the Board to delegate
       all or any of the powers herein conferred by
       this resolution on it, to any Committee of
       Directors or any person or persons, as it may
       in its absolute discretion deem fit in order
       to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 EUROCASH S.A.                                                                               Agenda Number:  701668014
--------------------------------------------------------------------------------------------------------------------------
        Security:  X2382S106
    Meeting Type:  EGM
    Meeting Date:  14-Aug-2008
          Ticker:
            ISIN:  PLEURCH00011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the general meeting                            Mgmt          No Action

2.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

3.     Elect the Chairman                                        Mgmt          No Action

4.     Approve the preparing of the attendance list              Mgmt          No Action

5.     Approve the agenda                                        Mgmt          No Action

6.     Approve to review the consolidated annual reports         Mgmt          No Action
       of the Capital Group for the years 2006 and
       2007

7.     Approve the consolidated annual report of the             Mgmt          No Action
       Capital Group for the year 2006

8.     Approve the consolidated annual report of the             Mgmt          No Action
       Capital Group for the year 2007

9.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 EUROCASH S.A.                                                                               Agenda Number:  701938435
--------------------------------------------------------------------------------------------------------------------------
        Security:  X2382S106
    Meeting Type:  OGM
    Meeting Date:  25-May-2009
          Ticker:
            ISIN:  PLEURCH00011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Opening of the meeting                                    Mgmt          No Action

2.     Approve the correctness of calling meeting and            Mgmt          No Action
       its ability

3.     Elect the Chairman                                        Mgmt          No Action

4.     Approve the attendance list                               Mgmt          No Action

5.     Approve to accept the agenda                              Mgmt          No Action

6.     Approve the Company annual report                         Mgmt          No Action

7.     Approve the consolidated financial statement              Mgmt          No Action
       of Capital Group with Capital Group activity
       report

8.     Approve the Supervisory Board report regarding            Mgmt          No Action
       Company situation

9.     Approve the Company annual report and Company             Mgmt          No Action
       activity report

10.    Approve the consolidated financial statement              Mgmt          No Action
       and Capital Group activity report

11.    Approve the profit distribution                           Mgmt          No Action

12.    Grant, Management Board duties execution                  Mgmt          No Action

13.    Grant, Supervisory Board duties execution                 Mgmt          No Action

14.    Elect the new Members of the Supervisory Board            Mgmt          No Action

15.    Approve the changes in Company Statute                    Mgmt          No Action

16.    Approve the acceptance uniform text of Company            Mgmt          No Action
       Statute

17.    Approve the changes in general meeting regulations        Mgmt          No Action

18.    Approve the changes in Supervisory Board regulations      Mgmt          No Action

19.    Approve the list of authorized with fifth motivation      Mgmt          No Action
       programme

20.    Approve to accept the buy back own shares programme       Mgmt          No Action

21.    Approve the cration reserve capital for realization       Mgmt          No Action
       buy back programme

22.    Approve to applie for registration in NDS Securities      Mgmt          No Action
       in range of initial capital

23.    Closing of the Meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 EVA AIRWAYS CORPORATION                                                                     Agenda Number:  701993304
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2361Y107
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002618006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 547352 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THE COMPANY WILL NOT PROVIDE             Non-Voting    No vote
       THE REQUIRED CANDIDATE LIST OF THE DIRECTORS
       AND SUPERVISORS TO THE SHAREHOLDERS. AS A RESULT,
       HSBC WILL ABSTAIN FROM VOTING ON THE RESOLUTION
       B.6. THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of corporate bonds                   Non-Voting    No vote

A.4    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of the year 2008

B.3    Approve the proposal of capital reduction for             Mgmt          For                            For
       offsetting deficit

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Approve to revise the procedures of trading               Mgmt          For                            For
       derivatives

B.6    Elect the Directors and the Supervisors                   Mgmt          For                            For

B.7    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.8    Approve to revise the Rules of shareholder meeting        Mgmt          For                            For

B.9    Extraordinary motions                                     Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO REMOVAL        Non-Voting    No vote
       OF COMMENT. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 EVERGREEN INTERNATIONAL STORAGE & TRANSPORT CORP                                            Agenda Number:  701957043
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2376C108
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002607009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.6    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.7    Approve to revise the rules of shareholder meeting        Mgmt          For                            For

B.8    Other issues                                              Mgmt          Against                        Against

B.9    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 EVERGREEN MARINE CORP TAIWAN LTD                                                            Agenda Number:  702003358
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y23632105
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002603008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 548403 DUE TO RECEIPT OF DIRECTORS AND SUPERVISORS
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of the corporate bonds                         Non-Voting    No vote

A.4    Other presentations                                       Non-Voting    No vote

B.1    Receive the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.4    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans, endorsement and guarantee

B51.1  Elect Chang, Yung-Fa Shareholder No.:1 as a               Mgmt          For                            For
       Director

B51.2  Elect Evergreen Airline Services Corp/ Shareholder        Mgmt          For                            For
       No.:255146 Wang, Long-Shung as a Director

B51.3  Elect Evergreen Airline Services Corp/ Shareholder        Mgmt          For                            For
       No.:255146 Lin, Sun-San as a Director

B51.4  Elect Evergreen Airline Services Corp/ Shareholder        Mgmt          For                            For
       No.:255146 Lin, Long-Hwa as a Director

B51.5  Elect Evergreen International S.A./Shareholder            Mgmt          For                            For
       No.:840 Yeh, Shun-Li as a Director

B51.6  Elect Evergreen International S.A./Shareholder            Mgmt          For                            For
       No.:840 Chang, Kuo-Hua as a Director

B51.7  Elect Evergreen International S.A./Shareholder            Mgmt          For                            For
       No.:840 Yen, Ho-Yao as a Director

B52.1  Elect Ultra International Investments Ltd Shareholder     Mgmt          For                            For
       No.:280000 Ko, Lee-Ching as a Supervisor

B52.2  Elect Ultra International Investments Ltd Shareholder     Mgmt          For                            For
       No.:280000 Ku Lai, Mei-Hsueh as a Supervisor

B.6    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.7    Approve the revision to the rules of shareholder          Mgmt          For                            For
       meeting

B.8    Other issues                                              Mgmt          Against                        Against

B.9    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 EVERLIGHT ELECTRONICS CO LTD                                                                Agenda Number:  701961092
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2368N104
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002393006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operation                               Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of local convertible bonds                     Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 3.2 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.511  Elect Mr. Yin-Fu Yeh as a Director; Shareholder           Mgmt          For                            For
       No: 1

B.512  Elect Mr. Wu-Yen Yeh as a Director, Shareholder           Mgmt          For                            For
       No: 18

B.513  Elect Mr. Po Wen Chou as a Director, Shareholder          Mgmt          For                            For
       No: 3

B.514  Elect China Alliance Venture Fund Limited as              Mgmt          For                            For
       a Director, Shareholder No: 153; representative:
       Mr. Wen I Lo

B.515  Elect Mr. Pang-Yeh Liu as a Director, Shareholder         Mgmt          For                            For
       No: 45

B.521  Elect Mr. Jung Chun Lin as a Supervisor, Shareholder      Mgmt          For                            For
       No: 588

B.522  Elect King Core Electronics Corporation, Shareholder      Mgmt          For                            For
       No: 5588; representative: Mr. Cheng Li Yang

B.6    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.7    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 EVRAZ GROUP S A                                                                             Agenda Number:  701945757
--------------------------------------------------------------------------------------------------------------------------
        Security:  30050A202
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  US30050A2024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Approve the report of the Statutory Auditor               Mgmt          For                            For
       on the stand-alone accounts as per 31 DEC 2008

1.2    Approve the stand-alone accounts audited by               Mgmt          For                            For
       the External Auditor of the Company as per
       31 DEC 2008

1.3    Approve to allocate the results for the period            Mgmt          For                            For
       ending on 31 DEC 2008 as specified: in order
       to comply with applicable laws, the Company
       will procure allocation of 5% of net profit
       to the legal reserve until such reserve reach
       10% of the share capital, no additional allocations
       or distribution of profit in form of the annual
       dividends for 2008 shall be made

2.1    Approve the reports of the Board of Directors             Mgmt          For                            For
       and the External Auditor on the consolidated
       accounts as per 31 DEC 2008

2.2    Approve the consolidated accounts audited by              Mgmt          For                            For
       the External Auditor for the year ending on
       31 DEC 2008

3.     Grant discharge: i) the Directors of the Company,         Mgmt          For                            For
       (ii) the Statutory Auditor and (iii) the External
       Auditor for the execution of their mandate
       until 31 DEC 2008

41A.1  Appoint Mr. Alexander Abramov as a Company Director,      Mgmt          For                            For
       for a period ending immediately after the approval
       of the annual accounts of the Company covering
       the period 01 JAN 2009-31 DEC 2009

41A.2  Appoint Mr. Otari Arshba as a Company Director,           Mgmt          For                            For
       for a period ending immediately after the approval
       of the annual accounts of the Company covering
       the period 01 JAN 2009-31 DEC 2009

41A.3  Appoint Mr. Gennady Bogolyubov as a Company               Mgmt          For                            For
       Director, for a period ending immediately after
       the approval of the annual accounts of the
       Company covering the period 01 JAN 2009-31
       DEC 2009

41A.4  Appoint Mr. James W. Campbell as a Company director,      Mgmt          For                            For
       for a period ending immediately after the approval
       of the annual accounts of the Company covering
       the period 01 JAN 2009-31 DEC 2009

41A.5  Appoint Mr. Philippe Delaunois as a Company               Mgmt          For                            For
       Director, for a period ending immediately after
       the approval of the annual accounts of the
       Company covering the period 01 JAN 2009-31
       DEC 2009

41A.6  Appoint Mr. Alexander Frolov as a Company Director,       Mgmt          For                            For
       for a period ending immediately after the approval
       of the annual accounts of the Company covering
       the period 01 JAN 2009-31 DEC 2009

41A.7  Appoint Ms. Olga Pokrovskaya as a Company Director,       Mgmt          For                            For
       for a period ending immediately after the approval
       of the annual accounts of the Company covering
       the period 01 JAN 2009-31 DEC 2009

41A.8  Appoint Mr. Terry J. Robinson as a Company Director,      Mgmt          For                            For
       for a period ending immediately after the approval
       of the annual accounts of the Company covering
       the period 01 JAN 2009-31 DEC 2009

41A.9  Appoint Mr. Eugene Shvidler as a Company Director,        Mgmt          For                            For
       for a period ending immediately after the approval
       of the annual accounts of the Company covering
       the period 01 JAN 2009-31 DEC 2009

41A10  Appoint Mr. Eugene Tenenbaum as a Company Director,       Mgmt          For                            For
       for a period ending immediately after the approval
       of the annual accounts of the Company covering
       the period 01 JAN 2009-31 DEC 2009

4.1.B  Appoint Ms. Alexandra Trunova as a Statutory              Mgmt          For                            For
       Auditor of the Company until approval of the
       annual accounts of the Company covering the
       period of 01 JAN 2009-31 DEC 2009

4.1.C  Appoint Ernst & Young as an External Auditor              Mgmt          For                            For
       of the Company until approval of the annual
       accounts of the Company covering the period
       of 01 JAN 2009-31 DEC 2009

4.2    Approve to determine the level of remuneration            Mgmt          For                            For
       of all the Directors of the Company [with exception
       for Mr. Otari Arshba] to be fixed for all Management
       services rendered in respect of each FY and
       being a flat annual fee of USD 150,000 payable
       by monthly installments of USD 12,500 payable
       on the 25th day of each calendar month, in
       addition to the aforementioned, any Director
       may get an additional compensation for (a)
       serving as a Chairman on one or more of the
       Board Committees created and/or to be created
       by the Board of Directors pursuant to the Articles
       of Associations of the Company, in such case,
       such Director will be granted a fee payable
       by the Company together with the annual fees
       in the amount of USD 50,000, payable in monthly
       installments of USD 4,166.66; and (b) participating
       as the Member of the Board Committees for the
       fee of USD 24,000 payable in monthly installments
       of USD 2,000 for the avoidance of doubt, the
       fees payable for the Chairmanship of the Committee
       shall exclude the right to claim the payment
       of the fee for Membership and even when elected
       as Chairman of more than one Committee, such
       Director shall be eligible for getting the
       fees for one Chairmanship only, the fees above
       represent the maximum fee of the Directors
       and can be decreased pursuant to a respective
       decision of the Board of Directors of the Company,
       in addition, the Board of Directors may modify
       the mechanics of payment of the remuneration
       of the Directors

4.3    Approve to determine the remuneration of Mr.              Mgmt          For                            For
       Alexander V. Frolov [as the Managing Director/Chief
       Executive Officer of the Company, subject to
       his election by the Board of Directors at the
       meeting immediately following the AGM] consisting
       of the following: (i) the Directors fee as
       stated in paragraph 4.2 above plus any applicable
       fees for participation in the work of the Board
       Committees; and (ii) a bonus [which the Company
       is in no obligation to pay and if the Company
       shall pay a bonus in any one year, this shall
       not give rise to a contractual entitlement
       to a bonus in future years] subject to the
       discretion of the Remuneration Committee of
       the Company and approval by the Board of Directors
       of the Company, the bonus contemplated is subject
       to the achievement of a performance condition
       based on the target value figures set out by
       the Board of Directors for the Chairman of
       the Board as to the key performance indicators

4.4    Authorize the Managing Director/Chief Executive           Mgmt          For                            For
       Officer of the Company to sign the Management
       Service Agreements [including any amendments
       and modifications thereto] with Messrs. James
       Campbell, Philippe Delaunois and Terry J. Robinson
       [as the Independent Directors of the Company]




--------------------------------------------------------------------------------------------------------------------------
 EVRAZ GROUP SA, LUXEMBOURG                                                                  Agenda Number:  701795227
--------------------------------------------------------------------------------------------------------------------------
        Security:  30050A202
    Meeting Type:  EGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  US30050A2024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE BE ADVISED THAT ITEM 1 OF THE AGENDA               Non-Voting    No vote
       WILL DETERMINE THE FORM OF DIVIDEND PAID TO
       EACH DEPOSITARY RECEIPT HOLDER. A HOLDER THAT
       VOTES "FOR", OR IN FAVOR, WILL BE CONSIDERED
       A "SUBSCRIBING SHAREHOLDER" AND RECEIVE THE
       DIVIDEND IN DEPOSITARY RECEIPTS. A HOLDER THAT
       DOES NOT VOTE, VOTES "AGAINST", OR "ABSTAIN"
       WILL BE CONSIDERED AN "ABSTAINING SHAREHOLDER"
       AND RECEIVE THE DIVIDEND IN CASH. THANK YOU.

1.     Acknowledge the modification of the method of             Mgmt          For                            For
       payment of the Announced Dividends as follows:
       (i) the dividend of USD 6.00 [six US Dollars]
       for 1 [one] share/USD 2.00 [two US Dollars]
       for 1 [one]_GDR which have been paid on 18
       December 2008 to the shareholders of record
       of the Company as of 18 September 2008 in proportion
       to their participation in the share capital
       of the Company as previously decided by the
       Board of Directors of the Company; and (ii)
       Euro equivalent of the remaining dividend of
       USD 2.25 [two US Dollars and twenty five cents]
       for 1 [one] share/USD 0.75 [seventy five cents]
       for 1 [one]_GDR [individually for one shareholder
       referred to as a "Dividend Claim" and collectively
       for all shareholders of the Company the "Dividend
       Claims"] shall be either: (a) paid in cash
       to the shareholders [who select this option
       or abstained from voting, hereinafter "Abstaining
       Shareholders'] in proportion to their participation
       in the share capital of the Company as previously
       decided by the Board of Directors of the Company;
       or (b) contributed in kind by the shareholders
       [who select this option, hereinafter "Subscribing
       Shareholders"] to the share capital of the
       Company in proportion to their participation
       in the share capital of the Company in exchange
       of new shares to be issued by the Company [the
       "Capital Increase']

2.     Approve to increase the issued share capital              Mgmt          For                            For
       of the Company by a maximum amount of Euro
       equivalent of USD 275,635,806.75 so as to bring
       the Company's share capital from its current
       amount of EUR 245,009,606.00 to a maximum amount
       of EUR 269,510,566.00 by the creation and issue
       of up to 12,250,480 new shares [the Shares],
       having the same rights and obligations as the
       existing shares, the shares will be issued
       at a total issue price of USD 22.50 each, with
       a nominal value of EUR 2.00 each with a balance
       allocated to the share premium account and
       will be fully paid up through a contribution
       in kind consisting of the contribution of the
       claims for dividends the subscribers have against
       the Company further to the change of method
       of payment of the dividends announced by the
       Board of Directors on 28 AUG 2008

3.     Amend Article 5 al.1 of the Articles in order             Mgmt          For                            For
       to reflect the decisions taken under the preceding
       resolution

       Miscellaneous                                             Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 EXXARO RESOURCES LTD                                                                        Agenda Number:  701875582
--------------------------------------------------------------------------------------------------------------------------
        Security:  S26949107
    Meeting Type:  AGM
    Meeting Date:  08-May-2009
          Ticker:
            ISIN:  ZAE000084992
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       of the Group for the period ended 31 DEC 2008,
       including the Directors' report and the report
       of the Auditors thereon

2.     Ratify the re-appointment of Deloitte & Touche            Mgmt          For                            For
       as the Auditors of the Company and Mr. B.W.
       Smith as the Designated Partner for the ensuing
       year

3.     Authorize the Directors to determine the Auditors'        Mgmt          For                            For
       remuneration for the period ended 31 DEC 2008

4.1    Re-elect Mr. S.E.A. Mngomezulu as a Director,             Mgmt          For                            For
       who retires in terms of Article 15.2 of the
       Articles of Association

4.2    Re-elect Mr. J. Van Rooyen as a Director, who             Mgmt          For                            For
       retires in terms of Article 15.2 of the Articles
       of Association

5.1    Re-elect Mr. V.Z. Mntambo as a Director, who              Mgmt          For                            For
       retires by rotation in terms of Clause 16.1
       of the Articles of Association of the Company

5.2    Re-elect Mr. N.L. Sowazi as a Director, who               Mgmt          For                            For
       retires by rotation in terms of Clause 16.1
       of the Articles of Association of the Company

5.3    Re-elect Mr. D. Zihiangu as a Director, who               Mgmt          For                            For
       retires by rotation in terms of Clause 16.1
       of the Articles of Association of the Company

6.     Approve the remuneration of the Non-Executive             Mgmt          For                            For
       for the period 01 JAN 2009 to 31 DEC 2009 as
       specified

7.     Authorize the Directors, subject to the provisions        Mgmt          For                            For
       of Article 3.2 of the Articles of Association
       of the Company, the provisions of the Companies
       Act, 61 of 1973, as amended, [the Act], and
       the Listings Requirements of JSE Limited [JSE],
       to allot and issue at their discretion until
       the next AGM of the Company authorized but
       unissued shares for such purposes as they may
       determine, after setting aside so many shams
       as may, subject again to Article 3.2 of the
       Articles of Association of the Company, be
       required to be allotted and issued by the Company
       pursuant to the Company approved Employee Share
       Incentive Schemes [the schemes]

8.     Authorize the Directors, subject to Article               Mgmt          For                            For
       3.2 of the Articles of Association of the Company,
       the Act, and the Listings Requirements of the
       JSE, to allot and issue ordinary shares and/or
       any options/convertible securities that are
       convertible into ordinary shares for cash on
       the following basis, after setting aside so
       many shares as may, subject again to Article
       3.2 of the Articles of Association of the Company,
       be required to be allotted and issued by the
       Company pursuant to the schemes, to any public
       shareholder as defined by the Listings Requirements
       of the JSE, as and when suitable opportunities
       arise, subject to the following conditions:
       a press announcement giving full details, including
       the impact on net asset value and earnings
       per share, be published at the time of any
       issue representing, on a cumulative basis within
       1 year, 5% or more of the number of shares
       in issue prior to the issue/s; the shares be
       issued to public shareholders as defined by
       the JSE and not to related parties; any issue
       in the aggregate in any 1 year shall not exceed
       15% of the number of shares of the Company's
       issued ordinary share capital [including the
       number to be issued in the future as a result
       of the exercise of options or conversion of
       convertible securities issued in the same FY];
       and in determining the price at which an issue
       of shares be made in terms of this authority,
       the maximum discount permitted will be 10%
       of the weighted average traded price of the
       shares over the 30 days prior to the date that
       the price of the issue is agreed in writing
       between the issuer and the party/parties subscribing
       for the securities, in the event that shares
       have not traded in the said 30 day period a
       ruling will be obtained from the committee
       of the JSE; [Authority expires the earlier
       of the conclusion of the Company's next AGM
       or 15 months]

S.1    Authorize the Company or any wholly owned subsidiary      Mgmt          For                            For
       of the Company may, subject to the Act, Article
       36 of the Articles of Association of the Company
       or Articles of Association of a subsidiary
       respectively and the Listings Requirements
       of the JSE, from time to time purchase shares
       issued by itself or shares in its holding Company,
       as and when deemed appropriate




--------------------------------------------------------------------------------------------------------------------------
 FALABELLA SOCIEDAD ANOMINA COMERCIAL E INDUSTRIAL                                           Agenda Number:  701883781
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3880F108
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  CLP3880F1085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to reduce the capital from the amount             Mgmt          For                            For
       of CLP 594,826,802,102.00 (the amount at which
       the share capital will be set once the AGM
       of shareholders approves the balance sheet
       and the financial statements of the Company
       to 31 DEC 2008) divided into 2, 671,188,608
       shares of a sole series, nominative with no
       par value and each of equal value in the amount
       of CLP 1,033,071, 057.00 divided into 4, 639,212
       shares of a sole series nominative with no
       par value

2.     Approve to increase the share capital from the            Mgmt          For                            For
       amount of CLP 593,793,731,045, divided into
       5,666,549,396 shares of a sole series, nominative
       with no par value, each of equal value, up
       to the amount of CLP 597, 477,430, 507 through
       the capitalization of the amount of CLP 3,683,699,462
       registered in the asset column titled [premium
       on sale of own shares], this increase does
       not involve the issuance of shares

3.     Approve to increase again the share capital               Mgmt          For                            For
       trough the issuance of 22, 246, 633 shares
       of a sole series, nominative, with no par value,
       each of equal value, at the price and other
       conditions that are set by the general meeting
       of shareholders

4.     Approve to allocate 10% of the preceding capital          Mgmt          For                            For
       increase to the compensation plan for executives
       of the Company who are appointed by the Board
       of Directors of the same and also allocate
       to this plan the total amount of the balance
       that is not subscribed by shareholders in the
       mentioned capital increase in exercise of their
       preemptive right to them

5.     Approve to pass all the resolutions appropriate           Mgmt          For                            For
       and to grant the powers necessary to put the
       minutes of the general meeting of shareholders
       into a public deed, obtain its legalization
       and the registration of the shares representing
       the approved increase in share capital, in
       the registry of the securities and insurance
       superintendence

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING TYPE AND TIME. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 FALABELLA SOCIEDAD ANOMINA COMERCIAL E INDUSTRIAL                                           Agenda Number:  701909472
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3880F108
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  CLP3880F1085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, general balance,               Mgmt          For                            For
       financial statements and the External Auditors
       report, corresponding to the exercise ended
       31 DEC 2008

2.     Approve the distribution of the revenues and              Mgmt          For                            For
       dividends of the exercise 2008

3.     Approve the dividends policy                              Mgmt          For                            For

4.     Elect the Board of Directors                              Mgmt          For                            For

5.     Approve to fix the remuneration of the Board              Mgmt          For                            For
       of Directors

6.     Approve to designate the External Auditors and            Mgmt          For                            For
       risk classifier agents for the exercise 2009

7.     Approve the newspaper in which the advices for            Mgmt          For                            For
       next shareholders meetings will be published

8.     Approve to inform the operations of society               Mgmt          For                            For
       referred to the Article 44 of the Law 18.046
       of Corporations

9.     Approve the report about the Committee of the             Mgmt          For                            For
       Directors

10.    Any other matter                                          Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FAR EASTERN INTERNATIONAL BANK                                                              Agenda Number:  701963034
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7540U108
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002845005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

1.1    2008 business reports                                     Non-Voting    No vote

1.2    2008 financial reports                                    Non-Voting    No vote

1.3    2008 audited reports reviewed by Supervisors              Non-Voting    No vote

2.1    Ratify the 2008 audited reports                           Mgmt          For                            For

2.2    Ratify the 2008 loss appropriation report                 Mgmt          For                            For

2.3    Approve the proposal of capital reduction                 Mgmt          For                            For

2.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

2.5    Approve to raise capital through private placement        Mgmt          For                            For
       to issue common shares, preferred shares or
       convertible bond

2.6    Approve to revise the procedures of acquisition           Mgmt          For                            For
       or disposal of asset

3.     Elect the 7 Directors, 2 Independent Directors            Mgmt          For                            For
       and 3 Supervisors

4.     Approve to release the Directors from non-competition     Mgmt          For                            For
       duties

5.     Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 FAR EASTERN TEXTILE CO LTD                                                                  Agenda Number:  702025378
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y24374103
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  TW0001402006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 550447 DUE TO RECEIPTS OF DIRECTORS NAME.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 financial statements                             Non-Voting    No vote

A.3    The 2008 audited reports                                  Non-Voting    No vote

A.4    The status of the Corporate bonds                         Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.8 per share

B.3    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.4    Approve the issuance of new shares, proposed              Mgmt          For                            For
       stock dividend:20 for 1,000 shares held

B.5.1  Elect Mr. Douglas Tong HSU, Shareholder No.               Mgmt          For                            For
       08 as a Director

B.5.2  Elect Mr. Johnny Shih, Shareholder No. 7618               Mgmt          For                            For
       as a Director

B.6    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.6    Extraordinary motions                                     Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 FAR EASTONE TELECOMMUNICATIONS CO LTD                                                       Agenda Number:  701985383
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7540C108
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0004904008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 538954 DUE TO RECEIPT OF DIRECTOR AND SUPERVISOR
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 financial statements                   Non-Voting    No vote

A.3    To report the 2008 audited reports                        Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 2.8 per share

B.3    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.4    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.5    Approve the issuance of new shares via private            Mgmt          For                            For
       placement

B.6.1  Elect Yuan Ding Investment Company Limited,               Mgmt          For                            For
       Shareholder No. 1, as a Director; Representative:
       Mr. Douglas Hsu

B62.1  Elect Mr. Lawrence Juen-Yee Lau; Passport No.             Mgmt          For                            For
       19441212LA as an Independent Director

B62.2  Elect Mr. Kurt Roland Hellstrom, Passport No.             Mgmt          For                            For
       19431212KU as an Independent Director

B63.1  Elect Far Eastern International Leasing Corporation,      Mgmt          For                            For
       Shareholder No. 611 as a Supervisor; Representative:
       Mr. Eli Hong

B63.2  Elect Asia Investment Corporation, Shareholder            Mgmt          For                            For
       No. 15088 as a Supervisor; Representative:
       Mr. Morton Hong

B63.3  Elect Mr. Chen-En Ko, ID No. U100056055; as               Mgmt          For                            For
       a Supervisor

B.7    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.8    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 FARADAY TECHNOLOGY CORP.                                                                    Agenda Number:  701948804
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y24101100
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0003035002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 545699 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 1.5 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff and shareholder bonus, proposed
       stock dividend: 5 for 1,000 shares held

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.6    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.7    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

B81.1  Elect UMC/ Shareholder No. 1 Representative:              Mgmt          For                            For
       Mr. John Hsuan as a Director

B81.2  Elect UMC/ Shareholder No. 1 Representative:              Mgmt          For                            For
       Mr. Kevin Lee as a Director

B81.3  Elect Mr. H. P. Lin, Shareholder No.5 as a Director       Mgmt          For                            For

B81.4  Elect Mr. Wilson Tseng, Shareholder No.33 as              Mgmt          For                            For
       a Director

B81.5  Elect Mr. Simon Lee, Shareholder No.34 as a               Mgmt          For                            For
       Director

B82.1  Elect Mr. Paul Shu, ID No. F102847490 as an               Mgmt          For                            For
       Independent Director

B82.2  Elect Mr. Yi Chia Chiu, ID No. H121906612 as              Mgmt          For                            For
       an Independent Director

B83.1  Elect Mr. Hame Tseng, Shareholder No.384 as               Mgmt          For                            For
       a Supervisor

B83.2  Elect Mr. George Hwang, Shareholder No.37 as              Mgmt          For                            For
       a Supervisor

B.9    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.10   Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 FARGLORY LAND DEVELOPMENT CO LTD                                                            Agenda Number:  701977780
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2642L106
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0005522007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports in Company and subsidiary        Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    The status of acquisition or disposal of assets           Non-Voting    No vote

A.5    The status of convertible bonds                           Non-Voting    No vote

A.6    The status of assets impairment                           Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 2.5 per share

B.3    Approve to revise the Articles of Association             Mgmt          For                            For

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 FEDERAL GRID CO UNI ENERGY SYS JT STK CO                                                    Agenda Number:  701743076
--------------------------------------------------------------------------------------------------------------------------
        Security:  X2393G109
    Meeting Type:  OGM
    Meeting Date:  27-Dec-2008
          Ticker:
            ISIN:  RU000A0JPNN9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Approve the early termination of powers of the            Mgmt          For                            For
       Board of Directors of the Company

2.     Elect the Board of Directors of the Company               Mgmt          For                            For

       PLEASE NOTE THAT THE SHAREHOLDERS WHO JOINTLY             Non-Voting    No vote
       POSSESS MORE THAN 2% OF VOTING SHARES HAVE
       THE RIGHT TO PROPOSE CANDIDATES TO THE BOARD
       OF DIRECTORS. THESE CANDIDATES WILL BE INCLUDED
       IN THE LIST OF THE BOARD OF DIRECTORS TO BE
       ELECT AT THE FORTHCOMING EGM OF THE STATED
       COMPANY SCHEDULED FOR 27 DEC 2008. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 FEDERAL HYDROGENERATION COMPANY JSC, MOSCOW                                                 Agenda Number:  701785327
--------------------------------------------------------------------------------------------------------------------------
        Security:  X34577100
    Meeting Type:  EGM
    Meeting Date:  27-Dec-2008
          Ticker:
            ISIN:  RU000A0JPKH7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 512776 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the early termination of powers of the            Mgmt          For                            For
       Board of Directors

2.1    Elect Mr. Ballo Anatoliy Borisovich as a Board            Mgmt          For                            For
       of Director of the Company

2.2    Elect Mr. Beloborodov Sergey Sergeevich as a              Mgmt          For                            For
       Board of Director of the Company

2.3    Elect Mr. Belyaev Vadim Stanislavovich as a               Mgmt          For                            For
       Board of Director of the Company

2.4    Elect Mr. Vainzikher Boris Feloiksovich as a              Mgmt          For                            For
       Board of Director of the Company

2.5    Elect Mr. Volkov Eduard Petrovich as a Board              Mgmt          For                            For
       of Director of the Company

2.6    Elect Mr. Danilov-Danilian Viktor Ivanovich               Mgmt          For                            For
       as a Board of Director of the Company

2.7    Elect Mr. Zubakin Vasiliy Aleksandrovich as               Mgmt          For                            For
       a Board of Director of the Company

2.8    Elect Mr. Klochko Igor Petrovich as a Board               Mgmt          For                            For
       of Director of the Company

2.9    Elect Mr. Maslov Sergey Vladimirovich as a Board          Mgmt          For                            For
       of Director of the Company

2.10   Elect Mr. Serebryannikov Sergey Vladimirovich             Mgmt          For                            For
       as a Board of Director of the Company

2.11   Elect Mr. Surikov Oleg Viacheslavovich as a               Mgmt          For                            For
       Board of Director of the Company

2.12   Elect Mr. Tatziy Vladimir Vitalievich as a Board          Mgmt          For                            For
       of Director of the Company

2.13   Elect Mr. Fedorov Mikhail Petrovich as a Board            Mgmt          For                            For
       of Director of the Company

2.14   Elect Mr. Khamitov Rustem Zakievich as a Board            Mgmt          For                            For
       of Director of the Company

2.15   Elect Mr. Sharonov Andrey Vladimirovich as a              Mgmt          For                            For
       Board of Director of the Company

2.16   Elect Mr. Shmatko Sergey Ivanovich as a Board             Mgmt          For                            For
       of Director of the Company




--------------------------------------------------------------------------------------------------------------------------
 FERREYROS SA                                                                                Agenda Number:  701839702
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3924F106
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  PEP736001004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       06 APR 2009 AT 11.00 A.M. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       540488 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the report from the Board of Directors            Mgmt          For                            For
       for 2008 that includes the analysis and discussion
       on the financial statements

2.     Approve the distribution of the profits                   Mgmt          For                            For

3.     Approve the Capitalization of available profits           Mgmt          For                            For
       and of the revaluation excess

4.     Approve the modification of Article 5 of the              Mgmt          For                            For
       Corporate Bylaws relating to the Share Capital

5.     Appoint the Outside Auditors for the FY 2009              Mgmt          For                            For

6.     Approve the second bond program [Issuance of              Mgmt          For                            For
       corporate bonds and commercial papers] and
       delegation of authority to the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 FHB MORTGAGE BANK CO PLC, BUDAPEST                                                          Agenda Number:  701883692
--------------------------------------------------------------------------------------------------------------------------
        Security:  X2408U119
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  HU0000078175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

1.     Receive the report of the Board of Directors              Mgmt          No Action
       about the business activities, financial position,
       business policy and management of the Company
       in the year 2008

2.     Receive the report of the Supervisory Board               Mgmt          No Action
       on the business [has] and IFRS [consolidated]
       annual reports of the Company for the year
       2008

3.     Receive the report of the Auditor on the business         Mgmt          No Action
       [has] and IFRS [consolidated] financial reports
       of the Company for the year 2008

4.     Approve the business reports and financial account        Mgmt          No Action
       [Balance sheet report, profit and loss account,
       additional notes] prescribed by the Hungarian
       accounting law for the year 2008, and decision
       on the utilization of the after tax profit,
       furthermore, acceptance of the consolidated
       reports and financial account [balance sheet
       report, profit and loss account, additional
       notes] prescribed by the Hungarian accounting
       law for the year 2008, decision on the utilization
       of the after tax profit, furthermore, acceptance
       of the consolidated reports and financial account
       according to the international financial reporting
       standards for the year 2008

5.     Receive the report of the Supervisory board               Mgmt          No Action
       on the fulfillment of conditions of the share
       compensation program in 2008

6.     Approve the presentation on the Business plan             Mgmt          No Action
       of the Company for the year 2009

7.     Amend the statues of the company [Articles 8,             Mgmt          No Action
       9, 10, 12, 14]

8.     Amend the Articles of the statutes relating               Mgmt          No Action
       to the increase of the share capital [Articles
       7, 8, 9, 10, 12] and on the increase of the
       share capital

9.     Authorize the Board of Directors to acquire               Mgmt          No Action
       the treasury shares

10     Elect the Auditor and decide the remuneration             Mgmt          No Action
       of the Auditor

11.    Approve the guidelines on the remuneration                Mgmt          No Action

12.    Approve the revocation of the Members of the              Mgmt          No Action
       Board of Directors, and elect the new Members

13.    Approve the revocation of the Members of the              Mgmt          No Action
       Supervisory Board and elect the new Members

14.    Approve the remuneration of the Members of the            Mgmt          No Action
       Board of Directors and the Supervisory Board

15.    Approve the report on the Corporate Governance            Mgmt          No Action

16.    Approve the amendment of the rules of procedures          Mgmt          No Action
       of the Supervisory Board

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 553428 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 APR 09 AT 11:00. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO
       ADVISED THAT YOUR SHARES WILL BE BLOCKED UNTIL
       THE QUORUM IS ME




--------------------------------------------------------------------------------------------------------------------------
 FILINVEST LAND INC                                                                          Agenda Number:  701904749
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y24916101
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  PHY249161019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the annual stockholders            Mgmt          For                            For
       meeting held on 30 APR 2008

2.     Approve the presentation of the President's               Mgmt          For                            For
       report and the audited financial statements
       for the YE 2008

3.     Ratify the acts and resolutions of the Board              Mgmt          For                            For
       of Directors and the Management for 2008

4.1    Elect Mr. Mercedes T. Gotianun as a Member of             Mgmt          For                            For
       the Board of Directors to serve for the year
       2009-2010

4.2    Elect Mr. Andrew T. Gotianun, Jr as a Member              Mgmt          For                            For
       of the Board of Directors to serve for the
       year 2009-2010

4.3    Elect Mr. Josephine G. Yap as a Member of the             Mgmt          For                            For
       Board of Directors to serve for the year 2009-2010

4.4    Elect Mr. Efren C. Gutierrez as a Member of               Mgmt          For                            For
       the Board of Directors to serve for the year
       2009-2010

4.5    Elect Mr. Jonathan T. Gotianun as a Member of             Mgmt          For                            For
       the Board of Directors to serve for the year
       2009-2010

4.6    Elect Mr. Joseph M. Yap as a Member of the Board          Mgmt          For                            For
       of Directors to serve for the year 2009-2010

4.7    Elect Mr. Cornelio C. Gison as a Member of the            Mgmt          For                            For
       Board of Directors to serve for the year 2009-2010

4.8    Elect Mr. Cirilo T. Tolosa as an Independent              Mgmt          For                            For
       Director

4.9    Elect Mr. Lamberto U. Ocampo as an Independent            Mgmt          For                            For
       Director

5.     Appoint the External Auditor                              Mgmt          For                            For

6.     Other matters                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FINANCIAL TECHNOLOGIES INDIA  LTD                                                           Agenda Number:  701678104
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y24945118
    Meeting Type:  AGM
    Meeting Date:  28-Aug-2008
          Ticker:
            ISIN:  INE111B01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit and loss account
       for the YE on that date together with the reports
       of the Directors and the Auditors thereon

2.     Approve the payment of interim dividends and              Mgmt          For                            For
       declare a final dividend on equity shares

3.     Re-appoint Mr. C. Subramaniam as a Director,              Mgmt          For                            For
       who retires by rotation

4.     Appoint M/s. Deloitte Haskins & Sells, Chartered          Mgmt          For                            For
       Accountants, Mumbai, as the Auditors of the
       Company to hold office from the conclusion
       of this AGM until the conclusion of the next
       AGM and authorize the Board of Directors to
       fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 FIRMA OPONIARSKA DEBICA S.A., DEBICA                                                        Agenda Number:  701958071
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1771U102
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  PLDEBCA00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the Meeting's Chairman                            Mgmt          No Action

3.     Approve the agenda                                        Mgmt          No Action

4.     Approve the financial statement for 2008                  Mgmt          No Action

5.     Approve the Management's report on Company's              Mgmt          No Action
       activity in 2008

6.     Approve the Supervisory Board's report on its             Mgmt          No Action
       activity in 2008

7.     Adopt the resolution on profit for 2008 distribution      Mgmt          No Action

8.     Approve the duties' fulfilling by the management          Mgmt          No Action

9.     Approve the duties' fulfilling by the Supervisory         Mgmt          No Action
       Board's Members

10.    Adopt the resolution on the number of the Supervisory     Mgmt          No Action
       Boards Members

11.    Appoint the Supervisory Board's Members                   Mgmt          No Action

12.    Adopt the resolution on amendments to the Company's       Mgmt          No Action
       Statute Text

13.    Adopt the resolution on amendments to the Rules           Mgmt          No Action
       of Company's Meetings

14.    Closure of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 FIRST FINL HLDG CO LTD                                                                      Agenda Number:  701922886
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2518F100
    Meeting Type:  AGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  TW0002892007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 559481 DUE RECEIPT OF DIRECTORS AND SUPERVISORS
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 Audited reports                                  Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.5 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, proposed stock dividend: 25 for 1,000
       shares held

B41.1  Elect Ms. Song Jie Xin as a Director: FCB Labor           Mgmt          For                            For
       Union Shareholder no.:4400806

B41.2  Elect Mr. Chen An Fu as Director: Global Investment       Mgmt          For                            For
       Co., Ltd Shareholder no.:4562879

B41.3  Elect Mr. Chen Xiao Song as a Director: Global            Mgmt          For                            For
       Investment Co., Ltd Shareholder no.:4562879

B41.4  Elect Mr. Chen Tien Yuan as a Director: Golden            Mgmt          For                            For
       Garden Investment Shareholder no.:4130115

B41.5  Elect Mr. Chang Chi Hsun as a Director: Shareholder       Mgmt          For                            For
       no.:4508935

B42.1  Elect Ms. Song Jie Xinas the Supervisor: FCB              Mgmt          For                            For
       Labor Union Shareholder no.:4400806

B42.2  Elect Mr. Lin Chun Chung as the Supervisor:               Mgmt          For                            For
       Shareholder no.:0340236

B42.3  Elect Mercuries Jeantex Ltd as the Supervisor:            Mgmt          For                            For
       Shareholder no.:2417327

B43.1  Elect Mr. Tsun Siou Lee as a Independent Director         Mgmt          For                            For
       Id no.:N103324616

B43.2  Elect Mr. Yaw Huei Huang as a Independent Director:       Mgmt          For                            For
       Id no.:K101720038

B43.3  Elect Mr. Day Yaug Liu as a Independent Director:         Mgmt          For                            For
       Id no.:H102297161

B.5    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 FIRST GEN CORPORATION                                                                       Agenda Number:  701879732
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2518H114
    Meeting Type:  AGM
    Meeting Date:  13-May-2009
          Ticker:
            ISIN:  PHY2518H1143
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544810 DUE TO ADDITION OF RESOULTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve to certify the notice and determination           Mgmt          For                            For
       of quorum

3.     Approve the minutes of the annual stockholders            Mgmt          For                            For
       meeting held on 09 MAY 2007

4.     Approve the address of the Chairman                       Mgmt          For                            For

5.     Receive the report of the President and Chief             Mgmt          For                            For
       Executive officer

6.     Approve and ratify the audited financial statements       Mgmt          For                            For
       for the YE 31 DEC 2007 and 2006

7.     Ratify the acts of the Boards of Directors,               Mgmt          For                            For
       Executive Committee and Management

8.1    Elect Mr. Oscar M. Lopez as a Member of the               Mgmt          For                            For
       Board of Director for 2009 to 2010

8.2    Elect Mr. Federico R. Lopez as a Member of the            Mgmt          For                            For
       Board of Director for 2009 to 2010

8.3    Elect Mr. Richard B. Tantoco as a Member of               Mgmt          For                            For
       the Board of Director for 2009 to 2010

8.4    Elect Mr. Francis Giles B. Puno as a Member               Mgmt          For                            For
       of the Board of Director for 2009 to 2010

8.5    Elect Mr. Peter D. Garrucho JR. as a Member               Mgmt          For                            For
       of the Board of Director for 2009 to 2010

8.6    Elect Mr. Elpidio L. Ibanez as a Member of the            Mgmt          For                            For
       Board of Director for 2009 to 2010

8.7    Elect Mr. Fiorello R. Estuar as a Member of               Mgmt          For                            For
       the Board of Director for 2009 to 2010

8.8    Elect Mr. Tony Tan Caktiong as a Independent              Mgmt          For                            For
       Director for 2009 to 2010

8.9    Elect Mr. Cezar P. Consing as a Independent               Mgmt          For                            For
       Director for 2009 to 2010

9.     Amend the Article 7th of the Articles of Incorporation    Mgmt          For                            For
       to increase the authorized capital stock from
       PHP 1,650,000,000.00 to PHP 3,270,000,000.00

10.    Approve the declaration of a 50% stock dividend           Mgmt          For                            For
       on common shares

11.    Approve the declaration of a 50% property dividend        Mgmt          For                            For
       on preferred shares

12.A   Amend the Article II, Section 1 to the By Laws            Mgmt          For                            For
       on the general responsibility of the Board
       of Directors, Article II, Section 2 [2nd paragraph]
       on the election and qualification of Independent
       Directors

12.B   Amend the Article II, Section 3 on additional             Mgmt          For                            For
       qualifications/disqualifications of Directors,
       covering items such as disqualification for
       violations of the SRC, Corporation Code, and
       rules administered by the BSP and Section,
       Insolvency, Analogous articles

12.c   Approve in another jurisdiction, other acts               Mgmt          For                            For
       prejudicial, inimical, or causing undue injury
       to the Corporation, its subsidiaries or affiliates
       and gross negligence or bad faith committed
       as an Officer or Director of another Company

12.D   Amend the Article II, Section 5 providing that            Mgmt          For                            For
       regular Board meetings held at such dates as
       determined by the Board of Directors upon at
       least 1 day's notice, or without notice if
       all the Directors are present or those

12.E   Approve the not present waive notice thereofe             Mgmt          For                            For
       Article II, Section 8 on the duty of the Executive
       Committee to report all actions taken to the
       Board of Directors at the next Board meeting

12.f   Amend the Article II, Section 10 providing that           Mgmt          For                            For
       the Board of Directors is governed by the corporation's
       manual on corporate governance, which be suppletory
       to the By Laws

12.G   Amend the Article III, Section 4 on the duty              Mgmt          For                            For
       of the President to present an annual report
       at the annual stockholders' meeting

13.    Authorize the Board of Directors to appoint               Mgmt          For                            For
       the External Auditors for 2009 to 2010

14.    Other matters                                             Non-Voting    No vote

15.    Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FIRST GULF BANK, ABU DHABI                                                                  Agenda Number:  701808620
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4580N105
    Meeting Type:  AGM
    Meeting Date:  25-Feb-2009
          Ticker:
            ISIN:  AE000A0LF3V8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 531783 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive the report of the Board of Directors              Mgmt          For                            For
       on the activity of the bank and its financial
       statements for the FYE 31 DEC 2008

2.     Approve the report of the External Auditors               Mgmt          For                            For
       for the FYE 31 DEC 2008

3.     Approve the bank balance sheet and profit and             Mgmt          For                            For
       loss statement for the FYE 31 DEC 2008

4.     Approve, the Board of Directors on the appropriation      Mgmt          For                            For
       of net profits for the FYE 31 DEC 2008 and
       distribution of 35% as cash dividend

5.     Grant discharge the Board Members for their               Mgmt          For                            For
       actions during 2008

6.     Grant discharge the External Auditors for their           Mgmt          For                            For
       actions during 2008

7.     Appoint the Auditors for the FY 2009 and approve          Mgmt          For                            For
       to determine their fees

8.     Elect new Board Members                                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FIRST GULF BANK, ABU DHABI                                                                  Agenda Number:  701808757
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4580N105
    Meeting Type:  EGM
    Meeting Date:  25-Feb-2009
          Ticker:
            ISIN:  AE000A0LF3V8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend Clause 8 of the Articles of Association             Mgmt          For                            For
       to apply the reduction of foreign ownership
       of banks shares from 30 % to 15 %

2.     Approve to issue non convertible notes and authorize      Mgmt          For                            For
       the Board of Directors to determine the issue
       amount as well as duration and terms and conditions
       after authorities approval




--------------------------------------------------------------------------------------------------------------------------
 FIRST INTERNATIONAL BANK OF ISRAEL                                                          Agenda Number:  701659445
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1648G106
    Meeting Type:  AGM
    Meeting Date:  05-Aug-2008
          Ticker:
            ISIN:  IL0005930388
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Approve the financial statements and the Directors        Mgmt          For                            For
       report for the year 2007

2.A    Approve to determine that the number of Directors         Mgmt          For                            For
       will be 12 including External Directors

2.B    Re-appoint the officiating Directors: Messrs.             Mgmt          For                            For
       J. Elad, Z. Bino, D. Arbel, G. Bino, D. Lev,
       A. Goldschmidt, G. Lahav, G. Meuchas and J.
       Neeman, the External Directors continue in
       office by provision of law

3.     Approve the receipt of a report as to the fees            Mgmt          For                            For
       of the Accountant Auditors in the year 2007

4.     Appoint the Accountant Auditors for the year              Mgmt          For                            For
       2008




--------------------------------------------------------------------------------------------------------------------------
 FIRST INTERNATIONAL BANK OF ISRAEL                                                          Agenda Number:  701685337
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1648G106
    Meeting Type:  SGM
    Meeting Date:  14-Sep-2008
          Ticker:
            ISIN:  IL0005930388
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve to increase the remuneration of the               Mgmt          For                            For
       Directors of the Bank [with the exception of
       the Chairman and of the Directors who Act as
       Chairman of the Board Committees] to NIS 100,000
       annual remuneration and NIS 3,660 meeting attendance
       fees, plus refund of expenses

2.     Approve to increase the remuneration of the               Mgmt          For                            For
       Directors who Act as Chairman of the Board
       Committees to NIS 150,000 annual remuneration
       and NIS 3,660 meeting attendance fees, plus
       refund of expenses; the entitlement of these
       Directors to attendance fees in respect of
       prior-preparation meetings will be cancelled

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TEXT OF RESOLUTION 2. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 FIRST INTERNATIONAL BANK OF ISRAEL                                                          Agenda Number:  701953932
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1648G106
    Meeting Type:  SGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  IL0005930388
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL. THANK
       YOU.

1.     Appoint Ms. Penina Bitterman-Cohen as an External         Mgmt          For                            For
       Director for a statutory 3 year period; approve
       the annual remuneration NIS 104,005 and the
       meeting attendance fee NIS 3,810




--------------------------------------------------------------------------------------------------------------------------
 FIRST INVESTMENT BANK                                                                       Agenda Number:  701902872
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3031M102
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  BG1100106050
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       15 JUN 2009 AT 11 A.M. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Approve the Management report of first Investment         Mgmt          For                            For
       Bank Ad for 2008

2.     Approve the report of the specialized Audit               Mgmt          For                            For
       Company on the Audit of the annual financial
       statements of first Investment Bank Ad for
       2008

3.     Approve the annual financial statement of first           Mgmt          For                            For
       Investment Bank AD for 2008

4.     Approve the distribution profit of first Investment       Mgmt          For                            For
       Bank Ad for 2008

5.     Approve the report of first Investment Banks              Mgmt          For                            For
       investor relations Director for 2008

6.     Approve the relief of responsibility of the               Mgmt          For                            For
       Members of the Managing and Supervisory Boards
       of first Investment Bank Ad for their activities
       in 2008

7.     Appoint the First Investment Banks Audit Committee        Mgmt          For                            For
       for a term of 3 years with the following members:
       Messrs. Stefana Borissonva Tsenova, Todor Ludmilov
       Breshkov and Nedelcho Vassilev Nedelchev, all
       Members of the Audit Committee meet the requirements
       of the Law on the Independent financial audit

8.     Appoint the specialized Audit Company KPMG Bulgaria       Mgmt          For                            For
       OOD to audit the annual financial statements
       of first Investment Bank for 2009

9.     Approve the changes in the scope of business              Mgmt          For                            For
       according to the agenda materials and the invitation
       that are published at the internet site of
       the bank

10.    Adopt the amendments to the By-laws of first              Mgmt          For                            For
       Investment Bank Ad according to the agenda
       materials and the invitation that are published
       at the internet site of the bank




--------------------------------------------------------------------------------------------------------------------------
 FIRST NATIONAL BANK OF BOTSWANA LTD                                                         Agenda Number:  701736590
--------------------------------------------------------------------------------------------------------------------------
        Security:  V35623111
    Meeting Type:  AGM
    Meeting Date:  12-Nov-2008
          Ticker:
            ISIN:  BW0000000066
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To read the notice convening the meeting                  Non-Voting    No vote

1.O.1  Approve and adopt the audited financial statements        Mgmt          For                            For
       for the YE 30 JUN 2008

2.O.2  Approve the distribution of a dividend as recommended     Mgmt          For                            For
       by the Directors

3.O.3  Re-elect Mr. J.R. Khethe as a Director, who               Mgmt          For                            For
       retires by rotation in terms of Article 51
       of the Articles of Association

4.O.4  Re-elect Mr. A.L. Morichusi as a Director, who            Mgmt          For                            For
       retires by rotation in terms of Article 51
       of the Articles of Association

5.O.5  Re-elect Mr. P.D. Shah as a Director, who retires         Mgmt          For                            For
       by rotation in terms of Article 51 of the Articles
       of Association

6.O.6  Re-elect Mr. S. Thapelo as a Director, who retires        Mgmt          For                            For
       by rotation in terms of Article 51 of the Articles
       of Association

7.O.7  Approve the remuneration of the Directors for             Mgmt          For                            For
       the YE 30 JUN 2008

8.O.8  Appoint the Auditors for the ensuing year and             Mgmt          For                            For
       approve to fix their remuneration

9.S.1  Amend the Articles of Association and adopt               Mgmt          For                            For
       a Constitution under the Companies Act 2003
       in the place of the Memorandum and Articles
       of Association of the Company subject to any
       amendments proposed at the meeting as specified




--------------------------------------------------------------------------------------------------------------------------
 FIRST PHILIPPINE HOLDINGS CORP FPHC                                                         Agenda Number:  701778891
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2558N120
    Meeting Type:  SGM
    Meeting Date:  15-Jan-2009
          Ticker:
            ISIN:  PHY2558N1203
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Call to order                                             Mgmt          For                            For

2.     Approve the proof of required notice                      Mgmt          For                            For

3.     Approve the determination of quorum                       Mgmt          For                            For

4.I    Amend the Article I, Section 7, of provisions             Mgmt          For                            For
       of the By-Laws as specified

4.II   Amend the Article II, Section 1 [new provision]           Mgmt          For                            For
       which provides for the general responsibility
       of the Board of Directors, of provisions of
       the By-Laws

4.III  Amend the Article II, Section 2, additional               Mgmt          For                            For
       qualifications/disqualifications are prescribed
       for Directors covering items such as disqualifications
       for violations of the SRC, Corporation Code
       and rules administered by the BSP and SEC,
       insolvency, analogous Acts in another jurisdiction,
       other acts prejudicial, inimical or causing
       undue to the Corporation, its subsidiaries
       or affiliates, and gross negligence or bad
       faith committed as a Director in any other
       Company, of provisions of the By-Laws

4.IV   Amend the Article II, Section 10 [new provision]          Mgmt          For                            For
       to provide that pursuant to good corporate
       governance, the Board is governed by the manual
       for Corporate Governance, which shall be Suppletory
       to the By-Laws, of provisions of the By-Laws

5.     Other matters                                             Non-Voting    No vote

6.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FIRST PHILIPPINE HOLDINGS CORP FPHC                                                         Agenda Number:  701927038
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2558N120
    Meeting Type:  AGM
    Meeting Date:  25-May-2009
          Ticker:
            ISIN:  PHY2558N1203
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 546138 DUE TO DUE TO RECEIPT OF ADDITION
       OF RESOLUTION. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the proof of required notice                      Mgmt          For                            For

3.     Approve to determine the Quorum                           Mgmt          For                            For

4.     Approve the minutes of the 19 MAY 2008 and 15             Mgmt          For                            For
       JAN 2009 Stockholders Meetings

5.     Receive the reports of the Chairman and the               Mgmt          For                            For
       President

6.     Approve and ratify the 31 DEC 2008 reports and            Mgmt          For                            For
       the Audited financial statements

7.     Amend the Article I, Section 7 and Article II,            Mgmt          For                            For
       Section 3 of the by laws providing that all
       proxies must be in the hands of the Secretary
       of the Corporation not later than 10 days before
       the time set for the meeting and that ala nominations
       for the elections of Directors by the stockholders
       shall be submitted in writing to the nomination
       and election committee at least 60 days before
       the scheduled date of the annual shareholders'
       meeting

8.     Approve the delegation by the shareholders of             Mgmt          For                            For
       the power/authority to amend the by laws to
       the Board of Directors

9.     Ratify the acts of the Board of the Executive             Mgmt          For                            For
       Committee and of the Management

10.1   Elect Mr. Augusto Almeda-Lopez as a Director              Mgmt          For                            For

10.2   Elect Amb. Cesar B. Bautista as an Independent            Mgmt          For                            For
       Director

10.3   Elect Amb. Thelmo Y. Cunanan as a Director                Mgmt          For                            For

10.4   Elect Mr. Peter D. Garrucho, Jr as a Director             Mgmt          For                            For

10.5   Elect Mr. Oscar J. Hilado as an Independent               Mgmt          For                            For
       Director

10.6   Elect Mr. Elpidio L. Ibanez as a Director                 Mgmt          For                            For

10.7   Elect Mr. Jose P. De Jesus as a Director                  Mgmt          For                            For

10.8   Elect Mr. Eugenio L. Lopez III as a Director              Mgmt          For                            For

10.9   Elect Mr. Federico R. Lopez as a Director                 Mgmt          For                            For

10.10  Elect Mr. Manuel M. Lopez as a Director                   Mgmt          For                            For

10.11  Elect Mr. Oscar M. lopez as a Director                    Mgmt          For                            For

10.12  Elect Chief Justice Artemio V. Panganiban as              Mgmt          For                            For
       an Independent Director

10.13  Elect Mr. Vicente T. Paterno as an Independent            Mgmt          For                            For
       Director

10.14  Elect Mr. Ernesto B. Rufino, Jr. as a Director            Mgmt          For                            For

10.15  Elect Mr. Washington Z. Sycip as an Independent           Mgmt          For                            For
       Director

11.    Appoint the External Auditors                             Mgmt          For                            For

12.    Other Matters                                             Non-Voting    No vote

13.    Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FIRST STEAMSHIP CO LTD                                                                      Agenda Number:  701974823
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y25709109
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002601002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    To report business operation result of FY 2008            Non-Voting    No vote

1.2    Supervisors review financial reports                      Non-Voting    No vote

1.3    To report the execution status of buying back             Non-Voting    No vote
       treasury stocks

1.4    To report the status of investment in mainland            Non-Voting    No vote
       china of FY 2008

2.1    Ratify business operation result and financial            Mgmt          For                            For
       reports of FY 2008

2.2    Ratify net profit allocation of FY 2008; cash             Mgmt          For                            For
       dividend: TWD 1.00 per share

3.1    Approve to discuss issuing additional shares              Mgmt          For                            For
       stock dividend FM R/E: 100/1000

3.2    Amend the process procedures of lending funds             Mgmt          For                            For
       to others

3.3    Amend the process procedures of endorsements/guarantees   Mgmt          For                            For

4.     Extraordinary proposals                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FIRSTRAND LTD                                                                               Agenda Number:  701758495
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5202Z131
    Meeting Type:  AGM
    Meeting Date:  27-Nov-2008
          Ticker:
            ISIN:  ZAE000066304
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.     Approve the final dividend                                Mgmt          For                            For

3.1    Re-elect Mr. Patrick Maguire Goss as a Director           Mgmt          For                            For

3.2    Re-elect Mr. Aser Paul Nkuna as a Director                Mgmt          For                            For

3.3    Re-elect Mr. Khehla Cleopas Shubane as a Director         Mgmt          For                            For

4.1    Elect Mr. Leon Crouse as a Director                       Mgmt          For                            For

4.2    Elect Mr. Amanda Tandiwe Nzimande as a Director           Mgmt          For                            For

4.3    Elect Mr. Kgotso Buni Schoeman as a Director              Mgmt          For                            For

5.     Approve the Directors remuneration                        Mgmt          For                            For

6.     Approve the Directors fees                                Mgmt          For                            For

7.     Re-appoint the PricewaterhouseCoopers Inc as              Mgmt          For                            For
       the Auditors

8.     Approve the Auditors remuneration                         Mgmt          For                            For

9.     Approve the placement of the unissued shares              Mgmt          For                            For
       under the control of the Directors

10.    Approve the general issue of ordinary shares              Mgmt          For                            For
       for cash

11.    Approve the general issue of preference shares            Mgmt          For                            For
       for cash

S.12   Grant authority to repurchase Company shares              Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ORDINARY       Non-Voting    No vote
       RESOLUTION CHANGED TO SPECIAL RESOLUTION. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 FOCUS MEDIA HOLDING LIMITED                                                                 Agenda Number:  932954387
--------------------------------------------------------------------------------------------------------------------------
        Security:  34415V109
    Meeting Type:  Annual
    Meeting Date:  13-Oct-2008
          Ticker:  FMCN
            ISIN:  US34415V1098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ELECTION OF YING WU AS THE DIRECTOR       Mgmt          For                            For
       TO SERVE ON THE BOARD OF DIRECTORS FOR A THREE
       YEAR TERM OR UNTIL SUCH DIRECTOR'S SUCCESSOR
       IS ELECTED AND DULY QUALIFIED, AS SET FORTH
       IN THE COMPANY'S NOTICE OF MEETING ENCLOSED
       HEREWITH.

02     APPROVAL TO RATIFY THE APPOINTMENT OF DELOITTE            Mgmt          For                            For
       TOUCHE TOHMATSU CPA LTD. AS INDEPENDENT AUDITORS
       OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2008, AS SET FORTH IN THE COMPANY'S NOTICE
       OF MEETING ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 FOMENTO ECONOMICO MEXICANO SAB DE CV, MEXICO                                                Agenda Number:  701831857
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4182H115
    Meeting Type:  OGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  MXP320321310
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Receive the report of the Board of Directors,             Mgmt          For                            For
       presentation of the financial statements of
       Fomento Economico Mexicano, S.A.B. DE C.V,
       for the 2008 FY, report of the Director general
       and the opinion of the Board of Directors on
       the content of the report of the Director general,
       as well of the reports of the Chairpersons
       of the audit and Corporate Practices Committees,
       in accordance with the under the terms of Article
       172 of the general mercantile Company Law and
       the applicable provisions of the Securities
       Market Law

II.    Receive the report concerning the compliance              Mgmt          For                            For
       with the tax obligations, in accordance with
       that which is provided in Article 86(XX) of
       the Income Tax Law

III.   Approve the allocation of the income account              Mgmt          For                            For
       from the 2008 FY, which includes the declaration
       payment of a cash dividend, in national currency,
       of MXN 0.0807887 for each of the 'B' series
       shares and the amount of MXN 0.100985875 for
       each one of the series 'D' shares, corresponding
       to a total of MXN 0.4039435 for each Femsa
       Unit 'B' and MXN 0.4847322 for each Femsa Unit
       'BD'

IV.    Approve to establish as the maximum amount of             Mgmt          For                            For
       funds that may be allocated for the purchase
       of the Company's own shares, the amount of
       MXN 3,000,000,000.00 in national currency,
       under the terms of Article 56 of the Securities
       Market Law

V.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and Secretaries, both full and alternate, determination
       of their independence, under the terms of the
       Securities Market Law, and setting of their
       compensation

VI.    Approve the Membership of the Committees i]               Mgmt          For                            For
       Finance and Planning, ii] Audit, and iii] Corporate
       practices, designation of the Chairperson of
       each 1 of them and setting of their compensation

VII.   Appoint the delegates to perform and formalize            Mgmt          For                            For
       the resolutions passed by the meeting

VIII.  Approve the minutes of the meeting                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FORD OTOMOTIV SANAYI AS, KOCAELI                                                            Agenda Number:  701709896
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7608S105
    Meeting Type:  EGM
    Meeting Date:  08-Oct-2008
          Ticker:
            ISIN:  TRAOTOSN91H6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the assembly and election of the               Mgmt          No Action
       Chairmanship

2.     Approve to decide the distribution of profit              Mgmt          No Action
       from extraordinary reserves of the Company
       that amounts TRY 193,000,500 which is 55% of
       the Companys paid up capital and decision on
       the date of profit distribution as of 14 OCT
       2008

3.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the assembly




--------------------------------------------------------------------------------------------------------------------------
 FORD OTOMOTIV SANAYI AS, KOCAELI                                                            Agenda Number:  701817732
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7608S105
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  TRAOTOSN91H6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and formation of the Presidency Council           Mgmt          No Action

2.     Approve the reports of the Board of Directors,            Mgmt          No Action
       Auditors, Independent Auditor and financial
       statements

3.     Approve the change in the Board Members                   Mgmt          No Action

4.     Approve to release the Board Members and the              Mgmt          No Action
       Auditors

5.     Approve the Board of Directors proposal regarding         Mgmt          No Action
       the dividend and distribution date

6.     Approve the replacement or re-election of the             Mgmt          No Action
       Board Members whose term of office has expired

7.     Approve the replacement or re-election of the             Mgmt          No Action
       Auditors whose term of office has expired

8.     Approve the determination of the wages of Board           Mgmt          No Action
       Members and Auditors

9.     Approve the information about the donations               Mgmt          No Action

10.    Approve the information about the dividend distribution   Mgmt          No Action
       policy for 2009 and thereafter

11.    Approve to permit the Board Members according             Mgmt          No Action
       to the Items 334 and 335 of the Turkish Commercial
       Code

12.    Authorize the Presidency Council to sign the              Mgmt          No Action
       minutes of the meeting

13.    Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA CHEMICALS AND FIBRE CORP                                                            Agenda Number:  701977627
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y25946107
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0001326007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO REMOVAL        Non-Voting    No vote
       OF COMMENT. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 0.9 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 30 for 1,000
       shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve the proposal of the election of Directors         Mgmt          For                            For
       and Supervisors

B.8    Elect the Directors and Supervisors                       Mgmt          For                            For

B.9    Extraordinary motions                                     Mgmt          Against                        Against

       PLEASE NOTE THAT THE COMPANY WILL NOT PROVIDE             Non-Voting    No vote
       THE REQUIRED CANDIDATE LIST OF THE DIRECTORS
       AND SUPERVISORS TO THE SHAREHOLDERS. AS A RESULT,
       HSBC WILL ABSTAIN FROM VOTING ON THE RESOLUTION
       B.8. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA INTERNATIONAL HOTELS CORP                                                           Agenda Number:  701848915
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2603W109
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002707007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .

A.1    The 2008 business reports                                 Non-Voting    No vote

A.2    The 2008 Audited reports reviewed by the Supervisors      Non-Voting    No vote

A.3    The status of 2008 endorsements and guarantees            Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 10.73 per share

B.3    Approve the issuance of new shares from capital           Mgmt          For                            For
       reserves, proposed bonus issue: 100 for 1,000
       shares held

B.4    Approve to revise the procedures of endorsement,          Mgmt          For                            For
       guarantee and monetary loans

B.5    Elect the Directors and the Supervisors                   Mgmt          For                            For

B.6    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA PETROCHEMICAL CORP                                                                  Agenda Number:  701955241
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2608S103
    Meeting Type:  AGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  TW0006505001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 543500 DUE TO ADDITIONAL OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A NO VOTE

A.1    The 2008 business operations                              Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 1.2 per share

B.3    Approve the issuance of new shares, proposed              Mgmt          For                            For
       stock dividend: 30 for 1,000 shares held

B.4    Approve the proposal to elect the Directors               Mgmt          For                            For
       and the Supervisors

B.5    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.7    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.8    Elect the Directors and the Supervisors                   Mgmt          For                            For

B.9    Extraordinary motions                                     Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA PLASTICS CORP                                                                       Agenda Number:  701954819
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26095102
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  TW0001301000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544517 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

A.1    The 2008 business operations                              Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 1.8 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus; proposed stock dividend:70
       for 1,000 shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve the proposal of election of Directors             Mgmt          For                            For
       and Supervisors

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.7    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.8    Elect the Directors and Supervisors                       Mgmt          For                            For

B.9    Extraordinary motions                                     Mgmt          For                            Against

       PLEASE NOTE THAT THE COMPANY WILL NOT PROVIDE             Non-Voting    No vote
       THE REQUIRED CANDIDATE LIST OF THE DIRECTORS
       AND SUPERVISORS TO THE SHAREHOLDERS. AS A RESULT,
       HSBC WILL ABSTAIN FROM VOTING ON THE RESOLUTIONS
       B.5 AND B.8. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ADDITIONAL COMMENT. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA TAFFETA CO LTD                                                                      Agenda Number:  701991223
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26154107
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  TW0001434009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 1.5 per share

B.3    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.6    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.7    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 FOSCHINI LTD                                                                                Agenda Number:  701671213
--------------------------------------------------------------------------------------------------------------------------
        Security:  S29260122
    Meeting Type:  AGM
    Meeting Date:  03-Sep-2008
          Ticker:
            ISIN:  ZAE000031019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and adopt the annual financial statements         Mgmt          For                            For
       of the Company and the Group for the YE 31
       MAR 2008

O.2    Re-appoint KPMG Inc. as the Auditors of the               Mgmt          For                            For
       Company, until the AGM and authorize the Directors
       to determine the remuneration for the past
       year

O.3    Approve the remuneration to be paid to the Non-Executive  Mgmt          For                            For
       Directors for the YE 31 MAR 2009, as specified

O.4    Re-elect Mr. Ronnie Stein as an Executive Director,       Mgmt          For                            For
       who is retiring by rotation, in accordance
       with the provisions of the Articles of Association
       of the Company

O.5    Re-elect Mr. Neville H. Goodwin as an Independent         Mgmt          For                            For
       Non- Executive Director, who is retiring by
       rotation, in accordance with the provisions
       of the Articles of Association of the Company

O.6    Re-elect Mr. Michael Lewis as an Non-Executive            Mgmt          For                            For
       Director, who is retiring by rotation, in accordance
       with the provisions of the Articles of Association
       of the Company

S.1    Approve the Company contemplated in Sections              Mgmt          For                            For
       85(2) and 85(3) of the Companies Act, 1973
       [Act No. 61 of 1973] as amended [the Act],
       the acquisition by the Company or any of its
       subsidiaries from time to time of the issued
       ordinary shares of the Company, upon such terms
       and conditions and in such amounts as the Directors
       of the Company may from time to time determine,
       but subject to the Articles of Association
       of the Company, the provisions of the Act and
       the Listings Requirements of the JSE Limited
       [JSE] as presently constituted and which may
       be amended from time to time, and subject to
       the repurchase of securities being effected
       through the order book operated by the JSE
       trading system and done without any prior understanding
       or arrangement between the Company and the
       counterparty [reported trades are prohibited];
       repurchase may not be made at a price greater
       than 10% the weighted average of the market
       value for the securities for the 5 business
       days immediately preceding the date on which
       the transaction is effected; at any point in
       time, a Company may only appoint 1 agent to
       effect any repurchases on the Company's behalf
       ; issuers may only undertake a repurchase of
       securities, if, after such repurchase, it still
       complies with Paragraphs 3.37 to 3.41 concerning
       shareholder spread requirements; an issuer
       or its subsidiaries may not repurchase securities
       during a prohibited period as defined in Paragraph
       3.67 and the acquisition of ordinary shares
       in any 1 FY may not exceed, in aggregate 20%
       of the Company's issued ordinary share capital
       of that class, at the time that approval is
       granted, and the acquisition of shares by a
       subsidiary of the Company may not exceed 10%
       in aggregate in any 1 financial year of the
       number of issued shares of the Company of that
       Class; and [Authority expires the earlier of
       the next AGM or 15 months]; statement by the
       Board of Directors of the Company; pursuant
       to and in terms of the Listings Requirements
       of the JSE, the Board of Directors of the Company
       hereby states: 1] the intention of the Directors
       of the Company is to utilize the general authority
       if at some future date the cash resources of
       the Company are in excess of its requirements,
       in this regard the Directors will take account
       of, inter alia, an appropriate capitalization
       structure for the Company, the long-term cash
       needs of the Company, and will ensure that
       any such utilization is in the interests of
       shareholders; and 2] in determining the method
       by which the Company intends to repurchase
       its securities, the maximum number of securities
       to be repurchased and the date on which such
       repurchase will take place, the Directors of
       the Company will ensure that: 2.1] the Company
       and the group will be able to pay their debts
       as they become due in the ordinary course of
       business for the next 12 months; 2.2] the assets
       of the Company and the Group will be in excess
       of the liabilities of the Company and the group
       for the next 1 2 months, for this purpose,
       the assets and liabilities will be recognized
       and measured in accordance with the accounting
       policies used in the latest audited consolidated
       annual financial statements; 2.3] the issued
       share capital and reserves of the Company and
       the group will be adequate for the purposes
       of the business of the Company and the group
       for the next 12 months; and 2.4] the working
       capital available to the Company and the group
       will be sufficient for the Group's Requirements
       for the next 12 months; the Board of Directors
       of the Company will notify the shareholders
       of the terms of the repurchase of the Company
       shares by publishing an announcement in the
       press in accordance with the Listings Requirements
       of the JSE should the Company or it s subsidiaries
       cumulatively repurchase more than 3% of the
       Company's issued share capital, the Board of
       Directors will ensure that its sponsor provides
       the necessary sponsor letter on the adequacy
       of the working capital in terms of Section
       2.12 of the JSE Limited Listings Requirements,
       prior to the commencement of any purchases
       of Foschini Limited shares on the open market
       after the date of the AGM of the Company on
       03 SEP 2008

O.7    Authorize any Director of the Company to do               Mgmt          For                            For
       all such things and sign all such documents
       as may be necessary for or incidental to the
       implementation of Ordinary Resolutions 1 to
       6 and Special Resolution Number 1 proposed
       at the meeting convening to consider this resolution

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FOTEX ELSO AMERIKAI MAGYAR FOTOSZOLGALTATASI RESZVENYTARSASAG                               Agenda Number:  701655207
--------------------------------------------------------------------------------------------------------------------------
        Security:  X29907163
    Meeting Type:  EGM
    Meeting Date:  04-Aug-2008
          Ticker:
            ISIN:  HU0000075189
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

1.     Approve the draft of the Board of Directors               Mgmt          No Action
       for transformation into European Public Company

2.     Approve the decision about the intention to               Mgmt          No Action
       transform into European Public Company

3.     Approve the preliminary surveying on which shareholders   Mgmt          No Action
       would not wish to become shareholder of the
       successor Company

4.     Approve the decision on the method and deadline           Mgmt          No Action
       of secession statement of shareholders not
       wishing to become shareholder in the successor
       Company

5.     Approve the determination of record date of               Mgmt          No Action
       Asset Balance Sheet Scheme

6.     Approve the decision about the person responsible         Mgmt          No Action
       for Independent Auditing

7.     Approve the mandate given to the Board of Directors       Mgmt          No Action
       to prepare the Asset Balance Sheet Scheme and
       other necessary instruments necessary for the
       transformation




--------------------------------------------------------------------------------------------------------------------------
 FOTEX FIRST AMERICAN-HUNGARIAN HOLDING CO PLC                                               Agenda Number:  701688369
--------------------------------------------------------------------------------------------------------------------------
        Security:  X29907163
    Meeting Type:  EGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  HU0000075189
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

1.     Approve to accept the schedule of the balance             Mgmt          No Action
       of properties and the enclosures thereof

2.     Approve the final decision on transforming the            Mgmt          No Action
       Company into SE

3.     Approve to determine the percentage of the scheduled      Mgmt          No Action
       registered capital due to the shareholders
       of the legal successor Company

4.     Approve the delivering decision on the acceptance         Mgmt          No Action
       of the announcement of the intention on secession
       of the shareholders, who do not want to participate
       in the legal successor Company

5.     Approve to determine the property percentage              Mgmt          No Action
       due to the shareholders, who do not want to
       participate in the legal successor company,
       as well, as delivering decision on sharing
       of them

6.     Authorize the Board of Directors for buying               Mgmt          No Action
       the share of the shareholders, who do not want
       to participate in the transformation, as own
       shares of the Company

7.     Authorize the Board of Directors for buying               Mgmt          No Action
       the own shares

8.     Approve to determine the date of the transformation       Mgmt          No Action

9.     Approve to accept the deed of foundation of               Mgmt          No Action
       the SE

10.    Elect the members of the Board of Directors               Mgmt          No Action

11.    Approve the remuneration of the members of the            Mgmt          No Action
       Board of Directors

12.    Elect the members of the Audit Board                      Mgmt          No Action

13.    Approve the remuneration of the members of the            Mgmt          No Action
       Board of Audit

14.    Elect the Auditor                                         Mgmt          No Action

15.    Approve the remuneration of the Auditor                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 FOTEX FIRST AMERICAN-HUNGARIAN HOLDING CO PLC                                               Agenda Number:  701770390
--------------------------------------------------------------------------------------------------------------------------
        Security:  X29907163
    Meeting Type:  EGM
    Meeting Date:  09-Dec-2008
          Ticker:
            ISIN:  HU0000075189
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 519700 DUE TO ADDITIONAL RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

1.     Amend the Articles of Association of Fotex Holding        Mgmt          No Action
       European Public Company: as a result of the
       transformation of the Company into European
       Public Company, the new name of the Company
       will be Fotex Holding SE European Public Company

2.     Approve, the change of the person responsible             Mgmt          No Action
       for the auditing: Ernst and Young Ltd, the
       Auditor amends their appointment of person
       responsible for the Auditing

3.     Elect new Member of the Board of Directors and            Mgmt          No Action
       new Member of the Audit Committee

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL AT
       13:00 PM ON 09 DEC 2008. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. PLEASE
       BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
       UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ADDITION       Non-Voting    No Action
       OF QUORUM COMMENT. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 FOTEX HOLDING SE COMPANY LIMITED BY SHARES                                                  Agenda Number:  701877182
--------------------------------------------------------------------------------------------------------------------------
        Security:  X29907171
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  HU0000096409
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 APR 2009 at 13:00. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO
       ADVISED THAT YOUR SHARES WILL BE BLOCKED UNTIL
       THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

1.     Receive the report of the Board of Directors              Mgmt          No Action
       on the Company's Management for 2008

2.     Receive the responsible report of the Board               Mgmt          No Action
       of Directors on the Company Management practice
       in 2008 and resolution on the acceptance of
       the report

3.     Receive the report of the Audit Committee on              Mgmt          No Action
       the Company report for 2008

4.     Receive the report of the Auditor on the Company          Mgmt          No Action
       report for 2008

5.     Approve the Company's balance sheet for 2008,             Mgmt          No Action
       the division of the profit and the consolidated
       balance sheet, resolution on the amount of
       dividend for the preference shares, the Board
       of Directors informs the shareholders that
       no dividend will be paid on the common shares
       in 2008, the Board of Directors recommends
       a specified payment of the nominal value of
       the preference shares

6.     Approve the statement of assets and liabilities           Mgmt          No Action
       related to the transformation into European
       Corporation

7.     Approve the report of the Board of Directors              Mgmt          No Action
       on the relocation of the seat

8.     Approve the relocation of the seat of the Company         Mgmt          No Action
       to Luxembourg

9.     Approve the connection with the accounting with           Mgmt          No Action
       the Minority Group of shareholders voting against
       the seat relocation - resolution on the accounting
       day of the statement of assets and liabilities
       and draft stock-list serving as basis to the
       accounting [31 DEC 2008] and the person of
       the Auditor Auditing the draft statement of
       assets and liabilities - draft statement of
       assets and liabilities [balance sheet of the
       report for 2008], acceptance of the draft stock-list
       determination of the partial property due to
       the shareholders voting against the seat relocation
       [equity capital/ subscribed capital ratio on
       31 DEC 2008] - resolution on the manner and
       time of delivery of the partial property [registration
       of change in the seat + 30 days, to be paid
       in cash] - resolution on the transfer of pledge
       [considering the financial and property status
       of the Company, neither the provision of pledge,
       nor the payment of the partial property for
       the minority shareholders are justified, no
       payments to Creditors and other entitled entities
       are justified concerning the liabilities having
       arisen before the publication of the proposal
       on the seat relocation]

10.    Approve the acceptance of the Statute after               Mgmt          No Action
       the relocation

11.    Approve the place, date and agenda of the General         Mgmt          No Action
       Assembly to be held at the new seat of the
       Company and shareholders' authorization

12.    Authorize the Board of Directors to buy own               Mgmt          No Action
       shares [the shares of those who need accounting
       can be purchased for an amount corresponding
       to the equity capital/ subscribed capital ratio
       on the turning date 31 DEC 2008]

13.    Approve the evaluation of the work of the Board           Mgmt          No Action
       of Directors, resolution on order of discharge
       [The General Assembly evaluates the work of
       the Board of Directors pursuant to the Statute
       and, if the conditions are met, ascertains
       that the members of the Board of Directors
       have been acting keeping in mind the priorities
       of the Company; the resolution passed concerning
       the order of discharge includes the period
       to which the performance of the order of discharge
       relates to]




--------------------------------------------------------------------------------------------------------------------------
 FOTEX HOLDING SE PCL                                                                        Agenda Number:  701946456
--------------------------------------------------------------------------------------------------------------------------
        Security:  X29907171
    Meeting Type:  EGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  HU0000096409
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

1.     Approve the acceptance of the new nationality             Mgmt          No Action
       of the Company due to the relocation of its
       seat from Budapest to Luxembourg

2.     Approve the modification of the statutes in               Mgmt          No Action
       accordance with Laws of Luxembourg

3.     Appoint the date of subsequent meeting to be              Mgmt          No Action
       reconvened in case of lack of quorum for the
       Item No.2 of the agenda (three-quarter majority
       is required)

4.     Approve the decision about registered capital             Mgmt          No Action

5.     Approve to recall the present Auditor and assignment      Mgmt          No Action
       of the new one with his/her mandate

6.     Approve the validation of mandate of the Members          Mgmt          No Action
       of the Board of Directors until the date of
       the next AGM

       PLEASE BE ADVISED THAT THIS MEETING WILL TAKE             Non-Voting    No Action
       PLACE IN LUXEMBOURG. SOME SUBCUSTODIANS WILL
       NOT BE ATTENDING TO THIS MEETING. THE COMPANY
       PREPARED A DRAFT POA BY WHICH SHAREHOLDERS
       MAY AUTHORIZE THE REPRESENTATIVES OF THE BOARD
       OF DIRECTORS TO CAST THEIR VOTES ON THIS MEETING.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVES
       TO OBTAIN A COPY OF THIS POA. PLEASE NOTE THAT
       THE POA MUST BE NOTARIZED AND APOSTILLED. THANK
       YOU

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No Action
       OF ADDITIONAL COMMENT. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 FOURTH WHSL GENERATING CO OPEN JT GENERATING CO                                             Agenda Number:  701959059
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3095X101
    Meeting Type:  AGM
    Meeting Date:  17-Jun-2009
          Ticker:
            ISIN:  RU000A0JNGA5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, annual financial               Mgmt          For                            For
       statements and distribution of profit and loss
       of the Company based on the results of FY 2008

2.     Elect the Members of the Board of Directors               Mgmt          For                            For

3.     Elect the Members to the Auditing Commission              Mgmt          For                            For

4.     Approve the Company's Auditor                             Mgmt          For                            For

5.     Approve the changes and amend the Company's               Mgmt          For                            For
       Charter

6.     Approve the provision on the Company Board of             Mgmt          For                            For
       Directors in new reading

7.     Approve the provision on the Company's Executive          Mgmt          For                            For
       Board in new reading




--------------------------------------------------------------------------------------------------------------------------
 FOXCONN TECHNOLOGY CO LTD                                                                   Agenda Number:  701856227
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3002R105
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002354008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 Audited reports                                  Non-Voting    No vote

A.3    The status of joint-venture in People's Republic          Non-Voting    No vote
       of China

A.4    Other presentations                                       Non-Voting    No vote

B.1    Receive the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 0.8 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings proposed stock dividend:140 shares
       for 1,000 shares held

B.4    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.5    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.6    Approve the revision to the rules of shareholder          Mgmt          For                            For
       meeting

B.7    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.8    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 FREEWORLD COATINGS LTD                                                                      Agenda Number:  701793879
--------------------------------------------------------------------------------------------------------------------------
        Security:  S3076D104
    Meeting Type:  AGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  ZAE000109450
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O.1  Receive and approve the annual financial statements       Mgmt          For                            For
       of the Company and the group, incorporating
       the Directors report and the report of the
       Auditors for the YE 30 SEP 2008

2O2.1  Re-appoint Mr. R.M. Godsell as a Director of              Mgmt          For                            For
       the Company, who retires in terms of Article
       21.1 of the Articles of Association of the
       Company

2O2.2  Re-appoint Mr. M.M. Ngoasheng as a Director               Mgmt          For                            For
       of the Company, who retires in terms of Article
       21.1 of the Articles of Association of the
       Company

2O2.3  Re-appoint Mr. D.B. Ntsebeza as a Director of             Mgmt          For                            For
       the Company, who retires in terms of Article
       21.1 of the Articles of Association of the
       Company

2O2.4  Re-appoint Mr. P.M. Surgey as a Director of               Mgmt          For                            For
       the Company, who retires in terms of Article
       21.1 of the Articles of Association of the
       Company

2O2.5  Re-appoint Prof E. Links as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Article 21.1
       of the Articles of Association of the Company

2O2.6  Re-appoint Ms. B. Ngonyama as a Director of               Mgmt          For                            For
       the Company, who retires in terms of Article
       21.1 of the Articles of Association of the
       Company

2O2.7  Re-appoint Ms. N.D.B. Orleyn as a Director of             Mgmt          For                            For
       the Company, who retires in terms of Article
       21.1 of the Articles of Association of the
       Company

3.O.3  Authorize the Directors to re-appoint Deloitte            Mgmt          For                            For
       & Touche as the Independent Auditors of the
       Company and Mr. L. Taljaard as the individual
       registered Auditor who will under take the
       audit for the Company for the ensuing year,
       and to determine the remuneration of the Auditors

4.O.4  Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the Act, the Articles of Association of
       the Company, the JSE listing requirements,
       to issue all or any of the authorized but unissued
       shares in the capital of the Company for cash,
       the equity securities which are the subject
       of the issue for cash must be of a class already
       in issue, or where this is not the case, must
       be limited to such securities or rights that
       are convertible into a class already in issue,
       to public shareholders and not to related parties,
       not exceeding in aggregate in any one FY, 15%
       of the Company's relevant number of equity
       securities in issue of that class [for purpose
       of determining the securities comprising the
       15% number in any 1 year, account must be taken
       of the dilution effect, in the year of issue
       of options/convertible securities, by including
       the number of any equity securities which may
       be issued in future arising out of the issue
       of such options/convertible securities], of
       a particular class, will be aggregated with
       any securities that are compulsorily convertible
       into securities of that class, and in the case
       of the issue of compulsorily convertible securities
       aggregated with the securities of that class
       into which they are compulsorily convertible,
       as regards the number of securities which may
       be issued [the 15% number], shall be based
       on the number of securities of that class in
       issue added to those that may be issued in
       future [arising from the conversion of options/convertible securities] at the date of such application,
       less any securities of the class issued, or
       to be issued in future arising from options/convertible
       securities issued during the current FY, plus
       any securities of that class to be issued pursuant
       to, a rights issue which ahs been announced
       is irrevocable and is fully underwritten or
       acquisition [which has had final terms announced]
       may be induced as though they were securities
       in issue at the date of application; issued
       ordinary share capital at the maximum permitted
       discount of 10% of the average closing price
       of such shares over the 30 previous days of
       the press announcement or, where no announcement
       is required and none has been made, the date
       of issue of such shares; [Authority expires
       the earlier of the next AGM or 15 months from
       the date of this AGM]; a press announcement
       giving full details, including the impact on
       net asset value and earnings per share, will
       be published at the time of any issue representing,
       on a cumulative basis within one FY, 5% or
       more of the number of shares in issue prior
       to the issue

5.S.1  Authorize the Directors of the Company, contemplated      Mgmt          For                            For
       in Sections 85 to 89 of the Act, the acquisitions
       by the Company and/or any subsidiary of the
       Company, from time to time of the issued ordinary
       shares of the Company, upon such terms and
       conditions and in such amounts, subject to
       the Articles of Association of the Company,
       the provisions of the Act and the JSE Listings
       Requirements, when applicable, and provided
       that: the acquisitions of ordinary shares in
       the aggregate in any 1 FY do not year 20% of
       the Company's issued ordinary share capital
       as at the beginning of the FY; the general
       purchase of Securities will be affected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counter party [reported trades are prohibited];
       [Authority expires the earlier of the next
       AGM or 15 months from the date of this special
       resolution]; general repurchases may not be
       made at a price greater than 10% above the
       weighted average of the market value for the
       securities for the 5 business days immediately
       preceding the date on which the transactions
       is effected, the JSE should be consulted for
       a ruling if the applicant's securities have
       not traded in such 5 day business day period;
       at any point in time, the Company may only
       appoint 1 agent to effect any repurchases on
       the Company's behalf; after such repurchases
       the Company will still comply with the JSE
       Listing Requirements concerning shareholder
       spread requirements; the Company or its subsidiary
       may not repurchase securities during a prohibited
       period as defined in the JSE Listing Requirements
       unless they have in place a repurchase programme
       where the dates and quantities of securities
       to be traded during the relevant period are
       fixed [not subject to any variation] and full
       details of the programme have been discussed
       in an announcement over SENS prior to the commencement
       of the prohibited period; when the Company
       has cumulatively repurchased 3% of the initial
       number of the relevant classes of securities,
       and for each 3% in aggregate of the initial
       number of that class acquired thereafter, an
       announcement will be made; and before entering
       the market to proceed with the general repurchase,
       the Company's sponsor will confirm the adequacy
       of the Company and the group's working capital
       in writing to the JSE; the Directors undertake
       that they will not effect a general repurchase
       of shares as contemplated above unless the
       following can be met: the Company and the group
       are in a position to repay their debt in the
       ordinary course of business for a period of
       12 months after the date of the general repurchase;
       the Company and the group's assets, fairly
       valued in accordance with the accounting policies
       used in the latest audited financial statements
       will exceed the liabilities of the Company
       and the group for a period of 12 months after
       the date of the general repurchase; the share
       capital and the reserves of the Company and
       the group are adequate for ordinary business
       purposes for the next 12 months after the date
       of the general repurchase; the available working
       capital of the Company and the group will be
       adequate for ordinary business purposes for
       a period of 12 months after the date of the
       general repurchase




--------------------------------------------------------------------------------------------------------------------------
 FU JI FOOD AND CATERING SERVICES HOLDINGS LTD                                               Agenda Number:  701673231
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3685B104
    Meeting Type:  AGM
    Meeting Date:  04-Sep-2008
          Ticker:
            ISIN:  KYG3685B1041
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the consolidated audited              Mgmt          For                            For
       financial statements and the reports of the
       Directors of the Company and the Company's
       Auditors for the YE 31 MAR 2008

2.     Approve and declare the payment of a final dividend       Mgmt          For                            For
       for the YE 31 MAR 2008

3.I    Re-elect Ms. Yao Juan as an Executive Director            Mgmt          For                            For
       of the Company

3.II   Re-elect Mr. Tung Fai as an Executive Director            Mgmt          For                            For
       of the Company

3.III  Re-elect Ms. Ku Wang as an Executive Director             Mgmt          For                            For
       of the Company

4.     Re-appoint CCIF CPA Limited as the Company's              Mgmt          For                            For
       Auditor and authorize the Board of Directors
       to fix their remuneration

5.     Authorize the Directors of the Company, pursuant          Mgmt          For                            For
       to the Rules Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited
       [Listing Rules], to allot, issue and deal with
       the unissued shares [each, a 'Share'] of HKD
       0.01 each in the capital of the Company and
       make or grant offers, agreements and options,
       including warrants or similar rights to subscribe
       for shares, during and after the relevant period,
       not exceeding the aggregate of 20% of the aggregate
       nominal value of the issued share capital of
       the Company and the nominal amount of share
       capital repurchased [up to 10% of the aggregate
       nominal amount of the issued share capital],
       otherwise than pursuant to i) a rights issue;
       or ii) the exercise of any options granted
       under all Share Option Schemes of the Company
       adopted from time to time in accordance with
       the Listing Rules; or iii) any scrip dividend
       or similar arrangement; or iv) the exercise
       of subscription or conversion rights under
       the terms of any warrants and securities; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Articles of Association
       of the Company or the applicable Laws of Cayman
       Islands to be held]

6.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares [each, a 'Share'] of HKD 0.01 each in
       the capital of the Company on The Stock Exchange
       of Hong Kong Limited [Stock Exchange], or any
       other stock exchange on which the Shares may
       be listed and recognized by the Securities
       and Futures Commission of Hong Kong and the
       Stock Exchange for such purpose, and otherwise
       in accordance with the rules and regulations
       of the Securities and Futures Commission of
       Hong Kong, the Stock Exchange, the Companies
       Law, Chapter 22 [Law 3 of 1961, as consolidated
       and revised] of the Cayman Islands and all
       other applicable Laws, during the relevant
       period, not exceeding 10% of the aggregate
       nominal amount of the issued share capital;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association of the Company or the applicable
       Laws of Cayman Islands to be held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, to extend the general mandate granted
       to the Directors of the Company pursuant to
       Resolution 5, by the addition to the aggregate
       nominal value of the shares which may be allotted
       or agreed conditionally or unconditionally
       to be allotted by the Directors of the Company
       pursuant to or in accordance with such general
       mandate of an amount representing the aggregate
       nominal value of the share capital of the Company
       purchased or agreed to be purchased by the
       Company pursuant to or in accordance with the
       authority granted Resolution 6




--------------------------------------------------------------------------------------------------------------------------
 FUBON FINL HLDG CO LTD                                                                      Agenda Number:  701773574
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26528102
    Meeting Type:  EGM
    Meeting Date:  05-Dec-2008
          Ticker:
            ISIN:  TW0002881000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 512950 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to acquire Ing Life Insurance Co. Limited         Mgmt          For                            For
       for US 600 million, the subordinated debt issuance
       and its issued subordinated Corporate Bonds
       via private placement

2.     No other proposals and extraordinary motions              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FUBON FINL HLDG CO LTD                                                                      Agenda Number:  701924854
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26528102
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002881000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 546044 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       COMMENT HAS BEEN DELETED. THANK YOU                       Non-Voting    No vote

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 Audited reports                        Non-Voting    No vote

A.3    To report the status of the corporate bonds               Non-Voting    No vote
       via private placement

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution [there               Mgmt          For                            For
       is no dividend will be distributed]

B.3    Approve that the Company intends to develop               Mgmt          For                            For
       a plan for the long term raising of capital
       and authorize the Board of Directors to take
       appropriate measures at the appropriate time
       to proceed

B.4    Approve the revision to the procedure of asset            Mgmt          For                            For
       acquisition or disposal

B.5    Elect Mr. K. C. Chen, ID NO.: A210358712 as               Mgmt          For                            For
       an Independent Director to the 4th term of
       Board of Directors

B.6    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.7    Extraordinary motions                                     Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF DIRECTOR'S NAME. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 G STEEL PUBLIC CO LTD                                                                       Agenda Number:  701860024
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2905B118
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  TH0891010017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the AGM for the year               Mgmt          For                            For
       2008 on 24 APR 2008

2.     Acknowledge the annual report prepared by the             Mgmt          For                            For
       Board of Directors for the year 2008

3.     Approve the balance sheet and the profit and              Mgmt          For                            For
       loss statement for the year 2008 ended 31 DEC
       2008

4.     Approve the abstain dividend payment from the             Mgmt          For                            For
       Company's business operations for the year
       2008

5.     Elect the Directors in replacement of those               Mgmt          For                            For
       retired by rotation

6.     Approve to fix the amount of remuneration to              Mgmt          For                            For
       be paid to Directors for the year 2009

7.     Appoint the Auditors and fix the auditing fee             Mgmt          For                            For
       for the year 2009

8.     Other matter [if any]                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 GAFISA S A                                                                                  Agenda Number:  701875823
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4408T158
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRGFSAACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

I.     Receive the accounts of the Administrators and            Mgmt          For                            For
       vote on the financial statements regarding
       the FYE 31 DEC 2008

II.    Approve the net profits from the FY of 2008               Mgmt          For                            For
       and the distribution of dividends in the amount
       of BRL 26,106,142,88

III.   Elect the Members of the Board of Directors               Mgmt          For                            For

IV.    Ratify the amounts paid on account of aggregate           Mgmt          For                            For
       remuneration attributed to the administrators
       of the Company for the 2008 FY and setting
       of the amount of the aggregate remuneration
       to be paid to the administrators of the Company
       in the 2009 FY

V.     Approve to decide on the newspapers in which              Mgmt          For                            For
       Company notices will be published




--------------------------------------------------------------------------------------------------------------------------
 GAFISA S A                                                                                  Agenda Number:  701949438
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4408T158
    Meeting Type:  EGM
    Meeting Date:  18-May-2009
          Ticker:
            ISIN:  BRGFSAACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 552564 DUE TO SPLITTING OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES "IN FAVOR" AND "AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.1    Amend Article 3, so as to clarify the Corporate           Mgmt          For                            For
       purpose of the Company

1.2    Amend Article 5, so as to reflect the increases           Mgmt          For                            For
       in capital approved by the Board of Directors,
       within the authorized share capital limits
       of the Corporate Bylaws of the Company

1.3    Amend Article 6, to adapt the text of its sole            Mgmt          For                            For
       paragraph to the legal provision of the Corporate
       Bylaws of the Company

1.4    Amend Article 8, to include three new Paragraphs          Mgmt          For                            For
       concerning the instatement of the general meetings
       of the Corporate Bylaws of the Company

1.5    Amend Article 21, so as to adjust the authority           Mgmt          For                            For
       of the Board of Directors of the Corporate
       Bylaws of the Company

1.6    Amend Article 27, so as to adjust the authority           Mgmt          For                            For
       of the Chief Executive Officer of the Corporate
       Bylaws of the Company

1.7    Amend Article 30, to adjust the manner in which           Mgmt          For                            For
       the Company is represented in specific situations
       and the duration for the granting of powers
       of attorney of the Corporate Bylaws of the
       Company

1.8    Amend to exclude Article 47, temporary provision          Mgmt          For                            For
       contained in the general provisions of the
       Corporate Bylaws of the Company, all in accordance
       with the proposal made available on this date
       to shareholders at the websites of the Securities
       Commission and of Bovespa, through the periodical
       information IPE in Portuguese System of the
       Corporate Bylaws of the Company




--------------------------------------------------------------------------------------------------------------------------
 GAIL (INDIA) LTD                                                                            Agenda Number:  701647995
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2682X135
    Meeting Type:  OTH
    Meeting Date:  05-Jul-2008
          Ticker:
            ISIN:  INE129A01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE. YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Amend, pursuant to the provision of Section               Mgmt          For                            For
       17 and other applicable provisions of the Companies
       Act, 1956, including any statutory modification
       or re-enactment thereof for the time being
       in force, the main objects Clause of the Memorandum
       of Association of the Company by substituting
       the existing Clause No. 17 & 20 and adding
       new Clause No. 23 & 24 as under: Clause No.
       17; Clause No. 20; Clause No. 23; Clause No.
       24 as specified; and authorize the Board of
       Directors to do all such acts, deeds, matters
       and things as may be considered necessary,
       desirable or expedient for giving effect to
       the above resolution and to delegate the authority
       duly vested in it by virtue hereof to the Chairman
       & Managing Director and/or Director and/or
       Company Secretary to do the various acts, deeds,
       and things required to be done in this behalf

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 488431 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GAIL (INDIA) LTD                                                                            Agenda Number:  701684551
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2682X135
    Meeting Type:  AGM
    Meeting Date:  04-Sep-2008
          Ticker:
            ISIN:  INE129A01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, profit & loss account for
       the YE 31 MAR 2008, the Board's Report, the
       Auditors' Report and the comments thereupon
       of Comptroller & Auditor General of India

2.     Declare dividend on Equity Share Capital for              Mgmt          For                            For
       the FYE on 31 MAR 2008, the Board has recommended
       a total dividend of 100% on the paid-up Equity
       Share Capital of the Company for the YE 31
       MAR 2008, which includes interim dividend of
       40% already paid in DEC 2007

3.     Re-appoint Shri R.K. Goel as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Dr. Amit Mitra as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Re-appoint Dr. A.K. Kundra as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       to decide and fix the remuneration of the Statutory/Branch
       Auditors of the Company for the FY 2008-2009,
       as may be deemed fit by the Board

7.     Appoint, in accordance with the provision of              Mgmt          For                            For
       Section 257 and other applicable provision,
       if any, of the Companies Act, 1956, Dr. U.K.
       Sen as a Director of the Company, liable to
       retire by Rotation

S.8    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       16, 31, 94 and other applicable provisions
       of the Companies Act, 1956, and other applicable
       laws, if any, to increase the authorized share
       capital of the Company from INR 1,000 Crores
       to INR 2,000 Crores, ranking pan passu with
       the existing equity shares; amend the existing
       ClauseV of the Memorandum of Association of
       the Company by way of substitution of the Clause
       as specified; the existing Article 5 of the
       Articles of Association of the Company be amended
       by way of substitution of the Article as specified;
       authorize the Chief Managing Director and/or
       Director and/or Company Secretary to do all
       such acts, deeds, matters and things and execute
       all such deeds, documents and instruments as
       may be deemed necessary to effectuate the decision
       in the foregoing resolution

9.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in accordance with the relevant provisions
       of the Memorandum and Articles of Association
       of the Company and recommendation of the Board
       of Directors, and subject to the guidelines
       issued by the Securities and Exchange Board
       of India and such other consents or approvals
       as may be required in this regard or applicable,
       and subject to the conditions and modifications,
       if any, as may be prescribed and agreed to
       by the Board, [herein after referred to as
       the Board, which expression shall include a
       Committee of Directors duly authorized in this
       behalf], for capitalization of a sum of INR
       422,82,58,000/- being part of the amount standing
       to the credit of the General Reserve in the
       books of the Company, be capitalized and distributed
       amongst the holders of the existing equity
       shares of the Company whose names stand on
       the Register of Members/ Beneficial Owners
       on Record Date/Book Closure to be fixed separately
       in this behalf that they become entitled thereto
       as capital and not as income and that the same
       be not paid in cash but be applied on behalf
       of such shareholders as aforesaid in paying
       up in full at par 42,28,25,800 new equity shares
       of INR 10/-each to be allotted, distributed
       and credited as fully paid-up amongst the said
       shareholders in the proportion of 1 new equity
       share for every 2 existing equity shares held
       by them; the issue and allotment of new equity
       shares and payment in respect of fractional
       entitlement, if any, in terms hereof to the
       non-resident shareholders of the Company, shall
       be subject to the provisions of the Regulations
       made under the Foreign Exchange Management
       Act, 1999; the 42,28,25,800 new equity shares
       of INR 10/- each to be allotted as Bonus Shares,
       shall be subject to the Memorandum and Articles
       of Association of the Company and shall rank,
       in all respects, pan passu with the existing
       equity shares of the Company and shall be entitled
       to participate in full in any dividend declared
       after the Bonus shares are allotted; no letter
       of allotment shall be issued in respect of
       Bonus Shares and Members holding in physical
       form will be delivered share certificates except
       that the Bonus shares will be credited to demat
       accounts of the allottees who are holding the
       existing equity shares in electronic form;
       the Board shall not issue any certificate or
       coupon in respect of fractional shares, but
       the total number of such new equity shares
       representing such fractions shall be allotted
       by the Board to a nominee[s] to be selected
       by the Board, who would hold them as trustee[s]
       for the equity shareholders who would have
       entitled to such fractions, such nominee[s]
       will as soon as possible sell such equity shares
       at the prevailing market rate and the net sale
       proceeds of such shares, after adjusting the
       cost and expenses in respect thereof, be distributed
       among such Members who are entitled to such
       fractions in proportion of their respective
       holding and allotment of fractions thereof,
       authorize the Board of Directors to take all
       other steps as may be necessary to give effect
       to the aforesaid resolution[s] and determine
       all other terms and conditions of the issue
       of bonus shares as the Board may in its absolute
       discretion deem fit including settling any
       question, doubt or difficulty that may arise
       with regard to or in relation to the issue
       or allotment of the bonus shares




--------------------------------------------------------------------------------------------------------------------------
 GAIL (INDIA) LTD                                                                            Agenda Number:  701687521
--------------------------------------------------------------------------------------------------------------------------
        Security:  36268T206
    Meeting Type:  OGM
    Meeting Date:  04-Sep-2008
          Ticker:
            ISIN:  US36268T2069
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE.
       THANK YOU.

1.     Receive the audited balance sheet as at 31 MAR            Non-Voting    No vote
       2008, profit & loss account for the YE 31 MAR
       2008, the Board's Report, the Auditors' Report
       and the comments thereupon of Comptroller &
       Auditor General of India

2.     To declare dividend on Equity Share Capital               Non-Voting    No vote
       for the FYE on 31 MAR 2008, the Board has recommended
       a total dividend of 100% on the paid-up Equity
       Share Capital of the Company for the YE 31
       MAR 2008, which includes interim dividend of
       40% already paid in DEC 2007

3.     To appoint a Director in place of Shri R.K.               Non-Voting    No vote
       Goel as a Director, who retires by rotation
       and being eligible, offers himself for re-appointment

4.     To appoint a Director in place of Dr. Amit Mitra          Non-Voting    No vote
       as a Director, who retires by rotation, and
       being eligible, offers himself for re-appointment

5.     To appoint a Director Dr. A.K. Kundra as a Director,      Non-Voting    No vote
       who retires by rotation, and being eligible,
       offers himself for re-appointment

6.     The Board of Directors of the Company be and              Non-Voting    No vote
       is hereby authorized to decide and fix the
       remuneration of the Statutory/Branch Auditors
       of the Company for the FY 2008-2009, as may
       be deemed fit by the Board

7.     In accordance with the provision of Section               Non-Voting    No vote
       257 and other applicable provision, if any,
       of the Companies Act, 1956, Dr. U.K. Sen, who
       was appointed as an Additional Director with
       effective from 29 APR 2008 be and is hereby
       appointed as a Director of the Company, liable
       to retire by rotation

S.8    Pursuant to the provisions of Sections 16, 31,            Non-Voting    No vote
       94 and other applicable provisions of the Companies
       Act, 1956, and other applicable laws, if any,
       the approval of Members be and is hereby accorded
       to increase the authorized share capital of
       the Company from INR 1,000 Crores to INR 2,000
       Crores, ranking pari passu with the existing
       equity shares; the existing Clause V of the
       Memorandum of Association of the Company be
       amended by way of substitution of the Clause
       as specified; the existing Article 5 of the
       Articles of Association of the Company be amended
       by way of substitution of the Article as specified;
       Chief Managing Director and/or Director and/or
       Company Secretary be and is/are authorized
       to do all such acts, deeds, matters and things
       and execute all such deeds, documents and instruments
       as may be deemed necessary to effectuate the
       decision in the foregoing resolution

9.     In accordance with the relevant provisions of             Non-Voting    No vote
       the Memorandum and Articles of Association
       of the Company and recommendation of the Board
       of Directors, and subject to the guidelines
       issued by the Securities and Exchange Board
       of India and such other consents or approvals
       as may be required in this regard or applicable,
       and subject to the conditions and modifications,
       if any, as may be prescribed and agreed to
       by the Board, consent of the Members be and
       is hereby accorded to the Board of Directors
       of the Company [herein after referred to as
       the Board, which expression shall include a
       Committee of Directors duly authorized in this
       behalf], for capitalization of a sum of INR
       422,82,58,000 being part of the amount standing
       to the credit of the General Reserve in the
       books of the Company, be capitalized and distributed
       amongst the holders of the existing equity
       shares of the Company whose names stand on
       the Register of Members/Beneficial Owners on
       Record Date/Book Closure to be fixed separately
       in this behalf that they become entitled thereto
       as capital and not as income and that the same
       be not paid in cash but be applied on behalf
       of such shareholders as aforesaid in paying
       up in full at par 42,28,25,800 new equity shares
       of INR 10 each to be allotted, distributed
       and credited as fully paid-up amongst the said
       shareholders in the proportion of 1 new equity
       share for every 2 existing equity shares held
       by them; the issue and allotment of new equity
       shares and payment in respect of fractional
       entitlement, if any, in terms hereof to the
       non-resident shareholders of the Company, shall
       be subject to the provisions of the Regulations
       made under the Foreign Exchange Management
       Act, 1999; the 42,28,25,800 new equity shares
       of INR 10 each to be allotted as Bonus Shares,
       shall be subject to the Memorandum and Articles
       of Association of the Company and shall rank,
       in all respects, pari passu with the existing
       equity shares of the Company and shall be entitled
       to participate in full in any dividend declared
       after the Bonus shares are allotted; no letter
       of allotment shall be issued in respect of
       Bonus Shares and Members holding in physical
       form will be delivered share certificates except
       that the Bonus shares will be credited to demat
       accounts of the allottees who are holding the
       existing equity shares in electronic form;
       the Board shall not issue any certificate or
       coupon in respect of fractional shares, but
       the total number of such new equity shares
       representing such fractions shall be allotted
       by the Board to a nominee[s] to be selected
       by the Board, who would hold them as trustee[s]
       for the equity shareholders who would have
       entitled to such fractions, such nominee[s]
       will as soon as possible sell such equity shares
       at the prevailing market rate and the net sale
       proceeds of such shares, after adjusting the
       cost and expenses in respect thereof, be distributed
       among such Members who are entitled to such
       fractions in proportion of their respective
       holding and allotment of fractions thereof,
       the Board of Directors be and hereby authorized
       to take all other steps as may be necessary
       to give effect to the aforesaid resolution[s]
       and determine all other terms and conditions
       of the issue of bonus shares as the Board may
       in its absolute discretion deem fit including
       settling any question, doubt or difficulty
       that may arise with regard to or in relation
       to the issue or allotment of the bonus shares




--------------------------------------------------------------------------------------------------------------------------
 GALFAR ENGINEERING & CONTRACTING SAOG                                                       Agenda Number:  701850895
--------------------------------------------------------------------------------------------------------------------------
        Security:  M47096108
    Meeting Type:  OGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  OM000A0M6VL7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Approve the Board of Directors report for the             Mgmt          For                            For
       YE 31 DEC 2008

2.     Approve Corporate Governance report for the               Mgmt          For                            For
       YE 31 DEC 2008

3.     Approve the Auditors report audit annual financial        Mgmt          For                            For
       statement and profit and loss accounts for
       the YE 31 DEC 2008

4.     Approve the Board of Directors recommendation             Mgmt          For                            For
       to distribute cash dividend at rate of 20%
       being OMR 0.020 per share

5.     Approve the Board of Directors recommendation             Mgmt          For                            For
       to distribute stock dividend at a rate of 20%
       of the issued and paid up share capital of
       the Company, as a result of such resolution,
       the number of share capital of the Company
       is increased from million 300 shares

6.     Ratify the sitting fees for the Board Directors           Mgmt          For                            For
       and it sub committees during the FY 2008 and
       fix sitting fees for the FY 2009 as per attachment

7.     Approve the proposed Directors remuneration               Mgmt          For                            For
       for the FY 2008 in a sum of OMR 165000

8.     Approve to inform the AGM on the related party            Mgmt          For                            For
       transaction that took place during the FYE
       31 DEC 2008 and the same as per attachment

9.     Approve, to inform the AGM on the related party           Mgmt          For                            For
       transaction if any that the Company will undergo
       during the up coming FYE 31 DEC 2009 and the
       same as per attachment

10.    Approve to inform the AGM of the donation approved        Mgmt          For                            For
       by the Board on 22 JAN 2009 for the Oman National
       Soccer Team USD 250000 and Oman charitable
       Corporation in favour people of Ghaza OMR 100000
       and to ratify the same

11.    Approve to inform the AGM on the appointment              Mgmt          For                            For
       made by the Board of Directors of the Company
       of the Member who succeeded  the Member representing
       Aimaar united investment and projects LLC on
       the Board for the remaining tenure of the Board
       and to ratify the same

12.    Appoint the External Auditors for the FY 31               Mgmt          For                            For
       DEC 2009 and approve to determine their fees




--------------------------------------------------------------------------------------------------------------------------
 GALFAR ENGINEERING & CONTRACTING SAOG                                                       Agenda Number:  701843472
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV11024
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  OM0000003521
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for the             Mgmt          For                            For
       YE 31 DEC 2008

2.     Approve the Corporate Governance report for               Mgmt          For                            For
       the YE 31 DEC 2008

3.     Approve the Auditors report audit annual financial        Mgmt          For                            For
       statement and profit and loss accounts for
       the YE 31 DEC 2008

4.     Approve the Board of Directors recommendation             Mgmt          For                            For
       to distribute cash dividend at rate of 20%;
       being OMR 0.020 per share

5.     Approve the Board of Directors recommendation             Mgmt          For                            For
       to distribute stock dividend at a rate of 20%
       of the issued and paid up share capital of
       the Company; as a result of such resolution;
       the number of share capital of the Company
       is increased from million 300 shares

6.     Approve and ratify the sitting fees for the               Mgmt          For                            For
       Board of Directors and it sub Committees during
       the FY 2008 and fix sitting fees for the FY
       2009 as per attachment

7.     Approve the Directors remuneration for the FY             Mgmt          For                            For
       2008 in a sum of OMR 165000

8.     Approve, to inform the AGM on the related party           Mgmt          For                            For
       transaction that took place during the FYE
       31 DEC 2008 and the same as per attachment

9.     Approve, to inform the AGM on the related party           Mgmt          For                            For
       transaction; if any; that the Company will
       undergo during the up coming FYE 31 DEC 2009
       and the same as per attachment

10.    Approve to inform the AGM of the donation approved        Mgmt          For                            For
       by the Board on 22 JAN 2009 for the Oman National
       Soccer Team US Dollar 250000 and Oman Charitable
       Corporation in favour People of Ghaza OMR 100000
       and to ratify the same

11.    Approve to inform the AGM on the appointment              Mgmt          For                            For
       made by the Board of Directors of the Company
       of the Member who succeeded the Member representing
       Aimaar United Investment and Projects LLC on
       the Board for the remaining tenure of the Board
       and to ratify the same

12.    Appoint the External Auditors for the fiscal              Mgmt          For                            For
       ending 31 DEC 2009 and approve to determine
       their fees




--------------------------------------------------------------------------------------------------------------------------
 GAMUDA BHD                                                                                  Agenda Number:  701768408
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2679X106
    Meeting Type:  AGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  MYL5398OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the audited financial statements for              Non-Voting    No vote
       the YE 31 JUL 2008 and the reports of the Directors
       and the Auditors thereon

1.     Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 334,000 for the YE 31 JUL 2008

2.     Re-elect Mr. Goon Heng Wah as a Director, who             Mgmt          For                            For
       retires pursuant to Article 95 of the Company's
       Articles of Association

3.     Re-elect Mr. Ir Ha Tiing Tai as a Director,               Mgmt          For                            For
       who retires pursuant to Article 95 of the Company's
       Articles of Association

4.     Re-elect Ms. Wong Chin Yen as a Director, who             Mgmt          For                            For
       retires pursuant to Article 95 of the Company's
       Articles of Association

5.     Re-appoint Y. Bhg Tan Sri Dato' Ir Talha bin              Mgmt          For                            For
       Haji Mohd Hashim as a Director of the Company,
       who retires pursuant to Section 129 of the
       Companies Act, 1965, to hold office until the
       conclusion of the next AGM

6.     Re-appoint Y. Bhg Tan Sri Dato' Mohd Ramli bin            Mgmt          For                            For
       Kushairi as a Director of the Company, who
       retires pursuant to Section 129 of the Companies
       Act, 1965, to hold office until the conclusion
       of the next AGM

7.     Re-appoint Y. Bhg Dato' Ir Kamarul Zaman bin              Mgmt          For                            For
       Mohd Ali as a Director of the Company, who
       retires pursuant to Section 129 of the Companies
       Act, 1965, to hold office until the conclusion
       of the next AGM

8.     Re-appoint Y. M. Raja Dato' Seri Abdul Aziz               Mgmt          For                            For
       bin Raja Salim as a Director of the Company,
       who retires pursuant to Section 129 of the
       Companies Act, 1965, to hold office until the
       conclusion of the next AGM

9.     Re-appoint Messrs. Ernst & Young, the retiring            Mgmt          For                            For
       Auditors, and authorize the Directors to fix
       their remuneration

10.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to allot and
       issue shares in the Company, at any time and
       upon such terms and conditions and for such
       purposes as the Directors may in their absolute
       discretion deem fit, provided that the aggregate
       number of shares issued pursuant to this resolution
       does not exceed 10% of the issued share capital
       of the Company for the time being and to obtain
       the approval of Bursa Malaysia Securities Berhad
       for the listing of and quotation for the additional
       shares so issued; [Authority expires at the
       conclusion of the next AGM of the Company]

11.    Authorize the Company, subject to the provisions          Mgmt          For                            For
       of the Companies Act, 1965, the Articles of
       Association of the Company, the requirements
       of Bursa Malaysia Securities Berhad [Bursa
       Securities] and the approvals of all relevant
       government and/or regulatory authorities, to
       purchase such number of ordinary shares of
       MYR 1.00 each of the Company [Proposed Share
       Buy-back] as may be determined by the Directors
       of the Company from time to time through Bursa
       Securities upon such terms and conditions as
       the Directors may deem fit in the interest
       of the Company provided that the aggregate
       number of shares to be purchased pursuant to
       this resolution does not exceed 10% of the
       total issued and paid-up share capital for
       the time being of the Company and an amount
       not exceeding the retained profits and/or share
       premium of the Company be allocated by the
       Company for the Proposed Share Buy-back; and
       at the discretion of the Directors, upon such
       purchase by the Company of its own shares,
       the purchased shares will be cancelled and/or
       retained as treasury shares and subsequently
       be cancelled, distributed as dividends or resold
       on Bursa Securities; and authorize the Directors
       to do all acts and things and to enter into
       and execute all commitments, transactions,
       deeds, agreements, arrangements, undertakings,
       indemnities, transfers, assignments and/or
       guarantees as the Directors may deem fit and
       expedient in order to implement, finalize and
       give full effect to the proposed Share Buy-back
       with full powers to assent to any conditions,
       modifications, revaluations, variations and/or
       amendments as may be required or imposed by
       any relevant authorities and/or any amendments,
       variations and/or modifications in the interest
       of the Company as may be approved by any relevant
       authorities if such approvals are required;
       [Authority expires earlier at the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM after
       that date is required by law to be held], but
       not so as to prejudice the completion of the
       purchase of its own shares by the Company before
       the aforesaid expiry date and, in any event,
       in accordance with the provisions of the Listing
       Requirements of Bursa Securities or any other
       relevant authorities

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 GAZIT GLOBE (1982) LTD                                                                      Agenda Number:  701667327
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4792X107
    Meeting Type:  AGM
    Meeting Date:  05-Aug-2008
          Ticker:
            ISIN:  IL0001260111
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and Directors'           Mgmt          For                            For
       report for the year 2007

2.     Re-appoint the Accountant-Auditors and authorize          Mgmt          For                            For
       the Board to fix their fees

3.     Appoint Ms. Noga Kanz as an External Director             Mgmt          For                            For
       for a statutory 3 year period, approval of
       the issue to her of options on a cashless exercise
       basis on the same terms as the options held
       by the existing Directors, annual remuneration
       and meeting attendance fees in the amounts
       permitted by law, indemnity and insurance cover
       as approved for other Directors

4.     Re-appoint Mr. Dori Segal as a Officiating Director       Mgmt          For                            For

5.     Approve the annual bonus in the amount of NIS             Mgmt          Against                        Against
       415,730 and 19,000 options to the Deputy Executive
       Chairman Mr. Arieh Mintkevitch




--------------------------------------------------------------------------------------------------------------------------
 GAZIT GLOBE (1982) LTD                                                                      Agenda Number:  701909775
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4792X107
    Meeting Type:  AGM
    Meeting Date:  05-May-2009
          Ticker:
            ISIN:  IL0001260111
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and Directors'           Mgmt          For                            For
       report for the year 2007

2.     Re-appoint Accountant-Auditors and authorize              Mgmt          For                            For
       the Board to fix their fees

3.     Re-appoint Mr. Arieh Mintkevitch as a Director            Mgmt          For                            For

4.     Approve to renew the agreement with Mr. Mintkevitch       Mgmt          For                            For
       for an additional 4 year period during which
       his remuneration will be increased to NIS 72,000
       a month [instead of NIS 60,000] and he will
       receive 400,000 options by 4 annual installments
       with an exercise equal to the average price
       in the 30 days preceding issue [fair economic
       value estimated at NIS 8.145 each

5.     Approve the annual bonus in the amount of NIS             Mgmt          For                            For
       227,500 and 16,000 options to Mr. Mintkevitch
       in respect of 2008




--------------------------------------------------------------------------------------------------------------------------
 GAZPROM NEFT                                                                                Agenda Number:  701704290
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7813K101
    Meeting Type:  EGM
    Meeting Date:  20-Nov-2008
          Ticker:
            ISIN:  RU0009062467
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the early termination of powers of the            Mgmt          For                            For
       Board of Directors

2.     Elect the Board of Directors                              Mgmt          For                            For

3.     Approve the interested parties transactions               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GAZPROM NEFT OJSC, MOSCOW                                                                   Agenda Number:  701959580
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7813K101
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  RU0009062467
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report as of FY 2008                   Mgmt          For                            For

2.     Approve the annual accounting report, profit              Mgmt          For                            For
       and losses report as of FY 2008

3.     Approve the distribution of profit and losses,            Mgmt          For                            For
       dividend payments as of 2008 FY

4.     Elect the Board of Directors                              Mgmt          For                            For

5.     Elect the Audit Commission                                Mgmt          For                            For

6.     Approve the Auditor                                       Mgmt          For                            For

7.     Approve the remuneration to be paid to the members        Mgmt          For                            For
       of the Board of Directors

8.     Approve the remuneration to be paid to the members        Mgmt          For                            For
       of the Audit Commission




--------------------------------------------------------------------------------------------------------------------------
 GAZPROM O A O                                                                               Agenda Number:  701968995
--------------------------------------------------------------------------------------------------------------------------
        Security:  368287207
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  US3682872078
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BECAUSE OF THE SIZE OF THE               Non-Voting    No vote
       AGENDA (136 RESOLUTIONS) FOR THE GAZPROM OF
       RUSSIA MEETING. THE AGENDA HAS BEEN BROKEN
       UP AMONG TWO INDIVIDUAL MEETINGS. THE MEETING
       IDS AND HOW THE RESOLUTIONS HAVE BEEN BROKEN
       OUT ARE AS FOLLOWS: MEETING IDS 578091 [RESOLUTIONS
       1 THROUGH 7.92], 583856 [RESOLUTIONS 7.93 THROUGH
       9.11]. IN ORDER TO VOTE ON THE COMPLETE AGENDA
       OF THIS MEETING YOU MUST VOTE ON ALL TWO MEETINGS.

1.     Approval of the annual report of the Company.             Mgmt          For                            For

2.     Approval of the annual accounting statements,             Mgmt          For                            For
       including the profit and loss reports [profit
       and loss accounts] of the Company.

3.     Approval of the distribution of profit of the             Mgmt          For                            For
       Company based on the results of 2008.

4.     Regarding the amount of, time for and form of             Mgmt          For                            For
       payment of dividends based on the results of
       2008.

5.     Approval of the External Auditor of the Company.          Mgmt          For                            For

6.     Regarding the remuneration of Members of the              Mgmt          For                            For
       Board of Directors and Audit Commission of
       the Company.

7.1    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] regarding receipt
       by OAO Gazprom of funds in a maximum sum of
       500 million U.S. dollars or its equivalent
       in rubles or euros, for a term of up to and
       including 5 years, with interest for using
       the loans to be paid at a rate not exceeding
       15% per annum in the case of loans in U.S.
       dollars / euros and at a rate not exceeding
       the Bank of Russia's refinancing rate in effect
       on the date of entry into the applicable loan
       agreement, plus 3% per annum, in the case of
       loans in rubles.

7.2    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO regarding receipt by OAO Gazprom
       of funds in a maximum sum of 1.5 billion U.S.
       dollars or its equivalent in rubles or euros,
       for a term of up to and including 5 years,
       with interest for using the loans to be paid
       at a rate not exceeding 15% per annum in the
       case of loans in U.S. dollars / euros and at
       a rate not exceeding the Bank of Russia's refinancing
       rate in effect on the date of entry into the
       applicable loan agreement, plus 3% per annum,
       in the case of loans in rubles.

7.3    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       VTB Bank regarding receipt by OAO Gazprom of
       funds in a maximum sum of 1 billion U.S. dollars
       or its equivalent in rubles or euros, for a
       term of up to and including 5 years, with interest
       for using the loans to be paid at a rate not
       exceeding 15% per annum in the case of loans
       in U.S. dollars / euros and at a rate not exceeding
       the Bank of Russia's refinancing rate in effect
       on the date of entry into the applicable loan
       agreement, plus 3% per annum, in the case of
       loans in rubles.

7.4    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and State
       Corporation Bank for Development and Foreign
       Economic Affairs [Vnesheconombank] regarding
       receipt by OAO Gazprom of funds in a maximum
       sum of 6 billion U.S. dollars or its equivalent
       in rubles or euros, for a term of up to and
       including 5 years, with interest for using
       the loans to be paid at a rate not exceeding
       15% per annum in the case of loans in U.S.
       dollars / euros and at a rate not exceeding
       the Bank of Russia's refinancing rate in effect
       on the date of entry into the applicable loan
       agreement, plus 3% per annum, in the case of
       loans in rubles.

7.5    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Rosselkhozbank regarding receipt by OAO Gazprom
       of funds in a maximum sum of 1.5 billion U.S.
       dollars or its equivalent in rubles or euros,
       for a term of up to and including 5 years,
       with interest for using the loans to be paid
       at a rate not exceeding 15% per annum in the
       case of loans in U.S. dollars / euros and at
       a rate not exceeding the Bank of Russia's refinancing
       rate in effect on the date of entry into the
       applicable loan agreement, plus 3% per annum,
       in the case of loans in rubles.

7.6    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company], to be entered into
       pursuant to a loan facility agreement between
       OAO Gazprom and the bank, involving receipt
       by OAO Gazprom of funds in a maximum sum of
       25 billion rubles, for a term not exceeding
       30 calendar days, with interest for using the
       loans to be paid at a rate not exceeding the
       indicative rate based on the offered rates
       of Russian ruble loans [deposits] in the Moscow
       money market [MosPrime Rate] established for
       loans with a maturity equal to the period of
       using the applicable loan, quoted as of the
       date of entry into the applicable transaction,
       increased by 2%.

7.7    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO, to be entered into pursuant
       to a loan facility agreement between OAO Gazprom
       and the bank, involving receipt by OAO Gazprom
       of funds in a maximum sum of 17 billion rubles,
       for a term not exceeding 30 calendar days,
       with interest for using the loans to be paid
       at a rate not exceeding the indicative rate
       based on the offered rates of Russian ruble
       loans [deposits] in the Moscow money market
       [MosPrime Rate] established for loans with
       a maturity equal to the period of using the
       applicable loan, quoted as of the date of entry
       into the applicable transaction, increased
       by 4%.

7.8    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazenergoprombank, to be entered into pursuant
       to a loan facility agreement between OAO Gazprom
       and the bank, involving receipt by OAO Gazprom
       of funds in a maximum sum of 100 million U.S.
       dollars, for a term not exceeding 30 calendar
       days, with interest for using the loans to
       be paid at a rate not exceeding the London
       Interbank Offered Rate [LIBOR] established
       for loans with a maturity equal to the period
       of using the applicable loan, quoted as of
       the date of entry into the applicable transaction,
       increased by 4%.

7.9    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       VTB Bank, to be entered into pursuant to a
       loan facility agreement between OAO Gazprom
       and the bank, involving receipt by OAO Gazprom
       of funds in a maximum sum of 5 billion rubles,
       for a term not exceeding 30 calendar days,
       with interest for using the loans to be paid
       at a rate not exceeding the indicative rate
       based on the offered rates of Russian ruble
       loans [deposits] in the Moscow money market
       [MosPrime Rate] established for loans with
       a maturity equal to the period of using the
       applicable loan, quoted as of the date of entry
       into the applicable transaction, increased
       by 4%.

7.10   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       Gazprombank [Open Joint Stock Company] will,
       upon the terms and conditions announced by
       it, accept and credit funds transferred to
       accounts opened by OAO Gazprom and conduct
       operations through the accounts in accordance
       with OAO Gazprom's instructions, as well as
       agreements between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] regarding maintenance
       in the account of a non-reducible balance in
       a maximum sum not exceeding 20 billion rubles
       or its equivalent in a foreign currency for
       each transaction, with interest to be paid
       by the bank at a rate not lower than 0.1% per
       annum in the relevant currency.

7.11   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO pursuant to which Sberbank of
       Russia OAO will, upon the terms and conditions
       announced by it, accept and credit funds transferred
       to accounts opened by OAO Gazprom and conduct
       operations through the accounts in accordance
       with OAO Gazprom's instructions.

7.12   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazenergoprombank pursuant to which ZAO Gazenergoprombank
       will, upon the terms and conditions announced
       by it, accept and credit funds transferred
       to accounts opened by OAO Gazprom and conduct
       operations through the accounts in accordance
       with OAO Gazprom's instructions.

7.13   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       VTB Bank pursuant to which OAO VTB Bank will,
       upon the terms and conditions announced by
       it, accept and credit funds transferred to
       accounts opened by OAO Gazprom and conduct
       operations through the accounts in accordance
       with OAO Gazprom's instructions.

7.14   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       the bank will provide services to OAO Gazprom
       making use of the Bank Client electronic payments
       system, including, without limitation, receipt
       from OAO Gazprom of electronic payment documents
       for executing expense operations through accounts,
       provision of the account electronic statements
       and conduct of other electronic document processing,
       and OAO Gazprom will pay for the services provided
       at such tariffs of the bank as may be in effect
       at the time the services are provided.

7.15   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO pursuant to which Sberbank of
       Russia OAO will provide services to OAO Gazprom
       making use of the Client Sberbank electronic
       payments system, including, without limitation,
       receipt from OAO Gazprom of electronic payment
       documents for executing expense operations
       through accounts, provision of the account
       electronic statements and conduct of other
       electronic document processing, and OAO Gazprom
       will pay for the services provided at such
       tariffs of Sberbank of Russia OAO as may be
       in effect at the time the services are provided.

7.16   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazenergoprombank pursuant to which ZAO Gazenergoprombank
       will provide services to OAO Gazprom making
       use of the Bank Client electronic payments
       system, including, without limitation, receipt
       from OAO Gazprom of electronic payment documents
       for executing expense operations through accounts,
       provision of the account electronic statements
       and conduct of other electronic document processing,
       and OAO Gazprom will pay for the services provided
       at such tariffs of ZAO Gazenergoprombank as
       may be in effect at the time the services are
       provided.

7.17   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       VTB Bank pursuant to which OAO VTB Bank will
       provide services to OAO Gazprom making use
       of the Bank Client electronic payments system,
       including, without limitation, receipt from
       OAO Gazprom of electronic payment documents
       for executing expense operations through accounts,
       provision of the account electronic statements
       and conduct of other electronic document processing,
       and OAO Gazprom will pay for the services provided
       at such tariffs of OAO VTB Bank as may be in
       effect at the time the services are provided.

7.18   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, the foreign
       currency purchase/sale transactions between
       OAO Gazprom and Gazprombank [Open Joint Stock
       Company], to be entered into under the General
       Agreement on the Conduct of Conversion Operations
       between OAO Gazprom and the bank dated as of
       September 12, 2006, No. 3446, in a maximum
       sum of 500 million U.S. dollars or its equivalent
       in rubles, euros or other currency for each
       transaction.

7.19   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       OAO Gazprom will grant suretyships to secure
       performance of OAO Gazprom's subsidiaries'
       obligations to Gazprombank [Open Joint Stock
       Company] with respect to the bank's guarantees
       issued to the Russian Federation's tax authorities
       in connection with the subsidiaries challenging
       such tax authorities' claims in court, in an
       aggregate maximum sum equivalent to 500 million
       U.S. dollars and for a period of not more than
       14 months.

7.20   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO pursuant to which OAO Gazprom
       will grant suretyships to secure performance
       of OAO Gazprom's subsidiaries' obligations
       to Sberbank of Russia OAO with respect to the
       bank's guarantees issued to the Russian Federation's
       tax authorities in connection with the subsidiary
       companies challenging such tax authorities'
       claims in court, in an aggregate maximum sum
       equivalent to 500 million U.S. dollars and
       for a period of not more than 14 months.

7.21   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       OAO Gazprom will grant suretyships to secure
       performance of OAO Gazprom's subsidiaries'
       obligations to Gazprombank [Open Joint Stock
       Company] with respect to the bank's guarantees
       issued to the Russian Federation's tax authorities
       related to such companies' obligations to pay
       excise taxes in connection with exports of
       petroleum products that are subject to excise
       taxes, and eventual penalties, in a maximum
       sum of 1.8 billion rubles and for a period
       of not more than 14 months.

7.22   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Nord
       Stream AG pursuant to which OAO Gazprom will
       issue a guarantee [suretyship] to Nord Stream
       AG to secure performance of OOO Gazprom Export's
       obligations under a gas transportation agreement
       between Nord Stream AG and OOO Gazprom Export,
       including its obligations to pay a tariff for
       the transportation of gas via the North Stream
       gas pipeline on the basis of an agreed-upon
       model for calculating the tariff, in an aggregate
       maximum sum of 24.035 billion euros.

7.23   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       Gazprombank [Open Joint Stock Company] undertakes
       under instructions of OAO Gazprom and for a
       fee not exceeding 0.5% per annum, to open on
       a monthly basis documentary irrevocable uncovered
       letters of credit in favor of AK Uztransgaz
       in connection with payments for its services
       related to natural gas transportation across
       the territory of the Republic of Uzbekistan,
       with the maximum amount under all of the simultaneously
       outstanding letters of credit being 81 million
       U.S. dollars.

7.24   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Beltransgaz pursuant to which OAO Gazprom will
       grant OAO Beltransgaz temporary possession
       and use of the facilities of the Yamal-Europe
       trunk gas pipeline system and related service
       equipment that are situated in the territory
       of the Republic of Belarus for a period of
       not more than 12 months and OAO Beltransgaz
       will make payment for using such property in
       a maximum sum of 6.33 billion rubles.

7.25   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazpromregiongaz pursuant to which OAO Gazprom
       will grant OAO Gazpromregiongaz temporary possession
       and use of the property complex of the gas
       distribution system, comprised of facilities
       designed to transport and supply gas directly
       to consumers [gas off taking pipelines, gas
       distribution pipelines, inter-township and
       street gas pipelines, high-, medium- and low-pressure
       gas pipelines, gas flow control stations and
       buildings], for a period of not more than 12
       months and OAO Gazpromregiongaz will make payment
       for using such property in a maximum sum of
       769.4 million rubles.

7.26   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Neft Orenburg pursuant to which OAO
       Gazprom will grant ZAO Gazprom Neft Orenburg
       temporary possession and use of the wells and
       downhole and above-ground well equipment within
       the Eastern Segment of the Orenburgskoye oil
       and gas-condensate field for a period of not
       more than 12 months and ZAO Gazprom Neft Orenburg
       will make payment for using such property in
       a maximum sum of 1.5 billion rubles.

7.27   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazpromtrubinvest pursuant to which OAO Gazprom
       will grant OAO Gazpromtrubinvest temporary
       possession and use of the building and equipment
       of a tubing and casing manufacturing facility
       with a thermal treatment shop and pipe coating
       unit, situated in the Kostromskaya Region,
       town of Volgorechensk, for a period of not
       more than 12 months and OAO Gazpromtrubinvest
       will make payment for using such property in
       a maximum sum of 451 million rubles.

7.28   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Lazurnaya pursuant to which OAO Gazprom will
       grant OAO Lazurnaya temporary possession and
       use of the property of the first and second
       units of the Lazurnaya Peak Hotel complex,
       situated in the city of Sochi, for a period
       of not more than 12 months and OAO Lazurnaya
       will make payment for using such property in
       a maximum sum of 93.3 million rubles.

7.29   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and DOAO
       Tsentrenergogaz of OAO Gazprom pursuant to
       which OAO Gazprom will grant DOAO Tsentrenergogaz
       of OAO Gazprom temporary possession and use
       of the building and equipment of the repair
       and machining shop at the home base of the
       oil and gas production department for the Zapolyarnoye
       gas-oil-condensate field, situated in the Yamalo-Nenetskiy
       Autonomous Area, Tazovskiy District, township
       of Novozapolyarnyi, as well as of the building
       and equipment of the repair and machining shop
       at the Southern Regional Repair Base, situated
       in the Stavropolskiy Province, town of Izobilnyi,
       for a period of not more than 12 months and
       DOAO Tsentrenergogaz of OAO Gazprom will make
       payment for using such property in a maximum
       sum of 115.5 million rubles.

7.30   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazpromtrans pursuant to which OAO Gazprom
       will grant OOO Gazpromtrans temporary possession
       and use of the infrastructure facilities of
       the railway stations of the Surgutskiy Condensate
       Stabilization Plant, of the Sernaya railway
       station and of the Tvyordaya Sera railway station,
       the facilities of the railway station situated
       in the town of Slavyansk-na-Kubani, as well
       as the facilities of the railway line from
       the Obskaya station to the Bovanenkovo station,
       for a period of not more than 12 months and
       OOO Gazpromtrans will make payment for using
       such property in a maximum sum of 2.1 billion
       rubles.

7.31   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazpromtrans pursuant to which OAO Gazprom
       will grant OOO Gazpromtrans temporary possession
       and use of methanol tank cars for a period
       of not more than 5 years and OOO Gazpromtrans
       will make payment for using such property in
       a maximum sum of 190 million rubles

7.32   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Tsentrgaz pursuant to which OAO Gazprom will
       grant OAO Tsentrgaz temporary possession and
       use of the facilities of a preventative clinic
       that are situated in the Tulskaya Region, Shchokinskiy
       District, township of Grumant, for a period
       of not more than 12 months and OAO Tsentrgaz
       will make payment for using such property in
       a maximum sum of 24.1 million rubles.

7.33   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Druzhba pursuant to which OAO Gazprom will
       grant OAO Druzhba temporary possession and
       use of the facilities of Druzhba vacation center
       [hotels, effluent treatment facilities, transformer
       substations, entrance checkpoints, cottages,
       utility networks, metal fences, parking area,
       ponds, roads, pedestrian crossings, playgrounds,
       sewage pumping station, sports center, roofed
       ground-level arcade, servicing station, diesel-generator
       station, boiler house extension, storage facility,
       Fisherman's Lodge, garage, as well as service
       machinery, equipment, furniture and accessories]
       situated in the Moscow Region, Naro-Fominskiy
       District, village of Rogozinino, for a period
       of not more than 12 months and OAO Druzhba
       will make payment for using such property in
       a maximum sum of 249.55 million rubles.

7.34   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       will grant OAO Gazprom Promgaz temporary possession
       and use of experimental prototypes of gas-using
       equipment [self-contained modular boiler installation,
       recuperative air heater, mini-boiler unit,
       radiant panel heating system, U-shaped radiant
       tube, modularized compact full-function gas
       and water treatment installations for coal
       bed methane extraction wells, well-head equipment,
       borehole enlargement device, and pressure core
       sampler] located in the Rostovskaya Region,
       town of Kamensk-Shakhtinskiy, and the Kemerovskaya
       Region, city of Novokuznetsk, for a period
       of not more than 12 months and OAO Gazprom
       Promgaz will make payment for using such property
       in a maximum sum of 3.5 million rubles.

7.35   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       OAO Gazprom will grant Gazprombank [Open Joint
       Stock Company] temporary possession and use
       of the non-residential premises in a building
       that are situated at 31 Lenina Street, Yugorsk,
       Tyumenskaya Region and are used to house a
       branch of Gazprombank [Open Joint Stock Company],
       with a total floor space of 810.6 square meters,
       and the plot of land occupied by the building
       and required to use that building, with an
       area of 3,371 square meters, for a period of
       not more than 12 months and Gazprombank [Open
       Joint Stock Company] will make payment for
       using such property in a maximum sum of 2.61
       million rubles.

7.36   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Salavatnefteorgsintez pursuant to which OAO
       Gazprom will grant OAO Salavatnefteorgsintez
       temporary possession and use of the gas condensate
       pipeline running from the Karachaganakskoye
       gas condensate field to the Orenburgskiy Gas
       Refinery for a period of not more than 12 months
       and OAO Salavatnefteorgsintez will make payment
       for using such property in a maximum sum of
       347 thousand rubles.

7.37   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Vostokgazprom pursuant to which OAO Gazprom
       will grant OAO Vostokgazprom temporary possession
       and use of an M-468R special-purpose communications
       installation for a period of not more than
       12 months and OAO Vostokgazprom will make payment
       for using such property in a maximum sum of
       109 thousand rubles.

7.38   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazprom Export pursuant to which OAO Gazprom
       will grant OOO Gazprom Export temporary possession
       and use of an M-468R special-purpose communications
       installation for a period of not more than
       12 months and OOO Gazprom Export will make
       payment for using such property in a maximum
       sum of 129 thousand rubles.

7.39   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Neft pursuant to which OAO Gazprom
       will grant OAO Gazprom Neft temporary possession
       and use of an M-468R special-purpose communications
       installation for a period of not more than
       12 months and OAO Gazprom Neft will make payment
       for using such property in a maximum sum of
       132 thousand rubles.

7.40   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Space Systems pursuant to which OAO
       Gazprom will grant OAO Gazprom Space Systems
       temporary possession and use of an ERP software
       and hardware solution, System for Managing
       OAO Gazprom's Property and Other Assets at
       OAO Gazcom Level [ERP], for a period of not
       more than 12 months and OAO Gazprom Space Systems
       will make payment for using such property in
       a maximum sum of 1.15 million rubles.

7.41   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Yamalgazinvest pursuant to which OAO Gazprom
       will grant ZAO Yamalgazinvest temporary possession
       and use of an ERP software and hardware solution,
       System for Managing OAO Gazprom's Property
       and Other Assets at ZAO Yamalgazinvest Level
       [ERP], for a period of not more than 12 months
       and ZAO Yamalgazinvest will make payment for
       using such property in a maximum sum of 1.74
       million rubles.

7.42   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gaztelecom pursuant to which OAO Gazprom will
       grant ZAO Gaztelecom temporary possession and
       use of communications facilities within the
       composition of buildings, communications lines,
       communications networks, cable duct systems
       and equipment, which are located in the city
       of Moscow, the city of Maloyaroslavets, the
       city of Rostov-on-Don, the city of Kaliningrad,
       in the Smolenskaya Region of the Russian Federation
       and in the territory of the Republic of Belarus,
       for a period of not more than 12 months and
       ZAO Gaztelecom will make payment for using
       such property in a maximum sum of 204.8 million
       rubles.

7.43   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       TsentrCaspneftegaz pursuant to which OAO Gazprom
       will extend to OOO TsentrCaspneftegaz long-term
       loans in an aggregate maximum sum of 12.6 billion
       rubles for the purpose of development by it
       in 2009-2011 of the Tsentralnaya geological
       structure.

7.44   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       the bank will issue guarantees to the Russian
       Federation's customs authorities with respect
       to the obligations of OAO Gazprom as a customs
       broker to pay customs payments and eventual
       interest and penalties, in a maximum sum of
       50 million rubles, with the bank to be paid
       a fee at a rate of not more than 1% per annum
       of the amount of the guarantee.

7.45   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OAO Gazprom
       will deliver and OOO Mezhregiongaz will accept
       [off-take] gas in an amount of not more than
       300 billion cubic meters, deliverable monthly,
       and will pay for gas a maximum sum of 886.9
       billion rubles.

7.46   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OOO Mezhregiongaz
       undertakes under instructions of OAO Gazprom
       and for a fee of not more than 200 million
       rubles, in its own name, but for OAO Gazprom's
       account, to accept and, through OOO Mezhregiongaz's
       electronic trading site, sell gas produced
       by OAO Gazprom and its affiliates, in an amount
       of not more than 11.25 billion cubic meters
       for a maximum sum of 20 billion rubles.

7.47   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OOO Mezhregiongaz
       will deliver and OAO Gazprom will accept [off-take]
       gas purchased by OOO Mezhregiongaz from independent
       entities, in an amount of not more than 21.9
       billion cubic meters for a maximum sum of 70
       billion rubles.

7.48   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazprom Export pursuant to which OOO Gazprom
       Export undertakes under instructions of OAO
       Gazprom and for a fee of not more than 55 million
       rubles, in its own name, but for OAO Gazprom's
       account, to accept and sell in the market outside
       the customs territory of the Russian Federation
       liquid hydrocarbons owned by OAO Gazprom, including
       crude oil, gas condensate and refined products
       [gasoline, liquefied gases, etc.], in an amount
       of not more than 1.25 million tons for a maximum
       sum of 11 billion rubles.

7.49   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OAO Gazprom
       will deliver and OOO Mezhregiongaz will accept
       [off-take] gas purchased by OAO Gazprom from
       OAO LUKOIL and stored in underground gas storage
       facilities, in an amount of not more than 3.39
       billion cubic meters, and will pay for gas
       a maximum sum of 9.1 billion rubles.

7.50   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Northgas pursuant to which ZAO Northgas will
       deliver and OAO Gazprom will accept [off-take]
       gas in an amount of not more than 4.8 billion
       cubic meters, deliverable monthly, and will
       pay for gas a maximum sum of 4 billion rubles.

7.51   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Severneftegazprom pursuant to which OAO Severneftegazprom
       will deliver and OAO Gazprom will accept [off-take]
       gas in an amount of not more than 24.2 billion
       cubic meters and will pay for gas a maximum
       sum of 23 billion rubles.

7.52   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Neft Orenburg pursuant to which ZAO
       Gazprom Neft Orenburg will deliver and OAO
       Gazprom will accept [off-take] unstable crude
       oil in an amount of not more than 650 thousand
       tons and will pay for crude oil a maximum sum
       of 5.3 billion rubles.

7.53   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SIBUR Holding pursuant to which OAO SIBUR Holding
       will deliver and OAO Gazprom will accept [off-take]
       dry stripped gas processed at gas refining
       complexes in an amount of not more than 4.5
       billion cubic meters and will pay for gas a
       maximum sum of 5.1 billion rubles.

7.54   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SIBUR Holding pursuant to which OAO Gazprom
       will sell and OAO SIBUR Holding will buy ethane
       fraction in a total amount of 4.885 million
       tons for a maximum sum of 33.707 billion rubles.

7.55   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SIBUR Holding pursuant to which OAO SIBUR Holding
       undertakes under instructions of OAO Gazprom
       and for a fee of not more than 30 million rubles,
       to enter into: in OAO Gazprom's name and for
       OAO Gazprom's account: agreements providing
       for the processing of ethane fraction in an
       amount of not more than 275 thousand tons and
       with the maximum cost of ethane fraction processing
       services being 2.6 billion rubles; and agreements
       providing for the sale of ethane fraction processing
       products [polyethylene] in an amount of not
       more than 180 thousand tons for a maximum sum
       of 6.5 billion rubles; and in its own name,
       but for OAO Gazprom's account: agreements on
       arranging for the transportation and storage
       of ethane fraction processing products [polyethylene]
       owned by OAO Gazprom in an amount of not more
       than 36 thousand tons for a maximum sum of
       75 million rubles.

7.56   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SIBUR Holding pursuant to which OAO Gazprom
       will provide services related to arranging
       for the transportation of gas in a total amount
       of not more than 1.2 billion cubic meters and
       OAO SIBUR Holding will pay for the services
       related to arranging for the transportation
       of gas via trunk gas pipelines a maximum sum
       of 1 billion rubles.

7.57   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Tomskgazprom pursuant to which OAO Gazprom
       will provide services related to arranging
       for the transportation of gas in a total amount
       of not more than 3 billion cubic meters and
       OAO Tomskgazprom will pay for the services
       related to arranging for the transportation
       of gas via trunk gas pipelines a maximum sum
       of 1.2 billion rubles.

7.58   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OAO Gazprom
       will provide services related to arranging
       for the transportation of gas in a total amount
       of not more than 45 billion cubic meters across
       the territory of the Russian Federation, CIS
       countries and Baltic states and OOO Mezhregiongaz
       will pay for the services related to arranging
       for the transportation of gas via trunk gas
       pipelines a maximum sum of 70 billion rubles.

7.59   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Neft pursuant to which OAO Gazprom
       will provide services related to arranging
       for the transportation of gas in a total amount
       of not more than 3.8 billion cubic meters and
       OAO Gazprom Neft will pay for the services
       related to arranging for the transportation
       of gas via trunk gas pipelines a maximum sum
       of 2.62 billion rubles.

7.60   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       NOVATEK pursuant to which OAO Gazprom will
       provide services related to arranging for the
       transportation of gas in a total amount of
       not more than 45 billion cubic meters and OAO
       NOVATEK will pay for the services related to
       arranging for the transportation of gas via
       trunk gas pipelines a maximum sum of 60 billion
       rubles..

7.61   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       NOVATEK pursuant to which OAO Gazprom will
       provide services related to arranging for the
       injection into and storage in underground gas
       storage facilities of gas owned by OAO NOVATEK
       in an amount of not more than 1 billion cubic
       meters and OAO NOVATEK will pay for the services
       related to arranging for gas injection and
       storage a maximum sum of 400 million rubles,
       as well as services related to arranging for
       the off-taking from underground gas storage
       facilities of gas owned by OAO NOVATEK in an
       amount of not more than 1 billion cubic meters
       and OAO NOVATEK will pay for the services related
       to arranging for the off-taking of gas a maximum
       sum of 20 million rubles.

7.62   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and a/s
       Latvijas Gaze pursuant to which OAO Gazprom
       will sell and a/s Latvijas Gaze will purchase
       gas as follows: in an amount of not more than
       750 million cubic meters for a maximum sum
       of 225 million euros in the second half of
       2009 and in an amount of not more than 750
       million cubic meters for a maximum sum of 225
       million euros in the first half of 2010, as
       well as pursuant to which a/s Latvijas Gaze
       will provide services related to injection
       into and storage in the Ineukalna underground
       gas storage facility of gas owned by OAO Gazprom,
       and related to its off-taking and transportation
       across the territory of the Republic of Latvia,
       as follows: in the second half of 2009-services
       related to injection of gas in an amount of
       not more than 1.2 billion cubic meters, services
       related to storage and off-taking of gas in
       an amount of not more than 800 million cubic
       meters and services related to transportation
       of gas in an amount of not more than 2 billion
       cubic meters, and OAO Gazprom will pay for
       such services a maximum sum of 20 million euros;
       and in the first half of 2010 – services
       related to injection of gas in an amount of
       not more than 800 million cubic meters, services
       related to storage and off-taking of gas in
       an amount of not more than 1 billion cubic
       meters and services related to transportation
       of gas in an amount of not more than 1.8 billion
       cubic meters, and OAO Gazprom will pay for
       such services a maximum sum of 23 million euros.

7.63   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and AB
       Lietuvos Dujos pursuant to which OAO Gazprom
       will sell and AB Lietuvos Dujos will purchase
       gas as follows: in an amount of not more than
       675 million cubic meters for a maximum sum
       of 180 million euros in the second half of
       2009 and in an amount of not more than 790
       million cubic meters for a maximum sum of 210
       million euros in the first half of 2010, as
       well as pursuant to which AB Lietuvos Dujos
       will provide services related to the transportation
       of gas in transit mode across the territory
       of the Republic of Lithuania as follows: in
       the second half of 2009-in an amount of not
       more than 743 million cubic meters, and OAO
       Gazprom will pay for such gas transportation
       services a maximum sum of 3 million euros;
       and in the first half of 2010-in an amount
       of not more than 1.25 billion cubic meters,
       and OAO Gazprom will pay for such gas transportation
       services a maximum sum of 6.5 million euros.

7.64   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and UAB
       Kauno termofikacijos elektrin  pursuant to
       which OAO Gazprom will sell and UAB Kauno termofikacijos
       elektrin  will purchase gas as follows: in
       an amount of not more than 180 million cubic
       meters for a maximum sum of 48 million euros
       in the second half of 2009 and in an amount
       of not more than 225 million cubic meters for
       a maximum sum of 60 million euros in the first
       half of 2010.

7.65   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and MoldovaGaz
       S.A. pursuant to which OAO Gazprom will deliver
       and MoldovaGaz S.A. will accept [off-take]
       in 2010 gas in an amount of not more than 3.9
       billion cubic meters and will pay for gas a
       maximum sum of 1.33 billion U.S. dollars.

7.66   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and MoldovaGaz
       S.A. pursuant to which in 2010 MoldovaGaz S.A.
       will provide services related to the transportation
       of gas in transit mode across the territory
       of the Republic of Moldova in an amount of
       not more than 22.1 billion cubic meters and
       OAO Gazprom will pay for the services related
       to the transportation of gas via trunk gas
       pipelines a maximum sum of 55.4 million U.S.
       dollars.

7.67   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and KazRosGaz
       LLP pursuant to which KazRosGaz LLP will sell
       and OAO Gazprom will purchase in 2010 gas in
       an amount of not more than 1.2 billion cubic
       meters for a maximum sum of 150 million U.S.
       dollars.

7.68   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and KazRosGaz
       LLP pursuant to which in 2010 OAO Gazprom will
       provide services related to the transportation
       across the territory of the Russian Federation
       of gas owned by KazRosGaz LLP in an amount
       of not more than 8.5 billion cubic meters and
       KazRosGaz LLP will pay for the services related
       to the transportation of gas via trunk gas
       pipelines a maximum sum of 35.2 million U.S.
       dollars.

7.69   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Beltransgaz pursuant to which OAO Gazprom will
       sell and OAO Beltransgaz will purchase in 2010
       gas in an amount of not more than 22.1 billion
       cubic meters for a maximum sum of 4.42 billion
       U.S. dollars, as well as pursuant to which
       in 2010 OAO Beltransgaz will provide services
       related to the transportation of gas in transit
       mode across the territory of the Republic of
       Belarus via the gas transportation system of
       OAO Beltransgaz and via the Byelorussian segment
       of Russia's Yamal-Europe gas pipeline in an
       amount of not more than 48.2 billion cubic
       meters and OAO Gazprom will pay for the services
       related to the transportation of gas via trunk
       gas pipelines a maximum sum of 700 million
       U.S. dollars.

7.70   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazpromtrans pursuant to which OOO Gazpromtrans
       undertakes, using in-house and/or outside personnel
       and resources, to perform in accordance with
       instructions from OAO Gazprom an aggregate
       of start-up and commissioning work at OAO Gazprom's
       facilities, with the time periods for performance
       being from July 2009 to December 2009 and from
       January 2010 to June 2010, and to deliver the
       results of such work to OAO Gazprom and OAO
       Gazprom undertakes to accept the results of
       such work and to pay for such work a maximum
       sum of 500 thousand rubles.

7.71   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Invest Yug pursuant to which ZAO Gazprom
       Invest Yug undertakes, using in-house and/or
       outside personnel and resources, to perform
       in accordance with instructions from OAO Gazprom
       an aggregate of start-up and commissioning
       work at OAO Gazprom's facilities, with the
       time periods for performance being from July
       2009 to December 2009 and from January 2010
       to June 2010, and to deliver the results of
       such work to OAO Gazprom and OAO Gazprom undertakes
       to accept the results of such work and to pay
       for such work a maximum sum of 150 million
       rubles.

7.72   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Yamalgazinvest pursuant to which ZAO Yamalgazinvest
       undertakes, using in-house and/or outside personnel
       and resources, to perform in accordance with
       instructions from OAO Gazprom an aggregate
       of start-up and commissioning work at OAO Gazprom's
       facilities, with the time periods for performance
       being from July 2009 to December 2009 and from
       January 2010 to June 2010, and to deliver the
       results of such work to OAO Gazprom and OAO
       Gazprom undertakes to accept the results of
       such work and to pay for such work a maximum
       sum of 350 million rubles.

7.73   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Space Systems pursuant to which OAO
       Gazprom Space Systems undertakes, during the
       period from 01 JUL 2009 to 31 DEC 2010, in
       accordance with instructions from OAO Gazprom,
       to provide services related to the implementation
       of OAO Gazprom's investment projects involving
       the construction and commissioning of facilities
       and OAO Gazprom undertakes to pay for such
       services a maximum sum of 600 thousand rubles.

7.74   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Yamalgazinvest pursuant to which ZAO Yamalgazinvest
       undertakes, during the period from 01 JUL 2009
       to 31 DEC 2010, in accordance with instructions
       from OAO Gazprom, to provide services related
       to the implementation of OAO Gazprom's investment
       projects involving the construction and commissioning
       of facilities and OAO Gazprom undertakes to
       pay for such services a maximum sum of 3.6
       billion rubles.

7.75   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Neft Orenburg pursuant to which ZAO
       Gazprom Neft Orenburg undertakes, during the
       period from 01 JUL 2009 to 31 DEC 2010, in
       accordance with instructions from OAO Gazprom,
       to provide services related to the implementation
       of OAO Gazprom's investment projects involving
       the construction and commissioning of facilities
       and OAO Gazprom undertakes to pay for such
       services a maximum sum of 29.69 million rubles.

7.76   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Invest Yug pursuant to which ZAO Gazprom
       Invest Yug undertakes, during the period from
       01 JUL 2009 to 31 DEC 2010, in accordance with
       instructions from OAO Gazprom, to provide services
       related to the implementation of OAO Gazprom's
       investment projects involving the construction
       and commissioning of facilities and OAO Gazprom
       undertakes to pay for such services a maximum
       sum of 3.3 billion rubles.

7.77   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazpromtrans pursuant to which OOO Gazpromtrans
       undertakes, during the period from 01 JUL 2009
       to 31 DEC 2010, in accordance with instructions
       from OAO Gazprom, to provide services related
       to the implementation of OAO Gazprom's investment
       projects involving the construction and commissioning
       of facilities and OAO Gazprom undertakes to
       pay for such services a maximum sum of 280
       million rubles.

7.78   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gaztelecom pursuant to which ZAO Gaztelecom
       undertakes, during the period from 01 JUL 2009
       to 31 DEC 2010, in accordance with instructions
       from OAO Gazprom, to provide services related
       to the implementation of OAO Gazprom's investment
       projects involving the construction and commissioning
       of facilities and OAO Gazprom undertakes to
       pay for such services a maximum sum of 6.35
       million rubles.

7.79   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Federal Research and Production Center NefteGazAeroCosmos
       pursuant to which ZAO Federal Research and
       Production Center NefteGazAeroCosmos undertakes,
       during the period from 01 JUL 2009 to 31 DEC
       2010, in accordance with instructions from
       OAO Gazprom, to provide services related to
       the implementation of OAO Gazprom's investment
       projects involving the construction and commissioning
       of facilities and OAO Gazprom undertakes to
       pay for such services a maximum sum of 6.7
       million rubles.

7.80   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event of loss or destruction of or damage
       to, including deformation of the original geometrical
       dimensions of the structures or individual
       elements of, machinery or equipment; linear
       portions, technological equipment or fixtures
       of trunk gas pipelines, petroleum pipelines
       or refined product pipelines; property forming
       part of wells; natural gas held at the facilities
       of the Unified Gas Supply System in the course
       of transportation or storage in underground
       gas storage reservoirs [insured property],
       as well as in the event of incurrence of losses
       by OAO Gazprom as a result of an interruption
       in production operations due to destruction
       or loss of or damage to insured property [insured
       events], to make payment of insurance compensation
       to OAO Gazprom or OAO Gazprom's subsidiaries
       to which the insured property has been leased
       [beneficiaries], up to the aggregate insurance
       amount of not more than 10 trillion rubles
       in respect of all insured events, and OAO Gazprom
       undertakes to pay OAO SOGAZ an insurance premium
       in a total maximum amount of 5 billion rubles,
       with each agreement having a term of 1 year.

7.81   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event that harm is caused to the life,
       health or property of other persons or to the
       environment as a result of an emergency or
       incident that occurs, amongst other things,
       because of a terrorist act at a hazardous industrial
       facility operated by OAO Gazprom [insured events],
       to make an insurance payment to the physical
       persons whose life, health or property has
       been harmed, to the legal entities whose property
       has been harmed or to the state, acting through
       those authorized agencies of executive power
       whose jurisdiction includes overseeing protection
       of the environment, in the event that harm
       is caused to the environment [beneficiaries],
       up to the aggregate insurance amount of not
       more than 30 million rubles, and OAO Gazprom
       undertakes to pay an insurance premium in a
       total maximum amount of 100 thousand rubles,
       with each agreement having a term of 1 year.

7.82   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event that harm is caused to the life
       or health of OAO Gazprom's employees [insured
       persons] as a result of an accident that occurs
       during the period of the insurance coverage
       on a 24-hour-a-day basis or diseases that are
       diagnosed during the effective period of the
       agreements [insured events], to make an insurance
       payment to the insured person or the person
       designated by him as his beneficiary or to
       the heir of the insured person [beneficiaries],
       up to the aggregate insurance amount of not
       more than 150 billion rubles, and OAO Gazprom
       undertakes to pay OAO SOGAZ an insurance premium
       in a total maximum amount of 40 million rubles,
       with each agreement having a term of 1 year.

7.83   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       whenever employees of OAO Gazprom or members
       of their families or non-working retired former
       employees of OAO Gazprom or members of their
       families [insured persons who are beneficiaries]
       apply to a health care institution for the
       provision of medical services [insured events],
       to arrange and pay for the provision of medical
       services to the insured persons up to the aggregate
       insurance amount of not more than 90 billion
       rubles and OAO Gazprom undertakes to pay OAO
       SOGAZ an insurance premium in a total maximum
       amount of 200 million rubles, with each agreement
       having a term of 1 year.

7.84   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       whenever employees of OAO Gazprom Avtopredpriyatie,
       a branch of OAO Gazprom, or members of their
       families or non-working retired former employees
       of OAO Gazprom Avtopredpriyatie, a branch of
       OAO Gazprom, or members of their families [insured
       persons who are beneficiaries] apply to a health
       care institution for the provision of medical
       services [insured events], to arrange and pay
       for the provision of medical services to the
       insured persons up to the aggregate insurance
       amount of not more than 52.8 million rubles
       and OAO Gazprom undertakes to pay OAO SOGAZ
       an insurance premium in a total maximum amount
       of 51.1 million rubles, with each agreement
       having a term of 1 year.

7.85   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event that OAO Gazprom, acting in its
       capacity as customs broker, incurs liability
       as a result of any harm having been caused
       to the property of third persons represented
       by OAO Gazprom in connection with the conduct
       of customs operations [beneficiaries] and/or
       any contracts with such persons having been
       breached [insured events], to make an insurance
       payment to such persons up to the aggregate
       insurance amount of not more than 70 million
       rubles and OAO Gazprom undertakes to pay OAO
       SOGAZ an insurance premium in a total maximum
       amount of 1 million rubles, with each agreement
       having a term of 3 years.

7.86   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       whenever harm [damage or destruction] is caused
       to a transportation vehicle owned by OAO Gazprom,
       or it is stolen or hijacked, or an individual
       component, part, unit, device or supplementary
       equipment installed on such transportation
       vehicle is stolen [insured events], to make
       an insurance payment to OAO Gazprom [beneficiary]
       up to the aggregate insurance amount of not
       more than 840 million rubles and OAO Gazprom
       undertakes to pay OAO SOGAZ an insurance premium
       in a total maximum amount of 16 million rubles,
       with each agreement having a term of 1 year.

7.87   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, the following
       interested-party transactions that may be entered
       into by OAO Gazprom in the future in the ordinary
       course of business, agreement between OAO Gazprom
       and OAO SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event of: assertion against members
       of the Board of Directors or the Management
       Committee of OAO Gazprom who are not persons
       holding state positions in the Russian Federation
       or positions in the state civil service [insured
       persons] by physical or legal persons for whose
       benefit the agreement will be entered into
       and to whom harm could be caused, including
       shareholders of OAO Gazprom, debtors and creditors
       of OAO Gazprom, employees of OAO Gazprom, as
       well as the Russian Federation represented
       by its authorized agencies and representatives
       [third persons [beneficiaries]], of claims
       for compensation of losses resulting from unintentional
       erroneous actions [inaction] by insured persons
       in the conduct by them of their managerial
       activities; incurrence by insured persons of
       judicial or other costs to settle such claims;
       assertion against OAO Gazprom by third persons
       [beneficiaries] of claims for compensation
       of losses resulting from unintentional erroneous
       actions [inaction] by insured persons in the
       conduct by them of their managerial activities
       on the basis of claims asserted with respect
       to OAO Gazprom's securities, as well as claims
       originally asserted against insured persons;
       incurrence by OAO Gazprom of judicial or other
       costs to settle such claims [insured events],
       to make an insurance payment to the third persons
       [beneficiaries] whose interests have been harmed,
       as well as to insured persons and/or OAO Gazprom
       in the event of incurrence of judicial or other
       costs to settle claims for compensation of
       losses, up to the aggregate insurance amount
       of not more than the ruble equivalent of 100
       million U.S. dollars, and OAO Gazprom undertakes
       to pay OAO SOGAZ an insurance premium in a
       total maximum amount equal to the ruble equivalent
       of 2 million U.S. dollars, such agreement to
       be for a term of 1 year.

7.88   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Vostokgazprom, OAO Gazprom Promgaz, OAO Gazpromregiongaz,
       OOO Gazprom Export, OAO Gazprom Space Systems,
       OOO Gazpromtrans, OOO Gazprom Komplektatsiya,
       OAO Lazurnaya, ZAO Gazprom Neft Orenburg, ZAO
       Yamalgazinvest, OAO Salavatnefteorgsintez,
       DOAO Tsentrenergogaz of OAO Gazprom and OAO
       Tsentrgaz [the Contractors] pursuant to which
       the Contractors undertake to perform from 30
       AUG 2009 to 31 DEC 2009 in accordance with
       instructions from OAO Gazprom the services
       of arranging for and proceeding with a stocktaking
       of the property, plant and equipment of OAO
       Gazprom that are to be leased to the Contractors
       and OAO Gazprom undertakes to pay for such
       services an aggregate maximum sum of 2.5 million
       rubles.

7.89   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and DOAO
       Tsentrenergogaz of OAO Gazprom pursuant to
       which DOAO Tsentrenergogaz of OAO Gazprom undertakes
       to perform during the period from 01 JUL 2009
       to 30 OCT 2010, in accordance with instructions
       from OAO Gazprom, research work for OAO Gazprom
       covering the following subject: Development
       of regulatory documents in the area of maintenance
       and repair of equipment and structures , and
       to deliver the result of such work to OAO Gazprom
       and OAO Gazprom undertakes to accept the result
       of such work and to pay for such work a total
       maximum sum of 31 million rubles.

7.90   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazavtomatika of OAO Gazprom pursuant to which
       OAO Gazavtomatika of OAO Gazprom undertakes
       to perform during the period from 01 JUL 2009
       to 30 JUN 2011, in accordance with instructions
       from OAO Gazprom, research work for OAO Gazprom
       covering the following subjects: Development
       of key regulations regarding the creation of
       integrated automatic process control systems
       for the operating facilities of subsidiary
       companies by type of activity [production,
       transportation, underground storage and refining
       of gas and gas condensate] ; and Development
       of model technical requirements for designing
       automation systems for facilities of software
       and hardware complex by type of activity [production,
       transportation, storage and refining of gas
       and gas condensate] , and to deliver the results
       of such work to OAO Gazprom and OAO Gazprom
       undertakes to accept the results of such work
       and to pay for such work a total maximum sum
       of 26.55 million rubles.

7.91   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 30 JUL 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of recommendations regarding
       the determination of the amounts of overhead
       expenses and anticipated profits in the construction
       of OAO Gazprom's wells ; Development of a technology
       for remotely updating technological and other
       schemes directly in a graphical data base ;
       Recommendations regarding the application and
       utilization of alternative types of energy
       resources for the gasification of industrial
       enterprises, households and transportation
       vehicles ; and Preparation of a report on the
       financial and economic feasibility of acquisition
       of shares owned by OOO NGK ITERA in OAO Bratskekogaz,
       the holder of the license for the right to
       use the subsoil of the Bratskoye gas condensate
       field , and to deliver the results of such
       work to OAO Gazprom and OAO Gazprom undertakes
       to accept the results of such work and to pay
       for such work a total maximum sum of 49.1 million
       rubles.

7.92   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of programs for the reconstruction
       and technological upgrading of the gas facilities
       of the Gazprom Group for 2010 ; Development
       of a Master Plan of the Siting of Facilities
       for the Production and Sale of Liquefied Hydrocarbon
       Gases [Propane-Butane] ; Organizing the metering
       of the quantities of gas, condensate and oil
       extracted from the subsoil in the process of
       development of gas condensate fields and oil
       and gas condensate fields ; and Development
       of cost estimation standards and rules for
       the construction of trunk gas pipelines with
       a 12 MPa pressure rating to meet OAO Gazprom's
       requirements , and to deliver the results of
       such work to OAO Gazprom and OAO Gazprom undertakes
       to accept the results of such work and to pay
       for such work a total maximum sum of 73 million
       rubles.

       PLEASE NOTE THIS AGENDA IS CONTINUED ON MEETING           Non-Voting    No vote
       583856, WHICH WILL CONTAIN RESOLUTION ITEMS
       7.93 - 9.11. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GAZPROM O A O                                                                               Agenda Number:  701990574
--------------------------------------------------------------------------------------------------------------------------
        Security:  368287207
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  US3682872078
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BECAUSE OF THE SIZE OF THE               Non-Voting    No vote
       AGENDA (136 RESOLUTIONS) FOR THE GAZPROM OF
       RUSSIA MEETING. THE AGENDA HAS BEEN BROKEN
       UP AMONG TWO INDIVIDUAL MEETINGS. THE MEETING
       IDS AND HOW THE RESOLUTIONS HAVE BEEN BROKEN
       OUT ARE AS FOLLOWS: MEETING IDS 578091 [RESOLUTIONS
       1 THROUGH 7.92], 583856 [RESOLUTIONS 7.93 THROUGH
       9.11]. IN ORDER TO VOTE ON THE COMPLETE AGENDA
       OF THIS MEETING YOU MUST VOTE ON ALL TWO MEETINGS.

7.93   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of a concept for utilization
       of renewable energy sources by OAO Gazprom
       on the basis of an analysis of the experience
       of global energy companies in the area of development
       of alternative power ; Development of a comprehensive
       Program for Early Diagnostics and Prevention
       of Cardiovascular Diseases of OAO Gazprom's
       Personnel ; Development of an Occupational
       Risk Management System and a Program for Prevention
       of Injuries to Personnel at OAO Gazprom's Enterprises
       ; Development of a regulatory and methodological
       framework for the vocational selection of personnel
       from OAO Gazprom's organizations to work on
       a rotational team basis ; and Development of
       a comprehensive Program for Early Identification
       and Prevention of Oncological Diseases of OAO
       Gazprom's Personnel , and to deliver the results
       of such work to OAO Gazprom and OAO Gazprom
       undertakes to accept the results of such work
       and to pay for such work a total maximum sum
       of 132 million rubles.

7.94   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of regulatory and technical
       documentation related to the organization and
       performance of repairs at OAO Gazprom's facilities
       ; and Development of a Concept for Streamlining
       Production Processes at Gas Distribution Organizations
       , and to deliver the results of such work to
       OAO Gazprom and OAO Gazprom undertakes to accept
       the results of such work and to pay for such
       work a total maximum sum of 251.5 million rubles.

7.95   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 30 JUL 2011, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Improving the regulatory and methodological
       framework for energy saving at OAO Gazprom's
       facilities ; Development of a regulatory document
       for calculating indicators of reliability of
       gas distribution systems ; Development of a
       regulatory framework for the diagnostic servicing
       of gas distribution systems of the gas supply
       sector ; Development of regulatory and methodological
       documents in the area of study of gas condensate
       characteristics of wells and fields in the
       course of prospecting and exploration work
       and in overseeing the development of gas condensate
       fields and oil and gas condensate fields ;
       and Development of guidelines for the design,
       construction, reconstruction and operation
       of gas distribution systems , and to deliver
       the results of such work to OAO Gazprom and
       OAO Gazprom undertakes to accept the results
       of such work and to pay for such work a total
       maximum sum of 155.2 million rubles.

7.96   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2011, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of regulatory documents
       in the area of the energy industry, including
       sea-based facilities ; and Development of standardized
       systems for managing gas distribution organizations
       , and to deliver the results of such work to
       OAO Gazprom and OAO Gazprom undertakes to accept
       the results of such work and to pay for such
       work a total maximum sum of 193 million rubles.

7.97   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2011, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of a system of medical,
       sanitary and psychological support for work
       at the Shtokman field making use of rotational
       team labor ; Development of recommendations
       for selecting efficient secondary methods of
       extracting oil from oil-rimmed gas condensate
       fields, using the Urengoiskoe and Orenburgskoe
       fields as examples; and Development of unified
       standards for evaluating [monitoring] and forecasting
       the impact of natural, environmental and production
       factors on the state of human health in the
       area of construction of the Pre-Caspian gas
       pipeline and development of the Caspian Sea
       shelf and Central Asian oil and gas fields
       , and to deliver the results of such work to
       OAO Gazprom and OAO Gazprom undertakes to accept
       the results of such work and to pay for such
       work a total maximum sum of 166.4 million rubles.

7.98   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2011, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Analytical studies of the cost of
       1 meter of drilling progress at OAO Gazprom's
       fields and sites ; Development of price lists
       for repairs at OAO Gazprom's facilities ; and
       Program for bringing gas pipeline branches
       into operation through the year 2020 , and
       to deliver the results of such work to OAO
       Gazprom and OAO Gazprom undertakes to accept
       the results of such work and to pay for such
       work a total maximum sum of 495.1 million rubles.

7.99   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Arranging for the monitoring of prices
       for all types of capital construction resources
       with reference to areas of clustered construction
       of OAO Gazprom's facilities ; Develop a procedure
       for providing design organizations with information
       about prices for material and technical resources
       for the purpose of adopting optimal decisions
       in designing the Unified Gas Supply System's
       facilities ; and Perform an analysis of the
       impact of changes in the commercial rate of
       penetration for prospecting and exploration
       wells and prepare measures designed to increase
       such rate and reduce the cost of geological
       exploration work, and to deliver the results
       of such work to OAO Gazprom and OAO Gazprom
       undertakes to accept the results of such work
       and to pay for such work a total maximum sum
       of 93.2 million rubles.

7.100  Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement of OAO Gazprom with OAO Gazprom
       Promgaz and OAO Gazavtomatika of OAO Gazprom
       [the Contractors] pursuant to which the Contractors
       undertake to perform during the period from
       01 JUL 2009 to 31 DEC 2009, in accordance with
       instructions from OAO Gazprom, the services
       of implementing programs for scientific and
       technical cooperation between OAO Gazprom and
       foreign partner companies and OAO Gazprom undertakes
       to pay for such services a total maximum sum
       of 2 million rubles.

7.101  Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Invest Yug, OOO Gazpromtrans, ZAO Gazprom
       Zarubezhneftegaz, OAO Gazprom Promgaz, OOO
       Severneftegazprom, ZAO Yamalgazinvest, ZAO
       Gazprom Neft Orenburg, OOO Gazprom Komplektatsiya,
       OAO Vostokgazprom, OAO Tomskgazprom, OAO TGK-1,
       OAO Mosenergo, OOO Gazprom Tsentrremont, OAO
       Tsentrgaz, OOO Gazprom Export, OAO Gazpromregiongaz,
       OAO Gazprom Neft, OOO Mezhregiongaz and Gazpromipoteka
       Fund [the Licensees] pursuant to which OAO
       Gazprom will grant the Licensees a non-exclusive
       license to use OAO Gazprom's trade marks,
       , Gazprom and, which have been registered
       in the State Register of Trade Marks and Service
       Marks of the Russian Federation, as follows:
       on goods or labels or packaging of goods which
       are produced, offered for sale, sold or displayed
       at exhibitions or fairs or are otherwise introduced
       into civil turnover in the territory of the
       Russian Federation, or are stored or transported
       for such purpose, or are brought into the territory
       of the Russian Federation; in connection with
       the performance of work or the provision of
       services, including the development of oil
       or gas fields or the construction of oil pipelines
       or gas pipelines; on accompanying, commercial
       or other documentation, including documentation
       related to the introduction of goods into civil
       turnover; in offers regarding the sale of goods,
       regarding the performance of work or regarding
       the provision of services, as well as in announcements,
       in advertisements, in connection with the conduct
       of charitable or sponsored events, in printed
       publications, on official letterheads, on signs,
       including, without limitation, on administrative
       buildings, industrial facilities, multi-function
       refueling complexes with accompanying types
       of roadside service, shops, car washes, cafes,
       car service / tire fitting businesses, recreational
       services centers, on transportation vehicles,
       as well as on clothes and individual protection
       gear; on the Licensees' seals; in the Internet
       network; and in the Licensees' corporate names,
       and the Licensees will pay OAO Gazprom license
       fees in the form of quarterly payments for
       the right to use each of OAO Gazprom's trade
       marks with respect to each transaction in the
       amount of not more than 300 times the minimum
       wage established by the effective legislation
       of the Russian Federation as of the date of
       signature of delivery and acceptance acts,
       plus VAT at the rate required by the effective
       legislation of the Russian Federation, in a
       total maximum sum of 68.4 million rubles.

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       RESOLUTIONS 8.1 - 8.18 REGARDING THE ELECTION
       OF DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN
       REMOVED FOR THIS MEETING. PLEASE NOTE THAT
       ONLY A VOTE "FOR" THE DIRECTOR WILL BE CUMULATED.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

8.1    Elect Mr. Akimov Andrey Igorevich as a Member             Mgmt          For                            For
       of the Board of Directors of the Company.

8.2    Elect Mr. Ananenkov Alexander Georgievich as              Mgmt          For                            For
       a Member of the Board of Directors of the Company.

8.3    Elect Mr. Bergmann Burckhard as a Member of               Mgmt          For                            For
       the Board of Directors of the Company.

8.4    Elect Mr. Gazizullin Farit Rafikovich as a Member         Mgmt          For                            For
       of the Board of Directors of the Company.

8.5    Elect Mr. Gusakov Vladimir Anatolievich as a              Mgmt          For                            For
       Member of the Board of Directors of the Company.

8.6    Elect Mr. Zubkov Viktor Alexeevich as a Member            Mgmt          For                            For
       of the Board of Directors of the Company.

8.7    Elect Ms. Karpel Elena Evgenievna as a Member             Mgmt          For                            For
       of the Board of Directors of the Company.

8.8    Elect Mr. Makarov Alexey Alexandrovich as a               Mgmt          For                            For
       Member of the Board of Directors of the Company.

8.9    Elect Mr. Miller Alexey Borisovich as a Member            Mgmt          For                            For
       of the Board of Directors of the Company.

8.10   Elect Mr. Musin Valery Abramovich as a Member             Mgmt          For                            For
       of the Board of Directors of the Company.

8.11   Elect Ms. Nabiullina Elvira Sakhipzadovna as              Mgmt          For                            For
       a Member of the Board of Directors of the Company.

8.12   Elect Mr. Nikolaev Viktor Vasilievich as a Member         Mgmt          For                            For
       of the Board of Directors of the Company.

8.13   Elect Mr. Petrov Yury Alexandrovich as a Member           Mgmt          For                            For
       of the Board of Directors of the Company.

8.14   Elect Mr. Sereda Mikhail Leonidovich as a Member          Mgmt          For                            For
       of the Board of Directors of the Company.

8.15   Elect Mr. Foresman Robert Mark as a Member of             Mgmt          For                            For
       the Board of Directors of the Company.

8.16   Elect Mr. Fortov Vladimir Evgenievich as a Member         Mgmt          For                            For
       of the Board of Directors of the Company.

8.17   Elect Mr. Shmatko Sergey Ivanovich as a Member            Mgmt          For                            For
       of the Board of Directors of the Company.

8.18   Elect Mr. Yusufov Igor Khanukovich as a Member            Mgmt          For                            For
       of the Board of Directors of the Company.

       PLEASE NOTE THAT YOU MAY ONLY VOTE "FOR" NO               Non-Voting    No vote
       MORE THAN 9 CANDIDATES. IF YOU WISH TO VOTE
       FOR LESS THAN THE 9 CANDIDATES PLEASE VOTE
       "AGAINST" OR "ABSTAIN" ON THE CANDIDATES YOU
       DO NOT WISH TO SUPPORT. PLEASE NOTE BECAUSE
       MORE THAN "FOR" VOTES WILL MAKE THIS BALLOT
       INVALID WE HAVE APPLIED SPIN CONTROL TO RESOULTION
       NUMBER 9 TO ONLY ALLOW YOU TO VOTE ON 9 OF
       THE CANDIDATES OUT OF THE 11. THE TWO CANDIDIATES
       YOU CHOOSE NOT TO VOTE ON WILL RECEIVE A VOTE
       OF "ABSTAIN"

9.1    Elect Mr. Arkhipov Dmitry Alexandrovich as a              Mgmt          For                            For
       Member of the Audit Commission of the Company.

9.2    Elect Mr. Bikulov Vadim Kasymovich as a Member            Mgmt          For                            For
       of the Audit Commission of the Company.

9.3    Elect Mr. Ishutin Rafael Vladimirovich as a               Mgmt          For                            For
       Member of the Audit Commission of the Company.

9.4    Elect Mr. Kobzev Andrey Nikolaevich as a Member           Mgmt          For                            For
       of the Audit Commission of the Company.

9.5    Elect Ms. Lobanova Nina Vladislavovna as a Member         Mgmt          For                            For
       of the Audit Commission of the Company.

9.6    Elect Ms. Mikhailova Svetlana Sergeevna as a              Mgmt          For                            For
       Member of the Audit Commission of the Company.

9.7    Elect Mr. Nosov Yury Stanislavovich as a Member           Mgmt          For                            For
       of the Audit Commission of the Company.

9.8    Elect Mr. Ozerov Sergey Mikhailovich as a Member          Mgmt          For                            For
       of the Audit Commission of the Company.

9.9    Elect Ms. Tikhonova Mariya Gennadievna as a               Mgmt          For                            For
       Member of the Audit Commission of the Company.

9.10   Elect Ms. Tulinova Olga Alexandrovna as a Member          Mgmt          No vote
       of the Audit Commission of the Company.

9.11   Elect Mr. Shubin Yury Ivanovich as a Member               Mgmt          No vote
       of the Audit Commission of the Company.

       REMINDER PLEASE NOTE IN ORDER TO VOTE ON THE              Non-Voting    No vote
       FULL MEETING AGENDA YOU MUST ALSO VOTE ON MEETING
       ID 578091 WHICH CONTAINS RESOULTIONS 1 - 7.92.




--------------------------------------------------------------------------------------------------------------------------
 GEDEON RICHTER LTD                                                                          Agenda Number:  701897487
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3124R133
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  HU0000067624
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 550205 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 APR 09 AT 1600 P.M. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO
       ADVISED THAT YOUR SHARES WILL BE BLOCKED UNTIL
       THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

1.     Receive the report of the Board of Directors              Mgmt          No Action
       on the 2008 business activities of the Company
       and presentation of the annual report prepared
       in accordance with the Accounting Act

2.     Receive the report of the Auditor                         Mgmt          No Action

3.     Receive the report of the Supervisory Board               Mgmt          No Action
       including the report of the Audit Committee

4.     Approve to determine and allocation of the 2008           Mgmt          No Action
       after tax profit of the Company, declaration
       of Dividends for the 2008 business year on
       the common shares

5.     Approve of the 2008 annual report of the Company          Mgmt          No Action
       prepared in accordance with the Accounting
       Act, including the 2008 balance sheet

6.     Receive the report on the 2008 business activities        Mgmt          No Action
       of the Richter Group and presentation of the
       consolidated report prepared in accordance
       with the IFRS

7.     Receive the report of the Auditor on the consolidated     Mgmt          No Action
       report

8.     Receive the report of the Supervisory Board               Mgmt          No Action
       including the report of the Audit committee
       on the consolidated report

9.     Approve the 2008 consolidated report                      Mgmt          No Action

10.    Approve the Corporate Governance Report                   Mgmt          No Action

11.    Authorize the Board of Directors for the purchase         Mgmt          No Action
       of own shares of the Company

12.A   Amend the statutes concerning the modifications           Mgmt          No Action
       of the scope of activities

12.B   Amend the statutes concerning the exercise of             Mgmt          No Action
       employment rights

12.C   Amend the statutes implementing the application           Mgmt          No Action
       of the modified terminology of the capital
       market act and the Companies Act

12.D   Amend the statutes to delete from the general             Mgmt          No Action
       meeting s exclusive competence the acceptance
       of public purchase offers relating to treasury
       shares

12.E   Amend the statutes to delete the automatic termination    Mgmt          No Action
       of the voting restrictions

12.F   Amend the statutes to delete from the general             Mgmt          No Action
       meeting s exclusive competence the decision
       concerning measures disturbing public purchase
       offers

13.    Approve the consolidated text of the Company's            Mgmt          No Action
       statutes [including amendments]

14.    Approve the remuneration of the Members of the            Mgmt          No Action
       Board of Directors

15.A   Re-elect Dr. Attila Chikan as a Member of the             Mgmt          No Action
       Supervisory board for a period of 3 years

15.B   Re-elect Mr. Jozsef Eros as a Member of the               Mgmt          No Action
       Supervisory Board for a period of 3 years

15.C   Re-elect Dr. Maria Balogh as a Member of Supervisory      Mgmt          No Action
       Board for a period of 3 years

15.D   Re-elect Dr. Gabor Simon Kis as a Member of               Mgmt          No Action
       the Supervisory Board for a period of 3 years

15.E   Re-elect Mr. Andras Sugar as a Member of the              Mgmt          No Action
       Supervisory Board for a period of 3 years

15.F   Re-elect Mr. Gabor Toth as a Member of the Supervisory    Mgmt          No Action
       Board appointed by the Company's Employees
       for a period of 3 years

15.G   Re-elect Mr. Jeno Fodor as a Member of the Supervisory    Mgmt          No Action
       Board appointed by the Company's Employees
       for a period of 3 years

15.H   Elect Mr. Andras Balasko as a Member of the               Mgmt          No Action
       Supervisory Board appointed by the Company's
       Employees for a period of 3 years

15.I   Re-elect Dr. Attila Chikan, Mr. Jozsef Eros               Mgmt          No Action
       and Dr. Maria Balogh as the Supervisory Board
       Members of the Audit Committee for a period
       of 3 years

16.    Approve the remuneration of the Members of the            Mgmt          No Action
       Supervisory Board

17.    Approve the rules of procedure of the Supervisory         Mgmt          No Action
       Board

18.    Elect the Company's Statutory Auditor                     Mgmt          No Action

19.    Approve the remuneration of the Company's statutory       Mgmt          No Action
       Auditor

20.    Miscellaneous                                             Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 GENTING BERHAD                                                                              Agenda Number:  701975279
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26926116
    Meeting Type:  AGM
    Meeting Date:  17-Jun-2009
          Ticker:
            ISIN:  MYL3182OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited financial statements for the            Mgmt          For                            For
       FYE 31 DEC 2008 and the Directors' and Auditors'
       reports thereon

2.     Declare a final dividend of 4.0 sen less 25%              Mgmt          For                            For
       tax per ordinary share of 10 sen each for the
       FYE 31 DEC 2008 to be paid on 27 JUL 2009 to
       members registered in the Record of Depositors
       on 30 JUN 2009

3.     Approve the payment of Directors' fees of MYR             Mgmt          For                            For
       826,900 for the FYE 31 DEC 2008

4.     Re-elect Tan Sri Lim Kok Thay as a Director               Mgmt          For                            For
       of the Company pursuant to Article 99 of the
       Articles of Association of the Company

5.     Re-elect Mr. Quah Chek Tin as a Director of               Mgmt          For                            For
       the Company pursuant to Article 99 of the Articles
       of Association of the Company

6.     Re-appoint Tan Sri Mohd Amin bin Osman as a               Mgmt          For                            For
       Director, who retires in accordance with Section
       129 of the Companies Article, 1965, to hold
       office until the conclusion of the next AGM

7.     Re-appoint Dato' Paduka Nik Hashim bin Nik Yusoff         Mgmt          For                            For
       as a Director, who retires in accordance with
       Section 129 of the Companies Article, 1965,
       to hold office until the conclusion of the
       next AGM

8.     Re-appoint Mr. Tun Mohammed Hanif bin Omar as             Mgmt          For                            For
       a Director, who retires in accordance with
       Section 129 of the Companies Article, 1965,
       to hold office until the conclusion of the
       next AGM

9.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

10.    Authorize the Directors, subject always to the            Mgmt          For                            For
       Companies Act, 1965, the Articles of Association
       of the Company and the approval of any relevant
       governmental and/or regulatory authorities,
       where such approval is required, pursuant to
       Section 132D of the Companies Act, 1965, to
       issue and allot shares in the Company, at any
       time and upon such terms and conditions and
       for such purposes as the Directors may, in
       their absolute discretion deem fit provided
       that the aggregate number of shares issued
       pursuant to this resolution does not exceed
       10% of the issued and paid-up share capital
       of the Company for the time being; [Authority
       expire at the conclusion of the next AGM of
       the Company]; to take all such actions that
       may be necessary and/ or desirable to give
       effect to this resolution and in connection
       therewith to enter into and execute on behalf
       of the Company any instrument, agreement and/or
       arrangement with any person, and in all cases
       with full power to assent to any condition,
       modification, variation and/or amendment [if
       any] in connection therewith; and to obtain
       the approval for the listing of and quotation
       for the additional shares so issued on Bursa
       Malaysia Securities Berhad

11.    Authorize the Company, subject to the passing             Mgmt          For                            For
       of Resolution 12, subject to compliance with
       all applicable laws, the Company's Articles
       of Association, the regulations and guidelines
       applied from time to time by Bursa Malaysia
       Securities Berhad ["Bursa Securities"] and/or
       any other relevant regulatory authority, to
       utilize up to the aggregate of the total retained
       earnings and share premium accounts of the
       Company based on its latest audited financial
       statements available up to the date of the
       transaction, to purchase, from time to time
       during the validity of the approval and authority
       under this resolution, such number of ordinary
       shares of 10 sen each in the Company [as may
       be determined by the Directors of the Company]
       on Bursa Securities upon such terms and conditions
       as the Directors may deem fit and expedient
       in the interests of the Company, provided that
       the aggregate number of shares to be purchased
       and/or held by the Company pursuant to this
       resolution does not exceed 10% of the total
       issued and paid-up ordinary share capital of
       the Company at the time of purchase and provided
       further that in the event that the Company
       ceases to hold all or any part of such shares
       as a result of [among others] cancellations,
       re-sales and/or distributions of any of these
       shares so purchased, the Company shall be entitled
       to further purchase and/or hold such additional
       number of shares as shall [in aggregate with
       the shares then still held by the Company]
       not exceed 10% of the total issued and paid-up
       ordinary share capital of the Company at the
       time of purchase; based on the audited financial
       statements of the Company for the financial
       year ended 31 DEC 2007, the Company's retained
       earnings and share premium accounts were approximately
       MYR 5,253.3 million and MYR 1,151.4 million
       respectively; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiry of the period within which the
       next AGM is required by law to be held, unless
       earlier revoked or varied by ordinary resolution
       of the members of the Company in general meeting,
       whichever occurs first]; authorize the Directors
       of the Company, in their absolute discretion,
       to deal with any shares purchased and any existing
       treasury shares ["the said Shares"] in the
       following manner: (i) cancel the said Shares;
       and/or (ii) retain the said Shares as treasury
       shares; and/or (iii) distribute all or part
       of the said Shares as dividends to shareholders,
       and/or resell all or part of the said Shares
       on Bursa Securities in accordance with the
       relevant rules of Bursa Securities and/or cancel
       all or part of the said Shares, or in any other
       manner as may be prescribed by all applicable
       laws and/or regulations and guidelines applied
       from time to time by Bursa Securities and/or
       any other relevant authority for the time being
       in force and that the authority to deal with
       the said Shares shall continue to be valid
       until all the said Shares have been dealt with
       by the Directors of the Company; and to take
       all such actions that may be necessary and/or
       desirable to give effect to this resolution
       and in connection therewith to enter into and
       execute on behalf of the Company any instrument,
       agreement and/or arrangement with any person,
       and in all cases with full power to assent
       to any condition, modification, variation and/or
       amendment [if any] as may be imposed by any
       relevant regulatory authority or Bursa Securities
       and/or to do all such acts and things as the
       Directors may deem fit and expedient in the
       best interest of the Company

12.    Approve that, subject to the passing of Ordinary          Mgmt          For                            For
       Resolution 11 and the approval of the Securities
       Commission ["SC"], Kien Huat Realty Sdn Berhad
       ["KHR"] and the persons acting in concert with
       KHR ["PAC"] to be exempted from the obligation
       to undertake a mandatory take-over offer on
       the remaining voting shares in the Company
       not already owned by them under Part II of
       the Malaysian Code on Take-Overs and Mergers
       1998 ["Code"], which may arise upon the future
       purchase by the Company of its own shares pursuant
       to Resolution 11, in conjunction with the application
       submitted by KHR and the PACs to the SC under
       Practice Note 2.9.10 of the Code; authorize
       the Directors of the Company to take all such
       actions that may be necessary and/or desirable
       to give effect to this resolution and in connection
       therewith to enter into and execute on behalf
       of the Company any instrument, agreement and/or
       arrangement with any person, and in all cases
       with full power to assent to any condition,
       modification, variation and/or amendment [if
       any] as may be imposed by any relevant regulatory
       authority and/or to do all such acts and things
       as the Directors may deem fit and expedient
       in the best interest of the Company

13.    Authorize the Company and/or its unlisted subsidiaries    Mgmt          For                            For
       to enter into any of the transactions falling
       within the types of recurrent related party
       transactions of a revenue or trading nature
       with the related parties as set out in Section
       2.3 under Part C of the Document to Shareholders
       dated 26 MAY 2009, provided that such transactions
       are undertaken in the ordinary course of business,
       on arm's length basis and on commercial terms
       which are not more favorable to the related
       party than those generally available to/from
       the public and are not, in the Company's opinion,
       detrimental to the minority shareholders and
       that the breakdown of the aggregate value of
       the recurrent related party transactions conducted/to
       be conducted during the financial year, including
       the types of recurrent transactions made and
       the names of the related parties, will be disclosed
       in the annual report of the Company; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company following this AGM
       at which such Proposed Shareholders' Mandate
       is passed and the expiration of the period
       within which the next AGM of the Company after
       that date is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 (but
       shall not extend to such extension as may be
       allowed pursuant to Section 143(2) of the Companies
       Act, 1965]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 GENTING INTERNATIONAL PUBLIC LTD CO                                                         Agenda Number:  701875455
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3825Q102
    Meeting Type:  EGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  GB0043620292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve to change the name of the Company to              Mgmt          For                            For
       'Genting Singapore Plc'

S.2    Approve the re-registration of the Company under          Mgmt          For                            For
       the Isle of Man Companies Act 2006

S.3    Adopt a new Memorandum and Articles of Association        Mgmt          For                            For
       of the Company as part of the proposed re-registration

4.     Approve the addition of the international sales           Mgmt          For                            For
       and marketing agreement to the shareholders
       mandate for interested person transactions




--------------------------------------------------------------------------------------------------------------------------
 GENTING INTERNATIONAL PUBLIC LTD CO                                                         Agenda Number:  701876065
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3825Q102
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  GB0043620292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Audited Financial Statements        Mgmt          For                            For
       for the FYE 31 DEC 2008 and the Directors'
       and Auditors' reports thereon

2.     Approve the payment of Directors' fees of SGD             Mgmt          For                            For
       481,865 [2007: SGD 504,308] for the FYE 31
       DEC 2008

3.     Re-elect Mr. Justin TanWah Joo as a Director              Mgmt          For                            For
       of the Company, pursuant to Article 102 of
       the Articles of Association of the Company

4.     Re-elect Mr. Lim Kok Hoong as a Director of               Mgmt          For                            For
       the Company, pursuant to Article 102 of the
       Articles of Association of the Company

5.     Re-appoint Mr. Koh Seow Chuan as a Director               Mgmt          For                            For
       of the Company pursuant to Article 101 of the
       Articles of Association of the Company

S.6    Re-appoint the PricewaterhouseCoopers, Isle               Mgmt          For                            For
       of Man as the Auditors of the Company and authorize
       the Directors to fix their remuneration and
       thereafter, subject to and conditional upon
       the following: [i] the passing of the special
       resolution at the EGM of the Company to be
       held immediately following this 24th AGM for
       the re-registration of the Company as a company
       governed under the Isle of Man Companies Act
       2006; and [ii] the issuance of the certificate
       of de-registration and the certificate of re-registration
       of the Company governed under the Isle of Man
       Companies Act 2006 by the Companies Registry
       of the Isle of Man Financial Supervision Commission;
       to appoint PricewaterhouseCoopers, Singapore
       [New Auditors] in place of PricewaterhouseCoopers,
       Isle of Man as Auditors of the Company and
       to authorize the Directors to fix the remuneration
       of the New Auditors

7.     Authorize the Directors pursuant to Rule 806              Mgmt          For                            For
       of the Listing Manual of the Singapore Exchange
       Securities Trading Limited to [1] allot and
       issue shares in the capital of the Company
       whether by way of rights, bonus or otherwise;
       and/or make or grant offers, agreements or
       options [collectively, 'Instruments'] that
       might or would require shares to be issued,
       including but not limited to the creation and
       issue of [as well as adjustments to] warrants,
       debentures or other instruments convertible
       into shares; at any time and upon such terms
       and conditions and for such purposes and to
       such persons as the Directors may, in their
       absolute discretion, deem fit [2] the aggregate
       number of shares to be issued pursuant to this
       resolution does not exceed 50% [or 100%, in
       the event of a pro - rata renounceable rights
       issue] of the issued share capital of the Company,
       of which the aggregate number of shares to
       be issued other than on a pro-rata basis to
       shareholders of the Company does not exceed
       20% of the issued share capital of the Company;
       the purpose of determining the aggregate number
       of shares that may be issued under paragraph
       (a) above, the percentage of issued share capital
       shall be based on the issued share capital
       of the Company at the time this resolution
       is passed, after adjusting for (i) new shares
       arising from the conversion or exercise of
       any convertible securities or share options
       or vesting of share awards which are outstanding
       at the time this resolution is passed, and
       (ii) any subsequent bonus issue, consolidation
       or subdivision of shares; and unless revoked
       or varied by the Company in general meeting,
       such authority shall continue in force until
       the conclusion of the next AGM of the Company
       or when it is required by law to be held, whichever
       is the earlier

8.     Approve subject to and conditional upon the               Mgmt          For                            For
       passing of Ordinary Resolution 7 above to the
       Directors of the Company at any time to issue
       shares in the capital of the Company [other
       than on a pro-rata basis to shareholders of
       the Company] at an issue price for each share
       which shall be determined by the Directors
       in their absolute discretion provided that
       such price shall not represent a discount of
       more than 20% to the weighted average price
       of a share in the capital of the Company for
       trades done on the Singapore Exchange Securities
       Trading Limited [SGX-ST] [as determined in
       accordance with the requirements of SGX-ST];
       and the authority conferred by this resolution
       shall continue in force until the conclusion
       of the next AGM of the Company or the date
       by which the next AGM of the Company is required
       by law to be held, whichever is the earlier

9.     Approve the purposes of Chapter 9 of the Listing          Mgmt          For                            For
       Manual [Chapter 9] of the SGX-ST, for the Company,
       its subsidiaries and associated Companies that
       are entities at risk [as the term is used in
       Chapter 9], or any of them, to enter into any
       of the transactions falling within the types
       of interested person transactions described
       in the appendix to the notice of this 24th
       AGM dated 01 APR 2009 [the 'Appendix'] with
       any party who is of the class of interested
       persons described in the appendix, provided
       that such transactions are made on normal commercial
       terms and in accordance with the review procedures
       for such interested person transactions; approve
       the paragraph (a) above [the 'Shareholders'
       Mandate'] shall, unless revoked or varied by
       the Company in general meeting, continue in
       force until the conclusion of the next AGM
       of the Company; and authorize the Directors
       to complete and do such acts and things [including
       executing all such documents as may be required]
       as they may consider expedient or necessary
       or in the interests of the Company to give
       effect to the Shareholders' Mandate and/or
       this resolution

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 GERDAU SA                                                                                   Agenda Number:  701904662
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2867P113
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRGGBRACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       VOTES IN FAVOR 'AND' AGAINST IN THE SAME AGENDA           Non-Voting    No vote
       ITEM ARE NOT ALLOWED. ONLY VOTES IN FAVOR AND/OR
       ABSTAIN OR AGAINST AND/ OR ABSTAIN ARE ALLOWED

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEMS 3 AND 4 ONLY. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 558320 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     To take the knowledge of the Directors accounts           Non-Voting    No vote
       to examine, discuss and vote the financial
       statements for the FYE 31 DEC 2008

2.     To deliberate on the distribution of the fiscal           Non-Voting    No vote
       years net profits and to distribution of  dividends

3.     Elect the members of the Board of Directors               Mgmt          For                            For
       and approve to set the Directors remuneration

4.     Elect the members of the Finance committee and            Mgmt          For                            For
       their respective substitutes, and approve to
       set the remuneration




--------------------------------------------------------------------------------------------------------------------------
 GETIN HOLDING S.A., WROCLAW                                                                 Agenda Number:  701784008
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3203X100
    Meeting Type:  OGM
    Meeting Date:  05-Jan-2009
          Ticker:
            ISIN:  PLGSPR000014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU                Non-Voting    No Action

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Acknowledge proper convening of the meeting               Mgmt          No Action
       and its ability to adopt resolutions

4.     Approve to accept the agenda                              Mgmt          No Action

5.     Adopt the resolution on changes among the Supervisory     Mgmt          No Action
       Board Members

6.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 GETIN HOLDING S.A., WROCLAW                                                                 Agenda Number:  701836629
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3203X100
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  PLGSPR000014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairperson                                     Mgmt          No Action

3.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity with regulations and is capable
       to pass valid resolutions

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve to review the Supervisory Boards evaluation       Mgmt          No Action
       of the Company's situation, report on own activity
       in 2008, evaluation of the Management Boards
       report and financial statement for 2008 and
       conclusions on distribution of profits

6.     Approve the Supervisory Board's report on own             Mgmt          No Action
       activity in 2008, evaluation of the Management
       Board's report and financial statement for
       2008 and conclusions on distribution of profits

7.     Approve the Management Board's report on Company's        Mgmt          No Action
       activity in 2008

8.     Approve the financial statement for 2008                  Mgmt          No Action

9.     Approve the Management Board's report on the              Mgmt          No Action
       capital group activity in 2008

10.    Approve the consolidated financial statement              Mgmt          No Action
       for the capital group for 2008

11.    Grant discharge to the Members of the Management          Mgmt          No Action
       Board from their duties completed in 2008

12.    Grant discharge to the Members of the Supervisory         Mgmt          No Action
       Board from their duties completed in 2008

13.    Approve to review the Management Boards motion            Mgmt          No Action
       on distribution of profit

14.    Approve the profit distribution for 2008, in              Mgmt          No Action
       case of dividend payment and determine the
       record date and pay date

15.    Approve to increase the limit of own share purchase       Mgmt          No Action
       upto 50000000 shares in connection with the
       existing buy back program

16.    Approve the changes to the Articles of Association        Mgmt          No Action

17.    Approve the changes to the regulations of the             Mgmt          No Action
       Supervisory Board

18.    Appoint the New Members of the Supervisory Board          Mgmt          No Action

19.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 GHANA COMMERCIAL BANK LTD, ACCRA                                                            Agenda Number:  701847329
--------------------------------------------------------------------------------------------------------------------------
        Security:  V3855J104
    Meeting Type:  OGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  GH0000000094
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING                    Non-Voting    No vote

1.     Receive and consider the Accounts for the YE              Mgmt          For                            For
       31 DEC 2008 with the reports of the Directors
       and Auditors thereon

2.     Declare a dividend for the YE 31 DEC 2008                 Mgmt          For                            For

3.     Re-elect the Directors                                    Mgmt          For                            For

4.     Ratify the appointment of Mr. Samuel Amankwah,            Mgmt          For                            For
       Deputy Managing Director [Finance]

5.     Approve the remuneration of the Directors                 Mgmt          For                            For

6.     Authorize the Directors to determine the fees             Mgmt          For                            For
       of the Auditors

S.7    Amend the Regulation 16 of the Company's as               Mgmt          For                            For
       specified




--------------------------------------------------------------------------------------------------------------------------
 GIANT MANUFACTURE CO LTD                                                                    Agenda Number:  701976714
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2708Z106
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0009921007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 546835 DUE TO DUE TO RECEIPT OF DIRECTORS
       AND SUPERVISORS NAMES. ALL VOTES RECEIVED ON
       THE PREVIOUS MEETING WILL BE DISREGARDED AND
       YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of endorsement, guarantee            Non-Voting    No vote
       and monetary loans

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 2 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, proposed stock dividend: 200 for
       1,000 shares held

B.5    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B71.1  Elect Mr. King Liu, Shareholder No: 4 as a Director       Mgmt          For                            For

B71.2  Elect Mr. Tony Lo, Shareholder No: 10 as a Director       Mgmt          For                            For

B71.3  Elect Mr. Bonnie Tu, Shareholder No: 2 as a               Mgmt          For                            For
       Director

B71.4  Elect Mr. Young Liu, Shareholder No: 22 as a              Mgmt          For                            For
       Director

B71.5  Elect Mr. Donald Chiu, Shareholder No: 8 as               Mgmt          For                            For
       a Director

B71.6  Elect Yuan Sin Investment Company Limited, Shareholder    Mgmt          For                            For
       NO: 38737, Representative: Mr. Tu Liu Yeh Chiao
       as a Director

B71.7  Elect Mr. Wang Shou Chien, Shareholder No: 19             Mgmt          For                            For
       as a Director

B72.1  Elect Lian Wei Investment Company Limited, Shareholder    Mgmt          For                            For
       No: 15807, Representative: Mr. Yu Yu Chiu as
       a Supervisor

B72.2  Elect Mr. Brian Yang, Shareholder No: 110 as              Mgmt          For                            For
       a Supervisor

B.8    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.9    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 GILAT SATELLITE NETWORKS LTD                                                                Agenda Number:  701780341
--------------------------------------------------------------------------------------------------------------------------
        Security:  M51474118
    Meeting Type:  AGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  IL0010825102
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Report on business for the YE 31 DEC 2007 and             Non-Voting    No vote
       receive the Auditors' report and the consolidated
       financial statements for the YE 31 DEC 2007

2.1    Re-appoint Kost Forer Gabbay & Kasierer, a Member         Mgmt          For                            For
       of Ernst & Young Global as the Independent
       Auditors for the Company until the next AGM
       of the Company's shareholders and authorize
       the Audit Committee of the Board of Directors
       of the Company to determine the compensation
       of the Independent Auditors

3.2.1  Re-elect Mr. Jeremy Blank as a Member of the              Mgmt          For                            For
       Board of Director for 1 year term and approve
       to fix their compensation

3.2.2  Re-elect Dr. Udi Ganani as a Member of the Board          Mgmt          For                            For
       of Director for 1 year term and approve to
       fix their compensation

3.2.3  Re-elect Mr. Amiram Levinberg as a Member of              Mgmt          For                            For
       the Board of Director for 1 year term and approve
       to fix their compensation

3.2.4  Re-elect Ms. Karen Sarid as a Member of the               Mgmt          For                            For
       Board of Director for 1 year term and approve
       to fix their compensation

3.2.5  Re-elect Mr. Izhak Tamir as a Member of the               Mgmt          For                            For
       Board of Director for 1 year term and approve
       to fix their compensation

4.3    Ratify the nomination by the Board of Directors           Mgmt          For                            For
       of Mr. Amiram Levinberg, Chief Executive Officer,
       to serve also as the Chairman of the Board
       of Directors for an additional 3 year period

5.4    Approve the issuance of options to Mr. Amiram             Mgmt          For                            For
       Levinberg for his services to the Company as
       Chief Executive Officer as specified

6.5    Appoint Dr. Leora (Rubin) Meridor to serve for            Mgmt          For                            For
       a 2nd term as an External Director of the Company
       in accordance with the Israeli Companies Law,
       for a period of 3 years to commence on the
       date of the meeting, during which she and Mr.
       Haim Benjamini, the Company's Additional External
       Director as specified

7.6    Amend to replace Article 39 of the Company's              Mgmt          For                            For
       Articles of Association, with the new Section
       39 to increase the minimum share ownership
       required for the appointment of a Director

8.7    Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company to NIS 18 million and the number
       of authorized ordinary shares of the Company
       to 90,000,000 shares, NIS 0.20 par value per
       share; to replace Article 4[a] of the Company's
       Articles of Association such that Article 4[a]
       shall read as follows: the authorized share
       capital of the Company NIS 18,000,000 divided
       into 90,000,000 ordinary shares, par value
       NIS 0.20 per share and amend Section 4 of the
       Memorandum of Association to reflect the changes
       in share capital as specified

       Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 GILAT SATELLITE NETWORKS LTD, PETAH TIKVA                                                   Agenda Number:  701636055
--------------------------------------------------------------------------------------------------------------------------
        Security:  M51474118
    Meeting Type:  OGM
    Meeting Date:  03-Jul-2008
          Ticker:
            ISIN:  IL0010825102
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve to increase in the coverage amount under          Mgmt          For                            For
       our Gilat's Directors' and officers' liability
       Insurance policy form USD 15,000,000 to USD
       20,000,000 for any 1 claim and in the aggregate
       for all claims during the policy period, and
       to approve additional coverage under a Side
       A Directors and officers' liability insurance
       policy of up to USD 5,000,000 for any 1 claim
       and in the aggregate for all claims during
       the policy period

2.     Approve to extend the term of the employment              Mgmt          For                            For
       agreement between us and our Chief Executive
       Officer and Chairman of the Board of Directors,
       Mr. Amiram Levinberg, which currently expires
       in JUL 2008, for 1 additional year under the
       same terms as currently in effect

3.     Approve the Agreement and Plan of Merger, dated           Mgmt          For                            For
       as of 31 MAR 2008, or the Merger Agreement,
       by and among Galactic Holdings Limited, and
       Israeli Company, or the purchaser, Galactic
       Acquisition Company Limited and Israeli Company
       and a wholly owned subsidiary of the purchaser,
       or the merger sub, and our Company, and to
       the merger, as specified below, and the other
       transactions contemplated by the merger that:
       merger sub will merge with and into our Company,
       which our Company continuing as the surviving
       corporation [the merger]; the merger, we will
       become a private Company and a wholly owned
       subsidiary of the purchaser; and the Gilat
       shares outstanding at the effective time of
       the merger other than Gilat shares then held
       by certain of the investors, as specified;
       the purchaser or merger sub which ordinary
       shares will be cancelled, with no consideration
       delivered in exchange therefore, will automatically
       be converted in the right to receive USD 11.40
       in cash without interest and less any applicable
       withholdings taxes




--------------------------------------------------------------------------------------------------------------------------
 GILAT SATELLITE NETWORKS LTD.                                                               Agenda Number:  932922974
--------------------------------------------------------------------------------------------------------------------------
        Security:  M51474118
    Meeting Type:  Consent
    Meeting Date:  03-Jul-2008
          Ticker:  GILT
            ISIN:  IL0010825102
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     RESOLVED, TO INCREASE THE COVERAGE AMOUNT UNDER           Mgmt          For                            For
       GILAT'S DIRECTORS' AND OFFICERS' LIABILITY
       INSURANCE POLICY AND TO APPROVE ADDITIONAL
       COVERAGE UNDER A "SIDE A" DIRECTORS' AND OFFICERS'
       LIABILITY INSURANCE POLICY

02     RESOLVED, TO EXTEND THE TERM OF THE EMPLOYMENT            Mgmt          For                            For
       AGREEMENT OF GILAT'S CHIEF EXECUTIVE OFFICER
       AND CHAIRMAN OF THE BOARD OF DIRECTORS, MR.
       AMIRAM LEVINBERG, FOR ONE ADDITIONAL YEAR UNDER
       THE SAME TERMS AS CURRENTLY IN EFFECT, STARTING
       JULY 2008.

03     RESOLVED, TO APPROVE THE AGREEMENT AND PLAN               Mgmt          For                            For
       OF MERGER, BY AND AMONG GALACTIC HOLDINGS LTD.,
       GALACTIC ACQUISITION COMPANY LTD., AND GILAT,
       AND TO APPROVE ALL OTHER TRANSACTIONS CONTEMPLATED
       BY THE MERGER AGREEMENT.

3I     A) A PERSON OR ENTITY HOLDING, DIRECTLY OR INDIRECTLY,    Mgmt          For
       EITHER 25% OR MORE OF THE VOTING POWER B) A
       PERSON OR ENTITY ACTING ON BEHALF OF THE PURCHASER
       C) A FAMILY MEMBER OF, OR AN ENTITY CONTROLLED
       BY THE PURCHASER VOTE YES=FOR




--------------------------------------------------------------------------------------------------------------------------
 GILAT SATELLITE NETWORKS LTD.                                                               Agenda Number:  932981562
--------------------------------------------------------------------------------------------------------------------------
        Security:  M51474118
    Meeting Type:  Annual
    Meeting Date:  30-Dec-2008
          Ticker:  GILT
            ISIN:  IL0010825102
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     REAPPOINT KOST FORER GABBAY & KASIERER AS INDEPENDENT     Mgmt          For                            For
       AUDITORS.

02     APPROVE THE RENOMINATION OF EACH OF THE NOMINEES          Mgmt          For                            For
       FOR ELECTION TO THE BOARD OF DIRECTORS AND
       THEIR COMPENSATION.

03     APPROVE THE RENOMINATION OF MR. AMIRAM LEVINBERG,         Mgmt          For                            For
       THE COMPANY CEO, AS CHAIRMAN OF THE BOARD OF
       DIRECTORS.

04     APPROVE THE ISSUANCE OF OPTIONS TO THE CHIEF              Mgmt          For                            For
       EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
       OF DIRECTOR, MR. AMIRAM LEVINBERG.

05     APPROVE THE RENOMINATION OF ONE OF OUR EXTERNAL           Mgmt          For                            For
       DIRECTORS TO THE BOARD OF DIRECTORS FOR AN
       ADDITIONAL 3 YEARS AND COMPENSATION OF THE
       EXTERNAL DIRECTORS.

06     AMENDMENT TO SECTION 39 OF THE ARTICLES TO INCREASE       Mgmt          For                            For
       THE MINIMUM SHARE OWNERSHIP REQUIRED FOR THE
       APPOINTMENT OF A DIRECTOR.

07     APPROVE THE INCREASE OF AUTHORIZED SHARE CAPITAL          Mgmt          For                            For
       IN AN AMOUNT OF NIS 6,000,000, PAR VALUE OF
       NIS 0.20 PER SHARE, DIVIDED INTO 30,000,000
       ORDINARY SHARES.

I      I AM A PERSON OR ENTITY HOLDING, DIRECTLY OR              Mgmt          For
       INDIRECTLY, EITHER 25% OR MORE OF THE VOTING
       POWER OR THE RIGHT TO APPOINT 25% OR MORE OF
       THE DIRECTORS OF THE COMPANY. I FALL WITHIN
       THE ABOVE CATEGORY. IF YOU DO NOT INDICATE
       BELOW, YOUR VOTE WILL NOT BE COUNTED FOR THE
       PURPOSE OF ITEM 4 & 6. MARK "FOR" = YES OR
       "AGAINST" = NO.




--------------------------------------------------------------------------------------------------------------------------
 GLAXOSMITHKLINE PHARMACEUTICALS LTD                                                         Agenda Number:  701844854
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2709V112
    Meeting Type:  AGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  INE159A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Audited balance sheet               Mgmt          For                            For
       as on 31 DEC 2008 and the Profit and Loss Account
       for the YE as on that date and the reports
       of the Board of Directors and the Auditors
       thereon

2.     Declare a dividend on equity shares for the               Mgmt          For                            For
       YE 31 DEC 2008

3.     Re-appoint Dr. A. Banerjee as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. N. Kaviratne as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. P. V. Nayak as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Appoint Price Waterhouse & Co., Chartered Accountants,    Mgmt          For                            For
       as the Auditors of the Company [including all
       its Branches] to hold office from the conclusion
       of this meeting until the conclusion of the
       next AGM of the Company and authorize the Audit
       Committee to fix their remuneration

7.     Re-appoint, pursuant to Section 198, 269, 309,            Mgmt          For                            For
       310 and other applicable provisions, if any,
       of the Companies Act, 1956, including any statutory
       modifications or re-enactments thereof, and
       all other statutory provisions if any, Dr.
       A. Banerjee as the whole time Director of the
       Company for the period from 01 JAN 2009 to
       31 JUL 2011, on the terms and conditions and
       stipulations, including remuneration as contained
       in an Agreement to be entered into between
       the Company and Dr. A. Banerjee, a draft whereof
       is placed before the meeting and which for
       the purpose of identification is initialed
       by the Managing Director and authorize the
       Board of Directors to take all necessary or
       desirable steps for the aforesaid purpose and
       matter incidental thereto




--------------------------------------------------------------------------------------------------------------------------
 GLENMARK PHARMACEUTICALS LTD                                                                Agenda Number:  701692609
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2711C144
    Meeting Type:  AGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  INE935A01035
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2008 and the profit and
       loss account of the Company of the YE on that
       date together with the reports for the Directors
       and the Auditors thereon

2.     Approve to confirm on interim dividend declare            Mgmt          For                            For
       on Equity Shares

3.     Re-appoint Mrs. Blanche E. Saldanha as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Rajesh V. Desai as a Director,             Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. A.S Mohanty as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Appoint M/s. Price Waterhouse, as the Auditors            Mgmt          For                            For
       of the Company to hold office from the conclusion
       of this AGM until the conclusion of the next
       AGM and approve to fix their remuneration

S.7    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in pursuant of the provisions of Section 81(A)
       and other applicable provisions, if any, of
       the Companies Act, 1956 ads also provisions
       of nay other applicable laws, rules and regulations
       [including any amendment thereto or re-enactment
       thereof for the time being in force] and enabling
       provisions in the Memorandum and Articles if
       Association of the Company and the Listing
       Agreements entered into by the Company with
       the Stock Exchanges where the shares of the
       Company are listed and subject to such approvals,
       consents, permissions and sanctions of the
       Government of India [GOI], Reserve Bank of
       India [RBI], Securities and Exchange Board
       of India [SEBI]and all other appropriate and/or
       concerned authorities, and subject to such
       conditions and modifications, as may be prescribed
       by any of them in granting such approvals,
       consents, permissions and sanctions [which
       term shall be deemed to include any committee
       which the Board may have constituted or hereafter
       constituted for the time being exercising the
       powers conferred ion the Board by this resolution]
       to accept, if thinks fit in the interest of
       the Company, the consent of the Company, authorize
       the Board of Directors of the Company to issue,
       offer and allot equity shares/warrants sand/or
       instruments convertible into equity shares
       optionally or otherwise including but not limited
       to Global Depository Receipts [GDR's]/ American
       Depository Receipts[ADR's]/Foreign Currency
       Convertible Bounds [FCCB's] to any combinations
       thereof [hereafter referred to as Securities]
       for an aggregate sum USD 250 million with a
       green shoe option of 15% or equivalent in India
       and/or any other currency(ies) inclusive of
       such premium, as may be permitted by the Ministry
       of Finance/such other authorities Directly
       to India/Foreign/Resident/Non-resident Invests
       [whether Institutions Incorporated Bodies,
       Mutual funds/Trust/Foreign Institutional Investors/Banks
       and or/or individuals, or otherwise and whether
       or not such investors re Members, promoters,
       Directors or their relatives/associates of
       the Company] through Public Issues(s),Private
       Placement(s) or a combination thereof or through
       Qualified Institutional Placement(s) {QIF}
       in terms of Chapter XIIIA of the SEBI [Disclosure
       and Investor Protection] guidelines, 2000 as
       amended form time to time of such or time in
       such trench or trenches, at such price or prices
       at a discount or premium to market price or
       prices in such manner and on such terms and
       conditions ads may be decided and deemed appropriate
       by the Board at the time of such issue or allotment
       or considering the prevailing market conditions
       and other relevant factors, wherever necessary
       with Lead Managers, Underwrites, Advisors or
       through the subsidiaries, including by way
       of initial Public Offer in US or other countries,
       so as to enable the Company to get listed at
       any Stock Exchange in India and/or Luxemburg/
       London/New York/ Singapore/Hong Kong Exchanges
       and/or any overseas Stock Exchange; approve
       the relevant date for the purpose of computing
       the minimum price for issue of the Securities
       in terms of Chapter XIII A of the SEBI [Disclosure
       and Investor Protection] guidelines, 2000 would
       be the date 30 days prior to the date if this
       AGM or in the case of issue of convertible
       Securities, at the discretion of the Board
       of Directors i) a day being 30 Days prior to
       the date of this AGM ii) a day 30 days prior
       to the date of which the holder of the securities
       which are convertible into or exchangeable
       with equity shares become entitled to apply
       for the said shares; authorize the Board of
       Directors for the purpose of giving effect
       to the above resolution, to do all such acts,
       deeds, matters and things as it ,may in its
       absolute discretion deem necessary or desirable
       and to settle any question, difficulty or doubt
       that may arise in regard to the offer issue
       and allotment of securities; and to accept
       any modifications ion the proposal as may be
       required by the authorities involved in such
       issues but subject to such conditions and the
       SEBI/GOI/RBI or such other appropriate authorities
       may impose at the time of their approval and
       as agreed to by the Board; approve without
       prejudice to the generality of the above, issue
       of securities in international offering may
       have all or may in combination of terms in
       accordance with the international practice;
       authorize the Board to enter into and execute
       all such arrangements/agreements with any Lead
       Managers/ Underwriters/ Guarantors/Depository)ies)
       Custodians/Advisors and all such agencies as
       may be involved in cash or other wise including
       by way of payment of commission, brokerage,
       fees, expenses incurred in relation to the
       issue of securities and other expenses, if
       any or the like; approve the Company and/or
       any agency or body authorized by the Company
       may issue Global Depository Receipts and/or
       other firm of securities mentioned herein above
       representing the underlying equity shares issued
       by the Company in registered or bearer form
       with such features and attributed as are prevalent
       in capital markets for instrumentations of
       this nature and to provide for the tradability
       or free transferability thereof as per the
       prevailing practices and regulations in the
       capital markets; the securities issued in international
       offering shall be deemed tot have been made
       abroad in the markets and/or at the place of
       issue of the Securities in international markets
       and shall be governed by English or American
       Law or may any other law as may be decided
       by the Board as the case may be; authorize
       the Board to finalize the mode and the terms
       of issue and to allot such number or equity
       Shares/Securities as may be required to be
       issued and allotted upon conversion or nay
       securities referred to in the paragraph(s)
       above as may be necessary in accordance with
       the terms of offering and all such shares to
       rank pari passu with the existing Equity Shares
       of the Company in all respects, excepting such
       rights as to dividend as may be provided under
       the terms if issue and in the offer document;
       and subject to necessary approval, consent,
       permission, to convert the Global Depository
       Receipt/Foreign Currency Convertible Bonds
       into ADRs or any other permitted Securities
       and list of NASDAQ/NSE or in any other overseas
       Stock Ex-change; approve the Company and or
       any entity agency or body authorized and/.or
       appointed by the Company may issue depository
       receipt representing the underlying Securities
       issued by the Company in negotiable registered
       or bearer form with such features and attributes
       as are prevalent in international capital markets
       for instruments of this nature and to provide
       for the tradability and free transferability
       thereof as per international practices and
       regulations [including listing on one or more
       stock exchange(S) inside or outside India]
       and under the forms and practices prevalent
       in the international market for securities
       listing and trading in the Stick/securities
       exchange so that the convertible securities
       and or ADRs and/or GRDs are registers or listed;
       and such of these Securities as are not subscribed
       ay be disposed off by the Board in its absolute
       discretion in such a manner, as the Board may
       deem for and as permissible by law




--------------------------------------------------------------------------------------------------------------------------
 GLENMARK PHARMACEUTICALS LTD                                                                Agenda Number:  701710368
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2711C144
    Meeting Type:  OTH
    Meeting Date:  29-Sep-2008
          Ticker:
            ISIN:  INE935A01035
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 502951 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 372A
       and other applicable provisions, if any, of
       the Companies Act, 1956, or any other Law for
       the time being in force, and subject to such
       approvals, consents, sanctions and permissions
       as may be necessary, consent of the Company
       and [the Board] [which term shall be deemed
       to include any Committee which the Board may
       have constituted or hereafter constitute for
       the time being exercising the powers conferred
       on the Board by this resolution] to make loan[s]
       and/or give any guarantee[s], and/or provide
       any security, in connection with loan[s] made
       by any other person to or to any other person
       by any body Corporate and/or acquire by way
       of subscription, purchase or otherwise the
       securities of any other body Corporate up to
       a limit not exceeding INR 4000 crores on such
       terms and conditions and at such price as the
       Board may in its absolute discretion deem fit,
       notwithstanding that the aggregate of the loans,
       guarantees so far given or to be given and/or
       securities so far acquired or to be acquired
       in all bodies corporate may exceed the limits
       prescribed under the said section; authorize
       the Board to take such steps as may be necessary
       for obtaining approvals, statutory, contractual,
       or otherwise in relation to the above and to
       settle all matters arising out of and incidental
       thereto, and to sign and execute all deeds,
       applications, documents and writings that may
       be required on behalf of the Company and also
       to delegate all or any of the above powers
       to the Committee of Directors or the Managing
       Director of the Company and generally to do
       all such acts, deeds, matters and things that
       may be necessary, proper, expedient or incidental
       for the purpose of giving effect to the resolution

2.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 293 [1]
       [d] and other applicable provisions, if any,
       of the Companies Act, 1956 amd the Articles
       of Association of the Company, and [the Board]
       [which term shall be deemed to include any
       committee which the Board may have constituted
       or hereafter constitute for the time being
       exercising the powers conferred on the Board
       by this resolution] to borrow any sum or sums
       of money, from time to time, where the monies
       to be borrowed by the Company [apart from temporary
       loans obtained or to be obtained from the Company's
       bankers in the ordinary course of business]
       may exceed, at any time, the aggregate of the
       paid up capital of the Company and its free
       reserves [that is to say, reserves not set
       apart for any specific purpose], provided that
       the total amount so borrowed shall not at any
       time exceed INR 4000 crores and authorize the
       Board to arrange or fix the terms and conditions
       of all such monies to borrowed from time to
       tome, including but not limited to interest,
       repayment or security, as it may in its absolute
       discretion deem fit

3.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in pursuance of the provisions of Section 293
       [1] [a] and other applicable provision, if
       any, of the Companies Act 1956, [the Board]
       [which term shall be deemed to include any
       committee which the Board may have constituted
       or hereafter constitute for the time being
       exercising the powers conferred on the Board
       by this resolution] to create a mortgage and/or
       charge over all the immovable and/or movable
       properties of the Company, wheresoever situate,
       both present and future and/or whole or substantially
       the whole of the undertaking[s] of the Company
       to or in favour of any public or private financial
       institutions, banks, mutual funds, bodies Corporate
       or any other person whosoever participating
       in extending term loan, working capital facilities,
       debentures or any other type of financial assistance
       to the Company to or any other body Corporate
       financial assistance to the Company or any
       other body Corporate with a view to secure
       the due repayment of such financial facilities
       together with interest, compound interest,
       additional interest, liquidated damages, premia
       on repayment or on redemption, costs, charges
       or expenses or monies payable by the Company
       to them; authorize the Board to take such steps
       as may be necessary for obtaining approvals,
       statutory, contractual, or otherwise in relation
       to the above and to settle all matters arising
       out of and incidental thereto, and to sign
       and execute all deeds, applications, documents
       and writings that may be required on behalf
       of the Company and also to delegate all or
       any of the above powers to the Committee of
       Directors or the Managing Director of the Company
       and generally to do all such acts, deeds, matters
       and things that may be necessary, proper, expedient
       or incidental for the purpose of giving effect
       to the resolution




--------------------------------------------------------------------------------------------------------------------------
 GLOBE TELECOM INC                                                                           Agenda Number:  701798780
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y27257149
    Meeting Type:  AGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  PHY272571498
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to determine the Quorum                           Mgmt          For                            For

2.     Approve the minutes of the previous meeting               Mgmt          For                            For

3.     Approve the annual report of the Officer                  Mgmt          For                            For

4.     Ratify all acts and resolutions of the Board              Mgmt          For                            For
       of Directors and management adopted in the
       ordinary course of business during the preceding
       year

5.     Elect the Directors                                       Mgmt          For                            For

6.     Elect the Auditors and approve to fix their               Mgmt          For                            For
       remuneration

7.     Any other business                                        Non-Voting    No vote

8.     Adjournment                                               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GLOBE TRADE CENTRE S A                                                                      Agenda Number:  701820676
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3204U113
    Meeting Type:  OGM
    Meeting Date:  17-Mar-2009
          Ticker:
            ISIN:  PLGTC0000037
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No Action

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

4.     Adopt the resolution on review and approve the            Mgmt          No Action
       financial statement and the Management Board
       report on the Company activities for 2008

5.     Adopt the resolution on review and approve the            Mgmt          No Action
       consolidated financial statement of the capital
       group for 2008

6.     Adopt the resolution on the profit distribution           Mgmt          No Action
       for 2008

7.     Grant discharge the Members of the Management             Mgmt          No Action
       Board from their duties completed in 2008

8.     Grant discharge of the Supervisory Board Members          Mgmt          No Action
       from their duties completed in 2008

9.     Approve the changes in the Company's Articles             Mgmt          No Action
       of Association

10.    Approve the uniform text of the Articles of               Mgmt          No Action
       Association

11.    Approve the remuneration for the Members of               Mgmt          No Action
       the Supervisory Board

12.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 GLOVIS CO LTD, SEOUL                                                                        Agenda Number:  701740688
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y27294100
    Meeting Type:  EGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  KR7086280005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Elect the Director                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GLOVIS CO LTD, SEOUL                                                                        Agenda Number:  701816261
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y27294100
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7086280005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the limit of remuneration of the Directors        Mgmt          For                            For

5.     Approve the limit of remuneration of the Auditors         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GLOW ENERGY PUBLIC CO LTD                                                                   Agenda Number:  701733051
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y27290124
    Meeting Type:  EGM
    Meeting Date:  29-Oct-2008
          Ticker:
            ISIN:  TH0834010017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 506244 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the minutes of the annual OGM of shareholders     Mgmt          For                            For
       No. 1/2008

2.     Approve the development and financing of Gheco-One        Mgmt          For                            For
       Co., Limited, Coal-Fired Power Generating Plant
       with a maximum net generating capacity of 660
       mw and related facilities [the Gheco-One Transaction]

3.     Approve the execution and delivery of all relevant        Mgmt          For                            For
       transaction documents to which the Company
       is or will be a party [H.H. transaction documents]
       - attachment No.4 in connection with the acquisition
       of shares in and subsequent restructuring of
       Houay Ho Thai Company Limited and Houay Ho
       Power Company Limited and the financing of
       such acquisition [the Houay Ho Transaction]

4.     Other businesses [if any]                                 Mgmt          Against                        Against

5.     Approve the resignation of Mr. Peter Valere               Mgmt          For                            For
       Germain Termote from Chief Executive Officer
       and Director of the Company and appoint Mr.
       Esa Pauli Heiskanen in place of occupy




--------------------------------------------------------------------------------------------------------------------------
 GLOW ENERGY PUBLIC CO LTD                                                                   Agenda Number:  701859855
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y27290124
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  TH0834010017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the EGM of shareholders            Mgmt          For                            For
       No. 1/2008

2.     Acknowledge the Company's operation result in             Mgmt          For                            For
       the FY 2008

3.     Approve the Company's financial statements,               Mgmt          For                            For
       balance sheet and statement of income for the
       YE 31 DEC 2008

4.     Approve the allocation of profits derived from            Mgmt          For                            For
       operation results for the year 2008, legal
       reserve and dividend payment

5.     Approve the appointment of new Directors to               Mgmt          For                            For
       replace those who retire by rotation and amend
       the Company's affidavit in respect to the authorized
       signatory and proceed on filing the amendment
       with ministry of commerce

6.     Approve the remuneration and meeting allowance            Mgmt          For                            For
       for the Directors and the Audit Committee for
       the year 2009

7.     Approve the appointment of the Auditor for the            Mgmt          For                            For
       YE 31 DEC 2009 and to fix their remuneration

8.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 GMR INFRASTRUCTURE LTD, BANGALORE                                                           Agenda Number:  701673990
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2730E113
    Meeting Type:  AGM
    Meeting Date:  19-Aug-2008
          Ticker:
            ISIN:  INE776C01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit and loss account
       for the YE on that date and the reports of
       the Board of Directors and the Auditors thereon

2.     Re-appoint Mr. K. Balasubramanian as a Director,          Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Mr. K. R. Ramamoorthy as a Director,           Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Dr. Prakash G. Apte as a Director,             Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. R. S. S. L. N. Bhaskarudu, as              Mgmt          For                            For
       a Director, who retires by rotation

6.     Re-appoint M/s. Price Waterhouse, Chartered               Mgmt          For                            For
       Accountants, Hyderabad, as the Auditor of the
       Company to hold such office from the conclusion
       of this AGM until the conclusion of the next
       AGM, on such remuneration as may be determined
       by the Board of Directors of the Company

7.     Appoint Mr. O. B. Raju as a Director of the               Mgmt          For                            For
       Company, to hold office until the date of this
       AGM of the Company pursuant to Section 260
       of the Companies Act, 1956, and Article 119
       of the Articles of Association of the Company
       and in respect of whom the Company has received
       a notice in writing from a Member with a deposit
       of INR 500 under Section 257 of the Companies
       Act, 1956, proposing his candidature for the
       office of Directors of the Company, subject
       to retirement by rotation

8.     Approve, pursuant to the provisions of Section            Mgmt          For                            For
       198, 269, 309, 310 read with Schedule XIII,
       and other applicable provision if any, of the
       Companies Act, 1956 [the Act] and the provisions
       of the Articles of Association of the Company
       accorded for payment of remuneration to Mr.
       G. M. Rao, Executive Chairman of the Company
       for a period for 5 years with effect form 18
       OCT 2007 as specified; Mr. G.M. Rao, as an
       Executive Chairman in addition to the remuneration
       specified Above, a commission on the net profits,
       subject to the total Remuneration including
       Salary, Perquisites and Commission be With
       in the overall limit of 5% of the Net Profits
       of the Company Calculated in accordance with
       the provisions of the Companies Act, 1956 for
       a FY; notwithstanding anything contained, in
       any FY during the currency of his appointment,
       the Company has no profits or its profits are
       In adequate, the remuneration payable to the
       Executive Chairman as salary, perquisites and
       any other allowances shall be governed by and
       be subject to the ceilings provided under Section
       II of Part II of Schedule XIII to the Companies
       Act, 1956 or such other limit as may be prescribed
       by the Government from time to time as Minimum
       remuneration, unless permission from Central
       Government is obtained for paying more

9.     Approve, pursuant to the provisions of Section            Mgmt          For                            For
       198, 269, 309, 310 read with Schedule XIII,
       and other applicable provision if any, of the
       Companies Act, 1956 [the Act] and the provisions
       of the Articles of Association of the Company
       accorded for payment of remuneration to Mr.
       G. B. S. Raju, Managing Director of the Company
       for a period for 5 years with effect form 18
       OCT 2007 as specified; Mr. G. B. S. Raju, as
       a Managing Director in addition to the remuneration
       specified Above, a commission on the net profits,
       subject to the total Remuneration including
       Salary, Perquisites and Commission be With
       in the overall limit of 3% of the Net Profits
       of the Company Calculated in accordance with
       the provisions of the Companies Act, 1956 for
       a FY; notwithstanding anything contained, in
       any FY during the currency of his appointment,
       the Company has no profits or its profits are
       In adequate, the remuneration payable to the
       Executive Chairman as salary, perquisites and
       any other allowances shall be governed by and
       be subject to the ceilings provided under Section
       II of Part II of Schedule XIII to the Companies
       Act, 1956 or such other limit as may be prescribed
       by the Government from time to time as Minimum
       remuneration, unless permission from Central
       Government is obtained for paying more




--------------------------------------------------------------------------------------------------------------------------
 GMR INFRASTRUCTURE LTD, BANGALORE                                                           Agenda Number:  701957409
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2730E113
    Meeting Type:  EGM
    Meeting Date:  09-Jun-2009
          Ticker:
            ISIN:  INE776C01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Directors of the Company [hereinafter       Mgmt          For                            For
       referred to as the Board, which term shall
       include any committee thereof], pursuant to
       the provisions of Section 81[1A] and other
       applicable provisions, if any, of the Companies
       Act, 1956 [the "Act] [including any amendment[s]
       thereto or re-enactment thereof] and the provisions
       of the Foreign Exchange Management Act, 2000
       [the FEMA], Foreign Exchange Management [Transfer
       or issue of Security by a person Resident Outside
       India] Regulations, 2000, issue of Foreign
       Currency Convertible Bonds and Ordinary shares
       [Through Depository Receipt Mechanism] Scheme,
       1993 as amended and subject to any required
       approval, consent, permission and/or sanction
       of the ministry of finance [department of economic
       affairs] and of ministry of industry [Foreign
       Investment Promotion Board/Secretariat for
       Industrial Assistance] and the Securities and
       Exchange Board of India [the SEBI] Regulations
       and in accordance with the rules, regulations,
       guidelines, notifications, Circulars and clarifications
       issued thereon from time to time by Government
       of India [the GOI], the Reserve Bank of India
       [the RBI], SEBI and/or any other competent
       authorities and the enabling provisions of
       the Memorandum of Association and Articles
       of Association of the Company, the Listing
       Agreements entered into by the Company with
       the stock exchanges on which the Company's
       shares are listed and subject to necessary
       approvals, permission, consents and sanctions
       of concerned statutory and other authorities
       and subject to such conditions and modifications
       as may be prescribed by any of them while granting
       such approvals, permissions, consents and sanctions
       and which may be agreed to by Board of Directors
       of the Company, to create, offer, issue and
       allot [including with provisions for reservation
       on firm and/or competitive basis, of such part
       of issue and for such categories of persons
       including employees of the Company as may be
       permitted], with or without a green shoe option,
       either in India or in the course of international
       offering[s] in one or more foreign markets,
       such number or Equity shares, Global Depository
       Receipts [GDRS], Foreign Currency Convertible
       Bonds [FCCBs], and/or any other financial instruments
       convertible into Equity Shares [including warrants
       or otherwise, in registered or bearer form]
       and/or any security convertible into Equity
       Shares with or without voting/special rights
       and/or securities linked to Equity Shares and/or
       securities with or without detachable warrants
       with right exercisable by the warrant holders
       to convert or subscribe to Equity Shares, including
       the issued and allotment of equity shares pursuant
       to a green shoe option, if any [all of which
       are hereinafter collectively referred to as
       Securities] or any combination of Securities,
       in one or more tranches, whether rupee denominated
       or denominated in foreign currency, to any
       eligible person, including Qualified institutional
       Buyers, foreign/resident investors [whether
       institutions, incorporated bodies, mutual funds,
       individuals or otherwise], Venture Capital
       Funds [foreign or Indian], Foreign Institutional
       Investors, Indian and/or Multilateral Financial
       Institutions, mutual funds, Non-Resident Indians,
       stabilizing agents and/or any other categories
       of investors, whether they be holders of shares
       of the Company or not [collectively called
       the Investors] whether or not such investors
       are Member of the Company as may be decided
       by the Board in their discretion and permitted
       under applicable Laws and regulations, of an
       aggregate amount not exceeding INR 5000 Crore
       or equivalent thereof in one or more foreign
       currency and/or Indian rupees, inclusive of
       such premium as may be fixed on such securities
       by offering the Securities in 1 or more countries
       through public issue[s] of prospectus, private
       placements[s] or a combination thereof at such
       time or times, at such price or prices, at
       a discount or premium to market price or prices
       in such manner and on such terms and conditions
       including security, rate of interest, etc;
       as may be deemed appropriate by the Board at
       its absolute discretion including the discretion
       to determine the categories of investors to
       whom the offer, issue and allotment shall be
       made to the exclusion of other categories of
       investors at the time of such offer, issue
       and allotment considering the prevailing market
       conditions and other relevant factors and wherever
       necessary in consultation with lead manager[s]
       and/or underwriter[s] and/or advisor[s] either
       in foreign currency or equivalent Indian Rupees
       inclusive of such premium as may be determined
       by the Board, in any convertible foreign currency,
       as the Board at its absolute discretion may
       deem fit and appropriate; pursuant to the provisions
       of Section 81[1A] and other applicable provisions,
       if any, of the Act [including any amendments
       thereto or re-enactment thereof], the provisions
       of Chapter XIII-A of the SEBI [Disclosure and
       investor Protection] Guidelines 2000 [the SEBI
       DIP Guidelines] and the provisions of the FEMA,
       Foreign Exchange Management [Transfer or issue
       of Security by a person Resident Outside India]
       Regulations, 2000, the Board may at their absolute
       discretion, issue, offer and allot equity shares,
       fully convertible debentures, partly convertible
       debentures or any securities which are convertible
       into or exchangeable with equity shares [collectively
       referred to as Securities] of an aggregate
       amount not exceeding INR 5000 Crore or equivalent
       thereof in one or more foreign currency and/or
       Indian Rupees inclusive of such premium, as
       specified above, to qualified institutional
       buyers [as defined by the SEBI DIP Guidelines]
       pursuant to a qualified institutional placement,
       as provided under Chapter XIII-A of the SEBI
       DIP Guidelines and such securities shall be
       fully paid up and the allotment of such Securities
       shall be completed within 12 month from the
       date of the shareholders resolution approving
       the proposed issue or such other time as may
       be allowed by the SEBI DIP Guidelines from
       time to time, at such price being not less
       than the price determined in accordance with
       the pricing formula of the aforementioned SEBI
       DIP Guidelines in pursuance of the aforesaid
       resolutions: the Securities to be offered,
       issued and allotted shall be subject to the
       provisions of the Memorandum and Articles of
       the Company; and the relevant date for the
       determination of applicable price for the issue
       of the Securities shall be as per the guidelines
       prescribed by SEBI, RBI, GOI through its various
       department or any other regulator and the pricing
       of any equity shares issued upon the conversion
       of the securities shall be made subject to
       and in compliance with the applicable rules
       and regulations and such price shall be subject
       to appropriate adjustments in the applicable
       rules/guidelines/statutory provisions; approve
       the issue to the holders of the Securities
       underlying the Securities shall be inter alia,
       subject to the following terms and conditions:
       in the event of the Company making a bonus
       issue by way of capitalization of its profits
       or reserves prior to the allotment of the equity
       shares, the number of equity shares to be allotted
       shall stand augmented in the same proportion
       in which the equity share capital increases
       as a consequence of such bonus issue and the
       premium, if any, shall stand reduced pro tanto;
       in the event of the Company making a rights
       offer by issue of Equity Shares prior to the
       allotment of the equity

       cont..the entitlement to the equity shares will           Non-Voting    No vote
       stand will stand increased in the same proportion
       as that of the rights offer and such additional
       equity shares shall be offered to the holders
       of the securities at the same price at which
       the same are offered to the existing shareholders;
       in the event of merger, amalgamation, takeover
       or any other re-organization or restructuring
       or any such corporate action, the number of
       shares, the price and the time period as aforesaid
       shall be suitably adjusted without prejudice
       to the generality of the above, subject to
       applicable Laws and subject to approval, consents,
       permission, if any of any governmental body,
       authority or regulatory institution including
       any conditions as may be prescribed in granting
       such approval or permission by such governmental
       authority or regulatory institution, the aforesaid
       securities may have such features and attributes
       or any terms or combination of terms that provide
       for the tradability and free transferability
       thereof in accordance with the prevailing practices
       laws, regulations and guidelines in its absolute
       discretion in such manner as it may deem fit,
       to dispose of such securities that are not
       subscribed; authorize the Board for the purpose
       of giving effect to the above resolutions,
       to do all such acts, deeds, matters and things
       including but not limited to finalization and
       approval for the preliminary as well as final
       document[s], determining the form and manner
       of the issue, including the class of investors
       to whom the securities are to be issued and
       allotted, number of securities to be allotted,
       issue price, face value, premium amount on
       issue/conversion of the securities, if any,
       rate of interest, execution of various transaction
       documents, creation of mortgage/ charge in
       accordance with Section 293[1][a] of the Act,
       in respect of any securities as may be required
       either on pari-passu basis or otherwise, as
       it may in its absolute discretion deem fit
       and to settle all questions, difficulties or
       doubts that may arise in regard to the issue,
       offer or allotment of securities and utilization
       of the issue proceeds as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and that
       the Members shall be deemed to have given their
       approval thereto expressly by the authority
       of this resolution; the Board or Management
       Committee or any other Committee to engage/
       appoint the lead mangers, legal advisors, underwriters,
       guarantors, depositories custodians, registrars,
       stabilizing agent, trustees, bankers, advisors
       and all such agencies as may be involved or
       concerned in such offerings of securities and
       to remunerate them by way of commission, brokerage
       fees or the like and also to enter into and
       execute all such arrangements, agreements,
       memoranda, documents, etc. with such agencies
       and to seek the listing of such securities
       on one or more national and/or international
       stock exchange[s], to issue and allot such
       number of equity shares as may be required
       to be issued and allotted upon conversion of
       any securities or as may be necessary in accordance
       with the terms of the offering, all such equity
       shares ranking pari passu with the existing
       equity shares of the Company in all respects,
       except the right as to dividend which shall
       be as provided under the terms of the issue
       and in the offering documents, to form a committee
       or delegate all or any of its powers to any
       Director[s] or Committee of Directors/Company
       Secretary/other persons authorized by the Board
       to give effect to the aforesaid resolutions
       and is authorized to take such steps and to
       do all such acts, deeds, matters and things
       and accept any alteration[s] or modification[s]
       as they may deem fit and proper and give such
       directions as may be necessary to settle any
       question or difficulty that may arise in regard
       to issue and allotment of equity shares including
       but not limited to: a] approve the offer document
       and filing the same with any other authority
       or persons as may be required b] approve the
       issue price, the number of Securities to be
       allotted, the basis of allocation and allotment
       of Securities c] to affix the Common Seal of
       the Company on any agreement[s]/document[s]
       as may be required to be executed in connection
       with the above, in the presence of any Director
       of the Company and any one of the above authorized
       Persons, who shall sign the same in token thereof
       d] arranging the delivery and execution of
       all contracts, agreements and all other documents,
       deeds, and instruments as may be required or
       desirable in connection with the issue of equity
       shares by the Company e] opening such bank
       accounts and demat accounts as may be required
       for the transaction f] to do all such acts,
       deeds, matters and things and execute all such
       other documents and pay all such fees, as it
       may, in its absolute discretion, deem necessary
       or desirable for the purpose of the transactions
       g] to make all such necessary applications
       with the appropriate authorities and make the
       necessary regulatory filings in this regard
       h] making applications for listing of the equity
       shares of the Company on one or more stock
       exchange[s] and to execute and do deliver to
       arrange the delivery of the listing agreement[s]
       or equivalent documentation to the concerned
       stock exchange[s]; and i] to authorize or delegate
       all or any of the powers herein above conferred
       to any one or more persons, if need be

S.2    Authorize the Board, pursuant to the provisions           Mgmt          For                            For
       of Section 81[1A] and all other applicable
       provisions, if any, of the Companies Act, 1956
       [including any Amendment[s] to or re-enactment
       thereof] and enabling provisions of the Memorandum
       and Articles of Association of the Company
       and the Listing Agreements entered into by
       the Company with the Stock Exchanges where
       the securities of the Company are listed and
       in terms of the provisions of the SEBI [Disclosure
       and Investor Protection] Guidelines, 2000 [the
       "SEBI DIP Guidelines"] [including any Amendment[s]
       to or re-enactment thereof] and subject to
       the approvals, consents, permissions and /
       or sanctions, as may be required from any appropriate
       authority, institution or body [hereinafter
       collectively referred to as the "the appropriate
       authorities"] and subject to such terms, conditions,
       alterations, corrections, changes, variations
       and / or modifications, if any, as may be prescribed
       by any one of more or all of them in granting
       such approvals, consents, permissions and /
       or sanctions [hereinafter referred to as "the
       Board", which term shall be deemed to include
       any Committee duly constituted by the Board
       or any Committee which the Board may have constituted
       or hereafter constitute, to exercise one ore
       more of its powers including the powers conferred
       on the Board by this resolution], the consent
       of the Company to create, offer, issue and
       allot up to 1,35,00,000 equity shares of INR
       2 each fully paid up by way of preferential
       allotment basis for consideration other than
       cash to IDFC Infrastructure Fund - India Development
       Fund ['IDFC'] having its office at 201, Naman
       Chambers, C-32, G-Block, Bandra - Kurla Complex,
       Bandra [East], Mumbai - 400 051, India or its
       affiliates/nominees and being the consideration
       for acquisition of [a] 4,68,00,000 equity shares
       of INR 10 each fully paid up of the Delhi International
       Airport Private Limited ['DIAL'] held by IDFC
       and [b] the amount of INR 48;75 Crore paid
       by IDFC to DIAL as advance towards subscription
       of further equity shares of DIAL on such terms
       and conditions as the Board may think fit,
       for the purpose of giving effect to the above,
       to take all actions and do all such acts, deeds,
       matters and things as it may, at its discretion
       deem necessary, desirable or expedient to effect,
       in accordance with applicable law, its beneficial
       interest in the amount of INR 48.75 Crore paid
       by IDFC to DIAL as advance towards subscription
       of further equity shares of DIAL and to do
       all acts, deeds and things in connection therewith
       and incidental thereto as the Board may in
       its absolute discretion deem fit, without being
       required to seek any further consent or approval
       of the Members or otherwise to the end and
       intent that they shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution, the said shares be ranked
       in all respects, pari passu with the existing
       equity shares of the Company save and except
       that the said shares shall be entitled for
       dividend, if any, which may be declared by
       the Company subject to necessary legal compliances
       on and after the date of allotment in full
       or in pro - rata basis, as per the provisions
       of the Companies Act, 1956 and other applicable
       statutory provisions, for the purpose of giving
       effect to the above, to take all actions and
       do all such acts, deeds, matters and things
       as it may, at its discretion deem necessary,
       desirable or expedient to effect the issue
       or allotment of aforesaid securities and listing
       thereof with the stock exchange[s] as appropriate
       and to resolve and settle all questions and
       difficulties that may arise in the proposed
       issue and allotment of any of the said securities
       and to do all acts, deeds and things in connection
       therewith and incidental thereto as the Board
       may in its absolute discretion deem fit, without
       being required to seek any further consent
       or approval of the Members of otherwise to
       the end and intent that they shall be deemed
       to have given their approval thereto expressly
       by the authority of this resolution, to delegate
       all or any of the powers herein conferred to
       any Directors or Committee of Directors or
       Company Secretary or any 1 or more authorized
       persons of the Company to give effect to the
       aforesaid resolution




--------------------------------------------------------------------------------------------------------------------------
 GOLD FIELDS LTD                                                                             Agenda Number:  701720561
--------------------------------------------------------------------------------------------------------------------------
        Security:  S31755101
    Meeting Type:  AGM
    Meeting Date:  12-Nov-2008
          Ticker:
            ISIN:  ZAE000018123
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and adopt the consolidated audited annual         Mgmt          For                            For
       financial statements of the Company and its
       subsidiaries, incorporating the Auditors' and
       the Directors' reports for the YE 30 JUN 2008

O.2    Re-elect Mr. D. N. Murray as a Director of the            Mgmt          For                            For
       Company, who retires in terms of the Articles
       of Association

O.3    Re-elect Mr. C. I. Von Christierson as a Director         Mgmt          For                            For
       of the Company, who retires in terms of the
       Articles of Association

O.4    Re-elect Mrs. G. M. Wilson as a Director of               Mgmt          For                            For
       the Company, who retires in terms of the Articles
       of Association

O.5    Re-elect Mr. A. J. Wright as a Director of the            Mgmt          For                            For
       Company, who retires in terms of the Articles
       of Association

O.6    Approve that the entire authorized but unissued           Mgmt          For                            For
       ordinary share capital of the Company from
       time to time after setting aside so many shares
       as may be required to be allotted and issued
       by the Company in terms of any Share Plan or
       Scheme for the benefit of employees and/or
       Directors [whether Executive or Non-executive]
       be placed under the control of the Directors
       of the Company, until the next AGM; authorize
       the Directors, in terms of Section 221(2) of
       the Companies Act 61 of 1973 as amended [Companies
       Act], to allot and issue all or part thereof
       in their discretion, subject to the provisions
       of the Companies Act and the Listings Requirements
       of JSE Limited

O.7    Approve to place the non-convertible redeemable           Mgmt          For                            For
       preference shares in the authorized but unissued
       share capital of the Company, under the control
       of the Directors for allotment and issue at
       the discretion of the Directors of the Company,
       subject to all applicable legislation, the
       requirements of any recognized Stock Exchange
       on which the shares in the capital of the Company
       may from time to time be listed and with such
       rights and privileges attached thereto as the
       Directors may determine

O.8    Authorize the Directors of the Company, pursuant          Mgmt          For                            For
       to the Articles of Association of the Company
       and subject to the passing of Ordinary Resolution
       number 6, to allot and issue Equity Securities
       for cash subject to the Listings Requirements
       of JSE Limited [JSE] and subject to the Companies
       Act 61 of 1973 as amended on the following
       basis: the allotment and issue of equity securities
       for cash shall be made only to persons qualifying
       as public shareholders as defined in the Listings
       Requirements of JSE and not to related parties;
       Equity Securities which are the subject of
       issues for cash; in the aggregate in any 1
       FY may not exceed 10% of the Company's relevant
       number of Equity Securities in issue of that
       class; of a particular class, will be aggregated
       with any securities that are compulsorily convertible
       into securities of that class, and, in the
       case of the issue of compulsorily convertible
       securities, aggregated with the securities
       of that class into which they are compulsorily
       convertible; as regards the number of securities
       which may be issued, shall be based on the
       number of securities of that class in issue
       added to those that may be issued in future
       [arising from the conversion of options/convertible
       securities] at the date of such application,
       less any securities of the class issued, or
       to be issued in future arising from options/convertible
       securities issued, during the current FY, plus
       any securities of that class to be issued pursuant
       to a rights issue which has been announced,
       is irrevocable and is fully underwritten or
       acquisition which has final terms announced]
       may be included as though they were securities
       in issue at the date of application; the maximum
       discount at which equity securities may be
       issued is 10 % of the weighted average traded
       price on the JSE of such Equity Securities
       measured over the 30 days prior to the date
       that the price of the issue is determined or
       agreed by the Directors of the Company; after
       the Company has issued Equity Securities for
       cash which represent, on a cumulative basis
       within a FY, 5% or more of the number of Equity
       Securities of that class in issue prior to
       that issue, the Company shall publish announcement
       containing full details of the issue, including
       the effect of the issue on the net asset value
       and earnings per share of the Company; and
       the Equity Securities which are the subject
       of the issue for cash are of a class already
       in issue or where this is not the case, must
       be limited to such securities or rights that
       are convertible to a class already in issue;
       [Authority expires the earlier of the forthcoming
       AGM or 15 months]

O.9    Approve that the Non-Executive Directors are              Mgmt          For                            For
       awarded rights to the following numbers of
       shares in terms of The Gold Fields Limited
       2005 Non-Executive Share Plan: Messrs. A.J.
       Wright: 7,600, K. Ansah: 5,000; J.G. Hopwood:
       5,000; G. Marcus: 5,000; J. M. McMahon: 5,000;
       D. N. Murray: 5,000; D.M.J. Ncube: 5,000; R.L.
       Pennant-Rea: 5,000; P. J. Ryan: 5,000; and
       C.I. Von Christierson: 5,000; so many unissued
       ordinary shares in the capital of the Company
       as are necessary to allot and issue the shares
       in respect of which rights have been awarded
       to Non-Executive Directors under this Ordinary
       Resolution Number 9, be placed under the control
       of the Directors of the Company who are specifically
       authorized in terms of Section 221(2) of the
       Companies Act 61 of 1973 as amended to allot
       and issue all and any of such shares in accordance
       with the terms and conditions of The Gold Fields
       Limited 2005 Non-Executive Share Plan as same
       may be amended from time to time

O.10   Approve, the remuneration payable to Non-Executive        Mgmt          For                            For
       Directors of the Company with effect from 01
       JAN 2009: the ordinary Board Members board
       fees [excluding the Chairman of the Board]
       be increased from ZAR 120,000 per annum to
       ZAR 135,000 per annum; the ordinary Board Members
       attendance fee [excluding the Chairman of the
       Board] be increased from ZAR 8,800 per meeting
       to ZAR 10,000 per meeting; the meeting attendance
       fees payable to the Directors for attending
       Board Committee meetings [excluding the Chairman
       of the Board] be increased from ZAR 5,300 per
       meeting to ZAR 6, 000 per meeting; the Chairman's
       fee be increased from ZAR 1,050,000 to ZAR
       1,187, 000 per annum; the annual retainer for
       each Chairman of the Nominating arid Governance
       Committee, the Safety, Health, Environment
       and Community Committee and the Remuneration
       Committee [excluding the Chairman of the Board]
       be increased from ZAR 87,000 per annum to ZAR
       98,300 per annum; the annual retainer for the
       Chairman of the Audit Committee [excluding
       the Chairman of the Board] be increased from
       ZAR 122,000 per annum to ZAR 137,600 per annum;
       the annual retainer for each of the ordinary
       Board members [excluding the chairman of the
       Board] of the Nominating and Governance Committee,
       the Safety, Health, Environment and Community
       Committee and the Remuneration Committee be
       increased from ZAR 43,500 per annum to ZAR
       49,200 per annum; the annual retainer for each
       of the ordinary Board Members [excluding the
       Chairman of the Board] of the Audit Committee
       be increased from ZAR 61,000 per annum to ZAR
       68,900 per annum; and the travel allowance
       payable to Directors who travel internationally
       to attend meetings be increased from USD 4,400
       per international trip required to USD 5,000
       per international trip required

S.1    Authorize the Company or any of its Subsidiaries,         Mgmt          For                            For
       pursuant to the Articles of Association of
       the Company, by way of general approval from
       time to time, to acquire ordinary shares in
       the share capital of the Company in accordance
       with the Companies Act 61 of 1973 and the JSE
       Listings Requirements provided that: the number
       of ordinary shares acquired in any 1 FY shall
       not exceed 20% of the ordinary shares in issue
       at the date on which this resolution is passed;
       the repurchase must be effected through the
       order book operated by the JSE trading system
       and done without any prior understanding or
       arrangement between the Company and the counter
       party; the Company only appoints 1agent to
       effect any repurchase[s] on its behalf; the
       price paid per ordinary share may not be greater
       than 10 % above the weighted average of the
       market value of the ordinary shares for the
       5 business days immediately preceding the date
       on which a purchase is made; the number of
       shares purchased by subsidiaries of the Company
       shall not exceed 10% in the aggregate of the
       number of issued shares in the Company at the
       relevant times; the repurchase of shares by
       the Company or its subsidiaries may not be
       effected during a prohibited period as defined
       in the JSE Listings Requirements; after a repurchase,
       the Company will continue to comply with all
       the JSE Listings Requirements concerning shareholder
       spread requirements; and an announcement containing
       full details of such acquisitions of shares
       will be published as soon as the Company and/or
       its subsidiaries have acquired shares constituting
       on a cumulative basis 3% of the number of shares
       in issue at the date of the general meeting
       at which this Special Resolution is considered
       and if approved passed, and for each 3% in
       aggregate of the initial number acquired thereafter;
       [Authority expires earlier of the date of the
       next AGM of the Company or 15 months]

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GORENJE INC, VELENJE                                                                        Agenda Number:  701940442
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3205K106
    Meeting Type:  AGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  SI0031104076
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A MEETING-SPECIFICNon-Voting    No vote
       POWER OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. THE POA MUST BE NOTARIZED AND APOSTILLIZED.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       FOR DETAILS. THANK YOU.

1.     Opening, verifying quorum and appointing working          Mgmt          For                            For
       panel of the assembly

2.     Presentation of the annual report 2008 and as             Mgmt          For                            For
       well as of the report of the Supervisory Board
       on the outcome of the 2008 annual report review
       process and the Management Board report of
       the own shares disposal

3.     Approve the deliberation upon the allocation              Mgmt          For                            For
       of balance sheet profit for the year 2008 and
       acquiescence of the Management and Supervisory
       Board; a] balance sheet profit for year 2008
       in the amount EUR 35062963,38 as follows: EUR
       28050370,70 shall be used for the creation
       of other revenue reserves: EUR 7012592,68 shall
       remain unappropriated; b] acquiescence for
       business year 2008 is granted to the Management
       Board and the Supervisory Board of the Company

4.     Approve to determine the meeting attendance               Mgmt          For                            For
       fees to Supervisory Board Members

5.     Amend the registered business activities and              Mgmt          For                            For
       amendment of statute

6.     Appointment of the Auditor                                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GRANA Y MONTERO SA GRAMON, LIMA                                                             Agenda Number:  701833382
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4902L107
    Meeting Type:  OGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  PEP736581005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       03 APR 2009 AT 12:00 (AND A THIRD CALL ON 07
       APR 2009). CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the annual report from the Board of               Mgmt          For                            For
       Directors and individual and consolidated audited
       financial statements from the 2008 FY

2.     Approve the annual report on Corporate Governance         Mgmt          For                            For
       for 2008

3.     Approve the allocation of the results from the            Mgmt          For                            For
       2008 FY

4.     Approve the compensation of the Board of Directors        Mgmt          For                            For

5.     Approve the designation of the Outside Auditors           Mgmt          For                            For
       for the 2009 FY

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN SEQUENCE OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GRASIM INDUSTRIES LTD, MUMBAI                                                               Agenda Number:  701668242
--------------------------------------------------------------------------------------------------------------------------
        Security:  388706103
    Meeting Type:  OGM
    Meeting Date:  02-Aug-2008
          Ticker:
            ISIN:  US3887061030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No Action

1.     Receive and adopt the audited balance sheet               Mgmt          No Action
       as at 31 MAR 2008 and the profit and loss account
       for the YE 31 MAR 2008 and the reports of the
       Directors and the Auditors of the Company

2.     Declare a dividend on equity shares for the               Mgmt          No Action
       YE 31 MAR 2008

3.     Re-appoint Mr. B.V. Bhargava as a Director,               Mgmt          No Action
       who retires from office by rotation

4.     Re-appoint Mr. Kumar Mangalam Birla as a Director,        Mgmt          No Action
       who retires from office by rotation

5.     Re-appoint Mr. M.L. Apte as a Director, who               Mgmt          No Action
       retires from office by rotation

6.a    Re-appoint Messrs. G.P. Kapadia & Co., Chartered          Mgmt          No Action
       Accountants, Mumbai as the Statutory Auditors
       of the Company under Section 224 and other
       applicable provisions, if any, of the Companies
       Act, 1956 to hold office as such from the conclusion
       of this meeting until the conclusion of the
       next AGM of the Company, at a remuneration
       of INR 30,00,000 plus service tax as applicable
       and reimbursement of actual out of pocket expenses,
       as may be incurred in the performance of their
       duties

6.b    Appoint, pursuant to the provisions of Section            Mgmt          No Action
       228 and other applicable provisions, if any,
       of the Companies Act, 1956, Messrs. Deloitte
       Haskins & Sells, Chartered Accountants, Mumbai
       (in place of M/s. A. F. Ferguson & Co., Chartered
       Accountants, who have given notice in writing
       of their unwillingness to be appointed as the
       Branch Auditors of the Company and in respect
       of which a Special Notice has been received
       by the Company) as the Branch Auditors of the
       Company, to audit the accounts in respect of
       the Company's manufacturing plants of Grey
       Cement and White Cement, Marketing Zones, Terminals
       and Ready Mix Concrete Units, to hold office
       from the conclusion of this Meeting until the
       conclusion of the next AGM of the Company,
       at a remuneration of INR 45,00,000 plus service
       tax as applicable and reimbursement of actual
       out of pocket expenses, as may be incurred
       in the performance of their duties

6.c    Re-appoint, pursuant to the provisions of Section         Mgmt          No Action
       228 and other applicable provisions, if any,
       of the Companies Act, 1956, Messrs. Vidyarthi
       & Sons, Chartered Accountants, Lashkar, Gwalior,
       as the Branch Auditors of the Company, to audit
       the accounts in respect of the Company's Vikram
       Woolens Division, to hold office from the conclusion
       of this meeting until the conclusion of the
       next AGM of the Company, at a remuneration
       of INR 75,000 plus service tax as applicable
       and reimbursement of actual out of pocket expenses,
       as may be incurred in the performance of their
       duties

S.7    Approve, in partial modification of the resolution        Mgmt          No Action
       passed by the Members of the Company at the
       AGM held on 25 AUG 2006 and pursuant to Sections
       198, 269, 309 and 310 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act, 1956 [the said Act], including
       any statutory modification or reenactment thereof
       for the time being in force: i) the revision
       in the amount of the monthly Basic Salary payable
       to Mr. Shailendra K. Jain, Whole Time Director
       of the Company up to an overall limit of INR
       12,00,000 per month; ii) the revision in the
       amount of Special Allowance payable to Mr.
       Shailendra K. Jain, up to an overall limit
       of INR 12,00,000 per month; and iii) the revision
       in the amount of Performance Linked Variable
       Pay and/or other compensation payable as may
       be decided by the Board from time to time up
       to the end of his tenure, the same to be made
       on a pro rata basis every month or on an annual
       basis or partly monthly and partly on annual
       basis at the discretion of the Board subject
       to a maximum of INR 1,50,00,000 in a year on
       this account as may be decided by the Board
       of Directors of the Company from time to time
       for the remainder of his tenure of his current
       term i.e. up to 30 NOV 2009, subject, however,
       to the limits prescribed in Part II of Schedule
       XIII to the said Act and subject to the consequential
       variation or increase in the remuneration due
       to the revision in the terms of his remuneration
       as aforesaid, and conditions of his appointment
       remaining the same as approved at the AGM of
       the Company held on 25 AUG 2006

S.8    Approve, in partial modification of the resolution        Mgmt          No Action
       passed by the members of the Company at the
       AGM held on 07 JUL 2007 and pursuant to Sections
       198, 269, 309 and 310 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act, 1956 (the said Act), including
       any statutory modification or re-enactment
       thereof for the time being in force: i) the
       revision in the amount of the monthly Basic
       Salary payable to Mr. D. D. Rathi, Whole Time
       Director of the Company up to an overall limit
       of INR 6,50,000 per month; ii) the revision
       in the amount of Special Allowance payable
       to Mr. D. D. Rathi, up to an overall limit
       of INR 7,00,000 per month; and iii) the revision
       in the amount of Performance Linked Variable
       Pay and/or other compensation payable as may
       be decided by the Board from time to time up
       to the end of his tenure, the same to be made
       on a pro rata basis every month or on an annual
       basis or partly monthly and partly on annual
       basis at the discretion of the Board subject
       to a maximum of INR 90,00,000 in a year on
       this account as may be decided by the Board
       of Directors of the Company from time to time
       for the remainder of his tenure of his current
       term i.e. up to 31 JUL 2009, subject, however,
       to the limits prescribed in Part II of Schedule
       XIII to the said Act and subject to the consequential
       variation or increase in the remuneration due
       to the revision in the terms of his remuneration
       as aforesaid, and conditions of his appointment
       remaining the same as approved at the AGM of
       the Company held on 07 JUL 2007

S.9    Amend, pursuant to Section 31 and other applicable        Mgmt          No Action
       provisions, if any, of the Act, Article 63(1)
       of the Articles of Association of the Company
       as specified




--------------------------------------------------------------------------------------------------------------------------
 GREAT EASTN SHIPPING LTD                                                                    Agenda Number:  701994433
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2857Q154
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  INE017A01032
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2009 and the profit and loss account
       for the YE on that date together with the Auditors'
       and the Directors' report thereon

2.     Re-appoint Mr. Cyrus Guzder as a Director, who            Mgmt          For                            For
       retires by rotation

3.     Re-appoint Mr. Berjis Desai as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

S.5    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       314 and other applicable provisions, if any,
       of the Companies Act, 1956 the consent of the
       Company be and is hereby accorded to Ms. Nirja
       Sheth, relative of a Director of the Company,
       to hold and continue to hold, with effect from
       06 OCT 2008, an office or place of profit in
       Greatship [India] Limited, a wholly owned subsidiary
       of the Company, as its officer/employee carrying
       a total remuneration not exceeding INR 50,000
       per month; authorize the Board of Directors
       of the Company to do all such acts, matters,
       deeds and things in order to give effect to
       the above resolution




--------------------------------------------------------------------------------------------------------------------------
 GREAT OFFSHORE LTD                                                                          Agenda Number:  701649672
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2869J107
    Meeting Type:  AGM
    Meeting Date:  10-Jul-2008
          Ticker:
            ISIN:  INE892H01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2008, the profit and loss
       account for the YE on that date, together with
       the reports of the Board of Directors and the
       Auditors thereon

2.     Declare a pro-rata dividend at the rate of 5.66%          Mgmt          For                            For
       on Optionally Convertible Redeemable Preference
       Shares for the FY 2007- 2008

3.     Declare a final dividend at the rate of INR               Mgmt          For                            For
       8 per equity share already for the FY 2007-2008

4.     Re-appoint Mr. Naresh Chandra as a Director               Mgmt          For                            For
       , who retires by rotation

5.     Re-appoint Mr. Rajiv K. Luthra as a Director,             Mgmt          For                            For
       who retires by rotation

6.     Appoint M/s. Kalyaniwalla & Mistry, Chartered             Mgmt          For                            For
       Accountants, the retiring Auditors as the Statutory
       Auditors of the Company to hold office from
       the conclusion of this AGM until the conclusion
       of the next AGM of the Company and approve
       to fix their remuneration

7.     Appoint Mr. Madhava Menon Shankar Narayanan               Mgmt          For                            For
       as a Director of the Company whose period of
       office shall be liable to determination by
       retirement of Directors by rotation

8.     Approve that, in partial modifications of the             Mgmt          For                            For
       resolutions passed by the shareholders at the
       AGM on 29 AUG 2007, Mr. Vijay Kantilal Sheth
       be paid a commission of INR 720 lakhs as Managing
       Director of the Company for the YE 31 MAR 2008

9.     Approve that, in partial modifications of the             Mgmt          For                            For
       resolutions passed by the shareholders in the
       AGM held on 29 AUG 2007 and pursuant to Sections
       198, 269, 309 and other relevant provisions
       of the Companies Act, 1956 read with Schedule
       XIII to the said Act, Mr. Vijay Kantilal Sheth,
       Managing Director, be re-designated as the
       Vice Chairman cum Managing Director of the
       Company with effect from 30 APR 2008 to 31
       MAR 2012; and that the trems of the appointment
       of Mr. Vijay Kantilal Sheth, Vice Chairman
       cum Managing Director be revised as specified,
       with effect from 01 APR 2008 for the remaining
       period of 4 years ending 31 MAR 2012

10.    Authorize the Board of Directors of the Company           Mgmt          For                            For
       ["the Board"]: in supersession of the resolution
       passed at the AGM of the Company held on 29
       AUG 2007 and pursuant to the provisions of
       Section 293(1)(d) and other applicable provisions,
       if any of the Companies Act, 1956 and the Articles
       of Association of the Company, to borrow, from
       time to time, any sum or sums of money on such
       security and on such terms and conditions as
       the Board may deem fit, notwithstanding that
       the money to be borrowed together with the
       money already borrowed by the Company [apart
       from temporary loans obtained or to be obtained
       from the Company's bankers in the ordinary
       course of business] including rupee equivalent
       of foreign currency loans [such rupee equivalent
       being calculated at the exchange rate prevailing
       as on the date of the relevant foreign currency
       agreement] may exceed, at any time, the aggregate
       of the paid up capital of the Company and its
       free reserves, that is to say, reserves not
       set apart for any specific purpose, provided
       however, the total amount so borrowed in excess
       of the aggregate of the paid-up share capital
       of the Company and its free reserves shall
       not at any time exceed INR 5000,00,00,000;
       and pursuant to the provisions of Section 293(1)(a)
       of the Companies Act, 1956, to mortgage and/or
       charge, in addition to the mortgage(s)/charge(s)
       created by the Company, in such form and manner
       and with such ranking and at such time(s) and
       on such terms as the Board may determine or
       think fit the whole or substantially the whole
       or any one or more of the Company's undertakings
       or all its undertakings, including all or any
       part of the movable and/or immovable properties
       of the Company wherever situated both present
       and, future, and/or create a floating charge
       on all or any part of the immovable property
       of the Company and the whole or any part of
       the undertaking or undertakings of the Company
       together with power to take over the Management
       of the business and concern of the Company
       in certain events of default, in favor of the
       Company's Bankers and development/investment
       Financial Institutions [hereinafter referred
       to as the Lenders]/Debenture Trustees to secure
       any loans, guarantee assistance, working capital
       arrangement etc already availed/to be availed
       by the Company together with interest thereon
       at the agreed rate, compound interest, additional
       interest, liquidated damages, premium on prepayment,
       costs, charges, expenses and other monies payable
       by the Company to the said Lenders and/or any
       issue of non convertible debentures and/or
       compulsorily or optionally, fully or partly
       convertible debentures, within the overall
       ceiling prescribed by the members of the Company,
       in terms of Section 293(1)(d) of the Companies
       Act, 1956; and to execute all such deeds, documents
       and writings, as may be necessary for creating
       the aforesaid mortgages and/or charges and
       to do all such acts, deeds, matters and things
       as may be necessary, desirable or expedient
       to give effect to the above resolution




--------------------------------------------------------------------------------------------------------------------------
 GREAT WALL ENTERPRISE CO LTD                                                                Agenda Number:  701920604
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2866P106
    Meeting Type:  AGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  TW0001210003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544514 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    The status of the 2008 local unsecured convertible        Non-Voting    No vote
       bonds

A.5    The indirect investment in People's Republic              Non-Voting    No vote
       of China

A.6    The revision for the rules of the Board Meeting           Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution [proposed            Mgmt          For                            For
       cash dividend: TWD 1.2/shares]

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings [proposed stock dividend: 50 shares/1000
       shares]

B.4    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.5    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.6    Approve the revision to the procedures of trading         Mgmt          For                            For
       derivatives

B.7    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 GRINDEX, RIGA                                                                               Agenda Number:  701909357
--------------------------------------------------------------------------------------------------------------------------
        Security:  X27778103
    Meeting Type:  AGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  LV0000100659
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the reports of Board, supervisory council         Mgmt          No Action
       and statement of sworn Auditor

2.     Approve the annual reports for year 2008                  Mgmt          No Action

3.     Approve to distribute of profit for year 2008             Mgmt          No Action

4.     Elect of Auditor and determination of remuneration        Mgmt          No Action
       for the Auditor

5.     Elect the revision Committee                              Mgmt          No Action

6.     Amend the Articles of Association                         Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 GRINDROD LTD                                                                                Agenda Number:  701920286
--------------------------------------------------------------------------------------------------------------------------
        Security:  S3302L128
    Meeting Type:  AGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  ZAE000072328
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.1    Re-elect Mr. I A J Clark as a Director                    Mgmt          For                            For

2.2    Re-elect Mr. A K Olivier as a Director                    Mgmt          For                            For

2.3    Re-elect Mr. D A Rennie as a Director                     Mgmt          For                            For

2.4    Re-elect Mr. D A Polkinghorne as a Director               Mgmt          For                            For

3.     Appoint Mr. N T Y Siwendu and Mr. W D Geach               Mgmt          For                            For
       as Directors

4.     Approve the confirmation of the Executive Directors       Mgmt          For                            For
       remuneration

5.     Approve the Non Executive Directors fees                  Mgmt          For                            For

6.     Appoint the Auditors                                      Mgmt          For                            For

7.     Approve the Auditors remuneration                         Mgmt          For                            For

8.1S1  Grant authority to repurchase ordinary shares             Mgmt          For                            For

8.2S2  Grant authority to repurchase preference shares           Mgmt          For                            For

9.1O1  Authorize the Directors to issue shares reserved          Mgmt          For                            For
       for the Share Option Scheme

9.2O2  Approve the placement of the unissued shares              Mgmt          For                            For
       under the control of the Directors control

9.3O3  Authorize the Directors to issue preference               Mgmt          For                            For
       shares

10.    Transact any other business                               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING AND ORDINARY RESOLUTIONS CHANGED
       TO SPECIAL RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GROUP FIVE LTD                                                                              Agenda Number:  701680527
--------------------------------------------------------------------------------------------------------------------------
        Security:  S33660127
    Meeting Type:  AGM
    Meeting Date:  15-Oct-2008
          Ticker:
            ISIN:  ZAE000027405
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual financial statements       Mgmt          For                            For
       of the group for the YE 30 JUN 2008, together
       with the Directors' and the Independent Auditors'
       reports

2.     Re-elect Ms. Lynda Chalker, who retire by rotation        Mgmt          For                            For
       in terms of the Company's Articles of Association

3.     Re-elect Mr. Vusi Mavimbela as a Director of              Mgmt          For                            For
       the Company, who retire by rotation in terms
       of the Company's Articles of Association

4.1    Ratify the remuneration of the Non-Executive              Mgmt          For                            For
       Directors for the YE JUN 2008 [as specified]

4.2    Approve the remuneration of the Non-Executive             Mgmt          For                            For
       Directors for the YE JUN 2009

5.     Re-appoint PricewaterhouseCoopers Inc., as the            Mgmt          For                            For
       Independent Auditors of the Company for the
       ensuing year

6.O.1  Approve to place the authorized but unissued              Mgmt          For                            For
       shares in the capital of the Company under
       the control and authority of the Directors
       of the Company; and authorize the Directors
       to allot, issue and otherwise dispose of such
       shares to such person or persons on such terms
       and conditions and at such times as the Directors
       of the Company may from time to time and in
       their discretion deem fit, subject to the provisions
       of the Companies Act [Act 61 of 1973] as amended
       [the Act], the Articles of Association of the
       Company and the listings requirements of the
       JSE Limited [JSE], when applicable, this authority
       is restricted to 10% of the ordinary shares
       in issue as at 30 JUN 2008 and will remain
       in place until the next AGM of Group Five ordinary
       shareholders

7.O.2  Authorize the Directors of the Company, to issue          Mgmt          For                            For
       the authorized but unissued shares in the capital
       of the Company for cash, as and when they in
       their discretion deem fit, subject to the Act,
       the Articles of Association of the Company,
       the JSE listings requirements, when applicable,
       and the following limitations, namely that:
       the equity securities which are the subject
       of the issue for cash must be of a class already
       in issue, or where this is not the case, must
       be limited to such securities or rights that
       are convertible into a class already in issue;
       any such issue will only be made to public
       shareholders as defined in the JSE listings
       requirements and not related parties, unless
       the JSE otherwise agrees; the number of shares
       issued for cash shall not in the aggregate
       in the current FY exceed 10% of the Company's
       issued share capital of ordinary shares, the
       number of ordinary shares which may be issued
       shall be based on the number of ordinary shares
       in issue at the date of such application less
       any ordinary shares issued during the current
       FY, provided that any ordinary shares to be
       issued pursuant to a rights issue [announced
       and irrevocable and underwritten] or acquisition
       [concluded up to the date of application] may
       be included as though they were shares in issue
       at the date of application; this authority
       is valid until the Company's next AGM, provided
       that it shall not extend beyond 15 months from
       the date that this authority is given; a paid
       press announcement giving full details, including
       the impact on the net asset value and earnings
       per share, will be published at the time of
       any issue representing, on a cumulative basis
       within 1 FY, 5% or more of the number of shares
       in issue prior to the issue; and in determining
       the price at which an issue of shares may be
       made in terms of this authority post the listing
       of the Company, the maximum discount permitted
       will be 10% of the weighted average traded
       price on the JSE of those shares over the 30
       business days prior to the date that the price
       of the issue is determined or agreed by the
       Directors of the Company, this ordinary resolution
       is required, under the JSE listings requirements,
       to be passed by achieving a 75% majority of
       the votes cast in favor of such resolution
       by all the Members present or represented by
       proxy and entitled to vote, at the general
       meeting

8.O.3  Authorize the Directors of Company, subject               Mgmt          For                            For
       to compliance with the JSE Listings Requirements,
       the Act and specifically to the provisions
       of the Section 90 of the Act, and the Articles
       of Association of the Company, to make a cash
       payment to Group Five shareholders out of stated
       capital as and when they in their opinion deem
       fit; the payment is made pro rata to all shareholders;
       and the payment shall not exceed 20% of the
       Company's issued stated capital, including
       reserves but excluding minority interests,
       and revaluations of assets and intangible assets
       that are not supported by a valuation by an
       independent professional expert acceptable
       to the JSE prepared within the last 6 months,
       in any 1 FY, measured as at the beginning of
       such FY, the Directors, after considering the
       effect of the distribution out of stated capital,
       are of the opinion that if such distribution
       is implemented: the Company and the group will
       be able to pay their debts in the ordinary
       course of business for a period of 12 months
       after the date of this notice; recognized and
       measured in accordance with the accounting
       policies used in the latest audited annual
       group financial statements, the assets of the
       Company and the group will exceed the liabilities
       of the Company and the group for a period of
       12 months after the date of this notice; the
       ordinary capital and reserves of the Company
       and the group will be adequate for the purposes
       of the business of the Company and the group
       for a period of 12 months after the date of
       this notice; the working capital of the Company
       and the group will be adequate for the purposes
       of the business of the Company and the group
       for a period of 12 months after the date of
       this notice; and the Company undertaking that
       it will not implement the distribution out
       of stated capital until the Company's sponsor
       has provided written confirmation to the JSE
       regarding the adequacy of the Company's working
       capital in accordance with the Schedule 25
       of the JSE listings requirements; the Directors
       of Group Five intend to use the authority,
       if appropriate, to make a cash payment to shareholders
       out of stated capital should there be excess
       cash reserves available in the group, other
       disclosure required in terms of the JSE listings
       requirements is set out under Special Resolution
       1; and [Authority expires earlier of the date
       of the next AGM of the Company or 15 months
       after the date on which this resolution is
       passed]

9.S.1  Authorize the Directors of the Company, subject           Mgmt          For                            For
       to compliance with the JSE Listings Requirements,
       the Act and the Articles of Association of
       the company, in their discretion to procure
       that the company or subsidiaries of the Company
       acquire by repurchase on the JSE ordinary shares
       issued by the company provided that: the number
       of ordinary shares acquired in any 1 FY shall
       not exceed 20% of the ordinary shares in issue
       at the date on which this resolution is passed;
       this must be effected through the order book
       operated by the JSE trading system and done
       without any prior understanding or arrangement
       between the company and the counter party;
       [Authority expires at the next AGM of the company
       or 15 months after the date on which this resolution
       is passed] and the price paid per ordinary
       share may not be greater than 10% above the
       weighted average of the market value of the
       ordinary shares for the 5 business days immediately
       preceding the date on which a purchase is made
       the reason for and effect of this special resolution
       is to authorize the Directors, if they deem
       it appropriate in the interests of the company,
       to procure that the Company or subsidiaries
       of the Company acquire or repurchase ordinary
       shares issued by the company subject to the
       restrictions contained in the above resolution
       at the present time the Directors have no specific
       intention with regard to the utilization of
       this authority which will only be used if the
       circumstances are appropriate the Directors,
       after considering the effect of a repurchase
       of up to 20% of the Company's issued ordinary
       shares, are of the opinion that if such repurchase
       is implemented: the Company and the group will
       be able to pay their debts in the ordinary
       course of business for a period of 12 months
       after the date of this notice; recognized and
       measured in accordance with the accounting
       policies used in the latest audited annual
       group financial statements, the assets of the
       company and the group will exceed the liabilities
       of the company and the group for a period of
       12 months after the date of this notice; the
       ordinary capital and reserves of the Company
       and the group will be adequate for the purposes
       of the business of the Company and the group
       for a period of 12 months after the date of
       this notice; the working capital of the Company
       and the group will be adequate for the purposes
       of the business of the Company and the group
       for a period of 12 months after the date of
       this notice; after such repurchase the Company
       will still comply with paragraphs 3.37 to 3.41
       of the JSE listings requirements concerning
       shareholder spread requirements; the Company
       or the group will not repurchase securities
       during a prohibited period as defined in paragraph
       3.67 of the JSE Listings Requirements unless
       the company has a repurchase programme in place
       where the dates and quantities of securities
       to be traded during the relevant prohibited
       period are fixed [not subject to any variation]
       and full details of the programme have been
       disclosed in an announcement released on SENS
       prior to the commencement of the prohibited
       period; when the Company has cumulatively repurchased
       3% of the initial number of the relevant class
       of securities, and for each 3% in aggregate
       of the initial number of that class acquired
       thereafter, an announcement will be made; the
       Company only appoints one agent to effect any
       repurchase(s) on its behalf; and the Company
       undertaking that it will not enter the market
       to repurchase the Company's securities until
       the Company's sponsor has provided written
       confirmation to the JSE regarding the adequacy
       of the Company's working capital in accordance
       with the Schedule 25 of the JSE listings requirements
       other disclosure in terms of Section 11.26
       of the JSE listings requirements




--------------------------------------------------------------------------------------------------------------------------
 GROWTHPOINT PROPERTIES LTD                                                                  Agenda Number:  701708628
--------------------------------------------------------------------------------------------------------------------------
        Security:  S3373CAA4
    Meeting Type:  AGM
    Meeting Date:  05-Nov-2008
          Ticker:
            ISIN:  ZAE000037669
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.1    Re-elect Mr. P.H. Fechter as a Director                   Mgmt          For                            For

2.2    Re-elect Mr. R. Moonsamy as a Director                    Mgmt          For                            For

2.3    Re-elect Mr. L.N. Sasse as a Director                     Mgmt          For                            For

2.4    Re-elect Mr. E.K. De Klerk as a Director                  Mgmt          For                            For

2.5    Re-elect Mr. S.M. Snowball as a Director                  Mgmt          For                            For

3.     Approve the remuneration of the Auditors                  Mgmt          For                            For

4.     Approve the Directors remuneration                        Mgmt          For                            For

5.S.1  Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company

6.1    Approve to place the unissued shares under the            Mgmt          For                            For
       control of the Directors

6.2    Grant authority to issue linked units for cash            Mgmt          For                            For

7.S.2  Grant authority to repurchase linked units                Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GRUPA KETY S.A., KETY                                                                       Agenda Number:  701931695
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9897J109
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  PLKETY000011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the Supervisory Board report on Company's         Mgmt          No Action
       condition and evaluation of the Management's
       report on Company activity and the financial
       statement for 2008

6.     Approve the Management's report on Company activity       Mgmt          No Action
       and the financial statement for 2008

7.     Approve the consolidated financial statement              Mgmt          No Action
       for 2008

8.     Approve the profit distribution for 2008                  Mgmt          No Action

9.     Grant discharge to the Members of Management              Mgmt          No Action
       Board from their duties completed in 2008

10.    Approve the presentation and evaluation of the            Mgmt          No Action
       Supervisory Board's activity in 2008

11.    Grant discharge to the Members of Supervisory             Mgmt          No Action
       Board from their duties completed in 2008

12.    Approve the disposal of the organized part of             Mgmt          No Action
       the Company

13.    Adopt the resolution concerning option program            Mgmt          No Action

14.    Adopt the resolution on issue series E,F,G bonds          Mgmt          No Action

15.    Amend the company's statute text concerning               Mgmt          No Action
       issue of series E,F,H bonds

16.    Approve the other amendments to the Company's             Mgmt          No Action
       statute text

17.    Amend the rules of the general meetings                   Mgmt          No Action

18.    Other issues                                              Non-Voting    No Action

19.    Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 GRUPA LOTOS S.A., GDANSK                                                                    Agenda Number:  701861634
--------------------------------------------------------------------------------------------------------------------------
        Security:  X32440103
    Meeting Type:  EGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  PLLOTOS00025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the Meeting                                    Mgmt          No Action

2.     Appoint the Meeting's Chairman                            Mgmt          No Action

3.     Approve the statement of the Meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the resolution on changes among the               Mgmt          No Action
       supervisory Board Member's

6.     Closure of the Meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 GRUPA LOTOS S.A., GDANSK                                                                    Agenda Number:  701973287
--------------------------------------------------------------------------------------------------------------------------
        Security:  X32440103
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  PLLOTOS00025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Acknowledge proper convening of the meeting               Mgmt          No Action
       and its ability to adopt resolutions

4.     Approve the acceptance of the agenda                      Mgmt          No Action

5.     Approve to review the financial statement and             Mgmt          No Action
       the Management Board report on the Company
       activities for 2008

6.     Approve to review the consolidated financial              Mgmt          No Action
       statement and the Management Board report on
       the capital group activities for 2008

7.     Approve to review the Supervisory Board reports           Mgmt          No Action
       for 2008

8.     Approve the financial statement and the Management        Mgmt          No Action
       Board report on the Company activities for
       2008

9.     Approve the consolidated financial statement              Mgmt          No Action
       and the Management Board report on the capital
       group activities for 2008

10.    Approve to cover the loss account for 2008                Mgmt          No Action

11.    Grant discharge to the Members of the Management          Mgmt          No Action
       Board from their duties completed in 2008

12.    Grant discharge to the Members of the Supervisory         Mgmt          No Action
       Board from their duties completed in 2008

13.    Approve the purchase of GATX premises form GATX           Mgmt          No Action
       Rail Poland SP. Z O.O

14.    Amend the Articles of Association                         Mgmt          No Action

15.    Amend the rules of general meeting                        Mgmt          No Action

16.    Approve to increase the share capital through             Mgmt          No Action
       the issue of Series C shares of the private
       subscription for state treasury of Republic
       of Poland

17.    Authorize the Management Board to take all steps          Mgmt          No Action
       to introduce the Series C shares into the WSE

18.    Authorize the Supervisory Board to set uniform            Mgmt          No Action
       text of Articles of Association

19.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 GRUPO AEROPORTUARIO DEL  SURESTE S A DE S V                                                 Agenda Number:  701842355
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4950Y100
    Meeting Type:  OGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  MXP001661018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Receive and approve the following: a) report              Mgmt          For                            For
       from the Director general prepared in accordance
       with Article 172 of the general mercantile
       Companies Law and Article 44(xi) of the Securities
       Market Law, accompanied by the opinion of the
       Outside Auditor, regarding the transactions
       and results of the Company for the FYE 31 DEC
       2008, as well as the opinion of the Board of
       Directors regarding the content of said report;
       b) report from the Board of Directors to which
       Article 172(b), of the General Mercantile Companies
       Law refers, in which the main accounting and
       information policies and criteria followed
       in the preparation of the Company's financial
       information is contained; c) report of the
       activities and transactions in which the Board
       of Directors intervened in accordance with
       Article 28(iv)(e) of the Securities Market
       Law; d) financial statements of the Company
       to 31 DEC 2008, both individual and consolidated,
       and allocation of the results from the FY;
       e) annual report regarding the activities carried
       out by the Audit Committee in accordance with
       Article 43 of the Securities Market Law and
       the report regarding the subsidiaries of Company.
       resolutions this regard; and f) report regarding
       the fulfillment of the tax obligations that
       are the responsibility of the Company in the
       corporate and FYE 31 DEC 2008, in accordance
       with that which is required by Article 86(xx),
       of the Income Tax Law; resolutions in this
       regard

II.    Approve the allocation of the results from the            Mgmt          For                            For
       FY: a) proposal regarding the increase of the
       legal reserve; b) proposal and, if relevant,
       approval of the maximum amount of funds that
       the Company will be able to allocate to the
       acquisition of its own shares for the 2009
       FY in accordance with the terms of Article
       56 of the Securities Market Law, proposal and,
       if relevant, approval regarding the provisions
       and policies related to the acquisition of
       the Company's own shares by the Company; resolutions
       in this regard; c) the proposal for the allocation
       of results may include a proposal from the
       Board of Directors to pay an ordinary, net
       dividend in cash from the balance of the un
       allocated profit account

III.   Ratify the Management of the Board of Directors           Mgmt          For                            For
       and of the Director General for the 2008 FY
       and appoint or ratify, if relevant, of i) the
       people who make up or will make up the Board
       of Directors of the Company, after determination
       of their independence, it if relevant, ii)
       the Chairman of the Audit Committee, and iii)
       of the people who make up or will make up the
       Committees of the Company, determine the corresponding
       compensation; resolutions in this regard

IV.    Approve the designation of delegates who will             Mgmt          For                            For
       carry out the resolutions passed by the meeting
       and, if relevant, formalize them as necessary

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GRUPO BIMBO SAB DE CV, MEXICO                                                               Agenda Number:  701787496
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4949B104
    Meeting Type:  OGM
    Meeting Date:  14-Jan-2009
          Ticker:
            ISIN:  MXP495211262
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 525490 DUE TO CHANGE IN VOTING STATUS. THE
       PREVIOUS MEETING WILL BE DISREGARDED AND YOU
       WILL NEED TO INSTRUCT ON THIS MEETING NOTICE.
       THANK YOU.

1.     Approve the acquisition of the bakery business            Mgmt          For                            For
       of Weston Foods, Inc., as a unit, together
       with certain assets, liabilities, trademarks,
       inventory and accounts receivable and related
       operations

2.     Approve the designation of special delegates              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GRUPO BIMBO SAB DE CV, MEXICO                                                               Agenda Number:  701859336
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4949B104
    Meeting Type:  OGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  MXP495211262
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

I.     Discussion, approval or modification of the               Non-Voting    No vote
       report from Management that is referred to
       in the main part of Article 172 of the General
       Mercantile Companies Law, including the Audited
       financial statements of the Company, consolidated
       with those of its subsidiary Companies, for
       the FYE 31 DEC 2008, after reading of the following
       reports: from the Chairperson of the Board
       of Directors, from the Chief Executive Officer,
       from the Outside Auditor and from the Chairpersons
       of the audit and corporate practices Committees
       of the Company

II.    Presentation, discussion and, if relevant, approval       Non-Voting    No vote
       of the report that is referred to in Article
       86, part xx, of the income tax law, regarding
       compliance with tax obligations by the Company

III.   Presentation, discussion and, if relevant, approval       Non-Voting    No vote
       of the allocation of results for the FYE that
       ended on 31 DEC 2008

IV.    Presentation, discussion and, if relevant, approval       Non-Voting    No vote
       of the payment of a cash dividend in the amount
       of MXN 0.46 for each one of the shares representative
       of the share capital of the Company of the
       Company that is in circulation

V.     Designation or, if relevant, ratification of              Non-Voting    No vote
       the appointments of the Members of the Board
       of Directors and determination of their compensation

VI.    Designation or, if relevant, ratification of              Non-Voting    No vote
       the appointments of the Chairpersons and Members
       of the Audit and corporate practices Committees
       of the Company, as well as the determination
       of their compensation

VII.   Presentation and, if relevant, approval of the            Non-Voting    No vote
       report regarding the purchase of the Company's
       own shares, as well as the determination of
       the maximum amount of funds that the Company
       will be able to allocate for the purchase of
       own shares, in accordance with the terms of
       Article 56, part iv, of the Securities Market
       Law

VIII.  Designation of special delegates                          Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 GRUPO CARSO S A DE C V                                                                      Agenda Number:  701903331
--------------------------------------------------------------------------------------------------------------------------
        Security:  P46118108
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MXP461181085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

I.     Presentation, for the appropriate purposes of             Non-Voting    No vote
       the report from the Chief Executive Officer
       regarding the progress and the operations of
       the company for the FYE on 31 DEC 2008, which
       includes the financial statements to that date
       and the opinion of the outside auditor, of
       the opinion and of the reports from the Board
       of the Directors that is referred to in lines
       C, D and E of part IV of article 28 of the
       securities market law, of the report from the
       corporate practices and audit committee, and
       of the report regarding the fulfillment of
       tax obligations , resolutions in this regard

II.    Presentation and, if relevant, approval of a              Non-Voting    No vote
       proposal in relation to the allocation of profit,
       which includes the payment to the shareholders
       of a cash dividend of MXN 0.60 per share, coming
       from the balance of the net fiscal profit account,
       payable from 18 MAY 2009 resolutions in this
       regard

III.   If relevant, ratification of the term in office           Non-Voting    No vote
       of the Board of Directors and of the chief
       executive officer for the FY 2008, resolutions
       in this regard

IV.    Designation or ratification, as the case may              Non-Voting    No vote
       be, of the members and officers of the Board
       of the Director's and of the chairperson and,
       if relevant of the members of the corporate
       practices and audit committee Passage of the
       resolutions in this regard, of those relative
       to the classification of the independence of
       the members of the Board of the Director's
       and for compensation, as well as, of the others
       that derive from all of the above

V.     Resolutions regarding formalization and fulfillment       Non-Voting    No vote
       of the resolutions that the meeting passes
       and the designation of special delegates




--------------------------------------------------------------------------------------------------------------------------
 GRUPO CARSO S A DE C V                                                                      Agenda Number:  701903595
--------------------------------------------------------------------------------------------------------------------------
        Security:  P46118108
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MXP461181085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

1.     Amendment of various Articles of the Corporate            Non-Voting    No vote
       By-Laws; resolutions in this regard

2.     Resolutions regarding the formalization and               Non-Voting    No vote
       fulfillment of the resolutions that the meeting
       passes, and designation of special delegates




--------------------------------------------------------------------------------------------------------------------------
 GRUPO ELEKTRA SA DE CV, CIUDAD DE MEXICO                                                    Agenda Number:  701855263
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3642B213
    Meeting Type:  OGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  MX01EL000003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report that Article 172 of the general        Mgmt          For                            For
       mercantile companies law refers to

2.     Approve the financial statements of the Company           Mgmt          For                            For
       for the FYE 31 DEC 2008, after a reading of
       the report from the commissioner, as well as,
       if relevant, discussion and resolutions regarding
       the allocation of results and distribution
       of profit

3.     Approve the report from the Audit Committee               Mgmt          For                            For
       of the board of Directors of the Company
       FYE 31 DEC 2008

4.     Approve the report from the Board of Directors            Mgmt          For                            For
       in regard to the share acquisition and placement
       policies, Company's repurchase fund

5.     Appoint and/or ratify the Members of the Board            Mgmt          For                            For
       of Directors and of the Commissioner of the
       Company, as well as their compensation, and
       appointment and/or ratification of the Secretary
       and of the Vice Secretary of the Company

6.     Appoint the special delegates from the meeting,           Mgmt          For                            For
       to appear before the notary public of their
       choice to file the meeting minutes and register
       with the public property and commercial registries,
       as the case may be, the meeting's resolutions,
       as well as to carry out any other measure related
       to the meeting




--------------------------------------------------------------------------------------------------------------------------
 GRUPO ELEKTRA SA DE CV, CIUDAD DE MEXICO                                                    Agenda Number:  701855302
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3642B213
    Meeting Type:  EGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  MX01EL000003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles 26 and 28 of the Corporate             Mgmt          For                            For
       Bylaws of the Company

2.     Appoint the special delegates from the meeting            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE                                                  Agenda Number:  701711877
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49501201
    Meeting Type:  OGM
    Meeting Date:  06-Oct-2008
          Ticker:
            ISIN:  MXP370711014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve to pay a cash dividend in the amount              Mgmt          For                            For
       of MXN 0.47 per share

II.    Approve the report from the outside Auditor               Mgmt          For                            For
       regarding the fiscal situation of the Company

III.   Approve the designation of a delegate or delegates        Mgmt          For                            For
       to formalize and carry out if relevant, the
       resolutions passed by the meeting

IV.    Approve the meeting minutes                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE                                                  Agenda Number:  701903317
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49501201
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MXP370711014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the reports that are referred to in               Mgmt          For                            For
       Part IV of Article 28 of the Securities Market
       Law, for the FYE on 31 DEC 2008

2.     Approve the allocation of profit                          Mgmt          For                            For

3.     Approve the designation of the Members of the             Mgmt          For                            For
       Board of Directors of the Company, classification
       of their independence and determination of
       their compensation

4.     Approve the designation of the Members of the             Mgmt          For                            For
       Audit and Corporate Practices Committee, including
       the appointment of the Chairperson of said
       Committee, as well as the determination of
       their compensation

5.     Receive the report from the Board of Directors            Mgmt          For                            For
       regarding the transactions carried out with
       the Company's own shares during 2008, as well
       as the determination of the maximum amount
       of funds that can be allocated to the purchase
       of the Company's own shares for the 2009 FY

6.     Approve the cancellation of the shares in treasury        Mgmt          For                            For

7.     Approve the designation of a delegate or delegates        Mgmt          For                            For
       to formalize and carry out, if relevant, the
       resolutions passed by the meeting

8.     Approve the drafting and reading of the meeting           Mgmt          For                            For
       minutes




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE                                                  Agenda Number:  701905424
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49501201
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MXP370711014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Article 2 of the Corporate Bylaws,              Mgmt          For                            For
       for the purpose of omitting as an entity that
       is part of the financial group Creditos Pronegocio
       S.A. de c.v., Sociedad Financiera de Objeto
       Limitado, Grupo Financiero Banorte, as a result
       of its merger with Banco Mercantil del Norte,
       S.A., institucion de banca multiple, Grupo
       Financiero Banorte, and as a consequence, the
       signing of a new sole covenant of responsibilities

2.     Approve the designation of a delegate or delegates        Mgmt          For                            For
       to formalize and carry out if relevant, the
       resolutions passed by the meeting

3.     Approve the meeting minutes                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO GALICIA S A                                                                Agenda Number:  701810827
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49525101
    Meeting Type:  EGM
    Meeting Date:  09-Mar-2009
          Ticker:
            ISIN:  ARP495251018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Appoint 2 shareholders to sign the minutes                Mgmt          No Action

2.     Approve the consideration of the creation of              Mgmt          No Action
       a global program for the issuance of simple
       short  mid and/or long-term negotiable obligations,
       non-convertible into shares [hereinafter the
       Program] these negotiable obligations may be
       book-entry, certified, in the form of a global
       certificate or, to the extent laws and regulations
       in force in Argentina so allow, may be in bearer
       form, in conformance with what is provided
       for in the corresponding Price Supplement;
       peso-denominated, dollar-denominated or denominated
       in any other currency; secured or unsecured;
       adjustable or nonadjustable; and for a maximum
       outstanding face value of up to USD 60,000,000
       or the equivalent thereof in another currency,
       with a maximum term of 5 years as of the date
       the Program is authorized by the National Securities
       Commission, or for any longer term authorized
       pursuant to applicable regulations these negotiable
       obligations may be issued pursuant to the laws
       and jurisdiction of Argentina and/or any other
       foreign country, in several classes and/or
       series during the period the Program is outstanding,
       and with the possibility to reissue the amortized
       classes and/or series without exceeding the
       Program's total amount, and with the possibility
       that the maturity dates of the different classes
       and/or series issued occur after the Program's
       expiration date, with amortization terms not
       to be lower than the minimum term or higher
       than the maximum term permitted by the regulations
       set forth by the National Securities Commission
       determination of the use of the proceeds resulting
       from the issuance of the negotiable obligations
       issued under the global program

3.     Authorize the Board of Directors and/or sub-delegation    Mgmt          No Action
       to 1 or more of its Members and/or to 1 or
       more Members of the Company's management, pursuant
       to the applicable rules in force, to establish
       all of the remaining terms and conditions of
       the Program and carry out the issuance and
       placement of the negotiable obligations to
       be issued within the framework of the global
       program and within the maximum amount determined
       by the shareholders meeting, having the broadest
       powers for such purpose, including without
       limitation and with the sole purposes of information:
       i) determination and date of each issuance
       and re-issuance, ii) the term and conditions
       of amortization, iii) the currency of the issuance,
       amount, form, terms and conditions of payment
       and/or redemption, iv) interest rate, v) characteristics
       and terms and conditions of the securities
       or certificates representing the Negotiable
       Obligations, vi) placement conditions and price,
       vii) the power to request, or not request,
       authorization to make a public offering of
       the securities from the National Securities
       Commission and/or equivalent agencies from
       abroad, and also the power to request, or not
       request, authorization to list such securities
       in the stock exchanges and/or markets in Argentina
       and/or abroad, in all cases by the exclusive
       decision of the Board of Directors and by means
       of the application of any of the procedures
       established by the regulations in force to
       such end, and with the possibility that the
       Board of Directors may sub-delegate such powers
       to the parties it may deem proper pursuant
       to what is provided for in the regulations
       in force, viii) the possibility of being granted
       a credit risk rating, ix) applicable law and
       jurisdiction, x) determination of the use of
       the proceeds resulting from the sale of the
       negotiable obligations issued or re-issued
       under the global program, within the options
       determined by the shareholders meeting, and
       any other delegation as permitted by the rules
       and regulations in force




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO GALICIA S A                                                                Agenda Number:  701864060
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49525101
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  ARP495251018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to designation of 2 shareholders to               Mgmt          No Action
       sign the minutes

2.     Approve the status of the business of the subsidiary      Mgmt          No Action
       Banco DE Galicia Y Buenos Aires S.A. position
       to be adopted by Grupo Financiero Galicia S.A.
       regarding some matters to be dealt with at
       the next general meeting of Banco DE Galicia
       Y Buenos Aires S.A

3.     Approve  the  balance sheet, income statement             Mgmt          No Action
       and other documents provided for in Article
       234 line 1, of the Corporate law, report from
       the Board of Directors and report from the
       oversight Committee for 10th FY, which ended
       on 31 DEC 2008

4.     Approve the treatment of the results from the             Mgmt          No Action
       FY, transfer of the results to the Voluntary
       reserve

5.     Approve the term in office of the Board of Directors      Mgmt          No Action
       and of the oversight committee

6.     Approve the remuneration of the Oversight Committee       Mgmt          No Action

7.     Approve the remuneration of the Members of the            Mgmt          No Action
       Board of Directors

8.     Authorize the Board of Directors to make interim          Mgmt          No Action
       payments of compensation to the members of
       the Board of Directors during the FY that began
       on 01 JAN 2009, who are classified as 'independent
       members of the Board of Directors,' subject
       to that which is decided at the shareholders
       meeting that considers the documentation from
       said FY

9.     Approve to determination of the number of full            Mgmt          No Action
       and alternate members of the Board of Directors
       and, if relevant, elect the same for the period
       stated in the bylaws, until the number established
       by the general meeting is reached

10.    Elect 3 full Members of the Oversight Committee           Mgmt          No Action
       and 3 Alternative Members of the Oversight
       Committee for 1 year

11.    Approve the remuneration of the Certifying Accountant     Mgmt          No Action
       for the financial statements for the 2008 FY

12.    Approve the designation of Certifying Accountants         Mgmt          No Action
       both full and alternative for the financial
       statements for the 2009 FY




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO GALICIA S.A.                                                               Agenda Number:  933000060
--------------------------------------------------------------------------------------------------------------------------
        Security:  399909100
    Meeting Type:  Annual
    Meeting Date:  09-Mar-2009
          Ticker:  GGAL
            ISIN:  US3999091008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     A PROPOSAL WILL BE SUBMITTED AT THE SHAREHOLDERS'         Mgmt          For                            For
       MEETING FOR THE APPOINTMENT OF TWO SHAREHOLDERS
       OUT OF THE FOLLOWING: DIEGO MILBERG, RAFAEL
       M. MANOVIL, ADOLFO TAMINI.

02     THE BOARD OF DIRECTORS WILL PROPOSE TO VOTE               Mgmt          For                            For
       FOR THE APPROVAL OF THE CREATION OF THE GLOBAL
       PROGRAM FOR THE ISSUANCE OF NEGOTIABLE OBLIGATIONS
       FOR A VALUE UP TO US$ 60,000,000.

03     THE BOARD OF DIRECTORS WILL PROPOSE TO VOTE               Mgmt          For                            For
       FOR THE DELEGATION OF THE NECESSARY POWERS
       TO THE BOARD OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO GALICIA S.A.                                                               Agenda Number:  933046725
--------------------------------------------------------------------------------------------------------------------------
        Security:  399909100
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2009
          Ticker:  GGAL
            ISIN:  US3999091008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINTMENT OF TWO SHAREHOLDERS TO SIGN THE               Mgmt          For
       MINUTES.

02     EXAMINATION OF THE BUSINESS AFFAIRS OF OUR CONTROLLED     Mgmt          For
       COMPANY BANCO DE GALICIA Y BUENOS AIRES S.A.

03     EXAMINATION OF THE BALANCE SHEET, INCOME STATEMENT,       Mgmt          For
       OTHER DOCUMENTS, ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATEMENT.

04     TREATMENT TO BE GIVEN TO THE FISCAL YEAR'S RESULTS.       Mgmt          For
       ALLOCATION TO DISCRETIONARY RESERVE.

05     APPROVAL OF THE BOARD OF DIRECTORS AND SUPERVISORY        Mgmt          For
       SYNDIC COMMITTEE'S PERFORMANCE.

06     DETERMINATION OF THE SUPERVISORY SYNDIC COMMITTEE'S       Mgmt          For
       COMPENSATION.

07     EXAMINATION OF THE COMPENSATION FOR THE BOARD             Mgmt          For
       OF DIRECTORS.

08     GRANTING OF AUTHORIZATION TO THE BOARD OF DIRECTORS       Mgmt          For
       TO MAKE ADVANCE PAYMENTS OF DIRECTORS FEES
       TO DIRECTORS.

09     DETERMINATION OF THE NUMBER OF DIRECTORS AND              Mgmt          For
       ALTERNATE DIRECTORS, ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATEMENT.

10     ELECTION OF THREE REGULAR SYNDICS AND THREE               Mgmt          For
       ALTERNATE SYNDICS FOR ONE-YEAR TERM OF OFFICE.

11     COMPENSATION OF THE INDEPENDENT ACCOUNTANT CERTIFYING     Mgmt          For
       THE FINANCIAL STATEMENTS FOR FISCAL YEAR 2008.

12     APPOINTMENT OF THE INDEPENDENT ACCOUNTANT AND             Mgmt          For
       ALTERNATE INDEPENDENT ACCOUNTANT TO CERTIFY
       THE FINANCIAL STATEMENTS.




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO INBURSA S A DE C V                                                         Agenda Number:  701903305
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4950U165
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MXP370641013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the presentation of the fiscal opinion            Mgmt          For                            For
       from the Outside Auditor regarding the 2007
       FY in compliance with the obligation contained
       in Article 86, Part XX, of the Income Tax Law,
       resolutions in this regard

II.1   Approve the report from the Chief Executive               Mgmt          For                            For
       Officer prepared in accordance with Articles
       172 of the General Mercantile Companies Law
       and 44, part XI, of the Securities Market Law,
       accompanied by the opinion of the Outside Auditor,
       regarding the operations and results of the
       Company for the FYE on 31 DEC 2008, as well
       as the opinion of the Board of Directors regarding
       the content of said report

II.2   Approve the report from the Board of Directors            Mgmt          For                            For
       that is referred to in Article 172, Line B,
       of the General Mercantile Companies Law in
       which are contained the main accounting and
       information policies and criteria followed
       in the preparation of the financial information
       of Company

II.3   Approve the report on the activities and transactions     Mgmt          For                            For
       in which the Board of Directors intervened
       in accordance with Article 28, Part IV, Line
       E, of the Securities Market Law

II.4   Approve the individual and consolidated financial         Mgmt          For                            For
       statements of the Company to 31 DEC 2008

II.5   Approve the annual reports regarding the activities       Mgmt          For                            For
       carried out by the Audit and Corporate Practices
       Committees in accordance with Article 43 of
       the Securities Market Law, resolutions in this
       regard

III.   Approve the allocation of results, resolutions            Mgmt          For                            For
       in this regard

IV.    Approve the payment of a dividend, resolutions            Mgmt          For                            For
       in this regard

V.     Approve the appointment and ratification of               Mgmt          For                            For
       the Members of the Board of Directors, Secretary
       and Vice Secretary of the Company, resolutions
       in this regard

VI.    Approve the determination of the compensation             Mgmt          For                            For
       for the Members of the Board of Directors,
       Secretary and Vice Secretary of the Company,
       resolutions in this regard

VII.   Approve the appointment and ratification of               Mgmt          For                            For
       the Corporate Practices and Audit Committees
       of the Company, resolutions in this regard

VIII.  Approve the determination of the compensation             Mgmt          For                            For
       for the Members of the Corporate Practices
       and the Audit Committees of the Company, resolutions
       in this regard

IX.    Approve the annual report in regard to the acquisition    Mgmt          For                            For
       of the Company's own shares in accordance with
       the terms of Article 54 of the Securities Market
       Law and determination of the maximum amount
       of funds that can be allocated for the acquisition
       of the Company's own shares for the 2009 FY,
       resolutions in this regard

X.     Approve the designation of delegates to carry             Mgmt          For                            For
       out and formalized resolutions passed by the
       meeting, resolutions in this regard




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO INBURSA SAB DE CV                                                          Agenda Number:  701743533
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4950U165
    Meeting Type:  EGM
    Meeting Date:  11-Nov-2008
          Ticker:
            ISIN:  MXP370641013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the tax opinion of the outside auditor            Mgmt          For                            For
       in relation to the 2007 FY in compliance with
       the obligation contained in Article 86(XX)
       of the income Tax Law, resolutions in this
       regard

II.    Approve to carry out a partial amendment of               Mgmt          For                            For
       the Company's Corporate Bylaws, resolutions
       in this regard

III.   Approve the cancellation of the unsubscribed              Mgmt          For                            For
       and unpaid shares arising from the increase
       in share capital approved in the general meeting
       of shareholders held on 23 JUN 2008, with the
       consequent reduction of the minimum fixed share
       capital and amend the Article 7 of the Corporate
       Bylaws, resolutions in this regard

IV.    Approve the cancellation of the agreements adopted        Mgmt          For                            For
       to separate Arrendadora Financiera Inbursa,
       S.a. De C.v, Sofom, E.r., and Grupo Financiero
       Inbursa from the financial group, resolutions
       in this regard

V.     Approve the designation of delegates to carry             Mgmt          For                            For
       out and formalize the resolutions passed by
       the general meeting




--------------------------------------------------------------------------------------------------------------------------
 GRUPO IUSACELL S A DE C V NEW                                                               Agenda Number:  701908153
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7245P123
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MX01CE080006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve or modify the report from the Board               Mgmt          For                            For
       of Directors that is referred to in Article
       172 of the General Mercantile Companies Law,
       taking into account the report of the Commissioners,
       regarding the operations and results of the
       Company, for the FYE 31 DEC 2008

II.    Approve the presentation of the report from               Mgmt          For                            For
       the Committees of the Board of Directors of
       the Company

III.   Approve the financial statements of the Company           Mgmt          For                            For
       for the FYE 31 DEC 2008 and allocation of the
       results of the FY

IV.    Approve to replace, appoint and/or ratify the             Mgmt          For                            For
       Members of the Board of Directors of the Company
       for the 2009 FY

V.     Approve the remuneration for the Members of               Mgmt          For                            For
       the Board of Directors

VI.    Approve the revocation and grant of powers                Mgmt          For                            For

VII.   Approve the designation of delegates who will             Mgmt          For                            For
       carry out and formalize the resolutions passed
       by the meeting




--------------------------------------------------------------------------------------------------------------------------
 GRUPO MEXICO SAB DE CV                                                                      Agenda Number:  701905359
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49538112
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MXP370841019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Receive the report from the Chief Executive               Mgmt          For                            For
       Officer of the Company for the FY that ran
       from 01 JAN 2008 to 31 DEC 2008; discussion
       and approval, if relevant, of the consolidated
       financial statements of the Company and of
       its subsidiaries to 31 DEC 2008; presentation
       of the opinions and reports that are referred
       to in Article 28, part iv, lines A, C, D and
       E of the Securities Market Law, regarding the
       FY that ran from 01 JAN 2008 to 31 DEC 2008

II.    Receive the report regarding the fulfillment              Mgmt          For                            For
       of the tax obligations that are referred to
       in Article 86, Part XX, of the Income Tax Law
       during the 2008 FY

III.   Approve the allocation of profits from the FY             Mgmt          For                            For
       that ended on 31 DEC 2008

IV.    Receive the report that is referred to in Article         Mgmt          For                            For
       60, part iii, of the provisions of a general
       nature applicable to the issuers of securities
       and other participants, including a report
       regarding the allocation of the funds destined
       for the acquisition of the Company's own shares
       during the FYE on 31 DEC 2008; determination
       of the maximum amount of funds to be allocated
       to the acquisition of the Company's own shares
       during the FY that ended on 31 DEC 2008; determination
       of the maximum amount of funds to be allocated
       to the acquisition to the Company's own shares
       during the 2009 fiscal year

V.     Ratify the acts done by the Board of Directors,           Mgmt          For                            For
       the Executive Chairperson and its Committees
       during the FY that ran to 31 DEC 2008; appoint
       or reelect, if relevant, of the Members of
       the Board of Directors of the Company and classification
       of their independence in accordance with Article
       26 of the securities market law ; appoint or
       reelect if relevant, of the Members of the
       Committees of the Board of Directors itself
       and of their Chairpersons

VI.    Approve the remuneration for the Members of               Mgmt          For                            For
       the Board of Directors and for the Members
       of the Committees of the Board

VII.   Approve the designation delegates who will carry          Mgmt          For                            For
       out and formalize the resolutions passed at
       this meeting




--------------------------------------------------------------------------------------------------------------------------
 GRUPO MODELO S A DE C V                                                                     Agenda Number:  701883250
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4833F104
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  MXP4833F1044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS MAY               Non-Voting    No vote
       PARTICIPATE IN THIS MEETING THEREFORE THESE
       SHARES HAVE NO VOTING RIGHTS.

1.     Report from the Board of Directors regarding              Non-Voting    No vote
       the FY that ended on 31 DEC 2008 in accordance
       with the terms of that which is provided for
       in Part IV of Article 28 of the Securities
       Market Law and other, applicable legal provisions

2.     Proposals in relation to the allocation of results,       Non-Voting    No vote
       including the payment of a cash dividend, resolutions
       in this regard

3.     Report regarding the status of the Fund for               Non-Voting    No vote
       the acquisition of the Company's own shares
       and proposal, and if relevant, approval of
       the maximum amount of funds that can be allocated
       for the acquisition of own shares for the 2009
       FY

4.     Remuneration for the Members of the Board of              Non-Voting    No vote
       Directors, both full and the alternate and
       for the Secretary and Vice Secretary of the
       Company

5.     Appointment or ratification, if relevant, of              Non-Voting    No vote
       the people who will make up the Board of Directors
       of the Company, both full and alternate, as
       well as of the Secretary and Vice Secretary
       of the Company

6.     Appointment or ratification, if relevant, of              Non-Voting    No vote
       the Members of the Executive Committee of the
       Company

7.     Appointment or ratification, if relevant, of              Non-Voting    No vote
       the Chairpersons of the Audit Committee and
       of the Corporate Practices Committee of the
       Company

8.     Designation of delegates who will carry out               Non-Voting    No vote
       the resolutions passed by this meeting, and,
       if relevant, formalize them as appropriate




--------------------------------------------------------------------------------------------------------------------------
 GRUPO NACIONAL DE CHOCOLATES SA                                                             Agenda Number:  701825462
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3063N100
    Meeting Type:  OGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  COA04AO00013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the verification of the quorum-instatement        Mgmt          For                            For
       of the general meeting

2.     Approve the reading of the agenda                         Mgmt          For                            For

3.     Approve the designation of the Commissioners              Mgmt          For                            For
       and to revise, and sign the minutes of the
       general meeting

4.     Receive the Management report of the Board of             Mgmt          For                            For
       Directors and the Chairperson of the Company

5.     Approve the presentation of the individual and            Mgmt          For                            For
       consolidated general purpose financial statements,
       their attachments and other legally required
       documents, with cut-off date being 31 DEC 2008

6.     Approve the opinions of the Auditor on the individual     Mgmt          For                            For
       and consolidated financial statements

7.     Approve the Management report, the individual             Mgmt          For                            For
       and consolidated financial statements together
       with their attachments, and the opinions of
       the Auditor

8.     Approve the Profit Distribution Plan                      Mgmt          For                            For

9.     Elect the Board of Directors and the Auditor              Mgmt          For                            For

10.    Approve the setting of compensation for the               Mgmt          For                            For
       Board of Directors and the Auditor

11.    Proposals                                                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GRUPO SECURITY SA  SECURITY, SANTIAGO                                                       Agenda Number:  701790001
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6808Q106
    Meeting Type:  EGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  CLP6808Q1068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to propose an increase of the social              Mgmt          For                            For
       capital in the amount CLP 66.000 millions,
       or the amount that could be agreed during the
       session by issuing 600 million new payment
       shares of the current existing serial, and
       without nominal value, or the amount that could
       be agreed during the session; these shares
       will be preferably offered to the shareholders
       of the society, in a prorrata basis, in the
       terms and conditions that would also be determined
       during the meeting

2.     Approve to agree a price of placement of these            Mgmt          For                            For
       shares, or to delegate this responsibility
       in the Board of Directors

3.     Approve to agree that the new shares that are             Mgmt          For                            For
       going to be issued in respect to this increase
       of social capital, that are not subscribed
       by the shareholders, could be offered to third
       parties in the local market

4.     Authorize the Board of Directors: a] to proceed           Mgmt          For                            For
       with the issuance and placement of these shares
       in the market, in one or several arrears, in
       order to take the necessary decisions in respect
       to the destiny of the funds that could be obtained
       from this placement; b] to request the registration
       of this new issuance in the superintendency
       of values and insurances; c] to act in compliance
       with the By Laws in respect to the placement
       of these new shares; d] to place and offer
       to third parties in the local market, in one
       or several arrears, the shares that are not
       subscribed by the shareholders during the trading
       placement period; and e] to adopt all other
       necessary agreements deemed necessary to carry
       out and make effective this increase of social
       capital, in the terms mentioned above

5.     Approve the reforms to the By Laws of the society         Mgmt          For                            For
       to implement this social capital increase,
       as indicated before, having to this effect
       to adapt the permanent and transitory dispositions,
       if deemed necessary

6.     Adopt all other necessary agreements in order             Mgmt          For                            For
       to implement the resolutions that could be
       adopted during the session




--------------------------------------------------------------------------------------------------------------------------
 GRUPO SECURITY SA  SECURITY, SANTIAGO                                                       Agenda Number:  701872245
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6808Q106
    Meeting Type:  OGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  CLP6808Q1068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual financial report, general              Mgmt          For                            For
       balance, financial statements and external
       Auditors report corresponding to the exercise
       of year 2008

2.     Approve the distribution of the dividends                 Mgmt          For                            For

3.     Approve the dividends policy                              Mgmt          For                            For

4.     Approve to fix the wages of the Board of Directors        Mgmt          For                            For
       for the year 2009

5.     Receive the report of the expenses incurred               Mgmt          For                            For
       by the Directors Committee for the exercise
       2008, to fix the wages for the Directors Committee
       for 2009, and the budget for their expenses
       during this period

6.     Approve the information of the expenses incurred          Mgmt          For                            For
       by the Board of Directors during the exercise
       2008

7.     Approve to designate the External Auditors                Mgmt          For                            For

8.     Approve to designate the risk classifiers agents          Mgmt          For                            For

9.     Receive the report of the operational activities          Mgmt          For                            For
       of 2008, according to Articles 44 and 93 of
       the Law 18.046 of corporations

10.    Approve the name of the newspaper where legal             Mgmt          For                            For
       publications will be informed

11.    All other inherent matters                                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 GRUPO TELEVISA SA                                                                           Agenda Number:  701891168
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4987V137
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MXP4987V1378
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

1.     Resolution concerning the cancellation of shares          Non-Voting    No vote
       and concerning the consequent reduction in
       Capital and amendment of Article 6 of the Corporate
       By Laws

2.     Designation of delegates who will carry out               Non-Voting    No vote
       and formalize the resolutions passed by this
       meeting




--------------------------------------------------------------------------------------------------------------------------
 GRUPO TELEVISA SA                                                                           Agenda Number:  701899645
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4987V137
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MXP4987V1378
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 555490 DUE TO ADDITION OF REOSLUTIONS. THANK
       YOU.

1.     Presentation, if relevant, approval of the reports        Non-Voting    No vote
       that are referred to in Article 28, PART IV
       of the Securities Market Law, including the
       presentation of the financial statements of
       the Company for the FYE 31 DEC 2008, and resolutions
       concerning the term in office of the Board
       of Directors, Committees and Chief Executive
       Officer of the Company

2.     Presentation of the report concerning compliance          Non-Voting    No vote
       with the tax obligations of the Company, in
       accordance with the applicable legal provisions

3.     Resolution concerning the allocation of profits           Non-Voting    No vote
       from the FYE 31 DEC 2008

4.1    Resolutions concerning the amounts that may               Non-Voting    No vote
       be allocated for the purchase of own shares
       under the terms of that which is provided in
       Article 56, PART IV, of the Securities Market
       Law

4.2    Resolutions concerning the presentation of the            Non-Voting    No vote
       report concerning the policies and resolutions
       adopted by the Board of Directors of the Company,
       in relation to the purchase and sale of these
       shares

5.     Nomination and/or ratification, if relevant,              Non-Voting    No vote
       of the people who will form the Board of Directors,
       the Secretary and the Vice Secretaries, as
       well as the Officers

6.     Nomination and/or ratification, if relevant,              Non-Voting    No vote
       of the people who will form the Executive Committee

7.     Nomination and/or ratification, if relevant,              Non-Voting    No vote
       of the chairperson of the Audit and Corporate
       Practices Committee

8.     Remuneration to the Members of the Board of               Non-Voting    No vote
       Directors, the Executive Committee and the
       Audit and Corporate Practices Committee, as
       well as the Secretary and to the Vice Secretaries

9.     Designation of delegates who will carry out               Non-Voting    No vote
       and formalize the resolutions passed by this
       meeting




--------------------------------------------------------------------------------------------------------------------------
 GS ENGINEERING & CONSTRUCTION CORP, SEOUL                                                   Agenda Number:  701819902
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2901E108
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7006360002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect 3 Executive Directors, 2 outside Directors          Mgmt          For                            For

4.     Elect the Auditor Committee [outside Directors            Mgmt          For                            For
       1 person]

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GS HOLDINGS CORP, SEOUL                                                                     Agenda Number:  701829523
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2901P103
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7078930005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the 5th balance sheet, income statement           Mgmt          For                            For
       and the proposed disposition of retained earnings

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect 2 Outside Directors                                 Mgmt          For                            For

4.     Elect the Auditor Committee Member [Auditor               Mgmt          For                            For
       Committee Member as Outside Director 1 ]

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GSD HOLDING AS, ISTANBUL                                                                    Agenda Number:  701877257
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5246A106
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  TRAGSDHO91Q9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board                  Mgmt          No Action

2.     Approve the delegating authority to Chairmanship          Mgmt          No Action
       to sign the minutes of the meeting

3.     Receive the report of the Board of Directors,             Mgmt          No Action
       Auditors report and Independent Auditors report
       and the financial statements

4.     Approve the donations during the year 2008                Mgmt          No Action

5.     Approve the Members of the Board of Directors             Mgmt          No Action
       and the Auditors

6.     Approve the profit distribution of the year               Mgmt          No Action
       2008

7.     Approve the profit distribution policy for the            Mgmt          No Action
       year 2009 and for ongoing years

8.     Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Board of Directors

9.     Elect the Auditors                                        Mgmt          No Action

10.    Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Auditors

11.    Approve the Independent Auditing Firm                     Mgmt          No Action

12.    Amend the Article 7 of Article of the Association         Mgmt          No Action
       according to the permissions of the capital
       markets Board and ministry of industry and
       trade

13.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

14.    Wishes and hopes                                          Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 GTL LTD                                                                                     Agenda Number:  701814382
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2721D124
    Meeting Type:  OTH
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  INE043A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR RESOLUTION
       S.1. THANK YOU.

S.1    Authorize the Board, pursuant to the resolution           Mgmt          For                            For
       passed by the Board of Directors of the Company
       on 15 JAN 2009 and pursuant to the provisions
       of Article 12(c) of the Articles of Association
       of the Company and in accordance with the provisions
       of Section 77A, 77B and all other applicable
       provisions, if any, of the Companies Act, 1956
       ['the Act'], the provisions of Securities Exchange
       Board of India [Buy Back of Securities] Regulations,
       1998 ['the Buy-Back Regulations'], the provisions
       of the Foreign Exchange Management Act, 1999,
       if applicable, for the time being in force
       and the provisions of the Listing Agreement(s)
       that have been executed by the Company and
       the Stock Exchange(s) on which the shares of
       the Company are listed, including any statutory
       modification(s) or re-enactment thereto and
       also subject to the approvals, permissions
       and sanctions of Securities and Exchange Board
       of India ['SEBI'] and/or the lenders of the
       Company and/or other statutory, regulatory
       and other authorities, institutions or Bodies
       ['the Appropriate Authorities'] as may be necessary
       and subject to such conditions and modifications
       as may be prescribed or imposed by them while
       granting such approvals, permissions and sanctions,
       and as may be acceptable to the Board of Directors
       of the Company [hereinafter referred to as
       'the Board', which term shall be deemed to
       include any Committee which the Board may constitute
       to exercise its powers, including the powers
       conferred by this Resolution], to buy-back
       from open market, through Stock Exchange(s),
       fully paid-up equity shares of the Company
       of the face value of INR 10 each, not exceeding
       25% of the total paid-up equity capital of
       the Company as on 31 MAR 2008 for an amount
       not exceeding the limit of 25% of the total
       paid-up capital and free reserves of the Company
       as per the audited balance sheet as on 31 MAR
       2008, i.e. INR 227.86 Crore and that the funds
       required for the said buy-back be drawn out
       of the share premium account and other free
       reserves of the Company as permitted under
       the Act, that within the limits of 25% of the
       total paid-up capital and free reserves and
       25% of the total paid-up equity capital as
       on 31 MAR 2008 at the maximum price of INR
       260 per equity share, to utilize an amount
       of up to INR 225 Crore towards the buy-back;
       to implement the Buy-back of the fully paid-up
       equity shares of the Company within a period
       of 12 months from the date hereof [or such
       extended period as may be permitted under the
       Act or the buy-back regulations] from the open
       market through Stock Exchange(s); that nothing
       contained hereinabove shall confer any right
       on the part of any shareholder to offer and/or
       any obligation on the part of the Company or
       the Board to buy-back any shares and/or impair
       any power of the Company or the Board to terminate
       any process in relation to buy-back, if so
       permissible by law; to do all such acts, deeds,
       matters and things as may, in its absolute
       discretion, deem necessary, expedient, usual
       or proper with regard to the implementation
       of the buy-back including: a) the appointment
       of Merchant Banker(s), Solicitors, Stock Broker(s),
       Depository Participant(s), Advertisement Agencies,
       Investor Service Centre and other Advisors,
       Consultants or Representatives; b) the making
       of all applications to the appropriate authorities
       for their requisite approvals; c) the initiating
       of all necessary actions for preparation, finalization
       and issue of public announcement, any offer
       document, if required to be issued to the shareholders
       of the Company in connection with the Buy-back
       of the fully paid-up equity shares; d) the
       filing of Public Announcement, any document
       with SEBI/Stock Exchange(s)/the concerned registrar
       of Companies and also the certificates for
       declaration of solvency and for extinguishment
       of shares and physical destruction of share
       certificates in respect of the shares bought
       back and all other documents required to be
       filled in connection with the above; and e)
       the settling of all such questions or difficulties
       or doubts whatsoever which may arise in connection
       with the Buy-back so as to take all such steps
       and decisions in this regard




--------------------------------------------------------------------------------------------------------------------------
 GUANGDONG ELECTRIC POWER DEVELOPMENT CO LTD                                                 Agenda Number:  701676578
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2923E110
    Meeting Type:  EGM
    Meeting Date:  21-Aug-2008
          Ticker:
            ISIN:  CNE000000HW5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the additional guarantee for a Company            Mgmt          For                            For

2.     Approve the additional investment in a Company            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GUANGDONG ELECTRIC POWER DEVELOPMENT CO LTD                                                 Agenda Number:  701739990
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2923E110
    Meeting Type:  EGM
    Meeting Date:  11-Nov-2008
          Ticker:
            ISIN:  CNE000000HW5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the guarantee for a Company                       Mgmt          For                            For

2.     Approve the adjustment to guarantee for a Company         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GUANGDONG ELECTRIC POWER DEVELOPMENT CO LTD                                                 Agenda Number:  701929450
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2923E110
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  CNE000000HW5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the 2008 working report of the Board              Mgmt          For                            For
       of Directors

2.     Receive the 2008 working report of the General            Mgmt          For                            For
       Manager

3.     Receive the 2008 financial report                         Mgmt          For                            For

4.     Receive the 2008 working report of the Supervisory        Mgmt          For                            For
       Committee

5.     Approve the 2008 Profit Distribution Plan: 1)             Mgmt          For                            For
       cash dividend/10 shares [tax included]: CNY
       0.6000; 2) bonus issue from profit [share/10
       shares]: none; 3) bonus issue from capital
       reserve [share/10 shares]: none

6.     Receive the 2008 annual report and its abstract           Mgmt          For                            For

7.     Reappoint the Company's Audit Firms                       Mgmt          For                            For

8.     Approve the 2009 continuing related transactions          Mgmt          For                            For

9.     Approve the loan application to a Company                 Mgmt          For                            For

10.    Approve the loan application to the bank                  Mgmt          For                            For

11.    Amend the Company's Articles of Association               Mgmt          For                            For

12.    Elect a Board Director                                    Mgmt          For                            For

13.    Elect a Board Director                                    Mgmt          For                            For

14.    Approve the guarantee for a Company                       Mgmt          For                            For

15.    Approve the loan guarantee for a subsidiary               Mgmt          For                            For

16.    Approve the capital expansion in a Company                Mgmt          For                            For

17.    Approve the Company's qualification for non-public        Mgmt          For                            For
       a-share offering

18.    Approve the 2009 plan of non-public a-share               Mgmt          For                            For
       offering

19.    Approve the statement on the use of proceeds              Mgmt          For                            For
       from the previous issuance

20.    Approve the feasibility report of the purpose             Mgmt          For                            For
       of the proceeds from the issuance

21.    Approve the subscription agreement of non-public          Mgmt          For                            For
       a-share with the Company's substantial shareholder

22.    Approve the exemption of affiliated parties               Mgmt          For                            For
       from the obligation of tender offer

23.    Authorize the Board for matters dealing with              Mgmt          For                            For
       the offering




--------------------------------------------------------------------------------------------------------------------------
 GUANGDONG INVESTMENT LTD                                                                    Agenda Number:  701726753
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2929L100
    Meeting Type:  EGM
    Meeting Date:  24-Oct-2008
          Ticker:
            ISIN:  HK0270001396
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, subject to and conditional upon the              Mgmt          For                            For
       Listing Committee of The Stock Exchange of
       Hong Kong Limited [the Stock Exchange] granting
       approval of the listing of, and permission
       to deal in ordinary shares of the Company [the
       Shares] which may fall to be issued pursuant
       to the exercise of options [Options] granted
       under the share option scheme [the New Share
       Option Scheme] of the Company, the terms of
       which are contained in the document marked
       A and produced to the meeting and for the purpose
       of identification signed by a Director of the
       Company and a summary of which is set out in
       a circular dated 08 OCT 2008 and dispatched
       to the shareholders of the Company of which
       the notice convening this meeting forms part
       [the Condition], the New Share Option Scheme
       be and authorize the Board of Directors of
       the Company [the Board] to grant Options and
       to allot and issue Shares pursuant to the exercise
       of any Option and to do all such acts and to
       enter into all such transactions and arrangements
       as may be necessary or desirable in order to
       give effect to the New Share Option Scheme
       and, to the extent permissible under the Articles
       of Association of the Company, the Rules governing
       the Listing of Securities on the Stock Exchange
       and the rules of the New Share Option Scheme,
       the Directors of the Company may vote in respect
       of any resolution(s) under or affecting the
       New Share Option Scheme [including, without
       limitation, approving any amendments to the
       rules of the New Share Option Scheme as may
       be acceptable or not objected to by the Stock
       Exchange, the granting of Options there under
       or approving the allotment and issue of Shares
       upon exercise of Options there under notwithstanding
       any interest(s) of any Director(s)], for the
       avoidance of doubt, the total number of Shares
       which may be issued upon the exercise of the
       Options to be granted under the New Share Option
       Scheme shall not exceed 10% of the Shares in
       issue as at the date of the passing of this
       resolution, for the purpose of calculating
       the 10% limit, all options previously granted
       under the existing share option scheme [the
       Existing Share Option Scheme] of the Company
       which was adopted by the Company on 31 MAY
       2002 or any other schemes of the Company [including
       those outstanding, cancelled, lapsed in accordance
       with the relevant scheme or exercised] will
       not be counted; the Existing Share Option Scheme
       is hereby terminated on the same date as the
       New Share Option Scheme comes into effect upon
       approval of the New Share Option Scheme in
       accordance with (a) above and fulfillment of
       the Condition, provided that any options granted
       under the Existing Share Option Scheme prior
       to the passing of this resolution shall not,
       in any way, be affected or prejudiced and all
       such options shall continue to be valid and
       exercisable in accordance with the Existing
       Share Option Scheme

2.     Re-elect Mr. Huang Xiaofeng as a Director of              Mgmt          For                            For
       the Company




--------------------------------------------------------------------------------------------------------------------------
 GUANGDONG INVT LTD                                                                          Agenda Number:  701932279
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2929L100
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  HK0270001396
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive and consider the audited consolidated             Mgmt          For                            For
       financial statements and the reports of the
       Directors of the Company [the "Directors"]
       and the Auditors of the Company [the "Auditors"]
       for the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.1    Re-elect Mr. Li Wenyue as a Director of the               Mgmt          For                            For
       Company

3.2    Re-elect Mr. Cheng Mo Chi, Moses as a Director            Mgmt          For                            For
       of the Company [Authority expires the earlier
       of the conclusion of the AGM of the Company
       to be held in 2012 or 30 JUN 2012 in accordance
       with the Articles of Association of the Company
       and/or any applicable laws and regulations]

3.3    Re-elect Mr. Zhai Zhiming as a Director of the            Mgmt          For                            For
       Company [Authority expires the earlier of the
       conclusion of the AGM of the Company to be
       held in 2012 or 30 JUN 2012 in accordance with
       the Articles of Association of the Company
       and/or any applicable laws and regulations]

3.4    Re-elect Mr. Sun Yingming as a Director of the            Mgmt          For                            For
       Company [Authority expires the earlier of the
       conclusion of the AGM of the Company to be
       held in 2012 or 30 JUN 2012 in accordance with
       the Articles of Association of the Company
       and/or any applicable laws and regulations]

3.5    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of Directors

4.     Re-appoint Ernst & Young as the Auditors and              Mgmt          For                            For
       authorize the Board to fix their remuneration

5.     Authorize the Directors, subject to the other             Mgmt          For                            For
       provisions of this resolution and pursuant
       to Section 57B of the Companies Ordinance [Chapter
       32 of the Laws of Hong Kong], to allot, issue
       and deal with ordinary shares of HKD 0.50 in
       the capital of the Company and make or grant
       offers, agreements and options or warrants
       which would or might require the exercise of
       such powers be and is hereby generally and
       unconditionally approved; during and after
       the relevant period, not exceeding 20% of the
       aggregate nominal amount of the issued share
       capital of the Company, otherwise than pursuant
       to i) a Rights Issue or ii) the exercise of
       the subscription or conversion rights attaching
       to any warrants, preference shares, convertible
       bonds or other securities issued by the Company
       which are convertible into ordinary Shares
       or iii) the exercise of options granted by
       the Company under any option scheme or similar
       arrangement for the time being adopted for
       the grant to Directors, officers and/or employees
       of the Company and/or any of its subsidiaries
       and/or other eligible person [if any] of rights
       to acquire ordinary Shares or iv) any scrip
       dividend or similar arrangement providing for
       the allotment of Ordinary Shares in lieu of
       the whole or part of a dividend on the ordinary
       Shares; [Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       the expiration of the period within which the
       next AGM of the Company is required by the
       Articles or any applicable laws of the Hong
       Kong Special Administrative Region of the People's
       Republic of China [Hong Kong] to be held]

6.     Authorize the Directors during the Relevant               Mgmt          For                            For
       Period of all the powers of the Company to
       repurchase Ordinary Shares on The Stock Exchange
       of Hong Kong Limited [the "Hong Kong Stock
       Exchange"] or on any other stock exchange on
       which the securities of the Company may be
       listed and authorized by the Securities and
       Futures Commission and the Hong Kong Stock
       Exchange under the Hong Kong Code on Share
       Repurchases for this purpose, subject to and
       in accordance with all applicable laws and
       the requirements of the Rules Governing the
       Listing of Securities on the Hong Kong Stock
       Exchange or any other stock exchange as amended
       from time to time, be and is hereby generally
       and unconditionally approved; the aggregate
       nominal amount of the Ordinary Shares which
       the Company is authorized to repurchase pursuant
       to the approval in paragraph (a) of this resolution
       shall not exceed 10% of the aggregate nominal
       amount of the Ordinary Shares in issue as at
       the date of the passing of this resolution;
       [Authority expires the earlier of the conclusion
       of the AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association of the Company or any applicable
       laws of Hong Kong to be held]

7.     Authorize the Directors, conditional upon the             Mgmt          For                            For
       passing of Resolutions 05 and 06 set out in
       the notice convening this meeting, the aggregate
       nominal amount of the number of Ordinary Shares
       which are repurchased by the Company under
       the authority granted to the Directors as mentioned
       in the said Resolution 06 shall be added to
       the aggregate nominal amount of share capital
       that may be allotted, issued or dealt with
       or agreed conditionally or unconditionally
       to be allotted, issued or dealt with by the
       Directors pursuant to the approval in the said
       Resolution 05

S.8    Amend the Articles of Association of the Company          Mgmt          For                            For
       as follows: Article 66A; 69A; 77; 78A; 134A
       as specified




--------------------------------------------------------------------------------------------------------------------------
 GUANGDONG PROVINCIAL EXPRESSWAY DEVELOPMENT CO LTD                                          Agenda Number:  701776099
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2929W106
    Meeting Type:  EGM
    Meeting Date:  12-Dec-2008
          Ticker:
            ISIN:  CNE000000LT3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the termination of the transfer of 20%            Mgmt          For                            For
       stake in a Company

2.     Approve the by-election of a Supervisor                   Mgmt          For                            For

3.     Approve the by-election of a Supervisor                   Mgmt          For                            For

4.     Approve the corporate bond issue                          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GUANGDONG PROVINCIAL EXPRESSWAY DEVELOPMENT CO LTD                                          Agenda Number:  701987159
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2929W106
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  CNE000000LT3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 financial resolution report              Mgmt          For                            For

2.     Approve the 2008 Profit Distribution plan: 1)             Mgmt          For                            For
       cash dividend/10 shares [tax included]: CNY
       1.0000; 2) bonus issue from profit [share/10
       shares]: none; 3) bonus issue from capital
       reserve [share/10 shares]: none

3.     Approve the 2008 business report of the General           Mgmt          For                            For
       Manager

4.     Approve the 2008 working report of the Board              Mgmt          For                            For
       of Directors

5.     Approve the 2008 working report of the Supervisory        Mgmt          For                            For
       Committee

6.     Approve the 2008 annual report and its abstract           Mgmt          For                            For

7.     Appoint the Company's Audit Firm                          Mgmt          For                            For

8.     Amend the Company's Articles of Association               Mgmt          For                            For

9.     Approve the by-election of 2 Independent Directors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GUINNESS ANCHOR BHD (FORMERLY GUINNESS MALAYSIA BHD)                                        Agenda Number:  701760490
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y29432104
    Meeting Type:  AGM
    Meeting Date:  26-Nov-2008
          Ticker:
            ISIN:  MYL3255OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Audited financial statements for              Mgmt          For                            For
       the FYE 30 JUN 2008 together with the Directors'
       and Auditors' reports thereon

2.     Declare a final dividend of 14 sen per 50 sen             Mgmt          For                            For
       stock unit tax exempt and 17 sen gross per
       50 sen stock unit less Malaysian income tax
       at 25% for the FYE 30 JUN 2008 as recommended
       by the Directors

3.     Approve the payment of Directors' Fees of MYR             Mgmt          For                            For
       270,000 for the FYE 30 JUN 2008

4.     Re-elect Mr. David Neill Moore as a Director,             Mgmt          For                            For
       who retires by rotation pursuant to Article
       89 of the Company's Articles of Association

5.     Re-elect Mr. Sreesanthan Eliathamby who retires           Mgmt          For                            For
       pursuant to Article 96 of the Company's Articles
       of Association

6.     Re-elect Mr. Martin Giles Manen who retires               Mgmt          For                            For
       pursuant to Article 96 of the Company's Articles
       of Association

7.     Re-appoint Mr. Tan Sri Saw Huat Lye as a Director         Mgmt          For                            For
       of the Company, who retires pursuant to Section
       129 of the Companies Act, 1965, until the conclusion
       of the next AGM of the Company

8.     Re-appoint Mr. Dato' Jaffar Indot as a Director           Mgmt          For                            For
       of the Company, who retires pursuant to Section
       129 of the Companies Act, 1965, until the conclusion
       of the next AGM of the Company

9.     Re-appoint Messrs. KPMG as the Auditors of the            Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

10.    Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       [Group], pursuant to Paragraph 10.09 of the
       Listing Requirements of Bursa Malaysia Securities
       Berhad [Bursa Securities], to enter into any
       of the recurrent transactions of a revenue
       or trading nature as specified with the related
       parties mentioned therein which are necessary
       for the Group's day-to-day operations, subject
       further to the following: i) the transactions
       are in the ordinary course of business on normal
       commercial terms which are not more favorable
       to the related parties than those generally
       available to the public and are not to the
       detriment of the minority shareholders of the
       Company; and ii) the disclosure of the aggregate
       value of the transactions of the Proposed Shareholders
       Mandate conducted during the FY will be disclosed
       in the annual report for the said FY; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 [the
       Act] [but shall not extend to such extension
       as may be allowed pursuant to Section 143(2)
       of the Act]]; and authorize the Directors of
       the Company to complete and do all such acts
       and things as they may consider expedient or
       necessary to give effect to the Proposed Shareholders'
       Mandate

S.1    Adopt the new Article 151 by deleting the existing        Mgmt          For                            For
       Article 151 in its entirety as specified

       Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 GULF NAVIGATION HOLDING COMPANY                                                             Agenda Number:  701821907
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5245S108
    Meeting Type:  EGM
    Meeting Date:  05-Mar-2009
          Ticker:
            ISIN:  AE000A0MNV27
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Company's Board of              Mgmt          For                            For
       Directors on the activities of the Company
       and its financial statements for the YE 31
       DEC 2008

2.     Approve the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008

3.     Approve the distribution cash dividend of 3%              Mgmt          For                            For
       of Share Capital of the Company equivalent
       to 3 fils per Share for the second half of
       2008 in addition to the dividend of 5% of the
       share capital that had been distributed on
       14 DEC 2008 for the first half of 2008 the
       total dividend for the FYE 31 DEC 2008 is 8%
       of share capital of Company

4.     Authorize the Board of Directors for distribution         Mgmt          For                            For
       dividends twice a year under account of the
       yearly dividends

5.     Approve the remuneration of the Board of Directors        Mgmt          For                            For
       and discharge them for their action for their
       YE 31 DEC 2008

6.     Grant discharge to the Company's Auditors for             Mgmt          For                            For
       their actions for the YE 31 DEC 2008

7.     Appoint the Auditors of the Company for the               Mgmt          For                            For
       FY 2009




--------------------------------------------------------------------------------------------------------------------------
 GVT HOLDING SA, CURITIBA                                                                    Agenda Number:  701906008
--------------------------------------------------------------------------------------------------------------------------
        Security:  P5145T104
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRGVTTACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND
       / OR ABSTAIN ARE ALLOWED. THANK YOU

A.     Receive the administrators' accounts, to examine,         Mgmt          For                            For
       discuss and vote on the financial statements
       accompanied by the Independent Auditors report
       regarding the FY ending 31 DEC 2008

B.     Approve to set the total annual remuneration              Mgmt          For                            For
       for the Members of the Board of Directors elected
       and for the Executive Committee




--------------------------------------------------------------------------------------------------------------------------
 HACI OMER SABANCI HLDG S A                                                                  Agenda Number:  701902416
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8223R100
    Meeting Type:  OGM
    Meeting Date:  13-May-2009
          Ticker:
            ISIN:  TRASAHOL91Q5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board                  Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the meeting

3.     Approve the activities and accounts of 2008,              Mgmt          No Action
       the reading and deliberation of the Board of
       Directors and Auditors report

4.     Approve to inform the shareholders about the              Mgmt          No Action
       donations

5.     Approval the balance sheet and income statements          Mgmt          No Action
       for year 2008

6.     Approve to absolve the Board Members and Auditors         Mgmt          No Action

7.     Elect the Auditors whose term in the office               Mgmt          No Action
       has expired, determine their term in the office
       and monthly gross salaries

8.     Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code




--------------------------------------------------------------------------------------------------------------------------
 HANA FINANCIAL GROUP INC, SEOUL                                                             Agenda Number:  701843888
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y29975102
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7086790003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the balance sheet and income statement            Mgmt          For                            For

2.     Approve the statement of appropriation of retained        Mgmt          For                            For
       earnings

3.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

4.1    Elect the Directors: Nominees: Messrs. Kack-Young         Mgmt          For                            For
       Kim, Sang-Gu Nam, Noh-Choong Huh, Kyung-Sup
       Kim, Byung-Taek Yoo, Ku-Taek Lee, Jung-Nam
       Cho, Jae-Chul Kim, Hae-Wang Chung, Roy. A.
       Karaoglan, II-Hyun Suk

4.2    Elect the Auditor Committee Member as the outside         Mgmt          For                            For
       Directors: Nominees: Messrs. Kack-Young Kim,
       Sang-Gu Nam, Kyung-Sup Kim

4.3    Elect the Auditor Committee Member as non outside         Mgmt          For                            For
       Directors: Mr. II-Hyun Suk

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF DIRECTORS NAMES. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HANA MICROELECTRONICS PUB LTD                                                               Agenda Number:  701829155
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y29974162
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  TH0324A10Z10
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the AGM no.             Mgmt          For                            For
       15/2008 held on 30 APR 2008

2.     Acknowledge the Company's performance for the             Mgmt          For                            For
       year 2008

3.     Approve the balance sheets and the profit and             Mgmt          For                            For
       loss statements for the fiscal period ended
       31 DEC 2008

4.     Declare the dividend payment for the year 2008            Mgmt          For                            For

5.     Appoint the Directors in place of those retired           Mgmt          For                            For
       by rotation and approve to fix the Director's
       remuneration for the year 2009

6.     Appoint the External Auditors of the Company              Mgmt          For                            For
       for the year 2009 and approve to fix the remuneration

7.     Approve to offset the excess of cost of investments       Mgmt          For                            For
       over net book value of the subsidiary Companies
       amounted to BAHT 154,975,555 which the Company
       has already deducted in the consolidated shareholders'
       equity from the un-appropriated profits in
       consolidated equity

8.     Other matters [if any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 HANAROTELECOM INCORPORATED                                                                  Agenda Number:  701925589
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8065G102
    Meeting Type:  AGM
    Meeting Date:  06-May-2009
          Ticker:
            ISIN:  KR7033630005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN INVESTORS MEETING             Non-Voting    No vote
       WITH NO AGENDA AND NOT FOR SHAREHOLDERS. THANK
       YOU




--------------------------------------------------------------------------------------------------------------------------
 HANAROTELECOM INCORPORATED, SEOUL                                                           Agenda Number:  701673875
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2997E103
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2008
          Ticker:
            ISIN:  KR7033630005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation




--------------------------------------------------------------------------------------------------------------------------
 HANGZHOU STEAM TURBINE CO LTD                                                               Agenda Number:  701678560
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30436102
    Meeting Type:  EGM
    Meeting Date:  26-Aug-2008
          Ticker:
            ISIN:  CNE000000VS4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to accept 15.5932 million staff shares            Mgmt          For                            For
       from A Bank




--------------------------------------------------------------------------------------------------------------------------
 HANGZHOU STEAM TURBINE CO LTD                                                               Agenda Number:  701835540
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30436102
    Meeting Type:  EGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  CNE000000VS4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Board Director                                  Mgmt          For                            For

2.     Elect the Board Director                                  Mgmt          For                            For

3.     Approve the change of the Company's business              Mgmt          For                            For
       scope

4.     Amend the Company's Articles of Association               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANGZHOU STEAM TURBINE CO LTD                                                               Agenda Number:  701924929
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30436102
    Meeting Type:  AGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  CNE000000VS4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive 2008 working report of the Board of               Mgmt          For                            For
       Directors

2.     Receive 2008 working report of the Supervisory            Mgmt          For                            For
       Committee

3.     Receive 2008 financial report                             Mgmt          For                            For

4.     Approve the 2008 Profit Distribution Plan: 1)             Mgmt          For                            For
       cash dividend/10 shares [Tax included]: CNY
       4.00; 2) bonus issue from profit [share/10
       shares]: none; 3) bonus issue from capital
       reserve [share/10 shares]: none

5.     Approve the 2008 annual report and its abstract           Mgmt          For                            For

6.     Approve 2009 estimated amount of continuing               Mgmt          For                            For
       connected transactions

7.     Re-appoint the Company's 2009 Audit Firm                  Mgmt          For                            For

8.     Elect the Supervisor by voting                            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANIL CEMENT CO LTD, SEOUL                                                                  Agenda Number:  701829600
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3050K101
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7003300001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect 2 Executive Directors and 1 outside Director        Mgmt          For                            For

4.     Elect the Auditors                                        Mgmt          For                            For

5.     Approve the limit of remuneration of the Directors        Mgmt          For                            For

6.     Approve the limit of remuneration of the Auditors         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANJIN SHIPPING CO LTD, SEOUL                                                               Agenda Number:  701831958
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3053K108
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7000700005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement cash dividend:            Mgmt          For                            For
       KRW 500 per share

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Auditor Committee Member as the Outside         Mgmt          For                            For
       Directors

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANJIN TRANSPORTATION CO LTD, SEOUL                                                         Agenda Number:  701827012
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3054B107
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7002320000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement and a cash dividend       Mgmt          For                            For
       of 8% [KRW 400 per Share]

2.     Approve to partial amendment to the Articles              Mgmt          For                            For
       of Incorporation

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

4.     Approve the limit of remuneration limit for               Mgmt          For                            For
       the Auditors




--------------------------------------------------------------------------------------------------------------------------
 HANKOOK TIRE CO LTD, SEOUL                                                                  Agenda Number:  701824749
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30587102
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7000240002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the External Director who is an Audit               Mgmt          For                            For
       Committee Member

4.     Approve the limit of remuneration for the Director        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANMI PHARMACEUTICAL CO LTD, HWASONG                                                        Agenda Number:  701816401
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3061Z105
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7008930000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Elect the Director                                        Mgmt          For                            For

3.     Approve the remuneration limit of the Directors           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANNSTAR DISPLAY CORP                                                                       Agenda Number:  701960583
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3062S100
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0006116007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The status of Buyback treasury stock                      Non-Voting    No vote

A.2    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and the financial       Mgmt          For                            For
       statements

B.2    Approve the distribution of 2008 profits or               Mgmt          For                            For
       offsetting deficit

B.3    Approve the issuance of new shares                        Mgmt          For                            For

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the procedures of Monetary        Mgmt          For                            For
       Loans and the Endorsement and the guarantee

B.6    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

B.7.1  Elect Mr. Yu-Chi Chiao as a Director                      Mgmt          For                            For

B.7.2  Elect Walsin Lihwa Corp as a Director                     Mgmt          For                            For

B.7.3  Elect Mr. Chwo-Ming Yu, ID No. A103545409 as              Mgmt          For                            For
       a Director

B.7.4  Elect Mr. Yuan-San Chao, ID No. A102889966 as             Mgmt          For                            For
       a Director

B.7.5  Elect Mr. Teresa Ma, ID No. A220629684 as a               Mgmt          For                            For
       Director

B.7.6  Elect Mr. Sam Chang, ID No. A100260626 as an              Mgmt          For                            For
       Independent Director

B.7.7  Elect Mr. Chi-Tai [Neil] Yang, ID No. L102937117          Mgmt          For                            For
       as an Independent Director

B.7.8  Elect Mr. Arthur Yu-Cheng Chiao as a Supervisor           Mgmt          For                            For

B.7.9  Elect Mr. Shu Yeh, ID No: Y120025030 as a Supervisor      Mgmt          For                            For

B7.10  Elect Mr. E-Chung Chiu, ID No: A104154877 as              Mgmt          For                            For
       a Supervisor

8.     Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 HANSOL PAPER CO LTD, SEOUL                                                                  Agenda Number:  701815310
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3063K106
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7004150009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.1    Elect 1 Outside Director as a Auditor Committee           Mgmt          For                            For
       Member

2.2    Elect 3 Executive Directors                               Mgmt          For                            For

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANWHA CHEMICAL CORP, SEOUL                                                                 Agenda Number:  701824698
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3065K104
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7009830001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect 2 Directors and 2 Outside Directors                 Mgmt          For                            For

4.     Elect 2 Auditor Committee Members                         Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANWHA CORP, SEOUL                                                                          Agenda Number:  701685197
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3065M100
    Meeting Type:  EGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  KR7000880005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Elect the Directors                                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANWHA CORP, SEOUL                                                                          Agenda Number:  701831845
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3065M100
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7000880005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Audit Committee Member who is an External       Mgmt          For                            For
       Director

5.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANWHA SECURITIES CO LTD, SEOUL                                                             Agenda Number:  701775477
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2562Y104
    Meeting Type:  EGM
    Meeting Date:  12-Dec-2008
          Ticker:
            ISIN:  KR7003530003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Elect the Director                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANWHA SECURITIES CO LTD, SEOUL                                                             Agenda Number:  701952435
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2562Y104
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7003530003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement cash dividend:            Mgmt          For                            For
       KRW 250 for 1 ordinary share, KRW 300 for 1
       Preferred share

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HARBIN PWR EQUIP LTD                                                                        Agenda Number:  701926086
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30683109
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  CNE1000003C0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Director                        Mgmt          For                            For

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For

3.     Approve the audited reports and the Auditor's             Mgmt          For                            For
       report

4.     Declare a final dividend                                  Mgmt          For                            For

5.     Appoint Mr. Zou Lei as an Executive Director              Mgmt          For                            For

6.     Appoint the Additional Directors                          Mgmt          For                            For

7.     Appoint the Auditors and approve to fix the               Mgmt          For                            For
       remuneration of the Auditors

8.     Approve the general mandate to issue, allot,              Mgmt          For                            For
       deal with additional shares

9.     Approve to repurchase H shares                            Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HAREL INSURANCE INVESTMENTS & FINANCIAL SERVICES LTD                                        Agenda Number:  701784351
--------------------------------------------------------------------------------------------------------------------------
        Security:  M52635105
    Meeting Type:  OGM
    Meeting Date:  15-Jan-2009
          Ticker:
            ISIN:  IL0005850180
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.A    Appoint Dr. E. Wolf as an External Director               Mgmt          For                            For
       for a 3 year statutory period and payment to
       them of annual remuneration and meeting attendance
       fees at the rate permitted by law

1.B    Appoint Mr. D. Granot as an External Director             Mgmt          For                            For
       for a 3 year statutory period and payment to
       them of annual remuneration and meeting attendance
       fees at the rate permitted by law

2.     Authorize Mr. Y. Hamburger, a controlling shareholder,    Mgmt          For                            For
       should hold office in the dual capacity of
       Chairman and Chief Executive Officer for an
       additional period of up to 3 years

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HARJU ELEKTER AS, HARJU MAAKOND                                                             Agenda Number:  701878920
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3244C107
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  EE3100004250
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the AS Harju Elekter annual report of             Mgmt          For                            For
       the year 2008

2.     Approve the profit distribution                           Mgmt          For                            For

3.     Appoint the Auditors                                      Mgmt          For                            For

4.     Approve the management proposal concerning the            Mgmt          For                            For
       planning of placing of up to 6,00,000 shares
       with nominal value EEK 10 in the year 2012




--------------------------------------------------------------------------------------------------------------------------
 HARMONY GOLD MINING CO LTD, JOHANNESBURG                                                    Agenda Number:  701756566
--------------------------------------------------------------------------------------------------------------------------
        Security:  S34320101
    Meeting Type:  OGM
    Meeting Date:  24-Nov-2008
          Ticker:
            ISIN:  ZAE000015228
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and adopt the consolidated audited annual         Mgmt          For                            For
       financial statements of the Company and its
       subsidiaries for the YE 30 JUN 2008

O.2    Elect Mr. K.V. Dicks as a Director of the Company         Mgmt          For                            For
       whose period of office terminates, in accordance
       with the Company's Articles of Association,
       on the date of this AGM

O.3    Elect Dr. C.M. Diarra as a Director of the Company        Mgmt          For                            For
       whose period of office terminates, in accordance
       with the Company's Articles of Association,
       on the date of this AGM

O.4    Re-elect Mr. C.M.L. Savage as a Director of               Mgmt          For                            For
       the Company who retires in terms of the Company's
       Articles of Association

O.5    Re-elect Mr. F. Abbott as a Director of the               Mgmt          For                            For
       Company, who retires in terms of the Company's
       Articles of Association

O.6    Re-appoint PricewaterhouseCoopers Inc. as the             Mgmt          For                            For
       External Auditors of the Company

O.7    Approve the fee payable to Non-Executive Directors        Mgmt          For                            For
       be increased as specified

O.8    Authorize the Directors of the Company as a               Mgmt          For                            For
       general authority, to allot and issue, after
       providing for the requirements of the Harmony
       [2001] Share Option Scheme, the Harmony [2003]
       Share Option Scheme and the Harmony 2006 Share
       Option Scheme Plan, up to 10% of the authorized
       but unissued ordinary shares of 50 cents each
       in the share capital of the Company, being
       79,656,274 ordinary shares of 50 cents each
       as at 10 OCT 2008, at such time or times to
       such person or persons, or Bodies Corporate
       upon such terms and conditions as the Directors
       may from time to time in their sole discretion
       determine, subject to the provisions of the
       Companies Act and the JSE Listings Requirements;
       [Authority expires at the next AGM of the Company]

O.9    Authorize the Directors of the Company to allot           Mgmt          For                            For
       and issue equity securities [including the
       grant or issue of options or convertible securities
       that are convertible into an existing class
       of equity securities] of up to 10% for cash
       [or the extinction of a liability, obligation
       or commitment, restraint(s), or settlement
       of expenses] on such terms and conditions as
       the Directors may from time to time at their
       sole discretion deem fit, but subject to the
       specified JSE Listings Requirements: the equity
       securities which are the subject of the issue
       for cash must be of a class already in issue,
       or where this is not the case, must be limited
       to such securities or rights that are convertible
       into a class already in issue; the equity must
       be issued to public shareholders, as defined
       in the JSE Listings Requirements, and not to
       related parties; C) securities which are the
       subject of general issues for cash; i) in the
       aggregate in any 1 FY may not exceed 10% of
       the Company's relevant number of equity securities,
       including the number of any equity securities
       which may be issued in future arising out of
       the issue of such options/convertible securities,
       in issue of that class [for purposes of determining
       the securities comprising the 10% number in
       any one year, account must be taken of the
       dilution effect, in the year of issue of options/
       convertible securities]; ii) of a particular
       class, will be aggregated with any securities
       that are compulsory convertible into securities
       of that class, and, in the case of the issue
       of compulsory convertible securities, aggregated
       with the securities of that class into which
       they are compulsory convertible; iii) as regards
       the number of securities which may be issued
       [the 10% number], shall be based on the number
       of securities of that class in issue added
       to those that may be issued in future [arising
       from the conversion or options/ convertible
       securities], at the date of such application:
       1) less any securities of the class issued,
       or to be issued in future arising from options/
       convertible securities issued, during the current
       FY, 2) plus any securities of that class to
       be issued pursuant to; aa) a rights Issue which
       has been announced, is irrevocable and is fully
       underwritten; or bb) an acquisition [which
       has had final terms announced] may be included
       as though they were securities in issue as
       at the date of application; d) the maximum
       discount at which equity securities may be
       issued is 10% of the weighted average traded
       price of such equity securities measured over
       me 30 business days prior to the date that
       the price of the issue is agreed between the
       Company and the party subscribing for the securities;
       the JSE will be consulted for a ruling if the
       Company's securities have not traded in such
       30 business day period




--------------------------------------------------------------------------------------------------------------------------
 HCL TECHNOLOGIES LTD                                                                        Agenda Number:  701721830
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3121G147
    Meeting Type:  AGM
    Meeting Date:  22-Oct-2008
          Ticker:
            ISIN:  INE860A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the profit and loss account for the YE              Mgmt          For                            For
       30 JUN 2008 and the balance sheet as on that
       date together with the reports of the Directors
       and the Auditors thereon

2.     Re-appoint Mr. Amal Ganguli as a Director, who            Mgmt          For                            For
       retires by rotation

3.     Re-appoint Mr. T.S.R. Subramanian as a Director,          Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Ajai Chowdhry as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint M/s. Price Waterhouse, Chartered               Mgmt          For                            For
       Accountants as the Auditors of the Company
       to hold office from the conclusion of this
       meeting until the conclusion of the next AGM
       and approve to fix their remuneration

6.     Declare a dividend                                        Mgmt          For                            For

S.7    Approve, in accordance with Articles 94 and               Mgmt          For                            For
       95 of the Articles of Association of the Company
       and Section 309(4)(b) of the Companies Act,
       1956, to pay the commission not exceeding 1%
       of the net profits of the Company to all the
       Non-Executive Directors of the Company collectively
       in each FY over a period of 5 years beginning
       from 01 JUL 2008 and extending up to and including
       the FY of the Company ending on 30 JUN 2013;
       the quantum of Commission at the end of each
       FY to be paid to the above Directors shall
       be decided by the Board of Directors [Board]
       or by Mr. Shiv Nadar, the Chairman & the Chief
       Strategy Officer, in case the requisite quorum
       to take decision on this item is not available
       in the Board meeting; and authorize the Board
       for the purpose of giving effect to the above
       resolution to do all such acts, deeds, matters
       and things as it may in its sole and absolute
       discretion deem necessary or expedient in this
       regard

8.     Appoint Mr. Vineet Nayar as a Director of the             Mgmt          For                            For
       Company; approve pursuant to Sections 198,
       209, 309, and all other applicable provisions
       of the Companies Act, 1956, read with Schedule
       XIII to the said Act, appoint Mr. Vineet Nayar
       as a Chief Executive Officer and the Whole-time
       Director of the Company for a period of 5 years
       with effect from 01 AUG 2008 to 31 JUL 2013
       on the terms and conditions including remuneration
       as specified with authority to the Board of
       Directors [hereinafter referred to as the Board
       which term shall include a Committee of Directors]
       to alter and vary the terms and conditions
       of the said appointment in such manner as may
       be agreed to between the Board and Mr. Vineet
       Nayar as specified and authorize the Board
       to take such steps as the Board may consider
       necessary or expedient to give effect to this
       resolution

9.     Authorize the Board of Directors [hereinafter             Mgmt          For                            For
       referred to as the Board which term shall include
       a Committee of Directors] of the Company, pursuant
       to the provisions of Section 293[1][d] and
       all other applicable provisions, if any, of
       the Companies Act, 1956, to borrow any sum
       or sums of money from time to time at its discretion,
       for the purpose of business of the Company
       which together with the monies already borrowed
       by the Company [apart from temporary loans
       obtained from the Company's bankers in the
       ordinary course of business] up to INR 4000
       Crores, outstanding at any time, over and above
       the aggregate of the paid-up share capital
       and free reserves of the Company; and for the
       purpose of giving effect to this resolution
       to finalize, settle and execute such documents/
       deeds/ agreements and other papers as may be
       required and to do all such acts, deeds and
       things, as it may in its absolute discretion
       deemed necessary proper or desirable and to
       settle any question, difficulty or doubt that
       may be arise in regard to the borrowing[s]
       as aforesaid

10.    Authorize the Board of Directors [hereinafter             Mgmt          For                            For
       referred to as the Board which term shall include
       a Committee of Directors] of the Company, pursuant
       to the provisions of Section 293[1][a] and
       all other applicable provisions, if any, of
       the Companies Act, 1956, consent of the Members
       to create mortgage[s] and or charge[s], in
       addition to the existing mortgage[s] and/ or
       charge[s] created by the Company, in such form
       and manner and for such time and on such terms
       as the Board may determine, on all or any of
       the moveable and/ or immoveable properties
       of the Company, both present and future , together
       with the power to take over the management
       of the business and concern of the Company
       in certain events of defaults, in favor of
       the lender[s]/ agent[s]/ trustee[s] for securing
       the borrowings of the Company availed or to
       be availed by way of loan[s] [in foreign currency
       and / or rupee currency] and any other securities
       [including debentures] issued or to be issued
       by the Company, from time to time together
       with interest, additional interest, compound
       interest, liquidated damages, commitment charges
       and all other charges and expenses payable
       by the Company in respect of the said Loan
       Agreement[s]/ Debenture Trust Deed[s], or any
       other document entered into, to be entered
       into between the Company and the lender[s]/
       agent[s]/ trustee[s], up to INR 4000 Crores,
       outstanding at any time, over and above the
       aggregate of paid-up share capital and free
       reserves of the Company; and for the purpose
       of giving effect to this resolution to finalize,
       settle and execute such documents/ deeds/ agreements
       and other papers may be required and to do
       all such acts, deeds and things, as it may
       in its absolute discretion deem necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in regard
       to creating mortgage[s] / charge[s] as aforesaid

S.11   Authorize the Board of Directors [hereinafter             Mgmt          For                            For
       referred to as the Board which term shall include
       a Committee of Directors] of the Company, pursuant
       to the provisions of Section 372A and all other
       applicable provisions, if any, of the Companies
       Act, 1956, and subject to such approvals, consents
       and sanctions of appropriate authorities as
       may be necessary, to make investment[s] from
       time to time by way of subscription, purchase
       and/or otherwise in the securities of any other
       body Corporate as the Board may in its absolute
       discretion deem beneficial and in the interest
       of the Company, up to INR 4000 Crores over
       and above the limits that are specified under
       section 372A of the said Act; and to take such
       steps as may be necessary or obtaining the
       approvals, statutory, contractual or otherwise,
       in relation to the above and to settle all
       matters arising out of and incidental thereto,
       and to sign and execute all deeds, applications,
       documents and writings that may be required,
       on behalf of the Company in this regard




--------------------------------------------------------------------------------------------------------------------------
 HERO HONDA MOTORS LTD                                                                       Agenda Number:  701700660
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3179Z146
    Meeting Type:  AGM
    Meeting Date:  25-Sep-2008
          Ticker:
            ISIN:  INE158A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       of the Company as at 31 MAR 2008, the profit
       and loss account for the YE on that date together
       with the reports of the Directors and the Auditors
       thereon

2.     Declare a dividend of INR 19 per equity share             Mgmt          For                            For
       on 19,96,87,500 equity shares of INR 2 each
       for the FY 2007-2008

3.     Re-appoint Mrs. Shobhana Bhartia as a Director,           Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Sunil Bharti Mittal as a Director,         Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Masahiro Takedagawa as a Director,         Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Mr. Pradeep Dinodia as a Director,             Mgmt          For                            For
       who retires by rotation

7.     Appoint M/s. A.F. Ferguson & Co., Chartered               Mgmt          For                            For
       Accountants, New Delhi, the retiring Auditors,
       to hold office as the Auditors from the conclusion
       of this meeting until the conclusion of the
       next AGM and approve to fix their remuneration

8.     Appoint: Mr. Sumihisa Fukuda as a Director of             Mgmt          For                            For
       the Company shall be liable to determination
       by retirement of Directors by rotation and
       pursuant to the recommendation of the Remuneration
       Committee and subject to the approval of the
       Central Government under Sections 269, 198,
       309 read with Schedule XIII and other applicable
       provisions, if any, of the Companies Act 1956
       and Mr. Sumihisa Fukuda as a Technical Director
       in the whole-time employment of the Company
       for a period of 5 years with effect from 01
       JUN 2008 on a remuneration including minimum
       remuneration and on terms and conditions as
       specified and approve the aggregate amount
       of remuneration payable to Mr. Sumihisa Fukuda
       in a particular FY will be subject to the overall
       ceiling limit laid down in Sections 198 and
       309 read with Schedule XIII of the Companies
       Act, 1956

9.     Appoint Mr. Meleveetil Damodaran as a Director            Mgmt          For                            For
       of the Company, shall be liable to determination
       by retirement of Directors by rotation




--------------------------------------------------------------------------------------------------------------------------
 HFC BANK (GHANA) LTD                                                                        Agenda Number:  701864161
--------------------------------------------------------------------------------------------------------------------------
        Security:  V4378Y107
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  GH0000000110
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statement of the Company            Mgmt          For                            For

2.     Receive the Directors' report and declare Dividend        Mgmt          For                            For
       for YE 31 DEC 2008

3.     Elect or re-elect the Directors                           Mgmt          For                            For

4.     Authorize the Directors in accordance with Section        Mgmt          For                            For
       202 [1] of the Companies Code to allot and
       issue ordinary shares up to USD 30 million
       to strategic investor[s] to enable the Bank
       meet the new Bank of Ghana capitalization requirements

5.     Authorize the Directors to approve the Auditor's          Mgmt          For                            For
       fees

S.6    Amend the regulations 15 and 33[a] of the Company's       Mgmt          For                            For
       regulations to permit conversion and/or issuance
       of shares in electronic book entry form in
       compliance with the requirements of the Ghana
       Stock Exchange under the Central Securities
       Depository Act. 2007 [ACT]733]




--------------------------------------------------------------------------------------------------------------------------
 HIGHVELD STL & VANADIUM LTD                                                                 Agenda Number:  701938574
--------------------------------------------------------------------------------------------------------------------------
        Security:  S35200104
    Meeting Type:  AGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  ZAE000003422
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.     Appoint the Auditors                                      Mgmt          For                            For

3.1    Elect Mr. C. B. Brayshaw as a Director                    Mgmt          For                            For

3.2    Elect Mr. JW Campbell as a Director                       Mgmt          For                            For

3.3    Elect Mr. B. J. T. Shongwe as a Director                  Mgmt          For                            For

4.     Approve to place the unissued shares under the            Mgmt          For                            For
       control of the Directors

5.     Approve the fees payable to Members and the               Mgmt          For                            For
       Chairman of Committees of the Board for 2009




--------------------------------------------------------------------------------------------------------------------------
 HIGHWEALTH CONSTRUCTION CORP                                                                Agenda Number:  701960951
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3721G109
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002542008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    To report business operation result of fiscal             Non-Voting    No vote
       year 2008

1.2    Supervisors review financial reports of fiscal            Non-Voting    No vote
       year 2008

1.3    To report the status of endorsements/guarantees           Non-Voting    No vote
       of fiscal year 2008

1.4    To report execution status of collecting corporate        Non-Voting    No vote
       bonds

1.5    To report the amendments of  the Board of Directors       Non-Voting    No vote
       meeting rules

1.6    To report the execution status of buying back             Non-Voting    No vote
       treasury stocks on year 2008

1.7    Others                                                    Non-Voting    No vote

2.1    Ratify the business operation result and financial        Mgmt          For                            For
       reports of FY 2008

2.2    Ratify the net profit allocation of FY 2008               Mgmt          For                            For
       cash dividend TWD 2.5 per share

3.1    Approve the additional shares stock dividend              Mgmt          For                            For
       FM R/E: 45.95/1000, Stock dividend FM C/P 4.05/1000

3.2    Amend the process procedures of lending funds             Mgmt          For                            For
       to others

3.3    Amend the process procedures of endorsements/guarantees   Mgmt          For                            For

3.4    Amend the company Articles                                Mgmt          For                            For

4.     Other and extraordinary proposals                         Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 HINDALCO INDS LTD                                                                           Agenda Number:  701847468
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3196V185
    Meeting Type:  CRT
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  INE038A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that, for the purpose of considering,             Mgmt          For                            For
       and if thought fit, approve with or without
       modification(s) the arrangement embodied in
       the proposed Scheme of Arrangement between
       Hindalco Industries Limited and its shareholders
       of the purpose of financial restructuring of
       the Applicant Company (the Scheme); pursuant
       to Section 391 of the Companies Act, 1956,
       Rules 67 to 87 of the Companies [Court] Rules,
       1959 and other applicable provisions, if any,
       of the Act and the Rules, and subject to sanction
       by the Hon'ble High Court of Judicature at
       Bombay and other requisite consents and approvals,
       if any, being obtained, and subject to such
       terms and conditions and modifications as may
       be imposed, prescribed or suggested by the
       said Hon'ble High Court or other appropriate
       authorities, the Scheme of Arrangement between
       the Company and its Members in terms of the
       draft of the Scheme laid before the meeting
       and initialed by the Chairman for the purpose
       of identification; authorize the Board, for
       the purpose of giving effect to this Resolution,
       the Board [including any Committee formed by
       them] to do all such acts, deeds, matters and
       things as it may, in its absolute discretion,
       deem necessary, expedient, usual or proper
       and to settle any questions or difficulties
       or doubts that may arise with regard to utilization
       / adjustment of the Securities Premium Account
       in the books of account as considered necessary
       to give effect to the Scheme of Arrangement
       or to carry out such modifications/directions
       as may be ordered by the Hon'ble High Court
       of Judicature at Bombay and any other appropriate
       statutory or regulatory authority to implement
       the aforesaid Resolution




--------------------------------------------------------------------------------------------------------------------------
 HINDALCO INDS LTD                                                                           Agenda Number:  701848042
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3196V185
    Meeting Type:  EGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  INE038A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, subject to the sanction of the Scheme            Mgmt          For                            For
       of Arrangement by the High Court of Judicature,
       Bombay[the High Court] and other appropriate
       authorities, if any, proposed by the Company
       pursuant to the provisions of Section 391 of
       the Companies Act, 1956 and subject to the
       confirmation of the High Court and pursuant
       to the provisions of Section 100 to 103 read
       with Sections 78 and other applicable provisions,
       if any, of the Companies Act, 1956 and Article
       71 of the Articles of Association of the Company,
       the Securities Premium Account of the Company
       as on 31 DEC shall be reduced by such an extent
       as determined by the Board of Directors of
       the Company pursuant to the Scheme of Arrangement
       for earmarking, allocating and crediting the
       said amount to business reconstruction reserve
       account of the Company, and the utilization
       of the balance lying to the credit of the Securities
       Premium Account of the Company as on 31 DEC
       2008 shall be done to such an extent as determined
       by the Board of Directors of the Company and
       the consequent reduction in Company's Capital
       as proposed herein above is subject to inter-alia
       the following terms and conditions: a) the
       reduction of existing Securities Premium Account
       in terms of the above resolution shall be effected
       and carried out by the Company as a consequence
       and as an integral part of and in the manner
       specified in the Scheme of Arrangement [the
       Scheme] duly approved by the High Court pursuant
       to the provisions of Section 391 of the Companies
       Act, 1956; b) under and pursuant to the Scheme,
       the Company is permitted by the High Court
       to create a business reconstruction reserve
       account from its Securities premium account
       balance to adjust the expenses as defined in
       clause 1.4 of the Scheme, when the Board of
       the Company determines that a part or whole
       of the balance remaining in the business reconstruction
       reserve account is no longer required, the
       same can be transferred to the Securities Premium
       Account of the Company as detailed in the Scheme;
       c) Subsequent to the Scheme being approved
       by the Members and the High Court, on or after
       the Effective Date (as defined in the Scheme),
       the Company shall reduce the Securities Premium
       Account by such an extent as determined by
       the Board of Directors of the Company pursuant
       to the Scheme for earmarking, allocating and
       crediting the said amount to business reconstruction
       reserve account of the Company created pursuant
       to the Scheme; d) the Company is permitted
       by the High Court to credit the amounts to
       the Business Reconstruction Reserve Account
       as mentioned in clauses 3.1 and 3.2 of the
       Scheme and also to utilize the same for making
       appropriate adjustment of the Expenses as defined
       in clause 1.4 of the Scheme, and as prescribed
       in other parts of the Scheme on an ongoing
       basis from 01 APR 2008 and thereafter for the
       subsequent FY's; and e) to the extent the amount
       is transferred to the business reconstruction
       reserve account by the Company as mentioned
       in Clauses 3.1 and 3.2 of the Scheme, there
       shall be consequential reduction of the Securities
       Premium Account which shall be effected as
       an integral part of the Scheme itself in accordance
       with the provisions of Section 78 and Sections
       100 - 103 of the Act, as the same does not
       involve either diminution of liability in respect
       of unpaid share capital or payment to any shareholder
       of paid-up share capital; authorize the Board
       for the purpose of giving effect to this resolution,
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary, expedient, usual or proper and to
       settle any questions or difficulties or doubts
       that may arise with regard to utilization/adjustment
       of the securities premium account in the books
       of account as considered necessary to give
       effect to the above resolutions or to carry
       out such modifications/directions as may be
       ordered by the Hon'ble High Court of Judicature
       at Bombay and any other appropriate statutory
       or regulatory authority to implement the aforesaid
       resolution and to do all such acts, deeds,
       matters and things as it may in its absolute
       discretion deem necessary, expedient, usual
       or proper or desirable and to settle any question,
       difficulty or doubt whatsoever may arise in
       this regard to delegate all or any of its powers
       which may be so delegated by law, to any director
       or committee of directors of the Company to
       give effect to aforesaid resolutions




--------------------------------------------------------------------------------------------------------------------------
 HINDALCO INDUSTRIES LTD                                                                     Agenda Number:  701689537
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3196V185
    Meeting Type:  AGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  INE038A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and profit and loss account
       for the YE on that date, the report of the
       Directors and the Auditors thereon

2.     Declare and sanction the payment of dividend              Mgmt          For                            For
       on preference shares and equity shares of the
       Company for the FY 2007-2008

3.     Re-appoint Mr. S.S. Kothari as a Director, who            Mgmt          For                            For
       retires from office by rotation

4.     Re-appoint Mr. M.M. Bhagat as a Director, who             Mgmt          For                            For
       retires from office by rotation

5.     Re-appoint Mr. C. M. Maniar as a Director, who            Mgmt          For                            For
       retires from office by rotation

6.     Re-appoint Messrs. Singhi & Company, Chartered            Mgmt          For                            For
       Accountants, pursuant to the provisions of
       Section 224 and other applicable provisions,
       if any, of the Companies Act, 1956, Kolkata,
       as the Auditors of the Company to hold office
       from the conclusion of this meeting till the
       conclusion of the next AGM of the Company and
       authorize the Board of Directors of the Company
       to fix their remuneration for the said period
       and reimbursement of actual out of pocket expenses,
       as may be incurred in the performance of their
       duties

S.7    Authorize the Board, pursuant to provisions               Mgmt          For                            For
       of Section 61 and other applicable provisions,
       if any, of the Companies Act, 1956 and all
       other applicable guidelines issued by SEBI
       from time to time, consent of the Company to
       use / deploy unutilized funds out of the proceeds
       of Rights issue of its Equity Shares made in
       2006, which stood at INR 17,894 million as
       on 31 MAR 2008, for the repayment of the bridge
       loan taken to meet the costs of acquisition
       of Novelis Inc, Canada, and other general corporate
       purposes, in addition to the, utilization of
       Issue proceeds as discussed in the Rights offer
       document

S.8    Approve, that in partial modification of the              Mgmt          For                            For
       relevant resolutions passed at the 45th and
       47th AGM held on 31 JUL 2004 and 28th JUL 2006
       respectively and pursuant to the provisions
       of Sections 198, 309, 310, Schedule XIII and
       other applicable provisions, if any, of the
       Companies Act, 1956, including any statutory
       modification of re-enactment thereof, the Company,
       the payment of the revised remuneration to
       Mr. D, Bhattacharya, Managing Director, as
       specified, for the remaining period of his
       tenure of office i.e. up to 01 OCT 2008 with
       liberty to the Board of Directors to revise
       his remuneration from time to time as it deems
       fit within the limits of Schedule XIII of the
       Companies Act, 1956




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN CONSTRUCTION CO LTD                                                               Agenda Number:  701970964
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3213Q136
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  INE549A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2009, the profit & loss
       account for the YE on that date and the reports
       of the Directors and the Auditor's thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. Nirmal P. Bhogilalal as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Professor Fred Moavenzadeh as a Director,      Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Rajas R. Doshi as a Director,              Mgmt          For                            For
       who retires by rotation

6.     Re-appoint M/s K. S. Aiyar & Company, Chartered           Mgmt          For                            For
       Accountants, Mumbai, as the Auditor's of the
       Company including all its branch offices/sites,
       to hold office from the conclusion of this
       AGM until the conclusion of the next AGM on
       a remuneration as may be fixed by the Board
       of Directors of the Company; and authorize
       the Board of Directors in consultation with
       the Company's Auditor's to appoint Branch Auditor(s)
       of the Company to audit the accounts of the
       Company's project sites within and outside
       India, present and future on such terms and
       conditions including remuneration as the Board
       of Directors may deem fit

7.     Re-appoint, pursuant to the provisions of Sections        Mgmt          For                            For
       198, 269, 309, 310 and 311 read with Schedule
       XIII and all other applicable provisions if
       any, of the Companies Act, 1956 [the Act] and
       subject to such sanctions as may be necessary,
       Mr. K.G. Tendulkar, as the Deputy Managing
       Director of the Company for a period of 1 year
       with effect from 08 NOV 2008 on remuneration
       and perquisites payable to him and other terms
       and conditions as set out in the draft agreement
       to be entered in to between the Company and
       Mr. K.G. Tendulkar, as placed before this meeting
       and initialed by the Chairman for the purpose
       of identification; and authorize the Board
       of Directors of the Company to vary or increase
       the remuneration and prerequisites including
       monetary value thereof as specified in the
       said draft agreement to the extent the remuneration
       Committee and/or the Board of Directors may
       consider appropriate and as may be permitted
       or authorized in accordance, with any with
       any provisions under the Act, for the time
       being in force, provided however, that the
       remuneration payable to Mr. K.G. Tendulkar
       shall be within the limits set out in the said
       Act including schedule XIII to the said Act
       or any amendments thereto or any modifications
       or statutory re-enactment(s) thereof and/or
       rules or regulations framed there under and
       the terms of the aforesaid agreement between
       the Company and Mr. K.G. Tendulkar, shall be
       suitably modified to give effect to such variations
       or increase as the case may be; to execute
       and sign the agreement and other documents
       and take such steps as may be necessary and
       desirable to implement and give effect to the
       foregoing resolution; during the currency of
       the tenure of the Deputy Managing Director,
       where in any FY, the Company has no profits
       or its profits are inadequate, the Company
       to do pay to the Deputy Managing Director,
       minimum remuneration by way of salary and prerequisites
       as specified as above as per the relevant applicable
       provisions of Law including provisions as contained
       in schedule XIII to the Act

S.8    Approve, in accordance with the applicable provisions     Mgmt          For                            For
       of the Memorandum and Articles of Association
       of the Company, the Companies Act, 1956, including
       any statutory modification(s) or re-enactment
       thereof for the time being in force and in
       accordance with the provisions contained in
       the Securities and Exchange Board of India
       [Employees Stock Option Scheme and Employee
       Stock Purchase Scheme] guidelines, 1999 [hereinafter
       referred to as SEBI Guidelines] and the provisions
       of any other applicable laws or regulations
       and in compliance with the listing agreements
       entered into by the Company with the Stock
       Exchange where the equity shares of the Company
       are listed and subject to such other approvals,
       permissions and sanctions as may be necessary
       and subject to such conditions and modifications
       as may be prescribed or imposed while granting
       such approvals, permissions and sanctions and
       as agreed to by the Board of Directors of the
       Company [hereinafter referred to the Board
       which term shall include the 'ESOP Compensation
       Committee' constituted by the Board to exercise
       its powers including the powers, conferred
       by this resolution], and authorize the Company
       to the Board to re-price the 41,31,600, options
       [adjusted after considering Options lapsed]
       already granted by the Company on 25 APR 2008
       under the HCC Employee Stock Option Scheme
       approved by the Members in their Meeting [through
       Postal Ballot] held on 10 DEC 2007 in accordance
       with the SEBI Guidelines, such re-pricing of
       the 41,31,600 Options already granted by the
       Company on 25 APR 2008 be done at a price as
       may be decided by the Board which shall not
       be less than the latest available closing market
       price [on a stock exchange where there intimate
       change in their is highest trading volume]
       prior to the date of the Meeting of the ESOP
       Compensation Committee at which the ESOP Compensation
       Committee finalizes the re-pricing of the Options
       without any change or modification in the vesting
       period, exercise period and/or any other specific
       terms and conditions under which such Options
       have been granted; authorize the Board, for
       the purpose of giving effect to the above resolution
       and on behalf of the Company, to take all actions
       to and to do all such acts, deeds, matters
       and things as it in its absolute discretion
       deem necessary, expedient permanent or proper
       and to settle all questions, difficulties or
       doubts at any stage without requiring the Board
       to obtain any further consent or approval of
       the Members of the Company




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN CONSTRUCTION CO LTD                                                               Agenda Number:  701988846
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3213Q136
    Meeting Type:  EGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  INE549A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board, pursuant to the provision            Mgmt          For                            For
       of section 81 [1A] and other applicable provisions,
       if any, of the Companies Act, 1956 [including
       any amendments thereto or re-enactment thereof]
       [the Act] and all other applicable laws and
       regulations including the Foreign Exchange
       Management Act, 1999, the Foreign Exchange
       Management [transfer or issue of security by
       a person resident outside India] regulations,
       2000, any statutory modification[s] or re-enactment
       thereof, for the time being in force and such
       other statues, notifications, clarifications,
       circulars, rules and regulations as may be
       applicable and relevant, as amended from tine
       to time, if any, issued by the Government of
       India [the GOI], the Securities and Exchange
       Board of India [the SEBI], the Reserve Bank
       of the India [the RBI], stock exchange and
       any other appropriate authorities, institutions
       or bodies, as may be applicable and the provisions
       in the Memorandum and Articles of Association
       of the Company and listing agreements entered
       into by the Company with the stock exchanges
       where the equity shares of the Company are
       listed, and any other applicable laws, rules
       and regulations [including any amendment thereto
       or re-enactment thereof for the being in force]
       and subject to such approvals, consents, permissions
       and sanctions, if any, of the GOI, RBI, SEBI,
       stock exchanges and any other relevant statutory,
       governmental authorities or departments, institutions
       or bodies [the Concerned Authorities] in this
       regard, as may be required and applicable and
       further subject to such terms and conditions
       or modifications thereto as may be prescribed
       or imposed by any of the concerned authorities
       while granting such approvals and permissions
       as may be necessary or which may be agreed
       to by the Board of Directors of the Company
       [hereinafter referred to as the Board, which
       term shall include any Committee constituted
       by the Board or any persons authorized by the
       Board to exercise the powers conferred on the
       Board by the resolution], to create, issue,
       offer and allot [including with provisions
       for reservation on firm and/or competitive
       basis, of such part of issue and for such categories
       of persons including employees of the Company
       as may be permitted], equity shares and/or
       equity shares through depository receipts including
       American Depository Receipts [ADR's], Global
       Depository Receipts [GDR's] and/or convertible
       bonds fully or partly paid up, Fully Convertible
       Debentures [FCD's], Partly Convertible Debentures
       [PCD's], Optionally Convertible Debentures
       [OCD's] and/or other securities and/or other
       securities convertible into equity shares at
       the option of the Company and/or the holders
       of such securities linked to equity shares
       and/or securities with or without detachable/non-detachable warrants and/or warrants with a right exercisable
       by the warrant-holder to subscribe for equity
       shares and/or any instruments or securities
       representing either equity shares, secured
       premium notes and/or any other financial instruments
       which would be converted into/exchanged with
       equity shares at a later date [the Securities]
       as the Board at its sole discretion or in consultation
       with underwriters, merchant bankers, financial
       advisors or legal advisors may at any time
       decide, by way of one or more public or private
       offerings in domestic and/or one or more international
       markets, with or without a green shoe option
       or private placement or issued/allotted though
       qualified institutions placement in accordance
       with the guidelines for Qualified Institutions
       Placement prescribed under Chapter XIII-A of
       the SEBI [Disclosure and investor protection]
       guidelines, 2000, as amended [the SEBI Guidelines]
       or by any one or more or a combination of the
       above model/methods or otherwise and at such
       time or times and in one or more tranches,
       whether rupee denominated or denominated in
       foreign currency, to any eligible qualified
       institutional buyers including foreign institutional
       investors, resident/ non-resident investors
       [whether institutions, incorporated bodies,
       mutual funds, individuals or otherwise], venture
       capital funds [Foreign or Indian], Indians
       and/or multilateral financial institutions,
       mutual funds, non-resident Indians, stabilizing
       agents and/or any other categories of investors,
       whether they be holders of the equity shares
       of the Company or not [collectively called
       the Investors] whether or not such investors
       are Members of the Company as may be deemed
       appropriate by the Board and permitted under
       applicable laws and regulations, resulting
       in the issue of up to an aggregate principal
       amount of INR 15,00,00,00,000 or its equivalent
       in any other currency and on such terms and
       conditions and timing of the issues/ offerings
       including the investors to whom the securities
       are to be issued, issue price, number of securities
       to be issued, creation of mortgage/charge in
       accordance with Section 293[1][a] of the Companies
       Act, in respect of any securities as may be
       required either on pari passu or otherwise,
       the stock exchanges on which such securities
       will be listed, finalization of allotment of
       the securities on the basis of the subscriptions
       received, face value, rate of interest, redemption
       period, manner of redemption, amount or premium
       on redemption, the number of equity shares
       to be allotted on redemption/conversion, the
       ratio, period of conversion, fixing of record
       date or book closure dates, and any other matter
       in connection with, or incidental to, the issue,
       in consultation with the merchant bankers or
       other advisors or otherwise, as the Board at
       its sole discretion may decide together with
       any amendments or modifications thereto [the
       Issue]; that the securities to be created,
       issue, offered and allotted shall be subject
       to the provisions of the memorandum and Articles
       of Association of the company and the equity
       shares allotted in terms of this resolution
       shall rank pari passu in all respects with
       all existing equity shares of the company;
       that if the issue or any part thereof is made
       for a qualified institutions placement, the
       equity shares of fully convertible debentures
       [FCD's]/partly convertible debentures [PCD's]/
       optionally convertible debentures [OCD] or
       any other securities, which are convertible
       into or exchangeable with the equity shares
       of the company [hereinafter collectively referred
       to as 'Other specified securities' and together
       with equity shares referred to as the 'specified
       securities' within the meaning of the SEBI
       Guidelines [or any combination of specified
       securities as may be decided by the board,
       issued for such purpose shall be fully paid-up
       and the allotment of such specified securities
       shall be completed with 12 months form the
       date of this resolution or such other time
       as may be allowed under the SEBI Guidelines
       from time to time at such price being XIII-A
       of the SEBI Guidelines and the specified securities
       shall not be eligible to be sold for a period
       of 1 year form the date of allotment, except
       on a recognized stock exchange, or except as
       may be permitted form time to time under the
       SEBI Guidelines; in the event of issue of specified
       securities by way of a qualified institutions
       placement, the relevant date on the basis of
       which the price specified securities shall
       be determined as specified under applicable
       law, shall be the date of the meeting CONT...

       CONT... in which the Board or the Committee               Non-Voting    No vote
       of Directors duly authorized by the Board decides
       to open the proposed issue of specified Securities
       or such other time as may be decided by the
       Board, subsequent to the receipt of shareholders
       approval in terms of Section 81(1A] and other
       applicable provisions, if any, of the Act and
       other applicable laws, regulations and guidelines
       in relation to the proposed issue of the specified
       other applicable laws, regulations and guidelines
       in relation to the proposed issue of the specified
       Securities and allowed under the SEBI Guidelines
       from time to time the event of issue of specified
       Securities by way of a qualified institutions
       placement, the number and/or conversion price
       in relation to Equity Shares that may be issued
       and allotted on conversion of other specified
       Securities that may be issued through a qualified
       institutions placement in accordance with the
       SEBI Guidelines as mentioned above shall be
       appropriately adjusted for Corporate actions
       such as bonus issue, rights issue, split and
       consolidation of share capital merger, demerger,
       transfer of undertaking, sale of division or
       any such capital or Corporate restructuring
       without prejudice to the generality of the
       above, subject to applicable laws and subject
       to approval, consents, permissions, if any
       of any governmental body, authority or regulatory
       institution including any conditions as may
       be prescribed in granting such approval or
       permissions by such governmental authority
       or regulatory institution, the Securities may
       have such features and attributes or any terms
       or combination of terms that provide for the
       tradability and free transferability thereof
       in accordance with the prevailing practices
       in the capital markets including but not limited
       to the terms and conditions for issue of additional
       Securities and such of these Securities to
       be issued as are not subscribed may be disposed
       of by the Board in such manner and/or on such
       terms including offering or placing them with
       banks/financial institutions/ funds or otherwise,
       as the Board may deem fit and proper in its
       absolute discretion, subject to applicable
       laws, regulations and guidelines; authorize
       the Board without prejudice to the generality
       of the foregoing, to prescribe with respect
       to the aforesaid issue of the Securities all
       or any of the terms or any combination of terms
       thereof in accordance with local and/or international
       practice including but not limited to conditions
       in relation to the offer, issue and allotment
       of the Securities, payment of interest, dividend,
       premium and redemption or earl y redemption
       of Securities, debt service payments and any
       other payments whatsoever, voting rights and
       all such terms as are provided in domestic
       and/or international offerings of this nature
       including terms for such issue, or variation
       of the price or period of conversion of any
       Securities into Equity Shares or issue of Equity
       Shares during the duration of the Securities
       or terms pertaining to early redemption of
       Securities and/or conversion into Equity Shares
       as the Board may in its sole discretion deem
       appropriate; to finalize and approve the preliminary
       as well as the final offering document, if
       required, for the proposed issue of the Securities
       and to authorize any Director or Directors
       of the Company or any other Officer or Officers
       of the Company to sign the above referred documents
       or any other related papers/documents, for
       and on behalf of the Company together with
       the authority to amend, vary or modify the
       same as such authorized declarations, affidavits,
       certificates, consents and/or authorities as
       may, in the opinion of such authorized person,
       be required from time to time and to arrange
       for the submission of the preliminary and final
       offering document and any amendments and supplements
       thereto, with any applicable government and
       regulatory authorities, institutions or bodies,
       as may be required; to do such acts, deeds
       and things as the Board in its absolute discretion
       deems necessary or desirable in connection
       with the issue of the Securities and to give
       effect to these resolutions, including, without
       limitation, the following seeking, if required,
       the consent of the Company's lenders, parties
       with whom the Company has entered into various
       commercial and other consents that may be required
       in connection with the issue and allotment
       of the Securities; giving or authorizing the
       giving of such undertakings, declarations,
       affidavits, certificates, consents and authorities
       as may be required from time to time by concerned
       persons; setting any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment of Securities as it may
       in its absolute discretion deem fit ; for the
       purpose of giving effect to the above resolution
       and any offer, issue and allotment of Securities,
       to take all such actions, give such directions
       and to do all such acts, deeds and things as
       may be necessary, desirable or incidental thereto
       and matters connected therewith including without
       limitation the entering into of arrangements/agreements
       for underwriting, marketing, listing of Securities,
       trading, appointment of Merchant Bankers, Advisors,
       Registrars, paying and conversion agents and
       any other advisors, professionals and intermediaries
       and all such agencies as may be involved or
       concerned in such offering s of Securities
       and to issue and sign all deeds, documents,
       instruments and writings and to pay any fees,
       commission, costs, charges and other outgoings
       in relation thereto and to settle all questions
       whether in India or abroad, for the issue and
       to do all requisite filings with SEBI, the
       Stock Exchanges, the GOI, the RBI, if required
       and any other concerned authority in India
       or outside and to do all such acts and things
       as may be necessary and expedient for and incidental
       and ancillary to the issue and to give such
       directions that may be necessary or arise in
       regard to or in connection with any such offer,
       issue or allotment of Securities and utilization
       of the issue proceeds, as it may, in its absolute
       discretion, deem fit and any such action, decision
       or direction of the Board shall be binding
       on all Members; to delegate all or any of the
       powers herein conferred to any Committee of
       Directors or any Executive Director or Directors
       or any other Officer or Officers of the Company
       to give effect to the aforesaid resolution
       and is authorized to take such steps and to
       do all such acts, deeds, matters and things
       and accept any alterations or modifications
       as they may deem fit and proper and give such
       directions as may be necessary to settle any
       question or difficulty that may arise in regard
       to issue and allotment of equity shares including
       but not limited to: a] approve the offer document
       and filing the same with the any authority
       or persons as may be required; b] to affix
       the common seal of the Company on any be required
       to be executed in connection with the above,
       in the presence of any Director of the Company
       and persons authorized who shall sign the same
       in token thereof; c] arranging the delivery
       and execution of all contracts, agreements
       and all other documents, deeds, and instruments
       as may be required or desirable in connection
       with the issue the equity shares by the Company;
       d] opening such banks accounts and demat accounts
       as may be required for the transactions; e]
       taking decision to open the issue, decide bid
       opening and closing date, approving the issue
       price, the number of equity CONT

       CONT... shares to be allotted, the basis of               Non-Voting    No vote
       allocation and allotment of Equity Shares in
       case of Qualified Institutions Placement; f]
       to do all such acts, deeds, matters and things
       and execute all such other documents and pay
       all such fees, as it may, in its absolute discretion,
       deem necessary or desirable for the purpose
       of the transactions; g] to make all such necessary
       applications with the appropriate authorities
       and make the necessary or desirable for the
       purpose of the transactions; h] making applications
       for listing of the Equity Shares of the Company
       on 1 more Stock Exchange[s] and to execute
       and to deliver or arrange the delivery of the
       Listing Agreement[s] or equivalent documentation
       to the concerned Stock Exchange[s]; and authorize
       or delegate all or any of the powers herein
       above conferred to any more persons, of need
       be




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN PETROLEUM CORPORATION LTD                                                         Agenda Number:  701687949
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3224R123
    Meeting Type:  AGM
    Meeting Date:  22-Sep-2008
          Ticker:
            ISIN:  INE094A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as on 31              Mgmt          For                            For
       MAR 2008, profit and loss account for the YE
       on that date and the reports of the Board of
       Directors and the Auditors thereon

2.     Declare equity dividend for the FY 2007-2008              Mgmt          For                            For

3.     Re-appoint Shri. P.K. Sinha as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri. I.M. Pandey as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Shri. S. Roy Choudhury as a Director,          Mgmt          For                            For
       who retires by rotation

6.     Approve a payment of INR 17.5 lakhs as remuneration       Mgmt          For                            For
       to the Statutory Auditors of the Company to
       be appointed by the Comptroller and the Auditor
       General of India for auditing the accounts
       of the Company for the FY 2008-09

7.     Appoint Shri. B. Mukherjee as a Director of               Mgmt          For                            For
       the Company, who is liable to retire by rotation

8.     Appoint Shri. L.N. Gupta as a Director of the             Mgmt          For                            For
       Company, who is liable to retire by rotation

S.9    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in supersession of the resolution passed at
       the AGM of the Corporation held on 21 SEP 2005
       and pursuant to Section 293[1][d] and any other
       applicable provisions of the Companies Act,
       1956, to borrow moneys for and on behalf of
       the Company from time to time as deemed by
       it to be requisite and proper for the purpose
       of the business of the Company, but so that
       the moneys to be borrowed together with the
       moneys already borrowed by the Company and
       remaining outstanding [apart from temporary
       loans obtained from the Company's Bankers in
       the ordinary course of business] shall not
       exceed at any time INR 20,000 Crores in excess
       of the paid-up capital of the Company and its
       free reserves i.e. reserves not set apart for
       any specific purpose; in terms of Section 293[1][a]
       and all other applicable provisions, it any,
       of the Companies Act 1956 [including any statutory
       modification or re-enactment thereof, for the
       time being in force], to create / provide Security
       for the sums borrowed on such terms and conditions
       and in such form and manner and with such ranking
       as to priority as the Board in its absolute
       discretion thinks fit on the assets of the
       Company and may be agreed to between the Corporation
       and lenders so as to secure the borrowings
       by the Company, together with interest costs,
       charges, expenses and all other monies payable
       by the Company to the concerned Lenders / Institutions,
       under the respective arrangement entered into
       / to be entered by the Company; approve that
       the Securities to be created by the Company
       for its borrowings as aforesaid may rank with
       the security already created in the form of
       mortgage and / or charges already created or
       to be created in future by the Company as may
       be agreed to between the Company and concerned
       parties; authorize the Board or any Committee
       or person for the purpose of giving effect
       to this resolution to finalize, settle and
       execute such documents / deeds / writings /
       papers/ agreements as may be required and to
       do all the acts, deeds, matters and things
       as it may in its absolute discretion deem necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in regard
       to creating security as aforesaid or otherwise
       considered to be in the best interests of the
       Company; approve under Section 293 [1][a] will
       also be obtained separately through the process
       of 'Postal Ballot' as provided under Section
       192 A of the Companies Act, 1956

S.10   Amend Clause 67 of the Articles of Association            Mgmt          For                            For
       of the Corporation as specified




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN PETROLEUM CORPORATION LTD                                                         Agenda Number:  701913368
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3224R123
    Meeting Type:  OTH
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  INE094A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'FOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Approve, subject to the provisions of Section             Mgmt          For                            For
       17 and other applicable provisions, if any,
       of the Companies Act 1956 [including any statutory
       modification or re-enactment thereof for the
       time being in force], the Object Clause of
       the Memorandum of Association of the Company
       be and is hereby amended by inserting the following
       new Clauses as Clause [U-iii], [U-iv], [U-v]
       & [U-vi] after Clause [U-ii] as specified;
       authorize the Members of the Company, the aforesaid
       Special Resolution for alteration of the Object
       Clause of the Memorandum of Association being
       duly passed and becoming effective, is hereby
       accorded pursuant to the provisions of Section
       149(2-A) and other applicable provisions, if
       any, of the Companies Act, 1956, for commencing
       and carrying on all or any of the new business
       and activities at such time as may be deemed
       fit by the Board of Directors; authorize the
       Board of Directors to do all such acts, deeds,
       matters and things as may be considered necessary,
       desirable or expedient for giving effect to
       the above resolution

2.     Approve that the Shareholders be and is hereby            Mgmt          For                            For
       accorded in terms of Section 293(1)(a) and
       all other applicable provisions, if any, of
       the Companies Act, 1956 [including any statutory
       modification or re-enactment thereof, for the
       time being in force], and such other approvals
       as may be necessary, authorize the Board of
       Directors to mortgage and/or create charge,
       in addition to the mortgages/charges created/to
       be created by the Company in such form and
       manner and with such ranking and at such time
       and on such terms as the Board may determine,
       on all or any of the moveable/immoveable properties
       of the Company, both present and future and/or
       whole or any part of undertaking(s) of the
       Company together with the power to take over
       the management of the business and concern
       of the Company in certain events of default,
       in favour of the Lender(s), Agent(s) and Trustee/Trustee(s), for securing the borrowings of the Company
       availed/to be availed by way of loan(s) in
       foreign currency and/or rupee currency and
       Securities [comprising of fully/partly Convertible
       Debentures and/ or Non-Convertible Debentures,
       on all or any of the above, with or without
       detachable or non-detachable warrants and/or
       secured premium notes and/or floating rates
       notes/bonds or other debt instruments] issued/to
       be issued by the Company, from time to time,
       subject to the limit approved under Section
       293(1)(d) of the Companies Act, 1956, together
       with interest at the respective agreed rates,
       additional interest, compound interest, in
       case of default accumulated interest, liquidated
       damages, commitment charges premia on prepayments,
       remuneration of the Agent(s)/Trustee, premium
       (if any) on redemption, all other costs, charges
       and expenses as a result of devaluation/revaluation/fluctuation in the rates of exchange and all other monies
       payable by the Company in terms of the Loan
       Agreement(s)/Heads of Agreement(s), Trust Deed(s)
       or any other document, entered into/to be entered
       into between the Company and the Lender(s)/Agents
       and Trustee(s)/Trustees, in respect of the
       said loans/borrowings/debentures/bonds or other
       securities and containing such specific terms
       and conditions covenants in respect of enforcement
       of security as may be stipulated in that behalf
       and agreed to between the Board of Directors
       or Committee thereof and the Lender(s)/Agents/Trustee(s);
       authorize the Board/Committee of the Board
       or officers, for the purpose of giving effect
       to the above resolutions, to finalize, settle
       and execute such documents/deeds/writings/papers/agreements as may be required and do all such acts, deeds,
       matters and things, as it may in its absolute
       discretion deem necessary, proper or desirable
       and to settle any question, difficulties or
       doubts that may arise with regard to borrowings
       and creating mortgages/charges as aforesaid




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN ZINC LTD                                                                          Agenda Number:  701672001
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3224T111
    Meeting Type:  AGM
    Meeting Date:  21-Aug-2008
          Ticker:
            ISIN:  INE267A01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited accounts           Mgmt          For                            For
       for the YE on 31 MAR 2008 along with the Directors'
       report and the Auditors' report thereon

2.     Approve the final dividend for the year 2007-2008         Mgmt          For                            For

3.     Re-appoint Smt. Ajita Bajpai Pande as a Director,         Mgmt          For                            For
       who retires by rotation, as per Article 129
       of the Articles of Association of the Company

4.     Re-appoint Shri. Agnivesh Agarwal as a Director,          Mgmt          For                            For
       who retires by rotation, as per Article 129
       of the Articles of Association of the Company

5.     Re-appoint Shri. Tarun Jain as a Director, who            Mgmt          For                            For
       retires by rotation, as per Article 129 of
       the Articles of Association of the Company

S.6    Re-appoint M/s. Deloitte Haskins & Sells Chartered        Mgmt          For                            For
       Accountants as the Statutory Auditors of the
       Company for the period from the conclusion
       of 42nd AGM to the conclusion of the next AGM
       at such remuneration as may be fixed by the
       Board as per the provisions of Section 224
       and other applicable provisions of the Companies
       Act, 1956




--------------------------------------------------------------------------------------------------------------------------
 HITE BREWERY CO LTD, SEOUL                                                                  Agenda Number:  701836136
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1593V204
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7103150009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 538501 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 1st income statement, balance sheet           Mgmt          For                            For
       and the appropriation of income and cash dividends
       of KRW 2500 per common share and KRW 2550 per
       preferred share and stock dividends of 0.02
       shares per share

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect 1 Inside Director and 2 Outside Directors           Mgmt          For                            For

4.     Elect 2 Outside Directors who will also serve             Mgmt          For                            For
       as the Members of the Audit Committee

5.     Approve the total remuneration of the Inside              Mgmt          For                            For
       Directors and the Outside Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ADDITIONAL TEXT FOR ALL THE RESOLUTIONS.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 HOLCIM (PHILIPPINES) INC                                                                    Agenda Number:  701917138
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3232G101
    Meeting Type:  AGM
    Meeting Date:  21-May-2009
          Ticker:
            ISIN:  PHY3232G1014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 534943 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the proof the notice and determination            Mgmt          For                            For
       of existence of quorum

3.     Approve the minutes of the previous annual stockholders   Mgmt          For                            For
       meeting held on 06 MAY 2008

4.     Approve the annual report and the audited financial       Mgmt          For                            For
       statements of the Company for the period ended
       31 DEC 2008

5.     Approve and ratify the all acts, contracts,               Mgmt          For                            For
       investments and resolutions of the Board of
       Directors, Committees and Management since
       the last annual stockholders meeting

6.1    Elect Mr. Oscar J. Hilado as a Director                   Mgmt          For                            For

6.2    Elect Mr. Tom A. Clough as a Director                     Mgmt          For                            For

6.3    Elect Mr. Magdaleno B. Albarracin, Jr. as a               Mgmt          For                            For
       Director

6.4    Elect Mr. Ian S. Thackwray as a Director                  Mgmt          For                            For

6.5    Elect Mr. Ramon R. Del Rosario, Jr. as a Director         Mgmt          For                            For

6.6    Elect Mr. Daniel Bach as a Director                       Mgmt          For                            For

6.7    Elect Mr. Jose L. Cuisia, Jr. as a Director               Mgmt          For                            For

6.8    Elect Mr. Tomas I. Alcantara as a Director                Mgmt          For                            For

6.9    Elect Mr. Atsushi Kato as an Independent Director         Mgmt          For                            For

6.10   Elect Mr. Andres G. Gatmaitan as an independent           Mgmt          For                            For
       Director

7.     Appoint External Auditor                                  Mgmt          For                            For

8.     Amend the 2nd Article [primary purpose] and               Mgmt          For                            For
       third Article [principal office] of the Articles
       of Incorporation of the Company

9.     Other matters                                             Non-Voting    No vote

10.    Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HOLDING MRSK JT STK CO                                                                      Agenda Number:  702007926
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3490A110
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  RU000A0JPVK8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report as of FY 2008                   Mgmt          For                            For

2.     Approve the annual accounting report, the profit          Mgmt          For                            For
       and losses report as of FY 2008

3.     Approve the distribution of profit and losses             Mgmt          For                            For
       for FY 2008

4.     Approve the non-payments of dividends as of               Mgmt          For                            For
       2008 FY

5.     Elect the Board of Directors                              Mgmt          For                            For

6.     Elect the Audit commission                                Mgmt          For                            For

7.     Approve the Auditor                                       Mgmt          For                            For

8.     Approve the provision on the remuneration and             Mgmt          For                            For
       the compensation to be paid to the Members
       of the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 HON HAI PRECISION INDUSTRY CO LTD                                                           Agenda Number:  701837429
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36861105
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  TW0002317005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 531343 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    To report business operation result of FY 2008            Non-Voting    No vote

A.2    To the 2008 Audited reports                               Non-Voting    No vote

A.3    To the indirect investment in mainland China              Non-Voting    No vote

A.4    To the status of the local unsecured corporate            Non-Voting    No vote
       bonds

A.5    Other reports                                             Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution proposed             Mgmt          For                            For
       cash dividend TWD 0.8 per share

B.3    Amend the Company Articles of Incorporation               Mgmt          For                            For

B.4    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings proposed stock dividend: 150 for 1,000
       SHS held

B.5    Approve the capital injection to issue global             Mgmt          For                            For
       depository receipt

B.6    Amend the procedures of monetary loans                    Mgmt          For                            For

B.7    Amend the procedures of endorsements/guarantees           Mgmt          For                            For

B.8    Amend the rules of Shareholders' Meeting                  Mgmt          For                            For

B.9    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 HONAM PETROCHEMICAL CORP, SEOUL                                                             Agenda Number:  701835324
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3280U101
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7011170008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 539757 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 33th balance sheet, income statement          Mgmt          For                            For
       and proposed disposition of retained earnings

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect 1 External Director                                 Mgmt          For                            For

4.     Elect the Audit Committee Member to be External           Mgmt          For                            For
       Director

5.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HONG LEONG BANK BHD                                                                         Agenda Number:  701725143
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36503103
    Meeting Type:  AGM
    Meeting Date:  29-Oct-2008
          Ticker:
            ISIN:  MYL5819OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To lay before the meeting the audited financial           Non-Voting    No vote
       statements together with the reports of the
       Directors and the Auditors thereon for the
       YE 30 JUN 2008

1.     Declare a final dividend of 15 sen per share              Mgmt          For                            For
       less income tax at 25% for the YE 30 JUN 2008
       to be paid on 18 NOV 2008 to Members registered
       in the Record of Depositors on 05 NOV 2008

2.     Approve the payment of Directors' fees of MYR             Mgmt          For                            For
       520,000 for the YE 30 JUN 2008, to be divided
       amongst the Directors in such manner as the
       Directors may determine

3.     Re-elect YBhg Tan Sri. Quek Leng Chan, the retiring       Mgmt          For                            For
       Director

4.     Re-elect YBhg Datuk Dr. Hussein Awang, the retiring       Mgmt          For                            For
       Director

5.     Re-elect Mr. Tan Keok Yin, the retiring Director          Mgmt          For                            For

6.     Re-elect Mr. Quek Kon Sean, the retiring Director         Mgmt          For                            For

7.     Re-appoint Messrs PricewaterhouseCoopers as               Mgmt          For                            For
       the Auditors of the Bank and authorize the
       Directors to fix their remuneration

8.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to issue shares
       in the Bank, at any time and upon such terms
       and conditions and for such purposes as the
       Directors may, in their absolute discretion,
       deem fit, provided that the aggregate number
       of shares issued pursuant to this resolution
       in any 1 FY does not exceed 10% of the issued
       capital of the Bank for the time being and
       to obtain approval for the listing of and quotation
       for the additional shares so issued on the
       Bursa Malaysia Securities Berhad [Authority
       expires at the conclusion of the next AGM of
       the Bank]

       Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 HONG LEONG BANK BHD                                                                         Agenda Number:  701725167
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36503103
    Meeting Type:  EGM
    Meeting Date:  29-Oct-2008
          Ticker:
            ISIN:  MYL5819OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Bank and/or its subsidiaries to             Mgmt          For                            For
       enter into any of the transactions falling
       within the types of recurrent related party
       transactions of a revenue or trading nature
       as disclosed in Section 2.3[A] and [B] of Part
       A of the Bank's Circular to Shareholders dated
       07 OCT 2008 [the Circular] with HLCM and persons
       connected with HLCM, as specified provided
       that such transactions are undertaken in the
       ordinary course of business, on arm's length
       basis and on commercial terms which are not
       more favourable to the related party than those
       generally available to/from the public and
       are not, in the Bank's opinion, detrimental
       to the minority shareholders; and that such
       approval, unless revoked or varied by the Bank
       in a general meeting, [authority expires until
       the conclusion of the next AGM of the Bank]
       and authorize the Directors of the Bank to
       complete and to do all such acts and things
       [including executing all such documents as
       may be required] as they may consider expedient
       or necessary to give effect to the transactions
       contemplated and/or authorized by this ordinary
       resolution

2.     Authorize the Bank and/or its subsidiaries to             Mgmt          For                            For
       enter into recurrent related party transactions
       of a revenue or trading nature with HLIH and
       persons connected with HLIH [HLIH Group] as
       specified provided that such transactions are
       undertaken in the ordinary course of business,
       on arm's length basis and on commercial terms
       which are not more favourable to HLIH Group
       than those generally available to and/or from
       the public and are not, in the Bank's opinion,
       detrimental to the minority shareholders; and
       [authority expires at the earlier of conclusion
       of the next AGM ] of the Bank following this
       EGM at which such Proposed Shareholders' Mandate
       was passed, at which time it will lapse, unless
       by a resolution passed at the meeting, the
       authority is renewed; or the expiration of
       the period within which the next AGM of the
       Bank after that date is required to be held
       pursuant to Section 143[1] of the Companies
       Act, 1965 [but shall not extend to such extension
       as may be allowed pursuant to Section 143[2]
       of the Companies Act, 1965]; and authorize
       the Directors of the Bank to complete and to
       do all such acts and things [including executing
       all such documents as may be required] as they
       may consider expedient or necessary to give
       effect to the transactions contemplated and/or
       authorized by this ordinary resolution

3.     Authorize the Directors of the Bank, subject              Mgmt          For                            For
       to the Companies Act, 1965 [the Act], rules,
       regulations and orders made pursuant to the
       Act, provisions of the Bank's Memorandum and
       Articles of Association and the Listing Requirements
       of Bursa Malaysia Securities Berhad [Bursa
       Securities] and any other relevant authority,
       to make purchases of ordinary shares of MYR
       1.00 each in the Bank's issued and paid-up
       share capital on Bursa Securities subject further
       to the following: a] the maximum number of
       shares which may be purchased and/or held by
       the Bank be equivalent to 10% of the issued
       and paid-up share capital of the Bank [Shares]
       for the time being; b] the maximum fund to
       be allocated by the Bank for the purpose of
       purchasing the Shares not exceed the retained
       profits and/or the share premium account of
       the Bank; as of 30 JUN 2008, the audited retained
       profits and share premium of the Bank were
       MYR 1,737 million and MYR 540 million respectively;
       [Authority commences immediately upon passing
       of this ordinary resolution and expires the
       earlier of the conclusion of the next AGM of
       the Bank or the expiration of the period within
       which the next AGM after that date is required
       to be held by law and in any event, in accordance
       with the provisions of the Listing Requirements
       of Bursa Securities or any other relevant authority];
       and to take all such steps as are necessary
       or expedient to implement or to effect the
       purchase[s] of the Shares; to deal with any
       shares so purchased and any existing treasury
       shares [the Said Shares] in the following manner:
       i] cancel the Said Shares; ii] retain the Said
       Shares as treasury shares; iii] retain part
       of the said shares as treasury shares and cancel
       the remainder; iv] distribute all or part of
       the said shares as dividends to shareholders,
       and/or resell on Bursa Securities and/or cancel
       all or part of them, or in any other manner
       as may be prescribed by the Act, rules, regulations
       and orders made pursuant to the Act and the
       Listing Requirements of Bursa Securities and
       any other relevant authority for the time being
       in force and the authority to deal with the
       Said Shares shall continue to be valid until
       all the Said Shares have been dealt with by
       the Directors of the Bank

S.1    Amend the Articles of Association of the Bank             Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 HONG LEONG FINANCIAL GROUP BHD                                                              Agenda Number:  701726107
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36592106
    Meeting Type:  EGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  MYL1082OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       [excluding Hong Leong Bank Berhad and HLG Capital
       Berhad and their respective subsidiaries] to
       enter into any of the transactions falling
       within the types of recurrent related party
       transactions of a revenue or trading nature
       as disclosed in Section 2.3(A) and (C) of Part
       A of the Company's circular to shareholders
       dated 08 OCT 2008 [the Circular] with HLCM
       and persons connected with HLCM as specified,
       provided that such transactions are undertaken
       in the ordinary course of business, on arm's
       length basis and on commercial terms which
       are not more favorable to the related party
       than those generally available to/from the
       public and are not, in the Company's opinion,
       detrimental to the minority shareholders; [Authority
       expires at the conclusion of the next AGM of
       the Company]; and authorize the Directors of
       the Company to complete and to do all such
       acts and things [including executing all such
       documents as may be required] as they may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this ordinary resolution

2.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       [excluding Hong Leong Bank Berhad and HLG Capital
       Berhad and their respective subsidiaries] to
       enter into any of the transactions falling
       within the types of recurrent related party
       transactions of a revenue or trading nature
       as disclosed in Section 2.3(B) of Part A of
       the Company's circular to shareholders dated
       08 OCT 2008 with Tower Real Estate Investment
       Trust, provided that such transactions are
       undertaken in the ordinary course of business,
       on arm's length basis and on commercial terms
       which are not more favorable to Tower Real
       Estate Investment Trust than those generally
       available to/from the public and are not, in
       the Company's opinion, detrimental to the minority
       shareholders; [Authority expires at the conclusion
       of the next AGM of the Company]; and authorize
       the Directors of the Company to complete and
       to do all such acts and things [including executing
       all such documents as may be required] as they
       may consider expedient or necessary to give
       effect to the transactions contemplated and/or
       authorized by this ordinary resolution

3.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       [excluding Hong Leong Bank Berhad and HLG Capital
       Berhad and their respective subsidiaries] to
       enter into any of the transactions falling
       within the types of recurrent related party
       transactions of a revenue or trading nature
       as disclosed in Section 2.3(D) of Part A of
       the Company's circular to shareholders dated
       08 OCT 2008 with HLIH and persons connected
       with HLIH, provided that such transactions
       are undertaken in the ordinary course of business,
       on arm's length basis and on commercial terms
       which are not more favorable to the related
       party than those generally available to/from
       the public and are not, in the Company's opinion,
       detrimental to the minority shareholders; [Authority
       expires at the conclusion of the next AGM of
       the Company]; and authorize the Directors of
       the Company to complete and to do all such
       acts and things [including executing all such
       documents as may be required] as they may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this ordinary resolution

4.     Authorize the Directors for the time being of             Mgmt          For                            For
       the Company, from time to time, to offer and
       to grant to Mr. Charlie Espinola Oropeza, a
       Director of the Company and the Group Managing
       Director of Hong Leong Assurance Berhad, a
       wholly-owned subsidiary of the Company, options
       to subscribe for/purchase such number of ordinary
       shares of MYR 1.00 each of the Company under
       the Executive Share Option Scheme [Scheme]
       of the Company as they shall deem fit provided
       that: (i) not more than 50% of the maximum
       aggregate, as specified in the Bye-Laws of
       the Scheme, are allotted in aggregate to eligible
       Executives who are the Directors and Senior
       Management of the Company and its subsidiaries;
       and (ii) not more than 10% of the maximum aggregate,
       as specified in the Bye-Laws of the Scheme,
       are allotted to any eligible Executives who,
       either singly or collectively through his/her
       associates, holds 20% or more of the issued
       and paid-up ordinary share capital of the Company;
       subject always to such terms and conditions
       and/or any adjustments which may be made in
       accordance with the provisions of the Bye-Laws
       of the Scheme

S.1    Approve the deletions, alterations, modifications,        Mgmt          For                            For
       variations and additions to the Articles of
       Association of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 HONG LEONG FINANCIAL GROUP BHD                                                              Agenda Number:  701726119
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36592106
    Meeting Type:  AGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  MYL1082OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To lay before the meeting the audited financial           Non-Voting    No vote
       statements together with the reports of the
       Directors and the Auditors thereon for the
       YE 30 JUN 2008

1.     Approve the payment of Directors' fees of MYR             Mgmt          For                            For
       325,000 for the YE 30 JUN 2008, to be divided
       amongst the Directors in such manner as the
       Directors may determine

2.     Re-elect the retiring Director Mr. Choong Yee             Mgmt          For                            For
       How

3.     Re-elect the retiring Director Mr. Quek Kon               Mgmt          For                            For
       Sean

4.     Re-elect Mr. YBhg Dato' Haji Kamarulzaman bin             Mgmt          For                            For
       Mohammed as a Director of the Company who retires
       in compliance with Section 129 of the Companies
       Act, 1965 to hold office until the conclusion
       of the next AGM

5.     Re-elect YBhg General (Rtd) Tan Sri (Dr) Hashim           Mgmt          For                            For
       bin Mohd Ali as a Director of the Company who
       retires in compliance with Section 129 of the
       Companies Act, 1965 to hold office until the
       conclusion of the next AGM

6.     Re-elect Mr. YBhg Tan Sri Dato' Seri Khalid               Mgmt          For                            For
       Ahmad bin Sulaiman as a Director of the Company
       who retires in compliance with Section 129
       of the Companies Act, 1965 to hold office until
       the conclusion of the next AGM

7.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company and authorize the
       Directors to fix their remuneration

8.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to issue shares
       in the Company, at any time and upon such terms
       and conditions and for such purposes as the
       Directors may, in their absolute discretion,
       deem fit, provided that the aggregate number
       of shares issued pursuant to this resolution
       in any one FY does not exceed 10% of the issued
       capital of the Company for the time being and
       to obtain approval for the listing of and quotation
       for the additional shares so issued on Bursa
       Malaysia Securities Berhad; [Authority expires
       at the conclusion of the next AGM of the Company]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 HOTAI MOTOR CO LTD                                                                          Agenda Number:  701972526
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y37225102
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002207008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations and financial statements     Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    The revision to the rules of the Board Meeting            Non-Voting    No vote

A.5    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.5    Other discussions                                         Mgmt          Against                        Against

B.6    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 HOTEL SHILLA CO LTD, SEOUL                                                                  Agenda Number:  701820183
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3723W102
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7008770000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect 2 outside Directors                                 Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

5.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HOUSING & CONSTRUCTION HOLDING CO LTD                                                       Agenda Number:  701772229
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5313B102
    Meeting Type:  OGM
    Meeting Date:  23-Dec-2008
          Ticker:
            ISIN:  IL0010819428
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS AN MIX. THANK YOU.               Non-Voting    No vote

1.     Discussion of the financial statements and the            Non-Voting    No vote
       Directors' report for the year 2007

2.1    Re-appoint Mr. Ravit Barniv as a Director, the            Mgmt          For                            For
       External Directors continue in office by provision
       of law: the resolution includes approval of
       payment of annual remuneration and meeting
       attendance fees in the maximum amount permitted
       by law in respect of external Directors; and
       continuation of D&O insurance cover, exemption
       and indemnity

2.2    Re-appoint Mr. Ephrat Peled as a Director, the            Mgmt          For                            For
       External Directors continue in office by provision
       of law: the resolution includes approval of
       payment of annual remuneration and meeting
       attendance fees in the maximum amount permitted
       by law in respect of external Directors; and
       continuation of D&O insurance cover, exemption
       and indemnity

2.3    Re-appoint Mr. Irit Isaacson as a Director,               Mgmt          For                            For
       the External Directors continue in office by
       provision of law: the resolution includes approval
       of payment of annual remuneration and meeting
       attendance fees in the maximum amount permitted
       by law in respect of external Directors; and
       continuation of D&O insurance cover, exemption
       and indemnity

2.4    Re-appoint Mr. Nir Zichlinski as a Director,              Mgmt          For                            For
       the External Directors continue in office by
       provision of law: the resolution includes approval
       of payment of annual remuneration and meeting
       attendance fees in the maximum amount permitted
       by law in respect of external Directors; and
       continuation of D&O insurance cover, exemption
       and indemnity

2.5    Re-appoint Mr. Iris Dror as a Director, the               Mgmt          For                            For
       External Directors continue in office by provision
       of law: the resolution includes approval of
       payment of annual remuneration and meeting
       attendance fees in the maximum amount permitted
       by law in respect of external Directors; and
       continuation of D&O insurance cover, exemption
       and indemnity

2.6    Re-appoint Mr. Shmuel Berkovitz as a Director,            Mgmt          For                            For
       the External Directors continue in office by
       provision of law: the resolution includes approval
       of payment of annual remuneration and meeting
       attendance fees in the maximum amount permitted
       by law in respect of external Directors; and
       continuation of D&O insurance cover, exemption
       and indemnity

2.7    Re-appoint Mr. Tal Atzmon as a Director, the              Mgmt          For                            For
       External Directors continue in office by provision
       of law: the resolution includes approval of
       payment of annual remuneration and meeting
       attendance fees in the maximum amount permitted
       by law in respect of external Directors; and
       continuation of D&O insurance cover, exemption
       and indemnity

3.     Re-appoint the accountant-Auditors and authorize          Mgmt          For                            For
       the Board to fix their remuneration

4.     Approve the change of name to Shikun & Binui              Mgmt          For                            For
       Limited or such similar name




--------------------------------------------------------------------------------------------------------------------------
 HOUSING DEVELOPMENT & INFRASTRUCTURE LTD.                                                   Agenda Number:  701657186
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3722J102
    Meeting Type:  AGM
    Meeting Date:  21-Jul-2008
          Ticker:
            ISIN:  INE191I01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited profit and loss account of              Mgmt          For                            For
       the Company for the YE on 31 MAR 2008, the
       balance sheet as at date together with the
       report of the Auditor's and Directors' thereon

2.     Approve to confirm Interim Dividend already               Mgmt          For                            For
       paid and declare a final dividend on equity
       shares

3.     Re-appoint Mr. Satya Pal Talwar as a Director,            Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Lalit Mohan Mehta as a Director,           Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Shyam Sunder Dawra as a Director,          Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Mr. Sunil Behari Mathur as a Director,         Mgmt          For                            For
       who retires by rotation

7.     Appoint M/s. Thar & Co, Chartered Accountants,            Mgmt          For                            For
       Mumbai as the Statutory Auditors of the Company
       to hold office from the conclusion of this
       meeting until the conclusion of the next AGM
       and approve to fix their remuneration

8.     Appoint Mr. Ramesh Chander Kapoor as a Director           Mgmt          For                            For
       of the Company, liable to retire by rotation

9.     Appoint Mr. Raj Kumar Aggarwal as a Director              Mgmt          For                            For
       of the Company, liable to retire by rotation

S.10   Amend, pursuant to Section 31 of the Companies            Mgmt          For                            For
       Act, 1956 and other applicable provisions,
       if any and pursuant to the guidelines issued
       by Securities and Exchange Board of India under
       SEBI [disclosure and investor protection] Guidelines,
       2000, and subject to the approval of the shareholders,
       the Articles of Association of the Company
       by insertion of the New Article No. 7A immediately
       after the existing Article No.7, as specified;
       and authorize Mr. Rakesh Kumar Wadhawan as
       a Executive Chairman, Mr. Sarang Wadhawan,
       as a Managing Director and Mr. Darshan D. Majmudar,
       as a Company Secretary of the Company to sign
       and file all such forms, documents or papers
       with the Registrar of Companies, Mumbai and
       other concerned authorities as may be required
       for registration of alteration in Articles
       of Association of the Company

11.    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the applicable provisions to the
       Companies Act, 1956 and Article 7A of Articles
       of Association of the Company and such other
       approvals, permissions and sanctions as may
       be necessary and subject to such terms, conditions
       and variations as may be specified; to accept,
       if it thinks fit, to capitalize a sum not exceed
       INR 61,22,05,950 out of the amount standing
       to the credit of the Reserves and Surplus Account
       as per the Audited Accounts for the FYE 31
       MAR 2008 available for the purpose of capitalization
       and set free for the distribution amongst shareholders
       whose names appear the register of Members
       of the Company on such date as may fixed by
       the Board in that behalf towards payment in
       full of up to 6,12,20,595 Equity Shares of
       the Company of face value of INR 10 each out
       of the unissued authorized Equity Share Capital
       of the Company and that such Bonus Equity Shares
       be credited as fully paid up and allotted to
       such persons respectively in proportion of
       2 Bonus Equity Shares for every 7 Equity Shares
       held by such persons on record date and that
       the Bonus Equity Shares so allotted shall be
       treated for all purposes as an increase in
       the nominal capital amount in the capital of
       the Company held by each such Member and not
       as income and that the Bonus Equity Shares
       be issued allotted, inter a on the following
       terms and conditions, as specified no bonus
       shares be issued to the Members in respect
       of their respective fractional entitlements,
       if any, the Board of Directors of the Company
       stead consolidate all such fractional entitlements
       and there upon issue and allot Bonus shares
       in lieu thereof to any Directors or officers
       of the Company who shall hold the shares in
       trust on behalf of the Members entitled to
       the fractional entitlements with the express
       understanding that such Directors or officers
       shall sell the same at such times and at such
       prices, as net sale proceeds thereof, whereupon
       the Company shall distribute such net sale
       proceeds to the Members in proportion to their
       respective fractional entitlements; for the
       purpose of giving effect to these resolutions
       and for removal of any difficulty or doubt,
       the Board of Directors term shall be deemed
       to include Committee thereof] to do all such
       acts, deeds, matters and things as may its
       sole and absolute discretion, deem necessary,
       expedient, usual or proper and to settle any
       occasion, doubt or difficulty that may arise
       with regard to the issue and allotment of Bonus
       Shares as aforesaid or any other matter incidental
       or consequential thereto

S.12   Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       provision of Section 198, 309, & 310 read with
       Schedule XIII and all other applicable provisions,
       if any of the Companies Act, 1956 for making
       payment of Commission up to 1% of the net profit
       to Non Executive Directors of the Company subject
       to maximum amount of INR 1,50,00,000, annually,
       for 3 FY's commencing from 2008-09 i.e., is
       up to FY 2010-11




--------------------------------------------------------------------------------------------------------------------------
 HOUSING DEVELOPMENT & INFRASTRUCTURE LTD.                                                   Agenda Number:  701973516
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3722J102
    Meeting Type:  EGM
    Meeting Date:  17-Jun-2009
          Ticker:
            ISIN:  INE191I01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board, pursuant to the provisions           Mgmt          For                            For
       of Section 81(1A) and other applicable provisions,
       if any, of the Companies Act, 1956 [including
       any amendments thereto or re-enactment thereof
       [the Companies Act], the provisions of Chapter
       XIII-A 'Guidelines for Qualified Institutions
       Placement' of SEBI [Disclosure & Investor Protection]
       Guidelines, 2000, as amended from time to time,
       [the SEBI DIP Guidelines], the provisions of
       the Foreign Exchange Management Act, 2000 [FEMA],
       Foreign Exchange Management [Transfer or Issue
       of Security by a Person resident outside India]
       Regulations, 2000, as amended from time to
       time, and such other statues, notifications,
       clarifications, circulars:, rules and regulations
       as may be applicable and relevant, as amended
       from time to time and issued by the Government
       of India [the GOI], the Reserve Bank of India
       [the RBI], the Foreign Investment Promotion
       Board [the FIPB], the Securities and Exchange
       Board of India [the SEBI], Stock Exchanges
       and any other appropriate authorities, institutions
       or bodies, as may be applicable and the enabling
       provisions of the Listing Agreements entered
       into by the Company with the stock exchanges
       on which the equity shares of the Company are
       listed [the Listing Agreements] and Memorandum
       and Articles of Association of the Company,
       and subject to such approvals, consents, permissions
       and sanctions, if any, of the GOI, RBI, FIPB,
       SEBI, Stock Exchanges and any other appropriate
       authorities, institutions or bodies, as may
       be necessary and subject to such conditions
       as may be prescribed/ stipulated by any of
       them while granting such approvals, consents,
       permissions and sanctions which may be agreed/accepted
       to by the Board of Directors of the Company
       [hereinafter referred to as the Board which
       shall be deemed to include any committee thereof,
       constituted or to be constituted to exercise
       its powers], in its absolute discretion, to
       create, offer, issue and allot, in 1 or more
       tranches, equity shares [hereinafter referred
       to as Specified Securities within the meaning
       of SEBI DIP Guidelines] for an amount up to
       USD 600 Million or its Indian Rupee equivalent,
       inclusive of such premium, as may be finalized
       by the Board, to qualified institutional buyers
       as defined in the SEBI DIP Guidelines [the
       QIBs], pursuant to the qualified institutions
       placement at such price being not less than
       the price determined in accordance with the
       SEBI DIP Guidelines and such issue and allotment
       to be made on such terms and conditions as
       may be decided by the Board at the time of
       issue or allotment of the Specified Securities;
       approve, the relevant date for the purpose
       of pricing of the Specified Securities proposed
       to be issued in accordance with SEBI DIP Guidelines,
       shall be the date of the meeting in which the
       Board [which expression includes any Committee
       thereof constituted or to be constituted to
       exercise its powers] decides to open the issue
       of the Specified Securities, subsequent to
       the receipt of shareholders' approval in terms
       of Section 81(1A) and other applicable provisions,
       if any, of the Companies Act,1956 and other
       applicable laws, regulations and guidelines
       in relation to the proposed issue of the Specified
       Securities, through a qualified institutions
       placement in accordance with Chapter XIII-A
       of the SEBI DIP Guidelines as mentioned in
       the resolution above; approve the issue to
       the holders of the Specified Securities shall
       be, inter alia, subject to the following terms
       and conditions: i] the Specified Securities
       to be so created, offered, issued and allotted
       shall be subject to the provisions of the Memorandum
       and Articles of Association of the Company;
       and ii) the equity shares proposed to be issued
       through the qualified institutions placement
       in accordance with the SEBI DIP Guidelines,
       shall rank pari-passu with the then existing
       equity shares of the Company in all respects
       including dividend; approve, without prejudice
       to the generality of the above, subject to
       applicable laws, approval, consents, permissions,
       if any, of any governmental body, authority
       or regulatory institution including any conditions
       as may be prescribed/stipulated in granting
       such approval or permissions by such governmental
       authority or regulatory institution, the aforesaid
       Specified Securities may have such features
       and attributes or any terms or combination
       of terms that provide for the tradability and
       free transferability thereof in accordance
       with the prevailing practices in the capital
       markets including but not limited to the terms
       and conditions for issue of additional Specified
       Securities and the Board subject to applicable
       laws, regulations and guidelines, be in its
       absolute discretion in such manner as it may
       deem fit, to dispose of such Specified Securities
       that are not subscribed; and authorize the
       Board, for the purpose of giving effect to
       the above resolutions, to do all such acts,
       deeds, matters and things including but not
       limited to finalization and approval of the
       preliminary as well as final offer documents(s),
       determining the form and manner of the issue,
       including the class of investors to whom the
       Specified Securities are to be issued and allotted,
       number of Specified Securities to be allotted,
       issue price, face value, execution of various
       transaction documents, as it may in its absolute
       discretion deem fit and to settle all questions,
       difficulties or doubts that may arise in regard
       to the issue, offer or allotment of Specified
       Securities and utilization of the issue proceeds
       as it may in its absolute discretion deem fit
       without being required to seek further consent
       or approval of the members or otherwise to
       the end and intent that the members shall be
       deemed to have given their approval thereto
       expressly by the authority of this resolution;
       to appoint such consultants, Lead Managers,
       Underwriters, Guarantors, Depositories, Custodians,
       Registrars, Stabilizing Agent, Trustees, Bankers,
       Lawyers and any other Advisors, Professionals
       and Intermediaries and all such agencies as
       may be involved or concerned in such offerings
       of Specified Securities and to remunerate them
       by way of Commission, Brokerage, fees or the
       like and to enter into and execute all contracts,
       agreements arrangements/MoUs/documents with
       such agencies as may be required or desirable
       in connection with the issue of equity shares
       including the listing of the Specified Securities,
       if any on any stock exchanges; to form a committee
       or delegate all or any of its power to any
       Committee of Directors of the Company to give
       effect to the aforesaid resolutions and is
       authorized to take such steps and to do all
       such acts, deeds, matters and things and accept
       any alterations or modification(s) as they
       may deem fit and proper and give such directions
       as may be necessary to settle any question
       or difficulty that may arise in regard to issue
       and allotment of equity shares including but
       not limited to: a) approving the offer document
       and filing the same with any authority or persons
       as may be required; b) approving the issue
       price, the number of equity shares to be allotted,
       the basis of allocation and allotment of equity
       shares; c) to affix the Common Seal of the
       Company on any agreement(s)/ documents as may
       be required to be executed in connection with
       the above, in the presence of any Director
       of the Company and persons authorized who shall
       sign the same in token thereof; d) arranging
       the delivery and execution of all contracts,
       agreements and all other documents

       .....CONTD deeds, and instruments as may be               Non-Voting    No vote
       required or desirable in connection with the
       issue of equity shares by the Company; e) taking
       decision to open the issue, decide bid opening
       and closing date; f) opening such banks accounts
       and demat accounts as may be required for the
       transaction; g) to do all such acts, deeds,
       matters and things and execute all such other
       documents and pay all such fees, as it may,
       in its absolute discretion, deem necessary
       or desirable for the purpose of the transactions;
       h) to make all such necessary applications
       with the appropriate authorities and make the
       necessary regulatory filings in this regard;
       i) making applications for listing of the equity
       shares of the Company on one or more stock
       exchange(s) and to execute and to deliver or
       arrange the delivery of the listing agreement(s)
       or equivalent documentation to the concerned
       stock exchange(s); and j) to authorize or delegate
       all or any of the powers herein above conferred
       to any or more persons, if need be

2.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as Board which term
       shall be deemed to include any Committee constituted/to
       be constituted by the Board to exercise its
       powers conferred by this resolution], pursuant
       to Section 81(1A) and all other applicable
       provisions, if any, of the Companies Act, 1956
       [including any statutory modification(s) or
       re-enactment thereof, for the time being in
       force] and pursuant to the provisions of Chapter
       XIII of the Securities and Exchange Board of
       India [Disclosure and Investor Protection]
       Guidelines, 2000, as amended [the SEBI DIP
       Guidelines] read with the enabling provisions
       of the Memorandum and Articles of Association
       of the Company], Listing Agreement entered
       into with the Stock Exchange(s) and subject
       to such approvals, consents, permissions and
       sanctions of all appropriate and/or concerned
       authorities and departments, if any, and subject
       to such conditions and modifications as may
       be prescribed by any of them in granting such
       approvals, to offer, issue, allot and deliver
       26,000,000 warrants on preferential basis to
       Mr. Rakesh Kumar Wadhawan, Executive Chairman
       and the Promoter of the Company for cash which
       shall upon conversion rank pari passu with
       the existing equity shares of the Company,
       in such form and manner and upon such terms
       and conditions as the Board may in its absolute
       discretion deem fit, at a price not less than
       the price as on "Relevant Date" determined
       based on the provisions of Clause 13.1.1 of
       SEBI [Disclosure and Investor Protection] Guidelines,
       2000; approve the 'Relevant Date' for the purpose
       of determining the issue price of warrants,
       in pursuance of SEBI [Disclosure and Investor
       Protection] Guidelines, 2000 will be 18 MAY
       2009; to issue the Warrants at a price [the
       Warrant Issue Price] that will be subject to
       a minimum price [the Floor Price] determined
       in accordance with Chapter XIII of the SEBI
       DIP Guidelines; the relevant date for the purpose
       of determination of the Floor Price shall be
       30 days prior to the date of EGM; however,
       in the event, the Company undertakes a qualified
       institutions placement of its equity shares
       in terms of Chapter XIIIA of the SEBI DIP Guidelines
       [the QIP] and determines the issue price of
       equity shares pursuant to such a QIP [the QIP
       Issue Price], before the issue of Warrants
       as aforesaid, then the Warrant Issue Price
       shall be the higher of the Floor Price or the
       QIP Issue Price; in the event, the QIP is not
       priced within 15 days from the date of EGM
       held to approve the aforesaid preferential
       allotment of Warrants, then the Warrant Issue
       Price shall be equal to or higher than the
       Floor Price; the aforesaid issue of Warrants
       shall be in accordance with the following terms
       and conditions: a Warrant by itself shall not
       give to a Warrant holder thereof, any rights
       of the shareholder or the debenture holder
       of the Company; in the event, the equity shares
       of the Company are either sub-divided or consolidated
       before the conversion of the Warrants into
       equity shares of the Company, then the face
       value, the number of equity shares to be acquired
       on conversion of the Warrants, and the Warrant
       Issue Price shall automatically stand adjusted
       in the same proportion, as the present value
       of the equity shares of the Company bears,
       to the newly sub-divided/consolidated equity
       shares without affecting any right or obligation
       of the said Warrant holders; and in the event,
       the Company's equity capital is affected or
       changed due to any other corporate actions
       such as a merger, demerger, consolidation of
       business, or other reorganization of the Company,
       tender offer for equity shares or sale of undertaking,
       necessary adjustments with respect to the terms
       of the aforesaid Warrants shall be made by
       the Company and such other action, as may be
       deemed necessary or appropriate by the Board
       shall be taken to reflect such corporate actions,
       including but without limitation, suitable
       adjustment of the Warrant Issue Price, subject
       to necessary approvals; and authorize the Board,
       subject to applicable statutory provisions,
       guidelines, notifications, circulars, rules
       and regulations, to decide, modify, alter and
       amend the terms of issue of the Warrants and
       the equity shares resulting from the conversion
       of such Warrants by its holders, as the Board
       may deem fit and expedient, and authorize the
       Board, to give effect to the aforesaid resolution,
       to delegate all or any of the powers or authorities
       herein conferred to any Committee of Directors
       or any Director or any Officer(s) of the Company,
       or to any advisor, consultant, agent, or intermediary
       and for the purpose of giving effect to this
       resolution, the Board acting on its own or
       through a Committee of Directors or any other
       person duly authorized in this regard by the
       Board/Committee of Directors of the Company,
       to do all such acts, deeds, matters and things
       as may be deemed necessary and to settle any
       or all questions/ matters arising with respect
       to the offer, issue and allotment [including
       deciding the terms and conditions for the same],
       execute all such deeds, documents, agreements
       and writings as it may in its absolute discretion
       deem necessary or desirable for the purpose
       of giving effect to the aforesaid resolution,
       take such further steps as are required for
       the allotment of the said Warrants to be issued
       and allotted as aforesaid, to take such other
       steps that are incidental and ancillary in
       this regard; and to do, make or accept such
       alterations, modifications; without being required
       to seek any further consent or approval of
       the Members and that they shall be deemed to
       have given their approval thereto expressly
       by the authority of this resolution




--------------------------------------------------------------------------------------------------------------------------
 HOUSING DEVELOPMENT FINANCE CORP LTD                                                        Agenda Number:  701646044
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y37246157
    Meeting Type:  AGM
    Meeting Date:  16-Jul-2008
          Ticker:
            ISIN:  INE001A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and statutory            Mgmt          For                            For
       reports

2.     Approve the dividend of INR 25.00 per share               Mgmt          For                            For

3.     Re-appoint Mr. D.M. Satwalekar as a Director              Mgmt          For                            For

4.     Re-appoint Mr. D.N. Ghosh as a Director                   Mgmt          For                            For

5.     Re-appoint Mr. R.S. Tarneja as a Director                 Mgmt          For                            For

6.     Approve Deloitte Haskins Sells as the Auditors            Mgmt          For                            For
       and authorize the Board to fix their remuneration

7.     Approve Pannell Kerr Forster as the Branch Auditors       Mgmt          For                            For
       and authorize the Board to fix their remuneration

8.     Appoint Mr. B. Jalan as a Director                        Mgmt          For                            For

9.     Approve to increase in borrowing powers to INR            Mgmt          For                            For
       1.5 Trillion

10.    Approve the reappointment and remuneration of             Mgmt          For                            For
       Mr. R.S. Karnad, Joint Managing Director

s.11   Approve the Employee Stock Option Scheme - 2008           Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ORDINARY       Non-Voting    No vote
       RESOLUTION CHANGED TO SPECIAL RESOLUTION. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 HRVATSKE TELEKOMUNIKACIJE D D                                                               Agenda Number:  701838685
--------------------------------------------------------------------------------------------------------------------------
        Security:  X33722103
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  HRHT00RA0005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       21 APR 2009 AT 15:30. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Elect the Chairman of the Meeting                         Mgmt          For                            For

2.     Approve the annual financial reports, consolidated        Mgmt          For                            For
       annual financial reports of the T-HT group
       for 2008, annual financial report on Company's
       position and operations And T-HT group for
       business year 2008, Supervisory Board report
       on conducted supervision in 2008

3.     Approve the use of profit                                 Mgmt          For                            For

4.     Approve to release the Management Board Members           Mgmt          For                            For
       for 2008

5.     Approve to release the Supervisory Board Members          Mgmt          For                            For
       for 2008

6.     Elect 2 Supervisory Board Members                         Mgmt          For                            For

7.     Authorize the Management Board to acquire Company's       Mgmt          For                            For
       shares

8.     Approve to determine the fees for the Supervisory         Mgmt          For                            For
       Board Members

9.     Appoint the Auditors                                      Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN LOCATION. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HTC CORP                                                                                    Agenda Number:  702002798
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3194T109
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002498003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 538902 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited report                                   Non-Voting    No vote

A.3    The revision to the rules of the Board meeting            Non-Voting    No vote

A.4    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 27 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, and staff bonus, proposed stock dividend:
       50 for 1,000 shares held

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

B.6    Approve the revision to the procedures of trading         Mgmt          For                            For
       derivatives

B.7    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.8    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.9    Elect Mr. Hochen Tan as a Director, Shareholder           Mgmt          For                            For
       No: D101161444

B.10   Extraordinary Motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 HUA NAN FINANCIAL HOLDING CO LTD                                                            Agenda Number:  701972588
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3813L107
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002880002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The same person or the same affiliate who intends         Non-Voting    No vote
       to prossess more than the designated rate of
       total voting shares of the same FHC report

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 0.7 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 30 for 1,000
       shares held

B.4    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 HUAKU DEVELOPMENT CO LTD                                                                    Agenda Number:  701823886
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3742X107
    Meeting Type:  AGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  TW0002548005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of the local unsecured convertible             Non-Voting    No vote
       bonds

A.4    The status of 2008 endorsement and guarantee              Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, cash dividend:      Mgmt          For                            For
       TWD 5 per share

B.3    Approve the revision to the procedures of Monetary        Mgmt          For                            For
       Loans

B.4    Approve the revision to the procedures of Endorsement     Mgmt          For                            For
       and Guarantee

B.5    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 HUANENG POWER INTERNATIONAL INC                                                             Agenda Number:  701661921
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3744A105
    Meeting Type:  EGM
    Meeting Date:  27-Aug-2008
          Ticker:
            ISIN:  CNE1000006Z4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Cao Peixi as a Director of the sixth            Mgmt          For                            For
       session of the Board of Directors of the Company

1.2    Elect Mr. Huang Jian as a Director of the sixth           Mgmt          For                            For
       session of the Board of Directors of the Company




--------------------------------------------------------------------------------------------------------------------------
 HUANENG POWER INTERNATIONAL INC                                                             Agenda Number:  701937938
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3744A105
    Meeting Type:  AGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  CNE1000006Z4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE "IN FAVOR" OR ''AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU

1.     Approve the working report from the Board of              Mgmt          For                            For
       Directors of the Company for the year 2008

2.     Approve the working report from the Supervisory           Mgmt          For                            For
       Committee of the Company for the year 2008

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company for the year 2008

4.     Approve the Profit Distribution Plan of the               Mgmt          For                            For
       Company for the year 2008

5.     Appoint the Company's Auditors for the year               Mgmt          For                            For
       2009

6.     Approve the transfer of interest in Tianjin               Mgmt          For                            For
       Yangliuqing Co-generation Limited Liability
       Company

7.     Approve the transfer of interest in Huaneng               Mgmt          For                            For
       Beijing Co-generation Limited Liability Company

S.8    Amend the Articles of Association of the Company          Mgmt          For                            For

S.9    Authorize the Company, to issue within the PRC            Mgmt          For                            For
       short-term debentures of a principal amount
       up to RMB 10 Billion [in either 1 or multiple
       tranches] within 12 months from the date on
       which shareholders' approval is obtained; (ii)
       an unconditional general mandate to be given
       to the Company's Board of Directors or any
       2 or more Directors to determine the terms
       and conditions and other relevant matters in
       relation to the respective tranches of the
       issue of short-term debentures in accordance
       with the need of the Company and the market
       conditions, including but not limited to the
       final principal amount of the short-term debentures
       to be issued and the term thereof within the
       prescribed scope as specified, the execution
       of all necessary legal documents, and the conduct
       of appropriate information disclosures




--------------------------------------------------------------------------------------------------------------------------
 HUANENG PWR INTL INC                                                                        Agenda Number:  701762177
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3744A105
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2008
          Ticker:
            ISIN:  CNE1000006Z4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

S.1    Approve the issuance of mid-term financial instruments    Mgmt          For                            For
       by the Company

2.     Approve the framework agreement on the continuing         Mgmt          For                            For
       connected transactions [for 2009] between Huaneng
       Power International Inc. and China Huaneng
       Group, the continuing connected transactions
       as contemplated thereby and the transaction
       caps thereof

3.     Approve the framework agreement on the continuing         Mgmt          For                            For
       connected transactions [for years 2009 to 2011]
       between Huaneng Power International Inc. and
       China Huaneng Finance Corporation Limited,
       the continuing connected transactions as contemplated
       thereby and the transaction caps thereof




--------------------------------------------------------------------------------------------------------------------------
 HULAMIN LTD                                                                                 Agenda Number:  701855629
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5984L102
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  ZAE000096210
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements of the              Mgmt          For                            For
       Company for the YE 31 DEC 2008 including the
       reports of the Directors and the Independent
       Auditors contained therein

2.     Approve to confirm the appointment of the Auditors,       Mgmt          For                            For
       PricewaterhouseCoopers and to appoint Mr. H.
       Ramsumer as the designated Auditor to hold
       office for the ensuing year

3.     Authorize the Audit Committee to approve the              Mgmt          For                            For
       Auditors' remuneration

4.1    Re-elect Mr. T.P. Leeuw as a Director, who retire         Mgmt          For                            For
       by rotation in accordance with Articles 77
       and 78 of the Company's Articles of Association
       [the Articles]

4.2    Re-elect Mr. J.B. Magwaza as a Director, who              Mgmt          For                            For
       retire by rotation in accordance with Articles
       77 and 78 of the Company's Articles of Association
       [the Articles]

4.3    Re-elect Mr. M.E. Mkwanazi as a Director, who             Mgmt          For                            For
       retire by rotation in accordance with Articles
       77 and 78 of the Company's Articles of Association
       [the Articles]

4.4    Re-elect Mr. S.P. Ngwenya as a Director, who              Mgmt          For                            For
       retire by rotation in accordance with Articles
       77 and 78 of the Company's Articles of Association
       [the Articles]

5.1O1  Approve to place 5 million ordinary shares under          Mgmt          For                            For
       the control of the Directors of the Company
       and authorize the Board of Directors to allot
       and issue those shares in terms of the HSAR
       Scheme, the HLTIP Scheme and the HDBP Scheme

5.2O2  Approve the proposed fees, as specified , payable         Mgmt          For                            For
       to Non-Executive Directors for their services
       as Directors on the Board and on Board Committees
       for the 12 month period commencing 01 MAY 2009,
       as recommended by the Remuneration and Nomination
       Committee and the Board

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 HURRIYET GAZETE                                                                             Agenda Number:  701824270
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5316N103
    Meeting Type:  EGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  TRAHURGZ91D9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Approve the forming of Presidency Board                   Mgmt          No Action

2.     Authorize the Board of Presidency to sign the             Mgmt          No Action
       minutes of the meeting

3.     Authorize the Board of Directors, within the              Mgmt          No Action
       item 30 of the Articles of Association to give
       the total guarantee such as mortgage, pledge
       for the benefit of the third parties with the
       rate of 50% of the total actives announced
       in the last balance sheet for the accounting
       period 01 JAN 2008 and 30 SEP 2008

4.     Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 HURRIYET GAZETE                                                                             Agenda Number:  701979277
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5316N103
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2009
          Ticker:
            ISIN:  TRAHURGZ91D9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Approve the forming of the Presidency Board               Mgmt          No Action

2.     Authorize the Board of Presidency to sign the             Mgmt          No Action
       minutes of the meeting

3.     Receive the reports of the Board of Directors,            Mgmt          No Action
       Auditors and Independent Auditor

4.     Approve the release of the Board Members and              Mgmt          No Action
       Auditors

5.     Approve the dividend distribution for year 2008           Mgmt          No Action

6.     Elect the Board members                                   Mgmt          No Action

7.     Elect the Auditors                                        Mgmt          No Action

8.     Approve to determine the wages of the Board               Mgmt          No Action
       Members and the Auditors

9.     Approve the Independent Audit firm                        Mgmt          No Action

10.    Approve the Board Members of item 30 of Articles          Mgmt          No Action
       of Association

11.    Approve the Board Members of item 12 of Articles          Mgmt          No Action
       of Association

12.    Approve the Board Members according to the items          Mgmt          No Action
       334 and 335 of the Turkish Commercial Code

13.    Approve the dividend distribution policy                  Mgmt          No Action

14.    Approve the donations made on year 2008                   Mgmt          No Action

15.    Approve the completion of reserves remained               Mgmt          No Action
       from dividend of 2005

16.    Approve to inform about serial 4 item 41 number           Mgmt          No Action
       5 of CMB

17.    Approve the information policy of the Company             Mgmt          No Action

18.    Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 HWANGE COLLIERY COMPANY                                                                     Agenda Number:  702006998
--------------------------------------------------------------------------------------------------------------------------
        Security:  V4290L100
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  ZW0009011934
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.1    Re-elect T. Savanhu as a Director                         Mgmt          For                            For

2.2    Re elect F. Moyo as a Director                            Mgmt          For                            For

2.3    Re elect S.I. Mutumbwa as a Director                      Mgmt          For                            For

3.     Approve the Directors fees                                Mgmt          For                            For

4.     Approve the Auditors remuneration                         Mgmt          For                            For

5.     Elect the Auditors for the ensuing year                   Mgmt          For                            For

6.     Approve the nominal value of the share capital            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYDRO OGK OJSC                                                                              Agenda Number:  701949399
--------------------------------------------------------------------------------------------------------------------------
        Security:  X34577100
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  RU000A0JPKH7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, balance sheet, profit          Mgmt          For                            For
       and loss statement for the year 2008 and profit
       and loss distribution and non payment of dividends
       for the year 2008

2.     Approve the External Auditor                              Mgmt          For                            For

3.     Approve the remuneration and compensation to              Mgmt          For                            For
       be paid to the Members of the Board of Directors

4.     Approve the increase of the Charter capital               Mgmt          For                            For
       of the Company by additional share issue

5.     Elect the Board of Directors                              Mgmt          For                            For

6.     Elect the Audit Commission                                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYNIX SEMICONDUCTOR INC                                                                     Agenda Number:  701834928
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3817W109
    Meeting Type:  AGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  KR7000660001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the change of Articles of Incorporation           Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Audit Committee Member who is an External       Mgmt          For                            For
       Director

5.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYOSUNG CORPORATION, SEOUL                                                                  Agenda Number:  701818912
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3818Y120
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7004800009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve appropriation of income and dividend              Mgmt          For                            For
       of KRW 750 per share

2.     Elect the Directors: 1 Executive Director, Non-Executive  Mgmt          For                            For
       Director [Outside Director]

3.     Elect the Audit Committee Member [Outsider Director]      Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF SHARE VALUE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HYPROP INVESTMENTS                                                                          Agenda Number:  701956712
--------------------------------------------------------------------------------------------------------------------------
        Security:  S3723HAA0
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  ZAE000003430
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Directors of the Company's in               Mgmt          For                            For
       terms of the Articles of Association, until
       this authority lapses at the next AGM of the
       Company unless it is then renewed at the next
       AGM of the Company and provided that this authority
       shall not extend beyond 15 months, to enable
       the Company or any subsidiary of the Company
       to acquire combined units of the Company subject
       to the Listings Requirements of the JSE Ltd
       and the Companies Act, 61 of 1973, as amended,
       on the following bases, the number of combined
       units which may be acquired pursuant to this
       authority in any one FY [which commenced 01
       JAN 2009] may not in the aggregate exceed 20%
       [or 10% where the acquisitions are effected
       by a subsidiary] of the Company's share capital
       as at the date of this notice of the AGM

2.O.1  Adopt the annual financial statements of the              Mgmt          For                            For
       Company for the YE 31 DEC 2008

3.O.2  Re-elect Ms. Aitken as a Director of the Company,         Mgmt          For                            For
       who retires by the rotation in terms of the
       Company's Articles of Association

4.O.3  Re-elect Mr. W. E Cesman as a Director of the             Mgmt          For                            For
       Company, who retires by the rotation in terms
       of the Company's Articles of Association

5.O.4  Re-elect Mr. S. Shaw-Taylor as a Director of              Mgmt          For                            For
       the Company, who retires by the rotation in
       terms of the Company's Articles of Association

6.O.5  Re-elect Mr. LI Weil as a Director of the Company,        Mgmt          For                            For
       who retires by the rotation in terms of the
       Company's Articles of Association

7.O.6  Re-appoint Grant Thornton as the Auditors of              Mgmt          For                            For
       the Company

8.O.7  Approve that all authorized but unissued combined         Mgmt          For                            For
       units of the Company be placed under the control
       of the Directors of the Company until the next
       AGM, with the authority to allot and issue
       all or part thereof in their discretion, subject
       to Sections 221 and 222 of the Companies Act,
       1973, as amended, and the Listings Requirements
       of the JSE Ltd

9.O.8  Authorize the Directors of the Company, pursuant          Mgmt          For                            For
       to the Articles of Association of the Company,
       until this authority lapses at the next AGM
       of the Company, provided that this authority
       shall not extend beyond 15 months, to allot
       and issue combined units for cash subject to
       the Listings Requirements of the JSE Ltd and
       the Companies Act, 61 of 1973, on the following
       bases, the number of combined units issued
       for cash shall not in the aggregate in  the
       FY of the Company [which commenced 01 JAN 2009]
       exceed 5% of the Company's issued combined
       units

10.O9  Approve the Non-Executive Directors remuneration          Mgmt          For                            For
       proposed for the YE 31 DEC 2009 as specified,
       is approved, the Board Chairman ZAR 165,000
       pa, the Non-Executive Directors ZAR 135,000
       pa, Audit Committee Chairman ZAR 80,000 pa,
       Audit Committee Member ZAR 65,000 pa, remuneration
       Committee Member ZAR 10,000 pa and the Nomination
       Committee Member ZAR 10,000 pa

11O10  Authorize the Director of the Company or the              Mgmt          For                            For
       Company Secretary to sign all such documents
       and do all such things as may be necessary
       for or incidental to the implementation of
       Ordinary Resolutions 1, 2, 3, 4, 5, 6, 7, 8,
       9 and Special Resolution 1, which are passed
       by the unitholders with and subject to the
       terms thereof

       Transact other business                                   Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF NON-NUMBERED AND NON-VOTABLE RESOLUTION.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI DEPARTMENT STORE CO LTD, SEOUL                                                      Agenda Number:  701821250
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38306109
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7069960003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Auditor Committee                               Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI DEVELOPMENT CO - ENGINEERING & CONSTRUCTION, SEOUL                                  Agenda Number:  701826779
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38397108
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7012630000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors : Directors [2], Outside              Mgmt          For                            For
       Directors [2]

4.     Elect an Auditor Committee Member: Outside Directors      Mgmt          For                            For
       [2]

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI ENGINEERING AND CONSTRUCTION CO LTD, SEOUL                                          Agenda Number:  701823949
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38382100
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2009
          Ticker:
            ISIN:  KR7000720003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the 3 Directors and 4 Outside Directors             Mgmt          For                            For

4.     Elect 4 Auditor Committee Members                         Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI FIRE & MARINE INSURANCE CO LTD, SEOUL                                               Agenda Number:  701967157
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3842K104
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  KR7001450006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IN THE KOREAN MARKET, THE VOTE OPTION OF "ABSTAIN"        Non-Voting    No vote
       IS DETERMINED TO BE ACCEPTABLE OR NOT IN ACCORDANCE
       WITH THE LOCAL SUB CUSTODIAN'S REGULATIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO SEE IF THE RECIPIENT OF YOUR VOTING INSTRUCTIONS
       WILL TREAT "ABSTAIN" AS A VALID VOTE OPTION.
       THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial Amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Auditor Committee Member [1] and Outside        Mgmt          For                            For
       Director [1]

4.     Elect the Auditor Committee Member as the Directors       Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI HEAVY INDUSTRIES CO LTD, ULSAN                                                      Agenda Number:  701819015
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3838M106
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7009540006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Audit Committee Member                          Mgmt          For                            For

5.     Approve the limit of remuneration for the Director        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MERCHANT MARINE CO LTD, SEOUL                                                       Agenda Number:  701846341
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3843P102
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7011200003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect 1 Director                                          Mgmt          For                            For

4.     Elect 1 Outside Director                                  Mgmt          For                            For

5.     Elect 1 Auditor Committee Member                          Mgmt          For                            For

6.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MIPO DOCKYARD CO LTD, ULSAN                                                         Agenda Number:  701819899
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3844T103
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7010620003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Auditor Committee Member                        Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MOBIS, SEOUL                                                                        Agenda Number:  701758142
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3849A109
    Meeting Type:  EGM
    Meeting Date:  17-Dec-2008
          Ticker:
            ISIN:  KR7012330007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the Merger and Acquisition                        Mgmt          For                            For

       PLEASE NOTE THAT THIS RESOLUTION CARRIES A DISSIDENT'S    Non-Voting    No vote
       RIGHT. PURSUANT TO THE PROVISIONS OF THE COMMERCIAL
       ACT [ARTICLE 522-3] AND THE SECURITIES ACT
       [ARTICLE 191], IF A SHAREHOLDER WANTS TO OPPOSE
       THE RESOLUTION, THE SHAREHOLDER MUST SUBMIT
       HIS/HER OPPOSITION TO THE COMPANY BEFORE THE
       MEETING. HE/SHE MAY DEMAND IN WRITING THAT
       THE COMPANY PURCHASE HIS/HER SHARES, WITH THE
       CLASS AND NUMBER OF SUCH SHARES SPECIFIED IN
       THE WRITTEN DEMAND, WITHIN TWENTY DAYS AFTER
       THE GENERAL MEETING HAS ADOPTED THE RESOLUTION.
       THE COMPANY SHALL PURCHASE THE SHARES CONCERNED
       WITHIN ONE MONTH AFTER THE EXPIRATION OF THE
       PERIOD FOR DEMAND FOR PURCHASE. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ADDITIONAL INFORMATION. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MOBIS, SEOUL                                                                        Agenda Number:  701824256
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3849A109
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7012330007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the change of the Articles of Incorporation       Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Audit Committee Member                          Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MOBIS, SEOUL                                                                        Agenda Number:  701884163
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3849A109
    Meeting Type:  EGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  KR7012330007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the merger contract of Hyundai autonet            Mgmt          For                            For
       and acquisition




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MTR CO                                                                              Agenda Number:  701802767
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38472109
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7005380001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Auditor Committee Member                        Mgmt          For                            For

4.     Approve the limit of remuneration for Directors           Mgmt          For                            For

5.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MTR CO                                                                              Agenda Number:  701828797
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38472224
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7005382007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 531463 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED. THANK YOU.

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     Approval of financial statements                          Non-Voting    No vote

2.     Election of Director                                      Non-Voting    No vote

3.     Election of Audit Committee Member                        Non-Voting    No vote

4.     Approval of remuneration limit for the Director           Non-Voting    No vote

5.     Change of the Article of Incorporation                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI SECURITIES CO LTD, SEOUL                                                            Agenda Number:  701950405
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3850E107
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7003450004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR KOREAN MEETING.

1.     Approve the financial statement: expected cash            Mgmt          For                            For
       dividend: KRW 250 per SHS

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.1    Elect Mr. Lim Seung Chul as a Director                    Mgmt          For                            For

3.2    Elect Mr. Park Yo Chan as a Director                      Mgmt          For                            For

4.     Elect the Auditor Committee Member as Non-Outside         Mgmt          For                            For
       Directors: Mr. Lim Seung Chul

5.     Approve the limit of remuneration for Directors           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI STL CO                                                                              Agenda Number:  701805953
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38383108
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7004020004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the outside Directors as a Auditor Committee        Mgmt          For                            For
       Member

5.     Approve the limit of remuneration for Directors           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 I-FLEX SOLUTIONS LTD                                                                        Agenda Number:  701666820
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3864R102
    Meeting Type:  EGM
    Meeting Date:  11-Aug-2008
          Ticker:
            ISIN:  INE881D01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       21 of the other applicable provisions, if any,
       of the Companies Act 1956 and subject to the
       approval of the Central Government and such
       other authorities, as may be required, the
       name of the Company be change from I-Flex solutions
       limited to Oracle Financial Services Software
       Limited and that the name I-Flex solutions
       limited where ever it appears in the Memorandum
       and Articles of Association of the Company
       and other records be substituted by the new
       name Oracle Financial Services Software Limited




--------------------------------------------------------------------------------------------------------------------------
 I-FLEX SOLUTIONS LTD                                                                        Agenda Number:  701674980
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3864R102
    Meeting Type:  AGM
    Meeting Date:  22-Aug-2008
          Ticker:
            ISIN:  INE881D01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as on 31 MAR 2008, the profit and loss account
       for the YE on that date, and the reports of
       the Board of Directors and the Auditors thereon

2.     Re-appoint Mr. Y. M. Kale as a Director, who              Mgmt          For                            For
       retires by rotation

3.     Re-appoint Ms. Tarjani Vakil as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Charles Phillips as a Director,            Mgmt          For                            For
       who retires by rotation

5.     Appoint the Auditors of the Company and approve           Mgmt          For                            For
       to fix their remuneration

6.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 228 and
       other applicable provisions, if any, of the
       Companies Act, 1956, to appoint Branch Auditors
       to conduct the audit of branch office(s) of
       the Company whether existing or which may be
       opened hereafter, in India or abroad in consultation
       with the Company's Statutory Auditors, any
       person(s) qualified to act as Branch Auditors
       within the meaning of Section 228 of the Act;
       and to fix their remuneration

7.     Appoint Mr. Sergio Giacoletto Roggio as a Director        Mgmt          For                            For
       of the Company, liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 ICICI BANK LTD, VADODARA                                                                    Agenda Number:  701795013
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  OTH
    Meeting Date:  11-Feb-2009
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Appoint Mr. K. V. Kamath as a Director of the             Mgmt          For                            For
       Company, proposing him as a candidate for the
       office of Director under the provisions of
       Section 257 of the Companies Act, 1956, effective
       01 MAY 2009, who retires by rotation in accordance
       with the provisions of the Companies Act, 1956,
       and would be eligible for re-election and on
       such re-election would continue being appointed
       as the Chairman of the Board of Directors up
       to the date approved by Reserve Bank of India

2.     Approve, pursuant to the provisions of the Companies      Mgmt          For                            For
       Act, 1956, Banking Regulations Act 1949, Articles
       of Association of the Company and subject to
       the approval of Government of India and Reserve
       Bank of India and such other approvals to the
       extent required and subject to such terms and
       conditions as may be prescribed while granting
       such approvals Mr. K. V. Kamath, being appointed
       as the Non-Executive Chairman of the Company
       for a period of 5 years, effective 01 MAY 2009
       up to 30 APR 2014 be paid a remuneration of
       INR 2,000,000 per annum and be entitled to
       payment of sitting fees, maintaining of a Chairman's
       office at the Bank's expense, bearing of expenses
       by the Bank for travel on official visits and
       participation in various forums [both in India
       and abroad] as the Chairman of the Bank and
       bearing of travel/halting/other expenses and
       allowances by the Bank for attending to his
       duties as the Chairman of the Bank; and authorize
       the Board to do all such acts, deeds and things
       and to execute any documents or instruction
       etc., as may be required to give effect to
       this resolution

3.     Appoint Ms. Chanda D. Kochhar as a Director               Mgmt          For                            For
       of the Company, proposing her as a candidate
       for the office of Director under the provisions
       of Section 257 of the Companies Act, 1956,
       effective 01 APR 2009

4.     Re-appoint, pursuant to the applicable provisions         Mgmt          For                            For
       of the Companies Act, 1956, the Banking Regulations
       Act 1949, and the provisions of the Articles
       of Association of the Bank and subject to the
       approval of Reserve Bank of India, and such
       other approvals to the extent required and
       subject to such terms and conditions as may
       be prescribed while granting such approvals,
       Ms. Chanda D. Kochhar as the Joint Managing
       Director and Chief Financial Officer from 01
       APR 2009 up to 30 APR 2009 on the same terms
       including as to remuneration as at present
       and be appointed as Managing Director and Chief
       Executive Officer effective 01 MAY 2009 up
       to 31 MAR 2014 on payment of the specified
       remuneration; and authorize the Board or any
       Committee to decide the remuneration [salary,
       perquisites and bonus] payable to Ms. Chanda
       D. Kochhar, with in the terms mentioned above,
       subject to the approval of Reserve Bank of
       India, from time to time; and in the event
       of absence or inadequacy of net profit in any
       FY, the remuneration payable to Ms. Chanda
       D. Kochhar shall be governed by Section II
       of Part II of the Schedule XIII of the Companies
       Act, 1956, or any modifications thereof or
       if so permitted, by the Board of any Committee
       thereof; and that Ms. Chanda D. Kochhar shall
       not be subject to retirement by rotation during
       her tenure as the Joint Managing Director and
       Chief Financial Officer and as the Managing
       Director and Chief Executive Officer; and authorize
       the Board to do all such acts, deeds and things
       and to execute any documents or instruction
       etc., as may be required to give full effect
       to this resolution




--------------------------------------------------------------------------------------------------------------------------
 ICICI BANK LTD, VADODARA                                                                    Agenda Number:  701985674
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 31 MAR 2009 and the balance
       sheet as at that date together with the reports
       of the Directors and the Auditors

2.     Declare a dividend on preference shares                   Mgmt          For                            For

3.     Declare a dividend on equity shares                       Mgmt          For                            For

4.     Re-appoint Mr. Anupam Puri as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. M. K. Sharma as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Re-appoint Mr. P. M. Sinha as a Director, who             Mgmt          For                            For
       retires by rotation

7.     Re-appoint Mr. V. Prem Watsa as a Director,               Mgmt          For                            For
       who retires by rotation

8.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       224 and other applicable provisions, if any,
       of the Companies Act, 1956 and the Banking
       Regulation Act, 1949, BSR & Co., Chartered
       Accountants as the Statutory Auditors of the
       Company, until the conclusion of the next AGM
       of the Company, on a remuneration [including
       terms of payment] to be fixed by the Board
       of Directors of the Company, based on the remuneration
       of the Audit Committee, plus service tax and
       such other tax[es], as may be applicable, and
       reimbursement of all out-of-pocket expenses
       in connection with the audit of the accounts
       of the Company for the year ending 31 MAR 2010

9.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 228 and
       other applicable provisions, if any, of the
       Companies Act, 1956 and the Banking Regulation
       Act, 1949, to appoint Branch Auditors in consultation
       with the Statutory Auditors, to audit the accounts
       in respect of the Company's branches/offices
       in India and abroad and to fix their terms
       and conditions of appointment and remuneration,
       based on the recommendation of the Audit Committee,
       plus service tax and such other tax[es], as
       may be applicable, and reimbursement of all
       out-of-pocket expenses in connection with the
       audit of the accounts of the Branches/Offices
       in India and abroad for the year ending 31
       MAR 2010

10.    Appoint Mr. M.S. Ramachandran as a Director               Mgmt          For                            For
       of the Company, in respect of whom the Company
       has received notices in writing along with
       a deposit of INR 500 for each notice, from
       some of its Members proposing him as a candidate
       for the office of Director under the provisions
       of Section 257 of the Companies Act, 1956

11.    Appoint Mr. K. Ramkumar as a Director of the              Mgmt          For                            For
       Company, in respect of whom the Company has
       received notices in writing along with a deposit
       of INR 500 for each notice, from some of its
       Members proposing him as a candidate for the
       office of Director under the provisions of
       Section 257 of the Companies Act, 1956

12.    Appoint Mr. K. Ramkumar as a Whole time Director          Mgmt          For                            For
       of the Company, subject to the applicable provisions
       of the Companies Act, 1956, the Banking Regulation
       Act, 1949 and the provisions of the Articles
       of Association of the Company, effective 01
       FEB 2009 up to 31 JAN 2014 on payment of the
       remuneration as specified; authorize the Board
       or any Committee thereof to decide the remuneration
       [salary, perquisites and bonus] payable to
       Mr. K. Ramkumar and his designation during
       his tenure as a Whole time Director of the
       Company, within the terms mentioned as specified,
       subject to the approval of Reserve Bank of
       India where applicable, from time to time;
       that in the event of absence or inadequacy
       of net profit in any FY, the remuneration payable
       to Mr. K. Ramkumar shall be Governed by Section
       II of Part II of Schedule XIII of the Companies
       Act, 1956, or any modification(s) thereto;
       that Mr. K. Ramkumar shall not be subject to
       retirement by rotation during his tenure as
       a Whole time Director, however, in order to
       comply with the provisions of the Articles
       of Association of the Company and the Companies
       Act, 1956, he shall be liable to retire by
       rotation, if, at any time, the number of non-rotational
       Directors exceed one-third of the total number
       of Directors, shall hold his office of Whole
       time Director and the retirement by rotation
       and re-appointment shall not be deemed to constitute
       a break in his appointment as Whole time Director

13.    Appoint Mr. N. S. Kannan as a Director of the             Mgmt          For                            For
       Company, in respect of whom the Company has
       received notices in writing along with a deposit
       of INR 500 for each notice, from some of its
       Members proposing him as a candidate for the
       office of Director under the provisions of
       Section 257 of the Companies Act, 1956

14.    Appoint Mr. N. S. Kannan as a Whole time Director         Mgmt          For                            For
       of the Company, subject to the applicable provisions
       of the Companies Act, 1956, the Banking Regulation
       Act, 1949 and the provisions of the Articles
       of Association of the Company, effective 01
       MAY 2009 up to 30 APR 2014 on payment of the
       remuneration as specified; authorize the Board
       or any Committee thereof to decide the remuneration
       [salary, perquisites and bonus] payable to
       Mr. N. S. Kannan and his designation during
       his tenure as a Whole time Director of the
       Company, within the terms mentioned as specified,
       subject to the approval of Reserve Bank of
       India where applicable, from time to time;
       that in the event of absence or inadequacy
       of net profit in any FY, the remuneration payable
       to Mr. N. S. Kannan shall be Governed by Section
       II of Part II of Schedule XIII of the Companies
       Act, 1956, or any modification(s) thereto;
       that Mr. N. S. Kannan shall not be subject
       to retirement by rotation during his tenure
       as a Whole time Director, however, in order
       to comply with the provisions of the Articles
       of Association of the Company and the Companies
       Act, 1956, he shall be liable to retire by
       rotation, if, at any time, the number of non-rotational
       Directors exceed one-third of the total number
       of Directors, shall hold his office of Whole
       time Director and the retirement by rotation
       and re-appointment shall not be deemed to constitute
       a break in his appointment as Whole time Director

15.    Appoint Mr. Sandeep Bakhshi as a Director of              Mgmt          For                            For
       the Company, in respect of whom the Company
       has received notices in writing along with
       a deposit of INR 500 for each notice, from
       some of its Members proposing him as a candidate
       for the office of Director under the provisions
       of Section 257 of the Companies Act, 1956

16.    Appoint Mr. Sandeep Bakhshi as a Whole time               Mgmt          For                            For
       Director of the Company, subject to the applicable
       provisions of the Companies Act, 1956, the
       Banking Regulation Act, 1949 and the provisions
       of the Articles of Association of the Company,
       effective 01 MAY 2009 up to 30 APR 2014 on
       payment of the remuneration as specified; authorize
       the Board or any Committee thereof to decide
       the remuneration [salary, perquisites and bonus]
       payable to Mr. Sandeep Bakhshi and his designation
       during his tenure as a Whole time Director
       of the Company, within the terms mentioned
       as specified, subject to the approval of Reserve
       Bank of India where applicable, from time to
       time; that in the event of absence or inadequacy
       of net profit in any FY, the remuneration payable
       to Mr. Sandeep Bakhshi shall be Governed by
       Section II of Part II of Schedule XIII of the
       Companies Act, 1956, or any modification(s)
       thereto; that Mr. Sandeep Bakhshi shall not
       be subject to retirement by rotation during
       his tenure as a Whole time Director however,
       in order to comply with the provisions of the
       Articles of Association of the Company and
       the Companies Act, 1956, he shall be liable
       to retire by rotation, if, at any time, the
       number of non-rotational Directors exceed one-third
       of the total number of Directors, shall hold
       his office of Whole time Director and the retirement
       by rotation and re-appointment shall not be
       deemed to constitute a break in his appointment
       as Whole time Director




--------------------------------------------------------------------------------------------------------------------------
 ICICI BK LTD                                                                                Agenda Number:  701651716
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  AGM
    Meeting Date:  26-Jul-2008
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 31 MAR 2008 and the balance
       sheet as at that date together with the reports
       of the Directors and the Auditors

2.     Declare a dividend on preference shares                   Mgmt          For                            For

3.     Declare a dividend on equity shares                       Mgmt          For                            For

4.     Re-appoint Mr. Sridar Iyengar as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. T.S. Vijayan as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Re-appoint Mr. Lakshmi N. Mittal as a Director,           Mgmt          For                            For
       who retires by rotation

7.     Re-appoint Mr. Narendra Murkumbi as a Director,           Mgmt          For                            For
       who retires by rotation

8.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       224 and other applicable provisions, if any,
       of the Companies Act, 1956 and the Banking
       Regulation Act, 1949, BSR & Co., Chartered
       Accountants as the Statutory Auditors of the
       Company, until the conclusion of the next AGM
       of the Company, on a remuneration [including
       terms of payment] to be fixed by the Board
       of Directors of the Company, plus service tax
       and such other tax[es], as may be applicable,
       and reimbursement of all out-of-pocket expenses
       in connection with the audit of the accounts
       of the Company for the year ending 31 MAR 2009

9.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 228 and
       other applicable provisions, if any, of the
       Companies Act, 1956 and the Banking Regulation
       Act, 1949, to appoint Branch Auditors in consultation
       with the Statutory Auditors, to audit the accounts
       in respect of the Company's branches/offices
       in India and abroad and to fix their terms
       and conditions of appointment and remuneration,
       based on the recommendation of the Audit Committee,
       plus service tax and such other tax[es], as
       may be applicable, and reimbursement of all
       out-of-pocket expenses in connection with the
       audit of the accounts of the Branches/Offices
       in India and abroad for the year ending 31
       MAR 2009

10.    Appoint Mr. Sonjoy Chatterjee as a Director               Mgmt          For                            For
       of the Company

11.    Appoint Mr. Sonjoy Chatterjee as a whole time             Mgmt          For                            For
       Director [Designated as Executive Director
       of the Company], subject to the applicable
       provisions of the Companies Act, 1956, the
       Banking Regulation Act, 1949 and the provisions
       of the Articles of Association of the Company,
       effective 22 OCT 2007 up to 21 OCT 2012 on
       payment of the specified remuneration; authorize
       the Board or any Committee to decide the remuneration
       [salary, perquisites and bonus] payable to
       Mr. Sonjoy Chatterjee, within the terms mentioned
       above, subject to the approval of Reserve Bank
       Of India, from time to time; approve that,
       in the event of absence or inadequacy of net
       profit in any FY, the remuneration payable
       to Mr. Sonjoy Chatterjee shall be governed
       by Section II of Part II of Schedule XIII of
       the Companies Act, 1956 or any modifications(s)
       thereto; and that Mr. Sonjoy Chatterjee shall
       not be subject to retirement by rotation during
       his tenure as whole time Director; however,
       in order to comply with the provisions of the
       Articles of Association of the Company and
       the Companies Act, 1956, he shall be liable
       to retire by rotation, if, at any time, the
       number of Non-Rotational Directors exceed one-third
       of the total number of Directors; if he is
       re-appointed as a Director immediately on retirement
       by rotation, he shall continue to hold his
       office of whole time Director and the retirement
       by rotation and re-appointment shall not be
       deemed to constitute a break in his appointment
       as whole time Director




--------------------------------------------------------------------------------------------------------------------------
 IDB DEVELOPMENT CORP LTD                                                                    Agenda Number:  701608943
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2798P102
    Meeting Type:  AGM
    Meeting Date:  10-Jul-2008
          Ticker:
            ISIN:  IL0007980175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Approve the financial statements and Directors            Mgmt          For                            For
       report for the year 2007

2.1    Re-appoint Mr. N. Dankner as a Officiating Director       Mgmt          For                            For

2.2    Re-appoint Mr. A. Fisher as a Officiating Director        Mgmt          For                            For

2.3    Re-appoint Mr. R. Bisker as a Officiating Director        Mgmt          For                            For

2.4    Re-appoint Mr. A. Ben-Yosef as a Officiating              Mgmt          For                            For
       Director

2.5    Re-appoint Mr. Z. Dankner as a Officiating Director       Mgmt          For                            For

2.6    Re-appoint Mr. E. Cohen as a Officiating Director         Mgmt          For                            For

2.7    Re-appoint Mr. Z. Livnat as a Officiating Director        Mgmt          For                            For

2.8    Re-appoint Mr. D. Manor as a Officiating Director         Mgmt          For                            For

2.9    Re-appoint Mr. I. Manor as a Officiating Director         Mgmt          For                            For

2.10   Re-appoint Mr. Y. Shimmel as a Officiating Director       Mgmt          For                            For

2.11   Re-appoint Mr. I. Isakson as a Officiating Director       Mgmt          For                            For

2.12   Approve that the External Directors continue              Mgmt          For                            For
       in office by provision of Law

3.     Re-appoint the Accountants Auditors for the               Mgmt          For                            For
       year 2008 and the report of the Board as to
       their fees

4.     Approve to increase the amount of cover of the            Mgmt          For                            For
       basic and  O Insurance Policy that the Company
       is permitted to purchase to a maximum of USD
       40 million




--------------------------------------------------------------------------------------------------------------------------
 IDB DEVELOPMENT CORP LTD                                                                    Agenda Number:  701707222
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2798P102
    Meeting Type:  SGM
    Meeting Date:  28-Sep-2008
          Ticker:
            ISIN:  IL0007980175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the agreement between the Company together        Mgmt          For                            For
       with Discount Investment Co. Ltd. [controlled
       by the Company] and between GVT Antilles, a
       Company in which the Company and Discount each
       own 16.44%, GVT Holland, fully owned by GVT
       Antilles, and a Company belonging to the Swarth
       Group controlled by Mr. Saul Shani [the Purchaser],
       by which the Company and discount will each
       sell to GVT Antilles their holding in GVT Antilles
       in consideration for such amount as may be
       received by GVT Holland for the sale of part
       of its holdings in GVT Brazil, GVT Brazil is
       a public Company traded in Brazil, 22.9% of
       the shares of which are owned by GVT Holland,
       the transaction to be approved is designed
       in order to enable the Company to realize its
       indirect holding in GVT Brazil, in the frame
       of the transaction GVT Holland will sell to
       the Purchaser 5 million shares of GVT Brazil
       [3.9%] for an amount in Brazilian currency
       presently equivalent to USD 85 million; the
       consideration will be immediately transferred
       from GVT Holland to GVT Antilles and will be
       used for the purchase from each of the Company
       and of discount of 8.5% of the shares of GVT
       Antilles, GVT Holland has granted the Purchaser
       an option for the purchase of an additional
       3.6% of the shares of GVT Brazil [4,661,748
       shares] in consideration for an amount in ILS
       equal to a multiplication of the number of
       shares by the higher of 32.725 Brazilian Reals;
       or 80% of the average closing price of GVT
       Brazil shares during the preceding 30 days,
       which consideration will be transferred to
       GVT Antilles and will be used to purchase the
       balance of the holdings of the Company and
       of discount in GVT Antilles




--------------------------------------------------------------------------------------------------------------------------
 IDB DEVELOPMENT CORP LTD                                                                    Agenda Number:  701736881
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2798P102
    Meeting Type:  SGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  IL0007980175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the notification by the Company to Clal           Mgmt          For                            For
       Finance Limited that the Company agrees to
       increase the ceiling of the indemnity undertaking
       referred to below will be one half of the ceiling
       as originally fixed [NIS 167.75 million Index
       linked] with the addition of any additional
       amount that may be due after receipt of the
       compromise payment referred to below; the Company
       has no objection to a compromise agreement
       between Clal Finance Management Limited, Clal
       Finance Betuha Investments Management Limited,
       Clal Insurance Company Limited, and underwriters
       of Clal Insurance, in connection with claims
       that were submitted against Clal Finance Management
       and Clal Finance Betuha [the Clal Companies]
       by clients of those Companies [the Plaintiffs]
       relating to an investment portfolio managed
       by the Clal Companies [the Claim]




--------------------------------------------------------------------------------------------------------------------------
 IDB DEVELOPMENT CORP LTD                                                                    Agenda Number:  701779994
--------------------------------------------------------------------------------------------------------------------------
        Security:  M2798P102
    Meeting Type:  SGM
    Meeting Date:  15-Dec-2008
          Ticker:
            ISIN:  IL0007980175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the agreement between the Company together        Mgmt          For                            For
       with Discount Investment Co. (controlled by
       the Company) and between GVT Antilles, a Company
       in which the Company and Discount each own
       16.44%, GVT Holland, fully owned by GVT Antilles
       and a Swarth Group Company controlled Mr. Saul
       Shani [the Purchaser], by which the Company
       and Discount will each sell to GVT Antilles
       their holding in GVT Antilles in consideration
       for such amount as may be received by GVT Holland
       for the sale of part of its holdings in GVT
       Brazil; the GVT Brazil is a public telecommunication
       Company traded in Brazil, 22.9% owned by GVT
       Holland; the transaction to be designed in
       order to enable the Company to realize its
       indirect holding of GVT Brazil; the GVT Holland
       is to sell to the Purchaser 5 million shares
       of GVT Brazil (3.9%) for an amount equal to
       ILS 46 million; the consideration will be transferred
       from GVT Holland to GVT Antilles and will be
       used for the purchase from each of the Company
       and Discount of 8.5% of the shares of GVT Antilles,
       a similar transaction in SEP 2008 a General
       Meeting of the Company in which the consideration
       was to have been ILS 85 million, however in
       view of the subsequent global financial crisis
       the transaction was not completed and the present
       consideration is regarded as adapted to present
       market conditions




--------------------------------------------------------------------------------------------------------------------------
 IDB HOLDING CORP LTD                                                                        Agenda Number:  701611281
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5338Y111
    Meeting Type:  EGM
    Meeting Date:  10-Jul-2008
          Ticker:
            ISIN:  IL0007365799
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Approve the discussions of the financial statements       Mgmt          For                            For
       and Directors report for the year 2007

2.     Re-appoint Messrs. N. Dankner, R. Bisker, Z.              Mgmt          For                            For
       Dankner, S. Ben-Zev, Lior Hannes, E. Cohen,
       Z. Livnat, D. Manor, I. Manor, M. Rosen, Y.
       Shimmel and A. Mintkevitch as the Officiating
       Directors and the External Directors continue
       in office by provision of Law

3.     Re-appoint the Accountant Auditors for the year           Mgmt          For                            For
       2008 and approve the report of the Board as
       to their fees

4.     Approve to increase the amount of cover of the            Mgmt          For                            For
       basic D&O Insurance Policy that the Company
       is permitted to purchase to a maximum of USD
       40 Million




--------------------------------------------------------------------------------------------------------------------------
 IDB HOLDING CORP LTD                                                                        Agenda Number:  701772914
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5338Y111
    Meeting Type:  OGM
    Meeting Date:  09-Dec-2008
          Ticker:
            ISIN:  IL0007365799
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A BOND HOLDERS MEETING.          Non-Voting    No vote
       THANK YOU.

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the Hermatic Trusts (1975) Ltd., the              Mgmt          For                            For
       trustee of the Series 3 Bonds of the Company,
       should act as trustee also of the Series 1
       Bonds in place of Ubank Trust Company Ltd.,
       which has resigned due to apprehension of conflict
       of interests




--------------------------------------------------------------------------------------------------------------------------
 IDB HOLDING CORP LTD                                                                        Agenda Number:  701832809
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5338Y111
    Meeting Type:  EGM
    Meeting Date:  18-Mar-2009
          Ticker:
            ISIN:  IL0007365799
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS SGM. THANK YOU.                  Non-Voting    No vote

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the vote by the Company at a general              Mgmt          For                            For
       meeting to be convened by the subsidiary, IDB
       Development Company Limited together with Discount
       Investment Company Limited a Company controlled
       by IDB Development, for the purpose of approval
       of an agreement with GVT [Holding] N.V., a
       private Company in which Discount and Development
       each own 9.64%, Global Village Telecom [Holland]
       B.V., a fully owned subsidiary of GVT Holding
       and a Swarth Group Company, pursuant to which
       Discount and Development will sell to GVT Holding
       their holdings, in whole or in part, in two
       stages, in consideration for a net amount to
       be received from the sale by global village
       of part of its holdings in GVT [Holding] S.A.,
       a Brazil Telecommunication Company traded on
       BOVESPA, IDB requires approval of the agreement
       in order to enable it to realize its indirect
       holding in the Brazil Company, and approval
       by the meeting is requested since the majority
       of Directors of the Company or their relatives
       are Directors also of IDB Development and/or
       Discount Investments




--------------------------------------------------------------------------------------------------------------------------
 IDB HOLDING CORP LTD                                                                        Agenda Number:  701959718
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5338Y111
    Meeting Type:  SGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  IL0007365799
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the payment by the fully owned subsidiary,        Mgmt          For                            For
       IDB Development Co. Ltd., to Mr. Lior Hannes,
       who is a Director of IDB Holdings and senior
       deputy Chief Executive Officer of IDB Development,
       of an annual bonus of NIS 750,000 in respect
       of 2008 and an additional special bonus of
       NIS 1,200,000 in respect of his special efforts
       and contribution relating to the realization
       of the investment of Koor Industries Ltd.,
       controlled by IDB Holdings, in Credit Suisse




--------------------------------------------------------------------------------------------------------------------------
 IDBI BANK LTD                                                                               Agenda Number:  701650269
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40172119
    Meeting Type:  AGM
    Meeting Date:  22-Jul-2008
          Ticker:
            ISIN:  INE008A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit and loss account
       for the YE on that date together with the Director's
       report and the Auditor's report thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Appoint Shri Chandra Prakash Jain, as a Director          Mgmt          For                            For
       of IDBI Bank Limited, who has given a notice
       in writing under Section 257 of the Companies
       Act, 1956 signifying his candidature for the
       office of Director, in terms of Article 116[1][e],
       liable to retire by rotation

S.4    Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       Section 224A and other applicable provisions,
       if any, of the Companies Act, 1956, the Banking
       Regulation Act, 1949 and Memorandum and Articles
       of Association of Company, appoint the Statutory
       Auditors of the Bank for the FY 2008-2009 as
       approved by the Reserve Bank of India for such
       remuneration the Board of Directors may fix

5.     Appoint Shri Subhash Tuli as a Director of the            Mgmt          For                            For
       IDBI Bank Limited, who has given a notice in
       writing under Section 257 of the Companies
       Act, 1956 signifying his candidature for the
       office of Director, in terms of Article 116[1][e],
       liable to retire by rotation

6.     Appoint Shri Yogesh Agarwal as a Chairman and             Mgmt          For                            For
       Managing Director of the IDBI Bank Limited
       [as specified], in terms of Article 116[1][a],
       of the Article of Association

7.     Approve the nomination of Shri Arun Ramanathan            Mgmt          For                            For
       Secretary Dept, of the financial services Government
       of India as a Director of the IDBI Bank Limited
       [as specified], in terms of Article 116[1][c],
       of the Article of Association

8.     Approve the nomination of Shri Ajay Shankar,              Mgmt          For                            For
       Secretary [IPP] Government of India as a Director
       of the IDBI Bank Limited [as specified], in
       terms of Article 116[1][c], of the Article
       of Association




--------------------------------------------------------------------------------------------------------------------------
 IDEA CELLULAR LTD                                                                           Agenda Number:  701664472
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3857E100
    Meeting Type:  EGM
    Meeting Date:  30-Jul-2008
          Ticker:
            ISIN:  INE669E01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board, pursuant to Section 81[A]            Mgmt          For                            For
       and all other applicable provisions of the
       Companies Act, 1956 (including any statutory
       modification(s) or re-enactments thereof, for
       the time being in force], enabling provisions
       of the Memorandum and Articles of Association
       of the Company and subject to the provisions
       of Chapter XIII of the Securities and Exchange
       Board of India (Disclosure and Investor Protection)
       Guidelines, 2000 [DIP Guidelines] as in force
       and subject to applicable rules, regulations
       and guidelines prescribed by the Government
       of India, the Securities and Exchange Board
       of India and the Reserve Bank of India and
       the Listing Agreements entered into by the
       Company with the stock exchanges where the
       shares of the Company are listed and subject
       to such approvals, consents, permissions and
       sanctions as may be necessary of the appropriate
       authorities and subject to such conditions
       and modifications as may be prescribed or imposed
       while granting such approvals, consents, permissions
       and sanctions which may be agreed by the Board
       of Directors of the Company [to as the 'Board']
       which term shall be deemed to include any Committee
       thereof constituted or to be constituted by
       the Board, to exercise one or more of its powers
       including the powers conferred by this resolution];
       to offer, issue and allot up to 464,734,670
       Equity Shares of face value of INR 10 each
       for cash at a premium of INR 146.96 per Equity
       Shares, aggregating to INR 72,944,753,803.20,
       to TMI Mauritius Limited on a preferential
       basis, on such terms and conditions and in
       such manner as the Board may think fit, provided
       that the price of the Equity Shares so issued
       shall not be less than the price arrived at
       in accordance with Chapter XIII of the DIP
       Guidelines; approve the new Equity Shares to
       be issued and allotted in the manner aforesaid
       shall rank pan passu in all respects including
       dividend with the then existing Equity Shares
       of the Company; the Relevant Date for the purpose
       of determining the issue price under SEBI [Disclosure
       and investor Protection] Guidelines, 2000 for
       preferential issue shall be 30 JUN 2008 and
       authorize the Board for the purpose of giving
       effect to the resolution, to do all such acts,
       deeds, matters and things and accept any modifications
       as they may, in its absolute discretion, deem
       necessary and also to settle all questions,
       difficulties or doubts that may arise in respect
       of offer, issue and allotment of the said equity
       shares and also to seek listing of such shares
       at the Stock Exchanges where the existing shares
       of the Company are listed

S.2    Authorize the Board, pursuant to provisions               Mgmt          For                            For
       of Section 61 and other applicable provisions
       of the Companies Act 1956, to use/deploy unutilized
       funds out of the proceeds of Initial Public
       Offering (IPO) of its Equity Shares, which
       stood at INR 8,035.9 million as at 31 MAR 2008,
       for mergers, acquisitions and other general
       Corporate purposes, in addition to the objects
       for IPO




--------------------------------------------------------------------------------------------------------------------------
 IDEA CELLULAR LTD                                                                           Agenda Number:  701701573
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3857E100
    Meeting Type:  AGM
    Meeting Date:  29-Sep-2008
          Ticker:
            ISIN:  INE669E01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       of the Company as at 31 MAR 2008, the profit
       and loss account for the YE on that date, the
       report of the Directors and the Auditors thereon

2.     Re-appoint Mrs. Rajashree Birla as a Director             Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Mr. M.R.Prasanna as a Director who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. Arun Thiagarajan  as a Director            Mgmt          For                            For
       who retires by rotation

5.     Re-appoint, pursuant to Section 224 and other             Mgmt          For                            For
       applicable provisions, if any, of the Companies
       Act, 1956, M/s. Deloitte Haskins and Sells,
       Chartered Accountants, the retiring Auditors
       as the Statutory Auditors of the Company to
       hold office from the conclusion of this meeting
       until the conclusion of the next AGM of the
       Company at such remuneration as may be decided
       by the Board/ Audit Committee of the Board
       and approve to fix their remuneration

6.     Amend, pursuant to the provisions of Section              Mgmt          For                            For
       94 and other applicable provisions, if any
       of the Companies Act, 1956, Clause V of the
       Memorandum of Association of the Company, as
       specified

S.7    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and other applicable provisions, if any
       of the Companies Act, 1956, Article 3(a) of
       the Articles of Association of the Company,
       as specified




--------------------------------------------------------------------------------------------------------------------------
 IDEA CELLULAR LTD                                                                           Agenda Number:  701988416
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3857E100
    Meeting Type:  CRT
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  INE669E01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       arrangement embodied in the Scheme of Arrangement
       between Idea Cellular Limited and its Shareholders
       [the Scheme]




--------------------------------------------------------------------------------------------------------------------------
 IDEA CELLULAR LTD                                                                           Agenda Number:  701989367
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3857E100
    Meeting Type:  EGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  INE669E01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend, Pursuant to Section 31 and other applicable        Mgmt          For                            For
       provisions, if any, of the Companies Act, 1956,
       the existing Articles of Association of the
       Company in the manner hereunder mentioned:
       [a] the existing provisions of the Articles
       of Association of the Company, comprising Articles
       1 to 219 be classified as Part I of the Articles
       of Association of the Company; [b] the specified
       Articles may be added as Part II of the Articles
       of Association of the Company comprising new
       Articles 220 to 225, after Part I of the Articles
       of Association of the Company comprising Articles
       1 to 219, as specified




--------------------------------------------------------------------------------------------------------------------------
 IDGC HOLDING, MOSCOW                                                                        Agenda Number:  701740878
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3490A102
    Meeting Type:  EGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  RU000A0JPVJ0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the early termination of the Board of             Mgmt          For                            For
       Directors of the Company

2.     Elect the Board of Directors of the Company               Mgmt          For                            For

3.     Approve the Auditor of the Company                        Mgmt          For                            For

4.     Approve the Charter of the Company in new edition         Mgmt          For                            For

5.     Approve the Internal Regulation Documents                 Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 IDGC HOLDING, MOSCOW                                                                        Agenda Number:  701740880
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3490A110
    Meeting Type:  EGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  RU000A0JPVK8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the early termination of the Board of             Mgmt          For                            For
       Directors of the Company

2.     Elect the Board of Directors of the Company               Mgmt          For                            For

3.     Approve the Auditor of the Company                        Mgmt          For                            For

4.     Approve the Charter of the Company in New Edition         Mgmt          For                            For

5.     Approve the internal regulation documents                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 IGB CORP BERHAD                                                                             Agenda Number:  701929892
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38651108
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  MYL1597OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Audited financial statements for              Mgmt          For                            For
       the YE 31 DEC 2008 and the reports of the Directors
       and the Auditors thereon

2.     Re-elect Mr. Tan Boon Seng as a Director who              Mgmt          For                            For
       retire pursuant to Article 85 of the Company's
       Articles of Association

3.     Re-elect Mr. Pauline Tan Suat Ming as a Director          Mgmt          For                            For
       who retire pursuant to Article 85 of the Company's
       Articles of Association

4.     Re-elect Datuk Abdul Habib bin Mansur as a Directors      Mgmt          For                            For
       who retire pursuant to Article 85 of the Company's
       Articles of Association:

5.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company and authorize the
       Directors to fix their remuneration

6.     Re-appoint Tan Sri Abu Talib bin Othman as a              Mgmt          For                            For
       Director of the Company, who retires pursuant
       to Section 129(6) of the Act, to hold the office
       until the next AGM

7.     Re-appoint Tan Sri Dato' Seri Khalid Ahmad bin            Mgmt          For                            For
       Sulaiman as a Director of the Company, who
       retires pursuant to Section 129(6) of the Act,
       to hold the office until the next AGM

8.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Act, to issue shares in the Company
       from time to time and upon such terms and conditions
       and for such purposes as the Directors may
       deem fit, provided that the aggregate number
       of shares to be issued pursuant to this resolution
       does not exceed 10% of the issued share capital
       of the Company for the time being

9.     Authorize the Company, subject to the Act, the            Mgmt          For                            For
       Company's Memorandum and the Articles of Association
       and Listing Requirements of Bursa Malaysia
       Securities Berhad [Bursa Securities] and to
       purchase at any time such amount of ordinary
       shares of MYR 0.50 each in the Company as may
       be determined by the Directors of the Company
       from time to time through Bursa Securities
       upon such terms and conditions as the Directors
       in their absolute discretion deem fit and expedient
       in the interest of the Company provided that:
       the aggregate number of shares which may be
       purchased the Company at any point of time
       pursuant to the share Bye-back mandate shall
       not exceed 10% of the total issued and paid-up
       share capital of the Company; the amount of
       Funds to be allocated by the Company pursuant
       to the Shares Buy-Back Mandate shall not exceed
       the retained earnings and the share premium
       of the Company as at 31 DEC 2008; and the Shares
       so purchased by the Company pursuant to the
       Share Buy-Back Mandate to be retained as treasury
       shares which may be distributed as dividends
       and/or resold on Bursa Securities and/or cancelled;
       [Authority expires the earlier of the conclusion
       of the AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required to be held pursuant
       to Section 143(1) of the Act] [but shall not
       extend to such extension as may be allowed
       pursuant to Section 143(2) of the Act]; and
       authorize the Directors of the Company to complete
       and to do all such acts and things as they
       may consider expedient or necessary to give
       full effect to the proposed renewal Share Buy-Back
       authority

10.    Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       [the Group] to enter into all arrangement and/or
       transactions involving the interests of Directors,
       major shareholders or persons connected with
       the Directors and/or major shareholders of
       the Group [Related parties] as specified in
       Section 2.2.1 of the statement/circular date
       30 APR 2009, provided that such arrangements
       and/or transactions are: i) recurrent transactions
       of a revenue or trading nature; ii) necessary
       for the day-to-day operations; iii) carried
       out in the ordinary course of business on normal
       commercial terms which are not more favourable
       to Related Parties than those generally available
       to public; and iv) are not to the detriment
       of minority shareholders [the RRPT Mandate];
       and [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required to be held pursuant
       to Section 143(1) of the Act, [but shall not
       extend to such extension as may be allowed
       pursuant to Section 143(2) of the Act]; authorize
       the Directors of the Company to complete and
       do all such acts and things as they may consider
       expedient or necessary to give effect to the
       RRPT Mandate




--------------------------------------------------------------------------------------------------------------------------
 IJM CORPORATION BHD                                                                         Agenda Number:  701735550
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3882M101
    Meeting Type:  EGM
    Meeting Date:  04-Nov-2008
          Ticker:
            ISIN:  MYL3336OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Conditional Voluntary Offer to acquire        Mgmt          For                            For
       all the remaining shares in Industrial Concrete
       Products Berhad

2.     Approve the variation to the offer price under            Mgmt          For                            For
       the proposed offer to eligible employees




--------------------------------------------------------------------------------------------------------------------------
 IJM CORPORATION BHD (FORMERLY IJM ENGINEERING AND CONSTRUCTION BHD)                         Agenda Number:  701670843
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3882M101
    Meeting Type:  AGM
    Meeting Date:  26-Aug-2008
          Ticker:
            ISIN:  MYL3336OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To receive the audited financial statements               Non-Voting    No vote
       for the YE 31 MAR 2008 together with the Directors'
       and the Auditors' reports thereon

1.     Elect Mr. Datuk Yahya Bin Ya'acob as a Director           Mgmt          For                            For

2.     Elect Mr. Datuk Oh Chong Peng as a Director               Mgmt          For                            For

3.     Elect Mr. Soo Heng Chin as a Director                     Mgmt          For                            For

4.     Elect Mr. Teh Kean Ming as a Director                     Mgmt          For                            For

5.     Elect Mr. Hasni Bin Harun as a Director                   Mgmt          For                            For

6.     Appoint PricewaterhouseCoopers as the Auditors            Mgmt          For                            For
       and authorize the Directors to fix their remuneration

7.     Approve that the Directors' fees of MYR 469,999           Mgmt          For                            For
       for the YE 31 MAR 2008, be divided amongst
       the Directors in such manner as they may determine




--------------------------------------------------------------------------------------------------------------------------
 IJM CORPORATION BHD (FORMERLY IJM ENGINEERING AND CONSTRUCTION BHD)                         Agenda Number:  701671580
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3882M101
    Meeting Type:  EGM
    Meeting Date:  26-Aug-2008
          Ticker:
            ISIN:  MYL3336OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors to purchase the ordinary          Mgmt          For                            For
       shares of the Company on the market of the
       Bursa Malaysia Securities Berhad at any time
       upon such terms and conditions as the Directors
       in their absolute discretion deem fit provided
       that the aggregate number of shares purchased
       [which are to be treated as treasury shares]
       does not exceed 10% of the issued capital of
       the Company; and the funds allocated for the
       purchase of shares shall not exceed its retained
       profits and share premium account and to deal
       with the treasury shares in their absolute
       discretion [which may be distributed as dividends,
       resold and/or cancelled]; [Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM is required by law to be held]

2.     Authorize the Directors to enter into and to              Mgmt          For                            For
       give effect to specified recurrent transactions
       of a revenue or trading nature with specified
       classes of Related Parties [Section 2(ii)(a)
       of the Circular to shareholders dated 30 JUL
       2008], which are necessary for the day to day
       operations of the Company and its subsidiaries,
       in the ordinary course of business on terms
       not more favourable to the Related Parties
       than those generally available to the public;
       [Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is required by law
       to be held]

3.     Authorize the Directors to enter into and to              Mgmt          For                            For
       give effect to specified recurrent transactions
       of a revenue or trading nature with specified
       classes of Related Parties [Section 2(ii)(b)
       of the Circular to shareholders dated 30 JUL
       2008], which are necessary for the day to day
       operations of the Company and its subsidiaries,
       in the ordinary course of business on terms
       not more favourable to the Related Parties
       than those generally available to the public;
       [Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is required by law
       to be held]




--------------------------------------------------------------------------------------------------------------------------
 ILLOVO SUGAR LTD                                                                            Agenda Number:  701641335
--------------------------------------------------------------------------------------------------------------------------
        Security:  S37730116
    Meeting Type:  AGM
    Meeting Date:  10-Jul-2008
          Ticker:
            ISIN:  ZAE000083846
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       for the YE 31 MAR 20008

2.1.1  Appoint Mr. M.J. Hankinson as a Director                  Mgmt          For                            For

2.2.1  Re-elect Mr. B.P. Connellan as a Director, who            Mgmt          For                            For
       retires by rotation in terms of the Articles
       of Association

2.2.2  Re-elect Mr. P.M. Madi as a Director, who retires         Mgmt          For                            For
       by rotation in terms of the Articles of Association

2.2.3  Re-elect Mr. I.N. Mkhize as a Director, who               Mgmt          For                            For
       retires by rotation in terms of the Articles
       of Association

2.2.4  Re-elect Mr. J.T. Russell as a Director, who              Mgmt          For                            For
       retires by rotation in terms of the Articles
       of Association

2.2.5  Re-elect Mr. M.J. Shaw as a Director, who retires         Mgmt          For                            For
       by rotation in terms of the Articles of Association

2.2.6  Re-elect Mr. K. Zarnack as a Director, who retires        Mgmt          For                            For
       by rotation in terms of the Articles of Association

3.     Approve, unless otherwise determined by the               Mgmt          For                            For
       Company in general meeting, the revised annual
       fees payable by the Company to Non-Executive
       Directors with effect form 01 APR 2008, as
       specified

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 IMPACT DEVELOPER & CONTRACTOR SA                                                            Agenda Number:  701870746
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3559A100
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ROIMPCACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve to delegate the power to Management               Mgmt          For                            For
       Board to authorize share capital increase up
       to 100% of the present share capital

2.     Approve to empower the President of Management            Mgmt          For                            For
       Board to mandate a person to sign all related
       documents regarding Alienation ACTC

3.     Approve to empower the Management Board to approve        Mgmt          For                            For
       contracting necessary credits for 2009

4.     Approve the Record Date as 18 MAY 2009                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 IMPACT DEVELOPER & CONTRACTOR SA                                                            Agenda Number:  701870859
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3559A100
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ROIMPCACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve to present the 2008 Management Board              Mgmt          For                            For
       report

2.     Approve the 2008 Audit report                             Mgmt          For                            For

3.     Approve the 2008 Management Board report                  Mgmt          For                            For

4.     Approve the 2008 financial statements, grant              Mgmt          For                            For
       discharge the Administrators and approve the
       profit distribution, Management Board proposed
       that profit is allocated to reserves to finance
       the activity

5.     Elect the New Auditor and sign new contract               Mgmt          For                            For

6.     Approve the Select Activity Program and income            Mgmt          For                            For
       and expenses budget, and remuneration for Management
       Board Members for 2009

7.     Approve the proposed record date as 18 MAY 2009           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 IMPACT S.A., BUCHAREST                                                                      Agenda Number:  701688787
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3559A100
    Meeting Type:  EGM
    Meeting Date:  27-Sep-2008
          Ticker:
            ISIN:  ROIMPCACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 SEP 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Ratify the loan facility increase concluded               Mgmt          For                            For
       with Banca Romaneasca SA for the amount of
       EUR 4.000.000 and approve the related guarantees
       and the initial loan agreement was approved
       by the EGM held on 27 OCT 2007

2.     Ratify to conclude a loan agreement amounting             Mgmt          For                            For
       EUR 12.000.000 with Piraeus Bank SA and approve
       the related guarantees and this loan will have
       as destination the financing of the development
       of Lomb Project in Cluj Napoca

3.     Approve to modify the EGM decision number 2/2008          Mgmt          For                            For
       regarding the price of the shares to be allocated
       to the Administrators and Employees in 2008
       within the Company's fidelity program consequently,
       the price of one share allocated to the Employees
       and the Administrators will be 5% from the
       average acquisition price

4.     Approve the registration date 13 OCT 2008                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 IMPACT S.A., BUCHAREST                                                                      Agenda Number:  701747341
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3559A100
    Meeting Type:  EGM
    Meeting Date:  10-Nov-2008
          Ticker:
            ISIN:  ROIMPCACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 511413 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED. THANK YOU.

       IF YOU WISH YOU TO VOTE IN THIS GENERAL ASSEMBLY,         Non-Voting    No vote
       YOU MUST RETURN YOUR INSTRUCTIONS BY THE INDICATED
       CUTOFF DATE. ADDITIONALLY, IN ORDER TO PROCESS
       YOUR VOTING INSTRUCTIONS, PLEASE ALSO NOTE
       THAT THE COMPANY SPECIFIC POWER OF ATTORNEY
       MUST BE SIGNED AND SENT IN ORIGINAL (BANK REPLY
       DEADLINE -2) TO THE APPROPRIATE SUB CUSTODIAN.
       THIS DOCUMENT CAN BE RETRIEVED FROM THE HYPERLINK
       THAT IS PROVIDED WITH THIS BALLOT. PLEASE CONTACT
       YOUR INSTITUTION CLIENT SERVICE REPRESENTATIVE
       TO OBTAIN THE NAME OF THE SUB-CUSTODIAN THAT
       THIS FORM SHOULD BE MAILED. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       11 NOV 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the increase of the nominal value of              Mgmt          For                            For
       the share from 0.1 lei to 1 leu, without the
       total value of the share capital to be modified;
       and, consequently, amend Articles 6 from Section
       I, 7 from Section II, and 14 from Section V
       of the Company's Articles of Incorporation

2.     Ratify the resolution of the Board of Directors           Mgmt          For                            For
       on the modification of the conditions for the
       Redemption Program approved by resolution of
       the EGM of the shareholders of 19 APR 2008
       in the sense that the minimum purchase price
       of shares shall be the price of Bucharest Stock
       Exchange on the moment of purchase and the
       maximum purchase price of shares shall be of
       RON 0.5 per share

3.     Approve the registration date as 25 NOV 2008              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 IMPALA PLATINUM HLDGS LTD                                                                   Agenda Number:  701696835
--------------------------------------------------------------------------------------------------------------------------
        Security:  S37840113
    Meeting Type:  AGM
    Meeting Date:  23-Oct-2008
          Ticker:
            ISIN:  ZAE000083648
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and approve the financial statements              Mgmt          For                            For
       for the YE 30 JUN 2008

O.2.1  Re-elect Ms. M.V. Mennell as a Director                   Mgmt          For                            For

O.2.2  Re-elect Mr. D.H. Brown as a Director                     Mgmt          For                            For

O.2.3  Re-elect Mr. T.V. Mokgallha as a Director                 Mgmt          For                            For

O.2.4  Re-elect Mr. L.J. Paton as a Director                     Mgmt          For                            For

O.2.5  Re-elect Mr. L.C. Van Vught as a Director                 Mgmt          For                            For

O.3    Approve to determine the remuneration of the              Mgmt          For                            For
       Non-Executive Directors

S.1    Authorize the Director of the Company, in terms           Mgmt          For                            For
       of the Company's Articles of Association, by
       way of a general authority to repurchase issued
       shares in the Company or to permit a subsidiary
       of the Company to purchase shares in the Company,
       as and when deemed appropriate, subject to
       the following initiatives: that any such repurchase
       be effected through the order book operated
       by the JSE Limited [JSE] trading system and
       done without any prior understanding or agreement
       between the Company and the counterparty; that
       a paid announcement giving such details as
       may be required in terms of JSE Listings Requirements
       be published when the Company or its subsidiaries
       have repurchased in aggregate 3% of the initial
       number of shares in issue, as at the time that
       the general authority was granted and for each
       3% in aggregate of the initial number of shares
       which are acquired thereafter; that a general
       repurchase may not in the aggregate in any
       1 FY exceed 10% of the number of shares in
       the Company issued share capital at the time
       this authority is given, provided that a subsidiary
       of the Company may not hold at any one time
       more than 10% of the number of issued shares
       of the Company; no purchase will be effected
       during a prohibited period [as specified by
       the JSE Listings Requirements] unless a repurchase
       programme is in place, where dates and quantities
       of shares to be traded during the prohibited
       period are fixed and full details of the programme
       have been disclosed in an announcement over
       SENS prior to the commencement of the prohibited
       period; at any one point in time, the Company
       may only appoint one agent to effect repurchases
       on the Company's behalf, the Company may only
       undertake a repurchase of securities if, after
       such repurchase, the spread requirements of
       the Company comply with JSE Listings Requirements;
       in determining the price at which shares may
       be repurchased in terms of this authority,
       the maximum premium permitted is 10% above
       the weighted average traded price of the shares
       as determined over the 5 days prior to the
       date of repurchase; and may such repurchase
       shall be subject to the Companies Act and the
       applicable provisions of the JSE Listings Requirements,
       the Board of Directors as at the date of this
       notice, has stated its intention to examine
       methods of returning capital to the shareholders
       in terms of the general authority granted at
       the last AGM; the Board believes it to be in
       the best interest of implants that shareholders
       pass a special resolution granting the Company
       and/or its subsidiaries with the flexibility,
       subject to the requirements of the Companies
       Act and the JSE, to purchase shares should
       it be in the interest of implants and/or subsidiaries
       at any time while the general authority subsists;
       the Directors undertake that they will not
       implement any repurchase during the period
       of this general authority unless: the Company
       and the Group will be able, in the ordinary
       course of business to pay their debts for a
       period of 12 months after the date of the AGM;
       the assets of the Company and the Group will
       be in excess of the combined liabilities of
       the Company and the Group for a period of 12
       months after the date of the notice of the
       AGM, the assets and liabilities have been recognized
       and measured for this purpose in accordance
       with the accounting policies used in the latest
       audited annual group financial statements;
       the Company's and the Group's ordinary share
       capital and reserves will, after such payment,
       be sufficient to meet their needs fro a period
       of 12 months following the date of the AGM;
       the Company and the Group will, after such
       payment, have sufficient working capital to
       meet their needs for a period of 12 months
       following the date of the AGM; and the sponsor
       of the Company provides a letter to the JSE
       on the adequacy of the working capital in terms
       of Section 2.12 of the JSE Listings Requirements;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 months]




--------------------------------------------------------------------------------------------------------------------------
 IMPULSORA DEL DESARROLLO Y EL EMPLEO EN AMERICA LATINA SA DE CV                             Agenda Number:  701907377
--------------------------------------------------------------------------------------------------------------------------
        Security:  P5393B102
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MX01ID000009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Receive the report in compliance with the obligation      Mgmt          For                            For
       contained in Article 86, Part XX, of the income
       in Tax Law; resolutions in this regard

II.    Approve: i) the report from the Chief Executive           Mgmt          For                            For
       Officer prepared in accordance with Articles
       44, Part XI, of the Securities Market Law and
       172 of the General Mercantile Companies Law,
       accompanied by the opinion of the outside Auditor,
       regarding the operations and results of the
       Company for the FYE 31 DEC 2008, as well as
       the opinion of the Board of Directors regarding
       the content of said report; ii) the re port
       from the Board of Directors that is referred
       to in Article 172, line B, of the ion General
       Mercantile Companies Law and in which are contained
       the main accounting and information policies
       and criteria followed in the preparation of
       the financial information of the Company; iii)
       the report on the activities and transactions
       in D which the Board of Directors intervened
       in Company accordance with Article 28, Part
       IV, line E, of the Securities Market Law; iv)
       the individual and consolidated financial statements
       of the Company to 31 DEC 2008; and v) the annual
       reports regarding the activities carried out
       by the audit and corporate practices committee
       s in accordance with Article 43, P Articles
       I and II, of the Securities Market Law; resolutions
       this regard

III.   Approve the proposal for the allocation of results;       Mgmt          For                            For
       resolutions in this regard

IV.    Appoint and/or ratify the Members of the Board            Mgmt          For                            For
       of Directors, Secretary and Vice Secretary
       of the Company, resolutions in this regard

V.     Approve to determine the compensation for the             Mgmt          For                            For
       Members of the Board of Directors, Secretary
       and Vice Secretary of the Company; resolutions
       in this regard

VI.    Approve the appointment and/or ratification               Mgmt          For                            For
       of the corporate practices and Audit Committees
       of the Company; resolutions in this regard

VII.   Approve to determine the compensation for the             Mgmt          For                            For
       Members of the Corporate Practices and Audit
       Committees of the Company; resolutions in this
       regard

VIII.  Approve an operation in accordance with the               Mgmt          For                            For
       terms of Article 47 of the Securities Market
       Law

IX.    Approve the resolutions necessary to carry out            Mgmt          For                            For
       the transactions of acquisition and placement
       of its own shares by the Company; resolutions
       in this regard

X.     Approve the designation of delegates to carry             Mgmt          For                            For
       out and formalize the resolutions passed by
       the meeting; resolutions in this regard




--------------------------------------------------------------------------------------------------------------------------
 INDIA CEMENTS LTD                                                                           Agenda Number:  701674942
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y39167153
    Meeting Type:  AGM
    Meeting Date:  28-Aug-2008
          Ticker:
            ISIN:  INE383A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report, the              Mgmt          For                            For
       accounts of the Company for the YE 31 MAR 2008
       and the Auditors' report thereon

2.     Declare the dividend on equity shares                     Mgmt          For                            For

3.     Re-appoint Sri. R.K. Das as a Director, who               Mgmt          For                            For
       retires by rotation

4.     Appoint M/s. Brahmayya & Co., and M/s. P.S.               Mgmt          For                            For
       Subramania Iyer & Co., Chartered Accountants,
       Chennai as the Auditors of the Company including
       its branch offices to hold office from the
       conclusion of the 62nd AGM until the conclusion
       of the 63rd AGM and that their remuneration
       be fixed at INR 30,00,000 each, exclusive of
       service tax and all traveling and out of pocket
       expenses which shall be reimbursed to them

5.     Appoint Sri. Ashok Shah as a Director of the              Mgmt          For                            For
       Company, subject to retirement by rotation

6.     Appoint Sri. A. Sankarakrishnan as a Director             Mgmt          For                            For
       of the Company, subject to retirement by rotation

7.     Appoint Sri. N.R. Krishnan as a Director of               Mgmt          For                            For
       the Company, subject to retirement by rotation

8.     Appoint Ms. Rupa Gurunath as a Director of the            Mgmt          For                            For
       Company, subject to retirement by rotation




--------------------------------------------------------------------------------------------------------------------------
 INDIABULLS FINL SVCS LTD                                                                    Agenda Number:  701684486
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y39129104
    Meeting Type:  AGM
    Meeting Date:  05-Sep-2008
          Ticker:
            ISIN:  INE894F01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, profit and loss account
       for the YE on that date, the reports of the
       Board of Directors and the Auditors thereon

2.     Declare a dividend on equity shares for the               Mgmt          For                            For
       YE 31 MAR 2008

3.     Re-appoint Mr. Saurabh K. Mittal as a Director,           Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Shamsher Singh as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Appoint M/s. Deloitte Haskins & Sells, Chartered          Mgmt          For                            For
       Accountants, as the Auditors of the Company,
       to hold office until the conclusion of the
       next AGM of the Company on such remuneration
       as shall be fixed by the Board of Directors

S.6    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 372A
       and other applicable provisions, if any, of
       the Companies Act, 1956 [including any statutory
       modification[s] or re-enactment thereof, for
       the time being in force] and subject to the
       approval[s]of regulatory authorities, wherever
       necessary, to invest the Company's funds to
       acquire by way of subscription, purchase or
       otherwise, the securities of the specified
       Companies from time to time, in one or more
       Tranches, up to an aggregate sum of INR 1000
       crore in each of the Companies, on such terms
       and conditions as may be considered expedient
       in the interest of the Company as specified
       notwithstanding that the aggregate of loans
       and investments so far made to/in or to be
       made to/in or guarantees or securities so far
       given or to be given to all Bodies Corporate
       may exceed the limits prescribed under the
       said Section or any modification or re-enactment
       thereof; and to negotiate the terms and conditions,
       sign and execute all such deeds, applications,
       documents, agreements and writings and generally
       to do all such acts, deeds and things as may
       be necessary, proper, expedient or incidental
       to the purpose

S.7    Amend, in accordance with the provisions of               Mgmt          For                            For
       the SEBI [Employee Stock Option Scheme and
       Employee Stock Purchase Scheme] Guidelines,
       1999 [the Guidelines] and subject to such other
       approvals, permissions and sanctions as may
       be necessary and subject to such conditions
       and modifications as may be prescribed or imposed
       while granting such approvals, permissions
       and sanctions in respect of options granted
       by the Company to its employees, to effect
       the various Employee Stock Option Plans/Schemes
       of the Company as specified and authorize the
       Board of Directors of the Company to do all
       such acts, matters, deeds and things necessary
       or desirable in connection with or incidental
       to giving effect to the above resolutions and
       to notify and make all application is and filings,
       to such authorities and to such other persons
       as may be for necessary in relation to the
       same

S.8    Amend, in accordance with the provisions of               Mgmt          For                            For
       the SEBI [Employee Stock Option Scheme and
       Employee Stock Purchase Scheme] Guidelines,
       1999 [the Guidelines] and subject to such other
       approvals, permissions and sanctions, as may
       be necessary and, subject to such conditions
       and modifications as may be prescribed or imposed
       while granting such approvals, permissions
       and sanctions, in respect of the Options granted
       by the Company to employees of its subsidiary
       Companies, to effect the various Employee Stock
       Option Plans/Schemes of the Company as specified;
       and authorize the Board of Directors of the
       Company to do all such acts, matters, deeds
       and things necessary or desirable in connection
       with or incidental to giving effect to the
       above resolutions and to notify and make all
       applications and filings, to such authorities
       and to such other persons as may be necessary
       in relation to the same




--------------------------------------------------------------------------------------------------------------------------
 INDIABULLS FINL SVCS LTD                                                                    Agenda Number:  701769993
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y39129104
    Meeting Type:  OTH
    Meeting Date:  06-Dec-2008
          Ticker:
            ISIN:  INE894F01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'FOR' OR 'AGAINST' ONLY FOR ALL THE RESOLUTIONS.
       THANK YOU

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Approve the cancellation and withdrawal of the            Mgmt          For                            For
       following Employee Stock Option Schemes of
       the Company namely: (a) Employee Stock Option
       Plan - 2005, covering 50,00,000 stock options,
       and (b) IBFSL-ICSL, Employees Stock Option
       Plan II M-2006, covering 14,40,000 stock options

S.2    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       81(1A) and all other applicable provisions,
       if any of the Companies Act, 1956, the provisions
       of Securities and Exchange Board of India [Employee
       Stock Option Scheme and Employee Stock Purchase
       Scheme] Guidelines, 1999 (ESOS Guidelines)
       including any statutory modification(s) or
       re-enactment(s) thereof the Memorandum and
       Articles of Association of the Company and
       subject to such other approvals, consents,
       permissions and sanctions as may be required
       from appropriate authorities and subject to
       such conditions or modifications as may be
       prescribed, imposed or suggested by any of
       them while granting such approvals, consents,
       permissions and sanctions which may be agreed
       to by the Board of Directors [hereinafter referred
       to as the Board which term shall be deemed
       to include the Compensation Committee of the
       Board which has been authorized to exercise
       the powers conferred by this resolution], authorize
       the members of the Board to create, issue offer
       and allot at any time to or to the benefit
       of such person(s) who are in permanent employment
       of the Company including any Director, whether
       whole time or otherwise [except the promoter
       Directors of the Company or any other Director
       holding, directly or indirectly, more than
       10% of the outstanding Equity shares of the
       Company], under the scheme titled Employees
       Stock Option Plan 2008 [hereinafter referred
       to as the ESOP- 2008 or Scheme], 75,00,000
       Equity options entitling the option holders
       to purchase an equivalent number of Equity
       Shares of face value of INR 2 each of the Company,
       at such price, in one or more tranches and
       on such terms, and conditions as given in the
       ESOP- 2008, as placed before the meeting, duly
       initialed by the Chairman for the purpose of
       identification; the new equity shares to be
       issued and allotted by the Company in the manner
       aforesaid shall rank pari passu, in all respects
       with the then existing Equity Shares of the
       Company and be listed with the stock exchange(s)
       where the existing securities of the company
       are listed; Authorize the Board on behalf of
       the Company, for the purpose of giving effect
       ,to any creation, offer, issue, allotment or
       listing of the securities, to evolve, decide
       upon and bring into effect the Scheme and make
       modifications, changes, variations, alterations
       or revisions in the said Scheme from time to
       time as may be specified by the Board in its
       absolute discretion for such purpose, with
       power to settle any questions, difficulties
       or doubts, that may arise in this regard without
       requiring the Board ,to secure any further
       consent or approval of the members, of the
       Company

S.3    Authorize the Board, pursuant to the provisions           Mgmt          For                            For
       of Section 81(1A) and all other applicable
       provisions, if any, of the Companies Act, 1956,
       the provisions of Securities and Exchange Board
       of India (Employee Stock Option Scheme and
       Employee Stock Purchase Scheme) Guidelines,
       1999 (ESOS Guidelines) including any statutory
       modification(s) or re-enactment(s)thereof,
       the  Memorandum and Articles of Association
       of the Company and subject to such other approvals,
       consents, permissions and sanctions as may
       be required from appropriate authorities and
       Subject to such conditions or modifications
       as may be prescribed, imposed or suggested
       while granting such approvals, consents, permissions
       or sanctions which may be agreed to by the
       Board of Directors [hereinafter referred to
       as the Board which term shall be deemed to
       include the compensation Committee of the Board
       which has been authorized to exercise the powers
       conferred by this resolution], consent of the
       Members of the Company to extend the benefits
       of ESOP 2008 proposed in-the resolution under
       item no. 2 of this Notice to or for the benefit
       of Employees of the Company's subsidiaries,
       including Directors [except Promoter Directors
       and any Director holding directly or indirectly,
       more than 10% of the outstanding Equity shares
       of the Company] of such subsidiary Companies,
       as may from time to time be allowed under prevailing
       laws, rules and regulations and/or amendments
       thereto from time to time under ESOP 2008 on
       such terms and conditions as may be decided
       by the Board and authorize the Board of the
       Company, for the purpose of giving effect to
       any creation, offer, issue, allotment or listing
       of the securities, to evolve, decide upon and
       bring into effect the Scheme and make modifications,
       changes, variations, alterations or revisions
       in the said Scheme from time to time as may
       be specified by the Board in its absolute discretion
       for such purpose with power to settle any questions,
       difficulties or doubts that may arise in this
       regard without requiring the Board to secure
       any further consent or approvals of the Members
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 INDIABULLS REAL ESTATE LTD                                                                  Agenda Number:  701687901
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3912A101
    Meeting Type:  AGM
    Meeting Date:  05-Sep-2008
          Ticker:
            ISIN:  INE069I01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, and adopt the audited balance sheet              Mgmt          For                            For
       as at 31 MAR 2008, profit and loss account
       for the YE on that date, the reports of the
       Board of Directors and the Auditors thereon

2.     Declare a dividend on the Equity Shares for               Mgmt          For                            For
       the YE 31 MAR 2008

3.     Re-appoint Mr. Aishwarya Katoch as a Director,            Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Shamsher Singh as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Karan Singh as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Appoint M/s. Ajay Sardana Associates Chartered            Mgmt          For                            For
       Accountants, as the Auditors of the Company,
       to hold office until the conclusion of the
       next AGM of the Company on such remuneration
       as may be fixed by the Board of Directors

S.7    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 81(1A)
       and other applicable provisions, if any, of
       the Companies Act, 1956 [including any amendments
       thereto or re-enactment thereof], the provisions
       of Chapter XIII-A guidelines for qualified
       institutions placement of the SEBI [Disclosure
       and Investor Protection] Guidelines, 2000 [SEBI
       DIP Guidelines for Qualified Institutions Placement]
       and the provisions of the Foreign Exchange
       Management Act, 2000 [FEMA], Foreign Exchange
       Management transfer or issue of Security by
       a person Resident outside India] Regulations,
       2000 and such other statutes, rules and regulations
       as may be applicable and relevant, in its absolute
       discretion, to create, offer, issue and allot
       Equity Shares [Equity Shares] or fully convertible
       debentures [FCD]/Partly convertible debentures
       [PCD]/optionally convertible debentures [OCD]
       or any other securities other than warrants,
       which are convertible into or exchangeable
       with the Equity Shares of the Company there
       in after collectively referred to as other
       specified securities] [Equity Shares and other
       specified securities together referred to as
       the specified securities together referred
       to as the specified securities within the meaning
       of the SEBI DIP Guidelines for qualified institutions
       placement, for an amount up to USD 500 million
       or its Indian rupee equivalent, inclusive of
       such premium, as may be finalized by the Board,
       to Qualified Institutional Buyers [as defined
       by the SEBI DIP Guidelines for Qualified Institutions
       Placement] pursuant to a Qualified Institutions
       Placement, as provided under the said Guidelines;
       in the case of specified securities issued
       under the SEBI DIP Guidelines for Qualified
       Institutions Placement, the relevant date for
       the purpose of pricing of the specified securities
       shall be 06 AUG 2008, the day which is 30 days
       prior to the date of the ensuing AGM of the
       Company for seeking the approval of the shareholders
       in terms of Section 8l(1A) and other applicable
       provisions, if any, of the Companies Act, 1956
       and other applicable statutes, in relation
       to the issue of the specified securities, through
       a Qualified Institutions Placement as aforesaid;
       i) the specified securities to be so created,
       offered, issued and allotted shall be subject
       to the provisions of the Memorandum and Articles
       of Association of, the Company; and ii) the
       underlying Equity Shares shall rank pari passu
       with the existing Equity Shares of the Company;
       the Board without prejudice to the generality
       of the above, subject to applicable Laws, the
       aforesaid securities may have such features
       and attributes or any terms in accordance with
       international practices as provide for the
       tradability and free transferability thereof
       as per the prevailing practices and regulations
       in the capital markets including but not limited
       to the terms and conditions whatsoever including
       terms for issue of additional securities and
       the in its absolute discretion as it may deem
       fit, to dispose off such of the, securities
       that are not subscribed; for the purpose of
       giving effect to the resolution, to do all
       such acts, deeds, matters and things including
       but not limited to creation of mortgage/charge
       under Section 293( 1)(a) of the Companies Act,
       1956, in respect of securities as aforesaid
       either on paripassu basis or otherwise, as
       it may its absolute discretion deem fit and
       to settle all questions, difficulties or doubts
       that may arise in regard to the issue, offer
       or allotment of securities and utilization
       of the issue proceeds as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that the Members shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution; to appoint such consultants,
       lead managers, underwriters, guarantors, depositories,
       custodians, registrars, trustees, bankers,
       lawyers, underwriters, merchant bankers and
       any other advisors and professionals as may
       be required and to pay them such fees, commission
       and other expenses as it deems fit to delegate
       all or any of the powers he in conferred to
       any Committee of Directors or chief executive
       officer or any Executive Director or the Directors
       or any other officer or officers of the Company
       to give effect to the aforesaid resolution

S.8    Amend the Clause 3.11 of the specified Stock              Mgmt          For                            For
       Option Schemes of the Company, in accordance
       with the provisions of me SEBI [Employee Stock
       Option Scheme and Employee Stock Purchase Scheme]
       guidelines, 1999, in respect of the options
       granted by the Company to its employees - a)
       Employees Stock Option Scheme, 2006 [ESOS-2006]
       and b) Employees Stock Option Scheme 2008 [ESOS-2008]
       thereby enhancing the exercise period of the
       options granted under the said Schemes from
       90 days to 5 years and, accordingly, the Clause
       3.11 of the said schemes shall, henceforth,
       be read as under: 3.11 exercise period - is
       a period of 5 years, within which the Options
       Vested in any Eligible Employee, have to be
       Exercised; the period of 90 days wherever it
       appears in the ESOS - 2006 and ESOS - 2008
       with respect to the exercise period, be replaced
       with the period of 5 years; and authorize the
       Board of Directors of the Company including
       the Compensation Committee of the Board to
       do all such acts, matters, deeds and things
       necessary or desirable in connection with or
       incidental to giving effect to the resolution
       and to notify and make all applications and
       filings, to the authorities and to such other
       persons as may be necessary in relation to
       the same

S.9    Amend the Clause 3.11 of the specified Stock              Mgmt          For                            For
       Option Schemes of the Company, in accordance
       with the provisions of the SEBI [Employee Stock
       Option Scheme and Employee Stock Purchase Scheme]
       Guidelines, 1999, in respect of the Options
       granted by the Company to employees of its
       subsidiary Companies - (a) Employees Stock
       Option Scheme 2006 [ESOS-2006] and (b) Employees
       Stock Option Scheme 2008 [ESOS-2008] thereby
       enhancing the exercise period of the options
       granted under the said Schemes from 90 days
       to 5 years and, accordingly, Clause 3.11 of
       the said Schemes shall, henceforth, be read
       as under: 3.11 Exercise Period - is a period
       of 5 years, within which the Options Vested
       in any Eligible Employee, have to be exercised;
       the period of 90 days wherever it appears in
       the ESOS - 2006 and ESOS - 2008 with respect
       to the exercise period, be replaced with the
       period of 5 years; and authorize the Board
       of Directors of the Company including the Compensation
       Committee of the Board to do all such acts,
       matters, deeds and things necessary or desirable
       in connection with or incidental to giving
       effect to the resolution and to notify and
       make all applications and filings, to the authorities
       and to such other persons as may be necessary
       in relation to the same

S.10   Amend the Clause 3.11 of the specified Stock              Mgmt          For                            For
       Option Schemes of the Company, in accordance
       with the provisions of the SEBI [Employee Stock
       Option Scheme and Employee Stock Purchase Scheme]
       Guidelines, 1999, in respect of the employees
       who had been granted Options equal to or in
       excess of 1% of the issued capital of the Company-Employees
       Stock Option Scheme 2006 [ESOS-2006], thereby
       enhancing the exercise period of the options
       granted under ESOS-2006 from 90 days to 5 years
       and, accordingly, Clause 3.11 shall, henceforth,
       be read as under: 3.11 exercise period is a
       period of 5 years, within which the Options
       Vested in any Eligible Employee, have to be
       exercised; the period of 90 days wherever it
       appears in the ESOS - 2006 with respect to
       the Exercise Period, be replaced with the period
       of 5 years; and authorize the Board of Directors
       of the Company including the Compensation Committee
       of the Board to do all such acts, matters,
       deeds and things necessary or desirable in
       connection with or incidental to giving effect
       to the resolutions and to notify and make all
       applications and filings, to the authorities
       and to such other persons as may be necessary
       in relation to the same




--------------------------------------------------------------------------------------------------------------------------
 INDIABULLS REAL ESTATE LTD                                                                  Agenda Number:  701772003
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3912A101
    Meeting Type:  OTH
    Meeting Date:  11-Dec-2008
          Ticker:
            ISIN:  INE069I01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Approve the cancellation and withdrawal of existing       Mgmt          For                            For
       employee stock option scheme of the Company
       titled Employee Stock Option Scheme - 2008
       covering 15,00,000 stock options

S.2    Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       the provisions of Section 8l(lA) and all other
       applicable provisions, if any, of the Companies
       Act 1956, the provisions of Securities and
       Exchange Board of India [Employee Stock Option
       Scheme and Employee Stock Purchase Scheme]
       guidelines, 1999 [ESOS Guidelines] including
       any statutory modification[s] or re-enactment[s]
       thereof, the Memorandum and Articles of Association
       of the Company and subject to such other approvals,
       consents, permissions and sanctions as may
       be required from appropriate authorities and
       subject to such conditions or modifications
       as may be prescribed, imposed or suggested
       by any of them while granting such approvals,
       consents, permissions or sanctions which may
       be agreed to by the Board of Directors [hereinafter
       referred to as the Board which term shall be
       deemed to include the Compensation Committee
       of the Board which has been authorized to exercise
       the powers conferred by this resolution], to
       create, issue, offer and allot at any time
       to or to the benefit of such person[s] who
       are in permanent employment of the Company,
       including any Director, whether whole time
       or otherwise [except the promoter Directors
       of the Company, or any other Director holding,
       directly or indirectly, more than 10% of the
       outstanding Equity Shares of the Company],
       under the Employees Stock Option Scheme titled
       Indiabulls Real Estate Limited Employees Stock
       Option Scheme – 2008 [II] [hereinafter
       referred to as the IBREL ESOP – 2008 [II]
       or Scheme] 20,00,000 Equity Options entitling
       the option holders to purchase an equivalent
       number of Equity Shares of face value of INR
       2 each of the Company, at such price, in one
       or more tranches, and on such terms and conditions
       as may be decided by the Board under IBREL
       ESOP-2008[II] and/or amendments thereto and
       as allowed under prevailing Laws, Rules and
       regulations and/or amendments thereto, from
       time to time; approve the new equity shares
       to be issued and allotted by the Company in
       the manner aforesaid shall rank pari passu,
       in all respects with the then existing Equity
       Shares of the Company and be listed with the
       Stock Exchanges[s] where the existing Equity
       Shares of the Company are listed; authorize
       the Board for the purpose of giving effect
       to any creation, offer, issue, allotment or
       listing of the securities on behalf of the
       Company to evolve, decide upon and bring into
       effect the Scheme and make modifications, changes,
       variations, alterations or revisions in the
       said Scheme from time to time as may be specified
       by the Board as the Board may in its absolute
       discretion for such purpose, with power to
       settle any questions, difficulties or doubts
       that may arise in this regard without requiring
       the Board to secure any further consent or
       approval of the Members of the Company

S.3    Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       the provisions of Section 81(1A) and all other
       applicable provisions, if any, of the Companies
       Act, 1956, the provisions of Securities and
       Exchange Board of India [Employee Stock Option
       Scheme and Employee Stock Purchase Scheme]
       Guidelines, 1999 [ESOS Guidelines] including
       any statutory modification[s] or re-enactment[s]
       thereof, the Memorandum and Articles of Association
       of the Company and subject to such other approvals,
       consents, permissions and sanctions as may
       be required from appropriate authorities and
       subject to such conditions or modifications
       as may be prescribed, imposed or suggested
       while granting such approvals, consents, permissions
       or sanctions which may be agreed to by the
       Board of Directors [hereinafter referred to
       as the Board which term shall be deemed to
       include the Compensation Committee of the Board
       which has been authorized to exercise the powers
       conferred by this resolution] to extend the
       benefits of IBREL ESOP-2008 [II] proposed in
       the Resolution 2 of this Notice, to or for
       the benefit of Employees of the Company's Subsidiaries,
       including Directors [except Promoter Directors
       and any Director holding, directly or indirectly,
       more than 10% of the outstanding Equity shares
       of the Company] of such Subsidiary Companies,
       and on such terms and conditions as may be
       decided by the Board under IBREL ESOP-2008
       [II] and/or amendments thereto and as allowed
       under prevailing Laws, Rules and regulations
       and/or amendments thereto, from time to time;
       for the purpose of giving effect to any creation,
       offer, issue, allotment or listing of the securities,
       on behalf of the Company to evolve, decide
       upon and bring into effect the Scheme and make
       modifications, changes, variations, alterations
       or revisions in the said Scheme from time to
       time as may be specified by the Board in its
       absolute discretion for such purpose, with
       power to settle any questions, difficulties
       or doubts that may arise in this regard without
       requiring the Board to secure any further consent
       or approval of the Members of the Company

S.4    Approve and ratify, in accordance with the provisions     Mgmt          For                            For
       of Section 314 [1] and all other applicable
       provisions, if any, of the Companies Act, 1956,
       the provisions of any statutory modification[s]
       or re-enactment[s] thereof, the Memorandum
       and Articles of Association of the Company
       and subject to such other approvals, consents,
       permissions and sanctions as may be required
       from appropriate authorities and subject to
       such conditions or modifications as may be
       prescribed, imposed or suggested by any of
       them while granting such approvals, consents,
       permissions or sanctions, the appointment of
       Mr. Rajiv Rattan, Director of the Company,
       in its Subsidiary Company, Sophia Power Company
       Limited, as Vice-Chairman [without being on
       the Board of Sophia Power Company Limited]
       with effect from 01 SEP 2008, on such terms
       and conditions as specified




--------------------------------------------------------------------------------------------------------------------------
 INDIABULLS REAL ESTATE LTD                                                                  Agenda Number:  701935910
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3912A101
    Meeting Type:  EGM
    Meeting Date:  18-May-2009
          Ticker:
            ISIN:  INE069I01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board, pursuant to the provisions           Mgmt          For                            For
       of Section 81(1A) and other applicable provisions,
       if any, of the Companies Act, 1956 [including
       any amendments thereto or re-enactment thereof]
       [''Companies Act''], the provisions of Chapter
       XIII-A 'Guidelines for Qualified Institutions
       Placement' of the SEBI [Disclosure and Investor
       Protection] Guidelines, 2000, as amended from
       time to time, [''SEDI Guidelines''], the listing
       agreements with each of the Stock Exchanges
       where the Company's equity shares are listed
       [the ''Listing Agreements''] and the provisions
       of the Foreign Exchange Management Act, 2000
       [FEMA], Foreign Exchange Management [Transfer
       or Issue of Security by a Person Resident Outside
       India] Regulations, 2000, as amended from time
       to time, and such other statutes, notifications,
       circulars, rules and regulations as may be
       applicable and relevant, and the Memorandum
       and Articles of Association of the Company,
       and subject to such approvals, consents, permissions
       and sanctions, if any, of the Government of
       India [the "GOI"], the Reserve Bank of India
       [the "RBI"], the Foreign Investment Promotion
       Board [the ''FIPB''], the Securities and Exchange
       Board of India [the "SEBI"], Stock Exchanges
       and any other appropriate authorities, institutions
       or bodies, as may be necessary, and subject
       to such conditions as may be prescribed by
       any of them in granting such approvals, consents,
       permissions and sanctions which may be agreed
       to by the Board of Directors of the Company
       [hereinafter referred to as the ''Board'' which
       term shall be deemed to include any committee
       thereof, constituted or to be constituted],
       in its absolute discretion, to create, offer,
       issue and allot, in one or more tranches, Equity
       Shares or Fully Convertible Debentures [FCDs]/Partly
       Convertible Debentures [PCDs]/OptionalIy Convertible
       Debentures [OCDs] or any other securities,
       which are convertible into or exchangeable
       with the Equity Shares of the Company [hereinafter
       collectively referred to as "Other Specified
       Securities" and together with Equity Shares
       referred to as the 'Specified Securities' within
       the meaning of the SEBI Guidelines] or any
       combination of Specified Securities as may
       be decided by the Board, for an amount up to
       USD 600 million or its Indian Rupee equivalent,
       inclusive of such premium, as may be formalized
       by the Board, to Qualified Institutional Buyers
       [as defined in the SEBI [Disclosure and Investor
       Protection] Guidelines, 2000, pursuant to a
       Qualified Institutions Placement, as provided
       under the SEBI Guidelines at such price being
       not less than the price determined in accordance
       with the pricing formula of the aforementioned
       SEBI Guidelines and such issue and allotment
       to be made on such terms and conditions as
       may be decided by the Board at the time of
       issue or allotment of the Specified Securities;
       the relevant date for the purpose of pricing
       of the Specified Securities proposed to be
       issued in accordance with the SEBI Guidelines,
       shall be the date of the meeting in which the
       Board [which expression includes any Committee
       thereof constituted or to be constituted] decides
       to open the issue of the Specified Securities,
       subsequent to the receipt of shareholders'
       approval in terms of Section 81(1A) and other
       applicable provisions, if any, of the Companies
       Act, 1956 and other applicable laws, regulations
       and guidelines in relation to the proposed
       issue of the Specified Securities, through
       a Qualified Institutions Placement in accordance
       with the SEBI Guidelines as mentioned in the
       resolution above: (i) the Specified Securities
       to be so created, offered, issued and allotted
       shall be subject to the provisions of the Memorandum
       and Articles of Association of the Company;
       (ii) the Equity Shares proposed to be issued
       through the Qualified Institutions Placement
       in accordance with SEBI Guidelines or the Equity
       Shares that may be issued and allotted on conversion
       of the Other Specified Securities issued through
       a Qualified Institutions Placement as aforesaid
       shall rank pari passu with the then existing
       Equity Shares of the Company in all respects
       including dividend; and (iii) the number and/or
       conversion price in relation to Equity Shares
       that may be issued and allotted on conversion
       of Other Specified Securities that may be issued
       through a Qualified Institutions Placement
       in accordance with the SEBI Guidelines as mentioned
       above shall be appropriately adjusted for corporate
       actions such as bonus issue, rights issue,
       split and consolidation of share capital, merger,
       demerger, transfer of undertaking, sale of
       division or any such capital or corporate restructuring;
       without prejudice to the generality of the
       above, subject to applicable laws and subject
       to approval, consents, permissions, if any,
       of any governmental body, authority or regulatory
       institution including any conditions as may
       be prescribed in granting such approval or
       permissions by such governmental authority
       or regulatory institution, the aforesaid Specified
       Securities may have such features and attributes
       or any terms or combination of terms that provide
       for the tradability and free transferability
       thereof in accordance with the prevailing practices
       in the capital markets including but not limited
       to the terms and conditions for issue of additional
       Specified Securities and the subject to applicable
       laws, regulations and guidelines in its absolute
       discretion in such manner as it may deem fit,
       to dispose of such Specified Securities that
       are not subscribed; for the purpose of giving
       effect to the above resolutions, to do all
       such acts, deeds, matters and things including
       but not limited to finalization and approval
       of the preliminary as well as final offer document(s),
       determining the form and manner of the issue,
       including the class of investors to whom the
       Specified Securities are to be issued and allotted,
       number of Specified Securities to be allotted,
       issue price, face value, premium amount on
       issue/conversion of Other Specified Securities,
       if any, rate of interest, execution of various
       transaction documents, creation of mortgage/charge
       in accordance with Section 293(1)(a) of the
       Companies Act, 1956, in respect of any Specified
       Securities, either on pari-passu basis or otherwise,
       as it may in its absolute discretion deem fit
       and to settle all questions, difficulties or
       doubts that may arise in regard to the issue,
       offer or allotment of Specified Securities
       and utilization of the issue proceeds as it
       may in its absolute discretion deem fit without
       being required to seek any further consent
       or approval of the Members or otherwise to
       the end and intent that the members shall be
       deemed to have given their approval thereto
       expressly by the authority of this resolution;
       to appoint such consultants, lead managers,
       underwriters, guarantors, depositories, custodians,
       registrars, trustees, bankers, lawyers, underwriters,
       merchant bankers and any other advisors and
       professionals and intermediaries as may be
       required and to pay them such fees, commission
       and other expenses as it deems fit and entering
       into or execution of all such agreements/arrangements/MoUs/documents with any such agencies, listing of the Specified
       Securities and the Equity Shares to be issued
       on conversion of the Other Specified Securities,
       if any on any Stock Exchanges, authorize any
       Director(s) or any Officer(s) of the Company
       to sign for and on behalf of the Company the
       offer document(s), agreement(s), arrangement(s),
       application(s)..contd

       contd..authority letter(s), or any other related          Non-Voting    No vote
       paper(s)/document(s), give any undertaking(s),
       affidavit(s), certificate(s), declaration(s)
       as he may in his absolute discretion deem fit
       including the authority to amend or modify
       the aforesaid document(s); to delegate all
       or any of the powers herein conferred to any
       committee of the Directors or the Chief Executive
       Officer or any Executive Director or the Directors
       or any other officer or officers of the Company
       to give effect to the aforesaid resolution




--------------------------------------------------------------------------------------------------------------------------
 INDIABULLS SECS LTD                                                                         Agenda Number:  701682759
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3912B109
    Meeting Type:  AGM
    Meeting Date:  05-Sep-2008
          Ticker:
            ISIN:  INE274G01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, profit and loss account
       for the YE on that date, the reports of the
       Board of Directors and the Auditors thereon

2.     Declare a dividend on Equity Shares for the               Mgmt          For                            For
       YE 31 MAR 2008

3.     Re-appoint Mr. Aishwarya Katoch as a Director,            Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Ashok Sharma as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Appoint M/s. Deloitte Haskins & Sells, Chartered          Mgmt          For                            For
       Accountants, as the Auditors of the Company,
       to hold office as such, from the conclusion
       of this AGM until the conclusion of the AGM
       of the Company on such remuneration as may
       be fixed by the Board of Directors

6.     Appoint Mr. Saurabh K. Mittal as a Director               Mgmt          For                            For
       of the Company, not liable to retire by rotation

7.     Appoint Mr. Karan Singh as a Director of the              Mgmt          For                            For
       Company, liable to retire by rotation

8.     Appoint Mr. Prem Prakash Mirdha as a Director             Mgmt          For                            For
       of the Company, liable to retire by rotation

9.     Appoint Brig. Labh Singh Sitara as a Director             Mgmt          For                            For
       of the Company, liable to retire by rotation

S.10   Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 372 A
       and other applicable provisions, if any, of
       the Companies Act, 1956 [including any statutory
       modification(s) or re-enactment thereof, for
       the time being in force] and subject to such
       other approval(s) of regulatory authorities,
       wherever necessary, to invest the Company's
       funds to acquire by way of subscription, purchase
       or otherwise, the securities of the Companies
       from time to time in one or more tranches up
       to an aggregate sum of INR 1,000 crore in each
       of these Companies, on such terms and conditions
       as may be considered expedient in the interest
       of the Company: Devata Tradelink Limited, India
       Ethanol and Sugar Limited, notwithstanding
       that the aggregate of loans and investments
       so far made to/in or to be made to/in or guarantees
       or securities so far given or to be given to
       all bodies Corporate may exceed the limits
       prescribed under the said Section or any modification
       or re-enactment thereof; and on behalf of the
       Company to negotiate the terms and conditions,
       sign and execute all such deeds, applications,
       documents, agreements and writings and generally
       to do all such acts, deeds and things that
       may be necessary, proper, expedient or incidental
       to the purpose

S.11   Amend, in accordance with the provisions of               Mgmt          For                            For
       the SEBI [Employee Stock Option Scheme and
       Employee Stock Purchase Scheme] Guidelines,
       1999, in respect of the Options granted by
       the Company to its employees, Clause 3.11 of
       the Stock Option Scheme of the Company - Employees
       Stock Option Scheme 2007 [ESOS-2007], thereby
       enhancing the exercise period of the options
       granted under ESOS 2007 from 90 days to 5 years
       and accordingly Clause 3.11 shall henceforth
       be read as under: 3.11 Exercise Period - is
       a period of 5 years, within which the Options
       Vested in any Eligible Employee, have to be
       exercised; the period of 90 days wherever it
       appears in the scheme with respect to the exercise
       period, to replace with the period of 5 years;
       and authorize the Board of Directors of the
       Company including the Compensation Committee
       of the Board to do all such acts, matters,
       deeds and things necessary or desirable in
       connection with or incidental to giving effect
       to the above resolutions and to notify and
       make all applications and filings, to the authorities
       and to such other persons as may be necessary
       in relation to the same

S.12   Amend, in accordance with the provisions of               Mgmt          For                            For
       the SEBI [Employee Stock Option Scheme and
       Employee Stock Purchase Scheme] Guidelines,
       1999, in respect of the options granted by
       the Company to employees of its Subsidiary
       Companies, Clause 3.11 of the stock option
       scheme of the Company-Employees Stock Option
       Scheme 2007[ESOS-2007], thereby enhancing the
       exercise period of the options granted under:
       ESOS-2007 from 90 days to 5 year and accordingly
       Clause 3.11 shall henceforth be read as under:
       3.11 Exercise Period - is a period of 5 year
       within which the options vested in any eligible
       employee, have to be exercised; the period
       90 days wherever it appears in the scheme with
       respect to the exercise period, to replace
       with the period of 5 years; and authorize the
       Board Directors of the Company including the
       Compensation Committee of the Board to do all
       such acts, matters, deeds and things necessary
       or desirable in connection with or incidental
       to giving effect to the above resolution and
       to notify and make all applications and filings
       to the authorities and to such other persons
       as need be necessary in relation to the same




--------------------------------------------------------------------------------------------------------------------------
 INDIABULLS SECS LTD                                                                         Agenda Number:  701791902
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3912B109
    Meeting Type:  OTH
    Meeting Date:  17-Jan-2009
          Ticker:
            ISIN:  INE274G01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTIONS
       S.1, S.2 AND S.3. THANK YOU.

S.1    Approve the cancellation and withdrawal of existing       Mgmt          For                            For
       Employees Stock Option Scheme of the Company
       titled 'Employees Stock Option Scheme- 2007'
       covering 1,50,00,000 stock options

S.2    Authorize the Board of Directors [hereinafter             Mgmt          For                            For
       referred to as the Board]: pursuant to the
       provisions of Section 81 [1A] and all other
       applicable provisions, if any, of the Companies
       Act, 1956, the provisions of Securities and
       Exchange Board of India [Employee Stock Option
       Scheme and Employee Stock Purchase Scheme]
       guidelines, 1999 [ESOS Guidelines] including
       any statutory modification[s] or re-enactment[s]
       thereof, the Memorandum and Articles of Association
       of the Company and subject to such other approvals,
       consents, permissions and sanctions as may
       be required from appropriate authorities and
       subject to such conditions or modifications
       as may be prescribed, imposed or suggested
       by any of them while granting such approvals,
       consents, permissions or sanctions which may
       be agreed to be the Board of Directors, to
       create, issue, offer and allot at any time
       to or to the benefit of such person[s] who
       are in permanent employment of the Company,
       including any Director, whether whole-time
       or otherwise [except the promoter Directors
       of the Company, or any other Director holding,
       directly or indirectly, more than 10% of the
       outstanding Equity Shares of the Company],
       under the Employee Stock Option Scheme titled
       'Indiabulls Securities Limited Employee Stock
       Option Scheme- 2008', [hereinafter referred
       to as the 'IBSI ESOP- 2008' or 'Scheme'], 2,00,00,000
       Equity Options entitling the option holders
       to purchase an equivalent number of equity
       shares of face value INR 2 each of the Company,
       at such price, in one or more tranches, and
       on such terms and conditions as my be decided
       by the Board under 'IBSL ESOP- 2008' and/or
       amendments thereto and as allowed under prevailing
       laws, rules and regulations and/or amendments
       thereto, from time to time; the new equity
       shares to be issued and allotted by the Company
       in the manner aforesaid shall rank pari passu,
       in all respects with the then existing equity
       shares of the Company and be listed with the
       stock exchange[s] where the existing equity
       shares of the Company are listed; for the purposes
       of giving effect to any creation, offer, issue,
       allotment or listing of the securities, on
       behalf of the Company to evolve, decide upon
       and bring into effect the Scheme and make modifications,
       changes, variations, alterations or revisions
       in the said Scheme from time to time as may
       be specified by the Board in its absolute discretion
       for such purposes, with power to settle any
       question, difficulties or doubts that may arise
       in this regard without requiring the Board
       to secure any further consent or approval of
       the Members of the Company

S.3    Authorize the Board of Directors [hereinafter             Mgmt          For                            For
       referred to as the Board]: pursuant to the
       provisions of Section 81 [1A] and all other
       applicable provisions, if any, of the Companies
       Act, 1956, the provisions of Securities and
       Exchange Board of India [Employee Stock Option
       Scheme and Employee Stock Purchase Scheme]
       guidelines, 1999 [ESOS Guidelines] including
       any statutory modification[s] or re-enactment[s]
       thereof, the Memorandum and Articles of Association
       of the Company and subject to such other approvals,
       consents, permissions and sanctions as may
       be required from appropriate authorities and
       subject to such conditions or modifications
       as may be prescribed, imposed or suggested
       by any of them while granting such approvals,
       consents, permissions or sanctions which may
       be agreed to be the Board of Directors, to
       extend the benefits of 'IBSI ESOP- 2008' proposed
       in the resolution S.2, to or for the benefit
       of Employees of the Company's subsidiaries,
       including Directors [except the Promoter Directors
       or any Director holding, directly or indirectly,
       more than 10% of the outstanding Equity Shares
       of the Company], of such subsidiary Companies
       and on such terms and conditions as may be
       decided by the Board under 'IBSL ESOP- 2008
       and/or amendments thereto and as allowed under
       prevailing laws, rules and regulations and/or
       amendments thereto from time to time; and for
       the purposes of giving effect to any creation,
       offer, issue, allotment or listing of the securities,
       on behalf of the Company to evolve, decide
       upon and bring into effect the Scheme and make
       modifications, changes, variations, alterations
       or revisions in the said Scheme from time to
       time as may be specified by the Board in its
       absolute discretion for such purposes, with
       power to settle any question, difficulties
       or doubts that may arise in this regard without
       requiring the Board to secure any further consent
       or approval of the members of the Company




--------------------------------------------------------------------------------------------------------------------------
 INDIABULLS SECS LTD                                                                         Agenda Number:  701818138
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3912B109
    Meeting Type:  OTH
    Meeting Date:  05-Mar-2009
          Ticker:
            ISIN:  INE274G01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       533937 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTION
       S.1. THANK YOU.

S.1    Authorize the Board, pursuant to Article 12               Mgmt          For                            For
       of the Articles of Association of the Company
       and in accordance with the provisions of Sections
       77A, 77B and all other applicable provisions,
       if any, of the Companies Act, 1956 [hereinafter
       referred as the Act] and the provisions contained
       in the Securities and Exchange Board of India
       [Buy-back of Securities] Regulations, 1998
       [hereinafter referred as the Regulations] [including
       any statutory modification[s] or re-enactment
       of the said Act or Rules framed thereunder
       from time to time or the Regulations for the
       time being in force] and subject to such approvals,
       permissions and sanctions as may be necessary
       and further subject to such conditions and
       modifications as may be prescribed or imposed
       while granting such approvals, permissions
       and sanctions which may be agreed to by the
       Board of Directors of the Company [hereinafter
       referred as the Board which expression shall
       be deemed to include a Committee thereto],
       to purchase or Buy-back its fully paid up equity
       shares of the face value of INR 2 each from
       the open market, through the stock exchanges,
       at a price not exceeding INR 33 per share [Maximum
       Price] up to or less than a maximum amount
       of INR 83,17,96,227, being 25% of the total
       paid-up equity capital and free reserves as
       per audited balance sheet for the YE 31 MAR
       2008 to be financed out of Company's Free Reserves
       and Surplus and balance in the Profit and Loss
       Account; to implement the Buy-back in one or
       more tranches, within a period of 12 months
       from the date of passing of this Resolution
       or as per the terms of the public announcement
       whichever is earlier or at a date to be determined
       by the Board in its absolute discretion, from
       the open market through the stock exchanges
       in such manner as may be prescribed in the
       Act and / or the Regulations and on such terms
       and conditions as the Board may from time to
       time in its absolute discretion deem fit; subject
       to the limits stipulated as aforesaid, to determine
       the aggregate amount to be utilized towards
       the Buy-back including the number of shares
       to be bought back, the specific price for individual
       transactions in the Buy-back and the time frame
       thereof for the closure of the Buy-back and
       completion of the modalities in this regard;
       nothing contained hereinabove shall confer
       any right on the part of any shareholder to
       offer and/or any obligation on the part of
       the Company to Buy-back any shares and/or impair
       any power of the Company or the Board to terminate
       any process in relation to such Buy-back, if
       so permissible by law; the Company shall not
       Buy-back the locked-in shares or other specified
       securities and non-transferable shares or other
       specified securities till the pendency of the
       lock-in or till the shares or other specified
       securities become transferable; the Buy-back
       of shares from the Non-Resident Indian shareholders,
       Overseas Corporate Bodies [OCBs] and Foreign
       Institutional Investors [FIIs] and/or shareholders
       of foreign nationality, if any, etc shall be
       subject to such further approvals as may be
       required including approvals, if any, from
       the Reserve Bank of India under the Foreign
       Exchange Management Act, 1999 and the Rules/Regulations
       framed thereunder; and to do all such acts,
       deeds, matters and things as it may in its
       absolute discretion deem necessary, expedient,
       usual or proper with regard to the implementation
       of Buy-back including: appointment of Merchant
       Bankers, Brokers, Solicitors, Registrars, Advertisement
       Agency, Bankers, Compliance Officer, Investor
       Service Centres, and other Advisors, Consultants
       or Representatives; to initiate all necessary
       actions for preparation of issue of public
       announcement; the filing of public announcement
       and also the certificates for declaration of
       solvency and all affidavits; the making of
       all the applications to the proper authorities
       for their requisite approvals; to initiate
       all necessary actions for preparation and issue
       of public announcements and filing thereof
       to SEBI Stock Exchange[s] and other authorities,
       filing of declaration of solvency certificate
       and filing of certificate of extinguishments
       and physical destruction of certificates and
       all other documents required to be filed in
       the above connection with the authorities concerned
       including, BSE, NSE, NSDL, CDSL and the Registrar
       of Companies, to settle all such questions,
       difficulties or doubts that may arise in relation
       to the implementation of the Buy-back, to do
       all such acts, deeds, matters and things as
       it may in its absolute discretion, deem necessary,
       expedient usual or proper for the buy back,
       ratify to determine the number of equity shares
       to be bought back, amount to be utilized towards
       the Buy-back, the price range of transactions
       in the Buy-back and the source, the mechanism
       and the time frame thereof, authorize any Director[s],
       Officer[s]/ authorized representative[s] /
       Committee of the Company to give effect to
       the aforesaid resolution or to accept any change[s]
       or modification[s] as may be suggested by the
       appropriate authorities or Advisors if any
       such delegation has already been made by the
       Board, to close the Buy-back of shares at such
       date as may be determined by the Board in its
       absolute discretion, after reaching the minimum
       number of shares to be bought back, irrespective
       of whether the maximum limit of Buy-back has
       or has not been reached, by giving an appropriate
       notice for such date and completing all formalities
       in this regard, in accordance with relevant
       laws and regulations; and authorize the Board,
       for the purpose of giving effect to this Resolution,
       to give such directions as may be necessary
       and to settle such questions/difficulties whatsoever
       including questions/difficulties in connection
       with any deceased or insolvent shareholder
       or in respect of any shares which are or may
       be subject to restraint by the court or other
       authority, as the case may be




--------------------------------------------------------------------------------------------------------------------------
 INDIAN HOTELS CO LTD, MUMBAI                                                                Agenda Number:  701671085
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3925F147
    Meeting Type:  AGM
    Meeting Date:  14-Aug-2008
          Ticker:
            ISIN:  INE053A01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as at that date together with the report
       of the Board of Directors and the Auditors
       thereon

2.     Approve the declaration and payment of an interim         Mgmt          For                            For
       dividend on ordinary shares

3.     Re-appoint Mr. R.K. Krishna Kumar as a Director,          Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Shapoor Mistry as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. K.B. Dadiseth as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309, 311 and such other applicable
       provisions, if any, of the Companies Act, 1956,
       read with Schedule XIII, the re-appointment
       and terms of remuneration of Mr. Raymond N.
       Bickson, as the Managing Director of the Company
       for a period of 5 years with effect from 19
       JUL 2008, upon the terms and conditions, including
       those relating to remuneration as specified,
       including the remuneration to be paid in the
       event of loss or inadequacy of profits in any
       FY, with liberty to the Directors to alter
       and vary the terms and conditions of the said
       re-appointment in such manner as may be agreed
       to between the Directors and Mr. Raymond Bickson,
       subject to such statutory approvals as may
       be necessary

7.     Appoint Mr. Anil P. Goel as a Director of the             Mgmt          For                            For
       Company

8.     Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309 and such other applicable provisions,
       if any, of the Companies Act 1956 read with
       Schedule XIII, the appointment and terms of
       remuneration of Mr. Anil P. Goel, as a Whole-time
       Director of the Company for a period of 5 years
       with effect from 17 MAR 2008, upon the terms
       and conditions, including those relating to
       remuneration as specified, including the remuneration
       to be paid in the event of loss or inadequacy
       of profits in any FY, with liberty to the Directors
       to alter and vary the terms and conditions
       of the said appointment in such manner as may
       be agreed to between the Directors and Mr.
       Anil P. Goel, subject to such statutory approvals
       as may be necessary

9.     Appoint Mr. Abhijit Mukerji as a Director of              Mgmt          For                            For
       the Company

10.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309 and such other applicable provisions,
       if any, of the Companies Act 1956 read with
       Schedule XIII, the Company the appointment
       and terms of remuneration of Mr. Abhijit Mukerji,
       as a Whole-time Director of the Company for
       a period of 5 years with effect from 17 MAR
       2008, upon the terms and conditions, including
       those relating to remuneration as specified,
       including the remuneration to be paid in the
       event of loss or inadequacy of profits in any
       FY, with liberty to the Directors to alter
       and vary the terms and conditions of the said
       appointment in such manner as may be agreed
       to between the Directors and Mr. Abhijit Mukerji,
       subject to such statutory approvals as may
       be necessary

S.11   Re-appoint M/s. Deloitte Haskins & Sells, Chartered       Mgmt          For                            For
       Accountants and M/s. N.M. Raiji & Company,
       Chartered Accountant as the Joint Auditors
       of the Company pursuant to the provisions of
       Section 224, 224A, 225 and other applicable
       provisions, if any, of the Companies Act 1956,
       to hold office from the conclusion of this
       meeting until the conclusion of the next AGM
       of the Company to audit the Books of account
       of the Company for the FY 2008-2009 on such
       remuneration as may be mutually agreed upon
       between the Board of Directors of the Company
       and the Auditors, plus reimbursement of service
       tax, out-of-pocket and traveling expenses actually
       incurred by them in connection with the audit




--------------------------------------------------------------------------------------------------------------------------
 INDIAN OIL CORP LTD                                                                         Agenda Number:  701692433
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3925Y112
    Meeting Type:  AGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  INE242A01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008 and the balance
       sheet as on that date together with the reports
       of the Directors and the Auditors thereon

2.     Declare the dividend for the year 2007-2008               Mgmt          For                            For

3.     Re-appoint Shri V. C. Agrawal as a Director,              Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri G. C. Daga as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Re-appoint Shri P. K. Sinha as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Appoint Shri Anees Noorani as a Director of               Mgmt          For                            For
       the Company, liable to retire by rotation

7.     Appoint Dr. [Smt]. Indu Shahani as a Director             Mgmt          For                            For
       of the Company, liable to retire by rotataion

8.     Appoint Prof. Gautam Barua as a Director of               Mgmt          For                            For
       the Company, liable to retire by rotataion

9.     Appoint Shri Michael Bastian as a Director of             Mgmt          For                            For
       the Company, liable to retire by rotation

10.    Appoint Shri N. K. Poddar as a Director of the            Mgmt          For                            For
       Company, liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 INDOFOOD SUKSES MAKMUR TBK                                                                  Agenda Number:  701771912
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7128X128
    Meeting Type:  EGM
    Meeting Date:  05-Dec-2008
          Ticker:
            ISIN:  ID1000057003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the proposed transactions which consist           Mgmt          For                            For
       of the acquisition of entire shares capital
       of Drayton Pte. Ltd., [Drayton] and assignment
       of the outstanding non-interest bearing loan
       received by Drayton from Pastilla Investment
       Limited to the Company




--------------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED                                             Agenda Number:  701728846
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV10686
    Meeting Type:  EGM
    Meeting Date:  27-Oct-2008
          Ticker:
            ISIN:  CNE1000003G1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 506086 DUE TO DELETION OF RESOLUTIONS .
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Appoint Mr. Jiang Jianqing as an Executive Director       Mgmt          For                            For
       of the Bank

2.     Appoint Mr. Yang Kaisheng as an Executive Director        Mgmt          For                            For
       of the Bank

3.     Appoint Mr. Zhang Furong as an Executive Director         Mgmt          For                            For
       of the Bank

4.     Appoint Mr. Niu Ximing as an Executive Director           Mgmt          For                            For
       of the Bank

5.     Appoint Mr. Leung Kam Chung, Antony as an Independent     Mgmt          For                            For
       Non-Executive Director of the Bank

6.     Appoint Mr. John L. Thornton as an Independent            Mgmt          For                            For
       Non-Executive Director of the Bank

7.     Appoint Mr. Qian Yingyi as an Independent Non-Executive   Mgmt          For                            For
       Director of the Bank

8.     Appoint Mr. Wong Kwong Shing, Frank as an Independent     Mgmt          For                            For
       Non-Executive Director of the Bank

9.     Appoint Mr. Huan Huiwu as a Non-Executive Director        Shr           For
       of the Bank

10.    Appoint Mr. Gao Jianhong as a Non-Executive               Shr           For
       Director of the Bank

11.    Appoint Ms. Li Chunxiang as a Non-Executive               Shr           For
       Director of the Bank

12.    Appoint Mr. Li Jun as a Non-Executive Director            Shr           For
       of the Bank

13.    Appoint Mr. Li Xiwen as a Non-Executive Director          Shr           For
       of the Bank

14.    Appoint Mr. Wei Fusheng as a Non-Executive Director       Shr           For
       of the Bank

15.    Appoint Ms. Wang Chixi as a shareholder Supervisor        Mgmt          For                            For
       of the Bank

S.16   Approve to issue the subordinated bonds in an             Mgmt          For                            For
       amount of not exceeding RMB 100 billion and
       with maturities of not less than 5 years by
       the bank in different series by the end of
       2011 in order to increase the supplementary
       capital; authorize the Board of Directors of
       the Bank to determine the key matters in relation
       to the different series of the bonds including
       the timing of the issue, the issue size, the
       bond maturity, the interest rates, the issue
       price, the target subscribers, the method of
       issue [in both the PRC and Hong Kong] and the
       terms of repayment according to the specific
       circumstances, to execute relevant documents
       and to attend to the handling procedures including
       the application and approval procedures in
       relation to the issue of the subordinated bonds
       with the relevant regulatory authorities and
       the Board can be further delegated by the Board
       of Directors of the Bank to the president of
       the Bank this resolution shall be effective
       from the date of the passing of this resolution
       until 31 DEC 2011




--------------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED                                             Agenda Number:  701954718
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV10686
    Meeting Type:  AGM
    Meeting Date:  25-May-2009
          Ticker:
            ISIN:  CNE1000003G1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 571675 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 2008 work report of the Board of              Mgmt          For                            For
       Directors of the Bank

2.     Approve the 2008 work report of the Board of              Mgmt          For                            For
       Supervisors of the Bank

3.     Approve the Bank's 2008 audited accounts                  Mgmt          For                            For

4.     Approve the Bank's 2008 Profit Distribution               Mgmt          For                            For
       Plan

5.     Approve the Bank's 2009 fixed assets investment           Mgmt          For                            For
       budget

6.     Re-appoint Ernst & Young as the International             Mgmt          For                            For
       Auditors of the Bank for 2009 for the term
       from the passing this until the conclusion
       of the next AGM and approve to fix the aggregate
       Audit fees for 2009 at RMB 153 million

7.     Approve the remuneration calculations for the             Mgmt          For                            For
       Directors and the Supervisors of the Bank for
       2008

S.8    Amend the Articles of Association of Industrial           Mgmt          For                            For
       and Commercial Bank of China Limited as specified
       and authorize the Board of Directors of the
       Bank to make amendments to the Articles of
       Association of the Bank which may be necessary
       as China Banking Regulatory Commission and
       other regulatory authorities may require

9.     Amend the Rules of Procedures for Shareholders'           Mgmt          For                            For
       general meeting of Industrial and Commercial
       Bank of China Limited as specified and authorize
       the Board of Directors of the Bank to make
       corresponding amendments to the rules of procedures
       for the shareholders general meeting pursuant
       to the Articles of Association of the Bank
       as finally approved

10.    Amend the Rules of Procedures for the Board               Mgmt          For                            For
       of Directors of Industrial and Commercial Bank
       of China Limited as specified and authorize
       the Board of Directors of the Bank to make
       corresponding amendments to the rules of procedures
       for the Board of Directors pursuant to the
       Articles of Association of the Bank as finally
       approved

11.    Amend the Rules of Procedures for the Board               Mgmt          For                            For
       of Supervisors of Industrial and Commercial
       Bank of China Limited as specified and authorize
       the Board of Supervisors of the Bank to make
       corresponding amendments to the rules of procedures
       for the Board of Supervisors pursuant to the
       Articles of Association of the Bank as finally
       approved

12.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           For                            Against
       PROPOSAL: Appoint Ms. Dong Juan as an External
       Supervisor of the Bank

13.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           For                            Against
       PROPOSAL: Appoint Mr. Meng Yan as an External
       Supervisor of the Bank

       To listen to the 2008 work report of the Independent      Non-Voting    No vote
       Directors of the bank

       To listen to the report on the implementation             Non-Voting    No vote
       of the rules of authorization to the Board
       of Directors of the Bank by the Shareholders




--------------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL BANK OF KOREA, SEOUL                                                             Agenda Number:  701833647
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3994L108
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7024110009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

4.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL HOLDING BULGARIA  PLC                                                            Agenda Number:  701912683
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3748M106
    Meeting Type:  EGM
    Meeting Date:  07-May-2009
          Ticker:
            ISIN:  BG1100019980
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       22 MAY 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Elect Messrs. Snezhana Ilieva Hristova, Maxim             Mgmt          For                            For
       Stanev Sirakov and Boryana Vladimirova Dimova
       for members of the Audit Committee with term
       of service of 3 years; on the grounds of Article
       40a, Para 2 of the Independent Financial Audit
       Act the General meeting of the shareholders
       defines the number of the members of the Audit
       Committee to 3 members and the remuneration
       of the Members of the Audit Committee

2.     Authorize the Managing Board to conclude a transaction    Mgmt          For                            For
       within the meaning of Art.114 of the Public
       Offering of Securities Act, on the grounds
       of a detailed report prepared by the Managing
       Board in compliance with Art.114a of the Public
       Offering of Securities Act: issuance of a corporate
       guarantee - in the form of a warranty for Bulyard
       Shipbuilding Industry EAD, town of Varna under
       Agreement for bank credit under condition for
       undertaking credit liabilities in the form
       of bank guarantees and documentary letters
       of credit signed by Bulyard Shipbuilding Industry
       EAD, town of Varna and UniCredit Bulbank AD,
       town of Sofia having the following basic parameters:
       a/ aim: credit liabilities in the form of three
       bank guarantees for repayment of advance payments
       due under the terms and conditions of contract
       for shipbuilding of a vessel having building
       No. 103 and all annexes thereto signed by Bulyard
       Shipbuilding Industry EAD, town of Varna and
       Diller Shipping and Trading Inc., Turkey, with
       beneficiary Diller Shipping and Trading Inc.,
       Turkey; b/ credit limit: up to USD 27, 589.060;
       c/ term for issuance of the bank guarantees:
       not later than 03 OCT 2011. Against provision
       of the corporate guarantee Bulyard Shipbuilding
       Industry EAD, town of Varna shall pay to Industrial
       Holding Bulgaria AD remuneration to the amount
       of 1% annually over the actual amount of the
       corporate guarantee provided. In order to secure
       the corporate guarantee Bulyard Shipbuilding
       Industry EAD, town of Varna shall provide in
       favor of the Company acceptable real estate
       securities; mortgages over real estates up
       to a total amount of 120% of the value of corporate
       guarantee provided; and to negotiate by its
       own all other parameters of the transactions
       on item 1 above in the range of above said
       stated conditions




--------------------------------------------------------------------------------------------------------------------------
 INDUSTRIAS CH SAB DE CV                                                                     Agenda Number:  701908177
--------------------------------------------------------------------------------------------------------------------------
        Security:  P52413138
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MXP524131127
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Receive the report from the Chief Executive               Mgmt          For                            For
       Officer of the group, report from the Board
       of Directors, presentation of the individual
       and consolidated financial statements of Industrias
       C.H., S.A.B. De C.V., for the 2008 FY and report
       of purchase and placement transactions with
       the Company's own shares, report from the audit
       and Corporate practices Committee, report on
       compliance with tax obligations; resolutions
       regarding the information presented and the
       activity of the Board of Directors

II.    Approve the allocation of profit, and definition          Mgmt          For                            For
       of the amount of funds that may be allocated
       to the purchase of the Company's own shares
       during the current FY

III.   Appoint the Members who will make up the Board            Mgmt          For                            For
       of Directors, the Executive Committee, of those
       who will make up the audit and Corporate Practices
       Committee, of the secretary, as well as the
       determination of their remuneration

IV.    Approve the designation of delegates who will             Mgmt          For                            For
       carry out the resolutions passed by this meeting
       and if relevant formalize them as appropriate




--------------------------------------------------------------------------------------------------------------------------
 INDUSTRIAS PENOLES SAB DE CV                                                                Agenda Number:  701810485
--------------------------------------------------------------------------------------------------------------------------
        Security:  P55409141
    Meeting Type:  OGM
    Meeting Date:  24-Feb-2009
          Ticker:
            ISIN:  MXP554091415
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the reports that are referred to in               Mgmt          For                            For
       Article 28, Part IV of the Securities Market
       Law including financial statements from the
       fiscal year that ended on 31 DEC 2008, as well
       as the report regarding the fulfillment of
       the fiscal obligations of the Company

2.     Approve the allocation of results                         Mgmt          For                            For

3.     Approve to allocate the amount to purchase of             Mgmt          For                            For
       own shares in accordance with that which is
       provided for in a Article 56 Part IV of the
       Securities Market Law

4.     Ratify the remuneration of the Members of the             Mgmt          For                            For
       Board of Directors of the Company

5.     Ratify the Chairperson of the Audit and Corporate         Mgmt          For                            For
       Practices Committee

6.     Approve the designation of special delegates              Mgmt          For                            For
       from the meeting




--------------------------------------------------------------------------------------------------------------------------
 INFOSYS TECHNOLOGIES LTD, BANGALORE                                                         Agenda Number:  701985270
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4082C133
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2009
          Ticker:
            ISIN:  INE009A01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2009, the profit and loss account for the
       YE on that date and the report of the Directors
       and the Auditors thereon

2.     Declare a final dividend for the FYE 31 MAR               Mgmt          For                            For
       2009

3.     Re-appoint Mr. Deepak M. Satwalekar as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Dr. Omkar Goswami as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Rama Bijapurkar as a Director,             Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Mr. David L. Boyles as a Director,             Mgmt          For                            For
       who retires by rotation

7.     Re-appoint Professor Jeffrey S. Lehman as a               Mgmt          For                            For
       Director, who retires by rotation

8.     Re-appoint M/s. BSR & Co. Chartered Accountants           Mgmt          For                            For
       as the Auditors of the Company to hold office
       from the conclusion of this AGM to the conclusion
       of the next AGM on such remuneration as may
       be determined by the Board of Directors in
       consultation with the Auditors, which remuneration
       may be paid on a progressive billing basis
       to be agreed between the Auditors and the Board
       of Directors

9.     Appoint Mr. K. V. Kamath as Director of the               Mgmt          For                            For
       Company, liable to retire by rotation and who
       holds office until the date of the AGM, pursuant
       to Section 260 of the Companies Act, 1956,
       and the Article of the Articles of Association
       of the Company, and in respect of whom the
       Company has received a notice from a Member
       under Section 257 of the Companies Act, 1956
       proposing his candidature




--------------------------------------------------------------------------------------------------------------------------
 INFRASTRUCTURE DEVELOPMENT FINANCE CO LTD                                                   Agenda Number:  701654673
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40805114
    Meeting Type:  AGM
    Meeting Date:  18-Jul-2008
          Ticker:
            ISIN:  INE043D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit & loss account,
       the cash flow statement for the YE 31 MAR 2008
       the reports of the Directors' and the Auditors
       thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. Dimitris Tsitsiragos as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Dr. Omkar Goswami as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Shardul Shroff as a Director,              Mgmt          For                            For
       who retires by rotation

S.6    Appoint, pursuant to the provisions of Sections           Mgmt          For                            For
       224, 224A and other applicable provisions,
       if any of the Companies Act, 1956, M/s. Deloitte
       Haskins & Sells, Chartered Accountants as the
       Auditor of the Company to hold office from
       the conclusion of this AGM up to the conclusion
       of the next AGM of the Company, and authorize
       the Board of Directors of the Company to fix
       the remuneration based on the recommendation
       of the Audit Committee, in addition to reimbursement
       of all out-of-pocket expenses in connection
       with the audit of the accounts of the Company
       for the YE 31 MAR 2009

7.     Appoint Mr. Arun Ramanathan as a Director of              Mgmt          For                            For
       the Company and who shall be subject to retire
       by rotation, under the provisions of Section
       257 of the Companies Act 1956

8.     Appoint Mr. Abdul Rahim Abu Bakar as a Director           Mgmt          For                            For
       of the Company and who shall be subject to
       retire by rotation, under the provisions of
       Section 257 of the Companies Act 1956

S.9    Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Section 309 and other applicable provisions,
       if any, of the Companies Act, 1956 and Article
       132 of the Articles of Association of the Company,
       to the payment of remuneration by the way of
       commission or otherwise not exceeding 1% of
       the net profits of the Company, to be paid
       to and distributed amongst the Directors of
       the Company or some or any of them (other than
       Managing and Whole-time Directors) as may be
       decided by the Board of Directors or a Committee
       thereof from time to time, for a period of
       5 years commencing from 01 APR 2008 to 31 MAR
       2013, and such payment be made out of profits
       of the Company calculated in accordance with
       the provisions of Sections 198, 349 and 350
       of the Companies Act, 1956 for each corresponding
       year

10.    Approve the partial modification of the Resolution        Mgmt          For                            For
       passed by the Members at their EGM held on
       09 MAY 2005, vide Item No.4 of the Notice convening
       that Meeting, relating to the appointment and
       payment of remuneration to Dr. Rajiv B. Lall
       as the Managing Director & Chief Executive
       Officer, the basic salary range of Dr. Rajiv
       B. Lall, effective 01 APR 2008, be revised
       to INR 2,00,000 to INR 6,00,000 per month and
       other terms and conditions of the appointment
       remaining the same; and authorize the Board
       or Compensation Committee to decide the remuneration
       (salary, perquisites and bonus) payable to
       Dr. Rajiv B. Lall, on the same terms as approved
       by the Members at their EGM held on 09 MAY
       2005, revised and modified as above, subject
       to such approvals as may be required

S.11   Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 81 (1A)
       and other applicable provisions of the Companies
       Act, 1956, Memorandum and Articles of Association
       of the Company and the Regulation/Guidelines
       prescribed by the Securities and Exchange Board
       of India, the Reserve Bank of India or any
       other relevant authority, from time to time,
       to the extent applicable and subject to such
       approvals, consents, permissions and sanctions
       as may be necessary and subject to such conditions
       and modifications as may be prescribed by them
       while granting such approvals, consents, permissions,
       authority and sanctions, (hereinafter referred
       to as the Board which term shall be deemed
       to include any Committee constituted/to be
       constituted by the Board to exercise its powers
       including the powers conferred by this Resolution]
       to create, issue, offer and allot, directly
       or indirectly to or for the benefit of such
       person(s) as are in the permanent employment
       of the Company or who are Directors of the
       Company, at any time equity shares and/or securities
       convertible into equity shares at such price,
       in such manner, during such period, in one
       or more tranches and on such terms and conditions
       as the Board may decide prior to the issue
       and offer thereof, for, or which upon exercise
       or conversion could give rise to the issue
       of a number of equity shares not exceeding
       in aggregate, 5% (including equity shares to
       be issued in terms of Resolution passed at
       the AGM held on 02 AUG 2006) of the aggregate
       of the number of issued equity shares of the
       Company, from time to time, under IDFC Employees
       Stock Option Scheme 2007 (ESOS - 2007), or
       any modifications thereof; approve that the
       benefits of ESOS-2007 be extended to the eligible
       employees and Directors of one or more subsidiary
       Companies of the Company on such terms arid
       conditions as may be decided by the Board and
       subject to the terms stated herein, the equity
       shares allotted pursuant to the aforesaid Resolution
       shall rank pari-passu inter se as also with
       the then existing equity shares of the Company;
       the Board, for the purpose of giving effect
       to any creation, offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as specified, to do
       all such acts; deeds, matters and things as
       it may, in its absolute discretion, deem necessary
       or desirable for such purpose, and with power
       on behalf of the Company to settle all questions,
       difficulties or doubts that may arise in regard
       to such issue(s) or allotment(s) (including
       to amend or modify any of the terms of such
       issue or allotment), as it may, in its absolute
       discretion deem fit, without being required
       to seek any further consent or approval of
       the Members; and to vary or modify the terms
       of ESOS-2007 in accordance with any guidelines
       or regulations that may be issued, from time
       to time, by any appropriate authority; to delegate
       all or any of the powers herein conferred to
       any Committee of Directors, or anyone or more
       of the Wholetime Director(s) of the Company

12.    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to all applicable provisions, if any,
       of the Companies Act 1956, and all other applicable
       Rules, Regulations, Guidelines and Laws (including
       any statutory modification or re-enactment
       thereof for the time being in force) (hereinafter
       referred to as the Board which shall include
       any Committee constituted/ to be constituted
       by the Board to exercise its powers including
       powers conferred by this Resolution) to sell,
       transfer, assign or otherwise dispose of all
       or some of the shares held by the Company in
       one or more of its subsidiary companies to
       any other subsidiary Company(ies) of the Company
       on such terms and conditions as may be approved
       to by the Board and the Board of the Company
       to finalize the process/documents to transfer/sell/assign
       the said shares and to do all such acts, deeds,
       matters and things as may be deemed necessary
       or expedient for giving effect to this Resolution

S.13   Amend, pursuant to provisions of Section 31               Mgmt          For                            For
       and all other applicable provisions, if any,
       of the Companies Act,1956 (including any statutory
       modification(s) and re-enactment thereof for
       the time being in force) and provisions of
       other statutes, as applicable and subject to
       such other approvals, consents, permissions,
       and sanctions as may be necessary from appropriate
       authorities, the Articles 94, 124 and 148A
       of the Articles of Association of the Company,
       as specified; and authorize the Board of Directors
       (hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       constituted/to be constituted by the Board
       to exercise its powers including the powers
       conferred by this Resolution) to do all such
       acts, deeds, matters and things as may be deemed
       necessary or expedient for giving effect to
       this Resolution

S.14   Authorize the Board, pursuant to Section 81(1A)           Mgmt          For                            For
       and all other applicable provisions of the
       Companies Act, 1956 (including any statutory
       modification or re-enactment thereof, for the
       time being in force) and enabling provisions
       of the Memorandum and Articles of Association
       of the Company and the Listing Agreements entered
       into by the Company with the stock exchanges
       where the securities of the Company are listed
       and subject to any guidelines, regulations,
       approval, consent, permission or sanction of
       the Central Government, Reserve Bank of India,
       Securities and Exchange Board of India and
       any other appropriate authorities, institutions
       or Bodies (hereinafter collectively referred
       to as the appropriate authorities), and subject
       to such conditions and modifications, as may
       be prescribed by any one of them while granting
       any such approval, consent, permission, and/or
       sanction (hereinafter referred to as the requisite
       approvals), which may be agreed to by the Board
       of Directors of the Company (hereinafter called
       the Board which term shall be deemed to include
       any Committee which the Board may have constituted
       or hereinafter constitute to exercise its powers
       including the power conferred by this Resolution),
       to issue, offer and allot, equity shares/preference
       shares whether Cumulative or Non-Cumulative/Redeemable/Convertible at the option of the Company and/or at the
       option of the holders of the security and/or
       securities linked to equity shares/preference
       shares and/or any instrument or securities
       representing convertible securities such as
       convertible debentures, bonds or warrants convertible
       into equity shares/preference shares (hereinafter
       referred to as Securities) to be subscribed
       by foreign investors/institutions and/or corporate
       bodies/entities including mutual funds, banks,
       insurance Companies, trusts and/or individuals
       or otherwise, whether or not such persons/entities/investors are Members of the Company, whether in Indian
       currency or foreign currency, such issue and
       allotment shall be made at such time or times
       in one or more tranche or tranches, at par
       or at such price or prices and on such terms
       and conditions in such manner as the Board
       may, in its absolute discretion think fit or
       in consultation with the Lead Managers, Underwriters,
       Advisors or other intermediaries; provided
       however that the aggregate amount raised shall
       not exceed INR 3,150 crore (equivalent to USD
       750 million); the Board, for the purpose of
       giving effect to this resolution, in consultation
       with the Lead Managers, Underwriters, Advisors,
       Merchant Bankers and/or other persons as appointed
       by the Company, to determine the form, terms
       and timing of the issue(s)/offering(s), including
       the investors to whom the Securities are to
       be allotted, issue price, face value, number
       of equity shares or other securities upon conversion
       or redemption or cancellation of the Securities,
       the price, premium or discount on issue/conversion
       of securities, rate of interest, period of
       conversion or variation of the price or period
       of conversion, listing on 1 or more stock exchanges
       in India and/or abroad and fixing of record
       date or book closure and related or incidental
       matters, as the Board in its absolute discretion
       may deem fit and accept any modifications in
       the proposal as may be required by the authorities
       in such issues in India and/or abroad, to issue
       and allot such number of shares as may be required
       to be issued and allotted upon conversion,
       exchange, redemption or cancellation of any
       such securities referred to above or as may
       be in accordance with the terms of issue/offering
       in respect of such Securities and such shares
       shall rank pari passu with the existing shares
       of the Company in all respects except provided
       otherwise under the terms of issue/offering
       and in the prospectus/offering circular/offer
       letter/placement document and/or information
       memorandum; the Board or any Committee, for
       the purpose of giving effect to any issue or
       allotment of Securities or instruments representing
       the same, as specified, to do all such acts,
       deeds, matters and things as it may at its
       discretion deem necessary or desirable for
       such purpose, including without limitation
       the entering into of underwriting, marketing
       and depository arrangement and institution/trustees/agents and similar agreements and to remunerate the
       Managers, underwriters and all other agencies/intermediaries by way of commission, brokerage, fees and the
       like as may be involved or connected in such
       offerings of securities, with power on behalf
       of the Company to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment as it may in its absolute
       discretion deem fit; the Board to delegate
       all or any of the powers herein conferred to
       any Committee of Directors or the Managing
       Director or any Wholetime Director or any other
       officer or officers of the Company to give
       effect to the aforesaid Resolution




--------------------------------------------------------------------------------------------------------------------------
 ING BANK SLASKI S.A.                                                                        Agenda Number:  701838205
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0645S103
    Meeting Type:  AGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  PLBSK0000017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Opening of the general meeting                            Mgmt          No Action

2.     Elect the Chairperson of the general meeting              Mgmt          No Action

3.     Approve to state that a general meeting has               Mgmt          No Action
       been convened in compliance with the law and
       is capable of passing resolutions; presenting
       the agenda

4.     Approve the presenting reports by the bank authorities    Mgmt          No Action
       for 2008, including financial statements

5.a    Approve the financial statements of ING Bank              Mgmt          No Action
       Slaski SA for the year 2008

5.b    Approve the Management Board report on the operations     Mgmt          No Action
       of ING Bank Slaski SA for the year 2008

5.c    Approve the consolidated financial report of              Mgmt          No Action
       the Capital Group of ING bank Slaski SA for
       the year 2008

5.d    Approve the Management Board report on the operations     Mgmt          No Action
       of the Capital Group of ING bank Slaski SA
       for the year 2008

5.e    Approve the report on the application of corporate        Mgmt          No Action
       governance rules at ING bank

5.f    Acknowledge the fulfillment of duties to the              Mgmt          No Action
       Members of the Bank Management Board for the
       year 2008

5.g    Acknowledge the fulfillment of duties to the              Mgmt          No Action
       Members of Supervisory Board for the year 2008

5.h    Approve the distribution of profit for 2008               Mgmt          No Action

5.i    Amend the Charter of ING Bank Slaski SA as specified      Mgmt          No Action

5.j    Amend the Bylaw of the general meeting as specified       Mgmt          No Action

6.     Approve the changes in Supervisory Board composition      Mgmt          No Action

7.     Closing of the general meeting                            Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD                                               Agenda Number:  701648670
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40841119
    Meeting Type:  EGM
    Meeting Date:  08-Jul-2008
          Ticker:
            ISIN:  CNE000000J85
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to issue short-term financing bills               Mgmt          For                            For

2.     Approve the mutual guarantee with a Company               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD                                               Agenda Number:  701666630
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40841119
    Meeting Type:  EGM
    Meeting Date:  06-Aug-2008
          Ticker:
            ISIN:  CNE000000J85
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the agreement on mutual guarantee with            Mgmt          For                            For
       a Company




--------------------------------------------------------------------------------------------------------------------------
 INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD                                               Agenda Number:  701690009
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40841119
    Meeting Type:  EGM
    Meeting Date:  13-Sep-2008
          Ticker:
            ISIN:  CNE000000J85
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to change the use of proceeds raised              Mgmt          For                            For
       from issuance of detachable convertible bonds

2.     Approve to extend the period for mutual guarantee         Mgmt          For                            For
       with a Company




--------------------------------------------------------------------------------------------------------------------------
 INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD                                               Agenda Number:  701729963
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40841119
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2008
          Ticker:
            ISIN:  CNE000000J85
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 509242 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to adjust the structure of non-public             Mgmt          For                            For
       share offering

2.     Approve to provide Loan gurantee for a subsidiary         Mgmt          For                            For

3.     Approve to provide guarantee to a Company                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD                                               Agenda Number:  701787799
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40841119
    Meeting Type:  EGM
    Meeting Date:  26-Dec-2008
          Ticker:
            ISIN:  CNE000000J85
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 525407 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the continuing connected transaction              Mgmt          For                            For
       for 2008

2.     Appoint the Audit Firm for 2008 and approve               Mgmt          For                            For
       to confirm its audit fee

3.     Approve the loan guarantee for a subsidiary               Mgmt          For                            For

4.     Approve the loan guarantee for another subsidiary         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD                                               Agenda Number:  701787662
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40841119
    Meeting Type:  EGM
    Meeting Date:  31-Dec-2008
          Ticker:
            ISIN:  CNE000000J85
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the adjustment of project classification          Mgmt          For                            For
       and implementation order financed by proceeds
       from non-public offering




--------------------------------------------------------------------------------------------------------------------------
 INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD                                               Agenda Number:  701792853
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40841119
    Meeting Type:  EGM
    Meeting Date:  20-Jan-2009
          Ticker:
            ISIN:  CNE000000J85
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to provide loan guarantee for a subsidiary        Mgmt          For                            For

2.     Approve to provide business credit guarantee              Mgmt          For                            For
       for a subsidiary

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN METING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD                                               Agenda Number:  701952827
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40841119
    Meeting Type:  AGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  CNE000000J85
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 566838 DUE TO ADDITIONAL OF RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive the 2008 work report of the Board of              Mgmt          For                            For
       Directors

2.     Receive the 2008 work report of the Supervisory           Mgmt          For                            For
       Committee

3.     Receive the 2008 financial resolution report              Mgmt          For                            For

4.     Receive the 2008 annual report and its abstract           Mgmt          For                            For

5.     Approve the 2008 Profit Distribution Plan: cash           Mgmt          For                            For
       dividend/10 shares [Tax included]: CNY 1.0000;
       bonus issue from profit [share/10 shares]:
       none; bonus issue from capital reserve [share/10
       shares]: none

6.     Receive the 2009 first quarter report                     Mgmt          For                            For

7.     Amend the Company's rules over procedures for             Mgmt          For                            For
       the Board of Directors and work details of
       the Board Chairman

8.     Approve the loan guarantee for subsidiaries               Mgmt          For                            For

9.     Approve the loan guarantee for its another subsidiary     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD                                               Agenda Number:  701967145
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y40841119
    Meeting Type:  EGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  CNE000000J85
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the investment in a Company                       Mgmt          For                            For

2.     Approve the loan guarantee for its subsidiary             Mgmt          For                            For
       and its controlling subsidiary

3.     Approve the loan guarantee for a Company                  Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INSTITUT GRADEVINARSTVA HRVATSKE D.D., ZAGREB                                               Agenda Number:  701607559
--------------------------------------------------------------------------------------------------------------------------
        Security:  X39511104
    Meeting Type:  AGM
    Meeting Date:  14-Jul-2008
          Ticker:
            ISIN:  HRIGH0RA0006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial reports for 2007             Mgmt          For                            For
       established by Management and Supervisory Board,
       Auditors report, Management Board report on
       Company's position and Supervisory Board Report

2.     Approve the use of profit earned in 2007                  Mgmt          For                            For

3.     Approve the dividend payment                              Mgmt          For                            For

4.     Approve the reward for employees of Institut              Mgmt          For                            For
       Gradevinarstva Hrvatske D.D.

5.     Approve the changing and supplementation of               Mgmt          For                            For
       the Article 5 of Company's statute

6.     Approve the release of the Management Board               Mgmt          For                            For
       Members

7.     Approve the release of the Supervisory Board              Mgmt          For                            For
       Members

8.     Approve the recall of the Supervisory Board               Mgmt          For                            For
       Members due to mandate expiry

9.     Approve the number and elect the Supervisory              Mgmt          For                            For
       Board Members

10.    Approve the reward for Supervisory Board Members          Mgmt          For                            For

11.    Appoint the Auditors for 2008                             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INSTITUT GRADEVINARSTVA HRVATSKE D.D., ZAGREB                                               Agenda Number:  701801501
--------------------------------------------------------------------------------------------------------------------------
        Security:  X39511104
    Meeting Type:  AGM
    Meeting Date:  09-Mar-2009
          Ticker:
            ISIN:  HRIGH0RA0006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the changes and supplementations of               Mgmt          For                            For
       the Company's statute




--------------------------------------------------------------------------------------------------------------------------
 INTER RAO UES JSC                                                                           Agenda Number:  701969543
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7948V113
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  RU000A0JPNM1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report of the Company and              Mgmt          For                            For
       the balance sheet for 2008 FY including profit
       and loss account statement

2.     Approve the profit and loss distribution including        Mgmt          For                            For
       dividend payment for 2008 FY

3.     Elect the Members to the Board of Directors               Mgmt          For                            For
       of the Company

4.     Elect the Members to the Auditing Board of the            Mgmt          For                            For
       Company

5.     Approve the Auditor of the Company                        Mgmt          For                            For

6.     Approve the new provision of the Charter of               Mgmt          For                            For
       the Company

7.     Approve the revised regulation on the meeting             Mgmt          For                            For
       of the Board of Directors of the Company

8.     Approve the amount of remuneration to be paid             Mgmt          For                            For
       to the Members of the Board of Directors

9.     Approve to decrease the Charter Capital via               Mgmt          For                            For
       decrease of the nominal value of the shares

10.    Approve the increase of the Charter Capital,              Mgmt          For                            For
       by additional share issue

11.    Approve the participation in the Russian Union            Mgmt          For                            For
       of Industrialists and Entrepreneurs




--------------------------------------------------------------------------------------------------------------------------
 INTER RAO UES JSC, SOCHI                                                                    Agenda Number:  701685147
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7948V113
    Meeting Type:  EGM
    Meeting Date:  23-Oct-2008
          Ticker:
            ISIN:  RU000A0JPNM1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 498325 DUE TO RECEIPT OF A ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the early termination of powers of the            Mgmt          For                            For
       Board of Directors

2.     Elect the Members of the Board of Directors               Mgmt          For                            For
       of the Company

3.     Approve the new provision of the Charter of               Mgmt          For                            For
       the Company

4.     Approve the guarantee agreements, which are               Mgmt          For                            For
       the transactions with the interested party

5.     Approve the lending agreements, which are the             Mgmt          For                            For
       transactions with the interested party

       PLEASE NOTE THAT THE SHAREHOLDERS WHO JOINTLY             Non-Voting    No vote
       POSSESS MORE THAN 2% OF VOTING SHARES HAVE
       THE RIGHTS TO PROPOSE CANDIDATES TO THE BOARD
       OF DIRECTORS. THESE CANDIDATES WILL BE INCLUDED
       IN THE LIST OF THE BOARD OF DIRECTORS TO BE
       ELECTED AT THE FORTH COMING EGM SCHEDULED ON
       23 OCT 2008. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 INTERCONEXION ELECTRICA S A  E S P                                                          Agenda Number:  701830982
--------------------------------------------------------------------------------------------------------------------------
        Security:  P5624U101
    Meeting Type:  OGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  COI15AO00020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Chairperson of the meeting                      Mgmt          For                            For

2.     Receive the report from the secretary of the              Mgmt          For                            For
       meeting regarding the approval of the minutes
       for meeting 97 of 31 MAR 2008

3.     Elect the Committee to approve the minutes and            Mgmt          For                            For
       returning Officers

4.     Approve the few words from the Minister of mines          Mgmt          For                            For
       and energy, Dr. Hernan Mar Tinez Torres

5.     Approve the word of greeting from the Chairman            Mgmt          For                            For
       of the Board of Directors and reading the report
       from the Board of Directors regarding its functioning

6.     Approve the Management report for the year 2008,          Mgmt          For                            For
       Board of Directors and Manager general

7.     Receive the report from the Board of Directors            Mgmt          For                            For
       and from the Manager General regarding compliance
       with and development of the good governance
       code

8.     Approve the reading and consideration of the              Mgmt          For                            For
       ISA and consolidated financial statements to
       31 DEC 2008

9.     Approve the reading of the Auditor's Opinion              Mgmt          For                            For

10.    Approve the ISA and consolidated financial statements     Mgmt          For                            For
       to 31 DEC 2008

11.    Elect the Auditor and setting of compensation             Mgmt          For                            For

12.    Elect the Board of Directors                              Mgmt          For                            For

13.    Approve the allocation and distribution of profits        Mgmt          For                            For
       from the 2008 FY to constitute reserves and
       declare dividends

14.    Various                                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL CONTAINER TERMINAL SERVICES INC                                               Agenda Number:  701871053
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y41157101
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  PHY411571011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 535857 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve to determine the existence of quorum              Mgmt          For                            For

3.     Approve the minutes of the annual stockholders'           Mgmt          For                            For
       meeting held on 17 APR 2008

4.     Approve the Chairman's report                             Mgmt          For                            For

5.     Approve the Chairman's report and the 2008 audited        Mgmt          For                            For
       financial statements

6.     Approve and ratify the acts, contracts, investments       Mgmt          For                            For
       and resolutions of the Board of Directors and
       the Management since the last AGM

7.     Amend the By-Laws to add provision on the Independent     Mgmt          For                            For
       Directors

8.1    Elect Mr. Enrique K. Razon Jr. as a Director              Mgmt          For                            For

8.2    Elect Mr. Jose C. Ibazeta as a Director                   Mgmt          For                            For

8.3    Elect Mr. Stephen A. Paradies as a Director               Mgmt          For                            For

8.4    Elect Mr. Andres Soriano III as a Director                Mgmt          For                            For

8.5    Elect Mr. Octavio Victor R. Espiritu as an Independent    Mgmt          For                            For
       Director

8.6    Elect Mr. Joseph R. Higdon as an Independent              Mgmt          For                            For
       Director

8.7    Elect Mr. Jon Ramon Aboitiz as a Director                 Mgmt          For                            For

9.     Appoint the External Auditors                             Mgmt          For                            For

10.    Other matters                                             Non-Voting    No vote

11.    Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 INVENTEC CORPORATION                                                                        Agenda Number:  701970421
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4176F109
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002356003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of endorsement and guarantee         Non-Voting    No vote

A.4    To report the status of assets impairment                 Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 1 per share, proposed stock
       dividend: 100 shares for 1000 shares held

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of assets acquisition    Mgmt          For                            For
       or disposal

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.7    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.8    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.9    Other issues                                              Mgmt          Against                        Against

B.10   Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 INVERCAP SA INVERCAP                                                                        Agenda Number:  701872625
--------------------------------------------------------------------------------------------------------------------------
        Security:  P5790L109
    Meeting Type:  OGM
    Meeting Date:  13-Apr-2009
          Ticker:
            ISIN:  CLP5790L1099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, general balance,               Mgmt          For                            For
       financial statements, cash report, and the
       independent Auditors report corresponding to
       the exercise 2008

2.     Approve the dividends policy and proposal of              Mgmt          For                            For
       earnings distribution

3.     Appoint the External Auditors                             Mgmt          For                            For

4.     Approve the compensation for the Directors                Mgmt          For                            For

5.     Approve the compensation for the Directors Committee      Mgmt          For                            For
       Members and the corresponding budget

6.     Other matters of company interest under meeting           Non-Voting    No vote
       competency




--------------------------------------------------------------------------------------------------------------------------
 INVERCAP SA INVERCAP                                                                        Agenda Number:  701909864
--------------------------------------------------------------------------------------------------------------------------
        Security:  P5790L109
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  CLP5790L1099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect and total replacement of the Members of             Mgmt          For                            For
       the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 INVERSIONES AGUAS  METROPOLITANAS S A                                                       Agenda Number:  701888337
--------------------------------------------------------------------------------------------------------------------------
        Security:  P58595102
    Meeting Type:  OGM
    Meeting Date:  17-Apr-2009
          Ticker:
            ISIN:  CL0000001256
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to review the External Auditors report,           Mgmt          For                            For
       to pronounce about the annual report, general
       balance, and financial statements corresponding
       to the exercise of year 2008

2.     Approve to agree the distribution of revenues             Mgmt          For                            For
       and dividends corresponding to the exercise
       2008

3.     Approve to explain the Board of Directors in              Mgmt          For                            For
       respect to the dividends policy of the society

4.     Approve to designate the Independent External             Mgmt          For                            For
       Auditors for the exercise 2009

5.     Approve to designate risk classifiers agents              Mgmt          For                            For

6.     Approve to fix the remuneration of the Board              Mgmt          For                            For
       of Directors for the exercise 2009

7.     Approve to report the expenses incurred by the            Mgmt          For                            For
       Board of Directors during the exercise 2008

8.     Approve to fix the wages, and budget for the              Mgmt          For                            For
       expenses of the Directors Committee for the
       exercise 2009

9.     Approve to inform the activities and expenses             Mgmt          For                            For
       of the Directors Committee during the exercise
       2008

10.    Approve to define the name of the newspaper               Mgmt          For                            For
       in which the financial statements and advices
       for next shareholders ordinary and extraordinary
       meetings, distribution of dividends, and other
       matters of interest for the shareholders, will
       be published

11.    Approve to report about the transactions according        Mgmt          For                            For
       to the Article 44 of the Law 18.046 of Corporations
       in particular to the approval of the contract
       for the process re-engineering and the implementation
       of new information systems for customer service,
       subscribed between Aguas Andinas S.A. and Asterion
       S.A; this agreement was adopted by all the
       Directors attending the session, Messrs. Herman
       Chadwick, Ignacio Guerrero, Jaime Ravinet,
       Albert Martinez and Xavier Amoros, with the
       abstention of Mr. Joaquin Villarino Herrera

12.    All other matters                                         Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 INVERSIONES AGUAS  METROPOLITANAS S A                                                       Agenda Number:  701838407
--------------------------------------------------------------------------------------------------------------------------
        Security:  P58595102
    Meeting Type:  EGM
    Meeting Date:  17-Apr-2009
          Ticker:
            ISIN:  CL0000001256
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to decrease the social capital of the             Mgmt          For                            For
       society in CLP 24,221,800,000, and to distribute
       this amount among the shareholders, in a prorata
       basis, equivalent to CLP 24,2218 per share;
       and authorize the Board of Directors to decide
       the date to process this payment




--------------------------------------------------------------------------------------------------------------------------
 INVERSIONES ARGOS SA                                                                        Agenda Number:  701835160
--------------------------------------------------------------------------------------------------------------------------
        Security:  P5864J105
    Meeting Type:  OGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  COH09AO00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the agenda                                        Mgmt          For                            For

2.     Approve the designation of a Commission to approve        Mgmt          For                            For
       the minutes

3.     Receive the joint report from the Board of Directors      Mgmt          For                            For
       and the Chief Executive Officer

4.     Receive the financial statements to 31 DEC 2008           Mgmt          For                            For

5.     Receive the report from the Auditor                       Mgmt          For                            For

6.     Approve the joint report from the Board of Directors      Mgmt          For                            For
       and the Chief Executive Officer of the [SIC]

7.     Approve the financial statements to 31 DEC 2008;          Mgmt          For                            For
       and the Plan for the distribution of profit

8.     Elect the Board of Directors and approve the              Mgmt          For                            For
       setting of remuneration

9.     Elect the Auditor and approve the setting of              Mgmt          For                            For
       compensation

10.    Proposals and various                                     Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 INVESTEC LTD                                                                                Agenda Number:  701654786
--------------------------------------------------------------------------------------------------------------------------
        Security:  S39081138
    Meeting Type:  AGM
    Meeting Date:  07-Aug-2008
          Ticker:
            ISIN:  ZAE000081949
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE BELOW RESOLUTIONS ARE FOR            Non-Voting    No vote
       INVESTEC PLC AND INVESTEC LIMITED. THANK YOU.

1.     Re-elect Mr. Samuel Ellis Abrahams as a Director          Mgmt          For                            For
       of Investec Plc and Investec Limited in accordance
       with the provisions of the Articles of Association
       of Investec Plc and Investec Limited

2.     Re-elect Mr. Cheryl Ann Carolus as a Director             Mgmt          For                            For
       of Investec Plc and Investec Limited in accordance
       with the provisions of the Articles of Association
       of Investec Plc and Investec Limited

3.     Re-elect Mr. Haruko Fukuda OBE as a Director              Mgmt          For                            For
       of Investec Plc and Investec Limited in accordance
       with the provisions of the Articles of Association
       of Investec Plc and Investec Limited

4.     Re-elect Mr. Hugh Sidney Herman as a Director             Mgmt          For                            For
       of Investec Plc and Investec Limited in accordance
       with the provisions of the Articles of Association
       of Investec Plc and Investec Limited

5.     Re-elect Mr. Geoffrey Machael Thomas Howe as              Mgmt          For                            For
       a Director of Investec Plc and Investec Limited
       in accordance with the provisions of the Articles
       of Association of Investec Plc and Investec
       Limited

6.     Re-elect Mr. Bernard Kantor as a Director of              Mgmt          For                            For
       Investec Plc and Investec Limited in accordance
       with the provisions of the Articles of Association
       of Investec Plc and Investec Limited

7.     Re-elect Mr. Ian Robert Kantor as a Director              Mgmt          For                            For
       of Investec Plc and Investec Limited in accordance
       with the provisions of the Articles of Association
       of Investec Plc and Investec Limited

8.     Re-elect Sir Chips Keswick as a Director of               Mgmt          For                            For
       Investec Plc and Investec Limited in accordance
       with the provisions of the Articles of Association
       of Investec Plc and Investec Limited

9.     Re-elect Mr. Mangalani Peter Malungani as a               Mgmt          For                            For
       Director of Investec Plc and Investec Limited
       in accordance with the provisions of the Articles
       of Association of Investec Plc and Investec
       Limited

10     Re-elect Mr. Peter Richard Suter Thomas as a              Mgmt          For                            For
       Director of Investec Plc and Investec Limited
       in accordance with the provisions of the Articles
       of Association of Investec Plc and Investec
       Limited

       PLEASE NOTE THAT THE BELOW RESOLUTIONS ARE FOR            Non-Voting    No vote
       INVESTEC LIMITED. THANK YOU.

11.    Receive and adopt the audited financial statements        Mgmt          For                            For
       of Investec Limited for the YE 31 MAR 2008,
       together with the reports of the Directors
       of Investec Limited and of the Auditors of
       Investec Limited

12.    Ratify and approve the remuneration of the Directors      Mgmt          For                            For
       of Investec Limited for the YE 31 MAR 2008

13.    Approve to sanction the interim dividend paid             Mgmt          For                            For
       by Investec Limited on the ordinary shares
       in Investec Limited for the 6 months period
       ended 30 SEP 2007

14.    Approve to sanction the interim dividend paid             Mgmt          For                            For
       by Investec Limited on the dividend access
       [South African resident] [SA DAS] redeemable
       preference share for the 6 months period ended
       30 SEP 2007

15.    Declare, subject to the passing of Resolution             Mgmt          For                            For
       35, a final dividend on the ordinary shares
       and the dividend access [South African resident]
       [SA DAS] redeemable preference share in Investec
       Limited for the YE 31 MAR 2008 of an amount
       equal to that recommended by the Directors
       of Investec Limited

16.    Re-appoint Ernst & Young Inc. of Ernst & Young            Mgmt          For                            For
       House, Wanderers Office Park. 52 Corlett Drive
       lllove, 2196 [private bag X14 Northlands, 2116]
       as the Auditors of Investec Limited to hold
       office until the conclusion of the AGM of Investec
       Limited to be held in 2009 and authorize the
       director of Investec Limited to fix their remuneration

17.    Re-appoint KPMG Inc. of 85 Empire Road, Parktown,         Mgmt          For                            For
       2193 [Private Bag 9, Parkview, 2122] as the
       Auditors of Investec Limited to hold office
       until the conclusion of the AGM of Investec
       Limited to be held in 2009 and authorize the
       Directors of Investec Limited to fix their
       remuneration

18.    Authorize the Directors, in terms of Article              Mgmt          For                            For
       12 of the Articles of Association of Investec
       Limited, unless and until such date that special
       resolution no 2 becomes effective 4,207,950
       ordinary shares of ZAR 0.0002 each, being 10%
       of the unissued ordinary shares in the authorized
       share capital of Investec Limited; or from
       the date on which special resolution no.2 becomes
       effective, 6,457,950 ordinary shares of ZAR
       0.0002 each being 10% of the unissued ordinary
       shares in the authorized share capital of Investec
       Limited; approve to place under the control
       of the Directors of Investec Limited as a general
       authority in terms of Section 221 of the South
       African Companies Act. No. 61 of 1973, as amended,
       [the SA Act] who are authorized to allot and
       issue the same at their discretion until the
       next AGM of Investec Limited to be held in
       2009, subject to the provisions of the SA Act,
       the South African Banks Act. No. 94 of 1990,
       as amended, and the Listings Requirements of
       the JSE Limited

19.    Authorize the Directors, in terms of Article              Mgmt          For                            For
       12 of the Articles of Association of Investec
       Limited, to place a total of 4,000,000 Class
       "A" variable rate compulsorily convertible
       non-cumulative preference shares [Class A Preference
       Shares] of ZAR 0.0002 each, being 10% of the
       unissued Class A Preference Shares in the authorized
       share capital of Investec Limited under the
       control of the Directors of Investec Limited
       as a general authority in terms of Section
       221 of the South African Companies Act. No.
       61 of 1973, as amended, [the SA Act] who are
       authorized to allot and issue the same at their
       discretion until the next AGM of Investec Limited
       to be held in 2009, subject to the provisions
       of the SA Act, the South African Banks Act.
       No. 94 of 1990, as amended, and the Listings
       Requirements of the JSE Limited

20.    Approve that, with reference to the authority             Mgmt          For                            For
       granted to the Directors in terms of Article
       12 of the Articles of Association of Investec
       limited, all the unissued shares in the authorized
       share capital of Investec Limited, excluding
       the ordinary shares and the class A variable
       rate compulsorily convertible non-cumulative
       preference shares, be and are hereby placed
       under the control of the Directors of Investec
       Limited as a general authority in terms of
       Section 221 of the South African Companies
       Act. No. 61 of 1973, as amended, [the SA Act]
       who are authorized to allot and issue the same
       at their discretion until the next AGM of Investec
       Limited to be held in 2009, subject to the
       provisions of the SA Act, the South African
       Banks Act. No. 94 of 1990, as amended and the
       Listings Requirements of the JSE Limited

21.    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the passing of Resolution No. 18, the Listings
       Requirements of the JSE Limited [JSE Listings
       Requirements], and the South African Banks
       Act. No. 94 of 1990, as amended, and the South
       African Companies Act, No. 61 of 1973, as amended,
       to allot and issue unless and until such date
       that S.2 becomes effective 4,207,950 ordinary
       shares of ZAR 0.0002 each, or from the date
       on which S.2 becomes effective 6,457,950 ordinary
       shares of ZAR 0.0002 each for cash as and when
       suitable situations arise; subject to the following
       specifiec limitations as required by the JSE
       Listings Requirements; [Authority shall not
       extend beyond the later of the date of the
       next AGM of Investec Limited to be held in
       2009 or the date of the expiry of 15 months
       from the date of the AGM of Investec Limited
       convened for 07 AUG 2008]; a paid press announcement
       giving full details including the impact on
       net asset value and earnings per ordinary share,
       will be published at the time of an issue representing,
       on a cumulative basis within 1 financial year,
       5% or more of the number of ordinary shares
       in issue prior to such issue; the issue in
       the aggregate in any 1 FY will not exceed 15%
       of the number of ordinary shares in issue,
       including instruments which are compulsorily
       convertible; in determining the price at which
       an allotment and issue of ordinary shares may
       be made in terms of this authority. the maximum
       discount permitted will be 10% of the weighted
       average traded price of the ordinary shares
       in question as determined over the 30 days
       prior to the date that the price of the issue
       is determined or agreed by the Directors of
       Investec Limited; and the equity securities/shares
       must be issued to public shareholders and not
       to related parties, the Directors are seeking
       an authority to allot up to 10% of the number
       of unissued ordinary shares for cash which
       represents 2.7% of the number of issued ordinary
       shares which is significantly lower than the
       15% permitted in terms of the JSE Listings
       requiremnets; the Resolution 21 and S.9 are
       both passed and subject to the Limits specified
       in those respective resolutions, the Directors
       will have authority to allot up to an agrregate
       of 5% of the total combined issued ordinary
       share capital of investec plc and investec
       Limited for cash other than by way of rights
       issue, this complies with the limits specified
       in the relevant Association of British Insureres
       guidelines and the directors confirm that as
       when they excercise such authorities they intend
       to comply with those guidelines; in terms of
       the JSE Listings Requirements, in order for
       Resolution 21 to be given effect to a75%, as
       specified

22.    Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution No. 19, the Listings Requirements
       of the JSE Limited [JSE Listings Requirements],
       the South African Banks Act No. 94 of 1990,
       as amended, and the South African Companies
       Act. No. 61 of 1973, as amended, to allot and
       issue 4,000,000 Class A variable rate compulsorily
       convertible non-cumulative preference shares
       [Class A Preference Shares] of ZAR 0.0002 each
       being 10% of the unissued Class A Preference
       Shares in the authorized share capital of Investec
       Limited for cash as and when suitable situations
       arise; [Authority shall not extend beyond the
       later of the date of the next AGM of Investec
       Limited to be held in 2009 or the date of the
       expiry of 15 months from the date of the AGM
       of Investec Limited convened for 07 AUG 2008];
       a paid press announcement giving full details
       including the impact on net asset value and
       earnings per Class A Preference Share, will
       be published at the time of an issue representing,
       on a cumulative basis within 1 FY, 5% or more
       of the number of Class A Preference Shares
       in issue prior to such issue; the issue in
       the aggregate in any 1 FY will not exceed 15%
       of the number of Class A Preference Shares
       in issue, including instruments which are compulsorily
       convertible: in determining the price at which
       an allotment and issue of Class A Preference
       Shares may be made in terms of this authority,
       the maximum discount permitted will be 10%
       of the weighted average traded price of the
       Class A Preference Shares in question as determined
       over the 30 days prior to the date that the
       price of the issue is determined or agreed
       by the directors of Investec Limited; and the
       equity securities/shares must be issued to
       public shareholders and not to related parties;
       if Resolution 22 is passed the Directors will
       have authority to allot Class A preference
       shares for cash other than by way of rights
       issue in respect of Investec Limited up to
       the Limits specified in Resolution 22 i.e,
       4,000,000 Class A preference shares being equivalent
       to 10% of the unissued Class A preference shares;
       in terms of the JSE Listings Requirements,
       in order for Resolution 22 to be given effect
       to a 75%, as specified

S.23   Approve, in terms of Article 9 of the Articles            Mgmt          For                            For
       of Association of Investec Limited and with
       effect from 07 AUG 2008 as specified, the acquisition
       by Investec Limited or any of its subsidiaries
       from time to time, of the issued ordinary shares
       and non-redeemable, non-cumulative, non-participating
       preference shares [the Perpetual Preference
       Shares] of Investec Limited, upon such terms
       and conditions and in such amounts as the directors
       of Investec Limited or any of its subsidiaries
       may from time to time decide, but subject to
       the provisions of the South African Banks Act,
       No. 94 of 1990, as amended, the SA Act and
       the Listings Requirements of the ]SE Limited
       [the JSE and the JSE Listings Requirements],
       being that i) any such acquisition of ordinary
       shares or Perpetual Preference Shares shall
       be effected through the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement; ii)
       this general authority shall be valid until
       Investec Limited's next AGM, provided that
       it shall not extend beyond 15 months from the
       date of passing of this S.1: iii) an announcement
       will be published as soon as Investec Limited
       or any of its subsidiaries has acquired ordinary
       shares or Perpetual Preference Shares constituting,
       on a cumulative basis, 3% of the number of
       ordinary shares or Perpetual Preference Shares
       in issue prior to the acquisition pursuant
       to which the aforesaid 3% threshold is reached,
       and for each 3% in aggregate acquired thereafter,
       containing full details of such acquisitions;
       iv) acquisitions of shares in aggregate in
       any 1 FY may not exceed 20% of Investec Limited's
       issued ordinary share capital or Investec Limited's
       issued Perpetual Preference share capital as
       at the date of passing of this S.I: v) in determining
       the price at which ordinary shares or Perpetual
       Preference Shares issued by Investec Limited
       are acquired by it or any of its subsidiaries
       in terms of this general authority, the maximum
       premium at which such ordinary shares or Perpetual
       Preference Shares may be acquired will be 10%
       of the weighted average of the market value
       at which such ordinary shares or Perpetual
       Preference Shares are traded on the JSE as
       determined over the 5 business days immediately
       preceding the date of repurchase of such ordinary
       shares or Perpetual Preference Shares by Investec
       Limited or any of its subsidiaries; vi) Investec
       limited has been given authority by its Articles
       of Association; vii) at any point in time,
       Investec Limited or any of its subsidiaries
       may only appoint 1 agent to effect any repurchase
       on Investec Limited's behalf; viii) Investec
       Limited remaining in compliance with the minimum
       shareholder spread requirements of the JSE
       Listings Requirements: and ix) Investec Limited
       and any of its subsidiaries not repurchasing
       any shares during a prohibited period as defined
       by the JSE Listings Requirements

S.24   Approve, subject to the passing of S.11 as contained      Mgmt          For                            For
       in the Investec plc notice of AGM convened
       for 07 AUG 2008 and such resolution otherwise
       becoming effective, in terms of Section 75(1
       )(e) of the Companies Act, Act No.61 of 1973,
       as amended (the SA Act), Article 7 of the Articles
       of Association of Investec Limited and, with
       effect from 07 AUG 2008, to increase the number
       of ordinary shares in the authorized shares
       in the authorized capital of Investc Limited
       to 300,000,000 by the creation 22,500,000 new
       ordinary shares of ZAR 0.0002 each in the authorized
       share capital of Invested limited

S.25   Amend, subject to the passing and registration            Mgmt          For                            For
       of the S.2 and the passing of S.11 as contained
       in the Investec plc notice of AGM convened
       for 7 AUG 2008, in terms or Section 56(4) of
       the Companies Act, Act No.61 of 1973, as amended,
       (the SA Act), Article 149 of the Articles of
       Association of Investec limited and with effect
       from 07 August 2008, the, Memorandum of Association
       of Investec Limited by the deletion of the
       entire paragraph 8(a), and the substitution
       thereof with the New Paragraph 8(a) Par value:
       the share capital of Investec limited is ZAR
       1,210,002.00 divided into; 300,000,000 ordinary
       shares of ZAR 0.0002 each; 40,000,000 Class
       A - variable rate compulsorily convertible
       non-cumulative preference shares of ZAR 0.0002
       each; 50,000 variable rate cumulative, redeemable
       preference shares of ZAR 0.60 each; 100,000,000
       non-redeemable, non-cumulative, non-participating
       preference shares of ZAR 0.01 each; 1dividend
       access [South African Resident] redeemable
       preference share of ZAR 1.00; 1 dividend access
       [non-South African Resident] redeemable preference
       share of ZAR 1.00; 560,000,000 special convertible
       redeemable preference shares of ZAR 0.0002
       each

S.26   Amend, subject to the passing of S.12 as contained        Mgmt          For                            For
       in the Investec plc notice of AGM convened
       for 07 AUG 2008 and such resolution becoming
       effective and with effect from 07 AUG 2008,
       the Articles of Association of Investec Limited
       by the insertion of the New Article 72A, as
       specified

S.27   Amend, subject to the passing of S.12 as contained        Mgmt          For                            For
       in the Investec plc notice of AGM convened
       for 07 AUG 2008 and such resolution becoming
       effective and with effect from 07 AUG 2008,
       the Articles of Association of Investec Limited
       by the deletion of the current Article 57.2(a)
       and the substitution thereof with the New Article
       57.2(a), as specified

S.28   Amend, subject to the passing of S.12 as contained        Mgmt          For                            For
       in the Investec plc notice of AGM convened
       for 07 AUG 2008 and such Resolution becoming
       effective and with effect from 07 AUG 2008,
       the Articles of Association of Investec Limited
       by the deletion of the current Article 75 and
       the substitution thereof with the New Article
       75, as specified

S.29   Amend, subject to the passing of S.12 as contained        Mgmt          For                            For
       in the Investec plc notice of AGM convened
       for 07 AUG 2008 and such resolution becoming
       effective and with effect from 07 AUG 2008,
       the Articles of Association of Investec Limited
       by the deletion of the current Article 72 and
       the substitution thereof with the New Article
       72, as specified

S.30   Adopt, with effect from 07 AUG 2008, produced             Mgmt          For                            For
       to the meeting, as specified as the new Articles
       of Association of Investec Limited, in substitution
       for and to the exclusion of the existing Articles
       of Association and to the extent that S.4,
       S.5, S.6 and S.7 are passed and registered,
       these amendments will also be included in the
       New Articles of Association, as specified

31.    Authorize any Director or the Company Secretary           Mgmt          For                            For
       of Investec Limited to do all things and sign
       all documents which may be necessary to carry
       into effect the aforesaid resolutions to the
       extent the same have been passed and where
       applicable, registered

       PLEASE NOTE THAT THE BELOW RESOLUTIONS ARE FOR            Non-Voting    No vote
       INVESTEC PLC. THANK YOU.

32.    Receive and adopt the audited financial statements        Mgmt          For                            For
       of Investec Plc for the FY 31 MAR 2008, together
       with the reports of the Directors of Investec
       Plc and the Auditors of Investec plc

33.    Approve the remuneration report of Investec               Mgmt          For                            For
       plc for the YE 31 MAR 2008

34.    Approve to sanction the interim dividend paid             Mgmt          For                            For
       by Investec plc on the ordinary shares in Investec
       plc for the 6 month period ended 30 SEP 2007

35.    Approve, subject to the passing of Resolution             Mgmt          For                            For
       15, to declare a final dividend on the ordinary
       shares in Investec plc for the FY 31 MAR 2008
       of an amount equal to that recommended by the
       Directors of Investec plc

36.    Re-appoint Ernst & Young LLP of I More London             Mgmt          For                            For
       Place, London, SEI 2AF, as the Auditors of
       Investec Plc to hold office until the conclusion
       of the AGM of Investec Plc to be held in 2009
       and authorize the Directors of Investec plc
       to fix their remuneration

37.    Authorize the Directors of Investec Plc by Paragraph      Mgmt          For                            For
       12.2 of Article 12 of Investec plc's Articles
       of Association be renewed for the period ending
       on the date of the AGM of Investec Plc to be
       held in 2009 or, if earlier, 15 months from
       the date on which this Resolution is passed,
       and for such period the Section 80 amount shall
       be unless or until such date S.2 becomes effective
       ZAR 866,660 from the date on which S.2 becomes
       effective ZAR 871,160; the Articles of Association
       of Investec plc permit the Directors of Investec
       plc to allot shares and other securities in
       accordance with Section 80 of the Companies
       Act 1985, up to an amount authorized by the
       shareholders in general meeting, at Investec
       plc's AGM held on 08 AUG 2007 expires on the
       date of the forthcoming AGM of Investec Plc
       convened for 07 AUG 2008 and the Directors
       of Investec plc recommend that this authority
       be renewed, as specified 1/3 of value issued
       in line with atht normally adopted by UK Companies,
       bsed on 100% of the unissued shares, this amount
       is higher than the 1/3 of issued ordinary share
       capital limit normally adopted by UK Companies
       at their AGM to allow the Directors of Investec
       plc to issue special converting shares in Investec
       plc as and when required in accordance with
       the agreements which constitute Investec's
       Dual Listed Company, structure and to issue
       all of the unissued Investec plc perpetual
       preference shares which would not dilute share
       holdings of ordinary shares while the autority
       to allot shares to the value of ZAR 871,160
       is given in respect of all of the relevant
       securities of Investec plc; the Directors of
       Investec plc would ensure that rthe shares
       of each class listed in the table allotted
       by them would not be in excess of the amount
       listed in the column entitled relative part
       of Section 80 amount for each such class of
       shares, as of 17 JUN 2008 Investec plc holds
       3,006,465 treasury shares which represent less
       than 1% of the total ordinary share capiatl
       of Investec plc in issue

38.    Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 37, of Investec plc by Paragraph
       12.4 of Article 12 of Investec Plc's Articles
       of Association be renewed for the period referred
       to in Resolution 37 and for such period the
       Section 89 of the Companies Act,1985 amount
       shall be ZAR 6,596; the Directors also confirm
       that pursuant to the Dual Listed Company structure
       the excrecise of any such authority would be
       subject to the specific limitations as required
       by the Listings Requirements of the JSE Limited
       [JSE Listings Requirements]; [Authority shall
       not extend beyond the later of the date of
       the next AGM of Investec plc or the date of
       the expiry of 15 months from the date of the
       AGM of Investec plc convened for 07 AUG 2008;
       a paid press announcement giving full datails
       including the impact on net asset value and
       earnings per ordinary share will be published
       at the time of an issue representing on a cumulative
       basis within 1 FY 5% or more of the number
       of ordinary shares in issue prior to such issue,
       the issue in the aggregate in any 1 FY will
       not exceed 15% of the number of ordinary shares
       in issue, including instruments which are compulsorily
       convertible; in determining the price at which
       an allotment and issue of ordinary sahres may
       be made in terms of this authority the maximum
       discount permitted will be 10% of the weighted
       average traded price of the ordinary shares
       in question as determined over the 30 days
       prior to the date that the price of the issue
       is determined or agreed by the Directors of
       Investec plc and the equity securities/shares
       must be issued to public shareholders and not
       to related parties; in terms of the JSE Listings
       Requirements in order for S.9 to be given effect
       to a 75%, as specified

39.    Authorize the Directors Investec Plc, for the             Mgmt          For                            For
       purpose of Section 166 of the UK Companies
       Act 1985 [the UK Act] to make market purchases
       [Section 163 of the UK Act] of ordinary shares
       in the capital of Investec Plc provided that:
       i) up to aggregate number of ordinary shares
       which may be purchased is 42,417,437 ordinary
       shares of ZAR 0.0002 each: ii) the minimum
       price which may be paid for each ordinary share
       is its nominal value of such share at the time
       of purchase; iii) the maximum price which may
       be paid for any ordinary share is an amount
       equal to 105% of the average of the middle
       market quotations of the ordinary shares of
       Investec Plc as derived from the London Stock
       Exchange Daily Official List for the 5 business
       days immediately preceding the day on which
       such share is contracted to be purchased; [Authority
       expires the earlier of the conclusion of the
       AGM of Investec plc to be held in 2009 or 15
       months from the date on which this resolution
       is passed] [except in relation to the purchase
       of ordinary shares the contract for which was
       concluded before the expiry of such authority
       and which might be executed wholly or partly
       after such expiry] and the Directors of Investec
       plc consider it may in ceratin circumstances
       be in the best interests of shareholders generally
       for Investec plc to purchase its owm ordinary
       shares, accordingly the purpose and effect
       of S.10 is to grant a general authority subject
       to the specified limits to investec plc to
       acquire ordinary shares of Investec plc

40.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       366 of the Companies Act, 2006 [the 2006 Act]
       the Company and any Company which, at any time
       during the period for which this resolution
       has effect, is a subsidiary i) make donations
       to political organizations not exceeding ZAR
       25,000 in total and ii) incur political expenditure
       not exceeding ZAR 75,000 in total; in each
       case during the period commencing on the date
       of his resolution and ending on the date of
       the AGM of the Company to be held in 2009,
       provided that the maximum amounts referred
       to in i) and ii) may consist of sums in any
       currency converted into pounds sterling at
       such rate as the Company may in its absolute
       discretion determine, for the purposes of this
       resolution, the terms political donations,
       political organizations and political expenditure
       shall have the meanings given to them in Sections
       363 to 365 of the 2006 Act

41.    Approve subject to the passing and registration           Mgmt          For                            For
       of S.2 as contained in the Investec Limited
       notice of AGM convened for 07 AUG 2008, the
       number of authorized special converting shares
       of ZAR 0.0002 each to increase the authorized
       share capital of Investec plc to 300,000,000
       by the creation of 22,500,000 new special converting
       shares of ZAR 0.0002 each, as specified

42.    Adopt, with effect From 07 AUG 2008, the Articles         Mgmt          For                            For
       of Association of Investec plc which were produced
       to the meeting, as specified as New Article
       A as the New Articles of Association of Investec
       plc [New Articles with effect from the end
       of this meeting [or if earlier, from 22:00
       [UK time] on the date on which this resolution
       is passed] in substitution for and to the exclusion
       of all existing Articles of Association and,
       to the effect that S.2 and Resolution 41 are
       passed arid registered, if required, these
       amendments will also be included into the New
       Articles, this resolution is to adopt New Articles
       that reflect the provision of the UK Companies
       Act, 2006 [the 2006Act] enacted to the date
       of this notice of AGM or which are expected
       to be enacted by 01 OCT 2008

43.    Authorize any Director or the Company Secretary           Mgmt          For                            For
       of Investec Plc, to do all things and sign
       all documents which may be necessary to carry
       into effect the aforesaid resolutions to the
       extent the same have been passed and where
       applicable registered




--------------------------------------------------------------------------------------------------------------------------
 IOI CORPORATION BHD                                                                         Agenda Number:  701711271
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y41763106
    Meeting Type:  AGM
    Meeting Date:  22-Oct-2008
          Ticker:
            ISIN:  MYL1961OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the FYE 30 JUN 2008 and the reports of
       the Directors and the Auditors thereon

2.     Re-elect Datuk Hj Mohd Khalil b Dato' Hj Mohd             Mgmt          For                            For
       Noor as a Director, who retires by rotation
       pursuant to Article 101 of the Company's Articles
       of Association

3.A    Re-elect Mr. Quah Poh Keat as a Director, who             Mgmt          For                            For
       retires by casual vacancy pursuant to Article
       102 of the Company's Articles of Association

3.B    Re-appoint Mr. Lee Yeow Seng as a Director,               Mgmt          For                            For
       who retires by casual vacancy pursuant to Article
       102 of the Company's Articles of Association

4.     Re-appoint Mr. Chan Fong Ann as a Director of             Mgmt          For                            For
       the Company, to hold office until the conclusion
       of the next AGM, who retires pursuant to Section
       129(2) of the Companies Act, 1965

5.     Approve the increase in the payment of Directors'         Mgmt          For                            For
       fees to MYR 440,000 to be divided among the
       Directors in such manner as the Directors may
       determine

6.     Re-appoint BDO Binder, the Retiring Auditors              Mgmt          For                            For
       and authorize the Directors to fix their remuneration

7.1    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to allot and
       issue shares in the Company from time to time
       and upon such terms and conditions and for
       such purposes as they may deem fit subject
       always to the approval of the relevant authorities
       being obtained for such issue and provided
       that the aggregate number of shares to be issued
       pursuant to this resolution does not exceed
       10% of the issued share capital for the time
       being of the Company; and to obtain the approval
       from Bursa Malaysia Securities Berhad [Bursa
       Securities] for the listing of and quotation
       for the additional shares so issued; ; [Authority
       expires until the conclusion of the next AGM
       of the Company]

7.2    Authorize the Company, subject to compliance              Mgmt          For                            For
       with applicable laws, regulations and the approval
       of all relevant authorities, to utilize up
       to the aggregate of the Company's latest audited
       retained earnings and share premium account
       to purchase up to 10% of the issued and paid-up
       ordinary share capital of the Company [Proposed
       Purchase] as may be determined by the Directors
       of the Company from time to time through Bursa
       Securities upon such terms and conditions as
       the Directors may deem fit and expedient in
       the interest of the Company; authorize the
       Directors to cancel and/or retain the shares
       of the Company to be purchased, as the treasury
       shares and distributed as dividends or resold
       on Bursa Securities; and to do all acts and
       things to give effect to the proposed purchase
       with full powers to assent to any condition,
       modification, revaluation, variation and/or
       amendment [if any] as may be imposed by the
       relevant authorities and/or do all such acts
       and things as the Directors may deem fit and
       expedient in the best interest of the Company;
       [Authority expires the earlier at the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM after
       that date is required by Law to be held]

7.3    Approve to renew the shareholders' mandate for            Mgmt          For                            For
       the Company and its subsidiaries to enter into
       recurrent related party transactions of a revenue
       or trading nature which are necessary for day-to-day
       operations involving the interests of the Directors,
       major shareholders or persons connected to
       the Directors and/or major shareholders of
       the Company and its subsidiaries [Related Parties],
       as specified subject to the following: a) the
       transactions are carried out in the ordinary
       course of business on normal commercial terms
       which are not more favorable to the related
       parties than those generally available to the
       public and are not to the detriment of the
       minority shareholders of the Company; and b)
       disclosure is made in the annual report of
       the aggregate value of transactions conducted
       pursuant to the Shareholders' Mandate during
       the FY; [Authority expires the earlier at the
       conclusion of the next AGM of the Company or
       the expiration of the period within which the
       next AGM of the Company after that date it
       is required to be held pursuant to Section
       143(1) of the Companies Act, 1965 [the Act]
       [but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Act]]; and authorize the Directors of the
       Company to complete and do all such acts and
       things as they may consider expedient or necessary
       to give effect to the proposed renewal of shareholders'
       mandate

8.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 IRKUT CORPORATION                                                                           Agenda Number:  933109274
--------------------------------------------------------------------------------------------------------------------------
        Security:  46271W104
    Meeting Type:  Annual
    Meeting Date:  22-Jun-2009
          Ticker:  IRKTY
            ISIN:  US46271W1045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVE ANNUAL REPORT, ANNUAL ACCOUNTS (INCLUDING         Mgmt          For
       INCOME AND LOSS STATEMENTS (INCOME AND LOSS
       ACCOUNTS) OF IRKUT CORPORATION AS WELL AS ALLOCATION
       OF PROFIT INCLUDING DIVIDENDS PAYOUT (ANNOUNCEMENT),
       BUT EXCLUDING PROFIT WHICH WAS ALLOCATED AS
       DIVIDENDS IN THE FIRST QUARTER, SIX MONTHS
       AND NINE MONTHS OF 2008 AND LOSSES OF IRKUT
       CORPORATION IN 2008.

3A     TO ELECT THE MEMBER TO IRKUT CORPORATION AUDIT            Mgmt          For
       COMMISSION: LUDMILA BORISOVNA BAYKEEVA

3B     TO ELECT THE MEMBER TO IRKUT CORPORATION AUDIT            Mgmt          For
       COMMISSION: EKATERINA ANATOLYEVNA ESINEVICH

3C     TO ELECT THE MEMBER TO IRKUT CORPORATION AUDIT            Mgmt          For
       COMMISSION: SERGEY NIKOLAEVICH KONOSOV

3D     TO ELECT THE MEMBER TO IRKUT CORPORATION AUDIT            Mgmt          For
       COMMISSION: INNA SERGEEVNA LYZINA

3E     TO ELECT THE MEMBER TO IRKUT CORPORATION AUDIT            Mgmt          For
       COMMISSION: DMITRIY NIKOLAEVICH CHIRKIN

04     APPROVE AUDITOR OF IRKUT CORPORATION.                     Mgmt          For

05     APPROVAL OF NEW EDITION OF IRKUT CORPORATION              Mgmt          For
       ARTICLES OF ASSOCIATION.

06     APPROVAL OF THE TRANSACTION: OPENING OF NON-REVOLVING     Mgmt          For
       CREDIT LINES IN SAVING BANKS; CREATION OF A
       MORTGAGE TO SAVING BANK; PROLONGATION OF NON-REVOLVING
       CREDIT LINES IN SAVING BANK OF THE RUSSIAN
       FEDERATION.




--------------------------------------------------------------------------------------------------------------------------
 IRKUT CORPORATION                                                                           Agenda Number:  933121054
--------------------------------------------------------------------------------------------------------------------------
        Security:  46271W104
    Meeting Type:  Annual
    Meeting Date:  22-Jun-2009
          Ticker:  IRKTY
            ISIN:  US46271W1045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

2A     ELECTION OF DIRECTOR: VALERIY BORISOVICH BEZVERHKNIY      Mgmt          No vote

2B     ELECTION OF DIRECTOR: ALEXANDER ALEXEEVICH VEPREV         Mgmt          No vote

2C     ELECTION OF DIRECTOR: VADIM IGOREVICH VLASOV              Mgmt          No vote

2D     ELECTION OF DIRECTOR: ALLA ALEKSANDROVNA VUCHKOVICH       Mgmt          No vote

2E     ELECTION OF DIRECTOR: OLEG FEDOROVICH DEMCHENKO           Mgmt          No vote

2F     ELECTION OF DIRECTOR: ANATOLIY PETROVICH ISAYKIN          Mgmt          No vote

2G     ELECTION OF DIRECTOR: VLADIMIR SEREEVICH MIHAYLOV         Mgmt          No vote

2H     ELECTION OF DIRECTOR: EVGENIY VLADIMIROVICH               Mgmt          No vote
       LYAMTSEV

2I     ELECTION OF DIRECTOR: IGOR YAKOVLEVICH OZAR               Mgmt          No vote

2J     ELECTION OF DIRECTOR: MAXIM VALERYEVICH PETROV            Mgmt          No vote

2K     ELECTION OF DIRECTOR: MIHKAIL ASLANOVICH POGOSYAN         Mgmt          No vote

2L     ELECTION OF DIRECTOR: ROMAN VIKTOROVICH ROMANOVSKIY       Mgmt          No vote

2M     ELECTION OF DIRECTOR: ALEXEY INNOKENTYEVICH               Mgmt          No vote
       FEDOROV




--------------------------------------------------------------------------------------------------------------------------
 IRPC PUBLIC COMPANY LTD                                                                     Agenda Number:  701858079
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4177E119
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  TH0471010Y12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the 2008 AGM            Mgmt          For                            For
       of shareholders held on 09 APR 2008

2.     Acknowledge the 2008 performance result and               Mgmt          For                            For
       approve the balance sheet and profit and loss
       statement as of 31 DEC 08

3.     Approve the dividend payment of the year 2008             Mgmt          For                            For

4.1    Elect Mr. Prachya Pinyawat as a new Director              Mgmt          For                            For
       in replacement of those who retires by rotation

4.2    Elect Mr. Norkun Sittipong as a new Director              Mgmt          For                            For
       in replacement of those who retires by rotation

4.3    Elect Mr. Pongsvas Svasti as a new Director               Mgmt          For                            For
       in replacement of those who retires by rotation

4.4    Elect Mr. Cherdpong Siriwit as a new Director             Mgmt          For                            For
       in replacement of those who retires by rotation

4.5    Elect Associate Professor Wuthisarn Tanchan               Mgmt          For                            For
       as a new Director in replacement of those who
       retires by rotation

4.6    Elect Mr. Chitrapongse Kwansukstit as a new               Mgmt          For                            For
       Director in replacement of those who retires
       by rotation

5.     Approve the Directors' and the Subcommittees'             Mgmt          For                            For
       remuneration of the year 2009

6.     Appoint the Auditor and approve the Auditor's             Mgmt          For                            For
       fees for the year 2009

7.     Amend the Articles of Association and the Memorandum      Mgmt          For                            For
       of Association

8.     Others [if any]                                           Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 IRSA INVERSIONES Y REPRESENTACIONES S A                                                     Agenda Number:  701728050
--------------------------------------------------------------------------------------------------------------------------
        Security:  P58809107
    Meeting Type:  AGM
    Meeting Date:  31-Oct-2008
          Ticker:
            ISIN:  ARP588091073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Elect 2 shareholders to sign the minutes of               Mgmt          For                            For
       the meeting

2.     Approve the documentation provided in Article             Mgmt          For                            For
       234, line 1, of Law number 19,550 for the FY
       that ended on 30 JUN 2008

3.     Approve the term in office of the Board of Directors      Mgmt          For                            For

4.     Approve the term in office of the Oversight               Mgmt          For                            For
       Committee

5.     Approve the treatment and allocation of the               Mgmt          For                            For
       result from the FY that ended on 30 JUN 2008,
       which ended with a profit of ARS 54,875,000

6.     Approve the remuneration for the Board of Directors       Mgmt          For                            For
       for the FY that ended on 30 JUN 2008, of ARS
       4,177,483 in excess of ARS 1,348,536 over the
       limit of 5 of the profits established by Article
       261 of Law 19,550 and the rules of the national
       securities commission, in light of the proposal
       to not distribute dividends and delegation
       to the Board of Directors of the budget of
       the Audit Committee

7.     Approve the remuneration for the Oversight Committee      Mgmt          For                            For
       for the FY that ended on 30 JUN 2008

8.     Approve to set up the number and the elect the            Mgmt          For                            For
       full and Alternate Members of the Board of
       Directors, as appropriate

9.     Approve the designation of the full and Alternate         Mgmt          For                            For
       Members of the Oversight Committee

10.    Approve the designation of the Certifying Accountant      Mgmt          For                            For
       for the next FY and determine his or her remuneration

11.    Approve to update the report of the shared services       Mgmt          For                            For
       contract

12.    Approve the treatment of the sums paid as tax             Mgmt          For                            For
       to the personal assets of the shareholders

13.    Approve to renew the delegation to the Board              Mgmt          For                            For
       of Directors of the power to determine the
       time and currency of issuance, term, price,
       form and conditions in accordance with that
       which was approved by the shareholders meeting
       of 31 OCT 2006, of the issuance of negotiable
       obligations within the global program in accordance
       with the terms of Article 9 Law 23,576




--------------------------------------------------------------------------------------------------------------------------
 IRSA INVERSIONES Y REPRESENTACIONES S.A.                                                    Agenda Number:  932967524
--------------------------------------------------------------------------------------------------------------------------
        Security:  450047204
    Meeting Type:  Special
    Meeting Date:  31-Oct-2008
          Ticker:  IRS
            ISIN:  US4500472042
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINTMENT OF TWO SHAREHOLDERS TO APPROVE AND            Mgmt          For
       SIGN THE SHAREHOLDERS' MEETING MINUTES.

02     CONSIDERATION OF THE DOCUMENTATION IN SECTION             Mgmt          For
       234, SUBSECTION 1 OF LAW 19,550, RELATING TO
       THE FISCAL YEAR ENDED JUNE 30, 2008.

03     CONSIDERATION OF THE BOARD'S PERFORMANCE.                 Mgmt          For

04     CONSIDERATION OF THE SUPERVISORY COMMITTEE'S              Mgmt          For
       PERFORMANCE.

05     TREATMENT AND ALLOCATION OF RESULTS OF THE FISCAL         Mgmt          For
       YEAR ENDED JUNE 30, 2008, WHICH RECORDED A
       $54,875,000 PROFIT.

06     CONSIDERATION OF THE COMPENSATION PAYABLE TO              Mgmt          For
       THE BOARD OF DIRECTORS IN RESPECT OF THE YEAR
       ENDED JUNE 30, 2008.

07     CONSIDERATION OF THE COMPENSATION PAYABLE TO              Mgmt          For
       THE SUPERVISORY COMMITTEE IN RESPECT OF THE
       YEAR ENDED JUNE 30, 2008.

08     DETERMINATION OF THE NUMBER OF REGULAR DIRECTORS          Mgmt          For
       AND ALTERNATE DIRECTORS, IF THE CASE MAY BE,
       AND ELECTION THEREOF.

09     APPOINTMENT OF THE REGULAR AND ALTERNATE MEMBERS          Mgmt          For
       OF THE SUPERVISORY COMMITTEE.

10     APPOINTMENT OF THE CERTIFYING ACCOUNTANT FOR              Mgmt          For
       THE NEXT FISCAL YEAR AND DETERMINATION OF THE
       COMPENSATION PAYABLE THERETO.

11     UPDATING OF THE REPORT RELATING TO THE SHARED             Mgmt          For
       SERVICES AGREEMENT.

12     TREATMENT OF THE TAX ON THE SHAREHOLDERS' PERSONAL        Mgmt          For
       ASSETS, PAID BY THE COMPANY IN ITS CAPACITY
       OF SUBSTITUTE TAXPAYER.

13     RENEWAL OF DELEGATION TO BOARD OF POWER TO FIX            Mgmt          For
       DETERMINATION OF TIMING AND ISSUANCE CURRENCY,
       TERM, PRICE, MANNER AND PAYMENT CONDITIONS,
       ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 ISLAMIC ARABIC INSURANCE COMPANY                                                            Agenda Number:  701887741
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5693L100
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  AE000A0F6L96
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for the             Mgmt          For                            For
       FY 2008

2.     Approve the Auditors report for the FY 2008               Mgmt          For                            For

3.     Approve the Fatwa and Sharia Supervisory Board            Mgmt          For                            For
       report

4.     Approve, the Board of Directors have recommended          Mgmt          For                            For
       the non distribution of profits for the FY
       2008

5.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       account for the FY 2008

6.     Approve to absolve the Members of the Board               Mgmt          For                            For
       of Directors and External Auditors of their
       liability in respect to their work for the
       period ending 31 DEC 2008

7.     Appoint the Auditors for the FY 2009 and approve          Mgmt          For                            For
       to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 ISRAEL CHEMICALS LTD                                                                        Agenda Number:  701715231
--------------------------------------------------------------------------------------------------------------------------
        Security:  M5920A109
    Meeting Type:  SGM
    Meeting Date:  10-Nov-2008
          Ticker:
            ISIN:  IL0002810146
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve to update the framework resolution of             Mgmt          For                            For
       the Company relating to the purchase of D&O
       insurance cover so as to increase the amount
       of separate cover that the Company is authorized
       to purchase up to an amount not to exceed ILS
       200 million, the amount in respect of the year
       commencing 01 SEP 2008 will be ILS 185 million
       and the premium ILS 300,000




--------------------------------------------------------------------------------------------------------------------------
 ISRAEL DISC BK LTD                                                                          Agenda Number:  701697267
--------------------------------------------------------------------------------------------------------------------------
        Security:  465074201
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2008
          Ticker:
            ISIN:  IL0006912120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

1.     Approve the distribution of a each dividend               Mgmt          For                            For
       to the holders of the ordinary A shares of
       the Company in a total amount of  NIS 250 million,
       and subject to approval of the distribution,
       the record date will be 06 OCT, the ex date
       07 OCT and payment date will be 23 OCT




--------------------------------------------------------------------------------------------------------------------------
 ISRAEL DISC BK LTD                                                                          Agenda Number:  701701167
--------------------------------------------------------------------------------------------------------------------------
        Security:  465074201
    Meeting Type:  SGM
    Meeting Date:  22-Sep-2008
          Ticker:
            ISIN:  IL0006912120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve to increase the registered share capital          Mgmt          For                            For
       of the Bank by 420 million Ordinary A Shares
       of NIS 0.1 par value each, and amend the Articles
       so as to reflect the increase




--------------------------------------------------------------------------------------------------------------------------
 ISRAEL DISC BK LTD                                                                          Agenda Number:  701712829
--------------------------------------------------------------------------------------------------------------------------
        Security:  465074201
    Meeting Type:  AGM
    Meeting Date:  29-Oct-2008
          Ticker:
            ISIN:  IL0006912120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Discussion of the financial statements and Directors      Non-Voting    No vote
       report for the year 2007

2.     Approve the interim dividend of 6% paid to the            Mgmt          For                            For
       Cumulative Preference Shareholders in DEC 2007,
       as final for the year 2007 [the total of such
       dividend amounted to GBP 24,000]

3.     Re-appoint Accountant-Auditors and authorize              Mgmt          For                            For
       the Board to fix their remuneration

4.     Appoint Mr. Ilan Biran as an External Director            Mgmt          For                            For
       for a statutory 3 year period

5.1    Appoint Mr. Ilan Aish as a Director of the Bank           Mgmt          For                            For

5.2    Appoint Mr. Arieh Obadiah as a Director of the            Mgmt          For                            For
       Bank

6.     The following Directors continue in office in             Non-Voting    No vote
       accordance with the provisions of Articles
       of the Bank: Messrs. Shlomo Zohar-Chairman,
       Bezalel Iger, Ben-Zion Granite, Ben-Zion Silberfarb,
       Tsippy Samet, Jorha Safran, Itzhak Firer, Daphna
       Schwartz, Zvi Shtreigold, Itzhak Sharir, Eitan
       Shishinski; the External Director Yosef Singer
       continues in office by provision of Law




--------------------------------------------------------------------------------------------------------------------------
 ISRAEL DISC BK LTD                                                                          Agenda Number:  701832645
--------------------------------------------------------------------------------------------------------------------------
        Security:  465074201
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  IL0006912120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

1.     Appoint Ms. Idit Luski as an External Director            Mgmt          For                            For
       for a statutory 3 year period




--------------------------------------------------------------------------------------------------------------------------
 ISRAEL DISC BK LTD                                                                          Agenda Number:  701937178
--------------------------------------------------------------------------------------------------------------------------
        Security:  465074201
    Meeting Type:  OGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  IL0006912120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Discussion of the financial statements and the            Non-Voting    No vote
       Directors' report for the year 2008

2.     Approve the interim dividend of 6% paid to the            Mgmt          For                            For
       cumulative preference shareholders in DEC 2008,
       as final for the year 2007 [the total of such
       dividend amounted to ILS 24,000]

3.     Re-appoint the Accountant Auditors and authorize          Mgmt          For                            For
       the Board to fix their remuneration

4.     Appoint Mr. Y. Tschanover as a Director of the            Mgmt          For                            For
       Bank

5.     The following Directors continue in office in             Non-Voting    No vote
       accordance with the provisions of Articles
       of the Bank: S. Zohar - Chairman, B. Iger,
       I. Biran, B. Z. Granite, B. Z. Silberfarb,
       I. Lusky, J. Safran, A. Ovadiah, I. Aish, I.
       Firer, D. Schwartz, Z. Shtreigold, I. Sharir.
       E. Shishinski has given notice that he will
       continue in office until the next AGM, continuation
       in office is automatic in accordance with the
       Articles

6.     Approve the purchase of the Bank and subsidiaries         Mgmt          For                            For
       D and O liability cover for the year APR 2009-2010
       in an amount of USD 100 million for a premium
       of USD 900,000 of which the share of the Bank
       without subsidiaries is USD 540,000




--------------------------------------------------------------------------------------------------------------------------
 ISTRABENZ D.D., KOPER                                                                       Agenda Number:  701682177
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4030A107
    Meeting Type:  AGM
    Meeting Date:  28-Aug-2008
          Ticker:
            ISIN:  SI0031102070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 493412 DUE TO RECEIPT OF SUPERVISORS NAME
       AND ADDITION OF RESOLUTIONS. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A MEETING-SPECIFICNon-Voting    No vote
       POWER OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. THE POA SHOULD BE PRINTED ON COMPANY
       LETTERHEAD AND SIGNED ACCORDING TO SIGNATORY
       LIST IN PLACE. THE POA MUST ALSO BE NOTARIZED
       AND APOSTILLIZED. PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE FOR DETAILS. THANK YOU.

1.     Opening of the general meeting and elect the              Mgmt          For                            For
       Working Bodies of the general meeting

2.     Receive the annual report, Revisor's Opinion              Mgmt          For                            For
       and the Supervisor's report about annual report

       PLEASE NOTE THAT SHAREHOLDERS CAN ONLY VOTE               Non-Voting    No vote
       FOR ONE OF RESOLUTIONS 3.M.1, 3.M.2 OR 3.P.1,
       3.P.2 OR 3.V.1, 3.V.2. THANK YOU.

       PLEASE NOTE THAT THE BELOW PROPOSALS ARE PROPOSED         Non-Voting    No vote
       BY THE MANAGEMENT OF THE COMPANY.

3.M.1  Approve the profit EUR 98,204,998.60 should               Mgmt          For                            For
       be allocated as: EUR 3,729,600 per dividend
       payment, EUR 0.72 gross per share

3.M.2  Approve the profit EUR 98,204,998.60 should               Mgmt          For                            For
       be allocated as: EUR 94,475,398.60 for other
       reserves

       PLEASE NOTE THAT THE BELOW COUNTER-PROPOSALS              Non-Voting    No vote
       ARE PROPOSED BY PETROL D.D.

3.P.1  Approve the balance profit EUR 98,204,998 will            Mgmt          For                            For
       be used as EUR 19,632,200 for dividend payment,
       EUR 3,79 per share

3.P.2  Approve the balance profit EUR 98,204,998 will            Mgmt          For                            For
       be used as other profit reserves EUR 78,572,798.60

       PLEASE NOTE THAT THE BELOW COUNTER-PROPOSALS              Non-Voting    No vote
       ARE PROPOSED BY VZMD-VSESLOVENSKO ZDRUZENJE
       MALIH DELNICARJEV

3.V.1  Approve the balance profit EUR 98,204,998.60              Mgmt          For                            For
       will be used as EUR 5,594,400 for the dividend
       payment, EUR 1.08 gross per dividend

3.V.2  Approve the balance profit EUR 98,204,998.60              Mgmt          For                            For
       will be used as EUR 92,610,598,60 for other
       reserves

3.B    Grant discharge to Management Board                       Mgmt          For                            For

3.C    Grant discharge to Supervisory Board                      Mgmt          For                            For

       PLEASE NOTE THAT SHAREHOLDERS CAN ONLY VOTE               Non-Voting    No vote
       FOR ONE OF RESOLUTION 4.M OR 4.P OR 4.V. THANK
       YOU.

       PLEASE NOTE THAT THE BELOW PROPOSAL IS PROPOSED           Non-Voting    No vote
       BY THE MANAGEMENT OF THE COMPANY

4.M    Appoint a new Member to the Supervisory Board             Mgmt          For                            For
       on place of Mr. Bozo Predalic

       PLEASE NOTE THAT THE BELOW COUNTER-PROPOSAL               Non-Voting    No vote
       IS PROPOSED BY PETROL D.D.

4.P    Appoint the supervisory Board Members[ Messrs.Viktor      Mgmt          For                            For
       Baraga, Andrej Bratoz, Janez Groselj]

       PLEASE NOTE THAT THE BELOW COUNTER-PROPOSAL               Non-Voting    No vote
       IS PROPOSED BY VZMD-VSESLOVENSKO ZDRUZENJE
       MALIH DELNICARJEV

4.V    Appoint Mr. Kristjana Verbica to Supervisory              Mgmt          For                            For
       Member for a period of 4 years instead of Mr.
       Bozo Predalic

5.     Appoint an Auditor for the year 2008                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ISTRABENZ D.D., KOPER                                                                       Agenda Number:  701764905
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4030A107
    Meeting Type:  OGM
    Meeting Date:  12-Dec-2008
          Ticker:
            ISIN:  SI0031102070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A MEETING-SPECIFICNon-Voting    No vote
       POWER OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. THE POA MUST BE NOTARIZED AND APOSTILLIZED.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       FOR DETAILS. THANK YOU.

1.     Elect the Working Bodies                                  Mgmt          For                            For

2.     Appoint the special Revisor                               Mgmt          For                            For

3.     Approve to recall the Supervisory Board Members           Mgmt          For                            For

4.     Appoint the New Supervisory Board Members                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ISTRABENZ D.D., KOPER                                                                       Agenda Number:  701806486
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4030A107
    Meeting Type:  OGM
    Meeting Date:  04-Mar-2009
          Ticker:
            ISIN:  SI0031102070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "IMPORTANT MARKET PROCESSING REQUIREMENT: A               Non-Voting    No vote
       MEETING-SPECIFIC POWER OF ATTORNEY (POA) SIGNED
       BY THE BENEFICIAL OWNER IS REQUIRED IN ORDER
       TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. THE POA MUST
       BE NOTARIZED AND APOSTILLIZED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR DETAILS.
       THANK YOU."

1.     Opening the General Meeting and elect the working         Mgmt          For                            For
       bodies

2.     Appoint Messrs. Alenka Vrhovnik Tezak and Zoran           Mgmt          For                            For
       Boskovic as new Supervisory Members on existing
       place of Supervisory Members [Messrs. Predalic,
       Turnsek]




--------------------------------------------------------------------------------------------------------------------------
 ISTRABENZ D.D., KOPER                                                                       Agenda Number:  701973679
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4030A107
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  SI0031102070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 568823 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A MEETING-SPECIFICNon-Voting    No vote
       POWER OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. THE POA MUST BE NOTARIZED AND APOSTILLIZED.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       FOR DETAILS. THANK YOU.

1.     Opening of the general meeting and elect the              Mgmt          For                            For
       shareholder's meeting bodies

2.     Receive the annual report, Auditors report and            Mgmt          For                            For
       Supervisory Board report

3.     Grant discharge to the Supervisory Board and              Mgmt          For                            For
       the Management Board

4.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL. Approve to increase the Company's
       share capital with cash deposits with advantage
       rights to register new shares 3.442.029 new
       shares should be issued, price per share should
       be EUR 138

5.     Approve that the Supervisory Board propose KPMG           Mgmt          For                            For
       Slovenija as the Auditor for year 2009

6.     Appoint the Supervisory Members as worker's               Mgmt          For                            For
       representative




--------------------------------------------------------------------------------------------------------------------------
 ITALIAN-THAI DEVELOPMENT PUBLIC CO LTD                                                      Agenda Number:  701864337
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4211C210
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  TH0438010Z10
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of AGM of shareholders     Mgmt          For                            For
       No. 1/2008

2.     Acknowledge the 2008 operational result                   Mgmt          For                            For

3.     Approve the Company's balance sheet and profit            Mgmt          For                            For
       and loss statement for the YE 31 DEC 2008

4.     Approve the omission of allocation of partial             Mgmt          For                            For
       profits as legal reserve

5.     Approve the omission of the dividend payment              Mgmt          For                            For
       for the 2008 accounting period

6.     Appoint the new Directors in place of Directors           Mgmt          For                            For
       retiring by rotation and approve to determine
       the remuneration for the Board of Directors
       and the Audit Committee

7.     Appoint the Auditor and approve to determine              Mgmt          For                            For
       the remuneration of the Auditor for the year
       2009

8.     Amend the Clause 3 of the Company's Memorandum            Mgmt          For                            For
       of Association by increasing Clause 55, 56
       and 57 of the objects

9.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ITAU UNIBANCO BANCO MULTIPLO SA                                                             Agenda Number:  701900195
--------------------------------------------------------------------------------------------------------------------------
        Security:  P5968Q104
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  BRITAUACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES ''IN FAVOR'' AND ''AGAINST"        Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON RESOLUTION 3 ONLY. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

1.     To examine the Board of Directors annual report,          Non-Voting    No vote
       the financial statements, and External Auditors
       and of the Finance Committee and documents
       opinion report relating to FYE 31 DEC 2008

2.     To deliberate on the proposal of budget of capital        Non-Voting    No vote

       PLEASE NOTE THAT TO REQUIRE THE ADOPTION OF               Non-Voting    No vote
       THE CUMULATIVE VOTING IN THE ELECTION OF MEMBERS
       OF THE BOARD OF DIRECTORS, THE REQUEST IN PARTIES
       MUST REPRESENT, AT LEAST 5% OF THE VOTING SHARE
       CAPITAL. THANK YOU.

3.     Elect the Members of the Board of Directors,              Mgmt          For                            For
       bearing in mind the Requirement from National
       Securities Commission Instruction Numbers 165/91
       and 282/98

4.     To set the Directors, Board of Directors and              Non-Voting    No vote
       Finance Committee global remuneration




--------------------------------------------------------------------------------------------------------------------------
 ITAUSA INVESTIMENTOS ITAU SA                                                                Agenda Number:  701773168
--------------------------------------------------------------------------------------------------------------------------
        Security:  P58711105
    Meeting Type:  EGM
    Meeting Date:  04-Dec-2008
          Ticker:
            ISIN:  BRITSAACNPR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU.

1.     To amend the wording of the initial paragraph             Non-Voting    No vote
       of Section 5 of the By-Laws, with the purpose
       of increasing from 1 to from 1 to 3 Members
       the number of offices of Vice Presidents with
       seat in the Board of Directors

2.     To fill out a vacancy in the Board of Directors           Non-Voting    No vote
       to complete the current annual term of office;
       taking into consideration the provisions of
       CVM instructions 165/91 and 282/98, it is registered
       herein that, to request the implementation
       of multiple vote in such election, the Members
       formulating the request shall represent not
       less than 5% of the voting capital




--------------------------------------------------------------------------------------------------------------------------
 ITAUSA INVESTIMENTOS ITAU SA, SAO PAULO                                                     Agenda Number:  701916162
--------------------------------------------------------------------------------------------------------------------------
        Security:  P58711105
    Meeting Type:  MIX
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRITSAACNPR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE PREFERRED SHAREHOLDLERS CAN VOTE              Non-Voting    No vote
       ONLY ON ITEM 3. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

E.1    Cancellation of 4,404,840 own book entry preferred        Non-Voting    No vote
       shares, held as treasury stock, with no reduction
       in the capital stock

E.2    Increasing the current capital stock, from BRL            Non-Voting    No vote
       10,000,000,000.00 to BRL 12,550,000,000.00,
       through the capitalization of revenue reserves,
       granting to the stockholders, free of cost,
       in the form of bonus shares, 1 new share for
       each lot of 10 shares of the same type held
       by the said stockholders at the close of business
       on 30 APR 2009

E.3    Approve to increase the capital stock by BRL              Mgmt          For                            For
       450,000,000.00, to BRL 13,000,000,000.00, through
       the issue of 77,586,207 new book entry shares,
       with no par value, being common and preferred
       shares, by private subscription during the
       period from 04 MAY 2009 to 03 JUN 2009, proportional
       to 1.8171653% of the stockholding position
       registered on 30 APR 2009, following the granting
       of bonus shares pursuant to item 2 above, at
       the price of BRL 5.80 per share, to be paid
       in by 10 JUN 2009, in cash or credits originating
       from "interest on equity [JCP]" declared by
       "ITAUSA"; this subscription percentage may
       be increased in the light of eventual acquisitions
       of shares issued by the company for holding
       as treasury stock

E.4    Amend the Bylaws in order to, among other amendments:     Non-Voting    No vote
       (i) register the new composition of the capital
       stock reflecting items 1 and 2 above; (ii)
       provide for the election of alternates to the
       Board of Directors and improve the discipline
       for the substitution of the President and the
       powers of this Board; (iii) improve provisions
       with respect to the composition of the Executive
       Board and the substitution of the officers;
       (iv) without restrictions on their effective
       existence, extinguish the statutory provision
       for the Disclosure and Trading, the Investment
       Policies and the Accounting Policies Committees

O.5    Presenting the Management Report, Reports of              Non-Voting    No vote
       the Fiscal Council, the Independent Auditors
       and to examine, for due deliberation, the balance
       sheets, other accounting statements and explanatory
       notes for the FYE 31 DEC 2008

O.6    Approving the distribution of the net income              Non-Voting    No vote
       for the FY

O.7    Elect the members of the Board of Directors               Mgmt          For                            For
       and the members of the Fiscal Council for the
       next annual term of office; pursuant to CVM
       Instructions 165/91 and 282/98, notice is hereby
       given that eligibility to cumulative voting
       rights in the election of members of the Board
       of Directors is contingent on those requesting
       the said rights representing at least 5% of
       the voting capital

O.8    Setting the amount to be allocated for the compensation   Non-Voting    No vote
       of members of the Board of Directors and the
       Board of Executive Officers and the compensation
       of the councilors of the Fiscal Council




--------------------------------------------------------------------------------------------------------------------------
 ITAUSA INVESTIMENTOS ITAU SA, SAO PAULO                                                     Agenda Number:  702022283
--------------------------------------------------------------------------------------------------------------------------
        Security:  P5887P310
    Meeting Type:  EGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  BRITSAR11PR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     Approve to verify and ratify the increase in              Non-Voting    No vote
       the capital stock from BRL 12,550,000,000.00
       to BRL 13,000,000,000.00 approved by the Extraordinary
       and Ordinary General Meeting of 30 APR 2009
       through the private subscription of 77,586,207
       new book entry shares with no par value, being
       29,805,716 common and 47,780,491 preferred
       shares

2.     Approve to change the wording in the first sentence       Non-Voting    No vote
       of Article 3 of the Corporate By Laws, to record
       the new composition of the capital stock




--------------------------------------------------------------------------------------------------------------------------
 ITAUSA INVESTIMENTOS ITAU SA, SAO PAULO                                                     Agenda Number:  702026293
--------------------------------------------------------------------------------------------------------------------------
        Security:  P58711105
    Meeting Type:  EGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  BRITSAACNPR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU.

1.     To verify and ratify to increase in capital               Non-Voting    No vote
       stock from BRL 12,550,000,000.00 to BRL 13,000,000,000.00, approved by the Extraordinary and Ordinary
       General Meeting held on 30 APR 2009, through
       the private subscription of 77,586,207 book
       entry shares with no par value, being 29,805,716
       common and 47,780,491 preferred shares at the
       price of BRL 5.80 per share paid up in cash
       or offset against credits originating from
       'interest on equity' declared by 'ITAUSA'

2.     As a result of the preceding items, to change             Non-Voting    No vote
       the wording in the first sentence of Article
       3 of the Corporate Bylaws, to record the value
       of the new capital stock, the wording being
       revised as specified




--------------------------------------------------------------------------------------------------------------------------
 ITC LTD                                                                                     Agenda Number:  701662149
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4211T171
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2008
          Ticker:
            ISIN:  INE154A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 482075 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

1.     Approve and adopt the accounts of the Company             Mgmt          For                            For
       for the FYE 31 MAR 2008, the Balance Sheet
       as at that date and the Reports of the Directors
       and Auditors thereon

2.     Declare a dividend of INR 3.50 per share for              Mgmt          For                            For
       the FYE 31 MAR 2008

3.A    Re-appoint Mr. B. Sen as a Director                       Mgmt          For                            For

3.B    Re-appoint Mr. B. Vijayaraghavan as a Director            Mgmt          For                            For

3.C    Re-appoint Mr. R.S. Tarneja as a Director                 Mgmt          For                            For

S.4    Appoint Messrs. A.F. Ferguson & Co., Chartered            Mgmt          For                            For
       Accountants as the Auditors of the Company,
       until the conclusion of the next AGM to conduct
       the audit at a remuneration of INR 125,00,000
       payable in 1 or more installments plus service
       tax as applicable and reimbursement of out-of-pocket
       expenses incurred

5.     Appoint Mr. Anil Baijal as a Director of the              Mgmt          For                            For
       Company, liable to retires by rotation, for
       a period of 5 years from the date of this meeting,
       or till such earlier date upon with drawl by
       the recommended institution or to confirm with
       the Policy on retirement as may be determined
       by the Board of Directors of the Company and/or
       by any applicable statutes, rules, regulations
       or guidelines

6.     Appoint Mr. Dinesh Kumar Mehrotra as a Director           Mgmt          For                            For
       of the Company, liable to retire by rotation,
       for a period of 5 years from the date of this
       meeting, or till such earlier date upon withdrawal
       by the recommending institution or to conform
       with the policy on retirement as may be determined
       by the Board of Directors of the Company and/
       or by any applicable statutes, rules, regulations
       or guidelines

7.     Appoint Dr. Ravinder Kumar Kaul as a Director             Mgmt          For                            For
       of the Company, liable to retire by rotation,
       for a period of 5 years from the date of this
       meeting or till such earlier date upon withdrawal
       by the recommending institution or to conform
       with the policy on retirement as may be determined
       by the Board of Directors of the Company and
       / or by any applicable statutes, ruies, regulations
       or guidelines

8.     Appoint Mr. Sunil Behari Mathur as a Director             Mgmt          For                            For
       of the Company, liable to retire by rotation,
       for a period of 5 years from the date of this
       meeting, or till such earlier date to conform
       with the policy on retirement as may be determined
       by the Board of Directors of the Company and
       / or by any applicable statutes, rules, regulations
       or guidelines

9.     Appoint Mr. Pillappakkam Bahukutumbi Ramanujam            Mgmt          For                            For
       as a Director of the Company, liable to retire
       by rotation, for a period of 5 years from the
       date of this meeting, or till such earlier
       date to conform with the policy on retirement
       as may be determined by the Board of Directors
       of the Company and / or by any applicable statutes,
       rules, regulations or guidelines

10.    Appoint Mr. H.G. Powell as a Director of the              Mgmt          For                            For
       Company, liable to retire by rotation, for
       a period of 5 years from the date of this meeting,
       or till such earlier date to conform with the
       policy on retirement as may be determined by
       the Board of Directors of the Company and /
       or by any applicable statutes, rules, regulations
       or guidelines

11.    Re-appoint Dr. Basudeb Sen as a Director of               Mgmt          For                            For
       the Company, liable to retire by rotation,
       for a period of 5 years with effect from 27
       AUG 2008, or till such earlier date to conform
       with the policy on retirement as may be determined
       by the Board of Directors of the Company and
       / or by any applicable statutes, rules, regulations
       or guidelines

12.    Re-appoint Mr. Balakrishnan Vijayaraghavan as             Mgmt          For                            For
       a Director of the Company, liable to retire
       by rotation, for a period of 5 years with effect
       from 27 AUG 2008, or till such earlier date
       to conform with the policy on retirement as
       may be determined by the Board of Directors
       of the Company and or by any applicable statutes,
       rules, regulations or guidelines

13.    Amend, in accordance with the applicable provisions       Mgmt          For                            For
       of the Companies Act, 1956, the re-enactment
       thereof, consent to modification in the terms
       of remuneration paid or payable to the Whole
       time Directors of the Company with effect from
       01 OCT 2007, as specified

S.14   Authorize the Directors of the Company, subject           Mgmt          For                            For
       to such approvals as may be necessary, other
       than the Whole time Directors be paid annually,
       for a period not exceeding 5 years, for each
       of the FY of the Company commencing from 01
       APR 2008, commission not exceeding 1 % of the
       net profits of the Company, as provided under
       Section 309(4) of the Companies Act, 1956 ['the
       Act'], and computed in the manner referred
       to in Section 198(1) of the Act, or any amendment
       or re-enactment thereof, in addition to the
       fee for attending the meetings of the Board
       of Directors of the Company ['the Board'] or
       any Committee thereof, to be divided amongst
       the Directors aforesaid in such manner as the
       Board may from time to time determine and in
       default of such determination equally, provided
       that none of the Directors aforesaid shall
       receive individually commission exceeding INR
       6,00,000 in a FY




--------------------------------------------------------------------------------------------------------------------------
 IVRCL INFRASTRUCTURES & PROJS  LTD                                                          Agenda Number:  701690162
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y42154123
    Meeting Type:  AGM
    Meeting Date:  15-Sep-2008
          Ticker:
            ISIN:  INE875A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the profit and loss            Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as at that date and the reports of the
       Board of Directors and the Auditors attached
       thereto

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. S. K. Gupta as a Director, who             Mgmt          For                            For
       retires by rotation under Article 121 of the
       Articles of Association of the Company

4.     Re-appoint Mr. P. R. Tripathi as a Director,              Mgmt          For                            For
       who retires by rotation under Article 121 of
       the Articles of Association of the Company

5.     Re-appoint Mr. T. N. Chaturvedi as a Director,            Mgmt          For                            For
       who retires by rotation under Article 121 of
       the Articles of Association of the Company

6.     Re-appoint M/s. Deloitte Haskins and Sells,               Mgmt          For                            For
       Chartered Accountants, and M/s. Chaturvedi
       and Partners, Chartered Accountants, as the
       Statutory Auditors of the Company to jointly
       hold office until the conclusion of next AGM
       and authorize the Board of Directors of the
       Company to fix the remuneration payable to
       them

7.     Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309 and 311 read with Schedule XIII
       and other applicable provisions if any, of
       the Companies Act, 1956, and subject to the
       statutory approvals if any, to modify the terms
       of remuneration of Mr. E. Sudhir Reddy, Chairman
       and Managing Director of the Company, with
       effect from 01 FEB 2008 for the remaining period
       of his present terms of appointment as specified;
       and that the other terms of appointment and
       remuneration, as approved by the Members of
       the Company by way if a resolution in the 17th
       AGM held on 17 SEP 2004, shall remain unaltered
       being within the provisions of Schedule XIII
       of the Companies Act 1956

8.     Appoint, pursuant to the provisions of the Section        Mgmt          For                            For
       198, 269, 309 and 311 read with Schedule XIII
       and other applicable provisions if any, of
       the Companies Act 1956, Mr. R. Balarami Reddy
       as an Executive Director - Finance and Group
       Chief Finance Officer, so long as he continues
       to be a Director, liable to retire by rotation
       and approve the remuneration to be paid to
       him for the period 01 APR 2008 and 31 AUG 2008
       as specified and Mr. R. Balarami Reddy, Executive
       Director - Finance and Group Chief Finance
       Officer be paid the specified remuneration
       for the period from 01 SEP 2008 and 31 MAR
       2009 and his remuneration be increased from
       01 APR 2009 till such time as he continues
       to be a Director, liable to retire by rotation
       as may be decided by the Board subject to the
       confirmation of the Members at the immediately
       following the general meeting, as specified,
       Employee Stock Options granted/to be granted,
       from time to time, are not to be considered
       as perquisite and ot to be included for the
       purpose of conputation of overall ceiling of
       remuneration

9.     Appoint, pursuant to the provisions of the Section        Mgmt          For                            For
       198, 269, 309 and 311 read with Sechedule XIII
       and other applicble provisions if any, of the
       Companies Act, 1956,  Mr. K. Ashok Reddy as
       an Executive Director, as long as he continues
       to be a Director, liable to retire by rotation
       and approve the remuneration to be paid to
       him for the period 01 APR 2008 to 31 AUG 2008
       as specified and Mr. K. Ashok Reddy, Executive
       Director be paid the remuneration for the period
       01 SEP 2008 to 31 MAR 2009 as specified and
       his remuneration be increased from 01 APR 2009
       till such time as be continues to be a Director,
       liable to retire by rotation as may be decided
       by the Board subject to the confirmation of
       the Members at the immediately following the
       general meeting, as specified, employee stock
       options granted/to be granted, from time to
       time, are not to be considered as perquisite
       and not to be included for the purpose of conputation
       of overall ceiling of remuneration

10.    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in supersession of the resolution limiting
       the borrowing powers of the Board of Directors
       of the Company up to INR 50,000 millions passed
       at the AGM held on 07 SEP 2007, under Section
       293(1)(d) of the Companies Act, 1956, to borrow
       moneys from time to time up to a limit not
       exceeding in the aggregate of INR 75,000 millions
       including Foreign borrowings like Foreign Convertible
       Currency Bonds, Foreign Currency Bonds etc.,
       notwithstanding that monies to be borrowed,
       together with the moneys already borrowed by
       the Company apart from temporary loans obtained
       from the Company's Bankers in the ordinary
       course of business will exceed the aggregate
       of the paid up Capital of the Company and its
       free reserves, that is to say, reserves not
       set apart for any specific purpose

S.11   Approve that the options granted/to be granted            Mgmt          For                            For
       under ESOP 2007 Scheme approved by the members
       on 07 SEP 2007 be evaluated in accordance with
       the intrinsic value of the shares instead of
       fair value of the shares as approved at the
       said meeting; and that the statement [as specified]
       be treated as part of the scheme and that the
       Company shall calculate the employee compensation
       cost using the intrinsic value of the stock
       options and that the difference between the
       employee compensation cost so computed and
       the employees compensation cost that shall
       have been recognized if it had used the fair
       value of the options shall be disclosed in
       the Directors' report and also the impact of
       this difference on profits and on earnings
       Per Share [EPS] of the Company shall also be
       enclosed in the Director's report




--------------------------------------------------------------------------------------------------------------------------
 JAIN IRRIGATION SYSTEMS LTD                                                                 Agenda Number:  701708387
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y42531122
    Meeting Type:  AGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  INE175A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts for the            Mgmt          For                            For
       YE 31 MAR 2008 [including balance sheet as
       at 31 MAR 2008 and consolidated balance sheet
       as at 31 MAR 2008, cash flow statements and
       profit & loss account and consolidated profit
       & loss account for the YE on even date] together
       with schedules, notes thereon and the reports
       of Board of Directors and the Auditors thereon

2.     Declare a dividend on Redeemable Preference               Mgmt          For                            For
       Shares as specified and Equity Shares of INR
       10 each

3.     Re-appoint Shri D.R. Mehta as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri R. Swaminathan as a Director,             Mgmt          For                            For
       who retires by rotation

5.     Re-appoint, pursuant to the provisions of Section         Mgmt          For                            For
       224 and other applicable provision, if any,
       of the Companies Act 1956, M/s. Dalal & Shah,
       Chartered Accountants, Mumbai, the retiring
       Auditors of the Company as the Statutory Auditors
       of the Company upto the conclusion of the 22nd
       AGM on remuneration of INR 50 lacs [Audit fees
       INR 40 lacs, tax Audit fees INR 4 lacs and
       limited review fees INR 6 lac] and reimbursement
       of out of pocket expenses as may be incurred
       during the course of the audit

6.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in terms of Section 293(1)(a) and, any other
       applicable provisions of the Companies Act,
       1956 and, subject to requisite approvals, consents
       and clearance from the Company's Bankers, Financial
       Institutions, Trustees to the Debenture holders
       and/or other Institutions/bodies, if and wherever
       necessary, to mortgaging/charging/hypothecating
       or otherwise creating an encumbrance [on such
       terms and conditions and in such form and manner,
       as the Board may think fit], on the whole or
       substantially the whole of the Company's undertakings,
       including present and/or future properties,
       whether immovable or movable, against loans
       obtained, together with interest thereon, at
       the respective rates agreed, additional/further/compound
       interest in the event of default, commitment
       charges, Premium [if any] on redemption, all
       other costs, charges and expenses and all other
       monies payable by the Company to Financial
       Institutions/Banks/others in terms of letter
       of sanction and/or Loan agreement[s] or any
       other deeds or documents as are entered into
       by the Company or any modification in respect
       of the Loan; for the purpose of giving effect
       to this resolution, to finalize the manner
       and method and all necessary agreements, deeds
       and documents and subsequent modifications
       thereto, for creating the aforesaid mortgage
       and/or charge and to do all such acts, deeds,
       matters and things as may be necessary desirable
       or expedient for the purpose of giving effect
       to the above resolution

S.7    Approve, pursuant to provisions of Sections               Mgmt          For                            For
       198, 269, 309, 310, 311 and 314, read with
       Schedule XIII and all other applicable provisions,
       if, any, of the Companies Act, 1956 [including
       any statutory modifications or reenactment
       thereof, for the time being in force] the re-appointment
       of Mr. Anil B. Jain as a Whole time Director
       of the company designated as Managing Director
       of the Company from 01 OCT 2008 [ hereinafter
       referred to as Managing Director] for a period
       of 2 years, on the terms and conditions including
       perquisites, where the remuneration including
       perquisites are subject to the approval of
       the Central government, as may be applicable
       from time to time, as specified, with liberty
       to the Board of Directors to alter, and vary
       the terms and conditions of the said appointment,
       so as not exceed the limits specified in Schedule
       XIII to the Companies Act, 1956, or applicable
       provisions of the Companies Act, 1956 for the
       time being in force or any amendments thereof,
       or any amendments and/or modifications that
       may hereafter be made by the Central Government
       or as may agreed between the Board of Directors
       and the Managing Director, the terms and conditions
       as specified; where in any FY during the tenure
       of said Managing Director, the Company has
       no profits or its profits are inadequate, the
       Company shall pay him the specified remuneration,
       as the minimum remuneration, as is permissible,
       but not exceeding the limits specified under
       Section II of Part II to Schedule XIII of the
       Companies Act, 1956 as applicable for the period
       for which profit and inadequate ; Company do
       enter in to an employment contract/ service
       agreement with Mr. Anil B. Jain as a Managing
       Director as per draft of the Service Agreement
       placed before the meeting and initialed by
       the Chairman for the purpose of identification;
       authorize any Director or Company Secretary
       of the Company to file the necessary applications
       with the Central Government and to take such
       steps as may be necessary and desirable to
       give effect to this resolution

S.8    Approve, pursuant to provisions of Sections               Mgmt          For                            For
       198, 269, 309, 310, 311 and 314, read with
       Schedule XIII and all other applicable provisions,
       if, any, of the Companies Act, 1956 [including
       any statutory modifications or reenactment
       thereof, for the time being in force] the re-appointment
       of Mr. Ajit B. Jain as a Whole time Director
       of the Company designated as Joint Managing
       Director of the Company from 01 OCT 2008 [
       hereinafter referred to as Joint Managing Director]
       for a period of 2 years, on the terms and conditions
       including perquisites, where the remuneration
       including perquisites and subject to the approval
       of the Central government, as may be applicable
       from time to time, as specified, with liberty
       to the Board of Directors to alter, and vary
       the terms and conditions of the said appointment,
       so as not exceed the limits specified in Schedule
       XIII to the Companies Act, 1956, or applicable
       provisions of the Companies Act, 1956 for the
       time being in force or any amendments thereof,
       or any amendments and/or modifications that
       may hereafter be made by the Central Government
       or as may e agreed between the Board of Directors
       and the Joint Managing Director, the terms
       and conditions are as specified; where in any
       FY during the tenure of said Joint Managing
       Director, the Company has no profits or its
       profits are inadequate, the Company shall pay
       him the above remuneration, as the minimum
       remuneration, as is permissible, but noir exceeding
       the limits specified under Section II of Part
       II to Schedule XIII of the Companies Act, 1956
       as applicable for the period for which profit
       and inadequate; Company do enter in to an employment
       contract/service agreement with Mr. Ajit B.
       Jain as a Joint Managing Director as per draft
       of the Service Agreement placed before the
       meeting and initialed by the Chairman for the
       purpose of identification; authorize any Director
       or Company Secretary of the Company to file
       the necessary applications with the Central
       Government and to take such steps as may be
       necessary and desirable to give effect to this
       resolution

S.9    Approve, pursuant to provisions of Sections               Mgmt          For                            For
       198, 269, 309, 310, 311 and 314, read with
       Schedule XIII and all other applicable provisions,
       if, any, of the Companies Act, 1956 [including
       any statutory modifications or reenactment
       thereof, for the time being in force] the re-appointment
       of Mr. Ashok B. Jain as a Whole time Director
       of the Company designated as Vice Chairman
       of the Company from 01 OCT 2008 [ hereinafter
       referred to as Vice Chairman] for a period
       of 2 years, on the terms and conditions including
       perquisites, where the remuneration including
       perquisites and subject to the approval of
       the Central government, as may be applicable
       from time to time, as specified, with liberty
       to the Board of Directors to alter, and vary
       the terms and conditions of the said appointment,
       so as not exceed the limits specified in Schedule
       XIII to the Companies Act, 1956, or applicable
       provisions of the Companies Act, 1956 for the
       time being in force or any amendments thereof,
       or any amendments and/or modifications that
       may hereafter be made by the Central Government
       or as may agreed between the Board of Directors
       and the Vice Chairman, the terms and conditions
       are as specified; where in any FY during the
       tenure of said Vice Chairman, the Company has
       no profits or its profits are inadequate, the
       Company shall pay him the above remuneration,
       as the minimum remuneration, as is permissible,
       but noir exceeding the limits specified under
       Section II of Part II to Schedule XIII of the
       Companies Act, 1956 as applicable for the period
       for which profit and inadequate ; Company do
       enter in to an employment contract/service
       agreement with Mr. Ashok B. Jain as Vice Chairman
       as per draft of the Service Agreement placed
       before the meeting and initialed by the Chairman
       for the purpose of identification; authorize
       any Director or Company Secretary of the Company
       to file the necessary applications with the
       Central Government and to take such steps as
       may be necessary and desirable to give effect
       to this resolution

S.10   Approve, pursuant to provisions of Sections               Mgmt          For                            For
       198, 269, 309, 310, 311 and 314, read with
       Schedule XIII and all other applicable provisions,
       if, any, of the Companies Act, 1956 [including
       any statutory modifications or reenactment
       thereof, for the time being in force] the re-appointment
       of Mr. R. Swaminathan as a Whole time Director
       of the Company designated as Director-Technical
       of the Company from 01 OCT 2008 [ hereinafter
       referred to as Director-Technical] for a period
       of 2 years, on the terms and conditions including
       perquisites, where the remuneration including
       perquisites and subject to the approval of
       the Central government, as may be applicable
       from time to time, as specified, with liberty
       to the Board of Directors to alter, and vary
       the terms and conditions of the said appointment,
       so as not exceed the limits specified in Schedule
       XIII to the Companies Act, 1956, or applicable
       provisions of the Companies Act, 1956 for the
       time being in force or any amendments thereof,
       or any amendments and/or modifications that
       may hereafter be made by the Central Government
       or as may agreed between the Board of Directors
       and the Director-Technical, the terms and conditions
       are as specified; where in any FY during the
       tenure of said Director-Technical, the company
       has no profits or its profits are inadequate,
       the Company shall pay him the above remuneration,
       as the minimum remuneration, as is permissible,
       but noir exceeding the limits specified under
       Section II of Part II to Schedule XIII of the
       Companies Act, 1956 as applicable for the period
       for which profit and inadequate ; Company do
       enter in to an employment contract/ service
       agreement with Mr. R. Swaminathan as Director-Technical
       as per draft of the Service Agreement placed
       before the meeting and initialed by the Chairman
       for the purpose of identification; authorize
       any Director or Company Secretary of the Company
       to file the necessary applications with the
       Central Government and to take such steps as
       may be necessary and desirable to give effect
       to this resolution

S.11   Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       314(1B) together with all other applicable
       provisions, if any of the Companies Act, 1956
       [including any statutory modifications or reenactment
       thereof, for the time being in force] and subject
       to approval of Central Government and all such
       other authorities, if any required and, subject
       to such conditions may be prescribed by them
       while granting the approvals as the case may
       be,  Shri Atul B. Jain, relative of Shri B
       H Jain, Chairman, Shri Ashok B Jain, Vice Chairman,
       Shri Anil B Jain Managing Director and Shri
       Ajit B Jain Joint Managing Director, as Chief
       Marketing Officer [CMO] of the Company form
       01 AUG 2008 [hereinafter referred as CMO] for
       a period of 2 years on terms and conditions
       as specified subject to the approval of the
       Central government, as may be applicable from
       time to time, as specified, with liberty to
       the Board of Directors to alter, and vary the
       terms and conditions of the said appointment,
       so as not exceed the limits specified in the
       approval of the Central Government, and the
       amendment thereof, or any amendments, and/or
       modified that may hereafter be made there to
       by the Central Government or as may agreed
       between the Board of Directors and Chief Marketing
       Officer, the terms and conditions are as specified;
       authorize any Director of the Company Secretary
       of the Company to file the necessary applications
       with the Central Government and to take such
       steps as may be necessary and desirable to
       give effect to this; and to take such steps
       as may be necessary and desirable to give effect
       to this resolution

12.    Approve, pursuant to Section 258 and 259 and              Mgmt          For                            For
       other applicable provisions, if any, of the
       Companies Act, 1956, and subject to the approvals
       of the Central government to increase the number
       of Directors of the Company for the time being
       in office from existing 13 to proposed 14 and
       amend the Clause 111 of the Articles of Association
       of the Company as specified; authorize the
       Board of Directors of the Company to take such
       steps as may be necessary and desirable to
       give effect to this resolution; grant authority,
       pursuant to the provisions of Section 31 and
       other applicable provisions of the Companies
       Act,1956 and with immediate effect the Articles
       of Association of the Company to be amended
       as specified; authorize the Board of Directors
       of the Company to take such steps as may be
       necessary and desirable to give effect to this
       resolution

S.13   Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17 of the Companies Act, 1956, the Object Clause
       B of the Memorandum of Association of the Company
       by adding the specified new Clause B-47 after
       the existing Clause 46 thereof; authorize the
       Board of Directors of the Company to do all
       such acts, deeds, and things as may be necessary
       to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 JAIN IRRIGATION SYSTEMS LTD                                                                 Agenda Number:  701831225
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y42531122
    Meeting Type:  EGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  INE175A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in accordance with provisions of Section 81[1A]
       and all other applicable provisions, if any,
       of the Companies Act, 1956 and of Memorandum
       and Articles of Association of the Company
       and subject to consent[s], approval[s], permission[s]
       or sanction[s] including any conditions thereof
       or any modifications to the terms and conditions
       therein, if any, required of any authority[ies],
       body[ies] or financial institution[s] as may
       be necessary, to issue, offer for subscription
       and allot up to 20,00,000 Equity Shares of
       INR 10 each on preferential basis to International
       Finance Corporation [IFC] for cash at a price
       of not less than the price calculated as per
       SEBI Guidelines and/or to such extent and on
       such other terms and conditions as may be decided
       by the Board in accordance with SEBI [Disclosure
       and Investor Protection] Guidelines 2000, as
       amended, [the guidelines]; the "Relevant Date"
       in terms of the guidelines for the purpose
       of determining the price of the Equity Shares
       shall be 24 FEB 2009, being the date 30 days
       prior to the date of this general meeting;
       the Equity Shares issued shall rank pari passu
       with the existing Equity Shares of the Company;
       and authorize the Board to decide and approve
       the other terms and conditions of the issue
       of the shares and to vary, modify, or alter
       any of the terms and conditions, including
       the size and price [in accordance with Guidelines]
       as it may deem expedient and for the purpose
       of giving effect to the aforesaid resolution,
       to agree to, make and accept such conditions,
       modifications and alterations as may be stipulated
       by the relevant authorities and to take such
       actions as may be necessary, desirable or expedient
       to effect such modifications and alterations
       and to resolve and settle all questions and
       difficulties that may arise in the proposed
       issue and allotment of shares and to do all
       acts, deeds, matters and things as it may at
       its discretion consider necessary or desirable
       without being required to seek any further
       consent or approval of the shareholders or
       otherwise to the end and intent that they shall
       be deemed to have given their approval thereto
       expressly by the authority of this resolution

2.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       in terms of Section 293[1][a] and, any other
       applicable provisions of the Companies Act,
       1956 and, subject to requisite approvals, consents
       and clearance from the Company's Bankers, Financial
       Institutions, Trustees to the Debenture holders
       and/or other Institutions/bodies, if and wherever
       necessary, to mortgaging/charging/ hypothecating
       or otherwise creating an encumbrance [on such
       terms and conditions and in such form and manner,
       as it may think fit,] on the whole or substantially
       the whole of the Company's undertakings, including
       present and/or future properties, whether immovable
       or movable, against loans obtained, together
       with interest thereon, at the respective rates
       agreed, additional/further/compound interest
       in the event of default, commitment charges,
       premium [if any] on redemption, all other costs,
       charges and expenses and all other monies payable
       by the Company to Financial Institutions/Banks/others
       in terms of letter of sanction and/or Loan
       Agreement[s] or any other deeds or documents
       as are entered into by the Company or any modification
       in respect of the loan and to finalize the
       manner and method and all necessary agreements,
       deeds and documents and subsequent modifications
       thereto, for creating the aforesaid mortgage
       and/or charge and to do all such acts, deeds,
       matters and things as may be necessary desirable
       or expedient for the purpose of giving effect
       to the above resolution

3.     Approve, pursuant to the provisions of the SEBI           Mgmt          For                            For
       [Employee Stock Option Scheme and Employee
       Stock Purchase Scheme] Guidelines, 1999, the
       Companies Act, 1956 and other relevant provisions
       of law, in partial modification of the resolutions
       passed at the 18th AGM held on 30 SEP 2005,
       approval of the Company be given to the following
       modifications, not being prejudicial to the
       interests of the allottees of the Stock Options,
       to the Employees Stock Options and Shares Plan
       2005 and the terms of issue of stock options
       pursuant to such Plan: [a] the Exercise Price
       for exercise of the 1,500,000 stock options
       as specified issued by the Company be modified
       and reduced to such price that is INR. 52.20
       per ESOP less than the closing market price
       at the Bombay Stock Exchange or the National
       Stock Exchange, where the trading of the shares
       of the Company is higher, on the last trading
       day preceding the Board Meeting/Compensation
       Committee meeting to be held for modification
       of the Exercise Price 2 [b] the Exercise Price
       for exercise of the 500,000 stock options under
       Set II as specified issued by the Company be
       modified and reduced to such price that is
       INR. 102.59 per ESOP less than the closing
       market price at the Bombay Stock Exchange or
       the National Stock Exchange, where the trading
       of the shares of the Company is higher, on
       the last trading day preceding the Board meeting/Compensation
       Committee meeting to be held for modification
       of the Exercise Price and authorize the Board
       and/or the Compensation Committee to take such
       steps that are incidental or consequent to
       the amendments made to the Plan and the issue
       terms of the Stock Options including issuance
       of necessary documents to the employees, filings
       of documents with authorities and such other
       steps or acts as the Board/ Compensation Committee
       deem fit for this purpose




--------------------------------------------------------------------------------------------------------------------------
 JAIPRAKASH ASSOCIATES LTD                                                                   Agenda Number:  701675994
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y42539117
    Meeting Type:  AGM
    Meeting Date:  27-Aug-2008
          Ticker:
            ISIN:  INE455F01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited Balance            Mgmt          For                            For
       Sheet as at 31 MAR 2008, the Profit & Loss
       Account for the YE on that date and the Reports
       of the Directors and the Auditors thereon

2.     Approve 2 interim dividends and declare final             Mgmt          For                            For
       dividend for the FY 2007-08

3.     Re-appoint Shri B. K. Taparia as a Director,              Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri S. C. Bhargava as a Director,             Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Shri Pankaj Gaur as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Re-appoint Shri B. K. Goswami as a Director,              Mgmt          For                            For
       who retires by rotation

7.     Re-appoint Shri. S. D. Nailwal as a Director,             Mgmt          For                            For
       who retires by rotation

8.     Appoint Messrs. M.P. Singh & Associates, Chartered        Mgmt          For                            For
       Accountants, as the Statutory Auditors of the
       Company, to hold office from the conclusion
       of this AGM until the conclusion of the next
       AGM and authorize the Board of Directors to
       fix their remuneration

9.     Appoint Shri. Jaiprakash Gaur as a Director               Mgmt          For                            For
       of the Company, who is liable to retire by
       rotation

10.    Appoint Shri R. K. Singh as a Director of the             Mgmt          For                            For
       Company, who is liable to retire by rotation

11.    Authorize the Board of Directors, in terms of             Mgmt          For                            For
       Section 293[1][a] and other applicable provisions,
       if any, of the Companies Act, 1956, to mortgage
       and/or charge, subject to the existing charges,
       immovable and movable properties of the Company,
       wheresoever situate, present and future, in
       such manner as may be decided in consultation
       with the term lending institutions/Banks/Debenture
       Trustees to or in favour of Axis Bank Limited
       [as Lender for Rupee Term Loan and as Trustees
       for NCDs] to secure: a] Rupee Term Loan of
       INR 440 Crores from Axis Bank Limited b] 1500-9.50%
       Non Convertible Debentures [NCDs] of the Company
       of INR 10 lacs each, aggregating INR 150 Crores,
       privately placed with Life Insurance Corporation
       of India [LIC], Axis Bank Limited, acting as
       Trustees for NCDs, together with interest thereon
       at the respective agreed rates, compound interest,
       additional interest, liquidated damages, premia
       on prepayment, costs, charges, expenses, Trustees'
       remuneration and other monies payable by the
       Company to Axis Bank Limited, and LIC under
       respective loan agreements/debenture subscription
       agreement entered into by the Company in respect
       of the aforesaid Loan/NCDs

12.    Authorize the Board of Directors, in terms of             Mgmt          For                            For
       Section 293[1] [a] and other applicable provisions,
       if any, of the Companies Act, 1956, to mortgage
       and/or charge, subject to the existing charges,
       immovable and movable properties of the Company,
       wheresoever situate, present and future as
       Second Charge ranking subservient to the charges/securities created/to be created in favour of first charge
       holders, in such manner as may be decided to
       secure additional Working Capital facilities
       aggregating INR 32152 lacs [Fund Based INR
       2500 lacs and Non Fund Based INR 29652 lacs]
       granted by consortium of banks with Canara
       Bank as a leader of consortium together with
       interest thereon at the respective agreed rates,
       compound interest, additional interest, liquidated
       damages, premia on prepayment, costs, charges,
       expenses and other monies payable by the Company
       to the said lenders under respective agreements
       entered/to be entered into by the Company in
       respect of the aforesaid facilities




--------------------------------------------------------------------------------------------------------------------------
 JAIPRAKASH ASSOCIATES LTD                                                                   Agenda Number:  701714760
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y42539117
    Meeting Type:  OTH
    Meeting Date:  17-Oct-2008
          Ticker:
            ISIN:  INE455F01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 81 (1A)
       and all other applicable provisions, if any,
       of the Companies Act, 1956 (the Act) including
       any statutory modification(s) or reenactment
       thereof for the time being in force and in
       accordance with the relevant provisions of
       the Memorandum and Articles of Association
       of the Company, and applicable subsisting Rules/Regulations/Guidelines, prescribed by the Government of India/Securities
       and Exchange Board of India (SEBI) and/or any
       other regulatory authority, and the Listing
       Agreement entered into by the Company with
       the Stock Exchanges where the equity shares
       of the Company are listed and subject to the
       approval(s), consents(s), permission(s), and/or
       sanction(s), if any, of appropriate authorities,
       institutions or bodies as may be required,
       and subject to such conditions as may be prescribed
       by any of them while granting any such approval(s),
       consents(s), permission(s), and/or sanction(s),
       (hereinafter referred as the Board, which term
       shall include any Committee of the Board constituted/to
       be constituted to exercise its power, including
       the powers conferred by this Resolution) to
       create, offer, issue and allot up to 12,00,00,000
       warrants entitling the warrant holder to apply
       for allotment of 1 equity share of INR 2, at
       premium on full payment, per warrant, at a
       price stated herein below, in 1 or more tranches,
       within 18 months from the date of allotment
       of warrants, to Jaypee Ventures Private Limited,
       a Promoter Group Company, on Preferential basis
       through offer letter and/or information memorandum
       and/or private placement memorandum and/or
       such other documents/ writings, in such form,
       manner and upon such terms and conditions as
       may be determined by the Board in its absolute
       discretion, provided that the shares will be
       issued at a price not less than: a) the average
       of the weekly high and low of the closing prices
       of the Company's shares quoted on the National
       Stock Exchange during the 6 months preceding
       the relevant date; or b) the average of the
       weekly high and low of the closing prices of
       the Company's shares quoted on the National
       Stock Exchange during the 2 weeks preceding
       the relevant date; whichever is higher, the
       relevant date for the purpose being 18 SEP
       2008; approve that the resultant equity shares
       to be issued and allotted to the Warrant holders
       on full payment in accordance with the terms
       of offer(s) shall rank pari passu including
       to dividend with the then existing equity shares
       of the Company in all respects and be listed
       on the Stock Exchanges where the equity shares
       of the Company are listed; authorize, for the
       purpose of giving effect to the issue and allotment
       of the Warrants, the Executive Chairman, any
       other Director and/or the Company Secretary,
       to appoint Advisors and/or Consultants as may
       be deemed fit and to take all actions and do
       all such acts, deeds, matters and things and
       to execute all such deeds, documents and writings
       in connection with the issue of the aforesaid
       Warrants as they may, in their absolute discretion,
       deem necessary, proper or desirable for such
       purpose and to accept any modifications in
       the above proposal as may be stipulated by
       the authorities involved in such issues and
       also with power on behalf of the Company to
       settle all questions, difficulties or doubts
       that may arise which making the proposed issue,
       offer and allotment of the said Warrants and
       equity shares, including change in the quantity
       and period for exercise of option subject to
       relevant Guidelines, utilizations of the proceeds,
       without being required to seek any further
       consent or approval of Members or otherwise,
       to the end and intent that Members shall be
       deemed to have given their approval thereto
       expressly by the authority of this resolution;
       authorize the Board to delegate all or any
       of the powers herein conferred to any Committee
       of Directors or any Director(s) or Officer(s)
       of the Company

S.2    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 372A
       and other applicable provisions, if any, of
       the Companies Act, 1956 and subject to such
       approvals as may be necessary from the Financial
       Institutions and/or Banks, to extend the security
       created by way of pledge of equity shares of
       Jaiprakash Hydro-Power Limited (JHPL), a subsidiary
       of the Company, held by the Company in favor
       of lenders of JHPL, namely, IDBI Limited and
       IFCI Limited, as specified to this notice seeking
       approval of the Members notwithstanding the
       fact that the aggregate of the investments
       so far made, securities so far provided, loans/guarantees
       so far given by the Company along with the
       proposed extension of security may exceed 60%
       of the Paid-up Capital and free reserves of
       the Company or 100% of its free reserves, whichever
       is more; authorize the Board of Directors of
       the Company to do all such acts, deeds or things
       as may be expedient or necessary to give effect
       to this Resolution

S.3    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 372A
       and other applicable provisions, if any, of
       the Companies Act, 1956 and subject to such
       approvals as may be necessary from the Financial
       Institutions and/or Banks, to extend the security
       created by way of pledge of equity shares of
       Jaiprakash Power Ventures Limited (JPVL), a
       subsidiary of the Company, held by the Company
       in favor of lenders of JPVL, namely, IFCI Limited,
       as specified to this notice seeking approval
       of the Members notwithstanding the fact that
       the aggregate of the investments so far made,
       securities so far provided, loans/guarantees
       so far given by the Company along with the
       proposed extension of security may exceed 60%
       of the Paid-up Capital and free reserves of
       the Company or 100% of its free reserves, whichever
       is more; authorize the Board of Directors of
       the Company to do all such acts, deeds or things
       as may be expedient or necessary to give effect
       to this Resolution

S.4    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 372A
       and other applicable provisions, if any, of
       the Companies Act, 1956 and subject to such
       approvals as may be necessary from the Financial
       Institutions and/or Banks, to create security
       by way of pledge of equity shares of Jaypee
       Infratech Limited (JIL), a subsidiary of the
       Company, held by the Company in favor of lenders
       of JIL, namely, ICICI Bank Limited, to give
       guarantee to lenders of JIL in connection with
       its loans and to fund any cost overrun in respect
       of the Project of JIL by means of subscription
       of equity shares of JIL/extending debt facilities
       to JIL, as specified to this notice seeking
       approval of the Members notwithstanding the
       fact that the aggregate of the investments
       so far made, securities so far provided, loans/guarantees
       so far given by the Company along with the
       proposed extension of security may exceed 60%
       of the Paid-up Capital and free reserves of
       the Company or 100% of its free reserves, whichever
       is more; authorize the Board of Directors of
       the Company to do all such acts, deeds or things
       as may be expedient or necessary to give effect
       to this Resolution

5.     Authorize Board of Directors of the Company,              Mgmt          For                            For
       in terms of Section 293(1)(a) and other applicable
       provisions, if any, of the Companies Act, 1956,
       (including any Committee of the Board constituted/to
       be constituted to exercise its power) to mortgage
       and/or charge, subject to the existing charges,
       immovable and movable properties of the Company,
       where so ever situate, present and future,
       in such manner as may be decided in consultation
       with the term lending Institutions/Banks/Debenture
       Trustees to or in favor of Bank of India, State
       Bank of Patiala and Axis Bank (as Trustees
       for NCDs) to secure: a) Corporate Loan of INR
       500 Crores from Bank of India; b) Corporate
       Loan of INR 200 Crores from State Bank of Patiala;
       c) 3,000-11 80% Redeemable, Non Convertible
       Debentures (NCDs) of the Company of INR 10
       Lacs each, aggregating INR 300 Crores, privately
       placed with Life Insurance Corporation of India
       (LIC), Axis Bank acting as Trustees for NCDs;
       together with interest thereon at the respective
       agreed rates, compound interest, additional
       interest, liquidated damages, premia on prepayment,
       costs, charges, expenses and other monies payable
       by the Company to the said Banks and LIC under
       respective Loan Agreements/debenture subscription
       agreement entered/to be entered into by the
       Company in respect of the aforesaid loans &
       NCDs

6.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in terms of Section 293(1)(a) and other applicable
       provisions, if any, of the Companies Act, 1956,
       to mortgage and/or charge, subject to the existing
       charges, immovable and moveable properties
       of the Company, where so ever situate, present
       and future as 1st charge on current assets
       of the Company and 2nd charge on the fixed
       assets of the Company in favor of Canara Bank,
       in such manner as may be decided in consultation
       with the said Canara Bank to secure additional
       Working Capital facilities aggregating INR
       10 Crores granted by Canara Bank as a leader
       of consortium together with interest thereon
       at the respective agreed rates, compound interest,
       additional interest, liquidated damages, premia
       on prepayment, costs, charges, expenses and
       other monies payable by the Company to the
       said lender under the agreements entered/to
       be entered into by the Company in respect of
       the aforesaid facility




--------------------------------------------------------------------------------------------------------------------------
 JAIPRAKASH ASSOCIATES LTD                                                                   Agenda Number:  701826628
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y42539117
    Meeting Type:  CRT
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  INE455F01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve with or without modification, the proposed        Mgmt          For                            For
       Scheme of Amalgamation of the Transferor Companies
       with the Transferee Company as specified and
       also by separate resolution, the proposed provisions
       relating to creation of trust in respect of
       the shares held by the Applicant Companies
       in each other, which are not be cancelled,
       in terms of Clauses 5.02 to 5.05 of the Scheme
       as specified




--------------------------------------------------------------------------------------------------------------------------
 JAIPRAKASH ASSOCIATES LTD                                                                   Agenda Number:  701981210
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y42539117
    Meeting Type:  OTH
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  INE455F01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

       "PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO             Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU."

S.1    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to Section 372A and other applicable
       provisions, if any, of the Companies Act, 1956
       and subject to the approvals of Financial Institutions/Banks and such other approvals as may be required,
       to make investment of/make loan to/provide
       guarantee/security of : 1) upto INR 500 Crores,
       in one or more tranches, in the equity shares
       of Jaypee Infratech Limited [JIL]; a subsidiary
       of the Company and guarantee upto INR 500 Crores
       in favour of the lender(s) of JIL for the financial
       assistance availed/to be availed by JIL; ii)
       upto INR 200 Crores, in 1 or more tranches,
       in the equity shares of Sangam Power Generation
       Company Limited; iii) upto INR 200 Crores,
       in 1 or more tranches, in the equity shares
       of Prayagraj Power Generation Company Limited;
       iv) additional INR 4,500 Crores, in 1 or more
       tranches, by way of investment in the equity
       shares of / making loans to / providing Security
       or Guarantee(s) for the loans granted to Jaypee
       Ganga Infrastructure Corporation Limited [JGICL],
       a wholly owned subsidiary of the Company, v)
       upto INR 500 Crores, in 1 or more tranches,
       by way of sponsor support for Equity Investment
       in Bina Power Supply Company Limited [BPSCL],
       a subsidiary of Jaiprakash Power Ventures Limited
       which is a subsidiary of the Company, and provide
       shortfall undertaking to meet cost over run,
       if any, favouring the Lenders of BPSCL; vi)
       upto INR 1,800 Crores by way of sponsor support
       for Equity Investment in Jaiprakash Power Ventures
       Limited [JPVL] in respect of 2 X 500MW Jaypee
       Nigrie Super Thermal Power Project being set
       up by JPVL, and provide shortfall undertaking
       to meet cost over run, if any, favouring the
       Lenders of JPVL, as specified seeking approval
       of the Members, notwithstanding the fact that
       the aggregate of the investments so far made,
       securities so far provided, loans/guarantees
       so far given by the Company along with the
       proposed investments/sponsor support/shortfall
       undertakings shall exceed 60% of the paid-up
       capital and free reserves of, the Company or
       100% of its free reserves, whichever is more,
       to do all such acts, deeds and things as may
       be expedient and necessary to give effect to
       this resolution

S.2    Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Section 314 (1B) of the Companies Act, 1956,
       the subject to the approval of the Central
       Government, to Shri G.P. Gaur and Mrs. Rekha
       Dixit, relatives of the Directors of the Company,
       for holding/continuing to hold office or place
       of profit under the Company at a monthly remuneration
       effective from the respective dates as specified
       seeking approval of the Members together with
       the usual allowance sand benefits, amenities
       and facilities including accommodation, medical
       facilities, leave travel assistance, personal
       accident insurance, superannuation fund, retiring
       gratuity and provident fund benefits applicable
       to other employees occupying similar post(s)
       within the same salary scale or grade, with
       authority severally to the Board of Directors
       or any of its Committees or the Executive Chairman
       & CEO to sanction at its discretion increment
       within the grade as the Board may deem fit
       and proper and to sanction, at its discretion
       and in due course, promotion to the next higher
       grade or grades together with the usual allowances
       and benefits as applicable to such higher grade
       or grades and to give increments within that
       grade or grades as the Board/Committee/ Executive
       Chairman & CEO may deem fit and proper; that
       the, remuneration payable to the incumbents
       as aforesaid will be subject to such modification(s)
       as the Central Government may suggest or require
       which the Executive Chairman & CEO be and authorized
       to accept on behalf of the Company and which
       may be acceptable to the incumbents

S.3    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to Section 149(2A) and other applicable
       provisions, if any, of the Companies Act, 1956,
       consent for commencing all or any of the business
       as specified in Clauses Nos. 3,7 and 14 of
       the 'other objects' Clause of the Memorandum
       of Association of the Company

4.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in supersession of the resolution passed by
       the shareholders of the Company in their meeting
       held on 30 AUG 2007 and pursuant to Section
       293(1)(d) and other applicable provisions,
       if any, of the Companies Act, 1956, borrow
       from time to time any sum or sums of money,
       excluding interest accrued thereon, which together
       with the moneys already borrowed by the Company
       [apart from temporary loans obtained from the
       Company's Bankers in the ordinary course of
       business] shall not exceed, in the aggregate,
       at any 1 time, INR 25,000 Crores, excluding
       interest on the borrowings made by the Company,
       irrespective of the fact that such aggregate
       amount of borrowing outstanding at any one
       time may exceed the aggregate, for the time
       being, of the paid-up capital of the Company
       and its free reserves, that is to say, reserves
       not set apart for any specific purpose

5.     Re-appoint, pursuant to Sections 198, 269, 309,           Mgmt          For                            For
       310 and 311 read with Schedule XIII and other
       applicable provisions, if any, of the Companies
       Act 1956, Shri Sunil Kumar Sharma, as Executive
       Vice Chairman of the Company for a further
       period of 5 years with effect from 18 MAR 2009
       on the remuneration and terms & conditions
       as specified; pursuant to Section 198 and all
       other applicable provisions of the Companies
       Act 1956, the remuneration as specified be
       paid as minimum remuneration to Shri Sunil
       Kumar Sharma notwithstanding that in any FY
       of the Company during his tenure as Executive
       Vice Chairman, the Company has made no profits
       or profits are inadequate; and authorize the
       Board of Directors of the Company to after
       or vary the terms of appointment of the appointee
       including relating to remuneration, as it may
       at its discretion, deem fit, from time to time,
       provided that the remuneration is within the
       limit laid down in the then subsisting respective
       provisions of the Companies Act, 1956

6.     Re-appoint, pursuant to Sections 198, 269, 309,           Mgmt          For                            For
       310 and 311 read with Schedule XIII and other
       applicable provisions, if any, of the Companies
       Act 1956, Shri Pankaj Gaur as Jt. Managing
       Director [Construction] of the Company for
       a further period of 5 years with effect from
       01 JUL 2009 on the remuneration and terms &
       conditions as specified; that pursuant to Section
       198 and all other applicable provisions of
       the Companies Act, 1956, the remuneration as
       specified be paid as minimum remuneration to
       Shri Pankaj Gaur notwithstanding that in any
       FY of the Company during his tenure as Jt.
       Managing Director [Construction], the Company
       has made no profits or profits are in adequate;
       and authorize the Board of Directors of the
       Company, to alter or vary the terms of appointment
       of the appointee including relating to remuneration,
       as it may at its discretion, deem fit, from
       time to time provided that the remuneration
       is within the limit laid down in then subsisting
       respective provisions of the Companies Act,
       1956

7.     Authorize the Board, pursuant to Sections 198,            Mgmt          For                            For
       269, 309, 310 and 311 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act 1956, to there appointment
       of Shri S.D. Nailwal as Whole-time Director
       of the Company for a further period of 5 years
       with effect from 01 JUL 2009 on the remuneration
       and terms & conditions as specified; pursuant
       to Section 198 and all other applicable provisions
       of the Companies Act, 1956, the remuneration
       as specified paid as minimum remuneration to
       Shri S. D. Nailwal notwithstanding that in
       any FY of the Company during his tenure as
       Whole-time Director, the Company has made no
       profits or profits are inadequate; and authorize
       the Board of Directors of the Company to alter
       or vary the terms of appointment of the appointee
       including relating to remuneration, as it may
       at its discretion, deem fit, from time to time,
       provided that the remuneration is within the
       limit laid down in then subsisting respective
       provisions of the Companies Act 1956

8.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [which expression shall include any Committee
       of the Board duly constituted/to be constituted],
       in terms of Section 293(1)(a) and other applicable
       provisions, if any, of the Companies Act, 1956,
       to mortgage and/or charge, in favour of the
       respective lenders/trustees, subject to the-existing
       charges: i) immovable and movable properties
       of the Company, wheresoever situate, present
       and future, in such manner as may be decided
       in consultation with the Financial Institution/Debenture
       Trustee to or in favour of IDBI Trusteeship
       Services Limited acting as Trustee to secure
       3000-11.80% redeemable, non convertible debentures
       [NCDs] of the Company of INR10 lacs each for
       cash at par, aggregating INR 300 crores and
       1500-12.40% redeemable, Non Convertible Debentures
       [NCDs] of the Company of INR 10 lacs each for
       cash at par, aggregating INR 150 Crores both
       privately placed with Life Insurance Corporation
       of India [LIC]; ii) entire immovable & movable
       fixed assets of the Company, wheresoever  situate,
       present and future [except where exclusive
       charge has been created in favour of lenders]
       as first pari passu charge, in such manner
       as agreed/may be agreed between the Company
       and the respective Lenders/Trustees, to secure
       the loans/debentures/financial assistance of.,
       INR 100 Crores granted by State Bank of Hyderabad;
       INR 200 Crores granted by Allahabad Bank; INR
       50 Crores granted by the Karur Vysya Bank Limited
       [to be secured byway of pari passu charge on
       fixed assets of Sidhi Cement Plant with the
       existing lenders of the Sidhi Cement Plant]
       INR 50 Crores granted by Yes Bank Limited [to
       be secured by way of pari passu charge on fixed
       assets of Sidhi Cement Plant with the existing
       lenders of the Sidhi Cement Plant], INR 160
       Crores granted by UCO Bank [to be secured by
       way of exclusive charge on the fixed assets
       of Cement Grinding Unit at Roorkee] INR 80
       Crores granted by ING Vysya Bank Limited [to
       be secured by way of pari passu charge on the
       fixed assets of Jaypee Himachal Cement Project
       with the existing lenders of Jaypee Himachal
       Cement Project], INR 400 Crores through secured
       Non-Convertible Debentures subscribed by Axis
       Bank Ltd., in favour of Axis Trustee Services
       Limited, INR 60 Crores towards additional Working
       Capital by way of Second Charge on fixed assets
       of the Company, together with interest thereon
       at the respective agreed rates, compound interest,
       additional interest, liquidated damages, premia
       on prepayment, costs, charges, expenses, Trustees
       remuneration and other monies payable by the
       Company to LIC/ Debenture Trustees and to the
       said lenders in respect of the aforesaid facilities
       under debenture subscription/loan agreement
       entered/to be entered into by the Company in
       respect of the aforesaid NCDs/loans

9.     Authorize the Company in terms of Section 293(1)(a)       Mgmt          For                            For
       and other applicable provisions, if any, of
       the Companies Act, 1956, [including any amendment
       thereto or re-enactment thereof] [hereinafter
       referred to as the Act], the provisions of
       the Securities and Exchange Board of India
       [issue and Listing of Debt Securities] Regulations,
       2008, the provisions of the Securities and
       Exchange Board of India [Debenture Trustees]
       Regulations, 1993, the provisions of the Foreign
       Exchange Management Act, 1999 and the rules
       and regulations there under, to the Board of
       Directors of the Company [which expression
       shall include any Committee thereof, duly constituted
       or to be constituted] to create a further mortgage
       and/or charge, on such terms and conditions
       and at such time(s) and in such form and manner,
       and with such ranking as to priority as the
       Board in its absolute discretion thinks fit,
       on the whole or substantially the whole of
       the Company's, any one or more of the undertakings
       or all of the undertakings, including present
       or future properties, whether immovable or
       movable, comprised in any undertaking of the
       Company, as may be agreed to in favour of the
       bank or banks, Financial Institutions, person(s),
       hereinafter referred to as the lenders, and/or
       trustees to secure borrowings upto an aggregate
       amount not exceeding INR 4000,00,00,000 as
       approved at the meeting of the Board of Directors
       held on 27 APR 2009, together with interest
       at the respective agreed rates by issue of
       the secured and/or unsecured and/ or partly
       secured Non Convertible Debentures to be issued
       in one or more tranches, from one or more lenders/investors, inside or outside India, by way of public offer
       or private placement, whether listed on an
       Indian or overseas stock exchange [whether
       on issue or subsequent to issue], in US Dollars
       or in Indian rupees or partly in Indian rupees
       and partly in US Dollars, or in any other currency
       or currencies [including raising different
       tranches in different currencies or denominating
       the principal amount payable in one currency
       and interest in another] as may be determined
       by the Board in the best interests of the Company
       subject to the aforesaid cap of INR 4000,00,00,000,
       in 1 or more tranches and at one or more occasions
       at the sole discretion of the Board, at such
       commercial terms and conditions as to interest
       rate, and other terms and conditions [for each
       tranche /occasion] as may be determined by
       the Board at its sole discretion together with
       interest, at the respective agreed rates, compound
       interest, additional interest, commitment charges,
       costs, charges, expenses and other monies covered
       by the aforesaid financial assistance under
       the respective documents, entered into by the
       Company in respect of the said debentures/bonds
       /other instrument(s) in terms of their issue;
       the securities to be created by the Company
       aforesaid may rank prior/pad passu/second ranking
       charge on the present and future assets of
       the Company, prior/pari passu/subservient with/to
       the mortgages and/or charges already created
       or to be created in future by the Company and
       as may be agreed to between the concerned parties;
       for the purpose of giving effect to the resolution;
       and authorize the Board to delegate all or
       any of the powers herein conferred, to any
       1 or more Directors of the Company, with the
       power to further delegate any such powers as
       they may deem fit, to finalize, settle and
       execute such documents/deeds/writings/agreements,
       as may be required, and to all such acts, matters
       and things as it may at its absolute discretion
       deem proper, fit and expedient and to settle
       any question, difficulty or doubt that may
       arise in regard to creating mortgage/charge
       as aforesaid or other wise considered to be
       in the best interests of the Company

10.    Approve, the consent of the Members of the Company        Mgmt          For                            For
       be granted in terms of Section 293(1)(a) and
       other applicable provisions, if any, of the
       Companies Act 1956, to create mortgage and/or
       charge, on such terms and conditions and at
       such time(s) and in such form and manner, and
       with such ranking as to priority as the, Board
       in its absolute discretion may deem fit, on
       the whole or substantially the whole of the
       Company's' any 1 or more of the undertakings
       or all of the undertakings, including present
       or future properties, whether immovable or
       movable, comprised in any undertaking of the
       Company, as may be agreed to in favour of the
       Bank(s), Financial Institution(s) or other
       person(s), hereinafter referred to as the lenders,
       and/or trustees to secure the borrowings up
       to an aggregate amount not exceeding INR 25,000
       Crores together with interest at the respective
       agreed rates by way of loans or by issue of
       non-convertible debentures, bonds, term loans,
       and/or other instruments including foreign
       currency borrowings, as the Board may in its
       absolute discretion deem fit, to be issued
       in one or more tranches, to Indian/ foreign
       banks, institutions, investors, mutual funds,
       companies, other corporate bodies, resident/non-resident
       Indians, foreign nationals, and other eligible:
       investors, and upon such terms and conditions,
       as may be decided by the Board, including any
       increase as a result of devaluation/revaluation
       or fluctuation in the rates of exchange, together
       with interest, at the respective agreed. rates,
       compound interest, additional interest, liquidated
       damages, commitment charges, premia on prepayment
       or on redemption, costs, charges, expenses
       and other monies covered by the aforesaid financial
       assistance under the respective documents,
       entered into by the Company in respect of the
       said debentures/bonds/term loans/other instrument(s)
       in terms of their issue; the securities to
       be created by the Company as aforesaid may
       rank prior/pad passu/subservient with/to the
       mortgages and/or charges already created or
       to be created in future by the Company and
       as may be agreed to between Company and the
       lenders




--------------------------------------------------------------------------------------------------------------------------
 JAMMU & KASHMIR BK LTD                                                                      Agenda Number:  701659281
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8743F112
    Meeting Type:  AGM
    Meeting Date:  19-Jul-2008
          Ticker:
            ISIN:  INE168A01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and the profit and loss account
       for the FYE on that date, together with the
       reports of the Board of Directors and the Auditors
       and comments of the Comptroller and the Auditor
       general of India thereon

2.     Declare dividend on equity shares for the YE              Mgmt          For                            For
       31 MAR 2008

3.     Re-appoint Mr. B.L. Dogra as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For
       in terms of provisions of Section 224 (8) (aa)
       of the Companies Act, 1956




--------------------------------------------------------------------------------------------------------------------------
 JBS S A                                                                                     Agenda Number:  701847785
--------------------------------------------------------------------------------------------------------------------------
        Security:  P59695109
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRJBSSACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN 'FAVOR' AND/OR 'ABSTAIN' OR 'AGAINST'
       AND/OR 'ABSTAIN' ARE ALLOWED. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

I.     Amend the Company's Corporate Bylaws, to include          Mgmt          For                            For
       a new Article expressly and categorically prohibiting
       the Company and any of its subsidiaries, be
       they direct or indirect, to enter into any
       contracts for the sale of shares, if the company
       in question does not have the sale of shares
       included within its Corporate purpose, in accordance
       with the proposal approved by the Board of
       Directors of the Company

II.    Amend the Section III of the Corporate Bylaws             Mgmt          For                            For
       of the Company to review the composition and
       authority of the Board of Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 JBS S A                                                                                     Agenda Number:  701847836
--------------------------------------------------------------------------------------------------------------------------
        Security:  P59695109
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRJBSSACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve the administrators accounts, the financial        Mgmt          For                            For
       statements and the Independent Auditors report
       regarding the FYE on 31 DEC 2008

2.     Approve the allocation of the results from the            Mgmt          For                            For
       FYE on 31 DEC 2008 and the distribution of
       the total amount of BRL 102,254,642.23 to the
       shareholders of the Company on 30 MAR 2009,
       as payment of dividends, with the exclusion
       of the shares held in treasury on 30 MAR 2009

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Elect the Members of the Finance Committee                Mgmt          For                            For

5.     Approve to set the total annual payment for               Mgmt          For                            For
       the Members of the Board of Directors and the
       Members of the Finance Committee

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 JET AIRWAYS (INDIA) LTD, MUMBAI                                                             Agenda Number:  701707626
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4440B116
    Meeting Type:  AGM
    Meeting Date:  29-Sep-2008
          Ticker:
            ISIN:  INE802G01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2008 and the profit and
       loss account for the YE on that date and the
       reports of the Directors and the Auditors thereon

2.     Re-appoint Mr. S.G. Pitroda as a Director, who            Mgmt          For                            For
       retires by rotation

3.     Re-appoint Mr. Javed Akhtar as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. Saroj K. Datta as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Ali Ghandour as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Appoint the Auditors to hold office from the              Mgmt          For                            For
       conclusion of the 16th AGM until the conclusion
       of the 17th AGM and approve to fix their remuneration

S.7    Re-appoint, pursuant to the provisions of Sections        Mgmt          For                            For
       198, 269 read with Schedule XIII, Sections
       309, 310, 311 and other applicable provisions,
       if any, of the Companies Act, 1956, Mr. Saroj
       K. Datta as an Executive Director of the Company,
       for the period of 3 years, with effect from
       30 SEP 2008 upon the terms and conditions as
       specified and as may be approved by the Central
       Government; authorize the Board of Directors
       to alter and vary the terms and conditions
       of the said re-appointment in such manner as
       may be agreed to between the Board of Directors
       and Mr. Saroj K. Datta

S.8    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 309, 310 and other applicable provisions,
       if any, of the Companies Act, 1956 and subject
       to such statutory approvals as may be necessary,
       to pay as a Commission to the Non-Executive
       Directors of the Company, for the FY 2008-09
       a sum not exceeding 1% of the net profits of
       the Company calculated in accordance with provisions
       of Sections 198, 349, 350 and other provisions,
       if any, of the Companies Act, 1956, subject
       to a ceiling of INR 600,000 per Non-Executive
       Director, in addition to the sitting fees for
       attending the meetings of the Board of Directors
       and any Committee thereof




--------------------------------------------------------------------------------------------------------------------------
 JG SUMMIT HOLDINGS INC                                                                      Agenda Number:  701652388
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y44425117
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2008
          Ticker:
            ISIN:  PHY444251177
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 482982 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the proof of the notice of the meeting            Mgmt          For                            For
       and the existence of a quorum

2.     Approve the minutes of the annual meeting of              Mgmt          For                            For
       the stockholders held on 28 JUN 2007

3.     Receive the annual report and approve the financial       Mgmt          For                            For
       statements for the preceding year

4.1    Elect Mr. John Gokongwei, Jr. as a Director               Mgmt          For                            For

4.2    Elect Mr. James L. Go as a Director                       Mgmt          For                            For

4.3    Elect Mr. Lance Y. Gokongwei as a Director                Mgmt          For                            For

4.4    Elect Mr. Ignacio O. Gotao as a Director                  Mgmt          For                            For

4.5    Elect Mr. Johnson Robert G. Go Jr. as a Director          Mgmt          For                            For

4.6    Elect Ms. Lily G. Ngochua as a Director                   Mgmt          For                            For

4.7    Elect Mr. Patrick Henry C. Go as a Director               Mgmt          For                            For

4.8    Elect Mr. Gabriel C. Singson as a Director                Mgmt          For                            For

4.9    Elect Mr. Ricardo J. Romulo as a Director                 Mgmt          For                            For

4.10   Elect Mr. Cornelio T. Peralta as an Independent           Mgmt          For                            For
       Director

4.11   Elect Mr. Jose T. Pardo as an Independent Director        Mgmt          For                            For

5.     Elect the External Auditors                               Mgmt          For                            For

6.     Ratify all acts of the Board of Directors and             Mgmt          For                            For
       Management since the last annual meeting

7.     Other matters                                             Non-Voting    No vote

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 JIANGSU EXPRESSWAY CO LTD                                                                   Agenda Number:  701801664
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4443L103
    Meeting Type:  EGM
    Meeting Date:  11-Mar-2009
          Ticker:
            ISIN:  CNE1000003J5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

S.1    Amend the Article 8 and 16 of the Articles of             Mgmt          For                            For
       Association of the Company as specified, pursuant
       to the requirements of the Jiangsu Securities
       Regulatory Bureau of the China Securities Regulatory
       Commission to establish a long-standing mechanism
       for further regulation of capital flows between
       the listed Company and its major shareholders
       or other connected parties

2.     Appoint Mr. Qian Yong Xiang as an Executive               Mgmt          For                            For
       Director of the Company and that an Executive
       Director services contract be entered into
       with Mr. Qian with a tenure commencing from
       the date of the 2009 First EGM and ending on
       the date of the 2008 AGM

3.     Appoint Mr. Yang Gen Lin as a Supervisor of               Mgmt          For                            For
       the Company and that a Supervisor appointment
       letter be entered into with Mr. Yang with a
       tenure commencing from the date of the 2009
       First EGM and ending on the date of the 2008
       AGM




--------------------------------------------------------------------------------------------------------------------------
 JIANGSU EXPRESSWAY CO LTD                                                                   Agenda Number:  701945632
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4443L103
    Meeting Type:  AGM
    Meeting Date:  17-Jun-2009
          Ticker:
            ISIN:  CNE1000003J5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve the annual budget report for year 2008            Mgmt          For                            For

4.     Approve the audited accounts and the Auditor              Mgmt          For                            For
       report for the YE 31 DEC 2008

5.     Approve the Profit Distribution Scheme of the             Mgmt          For                            For
       Company in respect of the final dividend for
       the YE 31 DEC 2008: the Company proposed to
       declare a cash dividend of RMB 0.27 per Share
       [Tax inclusive]

6.     Appoint Deloitte Touche Tohmatsu Certified Public         Mgmt          For                            For
       Accountants Limited and Deloitte Touche Tohmatsu
       respectively as the Company's Domestic and
       International Auditors with a confirmed annual
       remuneration of RMB 2.1 million

7.1    Appoint Mr. Shen Chang Quan as a Non-executive            Mgmt          For                            For
       Director of the Company and the signing of
       a letter of appointment between the Company
       and Mr. Shen with the tenure of office from
       the date of the 2008 AGM to the date of the
       2011 AGM

7.2    Appoint Mr. Sun Hong Ning as a Non-executive              Mgmt          For                            For
       Director of the Company and the signing of
       a letter of appointment between the Company
       and Mr. Sun with the tenure of office from
       the date of the 2008 AGM to the date of the
       2011 AGM

7.3    Appoint Mr. Chen Xiang Hui as a Non-executive             Mgmt          For                            For
       Director of the Company and the signing of
       a letter of appointment between the Company
       and Mr. Chen with the tenure of office from
       the date of the 2008 AGM to the date of the
       2011 AGM

7.4    Appoint Madam Zhang Yang as a Non-executive               Mgmt          For                            For
       Director of the Company and the signing of
       a letter of appointment between the Company
       and Madam Zhang with the tenure of office from
       the date of the 2008 AGM to the date of the
       2011 AGM

7.5    Appoint Mr. Qian Yongxiang as an Executive Director       Mgmt          For                            For
       of the Company and the signing of an Executive
       Director service contract between the Company
       and Mr. Qian with the tenure of office from
       the date of the 2008 AGM to the date of the
       2011 AGM

7.6    Appoint Mr. Du Wen Yi as a Non-executive Director         Mgmt          For                            For
       of the Company and the signing of a letter
       of appointment between the Company and Mr.
       Du with the tenure of office from the date
       of the 2008 AGM to the date of the 2011 AGM

7.7    Appoint Mr. Cui Xiao Long as a Non-executive              Mgmt          For                            For
       Director of the Company and the signing of
       a letter of appointment between the Company
       and Mr. Cui with the tenure of office from
       the date of the 2008 AGM to the date of the
       2011 AGM

7.8    Appoint Mr. Fan Cong Lai as an Independent Non-executive  Mgmt          For                            For
       Director of the Company and the signing of
       an Independent Non-executive Director Service
       Contract between the Company and Mr. Fong with
       the tenure of office from the date of the 2008
       AGM to the date of the 2011 AGM and an annual
       Director's fee of RMB 50,000 [after Tax]

7.9    Appoint Mr. Chen Dong Hua as an Independent               Mgmt          For                            For
       Non-executive Director of the Company and the
       signing of an Independent Non-executive Director
       Service Contract between the Company and Mr.
       Fong with the tenure of office from the date
       of the 2008 AGM to the date of the 2011 AGM
       and an annual Director's fee of RMB 50,000
       [after Tax]

8.1    Appoint Mr. Yang Gen Lin as a Supervisor of               Mgmt          For                            For
       the Company and the signing of a letter of
       appointment between the Company and Mr. Yang
       with the tenure of office from the date of
       the 2008 AGM to the date of the 2011 AGM

8.2    Appoint Mr. Zhang Cheng Yu as a Supervisor of             Mgmt          For                            For
       the Company and the signing of a letter of
       appointment between the Company and Mr. Zhang
       with the tenure of office from the date of
       the 2008 AGM to the date of the 2011 AGM

8.3    Appoint Madam Hu Yu as a Supervisor of the Company        Mgmt          For                            For
       and the signing of a letter of appointment
       between the Company and Madam Hu with the tenure
       of office from the date of the 2008 AGM to
       the date of the 2011 AGM

S.9    Amend the reference of the Company's business             Mgmt          For                            For
       licence number in Article 1.2 of the Articles
       of Association of the Company from "3200001100976"
       to "320000000004194"

S.10   Amend the reference of the Company's registered           Mgmt          For                            For
       address in Article 1.5 of the Articles of Association
       of the Company from "238 Maqun Street, Nanjing
       City, Jiangsu Province, China" to "6 Maqun
       Road, Nanjing City, Jiangsu Province, China"

S.11   Approve to append the following provision to              Mgmt          For                            For
       Article 18.9 of the Articles of Association
       of the Company: "the accumulated profits distributed
       in cash by the Company over the latest 3 years
       shall represent no less than 30% of the average
       annual distributable profits realized for the
       latest 3 years"




--------------------------------------------------------------------------------------------------------------------------
 JIANGXI COPPER CO LTD                                                                       Agenda Number:  701802224
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4446C100
    Meeting Type:  EGM
    Meeting Date:  12-Mar-2009
          Ticker:
            ISIN:  CNE1000003K3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify, the consolidated supply               Mgmt          For                            For
       and services agreement I [the Consolidated
       Supply and Services Agreement I] entered into
       between the Company and Jiangxi Copper Corporation
       [JCC] on 14 JAN 2009 in respect of the supply
       of various materials, provision of industrial
       services and miscellaneous services by JCC
       and its subsidiaries from time to time [other
       than the Group [as specified]] to the Company
       and its subsidiaries from time to time [collectively,
       the Group] [as specified] and the transactions
       contemplated there under; the maximum limit
       of the amount involved under the Consolidated
       Supply and Services Agreement I for the period
       from the date on which this resolution is passed
       to 31 DEC 2009 and the 2 financial years ending
       31 DEC 2010 and 31 DEC 2011 shall not exceed
       RMB 2,651,942,000, RMB 3,122,962,000 and RMB
       3,593,292,000 respectively; and authorize any
       Director of the Company for and on behalf of
       the Company to sign, seal, execute, perfect,
       deliver and do all such documents, deeds, acts,
       matters and things as he may in his discretion
       consider necessary or desirable or expedient
       for the purpose of or in connection with the
       Consolidated Supply and Services Agreement
       I and to make and agree such variations of
       a non-material nature in or to the terms of
       the Consolidated Supply and Services Agreement
       I as he may in his discretion consider to be
       desirable and in the interests of the Company

2.     Approve and ratify, the consolidated supply               Mgmt          For                            For
       and services agreement II [the Consolidated
       Supply and Services Agreement II] entered into
       between the Company and Jiangxi Copper Corporation
       [JCC] on 14 JAN 2009 in respect of the supply
       of various materials and provision of industrial
       services by the Company and its subsidiaries
       from time to time [collectively, the Group]
       to JCC and its subsidiaries from time to time
       [other than the Group] [as specified] and the
       transactions contemplated there under; the
       maximum limit of the amount involved under
       the Consolidated Supply and Services Agreement
       II for the period from the date on which this
       resolution is passed to 31 DEC 2009 and the
       2 financial years ending 31 DEC 2010 and 31
       DEC 2011 shall not exceed RMB 726,463,000,
       RMB 904,819,000 and RMB 1,096,005,000 respectively;
       and authorize any Director of the Company for
       and on behalf of the Company to sign, seal,
       execute, perfect, deliver and do all such documents,
       deeds, acts, matters and things as he may in
       his discretion consider necessary or desirable
       or expedient for the purpose of or in connection
       with the Consolidated Supply and Services Agreement
       II and to make and agree such variations of
       a non-material nature in or to the terms of
       the Consolidated Supply and Services Agreement
       II as he may in his discretion consider to
       be desirable and in the interests of the Company

3.     Approve and ratify, the financial services agreement      Mgmt          For                            For
       [the Financial Services Agreement] entered
       into between JCC Finance Company Limited [JCC
       Financial] and Jiangxi Copper Corporation [JCC]
       on 14 JAN 2009 in respect of the provision
       of financial services by JCC Financial to JCC
       and its subsidiaries from time to time [other
       than the Company and its subsidiaries] [as
       specified] and the transactions contemplated
       there under; the maximum limit of the amount
       involved in the credit services contemplated
       under the Financial Services Agreement for
       the period from the date on which this resolution
       is passed to 31 DEC 2009 and the 2 financial
       years ending 31 DEC 2010 and 31 DEC 2011 shall
       not exceed RMB 1,842,000,000, RMB 3,192,000,000
       and RMB 4,542,000,000 respectively; and authorize
       any Director of the Company for and on behalf
       of the Company to sign, seal, execute, perfect,
       deliver and do all such documents, deeds, acts,
       matters and things as he may in his discretion
       consider necessary or desirable or expedient
       for the purpose of or in connection with the
       Financial Services Agreement and to make and
       agree such variations of a non-material nature
       in or to the terms of the Financial Services
       Agreement as he may in his discretion consider
       to be desirable and in the interests of the
       Company

4.     Approve, conditional upon Resolution No. 5 as             Mgmt          For                            For
       set out in the notice of the EGM of the Company
       dated 23 JAN 2009 convening this meeting being
       passed, the Company may send or supply Corporate
       Communications to its shareholders of H Shares
       [in relation to whom the conditions set out
       below are met] by making such Corporate Communications
       available on the Company's own website and
       the website of The Stock Exchange of Hong Kong
       Limited or in printed forms [in English only,
       in Chinese only or in both English and Chinese]
       and authorize any Director of the Company for
       and on behalf of the Company to sign all such
       documents and/or do all such things and acts
       as the Director may consider necessary or expedient
       and in the interest of the Company for the
       purpose of effecting or otherwise in connection
       with the Company's proposed communication with
       its shareholders of H Shares through the Company's
       website and the website of The Stock Exchange
       of Hong Kong Limited or in printed forms, the
       supply of Corporate Communications by making
       such Corporate Communications available on
       the Company's own website and the website of
       The Stock Exchange of Hong Kong Limited is
       subject to the fulfillment of the specified
       conditions: i) each holder of H shares has
       been asked individually by the Company to agree
       that the Company may send or supply Corporate
       Communications generally, or the Corporate
       Communications in question, to him by means
       of the Company's own website; and ii) the Company
       has not received a response indicating objection
       from the holder of H shares within a period
       of 28 days starting from the date on which
       the Company's request was sent, for purpose
       of this Resolution, Corporate Communication(s)
       means any document issued or to be issued by
       the Company for the information or action of
       holders of any of its securities, including
       but not limited to: (a) the directors' report,
       its annual accounts together with a copy of
       the auditor's report and its summary financial
       report; (b) the interim report and its summary
       interim report; (c) a notice of meeting; (d)
       a listing document; (e) a circular; and (f)
       a proxy form

S.5    Approve the amendments to the Articles of Association     Mgmt          For                            For
       of the Company [details of which are set out
       in the section headed Proposed Amendments to
       the Articles of Association of the Letter from
       the Board of the circular dispatched to shareholders
       of the Company on 23 JAN 2009] and authorize
       any 1 Director or secretary to the Board of
       Directors of the Company to deal with on behalf
       of the Company the relevant filing, amendments
       and registration [where necessary] procedures
       and other related issues arising from the amendments
       to the Articles of Association of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 JIANGXI COPPER CO LTD                                                                       Agenda Number:  701947395
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4446C100
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  CNE1000003K3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the year of 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the year of 2008

3.     Approve the audited financial statements and              Mgmt          For                            For
       the Auditors' report for the year of 2008

4.     Approve the proposal for distribution of profit           Mgmt          For                            For
       of the Company for the year of 2008

5.     Approve, ratify and confirm the revised Financial         Mgmt          For                            For
       Services Agreement [the "Revised Financial
       Services Agreement"] entered into between JCC
       Finance Company Limited ["JCC Financial"] and
       Jiangxi Copper Corporation ["JCC"] on 24 APR
       2009 in respect of the provision of financial
       services by JCC Financial to JCC and its subsidiaries
       from time to time [other than the Company and
       its subsidiaries] [as specified] and the transactions
       contemplated thereunder; the maximum limit
       of the amount involved in the credit services
       contemplated under the Revised Financial Services
       Agreement for the period from the date on which
       this resolution is passed to 31 DEC 2009 and
       the 2 financial years ending 31 DEC 2010 and
       31 DEC 2011 shall not exceed RMB 922,000,000,
       RMB 1,402,000,000 and RMB 1,602,000,000 respectively;
       and authorize any Director of the Company for
       and on behalf of the Company to sign, seal,
       execute, perfect, deliver and do all such documents,
       deeds, acts, matters and things as he may in
       his discretion consider necessary or desirable
       or expedient for the purpose of or in connection
       with the Revised Financial Services Agreement
       and to make and agree such variations of a
       non-material nature in or to the terms of the
       Revised Financial Services Agreement as he
       may in his discretion consider to be desirable
       and in the interests of the Company

6.i    Elect Mr. Li Yihuang as a Director of the Company         Mgmt          For                            For
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year of 2011

6.ii   Elect Mr. Li Baomin as a Director of the Company          Mgmt          For                            For
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year of 2011

6.iii  Elect Mr. Gao Jianmin as a Director of the Company        Mgmt          For                            For
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year of 2011

6.iv   Elect Mr. Liang Qing as a Director of the Company         Mgmt          For                            For
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year of 2011

6.v    Elect Mr. Gan Chengjiu as a Director of the               Mgmt          For                            For
       Company for the next term of office commencing
       on the date of this AGM to the date of the
       AGM of the Company for the year of 2011

6.vi   Elect Mr. Hu Qingwen as a Director of the Company         Mgmt          For                            For
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year of 2011

6.vii  Elect Mr. Shi Jialiang as Directors of the Company        Mgmt          For                            For
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year of 2011

6viii  Elect Mr. Wu Jianchang as a Director of the               Mgmt          For                            For
       Company for the next term of office commencing
       on the date of this AGM to the date of the
       AGM of the Company for the year of 2011

6.ix   Elect Mr. Tu Shutian as a Director of the Company         Mgmt          For                            For
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year of 2011

6.x    Elect Mr. Zhang Rui as Directors of the Company           Mgmt          For                            For
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year of 2011

6.xi   Elect Mr. Gao Dezhu as a Director of the Company          Mgmt          For                            For
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year of 2011

7.     Authorize the Board of Directors to enter into            Mgmt          For                            For
       service contract and/or appointment letter
       with each of the newly elected Executive Directors
       and the Independent Non-executive Directors
       respectively subject to such terms and conditions
       as the Board of Directors shall think fit and
       to do all such acts and things to give effect
       to such matters

8.i    Elect Mr. Hu Faliang as a Supervisor of the               Mgmt          For                            For
       Company representing the shareholders of the
       Company and to confirm the appointment of the
       Supervisors representing the staff and workers
       of the Company for the next term of office
       commencing on the date of this AGM to the date
       of the AGM of the Company for the year 2011

8.ii   Elect Mr. Wu Jinxing as a Supervisor of the               Mgmt          For                            For
       Company representing the shareholders of the
       Company and to confirm the appointment of the
       Supervisors representing the staff and workers
       of the Company for the next term of office
       commencing on the date of this AGM to the date
       of the AGM of the Company for the year 2011

8.iii  Elect Mr. Wan Sujuan as a Supervisor of the               Mgmt          For                            For
       Company representing the shareholders of the
       Company and to confirm the appointment of the
       Supervisors representing the staff and workers
       of the Company for the next term of office
       commencing on the date of this AGM to the date
       of the AGM of the Company for the year 2011

8.iv   Elect Mr. Xie Ming as a Supervisor of the Company         Mgmt          For                            For
       representing the shareholders of the Company
       and to confirm the appointment of the Supervisors
       representing the staff and workers of the Company
       for the next term of office commencing on the
       date of this AGM to the date of the AGM of
       the Company for the year 2011

8.v    Elect Mr. Lin Jinliang as a Supervisor of the             Mgmt          For                            For
       Company representing the shareholders of the
       Company and to confirm the appointment of the
       Supervisors representing the staff and workers
       of the Company for the next term of office
       commencing on the date of this AGM to the date
       of the AGM of the Company for the year 2011

9.     Authorize the Board of Directors to enter into            Mgmt          For                            For
       service contract or appointment letter with
       each of the newly elected Supervisors subject
       to such terms and conditions as the Board of
       Directors shall think fit and to do all such
       acts and things to give effect to such matters

10.    Approve the annual remunerations of each newly            Mgmt          For                            For
       elected Executive Directors, Independent Non-executive
       Directors and the Supervisors during their
       terms of office as follows: i) each Internal
       Executive Director is entitled to receive basic
       annual remuneration of RMB 700,000 [Tax inclusive]
       and the remuneration committee of the Company
       will pursuant to the actual increment of business
       to determine the annual growth rate, but in
       any event which will not be more than 30%;
       ii) each External Executive Director is entitled
       to receive annual remuneration of RMB 180,000
       [Tax inclusive]; iii) each Independent Non-executive
       Director is entitled to received annual allowance
       [or travel expense] of RMB 50,000 [Tax inclusive];
       iv) each Supervisors [except the External Supervisor
       who was being nominated by the substantial
       shareholder following the recommendation of
       its de facto controller] is entitled to receive
       basic annual remuneration of RMB 500,000 [Tax
       inclusive], the Remuneration Committee of the
       Company will pursuant to the actual increment
       of business to determine the annual growth
       rate, but in any event which will not be more
       than 30%; and v) the remuneration of the External
       Director and Supervisor [elected after being
       nominated by the substantial shareholder following
       the recommendation of its de facto controller]
       will be determined by the remuneration committee
       of the Company pursuant to applicable regulations
       and measures

11.    Appoint Ernst & Young Hua Ming and Ernst & Young          Mgmt          For                            For
       as the Company's PRC and the International
       Auditors for the year of 2009 and authorize
       the Board of Directors of the Company to determine
       their remunerations and any 1 Executive Director
       of the Company to enter into the service agreement
       and any other related documents with Ernst
       & Young Hua Ming and Ernst & Young

S.12   Approve, subject to the limitations imposed               Mgmt          For                            For
       and in accordance with the Rules Governing
       the Listing of Securities on The Stock Exchange
       of Hong Kong Limited [the Listing Rules], the
       Company Law of the People's Republic of China
       [the Company Law], and other applicable rules
       and regulations of the People's Republic of
       China [the PRC] [in each case as amended from
       time to time], a general unconditional mandate
       be and is hereby granted to the Board of Directors
       of the Company [the Board of Directors] to
       exercise once or more than once during the
       Relevant Period [as defined below] all the
       powers of the Company to allot and issue new
       overseas foreign listed shares of the Company
       [H Shares] on such terms and conditions as
       the Board of Directors may determine and that,
       in the exercise of their power to allot and
       issue shares, the authority of the Board of
       Directors shall include [without limitation]:
       i) the determination of the number of the H
       Shares to be issued; ii) the determination
       of the issue price of the new H Shares; iii)
       the determination of the opening and closing
       dates of the issue of new H Shares; iv) the
       determination of the number of new H Shares
       to be issued to the existing shareholders [if
       any]; v) the making or granting offers, agreements
       and options which might require the exercise
       of such powers; upon the exercise of the powers
       pursuant to as specified, the Board of Directors
       may during the Relevant Period make and grant
       offers, agreements and options which might
       require the H Shares relating to the exercise
       of the authority thereunder being allotted
       and issued after the expiry of the Relevant
       Period; the aggregate nominal amount of the
       H Shares to be allotted or conditionally or
       unconditionally agreed to be allotted and issued
       [whether pursuant to the exercise of options
       or otherwise] by the Board of Directors pursuant
       to the authority granted under as specified
       above [excluding any shares which may be allotted
       and issued upon the conversion of the capital
       reserve fund into capital in accordance with
       the Company Law or the Articles of Association
       of the Company] shall not exceed 20% of the
       aggregate nominal amount of the H Shares in
       issue as at the date of passing of this Resolution;
       the Board of Directors of the Company in exercising
       the mandate granted under as specified above
       shall comply with the Company Law, other applicable
       laws and regulations of the PRC, the Listing
       Rules and the rules of the stock exchanges
       and regulatory authority of the relevant places
       where the shares of the Company are listed
       [in each case, as amended from time to time]
       and be subject to the approval of the China
       Securities Regulatory Commission and relevant
       authorities of the PRC; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or 12 months from the date of
       passing of this resolution]; the Board of Directors
       shall, subject to the relevant approvals being
       obtained from the relevant authorities and
       to the compliance with the Company Law and
       other applicable Laws and regulations of the
       PRC, increase the Company's registered share
       capital corresponding to the relevant number
       of shares allotted and issued upon the exercise
       of the mandate given pursuant to as specified
       in this Resolution; subject to the Listing
       Committee of The Stock Exchange of Hong Kong
       Limited granting listing of, and permission
       to deal in, the H Shares of the Company's share
       capital proposed to be issued by the Company
       and to the approval of the China Securities
       Regulatory Commission for the issue of H Shares
       being granted, the Board of Directors, as it
       may deem appropriate and necessary, the Articles
       of Association of the Company to reflect the
       change in the share capital structure of the
       Company in the event of an exercise of the
       authority granted under as specified to allot
       and issue new H Shares; authorize any 2 Directors
       to sign the necessary documents, complete the
       necessary procedures and take other necessary
       steps to complete the allotment and issue and
       listing of the new H Shares




--------------------------------------------------------------------------------------------------------------------------
 JINDAL STEEL & POWER LTD                                                                    Agenda Number:  701652112
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4447P100
    Meeting Type:  OTH
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  INE749A01030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       the provisions of Section 372A and other applicable
       provisions, if any, of the Companies Act, 1956,
       to make the investments, give loans/guarantees
       and provide securities to or on behalf of the
       following Companies for the amounts shown against
       them which shall be over and above the aggregate
       amounts already approved by Board/Shareholders
       as the case may be, as specified, to decide,
       from time to time, the amounts to be invested,
       loans/ guarantees to be given and securities
       to be provided to above mentioned bodies corporate
       within the above mentioned limits, finalize
       terms and conditions, execute necessary documents,
       delegate all such powers to Sub-Committees/
       Director(s) / Officer(s) of the Company and
       ,do all acts, deeds and things which it considers
       proper for giving effect to this resolution

S.2    Approve to increase, subject to the approval              Mgmt          For                            For
       of Central Government and in terms of Section
       259 of the Companies Act, 1956, the maximum
       strength of Board of Directors of the Company
       to 18 from the existing limit of 12; pursuant
       to the provisions of Section 31 of the Companies
       Act, 1956, existing Article 113 of Articles
       of Association of the Company substituted by
       the Article 113 until otherwise determined
       by a general meeting of the Company and subject
       to the provisions of Section 252 of the Act,
       the number of Directors [excluding Debenture
       and Alternate Directors] shall not be less
       than 3 nor more than 18




--------------------------------------------------------------------------------------------------------------------------
 JINDAL STEEL & POWER LTD                                                                    Agenda Number:  701688573
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4447P100
    Meeting Type:  AGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  INE749A01030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the balance sheet              Mgmt          For                            For
       as at 31 MAR 2008 and profit and loss account
       for the FYE on that date and the reports of
       the Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Acknowledge the payment of interim dividend               Mgmt          For                            For
       of 150% on equity shares

4.     Re-appoint Smt. Savitri Jindal as a Director,             Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Shri  A.K. Purwar as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Appoint M/s. S.S. Kothari Mehta & Co., Chartered          Mgmt          For                            For
       Accountants as the Auditors of the Company
       to hold office from the conclusion of this
       meeting to the conclusion of the next AGM and
       approve to fix their remuneration

7.     Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 257 and all other applicable provisions,
       if any, of the Companies Act, 1956, Shri R.V.
       Shahi as a Director of the Company, liable
       to retire by rotation

8.     Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 257 and all other applicable provisions,
       if any, of the Companies Act, 1956, Shri Ashok
       Alladi as a Director of the Company, liable
       to retire by rotation

9.     Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 257 and all other applicable provisions,
       if any, of the Companies Act, 1956, Shri A.K.
       Mukherji as a Director of the Company, liable
       to retire by rotation

10.    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to Section 293(1)(d) of the Companies
       Act 1956 [including any statutory modification
       or re-enactment thereof, for the time being
       in force] and the Articles of Association of
       the Company, to borrow moneys whether rupee
       loans or foreign currency loans or other external
       commercial borrowings [apart from temporary
       loans obtained from the Company's Bankers in
       the ordinary course of business] from the Banks
       and / or Financial/ Lending Institutions or
       from any other sources such as, Foreign Banks,
       Foreign Investment / Financial Institutions
       or Funds or other Bodies, Authorities / Entities
       located in India or abroad whether by way of
       cash credit, working capital, terms loan, advances
       in any form, bill discounting or other forms
       of credit, issue of non-convertible debentures
       / fully convertible debentures / partly convertible
       debentures with or without detachable or non-detachable
       warrants or warrants of any other kind, bonds,
       external commercial borrowings or other debt
       instruments, or otherwise and whether unsecured
       or secured by mortgage, charge, hypothecation,
       or pledge on the Company's assets and properties
       whether moveable or immoveable or stock-in-trade
       [including raw materials, stores, spare parts
       and components or stock in transit] and work-in-progress
       of the Company on such terms and conditions
       as may be considered suitable by the Board
       of Directors up to a limit the outstanding
       of which should not exceed, at any given time
       INR 25,000 crores; and authorize the Board,
       for the purpose of giving effect to this resolution
       to do all such acts, deeds, matters and things,
       as it may in its absolute discretion deem necessary,
       proper or desirable, delegate all or any of
       these powers to any Committee of Directors
       or Managing Director or Whole time Director
       or Director of the Company and to settle any
       question, difficulty or doubt that may arise
       in this regard, to finalize and execute all
       such deeds, documents and writings as may be
       necessary, desirable or expedient as it may
       deem necessary, desirable or expedient as it
       may deem fit

11.    Authorize the Board of Directors, in terms of             Mgmt          For                            For
       Section 293(1)(a) and all other applicable
       provisions, if any, of the Companies Act, 1956
       to the Board of Directors to mortgage/hypothecate
       and/or create charge/pledge, etc. in addition
       to the mortgages/ hypothecations/charges/pledges
       already created by the Company, in such form
       and manner and with such ranking and at such
       time and on such terms as the Board may determine,
       on all or any of the moveable and/or immoveable
       properties/assets of the Company, both present
       and future and/or the whole or any part of
       the undertaking[s] of the Company in favor
       of the Banks, Financial Institutions, bodies
       corporate, persons or any other lending institutions
       whether situated in India or abroad, Agents
       and/or Trustees for securing any loans, advances,
       working capital facilities, bill discounting
       or any other financial assistance, fully/partly
       convertible debentures and/or secured non convertible
       debentures with or without detachable or non-detachable
       warrants or secured premium notes, floating
       rate notes/bonds or any other secured debt
       instruments or external commercial borrowings
       in any form together with interest, further
       interest thereon, compound interest in case
       of default, accumulated interest, all other
       costs, charges and expenses payable by the
       Company up to a limit of INR 25,000 crores
       in term of Section 293(1)(d) of the Companies
       Act, 1956 and the documents be finalized and
       executed by the Company in their favor and
       containing such terms and conditions and covenants
       in respect of enforcement of security as may
       be stipulated in that behalf and agreed to
       between the Board of Directors and the lenders/trustees;
       and authorize the Board, for the purpose of
       giving effect to this resolution, to do all
       such acts, deeds, matters and things, as it
       may in its absolute discretion deem necessary,
       proper or desirable, delegate all or any of
       these powers to a Committee of Directors or
       Managing Director or Whole time Director or
       Director of the Company and to settle any question,
       difficulty or doubt that may arise in this
       regard, to finalize and execute all such deeds,
       documents and writings as may be necessary,
       desirable or expedient as it may deem necessary,
       desirable or expedient as it may deem fit

S.12   Authorize the Board, in accordance with the               Mgmt          For                            For
       provisions of Section 81(1A) and all other
       applicable provisions of the Companies Act
       1956, Foreign Exchange Management Act, 1999
       [including any regulation, statutory modification[s]
       or re-enactment[s] thereof for the time being
       in force] including but not limited to Foreign
       Exchange Management [Transfer or Issue of Securities
       by a Person Resident Outside India] Regulation,
       2000, the Issue of Foreign Currency Convertible
       Bonds and Ordinary Shares [through Depository
       Receipt Mechanism] Scheme 1993 and also the
       provisions of any other applicable laws, rules,
       regulations, and in accordance with relevant
       provisions of Memorandum and Articles of Association
       of the Company, and subject to the approval,
       consent, permission and or sanction of the
       Ministry of Finance [MOF], Government of India
       [GOI], the Reserve Bank of India [RBI], Securities
       and Exchange Board of India [SEBI] and or any
       other appropriate authorities, Institutions
       or Bodies, as may be necessary and subject
       to such conditions and modifications as my
       be prescribed in granting such approvals, consents
       and permissions, which may be agreed to by
       the Board of Directors of the Company,[hereinafter
       referred to as the Board which term shall include
       a Committee of Directors] to offer, issue and
       allot, in one or more tranches, any securities
       including Global Depository Receipts [GDR]
       and/or American Depository Receipts [ADR] and/or
       Foreign Currency Convertible Bonds [FCCB] and/or
       convertible bonds/debentures and/or euro-convertible
       Bonds whether cumulative/ redeemable/ partly/
       fully convertible/convertible and/or securities
       partly or fully convertible into equity shares
       and/or securities linked to equity shares and/or
       any instruments or securities with or without
       detachable warrants, or such other types of
       securities representing either equity shares
       and/or convertible securities, [hereinafter
       collectively referred to as Securities] in
       India or in one or more foreign market[s] to
       be subscribed in foreign currency[ies]/Rupees
       by Foreign/Domestic Investors, including Non-residents,
       Foreign Institutional Investors, Non-Resident
       Indians, Foreign Nationals, Corporate Bodies,
       Banks, Institutions, Mutual Funds or such other
       eligible entities or persons as may be decided
       by the Board in accordance with applicable
       Laws, whether or not such persons/entities/investors
       are members of the Company, through prospectus,
       offering letter, circular Memorandum or through
       any other mode, from time to time, as may be
       deemed appropriate by the Board on such terms
       and conditions as the Board may, in its sole
       and absolute discretion, deem fit up to USD
       750 million or its equivalent to approximately
       INR 3,000 crores [with a right to the Board
       to retain additional allotment, such amount
       of subscription not exceeding 25% of the amount
       of initial of each tranche as the Board may
       deem fit] on such terms and conditions including
       pricing [subject to the maximum pricing norms
       prescribed by SEBI, RBI and/or any other authorities],
       as the Board may in its sole and absolute discretion
       decide including the form and all other terms
       and conditions and matters connected therewith
       and wherever necessary in consultation with
       the Lead Managers, underwrites, stabilization
       agents, guarantors, financial and/or legal
       advisors, depositors, custodians, principal
       paying / transfer conversion agents, listing
       agents, registrars and issue such Securities
       in any market and/or to the persons as may
       be deemed fit by the Board so as to enable
       the Company to get listed at any stock exchange
       in India and / or Singapore and / or any other
       overseas stock exchange[s]; approve that these
       securities be disposed off by the Board in
       its absolute discretion in such manner as the
       Board may deem fit and proper; and that without
       prejudice to the generality of the above and
       subject to the applicable laws, the aforesaid
       issue of the Securities may have all or any
       terms or combination of terms in accordance
       with normal practice including but not limited
       to conditions relating to payment of interest,
       dividend, premium or redemption or early redemption
       at the option of the company and/or to the
       holder[s] of the securities and other debt-service
       payment whatsoever and all such terms as are
       provided in offerings of this nature, including
       terms for issue of additional equity shares,
       of variation of interest payment and/or variation
       of the price and / or the period of conversions
       of Securities into equity shares or issue of
       equity shares during the duration of the Securities
       and/or voting rights or options for early redemption
       of Securities; authorize the Board to finalize
       and approve the same or any modification thereof;
       authorize the Company and/or any agency or
       body authorized by the Board may issue depository
       receipts representing the underlying equity
       shares or other Securities or FCCBs in registered
       form with such features and attributes as are
       prevalent in international capital markets
       for instruments of this nature and to provide
       for the tradability or free transferability
       thereof as per international practices and
       regulations and 'under the forms and practices
       prevalent in the international markets including
       filing any registration statement and any other
       document and any amendment thereto with any
       relevant authority[ies] for securities listing
       and trading, in the overseas stock/securities
       exchange[s]; authorize the Board to issue and
       allot such number of equity shares as may be
       required to be issued and allotted upon conversion
       of any Securities referred above or as may
       be necessary in accordance with the terms of
       the offering[s]; contd..

       Contd... authorize the Board, subject to the              Non-Voting    No vote
       applicable laws, as and when it deems fit and
       proper, to issue and allot Equity Shares [including
       equity shares issued and allotted upon conversion
       of any Securities] with differential rights
       including differential rights as to dividend
       and/or voting; the Securities issued in foreign
       markets shall be deemed to have been made abroad
       and/or in the market and/or at the place of
       issue of the Securities in the International
       market and may be governed by applicable Foreign
       Laws; authorize the Board, for the purpose
       of giving effect to any issue or allotment
       of Securities or instruments representing the
       same, to determine the form, terms and timing
       of the offering[s], including the class of
       investors to whom the Securities are to be
       allotted, number of Securities to be allotted
       in each tranche, issue price, face value, premium
       amount of issue/conversion of Securities /
       redemption of Securities, rate of interest,
       redemption period, utilization of issue proceeds,
       listing on one or more stock exchanges abroad/India
       as the Board in its sole and absolute discretion
       may deem fit and to make and accept any modifications
       in the proposal as may be required by the authorities
       involved in such issues and on behalf of the
       Company to do all such acts, deeds, matters
       and things as it may, at its sole and absolute
       discretion, deem necessary or desirable for
       such purpose, including without limitation
       the appointment of Registrars, Book-runners,
       Lead-Managers, Trustees, Agents Bankers, Global
       Co-coordinators, Custodians, Depositories,
       Consultants, Solicitors, Accountants, or such
       other Agencies, entering into arrangements
       for underwriting, marketing, listing, trading,
       depository and such other arrangements and
       agreements, as may be necessary and to issue
       any Offer Document(s) and sign all deeds, documents
       and to pay and remunerate all agencies / intermediaries
       by way of commission, brokerage, fees, charges,
       out of pocket expenses and the like as may
       be involved or connected in such offerings
       of Securities, with power on behalf of the
       Company to settle any question, difficulty
       or doubt that may arise in regard to any such
       issue, offer or allotment of Securities and
       in complying with any regulations, as it may
       in its sole and absolute discretion deem fit,
       without being required to seek any further
       consent or approval of the members or otherwise
       to the end and intent that the members shall
       be deemed to have given their approval thereto
       expressly by the authority of this Resolution
       and to delegate all or any of the powers herein
       conferred to any Committee of Directors or
       Whole time Director[s], Directors or any other
       Officer[s] of the Company to give effect to
       the aforesaid resolution; and approve and ratify
       all the acts, deeds and things already done
       by the Board in this regard

13.    Approve, pursuant to Section 198, 309, 310 and            Mgmt          For                            For
       all other applicable provisions, if any, and
       Schedule XIII to the Companies Act 1956, to
       increase the basic salary of Shri Naveen Jindal,
       Executive Vice Chairman and Managing Director
       of the Company to INR 50,00,000 per month with
       effect from 01 APR 2007, that all other terms
       of remuneration including perquisites, allowances,
       reimbursements, commission etc. shall remain
       unchanged

14.    Re-appoint, pursuant to Section 198,269, 309              Mgmt          For                            For
       and all other applicable provisions and Schedule
       XIII to the Companies Act 1956, and Article
       139 of the Articles of Association of the Company,
       Shri Naveen Jindal, as a Managing Director
       of the Company for the 5 years from 09 MAY
       2008 on the following terms and conditions
       as specified; approve that Shri Naveen Jindal
       shall, in the capacity of the Managing Director,
       manage all the affairs of the Company and exercise
       all necessary powers for this purpose subject
       to superintendence, control and Direction of
       the Board of Directors of the Company

15.    Approve, pursuant to Section 309, 310 and all             Mgmt          For                            For
       other applicable provisions, if any, and Schedule
       XIII to the Companies Act 1956, to revise the
       remuneration of Shri Vikrant Gujral, the Vice
       Chairman and the Chief Executive officer of
       the Company in the specified manner with effect
       from 01 APR 2008

16.    Approve, pursuant to Section 309, 310 and all             Mgmt          For                            For
       other applicable provisions, if any, and Schedule
       XIII to the Companies Act 1956, to revise the
       remuneration of Shri Anand Goel, the Deputy
       Managing Director of the Company in the specified
       manner with effect from 01 APR 2008

17.    Approve, pursuant to Section 309, 310 and all             Mgmt          For                            For
       other applicable provisions, if any, and Schedule
       XIII to the Companies Act 1956, to revise the
       remuneration of Shri Sushil K. Maroo, the Whole-time
       Director of the Company in the specified manner
       with effect from 01 APR 2008

18.    Appoint, pursuant to Section 198,269, 309 and             Mgmt          For                            For
       other applicable provisions, if any, and Schedule
       XIII to the Companies Act 1956, and Article
       139 of the Articles of Association of the Company,
       Shri A.K. Mukherji, as the Whole-Time Director
       of the Company from 01 APR 2008 for a period
       of 5 years on the terms and conditions as specified;
       approve that Shri A.K. Mukherji, in the capacity
       of the Whole Time Director, will report to
       the Executive Vice Chairman and the Managing
       Director of the Company, Shri Naveen Jindal
       and will be entrusted with powers, authorities,
       functions, duties, responsibilities, etc by
       him from time to time




--------------------------------------------------------------------------------------------------------------------------
 JOINT STK CO COMSTAR- UTD  TELESYSTEMS                                                      Agenda Number:  701782472
--------------------------------------------------------------------------------------------------------------------------
        Security:  47972P208
    Meeting Type:  EGM
    Meeting Date:  20-Dec-2008
          Ticker:
            ISIN:  US47972P2083
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the redrafted regulation on the Board             Mgmt          For                            For
       of Directors of the Company

2.     Approve the redrafted regulation on the Managing          Mgmt          For                            For
       Board of the Company

3.     Approve the redrafted regulation on the General           Mgmt          For                            For
       Shareholders' Meeting

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 JOINT STK CO COMSTAR- UTD  TELESYSTEMS                                                      Agenda Number:  702006556
--------------------------------------------------------------------------------------------------------------------------
        Security:  47972P208
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  US47972P2083
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the functions of the Chairman of the              Mgmt          For                            For
       General Meeting of JSC Comstar-UTS shareholders
       shall be performed by the Member of the Comstar-UTS
       Board of Directors D.V. Ustinov; the functions
       of the Secretary of the General Meeting of
       JSC Comstar-UTS shareholders shall be performed
       by the Corporate Secretary of the Company

2.     Approve the annual report, annual financial               Mgmt          For                            For
       statements, including the income statement
       [profit & loss account] of JSC Comstar-United
       TeleSystems for the year 2008

3.     Approve the distribution of JSC Comstar-UTS               Mgmt          For                            For
       profit and loss based on results of financial
       reporting of the year 2008

4.     Approve the payment of the annual dividend for            Mgmt          For                            For
       2008 on the Comstar-UTS OJSC common registered
       shares at the rate of 0.22 RUR per Comstar-UTS
       OJSC common registered share with a par value
       of 1 RUR

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE NOTE THAT ONLY A VOTE
       "FOR" THE DIRECTOR WILL BE CUMULATED. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

5.1    Elect Abugov, Anton Vladimirovich as a Member             Mgmt          For                            For
       of the Board of Directors of JSC Comstar-United
       TeleSystems

5.2    Elect Goldin Anna as a Member of the Board of             Mgmt          For                            For
       Directors of JSC Comstar-United TeleSystems

5.3    Elect Drozdov Sergey Alexeevich as a Member               Mgmt          For                            For
       of the Board of Directors of JSC Comstar- United
       TeleSystems

5.4    Elect Ivanov Sergey Mikhaylovich as a Member              Mgmt          For                            For
       of the Board of Directors of JSC Comstar-United
       TeleSystems

5.5    Elect Pridantsev, Sergey Vladimirovich as a               Mgmt          For                            For
       Member of the Board of Directors of JSC Comstar-United
       TeleSystems

5.6    Elect Redling Yngve as a Member of the Board              Mgmt          For                            For
       of Directors of JSC Comstar-United TeleSystems

5.7    Elect Holtrop Thomas as a Member of the Board             Mgmt          For                            For
       of Directors of JSC Comstar-United TeleSystems

5.8    Elect Ustinov Dmitry Vladimirovich as a Member            Mgmt          For                            For
       of the Board of Directors of JSC Comstar-United
       TeleSystems

5.9    Elect Sommer Rom as a Member of the Board of              Mgmt          For                            For
       Directors of JSC Comstar-United TeleSystems

6.1    Elect Tokun Mikhail Vladimirovich to the Audit            Mgmt          For                            For
       Committee of JSC Comstar-United TeleSystems

6.2    Elect Motalova Natalya Vladimirovna to the Audit          Mgmt          For                            For
       Committee of JSC Comstar-United TeleSystems

6.3    Elect Platoshin Vasily Vasilievich to the Audit           Mgmt          For                            For
       Committee of JSC Comstar-United TeleSystems

7.     Approve the Unikon BDO CJSC as the Auditor of             Mgmt          For                            For
       the Comstar-UTS OJSC financial statements for
       2009, prepared to the Russian Accounting Standards;
       Deloitte & Touche CIS CJSC as the Auditor of
       the Comstar-UTS OJSC financial statements for
       2009, prepared to the US GAAP

8.     Amend the Charter of JSC Comstar-UTS                      Mgmt          For                            For

9.     Amend the By-Law on general meeting of shareholders       Mgmt          For                            For
       of JSC Comstar-UTS

10.    Amend the By-Law on the Management Board of               Mgmt          For                            For
       JSC Comstar-UTS

11.    Amend the By-Law of the President of JSC Comstar-UTS      Mgmt          For                            For

12.    Amend the By-Law on the Auditing Commission               Mgmt          For                            For
       of JSC Comstar-UTS

13.    Amend the By-Law on remunerations and compensations       Mgmt          For                            For
       to the Members of the Board of Directors of
       JSC Comstar-UTS




--------------------------------------------------------------------------------------------------------------------------
 JOLLIBEE FOODS CORPORATION                                                                  Agenda Number:  701972108
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4466S100
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  PHY4466S1007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 575355 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the certification by the Corporate Secretary      Mgmt          For                            For
       on notice and quorum

3.     Approve the minutes of the last annual stockholders       Mgmt          For                            For
       meeting

4.     Approve the President's report                            Mgmt          For                            For

5.     Ratify the actions by the Board of Directors              Mgmt          For                            For
       and Officers of the Corporation

6.1    Elect Mr. Tony Tan Caktiong as a Director of              Mgmt          For                            For
       the Company

6.2    Elect Mr. William Tan Untiong as a Director               Mgmt          For                            For
       of the Company

6.3    Elect Mr. Ernesto Tanmantiong as a Director               Mgmt          For                            For
       of the Company

6.4    Elect Mr. Ang Cho Sit as a Director of the Company        Mgmt          For                            For

6.5    Elect Mr. Antonio Chua Poe Eng as a Director              Mgmt          For                            For
       of the Company

6.6    Elect Mr. Felipe B. Alfonso as an Independent             Mgmt          For                            For
       Director of the Company

6.7    Elect Mr. Monico Jacob as an Independent Director         Mgmt          For                            For
       of the Company

7.     Appoint the External Auditors                             Mgmt          For                            For

8.     Other matters                                             Non-Voting    No vote

9.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 JORDAN AHLI BANK, AMMAN                                                                     Agenda Number:  701845488
--------------------------------------------------------------------------------------------------------------------------
        Security:  M62275108
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  JO1103311014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Approve to recite previous minutes of the last            Mgmt          For                            For
       AGM

2.     Approve the Board of Directors report for the             Mgmt          For                            For
       Companys accomplishments for the year 2008

3.     Approve the Auditors report for the year 2008             Mgmt          For                            For

4.     Approve the Companys financial data for the               Mgmt          For                            For
       year 2008

5.     Approve the Board of Directors suggestion to              Mgmt          For                            For
       distribute dividends 10%

6.     Approve to indemnify Board of Directors for               Mgmt          For                            For
       the year 2008

7.     Elect the Companys Auditors for the year 2009             Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TEXT OF RESOLUTION. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 JORDAN ELECTRIC POWER CO, AMMAN                                                             Agenda Number:  701913192
--------------------------------------------------------------------------------------------------------------------------
        Security:  M6212Z109
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  JO3100411011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to recite the minutes of the last AGM             Mgmt          For                            For

2.     Approve to discuss the Board of Directors report          Mgmt          For                            For
       for the Company's accomplishments for the year
       2008

3.     Approve to discus the Auditors report for the             Mgmt          For                            For
       year 2008

4.     Approve to discus the Company's financial data            Mgmt          For                            For
       for the year 2008

5.     Approve the Board of Directors suggestion to              Mgmt          For                            For
       distribute dividend cash 10% and shares 9%

6.     Approve to indemnify the Board of Directors               Mgmt          For                            For
       for the year 2008

7.     Elect the Company's Auditors for the year 2009            Mgmt          For                            For

8.     Any other issues                                          Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 JSC IRKUTSKENERGO                                                                           Agenda Number:  933102484
--------------------------------------------------------------------------------------------------------------------------
        Security:  462714106
    Meeting Type:  Annual
    Meeting Date:  19-Jun-2009
          Ticker:  IKSGY
            ISIN:  US4627141066
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE ANNUAL REPORT OF IRKUTSK JOINT             Mgmt          For                            For
       STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO) FOR THE YEAR 2008.

02     TO APPROVE THE ANNUAL ACCOUNTING BALANCE, PROFIT          Mgmt          For                            For
       & LOSSES ACCOUNT OF IRKUTSK JOINT STOCK COMPANY
       OF ENERGETICS AND ELECTRIFICATION (JSC IRKUTSKENERGO)
       FOR THE YEAR 2008.

03     TO DISTRIBUTE IN THE YEAR 2009 THE PROFIT OF              Mgmt          For                            For
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO) ON THE
       RESULTS OF THE YEAR 2008 FOR THE NEXT PURPOSES:
       - INVESTMENT ACTIVITY - 543916 THOUSAND RUBLES,
       INCLUDING INDUSTRIAL PURPOSES - 516916 THOUSAND
       RUBLES; NON-INDUSTRIAL PURPOSES - 27000 THOUSAND
       RUBLES; - REGIONAL SOCIAL MEASURES - 125000
       THOUSAND RUBLES; - CIRCULATING ASSETS REPLENISHMENT
       - 2388970 THOUSAND RUBLES; NOT TO PAY DIVIDEND
       ON SHARES OF JSC IRKUTSKENERGO ON THE RESULTS
       OF THE YEAR 2008.

5A     TO ELECT MEMBER OF THE AUDIT COMMITTEE OF IRKUTSK         Mgmt          For                            For
       JOINT STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO): IGOR VLADIMIROVICH GANKOV

5B     TO ELECT MEMBER OF THE AUDIT COMMITTEE OF IRKUTSK         Mgmt          For                            For
       JOINT STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO): GALINA VLADIMIROVNA LAVSHUK

5C     TO ELECT MEMBER OF THE AUDIT COMMITTEE OF IRKUTSK         Mgmt          For                            For
       JOINT STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO): NATALIA PAVLOVNA PETRIKINA

5D     TO ELECT MEMBER OF THE AUDIT COMMITTEE OF IRKUTSK         Mgmt          For                            For
       JOINT STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO): DAVID DESHENOVICH POGOSBEKOV

5E     TO ELECT MEMBER OF THE AUDIT COMMITTEE OF IRKUTSK         Mgmt          For                            For
       JOINT STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO): KONSTANTIN YURIEVICH SUKHOBAEVSKIY

5F     TO ELECT MEMBER OF THE AUDIT COMMITTEE OF IRKUTSK         Mgmt          For                            For
       JOINT STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO): MARIYA GENNADIEVNA TIKHONOVA

5G     TO ELECT MEMBER OF THE AUDIT COMMITTEE OF IRKUTSK         Mgmt          For                            For
       JOINT STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO): IRINA VLADIMIROVNA TRAVKOVA

06     TO APPROVE LIMITED COMPANY "FINEXPERTIZA" (LLC            Mgmt          For                            For
       "FINEXPERTIZA") AS AN AUDITOR OF IRKUTSK JOINT
       STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO) FOR THE YEAR 2009.

07     TO APPROVE NEW EDITION OF THE CHARTER OF IRKUTSK          Mgmt          For                            For
       JOINT STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO).

08     TO APPROVE NEW EDITION OF THE REGULATION OF               Mgmt          For                            For
       THE GENERAL MEETING OF SHAREHOLDERS OF IRKUTSK
       JOINT STOCK COMPANY OF ENERGETICS AND ELECTRIFICATION
       (JSC IRKUTSKENERGO).

09     TO APPROVE NEW EDITION OF THE REGULATION OF               Mgmt          For                            For
       THE BOARD OF DIRECTORS OF IRKUTSK JOINT STOCK
       COMPANY OF ENERGETICS AND ELECTRIFICATION (JSC
       IRKUTSKENERGO).

10     TO APPROVE NEW EDITION OF THE REGULATION OF               Mgmt          For                            For
       THE MANAGEMENT BOARD OF IRKUTSK JOINT STOCK
       COMPANY OF ENERGETICS AND ELECTRIFICATION (JSC
       IRKUTSKENERGO).




--------------------------------------------------------------------------------------------------------------------------
 JSC IRKUTSKENERGO                                                                           Agenda Number:  933120975
--------------------------------------------------------------------------------------------------------------------------
        Security:  462714106
    Meeting Type:  Annual
    Meeting Date:  19-Jun-2009
          Ticker:  IKSGY
            ISIN:  US4627141066
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

4A     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): IGOR SERGEEVICH
       AGEICHEV

4B     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): BORIS
       PETROVICH VARNAVSKI

4C     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): EVGENIY
       VYACHESLAVOVICH DOD

4D     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): YANA VSEVOLODOVNA
       DONSKAYA

4E     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): VLADIMIR
       ALEKSEEVICH KIRYUHIN

4F     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): VYACHESLAV
       MIKHAILOVICH KRAVCHENKO

4G     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): YURIY
       MITROFANOVICH MEDVEDEV

4H     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): DMITRIY
       VALERIEVICH PONOMARYOV

4I     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): ZHIVKO
       SAVOV

4J     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): STANISLAV
       YURIEVICH SVETLITSKIY

4K     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): VYACHESLAV
       ALEKSEEVICH SOLOMIN

4L     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): RASHID
       RAVELEVICH SHARIPOV

4M     TO ELECT MEMBER OF THE BOARD OF DIRECTORS OF              Mgmt          No vote
       IRKUTSK JOINT STOCK COMPANY OF ENERGETICS AND
       ELECTRIFICATION (JSC IRKUTSKENERGO): SERGEY
       VLADIMIROVICH EMDIN




--------------------------------------------------------------------------------------------------------------------------
 JSC MMC NORILSK NICKEL                                                                      Agenda Number:  932983186
--------------------------------------------------------------------------------------------------------------------------
        Security:  46626D108
    Meeting Type:  Special
    Meeting Date:  26-Dec-2008
          Ticker:  NILSY
            ISIN:  US46626D1081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO TERMINATE PRE-TERM THE POWERS OF THE BOARD             Mgmt          For                            For
       OF DIRECTORS OF OJSC MMC NORILSK NICKEL.




--------------------------------------------------------------------------------------------------------------------------
 JSC MMC NORILSK NICKEL                                                                      Agenda Number:  933108703
--------------------------------------------------------------------------------------------------------------------------
        Security:  46626D108
    Meeting Type:  Consent
    Meeting Date:  30-Jun-2009
          Ticker:  NILSY
            ISIN:  US46626D1081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE MMC NORILSK NICKEL'S 2008 ANNUAL               Mgmt          For                            For
       REPORT.

02     TO APPROVE MMC NORILSK NICKEL'S 2008 ANNUAL               Mgmt          For                            For
       ACCOUNTING STATEMENTS INCLUDING PROFIT AND
       LOSS STATEMENT.

03     TO APPROVE DISTRIBUTION OF MMC NORILSK NICKEL'S           Mgmt          For                            For
       PROFITS AND LOSSES FOR 2008.

04     NOT TO PAY DIVIDENDS ON MMC NORILSK NICKEL'S              Mgmt          For                            For
       SHARES FOR THE YEAR 2008.

6A     TO ELECT THE MEMBER OF THE REVISION COMMISSION:           Mgmt          For                            For
       NATALIA V. GOLOLOBOVA (DEPUTY CHIEF FINANCIAL
       OFFICER, INTEGRATED FINANCIAL SYSTEMS LLC)

6B     TO ELECT THE MEMBER OF THE REVISION COMMISSION:           Mgmt          For                            For
       ALEXEY A. KARGACHOV (DIRECTOR OF THE INTERNAL
       CONTROL DEPARTMENT, OJSC MMC NORILSK NICKEL)

6C     TO ELECT THE MEMBER OF THE REVISION COMMISSION:           Mgmt          For                            For
       NATALIA N. PANPHIL (DEPUTY DIRECTOR OF THE
       INTERNAL CONTROL DEPARTMENT - CHIEF OF THE
       CONTROL AND REVISION DIVISION, OJSC MMC NORILSK
       NICKEL)

6D     TO ELECT THE MEMBER OF THE REVISION COMMISSION:           Mgmt          For                            For
       DMITRY V. PERSHINKOV (CHIEF OF THE TAX PLANNING
       DIVISION OF THE ACCOUNTING, TAXATION AND FINANCIAL
       REPORTING DEPARTMENT, OJSC MMC NORILSK NICKEL)

6E     TO ELECT THE MEMBER OF THE REVISION COMMISSION:           Mgmt          For                            For
       TAMARA A. SIROTKINA (DEPUTY CHIEF OF THE CLAIM
       ADMINISTRATION DIVISION - CHIEF OF THE ADMINISTRATIVE
       AND LEGAL DISPUTES SECTOR OF THE LEGAL DEPARTMENT,
       OJSC MMC NORILSK NICKEL)

07     TO APPROVE ROSEXPERTIZA LLC AS AUDITOR OF MMC             Mgmt          For                            For
       NORILSK NICKEL'S 2009 RUSSIAN ACCOUNTING STATEMENTS.

08     TO APPROVE THE NEW VERSION OF THE CHARTER OF              Mgmt          For                            For
       OJSC MMC NORILSK NICKEL.

09     TO APPROVE THE NEW VERSION OF THE REGULATIONS             Mgmt          For                            For
       ON THE BOARD OF DIRECTORS OF OJSC MMC NORILSK
       NICKEL.

10     TO APPROVE THE REGULATIONS ON THE MANAGEMENT              Mgmt          For                            For
       BOARD OF OJSC MMC NORILSK NICKEL.

11A    1) ESTABLISH THAT PRINCIPAL AMOUNT OF REMUNERATION        Mgmt          For                            For
       TO BE PAID TO INDEPENDENT DIRECTOR, 2) ESTABLISH
       THAT ADDITIONAL REMUNERATION IN AMOUNT OF USD
       31,250 PER QUARTER, SHALL BE PAID, 3) ESTABLISH
       PRINCIPAL AMOUNT OF REMUNERATION TO BE PAID
       TO CHAIRMAN OF BOARD OF DIRECTORS IN CASE HE
       IS AN INDEPENDENT DIRECTOR, SHALL BE USD 2,500,000
       PER YEAR, 4) ESTABLISH THAT AMOUNT OF ANNUAL
       BONUS TO BE PAID TO A CHAIRMAN OF THE BOARD
       OF DIRECTORS 5) REMUNERATION SUMS MENTIONED
       IN CLAUSES 1, 2, 3 AND 4 OF THIS RESOLUTION
       SHALL BE PAID FOR THE PERIOD FROM JULY 1, 2009
       AND TO THE DATE.

11B    1) TO APPROVE THE INCENTIVE PROGRAM - OPTION              Mgmt          For                            For
       PLAN FOR INDEPENDENT DIRECTORS OF OJSC MMC
       NORILSK NICKEL, (2) TO ESTABLISH THAT THE PROGRAM
       SHALL BE VALID FROM JULY 1, 2009 TO JUNE 30,
       2010.

12     THE VALUE OF PROPERTY BEING THE SUBJECT OF INTERRELATED   Mgmt          For                            For
       TRANSACTIONS TO INDEMNIFY MEMBERS OF THE BOARD
       OF DIRECTORS AND MEMBERS OF MANAGEMENT BOARD
       OF OJSC MMC NORILSK NICKEL AGAINST DAMAGES
       THE AFOREMENTIONED PERSONS MAY INCUR IN THEIR
       RESPECTIVE POSITIONS MENTIONED ABOVE SHALL
       NOT EXCEED USD 115,000,000 (ONE HUNDRED FIFTEEN
       MILLION US DOLLARS) FOR EACH TRANSACTION.

13     TO APPROVE INTERRELATED TRANSACTIONS, TO WHICH            Mgmt          For                            For
       ALL MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS
       OF THE MANAGEMENT BOARD OF OJSC MMC NORILSK
       NICKEL ARE INTERESTED PARTIES, AND WHICH INVOLVE
       THE OBLIGATIONS OF OJSC MMC NORILSK NICKEL
       TO INDEMNIFY MEMBERS OF THE BOARD OF DIRECTORS
       AND MEMBERS OF THE MANAGEMENT BOARD OF OJSC
       MMC NORILSK NICKEL AGAINST DAMAGES THE AFOREMENTIONED
       PERSONS MAY INCUR IN THEIR RESPECTIVE POSITIONS
       MENTIONED ABOVE, SHALL NOT EXCEED USD 115,000,000
       (ONE HUNDRED FIFTEEN MILLION US DOLLARS) FOR
       EACH SUCH PERSON.

14     TO ESTABLISH THAT THE VALUE OF SERVICES INVOLVING         Mgmt          For                            For
       LIABILITY INSURANCE FOR MEMBERS OF THE BOARD
       OF DIRECTORS AND MEMBERS OF THE MANAGEMENT
       BOARD OF OJSC MMC NORILSK NICKEL WITH LIABILITY
       LIMITED TO USD 150,000,000 (ONE HUNDRED FIFTY
       MILLION US DOLLARS) AND ADDITIONAL INSURANCE
       COVERAGE LIMIT OF USD 50,000,000 (FIFTY MILLION
       US DOLLARS) SHALL NOT EXCEED USD 1,200,000
       (ONE MILLION TWO HUNDRED THOUSAND US DOLLARS).

15     TO APPROVE THE TRANSACTION, TO WHICH ALL MEMBERS          Mgmt          For                            For
       OF THE BOARD OF DIRECTORS AND MEMBERS OF THE
       MANAGEMENT BOARD ARE INTERESTED PARTIES, INVOLVING
       LIABILITY INSURANCE FOR MEMBERS OF THE BOARD
       OF DIRECTORS AND MEMBERS OF THE MANAGEMENT
       BOARD WHO WILL BE BENEFICIARY PARTIES TO TRANSACTION
       BY RUSSIAN INSURANCE COMPANY, FOR THE ONE-YEAR
       TERM WITH LIABILITY LIMITED TO USD 150,000,000
       (ONE HUNDRED FIFTY MILLION US DOLLARS) AND
       ADDITIONAL INSURANCE COVERAGE LIMIT OF USD
       50,000,000, (FIFTY MILLION US DOLLARS) AND
       WITH PREMIUM TO INSURER NOT EXCEEDING USD 1,200,000.




--------------------------------------------------------------------------------------------------------------------------
 JSC MMC NORILSK NICKEL                                                                      Agenda Number:  701996449
--------------------------------------------------------------------------------------------------------------------------
        Security:  46626D108
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  US46626D1081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the MMC Norilsk Nickel's 2008 annual              Mgmt          For                            For
       report

2.     Approve MMC Norilsk Nickel's 2008 annual accounting       Mgmt          For                            For
       statements including profit and loss statement

3.     Approve the distribution of MMC Norilsk Nickel's          Mgmt          For                            For
       profits and losses for 2008

4.     Approve not to pay dividends on MMC Norilsk               Mgmt          For                            For
       Nickel's shares for the year 2008

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE NOTE THAT ONLY A VOTE
       "FOR" THE DIRECTOR WILL BE CUMULATED. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

5.1    Elect Mr. Guerman R. Aliev as a Member of the             Mgmt          For                            For
       Board of Directors

5.2    Elect Mr. Sergey L. Batekhin as a Member of               Mgmt          For                            For
       the Board of Directors

5.3    Elect Mr. Andrey E. Bougrov as a Member of the            Mgmt          For                            For
       Board of Directors

5.4    Elect Mr. Alexander S. Voloshin as a Member               Mgmt          For                            For
       of the Board of Directors

5.5    Elect Mr. Andrey A. Klishas as a Member of the            Mgmt          For                            For
       Board of Directors

5.6    Elect Mr. Valery V. Lukyanenko as a Member of             Mgmt          For                            For
       the Board of Directors

5.7    Elect Mr. Alexander Polevoy as a Member of the            Mgmt          For                            For
       Board of Directors

5.8    Elect Mr. Anton V. Chemy as a Member of the               Mgmt          For                            For
       Board of Directors

5.9    Elect Mr. Bradford Allan Mills as a Member of             Mgmt          For                            For
       the Board of Directors

5.10   Elect Mr. John Gerard Holden as a Member of               Mgmt          For                            For
       the Board of Directors

5.11   Elect Mr. Vasily N. Titov as a Member of the              Mgmt          For                            For
       Board of Directors

5.12   Elect Mr. Vladimir I. Strzhalkovsky as a Member           Mgmt          For                            For
       of the Board of Directors

5.13   Elect Mr. Dmitry O. Afanasyev as a Member of              Mgmt          For                            For
       the Board of Directors

5.14   Elect Mr. Anatoly B. Ballo as a Member of the             Mgmt          For                            For
       Board of Directors

5.15   Elect Mr. Alexander S. Bulygin as a Member of             Mgmt          For                            For
       the Board of Directors

5.16   Elect Mr. Artem O. Volynets as a Member of the            Mgmt          For                            For
       Board of Directors

5.17   Elect Mr. Vadim V. Geraskin as a Member of the            Mgmt          For                            For
       Board of Directors

5.18   Elect Mr. Maxim A. Goldman as a Member of the             Mgmt          For                            For
       Board of Directors

5.19   Elect Mr. Dmitry V. Razumov as a Member of the            Mgmt          For                            For
       Board of Directors

5.20   Elect Mr. Maxim M. Sokov as a Member of the               Mgmt          For                            For
       Board of Directors

5.21   Elect Mr. Vladislav A. Soloviev as a Member               Mgmt          For                            For
       of the Board of Directors

5.22   Elect Mr. Igor A. Komarov as a Member of the              Mgmt          For                            For
       Board of Directors

5.23   Elect Mr. Ardavan Moshiri as a Member of the              Mgmt          For                            For
       Board of Directors

6.1    Elect Mr. Natalia V. Gololobova as a Member               Mgmt          For                            For
       of the Revision Commission

6.2    Elect Mr. Alexey A. Kargachov as a Member of              Mgmt          For                            For
       the Revision Commission

6.3    Elect Mr. Natalia N. Panphil as a Member of               Mgmt          For                            For
       the Revision Commission

6.4    Elect Mr. Dmirty V. Pershinkov as a Member of             Mgmt          For                            For
       the Revision Commission

6.5    Elect Mr. Tamara A. Sirotkina as a Member of              Mgmt          For                            For
       the Revision Commission

7.     Approve the Rosexpertiza LLC as the Auditor               Mgmt          For                            For
       of MMC Norilsk Nickel's 2009 Russian accounting
       statements

8.     Approve the new version of the Charter of OJSC            Mgmt          For                            For
       MMC Norilsk Nickel

9.     Approve the new version of the regulations on             Mgmt          For                            For
       the Board of Directors of OJSC MMC Norilsk
       Nickel

10.    Approve the regulations of the Management Board           Mgmt          For                            For
       of OJSC MMC Norilsk Nickel

11.1   Approve to establish that the principal amount            Mgmt          For                            For
       of remuneration to be paid to an Independent
       Director shall be USD 62,500 per quarter [to
       be paid in Russian Rubles at the exchange rate
       fixed by the Bank of Russia on the day of payment],
       and that expenses in the amount of up to RUB
       2 million per year shall be reimbursed upon
       presentation of documental proof, the above
       specified sum is gross of taxes and charges
       applicable; if an Independent Director presides
       over a Board Committee [Committees], to establish
       that the additional remuneration in the amount
       of USD 31,250 per quarter, shall be paid to
       such Independent Director for each presided
       Committees [to be paid in Russian Rubles at
       the exchange rate fixed by the Bank of Russia
       on the day of payment], the above specified
       sum is gross of taxes and charges applicable;
       to establish that the principal amount of remuneration
       to be paid to a Chairman of the Board of Director,
       in case he is an Independent Director, shall
       be USD 2,500,000 per year [to be paid in Russian
       Rubles at the exchange rate fixed by the Bank
       of Russian on the day of payment], the above
       specified sum is gross of taxes and charges
       applicable; to establish that the amount of
       the annual bonus to be paid to a Chairman of
       the Board of Directors, in case he is an Independent
       Director, shall be USD 3,000,000 per year [to
       be paid in Russian Rubles at the exchange rate
       fixed by the Bank of Russian on the day of
       payment], the above specified sum is gross
       of taxes and charges applicable; remuneration
       sums specified in clauses 1, 2, 3 and 4 of
       this resolution shall be paid for the period
       from 01 JUL 2009 and to the date, on which
       the term of the respective Independent Director
       will end and/or until he/she ceases to carry
       out his/her professional professional duties
       as a Chairman of the Committee respectively

11.2   Approve the Incentive Program-Option Plan for             Mgmt          For                            For
       Independent Directors of OJSC MMC Norilsk Nickel;
       and to establish that the program shall be
       valid from 01 JUL 2009 to 30 JUN 2010

12.    Approve the value of property being the subject           Mgmt          For                            For
       of interrelated transactions to indemnify Members
       of the Board of Directors and Members of the
       Management Board of OJSC MMC Norilsk Nickel
       against damages the aforementioned persons
       may incur in their respective positions specified
       above shall not exceed USD 115,000,000 for
       each transaction

13.    Approve the interrelated transactions, to which           Mgmt          For                            For
       all the Members of the Board of Directors and
       Members of the Management Board of OJSC MMC
       Norilsk Nickel are interested parties, and
       which involve the obligations of OJSC MMC Norilsk
       Nickel to indemnify Members of the Board of
       Directors and Members of the Management Board
       of OJSC MMC Norilsk Nickel against damages
       the aforementioned persons may incur in their
       respective positions specified above, shall
       not exceed USD 115,000,000 for each such person

14.    Approve to establish that the value of services           Mgmt          For                            For
       involving liability insurance for members of
       the Board of Directors and Members of the Management
       Board of OJSC MMC Norilsk Nickel with liability
       limited to USD 150,000,000 and additional insurance
       coverage limit of USD 50,000,000 shall not
       exceed USD 1,200,000

15.    Approve the transaction, to which all Members             Mgmt          For                            For
       of the Board of Directors and the Members of
       the Management Board of OJSC MMC Norilsk Nickel
       are interested parties, involving liability
       insurance for Members of the Board of Directors
       and Members of the Management Board of OJSC
       MMC Norilsk Nickel who will be beneficiary
       parties to the transaction by a Russian Insurance
       Company, for the 1 year term with liability
       limited to USD 150,000,000 and additional insurance
       coverage limit of USD 50,000,000 and with premium
       to insurer not exceeding USD 1,200,000




--------------------------------------------------------------------------------------------------------------------------
 JSC MMC NORILSK NICKEL                                                                      Agenda Number:  933121042
--------------------------------------------------------------------------------------------------------------------------
        Security:  46626D108
    Meeting Type:  Annual
    Meeting Date:  30-Jun-2009
          Ticker:  NILSY
            ISIN:  US46626D1081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

5A     ELECTION OF DIRECTOR: GUERMAN R. ALIEV (DEPUTY            Mgmt          No vote
       GENERAL DIRECTOR OF CJSC INTERROS HOLDING COMPANY)

5B     ELECTION OF DIRECTOR: SERGEY L. BATEKHIN (DEPUTY          Mgmt          No vote
       GENERAL DIRECTOR OF CJSC INTERROS HOLDING COMPANY)

5C     ELECTION OF DIRECTOR: ANDREY E. BOUGROV (MANAGING         Mgmt          No vote
       DIRECTOR OF CJSC INTERROS HOLDING COMPANY)

5D     ELECTION OF DIRECTOR: ALEXANDER S. VOLOSHIN               Mgmt          No vote
       (CHAIRMAN OF THE BOARD OF DIRECTORS OF OJSC
       MMC NORILSK NICKEL)

5E     ELECTION OF DIRECTOR: ANDREY A. KLISHAS (VICE-PRESIDENT   Mgmt          No vote
       OF CJSC INTERRORS HOLDING COMPANY)

5F     ELECTION OF DIRECTOR: VALERY V. LUKYANENKO (MEMBER        Mgmt          No vote
       OF THE MANAGEMENT BOARD, HEAD OF FIRST CORPORATE
       BUSINESS UNIT OJSC VTB BANK)

5G     ELECTION OF DIRECTOR: ALEXANDER POLEVOY (DEPUTY           Mgmt          No vote
       GENERAL DIRECTOR FOR FINANCES OF CJSC INTERROS
       HOLDING COMPANY)

5H     ELECTION OF DIRECTOR: ANTON V. CHERNY (DEPUTY             Mgmt          No vote
       GENERAL DIRECTOR FOR INVESTMENTS OF CJSC INTERROS
       HOLDING COMPANY)

5I     ELECTION OF DIRECTOR: BRADFORD ALLAN MILLS (EX-CEO,       Mgmt          No vote
       LONMIN PLC)

5J     ELECTION OF DIRECTOR: JOHN GERARD HOLDEN (CONSULTANT      Mgmt          No vote
       OF ROCKBURY SERVICES INC. (PRIVATE))

5K     ELECTION OF DIRECTOR: VASILY N. TITOV (DEPUTY             Mgmt          No vote
       PRESIDENT - CHAIRMAN OF THE MANAGEMENT BOARD
       OF OJSC VTB BANK)

5L     ELECTION OF DIRECTOR: VLADIMIR I. STRZHALKOVSKY           Mgmt          No vote
       (GENERAL DIRECTOR - CHAIRMAN OF THE MANAGEMENT
       BOARD OF OJSC MMC NORILSK NICKEL)

5M     ELECTION OF DIRECTOR: DMITRY O. AFANASYEV (PARTNER        Mgmt          No vote
       OF YAGOROV, PUGINSKY, AFANASYEV & PARTNERS)

5N     ELECTION OF DIRECTOR: ANATOLY B. BALLO (MEMBER            Mgmt          No vote
       OF THE MANAGEMENT BOARD - DEPUTY CHAIRMAN OF
       STATE CORPORATION "BANK FOR DEVELOPMENT AND
       FOREIGN ECONOMIC AFFAIRS (VNESHECONOMBANK)")

5O     ELECTION OF DIRECTOR: ALEXANDER S. BULYGIN (CHAIRMAN      Mgmt          No vote
       OF THE BOARD OF DIRECTORS OF EN+ LLC)

5P     ELECTION OF DIRECTOR: ARTEM O. VOLYNETS (DIRECTOR         Mgmt          No vote
       FOR STRATEGY AND CORPORATE GOVERNANCE OF CJSC
       RUSAL GLOBAL MANAGEMENT B.V.)

5Q     ELECTION OF DIRECTOR: VADIM V. GERASKIN (DIRECTOR         Mgmt          No vote
       FOR RELATIONS WITH NATURAL MONOPOLIES OF CJSC
       RUSAL GLOBAL MANAGEMENT B.V.)

5R     ELECTION OF DIRECTOR: MAXIM A. GOLDMAN (DEPUTY            Mgmt          No vote
       DIRECTOR FOR INVESTMENTS OF A BRANCH OF JSC
       RENOVA MANAGEMENT AG)

5S     ELECTION OF DIRECTOR: DMITRY V. RAZUMOV (GENERAL          Mgmt          No vote
       DIRECTOR OF ONEXIM GROUP LLC)

5T     ELECTION OF DIRECTOR: MAXIM M. SOKOV (DIRECTOR,           Mgmt          No vote
       INVESTMENT MANAGEMENT, RUSAL GLOBAL MANAGEMENT
       B.V.)

5U     ELECTION OF DIRECTOR: VLADISLAV A. SOLOVIEV               Mgmt          No vote
       (GENERAL DIRECTOR OF EN+ MANAGEMENT LLC)

5V     ELECTION OF DIRECTOR: IGOR A. KOMAROV (ADVISOR            Mgmt          No vote
       TO GENERAL DIRECTOR OF STATE CORPORATION "RUSSIAN
       TECHNOLOGIES")

5W     ELECTION OF DIRECTOR: ARDAVAN MOSHIRI (CHAIRMAN           Mgmt          No vote
       OF THE BOARD OF DIRECTORS AT METALLOINVEST
       MANAGEMENT COMPANY)




--------------------------------------------------------------------------------------------------------------------------
 JSC VTB BK                                                                                  Agenda Number:  702017030
--------------------------------------------------------------------------------------------------------------------------
        Security:  46630Q202
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  US46630Q2021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the JSC VTB Bank annual report                    Mgmt          For                            For

2.     Approve the JSC VTB Bank 2008 financial statements,       Mgmt          For                            For
       including the profit and loss account statement
       [JSC VTB Bank profit and loss account]

3.     Approve the JSC VTB Bank profit [loss] allocation         Mgmt          For                            For
       based on the results of the FY, including announcement
       of VTB Bank dividends [their amount, time brackets
       and form of dividend payment]; to allocate
       JSC VTB Bank profit for 2008 in the following
       way: net profit for distribution RUB 26,894,373,306.49;
       allowance for dividend payments RUB 3,005,689,913.54;
       retained net profit RUB 23,888,683,392.95;
       decide on [announce] dividend payments for
       2008 in the amount of RUB 0.000447 on one outstanding
       registered ordinary JSC VTB Bank share of the
       face value of RUB 0.01; determine the following
       way of dividend payments for 2008: dividends
       are paid out in monetary funds that are transferred
       in the form of non-cash payments to the shareholders
       banking accounts or in cash paid out in JSC
       VTB Bank St. Petersburg branch located at:
       30 Ul. Bolshaya Morskaya, St. Petersburg, Russia;
       the amount of dividends accrued per one JSC
       VTB Bank shareholder is calculated accurate
       to RUB 0.01, with the rounding up executed
       according to mathematic approximation principles;
       dividends are paid out within 60 days since
       the day of JSC VTB Bank AGM decision on the
       payment of dividends

4.     Approve to determine that JSC VTB Bank Supervisory        Mgmt          For                            For
       Council consists of 11 Members

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE NOTE THAT ONLY A VOTE
       "FOR" THE DIRECTOR WILL BE CUMULATED. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS

5.1    Elect Dvorkovich Arkady Vladimirovich to JSC              Mgmt          For                            For
       VTB Bank Supervisory Council

5.2    Elect Drozdov Anton Viktorovich to JSC VTB Bank           Mgmt          For                            For
       Supervisory Council

5.3    Elect Kostin Andrei Leonidovich to JSC VTB Bank           Mgmt          For                            For
       Supervisory Council

5.4    Elect Kudrin Alexey Leonidovich to JSC VTB Bank           Mgmt          For                            For
       Supervisory Council

5.5    Elect Savatyugin Alexey Lvovich to JSC VTB Bank           Mgmt          For                            For
       Supervisory Council

5.6    Elect Saveliev Vitaly Gennadievich to JSC VTB             Mgmt          For                            For
       Bank Supervisory Council

5.7    Elect Ulyukaev Alexey Valentinovich to JSC VTB            Mgmt          For                            For
       Bank Supervisory Council

5.8    Elect Warnig Artur Matthias as an Independent             Mgmt          For                            For
       Supervisory Council Member

5.9    Elect Glazkov Grigory Yurievich as an Independent         Mgmt          For                            For
       Supervisory Council Member

5.10   Elect Kropachev Nikolay Mikhailovich as an Independent    Mgmt          For                            For
       Supervisory Council Member

5.11   Elect Eskindarov Muhadin Abdurakhmanovich as              Mgmt          For                            For
       an Independent Supervisory Council Member

6.     Approve to determine that JSC VTB Bank Statutory          Mgmt          For                            For
       Audit Commission consists of 5 Members

7.     Elect Messrs. Bogomolova Tatiana Alexandrovna,            Mgmt          For                            For
       Logunova Natalia Alexandrovna, Lukov Vladimir
       Valentinovich, Sabantsev Zakhar Borisovich,
       Skripichnikov Dmitry Valerievich to JSC VTB
       Bank Statutory Audit Commission

8.     Approve CJSC Ernst & Young Vneshaudit as the              Mgmt          For                            For
       Auditor of JSC VTB Bank RAS annual financial
       statements in 2009

9.     Approve the ceiling amounts of interested party           Mgmt          For                            For
       transactions to be entered into by JSC VTB
       Bank during its standard commercial business
       according to the list of transactions determined
       by JSC VTB Bank Supervisory Council in the
       package of materials provided to the shareholders
       in the course of preparation for JSC VTB Bank
       AGM [see Minutes 4 of JSC VTB Bank Supervisory
       Council Meeting of 13 MAY 2009]

10.    Approve the new edition of JSC VTB Bank Charter           Mgmt          For                            For
       and authorize JSC VTB Bank President and Chairman
       of the Management Board Andrei L. Kostin to
       sign the new edition of VTB Bank Charter and
       petition to the Bank of Russia on the approval
       of the new edition of JSC VTB Bank Charter

11.    Approve the increase in JSC VTB Bank charter              Mgmt          For                            For
       capital by placing additional registered ordinary
       shares of JSC VTB Bank under the following
       terms and conditions: the number of registered
       ordinary shares of JSC VTB Bank for placement
       is 9,000,000,000,000; face value of additionally
       placed registered ordinary shares of JSC VTB
       Bank is RUB 0.01 per share; the form of additionally
       issued registered ordinary shares issue is
       non-documentary; additional placement of registered
       ordinary shares is executed by means of a public
       offering; procedure for determination of the
       offer price of additionally issued registered
       ordinary shares of JSC VTB Bank [particularly
       for entities possessing preemption rights for
       JSC VTB Bank registered ordinary shares]: offer
       price of additional registered ordinary shares
       of JSC VTB Bank [particularly for entities
       possessing preemption rights for JSC VTB Bank
       registered ordinary shares] is determined by
       the Supervisory Council of JSC VTB Bank after
       the expiry of validity of preemptive rights;
       offer price for additional registered ordinary
       shares of JSC VTB Bank for entities possessing
       preemptive right for their purchase does not
       differ from the offer price for other entities;
       the form of payment for additionally issued
       registered ordinary shares is monetary assets
       in the national currency of Russian Federation

12.    Approve to pay out the specified remuneration             Mgmt          For                            For
       to the Independent Members of JSC VTB Bank
       Supervisory Council: to Matthias Warnig in
       the amount equivalent to USD 80,000 for performing
       the functions of an Independent Member of JSC
       VTB Bank Supervisory Council, USD 30,000 for
       performing the functions of Chair of JSC VTB
       Bank Supervisory Council Audit Committee; to
       Nikolay Kropachev in the amount equivalent
       to USD 80,000 for performing the functions
       of an Independent Member of JSC VTB Bank Supervisory
       Council; reimburse for all expenses of Independent
       Supervisory Council Members related to performing
       their functions, namely: accommodation, transport
       costs [including VIP airport services], other
       taxes and charges of air and/or rail transport
       services




--------------------------------------------------------------------------------------------------------------------------
 JSE LIMITED, JOHANNESBURG                                                                   Agenda Number:  701876166
--------------------------------------------------------------------------------------------------------------------------
        Security:  S4254A102
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  ZAE000079711
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.     Re-elect Mr. A. Botha as a Director                       Mgmt          For                            For

3.     Re-elect Mr. A. Mazwai as a Director                      Mgmt          For                            For

4.     Re-elect Ms. G. Serobe as a Director                      Mgmt          For                            For

5.     Re-elect Mr. N. Payne as a Director                       Mgmt          For                            For

6.     Re-elect Ms. W. Luhabe as a Director                      Mgmt          For                            For

7.     Elect Mr. Z. Combi as a Director                          Mgmt          For                            For

8.     Re-appoint KPMG Inc as the Auditors and elect             Mgmt          For                            For
       Mr. Vanessa Yuill as the Designated Auditor

9.     Approve to declare a final dividend of 192 cents          Mgmt          For                            For
       per share

10.    Approve the annual retainer fee of the Directors          Mgmt          For                            For
       be increased by 10%

11.    Approve the meeting fee of Directors be increased         Mgmt          For                            For
       by 10%

12.    Approve the placement of the unissued shares              Mgmt          For                            For
       under the control of the Directors

13.    Grant authority to make general payments to               Mgmt          For                            For
       the shareholders

14.    Amend the Rules of the Black Shareholder Retention        Mgmt          For                            For
       Scheme

S.15   Grant authority to the Directors to facilitate            Mgmt          For                            For
       the general repurchase by the Company

S.16   Amend the Article 24.1 of the Articles of Association     Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TYPE OF RESOLUTION. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 JSFC SISTEMA                                                                                Agenda Number:  701800345
--------------------------------------------------------------------------------------------------------------------------
        Security:  48122U204
    Meeting Type:  EGM
    Meeting Date:  16-Feb-2009
          Ticker:
            ISIN:  US48122U2042
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Amend the Regulation on the Board of Directors            Mgmt          For                            For
       of Sistema JSFC to include further commitments
       by Sistema JSFC to indemnify the Members of
       the Board of Directors of Sistema JSFC for
       their potential legal and other expenses or
       losses

2.     Amend the Regulation on compensation and reimbursement    Mgmt          For                            For
       of the Members of the Board of Directors of
       Sistema JSFC to include further commitments
       by Sistema JSFC to indemnify the Members of
       the Board of Directors of Sistema JSFC for
       their potential legal and other expenses or
       losses

3.     Amend the Regulation on the Executive Board               Mgmt          For                            For
       of Sistema JSFC to include further commitments
       by Sistema JSFC to indemnify the Members of
       the Executive Board of Sistema JSFC for their
       potential legal and other expenses or losses

4.     Approve the transactions, in the conclusion               Mgmt          For                            For
       of which there is an interest on the part of
       a Member of the Management Board of Sistema,
       JSFC, Mr. Muratov, D. G.: a contract of guarantee
       with respect to the obligations of Sitronics
       OAO, to be made with Vnesheconombank with the
       amount of the principal at USD 230,000,000.00
       and a pledge of 5,728,252,000 ordinary shares
       of Sitronics, OAO

5.     Amend Clause 1.7 of the Charter of the Company            Mgmt          For                            For
       in connection with a change in the location
       of the permanent management organ of Sistema,
       JSFC




--------------------------------------------------------------------------------------------------------------------------
 JSFC SISTEMA JSC                                                                            Agenda Number:  701794352
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0020N117
    Meeting Type:  EGM
    Meeting Date:  16-Feb-2009
          Ticker:
            ISIN:  RU000A0DQZE3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the introduction of amendments into               Mgmt          For                            For
       provision on the Board of Directors

2.     Approve the introduction of amendments into               Mgmt          For                            For
       provision on the remuneration and compensation
       to be paid to the members of the Board of Directors

3.     Approve the introduction of amendments into               Mgmt          For                            For
       provision on the Management Board of the Company

4.     Approve the series of transactions with an interest       Mgmt          For                            For

5.     Amend the point 1.7 of the Company's Charter              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 K T & G CORP                                                                                Agenda Number:  701813708
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49904108
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7033780008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the change of Articles of Incorporation           Mgmt          For                            For

3.     Elect the External Director                               Mgmt          For                            For

4.     Elect the External Director who is Audit Committee        Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KANGWON LAND INC, CHONGSON                                                                  Agenda Number:  701846719
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4581L105
    Meeting Type:  AGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  KR7035250000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 539138 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the appropriation of income and dividend          Mgmt          For                            For
       of KRW 720 per share

2.     Amend the Articles of Incorporation regarding             Mgmt          For                            For
       business objectives, Sub-Committees and other
       legislative changes

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.

3.1    Elect Mr. Nah Seung-Yeol as President                     Mgmt          For                            For

3.2    Elect Mr. Lee Seong-bok as President                      Mgmt          For                            For

3.3    Elect Mr. Jeon In-Baek as President                       Mgmt          For                            For

3.4    Elect Mr. Choi Yeong as President                         Mgmt          For                            For

3.5    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: elect 3 inside Directors nominated
       by largest shareholder, 1 inside Director nominated
       by second largest shareholder, 1 inside Director
       nominated by Jungseon County Governor, and
       1 inside Director nominated by Taebaek City
       Mayor

4.     Approve the total remuneration of the Inside              Mgmt          For                            For
       Directors and the Outside Directors




--------------------------------------------------------------------------------------------------------------------------
 KARDEMIR KARABUK DEMIR CELIK SANAYI VE TICARET A.S.                                         Agenda Number:  701650081
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8765T100
    Meeting Type:  EGM
    Meeting Date:  08-Aug-2008
          Ticker:
            ISIN:  TRAKRDMR91G7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and election of the Chairmanship                  Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the assembly

3.     Elect the members of the Board of Directors               Mgmt          No Action

4.     Grant authority to Board of Directors to participate      Mgmt          No Action
       activities indicated in the Articles 334 and
       335 of the Turkish Trade Code

5.     Wishes and suggestions                                    Non-Voting    No Action

6.     Closings                                                  Mgmt          No Action

       PLEASE NOTE THAT THE MEETING HELD ON 11 JUL               Non-Voting    No Action
       2008 HAS BEEN POSTPONED DUE TO INADEQUACY OF
       A QUORUM AND THAT THE SECOND CONVOCATION WILL
       BE HELD ON 08 AUG 2008. IF YOU HAVE ALREADY
       SENT YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 KARDEMIR KARABUK DEMIR CELIK SANAYI VE TICARET A.S.                                         Agenda Number:  701870556
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8765T100
    Meeting Type:  AGM
    Meeting Date:  08-May-2009
          Ticker:
            ISIN:  TRAKRDMR91G7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU

1.     Opening speech of the Chairman                            Mgmt          No Action

2.     Approve to form the Presidency Board                      Mgmt          No Action

3.     Authorize the Board of Presidency to sign the             Mgmt          No Action
       minutes of the meeting

4.     Approve the Board of Directors and the Auditors           Mgmt          No Action
       reports

5.     Approve the financial statements and the Independent      Mgmt          No Action
       Audit report

6.     Approve the Board of Directors Proposal regarding         Mgmt          No Action
       the dividend distribution

7.     Approve to inform about the dividend distribution         Mgmt          No Action
       policy

8.     Approve to inform about the donations                     Mgmt          No Action

9.     Approve to release the Board Members and the              Mgmt          No Action
       Auditors

10.    Approve to permit the Board Members according             Mgmt          No Action
       to the items 334 and 335 of the Turkish Commercial
       Code

11.    Approve to determine the wages of the Board               Mgmt          No Action
       of Members and the Auditors

12.    Approve the Independent Audit Firm                        Mgmt          No Action

13.    Approve to inform about the transactions with             Mgmt          No Action
       the related parties

14.    Wishes and regards                                        Mgmt          No Action

15.    Closing                                                   Mgmt          No Action

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No Action
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 KASIKORNBANK PUBLIC COMPANY LIMITED                                                         Agenda Number:  701825931
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4591R118
    Meeting Type:  AGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  TH0016010017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the general meeting of               Mgmt          For                            For
       shareholders No. 96

2.     Acknowledge the Board of Directors' report on             Mgmt          For                            For
       the year 2008 operations

3.     Approve the balance sheet and the statement               Mgmt          For                            For
       of income for the YE 31 DEC 2008

4.     Approve the appropriation of profit from 2008             Mgmt          For                            For
       operating results and dividend payment

5.     Amend the resolution of AGM of shareholders               Mgmt          For                            For
       No. 93, held on 08 APR 2005, regarding the
       issuance and sale of debentures of the bank

6.     Approve the acquiring shares of Muangthai Fortis          Mgmt          For                            For
       Holding Company Limited and the connected transaction

7.     Amend the Article 7 BIS regarding transfer of             Mgmt          For                            For
       shares and Article 34 regarding additional
       provisions of the bank's Articles of Association

8.1    Elect Mr. Somchai Bulsook as a Director, to               Mgmt          For                            For
       replace those retiring by rotation

8.2    Elect Ms. Sujitpan Lamsam as a Director, to               Mgmt          For                            For
       replace those retiring by rotation

8.3    Elect Professor Emeritus Khunying Suchada Kiranandana     Mgmt          For                            For
       as a Director, to replace those retiring by
       rotation

8.4    Elect Dr. Abhijai Chandrasen as a Director,               Mgmt          For                            For
       to replace those retiring by rotation

8.5    Elect Mr. Hiroshi Ota as a Director, to replace           Mgmt          For                            For
       those retiring by rotation

9.     Appoint Mr. Sobson Ketsuwan as a new Director             Mgmt          For                            For

10.    Approve the remuneration of the Directors                 Mgmt          For                            For

11.    Appoint the Auditor and approve to fix the remuneration   Mgmt          For                            For
       of the Auditor

12.    Other businesses [if any]                                 Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 KB FINANCIAL GROUP INC                                                                      Agenda Number:  933010768
--------------------------------------------------------------------------------------------------------------------------
        Security:  48241A105
    Meeting Type:  Annual
    Meeting Date:  27-Mar-2009
          Ticker:  KB
            ISIN:  US48241A1051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF NON-CONSOLIDATED FINANCIAL STATEMENTS         Mgmt          For                            For
       (BALANCE SHEET, INCOME STATEMENT AND STATEMENT
       OF APPROPRIATION OF RETAINED EARNINGS) FOR
       THE FISCAL YEAR 2008, AS SET FORTH IN THE COMPANY'S
       NOTICE OF MEETING ENCLOSED HEREWITH.

02     AMENDMENT OF THE ARTICLES OF INCORPORATION,               Mgmt          For                            For
       AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING
       ENCLOSED HEREWITH.

03     APPOINTMENT OF NON-EXECUTIVE DIRECTOR(S), AS              Mgmt          For                            For
       SET FORTH IN THE COMPANY'S NOTICE OF MEETING
       ENCLOSED HEREWITH.

04     APPOINTMENT OF CANDIDATE(S) FOR THE MEMBERS               Mgmt          For                            For
       OF THE AUDIT COMMITTEE, WHO ARE NON-EXECUTIVE
       DIRECTORS, AS SET FORTH IN THE COMAPNY'S NOTICE
       OF MEETING ENCLOSED HEREWITH.

05     APPROVAL OF THE AGGREGATE REMUNERATION LIMIT              Mgmt          For                            For
       FOR DIRECTORS, AS SET FORTH IN THE COMPANY'S
       NOTICE OF MEETING ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 KB FINANCIAL GROUP INC                                                                      Agenda Number:  701813710
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y46007103
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7105560007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the External Directors                              Mgmt          For                            For

4.     Elect the External Directors who is Audit Committee       Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KCC CORP                                                                                    Agenda Number:  701813164
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y45945105
    Meeting Type:  AGM
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  KR7002380004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect 2 Executive Directors and 3 Outside Directors       Mgmt          For                            For

4.     Elect 2 Members Auditors Committee                        Mgmt          For                            For

5.     Approve the limit of remuneration for Directors           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KENCANA PETROLEUM BERHAD                                                                    Agenda Number:  701772635
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4599R102
    Meeting Type:  AGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  MYL5122OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 JUL 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Approve the payment of first and final single-tier        Mgmt          For                            For
       exempt dividend of 5% per ordinary share of
       MYR 0.10 each for the FYE 31 JUL 2008

3.     Re-elect Mr. Cher Lee Kiat as a Director, who             Mgmt          For                            For
       retire pursuant to Article 94 of the Company's
       Articles of Association

4.     Re-elect Mr. Azmi Bin Ismail as a Director,               Mgmt          For                            For
       who retire pursuant to Article 94 of the Company's
       Articles of Association

5.     Re-elect Mr. Tan Sri Nik Mohamed Bin Nik Yaacob           Mgmt          For                            For
       as a Director, who retire pursuant to Article
       100 of the Company's Articles of Association

6.     Re-elect Mr. Syed Zaid Bin Syed Jaffar Albar              Mgmt          For                            For
       as a Director, who retire pursuant to Article
       100 of the Company's Articles of Association

7.     Approve the payment of Directors' fees amounting          Mgmt          For                            For
       to MYR 96,000 in respect of the FYE 31 JUL
       2008

8.     Re-appoint Messrs. KPMG as the Auditors of the            Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

9.     Authorize the Directors, subject to the Companies         Mgmt          For                            For
       Act, 1956, the Articles of Association of the
       Company and the relevant governmental/regulatory
       authorities, where such approval is necessary,
       pursuant to Section 132D of the Companies Act,
       1965, to issue and allot shares in the Company,
       from time to time and upon such terms and conditions
       and for such purposes the Directors may deem
       fit and expedient in the interest of the Company,
       provided that the aggregate number of shares
       issued pursuant to this resolution does not
       exceed 10% of the issued and paid-up capital
       of the Company for the time being; [Authority
       expires until the conclusion of the next AGM
       of the Company]

       To transact any other business                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KENYA AIRWAYS LTD                                                                           Agenda Number:  701692750
--------------------------------------------------------------------------------------------------------------------------
        Security:  V5336U103
    Meeting Type:  AGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  KE0000000307
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to table the proxies and note the quorum          Mgmt          For                            For

2.     Approve to read the notice convening the meeting          Mgmt          For                            For

3.     Receive and if approved, adopt the balance sheet          Mgmt          For                            For

4.     Declare a final dividend of KES 1.75 per share            Mgmt          For                            For

5.     Elect the Directors                                       Mgmt          For                            For

6.     Approve the Directors remuneration                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KENYA COMMERCIAL BANK, KENYA                                                                Agenda Number:  701921062
--------------------------------------------------------------------------------------------------------------------------
        Security:  V5337U128
    Meeting Type:  AGM
    Meeting Date:  08-May-2009
          Ticker:
            ISIN:  KE0000000315
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the notice convening the meeting and              Mgmt          For                            For
       determine if a quorum is present

2.A    Receive the Auditors' report and the consolidated         Mgmt          For                            For
       financial statements for the YE 31 DEC 2008

2.B    Receive the report of the Directors and consolidated      Mgmt          For                            For
       financial statements for the YE 31 DEC 2008
       together with the Auditors' report thereon

2.C    Approve to declare a dividend and closure of              Mgmt          For                            For
       the registers of members on 12 MAY 2009

2.D.1  Acknowledge that in accordance with Article               Mgmt          For                            For
       94 of the Company's Articles of Association,
       Mrs. Susan Outa Mudhune, retires from the Board
       having completed 8 years of service in the
       Board

3.D.2  Re-elect Mr. Sunil Narshi Shah as Director of             Mgmt          For                            For
       the Company, who retire by rotation, in accordance
       with Article 94 of the Company's Articles of
       Association

3.D.3  Re-elect Mrs. Catherine Ngima Kimura as Director          Mgmt          For                            For
       of the Company, who retire by rotation, in
       accordance with Article 94 of the Company's
       Articles of Association

2.E    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Directors

2.F    Re-appoint Messrs. Ernst & Young, Certified               Mgmt          For                            For
       Public Accountants, as the Auditors of the
       Company until the conclusion of the next AGM

2.G    Authorize the Directors to fix the remuneration           Mgmt          For                            For
       of the Auditors

3.A    Authorize the Directors, subject to initiate              Mgmt          For                            For
       cross listing of the Banks' shares in the Rwanda
       Over The Counter Market, and to do and effect
       all acts and things required to give effect
       to this resolution, in such manner as they
       think fit subject to the requirements of the
       Rwanda Over The Counter Market and other provisions
       of the Law

3.B    Approve the operations of Savings & Loan Kenya            Mgmt          For                            For
       Limited be merged into those of Kenya Commercial
       Bank Limited in accordance with the recommendations
       of the respective Directors

3.c.i  Amend the Article 131 of the Articles of Association      Mgmt          For                            For
       as specified

3.cii  Amend the Article 133 of the Articles of Association      Mgmt          For                            For
       as specified

4.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KENYA ELECTRICITY GENERATING COMPANY, KENYA                                                 Agenda Number:  701785365
--------------------------------------------------------------------------------------------------------------------------
        Security:  V5010D104
    Meeting Type:  AGM
    Meeting Date:  18-Dec-2008
          Ticker:
            ISIN:  KE0000000547
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to table the proxies and note the presence        Mgmt          For                            For
       of a quorum

2.     Approve to read the notice convening the meeting          Mgmt          For                            For

3.     Approve and adopt the Company's financial reports         Mgmt          For                            For

4.     Approve the payment of the final dividend                 Mgmt          For                            For

5.     Elect the Directors                                       Mgmt          For                            For

6.     Approve the Directors' remuneration                       Mgmt          For                            For

7.     Approve the Auditors                                      Mgmt          For                            For

8.     Authorize the Directors to fix the remuneration           Mgmt          For                            For
       of the Auditors

9.     Special business                                          Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KENYA OIL CO                                                                                Agenda Number:  701937293
--------------------------------------------------------------------------------------------------------------------------
        Security:  V5341Y116
    Meeting Type:  AGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  KE0000000323
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the proxies and note the presence of              Mgmt          For                            For
       a quorum

2.     Approve the notice convening the meeting                  Mgmt          For                            For

3.     Receive the audited financial statements for              Mgmt          For                            For
       the 15 months financial period ended 31 DEC
       2008 together with the reports of the Managing
       Director and Acting Chairman, the Directors
       and the Auditors thereon

4.a    Approve the first, second, third and fourth               Mgmt          For                            For
       interim dividends of KSHS 1.50, KSHS 0.30,
       KSHS 1.25 and KSHS 2.50 respectively per ordinary
       share for the 15 months financial period ended
       31 DEC 2008

4.b    Approve the final dividend of KSHS 3.50 per               Mgmt          For                            For
       share for the 15 months period ended 31 DEC
       2008 payable on or about Wednesday 10 JUN 2009,
       to the shareholders on the register of the
       Members from the close of business days on
       25 MAY 2009 and approve the closure of register
       of Members from the close of business on Monday
       25 MAY 2009 [both days inclusive] for the purpose
       of processing the dividend

5.     Approve the Directors remuneration for the 15             Mgmt          For                            For
       months period ended 31 DEC 2008

6.a.i  Re-elect Mr. P.N.V. Jakobsson as a Director,              Mgmt          For                            For
       who retires by rotation in accordance with
       the Company's Articles of Association and the
       Capital Markets Authority Guidelines on the
       Corporate Governance Practices by Public Listed
       Companies in Kenya

6.aii  Re-elect Mr. C. Field Marsham as a Director,              Mgmt          For                            For
       who retires by rotation in accordance with
       the Company's Articles of Association and the
       Capital Markets Authority Guidelines on the
       Corporate Governance Practices by Public Listed
       Companies in Kenya

6.b    Re-elect Mr. J.G. Mathenge as a Director, who             Mgmt          For                            For
       retires in accordance with Article 101 of the
       Company's Articles of Association

7.     Approve Messrs. PricewaterhouseCoopers continue           Mgmt          For                            For
       in Office as the Auditors by virtue of Section
       159(2) of the Companies Act [Chapter 486] and
       authorize the Directors to fix their remuneration

8.     Approve 125,000 ordinary shares from the unissued         Mgmt          For                            For
       share capital of the Company be allotted to
       the Non-Executive Directors in lieu of the
       Directors annual fees subject to obtaining
       the necessary from all the relevant authorities




--------------------------------------------------------------------------------------------------------------------------
 KENYA POWER & LIGHTING CO LTD                                                               Agenda Number:  701768030
--------------------------------------------------------------------------------------------------------------------------
        Security:  V53439101
    Meeting Type:  AGM
    Meeting Date:  28-Nov-2008
          Ticker:
            ISIN:  KE0000000349
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to read the notice convening the Meeting          Mgmt          For                            For
       and note the presence of a quorum

2.     Receive the Company's audited financial statements        Mgmt          For                            For
       for the YE 30 JUN 2008, together with the Chairman's,
       Directors' and the Auditors' reports thereon

3.     Approve the payment of a second and final dividend        Mgmt          For                            For
       of SHS 3 [or 15%] per ordinary share of SHS
       20, subject to withholding tax where applicable,
       in respect of the YE 30 JUN 2008 and ratify
       the interim dividend of SHS 1 per ordinary
       share already paid for the period

4.I    Re-elect Mr. Joseph K. Kinyua as a Director,              Mgmt          For                            For
       who retires by rotation in accordance with
       Article 120 of the Memorandum and Articles
       of Association of the Company

4.II   Re-elect Mr. Eliazar O. Ochola as a Director,             Mgmt          For                            For
       who retires by rotation in accordance with
       Article 120 of the Memorandum and Articles
       of Association of the Company

4.III  Re-elect Mr. Esau K. Kioni as a Director, who             Mgmt          For                            For
       retires by rotation in accordance with Article
       120 of the Memorandum and Articles of Association
       of the Company

5.     Approve the payment of fees to the Non-executive          Mgmt          For                            For
       Directors for the YE 30 JUN 2008 within the
       limits set by the Government of SHS 360,000
       per Director, and pro rata for any part thereof

6.     Approve the note that the audit of the Company's          Mgmt          For                            For
       books of accounts will continue to be undertaken
       by the Controller and Auditor-General or an
       audit firm appointed in accordance with Section
       11 of the State Corporations Act [as amended
       by the Miscellaneous Law Amendment Act, 2002],
       and Sections 14 and 39 (i) of the Public Audit
       Act, 2003

7.     Authorize the Directors to fix the Auditors'              Mgmt          For                            For
       remuneration




--------------------------------------------------------------------------------------------------------------------------
 KGHM POLSKA MIEDZ S A                                                                       Agenda Number:  701954035
--------------------------------------------------------------------------------------------------------------------------
        Security:  X45213109
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  PLKGHM000017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the Meeting's Chairman                            Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the Management's report on Company's              Mgmt          No Action
       activity in 2008 and the financial statement
       for 2008

6.     Approve the Management proposal on profit for             Mgmt          No Action
       2008 distribution

7.     Approve the Supervisory Board report on its               Mgmt          No Action
       evaluation on Management Board's reports and
       the financial statement

8.A    Approve the Supervisory Board of assessment               Mgmt          No Action
       of the Company standing

8.B    Approve the report on activities of the Supervisory       Mgmt          No Action
       Board

9.A    Approve the report of the Management Board on             Mgmt          No Action
       the Company's activities in 2008

9.B    Approve the financial statement for 2008                  Mgmt          No Action

9.C    Approve the profit distribution for 2008                  Mgmt          No Action

10.A   Adopt the resolution on the duties' fulfilling            Mgmt          No Action
       by the Management

10.B   Adopt the resolution on the duties' fulfilling            Mgmt          No Action
       by the Supervisory Board

11.    Approve the Management report on activity of              Mgmt          No Action
       the Company's capital group and the consolidated
       financial statement for 2009

12.    Approve the Supervisory Board evaluation on               Mgmt          No Action
       examination of the consolidated financial statement
       of capital group

13.A   Adopt the resolution on the Management's report           Mgmt          No Action
       on activity of the capital group in 2008

13.B   Adopt the resolution on the consolidated financial        Mgmt          No Action
       statement of the capital group for 2008

14.    Adopt the resolution on changes in the Company's          Mgmt          No Action
       Statute text

15.    Closure of the Meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KGHM POLSKA MIEDZ S.A., LUBLIN                                                              Agenda Number:  701984608
--------------------------------------------------------------------------------------------------------------------------
        Security:  48245W202
    Meeting Type:  OGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  US48245W2026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Elect the Chairman of the ordinary general shareholders   Mgmt          No Action
       meeting

2.     Approve the acceptance of the agenda of the               Mgmt          No Action
       ordinary general shareholders meeting

3.     Approve the report of the Management Board on             Mgmt          No Action
       the activities and financial statements of
       KGHM Polska Miedz SA for the FY 2008

4.     Approve the financial statements of the Company           Mgmt          No Action
       for the FY 2008

5.     Approve the distribution of the Company profit            Mgmt          No Action
       for the FY 2008

6.     Approve the performance of duties of the Members          Mgmt          No Action
       of the Management Board in the FY 2008

7.     Approve the performance of duties of the Members          Mgmt          No Action
       of the Supervisory Board in the FY 2008

8.     Approve the report of the Management Board of             Mgmt          No Action
       the parent entity on the activities of the
       KGHM Polska Miedz S.A. Group in the FY 2008

9.     Approve the consolidated financial statements             Mgmt          No Action
       of the KGHM Polska Miedz S.A. Group for the
       FY 2008

10.    Approve the changes in the statutes of KGHM               Mgmt          No Action
       Polska Miedz Spolka Akcyjna with its registered
       head office in Lubin




--------------------------------------------------------------------------------------------------------------------------
 KGI SECURITIES CO LTD                                                                       Agenda Number:  701974835
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y47572139
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0006008006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business report and financial statements         Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The declaration of 2008 internal control                  Non-Voting    No vote

A.4    The procedure of transferring buyback treasury            Non-Voting    No vote
       stock to employees

A.5    The status of buyback treasury stock                      Non-Voting    No vote

A.6    The reinvestment of KGI Limited via capital               Non-Voting    No vote
       increase from KGI International Holdings Limited

B.1    Approve the 2008 business report and financial            Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, cash dividend:      Mgmt          For                            For
       TWD 0.15 per shares

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedure of endorsement            Mgmt          For                            For
       and guarantee

B.5    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 KIA MOTORS CORP, SEOUL                                                                      Agenda Number:  701802806
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y47601102
    Meeting Type:  AGM
    Meeting Date:  06-Mar-2009
          Ticker:
            ISIN:  KR7000270009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Approve the limit of remuneration of the Directors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KIATNAKIN BANK PUBLIC COMPANY LTD, PATHUM WAN                                               Agenda Number:  701833700
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y47675114
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  TH0121010019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the AGM of 2008                    Mgmt          For                            For

2.     Acknowledge the bank's activities during 2008             Mgmt          For                            For

3.     Approve the financial statements for the YE               Mgmt          For                            For
       31 DEC 2008

4.     Approve the allocation of 2008 operating profits          Mgmt          For                            For
       and payment of dividend

5.     Elect the Directors in place of the Directors             Mgmt          For                            For
       retired by rotation

6.     Approve the remuneration for the Board of Directors       Mgmt          For                            For
       for 2009

7.     Appoint the Auditors and approve their remuneration       Mgmt          For                            For

8.     Approve the additional types of debentures issued         Mgmt          For                            For
       including secured or subordinated debentures
       and the offering

9.     Other matters [if any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 KIMBERLY-CLARK DE MEXICO SAB DE CV                                                          Agenda Number:  701814166
--------------------------------------------------------------------------------------------------------------------------
        Security:  P60694117
    Meeting Type:  MIX
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  MXP606941179
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

O.1    Presentation and, if relevant, approval of the            Non-Voting    No vote
       report from the Director General prepared in
       accordance with Article 172 of the general
       mercantile Companies law, accompanied by the
       opinion of the Outside Auditor, regarding the
       operations and results of the Company for the
       FY that ended on 31 DEC 2008, as well as the
       opinion of the Board of Directors regarding
       the content of said report, and the report
       from the Board of Directors that is referred
       to in Article 172, line B, of the general mercantile
       Companies law in which are contained the main
       accounting and information policies and criteria
       followed in the preparation of the Company's
       financial information presentation and the
       financial statements of the Company to 31 DEC
       2008, both individual and consolidate and the
       allocation of the results from the FY, and
       the annual report regarding the activities
       carried out by the Audit and Corporate practices
       Committee Resolutions in this regard

O.2    Presentation and, if relevant, approval of the            Non-Voting    No vote
       proposal from the Board of Directors to pay
       a cash dividend, coming from the balance of
       the net fiscal profit account in the amount
       of MXN 2.88 per share, to each one of the common,
       nominative shares in circulation, without a
       statement of par value, of the series A and
       B, as well as to each one of the shares in
       the special allocated T series, said dividend
       will be paid in 4 installments of MXN 0.72
       per share on 02 APR, 02 JUL, 08 OCT and 03
       DEC 2009, respectively [apparent typographical
       error in the original corrected in translation],
       Resolutions in this regard

O.3    Appointment and/or ratification, of the Members           Non-Voting    No vote
       of the Board of Directors, both full and alternate,
       as well as of the Chairperson of the Audit
       and Corporate practices Committee, classification
       regarding the Independence of the Members of
       the Board of Directors of the Company, in accordance
       for that which is established in Article 26
       of the securities Market Law, Resolutions in
       this regard

O.4    Remuneration for the Members of the Board of              Non-Voting    No vote
       Directors and of the various Committees, both
       full and alternate, Resolutions in this regard

E.5    Presentation and, if relevant, approval of the            Non-Voting    No vote
       report from the Board of Directors regarding
       the policies of the Company in regard to the
       acquisition of own shares and if relevant,
       placement of the same, proposal to cancel up
       to 25,218,100 common, nominative shares, without
       par value, from class I, representative of
       the fixed part of the share capital, coming
       from the share repurchase program that are
       being held in treasury by the Company, of which
       13,222,900 would correspond to series A and
       11,995,200 would correspond to series B and
       the maximum amount of funds that can be allocated
       for the purchase of own shares for the 2009
       FY and amend the Article 5 of the Corporate
       Bylaws of the Company, so as to reflect the
       corresponding decrease in the fixed part of
       the share capital

E.6    Designation of delegates who will formalize               Non-Voting    No vote
       and carry out the Resolutions passed by the
       AGM and EGM of shareholders




--------------------------------------------------------------------------------------------------------------------------
 KING YUAN ELECTRONICS CO LTD                                                                Agenda Number:  701856102
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4801V107
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002449006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports reviewed by Supervisors          Non-Voting    No vote

A.3    The status of 2008 endorsement and guarantee              Non-Voting    No vote

A.4    The status of buyback treasury stock                      Non-Voting    No vote

A.5    The status of splitting dram testing business             Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 0.1 per share; proposed
       stock dividend: 2.5 for 1,000 shares held

B.3    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.7    Approve the proposal of transferring the retained         Mgmt          For                            For
       earnings to capital

B.8    Elect 1 Director                                          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KING YUAN ELECTRONICS CO LTD                                                                Agenda Number:  701961650
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4801V107
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002449006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 546084 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    The status of buyback treasury stock                      Non-Voting    No vote

A.5    The status of splitting dram testing business             Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; the proposed        Mgmt          For                            For
       cash dividend: TWD 0.1 per share, proposed
       stock dividend: 2.5 for 1,000 shares held

B.3    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revision to the Articles of Incorporation      Mgmt          For                            For

B.7    Approve the proposal of transferring the retained         Mgmt          For                            For
       earnings to capital

B.8    Elect Mr. Yang Sian Cun [ID NO.: K120858646]              Mgmt          For                            For
       as an Independent Director

B.9    Extraordinary Motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 KINGBOARD CHEM HLDGS LTD                                                                    Agenda Number:  701912897
--------------------------------------------------------------------------------------------------------------------------
        Security:  G52562140
    Meeting Type:  AGM
    Meeting Date:  21-May-2009
          Ticker:
            ISIN:  KYG525621408
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Receive the audited financial statements and              Mgmt          For                            For
       the Directors' report and the Independent Auditor's
       report thereon for the YE 31 DEC 2008

2.     Declare a final dividend                                  Mgmt          For                            For

3.A    Re-elect Mr. Chan Wing Kwan as an Executive               Mgmt          For                            For
       Director of the Company

3.B    Re-elect Ms. Cheung Wai Lin, Stephanie as an              Mgmt          For                            For
       Executive Director of the Company

3.C    Re-elect Mr. Henry Tan as an Independent Non-executive    Mgmt          For                            For
       Director of the Company

3.D    Re-elect Mr. Lai Chung Wing, Robert as an Independent     Mgmt          For                            For
       Non-executive Director of the Company

3.E    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to fix the Directors' remuneration

4.     Re-appoint the Auditor and authorize the Board            Mgmt          For                            For
       of Directors to fix their remuneration

5.A    Authorize the Directors of the Company [Directors]        Mgmt          Against                        Against
       to allot, issue or otherwise deal with additional
       shares of the Company [Shares] or securities
       convertible into Shares, or options, warrants
       or similar rights to subscribe for any Shares,
       and to make or grant offers, agreements and
       options which might require the exercise of
       such power be and is hereby generally and unconditionally
       during and after the end  of the relevant period,
       not exceeding 20% of the aggregate nominal
       of the issued share capital of the Company
       otherwise than pursuant to: i) a Rights Issue;
       ii) the exercise of rights of subscription
       or conversion under the terms of any warrants
       issued by the Company or any securities which
       are convertible into Shares; iii) the exercise
       of any option scheme or similar arrangement;
       or iv) any scrip dividend or similar arrangement
       providing for the allotment of Shares in lieu
       of the whole or part of a dividend on Shares
       in accordance with the Articles of Association
       of the Company ; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is  required by
       any applicable laws or the Articles of Association
       of the Company to be held]

5.B    Authorize the Directors of the Company ["Directors"]      Mgmt          Against                        Against
       during the relevant period to repurchase shares
       of the Company ["Shares"] or securities convertible
       into Shares on The Stock Exchange of Hong Kong
       Limited ["Stock Exchange"] or on any other
       stock exchange on which the securities of the
       Company may be listed and recognized for this
       purpose by the Securities and Futures Commission
       of Hong Kong and the Stock Exchange under the
       Hong Kong Code on Share Repurchases and, subject
       to and in accordance with all applicable laws
       and regulations, the aggregate nominal amount
       of the securities which may be repurchased
       by the Company pursuant to paragraph (a) of
       this Resolution during the relevant period
       shall not exceed 10% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of the passing of this
       Resolution and the approval granted under paragraph
       (a) of this Resolution shall be limited accordingly;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is  required by any applicable
       laws or the Articles of Association of the
       Company to be held]

5.C    Approve, conditional upon the passing of Resolutions      Mgmt          Against                        Against
       5A and 5B, the general mandate granted to the
       Directors of the Company to allot, issue or
       otherwise deal with shares of the Company pursuant
       to Resolution 5A above be extended by the addition
       to the aggregate nominal amount of the shares
       of the Company of an amount representing the
       aggregate nominal amount of the share capital
       of the Company repurchased by the Company under
       the authority granted pursuant to Resolution
       5B above, provided that such amount shall not
       exceed 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       at the date of the passing of this Resolution

S.6    Amend the Articles 2, 7, 54(A), 60, 63, 64,               Mgmt          For                            For
       65, 66, 67, 68, 69, 70, 72, 78, 79, 145, 146,
       147, 148, 149, 150 and 151 of the Articles
       of Association of the Company, as specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 KINGBOARD CHEM HLDGS LTD CAYMAN IS                                                          Agenda Number:  701819786
--------------------------------------------------------------------------------------------------------------------------
        Security:  G52562140
    Meeting Type:  EGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  KYG525621408
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE "FOR" OR "AGAINST" ONLY FOR RESOLUTION
       1. THANK YOU.

1.     Approve that the existing Share Option Scheme             Mgmt          For                            For
       for Employees of the Company which was adopted
       on 02 JUL 2002 be terminated with effect from
       the conclusion of this Meeting; subject to
       the grant by The Stock Exchange of Hong Kong
       Limited of the listing of and permission to
       deal in the ordinary shares in the capital
       of the Company with a par value of HKD 0.1
       each to be issued and allotted by the Company
       under the share option scheme of the Company
       [the Scheme] [with such grant being limited
       to 10% of the issued share capital of the Company
       as at the date of adoption of the Scheme];
       and authorize the Board of Directors of the
       Company to grant options to subscribe shares
       in the Company and to issue and allot shares
       in the capital of Company pursuant to the exercise
       of the options so granted in accordance with
       the rules of the Scheme, and to administer
       the Scheme in accordance with its terms and
       take all necessary actions incidental thereto
       as they deem fit

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 KINGDOM MEIKLES AFRICA LTD                                                                  Agenda Number:  701726424
--------------------------------------------------------------------------------------------------------------------------
        Security:  V5498N111
    Meeting Type:  AGM
    Meeting Date:  23-Oct-2008
          Ticker:
            ISIN:  ZW0009012031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Appoint Messrs. Deloitte and Touche, Chartered            Mgmt          For                            For
       Accounts [Zimbabwe] and Ernst and Young, Chartered
       Accounts [Zimbabwe]

2.     Approve to remove Mr. Nigel Muranganwa Kudzai             Mgmt          For                            For
       Chanakira as a Director of the Company, with
       immediate effect

3.     Approve to remove Mr. Rugare Chidembo as a Director       Mgmt          For                            For
       of the Company, with immediate effect

4.     Approve to remove Mr. Callisto Mazorodze Jokonye          Mgmt          For                            For
       as a Director of the Company, with immediate
       effect

5.     Appoint Mr. Marilyn Jean Hugill as a Director             Mgmt          For                            For
       of the Company with immediate effect

6.     Appoint Mr. Ashvin Mancha as a Director of the            Mgmt          For                            For
       Company with immediate effect

7.     Appoint Mr. Jack Mitchell as a Director of the            Mgmt          For                            For
       Company with immediate effect

8.     Appoint Mr. Fiona Patricia Silcock as a Director          Mgmt          For                            For
       of the Company with immediate effect

9.     Appoint Mr. Cark Dennis Stein as a Director               Mgmt          For                            For
       of the Company with immediate effect

10.    Authorize the Company's Chairman to do all such           Mgmt          For                            For
       things and sign all such documents and take
       all such action as may be convenient or necessary
       to implement the resolutions passed at this
       EGM




--------------------------------------------------------------------------------------------------------------------------
 KINGDOM MEIKLES AFRICA LTD                                                                  Agenda Number:  701999027
--------------------------------------------------------------------------------------------------------------------------
        Security:  V5498N111
    Meeting Type:  EGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  ZW0009012031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Authorize the Directors of the Company to transfer        Mgmt          For                            For
       to KFHL at nominal value for cancellation 234,046,621
       Kingdom Financial Holdings Limited ordinary
       shares

O.2    Authorize the Directors of the Company, simultaneously    Mgmt          For                            For
       with the proposed listing of KFHL, to distribute
       by way of a dividend in specie to all Kingdom
       Meikles Limited shareholders all the 245,374,791
       issued shares of Kingdom Financial Holdings
       Limited remaining after the proposed transfer
       of 234,046,621 KFHL shares to KFHL for cancellation,
       using a distribution ratio of 1 Kingdom Financial
       Holdings Limited share for every 1 Kingdom
       Meikles Limited share held

O.3    Authorize the Directors of the Company, simultaneously    Mgmt          For                            For
       with the distribution of the proposed dividend
       in specie, to list all the issued shares of
       Kingdom Financial Holdings Limited on the ZSE
       by way of an introduction

S.1    Authorize the Directors of the Company to change          Mgmt          For                            For
       the name of the Company from Kingdom Meikles
       Limited to Meikles Limited




--------------------------------------------------------------------------------------------------------------------------
 KINSTEEL BHD                                                                                Agenda Number:  701948842
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4804M104
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  MYL5060OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the statutory financial statements for            Mgmt          For                            For
       the FYE 31 DEC 2008 together with the reports
       of the Directors and Auditors thereon

2.     Approve the payment of the Directors fees for             Mgmt          For                            For
       the FYE 31 DEC 2008

3.     Re-elect Mr. Dato' Lew Choon as a Director,               Mgmt          For                            For
       who retire pursuant to Article 83 of the Company's
       Articles of Association

4.     Re-elect Mr. Kamaruddin bin Koskani Abdul Hamid           Mgmt          For                            For
       as a Director, who retire pursuant to Article
       83 of the Company's Articles of Association

5.     Re-elect Mr. Dato' Pheng Chin Kiat as a Director,         Mgmt          For                            For
       who retire pursuant to Article 83 of the Company's
       Articles of Association

6.     Re-elect Mr. Shamsudin @ Samad bin Kassim as              Mgmt          For                            For
       a Director, who retire pursuant to Article
       83 of the Company's Articles of Association

7.     Re-elect Mr. Chong Hoi Sheong @ Chong Hoi Cheong          Mgmt          For                            For
       as a Director, who retire pursuant to Article
       83 of the Company's Articles of Association

8.     Approve the payment of a final dividend of 1.7            Mgmt          For                            For
       sen per ordinary share tax exempt for the YE
       31 DEC 2008

9.     Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

10.    Authorize the Directors, subject to the Companies         Mgmt          For                            For
       Act, 1965, the Articles of Association of the
       Company and the approvals from Bursa Malaysia
       Securities Berhad and other relevant government/regulatory authorities, where such approval is necessary,
       pursuant to Section 132D of the Companies Act,
       1965 to issue new ordinary shares of MYR 0.20
       each in the Company, from time to time and
       upon such terms and conditions and for such
       purposes and to such persons whomsoever the
       Directors may, in their absolute discretion
       deem fit and expedient in the interest of the
       Company, provided that the aggregate number
       of shares issued pursuant to this resolution
       does not exceed 10% of the issued and paid-up
       share capital for the time being of the Company
       [Authority shall continue in force until the
       conclusion of the next AGM of the Company]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KINSTEEL BHD                                                                                Agenda Number:  701962638
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4804M104
    Meeting Type:  EGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  MYL5060OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       subject to the Listing Requirements of Bursa
       Malaysia Securities Berhad [Bursa Securities],
       to enter into recurrent related party transactions
       of a revenue or trading nature with the related
       parties [Recurrent Related Party Transactions]
       as set out in Section 2.1.1 of the Circular
       to the Shareholders dated 19 MAY 2009 [the
       Circular], subject further to the following:
       (i) the Recurrent Related Party Transactions
       are entered into in the ordinary course of
       business on terms not more favorable to the
       related parties than those generally available
       to the public, and the Recurrent Related Party
       Transactions are undertaken on arms' length
       basis and are not to the detriment of the minority
       shareholders of the Company; (ii) the disclosure
       is made in the annual report of the breakdown
       of the aggregate value of the Recurrent Related
       Party Transactions conducted pursuant to the
       shareholders' mandate during the FY, amongst
       others, based on the following information:
       (a) the type of Recurrent Related Party Transactions
       made; and (b) the names of the related parties
       involved in each type of the Recurrent Related
       Party Transaction made and their relationship
       with the Company; [Authority expires at the
       conclusion of the next AGM of the Company following
       this general meeting at which this shareholders'
       mandate will lapse, unless by a resolution
       passed at the next AGM, such authority is renewed;
       (b) the expiration of the period within which
       the next AGM after the date is required to
       be held pursuant to Section 143(1) of the Companies
       Act, 1965 [Act] [but shall not extend to such
       extension as may be allowed pursuant to Section
       143(2) of the Act]]; authorize the Directors
       and/or any one of them to complete and do all
       such acts and things as they consider necessary
       or expedient in the best interest of the Company,
       including executing all such documents as may
       be required or necessary and with full powers
       to assent to any modifications, variations
       and/or amendments as the Directors in their
       discretion deem fit and expedient to give effect
       to the Recurrent Related Party Transactions
       contemplated and/or authorized by this Ordinary
       Resolution; the estimates given of the Recurrent
       Related Party Transactions specified in Section
       2.1.1 of the Circular being provisional in
       nature, to agree to the actual amount or amounts
       thereof provided always that such amount or
       amounts comply with the procedures set out
       in Section 2.1.3 of the Circular

2.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       always to compliance with the Companies Act,
       1965 [the Act], the Articles of Association
       of the Company, the Listing Requirements of
       Bursa Malaysia Securities Berhad [Bursa Securities]
       or any other regulatory authorities and all
       other applicable rules, regulations, guidelines
       or approval for the time being in force or
       as may be amended from time to time, to make
       purchases of ordinary shares of MYR 0.20 each
       in the Company's issued and paid-up ordinary
       share capital as may be determined by the Directors
       of the Company from time to time through Bursa
       Securities upon such terms and conditions as
       the Directors may deem fit, necessary and expedient
       in the interest of the Company, provided that:
       (i) the aggregate number of ordinary shares
       which may be purchased and/or held by the Company
       as treasury shares shall not exceed 10% of
       the total issued and paid-up ordinary share
       capital of the Company at any point in time
       of the said purchase(s); (ii) the maximum funds
       to be allocated by the Company for the purpose
       of purchasing its shares shall not exceed the
       total retained earnings and/or share premium
       of the Company at the time of the said purchase(s);
       [Authority expires at the conclusion of the
       next AGM of the Company following the general
       meeting at which such resolution was passed
       at which time it shall lapse unless by ordinary
       resolution passed at that meeting, the authority
       is renewed, either unconditionally or subject
       to conditions; (b) the expiration of the period
       within which the next AGM after that date is
       required by law to be held]; authorize the
       Directors of the Company, upon completion of
       the purchase by the Company of its own shares,
       to deal with the shares purchased in their
       absolute discretion in the following manner:
       (i) cancel all the shares so purchased; and/or
       (ii) retain the shares so purchased in treasury
       for distribution as dividend to the shareholders
       or resell on the market of Bursa Securities;
       and/or (iii) retain part thereof as treasury
       shares and cancel the remainder; and in any
       other manner as prescribed by the Act, rules
       and regulations made pursuant to the Act and
       the Listing Requirements of Bursa Securities
       and any other relevant authorities for the
       time being in force; and/or any one of them
       to complete and do all such acts and things
       as they may consider necessary or expedient
       in the best interest of the Company, including
       executing all such documents as may be required
       or necessary and with full powers to assent
       to any modifications, variations and/or amendments
       as the Directors in their discretion deem fit
       and expedient to give effect to the aforesaid
       purchase(s) contemplated and/or authorized
       by this Ordinary Resolution




--------------------------------------------------------------------------------------------------------------------------
 KINSUS INTERCONNECT TECHNOLOGY CORP                                                         Agenda Number:  701971752
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4804T109
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0003189007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 571292 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 2 per share

B.3    Approve the option of applying 5 years tax exemption      Mgmt          For                            For

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.5    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B61.1  Elect Hua Wei Investment Limited, Representive:           Mgmt          For                            For
       Mr. Dong Zih Sian [Shareholder No: 2] as a
       Director

B61.2  Elect Hua Yu Investment Limited, Representive:            Mgmt          For                            For
       Mr. Syu Shih Chang [Shareholder No:1] as a
       Director

B61.3  Elect Hua Yu Investment Limited, Representive:            Mgmt          For                            For
       Mr. Chen Jhen Lai [Shareholder No:1] as a Director

B61.4  Elect Jhong Hwa International Investment Corp,            Mgmt          For                            For
       Representive: Mr. Chang Jing Yi [Shareholder
       No:32053] as a Director

B61.5  Elect Mr. Kuo Ming Dong [Shareholder No: 9]               Mgmt          For                            For
       as a Director

B61.6  Elect Mr. Lu Jing [Shareholder No:11] as a Director       Mgmt          For                            For

B.6.2  Elect Hwa Syun Investment Limited, Representive:          Mgmt          For                            For
       Lin Chiu Tan [Shareholder No:3] as a Supervisor

B63.1  Elect Mr. Chen Jin Cai [ID No: F101003592] as             Mgmt          For                            For
       a Independent Director

B63.2  Elect Mr. Huang Chun Bao [ID No: K121100845]              Mgmt          For                            For
       as a Independent Director

B64.1  Elect Mr. Wu Siang Siang [ID No: A222036758]              Mgmt          For                            For
       as a Independent Supervisor

B64.2  Elect Mr. Cheng Chung Jen [ID No: J100515149]             Mgmt          For                            For
       as a Independent Supervisor

B.7    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.8    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 KIWOOM SECURITIES CO LTD, SEOUL                                                             Agenda Number:  701954631
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4801C109
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7039490008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

5.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For

6.     Approve the conditional delisting from kosdaq             Mgmt          For                            For

7.     Approve the stock option for staff                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KLABIN S A                                                                                  Agenda Number:  701864084
--------------------------------------------------------------------------------------------------------------------------
        Security:  P60933101
    Meeting Type:  AGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  BRKLBNACNPR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM 2 AND 4 ONLY. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     To receive the Administrators accounts and vote           Non-Voting    No vote
       on the Administrations report, the financial
       statements and the accounting statements accompanied
       by the Independent Auditors report and the
       finance committee, regarding the FYE on 31
       DEC 2008, well as the opinion of the Board
       of Directors

2.     Elect the Members of the Board of Directors               Mgmt          For                            For

3.     To set the Directors remuneration                         Non-Voting    No vote

4.     Elect the Members the finance committee, including        Mgmt          For                            For
       the representative of the holders of preferred
       shares, and to set remuneration

5.     Other matters to interest Company                         Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KLCC PROPERTY HOLDINGS BHD                                                                  Agenda Number:  701641246
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4804V104
    Meeting Type:  AGM
    Meeting Date:  08-Jul-2008
          Ticker:
            ISIN:  MYL5089OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Audited financial statements for              Mgmt          For                            For
       the FYE 31 MAR 2008 and the reports of the
       Directors and the Auditors thereon

2.     Approve the payment of a net dividend of 6.0              Mgmt          For                            For
       sen per share comprising 1.72 sen gross per
       share less tax of 25% and 4.71 sen dividend
       per share, tax exempt under the single tier
       system for the FYE 31 MAR 2008

3.     Re-elect Mr. Dato' Leong Ah Hin @ Leong Swee              Mgmt          For                            For
       Kong as a Director, who retires pursuant to
       the Company's Articles of Association

4.     Re-elect Mr. Pragasa Moorthi A/L Krishnasamy              Mgmt          For                            For
       as a Director, who retires pursuant to the
       Company's Articles of Association

5.     Re-elect Mr. Hashim Bin Wahir as a Director,              Mgmt          For                            For
       who retires pursuant to the Company's Articles
       of Association

6.     Re-appoint Mr. Tunku Tan Sri Dato' Seri Ahmad             Mgmt          For                            For
       Bin Tunku Yahaya as a Director of the Company,
       until the next AGM, who retires pursuant to
       Section 129 of the Companies Act, 1965

7.     Approve the payment of Directors' fees in respect         Mgmt          For                            For
       of the FYE 31 MAR 2008

8.     Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            For
       of the Company and authorize the Directors
       to fix the Auditors' remuneration

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KLCC PROPERTY HOLDINGS BHD                                                                  Agenda Number:  701993239
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4804V104
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  MYL5089OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statement for               Mgmt          For                            For
       the FYE 31 MAR 2009 and the reports of the
       Directors and the Auditors thereon

2.     Approve the payment of a final dividend of 5.5            Mgmt          For                            For
       sen per share, tax exempt under the single
       tier tax system amounting to MYR 51.37 million
       for the FYE 31 MAR 2009

3.     Re-elect Datuk Ishak Bin Imam Abas as a Director,         Mgmt          For                            For
       who retire pursuant to the Company's Articles
       of Association

4.     Re-elect Mr. Manharlal A/L Ratilal as a Director,         Mgmt          For                            For
       who retire pursuant to the Company's Articles
       of Association

5.     Re-elect Mr. Augustus Ralph Marshall as a Director,       Mgmt          For                            For
       who retire pursuant to the Company's Articles
       of Association

6.     Re-appoint Mr. Tunku Tan Sri Dato Seri Ahmad              Mgmt          For                            For
       Bin Tunku Yahaya as a Director of the Company,
       who retire pursuant to Section 129 of the Companies
       Act, 1965, to hold office until the next AGM

7.     Approve the payment of the Directors fees of              Mgmt          For                            For
       MYR 349,200.00 in respect of the FYE 31 MAR
       2009

8.     Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            For
       of the Company and authorize the Directors
       to fix the Auditors remuneration

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KOC HLDG                                                                                    Agenda Number:  701851126
--------------------------------------------------------------------------------------------------------------------------
        Security:  M63751107
    Meeting Type:  AGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  TRAKCHOL91Q8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Opening and forming the Presidency Board                  Mgmt          No Action

2.     Approve the reports of the Board of Directors,            Mgmt          No Action
       Auditors, Independent Auditor and financial
       statements pertaining to the year 2008

3.     Approve to absolve the Members of the Board               Mgmt          No Action
       of Directors and the Auditors for the Company
       activities in 2008

4.     Approve to inform the profit distribution policies        Mgmt          No Action
       regarding the corporate governance procedures

5.     Approve to discuss the proposal regarding the             Mgmt          No Action
       distribution of the dividend belonging to the
       year of 2008 and distribution date

6.     Amend the Items 19, 22 and 35 of the Articles             Mgmt          No Action
       of Association

7.     Re-elect the Board Members whose service periods          Mgmt          No Action
       have ended and approve to determine the number
       and service periods

8.     Re-elect the Audit Members whose service periods          Mgmt          No Action
       have ended and approve to determine the service
       periods

9.     Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Board Members and the Chairman and Auditors

10.    Approve the presentation of information to the            Mgmt          No Action
       shareholders about the donations and contributions
       to foundations

11.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

12.    Grant authority to the Chairmanship to sign               Mgmt          No Action
       the minutes of the meetings

13.    Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KOMERCNI BANKA A S                                                                          Agenda Number:  701901490
--------------------------------------------------------------------------------------------------------------------------
        Security:  X45471111
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CZ0008019106
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 548622 DUE TO ADDITIONAL OF RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Open of the meeting                                       Mgmt          No Action

2.1    Approve the meeting procedures                            Mgmt          No Action

2.2    Elect the meeting Chairman and other meeting              Mgmt          No Action
       officials

3.     Approve the Management Board report on Company's          Mgmt          No Action
       operations and state of assets in fiscal 2008

4.     Receive the financial statements, allocation              Mgmt          No Action
       of income proposal, and consolidated financial
       statements

5.     Receive the Supervisory Board report on financial         Mgmt          No Action
       statements, allocation of income proposal,
       consolidated financial statements, and results
       of Board's activities

6.     Approve the financial statements                          Mgmt          No Action

7.1    Approve the allocation of income and dividends            Mgmt          No Action
       of CZK 180 per share

7.2    Approve the transfer of dividends not paid out            Mgmt          No Action
       for more than 10 years from payment date to
       retained earnings

8.     Approve the accept consolidated financial statements      Mgmt          No Action

9.1    Re-elect Mr. Didier Alix as a Supervisory Board           Mgmt          No Action
       Member

9.2    Re-elect Mr. Severin Cabannes as a Supervisory            Mgmt          No Action
       Board Member

9.3    Re-elect Mr. Petr Laube as a Supervisory Board            Mgmt          No Action
       Member

9.4    Re-elect Mr. Jean-Louis Mattei as a Supervisory           Mgmt          No Action
       Board Member

9.5    Re-elect Mr. Christian Poirier as a Supervisory           Mgmt          No Action
       Board Member

10.    Approve the performance contracts with Supervisory        Mgmt          No Action
       Board Members

11.    Approve the remuneration of Members of Management         Mgmt          No Action
       Board

12.    Approve the Share Repurchase Program                      Mgmt          No Action

13.    Amend Articles of Association regarding establishment     Mgmt          No Action
       of Audit Committee internal Audit other changes

14.    Ratify the Deloitte Ltd. as the Auditor                   Mgmt          No Action

15.    Elect the Members of the Audit Committee                  Mgmt          No Action

16.    Approve the performance contracts with Members            Mgmt          No Action
       of Audit Committee

17.    Approve the remuneration of Members of the Audit          Mgmt          No Action
       Committee

18.    Close of the meeting                                      Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KONCAR-ELEKTROINDUSTRIJA D.D., ZAGREB                                                       Agenda Number:  701956320
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4547W105
    Meeting Type:  AGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  HRKOEIRA0009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 564197 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       05 JUN 2009 AT 10:00 HRS. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     AGM opening and identification of Shareholders            Mgmt          For                            For
       and their attorneys

2.     Receive the Management Board report on Company's          Mgmt          For                            For
       position in 2008

3.     Approve the Supervisory Board report on Conducted         Mgmt          For                            For
       supervision in 2008

4.     Approve the Information on basic financial reports        Mgmt          For                            For
       for 2008 for Koncarelektroindustriju D.D. and
       consolidated annual reports for Group Koncar
       for 2008 with the Auditor's report

5.     Approve the use of profit                                 Mgmt          For                            For

6.A    Approve to release the Management Board Members           Mgmt          For                            For
       for 2008

6.B    Approve to release the Supervisory Board Members          Mgmt          For                            For
       for 2008

7.     Appoint the Company's Auditor for 2009                    Mgmt          For                            For

8.     Approve the remuneration for the Supervisory              Mgmt          For                            For
       Board Members

9.     Approve to recall 1 Supervisory Board Member              Mgmt          For                            For
       and elect New Supervisory Board Member




--------------------------------------------------------------------------------------------------------------------------
 KOOKMIN BANK                                                                                Agenda Number:  932944829
--------------------------------------------------------------------------------------------------------------------------
        Security:  50049M109
    Meeting Type:  Special
    Meeting Date:  25-Aug-2008
          Ticker:  KB
            ISIN:  US50049M1099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE STOCK TRANSFER PLAN TO ESTABLISH          Mgmt          For                            For
       A FINANCIAL HOLDING COMPANY THROUGH A COMPREHENSIVE
       STOCK TRANSFER.

02     APPROVAL OF AN AMENDMENT IN THE SETTLEMENT METHOD         Mgmt          For                            For
       FOR KOOKMIN BANK'S OUTSTANDING STOCK OPTIONS.




--------------------------------------------------------------------------------------------------------------------------
 KOOKMIN BANK, SEOUL                                                                         Agenda Number:  701664977
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4822W100
    Meeting Type:  EGM
    Meeting Date:  25-Aug-2008
          Ticker:
            ISIN:  KR7060000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Stock Exchange Plan to establish              Mgmt          For                            For
       a holding Company

2.     Approve the amendment of Articles in the endowment        Mgmt          For                            For
       of stock option

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE TEXT OF RESOLUTIONS.  IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 KOOR INDUSTRIES LTD, ROSH HAAYIN                                                            Agenda Number:  701908191
--------------------------------------------------------------------------------------------------------------------------
        Security:  M6384K112
    Meeting Type:  SGM
    Meeting Date:  11-May-2009
          Ticker:
            ISIN:  IL0006490127
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL. THANK
       YOU.

1.     Approve the payment to IDB development Co. Ltd.,          Mgmt          For                            Split
       controlling shareholder of the Company, of
       management fees as participation in the cost
       of the employment by IDB development of Mr.Haim
       Gavrieli, Director and Officer of IDB development,
       and of Mr. Lior Hannes, officer of IDB development
       and Director of IDB Holding Co., in the amount
       of NIS 1.2 Million in respect of each of them
       (NIS 2.4 million total) in recognition of their
       special efforts which contributed greatly to
       the activity of the Company including the profits
       of the Company resulting from realizations
       of the investment of the Company in Credit
       Suisse




--------------------------------------------------------------------------------------------------------------------------
 KOOR INDUSTRIES LTD, ROSH HAAYIN                                                            Agenda Number:  702005566
--------------------------------------------------------------------------------------------------------------------------
        Security:  M6384K112
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2009
          Ticker:
            ISIN:  IL0006490127
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL. THANK
       YOU.

1.     Approve the financial statements and the Directors        Non-Voting    No vote
       report for the year 2008

2.1    Re-appoint Dr. Ayelet Ezer as an External Director        Mgmt          For                            Split
       for an additional statutory 3 year period

2.2    Re-appoint Mr. Shlomo Reizman as an External              Mgmt          For                            Split
       Director for an additional statutory 3 year
       period

3.     Re-appoint Accountant-Auditors and authorize              Mgmt          For                            Split
       the Board to fix their fees




--------------------------------------------------------------------------------------------------------------------------
 KOPEX S.A., KATOWICE                                                                        Agenda Number:  701678281
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4104C104
    Meeting Type:  EGM
    Meeting Date:  27-Aug-2008
          Ticker:
            ISIN:  PLKOPEX00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and elect the Chairman             Mgmt          No Action

2.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

3.     Approve the presentation of the agenda                    Mgmt          No Action

4.     Approve the consolidated financial statement              Mgmt          No Action
       for 2007 and the Management's report of capital
       group activity in 2007

5.     Adopt the Resolution on selling the set-up part           Mgmt          No Action
       of the Company

6.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KOPEX S.A., KATOWICE                                                                        Agenda Number:  701757772
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4104C104
    Meeting Type:  EGM
    Meeting Date:  11-Dec-2008
          Ticker:
            ISIN:  PLKOPEX00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and elect the Chairman             Mgmt          No Action

2.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

3.     Approve the agenda                                        Mgmt          No Action

4.     Approve the Buy Back Program in order to offer            Mgmt          No Action
       stocks to employees

5.     Authorize the Management Board to execute the             Mgmt          No Action
       Buy Back Program

6.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KOPEX S.A., KATOWICE                                                                        Agenda Number:  701784197
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4104C104
    Meeting Type:  EGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  PLKOPEX00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Opening of the meeting and elect the Chairman             Mgmt          No Action

2.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

3.     Approve the presentation of the agenda                    Mgmt          No Action

4.     Adopt the resolution on appointment of the Supervisory    Mgmt          No Action
       Board Member

5.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KOPEX S.A., KATOWICE                                                                        Agenda Number:  701992059
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4104C104
    Meeting Type:  OGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  PLKOPEX00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and elect the Chairman             Mgmt          No Action

2.     Approve the correctness of calling meeting and            Mgmt          No Action
       its ability to approve the resolutions

3.     Approve to review the agenda                              Mgmt          No Action

4.     Approve the Company activity report and financial         Mgmt          No Action
       statement and taking resolution on change in
       reserve capital

5.     Approve the consolidated financial statement              Mgmt          No Action

6.     Approve the profit distribution                           Mgmt          No Action

7.     Approve the resolution on granting Management             Mgmt          No Action
       Board and Supervisory Board duties execution

8.     Approve the changes in Company Statute and authorize      Mgmt          No Action
       the Management Board to increase the capital
       of the Company

9.     Approve the changes in Company Statute in range           Mgmt          No Action
       of the Company profile

10.    Approve the changes in regulations of the General         Mgmt          No Action
       Meeting and acceptance of the uniform text
       of the regulations

11.    Closing of the Meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KOREA ELEC PWR CORP                                                                         Agenda Number:  701826818
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48406105
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7015760002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the limit of remuneration for the Director        Mgmt          For                            For

3.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation




--------------------------------------------------------------------------------------------------------------------------
 KOREA ELECTRIC POWER CORP, SEOUL                                                            Agenda Number:  701677974
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48406105
    Meeting Type:  EGM
    Meeting Date:  20-Aug-2008
          Ticker:
            ISIN:  KR7015760002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 498284. DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ALTHOUGH THERE ARE 3 CANDIDATES          Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE IS ONLY 1
       VACANCIE AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED  AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 1 OF THE 3 DIRECTOR.
       THANK YOU.

1.1    Elect the CEO: Mr. Kim, Ssang-Su [current position:       Mgmt          No vote
       Adviser of LG Electrics]

1.2    Elect the CEO: Mr. Lim, Chang-Kun [previous               Mgmt          No vote
       position: CEO of Korea Electric Power Data
       Network]

1.3    Elect the CEO: Mr. Chung, Kyu-Suk [current position:      Mgmt          No vote
       Chair Professor of Dae-Gu Univ.]




--------------------------------------------------------------------------------------------------------------------------
 KOREA ELECTRIC POWER CORP, SEOUL                                                            Agenda Number:  701772027
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48406105
    Meeting Type:  EGM
    Meeting Date:  08-Dec-2008
          Ticker:
            ISIN:  KR7015760002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Elect the Executive Directors                             Mgmt          For                            For

2.     Elect the Audit Committee Members who is also             Mgmt          For                            For
       a Executive Director

3.     Elect the Audit Committee Members who is also             Mgmt          For                            For
       a Non-Executive Director

4.     Approve the limit of remuneration for Directors           Mgmt          For                            For

5.     Approve the limit of remuneration for Auditors            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KOREA ELECTRIC POWER CORP, SEOUL                                                            Agenda Number:  701802731
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48406105
    Meeting Type:  EGM
    Meeting Date:  12-Feb-2009
          Ticker:
            ISIN:  KR7015760002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Elect the Executive Directors                             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KOREA EXCHANGE BANK, SEOUL                                                                  Agenda Number:  701846303
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48585106
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  KR7004940003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Audit Committee Member as outside               Mgmt          For                            For
       Directors

4.     Approve the stock option for staff                        Mgmt          For                            For

5.     Approve the stock option for Staff                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KOREA GAS CORP                                                                              Agenda Number:  701834079
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48861101
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7036460004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Audit Committee Member                          Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KOREA GAS CORPORATION, SONGNAM                                                              Agenda Number:  701656336
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48861101
    Meeting Type:  EGM
    Meeting Date:  31-Jul-2008
          Ticker:
            ISIN:  KR7036460004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Chief Executive Officer                         Mgmt          For                            For

2.     Elect the Director                                        Mgmt          For                            For

3.     Elect the Auditor                                         Mgmt          For                            For

4.     Approve the Managerial Contract by the Chief              Mgmt          For                            For
       Executive Officer




--------------------------------------------------------------------------------------------------------------------------
 KOREA GAS CORPORATION, SONGNAM                                                              Agenda Number:  701692217
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48861101
    Meeting Type:  EGM
    Meeting Date:  29-Sep-2008
          Ticker:
            ISIN:  KR7036460004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 499374 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ALTHOUGH THERE ARE 3 CANDIDATES          Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE IS ONLY 1
       VACANCY AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 1 OF THE 3 DIRECTORS.
       THANK YOU.

1.1    Elect Mr. Jae-Woo Kim as a President of the               Mgmt          For                            For
       Company, major experience: Vice President of
       Samsung Eng N Const

1.2    Elect Mr. Seung-Woong Lee as a President of               Mgmt          No vote
       the Company, major experience: Representative
       Director of Samsung Corp

1.3    Elect Mr. Kang-Soo Joo as a President of the              Mgmt          No vote
       Company, major experience: Vice President of
       Hyundai Development




--------------------------------------------------------------------------------------------------------------------------
 KOREA INVESTMENT HOLDINGS CO LTD, SEOUL                                                     Agenda Number:  701954275
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4862P106
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7071050009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the disposition of loss and dividends             Mgmt          For                            For
       of KRW 100 per common share

3.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

4.     Elect the 4 Outside Directors                             Mgmt          For                            For

5.     Elect 3 Members of the Audit Committee                    Mgmt          For                            For

6.     Approve the limit of remuneration of Inside               Mgmt          For                            For
       Directors and Outside Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF DIVIDEND AMOUNT IN RESOLUTION 2. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 KOREA LINE CORP, SEOUL                                                                      Agenda Number:  701823773
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4925J105
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7005880000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Auditor Committee member                        Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KOREA ZINC CO LTD, SEOUL                                                                    Agenda Number:  701809494
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4960Y108
    Meeting Type:  AGM
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  KR7010130003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Elect the Director                                        Mgmt          For                            For

3.     Elect the Audit Committee Member                          Mgmt          For                            For

4.     Approve the remuneration limit for the Director           Mgmt          For                            For

5.     Approve to change the severance payment for               Mgmt          For                            For
       the Director




--------------------------------------------------------------------------------------------------------------------------
 KOREAN AIR LINES CO LTD, SEOUL                                                              Agenda Number:  701826680
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4936S102
    Meeting Type:  OGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7003490000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Auditor Committee Member as Outside             Mgmt          For                            For
       Directors

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KOREAN REINSURANCE COMPANY, SEOUL                                                           Agenda Number:  701971269
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49391108
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  KR7003690005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors: Executive Director [1],              Mgmt          For                            For
       Outside Directors [4]

3.1    Elect the Audit Committee Member who is not               Mgmt          For                            For
       an Outside Director

3.2    Elect the Audit Committee Member who is an Outside        Mgmt          For                            For
       Director

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

5.     Amend the Retirement Benefit Plan for the Directors       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 KOTAK MAHINDRA BK LTD                                                                       Agenda Number:  701648834
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4964H143
    Meeting Type:  AGM
    Meeting Date:  28-Jul-2008
          Ticker:
            ISIN:  INE237A01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit and loss account             Mgmt          For                            For
       for the YE 31 MAR 2008, the balance sheet as
       at that date and the reports of the Directors
       and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. Shivaji Dam as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Approve, pursuant to the Reserve Bank of India            Mgmt          For                            For
       [RBI], letter no. DBOD No. 17/08.140.001/2006-07
       dated 14 JUL 2006 approving the continuation
       of Mr. K.M. Gherda as a Director of the Bank
       till he retires by rotation, the Members of
       the Bank resolve that the vacancy pursuant
       to Mr. Gherda's retirement by rotation at this
       AGM

5.     Re-appoint, pursuant to Section 224 and other             Mgmt          For                            For
       applicable provisions, if any, of the Companies
       Act, 1956, and subject to the approval of the
       Reserve bank of India, Messrs. S.R. Batliboi
       & Company, Chartered Accountants, as the Auditors
       of the Bank, to hold office until the conclusion
       of the next AGM of the Bank and approve to
       fix the remuneration by the Audit Committee
       of the Board of Directors of the Bank

6.     Appoint Mr. Asim Ghosh, as an Additional Director         Mgmt          For                            For
       of the Bank with effect from 09 MAY 2008, pursuant
       to the provisions of Section 260 of the Companies
       Act, 1956, [the Act] and who holds office up
       to the date of this AGM and in respect of whom
       the Bank has received a notice from a shareholder
       proposing his candidature for the office of
       the Director under Section 257 of the Act

S.7    Approve, pursuant to Section 309 (4) and other            Mgmt          For                            For
       applicable provisions of the Companies Act,
       1956, Section 35-B and other applicable provisions,
       if any, of the Banking Regulation Act, 1949
       and subject to the approvals, as may be necessary
       from the Government of India, the Reserve Bank
       of India and other concerned authorities or
       bodies and subject to conditions as may be
       prescribed by any of them while granting such
       approvals, the approval of the Members of the
       Bank be and is hereby accorded for the increase
       in remuneration of Dr. Shankar Acharya, part-time
       Chairman of the Bank, to be fixed by the Board
       of Directors of the Bank, on an annual basis
       such that the remuneration does not exceed
       INR 10 lakhs per annum at any given time, that
       in case of absence or inadequacy of profits
       in any financial year, the aforesaid remuneration
       be paid to Dr. Shankar Acharya as minimum remuneration,
       and authorize the Board to do all such acts,
       deeds and things and to execute any agreements,
       documents or instructions as may be required
       to give effect to this resolution

8.     Approve, that pursuant to the applicable provisions       Mgmt          For                            For
       of the Companies Act, 1956 or any amendments
       thereto or any modification or statutory re-enactment[s]
       thereof, Section 35-B and other applicable
       provisions, if any, of the Banking Regulation
       Act, 1949 or any amendments thereto or any
       modification or statutory re-enactment[s] thereof
       and subject to the approvals, as may be necessary
       from the Reserve Bank of India, [the RBI] and
       other concerned authorities or regulatory bodies
       and subject to conditions as may be prescribed
       by such authorities or regulatory bodies while
       granting such approvals, the approval of the
       Members of the Bank be and is hereby accorded
       for the re-appointment of Mr. Uday S. Kotak
       as whole-time Director of the Bank, designated
       as Executive Vice Chairman and Managing Director
       for the period from 22 MAR 2009 to 21 MAR 2012,
       on the following terms of remuneration, which,
       subject to approval of the RBI, will be effective
       01 APR 2008, as specified, authorize the Board
       of Directors [hereinafter referred to as the
       Board, which term shall include any Committee
       which the Board of Directors of the Bank may
       have constituted or may thereafter constitute
       and delegate with the powers necessary for
       the purpose] of the Bank and to fix the actual
       amount of remuneration and perquisites, payable
       or to be provided to Mr. Uday Kotak and vary
       or increase the same from time to time, within
       the limits approved by the members, to the
       extent the Board may consider appropriate and
       as may be permitted or authorized by RBI on
       an application made by the Bank , that in case
       of absence or inadequacy of profits in any
       FY, the aforesaid remuneration shall be paid
       to Mr. Kotak as minimum remuneration authorized
       the Board to do all such acts, deeds and things
       and to execute any agreements, documents or
       instructions as may be required to give effect
       to this resolution

9.     Approve, that pursuant to the applicable provisions       Mgmt          For                            For
       of the Companies Act, 1956 or any amendments
       thereto or any modification or statutory re-enactment[s]
       thereof, Section 35 B and other applicable
       provisions, if any, of the Banking Regulation
       Act, 1949 or any amendments thereto or any
       modification or statutory re-enactment[s] thereof
       and subject to the approvals, as may be necessary
       from the Reserve Bank of India [the RBI] and
       other concerned authorities or regulatory bodies
       and subject to conditions as may be prescribed
       by such authorities or regulatory bodies while
       granting such approvals, the approval of the
       members of the Bank be and is hereby accorded
       for the re-appointment of Mr. C. Jayaram as
       Whole-time Director of the Bank designated
       as Executive Director for the period from 01
       JAN 2009 to 31 DEC 2011, on the following terms
       of remuneration which, subject to approval
       of the RBI, will be effective 01 APR 2003,
       as specified, authorize the Board of Directors
       [hereinafter referred to as the Board, which
       term shall include any Committee which the
       Board of Directors of the Bank may have constituted
       or may thereafter constitute and delegated
       with the powers necessary for the purpose]
       of the Bank and to fix the actual amount of
       remuneration and perquisites, payable or to
       be provided to Mr. C. Jayaram and vary or increase
       the same from time to time, within the limits
       approved by the members, to the extent the
       Board may consider appropriate and as may be
       permitted or authorized by RBI on an application
       made by the Bank, and that in case of absence
       or inadequacy of profits in any FY, the aforesaid
       remuneration shall be paid to Mr. Jayaram as
       minimum remuneration; and authorize the Board
       to do all such acts, deeds and things and to
       execute any agreements, documents or instructions
       as may be required to give effect to this resolution

10.    Amend that pursuant to the applicable provisions          Mgmt          For                            For
       of the Companies Act, 1956 or any amendments
       any modification or statutory re-enactment(s)
       thereof, Section 35-Band other applicable provisions,
       if any, of the Banking RegulationAct, 1949
       or any amendments any modification or statutory
       re-enactment(s) and subject to the approvals,
       as may be necessary from the Reserve Bank of
       India, (the 'RBI') and other concerned authorities
       or regulatory bodies and subject to conditions
       as may be prescribed by such authorities or
       regulatory bodies while granting such approvals,
       the approval of the Members of the Bank accorded
       for the re-appointment of Mr. Dipak Gupta as
       Whole-time Director of the Bank designated
       as Executive Director for the period from 01
       JAN 2009 to 31 DEC 2011, on the following.
       terms of remuneration Which, subject to of
       the RBI, will be effective 01 APR 2008; authorize
       the Board of Directors which term shall include
       any Committee which the Board of Directors
       of the Bank may have constituted or may constitute
       and delegate with the powers necessary for
       the purpose) of the Bank to fix the actual
       amount of remuneration and perquisites, payable
       or to be provided to Mr. Dipak Gupta and vary
       or increase the same from time to time, within
       the limits approved by the Members, to the
       extent the Board may consider appropriate and
       as maybe permitted or by RBI on an application
       made by the Bank that in case of absence or
       inadequacy of profits in any FY, the aforesaid
       remuneration shall be paid to Mr. Gupta as
       minimum remuneration, to do all such acts,
       deeds and things and to execute any agreements,
       documents or instructions as may be required
       to give effect to this resolution

S.11   Approve that pursuant to the provisions of Foreign        Mgmt          For                            For
       Exchange Management (Transfer or issue of security
       by a person resident outside India) Regulations,
       2000 and Press Note 2 (2004 Series)issued by
       the Government of India, Ministry of Commerce
       & Industry and other applicable provisions,
       if any, of the Reserve Bank of India and such
       other statutory/regulatory approvals as may
       be necessary, consent of the Bank accorded
       to increase the ceiling limit on total holdings
       of Foreign institutional investors (Flls)!
       Securities and Exchange Board of India approved
       sub-account of His in the equity share capital
       of the Bank, through primary or secondary route,
       from 30% to 33% of the paid-up equity capital
       of the Bank with effect from such date(s) as
       may be decided by the Board from time to time;
       authorize the Directors of the Bank to do all
       such acts, matters, deeds and things necessary
       or desirable in connection with or incidental
       to giving effect to the above resolutions and
       to delegate all or any of its powers to any
       Committee of Directors of the Bank in this
       regard




--------------------------------------------------------------------------------------------------------------------------
 KOZA DAVETIYE MAGAZA ISLETMELERI VE IHRACAT AS                                              Agenda Number:  701661161
--------------------------------------------------------------------------------------------------------------------------
        Security:  M6411H108
    Meeting Type:  EGM
    Meeting Date:  30-Jul-2008
          Ticker:
            ISIN:  TREKOZA00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the assembly and elect of the Chairmanship     Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the assembly

3.     Approve to decide on the amendment of Article             Mgmt          No Action
       2 [titled "Company Name"] and Article 3 [titled
       "Object And Scope" of the Articles of Association,
       in accordance with Capital Market Board's approval
       dated 08 JUL 2008 as well as with the writing
       dated 09 JUL 2008 of the Ministry of Industry
       and Trade

4.     Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KRAS D.D., ZAGREB                                                                           Agenda Number:  701642921
--------------------------------------------------------------------------------------------------------------------------
        Security:  X45601105
    Meeting Type:  AGM
    Meeting Date:  09-Aug-2008
          Ticker:
            ISIN:  HRKRASRA0008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Management Board report on Company's          Mgmt          For                            For
       position and operations with the financial
       reports for 2007 and the Auditor's report

2.     Approve the Supervisory Board report on conducted         Mgmt          For                            For
       Supervision in 2007

3.     Approve the decision on the use of cumulated              Mgmt          For                            For
       retained profit from the previous years and
       the use of profit earned in 2007

4.     Approve to release of the Management Board Members        Mgmt          For                            For

5.     Approve to release of the Supervisory Board               Mgmt          For                            For
       Members

6.     Approve to release of the Members of the Supervisory      Mgmt          For                            For
       Board due to the Mandate Expiry

7.     Elect the Supervisory Board Members                       Mgmt          For                            For

8.     Approve the decision on aquiring own shares               Mgmt          For                            For

9.     Approve the decision on the right to the optional         Mgmt          For                            For
       purchase of shares

10.    Appoint the Auditors for the 2008                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KRKA D.D., NOVE MESTO                                                                       Agenda Number:  701590223
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4571Y100
    Meeting Type:  AGM
    Meeting Date:  03-Jul-2008
          Ticker:
            ISIN:  SI0031102120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "IMPORTANT MARKET PROCESSING REQUIREMENT: A               Non-Voting    No vote
       MEETING-SPECIFIC POWER OF ATTORNEY (POA) SIGNED
       BY THE BENEFICIAL OWNER IS REQUIRED IN ORDER
       TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. THE POA MUST
       BE NOTARIZED AND APOSTILLIZED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR DETAILS.
       THANK YOU."

1.     Opening of the Company's general meeting and              Mgmt          For                            For
       election of its working bodies, appoint Mr.
       Dusan Jenko as Chair of the general meeting,
       and Ixtlan forum, D.O.O. Ljubljana as vote
       enumerators

2.     Receive the Management Board's annual report,             Mgmt          For                            For
       the Auditors report, and the Supervisory Board's
       report on its verification and approve the
       2007 annual report, adoption of the resolution
       on the use of the 2007 accumulated profit and
       grant discharge of liability for the Management
       and Supervisory Boards for 2007

3.     Amend the Articles of Association                         Mgmt          For                            For

4.     Approve the bringing term-in-office of Supervisory        Mgmt          For                            For
       Board Members with the provisions of the Articles
       of Association

5.     Appoint the replacement Supervisory Board Member          Mgmt          For                            For

6.     Appoint the Auditor                                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KRUNG THAI BANK PUBLIC COMPANY LIMITED                                                      Agenda Number:  701873754
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49885208
    Meeting Type:  AGM
    Meeting Date:  17-Apr-2009
          Ticker:
            ISIN:  TH0150010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 550174 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Adopt the minutes of the 15th AGM on 25 APR               Mgmt          For                            For
       2008

2.     Acknowledge the Board of Directors' annual report         Mgmt          For                            For

3.     Approve the balance sheet and the profit and              Mgmt          For                            For
       loss statements for 2008 ended 31 DEC 2008

4.     Approve the appropriation of the 2008 net profit          Mgmt          For                            For
       and dividend payment

5.     Approve the adjustment of the Dividend Payment            Mgmt          For                            For
       Policy

6.     Approve the Directors' remunerations for the              Mgmt          For                            For
       year 2009

7.1    Elect Mr. Sima Simananta as a Director to replace         Mgmt          For                            For
       those who are retiring upon completion of their
       terms of office

7.2    Elect Mr.Visut Montriwat as a Director to replace         Mgmt          For                            For
       those who are retiring upon completion of their
       terms of office

7.3    Elect Mr. Dusit Nontanakorn as a Director to              Mgmt          For                            For
       replace those who are retiring upon completion
       of their terms of office

7.4    Elect Mr. Jamlong Atikul as a Director to replace         Mgmt          For                            For
       those who are retiring upon completion of their
       terms of office

8.     Elect the Bank's Auditor and approve to fix               Mgmt          For                            For
       the audit fee

9.     Approve and amend the Bank's Articles of Association      Mgmt          For                            For
       for 06 Articles

10.    Approve the purchase of share in Krungthai Card           Mgmt          For                            For
       Public Company Limited in accordance with the
       Public Limited Company Act B.E. 2535 and the
       financial institutions business Act B.E. 2551

11.    Other business                                            Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 KT CORP                                                                                     Agenda Number:  701788525
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  EGM
    Meeting Date:  14-Jan-2009
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 525711 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Amend the Articles of Incorporation regarding             Mgmt          For                            For
       President qualification requirements

2.     Elect Mr. Lee Suk-Chae as a President                     Mgmt          For                            For

3.1    Elect Mr. Kang Si-Chin as an Outside Director             Mgmt          For                            For
       and as a Audit Committee Member

3.2    Elect Mr. Song In-Man as an Outside Director              Mgmt          For                            For
       and as a Audit Committee Member

3.3    Elect Mr. Park Joon as an Outside Director and            Mgmt          For                            For
       as a Audit Committee Member

4.     Approve the Employment Contract with the President        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION, SONGNAM                                                                     Agenda Number:  701813695
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  AGM
    Meeting Date:  06-Mar-2009
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 535118 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the appropriation of income and dividend          Mgmt          For                            For
       of KRW 1,120 per share

2.1    Elect Mr. Lee Sang-Hun as an Inside Director              Mgmt          For                            For

2.2    Elect Mr. Pyo Hyun-Myung as an Inside Director            Mgmt          For                            For

2.3    Elect Mr. Lee Choon-Ho as an Outside Director             Mgmt          For                            For

2.4    Elect Mr. Kim Eung-Han as an Outside Director             Mgmt          For                            For

2.5    Elect Mr. Huh Jeung-Soo as an Outside Director            Mgmt          For                            For

3.     Elect Mr. Kim Eung-Han as the Member of Audit             Mgmt          For                            For
       Committee

4.     Approve the total remuneration of the Inside              Mgmt          For                            For
       Directors and the Outside Directors




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION, SONGNAM                                                                     Agenda Number:  701823266
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  EGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the Merger with KT Freetel                        Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation




--------------------------------------------------------------------------------------------------------------------------
 KT FREETEL LTD                                                                              Agenda Number:  701804519
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4991F102
    Meeting Type:  EGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7032390007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the Merger Contract                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KT FREETEL LTD                                                                              Agenda Number:  701826262
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4991F102
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7032390007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Auditor Committee Member                        Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KTB NETWORK CORP, SEOUL                                                                     Agenda Number:  701650978
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4990R107
    Meeting Type:  EGM
    Meeting Date:  15-Jul-2008
          Ticker:
            ISIN:  KR7030210009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Incorporation                       Mgmt          For                            For

2.     Appoint the External Director as Non Audit member         Mgmt          For                            For

3.     Appoint the External Director to be the member            Mgmt          For                            For
       of Audit Committee




--------------------------------------------------------------------------------------------------------------------------
 KTB SECURITIES CO LTD, SEOUL                                                                Agenda Number:  701846377
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4990R107
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7030210009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors as a Non-Audit Committee              Mgmt          For                            For
       Member

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For
       as Non Audit Committee Member

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For
       as Audit Committee Member

6.     Approve the Stock Option for staff                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KTB SECURITIES CO LTD, SEOUL                                                                Agenda Number:  701956661
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4990R107
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7030210009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Auditor Committee Member as a Non               Mgmt          For                            For
       Outside Directors

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For
       as a Non Auditor Committee Member

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For
       as the Auditor Committee Member




--------------------------------------------------------------------------------------------------------------------------
 KUALA LUMPUR KEPONG BHD                                                                     Agenda Number:  701792877
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y47153104
    Meeting Type:  AGM
    Meeting Date:  18-Feb-2009
          Ticker:
            ISIN:  MYL2445OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for the YE               Mgmt          For                            For
       30 SEP 2008 and the Directors' and the Auditors'
       reports thereon

2.     Approve the payment of a final dividend of 45             Mgmt          For                            For
       sen per share less 25% Malaysian Income Tax
       and 10 sen per share tax exempt

3.     Re-elect Mr. Y. M. Tengku Robert Hamzah as a              Mgmt          For                            For
       Director, who retires in accordance with Article
       91(A) of the Company's Articles of Association

4.     Re-elect Mr. Yeoh Eng Khoon as a Director, who            Mgmt          For                            For
       retires in accordance with Article 91(A) of
       the Company's Articles of Association

5.     Re-appoint Mr. Tan Sri Dato' Thong Yaw Hong               Mgmt          For                            For
       as a Director of the Company, pursuant to Section
       129(6) of the Companies Act 1965, to hold office
       until the next AGM of the Company

6.     Re-appoint Mr. R. M. Alias as a Director of               Mgmt          For                            For
       the Company, pursuant to Section 129(6) of
       the Companies Act 1965, to hold office until
       the next AGM of the Company

7.     Approve to fix the Directors' fees for the YE             Mgmt          For                            For
       30 SEP 2008 amounting to MYR 849,000 [2007:
       MYR 704,000]

8.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration

9.     Authorize the Directors for the Company to buy            Mgmt          For                            For
       back such amount of ordinary shares of MYR
       1.00 each in the Company [authority to buy
       back shares], as may be determined by the Directors
       from time to time through Bursa Malaysia Securities
       Berhad [Bursa Malaysia] upon such terms and
       conditions as the Directors may deem fit and
       expedient in the best interests of the Company
       provided that the aggregate number of shares
       purchased pursuant to this resolution does
       not exceed 10% of the total issued and paid-up
       share capital of the Company [equivalent to
       106,400,000 shares in the Company based on
       its issued and paid-up share capital [excluding
       treasury shares] of 1,064,965,692 shares of
       MYR 1.00 each as at 01 DEC 2008] and that an
       amount not exceeding the total retained profits
       of the Company be allocated for the authority
       to buy back shares [the audited retained profits
       of the Company as at 30 SEP 2008 was MYR 1,318
       million]; to cancel the shares so purchased
       and/or retain the shares so purchased as treasury
       shares; to do all such acts and things to give
       full effect to the authority to buy back shares
       with full powers to assent to any conditions,
       modifications, revaluations, variations and/or
       amendments [if any] as may be imposed by the
       relevant authorities; [Authority expires at
       the conclusion of the next AGM of the Company
       or the expiry of the period within which the
       next AGM is required by Law]; but not so as
       to prejudice the completion of a purchase by
       the Company before the aforesaid expiry date
       and, in any event, in accordance with the provisions
       of the guidelines issued by Bursa Malaysia
       or any other relevant authority

10.    Authorize the Company and/or its subsidiary               Mgmt          For                            For
       Companies to enter into recurrent transactions
       of a revenue or trading nature with related
       parties which are necessary for the Company's
       and/or its subsidiaries day-today operations
       and carried out in ordinary course of business
       on normal commercial terms not more favorable
       to the related parties than those generally
       available to the public and are not to the
       detriment of the minority shareholders as specified;
       and authorize the Directors to do all such
       acts and things [including executing all such
       documents as may be required] as they may consider
       expedient or necessary to give full effect
       to the mandate, with full powers to assent
       to any conditions, modifications, revaluations,
       variations and/or amendments [if any] as may
       be imposed by the relevant authorities; [Authority
       expires at the conclusion of the next AGM of
       the Company following the passing of this ordinary
       resolution or the expiry of the period within
       which the next AGM is required By Law to be
       held but shall not extend to such extension
       as may be allowed pursuant to Section 143(2)
       of the Companies Act, 1965]




--------------------------------------------------------------------------------------------------------------------------
 KULIM MALAYSIA BHD                                                                          Agenda Number:  701932471
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y50196107
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  MYL2003OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' and Auditors'            Mgmt          For                            For
       reports and audited financial statements in
       respect of the YE 31 DEC 2008

2.     Approve the final dividend of 15% [less Malaysian         Mgmt          For                            For
       income tax] in respect of the FYE 31 DEC 2008

3.     Re-elect Mr. Jamaludin Md Ali as a Director,              Mgmt          For                            For
       who retires in accordance with the Company's
       Articles of Association

4      Re-elect Mr. Datin Paduka Siti Sa'diah Sheikh             Mgmt          For                            For
       Bakir as a Director, who retires in accordance
       with the Company's Articles of Association

5.     Re-elect Datuk Haron Siraj as a Director, who             Mgmt          For                            For
       retires in accordance with the Company's Articles
       of Association

6.     Re-appoint Mr. Tan Sri Datuk Arshad Ayub, as              Mgmt          For                            For
       a Director of the Company to hold office until
       the next AGM of the Company, pursuant to Section
       129(6) of the Companies Act, 1965 [Act]

7.     Approve the payment of the Directors' fees in             Mgmt          For                            For
       respect of the FYE 31 DEC 2008

8.     Re-appoint Messrs. KPMG as the Auditors of the            Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

9.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Act, to issue shares of the Company
       form time to time upon such terms and conditions
       and for such purposes as the Directors may
       in their absolute discretion deem fit provided
       that the aggregate number of shares to be issued
       pursuant to this resolution does not exceed
       10% of the issued share capital of the Company
       and; [Authority expires the conclusion of the
       next AGM of the Company] and to obtain the
       approval of the Bursa Malaysia Securities Berhad
       ['Bursa Securities'] for the listing and quotation
       for the new shares so issued

10.    Authorize the Company, subject to the Act, rules,         Mgmt          For                            For
       regulations and orders made pursuant to the
       Act, provisions of the Company's Memorandum
       and Articles of Association and the Listing
       Requirements of Bursa Securities ['Listing
       Requirements'] and to purchase and/or hold
       such amount of ordinary shares of MYR 0.50
       each in the Company's issued and paid-up share
       capital ['Proposed Renewal of the Share Buy-Back
       Authority'] through bursa securities upon
       such terms and conditions as the Directors
       may deem fit in the interest of the Company
       provide that: the aggregate number of shares
       so purchased and/or held pursuant to this ordinary
       resolution ["Purchased Shares"] does not exceed
       10% of the total issued and paid-up share capital
       of the Company at any one time; and the maximum
       amount of funds to be allocated for the purchased
       shares shall not exceed the aggregate of the
       retained profits and/or share premium of the
       Company; authorize the Directors to decide
       at their discretion either to retain the Purchased
       Shares as treasury shares [as defined in Section67A
       of the Act] and/or to cancel the purchased
       shares and/or to retain the purchased shares
       as treasury shares for distribution through
       Bursa Securities in accordance with the relevant
       rules of Bursa Securities and/or cancelled
       subsequently and/or to retain part of the deal
       with the purchased shares in such other manner
       as may be permitted by the Act, rules, regulations
       , guidelines, requirements and/or orders of
       Bursa Securities and any other relevant authorities
       for the time being in force; to do all acts
       and things including the opening and maintaining
       of a central depositories account(s) under
       the Securities Industry [Central Depositories
       ] Act, 1991 and to take such steps and to enter
       into and execute all commitments, transactions,
       deeds, agreements, arrangements, undertakings,
       indemnities, transfers, assignments, and/or
       guarantees as they may deem fit, necessary,
       expedient and/or appropriate in the best interest
       of the Company in order to implement, finalize
       and give full effect to the Proposed Renewal
       of the Share Buy-back Authority with full powers
       to assent to any conditions, modifications,
       variations [if any] as may be imposed by the
       relevant authorities; [Authority the earlier
       of the conclusion of the next AGM of the Company
       or the expiry of the period within which the
       next AGM of the Company is required by Law
       to be held]

11.    Authorize the Company, its subsidiaries or any            Mgmt          For                            For
       of them, in line with Paragraph 10.09 of the
       Listing Requirements, to enter into any of
       the transactions falling within the types of
       the RRPT, as specified, with the related parties
       as specified, provided that such transactions
       are of revenue and/or trading nature, which
       are necessary for the day-to-day operations
       of the Company and/or its subsidiaries, within
       the ordinary course of business of the Company
       and/or its subsidiaries, made on an arm's length
       basis an on normal commercial terms which those
       generally available to the public and are not
       detrimental to the minority shareholders of
       the Company; [Authority expires the earlier
       of  the conclusion of the next AGM of the Company
       or the expiration of the period within the
       which the next AGM after the date it is required
       by Law to be held]; authorize the Directors
       of the Company to complete and do all such
       acts and things [including executing all such
       documents as ma be required] as they may consider
       expedient or necessary or give effect to the
       proposed shareholders' Mandate for RRPT

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KUMBA IRON ORE                                                                              Agenda Number:  701827769
--------------------------------------------------------------------------------------------------------------------------
        Security:  S4341C103
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  ZAE000085346
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O.1  Receive and adopt the annual financial statements         Mgmt          For                            For
       of the Company for the YE 31 DEC 2008, including
       the Directors' report and the report of the
       Auditors thereon and to confirm all matters
       and things undertaken and discharged by the
       Directors on behalf of the Company

2.O.2  Re-appoint Deloitte & Touche as an Independent            Mgmt          For                            For
       Auditors of the Company for the ensuing year
       and to appoint Mr. BW Smith as the Designated
       Auditor for the ensuing year

3O3.1  Re-elect Mr. CI Griffith as a Director                    Mgmt          For                            For

3O3.2  Re-elect Mr. ZBM Bassa as a Director                      Mgmt          For                            For

3O3.3  Re-elect Mr. DD Mokgatle as a Director                    Mgmt          For                            For

3O3.4  Re-elect Mr. ND Moyo as a Director                        Mgmt          For                            For

3O3.5  Re-elect Mr. AJ Morgan as a Director                      Mgmt          For                            For

4.O.4  Approve the proposed remuneration of the Non-Executive    Mgmt          For                            For
       Directors with effect from 01 JAN 2009: Chairman:
       ZAR 1,000,000; Director: ZAR: 150,000; Audit
       Committee Chairman: ZAR 168,000; Audit Committee
       Member: ZAR 100,800; other Board Committee
       Chairman: ZAR 134,400; other Board Committee
       Member: ZAR 67,200

5.O.5  Approve and adopt, Ordinary Resolution 5 is               Mgmt          For                            For
       dependent on the passing of Ordinary Resolution
       Number 7 and Special Resolution 1,Kumba Iron
       Ore Limited Bonus Share Plan ["Plan"] as specified

6.O.6  Authorize the Directors, Section 221 of the               Mgmt          For                            For
       Companies Act No. 61 of 1973, as amended and
       in terms of the JSE Listings Requirements,
       to issue, in terms of the Kumba Iron Ore Limited
       Bonus Share Plan ["Plan"] from time to time,
       such number of ordinary shares for a subscription
       price per share of either the then current
       market value or the par value per share as
       may be decided by the Directors, as specified
       in the Plan

7.O.7  Authorize the Directors, subject to the provisions        Mgmt          For                            For
       of the Act and the Listings Requirements of
       the JSE, until the next AGM of the Company
       to allot and issue the authorized but unissued
       ordinary shares of one cent each in the capital
       of the Company, up to a maximum of 5% of the
       number of shares of the Company's issued ordinary
       share capital; to such person or persons on
       such terms and conditions and at such times
       as the Directors of the Company may from time
       to time and in their discretion deem fit, after
       setting aside so many shares as may be required
       to be allotted and issued by the Company pursuant
       to the Company's approved Employee Share Incentive
       Schemes

8.O.8  Authorize the Directors, in the terms of the              Mgmt          For                            For
       Listings Requirements of the JSE, by way of
       a general authority to issued the authorized
       but unissued ordinary shares of one cent each
       in the capital of the Company for cash, as
       and when suitable opportunities arise, subject
       to the Articles of Association of the Company,
       the Act and the JSE Listings Requirements and
       the followings conditions: the equity securities
       which are the subject of the issue for the
       cash must of a lass already in issue, or where
       this is not the case must be limited to such
       securities or rights that are convertible into
       a class already in issue; any such issue will
       only be made to public shareholders as defined
       by the JSE Listings Requirements and not to
       related parties; a paid press announcement
       giving full details, including the impact on
       the net asset value and earnings per share,
       will be published at the time of any issue
       representing on a cumulative basis within 1
       FY, 5% or more of the number of shares in issue
       prior to the issue concerned; the issues in
       aggregate in any 1 FY shall not exceed 5% of
       the number of shares of the Company's issued
       ordinary share capital [for the purpose of
       determining the securities comprising the 15%
       number in any 1 year, account must be taken
       of the dilution effect in the year of issue
       of options/convertible securities, by including
       the number of any equity securities which may
       be issued in future arising out of the issue
       of such options/convertible securities], and
       of a particular class, will be aggregated with
       any securities that are compulsorily convertible
       into securities of that class, and in the case
       of the issue of compulsorily convertible securities,
       aggregated with the securities of that class
       into which they are compulsorily convertible;
       as regards the number of securities which may
       be issued [the 15% number] shall be based on
       the number of securities of that claps in issue
       added to those that may issue in future [arising
       from the conversion of options/convertible
       securities], at the date of such application;
       less any securities of the class issued, or
       to be issued in future airing from options/
       convertible securities issued, during the current
       FY; a rights issue which has been announced,
       is irrevocable and is fully underwritten; acquisition
       [which has had final terms announced] may be
       included a though they were securities in issue
       at the date of application; that in determining
       the price at which an issue of shares for cash
       may be made in terms of this authority pose
       the listing of the Company, the maximum discount
       permitted shall be 10% of the weighted average
       traded price of the ordinary shares on the
       JSE [adjusted for any dividend declared but
       not yet paid or for any capitalization award
       made to shareholders] over the 30 business
       days prior to the date that the price of the
       issue is agreed by the Directors of the Company
       and the party subscribing for the securities
       [Authority expires until the next AGM of the
       Company or 15 months]

9.S.1  Authorize to repurchase shares RESOLVED that              Mgmt          For                            For
       the Company and/or any of its subsidiaries
       from time to time be and are hereby authorized,
       by way of a specific authority in terms of
       Sections 85 and 89 of the Companies Act, No
       61 of 1973, as amended, and in terms of the
       JSE Listings Requirements, Authorize the Company
       and/or any of its subsidiaries from time to
       time, by way of a specific authority in terms
       of Sections 85 and 89 of the Companies Act
       No 61 of 1973 as amended and in terms of the
       JSE Listing Requirements to repurchase or purchase
       directly, or through an agent, on the market
       from time to time such number of ordinary shares
       in the Company as the Company and/or any of
       its subsidiaries may be required to repurchase
       or purchase in terms of the Kumba Iron Ore
       Limited Bonus Share Plan

10S.2  Authorize the Company, in terms in terms of               Mgmt          For                            For
       Section 38(2A) of the Companies Act No 61 of
       1973, as amended, to provide such financial
       assistance as may be necessary in the acquisition
       or issue, directly or through an agent, of
       ordinary shares in the Company for purposes
       of the Kumba Iron Ore Limited Bonus Share Plan
       ["Plan"]

11S.3  Approve, as a general approval contemplated               Mgmt          For                            For
       in sections 85 to 89 of the Act, the acquisitions
       by the Company and any of its subsidiaries,
       from time to time of the issued ordinary shares
       of the Company, upon such terms and conditions
       and in such amounts as the Directors of the
       Company may from time to time determine, but
       subject to the articles of association of the
       company, the provisions of the Act and the
       JSE Listings Requirements, when applicable,
       and provided that 1] the general repurchase
       of securities will be effected through the
       order book operated by the JSE trading system
       and done without any prior understanding or
       arrangement between the Company and the counter
       party [reported trades are prohibited]; [Authority
       expires until the next AGM of the Company or
       15 months]; 3] at any point in time, a Company
       may only appoint 1 agent to effect any repurchases
       on the Company's behalf; 4] after such repurchase
       the Company will still comply with the JSE
       Listings Requirements concerning shareholder
       spread requirements; 5] the Company or its
       subsidiary any not repurchase securities during
       a prohibited period as defined in the HSE Listing
       Requirements unless they have in place a Repurchase
       Programme where the dates and quantities of
       securities to be traded using the relevant
       period are fixed [ not subject to any variation]
       and full details of the Programme have been
       disclosed in an announcement over SENS prior
       to the commencement of the prohibited period;
       6] when the Company or any of its subsidiaries
       collectively have cumulatively repurchased
       3% of the initial number of the relevant class
       of securities and foe each 3% in aggregate
       of the initial number of that class acquired
       thereafter an announcement will be made; 7]
       the Company and its subsidiaries collectively
       shall not be entitled to acquire shares issued
       by the Company constituting, on a cumulative
       basis more than 10% of the number of shares
       in the Company in issue from the date of grant
       of this approval; 8] shares issued by the Company
       may not be acquired at a price greater than
       10% above the weighted average traded price
       of the Company's shares for the 5 business
       days immediately preceding the date of the
       repurchase




--------------------------------------------------------------------------------------------------------------------------
 LAFARGE MALAYAN CEMENT BHD                                                                  Agenda Number:  701934259
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5348J101
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  MYL3794OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive and consider the reports of the Directors         Non-Voting    No vote
       and the Auditors and the statements of accounts
       for the YE 31 DEC 2008

1.     Re-elect Mr. Saw Ewe Seng as a Director of the            Mgmt          For                            For
       Company

2.     Re-elect Mr. Martin Kriegner as a Director of             Mgmt          For                            For
       the Company

3.     Re-elect Mr. Md Yusof bin Hussin as a Director            Mgmt          For                            For
       of the Company

4.     Re-appoint Chan Hua Eng as a Director of the              Mgmt          For                            For
       Company to hold office until the next AGM

5.     Re-appoint Deloitte and Touche as the Auditors            Mgmt          For                            For
       for the ensuing year at a remuneration to be
       determined by the Directors

6.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965 [the Act],
       to issue shares in the Company at any time
       and upon such terms and conditions and for
       such purposes as the Directors may deem fit;
       provided that the aggregate number of shares
       issued pursuant to this resolution does not
       exceed 10% of the issued capital of the Company
       at the time of issuance thereof and to obtain
       the approval for the listing of and quotation
       for the additional shares so issued on the
       Bursa Malaysia Securities Berhad [Bursa Securities][
       Authority will be in force until the next AGM]

7.     Approve the proposed renewal of shareholders              Mgmt          For                            For
       mandate for Recurrent Related Party Transactions
       [Recurrent RPTs]

8.     Approve to renew the authority for purchase               Mgmt          For                            For
       of own shares by the Company [Share Buyback]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 LAN AIRLINES S.A.                                                                           Agenda Number:  933013093
--------------------------------------------------------------------------------------------------------------------------
        Security:  501723100
    Meeting Type:  Annual
    Meeting Date:  17-Apr-2009
          Ticker:  LFL
            ISIN:  US5017231003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      APPROVAL OF THE REPORT, BALANCE SHEET AND FINANCIAL       Mgmt          For
       STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR
       ENDING DECEMBER 31, 2008.

B      APPROVAL OF THE DISTRIBUTION OF DEFINITIVE DIVIDEND       Mgmt          For
       TO BE CHARGED TO THE EARNINGS FOR FISCAL YEAR
       2008, ALL AS MORE FULLY DESCRIBED IN THE PROXY
       STATEMENT.

C      DETERMINATION OF THE COMPENSATION FOR THE BOARD           Mgmt          For
       OF DIRECTORS FOR FISCAL YEAR 2009.

D      DETERMINATION OF THE COMPENSATION FOR THE DIRECTOR'S      Mgmt          For
       COMMITTEE AND THEIR BUDGET FOR FISCAL YEAR
       2009.

E      DESIGNATION OF EXTERNAL AUDITORS; DESIGNATION             Mgmt          For
       OF RISK ASSESSORS; ACCOUNTS OF THE MATTERS
       REFERRED TO IN ARTICLE 44 OF LAW 18046 ON CORPORATIONS.

F      INFORMATION REGARDING THE COST OF PROCESSING,             Mgmt          For
       PRINTING AND DISTRIBUTION OF THE INFORMATION
       AS REFERRED TO IN CIRCULAR N.1494 OF THE SUPERINTENDENCE
       OF SECURITIES AND INSURANCE.

G      ANY OTHER MATTER OF PUBLIC INTEREST THAT SHOULD           Mgmt          For
       BE KNOWN FOR THE SHAREHOLDERS' MEETING.




--------------------------------------------------------------------------------------------------------------------------
 LANCO INFRATECH LTD                                                                         Agenda Number:  701697104
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5144P103
    Meeting Type:  AGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  INE785C01030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet of the Company        Mgmt          For                            For
       as on 31 MAR 2008 and the profit and loss account
       for the YE on that date along with the Directors'
       report and the Auditors' report thereon

2.     Re-appoint Mr. L. Madhusudhan Rao as a Director,          Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Mr. L. Sridhar as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Dr. P. Kotaiah as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. P. Abraham as a Director, who              Mgmt          For                            For
       retires by rotation

6.     Appoint Price Waterhouse, Chartered Accountants,          Mgmt          For                            For
       as the Auditors of the Company from the conclusion
       of this AGM until the conclusion of the next
       AGM at remuneration as may be decided by the
       Board of Directors of the Company

7.     Approve, pursuant to the Sections 198, 310,               Mgmt          For                            For
       311 and other applicable provisions of the
       Companies Act, 1956 and the Schedule XIII annexed
       to the Companies Act, 1956, the increase in
       the remuneration payable to Mr. L. Madhusudhan
       Rao, Executive Chairman with effect from 01
       APR 2008 as specified

8.     Approve, pursuant to the Sections 198, 310,               Mgmt          For                            For
       311 and other applicable provisions of the
       Companies Act, 1956 and the Schedule XIII annexed
       to the Companies Act, 1956, the increase in
       the remuneration payable to Mr. G. Bhaskara
       Rao, Executive Vice-Chairman with effect from
       01 APR 2008 as specified

9.     Approve, pursuant to the provisions of the Sections       Mgmt          For                            For
       198, 310, 311 and other applicable provisions
       of the Companies Act, 1956 and the Schedule
       XIII annexed to the Companies Act, 1956, the
       increase in remuneration payable to Mr. G.
       Venkatesh Babu, Managing Director with effect
       from 01 APR 2008 as specified

10.    Approve, pursuant to the provisions of the Sections       Mgmt          For                            For
       198, 310, 311 and other applicable provisions
       of the Companies Act, 1956 read with the Schedule
       XIII annexed to the Companies Act, 1956, the
       increase in the remuneration payable to Mr.
       D.V. Rao, Joint Managing Director with effect
       from 01 APR 2008 as specified




--------------------------------------------------------------------------------------------------------------------------
 LANCO INFRATECH LTD                                                                         Agenda Number:  701851772
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5144P103
    Meeting Type:  OTH
    Meeting Date:  11-Apr-2009
          Ticker:
            ISIN:  INE785C01030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Appoint M/s. Brahmayya & Co, Chartered Accountants        Mgmt          For                            For
       and M/s. Pricewaterhouse, Chartered Accountants
       as the Joint Auditors of the Company for the
       FY 2008-09 pursuant to the provisions of Section
       224 and other applicable provisions of the
       Companies Act 1956, to hold office up to the
       conclusion of the next AGM at a remuneration
       as may be decided by the Board of Directors
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 LANCO INFRATECH LTD                                                                         Agenda Number:  701991881
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5144P103
    Meeting Type:  EGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  INE785C01030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, pursuant to the provisions of Section            Mgmt          For                            For
       94 and other applicable provisions of the Companies
       Act, 1956, the authorized share capital of
       the Company be increased from INR 250,00,00,000
       divided into 25,00,00,000 equity shares of
       INR 10 each to INR 500,00,00,000 divided into
       50,00,00,000 equity shares of INR 10 each by
       creation of an additional 25,00,00,000 equity
       shares of INR 10 each ranking pari passu with
       the existing share capital; that the existing
       Clause V of the Memorandum of Association of
       the Company be altered to read as specified:
       V the authorized share capital of the Company
       is INR 500,00,00,000 divided into 50,00,00,000
       equity shares of INR 10 each; the Company shall
       have the power to increase or reduce the share
       capital to issue any shares with special rights
       or privileges as to voting, dividends, repayment
       of capital or otherwise or to subject the same
       to any restriction, limitations and conditions
       and to vary, modify or abrogate any such right,
       privileges, restrictions or conditions; the
       rights of the holders of any class of shares
       for the time being forming part of the capital
       of the Company may be modified; affected, varied,
       extended or surrendered

S.2    Approve pursuant to the provisions of Section             Mgmt          For                            For
       31 and other applicable provisions of the Companies
       Act, 1956, the existing Article 5 of Articles
       of Association of the Company be altered to
       read as specified: the authorized share capital
       of the Company is INR 500,00,00,000 divided
       into 50,00,00,000 equity shares of INR 10 each

S.3    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       81(1A) and other applicable provisions, if
       any, of the Companies Act,1956 [including any
       amendments thereto or re-enactment thereof]
       [the Act] and all other applicable laws and
       regulations including the Foreign Exchange
       Management Act, 1999, the Foreign Exchange
       Management [transfer or issue of security by
       a person resident outside India] regulations,
       2000, any statutory modification(s) or re-enactment
       thereof, for the time being in force and such
       other statutes, notifications, clarifications,
       circulars, rules and regulations as may be
       applicable and relevant, as amended from time
       to time, if any, issued by the Government of
       India [the GOI], the Securities and Exchange
       Board of India [the SERI], the Reserve Bank
       of India [the RBI], Company with the stock
       exchanges where the shares of the Company are
       listed, and any other applicable laws, rules
       such approvals, consents, permissions and sanctions,
       if any, of the GOI, RBI, SEBI, Stock Exchanges
       and any other relevant statutory, governmental
       authorities or departments, institutions or
       bodies [the Concerned Authorities] in permissions
       as may be necessary or which may be agreed
       to by the Board of Directors of the Company
       [hereinafter referred to as the Board, which
       term shall include any committee constituted
       by the Board or any person(s) authorized by
       the Board to exercise the powers conferred
       on the Board by this Resolution], the consent
       of the Company be and is hereby accorded to
       the Board to create, issue, offer and allot
       [including with provisions for reservation
       on firm and/or competitive basis, of such part
       of issue and for such categories of persons
       including employees of the Company as may be
       permitted], equity shares and/or equity shares
       through depository receipts including American
       Depository Receipts, Global Depository Receipts
       and/or Convertible Bonds, Convertible Debentures,
       fully or partly, and/or other securities convertible
       into Equity Shares at the option of the Company
       and/or the holder(s) of such securities, and/or
       securities linked to equity shares and/or securities
       with or without detachable/non-detachable warrants
       and/or warrants with a right exercisable by
       the warrant-holder to subscribe for equity
       shares and/or any instruments or securities
       representing either equity shares, secured
       premium notes, and/or any other financial instruments
       which would be converted into/ exchanged with
       equity shares at a later date [the Securities]
       as the Board at its sole discretion or in consultation
       with underwriters, merchant bankers, financial
       advisors or legal advisors may at any time
       decide, by way of one or more public, follow-on,
       preferential issues or private offerings in
       domestic and/or one or more international market(s),
       with or without a green shoe option, or private
       placement or issued/allotted through Qualified
       Institutions Placement in accordance with the
       Guidelines for Qualified Institutions Placement
       prescribed under Chapter XIII-A of the SEBI
       [Disclosure and Investor Protection] Guidelines,
       2000, as amended, or by any one or more or
       a combination of the above model/methods or
       otherwise and at such time or times and in
       1 or more tranches, whether rupee denominated
       or denominated in foreign currency, to any
       eligible Qualified Institutional Buyers including
       Foreign Institutional Investors, resident/
       non-resident investors [whether institutions,
       incorporated bodies, mutual funds, individuals
       or otherwise], Venture Capital Funds [foreign
       or Indian], Indian and/or Multilateral Financial
       Institutions, Mutual Funds, Non-Resident Indians,
       stabilizing agents and/or any other categories
       of investors, whether they be holders of shares
       of the Company or not [collectively called
       the Investors] whether or not such Investors
       are members of the Company as may be deemed
       appropriate by the Board and permitted under
       applicable laws and regulations, resulting
       in the issue of an aggregate amount not exceeding
       INR 2,500 Crores or equivalent thereof and
       on such terms and conditions and timing of
       the issue(s)/offering(s) including the investors
       to whom the securities are to be issued, issue
       price, number of securities to be issued, creation
       of mortgage/ charge in accordance with Section
       293(1)(a) of the Companies Act, 1956 in respect
       of any Securities as may be required either
       on pari passu basis or otherwise, the stock
       exchanges on which such securities will be
       listed, finalization of allotment of the securities
       on the basis of the subscriptions received,
       face value, rate of interest, redemption period,
       manner of redemption, amount of premium on
       redemption, the number of equity share to be
       allotted on redemption/conversion, the ratio,
       period of conversion, fixing of record date
       or book closure dates, and any other matter
       in connection with, or incidental to, the issue,
       in consultation with the merchant bankers or
       other advisors or otherwise, as the Board at
       its sole discretion may decide together with
       any amendments or modifications thereto; the
       securities to be created, issued, offered and
       allotted shall be subject to the provisions
       of the Memorandum and Articles of Association
       of the Company and the equity shares allotted
       in terms of this resolution shall rank pari
       passu in all respects with the existing equity
       shares of the Company; without prejudice to
       the generality of the above, subject to applicable
       laws and subject to approval, consents, permissions,
       if any of any governmental body, authority
       or regulatory institution including any conditions
       as may be prescribed in granting such approval
       or permissions by such governmental authority
       or regulatory institution, the aforesaid Securities
       may have such features and attributes or any
       terms or combination of terms that provide
       for the tradability and free transferability
       thereof in accordance with the prevailing practices
       in the capital markets including but not limited
       to the terms and conditions for issue of additional
       Securities and such of these securities to
       be issued as are not subscribed may be disposed
       of by the Board in such manner and/or on such
       terms including offering or placing them with
       banks/financial institutions/mutual funds or
       otherwise, as the Board may deem fit and proper
       in its absolute discretion, subject to applicable
       laws, regulations and guidelines; and authorize
       the Board, without prejudice to the generality
       of the foregoing, to prescribe with respect
       to the aforesaid issue of the securities all
       or any of the terms or any combination of terms
       thereof in accordance with local and/or international
       practice including but not limited to conditions
       in relation to the offer, issue and allotment
       of the securities, payment of interest, dividend,
       premium and redemption or early redemption
       of securities, debt service payments and any
       other payments whatsoever, voting rights and
       all such terms as are provided in domestic
       and/or international offerings of this nature
       including terms for such issue, or variation
       of the price or period of conversion of any
       securities into equity shares or issue of equity
       shares during the duration of the Securities
       or terms pertaining to early redemption of
       securities and/or conversion into equity shares
       as the Board may in its sole discretion deem
       appropriate; to do such acts, deeds and things
       as they, in its absolute discretion, may deem
       necessary or desirable in connection with the
       issue of the Securities and to give effect
       to these resolutions .....contd;

       .....contd; including, without limitation, the            Non-Voting    No vote
       following: i) seeking, if required, the consent
       of the Company's lenders, parties with whom
       the Company has entered into various commercial
       and other agreements, all concerned government
       and regulatory authorities in or outside India,
       and any other consents that may be required
       in connection with the issue and allotment
       of the Securities; ii) giving or authorizing
       the giving of such undertakings, declarations,
       affidavits, certificates, consents and authorities
       as may be required from time to time by concerned
       persons; and iii) settling any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment of securities as it may
       in its absolute discretion deem fit; for the
       purpose of giving effect to the above resolution
       and any offer, issue and allotment of securities,
       to take all such actions, give such directions
       and to do all such acts, deeds and things as
       may be necessary, desirable or incidental thereto
       and matters connected therewith including without
       limitation the entering into of arrangements/agreements
       for underwriting, marketing, listing of Securities,
       trading, appointment of Lead Manager(s), Advisor(s),
       Registrar(s), paying and conversion agent(s)
       and any other advisors, professionals and intermediaries
       and all such agencies as may be involved or
       concerned in such offerings of Securities and
       to issue and sign all deeds, documents, instruments
       and writings and to pay any fees, commission,
       costs, charges and other outgoings in relation
       thereto and to settle all questions whether
       in India or abroad, for the issue and to do
       all requisite filings with SEBI, the stock
       exchanges, the GOI, the RBI, if required and
       any other concerned authority in India or outside,
       and to do all such acts and things as may be
       necessary and expedient for, and incidental
       and ancillary to the issue, and to give such
       directions that may be necessary or arise in
       regard to or in connection with any such offer,
       issue or allotment of Securities and utilization
       of the issue proceeds, as it may, in its absolute
       discretion, deem fit and any such action, decision
       or direction of the Board shall be binding
       on all members; for the purpose of giving effect
       to the above resolutions and any offer, issue
       and allotment of securities, the Board hereby
       constitutes a Special Committee of the Board
       named the Issue Committee consisting of the
       following Directors, namely: Dr. Pamidi Kotaiah;
       Sri P. Narasimharamulu; Dr. Uddesh Kumar Kohli;
       Sri G.Bhaskara Rao and Sri G. Venkatesh Babuor,
       any of the powers herein conferred to give
       effect to the aforesaid resolutions to the
       Issue Committee and further authorizes the
       Issue Committee to take all such steps and
       to do all such acts, deeds, matters and things
       and accept any alterations or modification(s)
       as they may deem fit and proper and give such
       directions as may be necessary to settle any
       question or difficulty that may arise in regard
       to issue and allotment of equity shares including
       but not limited to: a) to decide on the timing,
       pricing and all the terms and conditions of
       the issue, including the price, and to accept
       any amendments, modifications, variations or
       alterations thereto; b) approving the offer
       document and filing the same with the any authority
       or persons as may be required; c) to affix
       the Common Seal of the Company on any agreement(s)/
       documents as may be required to be executed
       in connection with the above, in the presence
       of any Director of the Company and persons
       authorized who shall sign the same in token
       thereof; d) arranging the delivery and execution
       of all contracts, agreements and all other
       documents, deeds, and instruments as may be
       required or desirable in connection with the
       issue of equity shares by the Company; e) opening
       such banks accounts and demat accounts as may
       be required for the transaction; f) to do all
       such acts, deeds, matters and things and execute
       all such other documents and pay all such fees,
       as it may, in its absolute discretion, deem
       necessary or desirable for the purpose of the
       transactions; g) to make all such necessary
       applications with the appropriate authorities
       and make the necessary regulatory filings in
       this regard; h) making applications for listing
       of the equity shares of the Company on 1 or
       more stock exchange(s)and to execute and to
       deliver or arrange the delivery of the listing
       agreement(s) or equivalent documentation to
       the concerned stock exchange(s); and i) to
       authorize or delegate all or any of the powers
       herein above conferred to any or more persons,
       if need be




--------------------------------------------------------------------------------------------------------------------------
 LAND AND HOUSE PUBLIC CO LTD                                                                Agenda Number:  701915386
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5172C198
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  TH0143010Z16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 547030 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to certify the minutes of the AGM of              Mgmt          No vote
       shareholders No. 1/2551

2.     Acknowledge the report on the Company's operating         Mgmt          No vote
       results in respect for the YE 31 DEC 2008

3.     Approve the balance sheet and the profit and              Mgmt          No vote
       loss statements for the YE 31 DEC 2008

4.     Approve the appropriation of the profits, distribution    Mgmt          No vote
       of dividends and legal reserve for the year
       2008

5.1    Appoint Mr. Anant Asavabhokhin as a Director              Mgmt          No vote
       replacing who retired by rotation

5.2    Appoint Mr. Payong Sakdejyong as a Director               Mgmt          No vote
       replacing who retired by rotation

5.3    Appoint Mr. Chalerm Kietitanabumroong as a Director       Mgmt          No vote
       replacing who retired by rotation

5.4    Appoint Mr. Adirom Thananum-narapool as a Director        Mgmt          No vote
       replacing who retired by rotation

5.5    Appoint Mr. Naporn Sunthornchitcharoen as a               Mgmt          No vote
       Director replacing who retired by rotation

5.6    Appoint Mr. Adisak Atirartkul as a Director               Mgmt          No vote
       replacing who retired by rotation

5.7    Appoint Mr. Pratip Wongnirund as a Director               Mgmt          No vote
       replacing who retired by rotation

5.8    Appoint Mr. Pakhawat Kovithvathanaphong as a              Mgmt          No vote
       Director replacing who retired by rotation

5.9    Appoint Dr. Siri Ganjarerndee as a Director               Mgmt          No vote
       replacing who retired by rotation

5.10   Appoint Dr. Seek Ngee Huat as a Director replacing        Mgmt          No vote
       who retired by rotation

5.11   Appoint Mr. Lin Swe Guan as a Director replacing          Mgmt          No vote
       who retired by rotation

6.     Approve the remuneration to Directors for year            Mgmt          No vote
       2009

7.     Appoint the Auditors and fix their remuneration           Mgmt          No vote

8.     Approve the issuance and offering for sale of             Mgmt          No vote
       debenture with total value of up to 10 billion
       BAHT

9.     Any other business [if any]                               Mgmt          No vote




--------------------------------------------------------------------------------------------------------------------------
 LAND AND HOUSE PUBLIC CO LTD                                                                Agenda Number:  701917152
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5172C180
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  TH0143010Z08
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 546982 DUE TO DUE TO RECEIPT OF DIRECTORS
       NAMES. THANK YOU.

1.     Approve to certify the minutes of the AGM of              Non-Voting    No vote
       shareholders No. 1/2551

2.     Acknowledge the report on the Company's operating         Non-Voting    No vote
       results in respect for the YE 31 DEC 2008

3.     Approve the balance sheet and the profit and              Non-Voting    No vote
       loss statements for the YE 31 DEC 2008

4.     Approve the appropriation of the profits, distribution    Non-Voting    No vote
       of dividends and legal reserve for the year
       2008

5.1    Appoint Mr. Anant Asavabhokhin as a Director              Non-Voting    No vote
       replacing who retired by rotation

5.2    Appoint Mr. Payong Sakdejyong as a Director               Non-Voting    No vote
       replacing who retired by rotation

5.3    Appoint Mr. Chalerm Kietitanabumroong as a Director       Non-Voting    No vote
       replacing who retired by rotation

5.4    Appoint Mr. Adirom Thananum-narapool as a Director        Non-Voting    No vote
       replacing who retired by rotation

5.5    Appoint Mr. Naporn Sunthornchitcharoen as a               Non-Voting    No vote
       Director replacing who retired by rotation

5.6    Appoint Mr. Adisak Atirartkul as a Director               Non-Voting    No vote
       replacing who retired by rotation

5.7    Appoint Mr. Pratip Wongnirund as a Director               Non-Voting    No vote
       replacing who retired by rotation

5.8    Appoint Mr. Pakhawat Kovithvathanaphong as a              Non-Voting    No vote
       Director replacing who retired by rotation

5.9    Appoint Dr. Siri Ganjarerndee as a Director               Non-Voting    No vote
       replacing who retired by rotation

5.10   Appoint Dr. Seek Ngee Huat as a Director replacing        Non-Voting    No vote
       who retired by rotation

5.11   Appoint Mr. Lin Swe Guan as a Director replacing          Non-Voting    No vote
       who retired by rotation

6.     Approve the remuneration to Directors for year            Non-Voting    No vote
       2009

7.     Appoint the Auditors and fix their remuneration           Non-Voting    No vote

8.     Approve the issuance and offering for sale of             Non-Voting    No vote
       debenture with total value of up to 10 billion
       BAHT

9.     Any other business [if any]                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 LANDMARKS BHD                                                                               Agenda Number:  701987527
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5182G106
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  MYL1643OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the YE 31 DEC 2008 together with the reports
       of the Directors and Auditors thereon

2.     Approve the payment of the Director's fees of             Mgmt          For                            For
       MYR 319,999.00

3.A    Re-elect Dato' Abdul Malek bin Abdul Hamid as             Mgmt          For                            For
       a Director, who retires in accordance with
       Article 63 of the Company's Articles of Association

3.B    Re-elect Mr. Gabriel Teo Yee Yen as a Director,           Mgmt          For                            For
       who retires in accordance with Article 63 of
       the Company's Articles of Association

4.     Re-elect Mr. Bernard Chong Lip Tau, who retires           Mgmt          For                            For
       in accordance with Article 68 of the Company's
       Articles of Association

5.     Re-appoint Messrs KPMG as the Auditors and authorize      Mgmt          For                            For
       the Directors to fix their remuneration

6.     Authorize the Directors, subject to the approval          Mgmt          For                            For
       of the Securities Commission and any other
       governmental or regulatory authority and pursuant
       to Section 132D of the Companies Act, 1965,
       from time to time, to issue and allot ordinary
       shares from the unissued share capital of the
       Company upon such terms and conditions and
       at such times as may be determined by the Directors
       in their absolute discretion provided that
       the aggregate number of shares issued pursuant
       to this resolution during the preceding 12
       months does not exceed 10% of the issued capital
       of the Company for the time being and to obtain
       approval for the listing of and quotation for
       the additional shares so issued on Bursa Malaysia
       Securities Berhad; [Authority shall continue
       in force until the conclusion of the next AGM
       of the Company]

7.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       at any time and from time to time, to offer
       and grant to Mr. Sulip R Menon, the Non-Independent
       Non-Executive Director of the Company, options
       to subscribe for such number of new ordinary
       shares of MYR 1.00 each in Landmarks ['Landmarks
       Shares'] to be allocated to him under the Employees'
       Share Option Scheme ['Scheme'], subject to
       the not more than 50% of the total new Landmarks
       Shares made available under the Scheme should
       be allocated, in aggregate, to Executive Directors
       and Non-Executive Directors and Senior Management
       of the Company and its subsidiaries [excluding
       subsidiaries which are dormant]; and not more
       than 10% of the total new Landmarks Shares
       made available under the Scheme will be allocated
       to any eligible person [as defined in the By-Laws
       of the Scheme] who, either singly or collectively
       through persons connected with him, holds 20%
       or more of the issued and paid-up share capital
       of Landmarks, provided always that it is in
       accordance with the By-Laws of the Scheme,
       any prevailing guidelines issued by Bursa Malaysia
       Securities Berhad ['Bursa Securities'], the
       Listing Requirements of Bursa Securities or
       any other relevant authorities as amended from
       time to time

8.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       at any time and from time to time, to offer
       and grant to Mr. Daryl Sim Swee Kheng, the
       Executive Director of the Company, options
       to subscribe for such number of new ordinary
       shares of MYR 1.00 each in Landmarks ['Landmarks
       Shares'] to be allocated to him under the Employees'
       Share Option Scheme ['Scheme'], subject to
       the not more than 50% of the total new Landmarks
       Shares made available under the Scheme should
       be allocated, in aggregate, to Executive Directors
       and Non-Executive Directors and Senior Management
       of the Company and its subsidiaries [excluding
       subsidiaries which are dormant]; and not more
       than 10% of the total new Landmarks Shares
       made available under the Scheme will be allocated
       to any eligible person [as defined in the By-Laws
       of the Scheme] who, either singly or collectively
       through persons connected with him, holds 20%
       or more of the issued and paid-up share capital
       of Landmarks, provided always that it is in
       accordance with the By-Laws of the Scheme,
       any prevailing guidelines issued by Bursa Malaysia
       Securities Berhad ['Bursa Securities'], the
       Listing Requirements of Bursa Securities or
       any other relevant authorities as amended from
       time to time

9.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       at any time and from time to time, to offer
       and grant to Mr. Bernard Chong Lip Tau, the
       Independent Non-Executive Director of the Company,
       options to subscribe for such number of new
       ordinary shares of MYR 1.00 each in Landmarks
       ['Landmarks Shares'] to be allocated to him
       under the Employees' Share Option Scheme ['Scheme'],
       subject to the not more than 50% of the total
       new Landmarks Shares made available under the
       Scheme should be allocated, in aggregate, to
       Executive Directors and Non-Executive Directors
       and Senior Management of the Company and its
       subsidiaries [excluding subsidiaries which
       are dormant]; and not more than 10% of the
       total new Landmarks Shares made available under
       the Scheme will be allocated to any eligible
       person [as defined in the By-Laws of the Scheme]
       who, either singly or collectively through
       persons connected with him, holds 20% or more
       of the issued and paid-up share capital of
       Landmarks, provided always that it is in accordance
       with the By-Laws of the Scheme, any prevailing
       guidelines issued by Bursa Malaysia Securities
       Berhad ['Bursa Securities'], the Listing Requirements
       of Bursa Securities or any other relevant authorities
       as amended from time to time

10.    Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 LARGAN PRECISION CO LTD                                                                     Agenda Number:  701961004
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y52144105
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0003008009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The establishment for the rules of the Board              Non-Voting    No vote
       Meeting

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profits distribution: TWD 10             Mgmt          For                            For
       par shares, proposed stock dividend: 20 per
       for 1,000 shares held

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans, endorsement and guarantee

B.6    Approve the joint-venture in People's Republic            Mgmt          For                            For
       of China

B.7    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.8    Others issues and extraordinary motions                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 LARSEN & TOUBRO LTD                                                                         Agenda Number:  701646688
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5217N159
    Meeting Type:  OTH
    Meeting Date:  09-Jul-2008
          Ticker:
            ISIN:  INE018A01030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 489033 DUE TO CHANGE IN PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 293[1][a]
       and other applicable provisions, if any, of
       the Companies Act, 1956, and the Memorandum
       and Articles of Association of the Company,
       and subject to other permissions and approvals
       as may be required, to transfer, sell and/or
       dispose of the Medical Equipment & System [MED]
       Business Unit of the Company to its subsidiary
       Company or to any other entity as may be approved
       by the Board of Directors [including any Committee
       thereof], as a going concern or otherwise at
       such price and on such terms and conditions
       as may be decided by the Board of Directors
       with the power to the Board of Directors to
       finalize and execute necessary documents including
       agreements, deeds of assignment/conveyance
       and other documents and to do all such other
       acts, deeds, matters and things as may be deemed
       necessary and expedient in their discretion
       for completion of transfer/sale of the said
       undertaking; and to delegate all or any of
       the powers herein conferred in such manner
       as they may deem fit




--------------------------------------------------------------------------------------------------------------------------
 LARSEN & TOUBRO LTD                                                                         Agenda Number:  701668278
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5217N159
    Meeting Type:  AGM
    Meeting Date:  29-Aug-2008
          Ticker:
            ISIN:  INE018A01030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2008, the profit & loss account for the
       YE on that date, the reports of the Board of
       Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. J.P. Nayak as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. Y.M. Deosthalee as a Director,             Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. M.M. Chitale as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Appoint Mr. N. Mohan Raj, as a Director                   Mgmt          For                            For

7.     Re-appoint Mr. K. Venkataramanan as a Director,           Mgmt          For                            For
       who retires by rotation

8.     Appoint Mr. S. Rajgopal as a Director                     Mgmt          For                            For

9.     Appoint Mr. A.K. Jain as a Director                       Mgmt          For                            For

10.    Approve, pursuant to Section 269 and other applicable     Mgmt          For                            For
       provisions, if any, of the Companies Act 1956,
       read with the Schedule XIII of the said Act,
       the re-appointment of Mr. A.M. Naik as the
       Chairman & Managing Director of the Company
       with effect from 13 APR 2009 to 31 SEP 2012
       on remuneration fixed by the Board, from time
       to time, within the limits fixed by the Members

11.    Approve, pursuant to Section 269 and other applicable     Mgmt          For                            For
       provisions, if any, of the Companies Act 1956,
       read with the Schedule XIII of the said Act,
       the re-appointment of Mr. J.P. Nayak as the
       Whole-time Director of the Company with effect
       from 13 NOV 2008 to 31 MAR 2008 on remuneration
       fixed by the Board, from time to time, within
       the limits fixed by the Members

12.    Approve, pursuant to Section 269 and other applicable     Mgmt          For                            For
       provisions, if any, of the Companies Act, 1956
       read with the Schedule XIII of the said Act,
       the re-appointment of Mr. K. Venkataramanan
       as the Whole-time Director of the Company with
       effect from 28 MAY 2009 to 30 JUN 2012 on remuneration
       as fixed by the Board from time to time within
       the limits fixed by the Members

13.    Approve, pursuant to Section 269 and other applicable     Mgmt          For                            For
       provisions, if any, of the Companies Act 1956
       read with the Schedule XIII of the said Act,
       the re-appointment of Mr. K.V. Rangaswami as
       the Whole-time Director of the Company with
       effect from 08 FEB 2009 to 30 JUN 2011 on remuneration
       as fixed by the Board from time to time within
       the limits fixed by the Members

14.    Approve, pursuant to Section 269 and other applicable     Mgmt          For                            For
       provisions, if any, of the Companies Act 1956
       read with the Schedule XIII of the said Act,
       the re-appointment of Mr. V.K. Magapu as a
       Whole-time Director of the Company with effect
       from 06 JUL 2009 to 30 SEP 2012 on remuneration
       as fixed by the Board from time to time within
       the limits fixed by the Members

15.    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [the Board, which term shall be deemed to include
       any Committee thereof], that in accordance
       with the applicable provisions of the Companies
       Act, 1956, or any amendment or re-enactment
       thereof and Article 153 of the Articles of
       Association of the Company and subject to the
       guidelines issued by the Securities and Exchange
       Board of India [SEBI] in this behalf and subject
       to such approvals, consents, permissions and
       sanctions as may be necessary from appropriate
       authorities, consent, for capitalization of
       a sum not exceeding INR 61,44,47,064 from the
       securities premium account, general reserves
       or any other permitted reserves/ surplus of
       the Company for the purpose of issue of bonus
       shares of INR 2 each, credited as fully paid-up
       to the holders of the equity shares of the
       Company whose names shall appear on the register
       of Members on the record date determined by
       the Board or a Committee thereof for the purpose,
       in the proportion of 1 bonus share of INR 2
       for every 1 fully paid-up equity share of INR
       2 held by them and that the bonus shares so
       distributed shall, for all purposes, be treated
       as an increase in the paid up capital of the
       Company held by each such Member, and not as
       income; approve the stock options [whether
       vested, unvested or yet to be granted] under
       the Employee Stock Option Schemes be suitably
       adjusted; that the bonus shares so allotted
       shall rank pari passu in all respects with
       the fully paid-up equity shares of the Company
       as existing on the record date, save and except
       that they shall not be entitled to any dividend
       for the FYE 31 MAR 2008 and any other dividend
       that may be declared before the Record date;
       that the bonus shares so allotted shall always
       be subject to the terms and conditions contained
       in the Memorandum and Articles of Association
       of the Company; that no letter of allotment
       shall be issued in respect of the bonus shares
       and in the case of Members who hold shares
       or opt to receive the shares in dematerialized
       form, the bonus shares shall be credited to
       the respective beneficiary accounts of the
       Members with their respective Depository Participants
       and in the case of Members who hold equity
       shares in certificate form, the share certificates
       in respect of the bonus shares shall be despatched,
       within such time as prescribed by Law and the
       relevant authorities; that the issue and allotment
       of the bonus shares to Non-Resident Members,
       Foreign Institutional Investors (FIIs) & other
       foreign investors, be subject to the approval
       of the Reserve Bank of India, as may be necessary;
       and authorize the Board to take necessary steps
       for listing of such shares on the Stock Exchanges
       where the securities of the Company are listed
       as per the provisions of the Listing Agreements
       with the concerned Stock Exchanges and other
       applicable guidelines, rules and regulations;
       to do all such acts, deeds, matters and things
       and to give such directions as may be necessary
       or expedient, and to settle any question, difficulty
       or doubt that may arise in this regard as the
       Board in its absolute discretion may deem necessary
       or desirable and its decision shall be final
       and binding

S.16   Authorize the Board, in accordance with the               Mgmt          For                            For
       provisions of Section 81(lA) and other applicable
       provisions, if any, of the Companies Act, 1956,
       Foreign Exchange Management Act, 1999, Securities
       and Exchange Board of India [Disclosure and
       Investor Protection] Guidelines, 2000 [SEBI
       Guidelines], Listing Agreements entered into
       by the Company with the Stock Exchange where
       the Securities of the Company are listed, enabling
       provisions in the Memorandum and Articles of
       Association, of the Company as also provisions
       of any other applicable laws, rules and regulations
       [including any amendments thereto or re-enactments
       thereof for the time being in force] and subject
       to such approvals, consents, permissions and
       sanctions of the securities and Exchange Board
       of India [SEBI], Government of India [GOI],
       Reserve Bank of India [RBI] and an other appropriate
       and/concerned authorities, or bodies and subject
       to such conditions and modifications, as may
       be prescribed. by any of them in granting such
       approvals, conserve, permissions and sanctions
       which may be agreed to by the Board of Directors
       of the Company [the Board which term shall
       be deemed to include any Committee which the
       Board may have constituted or hereafter constitute
       for the time being exercising the powers conferred
       on the Board by this resolution], to offer,
       issue and allot, by way of Qualified Institutions
       Placement [QIP], to Qualified Institutional
       Buyers [QIBs] in terms of Chapter XIII-A of
       the SEBI Guidelines, whether or not such Investors
       are Members of the Company, through one or
       more placements of equity shares/fully convertible
       debentures/partly convertible debentures or
       any securities other than warrants which are
       convertible into or exchangeable with equity
       shares at a later date [herein referred to
       as Securities] not exceeding USD 600 mn or
       INR 2400 crore, if higher [including green
       shoe option], as the Board may determine in
       accordance with the SEBI Guidelines and where
       necessary in consultation with the lead Managers,
       Underwriters, Merchant Bankers, Guarantors,
       Financial and/or Legal Advisors, Rating Agencies/
       Advisors, Depositories, Custodians, Principal
       Paying/ Transfer/Conversion agents, Listing
       agents, Registrars, Trustees, Printers, Auditors,
       Stabilizing agents and all other Agencies/Advisors;
       that the QIP issue shall be completed within
       12 months from the date of this AGM, and the
       equity shares so issued shall rank pari passu
       with the existing equity shares of the Company
       in all respects to be offered and allotted
       to the QIBs shall be in dematerialized form;
       for the purpose of giving effect to any offer,
       issue or allotment of Securities, to do all
       such acts, deeds, matters and things as it
       may, in absolute discretion, deem necessary
       or desirable for such purpose, including without
       limitation, the determination of the terms
       thereof, for entering into arrangements for
       managing, underwriting, marketing, listing
       and trading, to issue placement documents and
       to sign all deeds, documents and writings and
       to pay any fees, commissions, remuneration,
       expenses relating thereto and with power on
       behalf of the Company to settle alt questions,
       difficulties or doubts that may arise in regard
       to such offer(s) or issue(s) or allotment(s)
       as it may, in its absolute discretion, deem
       fit; authorize the Board to appoint Lead Manager(s)
       in offerings of Securities and to remunerate
       them by way of commission, brokerage, fees
       or the like and also to enter into and execute
       all such arrangements, agreements, memoranda,
       documents. etc. with Lead Manager(s); of the
       Company do apply for listing of the Securities
       as may be issued with the Bombay Stock Exchange
       limited and National Stock Exchange of India
       Limited or any other Stock Exchange(s); do
       apply to the National Securities depository
       limited and/or Central Depository Services
       [India] Limited for admission of the above
       said Securities to be allotted on QIP basis;
       to create necessary charge on such of the assets
       and properties [whether present or future]
       of the Company and approve, to accept, finalize
       and execute facilities, sanctions, undertakings,
       agreements, promissory notes, credit limits
       and any of any documents and papers in connection
       with issue of securities, and authorize to
       delegate all or any of the powers herein conferred
       ,in such manner as it may deem fit

S.17   Re-appoint M/s. Sharp & Tannan, Chartered Accountants,    Mgmt          For                            For
       as the Auditors of the Company including all
       its branch offices, to hold the office until
       the conclusion of the next AGM at a remuneration
       of INR 68,00,000 exclusive of service tax,
       travelling and other out of pocket expenses




--------------------------------------------------------------------------------------------------------------------------
 LATVIJAS KUGNIECIBA, RIGA                                                                   Agenda Number:  701872562
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4817Q101
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  LV0000101103
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual reports for year 2008                  Mgmt          No Action

2.     Approve the distribution of profit for year               Mgmt          No Action
       2008

3.     Elect the Auditor for audit of annual reports             Mgmt          No Action
       for year 2009

4.     Amend the Articles of Association                         Mgmt          No Action

5.     Elect the Revision Committee                              Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 LEDESMA SA AGRICOLA INDUSTRIAL LEDE                                                         Agenda Number:  701688698
--------------------------------------------------------------------------------------------------------------------------
        Security:  P62457109
    Meeting Type:  AGM
    Meeting Date:  18-Sep-2008
          Ticker:
            ISIN:  ARP624571096
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Approve the designation of 2 shareholders and             Mgmt          No Action
       sign the minutes of the meeting

2.     Receive the annual report from the Board and              Mgmt          No Action
       the External Audit, the annual audited financial
       statements for the FYE 31 MAY 08

3.     Approve to consider the compensation of the               Mgmt          No Action
       Board of Directors corresponding for the FYE
       on 31 MAY 08

4.     Approve the allocation of profits, consideration          Mgmt          No Action
       of the distribution of a cash distribution
       - ARS 20,000,000M corresponding for the FY
       No.95 ended on 31 MAY 08

5.     Approve to consideration of the compensation              Mgmt          No Action
       of the Supervisory Committee corresponding
       for the FYE on 31 MAY 08

6.     Approve the consideration of the performance              Mgmt          No Action
       to the Supervisory Committee corresponding
       for the FYE on 31 MAY 08

7.     Approve to determine the compensation to be               Mgmt          No Action
       paid to the Certifying Accountant for the FYE
       on 31 MAY 08, designation of the Certifying
       Accountant for the FY 2008

8.     Elect the Members of the Board of Directors               Mgmt          No Action

9.     Elect the Members of the Supervisory Committee            Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 LENOVO GROUP LTD                                                                            Agenda Number:  701651196
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5257Y107
    Meeting Type:  AGM
    Meeting Date:  25-Jul-2008
          Ticker:
            ISIN:  HK0992009065
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited accounts for the YE 31 MAR            Mgmt          For                            For
       2008 together with the reports of the Directors
       and the Auditors thereon

2.     Declare a final dividend for the issued ordinary          Mgmt          For                            For
       shares for the YE 31 MAR 2008

3.A    Re-elect Dr. Tian Suning as a Director                    Mgmt          For                            For

3.B    Re-elect Professor Woo Chia-Wei as a Director             Mgmt          For                            For

3.C    Re-elect Mr. Ting Lee Sen as a Director                   Mgmt          For                            For

3.D    Re-elect Mr. Liu Chuanzhi as a Director                   Mgmt          For                            For

3.E    Re-elect Mr. Zhu Linan as a Director                      Mgmt          For                            For

3.F    Authorize the Board of Directors to fix Directors'        Mgmt          For                            For
       fees

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Board of Directors of the
       Company to fix the Auditors' remuneration

5.     Authorize the Directors of the Company, pursuant          Mgmt          For                            For
       to Section 57B of the Companies Ordinance,
       to allot, issue and deal with additional ordinary
       shares in the share capital of the Company
       and to make or grant offers, agreements and
       options [including warrants, bonds, notes,
       debentures and other securities which carry
       rights to subscribe for or are convertible
       into ordinary shares] during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the issued ordinary share
       capital of the Company otherwise than pursuant
       to: i) a rights issue ii) an issue of shares
       upon the exercise of options granted under
       any share option scheme or similar arrangement
       for the time being adopted for the grant or
       issue of shares or rights to acquire shares
       in the Company; or iii) an issue of shares
       as scrip dividends pursuant to the Articles
       of Association of the Company from time to
       time; or iv) any issue of shares in the Company
       upon the exercise of subscription or conversion
       rights under the terms of any existing warrants
       of the Company or any existing securities of
       the Company which carry rights to subscribe
       for or are convertible into shares of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required to be held by the Companies
       Ordinance or the Articles of Association of
       the Company to be held]

6.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of the Company during the relevant period,
       on the Stock Exchange of Hong Kong Limited
       [the Stock Exchange] or any other stock exchange
       on which the shares of the Company may be listed
       and recognized by the Securities and Futures
       Commission and the Stock Exchange for such
       purposes, subject to and in accordance with
       all applicable Laws and the requirements of
       the rules governing the Listing of Securities
       on the Stock Exchange or of any other stock
       exchange as amended from time to time, not
       exceeding 10% of the aggregate nominal amount
       of the issued voting ordinary share capital
       of the Company; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required to
       be held by the Companies Ordinance or the Articles
       of Association of the Company to be held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, the general mandate granted to the
       Directors of the Company to allot, issue and
       deal with the shares pursuant to Resolution
       5 as specified, by addition to the aggregate
       nominal value of the share capital which may
       be allotted and issued or agreed conditionally
       or unconditionally to be allotted and issued
       by the Directors of the Company pursuant to
       such general mandate of an amount representing
       the aggregate nominal value of the issued voting
       ordinary shares capital of the Company repurchased
       by the Company pursuant to the mandate to repurchase
       shares of the Company as pursuant to Resolution
       6 as specified, provided that such amount does
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of passing this Resolution




--------------------------------------------------------------------------------------------------------------------------
 LETSHEGO HOLDINGS LIMITED, GABORONE                                                         Agenda Number:  701797029
--------------------------------------------------------------------------------------------------------------------------
        Security:  V6293D100
    Meeting Type:  EGM
    Meeting Date:  23-Jan-2009
          Ticker:
            ISIN:  BW0000000322
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Directors: to issue and allot               Mgmt          For                            For
       30,000,000 fully paid ordinary shares of Letshego
       Holdings Limited to applicants for a purchase
       price of BWP 12.00 per share pursuant to an
       Offer of Subscription on such terms and conditions
       as outlined in the Circular issued on 18 DEC
       2008; and to allot such number of Offer Shares,
       not applied for by the applicants, to the Underwriter
       in terms of an Underwriting Agreements, at
       the same purchase price per share




--------------------------------------------------------------------------------------------------------------------------
 LEWIS GROUP LIMITED, CAPE TOWN                                                              Agenda Number:  701657061
--------------------------------------------------------------------------------------------------------------------------
        Security:  S460FN109
    Meeting Type:  AGM
    Meeting Date:  15-Aug-2008
          Ticker:
            ISIN:  ZAE000058236
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 492482 DUE TO CHANGE IN NUMBERING OF RESOLUTIONS
       AND NUMBERED RESOLUTION CHANGED TO NON-NUMBERED
       AND NON-VOTABLE RESOLUTION. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

O.1    Approve the audited annual financial statements           Mgmt          For                            For
       of the Company and its subsidiaries for the
       YE 31 MAR 2008

O.2.1  Re-elect Mr. Hilton Saven as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

O.2.2  Re-elect Mr. Alan James Smart as a Director               Mgmt          For                            For
       of the Company, who retires in accordance with
       the Company's Articles of Association

O.3    Approve and ratify the remuneration of the Directors      Mgmt          For                            For
       for the YE 31 MAR 2008 as reflected in note
       17 to the financial statements, accompanying
       the notice of AGM

O.4    Approve the fees of the Directors for the year            Mgmt          For                            For
       to 31 MAR 2009, as specified

O.5    Appoint PricewaterhouseCoopers Inc as the Auditors        Mgmt          For                            For
       of the Company for the ensuing year

S.1    Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       as a general approval contemplated in Section
       85 and 89 of the Companies Act [Act No. 61
       of 1973], as amended, [the Companies Act],
       to acquire from time to time the issued shares
       of the Company, upon such terms and conditions
       and in such amounts as the Directors of the
       Company may from time to time determine, but
       subject to the Articles of Association of the
       Company and the provisions of the Companies
       Act and if an for so long as, the shares of
       the Company are listed on the JSE, subject
       also to the JSE Listing Requirements as presently
       constituted and which may be amended from time
       to time; any such acquisition of shares shall
       be affected through the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement between
       the Company and the counterparty [reported
       trades are prohibited] or other manner approved
       by the JSE; not exceeding in aggregate 20%
       [or 10%] of the Company's issued share capital
       in any 1 FY, at a price of not more than 10%
       above the weighted average market price of
       such shares over the previous 5 business days;
       [Authority expires the earlier of the next
       AGM or 15 months]; a paid press announcement
       will be published when the Company and/or its
       subsidiaries has/have acquired shares constituting,
       on a cumulative basis, 3% of the number of
       the shares of the class of shares repurchased
       in issue at the time of granting of this general
       authority and each time the Company acquires
       a further 3% of such shares thereafter; in
       the case of a derivative [as contemplated in
       the Listing Requirements of the JSE] the price
       of the derivative shall be subject to the limits
       as set out in Section 5.84(a) of the Listing
       Requirements of the JSE

O.6    Authorize each and every Director of the Company          Mgmt          For                            For
       to do all such things and sign all such documents
       as may be necessary for or incidental to the
       implementation of the resolutions passed at
       this meeting

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 LG CHEM LTD, SEOUL                                                                          Agenda Number:  701789185
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y52758102
    Meeting Type:  EGM
    Meeting Date:  23-Jan-2009
          Ticker:
            ISIN:  KR7051910008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the spin-off                                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LG CHEM LTD, SEOUL                                                                          Agenda Number:  701826945
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y52758102
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7051910008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LG CORP, SEOUL                                                                              Agenda Number:  701826692
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y52755108
    Meeting Type:  AGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  KR7003550001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements [expected dividend       Mgmt          For                            For
       per share: KRW 750 per ordinary shares, KRW
       800 per preferred shares]

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Auditor Committee Member                        Mgmt          For                            For

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LG DACOM CORPORATION, SEOUL                                                                 Agenda Number:  701813671
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5252V108
    Meeting Type:  AGM
    Meeting Date:  06-Mar-2009
          Ticker:
            ISIN:  KR7015940000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Approve the remuneration limit for the Director           Mgmt          For                            For

5.     Approve the change of severance payment for               Mgmt          Against                        Against
       the Director




--------------------------------------------------------------------------------------------------------------------------
 LG DISPLAY CO LTD                                                                           Agenda Number:  701800446
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5255T100
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7034220004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Approve the remuneration limit for Director               Mgmt          For                            For

4.     Approve to change the severance payment for               Mgmt          For                            For
       Director




--------------------------------------------------------------------------------------------------------------------------
 LG ELECTRONICS INC NEW                                                                      Agenda Number:  701816425
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5275H177
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7066570003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors: Outside Directors - 2 persons        Mgmt          For                            For
       [Messrs. Kim, Sang Hee, Lee, Kyu Min]

4.     Elect the Audit Committee Member as Outside               Mgmt          For                            For
       Directors - 2 persons [Messrs. Kim, Sang Hee,
       Hong, Sung Won]

5.     Approve the remuneration limit for the Director           Mgmt          For                            For

6.     Approve the change of Severance Payment for               Mgmt          Against                        Against
       Director

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF NAMES IN RESOLUTIONS 3 AND 4. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 LG HOUSEHOLD & HEALTH CARE LTD, SEOUL                                                       Agenda Number:  701816021
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5275R100
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7051900009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement: expected dividend        Mgmt          For                            For
       amount: KRW 2,000 Per ordinary share, KRW 2,050
       per preferred share

2.     Amend the Articles of Incorporation regarding             Mgmt          For                            For
       stock option, meeting notice, cancellation
       of shares and interim dividends

3.     Elect Mr. Lee Gyuil as an Inside Director                 Mgmt          For                            For

4.     Approve the total remuneration of the Inside              Mgmt          For                            For
       Directors and the Outside Directors




--------------------------------------------------------------------------------------------------------------------------
 LG LIFE SCIENCES LTD, SEOUL                                                                 Agenda Number:  701825652
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y52767103
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7068870005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LG TELECOM LTD                                                                              Agenda Number:  701826919
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5276R125
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7032640005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements: Excepted Cash           Mgmt          For                            For
       Dividend: KRW 200 per shares

2.     Approve the partial amendment to Article of               Mgmt          For                            For
       Incorporation

3.     Elect 2 outside Directors                                 Mgmt          For                            For

4.     Elect 2 Auditor Committee Members                         Mgmt          For                            For

5.     Approve the limit of remuneration for Directors           Mgmt          For                            For

6.     Approve the amendment to retirement benefit               Mgmt          For                            For
       plan for Directors




--------------------------------------------------------------------------------------------------------------------------
 LI NING CO LTD                                                                              Agenda Number:  701887789
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5496K124
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  KYG5496K1242
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the reports of the Directors and the Auditors
       of the Company for the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.a.1  Re-elect Mr. Zhang Zhi Yong as an Executive               Mgmt          For                            For
       Director

3.a.2  Re-elect Mr. Chong Yik Kay as an Executive Director       Mgmt          For                            For

3.a.3  Re-elect Mr. Lim Meng Ann as a Non-Executive              Mgmt          For                            For
       Director

3.a.4  Re-elect Ms. Wang Ya Fei as an Independent Non-Executive  Mgmt          For                            For
       Director

3.b    Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors

4.     Re-appoint PricewaterhouseCoopers, Certified              Mgmt          For                            For
       Public Accountants, as the Auditor of the Company
       and authorize the Board of the Directors of
       the Company to fix their remuneration

5.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       Company and to make or grant offers, agreements
       and options or warrants which would or might
       require the exercise of such powers during
       and after the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       share capital of the Company in issue as at
       the date of the passing of this resolution
       and the said mandate shall be limited accordingly
       otherwise than pursuant to: i) a rights issue
       [as specified]; or ii) any option scheme or
       similar arrangement for the time being adopted
       by the Company for the purpose of granting
       or issuing shares or rights to acquire shares
       of the Company to the Directors, Officers and/or
       employees of the Company and/or any of its
       subsidiaries; or iii) any scrip dividend or
       similar arrangement pursuant to the Articles
       of Association of the Company from time to
       time; [Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       the expiration of the period within which the
       next AGM of the Company is required by the
       Company's Articles of Association or any applicable
       law to be held]

6.     Authorize the Directors of the Company during             Mgmt          For                            For
       the relevant period [as specified] to repurchase
       or otherwise acquire shares of HKD 0.10 each
       in the capital of the Company in accordance
       with all applicable laws and the requirements
       of the Rule Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited,
       not exceeding 10% of the aggregate nominal
       amount of the share capital of the Company
       in issue as at the date of the passing of this
       resolution; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Company's Articles of Association or any
       applicable law to be held]

7.     Approve, conditional upon the passing of the              Mgmt          For                            For
       Resolutions 5 and 6, to add the aggregate nominal
       amount of the shares which are repurchased
       or otherwise acquired by the Company pursuant
       to Resolution 6 to the aggregate nominal amount
       of the shares which may be issued pursuant
       to Resolution 5

8.     Amend the Share Option Scheme adopted by the              Mgmt          For                            For
       Company on 05 JUN 2004, as specified




--------------------------------------------------------------------------------------------------------------------------
 LIANHUA SUPERMARKET HLDGS CO LTD                                                            Agenda Number:  701954782
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5279F102
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  CNE1000003P2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 558537 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company [the Board] for the YE 31 DEC
       2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve the consolidated audited financial statements     Mgmt          For                            For
       of the Company and the report of the international
       Auditors for the YE 31 DEC 2008

4.     Approve the profit distribution proposal of               Mgmt          For                            For
       the Company and the relevant declaration and
       payable of a final dividend of RMB 0.15 per
       share [inclusive of tax] of the Company for
       the YE 31 DEC 2008

5.     Re-appoint Shanghai Certified Public Accountants          Mgmt          For                            For
       as the Company's PRC Auditors and PricewaterhouseCoopers
       as the Company's International Auditors for
       the period from the conclusion of the AGM of
       the Company for the year 2008 to the conclusion
       of the AGM of the Company for the year 2009
       and authorize the Board to fix their respective
       remuneration

6.     Authorize the Board to determine, declare and             Mgmt          For                            For
       pay the interim dividend of the Company for
       the 6 months ended 30 JUN 2009 provided that
       the aggregate amount of which shall not exceed
       30% of the net profit [after taxation] of the
       Company for the same period

7.I    Appoint Mr. Ma Xinsheng as a Non-Executive Director       Mgmt          For                            For
       of the Company

7.II   Appoint Mr. Xu Bo as a Non-Executive Director             Mgmt          For                            For
       of the Company

8.     Appoint Mr. Chen Jianjun as a Supervisor of               Mgmt          For                            For
       the Company

9.     Re-appoint Shanghai Certified Public Accountants          Mgmt          For                            For
       as the Company's PRC Auditors and appoint Deloitte
       Touche Tohmatsu as the Company's International
       Auditors from the conclusion of the AGM of
       the Company for the year 2008 to the conclusion
       of the AGM of the Company for the year 2009
       and authorize the Board to fix their respective
       remuneration

10.    Other matters                                             Mgmt          For                            Against

S.1    Authorize the Directors of the Company [the               Mgmt          Against                        Against
       Directors] an unconditional general mandate
       to issue, allot and deal with additional overseas
       listed foreign shares in the capital of the
       Company with a Renminbi-denominated par value
       of RMB 1.00 each which shares are subscribed
       for and traded in Hong Kong Dollars [H Shares]
       and to make or grant offers, agreements and
       options in respect thereof, subject to the
       conditions: such mandate shall not extend beyond
       the relevant period, the aggregate nominal
       amount of shares allotted or agreed conditionally
       or unconditionally to be allotted [whether
       pursuant to an option or otherwise] by the
       Board otherwise than pursuant to i) a rights
       issue; ii) the exercise of rights of subscription
       or conversion under the terms of any warrants
       issued by the Company, or any securities which
       are convertible into ordinary shares of the
       Company; and iii) any option scheme or similar
       arrangement for the time being adopted for
       the grant or issue to officers and/or employees
       of the Company and/or any of its subsidiaries
       of shares or rights to acquire shares of the
       Company, shall not exceed the aggregate of
       20% of the aggregate nominal amount of the
       H Shares in issue at the date of passing of
       this Resolution; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM or any applicable law to be held]




--------------------------------------------------------------------------------------------------------------------------
 LIANHUA SUPERMARKET HOLDINGS CO LTD                                                         Agenda Number:  701763561
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5279F102
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2008
          Ticker:
            ISIN:  CNE1000003P2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" ONLY FOR RESOLUTIONS
       1 AND 2. THANK YOU.

1.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [the 'Board'] to adopt a new remuneration policy
       [Note 1] for the Executive Directors and Supervisors
       [who is/are entitled to receive remuneration
       from the Company] of the Company commencing
       from 01 JAN 2008 to the expiration of the term
       of the third session of the Board: and within
       the aforesaid scope of the new remuneration
       policy, to determine the remuneration and incentive
       policy and bonus distribution proportion to
       the Executive Directors and Supervisors [who
       is/are entitled to receive remuneration from
       the Company] of the Company based on the business
       performance of the Company for each year

2.     Other matters                                             Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 LIBERTY GROUP LTD                                                                           Agenda Number:  701721068
--------------------------------------------------------------------------------------------------------------------------
        Security:  S44330116
    Meeting Type:  SCH
    Meeting Date:  21-Oct-2008
          Ticker:
            ISIN:  ZAE000057360
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the scheme of arrangement [the Scheme]            Mgmt          For                            For
       in terms of Section 311 of the Companies Act,
       No. 61 of 1973, as amended [the Companies Act],
       between the Liberty Group Limited [Liberty],
       a registered long-term insurer, and the shareholders
       of Liberty [Liberty shareholders]




--------------------------------------------------------------------------------------------------------------------------
 LIBERTY HOLDINGS LTD                                                                        Agenda Number:  701873235
--------------------------------------------------------------------------------------------------------------------------
        Security:  S44440121
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  ZAE000127148
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Adopt the audited financial statements for the            Mgmt          For                            For
       YE 31 DEC 2008

O.2    Approve the remuneration of the Chairman of               Mgmt          For                            For
       the Board of ZAR 1,685,000 for the YE 31 DEC
       2009

O.3    Approve the remuneration of the Non-Executive             Mgmt          For                            For
       Directors of ZAR 162,000 per Non-Executive
       Director for the YE 31 DEC 2009

O.4    Approve the remuneration of the International             Mgmt          For                            For
       Non-Executive Directors of GBP 50,000 per International
       Non-Executive Director for the YE 31 DEC 2009

O.5    Approve the remuneration of the Chairman of               Mgmt          For                            For
       the Audit and Actuarial Committee of ZAR 250,000
       for the YE 31 DEC 2009

O.6    Approve the remuneration of the Members of the            Mgmt          For                            For
       Audit and Actuarial Committee of ZAR 120,000
       per Member for the YE 31 DEC 2009

O.7    Approve the remuneration of the Chairman of               Mgmt          For                            For
       the Risk Committee of ZAR 250,000 for the YE
       31 DEC 2009

O.8    Approve the remuneration of the Members of the            Mgmt          For                            For
       Risk Committee of ZAR 120,000 per Member for
       the YE 31 DEC 2009

O.9    Approve the remuneration of the Chairman of               Mgmt          For                            For
       the Remuneration Committee of ZAR 150,000 for
       the YE 31 DEC 2009

O.10   Approve the remuneration of the Members of the            Mgmt          For                            For
       Remuneration Committee of ZAR 70,000 per Member
       for the YE 31 DEC 2009

O.11   Approve the remuneration of the Chairman of               Mgmt          For                            For
       the Transformation Committee of ZAR 114,000
       for the YE 31 DEC 2009

O.12   Approve the remuneration of the Members of the            Mgmt          For                            For
       Transformation Committee of ZAR 57,000 per
       Member for the YE 31 DEC 2009

O.13   Approve the remuneration of the Members of the            Mgmt          For                            For
       Directors' Affairs Committee of ZAR 30,000
       per Member for the YE 31 DEC 2009

O.14   Re-elect Mr. S. J. Macozoma as a Director, who            Mgmt          For                            For
       retire in accordance with the provisions of
       the Company's Articles of Association

O.15   Re-elect Mr. J. H. Maree as a Director, who               Mgmt          For                            For
       retire in accordance with the provisions of
       the Company's Articles of Association

O.16   Re-elect Mr. A. Romanis as a Director, who retire         Mgmt          For                            For
       in accordance with the provisions of the Company's
       Articles of Association

O.17   Re-elect Mr. H. I. Appelbaum as a Director,               Mgmt          For                            For
       who retire in accordance with the provisions
       of the Company's Articles of Association

O.18   Re-elect Mr. A. P. Cunningham as a Director,              Mgmt          For                            For
       who retire in accordance with the provisions
       of the Company's Articles of Association

O.19   Re-elect Mr. M. P. Moyo as a Director, who retire         Mgmt          For                            For
       in accordance with the provisions of the Company's
       Articles of Association

O.20   Authorize the Directors of the Company, all               Mgmt          For                            For
       the unissued ordinary shares be placed under
       the control of the Directors of the Company,
       subject to the provisions of the Companies
       Act, 1973 and the Listings Requirements of
       the JSE Limited to allot and issue such shares
       in their discretion on such terms and conditions
       as and when they deem it fit to do so, subject
       to i) the aggregate number of ordinary shares
       to be allotted and issued in terms of this
       resolution being limited to 2.5% of the number
       of ordinary shares in issue at 31 DEC 2008,
       in addition to any ordinary shares reserved
       for the purpose of carrying out the terms of
       the Company's Share Incentive Schemes, particulars
       of which are set out in the annual report for
       2008, ii) any issue of ordinary shares for
       cash being authorized and governed by Resolution
       O.22

O.21   authorize the Directors of the Company, to place          Mgmt          For                            For
       all the unissued redeemable cumulative preference
       shares and the unissued convertible redeemable
       cumulative preference shares of the Company
       under the Directors of the Company, and subject
       to the provisions of the Companies Act, 1973
       and the Listings Requirements of the JSE Limited,
       to allot and issue such shares in their discretion
       on such terms and conditions as and when they
       deem it fit to do so

O.22   Authorize the Directors, with the exception               Mgmt          For                            For
       of a pro rata rights offer to the Members and
       subject to the passing of Resolution O.20 and
       the Listings Requirements of the JSE Limited
       [the Listings Requirements], to issue ordinary
       shares of 8,3333333 cents each for cash as
       and when suitable situations arise, subject
       to the following limitations: that the equity
       securities, which are the subject of the issue
       for cash, be of a class already in issue, or
       where this is not the case, must be limited
       to such securities or rights that are convertible
       into a class already in issue; that the equity
       securities be issued to persons qualifying
       as public shareholders as defined in the Listings
       Requirements, and not to related parties; that
       issues in the aggregate in any 1 FY [including
       the number to be issued in the future as a
       result of the exercise of options or conversion
       of convertible securities issued in that same
       FY] will not exceed 2.5% of the number of shares
       of any class of the Company's issued share
       capital, including instruments which are compulsorily
       convertible into shares of that class; that,
       in determining the price at which an issue
       of shares will be made in terms of this authority,
       the maximum discount permitted will be 10%
       of the weighted average traded price of the
       shares in question, as determined over the
       30 business days prior to the date that the
       price of the issue is agreed between the issuer
       and the party subscribing for the securities;
       the number of securities which may be issued
       shall be based on the number of securities
       of that class in issue added to those that
       may be issued in future in terms of the Company's
       share incentive schemes and the conversion
       of any issued convertible securities, at the
       date of such application: less any securities
       of the class issued, or to be issued in future
       terms of the Company's share incentive schemes
       and the conversion of any issued convertible
       securities, during the current FY; plus any
       securities of that class to be issued pursuant
       to: a rights issue which has been announced,
       is irrevocable and is fully underwritten; or
       an acquisition [which has had final terms announced]
       may be included as though they were securities
       in issue at the date of application; that after
       the Company has issued equity securities in
       terms of an approved general issue for cash
       representing, on a cumulative basis with in
       a FY, 5% of the number of equity securities
       in issue prior to that issue, the Company shall
       publish an announcement containing full details
       of the issue; including: the number of securities
       issued; the average discount to the weighted
       average traded price of the equity securities
       over the 30 business days prior to the date
       that the price of the issue was determined;
       the effect of the issue on net asset value
       per share, net tangible asset value per share,
       earnings per share and headline earnings per
       share; [Authority expires earlier of the Company's
       next AGM or for 15 months from the date of
       this resolution]

O.23   Authorize the Directors of the Company, by way            Mgmt          For                            For
       of a general authority, to distribute to shareholders
       of the Company any share capital and reserves
       of the Company in terms of Section 90 of the
       Companies Act, 61 of 1973, as amended [the
       Act], Articles 12 and 30 of the Company's Articles
       of Association and in terms of the Listings
       Requirements of the JSE Limited [JSE] [the
       Listings Requirements], it being recorded that
       the Listings Requirements currently require,
       inter alia, that the Company may make such
       a general distribution only if: the general
       payment is made pro rata to all shareholders;
       and any general distribution by the Company
       shall not exceed 20% of the Company's issued
       share capital and reserves but excluding minority
       interests and revaluations of assets and intangible
       assets that are not supported by a valuation
       by an independent professional expert acceptable
       to the JSE prepared within the last 6 months,
       in any 1 FY, measured as at the beginning of
       such FY; the Directors of the Company confirm
       that the Company will not distribute share
       capital and reserves in terms of this authority
       unless, after such distribution: the Company,
       and the Company and its subsidiaries [the group]
       will be able to pay its debts as they become
       due in the ordinary course of business for
       a period of 12 months after the date of the
       notice of AGM; the assets of the Company and
       the group, valued in accordance with the accounting
       policies used in the latest audited annual
       group financial statements, will exceed the
       liabilities of the Company and the group for
       a period of 12 months after the date of the
       notice of AGM; the share capital and reserves
       of the Company and the group will be adequate
       for ordinary business purposes for a period
       of 12 months alter the date of the notice of
       AGM; and the working capital of the Company
       and the group will be adequate for ordinary
       business purposes for a period of 12 months
       after the date of the notice of the AGM; [Authority
       expires earlier of the Company's next AGM or
       for 15 months from the date of this resolution]

O.24   Approve that the Liberty Holdings Limited Senior          Mgmt          For                            For
       Executive Share Option Scheme [1988] be terminated
       and that the reservation of unissued ordinary
       shares for purposes of this scheme be discontinued

O.25   Amend Clause 1.14 of the Liberty Equity Growth            Mgmt          For                            For
       Scheme [the Equity Growth Scheme] as specified

S.1    Authorize the Directors to facilitate the acquisition     Mgmt          For                            For
       by the Company, or a subsidiary of the Company,
       from time to time of the issued shares of the
       Company upon such terms and conditions and
       in such amounts as the Directors of the Company
       may from time to time decide, but subject to
       the provisions of the Companies Act, 1973,
       as amended, the Listings Requirements of the
       JSE Limited [the JSE] [Listings Requirements],
       which general approval shall endure until the
       following AGM of the Company [whereupon this
       approval shall lapse unless it is renewed at
       the aforementioned AGM, provided that it shall
       not extend beyond 15 months from the date of
       registration of this Resolution S.1]; it being
       recorded that the Listings Requirements currently
       require, inter alia, that the Company may make
       a general repurchase of securities only if:
       the repurchase of securities is being effected
       through the order book operated by the JSE
       trading system and done without any prior understanding
       or arrangement between the Company and the
       counter party [reported trades are prohibited];
       the Company is authorized thereto by its Articles
       of Association; the Company is authorized by
       shareholders in terms of a special resolution
       of the Company, in general meeting; [Authority
       expires until the next AGM, provided it shall
       not extend beyond 15 months from the date of
       the resolution]; the repurchase should not
       in aggregate in any 1 FY exceed 10% of the
       Company's issued share capital, as at the beginning
       of that FY; at any point in time, the Company
       may only appoint one agent to effect any repurchase[s]
       on the Company's behalf; the Company may only
       undertake a repurchase of securities if after
       such repurchase the Company still complies
       with shareholder spread requirements in terms
       of the Listings Requirements; the Company or
       its subsidiary may not repurchase securities
       during a prohibited period, unless they have
       in place a repurchase programme where the dates
       and quantities of securities to be traded during
       the relevant period are fixed [not subject
       to any variation] and full details of the programme
       have been disclosed in an announcement over
       SENS prior to the commencement of the prohibited
       period; repurchases are not made at a price
       more than 10% above the weighted average of
       the market value for the securities for 5 business
       days immediately preceding the repurchase;
       and a paid press announcement containing full
       details of such acquisition is published as
       soon as the Company has acquired shares constituting,
       on a cumulative basis, 3% of the number of
       shares in issue prior to the acquisition




--------------------------------------------------------------------------------------------------------------------------
 LIC HOUSING FINANCE LTD                                                                     Agenda Number:  701620533
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5278Z117
    Meeting Type:  AGM
    Meeting Date:  01-Jul-2008
          Ticker:
            ISIN:  INE115A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit and loss account
       for the YE 31 MAR 2008 together with reports
       of the Directors and the Auditors thereon

2.     Declare dividend on equity shares                         Mgmt          For                            For

3.     Re-appoint Shri Y.B. Desai as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri Dhananjay Mungale as a Director,          Mgmt          For                            For
       who retires by rotation

S.5    Appoint, pursuant to Section 224A of the Companies        Mgmt          For                            For
       Act, 1956, M/s. P.C. Hansotia & Company, Chartered
       Accountants, Mumbai as the Auditors of the
       Company, to hold the office until the conclusion
       of the next AGM, on a remuneration to be determined
       by the Board of Directors in consultation with
       them plus applicable service tax and reimbursement
       of out-of-pocket expenses incurred by them
       for the purpose of audit of the Company's accounts
       at the Registered Office and Corporate Office
       as well as a few Back Offices and authorize
       the Board of Directors to appoint in consultation
       with the Company's Auditors any person or persons
       qualified for the appointment as Auditor or
       Auditors of the Company, under Section 226
       of the Companies Act 1956, to conduct audit
       of other Back Offices in India on such terms
       and conditions as may be mutually agreed depending
       upon the nature and scope of their work

6.     Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       the provisions of Section 293(1)(d) and other
       applicable provisions, if any, of the Companies
       Act 1956, to borrow from time to time, all
       such sums of moneys as they may deem requisite
       necessary or expedient, for the purpose of
       business of the Company upon such terms and
       conditions and with or with out such securities
       as the Board of Directors may in their absolute
       discretion deem fit, provided that the moneys
       to be borrowed by the Company [apart from temporary
       loans obtained from the Company's Bankers in
       the ordinary course of business] may exceed
       the aggregate of paid up capital of the Company
       and its free reserves not set a part for any
       specific purpose but the total amount of moneys
       so borrowed shall not exceed the sum of INR
       50,000 crores in aggregate; authorize the Board
       to do all such acts, deeds and things and execute
       all such documents instruments and writings
       may be required and to delegate all or any
       of its powers herein conferred to any Committee
       of Directors to give effect to the aforesaid
       resolution

7.     Approve, pursuant to the provisions under Sections        Mgmt          For                            For
       198, 269, 309, 310 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act, 1956 and subject to such
       sanctions as may be necessary, the appointment
       of Shri D.K. Mehrotra as a Managing Director
       of the Company for the period from 20 MAY 2008
       to 19 MAY 2013 on terms and conditions as specified,
       authorize the Board of Directors of the Company
       to take such steps as may be necessary to give
       effect to this resolution

8.     Approve, pursuant to provisions of Section 198,           Mgmt          For                            For
       269, 309, 310 read with Schedule XIII and other
       applicable provisions, if any, of the Companies
       Act, 1956 and subject to such sanctions as
       may be necessary, the appointment of Shri R.R.
       Nair as the Director in whole time Employment
       of the Company for the period from 20 MAY 2008
       to 19 MAY 2013 on terms and conditions as specified,
       authorize the Company  under Section 269 and
       Section 309 of the Companies Act, 1956 to Shri
       R.R. Nair continuing to hold the position of
       Chief Executive of the Company and to draw
       a monthly remuneration as applicable from time
       to time within the limits specified in said
       selections, authorize the Board of Directors
       of the Company to take such steps as may be
       necessary to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 LIG INSURANCE CO LTD, SEOUL                                                                 Agenda Number:  701967183
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5277H100
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  KR7002550002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IN THE KOREAN MARKET, THE VOTE OPTION OF ''ABSTAIN''      Non-Voting    No vote
       IS DETERMINED TO BE ACCEPTABLE OR NOT IN ACCORDANCE
       WITH THE LOCAL SUB CUSTODIAN'S REGULATIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO SEE IF THE RECIPIENT OF YOUR VOTING INSTRUCTIONS
       WILL TREAT ''ABSTAIN'' AS A VALID VOTE OPTION

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 567392 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect 1 Director and 3 Outside Directors                  Mgmt          For                            For

4.1    Elect the Auditor Committee Member as the Outside         Mgmt          For                            For
       Directors

4.2    Elect the Auditor Committee Member as the Non-Outside     Mgmt          For                            For
       Directors

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LION DIVERSIFIED HOLDINGS BHD                                                               Agenda Number:  701739027
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5306A118
    Meeting Type:  AGM
    Meeting Date:  06-Nov-2008
          Ticker:
            ISIN:  MYL2887OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Authorize the Board of Directors of LDHB [Board],         Mgmt          For                            For
       subject to all approvals being obtained from
       the relevant authorities including but not
       limited to the approval-in-principle of Bursa
       Malaysia Securities Berhad [Bursa Securities]
       for the admission of the nominal value 5-year
       4% irredeemable convertible unsecured loan
       stocks [ICULS] to the Official List of the
       Main Board of Bursa Securities and the listing
       of and quotation for the ICULS, and the new
       ordinary shares of MYR 0.50 each in LDHB [LDHB
       Shares] to be issued pursuant to the conversion
       of the ICULS on the Main Board of Bursa Securities:
       to provisionally allot and issue by way of
       a renounceable rights issue of up to MYR 591,895,302
       nominal value of ICULS at 100% of its nominal
       value on the basis of 4 MYR 1.00 nominal value
       of ICULS for every 5 existing LDHB Shares held
       by the entitled shareholders of the Company
       whose names appear in the Record of Depositors
       at the close of business on the entitlement
       date to be determined by the Board [Proposed
       Rights Issue of ICULS]; any fractional entitlements
       arising from the Proposed Rights Issue of ICULS
       shall be disregarded and shall be dealt with
       in such manner as the Directors of the Company
       may in their sole and absolute discretion deem
       expedient or to be in the best interest of
       the Company; to allot and issue such appropriate
       number of new LDHB Shares, credited as fully
       paid-up to holders of the ICULS arising from
       the conversion of the ICULS and that any new
       LDHB Shares to be issued upon conversion of
       the ICULS [Conversion] shall, upon allotment
       and issue, rank pari passu in all respects
       with the then existing LDHB Shares except that
       they shall not be entitled to any dividends,
       rights, allotments or other distributions that
       may be declared, made or paid, the entitlement
       date of which is prior to the crediting of
       the new LDHB Shares into the securities account
       of the holders maintained with Bursa Malaysia
       Depository Sdn Bhd; any fractional new LDHB
       Shares arising from the Conversion shall be
       disregarded and shall be dealt with in such
       manner as the Directors of the Company may
       in their sole and absolute discretion deem
       expedient or to be in the best interest of
       the Company; and to do all such acts and things
       and to execute all necessary documents including
       but not limited to a trust deed constituting
       the ICULS, to give full effect to and complete
       the rights issue of ICULS with full power to
       assent to or make any modifications, variations
       and/or amendments as may be required by the
       relevant authorities or as may be deemed necessary
       by the Directors and to take all steps and
       actions as may be required by the relevant
       authorities and as the Directors may deem necessary
       and expedient to finalize, implement and give
       full effect to and complete the rights issue
       of ICULS




--------------------------------------------------------------------------------------------------------------------------
 LION DIVERSIFIED HOLDINGS BHD                                                               Agenda Number:  701747416
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5306A118
    Meeting Type:  AGM
    Meeting Date:  20-Nov-2008
          Ticker:
            ISIN:  MYL2887OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report and               Mgmt          For                            For
       audited financial statements for the FYE 30
       JUN 2008

2.     Approve the payment of a first and final dividend         Mgmt          For                            For
       of 1.0 sen per ordinary share tax exempt

3.     Approve the payment of Directors' fees amounting          Mgmt          For                            For
       to MYR 215,500

4.     Re-elect, in accordance with Article 98 of the            Mgmt          For                            For
       Company's Articles of Association, Mr. George
       Leong Chee Fook as a Director, who retires
       by rotation

5.     Re-elect, in accordance with Article 99 of the            Mgmt          For                            For
       Company's Articles of Association, Y. Bhg.
       Tan Sri Dato' Seri Aseh Bin Che Mat as a Director

6.     Re-appoint the Auditors to hold Office until              Mgmt          For                            For
       the conclusion of the next AGM and authorize
       the Directors to fix their remuneration

7.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965 and subject
       to the approval of all relevant authorities
       being obtained, to issue shares in the Company
       at any time and upon such terms and conditions
       and for such purposes as the Directors may,
       in their absolute discretion deem fit, provided
       that the aggregate number of shares issued
       pursuant to this resolution does not exceed
       10% of the issued and paid-up capital of the
       Company; [Authority expires at the conclusion
       of the next AGM of the Company]

8.     Authorize the Company and its subsidiaries to             Mgmt          For                            For
       enter into recurrent related party transactions
       of a revenue or trading nature which are necessary
       for its day-to-day operations as specified
       and with those related parties as specified
       [Related Parties] provided that such transactions
       are undertaken in the ordinary course of business
       and are on normal commercial terms which are
       consistent with the Group's usual business
       practices and policies, and on terms not more
       favourable to the Related Parties than those
       generally available to the public and are not
       to the detriment of the minority shareholders;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 [but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965];
       and authorize the Directors of the Company
       to complete and do all such acts and things
       to give effect to the transactions contemplated
       and/or authorised by this ordinary resolution

9.     Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965, the provisions of the Articles of
       Association of the Company, the Listing Requirements
       of Bursa Malaysia Securities Berhad [Bursa
       Securities], and the approvals of all relevant
       governmental and/or regulatory authorities,
       to buy-back such amount of ordinary shares
       of MYR 0.50 each in the Company as may be determined
       by the Directors of the Company from time to
       time through Bursa Securities upon such terms
       and conditions as the Directors may deem fit
       and expedient in the interest of the Company
       provided that: i) the aggregate number of shares
       bought-back does not exceed 10% of the total
       issued and paid-up capital of the Company at
       any point of time; and ii) the maximum amount
       of funds to be allocated for the share buy-back
       shall not exceed the aggregate of the retained
       profits and/or the share premium of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required by law to be held]; and authorize
       the Directors of the Company to decide in their
       absolute discretion to retain the ordinary
       shares of MYR 0.50 each in the Company so purchased
       by the Company as treasury shares and/or cancel
       them and to distribute the treasury shares
       as share dividends and/or resell the treasury
       shares and to take all such steps as are necessary
       or expedient and/or enter into any and all
       agreements, arrangements and guarantee with
       any party or parties to implement, finalize
       and give full effect to the Proposed Share
       Buy-Back with full powers to assent to any
       conditions, modifications, revaluations, variations
       and/or amendments [if any] as may be imposed
       by the relevant authorities

S.10   Amend the Object Clause 3 of the Memorandum               Mgmt          For                            For
       of Association of the Company by deleting therefrom
       the existing Object Clauses 3(1), 3(2) and
       3(3) of Object Clause 3 of the Memorandum of
       Association substituting therefor with the
       specified new Object Clauses 3(1), 3(2) and
       3(3)

S.11   Approve and adopt the proposed amendments to              Mgmt          For                            For
       the Articles of Association of the Company
       as specified

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 LION DIVERSIFIED HOLDINGS BHD, KUALA LUMPUR                                                 Agenda Number:  701795493
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5306A118
    Meeting Type:  EGM
    Meeting Date:  23-Jan-2009
          Ticker:
            ISIN:  MYL2887OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       subject to the approvals being obtained from
       the relevant authorities, the acquisition by
       the Company and Teraju Varia Sdn Bhd [Teraju
       Varia], a wholly-owned subsidiary of the Company,
       pursuant to the conditional Sale and Purchase
       Agreement dated 21 MAY 2008 entered into among
       the Company, Teraju Varia and Amsteel Corporation
       Berhad [ACB] and the Supplemental Agreement
       dated 18 JUN 2008, of MYR 900,000,000 nominal
       value of zero-coupon redeemable secured Class
       B[b] MYR denominated bonds issued by Lion Corporation
       Berhad [LCB] on 14 MAR 2003 with the maturity
       date of 31 DEC 2011 and a present value as
       at 28 FEB 2009 of MYR 805,007,000 from ACB
       in the proportion of 50% each, for a total
       cash consideration of MYR 400,000,000 [Proposed
       LCB Class B[b] Bonds Acquisition]; and the
       subscription by the Company pursuant to the
       conditional Subscription Agreement dated 26
       FEB 2007 entered into between the Company and
       Megasteel Sdn Bhd [Megasteel], a 90% owned
       subsidiary of LCB, and the Supplemental Agreement
       dated 21 MAY 2008, of 100,000,000 5-year Redeemable
       Cumulative Convertible Preference Shares of
       MYR 0.01 each to be issued at a premium of
       MYR 0.99 each by Megasteel for cash of MYR
       100,000,000 [Proposed 100 Million RCCPS Subscription];
       and the acquisition by the Company pursuant
       to the conditional Share Sale Agreement dated
       21 MAY 2008 entered into between the Company
       and Limpahjaya Sdn Bhd [Limpahjaya], a wholly-owned
       subsidiary of LCB, of 66,666,667 ordinary shares
       of MYR 1.00 each in Megasteel, representing
       approximately 11.1% of the existing issued
       and paid-up share capital of Megasteel from
       Limpahjaya, for a total cash consideration
       of MYR 100,000,000 [Proposed 11.1% Megasteel
       Acquisition]; and the disposal by LDH Management
       Sdn Bhd [LDH Management], a wholly-owned subsidiary
       of the Company, pursuant to the conditional
       Sale and Purchase Agreement dated 21 MAY 2008
       entered into among LDH Management, Pancar Tulin
       Sdn Bhd [Pancar Tulin], a wholly-owned subsidiary
       of LCB, and Narajaya Sdn Bhd, of part of an
       on-going property development project known
       as Bandar Mahkota Cheras together with 4 parcels
       of undeveloped land identified as Lot No. 780,
       Lot No. 2254, Lot No. 4406 and part of Lot
       No. 1750, Mukim of Cheras, District of Hulu
       Langat, Selangor [inclusive of assets and liabilities
       related to the Mahkota Cheras Project] [Mahkota
       Cheras Project] to Pancar Tulin, for a disposal
       consideration of MYR 89,948,000 to be satisfied
       by the issue and allotment to LDH Management
       of 89,948,000 new ordinary shares of MYR 1.00
       each in LCB at par; and authorize the Directors
       to do all such acts and things and to execute
       all necessary documents, to give full effect
       to and complete the Proposals, with full power
       to assent to or make any modifications, variations
       and/or amendments as may be required by the
       relevant authorities or as may be deemed necessary
       by the Directors and to take all steps and
       actions as may be required by the relevant
       authorities and as the Directors may deem necessary
       and expedient to finalize, implement and give
       full effect to and complete the Proposals

2.     Authorize the Company, contingent upon the passing        Mgmt          For                            For
       of Resolution 1 and subject to the approvals
       being obtained from the relevant authorities,
       to vary the utilization of part of the proceeds
       raised from the renounceable rights issue of
       MYR 327,462,064 nominal value of 5 year 4%
       irredeemable convertible unsecured loan stocks
       [ICULS] at 100% of its nominal value which
       was completed on 19 DEC 2008, amounting to
       MYR 122,000,000 being the unutilized balance
       originally allocated for the setting-up of
       the blast furnace iron making facility, to
       be utilized to partially fund as specified
       in Resolution 1 [Proposed Variation]: [i] Proposed
       LCB Class B[b] Bonds Acquisition; [ii] Proposed
       100 Million RCCPS Subscription; [iii] Proposed
       11.1% Megasteel Acquisition; and authorize
       the Directors to do all such acts and things
       and to execute all necessary documents, to
       give full effect to and complete the Proposed
       Variation with full power to assent to or make
       any modifications, variations and/or amendments
       as may be required by the relevant authorities
       or as may be deemed necessary by the Directors
       and to take all steps and actions as may be
       required by the relevant authorities and as
       the Directors may deem necessary and expedient
       to finalize, implement and give full effect
       to and complete the Proposed Variation




--------------------------------------------------------------------------------------------------------------------------
 LION INDS CORP BERHAD                                                                       Agenda Number:  701760642
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5306T109
    Meeting Type:  AGM
    Meeting Date:  27-Nov-2008
          Ticker:
            ISIN:  MYL4235OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report and               Mgmt          For                            For
       audited financial statements for the FYE 30
       JUN 2008

2.     Approve the payment of a first and final dividend         Mgmt          For                            For
       of 1.0% less 25% Malaysian Income Tax

3.     Approve the payment of the Directors' fees amounting      Mgmt          For                            For
       to MYR 208,000

4.     Re-elect Y. Bhg. Datuk Cheng Yong Kim as a Director,      Mgmt          For                            For
       in accordance with Article 98 of the Company's
       Articles of Association, who retire by rotation

5.     Re-elect Mr. Cheng Yong Liang as a Director,              Mgmt          For                            For
       in accordance with Article 98 of the Company's
       Articles of Association, who retire by rotation

6.     Re-appoint Mr. Y. A. Bhg. Tun Musa Hitam as               Mgmt          For                            For
       a Director of the Company to hold office until
       the next AGM of the Company, pursuant to Section
       129(6) of the Companies Act, 1965

7.     Re-appoint Y. Bhg. Dato' Kamaruddin @ Abas bin            Mgmt          For                            For
       Nordin as a Director of the Company to hold
       office until the next AGM of the Company, pursuant
       to Section 129(6) of the Companies Act, 1965

8.     Re-appoint the Auditors to hold office until              Mgmt          For                            For
       the conclusion of the next AGM and authorize
       the Directors to fix their remuneration

9.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965 and subject
       to the approval of all relevant authorities
       being obtained, to issue shares in the Company
       at any time and upon such terms and conditions
       and for such purposes as the Directors may,
       in their absolute discretion deem fit, provided
       that the aggregate number of shares issued
       pursuant to this resolution does not exceed
       10% of the issued and paid up capital of the
       Company for the time being and that such authority
       shall continue to be in force until the conclusion
       of the next AGM of the Company

10.    Authorize the Company and its subsidiaries to             Mgmt          For                            For
       enter into recurrent related party transactions
       of a revenue or trading nature which are necessary
       for its day-to-day operations as specified
       and with those related parties as specified
       in the Circular to Shareholders of the Company
       dated 05 NOV 2008 [Related Parties] which has
       been dispatched to the shareholders of the
       Company, provided that such transactions are
       undertaken in the ordinary course of business
       and are on normal commercial terms which are
       consistent with the Group's usual business
       practices and policies, and on terms not more
       favorable to the Related Parties than those
       generally available to the public and are not
       to the detriment of the minority shareholders;
       [Authority expires at the conclusion of the
       next AGM of the Company at which time it will
       lapse, unless by a resolution passed at the
       meeting, the authority is renewed; or the expiration
       of the period within which the next AGM after
       that date is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 (but
       shall not extend to such extension as may be
       allowed pursuant to Section 143(2) of the Companies
       Act, 1965)]; and authorize the Directors of
       the Company to complete and do all such acts
       and things to give effect to the transactions
       contemplated and/or authorized by this ordinary
       resolution

11.    Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965, the provisions of the Articles of
       Association of the Company, the Listing Requirements
       of Bursa Malaysia Securities Berhad [Bursa
       Securities], and the approvals of all relevant
       governmental and/or regulatory authorities,
       to buy-back such amount of ordinary shares
       of MYR 1.00 each in the Company as may be determined
       by the Directors of the Company from time to
       time through Bursa Securities upon such terms
       and conditions as the Directors may deem fit
       and expedient in the interest of the Company
       provided that: i) the aggregate number of shares
       bought-back does not exceed 10% of the total
       issued and paid-up capital of the Company at
       any point of time; and ii) the maximum amount
       of funds to be allocated for the share buy-back
       shall not exceed the aggregate of the retained
       profits and/or the share premium of the Company
       [hereinafter referred to as the Proposed Share
       Buy-Back]; [Authority expires at the conclusion
       of the next AGM of the Company, unless by ordinary
       resolution passed at that meeting, the authority
       is renewed, either unconditionally or subject
       to conditions; or the expiration of the period
       within which the next AGM after that date is
       required by Law to be held] and authorize the
       Directors of the Company to decide in their
       absolute discretion to retain the ordinary
       shares of MYR 1.00 each in the Company so purchased
       by the Company as treasury shares and/or cancel
       them and to distribute the treasury shares
       as share dividends and/or resell the treasury
       shares; and to take all such steps as are necessary
       or expedient and/or enter into any and all
       agreements, arrangements and guarantee with
       any party or parties to implement, finalize
       and give full effect to the Proposed Share
       Buy-Back with full powers to assent to any
       conditions, modifications, revaluations, variations
       and/or amendments [if any] as may be imposed
       by the relevant authorities

S.12   Approve and adopt the amendments to the Articles          Mgmt          For                            For
       of Association of the Company as specified
       in the Circular to Shareholders of the Company
       dated 05 NOV 2008 which has been dispatched
       to the shareholders of the Company

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 LITE-ON TECHNOLOGY CORP                                                                     Agenda Number:  701977918
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5313K109
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  TW0002301009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    To report the examination of year 2008 audited            Non-Voting    No vote
       financial reports and operation report

A.3    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 1.4 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus; proposed stock dividend:
       5 for 1,000 shares held

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.6    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 LOCALIZA RENT A CAR SA                                                                      Agenda Number:  701770922
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6330Z111
    Meeting Type:  EGM
    Meeting Date:  17-Dec-2008
          Ticker:
            ISIN:  BRRENTACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Approve the increase of the share capital at              Mgmt          For                            For
       localiza through the incorporation of part
       of the balance of the capital reserve

2.     Approve the consolidated text of the Corporate            Mgmt          For                            For
       Bylaws of localiza

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE AND INCULSION OF COMMENT. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 LOCALIZA RENT A CAR SA                                                                      Agenda Number:  701893035
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6330Z111
    Meeting Type:  MIX
    Meeting Date:  05-May-2009
          Ticker:
            ISIN:  BRRENTACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

E.1    Approve the Company capital stock increase,               Mgmt          No vote
       without issuing new shares, according to Article
       199 of law 6404/76, in the amount of BRL 100,000,000.00
       through the incorporation of part of the Profit
       Reserve

E.2    Amend the Articles 5, 9 (Caput), 9(Paragraphs),           Mgmt          No vote
       10, 12, 15, 13, 24, and 1 to 38 Articles of
       Association as specified

E.3    Ratify the reversal of the balance of the revaluation     Mgmt          No vote
       reserve

A.4    Approve the Management accounts, the Management           Mgmt          No vote
       report and the financial statements followed
       by the Independent Auditors report for the
       YE 31 DEC 2008

A.5    Approve the capital budget for the year of 2009           Mgmt          No vote

A.6    Approve the regarding the destination of the              Mgmt          No vote
       2008 net income and dividends distribution
       to shareholders

A.7    Elect the Board of Director's Members                     Mgmt          No vote

A.8    Approve the amount of the annual global remuneration      Mgmt          No vote
       of the Management

A.9    Approve the change of the widely-circulated               Mgmt          No vote
       newspaper of the area where the Company's headquarters
       is located to perform the required publications
       by the Corporate Legislation

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 LOJAS AMERICANAS SA                                                                         Agenda Number:  701892867
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6329M105
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRLAMEACNPR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES ''IN FAVOR'' AND ''AGAINST"        Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTION E ONLY. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

A.     To receive the Administrator's accounts, to               Non-Voting    No vote
       examine, discuss and vote on the administrations
       report, financial statements and Independent
       Auditors opinion and the Finance Committee,
       regarding the FY that ended on 31 DEC 2008,
       published in the Rio De Janeiro state official
       gazetteer and the newspaper Valor Economico,
       national edition, on 18 MAR 2009

B.     To decide on the proposal for the allocation              Non-Voting    No vote
       of net profits for the FY that ended on 31
       DEC 2008, as well as to ratify the distribution
       of dividends approved by the Board of Directors
       in their meeting held on 12 MAR 2009

C.     To approve the proposal for the capital budget            Non-Voting    No vote
       for the year 2009

D.     To set the total and annual remuneration of               Non-Voting    No vote
       the administrators, for the 2009 FY

E.     Elect the one Member of the Board of Directors,           Mgmt          For                            For
       and the respective substitute




--------------------------------------------------------------------------------------------------------------------------
 LOJAS RENNER SA                                                                             Agenda Number:  701819584
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6332C102
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  BRLRENACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

A.     Approve the financial statements relating to              Mgmt          For                            For
       the FYE on 31 DEC 2008

B.     Approve to decide on the distribution of the              Mgmt          For                            For
       profits from the FY and to distribute dividends

C.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and approve to set their remuneration

D.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       approve to set their remuneration




--------------------------------------------------------------------------------------------------------------------------
 LOJAS RENNER SA                                                                             Agenda Number:  701819609
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6332C102
    Meeting Type:  EGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  BRLRENACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED.THANK YOU.

1.     Amend the Companys Corporate Bylaws as specified          Mgmt          For                            For

2.     Amend the Stock Option Plan approved by the               Mgmt          For                            For
       EGM of shareholders of Lojas Renner S.A., held
       on 25 MAY 2005 and amended by the EGM of shareholders
       of Lojas Renner S.A., held on 10 APR 2007 as
       specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 LOJAS RENNER SA                                                                             Agenda Number:  701875013
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6332C102
    Meeting Type:  AGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  BRLRENACNOR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT THE SHAREHOLDERS SUBMITTING              Non-Voting    No vote
       A VOTE TO ELECT A MEMBER MUST INCLUDE THE NAME
       OF THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEMS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

1.     Approve the financial statements relating to              Mgmt          For                            For
       the FYE on 31 DEC 2008

2.     Approve the decision on the distribution of               Mgmt          For                            For
       the profits from the FY and to distribute dividends

3.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and approve to set their remuneration

4.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       approve to set their remuneration




--------------------------------------------------------------------------------------------------------------------------
 LOXLEY PUBLIC CO LTD                                                                        Agenda Number:  701828379
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y53474147
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  TH0376010Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the EGM of              Mgmt          For                            For
       shareholders No. 1/2008

2.     Acknowledge the operating results of the Company's        Mgmt          For                            For
       Board of the year 2008

3.     Approve the yearly financial statements ended             Mgmt          For                            For
       31 DEC 2008

4.     Approve the non-dividend payment                          Mgmt          For                            For

5.     Appoint the Directors replace who retired by              Mgmt          For                            For
       rotation

6.     Approve the Board remuneration for year 2009              Mgmt          For                            For

7.     Elect the Auditors and approve to fix the Auditor         Mgmt          For                            For
       remuneration for year 2009

8.     Acknowledge the additional agenda of AGM of               Mgmt          For                            For
       shareholders for 2009 proposed in advance by
       shareholders

9.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 LPP S.A., GDANSK                                                                            Agenda Number:  701774817
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5053G103
    Meeting Type:  EGM
    Meeting Date:  15-Dec-2008
          Ticker:
            ISIN:  PLLPP0000011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

3.     Elect the Scrutiny Commission                             Mgmt          No Action

4.     Approve the Agenda                                        Mgmt          No Action

5.     Approve the matters included in point no.6 of             Mgmt          No Action
       the agenda

6.     Amend Clause no. 6 of the Resolution no. 4/2008           Mgmt          No Action
       from the EGM dated 16 JUN 2008 concerning capital
       increase

7.     Closing of the Meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 LPP S.A., GDANSK                                                                            Agenda Number:  701961799
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5053G103
    Meeting Type:  OGM
    Meeting Date:  08-Jun-2009
          Ticker:
            ISIN:  PLLPP0000011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and elect the Chairman             Mgmt          No Action

2.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

3.     Elect the Voting Commission                               Mgmt          No Action

4.     Approve the agenda                                        Mgmt          No Action

5.a    Approve to review the resolutions of Supervisory          Mgmt          No Action
       Board regarding opinion about financial statement
       and the Management Board statement for 2008

5.b    Approve to review the resolutions of Supervisory          Mgmt          No Action
       Board regarding review resolution of Management
       Board regarding the form of profit allocation
       for 2008

5.c    Approve to review the resolutions of the Supervisory      Mgmt          No Action
       Board regarding opinion of Supervisory Board
       in matters that shall be reviewed on GMS 8
       JUN 2009

5.d    Approve to review the resolutions of the Supervisory      Mgmt          No Action
       Board regarding overall opinion of situation
       of the Company in 2008

5.e    Approve to review the resolutions of the Supervisory      Mgmt          No Action
       Board regarding opinion on consolidated financial
       statement and Management Board report of the
       capital Group for 2008

5.f    Approve to review the resolutions of the Management       Mgmt          No Action
       Board regarding the form of allocation of the
       profit for 2008

6.     Receive and approve the Management Board statement        Mgmt          No Action
       and Management Board statement for capital
       Group for 2008

7.     Receive and approve the Supervisory Board statement       Mgmt          No Action
       for 2008

8.     Receive and approve the financial statement               Mgmt          No Action
       of the Company for 2008

9.     Receive and approve the consolidated financial            Mgmt          No Action
       statement of the capital Group for 2008

10.    Approve the resolution regarding the discharge            Mgmt          No Action
       of the Management Board for 2008

11.    Approve the resolution regarding the discharge            Mgmt          No Action
       of the Supervisory Board for 2008

12.    Approve the resolution on distribution of profit          Mgmt          No Action
       for 2008

13.1   Receive the presentation by the Management Board          Mgmt          No Action
       of crucial point of the Merger Plan

13.2   Receive the Management Board's report on merger           Mgmt          No Action

13.3   Receive the information concerning lack of obligation     Mgmt          No Action
       of checking the Merger Plan by the Auditor

14.    Approve the resolution on merger between LPP              Mgmt          No Action
       S.A. with Artman S.A. pursuant with Article
       492 paragraph 1 point 1 of the commercial code,
       it means trough transfer of whole Artman S.A.
       property to LPP S.A., however taking into consideration
       the fact that 100% of Artman shares is owned
       by LPP S.A. merger will be carried out pursuant
       to Article 515 paragraph 1 of the Commercial
       Code

15.    Approve the resolution on amendment of the Resolution     Mgmt          No Action
       No. 17/2007 adopted by the GMS on 26 JUN 2007

16.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 LS CORP, SEOUL                                                                              Agenda Number:  701809963
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5274S109
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7006260004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LS INDUSTRIAL SYSTEMS CO LTD, SEOUL                                                         Agenda Number:  701808656
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5275U103
    Meeting Type:  AGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  KR7010120004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LUKA KOPER, KOPER                                                                           Agenda Number:  701674194
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5060A107
    Meeting Type:  AGM
    Meeting Date:  02-Sep-2008
          Ticker:
            ISIN:  SI0031101346
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A MEETING-SPECIFICNon-Voting    No vote
       POWER OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. THE POA MUST BE NOTARIZED AND APOSTILLIZED.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       FOR DETAILS. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 493307 DUE TO CHANGE IN MEETING DATE AND
       ADDITION OF RESOLUTIONS. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Opening of the general assembly and constitution          Mgmt          For                            For
       of a quorum

2.     Elect the working bodies of the general assembly          Mgmt          For                            For

3.     Receive the audited annual report for 2007 and            Mgmt          For                            For
       the Supervisory Board report

4.1    Approve the apportionment of distributable profits        Mgmt          For                            For
       2007: EUR 25,554,194,12 EUR 7,700,000 for dividends,
       EUR 0.55 Gross dividend per share EUR 135,000.00
       the Supervisory Board EUR 5,185,000.00 other
       reserves dividend payment till 15 OCT 2008
       Grant discharge to the Management Board; profit
       2007: 25,554,194.12 EUR - EUR 7,700,000.00
       for dividends EUR 0.55 gross dividend per share
       - EUR 135,000.00 Supervisory Board - EUR 5,185,000.00
       other reserves - EUR 12,534,194.12 is to be
       decided upon over the ensuing years

4.2    Grant discharge to the Management Board                   Mgmt          For                            For

4.3    Grant discharge to the Supervisory Board                  Mgmt          For                            For

5.     Appoint the External Auditors for fiscal 2008             Mgmt          For                            For

6.     Amend the statute of Luka Koper D.D., adopted             Mgmt          For                            For
       at the annual general assembly of 19 JUL 2007

7.1    Appoint Mr. Boris Popovic as a Member of the              Mgmt          For                            For
       Supervisory Board

7.2    Appoint Messrs. Orjana Ban, Boris Bradac and              Mgmt          For                            For
       Nebojsa Topic as the worker's council representatives

8.     Concession contract                                       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF AMOUNTS IN REOLUTION 4.1. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 LUKA KOPER, KOPER                                                                           Agenda Number:  701810550
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5060A107
    Meeting Type:  OGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  SI0031101346
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A MEETING-SPECIFICNon-Voting    No vote
       POWER OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. THE POA MUST BE NOTARIZED AND APOSTILLIZED.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       FOR DETAILS. THANK YOU.

1.     Opening of the general meeting and constitution           Mgmt          For                            For
       of a quorum

2.     Elect the working bodies of the general meeting           Mgmt          For                            For

3.     Approve the resignation of Supervisory Board              Mgmt          For                            For
       Members

4.     Appoint the Special Auditor to corroborate Company        Mgmt          For                            For
       operations to participate in general meeting
       we need Power of Attorney




--------------------------------------------------------------------------------------------------------------------------
 LUPATECH SA, BRAZIL                                                                         Agenda Number:  701671251
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64028130
    Meeting Type:  EGM
    Meeting Date:  13-Aug-2008
          Ticker:
            ISIN:  BRLUPAACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  IF YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE

A.     Ratify the Investment, by its subsidiary Gvs              Mgmt          For                            For
       Parici Pacoes Ltda through the acquisition
       of the entirety of the quotas of the Company
       Gavea Sensors Sistemas De Mediacao Ltda., as
       well as a capital contribution in the Company,
       in the total amount of BRL 10,500,000

B.     Approve the terms of the addendum to the Stock            Mgmt          For                            For
       Option Plan at the general meeting held on
       19 APR 2006

C.     Re-ratify the total quantity of shares of the             Mgmt          For                            For
       Company




--------------------------------------------------------------------------------------------------------------------------
 LUPATECH SA, BRAZIL                                                                         Agenda Number:  701737744
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64028130
    Meeting Type:  EGM
    Meeting Date:  31-Oct-2008
          Ticker:
            ISIN:  BRLUPAACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 510270 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT RESOLUTIONS A AND B HAVE BEEN            Non-Voting    No vote
       APPROVED IN THE FIRST CALL ON 17 OCT 2008 BY
       UNANIMITY. THANK YOU.

A.     Authorize, in accordance with the terms of Article        Non-Voting    No vote
       256 of Law No. 6404 76, for the acquisition
       of 100% of the shares issued by Tecval S.A.
       Valvulas in Dustriais Tecval, by Lupatech S.A.
       or by any of its subsidiaries, whether direct
       or indirect, for the approximate amount of
       BRL 61.7 million

B.     Ratify the hiring of a specialized Company responsible    Non-Voting    No vote
       for the preparation of the valuation report,
       in accordance with the terms of Article 256,
       I, of Law No. 6404 76, which will be available
       for consultation by the shareholders at the
       Headquarters of the Company, from as specified
       date

C.     Approve the broadening of the corporate purpose           Mgmt          For                            For
       of the Company, with the consequent amendment
       of the wording of the Article 4 and sole paragraph
       of the Corporate By-laws, for the purpose of
       describing in a precise and complete manner
       the sphere of business activities conducted
       by Lupatech

D.     Amend the Article 5 of the Corporate By-laws              Mgmt          For                            For
       o f the Company, to reflect the increase of
       the share capital within the limits of the
       authorized capital, approved at the meeting
       of the Board of Directors held on 25 MAR 2008

E.     Approve the consolidation of the Corporate By-laws        Mgmt          For                            For
       of the Company to reflect the amendments contained
       in items C and D above




--------------------------------------------------------------------------------------------------------------------------
 LUPATECH SA, BRAZIL                                                                         Agenda Number:  701767913
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64028130
    Meeting Type:  EGM
    Meeting Date:  28-Nov-2008
          Ticker:
            ISIN:  BRLUPAACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

A.     Approve the proposal for the merger of Cordoaria          Mgmt          For                            For
       Sao Leopoldo off shore S.A. Csl, Metal Urgica
       Nova Americana Limited A. Mna and Metaurgica
       Ipe Limited A. Mipel Sp and, together with
       Csl and Mna, Merged Companies

B.     Approve the protocol and justification of merger          Mgmt          For                            For
       of Cordoaria Sao Leopoldo off shore S.A Metalurgica
       Nova Americana Limited A. and Metaurgica Ipe
       Limited A. into L Upatech S.A., entered into
       between the administration of the Company and
       each one of the merged Companies, on 28 NOV
       2008, prepared in accordance with the terms
       of Article 224 and 225 of law number 6404 76,
       and of CVM instruction number 319 99, as amended,
       which provides f or the merger of the subsidiaries
       to Csl, Mna and Mipel Sp into the Company

C.     Ratify the hiring of the specialized Company              Mgmt          For                            For
       responsible for the preparation of the valuation
       report of the equity at book value of each
       one of the merged Companies, which will be
       available for consultation at the headquarters
       of the Company, from this date

D.     Approve the valuation report of the equity of             Mgmt          For                            For
       each one of the merged Companies

E.     Ratify in accordance with the terms of paragraph          Mgmt          For                            For
       1, of Article 256 of law number 6404/76, of
       the acquisition by its subsidiary ocean coating
       revestimentos Limited A of 100% of the quotas
       issued by fiberw are equipamentos para industria
       Limited A., any amount of BRL 16,400,000.00
       million




--------------------------------------------------------------------------------------------------------------------------
 LUPATECH SA, BRAZIL                                                                         Agenda Number:  701798451
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64028130
    Meeting Type:  EGM
    Meeting Date:  28-Jan-2009
          Ticker:
            ISIN:  BRLUPAACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       THE VOTES IN FAVOR 'AND' AGAINST IN THE SAME              Non-Voting    No vote
       AGENDA ITEM ARE NOT ALLOWED. ONLY VOTES IN
       FAVOR AND/OR ABSTAIN OR AGAINST AND/ OR ABSTAIN
       ARE ALLOWED. THANK YOU

1.     Approve the investment relating to the acquisition        Mgmt          For                            For
       of the Company nor Patagonia S.R.L. by the
       Company, in the approximate amount of USD 3,000,000




--------------------------------------------------------------------------------------------------------------------------
 LUPATECH SA, CAXIAS DO SUL                                                                  Agenda Number:  701908076
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64028130
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRLUPAACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND
       / OR ABSTAIN ARE ALLOWED. THANK YOU.

A.     Approve the aggregate annual remuneration of              Mgmt          For                            For
       the managers of the Company for the 2009 FY

B.     Amend the Corporate Bylaws of the Company to              Mgmt          For                            For
       adapt the share capital, with the consequent
       amendment of Article 5 and of its sole paragraph,
       because of the capital increase approved by
       the Company, in reference to its stock option
       program, within the limit of the authorized
       capital

C.     Approve to consolidate the Corporate Bylaws               Mgmt          For                            For
       to reflect the amendments provided for in Item
       B above




--------------------------------------------------------------------------------------------------------------------------
 LUPATECH SA, CAXIAS DO SUL                                                                  Agenda Number:  701908672
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64028130
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRLUPAACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

A.     Approve the accounts of the Board of Directors,           Mgmt          For                            For
       to examine, discuss and vote on the financial
       statements, for the FYE on 31 DEC 2008

B.     Approve to allocate the results of the FY                 Mgmt          For                            For

C.     Elect the Members of the Board of Directors               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LUPATECH SA, CAXIAS DO SUL                                                                  Agenda Number:  701949731
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64028130
    Meeting Type:  EGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  BRLUPAACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND
       / OR ABSTAIN ARE ALLOWED. THANK YOU.

A.     Approve to reform the Company's By-laws to adequate       Mgmt          For                            For
       the capital stock, with the consequent modification
       of the Article 5 and its only paragraph, because
       of the capital increase approved by the Company,
       in reference to its Stock Option Plan to its
       employees, within the limit of the authorized
       capital [as specified]

B.     Approve to consolidate the Company's By-laws              Mgmt          For                            For
       to reflect the modifications provided in Resolution
       A




--------------------------------------------------------------------------------------------------------------------------
 LUPATECH SA, CAXIAS DO SUL                                                                  Agenda Number:  701959554
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64028130
    Meeting Type:  EGM
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  BRLUPAACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.     Approve to deliberate about the issuance of               Mgmt          Against                        Against
       debentures convertible into common shares issued
       by the Company, with floating guarantee form,
       for private placement, with unit face value
       of 1000 Reais BRL 1,000.00, in the amount of
       up to Reais BRL 320.000.000,00, as well as
       its terms and conditions




--------------------------------------------------------------------------------------------------------------------------
 LUPIN LTD                                                                                   Agenda Number:  701655687
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5360Z140
    Meeting Type:  AGM
    Meeting Date:  22-Jul-2008
          Ticker:
            ISIN:  INE326A01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2008, profit and loss account
       for the YE on that date, reports of the Directors
       and the Auditors

2.     Declare a dividend for the YE 31 MAR 2008                 Mgmt          For                            For

3.     Re-appoint Dr. K.U. Mada as a Director, who               Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. R.A. Shah as a Director, who               Mgmt          For                            For
       retires by rotation

5.     Appoint the Auditors to hold office from the              Mgmt          For                            For
       conclusion of the 26 AGM till the conclusion
       of the next AGM and approve to fix their remuneration

6.     Authorize the Company, in addition to all the             Mgmt          For                            For
       previous resolutions passed in this behalf,
       in terms of Section 293(1)(a) and other applicable
       provisions, if any, of the Companies Act, 1956
       for mortgaging and/or charging by the Board
       of Directors [hereinafter referred to as the
       Board which term shall include any Committee
       thereof for the time being exercising the powers
       conferred on the Board by this resolution]
       of all the immovable and/or movable properties
       of the Company, wheresoever situate, both present
       and future and/or the whole or substantially
       the whole of the undertaking(s) of the Company
       to or in favour of any public or private financial
       institutions, Banks, mutual funds, bodies Corporate
       or any other person whomsoever participating
       in extending financial assistance, to secure
       any term loans, working capital facilities,
       debentures or any other type of financial assistance,
       not exceeding INR 500 crore lent and advanced/to
       be lent and advanced by them, together with
       interest, compound interest, additional interest,
       liquidated damages, premia on prepayment or
       on redemption, costs, charges or expenses or
       monies payable by the Company to them under
       loan agreements/letters of sanction/debenture
       trust deed, etc; the securities to be created
       by the Company as aforesaid may rank pari passu
       with the mortgages and/or charges already created
       or to be created in future by the Company or
       in such other manner and ranking as may be
       thought expedient by the Board and as may be
       agreed to amongst the concerned parties; the
       Board to finalize and execute any and all agreements
       and documents, necessary for creating mortgages
       and/or charges as aforesaid and to do all such
       acts, deeds, matters and things as may be considered
       necessary, desirable or expedient for implementing
       this resolution and to resolve any question
       or doubt relating thereto, or otherwise considered
       by the Board to be in the best interests of
       the Company




--------------------------------------------------------------------------------------------------------------------------
 LUPIN LTD                                                                                   Agenda Number:  701760248
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5360Z140
    Meeting Type:  OTH
    Meeting Date:  27-Nov-2008
          Ticker:
            ISIN:  INE326A01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Re-appoint, pursuant to the provisions of the             Mgmt          For                            For
       Articles of Association of the Company, Sections
       198, 269, 309, 310, 311 and other applicable
       provisions, if any, of the Companies Act, 1956
       read with Schedule XIII to the said Act as
       may be amended form, time to time and subject
       to other approvals as may be necessary, consent
       and approval of the Company be accorded to
       Dr. Kamal K. Sharma as a Managing Director
       of the Company for a period of 4 years with
       effect from 29 SEP 2008 and payment of remuneration
       to him as per the terms and conditions as specified;
       who retires by rotation; authorize the Board
       of Directors [the Board, which terms shall
       he deemed to mean and include any Committee
       constituted by the Board] to take such steps
       as may be necessary to give effect to this
       resolution

S.2    Appoint, pursuant to the provisions of the Articles       Mgmt          For                            For
       of Association of the Company, Sections 198,
       269, 309, 310, 311,314 and other applicable
       provisions, if any, of the Companies Act, 1956
       read with Schedule XIII to the said Act as
       may be amended form, time to time and subject
       to other approvals as may be necessary, consent
       and approval of the Company to Mr. Nilesh Gupta
       as an Executive Director of the Company for
       a period of 5 years with effect from 08 OCT
       2008 and payment of remuneration to him as
       per the terms and conditions as specified;
       who retires by rotation; authorize the Board
       of Directors [the Board which terms shall he
       deemed to mean and include any Committee Constituted
       by the Board] to take such steps as may be
       necessary to give effect to this resolution

S.3    Authorize the Board of Directors, in partial              Mgmt          For                            For
       modification of the Special Resolution passed
       by the Members at the EGM held on 05 DEC 2003,
       [Special Resolution] approving the Lupin Employees
       Stock Option plan 2003 [ESOP 2003] consent
       and approval of the Company [hereinafter referred
       to as the Board which term, shall be deemed
       to include any Committee including the Remuneration/Compensation
       Committee constituted by the Board to exercise
       the powers including the powers conferred by
       this resolution] for carrying out adjustments,
       amendments and modifications as may be desirable,
       necessary and/or expedient in the best interest
       of the Company in the exercise price of the
       equity shares to be issued and allotted upon
       exercise of options to be granted to the eligible
       employees under and pursuant to the ESOP 2003
       to the effect that: amend Clause iv of the
       special Resolution dealing with exercise price
       to read as the Exercise Price of the option
       shall be on the market price of the shares
       as specified in the SEBI guidelines as on the
       grant date or such other price as may be determined
       by the Board; authorize the Board to do all
       such acts, deeds, matters and things as may
       in its sole and absolute discretion deemed
       necessary, expedient, usual or proper, settle
       any question, doubt or difficulty that may
       arise with regard to the pricing of the Options
       granted as aforesaid or any other matter incidental
       or consequential thereto and its decision shall
       be final and binding on all Members and other
       interested persons




--------------------------------------------------------------------------------------------------------------------------
 LUZ DEL SUR S A                                                                             Agenda Number:  701924183
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6396R110
    Meeting Type:  OGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  PEP702521001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to re-evaluate assets                             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LUZ DEL SUR SA, LIMA                                                                        Agenda Number:  701831578
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6396R110
    Meeting Type:  OGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  PEP702521001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the annual report from the Board of               Mgmt          For                            For
       Directors, balance sheet, profit and loss statement
       for the FY that ended on 31 DEC 2008

2.     Approve the allocation of profit                          Mgmt          For                            For

3.     Elect the full and alternate Members of the               Mgmt          For                            For
       Board of Directors of the Company for the 2009
       - 2010 period

4.     Approve the designation of Outside Directors              Mgmt          For                            For
       for the 2009 FY

5.     Approve the remuneration of the Board of Directors        Mgmt          For                            For

6.     Approve the dividends policy                              Mgmt          For                            For

7.     Approve the Second Plan for the issuance of               Mgmt          For                            For
       Corporate and Short Term Bonds

8.     Approve the designation of representatives to             Mgmt          For                            For
       sign the minutes of the meeting

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN SEQUENCE OF NUMBERING OF RESOLUTIONS. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 M.A. INDUSTRIES LTD                                                                         Agenda Number:  701643579
--------------------------------------------------------------------------------------------------------------------------
        Security:  M67888103
    Meeting Type:  AGM
    Meeting Date:  20-Jul-2008
          Ticker:
            ISIN:  IL0010818198
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and the Directors'       Mgmt          For                            For
       report for the year 2007

2.     Re-appoint the Accountant Auditors and authorize          Mgmt          For                            For
       the Board to fix their fees

3.A    Re-appoint Mr. A. Bigger as a Officiating Director        Mgmt          For                            For

3.B    Re-appoint Mr. N. Dankner as a  Officiating               Mgmt          For                            For
       Director

3.C    Re-appoint Mr. Z. Livnat as a Officiating Director        Mgmt          For                            For

3.D    Re-appoint Mr. I. Manor as a Officiating Director         Mgmt          For                            For

3.E    Re-appoint Mr. R. Cohen as a Officiating Director         Mgmt          For                            For

3.F    Re-appoint Mr. H. Garvrieli as a Officiating              Mgmt          For                            For
       Director

3.G    Re-appoint Mr. A. Arel  as a Officiating Director         Mgmt          For                            For

3.H    Re-appoint Mr. O. Leader as a Officiating Director        Mgmt          For                            For

3.I    Re-appoint Mr. A. Fisher as a Officiating Director        Mgmt          For                            For

3.J    Re-appoint Mr. D. Peckleman as a Officiating              Mgmt          For                            For
       Director

3.K    Re-appoint Mr. H. Shorek as a Officiating Director        Mgmt          For                            For

4.     Approve to update the remuneration of the Directors       Mgmt          For                            For
       Messrs. A. Arel , A. Fisher, D. Peckleman,
       H. Shorek to the maximum rate permitted By
       Law for payment to External Directors

5.     Approve to update the remuneration of the Directors       Mgmt          For                            For
       Mr. Z. Livnat  who may regarded as an owner
       of control [special majority required] to the
       maximum rate permitted By Law




--------------------------------------------------------------------------------------------------------------------------
 MAANSHAN IRON & STL LTD                                                                     Agenda Number:  701662733
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5361G109
    Meeting Type:  EGM
    Meeting Date:  31-Aug-2008
          Ticker:
            ISIN:  CNE1000003R8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF NON-INDEPENDENT
       DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN
       REMOVED FOR THIS MEETING. PLEASE CONTACT YOUR
       CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY
       QUESTIONS. THANK YOU.

1.1.a  Elect Mr. Gu Jianguo as a Non-Independent Directors       Mgmt          For                            For
       for the sixth session of the Board of Directors

1.1.b  Elect Mr. Gu Zhanggen as a Non-Independent Directors      Mgmt          For                            For
       for the sixth session of the Board of Directors

1.1.c  Elect Mr. Su Jiangang as a Non-Independent Directors      Mgmt          For                            For
       for the sixth session of the Board of Directors

1.1.d  Elect Mr. Zhao Jianming as a Non-Independent              Mgmt          For                            For
       Director for the sixth session of the Board
       of Director

1.1.e  Elect Mr. Gao Haijian as a Non-Independent Director       Mgmt          For                            For
       for the sixth session of the Board of Director

1.1.f  Elect Mr. Hui Zhigang as a Non-Independent Director       Mgmt          For                            For
       for the sixth session of the Board of Director

1.2.a  Elect Mr. Wong Chun Wa as an Independent Non-Executive    Mgmt          For                            For
       Director for the sixth session of the Board
       of Director

1.2.b  Elect Mr. Su Yong as an Independent Non-Executive         Mgmt          For                            For
       Director for the sixth session of the Board
       of Director

1.2.c  Elect Mr. Hui Leung Wah as an Independent Non-Executive   Mgmt          For                            For
       Director for the sixth session of the Board
       of Director

1.2.d  Elect Mr. Han Yi as an Independent Non-Executive          Mgmt          For                            For
       Director for the sixth session of the Board
       of Director

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF SUPERVISORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

2.a    Elect Mr. Fang Jinrong the sixth session of               Mgmt          For                            For
       non-staff representatives to be appointed Supervisors
       of the Supervisory Committee of the Company

2.b    Elect Mr. Cheng Shaoxiu the sixth session of              Mgmt          For                            For
       non-staff representatives to be appointed Supervisors
       of the Supervisory Committee of the Company

2.c    Elect Mr. An Qun the sixth session of non-staff           Mgmt          For                            For
       representatives to be appointed Supervisors
       of the Supervisory Committee of the Company

3.     Approve the resolution concerning remuneration            Mgmt          For                            For
       of the sixth session of the Directors and the
       Supervisors of the Company




--------------------------------------------------------------------------------------------------------------------------
 MAANSHAN IRON & STL LTD                                                                     Agenda Number:  701931176
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5361G109
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  CNE1000003R8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the work report of the Board of Directors         Mgmt          For                            For
       for the year 2008

2.     Approve the work report of the Supervisory Committee      Mgmt          For                            For
       for the year 2008

3.     Approve the audited financial statements for              Mgmt          For                            For
       the year 2008

4.     Approve the Profit Distribution Plan for the              Mgmt          For                            For
       year 2008

5.     Appoint Ernst & Young Hua Ming and Ernst & Young          Mgmt          For                            For
       as the Company's Auditors for the year 2009
       and authorize the Board of Directors to determine
       the remuneration of the Auditors based on that
       in 2008

6.     Approve the continued provision of guarantees             Mgmt          For                            For
       for Ma Steel International Trade and Economics
       Corporation, a wholly-owned subsidiary of the
       Company

S.7    Approve the Company's issuance of debt financing          Mgmt          For                            For
       instrument of non-financial institutions in
       the inter-bank and bond market in an aggregate
       amount of not exceeding RMB 4 billion; that
       within 12 months from the date on which approval
       is obtained at the shareholders' general meeting,
       the Company may issue debt financing instrument
       of non-financial institutions in the inter-bank
       and bond market of a principal amount in aggregate
       of not exceeding RMB 4 billion in the PRC;
       and authorize the Board of Directors by the
       shareholders' general meeting to determine,
       within the regulatory framework, the specific
       terms and other relevant matters with respect
       to the actual issuance of such debt financing
       instrument of non-financial institutions in
       the inter-bank and bond market in accordance
       with the needs of the Company and market circumstances

S.8    Approve the "Amendments to the Articles of Association    Mgmt          For                            For
       of Maanshan Iron & Steel Company Limited" as
       specified and by the shareholders' general
       meeting and authorize the Board of Directors
       to make appropriate modifications to the wordings
       of the "Amendments to the Articles of Association"
       pursuant to the requirements of the State's
       relevant examination and approval authorities
       and to carry out other related matters




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE KOREA INFRASTRUCTURE FD                                                           Agenda Number:  701715609
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y53643105
    Meeting Type:  EGM
    Meeting Date:  07-Nov-2008
          Ticker:
            ISIN:  KR7088980008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Re-elect the Corporate Director                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MACRONIX INTL CO LTD                                                                        Agenda Number:  701850605
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5369A104
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002337003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of buyback treasury stock            Non-Voting    No vote

A.4    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.7 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, proposed stock dividend: 40 for 1,000
       shares held

B.4    Approve to replace the Supervisors by the Audit           Mgmt          For                            For
       Committee

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans and endorsement and guarantee

B.6    Approve the securities issuance                           Mgmt          For                            For

B.7    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.8    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MADECO S A                                                                                  Agenda Number:  701827973
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64011102
    Meeting Type:  OGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  CLP640111025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

A.     Approve to state the share capital in USD, for            Mgmt          For                            For
       the adoption of the IFRS accounting and financial
       regulations, introducing all changes to the
       Corporate Bylaws that are necessary

B.     Adopt all other resolutions that may be necessary         Mgmt          For                            For
       or convenient for the fulfillment, carrying
       out and completing of the resolutions that
       the general meeting passes in relation to the
       subject stated previously

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETIN TIME. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MADECO S A                                                                                  Agenda Number:  701829977
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64011102
    Meeting Type:  OGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  CLP640111025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report, financial statements,          Mgmt          For                            For
       and External Auditors report, corresponding
       to the last FYE 31 DEC 2008

2.     Approve the distribution of revenues corresponding        Mgmt          For                            For
       to the exercise 2008

3.     Approve to fix the remunerations of the Board             Mgmt          For                            For
       of Directors

4.     Approve to fix the remunerations of the Directors         Mgmt          For                            For
       Committee referred to in Articles 50 BIS of
       the law 18.046 and the budget for the exercise
       2009

5.     Receive the report of the expenses of the Board           Mgmt          For                            For
       of Directors during the exercise 2008

6.     Receive the report of the activities and expenses         Mgmt          For                            For
       of the Directors Committee during the exercise
       2008

7.     Approve to designate the External Auditors                Mgmt          For                            For

8.     Receive the report of the operational activities          Mgmt          For                            For
       of the Society referred to Articles 44 and
       89 of the Law 18.046 of corporations

9.     Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MADECO S.A.                                                                                 Agenda Number:  933009765
--------------------------------------------------------------------------------------------------------------------------
        Security:  556304202
    Meeting Type:  Annual
    Meeting Date:  25-Mar-2009
          Ticker:  MAD
            ISIN:  US5563042028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     APPROVAL OF ANNUAL REPORT, FINANCIAL STATEMENTS           Mgmt          For
       AND EXTERNAL AUDITORS REPORT FOR THE FISCAL
       YEAR ENDED DECEMBER 31, 2008.

A2     DISTRIBUTION OF NET INCOME OF 2008.                       Mgmt          For

A3     DETERMINATION OF THE BOARD OF DIRECTORS' REMUNERATION.    Mgmt          For

A4     DETERMINATION OF THE AUDIT COMMITTEE'S FEES,              Mgmt          For
       PURSUANT TO ARTICLE 50 BIS OF LAW #18,046 (CHILEAN
       CORPORATION LAW) AND APPROVAL OF THE COMMITTEE'S
       EXPENSE BUDGET FOR THE YEAR 2009.

A5     REPORT OF THE BOARD OF DIRECTOR'S EXPENSES IN             Mgmt          For
       2008.

A6     APPROVAL OF THE DIRECTOR'S COMMITTEE REPORT               Mgmt          For
       REGARDING ACTIVITIES AND EXPENSES FOR THE FISCAL
       YEAR 2008.

A7     DESIGNATION OF THE COMPANY'S EXTERNAL AUDITORS.           Mgmt          For

A8     APPROVAL OF THE COMPANY'S REPORT REGARDING RELATED        Mgmt          For
       PARTY TRANSACTIONS, PURSUANT TO ARTICLES 44
       AND 89 OF LAW #18,046

A9     DISCUSSION OF ANY OTHER MATTER OF INTEREST WITHIN         Mgmt          For
       THE SCOPE OF THE ANNUAL SHAREHOLDERS' MEETING.

E1     EXPRESS THE SHARE CAPITAL IN US DOLLARS IN ITS            Mgmt          For
       BYLAWS DUE TO THE CHANGE OF THE ACCOUNTING
       METHODS TO IFRS (INTERNATIONAL FINANCIAL REPORTING
       STANDARDS) IN 2009.

E2     TAKE ALL OTHER AGREEMENTS AS MAY BE NECESSARY             Mgmt          For
       OR DESIRABLE TO MATERIALIZE, TO CARRY OUT AND
       COMPLEMENT THE AGREEMENTS ADOPTED BY THE SHAREHOLDERS'
       MEETING RELATED TO THE PREVIOUS ISSUES.




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TELEKOM  TELECOMMUNICATIONS PLC                                                      Agenda Number:  701829927
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5215H163
    Meeting Type:  AGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  HU0000073507
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       02 APR 2009 AT 1:00 P.M. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. PLEASE
       BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
       UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

1.     Receive the report of the Board of Directors              Mgmt          No Action
       on the Management of Magyar Telekom Plc, on
       the business operation, on the business policy
       and on the financial situation of the Company
       and Magyar Telekom Group in 2008

2.     Approve the 2008 consolidated annual financial            Mgmt          No Action
       statements of the Company prescribed by the
       accounting act according to the requirements
       of the international financial reporting standards
       [IFRS], presentation of the relevant report
       of the Supervisory Board, the Audit Committee
       and the Auditor

3.     Approve the 2008 annual stand alone financial             Mgmt          No Action
       statements of the Magyar Telekom Plc, prepared
       in accordance with requirements of the accounting
       act [HAR], presentation of the relevant report
       of the Supervisory Board, the Audit Committee
       and the Auditor

4.     Approve the proposal of the Board of Directors            Mgmt          No Action
       for the use of the profit after tax earned
       in 2008, presentation of the relevant report
       of the Supervisory Board, the Audit Committee
       and the Auditor, decision on the use of the
       profit after tax earned in 2008

5.     Approve the Corporate Governance and Management           Mgmt          No Action
       report

6.     Approve the decision on granting relief from              Mgmt          No Action
       liability to the Members of the Board of Directors

7.     Approve the decision on the modification of               Mgmt          No Action
       the Articles of Association of Magyar Telekom
       Plc, [1.4 a. sites of the Company, 2.5.3 and
       5.3: the shareholders register and closing
       of the shareholders register 7.4.1. the Board
       of Directors, 7.8. liability of Directors 8.6.
       liabilities of Members of the Supervisory Board
       9.1. the Auditor election]

8.     Elect the Members of the Board of Directors               Mgmt          No Action

9.     Elect the Members of the Supervisory Board                Mgmt          No Action

10.    Approve the remuneration guidelines                       Mgmt          No Action

11.    Elect the Company's Auditor and approve to determine      Mgmt          No Action
       its remuneration, and the designation of the
       Auditor who will be personally responsible
       for the Audit of the Company and the designation
       of the Deputy Auditor




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TELEKOM  TELECOMMUNICATIONS PLC                                                      Agenda Number:  701981715
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5215H163
    Meeting Type:  EGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  HU0000073507
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED.

1.     Approve the informative for the shareholders              Mgmt          No Action
       with regard to the transformation of Magyar
       Telekom NYRT, T-Kabel Magyarorszag KFT and
       Del-Vonal KFT

2.     Approve the written report of the senior officers         Mgmt          No Action

3.     Approve the statement of the Independent Auditor          Mgmt          No Action
       on the transformation and that the planned
       transformation will not endanger the satisfaction
       of Creditors claims towards the Company

4.     Approve the opinion of the Supervisory Board              Mgmt          No Action
       and the Audit Committee on the transformation

5.     Approve the decision on the closing draft balance         Mgmt          No Action
       sheet and draft Merger Inventory of Magyar
       Telekom NYRT

6.     Approve the decision on the sum of the proportionate      Mgmt          No Action
       assets due to persons who do not wish to remain
       shareholders of Magyar Telekom as the successor
       Company and on the way of settlement with them

7.     Approve the final determination of persons who            Mgmt          No Action
       do not wish to remain shareholders of the successor
       Company and the number of their shares

8.     Approve to establish the number of persons who            Mgmt          No Action
       do not wish to remain shareholders of the successor
       Company and the number of their shares

9.     Approve the decision on the draft balance sheet           Mgmt          No Action
       and draft inventory of Magyar Telekom NYRT.,
       as the successor Company, with regard to changes
       of the draft balance sheet due to possible
       departing shareholders

10.    Approve the decision on the transformation and            Mgmt          No Action
       the Merger Agreement

11.    Amend the Articles of Association of the Company,         Mgmt          No Action
       1.4 (a) Sites of the Company, 1.4 (b) Branch
       Offices of the Company, 1.8 Legal Succession,
       1.7. Share Capital of the Company, 2.1 Shares,
       15.2 Notices, 15.5 Miscellaneous

12.    Approve the new Articles of Association of the            Mgmt          No Action
       successor Company




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TELEKOM PLC                                                                          Agenda Number:  933114100
--------------------------------------------------------------------------------------------------------------------------
        Security:  559776109
    Meeting Type:  Special
    Meeting Date:  29-Jun-2009
          Ticker:  MTA
            ISIN:  US5597761098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     APPROVAL OF THE WRITTEN REPORT OF SENIOR OFFICERS         Mgmt          For                            For

03     STATEMENT OF THE INDEPENDENT AUDITOR ON THE               Mgmt          For                            For
       TRANSFORMATION AND THAT THE PLANNED TRANSFORMATION
       WILL NOT ENDANGER THE SATISFACTION OF CREDITORS
       CLAIMS TOWARDS THE COMPANY

04     OPINION OF THE SUPERVISORY BOARD AND THE AUDIT            Mgmt          For                            For
       COMMITTEE ON THE TRANSFORMATION

05     DECISION ON THE CLOSING DRAFT BALANCE SHEET               Mgmt          For                            For
       AND DRAFT MERGER INVENTORY OF MAGYAR TELEKOM
       NYRT

06     DECISION ON THE SUM OF THE PROPORTIONATE ASSETS           Mgmt          For                            For
       DUE TO PERSONS WHO DO NOT WISH TO REMAIN SHAREHOLDERS
       OF MAGYAR TELEKOM, AS THE SUCCESSOR COMPANY
       AND ON THE WAY OF SETTLEMENT WITH THEM

08     ESTABLISHMENT OF THE NUMBER OF PERSONS WHO DO             Mgmt          For                            For
       NOT WISH TO REMAIN SHAREHOLDERS OF THE SUCCESSOR
       COMPANY AND THE NUMBER OF THEIR SHARES

09     DECISION ON THE DRAFT BALANCE SHEET AND DRAFT             Mgmt          For                            For
       INVENTORY OF MAGYAR TELEKOM NYRT., AS THE SUCCESSOR
       COMPANY, WITH REGARD TO CHANGES OF THE DRAFT
       BALANCE SHEET DUE TO POSSIBLE DEPARTING SHAREHOLDERS

10A    DECISION ON THE TRANSFORMATION                            Mgmt          For                            For

10B    APPROVAL OF THE MERGER AGREEMENT                          Mgmt          For                            For

11A    DECISION ON THE AMENDMENT OF THE ARTICLES OF              Mgmt          For                            For
       ASSOCIATION OF THE COMPANY: 1.4. SITES AND
       BRANCH OFFICES OF THE COMPANY

11B    DECISION ON THE AMENDMENT OF THE ARTICLES OF              Mgmt          For                            For
       ASSOCIATION OF THE COMPANY: 1.8. LEGAL SUCCESSION

11C    DECISION ON THE AMENDMENT OF THE ARTICLES OF              Mgmt          For                            For
       ASSOCIATION OF THE COMPANY: 1.7. SHARE CAPITAL
       OF THE COMPANY; 2.1. SHARES

11D    DECISION ON THE AMENDMENT OF THE ARTICLES OF              Mgmt          For                            For
       ASSOCIATION OF THE COMPANY: 15.2. NOTICES

11E    DECISION ON THE AMENDMENT OF THE ARTICLES OF              Mgmt          For                            For
       ASSOCIATION OF THE COMPANY: 15.5. MISCELLANEOUS

12     APPROVAL OF THE NEW ARTICLES OF ASSOCIATION               Mgmt          For                            For
       OF THE SUCCESSOR COMPANY




--------------------------------------------------------------------------------------------------------------------------
 MAHANAGAR TEL NIGAM LTD                                                                     Agenda Number:  701708402
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5401F111
    Meeting Type:  AGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  INE153A01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet of the Company as at 31 MAR 2008 and
       the profit and loss account for the YE on that
       date together with the reports of the Auditors
       and the Directors and the comments of the Comptroller
       and the Auditor General of India thereon under
       Section 619 (4) of the Companies Act, 1956

2.     Approve to confirm the interim dividend and               Mgmt          For                            For
       declare a final dividend on equity shares

3.1    Re-appoint Dr. S. Balasubramanian as a Director,          Mgmt          For                            For
       who retires by rotation

3.2    Re-appoint Shri J.S. Deepak as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Approve to fix the remuneration of the Statutory          Mgmt          For                            For
       and Branch Auditors appointed by the Comptroller
       and the Auditor General of India for the FY
       2008-09

5.     Appoint Smt. Usha Sahajpal as a Director of               Mgmt          For                            For
       the Company from the date of AGM i.e 26 SEP
       2008 in terms as specified




--------------------------------------------------------------------------------------------------------------------------
 MAHINDRA & MAHINDRA LTD                                                                     Agenda Number:  701656413
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54164135
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2008
          Ticker:
            ISIN:  INE101A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at YE 31 MAR 2008 and profit and loss account
       for the YE on that date and the report of the
       Directors and the Auditors thereon

2.     Declare a dividend on ordinary [equity] shares            Mgmt          For                            For

3.     Re-elect Mr. Anand G. Mahindra as a Director,             Mgmt          For                            For
       who retires by rotation

4.     Re-elect Mr. A.K. Nanda as a Director, who retires        Mgmt          For                            For
       by rotation

5.     Re-elect Mr. Nadir B. Godrej as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Re-elect Mr. M.M. Murugappan as a Director,               Mgmt          For                            For
       who retires by rotation

7.     Appoint Messrs. Deloitte Haskins & Sells, as              Mgmt          For                            For
       Chartered Accountants, the retiring Auditors
       of the Company, as Auditors, who shall hold
       office from the conclusion of this AGM, until
       the conclusion of the next AGM of the Company
       and approve to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 MAHINDRA & MAHINDRA LTD                                                                     Agenda Number:  701722250
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54164135
    Meeting Type:  CRT
    Meeting Date:  29-Oct-2008
          Ticker:
            ISIN:  INE101A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       Arrangement embodied in the Scheme of Amalgamation
       of Punjab Tractors Limited with Mahindra and
       Mahindra Limited and their respective shareholders
       ["the Scheme"]




--------------------------------------------------------------------------------------------------------------------------
 MAHINDRA & MAHINDRA LTD                                                                     Agenda Number:  701857510
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54164135
    Meeting Type:  OTH
    Meeting Date:  04-Apr-2009
          Ticker:
            ISIN:  INE101A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 540635 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR RESOLUTIONS
       1 AND 2. THANK YOU.

1.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the consents, approvals and permissions
       being obtained from appropriate authorities
       to the extent applicable or necessary and in
       terms of Section 293(1)(a) and other applicable
       provisions, if any, of the Companies Act, 1956,
       [hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       which the Board may have constituted or hereinafter
       constitute to exercise its powers including
       the powers conferred by this resolution], to
       transfer, sell or otherwise dispose of the
       Land Systems Business forming part of the Company's
       Mahindra Defense Systems division together
       with congeries of rights of the Company in
       such Business to a subsidiary of the Company
       at such consideration being not lower than
       the Net Asset Value of the aforesaid Land Systems
       Business and no such terms and conditions and
       with effect from such date and in such manner
       as the Board may think fit and to do all such
       acts, deeds, matters and things as may be deemed
       necessary and/or expedient in the interest
       of the Company and incidental thereto to give
       effect to this resolution; authorize the Board
       to take such steps as may be necessary for
       obtaining approvals, statutory, contractual
       or otherwise in relation to the above and to
       settle all questions and matters arising out
       of and/or incidental thereto and to sign and
       execute all deeds, application, documents and
       writings that may be required on behalf of
       the Company and also delegate all or any of
       the above powers to any Committee of Directors
       of the Company for the purpose of implementation
       of the aforesaid resolution

2.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the consents, approvals and permissions
       being obtained from appropriate authorities
       to the extent applicable or necessary and in
       terms of Section 293(1)(a) and other applicable
       provisions, if any, of the Companies Act, 1956,
       [hereinafter referred to as 'the Board' which
       term shall be deemed to include any Committee
       which the Board may have constituted or hereinafter
       constitute to exercise its powers including
       the powers conferred by this Resolution], to
       transfer, sell or otherwise dispose of the
       Naval Systems Business forming part of the
       Company's Mahindra Defense Systems Division
       together with congeries of rights of the Company
       in such Business to a subsidiary of the Company
       at such consideration being not lower than
       the Net Asset Value of the aforesaid Naval
       Systems Business and on such terms and conditions
       and with effect from such date and in such
       manner as the Board may think fit and do all
       such acts, deeds, matters and things as may
       be deemed necessary and/or expedient in the
       interest of the Company and incidental thereto
       give effect to this resolution; and authorize
       the Board to take such steps as may be necessary
       for obtaining approvals, statutory, contractual
       or otherwise in relation to the above and to
       settle all questions and matters arising out
       of and/or incidental thereto and to sign and
       execute all deeds, applications, documents
       and writings that may be required on behalf
       of the Company and also to delegate all or
       any of the above powers to any Committee of
       Directors of the Company for the purpose of
       implementation of the aforesaid Resolution




--------------------------------------------------------------------------------------------------------------------------
 MAJOR CINEPLEX GROUP PUBLIC CO LTD                                                          Agenda Number:  701747012
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54190130
    Meeting Type:  EGM
    Meeting Date:  03-Dec-2008
          Ticker:
            ISIN:  TH0671010Z16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       for the year 2008 held on 04 APR 2008

2.     Approve the amendment of Clause 8 of the Articles         Mgmt          For                            For
       of Association of the Company

3.     Other matters [if any]                                    Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MAJOR CINEPLEX GROUP PUBLIC CO LTD                                                          Agenda Number:  701882424
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54190130
    Meeting Type:  AGM
    Meeting Date:  09-Apr-2009
          Ticker:
            ISIN:  TH0671010Z16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544942 DUE TO RECEIPT OF DIRECTORS AND AUDITORS
       NAME. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the minutes of the EGM No. 1/2009                 Mgmt          For                            For

2.     Acknowledge and accept the Company business               Mgmt          For                            For
       report for the year 2008

3.     Receive the financial statement and profit and            Mgmt          For                            For
       loss account ending 31 DEC 2008

4.     Approve the dividend payment THB 0.64 per share           Mgmt          For                            For
       for the year 2008 to the Company shareholders

5.1    Elect Mr. Verawat Ongvasith as a Director                 Mgmt          For                            For

5.2    Elect Mr. Walloop Tangtrongchitr as a Director            Mgmt          For                            For

5.3    Elect Mr. Attasith Damrongrat as a Director               Mgmt          For                            For

6.     Approve to fixing remuneration and meeting allowance      Mgmt          For                            For
       for Directors for 2009

7.     Appoint PricewaterhouseCooper ABAS as the Auditors        Mgmt          For                            For
       and authorize Board to fix their remuneration

8.     Approve the Company to sell 19.7 Million shares           Mgmt          For                            For
       in MVD to MPIC whereby the consideration will
       be by ways of subscription of newly issued
       orders of MPIC which is deemed an acquisition
       of ANO Company according to Section 107 of
       public Company Act 25, 35

9.     Authorize issuance of bonds not exceeding THB             Mgmt          For                            For
       1.5 Billion

10.    Approve the addition of the Company's objective           Mgmt          For                            For
       Item 35 on electronics payment business and
       amendment of the Company Memorandum of Association
       Clause 3

11.    Other business [If any]                                   Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BANKING BHD MAYBANK                                                                 Agenda Number:  701836061
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  EGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the relevant regulatory approvals being
       obtained, including but not limited to the
       approval of the Securities Commission for the
       proposed rights issue and the approval-in-principle
       of Bursa Malaysia Securities Berhad being obtained
       for the listing of and quotation for up to
       2,212 million rights Shares to be issued pursuant
       to the proposed rights issue, to provisionally
       allot by way of a renounceable rights issue
       of up to a maximum of 2,212 million rights
       Shares at an issue price of MYR 2.74 per share
       to the shareholders of the Company whose names
       appear in the record of depositors at the close
       of business on the entitlement date to be determined
       by the Directors of the Company, on the basis
       of 9 rights Shares for every 20 existing ordinary
       shares of MYR 1.00 each in Maybank [Maybank
       Shares] held on such date; and to deal with
       any fractional entitlements that may arise
       from the proposed rights issue in such manner
       as they shall in their absolute discretion
       deem fit and in the interest of the Company;
       the rights Shares to be issued shall upon issue
       and allotment, rank equally in all respects
       with the existing issued and paid-up Maybank
       Shares, save and except that they shall not
       be entitled to any dividends, rights, allotments
       and/or other distributions, the entitlement
       date of which precedes the date of allotment
       of the rights Shares for the purpose hereof,
       entitlement date means the date as at the close
       of business on which shareholders of the Company
       must be registered in order to participate
       in any dividends, rights, allotments or other
       distributions; any rights Share which is not
       validly taken up or which is not allotted for
       any reason whatsoever shall first be made available
       for excess shares applications; no offer documents
       pertaining to the proposed rights issue shall
       be issued or sent to shareholders of the Company
       having registered addresses outside Malaysia
       or who have not provided an address in Malaysia
       at which such documents may be delivered to
       prior to the entitlement date; authorize the
       Directors and the Secretary of the Company
       to do all such acts and enter into all such
       transactions, arrangements and documents as
       may be necessary or expedient in order to give
       full effect to the proposed rights issue with
       full power to assent to any conditions, modifications,
       variations and/or amendments [if any] as may
       be imposed by any relevant authorities or consequent
       upon the implementation of the said conditions,
       modifications, variations and/or amendments




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  701692243
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  AGM
    Meeting Date:  25-Sep-2008
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 30 JUN 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Approve the payment of a final dividend of 20             Mgmt          For                            For
       sen per share less 26% income tax, for the
       FYE 30 JUN 2008

3.     Re-elect Tan Sri Dato' Magat Zaharuddin Bin               Mgmt          For                            For
       Megat Mohd Nor as a Director, who retires by
       rotation in accordance with Articles 96 and
       97 of the Company's Articles of Association

4.     Re-elect Tan Sri Dato' Sri Chua Hock Chin as              Mgmt          For                            For
       a Director, who retires by rotation in accordance
       with Article 100 of the Company's Articles
       of Association

5.     Re-elect Datuk Syed Tamim Ansari Bin Syed Mohamed         Mgmt          For                            For
       as a Director, who retires by rotation in accordance
       with Article 100 of the Company's Articles
       of Association

6.     Re-elect Dato' Aminuddin Bin Md Desa as a Director,       Mgmt          For                            For
       who retires by rotation in accordance with
       Article 100 of the Company's Articles of Association

7.     Re-elect Dato' Sri Abdul Wahid Bin Omar as a              Mgmt          For                            For
       Director, who retires by rotation in accordance
       with Article 100 of the Company's Articles
       of Association

8.     Re-appoint Tan Sri Mohamed Basir Bin Ahmed as             Mgmt          For                            For
       a Director of the Company, to hold the office
       until the next AGM, who retires pursuant to
       Section 129(6) of the Companies Act, 1965

9.     Re-appoint Mr. Haji Mohd Hashir Bin Haji Abdullah         Mgmt          For                            For
       as a Director of the Company, to hold the office
       until the next AGM, who retires pursuant to
       Section 129(6) of the Companies Act, 1965

10.    Re-appoint Mr. Teh Soon Poh as a Director of              Mgmt          For                            For
       the Company, to hold the office until the next
       AGM, who retires pursuant to Section 129(6)
       of the Companies Act, 1965

11.    Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 1,117,889.32 for the FYE 30 JUN 2008

12.    Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            For
       of the Company for the FY ending 30 JUN 2009
       and authorize the Directors to fix their remuneration

13.    Authorize the Directors, subject always to the            Mgmt          For                            For
       Companies Act, 1965, the Company's Articles
       of Association and approval of the relevant
       government/regulatory authorities being obtained
       and pursuant to Section 132D of the Companies
       Act, 1965, to issue shares in the Company at
       any time until the conclusion of the next AGM
       and upon such terms and conditions and for
       such purposes as the Directors may, in their
       absolute discretion deem fit, provided that
       the aggregate number of shares to be issued
       does not exceed 10% of the issued share capital
       of the Company for the time being

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MALAYSIAN AIRLINES SYSTEM BHD                                                               Agenda Number:  701979657
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y56461109
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  MYL3786OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Approve the Directors' fees for the FYE 31 DEC            Mgmt          For                            For
       2008

3.     Re-elect Mr. Keong Choon Keat as a Director,              Mgmt          For                            For
       who retires under Article 139 of the Company's
       Articles of Association

4.     Re-elect Mr. Martin Gilbert Barrow as a Director,         Mgmt          For                            For
       who retires under Article 139 of the Company's
       Articles of Association

5.     Re-elect Tan Sri Dr. Mohd. Munir bin Abd Majid            Mgmt          For                            For
       as a Director, who retires under Article 139
       of the Company's Articles of Association

6.     Re-elect Tan Sri Dr. Wan Abdul Aziz bin Wan               Mgmt          For                            For
       Abdullah as a Director, who retires under Article
       139 of the Company's Articles of Association

7.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company until the conclusion of the
       next AGM and authorize the Directors to fix
       their remuneration

8.     Authorize the Board of Directors, subject to              Mgmt          For                            For
       the Companies Act, 1965 [the Act], the Articles
       of Association of the Company, approval from
       the Bursa Malaysia Securities Berhad and other
       Government or Regulatory Bodies, where such
       approval is necessary, pursuant to Section
       132D of the Act, to issue shares in the capital
       of the Company at any time upon such terms
       and conditions and for such purposes as the
       Directors may in their discretion deem fit,
       provided always that the aggregate number of
       shares to be issued shall not exceed 10% of
       the issued share capital of the Company [Authority
       expires at the conclusion of the next AGM of
       the Company]

9.     Transact any other business                               Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MALAYSIAN AIRLINES SYSTEM BHD                                                               Agenda Number:  701995283
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y56461109
    Meeting Type:  EGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  MYL3786OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Ratify and approve the options granted to date            Mgmt          For                            For
       to Pilots and Cabin crew who are employed on
       the basis of a fixed term contract

2.     Amend the Clause 6.4(c) of the MAS ESOS By-Laws           Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 MALAYSIAN BULK CARRIERS BHD                                                                 Agenda Number:  701773461
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5650J103
    Meeting Type:  EGM
    Meeting Date:  10-Dec-2008
          Ticker:
            ISIN:  MYL5077OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company: i) to subscribe for 34,000,000     Mgmt          For                            For
       new ordinary shares in PACC Offshore Services
       Holdings Private Limited [POSH], representing
       22.08% of POSH's enlarged issued and paid up
       capital for the consideration of USD 221,000,000
       [Proposed Subscription], to be satisfied (a)
       partly by cash of USD197,000,000; and (b) partly
       in-kind by the transfer of an offshore accommodation
       and maintenance/multi-functional support vessel
       known as Pac Bintan [Pac Bintan] at a valuation
       price of USD 24,000,000 from Springbright Holdings
       Limited, a wholly-owned subsidiary of the Company,
       to POSH or its nominee, upon the terms and
       conditions contained in the Subscription Agreement
       dated 24 OCT 2008 [as amended by the Supplemental
       Agreement dated 24 OCT 2008] entered into between
       the Company and POSH and the Ship Sale Agreement
       dated 24 OCT 2008 entered into between the
       Company and Springbright Holdings Limited to
       transfer Pac Bintan to POSH or its nominee;
       ii) pursuant to the Proposed Subscription,
       to grant a call option and accept a put option
       and Merger put option of all the shares in
       POSH held by the Company for the time being,
       upon the terms and conditions in the Options
       Agreement dated 24 OCT 2008 entered into between
       the Company and Pacific Carriers Limited; and
       authorize the Directors to give full effect
       to the Proposed Subscription with full powers
       to assent to any conditions, variations, modifications
       and/or amendments in any manner as may be required
       in the best interest of the Company and take
       all necessary steps and do all acts as they
       may deem necessary or expedient to implement,
       finalize and give full effect to the Proposed
       Subscription




--------------------------------------------------------------------------------------------------------------------------
 MALAYSIAN BULK CARRIERS BHD                                                                 Agenda Number:  701870671
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5650J103
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  MYL5077OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008 and the reports of the
       Directors and the Auditors thereon

2.     Declare a final single tier dividend of 30 sen            Mgmt          For                            For
       per share for the FYE 31 DEC 2008

3.     Re-elect Mr. Teo Joo Kim as a Director, who               Mgmt          For                            For
       is retiring pursuant to the Article 95 of the
       Company's Articles of Association

4.     Re-elect Mr. Wu Long Peng as a Director, who              Mgmt          For                            For
       is retiring pursuant to the Article 95 of the
       Company's Articles of Association

5.     Re-elect Dato' Lim Chee Wah as a Director, who            Mgmt          For                            For
       is retiring pursuant to the Article 95 of the
       Company's Articles of Association

6.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

7.     Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 557,000 for the FYE 31 DEC 2008

8.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act 1965, to allot and
       issue shares in the Company from time to time
       upon such terms and conditions and for such
       purposes as the Directors may in their absolute
       discretion deem fit, the aggregate number of
       shares to be issued pursuant to this resolution
       does not exceeding 10% of the issued and paid-up
       share capital of the Company for the time being,
       subject always to the approval of all relevant
       regulatory authorities, if required, being
       obtained for such allotment and issue and to
       do all such acts and things [including executing
       any relevant documents] as they may consider
       expedient or necessary to complete and give
       effect to the aforesaid authority; [Authority
       expires until the conclusion of next AGM of
       the Company]

9.     Authorize the Company and its Subsidiaries [MBC           Mgmt          For                            For
       Group], pursuant to Paragraph 10.09 of the
       Listing Requirements of Bursa Malaysia Securities
       Berhad, to enter into Recurrent Related Party
       Transactions as specified, which are necessary
       for MBC Group's day-to-day operations in the
       ordinary course of business on terms not more
       favorable to the related parties than those
       generally available to the public and not detrimental
       to the minority shareholders; [Authority expires
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM is required to be
       held pursuant to Section 143(1) of the Companies
       Act, 1965 (the Act) (but shall not extend to
       such extension as may be allowed pursuant to
       Section 143(2) of the Act]; and that the breakdown
       of the aggregate value of the related party
       transaction based on the type of the recurrent
       transaction made and the names of the related
       parties recurrent related party transactions
       made and their relationship with MBC Group
       be disclosed in the annual report of the Company
       as may be required by the governing authority,
       authorize the Directors to do all such acts
       and things [including executing any relevant
       documents] in the interest of the Company,
       as they may consider expedient or necessary
       to complete and give effect to the aforesaid
       mandate

10.    Authorize the Company, pursuant to Paragraph              Mgmt          For                            For
       12.03 of the Listing Requirements of Bursa
       Malaysia Securities Berhad and subject to Section
       67A of the Companies Act, 1965, the Company's
       Memorandum and the Articles of Association
       and other applicable Laws, rules and regulations
       and the approvals of all relevant regulatory
       authorities, to purchase and/or hold such amount
       of ordinary shares of MYR 0.25 each in the
       Company as may be determined by the Directors
       from time to time through Bursa Malaysia upon
       such terms and conditions as the Directors
       may deem fit and expedient in the interest
       of the Company, the aggregate number of shares
       to be purchased and/or held not exceeding 10%
       of the issued and paid-up share capital of
       the Company as the date of the share buy-back
       and that an amount of the funds not exceeding
       the retained profits and share premium reserves
       of the Company as well as the retained profits
       as at the date of the share buy-back, be utilized
       for the purpose purchase and the shares of
       the Company to be purchased may be cancelled,
       retained as treasury shares, distributed as
       dividends or resold on Bursa Malaysia, or a
       combination of the above, at the absolute discretion
       of the Directors; authorize the Directors to
       do all such acts and things [including executing
       any relevant documents] for and on behalf of
       the Company, as they may consider expedient
       or necessary to complete and give effect to
       the aforesaid authorization; [Authority expires
       earlier of the conclusion of the next AGM of
       the Company ,at which time it will lapse, unless
       by ordinary resolution passed at that meeting;
       or by the expiration of the period within which
       the next AGM is required Bylaw to be held;
       or revoked or varied by ordinary resolution
       passed by the shareholders at a general meeting]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MALAYSIAN PACIFIC INDUSTRIES BHD                                                            Agenda Number:  701720484
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y56939104
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2008
          Ticker:
            ISIN:  MYL3867OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       to enter into recurrent related party transactions
       of a revenue or trading nature as disclosed
       in Section 2.3(A) of Part A as set out in the
       Circular to shareholders dated 29 SEP 2008
       with Hong Leong Company [Malaysia] Berhad [HLCM]
       and persons connected with HLCM as set out
       in Appendix II of the Circular [Hong Leong
       Group], provided that such transactions are
       undertaken in the ordinary course of business,
       at arm's length basis and on commercial terms
       which are not more favorable to Hong Leong
       Group than those generally available to and/or
       from the public and are not detrimental to
       the minority shareholders and that the aggregate
       value of the recurrent related party transactions
       conducted during the FY is disclosed in the
       annual report of the Company by providing a
       breakdown of the aggregate value of the transactions
       made during the FY, amongst others, based on
       the following information: (a) the type of
       the recurrent related party transactions made;
       and (b) the names of the related parties involved
       in each type of the recurrent related party
       transactions made and their relationship with
       the Company; [Authority expires until the conclusion
       of the next AGM of the Company following this
       EGM at which such proposed shareholders' mandate
       is passed, at which time it will lapse, unless
       by a resolution passed at the meeting the authority
       is renewed; or (ii) the expiration of the period
       within which the next AGM of the Company after
       that date is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 [but
       shall not extend to such extension as may be
       allowed pursuant to Section 143(2) of the Companies
       Act, 1965]; and authorize the Directors of
       the Company to complete and to do all such
       acts and things [including executing all such
       documents as may be required] as they may consider
       expedient or necessary or in the interest of
       the Company to give effect to the transactions
       contemplated and/or authorized by this ordinary
       resolution

2.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       to enter into recurrent related party transactions
       of revenue or trading nature disclosed in Section
       2.3(B) of Part A as set out in the Circular
       to shareholders dated 29 SEP 2008 with Hong
       Leong Investment Holdings PTE. LTD. [HLIH]
       and persons connected with HLIH as set out
       in Appendix II of the Circular [Hong Leong
       Group], provided that such transactions are
       undertaken in the ordinary course of business,
       at arm's length basis and on commercial terms
       which are not more favorable to Hong Leong
       Group than those generally available to and/or
       from the public and are not detrimental to
       the minority shareholders and that the aggregate
       value of the recurrent related party transactions
       conducted during the FY is disclosed in the
       annual report of the Company by providing a
       breakdown of the aggregate value of the transactions
       made during the FY, amongst others, based on
       the following information: (a) the type of
       the recurrent related party transactions made;
       and (b) the names of the related parties involved
       in each type of the recurrent related party
       transactions made and their relationship with
       the Company; [Authority expires until the conclusion
       of the next AGM of the Company following this
       EGM at which such proposed shareholders' mandate
       is passed, at which time it will lapse, unless
       by a resolution passed at the meeting the authority
       is renewed; or (ii) the expiration of the period
       within which the next AGM of the Company after
       that date is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 [but
       shall not extend to such extension as may be
       allowed pursuant to Section 143(2) of the Companies
       Act, 1965]; and authorize the Directors of
       the Company to complete and to do all such
       acts and things [including executing all such
       documents as may be required] as they may consider
       expedient or necessary or in the interest of
       the Company to give effect to the transactions
       contemplated and/or authorized by this ordinary
       resolution

3.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the Companies Act, 1965 [Act], rules, regulations
       and orders made pursuant to the Act, provisions
       of the Company's Memorandum and Articles of
       Association and the Listing Requirements of
       Bursa Malaysia Securities Berhad [Bursa Securities]
       and any other relevant authority, to make purchases
       of ordinary shares of MYR 0.50 each in the
       Company's issued and paid-up share capital
       on Bursa Securities subject further to the
       following: (a) the maximum number of shares
       which may be purchased and/or held by the Company
       shall be equivalent to 10% of the issued and
       paid-up share capital of the Company [Shares]
       for the time being; (b) the maximum fund to
       be allocated by the Company for the purpose
       of purchasing the shares shall not exceed the
       retained profits and/or the share premium account
       of the Company; as of 30 JUN 2008, the audited
       retained profits and share premium of the Company
       were MYR 254.15 million and MYR 249.95 million
       respectively; [Authority expires at the conclusion
       of the next AGM of the Company, unless earlier
       as of the shareholders of the Company in a
       general meeting or the expiration of the period
       within which the next AGM after that date is
       required by law to be held, whichever occurs
       first and, in any event, in accordance with
       the provisions of the Listing Requirements
       of Bursa Securities or any other relevant authority];
       and to take all such steps as are necessary
       or expedient to implement or to effect the
       purchase(s) of the shares; and to deal with
       any shares so purchased and any existing treasury
       shares [Said Shares] in the following manner:
       (i) cancel the Said shares; (ii) retain the
       said shares as treasury shares; (iii) retain
       part of the Said Shares as treasury shares
       and cancel the remainder; (iv) distribute all
       or part of the Said Shares as dividends to
       shareholders, and/or resell on Bursa Securities
       and/or cancel all or part of them, or in any
       other manner as may be prescribed by the Act,
       rules, regulations and orders made pursuant
       to the Act and the Listing Requirements of
       Bursa Securities and any other relevant authority
       for the time being in force and that the authority
       to deal with the said shares shall continue
       to be valid until all the Said shares have
       been dealt with by the Directors of the Company

S.1    Approve the deletions, alterations, modifications,        Mgmt          For                            For
       variations and additions to the Articles of
       Association of the Company as set out in Appendix
       IV of the Circular to shareholders dated 29
       SEP 2008




--------------------------------------------------------------------------------------------------------------------------
 MALAYSIAN PACIFIC INDUSTRIES BHD                                                            Agenda Number:  701723707
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y56939104
    Meeting Type:  AGM
    Meeting Date:  21-Oct-2008
          Ticker:
            ISIN:  MYL3867OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the payment of the Directors fees of              Mgmt          For                            For
       MYR 220,000 for the FYE 30 JUN 2008 to be divided
       amongst the Directors in such manner as the
       Directors may determine

2.     Re-elect Mr. David Edward Cornley as a Director           Mgmt          For                            For

3.     Re-elect Mr. Tuan Syed Zaid Bin Syed Jaffaralbar          Mgmt          For                            For
       as a Director

4.     Re-appoint Messrs KPMG as the Auditors of the             Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

5.     Authorize the Directors to exercise the power,            Mgmt          For                            For
       pursuant to Section 132D of the Companies Act,
       1965, to issue shares in the company not exceed
       10% of the total issued capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 MALAYSIAN RESOURCES CORP BHD MRCB                                                           Agenda Number:  701948828
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y57177100
    Meeting Type:  AGM
    Meeting Date:  02-Jun-2009
          Ticker:
            ISIN:  MYL1651OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the statutory financial statements      Mgmt          For                            For
       of the Company for the FYE 31 DEC 2008 and
       the reports of the Directors and the Auditors
       thereon

2.     Re-elect Mr. Shahril Ridza Ridzuan as a Director,         Mgmt          For                            For
       who retires by rotation pursuant to Article
       101 of the Company's Articles of Association

3.     Re-elect Mr. Datuk Ahmad Zaki Zahid as a Director,        Mgmt          For                            For
       who retires by rotation pursuant to Article
       101 of the Company's Articles of Association

4.     Approve the Directors' fees of MYR 313,410 for            Mgmt          For                            For
       the FYE 31 DEC 2008

5.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company and authorize the
       Directors to fix their remuneration

6.     Transact any other business                               Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MANILA ELECTRIC CO MER, PASIG CITY                                                          Agenda Number:  701837924
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5764J148
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  PHY5764J1483
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Call to order                                             Mgmt          For                            For

2.     Approve the certification of notice and quorum            Mgmt          For                            For

3.     Approve the minutes of the annual meeting of              Mgmt          For                            For
       stockholders held on 27 MAY 2008

4.     Receive the report of the Chairman and Chief              Mgmt          For                            For
       Executive Officer

5.     Receive the report of the President                       Mgmt          For                            For

6.     Approve the 2007 Audited financial statements             Mgmt          For                            For

7.     Ratify the Acts of the Board and Management               Mgmt          For                            For

8.1    Elect Mr. Manuel M. Lopez as the Board of Director        Mgmt          For                            For

8.2    Elect Mr. Jose P. De Jesus as a Board of Director         Mgmt          For                            For

8.3    Elect Mr. Ramon S. Ang as a Board of Director             Mgmt          For                            For

8.4    Elect Mr. Ray C. Espinosa as a Board of Director          Mgmt          For                            For

8.5    Elect Mr. Estelito P. Mendoza as a Board of               Mgmt          For                            For
       Director

8.6    Elect Mr. Napoleon L. Nazareno as a Board of              Mgmt          For                            For
       Director

8.7    Elect Mr. Allan T. Ortiz as a Board of Director           Mgmt          For                            For

8.8    Elect Mr. Manuel V. Pangilinan as a Board of              Mgmt          For                            For
       Director

8.9    Elect Mr. Mario K Surio as a Board of Director            Mgmt          For                            For

8.10   Elect chief Justice Artemio V. Panganiban as              Mgmt          For                            For
       a Independent Director

8.11   Elect Mr. Vicente L. Panlilio as a Independent            Mgmt          For                            For
       Director

8.12   Elect Mr. Pedro A. Roxas as a Independent Director        Mgmt          For                            For

8.13   Elect Mr. Jeremy Z. Parulan as a Director for             Mgmt          For                            For
       the ensuing year

8.14   Elect Mr. Eusebio H. Tanco as a Director for              Mgmt          For                            For
       the ensuing year

8.15   Elect Mr. Generoso D. C. Tulagan as a Director            Mgmt          For                            For
       for the ensuing year

8.16   Elect Mr. Cesar E.A. Virata as a Director for             Mgmt          For                            For
       the ensuing year

9.     Appoint the External Auditors                             Mgmt          For                            For

10.    Other business                                            Non-Voting    No vote

11.    Adjournment                                               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN DIRECTOR NAMES. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MANILA WATER COMPANY INC                                                                    Agenda Number:  701809569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y56999108
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  PHY569991086
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to determine the quorum                           Mgmt          For                            For

2.     Approve the minutes of the meeting of stockholders        Mgmt          For                            For
       on 31 MAR 2008

3.     Receive the annual report and approve the audited         Mgmt          For                            For
       financial statements as of 31 DEC 2008

4.     Ratify all acts and resolutions during the preceding      Mgmt          For                            For
       year of the Board of Directors, Executive Committee,
       Management Committees and officers

5.     Elect the Directors, including Independent Directors      Mgmt          For                            For

6.     Elect the External Auditor and approve to fix             Mgmt          For                            For
       its remuneration

7.     Other business                                            Non-Voting    No vote

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MARCOPOLO SA                                                                                Agenda Number:  701858942
--------------------------------------------------------------------------------------------------------------------------
        Security:  P64331112
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  BRPOMOACNPR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM B ONLY. THANK YOU.

A.     To consider and vote on the report from Management        Non-Voting    No vote
       and the financial statement relative to the
       FYE 31 DEC 2008, the allocation of the net
       profit from the FY, including the new proposal
       from Management to revert the amount of BRL
       7,732,557.44, initially proposed in the financial
       statements as complementary dividends, to the
       reserve for future capital increase account,
       and to ratify the interest on shareholder equity
       and dividends already distributed

B.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       approve to set their remuneration




--------------------------------------------------------------------------------------------------------------------------
 MARIDIVE & OIL SERVICES S.A.E.                                                              Agenda Number:  701828115
--------------------------------------------------------------------------------------------------------------------------
        Security:  M6811V103
    Meeting Type:  OGM
    Meeting Date:  14-Mar-2009
          Ticker:
            ISIN:  EGS44012C010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report and its             Mgmt          No Action
       financial positions for the FYE 31 DEC 08

2.     Approve the Auditors reports for the financial            Mgmt          No Action
       statements for the FYE 31 DEC 2008

3.     Approve the financial statements for the YE               Mgmt          No Action
       31 DEC 2008

4.     Approve the Board of Directors decision for               Mgmt          No Action
       subscription premium

5.     Approve the Profit Distribution                           Mgmt          No Action

6.     Approve to release the Board of Directors responsibility  Mgmt          No Action
       upon FYE 31 DEC 2008

7.     Re-appoint the Auditors for the new FY 2009               Mgmt          No Action
       and approve to decide their fees




--------------------------------------------------------------------------------------------------------------------------
 MARUTI SUZUKI INDIA LTD                                                                     Agenda Number:  701683737
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7565Y100
    Meeting Type:  AGM
    Meeting Date:  02-Sep-2008
          Ticker:
            ISIN:  INE585B01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and profit and loss account
       for the FYE on that date together with the
       reports of the Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. Manvinder Singh Banga as a Director,       Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Amal Ganguli as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr.Davinder Singh Brar as a Director,          Mgmt          For                            For
       who retires by rotation

6.     Re-appoint, pursuant to Section 224 and other             Mgmt          For                            For
       applicable provisions of the Companies Act,
       1956, M/s. Price Waterhouse, Chartered Accountants,
       as the retiring Statutory Auditors of the Company
       to hold Office from the conclusion of the 27th
       AGM upto the conclusion of the 28th AGM of
       the Company at a remuneration to be fixed by
       the Board and reimbursement of out of pocket
       expenses incurred in connection with the audit

7.     Appoint Mr. Tsuneo Ohashi as a Director of the            Mgmt          For                            For
       Company, liable to retire by rotation

8.     Appoint Mr. Keiichi Asai as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation

9.     Appoint Mr. Kenichi Ayukawa as a Director of              Mgmt          For                            For
       the Company, liable to retire by rotation

10.    Appoint, pursuant to Article 91 of the Articles           Mgmt          For                            For
       of Association of the Company read with Sections
       198, 269, 309 Schedule XIII and all other applicable
       provisions of the Companies Act, 1956, Mr.
       Shinzo Nakanishi as a Managing Director and
       Chief Executive Officer of the Company with
       effect from 19 DEC 2007 for a period of 3 years
       at a remuneration, as specified

11.    Appoint, pursuant to Article 91 of the Articles           Mgmt          For                            For
       of Association of the Company read with Sections
       198, 269, 309 Schedule XIII and all other applicable
       provisions of the Companies Act, 1956, Mr.
       Hirotumi Nagao as a Whole-time Director designated
       as a Director and Managing Executive Officer
       [Administration] of the Company with effect
       from 23 SEP 2007 till close of the business
       hours on 10 JUL 2008 at a specified remuneration

12.    Appoint, pursuant to Article 91 of the Articles           Mgmt          For                            For
       of Association of the Company read with Sections
       198, 269, 309 Schedule XIII and all other applicable
       provisions of the Companies Act, 1956, Mr.
       Tsuneo Ohashi as a Whole-time Director designated
       as a Director and Managing Executive Officer
       [Production] of the Company with effect from
       01 JAN 2008 for a period of 3 year at a specified
       remuneration

13.    Appoint, pursuant to Article 91 of the Articles           Mgmt          For                            For
       of Association of the Company read with Sections
       198, 269, 309 Schedule XIII and all other applicable
       provisions of the Companies Act, 1956, Mr.
       Keiichi Asai as a Whole-time Director designated
       as a Director and Managing Executive Officer
       [Engineering] of the Company with effect from
       29 JAN 2008 for a period of 3 year at a specified
       remuneration




--------------------------------------------------------------------------------------------------------------------------
 MASISA SA                                                                                   Agenda Number:  701779110
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6460H105
    Meeting Type:  EGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  CL0000000183
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the social capital in the             Mgmt          For                            For
       amount of USD 100,000,000 establishing the
       conditions of this capital increase

2.     Amend Article fourth permanent of the Social              Mgmt          For                            For
       Bylaws, and to incorporate a transitory Article
       to establish the mechanism to materialize the
       agreements adopted during the meeting

3.     Adopt all other necessary agreements to legalize          Mgmt          For                            For
       and to carry out the modifications mentioned
       in the meeting




--------------------------------------------------------------------------------------------------------------------------
 MASISA SA                                                                                   Agenda Number:  701919043
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6460H105
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CL0000000183
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to review the current status of Masisa,           Mgmt          For                            For
       the report of the External Auditors, and the
       general balance and the financial statements
       corresponding to the exercise ended on 31 DEC
       2008

2.     Elect the Members of the Board of Directors               Mgmt          For                            For

3.     Approve to fix the remunerations of the Board             Mgmt          For                            For
       of Directors

4.     Approve to fix the remunerations and the budget           Mgmt          For                            For
       for the expenses of the Directors Committee

5.     Approve to designate the External Auditors and            Mgmt          For                            For
       the risk classifier agents of Masisa for the
       exercise 2009

6.     Approve the distribution of revenues and the              Mgmt          For                            For
       payment of a definitive dividend of USD 117,713,040.56
       corresponding to the revenues of the exercise
       2008, the report of the dividends Policy, the
       measures of protection, and the procedures
       to be applied in the payment for dividends

7.     Acknowledge the agreements adopted by the Board           Mgmt          For                            For
       of Directors and referred to in Article 44
       of the Law of Corporations

8.     Approve the designation of a newspaper in which           Mgmt          For                            For
       the next meetings and other legal publications
       of Masisa will be published

9.     Any other matters                                         Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MASSMART HLDGS LTD                                                                          Agenda Number:  701756857
--------------------------------------------------------------------------------------------------------------------------
        Security:  S4799N114
    Meeting Type:  AGM
    Meeting Date:  26-Nov-2008
          Ticker:
            ISIN:  ZAE000029534
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To receive and adopt the annual financial statements      Non-Voting    No vote
       of the Company and the Group for the YE 30
       JUN 2008

       To elect the Directors in the place of those              Non-Voting    No vote
       retiring in accordance with the Company's Articles
       of Association

       Transact any other business                               Non-Voting    No vote

O.1    Adopt the annual financial statements of the              Mgmt          For                            For
       Company and the Group for the YE 30 JUN 2008,
       as specified

O.2    Re-elect Mr. I.N. Matthews to the Board of Directors      Mgmt          For                            For
       of the Company, who retires by rotation

O.3    Re-elect Ms. D.N.M. Mokhobo to the Board of               Mgmt          For                            For
       Directors of the Company, who retires by rotation

O.4    Re-elect Mr. G.M. Pattison to the Board of Directors      Mgmt          For                            For
       of the Company, who retires by rotation

O.5    Re-elect Mr. M.J. Rubin to the Board of Directors         Mgmt          For                            For
       of the Company, who retires by rotation

O.6    Re-elect Mr. C.S. Seabrooke to the Board of               Mgmt          For                            For
       Directors of the Company, who retires by rotation

O.7    Approve the Non-Executive Directors' annual               Mgmt          For                            For
       remuneration, for the 2009 FY as specified;
       Chairman of the Board ZAR 675,000, Deputy Chairman
       ZAR 490,000, Directors ZAR 200,000, Committee
       Chairman ZAR 200,000, Committee Members ZAR
       94,000 with the Members of the Audit Committee
       receiving an additional ZAR 25,000 each due
       to the increased meetings and responsibilities
       brought about by the Corporate Laws amendment
       Act

O.8    Re-elect Messrs. Deloitte & Touche [with Mr.              Mgmt          For                            For
       Andre Dennis as the Audit partner] as the Company's
       Auditors for the ensuing FY, as approved by
       the Massmart Audit Committee

O.9    Approve to place all the ordinary shares in               Mgmt          For                            For
       the authorized but unissued share capital of
       the Company under the control of the Directors
       in terms of Section 221(2) of the Companies
       Act, 1973 [Act 61 of 1973], as amended [the
       Act], who shall be authorized to allot and
       issue such shares to such person or persons
       on such terms and conditions as they may deem
       fit but not exceeding 5% of the number of shares
       already in issue; such allotment will be in
       accordance with the Act and the Listings Requirements
       of the JSE Limited [the JSE]

O.10   Authorize the Directors, subject to the JSE               Mgmt          For                            For
       Listings Requirements, to issue the ordinary
       shares in the authorized but unissued share
       capital of the Company for cash to such person
       or persons on such terms and conditions as
       they may deem fit, subject to the following:
       the shares shall be of a class already in issue;
       the shares shall be issued to public shareholders
       [as defined in the JSE Listings Requirements]
       and not to related parties [as defined in the
       JSE Listings Requirements]; the issues in the
       aggregate in any 1 FY shall not exceed 5% of
       the number of shares already in issue; the
       maximum discount at which the shares may be
       issued shall be 10% of the weighted average
       traded price of the shares over the 30 business
       days prior to the date that the price of the
       issue is determined or agreed by the Directors;
       [Authority expires the earlier of the Company's
       next AGM or 15 months]; once the securities
       have been issued the Company shall publish
       an announcement in accordance with Paragraph
       11.22 of the JSE Listings Requirements

O.11   Authorize the Directors, by a way of a specific           Mgmt          For                            For
       authority in terms of paragraph 5.51 of the
       Listing Requirements of the JSE Limited to
       implement the sale by the Company's wholly-owned
       subsidiary Massmart Management & Finance Company
       [proprietary] Limited, of 100,000 Massmart
       ordinary shares of 1 cent each, at a sale price
       of 1 cent per share, which amount will be payable
       by the purchasers, who are all non executive
       Directors of the Company as specified; Mr.
       Z.L Combi 20,000 shares, Mr. K.D. Dlamini 20,000
       shares, Ms. N.N Gwagwa 20,000 shares, Ms. P.
       Langeni 20,000 shares, Ms. D.N.M. Mokhobo 20,000
       shares

S.1    Authorize the Company and its subsidiaries,               Mgmt          For                            For
       in terms of Sections 85(2) and 85(3) of the
       Act, and the JSE Listings Requirements, from
       time to time to acquire the ordinary and/or
       preference shares in the issued share capital
       of the Company from such shareholder/s, at
       such price, in such manner and subject to such
       terms and conditions as the Directors may deem
       fit, but subject to the Articles of Association
       of the Company, the Act and the JSE Listings
       Requirements, and provided that: acquisitions
       may not be made at a price greater than 10%
       above the weighted average of the market value
       for the shares determined over the 5 business
       days prior to the date that the price for the
       acquisition is effected; acquisitions in the
       aggregate in any 1 FY shall not exceed 15%
       of that class of the Company's issued share
       capital; the repurchase of securities will
       be effected through the order book operated
       by the JSE trading system and will be done
       without any prior understanding or arrangement
       between the Company and the counter party;
       the Company will only appoint 1 agent to effect
       the repurchases on the Company's behalf; the
       Company will only undertake a repurchase of
       securities if, after such repurchases, the
       Company complies with the JSE listing shareholder
       spread requirements; neither the Company nor
       its subsidiaries may repurchase securities
       during a prohibited period unless a repurchase
       program is in place where the dated and quantities
       of securities to be traded during the relevant
       period are fixed and where full details of
       the programme have been disclosed in an announcement
       over SENS prior to the commencement of the
       prohibited period; an announcement complying
       with 11.27 of the JSE Listings Requirements
       will be published by the Company when the Company
       and/or its subsidiaries over any 12 month period
       have cumulatively repurchased 3% of the Company's
       issued ordinary and/or preference share capital
       and for each 3% in aggregate thereafter; [Authority
       expires the earlier of the Company's next AGM
       or 15 months]

S.2    Authorize the Company, that Massmart Management           Mgmt          For                            For
       & Finance Company [proprietary] Limited [a
       wholly-owned subsidiary of the Company] and
       in terms of Section 38(2A) of the Act to give
       financial assistance by the disposal of 20,000
       ordinary shares in the Company by Massmart
       Management & Finance Company [proprietary]
       Limited to each of Messrs. Z.L Combi, K.D.
       Dlamini, N.N. Gwagwa, P. Langeni and D.N.M.
       Mokhobo at a purchase price of 1 cent per share
       on the terms as set out in the arrangements
       concluded between the Company, Massmart Management
       & Finance Company [proprietary] Limited and
       each of Messrs. Z.L. Combi, K.D. Dlamini, N.N.
       Gwagwa, P. Langeni and D.N.M. Mokhobo, which
       have been initialed by the Chairman for identification
       and tabled at this AGM; the Directors of the
       Company are satisfied that subsequent to the
       transfer of shares as specified, the consolidated
       assets of the Company fairly valued will be
       more than its consolidated liabilities and
       subsequent to providing the financial assistance
       and for the duration of the transaction, the
       Company and Massmart Management & Finance Company
       [proprietary] Limited will able to pay their
       debts as they become due in the ordinary course
       of business




--------------------------------------------------------------------------------------------------------------------------
 MBK PUBLIC COMPANY LIMITED                                                                  Agenda Number:  701733176
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5925E111
    Meeting Type:  AGM
    Meeting Date:  28-Oct-2008
          Ticker:
            ISIN:  TH0480010014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 504210 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to certify the minutes of the AGM 2007            Mgmt          For                            For

2.     Approve to report the 2007-2008 Company's performances    Mgmt          For                            For
       and the interim dividend payment

3.     Approve the balance sheet and income statement            Mgmt          For                            For
       for the FY 2007-2008

4.     Approve the allocation of profit after tax in             Mgmt          For                            For
       the amount of THB 1,542,575,627, dividend payment
       and the remuneration for the Board of Directors

5.1    Re-appoint Mr. Banterng Tantivit as a Director            Mgmt          For                            For

5.2    Re-appoint Mr. Piyaphong Artmangkorn as a Director        Mgmt          For                            For

5.3    Re-appoint Mr. Suvait Theeravachirakul as a               Mgmt          For                            For
       Director

5.4    Re-appoint Mr. Hatchapong Phokai as a Director            Mgmt          For                            For

6.     Approve the allowance and position allowance              Mgmt          For                            For
       in the amount of THB 8,000,000 per year and
       the other remuneration value not excess in
       the amount of THB 1,600,000 per year for the
       Board of Directors, the Executive Committee,
       the Audit Committee, and the Compensation and
       Nomination Committee

7.     Appoint Mr. Sophon Permsirivallop Certified               Mgmt          For                            For
       Public Accountant 3182 and/or, Mrs. Nonglak
       Pumnoi, Certified Public Accountant 4172, and/or
       Ms. Rungnapa Lertsuwankul, Certified Public
       Accountant 3156, and/or Ms. Sumalee Reewarabandith,
       certified Public Accountant 3970 from Ernst
       & Young Office Limited to audit the Company
       financial statement for the period of 01 JUL
       2008 to 30 JUN 2009, the annual audit fee is
       in amount of THB 1,712,000

8.     Approve the issuance and offer for sale of debenture      Mgmt          For                            For
       not exceeding THB 5,000 million, as specified

9.     Amend Section 3 of the Company's Memorandum               Mgmt          For                            For
       of Association by increasing the Company's
       objectives from 53 Sections into 54 Sections
       as specified

10.    Other (if any)                                            Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MECHEL OAO                                                                                  Agenda Number:  933112788
--------------------------------------------------------------------------------------------------------------------------
        Security:  583840103
    Meeting Type:  Annual
    Meeting Date:  30-Jun-2009
          Ticker:  MTL
            ISIN:  US5838401033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE ANNUAL REPORT OF MECHEL OPEN               Mgmt          For
       JOINT STOCK COMPANY FOR 2008.

02     TO APPROVE THE ANNUAL FINANCIAL STATEMENTS INCLUSIVE      Mgmt          For
       OF THE INCOME STATEMENT (PROFIT AND LOSS ACCOUNT)
       OF THE COMPANY FOR 2008.

03     TO APPROVE DISTRIBUTION OF THE COMPANY'S PROFIT,          Mgmt          For
       INCLUDING PAYMENT (DECLARATION) OF DIVIDEND,
       BASED ON THE FINANCIAL YEAR RESULTS.

5A     TO ELECT THE MEMBER OF THE AUDIT COMMISSION               Mgmt          For
       OF MECHEL OPEN JOINT STOCK COMPANY: ZAGREBIN,
       ALEKSEY VYACHESLAVOVICH

5B     TO ELECT THE MEMBER OF THE AUDIT COMMISSION               Mgmt          For
       OF MECHEL OPEN JOINT STOCK COMPANY: MIKHAYLOVA,
       NATALYA GRIGORYEVNA

5C     TO ELECT THE MEMBER OF THE AUDIT COMMISSION               Mgmt          For
       OF MECHEL OPEN JOINT STOCK COMPANY: RADISHEVSKAYA,
       LYUDMILA EDUARDOVNA

06     TO APPROVE THE CLOSED JOINT STOCK COMPANY, ENERGY         Mgmt          For
       CONSULTING/ AUDIT TO BE THE AUDITOR OF THE
       COMPANY.

07     TO APPROVE AMENDMENTS TO THE CHARTER OF THE               Mgmt          For
       COMPANY.

08     TO AMEND THE BYLAW ON GENERAL SHAREHOLDERS'               Mgmt          For
       MEETING.

09     TO AMEND THE BYLAW ON COLLEGIAL EXECUTIVE BODY            Mgmt          For
       (MANAGEMENT BOARD).

10     TO APPROVE RELATED PARTY TRANSACTIONS.                    Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 MECHEL OAO                                                                                  Agenda Number:  933121078
--------------------------------------------------------------------------------------------------------------------------
        Security:  583840103
    Meeting Type:  Annual
    Meeting Date:  30-Jun-2009
          Ticker:  MTL
            ISIN:  US5838401033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

4A     ELECTION OF DIRECTOR: ZYUZIN, IGOR VLADIMIROVICH          Mgmt          No vote

4B     ELECTION OF DIRECTOR: IVANUSHKIN, ALEKSEY GENNADYEVICH    Mgmt          No vote

4C     ELECTION OF DIRECTOR: YEVTUSHENKO, ALEXANDER              Mgmt          No vote
       EVDOKIMOVICH

4D     ELECTION OF DIRECTOR: POLIN, VLADIMIR ANATOLYEVICH        Mgmt          No vote

4E     ELECTION OF DIRECTOR: KOLPAKOV, SERAFIM VASSILYEVICH      Mgmt          No vote

4F     ELECTION OF DIRECTOR: PROSKURNYA, VALENTIN VASSILYEVICH   Mgmt          No vote

4G     ELECTION OF DIRECTOR: JOHNSON, ARTHUR DAVID               Mgmt          No vote

4H     ELECTION OF DIRECTOR: GALE, ROGER IAN                     Mgmt          No vote

4I     ELECTION OF DIRECTOR: KOZHUKHOVSKIY, IGOR STEPANOVICH     Mgmt          No vote

4J     ELECTION OF DIRECTOR: GUSEV, VLADIMIR VASSILYEVICH        Mgmt          No vote




--------------------------------------------------------------------------------------------------------------------------
 MECHEL OPEN JOINT STOCK COMPANY                                                             Agenda Number:  932948461
--------------------------------------------------------------------------------------------------------------------------
        Security:  583840103
    Meeting Type:  Special
    Meeting Date:  03-Sep-2008
          Ticker:  MTL
            ISIN:  US5838401033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF AN INTERESTED PARTY TRANSACTION.              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MEDI-CLINIC CORPORATION LTD                                                                 Agenda Number:  701656196
--------------------------------------------------------------------------------------------------------------------------
        Security:  S48510127
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2008
          Ticker:
            ISIN:  ZAE000074142
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the audited annual financial statements           Mgmt          For                            For
       of the Company and the Group for the YE 31
       MAR 2008

2.     Re-appoint PriceWaterhouseCoopers Inc as the              Mgmt          For                            For
       Company Auditor is approved and note that the
       individual register auditor who will undertake
       the audit for the FYE 31 MAR is Mr. J Loubser

3.     Approve the joint remuneration of the Non-Executive       Mgmt          For                            For
       Directors in the amount of ZAR 454,360 for
       the YE 31 MAR 2008

4.1    Ratify the co-option of Dr. R. H. Bider on 31             Mgmt          For                            For
       MAR 2008 as a Director of the Company

4.2    Ratify the co-option of Mr. J. C. Cohen on 31             Mgmt          For                            For
       MAR 2008 as a Director of the Company

4.3    Ratify the co-option of Mr. D. K. Smith on 31             Mgmt          For                            For
       MAR 2008 as a Director of the Company

5.1    Re-elect Dr. R. H. Bider as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Clause 30.10
       of the Company's Articles of Association

5.2    Re-elect Mr. J. C. Cohen as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Clause 30.10
       of the Company's Articles of Association

5.3    Re-elect Mr. D. K. Smith as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Clause 30.10
       of the Company's Articles of Association

5.4    Re-elect Mr. L. J. Alberts as a Director of               Mgmt          For                            For
       the Company, who retires in terms of Clause
       30.1 of the Company's Articles of Association

5.5    Re-elect Dr. V. E. Msibi as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Clause 30.1
       of the Company's Articles of Association

5.6    Re-elect Mr. A. A. Raath as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Clause 30.1
       of the Company's Articles of Association

5.7    Re-elect Mr. J. G. Swiegers as a Director of              Mgmt          For                            For
       the Company, who retires in terms of Clause
       30.1 of the Company's Articles of Association

5.8    Re-elect Mr. M. H. Visser as a Director of the            Mgmt          For                            For
       Company, who retires in terms of Clause 30.1
       of the Company's Articles of Association

6.     Approve to place the unissued ordinary shares             Mgmt          For                            For
       in the authorized share capital of the Company
       and authorize the Directors in terms of Section
       221(2) of the Companies Act [Act 61 of 1973],
       as amended [the Companies Act], to allot and
       issue any such shares upon such terms and conditions
       as the Directors in their sole discretion may
       deem fit, subject to the aggregate number of
       ordinary shares available for allotment and
       issue in terms of this Resolution being limited
       to 10% of the number of ordinary shares in
       issue 31 MAR 2008 and to the provisions of
       the Companies Act, the Articles of Association
       of the Company and the JSE Limited [JSE] Listings
       Requirements [the JSE Listings Requirements]

7.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the Resolution 6, to issue any such number
       of ordinary shares from the authorized, but
       unissued shares in the share capital of the
       Company for cash, as and when the Directors
       in their sole discretion deem fit, subject
       to the Companies Act, the Articles of Association
       of the Company and the JSE Listing Requirements,
       when applicable, and specified limitation,
       namely that, the equity securities which are
       the subject of the issue for cash must be of
       a class already in issue, or where this is
       not the case, must be limited to such securities
       or rights that are convertible into a class
       already in issue, any such issue will only
       be made to public shareholders as specified
       in the JSE Listing Requirements and not to
       related parties; the number of equity securities
       which are subject of the issue for cash shall
       not exceeding in aggregate in any 1 FY, 10%
       of the Company's relevant number of equity
       securities in issue that class the number of
       securities which may be issued shall be based
       on the number of securities of that class in
       issue added to those that may be issued in
       future arising from the conversion of options/convertible
       securities, at the date of such application
       less any securities of the class issued, in
       future arising from options/convertible securities
       issued during the current FY and plus any securities
       of that class to be issued pursuant to a rights
       issue [announced and irrevocable and underwritten]
       or acquisition, the final terms of which has
       been announced, as though they were securities
       in issue at the date of application; for the
       purposes of determining the number of securities
       which may be issued in any 1 year, account
       must be taken of dilution effect in the year
       of issue of options/convertible securities,
       by including the number of any equity securities
       which may be issued in future arising out of
       the issue of such options/convertible securities;
       [Authority expires until the Company's next
       AGM or 15 months]; a press announcement giving
       full details, including the impact on net asset
       value and earnings per share, will be published
       at the time of any issue representing, on a
       cumulative basis within one FY, 5% or more
       of the number of shares in issue prior to the
       issue the maximum permitted discount of 10%
       of the weighted average trade price on the
       JSE of those shares over the 30 business days
       prior to the date that the price of the issue
       is determined or agreed to by the Directors
       of the Company, the Resolution 7 is required
       under the JSE Listing Requirements, to be passed
       by achieving a 75%, as specified

S.8    Authorize the Directors of the Company, as a              Mgmt          For                            For
       general authority contemplated in Section 85(2)
       and 85(3) of the Companies Act, the acquisition/s
       by the Company and/or any subsidiaries of the
       Company, from time to time of the issued ordinary
       shares of the Company, from time to time of
       the issued ordinary shares of the Company upon
       such terms and conditions, but subject to the
       Articles of Association of the Company and
       the provisions of the Companies Act and the
       JSE Listing Requirements, any repurchase of
       securities will be effected through the order
       book operated by the JSE trading system and
       done without any prior understanding or arrangement
       between the Company and the counter party;
       the Company will only appoint 1 agent to effect
       any repurchase(s) on its behalf; any acquisitions
       by the Company an/or any subsidiary of the
       Company of ordinary shares in aggregate in
       any 1 FY shall not exceeding in aggregate 20%
       of the Company's issued ordinary share capital
       at the beginning of the FY, and the acquisition
       of shares as treasury stock by the subsidiary
       of the Company shall not more than 10% of the
       number of issued shares in the Company; in
       determining the price at which the Company's
       ordinary shares are acquired by the Company
       and/or any subsidiary of the Company in terms
       of the authority, the maximum premium at which
       such ordinary shares may be acquired will be
       10% above the weighted average market price
       of such shares over the previous 5 trading
       days immediately preceding the date of the
       repurchase of such ordinary shares by the Company
       and/or any subsidiary of the Company; the Company
       and/or any subsidiary of the Company may not
       repurchase securities during a prohibited period,
       as specified in the JSE Listings Requirements;
       after any repurchase of securities the Company
       will continue to comply with the Listings Requirements
       concerning shareholder spread requirements;
       and [Authority expires until the Company's
       next AGM or 15 months]; a press announcement
       will be published giving such details as may
       be required in terms of the JSE Listing Requirements
       as soon as the Company and/or subsidiary has
       cumulatively repurchased 3% of the number of
       shares in issue at the date of the passing
       this resolution and for each 3% in aggregate
       of the initial number of shares in issue acquired
       thereafter; the Board has no immediate intention
       to use this authority to repurchase Company
       shares; however, the Board is of the option
       that this authority should be in place should
       it become appropriate to undertake a share
       repurchase in the future; the Board undertake
       that they will not implement the proposed authority
       to repurchase shares, unless the Directors
       are of the opinion that: the Company and the
       Group will be able in the ordinary course of
       business to pay its debts for a period of 12
       months after the date of the general repurchase;
       the assets of the Company and the Group, fairly
       valued in accordance with International Financial
       Reporting Standards, will be in excess of the
       liabilities of the Company and the Group for
       a period of 12 months after the date of the
       general repurchase; the share capital and reserves
       of the Company and the Group will be adequate
       for ordinary business purposes of 12 months
       after the date of the general repurchase; and
       the working capital of the Company and the
       Group will be adequate for ordinary business
       purposes for a period of 12 months after the
       date of the general repurchase; the Company
       will ensure that its sponsor has confirmed
       the adequacy of the Company's working capital
       in writing to the JSE in terms of the Listings
       Requirements, prior to entering the market
       to proceed with a repurchase

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MEDIA PRIMA BHD, PETALING, SELANGOR                                                         Agenda Number:  701881131
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5946D100
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  MYL4502OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the statutory financial statements      Mgmt          For                            For
       for the FYE 31 DEC 2008 and the reports of
       the Directors and the Auditors thereon

2.     Re-elect Mr. Shahril Ridza Ridzuan as a Director,         Mgmt          For                            For
       who retire in accordance with Articles 101
       and 102 of the Company's Articles of Association

3.     Re-elect Dato' Hj Kamarulzaman Hj Zainal as               Mgmt          For                            For
       a Director, who retire in accordance with Articles
       101 and 102 of the Company's Articles of Association

4.     Re-elect Mr. Tan Sri Mohamed Jawhar as a Director,        Mgmt          For                            For
       who retire in accordance with Articles 101
       and 102 of the Company's Articles of Associationc

5.     Re-elect Dato' Gumuri Hussain as a Director,              Mgmt          For                            For
       who will retire in accordance with Article
       106 of the Company's Articles of Association

6.     Approve a final dividend of 6.7 sen per ordinary          Mgmt          For                            For
       share less 25% income tax for the FYE 31 DEC
       2008

7.     Approve the Directors' fees of MYR 290,123.00             Mgmt          For                            For
       for the FYE 31 DEC 2008

8.     Re-appoint Messrs PricewaterhouseCoopers as               Mgmt          For                            For
       the Auditors of the Company and authorize the
       Directors to fix their remuneration

9.     Authorize the Company, subject always to the              Mgmt          For                            For
       Companies Act, 1965, the provisions of the
       Memorandum and Articles of Association of the
       Company, the Listing Requirements [Listing
       Requirements] of Bursa Malaysia Securities
       Berhad [Bursa Securities] and the approvals
       of all relevant governmental and/or regulatory
       authorities [if any], to the extent permitted
       by law, to purchase such amount of ordinary
       shares of MYR 1.00 each in the Company [Shares]
       as may be determined by the Directors of the
       Company from time to time through Bursa Securities
       upon such terms and conditions as the Directors
       may deem fit and expedient in the interest
       of the Company provided that: the aggregate
       number of Shares purchased pursuant to this
       Resolution does not exceed 10% of the total
       issued and paid-up share capital of the Company
       subject to a restriction that the issued and
       paid-up share capital of the Company does not
       fall below the applicable minimum share capital
       requirement of the Listing Requirements; an
       amount not exceeding the Company's retained
       profit and/or the share premium account at
       the time of the purchase[s] will be allocated
       by the Company for the proposed share buy-back;
       and authorize the Directors of the Company,
       upon completion of the purchase by the Company
       of its own Shares, to deal with the Shares
       so purchased in any of the specified manner:
       (a) cancel the Shares so purchased; (b) retain
       the Shares so purchased as treasury shares
       and held by the Company; or (c) retain part
       of the Shares so purchased as treasury shares
       and cancel the remainder and to take all such
       steps as are necessary or expedient [including
       without limitation, the opening and maintaining
       of central depository account[s] under the
       Securities Industry [Central Depositories]
       Act, 1991, and the entering into of all other
       agreements, arrangements and guarantee with
       any party or parties] to implement, finalize
       and give full effect to the aforesaid purchase
       with full powers to assent to any conditions,
       modifications, revaluations, variations and/or
       amendments [if any] as may be imposed by the
       relevant authorities and with the fullest power
       to do all such acts and things thereafter [including
       without limitation, the cancellation or retention
       as treasury shares of all or any part of the
       repurchased Shares] in accordance with the
       Companies Act, 1965, the provisions of the
       Memorandum and Articles of Association of the
       Company and the requirements and/or guidelines
       of Bursa Securities and all other relevant
       governmental and/or regulatory authorities;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required by Law to be held]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MEDIATEK INCORPORATION                                                                      Agenda Number:  701964606
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5945U103
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002454006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 542643 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution proposed             Mgmt          For                            For
       cash dividend: TWD 14per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus proposed stock dividend:
       2 for 1,000 shares held

B.4    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

B61.1  Elect Mr. Ming-kai Tsai Shareholder No: 1 as              Mgmt          For                            For
       a Director

B61.2  Elect Mr. Jyh-jer Cho Shareholder No: 2 as a              Mgmt          For                            For
       Director

B61.3  Elect Mr. Ching-Jiang Hsieh Shareholder No:               Mgmt          For                            For
       11 as a Director

B61.4  Elect National Taiwan University Shareholder              Mgmt          For                            For
       No: 23053 Representative: Mr. Ming-Je Tang
       as a Director

B61.5  Elect National Chiao Tung University/Shareholder          Mgmt          For                            For
       No:23286 Representative: Mr. Chin-Teng Lin
       as a Director

B62.1  Elect National Tsing Hua University/Shareholder           Mgmt          For                            For
       No:48657 Representative: Mr. Chung-Lang Liu
       as a Supervisor

B62.2  Elect National Cheng Kung University/Shareholder          Mgmt          For                            For
       No:76347 Representative: Mr. Yan-Kuin Su as
       a Supervisor

B62.3  Elect Mediatek Capital Corp. Shareholder No:              Mgmt          For                            For
       2471 Representative: Mr. Paul Wang as a Supervisor

7.     Approve the proposal to release the prohibition           Mgmt          For                            For
       on Directors from participation in competitive
       business

8.     Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MEDINET NASR HOUSING                                                                        Agenda Number:  701714164
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7074M103
    Meeting Type:  AGM
    Meeting Date:  08-Oct-2008
          Ticker:
            ISIN:  EGS65571C019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Receive the Board of Directors report on the              Mgmt          No Action
       Company's activity for the FYE 30 JUN 2008

2.     Receive the financial Auditors report for the             Mgmt          No Action
       FYE 30 JUN 2008

3.     Approve the Company's financial statements and            Mgmt          No Action
       ending balances for the FYE 30 JUN 2008

4.     Approve the profit distribution for the FYE               Mgmt          No Action
       30 JUN 2008

5.     Approve to donate during the FY 2008.2009                 Mgmt          No Action

6.     Approve to hire the Auditor and determine his             Mgmt          No Action
       fees for the FY 2008.2009

7.     Approve to determine the attendance allowances            Mgmt          No Action
       for the Members of the Board of Directors

8.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 30 JUN 2008




--------------------------------------------------------------------------------------------------------------------------
 MEGA FINANCIAL HOLDING COMPANY                                                              Agenda Number:  701984103
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y59456106
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002886009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 547458 DUE TO RECEIPT OF DIRECTORS AND SUPERVISORS
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of corporate bonds                   Non-Voting    No vote

A.4    To report the status of assets impairment                 Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.25 per share

B31.1  Elect Ministry of Finance, R.O.C./Shareholder             Mgmt          For                            For
       No: 100001, representative: Mr. Rong-Jou Wang
       as a Director

B31.2  Elect Ministry of Finance, R.O.C./Shareholder             Mgmt          For                            For
       No: 100001, representative: Mr. Kuang-Si Shiu
       as a Director

B32.1  Elect National Development Fund, Executive Yuan,          Mgmt          For                            For
       R.O.C./Shareholder No: 300237, representative:
       Mr. Yaw-Chung Liao as a Supervisor

B32.2  Elect Bank of Taiwan Company Limited/Shareholder          Mgmt          For                            For
       No: 637985; representative: Mr. Justin Jan-Lin
       Wei as a Supervisor

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.6    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MEGASTUDY CO LTD, SEOUL                                                                     Agenda Number:  701830831
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y59327109
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7072870009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Auditor                                         Mgmt          For                            For

5.     Approve the remuneration limit for Director               Mgmt          For                            For

6.     Approve the remuneration limit for Auditor                Mgmt          For                            For

7.     Approve to change the severance payment for               Mgmt          Against                        Against
       the Directors




--------------------------------------------------------------------------------------------------------------------------
 MEGAWORLD CORPORATION                                                                       Agenda Number:  701962842
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y59481112
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  PHY594811127
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 565355 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the proof of notice and determine the             Mgmt          For                            For
       quorum

3.     Approve the minutes of the previous annual meeting        Mgmt          For                            For

4.     Approve the annual report of Management                   Mgmt          For                            For

5.     Appoint the External Auditors                             Mgmt          For                            For

6.     Ratify the Acts and resolutions of the Board              Mgmt          For                            For
       of Directors, Executive Committee and Management

7.1    Elect Mr. Andrew L. Tan as a Director                     Mgmt          For                            For

7.2    Elect Ms. Katherine L. Tan as a Director                  Mgmt          For                            For

7.3    Elect Mr. Kingson U. Sian as a Director                   Mgmt          For                            For

7.4    Elect Mr. Enrique Santos L. Sy as a Director              Mgmt          For                            For

7.5    Elect Mr. Miguel B. Varela as an Independent              Mgmt          For                            For
       Director

7.6    Elect Mr. Gerardo C. Garcia as an Independent             Mgmt          For                            For
       Director

7.7    Elect Mr. Roberto S. Guevara as an Independent            Mgmt          For                            For
       Director

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MERAFE RES LTD                                                                              Agenda Number:  701864743
--------------------------------------------------------------------------------------------------------------------------
        Security:  S01920115
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  ZAE000060000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements for the             Mgmt          For                            For
       Company for the YE 31 DEC 2008

2.1    Re-elect Ms. Zanele Matlala as a Director, who            Mgmt          For                            For
       retires by rotation

2.2    Re-elect Mr. Mzila Mthenjane as a Director,               Mgmt          For                            For
       who retires by rotation

2.3    Re-elect Mr. Bruce McBride as a Director, who             Mgmt          For                            For
       retires by rotation

3.     Ratify the appointment of Mr. Belese Majova               Mgmt          For                            For
       as an Non-Executive Director to the Board

4.     Approve the Non-Executive Directors fee for               Mgmt          For                            For
       the YE 31 DEC 2008

5.     Re-appoint KPMG Inc. as the Auditors for the              Mgmt          For                            For
       ensuring year

6.     Authorize the Directors to determine the Auditors'        Mgmt          For                            For
       remuneration

7.     Approve the Auditors' remuneration                        Mgmt          For                            For

8.S.1  Authorize the Company and or/its subsidiaries,            Mgmt          For                            For
       in terms of the authority granted in the Articles
       of Association of the Company, by way of a
       general authority to acquire the Company's
       shares upon such terms and condition and in
       such amounts as the Directors of the Company
       may from time to time decided but subject to
       the provisions of the Companies Act 61, of
       1973, as amended [the Companies Act] and subject
       to the rules and requirement of the JSE Limited
       [JSE] Listings requirements [Listing requirements]
       as amended provided that: any repurchases of
       shares in terms of this authority be affected
       through the order book operated by the JSE
       trading system and done without any prior understanding
       or arrangement between the Company and the
       counter-party, such repurchases being effected
       by only one appointed agent of the Company
       at any point in time and may only be effected
       if after the repurchase the Company still compiles
       with the minimum spread requirements of the
       Listing Requirements, authority shall be limited
       to a maximum of 10% of the Company's issued
       share capital of the shares in the applicable
       class at the time that the authority is granted;
       any repurchase must not be made at a price
       more than 10% above the weighted average of
       the market value of the share for the 5 business
       days immediately preceding the date of such
       acquisition; the repurchase of shares may not
       be effected during prohibited period, as specified
       in the Listing Requirements, unless a repurchase
       programme is in place, where dates and quantities
       of shares to be traded during the prohibited
       period are fixed and full details of the programme
       have been disclosed in an announcement over
       SENS prior to the commencement of the prohibited
       period; and such details as may be required
       in terms of the Listing Requirements be announced
       when the Company or its subsidiaries have cumulatively
       repurchase 3% of the shares in issue at the
       time the authority was given; and [Authority
       expires the earlier of the next AGM of the
       Company, or 15 months]

9.O.1  Approve that 10% or 104,074,114 ordinary shares           Mgmt          For                            For
       of the authorized but unissued share capital
       of the Company be placed under the control
       of the Directors of the Company until the next
       AGM, with the authority to allot and issue
       all or part thereof on such terms and conditions
       as they may deem fit, subject to the provisions
       of Sections 221 and 222 of the Companies Act,
       Act 61 of 1973, as amended, the Articles of
       Association of the Company and the JSE Limited
       Listings Requirements

10.O2  Authorize the Directors of the Company, until             Mgmt          For                            For
       the next AGM, to allot and issue shares in
       terms of the Merafe Resources Share Option
       Scheme, subject to the provisions of Sections
       221 and 222 of the Companies Act, 61 of 1973,
       as amended, the Articles of Association of
       the Company and the JSE Limited Listings Requirements

11.O3  Authorize the Directors, in terms of the JSE              Mgmt          For                            For
       Limited [JSE] Listings Requirements, to issue
       all or any of the authorized but unissued ordinary
       shares of 1 cent each for cash as and when
       suitable situations arise, subject to the Companies
       Act, Act 61 of 1973, as amended, the Articles
       of Association of the Company, and the following
       conditions, namely: that a press announcement
       giving full details, including the effect on
       net asset value and earnings per share will
       be published at the time of any issue representing,
       on a cumulative basis, within 1 FY, 5% of the
       Company's issued share capital; that issues
       in the aggregate in any 1 FY will not exceed
       10% of the Company's issued ordinary share
       capital, including instruments which are compulsorily
       convertible into shares of that class; that,
       in determining the price at which an issue
       of shares will be made in terms of this authority,
       the maximum discount permitted will be 10%
       of the weighted average traded price of the
       shares in question, as determined over the
       30 days prior to the date that the price of
       the issue is agreed between the Company and
       the party subscribing for the securities; and
       that there will be no restrictions regard to
       the persons to whom the shares may be issued;
       provided that such shares are to be issued
       to public shareholders as specified by the
       JSE and not to any related parties; [Authority
       shall not extend beyond 15 months from the
       date of this meeting or the date of the next
       AGM]

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MERCADOLIBRE INC                                                                            Agenda Number:  933074053
--------------------------------------------------------------------------------------------------------------------------
        Security:  58733R102
    Meeting Type:  Annual
    Meeting Date:  10-Jun-2009
          Ticker:  MELI
            ISIN:  US58733R1023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       MARTIN DE LOS SANTOS                                      Mgmt          For                            For
       NICOLAS GALPERIN                                          Mgmt          For                            For

2      TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE           Mgmt          Against                        Against
       THE ADOPTION OF THE 2009 EQUITY COMPENSATION
       PLAN.




--------------------------------------------------------------------------------------------------------------------------
 MERIDA INDUSTRY CO LTD                                                                      Agenda Number:  701995031
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6020B101
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  TW0009914002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 555644 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 2 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 150 for
       1,000 shares held

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.6    Approve to revise the procedures of the election          Mgmt          For                            For
       of the Directors and the Supervisors

B.7    Elect the Directors and the Supervisors                   Mgmt          For                            For

B.8    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.9    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MERITZ FIRE & MARINE INSURANCE CO LTD, SEOUL                                                Agenda Number:  701958475
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5945N109
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  KR7000060004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       In the Korean market, the vote option of ABSTAIN          Non-Voting    No vote
       is determined to be acceptable or not in accordance
       with the local sub custodians regulations.
       Please contact your client service representative
       to see if the recipient of your voting instructions
       will treat ABSTAIN as a valid vote option.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Outside Directors                               Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MERKO EHITUS AS (NEW), TALLINN                                                              Agenda Number:  701740967
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5315B108
    Meeting Type:  SGM
    Meeting Date:  31-Oct-2008
          Ticker:
            ISIN:  EE3100098328
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Elect the additional Members of the Supervisory           Mgmt          For                            For
       Board

2.     Approve the remuneration of the Supervisory               Mgmt          For                            For
       Board Members

3.     Approve the termination of the current authorization      Mgmt          For                            For
       agreements signed with the Supervisory Board
       Members

4.     Appoint a representative of AS Merko Ehitus               Mgmt          For                            For
       for the termination of the authorization agreements
       signed with the Supervisory Board Members

5.     Amend the Articles of Association                         Mgmt          For                            For

6.     Approve the conclusion of the transactions with           Mgmt          For                            For
       the Supervisory Board Members

7.     Appoint a representative of AS Merko Ehitus               Mgmt          For                            For
       for conclusion of transactions between the
       Supervisory Board Members and AS Merko Ehitus




--------------------------------------------------------------------------------------------------------------------------
 MERKO EHITUS AS (NEW), TALLINN                                                              Agenda Number:  701950001
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5315B108
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  EE3100098328
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 annual report                            Mgmt          For                            For

2.     Approve the decision on the distribution of               Mgmt          For                            For
       profits [to pay 3.5 Kroon per share as dividend]

3.     Approve the PricewaterhouseCoopers as the Auditor         Mgmt          For                            For
       for the FY 2009




--------------------------------------------------------------------------------------------------------------------------
 METALURGICA GERDAU SA                                                                       Agenda Number:  701900498
--------------------------------------------------------------------------------------------------------------------------
        Security:  P4834C118
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRGOAUACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM  3 AND 4  ONLY. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTION
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     To take knowledge of the Director's Accounts,             Non-Voting    No vote
       to examine, discuss and approve the Company's
       consolidated Financial Statements for the YE
       31 DEC 2008

2.     To decide on the allocation of the net profits            Non-Voting    No vote
       from the FY and the distributions of results

3.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and set their remuneration

4.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective Substitutes and their remuneration




--------------------------------------------------------------------------------------------------------------------------
 METOREX LTD                                                                                 Agenda Number:  701780339
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5054H106
    Meeting Type:  OGM
    Meeting Date:  23-Dec-2008
          Ticker:
            ISIN:  ZAE000022745
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.S.1  Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company from ZAR 50 million, comprising
       500 million ordinary shares with a par value
       ZAR 0.10 each to ZAR 150 million, comprising
       1500 million ordinary shares with a par value
       of ZAR 0.10 each

2.O.1  Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Special Resolution 1 and Ordinary Resolutions
       2, 3, 4, 5, 6, 7 and 8 as specified in this
       notice of general meeting, in terms of section
       221(2) of the Companies Act, to allot and issue
       6,195,262 new ordinary shares in the share
       capital of the Company to Allan Gray at ZAR
       2.00 per share in terms of a specific issue
       of shares for cash upon the terms specified
       in the agreement between Metorex and Allan
       Gray dated 26 NOV 2008

3.O.2  Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Special Resolution 1 and Ordinary Resolutions
       1, 3, 4, 5, 6, 7 and 8 as specified in this
       notice of general meeting, in terms of section
       221(2) of the Companies Act, to allot and issue
       14,455,611 new ordinary shares in the share
       capital of the Company to Coronation at ZAR
       2.00 per share in terms of a specific issue
       of shares for cash upon the terms specified
       in the agreement between Metorex and Coronation
       dated 26 NOV 2008

4.O.3  Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Special Resolution 1 and Ordinary Resolutions
       1, 2, 4, 5, 6, 7 and 8 as specified in this
       notice of general meeting, in terms of section
       221(2) of the Companies Act, to allot and issue
       92,330,279 new ordinary shares in the share
       capital of the Company to the IDC at ZAR 2.00
       per share in terms of a specific issue of shares
       for cash upon the terms specified in the agreement
       between Metorex and the IDC dated 26 NOV 2008

5.O.4  Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Special Resolution 1 and Ordinary Resolutions
       1, 2, 3, 5, 6, 7 and 8 as specified in this
       notice of general meeting, in terms of section
       221(2) of the Companies Act, to allot and issue
       32,167,370 new ordinary shares in the share
       capital of the Company to Minersa at ZAR 2.00
       per share in terms of a specific issue of shares
       for cash upon the terms specified in the agreement
       between Metorex and Minersa dated 26 NOV 2008

6.O.5  Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Special Resolution 1 and Ordinary Resolutions
       1, 2, 3, 4, 6, 7 and 8 as specified in this
       notice of general meeting, in terms of section
       221(2) of the Companies Act, to allot and issue
       6,195,817 new ordinary shares in the share
       capital of the Company to the PIC at ZAR 2.00
       per share in terms of a specific issue of shares
       for cash upon the terms specified in the agreement
       between Metorex and the PIC dated 26 NOV 2008

7.O.6  Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Special Resolution 1 and Ordinary Resolutions
       1, 2, 3, 4, 5, 7 and 8 as specified in this
       notice of general meeting, in terms of section
       221(2) of the Companies Act, to allot and issue
       13,260,349 new ordinary shares in the share
       capital of the Company to Beankin at ZAR 2.00
       per share in terms of a specific issue of shares
       for cash upon the terms specified in the agreement
       between Metorex and Beankin dated 26 NOV 2008

8.O.7  Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Special Resolution 1 and Ordinary Resolutions
       1, 2, 3, 4, 5, 6 and 8 as specified in this
       notice of general meeting, in terms of section
       221(2) of the Companies Act, to allot and issue
       61,000,000 new ordinary shares in the share
       capital of the Company to Standard Bank at
       ZAR 2.00 per share in terms of a specific issue
       of shares for cash upon the terms specified
       in the agreement between Metorex and Standard
       Bank dated 26 NOV 2008

9.O.8  Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Special Resolution 1 and Ordinary Resolutions
       1, 2, 3, 4, 5, 6 and 7 as specified in this
       notice of general meeting, in terms of section
       221(2) of the Companies Act, to allot and issue
       16,933,715 new ordinary shares in the share
       capital of the Company to Stanlib at ZAR 2.00
       per share in terms of a specific issue of shares
       for cash upon the terms specified in the agreement
       between Metorex and Stanlib dated 26 NOV 2008

10.O9  Authorize any Director of the Company to do               Mgmt          For                            For
       all such things as may be necessary to give
       effect to Special Resolution 1 and Ordinary
       Resolutions 1, 2, 3, 4, 5, 6, 7 and 8 as specified
       in this notice of general meeting




--------------------------------------------------------------------------------------------------------------------------
 METOREX LTD                                                                                 Agenda Number:  701793095
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5054H106
    Meeting Type:  AGM
    Meeting Date:  20-Jan-2009
          Ticker:
            ISIN:  ZAE000022745
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements for the             Mgmt          For                            For
       YE 30 JUN 2008

2.1    Re-elect Mr. C.D.S. Needham as a Director, in             Mgmt          For                            For
       terms of the Articles of Association of the
       Company, who retires by rotation

2.2    Appoint Mr. M. Smith as a Director, in terms              Mgmt          For                            For
       of the Articles of Association of the Company

2.3    Appoint Mr. L. Paton as a Director, in terms              Mgmt          For                            For
       of the Articles of Association of the Company

2.4    Appoint Mr. P. Chevalier as a Director, in terms          Mgmt          For                            For
       of the Articles of Association of the Company

2.5    Re-elect Mr. R.G. Still as a Director, in terms           Mgmt          For                            For
       of the Articles of Association of the Company,
       who retires by rotation

3.     Approve the Directors' remuneration                       Mgmt          For                            For

4.     Re-appoint Deloitte & Touche as the Independent           Mgmt          For                            For
       Auditors of Metorex and I.T. Marshall as the
       Designated Auditor for the ensuing year

5.1O1  Approve, subject to the provisions of the Companies       Mgmt          For                            For
       Act, 1973 [Act 61 of 1973], as amended, the
       authority given to the Directors to allot and
       issue, at their discretion, the unissued share
       capital of the Company for such purposes as
       they may determine, be extended until the Company's
       next AGM

5.2O2  Approve, subject to the passing of ordinary               Mgmt          For                            For
       resolution 1, in terms of the Listing Requirements
       of the JSE Limited [JSE], to renew the mandate
       given to the Directors of the Company in terms
       of a general authority to issue securities
       for cash, as and when suitable opportunities
       arise, subject to the following conditions:
       the securities be of a class already in issue;
       securities be issued to public shareholders
       and not to related parties; a paid press announcement
       giving full details, including the impact on
       net asset value and earnings per share, be
       published at the time of any issue representing,
       on a cumulative basis within a FY, 5% or more
       of the number of securities in issue prior
       to the issue/s; issues in the aggregate in
       any 1 FY shall not exceed 15% of the Company's
       issued share capital of that class; and, in
       determining the price at which an issue of
       securities will be made in terms of this authority,
       the maximum discount permitted shall be 10%
       of the weighted average traded price of those
       securities over the 30 business days prior
       to the date that the price of the issue is
       determined or agreed by the Directors; [Authority
       expires until the Company's next AGM or 15
       months]

5.3O3  Authorize the Board of Directors in terms of              Mgmt          For                            For
       Clause 92 of the Articles of Association of
       the Company to create and issue options or
       convertible securities in the capital of the
       Company for cash subject to the following terms
       and conditions: issues of shares, options or
       convertible securities may not in aggregate
       in any 1 FY exceed 15% of the number of ordinary
       shares in issue; that the options or convertible
       securities be over a class of securities already
       in issue; securities be issued to public shareholders
       and not to related parties as defined in the
       Listings Requirements of the JSE Limited; in
       determining the price at which an issue of
       options or convertible securities will be made
       in terms of this authority, the maximum discount
       permitted shall be 10% of the weighted average
       traded price of those options or convertible
       securities over the 30 business days prior
       to the date that the price of the issue is
       determined or agreed by the Directors; [Authority
       expires earlier at the Company's next AGM or
       15 months] should the discount to the market
       price at the time of exercise of the option
       or convertible securities not be known at the
       time of grant or issue of the option or convertible
       security or if it is known that the discount
       will exceed 10% of the 30 day weighted average
       traded price of the security at the date of
       exercise, then the Company may only proceed
       if an independent expert confirms that the
       issue is fair to the shareholders of the Company

       Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 METROPOLITAN BANK & TRUST CO MBTC                                                           Agenda Number:  701897932
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6028G136
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  PHY6028G1361
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 555069 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the certification of notice and quorum            Mgmt          For                            For

3.     Approve the minutes of the annual meeting of              Mgmt          For                            For
       stockholders held on 21 MAY 2008

4.     Approve the report to the stockholders                    Mgmt          For                            For

5.     Ratify the Corporate Acts                                 Mgmt          For                            For

6.1    Elect Mr. George S.K. Ty as a Director                    Mgmt          For                            For

6.2    Elect Mr. Antonio S. Abacan, Jr. as a Director            Mgmt          For                            For

6.3    Elect Mr. Francisco C. Sebastian as a Director            Mgmt          For                            For

6.4    Elect Mr. Arthur Ty as a Director                         Mgmt          For                            For

6.5    Elect Mr. Carlos A. Pedrosa as a Director                 Mgmt          For                            For

6.6    Elect Mr. Edmund A. Go as a Director                      Mgmt          For                            For

6.7    Elect Mr. Fabian S. Dee as a Director                     Mgmt          For                            For

6.8    Elect Mr Antonio V. Viray as a Director                   Mgmt          For                            For

6.9    Elect Mr. Vy Tonne So as a Director                       Mgmt          For                            For

6.10   Elect Mr. Renato C. Valencia as a Director                Mgmt          For                            For

6.11   Elect Mr. Remedios L. Macalincag as a Director            Mgmt          For                            For

6.12   Elect Mr. Valentin A. Araneta as a Director               Mgmt          For                            For

7.     Other matters                                             Non-Voting    No vote

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 METROPOLITAN HLDGS LTD                                                                      Agenda Number:  701956914
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5064H104
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  ZAE000050456
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 555293 DUE TO DELETION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       Receive and adopt the annual financial statements         Non-Voting    No vote
       of the Company for the FYE 31 DEC 2008

       Transact any other business                               Non-Voting    No vote

       Re-appoint PricewaterhouseCoopers Inc as the              Non-Voting    No vote
       External Auditors of the Company, with Mr.
       H. D. Nel as the designated audit partner

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       of the Company for the FYE 31 DEC 2008, including
       the Director's report and the Auditors' report,
       as specified

2.     Approve the revised annual remuneration payable           Mgmt          For                            For
       by the Company to Non-executive Directors of
       the Company with effect from 01 JAN 2009 as
       specified: the Chairman of the Board remuneration:
       Current: ZAR 760,000, Recommended: ZAR 900,000,
       18%; the Non-Executive Directors' remuneration:
       Current: ZAR 220,000, Recommended: ZAR 260,
       000, 18%; the Chairperson Audit Committee remuneration:
       Current: ZAR 175,000, Recommended: ZAR 192,500,
       10%; the Members remuneration: Current: ZAR
       100,000, Recommended: ZAR 110,000, 10%; the
       Chairperson Actuarial Committee remuneration:
       Current: ZAR 165,000, Recommended: ZAR 181,500,
       10%; the Members remuneration: Current: ZAR
       82,500, Recommended: ZAR 90,750, 10%; the Chairpersons
       Other Committees remuneration: Current: ZAR
       110,000, Recommended: ZAR 121,000, 10%; the
       Members remuneration: Current: ZAR 55,000,
       Recommended: ZAR 60,500, 10%

3.     Approve, that, as at least one third of the               Mgmt          For                            For
       Directors are required to retire by rotation
       as the Directors of the Company at this AGM
       and re-appoint Mr. M. L. Smith as a Director
       of the Company with immediate effect, who retires
       by rotation in accordance with the Articles
       of Association of the Company

4.     Approve, that, as at least one third of the               Mgmt          For                            For
       Directors are required to retire by rotation
       as the Directors of the Company at this AGM
       and re-appoint Mr. A. H. Sangqu as a Director
       of the Company with immediate effect, who retires
       by rotation in accordance with the Articles
       of Association of the Company

5.     Approve, that, as at least one third of the               Mgmt          For                            For
       Directors are required to retire by rotation
       as the Directors of the Company at this AGM
       and re-appoint Mr. M. J. N. Njeke as a Director
       of the Company with immediate effect, who retires
       by rotation in accordance with the Articles
       of Association of the Company

6.     Approve, that, as at least one third of the               Mgmt          For                            For
       Directors are required to retire by rotation
       as the Directors of the Company at this AGM
       and re-appoint Mrs. B. Paledi as a Director
       of the Company with immediate effect, who retires
       by rotation in accordance with the Articles
       of Association of the Company

7.     Authorize any 1 Director of the Company or the            Mgmt          For                            For
       Company Secretary to take such steps, do all
       such things and sign all such documents as
       may be necessary or required for the purposes
       of implementing the ordinary resolutions proposed
       at this meeting




--------------------------------------------------------------------------------------------------------------------------
 MEXICHEM SAB DE CV                                                                          Agenda Number:  701686529
--------------------------------------------------------------------------------------------------------------------------
        Security:  P57908132
    Meeting Type:  EGM
    Meeting Date:  08-Sep-2008
          Ticker:
            ISIN:  MX01ME050007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the conversion of shares that represent           Mgmt          For                            For
       the minimum fixed capital into shares representing
       the variable part of the share capital to make
       equal the theoretical value of the shares representing
       both parts of the share capital and, if relevant,
       amend Article 6 of the Corporate Bylaws

II.    Approve the proposal for complementary resolutions        Mgmt          For                            For
       and/or resolutions derived from the adaptations
       passed by the EGM of shareholders on 26 JUN
       2008, in relation to the increase in the share
       capital, through the issuance of unsubscribed
       shares for their placement among the investing
       public through a primary share offering, under
       the terms of Article 53 of the Securities Market
       Law, subject to the authorization of the National
       Banking and Securities Commission

III.   Approve the designation of delegates who will             Mgmt          For                            For
       carry out and formalize the resolutions passed
       by the general meeting




--------------------------------------------------------------------------------------------------------------------------
 MEXICHEM SAB DE CV                                                                          Agenda Number:  701771811
--------------------------------------------------------------------------------------------------------------------------
        Security:  P57908132
    Meeting Type:  OGM
    Meeting Date:  05-Dec-2008
          Ticker:
            ISIN:  MX01ME050007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the proposal and acceptance, if relevant,         Mgmt          For                            For
       for the payment of a cash dividend in favor
       of the share holders of the Company in the
       amount of MXN 0.18 per share; resolutions in
       this regard

II.    Approve the designation of delegates who will             Mgmt          For                            For
       carry out and formalize the resolutions passed
       by the meeting




--------------------------------------------------------------------------------------------------------------------------
 MEXICHEM SAB DE CV                                                                          Agenda Number:  701905347
--------------------------------------------------------------------------------------------------------------------------
        Security:  P57908132
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  MX01ME050007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report from the Chief Executive               Mgmt          For                            For
       Officer and on the basis of this report from
       the Board of Directors, for the purposes of
       Article 28, Part IV, Line B, of the Securities
       Market Law and of Article 172 of the General
       Mercantile Companies Law, regarding the transactions
       and results of the FYE on 31 DEC 2008, and
       the individual and consolidated audited financial
       statements of the Company with its subsidiaries,
       as well as the report that is referred to in
       part XX of Article 86 of the Income Tax Law

2.     Receive the annual report from the Corporate              Mgmt          For                            For
       practices and Audit Committees of the Company

3.     Approve the resolution regarding the allocation           Mgmt          For                            For
       of results for the FYE on 31 DEC 2008

4.     Ratify the Members of the Board of Directors,             Mgmt          For                            For
       both full and alternate, Secretary and Vice
       Secretary, as well as of the Members and secretary
       of the Corporate practices and Audit Committees
       of the Company

5.     Approve to determine the compensation for the             Mgmt          For                            For
       Members of the Board of Directors, as well
       as for the people who make up the corporate
       practices and Audit Committees

6.     Approve to determinate the maximum amount of              Mgmt          For                            For
       funds that can be allocated, during the 2009
       FY, to the purchase of the Company's own shares

7.     Receive the annual report from the Board of               Mgmt          For                            For
       Directors regarding the adoption or modification
       of the policies in regard to the acquisition
       of the Company's own shares and regarding the
       resolutions of said corporate body in relation
       to the purchase and/or placement of the Company's
       own shares

8.     Approve to designate the delegates who will               Mgmt          For                            For
       carry out and formalize the resolutions passed
       by the meeting




--------------------------------------------------------------------------------------------------------------------------
 MICRO PROVIDENT BOTSWANA LIMITED (LETSHEGO), GABORONE                                       Agenda Number:  701723315
--------------------------------------------------------------------------------------------------------------------------
        Security:  V6293D100
    Meeting Type:  AGM
    Meeting Date:  09-Oct-2008
          Ticker:
            ISIN:  BW0000000322
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the name of the Company be changed from           Mgmt          For                            For
       Micro Provident Botswana Limited to Letshego
       Holdings Limited

S.2    Approve that the Company adopts a Constitution            Mgmt          For                            For
       in accordance with the Botswana Companies Act,
       2003

S.3    Approve that the Company raise funding up to              Mgmt          For                            For
       maximum of P1 Billion through use of debt instruments
       to finance the growth strategies of the group

4.     Authorize the Directors to take all such steps            Mgmt          For                            For
       and sign all such documents as necessary to
       give effect the proposed resolutions passed
       at the General Meeting




--------------------------------------------------------------------------------------------------------------------------
 MIDDLE EAST COMPLEX FOR ENGINEERING AND ELECTRONICS, AMMAN                                  Agenda Number:  701920325
--------------------------------------------------------------------------------------------------------------------------
        Security:  M6935B108
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  JO4109711013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to recite the previous minutes of the             Mgmt          For                            For
       last AGM

2.     Approve the Board of Directors report for the             Mgmt          For                            For
       Company's accomplishments for the year 2008

3.     Approve the Auditors report for the year 2008             Mgmt          For                            For

4.     Approve the Company financial data for the year           Mgmt          For                            For
       2008

5.     Approve to indemnify the Board of Directors               Mgmt          For                            For
       for the year 2008

6.     Elect the Company's Auditors for the year 2009            Mgmt          For                            For

7.     Other issues                                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MIGROS TURK TAS, ISTANBUL                                                                   Agenda Number:  701671148
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7009U105
    Meeting Type:  EGM
    Meeting Date:  04-Sep-2008
          Ticker:
            ISIN:  TRAMIGRS91J6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and the elect the Presidential Board              Mgmt          No Action

2.     Receive the reports of the Board of Directors,            Mgmt          No Action
       the Auditors and the auditing report of the
       External Auditing Institution, namely Basaran
       Nas Bagimsiz Denetim VE Serbest Muhasebeci
       Mali Musavirlik A.S., concerning the activities
       and the accounts of the period between 01 JAN
       2008 and 31 MAY 2008 and acceptance, acceptance
       by amendment or rejection of the recommendation
       of the Board of Directors on the balance sheet
       and the income table for the period between
       01 JAN 2008 and 31 MAY 2008

3.     Approve the Companys Members of the Board of              Mgmt          No Action
       Directors and the Auditors who held office
       between 01 JAN 2008 and 31 MAY 2008 for their
       activities in the relevant period

4.     Approve the elections made to the Memberships             Mgmt          No Action
       of the Board of Directors within the year as
       per the 315th Article of the Turkish Commercial
       Law

5.     Approve the elections made to the Auditors within         Mgmt          No Action
       the year as per the 351st Article of the Turkish
       Commercial Law

6.     Approve to determine the gross monthly wages              Mgmt          No Action
       of the Chairman of the Board of Directors,
       the Members thereof and the Auditors

7.     Approve the recommendation of the Board of Directors      Mgmt          No Action
       and amend the 7th Article of the Companys Articles
       of Association that concerns the Management
       council

8.     Approve to determine the number of the Members            Mgmt          No Action
       of the Board of Directors as 11 and the 2 new
       Members of the Board of Directors pursuant
       to the amendment of the 7th Article of the
       Articles of Association

9.     Authorize the Members of the Board of Directors,          Mgmt          No Action
       as per the 334th and the 335th Articles of
       the Turkish Commercial Law, to conduct the
       business that fall within the scope of the
       Company personally or in the name of others,
       to be sharers in Companies conducting such
       businesses and to conduct other operations

10.    Authorize the presidential Board to sign the              Mgmt          No Action
       minutes of the general Board meeting in the
       name of the general Board




--------------------------------------------------------------------------------------------------------------------------
 MINERA MILPO SA MILPO                                                                       Agenda Number:  701855667
--------------------------------------------------------------------------------------------------------------------------
        Security:  P67848153
    Meeting Type:  OGM
    Meeting Date:  14-Apr-2009
          Ticker:
            ISIN:  PEP620001003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the annual report, financial statements           Mgmt          For                            For
       and opinion of the Outside Auditors for the
       2008 FY

2.     Approve the allocation of profit from the 2008            Mgmt          For                            For
       FY

3.     Approve to increase the share capital and amend           Mgmt          For                            For
       the Article 2.02 of the Corporate Bylaws

4.     Amend the Article 4.15 of the Corporate Bylaws            Mgmt          For                            For

5.     Approve the designation of Outside Auditors               Mgmt          For                            For
       for the 2009 FY




--------------------------------------------------------------------------------------------------------------------------
 MINERA VALPARAISO SA MINERA                                                                 Agenda Number:  701908139
--------------------------------------------------------------------------------------------------------------------------
        Security:  P96905107
    Meeting Type:  EGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  CLP969051075
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to modify the Second Article of the               Mgmt          For                            For
       By Laws of the Corporation in order to approve
       a location where the shareholders meetings
       will take place

2.     Approve the exchange of the currency currently            Mgmt          For                            For
       used to report the social capital, and the
       financial statements of the Company, from Chilean
       Pesos to United States dollars, with effective
       date 01 JAN 2009, in order to comply with the
       new requirements established by the international
       norms of financial information, IFRS

3.     Approve to modify the permanent fifth Article             Mgmt          For                            For
       of the By Laws of the Corporation in respect
       of the amount and the integration of the social
       capital, and the transitory Article related
       to the integration of such capital, with the
       purpose of materializing the agreements that
       adopted in respect to the previous point

4.     Approve to supress the transitory Article of              Mgmt          For                            For
       the By Laws of the Corporation, related to
       the period that the Board of Directors would
       be in exercise, which was voted in the ordinary
       shareholders meeting that took place in year
       1999

5.     Grant authority to the necessary powers of attorney,      Mgmt          For                            For
       to all necessary agreements deemed necessary,
       in order to materialize, and make effective
       the decisions taken during this meeting




--------------------------------------------------------------------------------------------------------------------------
 MINERA VALPARAISO SA MINERA                                                                 Agenda Number:  701908610
--------------------------------------------------------------------------------------------------------------------------
        Security:  P96905107
    Meeting Type:  OGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  CLP969051075
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, and the audited financial      Mgmt          For                            For
       statements corresponding to the exercise ended
       31 DEC 2008

2.     Approve the distribution of revenues, and a               Mgmt          For                            For
       definitive dividend, number 322

3.     Approve the dividend policy                               Mgmt          For                            For

4.     Approve to fix the remunerations of the Board             Mgmt          For                            For
       of Directors for the exercise 2009

5.     Approve to fix the remuneration of the Directors          Mgmt          For                            For
       Committee and their budget for the exercise
       of 2009

6.     Approve to inform about the operations related            Mgmt          For                            For
       to in Article 44 of the Law 18.046 of the Corporations

7.     Approve to designate the External Auditors                Mgmt          For                            For

8.     Any other matter                                          Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MINOR INTERNATIONAL PUBLIC CO LTD                                                           Agenda Number:  701823189
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6069M133
    Meeting Type:  EGM
    Meeting Date:  06-Mar-2009
          Ticker:
            ISIN:  TH0128A10Z18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 531545 DUE TO SPLITTING OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the minutes of the shareholders EGM               Mgmt          For                            For
       No.15/2008 on 25 APR 2008

2.     Acknowledge the interim dividend payment for              Mgmt          For                            For
       the past performance as cash dividend in the
       amount of THB 0.23 per share to existing shareholders
       not exceeding THB 835 million the Company will
       deduct withholding tax at the rate of 10% or
       THB 0.023 per share and distributes the dividends
       which net equivalent to the amount of THB 0.207
       per share

3.     Approve the revocation of the issuance of the             Mgmt          For                            For
       Company's warrants on ordinary shares for the
       purpose of allotting to the Directors and or
       Employees of the Company and or its subsidiaries
       and or holding agent no. 4 Mint Esop 4 in the
       total amount of 20,000,000 units

4.     Approve the reduction of the Company's registered         Mgmt          For                            For
       capital from THB 3,689,623,299 to THB 3,661,965,799,
       divided into 3,661,965,799 ordinary shares
       with a par value of THB 1.00 each, through
       the elimination of the registered, but unissued
       shares, in the amount of 27,657,430 shares

5.     Amend Clause 4 of the Company's Memorandum of             Mgmt          For                            For
       Association in accordance with the reduction
       in its registered capital

6.     Approve the issuance of the Company's warrants            Mgmt          For                            For
       on ordinary shares for the purpose of allotting
       to the Directors and or Employees of the Company
       and or its subsidiaries and or holding agent
       no.5 Mint Esop 5 in the total amount of 60,000,000
       units

7.1.1  Approve the allotment of the Company's warrants           Mgmt          For                            For
       on ordinary shares no.5 [mint-esop 5] for the
       purpose of allotting to Mr. William E. Heinecke
       amount 2,000,000 units

7.1.2  Approve the allotment of the Company's warrants           Mgmt          For                            For
       on ordinary shares no.5 [mint-esop 5] for the
       purpose of allotting to Mr. Paul Charles Kenny
       amount 2,000,000 units

7.1.3  Approve the allotment of the Company's warrants           Mgmt          For                            For
       on ordinary shares no.5 [mint-esop 5] for the
       purpose of allotting to Mrs. Pratana Mongkolkul
       amount 2,000,000 units

7.1.4  Approve the allotment of the Company's warrants           Mgmt          For                            For
       on ordinary shares no.5 [mint-esop 5] for the
       purpose of allotting to Mrs. Patamawalai Ratanapol
       amount 2,000,000 units

7.1.5  Approve the allotment of the Company's warrants           Mgmt          For                            For
       on ordinary shares no.5 [mint-esop 5] for the
       purpose of allotting to Mr. Emmanual Jude Dillipraj
       Rajakarier amount 1,500,000 units

7.1.6  Approve the allotment of the Company's warrants           Mgmt          For                            For
       on ordinary shares no.5 [mint-esop 5] for the
       purpose of allotting to Mr. Montri Thongsri
       amount 1,000,000 units

7.1.7  Approve the allotment of the Company's warrants           Mgmt          For                            For
       on ordinary shares no.5 [mint-esop 5] for the
       purpose of allotting to Mr. Gary Terrace Moore
       amount 200,000 units

7.2    Approve the allotment of the Company's warrants           Mgmt          For                            For
       on ordinary shares no.5 [mint-esop 5] for the
       purpose of allotting to employees of the Company
       and its subsidiaries

8.     Approve the restructuring plan between the Company        Mgmt          For                            For
       and Minor Corporation Public Company Limited

9.     Approve the issuance of the Company's warrants            Mgmt          For                            For
       on ordinary shares to support the payment for
       the warrants on ordinary shares of Minor under
       the tender offer to purchase all of the securities
       of Minor

10.    Approve the increase of the Company's registered          Mgmt          For                            For
       capital from THB 3,661,965,799 to THB 4,238,531,439
       through the issuance of 576,565,640 new ordinary
       shares, with a par value of THB 1.00 each

11.    Amend Clause 4 of the Company's Memorandum of             Mgmt          For                            For
       Association in accordance with the increase
       in its registered capital

12.    Amend Article 4 of the Company's Articles of              Mgmt          For                            For
       Association

13.    Approve the allotment of capital increase shares          Mgmt          For                            For
       as to support the exercise of the Company's
       warrants for the purpose of allotting to Directors
       and or employees of the Company and or subsidiaries
       and or holdings agent no.5 Mint Esop 5

14.    Approve the allotment of the Company's capital            Mgmt          For                            For
       increase ordinary shares to Minors shareholders
       so as to support the tender offer to purchase
       all of the securities of Minor

15.    Approve the allotment of the Company's warrants           Mgmt          For                            For
       on ordinary shares to the holders of warrants
       on ordinary shares of Minor so as to support
       the tender offer to purchase all of the securities
       of Minor

16.    Approve the Company's specific capital reduction          Mgmt          For                            For
       through the elimination of its ordinary shares
       held by Minor and Marvelous Wealth Co. Ltd

17.    Approve the Company's specific capital reduction          Mgmt          For                            For
       through the elimination of its ordinary shares
       held by the Minor Food Group Plc

18.    Amend Clause 4 of the Company's Memorandum of             Mgmt          For                            For
       Association in accordance with its specific
       capital reduction through the elimination of
       its ordinary shares held by Minor Marvelous
       Wealth Co. Ltd and the Minor Food Group Plc

19.    Authorize the Directors or any other persons              Mgmt          For                            For
       delegated by the authorized Directors to proceed
       with the implementation of the restructuring
       plan between the Company and Minor and the
       tender offer to purchase all of the securities
       of Minor as well as to take other pertinent
       actions

20.    Other business                                            Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MINOR INTERNATIONAL PUBLIC CO LTD                                                           Agenda Number:  701826781
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6069M133
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  TH0128A10Z18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minute of the EGM no.1/2009 on 06               Mgmt          For                            For
       MAR 2009

2.     Acknowledge the annual report and the Board               Mgmt          For                            For
       of Directors' report on the Company's performance
       for the year 2008

3.     Approve the company's balance sheet, profit               Mgmt          For                            For
       and loss statement, statement of retained earnings
       and cash flow statement for the YE 31 DEC,
       2008

4.     Approve the allocation of profit of year 2008             Mgmt          For                            For
       performance to be reserve

5.     Elect the Directors to succeed the Directors              Mgmt          For                            For
       completing their term for the year 2009

6.     Approve to fix the Directors compensation for             Mgmt          For                            For
       the year 2009

7.     Appoint the Auditors for the year 2009 and approve        Mgmt          For                            For
       to fix the Auditors fee




--------------------------------------------------------------------------------------------------------------------------
 MIRAEASSET SECURITIES CO LTD                                                                Agenda Number:  701952447
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6074E100
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7037620002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement cash dividend:            Mgmt          For                            For
       KRW 250 for shares (market price dividend ratio:
       0.3 %)

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect Mr. Byung Gu Jang as the Outside Director           Mgmt          For                            For

4.     Elect Mr. Byung Gu Jang as a Auditor Committee            Mgmt          For                            For
       Member (Auditor Committee Member as the Outside
       Director)

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MISC BHD, KUALA LUMPUR                                                                      Agenda Number:  701667947
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6080H113
    Meeting Type:  AGM
    Meeting Date:  18-Aug-2008
          Ticker:
            ISIN:  MYF3816O1005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the FYE 31 MAR 2008, the reports of the
       Directors and the Auditors thereon

2.     Declare a final dividend of 20 sen per share              Mgmt          For                            For
       [tax exempt] in respect of the FYE 31 MAR 2008

3.     Re-elect Mr. Ahmad Nizam Bin Salleh, who retires          Mgmt          For                            For
       in accordance with Article 95 of the Company's
       Articles of Association

4.i    Re-elect Mr. Tan Sri Dato Sri Mohd Hassan Bin             Mgmt          For                            For
       Marican as a Director, who retires by rotation
       in accordance with Article 97 of the Company's
       Articles of Association

4.ii   Re-elect Dato' Halipah binti Esa as a Director,           Mgmt          For                            For
       who retires by rotation in accordance with
       Article 97 of the Company's Articles of Association

4.iii  Re-elect Mr. Krishnan a/l C.K. Menon as a Director,       Mgmt          For                            For
       who retires by rotation in accordance with
       Article 97 of the Company's Articles of Association

5.     Approve the payment of the Directors' fees for            Mgmt          For                            For
       the FYE 31 MAR 2008

6.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

7.     Re-appoint Dato Sri Liang Kim Bang as a Director          Mgmt          For                            For
       of the Company, and to hold office until the
       next AGM in accordance with Section 129 of
       the Companies Act, 1965

8.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MISC BHD, KUALA LUMPUR                                                                      Agenda Number:  701668634
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6080H105
    Meeting Type:  AGM
    Meeting Date:  18-Aug-2008
          Ticker:
            ISIN:  MYL3816OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 497125 DUE TO NUMBERED AND NON-VOTABLE RESOLUTION
       MADE AS NON-NUMBERED AND NON-VOTABLE. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

       PLEASE BE ADVISED THAT THERE IS A FOREIGN OWNERSHIP       Non-Voting    No vote
       LIMITATION ON THE ABOVE STOCK. FOREIGN INVESTOR
       WHO HOLDS LOCAL SHARES DOES NOT HAVE VOTING
       RIGHTS AT THE ABOVE COMPANY MEETING. THEREFORE,
       YOU NEED NOT TAKE ANY ACTION ON THIS MEETING
       AND THE AGENDA OF THE MEETING IS FOR YOUR INFORMATION
       ONLY. THANK YOU

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the FYE 31 MAR 2008, the reports of the
       Directors and the Auditors thereon

2.     Declare a final dividend of 20 sen per share              Mgmt          For                            For
       [tax exempt] in respect of the FYE 31 MAR 2008

3.     Re-elect Mr. Ahmad Nizam Bin Salleh, who retires          Mgmt          For                            For
       in accordance with Article 95 of the Company's
       Articles of Association

4.i    Re-elect Tan Sri Dato Sri Mohd Hassan Bin Marican         Mgmt          For                            For
       as a Director, who retires by rotation in accordance
       with Article 97 of the Company's Articles of
       Association

4.ii   Re-elect Dato' Halipah Binti Esa as a Director,           Mgmt          For                            For
       who retires by rotation in accordance with
       Article 97 of the Company's Articles of Association

4.iii  Re-elect Mr. Krishnan a/l C.K. Menon as a Director,       Mgmt          For                            For
       who retires by rotation in accordance with
       Article 97 of the Company's Articles of Association

5.     Approve the payment of the Directors' fees for            Mgmt          For                            For
       the FYE 31 MAR 2008

6.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

7.     Re-appoint Dato Sri Liang Kim Bang as a Director          Mgmt          For                            For
       of the Company, to hold office until the next
       AGM in accordance with Section 129 of the Companies
       Act, 1965

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MISR CEMENT (QENA)                                                                          Agenda Number:  701826515
--------------------------------------------------------------------------------------------------------------------------
        Security:  M70293101
    Meeting Type:  OGM
    Meeting Date:  21-Mar-2009
          Ticker:
            ISIN:  EGS3C391C017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA , MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to discuss the Board of Directors report          Mgmt          No Action
       and its financial positions for the FYE 31
       DEC 2008

2.     Approve to discuss the Board of Auditors report           Mgmt          No Action
       and its financial statement for the FYE 31
       DEC 2008

3.     Approve the financial statement for the FYE               Mgmt          No Action
       31 DEC 2008

4.     Approve the profit distribution                           Mgmt          No Action

5.     Approve to release the Board of Directors responsibility  Mgmt          No Action
       upon FYE 31 DEC 2008

6.     Approve to decide the allowances paid to the              Mgmt          No Action
       Board of Directors for attending their meetings

7.     Reappoint the Auditors for the new FY 2008 and            Mgmt          No Action
       approve to delegate the Board of Directors
       to decide their fees

8.     Approve the creating capital reserve                      Mgmt          No Action

9.     Approve to delegate the Board of Directors to             Mgmt          No Action
       give donations for the year 2009




--------------------------------------------------------------------------------------------------------------------------
 MISR CEMENT (QENA)                                                                          Agenda Number:  701824903
--------------------------------------------------------------------------------------------------------------------------
        Security:  M70293101
    Meeting Type:  EGM
    Meeting Date:  22-Mar-2009
          Ticker:
            ISIN:  EGS3C391C017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to reduce the Company capital with the            Mgmt          No Action
       amount of EGP 1,220,000 which equal the value
       of 122,000 shares of the Company's treasury
       stocks




--------------------------------------------------------------------------------------------------------------------------
 MITAC INTERNATIONAL CORP                                                                    Agenda Number:  701960507
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y60847103
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002315009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 542583 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the the 2008 business reports and financial       Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.2 per share

B.3    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.4    Approve to revise the procedures of endorsement,          Mgmt          For                            For
       guarantee and monetary loans

B.5    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MIZRAHI TEFAHOT BANK LTD                                                                    Agenda Number:  701650295
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9540S110
    Meeting Type:  AGM
    Meeting Date:  04-Aug-2008
          Ticker:
            ISIN:  IL0006954379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and the Directors'       Non-Voting    No vote
       report for the year 2007

2.1    Re-appoint Mr. Yaacov Perry as a Officiating              Mgmt          For                            For
       Director, the External Directors continue in
       office by provision of law

2.2    Re-appoint Mr. Yuly Ofer as a Officiating Director,       Mgmt          For                            For
       the External Directors continue in office by
       provision of law

2.3    Re-appoint Mr. Moshe Wertheim as a Officiating            Mgmt          For                            For
       Director, the External Directors continue in
       office by provision of law

2.4    Re-appoint Mr. Zvi Efrat as a Officiating Director,       Mgmt          For                            For
       the External Directors continue in office by
       provision of law

2.5    Re-appoint Mr. Yosef Bahat as a Officiating               Mgmt          For                            For
       Director, the External Directors continue in
       office by provision of law

2.6    Re-appoint Mr. Ron Gazit as a Officiating Director,       Mgmt          For                            For
       the External Directors continue in office by
       provision of law

2.7    Re-appoint Mr. Leora Ofer as a Officiating Director,      Mgmt          For                            For
       the External Directors continue in office by
       provision of law

2.8    Re-appoint Mr. Yossi Rosen as a Officiating               Mgmt          For                            For
       Director, the External Directors continue in
       office by provision of law

2.9    Re-appoint Mr. Abraham Shohat as a Officiating            Mgmt          For                            For
       Director, the External Directors continue in
       office by provision of law

2.10   Re-appoint Mr. Dov Mishor as a Officiating Director,      Mgmt          For                            For
       the External Directors continue in office by
       provision of law

3.     Re-appoint the Accountant-Auditors and receipt            Mgmt          For                            For
       of a report as to their fees in 2007

4.     Approve the payment of a bonus in the amount              Mgmt          For                            For
       of NIS 1.04 million to Mr. Yaacov Perry, Chairman
       of the Board, in respect of the results of
       the year 2007




--------------------------------------------------------------------------------------------------------------------------
 MIZRAHI TEFAHOT BANK LTD                                                                    Agenda Number:  701792497
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9540S110
    Meeting Type:  EGM
    Meeting Date:  11-Feb-2009
          Ticker:
            ISIN:  IL0006954379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve, subject to regulatory and third party            Mgmt          For                            For
       approval, the merger of Adanim Mortgage Bank
       into Mizrahi Tefahot Bank

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE, TIME AND MEETING TYPE. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 MIZRAHI TEFAHOT BANK LTD                                                                    Agenda Number:  701822000
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9540S110
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  IL0006954379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Approve the D and O insurance for the year commencing     Mgmt          For                            For
       01 APR 2009 in the amount of USD 75 Million
       for a premium of USD 486,200




--------------------------------------------------------------------------------------------------------------------------
 MIZRAHI TEFAHOT BANK LTD                                                                    Agenda Number:  701991691
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9540S110
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  IL0006954379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Discussion of the financial statements and Directors      Non-Voting    No vote
       report for the year 2008

2.1    Re-appoint Mr. Yaacov Perry as a Officiating              Mgmt          For                            For
       Director; 1 External Director continues in
       office by provision of Law

2.2    Re-appoint Mr. Moshe Wertheim as a Officiating            Mgmt          For                            For
       Director; 1 External Director continues in
       office by provision of Law

2.3    Re-appoint Mr. Zvi Efrat as a Officiating Director;       Mgmt          For                            For
       1 External Director continues in office by
       provision of Law

2.4    Re-appoint Mr. Ron Gazit as a Officiating Director;       Mgmt          For                            For
       1 External Director continues in office by
       provision of Law

2.5    Re-appoint Mr. Yosef Bahat as a Officiating               Mgmt          For                            For
       Director; 1 External Director continues in
       office by provision of Law

2.6    Re-appoint Mr. Liora Ofer as a Officiating Director;      Mgmt          For                            For
       1 External Director continues in office by
       provision of Law

2.7    Re-appoint Mr. Yossi Rosen as a Officiating               Mgmt          For                            For
       Director; 1 External Director continues in
       office by provision of Law

2.8    Re-appoint Mr. Abraham Shohat as a Officiating            Mgmt          For                            For
       Director; 1 External Director continues in
       office by provision of Law

2.9    Re-appoint Mr. Dov Mishor as a Officiating Director;      Mgmt          For                            For
       1 External Director continues in office by
       provision of Law

2.10   Re-appoint Mr. Mordechai Mayer as a Officiating           Mgmt          For                            For
       Director; 1 External Director continues in
       office by provision of Law

3.     Appoint Mr. Gideon Sitterman as an External               Mgmt          For                            For
       Director for a statutory 3 year period

4.     Re-appoint the Accountant-Auditors                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MMC CORPORATION BHD                                                                         Agenda Number:  701713186
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y60574103
    Meeting Type:  EGM
    Meeting Date:  15-Oct-2008
          Ticker:
            ISIN:  MYL2194OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company to carry out and proceed            Mgmt          For                            For
       with the conditional take-over offer to acquire:
       all the ordinary shares of MYR 1.00 each in
       Aliran Ihsan Resources Berhad and such number
       of new AIRB shares that may be issued and allotted
       prior to the close of the Proposed Offer pursuant
       to the conversion of any outstanding AIRB RCULS
       for a cash consideration of MYR 0.90 per AIRB
       share; and all the outstanding AIRB RCULS that
       have not been converted on or prior to the
       close of the Proposed Offer for a cash consideration
       of MYR 0.90 per AIRB RCULS; and authorize the
       Board of Directors of the Company to give full
       effect to the Proposed Offer and if applicable,
       any other acquisitions arising from and/or
       in connection with the Proposed Offer with
       full powers to approve, agree and assent to
       any conditions, variations, revaluations, modifications,
       and/or amendments in any manner as may be required/permitted by the relevant authorities or deemed necessary
       by the Board of Directors of the Company, to
       deal with all matters, incidental, ancillary
       to and/or relating thereto and take all such
       steps and do all acts and to execute or enter
       into all such agreements, arrangements, undertakings,
       indemnities, transfers, extensions, assignments,
       deeds, confirmations, declarations and/or guarantees
       with any party or parties, to deliver or cause
       to be delivered all such documents and to do
       all such acts and matters as they may consider
       necessary to implement, finalize and give full
       effect to and complete the Proposed Offer and
       if applicable, any other acquisitions arising
       from and/or in connection with the Proposed
       Offer




--------------------------------------------------------------------------------------------------------------------------
 MMC CORPORATION BHD                                                                         Agenda Number:  701834029
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y60574103
    Meeting Type:  EGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  MYL2194OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company, subject to the approval            Mgmt          For                            For
       of the relevant authorities, to acquire 2,000,000
       ordinary shares of MYR 1.00 each in SATS, representing
       the entire issued and paid-up share capital
       of SATS for a cash consideration of MYR 1.70
       billion from Semark Restu Sdn Bhd and Suria
       Kemboja Sdn Bhd [collectively, the Vendors]
       up on the terms and conditions as specified;
       authorize the Directors of the Company to give
       full effect to the proposed SATS acquisition
       with full powers to negotiate, approve, agree
       and/or assent to any conditions, variations,
       revaluations, modifications and/or amendments
       in any manner as may be required/permitted
       by the relevant authorities or deemed necessary
       by the Board, to deal with the matters, incidental,
       ancillary to and/or relating thereto, to take
       all such steps and to execute and deliver and/or
       cause to be executed and delivered the share
       purchase agreement and all such other agreements,
       arrangements, undertakings, indemnities, transfers,
       extensions, assignments, deeds, confirmations,
       declarations and/or guaranteed to any party
       or parties and to do all such acts and matters
       as they may consider necessary to implement,
       finalize, and give full effect to the complete
       the proposed SATS acquisition




--------------------------------------------------------------------------------------------------------------------------
 MMC CORPORATION BHD                                                                         Agenda Number:  701932483
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y60574103
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  MYL2194OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the YE 31 DEC 2008 and the Directors' and Auditors'
       report thereon

2.     Approve and declare the final single tier dividend        Mgmt          For                            For
       of 2.5 sen per share for the YE 31 DEC 2008
       payable on 26 JUN 2009 to the members of the
       Company registered at the close of business
       on 05 JUN 2009

3.     Re-elect Mr. Encik Ooi Teik Huat as a Director            Mgmt          For                            For
       of the Company, who retire pursuant to Article
       85 of the Company's Articles of Association
       after the last AGM

4.A    Re-elect Dato' Wira Syed Abdul Jabbar Syed Hassan         Mgmt          For                            For
       as a Director of the Company, who retire in
       accordance with Article 78 of the Company's
       Articles of Association

4.B    Re-elect Tan Sri Dato' Ir. [Dr.] Wan Abdul Rahman         Mgmt          For                            For
       Wan Yaacob as a Director of the Company, who
       retire in accordance with Article 78 of the
       Company's Articles of Association

5.     Appoint Dato' Abdullah Mohd Yusof, as a Director          Mgmt          For                            For
       of the Company, pursuant to Section 129(6)
       of the Act, until the conclusion of the next
       AGM

6.     Approve the Directors' fees of MYR 518,253 for            Mgmt          For                            For
       the YE 31 DEC 2008

7.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company, until the conclusion of the
       next AGM and their remuneration be fixed by
       the Board

8.     Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       Section 132D of the Act of the Company at any
       time until the conclusion of the next AGM of
       the Company upon such terms and conditions
       and for such purposes as the Board of Directors
       may, in its absolute discretion deem fit, provided
       that the aggregate number of shares to be issued
       does not exceed 10% of the issued and paid-up
       capital of the Company at the time of issue
       and to obtain the approval of Bursa Malaysia
       Securities Berhad [''Bursa Securities''] for
       the listing of and quotation for the additional
       shares and other relevant approvals, as may
       be necessary

9.     Approve the payment of Directors' fees not exceeding      Mgmt          For                            For
       MYR 700,000 for each FY commencing from the
       FYE 31 DEC 2009




--------------------------------------------------------------------------------------------------------------------------
 MOBILE TELESYSTEMS OJSC                                                                     Agenda Number:  701993710
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5430T109
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  RU0007775219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the order of the meeting                          Mgmt          For                            For

2.     Approve the annual report, balance sheet, profit          Mgmt          For                            For
       and loss statement for the year 2008  approval
       of profit and loss distribution and payment
       of dividends for the year 2008 at RUB 20.15
       per ordinary share

3.     Elect the Board of Directors                              Mgmt          For                            For

4.     Elect the Audit Commission                                Mgmt          For                            For

5.     Approve the External Auditor                              Mgmt          For                            For

6.     Approve the new edition of the charter of the             Mgmt          For                            For
       Company

7.     Approve the new edition of the provision on               Mgmt          For                            For
       the order of the Board of Directors

8.     Approve the new edition of the provision on               Mgmt          For                            For
       the order of the Management Board

9.     Approve the new edition of the provision on               Mgmt          For                            For
       the remuneration and compensation to be paid
       to the members of the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 MOBILE TELESYSTEMS OJSC, MOSCOW                                                             Agenda Number:  701663165
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5430T109
    Meeting Type:  EGM
    Meeting Date:  03-Oct-2008
          Ticker:
            ISIN:  RU0007775219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the order of EGM                                  Mgmt          For                            For

2.     Approve the early termination of power of the             Mgmt          For                            For
       Board of Directors

3.     Elect the new Board of Directors                          Mgmt          For                            For

4.     Approve the new edition of the regulation on              Mgmt          For                            For
       the Board of Directors

5.     Approve the new edition of the regulation on              Mgmt          For                            For
       the Managing Board

6.     Approve the editions and the amendments to the            Mgmt          For                            For
       Company Charter




--------------------------------------------------------------------------------------------------------------------------
 MOL MAGYAR OLAJ- ES GAZIPARI RT                                                             Agenda Number:  701890558
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5462R112
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  HU0000068952
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 547161 DUE TO SPLITTING OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       23 APR 2009 AT 12:00 P.M. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. PLEASE
       BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
       UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

       PLEASE BE ADVISED THAT COMPLETION OF SPECIAL              Non-Voting    No Action
       FORMS ARE REQUIRED FOR THIS MEETING BY THE
       ISSUER. SHAREHOLDERS ARE REQUIRED TO COMPLETE
       A POA AND A DECLARATION FORM. YOU CAN FIND
       THE DECLARATION FORM AT THE FOLLOWING URL;
       http://ww3.ics.adp.com/wilco_data/559000/dir558289/saF1F1.pdf.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO OBTAIN THE POA FOR THIS MEETING. THANK YOU.

1.a    Approve the consolidated financial statements             Mgmt          No Action
       of MOL Group prepared based on Chapter 10 of
       the Hungarian Accounting Act, in accordance
       with IFRS and the related Auditor's report
       with total assets of HUF 2,916 billion and
       profit attributable to equity holders of HUF
       141 billion and the annual report of MOL Plc
       prepared in accordance with Hungarian Accounting
       Standards and the related Auditor's report
       with total assets of HUF 2,595 billion, net
       income for the period of HUF [223] billion
       and tied-up reserve of HUF 131 billion

1.b    Approve to pay no dividend in 2009 connected              Mgmt          No Action
       to the YE 31 DEC 2008 and the total net income
       shall be booked as retained earnings

1.c    Approve the Corporate Governance report, based            Mgmt          No Action
       on the Corporate Governance recommendations
       of the Budapest Stock Exchange

2.     Elect Ernst & Young Konyvvizsgalo Kft. [1132              Mgmt          No Action
       Budapest, Vaci ut 20.], namely Judit Szilagyi
       [Registration Number: MKVK-001368], substituted
       in case of hindrance by Zsuzsanna Bartha [Registration
       Number: MKVK-005268], to be the Independent
       Auditor of MOL Plc for the year 2009, until
       the AGM closing the year but latest 30 APR
       2010; the audit fee for MOL Plc for 2009 to
       be HUF 77.81 million plus VAT; approve the
       specified material elements of the contract
       with the Auditor

3.     Approve, under Article 12.12 of the Articles              Mgmt          No Action
       of Association, the work of the Board of Directors
       performed in the 2008 business year and grant
       waiver to the Board of Directors under Section
       30(5) of the Companies Act

4.     Authorize the Board of Directors of the Company           Mgmt          No Action
       to acquire treasury shares-simultaneously setting
       aside the Resolution 8 of the 23 APR 2008 AGM-pursuant
       to the specified terms and conditions

5.a    Elect Dr. Sandor Csanyi as a Member of the Board          Mgmt          No Action
       of Directors from 29 APR 2009 until 29 APR
       2014

5.b    Elect Dr. Miklos Dobak as a Member of the Board           Mgmt          No Action
       of Directors from 29 APR 2009 until 29 APR
       2014

6.a    Approve to dismiss Janos Major from its position          Mgmt          No Action
       as an Employee Member of the Supervisory Board
       from 01 MAY 2009

6.b    Elect Mr. Jozsef Kohan as an Employee Member              Mgmt          No Action
       of the Supervisory Board from 01 MAY 2009 to
       11 OCT 2012

7.     Approve the amended Charter of the Supervisory            Mgmt          No Action
       Board in accordance with the verbal proposal

8.     Approve to repeal its Resolution 25 decided               Mgmt          No Action
       on 27 APR 2006 on the principles and framework
       of the long term incentive program of Managers
       of MOL, as from the 2009 business year, on
       the stipulation that the repeal does not effect
       the call-option of the Managers acquired between
       01 JAN 2006 and 31 DEC 2008 and to be exercised
       between 01 JAN 2009 and 31 DEC 2013; ratify
       the specified principles and framework of the
       long term incentive program of Managers; authorize
       the Board of Directors to determine the details
       of the long term incentive system o Managers,
       and operating it in respect of Managers, upon
       which it will inform the general meeting through
       the annual report

9.a    Amend Article 7.2b of the Articles of Association         Mgmt          No Action
       as specified

9.b    Amend Article 8.5 of the Articles of Association          Mgmt          No Action
       as specified

9.c    Amend Article 8.6 of the Articles of Association          Mgmt          No Action
       as specified

9.d    Amend Article 10.1.1 of the Articles of Association       Mgmt          No Action
       as specified

9.e    Amend Article 12.2.b of the Articles of Association       Mgmt          No Action
       as specified

9.f    Amend Article 12.2.h of the Articles of Association       Mgmt          No Action
       as specified

9.g    Amend Article 12.2.i of the Articles of Association       Mgmt          No Action
       as specified

9.h    Amend Article 12.2.l of the Articles of Association       Mgmt          No Action
       as specified

9.i    Amend Article 12.2.o of the Articles of Association       Mgmt          No Action
       as specified

9.j    Amend Article 12.3 of the Articles of Association         Mgmt          No Action
       as specified

9.k    Amend Article 12.4 of the Articles of Association         Mgmt          No Action
       as specified

9.l    Amend Article 13.4 of the Articles of Association         Mgmt          No Action
       as specified

9.m    Amend Article 15.2.n of the Articles of Association       Mgmt          No Action
       as specified

9.n    Amend Article 15.4 of the Articles of Association         Mgmt          No Action
       as specified

9.o    Amend Article 15.5 of the Articles of Association         Mgmt          No Action
       as specified

9.p    Authorize the Board of Directors to increase              Mgmt          No Action
       the share capital according to the Article
       17.d of the Articles of Association to be amended

9.q    Approve to pass a decision, accordingly authorize         Mgmt          No Action
       the Board of Directors to increase the share
       capital until 23 APR 2014, in compliance with
       the specified conditions defined in Article
       17.d of the Articles of Association and amend
       Article 17.d of the Articles of Association
       as specified

9.r    Amend Article 17.e of the Articles of Association         Mgmt          No Action
       as specified

9.s    Approve the cancellation of Point d of Article            Mgmt          No Action
       22.3 of the Articles of Association as specified

9.t    Approve to cancel 27.d of the Articles of Association     Mgmt          No Action
       as specified

10.    Acknowledge the notice of the presented Auditor           Mgmt          No Action
       reports




--------------------------------------------------------------------------------------------------------------------------
 MOLINOS RIO DE LA PLATA SA MOLI                                                             Agenda Number:  701675021
--------------------------------------------------------------------------------------------------------------------------
        Security:  P68925133
    Meeting Type:  EGM
    Meeting Date:  22-Aug-2008
          Ticker:
            ISIN:  ARP689251337
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       22 AUG 2008 AT 1100 HRS. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. PLEASE
       BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
       UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

1.     Approve the designation of 2 shareholders and             Mgmt          No Action
       sign the meeting minutes

2.     Elect full member of the Board of Directors               Mgmt          No Action
       to fill the vacant position

3.     Grant authority for the realization of the necessary      Mgmt          No Action
       steps and presentations to obtain the corresponding
       registrations




--------------------------------------------------------------------------------------------------------------------------
 MOLINOS RIO DE LA PLATA SA MOLI                                                             Agenda Number:  701746224
--------------------------------------------------------------------------------------------------------------------------
        Security:  P68925133
    Meeting Type:  EGM
    Meeting Date:  12-Nov-2008
          Ticker:
            ISIN:  ARP689251337
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the designation of 2 shareholders and             Mgmt          No Action
       sign the meeting minutes

2.     Approve the reduction of the share capital by             Mgmt          No Action
       cancellation of 25,000,000 of our own shares
       currently in portfolio, of which 24,975,668
       are Class B and 24,334 are Class A, which is
       to say a reduction form ARS 250,380,112 to
       ARS 225,380,112

3.     Grant authority for the carrying out of the               Mgmt          No Action
       necessary steps and presentations to obtain
       the corresponding registration




--------------------------------------------------------------------------------------------------------------------------
 MOLINOS RIO DE LA PLATA SA MOLI                                                             Agenda Number:  701777952
--------------------------------------------------------------------------------------------------------------------------
        Security:  P68925133
    Meeting Type:  EGM
    Meeting Date:  18-Dec-2008
          Ticker:
            ISIN:  ARP689251337
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       18 DEC 2008 AT 16:30HS. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. PLEASE
       BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
       UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Approve the designation of 2 shareholders and             Mgmt          No Action
       sign the minutes of the meeting

2.     Approve to consider that which was done by the            Mgmt          No Action
       Board of Directors in relation to the acquisition
       of the Company's own shares through the carrying
       out planned public tender offers announced
       dated 26 SEP 2008, and 30 OCT 2008, respectively,
       and with the interim dividend and distribution
       of treasury shares dated 18 NOV 2008

3.     Approve the payment of dividends on the basis             Mgmt          No Action
       of the profits realized by the Company resulting
       from its operations to 31 DEC 2007, which were
       allocated to the unallocated results account
       by resolution of the AGM of shareholders held
       before the date of this meeting, to be paid
       in cash by the amount of ARS 140,000,000, granting
       to those shareholders who desire, the right
       to chose to receive Class B shares in the Company
       in portfolio, in the quantity that results
       in the proportion to be decided by the general
       meeting for that purpose

4.     Approve the allocation of the Class A shares              Mgmt          No Action
       of the Company in portfolio, all of them with
       a nominal value of ARS 1 each and 5 votes per
       share

5.     Approve a maximum aggregate amount of USD 150,000,000     Mgmt          No Action
       [or its equivalent in other currencies] [the
       maximum aggregate amount] for the issuance
       of negotiable bonds in accordance with the
       provisions of Law Number 23576, amended By
       Law Number 23962, and other regulations that
       are or could be applicable in the future, that
       may be issued as simple negotiable bonds, convertible
       into shares or not, for short, medium or long-term,
       subordinated or not, with or without guarantee,
       to be denominated in ARS, USD or in any other
       currency, being able to use the mentioned maximum
       aggregate amount indistinctly to (i) create
       one or several global negotiable bond issuance
       programs and/or (ii) issue classes and/or series
       of individual negotiable bonds outside the
       context of the single or several new global
       issuance programs that may be created

6.     Approve: i) the delegation to the Board of Directors      Mgmt          No Action
       of the decisions on the use of the maximum
       aggregate amount, including the broadest powers
       to order the use of the mentioned maximum aggregate
       amount and the creation of one or more programs
       for the issuance and/or in the issuance of
       classes and/or individual series outside the
       issuance programs, and all the terms and conditions
       of the negotiable bond issuances that are issued
       individually or later to be created one or
       more global programs, including but without
       being limited to, the terms and general and
       particular conditions, the amount [always within
       the maximum aggregate amount set by this general
       meeting], the allocation to give the funds
       that are obtained as a result of the placement
       of the negotiable bonds to be issued, at the
       issue period, the subordination or not, the
       interest rate, the maturity period, the price,
       the currency, the manner of placement, and
       if by public or private offer and payment conditions,
       the possibility of requesting authorization
       for the issuance and for the public offer of
       the negotiable bonds in the republic of Argentina
       and/or abroad, the negotiation of the negotiable
       bonds in markets in the country or abroad and
       any other modality that at the discretion of
       the Board of Directors decides to set, the
       payment conditions of the negotiable bonds,
       the possibility that the negotiable bonds be
       of a portfolio or book-entry character, or
       be issued under the form of a global certificate,
       and any other term and condition that is not
       expressly determined by this general meeting,
       and ii) the authorization to the Board of Directors
       to (a) carry out before the bodies that include
       all of the acts to obtain the authorizations
       that are necessary for the creation of one
       or more issuance programs and/or the issuance
       of shares and/or individual series that are
       outside the issuance programs, (b) if relevant,
       negotiate with Caja De Valores S.A., or the
       entity that is established in addition to the
       corresponding price, of the terms and conditions
       [including the determination of the fees for
       its services] for the purpose that it act as
       payment and/or registration agent, and later
       as depositary of the global certificate, (c)
       contract independent and separate risk classifiers
       for the purpose of classifying the issuance
       programs and/or the classes and/or individual
       series to be issued outside or within the mentioned
       issuance programs, and (d) delegate to one
       or more Members of the Board of Directors or
       Managers of the Company the exercise of the
       powers mentioned in item (i) above, as well
       as in items (a), (b) and (c) above, and the
       carrying out of all acts necessary for these
       purposes

7.     Grant authority to carry out the steps and measures       Mgmt          No Action
       necessary with relation to the resolutions
       passed by this meeting




--------------------------------------------------------------------------------------------------------------------------
 MOLINOS RIO DE LA PLATA SA MOLI                                                             Agenda Number:  701856873
--------------------------------------------------------------------------------------------------------------------------
        Security:  P68925125
    Meeting Type:  OGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  ARP689251253
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       23 APR 2009 AT 12:00. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO
       ADVISED THAT YOUR SHARES WILL BE BLOCKED UNTIL
       THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

1.     Approve the designation of 2 shareholders to              Mgmt          No Action
       sign the meeting minutes

2.     Receive the report from the Board of Directors,           Mgmt          No Action
       the balance sheet, the income statement, the
       statement of the evolution of the net worth,
       the cash flow statement, the inventory, notes,
       attachments, consolidated financial statements,
       report from the oversight committee and report
       from the Auditor regarding the financial statements
       for the 79th FY, which ended on 31 DEC 2008,
       the additional information in accordance with
       the terms of Article 68 of the Buenos Aires
       stock exchange listing regulations and the
       informative summary required by the rules of
       the national securities commission, consideration
       of the allocation of the results from the FY
       and approval of the payment of the interim
       dividend and distribution of shares in portfolio
       made as a result of the resolution of the Board
       of Directors passed at its meeting of 18 NOV
       2008, payment of dividends on the basis of
       the profit made by the Company allocated to
       the unallocated results account to be paid
       in the total amount of ARS 240,900.000 and
       consideration of the allocation of the class
       a and b shares of the Company in portfolio,
       approve of the term in office of the Board
       of Directors and of the Oversight Committee

3.     Approve the remuneration of the Oversight Committee       Mgmt          No Action
       and of the Outside Auditor

4.     Approve the remuneration of the Board of Directors        Mgmt          No Action
       for the FYE 31 DEC 2008, authorize the Board
       of Directors for the interim payment of compensation
       to  the members of the Board of Directors until
       the general meeting that considers the next
       financial statements

5.     Approve to determine the number of full and               Mgmt          No Action
       alternate members of the Board of Directors
       to fill the corresponding vacant positions,
       Election of full and alternate members of the
       oversight committee

6.     Approve the designation of the Outside Auditor            Mgmt          No Action
       and his or her alternate who will give  his
       or her opinion on the financial statements
       for the FY that began on 01 JAN 2009, and determination
       of his or her compensation

7.     Approve the budget allocation for the functioning         Mgmt          No Action
       of the audit committee

8.     Approve the specified documentation relative              Mgmt          No Action
       to the merger of the Company, Grupo Estrella
       S.A. ('GESA') and Virgilio Manera S.A.I.C.
       Y F. ('Manera') through the absorption of the
       latter 2 by the Company, in accordance with
       the terms of Article 82, ET. sequence, of the
       Commercial Companies Law 19550, as amended,
       ('CCL') and Article 77, ET sequence, of the
       income tax Law 20628, as amended (I) the special
       financial statements of the Company to 30 NOV
       2008, the consolidated merger balance sheet
       of the Company, Manera and GESA to 30 NOV 2008,
       and the reports that the oversight committee
       and Auditor of the Company prepared regarding
       the mentioned financial documents, prepared
       in accordance with that which is provided for
       in Article 83, line 1, item b, of the CCL,
       (ii) the pre-merger agreement signed by the
       Company, Manera and GESA on 10 JUN 2008, and
       amended on 22 DEC 2008, and 20 FEB 2009, and
       (iii) the merger prospectus presented and approved
       by the National Securities Commission

9.     Grant authority for the signing, in the name              Mgmt          No Action
       and representation of the Company, of the definitive
       merger agreement relative to the merger of
       the Company with GESA and Manera

10.    Approve to increase of the capital from ARS               Mgmt          No Action
       250,380.112 to the amount of ARS 250,448.539
       through the issuance of 68, 427 common, book-entry,
       class 'b' shares of the Company, with a par
       value of ARS 1 each and with the right to 1
       vote per share, to be delivered in exchange
       to the shareholders of GESA as a result of
       the merger by absorption of said Company, request
       for the inclusion of the capital increase in
       the system for public offering and stock exchange
       listing of securities, delegation to the Board
       of Directors of the formalization of the exchange

11.    Grant authority to take the steps and make the            Mgmt          No Action
       presentations necessary to obtain the corresponding
       registrations




--------------------------------------------------------------------------------------------------------------------------
 MOLINOS RIO DE LA PLATA SA MOLI                                                             Agenda Number:  701854982
--------------------------------------------------------------------------------------------------------------------------
        Security:  P68925133
    Meeting Type:  OGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  ARP689251337
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       23 APR 2009 AT 12:00. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO
       ADVISED THAT YOUR SHARES WILL BE BLOCKED UNTIL
       THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

1.     Approve the designation of 2 shareholders and             Mgmt          No Action
       sign the meeting minutes

2.     Approve the report from the Board of Director's,          Mgmt          No Action
       the balance sheet, the income statement, the
       statement of the evolution of the net worth,
       the cash flow statement, the inventory, notes,
       attachments, consolidated financial statements,
       report from the oversight committee and report
       from the auditor regarding the financial statements
       for the 79th FYE 31 DEC 2008, the additional
       information in accordance with the terms of
       Article 68 of the Buenos Aires stock exchange
       listing regulations and the informative summary
       required by the Rules of the National Securities
       Commission, the allocation of the results from
       the FY and the payment of the interim dividend
       and distribution of shares in portfolio made
       as a result of the resolution of the Board
       of Directors passed at its meeting of 18 NOV
       2008, payment of dividends on the basis of
       the profit made by the Company allocated to
       the unallocated results' account to be paid
       in the total amount of ARS 240,900,000 and
       the allocation of the class A and B shares
       of the Company in portfolio, the term in office
       of the Board of Directors and of the oversight
       committee

3.     Approve the remuneration of the oversight committee       Mgmt          No Action
       and the outside Auditor

4.     Approve the remuneration of the Board of Directors        Mgmt          No Action
       for the FYE 31 DEC 2008 and authorize the Board
       of Directors for the interim payment of compensation
       to the members of the Board of Directors until
       the general meeting that considers the next
       financial statements

5.     Approve to determine the number of full and               Mgmt          No Action
       alternate members of the Board of Directors
       to fill the corresponding vacant positions
       and elect full and alternate members of the
       oversight committee

6.     Approve the designation of the outside auditor            Mgmt          No Action
       and his or her alternate who will give his
       or her opinion on the financial statements
       for the FY that began on 01 JAN 2009 and determine
       his or her compensation

7.     Approve the budget allocation for the functioning         Mgmt          No Action
       of the Audit Committee

8.     Approve the documentation relative to the merger          Mgmt          No Action
       of the Company, Grupo Estrella S.A. [GESA]
       and Virgilio Manera S.A.I.C.Y F. [Manera] through
       the absorption of the latter two by the Company,
       in accordance with the terms of Article 82,
       et Sequence of the Commercial Companies Law
       19550, as amended, [CCL] and Article 77, ET
       Sequence of the Income Tax Law 20628, as amended
       i) the special financial statements of the
       Company to 30 NOV 2008, the consolidated merger
       balance sheet of the Company, Manera and GESA
       to 30 NOV 2008, and the reports that the oversight
       committee and auditor of the Company prepared
       regarding the mentioned financial documents,
       prepared in accordance with that which is provided
       for in Article 83, line 1, item B, of the CCL;
       ii) the pre-merger agreement signed by the
       Company, Manera and GESA on 10 JUN 2008 and
       amended on 22 DEC 2008 and 20 FEB 2009 and
       iii) the merger prospectus presented and approved
       by the National Securities Commission

9.     Grant authority to sign in the name and representation    Mgmt          No Action
       of the Company, of the definitive merger agreement
       relative to the merger of the Company with
       GESA and Manera

10.    Approve to increase the capital from ARS 250,380,112      Mgmt          No Action
       to the amount of ARS 250,448,539, through the
       issuance of 68,427 common, book-entry, Class
       B shares of the Company, with a par value of
       ARS 1 each and with the right to one vote per
       share, to be delivered in exchange to the shareholders
       of GESA as a result of the merger by absorption
       of said Company, request for the inclusion
       of the capital increase in the system for public
       offering and stock exchange listing of securities,
       authorize the Board of Directors of the formalization
       of the exchange

11.    Grant authority to take the steps and make the            Mgmt          No Action
       presentations necessary to obtain the corresponding
       registrations




--------------------------------------------------------------------------------------------------------------------------
 MONDI LTD                                                                                   Agenda Number:  701868830
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5274K103
    Meeting Type:  AGM
    Meeting Date:  07-May-2009
          Ticker:
            ISIN:  ZAE000097051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Elect Mr. Andrew King as a Director                       Mgmt          For                            For

O.2    Re-elect Mr. Imogen Mkhize as a Director                  Mgmt          For                            For

O.3    Re-elect Mr. Peter Oswald as a Director                   Mgmt          For                            For

O.4    Re-elect Sir John Parker as a Director                    Mgmt          For                            For

O.5    Receive the report and accounts                           Mgmt          For                            For

O.6    Approve the remuneration report                           Mgmt          For                            For

O.7    Declare a final dividend                                  Mgmt          For                            For

O.8    Re-appoint the Auditors                                   Mgmt          For                            For

O.9    Authorize the Audit Committee to determine the            Mgmt          For                            For
       Auditors' remuneration

O.10   Approve to place 5% of issued ordinary shares             Mgmt          For                            For
       of Mondi Limited under the control of the Directors
       of Mondi Limited

O.11   Approve to place 5% of issued special converting          Mgmt          For                            For
       shares of Mondi Limited under the control of
       the Directors of Mondi Limited

O.12   Authorize the Directors to allot and ordinary             Mgmt          For                            For
       issue shares of Mondi Limited for cash

S.13   Authorize the Mondi Limited to purchase its               Mgmt          For                            For
       own shares

O.14   Receive the reports and accounts                          Mgmt          For                            For

O.15   Approve the remuneration report                           Mgmt          For                            For

O.16   Declare a final dividend                                  Mgmt          For                            For

O.17   Re-appoint the Auditors                                   Mgmt          For                            For

O.18   Authorize the Directors to determine the Auditors         Mgmt          For                            For
       remuneration

O.19   Authorize the Directors to allot relevant securities      Mgmt          For                            For

S.20   Authorize the Directors to display pre-emption            Mgmt          For                            For
       rights

S.21   Authorize the Mondi Plc to purchase its own               Mgmt          For                            For
       shares

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MOSEL VITELIC INC                                                                           Agenda Number:  701977603
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6139V105
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002342003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    The establishment for the rules of the board              Non-Voting    No vote
       meeting

A.5    The status of deficit which exceeds half of               Non-Voting    No vote
       paid-in capital

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve the capital reduction to offset deficit           Mgmt          For                            For

B.4    Approve the capital injection by issuing new              Mgmt          For                            For
       shares or global depositary receipt

B.5    Approve the capital injection by issuing new              Mgmt          For                            For
       shares via private placement

B.6    Approve to revise the Articles of incorporation           Mgmt          For                            For

B.7    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement, and guarantee

B.8    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MOSER BAER INDIA LTD                                                                        Agenda Number:  701663305
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y61392117
    Meeting Type:  AGM
    Meeting Date:  23-Jul-2008
          Ticker:
            ISIN:  INE739A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, profit and loss account
       for the YE on that date and the reports of
       the Directors and Auditors thereon

2.     Declare dividend on Equity Shares of the Company          Mgmt          For                            For

3.     Re-appoint Mr. Arun Bharat Ram as a Director,             Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Bernard Gallus as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Re-appoint M/s. PriceWaterhouse, Chartered Accountants    Mgmt          For                            For
       as the Statutory Auditors of the Company to
       hold office from the conclusion of this AGM
       until the conclusion of the AGM; and that they
       may be paid the remuneration which may be decided
       by the Board of Directors/ a Committee of the
       Board of Directors of the Company

S.6    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board, which
       term shall include any duly constituted Committees
       thereof], in partial modification of the resolution
       passed by the shareholders in this regard and
       in accordance with the provisions of Section
       81(1A) and other applicable provisions, if
       any, of the Companies Act, 1956 [including
       any statutory modification or re-enactment
       thereof for the time being in force and in
       accordance with SEBI [Employee Stock Option
       Scheme and Employees Stock Purchase Scheme]
       Guidelines, 1999 [SEBI (ESOS and ESPS) Guidelines,
       1999] in force], to issue under the Employees
       Stock Option Scheme of the Company, which plan
       is approved, such number of Equity Shares in
       the Company within the aggregate limit of 6,930,063
       Equity Shares [4,400,000 original options and
       1,530,063 bonus stock options], as may be decided
       by the Board, to its employees and Directors
       [other than Promoter Directors] whether in
       India or abroad, whether they are shareholders
       of the Company or not, at such price and other
       terms and conditions as the Board may in its
       absolute discretion thinks fit keeping in view
       the requirements of SEBI [ESOS and ESPS] Guidelines,
       1999 in force; and authorize the Board for
       the purpose of giving effect to this resolution,
       to do all such acts, deeds, matters and things,
       as it may in its absolute discretion consider
       necessary, proper or desirable and to settle
       any question, difficulty or doubt that may
       arise in regard to the offer/issue, allotment
       and utilization of the proceeds of issue of
       the shares and further to do all such acts,
       deeds, matters and things and to finalize and
       execute all such deeds, documents and writings
       as it may consider necessary, desirable or
       expedient

S.7    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board, which
       term shall include any duly constituted Committees
       thereof], in partial modification of the resolution
       passed by the shareholders in this regard and
       in accordance with the provisions of Section
       81(1A) and other applicable provisions, if
       any, of the Companies Act, 1956 [including
       any statutory modification or re-enactment
       thereof for the time being in force and in
       accordance with SEBI [Employee Stock Option
       Scheme and Employees Stock Purchase Scheme]
       Guidelines, 1999 [SEBI (ESOS and ESPS) Guidelines,
       1999] in force], to issue under the Employees'
       Stock Option Scheme of the Company, which plan
       is approved, such number of Equity Shares in
       the Company within the aggregate limit of 6,930,063
       Equity Shares [4,400,000 original options and
       1,530,063 bonus stock options], as referred
       in Resolution Number 6, as may be decided by
       the Board, to employees and Directors [other
       than Promoter Directors] of subsidiary Companies
       [whether Indian subsidiary or foreign subsidiary
       of the Company (hereinafter referred to as
       subsidiaries)] whether in India or abroad,
       whether they are shareholders of the Company
       or not, at such price and other terms and conditions
       as the Board may, in its absolute discretion
       thinks fit keeping in view the requirements
       of SEBI [ESOS and ESPS] Guidelines, 1999 in
       force; and authorize the Board, for the purpose
       of giving effect to this resolution, to do
       all such acts, deeds, matters and things, as
       it may in its absolute discretion consider
       necessary, proper or desirable and to settle
       any question, difficulty or doubt that may
       arise in regard to the offer/issue, allotment
       and utilization of the proceeds of issue of
       the shares and further to do all such acts,
       deeds, matters and things and to finalize and
       execute all such deeds, documents and writings
       as it may consider necessary, desirable or
       expedient




--------------------------------------------------------------------------------------------------------------------------
 MOSER BAER INDIA LTD                                                                        Agenda Number:  701653102
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y61392117
    Meeting Type:  OTH
    Meeting Date:  25-Jul-2008
          Ticker:
            ISIN:  INE739A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [Board], pursuant to Section 293(1)(a) of the
       Companies Act, 1956 (Companies Act) and other
       applicable provisions, if any, of the Companies
       Act, and the Articles of Association of the
       Company and subject to such other approvals
       and permissions, if any, as may be required,
       to transfer, sell and dispose off its entertainment
       division business as a going concern on a slump
       sale basis to Moser Baer Entertainment Limited
       for a lump sum consideration upto INR 2500
       million on such terms and conditions and with
       effect from such date and in such manner as
       may be decided by the Board; authorize the
       Board, on behalf of the Company, to do or cause
       to be done all such acts, deeds, things and
       matters, as may be necessary, and also incidental
       thereto to give effect to this resolution which
       include, to finalize, sign and/or execute any
       document(s)/agreement(s), other deeds or writings,
       and affixing the common seal of the Company
       on such paper/s, as may be necessary, as per
       the provisions of the Articles of Association
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 MOSER BAER INDIA LTD                                                                        Agenda Number:  701771708
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y61392117
    Meeting Type:  OTH
    Meeting Date:  12-Dec-2008
          Ticker:
            ISIN:  INE739A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Amend the Main Objects Clause of the Memorandum           Mgmt          For                            For
       of Association of the Company, pursuant to
       the provisions of Section 17 of the Companies
       Act 1956, by introducing Clause number 5 and
       6 as specified




--------------------------------------------------------------------------------------------------------------------------
 MOSTOSTAL WARSZAWA S A                                                                      Agenda Number:  701916819
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5586F101
    Meeting Type:  OGM
    Meeting Date:  12-May-2009
          Ticker:
            ISIN:  PLMSTWS00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and elect the Chairman             Mgmt          No Action

2.     Approve the stating if the meeting has been               Mgmt          No Action
       convened in conformity of regulations and assuming
       its capability to pass valid resolutions

3.     Elect the Voting Commission                               Mgmt          No Action

4.     Approve the Company's report on activity in               Mgmt          No Action
       2008, financial statement for 2008, on capital
       Group's activity in 2008, consolidated financial
       statement for 2008

5.     Approve the Supervisory Board's report as well            Mgmt          No Action
       as the Supervisory Board's review of its activity
       in 2008

6.     Grant discharge to the Management Board and               Mgmt          No Action
       the Supervisory Board for 2008

7.     Approve the allocation of profits for 2008                Mgmt          No Action

8.     Approve the changes to the Company's statute              Mgmt          No Action

9.     Authorize the Supervisory Board to prepare and            Mgmt          No Action
       approve the uniform Company statute's text

10.    Approve the resolution on accepting by the Company        Mgmt          No Action
       the IAS and IFRS regarding the individual financial
       statements

11.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 MOSTOSTAL ZABRZE-HOLDING S.A.                                                               Agenda Number:  701730283
--------------------------------------------------------------------------------------------------------------------------
        Security:  X55876100
    Meeting Type:  EGM
    Meeting Date:  04-Nov-2008
          Ticker:
            ISIN:  PLMSTZB00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the Meeting's Chairman                            Mgmt          No Action

3.     Approve the statement of the Meeting's legal              Mgmt          No Action
       validity

4.     Appoint the Scrutiny Commission                           Mgmt          No Action

5.     Approve the agenda                                        Mgmt          No Action

6.     Approve the conversion of issue of VII Series             Mgmt          No Action
       B registered shares into the ordinary shares

7.     Amend the statute text                                    Mgmt          No Action

8.     Approve the uniform statute text                          Mgmt          No Action

9.     Approve the changes to the Rules of the Company's         Mgmt          No Action
       Supervisory Board

10.    Approve the Merger of Mostostal Zabrze SA with            Mgmt          No Action
       its subsidiary Company

11.    Approve the presentation of the report and the            Mgmt          No Action
       Rules of the incentive programme for the Management
       Board of the Company

12.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 MOSTOSTAL ZABRZE-HOLDING S.A.                                                               Agenda Number:  701999089
--------------------------------------------------------------------------------------------------------------------------
        Security:  X55876100
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  PLMSTZB00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

4.     Elect the Voting Commission                               Mgmt          No Action

5.     Approve the agenda                                        Mgmt          No Action

6.A    Approve the financial statement and the Management        Mgmt          No Action
       Boards report on the Company's activity in
       2008

6.B    Approve the Supervisory Boards report on its              Mgmt          No Action
       activity in 2008

7.     Approve the allocation of profits for 2008                Mgmt          No Action

8.     Approve the consolidated financial statement              Mgmt          No Action
       and the Management Boards report on the capital
       groups activity in 2008

9.     Grant discharge to the Supervisory and the Management     Mgmt          No Action
       Board for 2008

10.    Amend the Company's Statute                               Mgmt          No Action

11.    Adopt to establish uniform text of the Statute            Mgmt          No Action

12.    Amend the general meetings regulations                    Mgmt          No Action

13.    Amend the Supervisory Board's regulations                 Mgmt          No Action

14.    Elect the Supervisory Board for 2008                      Mgmt          No Action

15.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 MOSTOSTAL-EXPORT S.A.                                                                       Agenda Number:  702002128
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5584Y102
    Meeting Type:  OGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  PLMSTEX00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to check the validity of the meeting              Mgmt          No Action
       and its ability to adopt valid resolutions

4.     Elect the Vote Counting Commission                        Mgmt          No Action

5.     Approve the agenda                                        Mgmt          No Action

6.     Approve the financial statement for 2008 and              Mgmt          No Action
       the Management Board's report on Company's
       activity for 2008 and motion on allocation
       of profits for 2008

7.     Approve the consolidated financial statement              Mgmt          No Action
       for 2008 and the Management Board's report
       on capital Group's activity for 2008

8.     Approve the Supervisory Board's report on own             Mgmt          No Action
       activity in 2008

9.     Discussion                                                Mgmt          No Action

10.    Approve the financial statement for 2008                  Mgmt          No Action

11.    Approve the Management Board's report on Company's        Mgmt          No Action
       activity in 2008

12.    Approve the distribution of profits for 2008              Mgmt          No Action

13.    Approve the consolidated financial statement              Mgmt          No Action
       for 2008

14.    Approve the Management Board's report on capital          Mgmt          No Action
       Group's activity in 2008

15.    Grant discharge to the Management Board                   Mgmt          No Action

16.    Grant discharge to the Supervisory Board                  Mgmt          No Action

17.    Elect the Company's President                             Mgmt          No Action

18.    Amend the Articles of Association                         Mgmt          No Action

19.    Amend the regulations of the GMS                          Mgmt          No Action

20.    Amend the regulations of the Supervisory Board            Mgmt          No Action

21.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 MOTECH INDS INC                                                                             Agenda Number:  701963224
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y61397108
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0006244007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of investment in people's Republic             Non-Voting    No vote
       of China

A.4    The revision to the rules of the Board meeting            Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 3 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus and shareholders dividend
       proposed stock dividend: 200 for 1,000 shares
       held

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 MPHASIS LTD                                                                                 Agenda Number:  701653784
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6144V108
    Meeting Type:  AGM
    Meeting Date:  25-Jul-2008
          Ticker:
            ISIN:  INE356A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2008 and the profit and
       loss account for the YE on that date and the
       report of the Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Dr. Jose De La Torre, as a Director,           Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Joseph Eazor, as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Jeroen Tas, as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Appoint M/s. BSR & Co., Chartered Accountants,            Mgmt          For                            For
       who retire at the conclusion of this AGM, as
       the Statutory Auditors of the Company till
       the conclusion of the next AGM at a remuneration
       to be fixed by the Board of Directors and billed
       progressively

7.     Appoint, Mr. Michael Koehler, as a Director               Mgmt          For                            For
       of the Company, liable to retire by rotation

8.     Appoint Mr. Michael Coomer, as a Director of              Mgmt          For                            For
       the Company, liable to retire by rotation

9.     Appoint Mr. Jim Bridges, as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation

10.    Appoint Mr. Jeya Kumar, as a Director of the              Mgmt          For                            For
       Company, liable to retire by rotation

11.    Approve, in accordance with the provisions of             Mgmt          For                            For
       Section 198, 269, 309, 310, 311 and other applicable
       provisions if any read with Schedule XIII of
       the Companies Act, 1956, including any statutory
       modifications or re-enactment thereof, for
       the time being in force, subject to the approvals
       of the Central Government, the terms and conditions
       of appointment of Mr. Jeya Kumar as the Chief
       Executive Officer and Whole Time Director as
       specified and authorize the Board of Directors
       of the Company to do all such acts, deeds and
       things as are incidental thereto or as may
       be deemed necessary or desirable or to settle
       any question or difficulty that may arise in
       such manner as it may deem fit without further
       reference to the Company in general meeting




--------------------------------------------------------------------------------------------------------------------------
 MPHASIS LTD                                                                                 Agenda Number:  701794732
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6144V108
    Meeting Type:  AGM
    Meeting Date:  28-Jan-2009
          Ticker:
            ISIN:  INE356A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 OCT 2008 and the profit and
       loss account for the period ended on that date
       and the reports of the Directors and the Auditors
       thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. Nawshir Mirza as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. D.S. Brar as a Director, who               Mgmt          For                            For
       retires by rotation

5.     Re-appoint Ms. Vinita Bali as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Appoint M/s. S. R. Batliboi & Co., Chartered              Mgmt          For                            For
       Accountants, as the Statutory Auditors of the
       Company till the conclusion of the next AGM
       at a remuneration to be fixed by the Board
       of Directors and billed progressively

7.     Appoint Mr. Anthony Glasby as a Director of               Mgmt          For                            For
       the Company, whose terms of office as an additional
       Director, pursuant to Section 260 of the Companies
       Act, 1956, expires at this AGM and in respect
       of whom the Company has received a notice under
       Section 257 of the Companies Act, 1956 proposing
       his candidature for the office of Director,
       whose period of office shall be liable for
       retirement by rotation

8.     Appoint Mr. Andreas Mattes as a Director of               Mgmt          For                            For
       the Company, whose term of office as an Additional
       Director, pursuant to Section 260 of the Companies
       Act, 1956, expires at this AGM and in respect
       of whom the Company has received a notice under
       Section 257 of the Companies Act, 1956 proposing
       his candidature for the office of Director,
       whose period of office shall be liable for
       retirement by rotation

9.     Authorize the Company, pursuant to Clause 49              Mgmt          For                            For
       of the Listing Agreement with Stock Exchanges
       and subject to the resolution dated 14 SEP
       2007 passed by the shareholders, for the payment
       of remuneration by way of commission of INR
       20,00,000 per annum to Ms. Vinita Bali, Director
       of the Company with effect from 01 NOV 2008




--------------------------------------------------------------------------------------------------------------------------
 MR. PRICE GROUP LIMITED                                                                     Agenda Number:  701654003
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5256M101
    Meeting Type:  AGM
    Meeting Date:  29-Aug-2008
          Ticker:
            ISIN:  ZAE000026951
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O.1  Receive the annual financial statements for               Mgmt          For                            For
       the YE 31 MAR 2008

2.O.2  Re-elect Mr. S.A. Ellis as a Director of the              Mgmt          For                            For
       Company, who retires in terms of Clause 116
       of the Company's Articles of Association

3.O.3  Re-elect Mr. K. Getz as a Director of the Company,        Mgmt          For                            For
       who retires in terms of Clause 116 of the Company's
       Articles of Association

4.O.4  Re-elect Mr. S. Van Niekerk as a Director of              Mgmt          For                            For
       the Company, who retires in terms of Clause
       116 of the Company's Articles of Association

5.O.5  Re-elect Mr. W.R. Jardine as a Director of the            Mgmt          For                            For
       Company, who retires in terms of Clause 110
       of the Company's Articles of Association

6.O.6  Re-elect Mr. N.G. Payne as a Director of the              Mgmt          For                            For
       Company, who retires in terms of Clause 110
       of the Company's Articles of Association

7.O.7  Re-elect Mr. M.J.D. Ruck as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Clause 110
       of the Company's Articles of Association

8.O.8  Approve the annual remuneration of each Non-Executive     Mgmt          For                            For
       Director of the Company, with effect from 01
       APR 2008, as follows: joint Chairman of the
       Company ZAR 350,000; Director of the Company
       ZAR 150,000; Chairman of the audit risk and
       compliance committee ZAR 139,700; Member of
       the Audit, risk and Compliance Committee ZAR
       91,000; Chairman of the remuneration committee:
       ZAR 60,000; Member of the remuneration committee
       ZAR 40,000; Chairman of the nominations committee
       ZAR 34,300; Member of the nominations committee
       ZAR 23,600

9.O9A  Amend Mr. Price General Staff Share Scheme Rules          Mgmt          For                            For

9.O9B  Amend Mr. Price Senior Management Share Scheme            Mgmt          For                            For
       Rules

9.O9C  Amend Mr. Price Executive Share Scheme Rules              Mgmt          For                            For

9.O9D  Amend Mr. Price Executive Director Share Scheme           Mgmt          For                            For
       Rules

10O10  Amend Clause 18(b) of Mr. Price Group Employees           Mgmt          For                            For
       Share Investment Trust as specified

11O11  Amend Mr. Price Partners Share Trust Deed and             Mgmt          For                            For
       Scheme Rules as specified

12.S1  Approve as a general approval contemplated in             Mgmt          For                            For
       Section 85(2) and 85(3) of the Companies Act,
       the acquisition by the Company and/or any consolidated
       entity of the Company of issued shares from
       time to time of the Company, upon such terms
       and conditions and in such amounts as the Directors
       of the Company may from time to time determine,
       but always subject to the approval to the extent
       required of the provisions of the Companies
       Act, the Articles of Association of the Company
       and the Listings Requirements of the JSE, when
       applicable, and any other relevant authority,
       it being recorded that the current Listings
       Requirements of the JSE provide that the company
       may make a general repurchase of securities,
       provided that: the general repurchase of securities
       will be effected through the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement between
       the company and the counter party; in determining
       the price at which the company's ordinary shares
       are acquired by the company in terms of this
       general authority, the maximum premium at which
       such ordinary shares may be acquired will be
       10% of the weighted average of the market price
       at which such ordinary shares are traded on
       the JSE, as determined over the five trading
       days immediately preceding the date of the
       repurchase of such ordinary shares by the company;
       the acquisition of ordinary shares in aggregate
       in anyone financial year does not exceed 20%
       of the company's issued ordinary share capital
       as at the beginning of the financial year;
       after such repurchase the company will still
       comply with the JSE listings Requirements concerning
       shareholder spread requirements; the company
       or consolidated entity are not repurchasing
       securities during a prohibited period as defined
       in paragraph 3.67 of the JSE Listings Requirements
       unless they have in place a repurchase programme
       where the dates and quantities of securities
       to be traded during the relevant period are
       fixed (not subject to any variation) and full
       details of the programme have been disclosed
       in an announcement on SENS prior to the commencement
       of the prohibited period; when the company
       has cumulatively repurchased 3% of the initial
       number of the relevant c\ass of securities,
       and for each 3% in aggregate of the initial
       number of that class acquired thereafter, an
       announcement will be made; and the company
       will only appoint one agent to effect any repurchase(s)
       on its behalf; [Authority expires the earlier
       of the conclusion of next AGM or 15 Months]

       Other business                                            Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MRV ENGENHARIA PARTICIPACOES SA                                                             Agenda Number:  701862232
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6986W107
    Meeting Type:  EGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  BRMRVEACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve, the carrying out of the second issuance          Mgmt          For                            For
       of debentures, in the total amount of BRL 100,000,000.00
       to be offered publicly in a limited distribution,
       without registration of the offering with the
       securities commission, in accordance with the
       terms of securities commission instruction
       number 476, of 2009 debentures, outside of
       the first program of distribution of the debentures
       of the Company, with (i) collateral guarantee,
       represented by a deed of trust in certain real
       properties belonging to the company, (ii)amortization
       in equal, quarterly installments, from the
       12th inclusive from the issuance date, (iii)maturity
       of two years, counted from the issuance date,(iv)income
       equivalent to the interbank deposit rate, plus
       a spread of 3.70 per cent a year, to be paid
       quarterly, (v) payment in Brazilian currency,
       and(vi)other conditions that are normal f or
       this type of transaction, in accordance with
       securities commission instruction 400

2.     Grant authority Executives to undertake debenture         Mgmt          For                            For
       issuance

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ADDITIONAL INFORMATION IN RESOLUTION 1.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 MRV ENGENHARIA PARTICIPACOES SA                                                             Agenda Number:  701876279
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6986W107
    Meeting Type:  MIX
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  BRMRVEACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to accept financial statements and statutory      Mgmt          For                            For
       reports for FYE 31 DEC 2008

2.     Approve to allot net income for the year to               Mgmt          For                            For
       the recognition of legal reserve; as dividends;
       and to the bylaws reserve called investments
       reserve pursuant to Article 33 paragraph f
       of the Company's bylaws, which will be used
       to finance the additional investments in fixed
       and working capital , as well as the expansion
       of the operations of the Company and/or its
       subsidiaries and associates

3.     Re-elect Messrs. Rubens Menin Teixeira De Souza,          Mgmt          For                            For
       Marcos Alberto Cabaleiro Fernandez, Marco Aurelio
       De Vasconcelos Cancado, Robert Charles Gibbins,
       Roberto Miranda De Lima, Levi Henrique, and
       Fernando Henrique Da Fonseca as the Board of
       Director, for unified terms of 2 years, which
       will be extended to the next AGM

4.     Re-elect Messrs. Rubens Menin Teixeira De Souza,          Mgmt          For                            For
       Leonardo Guimaraes Correa, Eduardo Barreto,
       Homero Aguiar Paiva, Jose Adib Tome Simao,
       Hudson Goncalves Andrade, and Junia Maria De
       Sousa Lima Galvao Company Executive Committee,
       for the unified terms of 2 years, which will
       be extended to the next annual shareholders
       meeting that approves the balance sheet of
       fiscal year 2011

5.     Approve the remuneration of Executive Officers            Mgmt          For                            For
       and Non-Executive Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF DIRECTOR NAMES. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MRV ENGENHARIA PARTICIPACOES SA                                                             Agenda Number:  701989406
--------------------------------------------------------------------------------------------------------------------------
        Security:  P6986W107
    Meeting Type:  EGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  BRMRVEACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       VOTES IN FAVOR 'AND' AGAINST IN THE SAME AGENDA           Non-Voting    No vote
       ITEM ARE NOT ALLOWED. ONLY VOTES IN FAVOR AND/OR
       ABSTAIN OR AGAINST AND/ OR ABSTAIN ARE ALLOWED.

A.     Amend the main part of Article 5 of the Bylaws,           Mgmt          For                            For
       to update the capital amount and the number
       of shares issued by the Company, in accordance
       with the capital increase that has taken place
       with the limit of the authorized capital, to
       meet the requirements of the Stock Option Plan

B.     Amend the Article 6 of the bylaws to, increase            Mgmt          For                            For
       the limit within which the Company is authorized
       to increase the share capital, independent
       of Bylaws amendments and by decision of bylaws
       amendments and by decision of the Board of
       Directors, from BRL 2,000,000,000.00 to BRL
       3,000,000,000.00; to make explicit, in paragraph
       2 that the decision regarding the issuance
       of warrants can be made by resolution of the
       Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 MTN GROUP LTD                                                                               Agenda Number:  701891029
--------------------------------------------------------------------------------------------------------------------------
        Security:  S8039R108
    Meeting Type:  OGM
    Meeting Date:  05-May-2009
          Ticker:
            ISIN:  ZAE000042164
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Approve that, subject to this resolution being            Mgmt          For                            For
       passed in accordance with the Listings Requirements
       of the JSE Limited [Listings Requirements],
       the entry into and, subject to the passing
       and registration [if applicable] of Resolution
       S.1, S.2, O.2 and O.3, which are proposed hereafter,
       implementation by the Company of the following
       agreements tabled at the General Meeting and
       the transactions described therein are approved:
       the B Preference Shares Acquisition Agreement
       concluded between the Company and the Government
       Employees Pension Fund [GEPI on 26 MAR 2009
       [B Preference Acquisition Agreement] pursuant
       to which, inter alia, the Company will acquire
       the 214,300 cumulative redeemable "B" preference
       shares [B Redeemable Preference] and the 1
       redeemable "B" participating preference share
       [B Participating Preference] [collectively
       hereinafter referred to as the "B Preference]
       held by GFPF in the issued share capital of
       Newshelf 664 [Proprietary] Limited through
       the issue of 111,469,352 ordinary shares of
       0,01 cents in the issued share capital of MTN
       [MTN Shares] and the payment in cash of ZAR
       387,099,065 [plus interest] to Public Investment
       Corporation Limited PIC] in its capacity as
       duly authorized agent of the GEPP; the B Preference
       Shares Redemption Agreement concluded between
       the Company and Newshelf on 26 MAR 2009 [B
       Preference Redemption Agreement] pursuant to
       which, inter a Newshelf will redeem the B Preference;
       the Newshelf Acquisition Agreement concluded
       between the Company, GEPF and Newshelf on 26
       MAR 2009 [Newshelf Acquisition Agreement] pursuant
       to which, inter alia, the Company will acquire
       an option to purchase for ZAR 1,00 the entire
       issued ordinary share capital of Newshelf
       from the trustees of the Alpine Trust [AT]
       [Option], the Company will exercise the Option
       and the Company will settle the outstanding
       obligations of Newehelf to GEPF under the Bridging
       Facility Agreement concluded between GEPF,
       Newshelf and at on 31 AUG 2007 [as amended]
       in part for cash and in part through the issue
       of 102,397,546 MTN Shares to PIC in its capacity
       as duly authorized agent of GEPF; the MTN Share
       Repurchase Agreement concluded between the
       Company and Newshelf on26 MAR 2009 [Repurchase
       Agreement] pursuant to which, inter ails, the
       Company will repurchase 243,500,011 MTN Shares
       from Newshelf in part from share capital and
       premium and in past from profits available
       for distribution; and the Implementation Agreement
       concluded between the Company, Newshelf, GEPF
       and at on 26 MAR 2009 [Implementation Agreement]
       pursuant to which inter alia the implementation
       of the B Preference Acquisition Agreement,
       B Preference Redemption Agreement, Newshelf
       Acquisition Agreement and Repurchase Agreement
       are regulated and the Option is exercised by
       MTN, [the B Preference Acquisition Agreement,
       the B Preference Redemption Agreement, the
       Newshelf Equity Acquisition Agreement, the
       Repurchase Agreement and the Implementation
       Agreement being the Transaction Agreements]

S.1    Approve that, subject to this resolution being            Mgmt          For                            For
       passed in accordance with the Listings Requirements
       and the passing and registration [if applicable]
       of Resolution O.1, S.2, O.2 and O.3,and authorize
       the Board of Directors of the Company, as a
       specific authority, to purchase, in part from
       share capital and premium [in an aggregate
       amount of ZAR 381,966,783] and in part from
       profits available for distribution, the 243,500,011
       MTN Shares held by Newshelf pursuant to, and
       on the terms and conditions of, the Repurchase
       Agreement [read with the Implementation Agreement]
       and in accordance with section 95 of the Companies
       Act, [Act 61 of 1973], 1973, as amended [Companies
       Act] and the relevant provisions of the Listings
       Requirements

S.2    Approve that, in terms of Section 38[2A][b]               Mgmt          For                            For
       of the Companies Act, and subject to this resolution
       being passed in accordance with the Listings
       Requirements and to the passing and registration
       [if applicable] of Resolution O.1, S.1, O.2
       and O.3, the Company hereby sanctions, to the
       extent required, any financial assistance given
       or construed to be given by the Company to
       Newshelf in respect of the transactions set
       out in the Transaction Agreements

O.2    Approve that, subject to this resolution being            Mgmt          For                            For
       passed in accordance with the provisions of
       the Listings Requirements, and subject to the
       passing and registration [if applicable] of
       Resolution O.1, S.1, S.2 and O.3, 213,866,898
       MTN Shares be and are placed under the control
       of the Directors to allot and issue for cash
       to PIC pursuant to, and on the terms and conditions
       of, the B Preference Acquisition Agreement
       and the Newshelf Acquisition Agreement

O.3    Approve that, subject to this resolution being            Mgmt          For                            For
       passed in accordance with the Listings Requirements
       and to the passing and registration [if applicable]
       of Resolution O.1, S.1, S.2 and O.2, and authorize
       any 1 Director of the Company, on behalf of
       the Company, to do or cause all such things
       to be done, to sign all such documentation
       as may be necessary to give effect to and implement
       all of the resolutions contained in this notice
       of general meeting, as well as all the transactions
       described in Resolution O.1

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MTN GROUP LTD                                                                               Agenda Number:  701989951
--------------------------------------------------------------------------------------------------------------------------
        Security:  S8039R108
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2009
          Ticker:
            ISIN:  ZAE000042164
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and statutory            Mgmt          For                            For
       reports for YE 31 DEC 2008

2.     Re-elect Mr. RS Dabengwa as a Director                    Mgmt          For                            For

3.     Re-elect Mr. AT Mikati as a Director                      Mgmt          For                            For

4.     Re-elect Mr. MJN Njeke as a Director                      Mgmt          For                            For

5.     Re-elect Mr. J Van Rooyen as a Director                   Mgmt          For                            For

6.     Approve the remuneration of Non Executive Directors       Mgmt          For                            For

7.     Approve to place authorized but unissued shares           Mgmt          For                            For
       under control of the Directors up to 10% of
       Issued Capital

S.8    Grant authority to the repurchase of up to 10%            Mgmt          For                            For
       of Issued Share Capital

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF RESOLUTIONS. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MUHIBBAH ENGINEERING BHD                                                                    Agenda Number:  701979556
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6151L100
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  MYL5703OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008 and the reports of the
       Directors and the Auditors thereon

2.     Approve the first and final dividend of 5% less           Mgmt          For                            For
       25% income tax in respect of the FYE 31 DEC
       2008

3.     Re-elect Mr. Mac Ngan Boon @ Mac Yin Boon as              Mgmt          For                            For
       a Director, who retire pursuant to the Article
       79 of the Company's Articles of Association

4.     Re-elect Dato' Seri Raja Ahmad Zainuddin Bin              Mgmt          For                            For
       Raja Haji Omar as a Director, who retire pursuant
       to the Article 79 of the Company's Articles
       of Association

5.     Re-elect Mr. Vice Admiral Dato' Seri Ahmad Ramli          Mgmt          For                            For
       Bin Haji Mohd Nor [Rtd] as a Director, who
       retire pursuant to the Article 79 of the Company's
       Articles of Association

6.     Re-appoint Mr. Tuan Haji Mohamed Taib bin Ibrahim         Mgmt          For                            For
       as a Director of the Company, in accordance
       with Section 129[6] of the Companies Act, 1965,
       who retires pursuant to Section 129[2] of the
       Companies Act, 1965 and to hold office until
       the conclusion of the next AGM

7.     Re-appoint Messrs. KPMG as the Auditors of the            Mgmt          For                            For
       Company for the ensuing year and authorize
       the Directors to fix their remuneration

8.     Authorize the Company, subject to the requirements        Mgmt          For                            For
       of the Listing Requirements of Bursa Malaysia
       Securities Berhad [Bursa Securities], Companies
       Act, 1965 [the Act], and the Articles of Association
       of the Company, to purchase such number of
       ordinary shares of MYR 0.50 each in the Company
       through Bursa Securities, as may be determined
       by the Directors of the Company from time to
       time upon such terms and conditions as the
       Directors may deem fit and expedient in the
       interest of the Company provided that: i) the
       aggregate number of ordinary shares purchased
       and/or held by the Company as treasury shares
       shall not exceed 10% of the issued and paid-up
       ordinary share capital of the Company at any
       point in time; ii) the funds allocated by the
       Company for the Proposed Share Buy-Back shall
       not exceed the aggregate retained profits and
       share premium accounts of the Company; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required to be held pursuant to
       Section 143(1) of the Act [but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Act]]; and authorize
       the Directors of the Company to deal with the
       shares purchased in the following manner: a)
       cancel all the shares so purchased; and/or
       b) retain the shares so purchased as treasury
       shares, for distribution as share dividends
       to the shareholders and/or resell on the market
       of Bursa Securities; and/or c) retain part
       thereof as treasury shares and cancel the remainder
       and to give effect to the proposed share buy-back
       with full power to assent to any modifications
       and/or amendments as may be required by the
       relevant authorities

9.     Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       subject always to the Listing Requirements
       of Bursa Securities, to enter into recurrent
       related party transactions of a revenue or
       trading nature with the related parties as
       set out in 2.1.1 of the Circular to Shareholders
       [Circular] dated 29 MAY 2009 provided that
       such transactions are undertaken in the ordinary
       course of business, at arms length basis and
       on normal commercial terms which are not more
       favorable to the related parties than those
       generally available to the public and are not
       detrimental to the interests of the minority
       shareholders of the Company; to enter into
       additional recurrent related party transactions
       of a revenue or trading nature with the related
       parties as specified in 2.1.1 of the Circular
       dated 29 MAY 2009; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company required to be
       held pursuant to Section 143[1] of the Act
       [but shall not extend to such extension as
       may be allowed pursuant to Section 143[2] of
       the Act]] and authorize the Directors of the
       Company to take all steps and to do all such
       acts and deeds as they may consider expedient
       or necessary to give effect to the mandates

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MULTI PURPOSE HOLDINGS BHD MPH                                                              Agenda Number:  701741856
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y61831106
    Meeting Type:  EGM
    Meeting Date:  12-Nov-2008
          Ticker:
            ISIN:  MYL3859OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that, subject to the approvals being              Mgmt          For                            For
       obtained from the Securities Commission [SC]
       and all other relevant authorities [if any],
       the shareholdings of CMSB and persons acting
       in concert with CMSB, namely Dato' Surin Upatkoon,
       Dato' Lim Tiong Chin, Datin Suwini Bingei,
       Mr. Maythini Upatkoon, Mr. Krian Upatkoon,
       Mr. Lvevei Upatkoon and Caterine Limited [collectively
       known as the PAC] to increase, either collectively
       and/or individually, to more than 33% and thereafter
       to increase by more than 2% in any 6 month
       period as a result of a reduction of the voting
       shares of the Company arising from the purchase
       by MPHB of its own shares under the authority
       to the Company to purchase and/or hold MPHB
       shares of up to 10% of the issued and paid-up
       share capital of the Company, which was approved
       by the shareholders of the Company at the AGM
       held on 19 JUN 2008 [Share Buy-Back Renewal]
       without having to undertake any mandatory offer
       that could arise pursuant to the provisions
       of the Malaysian Code on Take-overs and Mergers,
       1998 [code] to acquire the remaining MPHB shares
       not already held by CMSB and the PAC in conjunction
       with an application by CMSB and the PAC to
       the SC under Practice Note 2.9.10 of the code,
       as amended from time to time; authorize the
       Directors of the Company to take such steps
       as are necessary or expedient to implement,
       finalize or to give full effect to the proposed
       2.9.10 Exemption with full power to assent
       to any conditions, modifications, variations
       and/or amendments as may be imposed and/or
       permitted by the relevant authorities and to
       deal with all matters relating thereto and/or
       to do all such acts and things as the Directors
       may deem fit and expedient in the best interest
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 MULTI PURPOSE HOLDINGS BHD MPH                                                              Agenda Number:  701974443
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y61831106
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  MYL3859OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the report of the Directors and the               Non-Voting    No vote
       audited financial statements for the YE 31
       DEC 2008 together with the report of the Auditors
       thereon

1.     Declare a final dividend consisting of 5 sen              Mgmt          For                            For
       gross per share less income tax of 25%, in
       respect of the YE 31 DEC 2008

2.     Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 560,000 in respect of the YE 31 DEC 2008

3.     Re-elect Dato' Surin Upatkoon as a Director,              Mgmt          For                            For
       who retires in accordance with the Article
       81 of the Company's Articles of Association

4.     Re-elect Dato' Wong Puan Wah as a Director,               Mgmt          For                            For
       who retires in accordance with the Article
       81 of the Company's Articles of Association

5.     Re-appoint Datuk Razman Md. Hashim as a Director          Mgmt          For                            For
       of the Company to hold office until the conclusion
       of the next AGM of the Company pursuant to
       Section 129(6) of the Companies Act, 1965

6.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company and authorize the Directors
       to fix the remuneration

7.     Authorize the Directors, subject always to the            Mgmt          For                            For
       Companies Act, 1965, the Articles of Association
       of the Company and the approvals of the relevant
       governmental and/or regulatory authorities,
       pursuant to Section 132D of the Companies Act,
       1965, to issue shares in the Company from time
       to time and upon such terms and conditions
       and for such purposes as the Directors may
       deem fit provided that the aggregate number
       of shares issued pursuant to this resolution
       does not exceed 10% of the total issued and
       paid-up share capital of the Company; [Authority
       expires at the conclusion of the next AGM of
       the Company]

8.     Approve, subject always to the Companies Act,             Mgmt          For                            For
       1965, Memorandum and Articles of Association,
       the listing requirements of the Bursa Malaysia
       Securities Berhad [Bursa Malaysia], to renew
       the Company's mandate granted by the shareholders
       of the Company at the thirty-second AGM of
       the Company held on 19 JUN 2008, authorizing
       the Company to purchase and/or hold as treasury
       shares from time to time and at any time such
       amount of ordinary shares of MYR 1.00 each
       in the Company as may be determined by the
       Directors of the Company from time to time
       through Bursa Malaysia upon such terms and
       conditions as the Directors may deem fit and
       expedient in the interest of the Company [Proposed
       Share Buy-Back] provided that: a) the maximum
       number of shares which may be purchased and/or
       held as treasury shares by the Company at any
       point of time pursuant to the Proposed Share
       Buy-Back shall not exceed 10% of the total
       issued and paid-up share capital of the Company
       provided always that in the event that the
       Company ceases to hold all or any part of such
       shares as a result of, amongst others, cancellation
       of shares, sale of shares on the open market
       of the Bursa Malaysia or distribution of treasury
       shares to shareholders as dividend, the Company
       shall be entitled to further purchase and/or
       hold such additional number of shares as shall,
       in aggregate with the shares then still held
       by the Company, not exceed 10% of the total
       issued and paid-up share capital of the Company
       for the time being quoted on the Bursa Securities;
       and b) the maximum amount of funds to be allocated
       by the Company pursuant to the Proposed Share
       Buy-Back shall not exceed the sum of share
       premium account of the Company as at 31 DEC
       2008, the audited share premium account of
       the Company is MYR 844.475 million and MYR
       803.211 million respectively; and authorize
       the Directors to decide in their discretion
       to deal in any of the following manners the
       shares in the Company purchased by the Company
       pursuant to the Proposed Share Buy-Back: i)
       to cancel the shares purchased; and/or ii)
       to retain the shares purchased as treasury
       shares, to be either distributed as share dividends
       to the shareholders and/or re-sold on the open
       market of the Bursa Malaysia and/or subsequently
       cancelled; and/or iii) a combination of i)
       and ii); [Authority expires the earlier of
       the conclusion of the next AGM or the expiry
       of the period within which the next AGM is
       required by law to be held]; and to take all
       such steps as are necessary or expedient or
       to give effect to the Proposed Share Buy-Back

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MUMIAS SUGAR COMPANY LIMITED                                                                Agenda Number:  701769981
--------------------------------------------------------------------------------------------------------------------------
        Security:  V6556X108
    Meeting Type:  AGM
    Meeting Date:  05-Dec-2008
          Ticker:
            ISIN:  KE0000000372
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to confirm the minutes of 7th AGM                 Mgmt          For                            For

2.     Receive the financial statements                          Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the Directors remuneration                        Mgmt          For                            For

5.     Approve the Auditors                                      Mgmt          For                            For

6.     Approve the payment of final dividend                     Mgmt          For                            For

7.     Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MUNDRA PORT AND SPECIAL ECONOMIC ZONE LTD, AHMEDABAD                                        Agenda Number:  701691176
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y61448109
    Meeting Type:  AGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  INE742F01034
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and the profit and loss account
       for the YE on that date and the reports of
       the Directors and Auditors thereon

2.     Declare a dividend on preference shares                   Mgmt          For                            For

3.     Declare a dividend on equity shares                       Mgmt          For                            For

4.     Re-appoint Mr. K.N. Venkatasubramanian as a               Mgmt          For                            For
       Director, who retires by rotation

5.     Re-appoint Mr. S. Venkiteswaran as a Director,            Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Mr. S.K. Tuteja as a Director, who             Mgmt          For                            For
       retires by rotation

7.     Appoint the Auditors to hold office from conclusion       Mgmt          For                            For
       of this AGM until the conclusion of the next
       AGM of the Company and approve to fix their
       remuneration

8.     Appoint Mr. D.T. Joseph as a Director of the              Mgmt          For                            For
       Company, who retires by rotation

9.     Appoint Mr. Rajeeva Ranjan Sinha as a Whole               Mgmt          For                            For
       Time Director of the Company, who retires by
       rotation

10.    Authorize the Company, in accordance with the             Mgmt          For                            For
       provisions of Section 198, 269, 309, 310 and
       other applicable provisions of the Companies
       Act, 1956 [including any statutory modification
       or re-enactment thereof for the time being
       in force] and subject to the limits specified
       in schedule XIII of the Companies Act, 1956,
       the variation in the terms and conditions of
       remuneration payable to Mr. Ameet H. Desai,
       Executive Director of the Company with effect
       from 01 APR 2008 for the remainder of the tenure
       as an Executive Director on the terms and conditions
       including remuneration, as set out in the agreement
       entered into between the Company and Mr. Ameet
       H. Desai, Executive Director of the Company;
       authorize the Board [hereinafter referred to
       as the the Board which term shall be deemed
       to include the Remuneration Committee constituted
       by the Board] to increase, alter and/or vary
       the remuneration and perquisites including
       the monetary value thereof as may be permitted
       or authorized in accordance with the provisions
       of the Companies Act, 1956, for the time being
       in force, provided however, that the remuneration
       payable to Mr. Ameet H. Desai shall be within
       the limits as prescribed in schedule XIII of
       the Companies Act, 1956; approve, notwithstanding
       anything contained to the contrary in the Companies
       Act, 1956 wherein in any FY Company has no
       profits or inadequate profit; Mr. Ameet H.
       Desai will be paid minimum remuneration within
       the ceiling limits prescribed under schedule
       XIII of the Companies Act, 1956 or any modification
       or re-enactment thereof; authorize the Board
       of Directors or Committee thereof to do such
       acts, deeds and things as may be deemed expedient
       to give effect to the above resolution

11.    Authorize the Company, in accordance with the             Mgmt          For                            For
       provisions of Sections 198, 269, 309, 310 and
       other applicable provisions of the Companies
       Act, 1956 [including any statutory modification
       or re-enactment thereof for the time being
       in force] and subject to the limits specified
       in schedule XIII of the Companies Act, 1956,
       the variation in the terms and conditions of
       remuneration payable to Mr. Rajeeva Ranjan
       Sinha, Whole Time Director of the Company with
       effect from 01 APR 2008 for the remainder of
       the tenure as an Whole Time Director on the
       terms and conditions including remuneration
       as set out in the explanatory statement annexed
       herewith; authorize the Board [hereinafter
       referred to as the the Board which term shall
       be deemed to include the Remuneration Committee
       constituted by the Board] to increase, alter
       and/or vary the remuneration and perquisites
       including the monetary value thereof as may
       be permitted or authorized in accordance with
       the provisions of the Companies Act, 1956,
       for the time being in force, provided however,
       that the remuneration payable to Mr. Rajeeva
       Ranjan Sinha shall be within the limits as
       prescribed in schedule XIII of the Companies
       Act, 1956; approve, notwithstanding anything
       contained to the contrary in the Companies
       Act, 1956 wherein in any FY Company has no
       profits or inadequate profit; Mr. Rajeeva Ranjan
       Sinha will be paid minimum remuneration within
       the ceiling limits prescribed under schedule
       XIII of the Companies Act, 1956 or any modification
       or re-enactment thereof; authorize the Board
       of Directors or Committee thereof to do such
       acts, deeds and things as may be deemed expedient
       to five effect to the above resolution

12.    Authorize the Members of the Company, pursuant            Mgmt          For                            For
       to the provisions of Section 61 and other applicable
       provisions of the laws, rules and regulations
       for the time being in force, to amend interim
       use of funds pending utilization and the utilization
       of the proceeds, arising out of the issue of
       equity shares allotted pursuant to the prospectus
       dated 14 NOV 2007, [the Prospectus] filed by
       the Company with the Registrar of the Companies,
       Gujarat, Dadra and Nagar Haveli, as specified;
       approve, subject to, the Board of Directors
       or Committee of the Board will have flexibility
       in deploying in the net proceeds received by
       the Company from the issue and to determine
       the particular composition and schedule of
       deployment of the investment based on the progress
       of the development of the projects; authorize
       the Board of Directors or Committee of the
       Board to invest the funds, pending utilization
       for the purpose as described in the prospectus,
       in principal protected fund, derivative linked
       debt instrument, other fixed and variable instrument,
       index based debt instrument, rated and unrated
       debenture and bonds and any other interest
       bearing instruments over and above instruments
       as stated in the prospectus including deleting,
       adding, amending or in any way varying the
       terms of any object[s] specified in the prospectus;
       approve, the activity of land and site development
       under the object of the issue Construction
       and development of basic infrastructure and
       the allied facilities in the proposed SEZ at
       Mundra shall inter alia include acquisition
       of land from time to time as per the requirement
       of the project; authorize the Board of Directors
       or Committee thereof to do all such necessary
       acts and execute such deeds, documents and
       papers as may be necessary and deem fit to
       give effect to aforesaid resolution

S.13   Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in supercession of the earlier resolution passed
       at the EGM held on 16 OCT 2007 and pursuant
       to Section 293[1][e] and other applicable provisions,
       if any, of the Companies Act, 1956, [including
       any statutory modification[s] or re-enactment
       thereof, for the time being in force], to contribute
       to charitable and other funds not directly
       relating to the business of the Company or
       the welfare of its employees, any amount the
       aggregate of which in any FY does not exceed
       INR 30 crores or 5% of the Company's average
       net profits computed as determined in accordance
       with the provisions of Section 349 & 350 of
       the Companies Act, 1956, during the three financial
       years immediately preceding, whichever is greater;
       authorize the Board of Directors or Committee
       thereof to do such acts, deeds and things as
       may be deemed expedient to give effect to the
       above resolution




--------------------------------------------------------------------------------------------------------------------------
 MURRAY & ROBERTS HOLDINGS LTD                                                               Agenda Number:  701722349
--------------------------------------------------------------------------------------------------------------------------
        Security:  S52800133
    Meeting Type:  AGM
    Meeting Date:  28-Oct-2008
          Ticker:
            ISIN:  ZAE000073441
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements and statutory       Mgmt          For                            For
       reports for YE 30 JUN 2008

2.1    Elect Mr. David Barber as a Director                      Mgmt          For                            For

2.2    Elect Mr. Brian Bruce as a Director                       Mgmt          For                            For

2.3    Elect Mr. SJ Flanangan as a Director                      Mgmt          For                            For

2.4    Elect Ms. IN Mkhize as a Director                         Mgmt          For                            For

2.5    Elect Mr. Roger Rees as a Director                        Mgmt          For                            For

2.6    Elect Mr. RT Vice as a Director                           Mgmt          For                            For

3.     Re-appoint the Deloitte and Touche as External            Mgmt          For                            For
       Auditors; and authorize the Board to fix their
       remuneration

4.     Approve the fees payable to Non Executive Directors       Mgmt          For                            For

5.S.1  Authorize the repurchase of up to 10% of issued           Mgmt          For                            For
       share capital

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ORDINARY       Non-Voting    No vote
       RESOLUTION CHANGED TO SPECIAL RESOLUTION. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 MVELAPHANDA GROUP LIMITED                                                                   Agenda Number:  701737958
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5302W103
    Meeting Type:  AGM
    Meeting Date:  10-Nov-2008
          Ticker:
            ISIN:  ZAE000060737
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual financial statements       Mgmt          For                            For
       for the YE 30 JUN 2008

2.     Approve the remuneration of the Directors for             Mgmt          For                            For
       the YE 30 JUN 2008

3.     Approve to confirm the reappointment of PKF               Mgmt          For                            For
       [Jhb] Inc. as the Auditors

4.1    Re-elect Mr. Vusi Mavimbela as a Director, who            Mgmt          For                            For
       retire in accordance with the provisions in
       terms of Clause 53.2 of the Company's Articles
       of Association

4.2    Re-elect Mr. Ramesh patel as a Director, who              Mgmt          For                            For
       retire in accordance with the provisions in
       terms of Clause 53.2 of the Company's Articles
       of Association

4.3    Re-elect Mr. Carl Stein as a Director, who retire         Mgmt          For                            For
       in accordance with the provisions in terms
       of Clause 53.2 of the Company's Articles of
       Association

4.4    Re-elect Mr. Bryan Hopkins as a Director, who             Mgmt          For                            For
       retire in accordance with the provisions in
       terms of Clause 53.2 of the Company's Articles
       of Association

4.5    Re-elect Mr. Mark Willcox as a Director, who              Mgmt          For                            For
       retire in accordance with the provisions in
       terms of Clause 53.3 of the Company's Articles
       of Association

5.O.1  Authorize the Directors of the Company, to issue          Mgmt          For                            For
       all or any of the authorized but unissued ordinary
       shares in the capital of the Company for cash,
       as and when they in their discretion deem fit,
       subject to the JSE Listings Requirements, which
       currently provide, inter alia, that; a paid
       press announcement giving full details, including
       the impact on net asset value per ordinary
       share and earnings per ordinary share, will
       be published at the time of any issue of ordinary
       shares representing, on a cumulative basis
       within 1 year, 5% or more of the number of
       the Company's ordinary shares in issue prior
       to any such issue; issues in the aggregate
       in any 1 year shall not exceed 15% of the number
       of ordinary shares in the Company's issued
       share capital from time to time; in determining
       the price at which an issue of ordinary shaves
       may be made in terms of this authority, the
       maximum discount permitted will be 10% of the
       weighted average traded price determined over
       the 30 business days prior to the date that
       the price of the issue is determined or agreed
       by the Directors; and any such issue will only
       be made to public shareholders as defined in
       the JS Listings Requirements; provided that
       the maximum number of ordinary shares which
       can be issued in terms of this authority in
       the aggregate in any 1 year shall not exceed
       10% of the issued ordinary share capital of
       the Company, from time to time; [Authority
       expires the earlier of the next AGM or 15 months]

6.O.2  Approve that, the authorized but unissued convertible     Mgmt          For                            For
       perpetual cumulative preference shares [preference
       shares] in the share capital of the Company
       be placed under the control of the Directors
       of the Company in terms of sections 221 and
       222 of the Companies Act, until the next AGM,
       to enable them to allot and issue such preference
       shares at their discretion, subject to the
       provisions of the Companies Act and the JSE
       Listings Requirements

7.O.3  Authorize the Directors of the Company by way             Mgmt          For                            For
       of a general authority to issue all or any
       of the authorized but unissued preference shares
       in the capital of the Company for cash, as
       and when they in their discretion deem fit,
       subject to the JSE Listings Requirements, which
       currently provide, inter alia, that; a paid
       press announcement giving full details, including
       the impact on net asset value and earnings
       per ordinary share, will be / published at
       the time of any issue of preference shares
       representing, on a cumulative bas within 1
       year, 5% or more of the number of the Company's
       preference shares in issue prior to any such
       issue; issues in the aggregate in any 1 year
       shall not exceed 15% of the number of preference
       shares in the Company's issued share capital
       from time to time; in determining the price
       at which an issue of preference shares may
       be made in terms of this authority, the maximum
       discount permitted will be 10% of the weighted
       average traded price determined over the 30
       business days prior to the date that the ,
       price of the issue is determined or agreed
       by the Directors; and any such issue will only
       be made to the public shareholders as defined
       in the JSE Listings Requirements; [Authority
       expires the earlier of the next AGM or 15 months]

8.S.1  Authorize the Directors of the Company by way             Mgmt          For                            For
       of a general approval pursuant, inter alia,
       to Articles 13A and 13B of the Company's Articles
       of Association to facilitate, inter alia, the
       acquisition by Mvelaphanda Group or a subsidiary
       of Mvelaphanda Group [collectively the Group],
       from time to time, of the issued ordinary shares
       of Mvelaphanda Group upon such terms and conditions
       and in such numbers as the Directors of the
       Company may from time to time decide, but subject
       to the provisions of the Companies Act and
       the JSE Listings Requirements from time to
       time, it being recorded that the JSE Listings
       Requirements currently require, inter alia,
       in relation to a general approval of shareholders,
       that; acquisitions of securities be implemented
       through the order book operated by the JSE
       Limited trading system and done without any
       prior understanding or arrangement between
       Mvelaphanda Group and the counterparty; acquisitions
       in any 1 FY are limited to a maximum of 20%
       of Mvelaphanda Group's issued share capital
       of the relevant class; provided that acquisitions
       by subsidiaries of Mvelaphanda Group are limited
       to a maximum of 10% of Mvelaphanda Group's
       issued share capital of the relevant class;
       an acquisition may not be made at a price more
       than 10% above the weighted average of the
       market value for the shares in question for
       the 5 business days immediately preceding the
       date on which the acquisition is agreed; a
       paid press announcement containing details
       of such acquisitions must be published as soon
       as Mvelaphanda Group and/or any of its subsidiaries
       has/have acquired shares constituting, on a
       cumulative basis, 3% of the number of shares
       of the relevant class in issue at the date
       of the AGM at which this special resolution
       is passed [initial number] and for each 3%
       in aggregate of the initial number acquired
       thereafter; at any point in time, the Company
       may only appoint 1 agent to effect any repurchases;
       such repurchases may only be effected if, thereafter,
       the Company still complies with the spread
       requirements of the JSE Limited and no repurchase
       may take place during prohibited periods stipulated
       by the JSE Listings Requirements [Authority
       expires the earlier of the next AGM of the
       Mvelaphanda Group , or 15 months]

9.O.4  Approve to entitled at their discretion to pay            Mgmt          For                            For
       by the Board of Directors of the Company, by
       way of a pro rata reduction of share capital
       or share premium, in lieu of an ordinary dividend,
       an amount equal to the amount which the Directors
       would have declared and paid out of profits
       in respect of the Company's interim and final
       dividends for the FYE 30 JUN 2008; in terms
       of paragraphs 5.86 of [ JSE Listings Requirements,
       any such general payment will not exceed 20%
       of the Company's issued share capital, including
       reserves hut excluding minority interests,
       and revaluations of assets and intangible assets
       that are not supported by a valuation by an
       independent professional expert acceptable
       to the JSE prepared within the last 6 months,
       in any 1 FY, measured as at the beginning of
       such FY; before effecting any general payment
       contemplated by this ordinary resolution number
       4, the Directors will consider the effect of
       the general payment and will ensure that for
       a period of 12 months after the date of the
       notice of the general payment to be made; the
       Company and the Group will be able, in the
       ordinary course of business, to pay their debts;
       the assets of the Company and the Group, measured
       in accordance with the accounting policies
       used in the latest audited annual financial
       statements, will be in excess of the liabilities
       of the Company and the Group; the issued share
       capital and reserves of the Company and the
       Group are adequate for their ordinary business
       purposes; and the working capital of the Company
       and the Group will be adequate for a period
       of 12 months from the date of this notice to
       shareholders; [Authority expires the earlier
       of the next AGM or 15 months]

10.O5  Authorize the Directors of the Company to do              Mgmt          For                            For
       all such things, sign all such documents and
       take all such actions as are necessary to give
       effect to the special and ordinary resolutions
       proposed at the AGM at which this ordinary
       resolution is proposed, if it/they is/are passed
       [in the case of ordinary and special resolutions]
       and registered [by the Registrar of Companies
       [in the case of special resolutions]

11.    Transact other business                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 NAGARJUNA CONSTR CO LTD                                                                     Agenda Number:  701664460
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6198W135
    Meeting Type:  AGM
    Meeting Date:  31-Jul-2008
          Ticker:
            ISIN:  INE868B01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit & loss account
       for the YE on that date together with the reports
       of the Directors and the Auditors thereon

2.     Declare dividend on equity shares                         Mgmt          For                            For

3.     Re-appoint Prof. Dr._Ing. V.S. Raju as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Sri P. Abraham as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Re-appoint Sri A.V.N. Raju as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Re-appoint Sri R.N. Raju as a Director, who               Mgmt          For                            For
       retires by rotation

7.     Re-appoint M/s. M. Bhaskara Rao & Co., Chartered          Mgmt          For                            For
       Accountants and M/s. Deloitte Haskins and Sells,
       Chartered Accountants, the retiring Joint Statutory
       Auditors of the Company, as the Joint Statutory
       Auditors of the Company to hold office from
       the conclusion of this AGM until the conclusion
       of the next AGM at such remuneration as may
       be determined by the Board of Directors of
       the Company; authorize the Board of Directors
       in consultation with the Company's Auditors
       to appoint Branch Auditors(s) of the Company,
       to audit the accounts of the Company's branches
       within and outside India, present and future
       on such terms and conditions including remuneration
       as the Board of Directors may deem fit

8.     Appoint Sri Akhil Gupta as a Directors of the             Mgmt          For                            For
       Company not liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 NAMHAE CHEMICAL CORPORATION, SEOUL                                                          Agenda Number:  701831453
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6200J106
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7025860008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors [4], Outside Directors [3]            Mgmt          For                            For

4.     Elect the Auditors                                        Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

6.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 NAMPAK LTD                                                                                  Agenda Number:  701787244
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5326R114
    Meeting Type:  AGM
    Meeting Date:  04-Feb-2009
          Ticker:
            ISIN:  ZAE000071676
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     To receive the annual financial statements of             Non-Voting    No vote
       the Company and the group for the YE 30 SEP
       2008

2.1    Approve the appointment of Mr. R.C. Andersen              Mgmt          For                            For
       as a Non-Executive Director of the Company

2.2    Approve the appointment of Mr. P.M. Madi as               Mgmt          For                            For
       a Non-Executive Director of the Company

3.     Approve the appointment of Mr. A.B. Marshall              Mgmt          For                            For
       as an Executive Director and Chief Executive
       Officer of the Company with effect from 01
       MAR 2009

4.1    Re-elect Mr. T.N. Jacobs as a Director, who               Mgmt          For                            For
       retire by rotation

4.2    Re-elect Mr. M.H. Visser as a Director, who               Mgmt          For                            For
       retire by rotation

O.1    Approve the annual fees payable by the Company            Mgmt          For                            For
       to the Non-executive Directors, who are the
       Members of the transformation and sustainability
       Committee which was formed during March 2008,
       with effect from 01 MAR 2008 as follows: Chairman-ZAR
       90,000 and Member-ZAR 48,000

O.2    Approve the revised annual fees payable by the            Mgmt          For                            For
       Company to the Non-Executive Directors with
       effect from 01 OCT 2008 as specified; the increase
       in fees is recommended to retain the appropriate
       caliber of the Non-Executive Director and is
       in line with market practice

O.3    Authorize the Directors of the Company, by way            Mgmt          For                            For
       of a general authority, to distribute to shareholders
       of the Company any share capital and reserves
       of the Company in terms of Section 90 of the
       Companies Act No. 61 of 1973, as amended, and
       in terms of the Company's Articles of Association
       and in terms of the Listing Requirements of
       the JSE Limited, provided that: the distribution
       is made pro rata to all shareholders; and any
       general distribution of share premium by the
       Company shall not exceed 20% of the Company's
       issued share capital and reserves, excluding
       minority interests; [Authority expires the
       earlier of the next AGM of the Company or 15
       months from the passing of this ordinary resolution]

O.4    Approve, in terms of the Section 222(1) (a)               Mgmt          For                            For
       of the Companies Act 1973, as amended, the
       allotment and issue from the ordinary shares
       already set aside for purposes of the Nampak
       Limited Performance Share Plan of ordinary
       shares of 5 cents each in the Company to the
       specified Directors as and when shares are
       settled on them in terms of the rules of the
       Nampak Limited Performance Share Plan as specified

O.5    Approve, in terms of the Section 222(1) (a)               Mgmt          For                            For
       of the Companies Act 1973, as amended, the
       allotment and issue from the ordinary shares
       already set aside for purposes of the Nampak
       Limited Share Appreciation Plan of ordinary
       shares of 5 cents each in the Company to the
       specified Directors as and when shares are
       settled on them in terms of the rules of the
       Nampak Limited Share Appreciation Plan as specified

S.1    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to compliance with the requirements of the
       JSE, in their discretion to procure that the
       Company or subsidiaries of the Company acquire
       by purchase on the JSE ordinary shares issued
       by the Company, provided that: the number of
       ordinary shares acquired in any 1 FY shall
       not exceed 20% of the ordinary shares in issue
       at the date on which this resolution is passed;
       the price paid per ordinary share may not be
       greater than 10% above the weighted average
       of the market value of the ordinary shares
       for the 5 business days immediately preceding
       the date on which a purchase is made; and the
       number of shares purchased by subsidiaries
       of the Company shall not exceed 10% in the
       aggregate of the number of issued shares in
       the Company at the relevant times; [Authority
       expires the earlier of the next AGM of the
       Company or 15 months after the date on which
       this resolution is passed]




--------------------------------------------------------------------------------------------------------------------------
 NAN YA PCB CORP                                                                             Agenda Number:  701980004
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6205K108
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  TW0008046004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of the Supervisors resignation                 Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 7.1 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings proposed stock dividend: 20 for 1,000
       shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.8    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 NAN YA PLASTICS CORP                                                                        Agenda Number:  701982779
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y62061109
    Meeting Type:  AGM
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  TW0001303006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

A.1    The 2008 business operations                              Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 0.8 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus; proposed stock dividend:
       30 for 1,000 shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve the proposal of election of 1 Independent         Mgmt          For                            For
       Director

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.7    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.8    Elect 1 Independent Director                              Mgmt          For                            For

B.9    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 NANKANG RUBBER TIRE CO LTD                                                                  Agenda Number:  701853283
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y62036101
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002101003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of 2008 Monetary Loans, Endorsements           Non-Voting    No vote
       and Guarantee

A.4    The status of Investment in People's republic             Non-Voting    No vote
       of China

A.5    The status of buyback treasury stocks and conditions      Non-Voting    No vote
       of transferring to employees

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the distribution of 2008 profits or               Mgmt          For                            For
       offsetting deficit

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedures of Monetary              Mgmt          For                            For
       Loans

B.5    Approve to revise the procedures of Endorsement           Mgmt          For                            For
       and Guarantee

B.6    Other issues                                              Mgmt          Against                        Against

B.7    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 NANYA TECHNOLOGY CORP                                                                       Agenda Number:  701940404
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y62066108
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  TW0002408002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 562696 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve the 2009 Q1 financial statements                  Mgmt          For                            For

B.4    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2009 Q1

B.5    Approve the proposal of capital reduction to              Mgmt          For                            For
       offset deficit

B.6    Approve the proposal of capital injection by              Mgmt          For                            For
       issuing new shares via private placement

B.7    Approve the proposal of capital injection by              Mgmt          For                            For
       issuing new shares or global depositary receipt

B.8    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.9    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.10   Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 NASPERS LTD                                                                                 Agenda Number:  701674067
--------------------------------------------------------------------------------------------------------------------------
        Security:  S53435103
    Meeting Type:  AGM
    Meeting Date:  22-Aug-2008
          Ticker:
            ISIN:  ZAE000015889
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and approve the financial statements              Mgmt          For                            For
       of the Company and the group of the 12 months
       ended 31 MAR 2008 and the reports of the Directors
       and the Auditors

O.2    Approve the confirmation of dividends in relation         Mgmt          For                            For
       to the N ordinary and A ordinary shares of
       the Company

O.3    Approve the remuneration of the Non-executive             Mgmt          For                            For
       Directors for the YE 31 MAR 2008

O.4    Re-appoint the Firm PricewaterhouseCoopers Inc.           Mgmt          For                            For
       as the Auditor for the period until the conclusion
       of the next AGM of the Company

O.5    Approve the appointment of Mr. J.P. Bekker,               Mgmt          For                            For
       as a Managing Director of a fixed terms of
       5 years with effect form 01 APR 2008

O.6.1  Re-elect Prof. G.J. Gerwel as a Director, who             Mgmt          For                            For
       retires by rotation

O.6.2  Re-elect Mr. B.J. Van Der Ross as a Director,             Mgmt          For                            For
       who retires by rotation

O.6.3  Re-elect Mr. J.J.M. Van Zyl as a Director, who            Mgmt          For                            For
       retires by rotation

O.7    Approve to place authorized but unissued share            Mgmt          For                            For
       capital of the Company under the control of
       the Directors and to grant, until the next
       AGM of the Company; an unconditional general
       authority to the Directors, to allot and issue
       in their discretion [but subject to the provisions
       of Section 221 of the Companies Act, No 61
       of 1973, as amended (the Act) and the requirements
       of the JSE Limited (the JSE) and any other
       exchange on which the shares of the Company
       may be quoted or listed form time to time]
       the unissued shares of the Company on such
       terms and conditions and to such persons whether
       they be shareholders o not, as the Directors
       in their discretion deem fit

O.8    Authorize the Directors, subject to minimum               Mgmt          For                            For
       of 75% of the votes of shareholders of the
       Company present in persons or by proxy AGM
       and entitled to vote, Voting infavour thereof,
       to issue unissued shares or a class if shares
       already in issue in the capital of the Company
       for cash as and when the opportunity arises
       subject to the requirements of the JSE, including
       the following: that a paid press announcement
       giving full details, including the impact on
       the net asset value and earning per share,
       will be published at the time of any issue
       representing, on a cumulative basis within
       1 year, 5% or more of the number of shares
       o that class in issue prior to the issue; the
       aggregate issue of nay particular class of
       shares in any FY will nor exceed 5% of the
       issued number of that class of shares [including
       securities that are compulsory convertible
       ion to shares of that class] that in determining
       the price at which an issue of shares will
       be made in terms of this authority, the discount
       at which the shares may be issued may not exceed
       10% of the weighted average traded price of
       the shares in questions, as determined over
       the 30 business days prior to the date that
       the price if the issue is determined, and that
       the shares will only be issued to public shareholders
       as specified in the Listing Requirements of
       the JSE, and not to related parties; [Authority
       expires the earlier of the conclusion of the
       next AGM or 15 months];

S.1    Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       by way of general authority, to acquire N ordinary
       shares issued by the Company, in terms of and
       Sections 85(2) and 85(3) of the Companies Act
       61 of 1973, as amended, and in terms of the
       rules and requirements of the JSE being that:
       any such acquisition of N ordinary shares shall
       be effected thorough the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement; an
       announcement is published as soon as the Company
       or any of its subsidiaries have acquired N
       ordinary shares constituting, on a cumulative
       basis, 3% of the number of N ordinary shares
       in issue prior to the acquisition pursuant
       to which the aforesaid 3% threshold is reached,
       and for each 3% in aggregate acquires thereafter,
       containing full details of such acquisition;
       acquisition of N ordinary shares in aggregate
       in any 1 FY may not exceed 20% of the Company's
       N ordinary issued share capital as at the date
       of passing of this special resolution; in determining
       the price at which N Ordinary shares issued
       by the Company are acquired by it or any its
       subsidiaries in terms of this general authority,
       the maximum premium at which such N ordinary
       shares may be acquired will not exceed 10%
       of the weighted average of the market value
       at which N ordinary shares are traded on the
       JSE as determined over the 5 business days
       immediately preceding the date of the repurchase
       of such N ordinary shares by the Company or
       nay of its subsidiaries; the Company has been
       given authority by its Articles of Association;
       at any point , the Company may only appoint
       1 agent to effect any repurchase on the Company's
       behalf; the Company sponsor must confirm the
       adequacy of the Company's working capital for
       purposes of undertaking the repurchase of N
       ordinary shares in writing to the JSE Ltd before
       entering the market for the repurchase; the
       Company remaining in compliance with the minimum
       shareholder spread requirements of the JSE
       Listings Requirements; and the Company and/or
       its subsidiaries not repurchasing any N ordinary
       shares during a prohibited period as defined
       by the JSE Ltd Listings Requirements; before
       the general repurchase is effected the Directors
       having considered the effects of the repurchase
       of the maximum number of N ordinary shares
       in terms of the foregoing general authority,
       will ensure that for a period of 12 months
       after the date of the notice of AGM; the Company
       and the group will be able in the ordinary
       course of business to pay their debts; the
       assets of the Company and the group finally
       valued in accordance with International; Financial
       Reporting Standards, will exceed the liabilities
       of the company and the group; and the Company
       and the group's ordinary share capital, reserves
       and working capital will be adequate or ordinary
       business purpose as specified; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or 15 months]

S.2    Authorize the Company or any of its subsidiaries          Mgmt          For                            For
       by way of an general authority to acquire A
       ordinary shares issued by the Company, in terms
       of and subject to Sections 85(2) and 85(3)
       of the Companies Act 61 of 1973 as amended

S.3    Approve to change the Articles of the Company             Mgmt          For                            For
       to inset he words 'of the transfer secretary'
       of the directly after the word 'office' in
       the first line Paragraph 34.2 [ the Articles
       of Association of the Company were register
       in Afrikaans and the amended text appearing
       in this resolution is a free translation of
       the Afrikaans text]

O.9    Authorize each of the Directors of the Company            Mgmt          For                            For
       to do all things, perform all acts and sign
       all documents necessary to effect the implementation
       of the ordinary and special resolutions adopted
       at this AGM

       Transact any other business                               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 NATION MEDIA GROUP LTD                                                                      Agenda Number:  701949844
--------------------------------------------------------------------------------------------------------------------------
        Security:  V6668H108
    Meeting Type:  AGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  KE0000000380
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for the year             Mgmt          For                            For
       31 DEC 2008

2.     Approve the payment of interim dividend of shares         Mgmt          For                            For
       1.50 per share

3.     Authorize the Directors to fix the remuneration           Mgmt          For                            For
       of the Auditors

4.     Approve to elect and re-elect the Directors               Mgmt          For                            For

5.     Approve to conduct special business                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL ALUMINIUM CO LTD                                                                   Agenda Number:  701701511
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6211M114
    Meeting Type:  AGM
    Meeting Date:  20-Sep-2008
          Ticker:
            ISIN:  INE139A01026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report, audited          Mgmt          For                            For
       balance sheet as on 31 MAR 2008 and the profit
       & loss account for the YE 31 MAR 2008 together
       with the reports of the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Shri Vinod Kumar Thakral as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri Prasant Kumar Routray as a Director,      Mgmt          For                            For
       who retires by rotation

5.     Appoint Dr. A. Sahay as a Director of the Company,        Mgmt          For                            For
       whose period of office is liable to be determined
       for retirement by rotation in terms of Order
       No.2(2)/97-Met.I dtd.27 SEP 2007 of Government
       of India or any amendments thereto

6.     Appoint Shri S.S. Sohoni as a Director of the             Mgmt          For                            For
       Company, whose period of office is liable to
       be determined for retirement by rotation in
       terms of Order No.2(2)/97-Met.I dtd.27 SEP
       2007 of Government of India or any amendments
       thereto

7.     Appoint Shri K.S. Raju as a Director of the               Mgmt          For                            For
       Company, whose period of office is liable to
       be determined for retirement by rotation in
       terms of Order No.2(2)/97-Met.I dtd.27 SEP
       2007 of Government of India or any amendments
       thereto

8.     Appoint Shri Joy Varghese as a Director of the            Mgmt          For                            For
       Company, whose period of office is liable to
       be determined for retirement by rotation in
       terms of Order No.2(5)/2006-Met.I dtd.25 SEP
       2007 of Government of India or any amendments
       thereto

9.     Appoint Shri S. Vijay Kumar as a Director of              Mgmt          For                            For
       the Company, whose period of office is liable
       to be determined for retirement by rotation
       in terms of Order F.No.2(1)/2004-Met.I dtd.23
       JAN 2008 of Government of India or any amendments
       thereto

10.    Appoint Shri S.B. Mishra as a Director of the             Mgmt          For                            For
       Company, whose period of office is liable to
       be determined for retirement by rotation in
       terms of Order No.2(2)/97-Met.I dtd.24 APR
       2008 of Government of India or any amendments
       thereto

11.    Appoint Shri N.R. Mohanty as a Director of the            Mgmt          For                            For
       Company, whose period of office is liable to
       be determined for retirement by rotation in
       terms of Order No.2(2)/97-Met.I dtd.24 APR
       2008 of Government of India or any amendments
       thereto

12.    Appoint Dr. Jyoti Mukhopadhyay as a Director              Mgmt          For                            For
       of the Company, whose period of office is liable
       to be determined for retirement by rotation
       in terms of Order No.2(2)/97-Met.I dtd.24 APR
       2008 of Government of India or any amendments
       thereto

13.    Appoint Shri R.K. Sharma as a Director of the             Mgmt          For                            For
       Company, whose period of office is liable to
       be determined for retirement by rotation in
       terms of Order No.2(2)/97-Met.I dtd.24 APR
       2008 of Government of India or any amendments
       thereto

14.    Appoint Maj. General (Retd.) Samay Ram, UYSM,             Mgmt          For                            For
       AVSM, VSM as a Director of the Company, whose
       period of office is liable to be determined
       for retirement by rotation in terms of Order
       No.2(2)/97-Met.I dtd.24 APR 2008 of Government
       of India or any amendments thereto




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL BANK OF ABU DHABI, ABU DHABI                                                       Agenda Number:  701807731
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7080Z114
    Meeting Type:  EGM
    Meeting Date:  11-Mar-2009
          Ticker:
            ISIN:  AE000A0J2WU6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve the issuance of non convertible bonds             Mgmt          For                            For
       for a total amount of 4 billion in favour of
       the government of Abu Dhabi and authorize the
       board to take all necessary actions to issue
       bonds and to delegate whoever it deems fit
       to sign  documents and agreements related to
       the issuance of bonds and to ratify all actions
       taken by the board in this concern

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TEXT OF RESOLUTION. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL BANK OF ABU DHABI, ABU DHABI                                                       Agenda Number:  701824927
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7080Z114
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2009
          Ticker:
            ISIN:  AE000A0J2WU6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 533513 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       on the banks activities and its financial position
       for the FYE on 31 DEC 2008

2.     Approve the Auditors report for the FY 2008               Mgmt          For                            For

3.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       statement for the FYE on 31 DEC 2008

4.     Approve the Board of Directors proposal concerning        Mgmt          For                            For
       the distribution to the shareholders of cash
       dividends in the amount of 20 Fils per share
       as well as share dividends at the rate of 40%
       calculated by reference to the banks capital
       for the YE on 31 DEC 2008

5.     Grant discharge to the Directors and the Auditors         Mgmt          For                            For
       of the bank from liabilities for the FYE 31
       DEC 2008

6.     Elect 2 Independent Directors for the Board               Mgmt          For                            For

7.     Elect 3 Directors to replace the Directors whose          Mgmt          For                            For
       term of office has expired

8.     Appoint the External Auditors of the bank for             Mgmt          For                            For
       the FY 2009 and approve to determine their
       remuneration




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL BANK OF OMAN, MUSCAT                                                               Agenda Number:  701834702
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7137C100
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  OM0005514241
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for the             Mgmt          For                            For
       YE 31 DEC 2008

2.     Approve the Corporate Governance report for               Mgmt          For                            For
       the FYE 31 DEC 2008

3.     Approve the Auditors reports the balance sheet            Mgmt          For                            For
       and loss account of the bank for the FYE December
       2008

4.     Approve the distribution of cash dividends to             Mgmt          For                            For
       the shareholders at a rate of 17.5% of the
       paid up capital 17.5% Biasa per one share

5.     Approve the sitting fees being availed by the             Mgmt          For                            For
       Board Members and the Members of the Boards
       Sub Committees for the last year and to fix
       the sitting fees for the next FY attachment
       1B and C

6.     Approve the payment of remuneration of OMR 132,400        Mgmt          For                            For
       to the Members of the Board of Directors for
       the last FY attachment 1A

7.     Approve the notification to the shareholders              Mgmt          For                            For
       regarding the related parties transaction during
       the FYE 31 DEC 2008 attachment 2

8.     Approve the transaction which the Company will            Mgmt          For                            For
       carry out with the related parties during the
       FYE by 31 DEC 2009 and requires a prior approval
       of the shareholders attachment 3

9.     Approve the limit for the Directors of OMR 100,000        Mgmt          For                            For
       in respect of donation during the FY 2009

10.    Appoint the Auditors for the FYE 31 DEC 2009              Mgmt          For                            For
       and approve their remuneration




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL BANK OF OMAN, MUSCAT                                                               Agenda Number:  701835716
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7137C100
    Meeting Type:  EGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  OM0005514241
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Association as specified            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL CENTRAL COOLING COMPANY LTD                                                        Agenda Number:  701838089
--------------------------------------------------------------------------------------------------------------------------
        Security:  M72005107
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  AE0005802600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report regarding           Mgmt          For                            For
       the Company's activities and its financial
       position for the YE 31 DEC 2008

2.     Approve the report of the External Auditors               Mgmt          For                            For
       in respect of the Company's FYE 31 DEC 2008

3.     Approve the balance sheet and the profit and              Mgmt          For                            For
       loss account of the Company for the FYE 31
       DEC 2008

4.     Approve the recommendation of the Board of Directors      Mgmt          For                            For
       regarding the non distribution of dividend
       for the FYE 31 DEC 2008

5.     Approve to absolve the members of the Board               Mgmt          For                            For
       of Directors and External Auditors of liability
       in respect of their work for the period ending
       31 DEC 2008

6.     Appoint External Auditors of the Company for              Mgmt          For                            For
       the year 2009 and approve to determine their
       remuneration

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL SOCIETE GENERALE BANK, CAIRO                                                       Agenda Number:  701745121
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7245L109
    Meeting Type:  EGM
    Meeting Date:  12-Nov-2008
          Ticker:
            ISIN:  EGS60081C014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to amend the Article 55 for banks basic           Mgmt          No Action
       decree




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL SOCIETE GENERALE BANK, CAIRO                                                       Agenda Number:  701760589
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7245L109
    Meeting Type:  AGM
    Meeting Date:  12-Nov-2008
          Ticker:
            ISIN:  EGS60081C014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 516924 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Approve to review the Board of Directors report           Mgmt          No Action
       for the banks activates and results for the
       fiscal period until 30 JUN 2008

2.     Approve to review the Auditors report for the             Mgmt          No Action
       banks financial statements for the FY 30 JUN
       2008

3.     Approve the banks financial statements until              Mgmt          No Action
       the fiscal period 30 JUN 2008

4.     Approve the suggested profit distribution scheme          Mgmt          No Action
       for the fiscal period 30 JUN 2008 and determining
       the pay date for the coupon

5.     Approve the discussion of determining the Auditors        Mgmt          No Action
       additional fees concerning preparing the detailed
       financial statements for the period 30 JUN
       2008

6.     Approve the capital reserves formation                    Mgmt          No Action

7.     Approve the discussion within the AGM for the             Mgmt          No Action
       amendments occurred on the Board of Directors
       formation since the last AGM




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL SOCIETE GENERALE BANK, CAIRO                                                       Agenda Number:  701818431
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7245L109
    Meeting Type:  OGM
    Meeting Date:  11-Mar-2009
          Ticker:
            ISIN:  EGS60081C014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report and its             Mgmt          No Action
       financial positions for the FYE 31 DEC 2008

2.     Approve the Board of Auditors report and its              Mgmt          No Action
       financial statements for the FYE 31 DEC 2008

3.     Approve the Company's financial statements for            Mgmt          No Action
       the FYE 31 DEC 2008

4.     Approve to discuss the Board of Directors proposal        Mgmt          No Action
       regarding the profit distribution for the FYE
       31 DEC 2008

5.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

6.     Approve to determine the Board of Directors               Mgmt          No Action
       incentives and allowances for the year 2009

7.     Re-appoint Auditors for the new FY 2009 and               Mgmt          No Action
       approve the delegation of Board of Directors
       to decide their fees

8.     Approve to form a capital reserve                         Mgmt          No Action

9.     Approve the delegation of Board of Directors              Mgmt          No Action
       to give donations above EGP 1000.00 for the
       year 2009




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL SOCIETE GENERALE BANK, CAIRO                                                       Agenda Number:  701819596
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7245L109
    Meeting Type:  EGM
    Meeting Date:  11-Mar-2009
          Ticker:
            ISIN:  EGS60081C014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the using amount of EGP 302,940,990.00            Mgmt          No Action
       from the general reserve to increase the paid
       capital

2.     Approve the modification of Article no. 6, 7,             Mgmt          No Action
       25




--------------------------------------------------------------------------------------------------------------------------
 NATURA COSMETICOS SA, SAO PAULO                                                             Agenda Number:  701820638
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7088C106
    Meeting Type:  EGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  BRNATUACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

A.     Ratify the amendment of the wording of Article            Mgmt          For                            For
       5 of the Companys Corporate Bylaws relating
       to the Share Capital and the quantity of Company
       Shares that are subscribed for and paid in,
       arising from the exercise of the option to
       buy or subscribe for common shares issued by
       the Company, during the year 2008, by the Managers
       and Employees of the Company, as well as the
       Managers and Employees of the Companys directly
       and indirectly controlled Companies, participants
       in the addenda to the plans for the granting
       of options to purchase or subscribe for common
       shares issued by the Company relating to the
       2004 calendar year

B.     Approve to consider the new wording of the program        Mgmt          For                            For
       for the granting of options to purchase or
       subscribe to common shares issued by the Company




--------------------------------------------------------------------------------------------------------------------------
 NATURA COSMETICOS SA, SAO PAULO                                                             Agenda Number:  701820640
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7088C106
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  BRNATUACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

1.     Receive the administrators accounts, to examine,          Mgmt          For                            For
       discuss and vote on the administrations report
       the financial statements and the accounting
       statements accompanied by the Independent Auditors
       report regarding the FYE 31 DEC 2008

2.     Approve the proposal for the capital budget               Mgmt          For                            For
       for the year 2009 the allocation of the net
       profit from FYE 31 DEC 2008 and to ratify the
       early distributions of dividends and interim
       interest on net equity

3.     Elect the Members of the Company's Board of               Mgmt          For                            For
       Directors

4.     Approve to set the aggregate remuneration of              Mgmt          For                            For
       the Managers of the Company to be paid before
       the AGM in which shareholders of the Company
       vote concerning the financial statements for
       the FYE 31 DEC 2009




--------------------------------------------------------------------------------------------------------------------------
 NCSOFT CORP, SEOUL                                                                          Agenda Number:  701825359
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6258Y104
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7036570000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       IN KOREA . THANK YOU.

1.     Approve the financial statement: expected cash            Mgmt          For                            For
       dividend: KRW 470 per share

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Re-elect Mr. Kim Taek Jin [CEO] as a Director             Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

5.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For

6.     Approve the Stock Option for the Directors already        Mgmt          For                            For
       granted at the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 NESS TECHNOLOGIES INC                                                                       Agenda Number:  933085474
--------------------------------------------------------------------------------------------------------------------------
        Security:  64104X108
    Meeting Type:  Annual
    Meeting Date:  15-Jun-2009
          Ticker:  NSTC
            ISIN:  US64104X1081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       AHARON FOGEL                                              Mgmt          For                            For
       SACHI GERLITZ                                             Mgmt          For                            For
       MORRIS WOLFSON                                            Mgmt          For                            For
       DR. SATYAM C. CHERUKURI                                   Mgmt          For                            For
       DAN S. SUESSKIND                                          Mgmt          For                            For
       P. HOWARD EDELSTEIN                                       Mgmt          For                            For
       GABRIEL EICHLER                                           Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF KOST FORER GABBAY            Mgmt          For                            For
       & KASIERER, A MEMBER OF ERNST & YOUNG GLOBAL,
       AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
       DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------------------
 NESTLE (MALAYSIA) BHD                                                                       Agenda Number:  701855857
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6269X103
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  MYL4707OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the statutory financial statements for            Mgmt          For                            For
       the FYE 31 DEC 2008 and the Directors' and
       the Auditors' reports thereon

2.     Approve the payment of a final dividend of 80.00          Mgmt          For                            For
       sen per share, under single-tier system, in
       respect of the FYE 31 DEC 2008

3.     Approve the payment of the Directors' fees for            Mgmt          For                            For
       the FYE 31 DEC 2008

4.     Re-elect Mr. Tengku Tan Sri Dr. Mahaleel Bin              Mgmt          For                            For
       Tengku Ariff as a Director, who retires in
       accordance with the Company's Articles of Association
       under Article 90.1

5.     Re-elect Dato' Frits van Djik as a Director,              Mgmt          For                            For
       who retires in accordance with the Company's
       Articles of Association under Article 90.1

6.     Re-elect Mr. Marc Seiler as a Director, who               Mgmt          For                            For
       retires in accordance with the Company's Articles
       of Association under Article 97

7.     Appoint Tan Sri Dato' Seri Syed Anwar Jamalullail         Mgmt          For                            For
       as the Chairman of the Company

8.     Re-appoint KPMG [Firm No. AF 0758] as the Auditors        Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

9.     Re-appoint Tan Sri Dato' Ernst Zulliger as a              Mgmt          For                            For
       Director of the Company, retiring in accordance
       with Section 129[6] of the Companies Act 1965,
       to hold office until the conclusion of the
       next AGM of the Company

10.    Approve to renew the mandate granted by the               Mgmt          For                            For
       shareholders of the Company on 24 APR 2008,
       pursuant to paragraph 10.09 of the Listing
       Requirements of the Bursa Malaysia Securities
       Berhad, authorize the Company and/or its subsidiaries
       to enter into the recurrent transactions of
       a revenue or trading nature as specified in
       Section 2.3 of the Circular to Shareholders
       dated 23 MAR 2009 [Circular] with the related
       parties mentioned therein which are necessary,
       for the Company and/or its subsidiaries' day-to-day
       operations; to enter into the recurrent transactions
       with the related parties mentioned therein
       provided that: the transactions are in the
       ordinary course of business and are on terms
       not more favourable to the related parties
       than those generally available to the public,
       and the transactions are undertaken on arm's
       length basis and are not to the detriment of
       the minority shareholders; [Authority expires
       until the conclusion of the next AGM of the
       Company]; authorize the Directors, to complete
       and do all such acts and things [including
       executing such documents as may be required]
       to give effect to the transactions contemplated
       and/or authorized by this resolution; and the
       disclosure of the aggregate value of the recurrent
       related party transactions conducted pursuant
       to the shareholders' mandate in the annual
       report, wherein the Company must provide a
       breakdown of the aggregate value of the recurrent
       related party transactions made during the
       FY, amongst others, based on the following
       information: the type of the recurrent related
       party transactions made; and the names of the
       related parties involved in each type of the
       recurrent related party transactions made and
       their relationship with the Company and/or
       any of its subsidiaries, the estimates given
       of the recurrent related party transactions
       specified in Section 2.3 of the Circular being
       provisional in nature, authorize the Directors
       of the Company and/or any of them to agree
       to the actual amount or amounts thereof provided
       always that such amount or amounts comply with
       the procedures as specified in Section 2.6
       of the Circular

11.    Authorize the Company, to enter into the recurrent        Mgmt          For                            For
       related party transactions of a revenue or
       trading nature as specified in Section 2.3
       of the Circular with the related party mentioned
       therein which are necessary for day-to-day
       operations, authorize the Company and/or its
       subsidiaries to enter into the recurrent transactions
       with the related party mentioned therein provided
       that: the transactions are in the ordinary
       course of business and are on terms not more
       favourable to the related party than those
       generally available to the public and are not
       to the detriment of the minority shareholders
       of the Company; and disclosure of the breakdown
       of the aggregate value of the transactions
       conducted during a FY including the type of
       the recurrent related party transactions made,
       the names of the related parties involved in
       each type of the recurrent related party transactions
       made and their relationship with the Company
       will be disclosed in the annual report for
       the said FY; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       following the forthcoming AGM at which the
       proposed recurrent related party transactions
       mandate is approved, at which time it will
       lapse, unless by a resolution passed at the
       next AGM, the mandate is again renewed; or
       the expiration of the period within which the
       next AGM of the Company after the forthcoming
       AGM is required to be held pursuant to Section
       143[1] of the Companies Act 1965 [but shall
       not extend to such extension as may be allowed
       pursuant to Section 143[2] of the Companies
       Act 1965]; authorize the Directors of the Company,
       to complete and do all such acts and things
       as they may consider expedient or necessary
       to give effect to the proposed recurrent related
       party transactions mandate, the estimates given
       of the recurrent related party transactions
       specified in Section 2.3 of the Circular being
       provisional in nature, to agree to the actual
       amount or amounts thereof provided always that
       such amount or amounts comply with the procedures
       as specified in Section 2.6 of the Circular




--------------------------------------------------------------------------------------------------------------------------
 NESTLE INDIA LTD                                                                            Agenda Number:  701899708
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6268T111
    Meeting Type:  AGM
    Meeting Date:  05-May-2009
          Ticker:
            ISIN:  INE239A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the balance sheet              Mgmt          For                            For
       as at 31 DEC 2008 and the profit and loss account
       for the YE on that date together with the reports
       of the Directors' and the Auditors' thereon

2.     Declare a final dividend for the year 2008 and            Mgmt          For                            For
       approve to confirm the two interim dividends
       of INR 8.50 and INR 14.50 per equity share,
       already paid for the YE 31 DEC 2008

3.     Re-appoint Mr. Michael W.O. Garrett as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Appoint M/s A.F. Ferguson & Co., Chartered Accountants,   Mgmt          For                            For
       New Delhi as the Statutory Auditors and approve
       to fix their remuneration

5.     Re-appoint, pursuant to the provisions of Sections        Mgmt          For                            For
       198, 269, 309 and other applicable provisions,
       if any, of the Companies Act, 1956 [including
       any statutory modification(s), or re-enactment
       thereof, for the time being in force] read
       with Schedule XIII to the Companies Act, 1956,
       as amended, Mr. Shobinder Duggal as a Whole-time
       Director of the Company for a period of 5 years
       effective 10 MAY 2009 on the terms and conditions
       of appointment and remuneration as specified,
       and authorize the Board of Directors to alter
       and vary such terms of appointment and remuneration
       so as to not exceed the limits specified in
       Schedule XIII to the Companies Act, 1956 or
       any statutory modifications thereof, as may
       be agreed to by the Board of Directors and
       Mr. Shobinder Duggal




--------------------------------------------------------------------------------------------------------------------------
 NET HOLDING AS, ISTANBUL                                                                    Agenda Number:  701946040
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7341L102
    Meeting Type:  OGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  TRANTHOL91Q6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board                  Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the meeting

3.     Approve to concern the activities and accounts            Mgmt          No Action
       of 2008, the reading and deliberation of the
       Board of Directors, the Auditors and Independent
       Auditors report

4.     Approve the balance sheet and income statements,          Mgmt          No Action
       the acceptance or rejection of the recommendation
       by the Board of Directors concerning the profit
       distribution

5.     Approve the presentation of information to the            Mgmt          No Action
       shareholders about the profit distribution
       policies and corporate governance principlesApprove
       the presentation of information to the shareholders
       about the profit distribution policies and
       corporate governance principles

6.     Approve the reading of the Independent Auditors           Mgmt          No Action
       report

7.     Approve the absolving of the Board of Directors           Mgmt          No Action
       and the Auditors

8.     Elect the Auditors, and approve to determine              Mgmt          No Action
       their number and term in the office

9.     Approve to determine the welfare grants of the            Mgmt          No Action
       Board of Directors and the Auditors

10.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

11.    Closure                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 NET SERVICOS DE                                                                             Agenda Number:  701908482
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7161A100
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRNETCACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       VOTES IN FAVOR 'AND' AGAINST IN THE SAME AGENDA           Non-Voting    No vote
       ITEM ARE NOT ALLOWED. ONLY VOTES IN FAVOR AND/OR
       ABSTAIN OR AGAINST AND / OR ABSTAIN ARE ALLOWED

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ONLY ON ITEM 2.THANK YOU.

1.     To amend the wording of the main part of Article          Non-Voting    No vote
       5 of the Company's Corporate Bylaws to reflect
       the increase in share capital of the Company
       from BRL 5,553,269,186.21 to BRL 5,612,242,940.97,
       through the issuance of 1,408,161 common shares
       and 2,816,320 prefered shares, approved by
       the meeting of the board of Directors of the
       Company held on 10 FEB 2009

2.     Approve to decide concerning the merger of its            Mgmt          For                            For
       subsidiary Companies 614 Telecommunicacoes
       LTDA, 614 Interior Linha S.A, and TVC Oeste
       Paulista LTDA

3.     To consolidate the Company's Corporate Bylaws             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 NET SERVICOS DE                                                                             Agenda Number:  701908533
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7161A100
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRNETCACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM 2 ONLY. THANK YOU.

1.     To take knowledge of the Directors accounts,              Non-Voting    No vote
       to examine, discuss and approve the Company's
       consolidated financial statements for the FYE
       31 DEC 2008

2.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and approve to set their remuneration




--------------------------------------------------------------------------------------------------------------------------
 NET SERVICOS DE COMUNICACAO  S A                                                            Agenda Number:  701710128
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7161A100
    Meeting Type:  EGM
    Meeting Date:  02-Oct-2008
          Ticker:
            ISIN:  BRNETCACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ALL ITEMS. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to take cognizance of the resignation             Mgmt          For                            For
       of Mr. Antonio Jose Alves Junior, a Member
       of the Finance Committee

2.     Elect a Member to replace him until the end               Mgmt          For                            For
       of the current term in office of the Finance
       Committee




--------------------------------------------------------------------------------------------------------------------------
 NET SERVICOS DE COMUNICACAO  S A                                                            Agenda Number:  701814902
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7161A100
    Meeting Type:  EGM
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  BRNETCACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ONLY ON ITEM 1.THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve the merger of its subsidiary Net Florianopolis    Mgmt          For                            For
       Ltda., without changing the share capital of
       the Company because it holds 100% of the quotas
       that make up the share capital of Net Florianopolis
       Ltda., which will be cancelled, in compliance
       with that which is provided for in Article
       224 IV of Law 6404.76

2.     To ratify the acquisition by the Company of               Non-Voting    No vote
       the shares, quotas of the Companies that make
       up big TV, in accordance with the terms of
       that which is provided for in Article 256 of
       Law number 6404.76

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 NETCARE LTD                                                                                 Agenda Number:  701792966
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5510Z104
    Meeting Type:  AGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  ZAE000011953
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       for the year

2.     Approve the Directors fees payable                        Mgmt          For                            For

3.1    Re-elect Mr. M. Kuscus as a Director                      Mgmt          For                            For

3.2    Re-elect Mr. S.J. Vilakazi as a Director                  Mgmt          For                            For

3.3    Re-elect Mr. J.M. Kahn as a Director                      Mgmt          For                            For

3.4    Re-elect Mr. H.R. Levin as a Director                     Mgmt          For                            For

3.5    Re-elect Mr. N. Weltman as a Director                     Mgmt          For                            For

4.     Approve to renew the Directors authority over             Mgmt          For                            For
       portion of the unissued shares

5.     Approve to renew the authority to the Directors           Mgmt          For                            For
       to issue the unissued shares for cash

6.     Authorize the Directors to effect a reduction             Mgmt          For                            For
       of share premium by way of a reduction of capital

7.S.1  Amend the Articles to delete Article 70                   Mgmt          For                            For

8.S.2  Grant general authority to repurchase shares              Mgmt          For                            For

9.S.3  Grant specific authority to repurchase treasury           Mgmt          For                            For
       shares held by Netpartner Investments Limited

10S.4  Grant specific authority to repurchase treasury           Mgmt          For                            For
       shares held by the Netcare Trust

11.    Authorize any two Directors to implement resolutions      Mgmt          For                            For
       taken at the AGM

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 NETEASE.COM, INC.                                                                           Agenda Number:  932942370
--------------------------------------------------------------------------------------------------------------------------
        Security:  64110W102
    Meeting Type:  Annual
    Meeting Date:  05-Sep-2008
          Ticker:  NTES
            ISIN:  US64110W1027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     RE-ELECTION OF DIRECTOR: WILLIAM DING                     Mgmt          For                            For

1B     RE-ELECTION OF DIRECTOR: MICHAEL TONG                     Mgmt          For                            For

1C     RE-ELECTION OF DIRECTOR: ALICE CHENG                      Mgmt          For                            For

1D     RE-ELECTION OF DIRECTOR: LUN FENG                         Mgmt          For                            For

1E     RE-ELECTION OF DIRECTOR: DENNY LEE                        Mgmt          For                            For

1F     RE-ELECTION OF DIRECTOR: MICHAEL LEUNG                    Mgmt          For                            For

1G     RE-ELECTION OF DIRECTOR: JOSEPH TONG                      Mgmt          For                            For

02     APPOINT PRICEWATERHOUSECOOPERS ZHONG TIAN CPAS            Mgmt          For                            For
       LIMITED COMPANY AS INDEPENDENT AUDITORS OF
       NETEASE.COM, INC. FOR THE FISCAL YEAR ENDING
       DECEMBER 31, 2008.




--------------------------------------------------------------------------------------------------------------------------
 NETIA S.A., WARSZAWA                                                                        Agenda Number:  701682367
--------------------------------------------------------------------------------------------------------------------------
        Security:  X58396106
    Meeting Type:  OGM
    Meeting Date:  09-Sep-2008
          Ticker:
            ISIN:  PLNETIA00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the general meeting                            Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

4.     Approve the presentation of the most important            Mgmt          No Action
       elements of the merger plan with the Company
       Netia Wimax S.A

5.     Adopt the resolution on merger with the Company           Mgmt          No Action
       Netia Wimax S.A

6.     Adopt the resolution on the establishment of              Mgmt          No Action
       the collateral on the enterprise of the Company

7.     Amend of the Company's Statute                            Mgmt          No Action

8.     Approve the changes in the Composition of the             Mgmt          No Action
       Supervisory Board

9.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 NETIA S.A., WARSZAWA                                                                        Agenda Number:  701797308
--------------------------------------------------------------------------------------------------------------------------
        Security:  X58396106
    Meeting Type:  AGM
    Meeting Date:  11-Feb-2009
          Ticker:
            ISIN:  PLNETIA00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No Action

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

4.     Receive the Merger Plan with Tele 2 SP. Z O.O.            Mgmt          No Action

5.     Adopt the merger with Tele 2 SP. Z O.O.                   Mgmt          No Action

6.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 NETIA S.A., WARSZAWA                                                                        Agenda Number:  701832950
--------------------------------------------------------------------------------------------------------------------------
        Security:  X58396106
    Meeting Type:  AGM
    Meeting Date:  09-Apr-2009
          Ticker:
            ISIN:  PLNETIA00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman of the meeting                         Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

4.     Approve the Management Board report on the Company        Mgmt          No Action
       and the Netia group activities, the financial
       statement of the Company and the consolidated
       financial statement of the capital group, and
       the Supervisory Board report for 2008

5.     Adopt the resolution on approval of the Management        Mgmt          No Action
       Board report on the Company and the Netia group
       activities, the financial statement of the
       Company and the consolidated financial statement
       of the capital group for 2008

6.     Adopt the resolution concerning the granting              Mgmt          No Action
       of approval of the performance of duties by
       individual Members of the Management Board
       and the Supervisory Board in 2008

7.     Adopt the resolution on covering the loss                 Mgmt          No Action

8.     Adopt the resolution concerning changes to the            Mgmt          No Action
       composition of the Supervisory Board of the
       Company, this issue has been included on the
       agenda upon the request of the Company shareholders,
       Third Avenue International Value Fund with
       its seat in Princeton, USA

9.     Adopt the resolution on amendments to remuneration        Mgmt          No Action
       rules of the Supervisory Board's Members according
       to Resolution No.23 from 21 MAR 2007 OGM of
       the shareholders of the Company, this issue
       has been included on the agenda upon the request
       of the Company shareholders, Third Avenue International
       Value Fund with its seat in Princeton, USA

10.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 NEW CLICKS HOLDINGS LTD                                                                     Agenda Number:  701780896
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5549H125
    Meeting Type:  AGM
    Meeting Date:  27-Jan-2009
          Ticker:
            ISIN:  ZAE000014585
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 524515 DUE TO DUE TO CHANGE IN NUMBERING.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

O.1    Receive and adopt the annual financial statements         Mgmt          For                            For
       of the Company and the group for the YE 31
       AUG 2008

O.2    Re-appoint KPMG Inc, as the Auditors of the               Mgmt          For                            For
       Company for the ensuing year

O.3    Re-elect Mr. Martin Rosen as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

O.4    Re-elect Mr. David Kneale as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

O.5    Re-elect Mr. Michael Harvey as a Director of              Mgmt          For                            For
       the Company, who retires in accordance with
       the Company's Articles of Association

O.6    Re-elect Ms. Fatima Abrahams as a Director of             Mgmt          For                            For
       the Company, who retires in accordance with
       the Company's Articles of Association

O.7    Re-elect Mr. John Bester as a Director of the             Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

O.8    Re-elect Ms. Bertina Engelbrecht as a Director            Mgmt          For                            For
       of the Company, who retires in accordance with
       the Company's Articles of Association

O.9    Re-elect Ms. Fatima Jakoet as a Director of               Mgmt          For                            For
       the Company, who retires in accordance with
       the Company's Articles of Association

O.10   Approve the proposed fees, payable to the Directors,      Mgmt          For                            For
       as disclosed on page 45, for the year 31 AUG
       2009

O.11   Approve to renew the Directors' authority over            Mgmt          For                            For
       the unissued share capital of the Company until
       the next AGM, subject to this authority being
       limited to issuing a maximum of 2.6 million
       shares in terms of the Company's obligations
       under the staff share incentive scheme

O.12   Authorize the Directors of the Company, by way            Mgmt          For                            For
       of a general authority to distribute, on a
       pro rata basis, to all shareholders of the
       Company any share capital and reserves of the
       Company in terms of Section 90 of the Companies
       Act, No. 61 of 1973, as amended, the Company's
       Articles of Association and Listings Requirements
       of the JSE Limited provided that any general
       distribution of shares premium by the Company
       shall not exceed 20% of the Company's issued
       share capital and reserves, excluding minority
       interests; the Directors of the Company are
       of the opinion that were the Company to enter
       into transaction to distribute share capital
       and/or reserves totaling 20% of the current
       issued share capital and reserves of New Clicks;
       the Company and its subsidiaries [the Group]
       will be able in the ordinary course of business
       to pay its debts for a period of 12 months
       after the date of notice of the AGM; the assets
       of the Company and the Group, fairly valued,
       will be in excess of the liabilities of the
       Company and the Group for a period of 12 months
       after the date of notice of the AGM; the issued
       share capital and reserves of the Company and
       the Group will be adequate for ordinary business
       purposes for a period of 12 months after the
       date of notice of the AGM; and the working
       capital available to the Company and the Group
       will be adequate for ordinary business purposes
       for a period of 12 months after the date of
       notice of the AGM; and [Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or 15 months]

13.S1  Authorize the Company, general approval contemplated      Mgmt          For                            For
       in Section 85 and 89 of the Companies Act,
       No. 61 of 1973, as amended [the Companies Act],
       the acquisition by the Company or any of its
       subsidiaries from time to time of the issued
       shares of the Company, upon such terms and
       conditions and in such amounts as the Directors
       of the Company may from time to time determine,
       but subject to the Articles of Association
       of the Company, the provisions of the Companies
       Act and the Listing Requirements of the JSE
       Limited [JSE] as presently constituted and
       which may be amended from time to time, not
       exceeding in aggregate 15% of the Company's
       issued share capital in any 1 FY, at a price
       of no more than 10% above the weighted average
       market price at which such shares are traded
       on the JSE for the previous 5 business days;
       [Authority expires the earlier of the conclusion
       of the next AGM or 15 months]; a paid press
       announcement will be published when the Company
       has acquired, on a cumulative basis, 3% of
       the initial number of ordinary shares, and
       for each 3% in aggregate of the initial number
       of shares repurchased thereafter; any such
       repurchase shall be implemented through the
       order book operated by the JSE trading system,
       without any prior understanding or arrangement
       between the Company and the counterparty; in
       the case of a derivative [as contemplated in
       the Listings Requirements of the JSE] the price
       of the derivative shall be subject to the limits
       set out in Section 5.84(a) of the Listings
       Requirements; the Company's sponsor has confirmed
       the adequacy of the Company's working capital
       for purposes of undertaking the repurchase
       of shares in writing to the JSE upon when the
       Company entered the market to proceed with
       the repurchase; the Company remains in compliance
       with Paragraphs 3.37 to 3.41 of the JSE Listings
       Requirements concerning shareholder spread
       after such repurchase; the Company and/or its
       subsidiaries do not repurchase securities during
       a prohibited period as defined in Paragraph
       3.67 of the JSE Listings Requirements; the
       Company only appoints one agent at any point
       in time to effect repurchases on its behalf,
       the Directors having considered the effects
       of the repurchase of the maximum number of
       ordinary shares in terms of the a foregoing
       general authority, are of the opinion that
       for a period of 12 months after the date of
       this notice of the AGM; the Company and the
       group will be able, in the ordinary course
       of business, to pay its debts; the consolidated
       assets of the Company and group, fairly valued
       in accordance with generally accepted accounting
       practice, will exceed the consolidated liabilities
       of the Company; and the Company's and the group's
       ordinary share capital, reserves and working
       capital will be adequate for ordinary business
       purposes

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 NEW WORLD RESOURCE CORP                                                                     Agenda Number:  701904648
--------------------------------------------------------------------------------------------------------------------------
        Security:  N6341Z102
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  NL0006282204
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 08 APR 2009. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

       Opening                                                   Non-Voting    No Action

1.     Adopt the annual accounts                                 Mgmt          No Action

2.     Grant discharge of the Directors for their management     Mgmt          No Action
       during the past FY

3.     Appoint the Director                                      Mgmt          No Action

4.     Authorize the Board of Directors to repurchase            Mgmt          No Action
       shares

5.     Approve to delegate the Board of Directors to             Mgmt          No Action
       issue [rights to acquire] shares

6.     Approve to delegate the Board of Directors to             Mgmt          No Action
       exclude or limit pre-emptive rights

7.     Re-appoint the external Auditor                           Mgmt          No Action

8.     Approve to prepare the annual reports and the             Mgmt          No Action
       annul account in the English language

9.     Approve to provide shareholders with information          Mgmt          No Action
       electronically

       Closing                                                   Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 NEYVELI LIGNITE CORPORATION LTD                                                             Agenda Number:  701677568
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6345K117
    Meeting Type:  AGM
    Meeting Date:  02-Sep-2008
          Ticker:
            ISIN:  INE589A01014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as on that date together with the report
       of the Board of Directors and the Auditors
       thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Shri. V. Sethuraman as a Director,             Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri. P. Babu Rao as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Prof. M.S. Ananth as a Director,               Mgmt          For                            For
       who retire by rotation

6.     Re-appoint Shri. Y.N. Apparao as a Director,              Mgmt          For                            For
       who retire by rotation

7.     Re-appoint Shri. Shashi Kumar as a Director,              Mgmt          For                            For
       who retire by rotation

8.     Appoint Dr. S.P. Seth as a Director of the Company,       Mgmt          For                            For
       liable to retire by rotation

9.     Appoint Shri. M.F. Farooqui as a Director of              Mgmt          For                            For
       the Company, liable to retire by rotation

10.    Appoint Shri. B. Surender Mohan as a Director             Mgmt          For                            For
       of the Company, liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 NG2 S.A., POLKOWICE                                                                         Agenda Number:  701992794
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5818P109
    Meeting Type:  OGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  PLCCC0000016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the state if the meeting has been convened        Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

4.     Approve the Agenda                                        Mgmt          No Action

5.     Elect the Voting Commission                               Mgmt          No Action

6.     Receive the financial statement, by the Management        Mgmt          No Action
       Board's report on Company's activity in 2008,
       Capital Group for 2008 consolidated financial
       statement of capital Group activity for 2008

7.     Receive the report of the Supervisory Board               Mgmt          No Action
       report with opinion regarding financial statement,
       Management Board Company activity report, consolidated
       financial statement, Management Board report
       on Capital Group activity and motion of Management
       Board on allocation of profit for 2008

8.A    Approve the short report on situation of the              Mgmt          No Action
       Company

8.B    Approve the report on Supervisory Board activity          Mgmt          No Action
       with opinion

9.     Approve the financial statement and Management            Mgmt          No Action
       Board report on Company activity for 2008

10.    Approve the consolidated financial statement              Mgmt          No Action
       and Management Board report on Capital Group
       activity for 2008

11.    Approve the Management Board motion on cover              Mgmt          No Action
       the loss for previous years and the transfer
       of revaluation surplus to the capital

12.    Approve the Management Board motion of allocation         Mgmt          No Action
       of profit for 2008

13.    Grant discharge to the Management Board for               Mgmt          No Action
       2008

14.    Grant discharge to the Supervisory Board for              Mgmt          No Action
       2008

15.    Adopt to determine the number of Members of               Mgmt          No Action
       the Supervisory Board of the next term of office

16.    Elect the Members of the Supervisory Board for            Mgmt          No Action
       another term in office

17.    Elect the President of the Supervisory Board              Mgmt          No Action

18.    Approve to amend the Supervisory Board regulations        Mgmt          No Action

19.    Approve to amend the shareholders meeting regulation      Mgmt          No Action
       the uniform text of regulations

20.    Approve to amend the statute text                         Mgmt          No Action

21.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 NHN CORP, SONGNAM                                                                           Agenda Number:  701725270
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6347M103
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2008
          Ticker:
            ISIN:  KR7035420009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the delisting in Kosdaq Market                    Mgmt          For                            For

2.     Elect the Director                                        Mgmt          For                            For

3.     Elect the Outside Director who is also a Member           Mgmt          For                            For
       of the Audit Committee




--------------------------------------------------------------------------------------------------------------------------
 NHN CORP, SONGNAM                                                                           Agenda Number:  701834067
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6347M103
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  KR7035420009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Audit Committee Member                          Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For

6.     Approve to change the severance payment for               Mgmt          For                            For
       the Director

7.     Approve the Company split                                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 NICE SYS LTD                                                                                Agenda Number:  701651766
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7494X101
    Meeting Type:  AGM
    Meeting Date:  29-Jul-2008
          Ticker:
            ISIN:  IL0002730112
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Elect 6 Directors [excluding outside Directors]           Mgmt          For                            For
       to the Board of Directors of the Company

2.     Approve the compensation of the Directors [all            Mgmt          For                            For
       of whom are Independent Directors]

3.     Approve the special annual fee to the Chairman            Mgmt          For                            For
       of the Board of Directors

4.     Re-appoint the Company's Independent Auditors             Mgmt          For                            For
       and authorize the Company's Board of Directors
       to fix the remuneration

5.     To discuss the Company's audited annual financial         Non-Voting    No vote
       statements for the YE 31 DEC 2007




--------------------------------------------------------------------------------------------------------------------------
 NMBZ HOLDINGS LTD                                                                           Agenda Number:  702013246
--------------------------------------------------------------------------------------------------------------------------
        Security:  V6754E126
    Meeting Type:  EGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  ZW0009011389
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements for            Mgmt          For                            For
       the previous year

2.     Appoint the Directors                                     Mgmt          For                            For

3.     Appoint the Auditors for the current year and             Mgmt          For                            For
       approve the Auditors remuneration for the previous
       year




--------------------------------------------------------------------------------------------------------------------------
 NONG SHIM CO LTD, SEOUL                                                                     Agenda Number:  701828773
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y63472107
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7004370003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 533614 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect 5 Executive Directors                               Mgmt          For                            For

3.     Elect 1 Executive Auditor                                 Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

5.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 NORDECON INTERNATIONAL AS                                                                   Agenda Number:  701922242
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1946J107
    Meeting Type:  AGM
    Meeting Date:  14-May-2009
          Ticker:
            ISIN:  EE3100039496
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Approve the 2008 annual report of AS Nordecon             Mgmt          For                            For
       International and the written report of the
       Supervisory Board regarding the annual report

1.2    Approve to distribute the profit of AS Nordecon           Mgmt          For                            For
       International as follows: net profit of the
       Company of the FY 2008 is EEK 145,580,000;
       the balance of retained earnings is EEK 281,415,000;
       to pay out from the net profit of the FY 2008
       as dividends the amount of EEK 30,757,000,
       i.e. EEK 1 per share; to increase the statutory
       reserve by EEK 5,212,000; the rest of the net
       profit of the FY 2008 as well as retained earnings
       will remain undistributed; and the balance
       of retained earnings will be EEK 391,026,000

2.     Elect the Auditor for the FY 2009 and deciding            Mgmt          For                            For
       on the remuneration payable to the Auditor;
       the Supervisory Board proposes to elect the
       Auditing Company KPMG Baltics AS as the Auditor
       of AS Nordecon International for the FY 2009
       and pay for the services of the Auditor according
       to the agreement concluded with the Auditor;
       the agreement with the Auditor has been entered
       into in 2008 [for the FY 2008, 2009, 2010]




--------------------------------------------------------------------------------------------------------------------------
 NORMA AS, TALLINN                                                                           Agenda Number:  701867600
--------------------------------------------------------------------------------------------------------------------------
        Security:  X58710108
    Meeting Type:  OGM
    Meeting Date:  12-May-2009
          Ticker:
            ISIN:  EE3100001850
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report of AS Norma for 2008            Mgmt          For                            For

2.     Approve the distribution of profits, the Supervisory      Mgmt          For                            For
       Board proposes to pay the shareholders [regular]
       dividends in the amount of 50% of the share
       nominal value I.E 5,0 Kroons per share and
       keep the remaining net profits as retained
       earnings

3.     Appoint the Auditor and determining the procedure         Mgmt          For                            For
       for remuneration the Supervisory Board proposes
       to elect the Company of Auditors Ernst and
       Young Baltic AS




--------------------------------------------------------------------------------------------------------------------------
 NORTHAM PLATINUM (PTY) LTD                                                                  Agenda Number:  701728163
--------------------------------------------------------------------------------------------------------------------------
        Security:  S56540156
    Meeting Type:  AGM
    Meeting Date:  06-Nov-2008
          Ticker:
            ISIN:  ZAE000030912
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To receive and consider the annual financial              Non-Voting    No vote
       statements for the YE 30 JUN 2008

O.1    Elect Dr. N.J. Dlamini as a Director, who retire          Mgmt          For                            For
       in accordance with the provisions of the Company's
       Articles of Association

O.2    Elect Ms. E.T. Kgosi as a Director, who retire            Mgmt          For                            For
       in accordance with the provisions of the Company's
       Articles of Association

O.3    Elect Mr. R. Havenstein as a Director, who retire         Mgmt          For                            For
       in accordance with the provisions of the Company's
       Articles of Association

O.4    Approve, in terms of the Article 51 of the Company's      Mgmt          For                            For
       Articles of Association, the specified fees
       payable to the Non-Executive Directors of the
       Company with effect from 01 JUL 2008 as follows:
       Board: Board Chairman - ZAR 80,000 per annum;
       Board Members - ZAR 40,000 per annum; and Board
       meeting attendance fees - ZAR 26,000 per meeting;
       and Board appointed Committees: Committee Chairmen
       - ZAR 30,000 per annum; Committee Members -
       ZAR 15,000 per annum; and Committee meeting
       attendance fees - ZAR 10,000 per meeting

S.1    Adopt, the draft amended Articles of Association          Mgmt          For                            For
       of Northam Platinum Limited, as specified,
       the new Articles of Association of the Company

O.5    Approve to place the authorized but unissued              Mgmt          For                            For
       shares of 1 cent each in the capital of the
       Company, other than the 11,550,000 shares reserved
       for the purposes of the Northam Share Option
       Scheme under the control of the Directors in
       terms and subject to the provisions of the
       Companies Act, and further, authorize the Directors
       to allot and issue all or any of these shares
       upon such terms and conditions as they may
       determine or deem fit, subject to the provisions
       of the Companies Act, 1973 [Act 61 of 1973],
       as amended, and the Listings Requirements of
       the JSE Limited

O.6    Authorize the Directors of the Company, in terms          Mgmt          For                            For
       of the Listings Requirements of the JSE Limited
       [JSE] and subject to the requirements of Section
       90 of the Companies Act, 1973 [Act 61 of 1973],
       as amended, to make payments to shareholders
       subject to the conditions namely: to make payments
       to shareholders from time to time up to a maximum
       of 20% of the Company's issued share capital,
       including reserves but excluding minority interests,
       and re-valuations of assets and intangible
       assets that are not supported by a valuation
       by an independent professional expert acceptable
       to the JSE prepared within the last 6 months,
       in any 1 FY, measured as at the beginning of
       such FY; [Authority expires the earlier of
       the Company's next AGM or 15 months]

S.2    Authorize the Company [or one of its wholly-owned         Mgmt          For                            For
       subsidiaries], by way of a general approval,
       to acquire the Company's own shares, upon such
       terms and conditions and in such amounts as
       the Directors may from time to time decide,
       but subject to the provisions of the Companies
       Act, 1973 [Act 61 of 1973], as amended, and
       the Listings Requirements of the JSE limited
       [JSE], and subject further to the terms and
       conditions: any acquisition of shares must
       be effected through the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement between
       the Company and the counter-party [reported
       trades are prohibited]; at any one time, the
       Company may only appoint 1 agent to effect
       any acquisition; the acquisition of shares
       will not take place during a closed period
       and will not affect compliance with the shareholder
       spread requirements as laid down by the JSE;
       an announcement shall be published as soon
       as the Company has cumulatively acquired 3%
       of the initial number [the number of that class
       of share in issue at the time that the general
       authority is granted] of the relevant class
       of securities and for each 3% in aggregate
       of the initial number of that class acquired
       thereafter, containing full details of such
       acquisitions; acquisitions of shares by the
       Company in aggregate in any 1 FY may not exceed
       20% of the Company's issued share capital as
       at the date of passing of this special resolution
       or 10% of the Company's issued share capital
       in the case of an acquisition of shares in
       the Company by a subsidiary of the Company;
       acquisitions may not be made at a price greater
       than 10% above the weighted average of the
       market value of the shares for the 5 business
       days immediately preceding the date on which
       the transaction was effected; [Authority expires
       the earlier of the Company's next AGM or 15
       months]




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK JT STK CO                                                                           Agenda Number:  701655966
--------------------------------------------------------------------------------------------------------------------------
        Security:  669888109
    Meeting Type:  EGM
    Meeting Date:  29-Jul-2008
          Ticker:
            ISIN:  US6698881090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend, Paragraph 1, Clause 9.23 and Paragraph             Mgmt          For                            For
       1, Clause 9.30, of Novateks' Charter, as specefied

2.     Amend, Paragraph 1, Clause 3.1 and Paragraph              Mgmt          For                            For
       1, Clause 8.5 of the general policy of Novatek's
       Board of Directors as specefied




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK JT STK CO                                                                           Agenda Number:  701704884
--------------------------------------------------------------------------------------------------------------------------
        Security:  669888109
    Meeting Type:  EGM
    Meeting Date:  02-Oct-2008
          Ticker:
            ISIN:  US6698881090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the early termination of the authorities          Mgmt          For                            For
       of the Members of Novatek's Board of Directors

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

2.1    Elect Mr. Andrey Akimov as a Member of the Board          Mgmt          For                            For
       of Director of Joint Stock Company Novatek

2.2    Elect Mr. Burkhard Bergmann as a Member of the            Mgmt          For                            For
       Board of Director of Joint Stock Company Novatek

2.3    Elect Mr. Ruben Vardanian as a Member of the              Mgmt          For                            For
       Board of Director of Joint Stock Company Novatek

2.4    Elect Mr. Mark Gyetvay as a Member of the Board           Mgmt          For                            For
       of Director of Joint Stock Company Novatek

2.5    Elect Mr. Vladimir Dmitriev as a Member of the            Mgmt          For                            For
       Board of Director of Joint Stock Company Novatek

2.6    Elect Mr. Leonid Mikhelson as a Member of the             Mgmt          For                            For
       Board of Director of Joint Stock Company Novatek

2.7    Elect Mr. Alexander Natalenko as a Member of              Mgmt          For                            For
       the Board of Director of Joint Stock Company
       Novatek

2.8    Elect Mr. Kirill Seleznev as a Member of the              Mgmt          For                            For
       Board of Director of Joint Stock Company Novatek

2.9    Elect Mr. Ilya Yuzhanov as a Member of the Board          Mgmt          For                            For
       of Director of Joint Stock Company Novatek

3.     Declare a final dividend in respect of the first          Mgmt          For                            For
       half of 2008 at RUB 1.00 per share; and approve
       to determine the size, timelines, form and
       procedure of paying dividends




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK JT STK CO                                                                           Agenda Number:  701933497
--------------------------------------------------------------------------------------------------------------------------
        Security:  669888109
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  US6698881090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Approve the Novatek's 2008 annual report, annual          Mgmt          For                            For
       financial statements, including the Company's
       RSA profit and loss statement

1.2    Approve to pay a dividend for full year 2008              Mgmt          For                            For
       at RUB 1.52 per share, to determine the size,
       schedule, form and procedure of paying dividends
       [net of dividends in the amount of 1 RUB per
       one ordinary share paid for first half 2008]

2.     Amend Clause 13.3 and Clause 13.4 of the regulation       Mgmt          For                            For
       of NOVATEK's Board of Directors

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

3.1    Elect Mr. Andrey Akimov as a Director                     Mgmt          For                            For

3.2    Elect Mr. Burkhard Bergmann as a Director                 Mgmt          For                            For

3.3    Elect Mr. Ruben Vardanjan as a Director                   Mgmt          For                            For

3.4    Elect Mr. Mark Gyetvay as a Director                      Mgmt          For                            For

3.5    Elect Mr. Vladimir Dmitriev as a Director                 Mgmt          For                            For

3.6    Elect Mr. Leonid Mikhelson as a Director                  Mgmt          For                            For

3.7    Elect Mr. Alexander Natalenko as a Director               Mgmt          For                            For

3.8    Elect Mr. Kirill Seleznev as a Director                   Mgmt          For                            For

3.9    Elect Mr. Gennady Timchenko as a Director                 Mgmt          For                            For

4.1    Elect Ms. Maria Konovalova as a Member of the             Mgmt          For                            For
       Revision Commission of Joint Stock Company
       Novatek

4.2    Elect Mr. Igor Ryaskov as a Member of the Revision        Mgmt          For                            For
       Commission of Joint Stock Company Novatek

4.3    Elect Mr. Sergey Fomichev as a Member of the              Mgmt          For                            For
       Revision Commission of Joint Stock Company
       Novatek

4.4    Elect Mr. Nikolai Shulikin as a Member of the             Mgmt          For                            For
       Revision Commission of Joint Stock Company
       Novatek

5.     Appoint ZAO PricewaterhouseCoopers Audit as               Mgmt          For                            For
       Auditor of OAO Novatek for 2009

6.     Approve the remuneration to each Member of Joint          Mgmt          For                            For
       Stock Company Novatek Board of Directors in
       the amount of 4,000,000 RUB for the period
       when they performed their duties as Board Members,
       paid in accordance with Article 13 of the Regulation
       of OAO NOVATEK's Board of Directors

7.     Approve the remuneration to the Members of Joint          Mgmt          For                            For
       Stock Company Novatek Revision Commission in
       the amount of 1,000,000 RUB for the period
       when they performed their duties as Members
       of OAO NOVATEK's Revision Commission

8.     Approve a related party transaction [Amend the            Mgmt          For                            For
       Natural Gas Transportation Agreement N22NPtr/k-2004
       of 06 OCT 2003 between OAO Gazprom and OAO
       NOVATEK]




--------------------------------------------------------------------------------------------------------------------------
 NOVATEK MICROELECTRONICS CORP                                                               Agenda Number:  701961686
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y64153102
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0003034005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544889 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The report of merger with Cheertek Inc [unlisted          Non-Voting    No vote
       Company]

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution proposed             Mgmt          For                            For
       cash dividend: TWD 4.5 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus, proposed stock dividend:
       5 shares for 1,000 shares held

B.4    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.5    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B61.1  Elect United Microelectronics Corporation/Shareholder     Mgmt          For                            For
       No: 1, Representative: Mr. Chitung Liu as a
       Director

B61.2  Elect United Microelectronics Corporation/Shareholder     Mgmt          For                            For
       No: 1, Representative: Mr. Bellona Chen as
       a Director

B61.3  Elect Mr. T. S. Ho/Shareholder No: 6 as a Director        Mgmt          For                            For

B61.4  Elect Mr. Tommy Chen/Shareholder No: 9 as a               Mgmt          For                            For
       Director

B61.5  Elect Mr. J. D. Lai/Shareholder No: 19 as a               Mgmt          For                            For
       Director

B61.6  Elect Mr. Steve Wang/Shareholder No: 8136 as              Mgmt          For                            For
       a Director

B61.7  Elect Mr. Max Wu/Id No: D101448375 as a Director          Mgmt          For                            For

B62.1  Elect Mr. Gina Huang/Shareholder No: 2021 as              Mgmt          For                            For
       a Supervisor

B62.2  Elect Hsun Chieh Investment Company, Limited/Shareholder  Mgmt          For                            For
       No: 18598, Representative: Mr. Yiwen Hsu as
       a Supervisor

B62.3  Elect Mr. Stanley Chen Id No: N122723880 as               Mgmt          For                            For
       a Supervisor

7.     Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

8.     Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 NOVOLIPETSK IRON & STL CORP - NLMK                                                          Agenda Number:  701698613
--------------------------------------------------------------------------------------------------------------------------
        Security:  67011E204
    Meeting Type:  EGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  US67011E2046
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the dividend payment for the first half           Mgmt          For                            For
       of the year 2008 in the amount of RUB 2.00
       per common share in cash




--------------------------------------------------------------------------------------------------------------------------
 NOVOLIPETSK IRON & STL CORP - NLMK                                                          Agenda Number:  701971156
--------------------------------------------------------------------------------------------------------------------------
        Security:  67011E204
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  US67011E2046
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 568608 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Approve the Company's 2008 annual report, annual          Mgmt          For                            For
       financial statements and distribution of profit
       [including dividend payments] for the 2008
       FY

1.2    Declare the final dividend for the year 2008              Mgmt          For                            For
       of RUB 2.0 per share; in view of interim dividends
       of RUB 2.0 per share declared for and fully
       paid in the first half of 2008, to pay no dividends
       for the second half of 2008

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

2.1    Elect Mr. Oleg Vladimirovich Bagrin as a Member           Mgmt          For                            For
       of the Board of Directors of OJSC NLMK

2.2    Elect Mr. Bruno Bolfo as a Member of the Board            Mgmt          For                            For
       of Directors of OJSC NLMK

2.3    Elect Mr. Nikolay Alexeevich Gagarin as a Member          Mgmt          For                            For
       of the Board of Directors of OJSC NLMK

2.4    Elect Mr. Dmitry Aronovich Gindin as a Member             Mgmt          For                            For
       of the Board of Directors of OJSC NLMK

2.5    Elect Mr. Karl Doering as a Member of the Board           Mgmt          For                            For
       of Directors of OJSC NLMK

2.6    Elect Mr. Vladimir Sergeevich Lisin as a Member           Mgmt          For                            For
       of the Board of Directors of OJSC NLMK

2.7    Elect Mr. Randolph Reynolds as a Member of the            Mgmt          For                            For
       Board of Directors of OJSC NLMK

2.8    Elect Mr. Vladimir Nikolayevich Skorokhodov               Mgmt          For                            For
       as a Member of the Board of Directors of OJSC
       NLMK

2.9    Elect Mr. Igor Petrovich Fyodorov as a Member             Mgmt          For                            For
       of the Board of Directors of OJSC NLMK

3.     Elect Mr. Alexey Alexeevich Lapshin as a President        Mgmt          For                            For
       of the Company [Chairman of the Management
       Board]

4.1    Elect Ms. Tatyana Vladimirovna Gorbunova as               Mgmt          For                            For
       a Member to the Company's Internal Audit Commission

4.2    Elect Ms. Liudmila Vladimirovna Kladienko as              Mgmt          For                            For
       a Member to the Company's Internal Audit Commission

4.3    Elect Ms. Valery Serafimovich Kulikov as a Member         Mgmt          For                            For
       to the Company's Internal Audit Commission

4.4    Elect Ms. Larisa Mikhailovna Ovsiannikova as              Mgmt          For                            For
       a Member to the Company's Internal Audit Commission

4.5    Elect Ms. Galina Ivanovna Shipilova as a Member           Mgmt          For                            For
       to the Company's Internal Audit Commission

5.     Appoint CJSC PricewaterhouseCoopers Audit as              Mgmt          For                            For
       the Company's Auditor

6.1    Approve the revised version of the Charter of             Mgmt          For                            For
       OJSC NLMK

6.2    Approve the revised version of the regulations            Mgmt          For                            For
       on the procedures for holding general meeting
       of shareholders [GMS]

6.3    Approve the revised version of the regulations            Mgmt          For                            For
       on the Board of Directors of OJSC NLMK

6.4    Approve the revised version of the regulations            Mgmt          For                            For
       on the Management of OJSC NLMK

7.1    Approve iron ore supply agreement between OJSC            Mgmt          For                            For
       NLMK [the Buyer] and its subsidiary OJSC Stoilensky
       GOK [the supplier]

7.2    Approve the Coke Supply Agreement between OJSC            Mgmt          For                            For
       NLMK [the Buyer] and its subsidiary OJSC Altai-koks
       [the supplier]

8.     Approve the participation in the Russian Industrial       Mgmt          For                            For
       Employers' Association "Association of Russian
       Metals and Mining Industrialists"

9.     Approve the payment of remuneration to the Members        Mgmt          For                            For
       of the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 NTPC LTD                                                                                    Agenda Number:  701699374
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6206E101
    Meeting Type:  AGM
    Meeting Date:  17-Sep-2008
          Ticker:
            ISIN:  INE733E01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2008, and the profit and
       loss account for the FYE on that date together
       with report of the Board of Directors and the
       Auditors thereon

2.     Approve the payment of interim dividend and               Mgmt          For                            For
       declare final dividend for the year 2007-08

3.     Re-appoint Dr. R.K. Pachauri as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Prof. Ashok Misra as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Shri R.C. Shrivastav as a Director,            Mgmt          For                            For
       who retires by rotation

6.     Approve to fix their remuneration of the Auditors         Mgmt          For                            For

7.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to Section 293(1)(d) and other applicable
       provisions, if any, of the Companies Act, 1956,
       the Articles of Association of the Company
       and the requirements of lenders, if any, the
       consent of the Company for borrowing, whether
       by way of term loan/line of credit/ equipment
       finance/ project finance/ bridge loans/ cash
       credit facilities/ public deposits or otherwise
       from Financial Institutions/ Banks or from
       public bodies Corporate or from Government
       body/ Corporation or Government of India or
       by way of external commercial borrowings or
       from multilateral/ Bilateral agencies within
       the India or abroad or by way of issue of bonds
       in domestic or international markets on such
       terms and conditions and with or without security
       as the Board of Directors may think fit, which
       together with the moneys already borrowed by
       the Company [a part from the temporary loans
       obtained from the bankers of the Company in
       the ordinary course of business] at any time
       shall not exceed in the aggregate INR 1,00,000
       crore irrespective of the fact that such aggregate
       amount of borrowings outstanding at any one
       time may exceed the aggregate for the time
       being of the paid-up capital of the Company
       and its free reserves that is to say reserves
       not set apart for any specific purpose; further
       resolved that pursuant to the provision of
       the Section 293 (1)(a) and other applicable
       provisions of the, if any, of the Companies
       Act, 1956, the consent of the Company to mortgage
       and/or create charge on all or any 1 or more
       of the movable and/or immovable properties
       or such other assets of the Company, wheresoever
       situated, both present and future, on such
       terms and conditions and at such time or times
       and in such form or manner as it may deem fit,
       to or on favour of National/International Financial
       Institutions/ Banks/ trustees for the bond
       holders [in case of issue of bonds] etc. hereinafter
       referred to as the lenders to secure any term
       loans/ cash credit facilities/ debentures/
       bonds or otherwise, obtained/ to be obtained
       from any of the foresaid lenders together with
       the interest thereon at the respective agreed
       rate(s), compound interest, additional interest,
       liquidated damage(s), commitment charge(s),
       premia on prepayment or on redemption, cost,
       charge(s), expenses and all other monies payable
       by the Company to such lenders under the respective
       loan/ other agreement(s) entered/ to be entered
       in to between the Company and the lender(s)
       in respect of the said borrowing(s), such security
       to rank in such manner as may be agreed to
       between the concerned parties and as may be
       thought expedient by the Board; and it shall
       always be deemed to have been so authorized
       to finalize and execute with the lenders/ trustees
       for the holders of the bonds, the requisite
       agreement, documents, deeds and writings for
       borrowings and/or creating the aforesaid mortgage(s)
       and/or charge(s) and to do all such other acts,
       deeds and things as may be necessary to give
       effect to the above Resolution




--------------------------------------------------------------------------------------------------------------------------
 O A O TATNEFT                                                                               Agenda Number:  702020950
--------------------------------------------------------------------------------------------------------------------------
        Security:  670831205
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  US6708312052
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 572881 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive the report of the Board of Directors              Mgmt          For                            For
       on the result of Company's activities in 2008,
       and approve the annual report of the Company
       for 2008

2.     Approve the annual accounting repot, including            Mgmt          For                            For
       profit and loss statement, of the Company for
       2008

3.     Approve the profit distribution upon results              Mgmt          For                            For
       of the FY

4.     Approve the payment of annual dividends on the            Mgmt          For                            For
       basis of 2008 results, and the amount of the
       dividends, form and timing of payment of dividends

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE NOTE THAT ONLY A VOTE
       "FOR" THE DIRECTOR WILL BE CUMULATED. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

5.1    Elect Mr. Azat K Khamaev as a Board of Director           Mgmt          For                            For
       of OAO Tatneft

5.2    Elect Mr. David W Waygood as a Board of Director          Mgmt          For                            For
       of OAO Tatneft

5.3    Elect Mr. Maria L Voskresenskaya as a Board               Mgmt          For                            For
       of Director of OAO Tatneft

5.4    Elect Mr. Radik R Gaizatullin as a Board of               Mgmt          For                            For
       Director of OAO Tatneft

5.5    Elect Mr. Sushovan Ghosh as a Board of Director           Mgmt          For                            For
       of OAO Tatneft

5.6    Elect Mr. Nail G Ibragimov as a Board of Director         Mgmt          For                            For
       of OAO Tatneft

5.7    Elect Mr. Vladimir P Lavushchenko as a Board              Mgmt          For                            For
       of Director of OAO Tatneft

5.8    Elect Mr. Nail U Maganov as a Board of Director           Mgmt          For                            For
       of OAO Tatneft

5.9    Elect Mr. Renat K Muslimov as a Board of Director         Mgmt          For                            For
       of OAO Tatneft

5.10   Elect Mr. Rinat K Sabirov as a Board of Director          Mgmt          For                            For
       of OAO Tatneft

5.11   Elect Mr. Valery Y Sorokin as a Board of Director         Mgmt          For                            For
       of OAO Tatneft

5.12   Elect Mr. Mirgaziyan Z Taziev as a Board of               Mgmt          For                            For
       Director of OAO Tatneft

5.13   Elect Mr. Shafagat F Takhautdinov as a Board              Mgmt          For                            For
       of Director of OAO Tatneft

5.14   Elect Mr. Rais S Khisamov as a Board of Director          Mgmt          For                            For
       of OAO Tatneft

6.1    Elect Mr. Tamara M Vilkova to the revision Committee      Mgmt          For                            For
       the Company

6.2    Elect Mr. Nazilya F Galieva to the revision               Mgmt          For                            For
       Committee the Company

6.3    Elect Mr. Ferdinand R Galiullin to the revision           Mgmt          For                            For
       Committee the Company

6.4    Elect Mr. Venera G Kuzmina to the revision Committee      Mgmt          For                            For
       the Company

6.5    Elect Mr. Nikolai K Lapin to the revision Committee       Mgmt          For                            For
       the Company

6.6    Elect Mr. Galina V Malyazina to the revision              Mgmt          For                            For
       Committee the Company

6.7    Elect Mr. Liliya R Rakhimzyanova to the revision          Mgmt          For                            For
       Committee the Company

6.8    Elect Mr. Alfiya A Sinegaeva to the revision              Mgmt          For                            For
       Committee the Company

7.     Approve Energy Consulting/Audit ZAO as the Company's      Mgmt          For                            For
       Auditor

8.     Amend the Charter of the Company                          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 OAO MOSENERGO                                                                               Agenda Number:  933102547
--------------------------------------------------------------------------------------------------------------------------
        Security:  037376308
    Meeting Type:  Consent
    Meeting Date:  30-Jun-2009
          Ticker:  AOMOY
            ISIN:  US0373763087
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE COMPANY'S 2008 ANNUAL REPORT.              Mgmt          For

02     TO APPROVE THE COMPANY'S ANNUAL FINANCIAL STATEMENTS      Mgmt          For
       INCLUDING THE COMPANY'S PROFIT AND LOSS STATEMENTS
       FOR FINANCIAL YEAR 2008.

03     DISTRIBUTION OF PROFITS RECEIVED BY THE COMPANY           Mgmt          For
       INCLUDING PAYMENT OF 2008 YEAR-END DIVIDEND.

04     TO APPROVE ZAO PRICEWATERHOUSECOOPERS AUDIT               Mgmt          For
       AS THE COMPANY'S AUDITOR.

5A     ELECTION OF MEMBER OF COMPANY'S INTERNAL AUDIT            Mgmt          For
       COMMITTEE: BELOBROV ANDREI VICTOROVICH

5B     ELECTION OF MEMBER OF COMPANY'S INTERNAL AUDIT            Mgmt          For
       COMMITTEE: GOLDOBINA ELENA VLADIMIROVNA

5C     ELECTION OF MEMBER OF COMPANY'S INTERNAL AUDIT            Mgmt          For
       COMMITTEE: ISHUTIN RAFAEL VLADIMIROVICH

5D     ELECTION OF MEMBER OF COMPANY'S INTERNAL AUDIT            Mgmt          For
       COMMITTEE: KABIZSKINA ELENA ALEXANDROVNA

5E     ELECTION OF MEMBER OF COMPANY'S INTERNAL AUDIT            Mgmt          For
       COMMITTEE: KOVALEV VITALY ANATOLYEVICH

5F     ELECTION OF MEMBER OF COMPANY'S INTERNAL AUDIT            Mgmt          For
       COMMITTEE: KUZNETSOV ALEXANDER VYACHESLAVOVICH

5G     ELECTION OF MEMBER OF COMPANY'S INTERNAL AUDIT            Mgmt          For
       COMMITTEE: NAUMENKO EVGENIA SERGEEVNA

5H     ELECTION OF MEMBER OF COMPANY'S INTERNAL AUDIT            Mgmt          For
       COMMITTEE: TIKHOVODOV EVGENY ANATOLYEVICH

5I     ELECTION OF MEMBER OF COMPANY'S INTERNAL AUDIT            Mgmt          For
       COMMITTEE: SHISHKINA IRINA GRIGORIEVNA

07     TO PAY REMUNERATION AND COMPENSATION TO THE               Mgmt          For
       MEMBERS OF THE COMPANY'S BOARD OF DIRECTORS
       IN COMPLIANCE WITH THE REGULATION ON PAYMENT
       OF REMUNERATION AND COMPENSATION TO THE MEMBERS
       OF THE BOARD OF DIRECTORS OF OPEN JOINT STOCK
       COMPANY OF ENERGY AND ELECTRIFICATION MOSENERGO.

08     TO PAY REMUNERATION AND COMPENSATION TO THE               Mgmt          For
       MEMBERS OF THE COMPANY'S INTERNAL AUDIT COMMISSION
       IN COMPLIANCE WITH THE REGULATION ON PAYMENT
       OF REMUNERATION AND COMPENSATION TO THE MEMBERS
       OF THE INTERNAL AUDIT COMMISSION OF OPEN JOINT
       STOCK COMPANY OF ENERGY AND ELECTRIFICATION
       MOSENERGO.

09     TO APPROVE THE NEW VERSION OF THE CHARTER OF              Mgmt          For
       OPEN JOINT STOCK COMPANY OF ENERGY AND ELECTRIFICATION
       MOSENERGO.

10     TO APPROVE THE NEW VERSION OF THE REGULATION              Mgmt          For
       ON THE GENERAL SHAREHOLDERS' MEETING OF OPEN
       JOINT STOCK COMPANY OF ENERGY AND ELECTRIFICATION
       MOSENERGO.

11     TO APPROVE THE NEW VERSION OF THE REGULATION              Mgmt          For
       ON THE BOARD OF DIRECTORS OF OPEN JOINT STOCK
       COMPANY OF ENERGY AND ELECTRIFICATION MOSENERGO.

12     TO APPROVE THE NEW VERSION OF THE REGULATION              Mgmt          For
       ON THE MANAGEMENT BOARD OF OPEN JOINT STOCK
       COMPANY OF ENERGY AND ELECTRIFICATION MOSENERGO.

13     TO APPROVE THE REGULATION ON THE GENERAL DIRECTOR         Mgmt          For
       OF OPEN JOINT STOCK COMPANY OF ENERGY AND ELECTRIFICATION
       MOSENERGO.

14     TO APPROVE THE NEW VERSION OF THE REGULATION              Mgmt          For
       ON THE PROCEDURE FOR DETERMINING THE AMOUNT
       OF REMUNERATION AND COMPENSATION OF THE MEMBERS
       OF THE BOARD OF DIRECTORS OF OPEN JOINT STOCK
       COMPANY OF ENERGY AND ELECTRIFICATION MOSENERGO.




--------------------------------------------------------------------------------------------------------------------------
 OAO MOSENERGO                                                                               Agenda Number:  933121016
--------------------------------------------------------------------------------------------------------------------------
        Security:  037376308
    Meeting Type:  Annual
    Meeting Date:  30-Jun-2009
          Ticker:  AOMOY
            ISIN:  US0373763087
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

6A     TO ELECT BIRYUKOV PETR PAVLOVICH AS BOARD OF              Mgmt          No vote
       DIRECTOR

6B     TO ELECT BUDZULYAK BOGDAN VLADIMIROVICH AS BOARD          Mgmt          No vote
       OF DIRECTOR

6C     TO ELECT GAVRILENKO ANATOLY ANATOLYEVICH AS               Mgmt          No vote
       BOARD OF DIRECTOR

6D     TO ELECT GOLUBEV VALERY ALEXANDROVICH AS BOARD            Mgmt          No vote
       OF DIRECTOR

6E     TO ELECT DOBROV VLADIMIR YURIEVICH AS BOARD               Mgmt          No vote
       OF DIRECTOR

6F     TO ELECT DUSHKO ALEXANDER PAVLOVICH AS BOARD              Mgmt          No vote
       OF DIRECTOR

6G     TO ELECT IGNATOV IGOR VYACHESLAVOVICH AS BOARD            Mgmt          No vote
       OF DIRECTOR

6H     TO ELECT LIPSKY IGOR IOSIFOVICH AS BOARD OF               Mgmt          No vote
       DIRECTOR

6I     TO ELECT MITYUSHOV ALEXEY ALEXANDROVICH AS BOARD          Mgmt          No vote
       OF DIRECTOR

6J     TO ELECT PAVLOVA OLGA PETROVNA AS BOARD OF DIRECTOR       Mgmt          No vote

6K     TO ELECT SELEZNEV KIRILL GENNADIEVICH AS BOARD            Mgmt          No vote
       OF DIRECTOR

6L     TO ELECT SERGEEV VLADIMIR VALENTINOVICH AS BOARD          Mgmt          No vote
       OF DIRECTOR

6M     TO ELECT SILKIN VLADIMIR NIKOLAEVICH AS BOARD             Mgmt          No vote
       OF DIRECTOR

6N     TO ELECT SKLYAROV EVGENY VICTOROVICH AS BOARD             Mgmt          No vote
       OF DIRECTOR

6O     TO ELECT TIKHONOVA MARIA GENNADIEVNA AS BOARD             Mgmt          No vote
       OF DIRECTOR

6P     TO ELECT FEDOROV DENIS VLADIMIROVICH AS BOARD             Mgmt          No vote
       OF DIRECTOR

6Q     TO ELECT SHATSKY PAVEL OLEGOVICH AS BOARD OF              Mgmt          No vote
       DIRECTOR

6R     TO ELECT SHULGINOV NIKOLAY GRIGORIEVICH AS BOARD          Mgmt          No vote
       OF DIRECTOR

6S     TO ELECT YAKOVLEV VITALY GEORGIEVICH AS BOARD             Mgmt          No vote
       OF DIRECTOR

6T     TO ELECT YASHEEHKIN SERGEY VICTOROVICH AS BOARD           Mgmt          No vote
       OF DIRECTOR




--------------------------------------------------------------------------------------------------------------------------
 OGK 2 JSC                                                                                   Agenda Number:  701961559
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7762E106
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  RU000A0JNG55
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, the balance sheet,             Mgmt          For                            For
       the profit and loss statement for the year
       2008, the profit and loss distribution, the
       non payment of dividends for the year 2008

2.     Elect the Board of Directors                              Mgmt          For                            For

3.     Elect the Audit Commission                                Mgmt          For                            For

4.     Approve the External Auditor                              Mgmt          For                            For

5.     Approve the new edition of the Charter of the             Mgmt          For                            For
       Company

6.     Approve the internal documents provision on               Mgmt          For                            For
       the order of the general shareholders meeting
       provision on the order of the Board of Directors
       provision on the order of the General Director
       provision on the order of the Managing Director

7.     Approve the remuneration and the compensation             Mgmt          For                            For
       to be paid to the Members of the Board of Directors

8.     Approve the large scale transaction                       Mgmt          For                            For

9.     Approve the interested parties transactions               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 OGK 3 OJSC                                                                                  Agenda Number:  701776253
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9078Y107
    Meeting Type:  EGM
    Meeting Date:  06-Feb-2009
          Ticker:
            ISIN:  RU000A0HMML6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the early termination of powers of the            Mgmt          For                            For
       Board of Directors of the Company

2.     Elect the Board of Directors of the Company               Mgmt          For                            For

3.     Approve the Charter of the Company in the new             Mgmt          For                            For
       edition

4.     Approve the provision on remuneration and the             Mgmt          For                            For
       compensation to be paid to the Members of the
       Board of Directors of the Company in new edition




--------------------------------------------------------------------------------------------------------------------------
 OGK 3 OJSC                                                                                  Agenda Number:  701966751
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9078Y107
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  RU000A0HMML6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 575831 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the annual report, annual financial               Mgmt          For                            For
       statements, including the profit and loss statement

2.     Approve the allocation of profit [including               Mgmt          For                            For
       dividend payment] and loss of the Company based
       on the results of FY 2008

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Elect the Members to the Auditing Commission              Mgmt          For                            For

5.     Approve the Company's Auditor                             Mgmt          For                            For

6.     Approve the Company's Charter in the new reading          Mgmt          For                            For

7.     Approve to reduce the Company's Charter capital           Mgmt          For                            For
       via redemption of the shares bought out from
       shareholders




--------------------------------------------------------------------------------------------------------------------------
 OGK 6 JSC                                                                                   Agenda Number:  701923282
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7844X106
    Meeting Type:  AGM
    Meeting Date:  08-Jun-2009
          Ticker:
            ISIN:  RU000A0JNG63
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, the annual financial           Mgmt          For                            For
       statements, including the profit and loss statement,
       the distribution of profit [including payment
       [announcement] of dividends, with the exception
       of profit distributed as the dividends for
       first quarter, half year and 9 months] and
       loss of the Company based on the results FY
       2008

2.     Elect the Members of the Board of Directors               Mgmt          For                            For

3.     Elect the Members to the Auditing Commission              Mgmt          For                            For

4.     Approve the Company's Auditor                             Mgmt          For                            For

5.     Approve the Company's Charter in the new reading          Mgmt          For                            For

6.     Approve the internal regulations: provision               Mgmt          For                            For
       on the general meeting, provision on the Director
       General, Provision on Executive Board

7.     Approve the remuneration and the compensation             Mgmt          For                            For
       to be paid for the Members of the Board of
       Directors

8.     Approve the Sale Agreements between OGK-6 and             Mgmt          For                            For
       TGK-1, which are transactions with an interested
       party and can be effected in future in the
       process of ordinary economical activity

9.     Approve the Agreements between OK-6 and GPB,              Mgmt          For                            For
       which are transactions with an interested party
       and can be effected in future in the process
       of ordinary economical activity

10.    Approve the Agreements between OGK-6 and Gazenergoprombank,Mgmt          For                            For
       which are transactions with an interested party
       and can be effected in future in the process
       of ordinary economical activity

11.    Approve a deal on liability insurance of the              Mgmt          For                            For
       Company, the Member of the Company's Executive
       Board, which is transaction with an interested
       party




--------------------------------------------------------------------------------------------------------------------------
 OGK-1 OPEN JT STK CO                                                                        Agenda Number:  701971005
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3031J109
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  RU000A0JNPM1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, the annual accounting          Mgmt          For                            For
       report, profit and losses report, the distribution
       of profit and losses, dividend payments as
       of 2008 FY

2.     Elect the Board of Directors                              Mgmt          For                            For

3.     Elect the Audit Commission                                Mgmt          For                            For

4.     Approve the Auditor                                       Mgmt          For                            For

5.     Approve the new edition of the Charter of the             Mgmt          For                            For
       Company

6.     Approve the remuneration and compensation to              Mgmt          For                            For
       be paid to the Members of the Board of Directors

7.     Approve on transfer of powers of the sole executive       Mgmt          For                            For
       body to the Managing Company

8.     Approve the interested party transactions                 Mgmt          For                            For

9.     Approve the interested party transactions                 Mgmt          For                            For

10.    Approve the interested party transactions                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 OIL & NATURAL GAS CORPORATION LTD                                                           Agenda Number:  701699449
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y64606117
    Meeting Type:  AGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  INE213A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to accept financial statements and Statutory      Mgmt          For                            For
       reports

2.     Approve to confirm interim dividend of INR 18.00          Mgmt          For                            For
       per share and the final dividend of INR 14.00
       per share

3.     Re-appoint Mr. R. K. Pachauri as a Director               Mgmt          For                            For

4.     Re-appoint Mr. B. H. Dholakia as a Director               Mgmt          For                            For

5.     Re-appoint Mr. P. K. Choudhury as a Director              Mgmt          For                            For

6.     Re-appoint Mr. V. P. Singh as a Director                  Mgmt          For                            For

7.     Authorize the Board to fix remuneration of Auditors       Mgmt          For                            For

8.     Appoint D. K. Sarraf as a Director                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 OIL CO LUKOIL                                                                               Agenda Number:  933090639
--------------------------------------------------------------------------------------------------------------------------
        Security:  677862104
    Meeting Type:  Annual
    Meeting Date:  25-Jun-2009
          Ticker:  LUKOY
            ISIN:  US6778621044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE 2008 ANNUAL REPORT OF OAO LUKOIL           Mgmt          For                            For
       AND THE ANNUAL FINANCIAL STATEMENTS, INCLUDING
       INCOME STATEMENTS (PROFIT AND LOSS ACCOUNTS)
       OF THE COMPANY, AND ALSO DISTRIBUTION OF PROFITS
       (INCLUDING THROUGH THE PAYMENT (DECLARATION)
       OF DIVIDENDS) AND LOSSES OF THE COMPANY ON
       THE BASIS OF ANNUAL RESULTS. DETERMINATION
       OF THE SIZE, DATE, FORM AND PROCEDURE OF PAYMENT
       OF DIVIDENDS.

3A     TO ELECT THE AUDIT COMMISSION FROM THE LIST               Mgmt          For                            For
       OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
       OF OAO "LUKOIL" ON 4 FEBRUARY 2009 (MINUTES
       N2 4): IVANOVA, LYUBOV GAVRILOVNA.

3B     TO ELECT THE AUDIT COMMISSION FROM THE LIST               Mgmt          For                            For
       OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
       OF OAO "LUKOIL" ON 4 FEBRUARY, 2009 (MINUTES
       N2 4): KONDRATIEV, PAVEL GENNADIEVICH

3C     TO ELECT THE AUDIT COMMISSION FROM THE LIST               Mgmt          For                            For
       OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
       OF OAO "LUKOIL" ON 4 FEBRUARY, 2009 (MINUTES
       N2 4): NIKITENKO, VLADIMIR NIKOLAEVICH

4A     TO PAY REMUNERATION AND REIMBURSE EXPENSES TO             Mgmt          For                            For
       MEMBERS OF THE BOARD OF DIRECTORS AND THE AUDIT
       COMMISSION OF OAO <<LUKOIL>> ACCORDING TO APPENDIX
       HERETO.

4B     TO DEEM IT APPROPRIATE TO RETAIN THE AMOUNTS              Mgmt          For                            For
       OF REMUNERATION FOR MEMBERS OF THE BOARD OF
       DIRECTORS AND THE AUDIT COMMISSION OF THE COMPANY
       ESTABLISHED BY DECISION OF THE ANNUAL GENERAL
       SHAREHOLDERS MEETING OF OAO "LUKOIL" OF 26
       JUNE 2008 (MINUTES NO. 1).

05     TO APPROVE THE INDEPENDENT AUDITOR OF OAO <<LUKOIL>>      Mgmt          For                            For
       - CLOSED JOINT STOCK COMPANY KPMG.

06     TO APPROVE AMENDMENTS TO THE REGULATIONS ON               Mgmt          For                            For
       THE PROCEDURE FOR PREPARING AND HOLDING THE
       GENERAL SHAREHOLDERS MEETING OF OAO <<LUKOIL>>,
       PURSUANT TO THE APPENDIX HERETO.

07     TO APPROVE AN INTERESTED-PARTY TRANSACTION -              Mgmt          For                            For
       POLICY (CONTRACT) ON INSURING THE LIABILITY
       OF DIRECTORS, OFFICERS AND CORPORATIONS BETWEEN
       OAO "LUKOIL" AND OAO KAPITAL STRAKHOVANIE,
       ON THE TERMS AND CONDITIONS INDICATED IN THE
       APPENDIX HERETO.




--------------------------------------------------------------------------------------------------------------------------
 OIL CO LUKOIL                                                                               Agenda Number:  701963337
--------------------------------------------------------------------------------------------------------------------------
        Security:  677862104
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  US6778621044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 annual report of Oao Lukoil              Mgmt          For                            For
       and the annual financial statements, including
       income statements [profit and loss accounts]
       of the Company, and also distribution of profits
       [including through the payment (declaration)
       of dividends] and losses of the Company on
       the basis of annual results and determination
       of the size, date, form and procedure of payment
       of dividends

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

2.1    Elect Mr. Vagit Yu. Alekperov as a Director               Mgmt          For                            For

2.2    Elect Mr. Igor V. Belikov as a Director                   Mgmt          For                            For

2.3    Elect Mr. Viktor V. Blazheev as a Director                Mgmt          For                            For

2.4    Elect Mr. Donald E. Wallette (Jr.) as a Director          Mgmt          For                            For

2.5    Elect Mr. Valery I. Grayfer as a Director                 Mgmt          For                            For

2.6    Elect Mr. German O. Gref as a Director                    Mgmt          For                            For

2.7    Elect Mr. Igor S. Ivanov as a Director                    Mgmt          For                            For

2.8    Elect Mr. Ravil U. Maganov as a Director                  Mgmt          For                            For

2.9    Elect Mr. Richard H. Matzke as a Director                 Mgmt          For                            For

2.10   Elect Mr. Sergei A. Mikhailov as a Director               Mgmt          For                            For

2.11   Elect Mr. Nikolai A. Tsvetkov as a Director               Mgmt          For                            For

2.12   Elect Mr. Alexander N. Shokhin as a Director              Mgmt          For                            For

3.1    Elect Mr. Lyubov Ivanova as a Member to the               Mgmt          For                            For
       Audit Commission

3.2    Elect Mr. Pavel Kondratyev as a Member to the             Mgmt          For                            For
       Audit Commission

3.3    Elect Mr. Vladimir Nikitenko as a Member to               Mgmt          For                            For
       the Audit Commission

4.1    Approve the disbursement of remuneration to               Mgmt          For                            For
       the Directors and the Members of the Audit
       Commission

4.2    Approve the remuneration of the Directors and             Mgmt          For                            For
       the Members of the Audit Commission at levels
       approved at 26 JUN 2008, AGM

5.     Ratify Zao KPMG as the Auditor                            Mgmt          For                            For

6.     Amend the regulations on the procedure for preparing      Mgmt          For                            For
       and holding the general shareholders meeting
       of Oao Lukoil

7.     Approve the interested-party transaction                  Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 OIL CO LUKOIL                                                                               Agenda Number:  933120937
--------------------------------------------------------------------------------------------------------------------------
        Security:  677862104
    Meeting Type:  Annual
    Meeting Date:  25-Jun-2009
          Ticker:  LUKOY
            ISIN:  US6778621044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

2A     ELECTION OF DIRECTOR: ALEKPEROV, VAGIT YUSUFOVICH         Mgmt          No vote

2B     ELECTION OF DIRECTOR: BELIKOV, IGOR VYACHESLAVOVICH       Mgmt          No vote

2C     ELECTION OF DIRECTOR: BLAZHEEV, VIKTOR VLADIMIROVICH      Mgmt          No vote

2D     ELECTION OF DIRECTOR: WALLETTE (JR.), DONALD              Mgmt          No vote
       EVERT

2E     ELECTION OF DIRECTOR: GRAYFER, VALERY ISAAKOVICH          Mgmt          No vote

2F     ELECTION OF DIRECTOR: GREF, HERMAN OSKAROVICH             Mgmt          No vote

2G     ELECTION OF DIRECTOR: IVANOV, IGOR SERGEEVICH             Mgmt          No vote

2H     ELECTION OF DIRECTOR: MAGANOV, RAVIL ULFATOVICH           Mgmt          No vote

2I     ELECTION OF DIRECTOR: MATZKE, RICHARD HERMAN              Mgmt          No vote

2J     ELECTION OF DIRECTOR: MIKHAILOV, SERGEI ANATOLIEVICH      Mgmt          No vote

2K     ELECTION OF DIRECTOR: TSVETKOV, NIKOLAI ALEXANDROVICH     Mgmt          No vote

2L     ELECTION OF DIRECTOR: SHOKHIN, ALEXANDER NIKOLAEVICH      Mgmt          No vote




--------------------------------------------------------------------------------------------------------------------------
 OIL REFINERIES LTD                                                                          Agenda Number:  701664496
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7521B106
    Meeting Type:  EGM
    Meeting Date:  13-Aug-2008
          Ticker:
            ISIN:  IL0025902482
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the transaction with Israel Petrochemical         Mgmt          For                            For
       Enterprises Limited, which is regarded as an
       Interested Party, by which, on completion of
       the transaction: Petrochemical will sell to
       the Company, 50% of Carmel Ulpinim [following
       which the Company will own 100% of Carmel Ulpinim]
       in consideration for the issue to Petrochemical
       of shares of the Company, which following the
       issue will constitute 20.53% of the undiluted
       share capital of the Company; the Company will
       sell to Petrochemical 3,741,680 shares of Petrochemical
       [12.9% of Petrochemical] in consideration for
       USD 40 million; the Company will distribute
       between its shareholders a first dividend to
       USD 60 million followed by a resolutions to
       distribute a second dividend of USD 100 million;
       the shares to be issued to Petrochemical will
       participate in the second dividend

2.     Approve to increase the registered share capital          Mgmt          For                            For
       of the Company by NIS 1 billion

3.     Amend the Articles of the Company so as confer            Mgmt          For                            For
       upon the Board [instead of general meeting]
       the authority to approve distribution of dividends

4.     Amend the Articles so as revoke the prohibition           Mgmt          For                            For
       of the purchase of the shares of the Company
       by a Subsidiary or Controlled Company




--------------------------------------------------------------------------------------------------------------------------
 OIL REFINERIES LTD                                                                          Agenda Number:  701776467
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7521B106
    Meeting Type:  AGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  IL0025902482
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       06 JAN 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.1    Re-appoint Mr. Yossi Rosen as a Company Director          Mgmt          For                            For

1.2    Re-appoint Mr. Avisar Paz as a Company Director           Mgmt          For                            For

1.3    Re-appoint Mr. Ran Croll as a Company Director            Mgmt          For                            For

1.4    Re-appoint Ms. Nehama Ronen as a Company Director         Mgmt          For                            For

1.5    Re-appoint Mr. Ory Slonim as a Company Director           Mgmt          For                            For

1.6    Re-appoint Mr. Uzi Natanel as a Company Director          Mgmt          For                            For

2.     Re-appoint the auditing firm KPMG Somekh Chaikin          Mgmt          For                            For
       as the Company's Auditors up to the date of
       the next AGM and authorize the Company's Board
       of Directors to determine the above Auditors'
       fees

3.     Approve the deletion of Article 98 of the Company's       Mgmt          For                            For
       Articles

4.     Amend the Company's Articles [excluding the               Mgmt          For                            For
       resolution regarding the deleting of Article
       98 mentioned in Resolution 3 of the agenda]

5.     Amend the Company's Memorandum of Association             Mgmt          For                            For
       by replacing Clause 2 to the Memorandum as
       specified

6.     Approve the discussion of the Company's financial         Mgmt          For                            For
       statements, the Board of Directors' report,
       and the Company's periodic report for 2007,
       including a report of the Board of Directors
       on the Auditor's fees for 2007




--------------------------------------------------------------------------------------------------------------------------
 OJSC MMC NORILSK NICKEL                                                                     Agenda Number:  701781507
--------------------------------------------------------------------------------------------------------------------------
        Security:  46626D108
    Meeting Type:  EGM
    Meeting Date:  26-Dec-2008
          Ticker:
            ISIN:  US46626D1081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      To terminate pre-term the powers of the Board             Mgmt          For                            For
       of Directors of OJSC MMC Norilsk Nickel.

       Please be advised that cumulative voting applies          Non-Voting    No vote
       to resolution 2.  You may vote for one or two
       or more directors as you choose. If you have
       any questions; please contact your Client Service
       Representative for more information.  Thank
       You.

2.1    Elect Guerman R. Aliev as Director.                       Mgmt          For                            For

2.2    Elect Dmitry O. Afanasyev as Director.                    Mgmt          For                            For

2.3    Elect Sergey L. Batekhin as Director.                     Mgmt          For                            For

2.4    Elect Tye Winston Burt as Director.                       Mgmt          For                            For

2.5    Elect Andrey E. Bougrov as Director.                      Mgmt          For                            For

2.6    Elect Alexander S. Bulygin as Director.                   Mgmt          For                            For

2.7    Elect Alexander S. Voloshin as Director.                  Mgmt          For                            For

2.8    Elect James Goodwin as Director.                          Mgmt          For                            For

2.9    Elect Guy de Selliers de Moranville as Director.          Mgmt          For                            For

2.10   Elect Luca Cordero di Montezemolo as Director.            Mgmt          For                            For

2.11   Elect Andrey A. Klishas as Director.                      Mgmt          For                            For

2.12   Elect Valery A. Matvienko as Director.                    Mgmt          For                            For

2.13   Elect Bradford Allan Mills as Director.                   Mgmt          For                            For

2.14   Elect Ardavan Moshiri as Director.                        Mgmt          For                            For

2.15   Elect Alexander Polevoy as Director.                      Mgmt          For                            For

2.16   Elect Mikhail D. Prokhorov as Director.                   Mgmt          For                            For

2.17   Elect Maxim M. Sokov as Director.                         Mgmt          For                            For

2.18   Elect Vladislav A. Soloviev as Director.                  Mgmt          For                            For

2.19   Elect Vladimir I. Strzhalkovsky as Director.              Mgmt          For                            For

2.20   Elect Sergey V. Chemazov as Director.                     Mgmt          For                            For

2.21   Elect Anton V. Cherny as Director.                        Mgmt          For                            For

2.22   Elect John Gerard Holden as Director.                     Mgmt          For                            For

2.23   Elect Heinz C. Schimmelbusch as Director.                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 OJSC OC ROSNEFT                                                                             Agenda Number:  701972728
--------------------------------------------------------------------------------------------------------------------------
        Security:  67812M207
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  US67812M2070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company annual report                         Mgmt          For                            For

2.     Approve the Company annual accounting statements,         Mgmt          For                            For
       including profit and loss statements [profit
       and loss accounts]

3.     Approve the distribution of the Company profits           Mgmt          For                            For
       based on the results of the year 2008

4.     Approve the amounts, timing, and form of payment          Mgmt          For                            For
       of dividends in accordance with the results
       of the year 2008

5.     Approve the remuneration and reimbursement of             Mgmt          For                            For
       expenses for Members of the Board of Directors
       of the Company

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.

6.1    Elect Mr. Bogdanov Vladimir Leonidovich as a              Mgmt          For                            For
       Member of the Board of Director of the Company

6.2    Elect Mr. Bogdanchikov Sergey Mikhailovich as             Mgmt          For                            For
       a Member of the Board of Director of the Company

6.3    Elect Mr. Kostin Andrey Leonidovich as a Member           Mgmt          For                            For
       of the Board of Director of the Company

6.4    Elect Mr. Nekipelov Alexander Dmitrievich as              Mgmt          For                            For
       a Member of the Board of Director of the Company

6.5    Elect Mr. Petrov Youriy Alexandrovich as a Member         Mgmt          For                            For
       of the Board of Director of the Company

6.6    Elect Mr. Reous Andrey Georgievich as a Member            Mgmt          For                            For
       of the Board of Director of the Company

6.7    Elect Mr. Rudloff Hans-Joerg as a Member of               Mgmt          For                            For
       the Board of Director of the Company

6.8    Elect Mr. Sechin Igor Ivanovich as a Member               Mgmt          For                            For
       of the Board of Director of the Company

6.9    Elect Mr. Tokarev Nikolay Petrovich as a Member           Mgmt          For                            For
       of the Board of Director of the Company

7.1    Elect Mr. Kobzev Andrey Nikolaevich as a Members          Mgmt          For                            For
       of the Internal Audit Commission of the Company

7.2    Elect Mr. Korovkina Irina Feodorovna as a Member          Mgmt          For                            For
       of the Internal Audit Commission of the Company

7.3    Elect Mr. Ozerov Sergey Mikhailovich as a Member          Mgmt          For                            For
       of the Internal Audit Commission of the Company

7.4    Elect Mr. Fisenko Tatiana Vladimirovna as a               Mgmt          For                            For
       Member of the Internal Audit Commission of
       the Company

7.5    Elect Mr. Yugov Alexander Sergeevich as a Member          Mgmt          For                            For
       of the Internal Audit Commission of the Company

8.     Approve the External Auditor of the Company               Mgmt          For                            For

9.     Approve the revised edition of the Company Charter        Mgmt          For                            For

10.    Approve the revised edition of the regulation             Mgmt          For                            For
       on General Shareholders Meeting of the Company

11.    Approve the revised edition of the regulation             Mgmt          For                            For
       on the Board of Directors of the Company

12.    Approve the revised edition of the regulation             Mgmt          For                            For
       on Collective Executive Body [Management Board]
       of the Company

13.    Approve the revised edition of the regulation             Mgmt          For                            For
       on Single Executive Body [President] of the
       Company

14.    Approve the revised edition of the regulation             Mgmt          For                            For
       on Internal Audit Commission of the Company

15.1a  Approve, the providing by OOO "RN-Yuganskneftegas"        Mgmt          For                            For
       of the services to the Company on production
       at oil and gas fields, the licenses for development
       thereof held by the Company: production of
       oil in the quantity of 66,619.0 thousand tons
       and production of associated gas in the quantity
       of 4,125.0 million cubic meters for the overall
       maximum amount of 97,140,972.6 thousand roubles
       and on transfer of produced resources of hydrocarbons
       to the Company for further distribution

15.1b  Approve the sales of oil products by the Company          Mgmt          For                            For
       in the quantity of 1,650.2 thousand tons for
       the overall maximum amount of 61,238,347.8
       thousand roubles to OOO "RN-Vostoknefteproduct"

15.1c  Approve, the providing by OJSC AK "Transneft"             Mgmt          For                            For
       the services to the Company on transportation
       of crude oil by long-distance pipelines in
       the quantity of 115,000.0 thousand tons for
       a fee not exceeding the overall maximum amount
       of 140,000,000.0 thousand roubles in the year
       2010

15.1d  Approve the execution by the Company of the               Mgmt          For                            For
       General Agreement with OJSC "VBRR" on the general
       terms and conditions of deposit transactions
       and transactions within this General Agreement
       on deposit by the Company of its cash funds
       in roubles, and/or in USA dollars, and/or in
       EURO at accounts with OJSC "VBRR" for the maximum
       amount of 306,000,000.0 thousand roubles at
       the specified terms and conditions: term 'from
       one day to one year; interest rate: for roubles
       'no less than Mosibor for the respective term
       minus 20%; for USA dollars 'no less than Libor
       [USA dollars] for the respective term minus
       10%; for EURO 'no less than Libor [EURO] for
       the respective term minus 10%

15.1e  Approve the execution by the Company of the               Mgmt          For                            For
       General Agreement with OJSC Bank VTB on general
       terms and conditions of deposit transactions
       and transactions within this General Agreement
       on deposit by the Company of its cash funds
       in roubles, and/or in USA dollars, and/or in
       EURO at accounts with OJSC Bank VTB for the
       maximum amount of 493,000,000.0 thousand roubles
       at the specified terms and conditions: term
       from one day to one year; interest rate: for
       roubles no less than Mosibor for the respective
       term minus 20%; for USA dollars no less than
       Libor [USA dollars] for the respective term
       minus 10%; for EURO no less than Libor [EURO]
       for the respective term minus 10%

15.1f  Approve the execution by the Company of the               Mgmt          For                            For
       General Agreement with OJSC "VBRR" on general
       terms and conditions of foreign currency exchange
       transactions and transactions within this General
       Agreement on purchase and sales of foreign
       currency [forex transactions] with the following
       currency pairs: USA dollar/rouble, EURO/rouble,
       EURO/USA dollar for the overall maximum amount
       of 238,000,000.0 thousand roubles at the following
       exchange rates: for transactions with the USA
       dollar/rouble pair no less than weighted average
       rate at MICEX as at the day of settlements
       minus 0.7 roubles, for transactions with the
       EURO/rouble pair no less than weighted average
       rate at MICEX as at the day of settlements
       minus 0.8 roubles, for transactions with the
       EURO/USA dollar pair no less than weighted
       average rate at MICEX as at the day of settlements
       minus 0.5 EURO

15.1g  Approve the execution by the Company of the               Mgmt          For                            For
       General Agreement with OJSC Bank VTB on general
       terms and conditions of foreign currency exchange
       transactions with the use of "Reuter Dealing"
       / "BS-Client" systems and transactions within
       this General Agreement on sales and purchase
       of foreign currency [forex transactions] with
       the following currency pairs: USA dollar/rouble,
       EURO/rouble, EURO/USA dollar for the overall
       maximum amount of 578,000,000.0 thousand roubles
       at the following exchange rates: for transactions
       with the USA dollar/rouble pair no less than
       weighted average rate at MICEX as at the day
       of settlements minus 0.7 roubles, for transactions
       with the EURO/rouble pair no less than weighted
       average rate at MICEX as at the day of settlements
       minus 0.8 roubles, for transactions with the
       EURO/USA dollar pair no less than weighted
       average rate at MICEX as at the day of settlements
       minus 0.5 EURO

15.1h  Approve the execution by the Company of the               Mgmt          For                            For
       Agreement with OJSC Bank VTB on procedure for
       execution of credit transactions with the use
       of "Reuter Dealing" system and also on performing
       transactions within this Agreement on receiving
       by the Company of loans from OJSC Bank VTB
       in roubles, and/or in USA dollars, and/or in
       EURO for the overall maximum amount of 216,000,000.0
       thousand roubles at the following terms and
       conditions: term: up to 30 days; interest rate:
       for roubles no higher than Mosibor for the
       respective term plus 20%; for USA dollars no
       higher than Libor for the respective term plus
       10%; for EURO no higher than Libor for the
       respective term plus 5%

15.2   Approve the execution of Oil Delivery Agreement           Mgmt          For                            For
       between Rosneft and Transneft [the Delivery
       Agreement] as a related party transaction,
       whereby Rosneft shall provide delivery of crude
       oil to Transneft

16.    Approve the major transaction                             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 OJSC OC ROSNEFT                                                                             Agenda Number:  701946963
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7394C106
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  RU000A0J2Q06
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 558410 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THE SHAREHOLDERS WHO VOTE AGAINST        Non-Voting    No vote
       THE LARGE SCALE TRANSACTION OR DO NOT PARTICIPATE
       IN VOTING WILL BE GRANTED WITH THE RIGHT TO
       SELL THE SHARES OWNED BY THEM BACK TO THE COMPANY,
       THE REPURCHASE PRICE IS FIXED AT RUB 157.00
       PER ORDINARY SHARE. IF THE FUNDS NEEDED FOR
       THE REPURCHASE OF THE TOTAL AMOUNT OF SHARES
       REPRESENTED BY SHAREHOLDERS REPURCHASE DEMANDS
       EXCEED 10% OF THE COMPANY'S NET ASSETS, THE
       DEMANDS WILL BE EXECUTED ON PRO RATA BASIS,
       20% TAX CAN BE WITHHELD FROM TENDER PROCEED
       OF NON RESIDENT SHAREHOLDER IN CASE THE IMMOVABLE
       PROPERTY VALUE OF THE ISSUER COMPANY IS MORE
       THEN 50% OF COMPANY'S ASSETS VALUE, TO CONSIDER
       THE POSSIBILITY OF DOUBLE TAXATION AVOIDANCE
       PLEASE CONSULT YOUR TAX ADVISOR. THANK YOU.

1.     Approve the 2008 annual report of the Company             Mgmt          For                            For

2.     Approve the annual accounting statements, including       Mgmt          For                            For
       the profit and loss reports [P and L accounts]
       of the Company

3.     Approve the distribution of Profit of the Company         Mgmt          For                            For
       based on the results of 2008

4.     Approve, regarding the Amount of period and               Mgmt          For                            For
       form of payment of dividends bases on the results
       of 2008

5.     Approve, regarding the Remuneration and Compensation      Mgmt          For                            For
       payments to the Members of the Board of Directors
       of the Company

6.     Elect the Members of the Board of Directors               Mgmt          For                            For
       of the Company

7.     Elect the Members of the Audit Commission of              Mgmt          For                            For
       the Company

8.     Approve the External Auditor of the Company               Mgmt          For                            For

9.     Approve the revised Company Charter                       Mgmt          For                            For

10.    Approve the revised regulation on the shareholders        Mgmt          For                            For
       meeting

11.    Approve the revised regulation on the Board               Mgmt          For                            For
       of Directors

12.    Approve the revised regulation on the Management          Mgmt          For                            For
       Board of the Company

13.    Approve the revised regulation on the General             Mgmt          For                            For
       Director of the Company

14.    Approve the revised regulation on the Audit               Mgmt          For                            For
       Commission of the Company

15.    Approve the number of interested party transactions       Mgmt          For                            For

16.    Approve the large-amount transaction                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 OJSC POLYUS GOLD                                                                            Agenda Number:  932966445
--------------------------------------------------------------------------------------------------------------------------
        Security:  678129107
    Meeting Type:  Special
    Meeting Date:  10-Nov-2008
          Ticker:  OPYGY
            ISIN:  US6781291074
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      REMUNERATION AND REIMBURSEMENT OF EXPENSES OF             Mgmt          For
       INDEPENDENT DIRECTORS-MEMBERS OF THE BOARD
       OF DIRECTORS TO: 1) DETERMINE THAT MEMBERS
       OF OJSC POLYUS GOLD BOARD OF DIRECTORS V.N.
       BRAIKO AND ROBERT BUCHAN SHALL BE PAID REMUNERATION
       IN THE AMOUNT OF 937,500 PER QUARTER EACH.
       2) RESOLVE THAT SHOULD AN "INDEPENDENT DIRECTOR"
       BE ELECTED CHAIRMAN OF THE AUDIT COMMITTEE
       OR STAFF.

II     TO APPROVE PARTICIPATION OF OJSC POLYUS GOLD              Mgmt          For                            For
       IN THE NON-PROFIT ORGANIZATION-ALL-RUSSIA INTERSECTORAL
       ASSOCIATION OF EMPLOYERS PRODUCERS OF NICKEL
       AND PRECIOUS METALS BY JOINING IT AS A MEMBER.




--------------------------------------------------------------------------------------------------------------------------
 OJSC POLYUS GOLD                                                                            Agenda Number:  933066272
--------------------------------------------------------------------------------------------------------------------------
        Security:  678129107
    Meeting Type:  Annual
    Meeting Date:  15-May-2009
          Ticker:  OPYGY
            ISIN:  US6781291074
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE 2008 ANNUAL REPORT OF OJSC POLYUS          Mgmt          For                            For
       GOLD, THE 2008 RAS FINANCIAL STATEMENTS OF
       OJSC POLYUS GOLD, INCLUDING PROFIT AND LOSS
       STATEMENT.

02     DISTRIBUTION OF PROFITS AND LOSSES OF OJSC POLYUS         Mgmt          For                            For
       GOLD FOR 2008, INCLUDING DIVIDEND PAYMENT ON
       SHARES IN OJSC POLYUS GOLD FOR 2008: NOT TO
       DECLARE DIVIDEND ON SHARES IN OJSC POLYUS GOLD
       UPON THE 2008 COMPANY'S FINANCIAL RESULTS.

4A     TO ELECT AS MEMBER OF THE AUDIT COMMISSION OF             Mgmt          For
       OJSC POLYUS GOLD: ANDREY A. ZAITSEV - HEAD
       OF PLANNING AND BUDGETING DEPARTMENT, CJSC
       POLYUS

4B     TO ELECT AS MEMBER OF THE AUDIT COMMISSION OF             Mgmt          For
       OJSC POLYUS GOLD: MIKHAIL YU. ZATSEPIN - HEAD
       OF INVESTMENT PLANNING AND ANALYSIS DEPARTMENT,
       CJSC POLYUS

4C     TO ELECT AS MEMBER OF THE AUDIT COMMISSION OF             Mgmt          For
       OJSC POLYUS GOLD: DMITRY A. MAYOROV - LEAD
       SPECIALIST OF PLANNING AND BUDGET CONTROL DEPARTMENT,
       CJSC POLYUS

4D     TO ELECT AS MEMBER OF THE AUDIT COMMISSION OF             Mgmt          For
       OJSC POLYUS GOLD: GEORGIY E. SVANIDZE - DEPUTY
       DIRECTOR FOR FINANCE, LLC "INTEGRATED FINANCIAL
       SYSTEMS"

4E     TO ELECT AS MEMBER OF THE AUDIT COMMISSION OF             Mgmt          For
       OJSC POLYUS GOLD: OLGA YU. ROMPEL - ADVISER,
       CJSC POLYUS

4F     TO ELECT AS MEMBER OF THE AUDIT COMMISSION OF             Mgmt          For
       OJSC POLYUS GOLD: OLEG E. CHERNEY - HEAD OF
       DOCUMENTARY OPERATIONS UNIT OF FINANCE DEPARTMENTS
       OF CJSC POLYUS

4G     TO ELECT AS MEMBER OF THE AUDIT COMMISSION OF             Mgmt          For
       OJSC POLYUS GOLD: ALEXEY S. SHAIMARDANOV -
       DIRECTOR FOR INTERNATIONAL REPORTING, CJSC
       POLYUS

05     TO APPROVE LLC ROSEXPERTIZA AS THE COMPANY'S              Mgmt          For                            For
       RAS AUDITOR FOR 2009.

06     TO DETERMINE THE VALUE (INSURANCE PREMIUM) OF             Mgmt          For                            For
       LIABILITY INSURANCE FOR MEMBERS OF THE BOARD
       OF DIRECTORS OF OJSC POLYUS GOLD WITH A TOTAL
       LIMIT OF LIABILITY NOT EXCEEDING US$ 50,000,000
       IN THE AMOUNT NOT EXCEEDING US$ 300,000.

07     TO APPROVE THE DIRECTORS' AND OFFICERS' LIABILITY         Mgmt          For                            For
       INSURANCE POLICY FOR MEMBERS OF THE BOARD OF
       DIRECTORS OF OJSC POLYUS GOLD, BEING A RELATED
       PARTY TRANSACTION WITH ALL MEMBERS OF THE BOARD
       OF DIRECTORS AS BENEFICIARY PARTIES, WITH A
       RUSSIAN INSURANCE COMPANY FOR A TERM OF ONE
       YEAR, WITH A TOTAL LIMIT OF LIABILITY NOT EXCEEDING
       US$ 50,000,000 AND INSURANCE PREMIUM NOT EXCEEDING
       US$ 300,000.

08     REMUNERATION AND REIMBURSEMENT OF EXPENSES OF             Mgmt          For                            For
       THE MEMBERS OF THE BOARD OF DIRECTORS OF OJSC
       POLYUS GOLD. 1) TO DETERMINE THAT VELERY N.
       BRAIKO, LORD PATRICK GILLFORD AND ROBERT BUCHAN,
       ARE ENTITLED TO REMUNERATION IN AMOUNT OF 4,940,000
       RUBLES EACH, 2) TO DETERMINE THAT MEMBERS OF
       OJSC POLYUS GOLD BOARD WHO WILL BE RECOGNIZED
       AS INDEPENDENT BY COMPANY'S BOARD IN ACCORDANCE
       WITH REQUIREMENTS OF PARAGRAPH 6.2.8. OF COMPANY'S
       CHARTER, 3) TO RESOLVE THAT SHOULD AN "INDEPENDENT
       DIRECTOR" BE ELECTED CHAIRMAN OF AUDIT COMMITTEE
       OR STAFF AND REMUNERATION COMMITTEE.

09     TO APPROVE PARTICIPATION OF OJSC POLYUS GOLD              Mgmt          For                            For
       IN THE NON-PROFIT ORGANIZATION - ALL-RUSSIA
       INTERSECTORAL ASSOCIATION OF EMPLOYERS PRODUCERS
       OF NICKEL AND PRECIOUS METALS BY JOINING IT
       AS A MEMBER.




--------------------------------------------------------------------------------------------------------------------------
 OJSC POLYUS GOLD                                                                            Agenda Number:  933120898
--------------------------------------------------------------------------------------------------------------------------
        Security:  678129107
    Meeting Type:  Annual
    Meeting Date:  15-May-2009
          Ticker:  OPYGY
            ISIN:  US6781291074
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

3A     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: ANTON B. AVERIN

3B     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: ROBERT BUCHAN

3C     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: VALERY N. BRAIKO

3D     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: PAVEL S. GRACHEV

3E     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: EDUARD V. EREMYAN

3F     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: MARIANNA A. ZAKHAROVA

3G     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: EVGENY I. IVANOV

3H     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: ANDREY V. LEBEDEV

3I     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: OLEG YU. LIPATOV

3J     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: LORD PATRICK GILLFORD

3K     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: ALEXANDER I. MOSIONZHIK

3L     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: MIKHAIL D. PROKHOROV

3M     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: ANDREY M. RODIONOV

3N     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: ALEXANDER YU. ROMANOV

3O     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: VALERIY V. RUDAKOV

3P     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: ZUMRUD H. RUSTAMOVA

3Q     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: EKATERINA M. SALNIKOVA

3R     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: VALERY V. SENKO

3S     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: MAXIM V. FINSKIY

3T     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: ANTON V. CHERNY

3U     TO ELECT THE MEMBER OF BOARD OF DIRECTOR OF               Mgmt          No vote
       OJSC POLYUS GOLD: CHRISTOPHE FRANCOIS CHARLIER




--------------------------------------------------------------------------------------------------------------------------
 OJSC SURGUTNEFTEGAS                                                                         Agenda Number:  933111990
--------------------------------------------------------------------------------------------------------------------------
        Security:  868861204
    Meeting Type:  Annual
    Meeting Date:  27-Jun-2009
          Ticker:  SGTZY
            ISIN:  US8688612048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE OJSC "SURGUTNEFTEGAS" ANNUAL REPORT            Mgmt          For
       FOR 2008.

02     TO APPROVE ANNUAL ACCOUNTING STATEMENTS OF OJSC           Mgmt          For
       "SURGUTNEFTEGAS", INCLUDING PROFIT AND LOSS
       STATEMENT FOR 2008".

03     TO APPROVE THE DISTRIBUTION OF PROFIT (LOSS)              Mgmt          For
       OF OJSC "SURGUTNEFTEGAS" FOR 2008. TO DECLARE
       DIVIDEND PAYMENT FOR 2008: FOR A PREFERRED
       SHARE OF OJSC "SURGUTNEFTEGAS" - 1.326 RUBLES,
       FOR AN ORDINARY SHARE OF OJSC "SURGUTNEFTEGAS"
       - 0.6 RUBLES: DIVIDEND PAYMENT SHALL BE CARRIED
       OUT IN ACCORDANCE WITH THE PROCEDURE RECOMMENDED
       BY THE BOARD OF DIRECTORS. THE DATE WHEN DIVIDEND
       PAYMENT IS COMMENCED IS JULY 01, 2009. THE
       DATE WHEN DIVIDEND PAYMENT IS TERMINATED IS
       AUGUST 26, 2009.

5A     TO ELECT TO THE AUDITING COMMITTEE OF OJSC "SURGUTNEFTEGAS":Mgmt          For
       KOMAROVA VALENTINA PANTELEEVNA

5B     TO ELECT TO THE AUDITING COMMITTEE OF OJSC "SURGUTNEFTEGAS":Mgmt          For
       OLEYNIK TAMARA FEDOROVNA

5C     TO ELECT TO THE AUDITING COMMITTEE OF OJSC "SURGUTNEFTEGAS":Mgmt          For
       POZDNYAKOVA VERA ALEKSANDROVNA

06     TO APPROVE LIMITED LIABILITY COMPANY "ROSEKSPERTIZA"      Mgmt          For
       AS THE AUDITOR OF OJSC "SURGUTNEFTEGAS" FOR
       2009.

07     TO APPROVE TRANSACTIONS WHICH MAY BE CONDUCTED            Mgmt          For
       IN THE FUTURE BETWEEN OJSC "SURGUTNEFTEGAS"
       AND ITS AFFILIATED PARTIES IN THE COURSE OF
       GENERAL BUSINESS ACTIVITY OF OJSC "SURGUTNEFTEGAS",
       PROVIDED THAT THE ABOVE-MENTIONED TRANSACTIONS
       COMPLY WITH THE FOLLOWING REQUIREMENTS: THE
       TRANSACTION IS AIMED AT PERFORMING THE TYPES
       OF ACTIVITIES STIPULATED BY THE CHARTER OF
       OJSC "SURGUTNEFTEGAS", ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 OJSC SURGUTNEFTEGAS                                                                         Agenda Number:  933121066
--------------------------------------------------------------------------------------------------------------------------
        Security:  868861204
    Meeting Type:  Annual
    Meeting Date:  27-Jun-2009
          Ticker:  SGTZY
            ISIN:  US8688612048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

4A     TO ELECT TO THE BOARD OF DIRECTORS: ANANIEV               Mgmt          No vote
       SERGEI ALEKSEEVICH

4B     TO ELECT TO THE BOARD OF DIRECTORS: BOGDANOV              Mgmt          No vote
       VLADIMIR LEONIDOVICH

4C     TO ELECT TO THE BOARD OF DIRECTORS: BULANOV               Mgmt          No vote
       ALEXANDER NIKOLAEVICH

4D     TO ELECT TO THE BOARD OF DIRECTORS: GORBUNOV              Mgmt          No vote
       IGOR NIKOLAEVICH

4E     TO ELECT TO THE BOARD OF DIRECTORS: DRUCHININ             Mgmt          No vote
       VLADISLAV EGOROVICH

4F     TO ELECT TO THE BOARD OF DIRECTORS: EGOROV OLEG           Mgmt          No vote
       YURIEVICH

4G     TO ELECT TO THE BOARD OF DIRECTORS: EROKHIN               Mgmt          No vote
       VLADIMIR PETROVICH

4H     TO ELECT TO THE BOARD OF DIRECTORS: MATVEEV               Mgmt          No vote
       NIKOLAI IVANOVICH

4I     TO ELECT TO THE BOARD OF DIRECTORS: MEDVEDEV              Mgmt          No vote
       NIKOLAI YAKOVLEVICH

4J     TO ELECT TO THE BOARD OF DIRECTORS: REZYAPOV              Mgmt          No vote
       ALEXANDER FILIPPOVICH




--------------------------------------------------------------------------------------------------------------------------
 OLD MUTUAL PLC, LONDON                                                                      Agenda Number:  701873994
--------------------------------------------------------------------------------------------------------------------------
        Security:  G67395106
    Meeting Type:  AGM
    Meeting Date:  07-May-2009
          Ticker:
            ISIN:  GB0007389926
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report and the accounts             Mgmt          For                            For
       for the YE 31 DEC 2008

2.i    Elect Mr. Philip A.J. Broadley as a Director              Mgmt          For                            For

2.ii   Re-elect Mr. Rudy Bogni as a Director                     Mgmt          For                            For

2.iii  Re-elect Mr. Reuel J. Khoza as a Director                 Mgmt          For                            For

2.iv   Re-elect Mr. Julian V.F. Roberts as a Director            Mgmt          For                            For

3.     Re-appoint KPMG Audit plc as the Auditors of              Mgmt          For                            For
       the Company

4.     Authorize the Group Audit and Risk Committee              Mgmt          For                            For
       to fix the remuneration of the Auditors

5.     Approve the remuneration report                           Mgmt          For                            For

6.     Grant authority to issue of equity or equity-linked       Mgmt          Against                        Against
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 52,767,000

S.7    Grant authority to issue of equity or equity-linked       Mgmt          Against                        Against
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 26,383,000

S.8    Grant authority to market repurchase 527,670,000          Mgmt          For                            For
       ordinary shares

S.9    Approve the contingent purchase contracts relating        Mgmt          For                            For
       to purchases of the shares on the JSE Limited
       and on the Malawi, Namibian and Zimbabwe Stock
       Exchanges

S.10   Approve that a general meeting other than an              Mgmt          For                            For
       AGM may be called on not less than 14 clear
       days' notice




--------------------------------------------------------------------------------------------------------------------------
 OLOVNO-ZINCOV COMPLEX JSC, KURDZHALI                                                        Agenda Number:  701960470
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5965N105
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  BG11OLKAAT10
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       22 JUL 2009 AT 11.00 A.M. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Adopt the report of the Management Board of               Mgmt          For                            For
       the Company about the activity of the Company
       during 2008

2.     Adopt the report of the Chartered Accountant              Mgmt          For                            For
       on the annual financial report of the Company
       for 2008

3.     Adopt the report of the Audit Committee for               Mgmt          For                            For
       the Company's activity during 2008

4.     Adopt the 2008 annual financial report of the             Mgmt          For                            For
       Company and the report about the Management
       of the Company pursuant to Article 33 of the
       Accountancy Act

5.     Receive the report of the investor relations              Mgmt          For                            For
       Director about his 2008 activity

6.     Approve the profit allocation decision for 2008           Mgmt          For                            For
       and not to distribute the profit from the activity
       for 2008

7.     Elect the Chartered Accountant for audit and              Mgmt          For                            For
       certification of the annual financial report
       for 2009

8.     Approve the exemption from liability of the               Mgmt          For                            For
       Members of the Management and Supervisory Boards
       for their activity in 2008

9.     Authorize the Management Board to buy assets              Mgmt          For                            For
       on amount by estimate of the Management Board
       and approve the Supervisory Board

10.    Amend the Articles of Association                         Mgmt          For                            For

11.    Amend the make up of the Supervisory Board and            Mgmt          For                            For
       setting up the amount of the remuneration and
       the amount of the guarantee for managing of
       the Members of the Supervisory and the Management
       Board




--------------------------------------------------------------------------------------------------------------------------
 OLYMPIC ENTERTAINMENT GROUP AS, TALLINN                                                     Agenda Number:  701675716
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5935S101
    Meeting Type:  EGM
    Meeting Date:  14-Aug-2008
          Ticker:
            ISIN:  EE3100084021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect Mr. Armin Karu as a Member of the Supervisory       Mgmt          For                            For
       Board

2.     Elect Mr. Mart Relve as a Member of the Supervisory       Mgmt          For                            For
       Board

3.     Approve to recall Mr. Kaia Karu from the Supervisory      Mgmt          For                            For
       Board




--------------------------------------------------------------------------------------------------------------------------
 OLYMPIC ENTERTAINMENT GROUP AS, TALLINN                                                     Agenda Number:  701953956
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5935S101
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  EE3100084021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report                                 Mgmt          For                            For

2.     Approve the distribution of the profit [No Dividends]     Mgmt          For                            For

3.     Approve to recall the Members of the Supervisory          Mgmt          For                            For
       Board

4.     Appoint the Auditor                                       Mgmt          For                            For

5.     Approve the remuneration of the chairman of               Mgmt          For                            For
       the Supervisory Board




--------------------------------------------------------------------------------------------------------------------------
 OLYMPIC GROUP FINANCIAL INVESTMENT COMPANY S.A.E.                                           Agenda Number:  701830879
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7523J107
    Meeting Type:  OGM
    Meeting Date:  12-Mar-2009
          Ticker:
            ISIN:  EGS69031C010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 538766 DUE TO DELETION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the Board of Directors report and its             Mgmt          No Action
       financial positions for the FYE 31 DEC 08

2.     Approve the Board of Auditors report and its              Mgmt          No Action
       financial statement for the FYE 31 DEC 08

3.     Approve the financial statement for the YE 31             Mgmt          No Action
       DEC 08

4.     Approve to release of Board of Directors responsibility   Mgmt          No Action
       upon the FYE 31 DEC 08 and to decide the allowances
       paid to them for attending the meetings

5.     Approve the Board of Directors formation                  Mgmt          No Action

6.     Approve to pay dividends                                  Mgmt          No Action

7.     Re-appoint the Auditors for the new FY 2009               Mgmt          No Action
       and authorize the Board of Directors to decide
       their fees

8.     Authorize the Board of Directors to give donations        Mgmt          No Action
       for the year 2009




--------------------------------------------------------------------------------------------------------------------------
 OLYMPIC GROUP FINANCIAL INVESTMENT COMPANY S.A.E.                                           Agenda Number:  701854716
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7523J107
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  EGS69031C010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Grant authority to the Board of Directors report          Mgmt          No Action
       on the Company's activity for the FYE 31 DEC
       2008

2.     Grant authority to the Financial Auditor report           Mgmt          No Action
       for the FYE 31 DEC 2008

3.     Grant authority to the Company's balance sheet            Mgmt          No Action
       and income statement and the other financial
       statements for the FYE 31 DEC 2008

4.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008 and determine their
       attendance and transportations allowances for
       the upcoming year

5.     Approve the Board of Directors formation                  Mgmt          No Action

6.     Approve the suggested profit distribution                 Mgmt          No Action

7.     Approve to renew the hiring of the Auditor and            Mgmt          No Action
       determine his fees for the upcoming FY

8.     Authorize the Board of Directors to donate during         Mgmt          No Action
       the upcoming FY




--------------------------------------------------------------------------------------------------------------------------
 OMAN CABLES INDUSTRY SAOG                                                                   Agenda Number:  701851758
--------------------------------------------------------------------------------------------------------------------------
        Security:  M75243101
    Meeting Type:  OGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  OM0001212774
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Approve to study the report of the Board of               Mgmt          For                            For
       Administration for the expired FY on 31 DEC
       2008

2.     Approve to study the report and the organization          Mgmt          For                            For
       Company's management for the expired FY on
       31 DEC 2008

3.     Approve to study the audit report and the public          Mgmt          For                            For
       budget and the statement of profits and losses
       for the expired FY on 31 DEC 2008

4.     Approve the study a suggestion for the distribution       Mgmt          For                            For
       of cash profits on the shareholders and that
       at 20 % of the capital that is the average
       of 20 Baisa for each share

5.     Approve the allowance of attendance of the meetings       Mgmt          For                            For
       of the Board of Administration the Committees
       which were formed from it and which had been
       received by the members for the expired FY
       and the allowance for the coming FY

6.     Approve to study the suggestion of the allowance          Mgmt          For                            For
       to be distributed on the members of the Board
       at the amount 1,90,700 OMR and the gross amount
       of allowances and the allowance of attendance
       of meetings and shall not exceed 2,00,000 OMR

7.     Approve to inform the general assembly about              Mgmt          For                            For
       the transactions made by the Company with the
       parties in connection during the expired FY
       on 31 DEC 2008

8.     Approve the suggestion of the Board of Administration     Mgmt          For                            For
       to a adopt an amount in the limit of 1,00,000
       OMR to materialize the social role of the bank
       and its national responsibility in society

9.     Elect the new Board of Administration in its              Mgmt          For                            For
       new session and the candidature to the membership
       of Board of Administration of the from the
       shareholders outside the shareholders and hence
       anyone wishing to be a candidate for the membership
       of the Board shall fill in an application in
       the special form set for that and submit it
       to the Company before the time of holding the
       general assembly by two office work days before
       at least and that before the deadline of an
       office day on Saturday 21 MAR 2009 at 1:00
       P.M at the latest

10.    Appoint the Audit Controller for the FY which             Mgmt          For                            For
       will end on 31 DEC 2009 and approve to fix
       his remunerations




--------------------------------------------------------------------------------------------------------------------------
 OMAN CEMENT, RUWI                                                                           Agenda Number:  701839245
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7524G102
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  OM0005514076
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Amend the Article 21 of Association of the Company        Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 OMAN CEMENT, RUWI                                                                           Agenda Number:  701899621
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7524G102
    Meeting Type:  EGM
    Meeting Date:  25-Apr-2009
          Ticker:
            ISIN:  OM0005514076
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend Article 21 of the Article of Association            Mgmt          For                            For
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 OMAN INTERNATIONAL BANK SAOG                                                                Agenda Number:  701712261
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7524J106
    Meeting Type:  EGM
    Meeting Date:  06-Oct-2008
          Ticker:
            ISIN:  OM0005514233
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the adjustment of the shares nominal              Mgmt          For                            For
       value from OMR 1 to 100 Baisa and accordingly
       amend Article 5 of the Banks Articles of Incorporation,
       the resolution shall result in dividing each
       share to 10 shares for the shares registered
       in the shareholders register on the date of
       the EGM that approves this resolution, also
       amend the Banks issued and paid share capital
       from 91,325,718 shares and the authorized capital
       from 100,000,000 shares to 1,000,000,000 shares

2.     Approve the amendment of Article 18 concerning            Mgmt          For                            For
       the number of shares qualifying for Board nomination
       to be 3,00,000 shares instead of 10,000 shares
       and the Articles of Incorporation accordingly




--------------------------------------------------------------------------------------------------------------------------
 OMAN INTERNATIONAL BANK SAOG                                                                Agenda Number:  701851378
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7524J106
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  OM0005514233
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Board of Administration         Mgmt          For                            For
       for the expired FY on 31 DEC 2008

2.     Receive the report and the Organization Company's         Mgmt          For                            For
       Management for the expired FY on 31 DEC 2008

3.     Receive the Audit report, the Public Budget               Mgmt          For                            For
       and the statement of profits and losses for
       the expired FY on 31 DEC 2008

4.     Approve the suggestion for the distribution               Mgmt          For                            For
       of cash profits on the shareholders and that
       at 27% of the paid capital that is the average
       of 27 Baisa per share

5.     Approve the allowance of attendance of the meetings       Mgmt          For                            For
       of the Board of Administration, the Committees
       which were formed from it and which had been
       received by the Members for the expired FY
       and the allowance for the coming FY

6.     Approve to inform the general assembly about              Mgmt          For                            For
       the transactions made by the Company with the
       parties in connection during the expired FY
       on 31 DEC 2008 as specified

7.     Appoint an Audit Controller for the FYE 31 DEC            Mgmt          For                            For
       2009 and fix his remunerations

8.     Approve the allocation of the amount of OMR               Mgmt          For                            For
       10000 for the Board for the donations during
       2009




--------------------------------------------------------------------------------------------------------------------------
 OMAN TELECOMMUNICATIONS (OMANTEL) S.A.O.G., MUSCAT                                          Agenda Number:  701853699
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7524Z100
    Meeting Type:  OGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  OM000A0MSE19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 540836 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the Board's report on corporate activities        Mgmt          For                            For
       for FYE 31 DEC 2008

2.     Approve Company's corporate governance statement          Mgmt          For                            For
       for FYE 31 DEC 2008

3.     Approve the Auditors' report on Company's financial       Mgmt          For                            For
       statements for FYE 31 DEC 2008

4.     Approve the Boards proposal to distribute cash            Mgmt          For                            For
       dividends of 100% of the paid up capital i.e.,
       100 BZA per share

5.     Approve the Interim Dividends                             Mgmt          For                            For

6.     Approve the remuneration of the Directors                 Mgmt          For                            For

7.     Approve the attendance fees for the Directors             Mgmt          For                            For
       and the Committee Members

8.     Approve the related party transactions                    Mgmt          For                            For

9.     Approve the charitable donations                          Mgmt          For                            For

10.    Approve the Auditors and authorize Board to               Mgmt          For                            For
       fix their remuneration Auditors




--------------------------------------------------------------------------------------------------------------------------
 OMAN TELECOMMUNICATIONS CO.                                                                 Agenda Number:  701839512
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV10668
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  OM0000003026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Directors report for the YE 31 DEC            Mgmt          For                            For
       2008

2.     Approve the Company's corporate report, governance        Mgmt          For                            For
       report for the YE 31 DEC 2008

3.     Approve the Auditors report, balance sheet and            Mgmt          For                            For
       profit and loss account for the FYE 31 DEC
       2008

4.     Approve to distribute cash dividends of 100%              Mgmt          For                            For
       of the paid up capital I.E 100 BZA per share

5.     Authorize the Board to distribute interim Chas            Mgmt          For                            For
       dividends subject to call AGM to approve the
       same

6.     Approve the remuneration of the Directors of              Mgmt          For                            For
       OMR 145,000 only for the previous year

7.     Ratify the sitting fees paid to the Board of              Mgmt          For                            For
       Directors and its subcommittees during the
       YE 31 DEC 2008 and to determine the sitting
       fees for the current year 2009 as attached

8.     Approve to notify the shareholders of related             Mgmt          For                            For
       party transactions entered into the ordinary
       course of business during the year 2008 as
       detailed in the note 42 of the attached financial
       statement

9.     Authorize the Board to donate the charitable              Mgmt          For                            For
       activities up to OMR 150,000 maximum

10.    Appoint the Auditors for the YE 31 DEC 2009               Mgmt          For                            For
       and approve their fees




--------------------------------------------------------------------------------------------------------------------------
 OMZ (URALMASH-IZHORA GROUP) JSC, MOSCOW                                                     Agenda Number:  701666868
--------------------------------------------------------------------------------------------------------------------------
        Security:  X94828104
    Meeting Type:  EGM
    Meeting Date:  01-Sep-2008
          Ticker:
            ISIN:  RU0009090542
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the large deal                                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 OMZ (URALMASH-IZHORA GROUP) OJSC, MOSCOW                                                    Agenda Number:  701814572
--------------------------------------------------------------------------------------------------------------------------
        Security:  X94828104
    Meeting Type:  EGM
    Meeting Date:  16-Mar-2009
          Ticker:
            ISIN:  RU0009090542
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 532011 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the transactions with interest between            Mgmt          For                            For
       the Company and Gazprombank

2.     Approve the transactions with interest between            Mgmt          For                            For
       the Company and Gazprombank

3.     Approve the transactions with interest between            Mgmt          For                            For
       the Company and Gazprombank

4.     Approve the transactions with interest between            Mgmt          For                            For
       the Company and Gazprombank

5.     Approve the transactions with interest between            Mgmt          For                            For
       the Company and Sberbank

6.     Approve the transactions with interest between            Mgmt          For                            For
       the Company and Gazprombank




--------------------------------------------------------------------------------------------------------------------------
 ORASCOM CONSTR INDS S A E                                                                   Agenda Number:  701682230
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7525D108
    Meeting Type:  OGM
    Meeting Date:  30-Aug-2008
          Ticker:
            ISIN:  EGS65901C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to distribute the profits to shareholders         Mgmt          No Action
       from the retained earnings of the FYE 31 DEC
       2007

2.     Approve the new Members entry within the Board            Mgmt          No Action
       of Directors Membership




--------------------------------------------------------------------------------------------------------------------------
 ORASCOM CONSTR INDS S A E                                                                   Agenda Number:  701907911
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7525D108
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  EGS65901C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to discuss the Board of Directors report          Mgmt          No Action
       regarding the Company's activity and results
       for the FYE 31 DEC 2008

2.     Approve to discuss the Auditors report on the             Mgmt          No Action
       Company's financial statements for the FYE
       31 DEC 2008

3.     Approve the financial statement for the YE 31             Mgmt          No Action
       DEC 2008

4.     Authorize the Board of Directors decision regarding       Mgmt          No Action
       profit distribution cash on one installment
       or more for the FYE 31 DEC 2008

5.     Approve to modify the capacity of Board of Directors      Mgmt          No Action
       Chief, the Board Member and delegate Board
       of Directors to determine the authority of
       each one of the Board of Directors sign on
       behalf of the Company

6.     Authorize the Board of Directors decisions which          Mgmt          No Action
       was held in the FYE 31 DEC 2008

7.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

8.     Approve to determine the Board of Directors               Mgmt          No Action
       transportation and attendance allowances for
       the FYE 31 DEC 2008

9.     Approve to renew the financial auditor hiring             Mgmt          No Action
       for the FYE 31 DEC 2008 and to determine its
       fees

10.    Approve the donations done during the FY 2008             Mgmt          No Action
       and the Board of Directors to donate during
       the FYE 31 DEC 2008




--------------------------------------------------------------------------------------------------------------------------
 ORASCOM CONSTR INDS S A E                                                                   Agenda Number:  701907923
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7525D108
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  EGS65901C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to split the Company GDR to make each             Mgmt          No Action
       GDR equal to 1 local share instead of 2

2.     Approve to decrease the issued capital by retiring        Mgmt          No Action
       the gross treasury stocks which were purchased
       will EGM date

3.     Approve to modify Article No.6 and 7 from the             Mgmt          No Action
       Company basic Decree




--------------------------------------------------------------------------------------------------------------------------
 ORASCOM TELECOM S A E                                                                       Agenda Number:  701667086
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7526D107
    Meeting Type:  EGM
    Meeting Date:  06-Aug-2008
          Ticker:
            ISIN:  EGS74081C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to decrease the Company capital and               Mgmt          No Action
       modify issues 6 and 7 from the Company Charter
       according to Law 150 the Executive Policy Law
       159 for year 1981

2.     Approve to modify the Issue No 20                         Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ORBIS S A                                                                                   Agenda Number:  701950241
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6007Y109
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2009
          Ticker:
            ISIN:  PLORBIS00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

3.     Appoint the Scrutiny Commission                           Mgmt          No Action

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the Supervisory Board's evaluation of:            Mgmt          No Action
       a) the financial statement for 2008 the Management's
       report, the motion for profit distribution
       for 2008, b) the consolidated financial statement
       for 2008

6.     Adopt the Management's report of the Company              Mgmt          No Action
       activity in 2008

7.     Adopt the financial statement for 2008                    Mgmt          No Action

8.     Adopt the profit distribution for 2008                    Mgmt          No Action

9.     Adopt the consolidated financial statement and            Mgmt          No Action
       the Management's report of the capital group
       activity for 2008

10.    Adopt the duties' fulfilling by the Members               Mgmt          No Action
       of Management Board

11.    Adopt the duties' fulfilling by the Members               Mgmt          No Action
       of Supervisory Board

12.    Adopt the changes among the Articles of Association       Mgmt          No Action

13.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ORBOTECH LTD.                                                                               Agenda Number:  932946518
--------------------------------------------------------------------------------------------------------------------------
        Security:  M75253100
    Meeting Type:  Annual
    Meeting Date:  18-Sep-2008
          Ticker:  ORBK
            ISIN:  IL0010823388
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF CLASS I DIRECTOR: DAN FALK                    Mgmt          For                            For

1B     ELECTION OF CLASS I DIRECTOR: YOCHAI RICHTER              Mgmt          For                            For

1C     ELECTION OF CLASS I DIRECTOR: ELIEZER TOKMAN              Mgmt          For                            For

1D     ELECTION OF MICHAEL ANGHEL AS A NEW EXTERNAL              Mgmt          For                            For
       DIRECTOR AND THE APPROVAL OF THE REMUNERATION
       OF THE NEW EXTERNAL DIRECTOR.

02     APPROVAL OF PROPOSAL TO RE-APPOINT KESSELMAN              Mgmt          For                            For
       & KESSELMAN AS AUDITORS OF THE COMPANY AND
       TO AUTHORIZE THE BOARD OF DIRECTORS TO DETERMINE
       THE REMUNERATION OF SAID AUDITORS PROVIDED
       SUCH REMUNERATION IS ALSO APPROVED BY THE AUDIT
       COMMITTEE.

03     RATIFICATION AND APPROVAL OF RESOLUTIONS OF               Mgmt          For                            For
       THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS
       PERTAINING TO THE GRANT OF AN OPTION AND THE
       AWARD OF RESTRICTED SHARES TO THE ACTIVE CHAIRMAN
       OF THE BOARD OF DIRECTORS.

04     RATIFICATION AND APPROVAL OF RESOLUTIONS OF               Mgmt          For                            For
       THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS
       PERTAINING TO CERTAIN CHANGES IN THE REMUNERATION
       OF THE EXTERNAL DIRECTORS AND OF THE OTHER
       MEMBERS OF THE BOARD OF DIRECTORS WHO ARE NOT,
       OR WILL IN THE FUTURE CEASE TO BE, EMPLOYEES
       OF THE COMPANY.




--------------------------------------------------------------------------------------------------------------------------
 ORBOTECH LTD.                                                                               Agenda Number:  933094651
--------------------------------------------------------------------------------------------------------------------------
        Security:  M75253100
    Meeting Type:  Annual
    Meeting Date:  23-Jun-2009
          Ticker:  ORBK
            ISIN:  IL0010823388
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF CLASS II DIRECTOR: SHIMON ULLMAN              Mgmt          For                            For

1B     ELECTION OF CLASS III DIRECTOR: HAIM BENYAMINI            Mgmt          For                            For

1C     ELECTION OF EXTERNAL DIRECTOR: GIDEON LAHAV               Mgmt          For                            For
       (INCLUDING HIS REMUNERATION)

1D     RE-DESIGNATION AND ELECTION AS A CLASS II DIRECTOR:       Mgmt          For                            For
       DAN FALK

02     APPROVAL OF PROPOSAL TO RE-APPOINT KESSELMAN              Mgmt          For                            For
       & KESSELMAN AS AUDITORS OF THE COMPANY AND
       TO AUTHORIZE THE BOARD OF DIRECTORS TO DETERMINE
       THE REMUNERATION OF SAID AUDITORS PROVIDED
       SUCH REMUNERATION IS ALSO APPROVED BY THE AUDIT
       COMMITTEE.

03     RATIFICATION AND APPROVAL OF RESOLUTIONS OF               Mgmt          For                            For
       THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS
       PERTAINING TO THE GRANT OF AN OPTION TO PURCHASE
       ORDINARY SHARES TO THE ACTIVE CHAIRMAN OF THE
       BOARD OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 ORGANIZACION SORIANA SAB DE CV                                                              Agenda Number:  701889593
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8728U167
    Meeting Type:  OGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  MXP8728U1671
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the report from the Chief Executive               Mgmt          For                            For
       Officer, including the Financial Statements
       and opinion of the outside Auditor of the Company
       relating to the 2008 FY, in Accordance with
       that which is established by the Securities
       Market Law, and after taking Cognizance of
       the report and the opinion of the Board of
       Directors concerning the report from the Chief
       Executive Officer, the report from the Audit
       and Corporate Practices Committee, the report
       on the main Accounting and Information Policies
       and criteria and the report on the review of
       the Tax situation of the Company

II.    Approve the report on the Activities in which             Mgmt          For                            For
       the Board of Directors intervened

III.   Elect the Board of Directors and Members of               Mgmt          For                            For
       Committees, and determination of Compensation

IV.    Approve the subjects related to the updating              Mgmt          For                            For
       of the revolving, short and Long-Term Bond
       Certificates Program for a total authorized
       amount of MXN 15,000,000,000.00 with a charge
       against the Company

V.A    Approve the allocation of profits                         Mgmt          For                            For

V.B    Approve the maximum amount of funds that may              Mgmt          For                            For
       be allocated for the purchase of own Shares

VI.    Approve to grant powers in favor of Indeval               Mgmt          For                            For
       Institucion Para El Deposito De Valores S.A.
       De C.V.

VII.   Approve to grant powers to the Employees of               Mgmt          For                            For
       the Company

VIII.  Approve the designation of Special delegates              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ORGANIZACION SORIANA SAB DE CV                                                              Agenda Number:  701899506
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8728U167
    Meeting Type:  EGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  MXP8728U1671
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Amend the Article 4 of the corporate Bylaws               Mgmt          For                            For
       of the Company

II.    Approve the designation of special delegates              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ORIENTAL WEAVERS GROUP                                                                      Agenda Number:  701816538
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7558V108
    Meeting Type:  EGM
    Meeting Date:  28-Feb-2009
          Ticker:
            ISIN:  EGS33041C012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to discuss the amendment of Articles              Mgmt          No Action
       Numbers 22/25/26/29/31/32 & 33 of the Company's
       Basic Decree




--------------------------------------------------------------------------------------------------------------------------
 ORIENTAL WEAVERS GROUP                                                                      Agenda Number:  701845212
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7558V108
    Meeting Type:  OGM
    Meeting Date:  28-Mar-2009
          Ticker:
            ISIN:  EGS33041C012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report on the              Mgmt          No Action
       Companys activity for the FYE 31 DEC 2008

2.     Approve the Financial Auditor report for the              Mgmt          No Action
       FYE 31 DEC 2008

3.     Approve the Companys financial statements for             Mgmt          No Action
       the FYE 31 DEC 2008

4.     Approve the profit distribution                           Mgmt          No Action

5.     Approve to determine Board of Directors bonuses           Mgmt          No Action
       and allowences

6.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

7.     Approve to hire the Financial Auditors for the            Mgmt          No Action
       FYE 31 DEC 2009 and to determine their fees

8.     Approve, to increase the donation done in the             Mgmt          No Action
       FYE 31 DEC 2008 and to determine the donations
       to be done through the FYE 31 DEC 2009

9.     Authorize the Board of Directors to deal with             Mgmt          No Action
       the Company according to the Article No. 99
       of the Law and regarding signing the compensation
       contracts




--------------------------------------------------------------------------------------------------------------------------
 ORION CORPORATION, SEOUL                                                                    Agenda Number:  701837811
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y88860104
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7001800002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the change of Articles of Incorporation           Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Approve the remuneration limit for Director               Mgmt          For                            For

5.     Approve the remuneration limit for Auditor                Mgmt          For                            For

6.     Approve the set of stock option                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ORMAT INDUSTRIES LTD                                                                        Agenda Number:  701641169
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7571Y105
    Meeting Type:  SGM
    Meeting Date:  15-Jul-2008
          Ticker:
            ISIN:  IL0002600182
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve, in accordance with an agreement between          Mgmt          For                            For
       the Company and Mr. Yuval Brunitsky, a Member
       of the controlling holders family, entered
       into in FEB 2005 by General Meeting, Mr. Brunitsky
       supplies the Company with services in connection
       with development and integration of software
       exclusive to the Company; the 2005 agreement
       authorized up to 5,000 hours on the basis of
       USD 80 per hour; to date the hours invested
       amount to 4,400 and it is estimated that an
       additional 3,000 hours are required to complete
       the project; the meeting is requested to approve
       the additional hours with no change in price

2.     Amend the D&O indemnity undertakings so as to             Mgmt          For                            For
       approve indemnity in respect of liability arising
       from transmission to the IFRS accounting standard
       and other matters




--------------------------------------------------------------------------------------------------------------------------
 ORMAT INDUSTRIES LTD                                                                        Agenda Number:  701641171
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7571Y105
    Meeting Type:  AGM
    Meeting Date:  15-Jul-2008
          Ticker:
            ISIN:  IL0002600182
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and the Directors        Mgmt          For                            For
       report for year 2007

2.     Re-appoint the Accountant- Auditors until the             Mgmt          For                            For
       next AGM




--------------------------------------------------------------------------------------------------------------------------
 OSEM INVESTMENT LTD                                                                         Agenda Number:  701611572
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7575A103
    Meeting Type:  OGM
    Meeting Date:  09-Jul-2008
          Ticker:
            ISIN:  IL0003040149
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Appoint Mr. Yaki Yerushalmi as an External Director       Mgmt
       for a statutory 3 year period




--------------------------------------------------------------------------------------------------------------------------
 OSEM INVESTMENT LTD                                                                         Agenda Number:  701784274
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7575A103
    Meeting Type:  AGM
    Meeting Date:  31-Dec-2008
          Ticker:
            ISIN:  IL0003040149
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL.

1.     Approve the discussion of the financial statements        Mgmt
       and the Directors' report for the year 2007

2.     Re-appoint Messrs. Dan Proper, Gad Proper, Abraham        Mgmt
       Finkelstein, Yitshak Yarkoni, Gabby Haik, Eli
       Zohar, Helene Witchik, Fritz Van-Dyke, Richard
       Sykes and Jean Lotti as the Officiating Directors
       and appoint Mr. Pierre Striet as a new Director
       in place of Mr. Roger Statler; and the External
       Directors continue in office by provision of
       law

3.     Re-appoint the Accountant-Auditors and authorize          Mgmt
       the Board to fix their fees




--------------------------------------------------------------------------------------------------------------------------
 OSEM INVESTMENT LTD                                                                         Agenda Number:  701796130
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7575A103
    Meeting Type:  EGM
    Meeting Date:  27-Jan-2009
          Ticker:
            ISIN:  IL0003040149
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU                Non-Voting    No vote

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the transaction by the Company jointly            Mgmt
       with Nestle S.A. [the controlling shareholder]
       by which the Company will purchase 51% of the
       business activity [without the intellectual
       property] of Materna Laboratories Limited,
       a Company that engages in manufacture and marketing
       of baby formula, and Nestle will purchase 51%
       of the intellectual property of Materna; the
       Company and Nestle undertake to enter into
       ancillary agreements between themselves for
       regulation of the Materna business together
       with Materna Laboratories including the establishment
       of an appropriate Corporate structure




--------------------------------------------------------------------------------------------------------------------------
 OSEM INVESTMENT LTD                                                                         Agenda Number:  701796356
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7575A103
    Meeting Type:  SGM
    Meeting Date:  27-Jan-2009
          Ticker:
            ISIN:  IL0003040149
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the series of agreements between the              Mgmt
       Company and Osem Group Companies and Nestle
       S.A. [the controlling shareholder] for regulation
       of the intellectual property of the Company




--------------------------------------------------------------------------------------------------------------------------
 OSK HOLDINGS BHD                                                                            Agenda Number:  701625165
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y65859103
    Meeting Type:  EGM
    Meeting Date:  02-Jul-2008
          Ticker:
            ISIN:  MYL5053OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Director of the Company, subject            Mgmt          For                            For
       to the approvals of all relevant authorities
       and the confirmation by the High Court of Malaya
       on the reduction of share premium and retained
       earnings accounts under Section 64 of the Companies
       Act, 1965 [the Act]; i) to reduce the share
       premium and retain earnings accounts of the
       Company up to an amount of MYR 241.174 million
       being the carrying amount of the Company's
       investments in OSKP as at me latest practicable
       date prior to the filing of the application
       to the High Court of Malaya of its confirmation
       pursuant to Section 64 of the Act; and ii)
       forthwith and contingent upon the reduction
       of the share premium and retain earnings accounts
       referred to in [i] above taking effect, effect
       a capitol repayment by way of distribution
       in specie to the shareholders of the Company
       up to 120,066,400 ordinary shares of MYR 1.00
       each in OSKP [Distribution Share] held by the
       Company, to the shareholders of the Company
       whose name appear in the Records of Depositors
       on a Entitlement Date to be determined later
       on a pro rate basis based on the issued and
       paid-up capitol of the Company on the Entitlement
       Date; to deal with any fraction entitlement
       in Such manner as they may deemed Fit to give
       effect to the Proposed Distribution; with full
       powers and take all such step, as they may
       deem necessary: a) to determine the basis of
       allocation and Entitlement Date referred to
       in ii) and ii) above; b) to assent to any condition,
       stipulation, modification, variation or amendment
       imposed by the relevant authorities and/or
       by the High Court of Malaya; c) to lodge an
       office copy of the order of the High Court
       of Malaya with the Companies Commission of
       Malaysia; and d) to do all such acts, deeds
       and/or things incidental, and/or as may be
       required or as they consider necessary and
       expedient in the best interests of the Company,
       to give full effect to and complete the Proposed
       Distribution




--------------------------------------------------------------------------------------------------------------------------
 OSK HOLDINGS BHD                                                                            Agenda Number:  701857825
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y65859103
    Meeting Type:  AGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  MYL5053OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report, audited          Mgmt          For                            For
       financial statements and the Auditors' report
       for the FYE 31 DEC 2008

2.     Approve to sanction the declaration of a final            Mgmt          For                            For
       dividend of 2.5 sen per share less income tax
       of 25% in respect of the FYE 31 DEC 2008

3.     Approve the payment of Director's fees of MYR             Mgmt          For                            For
       187,500 for the FYE 31 DEC 2008

4.     Re-elect Mr. Wong Chong Kim as a Director, who            Mgmt          For                            For
       retires by rotation, in accordance with Article
       102[1] of the Company's Articles of Association

5.     Re-elect Mr. Ngo Get Ping as a Director, who              Mgmt          For                            For
       retires by rotation, in accordance with Article
       102(1) of the Company's Articles of Association

6.     Re-elect Mr. Foo San Kan as a Director, who               Mgmt          For                            For
       retires by rotation, in accordance with Article
       109 of the Company's Articles of Association

7.     Re-elect Data' Abdul Majit Bin Ahmad Khan as              Mgmt          For                            For
       a Director , who retires by rotation, in accordance
       with Article 109 of the Company's Articles
       of Association

8.     Re-appoint Messrs. Ernst & Young as the Company's         Mgmt          For                            For
       Auditors for the ensuing year and authorize
       the Directors to fix their remuneration

9.     Authorize the Directors, subject always to the            Mgmt          For                            For
       Companies Act, 1965, the Articles of Association
       of the Company and the approvals of the relevant
       governmental/regulatory authorities, pursuant
       to Section132D of the Companies Act, 1965,
       to issue shares in the Company from time to
       time and upon such terms and conditions and
       for such purposes as the Directors may in their
       absolute discretion deem fit provided that
       the aggregate number of shares issued pursuant
       to this Resolution does not exceed 10% of the
       issued capital of the Company for the time
       being and authorize the Directors to obtain
       the approval for the listing of and quotation
       for the additional shares so issued on Bursa
       Malaysia Securities Berhad; [Authority expires
       at the conclusion of the next AGM of the Company]

10.    Authorize the Company and/or its subsidiary               Mgmt          For                            For
       companies, subject to the provisions of the
       Listing Requirements of Bursa Malaysia Securities
       Berhad, to enter into recurrent related party
       transactions of a revenue or trading nature
       as specified, provided that such transactions
       are undertaken in the ordinary course of business,
       on arms length basis, on normal commercial
       terms which are not more favorable to the related
       party than those generally available to the
       public and are not detrimental to the minority
       shareholders; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or at the expiration of the period within which
       the next AGM is to be held pursuant to Section
       143(1) of the Companies Act, 1965 [the Act]
       [but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Act]; and authorize the Directors of the
       Company to complete and do all such acts and
       things [including executing all such documents
       as may be required] as they may consider expedient
       or necessary to give effect to the shareholders
       Mandate

11.    Authorize the Company, subject always to the              Mgmt          For                            For
       Companies Act, 1965, the provisions of the
       Memorandum and Articles of Association of the
       Company, the Listing Requirements of Bursa
       Malaysia Securities Berhad [Bursa Securities]
       and all other applicable laws, guidelines,
       rules and regulations, to purchase such amount
       of ordinary shares of MYR 1.00 each in the
       Company as may be determined by the Directors
       of the Company from time to time through Bursa
       Securities as the Directors may deem fit and
       expedient in the interest of the Company, provided
       that, the aggregate number of shares purchased
       does not exceed 10% of the total issued and
       paid-up share capital of the Company as quoted
       on Bursa Securities as at the point of purchase;
       an amount not exceeding the Company's audited
       retained profit and/or the share premium account
       at the time of the purchase(s) will be allocated
       by the Company for the purchase of own shares;
       and to decide either to retain the shares purchased
       as treasury shares or cancel the shares or
       retain part of the shares so purchased as treasury
       shares and cancel the remainder or to resell
       the shares or distribute the shares as dividends;
       [Authority expires the conclusion of the next
       AGM of the Company]; and authorize the Directors
       of the Company to act and take all such steps
       and do all things as are necessary or expedient
       to implement, finalize and give full effect
       to the aforesaid purchase

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 OSK PROPERTY HOLDINGS BHD                                                                   Agenda Number:  701857837
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8549K109
    Meeting Type:  AGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  MYL6661OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report, audited          Mgmt          For                            For
       financial statements and the Auditors' report
       for the FYE 31 DEC 2008

2.     Approve to sanction the declaration of a final            Mgmt          For                            For
       dividend of 3 sen per share less income tax
       of 26% in respect of the FYE 31 DEC 2008

3.     Approve the payment of Director's fees of MYR             Mgmt          For                            For
       185,000 for the FYE 31 DEC 2008

4.     Re-elect Mr. Wong Chong Kim, who retires by               Mgmt          For                            For
       rotation, in accordance with Article 63 of
       the Company's Articles of Association

5.     Re-elect Mr. Enclik Ikmal Hisham bin Abdul Aziz,          Mgmt          For                            For
       who retires by rotation, in accordance with
       Article 63 of the Company's Articles of Association

6.     Re-elect Mr. Tan Boon Chuan, who retires by               Mgmt          For                            For
       rotation, in accordance with Article 63 of
       the Company's Articles of Association

7.     Re-appoint Messrs. Ernst & Young as the Company's         Mgmt          For                            For
       Auditors for the ensuring year and authorize
       the Directors to fix their remuneration

8.     Authorize the Directors, subject always to the            Mgmt          For                            For
       Companies Act,1965, the Articles of Association
       of the Company and the approvals of the relevant
       governmental/regulatory authorities, pursuant
       to Section132D of the Companies Act, 1965,
       to issue shares in the Company from time to
       time and upon such terms and conditions and
       for such purposes as the Directors may in their
       absolute discretion deem fit provided that
       the aggregate number of shares issued pursuant
       to this Resolution does not exceed 10% of the
       issued capital of the Company for the time
       being and that the Directors be and are also
       empowered to obtain the approval for the listing
       of and quotation for the additional shares
       so issued on Bursa Malaysia Securities Berhad;
       [ Authority expires at the conclusion of the
       next AGM of the Company]

9.     Authorize the Company, subject to the provisions          Mgmt          For                            For
       of the Listing Requirements of Bursa Malaysia
       Securities Berhad, and/or its subsidiary companies
       to enter into recurrent related party transactions
       of a revenue or trading nature as set out in
       Section 2.1 of the Circular to shareholders
       dated 24 MAR 2009, provided that such transactions
       are undertaken in the ordinary course of business,
       on arms length basis, on normal commercial
       terms which are not more favorable to the related
       party than those generally available to the
       public and are not detrimental to the minority
       shareholders; [authority expires at the conclusion
       of the next AGM of the Company or at the expiration
       of the period within which the next AGM is
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965 [the Act] [but shall not
       extend to such extension as may be allowed
       pursuant to Section 143(2) of the Act]; and
       authorize the Directors of the Company to complete
       and do all such acts and things [including
       executing all such documents as may be required]
       as they may consider expedient or necessary
       to give effect to the shareholders Mandate

10.    Authorize the Company, subject always to the              Mgmt          For                            For
       Companies Act, 1965, the provisions of the
       Memorandum and Articles of Association of the
       Company, the Listing Requirements of Bursa
       Malaysia Securities Berhad [Bursa Securities]
       and all other applicable laws, guidelines,
       rules and regulations, to purchase such amount
       of ordinary shares of MYR 1.00 each in the
       Company as may be determined by the Directors
       of the Company from time to time through Bursa
       Securities as the Directors may deem fit and
       expedient in the interest of the Company, provided
       that, the aggregate number of shares purchased
       does not exceed 10 % of the total issued and
       paid-up share capital of the Company as quoted
       on Bursa Securities as at the point of purchase;
       an amount not exceeding the Company's audited
       retained profit of MYR 58 million and/or the
       share premium account of MYR 15.2 million for
       the FYE 31 DEC 2008 at the time of the purchase(s)
       will be allocated by the Company for the purchase
       of own shares; and to retain the shares purchased
       as treasury shares or cancel the shares or
       retain part of the shares so purchased as treasury
       shares and cancel the remainder or to resell
       the shares or distribute the shares as dividends;
       [authority expires the conclusion of the next
       AGM of the Company]; and authorize the Directors
       of the Company to act and take all such steps
       and do all things as are necessary or expedient
       to implement, finalize and give full effect
       to the aforesaid purchase

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 OTP BANK PLC, BUDAPEST                                                                      Agenda Number:  701868462
--------------------------------------------------------------------------------------------------------------------------
        Security:  X60746181
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  HU0000061726
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 547147 DUE TO SPLITTING OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive the financial reports of the Company              Mgmt          No Action
       on 2008 in accordance with the accounting Law
       [unconsolidated report of OTP Bank according
       to the Hungarian accounting standards and the
       IFRS based consolidated report], a proposal
       for distribution of after tax profit of the
       bank; the 2008 business report of the Board
       of Directors, financial statements of OTP Bank
       Plc on 2008, proposal for the distribution
       of the 2008 profit after tax of OTP Bank Plc;
       report of the Supervisory Board on 2008 financial
       reports and proposal to distribute the after
       tax profit; report of the Audit Committee;
       report of the Auditor on the results of the
       Audit of the 2008 financial reports

2.     Approve the report on the Corporate Governance            Mgmt          No Action

3.     Approve the evaluation of the activities of               Mgmt          No Action
       the Management in the business year decision
       on granting discharge of liability

4.     Receive the report of the Board of Directors              Mgmt          No Action
       on the Banks Business Policy for 2009

5.A    Approve the limitation on voting rights and               Mgmt          No Action
       calculating the quorum

5.B    Approve the greater compliance with the BSES              Mgmt          No Action
       Corporate Governance recommendations

6.     Approve the proposal for modification of the              Mgmt          No Action
       rules of procedure of the Supervisory Board

7.     Elect the Company's Auditor and approve the               Mgmt          No Action
       appointment of the Official responsible for
       Auditing, setting the remuneration

8.     Elect the Member of the Supervisory Board and             Mgmt          No Action
       the Audit Committee

9.     Approve the remuneration guidelines of OTP Bank           Mgmt          No Action

10.    Approve to establish the remuneration of the              Mgmt          No Action
       Members of the Board of Directors, the Supervisory
       Board and the Audit Committee

11.    Authorize the Board of Directors to decide on             Mgmt          No Action
       Capital increase

12.    Authorize the Board of Directors to the acquisition       Mgmt          No Action
       of own shares

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       24 APRIL 2009 AT 11:00 PM. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. PLEASE
       BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
       UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 P T INDOCEMENT TUNGGAL PRAKARASA TBK                                                        Agenda Number:  701925440
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7127B135
    Meeting Type:  AGM
    Meeting Date:  12-May-2009
          Ticker:
            ISIN:  ID1000061302
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company's annual report and ratify            Mgmt          For                            For
       the Company's consolidated financial statements
       for FY 2008

2.     Approve the appropriation of the Company's net            Mgmt          For                            For
       profit for FY 2008

3.     Appoint the Public Accountant Firm to Audit               Mgmt          For                            For
       the Company's book for FY year 2009

4.     Appoint the Member of the Board of Commissioners          Mgmt          For                            For
       and the Board of Directors of the Company

5.     Approve to determine the salary and other allowance       Mgmt          For                            For
       for the Board of Directors and honorarium for
       the Board of Commissioners of the Company

6.     Amend the Articles of Association in compliance           Mgmt          For                            For
       with Bapepam and LK Regulation No. kep-179/BL/2008
       dated 14 MAY 2008, No. IX.J.1 concerning the
       Main Articles of Association of the Companies
       that make a Public Offering and Public Companies




--------------------------------------------------------------------------------------------------------------------------
 PACIFIC CORP                                                                                Agenda Number:  701816259
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6606N107
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7002790004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

4.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PALABORA MINING CO LTD                                                                      Agenda Number:  701946886
--------------------------------------------------------------------------------------------------------------------------
        Security:  S59621102
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  ZAE000005245
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.1    Re-elect Mr. M D Gili as a Director                       Mgmt          For                            For

2.2    Re-elect Mr. C N Zungu as a Director                      Mgmt          For                            For

2.3    Re-elect Ms. S Thomas as a Director                       Mgmt          For                            For

3.     Authorize the Directors to fix the Auditors               Mgmt          For                            For
       remuneration

4.     Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PAN-INTERNATIONAL INDUSTRIAL CORP                                                           Agenda Number:  701852382
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y67009103
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002328002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     The 2008 operation report                                 Non-Voting    No vote

2.     Supervisors review of year 2008 financial report          Non-Voting    No vote

3.     Report the status of endorsement guarantee provided       Non-Voting    No vote
       and lending funds to other parties

4.     Others reporting matter                                   Non-Voting    No vote

5.     Approve the recognition of 2008 financial report          Mgmt          For                            For

6.     Approve the recognition of 2008 earning distributions     Mgmt          For                            For
       [cash dividend TWD 0.2 per share, stock dividend
       40 shares per 1,000 shares from retain earnings
       subject to 20% withholding tax]

7.     Approve to discuss capitalization through issuance        Mgmt          For                            For
       of new shares

8.     Approve to revise the memorandum and the Articles         Mgmt          For                            For
       of Association

9.     Approve to revise the procedure of lending funds          Mgmt          For                            For
       to other parties

10.    Approve to revise the procedure of endorsement            Mgmt          For                            For
       guarantee provided

11.    Others agenda and extemporary motions                     Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PANGBOURNE PROPERTIES LTD                                                                   Agenda Number:  701755590
--------------------------------------------------------------------------------------------------------------------------
        Security:  S59732107
    Meeting Type:  AGM
    Meeting Date:  19-Nov-2008
          Ticker:
            ISIN:  ZAE000005252
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.o.1  Adopt the annual financial statements                     Mgmt          For                            For

2o2.1  Re-elect Mr. Iraj Abedian as a Director of the            Mgmt          For                            For
       Company

2o2.2  Re-elect Mr. Desmond De Beer as a Director of             Mgmt          For                            For
       the Company

2o2.3  Re-elect Mr. Ryan James Falkenberg as a Director          Mgmt          For                            For
       of the Company

2o2.4  Re-elect Mr. Craig Brabazon Hallowes as a Director        Mgmt          For                            For
       of the Company

2o2.5  Re-elect Mr. Leslie Warren Maasdorp as a Director         Mgmt          For                            For
       of the Company

2o2.6  Re-elect Ms. Annalese Lucille Manickum as a               Mgmt          For                            For
       Director of the Company

2o2.7  Re-elect Mr. Marius Hoff Muller as a Director             Mgmt          For                            For
       of the Company

2o2.8  Re-elect Mr. David Stanley Savage as a Director           Mgmt          For                            For
       of the Company

2o2.9  Re-elect Mr. Ndhlabole Shongwe as a Director              Mgmt          For                            For
       of the Company

2o210  Re-elect Mr. Thanduxolo Selby Sishubu as a Director       Mgmt          For                            For
       of the Company

2o211  Re-elect Mr. Barry Lester Stuhler as a Director           Mgmt          For                            For
       of the Company

2o212  Re-elect Mr. Jacques Johannes Van Wyk as a Director       Mgmt          For                            For
       of the Company

3.o.3  Approve the Non Executive Directors remuneration          Mgmt          For                            For

4.o.4  Authorize the Directors to determine the Auditors         Mgmt          For                            For
       remuneration

5.o.5  Re-appoint Deloitte and Touche as the Auditors            Mgmt          For                            For
       of the Group for the ensuing year

6.o.6  Approve the placement of the unissued shares              Mgmt          For                            For
       under the control of the Directors

7.o.7  Grant authority to issue equity securities for            Mgmt          For                            For
       cash

8.s.1  Grant authority to acquire ordinary shares and            Mgmt          For                            For
       debentures issued as linked units by the Company

9.s.2  Approve to resolve the Company executes a written         Mgmt          For                            For
       a suretyship agreement in favor of Absa Bank
       Limited

10.s3  Approve to resolve the Company makes available            Mgmt          For                            For
       an unsecured Bee SPV loan to Global Rose Investments
       Limited

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PANNERGY NYRT., BUDAPEST                                                                    Agenda Number:  701864212
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6313U148
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  HU0000089867
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       29 APR 2009 AT 12.00 A.M. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. PLEASE
       BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
       UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED.
       THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

1.     Approve the report by the Board of Directors              Mgmt          No Action
       on the activities and business operations performed
       by the Company in the business year of 2008
       and the report on the Management, the Company's
       asset status and business policy

2.     Approve the proposal of the Board of Directors            Mgmt          No Action
       on the Company's report prepared in accordance
       with the Hungarian Act on Accountancy, the
       consolidated annual report prepared in accordance
       with IFRS, as well as the application of the
       profit after taxes/dividend payment

3.     Approve the report by the Audit Committee and             Mgmt          No Action
       the Auditors report on the Company's report
       prepared in accordance with the Hungarian Act
       on Accountancy, the consolidated annual report
       prepared in accordance with Ifrs, as well as
       the application of the profit after taxes /dividend
       payment

4.     Approve the Company's report prepared in accordance       Mgmt          No Action
       with the Hungarian Act on Accountancy, the
       consolidated annual report prepared in accordance
       with IFRS, as well as the application of the
       profit after taxes /dividend payment

5.     Approve the responsible Corporate Governance              Mgmt          No Action
       report of the Board of Directors to be submitted
       to the Budapest Stock Exchange

6.     Approve the decision on the evaluation of the             Mgmt          No Action
       activities by the Members of the Board of Directors
       in the business year of 2008 and grant discharge
       of liabilities of the Members of the Board
       of Directors

7.     Approve the remuneration of the Board of Directors        Mgmt          No Action
       Members

8.     Elect the Company's Auditor and approve to determine      Mgmt          No Action
       his/her fee and the general terms and conditions
       related to Audit agreement on the basis of
       the proposal by the Audit Committee

9.     Approve the decision on the modification of               Mgmt          No Action
       the Management Share Option Program

10.    Approve the decision on the modification of               Mgmt          No Action
       the Company's Articles of Corporation in connection
       with Article 47.2 and 61




--------------------------------------------------------------------------------------------------------------------------
 PARKSON HOLDINGS BHD                                                                        Agenda Number:  701743658
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6706L100
    Meeting Type:  AGM
    Meeting Date:  19-Nov-2008
          Ticker:
            ISIN:  MYL5657OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report and               Mgmt          For                            For
       the audited financial statements for the FYE
       30 JUN 2008

2.     Approve the payment of a final dividend of 5.0            Mgmt          For                            For
       sen per ordinary share tax exempt

3.     Approve the payment of the Directors' fees amounting      Mgmt          For                            For
       to MYR 207,000

4.     Re-elect Mr. Lim Poon Thoo as a Director, who             Mgmt          For                            For
       retires by rotation in accordance with the
       Article 98 of the Company's Articles of Association

5.     Re-appoint the Auditors to hold office until              Mgmt          For                            For
       the conclusion of the next AGM and authorize
       the Directors to fix their remuneration

6.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965 and subject
       to the approval of all relevant authorities
       being obtained, to issue shares in the Company
       at any time and upon such terms and conditions
       and for such purposes as the Directors may,
       in their absolute discretion deem fit, provided
       that the aggregate number of shares issued
       pursuant to this resolution does not exceed
       10% of the issued and paid-up capital of the
       Company for the time being; [Authority expires
       at the conclusion of the next AGM of the Company]

7.     Authorize the Company and its subsidiaries to             Mgmt          For                            For
       enter into recurrent related party transactions
       of a revenue or trading nature which are necessary
       for its day-to-day operations as specified
       provided that such transactions are undertaken
       in the ordinary course of business and are
       on normal commercial terms which are consistent
       with the Group's usual business practices and
       policies, and on terms not more favorable to
       the related parties than those generally available
       to the public and are not to the detriment
       of the minority shareholders of the Company;
       and [Authority expires at the conclusion of
       the next AGM of the Company or the expiration
       of the period within which the next AGM after
       that date is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 (but
       shall not extend to such extension as may be
       allowed pursuant to Section 143(2) of the Companies
       Act, 1965)]; Authorize the Directors of the
       Company to complete and do all such acts and
       things to give effect to the transactions contemplated
       and/or authorized by this ordinary resolution

8.     Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965, the provisions of the Articles of
       Association of the Company, the Listing Requirements
       of Bursa Malaysia Securities Berhad [Bursa
       Securities], and the approvals of all relevant
       governmental and/or regulatory authorities,
       to buy-back such number of ordinary shares
       of MYR 1.00 each in the Company as may be determined
       by the Directors of the Company from time to
       time through Bursa Securities upon such terms
       and conditions as the Directors may deem fit
       and expedient in the interest of the Company
       provided that: i) the aggregate number of shares
       bought-back does not exceed 10% of the total
       issued and paid-up capital of the Company at
       any point of time; and ii) the maximum amount
       of funds to be allocated for the share buy-back
       shall not exceed the aggregate of the retained
       profits and/or share premium of the Company
       [hereinafter referred to as the 'Proposed Share
       Buy-Back']; and [Authority expires at the conclusion
       of the next AGM of the Company, unless by ordinary
       resolution passed at that meeting, the authority
       is renewed, either unconditionally or subject
       to conditions or the expiration of the period
       within which the next AGM after the date it
       is required by law to be held] and; authorize
       the Directors of the Company to decide in their
       absolute discretion to retain the ordinary
       shares of MYR 1.00 each in the Company so purchased
       by the Company as treasury shares and/or cancel
       them and to distribute the treasury shares
       as share dividends and/or resell the treasury
       shares; and to take all such steps as are necessary
       or expedient and/or enter into any and all
       agreements, arrangements and guarantee with
       any party or parties to implement, finalize
       and give full effect to the Proposed Share
       Buy-Back with full powers to assent to any
       conditions, modifications, revaluations, variations
       and/or amendments [if any] as may be imposed
       by the relevant authorities

S.9    Approve and adopt the amendments to the Articles          Mgmt          For                            For
       of Association of the Company as specified

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PARKSON RETAIL GROUP LTD                                                                    Agenda Number:  701636752
--------------------------------------------------------------------------------------------------------------------------
        Security:  G69370107
    Meeting Type:  EGM
    Meeting Date:  04-Jul-2008
          Ticker:
            ISIN:  KYG693701073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, the sale and purchase agreement dated            Mgmt          For                            For
       21 MAY 2008 [Sale and Purchase Agreement] [as
       specified] entered into between East Crest
       International Limited as the vendor and Grand
       Parkson Retail Group Limited as the purchaser
       for the sale and purchase of the 70% equity
       interest in Nanning Brilliant Parkson Commercial
       Company Limited and the 100% equity interest
       in Tianjin Parkson Retail Development Company
       Limited and other transactions contemplated;
       and authorize the Directors of the Company
       to take such steps as they may consider necessary,
       appropriate, desirable or expedient to implement
       or give effect to the terms of the Sale and
       Purchase Agreement including but not limited
       to signing, executing and, where applicable,
       affixing the common seal of the Company (in
       accordance with its Articles of Association)
       onto the relevant documents in relation thereto
       and if necessary, with such amendments as the
       Directors may deem fit; and; conditional upon
       the Listing Committee of the Stock Exchange
       of Hong Kong Limited approving the listing
       of and granting permission to deal in up to
       1,994,000 ordinary shares of HKD 0.10 each
       [or subject to the transaction stipulated in
       Ordinary Resolution 2 becoming effective, up
       to 9,970,000 ordinary shares of HKD 0.02 each]
       in the Company to be issued to the Vendor [Consideration
       Shares] under the Sale and Purchase Agreement;
       authorize the Directors of the Company to allot
       and issue the Consideration Shares to the Vendor
       in accordance with the terms of the Sale and
       Purchase Agreement

2.     Approve, subject to and conditional upon the              Mgmt          For                            For
       listing committee of the Stock Exchange granting
       or agreeing to grant the approval for the listing
       of, and permission to deal in, the Subdivided
       Shares [as specified]: (a) with effect from
       07 JUL 2008, every one existing issued and
       unissued shares of HKD 0.10 each in the share
       capital of the Company be subdivided into 5
       shares of HKD 0.02 each [the Subdivided Shares]
       and the Subdivided Shares shall rank pari passu
       in all respects with each other and have the
       rights and privileges and be subject to the
       restrictions contained in the Articles of Association
       of the Company [the Share Subdivision]; and
       (b) authorize any one or more of the Directors
       of the Company to do all things appropriate
       to effect and implement the Share Subdivision




--------------------------------------------------------------------------------------------------------------------------
 PARKSON RETAIL GROUP LTD, GEORGE TOWN                                                       Agenda Number:  701917950
--------------------------------------------------------------------------------------------------------------------------
        Security:  G69370115
    Meeting Type:  AGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  KYG693701156
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" FOR ALL THE RESOLUTION
       NUMBERS. THANK YOU.

1.     Receive the audited consolidated financial statements     Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2008

2.     Approve the final dividend of RMB 0.085 per               Mgmt          For                            For
       share for the YE 31 DEC 08

3.1.A  Re-elect Mr. Tan Sri Cheng Heng Jem as a Director         Mgmt          For                            For
       of the Company

3.2.B  Re-elect Mr. KO Tak Fai, Desmond as a Director            Mgmt          For                            For
       of the Company

3.ii   Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' remuneration

4.     Re-appoint Messrs. Ernst & Young as Auditors              Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration

5.A    Authorize the Directors of the Company, during            Mgmt          For                            For
       the Relevant Period of all the powers of the
       Company to repurchase the ordinary shares of
       the Company with a nominal value of HKD 0.02
       each ["Share[s]"] on The Stock Exchange of
       Hong Kong Limited ["Stock Exchange"] or on
       any other stock exchange on which the Shares
       of the Company may be listed and recognized
       by the Securities and Futures Commission and
       the Stock Exchange for this purpose, subject
       to and in accordance with all applicable laws
       and/or requirements of the Stock Exchange or
       any other stock exchange as may be amended
       from time to time, the approval in paragraph
       [a] of this resolution shall, in addition to
       any other authorization given to the Directors,
       authorize the Directors on behalf of the Company
       during the Relevant Period to procure the Company
       to purchase its own Shares at a price to be
       determined by the Directors; the maximum number
       of Shares to be repurchased or agreed conditionally
       or unconditionally to be repurchased by the
       Company pursuant to the approval in paragraph
       [a] of this resolution during the Relevant
       Period shall not exceed 10% of the existing
       issued share capital of the Company as at the
       date of passing of this resolution and the
       said approval shall be limited accordingly;
       and [Authority expires at the earlier of the
       conclusion of the next AGM of the Company or
       the expiration of the period within which the
       next AGM of the Company is required by Law
       or its Articles of Association to be held]

5.B    Authorize the Directors of the Company, without           Mgmt          For                            For
       prejudice to the resolution numbered 5[C] as
       specified below, during the Relevant Period
       of all the powers of the Company to allot,
       issue and deal with Shares or securities convertible
       into Shares or options, warrants or similar
       rights to subscribe for any Shares and to make
       or grant offers, agreements and options which
       might require the exercise of such power, during
       the Relevant Period to make or grant offers,
       agreements or options [including warrants or
       similar rights to subscribe for any Shares
       which might require the exercise of such power
       after the end of the Relevant Period]; the
       aggregate number of Shares allotted, issued
       or dealt with or agreed conditionally or unconditionally
       to be allotted, issued or dealt with by the
       Directors pursuant to the approval given in
       paragraph [a] above, otherwise than pursuant
       to [i] a Rights Issue [as specified]; [ii]
       the exercise of the rights of subscription
       or conversion under the terms of any securities
       or bonds which are convertible into any Shares;
       [iii] any options granted or issue of Shares
       under any share option scheme or similar arrangement
       for the time being adopted by the Company,
       or [iv] any scrip dividend schemes or similar
       arrangements providing for the allotment of
       Shares in lieu of the whole or part of a dividend
       on shares in accordance with the articles of
       association of the Company, shall not exceed
       20% of the existing issued share capital of
       the Company as at the date of passing of this
       resolution and the said approval shall be Limited
       accordingly

5.C    Approve, conditional upon the passing of the              Mgmt          For                            For
       resolutions numbered 5[A] and 5[B] set out
       above, the number of Shares which are repurchased
       by the Company pursuant to and in accordance
       with the resolution numbered 5[A] shall be
       added to the aggregate number of the Shares
       that may be allotted, issued or dealt with
       or agreed conditionally or unconditionally
       by the Directors pursuant to and in accordance
       with resolution numbered 5[B]

S.6    Amend the Clause 6 of the Memorandum of Association       Mgmt          For                            For
       and Article 3 of the Articles of Association
       of the Company; that all references in the
       Memorandum and Articles of Association to "the
       Companies Law [2004 Revision]" be deleted and
       replaced with references to "the Companies
       Law [2007 Revision]"; as specified




--------------------------------------------------------------------------------------------------------------------------
 PARQUE ARAUCO SA PARAUCO                                                                    Agenda Number:  701872764
--------------------------------------------------------------------------------------------------------------------------
        Security:  P76328106
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  CLP763281068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.     Approve the report from the Board of Directors,           Mgmt          For                            For
       balance sheet, financial statements and report
       from the outside Auditors for the FYE on 31
       DEC 2008

B.     Approve to set the compensation of the Board              Mgmt          For                            For
       of Directors for the 2009 FY and to report
       the expenses of the Board of Directors for
       the 2008 FY

C.     Approve the report of the activities and expenses         Mgmt          For                            For
       of the Committee of Directors, to determine
       the compensation and expense budget of the
       Committee of Directors

D.     Approve to present information provided for               Mgmt          For                            For
       in Articles 44 and 93 of Law Number 18046

E.     Approve to designate Outside Auditors                     Mgmt          For                            For

F.     Approve to designate risk classifiers                     Mgmt          For                            For

G.     Approve to designate the periodical in which              Mgmt          For                            For
       the corporate notices should be published

H.     Approve the distribution of profit and dividend           Mgmt          For                            For
       policy

I.     Other matters                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD, ROSH HAAYIN                                             Agenda Number:  701875265
--------------------------------------------------------------------------------------------------------------------------
        Security:  M78465107
    Meeting Type:  EGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  IL0010834849
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

I.     Re-appoint Dr. Michael Anghel as an External              Mgmt          For                            For
       Directors and approve that no change is made
       to his remuneration or to the provisions of
       his Director's indemnification and the Director's
       insurance policies

II.    Approve certain amendments to the Company's               Mgmt          For                            For
       2004 Share Option Plan




--------------------------------------------------------------------------------------------------------------------------
 PATNI COMPUTER SYS                                                                          Agenda Number:  701978174
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6788H100
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  INE660F01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 DEC 2008 and the profit & loss account
       for the YE on that date and the reports of
       the Directors and the Auditors thereon

2.     Declare a dividend on equity shares for the               Mgmt          For                            For
       YE 31 DEC 2008

3.     Re-appoint Mr. Arun Maira as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. Pradip Shah as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Appoint the Auditors to hold office from conclusion       Mgmt          For                            For
       of this meeting to the conclusion of next AGM
       and approve to fix their remuneration

6.     Authorize Board of Directors, pursuant to the             Mgmt          For                            For
       provisions of sub-section 3 of Section 228
       and other applicable provisions the Companies
       Act 1956 to re-appoint M/s. MGI Revideco AB
       Authorized Public Accountants, as Sweden Branch
       Auditors to hold office from the conclusion
       of this Meeting to the conclusion of the next
       AGM and approve to fix their remuneration for
       auditing accounts of the Company's branch office
       at Sweden for the YE 31 DEC 2009

S.7    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       31 and other applicable provisions, if any,
       of the Companies Act, 1956 to Substitute the
       existing definition of ''Employee Stock Option
       Scheme'' or 'ESOP' in Article No. 2.1(29) and
       Article Nos. 23(a), 32(a), 32(b) and 47 (a)
       by the Articles 2.1(29), 23(a), 23(g), 32(a),
       32(b) and  47 (a) of the Articles of Association
       of the Company, as specified

8.     Authorize the Members of the Company, pursuant            Mgmt          For                            For
       to the provisions of Section 198, 269, 309,
       310, 311, 387, Schedule XIII and other applicable
       provisions, if any, of the Companies Act 1956
       and subject to other approvals as may be necessary
       including the approval from the Central Government,
       for the appointment of Mr. Jeya Kumar as a
       'Manager' with designation 'Chief Executive
       Officer' w.e.f. 20 FEB 2009 for the period
       of 5 years on the terms and conditions as specified;
       authorize the Board of Directors to vary, alter
       or modify the different components of the remuneration
       as may be agreed by the Board of Directors
       and Mr. Jeya Kumar

S.9    Authorize the Board, pursuant to the Securities           Mgmt          For                            For
       and Exchange Board of India [Employee Stock
       Option Scheme and Employee Stock Purchases
       Scheme] Guidelines, 1999 [hereinafter referred
       to as the 'SEBI ESOP Guidelines'] and any amendment
       thereto, to offer and issue not exceeding 1,850,000
       options [1,500,000 Equity Linked Options and
       350,000 Restricted Stock Units] under Patni
       ESOP 2003 [Revised 2008] i.e. in excess of
       1% of the issued capital of the Company to
       Mr. Jeya Kumar, as per the terms of his appointment,
       as specified

10.    Appoint Mr. Jeya Kumar, Chief Executive Officer           Mgmt          For                            For
       of the Company, pursuant to Section 257 of
       the Companies Act 1956, in respect of whom
       the Company has received notice in writing
       from a Member under Section 257 of the Companies
       Act 1956, signifying his intention to propose
       him as a candidate for the office of Director,
       liable to retire by rotation

11.    Appoint Mr. Pradip Baijal as a Director of the            Mgmt          For                            For
       Company liable to retire by rotation, pursuant
       to Section 257 of the Companies Act 1956 in
       respect of whom the Company has received notice
       in writing from a member under Section 257
       of the Companies Act 1956 signifying his intention
       to propose him as a candidate for the office
       of Director

S.12   Authorize the Board of  Directors of the Company,         Mgmt          For                            For
       in modifications of Special Resolution No.
       10 passed at 25th AGM held on 30 JUN 2003 and
       also Special Resolution No 11 and 12 ratified
       and passed at 26th AGM held on 29 JUN 2004
       in respect of Employee Stock Option Plan ['Patni
       ESOP 2003 [Revised 2008] pursuant to Section
       81(1A) and all other applicable provisions
       if any of the Companies Act 1956 the provisions
       of the Memorandum and Articles of Association
       of the Company's and the regulations/guidelines
       issued by Securities and Exchange Board of
       India or any other relevant authority on Employees
       Stock Option Plans from time to time and subject
       to such approvals, consents, permissions and
       sanctions, which term shall be deemed to include
       the Compensation and remuneration Committee
       or any other Committee which the Board may
       constitute to exercise its powers including
       the powers conferred by this resolution] to
       issue and allot additional 8,000,000 Equity
       Shares of nominal value of INR 2 each to the
       permanent employees of the Company [including
       Executive and Non- Executive Directors but
       excluding the Promoter Directors] under a 'Patni
       ESOP 2003 [Revised 2008] created by the Company
       for the benefit of the employees inter alia
       on the terms and conditions as specified in
       the said Patni ESOP 2003 [Revised 2008]; approve
       the options granted to Non-Executive Directors
       including Independent Directors shall not exceed
       150,000 options in a FY in aggregate shall
       not be more than 1,500,000 under the said Patni
       ESOP Plan

S.13   Authorize the Directors of the Company, in modifications  Mgmt          For                            For
       of Special Resolution No. 10 passed at 25th
       AGM held on 30th JUN 2003 and also Special
       Resolution No. 11 and 12 ratified and passed
       at 26th AGM held on 29th JUN 2004 in respect
       of Employee Stock Option Plan ['Patni ESOP
       2003 [Revised 2008] pursuant to Section 81(1A)
       and all other applicable provisions if any
       of the Companies Act 1956 the provisions of
       the Memorandum and Articles of Association
       of the Company and the regulations/guidelines
       issued by Securities and Exchange Board of
       India or any other relevant authority on Employee
       Stock Option plans form time to time and subject
       to such approvals, consents, permissions and
       sanctions, which term shall be deemed to include
       the Compensation and remuneration Committee
       or any other Committee which the Board may
       constitute to exercise its powers including
       the powers conferred by this resolution, to
       issue and allot additional 8,000,000 Equity
       Shares of nominal value INR 2 each to the permanent
       employees of the subsidiaries of the Company
       [including Executive and Non-Executive Directors
       of such subsidiaries but excluding the Promoter
       Directors] under a 'Patni ESOP 2003 [Revised
       2008] created by the Company for the benefit
       of the employees of the subsidiaries inter
       alia on the terms and conditions as specified
       in the said Patni ESOP 2003 [Revised 2008]

S.14   Approve, pursuant to the provisions of Section            Mgmt          For                            For
       314 and other applicable provisions, if any,
       of the Companies Act 1956, including any statutory
       modifications or re-enactment thereof consent
       and approval of the Company be accorded to
       Mr. Anirudh Patni a relative of Mr. N. K. Patni
       Chairman of the Company to hold and continue
       to hold an office or place of profit as Senior
       Vice President - Strategy and Corporate Development
       of Patni Americas Inc. [formerly Patni Computer
       Systems Inc.] [Patni Inc.] a wholly owned subsidiary
       of the Company on revised terms and conditions
       as specified

S.15   Approve, subject to such approvals as may be              Mgmt          For                            For
       necessary, the Non-Executive Directors of the
       Company be paid annually for each of the 5
       years up to the year 2013, an amount not exceeding
       1% of net profits of the Company as provided
       under Section 309(4) of the Companies Act 1956
       [the ''Act''] or any amendment or modification
       thereof in addition to the sitting fees for
       attending the meeting of the Board of Directors
       or any Committee thereof, to be divided amongst
       the Directors aforesaid in such manner as the
       Board of Directors of the Company may from
       time to time determine




--------------------------------------------------------------------------------------------------------------------------
 PBG S.A.                                                                                    Agenda Number:  701954047
--------------------------------------------------------------------------------------------------------------------------
        Security:  X634AG103
    Meeting Type:  AGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  PLPBG0000029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the Meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to acknowledge the proper convening               Mgmt          No Action
       of the meeting and its ability to adopt resolutions

4.     Approve the presentation of the agenda                    Mgmt          No Action

5.     Elect the Scrutiny Commission                             Mgmt          No Action

6.     Approve the presentation of the financial statement       Mgmt          No Action
       and the management Board Report on the company
       activities, Company Capital Group activity,
       consolidated financial statement and motion
       on profit distribution for 2008

7.     Approve the Supervisory Board's Evaluation of             Mgmt          No Action
       the Management's reports

8.     Approve the discussion on presented reports               Mgmt          No Action

9.     Approve the management Board report on Company            Mgmt          No Action
       Activities and financial statement for 2008

10.    Approve the Report on capital group activities            Mgmt          No Action
       and the consolidated financial statement for
       2008

11.    Approve the Profit distribution for 2008                  Mgmt          No Action

12.    Approve to discharge the members of the management        Mgmt          No Action
       Board from their duties completed in 2008

13.    Approve to discharge the Members of the Supervisory       Mgmt          No Action
       Board from their duties completed in 2008

14.    Approve the changes among the Supervisory Board           Mgmt          No Action
       members

15.    Adopt the Resolution on issuing series A bonds            Mgmt          No Action
       interchangeable into series G Shares and increasing
       the share capital, excluding the rights issue
       of the existing Shareholders

16.    Adopt the Resolution on increasing the Share              Mgmt          No Action
       Capital by issuing series H Shares excluding
       the rights issue of the Existing Shareholders

17.    Amend the Companys Statute text in order to               Mgmt          No Action
       authorize the Management Board to increase
       the Share Capital

18.    Amend the Companys Statute text                           Mgmt          No Action

19.    Authorize the Management Board to set the uniform         Mgmt          No Action
       text of Articles of Association

20.    Amend the rules of the Supervisory Board                  Mgmt          No Action

21.    Amend the rules of General Meetings                       Mgmt          No Action

22.    Closing of the Meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 PELHAMS LIMITED                                                                             Agenda Number:  701710306
--------------------------------------------------------------------------------------------------------------------------
        Security:  V7221K109
    Meeting Type:  AGM
    Meeting Date:  25-Sep-2008
          Ticker:
            ISIN:  ZW0009011793
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the statements for YE 31 MAR            Mgmt          For                            For
       2008

2.     Elect the Directors                                       Mgmt          For                            For

3.     Approve the remuneration of the past Auditors             Mgmt          For                            For
       and appoint the Auditors

4.     Approve to fix the fees payable to the Directors          Mgmt          For                            For
       for YE 31 MAR 2008

5.     Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PERDIGAO S A                                                                                Agenda Number:  701777243
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7704H109
    Meeting Type:  EGM
    Meeting Date:  18-Dec-2008
          Ticker:
            ISIN:  BRPRGAACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

1.     Ratify the choice of the evaluation Company               Mgmt          For                            For
       experts appointed by the Board of Directors
       for the preparation of the book valuation reports
       of Perdigao Agroindustrial S.A. Agroindustrial,
       of Perdigao Agroindustrial Mato Grosso Ltda.
       Mato Grosso, of Batavia S.A. Industria De Alimentos
       Batavia and of Marocae Russo Industria E Comercio
       Ltda. Maroca, for the purpose of the spin off
       of Agroindustrial, followed by the Merger of
       Mato Grosso, of Batavia and of Maroca by the
       Company

2.     Approve the evaluation reports and the protocol           Mgmt          For                            For
       justification relating to the spin off of Agroindustrial,
       with the transfer of the net assets made up
       of the investments in Mato Grosso, in Batavia
       and in Maroca and liabilities made up of debts,
       accounts payable and loans by Perdigao spin
       off, followed by the Merger of Mato Grosso,
       of Batavia and of Maroca by the Company

3.     Approve the spin off and the merger of Mato               Mgmt          For                            For
       Grosso, of Batavia and of Maroca by Perdigao,
       with the consequent extinction of these Companies




--------------------------------------------------------------------------------------------------------------------------
 PERDIGAO SA, SAO PAULO                                                                      Agenda Number:  701814940
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7704H109
    Meeting Type:  EGM
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  BRPRGAACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

1.     Ratify the choice of the valuation company appraisers     Mgmt          For                            For
       appointed by the Board of Directors for the
       preparation of the book valuation report of
       Perdigao Agroindustrial S.A. for the purpose
       of its merger into the Company

2.     Approve the valuation report and protocol and             Mgmt          For                            For
       justification of merger of Perdigao Agroindustrial
       S.A. into Perdigao S.A.

3.     Approve the merger of Perdigao Agroindustrial             Mgmt          For                            For
       S.A. into Perdigao S.A. with the consequent
       extinction of the first company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PERDIGAO SA, SAO PAULO                                                                      Agenda Number:  701906135
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7704H109
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRPRGAACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THE SHAREHOLDERS SUBMITTING              Non-Voting    No vote
       A VOTE TO ELECT A MEMBER MUST INCLUDE THE NAME
       OF THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE.THANK YOU.

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.     Approve to examine and vote on the Board of               Mgmt          For                            For
       Directors report, financial statements, remaining
       documents relating to the FY that ended on
       31 DEC 2008, decide on the allocation of the
       results

2.     Elect the Members of the Board of Directors               Mgmt          For                            For

3.     Elect the finance Committee and Audit Committee           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PERDIGAO SA, SAO PAULO                                                                      Agenda Number:  701906147
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7704H109
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRPRGAACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU

1.     Ratify the payment of remuneration to shareholders,       Mgmt          For                            For
       in accordance with the decision of the Board
       of Directors

2.     Approve to set the global remuneration of the             Mgmt          For                            For
       Company Director's and the Members of the Finance
       Committee




--------------------------------------------------------------------------------------------------------------------------
 PERDIGAO SA, SAO PAULO                                                                      Agenda Number:  701986234
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7704H109
    Meeting Type:  EGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  BRPRGAACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       VOTES IN FAVOR 'AND' AGAINST IN THE SAME AGENDA           Non-Voting    No vote
       ITEM ARE NOT ALLOWED. ONLY VOTES IN FAVOR AND/OR
       ABSTAIN OR AGAINST AND/ OR ABSTAIN ARE ALLOWED.

1.     Amend paragraph 1 of Article 5 of the Corporate           Mgmt          For                            For
       bylaws to increase the limit of the authorized
       capital of the Company from 250,000,000 to
       500,000,000 shares in such a way as to allow
       A-The capital increase resulting from the primary
       public offering for distribution of common
       shares issued by the Company, and B -the capital
       increase resulting from the merger of shares
       issued by Sadia S.A. to be implemented by the
       Company, as disclosed to the market in a notice
       of material fact on 19 MAY 2009




--------------------------------------------------------------------------------------------------------------------------
 PERLIS PLANTATIONS BERHAD                                                                   Agenda Number:  701920200
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70879104
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  MYL4065OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the YE 31 DEC 2008 and the reports of the Directors
       and the Auditors thereon

2.     Approve the payment of a final single tier dividend       Mgmt          For                            For
       of 18 sen per share in respect of the FYE 31
       DEC 2008 as recommended by the Directors

3.     Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 306,626 for the FYE 31 DEC 2008

4.     Elect Mr. Cheang Kwan Chow as a Director, who             Mgmt          For                            For
       retire in accordance with Article 88 of the
       Articles of Association of the Company

5.     Elect Mr. Lim Soon Huat as a Director, who retire         Mgmt          For                            For
       in accordance with Article 88 of the Articles
       of Association of the Company

6.     Re-appoint, pursuant to Section 129(6) of the             Mgmt          For                            For
       Companies Act 1965, Datuk Oh Siew Nam as a
       Director of the Company to hold office until
       the conclusion of the next AGM of the Company

7.     Re-appoint, pursuant to Section 129(6) of the             Mgmt          For                            For
       Companies Act 1965, Dato Sri Liang Kim Bang
       as a Director of the Company to hold office
       until the conclusion of the next AGM of the
       Company

8.     Re-appoint, pursuant to Section 129(6) of the             Mgmt          For                            For
       Companies Act 1965, YM Raja Dato' Seri Abdul
       Aziz bin Raja Salim as a Director of the Company
       to hold office until the conclusion of the
       next AGM of the Company

9.     Appoint Messrs. Mazars as the Auditors of the             Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

10.    Authorize the Directors, subject to the Companies         Mgmt          For                            For
       Act 1965 and the Articles of Association of
       the Company, to allot and issue shares in the
       Company at any time until the conclusion of
       the next AGM and upon such terms and conditions
       and for such purposes as the Directors may,
       in their absolute discretion, deem fit provided
       that the aggregate number of shares to be issued
       does not exceed 10% of the issued and paid-up
       share capital of the Company for the time being
       and that the Directors be and are also empowered
       to obtain approval for the listing of and quotation
       for the additional shares so issued on Bursa
       Malaysia Securities Berhad

11.    Approve the mandate for recurrent related party           Mgmt          For                            For
       transactions of revenue or trading nature as
       specified

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PERUSAHAAN PERSEROAN PERSERO P T TELEKOMUNIKIASI INDONESIA                                  Agenda Number:  701697142
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  EGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to filling the vacant position on the             Mgmt          For                            For
       Board of Commissioners

2.     Approve the extension of the term of the Company          Mgmt          For                            For
       Board of Commissioners, which Members were
       elected in EGM of shareholders dated 03 OCT
       2004, until the closing of the Company AGM
       of shareholder in 2009




--------------------------------------------------------------------------------------------------------------------------
 PERUSAHAAN PERSEROAN PERSERO P T TELEKOMUNIKIASI INDONESIA                                  Agenda Number:  701978061
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for book            Mgmt          For                            For
       year 2008 including the Board of Commissioners
       report regarding their supervision duty

2.     Ratify the financial report and the partnership           Mgmt          For                            For
       and community development program for book
       year 2008

3.     Approve the utilization of Company net profit             Mgmt          For                            For
       for Book Year 2008

4.     Approve the determination on remuneration for             Mgmt          For                            For
       the Board of Management for book year 2009

5.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       Independent Public Accountant to audit Company's
       books for book year 2009 and approve to determine
       their honorarium

6.     Approve the implementation of regulation of               Mgmt          For                            For
       the Ministry of State owned enterprise no.
       per 05/mbu/2008

7.     Approve the change in the Board of Management             Mgmt          For                            For
       structure




--------------------------------------------------------------------------------------------------------------------------
 PETKIM PETROKIMYA HOLDING AS, IZMIR                                                         Agenda Number:  701809711
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7871F103
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  TRAPETKM91E0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening of the assembly, elect the Chairmanship           Mgmt          No Action

2.     Authorize the presiding Board to sign the minutes         Mgmt          No Action
       of the general assembly meeting

3.     Amend the Articles number 3, 6, 8, 9 and 15               Mgmt          No Action
       Articles of Association and abolition of temporary
       Articles number 1, 2, and 3

4.     Approve the 2008 annual report with the reports           Mgmt          No Action
       of the Board and the Auditors

5.     Approve the 2008 FY balance sheet and income              Mgmt          No Action
       statement according to the law of capital markets
       Board and tax procedure law

6.     Approve the elections by the Board of Directors           Mgmt          No Action
       and the Board of Auditors and electing members
       for the Board of Directors and the Auditors
       according to the Company's Article 11th, 22nd
       and according to the Turkish Commercial Code
       315th and 351th

7.     Grant discharge of the Chairman, Board Members            Mgmt          No Action
       and Audit Committee Members in condition that
       the responsibilities of the Chairman, Board
       members and Audit Committee Members who were
       in charge before privatization dated 30 MAY
       2008

8.     Approve the Independent Auditor's Committee               Mgmt          No Action
       to investigate operations and accounts of the
       year 2008 and 2009 as per the Communique of
       the independent external auditing in capital
       markets published by the Capital Markets Board

9.     Approve to determine the wages of the Members             Mgmt          No Action
       of the Board of Directors and the Auditors

10.    Approve the profit distribution according to              Mgmt          No Action
       the Board of Directors proposal

11.    Approve to inform the shareholders on the profit          Mgmt          No Action
       distribution policies

12.    wishes, hopes and closure                                 Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 PETRA PERDANA BHD                                                                           Agenda Number:  701989785
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883J100
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  MYL7108OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the YE 31 DEC 2008 and the reports of the Directors
       and the Auditors thereon

2.     Re-elect Mr. Datin Nariza Hajjar Hashim as a              Mgmt          For                            For
       Director, who retires in accordance with Article
       103 of the Company's Articles of Association

3.     Re-elect Mr. Encik Ahmad bin Haji Mohd Sharkan            Mgmt          For                            For
       as a Director, who retires in accordance with
       Article 103 of the Company's Articles of Association

4.     Re-elect Mr. Tiong Young Kong as a Director,              Mgmt          For                            For
       who retires in accordance with Article 109
       of the Company's Articles of Association

5.     Approve the payment of the Directors' fees amounting      Mgmt          For                            For
       to MYR 134,500 for the FYE 31 DEC 2008

6.     Declare a first and final dividend of 2.0 sen             Mgmt          For                            For
       per share less tax at 25% in respect of the
       FYE 31 DEC 2008

7.     Re-appoint Messrs. Horwath as the Auditors of             Mgmt          For                            For
       the Company until the conclusion of the next
       AGM and authorize the Directors to fix their
       remuneration

8.     Authorize the Directors, subject always to the            Mgmt          For                            For
       approvals of the relevant authorities and pursuant
       to Section 132D of the Companies Act, 1965,
       to issue and allot ordinary shares in the Company
       at any time and upon such terms and conditions
       and for such purposes as the Directors may
       in their discretion deem fit provided that
       the aggregate number of ordinary shares to
       be issued does not exceed 10% of the total
       issued share capital of the Company at the
       time of issue; and [Authority expires at the
       conclusion of the next AGM of the Company]

9.     Authorize the Company to renew the general mandate,       Mgmt          For                            For
       which was described in the circular to shareholders
       of the Company dated 11 APR 2007, to divest
       up to 19,500,000 ordinary shares of MYR 0.50
       each in Petra Energy Berhad [Petra Energy],
       representing 10% of the enlarged issued and
       paid-up share capital of Petra Energy after
       its proposed listing on the Main Board of Bursa
       Malaysia Securities Berhad on 26 JUL 2007,
       for cash through the open market and/or placement[s]
       at such time[s] as the Directors may in their
       discretion deem fit provided the price[s] shall
       not be more than 10% discount of the 5-day
       weighted average market price[s] of the ordinary
       shares of MYR 0.50 each in Petra Energy [Petra
       Energy Shares] preceding the relevant date[s]
       of the divestment[s] [Divestment Mandate];
       [Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143[1]
       of the Companies Act, 1965 [the Act] [but shall
       not extend to such extension as may be allowed
       pursuant to Section 143[2] of the Act]]; authorize
       the Directors of the Company to act for and
       on behalf of the Company, to take all such
       steps and execute all necessary documents as
       they may consider expedient or deem fit in
       the best interest of the Company to give effect
       to the Divestment Mandate contemplated and/or
       authorized by this resolution

10.    Authorize the Company and/or its subsidiary,              Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into the recurrent related party transactions
       of revenue or trading nature with those related
       parties as specified in Section 2.5 of the
       circular to shareholders dated 3 JUN 2009,
       which are necessary for the Group's day-to-day
       operations in the ordinary course of business,
       on terms not more favourable than those generally
       available to the public and not detrimental
       to the minority shareholders of the Company;
       [Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143[1]
       of the Companies Act, 1965 [the Act] [but shall
       not extend to such extension as may be allowed
       pursuant to Section 143[2] of the Act]]; authorize
       the Directors of the Company to act for and
       on behalf of the Company, to take all such
       steps and execute all necessary documents as
       they may consider expedient or deem fit in
       the best interest of the Company to give effect
       to the transactions contemplated and/or authorized
       by this resolution

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PETROBRAS ENERGIA  PARTICIPACIONES S A                                                      Agenda Number:  701795570
--------------------------------------------------------------------------------------------------------------------------
        Security:  P78277103
    Meeting Type:  OGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  ARHOLD010025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT, IN ORDER TO PERMIT FOREIGN              Non-Voting    No Action
       SHAREHOLDERS TO PARTICIPATE IN THE SHAREHOLDERS'
       MEETING, ARGENTINEAN COMPANIES MAY REQUEST
       FOREIGN SHAREHOLDERS TO PROVIDE PROOF OF THEIR
       REGISTRATION AT THE SUPERINTENDENCY OF CORPORATIONS
       ["INSPECCION GENERAL DE JUSTICIA"]

1.     Approve the merger of the Company and Petrobras           Mgmt          No Action
       Energa S.A. [Pesa], whereby Pesa is the absorbing
       and surviving Company and Pepsa is the absorbed
       Company [the Merger], under the terms of Section
       82 and related provisions of the Business Associations
       law no.19,550, as amended [the Bal]

2.     Approve the following documentation relating              Mgmt          No Action
       to the Merger: (I) the Preliminary Merger Agreement
       signed by the Company and Pesa on 02 SEP 2008,
       (II) the Company's financial statements as
       of 30 JUN 2008 used for the purposes of the
       Merger, the Merger special consolidated balance
       sheet as of 30 JUN 2008 and the reports prepared
       by the Statutory Syndic Committee and the Company's
       External Auditor on the above referenced financial
       statements, and (iii) the exchange ratio

3.     Approve the performance of the suspended Directors        Mgmt          No Action
       in accordance with the provisions of Section
       7 of the Preliminary Merger Agreement and Section
       84, last Paragraph, of the Bal, and the performance
       of the Substitute Pesa Directors and the consideration
       of the compensation of Directors leaving office

4.     Approve the dissolution of the Company as a               Mgmt          No Action
       result of the Merger

5.     Grant authority for the execution, in the name            Mgmt          No Action
       and on behalf of the Company, of the Definitive
       Merger Agreement

6.     Authorize the Board of Directors, with powers             Mgmt          No Action
       to sub-delegate, to take any and all steps
       required in connection with the business to
       be dealt with in Resolutions 1, 4 and 5 of
       the agenda

7.     Approve an affirmative vote in connection with            Mgmt          No Action
       Resolutions 1, 2, 3, 4, 5, 6, 7, 8, 9, 10,
       11 and 12 at Pesas General Regular and Special
       Shareholders Meeting called for 30 JAN 2009

8.     Appoint 2 shareholders to sign the minutes                Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 PETROBRAS ENERGIA  PARTICIPACIONES S A                                                      Agenda Number:  701826236
--------------------------------------------------------------------------------------------------------------------------
        Security:  P78277103
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  ARHOLD010025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No Action
       YOU.

A.1    Receive the report from the Board of Directors            Mgmt          No Action
       and informative summary, inventory, balance
       sheet, income statement, statement of the development
       of net worth, cash flow statement, complementary
       notes and exhibits to the balance sheet and
       the english-language version of the documents
       referred to, the opinion from the Auditor,
       report from the oversight committee and additional
       information required by Article 68 of the stock
       exchange regulations, for the FY that ended
       on 31 DEC 2008

A.2    Approve the term in office of the oversight               Mgmt          No Action
       body for the FY that ended on 31 DEC 2008,
       and of the Management Body since the annual
       and EGM of shareholders held on 30 JAN 2009,
       to date

A.3    Ratify the interim dividend distributed by the            Mgmt          No Action
       Board of Directors of the Company on 05 AUG
       2008

A.4    Approve the allocation of profit                          Mgmt          No Action

A.5    Elect the full and alternate Members of the               Mgmt          No Action
       Oversight Committee

A.6    Approve the remuneration for the Members of               Mgmt          No Action
       the Board of Directors and Members of the Oversight
       Committee

A.7    Approve the compensation for the certified Public         Mgmt          No Action
       Accountant who audited the balance sheet to
       31 DEC 2008, and designation of the certified
       Public Accountant to perform the role of Outside
       Auditor for the new FY

A.8    Approve the budget for the Audit Committee                Mgmt          No Action

E.9    Approve the affirmative vote to be cast in regard         Mgmt          No Action
       to items 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and
       11 at the annual and EGM of Petrobras Energia
       S.A. called for 27 MAR 2009

A.10   Approve the designation of 2 shareholders to              Mgmt          No Action
       sign the minutes




--------------------------------------------------------------------------------------------------------------------------
 PETROBRAS ENERGIA PARTICIPACIONES S.A.                                                      Agenda Number:  932992337
--------------------------------------------------------------------------------------------------------------------------
        Security:  71646M102
    Meeting Type:  Annual
    Meeting Date:  30-Jan-2009
          Ticker:  PZE
            ISIN:  US71646M1027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

R1     APPROVAL OF THE PERFORMANCE OF SUSPENDED DIRECTORS.       Mgmt          For                            For

S2     APPROVAL OF THE MERGER OF THE COMPANY AND PETROBRAS       Mgmt          For                            For
       ENERGIA S.A. ("PESA"), WHEREBY PESA IS THE
       ABSORBING AND SURVIVING COMPANY AND PEPSA IS
       THE ABSORBED COMPANY (THE "MERGER").

S3     APPROVAL OF THE PRELIMINARY MERGER AGREEMENT              Mgmt          For                            For
       SIGNED BY THE COMPANY AND PESA ON SEPTEMBER
       2, 2008.

S4     APPROVAL OF THE COMPANY'S FINANCIAL STATEMENTS            Mgmt          For                            For
       AS OF JUNE 30, 2008.

S5     APPROVAL OF THE EXCHANGE RATIO IN CONNECTION              Mgmt          For                            For
       WITH THE MERGER.

S6     DISSOLUTION OF THE COMPANY AS A RESULT OF THE             Mgmt          For                            For
       MERGER.

S7     AUTHORIZATION FOR EXECUTION OF THE DEFINITIVE             Mgmt          For                            For
       MERGER AGREEMENT.

S8     DELEGATION TO THE BOARD OF DIRECTORS, WITH POWERS         Mgmt          For                            For
       TO SUBDELEGATE, OF ANY POWERS NECESSARY TO
       TAKE ANY AND ALL STEPS REQUIRED IN CONNECTION
       WITH THE MERGER AND DISSOLUTION OF THE COMPANY.

S9     APPOINTMENT OF TWO SHAREHOLDERS TO SIGN THE               Mgmt          For                            For
       MINUTES.




--------------------------------------------------------------------------------------------------------------------------
 PETROBRAS ENERGIA PARTICIPACIONES S.A.                                                      Agenda Number:  933010667
--------------------------------------------------------------------------------------------------------------------------
        Security:  71646M102
    Meeting Type:  Special
    Meeting Date:  27-Mar-2009
          Ticker:  PZE
            ISIN:  US71646M1027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     CONSIDERATION OF THE ANNUAL REPORT AND SUMMARY            Mgmt          For                            For
       OF EVENTS, INVENTORY, ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATMENT.

02     APPROVAL OF PERFORMANCE OF SUPERVISORY BODY               Mgmt          For                            For
       AND PERFORMANCE OF MANAGEMENT BODY SINCE THE
       REGULAR AND SPECIAL SHAREHOLDERS' MEETING HELD
       ON JANUARY 30, 2009 TO DATE.

03     CONFIRMATION OF THE ADVANCE DIVIDEND DISTRIBUTED          Mgmt          For                            For
       BY THE COMPANY'S BOARD OF DIRECTORS ON AUGUST
       5, 2008.

04     ALLOCATION OF PROFITS FOR THE YEAR.                       Mgmt          For                            For

05     ELECTION OF THE REGULAR AND ALTERNATE MEMBERS             Mgmt          For                            For
       OF THE STATUTORY SYNDIC COMMITTEE.

06     CONSIDERATION OF THE COMPENSATION OF DIRECTORS            Mgmt          For                            For
       AND STATUTORY SYNDIC COMMITTEE'S MEMBERS.

07     CONSIDERATION OF COMPENSATION OF CERTIFIED PUBLIC         Mgmt          For                            For
       ACCOUNTANT WHO AUDITED GENERAL BALANCE SHEET
       AND APPOINTMENT OF CERTIFIED PUBLIC ACCOUNTANT
       WHO WILL PERFORM AS INDEPENDENT AUDITOR.

08     CONSIDERATION OF THE AUDIT COMMITTEE'S BUDGET.            Mgmt          For                            For

09     AFFIRMATIVE VOTE TO BE CAST IN CONNECTION WITH            Mgmt          For                            For
       ITEMS 1-11 AT GENERAL REGULAR AND EXTRAORDINARY
       SHAREHOLDERS' MEETING.*

10     APPOINTMENT OF TWO SHAREHOLDERS TO SIGN THE               Mgmt          For                            For
       MINUTES.




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  701636865
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  EGM
    Meeting Date:  31-Jul-2008
          Ticker:
            ISIN:  CNE1000003W8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the resolution regarding the issue of             Mgmt          For                            For
       Domestic Corporate Bonds in principal amount
       not exceeding RMB 60 billion within 2 years
       after the date of such resolution passed at
       the EGM of the Company and authorize the Directors
       to deal with all matters in connection with
       the issue of Domestic Corporate Bonds




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  701699158
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2008
          Ticker:
            ISIN:  CNE1000003W8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify, the New Comprehensive Agreement       Mgmt          For                            For
       entered into between the Company and China
       National Petroleum Corporation; approve the
       Non-Exempt Continuing Connected Transactions
       and the proposed caps of the Non Exempt Continuing
       Connected Transactions under the New Comprehensive
       Agreement and the revised Non Exempt annual
       caps, which the Company expects to occur in
       the ordinary and usual course of business of
       the Company and its subsidiaries, as the case
       may be, and to be conducted on normal commercial
       terms; and approve and ratify the execution
       of the New Comprehensive Agreement by Mr. Zhou
       Mingchun, Chief Financial Officer for and on
       behalf of the Company and authorize Mr. Zhou
       Mingchun to make any amendment to the New Comprehensive
       Agreement as he thinks desirable and necessary
       and to do all such further acts and things
       and execute such further documents and take
       all such steps which in his opinion may be
       necessary, desirable or expedient to implement
       and/or give effect to the terms of such transactions

2.     Approve and ratify, the Supplemental Agreement            Mgmt          For                            For
       to the CRMSC products and Services Agreement
       between the Company and China Railway Materials
       and Suppliers Corporation (as attached to the
       resolution); approve the Non-Exempt Continuing
       Connected Transactions under, and the proposed
       caps in respect of, the supplemental agreement
       to the CRMSC products and services agreement
       which the Company expects to occur in the ordinary
       and usual course of business of the Company
       and its subsidiaries, as the case may be, and
       to be conducted on normal commercial terms;
       and approve and ratify the execution of the
       CRMSC products and services agreement by Mr.
       Zhou Mingchun, Chief Financial Officer for
       and on behalf of the Company and authorize
       Mr. Zhou Mingchun, to make any amendment to
       the CRMSC products and services agreement as
       he thinks desirable and necessary and to do
       all such further acts and things and execute
       such further documents and take all such steps
       which in his opinion may be necessary, desirable
       or expedient to implement and/or give effect
       to the terms of such transactions

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  701899998
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  AGM
    Meeting Date:  12-May-2009
          Ticker:
            ISIN:  CNE1000003W8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 548783 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for the year 2008

2.     Approve the report of Supervisory Committee               Mgmt          For                            For
       of the Company for the year 2008

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company for the year 2008

4.     Approve the declaration and payment of the final          Mgmt          For                            For
       dividends for the YE 31 DEC 2008 in the amount
       and in the manner recommend by the Board of
       Directors

5.     Authorize the Board of Directors to determine             Mgmt          For                            For
       interim dividend

6.     Approve the continuation of appointment of PricewaterhouseCoopers,Mgmt          For                            For
       Certified Public Accountants, as the International
       Auditors of the Company and PricewaterhouseCoopers
       Zhong Tian CPAs Company Limited, Certified
       Public Accountants, as the Domestic Auditors
       of the Company, for the year 2009 and authorize
       the Board of Directors to fix their remuneration

S.7    Authorize the Board of Directors, granted an              Mgmt          For                            For
       unconditional general mandate to separately
       or concurrently issue, allot and deal with
       additional domestic shares and overseas listed
       foreign shares of the Company, provided that
       the number of the domestic shares and overseas
       listed foreign shares issued and allotted or
       agreed conditionally or unconditionally to
       be issued and allotted shall not exceed 20%
       of each of the existing domestic shares and
       overseas listed foreign shares of the Company
       in issue as at the date of this resolution,
       and to execute and do or procure to be executed
       and done, all such documents, deeds and things
       as it may consider necessary in connection
       with the issue of such shares; [Authority expire
       after the 12 month period following the passing
       of this resolution]; and to make such amendments
       to the Articles of Association of the Company
       as it thinks fit so as to increase the registered
       share capital of the Company and reflect the
       new capital structure of the Company upon the
       allotment and issuance of shares of the Company
       as contemplated in this Resolution, in order
       to facilitate the issuance of shares in accordance
       with this resolution in a timely manner, to
       establish a special committee of the Board
       of Directors comprising Mr. Jiang Jiemin, Mr.
       Zhou Jiping and Mr. Wang Guoliang and authorize
       such committee to exercise all such power granted
       to the Board of Directors to execute and do
       all such documents, deeds and things as it
       may consider necessary in connection with the
       issue of such shares contingent on the passing
       of this Resolution and within the relevant
       period of this mandate, the Board of Directors
       and the special committee of the Board of Directors
       will only exercise its respective power under
       such mandate in accordance with the Company
       Law of the PRC, the Securities Law of the PRC,
       regulations or the listing rules of the stock
       exchange on which the Shares of the Company
       are listed (as amended from time to time) and
       only if all necessary approvals from the China
       Securities Regulatory Commission and/or other
       relevant PRC government authorities are obtained
       and the special committee of the Board of Directors
       will only exercise its power under such mandate
       in accordance with the power granted by the
       shareholders at the AGM to the Board of Directors

S.8    Approve and ratify to grant an unconditional              Mgmt          For                            For
       general mandate to issue debt financing instruments
       in the aggregate principal amount of up to
       RMB 100 billion (or if issued in foreign currency,
       equivalent to the exchange rate announced by
       the People’s Bank of China on the date
       of issue), upon such terms and conditions to
       be determined by the Board of Directors, and
       authorize the Board of Directors to: determine
       and approve the category, specific terms, conditions
       and other matters in respect of the issue of
       such instruments, including but not limited
       to the issue size, actual amount, currency,
       issue prices, coupon rates or method of determining
       the coupon rates, timing of issuance, whether
       to issue in tranches and the number of tranches,
       whether any terms for repurchase and redemption
       will be in place, rating arrangements, guarantee,
       schedule of repayment of the principal and
       the interests, use of proceeds as approved
       by the shareholders meeting, specific placing
       arrangements and underwriting arrangements;
       and to make corresponding changes to the plan
       of such issuance based on opinions of the regulatory
       authorities when there is any change on the
       policies which affects the issue of such instruments
       or when there are changes on the market conditions,
       save for issues which are subject to further
       approval at shareholders' meeting as required
       by the relevant laws, regulations and Articles
       of Association, to execute and do or procure
       to be executed and done, all such documents,
       deeds and things as it may consider necessary
       in connection with the issue of such instruments,
       to determine whether such instruments shall
       be listed, and where the Board of Directors
       determines so, to execute and do or procure
       to be executed and done, all such documents,
       deeds and things as it may consider necessary
       in connection with the listing of such instruments,
       where the Board of Directors has already taken
       actions and steps with respect to the issue
       of such instruments, such actions and steps,
       and in the event the Company had issued such
       instrument and would expect to fail to pay
       the principal or coupon interests of such instrument
       on schedule, or fail to pay the principal and
       coupon interests on the due date during the
       subsistence of such instrument, to determine
       not to distribute dividends to the shareholders
       of the Company, in accordance with relevant
       protection measures for repayment of debts
       as required under the relevant laws and regulations;
       [Authority expires until the conclusion of
       the next AGM of the Company]; and in order
       to facilitate the issuance of debt financing
       instruments in accordance with this resolution
       in a timely manner, to further authorize the
       Chief Financial Officer of the Company to exercise
       all such power granted to the Board of Directors
       to execute and do all such documents, deeds
       and things as he may consider necessary in
       connection with the issue and listing (where
       applicable) of such debt financing instruments,
       by reference to the specific needs of the Company
       and other market conditions, contingent on
       the passing of this Resolution and within the
       relevant period of this mandate

9.     Elect Mr. Wang Daocheng as an Independent Supervisor      Mgmt          For                            For
       of the  Company




--------------------------------------------------------------------------------------------------------------------------
 PETROKEMIJA D.D., KUTINA                                                                    Agenda Number:  701593483
--------------------------------------------------------------------------------------------------------------------------
        Security:  X64280104
    Meeting Type:  AGM
    Meeting Date:  03-Jul-2008
          Ticker:
            ISIN:  HRPTKMRA0005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       24 JUL 2008 AT 12:00 AM. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Approve the AGM opening and determination of              Mgmt          For                            For
       quorum

2.     Approve the annual financial reports for 2007,            Mgmt          For                            For
       after being determinated by the Management
       and the Supervisory Board and the Management
       Board report on Company's position

3.     Approve the Supervisory Board report                      Mgmt          For                            For

4.     Approve the decision on use of profit                     Mgmt          For                            For

5.A    Approve the decision on release of the Management         Mgmt          For                            For
       Board Members

5.B    Approve the decision on release of the Supervisory        Mgmt          For                            For
       Board Members

6.     Approve the decision on reward for the Supervisory        Mgmt          For                            For
       Board Member

7.     Approve the decision on appointment of the Auditors       Mgmt          For                            For
       for the 2008




--------------------------------------------------------------------------------------------------------------------------
 PETROKEMIJA D.D., KUTINA                                                                    Agenda Number:  701784604
--------------------------------------------------------------------------------------------------------------------------
        Security:  X64280104
    Meeting Type:  AGM
    Meeting Date:  14-Jan-2009
          Ticker:
            ISIN:  HRPTKMRA0005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       05 FEB 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Opening of the AGM and identification of the              Mgmt          For                            For
       quorum

2.     Approve to acquire own shares                             Mgmt          For                            For

3.A    Approve the determination mandate expiry for              Mgmt          For                            For
       the Supervisory Board Members

3.B    Elect the Supervisory Board Members                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PETROL AD, SOFIA                                                                            Agenda Number:  701974241
--------------------------------------------------------------------------------------------------------------------------
        Security:  X65404109
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2009
          Ticker:
            ISIN:  BG11PESOBT13
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       09 JUL 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Adopt the annual report of the Management Board           Mgmt          For                            For
       about the activities of the Company in 2008
       project for decision: the general meeting of
       shareholders adopts the annual report of the
       Management Board about the activities of the
       Company in 2008

2.     Adopt the audited annual financial statement              Mgmt          For                            For
       of the Company for 2008 project for decision:
       the general meeting of shareholders adopts
       the audited annual financial statement of the
       Company for 2008

3.     Adopt the report of the specialized audit Company         Mgmt          For                            For
       for 2008 project for decision: the general
       meeting of shareholders adopts the report of
       the specialized audit Company for 2008

4.     Approve the profit allocation decision for 2008           Mgmt          For                            For
       project for decision: the general meeting of
       shareholders adopts the proposal for the profit
       allocation decision for 2008

5.     Adopt the decision for exemption from liability           Mgmt          For                            For
       the Members of the Management and the Supervisory
       Boards for their activity in 2008 project for
       decision: the general meeting of shareholders
       exempts from liability the Members of the Management
       and the Supervisory Boards for their activity
       in 2008

6.     Adopt the annual report of the investor relations         Mgmt          For                            For
       Director about his 2008 activity, project for
       decision: the general meeting of shareholders
       adopts the annual report of the Investor Relations
       Director about his 2008 activity

7.     Elect the Audit Committee of the Company and              Mgmt          For                            For
       setting of its mandate and the remuneration
       amount of its members project for decision:
       the general meeting of shareholders adopts
       the proposal for the election of audit committee
       of the Company and sets its mandate and the
       remuneration amount of its Members

8.     Elect the specialized Audit Comp any [Chartered           Mgmt          For                            For
       Accountant] for audit and Certification of
       the annual accountant report and balance sheet
       of the Company for 2009 project for decision:
       the general meeting of shareholders adopts
       the proposal for the election of specialized
       audit Company [Chartered Accountant] for audit
       and certification of the annual accountant
       report and balance sheet of the Company for
       2009

9.     Amend the Article of Association of the Company           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PETROL LJUBLJANA D.D., LJUBLJANA                                                            Agenda Number:  701876104
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16081105
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  SI0031102153
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 540897 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A MEETING-SPECIFICNon-Voting    No vote
       POWER OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. THE POA SHOULD BE PRINTED ON COMPANY
       LETTERHEAD AND SIGNED ACCORDING TO SIGNATORY
       LIST IN PLACE. THE POA MUST ALSO BE NOTARIZED
       AND APOSTILLIZED. PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE FOR DETAILS. THANK YOU.

1.     Opening of the general meeting, confirmation              Mgmt          For                            For
       of a Quorum, Presentation of the general meeting
       bodies

2.     Amend the Company's Articles of Association               Mgmt          For                            For
       as regards announcements to shareholders, compliance
       of the list of the Company's activities with
       the new standard classification, and editorial
       amendments

3.     Appoint the Members of the Supervisory Board              Mgmt          For                            For
       for a 4 year term commencing 07 APR 2009: Messrs.
       Medved, Korelic, Valant, Juzna, Podpecan for
       a 4 year term commencing 16 JUN 2009: Mr. Mejak

       PLEASE NOTE THAT THIS IS A COUNTER PROPOSAL               Non-Voting    No vote
       FROM THE SHAREHOLDERS KAPITALSKA DRUZBA D.D
       AND SLOVENSKA ODSKODNINSKA DRUZBA D. D. THANK
       YOU.

3.     Appoint the Members of the Supervisory Board              Shr           For                            Against
       of Petrol, Slovenska Energetska Druzba, D.D.,
       Ljubljana: for a 4 year term commencing 07
       APR 2009: Messrs. Milan Medved, Bruno Korelic,
       Tomaz Kuntaric, Dari Juzna and Tomaz Berlocnik:
       for a 4 year term commencing 16 JUL 2009: Mr.
       Matjaz Janezic

       PLEASE NOTE THAT THIS IS A COUNTER PROPOSAL               Non-Voting    No vote
       FROM THE SHAREHOLDER ISTRABENZ D. D. THANK
       YOU.

3.     Appoint the Members of the Supervisory Board              Shr           For                            Against
       of Petrol, Slovenska Energetska Druzba, D.
       D. Ljubljana: for a 4 year term commencing
       07 APR 2009: Messrs. Milan Medved, Bruno Korelic,
       Stanislav Valant, Dari Juzna and Matjaz Janezic,
       M. Sc,; for a 4 year term commencing 16 JUL
       2009: Mr. Aldo Gabrijel

4.     Approve to introduce the new Members of the               Mgmt          For                            For
       Supervisory Board-Employees representatives

5.     Approve to determine the gross remuneration               Mgmt          For                            For
       amounts for the Supervisory Board Members




--------------------------------------------------------------------------------------------------------------------------
 PETROL LJUBLJANA D.D., LJUBLJANA                                                            Agenda Number:  701871798
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16081105
    Meeting Type:  AGM
    Meeting Date:  05-May-2009
          Ticker:
            ISIN:  SI0031102153
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "IMPORTANT MARKET PROCESSING REQUIREMENT: A               Non-Voting    No vote
       MEETING-SPECIFIC POWER OF ATTORNEY (POA) SIGNED
       BY THE BENEFICIAL OWNER IS REQUIRED IN ORDER
       TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. THE POA MUST
       BE NOTARIZED AND APOSTILLIZED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR DETAILS.
       THANK YOU."

1.     Opening of the general meeting and approve the            Mgmt          For                            For
       confirmation of a quorum, presentation of the
       general meeting's bodies

2.     Approve the presentation of the annual report             Mgmt          For                            For
       and the Supervisory Board's feedback: results
       of their control of annual report 2008

3.     Adopt the resolution on the use of balance sheet          Mgmt          For                            For
       profit and grant discharge to the duties of
       the Management Board and the Supervisory Board
       in 2008, balance sheet profit as of 31 DEC
       2008 amounting EUR 14,604,107.00 will be used:
       a) payment of dividends to shareholders, amounting
       EUR 12,309,175.90 EUR 5.90 per share b) transfer
       EUR 2,294,931.10 to other profit reserves

4.     Adopt the resolution on the appointment of an             Mgmt          For                            For
       Auditor for Auditing the Company's business
       and financial statements for 2009

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PETROL OFISI A S                                                                            Agenda Number:  701876659
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7886B105
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  TRAPTOFS91E6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU

1.     Opening and forming the Presidency Board                  Mgmt          No Action

2.     Authorize the Board of presidency to sign the             Mgmt          No Action
       minutes of the meeting

3.     Approve the changes occurred in the Board and             Mgmt          No Action
       the Audit Memberships within the year

4.     Approve to discuss the reports of the Board               Mgmt          No Action
       of Directors, the Auditors, the Independent
       Auditor and financial statements of 2008

5.     Approve to discuss the distribution of the dividend       Mgmt          No Action
       of 2008

6.     Approve the Independent Audit Firm                        Mgmt          No Action

7.     Approve to release the Board Members and the              Mgmt          No Action
       Auditors

8.     Approve to determine the wages of the Board               Mgmt          No Action
       Members

9.     Elect the Auditors and approve to determine               Mgmt          No Action
       the wages and service periods

10.    Approve to permit the Board Members to issue              Mgmt          No Action
       debenture and financing bond

11.    Approve to permit the Board Members according             Mgmt          No Action
       to the items 334 and 335 of the Turkish commercial
       code

12.    Approve the addition of the positive difference           Mgmt          No Action
       between the calculated and realized Corporate
       tax to the account of extraordinary revenue
       and profits, and deduction the negative difference
       from the account of extraordinary expense and
       loss

13.    Approve to inform about the donations                     Mgmt          No Action

14.    Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 PETROL OFISI A S                                                                            Agenda Number:  701883565
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7886B105
    Meeting Type:  OGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  TRAPTOFS91E6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Chairmanship                        Mgmt          No Action

2.     Authorize the chairmanship to sign the minutes            Mgmt          No Action
       of the assembly

3.     Approve to determine the candidates who will              Mgmt          No Action
       be nominated by the Group B shareholders in
       the election of the Members of the Board of
       Auditors which will be held in the ordinary
       general assembly meeting

4.     Closing                                                   Mgmt          No Action

       PLEASE NOTE THAT ONLY B GROUP SHAREHOLDERS ARE            Non-Voting    No Action
       ALLOWED TO VOTE FOR THIS AGENDA. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No Action
       OF ADDITIONAL COMMENT. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  933032500
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V101
    Meeting Type:  Annual
    Meeting Date:  08-Apr-2009
          Ticker:  PBRA
            ISIN:  US71654V1017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

IV     ELECTION OF ONE MEMBER OF THE BOARD OF DIRECTORS          Mgmt          For                            For

VI     ELECTION OF ONE MEMBER OF THE AUDIT COMMITTEE             Mgmt          For                            For
       AND HIS/HER RESPECTIVE SUBSITUTE




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO SA PETROBRAS                                                            Agenda Number:  701739510
--------------------------------------------------------------------------------------------------------------------------
        Security:  P78331132
    Meeting Type:  EGM
    Meeting Date:  24-Nov-2008
          Ticker:
            ISIN:  BRPETRACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

I.     Approve the protocol and justification of merger,         Mgmt          For                            For
       dated 02 OCT 2008, entered into between Petrobras,
       as the Company carrying out the merger, and
       17 De Maio Participacoes S.A, as the Company
       being merged, together with the respective
       pertinent documents, and approval of the transaction
       of merger of 17 De Maio Participacoes S.A

II.    Appoint a specialized Company for the purpose             Mgmt          For                            For
       of valuation and approve the respective valuation
       report, in accordance with the terms of paragraphs
       1st and 3rd of Article 227 of Law 6404/76




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO SA PETROBRAS                                                            Agenda Number:  701746731
--------------------------------------------------------------------------------------------------------------------------
        Security:  P78331140
    Meeting Type:  EGM
    Meeting Date:  24-Nov-2008
          Ticker:
            ISIN:  BRPETRACNPR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

I.     Approval of the protocol and the justification            Non-Voting    No vote
       of Incorporation, dated 02 OCT 2008, signed
       by Petrobras, as the surviving Company, and
       by 17 De Maio Participacoes S.A, as the acquired
       Company, together with the respective pertinent
       documents and the approval of 17 De Maio Participacoes
       S.A Incorporation operation

II.    Approval of the appointment of a specialized              Non-Voting    No vote
       Company to evaluate the assets and the approval
       of the respective evaluation report, under
       the terms of Sections 1 and 3 of the Article
       227, Law No. 6.404/76




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO                                            Agenda Number:  701849739
--------------------------------------------------------------------------------------------------------------------------
        Security:  P78331132
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  BRPETRACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Receive the Board of Directors annual report,             Mgmt          For                            For
       financial statements and the finance committee
       report relating to FY of 2008

II.    Approve the budget of capital, relative to the            Mgmt          For                            For
       exercise 2009

III.   Approve the destination of the YE results of              Mgmt          For                            For
       2008

IV.    Elect the Members of the Board of Directors               Mgmt          For                            For

V.     Elect the President of the Board of Directors             Mgmt          For                            For

VI.    Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective substitutes

VII.   Approve to set the remuneration of the Directors          Mgmt          For                            For
       and the full Members of the Finance Committee
       as well as their share in profits, in the manner
       provided by Articles 41 and 56 of the Company
       Bylaws




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO                                            Agenda Number:  701849741
--------------------------------------------------------------------------------------------------------------------------
        Security:  P78331140
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  BRPETRACNPR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEMS IV AND VI. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     The Board of Directors annual report, the financial       Non-Voting    No vote
       statements and Finance Committee report relating
       to FY of 2008

II.    Budget of capital, relative to the exercise               Non-Voting    No vote
       2009

III.   Destination of the YE results of 2008                     Non-Voting    No vote

IV.    Elect the Members of the Board of Directors               Mgmt          For                            For

V.     To elect the President of the Board of Directors          Non-Voting    No vote

VI.    Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective substitutes

VII.   To set the remuneration of the Directors and              Non-Voting    No vote
       the full members of the Finance Committee as
       well as their share in profits, in the manner
       provided by Articles 41 and 56 of the Company
       ByLaws




--------------------------------------------------------------------------------------------------------------------------
 PETRON CORPORATION                                                                          Agenda Number:  701577186
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6885F106
    Meeting Type:  AGM
    Meeting Date:  31-Jul-2008
          Ticker:
            ISIN:  PHY6885F1067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Call to order                                             Mgmt          For                            For

2.     Approve the report on the attendance and quorum           Mgmt          For                            For

3.     Approve the minutes of previous annual stock              Mgmt          For                            For
       holders meeting

4.     Receive the Management report and submission              Mgmt          For                            For
       of financial statements to stockholders

5.     Ratify all the Acts of the Board of Directors             Mgmt          For                            For
       and Management during the year 2006

6.     Appoint an Independent Auditor                            Mgmt          For                            For

7.1    Elect Mr. Nicasio I. Alcantara as a Member of             Mgmt          For                            For
       the Board of Director for the ensuing year

7.2    Elect Mr. Bernardino R. Abes as a Member of               Mgmt          For                            For
       the Board of Director for the ensuing year

7.3    Elect Mr. Michael T. Defensor as a Member of              Mgmt          For                            For
       the Board of Director for the ensuing year

7.4    Elect Mr. Alberto A. Pedrosa as a Member of               Mgmt          For                            For
       the Board of Director for the ensuing year

7.5    Elect Mr. Kamal M. AL-Yahya as a Member of the            Mgmt          For                            For
       Board of Director for the ensuing year

7.6    Elect Mr. Abdullah O. AL-Baiz as a Member of              Mgmt          For                            For
       the Board of Director for the ensuing year

7.7    Elect Mr. Nabilah M. AL-Tunisi as a Member of             Mgmt          For                            For
       the Board of Director for the ensuing year

7.8    Elect Mr. Abdallah I. AL-Saadan as a Member               Mgmt          For                            For
       of the Board of Director for the ensuing year

7.9    Elect Ms. Emilia T. Boncodin as an Independent            Mgmt          For                            For
       Director for the ensuing year

7.10   Elect Mr. Douhan H. AL-Douhan as an Independent           Mgmt          For                            For
       Director for the ensuing year

8.     Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PETRONAS DAGANGAN BHD PDB                                                                   Agenda Number:  701653582
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6885A107
    Meeting Type:  AGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  MYL5681OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       he YE 31 MAR 2008 together with the reports
       of the Directors and Auditors thereon

2.     Approve the payment of the final dividend of              Mgmt          For                            For
       33 sen per ordinary share less income tax at
       25% in respect of the YE 31 MAR 2008

3.     Re-elect Dato' Dr. R. Thillainathan as a Director,        Mgmt          For                            For
       pursuant to Article 93 of the Company's Articles
       of Association

4.     Re-elect Mr. Datuk Ainon Marziah bt Wahi as               Mgmt          For                            For
       a Director, pursuant to Article 93 of the Company's
       Articles of Association

5.     Re-elect Mr. Mohamad Sabarudin bin Mohamad Amin           Mgmt          For                            For
       as a Director, pursuant to Article 96 of the
       Company's Articles of Association

6.     Approve the payment of Directors' fees in respect         Mgmt          For                            For
       of the YE 31 MAR 2008

7.     Re-appoint Messers. KPMG Desa Megat and Company           Mgmt          For                            For
       as Auditors of the Company and authorize the
       Directors to fix their remuneration

8.     Re-appoint Dato' Chew Kong Seng as a Director             Mgmt          For                            For
       of the Company and to hold office until the
       conclusion of the next AGM according, who retires
       pursuant to Section 129 of the Companies Act,
       1956

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PETRONAS GAS BHD                                                                            Agenda Number:  701653025
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6885J116
    Meeting Type:  AGM
    Meeting Date:  23-Jul-2008
          Ticker:
            ISIN:  MYL6033OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the YE 31 MAR 2008 together with the Reports
       of the Directors and Auditors thereon

2.     Approve the payment of final dividend of 20%              Mgmt          For                            For
       per ordinary share tax exempt and 15% per ordinary
       share less 25% tax in respect of the year ended
       31 March 2008

3.     Re-elect Mr. Tan Sri Dato Sri Mohd Hassan bin             Mgmt          For                            For
       Marican as a Director pursuant to Article 93
       of the Company's Articles of Association

4.     Re-elect Mr. Datuk (Dr) Abdul Rahim bin Haji              Mgmt          For                            For
       Hashim as a Director pursuant to Article 93
       of the Company's Articles of Association

5.     Re-elect Mr. Muri bin Muhammad as a Director              Mgmt          For                            For
       pursuant to Article 93 of the Company's Articles
       of Association

6.     Approve the Directors' fees in respect of the             Mgmt          For                            For
       YE 31 MAR 2008

7.     Re-appoint Messrs. KPMG Desa Megat & Co. as               Mgmt          For                            For
       Auditors of the Company and authorize the Directors
       to fix their remuneration

8.     Re-appoint Mr. Dato' Chew Kong Seng as a Director         Mgmt          For                            For
       of the Company retires in accordance with Section
       129 of the Companies Act, 1965 to hold office
       until the conclusion of next AGM of the Company

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PETRONET LNG LTD                                                                            Agenda Number:  701998481
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y68259103
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  INE347G01014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as on 31 MAR 2009, profit & loss accounts for
       the YE 31 MAR 2009, together with report of
       the Directors and Statutory Auditors thereon

2.     Declare a dividend for the FYE 31 MAR 2009                Mgmt          For                            For

3.     Re-appoint Shri D.P. Roy as a Director, who               Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri P.K. Chadha as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Shri J.L. Zutshi as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Re-appoint Shri D.J. Pandian as a Director,               Mgmt          For                            For
       who retires by rotation

S.7    Re-appoint, pursuant to the provisions of Section         Mgmt          For                            For
       224A and other applicable provisions, if any,
       of the Companies Act 1956, M/s. V. Sankar Aiyar
       & Company, Chartered Accountants, New Delhi,
       the retiring Auditors of the Company, as the
       Statutory Auditors of the Company to hold office
       from the conclusion of the 11th AGM till the
       conclusion of the next AGM at a remuneration
       of INR 5.50 lacs plus out of pocket expenses
       and applicable service tax

8.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL:        Shr           Against                        For
       appoint Shri. Seethapathy Chander, Nominee
       of Asian Development Bank [ADB] as a Director
       of the Company who is liable to retire by rotation

9.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL:        Shr           Against                        For
       appoint Shri R.S. Pandey, as a Director of
       the Company who is liable to retire by rotation

10.    PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL:        Shr           Against                        For
       appoint Mr. Dominique Pelloux-Prayer, Nominee
       Director of GDF International, as a Director
       of the Company who is liable to retire by rotation

11.    PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL:        Shr           Against                        For
       appoint Dr. A.K. Balyan, Nominee Director of
       Oil and Natural Gas Corporation Limited [ONGC],
       as a Director of the Company who is liable
       to retire by rotation

12.    PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL:        Shr           Against                        For
       appoint Mr. B.C. Tripathi, Nominee Director
       of GAIL [India] Limited, as a Director of the
       Company who is liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 PHATRA SECURITIES PUBLIC CO LTD, BANGKOK                                                    Agenda Number:  701821488
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6830Q116
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  TH0842010017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the 2008 AGM            Mgmt          For                            For
       of shareholders held on 23 APR 2008

2.     Acknowledge the Company's performance for the             Mgmt          For                            For
       year 2008

3.     Approve the Company's financial statements for            Mgmt          For                            For
       the accounting period ended 31 DEC 2008

4.     Approve the allocation of profit and dividend             Mgmt          For                            For
       payment for the year 2008

5.     Appoint the new Directors in replacement of               Mgmt          For                            For
       those who are retired by rotation

6.     Approve the Directors' remuneration                       Mgmt          For                            For

7.     Appoint the Auditor and approve to fix their              Mgmt          For                            For
       remuneration for the year 2009

8.     Acknowledge the Company's Policy and business             Mgmt          For                            For
       plan in the future

9.     Approve the issuance and offering of derivative           Mgmt          For                            For
       warrants

10.    Approve the issuance and offering of structured           Mgmt          For                            For
       notes

11.    Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 PHILEX MINING CORP                                                                          Agenda Number:  701842569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y68991135
    Meeting Type:  EGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  PHY689911352
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 535596 DUE TO DELETION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Amend the Article 7 of the Articles of Incorporation      Mgmt          For                            For
       to increase the authorized capital stock from
       PHP 5 billion to PHP 8 billion

2.     Declare a 25% stock dividend                              Mgmt          For                            For

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PHILEX MINING CORP                                                                          Agenda Number:  701962664
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y68991135
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2009
          Ticker:
            ISIN:  PHY689911352
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 542571 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the proof of the equired notice of the            Mgmt          For                            For
       meeting

2.     Approve the proof of the presence of a quorum             Mgmt          For                            For

3.     Approve to read the minutes of the previous               Mgmt          For                            For
       stockholders meetings and action thereon

4.     Approve to read the annual reports and action             Mgmt          For                            For
       thereon

5.     Ratify and approve the other acts of the Board            Mgmt          For                            For
       of Directors and executive officers during
       the year 2008

6.     Appoint the independent Auditors                          Mgmt          For                            For

7.     Elect the inspectors to serve until the close             Mgmt          For                            For
       of the next annual meeting

8.     Amend the Articles of Incorporation and By-Laws           Mgmt          For                            For
       to increase the number of Directors from 9
       to 11

9.     Amend the By-Laws to separate the position of             Mgmt          For                            For
       the Chairman from Chief Executive Officer

10.1   Elect Mr. Walter W. Brown as a Director                   Mgmt          For                            For

10.2   Elect Mr. Thelmo Y. Cunanan as a Director                 Mgmt          For                            For

10.3   Elect Mr. Romulo L. Neri as a Director                    Mgmt          For                            For

10.4   Elect Mr. Robert C. Nicholson as a Director               Mgmt          For                            For

10.5   Elect Mr. Roberto V. Ongpin as a Director                 Mgmt          For                            For

10.6   Elect Mr. Manuel V. Pangilinan as a Director              Mgmt          For                            For

10.7   Elect Mr. Eric O. Recto as a Director                     Mgmt          For                            For

10.8   Elect Mr. Jose Ernesto C. Villaluna, Jr. as               Mgmt          For                            For
       a Director

10.9   Elect Mr. Sergio R. Ortiz-Luis, Jr as a Director          Mgmt          For                            For

10.10  Elect Mr. Reynaldo G. David as an Independent             Mgmt          For                            For
       Director

10.11  Elect Mr. Jesus G. Dureza as an Independent               Mgmt          For                            For
       Director

11.    Other matters                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PHILIP MORRIS CR AS                                                                         Agenda Number:  701872651
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6547B106
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CS0008418869
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Mgmt          No Action

2.     Elect the general meeting bodies, approval of             Mgmt          No Action
       rules of procedure

3.     Receive the report by the Board of Directors              Mgmt          No Action
       regarding to the business activities of the
       Company and state of its assets proposal for
       authorization of financial statement for the
       year 2008, consolidated financial statement
       for the year 2008 and report on interconnected
       persons proposal of allocation of profits,
       including assessment of an amount and way of
       dividend and tantiem payments

4.     Receive the report of Supervisory Board                   Mgmt          No Action

5.     Approve the Board of Directors report, financial          Mgmt          No Action
       statement and consolidated financial statement
       for the year 2008 approval of proposal of allocation
       of profits including assessment of an amount
       and way of dividend and tantiem payments

6.     Elect the Board of Directors Members and Supervisory      Mgmt          No Action
       Board Members

7.     Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 PHILIPPINE LONG DISTANCE TEL CO MEDIUM TERM NTS BOOK ENTRY                                  Agenda Number:  701905436
--------------------------------------------------------------------------------------------------------------------------
        Security:  718252109
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2009
          Ticker:
            ISIN:  PH7182521093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 558382 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       Call to order                                             Non-Voting    No vote

       Certification of service of notice and quorum             Non-Voting    No vote

       President report                                          Non-Voting    No vote

1.     Approve the audited financial statement for               Mgmt          For                            For
       the FYE 31 DEC 2008

2.1    Elect Rev. Fr. Bienvenido F. Nebres, S.J. as              Mgmt          For                            For
       an Independent Director

2.2    Elect Mr. Oscar S. Reyes as an Independent Director       Mgmt          For                            For

2.3    Elect Mr. Pedro E. Roxas as an Independent Director       Mgmt          For                            For

2.4    Elect Mr. Alfred V. TY as an Independent Director         Mgmt          For                            For

2.5    Elect Mr. Donald G. Dee as a Director                     Mgmt          For                            For

2.6    Elect Ms. Helen Y. Dee as a Director                      Mgmt          For                            For

2.7    Elect Atty. Ray C. Espinosa as a Director                 Mgmt          For                            For

2.8    Elect Mr. Tatsu Kono as a Director                        Mgmt          For                            For

2.9    Elect Mr. Takashi Ooi as a Director                       Mgmt          For                            For

2.10   Elect Mr. Napoleon L. Nazareno as a Director              Mgmt          For                            For

2.11   Elect Mr. Manuel V. Pangilinan as a Director              Mgmt          For                            For

2.12   Elect Mr. Albert F. Del Rosario as a Director             Mgmt          For                            For

2.13   Elect Mr. Tony Tan Caktiong as a Director                 Mgmt          For                            For

       Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PHISON ELECTRONICS CORP                                                                     Agenda Number:  701819914
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7136T101
    Meeting Type:  AGM
    Meeting Date:  08-May-2009
          Ticker:
            ISIN:  TW0008299009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report business operation result of FY 2008            Non-Voting    No vote

A.2    To Supervisors review financial reports of FY             Non-Voting    No vote
       2008

B.1    Ratify the business operation result and financial        Mgmt          For                            For
       reports of FY 2008

B.2    Ratify the net profit allocation of FY 2008               Mgmt          For                            For
       cash DIV.:TWD 2.97534427 per share

B.3    Approve to discuss issuing additional SHS STK             Mgmt          For                            For
       DIV. from r/e: 93.95824/1000

B.4    Amend the part of Company Articles n increase             Mgmt          For                            For
       the capital

B.5    Amend the trading procedures of derivative products,      Mgmt          For                            For
       the process procedures for acquisition and
       disposal of assets, the process procedures
       of lending funds to others n the process procedures
       of endorsements/guarantees

B.6    Approve to relieve restrictions on Directors'             Mgmt          For                            For
       acting as Directors of other Companies

B.7    Approve to discuss right issue by private placement       Mgmt          For                            For

B.8    Extraordinary proposals                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 PICC PPTY & CAS CO LTD                                                                      Agenda Number:  701776582
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6975Z103
    Meeting Type:  SGM
    Meeting Date:  16-Jan-2009
          Ticker:
            ISIN:  CNE100000593
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE IN 'FAVOR' OR 'AGAINST' ONLY FOR RESOLUTION
       1. THANK YOU.

1.     Re-elect Mr. Ding Ningning as an Independent              Mgmt          For                            For
       Non-Executive Director of the Company for a
       term of 3 years commencing from 18 JAN 2009
       to 17 JAN 2012




--------------------------------------------------------------------------------------------------------------------------
 PICC PPTY & CAS CO LTD                                                                      Agenda Number:  701855871
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6975Z103
    Meeting Type:  SGM
    Meeting Date:  08-May-2009
          Ticker:
            ISIN:  CNE100000593
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR BELOW RESOLUTION.
       THANK YOU.

S.1    Approve the issue of a 10-year subordinated               Mgmt          For                            For
       term debts with an aggregate principal amount
       of not exceeding RMB 8,000 million by the Company,
       and authorize the Board of Directors of the
       Company to determine the terms and conditions
       and other relevant matters of such issue, and
       do all such acts and things or execute all
       such documents as it may in its opinion consider
       necessary, desirable or expedient for the purpose
       of effecting or otherwise in connection with
       such issue or any matter incidental thereto

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PICC PPTY & CAS CO LTD                                                                      Agenda Number:  701933699
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6975Z103
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  CNE100000593
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE

1.     Approve the Report of the Board of Directors              Mgmt          For                            For
       of the Company for 2008

2.     Approve the Report of the Supervisory Committee           Mgmt          For                            For
       of the Company for 2008

3.     Approve the audited financial statements and              Mgmt          For                            For
       the Report of the Auditors of the Company for
       the YE 31 DEC 2008

4.     Approve the profit distribution plan of the               Mgmt          For                            For
       Company for the YE 31 DEC 2008

5.     Approve the Directors fees for 2009                       Mgmt          For                            For

6.     Approve the supervisors fees for 2009                     Mgmt          For                            For

7.     Re-appoint Ernst & Young as the international             Mgmt          For                            For
       auditors of the Company and Ernst & Young Hua
       Ming as the domestic auditors of the Company
       to hold office until the conclusion of the
       next AGM, and to authorize the Board of Directors
       to fix their remuneration

S.8    Authorize the Board of Directors to separately            Mgmt          For                            For
       or concurrently issue, allot or deal with additional
       domestic shares and H shares in the Company
       not exceeding 20% of each of the aggregate
       nominal amount of the domestic shares and H
       shares of the Company in issue within 12 months
       from the date on which shareholders approval
       is obtained, and to authorize the Board of
       Directors to increase the registered capital
       of the Company and make corresponding amendments
       to the Articles of Association of the Company
       as it thinks fit so as to reflect the new capital
       structure upon the issue or allotment of shares




--------------------------------------------------------------------------------------------------------------------------
 PICK'N PAY HOLDINGS LTD                                                                     Agenda Number:  701969288
--------------------------------------------------------------------------------------------------------------------------
        Security:  S60726106
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  ZAE000005724
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O.1  Approve the annual financial statements of the            Mgmt          For                            For
       Company and its subsidiaries, for the YE 28
       FEB 2009

2.O.2  Re-appoint KPMG Inc as the Auditors of the Company        Mgmt          For                            For
       for the ensuring year

3O3.1  Re-appoint Mr. Gareth Mark Ackerman as a Director         Mgmt          For                            For
       of the Company

3O3.2  Elect Mr. Hugh Sidney Herman as a Director of             Mgmt          For                            For
       the Company

4.O.4  Approve the Director's fees for the YE 28 FEB             Mgmt          For                            For
       2010 as specified; Non-executive Directors
       not serving on the Pick n Pay Stores Limited
       Board, if any, be ZAR 50,000 per annum

5.S.1  Approve, as a general approval contemplated               Mgmt          For                            For
       in Sections 85 and 89 of the Companies Act
       61 of 1973 [as amended] [Companies Act], the
       acquisition by the Company or any of its subsidiaries
       from time to time of the issued shares of the
       Company, upon such terms and conditions and
       in such amounts as the Directors of the Company
       may from time to time determine, but subject
       to the Articles of Association of the Company,
       the provisions of the Companies Act and the
       JSE  Limited [JSE] Listing Requirements [JSE
       Listing Requirements] as presently constituted
       and which may be amended from time to time
       and provided that acquisitions by the Company
       and its subsidiaries of shares in the capital
       of the Company may not, in the aggregate, exceed
       in any 1 FY 5% of the Company's issued share
       capital of the class of shares acquired from
       the date of the grant of this general authority;
       [Authority expires the earlier of the Company's
       next AGM or 15 months from the date of the
       passing of this special resolution]; a paid
       press announcement, will be published as soon
       as the Company and/or its subsidiaries has/have
       acquired, shares constituting, on a cumulative
       basis, 3% of the number of shares of the class
       of shares acquired in issue at the time of
       granting of this general and for each 3% in
       aggregate of the initial number of the class
       of shares acquired thereafter, which announcement
       shall contain full details of such acquisitions
       as required by rule 11.27 of the JSE Listing
       Requirements; in determining the price at which
       the Company's shares acquired by the Company
       or its subsidiaries in terms of this general
       approval, the maximum price at which such shares
       may be acquired may not be greater than 10%
       above the weighted average of the market price
       at which such ordinary shares are traded on
       the JSE, as determined over the 5 business
       days immediately preceding the date of acquisition
       of such shares by the Company or its subsidiaries;
       and in the case of a derivate [as contemplated
       in the JSE Listings Requirements] the price
       of the derivate shall be subject to the limitations
       set out in Section 5.84(a) of the JSE Listings
       Requirements; and the Company and/or its subsidiaries
       may not repurchase any shares during a prohibited
       period, as defined in the JSE Listings Requirements,
       unless the Company and/or its subsidiaries
       has in place a repurchase programme, where
       dates and quantities of shares to be traded
       during the prohibited period are fixed and
       full details of the programme have been disclosed
       in an announcement over SENS prior to the commencement
       of the prohibited period

6.O.5  Approve to place 26.4 million [5% of issued               Mgmt          For                            For
       share capital] of the unissued authorized ordinary
       shares in the Company [which for the purposes
       of the JSE Listing Requirements and these resolutions
       shall include treasury shares] and in addition
       the 92.3 million unissued authorized ordinary
       shares specifically approved for issue in terms
       of the Company's Share Incentive Schemes under
       the control of the Directors until the next
       AGM, subject to the provisions of the Companies
       Act and the JSE Listings Requirements and the
       condition that no issue of these shares will
       be made if it could have the effect of changing
       control of the Company

7.O.6  Approve, subject to not less than 75% of the              Mgmt          Against                        Against
       voted cast by those shareholders of the Company
       present in person or represented by proxy to
       vote at this AGM voting in favor of this ordinary
       resolution; authorize the Directors of the
       Company of a general authority to issue [which
       shall for the purpose of the JSE Listing Requirements
       include the sale of treasury shares] for cash
       [as contemplated in the JSE Listing Requirements]
       all or any of the authorized but unissued shares
       in the capital of the Company, including options
       and convertible securities, as and when they
       in their discretion deem fit, subject to the
       Companies Act, the Articles of Association
       of the Company and the JSE Listing Requirements
       as presently constituted and which may be amended
       from time to time, and provided that such issues
       for cash may not, in the aggregate, in any
       1 FY, exceed 5% of the number of the shares
       of the relevant class of shares issued prior
       to such issue, 15% of the number of the issued
       shares of the Company that class of equity
       securities before such issue, at the maximum
       permitted discount of 10% of the weighted average
       traded price on the JSE of those shares over
       the 30 business days of prior to the date that
       the price of the issue is determined or agreed
       by the Directors of the Company; [Authority
       expires the earlier of the Company's next AGM
       or 15 months from the date of the passing of
       this ordinary resolution]; a paid press announcement
       giving full details, including the number of
       shares issued, on a cumulative basis within
       one FY, 5% or more of the number of shares
       in issue prior to the issue, the average discount
       to the weighted average traded price of the
       shares over the 30 days prior to the date that
       the price of the issue was determined or agreed
       by the Directors of the Company arid the expected
       effect on the net asset value per share, net
       tangible asset value per share, earnings per
       share and headline earnings per share, at the
       time of any issue representing, on a cumulative
       basis within 1 FY, 5% or more of the number
       of sharps in issue prior to the issue in accordance
       with the JSE Listings Requirements; any issue
       will only be made to "public shareholders"
       as defined by the JSE Listings Requirements
       arid not to related parties

8.O.7  Authorize each and every Director of the Company          Mgmt          For                            For
       to do all such things and sign all such documents
       as may be necessary for or incidental to the
       implementation of the resolutions passed at
       this meeting

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PICK'N PAY STORES LTD                                                                       Agenda Number:  701969276
--------------------------------------------------------------------------------------------------------------------------
        Security:  S60947108
    Meeting Type:  AGM
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  ZAE000005443
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Adopt the annual financial statements of the              Mgmt          For                            For
       Company and its subsidiaries, for the YE 28
       FEB 2009

O.2    Re-appoint KPMG Inc. as the Auditors of the               Mgmt          For                            For
       Company for the ensuring year

O.3.1  Elect Mr. Raymond David Ackerman as a Director            Mgmt          For                            For
       of the Company

O.3.2  Elect Mr. Dennis Gershon Cope as a Director               Mgmt          For                            For
       of the Company

O.3.3  Elect Mr. David Robins as a Director of the               Mgmt          For                            For
       Company

O.3.4  Elect Mr. Benedict James Van Der Ross as a Director       Mgmt          For                            For
       of the Company

O.4    Approve and ratify, the housing loans granted             Mgmt          For                            For
       to the Company's Directors for the YE 28 FEB
       2009, as specified in the financial statements
       accompanying this notice of AGM

O.5    Approve the Directors' fees for the YE 28 FEB             Mgmt          For                            For
       2010: Executive Directors, unchanged at ZAR
       1,500, Lead Non-Executive Director, increased
       by ZAR 8,000 to ZAR 88,000, Non-Executive Directors,
       increased by ZAR 25,000 to ZAR 265,000, Chairman
       of the Audit, Risk and Compliance Committee
       increased by ZAR 20,000 to ZAR 220,000, Chairman
       of the Remuneration Committee, increased by
       ZAR 10,000 to ZAR 110,000, Member of the Audit
       Risk and Compliance Committee increased by
       ZAR 8,000 to ZAR 88,000, Member of the Remuneration
       Committee, increased by ZAR 5,000 to ZAR 55,000,
       Member of the Nominations Committee, unchanged
       at ZAR 50,000

S.1    Authorize the Company or any of its subsidiaries          Mgmt          For                            For
       from time to time, as a general approval contemplated
       in Sections 85 and 89 of the Companies Act
       61 of 1973 [as amended] [Companies Act], the
       acquisition, of the issued shares of the Company,
       upon such terms and conditions and in such
       amounts as the Directors of the Company may
       from time to time determine, but subject to
       the Articles of Association of the Company,
       the provisions of the Companies Act and the
       JSE Limited [JSE] Listing Requirements [JSE
       Listing Requirements] as presently constituted
       and which may be amended from time to time
       and provided that acquisitions by the Company
       and its subsidiaries of shares in the capital
       of the Company may not, in the aggregate, exceed
       in any 1 FY 10% of the Company's issued share
       capital of the class of shares acquired from
       the date of the grant of this general authority;
       [Authority expires the earlier of the Company's
       next AGM or 15 months from the date of the
       passing of this special resolution]; a paid
       press announcement, will be published as soon
       as the Company and/or its subsidiaries has/have
       acquired, shares constituting, on a cumulative
       basis, 3% of the number of shares of the class
       of shares acquired in issue at the time of
       granting of this general and for each 3% in
       aggregate of the initial number of the class
       of shares acquired thereafter, which announcement
       shall contain full details of such acquisitions
       as required by rule 11.27 of the JSE Listing
       Requirements; in determining the price at which
       the Company's shares acquired by the Company
       or its subsidiaries in terms of this general
       approval, the maximum price at which such shares
       may be acquired may not be greater than 10%
       above the weighted average of the market price
       at which such ordinary shares are traded on
       the JSE, as determined over the 5 business
       days immediately preceding the date of acquisition
       of such shares by the Company or its subsidiaries;
       and in the case of a derivate [as contemplated
       in the JSE Listings Requirements] the price
       of the derivate shall be subject to the limitations
       set out in Section 5.84(a) of the JSE Listings
       Requirements; and the Company and/or its subsidiaries
       may not repurchase any shares during a prohibited
       period, as defined in the JSE Listings Requirements,
       unless the Company and/or its subsidiaries
       has in place a repurchase programme, where
       dates and quantities of shares to be traded
       during the prohibited period are fixed and
       full details of the programme have been disclosed
       in an announcement over SENS prior to the commencement
       of the prohibited period

O.6    Approve to place 25.3 million [5% of issued               Mgmt          For                            For
       share capital] of the unissued authorized ordinary
       shares in the Company [which for the purposes
       of the JSE Listing Requirements and these resolutions
       shall include treasury shares] and in addition
       the 67.3 million unissued authorized ordinary
       shares specifically approved for issue in terms
       of the Company's Share Incentive Schemes, under
       the control of the Directors until the next
       AGM, subject to the provisions of the Companies
       Act and the JSE Listings Requirements and the
       condition that no issue of these shares will
       be made if it could have the effect of changing
       control of the Company

O.7    Authorize the Directors of the Company, subject           Mgmt          Against                        Against
       to not less than 75% of the voted cast by those
       shareholders of the Company present in person
       or represented by proxy to vote at this AGM
       voting in favor of this ordinary resolution;
       authorize the Directors of the Company of a
       general authority to issue [which shall for
       the purpose of the JSE Listing Requirements
       include the sale of treasury shares] for cash
       [as contemplated in the JSE Listing Requirements]
       all or any of the authorized but unissued shares
       in the capital of the Company, including options
       and convertible securities, as and when they
       in their discretion deem fit, subject to the
       Companies Act, the Articles of Association
       of the Company and the JSE Listing Requirements
       as presently constituted and which may be amended
       from time to time, and provided that such issues
       for cash may not, in the aggregate, in any
       1 FY, exceed 5% of the number of the shares
       of the relevant class of shares issued prior
       to such issue, 15% of the number of the issued
       shares of the Company that class of equity
       securities before such issue, at the maximum
       permitted discount of 10% of the weighted average
       traded price on the JSE of those shares over
       the 30 business days of prior to the date that
       the price of the issue is determined or agreed
       by the Directors of the Company; [Authority
       expires the earlier of the Company's next AGM
       or 15 months from the date of the passing of
       this ordinary resolution]; a paid press announcement
       giving full details, including the number of
       shares issued, the average discount to the
       weighted average traded price of the shares
       over the 30 days prior to the date that the
       price of the issue was determined or agreed
       by the Directors of the Company arid the expected
       effect on the net asset value per share, net
       tangible asset value per share, earnings per
       share and headline earnings per share, at the
       time of any issue representing, on a cumulative
       basis within 1 FY, 5% or more of the number
       of sharps in issue prior to the issue in accordance
       with the JSE Listings Requirements; any issue
       will only be made to "public shareholders"
       as defined by the JSE Listings Requirements
       arid not to related parties

O.8    Authorize each and every Director of the Company          Mgmt          For                            For
       to do all such things and sign all such documents
       as may be necessary for or incidental to the
       implementation of the resolutions passed at
       this meeting

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PING AN INS GROUP CO CHINA LTD                                                              Agenda Number:  701610075
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y69790106
    Meeting Type:  EGM
    Meeting Date:  17-Jul-2008
          Ticker:
            ISIN:  CNE1000003X6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles of Association of the Company          Mgmt          For                            For
       [the Articles of Association] by deleting Article
       13 in its entirety and substituting therefore
       with the specified new Article 13




--------------------------------------------------------------------------------------------------------------------------
 PING AN INS GROUP CO CHINA LTD                                                              Agenda Number:  701962878
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y69790106
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  CNE1000003X6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 561913 DUE TO ADDITIONAL OF RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company [the Board of Directors] for
       the YE 31 DEC 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company [the Supervisory Committee]
       for the YE 31 DEC 2008

3.     Approve the annual report and its summary of              Mgmt          For                            For
       the Company for the YE 31 DEC 2008

4.     Approve the report of the Auditors and audited            Mgmt          For                            For
       financial statements of the Company for the
       YE 31DEC 2008

5.     Approve the Profit Distribution Plan for the              Mgmt          For                            For
       YE 31 DEC 2008

6.     Re-appoint Ernst & Young Hua Ming as the PRC              Mgmt          For                            For
       Auditors and Ernst & Young as the International
       Auditors of the Company to hold office until
       the conclusion of the next AGM and authorize
       the Board of Directors to fix their remuneration

7.     Re-elect Mr. Ma Mingzhe as an Executive Director          Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 8th Session of the Board
       of Directors

8.     Re-elect Mr. Sun Jianyi as an Executive Director          Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 8th Session of the Board
       of Directors

9.     Re-elect Mr. Cheung Chi Yan Louis as an Executive         Mgmt          For                            For
       Director of the Company to hold office until
       the expiry of the term of the 8th Session of
       the Board of Directors

10.    Appoint Ms. Wang Liping as an Executive Director          Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 8th Session of the Board
       of Directors

11.    Appoint Mr. Jason Bo Yao as an Executive Director         Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 8th Session of the Board
       of Directors

12.    Re-elect Ms. Lin Lijun as a Non-Executive Director        Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 8th Session of the Board
       of Directors

13.    Re-elect Mr. Hu Aimin as a Non-Executive Director         Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 8th Session of the Board
       of Directors

14.    Re-elect Mr. Chen Hongbo as a Non-executive               Mgmt          For                            For
       Director of the Company to hold office until
       the expiry of the term of the 8th Session of
       the Board of Directors

15.    Re-elect Mr. Wong Tung Shun Peter as a Non-Executive      Mgmt          For                            For
       Director of the Company to hold office until
       the expiry of the term of the 8th Session of
       the Board of Directors

16.    Re-elect Mr. Ng Sing Yip as a Non-Executive               Mgmt          For                            For
       Director of the Company to hold office until
       the expiry of the term of the 8th Session of
       the Board of Directors

17.    Re-elect Mr. Clive Bannister as a Non-Executive           Mgmt          For                            For
       Director of the Company to hold office until
       the expiry of the term of the 8th Session of
       the Board of Directors

18.    Appoint Ms. Li Zhe as a Non-Executive Director            Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 8th Session of the Board
       of Directors

19.    Re-elect Mr. Chow Wing Kin Anthony as an Independent      Mgmt          For                            For
       Non-Executive Director of the Company to hold
       office until the expiry of the term of the
       8th Session of the Board of Directors

20.    Re-elect Mr. Zhang Hongyi as an Independent               Mgmt          For                            For
       Non-Executive Director of the Company to hold
       office until the expiry of the term of the
       8th Session of the Board of Directors

21.    Re-elect Mr. Chen Su as an Independent Non-Executive      Mgmt          For                            For
       Director of the Company to hold office until
       the expiry of the term of the 8th Session of
       the Board of Directors

22.    Re-elect Mr. Xia Liping as an Independent Non-Executive   Mgmt          For                            For
       Director of the Company to hold office until
       the expiry of the term of the 8th Session of
       the Board of Directors

23.    Appoint Mr. Tang Yunwei as an Independent Non-Executive   Mgmt          For                            For
       Director of the Company to hold office until
       the expiry of the term of the 8th Session of
       the Board of Directors

24.    Appoint Mr. Lee Ka Sze Carmelo as an Independent          Mgmt          For                            For
       Non-Executive Director of the Company to hold
       office until the expiry of the term of the
       8th Session of the Board of Directors

25.    Appoint Mr. Chung Yu-Wo Danny as an Independent           Mgmt          For                            For
       Non-Executive Director of the Company to hold
       office until the expiry of the term of the
       8th Session of the Board of Directors

26.    Approve the Directors' emolument plan for the             Mgmt          For                            For
       Board of Directors

27.    Appoint Mr. Gu Liji as an Independent Supervisor          Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 6th Session of the Supervisory
       Committee

28.    Re-elect Mr. Sun Fuxin as an Independent Supervisor       Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 6th Session of the Supervisory
       Committee

29.    Appoint Mr. Song Zhijiang as a Supervisor of              Mgmt          For                            For
       the Company representing the shareholders of
       the Company to hold office until the expiry
       of the term of the 6th Session of the Supervisory
       Committee

30.    Approve the Supervisors' emolument plan for               Mgmt          For                            For
       the Supervisory Committee

S.31   Approve the proposed amendments to the Articles           Mgmt          For                            For
       of Association of the Company as specified,
       and authorize the Board of Directors to make
       further amendments which in its opinion may
       be necessary, desirable and expedient in accordance
       with the applicable laws and regulations, and
       as may be required by the China Insurance Regulatory
       Commission [CIRC] and other relevant authorities,
       the amended Articles of Association of the
       Company as referred to in this special resolution
       shall come into effect following the relevant
       approvals from CIRC are obtained

S.32   Authorize the Board of Directors, subject to              Mgmt          Against                        Against
       this Resolution and in accordance with the
       relevant requirements of the Rules Governing
       the Listing of Securities on The Stock Exchange
       of Hong Kong Limited, the Articles of Association
       of the Company and the applicable Laws and
       regulations of the People's Republic of China,
       the exercise by the Board of Directors during
       the Relevant Period [as specified] of all the
       powers of the Company to allot, issue and deal
       with, either separately or concurrently, additional
       H shares of the Company and to make or grant
       offers, agreements, options and rights of exchange
       or conversion which might require the exercise
       of such powers be hereby generally and unconditionally
       approved, during and after the relevant period,
       the aggregate nominal amount of H shares allotted,
       issued and dealt with or agreed conditionally
       or unconditionally to be allotted, issued and
       dealt with [whether pursuant to an option or
       otherwise] by the Board of Directors pursuant
       to the approval granted in this Resolution
       shall not exceed 20% of the aggregate nominal
       amount of H shares of the Company in issue
       on the date of passing this resolution, otherwise
       than pursuant to [i] a rights issue [as hereinafter
       defined] or [ii] any scrip dividend or similar
       arrangement providing for allotment of shares
       in lieu of the whole or part of a dividend
       on shares of the Company in accordance with
       the Articles of Association; and to make corresponding
       amendments to the Articles of Association of
       the Company as it thinks fit so as to reflect
       the new capital structure upon the allotment
       or issuance of shares as provided in this Resolution

33.    Appoint Mr. Peng Zhijian as an Independent Supervisor     Mgmt          For                            For
       of the Company to hold office until the expiry
       of the term of the 6th Session of the supervisory
       Committee

       To consider and review the "Performance report            Non-Voting    No vote
       of the Directors for the Year 2008 of the Company"

       To consider and review the "Report on Connected           Non-Voting    No vote
       Transactions and Implementation of Management
       System of Connected Transactions for 2008"




--------------------------------------------------------------------------------------------------------------------------
 PIONEERS HOLDING                                                                            Agenda Number:  701858687
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7925C106
    Meeting Type:  OGM
    Meeting Date:  04-Apr-2009
          Ticker:
            ISIN:  EGS691L1C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the Board of Directors report and its             Mgmt          No Action
       financial positions for the FYE 31DEC 2008

2.     Approve the  Board of Auditors report and its             Mgmt          No Action
       financial statement for the FYE 31DEC 2008

3.     Approve the financial statement for the YE 31DEC          Mgmt          No Action
       2008 and the profit distribution

4.     Approve to release of Board of Directors responsibility   Mgmt          No Action
       upon F YE 2008

5.     Approve the allowances paid to Board of Directors         Mgmt          No Action
       for attending their meetings

6.     Reappoint the Auditors for the new FY 2009 and            Mgmt          No Action
       authorize the Board Of Directors to decide
       their fees

7.     Authorize the Board of Directors to give donations        Mgmt          No Action
       above EGP 1000.00 for the year 2009

8.     Approve the modification applied on the Board             Mgmt          No Action
       of Directors before the proxy

9.     Authorize the Board of Directors in making compensation   Mgmt          No Action
       contracts




--------------------------------------------------------------------------------------------------------------------------
 PIONEERS HOLDING                                                                            Agenda Number:  701931479
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7925C106
    Meeting Type:  EGM
    Meeting Date:  16-May-2009
          Ticker:
            ISIN:  EGS691L1C018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the modification of the Article No 55             Mgmt          No Action
       from the Company main system




--------------------------------------------------------------------------------------------------------------------------
 PIRAMAL HEALTHCARE LTD                                                                      Agenda Number:  701972742
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6941N101
    Meeting Type:  AGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  INE140A01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at and the profit and loss account for the
       YE on 31 MAR 2009 and the reports of the Directors
       and the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. Keki Dadiseth as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. S. Ramadorai as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Appoint the Auditors to hold office from the              Mgmt          For                            For
       conclusion of this meeting until the conclusion
       of the next AGM and to fix their remuneration

6.     Approve, pursuant to the provisions of Section            Mgmt          For                            For
       258 of the Companies Act, 1956, the number
       of Directors on the Board of the Company be
       increased to ten

7.     Appoint Ms. Nandini Piramal as the Board of               Mgmt          For                            For
       Directors of the Company as an additional Director
       on 01 APR 2009 under Section 260 of the Companies
       Act 1956 read with Article 115 of the Articles
       of Association of the Company

S.8    Approve, in accordance with the provisions of             Mgmt          For                            For
       Sections 198, 269,309 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act, 1956 [the Act] [including
       any statutory modifications or re-enactment
       thereof for the time being in force], approval
       of the members to the appointment of Ms. Nandini
       Piramal as Executive Director for a period
       of 3 years with effect from 01 APR 2009, upon
       the terms and conditions including payment
       of remuneration, perquisites and benefits as
       are set out in the draft of the agreement to
       be entered into between the Company and Ms.
       Nandini Piramal and main terms of which are
       set out hereunder, which draft agreement, with
       liberty and powers to the Board of Directors
       [hereinafter referred to as the Board, which
       term shall include its Committee constituted
       for the purpose] to reallocate/ re-designate
       the duties and responsibilities of Ms. Nandini
       Piranaal and to grant increments and alter
       and vary from time to time the terms and conditions,
       including the amount and type of perquisites,
       allowances and benefits to be provided to Ms.
       Nandini Piramal so as not to exceed the remuneration
       limits as specified in Schedule XIII of the
       Act or any amendments thereto: a) basic salary:
       INR 50,00,000 per annum [payable monthly in
       arrears], with an authority to the Board to
       review the same from time to time as it may
       deem fit; b) performance linked bonus: such
       amount as may be determined by the Board for
       each FY of the Company or part thereof; c)
       special allowance: INR 12,20,200 per annum
       [payable monthly in arrears], or such other
       amount as per Company Policy in force from
       time to time or as maybe decided by the Board;
       d) Perquisites and Allowances: in addition
       to salary, performance linked bonus and special
       allowance, Ms. Nandini Piramal will be entitled
       to perquisites, benefits and allowances like
       furnished residential accommodation or house
       rent allowance in lieu thereof), reimbursement
       of expenses in respect of gas, electricity
       and water, reimbursement of telephone expenses,
       furnishing and repairs, medical reimbursement
       for self and family, Leave Travel Allowance,
       personal accident insurance, leave and encashment
       of leave, contributions to provident fund and
       superannuation or annuity fund, gratuity and/or
       contribution to gratuity fund, chauffeur driven
       company maintained / leased cars [or allowances
       in lieu thereon and such other payments in
       the nature of perquisites, benefits and allowances
       as may be decided by the Board; in any FY the
       Company has no profits or its profits are inadequate,
       Ms. Nandini Piramal shall be entitled to receive
       the same remuneration, perquisites and benefits
       as above, subject to compliance with the applicable
       provisions of Schedule XIII of the Act, if
       and to the extent necessary, with the approval
       of the Central Government

S.9    Approve, pursuant to the proviso to Section               Mgmt          For                            For
       163(1) of the Companies Act, 1956, [the Act]
       approval be accorded to keep the Register and
       Index of Members/Debenture holders and copies
       of all annual returns prepared under Section
       159 together with the copies of the certificates
       and documents required to be annexed thereto
       under Section 161 of the Act, with the Company's
       Share Transfer Agents, Free Registry Limited
       [formerly known as M/s. Amtrac Management Services
       Limited] at their administrative office, as
       specified

10.    Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       Section 293(1) (d) and other applicable provisions,
       if any, of the Companies Act, 1956, [hereinafter
       referred to as 'the Board', which term shall
       include its Committee(s) constituted for the
       purpose] to borrow any sum, or sums of monies
       and/or to receive/avail of financial assistance
       or to undertake financial obligation in any
       form, from time to time from any 1 or more
       of the Financial Institutions, Banks, Funds
       and/or from any one or more other persons,
       firms, bodies corporate, mutual funds or entities,
       whether by way of loans, cash credit, advances,
       or deposits or bills discounting, issue of
       debentures, bonds, financial arrangement or
       obligations or otherwise and whether unsecured
       or secured by mortgage, charge, hypothecation,
       lien or pledge of the Company's assets and
       properties, whether immovable or movable or
       stock-in-trade [including raw materials, stores,
       spare parts and components in stock or in transit]
       or work in progress and all or any of the undertakings
       of the Company, notwithstanding that the monies
       to be borrowed together with the monies already
       borrowed by the Company may exceed the paid
       up share capital of the Company and its free
       reserves, that is to say reserves not set apart
       for any specific purpose, the total amounts
       so borrowed [apart from temporary loans obtained
       from the Company's bankers in the ordinary
       course of business] and outstanding at any
       point of time shall not exceed INR 1500 Crores
       over and above the aggregate of the then paid
       up share capital of the Company and its free
       reserves, that is to say reserves not set apart
       for any specific purpose, exclusive of interest
       and other charges and authorize the Board to
       execute/cause to execute such agreements, debenture
       trust deeds, indentures of mortgage, deeds
       of hypothecation/charge, lien, promissory notes
       and other deeds and instruments or writings
       containing such conditions and covenants and
       to do, cause to do all acts, deeds, matters
       and things in this regard as the Board may
       think fit and approve and ratify all amounts
       that may have been so borrowed by the Company
       so far upto the aforesaid limit

11.    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       to the provisions of Section 293(1) (a) and
       other applicable provisions, if any, of the
       Companies Act, 1956, [hereinafter referred
       to as 'the Board', which term shall include
       its Cornmittee[s] constituted for the purpose]
       to create mortgages charges on all or any of
       the movable and or immovable properties and
       asset , both present and future, or on the
       whole or substantial the whole of the undertaking
       or undertakings of the Company, exclusively
       or raking pari pass with or second or subservient
       subordinate to the mortgages charges, if my,
       already created or to be created in future
       by the Company, for securing any loans and
       or advances and/or issue of debentures/bonds
       and/or any financial assistance or obligations
       obtained/undertaken/made or that may be obtained/undertaken/made by the Company and/or any 1 or more of its
       subsidiary/group companies, both present and
       that which may be established or acquired by
       the Company in future, in India or abroad,
       with power to take over the Management, business
       and undertaking of the Company in certain events
       of default, on such terms and conditions and
       at such times and in such form and manner a
       the Board may deem fit, so that the total outstanding
       amount at any 293(1)(d) of the Companies Act,
       1956 or upto the higher amount/s as may be
       so consented by the Company from time to time
       in future, together with interest, costs, charges,
       expenses, remuneration and other monies payable
       in connection therewith the mortgages/charges
       created by the Company so far, confirmed and
       ratified; and authorize the Board to and cause
       to prepare, finalize, approve and execute on
       behalf of the Company, all documents, deeds,
       agreements, declarations, undertakings and
       writings as may be necessary and/or expedient
       for giving effect to the foregoing resolution
       and to vary and/or alter the terms and conditions
       of the security created/to be created as aforesaid
       as it may deem fit; to delegate all or any
       of the above powers to a Committee of Directors
       or any 1 of the Executive Directors or any
       Principal Officer of the Company and generally
       to do all acts, deeds matters and things as
       may be necessary, proper, expedient or incidental
       for the purpose of giving effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 PIXART IMAGING INC                                                                          Agenda Number:  701810459
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6986P102
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  TW0003227005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report of the status of joint-venture in               Non-Voting    No vote
       People's republic of China

A.4    To report the status of buy back treasury stock           Non-Voting    No vote

B.1    Approve the 2008 business reports and the financial       Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.6    Approve to revise the procedures of the monetary          Mgmt          For                            For
       loans

B.7    Approve the issuance of new shares via private            Mgmt          For                            For
       placement

B.8    Extraordinary motions                                     Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 PKO BANK POLSKI S.A.                                                                        Agenda Number:  702003409
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6919X108
    Meeting Type:  OGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  PLPKO0000016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the Meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the correctness of calling meeting and            Mgmt          No Action
       its ability to approve the resolution

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve to review the bank activity report,               Mgmt          No Action
       financial statement and motion regarding profit
       distribution

6.     Approve the review of the report of the Supervisory       Mgmt          No Action
       Board with opinion regarding bank activity,
       financial statement and also motion regarding
       profit distribution

7.A    Approve the bank activity                                 Mgmt          No Action

7.B    Approve the financial statement                           Mgmt          No Action

7.C    Approve the Supervisory Board reports                     Mgmt          No Action

7.D    Approve the distribution                                  Mgmt          No Action

7.E    Grant discharge to the Management Board Duties            Mgmt          No Action
       Execution

7.F    Grant discharge to the Supervisory Board Duties           Mgmt          No Action
       Execution

8.A    Approve the capital group activity report                 Mgmt          No Action

8.B    Approve the consolidated financial statement              Mgmt          No Action

9.     Approve the resolution on increase the Company's          Mgmt          No Action
       capital

10.    Approve the changes in the bank statue                    Mgmt          No Action

11.    Approve the changes in regulations of the Supervisory     Mgmt          No Action
       Board

12.    Approve to acceptance the general meeting regulations     Mgmt          No Action

13.    Approve to review the information regarding               Mgmt          No Action
       the Election of Vice President

14.    Approve to review the report of the Supervisory           Mgmt          No Action
       Board regarding selling the holiday camps

15.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 PKO BK POLSKI SA                                                                            Agenda Number:  701833217
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6919X108
    Meeting Type:  EGM
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  PLPKO0000016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

4.     Approve the acceptance of the agenda                      Mgmt          No Action

5.     Adopt the resolution on changes in the Supervisory        Mgmt          No Action
       Board

6.     Closing of the meeting                                    Mgmt          No Action

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No Action
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PLUS EXPRESSWAYS BHD                                                                        Agenda Number:  701954326
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70263101
    Meeting Type:  AGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  MYL5052OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the audited financial statements for              Non-Voting    No vote
       the YE 31 DEC 2008 together with the reports
       of the Directors and Auditors thereon

1.     Approve to declare a single tier final dividend           Mgmt          For                            For
       of 9.5 sen per ordinary share for FYE 31 DEC
       2008 as recommended by the Directors

2.     Re-elect Tan Sri Dato' Mohd Sheriff Mohd Kassim           Mgmt          For                            For
       as a Director, who retires in accordance with
       Article 76 of the Company's Articles of Association

3.     Re-elect Mr. Noorizah Hj Abd Hamid as a Director,         Mgmt          For                            For
       who retires in accordance with Article 76 of
       the Company's Articles of Association

4.     Re-elect Mr. Datuk Seri Panglima Mohd Annuar              Mgmt          For                            For
       Zaini as a Director, who retires in accordance
       with Article 83 of the Company's Articles of
       Association

5.     Re-elect Dato' Seri ismail Shahudin as a Director,        Mgmt          For                            For
       who retires in accordance with Article 83 of
       the Company's Articles of Association

6.     Approve the Directors' remuneration                       Mgmt          For                            For

7.     Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            For
       and authorize the Directors to fix their remuneration

8.     Authorize the Directors of the Company, pursuant          Mgmt          For                            For
       to Section 132D of the Companies Act, 1965,
       to allot and issue shares in the company at
       any time and upon such terms and conditions
       and for such purposes as the Directors may,
       in their absolute discretion deem fit, provided
       that the aggregate number of shares issued
       pursuant to this resolution does not exceed
       10% of the issued capital of the Company as
       at the date of this AGM and authorize the Directors
       to obtain the approval for the listing of and
       quotation for the additional shares so issued
       on Bursa Malaysia Securities Berhad and that
       such authority shall continue to be in force
       until the conclusion of the next AGM of the
       Company

9.     Approve the renewal of the Shareholders' Mandate          Mgmt          For                            For
       for the Company and/or its subsidiaries [PluS
       Expressways Group], pursuant to Paragraph 10.09
       of the listing requirements of Bursa Malaysia
       Securities Berhad, to enter into recurrent
       related party transactions of a revenue or
       trading nature, which are necessary for the
       day-to-day operations of the PluS expressways
       Group to be entered into by the PluS expressways
       Group provided such transactions are in the
       ordinary course of business and are on terms
       not more favorable to the related party than
       those generally available to the public, particulars
       of which are set out in Section 2.2 of the
       circular to shareholders of the Company dated
       13 MAY 2009, and such approval conferred by
       the Shareholders' Mandate shall continue to
       be in force until: a) the conclusion of the
       next AGM of the Company following this AGM
       at which such mandate is passed, at which time
       it will lapse, unless by a Resolution passed
       at such general meeting whereby the authority
       is renewed; b) the expiration of the period
       within which the next AGM of the Company after
       the date is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 [Act]
       [but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Act]; or c) revoked or varied by resolution
       passed by the shareholders in a general meeting,
       whichever is the earlier, and authorize the
       Directors of the Company and/or any of them
       [as the case may be] to complete and do all
       such acts and things [including executing such
       documents under the common seal in accordance
       with the provisions of the Articles of Association
       of the Company, as may be required] to give
       effect to the proposed renewal of Shareholders'
       Mandate

10.    Approve the Shareholders' Mandate for the Company         Mgmt          For                            For
       and/or its subsidiaries [PluS expressways Group]
       pursuant to Paragraph 10.09 of the listing
       requirements of Bursa Malaysia Securities Berhad,
       to enter into additional recurrent related
       party transactions of a revenue or trading
       nature, which are necessary for the day-to-day
       operations of the PluS expressways Group to
       be entered into by the PluS expressways Group
       provided such transactions are in the ordinary
       course of business and are on terms not more
       favorable to the related party than those generally
       available to the public, particulars of which
       are set out in Section 2.3 of the circular
       to Shareholders of the Company dated 13 MAY
       2009, and that such approval conferred by the
       Shareholders' Mandate shall continue to be
       in force until: a) the conclusion of the next
       AGM of the company following this AGM at which
       such mandate is passed, at which time it will
       lapse, unless by a resolution passed at such
       general meeting whereby the authority is renewed;
       b) the expiration of the period within which
       the next AGM of the Company after the date
       is required to be held pursuant to Section
       143(1) of the companies Act, 1965 [Act] [but
       shall not extend to such extension as may be
       allowed pursuant to Section 143(2) of the Act];
       or c) revoked or varied by resolution passed
       by the shareholders in a general meeting, whichever
       is the earlier, authorize the Directors of
       the Company and/or any of them [as the case
       may be] to complete and do all such acts and
       things [including executing such documents
       under the common seal in accordance with the
       provisions of the Articles of Association of
       the Company, as may be required] to give effect
       to the proposed shareholders' mandate




--------------------------------------------------------------------------------------------------------------------------
 PODRAVKA D.D., KOPRIVNICA                                                                   Agenda Number:  701606533
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6576F119
    Meeting Type:  AGM
    Meeting Date:  22-Jul-2008
          Ticker:
            ISIN:  HRPODRRA0004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       29 JUL 2008 AT 12:00. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Opening of the AGM and identification of shareholders     Mgmt          For                            For
       and their attorneys

2.     Elect the President and Vice President of the             Mgmt          For                            For
       meeting

3.     Approve the Supervisory Board report on conducted         Mgmt          For                            For
       supervision in 2007

4.1    Approve to determine the annual financial reports         Mgmt          For                            For
       for 2007: consolidated financial reports of
       Podravka D.D. [headquarter and subsidiaries]

4.2    Approve to determine the annual financial reports         Mgmt          For                            For
       for 2007 of Podravka D.D.

4.3    Approve to determine the annual financial reports         Mgmt          For                            For
       for 2007: the Auditors report

4.4    Approve to determine the annual financial reports         Mgmt          For                            For
       for 2007: the annual Management Board report
       on the Company's [headquarter and subsidiaries]
       operations and report on Company's position
       in 2007

5.     Approve to use the profit earned in 2007                  Mgmt          For                            For

6.     Approve to release the Management Board Members           Mgmt          For                            For

7.     Approve the decision on release of the Supervisory        Mgmt          For                            For
       Board Members

8.     Approve to release the Supervisory Board Members          Mgmt          For                            For

9.     Elect the Supervisory Board Members                       Mgmt          For                            For

10.    Appoint the Auditors for the 2008 and their               Mgmt          For                            For
       fees




--------------------------------------------------------------------------------------------------------------------------
 POLARIS SECURITIES CO LTD                                                                   Agenda Number:  701976106
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7057U103
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002854007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 550227 DUE TO SPLITTING OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       2008 Polaris business report                              Non-Voting    No vote

       2008 supervisor auditing report & 2008 Financial          Non-Voting    No vote
       statements

       Treasury stock buyback status report                      Non-Voting    No vote

1.A    2008 financial statements, business report,               Mgmt          For                            For
       and consolidated financial statement

1.B    Recognize 2008 loss                                       Mgmt          For                            For

1.C    Revision of Corporate Governance Policies                 Mgmt          For                            For

1.D    Revision of asset discretionary protocols                 Mgmt          For                            For

1.E.1  Elect Boa Ding Investment Co., Ltd Rep: Mr.               Mgmt          For                            For
       Shaio Da Lin as a Board of Director of the
       Company [ID: 22820973]

1.E.2  Elect Boa Ding Investment Co., Ltd Rep.: Mr.              Mgmt          For                            For
       Ming Chuan Wei as a Board of Director of the
       Company [ID: 22820973]

1.E.3  Elect Boa Ding Investment Co., Ltd Rep.: Mr               Mgmt          For                            For
       Peter GuBin Huang as a Board of Director of
       the Company [ID: 22820973]

1.E.4  Elect Boa Ding Investment Co., Ltd Rep.: Jack             Mgmt          For                            For
       Pai as a Board of Director of the Company [ID:
       22820973]

1.E.5  Elect Boa Ding Investment Co., Ltd Rep: Mr.               Mgmt          For                            For
       Rober C. Won as a Board of Director of the
       Company [ID: 22820973]

1.E.6  Elect Mao Her Enterprise Co., Ltd Rep.: Mr.               Mgmt          For                            For
       Chia Yen Lin as a Board of Director of the
       Company [ID: 97473503]

1.E.7  Elect Benshun Investment Co., Ltd Rep.: Mr.               Mgmt          For                            For
       Shu Rai Lai Chou as a Board of Director of
       the Company [ID: 80174474]

1.E.8  Elect Hsin_Tai Investment Co., Ltd Rep: Mr.               Mgmt          For                            For
       Chi-Su Lung as a Board of Director of the Company
       [ID: 22766561]

1.E.9  Elect Ro Seng Tai Co., Ltd Rep.: Mr. Min Chin             Mgmt          For                            For
       Ho as a Board of Director of the Company [ID:
       27570159]

1.E10  Elect Mr. Her Tsi Wei as a Board of Director              Mgmt          For                            For
       of the Company [ID: A202448636]

1.E11  Elect Mr. Lung Fang Lin as a Board of Director            Mgmt          For                            For
       of the Company [ID Y120008477]

1.E12  Elect Mr. Chin Yi Lin as a Board of Director              Mgmt          For                            For
       of the Company [ID: C220394884]

1.E13  Elect Mr. Jin-Sheng Duann as a Board of Director          Mgmt          For                            For
       of the Company [ID: E100859035]

1.E14  Elect Mr. Hsing-Yi Chow as a Board of Director            Mgmt          For                            For
       of the Company [ID: A120159158]

1.E15  Elect Mr. Horng-Chyuan Hwang as a Board of Director       Mgmt          For                            For
       of the Company [ID: R103030827]

1.E16  Elect Tai Hui Enterprise Co., Ltd Rep.: Mr.               Mgmt          For                            For
       Eugene Y. Huang as a Supervisor [ID: 04382590]

1.E17  Elect Chuan Ying Investment Co., Ltd Rep.: Mr.            Mgmt          For                            For
       Cheng Dai as a Supervisor [ID: 23221053]

1.E18  Elect Aibo Investment Co., Ltd Rep: Mr. Victoria          Mgmt          For                            For
       W. Liu as a Supervisor [ID: 16093659]

1.E19  Elect Ji Feng Investment Co., Ltd Rep.: Mr.               Mgmt          For                            For
       Su Cheng Lu Wang as a Supervisor [ID: 70456559]

1.E20  Elect Mr. William I. Liou as a Supervisor [ID:            Mgmt          For                            For
       A127044212]

1.F    Impromptu agenda                                          Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 POLIMEX - MOSTOSTAL SA, SIEDLCE                                                             Agenda Number:  701973489
--------------------------------------------------------------------------------------------------------------------------
        Security:  X55869105
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  PLMSTSD00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and elect the Chairman             Mgmt          No Action

2.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

3.     Appoint the Scrutiny Commission                           Mgmt          No Action

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the financial statement for 2008 and              Mgmt          No Action
       the Management's report on Company activity
       in 2008

6.     Approve the consolidated financial statement              Mgmt          No Action
       for 2008 and the dominated entity Management's
       report on capital group activity in 2008

7.     Approve the Supervisory Board's report on its             Mgmt          No Action
       activity in 2008 and the evaluation on financial
       statement for 2008, the consolidated financial
       statement for 2008 and the evaluation of the
       Management report on Company activity and the
       dominated entity Management's report on capital
       group activity in 2008

8.     Approve the Management's motion for profit from           Mgmt          No Action
       2008 distribution

9.     Approve the duties fulfilling by the Members              Mgmt          No Action
       of the Management Board and the Supervisory
       Board

10.    Approve the changes among the Supervisory Board           Mgmt          No Action
       Members

11.    Amend the Articles of Association                         Mgmt          No Action

12.    Adopt the resolution on setting the uniform               Mgmt          No Action
       text of Articles of Association

13.    Closure of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLISH OIL AND GAS COMPANY, WARSAW                                                          Agenda Number:  701654332
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6582S105
    Meeting Type:  EGM
    Meeting Date:  31-Jul-2008
          Ticker:
            ISIN:  PLPGNIG00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

4.     Approve to prepare a list of attendance                   Mgmt          No Action

5.     Approve the resolution on taking over of the              Mgmt          No Action
       shares of Zaklady Azotowe W Tarnowie Moscicach
       S.A

6.     Miscellaneous                                             Non-Voting    No Action

7.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLISH OIL AND GAS COMPANY, WARSAW                                                          Agenda Number:  701668470
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6582S105
    Meeting Type:  EGM
    Meeting Date:  11-Sep-2008
          Ticker:
            ISIN:  PLPGNIG00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve to prepare the attendance list                    Mgmt          No Action

5.     Approve the sale of the Wloclawek-Gdynia Gasmain          Mgmt          No Action
       in the Section of TCZEW city without notice
       of bidding

6.     Approve the taking up Nysagaz new shares and              Mgmt          No Action
       paying for shares in cash

7.     Adopt to grant Krzysztof Glogowski the annual             Mgmt          No Action
       bonus for 2007

8.     Other issues                                              Non-Voting    No Action

9.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLISH OIL AND GAS COMPANY, WARSAW                                                          Agenda Number:  701701155
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6582S105
    Meeting Type:  EGM
    Meeting Date:  08-Oct-2008
          Ticker:
            ISIN:  PLPGNIG00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

4.     Approve to prepare the list of attendance                 Mgmt          No Action

5.     Adopt the resolutions on approval of sales by             Mgmt          No Action
       PGNIGS.A., with its registered office in Warsaw,
       100% shares of Company LNG SP. Z O.O., with
       its registered office in SWINOUJSCIE, without
       carrying out tender

6.     Free motions                                              Mgmt          No Action

7.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLISH OIL AND GAS COMPANY, WARSAW                                                          Agenda Number:  701730156
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6582S105
    Meeting Type:  EGM
    Meeting Date:  26-Nov-2008
          Ticker:
            ISIN:  PLPGNIG00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid Resolutions

4.     Approve to prepare the attendance list                    Mgmt          No Action

5.     Approve the selling price for shares in Polskie           Mgmt          No Action
       LNG SP Z O O determined by way of valuation
       by Independent Expert

6.     Approve to give consent to decrease price of              Mgmt          No Action
       selling of real estate in Lwowek Slaski

7.     Approve the changes in composition of Supervisory         Mgmt          No Action
       Board of Pgnig SA

8.     Free motions                                              Mgmt          No Action

9.     Closing of the meeting                                    Mgmt          No Action

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No Action
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 POLISH OIL AND GAS COMPANY, WARSAW                                                          Agenda Number:  701765399
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6582S105
    Meeting Type:  EGM
    Meeting Date:  11-Dec-2008
          Ticker:
            ISIN:  PLPGNIG00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman of the meeting                         Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt the resolutions

4.     Approve to prepare the attendance list                    Mgmt          No Action

5.     Adopt the resolution concerning use of the capital        Mgmt          No Action
       reserve designated as central restructuring
       fund for one off payments of redundancy payments
       to the former employees of Zun Naftomet SP.
       Z.O.O of Krosno and Geovita SP. Z.O.O of Warsaw

6.     Adopt the resolution concerning the programme             Mgmt          No Action
       for Streamlining of employment and redundancy
       payments to the employees of the Pgnig Group
       for 2009/2011 Phase III, together with the
       appendices

7.     Adopt the resolution concerning the extension             Mgmt          No Action
       of the term of existence of the Company's capital
       reserve designated as Central Restructuring
       Fund

8.     Miscellaneous                                             Non-Voting    No Action

9.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLNORD S.A., GDANSK                                                                        Agenda Number:  701776784
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6671C102
    Meeting Type:  EGM
    Meeting Date:  22-Dec-2008
          Ticker:
            ISIN:  PLPOLND00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and elect the Chairman             Mgmt          No Action

2.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

3.     Approve to accept the agenda                              Mgmt          No Action

4.     Adopt the resolution on approval of changes               Mgmt          No Action
       in the Managerial Options Programme, in a range
       of the series H shares issue and the day of
       executing the subscription warrants

5.     Amend the resolution of the GM from 28 JUN 2007           Mgmt          No Action

6.     Amend the Articles of Association                         Mgmt          No Action

7.     Adopt the resolution on approval of changes               Mgmt          No Action
       in the number of the Subscription Warrants
       Series A4 to the other entitled person being
       the Member of the Supervisory Board

8.     Amend the Articles of Association                         Mgmt          No Action

9.     Authorize the Supervisory Board to set the uniform        Mgmt          No Action
       text of the Articles of Association including
       the share capital increase

10.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLNORD S.A., GDANSK                                                                        Agenda Number:  701962359
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6671C102
    Meeting Type:  EGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  PLPOLND00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and appoint the meeting's          Mgmt          No Action
       Chairman

2.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

3.     Approve the agenda                                        Mgmt          No Action

4.     Adopt the resolution concerning change of price           Mgmt          No Action
       Series H share issued withing the Management
       Programm

5.     Adopt the resolution on describe the period               Mgmt          No Action
       on Series H subscription within the Management
       Programm

6.     Adopt the resolution on changes to the Company's          Mgmt          No Action
       Statute text

7.     Closure of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLNORD S.A., GDANSK                                                                        Agenda Number:  701897526
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6671C102
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  PLPOLND00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting and Elect the Chairman             Mgmt          No Action

2.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

3.     Approve to acceptance of the agenda                       Mgmt          No Action

4.A    Receive the Management Board report on the Company        Mgmt          No Action
       activities for 2008

4.B    Receive the financial statement for 2008                  Mgmt          No Action

4.C    Receive the Supervisory Board report on its               Mgmt          No Action
       activities for 2008 with evaluation of the
       Company situation

5.A    Receive the Management Board report on the Company        Mgmt          No Action
       activities for 2008 and the financial statement
       for 2008

5.B    Approve the profit distribution for 2008                  Mgmt          No Action

5.C    Grant discharge the Members of the Company authorities    Mgmt          No Action
       from their duties completed in 2008

6.A    Receive the Management Board report on the capital        Mgmt          No Action
       group activities for 2008

6.B    Approve the consolidated financial statement              Mgmt          No Action

7.     Adopt the resolution on approval of the consolidated      Mgmt          No Action
       financial statement for 2008

8.     Adopt the resolution on amendments to the Company's       Mgmt          No Action
       statute text in order to authorize the Management
       Board to increase the share capital

9.     Adopt the resolution on approval of issue price           Mgmt          No Action
       of series H shares issued for the Supervisory
       Board's Members

10.    Adopt the resolution on approval of the last              Mgmt          No Action
       date when the subscription warrants can be
       executed by the Supervisory Board's Members
       according to the Management Option Program

11.    Approve the information of the Management Board           Mgmt          No Action
       on the planned activities for 2009

12.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLSKA GRUPA FARMACEUTYCZNA S.A., LODZ                                                      Agenda Number:  701656437
--------------------------------------------------------------------------------------------------------------------------
        Security:  X53012104
    Meeting Type:  EGM
    Meeting Date:  14-Jul-2008
          Ticker:
            ISIN:  PLMEDCS00015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Appoint the New Supervisory Board Members                 Mgmt          No Action

6.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLSKA GRUPA FARMACEUTYCZNA S.A., LODZ                                                      Agenda Number:  701952194
--------------------------------------------------------------------------------------------------------------------------
        Security:  X53012104
    Meeting Type:  OGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  PLMEDCS00015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve to verify the validity of the meeting             Mgmt          No Action
       and its ability to adopt valid resolutions

4.     Approve the agenda                                        Mgmt          No Action

5.     Approve the Management Board's report on Company's        Mgmt          No Action
       activity and the financial statement for 2008

6.     Approve the presentation of the Supervisory               Mgmt          No Action
       Board's report evaluating the Management Board's
       report on Company's activity and the financial
       statement for 2008

7.     Approve the Management Board's report on Company's        Mgmt          No Action
       activity and the financial statement for 2008

8.     Approve the consolidated financial statement              Mgmt          No Action
       for 2008

9.     Approve the distribution of profit                        Mgmt          No Action

10.    Grant discharge of duties for the Members of              Mgmt          No Action
       the Company's Governing Bodies

11.    Appoint the Members of the Supervisory Board              Mgmt          No Action

12.    Adopt the resolution concerning amendments to             Mgmt          No Action
       Resolution No 15 of the OGM of shareholders
       dated 19 JUN 2008 regarding approving purchase
       of own shares by the Company in order to redeem
       them

13.    Adopt the resolution concerning amendments to             Mgmt          No Action
       Resolution No 17 of the OGM of shareholders
       dated 01 JUN 2006 regarding implementation
       of managerial options program for PGF S.A.,
       Management Board, issue of bonds with preemptive
       rights for O Series shares, conditional increase
       of the share capital, amendments to the Articles
       of Association, excluding preemptive rights,
       changed later by the resolution of the OGM
       of shareholders dated 19 JUN 2008

14.    Amend Paragraph 5,12 and 14 of the Articles               Mgmt          No Action
       of Association

15.    Amend the regulations of the general meeting              Mgmt          No Action
       of shareholders

16.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLSKI KONCERN MIESNY DUDA S.A., WARSZAWA                                                   Agenda Number:  701762381
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9904D111
    Meeting Type:  EGM
    Meeting Date:  08-Dec-2008
          Ticker:
            ISIN:  PLDUDA000016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the signing of the attendance list                Mgmt          No Action

4.     Approve to state if the meeting has been convened         Mgmt          No Action
       in conformity of regulations and assuming its
       capability to pass valid resolutions

5.     Approve the administrative resolutions including          Mgmt          No Action
       election of the voting commission

6.     Approve the agenda                                        Mgmt          No Action

7.     Approve the resolution on repeal of Resolution            Mgmt          No Action
       No.7 of Extraordinary Shareholders Meeting
       held on 16 APR 2008 from 16 APR 2008 on increasing
       of Company's capital by issue of new H series
       shares excluding rights for current shareholders,
       on change of Company's statute and on applying
       for admitting H series shares rights and H
       series shares to the regulated market and of
       their dematerialization and empowering the
       Board of Management of the Company to make
       an agreement with NDS which is mentioned in
       Article 5 Section 4 in connection with Section
       8 of Securities Act

8.     Approve to increase the Company's capital by              Mgmt          No Action
       public issue of new H series shares with rights,
       on dematerialization and applying for admitting
       H series shares, rights and rights for shares
       to the regulated and on change of Company's
       statute proposed Record Date 25 FEB 2009

9.     Approve the supplementation of Supervisory Board          Mgmt          No Action

10.    Free Motions                                              Mgmt          No Action

11.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLSKIE GORNICTWO NAFTOWE I GAZOWNICTWO SA-POLISH OIL & GAS CO                              Agenda Number:  701907694
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6582S105
    Meeting Type:  EGM
    Meeting Date:  21-May-2009
          Ticker:
            ISIN:  PLPGNIG00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolution

4.     Approve to prepare the attendance list                    Mgmt          No Action

5.     Approve the disposal of shares in Agencja Rozwoju         Mgmt          No Action
       Pomorza S.A. in accordance with the procedure
       and on the terms and conditions stipulated
       in Article 4181 of the Commercial Companies
       code

6.     Miscellaneous                                             Non-Voting    No Action

7.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLSKIE GORNICTWO NAFTOWE I GAZOWNICTWO SA-POLISH OIL & GAS CO                              Agenda Number:  701964529
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6582S105
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  PLPGNIG00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the meeting's Chairman                            Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve to make up the attendance list                    Mgmt          No Action

5.     Approve the financial statement for 2008 and              Mgmt          No Action
       the Management's report on Company's activity
       in 2008

6.     Approve the consolidated financial statement              Mgmt          No Action
       of the capital group for 2008 and the Management's
       report on activity of the company's capital
       group in 2008

7.     Approve the duties fulfilling by the Management           Mgmt          No Action
       for 2008

8.     Approve the duties fulfilling by the Supervisory          Mgmt          No Action
       Board's Members for 2008

9.     Adopt the profit for 2008 distribution                    Mgmt          No Action

10.    Approve to determine the assets to be provided            Mgmt          No Action
       as non-cash dividend and definition of the
       method of their valuation

11.    Miscellaneous                                             Non-Voting    No Action

12.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLSKIE GSRNICTWO NAFTOWE I GAZOWNICTWO SA                                                  Agenda Number:  701789402
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6582S105
    Meeting Type:  EGM
    Meeting Date:  29-Jan-2009
          Ticker:
            ISIN:  PLPGNIG00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman of the meeting                         Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt the resolutions

4.     Approve to prepare the attendance list                    Mgmt          No Action

5.     Approve and adopt the sale of non current asset           Mgmt          No Action
       in the form of recorded Know-How, which was
       developed and then recorded in the documentation
       prepared by Ramboll Oil Gas A/S, along with
       the ownership rights to the copies of the documentation,
       to Ogp Gaz-System SA of Warsaw without a public
       tender procedure

6.     Miscellaneous                                             Non-Voting    No Action

7.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLSKIE GSRNICTWO NAFTOWE I GAZOWNICTWO SA                                                  Agenda Number:  701816716
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6582S105
    Meeting Type:  EGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  PLPGNIG00014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt the resolutions

4.     Approve to prepare the attendance list                    Mgmt          No Action

5.     Approve the execution by the Management Board             Mgmt          No Action
       of Exchange agreement where by Pgnig Sa will
       transfer to Karpacka Spolka Gazownictwa SP
       Z O.O. of Tarnow: I] its interest in the perpetual
       usufruct of the land located at UL. Diamentowa
       15 in Lublin and the assets attached, in exchange
       for the perpetual usufruct the land located
       at UL, Olszewski ego 2b in Lublin and the assets
       attached, II] its interest in the perpetual
       usufruct of the land located at UL, Wspolna
       5 in Rzeszow and the assets attached, in exchange
       for the perpetual usufruct of the land located
       at UL, Wspulna 1 in Rzeszow and the assets
       attached thereto

6.     Approve to increase the Share Capitals of Gornoslaska     Mgmt          No Action
       Spolka Gazownictwa SP. Z O.O., Mazowiecka Spolka
       Gazownictwa SP    Z O.O. and Dolnoslaska Spolka
       Gazownictwa SP. Z O.O. by contributing to the
       companies the perpetual right to the land and
       the ownership to the buildings and structures
       erected thereon, and to acquire the shares
       comprising the increased Share capitals of
       the Companies

7.     Approve the acquisition of shares comprising              Mgmt          No Action
       the increased Shares Capital of Dewon Z. S.A

8.     Miscellaneous                                             Non-Voting    No Action

9.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 POLYMETAL JT STK CO                                                                         Agenda Number:  701998683
--------------------------------------------------------------------------------------------------------------------------
        Security:  731789202
    Meeting Type:  EGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  US7317892021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that, the cancellation of decisions               Mgmt          For                            For
       approved by EGM held on 17 MAR 2009

2.     Approve to increase the Charter capital by means          Mgmt          For                            For
       of additional share issue




--------------------------------------------------------------------------------------------------------------------------
 PORT SERIVCES CORP, MUSCAT                                                                  Agenda Number:  701860125
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7976U104
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2009
          Ticker:
            ISIN:  OM0001213020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       for the YE 31 DEC 2008

2.     Approve the Company report on corporate for               Mgmt          For                            For
       the YE 31 DEC 2008

3.     Approve the Auditors report and the balance               Mgmt          For                            For
       sheet and the income statement for the YE 31
       DEC 2008

4.     Approve the recommendation of the Board of Director       Mgmt          For                            For
       to distribute a cash dividend of 50 % of the
       share capital 50 BZS share to the shareholders
       for the YE 31 DEC 2008

5.     Approve the sitting fees paid to the Members              Mgmt          For                            For
       of the Board and it Sub Committees meeting
       for the YE 31 DEC 2008 and to determine the
       sitting fees for the year 2009 as per attached
       list

6.     Approve the recommendation of the Board of Directors      Mgmt          For                            For
       to pay an amount of OMR 1,64,500 as the Directors
       remuneration for the YE 31 DEC 2009

7.     Approve the meeting of the transaction and contracts      Mgmt          For                            For
       concluded by the corporation with related parties
       during the YE 31 DEC 2008 as per attached list

8.     Elect 4 Director from the shareholders or others          Mgmt          For                            For
       representing shareholders of private sector
       as specified

9.     Appoint the Auditors for the YE 31 DEC 2009               Mgmt          For                            For
       and approve to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 POS MALAYSIA BHD                                                                            Agenda Number:  701929878
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7026S106
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  MYL4634OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To receive the audited financial statements               Non-Voting    No vote
       for the FYE 31 DEC 2008 and the reports of
       the Directors and the Auditors thereon

1.     Declare a first and final dividend of 10 sen              Mgmt          For                            For
       per ordinary share less 25% tax in respect
       of the FYE 31 DEC 2008

2.     Re-elect Datuk Low Seng Kuan as a Director,               Mgmt          For                            For
       who retire by rotation pursuant to Article
       115 of the Company's Articles of Association

3.     Re-elect Datuk Abu Huraira Bin Abu Yazid as               Mgmt          For                            For
       a Director, who retire by rotation pursuant
       to Article 115 of the Company's Articles of
       Association

4.     Re-elect Tan Sri Dato Seri [Dr.] Aseh Bin Haji            Mgmt          For                            For
       Che Mat as a Director, who retire pursuant
       to Article 110 of the Company's Articles of
       Association

5.     Re-elect Dato Syed Faisal Albar Bin Syed A.R.             Mgmt          For                            For
       Albar as a Director, who retire pursuant to
       Article 110 of the Company's Articles of Association

6.     Re-elect Mr. Eshah Binti Meor Suleiman as a               Mgmt          For                            For
       Director, who retire pursuant to Article 110
       of the Company's Articles of Association

7.     Re-appoint Messrs KPMG as the Auditors of the             Mgmt          For                            For
       Company for the ensuing year and authorize
       the Directors to fix their remuneration

8.     Approve the payment of the Directors fees of              Mgmt          For                            For
       MYR 363,483 for the FYE 31 DEC 2008

9.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act 1965, to allot and
       issue shares in the Company at any time until
       the conclusion of the next AGM and for such
       consideration and purpose and upon terms and
       conditions as the directors may in their absolute
       discretion deem fit in accordance with the
       provisions of the Articles of Association of
       the Company provided always that the aggregate
       number of new shares to be issued shall not
       exceed 10% of the issued and paid-up share
       capital of the Company for the time being and
       subject always to the approvals of the regulatory
       authorities

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 POSCO                                                                                       Agenda Number:  701814419
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70750115
    Meeting Type:  AGM
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  KR7005490008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 530862 DUE TO RECIEPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.1.1  Elect Mr. Jang Hee You as an Outside Director             Mgmt          For                            For

3.1.2  Elect Mr. Jun Ho Han as an Outside Director               Mgmt          For                            For

3.1.3  Elect Mr. Young Sun Lee as an Outside Director            Mgmt          For                            For

3.1.4  Elect Mr. Byung Ki Kim as an Outside Director             Mgmt          For                            For

3.1.5  Elect Mr. Chang Hee Lee as an Outside Director            Mgmt          For                            For

3.2    Elect Mr. Chang Hee Lee as the Auditor Committee          Mgmt          For                            For
       Member

3.3.1  Elect Mr. Joon Yang Jung as an Executive Director         Mgmt          For                            For

3.3.2  Elect Mr. Dong Hee Lee as an Executive Director           Mgmt          For                            For

3.3.3  Elect Mr. Nam Suk Heo as an Executive Director            Mgmt          For                            For

3.3.4  Elect Mr. Kil Soo Jung as an Executive Director           Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 POSLOVNI SISTEM MERCATOR D.D., LJUBLJANA                                                    Agenda Number:  701681303
--------------------------------------------------------------------------------------------------------------------------
        Security:  X53131102
    Meeting Type:  AGM
    Meeting Date:  26-Aug-2008
          Ticker:
            ISIN:  SI0031100082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "IMPORTANT MARKET PROCESSING REQUIREMENT: A               Non-Voting    No vote
       MEETING-SPECIFIC POWER OF ATTORNEY (POA) SIGNED
       BY THE BENEFICIAL OWNER IS REQUIRED IN ORDER
       TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. THE POA MUST
       BE NOTARIZED AND APOSTILLIZED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR DETAILS.
       THANK YOU."

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 497288 DUE TO DUE TO RECEIPT OF SUPERVISOR
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Opening of the assembly and elect the shareholders        Mgmt          For                            For
       assembly operational bodies

2.a    Adopt the resolutions on the allocation of distributable  Mgmt          For                            For
       profit and payment of dividend profit: 22,063,739,40
       - dividend payment: 16,002,784,25 4.25 dividend
       per share - other reserves: 6,060,955,15 custody
       department

2.b    Grant discharge to the Supervisory Board                  Mgmt          For                            For

2.c    Grant discharge to the Management Board                   Mgmt          For                            For

3.     Receive the report on acquisition and disposal            Mgmt          For                            For
       of own / treasury shares

       PLEASE NOTE THAT RESOLUTION 4 IS A COUNTER PROPOSAL       Non-Voting    No vote

4.a    PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL          Shr           Against                        For
       [submitted by the shareholder, member of the
       Panslovenian Shareholder's Association]: Appoint
       Mr. Kristjan Verbic for the member of the Supervisory
       Board, for the term of office of 4 years from
       the election date of the Shareholder's Assembly

4.b    PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL          Shr           Against                        For
       [submitted by the shareholder of the Company
       Rodic M.B. Trgovina Dooserbia]: Appoint Mr.
       Slavko Tomic as the member of the Supervisory
       Board, for the terms of office from the election
       date to 30 OCT 2009

5.     Approve the participation of employees in Company         Mgmt          For                            For
       profit

6.     Appoint the authorized auditing Company for               Mgmt          For                            For
       the year 2008




--------------------------------------------------------------------------------------------------------------------------
 POU CHEN CORP                                                                               Agenda Number:  701977677
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70786101
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0009904003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business reports and financial statements        Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    The status of asset acquisition or disposal               Non-Voting    No vote

A.5    The indirect investment in People's Republic              Non-Voting    No vote
       of China

A.6    The revision to the rules of the Board meeting            Non-Voting    No vote

A.7    The status of buyback treasury stock                      Non-Voting    No vote

A.8    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution: proposed            Mgmt          For                            For
       cash dividend TWD 0.5 per share, proposed stock
       dividend: 50 for 1,000 shares held

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 POWER GRID CORP OF INDIA LTD, GURGAON                                                       Agenda Number:  701691138
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7028N105
    Meeting Type:  AGM
    Meeting Date:  18-Sep-2008
          Ticker:
            ISIN:  INE752E01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and profit and loss account
       for the FYE on that date together with report
       of the Board of Directors and the Auditors
       thereon

2.     Approve to confirm payment of interim dividend            Mgmt          For                            For
       and declare a final dividend for the F Y 2007-2008

3.     Re-appoint Shri S. Majumdar as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri J. Sridharan as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Dr. P.K. Shetty as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 POWERCHIP SEMICONDUCTOR CORP                                                                Agenda Number:  701989949
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70810109
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  TW0005346001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 556213 DUE TO DUE TO RECEIPT OF DIRECTOR
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of deficit which exceeds half of               Non-Voting    No vote
       paid-in capital

A.4    The status of Buyback Treasury Stocks                     Non-Voting    No vote

A.5    The status of convertible bonds via private               Non-Voting    No vote
       placement

A.6    The status of 2008 capital injection by issuing           Non-Voting    No vote
       new shares or global depositary receipt

A.7    The establishment for the rules of the Board              Non-Voting    No vote
       meeting

A.8    Other presentations                                       Non-Voting    No vote

B.1    Receive the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve the proposal of 2006 capital injection            Mgmt          For                            For
       to issue new shares or global depositary receipt

B.4    Approve the issuance of euro unsecured corporate          Mgmt          For                            For
       bonds via private placement

B.5    Approve to increase the registered capital and            Mgmt          For                            For
       issuance of new shares to participate the global
       depositary receipt [GDR] issuance or the local
       rights issue

B.6    Approve the issuance of securities via private            Mgmt          For                            For
       placement

B.7    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

B.8    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.9    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.10   Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B1111  Elect Mr. Frank Huang Shareholder No.1 as a               Mgmt          For                            For
       Director

B1112  Elect Mr. Brian Shieh Shareholder No.:586 as              Mgmt          For                            For
       a Director

B1113  Elect Mr. Stephen Chen Shareholder No.:1293               Mgmt          For                            For
       as a Director

B1114  Elect Novax Technologies, Incorporation Mr.               Mgmt          For                            For
       Michael Tsai Shareholder No.:328749 as a Director

B1115  Elect Veutron Corporation Mr. Edmond Hsu Shareholder      Mgmt          For                            For
       No.:6 as a Director

B1116  Elect Mr. Ememory Technology Incorpoation Mr.             Mgmt          For                            For
       Charles Hsu Shareholder No.:328565 as a Director

B1117  Elect Deutron Electronics Corporation Mr. Daniel          Mgmt          For                            For
       Chen Shareholder No.:327856 as a Director

B1118  Elect Zhi-Li Investment Corporation Shareholder           Mgmt          For                            For
       No.:489781 Mr. Ming Huei Hsu as a Director

B1119  Elect Amax Capital Incorporation Mr. K.T. Tong            Mgmt          For                            For
       Shareholder No.:566878 as a Director

B1111  Elect Cotel Technology Incorporation Mr. Sozaburo         Mgmt          For                            For
       Ihara Shareholder No.:521431 as a Director

B1121  Elect Mr. Koichi Nagasawa passport no.:TE8359063          Mgmt          For                            For
       as an Independent Director

B1122  Elect Mr. C.P. Chang Id No.:N102640906 as an              Mgmt          For                            For
       Independent Director

B1131  Elect Newsoft Technology Corporation Mr. Virginia         Mgmt          For                            For
       Lo Shareholder No.:5117 as a Supervisor

B1132  Elect Mr. C.H. Huang Shareholder No.:4 as a               Mgmt          For                            For
       Supervisor

B1133  Elect Artrix International Incorporation Mr.              Mgmt          For                            For
       R.S. Lin Shareholder No.:521433 as a Supervisor

B.12   Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.13   Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 POWERTECH TECHNOLOGY INC                                                                    Agenda Number:  701972398
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7083Y103
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0006239007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of assets impairment                           Non-Voting    No vote

B.1    Receive the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution proposed             Mgmt          For                            For
       cash dividend: TWD 3 per share

B.3    Approve to issue new shares from retained earnings;       Mgmt          For                            For
       proposed stock dividend: 50 for 1,000 shares
       held

B.4    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.5    Approve to revise the procedures of trading               Mgmt          For                            For
       derivatives

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.7    Approve to the revise the procedures of endorsement       Mgmt          For                            For
       and guarantee

B.8    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 PRECIOUS SHIPPING PUBLIC CO LTD, BANGKOK                                                    Agenda Number:  701809367
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7078V148
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2009
          Ticker:
            ISIN:  TH0363010Z10
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Acknowledge the minutes of the AGM of the shareholders    Mgmt          For                            For
       No. 1/2008 held on 27 MAR 2008

2.     Acknowledge the 2008 annual report of the Board           Mgmt          For                            For
       of Directors

3.     Acknowledge the Audit Committee report                    Mgmt          For                            For

4.     Approve the audited balance sheet and the statement       Mgmt          For                            For
       of profit and loss as at and for the YE 31
       DEC 2008 respectively

5.     Acknowledge the aggregate interim dividends               Mgmt          For                            For
       of THB 2.00 per share for the year 2008

6.     Approve the appropriation of profit and dividend          Mgmt          For                            For
       payment from the Company's operational results
       of the year 2008

7.     Appoint the Auditors of the Company and approve           Mgmt          For                            For
       to fix their remuneration for the year 2009

8.     Re-elect the Directors who retire by rotation             Mgmt          For                            For

9.     Approve the Directors remuneration for the year           Mgmt          For                            For
       2009




--------------------------------------------------------------------------------------------------------------------------
 PRESIDENT CHAIN STORE CORP                                                                  Agenda Number:  701957788
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7082T105
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002912003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 546005 DUE TO DUE TO ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THE COMPANY WILL NOT PROVIDE             Non-Voting    No vote
       THE REQUIRED CANDIDATE LIST OF THE DIRECTORS
       AND SUPERVISORS TO THE SHAREHOLDERS. AS A RESULT,
       HSBC WILL ABSTAIN FROM VOTING ON THE RESOLUTION
       B.7. THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of joint-venture in People's         Non-Voting    No vote
       Republic of China

A.4    To report the status of assets impairment                 Non-Voting    No vote

A.5    To report the revision to the rules of the board          Non-Voting    No vote
       meeting

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution proposed             Mgmt          For                            For
       cash dividend: TWD 2.04 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings proposed stock dividend: 136 SHS for
       1,000 SHS held

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.6    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.7    Elect the Directors and Supervisors                       Mgmt          For                            For

B.8    Approve the proposal to release the prohibition           Mgmt          For                            For
       on Directors from participation in competitive
       business

B.9    Other issues and extraordinary motions                    Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO INCLUSION      Non-Voting    No vote
       OF ADDITIONAL INFORMATION. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PRETORIA PORTLAND CEM CO LTD                                                                Agenda Number:  701689640
--------------------------------------------------------------------------------------------------------------------------
        Security:  S63820112
    Meeting Type:  EGM
    Meeting Date:  11-Nov-2008
          Ticker:
            ISIN:  ZAE000096475
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve with or without modification the Scheme           Mgmt          For                            For
       of Arrangement between the applicant and its
       shareholders

       PLEASE NOTE THAT THIS IS A SCHEME MEETING. THANK          Non-Voting    No vote
       YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING TYPE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PRETORIA PORTLAND CEM CO LTD                                                                Agenda Number:  701738443
--------------------------------------------------------------------------------------------------------------------------
        Security:  S63820112
    Meeting Type:  OGM
    Meeting Date:  11-Nov-2008
          Ticker:
            ISIN:  ZAE000096475
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, subject to the conditions to the resolutions     Mgmt          For                            For
       set out in the notice of general meeting at
       which this special resolution will be considered,
       that, in so far as the terms of the broad-based
       black ownership initiative [as specified] and
       included in the terms of the agreements as
       specified to the Circular constitute financial
       assistance to be given by the Company for the
       purpose of or in connection with the purchase
       of or subscription for any shares in the Company,
       those terms are hereby sanctioned by the shareholders
       of the Company in accordance with the provisions
       of section 38(2A)(b) of the Companies Act including,
       without limitation, the terms of any financial
       assistance arising from: (i) the transactions
       involving the allotment and issue of PPC shares
       to the CSG Funding SPV and the SBP Funding
       SPV in terms of the initial subscription agreements
       and the maturity date subscription agreements,
       as specified; (ii) the transactions involving
       the payment by the Company of legal fees and
       the granting of any indemnities contemplated
       by the relationship agreement with the SBP
       parties, as specified; (iii) the transactions
       contemplated by the ranking agreement, as specified;
       (iv) the transactions involving the making
       of loans by the CSG Funding SPV and the SBP
       Funding SPV to the Company, as specified; (v)
       the transactions involving the making of loans
       to the CSG Funding SPV and the SBP Funding
       SPV, as specified; (vi) the transactions involving
       the capital contribution to The PPC Black Independent
       Non-executive Directors Trust, as specified;
       (vii) the transactions involving the grant
       of a guarantee to the issuer hedge counterparties,
       preference shareholders and the lenders guaranteeing
       the various obligations of the Indirect Trusts
       in respect of the B preference shares and the
       5 year term loans, as specified; (viii) the
       transactions involving the granting of post-redemption
       guarantees to the issuer hedge counterparties,
       preference shareholders and lenders, as specified;
       and (ix) the transactions involving the grant
       of a guarantee and post-redemption guarantees
       in respect of the preference share funding
       for the capital contribution to be made to
       The PPC Black Managers Trust, as specified

S.2    Approve, subject to the conditions to the resolutions     Mgmt          For                            For
       set out in the notice of general meeting at
       which this special resolution will be considered,
       to grant the shareholders of the Company specific
       approval as contemplated in section 85(2) of
       the Companies Act, the Listings Requirements
       and the Articles of Association of the Company
       for the Company to acquire PPC shares from
       the CSG Funding SPV and the SBP Funding SPV
       from the dates and in accordance with the terms
       and conditions of the initial subscription
       agreements, the reversionary pledge and cession
       agreements, the relationship agreements, the
       SPV loans and the ranking agreement

O.1    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the conditions to the resolutions set out
       in the notice of general meeting at which this
       ordinary resolution will be considered, by
       way of a specific authority in terms of section
       221 and, if applicable, section 222 of the
       Companies Act and a specific authority in terms
       of the Listings Requirements to allot and issue,
       for cash, the PPC shares mentioned below to
       the CSG Funding SPV and the SBP Funding SPV
       as specified

O.2    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the conditions to the resolutions set out
       in the notice of general meeting at which this
       ordinary resolution will be considered, by
       way of a specific authority in terms of section
       221 and, if applicable, section 222 of the
       Companies Act and a specific authority in terms
       of the Listings Requirements, to allot and
       issue, for cash, PPC shares to the CSG Funding
       SPV and the SBP Funding SPV in accordance with
       the terms and conditions of the relevant maturity
       date subscription agreements

O.3    Authorize the Company or any subsidiary of the            Mgmt          For                            For
       Company, subject to the conditions to the resolutions
       set out in the notice of general meeting at
       which this ordinary resolution will be considered,
       by way of a specific authority in terms of
       the Listings Requirements to acquire some or
       all of the shares held by the CSGs and the
       SBPs in the CSG Funding SPV and the SBP Funding
       SPV respectively in accordance with the terms
       and conditions of the relevant relationship
       agreements

O.4    Authorize the trustees of The PPC Black Independent       Mgmt          For                            For
       Non-executive Directors Trust, subject to the
       conditions to the resolutions set out in the
       notice of general meeting at which this ordinary
       resolution will be considered, to take all
       such steps as may be necessary for the allocation
       of rights to 95,787 PPC shares each, on the
       terms of The PPC Black Independent Non-executive
       Directors Trust to the following Black Independent
       Non-Executive Directors: Messrs. Joe Shibambo,
       Zibu Kganyago and Ntombi Langa-Royds

O.5    Authorize any Director of the Company, subject            Mgmt          For                            For
       to the conditions to the resolutions set out
       in the notice of general meeting at which this
       ordinary resolution will be considered, to
       do all such things, and sign all such documents,
       procure the doing of all such things and the
       signature of all such documents as may be necessary
       or incidental to give effect to all of the
       special resolutions and the ordinary resolutions
       which are proposed and passed at the general
       meeting at which this ordinary resolution number
       5 is proposed




--------------------------------------------------------------------------------------------------------------------------
 PRETORIA PORTLAND CEM CO LTD                                                                Agenda Number:  701789731
--------------------------------------------------------------------------------------------------------------------------
        Security:  S63820120
    Meeting Type:  AGM
    Meeting Date:  26-Jan-2009
          Ticker:
            ISIN:  ZAE000125886
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.1    Appoint Mr. T.D.A. Ross as a Director                     Mgmt          For                            For

2.2    Appoint Mr. B.L. Sibiya as a Director                     Mgmt          For                            For

3.1    Re-elect Mr. R.H. Dent as a Director                      Mgmt          For                            For

3.2    Re-elect Mr. P. Esterhuysen as a Director                 Mgmt          For                            For

3.3    Re-elect Mr. A.J. Lamprecht as a Director                 Mgmt          For                            For

4.     Approve to determine the remuneration of the              Mgmt          For                            For
       Non-Executive Directors Committee Members and
       Chairman

5.     Approve the acquisition of own shares                     Mgmt          For                            For

6.     Re-appoint Messrs. Deloitte and Touche as the             Mgmt          For                            For
       Auditors

7.     Authorize the Directors to fix the External               Mgmt          For                            For
       Auditors remuneration

8.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PRIVREDNA BANKA ZAGREB D.D., ZAGREB                                                         Agenda Number:  701838661
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6942U105
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  HRPBZ0RA0004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Supervisory Board report on conducted         Mgmt          For                            For
       supervision in 2008

2.1    Approve the financial reports and consolidated            Mgmt          For                            For
       annual financial reports for 2008, Management
       Board's annual report on the Bank's position
       and connected Company's: on the use of profit
       earned in 2008

2.2    Approve the financial reports and consolidated            Mgmt          For                            For
       annual financial reports for 2008, Management
       Board's annual report on the Bank's position
       and connected Company's: on release to the
       Management Board Members for 2008

2.3    Approve the financial reports and consolidated            Mgmt          For                            For
       annual financial reports for 2008, Management
       Board's annual report on the Bank's position
       and connected Company's: on release of the
       Supervisory Board Members for 2008

2.4    Approve the financial reports and consolidated            Mgmt          For                            For
       annual financial reports for 2008, Management
       Board's annual report on the Bank's position
       and connected Company's: on the remuneration
       payment to the Supervisory Board Chairman

3.     Appoint the Auditors for 2009                             Mgmt          For                            For

4.     Elect 2 Supervisory Board Members                         Mgmt          For                            For

5.     Grant authority to the Management Board for               Mgmt          For                            For
       acquiring own shares




--------------------------------------------------------------------------------------------------------------------------
 PROMIGAS SA                                                                                 Agenda Number:  701816502
--------------------------------------------------------------------------------------------------------------------------
        Security:  P79162106
    Meeting Type:  EGM
    Meeting Date:  25-Feb-2009
          Ticker:
            ISIN:  CON04AO00040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Attendance and quorum                                     Mgmt          For                            For

2.     Approve the agenda                                        Mgmt          For                            For

3.     Approve the call notice                                   Mgmt          For                            For

4.     Approve the financial statements with a cutoff            Mgmt          For                            For
       date of 31 DEC 2008

5.     Approve the Spin-off Agreement and Bylaws amendments      Mgmt          For                            For

6.     Approve to designate a Committee to approve               Mgmt          For                            For
       the minutes




--------------------------------------------------------------------------------------------------------------------------
 PROMIGAS SA                                                                                 Agenda Number:  701843066
--------------------------------------------------------------------------------------------------------------------------
        Security:  P79162106
    Meeting Type:  OGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  CON04AO00040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Attendance and quorum                                     Mgmt          For                            For

2.     Approve the agenda                                        Mgmt          For                            For

3.     Approve the call notice                                   Mgmt          For                            For

4.     Approve the financial statements with a cutoff            Mgmt          For                            For
       date of 31 DEC 2008

5.     Approve the Spin-off Agreement and Bylaws amendments      Mgmt          For                            For

6.     Approve to designate a Committee to approve               Mgmt          For                            For
       the minutes




--------------------------------------------------------------------------------------------------------------------------
 PROMOS TECHNOLOGIES INC                                                                     Agenda Number:  701973011
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7100M108
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0005387005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 550621 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of the second euro convertible bonds           Non-Voting    No vote

A.4    The status of the fourth euro unsecured convertible       Non-Voting    No vote
       bonds

A.5    The status of treasury stocks transferring                Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans endorsement and guarantee

B41.1  Elect Mr. Min Goo Choi, Passport No: SC2127544,           Mgmt          For                            For
       as a Director

B41.2  Elect Mr. Hsin Tsung Liu, Shareholder No: 417651,         Mgmt          For                            For
       as an Independent Director

B.5    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.6    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 PROMOTORA Y OPERADORA DE  INFRAESTRUCTURA S A DE C V                                        Agenda Number:  701907391
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7925L103
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  MX01PI000005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the report from the Board of Directors            Mgmt          For                            For
       in accordance with the terms that are referred
       to in Article 28, Part IV, of the Securities
       Market Law, resolutions in this regard

II.    Approve the audited financial statements of               Mgmt          For                            For
       the Company for the FYE on 31 DEC 2008

III.   Approve the results obtained by the Company               Mgmt          For                            For
       during the FYE on 31 DEC 2008

IV.    Approve the report that is referred in Article            Mgmt          For                            For
       86, Part XX, of the Income Tax Law, regarding
       the fulfillment of tax obligations of the Company

V.     Ratify the Members of the Board of Directors,             Mgmt          For                            For
       as well as the Chairpersons of the Audit and
       Corporate Practices Committees of the Company

VI.    Approve to determine the compensation to be               Mgmt          For                            For
       paid to the Members of the Board of Directors
       for the FYE on 31 DEC 2009

VII.   Approve the annual report in regard to the acquisition    Mgmt          For                            For
       of the Company's own shares, as well as the
       determination of the maximum amount of funds
       that the Company may allocate to the purchase
       of its own shares, in accordance with the terms
       of Article 56, Part IV, of the Securities Market
       Law, resolutions in this regard

VIII.  Approve to designate the special delegates who            Mgmt          For                            For
       will formalize the resolutions passed at the
       meeting




--------------------------------------------------------------------------------------------------------------------------
 PROPERTY & BUILDING CORP LTD                                                                Agenda Number:  701605909
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8175G102
    Meeting Type:  AGM
    Meeting Date:  01-Jul-2008
          Ticker:
            ISIN:  IL0006990175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and Directors'           Mgmt          For                            For
       report for the year 2007

2.     Re-appoint Mr. Bisker as a Officiating Director           Mgmt          For                            For

2.2    Re-appoint Mr. N. Dankner as a Officiating Director       Mgmt          For                            For

2.3    Re-appoint Mr. A. Arel as a Officiating Director          Mgmt          For                            For

2.4    Re-appoint Mr. E. Cohen as a Officiating Director         Mgmt          For                            For

2.5    Re-appoint Mr. O. Leader as a Officiating Director        Mgmt          For                            For

2.6    Re-appoint Mr. Z. Livnat as a Officiating Director        Mgmt          For                            For

2.7    Re-appoint Mr. I. Manor as a Officiating Director         Mgmt          For                            For

2.8    Re-appoint Mr. G. Picker as a Officiating Director        Mgmt          For                            For

2.9    Re-appoint Mr. A. Rosenfeld as a Officiating              Mgmt          For                            For
       Director

2.10   Re-appoint Mr. M. Shimmel as a Officiating Director       Mgmt          For                            For

2.11   Approve that the External Directors continue              Mgmt          For                            For
       in Office by provision of law

3.     Re-appoint Accountant Auditors for the year               Mgmt          For                            For
       2008 and report of the Board as to their fees

4.     Approve to increase the maximum amount of D&O             Mgmt          For                            For
       insurance cover that the Company is permitted
       to purchase from USD 20 million to USD 40 million




--------------------------------------------------------------------------------------------------------------------------
 PROPERTY & BUILDING CORP LTD                                                                Agenda Number:  701678736
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8175G102
    Meeting Type:  EGM
    Meeting Date:  03-Sep-2008
          Ticker:
            ISIN:  IL0006990175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve an agreement to which the owner of control        Mgmt          For                            For
       of the Company is a party, the main points
       of which are as specified: the agreement is
       for the sale of all the shares of a Company
       named KBA Ltd to a third party in consideration
       for NIS 160 million, the sellers are the CLAL
       Industries and Investments Ltd [53%], the Company
       [23.13%] and Shikun Ovdim Ltd the Company and
       CLAL Industries are both indirectly controlled
       by IDB Development Corp Ltd; and it is intended
       that prior to completion, KBA will distribute
       a dividend of NIS 41 million between its shareholders
       [i.e. the sellers] but if for any reason the
       dividend or part thereof is not distributed,
       the consideration will be increase by addition
       of the amount that is not undistributed




--------------------------------------------------------------------------------------------------------------------------
 PROPERTY & BUILDING CORP LTD                                                                Agenda Number:  701791964
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8175G102
    Meeting Type:  EGM
    Meeting Date:  04-Jan-2009
          Ticker:
            ISIN:  IL0006990175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

1.     Approve an agreement between a subsidiary of              Mgmt          For                            For
       the Company together with Clal Insurance Co
       Ltd, a fully owned subsidiary of a Company
       controlled by IDB Development Ltd which is
       the indirect controlling shareholder of the
       Company, for the sale of a 90,000 square meter
       mall owned in equal shares with Clal Insurance;
       the total sale price is NIS 795,400,000 of
       which the share of the Company is 1/2




--------------------------------------------------------------------------------------------------------------------------
 PROPERTY & BUILDING CORP LTD                                                                Agenda Number:  701814647
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8175G102
    Meeting Type:  EGM
    Meeting Date:  02-Mar-2009
          Ticker:
            ISIN:  IL0006990175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Re-appoint Mr. Meir Alder as an External Director         Mgmt          For                            For
       for an additional statutory 3 year period

2.     Appoint Mr. Amir Tamari as an External Director           Mgmt          For                            For
       for a statutory 3 year period




--------------------------------------------------------------------------------------------------------------------------
 PROPERTY & BUILDING CORP LTD, TEL AVIV-JAFFA                                                Agenda Number:  701995889
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8175G102
    Meeting Type:  SGM
    Meeting Date:  24-Jun-2009
          Ticker:
            ISIN:  IL0006990175
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve an Agreement with Rock Real Estate Partners       Mgmt          For                            For
       Ltd. by which Rock Real will from time to time
       give the Company proposals for purchase of
       rights in foreign real estate from third parties,
       assist in negotiating such transactions and
       in obtaining finance, supply strategic property
       Management Consultant Services and will assist
       in sale transactions, in consideration for
       12.5% of the profit from each transaction payable
       upon sale




--------------------------------------------------------------------------------------------------------------------------
 PSG GROUP LTD, SOUTH AFRICA                                                                 Agenda Number:  701983416
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5959A107
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  ZAE000013017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the financial statements and reports                Mgmt          For                            For

2.1    Re-elect Mr. L. Van A. Bellingan as a Director            Mgmt          For                            For

2.2    Re-elect Mr. P.E. Burton as a Director                    Mgmt          For                            For

2.3    Re-elect Mr. W. Theron as a Director                      Mgmt          For                            For

2.4    Re-elect Mr. Z.L. Combi as a Director                     Mgmt          For                            For

3.     Approve to confirm the reappointment of the               Mgmt          For                            For
       Auditor, PricewaterhouseCoopers Inc

4.     Approve to confirm the Auditor's remuneration             Mgmt          For                            For

5.1O1  Approve the unissued shares                               Mgmt          For                            For

5.2O2  Grant authority to issue shares for cash                  Mgmt          For                            For

5.3O3  Approve the PSG Group Supplementary share Incentive       Mgmt          For                            For
       Trust

5.4S1  Approve the share buyback by PSG Group                    Mgmt          For                            For

5.5S2  Approve the share buyback by subsidiaries of              Mgmt          For                            For
       PSG Group




--------------------------------------------------------------------------------------------------------------------------
 PT ANEKA TAMBANG (PERSERO) TBK                                                              Agenda Number:  701956940
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7116R158
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  ID1000106602
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 561600 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 2008 annual report including Commissioners    Mgmt          For                            For
       report and partnership and environmental program

2.     Ratify the 2008 financial statement and granting          Mgmt          For                            For
       Acquit Et Decharge to the Directors and the
       Commissioners

3.     Approve the adjustmnent of 2007 AGM resolution            Mgmt          For                            For
       with regards to Tantiem Record and or partnership
       and environmental program

4.     Approve the 2008 profit allocation                        Mgmt          For                            For

5.     Approve the determination of Tantiem for the              Mgmt          For                            For
       Directors and the Commissioners for 2008 and
       determination of salary or honorarium and other
       allowances for 2009

6.     Appoint the Public Accountant for 2009                    Mgmt          For                            For

7.     Ratify the Company's buy back                             Mgmt          For                            For

8.     Ratify the effective application of state owned           Mgmt          For                            For
       Company Ministry regulation No. Per-05/MBU/2008
       in the Company

9.     Approve to change the Board of Directors and              Mgmt          For                            For
       the Commissioners structure




--------------------------------------------------------------------------------------------------------------------------
 PT ASTRA AGRO LESTARI TBK                                                                   Agenda Number:  701890281
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7116Q119
    Meeting Type:  AGM
    Meeting Date:  13-May-2009
          Ticker:
            ISIN:  ID1000066004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the Company's annual report           Mgmt          For                            For
       and ratify the Company's financial statement
       for book YE 31 DEC 2008

2.     Approve to determine the Company's profit utilization     Mgmt          For                            For

3.     Appoint the public accountant to audit the Company's      Mgmt          For                            For
       book for book YE 31 DEC 2009 and approve to
       determine the honorarium for public accountant

4.     Appoint the Company's Board of Directors and              Mgmt          For                            For
       Commissioners

5.     Approve to determine the salary and benefit               Mgmt          For                            For
       for Directors and honorarium and benefit for
       commissioners




--------------------------------------------------------------------------------------------------------------------------
 PT ASTRA INTL TBK                                                                           Agenda Number:  701951205
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7117N149
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  ID1000057607
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the financial        Mgmt          For                            For
       statement of the Company for the book year
       2008

2.     Approve to determine the appropriation of the             Mgmt          For                            For
       Company's net profit for the book year 2008

3.     Approve to determine the salary and benefit               Mgmt          For                            For
       for the Board of Directors of the Company as
       well as the honorarium and or benefit for the
       Board of Commissioners of the Company

4.     Appoint the Public Accountant whom will conduct           Mgmt          For                            For
       the audit of the Company's financial statement
       for the book year 2009




--------------------------------------------------------------------------------------------------------------------------
 PT BAKRIE & BROTHERS TBK                                                                    Agenda Number:  701775922
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7117S254
    Meeting Type:  EGM
    Meeting Date:  11-Dec-2008
          Ticker:
            ISIN:  ID1000110000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 521944 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve: to execute delivery/sell of asset in             Mgmt          For                            For
       line with rationalization of Company's asset
       portfolio as defined in Bapepam-Lk rule no.
       XI. E.2 and Article no. 102 verse (1) Rule
       Republic of Indonesia No. 40 Year 2007 regarding
       Limited Liability Company and the purchasing
       of asset portfolio that will give added value
       to the Company as defined in the Bapepam-Lk
       rule no. IX. E.2

2.     Approve to guarantee current or future asset              Mgmt          For                            For
       in line with funding activities from closing
       of the EGM up to 31 DEC 2009 to comply with
       Article 102 verse 1b Rule of Republic Indonesia
       no. 40 year 2007 regarding limited liability
       Company

3.     Amend the utility of the Fund which received              Mgmt          For                            For
       from limited public offering IV




--------------------------------------------------------------------------------------------------------------------------
 PT BAKRIE SUMATERA PLANTATIONS TBK                                                          Agenda Number:  701937394
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7117V133
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  ID1000099708
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for book            Mgmt          For                            For
       year 2008

2.     Ratify the financial report for book year 2008            Mgmt          For                            For

3.     Approve to determine the utilization of Net               Mgmt          For                            For
       Company's profit for book year 2008

4.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       of Independent Public Accountant to Audit Company's
       books for book year 2009

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PT BAKRIE TELECOM TBK, JAKARTA                                                              Agenda Number:  701777053
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71187101
    Meeting Type:  EGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  ID1000103005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the plan to sell the Company's asset              Mgmt          For                            For
       such as 543 Telecommunication Tower including
       supporting of infrastructure facility [not
       including with the telecommunication equipment
       which owned by Company] complying with the
       rule of Bapepam No.IX.E.2 regarding material
       transaction and amend the Company's Core Business




--------------------------------------------------------------------------------------------------------------------------
 PT BAKRIE TELECOM TBK, JAKARTA                                                              Agenda Number:  701983125
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71187101
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  ID1000103005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Director's annual report regarding            Mgmt          For                            For
       the Company's activities and financial administration
       for book year 2008

2.     Approve and ratify the balance sheet and calculation      Mgmt          For                            For
       of the profit/loss in book year 2008

3.     Approve the Company's profit utilization for              Mgmt          For                            For
       book year 2008

4.     Appoint the Public Accountant to Audit the Company's      Mgmt          For                            For
       book for book year 2009

5.     Re-appoint all the Company's Board of Commissioners       Mgmt          For                            For
       and the Directors




--------------------------------------------------------------------------------------------------------------------------
 PT BANK CENTRAL ASIA TBK                                                                    Agenda Number:  701780151
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123P138
    Meeting Type:  EGM
    Meeting Date:  18-Dec-2008
          Ticker:
            ISIN:  ID1000109507
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the acquisition proposal of PT Bank               Mgmt          For                            For
       UIB by the Company

2.     Amend the Company's Articles of Association               Mgmt          For                            For
       in line with the law No. 40 year 2007 on limited
       liability Companies and the Bapepam-Lk Rule
       No.IX.J on the principle of the Articles of
       Association of Company's that have conducted
       equity public offering and public Companies




--------------------------------------------------------------------------------------------------------------------------
 PT BANK CENTRAL ASIA TBK                                                                    Agenda Number:  701933473
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123P138
    Meeting Type:  AGM
    Meeting Date:  18-May-2009
          Ticker:
            ISIN:  ID1000109507
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for book            Mgmt          For                            For
       year 2008 and ratify the financial report for
       book year 2008 and Acquit Et de charge to the
       Board of Commissioner and the Board of Directors
       as reflected in annual report

2.     Approve the determination on utilization of               Mgmt          For                            For
       net Company's profit for book year 2008

3.     Approve to change in the Board of Management              Mgmt          For                            For
       structure

4.     Approve the determination on salary/honorarium            Mgmt          For                            For
       and other allowance for the Board of Directors
       and the Board of Commissioners

5.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       Independent Public Accountant to Audit Company's
       books for book year 2009

6.     Authorize the Board of Directors to pay interim           Mgmt          For                            For
       dividend for book year 2009




--------------------------------------------------------------------------------------------------------------------------
 PT BANK DANAMON INDONESIA TBK                                                               Agenda Number:  701844246
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71188190
    Meeting Type:  EGM
    Meeting Date:  23-Mar-2009
          Ticker:
            ISIN:  ID1000094204
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 536089 DUE TO ADDITION OF RESOLUTION AND
       CHANGE IN MEETING DATE. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Approve to conduct limited public offering through        Mgmt          For                            For
       right issue

2.     Approve to adjust Employee/Management Stock               Mgmt          For                            For
       option [ESOP/MSOP]




--------------------------------------------------------------------------------------------------------------------------
 PT BANK DANAMON INDONESIA TBK                                                               Agenda Number:  701912277
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71188190
    Meeting Type:  MIX
    Meeting Date:  25-May-2009
          Ticker:
            ISIN:  ID1000094204
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1.1  Approve the annual report years 2009                      Mgmt          For                            For

A.1.2  Approve the financial statement for the book              Mgmt          For                            For
       years 2008

A.1.3  Approve the Acquit Et de charge for the Members           Mgmt          For                            For
       of the Board of Commissioners years 2008

A.2    Appoint the profit allocation Company for the             Mgmt          For                            For
       book years 2008

A.3    Approve to change the Members of the Board of             Mgmt          For                            For
       Directors

A.4    Appoint the salary or honorarium and other allowances     Mgmt          For                            For
       for the Members of the Board of Commissioners
       Company

A.5.1  Appoint the salary and or others allowances               Mgmt          For                            For
       for the Members of the Board of Directors of
       Company

A.5.2  Appoint the task and authority of the Directors           Mgmt          For                            For
       of the Company

A.6    Appoint the Public Accountants for the book               Mgmt          For                            For
       years 2009

A.7    Approve to revise Article of Association of               Mgmt          For                            For
       Company regarding Bapepam Regulation IX.J.1

E.1    Approve the material transaction to take offer            Mgmt          For                            For
       of shares into PT Adira Dinamika Muti Finance
       TBK

E.2    Approve to take offer PT Asuransi Adira Dinamika          Mgmt          For                            For
       of shares

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PT BANK INTERNASIONAL INDONESIA TBK                                                         Agenda Number:  701745056
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7118M389
    Meeting Type:  EGM
    Meeting Date:  01-Dec-2008
          Ticker:
            ISIN:  ID1000099302
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the restructuring of the Company's Board          Mgmt          For                            For
       of Commissioners and Directors

2.     Amend the Company's Article of Association                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  701700622
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  EGM
    Meeting Date:  23-Sep-2008
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company's acquisition of PT Tunas             Mgmt          For                            For
       Financindo Sarana through direct purchase of
       51% of the Tunas Financindo Saranas total subscribed
       and paid up capital from PT Tunas Ridean TBK
       and PT Tunas Mobilindo Parama




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  701909751
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  AGM
    Meeting Date:  04-May-2009
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company annual report including               Mgmt          For                            For
       ratification of the Company financial report
       and the Board of Commissioners Supervision
       report, for the FYE on the 31 DEC 2008, and
       ratification of the annual report on the partnership
       and community development program (program
       kemitraan dan bina lingkungan) for the FYE
       on the 31 DEC 2008

2.     Approve the use of the net profit of the Company          Mgmt          For                            For
       for the FYE on the 31 DEC 2008

3.     Approve the determination of the Public Accountant        Mgmt          For                            For
       office to audit the Company financial report
       and the annual report on the partnership and
       community development program(program kemitraan
       dan bina lingkungan) for the FYE on 31 DEC
       2009

4.     Approve the remuneration of the Board of Directors,       Mgmt          For                            For
       honorarium of the Board of Commissioners and
       Tantieme for the Members of the Board of Directors
       and the Board of Commissioners of the Company

5.     Approve the delegation of the general meeting             Mgmt          For                            For
       of shareholders authorization to the Board
       of Commissioners to approve the increase of
       the issued and paid up capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 PT BANK NEGARA INDONESIA (PERSERO) TBK, JAKARTA                                             Agenda Number:  701956938
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74568166
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  ID1000096605
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 556286 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the annual report, ratification the               Mgmt          For                            For
       financial statement, the annual report of partnership
       and Environmental Education Program and acquit
       ET DE charge for the Board of Directors and
       the Commissioners report

2.     Approve the profit allocation                             Mgmt          For                            For

3.     Appoint the Public Accountant for 2009                    Mgmt          For                            For

4.     Ratify the effective application of State owned           Mgmt          For                            For
       Company Minister Regulation Number PER-05/MBU/2008
       in the Company dated 03 SEP 2008 with regards
       to standard operating procedure of procurement
       goods and services

5.     Approve the determination of Directors and Commissioners  Mgmt          For                            For
       salary and or honorarium

6.     Approve the change of the Board of Commissioners          Mgmt          For                            For
       structure




--------------------------------------------------------------------------------------------------------------------------
 PT BANK NIAGA TBK                                                                           Agenda Number:  701654647
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71193158
    Meeting Type:  EGM
    Meeting Date:  18-Jul-2008
          Ticker:
            ISIN:  ID1000098007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the merger plan with pt Bank Lippo TBK,           Mgmt          For                            For
       where the Company will be the surviving party,
       including: approval of the merger proposal,
       the merger deed concept, the amendment of the
       Company's Article of Association as the Surviving
       Company such as Article no 4 regarding capital,
       Article no 5 regarding shares and Article no
       23 regarding dissolution and liquidation and
       the amendment of the Company's Board of Directors
       and Commissioners as the surviving company
       and to determine their remuneration

2.     Approve the termination of the exercise period            Mgmt          For                            For
       of warrant series I of the Company due to the
       merger




--------------------------------------------------------------------------------------------------------------------------
 PT BANK PAN INDONESIA TBK                                                                   Agenda Number:  702015125
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7136J285
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  ID1000092703
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual report and financial       Mgmt          For                            For
       report of the Company, and give Acquit Et De
       Charge to Member Director and Commissioner
       for book year 2008

2.     Approve the profit allocation for book year               Mgmt          For                            For
       2008

3.     Approve to change Member Board of Director                Mgmt          For                            For

4.     Grant authority to the share holders to determine         Mgmt          For                            For
       honorarium for Member Commissioner

5.A    Grant authority to the Member Commissioner to             Mgmt          For                            For
       determine job for Member Director

5.B    Grant authority to the Member Commissioner to             Mgmt          For                            For
       determine salary and allowance for Director

6.     Grant authority to the Member Director to appoint         Mgmt          For                            For
       Public Accountant for book year 2009

7.     Approve to increase capital regarding of warrant          Mgmt          For                            For
       and revise Article Association paragraph 4
       verse 2




--------------------------------------------------------------------------------------------------------------------------
 PT BARITO PACIFIC TBK                                                                       Agenda Number:  701932875
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71198124
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  ID1000085707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors reports for book           Mgmt          For                            For
       year 2008 and ratify the financial report for
       book year 2008

2.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       of Independent Public Account to Audit Company's
       books for book year 2009 and approve to determine
       their honorarium

3.     Approve to change in the Board of Management              Mgmt          For                            For
       structure

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PT BERLIAN LAJU TANKER TBK                                                                  Agenda Number:  701656449
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123K170
    Meeting Type:  EGM
    Meeting Date:  29-Jul-2008
          Ticker:
            ISIN:  ID1000099906
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Association in accordance           Mgmt          For                            For
       to the addition of Company's business activities

2.     Adopt the new Articles of Association of the              Mgmt          For                            For
       Company in order to comply with the law of
       the Republic of Indonesia Number 40 of 2007
       concerning Limited Liability Company and Bapepam
       and LK Regulation No IX. J. 1 concerning guidelines
       for the Articles of Association of Companies
       conducting public offer of equity based securities
       and public companies




--------------------------------------------------------------------------------------------------------------------------
 PT BERLIAN LAJU TANKER TBK                                                                  Agenda Number:  701877067
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123K170
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  ID1000099906
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for book            Mgmt          For                            For
       year 2008 and ratify the financial report for
       book year 2008

2.     Approve to utilize the net Company's profit               Mgmt          For                            For
       for book year 2008

3.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       the Independent public Accountant to Audit
       the Company's books for the book year 2009
       and approve to determine their honorarium

4.     Approve to change the Board of Commissioners              Mgmt          For                            For

5.     Approve to determine duty, authority, salary              Mgmt          For                            For
       and others allowance for the Board of Directors
       and determine the salary and others allowance
       for the Board of Commissioners for book year
       2009




--------------------------------------------------------------------------------------------------------------------------
 PT BERLIAN LAJU TANKER TBK                                                                  Agenda Number:  701998001
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123K170
    Meeting Type:  EGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  ID1000099906
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the issuance new shares from portfolio            Mgmt          For                            For
       by way of a Limited Public Offering to the
       shareholders with the issuance of rights




--------------------------------------------------------------------------------------------------------------------------
 PT BK RAKYAT                                                                                Agenda Number:  701935857
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697U104
    Meeting Type:  AGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  ID1000096001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for book            Mgmt          For                            For
       year 2008 and ratify of financial report for
       book year 2008 and ratification on the partnership
       and community development program for book
       year 2008

2.     Approve to determine on utilization of Net Company's      Mgmt          For                            For
       profit for book year 2008

3.     Approve to determine on salary honorarium, tantiem        Mgmt          For                            For
       for the Board of Directors and the Board of
       Commissioners

4.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       of Independent Public Accountant to Audit Company's
       books for book year 2009 and the partnership
       and community development program for book
       year 2009

5.     Authorize the Board of Commissioners to increase          Mgmt          For                            For
       capital in line with Management Stock Option
       Program as determined in shareholders general
       meeting of the Company

6.     Approve to change in the Board of Commissioners           Mgmt          For                            For

7.     Approve and ratify on regulation of the ministry          Mgmt          For                            For
       of state owned enterprises No. per 05/mbu/2008
       on 03 SEP 2008 regarding the general guidelines
       supplying goods and services of the state owned
       enterprises

8.     Approve to increase Company placement in Bank             Mgmt          For                            For
       Syariah Bri

9.     Approve to implement on regulation of the ministry        Mgmt          For                            For
       of state owned enterprises No.s196/mbu/2009
       on 23 MAR 2009




--------------------------------------------------------------------------------------------------------------------------
 PT BUMI RESOURCES TBK                                                                       Agenda Number:  701952663
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7122M110
    Meeting Type:  MIX
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  ID1000068703
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve the annual report for the YE 2008                 Mgmt          For                            For

A.2    Ratify the financial statements for the YE 2008           Mgmt          For                            For

A.3    Approve to determine the utilization of net               Mgmt          For                            For
       Company's profit for book year 2008

A.4    Authorize the Board of Directors to appoint               Mgmt          For                            For
       Independent Public Accountant to Audit Company's
       books for book year 2009

E.1.1  Approve to pledge a part of or the entire assets          Mgmt          For                            For
       owned directly or undirectly by the Company
       to its creditors, either the Creditors or the
       Company or the Company's subsidiary, including
       but unlimited to pawn or pledge of a part of
       or the entire shares of subsidiary Company
       owned directly or indirectly by the Company

E.1.2  Approve to pledge a part of or the entire assets          Mgmt          For                            For
       owned directly or undirectly by the Company
       to its Creditors, either the Creditors or the
       Company or the Company's subsidiary, including
       but unlimited to fiducia on bank bills, insurance
       claim, inventory, and escrow account of the
       Company or subsidiary Company

E.1.3  Approve to pledge a part of or the entire assets          Mgmt          For                            For
       owned directly or undirectly by the Company
       to its Creditors, either the Creditors or the
       Company or the Company's subsidiary, including
       but unlimited to guarantee or pledge of other
       liquid and or fixed assets owned by the Company
       or subsidiary Company to obtain financing or
       credit from a 3rd party for the Company or
       subsidiary Company at present time or in the
       future

E.2    Approve to change and ratify the Commissioners            Mgmt          For                            For
       structure




--------------------------------------------------------------------------------------------------------------------------
 PT ENERGI MEGA PERSADA TBK                                                                  Agenda Number:  701955140
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71233103
    Meeting Type:  AGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  ID1000098304
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company's Director annual report              Mgmt          For                            For
       upon activities and management of the Company
       for year book ended on 31 DEC 2008 and ratify
       the Company's financial report [which consist
       of balance sheet and profit and loss calculation
       of the Company] for year book ended on 31 DEC
       2008 and to grant release and grant discharge
       [Acquit Et De Charge] to all members of the
       Board of Directors for the management as well
       as to all members of the Board of commissioners
       their supervisions during Company's year book
       ended 31 DEC 2008, to the extent that their
       actions are reflected in the Company's annual
       report and the Company's financial report

2.     Authorize the Company's Board of Directors to             Mgmt          For                            For
       appoint a Public Accountant Office to audit
       Company's books and financial reports ended
       on 31 DEC 2009 and other periods during year
       book 2009 if required and to determine the
       honorarium of the Public Accountant together
       with other conditions

3.     Approve the honorary dismissal of all members             Mgmt          For                            For
       of the Board of commissioners and Directors
       of the Company and grant a full release and
       discharge [Acquit Et De Charge] to them and
       appoint the new members of the Board of Commissioner
       and Directors of the Company with working period
       until the closing of the 5th meeting since
       this meeting, with not diminishing the meetings
       right to release them at any time

4.     Approve to determine the remuneration and benefit         Mgmt          For                            For
       for Members of Directors and Board of Commissioners
       of the Company and authorize the Company's
       Board of Commissioners to determine the remuneration
       and benefit for the commissioners and Directors
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 PT INDAH KIAT PULP & PAPER CORPORATION TBK                                                  Agenda Number:  701969822
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71278116
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  ID1000062201
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors,             Mgmt          For                            For
       the financial statement and Acquit Et De Charge
       for the Members of the Board of Directors and
       the Commissioners of the Company for the book
       year 2008

2.     Approve to determine the utilization of the               Mgmt          For                            For
       net Company profit for the book year 2008

3.     Appoint the Public Accountant Independent and             Mgmt          For                            For
       authorize to Director to determine honorarium
       for the book year 2009

4.     Approve to change the Members of the Board of             Mgmt          For                            For
       Directors and the Commissioners of the Company




--------------------------------------------------------------------------------------------------------------------------
 PT INDOFOOD SUKSES MAKMUR TBK                                                               Agenda Number:  701930326
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7128X128
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  ID1000057003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for book            Mgmt          For                            For
       year 2008

2.     Ratify the financial report for book year 2008            Mgmt          For                            For

3.     Approve to determine the utilization of net               Mgmt          For                            For
       Company's profit for book year 2008

4.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       the Independent Public Accountant to Audit
       Company's books for book year 2009 and approve
       to determine their honorarium

5.     Amend the Company Articles of Association related         Mgmt          For                            For
       to the Board term of office

6.     Approve the change in the Board of Management             Mgmt          For                            For
       structure




--------------------------------------------------------------------------------------------------------------------------
 PT INDOSAT TBK                                                                              Agenda Number:  701650966
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7130D110
    Meeting Type:  EGM
    Meeting Date:  14-Jul-2008
          Ticker:
            ISIN:  ID1000097405
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Association                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT INDOSAT TBK                                                                              Agenda Number:  701677570
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7130D110
    Meeting Type:  EGM
    Meeting Date:  25-Aug-2008
          Ticker:
            ISIN:  ID1000097405
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the changes of the composition of the             Mgmt          For                            For
       Board of Commissioners and/or Board of Directors
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 PT INDOSAT TBK                                                                              Agenda Number:  701966129
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7130D110
    Meeting Type:  MIX
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  ID1000097405
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve the Annual Report, Financial Statements,          Mgmt          For                            For
       and grant discharge to the Directors and the
       Commissioners

A.2    Approve the allocation of income                          Mgmt          For                            For

A.3    Approve the remuneration of Commissioners                 Mgmt          For                            For

A.4    Appoint the Auditors                                      Mgmt          For                            For

A.5    Elect the Directors and the Commissioners                 Mgmt          For                            For

E.1    Amend the Articles of Association Regarding:              Mgmt          For                            For
       Bapepam Rule No. IX.J.1




--------------------------------------------------------------------------------------------------------------------------
 PT INTERNATIONAL NICKEL INDONESIA INCO                                                      Agenda Number:  701873184
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y39128148
    Meeting Type:  AGM
    Meeting Date:  17-Apr-2009
          Ticker:
            ISIN:  ID1000109309
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report                     Mgmt          For                            For

2.     Approve the Board of Commissioners report                 Mgmt          For                            For

3.     Approve and ratify the Company financial report           Mgmt          For                            For
       for book year 2008

4.     Approve to utilize the net Company's profit               Mgmt          For                            For
       for book year 2008

5.     Appoint the Board of Commissioners                        Mgmt          For                            For

6.     Appoint the Board of Directors                            Mgmt          For                            For

7.     Approve the remuneration for the Board of Commissioners   Mgmt          For                            For

8.     Authorize the Board of Commissioners to determine         Mgmt          For                            For
       salary and other remuneration for the Board
       of Directors

9.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       the Independent Public Accountant to Audit
       Company's books for book year 2009 and approve
       to determine their honorarium

10.    Other matter                                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PT INTERNATIONAL NICKEL INDONESIA INCO                                                      Agenda Number:  701879720
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y39128148
    Meeting Type:  EGM
    Meeting Date:  17-Apr-2009
          Ticker:
            ISIN:  ID1000109309
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the general meeting of receiving of               Mgmt          For                            For
       short term credit facility revolving from Vale
       International SA up to USD 250,000,000.00 the
       transaction related material transaction

2.     Approve the independent shareholders of receiving         Mgmt          For                            For
       of short term credit facility revolving from
       Vale International SA up to USD 250,000,000.00
       as specified




--------------------------------------------------------------------------------------------------------------------------
 PT INTERNATIONAL NICKEL INDONESIA TBK                                                       Agenda Number:  701671984
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y39128148
    Meeting Type:  EGM
    Meeting Date:  13-Aug-2008
          Ticker:
            ISIN:  ID1000109309
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the amendments to the Company's Articles          Mgmt          For                            For
       of Association to conform to Law no.40/2007
       on Limited Liability Companies, the BAPEPAM
       LK'S Regulation no. IX J 1 on the principles
       of the Company's Article of Association for
       Public Listed Company and Corporate Governance
       Principles

2.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       , jointly or individually, with the rights
       of substitution, to conduct all necessary acts
       in connection with the amendment of the Articles
       of Association of the Company, to restate the
       resolutions of the meeting in a statement of
       the meeting resolution before the Notary, to
       authorize the Notary to request the ratification
       and approval and submit notification to the
       Ministry of Law and Human Rights of the Republic
       of Indonesia, and generally, to perform and
       any of all acts deemed necessary or appropriate
       to be done to achieve effectiveness on the
       amendment of the Articles of Association of
       the Company

3.     Appoint the Members to the Board of Directors             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT INTERNATIONAL NICKEL INDONESIA TBK                                                       Agenda Number:  701760591
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y39128148
    Meeting Type:  EGM
    Meeting Date:  05-Dec-2008
          Ticker:
            ISIN:  ID1000109309
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint the Members of the Director                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT INTERNATIONAL NICKEL INDONESIA TBK                                                       Agenda Number:  701803846
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y39128148
    Meeting Type:  EGM
    Meeting Date:  26-Feb-2009
          Ticker:
            ISIN:  ID1000109309
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint the Member of the Board of Commissioner           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT KALBE FARMA TBK                                                                          Agenda Number:  701679512
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71287190
    Meeting Type:  EGM
    Meeting Date:  17-Sep-2008
          Ticker:
            ISIN:  ID1000096803
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to buy back Company's shares                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT KALBE FARMA TBK                                                                          Agenda Number:  701894063
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71287190
    Meeting Type:  AGM
    Meeting Date:  14-May-2009
          Ticker:
            ISIN:  ID1000096803
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Directors for the               Mgmt          For                            For
       book year 2008

2.     Approve the financial statement and give acquit           Mgmt          For                            For
       ET DE charge for the Member Board of Directors
       and the Commissioners for book year 2008

3.     Approve the profit allocation of the Company              Mgmt          For                            For
       for book year 2008

4.     Approve the salary and honorarium for the Member          Mgmt          For                            For
       Board of Commissioners and the Directors

5.     Appoint the Public Accountant and authorize               Mgmt          For                            For
       the Director to determine honorarium

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PT LIPPO KARAWACI TBK                                                                       Agenda Number:  701760337
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7129W186
    Meeting Type:  EGM
    Meeting Date:  05-Dec-2008
          Ticker:
            ISIN:  ID1000108905
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend Article no 3 of the Company's Article               Mgmt          For                            For
       of Association in line with the expansion of
       the Company's business activity




--------------------------------------------------------------------------------------------------------------------------
 PT LIPPO KARAWACI TBK                                                                       Agenda Number:  701855934
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7129W186
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  ID1000108905
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for book            Mgmt          For                            For
       year 2008 and ratification of financial report
       for book year 2008 and acquit ET DE charge
       to the Board of Commissioner and the Board
       of Directors as reflected in annual report

2.     Approve to determine the profit and loss statement        Mgmt          For                            For
       for book year 2008

3.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       Independent Public Accountant to Audit Company's
       books for book year 2009 and approve to determine
       their honorarium

4.     Appoint the Board of Directors and the Board              Mgmt          For                            For
       of Commissioners and approve to determine their
       salary/ honorarium and or other allowances




--------------------------------------------------------------------------------------------------------------------------
 PT MATAHARI PUTRA PRIMA TBK                                                                 Agenda Number:  701853904
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71294139
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  ID1000057508
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Director's report regarding the               Mgmt          For                            For
       Company's activities for book year ended 31
       DEC 2008 and ratify the balance sheet and financial
       statement for book year 2008 and to release
       and grant discharge to the Directors and the
       Commissioners from their managerial and supervisory
       in year 2008

2.     Approve the plan of the Company's profit utility          Mgmt          For                            For
       in book year 2008

3.     Appoint the public accountant for book year               Mgmt          For                            For
       2009 and authorize the Directors to determine
       honorarium and other requirement of its appointment

4.     Appoint the Directors and the Commissioners               Mgmt          For                            For
       including Independent Commissioners and to
       determine salary/honorarium and or other benefit
       for the Board of Directors and the Commissioners




--------------------------------------------------------------------------------------------------------------------------
 PT MEDCO ENERGI INTERNASIONAL  TBK                                                          Agenda Number:  701656348
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7129J136
    Meeting Type:  EGM
    Meeting Date:  07-Aug-2008
          Ticker:
            ISIN:  ID1000053705
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company's Plan to divest the 48.72%           Mgmt          For                            For
       shares owned by the Company in PT Apexindo
       Pratama Duta TBK [Apexindo]




--------------------------------------------------------------------------------------------------------------------------
 PT MEDCO ENERGI INTERNASIONAL  TBK                                                          Agenda Number:  701668379
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7129J136
    Meeting Type:  EGM
    Meeting Date:  07-Aug-2008
          Ticker:
            ISIN:  ID1000053705
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 485007 DUE TO CHANGE IN MEETING DATE. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the adjustment of Article of Association          Mgmt          For                            For
       to comply with the Corporation Law No. 40 year
       2007




--------------------------------------------------------------------------------------------------------------------------
 PT MEDCO ENERGI INTERNASIONAL  TBK                                                          Agenda Number:  701962804
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7129J136
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  ID1000053705
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report 2008 and acquit et              Mgmt          For                            For
       de charge to the Board of Commissioner and
       Director

2.     Ratify the financial statement 2008                       Mgmt          For                            For

3.     Approve the profit allocation                             Mgmt          For                            For

4.     Appoint the public accountant and determine               Mgmt          For                            For
       honorarium

5.     Approve the Board of Director and Commissioner            Mgmt          For                            For
       salary and allowances




--------------------------------------------------------------------------------------------------------------------------
 PT PERUSAHAAN GAS NEGARA (PERSERO) TBK                                                      Agenda Number:  701773435
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7136Y118
    Meeting Type:  EGM
    Meeting Date:  22-Dec-2008
          Ticker:
            ISIN:  ID1000111602
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 520619 DUE TO RECEIPT OF ADDITONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to apply the stipulation of the Rule              Mgmt          For                            For
       of Ministry of State own no. 5 year 2008 regarding
       the principle on supplying good and services

2.     Ratify the amendment of the partnership and               Mgmt          For                            For
       Environment Development Program

3.     Approve to re-purchase the Company's shares               Mgmt          For                            For

4.     Ratify the accounting application on the tantiem          Mgmt          For                            For
       in year 2007

5.     Approve to determine the remuneration for the             Mgmt          For                            For
       Company's Board of Directors and the Commissioners

6.     Others                                                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PT PERUSAHAAN GAS NEGARA (PERSERO) TBK                                                      Agenda Number:  701995776
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7136Y118
    Meeting Type:  MIX
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  ID1000111602
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve the Directors annual report regarding             Mgmt          For                            For
       the Company's condition and activities in book
       year 2008; Report of the Commissioners supervision,
       and partnership and building environment program
       in book year 2008

A.2    Ratify the Company's financial report for book            Mgmt          For                            For
       year 2008; partnership and building Environment
       Program in book year 2008, and grant discharge
       to the Directors and Commissioners [volledig
       acquit decharge] from their Managerial and
       Supervision in book year 2008

A.3    Approve to determine the Company's Profit utilization     Mgmt          For                            For
       and determine dividend for book year 2008

A.4    Approve to determine Salary/Honorarium, benefit,          Mgmt          For                            For
       facility and tantiem for Board of Commissioners
       and Directors

A.5    Appoint the Public Accountant to audit the Company's      Mgmt          For                            For
       financial report in book year 2009

E.1    Amend the Company's Article of Association                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT PERUSAHAAN PERKEBUNAN LONDON SUMATRA INDONESIA TBK                                       Agenda Number:  701909787
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7134L134
    Meeting Type:  AGM
    Meeting Date:  05-May-2009
          Ticker:
            ISIN:  ID1000082407
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Director's annual report regarding            Mgmt          For                            For
       the Company's business activities for book
       YE 31 DEC 2008

2.     Approve and ratify the balance sheet and financial        Mgmt          For                            For
       statement for book YE 31 DEC 2008

3.     Approve the Company's profit utilization for              Mgmt          For                            For
       book YE 31 DEC 2008

4.     Approve the restructuring of the Company's Board          Mgmt          For                            For
       of Directors and Commissioners

5.     Amend the Company's Article of Association to             Mgmt          For                            For
       comply in rule of Bapepam and LK no. IX.J.I

6.     Appoint the Public Accountant to audit the Company's      Mgmt          For                            For
       financial report for book year 2009 and authorize
       the Directors to determine honorarium for Public
       Accountant




--------------------------------------------------------------------------------------------------------------------------
 PT PERUSAHAAN ROKOK TJAP GUDANG GARAM TBK                                                   Agenda Number:  701927329
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7121F165
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2009
          Ticker:
            ISIN:  ID1000068604
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Board of Director               Mgmt          For                            For
       for the Book years 2008

2.     Approve the annual report and financial statement         Mgmt          For                            For
       for the Book years 2008

3.     Approve the Dividend                                      Mgmt          For                            For

4.     Approve to change the Members Board of Company            Mgmt          For                            For

5.     Appoint the Public Accountant                             Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PT RAMAYANA LESTARI SENTOSA TBK                                                             Agenda Number:  701955176
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7134V157
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  ID1000099500
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report for book YE 31 DEC              Mgmt          For                            For
       2008

2.     Ratify the balance sheet and financial statement          Mgmt          For                            For
       for book YE 31 DEC 2008

3.     Approve to determine the Company's profit utilization     Mgmt          For                            For
       for book YE 31 DEC 2008

4.     Approve the restructuring of the Company's Board          Mgmt          For                            For
       of Director and the Commissioner

5.     Appoint the Public Accountant for book YE 31              Mgmt          For                            For
       DEC 2009




--------------------------------------------------------------------------------------------------------------------------
 PT SEMEN GRESIK (PERSERO) TBK                                                               Agenda Number:  701800458
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7142G168
    Meeting Type:  EGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  ID1000106800
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 526897 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to change the Company's Power Plant               Mgmt          For                            For
       Development Plan

2.     Approve to adjust the AGM of shareholders resolution      Mgmt          For                            For
       for the year 2006 and 2007 regarding posting
       of Tantiem and Partnership and Community Development
       Program

3.     Approve the implementation of the State Owned             Mgmt          For                            For
       Enterprises Ministry Regulation No. 05/MBU/2008
       dated 03 SEP 2008 regarding general guidelines
       of the procurement implementation of goods
       and services

4.     Ratify the Company's Shares Buyback Program               Mgmt          For                            For

5.     Receive the report on the results of feasibility          Mgmt          For                            For
       study on the Development Plan of new Cement
       Plan in West Sumatra




--------------------------------------------------------------------------------------------------------------------------
 PT SEMEN GRESIK (PERSERO) TBK                                                               Agenda Number:  702015113
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7142G168
    Meeting Type:  MIX
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  ID1000106800
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve the Board of Director's report regarding          Mgmt          For                            For
       the Company's performance during the year 2008,
       including the report of supervisory duty activities
       of the Board of Commissioners during the year
       2008 and approve the annual report for the
       partnership and community development program
       during the year 2008

A.2    Ratify the Company's annual financial statements          Mgmt          For                            For
       for the year 2008 and approve the annual report
       of PCDP for the year 2008 and thereby discharge
       the Board of direct and Commissioners from
       their managerial responsibility [volledig at
       de charge] for year 2008

A.3    Approve the appropriation of the Company's net            Mgmt          For                            For
       profit for the year 2008

A.4    Approve to determine the tantieme for the year            Mgmt          For                            For
       2008 and salary/honorarium for the year 2009
       and other allowances/facilities for both of
       the Board of Directors and Commissioners of
       the Company

A.5    Appoint the registered Public Accountant to               Mgmt          For                            For
       Audit Company's financial statement for the
       year 2009 and other periods in the year 2009
       and appoint of registered Public Accountant
       to Audit financial statement of PCDP for the
       year 2009

E.1    Approve the actions regarding the Plan to build           Mgmt          For                            For
       new plant in west sumatera

E.2    Amend the Company's Article of Association                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT TAMBANG BATUBARA BUKIT ASAM (PERSERO) TBK                                                Agenda Number:  701955114
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8520P101
    Meeting Type:  AGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  ID1000094006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for book            Mgmt          For                            For
       year 2008 and the partnership and community
       development program report for book year 2008

2.     Ratify the financial report for book year 2008            Mgmt          For                            For
       and the partnership and community development
       program report for book year 2008 and Acquit
       Et De charge to the Board of Commissioner and
       the Board of Directors as reflected in annual
       report

3.     Approve to determine the utilization of net               Mgmt          For                            For
       Company's profit including cash dividend distribution
       for book year 2008

4.     Approve to determine on Tantiem for the Board             Mgmt          For                            For
       of Directors and the Board of Commissioners
       for book year 2008 and salary/honorarium including
       facility and other allowance for book year
       2009

5.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       of Independent Public Accountant to audit Company's
       books for book year 2009 and the partnership
       and community development program for book
       year 2009

6.     Approve the buy back of Company shares                    Mgmt          For                            For

7.     Approve to implement on regulation of the ministry        Mgmt          For                            For
       of state owned enterprises No. Per 05/MBU/2008
       on 03 SEP 2008 regarding the general guidelines
       supplying goods and services of the state owned
       enterprises




--------------------------------------------------------------------------------------------------------------------------
 PT UNILEVER INDONESIA TBK                                                                   Agenda Number:  701907389
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9064H141
    Meeting Type:  AGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  ID1000095706
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Ratify the financial report for book year 2008            Mgmt          For                            For
       acquit et discharge to the Board of Commissioner
       and the Board of Directors as reflected in
       annual report and profit allocation

2.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       of Independent Public Accountant to audit Company's
       books for book year 2009 and approve to determine
       their honorarium

3.     Approve the change in the Board of Directors              Mgmt          For                            For
       and the Board of Commissioners, as well as
       determination on salary and allowances for
       the Board of Directors and the Board of Commissioners
       for book year 2009

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ACTUAL RECORD DATE, NON-NUMBERED AND NON-VOTABLE
       RESOLUTION AND ADDITION OF TEXT IN RESOLUTION
       1. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

       Other                                                     Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PT UNITED TRACTORS TBK                                                                      Agenda Number:  701663379
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7146Y140
    Meeting Type:  EGM
    Meeting Date:  19-Aug-2008
          Ticker:
            ISIN:  ID1000058407
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company plan for Limited Public               Mgmt          For                            For
       Offering III with rights issue

2.     Authorize the Board of Directors and Commissioners        Mgmt          For                            For
       to take necessary action for the Limited Public
       Offering III

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PT UTD TRACTORS TBK                                                                         Agenda Number:  701937370
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7146Y140
    Meeting Type:  AGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  ID1000058407
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the Board of Directors report          Mgmt          For                            For
       for book year 2008 and the financial report
       for book year 2008

2.     Approve to determine on the utilization of net            Mgmt          For                            For
       Company's profit for book year 2008

3.     Appoint the Board of management structure for             Mgmt          For                            For
       period 2009 up to 2011

4.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       the Independent Public Accountant to audit
       Company's books for book year 2009 and determine
       their honorarium




--------------------------------------------------------------------------------------------------------------------------
 PTT AROMATICS AND REFINING PUBLIC COMPANY LTD, BANGKOK                                      Agenda Number:  701820070
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71360112
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2009
          Ticker:
            ISIN:  TH0968010015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Acknowledge the report of PTTAR shareholders              Mgmt          For                            For
       meeting on 10 APR 2008

2.     Acknowledge the report of the Board of Directors          Mgmt          For                            For
       relating to the Company's business operations
       of the year 2008

3.     Approve the Company balance sheets, profit and            Mgmt          For                            For
       loss statements, and cash flow statements of
       the year 2008

4.     Approve the distribution of profit and the dividend       Mgmt          For                            For
       payment for the year 2008

5.     Elect the new Directors to replace those who              Mgmt          For                            For
       are due to retire by rotation and approve to
       fix their remunerations

6.     Appoint the Auditor and approve to fix the annual         Mgmt          For                            For
       fee

7.     Other issues [if any]                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 PTT CHEMICAL PUBLIC CO LTD                                                                  Agenda Number:  701818633
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7135Z116
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  TH0882010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the AGM of the shareholders held on               Mgmt          For                            For
       10 APR 2008

2.     Acknowledge the Company's operation for the               Mgmt          For                            For
       year 2008 and the recommendation for the Company's
       Business Plan

3.     Approve the Company's financial statements including      Mgmt          For                            For
       balance sheet and income statement  for the
       YE 31 DEC 2008

4.     Approve the appropriation of profit for the               Mgmt          For                            For
       year 2008 operating results and dividend payout

5.     Approve the Directors' remunerations                      Mgmt          For                            For

6.1    Elect Pol. Gen. Nopadol Somboonsub as a Director,         Mgmt          For                            For
       to replace those who are due to retire by rotation

6.2    Elect Mr. Veerasak Kositpaisal as a Director,             Mgmt          For                            For
       to replace those who are due to retire by rotation

6.3    Elect Mr. Panich Pongpirodom as a Director,               Mgmt          For                            For
       to replace those who are due to retire by rotation

6.4    Elect Mr. Areepong Bhoocha-Oom as a Director,             Mgmt          For                            For
       to replace those who are due to retire by rotation

6.5    Elect General Winai Phattiyakul as a Director,            Mgmt          For                            For
       to replace those who are due to retire by rotation

7.     Appoint the Auditor and approve to fix their              Mgmt          For                            For
       annual fee for 2009

8.     Approve the fund raising reserved for the future          Mgmt          For                            For
       growth of the Company for the total amount
       of not exceeding THB 30,000 million

9.     Other issues                                              Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PTT EXPLORATION AND PRODUCTION PUBLIC CO LTD, BANGKOK                                       Agenda Number:  701830906
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7145P165
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  TH0355A10Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 533480 DUE TO ADDITIONAL RESOLUTION ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Acknowledge the 2008 performance result and               Mgmt          For                            For
       2009 work plan of the Company

2.     Approve the 2008 financial statements                     Mgmt          For                            For

3.     Approve the dividend payment for 2008 performance         Mgmt          For                            For

4.     Appoint the Auditor and approve the Auditor's             Mgmt          For                            For
       fees for year 2009

5.1    Appoint Mr. Mr. Pala Sookawesh as a new Director          Mgmt          For                            For
       in replacement of those who are due to retire
       by rotation

5.2    Appoint Mr. Bhusana Premanode as a new Director           Mgmt          For                            For
       in replacement of those who are due to retire
       by rotation

5.3    Appoint Mr. Anon Sirisaengtaksin as a new Director        Mgmt          For                            For
       in replacement of those who are due to retire
       by rotation

5.4    Appoint Mrs. Sirinuj Bisonyabut as a new Director         Mgmt          For                            For
       in replacement of those who are due to retire
       by rotation

5.5    Appoint Mr. Mr. Rathakit Manathat as a new Director       Mgmt          For                            For
       in replacement of those who are due to retire
       by rotation

6.     Approve the Directors and the Sub-committees              Mgmt          For                            For
       remuneration

7.     Ratify the Company's Articles of Association              Mgmt          For                            For
       [AOA] Clause 9 registration

8.     Approve the debenture issuance up to the total            Mgmt          For                            For
       amount of THB 50,000 million

9.     Other matters [if any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 PTT PUBLIC COMPANY LIMITED                                                                  Agenda Number:  701821577
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883U113
    Meeting Type:  AGM
    Meeting Date:  10-Apr-2009
          Ticker:
            ISIN:  TH0646010015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the 2008 AGM minutes on 11             Mgmt          For                            For
       APR 2008

2.     Approve 2008 performance statement and 2008               Mgmt          For                            For
       financial statement, end up on 31 DEC 2008

3.     Approve 2008 Net Profit Allocation Plan and               Mgmt          For                            For
       Dividend Policy

4.     Appoint an Auditor and approve to consider 2009           Mgmt          For                            For
       Auditor Fees

5.     Approve to consider 2009 Board of Directors'              Mgmt          For                            For
       remuneration

6.1    Elect Mr. Norkun Sitthiphong as a Director                Mgmt          For                            For

6.2    Elect Mr. Prasert Bunsumpun as a Director                 Mgmt          For                            For

6.3    Elect Mr. Watcharakiti Watcharothai as a Director         Mgmt          For                            For

6.4    Elect Mr. Suraphol Nitikraipot as a Director              Mgmt          For                            For

6.5    Elect Mr. Surachai Phuprasert as a Director               Mgmt          For                            For

7.     Approve the rectification of PTT's Article of             Mgmt          For                            For
       Association

8.     Approve 5 years External Fund Raising Plan [during        Mgmt          For                            For
       2009-2013]

9.     Receive the report PTT's related Supreme Administrative   Mgmt          For                            For
       Court's decisions compliances

10.    Other matters [if any]                                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 PUBLIC BANK BHD                                                                             Agenda Number:  701805941
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71497104
    Meeting Type:  AGM
    Meeting Date:  25-Feb-2009
          Ticker:
            ISIN:  MYL1295OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008 and the reports of the
       Directors and the Auditors thereon

2.     Approve the payment of a final cash dividend              Mgmt          For                            For
       of 25% less 25% income tax [Final Cash Dividend]
       and the distribution of a share dividend on
       the basis of 1 PBB treasury share listed and
       quoted as Local on the Main Board of Bursa
       Malaysia Securities Berhad for every 35 ordinary
       shares of MYE 1.00 each held in PBB, fractions
       of treasury shares to be disregarded [Share
       Dividend], in respect of the FYE 31 DEC 2008
       as recommended by the Directors

3.     Re-elect Tan Sri Dato' Sri Tay Ah Lek as a Director,      Mgmt          For                            For
       who retires by rotation pursuant to Article
       111 of the Company's Articles of Association

4.     Re-elect Dato' Haji Abdul Aziz Bin Omar as a              Mgmt          For                            For
       Director, who retires by rotation pursuant
       to Article 111 of the Company's Articles of
       Association

5.     Re-elect Mr. Quah Poh Keat, who retires pursuant          Mgmt          For                            For
       to Article 109 of the Company's Articles of
       Association

6.     Re-appoint Tan Sri Dato' Sri Dr. Teh Hong Piow            Mgmt          For                            For
       as a Director of the Company, who retires pursuant
       to Section 129 of the Companies Act 1965 to
       hold office until the next AGM

7.     Re-appoint Mr. Tan Sri Dato' Thong Yaw Hong               Mgmt          For                            For
       as a Director of the Company, who retires pursuant
       to Section 129 of the Companies Act 1965 to
       hold office until the next AGM

8.     Re-appoint Dato' Dr. Haji Mohamed Ishak Bin               Mgmt          For                            For
       Haji Mohamed Ariff as a Director of the Company,
       who retires pursuant to Section 129 of the
       Companies Act 1965 to hold office until the
       next AGM

9.     Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 1,142,083.00 for the FYE 31 DEC 2008

10.    Re-appoint Messrs. KPMG as the Auditors of the            Mgmt          For                            For
       Company for the FYE 31 DEC 2009 and authorize
       the Directors to fix the Auditors' remuneration

11.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act 1965, to issue shares
       in the Company at any time and upon such terms
       and conditions and for such purposes as the
       Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued and paid-up share capital of
       the Company for the time being, subject always
       to the approvals of the relevant regulatory
       authorities; [Authority expires at the conclusion
       of the next AGM]

12.    Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965, the Memorandum and Articles of Association
       of the Company and the requirements of Bank
       Negara Malaysia, Bursa Malaysia Securities
       Berhad [Bursa Securities] and any other relevant
       authorities, to purchase such number of ordinary
       shares of MYR 1.00 each in PBB as may be determined
       by the Directors from time to time through
       Bursa Securities upon such terms and conditions
       as the Directors may deem fit in the interest
       of the Company provided that the aggregate
       number of shares purchased pursuant to this
       resolution does not exceed 10% of the total
       issued and paid-up share capital of the Company;
       and approve to allot the amount not exceeding
       PBB's total audited retained profits and share
       premium account at the time of purchase by
       PBB for the Proposed Share Buy-Back, based
       on the latest audited financial statements
       of PBB as at 31 DEC 2008, the retained profits
       and the share premium account of PBB amounted
       to approximately MYR 1,133,277,000 [after deducting
       the Financial Cash Dividend of MYR 629,180,000]
       and the share MYR 1,439,601,000 [after deducting
       the Share Dividend]; [Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or an ordinary resolution passed
       by the shareholders of the Company in a general
       meeting]; and authorize the Directors to act
       and to take all steps and do all things as
       they may deem necessary or expedient in order
       to implement, finalize and give full effect
       to the Proposed Share Buy-Back and to decide
       in their absolute discretion to either retain
       the ordinary shares of MYR 1.00 each in PBB
       purchased by PBB pursuant to the Proposed Share
       Buy-Back as treasury shares to be either distributed
       as share dividends or resold on Bursa Securities
       or subsequently cancelled, or to cancel the
       shares so purchased, or a combination of both




--------------------------------------------------------------------------------------------------------------------------
 PUNJ LLOYD LTD, GURGAON                                                                     Agenda Number:  701660880
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71549110
    Meeting Type:  OTH
    Meeting Date:  23-Jul-2008
          Ticker:
            ISIN:  INE701B01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Approve, pursuant to Section 17 and Section               Mgmt          For                            For
       192A of the Companies Act, 1956 read with the
       Companies [passing of the Resolution by Postal
       Ballot] Rules, 2001 and all other applicable
       provisions, if any, of the Companies Act, 1956
       [hereinafter referred to as the Act], including
       any statutory modification or re-enactment
       thereof for the time being in force and subject
       to the necessary approvals required, if any,
       in this regard from appropriate authorities
       and subject to such further terms, conditions,
       amendments or modifications as may be required
       or suggested by any of such appropriate authorities;
       the other objects Clause i.e Part III C of
       the Memorandum of Association of the Company
       be altered by insertion of the specified Sub-clause
       44 after the existing Sub-clause 43 as specified;
       authorize the Company, pursuant to the provisions
       Section 149(2A) and all other applicable provisions,
       if any, of the Companies Act, 1956, to commence
       and carry on all or any of the new business
       and activities as included in the Clause 44
       of other Objects Clause of the Memorandum of
       Association of the Company as amended above,
       at such time as the Board may deem fit; authorize
       the Board of Directors of the Company [which
       expression shall include any Committee of Directors]
       or any officer, for the purpose of giving effect
       to the above resolution, to do all such acts,
       deeds, matters and things as it may, in its
       absolute discretion deem necessary or desirable




--------------------------------------------------------------------------------------------------------------------------
 PUNJ LLOYD LTD, GURGAON                                                                     Agenda Number:  701662264
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71549110
    Meeting Type:  AGM
    Meeting Date:  28-Jul-2008
          Ticker:
            ISIN:  INE701B01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt and the audited balance sheet           Mgmt          For                            For
       as at 31 MAR 2008, the profit and loss account
       for the FYE as on that date along with the
       Auditors and the Directors report thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Dr. Naresh Kumar Trehan as a Director,         Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Luv Chhabra as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Re-appoint M/s. S.R. Batliboi & Co., Chartered            Mgmt          For                            For
       Accountants as the Auditors of the Company,
       to hold office until the conclusion of the
       next AGM at a remuneration to be fixed by the
       Board of Directors

6.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies ACt, 1956 Mr. Niten Malhan
       as a Director of the Company, whose period
       of office shall be liable to determination
       by retirement of Directors by rotation

7.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 of the Companies ACt, 1956 Mr. Mehar Karan
       Singh as a Director of the Company, whose period
       of office shall be liable to determination
       by retirement of Directors by rotation

S.8    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       198, 269, 309 and other applicable provisions,
       if any, of the Companies Act 1956, read with
       Schedule XIII and Section 314 as amended up
       to date, and subject to approval Reserve Bank
       of India, Central Government and such other
       approval(s) as may be required, if any, the
       Company approves the re-appointment of Mr.
       Atul Punj as an Executive Chairman of the Company
       with effect from 01 JUL 2008 for a period of
       5 years, not liable to retire by rotation;
       and that Mr. Mr. Atul Punj shall receive remuneration
       on the specified terms and conditions; and
       authorize the Board of Directors of the Company
       for the purpose of giving effect to the above
       resolution [which expression shall include
       any Committee of Directors] or any officer,
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion deem
       necessary or desirable




--------------------------------------------------------------------------------------------------------------------------
 PUNJ LLOYD LTD, GURGAON                                                                     Agenda Number:  701793920
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71549110
    Meeting Type:  OTH
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  INE701B01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR THIS RESOLUTION.
       THANK YOU.

1.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 293(1)(d)
       of the Companies Act, 1956 and Articles of
       Association of the Company, to borrow any sum
       or sums of money from time to time, for the
       purpose of business of the Company on such
       terms and conditions and with or without security
       as the Board of Directors may in its absolute
       discretion thinks fit, notwithstanding that
       the money or monies to be borrowed together
       with the monies already borrowed by the Company
       [apart from the temporary loans obtained from
       Company's Bankers in the ordinary course of
       Business] may exceed the aggregate paid up
       share capital of the Company and its free reserves
       [i.e. reserves not set apart for any specific
       purpose], provided, that the total borrowings
       outstanding at any one time including the monies
       already borrowed shall not exceed a sum of
       INR 5000,00,00,000




--------------------------------------------------------------------------------------------------------------------------
 PUNJ LLOYD LTD, GURGAON                                                                     Agenda Number:  701813049
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71549110
    Meeting Type:  CRT
    Meeting Date:  28-Feb-2009
          Ticker:
            ISIN:  INE701B01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification, the arrangement    Mgmt          For                            For
       embodied in the Scheme of Arrangement between
       Punj Lloyd Limited, the applicant Company and
       M/s PL Engineering Private Limited, the transferee
       Company and their respective shareholders and
       creditors




--------------------------------------------------------------------------------------------------------------------------
 PUNJAB NATIONAL BANK                                                                        Agenda Number:  701665880
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7162Z104
    Meeting Type:  AGM
    Meeting Date:  04-Aug-2008
          Ticker:
            ISIN:  INE160A01014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       of the Bank as at 31 MAR 2008, profit and loss
       account of the Bank for the YE 31 MAR 2008,
       the report of the Board of Directors on the
       working and activities of the Bank for the
       period covered by the accounts and the Auditors'
       report on the balance sheet and the accounts

2.     Declare a annual dividend on equity shares for            Mgmt          For                            For
       the FY 2007-08




--------------------------------------------------------------------------------------------------------------------------
 PUNJAB NATIONAL BANK                                                                        Agenda Number:  701787802
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7162Z104
    Meeting Type:  EGM
    Meeting Date:  26-Dec-2008
          Ticker:
            ISIN:  INE160A01014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 513189 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ALTHOUGH THERE ARE 13 CANDIDATES         Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE ARE ONLY
       3 VACANCIES AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 3 OF THE 13 DIRECTORS.
       THANK YOU.

1.1    Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          For                            For
       read with the Scheme and the Regulations made
       there under and RBI notification, Dr. Bhupendra
       Chandra Jain as the Director of the Bank to
       assume office from the date following the date
       of this meeting and hold office until the completion
       of a period of 3 years from the date of such
       assumption

1.2    Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          For                            For
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri. Tribhuwan
       Nath Chaturvedi as the Director of the Bank
       to assume office from the date following the
       date of this meeting and hold office until
       the completion of a period of 3 years from
       the date of such assumption

1.3    Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          For                            For
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri. G.
       R. Sundaravadivel as the Director of the Bank
       to assume office from the date following the
       date of this meeting and hold office until
       the completion of a period of 3 years from
       the date of such assumption

1.4    Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri. Sandeep
       Jain as the Director of the Bank to assume
       office from the date following the date of
       this meeting and hold office until the completion
       of a period of 3 years from the date of such
       assumption

1.5    Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri. Suresh
       Kumar Goyal as the Director of the Bank to
       assume office from the date following the date
       of this meeting and hold office until the completion
       of a period of 3 years from the date of such
       assumption

1.6    Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri. Satya
       Prakash Mangal as the Director of the Bank
       to assume office from the date following the
       date of this meeting and hold office until
       the completion of a period of 3 years from
       the date of such assumption

1.7    Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Dr. Harsh
       Mahajan as the Director of the Bank to assume
       office from the date following the date of
       this meeting and hold office until the completion
       of a period of 3 years from the date of such
       assumption

1.8    Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Smt. Manju
       Agarwal as the Director of the Bank to assume
       office from the date following the date of
       this meeting and hold office until the completion
       of a period of 3 years from the date of such
       assumption

1.9    Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri Prakash
       Agarwal as the Director of the Bank to assume
       office from the date following the date of
       this meeting and hold office until the completion
       of a period of 3 years from the date of such
       assumption

1.10   Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri. Devinder
       Kumar Singla as the Director of the Bank to
       assume office from the date following the date
       of this meeting and hold office until the completion
       of a period of 3 years from the date of such
       assumption

1.11   Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri. Mohinder
       Kumar Chopra as the Director of the Bank to
       assume office from the date following the date
       of this meeting and hold office until the completion
       of a period of 3 years from the date of such
       assumption

1.12   Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri. Umesh
       Nath Kapur as the Director of the Bank to assume
       office from the date following the date of
       this meeting and hold office until the completion
       of a period of 3 years from the date of such
       assumption

1.13   Elect, pursuant to Section 9(3) (i) of the Act            Mgmt          No vote
       read with the Scheme and the Regulations made
       there under and RBI notification, Shri. Mahesh
       Prasad Mehrotra as the Director of the Bank
       to assume office from the date following the
       date of this meeting and hold office until
       the completion of a period of 3 years from
       the date of such assumption




--------------------------------------------------------------------------------------------------------------------------
 QINGLING MOTORS CO LTD                                                                      Agenda Number:  701645686
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71713104
    Meeting Type:  EGM
    Meeting Date:  05-Aug-2008
          Ticker:
            ISIN:  CNE1000003Y4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY 2008 entered into between Chongqing
       Qingling Aluminium Casting Company Limited,
       ['CQACL'] and the Company in relation to the
       supply of certain automobile parts by CQACL
       to the Company [the 'New CQACL Agreement',
       as specified and the transactions contemplated
       thereunder, and approve the relevant annual
       caps for each of the 3 years ending 31 DEC
       2010 and the period from 01 JAN 2011 to the
       expiry date of the agreement contemplated under
       the New CQACL Agreement, and authorize the
       directors of the Company [the 'Directors']
       on behalf of the Company to sign, seal, execute,
       all such other documents and agreements and
       to do all such acts and things as they may
       in their discretion consider necessary or desirable
       or expedient to implement and/or to give effect
       to the New CQACL Agreement and the annual caps
       and the transactions thereby contemplated

2.     Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY 2008 entered into between Qingling
       Motors (Group) Company Limited ['Qingling Group']
       and the Company in relation to the supply of
       certain automobile parts by Qingling Group
       to the Company [the 'New Qingling Group Agreement',
       as specified and the transactions contemplated
       thereunder; approve the relevant annual caps
       for each of the 3 years ending 31 DEC 2010
       and the period from 01 JAN 2011 to the expiry
       date of the agreement contemplated under the
       New Qingling Group agreement; and authorize
       the Directors on behalf of the Company to sign,
       seal, execute, all such other documents and
       agreements and to do all such acts and things
       as they may in their discretion consider necessary
       or desirable or expedient to implement and/or
       to give effect to the New Qingling Group Agreement
       and the annual caps and the transactions thereby
       contemplated

3.     Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY, 2008 entered into between Chongqing
       Qingling Casting Company Limited ['CQCC'] and
       the Company in relation to the supply of certain
       automobile parts by CQCC to the Company [the
       'New CQCC Agreement', as specified and the
       transactions contemplated thereunder; approve
       the relevant annual caps for each of the 3
       years ending 31 DEC 2010 and the period from
       01 JAN 2011 to the expiry date of the agreement
       contemplated under the New CQCC agreement,
       and authorize the Directors on behalf of the
       Company to sign, seal, execute, all such other
       documents and agreements and to do all such
       acts and things as they may in their discretion
       consider necessary or desirable or expedient
       to implement and/or to give effect to the New
       CQCC Agreement and the annual caps and the
       transactions thereby contemplated

4.     Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY, 2008 entered into between Chongqing
       Qingling Forging Company Limited, ['CQFC']
       and the Company in relation to the supply of
       certain automobile parts by CQFC to the Company
       [the 'New CQFC Agreement', as specified and
       the transactions contemplated thereunder; approve
       the relevant annual caps for each of the 3
       years ending 31 DEC 2010 and the period from
       01 JAN 2011 to the expiry date of the agreement
       contemplated under the New CQFC Agreement;
       and authorize the Directors on behalf of the
       Company to sign, seal, execute, all such other
       documents and agreements and to do all such
       acts and things as they may in their discretion
       consider necessary or desirable or expedient
       to implement and/or to give effect to the New
       CQFC Agreement and the annual caps and the
       transactions thereby contemplated

5.     Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY, 2008 entered into between Chongqing
       Qingling Axle Co. Ltd ['CQAC'] and the Company
       in relation to the supply of certain automobile
       parts by CQAC to the Company [the 'New CQAC
       Agreement', as specified and the transactions
       contemplated thereunder; approve the relevant
       annual caps for each of the 3 years ending
       31 DEC 2010 and the period from 01 JAN 2011
       to the expiry date of the agreement contemplated
       under the New CQAC agreement; and authorize
       the Directors on behalf of the Company to sign,
       seal, execute, all such other documents and
       agreements and to do all such acts and things
       as they may in their discretion consider necessary
       or desirable or expedient to implement and/or
       to give effect to the New CQAC Agreement and
       the annual caps and the transactions thereby
       contemplated

6.     Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY, 2008 entered into between Chongqing
       Qingling NHK Seat Co. Ltd ['CQNHK'] and the
       Company in relation to the supply of certain
       automobile parts by CQNHK to the Company [the
       'New CQNHK Agreement', as specified and the
       transactions contemplated thereunder; approve
       the relevant annual caps for each of the 3
       years ending 31 DEC 2010 and the period from
       1 JAN 2011 to the expiry date of the agreement
       contemplated under the New CQNHK Agreement;
       and authorize the Directors on behalf of the
       Company to sign, seal, execute, all such other
       documents and agreements and to do all such
       acts and things as they may in their discretion
       consider necessary or desirable or expedient
       to implement and/or to give effect to the New
       CQNHK Agreement and the annual caps and the
       transactions thereby contemplated

7.     Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY, 2008 entered into between Chongqing
       Qingling Plastic Co. Ltd., ['CQPC'] and the
       Company in relation to the supply of certain
       automobile parts by CQPC to the Company [the
       'New CQPC Agreement', as specified and the
       transactions contemplated thereunder; approve
       the relevant annual caps for each of the 3
       years ending 31 DEC 2010 and the period from
       01 JAN 2011 to the expiry date of the agreement
       contemplated under the New CQPC Agreement'
       and authorize the Directors on behalf of the
       Company to sign, seal, execute, all such other
       documents and agreements and to do all such
       acts and things as they may in their discretion
       consider necessary or desirable or expedient
       to implement and/or to give effect to the New
       CQPC Agreement and the annual caps and the
       transactions thereby contemplated

8.     Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY 2008 entered into between Chongqing
       Qingling Moulds Company Limited [Qingling Moulds]
       and the Company in relation to the provision
       of moulds and related products and maintenance
       and processing services by Qingling Moulds
       to the Company and the provision of raw materials
       and processing services by the Company to Qingling
       Moulds [the New Qingling Moulds Supply Agreement,
       as specified and the transactions contemplated
       thereunder and the relevant annual caps for
       each of the 3 years ending 31 DEC 2010 and
       the period from 01 JAN 2011 to the expiry date
       of the agreement contemplated under the New
       Qingling Moulds Supply Agreement and authorize
       the Directors on behalf of the Company to sign,
       seal, execute, all such other documents and
       agreements and to do all such acts and things
       as they may in their discretion consider necessary
       or desirable or expedient to implement and/or
       to give effect to the New Qingling Moulds Supply
       Agreement and the annual caps and the transactions
       thereby contemplated

9.     Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY 2008 entered into between Isuzu
       Motors Limited [Isuzu] and Qingling Moulds
       in relation to the supply of moulds and related
       products by Qingling Moulds to Isuzu [the New
       Isuzu Moulds Supply Agreement, as specified
       the transactions contemplated thereunder; approve
       the relevant annual caps for each of the 3
       years ending 31 DEC 2010 and the period from
       01 JAN 2011 to the expiry date of the agreement
       contemplated under the New Isuzu Moulds Supply
       Agreement and the authorize the Directors on
       behalf of the Company to sign, seal, execute,
       all such other documents and agreements and
       to do all such acts and things as they may
       in their discretion consider necessary or desirable
       or expedient to implement and/or to give effect
       to the New Isuzu Moulds Supply Agreement and
       the annual caps and the transactions thereby
       contemplated

10.    Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 May, 2008 entered into between Isuzu
       Motors Limited [Isuzu] and the Company in relation
       to the provision of automobile parts and components
       by Isuzu to the Company [the New Isuzu Supply
       Agreement, as specified and the transactions
       contemplated thereunder; approve the relevant
       annual caps for each of the 3 years ending
       31 DEC 2010 and the period from 01 JAN 2011
       to the expiry date of the agreement contemplated
       under the New Isuzu Supply Agreement; and authorize
       the Directors on behalf of the Company to sign,
       seal, execute, all such other documents and
       agreements and to do all such acts and things
       as they may in their discretion consider necessary
       or desirable or expedient to implement and/or
       to give effect to the New Isuzu Supply Agreement
       and the annual caps and the transactions thereby
       contemplated

11.    Approve and ratify the Conditional Agreement              Mgmt          For                            For
       dated 23 MAY 2008 entered into between Isuzu
       and the Company in relation to the provision
       of automobile parts and components by the Company
       to Isuzu [the New Company Supply Agreement,
       as specified the transactions contemplated
       thereunder approve the relevant annual caps
       for each of the 3 years ending 31 DEC 2010
       and the period from 01 JAN 2011 to the expiry
       date of the agreement contemplated under the
       New Company Supply Agreement and authorize
       the Directors on behalf of the Company to sign,
       seal, execute, all such other documents and
       agreements and to do all such acts and things
       as they may in their discretion consider necessary
       or desirable or expedient to implement and/or
       to give effect to the New Company Supply Agreement
       and the annual caps and the transactions thereby
       contemplated

12.    Approve and ratify the 140TF/UC Automobile Technology     Mgmt          For                            For
       Transfer Agreement dated 11 NOV 1996 entered
       into between Isuzu and the Company relating
       to the transfer of Technology and provision
       of technical know-how in relation to 140TF/UC
       Series light vehicle by Isuzu to the Company
       [the 140TF/UC Automobile Technology Transfer
       Agreement, as specified and the transactions
       contemplated thereunder; approve the renewal
       of the 140TF/UC Automobile Technology Transfer
       Agreement for three years from 24 JUN 2008
       up to and including 23 JUN 2011; and the relevant
       annual caps for each of the 3 years ending
       31 DEC 2010 and the period from 01 JAN 2011
       to 23 JUN 2011 contemplated under the 140TF/UC
       Automobile Technology Transfer Agreement; and
       authorize the Directors on behalf of the Company
       to sign, seal, execute, all such other documents
       and agreements and to do all such acts and
       things as they may in their discretion consider
       necessary or desirable or expedient to implement
       and/or to give effect to the 140TF/UC Automobile
       Technology Transfer Agreement and the annual
       caps and the transactions thereby contemplated

13.    Approve and ratify the F Chassis Technology               Mgmt          For                            For
       Transfer Agreement dated 20 FEB 2000 entered
       into between Isuzu and the Company relating
       to the transfer of Technology and provision
       of technical know-how in relation to the components
       of the F Series chassis model by Isuzu to the
       Company [the F Chassis Technology Transfer
       Agreement, as specified and the transactions
       contemplated thereunder; and approve the relevant
       annual caps for each of the 3 years ending
       31 DEC 2010 and the period from 1 JAN 2011
       to 23 JUN 2011 contemplated under the F Chassis
       Technology Transfer Agreement; and authorize
       the Directors on behalf of the Company to sign,
       seal, execute, all such other documents and
       agreements and to do all such acts and things
       as they may in their discretion consider necessary
       or desirable or expedient to implement and/or
       to give effect to the F Chassis Technology
       Transfer Agreement and the annual caps and
       the transactions thereby contemplated

14.    Approve and ratify the 100P Series Technology             Mgmt          For                            For
       Transfer Agreement dated 17 AUG 1993 entered
       into between Isuzu and the Company relating
       to the transfer of Technology and provision
       of technical know-how for the production of
       100P-N series light vehicles and related parts
       and components by Isuzu to the Company [the
       100P Series Technology Transfer Agreement,
       as specified and the transactions contemplated
       thereunder and approve the renewal of the 100P
       Series Technology Transfer Agreement for 3
       years from 24 JUN 2008 up to and including
       23 JUN 2011; and the relevant annual caps for
       each of the three years ending 31 DEC 2010
       and the period from 01 JAN 2011 to 23 JUN 2011
       contemplated under the 100P Series Technology
       Transfer Agreement; and authorize the Directors
       on behalf of the Company to sign, seal, execute,
       all such other documents and agreements and
       to do all such acts and things as they may
       in their discretion consider necessary or desirable
       or expedient to implement and/or to give effect
       to the 100P Series Technology Transfer Agreement
       and the annual caps and the transactions thereby
       contemplated

15.    Approve and ratify the 700P3X Series Technology           Mgmt          For                            For
       Transfer Agreement dated 23 MAY 2008 entered
       into between Isuzu and the Company relating
       to the transfer of technology and provision
       of technical know-how for the production of
       700P3X series vehicles and related parts and
       components by Isuzu to the Company [the 700P3X
       Series Technology Transfer Agreement, as specified
       and the transactions contemplated thereunder
       and approve the relevant annual caps for each
       of the 3 years ending 31 DEC 2010 and the period
       from 01 JAN 2011 to 22 MAY 2011 contemplated
       under the 700P3X Series Technology Transfer
       Agreement and authorize the Directors on behalf
       of the Company to sign, seal, execute, all
       such other documents and agreements and to
       do all such acts and things as they may in
       their discretion consider necessary or desirable
       or expedient to implement and/or to give effect
       to the 700P3X Series Technology Transfer Agreement
       and the annual caps and the transactions thereby
       contemplated




--------------------------------------------------------------------------------------------------------------------------
 QINGLING MOTORS CO LTD                                                                      Agenda Number:  701687747
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71713104
    Meeting Type:  EGM
    Meeting Date:  15-Oct-2008
          Ticker:
            ISIN:  CNE1000003Y4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the conditional agreement              Mgmt          For                            For
       dated 05 AUG 2008, entered into between Qingling
       Group and the Company relating to the supply
       of automobile chassis and related components
       by the Company to Qingling Group [the 'Chassis
       Supply Agreement', a copy of which marked 'A'
       has been produced to the meeting and signed
       by the Chairman of the meeting for the purpose
       of identification] and the transactions contemplated
       thereunder; and the relevant annual caps for
       each of the 3 YE 31 DEC 2010 and the period
       from 01 JAN 2011 to 04 AUG 2011; and authorize
       the Directors of the Company [the Directors]
       on behalf of the Company to sign, seal, execute,
       all such other documents and agreements and
       to do all such Acts and things as they may
       in their discretion consider necessary or desirable
       or expedient to implement and/or to give effect
       to the Chassis Supply Agreement, the annual
       caps and the transactions thereby contemplated




--------------------------------------------------------------------------------------------------------------------------
 QINGLING MTRS LTD                                                                           Agenda Number:  701934095
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71713104
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  CNE1000003Y4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company [the Board of Directors] for
       the year of 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the year of 2008

3.     Approve the audited financial statements and              Mgmt          For                            For
       the Independent Auditor's report of the Company
       for the year of 2008

4.     Approve the proposal for appropriation of profit          Mgmt          For                            For
       of the Company for the year of 2008

5.A    Elect Mr. WU Yun as a Director of the Company             Mgmt          For                            For
       for the next term of office commencing on the
       date of the AGM and expiring on the date of
       the AGM for the year of 2012

5.B    Elect Mr. GAO Jianmin as a Director of the Company        Mgmt          For                            For
       for the next term of office commencing on the
       date of the AGM and expiring on the date of
       the AGM for the year of 2012

5.C    Elect Mr. Makoto TANAKA as a Director of the              Mgmt          For                            For
       Company for the next term of office commencing
       on the date of the AGM and expiring on the
       date of the AGM for the year of 2012

5.D    Elect Mr. Masanori KATAYAMA as a Director of              Mgmt          For                            For
       the Company for the next term of office commencing
       on the date of the AGM and expiring on the
       date of the AGM for the year of 2012

5.E    Elect Mr. LIU Guangming as a Director of the              Mgmt          For                            For
       Company for the next term of office commencing
       on the date of the AGM and expiring on the
       date of the AGM for the year of 2012

5.F    Elect Mr. PAN Yong as a Director of the Company           Mgmt          For                            For
       for the next term of office commencing on the
       date of the AGM and expiring on the date of
       the AGM for the year of 2012

5.G    Elect Mr. YUE Huaqiang as a Director of the               Mgmt          For                            For
       Company for the next term of office commencing
       on the date of the AGM and expiring on the
       date of the AGM for the year of 2012

5.H    Elect Mr. LONG Tao as a Director of the Company           Mgmt          For                            For
       for the next term of office commencing on the
       date of the AGM and expiring on the date of
       the AGM for the year of 2012

5.I    Elect Mr. SONG Xiaojiang as a Director of the             Mgmt          For                            For
       Company for the next term of office commencing
       on the date of the AGM and expiring on the
       date of the AGM for the year of 2012

5.J    Elect Mr. XU Bingjin as a Director of the Company         Mgmt          For                            For
       for the next term of office commencing on the
       date of the AGM and expiring on the date of
       the AGM for the year of 2012

6.     Authorize the Board of Directors to determine             Mgmt          For                            For
       the remuneration of the Directors

7.     Authorize the Board of Directors to enter into            Mgmt          For                            For
       service contracts and appointment letters with
       each of the newly elected executive Directors
       and Independent Non-Executive Directors respectively
       pursuant to such terms and conditions as the
       Board of Directors shall think fit and to do
       all such acts and things to give effect to
       such matters

8.A    Elect Ms. MIN Qing as a supervisor of the Company         Mgmt          For                            For
       [the Supervisors] representing the shareholders
       of the Company [theShareholders] for the next
       term of office

8.B    Elect Ms. ZHOU Hong as a  supervisor of the               Mgmt          For                            For
       Company [the Supervisors] representing the
       shareholders of the Company [theShareholders]
       for the next term of office

9.     Authorize the Board of Directors to determine             Mgmt          For                            For
       the remuneration of the Supervisors

10.    Authorize the Board of Directors to enter into            Mgmt          For                            For
       appointment letters with each of the newly
       elected Supervisors representing the Shareholders
       and the Supervisor representing the staff and
       workers respectively pursuant to such terms
       and conditions as the Board of Directors shall
       think fit and to do all such acts and things
       to give effect to such matters

11.    Re-appoint Deloitte Touche Tohmatsu CPA Ltd.              Mgmt          For                            For
       and Deloitte Touche Tohmatsu as the Company's
       PRC and international auditors respectively
       for the year of 2009 and authorize the Board
       of Directors to determine their remunerations

S.12   Authorize the Directors, the existing Articles            Mgmt          For                            For
       of Association of the Company be and are hereby
       amended in the following manner and, subject
       to the approval of the relevant administrative
       authorities of the PRC [if necessary], to make
       appropriate and necessary amendments to the
       relevant provisions of the Articles of Association
       of the Company at their discretion to reflect
       the changes that are made pursuant to the approval
       of the relevant administrative authorities
       of the PRC: Articles 1, 3, 13, 59, 62, 63,
       146, 169, 176, 192 and 193 as specified




--------------------------------------------------------------------------------------------------------------------------
 QUALITY HOUSES PUBLIC CO LTD                                                                Agenda Number:  701853978
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7173A288
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  TH0256A10Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the AGM of              Mgmt          For                            For
       shareholders No. 1/2008

2.     Acknowledge the result of the Company's operation         Mgmt          For                            For
       in respect of the year 2008 and the Directors'
       annual report

3.     Approve the audited balance sheet and profit              Mgmt          For                            For
       and loss statements for the YE 31 DEC 2008

4.     Approve the appropriation of profits for payment          Mgmt          For                            For
       of dividend, legal reserve for the year 2008
       and the working capital and reserve

5.     Re-appoint the Directors to replace the retired           Mgmt          For                            For
       Directors by rotation

6.     Approve the Directors' remuneration and bonus             Mgmt          For                            For
       for the year 2008

7.     Appoint the Auditors of the Company of the year           Mgmt          For                            For
       2009 and approve to determine the Auditor's
       remuneration

8.     Acknowledge the change of direct investment               Mgmt          For                            For
       in land and houses retail bank Plc, to the
       indirect investment by a holding Company

9.     Approve the revocation of the agenda 13 of the            Mgmt          For                            For
       resolution of the AGM No. 1/2008, an issue
       and offer of warrants No. 4 [ESOP W4] in the
       amount of 150,000,000 units, to the Directors
       and employees of the Company and it subsidiaries
       which the Company empowers to control and directly
       or indirectly hold not less than 50% of the
       total paid up shares of such Company

10.    Approve the revocation of the agenda 14 of the            Mgmt          For                            For
       resolution of the AGM No. 1/2008, changing
       of allocation of the 150,000,000 ordinary shares
       which have been issued but not be paid up,
       in the amount of 150,000,000 shares at the
       par value of THB 1 each, reserving for the
       exercise of warrants issued to the Directors
       and employees of the Company and its subsidiaries

11.    Acknowledge the change of the Company's name,             Mgmt          For                            For
       the amendment of the Memorandum of Association
       of the Company

12.    Approve to change the Company's seal and the              Mgmt          For                            For
       amend the Articles of Association of the Company
       Clause 44, in accordance with the change of
       the Company's seal

13.    Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 QUANTA COMPUTER INC                                                                         Agenda Number:  701974974
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7174J106
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002382009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The status of euro convertible bonds                      Non-Voting    No vote

A.2    The status of buybacks treasury stock                     Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 3.5 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus; proposed stock dividend:
       10 for 1000 shares

B.4    Approve to revise Articles of Incorporation               Mgmt          For                            For

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.6    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 QUANTA DISPLAY INC                                                                          Agenda Number:  701979924
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0451X104
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002409000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The indirect investment in people's republic              Non-Voting    No vote
       of China

A.4    The issuance status of corporate bonds                    Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution [proposed            Mgmt          For                            For
       cash dividend: TWD 0.3 per share]

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff and shareholders bonus [proposed
       stock dividend 30 for 1,000 shares held]

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal, trading derivatives, monetary
       loans, endorsement and guarantee

B.6    Approve to revise the rules of the election               Mgmt          For                            For
       of the Directors and the Supervisors

B.7    Extraordinary proposals                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 QUINENCO SA, SANTIAGO                                                                       Agenda Number:  701919928
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7980K107
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CLP7980K1070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report, the report of the              Mgmt          For                            For
       External Auditors, the general balance and
       the other financial statements of the society,
       corresponding to the exercise ended 31 DEC
       2008

2.     Approve the distribution of revenues and dividends        Mgmt          For                            For

3.     Approve to inform the Dividends Policy and the            Mgmt          For                            For
       procedures to be applied in distribution of
       dividends

4.     Approve to fix the remuneration of the Board              Mgmt          For                            For
       of Directors for the period 2009

5.     Approve to inform the activities and expenses             Mgmt          For                            For
       incurred by the Directors Committee during
       the exercise 2008

6.     Approve to inform the report of expenses incurred         Mgmt          For                            For
       by the Board of Directors during the exercise
       2008

7.     Approve to fix the remuneration of the Members            Mgmt          For                            For
       of the Directors Committee and to approve their
       budget for the exercise 2009

8.     Approve to designate the External Auditors for            Mgmt          For                            For
       the exercise 2009

9.     Approve to report the agreements related to               Mgmt          For                            For
       the operations referred to in Article 44 of
       the Law 18.046 of Corporations

10.    Any other matters                                         Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 RABA AUTOMOTIVE HOLDING PLC                                                                 Agenda Number:  701858992
--------------------------------------------------------------------------------------------------------------------------
        Security:  X70556117
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  HU0000073457
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL             Non-Voting    No Action
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR CLIENT SERVICE REPRESENTATIVE. THIS
       INFORMATION IS REQUIRED IN ORDER FOR YOUR VOTE
       TO BE LODGED

1.     Receive the report of the Board of Directors              Mgmt          No Action
       on the Company's operations in the previous
       business year

2.     Receive the report of the Board of Directors              Mgmt          No Action
       on the Management, assets and Business Policy
       of the Company, about the annual financial
       statements and approve the normal and consolidated
       balance sheet as well as proposal for the allocation
       of the net result, and the submission of report
       on the Corporate Governance

3.     Receive the written report of the Supervisory             Mgmt          No Action
       Board and the Auditor on the annual financial
       statements, the report drawn up as per the
       act on accounting, and the allocation of the
       net result

4.     Approve the financial statements [balance sheet,          Mgmt          No Action
       profit and loss], the balance sheet, the allocation
       of net result, and the acceptance of the report
       on the Corporate Governance

5.     Authorize the Board of Directors to acquire               Mgmt          No Action
       own shares

6.     Amend the Articles of Association and set the             Mgmt          No Action
       consolidated Memorandum thereof

7.     Elect the Board Members                                   Mgmt          No Action

8.     Elect the Supervisory Board and Audit Committee           Mgmt          No Action
       Members

9.     Elect the Auditor and approve to set their remuneration   Mgmt          No Action

10.    Miscellaneous                                             Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 RAK PROPERTIES P.J.S.C                                                                      Agenda Number:  701820551
--------------------------------------------------------------------------------------------------------------------------
        Security:  M81868107
    Meeting Type:  AGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  AE000A0LBTK8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

1.     Approve the Board of Directors report for the             Mgmt          For                            For
       FY 2008

2.     Approve the Auditors report for the FY 2008               Mgmt          For                            For

3.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       account for the FY 2008

4.     Approve the issuance of no liability letter               Mgmt          For                            For
       to the Board of Directors and the Auditors

5.     Appoint the Auditors for the FY 2009                      Mgmt          For                            For

6.     Elect Members of the Board of Directors                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 RANBAXY LABORATORIES LTD                                                                    Agenda Number:  701649711
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7187Y165
    Meeting Type:  EGM
    Meeting Date:  15-Jul-2008
          Ticker:
            ISIN:  INE015A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall include a Committee thereof], pursuant
       to the provisions of Section 81(1A) and all
       other applicable provisions, if any of the
       Companies Act, 1956 [the Act] including any
       statutory modification(s) thereto or re-enactment
       thereof for the time being in force and in
       accordance with the relevant provisions of
       the Memorandum and Articles of Association
       of Company and applicable Guidelines/Regulations
       prescribed by the Securities and Exchange Board
       of India and/or any other Regulatory/Statutory
       authority, the Listing Agreement entered into
       by the Company with the Stock Exchanges where
       the securities of the Company are listed and
       subject to the approvals, consents, permissions
       and/or sanctions as may be required from the
       Reserve Bank of India under the Foreign Exchange
       Management Act, 1999, the Foreign Investment
       Promotion Board, Anti Trust Commissions of
       various countries/jurisdictions and from any
       other regulatory or statutory authority or
       body and subject to such terms, conditions,
       alterations, changes, variations and/or modification(s),
       if any, as may be prescribed by any one or
       more or all of them in granting such approvals,
       consents, permissions and/or sanctions, to
       create, offer, issue and allot Equity Shares
       and Warrants to Daiichi Sankyo Company, Limited,
       incorporated and existing under the Laws of
       Japan and having its Registered Office at 3-5-1
       Nihonbashi-honcho, Chuo-Ku, Tokyo-103-8426
       [Japan] as specified; approve the relevant
       date as per the SEBI Guidelines for determination
       of applicable price for issue of aforesaid
       Equity Shares and Warrants is 15 JUN 2008;
       approve the Equity Shares to be issued and
       allotted [including on exercise of Warrants]
       shall rank pari-passu with the existing Equity
       Shares of the Company in all respects including
       payment of dividend; and authorize the Board,
       for the purpose of giving effect to the above
       Resolution, to do all such acts, deeds and
       things and to execute all such agreements,
       deeds, documents, instruments and writings
       as it may in its sole and absolute discretion
       deem necessary or expedient including to settle
       any question, difficulty or doubt that may
       arise in regard thereto

2.     Approve, the partial modification of the Resolutions      Mgmt          For                            For
       passed at the AGM of the Company held on 28
       JUN 2006 and 31 MAY 2007 and in accordance
       with the provisions of Sections 198, 269, 309
       and 310 read with Schedule XIII and other applicable
       provisions of the Companies Act 1956 and the
       Articles of Association of the Company, the
       ceiling of remuneration of Mr. Malvinder Mohan
       Singh, Chief Executive Officer and Managing
       Director of the Company, to revise effective
       01 JAN 2008 such that his Salary, allowances
       and perquisites shall not exceed INR 25 crores
       per annum; authorize the Board of Directors
       [hereinafter referred to as the Board which
       term shall include a Committee of Directors],
       to fix actual remuneration of Mr. Malvinder
       Mohan Singh, Chief Executive Officer and Managing
       Director and revise it from time to time; approve,
       all other terms and conditions relating to
       the appointment and remuneration of Mr. Malvinder
       Mohan Singh, Chief Executive Officer and Managing
       Director as approved by Members at the AGMs
       held on 28 JUN 2006 and 31 MAY 2007, shall
       remain unchanged; and authorize the Board to
       do all such acts, deeds and things as it may
       consider necessary or expedient to give effect
       to this Resolution

S.3    Amend, pursuant to the provisions of the Securities       Mgmt          For                            For
       and Exchange Board of India [Employee Stock
       Option Scheme and Employee Stock Purchase Scheme]
       Guidelines 1999, as amended and any other applicable
       laws for the time bring in force, the existing
       Employees Stock Option Scheme(s) of the Company
       to the effect that maximum number of stock
       options that may be granted to individual Management
       Employee in a year be increased from 40,000
       to 3,00,000; and authorize the Board of Directors
       which expression shall include a Committee
       thereof, for the purpose of giving effect to
       the above Resolution, to do all such acts,
       deeds and things and to execute all such deeds,
       documents, instruments and writings as may
       be deemed necessary or expedient for the purpose
       including to settle any question, difficulty
       or doubt that may arise in regard thereto




--------------------------------------------------------------------------------------------------------------------------
 RANBAXY LABORATORIES LTD                                                                    Agenda Number:  701968414
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7187Y116
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  USY7187Y1166
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the profit and Loss            Mgmt          No Action
       account for the YE 31 DEC 2008 and the balance
       sheet as at that date and the reports of the
       Directors and the Auditors thereon

2.     Re-appoint Mr. Sunil Godhwani as a Director               Mgmt          No Action
       who retires by rotation

3.     Appoint M/s. BSR & Co., Chartered Accountants             Mgmt          No Action
       as the Auditors of the Company to hold office
       from the conclusion of this meeting until the
       conclusion of the next AGM and to fix their
       remuneration

4.     Appoint Mr. Takashi Shoda as a Director in the            Mgmt          No Action
       casual vacancy caused by the resignation of
       Mr. Vivek Bharat Ram and whose term of office
       expires at this AGM and in respect of whom
       the Company has received a notice from a Member
       under Section 257 of the Companies Act, 1956,
       proposing his candidature for the office of
       Director

5.     Appoint Mr. Rajesh V. Shah as a Director of               Mgmt          No Action
       the Company in the casual vacancy caused by
       the resignation of Mr. Gurcharan Das and whose
       term of office expires at this AGM and in respect
       of whom the Company has received a notice from
       a Member under Section 257 of the Companies
       Act, 1956, proposing his candidature for the
       office of Director

6.     Authorize the Board of Directors of the Company           Mgmt          No Action
       [hereinafter referred to as the Board], pursuant
       to the provisions of Section 293(1)(e) and
       other applicable provisions, if any, of the
       Companies Act, 1956 (including any statutory
       modification or re-enactment thereof for the
       time being in force), to contribute, from time
       to time, to charitable and other funds nor
       directly relating to the business of the Company
       or the welfare of its employees, such amount
       or amounts, as the Board may in its absolute
       discretion deem fit provided that the total
       amount that may be so contributed in any FY
       shall not exceed INR 10 crores or 5% of the
       Company's average net profits as determined
       in accordance with the provisions of Sections
       349 and 350 of the Companies Act, 1956, during
       the 3 FY immediately preceding, whichever is
       greater; and authorize the Board, to do all
       such acts, deeds, matters and things as it
       may, in its absolute discretion deem necessary
       and or expedient for implementing and giving
       effect to this resolution and to settle any
       question, difficulty or doubt that may arise
       in this regard on behalf of the Company

S.7    Approve, pursuant to the provisions of Section            Mgmt          No Action
       309(4) of the Companies Act, 1956 (Act) or
       any amendment or modification thereof the Directors
       of the Company (other than the Managing and
       whole-time Directors) may be paid remuneration
       as may be determined by the Board of Directors
       or a Committee thereof, by way of commission
       annually for each of the 5 financial years
       of the Company commencing from 01 JAN 2009
       not exceeding 1% of the net profit of the Company
       for all the Non-Executive Directors in aggregate,
       computed in the manner referred to in Section
       198(1) of the Act or any amendment or modification
       thereof and further that such payment in the
       above manner to be in addition to the fees
       for attending meeting of the Board and Committee(s)
       thereof which each such Director may be entitled
       to received under the Article of Association
       of the Company; authorize the Board of Directors,
       to take such steps as the Board may consider
       necessary or expedient to give effect to this
       resolution

S.8    Authorize the Company, pursuant to the provisions         Mgmt          No Action
       of Sections 198, 269, 309 and all other applicable
       provisions if any, of the Companies Act, 1956
       (Act) read with Schedule XIII to the said Act
       and subject to the receipt of requisite approvals,
       its approval for the appointment of Mr. Malvinder
       Mohan Singh as the Chairman, Chief Executive
       Officer and the Managing Director effective
       19 DEC 2008 for a period of 5 years subject
       to the terms and conditions as specified in
       the employment agreement entered into between
       him and the Company, subject to the approval
       of central government, Mr. Malvinder Mohan
       Singh be paid remuneration effective 19 DEC
       2008, for a period 3 years as specified; authorize
       the Board of Directors to fix actual remuneration
       of Mr. Malvinder Mohan Singh and revise it
       from time to time within the aforesaid ceilings
       and that Mr. Malvinder Mohan Singh be entitled
       to such amount as commission for each accounting
       year, as may be decided by the Board within
       the overall limits laid down under schedule
       XIII to the Act and subject to superintendence,
       control and direction of the Board, Mr. Malvinder
       Mohan Singh shall perform such duties and functions
       as would be commensurate with his position
       as a Chairman, Chief Executive Officer and
       Managing Director of the Company and as may
       be delegated to him by the Board from time
       to time and to take such steps as it may consider
       necessary or expedient to give effect to this
       resolution




--------------------------------------------------------------------------------------------------------------------------
 RANDON SA IMPLEMENTOS E PARTICIPACOES                                                       Agenda Number:  701853447
--------------------------------------------------------------------------------------------------------------------------
        Security:  P7988W103
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  BRRAPTACNPR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM C ONLY. THANK YOU.

A.     To examine, Discuss and vote upon the Board               Non-Voting    No vote
       of Directors Annual report, the financial statements,
       external Auditors and of the finance committee
       and documents opinion report relating to FYE
       31 DEC 2008

B.     To the distribution of the FY's net profits               Non-Voting    No vote
       and deliberates on the distribution dividends

C.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and the finance committee

D.     To set the Directors global remuneration, and             Non-Voting    No vote
       for the finance committee




--------------------------------------------------------------------------------------------------------------------------
 RANHILL BHD, KUALA LUMPUR                                                                   Agenda Number:  701660309
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7189A108
    Meeting Type:  EGM
    Meeting Date:  25-Jul-2008
          Ticker:
            ISIN:  MYL5030OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company to carry out and proceed            Mgmt          For                            For
       with the conditional take-over offer, as joint
       offeror with LOSB Cayman Limited, to acquire
       the offer shares not already held by the Joint
       Offerors for a cash consideration of MYR 3.50
       per Offer Share [Proposed Offer]; ratify all
       relevant acts, deeds, things and documents,
       and all applications to the relevant authorities,
       approved and effected by the Board of Directors
       of the Company in relation to the offer; and
       authorize the Board of Directors of the Company
       to give full effect to the Proposed Offer with
       full powers to approve, agree and assent to
       any conditions, variations, revaluations, modifications,
       and/or amendments in any manner as may be required/permitted by the relevant authorities or deemed necessary
       by the Board of Directors of the Company, to
       deal with all matters, incidental, ancillary
       to and/or relating thereto and take all such
       steps and do all acts and to execute or enter
       into all such agreements, arrangements, undertakings,
       indemnities, transfers, extensions, assignments,
       deeds, confirmations, declarations and/or guarantees
       with any party or parties, to deliver or cause
       to be delivered all such documents and to do
       all such acts and matters as they may consider
       necessary to implement, finalize and give full
       effect to and complete the Proposed Offer




--------------------------------------------------------------------------------------------------------------------------
 RANHILL BHD, KUALA LUMPUR                                                                   Agenda Number:  701781913
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7189A108
    Meeting Type:  AGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  MYL5030OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 30 JUN 2008 and the reports of the
       Directors and the Auditors thereon

2.     Approve to sanction the declaration and payment           Mgmt          For                            For
       of a first and final gross dividend of 1.0
       sen per share, less income tax at 26% for the
       FYE 30 JUN 2008

3.     Re-appoint Tan Sri Sallehuddin Mohamed as a               Mgmt          For                            For
       Director, who retires pursuant to Section 129(6)
       of the Companies Act, 1965

4.     Re-elect Dato' Seri Abdul Azim Mohd. Zabidi               Mgmt          For                            For
       as a Director, who retires pursuant to Article
       100 of the Company's Articles of Association

5.     Re-elect Mr. Chew Seng Kok as a Director, who             Mgmt          For                            For
       retires pursuant to Article 100 of the Company's
       Articles of Association

6.     Re-elect Mr. Nicholas John Lough @ Sharif Lough           Mgmt          For                            For
       Abdullah as a Director, who retires pursuant
       to Article 100 of the Company's Articles of
       Association

7.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company and authorize the
       Board of Directors to fix their remuneration

8.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965 and subject
       always to the approval of the relevant regulatory
       authorities, where required, to allot and issue
       shares in the Company from time to time and
       upon such terms and conditions and for such
       purposes as the Directors may deem fit provided
       that the aggregate number of shares issued
       pursuant to this resolution does not exceed
       10% of the total issued share capital of the
       Company for the time being; and to obtain the
       approval for the listing of and quotation for
       the additional shares so issued on Bursa Malaysia
       Securities Berhad; [Authority expires at the
       conclusion of the next AGM of the Company]
       and authorize the Directors [whether solely
       or jointly] to do all such acts and things
       [including executing any relevant documents]
       as he/they may consider expedient or necessary
       to complete and give effect to the aforesaid
       authority

9.     Authorize the Company, pursuant to Paragraph              Mgmt          For                            For
       12.03 of the Listing Requirements of Bursa
       Malaysia Securities Berhad [Bursa Securities]
       and subject to Section 67A of the Companies
       Act,1965 [Act] the Company's Memorandum and
       Articles of Association and other applicable
       Laws, Rules and regulations and the approvals
       of all relevant regulatory authorities, to
       purchase and/or hold such number of ordinary
       shares of MYR 1.00 each in the Company as may
       be determined by the Directors from time to
       time through Bursa Securities upon such terms
       and conditions as the Directors may deem fit
       and expedient in the interest of the Company,
       provided that the aggregate number of shares
       to be purchased and/or held pursuant to this
       resolution shall not exceed 10% of the total
       issued and paid-up share capital of the Company
       as at the date of the share buy-back [Proposed
       Share Buy-Back]; and an amount of the funds
       not exceeding the retained profits and share
       premium reserves of the Company based on its
       latest audited financial statements available
       up to the date of a transaction pursuant to
       the Proposed Share Buy-Back, be utilized for
       the proposed purchase; [Authority expires earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required to
       be held pursuant to Section 143(1) of the Act
       [but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Act]]; and authorize the Directors [whether
       solely or jointly] to do all such acts and
       things [including executing any relevant documents]
       for and on behalf of the Company, as he/they
       may consider expedient or necessary to complete
       and give full effect to the Proposed Share
       Buy-Back and approve that the shares of the
       Company be purchased may be cancelled, retained
       as treasury shares, distributed as dividend
       or resold on Bursa Securities, or a combination
       of the above, at the absolute discretion of
       the Directors

10.    Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of the Bursa Malaysia Securities
       Berhad [Bursa Securities], to enter into recurrent
       related party transactions of a revenue or
       trading nature with the related parties as
       specified, which are necessary for their day-to-day
       operations in their ordinary course of business
       and on normal commercial terms not more favorable
       to the related parties than those generally
       available to the public and are not detrimental
       to the minority shareholders; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (Act), [but shall
       not extend to such extension as may be allowed
       pursuant to Section 143(2) of the Act]]; approve
       that the breakdown of the aggregate value of
       the recurrent related party transactions based
       on the type of the recurrent transaction made
       and the names of the related parties involved
       in each type of the recurrent related party
       transaction made and their relationship with
       Company and/or subsidiaries, shall be disclosed
       in the annul report of the Company as may be
       required by the governing authority; and authorize
       the Directors of the Company [whether solely
       or jointly] to do all such acts and things
       [including executing such relevant documents]
       as he/they may consider necessary, expedient
       or in the interests of the Company to give
       effect to the aforesaid mandate

11.    Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of the Bursa Malaysia Securities
       Berhad [Bursa Securities], to enter into recurrent
       related party transactions of a revenue or
       trading nature with the related parties as
       specified, which are necessary for their day-to-day
       operations in their ordinary course of business
       and on normal commercial terms not more favorable
       to the related parties than those generally
       available to the public and are not detrimental
       to the minority shareholders; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (Act) [but shall
       not extend to such extension as may be allowed
       pursuant to Section 143(2) of the Act]]; approve
       the breakdown of the aggregate value of the
       recurrent related party transactions based
       on the type of the recurrent transaction made
       and the names of the related parties involved
       in each type of the recurrent related party
       transaction made and their relationship with
       Company and/or its subsidiaries, shall be disclosed
       in the annul report of the Company as may be
       required by the governing authority; and authorize
       the Directors of the Company [whether solely
       or jointly] and to do all such acts and things
       [including executing such relevant documents]
       as he/they may consider necessary, expedient
       or in the interests of the Company to give
       effect to the aforesaid mandate

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 RANHILL BHD, KUALA LUMPUR                                                                   Agenda Number:  702003106
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7189A108
    Meeting Type:  EGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  MYL5030OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company to authorize its 70% owned          Mgmt          For                            For
       subsidiary, Ranhill Utilities Berhad [RUBHD]
       together with RUBHD's wholly-owned subsidiary,
       SAJH, to enter into such arrangement(s) for
       the disposal of SAJH's water assets and its
       corresponding liabilities to PAAB in accordance
       with the terms and conditions contained therein;
       and authorize the Directors of the Company
       to take all steps and to enter into and execute
       all agreements, commitments, transactions,
       deeds, arrangements, undertakings, indemnities,
       transfers, assignments and guarantees as they
       may deem fit, necessary, expedient and/or appropriate
       in order to implement, finalize and give full
       effect to and complete the Proposed Disposal
       with full powers to assent to any conditions,
       modifications, revaluations, variations and/or
       amendments, as may be required by any relevant
       authority/authorities and/or any amendments,
       variations and/or modifications as they may
       deem fit, necessary, expedient and/or appropriate
       in the interest of the Company and/or any of
       its aforesaid subsidiaries as may be approved
       by any relevant authority/authorities if such
       approval(s) are required

2.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       [Bursa Securities], to enter into the recurrent
       related party transactions of a revenue or
       trading nature with the Related Parties as
       set out in Part B, Section 2.4 of the Circular
       to Shareholders dated 10 JUN2009 which are
       necessary for their day-to-day operations in
       their ordinary course of business and on normal
       commercial terms not more favorable to the
       related parties than those generally available
       to the public and are not detrimental to the
       minority shareholders; [Authority expires earlier
       of the conclusion of the next AGM of the Company,
       or the expiration of the period within which
       the next AGM of the Company is required to
       be held pursuant to Section 143(1) of the Companies
       Act, 1965 [Act] [but shall not extend to such
       extension as may be allowed pursuant to Section
       143(2) of the Act]; and that the breakdown
       of the aggregate value of the recurrent related
       party transactions based on the type of recurrent
       transaction made and the names of the related
       parties involved in each type of the recurrent
       related party transaction made and their relationship
       with the Company and/or its subsidiaries, shall
       be disclosed in the Annual Report of the Company
       as may be required by the governing authority;
       and authorize the Directors of the Company
       [whether solely or jointly] to complete and
       do all such acts and things [including executing
       such relevant documents] as he/they may consider
       necessary, expedient or in the interests of
       the Company to give effect to the aforesaid
       mandate




--------------------------------------------------------------------------------------------------------------------------
 RAO EASTERN ENERGY SYSTEM JSC, MOSCOW                                                       Agenda Number:  701739419
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7042R109
    Meeting Type:  EGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  RU000A0JPVL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the early termination of powers of the            Mgmt          For                            For
       Board of Directors of the Company

2.     Elect the Board of Directors of the Company               Mgmt          For                            For

3.     Approve the Auditors of the Company                       Mgmt          For                            For

4.     Approve the Charter of the Company in new edition         Mgmt          For                            For

5.     Approve the internal regulation documents of              Mgmt          For                            For
       the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 RAO EASTERN ENERGY SYSTEM JSC, MOSCOW                                                       Agenda Number:  701757669
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7042R117
    Meeting Type:  EGM
    Meeting Date:  29-Dec-2008
          Ticker:
            ISIN:  RU000A0JPVM4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the early termination of powers of the            Mgmt          For                            For
       Board of Directors of the Company

2.     Elect the Board of Directors of the Company               Mgmt          For                            For

3.     Approve the Auditors of the Company                       Mgmt          For                            For

4.     Approve the Charter of the Company in new edition         Mgmt          For                            For

5.     Approve the internal regulation documents of              Mgmt          For                            For
       the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 RAS AL KHAIMAH CEMENT COMPANY, RAS AL KHAIMAH                                               Agenda Number:  701806373
--------------------------------------------------------------------------------------------------------------------------
        Security:  M81963106
    Meeting Type:  AGM
    Meeting Date:  19-Feb-2009
          Ticker:
            ISIN:  AE000A0LF317
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       26 FEB 2009]. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the Board of Directors report about               Mgmt          For                            For
       the Companys activities and financial position
       for the YE 31 DEC 2008

2.     Approve the Auditors report for the YE 31 DEC             Mgmt          For                            For
       2008

3.     Approve the Company balance sheet as at 31 DEC            Mgmt          For                            For
       2008 and the profit and loss account

4.     Approve the Board of Directors proposal to distribute     Mgmt          For                            For
       cash dividends at the rate of 11% for 2008

5.     Approve to acquit the Directors and the Auditors          Mgmt          For                            For
       from liability for everything related to their
       Management of the Company for the YE 31 DEC
       2008

6.     Approve the proposal on the Directors bonus               Mgmt          For                            For

7.     Approve the appointment of a Member of the Board          Mgmt          For                            For
       in place of the resigning one

8.     Appoint the Auditors for the FYE 31 DEC 2009              Mgmt          For                            For
       and approve to determine their remuneration




--------------------------------------------------------------------------------------------------------------------------
 RAS AL KHAIMAH COMPANY FOR WHITE CEMENT AND     CONSTRUCTION MATERIALS, RAS AL K            Agenda Number:  701837948
--------------------------------------------------------------------------------------------------------------------------
        Security:  M82109105
    Meeting Type:  AGM
    Meeting Date:  21-Mar-2009
          Ticker:
            ISIN:  AE000A0M7YB6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for the             Mgmt          For                            For
       FY 2008

2.     Approve the Auditors report for the FY 2008               Mgmt          For                            For

3.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       account for the FY 2008

4.     Approve the discussion of no profit distribution          Mgmt          For                            For
       for the FY 2008

5.     Grant discharge from the liability to the Directors       Mgmt          For                            For
       and the Auditors for their services during
       the period ending 31 DEC 2008

6.     Appoint the Auditors for the FY 2009 and approve          Mgmt          For                            For
       to fix their remuneration

7.     Elect the Members of the Board of Directors               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 RATCHABURI ELECTRICITY GENERATING HOLDING PUBLIC CO LTD                                     Agenda Number:  701816956
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7198P112
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  TH0637010016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the shareholders AGM               Mgmt          For                            For
       year 2550 [B. E] held on 04 APR 2008

2.     Acknowledge the Board of Director's annual report         Mgmt          For                            For
       on the Company's performance in the previous
       year and activities to be performed in the
       future

3.     Approve the balance sheet and the statements              Mgmt          For                            For
       of income for the fiscal period ended on 31
       DEC 2008

4.     Approve the appropriation of the annual net               Mgmt          For                            For
       profit for the year 2008 and dividend payment

5.     Appoint the Company's Auditor and approve to              Mgmt          For                            For
       determine the Auditor's remuneration

6.     Elect the Directors in place of those retired             Mgmt          For                            For
       by rotation

7.     Approve to determine the Director's remuneration          Mgmt          For                            For

8.     Amend the Articles 18(6), 23 and 28 of the Company's      Mgmt          For                            For
       Articles of Association by changing the title
       [in Thai] of the Company's Managing Director

9.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 RAUBEX GROUP LIMITED                                                                        Agenda Number:  701700519
--------------------------------------------------------------------------------------------------------------------------
        Security:  S68353101
    Meeting Type:  AGM
    Meeting Date:  03-Oct-2008
          Ticker:
            ISIN:  ZAE000093183
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 503455 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       of the Company and the group for the YE 29
       FEB 2008, together with the reports of the
       Directors and the Auditors thereon

2.1    Re-elect Mr. M.C. Matjila as a Director                   Mgmt          For                            For

2.2    Re-elect Mr. J.E. Raubenheimer as a Director              Mgmt          For                            For

2.3    Re-elect Mr. F. Diedrechsen as a Director                 Mgmt          For                            For

2.4    Re-elect Mr. G.M. Raubenheimer as a Director              Mgmt          For                            For

2.5    Re-elect Mr. F. Kenney as a Director                      Mgmt          For                            For

2.6    Re-elect Mr. M.B. Swana as a Director                     Mgmt          For                            For

2.7    Re-elect Mr. L.A. Maxwell as a Director                   Mgmt          For                            For

3.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors for the past audit

4.     Approve the payment of remuneration to the Directors      Mgmt          For                            For

5.O.1  Approve to place the authorize but unissued               Mgmt          For                            For
       ordinary shares in the share capital of the
       Company under the control of the Directors
       of the Company in terms of Sections 221 and
       222 of the Companies Act, 1973 [Act No. 61
       of 1973], as amended [Companies Act] until
       the next AGM, to enable them to allot and issue
       such ordinary shares at their discretion, subject
       to the provisions of the Companies Act, the
       Company's Articles of Association and the Listing
       Requirements of the JSE Limited [JSE Listing
       Requirements], provided that the maximum number
       of ordinary shares which can be issued in terms
       of this authority in the aggregate in any 1
       year shall not exceed 10% of the issued ordinary
       share capital of the Company from time to time

6.O.2  Authorize the Directors of the Company, by way            Mgmt          For                            For
       of a general authority to issue all or any
       of the authorized but unissued ordinary shares
       in the capital of the Company for cash, as
       and when they in their discretion deem fit,
       subject to the JSE Listing Requirements, which
       currently provide, inter alia; a paid press
       announcement giving full details, including
       the impact on net asset value and earnings
       per share, will be published at the time of
       an issue representing, on a cumulative basis
       within 1 year, 5% or more of the number of
       shares in issue prior to such issue; in determining
       the price at which an issue of ordinary shares
       may be made in terms of this authority, the
       maximum discount permitted will be 10% of the
       weighted average traded price determined over
       the 30 business days prior to the date that
       the price of the issue is determined or agreed
       by the Directors; and any such issue will only
       be made to public shareholders as defined in
       JSE Listing Requirements, provided that the
       maximum number of ordinary shares which can
       be issued in terms of this authority in the
       aggregate in any 1 year shall not exceed 10%
       of the issued ordinary share capital of the
       Company form time to time; [Authority expires
       the earlier of the next AGM or 15 months from
       the date of this AGM]

7.S.1  Authorize the Directors of the Company, by way            Mgmt          For                            For
       of general approval pursuant, inter alia, to
       Articles 13 and 14 of the Company's Articles
       of Association, to facilitate, inter alia,
       the acquisition by Raubex, or a subsidiary
       of Raubex [collectively the group], from time
       to time of the issued ordinary shares of Raubex
       upon such terms and conditions and in such
       number as the Directors of the Company may
       from time to time, it being recorded that the
       JSE Listing Requirements currently require,
       inter alia, in relation to a general approval
       of shareholders that: acquisitions of securities
       be implemented through the order book operated
       by the JSE Limited trading system and done
       without prior understanding or arrangement
       between the Company and the counterparty; acquisitions
       in any 1 FY are limited to a maximum of 20%
       of the Company's issued share capital of the
       relevant class; provided that acquisitions
       by subsidiaries of Raubex are limited to a
       maximum of 10% of the Company's issued share
       capital of the relevant class; an acquisition
       may not be made at a price more than 10% above
       the weighted average of the market value for
       the shares in question for the 5 business days
       immediately preceding the date on which the
       acquisition is agreed; a paid press announcement
       containing details of such acquisition must
       be published as soon as the Company and/or
       any of its subsidiaries has/have acquired shares
       constituting, on a cumulative basis, 3% of
       the number of shares of the relevant class
       in issue at the date of the AGM at which this
       Special resolution is passed [initial number]
       and for each 3% in aggregate of the initial
       number acquired thereafter; at any point in
       time, the Company may only appoint 1 agent
       to effect any repurchases; such repurchases
       may only be effected if, thereafter, the Company
       still complies with the spread requirements
       of the JSE Limited; and no repurchases may
       take place during prohibited periods as defined
       in the JSE Listing Requirements, unless a repurchase
       programme is in place where dates and quantities
       of shares to be traded during the prohibited
       period are fixed and full details of the programme
       have been disclosed in an announcement over
       SENS prior to the commencement of the prohibited
       period; although no repurchase of shares is
       contemplated at the present time, the Directors,
       having considered effects of a repurchase of
       the maximum number of ordinary shares issued
       in terms of the aforegoing general authority,
       are of the opinion that for a period of 12
       months after the date of the notice of the
       AGM: the Company and the group will be able,
       in the ordinary course of business, to pay
       their debts as they become due; the assets
       of the Company and the group, fairly valued
       in accordance with International Financial
       Reporting Standards, will be in excess of their
       consolidated liabilities; the issued share
       capital and reserves of the Company and the
       group are adequate for their ordinary business
       purposes; and the working capital of the Company
       and the group will be adequate for a period
       of 12 months from date of this notice of AGM;
       [Authority expires at the conclusion of the
       next AGM of the Company or 15 months from the
       date of the AGM], as specified

8.O.3  Authorize any Director of the Company to do               Mgmt          For                            For
       all such things, sign all such documents and
       take all such actions as re necessary to give
       effect to the Special and ordinary resolutions
       proposed at the AGM at which this ordinary
       resolution is proposed, if it/they is/are passed
       [in the case of ordinary and special resolutions]
       and registered by the Registrar of Companies
       [in the case of Special resolutions]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 RAYA HOLDING FOR TECHNOLOGY AND COMMUNICATIONS                                              Agenda Number:  701782648
--------------------------------------------------------------------------------------------------------------------------
        Security:  M82031127
    Meeting Type:  EGM
    Meeting Date:  22-Dec-2008
          Ticker:
            ISIN:  EGS690C1C010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the surrender of the Company's two lands          Mgmt          No Action
       in the New Cairo city to the follower Company
       Raya Capital Lease




--------------------------------------------------------------------------------------------------------------------------
 RAYA HOLDING FOR TECHNOLOGY AND COMMUNICATIONS                                              Agenda Number:  701883135
--------------------------------------------------------------------------------------------------------------------------
        Security:  M82031127
    Meeting Type:  OGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  EGS690C1C010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Authorize the Board of Directors report for               Mgmt          No Action
       the FYE 31 DEC 2008

2.     Grant authority to the financial auditor report           Mgmt          No Action
       on the Company's financial statements for the
       FYE 31 DEC 2008

3.     Grant authority to the Company's balance sheet            Mgmt          No Action
       and ending balance for the FYE 31 DEC 2008

4.     Approve the Board of Directors suggestions regarding      Mgmt          No Action
       profit distribution for the FYE 31 DEC 2008

5.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

6.     Approve to determine the Board of Directors               Mgmt          No Action
       bonuses and transportations and attendance
       allowances for the FY 2009

7.     Approve the rehiring of the Auditor and determining       Mgmt          No Action
       his fees for the FYE 31 DEC 2008

8.     Authorize the Board of Directors or whom they             Mgmt          No Action
       delegate to donate during the FY 2009

9.     Elect the Board of Directors members for a new            Mgmt          No Action
       period of 3 years

10.    Authorize the Board of Directors to execute               Mgmt          No Action
       compensation contracts




--------------------------------------------------------------------------------------------------------------------------
 RAYA HOLDING FOR TECHNOLOGY AND COMMUNICATIONS                                              Agenda Number:  701887347
--------------------------------------------------------------------------------------------------------------------------
        Security:  M82031127
    Meeting Type:  EGM
    Meeting Date:  21-Apr-2009
          Ticker:
            ISIN:  EGS690C1C010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the movement of the Company's premises            Mgmt          No Action
       to 06 October City

2.     Amend the Article No. 4                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 RAYSUT CEMENT COMPANY CEMENT SAOG                                                           Agenda Number:  701851366
--------------------------------------------------------------------------------------------------------------------------
        Security:  M82087103
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  OM0001213038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to study the report of the Board of               Mgmt          For                            For
       Administration for the expired FY on 31 DEC
       2008

2.     Approve to study the report and the Organization          Mgmt          For                            For
       Companys Management for the expired FY on 31
       DEC 2008

3.     Approve to study the audit report and the public          Mgmt          For                            For
       budget and the statement of profits and losses
       for the expired FY on 31 DEC 2008

4.     Approve to study a suggestion for the distribution        Mgmt          For                            For
       of cash profits on the shareholders and that
       at the 100% of the capital paid that is the
       average of 100 Baisa for each share

5.     Approve the allowance of attendance of the meetings       Mgmt          For                            For
       of the Board of Administration, the Committees
       which were formed from it which expired on
       21 DEC 2008 and the allowance for the new FY
       2009

6.     Approve to study the suggestion of the allowance          Mgmt          For                            For
       to be distributed on the Members of the Board
       at the amount OMR 186,200 for the expired FY
       2008

7.     Authorize the Management to give donations in             Mgmt          For                            For
       the limit of OMR 50,000 during the new FY 2009
       and inform the general assembly about the donations
       paid in the FY 2008

8.     Approve to inform the general assembly about              Mgmt          For                            For
       the transactions and contracts made by the
       Company for itself with other parties in connection
       with it during the expired FY on 31 DEC 2008
       and them as shown in the Circular Number 35
       from these circulars

9.     Approve to inform the general assembly about              Mgmt          For                            For
       the transactions of the Company with the parties
       in relation with it during the new FY which
       will end on 31 DEC 2008 and them as per attachment

10.    Elect the Members of a New Board of Administration        Mgmt          For                            For
       for the new mandate from the shareholders outside
       the shareholders and hence anyone wishing to
       be a candidate for the Membership of the Board
       shall fill in an application in the special
       form set for that and submit it to the Company
       before the time of holding the general assembly
       by two office work days before at least and
       that before the deadline of an office day on
       Thursday 26 MAR 2009 at the latest and no application
       will be accepted after that, and if the candidate
       is from the shareholders he shall possess according
       to the basic statute of the Company the number
       of 200,000 shares at the date of the general
       assembly

11.    Appoint an Audit Controller for the FY which              Mgmt          For                            For
       will end on 31 DEC 2009 and approve to fix
       his remunerations




--------------------------------------------------------------------------------------------------------------------------
 REALTEK SEMICONDUCTOR CORP                                                                  Agenda Number:  701977158
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7220N101
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002379005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 547276 DUE TO RECEIPT OF DIRECTORS AND SUPERVISORS
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations and 2009 business            Non-Voting    No vote
       plans

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The audited report for internal control                   Non-Voting    No vote

A.4    The status of asset acquisition or disposal               Non-Voting    No vote
       with the affiliated Companies and people

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution proposed             Mgmt          For                            For
       cash dividend TWD 1.6 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, capital reserves; proposed stock
       dividend: 10 for 1,000 shares held

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.5    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.6    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B71.1  Elect Forehead International Company Limited;             Mgmt          For                            For
       Shareholder No: 117355, as a Director; representative:
       Mr. Yeh, Po-Len

B71.2  Elect Mr. Chiu, Sun-Chien; Shareholder No: 195,           Mgmt          For                            For
       as a Director

B71.3  Elect Mr. Ni, Shu-Ching; Shareholder No: 88,              Mgmt          For                            For
       as a Director

B71.4  Elect Forehead International Company Limited;             Mgmt          For                            For
       Shareholder No: 117355; as a Director representative:
       Mr. Chern, Kuo-Jong

B71.5  Elect Uniglobe Securities [Malaysia] Limited;             Mgmt          For                            For
       Shareholder No: 144116, as a Director; representative:
       Mr. Yeh, Nan-Horng

B71.6  Elect Hsui-Chih Investment, Company Limited;              Mgmt          For                            For
       Shareholder No: 65571 as a Director, representative:
       Mr. Huang, Chih-Chien

B71.7  Elect Mr. Tsai, Tyau-Chang; Id No: Q102343646,            Mgmt          For                            For
       as a Director

B72.1  Elect Mr. Fan, Mu-Kung; Shareholder No: 1249,             Mgmt          For                            For
       as a Supervisor

b72.2  Elect United Glory Limited; Shareholder No:               Mgmt          For                            For
       65704, as a Supervisor, representative: Mr.
       Wu, Tzuoh-Jeong

B72.3  Elect United Glory Limited; Shareholder No:               Mgmt          For                            For
       65704, as a Supervisor, representative: Mr.
       Wu, Cheng-Ying

B.8    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.9    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE CAP LTD                                                                            Agenda Number:  701683460
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72561114
    Meeting Type:  AGM
    Meeting Date:  16-Sep-2008
          Ticker:
            ISIN:  INE013A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited balance sheet as at 31 MAR              Mgmt          For                            For
       2008, profit and loss account for the YE on
       that date and the reports of the Board of Directors
       and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Shri Amitabh Jhunjhunwala as a Director,       Mgmt          For                            For
       who retires by rotation

4.     Appoint M/s Chaturvedi and Shah, Chartered Accountants,   Mgmt          For                            For
       and M/s BSR and Company, Chartered Accountants,
       as the Auditors of the Company, to hold office
       from the conclusion of this AGM until the conclusion
       of the next AGM of the Company on such remuneration
       as may be fixed by the Board of Directors

5.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       which the Board may constitute to exercise
       its powers, including the powers conferred
       by this Resolution] in accordance with Section
       293 (1)(d) of the Companies Act, 1956 [including
       any statutory modification or re-enactment
       thereof for the time being in force] and the
       Article of Association of the Company, to borrow
       any sum of money, from time to time, at their
       discretion, for the purpose of the business
       of the Company, which together with the monies
       already borrowed by the Company [apart from
       temporary obtained from the Company's Bankers
       in the ordinary course of business] may exceed
       at any time, the aggregate of the paid up capital
       of the Company and its free reserves [that
       is to say reserves not set apart for any specific
       purpose] by a sum not exceeding 5 times of
       the then paid up capital of the Company and
       its free reserves and the Board to arrange
       or fix the terms and conditions of all such
       monies to be borrowed from time to time as
       to interest, repayment, security or otherwise
       as they may think fit

6.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in accordance with the provisions of Section
       293 (1)(e) and all other provisions of the
       Companies Act , 1956 [including any statutory
       modification or re-enactment thereof for the
       time being in force] and other applicable provision,
       [hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       which the Board may constitute to exercise
       its powers, including the powers conferred
       by this Resolution] to contribute to any institute,
       body, trust, society, Association of Person,
       Funds for any charitable or other purpose,
       not directly relating to the business of the
       Company or the welfare of the Employees, any
       amount the aggregate of which will, in any
       FY, shall not exceed INR 100 crore or 5% of
       the Company's average net profit as determined
       in accordance with the provisions of Section
       349 and 350 of the Companies Act, 1956 during
       the 3 FY immediately preceding, whichever is
       grater




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE COMMUNICATIONS LTD                                                                 Agenda Number:  701689753
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72317103
    Meeting Type:  AGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  INE330H01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, profit and loss account
       for the FYE on that date and the reports of
       the Board of Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Prof. J. Ramachandran as a Director,           Mgmt          For                            For
       who retires by rotation

4.     Appoint M/s. Chaturvedi & Shah, Chartered Accountants     Mgmt          For                            For
       and M/s. BSR and Company Chartered Accountants
       as the Auditors of the Company to hold Office
       from the conclusion of this AGM until the conclusion
       of the next AGM of the Company, on such remuneration
       as may be fixed by the Board of Directors

5.     Appoint Shri. A.K. Purwar as an Additional Director       Mgmt          For                            For
       of the Company, pursuant to the provisions
       of Section 257 and all other applicable provisions,
       if any, of the Companies Act, 1956 [including
       any statutory modifications or re-enactment
       thereof for the time being in force], pursuant
       to the provisions of Section 260 of the Companies
       Act 1956, who retires by rotation in terms
       of the provisions of Article 48 of the Articles
       of Association of the Company




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE COMMUNICATIONS LTD, NAVI MUMBAI                                                    Agenda Number:  701935946
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72317103
    Meeting Type:  CRT
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  INE330H01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification[s], the             Mgmt          For                            For
       arrangement embodied in the Scheme of Arrangement
       between Reliance Communications Limited [the
       Demerged Company or RCom] and Reliance Infratel
       Limited [the resulting Company or RITL] and
       their respective shareholders and creditors




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDS LTD                                                                           Agenda Number:  701838762
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  CRT
    Meeting Date:  04-Apr-2009
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve with or without modification[s], the              Mgmt          For                            For
       Scheme of Amalgamation of Reliance Petroleum
       Limited with Reliance Industries Limited




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INFRASTRUCTURE LTD                                                                 Agenda Number:  701685262
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y09789127
    Meeting Type:  AGM
    Meeting Date:  16-Sep-2008
          Ticker:
            ISIN:  INE036A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit and loss account
       for the YE on that date and reports of the
       Board of Directors and the Auditors' thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Gen. V. P. Malik as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri. S. L. Rao as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Re-appoint Dr. Leena Srivastava as a Director,            Mgmt          For                            For
       who retires by rotation

6.     Appoint M/s. Price waterhouse, Chartered Accountants      Mgmt          For                            For
       and M/s. Chaturvedi & Shah, Chartered Accountants
       as the Joint Auditors of the Company, to hold
       Office from the conclusion of this AGM until
       the conclusion of the next AGM of the Company
       on such remuneration as may be fixed by the
       Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INFRASTRUCTURE LTD, MUMBAI                                                         Agenda Number:  701961674
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y09789127
    Meeting Type:  CRT
    Meeting Date:  09-Jun-2009
          Ticker:
            ISIN:  INE036A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve with or without modification[s], the              Mgmt          For                            For
       arrangement embodied in the Scheme of Arrangement
       between Reliance Infrastructure Limited ['the
       Demerged Company' or 'Rlnfra'] and Reliance
       Energy Generation Limited ['the Resulting Company
       No. 1' or 'REGL'] and Reliance Goa and Samalkot
       Power Limited ['the Resulting Company No. 2'
       or 'RGSPL'] and Reliance Power Transmission
       Limited [''the Resulting Company No. 3' or
       'RPTL'] and Reliance Energy Umited [''the Resulting
       Company No. 4'' or 'REL'] and Reliance Infraventures
       Limited ['the Resulting Company No. 5' or ''RIVL']
       and Reliance Property Developers Limited ['the
       Resulting Company No.6' or 'RPDL'] and their
       Respective Shareholders and Creditors, as specified




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INFRASTRUCTURE LTD, MUMBAI                                                         Agenda Number:  701978629
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y09789127
    Meeting Type:  OTH
    Meeting Date:  24-Jun-2009
          Ticker:
            ISIN:  INE036A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       81 (1A) and all other applicable provisions,
       if any, of the Companies Act 1956 [including
       any statutory modification(s) or re-enactment
       thereof, for the time being in force] and in
       accordance with the enabling provisions of
       the Memorandum and Articles of Association
       of the Company, the Rules/Regulations/Guidelines,
       if any, prescribed by the Securities and Exchange
       Board of India and/or any other regulatory
       authority, the Listing Agreements entered into
       by the Company with the Stock Exchanges where
       the shares of the Company are listed and subject
       to the approval(s), consent(s), permission(s)
       and/or sanction(s), if any, of the appropriate
       authorities, institutions or bodies as may
       be required, and subject to such conditions
       as may be prescribed by any of them while granting
       any such approval(s), consent(s), permission(s),
       and/or sanction(s), and which may be agreed
       to by the Board of Directors of the Company
       [hereinafter called the Board which term shall
       be deemed to include any committee which the
       Board may have constituted or hereinafter constitute
       to exercise its powers including the powers
       conferred by this resolution]; and authorize
       the Board on behalf of the Company to create,
       offer, issue and allot, from time to time,
       in one or more tranches, warrants entitling
       the holder(s) thereof to subscribe, from time
       to time, the equity shares of the Company [hereinafter
       referred to as the Securities], to the promoter/promoter
       group, whether or not they are Members of the
       Company, under a preferential issue through
       offer letter and/or circular and/or information
       memorandum and/or private placement memorandum
       and/or such other documents/writings, in such
       manner and on such terms and conditions as
       may be determined by the Board in its absolute
       discretion; provided that the aggregate number
       of resultant equity shares of the Company to
       be issued against warrants shall not exceed
       4,29,00,000 fully paid equity shares of the
       face value of INR 10 each, at a price being
       not less than the higher of the following:
       a) the average of the weekly high and low of
       the closing prices of the Company's shares
       quoted on the Stock Exchange [National Stock
       Exchange of India Limited] during the 6 months
       preceding the relevant date; or b) the average
       of the weekly high and low of the closing prices
       of the Company's shares quoted on the Stock
       Exchange [National Stock Exchange of India
       Limited] during the 2 weeks preceding the relevant
       date; the relevant date for this purpose shall
       be 25 MAY 2009, the resultant equity shares
       to be issued and allotted upon exercise of
       right attached to the warrants in terms of
       this resolution shall rank pari passu in all
       respects with the then existing equity shares
       of the Company and be listed ort stock exchanges
       where the equity shares of the Company are
       listed, for the purpose of giving effect to
       the above, and authorize the Board on behalf
       of the Company to take all actions and do alt
       such acts, deeds, matters and things as it
       may, in its absolute discretion, deem necessary,
       desirable or expedient for the issue or allotment
       of aforesaid Securities and listing thereof
       with the stock exchange(s) as appropriate and
       to resolve and settle all questions and difficulties
       that may arise in the proposed issue, offer
       and allotment of the Securities, utilization
       of the issue proceeds and to do all acts, deeds,
       matters and things in connection therewith
       and incidental thereto as the Board, in its
       absolute discretion, may deem necessary, expedient,
       proper or desirable and to settle all questions,
       difficulties or doubts that may arise in this
       regard at any stage without requiring the Board
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that they shall be deemed to have given their
       approval thereto expressly by the authority
       of this resolution; to delegate all or any
       of the powers herein conferred to any Committee
       of Directors or any other Director(s) or executive(s)/officer(s)
       of the Company to do all such acts, deeds,
       matters and things as also to execute such
       documents, writings, etc, as may be necessary
       to give effect to the aforesaid resolution

S.2    Approve, pursuant to Section 81(1A) and all               Mgmt          For                            For
       other applicable provisions of the Companies
       Act 1956 [including any statutory modification
       or re-enactment thereof, for the time being
       in force] and enabling provisions of the Memorandum
       and Articles of Association of the Company,
       the Listing Agreements entered into with the
       Stock Exchanges and subject to the provisions
       of Chapter XIII-A of the SEBI [Disclosure and
       Investor Protection] Guidelines, 2000 [SEBI
       DIP Guidelines] the provisions of the Foreign
       Exchange Management Act 1999 and the Foreign
       Exchange Management [transfer or issue of security
       by a Person Resident Outside India] regulations,
       2000, applicable rules, regulations, guidelines
       or Laws and/or any approval, consent, permission
       or sanction of the Central Government, Reserve
       Bank of India and any other appropriate authorities,
       institutions or bodies [hereinafter collectively
       referred to as the appropriate authorities]
       and subject to such conditions as may be prescribed
       by any one of them while granting any such
       approval, consent, permission, and/or sanction
       [hereinafter referred to as the requisite approvals],
       which may be agreed to by the Board of Directors
       of the Company [hereinafter called the Board
       which term shall be deemed to include any committee
       which the Board may have constituted or hereinafter
       constitute to exercise its powers including
       the power conferred by this resolution]; and
       authorize the Board to issue, offer and allot
       equity shares/ fully convertible debentures/
       partly convertible debentures/non convertible
       debentures with warrants/any other securities
       [other than warrants], which are convertible
       into or exchangeable with equity shares on
       such date as may be determined by the Board
       but not later than 60 months from the date
       of allotment [collectively referred to as QIP
       Securities], to the Qualified Institutional
       Buyers [QIBs] as per the SEBI DIP Guidelines,
       on the basis of placement document(s), at such
       time or times in 1 or more tranche or tranches,
       at par or at such price or prices, and on such
       terms and conditions and in such manner as
       the Board may, in its absolute discretion determine,
       in consultation with the Lead Managers, advisors
       or other intermediaries, provided however that
       the issue of securities as above shall not
       result in increase of the issued equity share
       capital of the Company by more than 25% of
       the then issued equity shares of the Company;
       the relevant date for the determination of
       applicable price for the issue of the QIP Securities
       shall be the date on which the Board of the
       Company decide to open the proposed issue,
       or the date on which the holder of the securities
       which are convertible into or exchangeable
       with equity shares at a later date becomes
       entitled to apply for the said shares, as the
       case may be [Relevant Date]; and authorize
       the Board of the Company to issue and allot
       such number of equity shares as may be required
       to be issued and allotted upon conversion of
       any Securities referred to in paragraph (a)
       above or as may be necessary in accordance
       with the terms of the offering, all, such shares
       being pari passu with the then existing shares
       of the Company in all respects, as may be provided
       under the terms of the issue and in the offering
       document; such of these Securities to be issued
       as are not subscribed may be disposed of by
       the Board to such persons and in such manner
       and on such terms as the Board in its absolute
       discretion thinks fit in accordance with the
       provisions of law; the issue to the holders
       of the securities with equity shares underlying
       such securities shall be inter alia, subject
       to suitable adjustment in the number of shares,
       the price and the time period, in the event
       of any change in the equity capital structure
       of the Company consequent upon any merger,
       amalgamation, takeover or any other re-organization
       or restructuring in the Company for the purpose
       of giving effect to any issue or allotment
       of Securities or instruments representing the
       same, as specified in this resolution above,
       to do all such acts, deeds, matters and things
       as it may at its absolute discretion deem necessary
       or desirable for such purpose, including without
       limitation the entering into of underwriting,
       marketing and institution/trustees/agents and
       similar agreements/ and to remunerate the managers,
       underwriters and all other agencies/intermediaries
       by way of commission, brokerage, fees and the
       like as may be involved or connected in such
       offerings of Securities, with power on behalf
       of the Company to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment as it may in its absolute
       discretion deem fit; for the purpose aforesaid;
       and authorize the Board, to settle all questions,
       difficulties or doubts that may arise in regard
       to the issue, offer or allotment of Securities
       and utilization of the issue proceeds including
       but without limitation to the creation of such
       mortgage/charge under Section 293(1)(a) of
       the said Act in respect of the aforesaid securities
       either on pari passu basis or otherwise or
       in the borrowing of loans as it may in its
       absolute discretion deem fit without being
       required to seek any further consent or approval
       of the Members or otherwise to the end and
       intent that the Members shall be deemed to
       have given their approval thereto expressly
       by the authority of this resolution, to delegate
       all or any of the powers herein conferred to
       any Committee of Directors or the Chairman
       or any other Officers /authorized Representatives
       of the Company to give effect to the aforesaid
       resolution




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE NAT RES LTD                                                                        Agenda Number:  701689563
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7269W103
    Meeting Type:  AGM
    Meeting Date:  23-Sep-2008
          Ticker:
            ISIN:  INE328H01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 31 MAR 2008, the balance
       sheet as at that date and the reports of the
       Board of Directors and the Auditors thereon

2.     Re-appoint Shri J.L. Bajaj as a Director, who             Mgmt          For                            For
       retires by rotation

3.     Appoint Messrs. Pathak H.D. & Associates, Chartered       Mgmt          For                            For
       Accountants, as the Auditors of the Company,
       to hold office from the conclusion of this
       AGM until the conclusion of the next AGM of
       the Company on such remuneration as shall be
       fixed by the Boards of Directors

4.     Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 257 and all other applicable provisions,
       if any, of the Companies Act, 1956, [including
       any statutory modifications or re-enactment
       thereof for the time being in force], Shri
       Anil Singhvi as a Director of the Company,
       subject to retirement by rotation under the
       provisions of Articles of Association of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE PETROLEUM LTD                                                                      Agenda Number:  701847812
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72679122
    Meeting Type:  CRT
    Meeting Date:  09-Apr-2009
          Ticker:
            ISIN:  INE475H01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the with or without modification[s],              Mgmt          For                            For
       the scheme of Amalgamation of Reliance Petroleum
       Limited with Reliance Industries Limited




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE POWER LTD, NAVI MUMBAI                                                             Agenda Number:  701688016
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7236V105
    Meeting Type:  AGM
    Meeting Date:  23-Sep-2008
          Ticker:
            ISIN:  INE614G01033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit and loss accounts
       for the FYE as on that date and the reports
       of the Board of Directors and the Auditors
       thereon

2.     Appoint M/s. Price Waterhouse, Chartered Accountants      Mgmt          For                            For
       and M/s. Chaturvedi and Shah, Chartered Accountants,
       as the Auditors of the Company to hold office
       form the conclusion of this AGM until the conclusion
       of the next AGM of the Company, on such remunerations
       as may be fixed by the Board of Directors

3.     Appoint Shri. Anil D. Ambani as a Director of             Mgmt          For                            For
       the Company, not liable to retire by rotation,
       under the provisions of Article 46 of the Articles
       of Association of the Company

4.     Appoint Shri. S.L. Rao as a Director of the               Mgmt          For                            For
       Company, subject to retirement by rotation
       under the provisions of the Articles of Association
       of the Company

5.     Appoint Shri. J.L. Bajaj as a Director of the             Mgmt          For                            For
       Company, subject to retirement by rotation
       under the provisions of the Articles of Association
       of the Company

6.     Appoint Dr. Yogendra Narain as a Director of              Mgmt          For                            For
       the Company, subject to retirement by rotation
       under the provisions of the Articles of Association
       of the Company

7.     Appoint Dr. V.K. Chaturvedi as Director of the            Mgmt          For                            For
       Company, subject to retirement by rotation
       under the provisions of the Articles of Association
       of the Company

8.     Authorize the Company, in accordance with the             Mgmt          For                            For
       provisions of Sections 198, 269, 387 and all
       other applicable provisions, if any, read with
       the Schedule XIII to the Companies Act, 1956,
       [the Act] and subject to all such sanctions,
       as may be necessary, to appoint Shri. Paresh
       Rathod as the Manager of the Company for a
       period of 5 years commencing from 28 APR 2008
       on the terms and conditions including remuneration
       as specified in the Agreement to be entered
       into between the Company and Shri Paresh Rathod,
       which Agreement is hereby specifically sanctioned
       with liberty to the Board of Directors [hereinafter
       referred to as Board which term shall be deemed
       to include any Committee of the Board Constituted
       by exercise its powers including the powers
       conferred by this resolution] to alter and
       vary the terms and conditions of the said appointment
       and/or Agreement, as may be agreed to between
       the Board and Shri Paresh Rathod, so as not
       to exceed the limits specified in Schedule
       XIII to the Companies Act, 1956 or any amendments
       thereto; and approve that in the event of loss
       or inadequacy of profits in any FY during the
       currency of tenure of Shri Paresh Rathod, as
       a Manager, the remuneration and perquisites
       as specified as aforesaid be paid or granted
       to him as minimum remuneration and perquisites
       provided that the total remuneration by the
       way of salary, perquisites and other allowances
       shall not exceed the applicable celling limit
       in terms of Schedule XIII to the said Act as
       may be amended from time to time or any equivalent
       statutory re-enactment thereof for the time
       being in force; authorize the Board of Directors
       to take all such steps as may be necessary,
       proper or expedient to give effect to this
       resolution




--------------------------------------------------------------------------------------------------------------------------
 REMGRO LTD                                                                                  Agenda Number:  701672633
--------------------------------------------------------------------------------------------------------------------------
        Security:  S6873K106
    Meeting Type:  AGM
    Meeting Date:  21-Aug-2008
          Ticker:
            ISIN:  ZAE000026480
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Received and approve the audited annual financial         Mgmt          For                            For
       statements of the Company and the Group for
       the YE 31 MAR 2008

2.     Approve to determine the Directors' fees for              Mgmt          For                            For
       services rendered as Directors for the past
       FYE 31 MAR 2008 as well as the following FY
       ending 31 MAR 2009 as specified

3.     Re-elect Mr. G.D. de Jager as a Director of               Mgmt          For                            For
       the Company, who retires in terms of Article
       31.1.1 of the Company's Articles of Association

4.     Re-elect Mr. J. W. Dreyer as a Director of the            Mgmt          For                            For
       Company, who retires in terms of Article 31.1.1
       of the Company's Articles of Association

5.     Re-elect Dr. E. de la H. Hertzog as a Director            Mgmt          For                            For
       of the Company, who retires in terms of Article
       31.1.1 of the Company's Articles of Association

6.     Re-elect Mrs. J. A. Preller as a Director of              Mgmt          For                            For
       the Company, who retires in terms of Article
       31.1.1 of the Company's Articles of Association

7.     Re-elect Mr. F. Robertson as a Director of the            Mgmt          For                            For
       Company, who retires in terms of Article 31.1.1
       of the Company's Articles of Association

8.     Re-elect Mr. T. van Wyk as a Director of the              Mgmt          For                            For
       Company, who retires in terms of Article 31.1.1
       of the Company's Articles of Association

9.     Re-elect Mr. L. Crouse as a Director of the               Mgmt          For                            For
       Company, who retires in terms of Article 31.4.1.1
       of the Company's Articles of Association

10.S1  Authorize the Board of Directors of the Company,          Mgmt          For                            For
       by way of a renewable general authority, to
       approve the purchase of its own shares by the
       Company, or to approve the purchase of ordinary
       shares in the Company by any subsidiary of
       the Company, provided that: the ordinary shares
       be purchased through the order book of the
       JSE trading system and done without any prior
       understanding or arrangement between the Company
       and/or the relevant subsidiary and the counterparty,
       provided that if the Company purchases its
       own shares from any wholly owned subsidiary
       of the Company for the purposes of canceling
       such treasury shares pursuant to this general
       authority, the above provisions will not be
       applicable to such purchase transaction; an
       announcement complying with paragraph 11.27
       of the Listings Requirements of the JSE [Listings
       Requirements] be published by the Company:
       i) when the Company and/or its subsidiaries
       cumulatively repurchased 3% of the ordinary
       shares in issue as at the time when the general
       authority was given [the initial number]; and
       ii) for each 3% in the aggregate of the initial
       number of the ordinary shares acquired thereafter
       by the Company and/or its subsidiaries; the
       repurchase by the Company of its own ordinary
       shares shall not in the aggregate in any one
       FY exceed 20% of the Company's issued share
       capital of that class, provided that the acquisition
       of ordinary shares as treasury stock by a subsidiary
       of the Company shall not exceed 10% in the
       aggregate of the number of issued shares of
       the Company; repurchases must not be made at
       a price more than 10% above the weighted average
       of the market value of the ordinary shares
       for the 5 business days immediately preceding
       the date on which the transaction is effected;
       at any point in time the Company may only appoint
       one agent to effect any repurchase on the Company's
       behalf or on behalf of any subsidiary of the
       Company; the Company will after a repurchase
       of shares still comply with the provisions
       of the Listings Requirements regarding shareholder
       spread; subject to the exceptions contained
       in the Listings Requirements, the Company and
       the Group will not repurchase ordinary shares
       during a prohibited period [as defined in the
       Listings Requirements] unless they have in
       place a repurchase programmed where the dates
       and quantities of securities to be traded during
       the relevant period are fixed [not subject
       to any variation] and full details of the programme
       have been disclosed in an announcement over
       SENS prior to the commencement of the prohibited
       period; and such repurchases will be subject
       to the provisions of the Companies Act [No
       61 of 1973], as amended [Companies Act], the
       Company's Articles of Association and the Listings
       Requirements; [Authority expires the earlier
       of the Company's next AGM or 15 months from
       the date of this resolution]; it is the intention
       of the Board of Directors to use this general
       authority should prevailing circumstances [including
       the tax dispensation and market conditions]
       warrant it in their opinion; the Company's
       Directors undertake that they will not implement
       any such repurchases while this general authority
       is valid, unless; the Company and the Group
       will be able, in the ordinary course of business,
       to pay its debts for a period of 12 months
       after the date of the notice of the AGM at
       which this resolution is proposed [the AGM];
       the assets of the Company and the Group will
       exceed the liabilities for a period of 12 months
       after the date of the notice of the AGM for
       this purpose, the assets and liabilities will
       be recognized and measured in accordance with
       the accounting policies used in the Company's
       latest audited annual group financial statements;
       the Company and the Group will have adequate
       share capital and reserves for ordinary business
       purposes for a period of 12 months after the
       date of the notice of the AGM; the working
       capital of the Company and the Group will be
       adequate for ordinary business purposes for
       a period of 12 months after the date of the
       notice of the AGM; and upon entering the market
       to proceed with the repurchase, the Company's
       sponsor has confirmed the adequacy of the Company's
       working capital for the purposes of undertaking
       a repurchase of shares in writing to the JSE

11.S2  Authorize the Board of Directors, subject to              Mgmt          For                            For
       the passing of Special Resolution S.10, by
       way of a general renewable authority, to enter
       into derivative transactions which will or
       may lead to the Company being required to purchase
       its own shares, subject to the provisions of
       the Companies Act and the limitations contained
       in paragraph 5.84(a) of the Listings Requirements

       Transact any other business                               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 REMGRO LTD                                                                                  Agenda Number:  701683066
--------------------------------------------------------------------------------------------------------------------------
        Security:  S6873K106
    Meeting Type:  OGM
    Meeting Date:  07-Oct-2008
          Ticker:
            ISIN:  ZAE000026480
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Authorize the Company, in accordance with the             Mgmt          For                            For
       provisions of the Articles of Association of
       Rermgro and the Listings Requirements and subject
       to and conditional upon the Richemont reconstruction
       and the Remgro restructuring becoming unconditional
       and the implementation of special resolutions
       1, 2 and 3 and ordinary resolutions 2, 3, 4
       and 5, save to the extent that such resolutions
       are conditional on the implementation of this
       resolution [provided that the Remgro Board
       shall be entitled to waive the condition in
       whole or in part], to distribute, as an interim
       dividend in specie, 40,6054 BAT ordinary shares
       to Remgro shareholders that are registered
       in the share register of Remgro on the distribution
       record date, for every 100 Remgro shares held,
       and Remgro exchanging 21,430,000 BAT ordinary
       shares for 302,555,410 Reinet depositary receipts
       and procuring the distribution of 63,6977 Reinet
       depositary receipts to Remgro shareholders
       for every 100 Remgro shares held, as permitted
       by Section 90 of the Companies Act, with effect
       from Monday 03 NOV 2008 or such other date
       as may be determined by or on behalf of the
       Remgro Board

O.2    Approve, in accordance with Schedule 14 of the            Mgmt          For                            For
       Listings Requirements, and subject to and conditional
       upon the Richemont reconstruction and the Remgro
       restructuring becoming unconditional and the
       implementation of ordinary resolutions 1, 3,
       4 and 5 and special resolutions 1, 2 and 3
       save to the extent that such resolutions are
       conditional on the implementation of this resolution
       [provided that the Remgro Board shall be entitled
       to waive the condition in whole or in part],
       the minimum time periods for delivery of the
       invested pre 30 SEP 2004 Remgro Scheme shares
       to the scheme participants of the Remgro Share
       Scheme referred to in the rules of the Remgro
       Share Scheme shall lapse and that scheme participants
       shall be entitled to delivery of their unvested
       pre 30 SEP 2004 Remgro Scheme shares against
       payment of the purchase price for such Remgro
       Scheme shares

O.3    Approve that, in accordance with Schedule 14              Mgmt          For                            For
       of the Listings Requirements and the provisions
       of the deed of the Remgro Share Trust and subject
       to and conditional upon the Richemont reconstruction
       and the Remgro restructuring becoming unconditional
       and the implementation of ordinary resolutions
       1, 2, 4 and 5 and special resolutions 1, 2
       and 3 save to the extent that such resolutions
       are conditional on the implementation of this
       resolution [provided that the Remgro Board
       shall he entitled to waive the condition in
       whole or in part], it is authorized that the
       Remgro Share Trust and the Remgro Share Scheme
       be terminated

O.4    Approve that, in accordance with Schedule 14              Mgmt          For                            For
       of the Listings Requirements and subject to
       and conditional upon the Richemont reconstruction
       and the Remgro restructuring becoming unconditional
       and the implementation of ordinary resolutions
       1, 2, 3 and 5 and special resolutions 1, 2
       and 3 save to the extent that such resolutions
       are conditional on the implementation of this
       resolution [provided that the Remgro Board
       shall be entitled to waive the condition in
       whole or in part], the SAR Scheme, the principal
       terms of which are set out in Section 9.3 of
       the circular, that 21,000,000 Remgro ordinary
       shares in the unissued share capital of Remgro,
       be and is hereby reserved for purposes of the
       SAR Scheme

O.5    Approve that, in accordance with Section 221              Mgmt          For                            For
       of the Companies Act, and subject to and conditional
       upon the Richemont reconstruction and the Remgro
       restructuring becoming unconditional and the
       implementation of ordinary resolutions 1, 2,
       3 and 4 and special resolutions 1, 2 and 3
       save to the extent that such resolutions are
       conditional on the implementation of this resolution
       [provided that the Remgro board shall be entitled
       to waive the condition in whole or in part],
       the 21,000,000 Remgro ordinary shares referred
       to in ordinary resolution 4 be and are hereby
       placed under the control of the Remgro board
       as a specific authority for purposes of issuing
       and allotting such Remgro ordinary shares to
       participants in the SAR Scheme in accordance
       with the provisions of the rules of the SAR
       Scheme

S.1    Authorize the Directors, in accordance with               Mgmt          For                            For
       the provisions of section 228 of the Companies
       Act and subject to and conditional upon the
       Richemont reconstruction and the Remgro restructuring
       becoming unconditional and the implementation
       of ordinary resolutions 1, 2, 3, 4 and 5 and
       special resolutions 2 and 3 save to the extent
       that such resolutions are conditional on the
       implementation of this resolution [provided
       that the Remgro board shall be entitled to
       waive the condition in whole or in part], to
       distribute 192,870,000 BAT ordinary shares
       to Remgro shareholders that are registered
       in the share register of Remgro on the distribution
       record date, and to exchange 21,430,000 BAT
       ordinary shares and to procure the distribution
       of the 302,555,410 Reinet depositary receipts
       to Remgro shareholders, with effect from Monday
       03 NOV 2008, or such other date as may be determined
       by or on behalf of the Remgro Board, as contemplated
       in ordinary resolution 1

S.2    Authorize the Company, in accordance with the             Mgmt          For                            For
       provisions of Section 38 and Section 226 of
       the Companies Act, and subject to and conditional
       upon the Richemont reconstruction and the Remgro
       restructuring becoming unconditional and the
       implementation of ordinary resolutions 1, 2,
       3, 4 and 5 and special resolutions 1 and 3
       save to the extent that such resolutions are
       conditional on the implementation of this resolution
       [provided that the Remgro board shall be entitled
       to waive the condition in whole or in part],
       to make a loan to those employee and the Director
       participants that hold vested pre 30 SEP 2004
       Remgro Scheme shares, vested post 30 SEP 2004
       Remgro Scheme shares and unvested pre 30 SEP
       2004 Remgro Scheme shares so as to enable such
       employees and the Directors to pay the purchase
       price in respect of these Remgro Scheme shares
       in full as well as the securities transfer
       tax payable on the transfer thereof to the
       relevant employee and the Director participants,
       such loans will be granted on the terms and
       conditions set cut in Section 9.1 of the circular

S.3    Authorize the Company, in accordance with the             Mgmt          For                            For
       provisions of Section 85[1] of the Companies
       Act, and subject to and conditional upon the
       Richemont reconstruction and the Remgro restructuring
       becoming unconditional and the implementation
       of ordinary resolutions 1, 2, 3, 4 and 5 and
       special resolutions 1 and 2 save to the extent
       that such resolutions are conditional on the
       implementation of this resolution [provided
       that the Remgro board shall be entitled to
       waive the condition in whole or in part], to
       acquire 8,554, 019 Remgro ordinary shares from
       Tbgniese Mynbeleggings Limited, 962,119 Remgro
       ordinary shares which represent the unvested
       post 30 SEP 2004 Remgro Scheme shares from
       the trustees of the Remgro Share Trust and
       7,717 unallocated Remgro ordinary shares from
       the trustees of the Rermgro Share Trust prior
       to the distribution date, the price at which
       these shares will be repurchased will be equal
       to the closing market price on the day prior
       to such repurchase, which is expected to occur
       between Wednesday 08 OCT 2008 and Friday 17
       OCT 2008 and will be funded out of existing
       cash reserves




--------------------------------------------------------------------------------------------------------------------------
 RENAISSANCE SERVICES SAOG                                                                   Agenda Number:  701852611
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8210J103
    Meeting Type:  AGM
    Meeting Date:  29-Mar-2009
          Ticker:
            ISIN:  OM0009256088
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       for the FYE 31 DEC 2008

2.     Approve the report on Corporate Governance for            Mgmt          For                            For
       the FYE 31 DEC 2008

3.     Approve the Auditors report and the balance               Mgmt          For                            For
       sheet and income statement for the YE 31 DEC
       2008

4.     Approve the proposed cash dividend distribution           Mgmt          For                            For
       of 10% of the paid up capital at the rate of
       10 baisas per share

5.     Approve the proposed stock dividend of 15% of             Mgmt          For                            For
       the paid up capital at the rate of 0.15 share
       per share such distribution shall result in
       increase of capital from 245299524 shares

6.     Approve the sitting fees being availed by the             Mgmt          For                            For
       Members of the Board of Directors and Members
       of the Boards Subcommittees for the FY 2008
       and to specify the sitting fees for the next
       FY

7.     Approve the Directors remuneration of OMR 175750          Mgmt          For                            For
       for the FY 2008

8.     Approve to bring to the attention of the shareholders     Mgmt          For                            For
       the appointment of Mr. Samir J. Francy the
       Chairman of the Board of Directors of Renaissance
       as the Executive Chairman of a 100% foreign
       subsidiary

9.     Approve to bring to the attention of the shareholders     Mgmt          For                            For
       the transactions entered into with related
       parties during the FY 2008

10.    Approve an amount of OMR 262000 for Corporate             Mgmt          For                            For
       social responsibility programmes this amount
       will be used out of the 2009 profits

11.    Appoint the Auditors for the YE 31 DEC 2009               Mgmt          For                            For
       and approve their fees




--------------------------------------------------------------------------------------------------------------------------
 RESORTS WORLD BHD                                                                           Agenda Number:  701971017
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7368M113
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  MYL4715OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the FYE 31 DEC 2008 and the Directors'
       and Auditors' report

2.     Approve the declaration of a final dividend               Mgmt          For                            For
       of 4.0 sen less 25% tax per ordinary share
       of 10 sen each for the FYE 31 DEC 2008 to be
       paid on 21 JUL 2009 to members registered in
       the record of depositors on 30 JUN 2009

3.     Approve the payment of Directors' fees of MYR             Mgmt          For                            For
       741,900 for all the FYE 31 DEC 2008 [2007:
       MYR 755,900]

4.     Re-elect Tan Sri Clifford Francis Herbert as              Mgmt          For                            For
       a Director of the Company, pursuant to Article
       99 of the Articles of Association of the Company

5.     Re-elect Mr. Quah Chek Tin as a Director of               Mgmt          For                            For
       the Company pursuant to Article 99 of the Articles
       of Association of the Company

6.     Re-appoint Mr. Tun Mohammed Hanif bin Omar as             Mgmt          For                            For
       a Director of the Company, who retires in accordance
       with Section 129 of the Companies Act, 1965,
       to hold office until the conclusion of the
       next AGM

7.     Re-appoint Tan Sri Alwi Jantan, as a Director             Mgmt          For                            For
       of the Company, who retires in accordance with
       Section 129 of the Companies Act,1965, to hold
       office until the conclusion of the next AGM

8.     Re-appoint Tan Sri Wan Sidek bin Hj Wan Abdul             Mgmt          For                            For
       Rahman as a Director of the Company, who retires
       in accordance with Section 129 of the Companies
       Act, 1965, to hold office until the conclusion
       of the next AGM

9.     Re-appoint PricewaterhouseCoopers as Auditors             Mgmt          For                            For
       of the Company and authorize the Directors
       to fix the remuneration

S.1    Approve to change the name of the Company from            Mgmt          For                            For
       Resorts World Bhd to Genting Malaysia Berhad
       and that all references in the Memorandum and
       Articles of Association of the Company to the
       name Resorts World Bhd wherever the same may
       appear shall be deleted and substituted with
       Genting Malaysia Berhad [proposed change of
       name] and authorize Tan Sri Lim Kok Thay, the
       Chairman and Chief executive of the Company
       to give effect to the proposed change of name
       with full power to assent to any condition,
       modification, variation, and/or amendment [if
       any] as may be required by the relevant authorities

10.    Authorize the Directors of the Company, subject           Mgmt          For                            For
       always to the Companies Act, 1965, the Articles
       of Association of the Company and the relevant
       governmental and/or regulatory authorities,
       where such approval is required, pursuant to
       Section 132D of the Companies Act, 1965 to
       issue and allot shares in the Company, at any
       time and upon such terms and conditions and
       for such purposes as the Directors may, in
       their absolute discretion deem fit provided
       that the aggregate number of shares issued
       pursuant to this resolution does not exceed
       10% of the issued and paid-up share capital
       of the Company for the time being, and this
       authority under this resolution shall continue
       in for until the conclusion of the next AGM
       of the Company, and that a) authorize the Directors
       of the Company, to take all such actions that
       may be necessary and/or desirable to give effect
       to this resolution and in connection therewith
       to enter into and execute on behalf of the
       Company any instrument, agreement and/or arrangement
       with any person, and in all cases with full
       power to assent to any condition, modification,
       variation and/or amend [if any] in connection
       therewith; and to obtain the listing of and
       quotation for the additional shares so issued
       on Bursa Malaysia Securities Berhad

11.    Approve, subject to the passing of Ordinary               Mgmt          For                            For
       Resolution 12, and subject to compliance with
       all applicable laws, the Company's Articles
       of Association, and the regulations and guidelines
       applied from time to time by Bursa Malaysia
       Securities Berhad [Bursa Securities] and/or
       any other relevant regulatory authority: a)
       authorize the Company to utilize up to the
       aggregate of the total retained earnings and
       share premium accounts of the Company based
       on its latest audited financial statements
       available up to the date of the transaction,
       to purchase, from time to time during the validity
       of the approval and authority under this resolution,
       such number of ordinary shares of 10 sen each
       in the Company [as may be determine by the
       Directors of the Company] on Bursa Securities
       upon such terms and conditions as the Directors
       may deem fit and expedient in the interests
       of the Company, provided that the aggregate
       number of shares to be purchased and/or held
       by the Company pursuant to this resolution
       does not exceed 10% of the total issued and
       paid-up ordinary share capital of the Company
       at the time of purchase and provided further
       that in the event that the Company ceases to
       hold all or any part of such shares as a result
       of [among others] cancellations, resales and/or
       distributions of any of these shares so purchased,
       the Company shall be entitled to further purchase
       and/or hold such additional number of shares
       as shall [in aggregate with the shares then
       still held by the Company] not exceed 10% of
       the total issued and paid-up ordinary share
       capital of the Company at the time of purchase,
       based on the audited financial statements of
       the Company for the FYE 31 DEC 2008, the Company's
       retained earnings and share premium accounts
       were approximately MYR 7,384.1 million and
       MYR 1,100.2 million respectively; [Authority
       expires at the earlier of the conclusion of
       the next AGM of the Company; or the expiry
       of the period within which the next AGM is
       required by law to be held]; authorize the
       Directors of the Company, to deal with any
       shares purchased and any existing treasury
       shares [the said shares] in the following manner:
       i) cancel the said shares; ii) retain the said
       shares as treasury shares; or in any other
       manner as may be prescribed by all applicable
       laws and/or regulations and guidelines applied
       from time to time by Bursa Securities and/or
       any other relevant authority for the time being
       in force and that the authority to deal with
       the said shares shall continue to be valid
       until all the said shares have been dealt with
       by the Directors of the Company; and to take
       all such actions that may be necessary and/or
       desirable to give effect to this resolution
       and in connection therewith to enter into and
       execute on behalf of the Company any instrument,
       agreement and/or arrangement with any person,
       and in all cases with full power to assent
       to any condition, modification, variation and/or
       amend [if any] as may be imposed by any relevant
       regulatory authority or Bursa Securities and/or
       to do all such acts and things as the Directors
       may deem fit and expedient in the best interest
       of the Company

12.    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the passing of Ordinary Resolution 11 and
       the Securities Commission [SC], approve the
       Genting Berhad [Genting] and the persons acting
       in concert with Genting [PAC] to be exempted
       from the obligation to undertake a mandatory
       take-over offer on the remaining voting shares
       in the Company not already owned by them under
       Part II of the Malaysian Code on Take-Overs
       and Mergers, 1998 [Code], which may arise upon
       the future purchase by the Company of its own
       shares pursuant to Ordinary Resolution 11,
       in conjunction with the application submitted
       by Genting and the PACs to the SC under Practice
       Note 2.9.10 of the Code, to take all such actions
       that may be necessary and/or desirable to give
       effect to this resolution and in connection
       therewith to enter into and execute on behalf
       of the Company any instrument, agreement and/or
       arrangement with any person, and in all cases
       with full power to assent to any condition,
       modification, variation and/or amend [if any]
       as may be imposed by any relevant regulatory
       authority and/or to do all such acts and things
       as the Directors may deem fit and expedient
       in the best interest of the Company

13.    Approve the Company and/or its subsidiaries,              Mgmt          For                            For
       to enter into any of the transactions falling
       within the types of recurrent related party
       transactions of a revenue or trading nature
       with the related parties as set out in Section
       2.3 under Part C of the document to shareholders
       dated 25 MAY 2009, provided that such transactions
       are undertaken in the ordinary course of business,
       on arm's length basis and on commercial terms
       which are not more favourable to the related
       party than those generally available to/from
       the public and are not, in the Company's opinion,
       detrimental to the minority shareholders and
       that the breakdown of the aggregate value of
       the recurrent related party transactions conducted/to
       be conducted during the FY, including the types
       of recurrent transactions made and the names
       of the related parties, will be disclosed in
       the annual report of the Company; [Authority
       expires at the earlier of the conclusion of
       the next AGM of the Company following this
       AGM at which such Proposed Shareholders' Mandate
       is passed, at which time it will lapse, unless
       by a resolution passed at the meeting, the
       authority is renewed; the expiration of the
       period within which the next AGM of the Company
       after that date is required to be held pursuant
       to Section 143[1] of the Companies Act, 1965
       [but shall not extend to such extension as
       may be allowed pursuant to Section 143[2] of
       the Companies Act, 1965]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 RETALIX LTD                                                                                 Agenda Number:  701689739
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8215W109
    Meeting Type:  AGM
    Meeting Date:  07-Oct-2008
          Ticker:
            ISIN:  IL0010806706
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.1    Elect Mr. Barry Shaked as a Director                      Mgmt          For                            For

1.2    Elect Mr. Gillon Beck as a Director                       Mgmt          For                            For

1.3    Elect Mr. Brian Cooper as a Director                      Mgmt          For                            For

1.4    Elect Mr. Ishay Davidi as a Director                      Mgmt          For                            For

1.5    Elect Ms. Neomi Enoch as a Director                       Mgmt          For                            For

1.6    Elect Mr. Amnon Lipkin-Shahak as a Director               Mgmt          For                            For

1.7    Elect Mr. Ian O'Reilly as a Director                      Mgmt          For                            For

1.8    Elect Mr. Itschak Shrem as a Director                     Mgmt          For                            For

2.     Elect Dr. Zvi Lieber as an External Director              Mgmt          For                            For
       to the Board of Directors of the Company

3.     Approve the compensation of our Chief Executive           Mgmt          For                            For
       Officer

4.     Amend the amended and restated Articles of Association    Mgmt          For                            For
       of the Company and authorize the Company to
       donate reasonable sums to charity

5.     Approve the grant of letters of indemnification           Mgmt          For                            For
       to our Directors

6.     Re-appoint Kesselman & Kesselman, a member of             Mgmt          For                            For
       PricewaterhouseCoopers International Limited,
       as the Company's Independent Auditors until
       the next AGM of shareholders, and authorize
       the Board of Directors to fix their remuneration
       in accordance with the volume and nature of
       their services

7.     To discuss the financial statements of the Company        Non-Voting    No vote
       for the Company for the YE 31 DEC 2007

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       15 OCT 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 REUNERT LTD                                                                                 Agenda Number:  701786519
--------------------------------------------------------------------------------------------------------------------------
        Security:  S69566156
    Meeting Type:  AGM
    Meeting Date:  04-Feb-2009
          Ticker:
            ISIN:  ZAE000057428
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited Group annual financial      Mgmt          For                            For
       statements for the YE 30 SEP 2008

2.1    Re-elect Mr. T.J. Motsohi as a Non-Executive              Mgmt          For                            For
       Director on 01 JUN 2008, is required to retires
       in terms of the Company's Articles of Association

2.2    Re-elect Mr. T.S. Munday as a Non-Executive               Mgmt          For                            For
       Director on 01 JUN 2008, is required to retires
       in terms of the Company's Articles of Association

2.3    Re-elect Mr. K.S. Fuller as a Director, who               Mgmt          For                            For
       retires in terms of the Company's Articles
       of Association

2.4    Re-elect Mr. D.J. Rawlinson as a Director, who            Mgmt          For                            For
       retires in terms of the Company's Articles
       of Association

2.5    Re-elect Dr. J.C. Van Der Horst as a Director,            Mgmt          For                            For
       who retires in terms of the Company's Articles
       of Association

2.6    Re-elect Mr. M.J. Shaw as a Director, who retires         Mgmt          For                            For
       in terms of the Company's Articles of Association

3.     Approve the remuneration of Non-Executive Directors       Mgmt          For                            For
       with effect from 01 OCT 2008 in accordance
       with the Company's Articles of Association
       as specified

4.O.1  Approve to reserve 2,620,000 of the unissued              Mgmt          For                            For
       ordinary shares of 10 cents each in the authorized
       capital of the Company to meet the requirements
       of the Reunert 1985 Share Option Scheme and
       the Reunert 1988 Share Purchase Scheme and
       authorize the Directors to allot and issue
       those shares in terms of the Scheme for the
       purposes of the Reunert 1985 Share Option Scheme
       and the 1988 Share Purchase Scheme

5.S.1  Approve the acquisitions by the Company and/or            Mgmt          For                            For
       any subsidiary of the Company, as a general
       approval contemplated in Sections 85(2) and
       85(3) of the Companies Act [Act 61 of 1973],
       as amended [the Companies Act], from time to
       time, of the issued ordinary shares of the
       Company, upon such terms and conditions and
       in such amounts as the Directors of the Company
       may from time to time determine, but subject
       to the Articles of Association of the Company,
       the provisions of the Companies Act and the
       Listings Requirements of the JSE Limited [JSE],
       when applicable, and provided that: the repurchase
       of securities being effected through the order
       book operated by the JSE trading system and
       done without any prior arrangement between
       the Company and the counter party (reported
       trades are prohibited); any such repurchase
       be implemented on the open market of the JSE;
       at any point in time, the Company only appoints
       one agent to effect any repurchase(s) on its
       behalf; the Company or its subsidiaries are
       not repurchasing securities during a prohibited
       period as specified in Paragraph 3.67 of the
       JSE Listings Requirements unless they have
       in place a repurchase programme where the dates
       and quantities of securities to be traded during
       the relevant period are fixed (not subject
       to any variation) and full details of the programme
       have been disclosed in an announcement on SENS
       prior to the commencement of the prohibited
       period; a paid press release giving such details
       as may be required in terms of the Listings
       Requirements of the JSE be published when the
       Company or its subsidiaries have cumulatively
       repurchased 3% of the shares in issue and for
       every 3% (three percent) in aggregate of the
       initial number of that class acquired thereafter;
       the general repurchase(s) may not in the aggregate
       in any one FY exceed 20% of the number of shares
       in the Company's issued share capital at the
       beginning of the FY provided that a subsidiary
       of the Company may not hold at any one time
       more than 10% of the number of issued shares
       of the Company; in determining the price at
       which the Company's ordinary shares are acquired
       by the Company in terms of this general authority,
       the maximum premium at which such ordinary
       shares may be acquired will be 10% of the weighted
       average of the market price at which such ordinary
       shares are traded on the JSE, as determined
       over the 5 trading days immediately preceding
       the date of the repurchase of such ordinary
       shares by the Company; the sponsor to the Company
       provides a letter on the adequacy of working
       capital in terms of Section 2.12 of the JSE
       Listings Requirements prior to any repurchases
       being implemented on the open market of the
       JSE; after such repurchase the Company will
       still comply with Paragraphs 3.37 to 3.41 of
       the JSE Listings Requirements concerning shareholder
       spread requirements; the Directors undertake
       that, for a period of 12 months following the
       date of the repurchase, they will not undertake
       any such repurchases unless: the Company and
       the Group will, after payment for such repurchase,
       be able to repay their debts in the ordinary
       course of business; the Company's and the Group's
       assets, fairly valued according to International
       Financial Reporting Standards and on a basis
       consistent with the last FY of the Company,
       will, after payment for such repurchase, exceed
       the liabilities of the Company and the Group;
       the Company's and the Group's share capital
       and reserves will, after payment for such repurchase,
       be adequate for ordinary business purposes;
       and the working capital of the Company and
       the group will, after payment for such repurchase,
       be adequate for ordinary business purposes;
       [Authority shall not extend beyond 15 months
       from the date of this meeting or the date of
       the next AGM, whichever is the earlier date]




--------------------------------------------------------------------------------------------------------------------------
 RHB CAPITAL BHD                                                                             Agenda Number:  701974087
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7283N105
    Meeting Type:  AGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  MYL1066OO009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       of the Company for the FYE 31 DEC 2008 and
       the Directors' and the Auditors' reports thereon

2.     Approve the final dividend of 10.6% less 25%              Mgmt          For                            For
       income tax in respect of the FYE 31 DEC 2008
       as recommended by the Directors

3.     Re-elect Datuk Azlan Zainol as a Director, who            Mgmt          For                            For
       retires under the Article 80 of the Company's
       Articles of Association

4.     Re-elect Mr. Johari Abdul Muid as a Director,             Mgmt          For                            For
       who retires under the Article 80 of the Company's
       Articles of Association

5.     Approve the payment of the Directors' fees totaling       Mgmt          For                            For
       MYR 336,229.51 for the FYE 31 DEC 2008

6.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company, to hold office
       until the conclusion of the next AGM of the
       Company, at a remuneration to be determine
       by the Directors

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 RICHTEK TECHNOLOGY CORP                                                                     Agenda Number:  701854083
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7286Y108
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0006286008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution (cash dividend       Mgmt          For                            For
       TWD 7 per share, stock dividend 50 shares per
       1,000 shares from retain earnings subject to
       20% withholding tax)

B.3    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.4    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.5    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.6    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus

B.7    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.8    Other issues                                              Mgmt          Against                        Against

B.9    Extraordinary motions                                     Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ADDITIONAL INFORMATION IN RESOLUTION B.2.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 RIVIERA HOLDING D.D., POREC                                                                 Agenda Number:  701592734
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7355P104
    Meeting Type:  AGM
    Meeting Date:  01-Jul-2008
          Ticker:
            ISIN:  HRRIVPRA0000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       10 JUL 2008 AT 12:00. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.1    Approve the annual financial reports for 2007,            Mgmt          For                            For
       with the Auditors report, Management Board
       report on Companys position and Supervisory
       Board report on conducted supervision in 2007
       and the use of profit earned in 2007

1.2    Approve the annual financial reports for 2007,            Mgmt          For                            For
       with the Auditors report, Management Board
       report on Companys position and Supervisory
       Board report on conducted supervision in 2007and
       to release the Management Board Members

1.3    Approve the annual financial reports for 2007,            Mgmt          For                            For
       with the Auditors report, Management Board
       report on Companys position and Supervisory
       Board report on conducted supervision in 2007and
       to release the Supervisory Board Members

2.     Appoint Auditors for the 2008                             Mgmt          For                            For

3.     Elect the Supervisory Board Member                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 RMB HOLDINGS LTD                                                                            Agenda Number:  701760488
--------------------------------------------------------------------------------------------------------------------------
        Security:  S6992P127
    Meeting Type:  AGM
    Meeting Date:  28-Nov-2008
          Ticker:
            ISIN:  ZAE000024501
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive the audited annual financial statements           Mgmt          For                            For
       of the Company and the Group for the YE 30
       JUN 2008

O.2    Re-elect Messrs. Patrick Maguire Goss, Paul               Mgmt          For                            For
       Kenneth Harris, Khehla Cleopas Shubane as the
       Directors, who retires in terms of the Company's
       Articles of Association

O.3    Re-elect Mr. Leon Crouse and Mr. Sonja Emilia             Mgmt          For                            For
       Ncumisa Sebotsa as the Directors, who retires
       in terms of the Company's Articles of Association

O.4    Approve the Directors' remuneration for the               Mgmt          For                            For
       YE 30 JUN 2008

O.5    Approve the Directors' fees for the YE 30 JUN             Mgmt          For                            For
       2009 as specified

O.6    Approve to place 15% of the authorized but unissued       Mgmt          For                            For
       ordinary shares in the Company [currently representing
       approximately 10% of the total issued ordinary
       shares of the Company], under the control of
       the Directors as a general authority until
       the forthcoming AGM and to allot and issue
       shares in the Company upon such terms and conditions
       as the Directors in their discretion deem fit,
       subject to the Companies Act [Act 61 of 1973],
       as amended [the Companies Act], the Articles
       of Association of the Company and the Listings
       Requirements of the JSE Limited [JSE], when
       applicable

O.7    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       by way of a renewable general authority, to
       issue ordinary shares in the authorized but
       unissued share capital of the Company for cash
       as and when they in their discretion deem fit,
       subject to the Companies Act, the Articles
       of Association of the Company and the Listings
       Requirements of the JSE, when applicable, and
       the following limitations, namely that: the
       ordinary shares which are the subject of the
       issue for cash must be of a class already in
       issue, or where this is not the case, must
       be limited to such securities or rights that
       are convertible into a class already in issue;
       the ordinary shares must be issued to public
       shareholders as defined by the JSE Listings
       Requirements and not related parties; the ordinary
       shares which are the subject of the issue for
       cash may not exceed 10% in the aggregate in
       any 1 FY of the number of equity shares in
       issue of that class; a maximum discount at
       which the ordinary shares may be issued is
       10% of the weighted average traded price of
       the Company's ordinary shares measured over
       30 business days prior to the date that the
       price of the issue is determined or agreed
       by the Directors of the Company and the party
       subscribing for the securities; and a paid
       press announcement giving full details, including
       the impact on net asset value and earnings
       per share, will be published at the time of
       any issue representing, on a cumulative basis
       within 1 financial year, 5% or more of the
       number of ordinary shares in issue prior to
       that issue, in terms of the JSE Listings Requirements;
       [Authority expires the earlier of the Company's
       next AGM or 15 months]

O.8    Re-appoint, as recommended by the Audit and               Mgmt          For                            For
       Risk Committee, PricewaterhouseCoopers Inc.
       as the Auditors of the Company until the next
       AGM and Fulvio Tonelli, as the individual registered
       Auditor, who will undertake the audit for the
       Company for the ensuing year

S.1    Authorize the Company's, in terms of the Company's        Mgmt          For                            For
       Articles of Association, by way of a general
       authority, to repurchase issued shares in the
       Company or to permit a subsidiary of the Company
       to purchase shares in the Company, as and when
       deemed appropriate, subject to the following
       initiatives: that any such repurchase be effected
       through the order book operated by the JSE
       trading system and done without any prior understanding
       or arrangement between the Company and the
       counterparty [reported trades are prohibited];
       that a paid press release giving such details
       as may be required in terms of the JSE Listings
       Requirements be published when the Company
       or its subsidiaries have repurchased in aggregate
       3% of the initial number of shares in issue,
       as at the time that the general authority was
       granted, and for each 3% in aggregate of the
       initial number of shares which is acquired
       thereafter; that a general repurchase may not
       in aggregate in any 1 FY exceed 10% of the
       number of shares in the Company's issued share
       capital as at the beginning of the FY, provided
       that a subsidiary of the Company may not hold
       at any one time more than 10% of the number
       of issued shares of the Company; that no repurchases
       will be effected during a prohibited period
       unless there is in place a repurchase programme
       where the dates and quantities of securities
       to be traded during the relevant period are
       fixed [not subject to any variation]and full
       details of the programme have been disclosed
       in an announcement over SENS prior to the commencement
       of the prohibited period; that at any point
       in time, the Company may only appoint one agent
       to effect repurchases on the Company's behalf;
       that the Company may only undertake a repurchase
       of securities if, after such repurchase the
       Company still complies with the JSE Listings
       Requirements concerning shareholder spread
       requirements; that, in determining the price
       at which shares may be repurchased in terms
       of this authority, the maximum premium permitted
       be 10% above the weighted average traded price
       of the shares as determined over the five (5)
       business days prior to the date of repurchase;
       the sponsor to the Company provides a letter
       to the JSE on the adequacy of working capital
       in terms of Section 2.12 of the JSE Listings
       Requirements prior to any repurchases being
       implemented on the open market of the JSE;
       and that such repurchase shall be subject to
       the Companies Act and the applicable provisions
       of the JSE Listings Requirements; [Authority
       expires the earlier of the Company's next AGM
       or 15 months from the date of this resolution]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ROBINSON'S LAND CORP RLC                                                                    Agenda Number:  701812770
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y73196126
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  PHY731961264
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the proof of notice of the meeting and            Mgmt          For                            For
       existence of a Quorum

2.     Approve the minutes of the annual meeting of              Mgmt          For                            For
       the stockholders held on 17 APR 2008

3.     Approve the annual report and financial statements        Mgmt          For                            For
       for the preceding year

4.a    Elect Mr. John L. Gokongwei, Jr. as a Board               Mgmt          For                            For
       of Director for the ensuing term

4.b    Elect Mr. James L. Go as a Board of Director              Mgmt          For                            For
       for the ensuing term

4.c    Elect Mr. Lance Y. Gokongwei as a Board of Director       Mgmt          For                            For
       for the ensuing term

4.d    Elect Mr. Frederick D. Go as a Board of Director          Mgmt          For                            For
       for the ensuing term

4.e    Elect Mr. Patrick Henry C. Go as a Board of               Mgmt          For                            For
       Director for the ensuing term

4.f    Elect Mr. Ignacio O. Gotao as a Board of Director         Mgmt          For                            For
       for the ensuing term

4.g    Elect Mr. Johnson Robert G. Go, Jr. as a Board            Mgmt          For                            For
       of Director for the ensuing term

4.h    Elect Mr. Robina Y. Gokongwei-pe as a Board               Mgmt          For                            For
       of Director for the ensuing term

4.i    Elect Mr. Artemio V. Panganiban as a Independent          Mgmt          For                            For
       Director

4.j    Elect Mr. Roberto F. De Ocampo as a Independent           Mgmt          For                            For
       Director

4.k    Elect Mr. Emmanuel C. Rojas, Jr. as a Independent         Mgmt          For                            For
       Director

5.     Elect the External Auditors                               Mgmt          For                            For

6.     Ratify all acts of the Board of Directors and             Mgmt          For                            For
       Management since the last annual meeting

7.     Transact any other matters                                Non-Voting    No vote

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ROMPETROL RAFINARE S.A., CONSTANTA                                                          Agenda Number:  701650233
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16091104
    Meeting Type:  EGM
    Meeting Date:  07-Jul-2008
          Ticker:
            ISIN:  ROPTRMACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       08 JUL 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the share capital increase for SC Rompetrol       Mgmt          For                            For
       Downstream SRL and the Company participation
       with USD 70,000.000

2.     Approve to empower Ms. Turcu, General Manager             Mgmt          For                            For
       and Ms. Kacic to sign the documents related
       item 1

3.     Approve to empower the Company Board of Administration    Mgmt          For                            For
       to perform transaction with Company assets,
       the assets value could be over 20%

4.     Approve to empower Ms. Nicolcioiu Board of Administration Mgmt          For                            For
       President to sign the related documents

5.     Approve the record date 23 JUL 2007                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ROMPETROL RAFINARE S.A., CONSTANTA                                                          Agenda Number:  701684866
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16091104
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2008
          Ticker:
            ISIN:  ROPTRMACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       23 SEP 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Ratify the addendum to the credit facility concluded      Mgmt          For                            For
       with Unicredit Tiriac Bank, Bank Austria and
       BCR, amount of USD 110.000.000 having as a
       scope the renewal for a subsequent 6 month
       period

2.     Ratify the amending guarantee contract for the            Mgmt          For                            For
       guaranty of the credit facility from point
       1

3.     Approve the concluding and signing by the Company         Mgmt          For                            For
       in Liason with Rompetrol SA, the Rompetrol
       Group NV, Rompetrol Holding SA and Kazmunaigaz
       Pkop Inv BV a subordination agreement in regard
       to the facility from point 2

4.     Authorize the persons to sign the Subordinated            Mgmt          For                            For
       agreement

5.     Grant authority Mr. Alexandru Nicolcioiu to               Mgmt          For                            For
       sign all EGM related documents

6.     Approve the record date 08 OCT 2008                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ROMPETROL RAFINARE S.A., CONSTANTA                                                          Agenda Number:  701782838
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16091104
    Meeting Type:  OGM
    Meeting Date:  14-Jan-2009
          Ticker:
            ISIN:  ROPTRMACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       15 JAN 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the dismissal of the financial Auditor,           Mgmt          For                            For
       SC Deloitte Audit SRTL

2.     Appoint Ernst and Young Assurance Services SRL,           Mgmt          For                            For
       as new financial Auditor

3.     Authorize the Executives that will sign the               Mgmt          For                            For
       new audit contract

4.     Authorize Mr. Alexandru Nicolcioiu to sign all            Mgmt          For                            For
       related docs for the OMET

5.     Approve the record date 30 JAN 2009                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ROMPETROL RAFINARE S.A., CONSTANTA                                                          Agenda Number:  701869123
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16091104
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ROPTRMACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the 2008 individual financial statements          Mgmt          For                            For

2.     Approve the 2008 consolidated financial statements        Mgmt          For                            For
       and also for the subsidiaries

3.     Grant discharge the Administrators for FY 2008            Mgmt          For                            For

4.     Approve the 2009 income and expense budget and            Mgmt          For                            For
       investment plan

5.     Approve to set up the remuneration for Management         Mgmt          For                            For
       Board Members for 2009

6.     Elect a new Member in Management Board                    Mgmt          For                            For

7.     Approve to empower Mr. Alexandru Nicolcioiu               Mgmt          For                            For
       to fulfill all related formalities

8.     Approve the Record Date as 18 MAY 2009                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ROMPETROL RAFINARE S.A., CONSTANTA                                                          Agenda Number:  701875392
--------------------------------------------------------------------------------------------------------------------------
        Security:  X16091104
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ROPTRMACNOR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       548748 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Approve to extent financing from Unicredit Tiriac,        Mgmt          For                            For
       Unicredit Bank Austria and Banca Comerciala
       Romana

2.     Ratify the amendment regarding the sindicated             Mgmt          For                            For
       loan facility conferred to the Company by Unicredit
       Tiriac Bank SA, Bank Austria and Banco Commercial
       a Romana SA, amount of USD 110,000,000, the
       loan will be used for purchasing oil, fuel
       and compacted gas

3.     Ratify the amendment related to the movable               Mgmt          For                            For
       security agreement in order to guarantee the
       facility mentioned on point 2

4.     Authorize the persons to fulfill all related              Mgmt          For                            For
       formalities for the loan

5.     Authorize Mr. Alexandru Nicolcioiu to fulfill             Mgmt          For                            For
       all related formalities for the meeting

6.     Approve the record date as 18 MAY 2009                    Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF.IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ROSTELECOM LONG DISTANCE &  INTL TELECOMMUNICATIONS OPEN  JT STK CO                         Agenda Number:  701933411
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7367F102
    Meeting Type:  AGM
    Meeting Date:  30-May-2009
          Ticker:
            ISIN:  RU0008943394
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, balance sheet, profit          Mgmt          For                            For
       and loss statement for the year 2008, approval
       of profit and loss distribution and payment
       of dividends for the year 2008

2.     Elect the Board of Directors                              Mgmt          For                            For

3.     Elect the Audit Commission                                Mgmt          For                            For

4.     Approve the External Auditor                              Mgmt          For                            For

5.     Approve the new addition of the Charter of the            Mgmt          For                            For
       Company

6.     Approve the new edition of the provision on               Mgmt          For                            For
       the order of the general shareholders meeting

7.     Approve the new edition of the provision of               Mgmt          For                            For
       the order of the Board of Directors

8.     Approve the amendments and agenda into the provision      Mgmt          For                            For
       on the Managing Board

9.     Approve the transaction with the interest                 Mgmt          For                            For

10.    Approve the remuneration and compensation to              Mgmt          For                            For
       be paid to the Members of the Board of Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ROSTELECOM LONG DISTANCE & TELECOMM.                                                        Agenda Number:  933081820
--------------------------------------------------------------------------------------------------------------------------
        Security:  778529107
    Meeting Type:  Consent
    Meeting Date:  30-May-2009
          Ticker:  ROS
            ISIN:  US7785291078
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE COMPANY'S ANNUAL REPORT, ANNUAL           Mgmt          For                            For
       FINANCIAL STATEMENTS, INCLUDING PROFIT AND
       LOSS STATEMENT OF THE COMPANY, AND DISTRIBUTION
       OF PROFITS AND LOSSES (INCLUDING DIVIDEND PAYMENT)
       UPON THE RESULTS OF THE REPORTING FISCAL YEAR
       (2008).

3A     ELECTION OF THE AUDIT COMMISSION OF THE COMPANY:          Mgmt          For                            For
       LYUDMILA ARZHANNIKOVA.

3B     ELECTION OF THE AUDIT COMMISSION OF THE COMPANY:          Mgmt          For                            For
       MIKHAIL BATMANOV.

3C     ELECTION OF THE AUDIT COMMISSION OF THE COMPANY:          Mgmt          For                            For
       SVETLANA BOCHAROVA.

3D     ELECTION OF THE AUDIT COMMISSION OF THE COMPANY:          Mgmt          For                            For
       BOGDAN GOLUBITSKY.

3E     ELECTION OF THE AUDIT COMMISSION OF THE COMPANY:          Mgmt          For                            For
       OLGA KOROLEVA.

04     APPROVAL OF ZAO KPMG AS THE EXTERNAL AUDITOR              Mgmt          For                            For
       OF THE COMPANY FOR 2009.

05     APPROVAL OF THE RESTATED CHARTER OF THE COMPANY.          Mgmt          For                            For

06     APPROVAL OF THE RESTATED REGULATIONS ON THE               Mgmt          For                            For
       GENERAL SHAREHOLDERS' MEETING OF THE COMPANY.

07     APPROVAL OF THE RESTATED REGULATIONS ON THE               Mgmt          For                            For
       BOARD OF DIRECTORS OF THE COMPANY.

08     APPROVAL OF THE AMENDMENTS NO. 1 TO THE REGULATIONS       Mgmt          For                            For
       ON THE MANAGEMENT BOARD OF THE COMPANY.

09     APPROVAL OF THE RELATED PARTY TRANSACTION SUBJECT-MATTER  Mgmt          For                            For
       OF WHICH IS THE ASSETS AND SERVICES WHOSE COST
       AMOUNTS TO MORE THAN TWO (2) PERCENT OF THE
       COMPANY'S BALANCE VALUE OF ASSETS PURSUANT
       TO THE COMPANY'S FINANCIAL STATEMENTS AS OF
       THE LAST REPORTING DATE, NAMELY THE PARTNERSHIP
       AGREEMENT BETWEEN ANO "ORGANIZING COMMITTEE
       OF THE XXII OLYMPIC WINTER GAMES AND XI PARALYMPIC
       WINTER GAMES OF 2014 IN SOCHI", OJSC "ROSTELECOM"
       AND OJSC "MEGAFON".

10     COMPENSATION TO THE MEMBERS OF THE BOARD OF               Mgmt          For                            For
       DIRECTORS FOR THEIR DUTIES AS MEMBERS OF THE
       COMPANY'S BOARD OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 RUENTEX DEVELOPMENT CO LTD                                                                  Agenda Number:  701854920
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y73659107
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0009945006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend TWD 0.4 per share

B.3    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.5    Other issues and extraordinary motions                    Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF AMOUNT IN RESOLUTION B.2. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 RUENTEX INDUSTRIES LIMITED                                                                  Agenda Number:  701965533
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7367H107
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002915006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

A.1    To report the 2008 business operations and financial      Non-Voting    No vote
       statements

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans, endorsement and guarantee

B.4    Elect the Directors                                       Mgmt          For                            For

B.5    Approve the proposal to release the prohibition           Mgmt          For                            For
       on Directors from participation in competitive
       business

B.6    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 RUSHYDRO                                                                                    Agenda Number:  701731297
--------------------------------------------------------------------------------------------------------------------------
        Security:  X34577100
    Meeting Type:  EGM
    Meeting Date:  17-Nov-2008
          Ticker:
            ISIN:  RU000A0JPKH7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the Company's authorized              Mgmt          For                            For
       capital stock via additional shares issue distribution
       [approval of changes of terms of additional
       shares issue distribution]

2.     Approve to increase the authorized capital stock          Mgmt          For                            For
       of the Company via additional shares issue
       distribution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 S P SETIA BHD                                                                               Agenda Number:  701805965
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8132G101
    Meeting Type:  AGM
    Meeting Date:  25-Feb-2009
          Ticker:
            ISIN:  MYL8664OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements of               Mgmt          For                            For
       the Company for the FYE 31 OCT 2008 together
       with the reports of the Directors and the Auditors
       thereon

2.     Declare a final dividend of 10 sen less 25%               Mgmt          For                            For
       tax in respect of the FYE 31 OCT 2008

3.     Re-elect Tan Sri Dato' Sri Liew Kee Sin as the            Mgmt          For                            For
       Director, who retire in accordance with Article
       93 of the Company's Articles of Association

4.     Re-elect Tan Sri Dato' Hari Narayanan a/l Govindasamy     Mgmt          For                            For
       as the Director, who retire in accordance with
       Article 93 of the Company's Articles of Association

5.     Re-elect Mr. Khor Chap Jen as the Director,               Mgmt          For                            For
       who retire in accordance with Article 93 of
       the Company's Articles of Association

6.     Re-elect Mr. Ng Soon Lai @ Ng Siek Chuan as               Mgmt          For                            For
       the Director, who retire in accordance with
       Article 93 of the Company's Articles of Association

7.     Appoint Mazars, Chartered Accountants as the              Mgmt          For                            For
       Auditors of the Company in place of the retiring
       Auditors, Moores Rowland, to hold office until
       the conclusion of the next AGM at a remuneration
       to be determined by the Directors

8.     Approve, subject to the Listing Requirements              Mgmt          For                            For
       of Bursa Malaysia Securities Berhad, to the
       Company and its subsidiaries [S P Setia Group]
       to enter into and give effect to specified
       recurrent related party transactions of a revenue
       or trading nature of the S P Setia Group with
       specified classes of related parties [as defined
       in the Listing Requirements of Bursa Malaysia
       Securities Berhad and as specified in Section
       2.3 of the Circular to Shareholders dated 03
       FEB 2009] which are necessary for the day to
       day operations in the ordinary course of business
       and are carried out at arms' length basis on
       normal commercial terms of the S P Setia Group
       on terms not more favourable to the related
       parties than those generally available to the
       public and are not detrimental to minority
       shareholders of the Company; and [Authority
       shall expires earlier of the conclusion of
       the next AGM of the Company or the expiration
       of the period within which the next AGM after
       the date it is required to be held pursuant
       to Section 143(1) of the Companies Act, 1965
       [Act] [but shall not extend to such extension
       as may be allowed pursuant to Section 143(2)
       of the Act] Authorize the Directors of the
       Company to complete and do all such acts and
       things as they may consider necessary or expedient
       in the best interest of the Company [including
       executing all such documents as may be required]
       to give effect to the transactions contemplated
       and/or authorized by this ordinary resolution

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 S P SETIA BHD                                                                               Agenda Number:  701805977
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8132G101
    Meeting Type:  EGM
    Meeting Date:  25-Feb-2009
          Ticker:
            ISIN:  MYL8664OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the approval of all the relevant
       authorities, including but not limited to,
       the approval of Bursa Malaysia Securities Berhad
       [Bursa Securities] for the listing of and quotation
       for the new ordinary shares of the Company
       to be issued hereunder: to establish, implement
       and administer an ESOS for the benefit of any
       employee and Executive Director of S P Setia
       and/or its subsidiaries [excluding subsidiaries
       which are dormant] [S P Setia Group] who meets
       the criteria of eligibility for participation
       in the Proposed ESOS [Eligible Person] in accordance
       with the By-Laws of the Proposed ESOS [By-Laws]
       as specified to shareholders of S P Setia dated
       03 FEB 2009; to allot and issue from time to
       time such number of new ordinary shares of
       MYR 0.75 each in S P Setia [S P Setia Shares]
       as may be required to be issued to eligible
       person pursuant to their exercise of options
       under the proposed ESOS, provided that the
       total number of new S P Setia Shares to be
       allotted and issued shall not 10% in aggregate
       of the total issued and paid-up share capital
       of S P Setia at any point of time during the
       existence of the Scheme and such new S P Setia
       Shares shall, upon allotment and issue, rank
       pari passu in all respects with the then existing
       issued shares of the Company and will be subject
       to all the provisions of the amendment to the
       Articles of Association of the Company in relation
       to the transfer, transmission and otherwise,
       except that the shares so allotted will not
       be eligible for any dividends, rights, allotments
       and/or other distributions that may be declared
       or paid to shareholders which record date thereof
       [i.e. the date as at the close of business
       on which shareholders must be registered in
       the Record of Depositors maintained with Bursa
       Malaysia Depository Sdn Bhd in order to be
       entitled to any dividends, rights, allotments
       or other distributions] precedes the date of
       allotment of the new S P Setia Shares to be
       issued pursuant to the proposed ESOS; to make
       necessary applications to Bursa Securities
       for permission to deal in and for the listing
       of and quotation for the new S P Setia Shares
       that may hereafter from time to time be allotted
       and issued pursuant to the Proposed ESOS; and
       to modify and/or amend the Proposed ESOS and
       to extend the duration of the Proposed ESOS
       without further having to seek the shareholders'
       approval from time to time as may be required/
       permitted by the authorities or deemed necessary
       by the authorities or the Board of Directors
       of S P Setia provided that such modifications
       and/or amendments are effected and permitted
       in accordance with the provisions of the By-Laws
       relating to modifications and/or amendments
       and to do all such acts and to enter into all
       such transactions, arrangements and agreements,
       deeds or undertakings and to make such rules
       or regulations, or impose such terms and conditions
       or delegate part of its power as may be necessary
       or expedient in order to give full effect to
       the proposed ESOS; to give effect to the Proposed
       ESOS with full power to consent to and to adopt
       such conditions, modifications, variations
       and/or amendments as may be required by the
       relevant regulatory authorities and approve
       the proposed By-Laws of the Proposed ESOS,
       as specified, which is in compliance with the
       Listing Requirements of Bursa Securities

2.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the passing of Resolution 1, at
       any time and from time to time to offer and
       to grant Dato' Voon Tin Yow, being a Director
       of the Company, options to subscribe up to
       3,000,000 number of new S P Setia Shares under
       the ESOS, that not more than 50% of the new
       S P Setia Shares under the ESOS shall be allocated,
       in aggregate, to eligible Executive Directors
       and senior management of the Company and its
       subsidiaries; that not more than 10% of the
       new S P Setia Shares available under the ESOS
       would be allocated to him, who singly or collectively
       through persons connected with him, holds 20%
       or more of the issued and paid-up share capital
       of S P Setia and also subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the provisions
       of the By-Laws of the ESOS

3.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the passing of Resolution 1, at
       any time and from time to time to offer and
       to grant Mr. Yap Kok Weng, being a Director
       of the Company, options to subscribe up to
       3,000,000 number of new S P Setia Shares under
       the ESOS, that not more than 50% of the new
       S P Setia Shares under the ESOS shall be allocated,
       in aggregate, to eligible Executive Directors
       and senior management of the Company and its
       subsidiaries; that not more than 10% of the
       new S P Setia Shares available under the ESOS
       would be allocated to him, who singly or collectively
       through persons connected with him, holds 20%
       or more of the issued and paid-up share capital
       of S P Setia and also subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the provisions
       of the By-Laws of the ESOS

4.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the passing of Resolution 1, at
       any time and from time to time to offer and
       to grant Mr. Teow Leong Seng, being a Director
       of the Company, options to subscribe up to
       3,000,000 number of new S P Setia Shares under
       the ESOS, that not more than 50% of the new
       S P Setia Shares under the ESOS shall be allocated,
       in aggregate, to eligible Executive Directors
       and senior management of the Company and its
       subsidiaries; that not more than 10% of the
       new S P Setia Shares available under the ESOS
       would be allocated to him, who singly or collectively
       through persons connected with him, holds 20%
       or more of the issued and paid-up share capital
       of S P Setia and also subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the provisions
       of the By-Laws of the ESOS

5.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the passing of Resolution 1, at
       any time and from time to time to offer and
       to grant Mr. Khor Chap Jen, being a Director
       of the Company, options to subscribe up to
       3,000,000 number of new S P Setia Shares under
       the ESOS, that not more than 50% of the new
       S P Setia Shares under the ESOS shall be allocated,
       in aggregate, to eligible Executive Directors
       and senior management of the Company and its
       subsidiaries; that not more than 10% of the
       new S P Setia Shares available under the ESOS
       would be allocated to him, who singly or collectively
       through persons connected with him, holds 20%
       or more of the issued and paid-up share capital
       of S P Setia and also subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the provisions
       of the By-Laws of the ESOS

6.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the passing of Resolution 1, at
       any time and from time to time to offer and
       to grant Mr. Chang Khim Wah, being a Director
       of the Company, options to subscribe up to
       3,000,000 number of new S P Setia Shares under
       the ESOS, that not more than 50% of the new
       S P Setia Shares under the ESOS shall be allocated,
       in aggregate, to eligible Executive Directors
       and senior management of the Company and its
       subsidiaries; that not more than 10% of the
       new S P Setia Shares available under the ESOS
       would be allocated to him, who singly or collectively
       through persons connected with him, holds 20%
       or more of the issued and paid-up share capital
       of S P Setia and also subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the provisions
       of the By-Laws of the ESOS




--------------------------------------------------------------------------------------------------------------------------
 S-OIL CORP                                                                                  Agenda Number:  701821490
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80710109
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7010950004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement: expected dividend        Mgmt          For                            For
       [per share] ordinary shares: KRW 1,500; preferred
       shares: KRW 1,525

2.     Elect the Directors: Executive Director 1 person,         Mgmt          For                            For
       Non Executive Director 4 persons, Outside Director
       6 persons

3.     Elect an Outside Director and Director as the             Mgmt          For                            For
       Auditor Committee Members

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 S1 CORPORATION, SEOUL                                                                       Agenda Number:  701820359
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y75435100
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7012750006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Auditor                                         Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For

6.     Approve the remuneration limit for the Auditor            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SADIA S A                                                                                   Agenda Number:  701872219
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8711W105
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  BRSDIAACNPR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED, IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

A.     To take the accounts of the Director's, to examine,       Non-Voting    No vote
       discuss and vote the financial statements,
       External Auditors and the Finance Committee
       opinion report, relating to the FYE 31 DEC
       2008

B.     The destination of the net profit of the FY               Non-Voting    No vote
       and approve the dividends distributed

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEMS C AND D ONLY. THANK YOU.

C.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and approve to determine the annual remuneration
       for the Directors

D.     Elect the Principal and the Substitute Members            Mgmt          For                            For
       of the Finance Committee and approve to determine
       their remuneration




--------------------------------------------------------------------------------------------------------------------------
 SAHA-UNION PUBLIC CO LTD (FORMERLY SAHA UNION CORP LTD)                                     Agenda Number:  701899518
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74360119
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  TH0010010013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 546010 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       No.15

2.     Acknowledge the Directors' report on the past             Mgmt          For                            For
       year's performance

3.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       accounts for the YE 31 DEC 2008

4.     Approve the appropriation of profit and dividend          Mgmt          For                            For
       payment for the year 2008

5.1    Elect Mr. Damri Darakananda as a Chairman, approve        Mgmt          For                            For
       his authority and remuneration

5.2    Elect Miss. Sriwarin Jirapakkana as a Vice Chairman,      Mgmt          For                            For
       approve his authority and remuneration

5.3    Elect Mr. Prajuab Reonchaidee as a Independent            Mgmt          For                            For
       Director, approve his authority and remuneration

5.4    Elect Mr. Vacharaphong Darakanada as a Director,          Mgmt          For                            For
       approve his authority and remuneration

5.5    Elect Mr. Nantiya Darakanada as a Director,               Mgmt          For                            For
       approve his authority and remuneration

6.     Appoint the Auditor and approve the remuneration          Mgmt          For                            For
       of the Auditor for the year 2009

7.     Approve to nullify the Company's Article of               Mgmt          For                            For
       Association Clause 58




--------------------------------------------------------------------------------------------------------------------------
 SAHAVIRIYA STL INDS PUB LTD                                                                 Agenda Number:  701825880
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7441E146
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  TH0436010Z14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the 19th OGM of shareholders           Mgmt          For                            For

2.     Approve to certify the Company's annual report            Mgmt          For                            For
       and the Board of Directors' report for 2008

3.     Approve the Balance sheets and profit and loss            Mgmt          For                            For
       statements for the FYE 31 DEC 2008

4.     Approve the allocation of 2008 profit                     Mgmt          For                            For

5.     Appoint the Directors replacing those retire              Mgmt          For                            For
       by expiration of term

6.     Acknowledge the Directors' remuneration                   Mgmt          For                            For

7.     Appointment the Auditors and approve the audit            Mgmt          For                            For
       fee

8.     Approve the amendment of Clause 3 of the Company's        Mgmt          For                            For
       Memorandum of Association to add one more objective
       to be in 47 objectives

9.     Any other business [if any]                               Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SALFACORP SA                                                                                Agenda Number:  701676326
--------------------------------------------------------------------------------------------------------------------------
        Security:  P831B0108
    Meeting Type:  EGM
    Meeting Date:  20-Aug-2008
          Ticker:
            ISIN:  CL0000000449
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the social capital in the             Mgmt          For                            For
       equivalent of approx CLP 40,000,000,000 or
       the amount agreed at the shareholders extraordinary
       meeting, to issue and place new payable shares,
       according to the opportunities and price agreed
       at the shareholders meeting, in accordance
       with the law

2.     Approve to modify the social statutes of Salafacorp       Mgmt          For                            For
       S.A., and as a consecuence of this, to substitute
       the transitory Articles 4 and 2 of the social
       statutes

3.     Adopt all other necessary resolutions in order            Mgmt          For                            For
       to make effective this increase of capital
       and to the modify or substitute the social
       statutes as proposed in points 1 and 2 above




--------------------------------------------------------------------------------------------------------------------------
 SAMART CORPORATION PUBLIC CO LTD                                                            Agenda Number:  701855960
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7466V148
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  TH0374010Z17
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SPLIT AND PARTIAL VOTING IS              Non-Voting    No vote
       ALLOWED. THANK YOU.

1.     Approve the minutes of the OGM of shareholders            Mgmt          For                            For
       2008

2.     Approve the Company's 2008 operating results              Mgmt          For                            For
       and the annual report

3.     Approve the Company's financial statements for            Mgmt          For                            For
       2008

4.     Approve the appropriation of legal reserve and            Mgmt          For                            For
       dividend payment for the 2008

5.     Elect the Company's Directors to replace those            Mgmt          For                            For
       who will retire by rotation and approve to
       fix the remuneration of the Board of Directors
       and the Committees' Members for 2009

6.     Appoint the Company's Auditor for 2009 and approve        Mgmt          For                            For
       to fix their remuneration

7.     Approve to revise the exercise price of the               Mgmt          For                            For
       warrants offering to the Company's Directors
       and the employees of the Company and its non-listed
       direct subsidiaries

8.     Approve to revise the Directors who will be               Mgmt          For                            For
       obtained the warrants

9.     Other matter [if any]                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SAMCHULLY CO LTD                                                                            Agenda Number:  701818328
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7467M105
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7004690004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors: 3 Executive Directors                Mgmt          For                            For

4.     Elect the External Director                               Mgmt          For                            For

5.     Elect the Audit Committee Member who is an External       Mgmt          For                            For
       Director

6.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMLING GLOBAL LTD                                                                          Agenda Number:  701746933
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7782K107
    Meeting Type:  AGM
    Meeting Date:  24-Nov-2008
          Ticker:
            ISIN:  BMG7782K1071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO             Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTIONS
       1 TO 7. THANK YOU."

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       of the Company and the reports of the Directors
       and the Auditors thereon for the YE 30 JUN
       2008

2.     Declare a final dividend for the YE 30 JUN 2008           Mgmt          For                            For

3.i.a  Re-elect Mr. David William Oskin as a Director            Mgmt          For                            For

3.i.b  Re-elect Mr. Tan Li Pin, Richard as a Director            Mgmt          For                            For

3.ii   Authorize the Directors to fix the Directors'             Mgmt          For                            For
       remuneration

4.     Re-appoint Messrs KPMG as the Auditors of the             Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

5.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, during the relevant period
       [as specified] to allot, issue and otherwise
       deal with additional ordinary shares of the
       Company [Shares] or securities convertible
       into Shares, or options, warrants or similar
       rights to subscribe for Shares or such convertible
       securities, and to make or grant offers, agreements
       and options which would or might require the
       exercise of such power to make or grant offers,
       agreements and options [including bonds, warrants,
       debentures and other securities convertible
       into Shares] which would or might require the
       exercise of such power after the end of the
       relevant period; the aggregate nominal amount
       of the ordinary share capital allotted or agreed
       conditionally or unconditionally to be allotted
       [whether pursuant to an option or otherwise]
       and issued by the Directors pursuant to the
       approval in paragraph (a) above, otherwise
       than pursuant to: i) a Rights Issue [as specified];
       ii) the exercise of rights of subscription
       or conversion under the terms of any warrants
       issued by the Company or any securities which
       are convertible into Shares; iii) the exercise
       of any option granted under any option scheme
       or similar arrangement for the time being adopted
       for the grant or issue to officers and/or employees
       of the Company and/or any of its subsidiaries
       of Shares or right to acquire Shares; or iv)
       any scrip dividend or similar arrangement providing
       for the allotment of Shares in lieu of the
       whole or part of a dividend on the Shares in
       accordance with the Bye-Laws of the Company
       from time to time shall not exceed 20% of the
       aggregate nominal amount of the ordinary share
       capital of the Company in issue as at the date
       of passing of this resolution and the said
       approval shall be limited accordingly [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by Law or the Bye-Laws
       of the Company to be held]

6.     Authorize the Directors of the Company [Directors],       Mgmt          For                            For
       subject to this resolution, during the Relevant
       Period [as specified] to repurchase ordinary
       shares of the Company [Shares] on The Stock
       Exchange of Hong Kong Limited or on any other
       Stock Exchange on which the Shares may be listed
       and recognized by the Securities and Futures
       Commission and The Stock Exchange of Hong Kong
       Limited for this purpose and subject to and
       in accordance with all applicable laws and
       the requirements of the Rules Governing the
       Listing of Securities on The Stock Exchange
       of Hong Kong Limited or of any other Stock
       Exchange as amended from time to time, the
       aggregate nominal amount of Shares which may
       be repurchased pursuant to the approval in
       paragraph (a) of this resolution shall not
       exceed 10% of the aggregate nominal amount
       of the ordinary share capital of the Company
       in issue as at the date of passing of this
       resolution and the said approval shall be limited
       accordingly [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       Law or the Bye-Laws of the Company to be held]

7.     Approve, subject to the passing of Resolutions            Mgmt          For                            For
       5 and 6 as set out in the notice of this meeting,
       the general mandate granted to the Directors
       of the Company [Directors] to exercise the
       powers of the Company to allot, issue and otherwise
       deal with ordinary shares of the Company pursuant
       to the Resolution 5 as specified by the addition
       to the aggregate nominal amount of the ordinary
       share capital of the Company which may be allotted
       by the Directors pursuant to such general mandate,
       an amount representing the aggregate nominal
       amount of the ordinary share capital of the
       Company repurchased by the Company under the
       authority granted pursuant to the Resolution
       6 set out in the notice of this meeting, provided
       that such amount shall not exceed 10% of the
       aggregate nominal amount of the ordinary share
       capital of the Company in issue as at the date
       of passing of this resolution




--------------------------------------------------------------------------------------------------------------------------
 SAMLING GLOBAL LTD                                                                          Agenda Number:  701761884
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7782K107
    Meeting Type:  SGM
    Meeting Date:  24-Nov-2008
          Ticker:
            ISIN:  BMG7782K1071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" FOR ALL RESOLUTIONS
       THANK YOU.

1.     Approve, the agreement for the sale of logs,              Mgmt          For                            For
       plywood and laminated veneer lumber dated 21
       OCT 2008 between the Company and Sojitz Corporation
       for a term commencing from 01 JUL 2009 to 30
       JUN 2012, being a non-exempt continuing connected
       transaction under the Rules Governing the Listing
       of Securities on The Stock Exchange Limited,
       and the aggregate amount of sales of logs by
       Kayuneka Sdn. Bhd plywood and other wood products
       by Samling Plywood [Miri] Sdn. Bhd. and Samling
       Plywood [Baramas] Sdn. Bhd., and laminated
       veneer lumber by Foothill LVL & Plywood [Cangshan]
       Co., Ltd., all being subsidiaries of the Company,
       to Sojitz Corporation and its subsidiaries
       for the 3 YE 30 JUN 2010, 2011and 2012, being
       proposed New Sojitz Chapters USD 40 million
       as specified: Authorize the Directors of the
       Company to do all such acts, deeds and things
       and to negotiate, finalize and/or sign, all
       such documents as they shall, in their absolute
       discretion, deem fit in order to effect and
       complete the foregoing approved Resolutions
       and to comply with any requirements of any
       regulatory authority in connection therewith,
       including but not limited to The Stock Exchange
       of Hong Kong Limited

2.     Approve, the revision of the Chapter on the               Mgmt          For                            For
       aggregate amount of sale of housing products
       by Samling Housing Products Sdn Bhd., a subsidiary
       of the Company [Samling Housing], to Sojitz
       Building Materials Corporation [Sojitz Building]
       for the FYE 30 JUN 2009 from USD 12 million
       to USD 20 million, the agreement for the sale
       of housing products dated 21 OCT 2008 between
       the Company and Sojitz Corporation for a term
       commencing from 01 JUL 2009 to 30 JUN 2012,
       being a non-exempt continuing connected transaction
       under the Rules Governing the Listing of Securities
       on The Stock Exchange Limited, and the aggregate
       amount of sale of housing products by Samling
       Housing to Sojitz Building and its subsidiaries
       for the 3 YE 30 JUN 2010, 2011 and 2012, being
       proposed New Sojitz Building Chapters USD 23
       Million, 24 Million and 25 Million: Authorize
       the Directors of the Company to do all such
       acts, deeds and things and to negotiate, finalize
       and/or sign, all such documents as they shall,
       in their absolute discretion, deem fit in order
       to effect and complete the foregoing approved
       Resolutions and to comply with any requirements
       of any regulatory authority in connection therewith,
       including but not limited to The Stock Exchange
       of Hong Kong Limited

3.     Approve, the revision of the Chapter on the               Mgmt          For                            For
       aggregate amount of purchase of logging vehicles
       and parts by Syarikat Samling Timber Sdn Bhd
       Tamex Timber Sdn Bhd and Miri Parts Trading
       Sdn. Bhd., all being subsidiaries of the Company,
       from Hap Seng Auto Sdn. Bhd. [Hap Seng Auto],
       a subsidiary of Hap Seng Consolidated Berhad,
       for the FYE 30 JUN 2009 from USD 15 million
       to USD 19 million, the agreement for the purchase
       of logging vehicles and parts dated 21 OCT
       2008 between Syarikat Samling Timber Sdn Bhd.,
       Tamex Timber Sdn. Bhd., Miri Parts Trading
       Sdn. Bhd. and Sorvino Holdings Sdn. Bhd., all
       being subsidiaries of the Company [collectively,
       the Samling Subsidiaries], as purchaser and
       Hap Seng Auto as vendor for a term commencing
       from 01 JUL 2009 to 30 JUN 2012, being a non-exempt
       continuing connected transaction under the
       Rules Governing the Listing of Securities on
       The Stock Exchange Limited, and the aggregate
       amount of purchase of logging vehicles and
       parts by the Samling Subsidiaries from Hap
       Seng Auto for the 3 YE 30 JUN 2010, 2011 and
       2012, being proposed New Hap Seng Auto Chapter
       USD 14.5 Miilion: Authorize the Directors of
       the Company to do all such acts, deeds and
       things and to negotiate, finalize and/or sign,
       all such documents as they shall, in their
       absolute discretion, deem fit in order to effect
       and complete the foregoing approved Resolutions
       and to comply with any requirements of any
       regulatory authority in connection therewith,
       including but not limited to The Stock Exchange
       of Hong Kong Limited

4.     Approve the agreement for the trade in of used            Mgmt          For                            For
       logging vehicles dated 21 OCT 2008 by Syarikat
       Samling Timber Sdn. Bhd. [SST] and Tamex Timber
       Sdn. Bhd [Tamex Timber], all being subsidiaries
       of the Company, to Hap Seng Auto Sdn. Bhd.
       [Hap Seng Auto], a subsidiary of Hap Seng Consolidated
       Berhad, for a term commencing from 30 JUN 2009
       to 30 JUN 2011, being a non-exempt continuing
       connected transaction under the Rules Governing
       the Listing of Securities on The Stock Exchange
       Limited, and the aggregate trade in value of
       used logging vehicles by SST and Tamex Timber
       to Hap Seng Auto for the 3 YE 30 JUN 2009,
       2010 and 2011, being proposed New Hap Seng
       Auto Trade In Chapters USD 4.2 Million, 2.5
       Million, 2.5 Million: Authorize the Directors
       of the Company to do all such acts, deeds and
       things and to negotiate, finalize and/or sign,
       all such documents as they shall, in their
       absolute discretion, deem fit in order to effect
       and complete the foregoing approved Resolutions
       and to comply with any requirements of any
       regulatory authority in connection therewith,
       including but not limited to The Stock Exchange
       of Hong Kong Limited

5.     Approve that, in respect of an agreement between          Mgmt          For                            For
       Syarikat Samling Timber Sdn. Bhd [SST], a wholly-owned
       subsidiary of the Company and Grand Perfect
       Sdn. Bhd [Grand Perfect], a joint venture Company
       with Samling Strategic Corporation Sdn. Bhd
       which is a substantial shareholder of the Company
       dated 05 DEC 2002 [as amended by the supplemental
       agreements dated 17 MAY 2006 and 05 AUG 2008]
       pursuant to which Grand Perfect subcontracted
       SST to establish tree plantations in Sarawak,
       Malaysia for and on behalf of Grand Perfect,
       the revision of the chapter on the aggregate
       amount of prescribed fees paid by Grand Perfect
       to SST, for the establishment of tree plantations
       for the FYE 30 JUN 2009 from USD 3.5 million
       to USD 6 million, and the new chapter of USD
       3.8 million on the aggregate amount of prescribed
       fees paid by Grand Perfect to SST for the FYE
       30 JUN 2010: Authorize the Directors of the
       Company to do all such acts, deeds and things
       and to negotiate, finalize and/or sign, all
       such documents as they shall, in their absolute
       discretion, deem fit in order to effect and
       complete the foregoing approved Resolutions
       and to comply with any requirements of any
       regulatory authority in connection therewith,
       including but not limited to The Stock Exchange
       of Hong Kong Limited

6.     Approve, the revision of the Chapter on the               Mgmt          For                            For
       aggregate amount of sale of fertilizers and
       agro chemicals by Hap Seng Fertilizers Sdn.
       Bhd. [Hap Seng Fertilizers], a subsidiary of
       Hap Seng Consolidated Berhad, to Amalania Koko
       Berhad, Timor Enterprises Sdn. Bhd and Samling
       Plantation Sdn. Bhd all subsidiaries of Glenealy
       Plantations [Malaya] Berhad [collectively,
       the Glenealy Subsidiaries], for the FYE 30
       JUN 2009 from USD 3.6 million to USD 13.7 million,
       the agreement for the sale of fertilizers and
       agro chemicals dated 21 OCT 2008 between the
       Glenealy Subsidiaries as purchaser and Hap
       Seng Fertilizers as vendor for a term commencing
       from 01 JUL 2009 to 30 JUN 2012, being a non-exempt
       continuing connected transaction under the
       Rules Governing the Listing of Securities on
       The Stock Exchange Limited, and the aggregate
       amount of sale of fertilizers and agro chemicals
       by Hap Seng Fertilizers to the Glenealy Subsidiaries
       for the 3 YE 30 JUN 2010, 2011 and 2012, being
       proposed New Hap Seng Fertilizers Chapters
       USD 26.4 Million, 30.5 Million, 33.2 Million:
       Authorize the Directors of the Company to do
       all such acts, deeds and things and to negotiate,
       finalize and/or sign, all such documents as
       they shall, in their absolute discretion, deem
       fit in order to effect and complete the foregoing
       approved Resolutions and to comply with any
       requirements of any regulatory authority in
       connection therewith, including but not limited
       to The Stock Exchange of Hong Kong Limited:
       Authorize the Directors of the Company to do
       all such acts, deeds and things and to negotiate,
       finalize and/or sign, all such documents as
       they shall, in their absolute discretion, deem
       fit in order to effect and complete the foregoing
       approved Resolutions and to comply with any
       requirements of any regulatory authority in
       connection therewith, including but not limited
       to The Stock Exchange of Hong Kong Limited

7.     Approve, the revision of the Chapter on the               Mgmt          For                            For
       aggregate amount of sale of fertilizers and
       agro chemicals by Hap Seng Fertilizers Sdn.
       Bhd. [Hap Seng Fertilizers], a subsidiary of
       Hap Seng Consolidated Berhad, to Amalania Koko
       Berhad, Timor Enterprises Sdn. Bhd and Samling
       Plantation Sdn. Bhd all subsidiaries of Glenealy
       Plantations [Malaya] Berhad [collectively,
       the Glenealy Subsidiaries], for the FYE 30
       JUN 2009 from USD 3.6 million to USD 13.7 million,
       the agreement for the sale of fertilizers and
       agro chemicals dated 21 OCT 2008 between the
       Glenealy Subsidiaries as purchaser and Hap
       Seng Fertilizers as vendor for a term commencing
       from 01 JUL 2009 to 30 JUN 2012, being a non-exempt
       continuing connected transaction under the
       Rules Governing the Listing of Securities on
       The Stock Exchange Limited, and the aggregate
       amount of sale of fertilizers and agro chemicals
       by Hap Seng Fertilizers to the Glenealy Subsidiaries
       for the 3 YE 30 JUN 2010, 2011 and 2012, being
       proposed New Hap Seng Fertilizers Chapters
       USD 26.4 Million, 30.5 Million, 33.2 Million:
       Authorize the Directors of the Company to do
       all such acts, deeds and things and to negotiate,
       finalize and/or sign, all such documents as
       they shall, in their absolute discretion, deem
       fit in order to effect and complete the foregoing
       approved Resolutions and to comply with any
       requirements of any regulatory authority in
       connection therewith, including but not limited
       to The Stock Exchange of Hong Kong Limited




--------------------------------------------------------------------------------------------------------------------------
 SAMSON HOLDING LTD                                                                          Agenda Number:  701916275
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7783W100
    Meeting Type:  AGM
    Meeting Date:  21-May-2009
          Ticker:
            ISIN:  KYG7783W1006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Adopt the audited consolidated financial statements       Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.a    Re-elect Mr. Shan Huei Kuo as a Director                  Mgmt          For                            For

3.b    Re-elect Ms. Yi-Mei Liu as a Director                     Mgmt          For                            For

3.c    Re-elect Mr. Sheng Hsiung Pan as a Director               Mgmt          For                            For

3.d    Re-elect Mr. Sui-Yu Wu as a Director                      Mgmt          For                            For

4.     Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors for the YE 31
       DEC 2009

5.     Re-appoint Messrs. Deloitte Touche Tohmatsu               Mgmt          For                            For
       as the Auditors and authorize the Board of
       Directors to fix their remuneration

6.     Authorize the Directors of the Company [the               Mgmt          Against                        Against
       Directors] to issue, allot and deal with additional
       shares in the capital of the Company and to
       make or grant offers, agreements and options
       [including bonds, warrants and debentures convertible
       into shares of the Company] during and after
       the end of the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       issued share capital of the Company otherwise
       than pursuant to a rights issue or pursuant
       to the exercise of any subscription rights
       which are or may be granted under any option
       scheme or any scrip dividend scheme or similar
       arrangements, any adjustment of rights to subscribe
       for shares under options and warrants; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Articles of Association
       of the Company is to be held by Law]

7.     Authorize the Directors of the Company [the               Mgmt          Against                        Against
       Directors], to purchase its own shares on The
       Stock Exchange of Hong Kong Limited [the Stock
       Exchange] or any other Stock Exchange on which
       the securities of the Company may be listed
       and recognized by the Securities and Futures
       Commission of Hong Kong [the Securities and
       Futures Commission] and the Stock exchange
       for such purpose, subject to and in connection
       with all applicable laws and the rules and
       regulations of the Securities and Future Commission,
       the Stock Exchange or of other stock exchange
       as amended from time to time, during the relevant
       period, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       is to be held by Law]

8.     Approve, conditional upon the passing of Resolutions      Mgmt          Against                        Against
       6 and 7 as specified, the general mandate granted
       to the Directors to allot, issue and deal with
       additional shares in the capital of the Company
       pursuant to ordinary Resolution 6 be extended
       by the addition thereto the aggregate nominal
       amount of the share capital of the Company
       repurchased by the Company under the authority
       granted pursuant to Resolution 7, to the aggregate
       nominal amount shall not exceed 10% of the
       existing issued share capital of the Company
       as at the date of passing of this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG C&T CORP                                                                            Agenda Number:  701821767
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7470R109
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7000830000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Elect the Director                                        Mgmt          For                            For

3.     Elect the Audit Committee Member                          Mgmt          For                            For

4.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG CARD CO LTD                                                                         Agenda Number:  701819938
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7T70U105
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7029780004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Auditor Committee Member                        Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ELECTRO-MECHANICS CO LTD, SUWON                                                     Agenda Number:  701817415
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7470U102
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7009150004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Elect the Directors : Nominee of Director :               Mgmt          For                            For
       Mr. Park, Jong Woo; Nominee of Outside Director:
       Mr. Lee, Seung Jae

3.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ELECTRS LTD                                                                         Agenda Number:  701818013
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74718100
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7005930003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Elect the External Director                               Mgmt          For                            For

3.     Elect the Internal Director                               Mgmt          For                            For

4.     Elect the Audit Committee Member                          Mgmt          For                            For

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ENGINEERING CO LTD, SEOUL                                                           Agenda Number:  701817629
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7472L100
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7028050003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the Directors : 1 Executive Director,               Mgmt          For                            For
       1 Outside Director

4.     Approve the remuneration limit for the Director           Mgmt          For                            For

5.     Approve the remuneration limit for the Auditor            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG FINE CHEMICALS CO LTD, ULSAN                                                        Agenda Number:  701818645
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7472W106
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7004000006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For

3.     Approve the limit of remuneration of the Directors        Mgmt          For                            For

4.     Approve the limit of remuneration of the Auditors         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG FIRE & MARINE INSURANCE CO LTD, SEOUL                                               Agenda Number:  701949755
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7473H108
    Meeting Type:  AGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  KR7000810002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       In the Korean market, the vote option of ABSTAIN          Non-Voting    No vote
       is determined to be acceptable or not in accordance
       with the local sub custodians regulations.
       Please contact your client service representative
       to see if the recipient of your voting instructions
       will treat ABSTAIN as a valid vote option.

1.     Approve the appropriation of income and dividends         Mgmt          For                            For
       of KRW 3,000 per common share

2.     Amend the Articles of Incorporation regarding             Mgmt          For                            For
       pre-emptive rights, public offerings, stock
       options, public notice for shareholder meeting,
       Audit Committee, and share cancellation

3.     Elect 1 Inside Director and 3 Outside Directors           Mgmt          For                            For

4.     Elect 2 Members of the Audit Committee                    Mgmt          For                            For

5.     Approve the total remuneration of Inside Directors        Mgmt          For                            For
       and Outside Directors




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG HEAVY INDS LTD                                                                      Agenda Number:  701818657
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7474M106
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7010140002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve Appropriation of Income and Dividends             Mgmt          For                            For
       of KRW 500 per Common Share

2.     Amend Articles of Incorporation regarding business        Mgmt          For                            For
       objectives, preemptive rights, public offerings,
       stock options, public notice for Shareholder
       Meeting, and outside Directors

3.     Elect 4 Directors                                         Mgmt          For                            For

4.     Elect 2 Members of Audit Committee                        Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       SHARE AMOUNT. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG SDI CO LTD                                                                          Agenda Number:  701818114
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74866107
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7006400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Elect Messrs. Soon Taek Kim, Jung Hwa Lee, Byung          Mgmt          For                            For
       Bok Jeon as the Directors and  Messrs. Young
       Kil Bae, Jin Taek Lim, Hee Kyoung Kim as the
       Outside Directors

3.     Elect Messrs. Young Kil Bae, Jin Taek Lim, Joon           Mgmt          For                            For
       Chul Jang the Audit Committee Member as the
       Outside Director

4.     Approve the remuneration limit for the Director           Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF DIRECTOR NAMES. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG SDI CO LTD, SUWON                                                                   Agenda Number:  701669662
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74866107
    Meeting Type:  EGM
    Meeting Date:  04-Sep-2008
          Ticker:
            ISIN:  KR7006400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING

1.     Approve the spin-off                                      Mgmt          For                            For

       PLEASE NOTE THAT THE ISSUING COMPANY WILL OWN             Non-Voting    No vote
       100 % OF SHARES OF THE NEWLY ESTABLISHED COMPANY
       RESULTED AFTER THIS SPIN-OFF. THIS SPIN-OFF
       DOES NOT AFFECT ON YOUR HOLDINGS. THANK YOU

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ADDITION       Non-Voting    No vote
       OF COMMENT. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG SECURITIES CO LTD, SEOUL                                                            Agenda Number:  701959946
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7486Y106
    Meeting Type:  AGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  KR7016360000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.1    Elect the outside Directors                               Mgmt          For                            For

3.2    Elect the Directors                                       Mgmt          For                            For

4.1    Elect the Auditor Committee Member as the outside         Mgmt          For                            For
       Directors

4.2    Elect the Auditor Committee Member as Directors           Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG TECHWIN CO LTD, SEOUL                                                               Agenda Number:  701762103
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7470L102
    Meeting Type:  EGM
    Meeting Date:  19-Dec-2008
          Ticker:
            ISIN:  KR7012450003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the spin-off                                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG TECHWIN CO LTD, SEOUL                                                               Agenda Number:  701822884
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7470L102
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7012450003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements, expected dividend:      Mgmt          For                            For
       KRW400 per ordinary share

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Auditor Committee Member                        Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAN MIGUEL CORP                                                                             Agenda Number:  701660070
--------------------------------------------------------------------------------------------------------------------------
        Security:  799085402
    Meeting Type:  AGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  PH7990854025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 492291. DUE TO CHANGE IN VOTING STATUS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       Certification of the notice and the quorum                Non-Voting    No vote

1.A    Elect Mr. Eduardo M. Cojuangco, Jr as a Director          Mgmt          For                            For

1.B    Elect Mr. Ramon S. Ang as a Director                      Mgmt          For                            For

1.C    Elect Mr. Estelito P. Mendoza as a Director               Mgmt          For                            For

1.D    Elect Mr. Inigo Zobel as a Director                       Mgmt          For                            For

1.E    Elect Mr. Winston F. Garcia as a Director                 Mgmt          For                            For

1.F    Elect Mr. Menardo R. Jimenez as a Director                Mgmt          For                            For

1.G    Elect Mr. Pacifico M. Fajardo as a Director               Mgmt          For                            For

1.H    Elect Mr. Leo S. Alvez as a Director                      Mgmt          For                            For

1.I    Elect Mr. Egmidio de Silva Jose as a Director             Mgmt          For                            For

1.J    Elect Mr. Silvestre H. Bello III as a Director            Mgmt          For                            For

1.K    Elect Mr. Kazuhiro Tsukahara as a Director                Mgmt          For                            For

1.L    Elect Mr. Koichi Matsuzawa as a Director                  Mgmt          For                            For

1.M    Elect Mr. Hirotake Kobayashi as a Director                Mgmt          For                            For

1.N    Elect Mr. Hector L. Hofilena as a Director                Mgmt          For                            For

1.O    Elect Mr. Carmelo L. Santiago as a Director               Mgmt          For                            For

1.P    Elect Mr. Carazon S. De La Paz Bernardo as an             Mgmt          For                            For
       Independent Board of Director

2.     Authorize the Company to pursue and implement             Mgmt          For                            For
       a Corporate Restructuring Plan and the Board
       of Directors to approve the implementing transactions
       of such Corporate Restructuring Plan

3.     Approve the minutes of the regular stockholders'          Mgmt          For                            For
       meeting held on 24 JUL 2007

4.     Approve the annual report of the Company for              Mgmt          For                            For
       the YE 31 DEC 2007

5.     Ratify the acts and the proceedings of the Board          Mgmt          For                            For
       of Directors and the Corporate Officers since
       the 2007 annual stockholders meeting

6.     Appoint Manabat Sanagustin & Company as the               Mgmt          For                            For
       External Auditors of the Company

       Other matters                                             Non-Voting    No vote

       Adjournment                                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SANLAM LTD                                                                                  Agenda Number:  701907149
--------------------------------------------------------------------------------------------------------------------------
        Security:  S7302C137
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  ZAE000070660
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.0.1  Adopt the annual financial statements of the              Mgmt          For                            For
       group and the Company for the YE 31 DEC 2008

2.O.2  Appoint a Firm of External Auditors for the               Mgmt          For                            For
       Company, the Audit Committee of the Board recommends
       the re-appointment of Ernst Young Inc, and
       in particular Mr. M. P. Rapson, being the individual
       registered Auditor who has undertaken the Company's
       Audit

3.O.3  Approve to take note of the remuneration of               Mgmt          For                            For
       the External Auditors as determined by the
       Audit Committee of the Board

4.O.1  Re-elect Mr. Z. B. Swanepoel as a Director of             Mgmt          For                            For
       the Company, who retires by rotation in terms
       of Article 14 of the Articles of Association
       of the Company

4.O.2  Re-elect Mr. A. D. Botha as a Director of the             Mgmt          For                            For
       Company, who retires by rotation in terms of
       Article 14 of the Articles of Association of
       the Company

4.O.3  Re-elect Mr. R. K. Morathi as a Director of               Mgmt          For                            For
       the Company, who retires by rotation in terms
       of Article 14 of the Articles of Association
       of the Company

4.O.4  Re-elect Mr. S. A. Nkosi as a Director of the             Mgmt          For                            For
       Company, who retires by rotation in terms of
       Article 14 of the Articles of Association of
       the Company

4.O.5  Re-elect Mr. P. L. Zim as a Director of the               Mgmt          For                            For
       Company, who retires by rotation in terms of
       Article 14 of the Articles of Association of
       the Company

5.O.5  Approve the total amount of the Directors remuneration    Mgmt          For                            For
       for the FYE 31 DEC 2008

6.O.6  Approve with or without modification, a 5% increase       Mgmt          For                            For
       in the all inclusive remuneration package of
       the Chairman as well as a 10% increase in the
       fees paid to the Members of Board Committees
       for the period 01 JUL 2009 up to 30 JUN 2010

7.O.7  Approve, in accordance with the requirements              Mgmt          For                            For
       of the JSE Limited Listings Requirements that
       the amendments required to be made to the Trust
       Deed of the San lam Limited Share Incentive
       Trust established and approved by the shareholders
       of the Company in 1998 as amended [the Initial
       Incentive Plan] and each of the Deferred Share
       Plan, the Performance Deferred Share Plan and
       the Restricted Share Plan established and approved
       by shareholders of the Company in 2008

8.O.8  Approve, subject to the adoption of O.7 as specified      Mgmt          For                            For
       in this notice convening the AGM in terms of
       Section 221(2) of the Companies Act, No.61
       of 1973, as amended, that the allotment and
       issue [as a fresh issue or the use of treasury
       shares] as a specific authority, pursuant to
       the provisions of any 1 or all of the Trust
       Deed of the Sanlam Limited Share Incentive
       Trust established and approved by the shareholders
       of the Company in 1998 as amended [the Initial
       Incentive Plan] and each of the Deferred Share
       Plan, the Performance Deferred Share Plan and
       the Restricted Share Plan established and approved
       by shareholders of the Company in 2008

9.S.1  Approve to cancel, in terms of Section 75(1)(h)           Mgmt          For                            For
       of the Companies Act, and the Articles of Association
       of the Company, the 52,000,000 Sanlam A convertible
       redeemable non participating Preference Shares
       of ZAR 0.01 each in the Company's authorized
       share capital

10.S2  Adopt the Resolution S.1, in terms of Section             Mgmt          For                            For
       56[4] of the Companies Act, paragraph 8 of
       the Memorandum of Association of the Company
       substituted with the specified 8 Capital, 8.1
       par value, the authorized share capital of
       the Company is ZAR 41,650,000 divided into
       8.1.1 4,000,000,000 ordinary par value shares
       of ZAR 0.01 cent each, 8.1.2 ZAR nil preference
       par value shares, 8.1.2 ZAR nil preference
       par value shares, 8.1.3 ZAR nil redeemable
       preference par value shares, 8.1.4 56,500,000
       A convertible participating deferred shares
       of ZAR 0.01 cent each, 8.1.5 56,500,000 B convertible
       participating deferred shares of ZAR 0.01 cent
       each 8.2 no par value 8.2.1 the number of no
       par value ordinary shares is nil, 8.2.2 the
       number of no par value preference shares is
       nil, 8.2.3 the number of no par value redeemable
       preference shares is nil

11S3   Amend, subject to the adoption of S.1, in terms           Mgmt          For                            For
       of Section 62 of the Companies Act, the Articles
       of Association of the Company by the deletion
       of Article 40

12.S4  Approve, in terms of Article 37 of the Articles           Mgmt          For                            For
       of Association of the Company, the Company
       as a general approval contemplated in Section
       85 and 89 of the Companies Act, whether by
       way of a single transaction or a series of
       transactions: a) the purchase of any of its
       securities by the Company or its subsidiaries,
       including ordinary shares of ZAR 0.01 each
       in the capital of the Company b) the purchase
       of such securities by the Company in any holding
       company of the Company, if any, and any subsidiary
       of any such holding Company c) the purchase
       by and or transfer to the Company of any of
       its securities purchased pursuant to a) above
       and d) the purchase by and or transfer to any
       holding company of the Company and or any subsidiary
       of any such holding company of any securities
       purchased pursuant to b) above, conditions
       apply

13.O9  Authorize any Director of the Company, and where          Mgmt          For                            For
       applicable the secretary of the Company, to
       do all such things, sign all such documentation
       and take all such actions as may be necessary
       to implement the aforesaid Ordinary and Special
       Resolutions




--------------------------------------------------------------------------------------------------------------------------
 SANTAM LTD                                                                                  Agenda Number:  701880696
--------------------------------------------------------------------------------------------------------------------------
        Security:  S73323115
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  ZAE000093779
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Adopt the annual financial statements                     Mgmt          For                            For

O.2    Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       for the Company

O.3    Re-appoint Mr. JG Le Roux as a Director, who              Mgmt          For                            For
       retire by rotation in accordance with Section
       63 of the Company's Articles of Association

O.4    Re-appoint Mr. JP Rowse as a Director, who retire         Mgmt          For                            For
       by rotation in accordance with Section 63 of
       the Company's Articles of Association

O.5    Re-appoint Mr. Ge Rudman as a Director, who               Mgmt          For                            For
       retires by rotation in accordance with Section
       63 of the Company's Articles of Association

O.6    Re-appoint Mr. Dk Smith as a Director, who retires        Mgmt          For                            For
       by rotation in terms of Section 63 of the Company's
       Articles of Association

O.7    Re-appoint Mr. DCM Gihwala as a Director, who             Mgmt          For                            For
       retires by rotation in terms of Section 65
       of the Company's Articles of Association

O.8    Approve the Directors remuneration scale for              Mgmt          For                            For
       2009

O.9    Approve the placement of 5 million shares under           Mgmt          For                            For
       the control of the Directors

S.1    Grant authority to buy back shares                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAPPI LTD                                                                                   Agenda Number:  701730322
--------------------------------------------------------------------------------------------------------------------------
        Security:  S73544108
    Meeting Type:  OGM
    Meeting Date:  03-Nov-2008
          Ticker:
            ISIN:  ZAE000006284
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Approve the proposed acquisition by the Company           Mgmt          For                            For
       of the business and assets being acquired from
       M-real in terms of the Master Agreement and
       other Transaction Agreements, as specified;
       and authorize the Directors of the Company,
       as a specific authority in terms of Section
       221 of the Companies Act, to allot and issue
       the Settlement Shares on all of the terms and
       conditions of the Master Agreement as and when
       the Company becomes obliged to issue them in
       accordance with the terms and conditions of
       the Master Agreement, a copy of which has been
       made available for inspection at the registered
       office of the Company during normal office
       hours from 08:00 to 16:30

S.1    Approve to increase the authorized ordinary               Mgmt          For                            For
       share capital of the Company from ZAR 325,000,000,
       comprising 325,000,000 ordinary shares of ZAR
       l.00 each, to ZAR l,325,000,000, comprising
       1,325,000,000 ordinary shares of ZAR 1.00 each,
       by the creation of 1,000,000,000 new ordinary
       shares of ZAR l .00 each

O.2    Approve, subject to the passing of Resolution             Mgmt          For                            For
       O.1, to place all of the authorized but unissued
       ordinary shares in the capital of the Company,
       including those created pursuant to Resolution
       S.1 if it is passed and duly registered, and
       excluding those which will be subject to the
       Directors' specific authority pursuant to Resolution
       O.1 if it is passed, under the control of the
       Directors of the Company with a general authority
       to allot and issue all or part of them, in
       their discretion, in terms of Section 221 of
       the Companies Act, pursuant to the Rights Offering;
       and subject always to the provisions of Article
       6 of the Company's Articles of Association,
       the payment by the Company of Commission, whether
       in the form of cash, Sappi Shares or other
       equity linked instruments, on such terms and
       conditions as the Directors, in their discretion,
       may decide, to the underwriters of the Rights
       Offering, be authorized as required in terms
       of Article 6 of the Company's Articles of Association

O.3    Approve, subject to the passing of Resolution             Mgmt          For                            For
       O.1, the passing and registration of Resolution
       S.1 and the passing of Resolution O.2, a waiver
       of any obligation, which might otherwise arise
       on the part of any underwriters appointed by
       the Company for the Rights Offering (the Underwriters)
       to make a mandatory offer in accordance with
       the requirements of Rule 8.1 of the Securities
       Regulation Code on Takeovers and Mergers (the
       Code), if the Underwriters become obliged,
       in terms of their obligation to underwrite
       the Rights Offering, to acquire enough Sappi
       Shares for the acquisition to be an affected
       transaction in terms of the Code




--------------------------------------------------------------------------------------------------------------------------
 SAPPI LTD                                                                                   Agenda Number:  701792447
--------------------------------------------------------------------------------------------------------------------------
        Security:  S73544108
    Meeting Type:  AGM
    Meeting Date:  02-Mar-2009
          Ticker:
            ISIN:  ZAE000006284
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Re-elect the Directors, who retires by rotation,          Mgmt          For                            For
       in terms of Sappis Articles of Association

O.1.1  Re-elect Mr. David Charles Brink as a Director            Mgmt          For                            For
       of Sappi Limited, until 31 DEC 2009

O.1.2  Re-elect Professor Meyer Feldberg as a Director           Mgmt          For                            For
       of Sappi Limited, until 31 DEC 2009

O.1.3  Re-elect Mr. James Edward Healey as a Director            Mgmt          For                            For
       of Sappi Limited, until 31 DEC 2009

O.1.4  Re-elect Mr. Helmut Claus-Jurgen Mamsch as a              Mgmt          For                            For
       Director of Sappi Limited, until 31 DEC 2009

O.2    Re-appoint Deloitte and Touche as the Auditors            Mgmt          For                            For
       of Sappi Limited for the YE 30 SEP 2009

S.1    Approve to reduce the authorized ordinary share           Mgmt          For                            For
       capital of the company from ZAR 1,325,000,000
       comprising 1,325,000,000 ordinary shares of
       ZAR 1.00 each to ZAR 725,000,000 comprising
       725,000,000 ordinary shares of ZAR 1.00 each,
       by the cancellation of 600,000,000 unissued
       ordinary shares of ZAR 1.00 each, which at
       the time of passing of this resolution, have
       not been taken up or agreed to be taken up
       by any person

O.3    Approve to place under the control of the Directors       Mgmt          For                            For
       of Sappi, subject to the provision s of the
       Companies Act 61 of 1973, as amended and the
       Listings Requirements o f the JSE Limited,
       a total of 25,000,000 ordinary shares in Sappi
       Limited [comprising ordinary shares in the
       authorized but issued share capital of Sappi
       and or treasury shares owned by one or more
       subsidiaries of Sappi from time to time], and
       to allot and issue or otherwise dispose of
       all or any of such shares to such person or
       persons on such terms and conditions and at
       such times as the Directors of Sappi may from
       time to time in their discretion deem fit.
       It is recorded that the Listing Requirements
       [Listing Requirements] of the JSE Limited [JSE)]
       currently require, inter alia, that a Company
       may only undertake a general issue for cash
       or be generally authorized to use treasury
       share if; [Authority expires at the earlier
       of the next AGM of the Company or 15 months
       from the date of passing of such resolution]
       such shares do not in any one FY in the aggregate
       exceed 15% of the Company's issued shares

O.4    Approve, until otherwise determined by Sappi              Mgmt          For                            For
       Limited [Sappi] in general meeting with effect
       from 01 OCT 2008, to adjust the remuneration
       of the Non-Executive Directors for their services

O.5    Authorize any Directors of Sappi Limited to               Mgmt          For                            For
       sign all such documents and do all such things
       as may be necessary for or incidental to the
       implementation of the resolutions passed at
       the AGM held on 02 MAR 2008 or any adjournment
       thereof

       Receive and consider the annual financial statements      Non-Voting    No vote
       for the YE SEP 2008

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF NON-NUMBERED AND NON-VOTABLE RESOLUTION
       AND DUE TO CHANGE IN NUMBERING OF RESOLUTION.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 SAPURACREST PETROLEUM BHD                                                                   Agenda Number:  701624682
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7516M106
    Meeting Type:  AGM
    Meeting Date:  01-Jul-2008
          Ticker:
            ISIN:  MYL8575OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements together         Mgmt          For                            For
       with the Directors' and Auditors' reports for
       the FYE 31 JAN 2008

2.     Approve the payment of a first and final gross            Mgmt          For                            For
       dividend of 2 sen per share less Malaysian
       Income Tax at 26% for the FYE 31 JAN 2008

3.     Approve the Directors' fees for the FYE 31 JAN            Mgmt          For                            For
       2008

4.     Re-elect Mr. Datuk Shahril Shamsuddin as a Director,      Mgmt          For                            For
       who retire pursuant to Articles 95 and 96 of
       the Articles of Association of the Company

5.     Re-elect Dr. Tan Sri Datuk Amar Hamid Bugo as             Mgmt          For                            For
       a Director, who retire pursuant to Articles
       95 and 96 of the Articles of Association of
       the Company

6.     Re-elect Mr. Tan Sri Ibrahim Menudin, who retires         Mgmt          For                            For
       pursuant to Article 100 of the Articles of
       Association of the Company

7.     Re-appoint Ernst & Young as the Auditors of               Mgmt          For                            For
       the Company until the conclusion of the next
       AGM and authorize the Directors to fix their
       remuneration

8.     Authorize the Directors, subject to the provisions        Mgmt          For                            For
       of the Company's of Articles of Association
       and the listing requirements of Bursa Malaysia
       Securities Berhad [Bursa Malaysia], pursuant
       to Section 132D of the Companies Act, 1965,
       to issue shares in the Company at any time
       and upon such terms and conditions and for
       such purpose as the Directors may, in their
       absolute discretion deem fit, provided that
       the aggregate number of shares issued pursuant
       to this resolution does not exceed 10% of the
       total issued and paid-up share capital of the
       Company as at the date of such issuance and
       to obtain all necessary approvals from the
       relevant authorities for the issuance and the
       listing of and quotation for the additional
       shares so issued on Bursa Malaysia; and [Authority
       expires at the conclusion of the next AGM of
       the Company]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SAPURACREST PETROLEUM BHD                                                                   Agenda Number:  701999267
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7516M106
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  MYL8575OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to lay the audited financial statements           Mgmt          For                            For
       together with the Directors' and the Auditors'
       reports for the FYE 31 JAN 2009

2.     Approve the payment of a single-tier final dividend       Mgmt          For                            For
       of 3 sen per share for the FYE 31 JAN 2009

3.     Approve the Directors' fees for the FYE 31 JAN            Mgmt          For                            For
       2009

4.     Re-elect Mr. Dato Hamzah Bakar as a Director,             Mgmt          For                            For
       who retire pursuant to Articles 95 an 96 of
       the Articles of Association of the Company

5.     Re-elect Mr. Dato Fauziah Dato Ismail as a Director,      Mgmt          For                            For
       who retire pursuant to Articles 95 an 96 of
       the Articles of Association of the Company

6.     Re-elect Mr. Encik Shahriman Shamsuddin, who              Mgmt          For                            For
       retires pursuant to Article 100 of the Articles
       of Association of the Company

7.     Re-appoint Ernst & Young as the Auditors of               Mgmt          For                            For
       the Company, until the conclusion of the next
       AGM and authorize the Directors to fix their
       remuneration

8.     Authorize the Directors, subject to the provisions        Mgmt          For                            For
       of the Company's of Articles of Association
       and the listing requirements of Bursa Malaysia
       Securities Berhad [Bursa Malaysia], pursuant
       to Section 132D of the Companies Act, 1965,
       to issue shares in the Company at any time
       and upon such terms and conditions and for
       such purpose as the Directors may, in their
       absolute discretion deem fit, provided that
       the aggregate number of shares issued pursuant
       to this resolution does not exceed 10% of the
       total issued and paid-up share capital of the
       Company as at the date of such issuance and
       to obtain all necessary approvals from the
       relevant authorities for the issuance and the
       listing of and quotation for the additional
       shares so issued on Bursa Malaysia; and [Authority
       expires at the conclusion of the next AGM of
       the Company]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SARAWAK ENERGY BERHAD                                                                       Agenda Number:  701990384
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7529H102
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  MYL2356OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008 together with the report
       of the Directors and the Auditors thereon

2.     Declare a final dividend of 5.50 sen per share            Mgmt          For                            For
       less income tax, in respect of the FYE 31 DEC
       2008

3.     Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 264,000.00 in respect of the FYE 31 DEC
       2008 [2007 MYR 272,000.00]

4.a    Re-elect Dato' Haji Idris Bin Haji Buang as               Mgmt          For                            For
       a Director, who retires pursuant to Article
       82 of the Company's Articles of Association

4.B    Re-elect Dato' Nordin Bin Baharuddin as a Director,       Mgmt          For                            For
       who retires pursuant to Article 82 of the Company's
       Articles of Association

5.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company for the ensuing year and authorize
       the Directors to fix their remuneration

6.A    Authorize the Directors, subject always to the            Mgmt          For                            For
       Companies Act, 1965, the Articles of Association
       of the Company and the approvals of the relevant
       governmental and/or regulatory authorities,
       pursuant to Section 132D of the Companies Act,
       1965, to issue shares in the Company from time
       to time and upon such terms and conditions
       and for such purposes as the Directors may
       deem fit provided that the aggregate number
       of shares issued pursuant to this resolution
       does not exceed 10% of the total issued capital
       of the Company; [Authority expires at the conclusion
       of the next AGM of the Company]

6.B    Authorize the Company and/or its subsidiary               Mgmt          For                            For
       companies [SEB Group] to enter into any of
       the categories of recurrent transactions of
       a revenue or trading nature with persons connected
       with the SGS and to provide financial assistance
       to persons connected with the SGS as specified,
       which are necessary for the day-to-day operations
       of the SEB Group subject further to the following:
       i) the transactions are in the ordinary course
       of business and are at arm's length basis and
       on normal commercial terms which are not more
       favorable to the related parties than those
       generally available to the public and are not
       detrimental to the minority shareholders of
       the Company; and ii) disclosure is made in
       the annual report a breakdown of the aggregate
       value of transactions conducted pursuant to
       this proposal during the FY where the aggregate
       value is equal to or exceeds the applicable
       prescribed threshold as specified and amongst
       others, based on the following information:
       the type of the recurrent transactions made;
       and the names of the related parties involved
       in each type of the recurrent transactions
       made and their relationship with the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM after
       that date is required to be held in accordance
       with the Companies Act, 1965 [but shall not
       extend to such extension as may be allowed
       pursuant to Section 143(2) of the Companies
       Act, 1965]; authorize the Directors and/or
       any one of them to complete and do all such
       acts and things as they/he may consider expedient
       or necessary to implement, finalize and give
       full effect to the transactions contemplated
       and/or authorized by this ordinary resolution

6.C    Authorize the Company the and/or its subsidiary           Mgmt          For                            For
       companies [SEB Group] to enter into any of
       the categories of recurrent transactions of
       a revenue or trading nature with certain Directors
       as specified, which are necessary for the day-to-day
       operations of the SEB Group subject further
       to the following: i) the transactions are in
       the ordinary course of business and are at
       arm's length basis and on normal commercial
       terms which are not more favorable to the related
       parties than those generally available to the
       public and are not detrimental to the minority
       shareholders of the Company; and ii) disclosure
       is made in the annual report a breakdown of
       the aggregate value of transactions conducted
       pursuant to this proposal during the FY where
       the aggregate value is equal to or exceeds
       the applicable prescribed threshold as specified,
       and amongst others, based on the following
       information: the type of the recurrent transactions
       made; and the names of the related parties
       involved in each type of the recurrent transactions
       made and their relationship with the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM after
       that date is required to be held in accordance
       with the Companies Act, 1965 [but shall not
       extend to such extension as may be allowed
       pursuant to Section 143(2) of the Companies
       Act, 1965]; authorize the Directors and/or
       any one of them to complete and do all such
       acts and things as they/he may consider expedient
       or necessary to implement, finalize and give
       full effect to the transactions contemplated
       and/or authorized by this ordinary resolution

7.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SARE HOLDING SAB DE CV, MEXICO                                                              Agenda Number:  701889668
--------------------------------------------------------------------------------------------------------------------------
        Security:  P85184102
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  MX01SA030007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approval the annual report from the Board of              Mgmt          For                            For
       Directors under the terms of Article 172 of
       the General Mercantile Company Law and Article
       28, Part IV, of the Securities Market Law regarding
       the operations and results of the Company and
       concerning the operations and activities in
       which it intervened in accordance with the
       securities market law during the FYE 31, DEC
       2008, including the individual and consolidated
       financial statements of the Company and the
       report on compliance with the tax obligations
       in accordance with that which is provided by
       Part XX of Article 86 of the Income Tax Law;
       resolutions in this regard

2.     Approve the report of the Chief Executive Officer         Mgmt          For                            For
       in accordance with Article 172 of the General
       Mercantile Company Law, accompanied by the
       opinion of the Outside Auditor and by the opinion
       of the Board of Directors concerning the report
       of the Chief Executive Officer, under the terms
       of Article 30, Part A of the Corporate Bylaws

3.     Approve the annual report of the audit and Corporate      Mgmt          For                            For
       Practices Committees concerning their activities
       in accordance with Article 30, Part A of the
       Corporate Bylaws and Article 28 of the Securities
       Market Law

4.     Approve the allocation of profit from the FYE             Mgmt          For                            For
       on 31 DEC 2008

5.     Approve the determination of the maximum amount           Mgmt          For                            For
       of funds that may be allocated for the purchase
       of own shares of the Company under the terms
       of Article 12 of the Corporate Bylaws and Article
       56 of the Securities Market Law

6.     Approve the report from the Board of Directors            Mgmt          For                            For
       concerning the shares that represent the share
       capital of the Company, repurchased with a
       charge against the fund for the repurchase
       of own shares, as well as their placement

7.     Approve the nomination and/or ratification of             Mgmt          For                            For
       the Members of the Board of Directors, including
       the nomination of the Executive Chairperson,
       as well as the full Secretary and the Alternate
       Secretary of the Company

8.     Approve the designation and/or ratification               Mgmt          For                            For
       of the Members of the Audit and Corporate Practices
       Committees and nomination of the Chairperson
       in accordance with that which is provided by
       Article 43 of the Securities Market Law

9.     Approve the remuneration for the Members of               Mgmt          For                            For
       the Board of Directors of the Company, full
       and alternate, Secretary and Members of the
       audit and Corporate Practices Committee

10.    Approve to partially modify the Company's Corporate       Mgmt          For                            For
       Bylaws

11.    Approve the nomination and/or designation of              Mgmt          For                            For
       the Members of the Nomination and Remuneration
       Committee of the Company

12.    Approve the designation of delegates who will             Mgmt          For                            For
       carry out and formalize the resolutions passed
       by the AGM




--------------------------------------------------------------------------------------------------------------------------
 SARE HOLDING SAB DE CV, MEXICO                                                              Agenda Number:  701918659
--------------------------------------------------------------------------------------------------------------------------
        Security:  P85184102
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  MX01SA030007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YO

1.     Approve the annual report from the Board of               Mgmt          For                            For
       Directors in accordance with the terms of Article
       172 of the General Mercantile Companies Law
       and Article 28, part IV, of the Securities
       Market Law regarding the operations and results
       of the Company and regarding the operations
       and activities in which it may have intervened
       in accordance with the Securities Market Law
       during the FY that ended on 31 DEC 2008, including
       the individual and consolidated financial statements
       of the Company and the report regarding compliance
       with the tax obligations in accordance with
       that which is provided for in part XX of Article
       86 of the Income Tax Law, resolutions in this
       regard

2.     Approve the report from the Chief Executive               Mgmt          For                            For
       Officer in accordance with the Article 175
       of the General Mercantile Companies Law, accompanied
       by the opinion of the Outside Auditor and the
       opinion of the Board of Directors regarding
       the report from the Chief Executive Officer,
       in compliance with the Article 30, part A,
       of the Corporate Bylaws

3.     Approve the annual report from the Audit and              Mgmt          For                            For
       Corporation Practices Committees regarding
       their activities in accordance with the Article
       30, part A, of the Corporate Bylaws and Article
       28 of the securities market law

4.     Approve the proposal regarding allocation of              Mgmt          For                            For
       results from the FY that ended on 31 DEC 2008

5.     Approve to determine the maximum amount of funds          Mgmt          For                            For
       that can be allocated to the purchase of the
       Company's own shares in accordance with the
       terms of the Article 12 of the Corporate Bylaws
       and Article 56 of the securities market law

6.     Approve the Board of Directors regarding the              Mgmt          For                            For
       shares representative of the share capital
       of the Company, repurchased with a charge against
       the fund for the repurchase of the Company's
       own shares, as well as their placement

7.     Appoint and ratify the Members of the Board               Mgmt          For                            For
       of Directors, including the appointment of
       the Executive Chairperson, as well as of the
       full Secretary and Alternate Secretary of the
       Company

8.     Approve the designation and/or ratification               Mgmt          For                            For
       of the Members of the Audit and Corporate Practices
       Committees and appointment of the Chairperson
       in fulfillment of that which is provided for
       by the  Article 43 of the securities market
       law

9.     Approve the remuneration for the Members of               Mgmt          For                            For
       the Board of Directors of the Company, both
       full and alternate, Secretary and Members of
       the Audit and Corporate Practices Committee

10.    Amend the Corporate Bylaws of the Company                 Mgmt          For                            For

11.    Approve the designation of the Members of the             Mgmt          For                            For
       nomination and compensation Committee of the
       Company

12.    Approve the designation of delegates who will             Mgmt          For                            For
       carry out and formalize the resolutions passed
       by the AGM




--------------------------------------------------------------------------------------------------------------------------
 SASOL LTD                                                                                   Agenda Number:  701762343
--------------------------------------------------------------------------------------------------------------------------
        Security:  803866102
    Meeting Type:  AGM
    Meeting Date:  28-Nov-2008
          Ticker:
            ISIN:  ZAE000006896
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual financial statements       Mgmt          For                            For
       of the Company and of the Sasol Group for the
       YE 30 JUN 2008, together with the reports of
       the Directors and Auditors

2..1   Re-elect Mr. LPA. Davies as a Director, who               Mgmt          For                            For
       retires in terms of Articles 75(d) and 75(e)
       of the Company's Articles of Association

2.2    Re-elect Mr. AM. Mokaba as a Director, who retires        Mgmt          For                            For
       in terms of Articles 75(d) and 75(e) of the
       Company's Articles of Association

2.3    Re-elect Mr. TH. Nyasulu as a Director, who               Mgmt          For                            For
       retires in terms of Articles 75(d) and 75(e)
       of the Company's Articles of Association

2.4    Re-elect Mr. KC. Ramon as a Director, who retires         Mgmt          For                            For
       in terms of Articles 75(d) and 75(e) of the
       Company's Articles of Association

3.1    Re-elect Mr. BP. Connellan as a Director, who             Mgmt          For                            For
       retires in terms of Article 75(i) of the Company's
       Articles of Association

3.2    Re-elect Mr. MSV Gantsho as a Director, who               Mgmt          For                            For
       retires in terms of Article 75(i) of the Company's
       Articles of Association

3.3    Re-elect Mr. A. Jain as a Director, who retires           Mgmt          For                            For
       in terms of Article 75(i) of the Company's
       Articles of Association

3.4    Re-elect Mr. JE. Schrempp as a Director, who              Mgmt          For                            For
       retires in terms of Article 75(i) of the Company's
       Articles of Association

4.     Re-appoint KPMG Inc as the Auditor                        Mgmt          For                            For

5.S.1  Approve the existing Article 160 of the Company's         Mgmt          For                            For
       Articles of Association is deleted in its entirety
       and replaced with the rights, privileges and
       conditions as specified

6.S.2  Authorize the Directors of the Company, or a              Mgmt          For                            For
       Subcommittee of Directors, by way of a specific
       approval in terms of section 85(2) of the Companies
       Act, 1973, as amended [the Act, the Listings
       Requirements of the JSE, as amended, [the Listings
       Requirements] and Article 36(a) of the Company's
       Articles of Association; approve the purchase
       of 31,500,000 ordinary shares of no par value
       in the issued ordinary share capital of the
       Company from Sasol Investment Company [Proprietary]
       Limited, funded out of its reserves to the
       extent possible, at the closing price of a
       Sasol ordinary share on the day preceding the
       day on which the Directors, or a Subcommittee
       of Directors, approve said repurchase

7.S.3  Authorize the Directors of the Company in terms           Mgmt          For                            For
       of the authority granted in Article 36(a) of
       the Articles of Association of the Company,
       to approve the purchase by the company, or
       by any of its subsidiaries, of the Company's
       ordinary shares, subject to the provisions
       of the Act, and subject to the Listings Requirements,
       provided that: any repurchases of shares in
       terms of this authority be effected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counter-party, such repurchases being effected
       by only one appointed agent of the Company
       at any point in time and may only be effected
       if after the repurchase the Company still complies
       with the minimum spread requirements of the
       JSE; the general authority shall be limited
       to a maximum of 4% of the Company's issued
       share capital of the shares in the applicable
       class at the time that the authority is granted
       and such repurchase by the Company, or any
       of its subsidiaries shall not, in aggregate
       in any FY, exceed 20% of the Company s issued
       share capital of the shares in the applicable
       class; d) any acquisition must not be made
       at a price more than 10% above the weighted
       average of the market value of the share for
       the 5 business days immediately preceding the
       date of such acquisition; the repurchase of
       shares may not be effected during a prohibited
       period unless such a purchase is in accordance
       with the Listings Requirements; such details
       as may be required in terms of the Listings
       Requirements of the JSE are announced when
       the Company or its subsidiaries have cumulatively
       repurchased 3% of the shares in issue at the
       time the authority was given; and the general
       authority may be varied or revoked by special
       resolution, prior to the next AGM of the Company;
       [Authority expires the earlier of the next
       AGM of the Company, or 15 months]

8.O.1  Approve to revise the annual emoluments payable           Mgmt          For                            For
       by the Company or subsidiaries of the Company
       [as specified] to the Non-Executive Directors
       of the Company with effect from 01 JUL 2008
       as specified

9.O.2  Authorize any Director or the Secretary of the            Mgmt          For                            For
       Company or Committee of the Board to do all
       such things and sign all such documents as
       are necessary to give effect to Special Resolutions
       Number 1, 2 and 3

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SATYAM COMPUTER SERVICES LIMITED                                                            Agenda Number:  932942661
--------------------------------------------------------------------------------------------------------------------------
        Security:  804098101
    Meeting Type:  Annual
    Meeting Date:  26-Aug-2008
          Ticker:  SAY
            ISIN:  US8040981016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1A    TO RECEIVE, CONSIDER AND ADOPT: THE AUDITED               Mgmt          For                            For
       BALANCE SHEET AS OF MARCH 31, 2008.

O1B    TO RECEIVE, CONSIDER AND ADOPT: THE AUDITED               Mgmt          For                            For
       PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED
       ON THAT DATE.

O1C    TO RECEIVE, CONSIDER AND ADOPT: THE AUDITORS'             Mgmt          For                            For
       REPORT, THEREON.

O1D    TO RECEIVE, CONSIDER AND ADOPT: THE DIRECTORS'            Mgmt          For                            For
       REPORT.

O2     TO DECLARE DIVIDEND ON EQUITY SHARES.                     Mgmt          For                            For

O3     APPROVAL TO REAPPOINT PROF. M. RAMMOHAN RAO,              Mgmt          For                            For
       AS DIRECTOR.

O4     APPROVAL TO REAPPOINT MR. VINOD K. DHAM, AS               Mgmt          For                            For
       DIRECTOR.

O5     APPROVAL TO APPOINT M/S. PRICE WATERHOUSE AS              Mgmt          For                            For
       AUDITORS OF THE COMPANY, AND TO FIX THEIR REMUNERATION.

S6     RESOLVED THAT MR. B. RAMALINGA RAJU, IS REAPPOINTED       Mgmt          For                            For
       AS CHAIRMAN AND DIRECTOR OF THE COMPANY FOR
       A FURTHER PERIOD OF FIVE YEARS.

S7     RESOLVED THAT MR. B. RAMA RAJU, IS REAPPOINTED            Mgmt          For                            For
       AS MANAGING DIRECTOR OF THE COMPANY FOR A FURTHER
       PERIOD OF FIVE YEARS.

S8     RESOLVED THAT THE CONSENT OF THE COMPANY BE               Mgmt          For                            For
       AND IS HEREBY ACCORDED FOR THE PAYMENT OF REMUNERATION
       TO THE DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 SATYAM COMPUTER SVCS LTD                                                                    Agenda Number:  701676883
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7530Q141
    Meeting Type:  AGM
    Meeting Date:  26-Aug-2008
          Ticker:
            ISIN:  INE275A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt: the audited balance           Mgmt          For                            For
       sheet as at 31 MAR 2008; the audited profit
       and loss account for the YE on that date; the
       Auditors' report, thereon; and the Directors'
       report

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Professor M. Rammohan Rao as a Director,       Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Vinod K. Dham as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Appoint M/s. Pricewaterhouse, Chartered Accountants,      Mgmt          For                            For
       as the Auditors of the Company, for the period
       commencing from the conclusion of this meeting
       until the conclusion of the next AGM and approve
       to fix their remuneration

6.     Re-appoint, further to the resolution passed              Mgmt          For                            For
       at the AGM held on 23 JUL 2004 and pursuant
       to the provisions of Sections 198, 269, 309,
       310, 311, Schedule XIII of the Act, and other
       applicable provisions, if any, of the Companies
       Act 1956, [including any statutory modification
       or re-enactment thereof, for the time being
       in force] and subject to such sanctions and
       approvals as may be necessary, Mr. B. Ramalinga
       Raju as a Chairman and Director in the whole-time
       employment of the Company for a further period
       of 5-years with effect from 01 APR 2009 at
       a remuneration as specified; authorize the
       Board to vary, alter or modify the different
       components of the above remuneration as may
       be agreed to by the Board of Directors and
       Mr. B. Ramalinga Raju; in case of absence or
       inadequacy of profits for any FY, the Chairman
       shall be paid remuneration as per Section II
       of Part II of Schedule XIII to the Companies
       Act, 1956 [including any statutory modification
       or re-enactment thereof, for the time being
       in force] as may be applicable from time to
       time

7.     Re-appoint, further to the resolution passed              Mgmt          For                            For
       at the AGM held on 23 JUL 2004 and pursuant
       to the provisions of Sections 198, 269, 309,
       310, 311, Schedule XIII of the Act, and other
       applicable provisions, if any, of the Companies
       Act 1956, [including any statutory modification
       or re-enactment thereof, for the time being
       in force] and subject to such sanctions and
       approvals as may be necessary, Mr. B. Rama
       Raju as a Managing Director of the Company
       for a further period of 5-years with effect
       from 01 APR 2009, at a remuneration as specified;
       authorize the Board to vary, alter or modify
       the different components of the above remuneration
       as may be agreed to by the Board of Directors
       and Mr. B. Rama Raju; in case of absence or
       inadequacy of profits for any FY, the Managing
       Director shall be paid remuneration as per
       Section II of Part II of Schedule XIII to the
       Companies Act, 1956 [including any statutory
       modification or re-enactment thereof, for the
       time being in force] as may be applicable from
       time to time

S.8    Approve, in accordance with the provisions of             Mgmt          For                            For
       Section 309(4) and other applicable provisions
       of the Companies Act, 1956, including any statutory
       modification or re-enactment thereof, for the
       time being in force and in accordance with
       other applicable guidelines and/or regulations
       if any, issued in this regard by statutory/regulatory
       authorities, the payment of remuneration to
       the Directors, who are not in the whole time
       employment of the company, by way of commission
       for every FY or part thereof as may be decided
       and computed by the Board of Directors subject
       to the limits as prescribed under the Companies
       Act, 1956, commencing from the FY 2008-09




--------------------------------------------------------------------------------------------------------------------------
 SAUDI ARABIA INVESTMENT FUND LTD, GUERNSEY                                                  Agenda Number:  701653126
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7815H105
    Meeting Type:  AGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  GB0000447960
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Elect the Chairman of the meeting                         Non-Voting    No vote

1.     Approve and adopt the annual report and financial         Mgmt          For                            For
       statement of the Company for the YE 31 DEC
       2007

2.     Re-elect PricewaterhouseCoopers CI LLP as the             Mgmt          For                            For
       Auditors of the Company until the conclusion
       of the next AGM

3.     Authorize the Board of Directors to determine             Mgmt          For                            For
       the remuneration of the Auditors

4.     Re-elect Mr. Eisa Al-Eisa as a Director of the            Mgmt          For                            For
       Company ,in accordance with Section 15.2.13AR
       of the London Stock Exchange Listing Rules

5.     Re-elect Mr. Al-Omair as a Director of the Company,       Mgmt          For                            For
       in accordance with Section A7 of the combined
       code of the London Stock Exchange

6.     Re-elect Mr. Al-Humaidan as a Director of the             Mgmt          For                            For
       Company, in accordance with Section A7 of the
       combined code of the London Stock Exchange

7.     Re-elect Mr. Al-Eisa as a Director of the Company,        Mgmt          For                            For
       in accordance with Article 93 of the Articles
       of Association of the Company

8.     Re-appoint Mr. Wise as a Director of the Company,         Mgmt          For                            For
       in accordance with the Article 93 of the Articles
       of Association of the Company

9.     Re-appoint Mr. Al-Eisa as a Director of the               Mgmt          For                            For
       Company, in accordance with Article 93 of the
       Articles of Association of the Company

       Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SAVA KRANJ D.D., KRANJ                                                                      Agenda Number:  701950861
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7609E103
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  SI0031108457
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A MEETING-SPECIFICNon-Voting    No vote
       POWER OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. THE POASHOULD BE PRINTED ON COMPANY
       LETTERHEAD AND SIGNED ACCORDING TO SIGNATORY
       LIST IN PLACE. THE POA MUST ALSO BE NOTARIZED
       AND APOSTILLIZED. PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE FOR DETAILS. THANK YOU.

1.     Elect the shareholder's meeting bodies                    Mgmt          For                            For

2.     Approve, the Board of Management and Supervisory          Mgmt          For                            For
       Board propose the resolution: the Shareholder's
       meeting becomes acquainted with the audited
       annual report of Sava d.d. for 2008, audited
       consolidated annual report of the Sava Group
       for 2008 and a written report form the Supervisory
       Board for 2008, the shareholders meeting adopts
       a resolution that the accumulated profit of
       Sava d.d. as at audited balance sheet per 31
       DEC 2008 in the amount of EUR 29,168,492.43
       be used as follows: owners of own shares receive
       a dividend EUR 3.10 for a share, which amounts
       to EUR 6,211,463.80 i.e. from the undistributed
       accumulated profit 2004 in the amount of EUR
       675,637.60 and from the undistributed accumulated
       profit 2005 in the amount of EUR 5,535,826.20;
       the remaining accumulated profit in the amount
       of 22,957,028.63 remains undistributed till
       further notice; the share owners who are recorded
       in the share book at the central registry of
       KKD-Central Securities Cleaning Corporation
       Inc., Ljubljana, on 05 JUN 2009 are entitled
       to a dividend, the Company will start to pay
       dividends within 30 days after the resolution
       is adopted, the shareholders' meeting adopts
       the reports and accounts and relieves the Board
       of Management and Supervisory Board thereby
       confirming and approving the work of both bodies
       of the Company in the business year 2008

3.     Appoint KPMG Slovenija d.o.o., Zelezna Cesta              Mgmt          For                            For
       8a, Ljubljana as an Auditor of the financial
       statements for the year 2009

4.     Authorize the Board of Management, to purchase            Mgmt          For                            For
       treasury shares on behalf of and for the account
       of the Company, whose portion together with
       other treasury shares that the Company already
       possess, may not exceed 10% of share capital
       or 200,698 ordinary freely transferable non-par
       shares, the Company will not acquire treasury
       shares exclusively for trading purposes but
       it will offer them to be repurchased by the
       employees of the Company and its associated
       Companies as well as for other legally permissible
       purposes, the Company will purchase treasury
       shares at a price, which will not go below
       EUR 1 and will not be higher than a threefold
       share book value at the time of concluding
       a contract for purchasing treasury shares for
       a share, the empowerment is in force for 36
       months

       PLEASE NOTE THAT THE BELOW RESOLUTION IS A COUNTER        Non-Voting    No vote
       PROPOSAL. THANK YOU.

4.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: authorize the Board of Management,
       to purchase treasury shares on behalf of and
       for the account of the Company, whose portion
       together with other treasury shares that the
       Company already possesses, may not exceed 2%
       of share capital or 40,139 ordinary freely
       transferable no-par value shares; the Company
       will not acquire treasury shares exclusively
       for trading purposes but it will offer them
       for repurchasing to the employees of the Company
       and its subsidiaries, and as severance pay
       to shareholders according to the provisions
       of ZGD-1, respectively, due to which the pre-emptive
       right of shareholders at disposal of shares
       shall be partly excluded; the Company will
       acquire treasury shares at a price, which will
       not go below EUR 1 and will not be higher than
       the present market share value and will also
       not exceed at 1.6-fold of the share book value
       at the time of concluding a contract about
       treasury exceed a 1.6-fold of the share book
       value at the time of concluding a contract
       about treasury shares purchase; the Company
       may dispose treasury shares at a price for
       a share that must be higher than the weighted
       average buying price for a share and at least
       equals the weighted average stock exchange
       price for a share in the last quarter prior
       to the conclusion of the sale contract for
       shares; the empowerment is in force for 15
       months after the resolution is adopted

5.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Adopt, for attending the Supervisory
       Board meeting the amount of the attendance
       fee for a Supervisory Board Member is determined
       at EUR 330.00 gross, and for the Chairman of
       the Supervisory Board at EUR 429.00 gross;
       for attending a meeting of a Supervisory Board
       commission the attendance fee for a Member
       of the Supervisory Board commission is determined
       at EUR 231.00 gross and for the Supervisory
       Board Commission Chairman at EUR 300.30 gross;
       on the day adopting this resolution the resolution
       referring to the determination of attendance
       fees in the 13th Shareholders' Meeting on 30
       MAY 2007 creases to have effect

6.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Amend the item 6.5 of the Articles
       of Association, the announcement of convening
       the Shareholders' Meeting, the convening of
       the Shareholders' Meeting together with the
       Agenda and the materials shall also be notified
       to the shareholders whose shareholding on the
       day of the meeting convening exceeds 1% of
       the issued no-par value shares; the notification
       shall be carried out in accordance with item
       6.4 of the Articles of Association and in writing
       [by registered mail with an advice of receipt],
       the Shareholders' Meeting empowers the Supervisory
       Board to amend the Articles of Association
       in part which refers to the harmonization of
       its wording with the resolution of the Shareholders'
       Meeting about amending item 6.5 of the Articles
       of Association




--------------------------------------------------------------------------------------------------------------------------
 SAVINGS BK RUSSIAN FEDN  SBERBANK                                                           Agenda Number:  701991350
--------------------------------------------------------------------------------------------------------------------------
        Security:  80529Q205
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  US80529Q2057
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report as of FY 2008                   Mgmt          For                            For

2.     Approve the annual accounting report for the              Mgmt          For                            For
       FY 2008

3.     Approve the distribution of profit and losses,            Mgmt          For                            For
       dividend payments at RUB 0.48 per ordinary
       share and RUB 0.63 per preferred share as of
       2008 FY

4.     Approve the Auditor                                       Mgmt          For                            For

5.     Elect the Supervisory Board                               Mgmt          For                            For

6.     Elect the Audit Commission                                Mgmt          For                            For

7.     Approve the introduction of amendments and addenda        Mgmt          For                            For
       into the Charter of the Company

8.     Approve to increase the Charter capital of the            Mgmt          For                            For
       Company by additional share issue

9.     Approve the remuneration to be paid to the Members        Mgmt          For                            For
       of the Board of Directors and the Audit Commission

10.    Approve the participation in non-commercial               Mgmt          For                            For
       organization




--------------------------------------------------------------------------------------------------------------------------
 SAVINGS BK RUSSIAN FEDN  SBERBANK                                                           Agenda Number:  702017410
--------------------------------------------------------------------------------------------------------------------------
        Security:  X76318108
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  RU0009029540
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 571218 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the annual report as of FY 2008                   Mgmt          For                            For

2.     Approve the annual accounting report for FY               Mgmt          For                            For
       2008

3.     Approve the allocation of income and dividends            Mgmt          For                            For
       of RUB 0.48 per ordinary share and RUB 0.63
       per preferred shares

4.     Ratify ZAO Ernst & Young as the Auditor                   Mgmt          For                            For

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE NOTE THAT ONLY A VOTE
       "FOR" THE DIRECTOR WILL BE CUMULATED. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

5.1    Elect Sergey Ignatyev as a Director                       Mgmt          For                            For

5.2    Elect Aleksey Ulyukayev as a Director                     Mgmt          For                            For

5.3    Elect Georgy Luntovsky as a Director                      Mgmt          For                            For

5.4    Elect Valery Tkachenko as a Director                      Mgmt          For                            For

5.5    Elect Nadezhda Ivanova as a Director                      Mgmt          For                            For

5.6    Elect Sergey Shvetsov as a Director                       Mgmt          For                            For

5.7    Elect Konstantin Shor as a Director                       Mgmt          For                            For

5.8    Elect Arkady Dvorkovich as a Director                     Mgmt          For                            For

5.9    Elect Aleksy Kudrin as a Director                         Mgmt          For                            For

5.10   Elect Andrey Belousov as a Director                       Mgmt          For                            For

5.11   Elect Elvira Nabiullina as a Director                     Mgmt          For                            For

5.12   Elect Aleksey Savatyugin as a Director                    Mgmt          For                            For

5.13   Elect German Gref as a Director                           Mgmt          For                            For

5.14   Elect Bella Zlatkis as a Director                         Mgmt          For                            For

5.15   Elect Sergey Guryev as a Director                         Mgmt          For                            For

5.16   Elect Rajat Gupta as a Director                           Mgmt          For                            For

5.17   Elect Anton Drozdov as a Director                         Mgmt          For                            For

5.18   Elect Kayrat Kelimbetov as a Director                     Mgmt          For                            For

5.19   Elect Vladimir Mau as a Director                          Mgmt          For                            For

5.20   Elect Sergey Sinelnikov-Murylev as a Director             Mgmt          For                            For

6.1    Elect Vladimir Volkov as a Member of the Audit            Mgmt          For                            For
       Commission

6.2    Elect Lyudmila Zinina as a Member of the Audit            Mgmt          For                            For
       Commission

6.3    Elect Irina Mayorova as a Member of the Audit             Mgmt          For                            For
       Commission

6.4    Elect Valentina Tkachenko as a Member of the              Mgmt          For                            For
       Audit Commission

6.5    Elect Nataliya Polonskaya as a Member of the              Mgmt          For                            For
       Audit Commission

6.6    Elect Maksim Dolzhnikov as a Member of the Audit          Mgmt          For                            For
       Commission

6.7    Elect Yuliya Isakhanova as a Member of the Audit          Mgmt          For                            For
       Commission

7.     Amend the Charter                                         Mgmt          For                            For

8.     Approve to increase the share capital via issuance        Mgmt          For                            For
       of 15 billion shares

9.     Approve the remuneration of the Directors and             Mgmt          For                            For
       the Members of the Audit Commission

10.    Approve the participation in Russian National             Mgmt          For                            For
       Association of Securities Market Participants




--------------------------------------------------------------------------------------------------------------------------
 SEKERBANK T A S, ISTANBUL                                                                   Agenda Number:  701836655
--------------------------------------------------------------------------------------------------------------------------
        Security:  M82584109
    Meeting Type:  EGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  TRASKBNK91N8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No Action
       IN MEETING TYPE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board, authorize       Mgmt          No Action
       the Chairmanship to sign the minutes of the
       meeting

2.     Approve the amendment of Company Articles 8,28,30         Mgmt          No Action
       and 32 according to the proposal of Board of
       Directors

3.     Wishes and hopes                                          Mgmt          No Action

4.     Closure                                                   Non-Voting    No Action

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       06 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SEKERBANK T A S, ISTANBUL                                                                   Agenda Number:  701840325
--------------------------------------------------------------------------------------------------------------------------
        Security:  M82584109
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  TRASKBNK91N8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       06 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Opening and authorize the Board of Presidency             Mgmt          No Action
       to sign the minutes of the meeting

2.     Approve the reports of the Board of Directors             Mgmt          No Action
       and Auditors

3.     Approve the Independent Audit report and the              Mgmt          No Action
       Independent Audit Firm

4.     Approve the profit and loss report and the proposal       Mgmt          No Action
       regarding the dividend distribution

5.     Approve the assignments for the Board Members             Mgmt          No Action
       who has resigned

6.     Approve to release the Board Members and Auditors         Mgmt          No Action

7.     Elect the Auditors and determining the service            Mgmt          No Action
       periods

8.     Elect the Board Members and determining the               Mgmt          No Action
       wages of the Auditors

9.     Approve the donations                                     Mgmt          No Action

10.    Wishes and regards                                        Mgmt          No Action

11.    Closing                                                   Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 SESA GOA LTD                                                                                Agenda Number:  701656451
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7673N111
    Meeting Type:  AGM
    Meeting Date:  23-Jul-2008
          Ticker:
            ISIN:  INE205A01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and the profit and loss account
       for the YE on that date and the reports of
       the Directors and the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. S. D. Kulkarni as a Director,              Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. G. D. Kamat as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Appoint M/s. Deloitte Haskins & Sells, Chartered          Mgmt          For                            For
       Accountants, as the Auditors of the Company,
       subject to the provisions of Section 224 and
       other applicable provisions, if any, of the
       Companies Act, 1956, to hold office from the
       conclusion of this AGM up to the conclusion
       of the next AGM of the Company, in place of
       the retiring Auditors M/s. S.J. Thaly & Co.,
       Chartered Accountants, to examine and audit
       the accounts of the Company for the FY 2008-09,
       at such remuneration as may be mutually agreed
       upon between the Board of Directors of the
       Company and the Auditors

6.     Approve that, in partial amendment of the resolution      Mgmt          For                            For
       passed at the EGM of the Company held on 08
       MAY 2006, and pursuant to the provisions of
       Sections 198, 309, 310 and other applicable
       provisions, if any, of the Companies Act, 1956,
       the remuneration of the Mr. P. K. Mukherjee,
       Managing Director, be re-fixed with base salary
       of INR 3,70,000 per month, effective from 01
       APR 2008 for the unexpired period of his contract
       up to 31 MAR 2009, in the revised scale of
       INR 1,50,000 to INR 5,00,000, with corresponding
       increase in benefits, with a liberty to the
       Board of Directors to alter and vary such terms
       and conditions including remuneration so as
       not to exceed the limits specified in Part
       I, i.e. in case of profit, and Part II, i.e.
       in case of inadequacy of profit, of Schedule
       XIII to the Companies Act, 1956 or any amendments
       thereto as may be agreed to by the Board of
       Directors and Mr. P. K. Mukherjee

7.     Appoint Mr. Kuldip Kumar Kaura as a Director              Mgmt          For                            For
       of the Company, liable to retire by rotation

8.     Appoint Mr. Din Dayal Jalani as a Director of             Mgmt          For                            For
       the Company, liable to retire by rotation

9.     Appoint Mr. Akhilesh Joshi as a Director of               Mgmt          For                            For
       the Company, liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 SESA GOA LTD                                                                                Agenda Number:  701726296
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7673N111
    Meeting Type:  OTH
    Meeting Date:  10-Nov-2008
          Ticker:
            ISIN:  INE205A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Approve, pursuant to Section 17 and Section               Mgmt          For                            For
       192A of the Companies Act, 1956 read with the
       Companies rules, 2001 and all other applicable
       provisions, if any of the Companies Act, 1956
       [herein after referred to as 'Act'], including
       any statutory modifications or re-enactment
       thereof for the time being in force, the Object
       Clause, i.e.; Clause III of the Memorandum
       of Association of the Company be altered by
       insertion of the following Sub-clause [8D]
       after the existing Sub-Clause [8C]: [8D] i)
       to construct, develop, maintain, build, operate,
       equip, hire or otherwise deal with ports, shipyard,
       jetties, harbours, docks, ship breaking, ship
       repair, ship building at any port in India
       or elsewhere, ii) To carry or business of inland
       and sea transport including goods, passengers
       and mail, shippers, ship agents, ship underwriters,
       ship managers, tug owners, barge owners, loading
       brokers, freight brokers, freight contractors,
       stevedores, warehouseman, wharfingers and building,
       assembling, fitting, constructing, repairing,
       servicing and managing ships, seagoing vessels
       for inland waterways iii) To carry on in India
       and in any part of the world the business to
       construct, erect, build, buy, sell, give or
       take on lease or license, repair, remodel,
       demolish, develop, improve, own, equip, operate
       and maintain, ports and port approaches, breakwaters
       for protection of port or on the foreshore
       of the port or port approaches with all such
       Convenient arches, drains, lending places,
       hard jetties, floating barges or pontoons,
       stairs, fences, roads, railways, sidings, bridges,
       tunnels and approaches and widening, deepening
       and improving any portion of the port or port
       approaches, light houses, light ships, beacons,
       pilot boats or other appliances necessary for
       the safe navigation of the ports and the port
       approaches and to build highways, roads, railways,
       parks, streets, sideways, railway sidings,
       building structure, building and ware-houses
       and to Construct and establish dry docks, shipways
       and boat basins and workshops to carry out
       repairs or overwhelming of vessels, tugs, boats,
       machinery or appliances iv) To establish and
       develop Special Economic Zones and industrial
       Estates/parks and to carry on the business
       of properties developers, builders, creators,
       operators, owners, contractors of all and any
       kind of Infrastructure facilities and services
       including cities, towns, roads, seaports, airports,
       hotels, airways, railways, tramways, mass rapid
       transport system, cargo movement and cargo
       handling including mechanized handling system
       and equipment, shipyard, land development water
       desalination plant, water treatment & recycling
       facilities, water Supply & distribution system,
       solid waste management, effluent treatment
       facilities, power generation, transmission,
       distribution, power trading, generation and
       supply of gas or any other form of energy,
       environmental protection and pollution control,
       public utilities, security services, municipal
       services, clearing house agency and stevedoring
       services and of like infrastructure facilities
       and services viz., telecommunication, cell
       services, cable and satellite communication
       networking, data transmission network, information
       technology network, agriculture and food processing
       zone, textile & apparel park, automobile &
       auto ancillaries park, chemical park, drugs
       & pharmaceuticals parks, light & heavy engineering
       park, trading & warehousing zone, gem and jewellery
       and other industrial parks, factory buildings,
       warehouses, internal container depots container
       freight station, clearing houses, research
       centre, trading centers, school and educational
       institutions hospitals, community centre, training
       centers, hostels, places of worship courts,
       markets, canteen, restaurants residential complexes
       commercial complexes and other social infrastructures
       and equip the same with all or any amenities,
       other facilities and infrastructure required
       by the various industries and people, entertainment
       centers, amusement park, green park recreational
       zone import & export house to purchase acquire
       take on lease or in exchange or in any other
       lawful manner land, building, structures to
       promote industrial, commercial activity for
       inland and foreign trade, to carry on the business
       of international financial services centers,
       banks, insurance, postal services courier services
       and to purchase plant & machineries, tools
       and equipment and to carry on business of import
       and export, buying, selling, marketing and
       to do government liaison work and other work;
       authorize the Board of Directors of the Company
       for the purpose of giving effect to the above
       Resolution, [which expression shall be include
       any Committee of Directors] or any officer
       authorized to do such acts, deeds, matters
       and things as it may, in its absolute discretion
       deem necessary or desirable

S.2    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       149(2A) and all other applicable provisions,
       if any, of the Companies Act, 1956, the approval
       of the shareholders of the Company accorded
       to commence and carry on all or any of the
       new business and activities as included in
       the Clause 8[D] of Object Clause of the Memorandum
       of Association of the Company, as amended above,
       at such time as the Board may deem fit




--------------------------------------------------------------------------------------------------------------------------
 SEVERSTAL CHEREPOVETS METAL FACTORY JSC, CHEREPOVETS                                        Agenda Number:  701770035
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7803S106
    Meeting Type:  EGM
    Meeting Date:  26-Dec-2008
          Ticker:
            ISIN:  RU0009046510
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the dividend payments as 9 months of              Mgmt          For                            For
       2008 FY at RUB 7.17 per ordinary share




--------------------------------------------------------------------------------------------------------------------------
 SEVERSTAL JT STK CO                                                                         Agenda Number:  701689474
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7803S106
    Meeting Type:  EGM
    Meeting Date:  30-Sep-2008
          Ticker:
            ISIN:  RU0009046510
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the payment [announcement] of dividends           Mgmt          For                            For
       for first half FY 2008




--------------------------------------------------------------------------------------------------------------------------
 SG-SSB BANK LTD                                                                             Agenda Number:  701835083
--------------------------------------------------------------------------------------------------------------------------
        Security:  V8265T105
    Meeting Type:  OGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  GH0000000201
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the reports of the Directors,           Mgmt          For                            For
       the Auditors and the financial statements for
       the YE 31 DEC 2008

2.     Re-elect the Directors                                    Mgmt          For                            For

3.     Approve the Director's fees                               Mgmt          For                            For

4.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors

S.5    Authorize the Company in accordance with its              Mgmt          For                            For
       regulations and the Companies Code 1963 Act
       179 increase it stated capital to meet the
       minimum capital requirement of GHS 60 Million
       set by the Bank of Ghana through a right issue
       and a bonus issue

S.6    Authorize the Company in accordance with its              Mgmt          For                            For
       regulation to transfer from its income surplus
       account to stated capital

S.7    Authorize the Company to amend its regulation             Mgmt          For                            For
       to allow for the issuance of and or conversion
       to dematerialized securities




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI DIESEL ENGINE CO LTD                                                               Agenda Number:  701792928
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7679L101
    Meeting Type:  EGM
    Meeting Date:  16-Jan-2009
          Ticker:
            ISIN:  CNE000000FD9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the by-election of the Directors and              Mgmt          For                            For
       Independent Directors

2.     Approve the by-election of the Supervisors                Mgmt          For                            For

3.     Amend the Articles of Association                         Mgmt          For                            For

4.     Approve the confirmation of the Company's Audit           Mgmt          For                            For
       Firm




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI DIESEL ENGINE CO LTD                                                               Agenda Number:  701912479
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7679L101
    Meeting Type:  AGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  CNE000000FD9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 work report of the Board of              Mgmt          For                            For
       Directors

2.     Approve the 2008 work report of the Supervisory           Mgmt          For                            For
       Committee

3.     Approve the 2008 financial resolution report              Mgmt          For                            For
       2009 financial budget report

4.     Approve the 2008 Profit Distribution Plan: 1)             Mgmt          For                            For
       cash dividend/10 shares [Tax included]: CNY
       0.5000; 2) bonus issue from profit [share/10
       shares]: none; 3) bonus issue from capital
       reserve [share/10 shares]: none

5.     Re-appoint the Audit Firm                                 Mgmt          For                            For

6.     Approve the 2008 work report by the Independent           Mgmt          For                            For
       Directors

7.     Approve the continuing connected transactions             Mgmt          For                            For
       framework agreement to be signed and 2009 estimated
       continuing connected transactions

8.     Amend the Company's Articles of Association               Mgmt          For                            For

9.     Elect the Directors and the Independent Directors         Mgmt          For                            For

10.    Elect the Supervisors                                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI ELEC GROUP CO LTD                                                                  Agenda Number:  701809456
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y76824104
    Meeting Type:  EGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  CNE100000437
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint the Ernst & Young Hua Ming as the PRC             Mgmt          For                            For
       Auditors for the YE 31 DEC 2008

2.     Approve the profit distribution plan and the              Mgmt          For                            For
       recommendation for the payment of the final
       dividend for the YE 31 DEC 2007

3.1    Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 249.6 million by the
       Company for the loan of Shanghai Heavy Machinery
       Plant Company Ltd

3.2    Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 13.0 million by the
       Company for the loan of Shanghai Electric Nantong
       Water Processing Company Ltd

3.3    Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 85.0 million by the
       Company for the loan of Shanghai Electric Import
       & Export Company Ltd

3.4    Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 100.0 million by the
       Company for the loan of Shanghai Power Transmission
       Equipment Company Ltd

3.5    Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 130.0 million by Shanghai
       Mechanical and Electrical Industry Company
       Ltd for the loan of Shanghai Welding Equipment
       Company Ltd

3.6    Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 74.5 million by Shanghai
       Electric Printing & Packaging Machinery Company
       Ltd for the loan of Shanghai Yawa Printing
       Machinery Company Ltd

3.7    Approve the provision in the year 2009 a guarantees       Mgmt          For                            For
       of maximum limits of RMB 65.0 million and RMB
       189.0 million by Shanghai Heavy Machinery Plant
       Company Ltd and Shanghai Heavy Machinery Forging
       Plant for the loan of Shanghai Crane Transport
       Machinery Plant Company

3.8    Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 5.0 million by Shanghai
       Heavy Duty Machine Works Company Ltd for the
       loan of Shanghai Instrument Tool Works Company
       Ltd

3.9    Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 50.0 million by Shanghai
       Turbine Company Ltd for the loan of Shanghai
       Honggang Power Equipment Casting and Forging
       Company Ltd

3.10   Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 15.0 million by Shanghai
       Power Station Auxiliary Equipment Works Company
       Ltd for the loan of Shanghai Electric Power
       Generation Equipment Company Ltd

3.11   Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 795.0 million by Shanghai
       Boiler Works Company Ltd for the loan of Shanghai
       Electric Wind Power Equipment Company Ltd

3.12   Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       for an integrated credit guarantee of maximum
       limit of RMB 173.31 million [approximately
       USD 25.60 million] by Shanghai Electric Group
       Shanghai Electric Machinery Company Ltd for
       Shanghai Boiler Works Company Ltd

3.13   Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of maximum limit of RMB 45.0 million by the
       Company for the loan of Cooper Shanghai Power
       Capacitor Company Ltd

3.14   Approve the provision in the year 2009 a guarantee        Mgmt          For                            For
       of the maximum limit of RMB 4,601.0 million
       to be issued by Shanghai Electric Group Finance
       Company Ltd [SE Finance] in respect of loans
       granted or to be granted to the Company or
       its subsidiaries

3.15   Approve the provision in the year 2009 a guarantees       Mgmt          For                            For
       contemplated under the framework guarantee
       agreement dated 06 JAN 2009 between the Company
       and Shanghai Electric (Group) Corporation ['SEC'],
       pursuant to which, SE Finance will provide
       SEC and its subsidiaries [excluding the Company
       and its subsidiaries] with financial guarantee
       service, and proposed annual cap for such financial
       guarantee service is expected to be RMB 40.0
       million for the YE 31 DEC 2009

4.     Approve the non exempt continuing connected               Mgmt          For                            For
       transactions contemplated under the Siemens
       Framework Purchase and Sales Agreement dated
       23 JAN 2009 between the Company and Siemens
       Aktiengesellschaft ['Siemens'] as to the purchase
       of, among others, power generation and related
       equipment, power transmission and distribution
       related equipment and metropolitan rail transportation
       equipment from the Siemens, its subsidiaries
       and its associates ['Siemens Group'], and the
       proposed annual caps of RMB 1,100 million,
       RMB 1,300 million and RMB 1,500 million for
       the YE 31 DEC 2009, 2010 and 2011 respectively

5.     Approve the non exempt continuing connected               Mgmt          For                            For
       transactions contemplated under the Siemens
       Framework Purchase and Sales Agreement dated
       23 JAN 2009 between the Company and Siemens
       as to the sale of, among others, power generation
       and related components to the Siemens Group,
       and the proposed annual caps of RMB 196 million,
       RMB 7,035 million and RMB 7,500 million for
       the YE 31 DEC 2009, 2010 and 2011 respectively

S.6    Amend the Article 17 of the Articles of Association       Mgmt          For                            For
       of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI ELECTRIC GROUP CO LTD                                                              Agenda Number:  701746642
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y76824104
    Meeting Type:  EGM
    Meeting Date:  12-Nov-2008
          Ticker:
            ISIN:  CNE100000437
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 507368 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

1.     Approve the appointment of Mr. Zhu Sendi as               Mgmt          For                            For
       an Independent Non-Executive Director of the
       Company

S.2    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to issue, allot and deal with additional Domestic
       Shares not exceeding 20% of the Domestic Shares
       of the Company in issue and additional H Shares
       not exceeding 20% of the H Shares of the Company
       in issue and to make corresponding amendments
       to the Articles of Association of the Company
       as it thinks fit so as to reflect the new capital
       structure upon the allotment or issuance of
       shares: subject to this resolution and in accordance
       with the relevant requirements of the Rules
       governing the listing of securities of The
       Stock Exchange of Hong Kong Limited, the Articles
       of Association of the Company and the applicable
       Laws and regulations of the People's Republic
       of China, to allot, issue and deal with, either
       separately or concurrently, additional domestic
       shares and H shares of the Company and to make
       grant offers, agreements, options and rights
       of exchange or conversion, during and after
       the relevant period, the aggregate nominal
       amount of domestic and H shares shall not exceed
       20% of each of the aggregate nominal amounts
       domestic and H shares of the Company in issue
       at the date of passing this resolution, otherwise
       than pursuant to i) a rights issue or ii) any
       scrip dividend or similar arrangement providing
       for allotment of shares in lieu of whole or
       part of a dividend on shares of the Company
       in accordance with the Articles of Association
       of the Company; [Authority expires at the earlier
       of conclusion of next AGM of the Company; or
       the expiration of the period within which the
       next AGM of the Company required by the Articles
       of Association of the Company or other applicable
       Laws to be held]; and to make corresponding
       amendments to the Articles of Association of
       the Company as it thinks fit so as to reflect
       the new capital structure upon the allotment
       or issuance of shares as provided in this resolution

S.3    Approve the extension of the validity period              Mgmt          For                            For
       of the previous resolution, which was approved
       by the shareholders at the EGM of the Company
       on 16 NOV 2007, to allot and issue A Shares
       by the Company in the PRC by way of initial
       public offering of new A Shares, for an extended
       period of 12 months from the date of the passing
       of this resolution, with other terms and conditions
       as specified

S.4    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to the passing of the special resolution
       3, to determine and deal with at its discretion
       and with full authority, the matters in relation
       to the A Share Issue by way of a share exchange
       [including but not limited to the specific
       timing of issue, number of A shares to be issued,
       offering mechanism, pricing mechanism, issue
       price, target subscribers and the number and
       proportion of A shares to be issued to each
       subscriber]; at its discretion and with full
       authority sign or execute all necessary documents
       [including but not limited to the preliminary
       prospectus, the prospectus, underwriting agreement,
       listing agreement and any related announcement],
       effect and carry out necessary formalities
       [including but not limited to procedures for
       listing of the A shares on Shanghai Stock Exchange],
       and take all other necessary actions in connection
       with the A Share Issue [including but not limited
       to making adjustments, which have been covered
       in the special resolution 3 for the proceeds
       from the A Share issue, on the basis of approvals
       obtained prior to the issue and allotment of
       A Shares], as well as to handle all registration
       requirements in relation to changes in the
       registered capital of the Company following
       the completion of the A Share issue




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI ELECTRIC GROUP CO LTD                                                              Agenda Number:  701949565
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y76824104
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  CNE100000437
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report of the Company for              Mgmt          For                            For
       the YE 31 DEC 2008

2.     Approve the report of the Board for the YE 31             Mgmt          For                            For
       DEC 2008

3.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

4.     Approve the report of the Auditors, the audited           Mgmt          For                            For
       financial statements and the financial results
       of the Company for the YE 31 DEC 2008

5.     Approve the Profit Distribution Plan and the              Mgmt          For                            For
       payment of the Company for the YE 31 DEC 2008

6.     Re-appoint Ernst & Young Hua Ming as the Company's        Mgmt          For                            For
       PRC Auditors and Ernst & Young as the Company's
       International Auditors for the FYE 31 DEC 2009,
       and the authorize the Board to determine the
       Auditors' remunerations

7.     Approve the proposed amendments to the Terms              Mgmt          For                            For
       of Reference of the Audit Committee

8.     Approve the emoluments of the Directors and               Mgmt          For                            For
       Supervisors [Non-Employee Representatives]
       for the YE 31 DEC 2009 and the ratification
       of emoluments paid to the Directors and Supervisors
       [non-employee representative] for the YE 31
       DEC 2008

9.     Approve the Private Offering is in compliance             Mgmt          For                            For
       with the requirements of relevant PRC Laws
       and Regulations

10.    Approve the feasibility of the proposed use               Mgmt          For                            For
       of proceeds from the Private Offering

11.    Approve the use of proceeds from the Initial              Mgmt          For                            For
       A Share Issue

S.12   Amend the Articles of Association                         Mgmt          For                            For

S.13   Authorize the Board, to grant the general mandate         Mgmt          For                            For
       to issue, allot and deal with additional A
       Shares not exceeding 20% of the A Shares in
       issue and additional H Shares not exceeding
       20% of the H Shares in issue and authorize
       the Board to make corresponding amendments
       to the Articles of Association as it thinks
       fit so as to reflect the new capital structure
       upon the allotment or issuance of Shares: 1]
       subject to Paragraph [3] below and in accordance
       with the relevant requirements of the Hong
       Kong Listing Rules, the Articles of Association
       and the applicable laws and regulations of
       the PRC, the exercise by the Board during the
       Relevant Period [as hereinafter specified]
       of all the powers of the Company to allot,
       issue and deal with, either separately or concurrently,
       additional A Shares and H Shares and to make
       or grant offers, agreements, options and rights
       of exchange or conversion which might require
       the exercise of such powers, during the Relevant
       Period, to make or grant offers, agreements,
       options and rights of exchange or conversion
       which might require the exercise of such powers
       after the end of the Relevant Period; 3] each
       of the aggregate nominal amounts of the A Shares
       and H Shares allotted, issued and dealt with
       or agreed conditionally or unconditionally
       to be allotted, issued and dealt with [whether
       pursuant to an option or otherwise] by the
       Board pursuant to the approval granted in Paragraph
       [1] above shall not exceed 20% of each of the
       aggregate nominal amounts of A Shares and H
       Shares in issue at the date of passing this
       resolution; and for the purposes of this resolution:
       [Authority expires at earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association or other applicable laws and regulations
       to be held]; to make corresponding amendments
       to the Articles of Association as it thinks
       fit so as to reflect the new capital structure
       upon the allotment or issuance of Shares as
       provided in Paragraph [1] of this resolution

S.14a  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the type and nominal value of the
       Shares to be issued

S.14b  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the Price Determination Base Date

S.14c  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the number of Shares to be issued

S.14d  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the target places and subscription
       method

S.14e  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the issue method

S.14f  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the basis for determining the issue
       price

S.14g  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the lock-up period

S.14h  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the place of listing of the A Shares
       to be issued

S.14i  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the use of proceeds from the Private
       Offering

S.14j  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the arrangement to the undistributed
       profits of the Company accumulated prior to
       the completion of the Private Offering

S.14K  Approve the terms and conditions of the private           Mgmt          For                            For
       offering: the validity period of the resolution
       regarding the Private Offering

S.15   Authorize the Board, at the Board's discretion            Mgmt          For                            For
       and with full authority, to [i] determine and
       deal with the matters in relation to the Private
       Offering [including but not limited to the
       specific timing of issue, number of A Shares
       to be issued, offering pricing and target places];
       [ii] sign material contracts, agreements and
       other documents in relation to the operation
       of the proposed project investments of the
       Private Offering; [iii] sign or execute all
       necessary documents [including but not limited
       to the placing and/or underwriting agreement,
       listing agreement and any other related document];
       [iv] engage the sponsor[s], joint underwriters,
       legal advisers and other agencies to the Private
       Offering; [v] effect and carry out necessary
       formalities [including but not limited to procedures
       for listing of the A Shares on the Shanghai
       Stock Exchange]; [vi] handle all registration
       requirements following the completion of the
       Private Offering; [vii] re-adjust the intended
       use of proceeds from the Private Offering should
       it consider appropriate; and [viii] take all
       other necessary actions in connection with
       the Private Offering

S.16   Approve the detailed proposal of the Private              Mgmt          For                            For
       Offering [For details, please refer to both
       English and Chinese versions of the detailed
       proposal of the Private Offering on the websites
       of the Hong Kong Stock Exchange: www.hkex.com.hk
       and the Shanghai Stock Exchange: www.sse.com.cn]




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI ELECTRIC GROUP CO LTD                                                              Agenda Number:  701949957
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y76824104
    Meeting Type:  CLS
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  CNE100000437
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1.A  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the type and nominal
       value of the Shares to be issued

S.1.B  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the Price Determination
       Base Date

S.1.C  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the number of Shares
       to be issued

S.1.D  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: target placees and
       subscription method

S.1.E  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the issue method

S.1.F  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the basis for determining
       the issue price

S.1.G  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the lock-up period

S.1.H  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the place of listing
       of the A Shares to be issued

S.1.I  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the use of proceeds
       from the Private Offering

S.1.J  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the arrangement to
       the undistributed profits of the Company accumulated
       prior to the completion of the Private Offering

S.1.K  Approve, conditional upon the approval of the             Mgmt          For                            For
       same by the shareholders at the AGM and the
       Class meeting for holders of A shares to be
       convened on 23 JUN 2009, the Private Offering,
       as specified, and the terms and conditions
       of the Private Offering: the validity period
       of the resolution regarding the Private Offering

S.2    Authorize the Board, at the Board's discretion            Mgmt          For                            For
       and with full authority, to [i] determine and
       deal with the matters in relation to the Private
       Offering [including but not limited to the
       specific timing of issue, number of A Shares
       to be issued, offering pricing and target placees];
       [ii] sign material contracts, agreements and
       other documents in relation to the operation
       of the proposed project investments of the
       Private Offering; [iii] sign or execute all
       necessary documents [including but not limited
       to the placing and/or underwriting agreement,
       listing agreement and any other related document];
       [iv] engage the sponsor[s], joint underwriters,
       legal advisers and other agencies to the Private
       Offering; [v] effect and carry out necessary
       formalities [including but not limited to procedures
       for listing of the A Shares on the Shanghai
       Stock Exchange]; [vi] handle all registration
       requirements following the completion of the
       Private Offering; [vii] re-adjust the intended
       use of proceeds from the Private Offering should
       it consider appropriate; and [viii] take all
       other necessary actions in connection with
       the Private Offering

S.3    Approve the proposal of the Private Offering              Mgmt          For                            For
       [as specified]




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI HAIXIN GROUP CO LTD, SHANGHAI                                                      Agenda Number:  701918089
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7682J101
    Meeting Type:  AGM
    Meeting Date:  13-Jun-2009
          Ticker:
            ISIN:  CNE000000DX2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 work report of the Board of              Mgmt          For                            For
       Directors

2.     Approve the 2008 work report of the Supervisory           Mgmt          For                            For
       Committee

3.     Approve the 2008 financial resolution report              Mgmt          For                            For

4.     Approve the 2008 Profit Distribution Proposal:            Mgmt          For                            For
       1) cash dividend/10 shares [tax included]:
       CNY 0.0000 2) bonus issue from capital reserve
       [share/10 shares]: none

5.     Re-elect the Directors                                    Mgmt          For                            For

6.     Re-elect the Supervisors                                  Mgmt          For                            For

7.     Authorize the Board to provide loan guarantee             Mgmt          For                            For
       for the Company's subsidiaries

8.     Authorize the Board to handle matters in relation         Mgmt          For                            For
       to external investment

9.     Amend the Articles of Association and authorize           Mgmt          For                            For
       the Board to handle related matters

10.    Re-appoint the Audit Firm and payment of auditing         Mgmt          For                            For
       fees for 2008




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI INDL HLDGS LTD                                                                     Agenda Number:  701682874
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7683K107
    Meeting Type:  EGM
    Meeting Date:  08-Sep-2008
          Ticker:
            ISIN:  HK0363006039
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the conditional sale and               Mgmt          For                            For
       purchase agreement dated 21JUL 2008 (as amended
       by a supplemental agreement dated 05 AUG 2008,
       together the "Hotel Acquisition Agreements"),
       made between South Pacific Hotel Holdings Limited,
       the Company and Shanghai Industrial Investment
       (Holdings) Company Limited ("SIIC") in relation
       to the acquisition by the Company of the Good
       Cheer Sale Share (as specified) and the Good
       Cheer Sale Loans (as defined and described
       in the Circular) for a consideration of HKD
       1,350,000,000 pursuant to the Hotel Acquisition
       Agreements, upon the terms and subject to the
       conditions therein contained, and all transactions
       contemplated thereunder and in connection therewith
       and any other ancillary documents; and authorize
       the Directors of the Company to sign, seal,
       execute, perfect, perform and deliver all such
       agreements, instruments, documents and deeds,
       and do all such acts, matters and things and
       take all such steps as they may in their discretion
       consider necessary, desirable or expedient
       to implement and/or to give effect to the Hotel
       Acquisition Agreements as they may in their
       discretion consider to be desirable and in
       the interests of the Company

2.     Approve and ratify the conditional sale and               Mgmt          For                            For
       purchase agreement dated 21 JUL 2008 (as amended
       by a supplemental agreement dated 05 AUG 2008,
       together the "Road Bridge Acquisition Agreements"),
       made between SIIC CM Development Limited, S.I.
       Infrastructure Holdings Limited and SIIC in
       relation to the acquisition by the Company
       of the Hu-Hang Sale Share and the Hu-Hang Sale
       Loan (both as defined and described in the
       Circular) for a consideration of HKD 4,196,312,000
       pursuant to the Road Bridge Acquisition Agreements,
       upon the terms and subject to the conditions
       therein contained, and all transactions contemplated
       thereunder and in connection therewith and
       any other ancillary documents and authorize
       the Directors of the Company to sign, seal,
       execute, perfect, perform and deliver all such
       agreements, instruments, documents and deeds,
       and do all such acts, matters and things and
       take all such steps as they may in their discretion
       consider necessary, desirable or expedient
       to implement and/or to give effect to the Road
       Bridge Acquisition Agreements as they may in
       their discretion consider to be desirable and
       in the interests of the Company




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI INDL HLDGS LTD                                                                     Agenda Number:  701931811
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7683K107
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  HK0363006039
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting    No vote
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive and consider the audited consolidated             Mgmt          For                            For
       financial statements of the Company for the
       YE 31 DEC 2008 together with the reports of
       the Directors and the Auditor thereon

2.     Declare a final dividend                                  Mgmt          For                            For

3.a    Re-elect Mr. Teng Yi Long as a Director                   Mgmt          For                            For

3.b    Re-elect Mr. Cai Yu Tian as a Director                    Mgmt          For                            For

3.c    Re-elect Mr. Lu Ming Fang as a Director                   Mgmt          For                            For

3.d    Re-elect Mr. Ding Zhong De as a Director                  Mgmt          For                            For

3.e    Re-elect Mr. Zhou Jun as a Director                       Mgmt          For                            For

3.f    Re-elect Mr. Leung Pak To, Francis as a Director          Mgmt          For                            For

3.g    Authorize the Board to fix the Directors' remuneration    Mgmt          For                            For

4.     Re-appoint Messrs. Deloitte Touche Tohmatsu               Mgmt          For                            For
       as the Auditor and authorize the Directors
       to fix the Auditor's remuneration

5.     Authorize the Directors of the Company subject            Mgmt          For                            For
       during the Relevant Period [as specified] to
       repurchase ordinary shares in the capital of
       the Company [Shares] on The Stock Exchange
       of Hong Kong Limited [Stock Exchange] or on
       any other stock exchange on which the securities
       of the Company may be listed and recognized
       by the Securities and Futures Commission and
       the Stock Exchange for this purpose, subject
       to and in accordance with all applicable laws
       and the requirements of the Rules Governing
       the Listing of Securities on the Stock Exchange
       or any other stock exchange as amended from
       time to time and the aggregate nominal amount
       of the shares which the Company to repurchase
       pursuant to this resolution shall not exceed
       10% of the aggregate nominal amount of the
       shares in issue at the date of the passing
       of this resolution; [Authority expires at the
       earlier of the conclusion of the next AGM of
       the Company; or the expiration of the period
       within which the next AGM of the Company is
       required by the Articles of Association of
       the Company or any applicable laws of Hong
       Kong to be held]

6.     Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue and deal with additional shares in the
       capital of the Company and to make or grant
       offers, agreements and options which would
       or might require the exercise of such powers,
       during and after the relevant period, and the
       aggregate nominal amount of share capital allotted,
       issued or dealt with or agreed conditionally
       or unconditionally to be allotted, issued or
       dealt with [whether pursuant to an option or
       otherwise] by the Directors of the Company
       pursuant to this resolution, otherwise than
       pursuant to i) a rights issue [as specified],or
       ii) the exercise of the subscription or conversion
       rights attaching to any warrants, convertible
       bonds or other securities issued by the Company
       which are convertible into shares of the Company,
       or iii) any share option scheme or similar
       arrangement for the time being adopted for
       the grant or issue to the eligible participants
       of shares or rights to acquire shares in the
       capital of the Company, or iv) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend on shares of the Company in accordance
       with the Articles of Association of the Company,
       shall not exceed 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue as at the date of the passing of this
       resolution; [Authority expires at the earlier
       of the conclusion of the next AGM of the Company;
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable laws of Hong Kong to be held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6 as specified, the aggregate nominal
       amount of the shares which are repurchased
       or otherwise acquired by the Company pursuant
       to Resolution 5 shall be added to the aggregate
       nominal amount of the shares which may be issued
       pursuant to Resolution 6, provided that such
       an amount shall not exceed 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue as at the date of the passing
       of this resolution




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI JINJIANG INTERNATIONAL HOTEL DEVELOPMENT CO LTD                                    Agenda Number:  701932522
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7688C100
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  CNE000000HM6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 work report of the Board of              Mgmt          For                            For
       Directors

2.     Approve the 2008 work report of the Supervisory           Mgmt          For                            For
       Committee

3.     Approve the 2008 financial resolution report              Mgmt          For                            For

4.     Approve the 2008 Profit Distribution Proposal:            Mgmt          For                            For
       1) cash dividend/10 shares [tax included]:
       CNY 3.5000; 2) bonus issue from profit [share/10
       shares]: none; 3) bonus issue from capital
       reserve [share/10 shares]: none

5.     Approve the payment of auditing fees                      Mgmt          For                            For

6.     Re-appoint the Audit Firm for 2009                        Mgmt          For                            For

7.     Approve the implementation status of 2008 continuing      Mgmt          For                            For
       connected transactions and estimated 2009 continuing
       connected transactions

8.     Amend the Articles of Association                         Mgmt          For                            For

9.     Re-elect the Directors and recommended candidates         Mgmt          For                            For
       for the Directors

10.    Re-elect the Supervisors and recommended candidates       Mgmt          For                            For
       for the Supervisors

11.    Approve the allowance for the Independent Directors       Mgmt          For                            For

12.    Approve the 2008 work report by an Independent            Mgmt          For                            For
       Director




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI JINJIANG INTL HOTELS  GROUP CO LTD                                                 Agenda Number:  701947256
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7688D108
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  CNE1000003Z1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board [the "Board"]             Mgmt          For                            For
       of Directors [the "Directors"] of the Company
       for the YE 31 DEC 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company [the "Supervisory Committee"]
       for the YE 31 DEC 2008

3.     Approve the audited financial statements and              Mgmt          For                            For
       the Auditors' report of the Company and of
       the Group as at and for the YE 31 DEC 2008

4.     Approve the proposed Profit Distribution Plan             Mgmt          For                            For
       and the Final Dividend Distribution Plan of
       the Company for the YE 31 DEC 2008 and authorize
       the Board to distribute such dividend to its
       shareholders

5.     Re-appoint PricewaterhouseCoopers, Hong Kong              Mgmt          For                            For
       Certified Public Accountants, and Deloitte
       Touche Tohmatsu CPA Limited as the Company's
       International and PRC Auditors, respectively,
       to hold their respective office until the conclusion
       of the next AGM of the Company, and ratify
       and approve their respective remuneration fixed
       by the Audit Committee of the Board

6.1    Appoint Mr. Yu Minliang as a Director of the              Mgmt          For                            For
       second session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.2    Appoint Mr. Shen Maoxing as a Director of the             Mgmt          For                            For
       second session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.3    Appoint Ms. Chen Wenjun as a Director of the              Mgmt          For                            For
       second session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.4    Appoint Mr. Yang Weimin as a Director of the              Mgmt          For                            For
       second session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.5    Appoint Mr. Chen Hao as a Director of the second          Mgmt          For                            For
       session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.6    Appoint Mr. Yuan Gongyao as a Director of the             Mgmt          For                            For
       second session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.7    Appoint Mr. Xu Zurong as a Director of the second         Mgmt          For                            For
       session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.8    Appoint Mr. Han Min as a Director of the second           Mgmt          For                            For
       session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.9    Appoint Mr. Kang Ming as a Director of the second         Mgmt          For                            For
       session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.10   Appoint Mr. Ji Gang as a Director of the second           Mgmt          For                            For
       session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.11   Appoint Mr. Xia Dawei as a Director of the second         Mgmt          For                            For
       session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.12   Appoint Mr. Sun Dajian as a Director of the               Mgmt          For                            For
       second session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.13   Appoint Dr. Rui Mingjie as a Director of the              Mgmt          For                            For
       second session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.14   Appoint Mr. Yang Menghua as a Director of the             Mgmt          For                            For
       second session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.15   Appoint Dr. Tu Qiyu as a Director of the second           Mgmt          For                            For
       session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

6.16   Appoint Mr. Shen Chengxiang as a Director of              Mgmt          For                            For
       the second session of the Board, for a term
       commencing from the dated of passing this resolution
       and ending at the conclusion of the Company's
       AGM to be held in 2012

6.17   Appoint Mr. Lee Chung Bo as a Director of the             Mgmt          For                            For
       second session of the Board, for a term commencing
       from the dated of passing this resolution and
       ending at the conclusion of the Company's AGM
       to be held in 2012

7.     Authorize the Board to determine the remuneration         Mgmt          For                            For
       of the Directors of the second session of the
       Board

8.1    Appoint Ms. Jiang Ping as a Supervisor of the             Mgmt          For                            For
       second session of the Supervisory Committee,
       for a term commencing from the date of passing
       this resolution and ending at the conclusion
       of the Company's AGM to be held in 2010

8.2    Appoint Mr. Zhou Qiquan as a Supervisor of the            Mgmt          For                            For
       second session of the Supervisory Committee,
       for a term commencing from the date of passing
       this resolution and ending at the conclusion
       of the Company's AGM to be held in 2010

8.3    Appoint Mr. Wang Guoxing as a Supervisor of               Mgmt          For                            For
       the second session of the Supervisory Committee,
       for a term commencing from the date of passing
       this resolution and ending at the conclusion
       of the Company's AGM to be held in 2010

8.4    Appoint Mr. Ma Mingju as a Supervisor of the              Mgmt          For                            For
       second session of the Supervisory Committee,
       for a term commencing from the date of passing
       this resolution and ending at the conclusion
       of the Company's AGM to be held in 2010

9.     Authorize the Board to determine the remuneration         Mgmt          For                            For
       of the Supervisors of the second session of
       the Supervisory Committee

S.10   Authorize the Board to issue, allot and deal              Mgmt          Against                        Against
       with additional shares in the capital of the
       Company, whether Domestic Shares or H Shares,
       and to make or grant offers, agreements and
       options in respect thereof, subject to the
       following conditions: (a) such mandate shall
       not extend beyond the relevant period save
       that the Board may during the relevant period
       make or grant offers, agreements and options
       which might require the exercise of such powers
       after the end of the relevant period; (b) the
       aggregate nominal amount of shares allotted
       or agreed conditionally or unconditionally
       to be allotted [whether pursuant to an option
       or otherwise] by the Board shall not exceed:
       (i) 20% of the aggregate nominal amount of
       Domestic Shares of the Company in issue; and/or
       (ii) 20% of the aggregate nominal amount of
       H Shares of the Company in issue, in each case
       as of the date of this resolution; and (c)
       the Board will only exercise its power under
       such mandate in accordance with the Company
       Law of the PRC and the Rules Governing the
       Listing of Securities on The Stock Exchange
       of Hong Kong Limited ["Listing Rules"] [as
       the same may be amended from time to time]
       and only if all necessary approvals from China
       Securities Regulatory Commission and/or other
       relevant PRC government authorities are obtained;
       for the purposes of this resolution: "Domestic
       Shares" means domestic invested shares in the
       share capital of the Company with par value
       of RMB1.00 each, which are subscribed for in
       Renminbi ["RMB"] by PRC investors; "H Shares"
       means the overseas-listed foreign invested
       shares in the share capital of the Company
       with a par value of RMB1.00 each, which are
       subscribed for and traded in Hong Kong Dollars;
       [Authority expires earlier at the conclusion
       of the next AGM of the Company or the expiration
       of the 12-month period following the passing
       of this resolution]; or the date on which the
       authority set out in this resolution is revoked
       or varied by a special resolution of the shareholders
       of the Company in a general meeting; and authorize
       the Board, contingent on the Board resolving
       to issue shares, to: a) approve, execute and
       do or procure to be executed and done, all
       such documents, deeds and things as it may
       consider necessary in connection with the issue
       of such new shares including, without limitation,
       the time and place of issue, making all necessary
       applications to the relevant authorities, entering
       into underwriting agreements [or any other
       agreements]; b) to determine the use of proceeds
       and to make all necessary filings and registrations
       with the relevant PRC, Hong Kong and other
       authorities; c) to increase the registered
       capital of the Company in accordance with the
       actual increase of capital by issuing shares,
       to register the increased capital with the
       relevant authorities in the PRC and to make
       such amendments to the Articles of Association
       of the Company as it thinks fit so as to reflect
       the increase and any other resultant changes
       in the registered capital of the Company

S.11   Amend the Articles of Association of the Company          Mgmt          For                            For
       [as specified] and authorize any Director or
       Joint Company Secretary of the Company, to
       do all such acts as he deems fit to effect
       the amendments and to make relevant registrations
       and filings in accordance with the relevant
       requirements of the applicable laws and regulations
       in the PRC and Hong Kong and the Listing Rules

12.    Approve proposals [if any] put forward at such            Mgmt          For                            For
       meeting by any shareholder's of the Company
       holding 5% or more of the Company's shares
       carrying the right to vote at such meeting




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI ZHENHUA PORT MACHINERY CORPORATION LTD                                             Agenda Number:  701699045
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7699F100
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2008
          Ticker:
            ISIN:  CNE000000SJ9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company's eligibility for non-public          Mgmt          For                            For
       offering

2.     Approve the structure of the offering                     Mgmt          For                            For

3.     Approve the preliminary plan of the offering              Mgmt          For                            For

4.     Approve the feasibility report on the use of              Mgmt          For                            For
       raised proceeds from the offering

5.     Approve to enter a share subscription agreement           Mgmt          For                            For
       and a share transfer agreement and the related
       supplement agreements with a shareholder

6.     Approve the statement on previous raised proceeds         Mgmt          For                            For

7.     Approve the significant connected transactions            Mgmt          For                            For
       related to the offering

8.     Approve the biggest shareholder to entrust the            Mgmt          For                            For
       Company with the Management of 2 other Company's

9.     Approve the exemption of tender offer obligation          Mgmt          For                            For
       from the biggest shareholder for increasing
       its shares take in the Company

10.    Authorize the Board for matters dealing with              Mgmt          For                            For
       the offering

11.    Approve to Revised Management rules on raised             Mgmt          For                            For
       proceeds

12.    Approve to provide guarantee for a subsidiary             Mgmt          For                            For

13.    Approve to adjust compensations for the Independent       Mgmt          For                            For
       Directors

14.    Elect the Supervisors                                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI ZHENHUA PORT MACHY CO LTD                                                          Agenda Number:  701755968
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7699F100
    Meeting Type:  EGM
    Meeting Date:  18-Nov-2008
          Ticker:
            ISIN:  CNE000000SJ9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ORIGINAL NOTARIZED POWER OF              Non-Voting    No vote
       ATTORNEY FOR VOTING IS REQUIRED. THANK YOU.

1.     Approve to draw a proportion from the over fulfillment    Mgmt          For                            For
       profit as encouragement for Management Team
       and Zhenhua Meritorious workers and set up
       Zhenhua Meritorious workers fund

2.     Approve to issue medium-term financial bills              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI ZHENHUA PORT MACHY CO LTD                                                          Agenda Number:  701880608
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7699F100
    Meeting Type:  AGM
    Meeting Date:  08-May-2009
          Ticker:
            ISIN:  CNE000000SJ9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the 2008 work report of the Board of              Mgmt          For                            For
       Directors

2.     Receive the 2008 work report of the Supervisory           Mgmt          For                            For
       Committee

3.     Receive the 2008 work report by Independent               Mgmt          For                            For
       Director

4.     Receive the 2008 work report by President                 Mgmt          For                            For

5.     Receive the 2008 annual report and its summary            Mgmt          For                            For

6.     Receive the 2008 financial resolution report              Mgmt          For                            For

7.     Approve the 2008 profit distribution proposal             Mgmt          For                            For
       1] cash dividend/10 shares [tax included]:
       CNY 0.3400; 2] bonus issue from profit [share/10
       shares]: 3.0; 3] bonus issue from capital reserve
       [share/10 shares]: none

8.     Approve to change the Company name                        Mgmt          For                            For

9.     Amend the Articles of Association                         Mgmt          For                            For

10.    Approve the appraisal for Zhenhua outstanding             Mgmt          For                            For
       contribution award and foundation of Zhenhua
       outstanding contribution award fund

11.    Approve the issue of short-term financing bills           Mgmt          For                            For

12.    Re-appoint the domestic audit firm for 2009               Mgmt          For                            For

13.    Amend the rules of procedures for Independent             Mgmt          For                            For
       Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SHELL OMAN MARKETING, MUSCAT                                                                Agenda Number:  701829559
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8277Z107
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2009
          Ticker:
            ISIN:  OM0005514035
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       for the Company for the FYE 31 DEC 2008

2.     Approve the Corporate Governance report for               Mgmt          For                            For
       the Company for the FYE 31 DEC 2008

3.     Approve the Auditors report and the financial             Mgmt          For                            For
       statements balance sheet and profit and loss
       account in respect of the Company for the FYE
       31 DEC 2008

4.     Approve the proposed final cash Dividend to               Mgmt          For                            For
       shareholders of 115 Baisas per share 115% of
       the nominal value for the FYE 31 DEC 2008

5.     Approve the paid allowance to the Board of Directors      Mgmt          For                            For
       for attending both the Board Meeting and the
       Subsidiary Committees for the previous FY and
       for the forthcoming FY

6.     Approve the proposal of distributing the total            Mgmt          For                            For
       sum of OMR 60200 as remuneration for the Board
       of Directors of the Company for the FYE 31
       DEC 2008

7.     Approve the transactions entered into by the              Mgmt          For                            For
       Company with related parties during the FYE
       31 DEC 2008

8.     Approve the transactions that the Company will            Mgmt          For                            For
       enter into with related parties during the
       FYE 31 DEC 2009

9.     Elect 10 New Members of the Board of Directors            Mgmt          For                            For
       of the Company from amongst the shareholders
       or non shareholders, [a] any person who wishes
       to be nominated to the Board of Directors of
       the Company is required to fill in a Directors
       nomination form, [b] the completed form should
       be delivered to the Company at least 2 days
       prior to the date of the AGM of the AGM of
       the Company by the end of business hours on
       Sunday 15 MAR 2009 the Company will not accept
       any applications received after this date

10.    Appoint the Auditors for the Company for the              Mgmt          For                            For
       YE 31 DEC 2009 and approve to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 SHELL REFINING CO FEDERATION OF MALAYSIA BERHAD                                             Agenda Number:  701894215
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y77403106
    Meeting Type:  AGM
    Meeting Date:  07-May-2009
          Ticker:
            ISIN:  MYL4324OO009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To receive the audited financial statements               Non-Voting    No vote
       of the Company for the FYE 31 DEC 2008 and
       the reports of the Directors and Auditors thereon

1.     Approve the declaration of a final dividend               Mgmt          For                            For
       of MYR 0.30 less Malaysian Income Tax at 25%
       per unit of ordinary share of MYR 1.00 each
       for the YE 31 DEC 2008 as recommended by the
       Directors

2.     Re-elect Mr. Tuan Haji Rozano Bin Saad, who               Mgmt          For                            For
       retires in accordance with Article 81(2) of
       the Company's Articles of Association

3.     Re-elect Y. Bhg. Dato' Saw Choo Boon as a Director,       Mgmt          For                            For
       who retires in accordance with Article 81(3)
       of the Company's Articles of Association

4.     Re-elect Y. Bhg. Dato' Seri Talaat Bin Haji               Mgmt          For                            For
       Husain as a Director, who retires in accordance
       with Article 81(3) of the Company's Articles
       of Association

5.     Re-elect Mr. Mark Owen Stevens as a Director,             Mgmt          For                            For
       who retires in accordance with Article 81(3)
       of the Company's Articles of Association

6.     Re-elect Y. Bhg. Tan Sri Datuk Clifford Francis           Mgmt          For                            For
       Herbert, who retires in accordance with Article
       81(9) of the Company's Articles of Association

7.     Re-appoint Y. Bhg. Dato' Jaffar Indot as a Director       Mgmt          For                            For
       of the Company, who retires in accordance with
       Section 129 of the Companies Act, 1965, to
       hold office until the conclusion of the next
       AGM

8.     Appoint Messrs. PricewaterhouseCoopers as the             Mgmt          For                            For
       Auditors and authorize the Directors to fix
       the Auditors remuneration

9.     Approve, subject to the Companies Act, 1965,              Mgmt          For                            For
       the Memorandum and Articles of Association
       of the Company and the Listing Requirements
       of Bursa Malaysia Securities Berhad, a) approval
       to the Renewal of the Existing Shareholders'
       Mandate for the Company to enter into and give
       effect to the category of the recurrent arrangements
       or transactions of a revenue or trading nature
       from time to time with the related parties,
       as specified in Section 2.2 of the circular
       to shareholders dated 10 APR 2009; and b) a
       new shareholders' mandate be and is hereby
       granted for the Company to enter into additional
       recurrent related party transactions of a revenue
       or trading nature from time to time with the
       related party, namely as specified in Section
       2.2 of the circular to shareholders dated 10
       APR 2009, provided that such transactions are:
       i) recurrent transactions of a revenue or trading
       nature; ii) necessary for the Company's day-to-day
       operations; iii) carried out in the ordinary
       course of business on normal commercial terms
       which are not more favorable to the related
       parties than those generally available to the
       public; and iv) not to the detriment of minority
       shareholders; [the Mandate]; [Authority expires
       at the conclusion of the next AGM of the Company
       following the AGM at which such mandate was
       passed, at which time it will lapse, unless
       the authority is renewed by a resolution passed
       at the meeting; ii) the expiration of the period
       within which the next AGM is required to be
       held pursuant to Section 143(1) of the Companies
       Act, 1965 but shall not extend to such extension
       as may be allowed pursuant to Section 143(2)
       of the Companies Act, 1965]; and authorize
       the Directors of the Company to complete and
       do all such acts and things [including executing
       all such documents as may be required], as
       they may consider expedient or necessary to
       give effect to the mandate




--------------------------------------------------------------------------------------------------------------------------
 SHENZHEN CHIWAN WHARF HOLDINGS LIMITED                                                      Agenda Number:  701898681
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1565S106
    Meeting Type:  AGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  CNE0000007C3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the 2008 working report of the Board              Mgmt          For                            For
       of Directors

2.     Receive the 2008 working report of the Supervisory        Mgmt          For                            For
       Committee

3.     Receive the 2008 financial resolution report              Mgmt          For                            For

4.     Approve the 2008 Profit Distribution Plan: 1)             Mgmt          For                            For
       cash dividend/10 shares [tax included]: CNY
       5.0000; 2) bonus issue from profit [share/10
       shares]: none; 3) bonus issue from capital
       reserve [share/10 shares]: none

5.     Re-appoint the Company's Audit Firm                       Mgmt          For                            For

6.     Amend the Company's Articles of Association               Mgmt          For                            For

7.     Approve the formulation and implementation of             Mgmt          For                            For
       the Share Incentive Plan




--------------------------------------------------------------------------------------------------------------------------
 SHIN CORP PLC                                                                               Agenda Number:  701821565
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y77496142
    Meeting Type:  AGM
    Meeting Date:  10-Apr-2009
          Ticker:
            ISIN:  TH0201010Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the matters to be informed                        Mgmt          For                            For

2.     Approve and adopt the minutes of the AGM of               Mgmt          For                            For
       shareholders for 2008 held on 22 APR 2008

3.     Approve and adopt the Board of Directors' report          Mgmt          For                            For
       on the Company's operation results for 2008

4.     Approve the balance sheets and statements of              Mgmt          For                            For
       income for the YE 31 DEC 2008

5.1    Approve the appropriation of the net profit               Mgmt          For                            For
       for 2008 as the annual dividend

5.2    Approve the appropriation of the net profit               Mgmt          For                            For
       for the period 01 JAN to 09 APR 2009 as the
       interim dividend

6.1    Appoint the Company's External Auditors for               Mgmt          For                            For
       2009

6.2    Approve the remuneration of the Company's External        Mgmt          For                            For
       Auditors for 2009

7.     Appoint the Directors to replace those who will           Mgmt          For                            For
       retire by rotation in 2009

8.     Approve the remuneration of the Company's Board           Mgmt          For                            For
       of Directors for 2009

9.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SHIN KONG FINANCIAL HOLDING CO LTD                                                          Agenda Number:  701704997
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7753X104
    Meeting Type:  EGM
    Meeting Date:  31-Oct-2008
          Ticker:
            ISIN:  TW0002888005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve the capital injection by issuing new              Mgmt          For                            For
       shares via private placement

A.2    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SHIN KONG FINANCIAL HOLDING CO LTD                                                          Agenda Number:  701982781
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7753X104
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002888005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of assets impairment                           Non-Voting    No vote

A.4    The status of the 2008 local unsecured corporate          Non-Voting    No vote
       bonds

A.5    The status of subordinated unsecured Corporate            Non-Voting    No vote
       bonds

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve to revise the Articles of incorporation           Mgmt          For                            For

B.4    Approve the proposal of capital injection by              Mgmt          For                            For
       issuing new shares will not exceed 2,000 million,
       global depository receipt or new shares via
       private placement

B.5    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SHINHAN FINANCIAL GROUP CO LTD, SEOUL                                                       Agenda Number:  701814508
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7749X101
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2009
          Ticker:
            ISIN:  KR7055550008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation, amendment to the Articles
       of Incorporation resulting from enacting of
       Financial Investment Services and Capital Market
       Act and amendment of Commercial Law

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

4.     Approve the Stock Option for staff, and the               Mgmt          For                            For
       Directors/staff of the subsidiary of the Company

5.1    Elect Mr. Lee, Back Soon as an Non-Outside Director       Mgmt          For                            For

5.2    Elect Mr. Go, Bu In as an Outside Director                Mgmt          For                            For

5.3    Elect Mr. Kim, Young Woo as an Outside Director           Mgmt          For                            For

5.4    Elect Mr. Kim, Yo Gu as an Outside Director               Mgmt          For                            For

5.5    Elect Mr. Ryu, Si Yul as an Outside Director              Mgmt          For                            For

5.6    Elect Mr. Yoon, Gye Sub as an Outside Director            Mgmt          For                            For

5.7    Elect Mr. Lee, Jung Il as an Outside Director             Mgmt          For                            For

5.8    Elect Mr. Jun, Sung Bin as an Outside Director            Mgmt          For                            For

5.9    Elect Mr. Jung, Gab Young as an Outside Director          Mgmt          For                            For

5.10   Elect Mr. Jung, Haeng Nam as an Outside Director          Mgmt          For                            For

5.11   Elect Mr. Jo, Bong Yun as an Outside Director             Mgmt          For                            For

5.12   Elect Mr. Choi, Young Suk as an Outside Director          Mgmt          For                            For

5.13   Elect Mr. Philippe Reynieix as an Outside Director        Mgmt          For                            For

6.1    Elect Mr. Kim, Young Woo as an Outside Director           Mgmt          For                            For

6.2    Elect Mr. Jun, Sung Bin as an Outside Director            Mgmt          For                            For

6.3    Elect Mr. Jung, Gab Young as an Outside Director          Mgmt          For                            For

6.4    Elect Mr. Jo, Bong Yeon as an Outside Director            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHINSEGAE CO LTD, SEOUL                                                                     Agenda Number:  701765159
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y77538109
    Meeting Type:  OGM
    Meeting Date:  18-Nov-2008
          Ticker:
            ISIN:  KR7004170007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the Merger                                        Mgmt          No vote




--------------------------------------------------------------------------------------------------------------------------
 SHINSEGAE CO LTD, SEOUL                                                                     Agenda Number:  701817390
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y77538109
    Meeting Type:  AGM
    Meeting Date:  06-Mar-2009
          Ticker:
            ISIN:  KR7004170007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Audit Committee Member                          Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SHIPPING CORPORATION OF INDIA LTD                                                           Agenda Number:  701704860
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7757H113
    Meeting Type:  AGM
    Meeting Date:  29-Sep-2008
          Ticker:
            ISIN:  INE109A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the balance sheet              Mgmt          For                            For
       as at 31 MAR 2008, the profit & loss account
       for the YE on that date and the reports of
       the Auditors and the Directors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Shri A.K. Mago as a Director, who              Mgmt          For                            For
       retires at this meeting

4.     Re-appoint Shri A.D. Fernando as a Director,              Mgmt          For                            For
       who retires at this meeting

5.     Re-appoint Shri U. Sundararajan as a Director,            Mgmt          For                            For
       who retires at this meeting

6.     Re-appoint Shri J.N.L. Srivastava as a Director,          Mgmt          For                            For
       who retires at this meeting

7.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

8.     Appoint Shri. S.C. Tripathi as a Director of              Mgmt          For                            For
       the Company

9.     Appoint Shri. J.N. Das as a Director                      Mgmt          For                            For

S.10   Amend the Articles: i) by deleting the Article            Mgmt          For                            For
       150(1)(d) of Articles of Association, and consequent
       renumbering of the remaining sub-clauses of
       Article 150(1), ii) be deleting and modifying
       the Article 150(2)(a), (e), (h), (d) of Articles
       of Association, insertion od new clauses to
       Article 150[2][a] and [d] and consequent renumbering
       of the remaining sub-clauses of the said Article;
       iii) by substituting Article 151 of the Articles
       of Associatiob by inserting a new Article 151;
       iv) by inserting new Clause [25] in Article
       166 of the Articles of Association, as specified

S.11   Authorize the Board, upon the recommendation              Mgmt          For                            For
       of the Board of Directors of the Company [the
       Board, which term shall be deemed to include
       any Committee thereof] and in accordance with
       applicable provisions of the Companies Act,
       1956, or any amendment or re-enactment thereof
       and the provisions of the Articles of Association
       of the Company and subject to the approval
       of competent authority and subject to the Guidelines
       issued by the Securities and Exchange Board
       of India [SEBI] in this behalf and subject
       to such further approvals, consents, permissions
       and sanctions, as may be necessary from appropriate
       authorities, consent of Members, for capitalization
       of sum of INR 1,41,15,12,150 standing to the
       credit of the general reserves of the Company,
       as may be considered necessary by the Board,
       for the purpose of issue of Bonus Shares of
       INR 10 each, credited as fully paid-up equity
       shares to the holders of equity shares of the
       Company, whose names shall appear in the register
       of Members or in the respective beneficiary
       account with their respective Depositary Participants,
       on the Record Date to be determined by the
       Board for the purpose, in the proportion of
       1 bonus share of INR 10 each for 2 fully paid-up
       equity shares of INR 10 each held by them and
       that the bonus shares so distributed shall,
       for all purposes, be treated as an increase
       in the nominal amount in the capital of the
       Company held by each such Member, and not as
       income; that the bonus equity shares so allotted
       shall rank pari passu with the existing equity
       shares of the Company, from the date of creation;
       that the bonus shares so allotted shall always
       be subject to the terms and conditions contained
       in the Memorandum and Articles of Association
       of the Company; that no letter of allotment
       shall be issued in respect of the bonus shares
       but in the case of Members who hold equity
       shares [or opt to receive the bonus shares]
       in dematerialized form, the bonus shares shall
       be credited to the respective beneficiary accounts
       of the Members with their respective depository
       participation and in the case of Members who
       hold equity shares in physical form, the share
       certificates in respect of the bonus shares
       shall be dispatched, within 3 months from the
       date of allotment; that no fractions, if any,
       arising out of the issue and allotment of the
       bonus shares shall be allotted by the Company
       and the Company shall not issue any certificate
       or coupon in respect thereof but all such fractional
       entitlements, if any, shall be consolidated
       and the bonus shares, in lieu thereof, shall
       be allotted by the Board of, who shall hold
       the same as trustee[s] for the Members entitled
       thereto, and sell the said shares so arising
       on such date and at such rate, as deemed fit
       by them and pay to the Company the net sale
       proceeds thereof, after adjusting therefrom
       the cost and expenses in respect of such sale,
       for distribution to the Members in proportion
       to their fractional entitlements; that the
       issue and allotment of the bonus shares to
       Non-resident Members, Foreign Institutional
       Investors [FIIs] and other Foreign Investors
       and/on distribution of net sale proceeds in
       respect of fractions to which such Members
       may be entitled, be subject to the approval
       of the Reserve Bank of India under the Foreign
       Exchange Management Act, 1999, as may be necessary;
       that for the purpose of giving effect to this
       resolution, and to do all such acts/deeds,
       matters and things and give such directions
       as may be necessary or expedient and to settle
       any question, difficulty or doubt that may
       arise in this regard as the Board in its absolute
       discretion may deem necessary or desirable




--------------------------------------------------------------------------------------------------------------------------
 SHOPRITE HOLDINGS LTD (SHP)                                                                 Agenda Number:  701723896
--------------------------------------------------------------------------------------------------------------------------
        Security:  S76263102
    Meeting Type:  AGM
    Meeting Date:  27-Oct-2008
          Ticker:
            ISIN:  ZAE000012084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Adopt the annual financial statements of the              Mgmt          For                            For
       Company and the Group for the YE 30 JUN 2008
       including the reports of the Directors and
       Auditors

O.2    Approve the remuneration of the Non-Executive             Mgmt          For                            For
       Directors for the YE 30 JUN 2008, as specified
       in the annual financial statements

O.3    Re-appoint the Auditors, PricewaterhouseCoopers,          Mgmt          For                            For
       for the ensuing year and authorize the Directors
       to determine the Auditors' remuneration

O.4    Approve the declaration and payment of the ordinary       Mgmt          For                            For
       dividend as recommended by the Directors of
       the Company

O.5    Re-elect Dr. C. H. Wiese as a Director, who               Mgmt          For                            For
       retires in terms of Article 14.1 of the Articles
       of Association of the Company

O.6    Re-elect Mr. J. A. Louw as a Director, who retires        Mgmt          For                            For
       in terms of Article 14.1 of the Articles of
       Association of the Company

O.7    Re-elect Mr. B. R. Weyers as a Director, who              Mgmt          For                            For
       retires in terms of Article 14.1 of the Articles
       of Association of the Company

O.8    Approve, that 27.2 million [5% of the issued              Mgmt          For                            For
       share capital that includes treasury shares]
       of the authorized but unissued shares in the
       capital of the Company, be placed under the
       control and authority of the Directors of the
       Company and authorize the Directors of the
       Company to allot, issue end otherwise dispose
       of such shares to such person or persons on
       such terms and conditions and at such times
       as the Directors of the Company may from time
       to time and in their discretion deem fit, subject
       to the provisions of the Act, the Articles
       of Association of the Company and JSE Limited
       ["JSE"] Listings Requirements, when applicable,
       and any other exchange on which the shares
       of the Company maybe quoted or listed from
       time to time, until the Company's next AGM

O.9    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to no less than 75% of the votes cast by those
       shareholders of the Company present in person
       or represented by proxy to vote at this AGM
       voting in favor of this ordinary resolution,
       to issue all or any of the authorized but unissued
       shares in the capital of the Company, for cash,
       as and when they in their discretion deem fit,
       subject to the Act, the Articles of Association
       of the Company, the JSE Listings Requirements
       and any other exchange on which the shares
       of the Company maybe quoted from time to time,
       when applicable, subject to the following limitations,
       namely that: the equity securities which are
       the subject of the issue for cash most be of
       a class already in issue, or where this is
       not the case, must be limited to such securities
       or rights that are convertible into a class
       already in issue; any such issue will only
       be made to "public shareholders" as defined
       in the JSE Listings Requirements and not related
       parties, unless the JSE otherwise agrees, the
       number of shares issued for cash shall not
       in the aggregate in any one financial year,
       exceed 5% of the Company's issued share capital
       of ordinary shares; the number of ordinary
       shares which may be issued shall be based on
       the number of ordinary shares in issue, added
       to those that may be issued in future [arising
       from the conversion of options/convertibles]
       at the date of such application, less any ordinary
       shares issued, or to be issued in future arising
       from options/convertible ordinary shares issued
       during the current financial year, plus any
       ordinary shares to be issued pursuant to a
       rights issue which has been announced, is irrevocable
       and fully underwritten, or an acquisition which
       has had final terms announced; a paid press
       announcement giving full details, including
       the impact on the net asset value and earnings
       per share, be published at the time of any
       issue representing, one cumulative basis within
       one financial year, 5% of the number of shares
       in issue prior to the issue, and in determining
       the price at which an issue of shares may be
       made in terms of this authority, the maximum
       discount permitted will be 10% of the weighted
       average traded price on the JSE of those shares
       over the 30 business days prior to the date
       that the price of the issue is determined or
       agreed by the Directors of the Company; [authority
       shall not extend beyond 15 months]

O.10   Amend, subject to the compliance of any other             Mgmt          For                            For
       requirements as set out in the trust deed of
       the Shoprite Holdings Limited Share Incentive
       Trust ["the Trust Deed"] the Trust Deed to
       which the Company is a party be and is amended
       upon the following terms: the amplification
       of the powers of the trustees as set out in
       Clause 6.1.2 to read as specified: to borrow,
       raise monies and/or accept any contributions
       or payments from the company and/or any other
       member of the group or from third parties for
       the purposes of the schemes on such terms as
       they deem fit; the adding of a new Clause 198,
       as specified; authorize any Director of the
       Company to sign all such documents and do all
       such things as may be necessary to give effect
       to the aforegoing

S.1    Authorize, the Company and/or any subsidiary              Mgmt          For                            For
       of the Company, pursuant to Sections 85(2)
       and 85(3) of the Act, to acquire the issued
       ordinary shares of the Company, upon such terms
       and conditions and in such amounts as the Directors
       of the Company may from time to time determine,
       but subject to the Articles of Association
       of the Company, the provisions of the Act and
       the JSE Listings Requirements and any other
       exchange on which the shares of the Company
       may be quoted or listed from time to time,
       where applicable, and provided that: the repurchase
       of securities will be effected through the
       main order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counterparty; in determining the price at which
       the Company's ordinary shares are acquired
       by the Company in terms of this general authority,
       the maximum premium at which such ordinary
       shares may be acquired will be 10% of the weighted
       average of the market price at which such ordinary
       shares are traded on the JSE as determined
       over the 5 trading days immediately preceding
       the date of the repurchase of such ordinary
       shares by the Company; the acquisitions of
       ordinary shares in the aggregate in anyone
       financial year do not exceed 5% of the Company's
       issued ordinary share capital from the date
       of the grant of this general authority; the
       Company and the Group are in a position to
       repay their debt in the ordinary course of
       business for the 12 months after the date of
       the notice of the AGM; the assets of the Company
       and the Group, being fairly valued in accordance
       with Generally Accepted Accounting Practice,
       are in excess of the liabilities of the Company
       and the Group for the 12 months after the date
       of the notice of the AGM; the ordinary capital
       and reserves of the Company and the Group are
       adequate for the 12 months after the date of
       the notice of the AGM; the available working
       capital is adequate to continue the operations
       of the Company and the Group 12 months after
       the date of the notice of the AGM; upon entering
       the market to proceed with tire repurchase,
       the Company's sponsor has complied with its
       responsibilities contained in Schedule 25 of
       the JSE Listings Requirements; after such repurchase
       the Company will still comply with paragraphs
       3.37 to 3.41 of the JSE Listings requirements
       concerning share holder spread requirements,
       the Company or its subsidiaries will not repurchase
       securities during a prohibited period as defined
       in paragraph 3.67 of the JSE Listings Requirements,
       when the Company has cumulatively repurchased
       3% of the initial number of the relevant class
       of securities, and for each 3% in aggregate
       of the initial number of that class acquired
       thereafter, an announcement will be made, and
       the Company only appoints one agent to effect
       any repurchase(s) on its behalf; [Authority
       expires the earlier of the Company's next AGM
       or 15 months]

S.2    Approve that the Company repurchases up to 35             Mgmt          For                            For
       653 533 ordinary shares from Shoprite Checkers
       (Pty) Ltd a wholly owned subsidiary of the
       Company; and up to 506 036 ordinary shares
       from the Shoprite Holdings Limited Share Incentive
       Trust, at such times and in such quantifies
       as the Directors may determine in their discretion
       and at the ruling price for the ordinary shares
       of the Company on the JSE at the relevant time,
       as a specific approval in terms of Section
       85 of the Act, subject to the Articles of Association
       of the Company and the JSE Listing Requirements;
       the Directors of the Company will only implement
       the repurchase contemplated in this resolution
       if, after considering the effect of the specific
       repurchase: the Company and the Group will
       be able to pay its debts as they become due
       in the ordinary course of business for the
       period of 12 months after the date of the specific
       repurchase; the assets of the Company and the
       Group will be in excess of the liabilities
       of the Company and the Group after the date
       of the specific repurchase, the share capital
       and the reserves of the Company and the Group
       will be adequate for ordinary business purposes
       for a period of 12 months after the date of
       the specific repurchase; the working capital
       of the Company and the Group will he adequate
       for ordinary business purposes for a period
       of 12 months after the date of approval of
       the specific repurchase, and they are satisfied
       that it will have no other detrimental consequences
       for the Company

S.3    Approve to amplify the Article 29.2 of the Articles       Mgmt          For                            For
       of Association of the Company by the adding
       of the sentence at the end thereof, as specified

S.4    Approve to amplify the Article 29.3 of the Articles       Mgmt          For                            For
       of Association of the Company by the adding
       of the sentence, as specified

S.5    Approve to amplify, subject to the passing of             Mgmt          For                            For
       special resolution number 3, the Article 31
       of the Articles of Association of the Company
       by an additional Article 31.11, as specified

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SHUFERSAL LTD                                                                               Agenda Number:  701611801
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8411W101
    Meeting Type:  AGM
    Meeting Date:  16-Jul-2008
          Ticker:
            ISIN:  IL0007770378
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial Statements and the Directors        Mgmt          For                            For
       report for the year 2007

2.     Re-appoint Messrs. R. Bisker, S. Fisher, N.               Mgmt          For                            For
       Dankner, R. Hadassi, H. Gabriel, I. Manor,
       Z. Livnat, I. Bergman, A. Arel, O. Leader,
       M. Gold, A. Geva and S. Biran; as the Officiating
       Directors the External Directors continue in
       office by Provision of Law

3.     Re-appoint the Accountant-Auditors for the year           Mgmt          For                            For
       2008 and report of the Board as to their fees

4.     Approve the increase of the amount of cover               Mgmt          For                            For
       of the basic D&O Insurance Policy that the
       Company is permitted to purchase to a maximum
       of ILS 40 million




--------------------------------------------------------------------------------------------------------------------------
 SHUFERSAL LTD                                                                               Agenda Number:  701794516
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8411W101
    Meeting Type:  EGM
    Meeting Date:  17-Feb-2009
          Ticker:
            ISIN:  IL0007770378
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the terms of employment of Mr. I. Fisher,         Mgmt          For                            For
       the son of Mr. Y. Fisher who is Joint Chairman
       of the Board of the Company and who is a controlling
       shareholder of Bronfman, Fisher, Gad Limited
       which is an interested party in the Company,
       in the capacity of Managers of format Yesh
       business development, the main terms of employment
       are monthly salary ILS 10,000 annual bonus
       of up to 3 months salary in accordance with
       the bonus policy of the Company, usual social
       and ancillary benefits, the Company may grant
       an annual increase of 10% a year provided so
       long as the salary does not exceed ILS 30,000




--------------------------------------------------------------------------------------------------------------------------
 SHUFERSAL LTD                                                                               Agenda Number:  701989521
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8411W101
    Meeting Type:  SGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  IL0007770378
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve that Mr. Yacov Fisher should supply               Mgmt          For                            For
       his services to the Company as Joint Chairman
       on a part time basis [at least 25%] in the
       status of an Independent Contractor, instead
       as an Employee with no change in the cost to
       the Company; the terms of employment as an
       employee was approved by General Meeting in
       JAN 2008, Mr. Fisher will receive a total payment
       of NIS 68,958 a month Index linked plus expenses
       and an annual bonus of 0.75% of the net profit,
       and he will retain the options issued to him
       as an employee

2.     Re-appoint Mr. Omri Tov as an External Director           Mgmt          For                            For
       for an additional statutory 3 year period




--------------------------------------------------------------------------------------------------------------------------
 SIAM CEMENT PUBLIC CO LTD                                                                   Agenda Number:  701804444
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7866P139
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  TH0003010Z04
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU.

1.     To approve the minutes of AGM of share holders            Non-Voting    No vote
       for the year 2008 [15th] held on Wednesday
       26 MAR 2008

2.     To acknowledge the Company's annual report for            Non-Voting    No vote
       the year 2008

3.     To adopt the balance sheet and profit and loss            Non-Voting    No vote
       statements for the YE 31 DEC 2008

4.     To consider and approve allocation of profit              Non-Voting    No vote
       for the year 2008

5.     To consider and approve the Election of MR.               Non-Voting    No vote
       Snoh Unakul, MR. Panas Simasathien, Mr. Arsa
       Sarasin, MR. Chumpol Nalamlieng as Members
       of the Directors for the ensuing year in replacement
       of those who are retired by rotation

6.     To consider and approve the appointment of the            Non-Voting    No vote
       Auditor and the audit fee for year 2009

7.     To consider and approve the indemnification               Non-Voting    No vote
       of Directors

8.     To acknowledge the remuneration and bonus of              Non-Voting    No vote
       the Board of Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE AND NON-NUMBERED
       AND NON-VOTING RESOLUTION.THANK YOU.

       To acknowledge the remuneration and bonus of              Non-Voting    No vote
       the Sub Committees




--------------------------------------------------------------------------------------------------------------------------
 SIAM CEMENT PUBLIC CO LTD                                                                   Agenda Number:  701825397
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7866P147
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  TH0003010Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 531799 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the minutes of 2008 AGM of shareholders           Mgmt          For                            For
       held on 26 MAR 2008

2.     Acknowledge the Company's annual report for               Mgmt          For                            For
       the year 2008

3.     Approve the balance sheet and statements of               Mgmt          For                            For
       profit and loss of the YE on 31 DEC 2008

4.     Approve the allocation of profit for the year             Mgmt          For                            For
       2008

5.1    Elect Mr. Snoh Unakul as a Director in replacement        Mgmt          For                            For
       of those who are retired by rotation

5.2    Elect Mr. Panas Simasathien as a Director in              Mgmt          For                            For
       replacement of those who are retired by rotation

5.3    Elect Mr. Arsa Sarasin as a Director in replacement       Mgmt          For                            For
       of those who are retired by rotation

5.4    Elect Mr. Chumpol NaLamlieng as a Director in             Mgmt          For                            For
       replacement of those who are retired by rotation

6.     Appoint the Auditor and approve the audit fee             Mgmt          For                            For
       for the year 2009

7.     Approve the protection of the Director's performance      Mgmt          For                            For

8.1    Acknowledge the remuneration and bonus of the             Mgmt          For                            For
       Board of Directors

8.2    Acknowledge the remuneration of the Sub-Committees'       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SIAM CITY BANK PUBLIC CO LTD                                                                Agenda Number:  701825208
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7541B190
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  TH0119010Z16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of 107th AGM of shareholders,         Mgmt          For                            For
       on 24 APR 2008

2.     Acknowledge the report on the Bank's 2008 operation       Mgmt          For                            For
       results

3.     Approve the audited balance sheet and the statement       Mgmt          For                            For
       of profit and loss for the YE 31 DEC 2008

4.A    Approve the capital reserve allocation as required        Mgmt          For                            For
       from 2008 operating results

4.B    Approve the payment of dividend                           Mgmt          For                            For

5.A    Approve the Directors' bonus                              Mgmt          For                            For

5.B    Approve the payment of the Directors' compensation        Mgmt          For                            For

6.1    Elect Mr. Piyabhan Nimmanhaemin to replace whose          Mgmt          For                            For
       term expires

6.2    Elect Mr. Surapon Vongvadhanaroj to replace               Mgmt          For                            For
       whose term expires

6.3    Elect Mr. Chaiwat Utaiwan to replace whose term           Mgmt          For                            For
       expires

6.4    Elect Mr. Suchart Traiprasit to replace whose             Mgmt          For                            For
       term expires

7.     Appoint the Auditor and approve to determine              Mgmt          For                            For
       the Auditor's fees

8.     Approve the issuance and offering for sale of             Mgmt          For                            For
       80,000 million Baht [or equivalent] debentures

9.     Acknowledge the report on the sale of shares              Mgmt          For                            For
       obtained from debt restructuring

10.    Other matters [if any]                                    Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SIAM CITY CEMENT PUBLIC CO LTD                                                              Agenda Number:  701820145
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7887N139
    Meeting Type:  AGM
    Meeting Date:  10-Apr-2009
          Ticker:
            ISIN:  TH0021010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the 15th AGM of shareholders         Mgmt          For                            For
       held on 10 APR 2008

2.     Acknowledge the report of the Board of Directors          Mgmt          For                            For
       to the shareholders

3.     Acknowledge the report of the Audit Committee             Mgmt          For                            For
       to the shareholders

4.     Approve the Company financial statements for              Mgmt          For                            For
       the YE 31 DEC 2008 and acknowledge the relevant
       Auditor report

5.     Approve the declaration of the dividend for               Mgmt          For                            For
       2008 and acknowledge the payment of the Interim
       Dividend

6.     Approve the payment of Directors Bonus                    Mgmt          For                            For

7.     Re-elect Directors in replacement of the Directors        Mgmt          For                            For
       whose terms will expire by rotation

8.     Appoint the Auditors and fix their remuneration           Mgmt          For                            For
       for the year 2009

9.     Approve the issuance and sale of debentures               Mgmt          For                            For

10.    Amend the Articles 5 of the Articles of Allocation        Mgmt          For                            For
       of the Company

11.    Other matters [if any]                                    Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SIAM MAKRO PUBLIC CO LTD                                                                    Agenda Number:  701820121
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7923E119
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  TH0429010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the AGM no.15 after conversion     Mgmt          For                            For
       into a public Company limited held on 29 APR
       2008

2.     Approve the audited balance sheets, statements            Mgmt          For                            For
       of income, statements of changes in share holders
       equity and statements of cash flows and the
       report of the Auditors of Makro and its subsidiaries
       as of 31 DEC 2008

3.1    Approve the report of the Company Management              Mgmt          For                            For
       regarding the Company's activities

3.2    Acknowledge the payment of interim dividend               Mgmt          For                            For

4.     Elect the Directors to be in place of those               Mgmt          For                            For
       who retire, and the Directors remuneration

5.     Approve the matters concerning the declaration            Mgmt          For                            For
       of the dividend payment and the appropriation
       of reserved fund

6.     Appoint the Auditors and approve to fix the               Mgmt          For                            For
       auditing fee for the FYE 31 DEC 2009

7.     Approve the Siam Makro Public Company limited             Mgmt          For                            For
       to accept the entire business transfer of Makro
       Properties Ltd subsidiary Company

8.     Other businesses [if any]                                 Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SIDERAR SAIC                                                                                Agenda Number:  701757568
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8635D100
    Meeting Type:  OGM
    Meeting Date:  14-Nov-2008
          Ticker:
            ISIN:  ARSIDE010029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.a    Approve the creation of a global, short, medium           Mgmt          No Action
       and/or long-term negotiable bonds program,
       for the issuance and placement of simple negotiable
       bonds, not convertible into shares, subordinated
       or not, with the possibility of issuing and
       re-issuing several series and/or classes for
       a maxi mum nominal amount in circulation of
       up to USD 500,000,000 or its equivalent in
       ARS or other currencies

1.b    Approve to determine by the general meeting               Mgmt          No Action
       of the allocation of the funds from the program
       in accordance with Law 23576 as amended

1.c    Authorize the Board of Directors, and/ or to              Mgmt          No Action
       the person/people that the same designates,
       of the power to set all the conditions for
       the issuance of the program and of the several
       series and/or classes, and the signature of
       the related documentation in accordance with
       the applicable rules

1.d    Authorize the people to process before the competent      Mgmt          No Action
       bodies and/or entities the corresponding authorizations
       and approvals regarding that which is resolved
       on by the general meeting in relation to the
       program, including, but not limited to, the
       processing of the request for the public offer
       and listing of the program with the Buenos
       Aires Stock Exchange, open electronic market
       and the corresponding presentations before
       Caja De Valores or another appropriate entity

2.     Approve the information related to Article 33             Mgmt          No Action
       of Law 19550 the Board of Directors, Buenos
       Aires, 09 OCT 2008




--------------------------------------------------------------------------------------------------------------------------
 SIDERAR SAIC                                                                                Agenda Number:  701859235
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8635D100
    Meeting Type:  OGM
    Meeting Date:  15-Apr-2009
          Ticker:
            ISIN:  ARSIDE010029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement,              Mgmt          No Action
       cash flow statement, statement of the evolution
       of the net worth, notes and attachments, additional
       information from Article 68 of the stock exchange
       regulations, report from the Board of Directors,
       report from the Auditors of the financial statements
       and report from the Oversight Committee, for
       the FYE on 31 DEC 2008 and ratification of
       the term in office of the Board of Directors
       and Oversight Committee, and of the resolutions
       and measures passed by the same during the
       48th FY

2.     Approve to take note of the consolidated annual           Mgmt          No Action
       financial statement

3.     Receive the annual report from the Audit Committee        Mgmt          No Action
       and the budget for the hiring of Advisers and
       Independent Professionals for the functioning
       of the Audit Committee

4.     Approve the compensation of the Board of Directors        Mgmt          No Action
       and of the Oversight Committee for which a
       provision had been made with the charge against
       the result of the FYE on 31 DEC 2008, in the
       amount of ARS 5,704,500

5.     Approve the fees set by the oversight committee           Mgmt          No Action
       for the auditing of the financial statements
       for the FYE on 31 DEC 2008

6.     Approve the allocation of the results from the            Mgmt          No Action
       FY

7.     Approve the determination of the number of Members        Mgmt          No Action
       of the Board of Directors and elect the same,
       approve to determine the number of Members
       of the Oversight Committee and elect the same

8.     Approve the information related to Article 33             Mgmt          No Action
       of Law 19550




--------------------------------------------------------------------------------------------------------------------------
 SIDI KERIR PETROCHEMICALS, ALEXANDRIA                                                       Agenda Number:  701837289
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8411S100
    Meeting Type:  OGM
    Meeting Date:  17-Mar-2009
          Ticker:
            ISIN:  EGS380S1C017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 539749 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Authorize the Board of Directors report and               Mgmt          No Action
       its financial positions for the FYE 31 DEC
       2008

2.     Approve the financial Auditors report on the              Mgmt          No Action
       Company's financial statement for the FYE 31
       DEC 2008

3.     Approve the Company's financial statement for             Mgmt          No Action
       the FYE 31 DEC 2008

4.     Approve the Profit distribution list for the              Mgmt          No Action
       FYE 31 DEC 2008

5.     Approve the Board bonus and allowances for the            Mgmt          No Action
       FY 2009

6.     Approve to renew the hiring of the Auditor and            Mgmt          No Action
       determining his fees for the FY 2009

7.     Authorize the Board of Directors to donate for            Mgmt          No Action
       amount exceeding EGP 100 per each donation
       done during the FYE 31 DEC 2009

8.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

9.     Approve the formation of Board of Directors               Mgmt          No Action
       for the upcoming period 2009 to 2011




--------------------------------------------------------------------------------------------------------------------------
 SIEMENS LTD                                                                                 Agenda Number:  701795164
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7934G137
    Meeting Type:  AGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  INE003A01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, and adopt the audited profit and loss            Mgmt          For                            For
       account for the YE 30 SEP 2008, the balance
       sheet as at that date and the reports of the
       Directors and the Auditors thereon

2.     Declare a dividend on equity share                        Mgmt          For                            For

3.     Re-appoint Mr. Deepak S. Parekh as a Director,            Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. D. C. Shroff as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Y. H. Malegam as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       224 and other applicable provisions, if any,
       of the Companies Act, 1956, Messrs S. R. Batliboi
       & Associates, Chartered Accountants, Mumbai,
       as the Auditors of the Company to hold office
       from the conclusion of this AGM until the Conclusion
       of the next AGM of the Company in place of
       Messrs. B.S.R & Co., Chartered Accountants,
       the retiring Auditors of the Company, on such
       remuneration as may be fixed by the Board of
       Directors of the Company and authorize the
       Board to do all such acts, deeds, matters and
       things as may be necessary to implement this
       resolution

S.7    Approve, pursuant to the Section 31 and other             Mgmt          For                            For
       applicable provisions if any, of the Companies
       Act, 1956, specified new clause 124.A with
       respect to implementation of Siemens Internal
       Regulations be inserted after the existing
       Clause 124 in the Articles of Association of
       the Company: XVII.A Siemens Internal Regulations
       124.A the Executive Management of the Company
       comprising of the Chief Executive Officer/
       Managing Director [the CEO] and head of Accounts
       and Finance, by whatever name called/ Chief
       Financial Officer [the CFO] are obliged to
       promptly implement all applicable Siemens Internal
       Regulations framed by Siemens Aktiengesellschaft,
       Germany, from time-to-time and monitor the
       compliance regularly

8.     Appoint Mr. Wolfgang Dehen, as a Special Director         Mgmt          For                            For
       of the Company

9.A    Appoint Mr. Sunil D. Mathur as a Director of              Mgmt          For                            For
       the Company

9.B    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       198, 269, 309 read with Schedule XIII and other
       applicable provisions, if any, of the Companies
       Act, 1956, the Company, the appointment of
       Mr. Sunil D. Mathur as an Executive Director
       [as whole-time Director from 22 JUL 2008, to
       30 SEP 2008] of the Company for a period of
       5 years with effect from 22 JUL 2008 on the
       terms and condition including those relating
       to remuneration as specified

10.A   Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309, 310 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act 1956, and subject to the
       approval of the Central Government, if required,
       the Company approval to the revision in remuneration
       payable to Mr. Vijay V. Paranjape, whole time
       Director with effect from 01 APR 2008 as specified

10.B   Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309 read with Schedule XIII and other
       applicable provisions, if any, of the Companies
       Act 1956, the Company accords its approval
       to the re-appointment Mr. Vijay V. Paranjape,
       as a whole time Director of the Company fir
       the period of 2 years with effect from 01 OCT
       2008 as specified

11.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309, 310 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act, 1956, and subject to the
       approval of the Central Government, if required
       the Company accords its approval to the revision
       in remuneration payable to Dr. Armin Bruck
       as a Managing Director of the Company with
       effect from 01 APR 2008 as specified

12.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309, 310 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act, 1956, and subject to the
       approval of the Central Government, if required,
       the Company accords its approval to the revision
       in remuneration payable to Mr. Patrick De Royer
       as an Executive Director of the Company with
       effect from 01 APR 2008 as specified

13.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309, 310 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act, 1956, and subject to the
       approval of the Central Government, if required,
       the Company accords its approval to the revision
       in remuneration payable to Mr. K. R. Upili
       [former whole-time Director of the Company]
       with effect from 01 APR 2008 upto 27 JUL 2008
       as specified; the Company accords its approval
       to the one-time special payment of INR 8,000,000
       to Mr. Upili, who ceased to be the whole-time
       Director and as Director of the Company with
       effect from 27 JUL 2008

14.    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 269, 309, 310 read with Schedule XIII
       and other applicable provisions, if any, of
       the Companies Act, 1956, and subject to the
       approval of the Central Government, if required,
       the Company accords its approval to the revision
       in remuneration payable to Mr.Vilas B. Parulekar
       as a Whole-time Director of the Company with
       effect from 01 APR 2008 as specified




--------------------------------------------------------------------------------------------------------------------------
 SILICONWARE PRECISION INDS LTD                                                              Agenda Number:  701854285
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7934R109
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002325008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.A    Management report on the business performance             Non-Voting    No vote
       in FY 2008

1.B    Supervisors review report on the FY 2008 audited          Non-Voting    No vote
       financial statements

1.C    Pursuant to ROC SFAs No. 34 to recognize an               Non-Voting    No vote
       impairment loss

2.A    Adopt the meeting of FY 2008 Business report              Mgmt          For                            For
       and financial statements

2.B    Adopt the meeting of FY 2008 profit Distribution          Mgmt          For                            For
       plan [cash dividend TWD 1.8 per share]

2.C    Other proposals                                           Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SILICONWARE PRECISION INDUSTRIES CO LTD.                                                    Agenda Number:  933084220
--------------------------------------------------------------------------------------------------------------------------
        Security:  827084864
    Meeting Type:  Annual
    Meeting Date:  10-Jun-2009
          Ticker:  SPIL
            ISIN:  US8270848646
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

2A     MATTERS TO BE RECOGNIZED AND DISCUSSED: ADOPTION          Mgmt          For
       BY THE MEETING OF FY 2008 BUSINESS REPORT AND
       FINANCIAL STATEMENTS

2B     MATTERS TO BE RECOGNIZED AND DISCUSSED: ADOPTION          Mgmt          For
       BY THE MEETING OF FY 2008 PROFIT DISTRIBUTION
       PLAN




--------------------------------------------------------------------------------------------------------------------------
 SIME DARBY BHD NEW                                                                          Agenda Number:  701734798
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7962G108
    Meeting Type:  AGM
    Meeting Date:  12-Nov-2008
          Ticker:
            ISIN:  MYL4197OO009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the YE 30 JUN 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Declare a final gross dividend of 34.0 sen per            Mgmt          For                            For
       share, less Malaysian income tax at 25%, and
       special gross dividend of 4.0 sen per share,
       less Malaysian income tax of 25%, and 6.0 sen
       per share Malaysian tax exempt, for the YE
       30 JUN 2008

3.     Approve the annual remuneration for the Non-Executive     Mgmt          For                            For
       Directors at an amount not exceeding MYR 3,000,000
       in aggregate

4.     Re-appoint Mr. Tun Musa Hitam as a Director               Mgmt          For                            For
       of the Company, pursuant to Section 129(6)
       of the Companies Act, 1965, to hold office
       until the conclusion of the next AGM

5.     Re-appoint Mr. Tun Dato Seri Ahmad Sarji Abdul            Mgmt          For                            For
       Hamid as a Director of the Company, pursuant
       to Section 129(6) of the Companies Act, 1965,
       to hold office until the conclusion of the
       next AGM

6.     Re-appoint Dr. Arifin Mohamad Siregar as a Director       Mgmt          For                            For
       of the Company, pursuant to Section 129(6)
       of the Companies Act, 1965, to hold office
       until the conclusion of the next AGM

7.     Re-appoint Dato Mohamed Sulaiman as a Director            Mgmt          For                            For
       of the Company, pursuant to Section 129(6)
       of the Companies Act, 1965, to hold office
       until the conclusion of the next AGM

8.     Re-elect Tan Sri Dato Dr. Wan Mohd. Zahid Mohd.           Mgmt          For                            For
       Noordin as a Director, who retires by rotation
       in accordance with Article 99 of the Company's
       Articles of Association

9.     Re-elect Tan Sri Datuk Dr. Ahmad Tajuddin Ali             Mgmt          For                            For
       as a Director, who retires by rotation in accordance
       with Article 99 of the Company's Articles of
       Association

10.    Re-elect Datuk Seri Panglima Sheng Len Tao,               Mgmt          For                            For
       who retires by rotation in accordance with
       Article 99 of the Company's Articles of Association

11.    Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company for the ensuing FY and authorize
       the Directors to fix their remuneration

S.12   Amend the Article 78 of the Articles of Association       Mgmt          For                            For
       of the Company as specified

13.    Authorize the Directors, subject always to the            Mgmt          For                            For
       Companies Act, 1965 [Act], the Articles of
       Association of the Company, other applicable
       laws, guidelines, rules and regulations, and
       the approvals of the relevant Governmental/regulatory
       authorities, pursuant to Section 132D of the
       Act, to allot and issue shares in the Company
       at any time until the conclusion of the next
       AGM and upon such terms and conditions and
       for such purposes as the Directors may, in
       their absolute discretion deem fit, provided
       that the aggregate number of shares to be issued
       does not exceed 10% of the issued share capital
       of the Company for the time being

14.    Authorize the Company, subject always to the              Mgmt          For                            For
       Companies Act, 1965 [Act], the Articles of
       Association of the Company, other applicable
       laws, guidelines, rules and regulations, and
       the approvals of the relevant governmental/regulatory
       authorities, such number of  ordinary shares
       of MYR 0.50 each in the Company as may be determined
       by the Directors of the Company from time to
       time through Bursa Malaysia Securities Berhad
       upon such terms and conditions as the Directors
       may deem fit and expedient in the interests
       of the Company provided that: the aggregate
       number of ordinary shares which may be purchased
       and/or held by the Company as treasury shares
       shall not exceed 10% of the issued and paid-up
       ordinary share capital of the Company at the
       time of purchase; and the maximum funds to
       be allocated by the Company for the purpose
       of purchasing its own shares shall not exceed
       the total retained profits and share premium
       of the Company at the time of purchase; and
       that, upon completion of the purchase by the
       Company of its own shares, authorize the Directors
       to deal with the shares so purchased in their
       absolute discretion in the following manner;
       to retain the ordinary shares in the Company
       so purchased by the Company as treasury shares;
       and/or to cancel them; and/or to resell them;
       and/or to distribute them as a share dividends;
       and/or in any other manner as prescribed by
       the Act, rules regulations and orders made
       pursuant to the Act and the Listing Requirements
       and any other relevant authority for the time
       being in force; and that, such authority conferred
       by this resolution shall commence upon the
       passing of the resolution and shall continue
       to be in force until; [Authority expires the
       earlier of the conclusion of the next AGM of
       the Company, or the expiry of the period within
       which the next AGM is required by law to be
       held] or the authority is revoked or varied
       by ordinary resolution passed by the shareholders
       of the Company in general meeting, which ever
       is earliest; authorize the Directors of the
       Company to take all such steps as are necessary
       or expedient or implement, finalise and give
       effect to the Proposed Share Buy-Back with
       full powers to assent to any conditions, modifications,
       variations and/or amendments as may be imposed
       by the relevant authorities

15     Approve and ratify, all the recurrent related             Mgmt          For                            For
       party transactions of a revenue or trading
       nature as set out in Section 3.2 of the circular
       to shareholders dated 20 OCT 2008 [circular]
       which were entered into by the Company and/or
       its subsidiary Companies which involved the
       interest of Directors, major shareholders or
       persons connected with the Directors and/or
       major shareholders of the Company and/or its
       subsidiary [related parties] from 30 NOV 2007,
       the date of listing of the Company's shares
       in the main Board of Bursa Malaysia Securities
       Berhad until the date of this AGM, which were
       necessary for the Group's day-to-day operations
       and were carries out in the ordinary course
       of business, on terms not more than those generally
       available to the public and are not detrimental
       to the minority shareholder of the Company;
       authorize the Company, subject always to the
       Companies Act, 1956 [Act], the Articles of
       Association of the Company, other applicable
       laws, guidelines, rules and regulations, and
       the approvals of the relevant governmental/regulatory
       authorities and /or subsidiary companies to
       enter into all arrangements and/or transactions
       involving the interests of the related parties
       as specified in Section 3.2 of the circular,
       provided that such arrangements and/or transactions
       are; recurrent transactions of a revenue or
       trading nature; necessary for the day-to-day
       operations; carried out in the ordinary course
       of business on normal commercial terms which
       are not more favorable to the related parties
       than those generally available to the public;
       and not detrimental to the minority shareholders
       of the Company [Mandate] and that, the Mandate,
       unless revoked or varies by the Company in
       a general meeting, shall continue in force
       until; [Authority expires the earlier of the
       conclusion of the next AGM of the Company,
       or the expiry of the period within which the
       next AGM is required by law to be held]; pursuant
       to Section 143(1) of the Act, [but shall not
       extend to such extensions as may be allowed
       pursuant to Section 143(2) of the Act]; or
       the Mandate is revoked or varied by ordinary
       resolution passed by the shareholders of the
       Company in general meeting, which ever is earlier;
       authorize the Directors of the Company to complete
       and do all such documents as may be required]
       as they consider expedient or necessary to
       give effect to the mandate




--------------------------------------------------------------------------------------------------------------------------
 SIMPLO TECHNOLOGY CO LTD                                                                    Agenda Number:  701848826
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7987E104
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0006121007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution: cash dividend       Mgmt          For                            For
       TWD 5 per share, stock dividend 100 shares
       per 1,000 shares from retain earnings subject
       to 20% withholding tax

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earning

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the procedures of Monetary        Mgmt          For                            For
       loans

B.6    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.7    Others issues and extraordinary proposals                 Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ADDITIONAL INFORMATION IN RESOLUTION B.2.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 SINA CORPORATION                                                                            Agenda Number:  932938129
--------------------------------------------------------------------------------------------------------------------------
        Security:  G81477104
    Meeting Type:  Annual
    Meeting Date:  08-Sep-2008
          Ticker:  SINA
            ISIN:  KYG814771047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PEHONG CHEN                                               Mgmt          For                            For
       LIP-BU TAN                                                Mgmt          For                            For
       YICHEN ZHANG                                              Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS          Mgmt          For                            For
       ZHONG TIAN CPAS LIMITED COMPANY AS THE INDEPENDENT
       AUDITORS OF THE COMPANY.

S3     APPROVAL OF THE AMENDMENT AND RESTATEMENT OF              Mgmt          For                            For
       AMENDED AND RESTATED ARTICLES OF ASSOCIATION.




--------------------------------------------------------------------------------------------------------------------------
 SINCERE NAVIGATION CORP                                                                     Agenda Number:  701987743
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7991E108
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  TW0002605003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.5    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SINO HUA-AN INTERNATIONAL BHD                                                               Agenda Number:  701916390
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7999S109
    Meeting Type:  AGM
    Meeting Date:  14-May-2009
          Ticker:
            ISIN:  MYL2739OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008 together with the Reports
       of the Directors and the Auditors thereon

2.     Approve the payment of Directors' Fees for the            Mgmt          For                            For
       FYE 31 December 2008

3.     Re-elect Mr. Y.A.M. Tunku Naquiyuddin Ibni Tuanku         Mgmt          For                            For
       Ja'afar as a Director, who retire pursuant
       to Article 95 of the Company's Articles of
       Association

4.     Re-elect Mr. Abdul Kadir Bin Md Kassim as a               Mgmt          For                            For
       Director, who retire pursuant to Article 95
       of the Company's Articles of Association

5.     Re-appoint, pursuant to Section 129(6) of the             Mgmt          For                            For
       Companies Act 1965, Mr. Y. Bhg. Dato' Mohd
       Shahar Bin Abdul Hamid as a Director of the
       Company and to hold office until the conclusion
       of the next AGM

6.     Re-appoint Messrs. Anuarul Azizan Chew & Co.              Mgmt          For                            For
       [an Independent Member of Morison International]
       as the Auditors of the Company until the conclusion
       of the next AGM and authorize the Directors
       to fix their remuneration

7.     Authorize the Directors, subject to Section               Mgmt          For                            For
       132D of the Companies Act 1965 and approvals
       of the relevant governmental and/or regulatory
       authorities, to issue and allot shares in the
       Company, at any time to such persons and upon
       such terms and conditions and for such purposes
       as the Directors may, in their absolute discretion,
       deem fit, provided that the aggregate number
       of shares issued pursuant to this Resolution
       does not exceed 10% of the issued and paid-up
       share capital of the Company for the time being
       and authorize the Directors to obtain the approval
       for the listing of and quotation for the additional
       shares so issued on Bursa Malaysia Securities
       Berhad [Bursa Securities]; [Authority expires
       at the conclusion of next AGM of the Company]

8.     Authorize the Sino Hua-An International Berhad            Mgmt          For                            For
       Group [the Group] to enter into and to give
       effect to specified recurrent related party
       transactions of a revenue or trading nature
       and with the Related Parties as stated in Part
       A Section 1.4 of the Circular to Shareholders
       dated 22 APR 2009, which are necessary for
       its day-to-day operations, to be entered into
       by the Group on the basis that this transaction
       is entered into on terms which are not more
       favorable to the Related Party involved than
       generally available to the public and are not
       detrimental to the minority shareholders of
       the Company; approve that the Proposed Renewal
       of Shareholders' Mandate is subject to annual
       renewal; In this respect, any authority conferred
       by the Proposed Renewal of Shareholders] Mandate,
       shall only continue to be in force until: [Authority
       expires at the conclusion of the next AGM of
       the Company; or the expiration of the period
       within which the AGM after that date is required
       to be held pursuant to Section 143(1) of the
       Companies Act 1965 [but shall not extend to
       such extension as may be allowed pursuant to
       Section 143(2) of the Companies Act 1965)];
       and authorize the Directors and/or any of them
       to complete and do all such acts and things
       [including executing such documents as may
       be required] to give effect to the Proposed
       Renewal of Shareholders' Mandate

9.     Authorize the Company, subject always to the              Mgmt          For                            For
       Companies Act 1965, the provisions of the Memorandum
       and Articles of Association of the Company,
       the Listing Requirements of Bursa Securities,
       and the approvals of all relevant governmental
       and/or regulatory authorities, to the extent
       permitted by the law, to buy back such amount
       of ordinary shares of MYR 0.50 each in the
       Company as may be determined by the Directors
       of the Company from time to time through Bursa
       Securities upon such terms and conditions as
       the Directors deem fit and expedient in the
       interest of the Company provided that:- i)
       the aggregate number of shares bought-back
       does not exceed 10% of the total issued and
       paid-up share capital of the Company at any
       point in time; ii) the maximum amount of funds
       to be allocated for the share buy-back shall
       not exceed the aggregate of the retained profits
       and/or share premium of the Company; and iii)
       the shares purchased are to be treated in either
       of the following manner:- (a) cancel the purchased
       ordinary shares; or (b) retain the purchased
       ordinary shares as treasury shares for distribution
       as dividend to shareholders and/or resell on
       the market of Bursa Securities; or (c) retain
       part of the purchased ordinary shares as treasury
       shares and cancel the remainder; [Authority
       expires at the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM is required by Law
       to be held]; and authorize the Directors of
       the Company to take all such steps as are necessary
       or expedient [including without limitation,
       the opening and maintaining of central depository
       account(s) under the Securities Industry [Central
       Depositories] Act, 1991, and the entering into
       of all agreements, arrangements and guarantees
       with any party or parties] to implement, finalize
       and give full effect to the Proposed Share
       Buy-Back with full powers to assent to any
       conditions, modifications, revaluations, variations
       and/or amendments [if any] as may be imposed
       by the relevant authorities and with full power
       to do all such acts and things thereafter [including
       without limitation, the cancellation or retention
       as treasury shares of all or any part of the
       shares bought-back] in accordance with the
       Companies Act 1965 the provisions of the Memorandum
       and Articles of Association of the Company,
       the Listing Requirements of Bursa Securities,
       and all other relevant governmental and/or
       regulatory authorities

       Transact any other ordinary business                      Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SINO-AMERICAN SILICON PRODUCTS INC                                                          Agenda Number:  701946999
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8022X107
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2009
          Ticker:
            ISIN:  TW0005483002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 564096 DUE TO RECEIPT OF DIRECTOR AND SUPERVISOR
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    The status of joint-venture in People's Republic          Non-Voting    No vote
       of China

A.5    The status of cash injection                              Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 2.5 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus, proposed stock dividend:
       200 for 1,000 shares held

B.4    Approve the proposal of capital injection to              Mgmt          For                            For
       issue new shares or Global depositary receipt

B.5    Amend the Articles of Incorporation                       Mgmt          For                            For

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.7    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.811  Elect Mr. Ming-Kuang Lu, Id No: K100673834 as             Mgmt          For                            For
       a Director

B.812  Elect Mr. Tan-Laing Yao, Id No: J120459571 as             Mgmt          For                            For
       a Director

B.813  Elect Mr. Hsiu-Lan Sun, Id No: F220489649 as              Mgmt          For                            For
       a Director

B.814  Elect Mr. Lin-Lin Sun, Id No: A201501072 as               Mgmt          For                            For
       a Director

B.815  Elect Mr. Wen-Huei Tsai, Id No:U100545075 as              Mgmt          For                            For
       a Director

B.816  Elect Mr. Guo-Zhou Chen, Id No: B120068340 as             Mgmt          For                            For
       a Director

B.817  Elect Mao Yang Limited Company, Id No: 11960265,          Mgmt          For                            For
       representative: Mr. Tie-Zhi Sun as a Director

B.821  Elect Mr. Ming-Chang Chen, Id No: Q101083285              Mgmt          For                            For
       as a Independent Director

B.822  Elect Mr. Xiang-Ying Huang, Id No: N100620648             Mgmt          For                            For
       as a Independent Director

B.831  Elect Mr. Mong-Fang Wu, Id No.: P102603842 as             Mgmt          For                            For
       a Supervisor

B.832  Elect Mr. Wei-Shhu Liu, Id No.: A101804129 as             Mgmt          For                            For
       a Supervisor

B.833  Elect Mr. Su-Mei Yang, Id No.: Y200680847 as              Mgmt          For                            For
       a Supervisor

B.9    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.10   Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SINO-THAI ENGINEERING AND CONSTRUCTION PUBLIC CO LTD STECON                                 Agenda Number:  701846365
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8048P229
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  TH0307010Z17
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       No. 14/2008

2.     Receive the Board of Directors' report on the             Mgmt          For                            For
       company's operating results for the YE 31 DEC
       2008 and the annual report for the year 2008

3.     Receive the balance sheet and profit and loss             Mgmt          For                            For
       statements for the fiscal period ending 31
       DEC 2008

4.     Approve the non-issuance of the declaration               Mgmt          For                            For
       of dividend payment for the year 2008

5.     Approve the appointment of new Directors in               Mgmt          For                            For
       place of those retiring by rotation

6.     Approve the fixing of the remuneration of the             Mgmt          For                            For
       Directors and Audit Committee Members for the
       year 2009

7.     Approve the appointment of the Company's Auditor          Mgmt          For                            For
       for the FY 2009 and fixing of the Auditor's
       remuneration

8.     Approve to decrease of the company's registered           Mgmt          For                            For
       capital and the amend the clause 4 of the Memorandum
       of Association

9.     Approve the transfer of the share premium to              Mgmt          For                            For
       compensate for the company's accumulated loss

10.    Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SINOPEC SHANGHAI PETROCHEMICAL CO LTD                                                       Agenda Number:  701932180
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80373106
    Meeting Type:  AGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  CNE1000004C8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the 2008 report of the Directors of               Mgmt          For                            For
       the Company

2.     Approve the 2008 report of the Supervisory Committee      Mgmt          For                            For
       of the Company

3.     Approve the 2008 audited financial statement              Mgmt          For                            For
       and the 2008 budget of the Company

4.     Approve the 2009 Profit Distribution Plan of              Mgmt          For                            For
       the Company

5.     Approve the 2009 financial budget of the Company          Mgmt          For                            For

6.     Re-appoint KPMG Huazhen as the Company's Domestic         Mgmt          For                            For
       Auditors for the year 2009 and KPMG as the
       Company's International Auditors for the year
       2009 and authorize the Directors to fix their
       remuneration based on that in 2008 with reference
       to combined factors including their workload

S.7    Amend the Articles of Association of the Company          Mgmt          For                            For
       [the "Articles of Association"] proposed by
       the Board and authorize the Board to make appropriate
       variations to the following proposed amendments
       and to transact all relevant matters regarding
       the following proposed amendments in accordance
       with the requests of any relevant PRC approval
       authorities and the listing rules of any stock
       exchanges on which the Company's securities
       are listed: It is provided in the original
       Article 208 of the Articles of Association:
       "Where there is any profit that may be distributed
       to shareholders, the Company shall take steps
       to implement a profit distribution scheme with
       the principle of providing reasonable investment
       return to shareholders as well as ensuring
       the Company to meet its reasonable capital
       requirements"; the proposed amendments are
       as follows: "Where there is any profit that
       may be distributed to shareholders, the Company
       shall take steps to implement a profit distribution
       scheme with the principle of providing reasonable
       investment return to shareholders as well as
       ensuring the Company to meet its reasonable
       capital requirements; the profit distribution
       policies of the Company are as follows: a)
       the Company shall properly deal with the correlation
       between the short-term benefits and long-term
       development of the Company and formulate a
       reasonable dividend distribution plan each
       year based on the prevailing operating environment
       and the capital requirement plan for project
       investment and after thoroughly considering
       the benefits of shareholders, b) the profit
       distribution policies of the Company shall
       maintain consistency and stability; c) the
       accumulated profits distributed in cash by
       the Company over the past 03 years shall represent
       no less than 30% of the realized average annual
       distributable profits over the past three years;
       d) if the Board of the Company does not make
       any cash profit distribution proposal, the
       Company shall disclose the reason(s) in its
       periodic reports




--------------------------------------------------------------------------------------------------------------------------
 SINOPEC YIZHENG CHEMICAL FIBRE CO LTD                                                       Agenda Number:  701778764
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9841W106
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2008
          Ticker:
            ISIN:  CNE1000004D6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 519655 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR ALL RESOLUTIONS.
       THANK YOU.

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.

1.1    Elect Mr. Qian Heng-Ge as a sixth term Director           Mgmt          For                            For
       of the Company

1.2    Elect Ms. Sun Zhi-Hong as a sixth term Director           Mgmt          For                            For
       of the Company

1.3    Elect Mr. Xiao Wei-Zhen as a sixth term Director          Mgmt          For                            For
       of the Company

1.4    Elect Ms. Long Xing-Ping as a sixth term Director         Mgmt          For                            For
       of the Company

1.5    Elect Mr. Zhang Hong as a sixth term Director             Mgmt          For                            For
       of the Company

1.6    Elect Mr. Guan Diao-Sheng as a sixth term Director        Mgmt          For                            For
       of the Company

1.7    Elect Mr. Qin Wei-Zhong as a sixth term Director          Mgmt          For                            For
       of the Company

1.8    Elect Mr. Shen Xi-Jun as a sixth term Director            Mgmt          For                            For
       of the Company

1.9    Elect Mr. Shi Zhen-Hua as a sixth term Director           Mgmt          For                            For
       of the Company

1.10   Elect Mr. Qiao Xu as a sixth term Director of             Mgmt          For                            For
       the Company

1.11   Elect Mr. Yang Xiong-Sheng as a sixth term Director       Mgmt          For                            For
       of the Company

1.12   Elect Mr. Chen Fang-Zheng as a sixth term Director        Mgmt          For                            For
       of the Company

1.13   Elect Mr. Chen Jian as a sixth term Supervisor            Mgmt          For                            For
       of the Company

1.14   Elect Mr. Shi Gang as a sixth term Supervisor             Mgmt          For                            For
       of the Company

1.15   Elect Mr. Wang Bing as a sixth term Supervisor            Mgmt          For                            For
       of the Company

2.     Approve the remuneration for the Company's sixth          Mgmt          For                            For
       term Directors and Supervisors

3.1    Approve and ratify the New Product Supply Framework       Mgmt          For                            For
       Agreement [as defined in the announcement of
       the Company dated 24 OCT 2008 [the Announcement]]
       and the Non-Exempt Continuing Connected Transactions
       [as specified in the Announcement] contemplated
       thereunder and the proposed annual caps [as
       specified in the Announcement] in relation
       to the Non-Exempt Continuing Connected Transactions
       contemplated under the New Product Supply Framework
       Agreement for the 3 YE on 31 DEC 2011 and authorize
       the Directors of the Company to sign, seal,
       execute, perfect, deliver and do all such documents,
       deeds, acts, matters and things as they may
       in their discretion consider necessary or desirable
       or expedient to implement and/or to give effect
       to the New Product Supply Framework Agreement,
       the proposed annual caps and the transactions
       thereby contemplated

3.2    Approve and ratify the New Comprehensive Services         Mgmt          For                            For
       Framework Agreement [as specified in the Announcement]
       and the Non-Exempt Continuing Connected Transactions
       contemplated thereunder and the proposed annual
       caps [as specified in the Announcement] in
       relation to the Non-Exempt Continuing Connected
       Transactions contemplated under the New Comprehensive
       Services Framework Agreement for the 3 YE on
       31 DEC 2011 and authorize the Directors of
       the Company to sign, seal, execute, perfect,
       deliver and do all such documents, deeds, acts,
       matters and things as they may in their discretion
       consider necessary or desirable or expedient
       to implement and/or to give effect to the New
       Comprehensive Services Framework Agreement,
       the proposed annual caps and the transactions
       thereby contemplated

3.3    Approve and ratify the transactions and aggregate         Mgmt          For                            For
       amount of purchase of raw materials and auxiliary
       raw materials from Sinopec under the Existing
       Product Supply Framework Agreement [as specified
       in the announcement] for the YE 31 DEC 2007
       and authorize the Directors of the Company
       to sign, seal, execute, perfect, deliver and
       do all such documents, deeds, acts, matters
       and things as they may in their discretion
       consider necessary or desirable or expedient
       to give effect to the transactions and matters
       thereby contemplated

S.1    Amend the paragraph 1 of the Articles of Association      Mgmt          For                            For
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 SINOTRANS LTD                                                                               Agenda Number:  701823141
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6145J104
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  CNE1000004F1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''FOR" OR "AGAINST" ONLY FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve: (A) the transactions contemplated under          Mgmt          For                            For
       the master services agreement entered into
       between the Company and each of (a) China National
       Foreign Trade Transportation [Group] Corporation
       [Sinotrans Group Company]; (b) [Nittsu Sinotrans
       Logistic Dalian Co. Ltd.]; (c) [Grand China
       Shipping [Yantai] Co. Ltd] [Companies listed
       in (b) and (c) above together, the Connected
       Joint Venture Partners]; (d) [Sinotrans Guangdong
       Jiangmen Warehousing & Terminal Co., Ltd.]
       and [Jiangmen Foreign Transportation & Enterprises
       Co., Ltd.]; (e) [Qingdao Jinyun Air Cargo Freight
       Forwarding Co. Ltd.]; and (f)  [Sinotrans Shandong
       Hongzhi Logistics Co. Ltd.] [formerly known
       as [Sinotrans Shandong Hongzhi International
       Container Transportation Co., Ltd.] [Companies
       listed in (d), (e) and (f) above together,
       the Connected Non Wholly-Owned Companies] on
       04 FEB 2009 [each a Master Services Agreement
       and collectively the Master Services Agreements],
       as specified] and the annual caps for each
       of the 3 years ending 31 DEC 2009, 2010 and
       2011 in respect of the provision and receipt
       of services by the Company and its subsidiaries
       to/from each of Sinotrans Group Company, the
       Connected JV Partners and the Connected Non
       Wholly-Owned Companies and their respective
       associates in accordance with the terms of
       the relevant Master Services Agreement as set
       out on pages 5 to 14 of the shareholders' circular
       dated 25 FEB 2009; and (B) authorize the Directors
       of the Company to take all actions and execute
       all documents which they deem necessary, desirable
       or appropriate in order to implement or give
       effect to the Master Services Agreements and
       transactions contemplated thereunder

2.     Elect Mr. Jiang Jian as a Supervisor of the               Mgmt          For                            For
       Company and authorize the Board of Directors
       of the Company to determine his remuneration

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SINOTRANS LTD                                                                               Agenda Number:  701909410
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6145J104
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  CNE1000004F1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, the transactions contemplated under              Mgmt          For                            For
       the master services agreement entered into
       between the Company and each of (a) [Azuma
       Shipping Co., Ltd] (b) Cotecna Inspection S.A.
       [Companies listed in (a) and (b) above together,
       the Connected Joint Venture Partners and (c)
       [Jiangsu  Fortunate International Freight
       Co. Ltd.] [the Connected Non Wholly-Owned
       Company] on 24 FEB 2009 [each a Master Services
       Agreement and  collectively the Master Services
       Agreements, as specified and initialed by the
       Chairman for the  purpose of identification]
       and the annual caps for each of the three years
       ending 31DEC 2009, 2010 and 2011 in respect
       of the provision and receipt of services by
       the Company and its subsidiaries to/from each
       of the Connected Joint Venture  Partners and
       the Connected Non Wholly-Owned Company and
       their respective  Associates in accordance
       with the terms of the relevant Master Services
       Agreement as  specified; authorize the Directors
       of the Company to take all actions and  execute
       all documents which they deem necessary, desirable
       or appropriate in order to  implement or give
       effect to the Master Services Agreements and
       transactions  contemplated thereunder

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE IN FAVOR OR AGAINST FOR RESOLUTION 1.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SINOTRANS LTD                                                                               Agenda Number:  701880331
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6145J104
    Meeting Type:  CLS
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  CNE1000004F1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR BELOW RESOLUTION.
       THANK YOU.

S.1    Authorize the Directors, subject to this resolution       Mgmt          For                            For
       below and compliance with all applicable laws
       and regulations of the People's Republic of
       China and the passing of a special resolution
       by the shareholders of the Company at the AGM
       [Annual General Meeting] and the passing of
       a special resolution at the H Shares Class
       Meeting to confer the authority to Directors
       contemplated in this resolution, the exercise
       by the Directors during the Relevant Period
       [as defined below] of all the powers of the
       Company to purchase its H shares in the capital
       of the Company; the aggregate nominal amount
       of H shares in the capital of the Company to
       be purchased pursuant to the approval in this
       resolution above shall not exceed 10% of the
       aggregate nominal amount of the H shares in
       the capital of the Company in issue as at the
       date of this resolution; and [Authority expires
       the earlier of the conclusion of next AGM of
       the Company or the expiration of the 12-month
       period following the passing of this resolution]




--------------------------------------------------------------------------------------------------------------------------
 SINOTRANS LTD                                                                               Agenda Number:  701880381
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6145J104
    Meeting Type:  AGM
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  CNE1000004F1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       for the YE 31 DEC 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       for the YE 31 DEC 2008

3.     Approve the audited accounts of the Company               Mgmt          For                            For
       and the Auditors' report for the YE 31 DEC
       2008

4.     Approve the profit distribution proposal and              Mgmt          For                            For
       final dividend of the Company for the YE 31
       DEC 2008

5.     Authorize the Directors of the Company to decide          Mgmt          For                            For
       on matters relating to the declaration, payment
       and recommendation of interim or special dividends
       for the year 2009

6.a    Re-elect Mr. Zhao Huxiang as an Executive Director        Mgmt          For                            For
       of the Company

6.b    Re-elect Mr. Li Jianzhang as an Executive Director        Mgmt          For                            For
       of the Company

6.c    Re-elect Mr. Liu Jinghua as an Non-Executive              Mgmt          For                            For
       Director of the Company

6.d    Re-elect Mr. Jerry Hsu as an Non-Executive Director       Mgmt          For                            For
       of the Company

7.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       to determine the remuneration of the Directors

S.8    Authorize the Directors, subject to this resolution       Mgmt          For                            For
       and compliance with all applicable Laws and
       regulations of the People's Republic of China,
       to allot, issue and deal with additional H
       shares or domestic shares [Domestic Shares]
       in the capital of the Company in each case
       and to make or grant offers, agreements and
       options which might require the exercise of
       such power; during and after the relevant period,
       the aggregate nominal amount of H share or
       domestic share capital allotted or agreed [whether
       pursuant to an option or otherwise] in each
       case by the Directors pursuant to this resolution
       shall not exceed 20 % of the aggregate nominal
       amount of each of the H share or domestic share
       capital of the Company in issue in each case
       as at the date of this resolution and limited
       accordingly; [Authority expires at earlier
       of the conclusion of next AGM of the Company
       or the expiration of the 12 month period following
       the passing of this resolution]

S.9    Authorize the Directors, subject to this Resolution       Mgmt          For                            For
       and in compliance with all applicable laws
       and regulations of the People's Republic of
       China; and the passing of a special resolution
       by the holders of H Shares in a class meeting
       [H Shares Class Meeting] and the passing of
       a special resolution by the holders of Domestic
       Shares in a class meeting [Domestic Shares
       Class Meeting] contemplated in this resolution,
       the exercise by the Directors during the Relevant
       Period [as specified] to purchase its H Shares;
       the aggregate nominal amount of H shares in
       the capital of the Company to be purchased
       pursuant to the approval in this Resolution
       shall not exceed 10% of the aggregate nominal
       amount of the H shares in the capital of the
       Company in issue as at the date of this resolution
       and the said approval shall be limited accordingly;
       [Authority expires at earlier of the conclusion
       of next AGM of the Company or the expiration
       of the 12 month period following the passing
       of this resolution]




--------------------------------------------------------------------------------------------------------------------------
 SINOTRANS LTD                                                                               Agenda Number:  701937445
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6145J104
    Meeting Type:  EGM
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  CNE1000004F1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR THIS RESOLUTION.
       THANK YOU.

1.     Approve the transactions contemplated under               Mgmt          For                            For
       the Master Services Agreement entered into
       between the Company and each of a) Nippon Express
       Co., Ltd.; b) Hanjin Shipping Co. Ltd.; c)
       Korean Airlines Co., Ltd.; and d) Zim Integrated
       Shipping Services Ltd. [Companies listed in
       (a) to (d) above together, the "Connected Joint
       Venture Partners"] on 09 APR 2009 [each a "Master
       Services Agreement" and collectively the "Master
       Services Agreements"], as specified and the
       annual caps for each of the 3 years ending
       31 DEC 2009, 2010 and 2011 in respect of the
       provision and receipt of services by the Company
       and its subsidiaries to/from each of the Connected
       Joint Venture Partners and their respective
       associates in accordance with the terms of
       the relevant Master Services Agreement, as
       specified; authorize the Directors of the Company
       to take all actions and execute all documents
       which they deem necessary, desirable or appropriate
       in order to implement or give effect to the
       Master Services Agreements and transactions
       contemplated thereunder




--------------------------------------------------------------------------------------------------------------------------
 SINTEX INDUSTRIES LTD (FORMERLY BHARAT VIJAY MILLS LTD)                                     Agenda Number:  701680717
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8064D134
    Meeting Type:  CRT
    Meeting Date:  15-Sep-2008
          Ticker:
            ISIN:  INE429C01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve with or without modification, the arrangement     Mgmt          For                            For
       embodied in the Scheme of Arrangement between
       Sintex Industries Limited and its equity shareholders
       [the Scheme]




--------------------------------------------------------------------------------------------------------------------------
 SINTEX INDUSTRIES LTD (FORMERLY BHARAT VIJAY MILLS LTD)                                     Agenda Number:  701683852
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8064D134
    Meeting Type:  AGM
    Meeting Date:  15-Sep-2008
          Ticker:
            ISIN:  INE429C01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2008, the profit and loss account for the
       YE 31 MAR 2008, the reports of the Directors
       and the Auditors of the Company thereon

2.     Declare a dividend on equity shares of the Company        Mgmt          For                            For

3.     Re-appoint Shri Ramnikbhai H. Ambani as a Director        Mgmt          For                            For
       of the Company, who is liable to retire by
       rotation pursuant to Section 256 of the Companies
       Act, 1956 [Act]

4.     Re-appoint Smt Indira J. Parikh as a Director             Mgmt          For                            For
       of the Company, who is liable to retire by
       rotation pursuant to Section 256 of the Act

5.     Re-appoint Dr. Rajesh B. Parikh as a Director             Mgmt          For                            For
       of the Company, who is liable to retire by
       rotation pursuant to Section 256 of the Act

6.     Appoint M/s. Deloitte Haskins & Sells, Chartered          Mgmt          For                            For
       Accountants, as the Statutory Auditors of the
       Company, pursuant to the provisions of Section
       224(6) and other applicable provisions, if
       any, of the Act, to hold office till the conclusion
       of the next AGM of the Company at remuneration
       as may be fixed by the Board of Directors in
       joint consultation with the Auditors

7.     Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Sections 198, 269, 309, 310, 311 and other
       applicable provisions, if any, of the Act,
       read with Schedule XIII of the Act, and subject
       to the approval of the Company in general meeting
       and subject to the approval of the Central
       Government, Shri Rahul A. Patel as a Managing
       Director for a period of 5 years commencing
       from 21 OCT 2008 at the remuneration as specified;
       and authorize the Board of Directors to enhance,
       enlarge, alter or vary the scope and quantum
       of remuneration and perquisites of Shri Rahul
       A. Patel which revision should be in conformity
       with any amendments to the relevant provisions
       of the Act, and/or the Rules and Regulations
       made there under and/or such guidelines as
       may be announced by the Central Government
       from time to time without further reference
       to the Company in general meeting and to take
       such actions as may be necessary, to give full
       and final effect to the decision taken herein

8.     Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Section 198, 269, 309, 310, 311 and other
       applicable provisions, if any, of the Act,
       read with Schedule XIII of the said Act and
       subject to the approval of the Company in general
       meeting and subject to the approval of the
       Central Government if and wherever necessary
       Shri Amit D. Patel as a Managing Director of
       the Company for a period of 5 years commencing
       from 21 OCT 2008 at the remuneration as specified;
       and authorize the Board of Directors to enhance,
       enlarge, alter or vary the scope and quantum
       of remuneration and perquisites of Shri Amit
       D. Patel which revision should be in conformity
       with any amendments to the relevant provisions
       of the Act and/or the Rules and Regulations
       made there under and/or such guidelines as
       may be announced by the Central Government
       from time to time without further reference
       to the Company in general meeting and to take
       such actions as may be necessary, to give full
       and final effect to the decision taken herein




--------------------------------------------------------------------------------------------------------------------------
 SK BROADBAND CO LTD                                                                         Agenda Number:  701822860
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8065G102
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7033630005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Outside Directors                               Mgmt          For                            For

5.     Elect the Auditor Committee Member                        Mgmt          For                            For

6.     Approve the limit of remuneration for the Directors       Mgmt          For                            For
       for year 2009




--------------------------------------------------------------------------------------------------------------------------
 SK CHEMICALS CO LTD, SUWON                                                                  Agenda Number:  701818859
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80661104
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7006120000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.1    Elect Messrs. Chang Won Choi and In Suk Lee               Mgmt          For                            For
       as the Directors

3.2    Elect Mr. Ho Sang Kang as an Outside Director             Mgmt          For                            For

4.     Elect Mr. Ho Sang Kang as an Audit Committee              Mgmt          For                            For
       Member

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SK ENERGY CO LTD                                                                            Agenda Number:  701816918
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8063L103
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7096770003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.1    Elect Messrs. Goo, Ja Young as Directors                  Mgmt          For                            For

2.2    Elect Messrs. Lee, Hoon Kyu, Choi, Myung Hae              Mgmt          For                            For
       as outside Directors

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SK HOLDINGS CO LTD, SEOUL                                                                   Agenda Number:  701818049
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80662102
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7003600004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.1    Elect Mr. Choi, Jae Won as a Director                     Mgmt          For                            For

2.2    Elect Messrs. Gang, Chan Soo and Kwon, Oh Ryong           Mgmt          For                            For
       as the Outside Directors

3.     Elect Mr. Gang, Chan Soo as the Auditor Committee         Mgmt          For                            For
       Member

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For
       [KRW 10,000,000,000]




--------------------------------------------------------------------------------------------------------------------------
 SK NETWORKS CO LTD, SUWON                                                                   Agenda Number:  701820234
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8296C102
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7001740000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.1    Elect the other Non-Executive Directors                   Mgmt          For                            For

3.2    Elect the Outside Directors                               Mgmt          For                            For

4.     Elect the Auditor Committee Member as a Outside           Mgmt          For                            For
       Directors

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SK SECURITIES CO LTD, SEOUL                                                                 Agenda Number:  701954580
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8296H101
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7001510007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Outside Directors                               Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SK TELECOM CO., LTD.                                                                        Agenda Number:  933001620
--------------------------------------------------------------------------------------------------------------------------
        Security:  78440P108
    Meeting Type:  Annual
    Meeting Date:  13-Mar-2009
          Ticker:  SKM
            ISIN:  US78440P1084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF FINANCIAL STATEMENTS FOR THE 25TH             Mgmt          For                            For
       FISCAL YEAR (FROM JANUARY 1, 2008 TO DECEMBER
       31, 2008) AS SET FORTH IN ITEM 1 OF THE COMPANY'S
       AGENDA ENCLOSED HEREWITH.

02     APPROVAL OF CEILING AMOUNT OF THE REMUNERATION            Mgmt          For                            For
       FOR DIRECTORS* PROPOSED CEILING AMOUNT OF THE
       REMUNERATION FOR DIRECTORS IS KRW 12 BILLION.

03     AMENDMENT TO COMPANY REGULATION ON EXECUTIVE              Mgmt          For                            For
       COMPENSATION AS SET FORTH IN ITEM 2 OF THE
       COMPANY'S AGENDA ENCLOSED HEREWITH.

4A1    ELECTION OF DIRECTOR: MR. CHEY, JAE WON                   Mgmt          For                            For

4A2    ELECTION OF DIRECTOR: MR. JUNG, MAN WON                   Mgmt          For                            For

4B     ELECTION OF INDEPENDENT NON-EXECUTIVE DIRECTOR.           Mgmt          For                            For

4C     ELECTION OF A MEMBER OF THE AUDIT COMMITTEE.              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SK TELECOM LTD                                                                              Agenda Number:  701817958
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4935N104
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7017670001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

3.     Amend the remuneration provision for the Directors        Mgmt          For                            For

4.1    Elect the Directors                                       Mgmt          For                            For

4.2    Elect the Outside Directors                               Mgmt          For                            For

4.3    Elect the Auditor Committee Member                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SM INVTS CORP                                                                               Agenda Number:  701879023
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80676102
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  PHY806761029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 540713 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the minutes of the stockholders meeting           Mgmt          For                            For
       held on 25 APR 2008

2.     Approve the presentation of the President's               Mgmt          For                            For
       report

3.     Amend the Article 4 of the Articles of Incorporation      Mgmt          For                            For
       to extend the corporate term/life for another
       50 years from 15 JAN 2010

4.     Ratify the acts of the Board of Directors and             Mgmt          For                            For
       the Management from the date of the last annual
       stockholders meeting up to the date of this
       meeting

5.1    Elect Mr. Henry Sy, Sr as a Director for 2009             Mgmt          For                            For
       and 2010

5.2    Elect Mr. Teresita T. Sy as a Director for 2009           Mgmt          For                            For
       and 2010

5.3    Elect Mr. Henry T. Sy, Jr as a Director for               Mgmt          For                            For
       2009 and 2010

5.4    Elect Mr. Harley T. Sy as a Director for 2009             Mgmt          For                            For
       and 2010

5.5    Elect Mr. Jose T. Sio as a Director for 2009              Mgmt          For                            For
       and 2010

5.6    Elect Mr. Gregory L. Domingo as a Director for            Mgmt          For                            For
       2009 and 2010

5.7    Elect Mr. Vicente S. Perez, Jr. as the Independent        Mgmt          For                            For
       Director for 2009 and 2010

5.8    Elect Mr. Ah Doo Lim as the Independent Director          Mgmt          For                            For
       for 2009 and 2010

6.     Appoint the External Auditor                              Mgmt          For                            For

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       RESOLUTION 5 REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO INCLUSION      Non-Voting    No vote
       OF CUMMULATIVE VOTING COMMENT. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SM PRIME HOLDINGS INC, MANILA                                                               Agenda Number:  701879073
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8076N112
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  PHY8076N1120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 541066 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Certification of notice and quorum                        Mgmt          For                            For

3.     Approval of minutes of annual meeting of stockholders     Mgmt          For                            For
       held on 24 APR 2008

4.     Approve the annual report                                 Mgmt          For                            For

5.     Ratify the acts of the Board of the Directors             Mgmt          For                            For
       and the Management from the date of the last
       annual stockholder's meeting up to the date
       of this meeting

6.1    Elect Mr. Henry Sy, Sr. as the Directors for              Mgmt          For                            For
       2009-2010

6.2    Elect Mr. Jose L. Cuisa, Jr. as the Independent           Mgmt          For                            For
       Director for 2009-2010

6.3    Elect Mr. Gregorio U. Kilayko as the Independent          Mgmt          For                            For
       Director for 2009-2010

6.4    Elect Mr. Henry T. Sy, Jr. as a Director for              Mgmt          For                            For
       2009-2010

6.5    Elect Mr. Hans T. Sy as a Director for 2009-2010          Mgmt          For                            For

6.6    Elect Mr. Herbert T. Sy as a Director for 2009-2010       Mgmt          For                            For

6.7    Elect Mr. Senen T. Mendiola as a Director for             Mgmt          For                            For
       2009-2010

7.     Appoint the External Auditors                             Mgmt          For                            For

8.     Other matters                                             Non-Voting    No vote

9.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SNP PETROM SA, BUCHAREST                                                                    Agenda Number:  701768472
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7932P106
    Meeting Type:  EGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  ROSNPPACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       17 DEC 2008 AT 10:30. CONSEQUENTLY, YOUR VOTING
       INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS
       UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Approve the purchase by the Company of a number           Mgmt          For                            For
       of its own shares from the market Acc with
       the laws, in order to be distributed freely
       to the employees based on Petrom Collective
       Bargaining Agreement

2.     Approve the record date 07 JAN 2009                       Mgmt          For                            For

3.     Authorize Mrs. Gheorghe Chief Executive Officer           Mgmt          For                            For
       to sign on behalf of the shareholders meeting
       decisions and to fulfill meeting related formalities




--------------------------------------------------------------------------------------------------------------------------
 SNP PETROM SA, BUCHAREST                                                                    Agenda Number:  701768484
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7932P106
    Meeting Type:  OGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  ROSNPPACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       17 DEC 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS.

1.     Approve the revisions to the investment budget            Mgmt          For                            For
       2008 from RON 6125 million to RON 6410 million

2.     Approve the record date as 07 JAN 2009                    Mgmt          For                            For

3.     Authorize Mrs. Gheorghe as a Chief Executive              Mgmt          For                            For
       Officer to sign on behalf of the shareholders
       meeting decisions and to fulfill meeting related
       formalities




--------------------------------------------------------------------------------------------------------------------------
 SNP PETROM SA, BUCHAREST                                                                    Agenda Number:  701869337
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7932P106
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  ROSNPPACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       29 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the financial statements for 2008                 Mgmt          For                            For

2.     Approve the consolidated financial statements             Mgmt          For                            For
       for 2008

3.     Approve the Executive Board proposal not to               Mgmt          For                            For
       distribute dividend for 2008 FY

4.     Approve the 2009 revenue and expenditure budget           Mgmt          For                            For

5.     Grant discharge the Executive Board Members               Mgmt          For                            For
       and the Supervisory Board Members

6.     Appoint the Members of the Supervisory Board              Mgmt          For                            For
       for next period of 4 years

7.     Approve to establish the remuneration of the              Mgmt          For                            For
       Members of the Supervisory Board for current
       year

8.     Re-appoint the Financial Auditor and approve              Mgmt          For                            For
       to establish the remuneration

9.     Approve the record date as 14 MAY 2009                    Mgmt          For                            For

10.    Approve to empower Mrs. Mariana Gheorghe to               Mgmt          For                            For
       fulfill all related formalities




--------------------------------------------------------------------------------------------------------------------------
 SNP PETROM SA, BUCHAREST                                                                    Agenda Number:  701870481
--------------------------------------------------------------------------------------------------------------------------
        Security:  X7932P106
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  ROSNPPACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A MEETING SPECIFIC POWER OF ATTORNEY (POA) IS             Non-Voting    No vote
       REQUIRED IN THE ROMANIAN MARKET. SOME SUBCUSTODIANS
       REQUIRE THE POA TO BE COMPLETED BY THE BENEFICIAL
       OWNERS IN ORDER TO PROCESS YOUR VOTING INSTRUCTIONS.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       TO FIND OUT IF A POA IS NEEDED TO EXECUTE YOUR
       VOTING INSTRUCTIONS. IF THE ENGLISH VERSION
       OF THE POA IS SUBMITTED, THE POA MUST BE NOTARIZED,
       APOSTILLIZED AND FURTHER TRANSLATED INTO ROMANIAN.
       IF ROMANIAN VERSION OF THE POA IS SUBMITTED,
       NOTARIZATION IS SUFFICIENT. THE POA MUST BE
       FORWARDED TO THE APPROPRIATE SUBCUSTODIAN FOR
       PROCESSING. ABSENCE OF A POA, MAY CAUSE YOUR
       INSTRUCTIONS TO BE REJECTED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE
       IN PROCESSING THE REQUIRED DOCUMENTS

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       29 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Amend the Company By Law                                  Mgmt          For                            For

2.     Approve the record date as 14 MAY 2009                    Mgmt          For                            For

3.     Authorize Mrs. Mariana Gheorghe to fulfill all            Mgmt          For                            For
       related formalities




--------------------------------------------------------------------------------------------------------------------------
 SOCIEDAD INVERSIONES PAMPA CALICHERA SA CALICHERA                                           Agenda Number:  701919966
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8716H111
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  CLP8716H1116
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, financial statements           Mgmt          For                            For
       and report of External Auditors corresponding
       to the exercise ended in 31 DEC 2008

2.     Approve the distribution of revenues and dividends        Mgmt          For                            For

3.     Elect the Board of Directors                              Mgmt          For                            For

4.     Approve to fix the remunerations of the Board             Mgmt          For                            For
       of Directors for the exercise 2009

5.     Approve to fix the budget and the remunerations           Mgmt          For                            For
       for the Directors Committee

6.     Approve to designate the External Auditors for            Mgmt          For                            For
       the exercise 2009

7.     Approve to inform the operations referred to              Mgmt          For                            For
       in Article 44 and 89 of the Law 18.046 of Corporations

8.     Approve to designate the Account Inspectors               Mgmt          For                            For

9.     Approve to designate the Risk Classifier Agents           Mgmt          For                            For

10.    Any other inherent matter                                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SOCIEDAD MATRIZ BANCO DE CHILE SM-CHILE CHILE                                               Agenda Number:  701836996
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8716M110
    Meeting Type:  OGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  CLP8716M1101
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, general balance,               Mgmt          For                            For
       financial statements, and the report of the
       External Auditors, corresponding to the exercise
       2008

2.     Approve the dividend number 13 for CLP 2.381988           Mgmt          For                            For
       per share of series B, D, and E, and to agree
       the distribution, among the shareholders of
       these same series, new free of payment shares
       that correspond to be received by the Sociedad
       Matriz Del Banco De Chile S.A. resulting from
       the capitalization of the revenues of Banco
       De Chile, and corresponding to the exercise
       2008, this dividend will be distributed at
       a ratio of 0.032325 shares of Banco De Chile,
       per share, of the above mentioned; the part
       of the dividend that will be paid in cash,
       if it is approved during the meeting, will
       be paid after the session

3.     Approve to fix the remunerations of the Board             Mgmt          For                            For
       of Directors

4.     Approve to fix the remunerations of the Directors         Mgmt          For                            For
       Committee their budget for the new period

5.     Approve the designation of the External Auditors          Mgmt          For                            For

6.     Approve to review the report of the Directors             Mgmt          For                            For
       Committee

7.     Approve to be informed about the operational              Mgmt          For                            For
       activities as per Article 44 of the Law of
       Corporations

8.     Approve to discuss all other inherent matters             Mgmt          For                            For
       during this ordinary shareholders meeting,
       in accordance with the Law and to the Statutes
       of the Bank




--------------------------------------------------------------------------------------------------------------------------
 SOCIEDAD QUIMICA Y MINERA DE  CHILE S A                                                     Agenda Number:  701917796
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8716Y106
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  CLP8716Y1065
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the general balance, financial statements         Mgmt          For                            For
       annual report, the report of the account inspectors,
       and the report of the External Auditors of
       SQM for the exercise ended in 31 DEC 2008

2.     Approve to designate the External Auditors and            Mgmt          For                            For
       account inspectors for the exercise 2009

3.     Approve to report the operations referred to              Mgmt          For                            For
       in Article 44 of the Law 18.046

4.     Approve to inform about the Investment and Financing      Mgmt          For                            For
       Policies

5.     Approve the revenues of the exercise 2008, and            Mgmt          For                            For
       the distribution of a final dividend and the
       Future Dividends Policy

6.     Approve to inform the expenses incurred by the            Mgmt          For                            For
       Board of Directors during 2008

7.     Approve to fix the remunerations of the Directors         Mgmt          For                            For
       Committee

8.     Approve to report the matters related to the              Mgmt          For                            For
       Directors and the Audit Committees

9.     Any other matters                                         Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SOCIEDAD QUIMICA Y MINERA DE CHILE S.A.                                                     Agenda Number:  933054811
--------------------------------------------------------------------------------------------------------------------------
        Security:  833635105
    Meeting Type:  Annual
    Meeting Date:  29-Apr-2009
          Ticker:  SQM
            ISIN:  US8336351056
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     BALANCE SHEET, AUDITED FINANCIAL STATEMENTS,              Mgmt          For
       ANNUAL REPORT, REPORT OF THE ACCOUNTING INSPECTORS
       AND REPORT OF THE EXTERNAL AUDITORS FOR THE
       BUSINESS YEAR ENDED DECEMBER 31, 2008.

02     APPOINTMENT OF THE EXTERNAL AUDITORS AND ACCOUNTING       Mgmt          For
       INSPECTORS OF THE COMPANY FOR THE 2009 BUSINESS
       YEAR.

03     OPERATIONS REFERRED TO IN ARTICLE 44 OF LAW               Mgmt          For
       NO 18,046 ("LAW OF CORPORATIONS" OF CHILE).

04     INVESTMENT AND FINANCING POLICIES.                        Mgmt          For

05     NET INCOME FOR THE YEAR 2008, FINAL DIVIDEND              Mgmt          For
       DISTRIBUTION AND POLICY ON FUTURE DIVIDENDS.

06     EXPENSES OF THE BOARD OF DIRECTORS DURING THE             Mgmt          For
       2008 BUSINESS YEAR.

07     COMPENSATION FOR THE MEMBERS OF THE BOARD.                Mgmt          For

08     ISSUES RELATED TO THE AUDIT AND DIRECTORS' COMMITTEES.    Mgmt          For

09     OTHER MATTERS THAT MAY CORRESPOND IN ACCORDANCE           Mgmt          Against
       WITH THE LAW.




--------------------------------------------------------------------------------------------------------------------------
 SOHU.COM INC.                                                                               Agenda Number:  933082404
--------------------------------------------------------------------------------------------------------------------------
        Security:  83408W103
    Meeting Type:  Annual
    Meeting Date:  19-Jun-2009
          Ticker:  SOHU
            ISIN:  US83408W1036
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CHARLES ZHANG                                             Mgmt          For                            For
       CHARLES HUANG                                             Mgmt          For                            For
       DAVE QI                                                   Mgmt          For                            For
       SHI WANG                                                  Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       ZHONG TIAN CPAS LIMITED COMPANY AS OUR INDEPENDENT
       AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2009.




--------------------------------------------------------------------------------------------------------------------------
 SOLAR APPLIED MATERIALS TECHNOLOGY CORP                                                     Agenda Number:  701972487
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y806A7106
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0001785004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 Audited reports                                  Non-Voting    No vote

A.3    The revision to the rules of the Board Meeting            Non-Voting    No vote

A.4    The status of endorsement and guarantee                   Non-Voting    No vote

A.5    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, staff               Mgmt          For                            For
       bonus and the disbursement of remuneration
       to the Directors and Supervisors; proposed
       cash dividend: TWD 2 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 20 for 1,000
       shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.8    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 SONDA SA                                                                                    Agenda Number:  701908103
--------------------------------------------------------------------------------------------------------------------------
        Security:  P87262104
    Meeting Type:  OGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  CL0000001934
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the review the current status of the              Mgmt          For                            For
       Society and the report of the External Auditors

2.     Approve the annual report, general balance and            Mgmt          For                            For
       financial statements

3.     Approve the distribution of dividends                     Mgmt          For                            For

4.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and approve to fix their remunerations to fix
       the remunerations of the Directors Committee
       and their budget until the next OGM

5.     Approve the activities and expenses of the Directors      Mgmt          For                            For
       Committee during the exercise 2008

6.     Approve the matters referred to in Article 44             Mgmt          For                            For
       and 89 of the Law 18.046 of Corporations

7.     Approve the designate the External Auditors               Mgmt          For                            For

8.     Any other inherent matter                                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SOPHARMA JSC, SOFIA                                                                         Agenda Number:  701725561
--------------------------------------------------------------------------------------------------------------------------
        Security:  X8045M105
    Meeting Type:  EGM
    Meeting Date:  20-Nov-2008
          Ticker:
            ISIN:  BG11SOSOBT18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       04 DEC 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Elect an Audit Committee of the Company, project          Mgmt          For                            For
       for decision: the general meeting elect Audit
       Committee of the Company Sopharma which will
       consist of three persons, the Members of the
       Audit Committee comply with the requirements
       of Article 40, paragraph 3 and 4 of the low
       of independent financial audit

2.     Approve the determination of a mandate of the             Mgmt          For                            For
       Audit Committee, project for decision: the
       general meeting determinate 3-year mandate
       of the Audit Committee of the Company




--------------------------------------------------------------------------------------------------------------------------
 SOPHARMA JSC, SOFIA                                                                         Agenda Number:  701897451
--------------------------------------------------------------------------------------------------------------------------
        Security:  X8045M105
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  BG11SOSOBT18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       10 JUN 2009 AT11:00 AM. CONSEQUENTLY, YOUR
       VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL
       CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU.

1.     Adopt the Board of Director's annual report               Mgmt          For                            For
       about the activity of the Company during 2008

2.     Adopt the annual report about the activity of             Mgmt          For                            For
       the investor relations Director during 2008

3.     Approve the discussion of certified accounts              Mgmt          For                            For
       report about the Audit of the annual financial
       statements of the Company for 2008

4.     Adopt the report of the Audit Committee about             Mgmt          For                            For
       activity during 2008

5.     Approve the audited financial report of the               Mgmt          For                            For
       Company for 2008

6.     Approve the profit distribution decision for              Mgmt          For                            For
       20008

7.     Approve to take a decision for exemption from             Mgmt          For                            For
       liability the Members of the Board of Director's
       about their activity during 2008

8.     Approve to set the remuneration of the Member's           Mgmt          For                            For
       of the Board of Director's for 2009

9.     Elect a Charted Accountant of the Company for             Mgmt          For                            For
       2009

10.    Amend the Articles of Association of the Company          Mgmt          For                            For

11.    Miscellaneous                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SOROUH REAL ESTATE                                                                          Agenda Number:  701831035
--------------------------------------------------------------------------------------------------------------------------
        Security:  M85597108
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2009
          Ticker:
            ISIN:  AE000A0LF3E4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       25 MAR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the Board of Director's report for the            Mgmt          For                            For
       FY 2008

2.     Approve the Auditor's report for the FY 2008              Mgmt          For                            For

3.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       account for the FY 2008

4.     Approve the discussion of profit distribution             Mgmt          For                            For
       as cash dividends 12 fils per share amounting
       to 12% of the Company's capital

5.     Approve the Board of Director remuneration for            Mgmt          For                            For
       the FY 2008

6.     Grant discharge from the liability, to the Directors      Mgmt          For                            For
       and the Auditors for their services during
       the period ending 31 DEC 2008

7.     Elect the Members of the Board of Directors               Mgmt          For                            For

8.     Appoint the Auditors for the FY 2009 and fix              Mgmt          For                            For
       their remuneration




--------------------------------------------------------------------------------------------------------------------------
 SOROUH REAL ESTATE                                                                          Agenda Number:  701831427
--------------------------------------------------------------------------------------------------------------------------
        Security:  M85597108
    Meeting Type:  EGM
    Meeting Date:  18-Mar-2009
          Ticker:
            ISIN:  AE000A0LF3E4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       26 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the necessary adjustment in the internal          Mgmt          For                            For
       policies as a government recommendation




--------------------------------------------------------------------------------------------------------------------------
 SOUTHERN COPPER CORPORATION                                                                 Agenda Number:  933037702
--------------------------------------------------------------------------------------------------------------------------
        Security:  84265V105
    Meeting Type:  Annual
    Meeting Date:  30-Apr-2009
          Ticker:  PCU
            ISIN:  US84265V1052
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       G. LARREA MOTA-VELASCO                                    Mgmt          For                            For
       OSCAR GONZALEZ ROCHA                                      Mgmt          For                            For
       EMILIO CARRILLO GAMBOA                                    Mgmt          For                            For
       ALFREDO CASAR PEREZ                                       Mgmt          For                            For
       A. DE LA PARRA ZAVALA                                     Mgmt          For                            For
       X.G. DE QUEVEDO TOPETE                                    Mgmt          For                            For
       G LARREA MOTA-VELASCO                                     Mgmt          For                            For
       D. MUNIZ QUINTANILLA                                      Mgmt          For                            For
       ARMANDO ORTEGA GOMEZ                                      Mgmt          For                            For
       L.M. PALOMINO BONILLA                                     Mgmt          For                            For
       G.P. CIFUENTES                                            Mgmt          For                            For
       JUAN REBOLLEDO GOUT                                       Mgmt          For                            For
       CARLOS RUIZ SACRISTAN                                     Mgmt          For                            For

02     RATIFY THE AUDIT COMMITTEE'S SELECTION OF GALAZ,          Mgmt          For                            For
       YAMAZAKI, RUIZ URQUIZA, S.C., MEMBER OF DELOITTE
       TOUCHE TOHMATSU AS INDEPENDENT ACCOUNTANTS
       FOR 2009.




--------------------------------------------------------------------------------------------------------------------------
 SPAR GROUP LTD, PINETOWN                                                                    Agenda Number:  701782802
--------------------------------------------------------------------------------------------------------------------------
        Security:  S8050H104
    Meeting Type:  AGM
    Meeting Date:  11-Feb-2009
          Ticker:
            ISIN:  ZAE000058517
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual financial statements       Mgmt          For                            For
       for the YE 30 SEP 2008

2.     Re-elect Mr. P. K. Hughes as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

3.     Re-elect Mr. D. B. Gibbon as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

4.     Re-appoint Messrs Deloitte & Touche as the Auditors       Mgmt          For                            For
       of the Company and appoint Mr. James Welch
       as the designated Auditor to hold office until
       the next AGM

5.     Approve the Directors remuneration for the YE             Mgmt          For                            For
       30 SEP 2008

6.S.1  Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       and/or The Spar Group Limited Employee Share
       Trust [2004], in terms of the authority granted
       in the Articles of Association of the Company
       and/or any subsidiary of the Company by way
       of general approval, to acquire the Company's
       ordinary shares [shares], upon such terms and
       conditions and in such amounts as the Directors
       of the Company [and, in the case of an acquisition
       by a subsidiary[ies], the Directors of the
       subsidiary[ies]] may from time to time decide,
       but subject to the provisions of the Company's
       Act, the Listing Requirements of the JSE Limited
       [JSE] and the following conditions: that the
       acquisitions of shares in any 1 FY shall be
       limited to 5% of the issued share capital of
       the Company as at the beginning of the FY,
       provided that any subsidiary or subsidiaries
       may acquire shares to a maximum of 5% in the
       aggregate of the shares of the Company; [Authority
       expires the earlier of the next AGM of the
       Company or 15 months]

7.O.1  Approve to place such number of the ordinary              Mgmt          For                            For
       shares in the authorized but unissued capital
       of the Company, required for the purpose of
       satisfying the obligations of The Spar Group
       Limited Share Trust [2004] [the Trust] under
       the control of the Directors and authorize
       the Directors to allot and issue those shares
       in terms of the Trust deed




--------------------------------------------------------------------------------------------------------------------------
 STALPRODUKT SA, BOCHNIA                                                                     Agenda Number:  701973504
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9868D107
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2009
          Ticker:
            ISIN:  PLSTLPD00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Appoint the Scrutiny Commission                           Mgmt          No Action

6.     Approve the Management's report on the Company            Mgmt          No Action
       activity and the financial statement for 2008

7.     Approve the capital group's financial statement           Mgmt          No Action
       for 2008

8.     Approve the Supervisory Board's report for 2008           Mgmt          No Action

9.     Approve the duties' fulfilling by the Members             Mgmt          No Action
       of Management Board

10.    Approve the duties' fulfilling by the Members             Mgmt          No Action
       of the Supervisory Board

11.    Approve the remuneration for the Members of               Mgmt          No Action
       Management Board

12.    Approve the profit for 2008 distribution                  Mgmt          No Action

13.    Other issues                                              Non-Voting    No Action

14.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 STANDARD BANK GROUP LIMITED                                                                 Agenda Number:  701922521
--------------------------------------------------------------------------------------------------------------------------
        Security:  S80605140
    Meeting Type:  AGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  ZAE000109815
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and adopt the annual financial statements         Mgmt          For                            For
       for the YE 31 DEC 2008, including the reports
       of the Directors and Auditors

O.2.1  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Chairman of Standard Bank
       Group- ZAR 3,600,000 per annum

O.2.2  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Director of Standard Bank
       Group- ZAR 140,000 per annum

O.2.3  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: International Director
       of Standard Bank Group- EUR 30,100 per annum

O.2.4  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group credit committee:
       Member- ZAR 13,750 per meeting

O.2.5  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Directors' affairs committee:
       Chairman- ZAR 88,000 per annum; Member- ZAR
       44,000 per annum

O.2.6  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group risk and capital
       Management Committee: Chairman- ZAR 300,000
       per annum; Member- ZAR 150,000 per annum

O.2.7  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group remuneration committee:
       Chairman- ZAR 175,000 per annum; Member- ZAR
       80,500 per annum

O.2.8  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group remuneration committee:
       Chairman- ZAR 120,000 per annum; Member- ZAR
       60,000 per annum

O.2.9  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group audit committee:
       Chairman- ZAR 350,000 per annum; Member- ZAR
       150,000 per annum

O2.10  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Ad hoc meeting attendance-
       ZAR 13,750 per meeting

O.3.1  Elect Mr. Doug Band as a Director, who retire             Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.2  Elect Mr. Derek Cooper as a Director, who retire          Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.3  Elect Mr. Sam Jonah KBE as a Director, who retire         Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.4  Elect Mr. Sir Paul Judge as a Director, who               Mgmt          For                            For
       retire by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.5  Elect Mr. Kgomotso Moroka as a Director retire            Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.6  Elect Mr. Chris Nissen as a Director retire               Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.4.1  Authorize the Directors, for the purpose of               Mgmt          For                            For
       carrying out the terms of the Standard Bank
       Equity Growth Scheme [the Equity Growth Scheme],
       other than those which have specifically been
       appropriated for the Equity Growth Scheme in
       terms of ordinary resolutions duly passed at
       previous AGM's of the Company specifically
       placed under the control of the Directors,
       authorized to allot and issue those shares
       in terms of the Equity Growth Scheme

O.4.2  Authorized the Directors, for the purpose of              Mgmt          For                            For
       carrying out the terms of the Standard Bank
       Group Share Incentive Scheme [the Scheme],
       other than those which have specifically been
       appropriated for the Scheme in terms of ordinary
       resolutions duly passed at previous AGM's of
       the Company specifically placed under the control
       of the Directors, authorized to allot and issue
       those shares in terms of the Scheme

O.4.3  Authorized the Directors of the Company, that             Mgmt          For                            For
       the unissued ordinary shares in the authorized
       share capital of the Company [other than those
       specifically identified in ordinary Resolutions
       4.1 and 4.2] placed under the control of the
       to allot and issue the ordinary shares at their
       discretion until the next AGM of the Company,
       subject to the provisions of the Companies
       Act, 61 of 1973, as amended, the Banks Act,
       94 of 1990, as amended and the Listings Requirements
       of the JSE Limited and subject to the aggregate
       number of ordinary shares able to be allotted
       and issued in terms of this resolution being
       limited to 5% of the number of ordinary shares
       in issue at 31 DEC 2008

O.4.4  Authorized the Directors of the Company, the              Mgmt          For                            For
       share capital of the Company that the unissued
       non-redeemable, non-cumulative, non-participating
       preference shares [non-redeemable preference
       shares] in the placed under the control of
       the Directors of the Company to allot and issue
       the non-redeemable preference shares at their
       discretion until the next AGM of the Company,
       subject to the provisions of the Companies
       Act, 61 of 1973, as amended and the Listings
       Requirements of the JSE Limited

O.4.5  Authorized the Directors of the Company and               Mgmt          For                            For
       given a renewable general authority to make
       payments to shareholders in terms of Section
       5.85(b) of the Listings Requirements of the
       JSE Limited [the Listings Requirements], subject
       to the provisions of the Companies Act, 61
       of 1973, as amended [the Companies Act], the
       Banks Act, 94 of 1990, as amended and the Listings
       Requirements, including, amongst others, the
       following requirements: (a) payments to shareholders
       in terms of this resolution shall be made in
       terms of Section 90 of the Companies Act and
       be made pro rata to all shareholders; (b) in
       any one FY, payments to shareholders in terms
       of this resolution shall not exceed a maximum
       of 20% of the Company's issued share capital,
       including reserves but excluding minority interests,
       and revaluations of assets and intangible assets
       that are not supported by a valuation by an
       Independent Professional expert acceptable
       to the JSE Limited prepared within the last
       6 months, measured as at the beginning of such
       FY; and [authority expires at the end of the
       next AGM of the Company or for 15 months from
       the date of this resolution]

S.5    Authorize the Directors of the Company, with              Mgmt          For                            For
       effect from the date of this AGM, as a general
       approval in terms of Section 85(2) of the Companies
       Act, 61 of 1973, as amended [the Companies
       Act], the acquisition by the Company and, in
       terms of Section 89 of the Companies Act, the
       acquisition by any subsidiary of the Company
       from time to time, of such number of ordinary
       shares issued by the Company and at such price
       and on such other terms and conditions as the
       Directors may from time to time determine,
       subject to the requirements of the Companies
       Act, the Banks Act, 94 of 1990, as amended
       and the Listings Requirements of the JSE Limited
       [the Listings Requirements], which include,
       amongst others, the following: any such acquisition
       will be implemented through the order book
       operated by the trading system of the JSE Limited
       and done without any prior understanding or
       arrangement between the Company and the counterparty
       [reported trades being prohibited];the acquisition
       must be authorizes by the Company's Articles
       of Association; the authority is limited to
       the purchase of a maximum of 10% of the Company's
       issued ordinary share capital in any one FY;
       acquisition must not be made at a price more
       than 10% above the weighted average of the
       market value for the ordinary shares of the
       Company for the 5 business days immediately
       preceding the date of acquisition at any point
       in time, the Company may only appoint 1 agent
       to effect any repurchase(s) on the Company's
       behalf; the Company may only acquire its ordinary
       shares if, after such acquisition, it still
       complies with the shareholder spread requirements
       as set out in the Listings Requirements; the
       Company or its subsidiary may not repurchase
       securities during a prohibited period, unless
       they have in place a repurchase programmed
       where the dates and quantities of securities
       to be traded during the relevant period are
       fixed [not subject to any variation] and full
       details of the programme have been disclosed
       in an announcement over SENS prior to the commencement
       of the prohibited period; that an announcement
       containing full details of such acquisitions
       of shares will be published as soon as the
       Company and/or its subsidiary (ies) has/have
       acquired shares constituting, on a cumulative
       basis, 3% of the number of shares in issue
       at the date of the general meeting at which
       this special resolution is considered and,
       if approved, passed, and for each 3% in aggregate
       of the initial number acquired thereafter;
       and in the case clan acquisition by a subsidiary
       of the Company and the number of shares to
       be acquired, is not more than 10% in the aggregate
       of the number of issued shares of the Company
       [authority expires whichever is earlier until
       the next AGM of the Company or 15 months from
       the date on which this resolution is passed]




--------------------------------------------------------------------------------------------------------------------------
 STANDARD CHARTERED BANK BOTSWANA LTD                                                        Agenda Number:  701955164
--------------------------------------------------------------------------------------------------------------------------
        Security:  V8459R113
    Meeting Type:  AGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  BW0000000165
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Chairperson's report                          Mgmt          For                            For

2.     Receive the Chief Executive Officer's report              Mgmt          For                            For

3.     Receive the annual financial statement for the            Mgmt          For                            For
       YE 31 DEC 2008, together with the Auditor's
       reports therein

4.     Approve the resignations of Mr. David Moir and            Mgmt          For                            For
       Madam Mmasekgoa Masire Mwamba in accordance
       with Article 89 [e] of the Articles of Association

5.     Appoint Messrs. Gurcharan Singh Kadan, Bojosi             Mgmt          For                            For
       Otlhogile and Madam Serty Leburu as Non-Executive
       Directors and Executive Director respectively
       in accordance with Article 90 of the Articles
       of Association

6.     Approve to fix the remuneration of the Directors          Mgmt          For                            For
       for the year 2009

7.     Approve the remuneration of the Auditors for              Mgmt          For                            For
       the YE 31 DEC 2008

8.     Appoint KPMG as Auditors for the year 2009                Mgmt          For                            For

9.     To transact any other business                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 STANDARD CHARTERED BANK GHANA LTD                                                           Agenda Number:  701908696
--------------------------------------------------------------------------------------------------------------------------
        Security:  V8460Z104
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  GH0000000185
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive reports of the Directors and the Auditors,        Mgmt          For                            For
       the balance sheet as at 31 DEC 2008 together
       with the profit and loss and income surplus
       accounts for the YE on that date

2.     Declare a dividend                                        Mgmt          For                            For

3.     Elect the Directors in place of those retiring            Mgmt          For                            For

4.     Approve the Director's remuneration                       Mgmt          For                            For

5.     Approve the remuneration of the Auditors                  Mgmt          For                            For

S.6.a  Approve to delete Regulation Numbers 17, 18(1)            Mgmt          For                            For
       and 18(2) and replace them with the new one
       as specified

S.6.b  Approve to issue convertible, preference and/or           Mgmt          For                            For
       ordinary shares to enable the Company to comply
       with the new minimum capital requirements of
       the Central Bank




--------------------------------------------------------------------------------------------------------------------------
 STAR PUBLICATIONS (MALAYSIA) BHD                                                            Agenda Number:  701929929
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y81611108
    Meeting Type:  AGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  MYL6084OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report and               Mgmt          For                            For
       audited financial statements for the YE 31
       DEC 2008 together with the Auditors' report
       thereon

2.     Re-elect Mr. Datin Linda Ngiam Pick Ngoh as               Mgmt          For                            For
       a Director who retire by rotation pursuant
       to Article 117 of the Company's Articles of
       Association

3.     Re-elect Mr. Datuk Leong Tang Chong as a Director         Mgmt          For                            For
       who retire by rotation pursuant to Article
       117 of the Company's Articles of Association

4.     Re-elect Dato' Dr Mohd Aminuddin bin Mohd Rouse           Mgmt          For                            For
       as a Director who retire by rotation pursuant
       to Article 117 of the Company's Articles of
       Association

5.     Re-elect Mr. Dato' Clement Hii Chii Kok as a              Mgmt          For                            For
       Director who retire pursuant to Article 101
       of the Company's Articles of Association

6.     Re-elect Mr. Ng Beng Lye as a Director who retire         Mgmt          For                            For
       pursuant to Article 101 of the Company's Articles
       of Association

7.     Re-elect Mr. Foo San Kan as a Director who retire         Mgmt          For                            For
       pursuant to Article 101 of the Company's Articles
       of Association

8.     Re-appoint Mr. Datuk Seri Kamal Mohamed Hashim,           Mgmt          For                            For
       who is retire pursuant to Section 129(6) of
       the Companies Act, 1965

9.     Approve the Directors' fees of up to MYR 605,000          Mgmt          For                            For
       for the YE 31 DEC 2008

10.    Re-appoint Messrs BDO Binder as Auditors of               Mgmt          For                            For
       the Company and to authorize the Directors
       to fix their remuneration

11.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to issue shares
       in the Company at any time until the conclusion
       of the next AGM and upon such terms and conditions
       and for such purposes as the Directors may
       in their absolute discretion deem fit, provided
       that the aggregate number of shares to be issued
       does not exceed 10% of the issued share capital
       of the Company for the time being, subject
       always to the approval of all relevant regulatory
       bodies being obtained for such allotment and
       issues

12.    Authorize the Directors of the Companies Act,             Mgmt          For                            For
       1965 [''Ac''], rules, regulations and orders
       made pursuant to the Act, provisions of the
       Company's Memorandum and Articles of Association,
       Listing Requirements of Bursa Malaysia Securities
       Berhad [''Bursa Securities''] and any other
       relevant authority or approval for the time
       being in force or as may be amended from time
       to time, to make purchases of ordinary shares
       of MYR1.00 each in the Company's issued and
       paid-up ordinary share capital as may be determined
       by the Directors of the Company from time to
       time through Bursa Securities upon such terms
       and conditions as the Directors may deem fit,
       necessary and expedient in the interest of
       the Company, provided that: (a) the aggregate
       number of ordinary shares which may be purchased
       and/or held by the Company as treasury shares
       shall not exceed [10%] of the total issued
       and paid-up ordinary share capital of the Company
       at any point in time of the said purchase(s);
       (b) the maximum funds to be allocated by the
       Company for the purpose of purchasing its shares
       shall not exceed the total retained earnings
       and share premium reserves of the Company at
       the time of the said purchase(s); [Authority
       expires at the earlier of the conclusion of
       the next AGM of the Company or the expiration
       of the period within which the next AGM after
       that date is required by law to be held]; and
       upon completion of the purchase by the Company
       of its own shares, to deal with the shares
       purchased in their absolute discretion in the
       following manner: (aa) cancel all the shares
       so purchased; and/or (bb) retain the shares
       so purchased in treasury for distribution as
       dividend to the shareholders and/or resell
       on the market of Bursa Securities; and/or (cc)
       retain part thereof as treasury shares and
       cancel the remainder; and in any other manner
       as prescribed by the Act, rules, regulations
       and orders made pursuant to the Act and the
       Listing Requirements of Bursa Securities and
       any other relevant authority for the time being
       in force; and to take all such steps as are
       necessary [including the opening and maintaining
       of a depository account(s) under the Securities
       Industry (Central Depositories) Act, 1991]
       and enter into any agreements, arrangements
       and guarantees with any party or parties to
       implement, finalize and give full effect to
       the aforesaid purchase with full powers to
       assent to any conditions, modifications, revaluations,
       variations and/or amendments as may be imposed
       by the relevant authorities from time to time
       or as the Directors may in their discretion
       deem necessary and to do all such acts and
       things as the said Directors may deem fit and
       expedient in the best interests of the Company

       Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 STATE BANK OF INDIA                                                                         Agenda Number:  701790342
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8161Z129
    Meeting Type:  EGM
    Meeting Date:  12-Jan-2009
          Ticker:
            ISIN:  INE062A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT ALTHOUGH THERE ARE 03 CANDIDATES         Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE IS ONLY 01
       VACANCIE AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 01 OF THE 03 DIRECTORS.
       THANK YOU.

1.1    Elect, under the provisions of Section 19(c)              Mgmt          For                            For
       read with Section 25(2) of the State Bank of
       India Act, 1955, Shri Radheshyam Maheshwari
       as a Director to the Central Board

1.2    Elect, under the provisions of Section 19(c)              Mgmt          No vote
       read with Section 25(2) of the State Bank of
       India Act, 1955, Shri D. Sundaram as a Director
       to the Central Board

1.3    Elect, under the provisions of Section 19(c)              Mgmt          No vote
       read with Section 25(2) of the State Bank of
       India Act, 1955, Shri Umesh Nath Kapur as a
       Director to the Central Board




--------------------------------------------------------------------------------------------------------------------------
 STATE BANK OF INDIA                                                                         Agenda Number:  701793045
--------------------------------------------------------------------------------------------------------------------------
        Security:  856552203
    Meeting Type:  OGM
    Meeting Date:  12-Jan-2009
          Ticker:
            ISIN:  US8565522039
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 525379 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU.

       PLEASE NOTE THAT ALTHOUGH THERE ARE 03 CANDIDATES         Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE IS ONLY 01
       VACANCY AVAILABLE TO BE FILLED AT THE MEETING.
       THANK YOU

1.1    Election of Shri Radheshyam Maheshwari as a               Non-Voting    No vote
       Director to the Central Board of the Bank under
       the provisions of Section 19(c) read with Section
       25(2) of the State Bank of India Act, 1955

1.2    Election of Shri D. Sundaram as a Director to             Non-Voting    No vote
       the Central Board of the Bank under the provisions
       of Section 19(c) read with Section 25(2) of
       the State Bank of India Act, 1955,

1.3    Election of Shri Umesh Nath Kapur as a Director           Non-Voting    No vote
       to the Central Board of the Bank under the
       provisions of Section 19(c) read with Section
       25(2) of the State Bank of India Act, 1955




--------------------------------------------------------------------------------------------------------------------------
 STATE BANK OF INDIA                                                                         Agenda Number:  701980270
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8161Z129
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  INE062A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Central Board's report, the balance           Mgmt          For                            For
       sheet and profit and loss account of the Bank
       made up to the 31 MAR 2009 and the Auditors'
       report on the balance sheet and accounts




--------------------------------------------------------------------------------------------------------------------------
 STEEL AUTHORITY OF INDIA LTD                                                                Agenda Number:  701686860
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8166R114
    Meeting Type:  AGM
    Meeting Date:  10-Sep-2008
          Ticker:
            ISIN:  INE114A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as at that date and the Directors' and
       the Auditor's reports thereon

2.     Re-appoint Shri. V. Shyamsundar as a Director,            Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Shri. B.N. Singh as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Shri. V.K. Srivastava as a Director,           Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Shri. G. Ojha, as a Director, who              Mgmt          For                            For
       retires by rotation

6.     Re-appoint Shri. Shyamal Ghosh as a Director,             Mgmt          For                            For
       who retires by rotation

7.     Re-appoint Shri. Mohammad Yusuf Khan as a Director,       Mgmt          For                            For
       who retires by rotation

8.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For
       of the Company appointed by the Comptroller
       & Auditor General of India for the Year 2008-2009

9.     Declare a dividend for the FY 2007-2008                   Mgmt          For                            For

10.    Appoint Shri. V.K. Gulhati as a Director of               Mgmt          For                            For
       the Company, liable to retire by rotation

11.    Appoint Shri. S.P. Rao as a Director of the               Mgmt          For                            For
       Company, liable to retire by rotation

S.12   Approve in accordance with the Provisions of              Mgmt          For                            For
       Section 396 of the Companies Act, 1956 and
       other applicable Provisions of Law, to the
       amalgamation, of Bharat Refractories Limited
       with Steel Authority of India Limited, with
       effect from 01 APR 2007, subject to the sanction
       of the same by the Ministry of Corporate Affairs,
       Government of India and such other authorities,
       if any, as may be required; Authorize the Board
       of Directors/Chairman of the Company to make
       alterations and changes therein as may be expedient
       or necessary for satisfying the requirement
       or condition imposed, if any, by the Ministry
       of Corporate Affairs or such other Authorities
       if any, as may be required and to do all such
       acts, deeds, matters and things, as may be
       necessary and expedient to give effect to this
       resolution




--------------------------------------------------------------------------------------------------------------------------
 STEINHOFF INTL HLDGS LTD                                                                    Agenda Number:  701766466
--------------------------------------------------------------------------------------------------------------------------
        Security:  S81589103
    Meeting Type:  AGM
    Meeting Date:  01-Dec-2008
          Ticker:
            ISIN:  ZAE000016176
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 520059 DUE TO CHANGE IN NUMBERING AND VOTING
       STATUS. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

1.     Approve and adopt the annual financial statements         Mgmt          For                            For
       of the Company for the YE 30 JUN 2008 together
       with the report of the Directors and the Auditors
       thereon

2.     Re-appoint Messrs. Deloitte & Touche of Pretoria          Mgmt          For                            For
       [the firm] as the Auditors of the Company as
       contemplated under Sections 270 and 274 of
       the Companies Act, 61 of 1973, as amended [the
       Act], with Udo Bohmer, a registered Auditor
       and Member of the firm as the individual who
       will undertake the audit

3.     Approve the remuneration to be paid by the Company        Mgmt          For                            For
       to its Directors for the FYE 30 JUN 2009, as
       specified

4.1    Re-elect Mr. D.E. Ackerman as a Director, in              Mgmt          For                            For
       terms of Article 50.9 of the Articles of Association
       who retires from office at every AGM

4.2    Re-elect Mr. J.F. Mouton as a Director, who               Mgmt          For                            For
       retires by rotation in accordance with the
       Articles of Association

4.3    Re-elect Mr. F. J. Nel as a Director, who retires         Mgmt          For                            For
       by rotation in accordance with the Articles
       of Association

4.4    Re-elect Mr. B.E. Steinhoff as a Director, in             Mgmt          For                            For
       terms of Article 50.9 of the Articles of Association
       who retires from office at every AGM

4.5    Re-elect Mr. D. M. Van Der Merwe as a Director,           Mgmt          For                            For
       who retires by rotation in accordance with
       the Articles of Association

5.O.1  Authorize the Director of the Company by way              Mgmt          For                            For
       of a specific authority in terms of Section
       221 and, if applicable, Section 222 of the
       Act and a specific authority in terms of paragraph
       5.51 of the listings requirements of the JSE
       Limited [the listings requirements] to allot
       and issue and/or deliver 40,000,000 Ordinary
       Shares of 0.5 cents each in the authorized,
       but unissued capital or if delivered from treasury
       shares of the Company, for a cash consideration
       per ordinary share equal to the higher of the
       volume weighted average traded price (VWAP)
       of the ordinary shares of the Company during
       the 30 business days up to and including 26
       NOV 2008 and the VWAP on 26 NOV 2008, to Steinhoff
       Sikhulasonke Investments [Proprietary] Limited,
       and that all of the ordinary shares referred
       to above be and are hereby placed under the
       control of the Directors for the sale and/or
       allotment and issue as specified;

6.S.1  Approve, insofar as the terms of the black economic       Mgmt          For                            For
       empowerment ownership transaction referred
       to in ordinary resolution 1 above and subject
       to the approval thereof, constitute financial
       assistance to be given by the Company for the
       purpose of or in connection with the purchase
       of or subscription for any shares in the Company,
       those terms are hereby sanctioned by the shareholders
       of the Company in accordance with the provisions
       of Section 38(2A)(b) of the Act, this resolution
       includes, without limitation, the terms of
       any financial assistance arising from: (i)
       the transaction involving the sale and /or
       the issue of ordinary shares in the capital
       of the Company, to Steinhoff Sikhulasonke Investments
       (Proprietary) Limited; (ii) the subscription
       by Steinhoff Investment Holdings Limited for
       preference shares to be issued by Steinhoff
       Sikhulasonke Investments (Proprietary) Limited;
       (iii) the issue of ordinary shares in the capital
       of Steinhoff Sikhulasonke Investments (Proprietary)
       Limited to the Steinhoff Employee Share Trust
       and the Steinhoff Black Management Trust; (iv)
       the transaction involving the allotment and
       issue of ordinary shares in the capital of
       the Company to the Steinhoff Employee Share
       Trust and the Steinhoff Black Management Trust

7.O.2  Authorize the Directors of the Company, by way            Mgmt          For                            For
       of a specific authority in terms of Section
       221 and, if applicable, Section 222 of the
       Act and a specific authority in terms of paragraph
       5.51 of the listings requirements to allot
       and issue and/or deliver up to 40,000,000 ordinary
       shares of 0.5 cents each in the authorized,
       but unissued capital or if delivered from treasury
       shares of the Company, to the participants
       of the black economic empowerment ownership
       transaction set out in ordinary resolution
       number 1 of this notice, and that all of the
       ordinary shares referred to above be and are
       hereby placed under the control of the Directors
       for the allotment and issue as described above;
       the maximum discount at which the ordinary
       shares may be issued at may not exceed 10%
       of the volume-weighted average traded price
       of the ordinary shares of the company during
       the 30 business days preceding the date on
       which the price of the issue is determined
       or agreed by the Directors; the shares issued
       in terms of this authority will be subject
       to such trading restrictions as the Board of
       Directors may approve but without any further
       material assistance by the Company, Certain
       participants under the transaction will include
       Directors of Steinhoff group Companies, who
       are classified as related parties in terms
       of the listings requirements; however, in all
       individual instances their indirect beneficial
       interest will not exceed more than 0.25% of
       Steinhoff's issued share capital, the issue
       will be subject to the Board of Directors obtaining
       an independent fairness opinion from an expert
       acceptable to the JSE Limited confirming such
       issue being fair, full details of the issue
       will, if implemented, be announced in terms
       of paragraph 11.20 of the listings requirements
       after the extent and details of the issue have
       been established and agreed

8.O.3  Grant authority in terms of Section 221(2) of             Mgmt          For                            For
       the Act, but subject to the listings requirements
       and the Act, 130,000,000 ordinary shares of
       0.5 cents each and 15,000,000 non-cumulative,
       non-redeemable, non-participating preference
       shares of 0.1 cent each in the authorized but
       unissued share capital of the Company to place
       under the control of the Directors of the Company,
       to allot and issue such shares to such person(s)
       and on such terms and conditions as the Directors
       may in their sole discretion determine, including
       but not limited to any allotments to shareholders
       as capitalization awards

9.O.4  Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the listings requirements relating to a
       general authority of the Directors to issue
       shares for cash; [Authority expires at the
       conclusion of the Company's next annual meeting
       or 15 months], to issue up to 13,000,000 ordinary
       shares of 0.5 cents each in the capital of
       the Company for cash in accordance with the
       requirements set out in paragraph 5.52 of the
       listings requirements as specified

10O.5  Approve, subject to and in accordance with the            Mgmt          For                            For
       listings requirements 18,500,000 unissued ordinary
       shares of 0.5 cents each in the Company as
       authorized be placed under the control of the
       Directors for the continued implementation
       of the Steinhoff International Incentive Schemes,
       and in respect of the obligations of the Company
       under the Unitrans Limited Share Incentive
       Scheme

11S.2  Approve, the acquisition by the Company of shares         Mgmt          For                            For
       issued by it, on such terms and conditions
       as may be determined by the Directors and the
       acquisition by any subsidiary of the Company
       of shares issued by the Company, on such terms
       and conditions as may be determined by the
       Directors of any such subsidiary, as a general
       approval in terms of Section 85(1) and 89 of
       the Act, subject to the relevant provisions
       of the Act and to the listings requirements
       in force at the time of acquisition and provided
       that: such acquisition is permitted in terms
       of the Act and the Companys Articles of Association
       [Authority expires at the Companys next AGM
       or 15 months]; to a maximum of 20% of the issued
       share capital of that class in one FY provided
       that the acquisition of shares by a subsidiary
       of the Company may not, in any one FY, exceed
       10% in the aggregate of the number of issued
       shares of the Company; repurchases shall not
       be made at a price more than 10% above the
       weighted average of the market value of the
       securities traded for the 5 business days immediately
       preceding the date on which the transaction
       is effected; the repurchase of securities being
       implemented through the order book operated
       by the JSE trading system (open market) and
       without any prior understanding or arrangement
       with any counterparty; the Company will, at
       any point in time, appoint only one agent to
       effect any repurchase(s) on the Companys behalf;
       after such repurchase(s), at least 500 public
       shareholders, as defined in the listings requirements,
       continue to hold at least 20% of the Companys
       issued shares; such repurchase(s) shall not
       occur during a prohibited period as defined
       in the listings requirements unless implemented
       in accordance with a repurchase programme which
       commenced prior to the prohibited period; when
       3% of the initial number, i.e., the number
       of shares in issue at the time that the general
       authority from shareholders is granted, is
       cumulatively repurchased and for each 3% in
       aggregate of the initial number acquired thereafter,
       an announcement shall be made in accordance
       with the listings requirements; a certificate
       by the Companys sponsor, in terms of paragraph
       2.12 of the listings requirements confirming
       the statement by the Directors regarding working
       capital referred to hereunder in this notice
       convening the meeting shall be issued before
       the commencement of any repurchase

12O.6  Authorize the Directors, by way of a general              Mgmt          For                            For
       authority, to distribute to shareholders of
       the Company any share capital and reserves
       of the Company in terms of Section 90 of the
       Act, Article 56A of the Company's Articles
       of Association and the listings requirements;
       such general authority will provide the Board
       with the flexibility to distribute any surplus
       capital of the Company to its shareholders,
       provided that: any general payment by the Company
       shall not exceed 20% of the Company's issued
       share capital and reserves, excluding minority
       interests and any revaluation of assets and
       intangible assets that are not supported by
       an independent professional acceptable to the
       JSE Limited, any general payment is made pro
       rata to all shareholders; [Authority expires
       at the earlier of the conclusion of the next
       AGM of the Company or 15 months from the passing
       of this ordinary resolution]

13O.7  Authorize the Directors of the Company, in terms          Mgmt          For                            For
       of Article 26.2 of the Articles of Association
       of the Company to create and issue convertible
       debentures, debenture stock, bonds or other
       convertible instruments in respect of 120,000,000
       ordinary shares of 0.5 cents each in the capital
       of the Company, subject to a conversion premium
       of not less than 20% above the volume-weighted
       traded price of the shares in the Company for
       the 3 trading days prior to pricing and to
       such conversion and other terms and conditions
       as they may determine in their sole and absolute
       discretion, but subject at all times to the
       listings requirements

       Transact such other business                              Non-Voting    No vote

       Any Director or Secretary of the Company, for             Non-Voting    No vote
       the time being, be and is here by authorized
       to take all such steps and sign all such documents
       and to do all such acts, matters and things
       for and on behalf of the Company as may be
       necessary to give effect to the special and
       ordinary resolutions passed at the AGM




--------------------------------------------------------------------------------------------------------------------------
 STERLITE INDS INDIA LTD                                                                     Agenda Number:  701675019
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8169X209
    Meeting Type:  AGM
    Meeting Date:  22-Aug-2008
          Ticker:
            ISIN:  INE268A01031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2008 and the profit and loss account of
       the Company for the YE on that date and the
       report of the Directors and the Auditors thereon

2.     Declare a dividend on the equity shares for               Mgmt          For                            For
       the FY 2007-2008

3.     Re-appoint Mr. Anil Agarwal as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. Dwarkaprasad Agarwal as a Director,        Mgmt          For                            For
       who retires by rotation

5.     Re-appoint, pursuant to the provisions of Section         Mgmt          For                            For
       224 and all other applicable provision, if
       any, of the Companies Act, 1956, M/s. Chaturvedi
       & Shah, Chartered Accountants and M/s. Deloitte,
       Haskin & Sells, Chartered Accountants, as the
       Auditors of the Company, to hold office from
       the conclusion of this meeting until the conclusion
       of the next AGM of the Company and authorize
       the Board of Directors to fix their remuneration

6.     Appoint Mr. Kuldip Kumar Kaura as a Director              Mgmt          For                            For
       of the Company, who is not liable to retire
       by rotation

7.     Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Sections 198, 269, 309, 310 and other applicable
       provisions, if any, of the Companies Act, 1956
       read with Schedule XIII thereof [including
       any statutory modifications and re-enactment
       thereof, for the time being in force], the
       approval of the Company, Mr. Kuldip Kumar Kaura
       as the Managing Director & Chief Executive
       Officer of the Company from 01 APR 2008 to
       30 SEP 2008, upon the existing terms and conditions
       including the remuneration as specified and
       authorize the Board of Directors to vary or
       increase the remuneration and perquisites payable
       or to be provided to Mr. Kuldip Kumar Kaura,
       including any monetary value thereof to the
       extent the Board of Directors may consider
       appropriate and to alter and vary the terms
       and conditions of the agreement entered into
       by the Company with Mr. Kaura, as may be agreed
       between the Board of Directors and Mr. Kuldip
       Kumar Kaura, and in the event of absence or
       inadequacy of profits in any FY, the Company
       shall remunerate Mr. Kuldip Kumar Kaura, minimum
       remuneration which will be by way of salary,
       perquisites or any other allowance as mentioned
       in the Agreement and in accordance with the
       applicable provisions of the Companies Act,
       1956; and authorize the Board of Directors
       of the Company to do all such acts, deeds and
       matters and things as in its absolute discretion
       it may consider necessary, expedient or desirable
       to give effect to this resolution and also
       to revise the remuneration of the Managing
       Director within the limits stipulated in the
       Companies Act 1956

8.     Appoint Mr. Navin Agarwal as the Director of              Mgmt          For                            For
       the Company, who is not liable to retire by
       rotation

9.     Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Sections 198, 269, 309, 310 and other applicable
       provisions, if any, of the Companies Act, 1956
       and Schedule XIII thereof [including any statutory
       modifications and re-enactment thereof, for
       the time being in force], the approval of the
       Company, Mr. Navin Agarwal as Whole-time Director,
       designated as Executive Vice-Chairman of the
       Company for a further period of 5 years with
       effect from 01 AUG 2008 to 31 JUL 2013, upon
       the terms and conditions including the remuneration
       with effect from 01 APR 2008 as specified to
       be entered into between the Company and Mr.
       Navin Agarwal and Explanatory Statement annexed
       hereto with authority to the Board of Directors
       to vary or increase the remuneration and perquisites
       payable or to be provided to Mr. Navin Agarwal,
       including any monetary value thereof to the
       extent the Board of Directors may consider
       appropriate and to alter and vary the terms
       and conditions of the agreement entered into
       by the Company with Mr. Navin Agarwal, as may
       be agreed between the Board of Directors and
       Mr. Navin Agarwal, in the event of absence
       or inadequacy of profits in any FY the Company
       shall remunerate Mr. Navin Agarwal, minimum
       remuneration which will be by way of salary,
       perquisities or any other allowance as mentioned
       in the Agreement and in accordance with the
       applicable provisions of the Companies Act,
       1956




--------------------------------------------------------------------------------------------------------------------------
 STRAUSS GROUP LTD                                                                           Agenda Number:  701772231
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8553H110
    Meeting Type:  AGM
    Meeting Date:  04-Dec-2008
          Ticker:
            ISIN:  IL0007460160
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the financial statements and the Directors        Mgmt          For                            For
       report for the year 2007

2.     Re-appoint the Accountant-Auditors and authorize          Mgmt          For                            For
       the Board to fix their remuneration

3.     Re-appoint the Officiating Directors Ms. Ophra            Mgmt          For                            For
       Strauss, Mr. Ran Medin and Dr. Arieh Ovadia
       and approve their remuneration and terms of
       office including continuation of the Directors'
       indemnity undertaking will remain in force




--------------------------------------------------------------------------------------------------------------------------
 STX PAN OCEAN CO LTD, SEOUL                                                                 Agenda Number:  701679764
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y81718101
    Meeting Type:  EGM
    Meeting Date:  31-Oct-2008
          Ticker:
            ISIN:  KR7028670008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Amend the Articles of Incorporation as specified          Mgmt          For                            For

2.     Approve the reverse stock split                           Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TEXT OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 STX PAN OCEAN CO LTD, SEOUL                                                                 Agenda Number:  701826349
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y81718101
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  KR7028670008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of retained
       earnings for FYE 2008 and expected cash dividend:
       KRW 365 per share

2.     Elect Mr. Sung Yub Choo as a Director; re-appoint         Mgmt          For                            For
       Messrs. Gun Suk Han, Duk Keun Cha, Dong Moo
       Choi, Seng Chee Wong as Independent Directors

3.     Re-appoint Messrs. Gun Suk Han, Duk Keun Cha,             Mgmt          For                            For
       Dong Moo Choi, Seng Chee Wong as the Members
       of the Audit Committee

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

5.     Appoint Messrs. Samjong KPMG as an Auditor of             Mgmt          For                            For
       the Company

6.     Amend the renewal to general mandate for business         Mgmt          For                            For
       with special related person

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF NAMES IN RESOLUTIONS 2, 3 AND 5. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 STX PAN OCEAN CO LTD, SEOUL                                                                 Agenda Number:  701924816
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y81718101
    Meeting Type:  EGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  KR7028670008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR KOREAN MEETING. THANK YOU.

1.     Approve the delegation on issuance authority              Mgmt          For                            For
       of stocks and any stock related Securities




--------------------------------------------------------------------------------------------------------------------------
 SUEZ CEM CO S A E                                                                           Agenda Number:  701878007
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8701Q103
    Meeting Type:  OGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  EGS3C181C012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Receive the Board of Directors report of the              Mgmt          No Action
       Companies activities for the FYE 31 DEC 2008

2.     Receive the Auditors reports for the FYE 31               Mgmt          No Action
       DEC 2008

3.     Approve the financial statements for the YE               Mgmt          No Action
       31 DEC 2008

4.     Approve the profit distribution for the year              Mgmt          No Action
       2008

5.     Approve the changes done upon the Board of Directors      Mgmt          No Action

6.     Approve to release the Board of Directors responsibility  Mgmt          No Action
       upon YE 31 DEC 2008

7.     Approve to determine of allowances and transportation     Mgmt          No Action
       expenses for the Board of Directors for the
       year 2009

8.     Re-appoint the Auditors or more for the Company           Mgmt          No Action
       for the year 2009 and approve to determine
       their fees

9.     Approve the delegation of Board of Directors              Mgmt          No Action
       to give donations during the year 2009 with
       limits according to Law no. 159 for the year
       1981

10.    Approve the compensation contracts which was              Mgmt          No Action
       made between the Company and other Companies
       and delegating Board of Directors to make compensation
       during the year 2009




--------------------------------------------------------------------------------------------------------------------------
 SUN INTERNATIONAL LTD                                                                       Agenda Number:  701760402
--------------------------------------------------------------------------------------------------------------------------
        Security:  S8250P120
    Meeting Type:  AGM
    Meeting Date:  25-Nov-2008
          Ticker:
            ISIN:  ZAE000097580
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the annual financial statements         Mgmt          For                            For
       for the YE 30 JUN 2008

2.1    Re-elect Mr. R. P. Becker as a Director, who              Mgmt          For                            For
       retires in accordance with Company's Articles
       of Association

2.2    Re-elect Mr. P. L. Campher as a Director, who             Mgmt          For                            For
       retires in accordance with Company's Articles
       of Association

2.3    Re-elect Mr. M. P. Egan as a Director, who retires        Mgmt          For                            For
       in accordance with Company's Articles of Association

2.4    Re-elect Mr. I. N. Matthews as a Director, who            Mgmt          For                            For
       retires in accordance with Company's Articles
       of Association

3.     Approve the fees payable to the Non-Executive             Mgmt          For                            For
       Directors for their services as Directors or
       as Members of the Committees in respect of
       the FYE 30 JUN 2009

4.     Re-appoint PricewaterhouseCoopers Inc as the              Mgmt          For                            For
       Independent registered Auditor of the Company
       until the conclusion of the next AGM in accordance
       with the Audit Committee's nomination, it being
       noted that Mr. DB von Hoesslin is the individual
       registered Auditor and Member of the aforegoing
       firm who undertakes the audit

5.     Approve and adopt the Sun International Limited           Mgmt          For                            For
       Restricted Share Plan 2008, in accordance with
       the salient features appearing on the annexure
       to this notice of AGM, the details of which
       are incorporated in separate plan rules which
       have been initialed by the Chairman of the
       AGM for the purpose of identification and have
       been approved by the JSE Limited

6.     Amend the Sun International Limited Conditional           Mgmt          For                            For
       Share Plan 2005 in accordance with the first
       addendum to the Sun International Limited Conditional
       Share Plan 2005 the contents of which appear
       in the annexure to this notice of AGM and which
       has been approved by the JSE Limited; the Sun
       International Limited Deferred Bonus Plan 2005
       in accordance with the first addendum to the
       Sun International Limited Deferred Bonus Plan
       2005 the contents of which appear in the annexure
       to this notice of AGM and which has been approved
       by the JSE Limited; the Sun International Limited
       Equity Growth Plan 2005 in accordance with
       the first addendum to the Sun International
       Limited Equity Growth Plan 2005, the contents
       of which appear in the annexure to this notice
       of AGM and which has been approved by the JSE
       Limited

7.     Authorize the Directors of the Company to do              Mgmt          For                            For
       all such things as may be necessary for and
       incidental to the implementation of ordinary
       Resolutions Numbers 5 and 6 including, but
       not limited to, the signature of the new plan
       rules and the Addenda to the various share
       plans as well as all related or ancillary documents

8.     Approve, subject to the passing of ordinary               Mgmt          For                            For
       Resolution Number 5, the ordinary resolution
       passed on 29 NOV 2005, to place 10,780,000
       ordinary share with a par value of 8 cents
       each in the authorized but unissued share capital
       of the Company under the control of the Directors
       as a specific authority in terms of Section
       221(2) of the Companies Act 1973 [the Act]
       with the power to allot and issue these shares
       in accordance with and for the purposes of
       the Sun International Limited Equity Growth
       Plan 2005, the Sun International Limited Conditional
       Share Plan 2005 and the Sun International Limited
       Deferred Bonus Plan 2005 and amend to extend
       the specific authority in terms of Section
       221(2) of the Act granted to the Directors
       in that ordinary resolution to include the
       power to allot and issue 10,780,000 ordinary
       shares not merely in accordance with and for
       the purposes of the Sun International Limited
       Equity Growth Plan 2005, the Sun International
       Limited Conditional Share Plan 2005 and the
       Sun International Limited Deferred Bonus Plan
       2005, but also in accordance with and for purposes
       of the new Sun International Limited Restricted
       Share Plan 2008, subject to the provisions
       of the Act and the JSE Limited Listings Requirements

S.9    Authorize the Directors to approve and implement          Mgmt          For                            For
       the acquisition by the Company [or by a subsidiary
       of the Company up to a maximum of 10% of the
       number of issued ordinary shares of the Company],
       in terms of the Companies Act 1973, and the
       rules and requirements of the JSE Limited [JSE]
       which provide, inter alia, that the Company
       may only make a general repurchase of its ordinary
       shares subject to the repurchase being implemented
       through the order book operated by the JSE
       trading system, without prior under standing
       or arrangement between the Company and the
       counterparty; the Company being authorized
       thereto by its Articles of Association; repurchases
       not being made at a price greater than 10%
       above the weighted average of the market value
       of the ordinary shares for the 5 business days
       immediately preceding the date on which the
       transaction was effected; an announcement being
       published as soon as the company has repurchased
       ordinary shares constituting, on a cumulative
       basis, 3% of the initial number of ordinary
       shares, and for each 3% in aggregate of the
       initial number of ordinary shares repurchased
       thereafter, containing full details of such
       repurchases; repurchases not exceeding 20%
       in aggregate of the Company's issued ordinary
       share capital in any 1 FY the Company's sponsor
       confirming the adequacy of the Company's working
       capital for purposes of undertaking the repurchase
       of ordinary shares in writing to the JSE upon
       entering the market to proceed with the repurchase;
       the Company remaining in compliance with Paragraphs
       3.37 to 3.41 of the JSE Listings Requirements
       concerning shareholder spread after such repurchase;
       the Company and/or its subsidiaries not repurchasing
       securities during a prohibited period as defined
       in paragraph 3.67 of the JSE Listings Requirements,
       unless it has in place a repurchase program
       where the dates and quantities of securities
       to be traded during the relevant period are
       fixed and full details of the program have
       been disclosed in an announcement published
       on SENS prior to the commencement of the prohibited
       period; and the Company only appointing 1 agent
       to effect any repurchases on its behalf [Authority
       expires the earlier of the conclusion of the
       Company's next AGM or 15 months]




--------------------------------------------------------------------------------------------------------------------------
 SUN PHARMA ADVANCED RESEARCH COMPANY LTD                                                    Agenda Number:  701668367
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8240G100
    Meeting Type:  AGM
    Meeting Date:  06-Sep-2008
          Ticker:
            ISIN:  INE232I01014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the balance sheet as at 31 MAR 2008, the            Mgmt          For                            For
       profit and loss account for the YE on that
       date and the reports of the Board of Directors
       and the Auditors thereon

2.     Re-appoint Dr. T. Rajamannar as a Director,               Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Mr. S. Mohanchand Dadha as a Director,         Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Messrs. Deloitte Haskins & Sells,              Mgmt          For                            For
       Chartered Accountants, Mumbai as the Auditors
       of the Company and authorize the Board of Directors
       to fix their remuneration

S.5    Grant authority, in conformity with the provisions        Mgmt          For                            For
       of Article 151 of the Articles of Association
       of the Company and pursuant to the provisions
       of Section 309(4) of the Companies Act 1956
       and other applicable as may be necessary, for
       the payment of commission to the Non-Executive
       and Independent Directors of the Company [other
       than the Managing Director and/or whole time
       Directors and Non-Independent Directors] to
       be determined by the Board of Directors for
       each Non-Executive and Independent Director
       for each FY over a period 5 years commencing
       from the FY ending on 31 MAR 2009 up to and
       including FY of the Company ending as on 31
       MAR 2013 to be calculated in accordance with
       the provisions of Sections 198, 349 and 350
       and other provisions, if any, of the Companies
       Act, 1956 and distributed between such Directors
       in such a manner as the Board of Directors
       may from time to time determine within the
       maximum limit of 1% of net profits of the Company,
       in addition to the sitting fees being paid
       by the Company for attending the Board/Committee
       meetings of the Company




--------------------------------------------------------------------------------------------------------------------------
 SUN PHARMACEUTICAL INDUSTRIES LTD                                                           Agenda Number:  701672051
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8523Y141
    Meeting Type:  AGM
    Meeting Date:  06-Sep-2008
          Ticker:
            ISIN:  INE044A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2008, the profit & loss account for the
       YE on that date and the reports of the Board
       of Directors and the Auditors thereon

2.     Approve the payment of interim dividend on preference     Mgmt          For                            For
       shares as final dividend and declare dividend
       on equity shares

3.     Re-appoint Shri. S. Mohanchand Dadha as a Director,       Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri. Sailesh T. Desai as a Director,          Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Messrs. Deloitte Haskins & Sells,              Mgmt          For                            For
       Chartered Accountants, Mumbai as the Auditors
       of the Company and authorize the Board of Directors
       to fix their remuneration

6.     Approve to reclassify the authorized share capital        Mgmt          For                            For
       of the Company from INR 1500,000,000 consisting
       of equity share capital of INR 1475,000,000
       divided into 295,000,000 equity shares of INR
       5 each and preference share capital of INR
       25,000,000 divided into 25,000,000 preference
       shares of INR 1 each to INR 1500,000,000 divided
       into 300,000,000 equity shares of INR 5 each
       and consequently amend Clause V of the Memorandum
       of Association of the Company relating to share
       capital as specified

S.7    Amend, in pursuance to the provisions of Section          Mgmt          For                            For
       31 and all other applicable provisions, if
       any, of the Companies Act, 1956, the Clause
       4 of the Articles of Association of the Company
       as specified

S.8    Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Sections 198, 269, 309, 310, 311, 314 and
       other applicable provisions, if any, of the
       Companies Act, 1956 read with Schedule XIII
       to the Companies Act, 1956 and subject to such
       Sanction[s] as may be necessary in law, Shri
       Sudhir V. Valia, as the Whole-Time Director
       of the Company for a further period of 5 years
       effective from 01 APR 2009 to 31 MAR 2014,
       on the terms and conditions [including the
       remuneration to be paid to him in the event
       of loss or inadequacy of profits in any FY
       during the aforesaid period] as specified is
       hereby specifically sanctioned which shall
       be deemed to form part hereof, with liberty
       to the Board of Directors to alter, vary and
       modify the terms and conditions of the said
       appointment and/or agreement, in such manner
       as may be agreed to between the Board of Directors
       and Shri Sudhir V. Valia within and in accordance
       with the limits prescribed in Schedule XIII
       of the Companies Act, 1956 or any amendment
       thereto and if necessary, as may be agreed
       to between the Central Government and the Board
       of Directors and acceptable to Shri Sudhir
       V. Valia; authorize the Board of Directors,
       in the event of any statutory amendments, modifications
       or relaxation by the Central Government to
       Schedule XIII to the Companies Act, 1956, to
       vary or increase the remuneration [including
       the minimum remuneration], that is, the salary,
       commission, perquisites, allowances, etc within
       such prescribed limit or ceiling and the aforesaid
       draft agreement between the Company and Shri
       Sudhir V. Valia be suitably amended to give
       effect to such modification, relaxation or
       variation, subject to such approvals as may
       be required by law; and authorize the Board
       of Directors of the Company to take such steps
       expedient or desirable to give effect to this
       resolution

S.9    Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Sections 198, 269, 309, 310, 311 and other
       applicable provisions, if any, of the Companies
       Act, 1956 read with Schedule XIII to the Companies
       Act, 1956 and subject to such Sanction[s] as
       may be necessary in law, Shri Sailesh T. Desai,
       as the Whole-Time Director of the Company for
       a further period of 5 years effective from
       01 APR 2009 to 31 MAR 2014, on the terms and
       conditions [including the remuneration to be
       paid to him in the event of loss or inadequacy
       of profits in any FY during the aforesaid period]
       as specified is hereby specifically sanctioned
       with liberty to the Board of Directors to alter,
       vary and modify the terms and conditions of
       the said appointment and/or agreement, in such
       manner as may be agreed to between the Board
       of Directors and Shri Sailesh T. Desai within
       and in accordance with the limits prescribed
       in Schedule XIII of the Companies Act, 1956
       or any amendment thereto and if necessary,
       as may be agreed to between the Central Government
       and the Board of Directors and acceptable to
       Shri Sailesh T. Desai; authorize the Board
       of Directors, in the event of any statutory
       amendments, modifications or relaxation by
       the Central Government to Schedule XIII to
       the Companies Act, 1956, to vary or increase
       the remuneration [including the minimum remuneration],
       that is, the salary, commission, perquisites,
       allowances, etc within such prescribed limit
       or ceiling and the aforesaid draft agreement
       between the Company and Shri Sailesh T. Desai
       be suitably amended to give effect to such
       modification, relaxation or variation, subject
       to such approvals as may be required by law;
       and authorize the Board of Directors of the
       Company to take such steps expedient or desirable
       to give effect to this resolution

S.10   Authorize, pursuant to Section 314 and other              Mgmt          For                            For
       applicable provisions, if any, of the Companies
       Act, 1956 including statutory modification
       or re-enactment thereof for the time being
       in force and as may be enacted from time to
       time and subject to such approvals, permissions
       and sanctions, if required and as may be necessary,
       the consent of the Company, Shri Aalok D. Shanghvi,
       who is a relative of a Director to hold an
       office or place of profit under the Company
       as a Product Executive or with such designation
       as the Board of Directors of the Company may,
       from time to time, decide upon a monthly basic
       salary and other allowances, benefits, amenities
       and facilities with effect from 01 FEB 2008
       upto the monthly remuneration of INR 50,000
       or such other permissible total monthly remuneration
       that may be prescribed in this behalf from
       time to time under Section 314 of the Companies
       Act, 1956 and authorize, pursuant to Section
       314 and other applicable provisions, if any,
       of the Companies Act, 1956 including statutory
       modification or re-enactment thereof for the
       time being in force and as may be enacted from
       time to time, the Directors' Relatives [Office
       or Place of Profit] Rules, 2003 and as recommended/approved by the Selection Committee at its Meeting held
       on 30 MAY 2008 and subject to such approvals
       including the approval of the Central Government,
       as may be required, the consent of the Company,
       Shri. Aalok D. Shanghvi, who is a relative
       of a Director to hold an office or place of
       profit under the Company as a Product Executive
       or with such designation as the Board of Directors
       of the Company may, from time to time, decide,
       for his appointment and revision of his remuneration
       for a period of five years from 01 APR 2009,
       upto a maximum remuneration [excluding reimbursement
       of expenses, if any] of INR 20,00,000 per annum
       as specified which shall be deemed to form
       part hereof with liberty and authorize the
       Board of Directors to alter and vary the terms
       and conditions of the said appointment and
       remuneration from time to time and to promote
       him to higher cadres and/or to sanction him
       increments and/or accelerated increments within
       the said cadre or higher cadre as and when
       the Board of Directors deem fit, subject, however,
       to the rules and regulations of the Company,
       in force, from time to time, including with
       the approval of the Central Government, as
       may be required, pursuant to the provisions
       of Section 314(1B) and other applicable -provisions
       of the Companies Act, 1956 and to take, perform
       and execute such further steps, acts, deeds
       and matters, as may be necessary, proper or
       expedient to give effect to this resolution
       and to agree to such modification and/or variation
       as may be suggested by the Central Government
       while granting its approval




--------------------------------------------------------------------------------------------------------------------------
 SUPER GROUP LTD                                                                             Agenda Number:  701680642
--------------------------------------------------------------------------------------------------------------------------
        Security:  S09130105
    Meeting Type:  OGM
    Meeting Date:  25-Aug-2008
          Ticker:
            ISIN:  ZAE000011334
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to place the number of shares in the              Mgmt          For                            For
       authorized but unissued share capital of the
       Company as equals 50% of the number of ordinary
       shares in issue in the capital of the Company,
       at the close of trade on 11 Sep 2008, under
       the control of the Directors of the Company
       to allot and issue, subject to the Companies
       Act, 61 of 1973, as amended [the Companies
       Act], the Company's Memorandum and the Articles
       of Association and the JSE Limited Listings
       Requirements to such person/s and upon such
       terms and conditions as they may determine
       for the specific purpose of a rights offer
       to be undertaken by the Company; provided that:
       authorize the Directors to issue more shares
       than such number of shares are required to
       fulfil the subscriptions in terms of the Rights
       Offer; [Authority expires the earlier of the
       conclusion of the Rights Offer or the abandonment
       thereof




--------------------------------------------------------------------------------------------------------------------------
 SUPER GROUP LTD                                                                             Agenda Number:  701794162
--------------------------------------------------------------------------------------------------------------------------
        Security:  S09130105
    Meeting Type:  AGM
    Meeting Date:  28-Jan-2009
          Ticker:
            ISIN:  ZAE000011334
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the 2008 annual financial               Mgmt          For                            For
       statements for the Company and Group

2.     Re-elect Mr. D. Dharmalingham as a Director               Mgmt          For                            For

3.     Re-elect Mr. B. Tshili as a Director                      Mgmt          For                            For

4.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors for the past year and ensuing
       year

5.     Re-appoint KPMG Inc as the Auditors                       Mgmt          For                            For

6.     Approve the remuneration of the Non Executive             Mgmt          For                            For
       Directors for the YE 30 JUN 2008

S.1    Authorize the Company to repurchase its own               Mgmt          For                            For
       shares

7.     Transact such other business as may be transacted         Non-Voting    No vote
       at an AGM

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TYPE OF RESOLUTION. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SURAMERICANA DE INVERSIONES S A                                                             Agenda Number:  701854502
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8804Q106
    Meeting Type:  OGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  COM13AO00043
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the quorum verification                           Mgmt          For                            For

2.     Appoint a commission to approve the minutes               Mgmt          For                            For

3.     Approve the report from the Board of Directors            Mgmt          For                            For
       and General Manager

4.     Approve to read the balance and the second part           Mgmt          For                            For
       of the report from the Board of Directors and
       the General Manager




--------------------------------------------------------------------------------------------------------------------------
 SURGUTNEFTEGAZ JSC                                                                          Agenda Number:  702020924
--------------------------------------------------------------------------------------------------------------------------
        Security:  868861204
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2009
          Ticker:
            ISIN:  US8688612048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the OJSC Surgutneftegas annual report             Mgmt          For                            For
       for 2008

2.     Approve the OJSC Surgutneftegas annual accounting         Mgmt          For                            For
       statements, including profit and loss statements
       for 2008

3.     Approve the distribution of profit [loss] of              Mgmt          For                            For
       the OJSC Surgutneftegas for 2008, declare a
       dividend payment for 2008: for a preferred
       share of OJSC Surgutneftegas 1.326 rubles,
       for an ordinary share of OJSC Surgutneftegas
       0.6 rubles; dividend payment shall be carried
       out in accordance with the procedure recommended
       by the Board of Directors, the date when dividend
       payment is commenced is 01 JUL 2009, the date
       when dividend payment is terminated is 26 AUG
       2009

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE NOTE THAT ONLY A VOTE
       "FOR" THE DIRECTOR WILL BE CUMULATED. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

4.1    Elect Ananiev Sergei Alekseevich as a Board               Mgmt          For                            For
       of Director

4.2    Elect Bogdanov Vladimir Leonidovich as a Board            Mgmt          For                            For
       of Director

4.3    Elect Bulanov Alexander Nikolaevich as a Board            Mgmt          For                            For
       of Director

4.4    Elect Gorbunov Igor Nikolaevich as a Board of             Mgmt          For                            For
       Director

4.5    Elect Druchinin Vladislav Egorovich as a Board            Mgmt          For                            For
       of Director

4.6    Elect Egorov Oleg Yurievich as a Board of Director        Mgmt          For                            For

4.7    Elect Erokhin Vladimir Petrovich as a Board               Mgmt          For                            For
       of Director

4.8    Elect Matveev Nikolai Ivanovich as a Board of             Mgmt          For                            For
       Director

4.9    Elect Medvedev Nikolai Yakovlevich as a Board             Mgmt          For                            For
       of Director

4.10   Elect Rezyapov Alexander Filippovich as a Board           Mgmt          For                            For
       of Director

5.1    Elect Komarova Valentina Panteleevna as a Member          Mgmt          For                            For
       of the Auditing Committee of OJSC Surgutneftegas

5.2    Elect Oleynik Tamara Fedorovna as a Member of             Mgmt          For                            For
       the Auditing Committee of OJSC Surgutneftegas

5.3    Elect Pozdnyakova Vera Aleksandrovna as a Member          Mgmt          For                            For
       of the Auditing Committee of OJSC Surgutneftegas

6.     Approve the Limited Liability Company "Rosekspertiza"     Mgmt          For                            For
       as the Auditor of the OJSC Surgutneftegas

7.     Approve the transactions which may be conducted           Mgmt          For                            For
       in the future between the OJSC "Surgutneftegas"
       and its affiliated parties in the course of
       general business activity of OJSC Surgutneftegas,
       provided that the above-mentioned transactions
       comply with the following requirements: the
       transaction is aimed at performing the types
       of activities stipulated by the Charter of
       OJSC Surgutneftegas and the amount of transaction
       is within the amount of the transaction the
       individual executive body of OJSC Surgutneftegas
       is entitled to perform in compliance with the
       Federal Law "On Joint Stock Companies", this
       resolution remains valid till the OJSC "Surgutneftegas"
       AGM meeting for 2009




--------------------------------------------------------------------------------------------------------------------------
 SUZANO PAPEL E CELULOSE S A                                                                 Agenda Number:  701906197
--------------------------------------------------------------------------------------------------------------------------
        Security:  P06768165
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRSUZBACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELE CTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       N AME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT CO MPANY'S CANDIDATE.
       THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AG AINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve the Board of Directors' report, the               Non-Voting    No vote
       Company's consolidated financial statements
       and of the Finance Committee opinion report
       for the FYE 31 DEC 2008

2.     Destination of the YE results of 2008                     Non-Voting    No vote

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM 3 ONLY. THANK YOU.

3.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       approve to set their remuneration

4.     To set the Directors and Board of Directors               Non-Voting    No vote
       remuneration




--------------------------------------------------------------------------------------------------------------------------
 SUZLON ENERGY LTD                                                                           Agenda Number:  701664371
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8315Y119
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2008
          Ticker:
            ISIN:  INE040H01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the profit & loss account
       for the YE on that date together with the Directors'
       report and the Auditors' report thereon

2.     Declare a final dividend on equity shares for             Mgmt          For                            For
       the year 2007-08

3.     Re-appoint Mr. Pradip Kumar Khaitan as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Ashish Dhawan as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Appoint M/s. SNK & Co., Chartered Accountants,            Mgmt          For                            For
       Pune and M/s. S.R. Batliboi & Co., Chartered
       Accountants, Pune as the Auditors and approve
       to fix their remuneration

S.6    Authorize the Board, pursuant to the provisions           Mgmt          For                            For
       of Section 81(1A) and other applicable provisions,
       if any, of the Companies Act, 1956 [including
       any amendments thereto or re-enactment thereof]
       and subject to such approvals, permissions,
       consents and sanctions as may be necessary
       from the Government of India [GoI], the Reserve
       Bank of India [RBI], the provisions of the
       Foreign Exchange Management Act, 1999 [FEMA],
       the Foreign Exchange Management [Transfer or
       Issue of Security by a Person Resident outside
       India] Regulations, 2000, the Issue of Foreign
       Currency Convertible Bonds and Ordinary Shares
       [through Depository Receipt Mechanism] Scheme,
       1993, and subject to the approval, consent,
       permission and/or sanction of the Ministry
       of Finance [Department of Economic Affairs]
       and Ministry of Industry [Foreign Investment
       Promotion Board/Secretariat for Industrial
       Assistance] and all other Ministries/Departments
       of the Government of India, Securities and
       Exchange Board of India [SEBI] and/or any other
       competent authorities and the enabling provisions
       of the Memorandum and the Articles of Association
       of the Company, the Listing Agreements entered
       into by the Company with the Stock Exchanges
       where the Company's shares are listed and in
       accordance with the regulations and guidelines
       issued by the GoI, RBI, SEBI and any competent
       authorities and clarifications issued thereon
       from time-to-time and subject to all other
       necessary approvals, permissions, consents
       and sanctions of concerned statutory and other
       authorities and subject to such conditions
       and modifications as may be prescribed by any
       of them while granting such approvals, permissions,
       consents and sanctions and which may be agreed
       to by the Board of Directors of the Company
       [hereinafter referred to as the Board, which
       term shall include any Committee thereof] to
       create, offer, issue and allot in one or more
       trenches, whether rupee denominated or denominated
       in foreign currency, in the course of international
       and / or domestic offering(s) in one or more
       foreign markets, for a value of up to INR 5,000
       crore, representing such number of Global Depository
       Receipts [GDRs], American Depository Receipts
       [ADRs], Foreign Currency Convertible Bonds
       [FCCBs], and / or Equity Shares through Depository
       Receipt Mechanism and/or any Other Financial
       Instruments [OFIs] convertible into or linked
       to Equity Shares or with or without detachable
       warrants with a right exercisable by the warrant
       holders to convert or subscribe to the Equity
       Shares or otherwise, in registered or bearer
       form [hereinafter collectively referred to
       as Securities] or any combination of Securities
       to any person including foreign / resident
       investors [whether institutions, incorporated
       bodies, mutual funds and/or individuals or
       otherwise], Foreign Institutional Investors,
       Promoters, Indian and/or Multilateral Financial
       Institutions, Mutual Funds, Non-Resident Indians,
       Employees of the Company and/or any other categories
       of investors, whether they be holders of shares
       of the Company or not [collectively called
       the Investors] through public issue(s) of prospectus,
       private placement(s) or a combination thereof
       at such time or times, at such price or prices,
       at a discount or premium to the market price
       or prices in such manner and on such terms
       and conditions including security, rate of
       interest, etc, as may be decided by and deemed
       appropriate by the Board in its absolute discretion
       including the discretion to determine the categories
       of Investors to whom the offer, issue and allotment
       shall be made to the exclusion of all other
       categories of Investors at the time of such
       issue and allotment considering the prevailing
       market conditions and other relevant factors
       wherever necessary in consultation with the
       Lead Managers, as the Board in its absolute
       discretion may deem fit and appropriate; approve,
       pursuant to the provisions of Section 81(1A)
       and other applicable provisions if any, of
       the Companies Act, 1956 [including any amendments
       thereto or re-enactment thereof], the provisions
       of Chapter XIIIA of the SEBI [Disclosure and
       Investor Protection] Guidelines, 2000 [SEBI
       DIP Guidelines] and the provisions of the Foreign
       Exchange Management Act, 2000 [FEMA], Foreign
       Exchange Management [Transfer or Issue of Security
       by a Person Resident Outside India] Regulations,
       2000, the Board of Directors may at their absolute
       discretion, issue, offer and allot equity shares
       or securities convertible into equity shares
       for a value up to the amount of INR 5,000 crore
       inclusive of such premium, as specified above,
       to Qualified Institutional Buyers [as defined
       by the SEBI DIP Guidelines] pursuant to a qualified
       institutional placement, as provided under
       Chapter XIIIA of the SEBI DIP Guidelines; without
       prejudice to the generality of the above, the
       aforesaid Securities may have such features
       and attributes or any terms or combination
       of terms in accordance with international practices
       to provide for the tradability and free transferability
       thereof as per the prevailing practices and
       regulations in the capital markets including
       but not limited to the terms and conditions
       in relation to payment of interest, additional
       interest, premium on redemption, prepayment
       and any other debt service payments whatsoever
       including terms for issue of additional Equity
       Shares or variation of the conversion price
       of the Securities during the duration of the
       Securities and authorize the Board in its absolute
       discretion in such manner as it may deem fit,
       to dispose off such of the Securities that
       are not subscribed: a) the Securities to be
       so created, offered, issued and allotted shall
       be subject to the provisions of the Memorandum
       and Articles of Association of the Company;
       and b) the underlying Equity Shares shall rank
       pari passu with the existing Equity Shares
       of the Company; the issue of Equity Shares
       underlying the Securities to the holders of
       the Securities shall, inter alia, be subject
       to the terms and conditions: a) in the event
       of the Company making a bonus issue by way
       of capitalization of its profits or reserves
       prior to the allotment of the Equity Shares,
       the number of shares to be allotted shall stand
       augmented in the same proportion in which the
       equity share capital increases as a consequence
       of such bonus issue and the premium, if any,
       shall stand reduced pro tanto; b) in the event
       of the Company making a rights offer by issue
       of Equity Shares prior to the allotment of
       the Equity Shares, the entitlement to the Equity
       Shares shall stand increased in the same proportion
       as that of the rights offer and such additional
       Equity Shares shall be offered to the holders
       of the Securities at the same price at which
       the same are offered to the existing shareholders,
       and c) in the event of any merger, amalgamation,
       takeover or any other re-organization, the
       number of shares, the price and the time period
       as aforesaid shall be suitably adjusted; and
       authorize the Board to appoint Lead Managers,
       Underwriters, Guarantors, Depositories, Custodians,
       Registrars, Trustees, Bankers, Lawyers, Advisors
       and all such Agencies as may be involved or
       concerned in such offerings of Securities and
       to remunerate them by way of commission, brokerage,
       fees or the like and also to enter into and
       execute all such arrangements, agreements,
       memorandum, documents, etc, with such agencies
       and also to seek the listing of such Securities
       on one or more National and International Stock
       Exchange(s)

       Contd.... authorize the Board to issue and allot          Non-Voting    No vote
       such number of Equity Shares as may be required
       to be issued and allotted upon conversion of
       any Securities or as may be necessary in accordance
       with the terms of the offering, all such Equity
       Shares ranking pari passu with the existing
       Equity Shares of the Company in all respects,
       except the right as to dividend which shall
       be as provided under the terms of the issue
       and in the offering documents, for the purpose
       of giving effect to the above, to determine
       the form, terms and timing of the Issue(s),
       including the class of investors to whom the
       Securities are to be allotted, number of Securities
       to be allotted in each trance, issue price,
       face value, premium amount on issue / conversion
       of Securities / exercise of warrants / redemption
       of Securities, rate of interest, redemption
       period, listings on 1 or more stock exchanges
       in India and / or abroad as the Board in its
       absolute discretion deems fit and to make and
       accept any modifications in the proposal as
       may be required by the authorities involved
       in such issues in India and/or abroad, to do
       all acts, deeds, matters and things and to
       settle any questions or difficulties that may
       arise in regard to the Issue(s); and the subdelegated
       to the Securities Issue Committee of the Board
       and that the Securities Issue Committee to
       sign and execute such letters, deeds, documents,
       writings, etc and to do all such acts, deeds,
       matters and things as might be required in
       connection with the issue of the Securities
       which in the opinion of the said Securities
       Issue Committee ought to have been done, executed
       and performed in relation to issue of the Securities
       as aforesaid and the matters incidental and
       ancillary thereto as duly and effectually as
       the Board could have done without further reference
       to the Board




--------------------------------------------------------------------------------------------------------------------------
 SYGNITY S.A., WARSZAWA                                                                      Agenda Number:  701795330
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1548N100
    Meeting Type:  EGM
    Meeting Date:  29-Jan-2009
          Ticker:
            ISIN:  PLCMPLD00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Appoint the Scrutiny Commission                           Mgmt          No Action

3.     Approve the statement of the meeting's legal              Mgmt          No Action
       validity

4.     Approve the agenda                                        Mgmt          No Action

5.     Adopt the merger between Aram SP. Z O.O. and              Mgmt          No Action
       support SP. Z O.O

6.     Closure of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 SYNDICATE BANK LTD                                                                          Agenda Number:  702025392
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8345G112
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  INE667A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 579855 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve and adopt, the balance sheet of the               Mgmt          For                            For
       Bank as at 31 MAR 2009, and the profit & loss
       account of the Bank for the YE on that date,
       the report of the Board of Directors on the
       working and activities of the Bank for the
       period covered by the accounts and the Auditor
       report on the balance sheet and accounts

2.     Declare a dividend for the FY 2008-2009                   Mgmt          For                            For

S.3    Approve, subject to the provisions of the Companies       Mgmt          For                            For
       Act, 1956, including any statutory modifications
       or re-enactment thereof, the securities contract
       [regulation] Act, 1956 and the rules framed
       thereunder and other applicable laws, rules
       and regulations and guidelines and subject
       to such other approvals, permissions, sanctions
       as may be necessary and subject to such conditions
       as may be prescribed by any authority while
       granting such approvals, permissions, sanctions
       which may be agreed upon by the Board of Directors
       [hereinafter referred to as the Board which
       expression shall be deemed to include any Committee
       of the Board for the time being, exercising
       the powers conferred by the Board], the consent
       of the members of the Bank be accorded to the
       board to voluntarily delist the equity shares
       of the Bank from Bangalore Stock Exchange where
       the equity shares of the Bank are currently
       listed; and authorize the Board of Directors
       to settle all questions, difficulties or doubts
       as may arise, with regard to voluntary delisting
       of shares as it may in its absolute discretion
       deem fit; and authorize the Board to take all
       necessary steps in this regard in order to
       comply with all the legal and procedural formalities
       and to do all acts, deeds, matters and things
       as it may in its absolute discretion deem necessary
       and appropriate to give effect to the above
       resolution

       PLEASE NOTE THAT ALTHOUGH THERE ARE 6 CANDIDATES          Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE ARE ONLY
       3 VACANCIES AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 3 OF THE 6 DIRECTORS.
       THANK YOU.

4.1    Appoint Sri Anup Prakash Garg as a Director               Mgmt          For                            For
       of the Bank, from amongst shareholders other
       than the Central Government in respect of whom
       valid nominations are received to fill the
       vacancies which will be caused on account of
       retirement of the existing Directors pursuant
       to Section 9(3)(i) of the Act read with Scheme
       and regulations made thereunder to assume office
       from 24 JUN 2009 and shall hold office until
       the completion of a period of 3 years from
       the date of such assumption

4.2    Appoint Sri A. R. Nagappan as a Director of               Mgmt          For                            For
       the Bank, from amongst shareholders other than
       the Central Government in respect of whom valid
       nominations are received to fill the vacancies
       which will be caused on account of retirement
       of the existing Directors pursuant to Section
       9(3)(i) of the Act read with Scheme and regulations
       made thereunder to assume office from 24 JUN
       2009 and shall hold office until the completion
       of a period of 3 years from the date of such
       assumption

4.3    Appoint Sri Bhupinder Singh Suri as a Director            Mgmt          For                            For
       of the Bank, from amongst shareholders other
       than the Central Government in respect of whom
       valid nominations are received to fill the
       vacancies which will be caused on account of
       retirement of the existing Directors pursuant
       to Section 9(3)(i) of the Act read with Scheme
       and regulations made thereunder to assume office
       from 24 JUN 2009 and shall hold office until
       the completion of a period of 3 years from
       the date of such assumption

4.4    Appoint Sri Mocherla Bhaskara Rao as a Director           Mgmt          For                            For
       of the Bank, from amongst shareholders other
       than the Central Government in respect of whom
       valid nominations are received to fill the
       vacancies which will be caused on account of
       retirement of the existing Directors pursuant
       to Section 9(3)(i) of the Act read with Scheme
       and regulations made thereunder to assume office
       from 24 JUN 2009 and shall hold office until
       the completion of a period of 3 years from
       the date of such assumption

4.5    Appoint Dr. Subhash Chand Bapna as a Director             Mgmt          For                            For
       of the Bank, from amongst shareholders other
       than the Central Government in respect of whom
       valid nominations are received to fill the
       vacancies which will be caused on account of
       retirement of the existing Directors pursuant
       to Section 9(3)(i) of the Act read with Scheme
       and regulations made thereunder to assume office
       from 24 JUN 2009 and shall hold office until
       the completion of a period of 3 years from
       the date of such assumption

4.6    Appoint Sri Y. M. Pai as a Director of the Bank,          Mgmt          For                            For
       from amongst shareholders other than the Central
       Government in respect of whom valid nominations
       are received to fill the vacancies which will
       be caused on account of retirement of the existing
       Directors pursuant to Section 9(3)(i) of the
       Act read with Scheme and regulations made thereunder
       to assume office from 24 JUN 2009 and shall
       hold office until the completion of a period
       of 3 years from the date of such assumption




--------------------------------------------------------------------------------------------------------------------------
 SYNNEX TECHNOLOGY INTERNATIONAL CORP                                                        Agenda Number:  701979859
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8344J109
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002347002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution [proposed            Mgmt          For                            For
       cash dividend: TWD 1.3 per share]

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings [proposed stock dividend:100 shares
       for 1,000 shares held]

B.4    Approve to revise the procedures of endorsement,          Mgmt          For                            For
       guarantee, and monetary loans

B.5.1  Elect Mr. Matthew Feng Chiang Miau, Shareholder           Mgmt          For                            For
       No. 337, as a Director

B.5.2  Elect Mr. Tu Shu Wu, Shareholder No. 99, as               Mgmt          For                            For
       a Director

B.5.3  Elect Mitac Incorporation, Shareholder No. 2,             Mgmt          For                            For
       Representative: Mr. Kou Yun as a Director

B.5.4  Elect Mitac Incorporation, Shareholder No. 2              Mgmt          For                            For
       Representative: Mr. Yang Shih Chien as a Director

B.5.5  Elect Tsu Fung Investment Co., Shareholder No.            Mgmt          For                            For
       100264, Representative: Mr. Ching Hu Shih,
       as a Director

B.5.6  Elect Lien Hwa Industrial Corp., Shareholder              Mgmt          For                            For
       No. 119603, Representative: Mr. Chou The Chien
       as a Supervisor

B.5.7  Elect Lien Hwa Industrial Corporation, Shareholder        Mgmt          For                            For
       No. 119603, Representative: Mr. Yang Hsiang
       Yun as a Supervisor

B.6    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.7    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TA ANN HOLDINGS BHD                                                                         Agenda Number:  701925072
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8345V101
    Meeting Type:  AGM
    Meeting Date:  22-May-2009
          Ticker:
            ISIN:  MYL5012OO009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the YE 31 DEC 2008 together with the Directors
       and the Auditors reports thereon

2.     Approve the Directors fees of MYR 492,000 for             Mgmt          For                            For
       the YE 31 DEC 2008 and the payment thereof

3.     Re-elect Mr. YB Chia Chu Fatt as a Director,              Mgmt          For                            For
       who retires in accordance with Article 68 of
       the Articles of Association of the Company

4.     Re-elect Dato Wong Kuo Hea as a Director, who             Mgmt          For                            For
       retire in accordance with Article 63 of the
       Articles of Association of the Company

5.     Re-elect Mr. YB Dato Awang Bemee bin Awang Ali            Mgmt          For                            For
       Basah as a Director, who retire in accordance
       with Article 63 of the Articles of Association
       of the Company

6.     Re-appoint Messrs. KPMG as the Auditors of the            Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

7.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965 to issue shares
       in the Company from time to time and upon such
       terms and conditions and for such purposes
       as the Directors may in their absolute discretion
       deem fit provided that the aggregate number
       of shares issued Pursuant to this resolution
       does not exceed 10% of the issued capital of
       the Company for the time being and also empowered
       to obtain the approval for the listing of and
       quotation for the additional shares so Issued
       on the Bursa Malaysia Securities Berhad [Authority
       shall continue in force until the conclusion
       of the next AGM of the Company]

8.     Approve, subject to the provisions of the Companies       Mgmt          Against                        Against
       Act, 1965 [as may be amended, modified or re-enacted
       from time to time], the Company's Articles
       of Association, the requirements of the Bursa
       Malaysia Securities Berhad [Bursa Securities]
       and all other applicable laws, rules, orders,
       requirements, regulations and guidelines for
       the time being in force or as may be amended,
       the Company to purchase on the market of the
       Bursa Securities and/or hold such number of
       ordinary shares of MYR 1.00 each [Shares] in
       the Company [Proposed Share Buy-Back] as may
       be determined by the Directors of the Company
       [Directors] from time to time through Bursa
       Securities upon Such terms and conditions as
       the Directors may deem fit, necessary and expedient
       In the interest of the Company provided that
       the total aggregate number of Shares Purchased
       or to be purchased and/or held pursuant to
       this resolution shall not exceed 10% of the
       total issued and paid-up share capital of the
       Company for the time being and an amount not
       exceeding MYR 20,000,000 being an amount not
       exceeding the total of the Company's latest
       audited retained profit reserve of MYR 28,507,484
       and share premium reserve of MYR 44,669,124
       as at 31 DEC 2008, be allocated by the Company
       for the proposed Share Buy-Back such Shares
       purchased are to be retained as treasury shares
       and distributed as dividends and/or resold
       on the market of the Bursa Securities or may
       subsequently be cancelled; authorize the Directors
       to do all acts and things and to take all such
       steps and to enter into and execute all commitments,
       transactions, deed, agreements, arrangements,
       undertakings, indemnities, transfers, assignments
       and/or Guarantees as they may deem fit, necessary
       expedient and/or appropriate in order to implement,
       finalize and give full effect to the proposed
       Share Buy-Back with full powers to assent to
       any conditions, modifications, revaluations,
       variations And/or amendments, as may be required
       imposed by any relevant authority or Authorities
       shall commence immediately upon passing of
       this ordinary resolution [Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM of the Company subsequent to the
       date it is required to be held] pursuant to
       Section 143 (1) of the Companies Act, 1965
       [the Act] [but shall not extend to such extension
       as may be allowed pursuant to Section 143 (2)
       of the Act] and in any event, in accordance
       with the provisions of the guidelines issued
       by the Bursa Securities or any other relevant
       authorities

9.     Authorize the Company and its subsidiaries to             Mgmt          Against                        Against
       enter into the recurrent related party transactions
       of a revenue or trading nature as Set out in
       Appendix A of the Circular to Shareholders
       dated 28 APR 2009 [Circular] with the specific
       related parties mentioned therein which are
       necessary for the Group's day-to-day operations,
       subject to the following: a) the transactions
       are in the ordinary course of business and
       are on normal Commercial terms which are not
       more favorable to the related parties than
       those available to the public and not to the
       detriment of the minority Shareholders; and
       b) a disclosure of a breakdown of the aggregate
       value of recurrent transactions conducted pursuant
       to the proposed shareholders mandate shall
       be made in the annual report, where the aggregate
       value is equal to or exceeds the applicable
       prescribed threshold under paragraph 2.1 of
       Practice Note No. 12/2001 and amongst others,
       based on the following information the type
       of recurrent transactions made; and the names
       of the related parties involved in each type
       of the recurrent transactions made and their
       relationship with the Company [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company Subsequent
       to the date it is required to be held] pursuant
       to Section 143 (1) of the Companies Act, 1965
       [the Act] [but shall not extend to such extension
       as may be allowed pursuant to Section 143 (2)
       of the Act] and the authorize the Directors
       of the Company to complete and do all Such
       acts and things as they may consider expedient
       or necessary to give effect to the proposed
       shareholders mandate

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TABLEROS Y MADERAS DE CALDAS SA, BOGOTA                                                     Agenda Number:  701827719
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8902H107
    Meeting Type:  OGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  COL10AO00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the verification of the quorum                    Mgmt          For                            For

2.     Approve the agenda                                        Mgmt          For                            For

3.     Approve the designation of the Secretary of               Mgmt          For                            For
       the General

4.     Approve the nomination of the Commission to               Mgmt          For                            For
       approve and sign the minutes

5.     Approve the Management report from the Board              Mgmt          For                            For
       of Directors and the Manager

6.     Approve the presentation of the opinion of the            Mgmt          For                            For
       Auditor concerning the financial statements
       to 31 DEC 2008

7.     Approve the general purpose financial statements          Mgmt          For                            For
       with their notes to 31 DEC 2008

8.     Approve the presentation of the plan for the              Mgmt          For                            For
       distribution of profits

9.     Approve the accounting entry of the tax to the            Mgmt          For                            For
       equity

10.    Elect the Board Directors 2009-2011 period                Mgmt          For                            For

11.    Approve the shareholder proposals                         Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TAE KWANG INDUSTRIAL CO LTD, SEOUL                                                          Agenda Number:  701824282
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8363Z109
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7003240009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Elect the Director                                        Mgmt          For                            For

3.     Approve the remuneration limit for the Director           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TAIHAN ELECTRIC WIRE CO LTD                                                                 Agenda Number:  701787713
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8373R105
    Meeting Type:  EGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  KR7001440007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Amend the Articles of Incorporation                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TAIHAN ELECTRIC WIRE CO LTD                                                                 Agenda Number:  701844018
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8373R105
    Meeting Type:  AGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  KR7001440007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Outside Directors                               Mgmt          For                            For

5.     Elect the Auditor Committee Member                        Mgmt          For                            For

6.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TAINAN SPINNING CO LTD                                                                      Agenda Number:  701958754
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83790108
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0001440006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544893 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantee                   Non-Voting    No vote

A.4    The status of monetary loans                              Non-Voting    No vote

A.5    The status of assets impairment                           Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.4    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TAISHIN FINL HLDG CO LTD                                                                    Agenda Number:  701982919
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84086100
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  TW0002887007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The operating reports for year 2008                       Non-Voting    No vote

A.2    The Company's 2006 and 2007 revised financial             Non-Voting    No vote
       statements and 2008 accounting statements audit
       report have been reviewed by the Supervisors

A.3    The same person or the same affiliate who intends         Non-Voting    No vote
       to possess more than the designated rate of
       total voting shares of the same FHC report

B.1    Ratify the Company's 2006 revised financial               Mgmt          For                            For
       statements

B.2    Ratify the Company's 2007 revised financial               Mgmt          For                            For
       statements

B.3    Ratify the operating reports and financial statements     Mgmt          For                            For
       for year 2008

B.4    Ratify the accumulated loss reimbursement for             Mgmt          For                            For
       2008

B.5    Approve the execution of capital deduction through        Mgmt          For                            For
       cancellation of shares outstanding to reimburse
       losses accumulated in 2008

B.6    Amend the Articles of Incorporation                       Mgmt          For                            For

B.7    Approve the Taishin Holdings Plan to execute              Mgmt          For                            For
       its subsidiary, Taishin Securities Co. Ltd.,
       100% equity shares

B.8    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN BUSINESS BANK                                                                        Agenda Number:  701972968
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8414R106
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002834009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 538859 DUE TO RECEIPT OF DIRECTORS' AND
       SUPERVISOR'S NAMES. ALL VOTES RECEIVED ON THE
       PREVIOUS MEETING WILL BE DISREGARDED AND YOU
       WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE.
       THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve the disbursement of remuneration to               Mgmt          For                            For
       the Independent Directors

B41.1  Elect Mr. Joseph N. Tsai [Representative of               Mgmt          For                            For
       the Ministry of Finance], Shareholder No: 85515
       as a Director

B41.2  Elect Mr. Jack S. Huang [Representative of the            Mgmt          For                            For
       Ministry of Finance], Shareholder No: 85515
       as a Director

B41.3  Elect Mr. Lee Chun-Sheng [Representative of               Mgmt          For                            For
       the Ministry of Finance], Shareholder No: 85515
       as a Director

B41.4  Elect Mr. Chiang Shih Tien [Representative of             Mgmt          For                            For
       Bank of Taiwan], Shareholder No: 1002 as a
       Director

B41.5  Elect Mr. Chiang Chih-Jen [Representative of              Mgmt          For                            For
       Bank of Taiwan], Shareholder No: 1002 as a
       Director

B41.6  Elect Mr. Hung Hsien Ming [Representative of              Mgmt          For                            For
       Bank of Taiwan], Shareholder No: 1002 as a
       Director

B42.1  Elect Mr. Len-Yu Liu, ID No: L120552347 as a              Mgmt          For                            For
       Independent Director

B42.2  Elect Mr. Tsai-Yuan Lin, ID No: E101089242 as             Mgmt          For                            For
       a Independent Director

B42.3  Elect Mr. Leonard F.S. Wang, ID No: S100074640            Mgmt          For                            For
       as a Independent Director

B43.1  Elect Mr. Jui-Yun Lin [Representative of Mega             Mgmt          For                            For
       Holdings], Shareholder No: 230354 as a Supervisor

B43.2  Elect Mr. Yung-Ming Cheng [Representative of              Mgmt          For                            For
       Mega Holdings], Shareholder No: 230354 as a
       Supervisor

B43.3  Elect Mr. Shen-Tian Chen [Representative of               Mgmt          For                            For
       Land Bank of Taiwan], Shareholder No: 10409
       as a Supervisor

B.5    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN CEMENT CORP                                                                          Agenda Number:  701980078
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8415D106
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0001101004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations and financial statements     Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 1.32 per share

B.3    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.5    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B6.1A  Elect Heng Qiang Investment Co., Ltd Shareholder          Mgmt          For                            For
       No: 20420700 Representative: Mr. Koo Cheng
       Yun as a Director

B6.1B  Elect Fu Pin Investment Co., Ltd Shareholder              Mgmt          For                            For
       No: 20420701 Representative: Mr. Chang An Ping
       as a Director

B6.1c  Elect Chinatrust Investment Co., Ltd Shareholder          Mgmt          For                            For
       No: 20083257 Representative: Mr. Yeh Ming Hsun
       as a Director

B6.1D  Elect China Synthetic Rubber Corp. Shareholder            Mgmt          For                            For
       No: 20055830 Representative: Mr. Kenneth C.M.
       Lo as a Director

B6.1E  Elect Heng Qiang Investment Co., Ltd Shareholder          Mgmt          For                            For
       No: 20420700 Representative: Mr. Hsieh Chi
       Chia as a Director

B6.1F  Elect Goldsun Development and Construction Co.,           Mgmt          For                            For
       Ltd Shareholder No: 20011612 Representative:
       Mr. Lin Ming Sheng as a Director

B6.1G  Elect Ching Yuan Investment Co., Ltd Shareholder          Mgmt          For                            For
       No:20052240 Representative: Mr. Chen Chien
       Tong as a Director

B6.1H  Elect Xin Hope Investment Co., Ltd Shareholder            Mgmt          For                            For
       No:20074832 Representative: Mr. Chang Yong
       as a Director

B6.1I  Elect Daw Yuan Investment Corporation Shareholder         Mgmt          For                            For
       No: 20058191 Representative: Mr. Chen Teh-Jen
       as a Director

B6.1J  Elect Hope Enterprises Co., Ltd. Shareholder              Mgmt          For                            For
       No: 20053196 Representative: Mr. Wang Paul
       P. as a Director

B6.1K  Elect Shinkong Synthetic Fiber Corporation Shareholder    Mgmt          For                            For
       No: 20042730 Representative: Mr. Wu Eric T.
       as a Director

B6.1L  Elect Heng Qiang Investment Co., Ltd Shareholder          Mgmt          For                            For
       No: 20420700 Representative: Mr. John T. Yu
       as a Director

B6.1M  Elect Fu Pin Investment Co., Ltd Shareholder              Mgmt          For                            For
       No: 20420701 Representative: Ms. Jennifer Lin,
       Esq as the Director

B6.1N  Elect Fu Pin Investment Co., Ltd Shareholder              Mgmt          For                            For
       No: 20420701 Representative: Mr. Shan Weijian
       as the Director

B6.1O  Elect Sishan Investment Co., Ltd Shareholder              Mgmt          For                            For
       No: 20391964 Representative: Mr. Lin Nan Chou
       as the Director

B6.2A  Elect Tong Yang Chia Hsin International Corporation       Mgmt          For                            For
       Shareholder No: 20457108 Representative: Mr.
       Chang Yung Ping as a Supervisor

B6.2B  Elect Chien Kuo Construction Co., Ltd. Shareholder        Mgmt          For                            For
       No: 20037719 Representative: Mr. Chen Chi Te
       as a Supervisor

B6.2C  Elect Koo Foundation Shareholder No: 20178935             Mgmt          For                            For
       Representative: Mr. Chao Koo Hwai-Chen as a
       Supervisor

B.7    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.8    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN COOPERATIVE BANK                                                                     Agenda Number:  701980155
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83749104
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  TW0005854004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of buyback treasury stocks employees           Non-Voting    No vote

A.4    The status of transferring buyback treasury               Non-Voting    No vote
       stocks to employees

A.5    The establishment for the rules of the Board              Non-Voting    No vote
       meeting

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 dividend profit distribution,            Mgmt          For                            For
       proposed cash dividend TWD 0.8 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the rules of the election               Mgmt          For                            For
       of the Directors and the Supervisors

B.5    Extemporary motions                                       Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN GLASS IND CORP                                                                       Agenda Number:  701963490
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8420M109
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0001802007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports and financial          Non-Voting    No vote
       statements

A.3    To report the status of investment                        Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.2 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings proposed stock dividend 30 for 1000
       shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the rules to the election               Mgmt          For                            For
       of the Directors and Supervisors

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.8    Elect the Directors and Supervisors                       Mgmt          For                            For

B.9    Grant discharge the prohibition Directors from            Mgmt          For                            For
       participation in competitive business

B.10   Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN MOBILE CO LTD                                                                        Agenda Number:  701977209
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84153215
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0003045001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of the 2008 local unsecured convertible        Non-Voting    No vote
       bonds

A.4    The status of buyback treasury stocks and conditions      Non-Voting    No vote
       of transferring to employees

A.5    The proposal of merger with Transasia Telecommunications  Non-Voting    No vote
       [unlisted]

A.6    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports                         Mgmt          For                            For

B.2    Approve the 2008 profit distribution [proposed            Mgmt          For                            For
       cash dividend: TWD 4.7 per share]

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MFG CO  LTD                                                            Agenda Number:  701938601
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84629107
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002330008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 554580 DUE TO RECEIPT OF DIRECTORS NAME.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       Call meeting to order                                     Non-Voting    No vote

1.     Chairman's Address                                        Mgmt          For                            For

2.1    To report the business of 2008                            Non-Voting    No vote

2.2    Audit Committee's review report                           Non-Voting    No vote

2.3    To report the implementation of shares buyback            Non-Voting    No vote

2.4    To report TSMC's Merger of its 100% owned subsidiary      Non-Voting    No vote
       - Hsin Ruey Investment Co. Ltd

3.1    Approve to accept the 2008 business report and            Mgmt          For                            For
       financial statements

3.2    Approve the proposal for distribution of 2008             Mgmt          For                            For
       profits

3.3    Approve the capitalization of 2008 dividends,             Mgmt          For                            For
       2008 employee profit sharing, and capital surplus

3.4.A  Approve to revise the procedures for lending              Mgmt          For                            For
       funds to other parties

3.4.B  Approve to revise the procedures for endorsement          Mgmt          For                            For
       and guarantee

4.1    Elect Mr. Morris Chang as a Chairman                      Mgmt          For                            For

4.2    Elect Mr. F.C. Tseng as a Vice Chairman                   Mgmt          For                            For

4.3    Elect Mr. Rick Tsai as a Director                         Mgmt          For                            For

4.4    Elect Mr. Yuan Tain-Jy-Chen as a Director, Representative Mgmt          For                            For
       of National Development Fund, Executive

4.5    Elect Sir. Peter Leahy Bonfield as an Independent         Mgmt          For                            For
       Director

4.6    Elect Mr. Stan Shih as an Independent Director            Mgmt          For                            For

4.7    Elect Mr. Carleton Sneed Florina as an Independent        Mgmt          For                            For
       Director

4.8    Elect Mr. Thomas J. Engibous as an Independent            Mgmt          For                            For
       Director

5.     Other business and special motion                         Non-Voting    No vote

6.     Meeting adjourned                                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN TEA CORP                                                                             Agenda Number:  701957067
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84720104
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002913001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations and financial statements     Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The establishment for the Rules of the Board              Non-Voting    No vote
       Meeting

A.4    The establishment of the Code of Conduct                  Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.3    Approve the issuance of new shares via private            Mgmt          For                            For
       placement

B.4    Elect Mr. Shiou-Chyi Lin/Shareholder No. 366396           Mgmt          For                            For
       as a Director

B.5    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.6    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TALAAT MOUSTAFA GROUP HOLDING, CAIRO                                                        Agenda Number:  701845248
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8763H108
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  EGS691S1C011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Grant authority to the Board of Directors report          Mgmt          No Action
       on the Companys activity for the FYE 31 DEC
       2008

2.     Grant authority to the Financial Auditor report           Mgmt          No Action
       for the FYE 31 DEC 2008

3.     Grant authority to the Companys balance sheets            Mgmt          No Action
       and ending balances and the suggested profit
       distribution for the FYE 31 DEC 2008

4.     Approve the amendments occurred on the Board              Mgmt          No Action
       of Directors formation in the year 2008

5.     Approve the releasing of the Board of Directors           Mgmt          No Action
       responsibility for the FY 2008

6.     Approve the donations done in the year 2008               Mgmt          No Action

7.     Approve, to renew the hiring of the Auditor               Mgmt          No Action
       and determining his fees for the FYE 31 DEC
       2009

8.     Approve to determine the Board of Directors               Mgmt          No Action
       bonuses and transportations and attendance
       allowances for the FY 2009

9.     Authorize the Board of Directors or whom he               Mgmt          No Action
       may delegate to donate for more than EGP 1000
       during the year 2009

10.    Authorize the Board of Directors to sign the              Mgmt          No Action
       compensation contracts according to Articles
       No. 97, 98, 99,100 of Law No.159




--------------------------------------------------------------------------------------------------------------------------
 TALAAT MOUSTAFA GROUP HOLDING, CAIRO                                                        Agenda Number:  701846757
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8763H108
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  EGS691S1C011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

1.     Approve to keep the Treasury Stocks for more              Mgmt          No Action
       than 6 months




--------------------------------------------------------------------------------------------------------------------------
 TALLINK GRUPP AS, TALLINN                                                                   Agenda Number:  701794338
--------------------------------------------------------------------------------------------------------------------------
        Security:  X8849T108
    Meeting Type:  AGM
    Meeting Date:  26-Jan-2009
          Ticker:
            ISIN:  EE3100004466
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report                                 Mgmt          For                            For

2.     Approve the distribution of profit                        Mgmt          For                            For

3.     Approve the nomination of the Auditor and determination   Mgmt          For                            For
       of the procedure of remuneration of the Auditor

4.     Amend the Articles of the Association                     Mgmt          For                            For

5.     Approve the removal of a member of the Supervisory        Mgmt          For                            For
       Board and elect a new member of the Supervisory
       Board

6.     Grant authority for the acquisition of own shares         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TALLINN DEPARTMENT STORE                                                                    Agenda Number:  701927987
--------------------------------------------------------------------------------------------------------------------------
        Security:  X8852C109
    Meeting Type:  OGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  EE0000001105
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report                                 Mgmt          For                            For

2.     Approve the distribution of the profit                    Mgmt          For                            For

3.     Appoint the Auditor and approve to determine              Mgmt          For                            For
       the procedure for remuneration

4.     Approve the removal of the Members of the Supervisory     Mgmt          For                            For
       Board

5.     Elect the Members of the Supervisory Board                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TALLINNA VESI AS                                                                            Agenda Number:  701781735
--------------------------------------------------------------------------------------------------------------------------
        Security:  X8936L109
    Meeting Type:  EGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  EE3100026436
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the recall Mr. Henry Russell from the             Mgmt          For                            For
       Supervisory Council

2.     Elect Mr. Matti Hyyrynen as a Supervisory Council         Mgmt          For                            For
       Member




--------------------------------------------------------------------------------------------------------------------------
 TALLINNA VESI AS                                                                            Agenda Number:  701927103
--------------------------------------------------------------------------------------------------------------------------
        Security:  X8936L109
    Meeting Type:  OGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  EE3100026436
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report                                 Mgmt          For                            For

2.     Approve the distribution of the profit to distribute      Mgmt          For                            For
       230,010.00 Kroons of as Tallinna Vesi net profit
       of 295,958,000 Kroons for year 2008 as dividends
       [11,5 Kroons per A share and 10 Kroons per
       B share] the rest profit will remain undistributed

3.     Appoint PricewaterhouseCoopers as the Auditor             Mgmt          For                            For
       and Tiit Raimla as the lead Auditor for the
       2009 FY




--------------------------------------------------------------------------------------------------------------------------
 TAM S A                                                                                     Agenda Number:  701705951
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8947T132
    Meeting Type:  EGM
    Meeting Date:  19-Sep-2008
          Ticker:
            ISIN:  BRTAMMACNPR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT HOLDERS OF PREFERRED SHARES              Non-Voting    No vote
       ARE NOT ALLOWED TO VOTE AT THIS MEETING. ONLY
       HOLDERS OF COMMON SHARES CAN VOTE AT THIS MEETING.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TAM SA                                                                                      Agenda Number:  701733518
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8947T132
    Meeting Type:  EGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  BRTAMMACNPR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       PLEASE NOTE SHAREHOLDERS SUBMITTING A VOTE TO             Non-Voting    No vote
       ELECT A MEMBER MUST INCLUDE THE NAME OF THE
       CANDIDATE TO BE ELECTED. IF INSTRUCTION TO
       VOTE ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON THESE RESOLUTION. THANK YOU.

1.     Elect a new member of the Board of Directors,             Mgmt          For                            For
       bearing in mind the resignation tendered by
       one of its members




--------------------------------------------------------------------------------------------------------------------------
 TAM SA, SAO PAULO                                                                           Agenda Number:  701903658
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8947T132
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRTAMMACNPR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

       PLEASE NOTE THAT THE SHAREHOLDERS SUBMITTING              Non-Voting    No vote
       A VOTE TO ELECT A MEMBER MUST INCLUDE THE NAME
       OF THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM C ONLY. THANK YOU.

A.     To receive the Administrators accounts, to examine,       Non-Voting    No vote
       discuss and vote on the financial statements
       accompanied by the Independent Auditors report
       regarding the FYE on 31 DEC 2008

B.     To decide concerning the allocation of the results        Non-Voting    No vote
       from the FY

C.     Elect the Members of the Board of Directors,              Mgmt          For                            For
       respecting the minimum percentage of 20% of
       Independent Members of the Board of Directors,
       in accordance with the Corporate Governance
       differentiated practices regulation level 2
       of the Sao Paulo Stock Exchange Bovespa, as
       well as to decide concerning the total remuneration
       of the Board




--------------------------------------------------------------------------------------------------------------------------
 TAMEER JORDAN HOLDINGS PSC                                                                  Agenda Number:  701962272
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8763Z108
    Meeting Type:  AGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  JO3123911013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to recite previous minutes of the last            Mgmt          For                            For
       AGM

2.     Approve to discuss the Board of Director report           Mgmt          For                            For
       for the Company's accomplishments for the year
       2008

3.     Approve to discuss the Auditors report for the            Mgmt          For                            For
       year 2008

4.     Approve to discuus the Company's financial data           Mgmt          For                            For
       for the year 2008

5.     Approve to indemnify Board of Director for the            Mgmt          For                            For
       year 2008

6.     Elect the Company's Auditors for the year 2009            Mgmt          For                            For

7.     Other issues                                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TAN CHONG MOTOR HOLDINGS BHD                                                                Agenda Number:  701927862
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85290107
    Meeting Type:  AGM
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  MYL4405OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for the YE               Mgmt          For                            For
       31 DEC 2008 together with the reports of the
       Directors and the Auditors thereto

2.     Declare a final dividend of 10% less income               Mgmt          For                            For
       tax for the FYE 31 DEC 2008

3.     Re-elect Encik Azman Bin Badrillah as a Director,         Mgmt          For                            For
       in accordance with Article 101 of the Company's
       Articles of Association

4.     Re-elect Mr. Seow Thiam Fatt as a Director,               Mgmt          For                            For
       in accordance with Article 101 of the Company's
       Articles of Association

5.     Appoint Dato' Haji Kamaruddin @ Abas bin Nordin           Mgmt          For                            For
       as a Director of the Company, pursuant to Section
       129[6] of the Companies Act, 1965 to hold office
       until the next AGM

6.     Re-appoint Messrs KPMG as the Auditors of the             Mgmt          For                            For
       Company for the FY ending 31 DEC 2009 and authorize
       the Directors to fix their remuneration

7.     Authorize the Directors, subject always to the            Mgmt          For                            For
       Companies Act, 1965 [Act], the Articles of
       Association of the Company and approvals and
       requirements of the relevant governmental and/or
       regulatory authorities [where applicable],
       pursuant to Section 132D of the Act, to allot
       and issue new ordinary shares of MYR 0.50 each
       in the Company, from time to time and upon
       such terms and conditions and for such purposes
       and to such persons whomsoever the Directors
       may, in their absolute discretion deem fit
       and expedient in the interest of the Company,
       provided that the aggregate number of shares
       issued pursuant to this resolution does not
       exceed 10% of the issued and paid-up share
       capital for the time being of the Company;
       [Authority shall continue to be in force until
       the conclusion of the next AGM of the Company]

8.     Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965 [Act], the Memorandum and Articles
       of Association of the Company, the Listing
       Requirements of Bursa Malaysia Securities Berhad
       [BMSB] and the approvals of all relevant governmental
       and/or regulatory authorities [if any], to
       purchase such amount of ordinary shares of
       MYR 0.50 each in the Company [Proposed Share
       Buy-Back] as may be determined by the Directors
       of the Company from time to time through BMSB
       upon such terms and conditions as the Directors
       may deem fit and expedient in the interest
       of the Company, provided that the aggregate
       number of shares purchased pursuant to this
       resolution does not exceed 10% of the issued
       and paid-up share capital of the Company; and
       that an amount not exceeding the Company's
       retained profits be allocated by the Company
       for the proposed Share Buy-Back; authorize
       the Directors of the Company to decide at their
       discretion to retain the shares so purchased
       as treasury shares [Section 67A of the Act]
       and/or to cancel the shares so purchased and/or
       to resell them and/or to deal with the shares
       so purchased in such other manner as may be
       permitted and prescribed by the Act, rules,
       regulations, guidelines, requirements and/or
       orders pursuant to the Act and/or the rules,
       regulations, guidelines, requirements and/or
       orders of BMSB and any other relevant authorities
       for the time being in force; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required to be held by law]; and authorize
       the Directors of the Company to complete and
       do all such acts and things [including executing
       all such documents as may be required] as they
       may consider expedient or necessary to give
       effect to the proposed Share Buy-Back as may
       be agreed or allowed by any relevant governmental
       and/or regulatory authority

9.     Authorize the Company and its subsidiaries [TCMH          Mgmt          For                            For
       Group], subject to the Companies Act, 1965
       [Act], the Memorandum and Articles of Association
       of the Company and the Listing Requirements
       of BMSB, to enter into all arrangements and/or
       transactions with Warisan TC Holdings Berhad
       and its subsidiaries involving the interests
       of Directors, the major shareholder or persons
       connected with the Directors and/or major shareholder
       of the TCMH Group [Related Parties] including
       those as specified, provided that such arrangements
       and/or transactions are recurrent transactions
       of a revenue or trading nature which are necessary
       for the day-to-day operations and are carried
       out in the ordinary course of business on normal
       commercial terms which are not more favorable
       to the Related Parties than those generally
       available to the public and are not to the
       detriment of the minority shareholders [the
       Shareholders' Mandate]; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company at which time the authority
       will lapse or the expiration of the period
       within which the AGM of the Company is required
       to be held pursuant to Section 143(1) of the
       Act [but shall not extend to such extension
       as may be allowed pursuant to Section 143(2)
       of the Act]; authorize the Directors of the
       Company to complete and do all such acts and
       things [including executing all such documents
       as may be required] as they may consider expedient
       or necessary to give effect to the Shareholders'
       Mandate

10.    Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965 [Act], the Memorandum and Articles
       of Association of the Company and the Listing
       Requirements of BMSB and its subsidiaries [TCMH
       Group], to enter into all arrangements and/or
       transactions with APM Automotive Holdings Berhad
       and its subsidiaries involving the interests
       of the Directors, major shareholder or persons
       connected with the Directors and/or major shareholder
       of the TCMH Group [Related Parties], provided
       that such arrangements and/or transactions
       are recurrent transactions of a revenue or
       trading nature which are necessary for the
       day-to-day operations and are carried out in
       the ordinary course of business on normal commercial
       terms which are not more favorable to the Related
       Parties than those generally available to the
       public [where applicable] and are not to the
       detriment of the minority shareholders [the
       Shareholders' Mandate]; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company at which time the authority
       will lapse or the expiration of the period
       within which the AGM of the Company is required
       to be held pursuant to Section 143(1) of the
       Act [but shall not extend to such extension
       as may be allowed pursuant to Section 143(2)
       of the Act]; and authorize the Directors of
       the Company to complete and do all such acts
       and things [including executing all such documents
       as may be required] as they may consider expedient
       or necessary to give effect to the Shareholders'
       Mandate

11.    Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965 [Act], the Memorandum and Articles
       of Association of the Company and the Listing
       Requirements of BMSB and its subsidiaries [TCMH
       Group] to enter into all arrangements and/or
       transactions with Tan Chong International Limited
       and its subsidiaries involving the interests
       of Directors, major shareholders or persons
       connected with Directors and/or major shareholders
       of the TCMH Group [Related Parties], provided
       that such arrangements and/or transactions
       are recurrent transactions of a revenue or
       trading nature which are necessary for the
       day-to-day operations and are carried out in
       the ordinary course of business on normal commercial
       terms which are not more favorable to the Related
       Parties than those generally available to the
       public and are not to the detriment of the
       minority shareholders [the Shareholders' Mandate];
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company at which time
       the authority will lapse or the expiration
       of the period within which the AGM of the Company
       is required to be held pursuant to Section
       143(1) of the Act [but shall not extend to
       such extension as may be allowed pursuant to
       Section 143(2) of the Act]; and authorize the
       Directors of the Company to complete and do
       all such acts and things [including executing
       all such documents as may be required] as they
       may consider expedient or necessary to give
       effect to the Shareholders' Mandate

12.    Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965 [Act], the Memorandum and Articles
       of Association of the Company and the Listing
       Requirements of BMSB and its subsidiaries [TCMH
       Group] to enter into all arrangements and/or
       transactions with Auto Dunia Sdn Bhd involving
       the interests of Directors, major shareholders
       or persons connected with Directors and/or
       major shareholders of the TCMH Group [Related
       Parties], provided that such arrangements and/or
       transactions are recurrent transactions of
       a revenue or trading nature which are necessary
       for the day-to-day operations and are carried
       out in the ordinary course of business on normal
       commercial terms which are not more favorable
       to the Related Parties than those generally
       available to the public and are not to the
       detriment of the minority shareholders [the
       Shareholders' Mandate]; [Authority the earlier
       of the conclusion of the next AGM of the Company
       at which time the authority will lapse or the
       expiration of the period within which the AGM
       of the Company is required to be held pursuant
       to Section 143(1) of the Act [but shall not
       extend to such extension as may be allowed
       pursuant to Section 143(2) of the Act]; and
       authorize the Directors of the Company to complete
       and do all such acts and things [including
       executing all such documents as may be required]
       as they may consider expedient or necessary
       to give effect to the Shareholders' Mandate

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TANJONG PLC                                                                                 Agenda Number:  701647971
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8668W116
    Meeting Type:  AGM
    Meeting Date:  17-Jul-2008
          Ticker:
            ISIN:  GB0008722323
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report and the audited financial       Mgmt          For                            For
       statements of the Company and of the Group
       for the YE 31 JAN 2008 and the reports of the
       Directors and the Auditors thereon

2.     Approve the Directors' remuneration report for            Mgmt          For                            For
       the YE 31 JAN 2008 as set out on pages 51 to
       54 of the annual report

3.     Declare a final dividend of 34 sen gross per              Mgmt          For                            For
       share less Malaysian income tax at 25% in respect
       of the YE 31 JAN 2008

4.     Re-elect Mr. Dato' Robert Cheim Dau Meng as               Mgmt          For                            For
       a Director of the Company, pursuant to Article
       74 of the Articles of Association, who retires
       by rotation in accordance with Articles 76
       and 77 of the Company's Articles of Association

5.     Re-elect Mr. Dato' Larry Gan Nyap Liou @ Gan              Mgmt          For                            For
       Nyap Liow as a Director of the Company, pursuant
       to Article 74 of the Articles of Association,
       who retires by rotation in accordance with
       Articles 76 and 77 of the Company's Articles
       of Association

6.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company and authorize the Directors
       to set their remuneration

7.     Authorize the Directors, to allot relevant securities     Mgmt          For                            For
       [Section 80 of the Companies Act 1985 of Great
       Britain] up to an aggregate nominal amount
       of GBP 3,024,420.90; [Authority expires at
       the conclusion of the next AGM of the Company];
       and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.8    Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 7, pursuant to Section 95 of
       the Companies Act 1985 of Great Britain, to
       allot equity securities [Section 94 of the
       said Act] for cash pursuant to the authority
       conferred by Resolution 7 and/or where such
       allotment constitutes an allotment of equity
       securities by virtue of Section 94(3A) of the
       said Act, disapplying the statutory pre-emption
       rights [Section 89(1) of the Act], provided
       that this power is limited to the allotment
       of equity securities: i) in connection with
       a rights issue, open offer or any other pre-emptive
       offer or a scrip dividend alternative in favor
       of ordinary shareholders [excluding any shareholder
       holding shares as treasury shares; and ii)
       up to an aggregate nominal amount of GBP 3,024,420.90;
       [Authority expires at the Company's next AGM];
       and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.9    Adopt the Articles of Association produced to             Mgmt          For                            For
       the meeting and initialed by the Chairman of
       the meeting for the purpose of identification,
       as the Articles of Association of the Company
       in substitution for, and to the exclusion of,
       the existing Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 TANKERSKA PLOVIDBA D.D., ZADAR                                                              Agenda Number:  701668519
--------------------------------------------------------------------------------------------------------------------------
        Security:  X89358109
    Meeting Type:  AGM
    Meeting Date:  29-Aug-2008
          Ticker:
            ISIN:  HRTNPLRA0003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       05 SEP 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Opening AGM and identification of shareholders            Mgmt          For                            For
       and their Attorneys

2.     Approve the Management Board report on Company's          Mgmt          For                            For
       operations in 2007

3.     Approve the Supervisory Board report on conducted         Mgmt          For                            For
       Supervision in 2007

4.a    Receive the financial reports for 2007                    Mgmt          For                            For

4.B    Receive the Auditor's report                              Mgmt          For                            For

5.     Approve the decision on use of profit                     Mgmt          For                            For

6.     Approve the dividend payment                              Mgmt          For                            For

7.     Approve the decision on using part of the profit          Mgmt          For                            For
       for payment to the Management Board Members
       and employees

8.     Approve to release the Management Board Members           Mgmt          For                            For

9.     Approve to release the Supervisory Board Members          Mgmt          For                            For

10.    Appoint the Auditors for the 2008                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TATA CHEMICALS LTD                                                                          Agenda Number:  701666717
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85478116
    Meeting Type:  AGM
    Meeting Date:  04-Aug-2008
          Ticker:
            ISIN:  INE092A01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as at that date, together with the reports
       of the Board of the Directors and the Auditors
       thereon

2.     Declare a dividend on ordinary shares                     Mgmt          For                            For

3.     Re-appoint Mr. Ratan N. Tata as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Nusli N. Wadia as a Director,              Mgmt          For                            For
       who retires by rotation

5.     Appoint Messrs. Deloitte Haskins & Sells, Chartered       Mgmt          For                            For
       Accountants [in place of the retiring Auditors
       Messrs S.B. Billimoria & Co.] and Messrs. N.M.
       Raiji & Co., Chartered Accountants, as the
       Auditors of the Company subject to the provision
       of Sections 224, 225 and other applicable provisions,
       if any, of the Companies Act, 1956, to hold
       office from the conclusion of this AGM up to
       the conclusion of the next AGM of the Company;
       approve to examine and audit the accounts of
       the Company for the FY 2008-2009, at such remuneration
       as may be mutually agreed between the Board
       of Directors of the Company and the Auditors,
       plus service tax, out-of-pocket and traveling
       expenses, etc

6.     Appoint Dr. M.S. Ananth as a Director of the              Mgmt          For                            For
       Company

S.7    Approve, pursuant to the provision of Section             Mgmt          For                            For
       309 and other applicable provisions, if any,
       of the Companies Act, 1956, the payment and
       distribution of a sum not exceeding 1% per
       annum of the net profits of the Company calculated
       in accordance with the provisions of Sections
       198, 349, and 350 of the Companies Act, 1956,
       by way of commission to and amongst the Directors
       of the Company who are neither in the whole-time
       employment of the Company nor Managing/Executive
       Director/s in such amounts or proportions and
       in such payments shall be made for a period
       of 5 years commencing 01 APR 2008 and authorize
       the Board of Directors of the Company to take
       such steps as may be necessary, desirable or
       expedient to give effect to this resolution

8.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to Section 293(1)(d) and other applicable
       provisions, if any, of the Companies Act, 1956,
       to borrow, from time to time, any sums of money,
       which together with the moneys already borrowed
       by the Company [apart from temporary loans
       obtained from the Company's bankers in the
       ordinary course of business] may exceed the
       aggregate of the paid up capital of the Company
       and its fee reserves, that is to say reserves
       not set apart for any specific purpose, provided
       that the total amount of moneys so borrowed
       shall not, at any time exceed the limit of
       INR 5,500 crores and the Board to do all such
       acts, deeds and things, to execute all such
       documents, instruments and writings as may
       be required

9.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [the Board], pursuant to Section 293(1)(a)
       and other applicable provisions, if any, of
       the Companies Act, 1956, to create such charges,
       mortgages and hypothecations in addition to
       the existing charges, mortgages and hypothecations
       created by the Company, on such movable and
       immovable properties, both present and future,
       and in such manner as the Board may deem fit,
       together with power to take over the Management
       and concern of the Company in certain events
       in favour of Banks/Financial Institutions,
       Insurance Companies, other lending/investing
       agencies or bodies [hereinafter collectively
       referred to as Lenders], their agents and trustees
       provided that the total amount of loans together
       with the interest thereon, additional interest,
       compound interest, liquidated damages, commitment
       charges, premia on pre-payment or on redemption,
       costs, charges, expenses and all other moneys
       payable by the Company in respect of the said
       loans, shall not, at any time exceed the limit
       of INR 5,500 crores and the Board to do all
       such acts, deeds and things, to execute all
       such documents, instruments and writings as
       may be required and to delegate all or any
       of its powers herein conferred to a Committee
       constituted by the Board and/or any Member
       of such Committee with power to the said Committee
       to sub-delegates its powers to any of its Members




--------------------------------------------------------------------------------------------------------------------------
 TATA COMMUNICATIONS LTD                                                                     Agenda Number:  701664509
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9371X128
    Meeting Type:  AGM
    Meeting Date:  02-Aug-2008
          Ticker:
            ISIN:  INE151A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet of the Company        Mgmt          For                            For
       as on 31 MAR 2008, the audited profit and loss
       account for the YE on that date, the Auditors
       Report thereon and the report of the Board
       of Directors

2.     Declare a dividend for the FY 2007-2008                   Mgmt          For                            For

3.     Re-appoint Mr. P.V. Kalyanasundaram as a Director,        Mgmt          For                            For
       who retires by rotation at this AGM

4.     Re-appoint Dr. V.R.S Sampath as a Director,               Mgmt          For                            For
       who retires by rotation at this AGM

5.     Re-appoint Mr. Amal Ganguli as a Director, who            Mgmt          For                            For
       retires by rotation at this AGM

6.     Appoint Mr. Arun Gandhi as a Director, liable             Mgmt          For                            For
       to retire by rotation

S.7    Appoint, pursuant to Section 224 A and other              Mgmt          For                            For
       applicable provisions, if any, of the Companies
       Act, 1956, M/S S.B. Billimoria & Co., Chartered
       Accountants as the Statutory Auditors of the
       Company to hold office from the conclusion
       of this AGM until the conclusion of the next
       AGM; approve to examine and audit the accounts
       of the Company for the FY 2008-2009 on such
       remuneration as may be mutually agreed upon
       between the Board of Directors and the Auditors,
       plus reimbursement of service tax, traveling
       and out of pocket expenses; and authorize the
       Auditors of the Company to carry out [either
       themselves or through qualified associates]
       the audit of the Company's accounts maintained
       at all its branches and establishments [whether
       now existing or acquired during the FYE 31
       MAR 2009] wherever in India or abroad




--------------------------------------------------------------------------------------------------------------------------
 TATA CONSULTANCY SERVICES LTD                                                               Agenda Number:  701613603
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85279100
    Meeting Type:  AGM
    Meeting Date:  01-Jul-2008
          Ticker:
            ISIN:  INE467B01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited profit and loss           Mgmt          For                            For
       account for the YE 31 MAR 2008 and the balance
       sheet as at that date together with the report
       of the Board of Directors and the Auditors
       thereon

2.     Approve the payment of interim dividends on               Mgmt          For                            For
       the equity shares for the year 2007-2008 and
       declare a final dividend for the year 2007-2008
       on equity shares

3.     Declare a dividend for the year 2007-2008 on              Mgmt          For                            For
       Redeemable Preference Shares

4.     Re-appoint Mr. R.N. Tata as a Director, who               Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. V. Thyagarajan as a Director,              Mgmt          For                            For
       who retires by rotation

6.     Appoint Messrs. Deloitte Haskins & Sells, Chartered       Mgmt          For                            For
       Accountants as the Auditors of the Company,
       subject to the Provisions of Sections 224,
       225 and other applicable Provisions, if any
       of the Companies Act, 1956, to hold Office
       from the conclusion of this AGM upto the conclusion
       of the next AGM of the Company, in place of
       the retiring Auditors Messrs. S.B. Billimoria
       & Company, Chartered Accountants, to examine
       and audit the accounts of the Company for the
       FY 2008-2009 at such remuneration as may be
       mutually agreed between the Board of Directors
       of the Company and the Auditors, plus service
       tax, out-of-pocket, traveling and living expenses,
       etc

7.     Appoint Mr. N. Chandrasekaran as an Additional            Mgmt          For                            For
       Director of the Company by the Board of Directors,
       with effect from 06 SEP 2007 and who holds
       Office upto the date of this AGM of the Company
       in terms of Section 260 of the Companies Act,
       1956 [Act] and in respect of whom the Company
       has received a notice in writing from a Member
       under Section 257 of the Act proposing his
       candidature for the Office of Director of the
       Company

8.     Appoint Mr. S. Mahalingam as an Additional Director       Mgmt          For                            For
       of the Company by the Board of Directors, with
       effect from 06 SEP 2007 and who holds Office
       upto the date of this AGM of the Company in
       terms of Section 260 of the Companies Act,
       1956 [Act] and in respect of whom the Company
       has received a notice in writing from a Member
       under Section 257 of the Act proposing his
       candidature for the Office of Director of the
       Company

9.     Appoint Mr. Phiroz Vandrevala as an Additional            Mgmt          For                            For
       Director of the Company by the Directors of
       the Company with effect from 07 SEP 2007 and
       who holds Office upto the date of this AGM
       of the Company in terms of Section 260 of the
       Companies Act, 1956 [Act] and in respect of
       whom the Company has received a notice in writing
       from a Member under Section 257 of the Act
       proposing his candidature for the Office of
       Director of the Company

10.    Approve the appointment and terms of remuneration         Mgmt          For                            For
       of Mr. N. Chandrasekaran as the Executive Director
       and Chief Operating Officer of the Company
       for a period of 5 years with effect from 06
       SEP 2007 upon the terms and conditions as specified,
       pursuant to the provisions of Sections 198,
       269, 309, and other applicable Provisions,
       if any of the Companies Act, 1956 as amended
       or re-enacted from time to time, read with
       Schedule XIII to the Act, this AGM, including
       the remuneration to be paid in the event of
       loss or inadequacy of profits in any FY with
       liberty to the Board of Directors to alter
       and vary the terms and conditions of the said
       appointment in such manner as may be agreed
       to between the Board of Directors and Mr. N.
       Chandrasekaran

11.    Approve the appointment and terms of remuneration         Mgmt          For                            For
       of Mr. S. Mahalingam as the Executive Director
       and Chief Financial Officer of the Company
       for a period of 5 years with effect from 06
       SEP 2007 upon the terms and conditions as specified,
       pursuant to the provisions of Sections 198,
       269, 309 and other applicable provisions, if
       any,of the Companies Act, 1956 [Act] as amended
       or re-enacted from time to timem read with
       Schedule XIII to the Act, including the remuneration
       to be paid in the event of loss or inadequacy
       of profits in any FY with liberty to the Board
       of Directors to alter and vary the terms and
       conditions of the said appointment in such
       manner as may be agreed to between the Board
       of Directors and Mr. S. Mahalingam

12.    Approve the appointment and terms of remuneration         Mgmt          For                            For
       of Mr. Phiroz Vandrevala as the Executive Director
       of the Company for a period of 5 years with
       effect from 07 SEP 2007 upon the terms and
       conditions, pursuant to the provisions of Sections
       198, 269, 309, and other applicable Provisions,
       if any of the Companies Act, 1956 as amended
       or re-enacted from time to time, read with
       Schedule XIII to the Act, as specified, including
       the remuneration to be paid in the event of
       loss or inadequacy of profits in any FY with
       liberty to the Board of Directors to alter
       and vary the terms and conditions of the said
       appointment in such manner as may be agreed
       to between the Board of Directors and Mr. Phiroz
       Vandrevala

13.    Approve the appointment and terms of remuneration         Mgmt          For                            For
       of Mr. S. Padmanabhan as an Executive Director
       of the Company for the 06 SEP 2007 up to 05
       FEB 2008 upon the terms and conditions, pursuant
       to the provisions of Sections 198, 269, 309,
       and other applicable Provisions, if any of
       the Companies Act, 1956 as amended or re-enacted
       from time to time, read with Schedule XIII
       to the Act, as specified

14.    Authorize the Board, pursuant to the provisions           Mgmt          For                            For
       of Section 228 and other applicable provisions,
       if any of the Companies Act, 1956 [Act], to
       appoint as Branch Auditors of any branch office
       of the Company, whether existing or which may
       be opened/acquired hereafter, in India or abroad,
       in consultation with the Company's Auditors,
       any person(s) qualified to act as Branch Auditor
       within the provisions of Section 228 of the
       Act and approve to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 TATA CONSULTANCY SERVICES LTD                                                               Agenda Number:  701962880
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85279100
    Meeting Type:  OTH
    Meeting Date:  12-Jun-2009
          Ticker:
            ISIN:  INE467B01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Approve, in accordance with the provisions of             Mgmt          For                            For
       Sections 16 and 94 and all other applicable
       provisions, if any, of the Companies Act, 1956,
       the existing authorized share capital of INR
       220,00,00,000 divided into l20,00,00,000 Equity
       Shares of INR 1 each and 100,00,00,000 redeemable
       preference shares of INR 1 each be increased
       to INR 325,00,00,000 divided into 225,00,00,000
       equity shares of INR 1 each and 100,00,00,000
       redeemable preference shares of INR 1 each
       by creation of 105,00,00,000 equity shares
       of INR 1 each and that Clause V of the Memorandum
       of Association of the Company be altered accordingly
       by substituting the following new Clause V
       in place of the existing Clause V as specified

S.2    Approve, pursuant to Section 31 and all other             Mgmt          For                            For
       applicable provisions, if any, of the Companies
       Act, 1956, the Articles of Association of the
       Company be altered by substituting the specified
       new Article in place of the existing Article
       3 as specified

3.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to such consents and approvals at may
       be required and such conditions and modifications,
       as may be considered necessary and agreed [hereinafter
       referred to as the Board which expression shall
       also include a Committee thereof], a sum not
       exceeding INR 97,86,10,498 as may be determined
       to be required by the Board, out of the amount
       of INR 2016.33 crore standing to the credit
       of the Securities Premium Account as at 31
       MAR 2009, be capitalized and transferred from
       the Securities Premium Account to Share Capital
       Account and that such sum as may be determined
       to be required shall be applied for allotment
       of new Equity Shares of the Company of INR
       1 each as fully paid Bonus Shares to the persons
       who, on a date to be hereafter fixed by the
       Board [the Record Date], shall be the holders
       of the existing Equity Shares of INR 1 each
       of the Company on the said date and that such
       New Equity Shares out of the Company's unissued
       Equity Shares, credited as fully paid, be accordingly
       allotted as Bonus Shares to such persons respectively
       as aforesaid in the proportion of 1 new Equity
       Share for every 1 existing Equity Share held
       by such persons respectively on the Record
       Date, upon the footing that they become entitled
       thereto for all purposes as capital; the New
       Equity Shares of INR 1 each to be allotted
       as Bonus Shares shall be subject to the Memorandum
       and Articles of Association of the Company
       and shall rank pari passu in all respects with
       and carry the same rights as the existing Equity
       Shares and shall be entitled to participate
       in full in any dividends to be declared for
       the FY in which the Bonus Shares are allotted;
       no Letter of Allotment shall be issued to the
       allottees of the Bonus Shares and the Share
       Certificates in respect of the New Equity Shares
       shall be issued and dispatched to the allottees
       thereof within the period prescribed or that
       may be prescribed in this behalf, from time
       to time, except that the Bonus Shares will
       be credited to the demat accounts of the allottees
       who are holding the existing equity shares
       in electronic form; the allotment of the fully
       paid new Equity Shares as Bonus Shares to the
       extent that they relate to non-resident Members
       of the Company, shall be subject to the approval
       of the Reserve Bank of India, under the Foreign
       Exchange Management Act, 1999, if necessary;
       for the purpose of giving effect to this Resolution,
       to do all such acts and things and give such
       directions as may be necessary or desirable
       and to settle all questions or difficulties
       whatsoever that may arise with regard to the
       issue, allotment and distribution of the New
       Equity Shares




--------------------------------------------------------------------------------------------------------------------------
 TATA CONSULTANCY SERVICES LTD                                                               Agenda Number:  702002015
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85279100
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  INE467B01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited profit and loss           Mgmt          For                            For
       account for the YE 31 MAR 2009 and the balance
       sheet as at that date together with the report
       of the Board of Directors and the Auditors
       thereon

2.     Approve the payment of interim dividends on               Mgmt          For                            For
       the equity shares for the year 2008-2009 and
       declare a final dividend for the year 2007-2008
       on equity shares

3.     Declare a dividend for the year 2008-2009 on              Mgmt          For                            For
       Redeemable Preference Shares

4.     Re-appoint Professor Clayton M. Christensen               Mgmt          For                            For
       as a Director, who retires by rotation

5.     Re-appoint Mr. Aman Mehta as a Director, who              Mgmt          For                            For
       retires by rotation

6.     Re-appoint Mr. Naresh Chandra as a Director,              Mgmt          For                            For
       liable to retire by rotation

7.     Appoint the Auditors and fix their remuneration           Mgmt          For                            For

8.     Approve, in partial modification of Resolution            Mgmt          For                            For
       Nos. 8 and 7, passed at the AGM of the Company
       held on 19 JUL 20085 and 29 JUN 2006 respectively
       for the appointment and remuneration of Mr.
       S. Ramadorai, Chief Executive Officer and Managing
       Director of the Company, and in accordance
       with the provisions of Section 198, 269, 309,
       310 and other applicable provisions, if any
       of the Companies Act, 1956 [Act], read with
       Schedule XIII to the ACT, the Company of the
       revision in the maximum amount of salary payable
       to Mr. S. Rammadorai [including the remuneration
       to be paid in the event of loss or inadequacy
       of profits in any FY during the tenure of his
       appointment], with authority to the Board of
       Directors or a Committee thereof to fix his
       salary within such maximum amount, increasing
       thereby, proportionately, all benefits related
       to the quantum of salary, with effect from
       01 APR 2009 for the remainder of the tenure
       of his contract upto 08 AUG 2009 as specified
       to the notice convening this AGM; that pursuant
       to the provisions of Sections 198, 269, 309,
       311 and other applicable provisions, if any,
       of the Act, read with Schedule XIII of the
       Act, the Company of the re-appointment and
       terms of remuneration of Mr. S. Ramadorai,
       Chief Executive Officers and Managing Director
       as specified [including the remuneration to
       be paid in the event of loss or inadequacy
       of profits in any FY during the tenure of his
       appointment], with liberty to the Directors
       to alter and vary the terms and conditions
       of the said re-appointment in such manner as
       may be agreed to between the Directors and
       Mr. S. Ramadorai; and authorize the Board to
       take all such steps as may be necessary, proper
       and expedient to give effect to this resolution

S.9    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       309 and other applicable provisions, if any,
       of the Companies Act, 1956 [Act] a sum not
       exceeding 1% per annum of the net profits of
       the Company calculated in accordance with the
       provisions of Section 198, 349, and 350 of
       the Act, be paid to and distributed amongst
       the Directors of the Company or some or any
       of them [other than the Managing Director and
       the Whole-time Directors] in such amounts or
       proportions and in such manner and in all respects
       as  may be directed by the Board of Directors
       and such payments shall be made in respect
       of the profits of the Company for each year
       for the period of 5 years commencing 01 APR
       2009

10.    Authorize the Board, pursuant to the provisions           Mgmt          For                            For
       of Section 228 and other applicable provisions,
       if any, of the Companies Act, 1956 [Act], to
       appoint as Branch Auditors of any branch office
       of the Company, whether existing or which may
       be opened/acquired hereafter, in India or abroad,
       in consultation with the Company's Auditors,
       any person(s) qualified to act as Branch Auditor
       within the provisions of Section 228 of the
       Act and to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 TATA MOTORS LIMITED                                                                         Agenda Number:  932930868
--------------------------------------------------------------------------------------------------------------------------
        Security:  876568502
    Meeting Type:  Annual
    Meeting Date:  24-Jul-2008
          Ticker:  TTM
            ISIN:  US8765685024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     RECEIVE; CONSIDER AND ADOPT THE AUDITED PROFIT            Mgmt          For                            For
       AND LOSS ACCOUNT FOR THE YEAR ENDED MARCH 31,
       2008.

O2     DECLARE A DIVIDEND ON ORDINARY SHARES.                    Mgmt          For                            For

O3     APPOINT A DIRECTOR IN PLACE OF MR RATAN N TATA,           Mgmt          For                            For
       WHO RETIRES BY ROTATION AND IS ELIGIBLE FOR
       REAPPOINTMENT.

O4     APPOINT A DIRECTOR IN PLACE OF MR R GOPALAKRISHNAN,       Mgmt          For                            For
       WHO RETIRES BY ROTATION AND IS ELIGIBLE FOR
       REAPPOINTMENT.

O5     APPOINT AUDITORS AND FIX THEIR REMUNERATION.              Mgmt          For                            For

S6     APPOINTMENT OF DR R A MASHELKAR AS A DIRECTOR.            Mgmt          For                            For

S7     COMMISSION TO NON-WHOLE-TIME DIRECTORS.                   Mgmt          For                            For

S8     REVISION IN THE TERMS OF REMUNERATION OF MR               Mgmt          For                            For
       RAVI KANT, MANAGING DIRECTOR.

09     INCREASE IN THE AUTHORISED SHARE CAPITAL AND              Mgmt          For                            For
       THE ALTERATION OF THE CAPITAL CLAUSE IN THE
       MEMORANDUM OF ASSOCIATION.+

10     ALTERATION OF THE ARTICLES OF ASSOCIATION OF              Mgmt          For                            For
       THE COMPANY.+

11     RAISING OF ADDITIONAL LONG TERM RESOURCES.+               Mgmt          For                            For

12     INCREASE IN BORROWING LIMITS.+                            Mgmt          For                            For

13     CREATION OF CHARGES.+                                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TATA MOTORS LTD                                                                             Agenda Number:  701648000
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85740143
    Meeting Type:  OTH
    Meeting Date:  09-Jul-2008
          Ticker:
            ISIN:  INE155A01014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 489258 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Approve, pursuant to the provisions of Section            Mgmt          For                            For
       16, sub-section (1)(a) read with sub-section
       2 of Section 94 and other applicable provisions,
       if any, of the Companies Act, 1956, [including
       any amendment thereto or re-enactment thereof]
       to increase the authorized share capital from
       INR 450,00,00,000 divided into 45,00,00,000
       ordinary shares of INR 10 each to INR 3,900,00,00,000
       divided into 70,00,00,000 ordinary shares of
       INR 10 each, 20,00,00,000 A ordinary shares
       of INR 10 each and 30,00,00,000 convertible
       cumulative preference shares of INR 100 each
       by the creation of 25,00,00,000 ordinary shares
       of INR 10 each 20,00,00,000 A ordinary shares
       of INR 10 each and 30,00,00,000  Convertible
       cumulative preference shares of INR 100 each
       and amend the clause V of the Memorandum of
       Association of the Company

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and other applicable provisions, if any,
       of the Companies Act, 1956 [including any amendments
       thereto or re-enactment thereof] the Articles
       74, 67A and 67B of the Articles of Association
       of the Company, as specified

S.3    Approve to raise the additional long term resources       Mgmt          For                            For

4.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in supersession of resolution no. 8 passed
       at the AGM of the Company held on 09 JUL 2007
       and pursuant to Section 293(1)(d) and all other
       applicable provisions, if any, of the Companies
       Act, 1956, [including any amendment thereto
       or re-enactment thereof] for borrowing from
       time to time any sum or sums of monies which,
       together with the monies already borrowed by
       the Company [apart from temporary loans obtained
       or to be obtained from the Company bankers
       in the ordinary course of business] may exceed
       the aggregate of the paid up capital of the
       Company and its free reserves, that is to say,
       reserves not set apart for any specified purpose,
       provided that the total amount so borrowed
       by the Board shall not at any time exceed that
       limit of INR 20,000 crores

5.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to Section 293(1)(d) and all other
       applicable provisions, if any, of the Companies
       Act, 1956, [including any amendment thereto
       or re-enactment thereof] to create such charges,
       mortgages and hypothecations in addition to
       the existing charges, mortgages and hypothecations
       created by the Company, on such movable and
       immovable properties both present and future,
       and in such manner as the Board may deem fit,
       together with power to take over the Management
       and concern of the Company in certain events,
       to or in favour of the Banks/Financial Institution
       other investing agencies and trustees for the
       holders of debentures/bonds and/or other instruments
       to secure rupee foreign currency loans and/or
       the issue debentures whether partly/fully convertible
       or non-convertible and/securities linked to
       ordinary shares and/or rupee/foreign currency
       convertible bonds and/or bonds with share warrants
       attached [hereinafter collectively referred
       to as Loans] provided that the total amount
       of loans together with interest thereon, additional
       interest, compound interest, liquidated damages,
       commitment charges, prem on pre-payment or
       on redemption, costs, charges, expenses and
       all other moneys payable by the Company respect
       of the said loans, shall not, at any time exceed
       the limit of INR 20,000 crores; authorize the
       Board to do all such acts, deeds and things
       execute all such documents, instruments in
       writing as may be required




--------------------------------------------------------------------------------------------------------------------------
 TATA MOTORS LTD                                                                             Agenda Number:  701652679
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85740143
    Meeting Type:  AGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  INE155A01014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008 and the balance
       sheet as at that date together with the report
       of the Directors and the Auditors thereon

2.     Declare a dividend on ordinary shares                     Mgmt          For                            For

3.     Re-appoint Mr. Ratan N. Tata as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. R. Gopalakrishnan as a Director,           Mgmt          For                            For
       who retires by rotation

5.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

6.     Appoint Dr. R.A. Mashelkar as a Director of               Mgmt          For                            For
       the Company, who was appointed by the Board
       of Directors as an Additional Director of the
       Company with effect from 28 AUG 2007 and who
       holds office upto the date of the forthcoming
       AGM of the Company, in terms of Section 260
       of the Companies Act, 1956 [the Act], as specified

S.7    Approve, pursuant to the provisions of section            Mgmt          For                            For
       309 and other applicable provisions, if any,
       of the Companies Act, 1956 (the Act), sum not
       exceeding 1% per annum of the net profits of
       the Company calculated in accordance with the
       provisions of Sections 198, 349 and 350 of
       the Act, be paid to and distributed amongst
       the non-whole time Directors of the Company
       or some or any of them in such amounts or proportions
       and in such manner and in all respects as may
       be decided and directed by the Board of Directors
       and such payments shall be made in respect
       of the profits of the Company for each year,
       for a period of 5 FY's commencing from 01 APR
       2008

8.     Approve, in the partial modification of Resolution        Mgmt          For                            For
       8 passed at the AGM of the Company held on
       11 JUL 2006 and pursuant to the provisions
       of Sections 198,269,309,310 and other applicable
       provisions, if any, read with Schedule XIII
       of the Companies Act, 1956, the Company hereby
       accords its approval to the revision in the
       terms of remuneration of Mr. Ravi Kant, as
       a Managing Director of the Company by way of
       an increase in the maximum amount of his salary
       [including the remuneration to be paid in the
       event of loss or inadequacy of profits in any
       FY during the tenure of his appointment] with
       authority to the Board of Directors or a Committee
       thereof to fix his salary within such maximum
       amount, increasing thereby, proportionately,
       all benefits related to the quantum of salary,
       with effect from 01 APR 2008, for the remainder
       of the tenure of his appointment i.e., up to
       and including 01 JUN 2009, as specified; and
       authorize the Board of Directors or a Committee
       thereof the Company to take all such steps
       as may be necessary, proper and expedient to
       give effect to his resolution




--------------------------------------------------------------------------------------------------------------------------
 TATA MOTORS LTD                                                                             Agenda Number:  701661755
--------------------------------------------------------------------------------------------------------------------------
        Security:  876568502
    Meeting Type:  AGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  US8765685024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BELOW ARE THE ORDINARY BUSINESS          Non-Voting    No vote
       AT MEETING. THANK YOU

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008 and the balance
       sheet as at date together with the report of
       the Directors and the Auditors thereon

2.     Declare a dividend on ordinary shares                     Mgmt          For                            For

3.     Re-appoint Mr. Ratan N. Tata as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. R. Gopalakrishnan as a Director,           Mgmt          For                            For
       who retires by rotation

5.     Appoint the Auditors and fix their remuneration           Mgmt          For                            For

       PLEASE NOTE THAT BELOW ARE THE SPECIAL BUSINESS           Non-Voting    No vote
       AT MEETING. THANK YOU

6.     Appoint Dr. R.A. Mashelkar as a Director                  Mgmt          For                            For

7.     Approve the Commission to Non-Whole-Time Directors        Mgmt          For                            For

8.     Approve to revise the terms of remuneration               Mgmt          For                            For
       of Mr. Ravi Kant, Managing Director

       PLEASE NOTE THAT BELOW ARE THE SOLICITATION               Non-Voting    No vote
       OF CONSENTS BY POSTAL BALLOT [SECTION 192A
       OF THE COMPANIES ACT, 1956 OF INDIA]. ALSO
       NOTE THAT THE SHAREHOLDERS CAN ONLY VOTE FOR
       OR AGAINST RESOLUTIONS 9 - 13. THANK YOU.

9.     Approve to increase the authorized share capital          Mgmt          For                            For
       and the alteration of the Capital Clause in
       the Memorandum of Association o the Company

10.    Amend the Articles of Association of the Company          Mgmt          For                            For

11.    Approve to raise the additional long term resources       Mgmt          For                            For

12.    Approve to increase in borrowing limits                   Mgmt          For                            For

13.    Approve the creation of charges                           Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN TEXT OF COMMENT. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TATA POWER CO LTD                                                                           Agenda Number:  701682747
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85481128
    Meeting Type:  AGM
    Meeting Date:  10-Sep-2008
          Ticker:
            ISIN:  INE245A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as at that date together with the reports
       of the Directors and the Auditors thereon

2.     Declare a dividend on Equity Shares                       Mgmt          For                            For

3.     Approve that Mr. Syamal Gupta as a Director               Mgmt          For                            For
       of the Company, liable to retire by rotation;
       the vacancy on the Board of Directors of the
       Company so created be not filled

4.     Re-appoint Mr. R. Gopalakrishnan as a Director,           Mgmt          For                            For
       who retires by rotation

5.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

6.     Appoint Mr. D.M. Satwalekar as a Director                 Mgmt          For                            For

7.     Appoint Dr. R.H. Patil as a Director                      Mgmt          For                            For

8.     Appoint Mr. P.G. Mankad as a Director                     Mgmt          For                            For

9.     Appoint Mr. S. Padmanabhan as a Director                  Mgmt          For                            For

10.    Approve, pursuant to the provisions of the Sections       Mgmt          For                            For
       198, 269, 309 and other applicable provisions,
       if any, of the Companies Act, 1956 [the Act],
       as amended or re-enacted from time to time,
       read with the Schedule XlII to the Act, of
       the appointment and terms of remuneration of
       Mr. S. Padmanabhan as the Executive Director
       of the Company for the period from 06 FEB 2008
       to 05 FEB 2013, upon the terms and conditions
       as specified, convening this meeting including
       the remuneration to be paid in the event of
       loss or inadequacy of profits in any FY; and
       authorize the Directors to alter and vary the
       terms and conditions of the said appointment
       in such manner as may be agreed to between
       the Directors and Mr. Padmanabhan

11.    Appoint Mr. B. Agrawala as a Director                     Mgmt          For                            For

12.    Approve, pursuant to the provisions of the Sections       Mgmt          For                            For
       198, 269, 309 and other applicable provisions,
       if any, of the Companies Act 1956 [the Act],
       as amended or re-enacted from time to time,
       read with Schedule XIII to the Act, of the
       appointment and terms of remuneration of Mr.
       B. Agrawala as the Executive Director of the
       Company for the period from 15 FEB 2008 to
       14 FEB 2013, upon the terms and conditions
       as specified, convening this meeting including
       the remuneration to be paid in the event of
       loss or inadequacy of profits in any FY; and
       authorize the Directors to alter and vary the
       terms and conditions of the said appointment
       in such manner as may be agreed to between
       the Directors and Mr. Agrawala

S.13   Approve, pursuant to the provisions of the Section        Mgmt          For                            For
       309 and other applicable provisions, if any,
       of the Companies Act, 1956 [the Act], a sum
       not exceeding 1% per annum of the net profits
       of the Company calculated in accordance with
       the provisions of the Sections 198, 349 and
       350 of the Act, be paid to and distributed
       amongst the Directors of the Company or some
       or any of them [other than the Managing Director
       and the Executive Director(s)] in such amounts
       or proportions and in such manner and in all
       respects as may be directed by the Board of
       Directors and such payments shall be made in
       respect of the profits of the Company for each
       year of the per of 5 years commencing 01 APR
       2008

14.    Approve, in partial modification of the Resolution        Mgmt          For                            For
       7 passed at the AGM of the Company held on
       08 AUG 2007 for the appointment and terms of
       remuneration of Mr. P.R. Menon, Managing Director
       of the Company and in accordance with the provisions
       of the Sections 198, 269, 309, 310 and other
       applicable provisions if any, of the Companies
       Act, 1956 [the Act] read with the Schedule
       XIII to the Act, of the revision in the maximum
       amount of salary payable to Mr. Menon [including
       the remuneration to be paid in the event of
       loss or inadequacy of profits in any FY] during
       the tenure of his appointment with authority
       to the Board of Directors to fix his salary
       within such maximum amount, increasing thereby,
       proportionately, all benefits related to the
       quantum of salary, with effect from 01 APR
       2008 for the remainder of the tenure of his
       contract as specified convening this meeting

15.    Approve, in partial modification of the Resolutions       Mgmt          For                            For
       7, 6 and 12 passed at the AGM of the Company
       held on 04 AUG 2005, 01 AUG 2006 and 08 AUG
       2007 respectively for the appointment and terms
       of remuneration of Mr. S. Ramakrishnan, Executive
       Director of the Company, and in accordance
       with the provisions of the Sections 198, 269,
       309, 310 and other applicable provisions, if
       any, of the Companies Act, 1956 [the Act] read
       with Schedule XIII to the Act, of the revision
       in the maximum amount of salary payable to
       Mr. Ramakrishnan [including the remuneration
       to be paid in the event of loss or inadequacy
       of profits in any FY] during the tenure of
       his appointment with authority to the Board
       of Directors to fix his salary within such
       maximum amount increasing thereby, proportionately,
       all benefits related to the quantum of salary,
       with effect from 01 APR 2008 for the remainder
       of the tenure of his contract as specified
       convening this meeting

16.    Re-appoint, pursuant to the provisions of the             Mgmt          For                            For
       Section 228 and other applicable provisions,
       if any, of the Companies Act 1 956 [the Act],
       Hoda Vasi Chowdhury & Co., Bangladesh as the
       Branch Auditors of the Company to hold office
       from the conclusion of this meeting until the
       conclusion of the next AGM of the Company and
       to examine and audit the books of account of
       the Branch Office of the Company located at
       Bangladesh for the FY 2008-09 on such remuneration
       as may be mutually agreed upon between the
       Board of Directors of the Company and the Branch
       Auditors plus reimbursement of service tax,
       traveling and out-of-pocket expenses; and authorize
       the Board of Directors of the Company pursuant
       to the provisions of Section 228 and other
       applicable provisions, if any, of the Act,
       to appoint as Branch Auditors of any branch
       office which may be opened hereafter in India
       or abroad in consultation with the Company's
       Auditors, any person qualified to act as Branch
       Auditor within the provisions of the said Section
       228 and approve to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 TATA STEEL LTD, MUMBAI                                                                      Agenda Number:  701670944
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8547N139
    Meeting Type:  AGM
    Meeting Date:  28-Aug-2008
          Ticker:
            ISIN:  INE081A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited profit             Mgmt          For                            For
       and loss account for the YE 31 MAR 2008 and
       the balance sheet as at the date together with
       the report of the Board of Directors and the
       Auditors thereon

2.     Declare a Dividend on the 2% Cumulative Convertible       Mgmt          For                            For
       Preference Shares

3.     Declare a dividend on ordinary shares                     Mgmt          For                            For

4.     Re-appoint Mr. S.M. Palia as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Suresh Krishna as a Director,              Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Mr. Ishaat Hussain as a Director,              Mgmt          For                            For
       who retires by rotation

7.     Re-appoint Dr. J.J. Irani as a Director, who              Mgmt          For                            For
       retires by rotation

8.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

9.     Appoint Mr. Andrew Robb as a Director under               Mgmt          For                            For
       the provisions of Section 257 of the Act

10.    Appoint Dr. T. Mukherjee as a Director under              Mgmt          For                            For
       the provisions of Section 257 of the Act

11.    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as "the Board" which
       term shall be deemed to include any Committee
       thereof], in superession of Resolution 16 passed
       at the AGM of the Company held on 05 JUL 2006,
       in terms of Section 293(1)(d) and other applicable
       provisions, if any, of the Companies Act, 1956,
       for borrowing from time to time any sum or
       sums of monies which together with the monies
       already borrowed by the Company [apart from
       temporary loans obtained or to be obtained
       from the Company's bankers in the ordinary
       course of business] may exceed the aggregate
       of the paid up capital of the Company and its
       free reserves, that is to say, reserves not
       set apart for any specific purpose, provided
       that the total amount so borrowed by the Board
       shall not at any time exceed the limit of INR
       40,000 crores

12.    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       thereof], pursuant to Section 293(1)(a) and
       other applicable provisions, if any, of the
       Companies Act, 1956, to create such charges,
       mortgages and hypothecations in addition to
       the existing charges, mortgages and hypothecations
       created by the Company, on such movable and
       immovable properties, both present and future,
       and in such manner as the Board may deem fit,
       together with power to take over the Management
       and concern of the Company in certain events
       in favour of Banks/Financial institutions,
       other investing agencies and trustees for the
       holders of debentures/bonds/other instruments
       to secure rupee/foreign currency loans and/or
       the issue of debentures whether partly/fully
       convertible or non-convertible and/or securities
       linked to ordinary shares and/or rupee/foreign
       currency convertible bonds and/or bonds with
       share warrants attached [hereinafter collectively
       referred to as Loans] provided that the total
       amount of loans together with interest thereon,
       additional interest, compound interest, liquidated
       damages, commitment charges, premia on pre-payment
       or on redemption, costs, charges, expenses
       and all other moneys payable by the Company
       in respect of the said loans, shall not, at
       any time exceed the limit of INR 40,000 crores;
       and to do all such acts, deeds and things,
       to execute all such documents, instruments
       and writings as may be required

13.    Re-appoint, pursuant to the provisions of Section         Mgmt          For                            For
       228 and other applicable provisions, if any,
       of the Companies Act, 1956, [the Act], Messrs.
       Deloitte & Touche, Singapore, the retiring
       Branch Auditors of the Singapore Branch of
       the Company as the Branch Auditors of the Company
       to hold office from the conclusion of this
       meeting up to the conclusion of the next AGM
       of the Company and to examine and audit the
       books of account of the Branch Office of the
       Company located at Singapore for the FY 2008-2009
       on such remuneration as may be mutually agreed
       upon between the Board of Directors and the
       Branch Auditors, plus reimbursement of service
       tax, out-of-pocket, travelling and living expenses,
       incurred in connection with the audit; authorize
       the Board of Director of the Company, pursuant
       to the provisions of Section 228 and other
       applicable provisions, if any, of the Act,
       to appoint as the Branch Auditors of any branch
       office which may be opened hereafter in India
       or abroad in consultation with the Company's
       Auditors, any person qualified to act as Branch
       Auditor within the provisions of the said Section
       228 of the Act and approve to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 TATA STEEL LTD, MUMBAI                                                                      Agenda Number:  701676960
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8547N170
    Meeting Type:  AGM
    Meeting Date:  28-Aug-2008
          Ticker:
            ISIN:  INE081A03018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008, and the balance
       sheet as at the date together with the report
       of the Board of Directors and the Auditors
       thereon

2.     Declare a Dividend on the 2% cumulative convertible       Mgmt          For                            For
       preference share

3.     Declare dividend on ordinary shares                       Mgmt          For                            For

4.     Re-appoint Mr. S.M. Palia as a Director, who              Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Suresh Krishna as a Director,              Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Mr. Ishaat Hussain as a Director,              Mgmt          For                            For
       who retires by rotation

7.     Re-appoint Dr. J.J. Irani as a Director, who              Mgmt          For                            For
       retires by rotation

8.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

9.     Appoint Mr. Andrew Robb as a Director of the              Mgmt          For                            For
       Company

10.    Appoint Dr. T. Mukherjee as a Director of the             Mgmt          For                            For
       Company

11.    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       thereof], in supersession of Resolution 16
       passed at the AGM of the Company held on 05
       JUL 2006, in terms of Section 293(1)(d) and
       other applicable provisions, if any, of the
       Companies Act, 1956 for borrowing from time
       to time any sum of sums of monies which together
       with the monies already borrowed by the Company
       [apart from temporary loans obtained or to
       be obtained from the Company's bankers in the
       ordinary course of business] may exceed the
       aggregate of the paid up capital of the Company
       and its free reserves, that is to say, reserves
       not set apart for any specific purpose provided
       that the total amount so borrowed by the Board
       shall not at any time exceed the limit of INR
       40,000 crores

12.    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       thereof], pursuant to Section 293(1)(a) and
       other applicable provisions, if any, of the
       Companies Act, 1956, to create such charges,
       mortgages and hypothecations in addition to
       the existing charges, mortgages and hypothecations
       created by the Company, on such movable and
       immovable properties, both present and future,
       and in such manner as the Board may deem fit,
       together with power to take over the management
       concern of the Company in certain events in
       favour of Banks/Financial Institutions, other
       investing agencies and trustees for the holders
       of debentures/bonds/other instruments to secure
       rupee/foreign currency loans and/or the issue
       of debentures whether partly/fully convertib1e
       or non-convertible and/or securities linked
       to ordinary shares and/or rupee/foreign currency
       convertible bonds and/or bonds with share warrants,
       attached [hereinafter collectively referred
       to as Loans] provided that the total amount
       of loans together with interest thereon, additional
       interest, compound interest, liquidated damages,
       commitment charges, premia on pre-payment or
       on redemption, costs, charges, expenses and
       all other moneys payable by the Company in
       respect of the said loans, shall not at any
       time exceed the limit of INR 40,000 crores;
       and the Board to do all such acts, deeds and
       things, to execute all such documents, instruments
       and writings as may be required

13.    Re-appoint, pursuant to the provisions of Section         Mgmt          For                            For
       228 and other applicable provisions, if any,
       of the Companies Act, 1956, [the Act], Messrs.
       Deloitte & Touche, Singapore, the retiring
       Branch Auditors of the Singapore Branch of
       the Company, as the Branch Auditors of the
       Company to hold office from the conclusion
       of this meeting upto the conclusion of the
       next AGM of the Company and to examine and
       audit the books of account of the Branch Office
       of the Company located at Singapore for the
       FY 2008-2009 on such remuneration as may be
       mutually agreed upon between the Board of Directors
       and the Branch Auditors, plus reimbursement
       of service tax, out-of-pocket, travelling and
       living expenses, incurred in connection with
       the audit, and authorize the Board of Directors
       of the Company pursuant to provisions, if any,
       of the Act, to appoint Branch Auditors of any
       branch office which may be opened hereafter
       in India or abroad in consultation with the
       Companys Auditors, any person qualified to
       act as Branch Auditor with in the provisions
       of the said Section 228 of the Act and approve
       to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 TATA TEA LTD                                                                                Agenda Number:  701671946
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85484114
    Meeting Type:  AGM
    Meeting Date:  22-Aug-2008
          Ticker:
            ISIN:  INE192A01017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit and loss account             Mgmt          For                            For
       for the YE 31 MAR 2008, the balance sheet as
       at the date together with the reports of the
       Directors and the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. R.K. Krishna Kumar as a Director,          Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. U.M. Rao as a Director, who retires        Mgmt          For                            For
       by rotation

5.     Re-appoint Dr. Amrita H. Patel as a Director,             Mgmt          For                            For
       who retires by rotation

6.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

7.     Appoint Mr. Peter Dylan Unsworth as a Director            Mgmt          For                            For
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 TATA TELESERVICES (MAHARASHTRA) LTD                                                         Agenda Number:  701668937
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y37526111
    Meeting Type:  AGM
    Meeting Date:  12-Aug-2008
          Ticker:
            ISIN:  INE517B01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company's audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008, the audited profit and loss
       account and the audited cash flow statement
       for the FYE on that date together with the
       Directors' and the Auditors' report thereon

2.     Re-appoint M/s. Deloitte Haskins & Sells, Chartered       Mgmt          For                            For
       Accountants, as the Auditors of the Company
       to hold office from the conclusion of this
       meeting until the conclusion of the next AGM
       of the Company on remuneration to be decided
       by the Board of Directors

3.     Re-elect Mr. Arunkumar R. Gandhi as a Director            Mgmt          For                            For
       of the Company, liable to retirement by rotation

4.     Re-elect Mr. S. Ramadorai as a Director of the            Mgmt          For                            For
       Company, liable to retirement by rotation

5.     Appoint Dr. Mukund Rajan as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation

6.     Appoint Mr. Anil Sardana as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation

7.     Appoint Mr. Nadir Godrej as a Director of the             Mgmt          For                            For
       Company, liable to retire by rotation

8.     Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       the provisions of Section 293 (1) (d) and other
       applicable provisions, if any, of the Companies
       Act, 1956 [including any statutory modifications
       or re-enactments thereof], for borrowing any
       sum or sums of money from time to time from
       any one or more of the Company's bankers and/or
       from any one or more other persons, firms,
       bodies Corporate or financial institutions,
       whether in India or abroad, and whether by
       way of cash credit advance or deposits, loans
       or bill discounting, issue of debentures or
       other securities or otherwise and whether unsecured
       or secured by mortgage, charge, hypothecation
       or lien or pledge of the Company's assets,
       licences and properties, whether immovable
       or movable or stock-in-trade [including raw
       materials, stores, spare parts and components
       in stock or n transit] and work-in-progress
       and all or any of the undertaking of the Company
       notwithstanding that the moneys to be borrowed
       together with moneys already borrowed by the
       Company [apart from temporary loans obtained
       from the Company's bankers in the ordinary
       course of business] will or may exceed the
       aggregate of the paid-up capital of the Company
       and its free reserves, that is to say, reserves
       not set apart for any specific purpose, so
       that the total amount upto which the moneys
       may be borrowed by the Board of Directors [hereinafter
       refferred to as 'the Board' which expression
       shall include any Committees thereof] and outstanding
       at any time shall not exceed the sum of INR
       6,000,00,00,000 and authorize the Board to
       execute such debenture trust deeds or mortgage,
       charge, hypothecation, lien, promissory notes,
       deposit receipts and other deeds and instruments
       or writings containing such conditions and
       covenants as it may deem fit




--------------------------------------------------------------------------------------------------------------------------
 TATUNG CO LTD                                                                               Agenda Number:  701963349
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8548J103
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002371002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544814 DUE TO RECEIPT OF ADDITONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations and the 2008 financial       Non-Voting    No vote
       statements

A.2    The 2008 audited reports                                  Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve the proposal of long-term capital injection       Mgmt          For                            For
       by issuing new shares, global depositary receipt
       or issuance of securities via private placement

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve to revise the procedures of trading               Mgmt          For                            For
       derivatives

B.8    Approve to revise the rules of shareholder meeting        Mgmt          For                            For

B.9    Approve to revise the election rules of the               Mgmt          For                            For
       Directors and Supervisors

B.10   Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TECO ELEC & MACHY LTD                                                                       Agenda Number:  701972451
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8563V106
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0001504009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the audited reports                             Non-Voting    No vote

A.3    To report the status of investment for 2008               Non-Voting    No vote

A.4    To report the status of endorsement, guarantee            Non-Voting    No vote
       and monetary loans

A.5    To report the status of buyback treasury stock            Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.5 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.5    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B61.1  Elect Mr. Theodore M. H. Huang, Shareholder               Mgmt          For                            For
       No: 49 as a Director

B61.2  Elect Mr. Fred P. C. Huang, Shareholder No:               Mgmt          For                            For
       122 as a Director

B61.3  Elect Mr. John C. T. Huang, Shareholder No:               Mgmt          For                            For
       7623 as a Director

B61.4  Elect Mr. Hsien Sheng Kuo, Shareholder No: 103            Mgmt          For                            For
       as a Director

B61.5  Elect Yaskawa Electric Corporation/Shareholder            Mgmt          For                            For
       No: 300021, representative: Mr. Masao Kito
       as a Director

B61.6  Elect Tong Ho Global Investment Company Limited/ShareholderMgmt          For                            For
       No: 167061, representative: Mr. C. K. Liu as
       a Director

B61.7  Elect Jung Gi Investment Company Limited/Shareholder      Mgmt          For                            For
       No: 83646, representative: Mr. Emilie Sun as
       a Director

B61.8  Elect Mao Yang Company Limited/Shareholder No:            Mgmt          For                            For
       110364, representative: Mr. Yung Hsiang Chang
       as a Director

B61.9  Elect Creative Sensor, Incorporation, Shareholder         Mgmt          For                            For
       No: 367160, representative: Mr. S.C. Lin as
       a Director

B6110  Elect Lien Chang Electronic Enterprise Company            Mgmt          For                            For
       Limited, Shareholder No: 367193, representative:
       Mr. Sophia Chiu as a Director

B6111  Elect Kuang Yuan Industrial Company Limited/Shareholder   Mgmt          For                            For
       No: 15700, representative: Mr. Chung Te Chang
       as a Director

B62.1  Elect Tong Kuang Investment Company Limited/Shareholder   Mgmt          For                            For
       No: 16234, representative: Mr. Po Yuan Wang
       as a Supervisor

B62.2  Elect Tong Kuang Investment Company Limited/Shareholder   Mgmt          For                            For
       No: 16234, representative: Mr. Hsin Yi Lin
       as a Supervisor

B.7    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.8    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  701872170
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  AGM
    Meeting Date:  14-Apr-2009
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE`

       PLEASE NOTE THAT VOTES IN FAVOUR 'AND' AGAINST            Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED ONLY
       VOTES IN FAVOUR AND/OR ABSTAIN OR AGAINST AND
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTION
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Acknowledge the Director's accounts, examine,             Mgmt          For                            For
       discuss and approve the Board of Directors
       report and the financial statements for the
       FYE 31 DEC 2008, accompanied by the Independent
       Auditor's opinion

II.    Approve the distribution of net profits from              Mgmt          For                            For
       the 2008 FY and to pay Company dividends, within
       the limits of interest over capital declared
       during the 2008 FY, the payment of profit sharing
       to the employees in accordance with that which
       is provided for in Article 37 of the Corporate
       Bylaws

III.   Elect the Members of the Finance Committee and            Mgmt          For                            For
       their respective substitutes

IV.    Approve to decide on the remuneration for Administrators  Mgmt          For                            For
       and the Members of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  701872182
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X109
    Meeting Type:  AGM
    Meeting Date:  14-Apr-2009
          Ticker:
            ISIN:  BRTNLPACNPR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. O
       NLY VOTES IN FAVOR AND/OR ABSTAIN O R AGAINST
       AND/ OR ABSTAIN ARE ALLOW ED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM III ONLY.THANK YOU.

I.     To take knowledge of the Director's accounts,             Non-Voting    No vote
       examine, discuss and approve the Board of Directors
       report and the financial statements for the
       FYE 31 DEC 2008, accompanied by the independent
       Auditor's opinion

II.    To approve the distribution of net profits from           Non-Voting    No vote
       the 2008 FY and to pay Company dividends, within
       the limits of interest over capital declared
       during the 2008 FY, the payment of profit sharing
       to the employees in accordance with that which
       is provided for in article 37 of the Corporate
       Bylaws

III.   Elect the Members of the Finance Committee and            Mgmt          For                            For
       their respective substitutes

IV.    To decide on the remuneration for Administrators          Non-Voting    No vote
       and Members of the finance Committee




--------------------------------------------------------------------------------------------------------------------------
 TELECOM ARGENTINA SA, BUENOS AIRES                                                          Agenda Number:  701874934
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9028N101
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  ARP9028N1016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No Action
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

1.     Approve the designation of two share holders              Mgmt          No Action
       and to sign the minutes

2.     Approve the documentation provided for in Article         Mgmt          No Action
       234, Line 1, of law 19550, of the Rules of
       the National Securities Commission and of the
       listing regulations of the Buenos Aires Stock
       Exchange and of the accounting documentation
       in the English language, required by the Rules
       of the securities and exchange commission of
       the United States of America, for the 20th
       FY, which ended on 31 DEC 2008

3.     Approve the results from the FY and of the proposal       Mgmt          No Action
       from the Board of Directors to allocate to
       the constitution of a legal reserve the amount
       of ARS 12,633,414 [5% of the result from the
       FY, plus or minus the adjustments from previous
       FY's and after the absorption of the losses]
       and to allocate the balance of the unallocated
       results to 31 DEC 2008, [ARS 240,034,873] to
       the partial recomposition of the legal reserve
       that was allocated to the absorption of accumulated
       losses to 31 DEC 2005, [ARS 277,242,773]

4.     Approve the term in office of the Board of Directors      Mgmt          No Action
       and of the oversight Committee that acted during
       the 20th FY

5.     Approve the remuneration for the remuneration             Mgmt          No Action
       for the Board of Directors [ARS 3,500,000 allocated
       amount] for the FY that ended on 31 DEC 2008,
       which totals 1.44% of the accounting profit

6.     Authorize the Board of Directors to make interim          Mgmt          No Action
       payments against the compensation account,
       for up to ARS 4,000,000, to the Members of
       the Board of Directors who are in office during
       the 21st FY, subject to that which is decided
       on by the shareholder meeting that considers
       the documentation from said FY

7.     Approve to compensate for the Oversight Committee         Mgmt          No Action
       that was in office during the 20th FY, grant
       authority to make interim payments to the Members
       of the Oversight Committee who are in office
       during the 21st FY, subject to that which is
       decided on by the shareholders meeting that
       considers the documentation from said FY

8.     Approve to determine the number of full and               Mgmt          No Action
       alternate Members of the Board of Directors
       for the 21st FY and elect the same

9.     Elect the full and Alternate Members of the               Mgmt          No Action
       Oversight Committee for the 21st FY

10.    Approve the designation of the outside Auditors           Mgmt          No Action
       of the financial statements for the 21st FY
       and determination of their compensation, as
       well as that which belongs to those who performed
       this role during the FY that ended 31 DEC 2008

11.    Approve the budget for the Audit Committee,               Mgmt          No Action
       for the 2009 FY

12.    Approve the special, consolidated, merger balance         Mgmt          No Action
       sheet of Cubecorp Argentina S.A. and Telecom
       Argentina S.A., prepared to 31 DEC 2008, and
       of the corresponding report from the Oversight
       Committee

13.    Approve the pre-merger under taking signed by             Mgmt          No Action
       Cubecorp Argentina S.A. [as the Company to
       be absorbed, which will be dissolved without
       being liquidated], on the one hand, and on
       the other, by Telecom Argentina S.A.[as the
       Company conducting the merger], approved by
       the Boa rd of Directors on 06 MAR 2009

14.    Approve the designation of the persons authorized         Mgmt          No Action
       to file the Definitive Merger Agreement and
       complementary documentation

15.    Approve the designation of the persons charged            Mgmt          No Action
       with carrying out the steps relative to the
       approval and registration of the merger




--------------------------------------------------------------------------------------------------------------------------
 TELECOM ARGENTINA, S.A.                                                                     Agenda Number:  933050647
--------------------------------------------------------------------------------------------------------------------------
        Security:  879273209
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2009
          Ticker:  TEO
            ISIN:  US8792732096
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINT TWO SHAREHOLDERS TO APPROVE AND SIGN              Mgmt          For
       THE MINUTES OF THE MEETING.

02     REVIEW OF THE DOCUMENTS PROVIDED FOR IN SECTION           Mgmt          For
       234, SUBSECTION 1 OF LAW N 19,550, THE COMISION
       NACIONAL DE VALORES REGULATION AND THE LISTING
       REGULATIONS OF THE BOLSA DE COMERCIO DE BUENOS
       AIRES, AND OF THE ACCOUNTING DOCUMENTS IN ENGLISH
       LANGUAGE REQUIRED BY THE U.S. SECURITIES &
       EXCHANGE COMMISSION REGULATION FOR THE 20TH
       FISCAL YEAR ENDED ON DECEMBER 31, 2008.

03     CONSIDERATION OF THE NET INCOME OF THE FISCAL             Mgmt          For
       YEAR AND THE PROPOSAL OF THE BOARD OF DIRECTORS
       TO ALLOCATE THE AMOUNT OF $ 12,633,414.- (5%
       OF THE FISCAL YEAR NET INCOME AFTER PREVIOUS
       FISCAL YEARS ADJUSTMENTS AND LOSS DEDUCTION)
       TO THE LEGAL RESERVE AND USE THE BALANCE OF
       THE ACCUMULATED EARNINGS AS OF DECEMBER 31,
       2008 ($ 240,034,873.-) TO PARTLY RECONSTITUTE
       THE LEGAL RESERVE WHICH HAD BEEN ALLOCATED
       TO ABSORB THE ACCUMULATED LOSS AS OF DECEMBER
       31, 2005 ($ 277,242,773.-).

04     REVIEW OF THE PERFORMANCE OF THE BOARD OF DIRECTORS       Mgmt          For
       AND THE SUPERVISORY COMMITTEE ACTING DURING
       THE 20TH FISCAL YEAR.

05     DETERMINATION OF THE BOARD OF DIRECTORS' COMPENSATION     Mgmt          For
       (P$3,500,000,- ALLOCATED AMOUNT) FOR THE FISCAL
       YEAR ENDED ON DECEMBER 31, 2008, WHICH REPRESENT
       1.44% OF ACCOUNTABLE EARNINGS.

06     AUTHORIZATION OF THE BOARD OF DIRECTORS TO MAKE           Mgmt          For
       ADVANCE PAYMENTS OF FEES FOR UP TO P$4.000.000
       PAYABLE TO THOSE DIRECTORS ACTING DURING THE
       21ST FISCAL YEAR, ADREFERENDUM TO THE DECISION
       PASSED AT THE SHAREHOLDERS' MEETING REVIEWING
       THE DOCUMENTS OF SUCH FISCAL YEAR.

07     DETERMINATION OF THE FEES PAYABLE TO THE SUPERVISORY      Mgmt          For
       COMMITTEE ACTING DURING THE 20TH FISCAL YEAR.
       AUTHORIZATION TO MAKE ADVANCES TO THE MEMBERS
       OF THE SUPERVISORY COMMITTEE WHO WILL ACT DURING
       THE 21ST FISCAL YEAR, CONTINGENT ON THE DECISION
       ADOPTED AT THE SHAREHOLDERS' MEETING THAT WILL
       REVIEW THE DOCUMENTS OF SUCH FISCAL YEAR AND
       THEIR ELECTION.

08     DETERMINATION OF THE NUMBER OF THE REGULAR AND            Mgmt          For
       ALTERNATE DIRECTORS FOR THE 21ST FISCAL YEAR
       AND THEIR ELECTION.

09     ELECTION OF THE REGULAR AND ALTERNATE MEMBERS             Mgmt          For
       OF THE SUPERVISORY COMMITTEE FOR THE 21ST FISCAL
       YEAR.

10     APPOINTMENT OF THE INDEPENDENT AUDITORS OF THE            Mgmt          For
       FINANCIAL STATEMENTS FOR THE 21ST FISCAL YEAR
       AND DETERMINATION OF THEIR COMPENSATION AS
       WELL AS THAT PERTAINING FOR THOSE ACTING DURING
       FISCAL ENDED DECEMBER 31, 2008.

11     CONSIDERATION OF THE BUDGET TO BE ASSIGNED TO             Mgmt          For
       THE AUDIT COMMITTEE FOR FISCAL YEAR 2009.

12     REVIEW OF THE MERGER SPECIAL CONSOLIDATED BALANCE         Mgmt          For
       SHEET OF CUBECORP ARGENTINA S.A. AND TELECOM
       ARGENTINA S.A., PREPARED AS OF DECEMBER 31,
       2008 AND THE RELEVANT REPORT MADE BY THE SUPERVISORY
       COMMITTEE.

13     REVIEW OF THE PRELIMINARY MERGER AGREEMENT EXECUTED       Mgmt          For
       BY CUBECORP ARGENTINA S.A. (AS ACQUIRED COMPANY
       WHICH WILL BE DISSOLVED WITHOUT LIQUIDATION)
       AND TELECOM ARGENTINA S.A. (AS SURVIVING COMPANY)
       AND APPROVED BY TELECOM'S BOARD OF DIRECTORS
       ON MARCH 6, 2009.

14     APPOINT THE PERSONS AUTHORIZED TO EXECUTE THE             Mgmt          For
       FINAL MERGER AGREEMENT AND THE SUPPLEMENTARY
       DOCUMENTS.

15     APPOINT THE PERSONS RESPONSIBLE FOR THE PROCEEDINGS       Mgmt          For
       NECESSARY FOR MERGER APPROVAL AND REGISTRATION.




--------------------------------------------------------------------------------------------------------------------------
 TELECOM EGYPT S A E                                                                         Agenda Number:  701648187
--------------------------------------------------------------------------------------------------------------------------
        Security:  M87886103
    Meeting Type:  EGM
    Meeting Date:  06-Jul-2008
          Ticker:
            ISIN:  EGS48031C016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE. THANK YOU.

1.     Approve to renew the Executive Manager contract           Mgmt          No Action
       for another year starting from 13 AUG 2008
       according to the Article 25 from the Company's
       basic decree

2.     Approve to amend the Article number 43 from               Mgmt          No Action
       the Company's basic decree




--------------------------------------------------------------------------------------------------------------------------
 TELECOM EGYPT S A E                                                                         Agenda Number:  701850174
--------------------------------------------------------------------------------------------------------------------------
        Security:  M87886103
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  EGS48031C016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Receive the Board of Directors report on the              Mgmt          No Action
       Company's activity for the Fiscal period ending
       31 DEC 2008

2.     Receive the Auditor report for the Fiscal period          Mgmt          No Action
       ending 31 DEC 2008

3.     Receive the Financial statements and other financial      Mgmt          No Action
       documents for the Fiscal period ending 31 DEC
       2008

4.     Approve the list of cash dividends distribution           Mgmt          No Action
       for the Fiscal period ending 31 DEC 2008

5.     Approve to discuss the hiring the Auditor for             Mgmt          No Action
       the Fiscal year ending on 31 DEC 2009 and determining
       their Fees

6.     Approve to release the Board of Directors responsibility  Mgmt          No Action
       for the FYE 31 DEC 2008

7.     Approve the Donations for the FY 2008 and authorize       Mgmt          No Action
       the Board of Directors to make donations for
       the FY 2009

8.     Approve the Attendance and transportation for             Mgmt          No Action
       the YE 31 DEC 2009

9.     Approve to extend the contract for Mr. Abdel              Mgmt          No Action
       Hamid Hamdy as Deputy Executive HR Manager
       for one year as of 04 AUG 2009




--------------------------------------------------------------------------------------------------------------------------
 TELECOMUNICACOES DE SAO PAULO  S A - TELESP                                                 Agenda Number:  701743444
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90337109
    Meeting Type:  EGM
    Meeting Date:  11-Nov-2008
          Ticker:
            ISIN:  BRTLPPACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

I.     Ratify the nomination and hiring of the Specialized       Mgmt          For                            For
       Company Hirashima and Associados Ltda., charged
       by the Company's administration with the preparation
       of the evaluation of the Companies Telefonica
       Data Do Brazil Participacoes Ltda, Dabr and
       Telefonica Televisao Participacoes S.A. TTP,
       aiming at the takeover of the same by Telesp
       takeovers, in accordance with the material
       fact published on 21 OCT 2008, published on
       22 OCT 2008, in the state's official gazetteer
       and in Gazeta Mercantil

II.    Approve the examination and concerning the evaluation     Mgmt          For                            For
       reports prepared by the Specialized Company
       mentioned in item 'I' above, that constitute
       exhibits, respectively, of the takeover protocol
       and justification instrument between Telecomunicacoes
       De Sao Paulo S.A. Telesp and Dabr and the takeover
       protocol and justification instrument between
       Telecom Unicacoes De Sao Paulo S.A. Telesp
       and TTP Protocols

III.   Approve the examination and concerning the protocols      Mgmt          For                            For
       mentioned in item II above, as well as the
       takeover of Dabr and TTP by Telesp with the
       transfer of the net assets of the Companies
       taken over to Telesp takeover Company

IV.    Approve to increase the capital of the Company            Mgmt          For                            For
       as a result of the takeover of Dabr, with the
       consequent amendment of the main part of Article
       5 of the Corporate Bylaws, as well as the consolidation
       of the Company's Corporate Bylaws




--------------------------------------------------------------------------------------------------------------------------
 TELECOMUNICACOES DE SAO PAULO  S A - TELESP                                                 Agenda Number:  701756667
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90337117
    Meeting Type:  EGM
    Meeting Date:  11-Nov-2008
          Ticker:
            ISIN:  BRTLPPACNPR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS. SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

I.     Ratification of the nomination and hiring of              Non-Voting    No vote
       the Specialized Company Hirashima and Associados
       Ltda., charged by the Company's administration
       with the preparation of the evaluation of the
       Companies Telefonica Data Do Brazil Participacoes
       Ltda, Dabr and Telefonica Televisao Participacoes
       S.A. TTP, aiming at the takeover of the same
       by Telesp takeovers, in accordance with the
       material fact published on 21 OCT 2008, published
       on 22 OCT 2008, in the state's official gazetteer
       and in Gazeta Mercantil

II.    Examination and discussion concerning the evaluation      Non-Voting    No vote
       reports prepared by the Specialized Company
       mentioned in Resolution 1, that constitute
       exhibits, respectively, of the Takeover Protocol
       and Justification Instrument between Telecomunicacoes
       De Sao Paulo S.A. Telesp and Dabr and the Takeover
       Protocol and Justification Instrument between
       Telecomunicacoes De Sao Paulo S.A. Telesp and
       TTP Protocols

III.   Examination and discussion concerning the Protocols       Non-Voting    No vote
       mentioned in Resolution 2, as well as the takeover
       of Dabr and TTP by Telesp with the transfer
       of the net assets of the Companies taken over
       to Telesp takeover Company

IV.    Discussion concerning the increase in the capital         Non-Voting    No vote
       of the Company as a result of the takeover
       of Dabr, with the consequent amendment of the
       main part of Article 5 of the Corporate Bylaws,
       as well as the consolidation of the Company's
       Corporate Bylaws




--------------------------------------------------------------------------------------------------------------------------
 TELECOMUNICACOES DE SAO PAULO  S A - TELESP                                                 Agenda Number:  701837025
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90337117
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  BRTLPPACNPR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY [POA] IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM 3 ONLY. THANK YOU.

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.     To receive the Administrators Accounts, to examine,       Non-Voting    No vote
       discuss and vote on the financial statements
       regarding the FYE on 31 DEC 2008

2.     Destination of the year end results of 2008               Non-Voting    No vote

3.     Elect the Members of the Finance Committee                Mgmt          For                            For

4.     To set the remuneration of the Administrators             Non-Voting    No vote
       and of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 TELECOMUNICACOES DE SAO PAULO  S A - TELESP                                                 Agenda Number:  701838421
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90337109
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  BRTLPPACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

1.     Receive the Administrators accounts, to examine,          Mgmt          For                            For
       discuss and vote on the financial statements
       regarding the FYE on 31 DEC 2008

2.     Approve the destination of the YE results of              Mgmt          For                            For
       2008

3.     Elect the Members of the Finance Committee                Mgmt          For                            For

4.     Approve to set the remuneration of the Administrators     Mgmt          For                            For
       and of the Finance Committee

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE   CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TELEFONICA O2 CZECH REP A S                                                                 Agenda Number:  701850958
--------------------------------------------------------------------------------------------------------------------------
        Security:  879393106
    Meeting Type:  OGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  US8793931069
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening the Meeting                                       Non-Voting    No vote

2.     Approve the rules of procedure of the General             Mgmt          For                            For
       Meeting, election of the Chairman of the General
       Meeting, the minutes clerk, minutes verifiers
       and persons to count the votes

3.     Receive the report by the Board of Directors              Mgmt          For                            For
       on business activities of the Company and state
       of its assets as part of the annual report
       of the Company for the year 2008

4.     Approve the information on the results of the             Mgmt          For                            For
       inspection activities of the Company's Supervisory
       Board, including information on review of the
       report on relations among interconnected entities

5.     Receive the Company's financial statements for            Mgmt          For                            For
       the Year 2008

6.     Approve the Distribution of the Company profit            Mgmt          For                            For
       for 2008 and retained Company profit from previous
       years or, as the case may be, other available
       funds of the Company, and determination of
       royalties for 2008

7.     Amend the Company's Articles of association               Mgmt          For                            For

8.     Approve to recall the Members of the Supervisory          Mgmt          For                            For
       Board except for those elected by the Company
       employees in accordance with Section 200 of
       the Commercial Code

9.     Elect the Company's Supervisory Board Members             Mgmt          For                            For

10.    Approve the changes of the rules governing remuneration   Mgmt          For                            For
       of Members of the Supervisory Board

11.    Approve the changes of the rules for provisioning         Mgmt          For                            For
       of non-claim perquisites to Members of the
       Supervisory Board

12.    Approve the agreements on performance of the              Mgmt          For                            For
       office of the Company's Supervisory Board Members

13.    Elect the Members and substitute the Members              Mgmt          For                            For
       of the Audit Committee

14.    Approve the rules for the remuneration of Members         Mgmt          For                            For
       of the Audit Committee

15.    Approve the rules for the provision of non-claim          Mgmt          For                            For
       perquisites to the Members of the Audit Committee

16.    Approve the agreements on performance of the              Mgmt          For                            For
       office of the Audit Committee Members

17.    Conclusion                                                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TELEFONICA O2 CZECH REP A S                                                                 Agenda Number:  701844195
--------------------------------------------------------------------------------------------------------------------------
        Security:  X89734101
    Meeting Type:  OGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  CZ0009093209
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 540043 DUE TO RECEIPTS OF SUPERVISOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Opening meeting                                           Mgmt          No Action

2.     Approve the meeting procedures, elect meeting             Mgmt          No Action
       officials

3.     Receive the Management Board report on the Company's      Mgmt          No Action
       operations and the Company's assets in fiscal
       2008

4.     Receive the Supervisory Board report on its               Mgmt          No Action
       activities and affiliated persons

5.     Receive the financial statements for fiscal               Mgmt          No Action
       2008

6.     Approve the allocation of income for fiscal               Mgmt          No Action
       2008

7.     Amend the Articles of Association regarding:              Mgmt          No Action
       amendments resulting from changes in legal
       regulations

8.     Approve to recall non-employee representatives            Mgmt          No Action
       from the Supervisory Board

9.1    Elect Mr. Anselmo Enriquez Linares as a Supervisory       Mgmt          No Action
       Board Member

9.2    Elect Mr. Eduardo Andres Julio Zaplana Hernandez-Soro     Mgmt          No Action
       as a Supervisory Board Member

9.3    Elect Mr. Enrique Used Aznar as a Supervisory             Mgmt          No Action
       Board Member

10.    Amend the regulations regarding: remuneration             Mgmt          No Action
       of the Supervisory Board Members

11.    Amend the regulations regarding: other remuneration       Mgmt          No Action
       of the Supervisory Board Members

12.    Approve the agreements with the Supervisory               Mgmt          No Action
       Board Members

13.    Elect the Members of the Audit Committee                  Mgmt          No Action

14.    Approve the remuneration of Members of the Audit          Mgmt          No Action
       Committee

15.    Amend the regulations regarding: other remuneration       Mgmt          No Action
       of Members of the Audit Committee

16.    Approve the agreement with Audit Committee Members        Mgmt          No Action

17.    Close meeting                                             Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TELEFONOS DE MEXICO S A B DE C V                                                            Agenda Number:  701889531
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90413132
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  MXP904131325
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the designation or ratification, as               Mgmt          For                            For
       the case may be, of the members of the Board
       of Directors whom it is the right of the series
       'L' shareholders to appoint resolutions in
       this regard

2.     Approve the formalization and fulfillment of              Mgmt          For                            For
       the resolutions that the meeting passes and
       the designation of special delegates




--------------------------------------------------------------------------------------------------------------------------
 TELEKOM SLOVENIA D.D., LJUBLJANA                                                            Agenda Number:  701855958
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9291X100
    Meeting Type:  OGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  SI0031104290
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "IMPORTANT MARKET PROCESSING REQUIREMENT: A               Non-Voting    No vote
       MEETING-SPECIFIC POWER OF ATTORNEY (POA) SIGNED
       BY THE BENEFICIAL OWNER IS REQUIRED IN ORDER
       TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. THE POA MUST
       BE NOTARIZED AND APOSTILLIZED. PLEASE CONTACT
       YOUR CLIENT SERVICE REPRESENTATIVE FOR DETAILS.
       THANK YOU."

1.     Opening of the general meeting, establish quorum          Mgmt          For                            For
       and appoint the Bodies of the general meeting

2.1    Appoint Mr. Berginc as the capital representing           Mgmt          For                            For
       Member of the Supervisory Board

2.2    Appoint Mr. Kafol as the capital representing             Mgmt          For                            For
       Member of the Supervisory Board

2.3    Appoint Mr. Kalin as the capital representing             Mgmt          For                            For
       Member of the Supervisory Board

2.4    Appoint Mr. Topic as the capital representing             Mgmt          For                            For
       Member of the Supervisory Board

2.5    Appoint Mr. Hocevar as the capital representing           Mgmt          For                            For
       Member of the Supervisory Board

2.6    Appoint Mr. Berce as the capital representing             Mgmt          For                            For
       Member of the Supervisory Board

3.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Supervisory Board




--------------------------------------------------------------------------------------------------------------------------
 TELEKOM SLOVENIA D.D., LJUBLJANA                                                            Agenda Number:  701983593
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9291X100
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  SI0031104290
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A MEETING-SPECIFICNon-Voting    No vote
       POWER OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. THE POA MUST BE NOTARIZED AND APOSTILLIZED.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       FOR DETAILS. THANK YOU.

1.     Opening the general meeting, establishing quorum          Mgmt          For                            For
       and appointment of the bodies of the general
       meeting

2.     Approve the Supervisory Board's written report            Mgmt          For                            For
       on the approval of the annual report for the
       2008 FY

3.1    Approve the use of distributable profit for               Mgmt          For                            For
       the 2008 FY with a proposal for conferral of
       official approval on the Management Board and
       Supervisory Board for the year 2008: profit
       in amount EUR 68525917 shall be used for following:
       dividend payment EUR 39868, EUR 6 per share;
       EUR 29493049 shall be brought forward to the
       following year

3.2    Approve the use of distributable profit for               Mgmt          For                            For
       the 2008 FY with a proposal for conferral of
       official approval on the Management Board and
       Supervisory Board for the year 2008: the general
       meeting shall confer its official approval
       on the Management Board for its work in the
       year 2008

3.3    Approve the use of distributable profit for               Mgmt          For                            For
       the 2008 FY with a proposal for conferral of
       official approval on the Management Board and
       Supervisory Board for the year 2008: the general
       meeting shall confer its official approval
       on the Supervisory Board for its work in the
       year 2008

4.     Appoint the Auditor to audit the financial statements     Mgmt          For                            For
       of Telekom D.D. for the year 2009




--------------------------------------------------------------------------------------------------------------------------
 TELEKOMUNIKACJA POLSKA S A                                                                  Agenda Number:  701792106
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6669J101
    Meeting Type:  EGM
    Meeting Date:  16-Jan-2009
          Ticker:
            ISIN:  PLTLKPL00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the statement that the meeting is valid           Mgmt          No Action
       and capable to adopt resolutions

4.     Adopt the agenda                                          Mgmt          No Action

5.     Elect the Scrutiny Commission                             Mgmt          No Action

6.     Adopt the resolution on redemption of the Company's       Mgmt          No Action
       shares

7.     Approve, in accordance with Article 455 Section           Mgmt          No Action
       2 of the Commercial Companies Code the purpose
       of the reduction, the amount by which the share
       capital is to be reduced, as well as the method
       of the reduction of the Company's share capital:
       Reduction of the share capital is realization
       of the purpose for which, by means of the Resolution
       no. 36 of TP S.A. AGM dated 24 APR 2008, the
       program on acquisition of the Company's own
       shares for the purpose of their redemption
       was adopted, what arises from Article 3 of
       the Commission Regulation [EC] No. 2273/2003
       dated 22 DEC 2003; the share capital is to
       be reduced by 99,372,660 zlotys by redemption
       of 33,124,220 shares, acquired within the program,
       as specified; and amend the Articles of Association
       of TP S.A., in accordance with Article 402
       Section 2 of the Commercial Companies Code,
       both the current wording and draft amendments
       to the Articles of Association of TP S.A. are
       presented below: 1) the current wording of
       Section 7 clauses 1 and 2 of the Articles of
       Association as specified, 2) the proposed wording
       of Section 7 clauses 1 and 2 of the Articles
       of Association as specified

8.     Approve the composition of the Supervisory Board          Mgmt          No Action

9.     Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TELEKOMUNIKACJA POLSKA S A                                                                  Agenda Number:  701877372
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6669J101
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  PLTLKPL00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Meeting Chairman                                Mgmt          No Action

3.     Approve to acknowledge the Proper Convening               Mgmt          No Action
       of meeting

4.     Approve the Agenda of meeting                             Mgmt          No Action

5.     Elect the Members of Vote Counting Commission             Mgmt          No Action

6.1    Receive the Financial Statements and Management           Mgmt          No Action
       Board Report on Company operations in fiscal
       2008

6.2    Approve the Management Board proposal regarding           Mgmt          No Action
       allocation of Company's 2008 income, including
       dividend payout

6.3    Receive the Supervisory Board report on Management        Mgmt          No Action
       Board report on Company's operations in fiscal
       2008, financial statements, and Management
       Board proposal regarding allocation of Company's
       2008 income

6.4    Receive the consolidated financial statements             Mgmt          No Action
       and Management Board report on group's operations
       in fiscal 2008

6.5    Receive the Supervisory Board report on Management        Mgmt          No Action
       Board report on group's operations in fiscal
       2008 and consolidated financial statements

6.6    Approve Supervisory Board's evaluation of Company's       Mgmt          No Action
       standing in fiscal 2008 and report on Supervisory
       Board's activities in fiscal 2008

7.1    Approve the Management Board report on Company's          Mgmt          No Action
       operations in fiscal 2008

7.2    Approve the financial statements                          Mgmt          No Action

7.3    Approve the allocation of income and dividends            Mgmt          No Action

7.4    Approve the Management Board report on group's            Mgmt          No Action
       operations in fiscal 2008

7.5    Approve consolidated financial statements. Approve        Mgmt          No Action
       discharge of Management and Supervisory Boards

7.6    Grant discharge the Management and Supervisory            Mgmt          No Action
       Boards

8.1    Amend statute regarding Corporate purpose and             Mgmt          No Action
       editorial changes

8.2    Approve the uniform text of statute                       Mgmt          No Action

9.     Approve the changes in composition of Supervisory         Mgmt          No Action
       Board

10.    Close meeting                                             Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TELEMAR NORTE LESTE SA                                                                      Agenda Number:  701872221
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9037H103
    Meeting Type:  AGM
    Meeting Date:  14-Apr-2009
          Ticker:
            ISIN:  BRTMARACNPA7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED, IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM III ONLY. THANK YOU.

I.     To take knowledge of the Directors' accounts,             Non-Voting    No vote
       examine, discuss and approve the Board of Directors'
       report and the financial statements for the
       FYE 31 DEC 2008, accompanied by the Independent
       Auditors opinion

II.    To approve the distribution of net profits from           Non-Voting    No vote
       the 2008 FY and to pay company dividends, within
       the limits of interest over capital declared
       during the 2008 FY, the payment of profit sharing
       to the employees in accordance with that which
       is provided f or in Article 41 of the Corporate
       Bylaws

III.   Elect the Members of the Board of Directors               Mgmt          For                            For
       and their respective substitutes

IV.    To decide on the remuneration for Administrators          Non-Voting    No vote
       and Members of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 TELEMIG CELULAR PARTICIPACOES SA, BRASILIA                                                  Agenda Number:  701817580
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036N101
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2009
          Ticker:
            ISIN:  BRTMCPACNPR1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM C ONLY. THANK YOU.

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND "AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED ONLY
       VOTES "IN FAVOR" AND/OR 'ABSTAIN' OR 'AGAINST'
       AND/OR 'ABSTAIN' ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

A.     To take knowledge of the Directors' accounts,             Non-Voting    No vote
       to examine, discuss and vote the Company's
       consolidated financial statements for the FYE
       31 DEC 2008

B.     To decide on the allocation of the result of              Non-Voting    No vote
       the FYE on DEC 2008 and on the distribution
       of dividends, as well as a Capital budget proposal
       drawn up for the purposes of Article 196 of
       law number 6404/76

C.     Elect the members of the Finance Committee                Mgmt          For                            For

D.     To set the total annual payment for the members           Non-Voting    No vote
       of the Board of Directors and the individual
       payment for the members of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 TELKOM SA LTD                                                                               Agenda Number:  701665347
--------------------------------------------------------------------------------------------------------------------------
        Security:  S84197102
    Meeting Type:  OGM
    Meeting Date:  08-Aug-2008
          Ticker:
            ISIN:  ZAE000044897
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles of Association of the Company          Mgmt          For                            For
       by the deletion of words by a general meeting
       where they appear in Article 1.1.1.47; the
       deletion of the expression 11 where it appear
       in Article 21.1 and the substitution of the
       expression 12 therefore, the addition of the
       words or the Directors then in office immediately
       after the general meeting where they appear
       in the first line of Article 21.4

O.2    Authorize any Directors and/or the Company secretary      Mgmt          For                            For
       to sign all such documents and do all such
       things as may be required to implement the
       special resolution to be proposed at the general
       meeting at which this ordinary resolution is
       proposed provide such special resolution is
       passed




--------------------------------------------------------------------------------------------------------------------------
 TELKOM SA LTD                                                                               Agenda Number:  701684652
--------------------------------------------------------------------------------------------------------------------------
        Security:  S84197102
    Meeting Type:  AGM
    Meeting Date:  15-Sep-2008
          Ticker:
            ISIN:  ZAE000044897
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.o.1  Receive the annual financial statements for               Mgmt          For                            For
       the YE 31 MAR 2008

2o2.1  Re-elect Mr. P. G. Joubert as a Director, in              Mgmt          For                            For
       terms of the Company's Articles of Association

2o2.2  Re-elect Mr. B. Du Plessis as a Director, in              Mgmt          For                            For
       terms of the Company's Articles of Association

3.o.3  Re-appoint Ernst and Young Inc as the Auditors            Mgmt          For                            For
       of the Company, to hold office until the conclusion
       of the next AGM of the Company and acknowledge
       that the individual registered Auditor who
       will undertake the audit during the FY ending
       31 MAR 2009 is Mr. R. Hillen

4.S.1  Authorize the Directors of the Company to approve         Mgmt          For                            For
       the repurchase by the Company, or by any of
       its subsidiaries, of the Company's ordinary
       shares subject to the provisions of the Companies
       Act, 1973, as amended, and the Listings Requirements
       of JSE Limited [JSE]; [Authority shall be valid
       only until the Company's next AGM and shall
       not extend beyond 15 months from the date of
       this resolution]; and any general purchase
       by the Company and or any of its subsidiaries
       of the Company's ordinary shares in issue shall
       not, in aggregate, in any 1 FY, exceed 20%
       of the Company's issued ordinary share capital
       at the time that the authority is granted




--------------------------------------------------------------------------------------------------------------------------
 TELKOM SA LTD                                                                               Agenda Number:  701831631
--------------------------------------------------------------------------------------------------------------------------
        Security:  S84197102
    Meeting Type:  OGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  ZAE000044897
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles of Association of the Company,         Mgmt          For                            For
       by inserting therein of the following New Article
       55 immediately after the existing Article 54
       as specified

S.2    Authorize the Company, subject to the passing             Mgmt          For                            For
       of Special Resolution 1 and Ordinary Resolutions
       1, 2 and 3 [save to the extent that such resolutions
       are conditional on the passing of this resolution],
       in terms of the Article 11 of the Company's
       Articles of Association and Section 228 of
       the Companies Act, 1973 [Act 61 of 1973], as
       amended [Companies Act] to distribute to its
       shareholders, pro rata to their respective
       holdings of shares in the Company on the record
       date for the distribution, as an unbundling
       transaction contemplated in Section 46 of the
       income tax Act, 1962 [Act 58 of 1962], as amended,
       and as permitted by Section 90 of the Companies
       Act, 520,783,900 ordinary shares in Vodacom
       Group [Proprietary] Limited held by the Company,
       upon the terms and subject to the conditions
       as specified

O.1    Approve, in accordance with the Listings Requirements     Mgmt          For                            For
       of the JSE Limited and subject to the passing
       of Special Resolutions 1 and 2 and Ordinary
       Resolutions 2 and 3 [save to the extent that
       such resolutions are conditional on the passing
       of this resolution], the sale by the Company
       of 15% of the entire issued ordinary share
       capital of Vodacom Group [Proprietary] Limited
       to Vodafone Holdings [SA] [Proprietary] Limited,
       upon the terms and subject to the conditions
       as specified

O.2    Approve, in accordance with Article 45.1 of               Mgmt          For                            For
       the Company's Articles of Association and the
       recommendation of the Company's Directors as
       specified the passing of Special Resolutions
       1 and 2 and Ordinary Resolutions 1 and 3 [save
       to the extent that such resolutions are conditional
       on the passing of this resolution]; and the
       receipt by Telkom of the purchase price from
       the sale of 15% of the entire issued ordinary
       share capital of Vodacom Group [Proprietary]
       Limited to Vodafone Holdings (SA) [Proprietary]
       Limited, a dividend of ZAR 19.00 per ordinary
       share in the capital of the Company is declared,
       such dividend to be paid within 30 days of
       receipt of the purchase price

O.3    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the passing of Special Resolutions 1 and
       2 and Ordinary Resolutions 1 and 2 [save to
       the extent that such resolutions are conditional
       on the passing of this resolution], to sign
       all such documents and do all such things as
       may be necessary or desirable to implement
       Special Resolutions 1 and 2 and Ordinary Resolutions
       1 and 2

O.4    Approve, subject to the passing of Ordinary               Mgmt          For                            For
       Resolution 5 [save to the extent that such
       resolution is conditional on the passing of
       this resolution] the amendment to the Telkom
       Conditional Share Plan as specified

O.5    Authorize any Director of the Company, subject            Mgmt          For                            For
       to the passing of Ordinary Resolution 4 [save
       to the extent that such resolution is conditional
       on the passing of this resolution], to sign
       all such documents and do all such things as
       may be necessary or desirable to implement
       Ordinary Resolution 4




--------------------------------------------------------------------------------------------------------------------------
 TELMEX INTERNACIONAL SAB DE CV                                                              Agenda Number:  701910095
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9043M104
    Meeting Type:  SGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  MX01TE090014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the designation or ratification as the            Mgmt          For                            For
       case may be, of the members of the Board of
       Directors who are to be appointed for the L
       series shareholders, resolutions in this regard

II.    Approve the designation of delegates to carry             Mgmt          For                            For
       out and formalize the resolutions passed by
       the general meeting




--------------------------------------------------------------------------------------------------------------------------
 TENAGA NASIONAL BERHAD                                                                      Agenda Number:  701769575
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y85859109
    Meeting Type:  AGM
    Meeting Date:  11-Dec-2008
          Ticker:
            ISIN:  MYL5347OO009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements together         Mgmt          For                            For
       with the reports of the Directors and Auditors
       thereon for the FYE 31 AUG 2008

2.     Approve the declaration of final gross dividend           Mgmt          For                            For
       of 10.0 sen per ordinary share less income
       tax of 25% for the FYE 31 AUG 2008

3.     Approve the payment of Directors' fees of MYR             Mgmt          For                            For
       628,838.00 for the FYE 31 AUG 2008

4.     Re-elect Mr. Tan Sri Leo Moggie as a Director,            Mgmt          For                            For
       who retire in accordance with Article 135 of
       the Company's Articles of Association

5.     Re-elect Mr. Tan Sri Dato' Hari Narayanan a/l             Mgmt          For                            For
       Govindasamy as a Director, who retire in accordance
       with Article 135 of the Company's Articles
       of Association

6.     Re-elect Mr. Dato' Zainal Abidin bin Putih as             Mgmt          For                            For
       a Director, who retire in accordance with Article
       135 of the Company's Articles of Association

7.     Re-elect Mr. Tan Sri Dato' Seri Siti Norma Binti          Mgmt          For                            For
       Yaakob as a Director, who retires in accordance
       with Article 133 of the Company's Articles
       of Association

8.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company, to hold office
       until the conclusion of the next AGM ['AGM']
       and to authorize the Directors to fix their
       remuneration

9.     Authorize the Directors, pursuant to the TNB              Mgmt          For                            For
       Employees' Share Option Scheme II ['ESOS II']
       as approved at the EGM ['EGM'] of the Company
       held on 29 MAY 2003, to issue shares in the
       Company at any time and in accordance with
       the terms and conditions of the said scheme

10.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965 ['Act'], to
       issue shares in the capital of the Company
       at any time until the conclusion of the next
       AGM and upon such terms and conditions and
       for such purposes as the Directors may, in
       their absolute discretion, deem fit provided
       that the aggregate number of shares to be issued
       pursuant to this resolution does not exceed
       10% of the issued share capital of the Company
       for the time being, subject to the provision
       of the Act, Articles of Association of the
       Company and approval from the Bursa Malaysia
       Securities Berhad ['Bursa Securities'] and
       all the relevant regulatory bodies where such
       approval is necessary

11.    Approve, subject to compliance with the Act,              Mgmt          For                            For
       the Company's Memorandum and Articles of Association,
       the Listing Requirements of Bursa Securities
       and all other applicable laws, guidelines,
       rules and regulations for the time being in
       force or as may be amended from time to time,
       and the approvals from all relevant authorities,
       authorize the Company to purchase such amount
       of ordinary shares of MYR 1.00 each in the
       Company's issued and paid-up ordinary share
       capital through Bursa Securities upon such
       terms and conditions as the Directors of the
       Company ['Board'] may deem fit and expedient
       in the interest of the Company provided that:
       the aggregate number of shares purchased pursuant
       to this resolution shall not exceed 10% of
       the total issued and paid-up share capital
       of the Company ['Proposed Share Buy-Back'];
       the maximum amount of funds to be utilized
       for the purpose of the Proposed Share Buy-Back
       shall not exceed the Company's aggregate retained
       profits and/or share premium account; the authority
       conferred by this resolution shall commence
       immediately upon the passing of this resolution
       and [Authority expires at the earlier of the
       conclusion of the next AGM of the Company at
       which time the authority shall lapse unless
       by an ordinary resolution passed by the shareholders
       of the Company in a general meeting or the
       expiry of the period within which the next
       AGM of the Company is required by law to be
       held]; and authorize the Board to decide in
       their discretion to retain the ordinary shares
       in the Company so purchased by the Company
       as treasury shares or to cancel them or a combination
       of both and/or to resell them on Bursa Securities
       and/or to distribute them as share dividends;
       and to take such steps to give full effect
       to the Proposed Share Buy-Back with full power
       to assent to any conditions, modifications,
       variations and/or amendments as may be imposed
       by the relevant authorities and/or to do all
       such acts and things as the Board may deem
       fit and expedient in the best interest of the
       Company

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TENCENT HLDGS LTD                                                                           Agenda Number:  701922999
--------------------------------------------------------------------------------------------------------------------------
        Security:  G87572122
    Meeting Type:  EGM
    Meeting Date:  13-May-2009
          Ticker:
            ISIN:  KYG875721220
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.

1.     Approve and adopt, conditional upon the Listing           Mgmt          For                            For
       Committee of The Stock Exchange of Hong Kong
       Limited granting the listing of and permission
       to deal in the shares of the Company, representing
       2% of the issued share capital of the Company
       as at the date of passing this resolution,
       to be issued pursuant to the exercise of any
       options granted under the 2009 Share Option
       Scheme [as specified], the rules of the new
       share option scheme [2009 Share Option Scheme]
       of the Company as an additional Share Option
       Scheme of the Company; and authorize the Directors
       of the Company at their absolute discretion,
       to grant options thereunder and to allot and
       issue shares of the Company pursuant to the
       exercise of such option

2.     Amend Paragraph 3 of the share award scheme               Mgmt          For                            For
       of the Company adopted on 13 DEC 2007 as specified




--------------------------------------------------------------------------------------------------------------------------
 TENCENT HLDGS LTD                                                                           Agenda Number:  701923941
--------------------------------------------------------------------------------------------------------------------------
        Security:  G87572122
    Meeting Type:  AGM
    Meeting Date:  13-May-2009
          Ticker:
            ISIN:  KYG875721220
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 555648 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR'' OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and Auditors
       for the YE 31 DEC 2008

2.I    Declare a final dividend                                  Mgmt          For                            For

2.II   Declare a special dividend                                Mgmt          For                            For

3.I.a  Re-elect Mr. Iain Ferguson Bruce as a Director            Mgmt          For                            For

3.I.b  Re-elect Mr. Ian Charles Stone as a Director              Mgmt          For                            For

3.II   Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' remuneration

4.     Re-appoint Auditors and authorize the Board               Mgmt          For                            For
       of Directors to fix their remuneration

5.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and dispose of additional shares in the
       Company and to make or grant offers, agreements,
       options or warrants which would or might require
       the exercise of such powers, during and after
       the relevant period, the aggregate nominal
       value of share capital allotted or agreed [whether
       pursuant to an option or otherwise] by the
       Directors of the Company pursuant to the mandate
       in this resolution, otherwise than pursuant
       to: i) a Rights Issue, or ii) any Option Scheme
       or similar arrangement for the time being adopted
       for the grant or issue to the officers and/or
       employees of the Company and/or any of its
       subsidiaries of shares or rights to acquire
       shares of the Company or iii) any scrip dividend
       or similar arrangement pursuant to the Articles
       of Association of the Company from time to
       time, shall not exceed 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of this Resolution
       and the said mandate shall be limited accordingly;
       [Authority expires at the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Articles of Association
       of the Company or by Law to be held]

6.     Authorize the Directors of the Company, to purchase       Mgmt          For                            For
       or otherwise acquire shares of HKD 0.0001 each
       in the capital of the Company in accordance
       with all applicable laws and the requirements
       of the Rules Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited,
       provided that the aggregate nominal amount
       of shares so purchased or otherwise acquired
       shall not exceed 10% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of this resolution; and
       [Authority expires at the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Articles of Association
       of the Company or by law to be held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, the aggregate nominal amount of the
       shares which are purchased or otherwise acquired
       by the Company pursuant to Resolution 6 be
       added to the aggregate nominal amount of the
       shares which may be issued pursuant to Resolution
       5




--------------------------------------------------------------------------------------------------------------------------
 TEO LT AB                                                                                   Agenda Number:  701763701
--------------------------------------------------------------------------------------------------------------------------
        Security:  88074Q207
    Meeting Type:  EGM
    Meeting Date:  25-Nov-2008
          Ticker:
            ISIN:  US88074Q2075
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 513366 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the reorganization by merging of AB               Mgmt          For                            For
       Nacionaline Skaitmenine Televizija into Teo
       LT, AB

2.     Approve the new edition of the By-laws of Teo             Mgmt          For                            For
       LT AB




--------------------------------------------------------------------------------------------------------------------------
 TEO LT AB                                                                                   Agenda Number:  701802008
--------------------------------------------------------------------------------------------------------------------------
        Security:  88074Q207
    Meeting Type:  EGM
    Meeting Date:  09-Feb-2009
          Ticker:
            ISIN:  US88074Q2075
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE "IN FAVOR" OR "AGAINST" THE BELOW RESOLUTION.
       THANK YOU.

1.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER'S       Shr           For                            Against
       PROPOSAL: elect Mr. Martynas Cesnavicius as
       a Board Member




--------------------------------------------------------------------------------------------------------------------------
 TERRITORIAL GENERATION CO NO 1 OPEN JT STK CO                                               Agenda Number:  701958677
--------------------------------------------------------------------------------------------------------------------------
        Security:  X89840106
    Meeting Type:  AGM
    Meeting Date:  17-Jun-2009
          Ticker:
            ISIN:  RU000A0JNUD0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 566840 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the annual report, balance sheet, profit          Mgmt          For                            For
       and loss statement for the year 2008

2.     Approve the profit and loss distribution and              Mgmt          For                            For
       non payment of dividends for the year 2008

3.     Elect the Board of Directors                              Mgmt          For                            For

4.     Elect the Audit Commission                                Mgmt          For                            For

5.     Approve the External Auditor                              Mgmt          For                            For

6.     Approve the new edition of the Charter of the             Mgmt          For                            For
       Company

7.     Approve the internal documents in new edition             Mgmt          For                            For

8.     Approve the provision on the General Director             Mgmt          For                            For

9.     Approve the interested parties transactions               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TERRITORIAL GENERATION CO NO 5                                                              Agenda Number:  701972881
--------------------------------------------------------------------------------------------------------------------------
        Security:  X8983Y103
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  RU000A0JKZF0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company's annual report, the annual           Mgmt          For                            For
       accounting statement, including the profit
       and loss account

2.     Approve the profit allocation on results of               Mgmt          For                            For
       FY 2008

3.     Elect the Company's Board of Directors                    Mgmt          For                            For

4.     Elect the Company's Auditing Commission                   Mgmt          For                            For

5.     Approve the Company's Auditor                             Mgmt          For                            For

6.     Approve the provision on Board of Directors'              Mgmt          For                            For
       meetings conduct procedure in a new version

7.     Approve the amount of the remuneration and the            Mgmt          For                            For
       compensation to be paid to the Members of the
       Company's Auditing Commission

8.     Approve the Company's Charter in a new version            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TERRITORIAL GENERATION CO NO 6 OPEN JT STK CO                                               Agenda Number:  701962183
--------------------------------------------------------------------------------------------------------------------------
        Security:  X8983V109
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  RU000A0JNG06
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, the annual accounting          Mgmt          For                            For
       report, profit and losses report, of the distribution
       of profit and losses, dividend payments as
       of 2008 FY

2.     Elect the Board of Directors                              Mgmt          For                            For

3.     Elect the Auditing Commission                             Mgmt          For                            For

4.     Approve the Auditor                                       Mgmt          For                            For

5.     Approve the remuneration and compensation to              Mgmt          For                            For
       be paid to the Members of the Board of Directors

6.     Approve the amount of remuneration and compensation       Mgmt          For                            For
       to be paid to the members of the Auditing Commission

7.     Approve the internal documentation                        Mgmt          For                            For

8.     Approve the new edition of the Charter of the             Mgmt          For                            For
       Company




--------------------------------------------------------------------------------------------------------------------------
 TERRITORIAL GENERATION CO NO 7 OPEN JT STK CO                                               Agenda Number:  701959629
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9802C108
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  RU000A0HML36
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, balance sheet, profit          Mgmt          For                            For
       and loss statement for the year 2008 and the
       profit and loss distribution and payment of
       dividends for the year 2008

2.     Elect the Board of Directors                              Mgmt          For                            For

3.     Elect the Audit Commission                                Mgmt          For                            For

4.     Approve the External Auditor                              Mgmt          For                            For

5.     Approve the remuneration and compensation to              Mgmt          For                            For
       be paid to the Members of the Board of Directors

6.     Approve the remuneration and compensation to              Mgmt          For                            For
       be paid to the Members of the Audit Commission

7.     Approve the new edition of the Charter of the             Mgmt          For                            For
       Company

8.     Approve the new edition of the provision of               Mgmt          For                            For
       the order of the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 TERRITORIAL GENERATION COMPANY NO 14, CHITA                                                 Agenda Number:  701964404
--------------------------------------------------------------------------------------------------------------------------
        Security:  X89842102
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  RU000A0H1ES3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and Profit and Loss             Mgmt          For                            For
       statement for the year 2008

2.     Approve the profit and loss distribution and              Mgmt          For                            For
       non payment of dividends for the year 2008

3.     Elect the Board of Directors                              Mgmt          For                            For

4.     Elect the Audit Commission                                Mgmt          For                            For

5.     Approve the External Auditor                              Mgmt          For                            For

6.     Approve the new edition of the charter of the             Mgmt          For                            For
       Company

7.     Approve the introduction of amendments and addenda        Mgmt          For                            For
       into the provision on the order of the general
       shareholders meeting




--------------------------------------------------------------------------------------------------------------------------
 TERRITORIAL GENERATION COMPANY NO 2 OJSC, YAROSLAVL                                         Agenda Number:  701959566
--------------------------------------------------------------------------------------------------------------------------
        Security:  X8983U101
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  RU000A0JNGS7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, the balance sheet,             Mgmt          For                            For
       the profit and loss statement for the year
       2008

2.     Approve the profit and loss distribution and              Mgmt          For                            For
       non payment of dividends for the year 2008

3.     Elect the Board of Directors                              Mgmt          For                            For

4.     Elect the Audit Commission                                Mgmt          For                            For

5.     Approve the External Auditor                              Mgmt          For                            For

6.     Approve the new edition of the charter of the             Mgmt          For                            For
       Company




--------------------------------------------------------------------------------------------------------------------------
 TERRITORIAL GENERATION COMPANY NO 4 OJSC, TULA                                              Agenda Number:  701946444
--------------------------------------------------------------------------------------------------------------------------
        Security:  X89841104
    Meeting Type:  AGM
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  RU000A0JNMZ0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, the balance sheet,             Mgmt          For                            For
       the profit and loss statement for the year
       2008

2.     Approve the profit and loss distribution and              Mgmt          For                            For
       the payment of dividends for the year 2008

3.     Elect the Board of Directors                              Mgmt          For                            For

4.     Elect the Audit Commission                                Mgmt          For                            For

5.     Approve the External Auditor                              Mgmt          For                            For

6.     Approve the new edition of the charter of the             Mgmt          For                            For
       Company

7.     Approve the new edition of the provision on               Mgmt          For                            For
       the order of the Board of Directors

8.     Approve the new edition of the provision on               Mgmt          For                            For
       the order of the Managing Board

9.     Approve the new edition of the provision on               Mgmt          For                            For
       the order of the Audit Commission

10.    Approve the remuneration and the compensation             Mgmt          For                            For
       to be paid to the Members of the Board of Directors

11.    Approve the new edition of the provision on               Mgmt          For                            For
       the order of the general shareholders meeting




--------------------------------------------------------------------------------------------------------------------------
 TEVA PHARMACEUTICAL INDS LTD                                                                Agenda Number:  701681353
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8769Q102
    Meeting Type:  EGM
    Meeting Date:  25-Sep-2008
          Ticker:
            ISIN:  IL0006290147
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Elect Mr. Joseph [Yosi] Nitzani as a External             Mgmt          For                            For
       Director




--------------------------------------------------------------------------------------------------------------------------
 TEVA PHARMACEUTICAL INDS LTD                                                                Agenda Number:  701957346
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8769Q102
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2009
          Ticker:
            ISIN:  IL0006290147
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting    No vote
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve the final dividend                                Mgmt          For                            For

2.1    Elect Mr. Phillip Frost as a Director                     Mgmt          For                            For

2.2    Elect Mr. Roger Abravanel as a Director                   Mgmt          For                            For

2.3    Elect Mr. Elon Kohlberg as a Director                     Mgmt          For                            For

2.4    Elect Mr. Yitzhak Peterburg as a Director                 Mgmt          For                            For

2.5    Elect Mr. Erez Vigodman as a Director                     Mgmt          For                            For

3.     Appoint the Auditors and authorize the Board              Mgmt          For                            For
       to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 TEVA PHARMACEUTICAL INDUSTRIES LIMITED                                                      Agenda Number:  932949398
--------------------------------------------------------------------------------------------------------------------------
        Security:  881624209
    Meeting Type:  Special
    Meeting Date:  25-Sep-2008
          Ticker:  TEVA
            ISIN:  US8816242098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPOINT MR. JOSEPH (YOSI) NITZANI AS A STATUTORY       Mgmt          For                            For
       INDEPENDENT DIRECTOR FOR A TERM OF THREE YEARS.




--------------------------------------------------------------------------------------------------------------------------
 TEVA PHARMACEUTICAL INDUSTRIES LIMITED                                                      Agenda Number:  933094384
--------------------------------------------------------------------------------------------------------------------------
        Security:  881624209
    Meeting Type:  Annual
    Meeting Date:  22-Jun-2009
          Ticker:  TEVA
            ISIN:  US8816242098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATION         Mgmt          For                            For
       THAT THE CASH DIVIDEND FOR THE YEAR ENDED DECEMBER
       31, 2008, WHICH WAS PAID IN FOUR INSTALLMENTS
       AND AGGREGATED NIS 1.95 (APPROXIMATELY US$0.525,
       ACCORDING TO THE APPLICABLE EXCHANGE RATES)
       PER ORDINARY SHARE (OR ADS), BE DECLARED FINAL.

2A     ELECTION OF DIRECTOR: DR. PHILLIP FROST                   Mgmt          For                            For

2B     ELECTION OF DIRECTOR: ROGER ABRAVANEL                     Mgmt          For                            For

2C     ELECTION OF DIRECTOR: PROF. ELON KOHLBERG                 Mgmt          For                            For

2D     ELECTION OF DIRECTOR: PROF. YITZHAK PETERBURG             Mgmt          For                            For

2E     ELECTION OF DIRECTOR: EREZ VIGODMAN                       Mgmt          For                            For

03     TO APPOINT KESSELMAN & KESSELMAN, A MEMBER OF             Mgmt          For                            For
       PRICEWATERHOUSECOOPERS INTERNATIONAL LTD.,
       AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM UNTIL THE 2010 ANNUAL MEETING
       OF SHAREHOLDERS AND TO AUTHORIZE THE BOARD
       OF DIRECTORS TO DETERMINE THEIR COMPENSATION
       PROVIDED SUCH COMPENSATION IS ALSO APPROVED
       BY THE AUDIT COMMITTEE.




--------------------------------------------------------------------------------------------------------------------------
 TGC-11 HOLDING OJSC, MOSCOW                                                                 Agenda Number:  701983466
--------------------------------------------------------------------------------------------------------------------------
        Security:  X90630116
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  RU000A0JPVT9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, the balance sheet,             Mgmt          For                            For
       the profit and loss statement for the year
       2008, approve of profit and loss distribution
       and the payment of dividends for the year 2008

2.     Elect the Board of Directors                              Mgmt          For                            For

3.     Elect the Audit Commission                                Mgmt          For                            For

4.     Approve the External Auditor                              Mgmt          For                            For

5.     Approve to determine of quantity, nominal value,          Mgmt          For                            For
       type and rights of shares

6.     Approve to introduction of amendments and addenda         Mgmt          For                            For
       into the charter of the Company

7.     Approve to increase the charter capital of the            Mgmt          For                            For
       Company by additional share issue

8.     Approve to increase the charter capital of the            Mgmt          For                            For
       Company by additional share issue by closed
       subscription




--------------------------------------------------------------------------------------------------------------------------
 TGK 10 JSC                                                                                  Agenda Number:  701721121
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9290Z106
    Meeting Type:  EGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  RU000A0F61T7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the large scale transaction                       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 THAI AIRWAYS INTERNATIONAL PUBLIC CO LTD                                                    Agenda Number:  701854019
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8615C114
    Meeting Type:  OGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  TH0245010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report from the Chairman consideration        Mgmt          For                            For
       and approve the minutes of the 2nd 2007

2.     Approve the AGM of shareholders' held on Wednesday        Mgmt          For                            For
       09 APR 2008

3.     Acknowledge the report on the results of operations       Mgmt          For                            For
       for the year 2008

4.     Approve the balance sheets and income statements          Mgmt          For                            For
       for the year 2008

5.     Approve the consideration to abstain from dividend        Mgmt          For                            For
       payment from the Company's business operations
       for the year 2008

6.     Approve the Directors' remunerations                      Mgmt          For                            For

7.     Appoint an Auditor and approve to determine               Mgmt          For                            For
       the audit fee

8.     Elect the Directors                                       Mgmt          For                            For

9.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 THAI BEVERAGE PUBLIC CO LTD, BANGKOK                                                        Agenda Number:  701714239
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8588A103
    Meeting Type:  EGM
    Meeting Date:  29-Sep-2008
          Ticker:
            ISIN:  TH0902010014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 506098 DUE TO CHANGE IN VOTING STATUS. THE
       PREVIOUS MEETING WILL BE DISREGARDED AND YOU
       WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE.
       THANK YOU

1.     Adopt the minutes of the 2008 AGM of shareholders         Mgmt          No vote
       which was held on 28 APR 2008

2.     Approve the acquisition by the Company of 43.9            Mgmt          No vote
       % of the shareholding in the capital of Oishi
       Group Public Company Limited, [the acquisition]

3.     Approve the disposal by the Company of 100%               Mgmt          No vote
       of the shareholding in Thai Alcohol Public
       Company Limited [the Disposal]

4.     Other business [if any]                                   Mgmt          No vote




--------------------------------------------------------------------------------------------------------------------------
 THAI BEVERAGE PUBLIC CO LTD, BANGKOK                                                        Agenda Number:  701913495
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8588A103
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  TH0902010014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 539608 DUE TO CHANGE IN VOTING STATUS .
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Adopt the minutes of the EGM of shareholders              Mgmt          No vote
       No. 1/2008 which was held on 29 SEP 2008 Enclosure
       1

2.     Approve the acknowledgement of the business               Mgmt          No vote
       operation for 2008 and the report of the Board
       of Directors Enclosure 2

3.     Approve the balance sheets and the profit and             Mgmt          No vote
       loss statements for the YE 31 DEC 2008 together
       with the Auditor report Enclosure 3

4.     Approve the dividend payment and the appropriation        Mgmt          No vote
       for legal reserve and the determination of
       the book closure date for dividend payment
       Enclosure 3

5.     Elect the Directors to replace those who retire           Mgmt          No vote
       by rotation and the determination of Director
       authorities Enclosure 4

6.     Approve the payment of the Director remuneration          Mgmt          No vote
       for the period of April 2009 to March 2010
       Enclosure 5

7.     Approve the appointment of the Auditor for the            Mgmt          No vote
       financial statements ended 31 DEC 2009 and
       determination of the remuneration

8.     Approve the D and O insurance for the Directors           Mgmt          No vote
       and top Executives

9.     Approve the renewal of the shareholders mandate           Mgmt          No vote
       for interested person transactions Enclosure
       6

10.    Amend the Article of Association of the company           Mgmt          No vote
       by canceling the existing Article 39 and changing
       the number of the succeeding Articles accordingly
       Enclosure 7

11.    Other business if any                                     Mgmt          No vote




--------------------------------------------------------------------------------------------------------------------------
 THAI OIL PUBLIC CO LTD, CHATUCHAK                                                           Agenda Number:  701830134
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8620B119
    Meeting Type:  AGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  TH0796010013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 536072 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to certify the drafted minutes of the             Mgmt          For                            For
       2008 AGM of shareholders held on 04 APR 2008

2.     Approve to certify the Company's 2008 operating           Mgmt          For                            For
       results and the audited financial statements
       for the YE 31 DEC 2008

3.     Approve the dividend payment for the Company's            Mgmt          For                            For
       2008 operating results

4.     Approve the 2009 annual remuneration of the               Mgmt          For                            For
       Company's Directors

5.     Approve the 2008 annual appointment of the Auditors       Mgmt          For                            For
       and to determine their remuneration

6.1    Re-elect Mr. Pichai Chunhavajira as a new Director        Mgmt          For                            For
       in replacement of retiring Directors

6.2    Re-elect Mr. Prajya Phinyawat as a new Director           Mgmt          For                            For
       in replacement of retiring Directors

6.3    Elect Mr. Utid Tamwatin as an Independent Director        Mgmt          For                            For
       in replacement of retiring Directors

6.4    Elect Mr. Manu Leopairote as an Independent               Mgmt          For                            For
       Director in replacement of retiring Directors

6.5    Elect Mr. Naris Chaiyasoot as a new Director              Mgmt          For                            For
       in replacement of retiring Directors

7.     Approve the issuance of debentures                        Mgmt          For                            For

8.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 THAI PLASTIC AND CHEMICALS PUBLIC CO LTD (FORMERLY THAI PLASTIC AND CHEMICAL CO             Agenda Number:  701817097
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y87090141
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  TH0072010Z17
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the AGM of shareholder               Mgmt          For                            For
       No. 43 [2008]

2.     Acknowledge the 2008 annual report                        Mgmt          For                            For

3.     Approve the balance sheets and the statement              Mgmt          For                            For
       of earning for the FYE 31 DEC 2008

4.     Approve the appropriation of profits and payment          Mgmt          For                            For
       of dividends for the operating performance
       of the year 2008

5.     Elect the Directors in place of those vacating            Mgmt          For                            For
       the office by rotation

6.1    Ratify the payment of the remuneration of Directors       Mgmt          For                            For
       for the year 2008

6.2    Approve the remuneration of Directors for the             Mgmt          For                            For
       year 2009

7.     Appoint the Auditor and approve to fix the Audit          Mgmt          For                            For
       Fees for the year 2009

8.     Other matters [if any]                                    Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 THAI STANLEY ELECTRIC (THAILAND) PUBLIC CO LTD                                              Agenda Number:  701599396
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8728Z141
    Meeting Type:  AGM
    Meeting Date:  04-Jul-2008
          Ticker:
            ISIN:  TH0233010Z15
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED IN THIS MEETING.THANK YOU.

1.     Approve to certify the minutes of the AGM of              Mgmt          For                            For
       the shareholders no.1/2007

2.     Acknowledge and approve the report on the Company's       Mgmt          For                            For
       operating results in respect of the previous
       year and the Director's report

3.     Approve the audited balance sheet and profit              Mgmt          For                            For
       and loss statement for the YE 31 MAR 2008

4.     Approve the dividend payment and appropriation            Mgmt          For                            For
       of the profit for 01 APR 2007- 31 MAR 2008

5.     Approve the appointment of the Directors replacing        Mgmt          For                            For
       those retired by rotation

6.     Approve to determine the Directors' remuneration          Mgmt          For                            For
       for the year 2008

7.     Approve the appointment of the Auditors for               Mgmt          For                            For
       the year 2008 and their remuneration

8.     Others [if any]                                           Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 THAI UNION FROZEN PRODUCTS PUBLIC CO LTD                                                    Agenda Number:  701835677
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8729T169
    Meeting Type:  AGM
    Meeting Date:  09-Apr-2009
          Ticker:
            ISIN:  TH0450A10Z16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the AGM of              Mgmt          For                            For
       shareholders for 2008 held on 21 APR 2008

2.     Approve the Company' annual report and acknowledge        Mgmt          For                            For
       the operational results for 2008

3.     Approve the financial statements for the FYE              Mgmt          For                            For
       31 DEC 2008 and the allocation of net profit
       for dividend payments

4.     Elect the Company's Directors in place of those           Mgmt          For                            For
       who are due to retire by rotation, and approve
       to fix the remuneration for 2009

5.     Appoint the Company's Auditor and approve to              Mgmt          For                            For
       fix the Auditing Fee for 2009

6.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 THANACHART CAPITAL PUBLIC CO LTD                                                            Agenda Number:  701715724
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8738D155
    Meeting Type:  EGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  TH0083A10Y12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of AGM of shareholders no.1/2008        Mgmt          For                            For

2.     Amend Clause 8, under Chapter 2 of the Articles           Mgmt          For                            For
       of Association as follows: Clause 8, the Company
       shall not accept a pledge of its own shares,
       the Company shall own its own shares as well
       as the applicable Laws allowing to do so provided
       that the Company shall comply with the terms,
       procedures and conditions as stipulated by
       the applicable Laws

3.     Any other business[if any]                                Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 THANACHART CAPITAL PUBLIC CO LTD                                                            Agenda Number:  701827050
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8738D155
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  TH0083A10Y12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the EGM no. 1/2008                   Mgmt          For                            For

2.     Acknowledge the report of operating performance           Mgmt          For                            For
       of TCAP in the year 2008

3.     Approve the balance sheet and the statement               Mgmt          For                            For
       of profit and loss as of 31 DEC 2008

4.     Approve the appropriation of profit and the               Mgmt          For                            For
       payment of dividend for operating performance
       in the year 2008

5.     Acknowledge the remuneration of Directors of              Mgmt          For                            For
       TCAP in the year 2008 and approve the performance
       allowances of Directors from operating performance
       in the year 2008

6.     Elect the Directors for the replacement of the            Mgmt          For                            For
       Directors retired by rotation or death or resignation

7.     Appoint the Auditor and approve to determine              Mgmt          For                            For
       the audit fee for the year 2009

8.     Miscellaneous                                             Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 THE DAEGU BANK LTD                                                                          Agenda Number:  701830627
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1859G115
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  KR7005270004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement and a cash dividend       Mgmt          For                            For
       of KRW 250 per share

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect Mr. Ha Choon Soo as a Non-Outside Director          Mgmt          For                            For
       and Messrs. Kim Byung Chan, Ahn Choong Young,
       Kwon Young Ho, Jung Gun Young, Kim Young Hoon
       as the Outside Directors

4.     Elect the Auditor Committee Members, Messrs.              Mgmt          For                            For
       Kim Byung Chan and Ahn Hoong Young as the Outside
       Directors

5.     Approve to set stock option for staff                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 THE GREAT EASTERN SHIPPING COMPANY LIMITED                                                  Agenda Number:  701655637
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2857Q154
    Meeting Type:  AGM
    Meeting Date:  18-Jul-2008
          Ticker:
            ISIN:  INE017A01032
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and the profit and loss account
       for the YE on that date together with the Auditors'
       and the Directors' report thereon

2.     Re-appoint Ms. Asha V. Sheth as a Director,               Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Mr. Keki Mistry as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

S.5    Approve, in the partial modification of the               Mgmt          For                            For
       resolution passed by the Members at the AGM
       held on 18 DEC 2006 approving the appointment
       and terms of remuneration of Mr. K.M. Sheth,
       Executive Chairman and in accordance with the
       provisions of Sections 198, 269, 309, 311 and
       Schedule XIII and other applicable provisions,
       if any, of the Companies Act, 1956, the variation
       in the terms of remuneration of Mr. K.M. Sheth,
       Executive Chairman for the remaining period
       of his tenure of office, with effect from 01
       APR 2008, as specified, with liberty to the
       Board of Directors [hereinafter referred to
       as the Board which term shall be deemed to
       include any Committee of the Board constituted
       to exercise its powers, including the powers
       conferred by this Resolution] to alter and
       vary the terms of remuneration, subject to
       the same not exceeding the limits specified
       under Schedule XIII to the Companies Act, 1956
       or any statutory modification(s) or re-enactment
       thereof; that all other terms and conditions
       of appointment of Mr. K.M. Sheth, Executive
       Chairman as approved earlier by the Members,
       shall remain unchanged; and authorize the Board
       to take all such steps as may be necessary,
       proper or expedient to give effect to this
       Resolution

6.     Approve, in partial modification of the resolution        Mgmt          For                            For
       passed by the Members at the AGM held on 18
       DEC 2006, approving the appointment and terms
       of remuneration of Mr. Bharat K. Sheth, Deputy
       Chairman and Managing Director and in accordance
       with the provisions of Sections 198, 269, 309,
       311 and Schedule XIII and other applicable
       provisions, if any, of the Companies Act, 1956,
       the variation in the terms of remuneration
       of Mr. Bharat K. Sheth, Deputy Chairman and
       Managing Director for the remaining period
       of his tenure of office, with effect from 01
       APR 2008, as specified, with liberty to the
       Board of Directors [hereinafter referred to
       as the Board which term shall be deemed to
       include any Committee of the Board constituted
       to exercise its powers, including the powers
       conferred by this Resolution] to after and
       vary the terms of remuneration, subject to
       the same not exceeding the limits specified
       under Schedule XIII to the Companies Act, 1956
       or any statutory modification(s) or re-enactment
       thereof; that all other terms and conditions
       of appointment of Mr. Bharat K. Sheth, Deputy
       Chairman and Managing Director as approved
       earlier by the members, shall remain unchanged;
       and authorize the Board to take all such steps
       as may be necessary, proper or expedient to
       give effect to this Resolution

7.     Approve, in partial modification of the resolution        Mgmt          For                            For
       passed by the Members at the AGM held on 18
       DEC 2006, approving the appointment and terms
       of remuneration of Mr. Ravi K. Sheth, Executive
       Director and in accordance with the provisions
       of Sections 198, 269, 309, 311 and Schedule
       XIII and other applicable provisions, if any,
       of the Companies Act, 1956, the variation in
       the terms of remuneration of Mr. Ravi K. Sheth,
       Executive Director for the remaining period
       of his tenure of office, with effect from 01
       APR 2008, as specified, with liberty to the
       Board of Directors (hereinafter referred to
       as the Board which term shall be deemed to
       include any Committee of the Board constituted
       to exercise its powers, including the powers
       conferred by this Resolution] to alter and
       vary the terms of remuneration, subject to
       the same not exceeding the limits specified
       under Schedule XIII to the Companies Act, 1956
       or any statutory modification(s) or re-enactment
       thereof; that all other terms and conditions
       of appointment of Mr. Ravi K. Sheth, Executive
       Director as approved earlier by the Members,
       shall remain unchanged; authorize the Board
       to take all such steps as may be necessary,
       proper or expedient to give effect to this
       Resolution

S.8    Approve, pursuant to the provisions of Sections           Mgmt          For                            For
       198, 309, 310 and other applicable provisions,
       if any, of the Companies Act, 1956, the payment
       of one time additional commission of INR 180
       lakhs, INR 144 lakhs and INR 108 lakhs to Mr.
       K.M. Sheth, Executive Chairman, Mr. Bharat
       K. Sheth, Deputy Chairman and Managing Director
       and Mr. Ravi K. Sheth, Executive Director respectively
       for the FY 2007-08; and authorize the Board
       of Directors of the Company to take all such
       steps as may be necessary, proper or expedient
       to give effect to this Resolution




--------------------------------------------------------------------------------------------------------------------------
 THE KOREA EXPRESS CO LTD, SEOUL                                                             Agenda Number:  701757708
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4871M102
    Meeting Type:  EGM
    Meeting Date:  12-Dec-2008
          Ticker:
            ISIN:  KR7000120006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the Takeover business                             Mgmt          For                            For

2.     Elect the Directors                                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 THE KOREA EXPRESS CO LTD, SEOUL                                                             Agenda Number:  701809280
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4871M102
    Meeting Type:  EGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  KR7000120006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the mandatory capital reduction with              Mgmt          For                            For
       compensation




--------------------------------------------------------------------------------------------------------------------------
 THE KOREA EXPRESS CO LTD, SEOUL                                                             Agenda Number:  701828812
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4871M102
    Meeting Type:  AGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  KR7000120006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Auditor Committee Member                        Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

6.     Amend the retirement benefit plan for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 THE SIAM COMMERCIAL BANK PUBLIC CO LTD                                                      Agenda Number:  701852166
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7905M113
    Meeting Type:  AGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  TH0015010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the AGM of shareholders            Mgmt          No vote
       No. 185 held on 03 APR 2008

2.     Acknowledge the annual report prepared by the             Mgmt          No vote
       Board of Directors

3.     Approve the financial statements for the FYE              Mgmt          No vote
       31 DEC 2008

4.     Approve the allocation of profits and dividend            Mgmt          No vote
       payment from the Bank's operational result
       of year 2008

5.     Approve the distribution of the Directors remuneration    Mgmt          No vote
       and the allocation of the Directors bonus for
       the year 2009

6.     Elect the Directors in replacement of those               Mgmt          No vote
       retired by rotation

7.     Appoint the Auditors and approve to fix the               Mgmt          No vote
       auditing fee

8.     Approve the Bank's Articles of Association                Mgmt          No vote

9.     Amend Clause 4 of the Bank's Memorandum of Association    Mgmt          No vote
       in order for it to be in line with the conversion
       of preferred shares into ordinary shares in
       the year 2008




--------------------------------------------------------------------------------------------------------------------------
 THORESEN THAI AGENCIES PUBLIC CO LTD                                                        Agenda Number:  701785896
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8808K170
    Meeting Type:  AGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  TH0535010Z13
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the previous            Mgmt          For                            For
       1/2008 AGM of the share holders held on 31
       JAN 2008

2.     Acknowledge TTA's performance for the FYE on              Mgmt          For                            For
       30 SEP 2008

3.     Approve the audited balance sheet and the profit          Mgmt          For                            For
       and loss statements for the FYE on 30 SEP 2008
       together with the Auditor's report thereon

4.     Acknowledge the interim dividend payment                  Mgmt          For                            For

5.     Approve the payment of stock and cash dividends           Mgmt          For                            For
       for the FYE on 30 SEP 2008

6.     Approve the reduction of share capital and amend          Mgmt          For                            For
       the Clause 4 of the Memorandum of Association

7.     Approve to increase of share capital and the              Mgmt          For                            For
       amend the Clause 4 of the Memorandum of Association

8.     Approve the allotment of new ordinary shares              Mgmt          For                            For

9.     Approve the appointment of Directors to replace           Mgmt          For                            For
       those who are retiring by rotation

10.    Approve the Directors fees and an amendment               Mgmt          For                            For
       to the Policy of Directors Remuneration

11.    Approve the appointment of the Auditors for               Mgmt          For                            For
       the FYE on 30 SEP 2009 and fix the Auditors
       fees

12.    Approve the issue of up to 3,000,000 warrants             Mgmt          For                            For
       to the Employees and Directors of Mermaid Maritime
       Plc and its subsidiaries under an ESOP Scheme

13.    Transact any other business                               Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TICON INDUSTRIAL CONNECTION PUBLIC CO LTD                                                   Agenda Number:  701620026
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y88366169
    Meeting Type:  EGM
    Meeting Date:  10-Jul-2008
          Ticker:
            ISIN:  TH0675010Z17
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SPLIT AND PARTIAL VOTING IS              Non-Voting    No vote
       ALLOWED. THANK YOU.

1.     Approve to certify the minutes of the 2008 Annual         Mgmt          For                            For
       Ordinary General Meeting held on 22 APR 2008

2.     Approve the issuance of warrants, to purchase             Mgmt          Against                        Against
       Ticon ordinary shares, to existing shareholders
       [right warrants]

3.     Approve an increase in registered capital for             Mgmt          Against                        Against
       issuing ordinary shares to accommodate of the
       right warrants

4.     Amend the Ticon's Memorandum of Association               Mgmt          Against                        Against
       in compliance with the capital increase

5.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TICON INDUSTRIAL CONNECTION PUBLIC CO LTD                                                   Agenda Number:  701828432
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y88366169
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2009
          Ticker:
            ISIN:  TH0675010Z17
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the EGM of              Mgmt          For                            For
       shareholders No. 1/2008, held on 10 JUL 2008

2.     Acknowledge the Company's performance for the             Mgmt          For                            For
       year 2008

3.     Approve the audited balance sheets and profit             Mgmt          For                            For
       and loss statements of the Company and its
       subsidiaries for the period ended 31 DEC 2008

4.     Approve the allotment of 2008 net profit for              Mgmt          For                            For
       dividend payment

5.     Approve the issuance of warrants for the Directors/EmployeesMgmt          For                            For

6.     Approve the issuance of warrants for existing             Mgmt          For                            For
       shareholders

7.     Approve the capital reduction by canceling unissued       Mgmt          For                            For
       shares

8.     Amend the Company's Memorandum of Association             Mgmt          For                            For
       in compliance with the capital reduction

9.     Approve capital increase by issuing ordinary              Mgmt          For                            For
       shares to accommodate exercise of the right
       warrants and ESOP warrants

10.    Amend the Company's Memorandum of Association             Mgmt          For                            For
       in compliance with the capital increase

11.    Approve the use of the ordinary shares reserved           Mgmt          For                            For
       for adjustment of exercise ratio of Ticon-W1
       and Ticon-W2 for those of all warrants issued
       by the Company

12.    Approve the issuance and offering of additional           Mgmt          For                            For
       debentures

13.    Approve the Directors' and the Audit Committee's          Mgmt          For                            For
       Members' compensation for the year 2009

14.    Appoint the Company's Auditor and approve to              Mgmt          For                            For
       fix his/her remuneration for the year 2009

15.    Elect the new Board of Directors' Members to              Mgmt          For                            For
       replace the Directors retiring by rotation

16.    Other business (if any)                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TIGER BRANDS LTD                                                                            Agenda Number:  701671047
--------------------------------------------------------------------------------------------------------------------------
        Security:  S84594142
    Meeting Type:  OGM
    Meeting Date:  14-Aug-2008
          Ticker:
            ISIN:  ZAE000071080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O.1  Approve the unbundling by the Company of all              Mgmt          For                            For
       the ordinary shares in Adcock Ingram Holdings
       Ltd by way of a distribution in specie and
       transfer in accordance with the provisions
       of Section 90 of the Companies Act [no 61 of
       1973], as amended, [the Act] and Article 39
       of the Company's Articles of Association and
       in terms of Section 46 of the Income Tax Act
       [No 58 of 1962], as amended, to the holders
       of all ordinary shares of the Company in the
       ratio of one ordinary Adcock share for every
       one ordinary Tiger Brands share held, which
       distribution, amounting to ZAR 1204.4 million
       is to be effected by reducing the Company's
       share premium account [as contemplated under
       the Act] as at the record date to nil and thereafter
       by reducing the Company's accumulated profits

2.O.2  Approve, in terms of Rule 5.87 of the Listings            Mgmt          For                            For
       Requirements of the JSE Limited (JSE), to specifically
       authorize Company to make the payment to shareholders
       as specified in Ordinary Resolution Number
       1

3.O.3  Approve, in terms of Schedule 14 of the JSE               Mgmt          For                            For
       Listings Requirements and in accordance with
       Section 222 of the Companies Act [No. 61 of
       1973] as amended, where applicable, the adoption
       of the Adcock Ingram Holdings Limited Employee
       Share Trust (2008) and the Adcock Ingram Holdings
       Limited Phantom Cash Option Scheme (2008)

4.O.4  Amend the Tiger Brands (1985) Share Purchase              Mgmt          For                            For
       Scheme and the Tiger Brands (1985) Share Option
       Scheme

5.O.5  Approve the remuneration payable to the Non-executive     Mgmt          For                            For
       Directors of Adcock Ingram Holdings Limited
       as Board Members, including the remuneration
       payable to the Chairman of Adcock Ingram Holdings
       Limited

6.O.6  Approve the remuneration payable to the Non-executive     Mgmt          For                            For
       Directors of Adcock Ingram Holdings Limited
       in respect of Board sub-committees

7.O.7  Authorize any two of the Company Secretary,               Mgmt          For                            For
       Mr. P Matlare and Mr. C. Vaux on behalf of
       the Company to do or cause all such things
       to be done and to sign all documentation as
       may be necessary to give effect to and implement
       any of the above resolutions which are passed




--------------------------------------------------------------------------------------------------------------------------
 TIGER BRANDS LTD                                                                            Agenda Number:  701802907
--------------------------------------------------------------------------------------------------------------------------
        Security:  S84594142
    Meeting Type:  AGM
    Meeting Date:  16-Feb-2009
          Ticker:
            ISIN:  ZAE000071080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Adopt the consolidated audited annual financial           Mgmt          For                            For
       statements of the Company and its Subsidiaries,
       incorporating the Auditors' and the directors'
       reports for the YE 30 SEP 2008

O.2    Re-elect Mr. P. B. Matlare as a Director of               Mgmt          For                            For
       the Company, who retires in terms of Article
       13.2 of the Articles of Association of the
       Company

O.3    Re-elect Mr. N. G. Brimacombe as a Director               Mgmt          For                            For
       of the Company, who retires in terms of Article
       13.2 of the Articles of Association of the
       Company

O.4    Re-elect Mr. B. N. Njobe as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Article 13.2
       of the Articles of Association of the Company

O.5    Re-elect Mr. P. M. Roux as a Director of the              Mgmt          For                            For
       Company, who retires in terms of Article 13.2
       of the Articles of Association of the Company

O.6    Re-elect Mr. U. P. T. Johnson as a Director               Mgmt          For                            For
       of the Company, who retires in terms of Article
       14 of the Articles of Association of the Company

O.7    Re-elect Mr. A. C. Nissen as a Director of the            Mgmt          For                            For
       Company, who retires in terms of Article 14
       of the Articles of Association of the Company

O.8    Approve the remuneration payable to the Non-Executive     Mgmt          For                            For
       Directors be increased to ZAR 200,000 per annum,
       such remuneration to be effective from 01 OCT
       2008 and be paid quarterly in arrear, and the
       remuneration payable to the Chairman and the
       Deputy Chairman be ZAR 1,075,000 per annum
       and ZAR 355,000 per annum respectively

O.9    Approve the payment to the Non-Executive Directors        Mgmt          For                            For
       who participate in the subcommittees of the
       Board be as specified

O.10   Approve to pay the Non-Executive Directors an             Mgmt          For                            For
       amount of ZAR 12,500 per meeting in respect
       of Special Meetings of the Board and the Non-Executive
       Directors be paid an amount of ZAR 2,500 per
       hour in respect of any additional work performed
       by them, provided that payment in respect of
       any such additional work is approved by the
       Remuneration Committee and the Chief Executive
       Officer

S.1    Authorize the Company and/or any of its subsidiaries,     Mgmt          For                            For
       in terms of the authority granted in the Articles
       of the Association of the Company and/or any
       subsidiary of the Company, to acquire the Company's
       own ordinary shares [shares] upon such terms
       and conditions and in such amounts as the Directors
       of the Company [and, in case of an acquisition
       by a subsidiary(ies), the Directors of the
       subsidiary(ies)] may from time to time decide,
       but subject to the provisions of the Act and
       the Listing Requirements of the JSE and any
       other stock exchange upon which the shares
       of the Company may be quoted or listed, subject
       to the specified conditions: any repurchases
       of shares in terms of this authority be effected
       through the order book operated by the JSE
       trading system and done without any prior understanding
       or arrangement between the Company and the
       counterparty, such repurchases being effected
       by only 1 appointed agent of the Company at
       any point in time, and may only be effected
       if, after the repurchase, the Company still
       complies with the minimum spread requirements
       stipulated in the JSE Listing Requirements;
       any acquisition in any 1 FY shall be limited
       to 4% of the issued share capital of the Company
       at the date of this AGM, provided that any
       subsidiary(ies) may acquire shares to a maximum
       of 10% in the aggregate of the shares in the
       Company at a price greater than 10% above the
       weighted average market value of shares over
       the 5 business days immediately preceding the
       date on which the acquisition is effected;
       repurchasing of shares shall not be effected
       during a prohibited period, as specified in
       the JSE Listings Requirements; an announcement
       containing full details of such acquisitions
       of shares, will be published as soon as the
       Company and/or its subsidiary(ies) has/have
       acquired shares constituting, on a cumulative
       basis, 3% of the number of shares in issue
       at the date of the general meeting at which
       this resolution and for each 3% in aggregate
       of the aforesaid initial number acquired thereafter;
       [Authority expires the earlier until the next
       AGM of the Company or 15 months]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TIM PARTICIPACOES SA                                                                        Agenda Number:  701827961
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV10291
    Meeting Type:  AGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  BRTCSLACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

1.     Approve the Board of Directors report and the             Mgmt          For                            For
       Company's financial statements relating to
       the FYE 31, DEC 2008

2.     Approve to allocate the net profits from the              Mgmt          For                            For
       2008 FY and to distribute Dividends

3.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and respective substitutes

4.     Approve to set the global remuneration of the             Mgmt          For                            For
       Company's Directors

5.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective substitutes and approve to set their
       remuneration

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME,YOUR VO TE WILL BE PROCESSED IN FAVOR
       OR AG AINST OF THE DEFAULT COMPANY'S CAND IDATE.
       THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TIM PARTICIPACOES SA                                                                        Agenda Number:  701828002
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV10291
    Meeting Type:  EGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  BRTCSLACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/ABSTAIN
       ARE ALLOWED. THANK YOU.

1.     Approve the extension of the Cooperation and              Mgmt          For                            For
       support agreement entered in to by Telecom
       Italia S.P.A., Tim Celular S.A. and Tim Nordeste
       S.A., with the intervention of the Company

2.     Approve to increase the share capital of the              Mgmt          For                            For
       Company, in reference to the tax break received
       by Tim Nordeste S.A. subsidiary in 2008, with
       the issuance of new shares, resulting from
       the amortization of the premium incorporated
       by the subsidiary in the 2000 FY, and consequent
       amendment of Article 5 of the Corporate Bylaws
       of the Company

3.     Approve to increase the maximum number of Members         Mgmt          For                            For
       of the Board of Directors of the Company, and
       consequent amendment of Article 26 of the Corporate
       Bylaws of the Company

4.     Approve the elimination of the position of General        Mgmt          For                            For
       Director of the Company and Consequent amendment
       of Article 31 of the Corporate Bylaws to the
       Company

5.     Approve the Consolidation of the Corporate Bylaws         Mgmt          For                            For
       of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TIM PARTICIPACOES SA, RIO DE JANEIRO, RJ                                                    Agenda Number:  701827985
--------------------------------------------------------------------------------------------------------------------------
        Security:  P91536204
    Meeting Type:  AGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  BRTCSLACNPR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM 5 ONLY. THANK YOU.

1.     To examine, discuss and approve the Board of              Non-Voting    No vote
       Directors report and the Company's financial
       statements relating to the FYE 31 DEC2008

2.     To decide on the proposal to allocate the net             Non-Voting    No vote
       profits from the 2008 FY and to distribute
       dividends

3.     To elect the Members of the Board of Directors            Non-Voting    No vote
       and respective substitutes

4.     To set the global remuneration of the Company             Non-Voting    No vote
       Directors

5.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective substitutes and approve to set their
       remuneration

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME,YOUR VO TE WILL BE PROCESSED IN FAVOR
       OR AG AINST OF THE DEFAULT COMPANY'S CAND IDATE.
       THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TIM PARTICIPACOES SA, RIO DE JANEIRO, RJ                                                    Agenda Number:  701827997
--------------------------------------------------------------------------------------------------------------------------
        Security:  P91536204
    Meeting Type:  EGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  BRTCSLACNPR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM 1 ONLY. THANK YOU.

1.     Approve the extension of the Cooperation and              Mgmt          For                            For
       Support Agreement entered in to by Telecom
       Italia S.P.A, Tim Cellular S.A., and Tim Nordeste
       S.A., with the intervention of the Company

2.     Increase of the share capital of the Company,             Non-Voting    No vote
       in reference to the tax break received by Tim
       Nordeste S.A. subsidiary in 2008,with the issuance
       of new shares, resulting from the amortization
       of the premium incorporated by the subsidiary
       in the 2000 FY, and consequent amendment of
       Article 5 of the Corporate Bylaws of the Company

3.     Increase the maximum number of Member of the              Non-Voting    No vote
       Board of Directors of the Company, and consequent
       amendment of Article 26 of the Corporate Bylaws
       of the Company

4.     Elimination of the position of General Director           Non-Voting    No vote
       of the Company, and consequent amendment of
       Article 31 of the Corporate Bylaws to Company

5.     Consolidation of the Corporate Bylaws of the              Non-Voting    No vote
       Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TINGYI CAYMAN IS HLDG CORP                                                                  Agenda Number:  701785783
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8878S103
    Meeting Type:  EGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  KYG8878S1030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR RESOLUTION
       1. THANK YOU.

1.     Approve and authorize, the grant of the waiver            Mgmt          For                            For
       of the Pre-emptive Right [as specified] and
       the waiver of the Tag-along Right [as specified]
       [the waiver of the Pre-emptive Right and the
       waiver of the Tag-along Right are collectively
       called the 'Waivers'] by Master Kong Beverages
       [BVI] Co., Ltd, a wholly-owned subsidiary the
       Company, in respect of the transfer of 1,000
       shares of USD 1.00 each in the issued share
       capital of Tingyi-Asahi-Itochu Beverages Holding
       Co. Ltd. [TAI], representing approximately
       9.999% of the entire issued share capital of
       TAI [the 'Sale Shares'] under a Share Purchase
       Agreement dated 23 NOV 2008 entered into between
       AI Beverage Holding Co., Ltd. [formerly known
       as A-I China Breweries Co., Ltd.] [as vendor],
       Ting Hsin [Cayman Islands] Holding Corp. [as
       purchaser] and Itochu Corporation; authorize
       any one Director of the Company for and on
       behalf of the Company to execute all such other
       documents, instruments and Agreements and to
       do all such acts or things deemed by him/them
       to be incidental to, ancillary to or in connection
       with the matters contemplated under the Waivers




--------------------------------------------------------------------------------------------------------------------------
 TINGYI CAYMAN IS HLDG CORP                                                                  Agenda Number:  701924296
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8878S103
    Meeting Type:  AGM
    Meeting Date:  08-Jun-2009
          Ticker:
            ISIN:  KYG8878S1030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Receive the audited accounts and the reports              Mgmt          For                            For
       of the Directors and the Auditors for the YE
       31 DEC 2008

2.     Declare the payment of a final dividend for               Mgmt          For                            For
       the YE 31 DEC 2008

3.1    Re-elect Mr. Ryo Yoshizaws as a retiring Director         Mgmt          For                            For
       and authorize the Directors to fix their remuneration

3.2    Re-elect Mr. Wu Chung-Yi as a retiring Director           Mgmt          For                            For
       and authorize the Directors to fix their remuneration

3.3    Re-elect Mr. Junichiro Ida as a retiring Director         Mgmt          For                            For
       and authorize the Directors to fix their remuneration

3.4    Re-elect Mr. Hsu Shin-Chun as a retiring Director         Mgmt          For                            For
       and authorize the Directors to fix their remuneration

4.     Re-appoint Mazars CPA Limited, as the Auditors            Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

5.     Authorize the Directors to issue, allot and               Mgmt          Against                        Against
       deal with additional shares in the capital
       of the Company, and to make or grant offers,
       agreements and options in respect thereof,
       during and after the end of the relevant period;
       the aggregate nominal amount of shares allotted
       or agreed conditionally or unconditionally
       to be allotted [whether pursuant to an option
       or otherwise] by the Directors otherwise than
       pursuant to i) a rights issue, and ii) any
       option scheme or similar arrangement for the
       time being adopted for the grant or issue to
       officers and/or employees of the Company and/or
       any of its subsidiaries of shares or rights
       to acquire shares of the Company, shall not
       exceed 20%of the aggregate nominal amounts
       of the share capital of the Company in issue
       as at the date of passing of this resolution;
       [Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association of the Company or any applicable
       Law to be held]

6.     Authorize the Directors, to repurchase shares             Mgmt          Against                        Against
       in the capital of the Company, to purchase
       shares subject to and in accordance with all
       applicable laws, rules and regulations and
       such mandate shall not extend beyond the relevant
       period; to repurchase shares at such prices
       as the Directors may at their discretion determine;
       the aggregate nominal amount of the shares
       repurchased by the Company pursuant to this
       resolution, during the relevant period, shall
       not exceed 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       as at the date of passing of this resolution;
       [Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association of the Company or any applicable
       Law to be held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          Against                        Against
       5 and 6 as specified, the aggregate nominal
       amount of the shares which are repurchased
       by the Company pursuant to and in accordance
       with Resolution 6 above shall be added to the
       aggregate nominal amount of the shares which
       may be allotted or agreed conditionally or
       unconditionally to be allotted by the Directors
       of the Company pursuant to and in accordance
       with Resolution 5

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TISCO FINANCIAL GROUP PUBLIC COMPANY LTD                                                    Agenda Number:  701822238
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8843E171
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  TH0999010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the EGM of Shareholders            Mgmt          For                            For
       no.2/2008

2.     Ratify the Board of Directors business activities         Mgmt          For                            For
       conducted in 2008 as specified in the annual
       report

3.     Approve to adopt TISCO Financial Group Public             Mgmt          For                            For
       Company Ltd and its subsidiary Companies balance
       sheet and profit and loss statements for the
       YE 31 DEC 2008

4.     Approve the appropriation of profit arising               Mgmt          For                            For
       from Year 2008 operations for dividend, reserve
       and others

5.     Approve the amendment to the Section 4 of the             Mgmt          For                            For
       Company's Articles of Association on special
       dividend for preferred shareholders and special
       dividend payment for the Year 2009

6.     Approve the number of Directors and appoint               Mgmt          For                            For
       the Directors

7.     Approve the Directors remuneration and acknowledge        Mgmt          For                            For
       the current Directors remuneration

8.     Appoint the Auditors and approve their remuneration       Mgmt          For                            For
       for the year 2009

9.     Approve the acquisition of the remaining 0.49%            Mgmt          For                            For
       of the Shares of TISCO Bank Public Company
       Ltd from minority Shareholders

10.    Acknowledge the Company's voting direction at             Mgmt          For                            For
       the Shareholders OGM for the year 2009 of TISCO
       Bank public Company Ltd




--------------------------------------------------------------------------------------------------------------------------
 TISCO FINANCIAL GROUP PUBLIC COMPANY LTD                                                    Agenda Number:  701857419
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8843E171
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  TH0999010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the EGM of Shareholders            Mgmt          For                            For
       no.2/2008

2.     Ratify the Board of Directors business activities         Mgmt          For                            For
       conducted in 2008 as specified in the annual
       report

3.     Approve to adopt TISCO Financial Group Public             Mgmt          For                            For
       Company Ltd and its subsidiary Companies balance
       sheet and profit and loss statements for the
       YE 31 DEC 2008

4.     Approve the appropriation of profit arising               Mgmt          For                            For
       from year 2008 operations for dividend, reserve
       and others

5.     Approve the amendment to the Section 4 of the             Mgmt          For                            For
       Company's Articles of Association on special
       dividend for preferred shareholders and special
       dividend payment for the Year 2009

6.     Approve the number of Directors and appoint               Mgmt          For                            For
       the Directors

7.     Approve the Directors remuneration and acknowledge        Mgmt          For                            For
       the current Directors remuneration

8.     Appoint the Auditors and approve their remuneration       Mgmt          For                            For
       for the year 2009

9.     Approve the acquisition of the remaining 0.49%            Mgmt          For                            For
       of the Shares of TISCO Bank Public Company
       Ltd from minority Shareholders

10.    Acknowledge the Company's voting direction at             Mgmt          For                            For
       the Shareholders OGM for the year 2009 of TISCO
       Bank public Company Ltd




--------------------------------------------------------------------------------------------------------------------------
 TITAN CHEMICALS CORP BHD, PASIR GUDANG                                                      Agenda Number:  701884632
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8842D109
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  MYL5103OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       for the YE 31 DEC 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Approve the payment of the Directors' fees of             Mgmt          For                            For
       MYR 792,000 in respect of the FYE 31 DEC 2008

3.     Re-elect Tan Sri Dato' Hamad Kama Piah bin Che            Mgmt          For                            For
       Othman as a Director, who retires by the rotation,
       pursuant to the Article 83 of the Company's
       Articles of Association

4.     Re-elect Mr. Albert Y. Chao as a Director, who            Mgmt          For                            For
       retires by the rotation, pursuant to the Article
       83 of the Company's Articles of Association

5.     Re-elect Mr. Warren William Wilder as a Director,         Mgmt          For                            For
       who retires pursuant to the Article 90 of the
       Company's Articles of Association

6.     Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            For
       of the Company for the ensuing year and authorize
       the Directors to fix their remuneration

7.     Authorize the Company, subject to the Company's           Mgmt          For                            For
       compliance with all applicable rules, regulations,
       orders and guidelines made pursuant to the
       Companies Act, 1965, the provisions of the
       Company's Memorandum and Articles of Association
       and the listing requirements of Bursa Malaysia
       Securities Berhad [Bursa Securities] and the
       approvals of all relevant authorities, to the
       fullest extent permitted by law, to buy-back
       and/or hold from time to time and at any time
       such amount of ordinary shares of MYR 1.00
       each in the Company as may be determined by
       the Directors of the Company from time to time
       through Bursa Securities upon such terms and
       conditions as the Directors may deem fit and
       expedient in the interests of the Company [Proposed
       Renewal] provided that: a) the maximum number
       of shares which may be purchased and/or held
       by the Company at any point of time pursuant
       to the proposed renewal shall not exceed 10%
       of the total issued and paid-up share capital
       of the Company for the time being quoted on
       Bursa Securities; b) the maximum amount of
       funds to be allocated by the Company pursuant
       to the proposed renewal shall not exceed the
       sum of retained profits and the share premium
       account of the Company based on its latest
       audited financial statements available up to
       the date of a transaction pursuant to the proposed
       renewal; that the shares purchased by the Company
       pursuant to the proposed renewal may be dealt
       with in all or any of the following manner
       [as selected by the Company]: i) the shares
       so purchased may be cancelled; and/or ii) the
       shares so purchased may be retained as treasury
       shares in accordance with the relevant rules
       of Bursa Securities for distribution as dividend
       to the shareholders and/or resold through Bursa
       Securities and/or subsequently cancelled; and/or
       iii) part of the shares so purchased may be
       retained as treasury shares with the remainder
       being cancelled; [Authority expires until the
       conclusion of the next AGM of the Company or
       the date of the next AGM of the Company is
       required by the Law to be held]; and authorize
       the Directors of the Company to take all steps
       as are necessary or expedient to implement
       or to give effect the proposed renewal with
       full powers to amend and/or assent to any conditions,
       modifications, variations or amendments [if
       any] as may be imposed by the relevant governmental/regulatory authorities from time to time and with full
       power to do all such acts and things thereafter
       in accordance with the Companies Act, 1965,
       the provisions of the Company's Memorandum
       and Articles of Association and the listing
       requirements of the Bursa Securities and all
       other relevant governmental/regulatory authorities

8.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965 and subject
       always to the approval of the relevant authorities,
       to issue shares in the Company from time to
       time and upon such terms and conditions and
       for such purposes as the Directors may deem
       fit provided that the aggregate number of shares
       issued pursuant to this resolution does not
       exceed 10% of the issued share capital of the
       Company for the time being and that the Directors
       be and are also empowered to obtain the approval
       for the listing of and quotation for the additional
       shares so issued on the Bursa Malaysia Securities
       Berhad and [Authority shall continue in force
       until the conclusion of the next AGM of the
       Company]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TITAN INDUSTRIES LTD                                                                        Agenda Number:  701664989
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y88425114
    Meeting Type:  AGM
    Meeting Date:  31-Jul-2008
          Ticker:
            ISIN:  INE280A01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Director's report and               Mgmt          For                            For
       audited profit and loss account for the YE
       31 MAR 2008 and the balance sheet as at that
       date together with the report of the Auditors
       thereon

2.     Declare a dividend on Equity Shares                       Mgmt          For                            For

3.     Re-appoint Mr. N. N. Tata as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. T. K. Balaji as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Dr. C. G. Krishnadas Nair as a Director,       Mgmt          For                            For
       who retires by rotation

6.     Appoint Mr. M. F. Farooqui as a Director                  Mgmt          For                            For

7.     Appoint Mr. Kumar Jayant as a Director                    Mgmt          For                            For

S.8    Authorize the Board of Directors [hereinafter             Mgmt          For                            For
       refer to as 'the Board' and which term shall
       deemed to include any Committee thereof], pursuant
       to the provisions of the Companies Act, 1956
       [including and modifications and re-enactments
       there offer the time being in force and as
       may be enacted hereinafter], Securities Contracts
       Regulations Act, 1956 and rules framed there
       under, SEBI [Delisting of Securities] Guidelines,
       2003, and other guidelines issued by SEBI from
       time to time, Listing Agreements and all other
       applicable laws, rules and regulations and
       guidelines and subject to such approval(s),
       permission(s) and sanction(s)as may be necessary
       and subject to any conditions and modifications
       as may be prescribed or imposed by such authority
       while granting the approval(s), permission(s)
       and sanction(s), to get the securities [equity
       shares and non-convertible debentures] of the
       Company delisted from the Madras Stock Exchange
       Ltd

S.9    Appoint M/s. Deloitte Haskins & Sells as the              Mgmt          For                            For
       Auditors of the Company, to hold office from
       the conclusion of this meeting until the conclusion
       of the next AGM, to audit the accounts of the
       Company for the FY 2008-09, including audit
       of the cash flow statements, on a remuneration
       to be mutually agreed by and between the Board
       of Directors of the Company and the Statutory
       Auditors




--------------------------------------------------------------------------------------------------------------------------
 TITAN INDUSTRIES LTD                                                                        Agenda Number:  701745195
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y88425114
    Meeting Type:  OTH
    Meeting Date:  24-Nov-2008
          Ticker:
            ISIN:  INE280A01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Amend, pursuant to Section 17 and all other               Mgmt          For                            For
       applicable provisions, if any, of the Companies
       Act, 1956 [including any statutory modification
       or re-enactment thereof for the time being
       in force], the Object Clause of the Memorandum
       of Association of the Company in the manner
       and to the extent as follows: a) by the insertion
       of Sub Clause (v) after the present Sub-Clause
       (iv) in the Main Objects Clause III (a) 1 of
       the Memorandum of Association of the Company;
       b) by the insertion of Sub-Clauses 9 and 10
       after the present Sub-Clause 8 in the other
       objects Clause III (c) of the Memorandum of
       Association of the Company; and authorize the
       Board of Directors of the Company to agree
       to and accept such modifications, terms and
       conditions in the newly inserted Object Clauses
       as may be accepted by the concerned authorities
       and to modify the same accordingly and obtain
       confirmation thereof and to take such other
       necessary steps as may be required to implement
       the aforesaid resolution

S.2    Approve, pursuant to Section 149(2A) of the               Mgmt          For                            For
       Companies Act, 1956, the commencement by the
       Company of the business as stated in Sub-Clause
       (v) of the Main Objects Clause III (a) and
       Sub-Clauses 9 and l0 in the Other Objects Clause
       III (C) of the Memorandum of Association of
       the Company upon the said Clauses becoming
       effective; and authorize the Board of Directors
       to take up and commence such business at the
       time and in the manner they deem fit




--------------------------------------------------------------------------------------------------------------------------
 TM INTERNATIONAL BHD                                                                        Agenda Number:  701664737
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8842Y103
    Meeting Type:  EGM
    Meeting Date:  01-Aug-2008
          Ticker:
            ISIN:  MYL6888OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the TMI Mauritius Ltd ["TMI Mauritius"],        Mgmt          For                            For
       a wholly-owned subsidiary of the Company, subject
       to and conditional upon the approvals of the
       relevant authorities being obtained, to subscribe
       for 464,734,670 new ordinary shares of Indian
       Rupee INR 10 each in Idea Cellular Limited
       [Idea] [Idea Shares], representing approximately
       14.99% of the enlarged issued and paid-up share
       capital of Idea, for a cash consideration of
       INR 72,944.8 million based on the terms of
       the Share Subscription Agreement dated 25 JUN
       2008 ["Share Subscription Agreement"] [Proposed
       Subscription]; and to assign its rights under
       the Share Subscription Agreement in favour
       of its affiliates based on the terms specified
       in the Share Subscription Agreement; authorize
       the Directors of the Company, in order to implement,
       complete and give full effect to the proposed
       subscription, the to do or procure to be done
       all acts, deeds and things [including all applications
       and submissions to the relevant regulatory
       authorities and bodies] and to take all such
       decisions as they may in their absolute discretion
       deem fit, necessary, expedient or appropriate
       in the best interest of the Company and to
       execute, sign and deliver on behalf of the
       Company and any of its subsidiaries, all such
       agreements, arrangements, undertakings, instruments
       or other documents to give full effect and
       complete and implement the Share Subscription
       Agreement, with full powers to assent to any
       arrangements, conditions, modifications, variations
       and/or amendments thereto as the Directors
       of the Company may deem fit and/or as may be
       imposed by any relevant authorities in connection
       with the Proposed Subscription

2.     Authorize the Company and/or TMI Mauritius and/or         Mgmt          For                            For
       TMI India Ltd [TMI India], wholly owned subsidiaries
       of TMI, subject to and conditional upon the
       approvals of the relevant authorities being
       obtained, to act, together with Green Acre
       Agro Services Private Limited ["GAASPL"], as
       PAC with Idea, to carry out a mandatory general
       offer on the remaining 137,985,050 ordinary
       shares of INR10 each in Spice Communications
       Limited ["Spice"] ["Spice Shares"] not held
       by Idea and the PAC for a cash offer price
       of INR 77.30 per Spice Share ["Proposed Offer"]
       in accordance with the Securities and Exchange
       Board of India ["Substantial Acquisition of
       Shares and Takeovers"] Regulations 1997 of
       India ["SEBI Takeover Regulations"]; authorize
       the TMI, TMI Mauritius and/or TMI India to
       purchase such number of Spice Shares subject
       to the Proposed Offer which has been accepted
       by the shareholders of Spice other than Idea
       and the PAC, at a price of INR 77.30 per Spice
       Share and based on the terms of the Merger
       Cooperation Agreement dated 25 JUN 2008 ["Merger
       Cooperation Agreement"]; authorize the Directors
       of the Company in order to implement, complete
       and give full effect to the Proposed Offer,
       to do or procure to be done all acts, deeds
       and things [including all applications and
       submissions to the relevant regulatory authorities
       and bodies] and to take all such decisions
       as they may in their absolute discretion deem
       fit, necessary, expedient or appropriate in
       the best interest of the Company and to execute,
       sign and deliver on behalf of the Company and
       any of its subsidiaries, all such agreements,
       arrangements, undertakings, instruments or
       other documents as may be necessary with full
       powers to assent to any arrangements, conditions,
       modifications, variations and/or amendments
       thereto as the Directors of the Company may
       deem fit and/or as may be imposed by any relevant
       authorities in connection with the Proposed
       Offer

3.     Authorize the TMI and/or its subsidiaries which           Mgmt          For                            For
       hold Spice shares, subject to and conditional
       upon the approvals of the relevant authorities
       being obtained, and subject further to and
       conditional upon Ordinary Resolution 1 being
       passed, to approve and consent to the proposed
       merger between Spice and Idea in accordance
       with a scheme of arrangement under Sections
       391 to 394 of the Companies Act 1956 of India,
       based on the terms of the Merger Cooperation
       Agreement ["Proposed Merger"] to exchange their
       Spice Shares for ordinary shares of INR 10
       each in Idea ["Idea Shares"] on the basis of
       49 Idea Shares for every 100 Spice Shares held,
       under the Proposed Merger; authorize the TMI
       to acquire from GAASPL some or all of the Spice
       Shares held by GAASPL at the price of INR 77.30
       per Spice Share plus other incidental costs
       pursuant to the exercise of the GAASPL Call
       Option and/or GAASPL Put Option [both terms
       as defined in TMI's Circular to shareholders
       dated 17 JUL 2008], and that such approval
       shall extend to the Idea Shares which the Spice
       Shares shall be exchanged to under the Proposed
       Merger, based on the terms of the Merger Cooperation
       Agreement ["Acquisition of Option Shares"];
       to deal with its direct and indirect shareholdings
       in Idea in such a way that shall not eventually
       result in a breach of any guidelines issued
       by the Department of Telecommunications under
       the Ministry of Communications and Information
       Technology of the Government of India, or trigger
       a mandatory general offer with respect to Idea
       Shares under the SEBI Takeover Regulations,
       in accordance with the Merger Cooperation Agreement;
       authorize the Directors of the Company in order
       to implement, complete and give full effect
       to the Proposed Merger and Acquisition of Option
       Shares, to do or procure to be done all acts,
       deeds and things [including all applications
       and submissions to the relevant regulatory
       authorities and bodies] and to take all such
       decisions as they may in their absolute discretion
       deem fit, necessary, expedient or appropriate
       in the best interest of the Company and to
       execute, sign and deliver on behalf of the
       Company and any of its subsidiaries, all such
       agreements, arrangements, undertakings, instruments
       or other documents as may be necessary to give
       full effect to, complete and implement the
       Merger Cooperation Agreement, with full powers
       to assent to arrangements, conditions, modifications,
       variations and/or amendments thereto as the
       Directors of the Company may deem fit and/or
       as may be imposed by any relevant authorities
       in connection with the Proposed Merger and
       Acquisition of Option Shares; and for the purpose
       of determining a member who shall be entitled
       to attend this EGM, the Company shall request
       from Bursa Malaysia Depository Sdn. Bhd. in
       accordance with the provisions under Article
       66 of the Company's Articles of Association
       and Section 34(1) of the Securities Industry
       [Central Depositories] Act, 1991 to issue a
       General Meeting Record of Depositors ["General
       Meeting ROD"] as at 24 JUL 2008, only a depositor
       whose name appears on the General Meeting ROD
       as at 24 Jul 2008 shall be entitled to attend
       the said meeting or appoint proxies to attend
       and/or vote on his/her behalf




--------------------------------------------------------------------------------------------------------------------------
 TMB BANK PUBLIC CO LTD                                                                      Agenda Number:  701820739
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y57710116
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  TH0068010014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the minutes of the 2008 AGM             Mgmt          For                            For
       of share holders held on Friday 25 APR 2008

2.     Acknowledge the report on TMB'S operation in              Mgmt          For                            For
       2008

3.     Approve the TMB'S balance sheet and income statements     Mgmt          For                            For
       ended 31 DEC 2008 and acknowledge the suspension
       of dividend payment

4.     Elect the Directors to replace those retiring             Mgmt          For                            For
       by rotation

5.     Approve the remuneration of the Directors for             Mgmt          For                            For
       2009

6.     Appoint the Auditor for 2009 and approve to               Mgmt          For                            For
       fix the Audit fee

7.     Other businesses [if any]                                 Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TMK OAO                                                                                     Agenda Number:  701734231
--------------------------------------------------------------------------------------------------------------------------
        Security:  87260R201
    Meeting Type:  EGM
    Meeting Date:  07-Nov-2008
          Ticker:
            ISIN:  US87260R2013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, on or prior to 05 JAN 2009, to pay               Mgmt          For                            For
       out the dividends to the shareholders for 9
       months of the year 2008 at the rate of 1.75
       roubles per 1 ordinary share of the Company
       [with the normal value of 10 roubles each],
       1,527,751,750 roubles in total




--------------------------------------------------------------------------------------------------------------------------
 TMK OAO                                                                                     Agenda Number:  701800597
--------------------------------------------------------------------------------------------------------------------------
        Security:  87260R201
    Meeting Type:  EGM
    Meeting Date:  29-Jan-2009
          Ticker:
            ISIN:  US87260R2013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.1    Approve the related-party transaction with OAO            Mgmt          For                            For
       TMK and IPSCO Tubulars Inc , namely conclusion
       of the Loan Agreement

1.2    Approve the related-party transaction with Uralskiy       Mgmt          For                            For
       Bank of Sberbank of Russia and OAO TMK, namely
       conclusion of the Surety Agreement

1.3    Approve the related party transaction with Uralskiy       Mgmt          For                            For
       Bank of Sberbank of Russia and OAO TMK, namely
       conclusion of the Surety Agreement

1.4    Approve the related-party transaction with Uralskiy       Mgmt          For                            For
       Bank of Sberbank of Russia and OAO TMK, namely
       conclusion of the Surety Agreement

1.5    Approve the related-party transaction with Uralskiy       Mgmt          For                            For
       Bank of Sberbank of Russia and OAO TMK, namely
       conclusion of the Surety Agreement

1.6    Approve the related-party transaction with OAO            Mgmt          For                            For
       TMK and OAO VTZ, namely conclusion of the Loan
       Agreement

1.7    Approve the related-party transaction with OAO            Mgmt          For                            For
       TMK and OAO STZ, namely conclusion of the Loan
       Agreement

1.8    Approve the related-party transaction with OAO            Mgmt          For                            For
       TMK and OAO SinTZ, namely conclusion of the
       Loan Agreement

1.9    Approve the related-party transaction with OAO            Mgmt          For                            For
       TMK and OAO TAGMET, namely conclusion of the
       Loan Agreement

1.10   Approve the related-party transaction with OAO            Mgmt          For                            For
       TAGMET and OAO TMK, namely conclusion of the
       Loan Agreement

1.11   Approve the related-party transaction with OAO            Mgmt          For                            For
       VTZ and OAO TMK, namely conclusion of the Loan
       Agreement

1.12   Approve the related-party transaction with OAO            Mgmt          For                            For
       STZ and OAO TMK, namely conclusion of the Loan
       Agreement

1.13   Approve the related-party transaction with OAO            Mgmt          For                            For
       SinTZ and OAO TMK, namely conclusion of the
       Loan Agreement




--------------------------------------------------------------------------------------------------------------------------
 TMK OAO                                                                                     Agenda Number:  702017080
--------------------------------------------------------------------------------------------------------------------------
        Security:  87260R201
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  US87260R2013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, annual financial               Mgmt          For                            For
       statements, including income statements [profit
       and loss account] of the Company based on results
       of the FY 2008

2.     Approve the distribution of profit based on               Mgmt          For                            For
       results of the FY 2008, at the latest of 28
       AUG 2009 distribute annual profits for the
       FY 2008 to the shareholders of the Company
       at the rate of 1 RUB 44 kopecks per 1 ordinary
       share of the Company [with the nominal value
       of 10 RUB each] 1,257,121,440 RUB in total;
       benefit remaining after the distribution of
       profit, is not distributed and remains at the
       disposal of the Company

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE NOTE THAT ONLY A VOTE
       "FOR" THE DIRECTOR WILL BE CUMULATED. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

3.1    Elect Kaplunov Andrey Yurievich to the Board              Mgmt          For                            For
       of Directors of the Company

3.2    Elect Pickering Thomas to the Board of Directors          Mgmt          For                            For
       of the Company

3.3    Elect Marous Josef to the Board of Directors              Mgmt          For                            For
       of the Company

3.4    Elect Papin Sergey Timofeyevich to the Board              Mgmt          For                            For
       of Directors of the Company

3.5    Elect Pumpyanskiy Dmitriy Aleksandrovich to               Mgmt          For                            For
       the Board of Directors of the Company

3.6    Elect Townsend Geoffrey to the Board of Directors         Mgmt          For                            For
       of the Company

3.7    Elect Khmelevskiy Igor Borisovich to the Board            Mgmt          For                            For
       of Directors of the Company

3.8    Elect Shiryaev Aleksandr Georgievich to the               Mgmt          For                            For
       Board of Directors of the Company

3.9    Elect Shokhin Aleksandr Nikolaevich to the Board          Mgmt          For                            For
       of Directors of the Company

3.10   Elect Eskindarov Mukhadin Abdurakhmanovich to             Mgmt          For                            For
       the Board of Directors of the Company

4.1    Elect Vorobyov Aleksandr Petrovich to the Audit           Mgmt          For                            For
       Commission of the Company

4.2    Elect Maksimenko Aleksandr Vasilyevich to the             Mgmt          For                            For
       Audit Commission of the Company

4.3    Elect Posdnakova Nina Viktorovna to the Audit             Mgmt          For                            For
       Commission of the Company

5.     Approve Ernst and Young, LLC as the Company's             Mgmt          For                            For
       Auditor

6.     Approve to modify the Charter of the Company              Mgmt          For                            For
       as specified

7.     Approve the new text of the modal contract with           Mgmt          For                            For
       the Member of the Board of Directors of the
       Company

8.     Approve the interested party transaction: execution       Mgmt          For                            For
       of a contract [contracts] of guarantee under
       the specified essential conditions: parties
       of the transaction: Creditor: JSC URALSIB,
       Guarantor: OAO TMK; subject of transaction:
       guarantor covenants with the Creditor CJSC
       Trade House TMK [the Borrower] to be in charge
       of performance of obligations under the credit
       contract [contracts], line of credit contract
       [contracts], bill credit contract [contracts]
       under the specified conditions: total amount
       of non-recurrent indebtedness under credits,
       credit lines, bill credits: not more than RUB
       5,500,000,000 or the equivalent in US dollars;
       period of availability of credit, credit lines,
       bill credits: not more than 12 months; interest
       rate on credit, credit lines, bill credits:
       not more than 22% per annum; transaction price:
       an amount of not more than the amount of the
       secured obligation, interests, commission fees
       and the amount of other commission fees, expenditures
       provided by the secured obligation [obligations];
       the transaction price is more than 2% of the
       assets book value of the Company determined
       in accordance with the date financial statements
       as of the latest reporting date and corresponds
       to the market level




--------------------------------------------------------------------------------------------------------------------------
 TONG YANG MAJOR CORP, SEOUL                                                                 Agenda Number:  701832241
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2099M102
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2009
          Ticker:
            ISIN:  KR7001520006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the outside Directors as Auditor Committee          Mgmt          For                            For
       member

5.     Approve the limit of remuneration of the Directors        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TONG YANG SECURITIES INC                                                                    Agenda Number:  701954592
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8893H108
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7003470002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement cash dividend:            Mgmt          For                            For
       KRW 100 for 1 ordinary share, KRW 150 for 1
       preferred share

2.     Approve the partial amendment to Articles of              Mgmt          For                            For
       Incorporation the law enforcement about Capital
       Market Consolidation Act and maintenance by
       amendment of the Commercial Law

3.1    Elect Mr. Junyeol Yoo as a Director                       Mgmt          For                            For

3.2    Elect Mr. Gun Yong Jung and Mr. Jae Jin Kim               Mgmt          For                            For
       as Outside Directors

3.3    Elect Mr. Jae Hyun Hyun as a Non- Executive               Mgmt          For                            For
       Director

4.     Elect the Auditor Committee Member Mr. Gun Yong           Mgmt          For                            For
       Jung as Outside Director

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TONGAAT HULETT LIMITED                                                                      Agenda Number:  701872384
--------------------------------------------------------------------------------------------------------------------------
        Security:  S85920130
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  ZAE000096541
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial statements of the            Mgmt          For                            For
       Company for the YE 31 DEC 2008

2.     Re-appoint Deloitte & Touche as the Auditors              Mgmt          For                            For

3.1    Re-elect Mr. B.G. Dunlop as a Director, who               Mgmt          For                            For
       retire by rotation in terms of Article 61 of
       the Articles of Association

3.2    Re-elect Mrs. F. Jakoet as a Director, who retire         Mgmt          For                            For
       in accordance with Article 59 of the Articles
       of Association

3.3    Re-elect Dr. T.V. Maphai as a Director, who               Mgmt          For                            For
       retire in accordance with Article 59 of the
       Articles of Association

3.4    Re-elect Mr. M. Mia as a Director, who retire             Mgmt          For                            For
       by rotation in terms of Article 61 of the Articles
       of Association

3.5    Re-elect Mr. M.H. Munro as a Director, who retire         Mgmt          For                            For
       by rotation in terms of Article 61 of the Articles
       of Association

3.6    Re-elect Mrs. N. Mjoli Mncube as a Director,              Mgmt          For                            For
       who retire in accordance with Article 59 of
       the Articles of Association

3.7    Re-elect Mrs. T.H. Nyasulu as a Director, who             Mgmt          For                            For
       retire by rotation in terms of Article 61 of
       the Articles of Association

S.1    Approve the acquisition by the Company of shares          Mgmt          For                            For
       or debentures [securities] issued by it on
       such terms and conditions as the Directors
       of the Company may deem fit; and the acquisition
       by any subsidiary of the Company of securities
       issued by the Company on such terms and conditions
       as the Directors of any such subsidiary may
       deem fit; in terms of Sections 85 and 89 of
       the Companies Act, 61 of 1973, as amended [the
       Companies Act] and in terms of the JSE Listings
       Requirements; provided that: the number of
       ordinary shares acquired in any 1 FY shall
       not exceed 5% of the ordinary shares in issue
       at the date on which this resolution is passed;
       such acquisitions may not be made at a price
       greater than 10% above the weighted average
       of the market value for the securities on the
       JSE for the 5 business days immediately preceding
       the date on which the transaction for the acquisition
       is effected; the JSE will be consulted for
       a ruling if the Company's securities have not
       traded in such 5 business day period; the acquisitions
       be effected through the order book operated
       by the JSE trading system; the Company appoints,
       at any point in time, only 1 agent to effect
       any acquisition/s on the Company's behalf;
       the Company complies with the shareholders'
       spread requirements in terms of the JSE Listings
       Requirements; acquisitions will not be undertaken
       by the Company or its subsidiaries during a
       prohibited period, as defined by the JSE Listings
       Requirements; when the Company and/or its subsidiaries
       have cumulatively repurchased 3% of the initial
       number [the number of that class of shares
       in issue at the time that general authority
       from shareholders is granted] of the relevant
       class of securities, and for each 3% in aggregate
       of the initial number of that class acquired
       thereafter, a press announcement must be made
       giving the details required in terms of the
       JSE Listings Requirements, in respect of such
       acquisitions; the Company will ensure that
       its sponsor will provide the necessary letter
       on the adequacy of the working capital in terms
       of the JSE Listings Requirements, prior to
       the commencement of any purchase of the Company's
       shares on the open market; before entering
       the market to effect the general repurchase,
       the Directors, having considered the effects
       of the repurchase of the maximum number of
       ordinary shares in terms of the foregoing general
       authority, will ensure that for a period of
       12 month period after the date of the notice
       of AGM: the Company will be able, in the ordinary
       course of business, to pay its debts; the assets
       of the Company, fairly valued in accordance
       with International Financial Reporting Standards,
       will exceed the liabilities of the Company;
       the Company's ordinary share capital, reserves
       and working capital will be adequate for ordinary
       business purposes; this authority will be used
       if the Directors consider that it is in the
       best interests of the Company and shareholders
       to effect any such acquisitions having regard
       to prevailing circumstances and the cash resources
       of the Company at the relevant time; [Authority
       expires until the next AGM of the Company or
       the expiry of a period of 15 months from the
       date of this resolution]

O.1    Authorize the Directors to do all such things             Mgmt          For                            For
       and sign all such documents and procure the
       doing of all such things and the signature
       of all such documents as may be necessary or
       incidental to give effect to the approval granted
       in terms of Resolution S.1

O.2    Authorize the Directors of the Company the unissued       Mgmt          For                            For
       shares in the capital of the Company [other
       than the shares reserved for the purposes of
       the Tongaat-Hulett Employees Share Incentive
       Scheme and the Tongaat-Hulett Group Limited
       2001 Share Option Scheme] be placed under the
       control of the Directors of the Company and
       to allot and issue such shares at their discretion
       upon such terms and conditions as they may
       determine, subject to the proviso that the
       aggregate number of shares to be allotted and
       issued in terms of this resolution shall be
       limited to 5% of the number of shares in issue
       at 29 APR 2009 and subject to the provisions
       of the Companies Act and the JSE Listings Requirements

O.3    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the passing of Resolution O.2 and the JSE
       Listings Requirements, to allot and issue for
       cash, without restriction, all or any of the
       unissued shares in the capital of the Company
       placed under their control in terms of Resolution
       O.2 as they in their discretion may deem fit;
       provided that: a paid press announcement giving
       full details, including the impact on net asset
       value and earnings per share, will be published
       at the time of any issue representing, on a
       cumulative basis within 1 FY, 5% or more of
       the number of ordinary shares of the Company's
       ordinary share capital in issue prior to such
       issues provided further that such issues shall
       not in any 1 FY exceed 5% of the Company's
       issued ordinary share capital; and in determining
       the price at which an issue of shares will
       be made in terms of this authority, the maximum
       discount permitted shall be 10% of the weighted
       average traded price of the shares in question
       over the 30 business days prior to the date
       that the price of the issue is determined or
       agreed by the Directors; the JSE will be consulted
       for a ruling if the Company's securities have
       not traded in such 30 business day period;
       and [Authority expires at the end of 15 months
       from the date of this AGM]

O.4    Approve, that the proposed fees payable to Non-Executive  Mgmt          For                            For
       Directors for their services as the Directors
       on the Board and on the Board Committees for
       the period commencing 01 JAN 2009, as recommended
       by the Remuneration Committee and the Board,
       subject to approval by the shareholders at
       the AGM, as specified

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TOP GLOVE CORP BERHAD                                                                       Agenda Number:  701775655
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y88965101
    Meeting Type:  AGM
    Meeting Date:  13-Jan-2009
          Ticker:
            ISIN:  MYL7113OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the audited financial statements for              Non-Voting    No vote
       the FYE 31 AUG 2008 together with the reports
       of the Directors and the Auditors thereon

1.     Approve the declaration of a Single Tier Final            Mgmt          For                            For
       Dividend of 12% for the FYE 31 AUG 2008

2.     Approve the payment of the Directors' fees for            Mgmt          For                            For
       the FYE 31 AUG 2008

3.     Re-elect Mr. Tan Sri Dr. Lim, Wee-Chai as a               Mgmt          For                            For
       Director, who retires pursuant to Article 94
       of the Company's Articles of Association

4.     Re-elect Mr. Lim Hooi Sin as a Director, who              Mgmt          For                            For
       retires pursuant to Article 94 of the Company's
       Articles of Association

5.     Re-appoint Tan Sri Datuk (Dr.) Arshad Bin Ayub            Mgmt          For                            For
       as a Director of the Company and to hold office
       until the conclusion of the next AGM, pursuant
       to Section 129(6) of the Companies Act, 1956

6.     Re-appoint Mr. Sekarajasekaran A/L Arasaratnam            Mgmt          For                            For
       as a Director of the Company and to hold office
       until the conclusion of the next AGM, pursuant
       to Section 129(6) of the Companies Act, 1956

7.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company until the conclusion of the
       next AGM and authorize the Directors to fix
       their remuneration

8.     Authorize the Directors, subject to Section               Mgmt          For                            For
       132D of the Companies Act, 1965 and approvals
       of the relevant governmental/regulatory authorities,
       to issue and allot shares in the Company, at
       any time to such persons and upon such terms
       and conditions and for such purposes as the
       Directors may, in their absolute discretion
       deem fit, provided that the aggregate number
       of shares issued pursuant to this Resolution
       does not exceed ten per centum (10%) of the
       issued and paid-up share capital of the Company
       for the time being; and authorize the Directors
       to obtain the approval for the listing of and
       quotation for the additional shares so issued
       on the Bursa Malaysia Securities Berhad; [Authority
       expires immediately upon the passing of this
       Resolution and continue to be in force until
       the conclusion of the next AGM of the Company]

9.     Authorize the Company, subject to Companies               Mgmt          For                            For
       Act, 1965, the Company's Memorandum and Articles
       of Association, the Listing Requirements of
       Bursa Malaysia Securities Berhad [Bursa Securities]
       and the approvals of all relevant governmental
       and/or regulatory authority [if any], to purchase
       such amount of ordinary shares of MYR 0.50
       each in the Company [Proposed Share Buy-Back]
       as may determined by the Board from time to
       time through Bursa Securities upon such terms
       and conditions as the Board may deem fit and
       expedient in the interest of the Company provided
       that the aggregate number of shares purchased
       pursuant to this resolution shall not exceed
       10% of the total issued and paid-up share capital
       of the Company; the maximum amount of funds
       to be utilized for the purpose of the Proposed
       Share Buy-Back shall not exceed the Company's
       aggregate retained profits and/or share premium
       account; at the discretion of the Board, the
       shares of the Company to be purchased are proposed
       to be cancelled and/or retained as treasury
       shares and/or distributed as dividends and/or
       resold on Bursa Securities; [Authority expire
       at the conclusion of the next AGM of the Company
       at which time the authority shall lapse unless
       by ordinary resolution passed at a general
       meeting, the authority is renewed either unconditionally
       or subject to conditions; or the expiration
       of the period within which the next AGM is
       required by law to be held]; and authorize
       the Board to take such steps to give full effect
       to the Proposed Share Buy-Back with full power
       to assent to any conditions, modifications,
       variations and/or amendments as may be imposed
       by the relevant authorities and/or to do all
       such acts and things as the Board may deem
       fit and expedient in the best interest of the
       Company

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TORAH PORTLAND CEMENT COMPANY, CAIRO                                                        Agenda Number:  701880177
--------------------------------------------------------------------------------------------------------------------------
        Security:  M87901100
    Meeting Type:  OGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  EGS3C311C015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Receive the Board of Directors report of the              Mgmt          No Action
       Company activities for the FYE 31 DEC 2008

2.     Receive the Financial Auditor report for the              Mgmt          No Action
       FYE 31 DEC 2008

3.     Approve the Companys financial statements for             Mgmt          No Action
       the FYE 31 DEC 2008

4.     Approve the profit distribution suggestion for            Mgmt          No Action
       the year 2008

5.     Approve the modifications of the Board of Directors       Mgmt          No Action

6.     Approve to release the Board of Directors responsibilitiesMgmt          No Action
       for the FYE 31 DEC 2008

7.     Approve to determine the Board of Directors               Mgmt          No Action
       transportations and attendance allowances for
       the FY 2009

8.     Re-appoint the Auditors and approve to determine          Mgmt          No Action
       their fees for the FY 2009

9.     Authorize the Board of Directors to donate during         Mgmt          No Action
       year 2009

10.    Approve the Compensation Contracts executed               Mgmt          No Action
       with the affiliates Companies and authorize
       the Board of Directors TP Execute Compensation
       Contracts during the FY 2009




--------------------------------------------------------------------------------------------------------------------------
 TOTAL ACCESS COMMUNICATION PUB CO LTD                                                       Agenda Number:  701916871
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8904F141
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  TH0554010Z14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to certify the minutes of the AGM of              Mgmt          For                            For
       shareholders No 1/2008 held on 30 APR 2008

2.     Acknowledge the annual report on the Company's            Mgmt          For                            For
       operating results of 2008

3.     Approve the Company's audited balance sheet               Mgmt          For                            For
       and the profit and loss account as at 31 DEC
       2008

4.     Approve the annual dividend payment from the              Mgmt          For                            For
       net income of the Company for the YE 31 DEC
       2008

5.1    Elect Mr. Tore Johnsen as a Director, to replace          Mgmt          For                            For
       those who retire by rotation

5.2    Elect Mr. Knut Snorre Bach Corneliussen as a              Mgmt          For                            For
       Director, to replace those who retire by rotation

5.3    Elect Mr. Sigve Brekke as a Director, to replace          Mgmt          For                            For
       those who retire by rotation

5.4    Elect Mr. Soonthorn Pokachaiyapat as a Director,          Mgmt          For                            For
       to replace those who retire by rotation

6.     Approve the remuneration of the Directors for             Mgmt          For                            For
       the year 2009

7.     Approve the appointment of the Company's Auditors         Mgmt          For                            For
       and fixing their remuneration

8.     Approve the general mandate for the interested            Mgmt          For                            For
       person transactions, pursuant to the applicable
       SGX Stock Exchange requirements

9.     Amend the Articles of Association of the Company          Mgmt          For                            For

       Others matters [if any]                                   Non-Voting    No vote

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 542670 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TOTVS SA                                                                                    Agenda Number:  701668557
--------------------------------------------------------------------------------------------------------------------------
        Security:  P92184103
    Meeting Type:  EGM
    Meeting Date:  19-Aug-2008
          Ticker:
            ISIN:  BRTOTSACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the merger between Totvs via its subsidiary       Mgmt          For                            For
       Makira and Datasul

2.     Approve the Merger Agreement between Makira               Mgmt          For                            For
       and Datasul

3.     Appoint an Independent Firm to appraise the               Mgmt          For                            For
       proposed merger

4.     Approve the appraisal of the Independent Firm             Mgmt          For                            For
       on the proposed merger

5.     Approve the Merger Agreement between Totvs and            Mgmt          For                            For
       Makira

6.     Authorize the Administrators to execute the               Mgmt          For                            For
       approved resolutions

7.     Elect Mr. Miguel Abuhab as a Director                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TOTVS SA                                                                                    Agenda Number:  701675285
--------------------------------------------------------------------------------------------------------------------------
        Security:  P92184103
    Meeting Type:  EGM
    Meeting Date:  19-Aug-2008
          Ticker:
            ISIN:  BRTOTSACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve to decide concerning the private issuance         Mgmt          For                            For
       of up to 200,000 debentures, in book entry
       form, with a floating charge, convertible in
       to common shares of the Company, without issuance
       of provisional share certificates or share
       certificates, in 2 series of up to 100,000
       debentures each, with a nominal unit value
       of BRL 1,000.00 on the issue date, in the total
       amount of up to BRL 200,000,000.00




--------------------------------------------------------------------------------------------------------------------------
 TOTVS SA                                                                                    Agenda Number:  701734281
--------------------------------------------------------------------------------------------------------------------------
        Security:  P92184103
    Meeting Type:  EGM
    Meeting Date:  31-Oct-2008
          Ticker:
            ISIN:  BRTOTSACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Amend Article 3 of the Corporation ByLaws of              Mgmt          For                            For
       the Company to include in the Corporate purpose
       the activity of granting of Franchises




--------------------------------------------------------------------------------------------------------------------------
 TOTVS SA                                                                                    Agenda Number:  701734407
--------------------------------------------------------------------------------------------------------------------------
        Security:  P92184103
    Meeting Type:  EGM
    Meeting Date:  31-Oct-2008
          Ticker:
            ISIN:  BRTOTSACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

I.     Approve the protocol and justification of the             Mgmt          For                            For
       merger of Datasul S.A Datasul, Totvs Bmi Consultoria
       Ltda Totvs Bmi and Bcs Holding eparticipacoes
       Ltda Bcs, by the Company, entered into between
       Datasul, Totvs Bmi, Bcs and Totvs on 15 OCT
       2008, protocol

II.    Approve and ratify the hiring of Apsis Consultoria        Mgmt          For                            For
       Empresarial Ltda., a simple limited business
       Company, with headquarters in the city and
       state of Rio De Janeiro, at 90 Rua Sao Jose,
       Grupo 1802, with corporate taxpayer id cnpj/mf
       number 27.281.92000170, the specialized Company
       responsible for the preparation of the valuation
       report on the net assets of Datasul, Totvs
       Bmi and Bcs, at their respective book entry
       asset values, under the terms of the protocol
       valuation reports

III.   Approve the valuation reports                             Mgmt          For                            For

IV.    Approve the mergers, by the Company, of Totvs             Mgmt          For                            For
       Bmi and Bcs, under the terms of the protocol
       and the material fact disclosed by the Company
       on this date

V.     Authorize the administrators of the Company               Mgmt          For                            For
       to perform all the acts necessary for the implementation
       and formalization of the Merger, under the
       terms of the protocol and of the material fact




--------------------------------------------------------------------------------------------------------------------------
 TOTVS SA                                                                                    Agenda Number:  701833178
--------------------------------------------------------------------------------------------------------------------------
        Security:  P92184103
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  BRTOTSACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

I.     Approve to take knowledge of the Directors'               Mgmt          For                            For
       accounts, to examine, discuss and the Company's
       consolidated financial statements for the FYE
       31 DEC 2008

II.    Approve to decide on the allocation of the result         Mgmt          For                            For
       of the FY and on the distribution of dividends

III.   Approve to set the total annual payment for               Mgmt          For                            For
       the Members of the Board of Directors and the
       Directors

IV.    Approve to decide on the newspapers in which              Mgmt          For                            For
       the Company notice will be published




--------------------------------------------------------------------------------------------------------------------------
 TOTVS SA                                                                                    Agenda Number:  701833180
--------------------------------------------------------------------------------------------------------------------------
        Security:  P92184103
    Meeting Type:  EGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  BRTOTSACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

I.     Amend the Article 3 of the Corporate Bylaws               Mgmt          For                            For
       of the Company to include in the Corporate
       purpose the granting of franchises activity

II.    Amend the Article 20 of the Corporative Bylaws            Mgmt          For                            For
       of the Company to change the number and the
       composition of the Members to be elected to
       the Company's Remuneration Committee

III.   Amend the Articles 21 and 24 of the Corporate             Mgmt          For                            For
       Bylaws of the Company to change the number
       of Members of the Board of Directors, and approve
       the designation of the current Directorates
       and to create new Directorates

IV.    Amend the Corporate Bylaws of the Company                 Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TPI POLENE PUBLIC CO LTD (FORMERLY TPI POLENE CO LTD)                                       Agenda Number:  701828482
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8939M111
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  TH0212010019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the 2000 AGM                       Mgmt          For                            For

2.     Acknowledge the Board of Directors' report on             Mgmt          For                            For
       the 2008 operating results

3.     Approve to have the Audit Committee report the            Mgmt          For                            For
       2008 operating results

4.     Approve the balance sheets and profit and loss            Mgmt          For                            For
       statements for the period ended 31 DEC 2008

5.     Approve the appointment of the Statutory Auditors         Mgmt          For                            For
       of the Company and to fix the auditing fee

6.     Approve the legal reserve and distribution of             Mgmt          For                            For
       dividend

7.     Elect new Members of the Directors in replacement         Mgmt          For                            For
       of those retired by rotation and approve to
       determine the remuneration of the Directors

8.     Any other issues [If any]                                 Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TPV TECHNOLOGY LTD                                                                          Agenda Number:  701816867
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8984D107
    Meeting Type:  SGM
    Meeting Date:  06-Mar-2009
          Ticker:
            ISIN:  BMG8984D1074
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR THE BELOW
       RESOLUTION. THANK YOU.

1.     Approve and ratify, the Agreement dated 23 DEC            Mgmt          For                            For
       2008 [the 'Share Purchase Agreement'] [as specified]
       entered into between the Company, as purchaser,
       and Koninklijke Philips Electronics N.V., as
       vendor, relating to the acquisition by the
       Company of the Philips Sale Shares [as specified
       in the circular to the shareholders of the
       Company dated 17 FEB 2009 of which this Notice
       forms part], and all the transactions contemplated
       therein; and authorize any 1 Director to do
       all such acts and things, to sign and execute
       [including the affixing of the Company's seal
       on], to finalize and amend, any other documents,
       instruments and Agreements [and the Director's
       signature thereon shall be conclusive evidence
       of the approval of any finalization or amendment]
       and to take such steps on behalf of the Company
       as he may consider necessary, appropriate,
       desirable or expedient for the purpose of or
       in connection with the implementation and completion
       of the Share Purchase Agreement and all the
       transactions contemplated therein




--------------------------------------------------------------------------------------------------------------------------
 TPV TECHNOLOGY LTD                                                                          Agenda Number:  701922646
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8984D107
    Meeting Type:  AGM
    Meeting Date:  02-Jun-2009
          Ticker:
            ISIN:  BMG8984D1074
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" FOR ALL THE RESOLUTION
       NUMBERS. THANK YOU.

1.     Receive the audited accounts and the reports              Mgmt          For                            For
       of the Directors and of the Auditors for the
       YE 31 DEC 2008

2.     Approve the payment of a final dividend                   Mgmt          For                            For

3.1    Re-elect Mr. Houng Yu-Te as a Director                    Mgmt          For                            For

3.2    Re-elect Mr. Maarten Jan De Vries as a Director           Mgmt          For                            For

3.3    Re-elect Mr. Wong Chi Keung as a Director                 Mgmt          For                            For

3.4    Re-elect Mr. Robert Theodoor Smits as a Director          Mgmt          For                            For

3.5    Re-elect Mr. Chen Yen-Sung, Eddie as a Director           Mgmt          For                            For

3.6    Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of Directors

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company and authorize the Board of Directors
       to fix their remuneration

5.     Authorize the Directors of the Company, to repurchase     Mgmt          For                            For
       its issued shares of USD 0.01 each in the capital
       of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       [the Stock Exchange], Singapore Exchange Securities
       Trading Limited [the Singapore Exchange] or
       on any other stock exchange on which the shares
       of the Company may be listed and recognized
       by the Securities and Futures Commission and
       the Stock Exchange for this purpose, subject
       to and in accordance with all applicable laws
       and requirements of the Rules governing the
       Listing of Securities on the Stock Exchange,
       the Listing Manual of the Singapore Exchange
       or rules of any other stock exchange as amended
       from time to time, not exceeding 10% of the
       aggregate nominal amount of the share capital
       of the Company in issue as at the date of passing
       of this resolution and the said approval shall
       be limited accordingly; [Authority expires
       the earlier of the conclusion of the AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Bye-laws of the Company or
       any applicable Laws of Bermuda to be held]

6.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares of USD
       0.01 each in the capital of the Company or
       securities convertible into such shares or
       options, warrants or similar rights to subscribe
       for any shares or convertible securities and
       to make or grant offers, agreements and options
       during and after the end of relevant period,
       not exceeding 20% of the aggregate nominal
       amount of the issued share capital of the Company,
       otherwise than pursuant to i) a rights issue
       [as specified]; or ii) any issue of shares
       in the Company under any option scheme or similar
       arrangement for the time being adopted for
       the grant or issue to officers and/or employees
       of the Company and/or any of its subsidiaries
       of options to subscribe for, or rights to acquire
       shares of the Company or iii) any scrip dividend
       or similar or any similar arrangement providing
       for the allotment of shares in the Company
       in lieu of the whole or part of a dividend,
       pursuant to the Bye-laws of the Company from
       time to time or iv) any issue of shares in
       the Company upon the exercise of rights of
       subscription or conversion under the terms
       of any warrants issued by the Company or any
       securities which are convertible into shares
       of the Company; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Bye-laws of the Company or any applicable
       laws of Bermuda to be held]

7.     Approve, subject to the passing of the Ordinary           Mgmt          For                            For
       Resolutions I and II, the general mandate granted
       to the Directors of the Company to allot, issue
       and deal with additional securities in the
       capital of the Company, pursuant to the Resolution
       II, by the addition thereto of an amount representing
       the aggregate nominal amount of the shares
       repurchased by the Company under the authority
       granted, pursuant to the Ordinary Resolution
       I, provided that such amount does not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of passing this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TRACTEBEL ENERGIA SA, FLORIANOPOLIS                                                         Agenda Number:  701869399
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9208W103
    Meeting Type:  AGM
    Meeting Date:  14-Apr-2009
          Ticker:
            ISIN:  BRTBLEACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve to take the accounts of the Directors,            Mgmt          For                            For
       to examine, discuss and vote the financial
       statements relating to FYE 31 DEC 2008

2.     Approve the decision regarding the capital budget         Mgmt          For                            For
       for retention of profit

3.     Approve the destination of the year end results           Mgmt          For                            For
       and to distribute dividends

4.     Approve to deliberate on the participation of             Mgmt          For                            For
       the employees in the relating to FYE 31 DEC
       2008

5.     Approve to set the Directors global remuneration          Mgmt          For                            For

6.     Approve to take cognizance of the resignation             Mgmt          For                            For
       of a Member of the Board of Directors and elect
       that Member's replacement

7.     Elect the Finance Committee and Substitutes               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TRACTEBEL ENERGIA SA, FLORIANOPOLIS                                                         Agenda Number:  701869402
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9208W103
    Meeting Type:  EGM
    Meeting Date:  14-Apr-2009
          Ticker:
            ISIN:  BRTBLEACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST'          Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Ratify, in accordance with the terms of Article           Mgmt          For                            For
       256, paragraph 1, of Law number 6404/1976,
       the acquisition, by its subsidiary Gama Participacoes
       LTDA. Gama, of the control of the Companies;
       Hidropower Energia S.A. Hidropower; Tupan Energia
       Eletrica S.A. Tupan, in accordance with the
       material approved at the 90th meeting of the
       Board of Directors of the Company, held on
       24 JUL 2008, and of the Companies; Eolica Beberibe
       S .A. Beberibe; Eolica Pedra Do Sal S.A. Pedra
       Do Sal; Hidrelet Rica Areia Branca S.A. Areia
       Branca; Econergy Brasil Servicos Corporativos
       Ltda; Ecoservicos, in accordance with the material
       approved in the 93rd meeting of the Board of
       Directors of the Company, held on 22 DEC 2008

2.     Amend the wording of line XI of Article 19 of             Mgmt          For                            For
       the corporate bylaws of the Company, to allow
       the executive committee to make guarantees
       or endorsements for the subsidiary Companies,
       in accordance with the proposal approved at
       the 91st meeting of the Board of Directors
       of Tractebelenergia S.A., held on 13 AUG 2008

3.     Approve the revalidation of the contract for              Mgmt          For                            For
       the provision of services entered into between
       the Company and Suez Tr Actebel S.A., approved
       at the EGM held on 17 APR 2007




--------------------------------------------------------------------------------------------------------------------------
 TRAKYA CAM SANAYII AS                                                                       Agenda Number:  701877310
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8811Q100
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2009
          Ticker:
            ISIN:  TRATRKCM91F7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Approve to form and authorize the Board of Presidency     Mgmt          No Action
       to sign the minutes of the meeting

2.     Approve the reports of the Board of Directors,            Mgmt          No Action
       Auditors and Independent Auditor belonging
       to the year of 2008

3.     Approve the financial statements of 2008                  Mgmt          No Action

4.     Approve the date and distribution type of the             Mgmt          No Action
       dividend of 2008

5.     Approve the assignments for the resigned Board            Mgmt          No Action
       Members

6.     Approve to release the Board Members and the              Mgmt          No Action
       Auditors

7.     Elect the Board Members                                   Mgmt          No Action

8.     Elect the Audit Members                                   Mgmt          No Action

9.     Approve to permit the Board Members according             Mgmt          No Action
       to the items 334 and 335 of the Turkish Commercial
       Code

10.    Approve to determine the wages of the Board               Mgmt          No Action
       Members and the Auditors

11.    Approve to inform about the donations                     Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TRANSCEND INFORMATION INC                                                                   Agenda Number:  701911883
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8968F102
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002451002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 541390 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of monetary loans                    Non-Voting    No vote

A.4    To report the status of endorsement and guarantee         Non-Voting    No vote

A.5    To report the status of investment in People's            Non-Voting    No vote
       Republic of China

A.6    To report the status of the local unsecured               Non-Voting    No vote
       convertible bonds

A.7    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution: proposed            Mgmt          For                            For
       cash dividend: TWD 3.3 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus and capital reserves:
       proposed stock dividend: 10 for 1,000 shares
       held; proposed bonus issue: 40 for 1,000 shares
       held

B.4    Elect Mr. Shu Chung Won [ID No: A102642810]               Mgmt          For                            For
       as a Director

B.5    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.8    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.9    Extraordinary motions                                     Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ADDITIONAL INFORMATION IN RESOLUTION B.2
       AND DIRECTOR NAME. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TRANSPORTADORA DE GAS DEL SUR S A                                                           Agenda Number:  701824890
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9308R103
    Meeting Type:  OGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  ARP9308R1039
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the designation of 2 shareholders and             Mgmt          No Action
       to sign the meeting minutes

2.     Approve the report from the Board of Directors,           Mgmt          No Action
       inventory, financial statements, informative
       summary, information required by Article 68
       of the Buenos Aires Stock Exchange Regulations,
       report from the Auditor and report from the
       oversight Committee, in accordance with Article
       234, line 1, of Law 19550, for the FYE on 31
       DEC 2008, and its version in the English language

3.     Approve the allocation to give to the results             Mgmt          No Action
       from the FY

4.     Approve the term in office of the Board of Directors      Mgmt          No Action
       and of the Oversight Committee during the FYE
       on 31 DEC 2008, as well as the setting of their
       compensation with Article 5 of III.3.2 of book
       I of the National Securities Commission rules
       not applying, and consideration of the budget
       for the functioning of the Audit Committee
       during the current FY

5.     Approve the designation of the full Members               Mgmt          No Action
       of the Board of Directors and of the alternate
       Members of the Board of Directors and of the
       Members of the Oversight Committee, and determination
       of the period of their terms in office

6.     Approve the designation of the Certifying Accountant      Mgmt          No Action
       who will certify the financial statements for
       the current FY and determination of his or
       her compensation




--------------------------------------------------------------------------------------------------------------------------
 TRANSPORTADORA DE GAS DEL SUR S.A.                                                          Agenda Number:  933006810
--------------------------------------------------------------------------------------------------------------------------
        Security:  893870204
    Meeting Type:  Annual
    Meeting Date:  26-Mar-2009
          Ticker:  TGS
            ISIN:  US8938702045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINTMENT OF TWO SHAREHOLDERS TO APPROVE AND            Mgmt          For
       SIGN THE MEETING MINUTES.

02     CONSIDERATION OF ANNUAL REPORT, INVENTORY, FINANCIAL      Mgmt          For
       STATEMENTS, INFORMATION REVIEW, AUDITOR'S REPORT
       AND STATUTORY AUDIT COMMITTEE'S REPORT.

03     CONSIDERATION OF THE ALLOCATION OF THE FISCAL             Mgmt          For
       YEAR NET INCOME.

04     CONSIDERATION OF THE ACTIONS CARRIED OUT BY               Mgmt          For
       THE BOARD AND STATUTORY AUDIT COMMITTEE & DETERMINATION
       OF THEIR COMPENSATION, FOR WHICH PURPOSE SECTION
       5, ITEM III.3.2 OF BOOK I OF THE RULES OF COMISION
       NACIONAL DE VALORES SHALL NOT APPLY, & CONSIDERATION
       OF OPERATING BUDGET FOR THE "AUDITING COMMITTEE".

05     APPOINTMENT OF REGULAR DIRECTORS AND ALTERNATE            Mgmt          For
       DIRECTORS, AND STATUTORY AUDIT COMMITTEE MEMBERS
       AND DETERMINATION OF THEIR TERM OF OFFICE.

06     APPOINTMENT OF AN INDEPENDENT ACCOUNTANT TO               Mgmt          For
       CERTIFY THE FINANCIAL STATEMENTS AND DETERMINATION
       OF HIS COMPENSATION.




--------------------------------------------------------------------------------------------------------------------------
 TRAVELSKY TECHNOLOGY LTD                                                                    Agenda Number:  701642692
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8972V101
    Meeting Type:  EGM
    Meeting Date:  31-Jul-2008
          Ticker:
            ISIN:  CNE1000004J3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the sale and purchase agreement dated             Mgmt          For                            For
       05 MAY 2008 [the Sale and Purchase Agreement]
       entered into between China TravelSky Holding
       Company [CTHC] and the Company, a copy of which
       has been initialled by the Chairman of this
       meeting for the purpose of identification marked
       A, pursuant to which CTHC agreed to sell and
       the Company agreed to purchase (i) the entire
       registered capital of ACCA for a consideration
       of RMB 788 million [equivalent to approximately
       HKD 878.62 million; and (ii) a state-owned
       land use right with a site area of 5,332.54
       sq.m. and 8 buildings erected thereon with
       a total gross floor area of 12,003.74 sq.m.
       located in No. 11 Dongxing Li, Chaoyang District,
       Beijing, the People's Republic of China, for
       a consideration of RMB 212 million [equivalent
       to approximately HKD 236.38 million], amounting
       to an aggregate consideration of RMB 1 billion
       [equivalent to approximately HKD 1.115 billion]
       [the Acquisition], and all transactions contemplated
       thereunder be and are hereby generally and
       unconditionally approved; and (b) authorize
       the Directors of the Company to do all such
       acts and things, to sign and execute all such
       further documents and to take such steps as
       the Directors may in their absolute discretion
       consider necessary, appropriate, desirable
       or expedient to give effect to or in connection
       with the Sale and Purchase Agreement and all
       other matters incidental thereto

S.2    Authorize the Directors to allot and issue an             Mgmt          For                            For
       aggregate of up to 174,491,393 new domestic
       shares of book value of RMB 1.00 each in the
       share capital of the Company at a price of
       HKD 6.39 each to CTHC or its nominee [the Special
       Mandate] as full settlement of the consideration
       for the acquisition upon and subject to the
       terms and conditions of the Sale and Purchase
       Agreement being fulfilled, the Special Mandate
       is in addition to, and shall not prejudice
       nor revoke any existing general mandate granted
       to the Directors by the shareholders of the
       Company or such other general or special mandates
       which may from time to time be granted to the
       Directors prior to the passing of this resolution

S.3    Amend, the subject to the passing of resolution           Mgmt          For                            For
       number 1 above, the Articles of Association
       of the Company in the following manner: (a)
       in Article 20, by adding the following new
       sub-article 3: the allotment and issuance of
       174,491,393 domestic shares as approved by
       the shareholders of the Company at the EGM
       convened on 31 JUL 2008, the Company has a
       total issued share capital of 1,950,806,393
       shares, of which 1,329,098,393 were domestic
       shares, representing 68.13% of the issued share
       capital of the Company (b) in Article 21, by
       adding the following new sub-article 4: the
       allotment and issuance of 174,491,393 domestic
       shares as approved by the shareholders of the
       Company at the EGM convened on 31 JUL 2008,
       the Company has a total issued share capital
       of 1,950,806,393 shares, of which 621,708,000
       shares were issued to holders of H shares of
       the Company, representing 31.87% of the issued
       share capital of the Company (c) in Article
       24, by deleting the words RMB 1,776,315,000
       and substituting therefor the words RMB 1,950,806,393

4.     Approve subject to the passing of resolution              Mgmt          For                            For
       number 1 above: (a) the revenue accounting
       system and settlement agreement dated 22 FEB
       2008 entered into between Accounting Centre
       of China Aviation Limited Company [ACCA] as
       the service provider and China Eastern Airlines
       Corporation Limited as the recipient of the
       service [Eastern Airlines Agreement] in respect
       of the provision of revenue accounting systems
       development and support services and passenger
       and cargo revenue accounting and settlement
       services, and all transactions contemplated
       thereunder, and (b) the Annual Caps [as specified
       Company dated 16 JUN 2008 Circular] for the
       transactions under the Eastern Airlines Agreement
       for the 3 years ending 31 DEC 2010 as specified,
       and authorize the Directors to take any step
       as they consider necessary, desirable or expedient
       in connection with the Eastern Airlines Agreement
       and the transactions contemplated thereby

5.     Approve, subject to the passing of resolution             Mgmt          For                            For
       number 1 above: (a) the revenue accounting
       system and settlement agreement dated 28 FEB
       2008 entered into between ACCA as the service
       provider and Air China Limited as the recipient
       of the service [Air China Agreement] in respect
       of the provision of revenue accounting systems
       development and support services and passenger
       and cargo revenue accounting and settlement
       services, and all transactions contemplated
       thereunder, and (b) the Annual Caps for the
       transactions under the Air China Agreement
       for the 3 years ending 31 DEC 2010 as specified,
       and authorize the Directors to take any step
       as they consider necessary, desirable or expedient
       in connection with the Air China Agreement
       and the transactions contemplated thereby

6.     Approve the agreement dated 27 MAR 2008 entered           Mgmt          For                            For
       into between ACCA as the service provider and
       the International Air Transport Association,
       as authorized by, among others, Southern Airlines,
       Eastern Airlines, Air China, Macau Airlines,
       Xiamen Airlines, Hainan Airlines, Shenzhen
       Airlines, Shanghai Airlines, Shandong Airlines,
       and Sichuan Airlines [all as specified] [IATA
       Agreement] in respect of the provision of sales
       data processing and settlement service, and
       all transactions contemplated thereunder, and
       (b) the annual caps for the transactions under
       the IATA Agreement for the 3 years ending 31
       DEC 2010 as specified, and authorize the Directors
       to take any step as they consider necessary,
       desirable or expedient in connection with the
       IATA Agreement and the transactions contemplated
       thereby




--------------------------------------------------------------------------------------------------------------------------
 TRAVELSKY TECHNOLOGY LTD                                                                    Agenda Number:  701690744
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8972V101
    Meeting Type:  EGM
    Meeting Date:  17-Oct-2008
          Ticker:
            ISIN:  CNE1000004J3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the resignation of Mr. Ding Weiping               Mgmt          For                            For
       as an Executive Director of the Company [Director]
       due to internal work arrangement of the Company
       and which will become effective from the conclusion
       of the EGM, and appoint of Mr. Cui Zhixiong
       as an Executive Director for a term commencing
       on the conclusion of the EGM and ending on
       the expiry date of the term of the third Board
       of Directors [Board] of the Company and authorize
       the Board on behalf of the Company to execute
       necessary documents including service contract
       with Mr. Cui Zhixiong and determine his remuneration

2.     Approve the resignation of Mr. Song Jinxiang              Mgmt          For                            For
       as an Executive Director due to internal work
       arrangement of the Company and which will become
       effective from the conclusion of the EGM, and
       appoint of Mr. Xiao Yinhong as an Executive
       Director for a term commencing on the conclusion
       of the EGM and ending on the expiry date of
       the term of the third Board and authorize the
       Board on behalf of the Company to execute necessary
       documents including service contract with Mr.
       Xiao Yinhong and determine his remuneration




--------------------------------------------------------------------------------------------------------------------------
 TRAVELSKY TECHNOLOGY LTD                                                                    Agenda Number:  701801563
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8972V101
    Meeting Type:  EGM
    Meeting Date:  03-Mar-2009
          Ticker:
            ISIN:  CNE1000004J3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 527804 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

S.1    Amend the Article 94, 95, 98 and 117 of the               Mgmt          For                            For
       Articles of Association of the Company [Articles]
       as specified; and authorize the Directors [Directors]
       of the Company to file the amended Articles
       with the State Administration for Industry
       and Commerce the PRC, and to take any step
       or sign any document as they consider necessary
       desirable or expedient in connection with the
       amendments to the Articles and the transactions
       contemplated thereunder

S.2    Authorize the Board of Directors [Board], subject         Mgmt          For                            For
       to all applicable laws, standards, system and/or
       requirements of the governmental or regulatory
       body of securities in the PRC, the Stock Exchange
       of Hong Kong Limited [Stock Exchange] or of
       any other governmental or regulatory body,
       to exercise whether by a single exercise or
       otherwise, all the powers of the Company to
       repurchase the overseas listed foreign shares
       of RMB 1 each in issue in the share capital
       of the Company [H Shares] on the Stock Exchange
       during the relevant period, the aggregate nominal
       value of H Shares authorized to be repurchased
       pursuant to the authority during the relevant
       period shall not exceed 10% of the aggregate
       nominal value of H Shares in issue of the Company
       as at the date of passing of this resolution,
       the exercise of the authority granted shall
       be conditional upon: i) the passing of this
       special resolution on the same terms [as specified]
       at each of the Class Meeting for holders of
       domestic shares [Domestic Shares] of the Company,
       both to be held on the date of the Class meeting
       for holders of H Shares as specified [or on
       such adjourned date as may be applicable];
       ii) the approvals of State-owned Assets Supervision
       and Administration Commission of the State
       Council and State Administration of Foreign
       Exchange of the PRC [or their respective successor
       authorities] and/or [if appropriate] any other
       regulatory authorities as required by the laws,
       standards and system of the PRC being obtained
       by the Company; and iii) the Company not being
       required by any of its creditors to repay or
       to provide guarantee in respect of any amount
       due to any of them [or if the Company is so
       required by any of its creditors, the Company
       in its absolute discretion having repaid or
       provided guarantee in respect of such amount]
       pursuant to the notification procedure set
       out in Article 28 of the Articles of Association
       [Articles] of the Company; [Authority expires
       the earlier of the conclusion of the next AGM
       or the special resolution of the shareholders
       of the Company in any general meeting or holders
       of H share or domestic shares at their respective
       class meeting] and subject to approval of all
       relevant governmental authorities in the PRC
       for the repurchase of such H Shares being granted,
       the Board to make such corresponding amendments
       to the Articles as it thinks fit so as to reduce
       the registered capital of the Company and to
       reflect the new capital structure of the Company
       upon the exercise of the authority to repurchase
       any H Shares of the Company as specified; and
       file the amended Articles with the relevant
       governmental authorities of the PRC

3.     Approve the resignation of Mr. Gong Guokui from           Mgmt          For                            For
       the office of a Non-Executive Director, conditional
       upon passing of Resolution 1 as specified,
       due to arrangement of his other work [which
       is not relating to the Company and its subsidiaries]
       with effect from the conclusion of the EGM;
       and appoint Mr. Cao Guangfu as a Non-executive
       Director with a term commencing on the conclusion
       of the EGM to the expiry of the third Board
       and authorize the Board on behalf of the Company
       to execute necessary documents including service
       contract with him and determine his remuneration

4.A    Approve the resignation of Mr. Zhu Xiaoxing               Mgmt          For                            For
       from the office of an Executive Director, conditional
       upon passing of Resolution 1

4B.1   Approve the resignation of Mr. Rong Gang from             Mgmt          For                            For
       the office of a Non-Executive Director

4B.II  Approve the resignation of Mr. Sun Yongtao from           Mgmt          For                            For
       the office of a Non-Executive Director

4BIII  Approve the resignation of Mr. Liu Dejun from             Mgmt          For                            For
       the office of a Non-Executive Director

4BIV   Approve the resignation of Mr. Xia Yi from the            Mgmt          For                            For
       office of a Non-Executive Director

4BV    Approve the resignation of Mr. Song Jian from             Mgmt          For                            For
       the office of a Non-Executive Director

5.1    Approve the resignation of Mr. Jing Gongbin               Mgmt          For                            For

5.2    Approve the resignation of Mr. Zhang Yakun                Mgmt          For                            For

5.3    Approve the resignation of Ms. Wang Xiaomin               Mgmt          For                            For

5.4    Approve the resignation of Mr. Zhang Xin                  Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TRAVELSKY TECHNOLOGY LTD                                                                    Agenda Number:  701801575
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8972V101
    Meeting Type:  EGM
    Meeting Date:  03-Mar-2009
          Ticker:
            ISIN:  CNE1000004J3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTIONS
       1 TO 3. THANK YOU.

1.     Approve the Annual Caps as specified for the              Mgmt          For                            For
       transactions contemplated under the airline
       services agreement dated 05 NOV 2004 and entered
       into between the Company and Shanghai Airlines
       Company Limited for the 10 months ending 31
       OCT 2009 as specified and authorize the Directors
       of the Company to take any step as they consider
       necessary, desirable or expedient in connection
       with such Annual Caps

2.     Approve the renewal of the agreement [Renewed             Mgmt          For                            For
       Sichuan Airline Services Agreement] dated 14
       NOV 2007 as specified and made between the
       Company and Sichuan Airlines Company Limited
       [Sichuan Airlines] for a term of 1 year from
       01 JAN 2009 to 31 DEC 2009 in relation to the
       provision of the Technology Services [as specified]
       to Sichuan Airlines by the Group [as specified]
       and all the transactions contemplated thereby;
       and the Annual Caps [as specified] for the
       transactions contemplated under the Renewed
       Sichuan Airline Services Agreement for the
       year ending 31 DEC 2009 as specified; authorize
       the Directors of the Company to take any step
       as they consider necessary, desirable or expedient
       in connection with the Renewed Sichuan Airline
       Services Agreement and the transactions contemplated
       thereby

3.     Approve the renewal of the agreement [Renewed             Mgmt          For                            For
       Air China Airline Services Agreement] dated
       01 DEC 2006 as specified and made between the
       Company and Air China Limited [Air China] for
       a term of 1 year from 01 JAN 2009 to 31 DEC
       2009 in relation to the provision of the Technology
       Services [as specified] to Air China by the
       Group [as specified] and all the transactions
       contemplated thereby; and the Annual Caps [as
       specified] for the transactions contemplated
       under the Renewed Air China Airline Services
       Agreement for the year ending 31 DEC 2009 as
       specified; authorize Directors of the Company
       to take any step as they consider necessary,
       desirable or expedient in connection with the
       Renewed Air China Airline Services Agreement
       and the transactions contemplated thereby




--------------------------------------------------------------------------------------------------------------------------
 TRAVELSKY TECHNOLOGY LTD                                                                    Agenda Number:  701802022
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8972V101
    Meeting Type:  CLS
    Meeting Date:  03-Mar-2009
          Ticker:
            ISIN:  CNE1000004J3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR THIS RESOLUTION
       THANK YOU.

S.1    Authorize the Board of Directors: a) subject              Mgmt          For                            For
       to all applicable laws, standards, system and/or
       requirements of the governmental or regulatory
       body of securities in the People's Republic
       of China [PRC], The Stock Exchange of Hong
       Kong Limited [Stock Exchange] or of any other
       governmental or regulatory body, to exercise,
       whether by a single exercise or otherwise,
       all the powers of the Company to repurchase
       the overseas listed foreign shares of RMB 1
       each in issue in the share capital of the Company
       [H Shares] on the Stock Exchange during the
       relevant period; b) the aggregate nominal value
       of H Shares authorized to be repurchased pursuant
       to the authority during the relevant period
       shall not exceed 10% of the aggregate nominal
       value of H Shares in issue of the Company as
       at the date of passing of this resolution;
       c) the exercise of the authority granted under
       paragraph a) shall be conditional upon: i)
       the passing of a special resolution on the
       same terms as the resolution set out in this
       paragraph [except for this sub-paragraph [c(i)]
       at each of the EGM and the class meeting for
       holders of domestic shares of the Company [Domestic
       Shares], both to be held on the date of the
       class meeting for holders of H Shares as convened
       by this notice [or on such adjourned date as
       may be applicable]; ii) the approvals of State-owned
       Assets Supervision and Administration Commission
       of the State Council and State Administration
       of Foreign Exchange of the PRC [or their respective
       successor authorities] and/or [if appropriate]
       any other regulatory authorities as required
       by the laws, standards and system of the PRC
       being obtained by the Company; and iii) the
       Company not being required by any of its creditors
       to repay or to provide guarantee in respect
       of any amount due to any of them [or if the
       Company is so required by any of its creditors,
       the Company in its absolute discretion having
       repaid or provided guarantee in respect of
       such amount] pursuant to the notification procedure
       as specified in Article 28 of the Articles
       of Association [Articles] of the Company; [Authority
       expires the earlier of the conclusion of the
       next AGM or the date on which the authority
       conferred by this special resolution]; and
       authorize the Board subject to approval of
       all relevant governmental authorities in the
       PRC for the repurchase of such H Shares being
       granted, to make such corresponding amendments
       to the Articles as it thinks fit so as to reduce
       the registered capital of the Company and to
       reflect the new capital structure of the Company
       upon the exercise of the authority to repurchase
       any H Shares of the Company as conferred under
       paragraph (a) above; and file the amended Articles
       with the relevant governmental authorities
       of the PRC




--------------------------------------------------------------------------------------------------------------------------
 TRAVELSKY TECHNOLOGY LTD                                                                    Agenda Number:  701807349
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8972V101
    Meeting Type:  EGM
    Meeting Date:  08-Apr-2009
          Ticker:
            ISIN:  CNE1000004J3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" ONLY FOR RESOLUTION
       NUMBER 1. THANK YOU.

1.     Approve the form and substance of the agreement           Mgmt          For                            For
       [Hainan Airline Services Agreement] dated 20
       JAN 2009 and made between the Company and Hainan
       Airlines Company Limited [Hainan Airlines]
       [as supplemented by the letter dated 26 DEC
       2008 issued by Hainan Airlines to the Company
       and the letter dated 20 JAN 2009 issued by
       the Company to Hainan Airlines] [as specified]
       in relation to the provision of the technology
       services [as specified] to Hainan Airlines
       and [Da Xin Hua Holding Limited] by the Group
       [as specified] and all the transactions contemplated
       thereby; the annual Chapter [as specified]
       for the transactions contemplated under the
       Hainan Airline Services Agreement for the 3
       years ending 31 DEC 2011 as specified; authorize
       the Directors of the Company to take any step
       as they consider necessary, desirable or expedient
       in connection with the Hainan Airline Services
       Agreement and the transactions contemplated
       thereby




--------------------------------------------------------------------------------------------------------------------------
 TRAVELSKY TECHNOLOGY LTD                                                                    Agenda Number:  701901147
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8972V101
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  CNE1000004J3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       [Board] of the Company for the YE 31 DEC 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Approve to review the Auditor's report for the            Mgmt          For                            For
       YE 31 DEC 2008 and the audited financial statements
       of the Group [i.e. the Company and its subsidiaries]
       for the YE 31 DEC 2008

4.     Approve the allocation of profit and distribution         Mgmt          For                            For
       of final dividend and special dividend for
       the YE 31 DEC 2008

5.     Appoint PricewaterhouseCoopers and PricewaterhouseCoopers Mgmt          For                            For
       Zhong Tian CPAs Ltd. Company as the international
       and PRC Auditors of the Company, respectively,
       for the YE 31 DEC 2009, and authorize the Directors
       of the Company [Directors] to fix the remuneration
       thereof

6.     Approve the opening of the investment account             Mgmt          For                            For
       [Investment Account] by the Company to facilitate
       investment on cash hedging and appreciation
       portfolio management with an amount of RMB
       500 million or less in accordance with market
       situation and authorize the Board [authorization
       of which may be transferred to 3 Executive
       Directors] to apply all procedures as they
       may consider necessary, appropriate, desirable
       or expedient to sign and/or execute matters
       in relation to investment through the Investment
       Account

S.7    Authorize the Board, subject to the limitations           Mgmt          For                            For
       imposed in this resolution and in accordance
       with the Listing Rules, the Company Law of
       the PRC, and other applicable Laws and regulations
       [in each case as amended from time to time],
       during the Relevant Period [as defined in this
       resolution], to allot, issue or otherwise deal
       with new shares on such terms and conditions
       the Board may determine and that, in the exercise
       of the powers to allot and issue shares, the
       authority of the Board shall include [without
       limitation]: i) the determination of the class
       and number of the shares to be allotted; ii)
       the determination of the issue price of the
       new shares; iii) the determination of the opening
       and closing dates of the issue of new shares;
       iv) the determination of the class and number
       of new shares [if any] to be issued to the
       existing shareholders; v) to make or grant
       offers, agreements and options which might
       require the exercise of such powers; and vi)
       in the case of an offer or issue of shares
       to the shareholders of the Company, excluding
       shareholders who are residents outside the
       PRC or the Hong Kong Special Administrative
       Region of the PRC, on account of prohibitions
       or requirements under overseas Laws or regulations
       or for some other reasons which the Board consider
       expedient; b) upon the exercise of the powers
       granted under this resolution, the Board may
       during the Relevant Period [as defined in this
       resolution] make or grant offers, agreements
       and options which might require the shares
       relating to the exercise of the authority thereunder
       being allotted and issued after the expiry
       of the Relevant Period [as defined in this
       resolution]; c) the aggregate nominal amount
       of the new domestic shares and new H shares
       to be allotted or conditionally or unconditionally
       agreed to be allotted [whether pursuant to
       the exercise of options or otherwise] by the
       Board pursuant to the authority granted under
       this resolution shall not exceed 20% of the
       domestic shares and H shares in issue as at
       the date of passing of this resolution respectively;
       d) the Board in exercising the powers granted
       under this resolution shall comply with the
       Company Law of the PRC, other applicable Laws
       and regulations of the PRC, and the Listing
       Rules [in each case, as amended from time to
       time] and [if required] be subject to the approvals
       of the China Securities Regulatory Commission
       and relevant authorities of the PRC; [Authority
       expires the earlier of the 12 months from the
       date of passing this resolution or the conclusion
       of the next AGM of the Company]; and subject
       to the Listing Committee of The Stock Exchange
       of Hong Kong Limited granting or agreeing to
       grant listing of, and permission to deal in,
       the H shares proposed to be issued by the Company
       and [if required] the approval of the China
       Securities Regulatory Commission for the issue
       of shares, the Board be and it is hereby authorized
       to amend, as they may deem appropriate and
       necessary, the Articles of Association of the
       Company to reflect the change in the share
       capital structure of the Company in the event
       of an exercise of the powers granted under
       this resolution to allot and issue new shares

S.8    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       subject to this resolution and subject to all
       applicable Laws, standards, system and/or requirements
       of the Governmental or Regulatory Body of Securities
       in the PRC, The Stock Exchange of Hong Kong
       Limited [Stock Exchange] or of any other Governmental
       or Regulatory Body, to exercise, whether by
       a single exercise or otherwise, all the powers
       of the Company to repurchase the overseas listed
       foreign shares of RMB 1 each in issue in the
       share capital of the Company [H Shares] on
       the Stock Exchange during the Relevant Period
       [as defined in this resolution]; the aggregate
       nominal value of H Shares authorized to be
       repurchased pursuant to the authority granted
       under this resolution during the Relevant Period
       [as defined in this resolution] shall not exceed
       10% of the aggregate nominal value of H Shares
       in issue of the Company as at the date of passing
       of this resolution; the exercise of the authority
       granted under this resolution shall be conditional
       upon: i) the passing of a special resolution
       on the same terms as the resolution set out
       in this resolution [except for this resolution]
       at each of the class meeting for holders of
       domestic shares [Domestic Shares] of the Company
       and the class meeting for holders of H Shares,
       both to be held on the date of the AGM as convened
       by this notice [or on such adjourned date as
       may be applicable]; the approvals of State-owned
       Assets Supervision and Administration Commission
       of the State Council and State Administration
       of Foreign Exchange of the PRC [or their respective
       successor authorities] and/or [if appropriate]
       any other Regulatory Authorities as required
       by the Laws, standards and system of the PRC
       being obtained by the Company; and the Company
       not being required by any of its creditors
       to repay or to provide guarantee in respect
       of any amount due to any of them [or if the
       Company is so required by any of its creditors,
       the Company in its absolute discretion having
       repaid or provided guarantee in respect of
       such amount] pursuant to the notification procedure
       set out in Article 28 of the Articles of Association
       [Articles] of the Company; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the date on which the authority
       conferred by this special resolution is revoked
       or varied by a special resolution of the shareholders
       of the Company in any general meeting or by
       a special resolution of holders of H Shares
       or holders of Domestic Shares at their respective
       class meetings]; and authorize the Board, subject
       to approval of all relevant Governmental Authorities
       in the PRC, for the repurchase of such H Shares
       being granted to make such corresponding amendments
       to the Articles as it thinks fit so as to reduce
       the registered capital of the Company and to
       reflect the new capital structure of the Company
       upon the exercise of the authority to repurchase
       any H Shares of the Company as conferred under
       this resolution; and file the amended Articles
       with the relevant governmental authorities
       of the PRC

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TRAVELSKY TECHNOLOGY LTD                                                                    Agenda Number:  701965242
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8972V101
    Meeting Type:  CLS
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  CNE1000004J3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 560433 DUE TO CHANGE IN RECORD DATE. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" ONLY FOR RESOLUTION
       1. THANK YOU.

S.1    Authorize the Board of Directors: a) subject              Mgmt          For                            For
       to all applicable laws, standards, system and/or
       requirements of the governmental or regulatory
       body of securities in the People's Republic
       of China [PRC], The Stock Exchange of Hong
       Kong Limited [Stock Exchange] or of any other
       governmental or regulatory body, to exercise,
       whether by a single exercise or otherwise,
       all the powers of the Company to repurchase
       the overseas listed foreign shares of RMB 1
       each in issue in the share capital of the Company
       [H Shares] on the Stock Exchange during the
       relevant period; b) the aggregate nominal value
       of H Shares authorized to be repurchased pursuant
       to the authority during the relevant period
       shall not exceed 10% of the aggregate nominal
       value of H Shares in issue of the Company as
       at the date of passing of this resolution;
       c) the exercise of the authority granted under
       paragraph (a) shall be conditional upon: i)
       the passing of a special resolution on the
       same terms as the resolution set out in this
       paragraph [except for this sub-paragraph [c(i)]
       at each of the AGM and the class meeting for
       holders of domestic shares of the Company [Domestic
       Shares], both to be held on the date of the
       class meeting for holders of H Shares as convened
       by this notice [or on such adjourned date as
       may be applicable]; ii) the approvals of State-owned
       Assets Supervision and Administration Commission
       of the State Council and State Administration
       of Foreign Exchange of the PRC [or their respective
       successor authorities] and/or [if appropriate]
       any other regulatory authorities as required
       by the laws, standards and system of the PRC
       being obtained by the Company; and iii) the
       Company not being required by any of its creditors
       to repay or to provide guarantee in respect
       of any amount due to any of them [or if the
       Company is so required by any of its creditors,
       the Company in its absolute discretion having
       repaid or provided guarantee in respect of
       such amount] pursuant to the notification procedure
       as specified in Article 28 of the Articles
       of Association [Articles] of the Company; [Authority
       expires the earlier of the conclusion of the
       next AGM or the date on which the authority
       conferred by this special resolution]; and
       authorize the Board subject to approval of
       all relevant governmental authorities in the
       PRC for the repurchase of such H Shares being
       granted, to make such corresponding amendments
       to the Articles as it thinks fit so as to reduce
       the registered capital of the Company and to
       reflect the new capital structure of the Company
       upon the exercise of the authority to repurchase
       any H Shares of the Company as conferred under
       paragraph (a) above; and file the amended Articles
       with the relevant governmental authorities
       of the PRC




--------------------------------------------------------------------------------------------------------------------------
 TRENCOR LTD                                                                                 Agenda Number:  701947662
--------------------------------------------------------------------------------------------------------------------------
        Security:  S8754G105
    Meeting Type:  AGM
    Meeting Date:  11-Jun-2009
          Ticker:
            ISIN:  ZAE000007506
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the annual financial statements         Mgmt          For                            For
       of the Company and the Trencor Group for the
       YE 31 DEC 2008

2.1    Re-elect MR. J. E. Hoelter as a Director, who             Mgmt          For                            For
       retires by rotation in terms of the Articles
       of Association

2.2    Re-elect Mr. N. I. Jowell as a Director, who              Mgmt          For                            For
       retires by rotation in terms of the Articles
       of Association

2.3    Re-elect Mr. H. R. Van der Merwe as a Director,           Mgmt          For                            For
       who retires by rotation in terms of the Articles
       of Association

3.     Approve to place the 8,884,209 unissued authorized        Mgmt          For                            For
       ordinary shares of the Company, reserved for
       The Trencor Share Option Plan ["the Plan],
       under the control of the Directors and to specifically
       authorize the directors to issue such shares,
       if required, in accordance with the Plan until
       the next AGM, subject to the provisions of
       the Companies Act, No. 61 of 1973 [as amended]
       [the "Act"], the Articles of Association and
       the Listings Requirements of the JSE Limited
       ["JSE"]

4.     Approve, in terms of the Articles of Association          Mgmt          For                            For
       of the Company, the Directors' remuneration
       paid for the YE 31 DEC 2008, as specified

5.     Re-appoint KPMG Inc as an Independent Auditor             Mgmt          For                            For
       of the Company and appoint Mr. L. P. Smith
       as the designated Auditor to hold office for
       the ensuing year

S.6    Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       subject to Sections 85 and 89 of the Companies
       Act, No. 61 of 1973 [as amended] [the Act]
       to acquire the issued shares of the Company,
       as determined by the Directors of the Company,
       but subject to the Articles of Association
       of the Company, the provisions of the Act and
       the listing requirements of the JSE Limited
       [JSE], not exceeding in aggregate 20% [or 10%
       where such acquisition relate to the acquisition
       by a subsidiary] of the Company's issued share
       capital of the class of shares acquired from
       the date of the grant of this general authority
       in any 1 FY, at a price of no more than 10%
       above the weighted average of the market price
       at which such shares are traded on the JSE
       over the previous 5 business days; [Authority
       expires the earlier of the next AGM of the
       Company or 15 months]; a paid press announcement
       containing full details of the acquisition
       will be published as soon as the Company and/or
       its subsidiaries has/have acquired, on a cumulative
       basis, 3% of the number of shares of the class
       of shares acquired in issue and for each 3%
       of such shares acquired thereafter; any such
       acquisition of shares shall be effected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counterparty; after such acquisitions by the
       Company or its subsidiaries, the Company will
       still comply with the Listings Requirements
       of the JSE concerning shareholder spread requirements;
       the Company or its subsidiaries are not acquiring
       shares during a prohibited period as specified;
       and the Company only appoints one agent to
       effect any acquisition/s on its behalf

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TRIPOD TECHNOLOGY CO LTD                                                                    Agenda Number:  701976928
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8974X105
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0003044004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 536384 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of endorsement, guarantee            Non-Voting    No vote
       and monetary loans

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 2.2 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus, proposed stock dividend:
       10 for 1,000 shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.7    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B81.1  Elect Mr. Jimmy Wang, Shareholder No: 1 as a              Mgmt          For                            For
       Director

B81.2  Elect Mr. James Hu, Shareholder No: 167 as a              Mgmt          For                            For
       Director

B81.3  Elect Mr. T. K. Hsu, Shareholder No: 6 as a               Mgmt          For                            For
       Director

B82.1  Elect Mr. Hung-Chan Wu; ID No: R120019251 as              Mgmt          For                            For
       an Independent Director

B82.2  Elect Mr. Lawrence T. Kou, ID No: F102254762              Mgmt          For                            For
       as an Independent Director

B83.1  Elect Mr. L. F. Tsai, ID No: P120718337 as a              Mgmt          For                            For
       Supervisor

B83.2  Elect Chinsan International Investment Limited,           Mgmt          For                            For
       Shareholder No: 21335 as a Supervisor

B83.3  Elect Chaosan Investment Limited, Shareholder             Mgmt          For                            For
       No: 24186 as a Supervisor

B.9    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TRUE CORPORATION PUBLIC COMPANY LIMITED                                                     Agenda Number:  701761973
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3187S100
    Meeting Type:  EGM
    Meeting Date:  19-Dec-2008
          Ticker:
            ISIN:  TH0375010012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the AGM of the shareholders          Mgmt          For                            For
       for the year 2008

2.     Approve the reduction of the authorized capital           Mgmt          For                            For
       of the Company from THB 60,443,878,210 to THB
       53,032,657,500 by canceling 741,122,071 ordinary
       shares not yet issued [except shares reserved
       for the exercise of rights under convertible
       debentures and non-expired warrants]

3.     Amend the Clause 4 of the Memorandum of Association       Mgmt          For                            For
       of the Company with respect to the authorized
       capital of the Company to be in line with the
       reduction of the authorized capital

4.     Approve to increase the authorized capital of             Mgmt          For                            For
       the Company from THB 53,032,657,500 to THB
       153,332,070,330 by issuing 10,029,941,283 new
       ordinary shares with a par value of THB 10
       each

5.     Amend the Clause 4 of the Memorandum of Association       Mgmt          For                            For
       of the Company with respect to the authorized
       capital of the Company to be in line with the
       increase of the authorized capital

6.     Approve the allotment of new ordinary shares              Mgmt          For                            For
       pursuant to the increase of the authorized
       capital

7.     Any other business                                        Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TRUE CORPORATION PUBLIC COMPANY LIMITED                                                     Agenda Number:  701828242
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3187S100
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2009
          Ticker:
            ISIN:  TH0375010012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the EGM of the shareholders          Mgmt          For                            For
       no. 1/2551

2.     Acknowledge the report on the result of business          Mgmt          For                            For
       operation of the Company for the year 2008

3.     Approve the balance sheet and the profit and              Mgmt          For                            For
       loss statements of the Company for the FYE
       31 DEC 2008

4.     Approve the dividend payment and the profit               Mgmt          For                            For
       appropriation as a legal reserve from the 2008
       annual results

5.1    Elect Mr. Dhanin Chearavanont as a Director               Mgmt          For                            For
       to replace the Directors who retire by rotation

5.2    Elect Mr. Vitthya Vejjajiva as a Director to              Mgmt          For                            For
       replace the Directors who retire by rotation

5.3    Elect Dr. Kosol Petchsuwan as a Director to               Mgmt          For                            For
       replace the Directors who retire by rotation

5.4    Elect Mr. Joti Bhokavanij as a Director to replace        Mgmt          For                            For
       the Directors who retire by rotation

5.5    Elect Mr. Suphachai Chearavanont as a Director            Mgmt          For                            For
       to replace the Directors who retire by rotation

5.6    Elect Mr. Chatchaval Jiaravanon as a Director             Mgmt          For                            For
       to replace the Directors who retire by rotation

6.     Approve the Director's remuneration                       Mgmt          For                            For

7.     Appoint the Company's Auditors and approve to             Mgmt          For                            For
       determine the Auditors' remuneration for the
       year 2009

8.     Other business [if any]                                   Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 TRUWORTHS INTERNATIONAL LTD                                                                 Agenda Number:  701721323
--------------------------------------------------------------------------------------------------------------------------
        Security:  S8793H130
    Meeting Type:  AGM
    Meeting Date:  06-Nov-2008
          Ticker:
            ISIN:  ZAE000028296
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Group and the Company               Mgmt          For                            For
       audited annual financial statements for the
       period ended 29 JUN 2008

2.1    Re-elect Mr. M.S. Mark as a Director of the               Mgmt          For                            For
       Company, who retires by rotation at the AGM

2.2    Re-elect Mr. R.G. Dow as a Director of the Company,       Mgmt          For                            For
       who retires by rotation at the AGM

2.3    Re-elect Mr. H. Saven as a Director of the Company,       Mgmt          For                            For
       who retires by rotation at the AGM

3.     Approve to renew the Directors' general authority,        Mgmt          For                            For
       which shall be limited in aggregate to 10%
       of the Company's shares in issue at 29 JUN
       2008, over both the unissued shares and the
       repurchased shares of the Company until the
       following AGM; this general authority shall
       include the power to allot or to sell as the
       case may be such shares for cash subject to
       the provisions of the Companies Act [the Act]
       and the JSE's Listings Requirements, in particular
       this resolution which if passed would constitute
       a waiver by Members of their pre-emptive rights,
       is subject to not less than 75% of the votes
       of all members entitled to vote and in attendance
       or represented at the meeting being cast in
       favor and is further subject to paragraphs
       5.52 and 11.22 of such Requirements which provide
       as follows: such shares may only be issued
       or sold as the case may be to public shareholders
       as defined in such Requirements and not to
       related parties; such shares may not in any
       1 FY in the aggregate exceed 15% of the Company's
       issued shares the number that may be issued
       or sold as the case may be being determined
       in accordance with subparagraph 5.52 [c] of
       such Requirements; and the maximum discount
       at which such shares may be issued or sold
       as the case may be is 10% of the weighted average
       traded price of such shares on the JSE over
       the 30 business days preceding the date of
       determination of the issue or selling price
       as the case may be; after the Company has issued
       shares in terms of this general authority representing
       on cumulative basis within a financial year
       5% or more of the number of shares in issue
       prior to that issue, the company will publish
       an announcement containing full details of
       the issue including: the number of shares issued;
       the average discount to the weighted average
       traded price of the shares over the 30 business
       days prior to the date that the price of the
       issue was determined or agreed by the Directors;
       and the effects of the issue on the net asset
       value per share net tangible asset value per
       share earnings per share headline earnings
       per share and diluted earnings and headline
       earnings per share

S.4    Approve, a general approval contemplated in               Mgmt          For                            For
       the Act, the acquisition from time to time,
       either by the Company itself or by its subsidiaries,
       of the Company's issued shares and including
       the acquisition by the Company of any of its
       issued shares held by its subsidiaries, upon
       such terms and conditions and in such amounts
       as the Directors of the Company may from time
       to time decide, subject however to the provisions
       of the Act and the Listings Requirements of
       the JSE relating to general repurchases of
       shares, it being recorded that it is currently
       required that general repurchases of a Company's
       shares can be made only if: a) the Company
       and its subsidiaries are enabled by their articles
       to acquire such shares; b) the Company and
       its subsidiaries are authorized by their Members
       in terms of special resolutions taken at general
       meetings, to make such general repurchases,
       [Authority expires the earlier of the conclusion
       of the next AGM or 15 months]; c) such repurchases
       are effected through the order book operated
       by the JSE trading system and without any prior
       understanding or arrangement between the Company
       and a counterparty, unless the JSE otherwise
       permits; d) such repurchases are limited to
       a maximum of 20% per FY of the Company's issued
       shares of that class at the time the aforementioned
       authorization is given, a maximum of 10% in
       aggregate of the Company's issued shares that
       may have been repurchased being capable of
       being held by subsidiaries of the Company;
       e) such repurchases are made at a price no
       greater than 10% above the weighted average
       market price of the Company's shares traded
       on the JSE over the 5 business days immediately
       preceding the date on which the transaction
       is effect; f) at any point in time, the Company
       appoints only one agent to effect any repurchase
       on the Company's behalf; g) the Company may
       only undertake such repurchases if thereafter
       it still complies with the JSE's Listings Requirements
       concerning shareholder spread; h) such repurchases
       are not effected during prohibited periods
       as defined by the JSE

5.     Re-appoint Ernst & Young Inc, as the Independent          Mgmt          For                            For
       External Auditors in respect of the audit of
       the Group's and the Company's annual financial
       statements for the period ending 28 JUN 2009
       and their fees be determined by Group's Audit
       Committee

6.     Approve the fees of the Non-Executive Directors           Mgmt          For                            For
       for the period ended 29 JUN 2008

7.1    Approve the fees of the Non-Executive Chairman            Mgmt          For                            For
       for the period ended 28 JUN 2009 as ZAR 320,000

7.2    Approve the fees of the Non-Executive Directors           Mgmt          For                            For
       for the period ended 28 JUN 2009 as ZAR 150,000

7.3    Approve the fees of the Audit Committee Chairman          Mgmt          For                            For
       for the period ended 28 JUN 2009 as ZAR 75,000

7.4    Approve the fees of the Audit Committee Members           Mgmt          For                            For
       for the period ended 28 JUN 2009 as ZAR 55,000

7.5    Approve the fees of the Remuneration Committee            Mgmt          For                            For
       Chairman for the period ended 28 JUN 2009 as
       ZAR 60,000

7.6    Approve the fees of the Remuneration Committee            Mgmt          For                            For
       Member for the period ended 28 JUN 2009 as
       ZAR 45,000

7.7    Approve the fees of the Risk Committee Member             Mgmt          For                            For
       for the period ended 28 JUN 2009 as ZAR 30,000

7.8    Approve the fees of the Non-Executive Committee           Mgmt          For                            For
       Chairman for the period ended 28 JUN 2009 as
       ZAR 20,000




--------------------------------------------------------------------------------------------------------------------------
 TSINGTAO BREWERY LTD                                                                        Agenda Number:  701949375
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8997D102
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  CNE1000004K1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the 2008 work report of the Board of              Mgmt          For                            For
       Directors of the Company

2.     Approve the 2008 work report of the Supervisory           Mgmt          For                            For
       Committee of the Company

3.     Approve the 2008 financial statements [audited]           Mgmt          For                            For
       of the Company

4.     Approve to determine the 2008 Profit Distribution         Mgmt          For                            For
       Proposal [including dividend distribution]

5.     Re-appoint PricewaterhouseCoopers Zhong Tian              Mgmt          For                            For
       Certified Public Accountants Limited Company
       as the Company's Domestic Auditors and PricewaterhouseCoopers,
       Hong Kong as it's International Auditors for
       the year of 2009, and authorize the Board of
       Directors to fix their remuneration

6.     Approve to publish or provide Corporate communications    Mgmt          For                            For
       to the holders of H Shares of the Company's
       website under the prerequisite that the Laws,
       regulations and listing rules of the places
       of listing of the Company will not be contravened

7.     Approve the remuneration proposal for the Executive       Mgmt          For                            For
       Directors of the sixth Board of Directors

8.     Approve and ratify the Distribution Agreement             Mgmt          For                            For
       dated 22 APR 2009 [the Distribution Agreement]
       entered into between the Company and [Yantai
       Beer Tsingtao Asahi Company Limited] [Yantai
       Beer] in relation to the grant of the sole
       distribution rights to the Company for distribution
       of all products produced by Yantai Beer and
       the transactions contemplated thereunder, the
       proposed annual caps in respect of the transactions
       contemplated under the Distribution Agreement
       for each of the 3 FYE 31 DEC 2011; and authorize
       Mr. Sun Mingbo, an Executive Director of the
       Company, to sign, seal, execute all such other
       documents and agreements and do all such acts
       or things as he may in his absolute discretion
       consider to be necessary, desirable, appropriate
       or expedient to implement or give effect to
       the Distribution Agreement, the annual caps
       and the transaction contemplated thereunder
       including agreeing and making any modifications,
       amendments, waivers, variations or extensions
       of the Distribution Agreement, the annual caps
       and the transactions contemplated thereunder

S.9    Amend the Articles of Association of the Tsingtao         Mgmt          For                            For
       Brewery Company Limited [Amendments to the
       Articles of Association], and authorize the
       Board of Directors of the Company at the AGM
       to make appropriate amendments to the wordings
       and do such other things as necessary in respect
       of the amendments to the Articles of Association
       pursuant to the requests of the relevant regulatory
       authorities and the requirements of the Rules
       Governing the Listing of Securities on The
       Stock Exchange of Hong Kong Limited in the
       course of filing the Articles of Association
       with such regulatory authorities after the
       passing of the Amendments to the Articles of
       Association at the AGM




--------------------------------------------------------------------------------------------------------------------------
 TURCAS PETROL AS, ISTANBUL                                                                  Agenda Number:  701901995
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8967L103
    Meeting Type:  OGM
    Meeting Date:  05-May-2009
          Ticker:
            ISIN:  TRATRCAS92E6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       MPORTANT MARKET PROCESSING REQUIREMENT: A POWER           Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening of the assembly and election of the               Mgmt          No Action
       Chairmanship

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the assembly

3.     Approve to take decision on the Board of Directors        Mgmt          No Action
       activity report, the Auditors report as well
       as on the balance sheet and the income statement
       of 2008

4.1    Grant discharge the Board Members                         Mgmt          No Action

4.2    Grant discharge the Auditors                              Mgmt          No Action

5.     Approve to take decision on the distibution               Mgmt          No Action
       of profits

6.     Elect the Members of the Board of Auditors and            Mgmt          No Action
       determination of the remuneration

7.     Elect and ratify the Independent External Auditing        Mgmt          No Action
       Company for the independent audit of 2009 and
       2010, in accordance with capital market Board'
       s communique

8.     Approve to give the information about the donations       Mgmt          No Action
       given across the year

9.     Approve the decision on granting permission               Mgmt          No Action
       to the Members of the Board of Directors to
       participate in activities indicated in the
       Articles 334 and 335 of the Turkish Trade Code

10.    Approve the questions asked by shareholders               Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURK HAVA YOLLARI A O                                                                       Agenda Number:  701793398
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8926R100
    Meeting Type:  EGM
    Meeting Date:  22-Jan-2009
          Ticker:
            ISIN:  TRATHYAO91M5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 526954 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Opening statement and appoint the Board of Assembly       Mgmt          No Action

2.     Authorize the Board of Assembly to sign the               Mgmt          No Action
       minutes of meeting

3.     Reading                                                   Mgmt          No Action

4.     Approve the voting for the acceptance of revised          Mgmt          No Action
       Article 6 of Articles of Associations and including
       provisional Article 3 which has been revised
       according to the approval of CMB and the Republic
       of Turkey, Ministry of Industry and Trade

5.     Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURK HAVA YOLLARI A O                                                                       Agenda Number:  701902327
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8926R100
    Meeting Type:  OGM
    Meeting Date:  04-May-2009
          Ticker:
            ISIN:  TRATHYAO91M5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board                  Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the meeting

3.     Approve the activities and accounts of 2008,              Mgmt          No Action
       the Board of Directors, the Auditors and the
       Independent Auditors report

4.     Approve the balance sheet and income statements           Mgmt          No Action
       for year 2008

5.     Approve to absolve the Board Members and the              Mgmt          No Action
       Auditors

6.     Approve the profit distribution proposal of               Mgmt          No Action
       the Board of Directors

7.     Approve the Independent Auditing Firm                     Mgmt          No Action

8.     Approve to inform to the shareholders about               Mgmt          No Action
       the donations

9.     Approve to determine 2 Members for Board Committee        Mgmt          No Action
       and Audit Committee by the Group A shareholders

10.    Elect the Board Members                                   Mgmt          No Action

11.    Elect the Auditors                                        Mgmt          No Action

12.    Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Board of Directors and the Auditors

13.    Closure                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURK OTOMOBIL FABRIKASI A S                                                                 Agenda Number:  701810043
--------------------------------------------------------------------------------------------------------------------------
        Security:  M87892101
    Meeting Type:  OGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  TRATOASO91H3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 533506 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Opening and elect the Presidential Board                  Mgmt          No Action

2.     Approve the activities and accounts of 2008,              Mgmt          No Action
       the reading and deliberation of the Board of
       Directors and the Auditors reports, the brief
       Independent Auditing report by the Independent
       Auditing Company, namely Guney Bagimsiz Denetim
       Ve Serbest Muhasebeci Mali Musavirlik A.S.,
       the acceptance, acceptance through modification
       or rejection of the recommendation by the Board
       of Directors concerning the balance sheet and
       income table for 2008

3.     Approve the changes made within the Board of              Mgmt          No Action
       Directors as per the 315th Article of the Turkish
       Commercial Law

4.     Approve the absolving of the members of the               Mgmt          No Action
       Board of Directors and the Auditors for the
       Companys activities in 2008

5.     Approve the acceptance, acceptance through modification   Mgmt          No Action
       or rejection of the recommendation by the Board
       of Directors concerning the distribution of
       the income of 2008

6.     Approve to provide information on the profit              Mgmt          No Action
       distribution policies for 2009 and the following
       years as per the principles of Corporate Management

7.     Approve the election by the Board of Directors,           Mgmt          No Action
       upon the Auditing Committees recommendation,
       of the Independent External Auditing institution
       as per the communique on Independent Auditing
       Standards in capital markets published by the
       Capital Markets Board

8.     Approve the framework of the communique published         Mgmt          No Action
       by the capital markets Board serial IV, No:
       41, providing information on the evaluation
       reports that are prepared due to operations
       conducted with the relevant parties

9.     Amend drafts on 9th and 17th Articles of the              Mgmt          No Action
       Articles of Association on the condition to
       have the necessary approvals obtained from
       the Capital Markets Board and the ministry
       of industry and trade

10.    Approve to inform the general Board on the donations      Mgmt          No Action
       made in 2008 by the Company to charities and
       associations for social aid purposes

11.    Re-elect or replace the Auditors whose tenures            Mgmt          No Action
       have expired

12.    Approve to determine the monthly gross wages              Mgmt          No Action
       of the Chairman and the Members of the Board
       of Directors and the Auditors

13.    Authorize the Members of the Board of Directors,          Mgmt          No Action
       as per the 334th and the 335th Articles of
       the Turkish Commercial Law, to conduct the
       business that fall within the scope of the
       Company personally or in the name of others,
       to be sharers in Companies conducting such
       businesses and to conduct other operations
       on the condition not to be employed with the
       titles of Board of Directors Member, Director
       or employee for third parties or Companies
       that engage in the trade business on motor
       vehicles other than those manufactured by the
       fiat group or under the license thereof

14.    Authorize the Presidential Board to sign the              Mgmt          No Action
       minutes of the general Board in the name of
       the shareholders and to be settled for this

15.    Wishes and Opinions                                       Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURK SISE VE CAM FABRIKALARI A.S.                                                           Agenda Number:  701899342
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9013U105
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2009
          Ticker:
            ISIN:  TRASISEW91Q3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and election of the Presidential Board,           Mgmt          No Action
       authorize the Chairmanship to sign the minutes
       of the meeting

2.     Receive the activities and accounts of 2008,              Mgmt          No Action
       the reports of the Board of Directors, the
       Board of Auditors and the Independent External
       Auditors report

3.     Ratify the balance sheet and income statements            Mgmt          No Action
       for the year 2008

4.     Approve the way of distribution and the date              Mgmt          No Action
       of distribution of 2008's profit

5.     Grant discharge of Board of Directors and the             Mgmt          No Action
       Board of Auditors

6.     Elect the Members of the Board of Directors               Mgmt          No Action

7.     Elect the Members of the Board of Auditors                Mgmt          No Action

8.     Authorize the Members of the Board of Directors           Mgmt          No Action
       to participate in activities according to the
       Articles 334 and 335 of the Turkish Commercial
       Code

9.     Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Board of Directors

10.    Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Board of Auditors

11.    Approve the presentation of information about             Mgmt          No Action
       the donations made throughout the year

12.    Amend the Company Articles of Association                 Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURK TELEKOMUNIKASYON                                                                       Agenda Number:  701735269
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y90033104
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2008
          Ticker:
            ISIN:  TRETTLK00013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the Assembly and elect the Chairmanship        Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the Assembly

3.     Ratify the mid-term elections for the vacated             Mgmt          No Action
       Board memberships in accordance with the Article
       315 of the Turkish Trade Code and Board of
       Directors' resolution dated 30 JUL 2008, and
       ratify the new memberships of the Board members
       to be effected as of the election date

4.     Elect the members of the Board of Directors               Mgmt          No Action
       and the Auditors

5.     Wishes and suggestions                                    Mgmt          No Action

6.     Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURK TELEKOMUNIKASYON                                                                       Agenda Number:  701805042
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y90033104
    Meeting Type:  OGM
    Meeting Date:  25-Feb-2009
          Ticker:
            ISIN:  TRETTLK00013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No Action

1.     Opening and formation of the Council                      Mgmt          No Action

2.     Authorize the Council for signing the minutes             Mgmt          No Action
       of the assembly and list of attendants

3.     Grant authority to the person to be appointed             Mgmt          No Action
       by Board of Directors and to the Board of Directors
       itself, who will be in charge of acquisition
       of Companies during the year 2009 up and until
       total value of 1.000.000.000 US Dollars in
       line with Section G item 6 of Article 21th
       of the Association

4.     Wishes                                                    Mgmt          No Action

5.     Closure                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURK TELEKOMUNIKASYON                                                                       Agenda Number:  701906515
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y90033104
    Meeting Type:  AGM
    Meeting Date:  11-May-2009
          Ticker:
            ISIN:  TRETTLK00013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 559876 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Opening and election of the Presidential Board            Mgmt          No Action

2.     Approve to delegate authority to Chairmanship             Mgmt          No Action
       to sign the minutes of the meeting

3.     Approve the concerning of activities and accounts         Mgmt          No Action
       of 2008, the reading and deliberation of the
       Board of Directors, Auditors and Independent
       Auditors report

4.     Approve the balance sheet and income statements           Mgmt          No Action
       for the year

5.     Approve to decide the offsetting the losses               Mgmt          No Action
       of the Company from reserve funds and showing
       this accounting in the financial statements
       of the year 2009

6.     Approve to decide on the profit distribution              Mgmt          No Action
       proposal of the Board of Directors

7.     Approve the absolving Board Members and Auditors          Mgmt          No Action

8.     Approve the decision on the Independent Auditing          Mgmt          No Action
       firm

9.     Approve to present the information to the shareholders    Mgmt          No Action
       about the profit distribution policies

10.    Approve to present the information to the general         Mgmt          No Action
       assembly about the information policy

11.    Approve to present the information to the general         Mgmt          No Action
       assembly about the donations and contributions

12.    Approve to present the information about the              Mgmt          No Action
       processes with concerned parties

13.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

14.    Wishes and closure                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURK TRAKTOR VE ZIRAAT MAKINELERI A.S.                                                      Agenda Number:  701804583
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9044T101
    Meeting Type:  OGM
    Meeting Date:  26-Mar-2009
          Ticker:
            ISIN:  TRETTRK00010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and elect the Presidential Board                  Mgmt          No Action

2.     Receive the report of the Board of Directors              Mgmt          No Action
       and the Auditor's report including reports
       of the Independent Audit Company [Basaran Nas
       Serbest Muhasebeci Mali Musavirlik A.S] concerning
       the activities and accounts for the year 2008
       and approve the balance sheet and income statements
       for the year 2008 and submission for the approval
       of the general assembly

3.     Grant discharge to the Members of the Board               Mgmt          No Action
       of Directors and the Auditors due to the accounts
       and activities of the Company for the year
       2008

4.     Approve the re-election or replacement of the             Mgmt          No Action
       Board of Directors Members whose service term
       has expired and approve to determine their
       service term and the number of the Members

5.     Approve the re-election or replacement of the             Mgmt          No Action
       Auditors whose service term has expired

6.     Approve to determine the monthly gross remunerations      Mgmt          No Action
       of the Board of Directors Chairman and the
       Members and the Auditors

7.     Adopt and accept certain changes, or rejection            Mgmt          No Action
       of the Board of Directors proposal with respect
       to distribution of the profit for 2008 and
       date of such profit distribution

8.     Approve to obtain information for our shareholders        Mgmt          No Action
       regarding our distribution of profit margin
       policy according to the institutional management
       principles

9.     Approve to give general assembly the information          Mgmt          No Action
       about donations granted for charitable purposes
       to funds and associations which have tax exemption,
       in 2008

10.    Approve the scope of Capital Markets Board,               Mgmt          No Action
       giving information about operations made with
       related parties

11.    Approve the case that necessary permissions               Mgmt          No Action
       are obtained from capital markets Board and
       Ministry of Industry and Commerce and amend
       the Articles numbered 14 and 23 of the Articles
       of Association

12.    Approve the result of the merger registered               Mgmt          No Action
       on the date of 31 MAR 2008, submitting the
       revised version of conformity report for Institutional
       Management Principles and also, business ethic
       rules, Auditing Committee working principles
       and insider list which were prepared within
       the scope of Institutional Management Principles
       to the general assembly

13.    Grant permission to the Board of Director Members         Mgmt          No Action
       in accordance with the Articles 334 and 335
       of Turkish Commercial Code so that they may
       involve in business activities in the same
       areas as those of the Company, directly on
       their own or in the name of others, hold shares
       in other Companies which engage in similar
       lines of business and carry out other transactions

14.    Authorize the Meeting Chairmanship Council for            Mgmt          No Action
       signing the minutes of general assembly without
       any need for further signatures

15.    Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURKCELL ILETISIM HIZMETLERI  A S                                                           Agenda Number:  701767329
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8903B102
    Meeting Type:  EGM
    Meeting Date:  30-Jan-2009
          Ticker:
            ISIN:  TRATCELL91M1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and elect the Presidency Board                    Mgmt          No Action

2.     Authorize the Presidency Board to sign the minutes        Mgmt          No Action
       of the meeting

3.     Amend the Article 3 of the Articles of Association        Mgmt          No Action
       of the Company, titled purpose and subject
       matter

4.     Wishes and hopes                                          Non-Voting    No Action

5.     Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURKCELL ILETISIM HIZMETLERI  A S                                                           Agenda Number:  701831237
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8903B102
    Meeting Type:  OGM
    Meeting Date:  08-May-2009
          Ticker:
            ISIN:  TRATCELL91M1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidency Board                    Mgmt          No Action

2.     Authorize the Presidency Board to sign the minutes        Mgmt          No Action
       of meeting

3.     Approve the annual reports of the Board of Director,      Mgmt          No Action
       the Auditors and the summary of the Independent
       Audit Firm's report relating to FY 2008

4.     Approve the balance sheet and the profits/loss            Mgmt          No Action
       statements relating to FY 2008

5.     Approve to release the Board Members and the              Mgmt          No Action
       Auditors from activities and operations of
       the Company in year 2008

6.     Elect the Board of Directors Members for a period         Mgmt          No Action
       of 3 years and approve to determine their remuneration

7.     Elect the Auditors for a period of 1 year and             Mgmt          No Action
       approve to determine their remuneration

8.     Approve the decision on the Board of Directors            Mgmt          No Action
       proposal concerning the distribution of profit
       for year 2008

9.     Approve to inform the general assembly regarding          Mgmt          No Action
       the donations made in the year 2008

10.    Elect the Independent Audit Firm realized by              Mgmt          No Action
       the Board of Directors in accordance with the
       Article 14 of the regulation concerning the
       Independent External Audit in capital markets
       which is published by the capital markets Board

11.    Approve to permitting the Board Members to,               Mgmt          No Action
       directly or on behalf of others, be active
       in areas falling within or outside the scope
       of the Companys and to participate in Companies
       operating in the same business and to perform
       other acts in compliance with Articles 334
       and 335 of the Turkish Commercial Code

12.    Wishes and hopes                                          Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURKIYE GARANTI BANKASI A S                                                                 Agenda Number:  701835867
--------------------------------------------------------------------------------------------------------------------------
        Security:  M4752S106
    Meeting Type:  OGM
    Meeting Date:  02-Apr-2009
          Ticker:
            ISIN:  TRAGARAN91N1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening and formation of the Board of Presidency          Mgmt          No Action

2.     Authorize the Board of Presidency for the execution       Mgmt          No Action
       of the minutes of the meeting

3.     Receive the annual report and the Auditors reports        Mgmt          No Action

4.     Approve the balance sheet, profit and loss accounts       Mgmt          No Action
       and dividend distribution

5.     Appoint the Members of Board of Directors in              Mgmt          No Action
       order to fulfill the residual term of positions
       of Members vacated during the year

6.     Approve to release of Members of the Board of             Mgmt          No Action
       Directors and the Auditors

7.     Elect the Members of the Board of Directors               Mgmt          No Action
       and the Auditors

8.     Approve to determine the remuneration of the              Mgmt          No Action
       Members of the Board of Directors and the Auditors

9.     Approve the charitable donations                          Mgmt          No Action

10.    Grant authority for the Members of the Board              Mgmt          No Action
       of Directors to do business with the bank in
       accordance with Articles 334 and 335 of Turkish
       Commercial Code




--------------------------------------------------------------------------------------------------------------------------
 TURKIYE HALK BANKASI A.S. (HALKBANK)                                                        Agenda Number:  701870342
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9032A106
    Meeting Type:  OGM
    Meeting Date:  14-Apr-2009
          Ticker:
            ISIN:  TRETHAL00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Chairmanship                        Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the assembly

3.     Approve the Board of Directors' activity report,          Mgmt          No Action
       the Auditors' report and the Independent External
       Auditing Company's report as well

4.     Ratify the balance sheet and profit and loss              Mgmt          No Action
       statement of FY 2008

5.     Grant discharge to the Board Members and the              Mgmt          No Action
       Auditors, separately

6.     Approve to determine the remuneration for the             Mgmt          No Action
       Members of the Board of Directors and the Auditors

7.     Approve to give the information to the general            Mgmt          No Action
       assembly about donations granted across the
       year

8.     Wishes and closing                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURKIYE IS BANKASI A S                                                                      Agenda Number:  701847456
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8933F115
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2009
          Ticker:
            ISIN:  TRAISCTR91N2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening of the assembly, elect the Chairmanship           Mgmt          No Action
       and grant authority for the Chairmanship to
       sign the minutes of the assembly

2.     Receive the Board of Directors activity report,           Mgmt          No Action
       Auditors report as well as of the Independent
       External Auditing Company's report

3.     Ratify the balance sheet and profit and loss              Mgmt          No Action
       statement of year 2008

4.     Grant discharge of the Board Members for the              Mgmt          No Action
       activities and accounts of year 2008

5.     Grant discharge of the Auditors for the activities        Mgmt          No Action
       and accounts of year 2008

6.     Approve to determine the way and of the date              Mgmt          No Action
       of distribution of profits

7.     Ratify the mid term election for the vacated              Mgmt          No Action
       Board Membership

8.     Approve to determine remuneration for the Members         Mgmt          No Action
       of the Board of Directors

9.     Elect the Auditors                                        Mgmt          No Action

10.    Approve the determine of remuneration for the             Mgmt          No Action
       Auditors

11.    Approve the informing to shareholders about               Mgmt          No Action
       donations granted across the year




--------------------------------------------------------------------------------------------------------------------------
 TURKIYE PETROL RAFINERILERI A  S                                                            Agenda Number:  701803555
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8966X108
    Meeting Type:  OGM
    Meeting Date:  27-Mar-2009
          Ticker:
            ISIN:  TRATUPRS91E8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and elect the Presiding Committee of              Mgmt          No Action
       the general assembly meeting AGM

2.     Approve, the reading and deliberations on the             Mgmt          No Action
       Board of Directors report, Auditors report
       and the Independent Audit report of the Independent
       External Audit Company Basaran Nas Bagimsiz
       Denetim Ve Ser Best Muhasebeci Mali Musavirlik
       A.S a Member of PricewaterhouseCoopers, on
       the activities and accounts of the year 2008;
       the Board of Directors proposal about the balance
       sheet and the income statement of the year
       2008; after modification or rejection of the
       dividend distribution

3.     Approve the changes in the Membership of the              Mgmt          No Action
       Board of Directors in the year 2008, in accordance
       with Turkish Commercial Law, Article 315

4.     Grant discharge from liability of the Members             Mgmt          No Action
       of the Board of Directors and the Auditors
       in respect of the duties performed during the
       year 2008

5.     Approve the replacement or re-elect the Board             Mgmt          No Action
       of Directors Members whose term of office has
       expired

6.     Approve the replacement or re-elect the Auditors          Mgmt          No Action
       whose term of office has expired

7.     Approve the determination of the monthly gross            Mgmt          No Action
       compensation of the Chairman, Members of the
       Board and the Auditors

8.     Approve, the modification or refuse the year              Mgmt          No Action
       2008 profit distribution and dividend date
       proposal of the Board of Directors

9.     Approve to inform our shareholders about the              Mgmt          No Action
       Company dividend policy in accordance with
       the principles of Corporate Governance

10.    Authorize the Board of Directors, within the              Mgmt          No Action
       frame of the Article 38 of the Articles of
       Association, about the advance payment of the
       dividend distribution, the capital market Law
       Article15 and regarding of the relevant regulation

11.    Approve the presentation of information to the            Mgmt          No Action
       general assembly about the donations and the
       support provided by our Company to foundations
       and associations in 2008 with the purpose of
       social responsibility

12.    Approve, the Independent Audit Firm selected              Mgmt          No Action
       by the Board of Directors for the Auditing
       of our Company's activities and accounts in
       the year 2009, on proposal of the Auditing
       Committee, in accordance with the regulations
       concerning Independent Auditing in the capital
       market

13.    Approve within the frame of the Capital Markets           Mgmt          No Action
       Board, Communique IV, No 41, to inform about
       transactions with the related parties

14.    Approve, having the required permission from              Mgmt          No Action
       the Ministry of Industry and trade, the changes
       of the text which is related to the Articles
       10 and 26, in the Articles of Association

15.    Authorize the Board of Members, in accordance             Mgmt          No Action
       with the Commercial Law Article 334 and 335,
       to perform business activities within the fields
       of activity of the Company by himself or on
       the behalf of others and to be a partner in
       any Company performing similar activities and
       to make other transactions

16.    Authorize the Presiding Committee to sign the             Mgmt          No Action
       meeting minutes of the general assembly

17.    Requests                                                  Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TURKIYE SINAI KALKINMA BANKASI A.S.                                                         Agenda Number:  701823456
--------------------------------------------------------------------------------------------------------------------------
        Security:  M8973M103
    Meeting Type:  OGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  TRATSKBW91N0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and election of the Presidential Board,           Mgmt          No Action
       authorize the Chairmanship to sign the minutes
       of the meeting

2.     Approve the concerning the activities and accounts        Mgmt          No Action
       of 2008, the reading and deliberation of the
       Board of Directors and Auditors reports, the
       brief Independent auditing report

3.     Approve to submit newly elected Board Members             Mgmt          No Action

4.     Approve 2008 the balance sheet and income statements      Mgmt          No Action

5.     Approve the determination on profit, profit               Mgmt          No Action
       distribution and its distribution date

6.     Approve the Members of the Board of Directors             Mgmt          No Action
       and the Auditors

7.     Elect the Board Members                                   Mgmt          No Action

8.     Elect the Auditors                                        Mgmt          No Action

9.     Approve to determine the monthly gross salaries           Mgmt          No Action
       of Board Members and Auditors

10.    Approve the presentation of information about             Mgmt          No Action
       the donations and contributions with in the
       year

11.    Authorize Board Members according to the Article          Mgmt          No Action
       334 and 335 of the Turkish Commercial code




--------------------------------------------------------------------------------------------------------------------------
 TURKIYE VAKIFLAR BANKASI TAO                                                                Agenda Number:  701812201
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9037B109
    Meeting Type:  OGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  TREVKFB00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 534902 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening of the assembly and elect the Chairmanship        Mgmt          No Action

2.     Authorize the Chairmanship in order to sign               Mgmt          No Action
       the minutes of the assembly

3.     Approve the Board of Directors' activity report,          Mgmt          No Action
       Auditors' report and Independent Auditing Company's
       report

4.     Ratify the balance sheet and profit & loss statement      Mgmt          No Action
       of 2008

5.     Grant discharge to the Board Members for the              Mgmt          No Action
       activities and accounts of 2008

6.     Grant discharge to the Auditors for the activities        Mgmt          No Action
       and accounts of 2008

7.     Approve the Board of Directors' proposal concerning       Mgmt          No Action
       distribution of 2008's profit

8.     Approve to give information to the general assembly       Mgmt          No Action
       about our bank's policies on distribution of
       profit for 2009 and subsequent years

9.     Approve to re-new the elections for the Memberships       Mgmt          No Action
       of the Board of Directors

10.    Approve to re-new the elections for the Memberships       Mgmt          No Action
       of the Board of Auditors

11.    Approve to determine the remuneration for the             Mgmt          No Action
       Members of the Board of Directors and the Auditors

12.    Ratify the election of Independent External               Mgmt          No Action
       Auditing Company in accordance with the related
       regulation of the Capital Market Board

13.    Approve to give information about the donations           Mgmt          No Action
       given across the year

14.    Wishes and suggestions                                    Mgmt          No Action

15.    Closing                                                   Mgmt          No Action

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No Action
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TV AZTECA SA DE CV                                                                          Agenda Number:  701907404
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9423F109
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  MXP740471117
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting    No vote
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

I.     Presentation and if relevant approval of the              Non-Voting    No vote
       report from the Board of Directors of the Company,
       report from the Audit Committee and report
       from the Chief Executive Officer, for the year
       2008 FY

II.    Presentation and if relevant approval of the              Non-Voting    No vote
       report from the Commissioner with relation
       to the report from the Board of Directors regarding
       the activities conducted to 31 DEC 2008

III.   Discussion of the Audited Financial Statements            Non-Voting    No vote
       and of the Balance Sheet of the Company, as
       well as the plan for the allocation of results
       and if relevant distribution of the profit,
       for the FYE 31 DEC 2008

IV.    Determination of the payment of a unitary preferred       Non-Voting    No vote
       dividend for the Series "D-A" shares and for
       the series "D-L" shares

V.     Determination of the maximum amount of funds              Non-Voting    No vote
       to be allocated for the purchase of the Company's
       own shares for the 2009 FY

VI.    Ratification or if relevant designation of members        Non-Voting    No vote
       of the Board of Directors, as well as the ratification
       or if relevant designation of the Chairperson
       of the audit Committee, Secretary and Vice
       Secretary of the Company, determination of
       their compensation

VII.   Presentation and if relevant approval of the              Non-Voting    No vote
       report regarding the fulfillment of the tax
       obligations that are the responsibility of
       the Company

VIII.  Designation of special delegates who will formalize       Non-Voting    No vote
       the resolutions passed at the meeting




--------------------------------------------------------------------------------------------------------------------------
 TVN S.A., WARSZAWA                                                                          Agenda Number:  701729343
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9283W102
    Meeting Type:  EGM
    Meeting Date:  30-Oct-2008
          Ticker:
            ISIN:  PLTVN0000017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Acknowledge the proper convening of the meeting           Mgmt          No Action
       and its ability to adopt resolutions

4.     Approve to accept the agenda                              Mgmt          No Action

5.     Elect the Scrutiny Commission                             Mgmt          No Action

6.     Adopt the resolution on buying own shares for             Mgmt          No Action
       cancellation

7.     Adopt the resolution on destination of the reserve        Mgmt          No Action
       capital for buying own shares

8.     Adopt the resolution on amendments to the Articles        Mgmt          No Action
       of Association

9.     Approve the uniform text of the Articles of               Mgmt          No Action
       Association

10.    Closing of the Meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 TVN S.A., WARSZAWA                                                                          Agenda Number:  701918065
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9283W102
    Meeting Type:  OGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  PLTVN0000017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the general meeting                            Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the correctness of calling meeting and            Mgmt          No Action
       its ability to approve resolutions

4.     Approve the agenda acceptance                             Mgmt          No Action

5.     Elect the Scrutiny Committee                              Mgmt          No Action

6.     Approve the financial statement                           Mgmt          No Action

7.     Approve the Company activity report                       Mgmt          No Action

8.     Approve the consolidated financial statement              Mgmt          No Action

9.     Approve the resolution on granting Management             Mgmt          No Action
       Board duties execution

10.    Approve the resolution on granting Supervisory            Mgmt          No Action
       Board duties execution

11.    Approve the resolution on profit distribution             Mgmt          No Action

12.    Approve the dividend payment and establishment            Mgmt          No Action
       of pay date

13.    Approve the  resolution on Company situation              Mgmt          No Action
       report

14.    Approve the Supervisory Board activity report             Mgmt          No Action

15.    Approve the establishment of no of Members of             Mgmt          No Action
       the Supervisory Board

16.    Elect new Members of the Supervisory Board                Mgmt          No Action

17.    Approve the extension of deadline to execute              Mgmt          No Action
       rights to buy TVN shares in range of motivation
       programme

18.    Adopt the resolution on buyback own shares                Mgmt          No Action

19.    Approve the resolution on decrease initial capital        Mgmt          No Action

20.    Approve the resolution on changes in Company              Mgmt          No Action
       statue

21.    Approve the acceptance uniform text of Company            Mgmt          No Action
       statute

22.    Closing of the general meeting                            Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 U-MING MARINE TRANSPORT CORPORATION                                                         Agenda Number:  701958792
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9046H102
    Meeting Type:  AGM
    Meeting Date:  02-Jun-2009
          Ticker:
            ISIN:  TW0002606001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 544570 DUE TO DELETION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 financial statements                             Non-Voting    No vote

A.3    The 2008 audited reports                                  Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 6 per share

B.3    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Extraordinary motions                                     Mgmt          For                            Against




--------------------------------------------------------------------------------------------------------------------------
 UCHI TECHNOLOGIES BHD                                                                       Agenda Number:  701912291
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9035F109
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  MYL7100OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements of               Mgmt          For                            For
       the Company for the YE 31 DEC 2008 together
       with the reports of the Directors and the Auditors
       thereon

2.     Declare a final Tax Exempt dividend of 6 sen              Mgmt          For                            For
       per share of MYR 0.20 each for the YE 31 DEC
       2008

3.     Approve the payment of Director's fee of MYR              Mgmt          For                            For
       446,200 for the YE 31 DEC 2009

4.     Re-elect Mr. Kao, Te-Pei Alias Edward Kao as              Mgmt          For                            For
       a  Director, under the provision of Article
       131 of the Article of Association of the Company

5.     Re-elect Mr. Charlie Ong Chye Lee as a Director           Mgmt          For                            For
       who retires under the provision of Articlre
       136 of the Articles of the Association of the
       Company

6.     Re-appoint Mr. Huang, Teng-Yen as a Director,             Mgmt          For                            For
       pursuant to Section 129(6) of the Act, until
       the conclusion of the next AGM

7.     Re-appoint Messrs. Deloitte KassimChan as the             Mgmt          For                            For
       Auditors of the Company and authorize the Board
       of Directors to fix their remuneration

8.     Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       Section 132D of the Companies Act, 1965 and
       approvals from bursa Malaysia Securities Berhad
       (bursa securities) and other relevant governmental/regulatory authorities where such authority shall be necessary,
       to issue and allot shares in the Company from
       time to time until the conclusion of the next
       AGM and upon such terms and conditions and
       for such purposes as the Board of Directors
       may, in their absolute discretion, deem fit
       provided that the aggregate number of shares
       to be issued shall not exceed 10% of the issued
       share capital of the Company for the time being
       and to obtain the approval for the listing
       of and quotation for the additional shares
       so issued on bursa securities

9.     Authorize the Company, subject to the provisions          Mgmt          For                            For
       under the Companies Act, 1965 (the Act), the
       Companies Regulations 1966, the Memorandum
       and Articles of Association of the Company,
       the Listing Requirements of Bursa Malaysia
       Securities Berhad (Bursa Securities) and the
       approvals of all relevant authorities (if any),
       to purchase such number of ordinary shares
       of MYR 0.20 each in the Company (Uchi Shares)
       as may be determined by the Directors of the
       Company from time to time through Bursa Securities
       upon such terms and conditions as the Directors
       may deem fit and expedient in the interest
       of the Company provided that the aggregate
       number of shares purchased pursuant to this
       resolution shall not exceed 10% of the total
       issued and paid-up share capital of the Company
       (Proposed Renewal of Share Buy-Back Authority);
       the maximum amount of funds to be utilized
       for the purpose of the Proposed Renewal of
       Share Buy-Back Authority shall not exceed the
       Company's aggregate retained profits and/or
       share premium account; authorize the Directors
       of the Company to decide at their discretion
       as may be permitted and prescribed by the Act
       and/or any prevailing laws, rules, regulations,
       orders, guidelines and requirements issued
       by the relevant authorities for the time being
       in force to deal with any Uchi Shares so purchased
       by the Company in the following manner: i)
       the Uchi Shares so purchased could be cancelled;
       or ii) the Uchi Shares so purchased could be
       retained as treasury shares for distribution
       as share dividends to the shareholders of the
       Company and/or resold through Bursa Securities
       in accordance with the relevant rules of Bursa
       Securities and/or be cancelled subsequently;
       or iii) combination of (i) and (ii) above;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company following the
       general meeting at which such resolution was
       passed, at which time the authority would lapse
       unless renewed by ordinary resolution, either
       unconditionally or conditionally; or the passing
       of the date on which the next AGM of the Company
       is required by law to be held]; and the Directors
       of the Company to take such steps to give full
       effect to the Proposed Renewal of Share Buy-Back
       Authority with full power to assent to any
       conditions, modifications, variations and/or
       amendments as may be imposed by the relevant
       authorities and/or to do all such acts and
       things as the Directors may deem fit and expedient
       in the best interest of the Company

10.    Authorize the Directors of the Company, on behalf         Mgmt          For                            For
       of the Company, at any time and from time to
       time to offer and grant to Mr. Charlie Ong
       Chye Lee, an Independent Non-Executive Director
       of the Company, options to subscribe for such
       number of new ordinary shares of MYR 0.20 each
       (the Shares) in the Company under Uchi Technologies
       Berhad Employee Share Option Scheme 2006 (ESOS
       2006) as they shall deem fit provided that:
       a) not more than 50% (or such percentage as
       allowable by the relevant authorities) of the
       new Shares available under ESOS 2006 shall
       be allocated, in aggregate, to the Directors
       and Senior Management of the Company and its
       subsidiaries; and b) not more than 10% (or
       such percentage as allowable by the relevant
       authorities) of the new Shares available under
       ESOS 2006 shall be allocated to any eligible
       Director or employee who, either singly or
       collectively through persons connected with
       the eligible Director or employee, holds 20%
       or more of the issued and paid up share capital
       of the Company, and subject always to such
       terms and conditions and/or adjustments which
       may be made in accordance with the provisions
       of the Bye-Laws of ESOS 2006

       Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UEM BUILDERS BHD                                                                            Agenda Number:  701687797
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0005V109
    Meeting Type:  EGM
    Meeting Date:  11-Sep-2008
          Ticker:
            ISIN:  MYL4855OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the UEMC, subject to and conditional            Mgmt          For                            For
       upon the requisite approvals of the relevant
       authorities and/or parties [where required]
       being obtained, and subject further to and
       conditional upon Ordinary Resolution 3 [in
       respect of the MCRPS to be received under the
       Proposed Land Disposal] being passed, to dispose
       the UEMC Land Parcels to UEM Land for MYR 46,146,000
       to be satisfied by the issuance of 46,146,000
       MCRPS, at an issue price of MYR 1.00 per MCRPS
       in accordance with the terms and conditions
       of the conditional Sale and Purchase Agreement
       dated 24 JUN 2008 entered into between UEMC
       and UEM Land, the salient terms as specified
       and authorize the Board of Directors of UEM
       Builders [Board], in order to implement, give
       full effect to and complete the Proposed Land
       Disposal, to do or procure to be done all acts,
       deeds and things and to execute, sign and deliver
       on behalf of UEM Builders, all such documents
       as the Board may deem necessary, expedient
       and/or appropriate to implement, give full
       effect to and complete the Proposed Land Disposal
       with full power to assent to any condition,
       modification, variation and/or amendment as
       may be required by any relevant authority and/or
       party to give effect to the Proposed Land Disposal

2.     Authorize the UEMC, subject to and conditional            Mgmt          For                            For
       upon the requisite approvals of the relevant
       authorities and/or parties [where required]
       being obtained, and subject further to and
       conditional upon Ordinary Resolution 3 [in
       respect of the MCRPS to be received under the
       Proposed Finwares Disposal] being passed, to
       dispose its 100% equity interest in Finwares
       to UEM Land for MYR 79,796,162 to be satisfied
       by the issuance of 79,796,162 MCRPS at an issue
       price of MYR 1.00 per MCRPS in accordance with
       the terms and conditions of the conditional
       Sale of Shares Agreement dated 24 JUN 2008
       entered into between UEMC and UEM Land, the
       salient terms as specified and authorize the
       Board of Directors of UEM Builders [Board],
       in order to implement, give full effect to
       and complete the Proposed Finwares Disposal,
       to do or procure to be done all acts, deeds
       and things and to execute, sign and deliver
       on behalf of UEM Builders, all such documents
       as the Board may deem necessary, expedient
       and/or appropriate to implement, give full
       effect to and complete the Proposed Finwares
       Disposal with full power to assent to any condition,
       modification, variation and/or amendment as
       may be required by any relevant authority and/or
       party to give effect to the Proposed Finwares
       Disposal

3.     Authorize UEM Builders, subject to and conditional        Mgmt          For                            For
       upon Ordinary Resolution 1 and/or Ordinary
       Resolution 2 being passed and further subject
       to and conditional upon the requisite approvals
       of the relevant authorities and/or parties
       [where required] being obtained, to undertake
       and implement a non-renounceable restricted
       offer for sale of UEM Builders' rights to the
       allotment of the MCRPS, arising from and consequent
       upon the completion of the Proposed Land Disposal,
       as referred to in Ordinary Resolution 1, and/or
       the Proposed Finwares Disposal, as referred
       to in Ordinary Resolution 2, respectively [Offer
       MCRPS] in the following manner: i) the Offer
       MCRPS shall be offered to UEM Builders' shareholders
       whose names appear in the Record of Depositors
       of UEM Builders as at the close of business
       on a date to be determined and announced later
       by the Board of Directors of UEM Builders [Board]
       [Entitlement Date], on a non-renounceable basis
       of 0.13066 Offer MCRPS for each ordinary share
       of MYR 1.00 each in UEM Builders held [Entitlement
       Ratio] as at the Entitlement Date at the offer
       price of MYR 1.00 for each Offer MCRPS; ii)
       the Entitlement Ratio shall be adjusted if:
       a) the disposal consideration under the Proposed
       Land Disposal and/or the Proposed Finwares
       Disposal is adjusted pursuant to the terms
       of the Proposed Land Disposal or Proposed Finwares
       Disposal and results in a corresponding adjustment
       to the number of MCRPS to be allotted to UEMC
       or its nominee; or b) either one of the Proposed
       Land Disposal or Proposed Finwares Disposal
       is terminated, aborted or not completed; iii)
       the entitlement of each entitled shareholder
       of UEM Builders under the Proposed MCRPS ROS
       shall be computed by multiplying the Entitlement
       Ratio by the number of ordinary shares in UEM
       Builders that each entitled shareholder holds
       as at the Entitlement Date [rounded down to
       the nearest 1 Offer MCRPS]; and iv) the following
       Offer MCRPS will be made available for excess
       application by the entitled shareholders of
       UEM Builders: a) the Offer MCRPS which are
       not applied for by the entitled shareholders
       of UEM Builders; b) the Offer MCRPS which are
       applied for by the entitled shareholders of
       UEM Builders but which do not comply with any
       terms and conditions pertaining to the acceptance
       of the Proposed MCRPS ROS and where the Board
       considers such acceptance as invalid; and c)
       any balance Offer MCRPS which are not allocated
       to any entitled shareholders of UEM Builders
       as a result of the rounding adjustment referred
       to in paragraph (iii) above; and authorize
       the Board: to determine the basis of allocation
       under the excess application in a fair and
       equitable manner and as the Board may in its
       absolute discretion deem fit and expedient;
       and in order to implement, give full effect
       to and complete the Proposed MCRPS ROS, to
       do or procure to be done all acts, deeds and
       things and to execute, sign and deliver on
       behalf of UEM Builders all such documents as
       the Board may deem necessary, expedient and/or
       appropriate to implement, give full effect
       to and complete the Proposed MCRPS ROS with
       full power to assent to any condition, modification,
       variation and/or amendment as may be required
       by any relevant authority and/or party to give
       effect to the Proposed MCRPS ROS




--------------------------------------------------------------------------------------------------------------------------
 UEM WORLD BHD                                                                               Agenda Number:  701669408
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9035N102
    Meeting Type:  EGM
    Meeting Date:  18-Aug-2008
          Ticker:
            ISIN:  MYL1775OO005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, and
       subject further to and conditional upon ordinary
       Resolution 3 and ordinary Resolution 4 being
       passed, for UEM World and/or its subsidiary
       to undertake the non-renounceable restricted
       offer for sale of shares [held directly or
       indirectly] in its listed subsidiaries in Malaysia
       [Offer Listed Shares], namely UEM Builders
       Berhad [UEM Builders], Opus Group Berhad [formerly
       known as Opus International Group Berhad] [Opus],
       Pharmaniaga Berhad [Pharmaniaga] and Cement
       Industries of Malaysia Berhad [CIMA] [collectively
       referred to as the Listed Subsidiaries], to
       the shareholders of UEM World on a rights basis
       [Proposed ROS] in the following manner: a)
       the Offer Listed Shares shall be offered to
       shareholders whose names appear in UEM World's
       Register of Members and/or Record of Depositors
       as at the close of business on a date to be
       determined by the Board of Directors of UEM
       World [Entitlement Date] in such proportion
       to the entitled shareholders' shareholdings
       in UEM World on a rights basis, at the offer
       price [payable in full upon acceptance] as
       specified; authorize the Board of Directors
       of UEM World to change the offer price in the
       event of any occurrence of major events that
       would affect the businesses of any of the Listed
       Subsidiaries, in such manner as it may, in
       its absolute discretion, deem fit in the best
       interest of UEM World; to allocate such number
       of the Offer Listed Shares under the excess
       applications in a fair and equitable manner
       as the Board of Directors of UEM World shall
       determine; no offer document nor the accompanying
       notices and forms pertaining to the Proposed
       ROS shall be issued or sent to entitled shareholders
       of UEM World having registered addresses outside
       Malaysia or who have not provided UEM World
       or Bursa Malaysia Depository Sdn Bhd with an
       address in Malaysia at which such documents
       may be delivered for the Proposed ROS; to do
       or procure to be done all acts, deeds and things
       and to execute, sign and deliver on behalf
       of UEM World and/or any of its subsidiaries,
       all such documents as it may deem necessary,
       expedient and/or appropriate to implement,
       give full effect to and complete the Proposed
       ROS, with full powers to assent to any conditions,
       modifications, variations and/or amendments
       as the Board of Directors of UEM World may
       deem fit and/or as may be imposed by any relevant
       authorities and/or parties in connection with
       the Proposed ROS

2.     Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, the
       UEM World to undertake the reorganization of
       UEM Land Berhad [UEM Land] involving the following:
       a) incorporation of a Company by UEM World
       as a Public Company and to hold 100% equity
       interest in UEM Land [Newco]; b) disposal by
       UEM World of its 71.46% equity interest in
       UEM Land to Newco in consideration for 1,735,108,854
       Newco shares; and c) disposal by UEM Group
       Berhad [UEMG] of its 28.54% equity interest
       in UEM Land to Newco in consideration for 693,068,053
       Newco shares, such that both UEM World and
       UEMG will have the same proportionate shareholding
       in Newco as they have in UEM Land prior to
       the reorganization and based on the terms and
       conditions set out in the agreement dated 15
       FEB 2008 entered into between UEM World and
       UEMG [Proposed Reorganization]; authorize the
       Board of Directors of UEM World to do or procure
       to be done all acts, deeds and things and to
       execute, sign and deliver on behalf of UEM
       World and/or any of its subsidiaries, all such
       documents as it may deem necessary, expedient
       and/or appropriate to implement, give full
       effect to and complete the Proposed Reorganization,
       with full powers to assent to any conditions,
       modifications, variations and/or amendments
       as the Board of Directors of UEM World may
       deem fit and/or as may be imposed by any relevant
       authorities and/or parties in connection with
       the Proposed Reorganization

3.     Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, and
       subject further to and conditional upon Ordinary
       Resolution 1 and Ordinary Resolution 4 being
       passed, the UEM World to undertake a dividend-in-specie
       of UEM World's entire holding of ordinary shares
       of MYR 0.50 each in UEM Land Berhad [UEM Land]
       [UEM Land Shares] or ordinary shares of MYR
       0.50 each in a Company to be incorporated by
       UEM World as a public Company and to hold 100%
       equity interest in UEM Land [Newco] [Newco
       Shares] [as the case may be] to UEM World's
       shareholders whose names appear in UEM World's
       Register of Members and/or Record of Depositors
       as at the close of business on a date to be
       determined by the Board of Directors of UEM
       World [Entitlement Date] on the basis of 5
       UEM Land Shares or 5 Newco Shares [as the case
       may be] for every 4 ordinary shares of MYR
       1.00 each in UEM World held as at the Entitlement
       Date [Proposed DIS]; authorize the Board of
       Directors of UEM World to apply the approved
       sum from the retained earnings of UEM World
       in order to give effect to the Proposed DIS;
       and to deal with any fractional entitlement
       and fractions of a share arising from the Proposed
       DIS, in its absolute discretion, as it deems
       fit in the best interest of UEM World; and
       to do or procure to be done all acts, deeds
       and things and to execute, sign and deliver
       on behalf of UEM World and/or any of its subsidiaries,
       all such documents as it may deem necessary,
       expedient and/or appropriate to implement,
       give full effect to and complete the Proposed
       DIS, with full powers to assent to any conditions,
       modifications, variations and/or amendments
       as the Board of Directors of UEM World may
       deem fit and/or as may be imposed by any relevant
       authorities and/or parties in connection with
       the Proposed DIS

4.     Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and parties
       [where required] being obtained, and subject
       further to and conditional upon Ordinary Resolution
       1 and Ordinary Resolution 3 being passed, for
       the listing of and quotation for the entire
       issued and paid-up ordinary share capital of
       UEM Land Berhad [UEM Land] or a Company to
       be incorporated by UEM World as a public Company
       and to hold 100% equity interest in UEM Land
       [Newco] [as the case may be] on the Main Board
       of Bursa Malaysia Securities Berhad [Proposed
       Listing]; no offer document nor the accompanying
       notices pertaining to the Proposed Listing
       shall be issued or sent to entitled shareholders
       of UEM World having registered addresses outside
       Malaysia or who have not provided UEM World
       or Bursa Malaysia Depository Sdn Bhd with an
       address in Malaysia at which such documents
       may be delivered for the Proposed Listing;
       authorize the Board of Directors of UEM World
       to do or procure to be done all acts, deeds
       and things and to execute, sign and deliver
       on behalf of UEM World and/or any of its subsidiaries,
       all such documents as it may deem necessary,
       expedient and/or appropriate to implement,
       give full effect to and complete the Proposed
       Listing, with full powers to assent to any
       conditions, modifications, variations and/or
       amendments as the Board of Directors of UEM
       World may deem fit and/or as may be imposed
       by any relevant authorities and/or parties
       in connection with the Proposed Listing

5.     Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, for
       UEM World to undertake the disposal of UEM
       World's remaining businesses and undertakings
       after the Proposed ROS and Proposed DIS [other
       than the proceeds from the Proposed ROS] to
       UEM Group Berhad [UEMG] for a cash consideration
       of MYR 13,880,871 based on the terms and conditions
       set out in the sale and purchase agreement
       dated 15 FEB 2008 entered into between UEM
       World and UEMG [Proposed Disposal]; and, authorize
       the Board of Directors of UEM World to do or
       procure to be done all acts, deeds and things
       and to execute, sign and deliver on behalf
       of UEM World and/or any of its subsidiaries,
       all such documents as it may deem necessary,
       expedient and/or appropriate to implement,
       give full effect to and complete the Proposed
       Disposal, with full powers to assent to any
       conditions, modifications, variations and/or
       amendments as the Board of Directors of UEM
       World may deem fit and/or as may be imposed
       by any relevant authorities and/or parties
       in connection with the Proposed Disposal

6.     Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, and
       subject further to and conditional upon Special
       Resolution 1 being passed, for UEM World to
       issue 2 ordinary shares of MYR 1.00 each in
       UEM World to 2 unrelated parties to be identified
       at par value for cash immediately upon the
       Proposed Capital Reduction [as specified in
       Special Resolution 1] taking effect [Proposed
       Share Issued]; and; authorize the Board of
       Directors of UEM World to do all acts, deeds
       and things and to execute, sign and deliver
       on behalf of UEM World, all such documents
       as it may deem necessary, expedient and/or
       appropriate to implement, give full effect
       to and complete the Proposed Share Issue, with
       full powers to assent to any conditions, modifications,
       variations and/or amendments as the Board of
       Directors of UEM World may deem fit and/or
       as may be imposed by any relevant authorities
       and/or parties in connection with the Proposed
       Share Issue

7.     Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, for
       the proposed acquisition by UEM Land Berhad
       [UEM Land] of 20 parcels of freehold land located
       in Mukim of Tanjung Kupang, District of Johor
       Bahru, Johor Darul Takzim from UEM Construction
       Sdn Bhd [UEMC] for a purchase consideration
       of MYR 46,146,000 to be satisfied via the issuance
       of 46,146,000 mandatory convertible redeemable
       preference shares of MYR 0.01 each in UEM Land
       or a Company to be incorporated by UEM World
       as a public Company and to hold 100% equity
       interest in UEM Land [MCRPS] at an issue price
       of MYR 1.00 per MCRPS in accordance with the
       terms and conditions of the conditional sale
       and purchase agreement dated 24 JUN 2008 entered
       into between UEM Land and UEMC [Proposed UEMC
       Land Acquisition]; and authorize the Board
       of Directors of UEM World to do all acts, deeds
       and things and to execute, sign and deliver
       on behalf of UEM World, all such documents
       as it may deem necessary, expedient and/or
       appropriate to implement, give full effect
       to and complete the Proposed UEMC Land Acquisition,
       with full powers to assent to any conditions,
       modifications, variations and/or amendments
       as the Board of Directors of UEM World may
       deem fit and/or as may be imposed by any relevant
       authorities and/or parties in connection with
       the Proposed UEMC Land Acquisition

8.     Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, for
       the proposed acquisition by UEM Land Berhad
       [UEM Land] of 2 ordinary shares of MYR 1.00
       each in Finwares Sdn Bhd [Finwares] representing
       the entire issued and paid-up share capital
       of Finwares from UEM Construction Sdn Bhd [UEMC]
       for a purchase consideration of MYR 79,796,162
       to be satisfied via the issuance of 79,796,162
       mandatory convertible redeemable preference
       shares of MYR 0.01 each in UEM Land or a Company
       to be incorporated by UEM World as a public
       Company and to hold 100% equity interest in
       UEM Land [MCRPS] at an issue price of MYR 1.00
       per MCRPS in accordance with the terms and
       conditions of the conditional sale of shares
       agreement dated 24 JUN 2008 entered into between
       UEM Land and UEMC [Proposed Finwares Acquisition];
       and; authorize the Board of Directors of UEM
       World to do all acts, deeds and things and
       to execute, sign and deliver on behalf of UEM
       World, all such documents as it may deem necessary,
       expedient and/or appropriate to implement,
       give full effect to and complete the Proposed
       Finwares Acquisition, with full powers to assent
       to any conditions, modifications, variations
       and/or amendments as the Board of Directors
       of UEM World may deem fit and/or as may be
       imposed by any relevant authorities and/or
       parties in connection with the Proposed Finwares
       Acquisition

9.     Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, for
       the proposed acquisition by UEM Land Berhad
       [UEM Land] of Hartanah Lintasan Kedua Sdn Bhd's
       [Hartanah] holding of 26.64% of the undivided
       freehold land parcel identified as H.S.(D)
       297739, Lot PTD 2987 located in Mukim of Tanjung
       Kupang, District of Johor Bahru, Johor Darul
       Takzim from Hartanah for a purchase consideration
       of MYR 28,971,840 to be satisfied via the issuance
       of 28,971,840 mandatory convertible redeemable
       preference shares of MYR 0.01 each in UEM Land
       or a Company to be incorporated by UEM World
       as a public Company and to hold 100% equity
       interest in UEM Land [MCRPS] at an issue price
       of MYR 1.00 per MCRPS in accordance with the
       terms and conditions of the conditional sale
       and purchase agreement dated 24 JUN 2008 entered
       into between UEM Land and Hartanah [Proposed
       Hartanah Land Acquisition]; and authorize the
       Board of Directors of UEM World to do all acts,
       deeds and things and to execute, sign and deliver
       on behalf of UEM World, all such documents
       as it may deem necessary, expedient and/or
       appropriate to implement, give full effect
       to and complete the Proposed Hartanah Land
       Acquisition, with full powers to assent to
       any conditions, modifications, variations and/or
       amendments as the Board of Directors of UEM
       World may deem fit and/or as may be imposed
       by any relevant authorities and/or parties
       in connection with the Proposed Hartanah Land
       Acquisition

10.    Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, for
       the proposed acquisition to UEM World to grant
       to UEM Land Berhad [UEM Land] or a Company
       to be incorporated by UEM World as a public
       Company and to hold 100% equity interest in
       UEM Land [Newco], the authority pursuant to
       Section 132D of the Companies Act, 1965 [Proposed
       Shareholders' Mandate] for the issuance of
       up to 10% of UEM Land's or Newco's enlarged
       issued and paid-up share capital after the
       Proposed DIS [as specified in Ordinary Resolution
       3] upon such terms and conditions and for such
       purposes as the Board of Directors of UEM Land
       or Newco may at its absolute discretion deem
       fit or in pursuance of offers, agreements or
       options to be made or granted by the Board
       of Directors of UEM Land or Newco while the
       Proposed Shareholders' Mandate is in force
       that the aggregate number of new ordinary shares
       of MYR 0.50 each in UEM Land or Newco to be
       issued under the Proposed Shareholders' Mandate
       shall not exceed 10% of the total issued and
       paid-up share capital of UEM Land or Newco
       at any point in time; [Authority expires earlier
       the Proposed Shareholders' Mandate shall be
       effective at any time and from time to time
       or until the conclusion of the next AGM of
       UEM Land or Newco or the expiration of the
       period within which UEM Land's or Newco's next
       AGM is required by law to be held]; authorize
       the Board of Directors of UEM World to do all
       acts, deeds and things and to execute, sign
       and deliver on behalf of UEM World, all such
       documents as it may deem necessary, expedient
       and/or appropriate to implement, give full
       effect to and complete the Proposed Shareholders'
       Mandate, with full powers to assent to any
       conditions, modifications, variations and/or
       amendments as the Board of Directors of UEM
       World may deem fit and/or as may be imposed
       by any relevant authorities and/or parties
       in connection with the Proposed Shareholders'
       Mandate

S.1    Approve, subject to and conditional upon the              Mgmt          For                            For
       approvals of all relevant authorities and/or
       parties [where required] being obtained, and
       subject further to Ordinary Resolution 1, Ordinary
       Resolution 3, Ordinary Resolution 5 and Ordinary
       Resolution 6 being passed and the Proposed
       ROS, Proposed DIS [as specified in Ordinary
       Resolution 3] and Proposed Disposal having
       completed, and the confirmation of the High
       Court of Malaya being granted, for UEM World
       to carry out the following: a) to effect a
       capital reduction pursuant to and in accordance
       with Sections 60 and 64 of the Companies Act,
       1965 by the reduction of the entire issued
       and paid-up share capital of UEM World and
       the entire amount standing in the share premium
       account by the cancellation of all the issued
       and paid-up ordinary shares of MYR 1.00 each
       in UEM World and the entire amount standing
       in the share premium account [Proposed Capital
       Reduction]; b) and forthwith after the Proposed
       Capital Reduction, the entire credit arising
       from the said cancellation shall be applied
       by UEM World in the following order: i) firstly,
       the credit shall be applied to distribute the
       cash proceeds from the Proposed ROS and Proposed
       Disposal to all shareholders of UEM World whose
       names appear in UEM World's Register of Members
       and/or Record of Depositors in proportion to
       their shareholdings in UEM World as at the
       close of business on a date to be determined
       by the Board of Directors of UEM World [Proposed
       Capital Repayment]; and ii) to apply the remaining
       credit towards setting off the accumulated
       losses in UEM World; c) for the purposes hereof;
       and authorize the Board of Directors of UEM
       World to take such actions and steps as they
       may deem necessary or desirable in their absolute
       discretion: i) to deal with any and all fractions
       of consideration distributable to shareholders
       of UEM World under the Proposed Capital Repayment
       as it deems fit in the best interest of UEM
       World; ii) to assent to any condition, stipulation,
       modification, variation and/or amendment imposed
       by the relevant regulatory authorities and/or
       the High Court of Malaya; iii) to lodge an
       office copy of the order of the High Court
       of Malaya referred to in this Special Resolution
       1 with the Registrar of Companies in the Companies
       Commission of Malaysia on such date as the
       Directors may determine; iv) to do all acts,
       deeds and things and to execute, sign and deliver
       on behalf of UEM World, all such documents
       as it may deem necessary, expedient and/or
       appropriate to implement, give full effect
       to and complete the Proposed Capital Reduction
       and Proposed Capital Repayment; and v) the
       Board of Directors of UEM World shall be at
       liberty to take all steps to delist UEM World
       from the Official List of Bursa Malaysia Securities
       Berhad upon completion of the Proposed Capital
       Repayment




--------------------------------------------------------------------------------------------------------------------------
 ULKER BISKUVI SANAYI A.S                                                                    Agenda Number:  701931772
--------------------------------------------------------------------------------------------------------------------------
        Security:  M90329109
    Meeting Type:  OGM
    Meeting Date:  26-May-2009
          Ticker:
            ISIN:  TREULKR00015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board Chairmanship     Mgmt          No Action

2.     Approve delegating authority to Chairmanship              Mgmt          No Action
       to sign the minutes of the meeting

3.     Approve the activities and the accounts of 2008,          Mgmt          No Action
       the reading and deliberation of the Board of
       Directors' and the Auditors report

4.     Approve the activities and the accounts of 2008,          Mgmt          No Action
       the reading and deliberation of Independent
       Auditors report

5.     Approve the reading, deliberation and approval            Mgmt          No Action
       of the balance sheet and the income statements

6.     Approve the profit distribution                           Mgmt          No Action

7.     Approve the absolving Board Members and the               Mgmt          No Action
       Auditors

8.     Approve to determining the monthly gross salaries         Mgmt          No Action
       of the Board of Directors

9.     Elect the Auditors, determining their term in             Mgmt          No Action
       the office and monthly gross

10.    Approve the presentation of information about             Mgmt          No Action
       the donations and the contributions

11.    Approve the Independent Auditing Firm                     Mgmt          No Action

12.    Approve the presentation of information about             Mgmt          No Action
       the Information Policy of the Company

13.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Trade Code

14.    Wishes, hopes and closure                                 Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ULTRAPAR PARTICIPACOES S A                                                                  Agenda Number:  701804228
--------------------------------------------------------------------------------------------------------------------------
        Security:  P94396101
    Meeting Type:  EGM
    Meeting Date:  11-Feb-2009
          Ticker:
            ISIN:  BRUGPAACNPR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THE PREFFERRED SHAREHOLDERS              Non-Voting    No vote
       CAN VOTE ON ALL ITEMS. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

I.     Approve to increase the share capital of the              Mgmt          For                            For
       wholly owned subsidiary of Ultrapar Participacoes
       S.A. Company, Refinaria De Petroleo Riograndense
       S.A. RPR, with the admission of new shareholders
       into its share capital and the consequent change
       in its status from a wholly owned subsidiary
       to being a corporate entity owned by many owners

II.    Approve the conditions for the exercise of the            Mgmt          For                            For
       preemptive right to subscribe to the new RPR
       shares issued as a result of its increase in
       share capital, by the shareholders of the Company,
       in the proportion of the number of shares they
       hold on this date, under the terms of Article
       253[II] of law number 6404/76

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONFIRMATION ON RECORD DATE. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ULTRAPAR PARTICIPACOES S A                                                                  Agenda Number:  701903521
--------------------------------------------------------------------------------------------------------------------------
        Security:  P94396101
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  BRUGPAACNPR5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTIONS 4 AND 5 ONLY. THANK YOU.

1.     To take knowledge of the Directors' accounts,             Non-Voting    No vote
       to examine, discuss and approve the Company's
       consolidated financial statements for the FYE
       31 DEC 2008

2.     To consider the proposal for the capital budget           Non-Voting    No vote
       for the year 2009

3.     Destination of the YE results of 2008                     Non-Voting    No vote

4.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and approve to set their remuneration

5.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       approve to set their remuneration




--------------------------------------------------------------------------------------------------------------------------
 ULTRATECH CEMENT LTD                                                                        Agenda Number:  701649317
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9046E109
    Meeting Type:  AGM
    Meeting Date:  18-Jul-2008
          Ticker:
            ISIN:  INE481G01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited Balance            Mgmt          For                            For
       Sheet as at 31 MAR 2008 and the Profit & Loss
       Account for the YE 31 MAR 2008 and the reports
       of the Directors and the Auditors thereon

2.     Declare the payment of dividend on equity shares          Mgmt          For                            For
       for the YE 31 MAR 2008

3.     Re-appoint Mrs. Rajashree Birla as a Director,            Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. V.T. Moorthy as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. R.C. Bhargava as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Re-appoint, pursuant to provisions of Section             Mgmt          For                            For
       224 and other applicable provisions, if any,
       of the Companies Act, 1956, M/s. M/S. Deloitte
       Haskins & Sells, Chartered Accountants, Mumbai
       and M/s. G. P. Kapadia and Co., Chartered Accountants,
       Mumbai as the Joint Statutory Auditors of the
       Company to hold the office until the conclusion
       of the next AGM at such remuneration to each
       of them, plus service tax as applicable and
       reimbursement of out-of-pocket expenses in
       connection with the Audit as the Board of Directors
       may fix in this behalf

7.     Re-appoint, pursuant to the provisions of Section         Mgmt          For                            For
       228 and other applicable provisions, if any,
       of the Companies Act,1956 [ the Act] M/s. Haribhakti
       & Co., Chartered Accountants, Mumbai as the
       Branch Auditors of the Company, to audit the
       accounts in respect of the Company's Units
       at Jafrabad and Magdalla in Gujarat and Ratnagiri
       in Maharasthra, to hold office from the conclusion
       of the Eighth AGM until the conclusion of the
       next AGM of the Company, at such remuneration,
       plus service tax as applicable and reimbursement
       of out-of-pocket expenses in connection with
       the audit as the Board of Directors may fix
       in this behalf; and authorize the Board to
       appoint Branch Auditors of any other Branch/Unit/Division
       of the Company, which may be opened/ acquired/installed
       hereafter, in India or abroad, in consultation
       with the Company's Statutory Auditors, any
       person(s) qualified to act as Branch Auditor
       within the provisions of Section 228 of the
       Act and to fix their remuneration

8.     Appoint Mr. S. Rajgopal as a Director of the              Mgmt          For                            For
       Company, who retires by rotation, pursuant
       to the provisions of Section 260 and other
       applicable provisions if any, of the Companies
       Act 1956 [Act]




--------------------------------------------------------------------------------------------------------------------------
 UMW HOLDINGS BHD                                                                            Agenda Number:  701983163
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y90510101
    Meeting Type:  AGM
    Meeting Date:  25-Jun-2009
          Ticker:
            ISIN:  MYL4588OO009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the YE 31 DEC 2008 together with the reports
       of the Directors and Auditors thereon

2.     Declare a final dividend comprising a franked             Mgmt          For                            For
       dividend of 3.25 sen per share of MYR 0.50
       each less 25% income tax and a single-tier
       dividend of 8.75 sen per share of MYR 0.50
       each for the YE 31 DEC 2008, giving a total
       gross dividend of 37.0 sen per share of nominal
       value MYR 0.50 each for the year

3.     Re-elect Tan Sri Dato' Mohamed Noordin bin Hassan         Mgmt          For                            For
       , who retires in accordance with Article 123
       of the Company's Articles of Association

4.     Re-elect Dato' Dr. Nik Norzrul Thani bin N.               Mgmt          For                            For
       Hassan Thani, who retires in accordance with
       Article 109 of the Company's Articles of Association

5.     Re-elect Mr. Mohd. Nizam bin Zainordin, who               Mgmt          For                            For
       retires in accordance with Article 109 of the
       Company's Articles of Association

6.     Re-appoint Tan Sri Datuk Mohamed Khatib bin               Mgmt          For                            For
       Abdul Hamid pursuant to Section 129(6) of the
       Companies Act, 1965

7.     Approve the Directors' fees of MYR 761,000 for            Mgmt          For                            For
       the YE 31 DEC 2008

8.     Re-appoint Messrs. Ernst and Young as the Auditors        Mgmt          For                            For
       for the ensuing FY and authorize the Directors
       to fix their remuneration

9.     Approve to renew the mandate granted by the               Mgmt          For                            For
       shareholders of the Company on 26 JUN 2008
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       [Bursa Securities], authorizing the Company
       and its subsidiaries [the UMW Group] to enter
       into the recurrent transactions of a revenue
       or trading nature, as set out in Section 2.1.1
       [b] as specified, with the related parties
       mentioned therein, which are necessary for
       the UMW Group's day-to-day operations; and
       a new mandate be granted by the shareholders
       of the Company to apply to the additional recurrent
       transactions of a revenue or trading nature
       with the related parties mentioned, provided
       that: a) the transactions are in the ordinary
       course of business and are on normal commercial
       terms which are not more favourable to the
       related parties than those generally available
       to the public and are not to the detriment
       of the minority shareholders of the Company;
       and b) disclosure is made in the annual report
       of the aggregate value of transactions conducted
       pursuant to the shareholders' mandate during
       the FY and in the annual reports for subsequent
       financial years during which the shareholders'
       mandate is in force based on the type of the
       recurrent transactions, the names of the related
       parties involved in each type of the recurrent
       transaction and their relationship with the
       Company; [Authority expires the earlier of
       the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company after the forthcoming
       AGM, is required to be held by law pursuant
       to Section 143(1) of the Companies Act, 1965,
       but such period shall not extend to any extension
       as may be allowed pursuant to Section 143(2)
       of the Companies Act, 1965]; and authorize
       the Directors of the Company to complete and
       do such acts and things as they may think expedient
       or necessary [including executing such documents
       as may be required] to give effect to the Proposed
       Shareholders' Mandate, and the estimates given
       on the recurrent related party transactions
       as specified being provisional in nature, the
       Directors or any of them be authorized to agree
       to the actual amount or amounts thereof provided
       always that such amount or amounts comply with
       the review procedures, as specified

10.    Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act,1965 [the Act], the provisions of the Memorandum
       and Articles of Association of the Company,
       the Listing requirements of Bursa Malaysia
       Securities Berhad [Bursa Securities] and all
       other applicable Laws, regulations and guidelines
       and the approvals of all relevant governmental
       and/or regulating authorities, to purchase
       such amount of ordinary shares of MYR 0.50
       each in the Company [Proposed renewal of Share
       Buy-Back], as may be determined by the Directors
       of the Company from time to time through Bursa
       Securities upon such terms and conditions as
       the Directors may deem fit and expedient in
       the interests of the Company, provided that:
       a) the aggregate number of ordinary shares
       which may be purchased and/or held by the Company
       as Treasury Shares shall not exceed 10% of
       the total issued and paid-up share capital
       of the Company as at the point of purchase;
       and b) the maximum funds to be allocated by
       the Company for the purpose of purchasing its
       shares shall not exceed the total retained
       earnings and share premium reserves of the
       Company at the time of the purchase, and authorize
       the Directors of the Company, upon completion
       of the purchase by the Company of its own shares
       purchased in their absolute discretion in the
       following manner: a) cancel all the shares
       so purchased; or b) retain the shares so purchased
       in treasury for distribution as dividends to
       shareholders and/or resell the shares on the
       treasury shares; or c) retain part of the shares
       so purchased as treasury shares and cancel
       the remainder; or in any other manner as specified;
       [Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company after the forthcoming AGM, is required
       by Law to be held]; and authorize the Directors
       of the Company or any of them to take all such
       steps as are necessary or expedient to implement,
       finalize and give full effect to the Proposed
       Share Buy-Back with full powers to assent to
       any conditions, modifications, variations and/or
       amendments as may be imposed by the relevant
       authorities

       Transact other business                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNI-PRESIDENT ENTERPRISES CORP, YONGKANG CITY, TAINAN COUNTY                                Agenda Number:  701987767
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y91475106
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  TW0001216000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 Audited reports                                  Non-Voting    No vote

A.3    The status of endorsement and guarantees                  Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 0.44 per share

B.3    Approve to increase the investment quota in               Mgmt          For                            For
       People's Republic of China

B.4    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 44 for 1,000
       shares held

B.5    Approve the proposal of capital injection to              Mgmt          For                            For
       issue of new shares or the Global Depositary
       Receipt

B.6    Extraordinary motions                                     Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER GHANA LTD                                                                          Agenda Number:  701878235
--------------------------------------------------------------------------------------------------------------------------
        Security:  V92348107
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  GH0000000219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the reports of the Directors balance              Mgmt          For                            For
       sheet as at 31 DEC 2008 with accounts and the
       Auditors report

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-elect the Directors                                    Mgmt          For                            For

4.     Approve the terms of appointment of Mr. S.A.              Mgmt          For                            For
       Dontor as a Manager

5.     Approve the Directors fees                                Mgmt          For                            For

6.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

S.7    Amend Regulation 13 of the Company's regulations          Mgmt          For                            For
       to allow for the transition from the use of
       Papar share certificates to electronic book
       entry securities in accordance with the Ghana
       Stock Exchange Listing Regulations by the insertion
       of the FF as new clause: 13[d]: (i) the Company
       shall issue securities in uncertificated or
       dematerialized form and the Board of Directors
       shall pass a resolution to that effect; (ii)
       the Company and all existing shareholders
       may convert certificated securities into uncertificated
       securities and the Board of Directors shall
       pass a resolution to that effect




--------------------------------------------------------------------------------------------------------------------------
 UNIMICRON TECHNOLOGY CORP                                                                   Agenda Number:  701960709
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y90668107
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0003037008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of joint-venture in people's republic          Non-Voting    No vote
       of china

A.4    The establishment for the rules of the Board              Non-Voting    No vote
       meeting

A.5    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution: proposed            Mgmt          For                            For
       cash dividend: TWD 0.7 per share

B.3    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.6    Approve the proposal of merger with Phoenix               Mgmt          For                            For
       Precision Technology Co. [ISIN: TW0002446002]

B.7    Approve to merge Phoenix precision technology             Mgmt          For                            For
       by new shares issuance

B.8    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.9    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 UNION INVESTMENT CORP, AMMAN                                                                Agenda Number:  701889125
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9392V104
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  JO3106911014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to recite the previous minutes of the             Mgmt          For                            For
       last AGM

2.     Receive the Board of Directors report for the             Mgmt          For                            For
       Company's accomplishments for the Year 2008

3.     Approve the Auditors report for the year 2008             Mgmt          For                            For

4.     Approve the Company's financial data for the              Mgmt          For                            For
       year 2008

5.     Approve to indemnify the Board of Directors               Mgmt          For                            For
       for the year 2008

6.     Elect the Company's Auditors for the year 2009            Mgmt          For                            For

7.     Other issues                                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNION LAND DEVELOPMENT CORP., AMMAN                                                         Agenda Number:  701896334
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9395N109
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  JO3107311016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to receive the previous minutes of the            Mgmt          For                            For
       last AGM

2.     Approve the Board of Director's report for the            Mgmt          For                            For
       Company's accomplishments for the year 2008

3.     Approve the Auditor's report for the year 2008            Mgmt          For                            For

4.     Approve the Company's financial data for the              Mgmt          For                            For
       year 2008

5.     Elect the Company's Auditor's for the year 2008           Mgmt          For                            For

6.     Other issues                                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNION NATIONAL BANK, DUBAI                                                                  Agenda Number:  701824864
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9396C102
    Meeting Type:  OGM
    Meeting Date:  21-Mar-2009
          Ticker:
            ISIN:  AE000A0LF333
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Approve the Board of Directors and the Auditors           Mgmt          For                            For
       report for the FY 2008

2.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       account for the FY 2008

3.     Approve the profit distribution as 10% cash               Mgmt          For                            For
       dividends as on record date 31 MAR 2009 as
       well as the issuance of 10% bonus shares

4.     Approve the issuance of no liability letter               Mgmt          For                            For
       to the Board of Directors and the Auditors

5.     Appoint the Auditors for the FY 2009 and approve          Mgmt          For                            For
       to determine their professional fees

6.     Elect the Board of Directors                              Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE IN RESOLUTION 3. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNION NATIONAL BANK, DUBAI                                                                  Agenda Number:  701833003
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9396C102
    Meeting Type:  EGM
    Meeting Date:  21-Mar-2009
          Ticker:
            ISIN:  AE000A0LF333
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 538959 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve to increase the share capital of the              Mgmt          For                            For
       bank by issuance of bonus shares

2.     Amend the Clause 6 of the Memorandum of Association       Mgmt          For                            For
       and Article 6 of the Article of Association
       of the bank to reflect the above change

3.     Approve to accept the offer of the Ministry               Mgmt          For                            For
       of Finance to convert the liquidity support
       loan, [the 1 part and 2 part] to tier 2 capital
       loan

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 MAR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNION PROPERTIES LTD                                                                        Agenda Number:  701791899
--------------------------------------------------------------------------------------------------------------------------
        Security:  M93972103
    Meeting Type:  EGM
    Meeting Date:  22-Jan-2009
          Ticker:
            ISIN:  AE0005802626
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the issuance of upto AED 2.5 billion              Mgmt          For                            For
       convertible bonds to be subscribed for by Strategic
       Investors, and authorize the Board of Directors
       to determine the terms and conditions for issuing
       these bonds

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNION PROPERTIES LTD                                                                        Agenda Number:  701874946
--------------------------------------------------------------------------------------------------------------------------
        Security:  M93972103
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2009
          Ticker:
            ISIN:  AE0005802626
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Director's and the Auditors          Mgmt          For                            For
       report of FY 2008

2.     Approve the balance sheet and profit and loss             Mgmt          For                            For
       account for the FY 2008

3.     Approve the profit distribution as 10% bonus              Mgmt          For                            For
       shares

4.     Approve to absolve the Board of Directors and             Mgmt          For                            For
       the External Auditors of their liability in
       respect to their work for the period ending
       31 DEC 2008

5.     Authorize the Board of Directors for internal             Mgmt          For                            For
       amendments

6.     Appoint the Auditors for the FY 2009 and approve          Mgmt          For                            For
       to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 UNIPETROL A.S.                                                                              Agenda Number:  701971601
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9438T103
    Meeting Type:  OGM
    Meeting Date:  24-Jun-2009
          Ticker:
            ISIN:  CZ0009091500
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 577968 DUE TO RECEIPT OF ADDITIONAL OF RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Opening                                                   Mgmt          No Action

2.     Approve the rules of procedure for the general            Mgmt          No Action
       meeting

3.     Elect the persons into the working bodies of              Mgmt          No Action
       the general meeting

4.     Approve the report of Company Board of Directors          Mgmt          No Action
       on business activities of the Company and state
       of its property in 2008 and explanatory report
       as the Company Board of Directors prepared
       pursuant to Section 118 Act on conducting business
       on capital market

5.     Approve the report on the controlling activities          Mgmt          No Action
       of the Supervisory Board in 2008, position
       of the Supervisory Board to the review of the
       ordinary non-consolidated financial statements
       as of 31 DEC 2008, the ordinary consolidated
       financial statement as of 31 DEC 2008, the
       proposal of the Company's Board of Directors
       on settlement loss for 2008 and position of
       the Supervisory Board to the review of the
       related parties report for 2008

6.     Approve the report of the Company's Board of              Mgmt          No Action
       Directors on business activities of the Company
       and state of its property for 2008

7.     Approve the ordinary non-consolidated financial           Mgmt          No Action
       statements as of 31 DEC 2008

8.     Approve the ordinary consolidated financial               Mgmt          No Action
       statements as of 31 DEC 2008

9.     Decision on distribution of profit for 2008.              Mgmt          No Action

10.    Changes in composition of the Supervisory Board.          Mgmt          No Action

11.    Closing of the general meeting                            Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 UNISEM (M) BHD                                                                              Agenda Number:  701990396
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9158L107
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  MYL5005OO003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the audited financial statements for              Mgmt          For                            For
       the FYE 31 DEC 2008 and the reports of the
       Directors and the Auditors thereon

2.     Approve the declaration of a final dividend               Mgmt          For                            For
       of 5% [or 2.5 sen per share] tax-exempt for
       the FYE 31 DEC 2008

3.     Approve the payment of the Directors' fees amounting      Mgmt          For                            For
       to MYR 985,000 for the FYE 31 DEC 2008, representing
       a decrease of MYR 533,833 from MYR 1,518,833
       in 2007

4.     Re-elect Mr. Y. Bhg. Tan Sri Dato' Wong See               Mgmt          For                            For
       Wah as a Director, who retires pursuant to
       Article 124 of the Company's Articles of Association

5.     Re-elect Mr. Sundra Moorthi S/O V.M. Krishnasamy          Mgmt          For                            For
       as a Director, who retires pursuant to Article
       124 of the Company's Articles of Association

6.     Re-elect Mr. Tee Yee Loh as a Director, who               Mgmt          For                            For
       retires pursuant to Article 124 of the Company's
       Articles of Association

7.     Re-appoint Y. Bhg. Prof. Tan Sri Dato' Dr. Mohd.          Mgmt          For                            For
       Rashdan bin Haji Baba who retires pursuant
       to Section 129(6) of the Companies Act, 1965
       until the conclusion of the next AGM

8.     Appoint Deloitte KassimChan as the Auditors               Mgmt          For                            For
       until the conclusion of the next AGM and authorize
       the Directors to fix their remuneration

9.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965 and subject
       to the approval of the relevant authorities
       [if any shall be required], to issue shares
       [other than bonus or rights shares] in the
       Company from time to time and upon such terms
       and conditions and for such purposes as the
       Directors may deem fit provided that the aggregate
       number of shares issued in any 1 FY of the
       Company [other than by way of bonus or rights
       issues] does not exceed 10% of the issued capital
       of the Company for the time being and to obtain
       the approval of the Bursa Malaysia Securities
       Berhad for the listing of and quotation for
       the additional shares so issued; [Authority
       expire at the conclusion of the next AGM of
       the Company]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNITECH LTD                                                                                 Agenda Number:  701678988
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9164M149
    Meeting Type:  AGM
    Meeting Date:  03-Sep-2008
          Ticker:
            ISIN:  INE694A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       of the Company as at 31 MAR 2008, the profit
       & loss account for the YE on that date together
       with the reports of the Board of Directors
       and the Auditors thereon

2.     Declare a dividend on equity shares for the               Mgmt          For                            For
       YE 31 MAR 2008

3.     Re-appoint Mr. Ajay Chandra as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. G.R. Ambwani as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Sanjay Bahadur as a Director,              Mgmt          For                            For
       who retires by rotation

6.A    Re-appoint M/s. Goel Garg & Co., Chartered Accountants,   Mgmt          For                            For
       as the Auditors of the Company, pursuant to
       Section 224 and other applicable provisions,
       if any, of the Companies Act, 1956, to hold
       office from the conclusion of this AGM to the
       conclusion of the next AGM on such remuneration
       as may be determined by the Board of Directors
       in consultation with the Auditors and reimbursement
       of out of pocket expenses incurred in this
       regard

6.B    Re-appoint M/s. A. Zalmet, Certified and Legal            Mgmt          For                            For
       Public Accountant, Libya, as the Auditors for
       the Company's Office in Libya, pursuant to
       Section 228 and other applicable provisions,
       if any, of the Companies Act, 1956, to hold
       office from the conclusion of this AGM to the
       conclusion of the next AGM on such remuneration
       and other terms & conditions as may be determined
       by the Board of Directors in consultation with
       the Branch Auditors and reimbursement of out
       of pocket expenses incurred in this regard

S.7    Approve, pursuant to Articles 92 and 93 of the            Mgmt          For                            For
       Articles of Association of the Company and
       Section 309 and other applicable provisions,
       if any, of the Companies Act, 1956 [the Act]
       the payment of Commission to the Independent
       Directors of the Company annually for a period
       not exceeding 5 years, for each of the financial
       years of the Company commencing from 01 APR
       2008 of a sum not exceeding 1% per annum of
       the net profits of the Company calculated in
       accordance with the provisions of Sections
       198, 349 and 350 of the Act subject to a maximum
       of INR 100 Lacs per annum, to be divided amongst
       the said Directors in such manner as the Board
       may from time to time determine; and authorize
       the Board for the purpose of giving effect
       to the resolution, to do all such acts, deeds,
       matters and things as it may in its sole and
       absolute discretion deem necessary or expedient
       in this regard




--------------------------------------------------------------------------------------------------------------------------
 UNITECH LTD                                                                                 Agenda Number:  701792219
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9164M149
    Meeting Type:  EGM
    Meeting Date:  19-Jan-2009
          Ticker:
            ISIN:  INE694A01020
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Company, pursuant to Section 81             Mgmt          For                            For
       and all other applicable provisions of the
       Companies Act, 1956 [including any modifications
       or re- enactments thereof, for the time being
       in force], subject to all applicable laws and
       in accordance with all relevant provisions
       of the Memorandum and Articles of Association
       of the Company and the listing agreements entered
       into by the Company with the stock exchanges
       where the Company's shares are listed and subject
       to any necessary approval, consent, permission
       and/ or sanction of the Central Government,
       Reserve Bank of India and/ or any other appropriate
       authorities, including Banks, Financial Institutions
       or other creditors, and subject to such conditions
       as may be prescribed by any of them while granting
       any such approval, consent, permission, or
       sanction, and which may be agreed to by the
       Board of Directors of the Company [hereinafter
       referred to as the Board, which term shall
       be deemed to include any Committee constituted
       by the Board or any person[s] authorized by
       the Board in this regard], to issue, offer
       and allot [including with provisions for reservation
       on firm and/ or competitive basis, of such
       part of issue and for such categories of persons
       as may be permitted], in the course of 1 or
       more domestic or international offering[s]
       with or without Green Shoe option, including
       by way of a qualified institutional placement
       under Chapter XIII A of the SEBI [Disclosure
       and Investor Protection] Guidelines, 2000 [SEBI
       Guidelines], to eligible investors [whether
       or not such investors are members of the Company,
       or whether or not such investors are Indian
       or foreign, including qualified institutional
       buyers such as Public Financial Institutions,
       Scheduled Commercial Banks, Mutual Funds, Foreign
       Institutional Investors, Multilateral and Bilateral
       Development Financial Institutions, Venture
       Capital Funds, Foreign Venture Capital Investors,
       State Industrial Development Corporations,
       Insurance Companies, Pension Funds and Provident
       Funds], whether by way of a public offering
       or by way of a private placement and whether
       by way of circulation of an offering circular
       or placement document or otherwise, securities
       including equity shares and / or instruments
       or securities convertible into equity shares
       of the Company such as Global Depository Receipts
       and / or American Depository Receipts and /
       or convertible preference shares and / or convertible
       debentures or bonds [compulsorily and / or
       optionally, fully and / or partly], and/or
       non-convertible debentures with warrants and/or
       securities with or without detachable / non-detachable
       warrants and / or warrants with a right exercisable
       by the warrant-holder to subscribe for equity
       shares, up to an aggregate principal amount
       of INR 5000,00,00,000 or its equivalent in
       any other currency, [hereinafter referred to
       as Securities] to be denominated in foreign
       currency or Indian rupees, as the case may
       be, which, at the option of the Company or
       the holders of the Securities may be surrendered
       for the purpose of cancellation against receipt
       of corresponding number of underlying equity
       shares of the Company, as the case may be,
       and such issue and allotment to be made in
       1 or more tranche or tranches, on such terms
       and conditions as may be decided and deemed
       appropriate by the Board at the time of issue
       or allotment; approve, without prejudice to
       the generality of the above and subject to
       all applicable laws, the aforesaid issue of
       Securities may have all or any terms or combination
       of terms as are provided in issue of securities
       of such nature internationally including terms
       relating to surrender of the Securities for
       the purposes of cancellation against receipt
       of the corresponding number of underlying equity
       shares and authorize the Company to enter into
       and execute all such arrangements / agreements
       as the case may be with any Lead Managers,
       Managers, Underwriters, Advisors, Guarantors,
       Depositories, Custodians and all such agencies
       as may be involved or concerned in such offerings
       of Securities and to remunerate all such agencies
       including the payment of commissions, brokerage,
       fees or the like, and also to seek the listing
       of such Securities in 1 or more stock exchanges
       outside India and the listing of equity Shares
       underlying the Securities in 1 or more stock
       exchanges in India; authorize the Board or
       the Committee of Directors, in the event of
       issue of Securities by way of Global Depository
       Receipts and / or American Depository Receipts,
       the relevant date on the basis of which price
       of the resultant shares shall be determined
       as specified under applicable law, shall be
       the date of the meeting decides to open the
       proposed issue of Securities; in the event
       of issue of Securities by way of a qualified
       institutional placement: [i] the relevant date
       on the basis of which price of the resultant
       shares shall be determined as specified under
       applicable law, shall be the date of the meeting
       decides to open the proposed issue of Securities;
       [ii] the allotment of Securities shall be completed
       within 12 months from the date of this resolution
       approving the proposed issue or such other
       time as may be allowed by the SEBI Guidelines
       from time to time; and [iii] the Securities
       shall not be eligible to be sold for a period
       of 1 year from the date of allotment, except
       on a recognized stock exchange, or except as
       may be permitted from time to time by the SEBI
       Guidelines; and authorize the Board to finalize
       and approve the offering circular / placement
       document for the proposed issue of the Securities
       and to authorize any Director or Directors
       of the Company or any other officer or officers
       of the Company to sign the above documents
       for and on behalf of the Company together with
       the authority to amend, vary or modify the
       same as such authorized persons may consider
       necessary, desirable or expedient and for the
       purpose aforesaid to give such declarations,
       affidavits, certificates, consents and/or authorities
       as may, in the opinion of such authorized person,
       be required from time to time, and to arrange
       for the submission of the offering circular
       / placement document, and any amendments and
       supplements thereto, with any applicable stock
       exchanges [whether in India or abroad], Government
       and regulatory authorities, institutions or
       bodies, as may be required; and approve the
       Securities issued in foreign markets shall
       be treated to have been issued abroad and /
       or in the international market and/ or at the
       place of issue of the Securities in the international
       market and may be governed by applicable foreign
       laws; and authorize the Board to issue and
       allot such number of equity shares as may be
       required to be issued and allotted for the
       issue of the Securities referred above or as
       may be necessary in accordance with the terms
       of the offering, all such equity shares being
       pari passu with the then existing equity shares
       of the Company in all respects; and to do such
       acts, deeds and things as the Board in its
       absolute discretion deems necessary or desirable
       in connection with the issue of the Securities
       and to give effect to these resolutions, including,
       without limitation, the following: [i] sign,
       execute and issue all documents necessary in
       connection with the issue of the Securities,
       including listing applications to stock exchanges
       [whether in India or abroad] and various agreements,
       undertakings, deeds, declarations; [ii] seeking,
       if required, the consent of the Company's.....contd;

       .....contd; lenders, parties with whom the Company        Non-Voting    No vote
       has entered into various commercial and other
       agreements, all concerned government and regulatory
       authorities in India or outside India, and
       any other consents that may be required in
       connection with the issue and allotment of
       the Securities; [iii] giving or authorizing
       the giving by concerned persons of such declarations,
       affidavits, certificates, consents and authorities
       as may be required from time to time; and [iv]
       settling any questions, difficulties or doubts
       that may arise in regard to any such issue
       or allotment of Securities as it may in its
       absolute discretion deem fit; and to delegate
       all or any of the powers herein conferred to
       any Committee of Directors or the Directors
       or any other officer or officers of the Company
       to give effect to these resolutions

2.     Approve, pursuant to the provisions of Section            Mgmt          For                            For
       16, 94 and other applicable provisions, if
       any, of the Companies Act, 1956 [including
       any statutory modification[s] or re-enactment
       thereof, for the time being in force], the
       consent of the Company be and is hereby granted
       for increase in the authorized share capital
       of the Company from INR 500,00,00,000 divided
       into 250,00,00,000 Equity Shares of INR 2 each
       to INR 1000,00,00,000 divided into 400,00,00,000
       Equity Shares of INR 2 each and 20,00,00,000
       Preference Shares of INR 10 each; and approve
       to replace the existing Clause V of the Memorandum
       of Association of the Company with the specified
       New Clause V; and for the purpose of giving
       effect to this resolution, authorize the Board
       of Directors of the Company [hereinafter referred
       to as the Board, which term shall be deemed
       to include any Committee constituted by the
       Board or any person[s] authorized by the Board
       in this regard] to do all such acts, deeds,
       matters and things and execute all such deeds,
       documents, instruments and writings as it may
       in its sole and absolute discretion deem necessary
       or expedient and to settle any question, difficulty
       or doubt that may arise in regard thereto

S.3    Authorize the Company, pursuant to the provisions         Mgmt          For                            For
       of Section 163 and other applicable provisions,
       if any, of the Companies Act, 1956 [including
       any statutory modification[s] or re-enactment
       thereof, for the time being in force, hereinafter
       referred to as the Act, to keep the Register
       and Index of Members, the Register and Index
       of Debentureholders, the copies of Annual Returns
       prepared under Section 159 of the Act together
       with copies of certificates and documents required
       to be annexed thereto under Section 161 of
       the Act or any 1 or more of them at the office
       of the Registrar and Share Transfer Agent of
       the Company, viz. Karvy Computershare Private
       Limited, 105-108, Arunachal Building, 19, Barakhamba
       Road, Connaught Place, New Delhi 110001 with
       effect from 01 JAN 2009; and the registers,
       indexes, returns, books, certificates or copies
       of certificates and documents of the Company
       required to be maintained and kept for inspection
       under the provisions of the Act be kept open
       for such inspection, at the above mentioned
       place and/ or at the registered office of the
       Company at 6, Community Centre, Saket, New
       Delhi 110017, for persons entitled thereto,
       to the extent and in the manner and on payment
       of fees, if any, specified in the Act or the
       Articles of Association of the Company, on
       any business day except when the registers
       and books are closed under the provisions of
       the Act or the Articles of Association of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 UNITED ARAB INVESTORS                                                                       Agenda Number:  701966458
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9403B105
    Meeting Type:  AGM
    Meeting Date:  31-May-2009
          Ticker:
            ISIN:  JO3107911013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to recite the previous minutes of the             Mgmt          For                            For
       last AGM

2.     Approve the Board of Directors report for the             Mgmt          For                            For
       Company's accomplishments for the year 2008

3.     Approve the Auditors report for the year 2008             Mgmt          For                            For

4.     Approve the Company's financial data for the              Mgmt          For                            For
       year 2008

5.     Approve to indemnify the Board of Directors               Mgmt          For                            For
       for the year 2008

6.     Elect the Company's Auditors for the year 2009            Mgmt          For                            For

7.     Other issues                                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNITED BREWERIES LTD                                                                        Agenda Number:  701689551
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9181N153
    Meeting Type:  AGM
    Meeting Date:  10-Sep-2008
          Ticker:
            ISIN:  INE686F01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the accounts for the YE               Mgmt          For                            For
       31 MAR 2008 and the reports of the Auditors
       and the Directors thereon

2.     Re- appoint Mr. A.K. Ravi Nedungadi as a Director,        Mgmt          For                            For
       who retires by rotation

3.     Re- appoint Mr. C.L. Jain as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Appoint the Auditors and approve to fix their             Mgmt          For                            For
       remuneration

S.5    Approve the voluntary de-listing of the Equity            Mgmt          For                            For
       Shares of the Company from the Ahmedabad Stock
       Exchange Limited, Calcutta Stock Exchange Assn.
       Limited, Cochin Stock Exchange Limited, The
       Delhi Stock Exchange Assn. Limited, Hyderabad
       Stock Exchange Limited, The Ludhiana Stock
       Exchange Association and Madras Stock Exchange
       Limited, in accordance with applicable provisions
       contained in the Securities and Exchange Board
       of India [Delisting of Securities] guidelines,
       2003 [herein after referred to as the Delisting
       guidelines], the Companies Act,1956, securities
       contracts [Regulation] Act, 1956 and the rules
       framed there under, Listing Agreements, and
       all other applicable Rules, Regulations and
       guidelines [including any statutory modification(s)
       or re-enactment(s) there of from time to time]
       and subject to the approval of the Stock Exchanges
       where the shares of the Company are listed
       and any other appropriate authority, Institution
       of Regulators as may be necessary and in compliance
       with such conditions and modifications as may
       be necessary for this purpose and without giving
       an exit option in terms of the Delisting guidelines;
       and authorize the Board of Directors of the
       Company [hereinafter referred to as the Board
       which term shall deemed to include and Committee(s)
       thereof formed for the time being to exercise
       the powers conferred by the Board] and authorize
       to seek voluntary de-listing, take all necessary
       steps in this regard and to do all such acts,
       deeds, matters and things as it may in its
       absolute discretion deem necessary, proper
       or desirable and settle any question, difficulty,
       doubt that may arise in regard to voluntary
       de-listing of the Equity Shares from the aforesaid
       7 Stock Exchanges and to execute all such deeds,
       documents, writings as may be necessary, desirable
       or expedient as it may deem fit and for this
       purpose delegates the authority duly vested
       in it by virtue hereof to the Managing Director
       and Company Secretary or to any other person
       whom the Board may consider suitable to do
       the various act, deeds and things required
       to be done to give effect to this resolution

S.6    Approve the voluntary de-listing of the Cumulative        Mgmt          For                            For
       Redeemable Preference Shares of the Company
       from the Ahmedabad Stock Exchange Limited,
       Calcutta Stock Exchange Assn. Limited, Cochin
       Stock Exchange Limited, The Delhi Stock Exchange
       Assn. Limited, Hyderabad Stock Exchange Limited,
       The Ludhiana Stock Exchange Association and
       Madras Stock Exchange Limited, in accordance
       with applicable provisions contained in the
       Securities and Exchange Board of India [Delisting
       of Securities] guidelines, 2003 [herein after
       referred to as the Delisting guidelines], the
       Companies Act, 1956, securities contracts [Regulation]
       Act, 1956 and the rules framed there under,
       Listing Agreements, and all other applicable
       Rules, Regulations and guidelines [including
       any statutory modification(s) or re-enactment(s)
       thereof from time to time] and subject to the
       approval of the Stock Exchanges where the shares
       of the Company are listed and any other appropriate
       authority, Institution of Regulators as may
       be necessary and in compliance with such conditions
       and modifications as may be necessary for this
       purpose and without giving an exit option in
       terms of the Delisting guidelines; and authorize
       the Board of Directors of the Company [hereinafter
       referred to as the Board which term shall deemed
       to include and Committee(s) thereof formed
       for the time being to exercise the powers conferred
       by the Board] and authorize to seek voluntary
       de-listing, take all necessary steps in this
       regard and to do all such acts, deeds, matters
       and things as it may in its absolute discretion
       deem necessary, proper or desirable and settle
       any question, difficulty, doubt that may arise
       in regard to voluntary de-listing of the Cumulative
       Redeemable Preference Shares from the aforesaid
       7 Stock Exchanges and to execute all such deeds,
       documents, writings as may be necessary, desirable
       or expedient as it may deem fit and for this
       purpose delegates the authority duly vested
       in it by virtue hereof to the Managing Director
       and Company Secretary or to any other person
       whom the Board may consider suitable to do
       the various act, deeds and things required
       to be done to give effect to this resolution

S.7    Approve, that pursuant to the provisions of               Mgmt          For                            For
       Section 372A of the Companies Act, 1956, resolution
       of the Board of Directors passed at this meeting
       held on the date indicated against the Resolution
       in the details given below and authorize the
       Company to issue a guarantee in accordance
       with the provisions of said Section of the
       Companies Act favouring the beneficiary as
       per details furnished hereunder and for the
       amount shown against such Resolution




--------------------------------------------------------------------------------------------------------------------------
 UNITED HEAVY MACHY URALMASH -  IZHORA GROUP                                                 Agenda Number:  701746147
--------------------------------------------------------------------------------------------------------------------------
        Security:  X94828104
    Meeting Type:  EGM
    Meeting Date:  09-Dec-2008
          Ticker:
            ISIN:  RU0009090542
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the transactions with interest which              Mgmt          For                            For
       can be signed in the future during the Company's
       activity

2.     Approve the transaction with interest to conclude         Mgmt          For                            For
       an agreement between ZAO Forpost- management
       and the Company

3.     Approve the transaction with interest to conclude         Mgmt          For                            For
       an additional agreement to Guarantee Agreement
       5503-13207-?1 dated 05 DEC 2007

4.     Approve the transaction with interest t o conclude        Mgmt          For                            For
       an additional agreement to Securities Pledge
       Agreement 5503-113207- dated 10 DEC 2007

5.     Approve the Company's Auditor                             Mgmt          For                            For

6.     Approve the transactions with interest to conclude        Mgmt          For                            For
       Securities Pledge Agreement with GPB




--------------------------------------------------------------------------------------------------------------------------
 UNITED HEAVY MACHY URALMASH -  IZHORA GROUP                                                 Agenda Number:  701770744
--------------------------------------------------------------------------------------------------------------------------
        Security:  X94828104
    Meeting Type:  OGM
    Meeting Date:  26-Dec-2008
          Ticker:
            ISIN:  RU0009090542
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM THANK YOU.                Non-Voting    No vote

       PLEASE NOTE THAT AS THE MEETING DATE FALLS ON             Non-Voting    No vote
       25 DEC 2008, WHICH IS A GLOBAL HOLIDAY AND
       THE MAINFRAMES, DOES NOT ACCEPT THE SAME, THE
       MEETING DATE HAS BEEN CHANGED TO 26 DEC 2008.
       THANK YOU.

1.     Approve the changes to the Company's Charter              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 UNITED MICROELECTRONICS CORP                                                                Agenda Number:  701972970
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y92370108
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0002303005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Chairman: Mr. Stan Hung                                   Non-Voting    No vote

2.     Chairman's address                                        Non-Voting    No vote

3.1    UMC 2008 business operations                              Mgmt          For                            For

3.2    Supervisors' report on reviewing 2008 audited             Mgmt          For                            For
       financial reports

3.3    Acquisition or disposal of assets with related            Mgmt          For                            For
       parties in 2008

3.4    Status of 12th and 13th shares buyback program            Mgmt          For                            For

3.5    Amendment of the Employee Stock Option Plan               Mgmt          For                            For

3.6    Amendment of the Transfer Repurchased Shares              Mgmt          For                            For
       to Employees Phase XI Procedure

4.1    To acknowledge 2008 business report and financial         Mgmt          For                            For
       statements

4.2    To acknowledge 2008 profit and loss appropriation         Mgmt          For                            For
       chart

5.1    Proposal to amend the Company's "Loan Procedure"          Mgmt          For                            For

5.2    Proposal to amend the Company's "Endorsements             Mgmt          For                            For
       and Guarantees Procedure"

5.3    Proposal to amend the Company's "Financial Derivatives    Mgmt          For                            For
       Transaction Procedure"

5.4    Proposal to amend the Company's "Acquisition              Mgmt          For                            For
       or Disposal of Assets Procedure"

5.5    Proposal to discuss the acquisition of total              Mgmt          For                            For
       shares of He Jian Technology (Suzhou) Co.,
       Ltd through merging with the Holding Companies

5.6    Proposal to discuss the new share issuance for            Mgmt          For                            For
       merging with the Holding Companies of He Jian
       Technology (Suzhou) Co., Ltd

6.1    Election Mr. Chun-Yen Chang [ID: D100028575]              Mgmt          For                            For
       as an Independent Director

6.2    Election Mr. Chung Laung Liu [ID: S124811949]             Mgmt          For                            For
       as an Independent Director

6.3    Election Mr. Paul S.C. Hsu [ID: F102847490]               Mgmt          For                            For
       as an Independent Director

6.4    Election Mr. Cheng-Li Huang [ID: R100769590]              Mgmt          For                            For
       as an Independent Director

6.5    Election Mr. Ting-Yu Lin [ID: A122296636] as              Mgmt          For                            For
       an Outside Director, Shareholder No: 5015

6.6    Election Mr. Stan Hung [ID: N120210012] as a              Mgmt          For                            For
       Director, Shareholder No: 111699

6.7    Election Mr. Shih-Wei Sun [Representative of              Mgmt          For                            For
       Silicon Integrated Systems Corp] as a Director,
       Shareholder No: 1569628

6.8    Election Mr. Wen-Yang Chen [Representative of             Mgmt          For                            For
       Hsun Chieh Investment Co.] as a Director, Shareholder
       No: 195818

6.9    Election Mr. Po-Wen Yen [Representative of Hsun           Mgmt          For                            For
       Chieh Investment Co.] as a Director, Shareholder
       No: 195818

7.     Extraordinary Motions                                     Non-Voting    No vote

8.     Adjournment                                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNITED MICROELECTRONICS CORPORATION                                                         Agenda Number:  933091011
--------------------------------------------------------------------------------------------------------------------------
        Security:  910873405
    Meeting Type:  Annual
    Meeting Date:  10-Jun-2009
          Ticker:  UMC
            ISIN:  US9108734057
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO ACCEPT THE COMPANY'S 2008 BUSINESS REPORT              Mgmt          For                            For
       AND FINANCIAL STATEMENT.

02     TO APPROVE THE COMPANY'S 2008 PROFIT AND LOSS             Mgmt          For                            For
       APPROPRIATION.

03     TO AMEND THE COMPANY'S "LOAN PROCEDURE."                  Mgmt          For                            For

04     TO AMEND THE COMPANY'S "ENDORSEMENTS AND GUARANTEES       Mgmt          For                            For
       PROCEDURE."

05     TO AMEND THE COMPANY'S "FINANCIAL DERIVATIVES             Mgmt          For                            For
       TRANSACTION PROCEDURE."

06     TO AMEND THE COMPANY'S "ACQUISITION OR DISPOSAL           Mgmt          For                            For
       OF ASSETS PROCEDURE."

07     TO DISCUSS THE ACQUISITION OF TOTAL SHARES OF             Mgmt          For                            For
       HE JIAN TECHNOLOGY (SUZHOU) CO., LTD. THROUGH
       MERGING WITH THE HOLDING COMPANIES.**

08     TO DISCUSS THE NEW SHARE ISSUANCE FOR MERGING             Mgmt          For                            For
       WITH THE HOLDING COMPANIES OF HE JIAN TECHNOLOGY
       (SUZHOU) CO., LTD.**

09     DIRECTOR
       STAN HUNG*                                                Mgmt          For                            For
       SHIH-WEI SUN*                                             Mgmt          For                            For
       WEN-YANG CHEN*                                            Mgmt          For                            For
       PO-WEN YEN*                                               Mgmt          For                            For
       TING-YU LIN*                                              Mgmt          For                            For
       CHUN-YEN CHANG+                                           Mgmt          For                            For
       CHUNG LAUNG LIU+                                          Mgmt          For                            For
       PAUL S.C. HSU+                                            Mgmt          For                            For
       CHENG-LI HUANG+                                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 UNITED PHOSPHORUS LTD                                                                       Agenda Number:  701685387
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9247H166
    Meeting Type:  AGM
    Meeting Date:  18-Sep-2008
          Ticker:
            ISIN:  INE628A01036
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited balance sheet as at 3l MAR              Mgmt          For                            For
       2008, profit and loss account for the YE on
       that date and the reports of the Board of Directors
       and Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. J.R. Shroff as a Director, who             Mgmt          For                            For
       retires by rotation

4.     Re-appoint Dr. P.V. Krishna as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Pradeep Goyal as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Re-appoint Mrs. S. R. Shroff as a Director,               Mgmt          For                            For
       who retires by rotation

7.     Appoint the Auditors and fix their remuneration           Mgmt          For                            For

S.8    Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Sections 198, 269 and 309 read with Schedule
       XIII and all other applicable provisions of
       the Companies Act, 1956 [including any statutory
       modification[s] or re-enactment thereof, for
       the time being in force], Mr. Rajju D. Shroff
       as a Chairman and Managing Director of the
       Company, for a period of 5 years with effect
       from 01 OCT 2008, on the terms and conditions
       including remuneration as are set out in the
       agreement to be entered into between the Company
       and Mr. Rajju D. Shroff, a draft whereof is
       placed before this meeting which agreement
       is hereby specifically sanctioned with liberty
       to the Board of Directors [hereinafter referred
       to as the [Board] which term shall be deemed
       to include the Remuneration Committee constituted
       by the Board] to alter and vary the terms and
       conditions of the said reappointment and/or
       remuneration and/or agreement, subject to the
       same not exceeding the limits specified in
       Schedule XIII to the Companies Act, 1956, including
       any statutory modification or re-enactment
       thereof for the time being in force or as may
       hereafter be made by the Central Government
       in that behalf from time to time, or any amendments
       thereto as may be agreed to between the Board
       and Mr. Rajju D. Shroff; approve that in any
       FY the Company has no profits or its profits
       are inadequate, the said Mr. Rajju D. Shroff
       shall be paid the aforementioned remuneration
       as minimum remuneration subject however to
       the limits prescribed under the said Schedule
       XIII or any modifications thereof; and authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this resolution

9.     Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Sections 198, 269 and 309 read with Schedule
       XIII and all other applicable provisions of
       the Companies Act, 1956 [including any statutory
       modification[s] or re-enactment thereof, for
       the time being in force], Mr. Arun C. Ashar,
       as a Whole-time Director designated as Director-
       Finance, for a period of 5 years with effect
       from 01 OCT 2008, on the terms and conditions
       including remuneration as are set out in the
       agreement to be entered into between the Company
       and Mr. Arun C. Ashar, a draft whereof is placed
       before this meeting which agreement is hereby
       specifically sanctioned with liberty to the
       Board of Directors [hereinafter referred to
       as [the Board] which term shall be deemed to
       include the Remuneration Committee constituted
       by the Board] to alter and vary the terms and
       conditions of the said reappointment and/or
       remuneration and/or agreement, subject to the
       same not exceeding the limits specified in
       Schedule XIII to the Companies Act, 1956, including
       any statutory modification or re-enactment
       thereof for the time being in force or as may
       hereafter be made by the Central Government
       in that behalf from time to time, or any amendments
       thereto as may be agreed to between the Board
       and Mr. Arun C. Ashar; approve that in any
       FY the Company has no profits or its profits
       are inadequate, the said Mr. Arun C. Ashar
       shall be paid the aforementioned remuneration
       as minimum remuneration subject however to
       the limits prescribed under the said Schedule
       XIII or any modifications thereof; and authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this resolution

S.10   Re-appoint, in accordance with the provisions             Mgmt          For                            For
       of Sections 198, 269 and 309 read with Schedule
       XIII and all other applicable provisions of
       the Companies Act, 1956 [including any statutory
       modification[s] or re-enactment thereof, for
       the time being in force], Mr. Kalyan Banerjee,
       as a Whole-time Director, for a period of 5
       years with effect from 01 OCT 2008, on the
       terms and conditions including remuneration
       as are set out in the agreement to be entered
       into between the Company and Mr. Kalyan Banerjee,
       a draft whereof is placed before this meeting
       which agreement is hereby specifically sanctioned
       with liberty to the Board of Directors [hereinafter
       referred to as [the Board] which term shall
       be deemed to include the Remuneration Committee
       constituted by the Board] to alter and vary
       the terms and conditions of the said reappointment
       and/or remuneration and! or agreement, subject
       to the same not exceeding the limits specified
       in Schedule XIII to the Companies Act, 1956
       including any statutory modification or re-enactment
       thereof for the time being in force or as may
       hereafter be made by the Central Government
       in that behalf from time to time, or any amendments
       thereto as may be agreed to between the Board
       and Mr. Kalyan Banerjee; approve that in any
       FY the Company has no profits or its profits
       are inadequate, the said Mr. Kalyan Banerjee
       shall be paid the aforementioned remuneration
       as minimum remuneration subject however to
       the limits prescribed under the said Schedule
       XIII or any modifications thereof; and authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this resolution

11.    Approve, in accordance with the provisions of             Mgmt          For                            For
       Section l6, 94 and other applicable provisions
       if any, of the Companies Act, 1956 [including
       any statutory modifications or re-enactment
       thereof, for the time being in force], to increase
       the authorized share Capital of the Company
       from INR 300,00,00,000 divided into 27,50,00,000
       equity shares of INR 2 each, 1,40,00,000 preference
       shares of INR 100 each and 50,00,000 preference
       shares of INR 10 each to INR 400,00,00,000
       divided into 127,50,00,000 equity shares of
       INR 2 each, 1,40,00,000 preference shares of
       INR 100 each and 50,00,000 preference shares
       of INR 10 each and consequently the existing
       Clause V of Memorandum of Association of the
       Company relating to Share Capital be and is
       hereby altered by deleting the same and substituting
       in its place and stead as new Clause V, as
       specified

S.12   Approve, pursuant to Section 31 and all other             Mgmt          For                            For
       applicable provisions, if any, of the Companies
       Act, 1956 [including any statutory modification
       or re-enactment thereof, for the time being
       in force], to alter the Articles of Association
       of the Company as under: existing Article No.3
       of the Articles of Association of the Company,
       be deleted and substituted by the Article;
       as specified

13.    Authorize the Board of Directors of the Company[hereinafterMgmt          For                            For
       referred to as the [Board] which expression
       shall also include a Committee thereof], subject
       to such consents and approvals as may be required,
       and such conditions and modifications, a sum
       of INR 43,92,91,512 to be increased by a further
       sum that may be required on account of any
       conversion of Foreign Currency Convertible
       Bonds or exercise of the options attached to
       the warrants issued to the Promoters after
       3l MAR 2008 up to the record date to be fixed,
       as may be determined to be required by the
       Board, out of the amount of INR 1073.87 Crores
       standing to the credit of the Securities Premium
       Account as at 31 MAR 2008, be capitalized and
       transferred from the Securities Premium Account
       to Share Capital Account and that such sum
       as may be determined to be required shall be
       applied for allotment of New Equity shares
       of the Company of INR 2 each as fully paid
       Bonus Shares to the persons who, on a date
       to be hereafter fixed by the Board [the Record
       Date], shall be the holders of the existing
       Equity Shares of INR 2 each of the Company
       on the said date and that such new equity shares
       out of the Company's unissued equity shares,
       credited as fully paid, be accordingly allotted
       as bonus shares to such persons respectively
       as aforesaid in the proportion of 1 new equity
       share for every 1 existing equity share held
       by such persons respectively on the record
       date, upon the footing that they become entitled
       thereto for all purposes as capital; [b] the
       New Equity shares of INR 2 each to be allotted
       as Bonus Shares shall be subject to the Memorandum
       and Articles of Association of the Company
       and shall rank pari passu in all respect with
       and carry the same rights as the existing Equity
       Shares and shall be entitled to participate
       in full in any dividends declared after the
       Bonus Shares are allotted; [c] no letter of
       Allotment shall be issued to the allottees
       of the Bonus Shares and the Share Certificates
       in respect of the New equity shares shall be
       issued and dispatched to the allottees thereof
       within the period prescribed or that may be
       prescribed in this behalf from time to time,
       except that the Bonus Shares will be credited
       to the demat accounts of the allottees who
       are holding the existing equity shares in electronic
       form; [d] the allotment of the fully paid new
       equity shares as bonus shares to the extent
       that they relate to non-resident members of
       the Company, shall be subject to the approval
       of the Reserve Bank of India, under the Foreign
       Exchange Management Act, 1999, if necessary;
       e] the allotment of equity shares to be made
       in case of conversion of outstanding Foreign
       Currency Convertible Bonds or application for
       shares against warrants issued to promoters
       on preferential basis or exercise of options
       by Eligible Employees under the Employees Stock
       Option Plan, 2008 subsequent to the record
       date, be increased proportionately by making
       adjustments on account of issue of the bonus
       shares; and for the purpose of giving effect
       to this resolution, the Board to do all such
       acts and things and give such directions as
       may be necessary or desirable to settle all
       questions or difficulties whatsoever that may
       arise with regard to the issue, allotment and
       distribution of the new equity shares




--------------------------------------------------------------------------------------------------------------------------
 UNITED SPIRITS LTD                                                                          Agenda Number:  701787155
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y92311102
    Meeting Type:  AGM
    Meeting Date:  26-Dec-2008
          Ticker:
            ISIN:  INE854D01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts for the YE 31 MAR 2008               Mgmt          For                            For
       and the reports of the Auditors and Directors
       thereon

2.     Declare dividend on preference shares                     Mgmt          For                            For

3.     Declare dividend on equity shares                         Mgmt          For                            For

4.     Re-appoint Mr. M.R. Doraiswamy Iyengar as a               Mgmt          For                            For
       Director, who retires by rotation

5.     Re-appoint Mr. B.M. Labroo as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Appoint Auditors and fix their remuneration               Mgmt          For                            For

S.7    Approve in partial modification to the Resolution         Mgmt          For                            For
       No. 8 passed at the 7th AGM of the Company
       held on 28 DEC 2006 and in accordance with
       the provisions and subject to the limits prescribed
       under Sections 198, 269, 309, 310 Schedule
       XIII and any other applicable provisions of
       the Companies Act, 1956 and Rules framed thereunder
       and any statutory modification or re-enactment
       thereof, the revision in the range of basic
       salary under the heading salary payable to
       Mr. Vijay Kumar Rekhi [Mr. V.K. Rekhi] Managing
       Director of the Company from the existing INR
       500,000 to INR 900,000 per month, to INR 500,000
       to INR 1,500,000 per month with authority to
       the Board of Directors to decide increments
       within the above basic salary range from time
       tot time and proportionate increases in all
       benefits related to the quantum of salary,
       with all the other terms and conditions remaining
       unchanged, for the remaining period of his
       5 year terms of office i.e., up to 18 APR 2011;
       the remuneration aforesaid by way of salary,
       special allowance performance evaluation payment,
       perquisites, benefits, amenities and facilities
       shall be the minimum remuneration payable to
       Mr. V.K. Rekhi, notwithstanding the absence
       or inadequacy of profits in any FY of the Company
       during the remaining period of his 5 year term
       of Office i.e., up to 18 APR 2011, subject
       to approval of the Central Government, if required;
       in the event of any relaxation made by the
       Government in the guidelines or ceiling on
       Managerial remuneration during the remaining
       terms of office of Mr. V.K. Rekhi, the remuneration
       [including minimum remuneration] payable to
       him as Managing Director shall be increased
       as the Board of Directors may deem fit it accordance
       with the guidelines of ceiling; authorize the
       Board of Directors of the Company of a Committee
       thereof to take all steps as may be necessary
       proper and expedient to give effect to this
       resolution




--------------------------------------------------------------------------------------------------------------------------
 UNIVERSAL ROBINA CORP                                                                       Agenda Number:  701860276
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9297P100
    Meeting Type:  AGM
    Meeting Date:  16-Apr-2009
          Ticker:
            ISIN:  PHY9297P1004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 535147 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the proof of notice of the meeting and            Mgmt          For                            For
       existence of a quorum

2.     Approve the minutes of the annual stockholders'           Mgmt          For                            For
       meeting held on 17 APR 2008

3.     Approve the annual report and financial statements        Mgmt          For                            For
       for the preceding year

4.1    Elect Mr. John L. Gokongwei, Jr. as a Board               Mgmt          For                            For
       of Director

4.2    Elect Mr. James L. Go as a Board of Director              Mgmt          For                            For

4.3    Elect Mr. Lance Y. Gokongwei as a Board of Director       Mgmt          For                            For

4.4    Elect Mr. Patrick Henry C. Go as a Board of               Mgmt          For                            For
       Director

4.5    Elect Mr. Frederick D. Go as a Board of Director          Mgmt          For                            For

4.6    Elect Mr. Johnson Robert G. Go, Jr. as a Board            Mgmt          For                            For
       of Director

4.7    Elect Mr. Robert G. Coyiuto, Jr. as a Board               Mgmt          For                            For
       of Director

4.8    Elect Mr. Wilfrido E. Sanchez as an Independent           Mgmt          For                            For
       Director

4.9    Elect Mr. Pascual S. Guerzon as an Independent            Mgmt          For                            For
       Director

5.     Elect the External Auditors                               Mgmt          For                            For

6.     Ratify all acts of the Board of Directors and             Mgmt          For                            For
       Management since the last annual meeting

7.     Other Matters                                             Non-Voting    No vote

8.     Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 URALKALI JSC                                                                                Agenda Number:  701975433
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9519W108
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  RU0007661302
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the AGM Conduction Order                          Mgmt          For                            For

2.     Approve the Company's annual report for FY 2008           Mgmt          For                            For

3.     Approve the Company's annual balance sheet for            Mgmt          For                            For
       FY 2008

4.     Approve the Company's profit allocation as a              Mgmt          For                            For
       result of FY 2008

5.     Elect the Members of the Company's Auditing               Mgmt          For                            For
       Committee

6.     Approve the Company's External Auditor                    Mgmt          For                            For

7.     Elect the Members of the Company's Board of               Mgmt          For                            For
       Directors

8.     Approve interested party transactions                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 URALSVYASINFORM JSC                                                                         Agenda Number:  933088127
--------------------------------------------------------------------------------------------------------------------------
        Security:  916887102
    Meeting Type:  Annual
    Meeting Date:  04-Jun-2009
          Ticker:  UVYZY
            ISIN:  US9168871021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     TO APPROVE THE ANNUAL REPORT, THE ANNUAL FINANCIAL        Mgmt          For                            For
       STATEMENTS, INCLUDING THE PROFIT AND LOSS STATEMENT
       (PROFIT AND LOSS ACCOUNT) OF THE COMPANY AS
       OF THE REPORTING (2008) FISCAL YEAR.

1B     TO DISTRIBUTE THE PROFIT OF THE COMPANY AS OF             Mgmt          For                            For
       THE REPORTING (2008) FISCAL YEAR AS FOLLOWS:
       -DIVIDEND PAYMENT RUR 669 493 245, AMONG THEM:
       PREFERRED SHARES DIVIDEND RUR 0,034175 PER
       SHARE; COMMON SHARES DIVIDEND RUR 0,012437
       PER SHARE. - INCREASE IN THE COMPANY'S EQUITY
       CAPITAL RUR 2 008 365 931. TO PAY DIVIDENDS
       IN MONETARY FORM: ON PREFERRD SHARES UNTIL
       03 AUGUST, 2009; ON COMMON SHARES UNTIL 15
       DECEMBER, 2009.

02     DIRECTOR
       MIKHAIL V. BATMANOV                                       Mgmt          For                            For
       VLADISLAV V. BRYLKOV                                      Mgmt          For                            For
       ALLA B. GRIGORYEVA                                        Mgmt          For                            For
       VLADIMIR V. DUDCHENKO                                     Mgmt          For                            For
       OLEG B. ZYUZIN                                            Mgmt          For                            For
       SERGEY M. KERBER                                          Mgmt          For                            For
       OLGA G. KOROLYOVA                                         Mgmt          For                            For
       SERGEY V. KUZNETSOV                                       Mgmt          For                            For
       EDUARD V. LEBEDEV                                         Mgmt          For                            For
       MIKHAIL A. LESCHENKO                                      Mgmt          For                            For
       MIKHAIL E. MOLCHANOV                                      Mgmt          For                            For
       PAVEL I. PRASS                                            Mgmt          For                            For
       ALEXANDER YU PRAVOTOROV                                   Mgmt          For                            For
       VLADIMIR A. RUMYANTSEV                                    Mgmt          For                            For
       VLADIMIR I. RYBAKIN                                       Mgmt          For                            For
       ELENA N. SADOVA                                           Mgmt          For                            For
       NIKOLAY A. SEMIN                                          Mgmt          For                            For
       URIY A. SIZOV                                             Mgmt          For                            For
       VLADIMIR A. STATYIN                                       Mgmt          For                            For
       DMITRY Y. TUSHUNOV                                        Mgmt          For                            For
       ELENA V. UMNOVA                                           Mgmt          For                            For
       ANATOLY Y. UFIMKIN                                        Mgmt          For                            For
       YURI A. SHAGINOV                                          Mgmt          For                            For
       EVGENY V. YURCHENKO                                       Mgmt          For                            For

3A     ELECTION OF MEMBER OF THE COMPANY'S AUDIT COMMISSION:     Mgmt          For                            For
       IRINA A. ARKHIPOVA

3B     ELECTION OF MEMBER OF THE COMPANY'S AUDIT COMMISSION:     Mgmt          For                            For
       VALENTINA F. VEREMYANINA

3C     ELECTION OF MEMBER OF THE COMPANY'S AUDIT COMMISSION:     Mgmt          For                            For
       SVETLANA F. VORONKOVA

3D     ELECTION OF MEMBER OF THE COMPANY'S AUDIT COMMISSION:     Mgmt          For                            For
       YAN S. GRINCHENKO

3E     ELECTION OF MEMBER OF THE COMPANY'S AUDIT COMMISSION:     Mgmt          For                            For
       ELENA O. KONKOVA

3F     ELECTION OF MEMBER OF THE COMPANY'S AUDIT COMMISSION:     Mgmt          For                            For
       IVAN V. TOPOLYA

3G     ELECTION OF MEMBER OF THE COMPANY'S AUDIT COMMISSION:     Mgmt          For                            For
       OLGA S. CHETVERKINA

04     APPROVAL OF A NEW VERSION OF THE CHARTER.                 Mgmt          For                            For

05     APPROVAL OF CHANGES IN THE BOARD OF DIRECTORS             Mgmt          For                            For
       REGULATION.

06     TERMINATION OF PARTICIPATION IN THE ASSOCIATION           Mgmt          For                            For
       OF NETWORKS OPERATORS (CDMA).

07     APPROVAL OF THE AUDITOR FOR 2009.                         Mgmt          For                            For

08     SETTING THE AMOUNT OF ANNUAL REMUNERATION PAYABLE         Mgmt          For                            For
       TO THE MEMBERS OF THE COMPANY'S BOARD OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 URALSVYASINFORM JSC                                                                         Agenda Number:  701928131
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9520A103
    Meeting Type:  AGM
    Meeting Date:  04-Jun-2009
          Ticker:
            ISIN:  RU0009048805
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, the annual accounting          Mgmt          For                            For
       report, profit and losses report, the distribution
       of profit and losses, dividend payments at
       RUB 0.012437 per ordinary share and RUB 0.034175
       per preferred shares as of 2008 FY

2.     Elect the Board of Directors                              Mgmt          For                            For

3.     Elect the Audit Commission                                Mgmt          For                            For

4.     Approve to introduce the amendments and addenda           Mgmt          For                            For
       into the Charter of the Company

5.     Approve to introduce the amendments and addenda           Mgmt          For                            For
       into the Order of the Board of Directors

6.     Approve the discontinuance of participation               Mgmt          For                            For
       in the non-commercial organization

7.     Approve the Auditor                                       Mgmt          For                            For

8.     Approve the percent of assessments for remuneration       Mgmt          For                            For
       and compensation to be paid to the Members
       of the Board of Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 URBI DESARROLLOS URBANOS S A  DE C V                                                        Agenda Number:  701900664
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9592Y103
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2009
          Ticker:
            ISIN:  MX01UR000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the presentation of the reports and               Mgmt          For                            For
       opinions that are referred to in Artcle 28
       as specified for the FYE 31 DEC 2008

2.     Approve the presentation of the report regarding          Mgmt          For                            For
       the fulfillment of the tax obligations of the
       Company, that is referred to in Article 86
       as specified

3.     Approve the allocation of profit                          Mgmt          For                            For

4.     Approve the designation or ratify the Members             Mgmt          For                            For
       of the Board of Directors and resolution regarding
       the remuneration of the same

5.     Approve the designation or ratification of the            Mgmt          For                            For
       Chairperson of the audit and Corporate Practices
       Committees

6.     Approve to determine the maximum amount of funds          Mgmt          For                            For
       that can be allocated to the acquisition of
       the Company's own shares

7.     Approve the designation of the special delegates          Mgmt          For                            For
       of the meeting to carry out and formalize its
       resolutions




--------------------------------------------------------------------------------------------------------------------------
 USINAS SIDERURGICAS DE MINAS GERAIS S A -USIMINAS                                           Agenda Number:  701642274
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9632E125
    Meeting Type:  EGM
    Meeting Date:  01-Jul-2008
          Ticker:
            ISIN:  BRUSIMACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the protocol and justification instrument         Mgmt          For                            For
       protocol and the valuation reports by the Board
       of Directors for the merger into the assets
       of the Company of the Companies Mineracao J.
       Mendes Limteda. , Somisa Siderurgica Oeste
       De Minas Limiteda and Global Mineracao Limteda,
       headquartered in this state of Minas Gerais,
       and the control of which was acquired by Usiminas
       on 01 FEB 2008

2.     Approve the choice of the Company PricewaterhouseCoopers  Mgmt          For                            For
       Auditores Independentes as being responsible
       for the valuations of the net worth of the
       Companies to be merged into Usiminas and the
       valuation reports prepared by that auditing
       firm

3.     Approve the merger of the Companies referred              Mgmt          For                            For
       to, by the Board of Directors of the Company,
       in a meeting on 12 JUN 2008, with the consequent
       extinction of the Companies being merged

4.     Authorize the Executive Committee to do the               Mgmt          For                            For
       Administrative Acts resulting from the decisions
       of the general meeting called here




--------------------------------------------------------------------------------------------------------------------------
 USINAS SIDERURGICAS DE MINAS GERAIS S A -USIMINAS                                           Agenda Number:  701902961
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9632E125
    Meeting Type:  EGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRUSIMACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND "AGAINST"           Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTION
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve the protocol and justification instrument         Mgmt          For                            For
       protocol for the merger of Companhia Siderurgica
       Paul Ista Cosipa, with its headquarters in
       the state Sao Paulo, into the assets of the
       Company

2.     Approve the choice of the Company PricewaterhouseCoopers  Mgmt          For                            For
       Auditores Independentes as being responsible
       for the valuations of the net worth of the
       Companies to be merged into Usiminas and the
       valuation reports prepared by that Auditing
       Company

3.     Approve the merger of the Companies referred              Mgmt          For                            For
       to, by the Board of Directors of the Company,
       in a meeting on 18 FEB 2009, with the consequent
       extinction of the Companies being merged

4.     Authorize the Executive Committee to do the               Mgmt          For                            For
       Administrative Acts resulting from the decisions
       of the general meeting called here

5.     Ratify the appointment of a Full and Alternate            Mgmt          For                            For
       Member of the Board of Directors of Usiminas
       to serve out the term in office until the 2010
       AGM, in accordance with a resolution approved
       at the meeting of the Board of Directors held
       on 13 APR 2009




--------------------------------------------------------------------------------------------------------------------------
 USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS USIM                                        Agenda Number:  701757758
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9632E125
    Meeting Type:  EGM
    Meeting Date:  17-Nov-2008
          Ticker:
            ISIN:  BRUSIMACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Approve the 'I' of the 5 issue of the debentures          Mgmt          For                            For
       of the Company issue, in the amount of up to
       BRL 1,000,000,000.00, through the issuance
       of one simple debenture, of the unsecured type,
       in a single series, not convertible into shares,
       with a face value of up to BRL 1,000,000,000.00
       and a period of 12 years, for public distribution
       in a single and indivisible lot, and 'II' of
       the general characteristics of the issue

2.     Approve the delegation to the Board of Directors          Mgmt          For                            For
       of the Company of the authority that is dealt
       with in Article 59, 1 of law 6404 of 15 DEC
       1976, to decide about certain conditions of
       the debenture

3.     Ratify the decisions made by the Board of Directors       Mgmt          For                            For
       regarding the issuance

4.     Authorize the Board of Directors o f the Company          Mgmt          For                            For
       to hire financial institutions that are part
       of the system for the distribution of securities
       to make the public offer of the debentures




--------------------------------------------------------------------------------------------------------------------------
 USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS, BELO HORIZONTE                             Agenda Number:  701841769
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9632E125
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  BRUSIMACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

1.     Approve to take knowledge of the Directors accounts,      Mgmt          For                            For
       to examine, discuss and approve the Company's
       consolidated financial statements and the annual
       report for the FYE 31 DEC 2008

2.     Approve the allocation of the net profits for             Mgmt          For                            For
       the FY and ratification of the early distribution
       of interest over capital, intermediate and
       complementary, and of dividends, as well the
       proposal for the capital budget for the year
       2009

3.     Approve to set the total annual amount of remuneration    Mgmt          For                            For
       of the Members of the Board of Directors

4.     Elect a full and alternate Member of the Board            Mgmt          For                            For
       of Directors to serve the remainder of the
       term in office until the AGM for the year 2010,
       to replace Mr. Gabriel Stoliar and his respective
       alternate

5.     Elect the full and substitute members of the              Mgmt          For                            For
       Finance Committee, and approve to set their
       remuneration




--------------------------------------------------------------------------------------------------------------------------
 USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS, BELO HORIZONTE                             Agenda Number:  701841783
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9632E117
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2009
          Ticker:
            ISIN:  BRUSIMACNPA6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEM 5 ONLY. THANK YOU.

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE   CANDIDATE TOBE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     To take knowledge of the Directors accounts,              Non-Voting    No vote
       to examine discuss and approve the Company's
       consolidated financial statements and the annual
       report for the FYE 31 DEC 2008

2.     Allocation of the net profit for the FY and               Non-Voting    No vote
       ratification of the early distribution of interest
       over capital, intermediate and complementary,
       and of dividends, as well the proposal for
       the capital budget for the year 2009

3.     Setting of the total annual amount of remuneration        Non-Voting    No vote
       of the Members of the Board of Directors

4.     Election of a full and alternate Member of the            Non-Voting    No vote
       Board of Directors to serve the remainder of
       the term in office until the AGM for the year
       2010, to replace Mr. Gabriel Stoliar and his
       respective alternate

5.     Elect the full and substitute Members of the              Mgmt          For                            For
       Finance Committee, and approve to set their
       remuneration




--------------------------------------------------------------------------------------------------------------------------
 VANGUARD INTERNATIONAL SEMICONDUCTOR CORP                                                   Agenda Number:  701961561
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9353N106
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0005347009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 571280 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    To report the status of buyback treasury stock            Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.4 per share

B.3    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.4    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.5    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B61.1  Elect Mr. Ching Chu Chang, Id No: B100204117              Mgmt          For                            For
       as a Director

B61.2  Elect Mr. Chuan Lin, Id No: E100689051 as a               Mgmt          For                            For
       Director

B61.3  Elect TSMC/Shareholder No: 2, Representative:             Mgmt          For                            For
       Mr. C. C. Wei as a Director

B61.4  Elect Mr. TSMC/Shareholder No: 2, Representative:         Mgmt          For                            For
       Mr. Ching I Eli Wang as a Director

B61.5  Elect Mr. Lu Pao Hsu, Id No: E101283893 as a              Mgmt          For                            For
       Director

B61.6  Elect National Development Fund, Shareholder              Mgmt          For                            For
       No: 1629, Representative: Mr. K. H. Hsiao as
       a Director

B61.7  Elect TSMC/Shareholder No: 2, Representative:             Mgmt          For                            For
       Mr. Leuh Fang as a Director

B62.1  Elect USI Corporation, Shareholder No: 4, Representative: Mgmt          For                            For
       Mr. Der Chang Yeh as a Supervisor

B62.2  Elect Mr. Ching Sung Wu, Id No: D101102927 as             Mgmt          For                            For
       a Supervisor

B.7    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.8    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 VESTEL ELEKTRONIK SANAYI TICARET AS                                                         Agenda Number:  701933029
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9747B100
    Meeting Type:  OGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  TRAVESTL91H6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Approve the homage                                        Mgmt          No Action

2.     Elect the Presidential Board                              Mgmt          No Action

3.     Authorize the Chairman to sign the minutes of             Mgmt          No Action
       the assembly

4.     Approve the reading of the activities report              Mgmt          No Action
       of the Board of Directors for the year 2008

5.     Approve the balance sheet and income statements           Mgmt          No Action

6.     Approve the reading of the Auditors report and            Mgmt          No Action
       Independent Auditors report

7.     Approve the financial statements                          Mgmt          No Action

8.     Approve the presentation of information to the            Mgmt          No Action
       general assembly about the profit distribution
       decision

9.     Approve the presentation of information to the            Mgmt          No Action
       general assembly about the profit distribution
       policies

10.    Approve the submitting the assignments to the             Mgmt          No Action
       Board membership for general assembly approval

11.    Approve the absolving the Board of Directors              Mgmt          No Action
       and the Auditors

12.    Elect the Board members and determining their             Mgmt          No Action
       number

13.    Elect the Auditors and determining their number           Mgmt          No Action

14.    Approve to determine welfare grants of the board          Mgmt          No Action
       of directors

15.    Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Auditors

16.    Approve the Independent auditing firm                     Mgmt          No Action

17.    Approve the presentation of information about             Mgmt          No Action
       the donations

18.    Authorize the Board members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

19.    Amend the Company Article 6                               Mgmt          No Action

20.    wishes and closure                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 VIA TECHNOLOGIES INC                                                                        Agenda Number:  701974936
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9363G109
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002388006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    Supervisors review of year 2008 financial reports         Non-Voting    No vote

A.3    Report the execution of buying back treasury              Non-Voting    No vote
       stocks

A.4    Approve the merger with via Cyrix Technology              Non-Voting    No vote
       [unlisted] and Wayhao International Company
       Limited [unlisted]

A.5    The status of deficit which exceeds half of               Non-Voting    No vote
       paid-in capital

B.1    Approve the 2008 financial statements and business        Mgmt          For                            For
       report

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve the capital reduction to offset deficit           Mgmt          For                            For

B.4    Approve the issuance of new shares via private            Mgmt          For                            For
       placement

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Other issues and extrordinary motions                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 VIDEOCON INDS LTD                                                                           Agenda Number:  701844777
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9369T113
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2009
          Ticker:
            ISIN:  INE703A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited profit and loss account for             Mgmt          For                            For
       the YE 30 SEP 2008 and the balance sheet as
       that date and the reports of the Board of Director's
       and the Auditor's thereon

2.     Approve to declare a dividend on equity shares            Mgmt          For                            For

3.     Re-appoint Mr. Pradipkumar N. Dhoot as a Director,        Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Major General Sudhir Chintamani Nilkanth       Mgmt          For                            For
       Jatar as a Director, who retires by rotation

5.     Appoint M/s. Khandelwal Jain & Co., Charted               Mgmt          For                            For
       Accountants and M/s. Kadam & co., Charterd
       Accountants, the retiring Auditors, as Joint
       Statutory Auditors of the Company, to hold
       office from the conclusion of this AGM until
       the conclusion of the next AGM of the Company,
       on such remuneration as shall be fixed by the
       Board of Directors or Audit committee of the
       Board of Directors

6.     Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 255, 256, 257 and all other applicable
       provisions, if any, of the Companies Act 1956
       or any statutory modification[s] or re-enactment
       thereof, Ms. Gunilla Nordstrom as a Director
       of the Company, liable to retire by rotation,
       under the provisions of the Articles of Association
       of the Company, who was appointed as an additional
       Director pursuant to the provisions of Section
       260 of the Companies Act 1956

7.     Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 255, 256, 257 and all other applicable
       provisions, if any, of the Companies Act 1956
       or any statutory modification[s] or re-enactment
       thereof, Mr. Radhey Shyam Agarwal as a Director
       of the Company, liable to retire by rotation,
       under the provisions of the Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 VIDEOCON INDS LTD                                                                           Agenda Number:  701927723
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9369T113
    Meeting Type:  OTH
    Meeting Date:  20-May-2009
          Ticker:
            ISIN:  INE703A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall deem to include any Committee[s]
       constituted/to be constituted by the Board
       to exercise its powers, including the powers
       conferred by this Resolution], pursuant to
       Section 81[1A] and other applicable provisions,
       if any, of the Companies Act, 1956, [including
       any statutory modifications or re-enactment
       thereof, for the time being in force] and in
       accordance with the provisions of the Memorandum
       and Articles of Association of the Company
       and the rules/regulations/guidelines, notifications,
       circulars and clarifications issued thereon
       from time to time by Government of India [GOI],
       the Reserve Bank of India [RBI], Securities
       and Exchange Board of India [SEBI] or any other
       relevant authority from time to time and in
       terms of the provisions of and the conditions
       as prescribed under the Listing Agreements
       entered into by the Company with the Stock
       Exchanges on which the Company's shares are
       listed and the applicable guidelines, and subject
       to such approvals, consents, permissions and
       sanctions as might be required and subject
       to such conditions as might be prescribed while
       granting such approvals, consents, permissions
       and sanctions thinks fit, to create, issue,
       offer and allot on preferential basis to Bennett,
       Coleman & Company Limited, [BCCL], 1,17,65,000
       Warrants in one or more tranches, subject to
       payment of a sum of INR42.50 per Warrant by
       BCCL with an option to BCCL to subscribe to
       1,17,65,000 equity shares of the Company at
       a price of INR170 per equity share inclusive
       of premium [the Subscription Price], aggregating
       to INR 2,000,050,000; the said subscription
       price shall not be less than the price determined
       in terms of Clause 13.1.1.1 of the SEBI [Disclosure
       and Investor Protection] Guidelines, 2000;
       to finalize the fresh issue price in case the
       price determined in accordance with Clause
       13.1.1.1 of the SEBI [Disclosure and Investor
       Protection] Guidelines, 2000 is more than INR170;
       BCCL shall be entitled to exercise its option
       to subscribe to the Equity Shares at any time,
       in one or more tranches, within 18 months from
       the date of allotment of the Warrants, subject
       to full payment of the Subscription Price;
       in the event BCCL does not exercise the right
       to subscribe to the Equity Shares within a
       period of 18 months from the date of allotment
       of Warrants, the amount paid by BCCL shall
       stand forfeited and BCCL shall not be entitled
       for refund of the same or any part thereof,
       or any equity shares of the Company against
       the amount paid; without prejudice to the generality
       of the above, the relevant date, as stipulated
       in SEBI [Disclosure and Investor Protection]
       Guidelines 2000, for determination of price
       for the Equity Shares to be issued and allotted
       upon exercise of rights attached to the Warrants
       referred hereinabove, shall be 21 APR 2009
       i.e., 30 days prior to the date of passing
       of this Resolution; all the Equity Shares allotted
       upon exercise of rights attached to the Warrants
       referred hereinabove to BCCL shall rank pari
       passu in all respects including entitlement
       for divided with the existing Equity Shares
       of the Company to decide and approve the other
       terms and conditions of the issue including
       lock-in and also to vary, modify or alter any
       of the terms and conditions, as it may deem
       expedient, subject however to the compliance
       with the applicable guidelines, notification,
       rules and regulations, to the extent applicable,
       as SEBI/GOI/RBI or such other appropriate authorities,
       within or outside India, may prescribe from
       time to time; for the purpose aforesaid, to
       settle and decide on all questions, queries
       or any other matters that may arise in regard
       to the issue, offer or allotment of Warrants
       and utilization of the issue proceeds as also
       subsequent allotment of Equity Shares pursuant
       to exercise of rights attached to the Warrants
       and further to do all such acts, deeds, matters
       and things and to finalize and execute all
       such deeds, documents and writings as may be
       necessary and desirable in this behalf, to
       further delegate by way of authorization in
       favor of any of the Members of the Board or
       a Committee thereof, to do all the necessary
       acts and take necessary steps that may be deemed
       expedient to give effect to this resolution

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17 and other applicable provisions if any,
       of the Companies Act, 1956, Clause 6 of the
       Memorandum of Association of the Company by
       replacing the existing Clause with the specified
       fresh Clause 6; approve to alter the copies
       of Memorandum of Association of the Company
       accordingly; and  authorize any one of the
       Directors and/or the Company Secretary of the
       Company to do all such acts deeds and things
       as are deemed expedient and necessary and to
       file necessary forms/returns/ applications/documents/
       papers as are required to be filed with the
       office of the Registrar of Companies, Maharashtra,
       Mumbai and other authorities, Statutory or
       otherwise as are required to give effect to
       this resolution

3.     Authorize the Board, pursuant to the provisions           Mgmt          For                            For
       of Section 293[1][a] of the Companies Act,
       1956, and other applicable provisions, if any,
       of the Companies Act, 1956, and in super-session
       of the resolution passed by the shareholders
       of the Company vide postal ballot on 11 NOV
       2005, to mortgage and/or charge all or any
       of the immovable and movable properties of
       the Company, wherever situate, both present
       and future or the whole or substantially the
       whole of the undertaking or undertakings of
       the Company, [save and except the current assets
       that are or may be hypothecated and/or pledged
       in favor of 3 the Company's Bankers for securing
       the borrowings for Working Capital Requirements]
       in such form and in such manner and on such
       terms and conditions as the Board may think
       fit, together with the power to take over the
       management of the Company, for securing any
       loans and/or advances already obtained or that
       may be obtained by the Company or others, from
       any Financial institutions/Banks/Insurance
       Companies/Other Bodies Corporate or person
       or persons, and/or to secure any Debentures
       issued and/or that may be issued up to a sum
       not exceeding INR 20,000 Crores at any point
       of time; to finalize the terms and conditions
       with such Banks/Financial Institutions/ Trustees
       of Debentureholders and/or any other person[s]
       for creating the aforesaid mortgage and/or
       charge and to do all such acts, deeds and things
       as may be necessary, usual or expedient for
       giving effect to this resolution and also to
       agree to any amendments thereto from time to
       time, as it may think fit; and to do and perform
       all such acts, deeds and things as may be necessary,
       desirable or expedient to give effect to this
       resolution

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE "IN FAVOR" OR "AGAINST" ONLY FOR RESOLUTION
       NUMBERS 1 TO 3. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 VIETNAM ENTERPRISE INVESTMENTS LTD                                                          Agenda Number:  701782597
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9361H109
    Meeting Type:  AGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  KYG9361H1092
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the audited financial statements for              Mgmt          For                            For
       the YE 31 DEC 2007, together with the Auditors'
       and the Directors' reports thereon

2.     Approve the decision of the Directors of the              Mgmt          For                            For
       Company, not to declare and pay a dividend

3.     Re-elect Mr. Richard McKegney as a Director               Mgmt          For                            For
       of the Company

4.     Authorize the Directors of the Company, to issue          Mgmt          For                            For
       in 1 or more transactions, an additional amount
       of redeemable shares having an aggregate nominal
       value of up to 10% of aggregate nominal value
       of the redeemable shares in issue as of the
       date of this resolution, such issue of shares
       to be at a price per share not less than the
       net asset value per share of the redeemable
       shares in issue at the time of such issuance;
       [Authority expires at the AGM of the Company
       to be held in the year 2009]

5.     Appoint KPMG Ltd of Vietnam as the Auditors               Mgmt          For                            For
       of the Company for the ensuing year at a fee
       to be agreed by the Directors

S.6    Authorize the Directors of the Company, to issue          Mgmt          For                            For
       up to 200,000,000 C shares, at an issue price
       of USD 1.00 per C shares for C shares allotted
       on the initial closing date plus a placing
       fee of up to USD 0.025 per share, and at the
       issue price per C share equal to the net asset
       value per C share on the valuation day immediately
       prior to the final closing date plus a placing
       fee of up to USD 0.025 for any C shares allotted
       on the final closing date, or at such other
       price as is determined by the Board, and to
       issue the same, in accordance with a placing
       Memorandum to be prepared by the Company, at
       any time after the Irish Stock Exchange has
       granted listings of, and permission to deal
       in, the C shares, provided that such shares
       shall be offered in the first instance to the
       existing shareholders of the Company in proportion
       to the number of shares held by them, and such
       shareholders shall have the right to accept
       the offer to buy such number of shares for
       a period of 14 calendar days; to issue such
       redeemable shares and deferred shares [if any]
       as arise upon conversion of the C shares in
       accordance with the Articles; [Authority expires
       at the AGM of the Company to be held in the
       year 2009]

S.7    Amend the Company's Article 13(1), as specified           Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 VIETNAM GROWTH FUND                                                                         Agenda Number:  701781824
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9361F103
    Meeting Type:  AGM
    Meeting Date:  30-Dec-2008
          Ticker:
            ISIN:  KYG9361F1037
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR RESOLUTION
       1 TO 10. THANK YOU.

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the YE 31 DEC 2007 together with the Auditors'
       and the Directors' reports thereon

2.     Approve the decision of the Directors of the              Mgmt          For                            For
       Company not to declare and pay a dividend

3.     Re-elect Mr. Marc Faber as a Director of the              Mgmt          For                            For
       Company

4.     Re-elect Mr. Mark Lockwood as a Director of               Mgmt          For                            For
       the Company

5.     Authorize the Directors of the Company to issue,          Mgmt          For                            For
       in one or more transactions as additional amount
       of Ordinary shares having an aggregate nominal
       value of up to 10% of the aggregate nominal
       value of the ordinary shares in issue as of
       the date of this resolution, such issue of
       shares to be at a price per share not less
       than the Net Asset Value per share of the ordinary
       shares in issue at the time of such issuance;
       [Authority expires until the AGM of the Company
       to be held in year 2009]

6.     Appoint KPMG Ltd of Vietnam as the Auditors               Mgmt          For                            For
       of the Company and authorize the Board to fix
       their remuneration

S.7    Authorize the Directors of the Company to issue           Mgmt          For                            For
       up to 10,000,000 C Shares, at an issue price
       of USD 10.00 per C Share for C Shares allotted
       on the initial closing date plus a placing
       fee of up to USD 0.25 per share, and at the
       issue price per C Share equal to the Net Asset
       Value per C share on the valuation day immediately
       prior to the final closing date plus a placing
       fee of up to USD 0.25 for any C share allotted
       on the final closing date, or at such other
       price as is determined by the Board, and to
       issue the same, in accordance with a placing
       memorandum to be prepared by the Company, at
       any time after The Irish Stock Exchange has
       granted listings of, and permission to deal
       in, the C Shares, provided that such shares
       shall be offered in the first instance to the
       existing shareholders of the Company in proportion
       to the number of shares for s period of 14
       calendar days; authorize the Company to issue
       such ordinary shares and deferred shares [if
       any] as arise upon conversion of the C shares
       in accordance with the Articles and [Authority
       expires until the AGM of the Company to be
       held in the year 2009]

S.8    Approve the winding up of the Company with effect         Mgmt          For                            For
       from 31 DEC 2011

S.9    Approve the winding up of the Company with effect         Mgmt          For                            For
       from 31 DEC 2014

S.10   Amend the Company's Article 13(f) as specified            Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE CUT-OFF. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 VIMPEL-COMMUNICATIONS                                                                       Agenda Number:  933089232
--------------------------------------------------------------------------------------------------------------------------
        Security:  68370R109
    Meeting Type:  Annual
    Meeting Date:  10-Jun-2009
          Ticker:  VIP
            ISIN:  US68370R1095
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE 2008 VIMPELCOM ANNUAL REPORT               Mgmt          For                            For
       PREPARED IN ACCORDANCE WITH RUSSIAN LAW.

02     TO APPROVE VIMPELCOM'S 2008 UNCONSOLIDATED ACCOUNTING     Mgmt          For                            For
       STATEMENTS, INCLUDING PROFIT AND LOSS STATEMENT
       FOR 2008 (PREPARED IN ACCORDANCE WITH RUSSIAN
       STATUTORY ACCOUNTING PRINCIPLES) AUDITED BY
       ROSEXPERTIZA LLC.

03     NOT TO PAY ANNUAL DIVIDENDS TO HOLDERS OF COMMON          Mgmt          For                            For
       REGISTERED SHARES BASED ON 2008 FINANCIAL YEAR
       RESULTS; AND TO PAY IN CASH ANNUAL DIVIDENDS
       TO HOLDERS OF PREFERRED REGISTERED SHARES OF
       TYPE "A" BASED ON 2008 RESULTS IN THE AMOUNT
       OF 0.1 KOPECK PER PREFERRED SHARE WITHIN 60
       DAYS FROM THE DATE OF THE ADOPTION OF THIS
       DECISION; AND TO INVEST THE REMAINING PROFITS
       RESULTING FROM 2008 OPERATING RESULTS INTO
       THE BUSINESS.

05     TO ELECT THE FOLLOWING INDIVIDUALS TO THE AUDIT           Mgmt          For                            For
       COMMISSION: ALEXANDER GERSH, HALVOR BRU AND
       NIGEL ROBINSON.

06     TO APPROVE THE FIRM ERNST & YOUNG (CIS) LTD.              Mgmt          For                            For
       AS THE AUDITOR OF THE COMPANY'S U.S. GAAP ACCOUNTS
       AND THE FIRM ROSEXPERTIZA LLC AS THE AUDITOR
       OF THE COMPANY'S ACCOUNTS PREPARED IN ACCORDANCE
       WITH RUSSIAN STATUTORY ACCOUNTING PRINCIPLES
       FOR THE TERM UNTIL THE ANNUAL GENERAL MEETING
       OF SHAREHOLDERS BASED ON 2009 RESULTS.

07     TO APPROVE THE AMENDED BY-LAWS OF THE AUDIT               Mgmt          For                            For
       COMMISSION OF VIMPELCOM.

08     TO APPROVE THE AMENDED CHARTER OF VIMPELCOM.              Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 VIMPEL-COMMUNICATIONS                                                                       Agenda Number:  933120951
--------------------------------------------------------------------------------------------------------------------------
        Security:  68370R109
    Meeting Type:  Annual
    Meeting Date:  10-Jun-2009
          Ticker:  VIP
            ISIN:  US68370R1095
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

4A     ELECTION OF DIRECTOR: MIKHAIL M. FRIDMAN                  Mgmt          No vote

4B     ELECTION OF DIRECTOR: KJELL MORTEN JOHNSEN                Mgmt          No vote

4C     ELECTION OF DIRECTOR: HANS PETER KOHLHAMMER               Mgmt          No vote

4D     ELECTION OF DIRECTOR: JO OLAV LUNDER                      Mgmt          No vote

4E     ELECTION OF DIRECTOR: OLEG A. MALIS                       Mgmt          No vote

4F     ELECTION OF DIRECTOR: LEONID R. NOVOSELSKY                Mgmt          No vote

4G     ELECTION OF DIRECTOR: ALEXEY M. REZNIKOVICH               Mgmt          No vote

4H     ELECTION OF DIRECTOR: OLE BJORN SJULSTAD                  Mgmt          No vote

4I     ELECTION OF DIRECTOR: JAN EDVARD THYGESEN                 Mgmt          No vote




--------------------------------------------------------------------------------------------------------------------------
 VINA CONCHA Y TORO S.A.                                                                     Agenda Number:  932983528
--------------------------------------------------------------------------------------------------------------------------
        Security:  927191106
    Meeting Type:  Special
    Meeting Date:  18-Dec-2008
          Ticker:  VCO
            ISIN:  US9271911060
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVE ISSUE OF 28,000,000 COMMON SHARES OF              Mgmt          For
       SAME EXISTING SERIES, NOMINATIVE AND OF NO
       PAR VALUE, CORRESPONDING TO A CAPITAL INCREASE
       OF THE COMPANY OF CH$30,000,000,000, ALL AS
       MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

02     TO AGREE TO THE PLACEMENT PRICE OF THE SHARES             Mgmt          For
       ISSUED BY THE BOARD ON ACCOUNT OF THE CAPITAL
       INCREASE AS AGREED BY THE MEETING, OR AUTHORIZE
       THE BOARD TO SET THIS.

03     TO AGREE THAT THOSE NEW SHARES ISSUED ON ACCOUNT          Mgmt          For
       OF THE ABOVE-MENTIONED CAPITAL INCREASE BE
       PLACED WITH THIRD PARTIES.

04     AUTHORIZE BOARD TO AGREE, (I) ISSUE OF SHARES             Mgmt          For
       FOR CARRYING OUT APPROVED CAPITAL INCREASE,
       (II) TO COMPLY WITH REGULATIONS ON PREFERENTIAL
       PLACEMENT OF SHARES, (III) OFFER TO THIRD PARTIES
       THE SHARES THAT WERE NOT SUBSCRIBED BY SHAREHOLDERS
       WITHIN PREFERENTIAL PERIOD, AND (IV) ADOPT
       ALL THE AGREEMENTS REQUIRED FOR CARRYING OUT
       THE CAPITAL INCREASE ON TERMS PROPOSED ABOVE.

05     TO APPROVE THE AMENDMENTS TO THE BYLAWS OF THE            Mgmt          For
       COMPANY.

06     IN GENERAL, TO ADOPT ALL AGREEMENTS THAT ARE              Mgmt          For
       NECESSARY FOR IMPLEMENTING, LEGALIZING AND
       MAKING EFFECTIVE THE AGREEMENTS ADOPTED WITH
       RESPECT TO THE MATTERS INDICATED ABOVE.




--------------------------------------------------------------------------------------------------------------------------
 VINA CONCHA Y TORO S.A.                                                                     Agenda Number:  933052386
--------------------------------------------------------------------------------------------------------------------------
        Security:  927191106
    Meeting Type:  Annual
    Meeting Date:  30-Apr-2009
          Ticker:  VCO
            ISIN:  US9271911060
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ANNUAL REPORT, BALANCE SHEET,             Mgmt          For
       FINANCIAL STATEMENTS AND REPORTS OF THE EXTERNAL
       AUDITORS, FOR YEAR ENDED DECEMBER 31, 2008.

02     DISTRIBUTION OF EARNINGS AND DIVIDEND POLICY.             Mgmt          For

03     APPOINTMENT OF EXTERNAL AUDITORS FOR THE YEAR             Mgmt          For
       2009.

04     SET THE DIRECTORS' REMUNERATION.                          Mgmt          For

05     SET THE REMUNERATION OF THE DIRECTOR MEMBERS              Mgmt          For
       OF THE COMMITTEE REFERRED TO IN ARTICLE 50
       BIS OF LAW 18,046, AND SET ITS WORKING EXPENSE
       BUDGET FOR THE YEAR 2009.

06     DETERMINE THE NEWSPAPER FOR THE PUBLICATION               Mgmt          For
       OF THE CALLING OF THE NEXT ORDINARY SHAREHOLDERS
       MEETING.

07     REPORT ON TRANSACTIONS CARRIED OUT BY THE COMPANY         Mgmt          For
       AS REFERRED TO IN ARTICLE 44 OF LAW 18,046.

08     OTHER MATTERS OF THE COMPETENCE OF THE ORDINARY           Mgmt          Against
       SHAREHOLDERS MEETING.




--------------------------------------------------------------------------------------------------------------------------
 VISTULA & WOLCZANKA S.A., KRAKOW                                                            Agenda Number:  702006772
--------------------------------------------------------------------------------------------------------------------------
        Security:  X97963106
    Meeting Type:  OGM
    Meeting Date:  29-Jun-2009
          Ticker:
            ISIN:  PLVSTLA00011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Opening of the meeting                                    Mgmt          No Action

2.     Elect the Chairman                                        Mgmt          No Action

3.     Approve the correctness of calling meeting and            Mgmt          No Action
       its ability

4.     Approve the agenda                                        Mgmt          No Action

5.     Receive the Company activity report and Capital           Mgmt          No Action
       Group activity report and also financial statement
       and consolidated financial statement

6.     Receive the reports of the Supervisory Board              Mgmt          No Action
       with opinion on Company activity report, financial
       statement, consolidated financial statement
       and also review the motion regarding covering
       the loss

7.     Approve the Company activity report and financial         Mgmt          No Action
       statement

8.     Approve the Capital Group activity report and             Mgmt          No Action
       consolidated financial statement

9.     Approve the covering of the loss                          Mgmt          No Action

10.    Grant discharge to the Management Board and               Mgmt          No Action
       Supervisory Board duties execution

11.    Approve the permission to reach pledge agreement          Mgmt          No Action
       with Fortis Bank Polska S.A.

12.    Approve the Cooption New members of the Supervisory       Mgmt          No Action
       Board

13.    Approve the Members of the Supervisory Board              Mgmt          No Action

14.    Elect the Supervisory Board in way of group               Mgmt          No Action
       voting

15.    Elect the Supervisory Board for new cadence               Mgmt          No Action

16.    Approve the increase of the Company capital               Mgmt          No Action

17.    Authorize the Management Board to reach the               Mgmt          No Action
       agreement with NDS to registration share of
       new emission

18.    Approve the Motivation Programme                          Mgmt          No Action

19.    Approve the Company statement on Corporate Governance     Mgmt          No Action
       rules included in Document Good Practice Code

20.    Approve the changes in general meeting regulations        Mgmt          No Action

21.    Approve the remuneration of the Supervisory               Mgmt          No Action
       Board

22.    Closing of the meeting                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 VITRO SAB DE CV, MEXICO                                                                     Agenda Number:  701903280
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9802B109
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2009
          Ticker:
            ISIN:  MXP9802B1093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU.

I.     Presentation and if relevant approval of the              Non-Voting    No vote
       annual reports regarding the activities conducted
       by the Audit Committee, the Corporate Practices
       Committee and the Finance and Planning Committee,
       as well as of the report from the Board of
       Directors regarding the transactions and activities
       in which it may have intervened, in accordance
       with that which is provided for in the securities
       market law, during the FY ended on 31 DEC 2008

II.    Presentation, discussion and if relevant approval         Non-Voting    No vote
       of the report from the Chief Executive Officer,
       for the FY that ended on 31 DEC 2008, after
       reading of the opinion from the Outside Auditor,
       of the opinion regarding the content of said
       report that is given by the Board of Directors
       and of the report from the Board of Directors
       that is referred to in line B of Article 172
       of the general mercantile Companies Law, in
       which are contained the main accounting and
       information policies and criteria followed
       in the preparation of the financial information

III.   Reading of the report regarding the fulfillment           Non-Voting    No vote
       of the tax obligations that are the responsibility
       of the Company in accordance with the applicable
       provisions

IV.    Consideration and resolution of a plan for the            Non-Voting    No vote
       allocation of the balance of the results account

V.     Ratification and/or election of the Members               Non-Voting    No vote
       of the Board of Directors, including the designation
       of its Chairperson, qualification of the independence
       of the respective Members, determination of
       their compensation and ratification or election
       of the Secretary of the Board of Directors

VI.    Ratification and/or election of Chairpersons              Non-Voting    No vote
       of the Audit Committee and of a Corporate Practices
       Committee

VII.   Designation of the special delegates who will             Non-Voting    No vote
       be responsible for taking the steps and measures
       that are necessary to carry out the full formalization
       of the resolutions that are passed




--------------------------------------------------------------------------------------------------------------------------
 VIVO PARTICIPACOES S A                                                                      Agenda Number:  701692611
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9810G116
    Meeting Type:  EGM
    Meeting Date:  11-Sep-2008
          Ticker:
            ISIN:  BRVIVOACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ALL ITEMS.

1.     Ratify the wording of the main part of Article            Mgmt          For                            For
       5th of the Corporate Bylaws, as proposed by
       the Board of Directors in a meeting held on
       26 MAY 2008, at which time the increase of
       the share capital of the Company was ratified

2.     Approve the Administration of the Company to              Mgmt          For                            For
       perform a reverse split of the 1,474,077,420
       nominal, book entry shares, without par value,
       of which 536,601,378 are common shares and
       937,476,042 are prefer ed shares, representative
       of the share capital, at the ratio of 4 shares
       for 1 share of the respective type, resulting
       in 368,519,356 nominal, book entry shares,
       without par value, of which 134,150,345 are
       common shares and 234,369,011 are preferred
       shares, in accordance with that which is provided
       for in Article 12 of law number 6404/76, with
       the consequent and amend the main part of Article
       5 of the Corporate Bylaws of the Company

3.     Approve to decide, a consequence of the proposed          Mgmt          For                            For
       reverse split of shares, about the proposal
       to amend the wording of the main part of Article
       4 of the Corporate Bylaws of the Company, in
       regard to the limits of the authorized capital,
       with the limit going from 3 billion shares
       to 750 million shares

4.     Ratify the election of the Member of the Board            Mgmt          For                            For
       of Directors, Mr. Luis Miguel Da Fonseca Pacheco
       De Melo elected on 26 AUG 2008




--------------------------------------------------------------------------------------------------------------------------
 VIVO PARTICIPACOES SA, SAO PAULO                                                            Agenda Number:  701842608
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9810G116
    Meeting Type:  AGM
    Meeting Date:  19-Mar-2009
          Ticker:
            ISIN:  BRVIVOACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 536680 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF INSTRUCTIONS TO VOTE ON THIS ITEM
       IS RECEIVED WITHOUT A CANDIDATE'S NAME, YOUR
       VOTE WILL BE PROCESSED IN FAVOR OR AGAINST
       OF THE DEFAULT COMPANY'S CANDIDATE. THANK YOU.

A.     Approve to take knowledge of the Directors accounts,      Mgmt          For                            For
       to examine, discuss and vote the Company's
       consolidated financial statement for the FYE
       31 DEC 2008

B.     Approve the allocation of the result of the               Mgmt          For                            For
       FYE on DEC 2008 and on the distribution of
       dividends, as well as a capital budget proposal
       drawn up for the purposes of Article 196 of
       Law Number 6404 76

C.     Elect the Members of the Board of Directors               Mgmt          For                            For

D.     Elect the Members of the Finance Committee                Mgmt          For                            For

E.     Approve to set the total annual payment for               Mgmt          For                            For
       the Members of the Board of Directors and the
       individual payment for the Members of the Finance
       Committee




--------------------------------------------------------------------------------------------------------------------------
 VOLTAS LTD                                                                                  Agenda Number:  701660513
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y93817149
    Meeting Type:  AGM
    Meeting Date:  28-Jul-2008
          Ticker:
            ISIN:  INE226A01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the YE 31 MAR 2008, the balance
       sheet as at that date together with the report
       of the Board of Directors and the Auditors
       thereon

2.     Declare a dividend                                        Mgmt          For                            For

3.     Re-appoint Mr. Nasser Munjee as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Ravi Kant as a Director, who               Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. N.D. Khurody as a Director, who            Mgmt          For                            For
       retires by rotation

6.     Re-appoint Messrs. Deloitte Haskins & Sells               Mgmt          For                            For
       as the Auditors of the Company, pursuant to
       the provisions Section 224 and other applicable
       provisions, if any, of the Companies Act, 1956,
       to hold office from the conclusion of this
       AGM until the conclusion of the next AGM; approve
       to examine and audit the accounts of the Company
       for the FY 2008-09 on such remuneration as
       may be mutually agreed upon between the Board
       of Directors of the Company and the Auditors,
       plus reimbursement of service tax, travelling
       and out of pocket expenses; and authorize the
       Auditors of the Company to carry out [either
       themselves or through qualified Associates]
       the audit of the Company's accounts maintained
       at all its offices, plants, works and establishments
       [whether now existing or as may be established
       or acquired during the Company's FYE 31 MAR
       2009] wherever situated in India or abroad;
       the Board of Directors pursuant to the provisions
       of Section 228 and other applicable provisions,
       if any, of the Companies Act, 1956, to appoint
       in consultation with the Company's Auditors,
       Messrs. Deloitte Haskins & Sells, such person
       or persons qualified for appointment as Auditor
       or Auditors of the Company's Branch offices
       [whether now existing or as may be established]
       to examine and audit the accounts for the FY
       2008-09 on such remuneration, terms and conditions
       as the Board may deem fit




--------------------------------------------------------------------------------------------------------------------------
 VOLTAS LTD                                                                                  Agenda Number:  701809189
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y93817149
    Meeting Type:  OTH
    Meeting Date:  06-Mar-2009
          Ticker:
            ISIN:  INE226A01021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       thereof],  in accordance with the provisions
       of Section 192A, Section 293[1][A] and other
       applicable provisions, if any, of the Companies
       Act, 1956 and subject to such other consents,
       approvals or permissions as may be necessary,
       and to transfer the Company's undertaking engaged
       in the Chemicals Trading Business as a going
       concern on a slump sale basis to DKSH India
       Private Limited a wholly-owned subsidiary of
       DKSH Holding Limited, Zurich on such terms
       and conditions and with effect from such date
       in such manner as the Board of Directors of
       the Company may think fit and proper; and severally
       authorize the Board, to finalize the terms
       and conditions of the arrangement and execute
       all required documents, agreements and do all
       such acts, deeds, matters and things as they
       may in their absolute discretion deem necessary,
       expedient, usual or proper and in the best
       interest of the Company




--------------------------------------------------------------------------------------------------------------------------
 VOTORANTIM CELULOSE E PAPEL S A                                                             Agenda Number:  701804533
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9806R118
    Meeting Type:  OGM
    Meeting Date:  06-Feb-2009
          Ticker:
            ISIN:  BRVCPAACNPR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

1.     Increase share capital by BRL 4.25 billion through        Non-Voting    No vote
       the issuance of new ordinary and preferred
       shares

2.     Appoint Independent Firm to appraise the value            Non-Voting    No vote
       of the Company's shares and Aracruz's shares

3.     Approve deadline for the exercise of preemptive           Non-Voting    No vote
       rights

4.     Amend Article 5 to attach to the Company's preferred      Non-Voting    No vote
       shares the right to be converted to common
       shares

5.     Ratify acquisition of controlling stake in Aracruz        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 VOTORANTIM CELULOSE E PAPEL SA, SAO PAULO                                                   Agenda Number:  701906490
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9806R118
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  BRVCPAACNPR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THE VOTES IN FAVOR 'AND' AGAINST         Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARENOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON ITEMS C AND D ONLY. THANK YOU.

A.     To take knowledge of the Directors accounts,              Non-Voting    No vote
       to examine, discuss and approve the Company's
       consolidated financial statements for the FYE
       31 DEC 2008

B.     Destination of the YE results of 2008                     Non-Voting    No vote

C.     Elect the Members of the Board of Directors               Mgmt          For                            For

D.     Elect the Members of the Finance Committee                Mgmt          For                            For

E.     To set the total annual remuneration for the              Non-Voting    No vote
       Members of the Board of Directors elected,
       and for the Executive Committee




--------------------------------------------------------------------------------------------------------------------------
 VOTORANTIM CELULOSE E PAPEL SA, SAO PAULO                                                   Agenda Number:  701961701
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9806R118
    Meeting Type:  EGM
    Meeting Date:  27-May-2009
          Ticker:
            ISIN:  BRVCPAACNPR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU




--------------------------------------------------------------------------------------------------------------------------
 VOTORANTIM CELULOSE E PAPEL SA, SAO PAULO                                                   Agenda Number:  701959578
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9806R118
    Meeting Type:  SGM
    Meeting Date:  30-May-2009
          Ticker:
            ISIN:  BRVCPAACNPR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT THE VOTES IN FAVOR 'AND' AGAINST         Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARENOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON THIS ITEM

1.     Ratify the mentioned conversion                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 WAH SEONG CORPORATION BHD                                                                   Agenda Number:  701976904
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6828A107
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  MYL5142OO004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       of the Company and the Group for the FYE 31
       DEC 2008 and the reports of the Directors and
       the Auditors thereon

2.     Approve the Directors' Fees of MYR 315,000.00             Mgmt          For                            For
       for the FYE 31 DEC 2008

3.     Re-elect Tan Sri Dato' Dr. Lin See Yan as a               Mgmt          For                            For
       Director, who retires pursuant to Article 98
       of the Company's Articles of Association

4.     Re-elect Tan Sri Ab Rahman Bin Omar as a Director,        Mgmt          For                            For
       who retires pursuant to Article 98 of the Company's
       Articles of Association

5.     Re-elect Mr. Pauline Tan Suat Ming as a Director,         Mgmt          For                            For
       who retires pursuant to Article 98 of the Company's
       Articles of Association

6.     Re-appoint Messrs PricewaterhouseCoopers as               Mgmt          For                            For
       the Auditors of the Company for the ensuing
       year and authorize the Directors to fix their
       remuneration

7.     Authorize the Directors, subject always to the            Mgmt          For                            For
       Companies Act, 1965 [the Act], the Articles
       of Association of the Company and approvals
       from the relevant governmental and/or regulatory
       bodies where such approvals shall be necessary
       and pursuant to Section 132D of the Act, from
       time to time, to issue and allot ordinary shares
       from the unissued capital of the Company upon
       such terms and conditions and at such purposes
       as may be determined by the Directors of the
       Company to be in the interest of the Company
       provided always that the aggregate number of
       shares to be issued pursuant to this resolution
       does not exceed 10% of the issued capital of
       the Company for the time being and to obtain
       the approval for the listing of and quotation
       for the additional shares so issued on the
       Bursa Malaysia Securities Berhad; [Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM is to be held by law]

8.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the provisions of the Companies Act, 1965,
       the Memorandum and Articles of Association
       of the Company, the Listing Requirements of
       Bursa Malaysia Securities Berhad [Bursa Securities]
       and any other applicable laws, rules, orders,
       requirements, regulations and guidelines for
       the time being in force, to make purchase(s)
       of ordinary shares of MYR 0.50 each in the
       Company's issued and paid-up share capital
       through the Bursa Securities at any time and
       upon such terms and conditions and for such
       purposes as the Directors of the Company may,
       in their discretion deem fit, subject to the
       following: the maximum number of ordinary shares
       which may be purchased and/or held by the Company
       shall be 10% of the issued and paid-up ordinary
       share capital of the Company for the time being
       [WSC Shares]; the maximum fund to be allocated
       by the Company for the purpose of purchasing
       the WSC Shares shall not exceed the aggregate
       of the retained profits and share premium account
       of MYR 141.2 million and MYR 172.0 million
       respectively of the Company as at 31 DEC 2008;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required by Law to be held]; and upon completion
       of the purchase(s) of the WSC Shares by the
       Company, to deal with the WSC Shares in the
       following manner: to cancel the WSC Shares
       so purchased; or to retain the WSC Shares so
       purchased as treasury shares for distribution
       as dividend to the shareholders and/or resale
       on the market of Bursa Securities and/or for
       cancellation subsequently; or to retain part
       of the WSC Shares so purchased as treasury
       shares and cancel the remainder; or in such
       other manner as the Bursa Securities and such
       other relevant authority may allow from time
       to time; and to take all such actions and steps
       as are necessary or expedient to implement,
       finalize and to give effect to the purchase(s)
       of WSC Shares with full power to assent to
       any conditions, variations, and/or amendments
       that may be imposed by the relevant authorities

9.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       [WSC Group], subject to the provisions of the
       Listing Requirements, to enter into recurrent
       related party transactions of a revenue or
       trading nature and the provision of financial
       assistance between related parties as specified
       in Section 2.5 of the circular to shareholders
       dated 28 MAY 2009 which transactions are necessary
       for the day-to-day operations in the ordinary
       course of business of WSC Group on terms not
       more favorable to the related parties than
       those generally available to the public and
       are not to the detriment of the minority shareholders
       of the Company and the shareholders' mandate
       is subject to annual renewal and disclosure
       is made in the annual report of the aggregate
       value of transactions conducted pursuant to
       the shareholders' mandate during the FY; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company, at which time it will
       lapse, or the expiration of the period within
       which the next AGM of the Company is required
       to be held pursuant to Section 143[1] of the
       Act [but shall not extend to such extension
       as may be allowed pursuant to Section 143[2]
       of the Act]; and authorize the Directors to
       complete and to do all such acts and things
       [including executing all such documents as
       may be required] as they may consider expedient
       or necessary to give effect to the transactions
       contemplated and/or authorized by this resolution

10.    Authorize the WSC Group, subject to the provisions        Mgmt          For                            For
       of the Listing Requirements, to enter into
       new/additional recurrent related party transactions
       of a revenue or trading nature and the provisions
       of financial assistance as specified in Section
       2.5 of the circular to shareholders dated 28
       MAY 2009 which transactions are necessary for
       the day-to-day operations in the ordinary course
       of business of WSC Group on terms not more
       favorable to the related parties than those
       generally available to the public and are not
       to the detriment of the minority shareholders
       of the Company and the shareholders' mandate
       is subject to annual renewal and disclosure
       shall be made in the annual report of the aggregate
       value of transactions conducted pursuant to
       the shareholders' mandate during the FY; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company, at which time it will
       lapse, or the expiration of the period within
       which the next AGM of the Company is required
       to be held pursuant to Section 143[1] of the
       Act [but shall not extend to such extension
       as may be allowed pursuant to Section 143[2]
       of the Act]; and authorize the Directors to
       complete and to do all such acts and things
       [including executing all such documents as
       may be required] as they may consider expedient
       or necessary to give effect to the transactions
       contemplated and/or authorized by this resolution

S.1    Amend Article 142 of the Company's Article of             Mgmt          For                            For
       Association, as specified

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 WAHA CAPITAL PJSC, ABU DHABI                                                                Agenda Number:  701813835
--------------------------------------------------------------------------------------------------------------------------
        Security:  M7515R109
    Meeting Type:  AGM
    Meeting Date:  05-Mar-2009
          Ticker:
            ISIN:  AE000A0LF309
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT MEETING HELD ON 25 FEB 2009              Non-Voting    No vote
       HAS BEEN POSTPONED TO 05 MAR 2009. THANK YOU.

1.     Approve the Board of Directors' report for the            Mgmt          For                            For
       year 2008

2.     Approve the Auditors report to be provided for            Mgmt          For                            For
       the FY ending as on 31 DEC 2008

3.     Approve to discuss the balance sheet and profit           Mgmt          For                            For
       and loss account for the FY ending as on 31
       DEC 2008

4.     Approve the provision of No Objection Letter              Mgmt          For                            For
       to the Board of Directors and the Auditors
       for the FY 2008

5.     Appoint the Auditors for the year 2009                    Mgmt          For                            For

6.     Elect the Members of the Board of Directors               Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 WAL-MART DE MEXICO S A DE C V                                                               Agenda Number:  701814988
--------------------------------------------------------------------------------------------------------------------------
        Security:  P98180105
    Meeting Type:  OGM
    Meeting Date:  12-Mar-2009
          Ticker:
            ISIN:  MXP810081010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Board of Directors              Mgmt          For                            For

2.     Receive the report of the Chief Executive Officer         Mgmt          For                            For

3.     Receive the report of the Audit and Corporate             Mgmt          For                            For
       Practices Committees

4.     Approve the financial information document for            Mgmt          For                            For
       the FY running from 01 JAN to 31 DEC 2008

5.     Receive the report on the situation of the fund           Mgmt          For                            For
       for the repurchase of shares and approve the
       amount of MXN 8,000,000,000.00 for the repurchase
       of shares in 2009

6.     Approve the plan to cancel 69,940,100 shares              Mgmt          For                            For
       of the Company that are currently shares in
       treasury resulting from the repurchase of shares

7.     Approve the plan for the allocation of results            Mgmt          For                            For

8.     Approve the plan to pay a cash dividend, with             Mgmt          For                            For
       a charge against the retained profits account
       of the Company [cufin], in the amount of MXN
       0.61 per share, against coupon 47

9.     Amend the Article 5 of the Corporate Bylaws               Mgmt          For                            For
       to reflect the paying-in of the minimum Fixed
       Capital

10.    Approve the report concerning the fulfillment             Mgmt          For                            For
       of the tax obligations

11.    Approve the report concerning the Share Plan              Mgmt          For                            For
       for Staff

12.    Approve the report from the Wal-Mart De Mexico            Mgmt          For                            For
       Foundation

13.    Ratify the activities of the Board of Directors           Mgmt          For                            For
       during the FY running from 01 JAN to 31 DEC
       2008

14.    Approve to nominate or ratify the Members of              Mgmt          For                            For
       the Board of Directors

15.    Approve to nominate or ratify the Chairpersons            Mgmt          For                            For
       of the Audit and Corporate Practices Committees

16.    Approve to state the agenda of the general meeting        Mgmt          For                            For
       that is held




--------------------------------------------------------------------------------------------------------------------------
 WALSIN LIHWA CORP                                                                           Agenda Number:  701975243
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9489R104
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0001605004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 550732 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations and financial statements     Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.4    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.5    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.6    Approve the revision to the procedures of trading         Mgmt          For                            For
       derivatives

B.7    Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B81.1  Elect Mr. Yi - Yi, Tai, Id No: P100017446 as              Mgmt          For                            For
       a Director

B82.1  Elect Walsin Technology Corporation, Shareholder          Mgmt          For                            For
       No: 186596 as a Supervisor

B.9    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 WAN HAI LINES LTD                                                                           Agenda Number:  701977223
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9507R102
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002615002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of overseas convertible bonds                  Non-Voting    No vote

A.4    The status of buyback treasury stock                      Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.5    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 WANT WANT CHINA HLDGS LTD                                                                   Agenda Number:  701854223
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9431R103
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  KYG9431R1039
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve the financial statements and the reports          Mgmt          For                            For
       of the Directors and the Auditor for the YE
       31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.a    Re-elect Mr. Liao Ching-Tsun as a Director of             Mgmt          For                            For
       the Company

3.b    Re-elect Mr. Maki Haruo as a Director of the              Mgmt          For                            For
       Company

3.c    Re-elect Mr. Tomita Mamoru as a Director of               Mgmt          For                            For
       the Company

3.d    Re-elect Dr. Pei Kerwei as a Director of the              Mgmt          For                            For
       Company

3.e    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to fix the remuneration of all the Directors
       of the Company

4.     Re-appoint PricewaterhouseCoopers as the Company's        Mgmt          For                            For
       Auditor and authorize the Board to fix their
       remuneration for the YE 31 DEC 2009

5.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of USD 0.02 each in the capital of the
       Company ["Shares"] during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       [ the Stock Exchange] or on any other stock
       exchange on which the securities of the Company
       may be listed and recognized by the Securities
       and Futures Commission of Hong Kong and the
       Stock Exchange for this purposes, subject to
       and in accordance with all applicable Laws
       and the requirements of the Rules Governing
       the Listing of Securities on the Stock Exchange
       or of any other stock exchange as amended from
       time to time, not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company; [Authority expires the earlier of
       the conclusion of the AGM of the Company or
       the expiration of the period within which the
       next AGM of the Company is required by its
       Articles of Association or by any applicable
       law(s)]

6.     Authorize the Directors to allot, issue and               Mgmt          For                            For
       deal with additional shares in the capital
       of the Company and make or grant offers, agreements
       and options during and after the relevant period,
       not exceeding the aggregate of 20% of the aggregate
       nominal amount of the share capital of the
       Company; plus, otherwise than pursuant to i)
       a rights issue; or ii) any option scheme or
       similar arrangement; or iii) any scrip dividend
       or similar arrangement; [Authority expires
       the earlier of the conclusion of the AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by its Articles of Association or
       by any applicable law(s)]

7.     Approve, subject to the passing of Resolutions            Mgmt          For                            For
       5 and 6, the general mandate referred to in
       Resolution 6, by the addition to the aggregate
       nominal amount of the share capital of the
       Company which may be allotted or agreed to
       be allotted by the Directors of the Company
       pursuant to such general mandate an amount
       representing the aggregate nominal amount of
       Shares repurchased by the Company pursuant
       to the general mandate referred to in Resolution
       5 above provided that such amount shall not
       exceed 10% of the existing issued share capital
       of the Company at the date of passing this
       Resolution 7

8.     Approve the Resolution 9 being passed, the Company        Mgmt          For                            For
       may send or supply Corporate Communications
       [as defined below] to its shareholders [in
       relation to whom the conditions set out below
       are met] by making such Corporate Communications
       available on the company's own website and
       the website of the HK Stock Exchange or in
       printed forms [in English only, in Chinese
       only or in both English and Chinese], and authorize
       the Directors for and on behalf of Company
       to sign all such documents and/or do all such
       things and Acts as he/she may consider necessary
       or expedient and in the interests of the Company
       for the purpose of effecting or otherwise in
       connection with the Company's proposed communication
       with its shareholders share holders through
       the Company's website and the website of the
       Hong Kong Stock Exchange or in printed forms.
       the supply of corporate communications by making
       such Corporate Communications available on
       the Company's own website and the website of
       the Hong Kong Stock Exchange is subject to
       the fulfillment of the following conditions:
       i) each shareholder of the Company has been
       asked individually by the Company to agree
       that the Company may send or supply Corporate
       Communications generally, or the Corporate
       Communication in question, to him by means
       of the Company's own website; and ii) the Company
       has not received a response indicating objection
       from such shareholder within a period of 28
       days starting from the date on which the Company's
       request was sent b) for the purpose of this
       Resolution 8: "Corporate Communication[s]"
       means any document issued or to be issued by
       the Company for the information or action of
       the shareholders as defined in Rule 1.01 of
       the Hong Kong Listing Rules, including but
       not Limited to, i) the Directors' report, its
       annual accounts together with a copy of the
       Auditor's report and, where applicable, its
       summary financial report; ii) the interim report
       and, where applicable, its summary interim
       report; iii) a notice of meeting; iv) a listing
       document; v) a circular; and vi) a proxy form."

S.9    Amend the Articles 2, 2, 2A, 23, 37, 53, 80,              Mgmt          For                            For
       209, 211 of Articles of Association of the
       Company

S.10   Amend Memorandum and Articles of Association              Mgmt          For                            For
       of the Company, consolidating all the proposed
       referred to in Resolution 9 and all previous
       amendments made in compliance with the applicable
       Laws, a copy of which has been produced to
       this meeting and marked "A" and initialed by
       the Chairman of this meeting for the purpose
       of identification, be and are hereby adopted
       with immediate effect in replacement of the
       existing Memorandum and Articles of Association
       of the Company"

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 WATERLAND FINANCIAL HOLDINGS                                                                Agenda Number:  701974924
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y95315100
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002889003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 financial statements                   Non-Voting    No vote

A.3    To report the status of buyback treasury stock            Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of the year 2008

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to release the prohibition on the Directors       Mgmt          For                            For
       from participation in competitive business

B.5    Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 WCT BHD                                                                                     Agenda Number:  701860098
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9532D102
    Meeting Type:  EGM
    Meeting Date:  09-Apr-2009
          Ticker:
            ISIN:  MYL9679OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company [WCTL], subject to the              Mgmt          For                            For
       appropriate approval being obtained from the
       relevant authorities, to dispose to the Employees
       Provident Fund Board ["Purchaser"] 48,000,000
       ordinary shares of MYR 1.00 each in JPSB, representing
       30% of the enlarged issued and paid-up share
       capital of JPSB immediately prior to the completion
       of the Proposed Disposal, for a cash consideration
       of MYR 87,360,000 in accordance with the terms
       and conditions of the conditional Share Sale
       Agreement dated 29 SEP 2008 entered into between
       WCTL and the purchaser; and authorize the Directors
       to do all such acts and things and to execute
       all necessary documents to give full effect
       to and complete the Proposed Disposal with
       full power to assent to or make any modifications,
       variations, and/or amendments as may be required
       by the relevant authorities and/ or as the
       Directors may deem necessary in the best interest
       of the Company and to take all steps and actions
       as may be required by the relevant authorities
       and as the Directors may deem necessary and
       expedient to finalize, implement and give full
       effect to and complete the Proposed Disposal




--------------------------------------------------------------------------------------------------------------------------
 WCT BHD                                                                                     Agenda Number:  701970015
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9532D102
    Meeting Type:  AGM
    Meeting Date:  18-Jun-2009
          Ticker:
            ISIN:  MYL9679OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       for the YE 31 DEC 2008 and the reports of the
       Directors and Auditors thereon

2.     Approve the final dividend of 4.5 sen per ordinary        Mgmt          For                            For
       share of MYR 0.50 each less Malaysian Income
       Tax of 25% for the YE 31 DEC 2008

3.     Re-elect Mr. Wong Sewe Wing as a Director of              Mgmt          For                            For
       the Company who retires pursuant to Article
       65 of the Company's Articles of Association

4.     Re-elect Mr. Cheah Hon Kuen as a Director of              Mgmt          For                            For
       the Company who retires pursuant to Article
       65 of the Company's Articles of Association

5.     Re-elect Mr. Choo Tak as a Director of the Company        Mgmt          For                            For
       who retires pursuant to Article 65 of the Company's
       Articles of Association

6.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

7.     Authorize the Company and its subsidiaries [WCT           Mgmt          For                            For
       Group], subject to the provisions of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with related
       parties as specified in Section 2.3 of the
       Circular to Shareholders dated 25 MAY 2009
       which are necessary for the day-to-day operations
       of WCT Group in the ordinary course of business
       on terms not more favorable to the related
       parties than those generally available to the
       public and are not detrimental to the minority
       shareholders of the Company and that such approve
       shall continue to be in force until; [Authority
       expires earlier of the conclusion of the next
       AGM of the Company, at which time it will lapse,
       unless renewed by a resolution passed at that
       meeting or the expiration of the period within
       which the next AGM is required to be held pursuant
       to Section 143[1] of the Companies Act, 1965
       [the Act] [but shall not extend to such extension
       as may be allowed pursuant to Section 143[2]
       of the Act]; and authorize the Directors of
       the Company to complete and do all such acts
       and things as they may consider expedient or
       necessary to give effect to the transactions
       contemplated by this resolution

8.     Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965 [the Act], rules, regulations and
       orders made pursuant to the Act [as may be
       amended, modified or re-enacted from time to
       time], the provisions of the Company's Memorandum
       and Articles of Association and the Listing
       Requirements of Bursa Malaysia Securities Berhad
       [Bursa Securities] and any other relevant authority,
       to purchase such amount of ordinary shares
       of MYR 0.50 each in the Company's issued and
       paid-up share capital as may be determine by
       the Directors of the Company from time to time
       through Bursa Securities: the number of ordinary
       shares of MYR 0.50 each in the Company [Shares]
       which may be purchased or held by the Company
       shall not exceed 10% of the issued and paid-up
       share capital for the time being of the Company,
       subject to a restriction that the issued and
       paid-up share capital of the Company does not
       fall below the applicable minimum share capital
       requirements of the Listing Requirements of
       Bursa Securities; the maximum fund to be allocated
       by the Company for the purpose of purchasing
       the Shares shall not exceed the total retained
       earnings and share premium account of the Company,
       the audited retained earnings and share premium
       account of the Company as at 31 DEC 2008 amounted
       to MYR 110,110,085 and MYR 367,916,367 respectively;
       [Authority expires earlier of the conclusion
       of the next AGM of the Company at which time
       it shall lapse unless by ordinary resolution
       passed at that meeting, the authority is renewed,
       either unconditionally or subject to conditions;
       the expiration of the period within which the
       next AGM is required by law to be held]; and
       authorize the Directors of the Company, upon
       completion of each purchase of Shares by the
       Company, to cancel the Shares so purchased
       or to retain the Shares so purchased as treasury
       shares which may be distributed as dividend
       to shareholders or resold on Bursa Securities
       or subsequently cancelled or to retain part
       of the Shares so purchased as treasury shares
       and cancel the remainder and/or to deal with
       the Shares in any other manner as may be allowed
       or prescribed by the Act or any other rules,
       regulations and/or orders made pursuant to
       the Act and the Listing Requirements of Bursa
       Securities and any other relevant authorities
       for the time being in force; to take all such
       steps as are necessary or expedient to implement,
       finalize or to effect the purchase[s] of Shares
       with full powers to assent to any conditions,
       modifications, resolutions, variations and/or
       amend [if any] as may be imposed by the relevant
       authorities and to do all such acts and things
       as the Directors may deem fit and expedient
       in the best interest of the Company




--------------------------------------------------------------------------------------------------------------------------
 WEG SA, JARAGUA DO SUL                                                                      Agenda Number:  701833192
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9832B129
    Meeting Type:  AGM
    Meeting Date:  06-Apr-2009
          Ticker:
            ISIN:  BRWEGEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOUR 'AND' AGAINST            Non-Voting    No vote
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED ONLY
       VOTES IN FAVOUR AND/OR ABSTAIN OR AGAINST AND
       OR ABSTAIN ARE ALLOWED. THANK YOU.

1.     Approve to vote upon the Board of Directors               Mgmt          For                            For
       annual report, the financial statements, External
       Auditors and of the Finance Committee and documents
       opinion report relating to FYE 31 DEC 2008

2.     Approve the destination of the year end results           Mgmt          For                            For
       of 2008

3.     Approve to confirm the decision of the Board              Mgmt          For                            For
       of Directors, minutes of 18 MAR 2008, 17 JUN
       2008, 21 JUL 2008, 18 SEP 2008, 16 DEC 2009
       and 16 FEB 2009 relating the distribution of
       dividends and interest over capital

4.     Approve to set the aggregate annual remuneration          Mgmt          For                            For
       for the administrators

5.     Elect the Finance Committee and approve to set            Mgmt          For                            For
       their remuneration




--------------------------------------------------------------------------------------------------------------------------
 WEG SA, JARAGUA DO SUL                                                                      Agenda Number:  701833205
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9832B129
    Meeting Type:  EGM
    Meeting Date:  06-Apr-2009
          Ticker:
            ISIN:  BRWEGEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT SHAREHOLDERS ARE VOTE 'IN FAVOR'         Non-Voting    No vote
       OR AND 'AGAINST' IN THE SAME AGENDA ITEM ARE
       NOT ALLOWED ONLY VOTES IN FAVOR AND/OR ABSTAIN
       OR AGAINST AND/OR ABSTAIN ARE ALLOWED. THANK
       YOU.

1.     Approve to increase the share capital from BRL            Mgmt          For                            For
       1,360,500.00 to BRL 1,800,000,000 through the
       use of reserves, without an increase in the
       number of shares, with the consequent amendment
       of Article 5 of the Corporate Bylaws

2.     Approve the newspapers for the publication of             Mgmt          For                            For
       legal acts




--------------------------------------------------------------------------------------------------------------------------
 WEIQIAO TEXTILE COMPANY LTD                                                                 Agenda Number:  701756340
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y95343102
    Meeting Type:  EGM
    Meeting Date:  16-Dec-2008
          Ticker:
            ISIN:  CNE1000004M7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve: the Company's entering into of the               Mgmt          For                            For
       new cotton/grey fabric and denim supply agreement
       [New Cotton/Grey Fabric and Denim Supply Agreement]
       with [Shandong Weiqiao Chuangye Group Company
       Limited] [Holding Company] on 20 OCT 2008 for
       a period of 3 years commencing from 01 JAN
       2009 and ending 31 DEC 2011; the estimated
       maximum values of the annual aggregate supply
       of cotton yarn, grey fabric and denim by the
       Company and its subsidiaries [the Group] to
       Holding Company, it subsidiaries and associates
       [the Parent Group] [as specified] for each
       of the 3 YE 31 DEC 2011; and authorize any
       Director of the Company to do such other acts
       and things, enter into all such transactions
       and arrangements, execute such other documents
       and/or deeds and/or take all such steps, which
       in their opinion may be necessary, desirable
       or expedient to implement the New Cotton/Grey
       Fabric and Denim Supply Agreement and the continuing
       connected transaction contemplated there under
       with such changes as the Directors of the Company
       may consider necessary, desirable or expedient

2.     Approve to renew the Company's entering into              Mgmt          For                            For
       of the agreement in accordance with the automatic
       renewal mechanism set out in the Old Supply
       of Raw Materials Agreement [Renewed Supply
       of Raw Materials Agreement] with Itochu Corporation
       [Itochu] on 28 DEC 2006 for a period of 3 years
       commencing from 01 JAN 2009 and ending 31 DEC
       2011 on the same terms and conditions as the
       Old Supply of Raw Materials Agreement; the
       estimated maximum values of the annual aggregate
       supply of cotton yarn and grey fabric by the
       Company and its subsidiaries [the Group] to
       Itochu [as specified] for each of the 3 YE
       31 DEC 2011 and authorize any Director of the
       Company to do such other acts and things, enter
       into all such transactions and arrangements,
       execute such other documents and/or deeds and/or
       take all such steps, which in their opinion
       may be necessary, desirable or expedient to
       implement the Renewed Supply of Raw Materials
       Agreement and the continuing connected transaction
       contemplated there under with such changes
       as the Directors of the Company may consider
       necessary, desirable or expedient

3.     Approve: the Company's entering into of the               Mgmt          For                            For
       supplemental electricity supply agreement [Supplemental
       Electricity Supply Agreement] with Holding
       Company on 20 OCT 2008; the estimated maximum
       values of the annual aggregate supply of electricity
       by the Group to Parent Group [as specified]
       for each of the 3 YE 31 DEC 2010 and authorize
       any Director of the Company to do such other
       acts and things, enter into all such transactions
       and arrangements, execute such other documents
       and/or deeds and/or take all such steps, which
       in their opinion may be necessary, desirable
       or expedient to implement the Supplemental
       Electricity Supply Agreement with such changes
       as the Directors of the Company may consider
       necessary, desirable or expedient




--------------------------------------------------------------------------------------------------------------------------
 WEIQIAO TEXTILE COMPANY LTD                                                                 Agenda Number:  701903836
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y95343102
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2009
          Ticker:
            ISIN:  CNE1000004M7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the consolidated audited financial statements     Mgmt          For                            For
       of the Company, the report of the Board of
       Directors of the Company, the report of the
       Supervisory Committee of the Company, the report
       of the Final Accounts of the Company and the
       Report of the International Auditors, for the
       YE 31 DEC 2008

2.     Approve the profit distribution proposal of               Mgmt          For                            For
       the Company and the relevant declaration and
       payment of a final dividend for the YE 31 DEC
       2008

3.     Approve the annual remuneration proposal for              Mgmt          For                            For
       the Company's Directors and Supervisors for
       the YE 31 DEC 2009

4.     Re-appoint the Ernst & Young Hua Ming as the              Mgmt          For                            For
       Company's domestic Auditors for the YE 31 DEC
       2009 and Ernst & Young as the Company's international
       Auditors for the YE 31 DEC 2009 and the granting
       of the authorization to the Board of Directors
       of the Company to determine their remuneration

5.     Approve the appointment of Ms. Zhang Hongxia              Mgmt          For                            For
       as an Executive Director

6.     Approve the appointment of Mr. Qi Xingli as               Mgmt          For                            For
       an Executive Director

7.     Approve the appointment of Ms. Zhao Suwen as              Mgmt          For                            For
       an Executive Director

8.     Approve the appointment of Ms. Zhang Yanhong              Mgmt          For                            For
       as an Executive Director

9.     Approve the appointment of Mr. Zhang Shiping              Mgmt          For                            For
       as a Non-Executive Director

10.    Approve the appointment of Mr. Wang Zhaoting              Mgmt          For                            For
       as a Non-Executive Director

11.    Approve the appointment of Mr. Wang Naixin as             Mgmt          For                            For
       an Independent Non-Executive Director

12.    Approve the appointment of Mr. Xu Wenying as              Mgmt          For                            For
       an Independent Non-Executive Director

13.    Approve the appointment of Mr. Chan Wing Yau,             Mgmt          For                            For
       George as an Independent Non-Executive Director

14.    Approve the appointment of Mr. Liu Mingping               Mgmt          For                            For
       as a Supervisor

15.    Approve the appointment of Mr. Lu Tianfu as               Mgmt          For                            For
       an Independent Supervisor

16.    Approve the appointment of Ms. Wang Wei as an             Mgmt          For                            For
       Independent Supervisor

17.    Approve other business, if any                            Mgmt          For                            Against

S.18   Authorize the Board of Directors of the Company           Mgmt          Against                        Against
       to allot, issue and deal with additional shares
       in the capital of the Company, whether Domestic
       Shares or H Shares, separately or at the same
       time, or make or grant offers, agreements or
       options, subject to the following conditions:
       [a] such mandate shall not extend beyond the
       Relevant Period save that the Board of Directors
       of the Company may during the Relevant Period
       make or grant offers, agreements or options
       which might require the exercise of such powers
       after the end of the Relevant Period; [b] the
       aggregate nominal amount of shares, whether
       Domestic Shares or H Shares, allotted, issued
       and dealt with or agreed conditionally or unconditionally
       to be allotted, issued and dealt with by the
       Board of Directors of the Company pursuant
       to such mandate, shall not exceed: [i] in the
       case of Domestic Shares, 20% of the aggregate
       nominal amount of Domestic Shares of the Company
       in issue; and [ii] in the case of H Shares,
       20% of the aggregate nominal amount of H Shares
       of the Company in issue, in each case as of
       the date of this Resolution; and [c] the Board
       of Directors of the Company shall only exercise
       its power under such mandate in accordance
       with the Company Law of the PRC and the Rules
       Governing the Listing of Securities on The
       Stock Exchange of Hong Kong Limited [as the
       same may be amended from time to time] and
       only if all necessary approvals [if required]
       from the China Securities Regulatory Commission
       and/or other relevant PRC governmental authorities
       are obtained; and [2] contingent on the Board
       of Directors of the Company resolving to issue
       shares pursuant to sub-paragraph [1] of this
       Resolution, the Board of Directors of the Company
       be authorized to: [a] approve, execute and
       do or procure to be executed and done, all
       such documents, deeds and things as it may
       consider necessary in connection with the issue
       of such new shares including [without limitation]:
       [i] determine the class and number of shares
       to be issued; [ii] determine the issue price
       of the new shares; [iii] determine the opening
       and closing dates of the new issue; [iv] determine
       the use of proceeds of the new issue; [v] determine
       the class and number of new shares [if any]
       to be issued to the existing shareholders;
       [vi] make or grant such offers, agreements
       and options as may be necessary in the exercise
       of such powers; and [vii] in the case of an
       offer or allotment of shares to the shareholders
       of the Company, exclude shareholders who are
       resident outside the PRC or the Hong Kong Special
       Administrative Region of the PRC ["Hong Kong"]
       on account of prohibitions or requirements
       under overseas Laws or regulations or for some
       other reason[s] which the Board of Directors
       of the Company considers necessary or expedient;
       [b] increase the registered capital of the
       Company in accordance with the actual increase
       of capital by issuing shares pursuant to sub-paragraph
       [1] of this Resolution, register the increased
       capital with the relevant authorities in the
       PRC and make such amendments to the Articles
       of Association of the Company as it thinks
       fit so as to reflect the increase in the registered
       capital of the Company; and [c] make all necessary
       filings and registrations with the PRC, Hong
       Kong and/or other relevant authorities, and
       take any other required actions and complete
       any other procedures as required [Authority
       expires earlier of the conclusion of the next
       AGM of the Company or 12 month]

S.19   Amend the Articles of Association of the Company          Mgmt          For                            For
       and authorize the Board of Directors to take
       all necessary actions in respect of such amendments
       including obtaining approvals from the relevant
       authorities, if required




--------------------------------------------------------------------------------------------------------------------------
 WILSON BAYLY HOLMES - OVCON LTD                                                             Agenda Number:  701726703
--------------------------------------------------------------------------------------------------------------------------
        Security:  S5923H105
    Meeting Type:  AGM
    Meeting Date:  29-Oct-2008
          Ticker:
            ISIN:  ZAE000009932
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements and            Mgmt          For                            For
       reports of the Directors and the Auditors of
       the Company for the YE 30 JUN 2008

2.1    Elect Mr. E.L. Nel as a Director, who retires             Mgmt          For                            For
       by rotation

2.2    Re-elect Mr. M.W. McCulloch as a Director, who            Mgmt          For                            For
       retires by rotation

2.3    Re-elect Mr. J.M. Ngobeni as a Director, who              Mgmt          For                            For
       retires by rotation

3.     Approve the fees payable to the Non-Executive             Mgmt          For                            For
       Directors

4.     Re-appoint BDO Spencer Steward [Johannesburg]             Mgmt          For                            For
       Inc., as the Auditors for the ensuing year

5.1    Authorize the Directors, subject to meeting               Mgmt          For                            For
       the requirements of the JSE Limited [the JSE],
       to pass with or without modification, that
       the unissued ordinary shares in the capital
       of the Company reserved for the purposes of
       the Company's Share Schemes, continue to be
       placed under the control of the Directors,
       to issue these shares at such times and on
       such terms as they deem fit

5.2    Authorize the Directors, after providing for              Mgmt          For                            For
       the shares reserved for the purpose of the
       Company's Share Schemes, the balance of unissued
       ordinary shares be placed under the control
       of the Directors, to allot and issue these
       shares at such times and on such terms as they
       may decided, subject to the Listing Requirements
       of the JSE and provided that any shares issued
       in terms of this authority shall not exceed
       10% of the Company's issued share capital prior
       to such issue

6.     Authorize the Directors to approve the Auditors           Mgmt          For                            For
       remuneration

7.     Approve the dividend                                      Mgmt          For                            For

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 WIMM BILL DANN FOODS                                                                        Agenda Number:  932944867
--------------------------------------------------------------------------------------------------------------------------
        Security:  97263M109
    Meeting Type:  Special
    Meeting Date:  04-Sep-2008
          Ticker:  WBD
            ISIN:  US97263M1099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     IN ORDER TO COMPLY WITH THE FORMAL REQUIREMENTS           Mgmt          For
       OF THE FEDERAL LAW "ON JOINT-STOCK COMPANIES"
       AS RELATED TO INTERESTED PARTY TRANSACTIONS
       AND DUE TO THE ABSENCE OF THE ACTUAL CONFLICT
       OF INTEREST, SEPERATE INDEMNIFICATION AGREEMENTS
       BETWEEN WBD FOODS OJSC AND OFFICIALS OF WBD
       FOODS OJSC SHALL BE APPROVED.

1B     IN ORDER TO COMPLY WITH THE FORMAL REQUIREMENTS           Mgmt          For
       OF THE FEDERAL LAW "ON JOINT-STOCK COMPANIES"
       AS RELATED TO INTERESTED PARTY TRANSACTIONS
       AND DUE TO THE ABSENCE OF THE ACTUAL CONFLICT
       OF INTEREST, AGREEMENTS ON LEGAL EXPENSES COMPENSATION
       BETWEEN WBD FOODS OJSC AND OFFICIALS OF WBD
       FOODS OJSC SHALL BE APPROVED.

02     APPROVE THE NEW VERSION OF WBD FOODS OJSC CHARTER.        Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 WIMM BILL DANN FOODS                                                                        Agenda Number:  933110520
--------------------------------------------------------------------------------------------------------------------------
        Security:  97263M109
    Meeting Type:  Special
    Meeting Date:  19-Jun-2009
          Ticker:  WBD
            ISIN:  US97263M1099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVE THE WBD FOODS OJSC ANNUAL REPORT FOR              Mgmt          For
       2008 BASED ON RUSSIAN STATUTORY REPORTING STANDARDS.

02     APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS,              Mgmt          For
       INCLUDING PROFIT AND LOSS STATEMENTS FOR 2008.

03     THE NET PROFIT OF WBD FOODS OJSC REFLECTED IN             Mgmt          For
       ITS FINANCIAL STATEMENTS FOR 2008 BASED ON
       RUSSIAN STATUTORY ACCOUNTING STANDARDS, SHALL
       NOT BE ALLOCATED. DIVIDEND PAYOUT SHALL NOT
       BE ANNOUNCED.

04     FOR THE PURPOSE OF AUDIT OF WBD FOODS OJSC'S              Mgmt          For
       FINANCIAL AND BUSINESS ACTIVITY, AND IN COMPLIANCE
       WITH LEGAL ACTS OF THE RUSSIAN FEDERATION,
       SV-AUDIT CJSC SHALL BE ASSIGNED AS THE AUDITOR
       OF THE COMPANY IN 2009.

05     DIRECTOR
       GUY DE SELLIERS                                           Mgmt          For
       M.V. DUBININ                                              Mgmt          For
       I.V. KOSTIKOV                                             Mgmt          For
       MICHAEL A. O'NEILL                                        Mgmt          For
       A. SERGEEVICH ORLOV                                       Mgmt          For
       S.A. PLASTININ                                            Mgmt          For
       G.A. YUSHVAEV                                             Mgmt          For
       DAVID IAKOBACHVILI                                        Mgmt          For
       E. GRIGORIEVICH YASIN                                     Mgmt          For
       MARCUS RHODES                                             Mgmt          For
       JACQUES VINCENT                                           Mgmt          For

6A     ELECTION OF VOLKOVA NATALIA BORISOVNA AS THE              Mgmt          For
       MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

6B     ELECTION OF VERSHININA IRINA ALEXANDROVNA AS              Mgmt          For
       THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

6C     ELECTION OF POLIKARPOVA NATALIA LEONIDOVNA AS             Mgmt          For
       THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

6D     ELECTION OF PROPASTINA TATIANA VALENTINOVNA               Mgmt          For
       AS THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

6E     ELECTION OF SOLNTSEVA EVGENIA SOLOMONOVNA AS              Mgmt          For
       THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

6F     ELECTION OF SERGEEV GRIGORY SERGEEVICH AS THE             Mgmt          For
       MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

6G     ELECTION OF SHAVERO TATIANA VIKTOROVNA AS THE             Mgmt          For
       MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

7A     APPROVAL OF THE INCREASE OF ANNUAL INTEREST               Mgmt          For
       RATE TO 12,1%, AND EXTENSION TO DECEMBER 31,
       2010 OF REVOLVING LOAN CONTRACT MADE BETWEEN
       WBD FOODS OJSC AND WBD OJSC (HEREINAFTER, THE
       "DEBTOR") PURSUANT TO WHICH THE MAXIMUM AMOUNT
       OF CURRENT DEBT OF THE DEBTOR TO WBD FOODS
       OJSC SHALL NOT BE ABOVE RUR 875,000,000 (EIGHT
       HUNDRED SEVENTY FIVE MILLION RUBLES).

7B     INCREASE OF ANNUAL INTEREST RATE TO 12,1%, AND            Mgmt          For
       EXTENSION TO DECEMBER 31, 2010 OF REVOLVING
       LOAN CONTRACT MADE BETWEEN WBD FOODS OJSC AND
       WBD OJSC (HEREINAFTER, THE "DEBTOR") PURSUANT
       TO WHICH THE MAXIMUM AMOUNT OF CURRENT DEBT
       OF THE DEBTOR TO WBD FOODS OJSC SHALL NOT BE
       ABOVE RUR 2 404 803 350 (TWO BILLION FOUR HUNDRED
       FOUR MILLION EIGHT HUNDRED THREE THOUSAND THREE
       HUNDRED FIFTY RUBLES).

7C     INCREASE OF ANNUAL INTEREST RATE TO 12,1%, AND            Mgmt          For
       EXTENSION TO DECEMBER 31, 2010 OF REVOLVING
       LOAN CONTRACT MADE BETWEEN WBD FOODS OJSC AND
       WBD OJSC (HEREINAFTER, THE "DEBTOR") PURSUANT
       TO WHICH THE MAXIMUM AMOUNT OF CURRENT DEBT
       OF THE DEBTOR TO WBD FOODS OJSC SHALL NOT BE
       ABOVE RUR 680 294 140 (SIX HUNDRED EIGHTY MILLION
       TWO HUNDRED NINETY FOUR THOUSAND ONE HUNDRED
       FORTY RUBLES).

7D     INCREASE OF ANNUAL INTEREST RATE TO 12,1%, AND            Mgmt          For
       EXTENSION TO DECEMBER 31, 2010 OF REVOLVING
       LOAN CONTRACT MADE BETWEEN WBD FOODS OJSC AND
       WBD OJSC (HEREINAFTER THE "DEBTOR") PURSUANT
       TO WHICH THE MAXIMUM AMOUNT OF CURRENT DEBT
       OF THE DEBTOR TO WBD FOODS OJSC SHALL NOT BE
       ABOVE RUR 1 400 000 000 (ONE BILLION FOUR HUNDRED
       MILLION RUBLES).

7E     WBD FOODS OJSC SHALL PROVIDE THE CENTRAL BRANCH           Mgmt          For
       NO. 8641 OF THE SAVINGS BANK OF RUSSIA (OJSC,
       THE CREDITOR) WITH A SURETY FOR WBD OJSC (THE
       BORROWER), UNDER THE CONTRACT ON THE OPENING
       OF A REVOLVING CREDIT LINE (HEREINAFTER, THE
       "CREDIT AGREEMENT") WITH THE LIMIT IN THE AMOUNT
       OF RUR 750,000,000 (SEVEN HUNDRED FIFTY MILLION
       RUBLES).

7F     WBD FOODS OJSC AGREES TO SUPPLY, AND WBD OJSC             Mgmt          For
       AGREES TO PAY FOR, AND ACCEPT, INVENTORIES
       AND FIXED ASSETS (COMPUTERS, MACHINES AND EQUIPMENT,
       DEVICES OF VARIOUS TYPES, SELLING EQUIPMENT,
       TELECOMMUNICATION EQUIPMENT, ORGANIZATIONAL
       EQUIPMENT AND FITTINGS, AND OTHER INVENTORIES)
       IN THE AMOUNT AND RANGE AS SPECIFIED IN THE
       APPLICATION. THE AGREEMENT AMOUNT TOTALS UP
       TO RUR 1,500,000,000. (ONE BILLION FIVE HUNDRED
       MILLION RUBLES).

7G     WBD FOODS OJSC AGREES TO SUPPLY, AND WBD OJSC             Mgmt          For
       AGREES TO PAY FOR, AND ACCEPT DAIRY AND OTHER
       PRODUCTS (GOODS) IN THE AMOUNT AND RANGE AS
       SPECIFIED IN THE APPLICATION. THE AGREEMENT
       AMOUNT TOTALS UP TO RUR 1,700,000,000. (ONE
       BILLION SEVEN HUNDRED MILLION RUBLES).

7H     INCREASE OF ANNUAL INTEREST RATE TO 12,1%, AND            Mgmt          For
       EXTENSION TO DECEMBER 31, 2010 OF REVOLVING
       LOAN CONTRACT MADE BETWEEN WBD FOODS OJSC AND
       WBD OJSC (HEREINAFTER, THE "DEBTOR") PURSUANT
       TO WHICH THE MAXIMUM AMOUNT OF CURRENT DEBT
       OF THE DEBTOR TO WBD FOODS OJSC SHALL NOT BE
       ABOVE RUR 1,008,440,800 (ONE BILLION EIGHT
       MILLION FOUR HUNDRED FORTY THOUSAND EIGHT HUNDRED
       RUBLES).




--------------------------------------------------------------------------------------------------------------------------
 WINBOND ELECTRONICS CORPORATION                                                             Agenda Number:  701972704
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y95873108
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002344009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve the issuance of convertible bonds via             Mgmt          For                            For
       private placement

B.4    Approve the revision to the procedures of endorsement,    Mgmt          For                            For
       guarantee and monetary loans

B.5    Approve the proposal to release the prohibition           Mgmt          For                            For
       on Directors from participation in competitive
       business

B.6    Elect Mr. Tung-Yi, Chan, ID/shareholder No:               Mgmt          For                            For
       7813 as a Director

B.7    Approve the proposal to release the prohibition           Mgmt          For                            For
       on new Directors from participation in competitive
       business

B.8    Extraordinary motions and other issues                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 WIPRO LIMITED                                                                               Agenda Number:  932933888
--------------------------------------------------------------------------------------------------------------------------
        Security:  97651M109
    Meeting Type:  Annual
    Meeting Date:  17-Jul-2008
          Ticker:  WIT
            ISIN:  US97651M1099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     RECEIVE, CONSIDER AND ADOPT THE AUDITED BALANCE           Mgmt          For                            For
       SHEET AS AT MARCH 31, 2008 AND THE PROFIT AND
       LOSS ACCOUNT FOR THE YEAR ENDED ON THAT DATE
       AND THE REPORTS OF THE DIRECTORS AND AUDITORS
       THEREON.

O2     TO CONFIRM THE PAYMENT OF INTERIM DIVIDEND AND            Mgmt          For                            For
       TO DECLARE A FINAL DIVIDEND ON EQUITY SHARES.

O3     RE-APPOINTMENT OF AUDITORS AND FIX THEIR REMUNERATION.    Mgmt          For                            For

O4     APPOINT A DIRECTOR IN PLACE OF DR ASHOK S GANGULY         Mgmt          For                            For
       WHO RETIRES BY ROTATION AND BEING ELIGIBLE,
       OFFERS HIMSELF FOR RE-APPOINTMENT.

O5     APPOINT A DIRECTOR IN PLACE OF MR PM SINHA WHO            Mgmt          For                            For
       RETIRES BY ROTATION AND BEING ELIGIBLE, OFFERS
       HIMSELF FOR RE-APPOINTMENT.

S6     APPOINTMENT OF MR SURESH C SENAPATY AS DIRECTOR           Mgmt          For                            For
       OF THE COMPANY AND PAYMENT OF REMUNERATION.

S7     APPOINTMENT OF MR GIRISH S PARANJPE AS DIRECTOR           Mgmt          For                            For
       OF THE COMPANY AND PAYMENT OF REMUNERATION.

S8     APPOINTMENT OF MR SURESH VASWANI AS DIRECTOR              Mgmt          For                            For
       OF THE COMPANY AND PAYMENT OF REMUNERATION.

S9     AMENDMENT TO ARTICLES OF ASSOCIATION FOR INCREASE         Mgmt          For                            For
       IN THE NUMBER OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 WIPRO LTD                                                                                   Agenda Number:  701651778
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y96659142
    Meeting Type:  AGM
    Meeting Date:  17-Jul-2008
          Ticker:
            ISIN:  INE075A01022
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2008 and the profit and
       loss account for the YE on that date and the
       reports of the Directors and the Auditors thereon

2.     Approve the payment of interim dividend and               Mgmt          For                            For
       declare a final dividend on equity shares

3.     Re-appoint the Auditors and approve to fix their          Mgmt          For                            For
       remuneration

4.     Re-appoint Dr. Ashok S. Ganguly as a Director,            Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. P.M. Sinha as a Director, who              Mgmt          For                            For
       retires by rotation

6.     Appoint Mr. Suresh C. Senapaty as a Director              Mgmt          For                            For
       of the Company and approve the payment of remuneration

7.     Appoint Mr. Girish S. Paranjpe as a Director              Mgmt          For                            For
       of the Company and approve the payment of remuneration

8.     Appoint Mr. Suresh Vaswani as a Director of               Mgmt          For                            For
       the Company and approve the payment of remuneration

S.9    Amend the Articles of Association for the increase        Mgmt          For                            For
       in the number of Directors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ORDINARY       Non-Voting    No vote
       RESOLUTION CHANGED TO SPECIAL RESOLUTION. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 WIRE & WIRELESS (INDIA) LTD                                                                 Agenda Number:  701661250
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9650N106
    Meeting Type:  AGM
    Meeting Date:  24-Jul-2008
          Ticker:
            ISIN:  INE965H01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account of the Company for the YE on 31 MAR
       2008 and the balance sheet as at that date
       together with the report of the Auditors and
       Directors thereon

2.     Re-appoint Mr. B. K. Syngal as a Director, who            Mgmt          For                            For
       retires by rotation

3.     Appoint M/s. S. R. Batliboi & Associates, Chartered       Mgmt          For                            For
       Accountants, Mumbai, as the Statutory Auditors
       of the Company to hold office from the conclusion
       of this meeting until the conclusion of the
       next AGM and approve to fix their remuneration

4.     Appoint Mr. Michael Block as a Director of the            Mgmt          For                            For
       Company, liable to retire by rotation

5.     Appoint Mr. Sanjay Jain as a Director of the              Mgmt          For                            For
       Company, liable to retire by rotation

6.     Appoint Mr. Amit Goenka as a Director of the              Mgmt          For                            For
       Company, liable to retire by rotation

7.     Appoint, pursuant to provisions of Sections               Mgmt          For                            For
       198, 269, 309,349, Schedule XIII and other
       applicable provisions, if any, of the Companies
       Act, 1956 and subject to such other approvals
       as may be necessary in this regard, Mr. Amit
       Goenka as a Whole-time Director of the Company,
       subject to the superintendence, control and
       direction of the Board of Directors from time
       to time for a period of 3 years with effect
       from 23 OCT 2007 at nil remuneration and on
       such other specified terms

S.8    Approve, in accordance with the applicable provisions     Mgmt          For                            For
       of the Companies Act, 1956, the Securities
       Contracts [Regulation] Act, 1956, the Listing
       Agreement(s) with the Stock Exchange(s) and
       pursuant to the provisions of the Securities
       and Exchange Board of India [Delisting of Securities]
       Guidelines, 2003 or any amendment, re-enactment
       or modification there of and subject to such
       other approvals, permissions and sanctions
       as may be necessary, and such other conditions
       and modifications as may be prescribed or imposed
       by any authority while granting such approvals,
       permissions or sanctions, which may be agreed
       to by the Board of Directors of the Company
       [the Board] or any Committee/person(s) authorized
       by the Board, to delist the Equity Shares of
       the Company from the Calcutta Stock Exchange
       Association Limited [CSE]

9.     Approve, in accordance with the provisions of             Mgmt          For                            For
       Sections 16, 94 and other applicable provisions,
       if any, of the Companies Act, 1956, that the
       authorized Capital of the Company be increased
       from INR 30,00,00,000 divided into 29,00,00,000
       Equity Shares of INR 1 each and 1,00,00,000
       Preference Shares of INR 1 each to INR 75,00,00,000
       divided into 74,00,00,000 Equity Shares of
       INR 1 each and 1,00,00,000 Preference Shares
       of INR 1 each, by creation of additional 45,00,00,000
       Equity Shares of INR 1 each; and, in consequence
       thereof, that the existing Clause V of the
       Memorandum of Association of the Company relating
       to share capital be substituted by the specified
       Clause




--------------------------------------------------------------------------------------------------------------------------
 WISTRON CORP                                                                                Agenda Number:  701972211
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y96738102
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2009
          Ticker:
            ISIN:  TW0003231007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.1    Business Report of Year 2008                              Non-Voting    No vote

I.2    Supervisors' Audit Report                                 Non-Voting    No vote

I.3    The Report regarding the revision of Rules and            Non-Voting    No vote
       Procedures of Board of Directors Meeting

IIA.1  Submitting [by the Board of Directors, "BOD"]             Mgmt          For                            For
       the Company's business report and financial
       statements for year 2008 for ratification

IIA.2  Submitting [by the Board of Directors] the proposal       Mgmt          For                            For
       for earnings distribution for Year 2008 for
       ratification.

IIA.3  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       that the Company increases capital by capitalization
       of the 2008 earnings distribution and issues
       new shares for discussion.

IIA.4  Submitting [by the Board of Directors] a proposal         Mgmt          For                            For
       to amend certain part of the Company's Articles
       of Incorporation

IIA.5  Submitting [by the Board of Directors] a proposal         Mgmt          For                            For
       to amend certain part of the Company's "Election
       Regulations of Directors and Supervisors".

III.1  Elect Mr. James K.F. Wu [Kuo-FengWu] for the              Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.2  Elect Mr. John Hsuan [Min-ChihHsuan] for the              Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.3  Elect Mr. Michael Tsai [Kuo-Chih Tsai] for the            Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.4  Elect Mr. Victor C.J. Cheng [Chung-JenCheng]              Mgmt          For                            For
       for the fifth Board of Directors [including
       Independent Directors] of the Company

III.5  Elect Mr. Simon Lin [Hsien-Ming Lin] for the              Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.6  Elect Mr. Stan Shih [Chen-Jung Shih] for the              Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.7  Elect Mr. Haydn Hsieh [hong-Po Hsieh] for the             Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.8  Elect Mr. Philip Peng [Chin-Bing Peng] for the            Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.9  Elect Mr. Robert Huang [Po-Tuan Huang] for the            Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

IVB.6  Submitting [by the Board of Directors] a proposal         Mgmt          For                            For
       to release the non-compete restriction of a
       Board of Director elected as an individual
       or as a legal representative.

IVB.7  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Procedures
       Governing Endorsement and Guarantee.

IVB.8  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Procedures
       Governing Loaning of Funds.

IVB.9  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Procedures
       of Assets Acquisition and Disposal.

IVB10  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Policies
       and Procedures Governing Foreign Exchange Risk
       Management of Financial Transactions.

IVB11  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Regulations
       for Long term and Short term Investment Management.

IVB12  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       for discussion regarding issuing Series A preferred
       shares by private placement to expand the operation
       scope and to bring strategic investors.

IVB13  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       for discussion on issuance of new shares for
       capital increase in cash up to 150,000,000
       common shares with the purpose to issue GDR
       for the funds needed for overseas material
       purchase

IVB14  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       for discussion regarding tax exemption from
       profit-enterprise income tax as the Company
       is qualified as new and developing important
       strategic industry after issuance of new shares
       from the capital increase by earnings recapitalization
       in Year 2006

IVB15  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       for discussion regarding tax exemption from
       profit-enterprise income tax as the Company
       is qualified as new and developing important
       strategic industry after issuance of new shares
       from the capital increase by earnings recapitalization
       in Year 2007and capital increase by cash injection
       in Year 2008.

V.     Extemporary Motion                                        Non-Voting    No vote

VI.    Adjournment                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 WOOLWORTHS HLDGS LTD                                                                        Agenda Number:  701672049
--------------------------------------------------------------------------------------------------------------------------
        Security:  S98758121
    Meeting Type:  AGM
    Meeting Date:  18-Aug-2008
          Ticker:
            ISIN:  ZAE000063863
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

S.1    Authorize the Company, by way of a specific               Mgmt          For                            For
       approval in terms of Section  of the Companies
       Act, 1973 [Act 61 of 1973], as amended, the
       Listing Requirements of the JSE Limited and
       Article 39.1 of the Company's Articles or Association,
       to acquire E-Com Investments 16 [Proprietary]
       Limited, a wholly-owned subsidiary of the Company
       86,871,694 ordinary shares of 0.15% each in
       the issued share capital of the Company at
       a price of ZAR 9.54 per share being the three-day
       volume weighted average share price for Woolworths
       on the JSE Limited on the last practicable
       date, the shares will be cancelled against
       share capital and distributable reserves

O.1    Authorize, subject to the special resolution              Mgmt          For                            For
       to the proposed at the meeting at which this
       ordinary resolution will be considered, being
       passed and becoming effective, any Director
       of the Company or the Group Secretary, to do
       all such things, sign all such documents and
       procure the doing of all such things and the
       signature of all such documents, as may be
       necessary or incidental to give effect to the
       matters contemplated in such special resolution

O.2    Approve, the amendments to the Woolworth Holdings         Mgmt          For                            For
       Share Trust Deed, as specified




--------------------------------------------------------------------------------------------------------------------------
 WOOLWORTHS HLDGS LTD                                                                        Agenda Number:  701722654
--------------------------------------------------------------------------------------------------------------------------
        Security:  S98758121
    Meeting Type:  AGM
    Meeting Date:  20-Nov-2008
          Ticker:
            ISIN:  ZAE000063863
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual financial statements                     Mgmt          For                            For

2.     Approve to increase the Non Executive Directors           Mgmt          For                            For
       remuneration

3.1    Re-elect Mr. Derek Aubrey as a Director                   Mgmt          For                            For

3.2    Re-elect Mr. Simon Norman Susman as a Director            Mgmt          For                            For

3.3    Re-elect Mr. Nigel Lawrence Colne as a Director           Mgmt          For                            For

3.4    Re-elect Ms. Sinda Zilwe as a Director                    Mgmt          For                            For

4.     Grant general authority to make payments to               Mgmt          For                            For
       shareholders

5.     Grant general authority to repurchase shares              Mgmt          For                            For

6.     Grant authority to sign all documents required            Mgmt          For                            For
       to implements the mentioned resolutions




--------------------------------------------------------------------------------------------------------------------------
 WOONG JIN COWAY CO LTD, KONGJU                                                              Agenda Number:  701653607
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9694W104
    Meeting Type:  EGM
    Meeting Date:  12-Aug-2008
          Ticker:
            ISIN:  KR7021240007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation




--------------------------------------------------------------------------------------------------------------------------
 WOONG JIN COWAY CO LTD, KONGJU                                                              Agenda Number:  701825892
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9694W104
    Meeting Type:  AGM
    Meeting Date:  20-Mar-2009
          Ticker:
            ISIN:  KR7021240007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve appropriation of income and dividend              Mgmt          For                            For
       of KRW 870 per share

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect Mr. Hong Joon-Ki as Inside Director                 Mgmt          For                            For

4.     Approve to set of Stock Option                            Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For

6.     Approval the remuneration limit for the Auditor           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 WOORI INVESTMENT & SECURITIES CO LTD, SEOUL                                                 Agenda Number:  701950417
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9694X102
    Meeting Type:  AGM
    Meeting Date:  29-May-2009
          Ticker:
            ISIN:  KR7005940002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR KOREAN MEETING.

1.     Approve the Financial Statements                          Mgmt          For                            For

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Audit Committee Member who is not               Mgmt          For                            For
       an Outside Director

5.     Elect the Audit Committee Member who is an Outside        Mgmt          For                            For
       Director

6.     Approve the remuneration for the Director                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 WPG HOLDING CO LTD                                                                          Agenda Number:  701727123
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9698R101
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2008
          Ticker:
            ISIN:  TW0003702007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 502356 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the Conversion Agreement regarding the            Mgmt          For                            For
       acquiring 100% shares of Asian Information
       Technology Inc [TW0006159007] via issuance
       of new shares

2.     Other agenda and extemporary motions                      Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 WPG HOLDING CO LTD                                                                          Agenda Number:  701976663
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9698R101
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0003702007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 552660 DUE TO ADDITION OF RESOLUTION AND
       RECEIPT OF DIRECTOR NAME. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 1.4 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the rules of the election               Mgmt          For                            For
       of the Directors and the Supervisors

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.7    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.8    Approve the adjustment to the investment quota            Mgmt          For                            For
       in People's Republic of China

B.9    Elect M and M Capital Co., Ltd, Shareholder               Mgmt          For                            For
       No: 104678, Representative: Mr. Cheng Wei-Chung
       as a Director

B.10   Approve the proposal to release the prohibition           Mgmt          For                            For
       on the Directors from participation in competitive
       business

B.11   Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 WTK HOLDINGS BHD                                                                            Agenda Number:  701990409
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9649X108
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  MYL4243OO001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the YE 31 DEC 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Approve declaration of final dividend of 6%               Mgmt          For                            For
       gross per share less 25% Malaysian Income Tax

3.     Approve the payment of Directors' fees amounting          Mgmt          For                            For
       to MYR 144,000.00 for the YE 31 DEC 2008

4.     Re-elect Mr. Datuk Wong Kie Yik as a Director,            Mgmt          For                            For
       who retires by rotation in accordance with
       Article 96 of the Company's Articles of Association

5.     Re-elect Ms. Tham Sau Kien as a Director, who             Mgmt          For                            For
       retires by rotation in accordance with Article
       96 of the Company's Articles of Association

6.     Re-elect Mr. Rafael Liamado Reyes who retires             Mgmt          For                            For
       by rotation in accordance with Article 90 of
       the Company's Articles of Association

7.     Re-appoint Lt Gen [Rtd] Datuk Seri Abdul Manap            Mgmt          For                            For
       bin Ibrahim as a Director of the Company and
       to hold office until the conclusion of the
       nest AGM, pursuant to Section 129 of the Companies
       Act 1965

8.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

9.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to issue shares
       in the capital of the Company from time to
       time at such price upon such terms and conditions
       for such purposes and to such person or persons
       whomsoever as the Directors may in their absolute
       discretion deem fit provided that the aggregate
       number of shares to be issued pursuant to this
       resolution does not exceed 10% of the total
       issued share capital of the Company for the
       time being, subject to the Companies Act, 1965,
       the Articles of Association of the Company
       and the approval from the Bursa Malaysia Securities
       Berhad and other relevant authorities where
       such approval is necessary; [Authority expires
       until the next AGM of the Company]

10.    Authorize the Company, subject to the Companies           Mgmt          For                            For
       Act, 1965, the Company's Memorandum and Articles
       of Association and all applicable laws, regulations
       and guidelines, and the approval of the relevant
       authorities, to purchase and hold such amount
       of ordinary shares of MYR 0.50 each [Shares]
       in the Company as may be determined by the
       Directors of the Company from time to time
       through the Bursa Malaysia Securities Berhad
       [Bursa Securities] upon such terms and conditions
       as the Directors may deem fit in the interest
       of the Company provided that the aggregate
       number of Shares purchased and held as treasury
       shares does not exceed 10% of the total issued
       and paid-up share capital of the Company at
       any given point in time and that the amount
       to be utilized for the proposed purchases,
       which will be financed via internally-generated
       funds of the Group and/or external borrowings,
       will not exceed the retained profit reserve
       and/or share premium reserve of the Company,
       the audited retained profit reserve and audited
       share premium reserve of the Company as at
       31 DEC 2008 were MYR 186,248,000 and MYR 45,708,000
       respectively; and the Shares of the Company
       to be purchased will not be cancelled and are
       proposed to be retained as treasury shares
       or distributed as dividends or re-sold on the
       Bursa Securities and authorize the Directors
       of the Company to do all acts and things to
       give effect to the proposed purchases; [Authority
       expires the earlier of the conclusion of next
       AGM of the Company at which time the authority
       shall lapse unless by resolution passed at
       the meeting, the authority is renewed, either
       unconditionally or subject to conditions or
       the expiration of the period within which the
       next AGM of the Company is required by Law
       to be held]

11.    Approve to renew the mandate granted to allow             Mgmt          For                            For
       the Group to enter into recurrent related party
       transactions of a revenue or trading nature
       as specified and in the ordinary course of
       business and on terms not more favorable to
       the related parties than those generally available
       to the public and are not to the detriment
       of the minority shareholders; [Authority expires
       the earlier of the conclusion of next AGM of
       the Company at which time the mandate shall
       lapse unless by a resolution passed at the
       meeting, the authority is renewed or the expiration
       of the period within which the next AGM after
       that date is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 [the
       Act] (but shall not extend to such extension
       as may be allowed pursuant to Section 143[2]
       of the Act)]

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 WUMART STORES INC                                                                           Agenda Number:  701958110
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y97176112
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  CNE100000544
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.1    Approve the financial report of the Company               Mgmt          For                            For
       for the YE 31 DEC 2008 and the Independent
       Auditor's report thereon

I.2    Approve the profit distribution proposal of               Mgmt          For                            For
       the Company for the YE 31 DEC 2008

I.3    Approve the report of the Board for the YE 31             Mgmt          For                            For
       DEC 2008

I.4    Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

I.5    Re-appoint Deloitte Touche Tohmatsu CPA Limited           Mgmt          For                            For
       and Deloitte Touche Tohmatsu as the Company's
       Domestic and International Auditors, respectively,
       for a term expiring upon the conclusion of
       the 2009 AGM of the Company and authorize the
       Board to fix their remuneration in accordance
       with the workload of the Auditors and market
       conditions

I.6    Approve, conditional upon the passing of the              Mgmt          For                            For
       Special Resolution 3 below, subject to compliance
       with the laws and regulations of the places
       of incorporation and listing of the Company,
       the Company may send or supply Corporate communication
       by means of the Company's own website to H
       Shareholders who have met certain conditions
       set out below, and authorize any 1 of the Executive
       Directors to execute all documents and/or take
       all acts and actions which he/she may deem
       necessary or appropriate and in the interests
       of the Company to implement or give effect
       to the sending or supply of Corporate communication
       to H Shareholders by means of the Company's
       own website; supply of Corporate communication
       by means of the Company's own website is subject
       to the following conditions: (a) the H Shareholder
       has been asked individually by the Company
       to agree that the Company may send or supply
       Corporate communication generally or the Corporate
       communication in question to him by means of
       the Company's own website; and (b) the Company
       has not received a response indicating the
       H Shareholder's objection within a period of
       28 days beginning with the date on which the
       Company's request was sent

SII.1  Approve the grant to the Board, an unconditional          Mgmt          For                            For
       and general mandate [the General Mandate] to
       allot, issue and deal with additional shares
       in the capital of the Company [the Additional
       Shares], whether Domestic Shares or H Shares
       and to make or grant offers or agreements in
       respect thereof, subject to the following conditions:
       (a) such general mandate shall not extend beyond
       the relevant period [as defined below] save
       that the Board may during the relevant period
       make or grant offers or agreements which might
       require the exercise of such powers after the
       end of the relevant period; (b) the total number
       of additional shares allotted or agreed conditionally
       or unconditionally to be allotted by the Board,
       otherwise than pursuant to any scrip dividend
       scheme or similar arrangement providing for
       the allotment of such shares in lieu of the
       whole or part of a dividend on additional shares
       in accordance with the Articles of Association,
       shall not exceed: (i) 20% of the total number
       of Domestic Shares of the Company in issue
       at the date of passing of this resolution;
       and (ii) 20% of the total number of H Shares
       of the Company in issue at the date of passing
       of this resolution; (c) the Board will only
       exercise its power under such mandate in accordance
       with the relevant regulations of the PRC [as
       amended from time to time] and the applicable
       listing rules [as amended from time to time]
       and only if necessary approvals from the CSRC
       and/or other relevant PRC government authorities
       are obtained; [Authority expires earlier at
       the conclusion of the next AGM of the Company
       or the expiration of the 12-month period following
       the passing of this resolution]; authorize
       the Board, subject to the Board issuing additional
       shares pursuant to this resolution: (a) approve,
       execute and do or procure to be executed and
       done, all such documents, deeds and things
       as it may consider necessary in connection
       with the issue of additional shares including,
       without limitation, the time, price, quantity
       and place of issue, making all necessary applications
       to the relevant authorities, entering into
       an underwriting agreement [or any other agreement];
       (b) determine the use of proceeds and make
       all necessary filings to the relevant authorities
       in the PRC and/or Hong Kong [if required];
       (c) register the capital increase with the
       relevant authorities in the PRC upon an increase
       of capital by issuing additional shares pursuant
       to this resolution; and (d) make such amendments
       to the relevant provisions of the Articles
       of Association accordingly as it thinks fit
       so as to reflect the new capital and/or new
       capital structure of the Company

SII.2  Approve the Main Board Transfer Listing and               Mgmt          For                            For
       authorize the Board to: (i) file any application
       and submission, do all such actions and things,
       execute related documents and implement all
       related actions for and on behalf of the Company
       as they may deem necessary, desirable or expedient
       to effect and implement the below-mentioned;
       and (ii) complete and deal with all other necessary
       procedures and registrations/filings incidental
       to, or in respect of the Main Board Transfer
       Listing in obtaining the following approvals:
       (1) the Stock Exchange granting an approval
       of the Main Board Transfer Listing of the Company;
       (2) the CSRC granting an approval of the Main
       Board Transfer Listing; (3) the obtaining of
       all other relevant approvals [if any] in respect
       of the implementation of the Main Board Transfer
       Listing and the fulfillment of all consents
       or conditions that may be incidental to such
       approvals

SII.3  Amend the Articles 62, 142, 163, 164, 180 and             Mgmt          For                            For
       181 of the Articles of Association as a result
       of the proposed supply of Corporate Communication
       to H Shareholders by means of the Company's
       own website as specified

SII.4  Amend the Article 13 of the Articles of Association       Mgmt          For                            For
       as a result of the change to the Company's
       scope of business as specified

SII.5  Amend the Articles 113 and 116 of the Articles            Mgmt          For                            For
       of Association pursuant to the provisions of
       the Company Law relating to the title designation
       of the Chairman of the Supervisory Committee
       as specified

SII.6  Approve, subject to the passing of Special Resolution     Mgmt          For                            For
       2 above and conditional upon the listing of
       and commencement to deal in the H Shares on
       the Main Board and the amendments to the footnote
       to the contents page, Articles 42, 69, 129
       and 145 of the Articles of Association; and
       authorize the Board to further amend the Articles
       of Association and/or the Articles Amendments
       for Main Board Transfer Listing, if required
       by the provisions of the relevant laws and
       regulations and the requirements of the relevant
       regulatory authorities of the PRC and Hong
       Kong in respect of the Main Board Transfer
       Listing for the purpose of satisfying the requirements
       of the relevant laws and regulations of the
       PRC and Hong Kong as specified

S.III  Approve the provisional resolutions [if any]              Mgmt          For                            For
       proposed in writing to the Company by any shareholder's
       holding in aggregate 5% or more of the Company's
       voting shares




--------------------------------------------------------------------------------------------------------------------------
 WUMART STORES INC                                                                           Agenda Number:  701958653
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y97176112
    Meeting Type:  CLS
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  CNE100000544
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the Main Board Transfer Listing; and              Mgmt          For                            For
       authorize the Board to (i) file any application
       and submission, do all such actions and things,
       execute related documents and implement all
       related actions for and on behalf of the Company
       as they may deem necessary, desirable or expedient
       to effect and implement the below-mentioned;
       and (ii) complete and deal with all other necessary
       procedures and registrations/filings incidental
       to, or in respect of the Main Board Transfer
       Listing in obtaining the following approvals:
       (1) the stock exchange granting an approval
       of the Main Board Transfer Listing of the Company;
       (2) the CSRC granting an approval of the Main
       Board Transfer Listing; (3) the obtaining of
       all other relevant approvals [if any] in respect
       of the implementation of the Main Board Transfer
       Listing and the fulfillment of all consents
       or conditions that may be incidental to such
       approvals

S.2    Amend, subject to the passing of Special Resolution       Mgmt          For                            For
       No. 1 above and conditional upon the listing
       of and commencement to deal in the H Shares
       on the Main Board, the "footnote" to the contents
       page, Articles 42, 69, 129 and 145 of the Articles
       of Association; and authorize the Board to
       further amend the Articles of Association and/or
       the Articles Amendments for Main Board Transfer
       Listing, if required by the provisions of the
       relevant laws and regulations and the requirements
       of the relevant regulatory authorities of the
       PRC and Hong Kong in respect of the Main Board
       Transfer Listing for the purpose of satisfying
       the requirements of the relevant laws and regulations
       of the PRC and Hong Kong

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 X5 RETAIL GROUP N V                                                                         Agenda Number:  701724773
--------------------------------------------------------------------------------------------------------------------------
        Security:  98387E205
    Meeting Type:  EGM
    Meeting Date:  29-Oct-2008
          Ticker:
            ISIN:  US98387E2054
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and announcements                                 Non-Voting    No vote

2.A    Appoint a New Member of the Supervisory Board             Mgmt          For                            For

2.B    Approve the remuneration of the New Member of             Mgmt          For                            For
       the Supervisory Board

3.     Approve the remuneration of Messrs. Herve Defforey        Mgmt          For                            For
       and Carlos Criado-Perez Trefault

4.     Amend the Articles of Association                         Mgmt          For                            For

5.     Any other business and conclusion                         Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 YAGEO CORPORATION                                                                           Agenda Number:  701977704
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9723R100
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2009
          Ticker:
            ISIN:  TW0002327004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2007 and 2008 audited reports                         Non-Voting    No vote

A.3    The status of buyback treasury stock                      Non-Voting    No vote

A.4    The status of corporate bonds and global depositary       Non-Voting    No vote
       receipt

A.5    The proposal of merger with Guozhong Development          Non-Voting    No vote
       Co Ltd [Unlisted], Compostar Technology Co.,
       Ltd (Unlisted) and Chipcera Technology. Co.,
       Ltd [Unlisted]

A.6    The revision to the rules of the Board meeting            Non-Voting    No vote

B.1    Approve the 2007 and 2008 financial statements            Mgmt          For                            For

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.6    Approve to revise the rule of election of the             Mgmt          For                            For
       Directors and Supervisors

B.7    Approve to revise the plan of overseas unsecured          Mgmt          For                            For
       convertible bonds issuance

B.8    Approve the proposal of capital injection by              Mgmt          For                            For
       issuing new shares via private placement

B.9    Approve the proposal to the election of the               Mgmt          For                            For
       Directors and Supervisors

B1011  Elect Mr. Pierre T.M. Chen/Shareholder No: 2              Mgmt          For                            For
       as a Director

B1012  Elect Mr. Lawrence Lai-Fu Lin/Id No: F102340709           Mgmt          For                            For
       as a Director

B1013  Elect Vinhaus Investment Company/Shareholder              Mgmt          For                            For
       No: 14091, Representative: Mr. Wood M.Y. Chen
       as a Director

B1014  Elect Hsu Chung Investment Ltd./Shareholder               Mgmt          For                            For
       No: 99108, Representative: Mr. Tzong-Yeong
       Lin as a Director

B1015  Elect Hsu Chung Investment Ltd./Shareholder               Mgmt          For                            For
       No: 99108, Representative: Mr. Shih-Chien Yang
       as a Director

B1016  Elect Hsu Chung Investment Ltd./Shareholder               Mgmt          For                            For
       No: 99108, Representative: Mr. Paul Chien as
       a Director

B1017  Elect Hsu Chung Investment Ltd./Shareholder               Mgmt          For                            For
       No: 99108, Representative: Mr. Dora C.W. Chang
       as a Director

B1021  Elect San Tai investment Ltd./Shareholder No:             Mgmt          For                            For
       34987, Representative: Mr. Yuan Ho Lai as a
       Supervisor

B1022  Elect San Tai Investment Ltd./Shareholder No:             Mgmt          For                            For
       34987, Representative: Mr. James Y.S. Jan as
       a Supervisor

B.11   Approve the proposal to release the prohibition           Mgmt          For                            For
       on Directors from participation in competitive
       business

B.12   Other issues and extraordinary motions                    Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 YANG MING MARINE TRANSPORT CORP                                                             Agenda Number:  701972576
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9729D105
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002609005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION'S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE'S
       NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC INFORMATION,
       AN ELECTION WOULD BE DEEMED AS A 'NO VOTE'.

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution proposed             Mgmt          For                            For
       cash dividend: TWD 0.15 per share

B.3    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.4    Approve the revision to the rules of shareholder          Mgmt          For                            For
       meeting

B.5    Approve the revision to the rules of the election         Mgmt          For                            For
       of the Directors and Supervisors

B.6    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.7    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.8    Approve the proposal to release the prohibition           Mgmt          For                            For
       on directors from participation in competitive
       business

B.9    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 YANTAI CHANGYU PIONEER WINE CO LTD                                                          Agenda Number:  701688307
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9739T108
    Meeting Type:  EGM
    Meeting Date:  26-Sep-2008
          Ticker:
            ISIN:  CNE000000T59
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Reappoint the Company's Audit Firm                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 YANTAI CHANGYU PIONEER WINE CO LTD                                                          Agenda Number:  701733594
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9739T108
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2008
          Ticker:
            ISIN:  CNE000000T59
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to grant a specified decision making              Mgmt          For                            For
       authority as External Investment to the Board

2.     Amend the Company's Articles of Association               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 YANTAI CHANGYU PIONEER WINE CO LTD                                                          Agenda Number:  701896891
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9739T108
    Meeting Type:  AGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  CNE000000T59
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2008 working report of the Board              Mgmt          For                            For
       of Directors

2.     Approve the 2008 working report of the Supervisory        Mgmt          For                            For
       Committee

3.     Approve the 2008 annual report                            Mgmt          For                            For

4.     Approve the 2008 financial resolution report              Mgmt          For                            For

5.     Approve the 2008 Profit Distribution Plan: 1]             Mgmt          For                            For
       cash dividend/10 shares [Tax included]: CNY
       12.0000; 2] bonus issue from profit [share/10
       shares]: none; 3] bonus issue from capital
       reserves [share/10 shares] : none

6.     Amend the Company's Articles of Association               Mgmt          For                            For

7.     Re-appoint the Company's Audit firm                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 YANZHOU COAL MNG CO LTD                                                                     Agenda Number:  701762153
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y97417102
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2008
          Ticker:
            ISIN:  CNE1000004Q8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTIONS
       1 TO 7. THANK YOU.

1.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Materials Supply Agreement between
       the Company and Yankuang Group Corporation
       Limited [the 'Parent Company'], as specified,
       and the continuing connected transactions contemplated
       thereunder together with the associated Proposed
       Annual Caps in respect of such transactions
       for each of the FY ending 31 DEC 2009 to 2011,
       details of which are more particularly described
       in the circular of the Company dated 07 NOV
       2008 [the 'Circular'] [Capitalized terms used
       in this notice shall have the same meanings
       as defined in the Circular unless otherwise
       expressly defined herein], and authorize the
       Directors of the Company to do all such acts
       and things and to sign all documents and to
       take any steps which in their absolute discretion
       considered to be necessary, desirable or expedient
       for the purpose of implementing and/or giving
       effect to and the transactions contemplated
       under the Provision of Materials Supply Agreement

2.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Labour and Services Supply Agreement
       between the Company and the Parent Company,
       as specified, and the continuing connected
       transactions contemplated thereunder together
       with the associated Proposed Annual Caps in
       respect of such transactions for each of the
       FY ending 31 DEC 2009 to 2011, details of which
       are more particularly described in the Circular;
       authorize the Directors of the Company to do
       all such acts and things and to sign all documents
       and to take any steps which in their absolute
       discretion considered to be necessary, desirable
       or expedient for the purpose of implementing
       and/or giving effect to and the transactions
       contemplated under the Provision of Labour
       and Services Supply Agreement

3.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Insurance Fund Administrative
       Services Agreement between the Company and
       the Parent Company, as specified, and the continuing
       connected transactions contemplated thereunder
       together with the associated annual estimates
       in respect of such transactions for each of
       the FY ending 31 DEC 2009 to 2011, details
       of which are more particularly described in
       the Circular, and authorize the Directors of
       the Company to do all such acts and things
       and to sign all documents and to take any steps
       which in their absolute discretion considered
       to be necessary, desirable or expedient for
       the purpose of implementing and/or giving effect
       to and the transactions contemplated under
       the Provision of Insurance Fund Administrative
       Services Agreement

4.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Coal Products and Materials Agreement
       between the Company and the Parent Company,
       as specified, and the continuing connected
       transactions contemplated thereunder together
       with the associated Proposed Annual Caps in
       respect of such transactions for each of the
       FY ending 31 DEC 2009 to 2011, details of which
       are more particularly described in the Circular;
       authorize the Directors of the Company to do
       all such acts and things and to sign all documents
       and to take any steps which in their absolute
       discretion considered to be necessary, desirable
       or expedient for the purpose of implementing
       and/or giving effect to and the transactions
       contemplated under the Provision of Coal Products
       and Materials Agreement

5.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Electricity and Heat Agreement
       between the Company and the Parent Company,
       as specified, and the continuing connected
       transactions contemplated thereunder together
       with the associated Proposed Annual Caps in
       respect of such transactions for each of the
       FY ending 31 DEC 2008 to 2011, details of which
       are more particularly described in the Circular;
       and authorize the Directors of the Company
       to do all such acts and things and to sign
       all documents and to take any steps which in
       their absolute discretion considered to be
       necessary, desirable or expedient for the purpose
       of implementing and/or giving effect to and
       the transactions contemplated under the Provision
       of Electricity and Heat Agreement

6.     Approve and ratify the terms of the Acquisition           Mgmt          For                            For
       Agreement entered into between the Company
       and the Controlling Shareholders for the Acquisition,
       as specified, and all the transactions contemplated
       therein; and the execution of the Acquisition
       Agreement by the Directors of the Company and
       authorize the Directors of the Company [or
       any one of them] to do all such acts and things,
       to sign and execute all such further documents
       and to take such steps as the Directors of
       the Company (or any one of them) may in their
       absolute discretion consider necessary, appropriate,
       desirable or expedient to give effect to or
       in connection with the Acquisition Agreements
       or any of the transactions contemplated thereunder
       and all other matters incidental thereto; for
       the purpose of this resolution: 'Acquisition'
       means the acquisition of the 74% equity interest
       in Shandong Hua Ju Energy Company Limited by
       the Company from the Controlling Shareholder
       pursuant to the Acquisition Agreement; 'Acquisition
       Agreement' means the conditional agreement
       dated 24 OCT 2008 entered into between the
       Company and the Controlling Shareholder for
       the Acquisition; 'Controlling Shareholder'
       means , Yankuang Group Corporation Limited,
       a wholly State-owned corporation and a controlling
       shareholder of the Company holding approximately
       52.86% of the total issued share capital of
       the Company

S.7    Approve the resolution in relation to the amendments      Mgmt          For                            For
       to the Articles 63, 64, 66, 166, 171, 202,
       218 and 219 of the Articles of Association
       of the Company and authorize the Board to do
       all such things as necessary in connection
       with such amendments as specified




--------------------------------------------------------------------------------------------------------------------------
 YANZHOU COAL MNG CO LTD                                                                     Agenda Number:  701777508
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y97417102
    Meeting Type:  CLS
    Meeting Date:  23-Jan-2009
          Ticker:
            ISIN:  CNE1000004Q8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR RESOLUTION
       NUMBER 1. THANK YOU.

S.1    Approve, subject to the relevant period [as               Mgmt          For                            For
       specified] during which the Board may exercise
       the power of the Company to repurchase the
       issued H Shares of the Company on the Hong
       Kong Stock Exchange, subject to and in accordance
       with all applicable laws, rules and regulations
       and/or requirements of the governmental or
       regulatory body of securities in the PRC, the
       Hong Kong Stock Exchange or of any other governmental
       or regulatory body; the aggregate nominal value
       of H Shares of the Company authorized to be
       repurchased subject to the approval in paragraph
       (a) above during the relevant period shall
       not exceed 10% of the aggregate nominal value
       of the issued H Shares of the Company as at
       the date of the passing of this resolution;
       as the shareholders of the Company has given
       by way of a special resolution at the AGM held
       on 27 JUN 2008, such approval shall be conditional
       upon the passing of a special resolution in
       the same terms as the resolution as specified
       in this paragraph [except for this sub-paragraph
       (c)(i)] at the class meeting for holders of
       Domestic Shares of the Company to be held on
       Friday, 16 JAN 2009 [or on such adjourned date
       as may be applicable]; the approvals of the
       relevant PRC regulatory authorities as may
       be required by laws, rules and regulations
       of the PRC being obtained by the Company if
       appropriate; and the Company not being required
       by any of its creditors to repay or to provide
       guarantee in respect of any amount due to any
       of them [or if the Company is so required by
       any of its creditors, the Company having, in
       its absolute discretion, repaid or provided
       guarantee in respect of such amount] pursuant
       to the notification procedure as specified
       in Article 30 of the Articles of Association
       of the Company; authorize the Board of all
       relevant PRC regulatory authorities for the
       repurchase of such H Shares being granted,
       Amend the Articles of Association of the Company
       as it thinks fit so as to reduce the registered
       share capital of the Company and to reflect
       the new capital structure of the Company upon
       the repurchase of H Shares of the Company as
       contemplated and for the purpose of this special
       resolution, [Authority expires the earlier
       of: the conclusion of the next AGM or 12 months]

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 YANZHOU COAL MNG CO LTD                                                                     Agenda Number:  701924462
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y97417102
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  CNE1000004Q8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the working report of the Board of Directors      Mgmt          For                            For
       of the Company [the 'Board'] for the YE 31
       DEC 2008

2.     Approve the working report of the Supervisory             Mgmt          For                            For
       Committee of the Company for the YE 31 DEC
       2008

3.     Approve the audited financial statements of               Mgmt          For                            For
       the Company and the group as at and for the
       YE 31 DEC 2008

4.     Approve the proposed Profit Distribution Plan             Mgmt          For                            For
       of the Company for the YE 31 DEC 2008, and
       authorize the Board to distribute an aggregate
       cash dividends of RMB 1,967.36 million [tax
       inclusive], equivalent to RMB 0.40 [tax inclusive]
       per share to the shareholders of the Company

5.     Approve to determine the remuneration of the              Mgmt          For                            For
       Directors and Supervisors of the Company for
       the YE 31 DEC 2009

6.     Re-appoint Grant Thornton and Shine Wing Certified        Mgmt          For                            For
       Public Accountants Ltd as the Company's international
       and PRC Auditors, respectively, until the conclusion
       of the next AGM, and to determine their remuneration
       arrangements

7.     Approve to renew liability insurance for Directors,       Mgmt          For                            For
       Supervisors and senior officers of the Company

8.     Approve the proposal regarding the use of electronic      Mgmt          For                            For
       means to provide Corporate Communications to
       holders of H shares of the Company

S.9    Amend the Article 2, Article 30, Article 85,              Mgmt          For                            For
       Article 86, Article 87, Article 145, Article
       238, Article 239, Article 247, Article 249,
       Article 271, Article 286 and Article 295 of
       the Articles of Association of the Company,
       and authorize any one of the Directors to make
       further adjustments at his discretion with
       reference to requirements of the relevant authorities,
       seek approval and make the relevant filing
       with the relevant authorities at the appropriate
       time; as specified

S.10   Approve the Board granted an unconditional general        Mgmt          For                            For
       mandate to issue, allot and deal with additional
       H Shares in the share capital of the Company
       and to make or grant offers, agreements and
       options in respect thereof, subject to the
       following terms: 1) such mandate shall not
       extend beyond the Relevant Period save that
       the Board may during the Relevant Period make
       or grant offers, agreements or options which
       might require the exercise of such powers after
       the end of the Relevant Period; 2) the number
       of shares allotted or agreed conditionally
       or unconditionally to be allotted [whether
       pursuant to an option or otherwise] by the
       Board shall not exceed 20% of the number of
       H Shares in issue as at the date of the this
       resolution; 3) Board will only exercise its
       power under such mandate in accordance with
       the Company Law of the PRC and the Rules Governing
       the Listing of Securities on The Stock Exchange
       of Hong Kong Limited [as amended from time
       to time] and only if all necessary approvals
       from the China Securities Regulatory Commission
       and/or other relevant PRC government authorities
       are obtained; for the purpose of the resolution;
       [Authority expires the earlier of the conclusion
       of the next AGM or 12 months] authorize the
       Board of Directors, to issue shares pursuant
       to paragraph (a) of this resolution, execute
       and do or procure to be executed and done,
       all such documents, deeds and things as it
       may consider relevant in connection with the
       issue of such new shares including, but not
       limited to, determining the time and place
       of issue, making all necessary applications
       to the relevant authorities and entering into
       an underwriting agreement [or any other agreement],
       to determine the use of proceeds and to make
       all necessary filings and registrations with
       the relevant PRC, Hong Kong and other authorities,
       and to make such amendments to the articles
       of association of the Company as it thinks
       fit so as to reflect the increase in registered
       capital of the Company and to reflect the new
       share capital structure of the Company under
       the intended allotment and issue of the shares
       of the Company pursuant to the resolution under
       paragraph (a) of this resolution

S.11   Authorize the Board of the Company to repurchase          Mgmt          For                            For
       the issued H Shares of the Company on the Hong
       Kong Stock Exchange, subject to and in accordance
       with all applicable laws, rules and regulations
       and/or requirements of the governmental or
       regulatory body of securities in the PRC, the
       Hong Kong Stock Exchange or of any other governmental
       or regulatory body; the aggregate amount of
       H Shares of the Company authorized to be repurchased
       subject to the approval in paragraph (a) above
       during the Relevant Period shall not exceed
       10% of the total amount of existing issued
       H Shares of the Company as at the date of the
       passing of this resolution; the passing of
       a special resolution with the same terms as
       the resolution set out in this paragraph [except
       for this sub-paragraph (c)(i)] at a class meeting
       for the holders of Domestic Shares of the Company
       to be held on 26 JUN 2009 [or on such adjourned
       date as may be applicable]; and the class meeting
       for the holders of H Shares to be held on 26
       JUN 2009 [or on such adjourned date as may
       be applicable] for such purpose; the approval
       of the relevant PRC regulatory authorities
       as may be required by laws, rules and regulations
       of the PRC being obtained by the Company if
       appropriate; and the Company not being required
       by any of its creditors to repay or to provide
       guarantee in respect of any amount due to any
       of them [or if the Company is so required by
       any of its creditors, the Company having, in
       its absolute discretion, repaid or provided
       guarantee in respect of such amount] authorize
       the Board, pursuant to the notification procedure
       set out in Article 30 of the Articles of Association
       of the Company; subject to the approval of
       all relevant PRC regulatory authorities for
       the repurchase of such H Shares being granted,
       (i) amend the Articles of Association of the
       Company as it thinks fit so as to reduce the
       registered share capital of the Company and
       to reflect the new capital structure of the
       Company upon the repurchase of H shares of
       the Company as contemplated in paragraph (a)
       above; and (ii) file the amended articles of
       association of the Company with the relevant
       governmental authorities of the PRC; [Authority
       expires the earlier of: the conclusion of the
       next AGM or 12 months]




--------------------------------------------------------------------------------------------------------------------------
 YANZHOU COAL MNG CO LTD                                                                     Agenda Number:  701927002
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y97417102
    Meeting Type:  CLS
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  CNE1000004Q8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Company, subject to this resolution,        Mgmt          For                            For
       to repurchase the issued H Shares of the Company
       on the Hong Kong Stock Exchange, subject to
       and in accordance with all applicable laws,
       rules and regulations and/or requirements of
       the governmental or regulatory body of securities
       in the PRC, the Hong Kong Stock Exchange or
       of any other governmental or regulatory body,
       the aggregate amount of H Shares of the Company
       to be repurchased subject to this resolution,
       during the relevant period shall not exceed
       10% of the total amount of existing issued
       H Shares of the Company as at the date of the
       passing of this resolution; approve that conditional
       upon: (i) the passing of a special resolution
       in the same terms as the resolution as specified
       at the AGM of the Company to be held on 26
       JUN 2009 [or on such adjourned date as may
       be applicable]; and the class meeting for holders
       of Domestic Shares to be held on 26 JUN 2009
       [or on such adjourned date as may be applicable];
       (ii) the approval of the relevant PRC regulatory
       authorities as may be required by laws, rules
       and regulations of the PRC being obtained by
       the Company if appropriate; and (iii) the Company
       not being required by any of its creditors
       to repay or to provide guarantee in respect
       of any amount due to any of them [or if the
       Company is so required by any of its creditors,
       the Company having, in its absolute discretion,
       repaid or provided guarantee in respect of
       such amount] pursuant to the notification procedure
       set out in Article 30 of the Articles of Association
       of the Company; authorize the Board, subject
       to the approval of all relevant PRC regulatory
       authorities for the repurchase of such H Shares
       being granted, to: i) amend the Articles of
       Association of the Company as it thinks fit
       so as to reduce the registered share capital
       of the Company and to reflect the new capital
       structure of the Company upon the repurchase
       of H Shares of the Company as specified; and
       ii) file the amended Articles of Association
       of the Company with the relevant governmental
       authorities of the PRC; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of a 12-month
       period following the passing of this special
       resolution]




--------------------------------------------------------------------------------------------------------------------------
 YAPI VE KREDI BANKASI A S                                                                   Agenda Number:  701852926
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9869G101
    Meeting Type:  AGM
    Meeting Date:  03-Apr-2009
          Ticker:
            ISIN:  TRAYKBNK91N6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Presidential Board                  Mgmt          No Action

2.     Receive the activities and accounts of 2008,              Mgmt          No Action
       the reading and deliberation of the Board of
       Directors and Auditors reports, the brief Independent
       Auditing report by the Independent Auditing
       Company, namely Basaran Nas Bagimsiz Denetim
       Ve Serbest Muhasebeci Mali Musavirlik A.S,
       the acceptance, acceptance through modification
       or rejection of the recommendation by the Board
       of Directors concerning the balance sheet and
       income table for 2008

3.     Approve the assignment made for the empty seat            Mgmt          No Action
       in Board Membership by the Board Members for
       approval according to the Turkish Commercial
       Code 315

4.     Approve the Members of the Board of Directors             Mgmt          No Action
       and the Auditors for the Company's activities
       in 2008

5.     Re-elect or replacement of the Board Members              Mgmt          No Action
       whose term has expired, decision on the their
       duty period

6.     Re-elect or replacement of the Auditors whose             Mgmt          No Action
       term has expired, decision on the their duty
       period

7.     Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Chairman, Board Members and Auditors

8.     Approve the acceptance, acceptance through modification   Mgmt          No Action
       or rejection of the recommendation by the Board
       of Directors concerning the distribution of
       the profit of 2008

9.     Approve the profit distribution policy for year           Mgmt          No Action
       2009 and ongoing years

10.    Approve the information of the general assembly           Mgmt          No Action
       about the information policy of the bank regarding
       the Corporate Governance principles

11.    Approve the donations and contributions to foundations    Mgmt          No Action
       and organizations which are exempt from Tax
       in purpose of welfare grant

12.    Elect the Independent Auditing firm by the Board          Mgmt          No Action
       of Directors according to the rules of capital
       markets Board

13.    Amend the Company Articles 4,5,6,7,8,9,12,13,15,17,18,21,25,26,30,Mgmt          No Action
       31,36,39,41,42,48,50,51,56,57,58,61,64,66,
       68,78,79,82,88, temporary Article 1 and decision
       on revoking Articles of Association 10,11 and
       65 according to the acceptance of registered
       capital system, according to the dematerialization
       principles of central registry agency and according
       to the conversion from try to TL after the
       necessary permissions have been taken from
       banking regulation and supervision agency,
       capital markets Board and Ministry of industry
       and trade

14.    Grant authoirty for the Board Members according           Mgmt          No Action
       to the Articles 334 and 335 of the Turkish
       Commercial Code

15.    Approve to delegate the authority to Chairmanship         Mgmt          No Action
       to sign the minutes of the meeting

16.    Wishes                                                    Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 YAZICILAR HOLDINGS A.S.                                                                     Agenda Number:  701906426
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9879B100
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2009
          Ticker:
            ISIN:  TRAYAZIC91Q6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and elect the Chairmanship                        Mgmt          No Action

2.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the assembly

3.     Approve the Board of Directors activity report,           Mgmt          No Action
       the Auditors report as well as of the Independent
       Auditing Company's report

4.     Approve and ratify the consolidated balance               Mgmt          No Action
       sheet and income statement of year 2008 prepared
       in accordance with the capital market legislation
       and the distribution of profit

5.     Grant discharge of the Board Members and the              Mgmt          No Action
       Auditors

6.     Elect the Auditors and approve to determine               Mgmt          No Action
       the number of the Auditors and their term in
       office and on the remuneration for the Members
       of the Board of Directors and the Auditors

7.     Elect the Independent Auditing Company suggested          Mgmt          No Action
       by the Board of Directors in accordance with
       the prior approval of the Auditing Committee

8.     Approve to give information about the donations           Mgmt          No Action
       granted across the year

9.     Authorize the Members of the  Board of Directors          Mgmt          No Action
       in accordance with the Articles 334 and 335
       of the Turkish Trade Code




--------------------------------------------------------------------------------------------------------------------------
 YIZHENG CHEM FIBRE LTD                                                                      Agenda Number:  701915982
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9841W106
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2009
          Ticker:
            ISIN:  CNE1000004D6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and approve the report of the Board               Mgmt          For                            For
       of Directors of the Company for the year 2008

2.     Receive and approve the report of the Supervisory         Mgmt          For                            For
       Committee of the Company for the year 2008

3.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the report of the Auditors of the Company
       for the year 2008

4.     Receive and approve the Scheme of profit distribution     Mgmt          For                            For
       of the Company for the year 2008 and proposed
       scheme of surplus reserve making up previous
       years' losses

5.     Re-appoint KPMG Huazhen and KPMG as the Domestic          Mgmt          For                            For
       and International Auditors of the Company for
       the year 2009 and authorize the Directors to
       fix their remuneration

6.     Receive and approve the resolution on revising            Mgmt          For                            For
       remuneration of the Company's Independent Directors
       and Independent Supervisors, and drawing up
       "Payment of the remuneration of independent
       Directors"

7.1    Receive and approve the ongoing connected transactions    Mgmt          For                            For
       under the Product Supply Framework Agreement
       and the Comprehensive Service Framework Agreement
       for the year 2009 by the Independent Shareholders

7.2    Receive and approve the ongoing connected transactions    Mgmt          For                            For
       under the Financial Services Agreement for
       the year 2009 by the Independent Shareholders

S.8    Amend the Articles of Association of the Company          Mgmt          For                            For

S.9    Approve the proposed amendments to Rules and              Mgmt          For                            For
       procedures for Shareholders' General Meetings
       of the Company

S.10   Authorize the Company secretary of the Company            Mgmt          For                            For
       to, on behalf of the Company, deal with all
       applications, approval, registrations and filing
       relevant to the proposed amendments to the
       Articles of Association and Rules and procedures
       for Shareholders' General Meetings

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE AND CUT-OFF DATE.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 YTL CORP BHD                                                                                Agenda Number:  701762951
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y98610101
    Meeting Type:  AGM
    Meeting Date:  02-Dec-2008
          Ticker:
            ISIN:  MYL4677OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 30 JUN 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Approve to sanction the declaration of a final            Mgmt          For                            For
       dividend of 5% gross less Malaysian Income
       Tax in respect of the FYE 30 JUN 2008

3.     Re-elect Mr. Dato' Yeoh Soo Min as a Director,            Mgmt          For                            For
       who retire pursuant to Article 84 of the Company's
       Articles of Association

4.     Re-elect Mr. Dato' Yeoh Seok Hong as a Director,          Mgmt          For                            For
       who retire pursuant to Article 84 of the Company's
       Articles of Association

5.     Re-elect Mr. Syed Abdullah Bin Syed Abd. Kadir            Mgmt          For                            For
       as a Director, who retire pursuant to Article
       84 of the Company's Articles of Association

6.     Re-appoint Tan Sri Dato' Seri (Dr) Yeoh Tiong             Mgmt          For                            For
       Lay, retiring pursuant to Section 129(6) of
       the Companies Act, 1965, as a Director of the
       Company to hold office until the next AGM

7.     Re-appoint Dato' (Dr) Yahya Bin Ismail, retiring          Mgmt          For                            For
       pursuant to Section 129(6) of the Companies
       Act, 1965, as a Director of the Company to
       hold office until the next AGM

8.     Re-appoint Mr. Mej Jen Dato' Haron Bin Mohd               Mgmt          For                            For
       Taib (B), retiring pursuant to Section 129(6)
       of the Companies Act, 1965, as a Director of
       the Company to hold office until the next AGM

9.     Re-appoint Mr. Eu Peng Meng @ Leslie Eu, retiring         Mgmt          For                            For
       pursuant to Section 129(6) of the Companies
       Act 1965, as a Director of the Company to hold
       office until the next AGM

10.    Approve the payment of Directors' fees amounting          Mgmt          For                            For
       to MYR 280,000 for the FYE 30 JUN 2008

11.    Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

12.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to allot and
       issue shares in the Company at any time until
       the conclusion of the next AGM and upon such
       terms and conditions and for such purposes
       as the Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued and paid-up share capital of
       the Company for the time being and that the
       Directors be and are also empowered to obtain
       the approval for the listing of and quotation
       for the additional shares so issued on Bursa
       Malaysia Securities Berhad

13.    Authorize the Company, subject to the Company's           Mgmt          For                            For
       compliance with all applicable rules, regulations,
       orders and guidelines made pursuant to the
       Companies Act, 1965, the provisions of the
       Company's Memorandum and Articles of Association
       and the Listing Requirements of Bursa Malaysia
       Securities Berhad ['Bursa Securities'] and
       the approvals of all relevant authorities,
       to the fullest extent permitted by law, to
       buy-back and/or hold from time to time and
       at any time such amount of ordinary shares
       of MYR 0.50 each in the Company as may be determined
       by the Directors of the Company from time to
       time through Bursa Securities upon such terms
       and conditions as the Directors may deem fit
       and expedient in the interests of the Company
       ['the Proposed Share Buy-Back'] provided that:
       i) the maximum number of shares which may be
       purchased and/or held by the Company at any
       point of time pursuant to the Proposed Share
       Buy-Back shall not exceed 10% of the total
       issued and paid-up share capital of the Company
       for the time being quoted on Bursa Securities
       provided always that in the event that the
       Company ceases to hold all or any part of such
       shares as a result of, amongst others, cancellation
       of shares, sale of shares on the market of
       Bursa Securities or distribution of treasury
       shares to shareholders as dividend in respect
       of shares bought back under the previous shareholders'
       mandate for share buy-back which was obtained
       at the AGM held on 07 DEC 2007, the Company
       shall be entitled to further purchase and/or
       hold such additional number of shares as shall
       [in aggregate with the shares then still held
       by the Company] not exceed 10% of the total
       issued and paid-up share capital of the Company
       for the time being quoted on Bursa Securities;
       ii) the maximum amount of funds to be allocated
       by the Company pursuant to the Proposed Share
       Buy-Back shall not exceed the sum of Retained
       Profits and the Share Premium Account of the
       Company based on its latest audited financial
       statements available up to the date of a transaction
       pursuant to the Proposed Share Buy-Back, as
       at 30 JUN 2008, the audited Retained Profits
       and Share Premium Account of the Company were
       MYR 2,576,173,000.00 and MYR 513,721,000.00
       respectively; and iii) the shares purchased
       by the Company pursuant to the Proposed Share
       Buy-Back may be dealt with by the Directors
       in all or any of the following manner: a) the
       shares so purchased may be cancelled and/or
       b) the shares so purchased may be retained
       in treasury for distribution as dividend to
       the shareholders and/or resold on the market
       of Bursa Securities and/or subsequently cancelled;
       and/or c) part of the shares so purchased may
       be retained as treasury shares with the remainder
       being cancelled; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiry of the period within which the
       next AGM is required by Law to be held]; and
       authorize the Directors of the Company to take
       all steps as are necessary or expedient to
       implement or to give effect to the Proposed
       Share Buy-Back with full powers to amend and/or
       assent to any conditions, modifications, variations
       or amendments [if any] as may be imposed by
       the relevant governmental/regulatory authorities
       from time to time and with full power to do
       all such acts and things thereafter in accordance
       with the Companies Act, 1965, the provisions
       of the Company's Memorandum and Articles of
       Association and the Listing Requirements of
       Bursa Securities and all other relevant governmental/regulatory authorities

14.    Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       to enter into recurrent related party transactions
       from time to time with Related parties who
       may be a Director, a major shareholder of the
       Company and/or its subsidiaries or a person
       connected with such a Director or a major shareholder,
       as specified in Section 2.1.2 as specified
       subject to the following: i) the transactions
       are of a revenue or trading in nature which
       are necessary for the day-to-day operations
       of the Company and/or its subsidiaries and
       are transacted on terms consistent or comparable
       with market or normal trade practices and/or
       based on normal commercial terms and on terms
       not more favorable to the related parties than
       those generally available to the public and
       are not to the detriment of the minority shareholders;
       and ii) disclosure is made in the annual report
       of the aggregate value of transactions conducted
       during the FY pursuant to the shareholders'
       mandate in accordance with the Listing Requirements
       of Bursa Malaysia Securities Berhad; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiry of the
       period within which the next AGM is required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965 [the Act] [but shall not
       extend to such extension as may be allowed
       pursuant to Section 143(2) of the Act]; and
       authorize the Directors of the Company to complete
       and do such acts and things as they may consider
       expedient or necessary to give full effect
       to the shareholders' mandate




--------------------------------------------------------------------------------------------------------------------------
 YTL CORP BHD                                                                                Agenda Number:  701795075
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y98610101
    Meeting Type:  EGM
    Meeting Date:  22-Jan-2009
          Ticker:
            ISIN:  MYL4677OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Ratify the acquisitions by, Starhill Global               Mgmt          For                            For
       REIT Investments Limited [SGRIL], an indirect
       wholly-owned subsidiary of the Company, of
       247,101,000 units in Starhill Global Real Estate
       Investment Trust [formerly known as Macquarie
       Prime Real Estate Investment Trust] for a cash
       consideration of Singapore Dollars [SGD] 202,622,820
       on the terms and the conditions as specified,
       made between Macquarie Real Estate Singapore
       Pte Limited [MRES], Macquarie Bank Limited
       [MBL] and the Company, and subsequently novated
       to SGRIL via a novation agreement dated 24
       DEC 2008 between MRES, MBL, the Company and
       SGRIL [Acquisition of Starhill Global REIT];
       and Starhill Global REIT Management Limited
       [SGRML], an indirect wholly-owned subsidiary
       of the Company, of 1,500,000 ordinary shares,
       1 Class A redeemable preference share and 1
       Class B redeemable preference share in YTL
       Pacific Star REIT Management Holdings Pte Ltd
       [formerly known as Prime REIT Management Holdings
       Pte Ltd] for a cash consideration of SGD 62,000,000
       on the terms and the conditions as specified,
       made between MBL and the Company and subsequently
       novated to SGRML via a novation agreement dated
       24 DEC 2008 between MBL, the Company and SGRML
       [Acquisition of YPSRMH]; collectively referred
       to as the Acquisitions, which were completed
       on 31 DEC 2008; and any agreements entered
       into by the Company, SGRIL, SGRML or any nominated
       subsidiary of the Company in connection or
       pursuant to the Acquisitions, including without
       limitation the Services Agreement dated 28
       OCT 2008, made between MBL and the Company
       and subsequently novated to SGRML via novation
       agreement dated 24 DEC 2008 between MBL, the
       Company and SGRML, where MBL has agreed to
       provide SGRML certain services which include
       advice and strategic recommendations relating
       to the ongoing management of a global REIT
       platform from the period beginning 28 OCT 2008
       until the completion of the Acquisitions for
       a service fee of SGD 20,000,000; and authorize
       the Board of Directors of the Company to complete
       and give effect to the Acquisitions and to
       do all acts and things for and on behalf of
       the Company as the Directors may consider necessary
       or expedient with full power to amend and/or
       assent to any conditions, modification, variations
       and/or amendments [if any] as may be imposed
       by the relevant government/authorities or as
       may be deemed necessary by the Directors in
       the best interest of the Company and to take
       all steps and enter into and execute all commitments,
       transactions, arrangements, deeds, agreements,
       undertakings, indemnities, transfers, assignments
       and guarantees as the Directors may deem fit,
       necessary, expedient and/or appropriate in
       order to finalize, give full effect to and
       complete the Acquisitions AND approve that
       any and all actions of the Company, or of any
       Director or officer, taken in connection with
       the actions contemplated by the foregoing resolutions
       prior to the execution hereof in all respects
       as fully as if such action[s] had been presented
       to for approval, and approved by, the shareholders
       of the Company prior to such action being taken




--------------------------------------------------------------------------------------------------------------------------
 YTL E-SOLUTIONS BHD                                                                         Agenda Number:  701763612
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y98615100
    Meeting Type:  AGM
    Meeting Date:  02-Dec-2008
          Ticker:
            ISIN:  MYQ0009OO009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 30 JUN 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Declare a first and final dividend of 3% gross            Mgmt          For                            For
       less Malaysian Income Tax in respect of the
       FYE 30 JUN 2008

3.     Re-elect Tan Sri Dato' (Dr) Francis Yeoh Sock             Mgmt          For                            For
       Ping as a Director, who retire pursuant to
       the Article 83 of the Company's Articles of
       Association

4.     Re-elect Dato' Mark Yeoh Seok Kah as a Director,          Mgmt          For                            For
       who retire pursuant to the Article 83 of the
       Company's Articles of Association

5.     Re-elect Mr. Syed Abdullah Bin Syed Abd. Kadir            Mgmt          For                            For
       as a Director, who retire pursuant to the Article
       83 of the Company's Articles of Association

6.     Approve the payment of the Directors' fees amounting      Mgmt          For                            For
       to MYR 175,000 for the FYE 30 JUN 2008

7.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

8.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to allot and
       issue shares in the Company at any time until
       the conclusion of the next AGM and upon such
       terms and conditions and for such purposes
       as the Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued and paid-up share capital of
       the Company for the time being and to obtain
       the approval for the listing of and quotation
       for the additional shares so issued on Bursa
       Malaysia Securities Berhad

9.     Authorize the Company, subject to the Company's           Mgmt          For                            For
       compliance with all applicable rules, regulations,
       orders and guidelines made pursuant to the
       Companies Act, 1965, the provisions of the
       Company's Memorandum and Articles of Association
       and the Listing Requirements of Bursa Malaysia
       Securities Berhad ['Bursa Securities'] for
       the MESDAQ Market ['MMLR'] and the approvals
       of all relevant authorities, to the fullest
       extent permitted by Law, to buy-back and/or
       hold from time to time and at any time such
       amount of ordinary shares of MYR 0.10 each
       in the Company as may be determined by the
       Directors of the Company from time to time
       through Bursa Securities upon such terms and
       conditions as the Directors may deem fit and
       expedient in the interests of the Company [the
       Proposed Share Buy-Back] provided that: i)
       the maximum number of shares which may be purchased
       and/or held by the Company at any point of
       time pursuant to the Proposed Share Buy-Back
       shall not exceed 10% of the total issued and
       paid-up share capital of the Company for the
       time being quoted on Bursa Securities provided
       always that in the event that the Company ceases
       to hold all or any part of such shares as a
       result of, amongst others, cancellation of
       shares, sale of shares on the market of Bursa
       Securities or distribution of treasury shares
       to shareholders as dividend in respect of shares
       bought back under the previous shareholders'
       mandate for share buy-back which was obtained
       at the AGM held on 07 DEC 2007, the Company
       shall be entitled to further purchase and/or
       hold such additional number of shares as shall
       [in aggregate with the shares then still held
       by the Company] not exceed 10% of the total
       issued and paid-up share capital of the Company
       for the time being quoted on Bursa Securities;
       ii) the maximum amount of funds to be allocated
       by the Company pursuant to the proposed share
       buy-back shall not exceed the sum of retained
       profits and the share premium account of the
       Company based on its latest audited financial
       statements available up to the date of a transaction
       pursuant to the Proposed share buy-back, as
       at 30 JUN 2008, the audited retained profits
       and share premium account of the Company were
       MYR 6,358,150.00 and MYR 1,475,017.00 respectively;
       and iii) the shares purchased by the Company
       pursuant to the proposed share buy-back may
       be dealt with by the Directors in all or any
       of the following manner: a) the shares so purchased
       may be cancelled; and/or b) the shares so purchased
       may be retained in treasury for distribution
       as dividend to the shareholders and/or resold
       on the market of Bursa Securities and/or subsequently
       cancelled; and/or c) part of the shares so
       purchased may be retained as treasury shares
       with the remainder being cancelled;[Authority
       expires at the conclusion of the next AGM of
       the Company or the expiry of the period within
       which the next AGM is required by Law to be
       held]; and authorize the Directors of the Company,
       to take all steps as are necessary or expedient
       to implement or to give effect to the proposed
       share buy-back with full powers to amend and/or
       assent to any conditions, modifications, variations
       or amendments [if any] as may be imposed by
       the relevant governmental/regulatory authorities
       from time to time and with full power to do
       all such acts and things thereafter in accordance
       with the Companies Act, 1965, the provisions
       of the Company's Memorandum and Articles of
       Association and the MMLR and all other relevant
       governmental/regulatory authorities

10.    Authorize the Company and/or its subsidiaries,            Mgmt          For                            For
       to enter into recurrent related party transactions
       from time to time with Related Parties who
       may be a Director, a major shareholder of the
       Company and/or its subsidiaries or a person
       connected with such a Director or a major shareholder
       as specified, subject to the following: i)
       the transactions are of a revenue or trading
       in nature which are necessary for the day-
       to-day operations of the Company and/or its
       subsidiaries and are transacted on terms consistent
       or comparable with market or normal trade practices
       and/or based on normal commercial terms and
       on terms not more favorable to the Related
       Parties than those generally available to the
       public and are not to the detriment of the
       minority shareholders; and ii) disclosure is
       made in the annual report of the aggregate
       value of transactions conducted during the
       FY pursuant to the shareholders' mandate in
       accordance with the Listing Requirements of
       Bursa Malaysia Securities Berhad for the MESDAQ
       Market; [Authority expires at the conclusion
       of the next AGM of the Company or the expiry
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 [the 'Act'] [but
       shall not extend to such extension as may be
       allowed pursuant to Section 143(2) of the Act];
       and authorize the Directors of the Company,
       to complete and do such acts and things as
       they may consider expedient or necessary to
       give full effect to the shareholders' mandate




--------------------------------------------------------------------------------------------------------------------------
 YTL POWER INTERNATIONAL BHD                                                                 Agenda Number:  701762836
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9861K107
    Meeting Type:  AGM
    Meeting Date:  02-Dec-2008
          Ticker:
            ISIN:  MYL6742OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements for              Mgmt          For                            For
       the FYE 30 JUN 2008 together with the reports
       of the Directors and the Auditors thereon

2.     Declare a final tax exempt dividend of 7.5%               Mgmt          For                            For
       in respect of the FYE 30 JUN 2008

3.     Re-elect Dato Yeoh Seok Kian as a Director,               Mgmt          For                            For
       who retire pursuant to Article 84 of the Company's
       Articles of Association

4.     Re-elect Dato Michael Yeoh Sock Siong as a Director,      Mgmt          For                            For
       who retire pursuant to Article 84 of the Company's
       Articles of Association

5.     Re-elect Dato Mark Yeoh Seok Kah as a Director,           Mgmt          For                            For
       who retire pursuant to Article 84 of the Company's
       Articles of Association

6.     Re-appoint Tan Sri Dato' Seri [Dr] Yeoh Tiong             Mgmt          For                            For
       Lay as a Director of the Company, who retires
       pursuant to Section 129(6) of the Companies
       Act, 1965, to hold office until the next AGM

7.     Re-appoint Dato' [Dr] Yahya Bin Ismail as a               Mgmt          For                            For
       Director of the Company, who retires pursuant
       to Section 129(6) of the Companies Act, 1965,
       to hold office until the next AGM

8.     Re-appoint Mr. Mej Jen Dato' Haron Bin Mohd               Mgmt          For                            For
       Taib [B] as a Director of the Company, who
       retires pursuant to Section 129(6) of the Companies
       Act, 1965, to hold office until the next AGM

9.     Approve the payment of Directors' fees amounting          Mgmt          For                            For
       to MYR 375,000 for the FYE 30 JUN 2008

10.    Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

11.    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       132D of the Companies Act, 1965, to allot and
       issue shares in the Company at any time until
       the conclusion of the next AGM and upon such
       terms and conditions and for such purposes
       as the Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued and paid-up share capital of
       the Company for the time being; and to obtain
       the approval for the listing of and quotation
       for the additional shares so issued on Bursa
       Malaysia Securities Berhad

12.    Authorize the Company, subject to the Company's           Mgmt          For                            For
       compliance with all applicable rules, regulations,
       orders and guidelines made pursuant to the
       Companies Act, 1965, the provisions of the
       Company's Memorandum and Articles of Association
       and the Listing Requirements of Bursa Malaysia
       Securities Berhad [Bursa Securities] and approvals
       all the relevant authorities, to the fullest
       extent permitted By-Law, to buy-back and/or
       hold from time to time and at any time such
       amount of ordinary shares of MYR 0.50 each
       in the Company as may be determined by the
       Directors of the Company from time to time
       through Bursa Securities upon such terms and
       conditions as the Directors may deem fit and
       expedient in the interests of the Company [the
       Proposed Share Buy-Back] provided that: i)
       the maximum number of shares which may be purchased
       and/or held by the Company at any point of
       time pursuant to the Proposed Share Buy-Back
       shall not exceed 10% of the total issued and
       paid-up share capital of the Company for the
       time being quoted on Bursa Securities provided
       always that in the event that the Company ceases
       to hold all or any part of such shares as a
       result of, amongst others, cancellation of
       shares, sale of shares on the market of Bursa
       Securities or distribution of treasury shares
       to shareholders as dividend in respect of shares
       bought back under the previous shareholders'
       mandate for share buy-back which was obtained
       at the AGM held on 07 DEC 2007, the Company
       shall be entitled to further purchase and/or
       hold such additional number of shares as shall
       [in aggregate with the shares then still held
       by the Company] not exceed 10% of the total
       issued and paid-up share capital of the Company
       for the time being quoted on Bursa Securities;
       ii) the maximum amount of funds to be allocated
       by the Company pursuant to the Proposed Share
       Buy-Back shall not exceed the sum of Retained
       Profits and the Share Premium Account of the
       Company based on its latest audited financial
       statements available up to the date of a transaction
       pursuant to the Proposed Share Buy-Back, as
       at 30 JUN 2008 the audited Retained Profits
       and Share Premium Account of the Company were
       MYR 2,504,097,583.70 and MYR 1,699,218,847.16
       respectively; and iii) the shares purchased
       by the Company pursuant to the Proposed Share
       Buy-Back may be dealt with by the Directors
       in all or any of: a) the shares so purchased
       may be cancelled; and/or b) the shares so purchased
       may be retained in treasury for distribution
       as dividend to the shareholders and/or resold
       on the market of Bursa Securities and/or subsequently
       cancelled; and/or c) part of the shares so
       purchased may be retained as treasury shares
       with the remainder being cancelled; [Authority
       expires at the conclusion of the next AGM of
       the Company or at the expiry of the period
       within which the next AGM is required By-Law
       to be held]; and authorize the Directors of
       the Company to take all steps as are necessary
       or expedient to implement or to give effect
       to the Proposed Share Buy-Back with full powers
       to amend and/or assent to any conditions, modifications,
       variations or amendments [if any] as may be
       imposed by the relevant governmental/regulatory
       authorities from time to time and with full
       power to do all such acts and things thereafter
       in accordance with the Companies Act, 1965,
       the provisions of the Company's Memorandum
       and Articles of Association and the Listing
       Requirements of Bursa Securities and all other
       relevant governmental/regulatory authorities

13.    Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       to enter into recurrent related party transactions
       from time to time with related parties who
       may be a Director, a major shareholder of the
       Company and/or its subsidiaries or a person
       connected with such a Director or a major shareholder,
       as specified, subject to: i) the transactions
       are of a revenue or trading in nature which
       are necessary for the day-to-day operations
       of the Company and/or its subsidiaries and
       are transacted on terms consistent or comparable
       with market or normal trade practices and/or
       based on normal commercial terms and on terms
       not more favourable to the related parties
       than those generally available to the public
       and are not to the detriment of the minority
       shareholders; and ii) disclosure is made in
       the annual report of the aggregate value of
       transactions conducted during the FY pursuant
       to the shareholders' mandate in accordance
       with the Listing Requirements of Bursa Malaysia
       Securities Berhad; [Authority expires at the
       conclusion of the next AGM of the Company or
       the expiry of the period within which the next
       AGM is required to be held pursuant to Section
       143(1) of the Companies Act, 1965 [the Act]
       (but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Act); and authorize the Directors of the
       Company to complete and do such acts and things
       as they may consider expedient or necessary
       to give full effect to the shareholders' mandate




--------------------------------------------------------------------------------------------------------------------------
 YTL POWER INTERNATIONAL BHD                                                                 Agenda Number:  701809444
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9861K107
    Meeting Type:  EGM
    Meeting Date:  26-Feb-2009
          Ticker:
            ISIN:  MYL6742OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the proposed acquisition [the Proposed            Mgmt          For                            For
       Acquisition] by Sabre Energy Industries Pte.
       Limited, a wholly-owned subsidiary of YTL Power,
       of 884,971,148 Ordinary Shares constituting
       the entire issued and fully paid-up share capital
       of PowerSeraya Limited on the terms and subject
       to the conditions contained in the Share Purchase
       Agreement dated 02 DEC 2008, made between (1)
       Temasek Holdings (Private) Limited, (2) Sabre
       Energy Industries Pte. Limited and (3) YTL
       Power [Share Purchase Agreement]; the said
       Share Purchase Agreement; and authorize the
       Board of Directors of YTL Power [Board] or
       any Director of the Board to complete and give
       effect to the Proposed Acquisition on such
       amended terms as the Board may approve and
       with full power (a) to assent to any conditions,
       variations, modifications and/or amendments
       as may be, at their discretion, so required;
       (b) to deal with all matters relating to the
       Share Purchase Agreement thereto; (c) to enter
       into all such agreements, arrangements, undertakings,
       indemnities, guarantees, transfers and/or assignments
       with any party or parties as may, at their
       discretion, be so required in connection with
       the Share Purchase Agreement; and (d) to take
       all steps and do all acts and things in any
       manner as the Board may deem necessary and
       expedient to give effect to the Proposed Acquisition;
       and ratify all previous actions taken by the
       Board [or any Director of the Board] in connection
       with the Proposed Acquisition




--------------------------------------------------------------------------------------------------------------------------
 YUANTA FINANCIAL HOLDING CO LTD                                                             Agenda Number:  701974986
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2652W109
    Meeting Type:  AGM
    Meeting Date:  26-Jun-2009
          Ticker:
            ISIN:  TW0002885001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of buyback treasury stock                      Non-Voting    No vote

A.4    The revision to the rules of transferring buyback         Non-Voting    No vote
       treasury stock to employees

A.5    The status of unsecured Corporate bonds                   Non-Voting    No vote

A.6    The publication of Financial Holding Company              Non-Voting    No vote
       Act

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 0.18 per share

B.3    Approve the proposal of profit distribution               Mgmt          For                            For
       from capital reserves

B.4    Extraordinary motions                                     Mgmt          Against                        Against

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 YUEN FOONG YU PAPER MANUFACTURING CO LTD                                                    Agenda Number:  701960711
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y98715108
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2009
          Ticker:
            ISIN:  TW0001907004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations and financial statements     Non-Voting    No vote

A.2    The 2008 audited reports                                  Non-Voting    No vote

A.3    The status of joint-venture in people's republic          Non-Voting    No vote
       of china

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the appropriation for offsetting deficit          Mgmt          For                            For
       of year 2008

B.3    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.4    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B51.1  Elect Shin-YI Investment Co.,LTD; ID NO.: 22419036;       Mgmt          For                            For
       Representative: Mr. S.C. Ho as a Director

B51.2  Elect Shin-YI Enterprise Co., LTD; ID NO.: 85192470;      Mgmt          For                            For
       Representative: Mr. Melody Chiu as a Director

B51.3  Elect Shin-YI Enterprise Co., LTD; ID NO.: 85192470;      Mgmt          For                            For
       Representative: Mr. C.Y. Peng as a Director

B51.4  Elect Shin-YI Enterprise Co., LTD; ID NO.: 85192470;      Mgmt          For                            For
       Representative: Mr. H.C. Chuang as a Director

B52.1  Elect Yuen Foong Paper Co., LTD; ID NO.: 38019423;        Mgmt          For                            For
       Representative: Mr. L.C. Hsiao as a Supervisor

B.6    Approve to release the prohibition on Directors           Mgmt          For                            For
       from participation in competitive business

B.7    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 YUHAN CORP, SEOUL                                                                           Agenda Number:  701814875
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9873D109
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2009
          Ticker:
            ISIN:  KR7000100008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting    No vote
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the 4 Executive Directors                           Mgmt          For                            For

4.     Elect the 1 Executive Auditor and 1 Non-Executive         Mgmt          For                            For
       Auditor

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For

6.     Approve the remuneration limit for the Auditors           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 YULON MOTOR CO LTD                                                                          Agenda Number:  701970697
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9870K106
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002201001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    To report the 2008 business operations                    Non-Voting    No vote

A.2    To report the 2008 audited reports                        Non-Voting    No vote

A.3    Other presentations                                       Non-Voting    No vote

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.08 per share

B.3    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans

B.6    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.7    Extraordinary motions                                     Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ZEE ENTERTAINMENT ENTERPRISES LIMITED                                                       Agenda Number:  701659255
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y98893152
    Meeting Type:  AGM
    Meeting Date:  23-Jul-2008
          Ticker:
            ISIN:  INE256A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            For
       sheet as at 31 MAR 2008, the profit & loss
       account of the Company for the FYE on that
       date and the reports of the Auditors and Directors
       thereon

2.     Declare a dividend on equity shares for the               Mgmt          For                            For
       FYE 31 MAR 2008

3.     Re-appoint Mr. Ashok Kurien as a Director, who            Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. Rajan Jetley as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Sir Gulam Noon as a Director, who              Mgmt          For                            For
       retires by rotation

6.     Appoint M/s. MGB & Co., Chartered Accountants,            Mgmt          For                            For
       Mumbai as the Auditors of the Company to hold
       such office from the conclusion of this meeting
       until the conclusion of the next AGM at a remuneration
       to be determined by the Board of Directors
       of the Company

7.     Appoint Prof. R. Vaidyanathan as a Director               Mgmt          For                            For
       of the Company whose period of office shall
       be liable to determination by retirement of
       Directors by rotation

S.8    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and other applicable provisions, if any,
       of the Companies Act, 1956 [including any amendment
       or re-enactment thereof], the Article 71 of
       the Articles of Association of the Company
       as specified




--------------------------------------------------------------------------------------------------------------------------
 ZEE NEWS LIMITED                                                                            Agenda Number:  701660474
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9886Z113
    Meeting Type:  AGM
    Meeting Date:  23-Jul-2008
          Ticker:
            ISIN:  INE966H01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account of the Company for the YE on 31 MAR
       2008 and the balance sheet as at that date
       together with the report of the Auditors and
       the Directors thereon

2.     Declare dividend on equity shares for the FYE             Mgmt          For                            For
       31 MAR 2008

3.     Re-appoint Mr. Subhash Chandra as a Director,             Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Naresh Kumar Bajaj as a Director,          Mgmt          For                            For
       who retires by rotation

5.     Appoint M/s. MGB & Co., Chartered Accountants,            Mgmt          For                            For
       Mumbai, as the Statutory Auditors of the Company
       to hold office from the conclusion of this
       meeting until the conclusion of the next AGM,
       at remuneration to be determined by the Board
       of Directors of the Company

6.     Appoint Mr. V.V. Ranganathan as a Director of             Mgmt          For                            For
       the Company, liable to retire by rotation

S.7    Approve, in accordance with the applicable provisions     Mgmt          For                            For
       of the Companies Act, 1956, the Securities
       Contracts [Regulation] Act, 1956, the Listing
       Agreement[s] with the Stock Exchange[s] and
       pursuant to the provisions of the Securities
       and Exchange Board of India [Delisting of Securities]
       Guidelines, 2003 or any amendment, reenactment
       or modification thereof and subject to such
       other approvals, permissions and sanctions
       as may be necessary, and such other conditions
       and modifications as may be prescribed or imposed
       by any authority while granting such approvals,
       permissions or sanctions, which may be agreed
       to by the Board of Directors of the Company
       [the Board] or any Committee / person[s] authorized
       by the Board, to delist the equity shares of
       the Company from the Calcutta Stock Exchange
       Association Limited [CSE]

8.     Approve, in accordance with the provisions of             Mgmt          For                            For
       Section 16, 94 and other applicable provisions,
       if any, of the Companies Act, 1956, to increase
       the authorized capital of the Company from
       INR 30,00,00,000 divided into 29,00,00,000
       equity shares of INR 1 each and 1,00,00,000
       preference shares of INR 1 each to INR 50,00,00,000
       divided into 49,00,00,000 equity shares of
       INR 1 each and 1,00,00,000 preference shares
       of INR 1 each and in consequence thereof substitute
       the existing Clause V of the Memorandum of
       Association of the Company relating to share
       capital by the specified Clause V




--------------------------------------------------------------------------------------------------------------------------
 ZELAN BERHAD                                                                                Agenda Number:  701672429
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9893B109
    Meeting Type:  AGM
    Meeting Date:  29-Aug-2008
          Ticker:
            ISIN:  MYL2283OO009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' Report and               Mgmt          For                            For
       Financial Statements for fourteen-month period
       ended 31 March 2008 and the Auditors' Report
       thereon

2.     Re-elect Mr. YBhg. Dato' Abdullah Bin Mohd Yusof          Mgmt          For                            For
       as a Director of the Company, who retires in
       accordance with Article 77 of the Company's
       Articles of Association

3.     Re-elect Dr. YBhg. Dato' Megat Abdul Rahman               Mgmt          For                            For
       Bin Megat Ahmad as a Director of the Company,
       who retires in accordance with Article 77 of
       the Company's Articles of Association

4.     Re-elect Mr. Encik Hasni Bin Harun as a Director          Mgmt          For                            For
       of the Company, who retires in accordance with
       Article 84 of the Company s Articles of Association

5.     Re-elect Mr. Mohd Farit Bin Ibrahim Commander             Mgmt          For                            For
       [Rtd.] as a Director of the Company, who retires
       in accordance with Article 84 of the Company's
       Articles of Association

6.     Approve to increase the Directors' fees for               Mgmt          For                            For
       14 month period ended 31 MAR 2008, to take
       effect from 01 FEB 2007 and for each complete
       year of service thereafter, until otherwise
       determined by the Company in general meeting,
       as follows: The Chairman be paid a Director's
       fee of MYR 75,000.00 per annum; each of the
       Non-Executive Director of the Company, shall
       be paid a Director's fees of MYR 40,000.00
       per annum

7.     Approve the Director's fees for 14 month period           Mgmt          For                            For
       ended 31 MAR 2008 amounting to MYR 543,679.80

8.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company until the conclusion of the
       next AGM and that the remuneration to be paid
       to them be fixed by the Board

9.     Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       Section 132D of the Companies Act, 1965, to
       issue and allot shares of the Company at any
       time until the conclusion of the next AGM of
       the Company upon such terms and conditions
       and for such purposes as the Board may, in
       its absolute discretion deem fit, provided
       that the aggregate number of shares to be issued
       does not exceed 10% of the issued and paid-up
       share capital of the Company at the time of
       issue and to obtain the approval of Bursa Malaysia
       Securities Berhad and any other relevant approvals
       as may be necessary for the listing of and
       quotation for the additional shares so issued




--------------------------------------------------------------------------------------------------------------------------
 ZELAN BERHAD                                                                                Agenda Number:  701673407
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9893B109
    Meeting Type:  EGM
    Meeting Date:  29-Aug-2008
          Ticker:
            ISIN:  MYL2283OO009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles of Association in the form             Mgmt          For                            For
       and manner as specified, the altered Articles
       of Association, signed by the Chairman of this
       meeting for purpose of identification, as our
       new Articles of Association in substitution
       for and to supersede all the existing Articles
       of Association of the Company, authorize 1
       Directors and/or any of them to do all acts,
       deeds and things as are necessary and/or expedient
       in order to give full effect to the proposed
       amendments with full powers to assent to any
       conditions, modifications, variation and/or
       amendments as may be required by Bursa Malaysia
       Securities Berhad or any relevant authorities

O.1    Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       [Group] to enter into a recurrent transaction
       of revenue or trading nature with MMC Corporation
       Berhad and its subsidiaries, Tradewinds Corporation
       Berhad and Bukhary Realty Sdn Bhd as specified,
       which are subject to the renewal and obtaining
       our shareholders mandate, provided that such
       transaction is necessary for the day-to-day
       operations and is carried out in the ordinary
       course of business and at arms length basis
       on normal commercial terms, which are consistent
       with our groups normal business practices and
       policies, and on terms not more favorable to
       the related parties than those generally available
       to the public and on terms not to the detriment
       of our minority shareholders; [Authority expires
       the earlier of the conclusion of the next AGM
       of our Company at which time it will lapse,
       unless by a resolution passed at the meeting,
       the authority is renewed; or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 [but shall not extend
       to such extensions as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965];
       and authorize the Directors and/or any of them
       to do all such acts and things [including,
       without limitation, to execute all such documents]
       in the interest of our Company to give full
       effect to the aforesaid shareholders mandate
       and any transaction contemplated under this
       ordinary resolution, and in making the appropriate
       disclosure of the aggregate value of recurrent
       transactions conducted pursuant to the shareholders
       mandate in our Company's annual report, our
       Company must provide a breakdown of the aggregate
       value of the recurrent transaction made during
       the financial period, amongst others, based
       on the following information: i) the type of
       the recurrent transactions made; and ii) the
       names of the related parties involved in each
       type of the recurrent transaction made and
       their relationship with our Company

O.2    Authorize the Group to enter into a recurrent             Mgmt          For                            For
       transaction of revenue or trading nature with
       European Profiles Contracting Sdn Bhd as specified,
       which are subject to the renewal and obtaining
       our shareholders mandate, provided that such
       transaction is necessary for the day-to-day
       operations and is carried out in the ordinary
       course of business and at arms length basis
       on normal commercial terms, which are consistent
       with our Groups normal business practices and
       policies, and on terms not more favorable to
       the related parties than those generally available
       to the public and on terms not to the detriment
       of our minority shareholders; [Authority expires
       the earlier of the conclusion of the next AGM
       of our Company at which time it will lapse,
       unless by a resolution passed at the meeting,
       the authority is renewed; or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 [but shall not extend
       to such extensions as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965];
       and authorize the Directors and/or any of them
       to do all such acts and things [including,
       without limitation, to execute all such documents]
       in the interest of our Company to give full
       effect to the aforesaid shareholders mandate
       and any transaction contemplated under this
       ordinary resolution, and in making the appropriate
       disclosure of the aggregate value of recurrent
       transactions conducted pursuant to the shareholders
       mandate in our Company's annual report, our
       Company must provide a breakdown of the aggregate
       value of the recurrent transaction made during
       the financial period, amongst others, based
       on the following information: i) the type of
       the recurrent transactions made; and ii) the
       names of the related parties involved in each
       type of the recurrent transaction made and
       their relationship with our Company




--------------------------------------------------------------------------------------------------------------------------
 ZENTIVA N A                                                                                 Agenda Number:  701680781
--------------------------------------------------------------------------------------------------------------------------
        Security:  N9768B103
    Meeting Type:  EGM
    Meeting Date:  03-Sep-2008
          Ticker:
            ISIN:  NL0000405173
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 27 AUG 2008. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No Action

2.     Announcements                                             Non-Voting    No Action

3.     Discussion of the unsolicited voluntary takeover          Non-Voting    No Action
       offer published by Sanofi-Aventis Europe

4.     Discussion of potential competing offers, if              Non-Voting    No Action
       any, with respect to which the Board's statement
       will be published prior to the EGM

5.     Approve the designation of persons to represent           Mgmt          No Action
       the Company with respect to the decision to
       make advance payment of expenses in accordance
       with Article 19(5) of the Articles of Association
       in case of any legal action relating to takeover
       offers for the Company

6.     Closing                                                   Non-Voting    No Action




--------------------------------------------------------------------------------------------------------------------------
 ZENTIVA N A                                                                                 Agenda Number:  701795455
--------------------------------------------------------------------------------------------------------------------------
        Security:  N9768B103
    Meeting Type:  EGM
    Meeting Date:  09-Feb-2009
          Ticker:
            ISIN:  NL0000405173
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 02 FEB 2009 SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No Action

2.     Announcements                                             Non-Voting    No Action

3.     Approve the discussion of the recommended voluntary       Mgmt          No Action
       takeover offer by Sanofi-Aventis Europe

4.     Approve the discussion of potential competing             Mgmt          No Action
       offers, if any, with respect to which the Boards
       position will be published prior to the EGM




--------------------------------------------------------------------------------------------------------------------------
 ZENTIVA N.V.                                                                                Agenda Number:  701652643
--------------------------------------------------------------------------------------------------------------------------
        Security:  N9768B103
    Meeting Type:  EGM
    Meeting Date:  09-Jul-2008
          Ticker:
            ISIN:  NL0000405173
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 491199 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THESE SHARES HAVE NO VOTING              Non-Voting    No vote
       RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING
       PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD
       BY CONTACTING YOUR CLIENT REPRESENTATIVE. THANK
       YOU

1.     Opening                                                   Non-Voting    No vote

2.     Announcements                                             Non-Voting    No vote

3.     Discussion, in accordance with Article 18[1]              Non-Voting    No vote
       of the Dutch Public Offers Decree [Besluit
       openbare biedingen Wft], of the unsolicited
       voluntary takeover offer published by Anthiarose
       Limited

4.     Discussion of potential competing offers, if              Non-Voting    No vote
       any, with respect to which the Board's position
       will be published prior to the EGM

5.     Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ZHEJIANG EXPRESSWAY CO LTD                                                                  Agenda Number:  701850415
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9891F102
    Meeting Type:  AGM
    Meeting Date:  04-May-2009
          Ticker:
            ISIN:  CNE1000004S4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTIONS
       1 TO 7. THANK YOU.

1.     Approve the report of the Directors for the               Mgmt          For                            For
       year 2008

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       for the year 2008

3.     Approve the Audited financial statements for              Mgmt          For                            For
       the year 2008

4.     Approve the final dividend of RMB 24 cents per            Mgmt          For                            For
       share in respect of the YE 31 DEC 2008

5.     Approve the final accounts for the year 2008              Mgmt          For                            For
       and the financial budget for the year 2009

6.     Re-appoint Deloitte Touche Tohmatsu Certified             Mgmt          For                            For
       Public Accountants Hong Kong as the Hong Kong
       Auditors of the Company and authorize the Board
       of Directors of the Company to fix their remuneration

7.     Re-appoint Zhejiang Pan China Certified Public            Mgmt          For                            For
       Accountants as the PRC Auditors of the Company
       and authorize the Board of Directors of the
       Company to fix their remuneration

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ZHEJIANG EXPWY CO LTD                                                                       Agenda Number:  701677772
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9891F102
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2008
          Ticker:
            ISIN:  CNE1000004S4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Declare an interim dividend of RMB 7 cents per            Mgmt          For                            For
       share in respect of the 6 months ended 30 JUN
       2008

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ZHEJIANG EXPWY CO LTD                                                                       Agenda Number:  701809381
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9891F102
    Meeting Type:  EGM
    Meeting Date:  27-Feb-2009
          Ticker:
            ISIN:  CNE1000004S4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 530278 DUE TO RECEIPT OF DIRECTORS AND SUPERVISORS
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting    No vote
       VOTE "IN FAVOR" OR "AGAINST" ONLY FOR ALL RESOLUTIONS.
       THANK YOU.

1.1.a  Elect Mr. Chen Jisong as a Director of the Company        Mgmt          For                            For
       and approve his remuneration

1.1.b  Elect Mr. Zhan Xiaozhang as a Director of the             Mgmt          For                            For
       Company and approve his remuneration

1.1.c  Elect Mr. Zhang Jingzhong as a Director of the            Mgmt          For                            For
       Company and approve his remuneration

1.1.d  Elect Mr. Jiang Wenyao as a Director of the               Mgmt          For                            For
       Company and approve his remuneration

1.2.a  Elect Ms. Zhang Luyun as a Non-Executive Director         Mgmt          For                            For
       of the Company and approve her remuneration

1.2.b  Elect Ms. Zhang Yang as a Non-Executive Director          Mgmt          For                            For
       of the Company and approve her remuneration

1.3.a  Elect Mr. Tung Chee Chen as a Independent Non-Executive   Mgmt          For                            For
       Director of the Company and approve his remuneration

1.3.b  Elect Mr. Zhang Junsheng as a Independent Non-Executive   Mgmt          For                            For
       Director of the Company and approve his remuneration

1.3.c  Elect Mr. Zhang Liping as a Independent Non-executive     Mgmt          For                            For
       Director of the Company and approve his remuneration

2.1    Elect Mr. M.A. Kehua as a Supervisor of the               Mgmt          For                            For
       Company and approve his remuneration

2.2.a  Elect Mr. Zheng Qihua as a Independent Supervisor         Mgmt          For                            For
       of the Company and approve his remuneration

2.2.b  Elect Mr. Jiang Shaozhong as a Independent Supervisor     Mgmt          For                            For
       of the Company and approve his remuneration

2.2.c  Elect Mr. Wu Yongmin as a Independent Supervisor          Mgmt          For                            For
       of the Company and approve his remuneration

3.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [the Board] to approve the Directors' service
       contracts, the Supervisors' service contracts
       and all other relevant documents and authorize
       any one Executive Director of the Company to
       sign such contracts and other relevant documents
       for and on behalf of the Company and to take
       all necessary actions in connection therewith




--------------------------------------------------------------------------------------------------------------------------
 ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE                                                  Agenda Number:  701801753
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9892H107
    Meeting Type:  EGM
    Meeting Date:  09-Mar-2009
          Ticker:
            ISIN:  CNE100000502
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the JV Agreement entered into between             Mgmt          For                            For
       the Company and Minxi Xinghang State-owned
       Assets Investment Co., Ltd. on 08 JAN 2009
       to form a Joint Venture temporarily named Zijin
       Copper Company Limited, to invest and build
       a copper refinery project with capacity of
       200,000 tonnes per year

2.     Approve the provision of the financial guarantee          Mgmt          For                            For
       by the Company to Zijin Copper Company Limited
       proportionally according to the above-mentioned
       JV Agreement and the respective interest in
       the Joint Venture with the yearly maximum amount
       proposed [the 'Proposed Annual Cap'] for 3
       years [2009-2011] being RMB 900 millions

3.     Authorize the Company's Board of Directors to             Mgmt          For                            For
       take all necessary, appropriate and discretionary
       actions in connection with, and for the implementation,
       and/or for giving the effect to the abovementioned
       Resolutions 1 and 2, including but not limited
       to take all necessary further actions, to deal
       with further registration procedures and to
       deal with all relevant procedures

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE                                                  Agenda Number:  701870203
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9892H107
    Meeting Type:  AGM
    Meeting Date:  15-May-2009
          Ticker:
            ISIN:  CNE100000502
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       of the Company for 2008

2.     Approve the report of the Independent Directors           Mgmt          For                            For
       for 2008

3.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for 2008

4.     Approve the consolidated audited financial statements     Mgmt          For                            For
       for the YE 31 DEC 2008

5.     Approve the Company's 2008 annual report and              Mgmt          For                            For
       its summary report

6.     Approve the profit distribution proposal of               Mgmt          For                            For
       the Company for the YE 31 DEC 2008

7.     Approve the remunerations of the Directors,               Mgmt          For                            For
       the Supervisors and the Senior Management of
       the Company for the YE 31 DEC 2008

8.     Reappoint Ernst & Young Hua Ming and Ernst &              Mgmt          For                            For
       Young as the Company's Domestic and International
       Auditors respectively for the YE 31 DEC 2009
       and authorize the Board of Directors to determine
       their remuneration

9.     Amend the Articles 1, 2, 3, 4, 5, 6, 7, 8, 9,             Mgmt          For                            For
       10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20,
       21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31,
       32, 33, 34, 35, 36, 37, 38, 39, 40 and 41 of
       the Articles of the Association of the Company
       for the Independent Directors as specified

S.10   Amend the Articles 11, 25, 65, 67, 110, 111,              Mgmt          For                            For
       112, 164, 74, 195, 179, 156 and 180 of the
       Articles of the Association of the Company
       as specified and such amendments shall take
       effect conditional upon obtaining any approval,
       endorsement or registration as may be necessary
       from the relevant authorities; and authorize
       the Board of Directors to deal with in behalf
       of the Company the relevant application, approval,
       registration, filing procedures and other related
       issues arising from the amendments of the Articles
       of Association




--------------------------------------------------------------------------------------------------------------------------
 ZINWELL CORPORATION                                                                         Agenda Number:  701975041
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y98908109
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2009
          Ticker:
            ISIN:  TW0002485000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    2008 operation report                                     Non-Voting    No vote

A.2    Supervisors review of year 2008 financial report          Non-Voting    No vote

A.3    Report the execution status of endorsement guaranteed     Non-Voting    No vote
       of 2008

A.4    Report the status of Reinvestment Plan in Mainland        Non-Voting    No vote
       China

B.1    Approve the recognition of 2008 business and              Mgmt          For                            For
       financial report

B.2    Approve the recognition of 2008 earning distributions     Mgmt          For                            For
       [cash dividend TWD 3 per share]

B.3    Approve to revise Memorandum and Articles of              Mgmt          For                            For
       Association

B.4    Approve to revise the procedure of endorsement            Mgmt          For                            For
       guarantee provided

B.5    Approve to revise the procedure of lending funds          Mgmt          For                            For
       to other parties

B.6    Extemporary motions                                       Mgmt          Against                        Against




--------------------------------------------------------------------------------------------------------------------------
 ZORLU ENERJI ELEKTRIK URETIM A S                                                            Agenda Number:  701950835
--------------------------------------------------------------------------------------------------------------------------
        Security:  M9895U108
    Meeting Type:  OGM
    Meeting Date:  28-May-2009
          Ticker:
            ISIN:  TRAZOREN91L8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action
       ID 569109 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting    No Action
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and homage                                        Mgmt          No Action

2.     Elect the Chairmanship                                    Mgmt          No Action

3.     Authorize the Chairmanship to sign the minutes            Mgmt          No Action
       of the meeting

4.     Approve to reading the activities report of               Mgmt          No Action
       the Board of Directors

5.     Approve the reading of the balance sheet and              Mgmt          No Action
       income Statements

6.     Approve the reading of the Auditors report and            Mgmt          No Action
       Independent Auditors report

7.     Approve to deliberate the ADN financial statements        Mgmt          No Action

8.     Approve to present the information to the general         Mgmt          No Action
       Assembly for not making profit distribution

9.     Approve to present the information to the general         Mgmt          No Action
       assembly about the profit distribution policies

10.    Approve to absolve the Board of Directors and             Mgmt          No Action
       Auditors

11.    Elect the Board of Directors and determining              Mgmt          No Action
       their number

12.    Elect the Auditors and determining their number           Mgmt          No Action

13.    Approve to determine the welfare grants of the            Mgmt          No Action
       Board of Directors

14.    Approve to determine the monthly gross salaries           Mgmt          No Action
       of the Auditors

15.    Approve the Independent Auditing firm                     Mgmt          No Action

16.    Approve to present the information about the              Mgmt          No Action
       donations and contributions

17.    Approve to decide on Amendment of Company Article         Mgmt          No Action
       6

18.    Authorize the Board Members according to the              Mgmt          No Action
       Articles 334 and 335 of the Turkish Commercial
       Code

19.    Wishes and closure                                        Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 ZTE CORP                                                                                    Agenda Number:  701875126
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0004F105
    Meeting Type:  AGM
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  CNE1000004Y2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements for the YE               Mgmt          For                            For
       31 DEC 2008 audited by the PRC and the Hong
       Kong Auditors

2.     Receive the report of the Board of Directors              Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

3.     Receive the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2008

4.     Receive the report of the President of the Company        Mgmt          For                            For
       for the YE 31 DEC 2008

5.     Approve the final financial accounts of the               Mgmt          For                            For
       Company for the YE 31 DEC 2008

6.     Approve the resolution of the Company on the              Mgmt          For                            For
       proposed continuous connected transaction [as
       specified under the Rules Governing the Listing
       of Stocks on the Shenzhen Stock Exchange] Framework
       Agreements for 2009; The Framework Purchase
       Agreements for 2009 proposed to be entered
       into between ZTE Kangxun Telecom Company, Limited,
       a subsidiary of the Company, on the one hand
       and connected party Shenzhen Zhongxingxin Telecommunications
       Equipment Company, Limited together with its
       subsidiaries Shenzhen Zhongxing Xindi Telecommunications
       Equipment Company, Limited, Shenzhen Zhongxing
       Xinyu FPC Company, Limited and Shenzhen Zhongxing
       Xinzhou Complete Equipment Company, Limited,
       on the other, in respect of the purchase of
       cases, cabinets, distribution frames, flexible
       printed circuit boards and shelters with an
       annual cap of aggregated transaction amounts
       under the framework agreements estimated at
       RMB 1,200 million for 2009

7.     Approve the application by the Company to National        Mgmt          For                            For
       Development Bank for a USD 2.5 billion composite
       credit facility for the purposes of short-term
       loans, bond financing, domestic and international
       supply chain financing, trade financing and
       medium/long-term projects financing of the
       Company on a revolving basis; the aforesaid
       amount represents composite credit facilities
       to be proposed by the Company in its application
       to National Development Bank; the final amount
       shall be subject to approval of National Development
       Bank; authorize the Board of Directors to adjust
       the details and actual duration of the credit
       facilities pursuant to the Company's requirements
       or negotiations with National Development Bank,
       subject to the cap of the aforesaid USD 2.5
       billion composite credit facility within the
       effective term of the resolution, and the Board
       of Directors and other parties delegated to
       negotiate with National Development Bank and
       sign all facilities agreements, financing agreements
       and other related legal contracts and documents
       relating to the above composite credit facilities
       and to deal with other matters relating to
       such agreements; the resolution shall be valid
       for a period of 5 years from the date of approval
       at the general meeting; unless otherwise required,
       no subsequent resolution of the Board of Directors
       or general meeting is required with respect
       to any such single application for financing
       operations under such credit facility

8.     Approve the application by the Company to the             Mgmt          For                            For
       Bank of China Limited, Shenzhen Branch for
       a RMB 15.7 billion composite credit facility;
       the aforesaid amount represents composite credit
       facilities to be proposed by the Company in
       its application to the bank; the final amount
       shall be subject to the bank's approval. Authorize
       the Board of Directors to adjust the details
       and actual duration of the credit facilities
       pursuant to the Company's requirements or negotiations
       with the bank, subject to the cap of the aforesaid
       RMB 15.7 billion composite credit facility
       within the effective term of the resolution,
       and the Board of Directors and other parties
       delegated to negotiate with the bank and sign
       all facilities agreements, financing agreements
       and other related legal contracts and documents
       relating to the above composite credit facilities
       and to deal with other matters relating to
       such agreements; [Authority expires the earlier
       or from date on which it is considered and
       passed at the general meeting until (1) the
       next new credit facilities have been granted,
       or (2) 31 DEC 2009]; unless otherwise required,
       no subsequent resolution of the Board of Directors
       is required with respect to any such single
       application for financing operations not exceeding
       such maximum amount Mr. Hou Weigui, the legal
       representative of the Company, or his authorized
       signatory, is authorized to execute all facilities
       agreements, financing agreements and other
       related legal contracts and documents which
       are related to the above composite credit facilities

9.1    Re-appoint Ernst & Young Hua Ming as the PRC              Mgmt          For                            For
       Auditors of the Company for 2009 and a proposal
       be made to the 2008 AGM, authorize the Board
       of Directors to determine the audit fees of
       Ernst & Young Hua Ming for 2009 based on specific
       audit work to be conducted

9.2    Re-appoint Ernst & Young as the Hong Kong Auditors        Mgmt          For                            For
       of the Company for 2009 and a proposal be made
       to the 2008 AGM, authorize the Board of Directors
       to determine the audit fees of Ernst & Young
       for 2009 based on the specific audit work to
       be conducted

S.10   Approve the proposals of profit distribution              Mgmt          For                            For
       and capitalization from capital reserve for
       2008 tabled by the Board of Directors of the
       Company proposed profit distribution for 2008:
       RMB 3 for every 10 shares [including tax] or
       a total of RMB 402,999,000 in cash, based on
       the Company's total share capital of 1,343,330,310
       shares as at 31 DEC 2008; proposed capitalization
       from capital reserve for 2008: the creation
       of 3 shares for every 10 shares by way of capitalization
       of capital reserves, representing a total increase
       of 402,999,093 shares based on the Company's
       total share capital of 1,343,330,310 shares
       as at 31 DEC 2008; the balance of the capital
       reserves was RMB 6,298,172,000 prior to the
       capitalization and RMB 5,895,173,000 after
       the capitalization; fractional entitlements
       shall be dealt with in accordance relevant
       rules of the stock exchange and the clearing
       house of the place where the stocks of the
       Company are listed; as a result, the actual
       amount of share capital increased and the actual
       number of shares created in aggregate after
       implementation of the proposed capitalization
       from capital reserves might be slightly different
       from the aforesaid estimates; authorize the
       Board of Directors by the general meeting to
       deal with matters relating to the profit distribution
       and capitalization from capital reserves for
       2008, to amend relevant clauses of the Articles
       of Association based on the implementation
       of the capitalization from capital reserves
       to increase the registered capital of the Company
       and reflect the new capital structure after
       the capitalization from capital reserves, and
       to process any changes in industrial and commercial
       registration required as a result of the alteration
       in registered capital

S.11   Authorize the Board of Directors, to allot,               Mgmt          For                            For
       issue and deal with additional domestic shares
       and overseas-listed foreign shares [H Shares]
       of the Company [including securities convertible
       into domestic shares and/or H Shares of the
       Company] and to make or grant offers, agreements
       or options, during the relevant period, shall
       not exceed 20% of the aggregate nominal amount
       of the share capital of the domestic shares
       and H shares of the Company, otherwise than
       pursuant to i) a rights issue; or ii) any option
       scheme or similar arrangement from time to
       time being adopted for the grant or issue to
       the Directors, the Supervisors, the Senior
       Management and/or the Employees of the Company
       and/or any of its subsidiaries of shares or
       rights to acquire shares of the Company approved
       by the Board of Directors, and the Board of
       Directors will only exercise this authority
       in compliance with the Company Law of the Peoples
       Republic of China [as amended from time to
       time] and Rules Governing the Listing of Securities
       on the Stock Exchange of Hong Kong Limited
       [as amended from time to time] and with the
       necessary approvals of the China Securities
       Regulatory Commission and/or other relevant
       PRC government authorities; [Authority expires
       the earlier of the conclusion of the next AGM
       or 12 months]; and to approve and execute all
       documents and deeds and do all things or to
       procure the execution of such documents and
       deeds and the doing of such things necessary
       in their opinion for the issue of the new shares
       [including but not limited to determining the
       time and place for issue, class and number
       of new shares to be issued, the pricing method
       and/or issue prices [including price ranges]
       of the shares, submitting all necessary applications
       to relevant authorities, entering into underwriting
       agreements [or any other agreements], determining
       the use of proceeds, and fulfilling filing
       and registration requirements of the PRC, Hong
       Kong and other relevant authorities, including
       but not limited to registration with relevant
       PRC authorities of the increase in registered
       share capital as a result of the issue of shares
       pursuant to passing of this resolution]; and
       to amend the Company's Articles of Association
       as they deem necessary to increase the registered
       share capital of the Company and to reflect
       the new capital structure of the Company following
       the allotment and issue of the Company's shares

S12.1  Amend the Article 24 and Article 27 of the Chapter        Mgmt          For                            For
       3 of the Articles of Association accordingly
       after the implementation of the capitalization
       from the capital reserves, as specified

S12.2  Amend Article 83, Article 87, Article 116, Article        Mgmt          For                            For
       119, Article 225, Article 247, Article 275,
       Article 276, Article 277, Article 234 as specified
       of the Articles of Association in accordance
       with relevant provisions of the decisions on
       amending certain provisions regarding the Cash
       Profit Distribution of Listed Companies [No.
       57] [Cash Profit Distribution Provisions] promulgated
       by the CSRC and effective from 09 OCT 2008
       and the latest amendments to the Rules Governing
       the Listing of Securities on the Stock Exchange
       of Hong Kong Limited [the Listing Rules] effective
       from 01 JAN 2009; and Rules 9, 13, 44 and 49
       of the Rules of Procedure for Shareholders'
       general meetings be amended in accordance with
       the aforesaid amendments to the Articles of
       Association




--------------------------------------------------------------------------------------------------------------------------
 ZTE CORP                                                                                    Agenda Number:  701875140
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0004F105
    Meeting Type:  CLS
    Meeting Date:  19-May-2009
          Ticker:
            ISIN:  CNE1000004Y2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the profit distribution for 2008: RMB             Mgmt          For                            For
       3 for every 10 shares [including Tax] or a
       total of RMB 402,999,000 in cash, based on
       the Company's total share capital of 1,343,330,310
       shares as at 31 DEC 2008; proposed capitalization
       from capital reserve for 2008: the creation
       of 3 shares for every 10 shares by way of capitalization
       of capital reserves, representing a total increase
       of 402,999,093 shares based on the Company's
       total share capital of 1,343,330,310 shares
       as at 31 DEC 2008; The balance of the capital
       reserves was RMB 6,298,172,000 prior to the
       capitalization and RMB 5,895,173,000 after
       the capitalization; fractional entitlements
       shall be dealt with in accordance relevant
       rules of the stock exchange and the clearing
       house of the place where the stocks of the
       Company are listed; As a result, the actual
       amount of share capital increased and the actual
       number of shares created in aggregate after
       implementation of the proposed capitalization
       from capital reserves might be slightly different
       from the aforesaid estimates; authorize the
       Board of Directors by the general meeting to
       deal with matters relating to the profit distribution
       and capitalization from capital reserves for
       2008, to amend relevant clauses of the Articles
       of Association based on the implementation
       of the capitalization from capital reserves
       to increase the registered capital of the Company
       and reflect the new capital structure after
       the capitalization from capital reserves, and
       to process any changes in industrial and commercial
       registration required as a result of the alteration
       in registered capital




--------------------------------------------------------------------------------------------------------------------------
 ZTE CORPORATION                                                                             Agenda Number:  701728036
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0004F105
    Meeting Type:  EGM
    Meeting Date:  27-Nov-2008
          Ticker:
            ISIN:  CNE1000004Y2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that, the Resolution of the Company               Mgmt          For                            For
       on the Investment in a research and Development
       Base Project in Xi'an Hi-tech Park and the
       Execution of the Investment Agreement that
       the investment and construction of ZTE Corporation
       Xi'an Research and Development and Production
       Base in Xi'an Hi-tech Industrial Development
       Park by the Company and the signing of the
       investment agreement and relevant supplemental
       agreement [s] by the Company with Xi'an Hi-tech
       Industrial Development Park Management Committee
       in respect of the investment and construction
       of ZTE Corporation Xi'an Research and Development
       and Production Base in Xi'an Hi-tech Industrial
       Development Park by the Company and authorize
       Mr. Hou Weigui, Legal Representative of the
       Company, or any signatory appointed by Mr.
       Hou Weigui, to sign the relevant legal contracts
       and documents as specified




--------------------------------------------------------------------------------------------------------------------------
 ZTE CORPORATION                                                                             Agenda Number:  702013133
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0004F105
    Meeting Type:  EGM
    Meeting Date:  30-Jun-2009
          Ticker:
            ISIN:  CNE1000004Y2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 572904 DUE TO DUE TO RECEIPT OF ADDITIONAL
       RESOLUTIONS. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting    No vote
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. THANK
       YOU.

1.1    Elect Ms. Qu Xiaohui as an Independent Director           Mgmt          For                            For
       of the Fourth Session of the Board of Directors
       of the Company for a term from 22 JUL 2009
       to 29 MAR 2010, as specified

1.2    Elect Mr. Chen Naiwei as an Independent Director          Mgmt          For                            For
       of the Fourth Session of the Board of Directors
       of the Company for a term from 22 JUL 2009
       to 29 MAR 2010, as specified

1.3    Elect Mr. Wei Wei as an Independent Director              Mgmt          For                            For
       of the Fourth Session of the Board of Directors
       of the Company for a term from 22 JUL 2009
       to 29 MAR 2010, as specified

2.     Approve the provision of guarantee by the Company         Mgmt          For                            For
       by way of the pledge of its 51% equity interests
       in Closed Joint-Stock Company CJSC TK Mobile
       [CJSC TK Mobile] as a security against the
       USD 70,600,000 bank loan with a 9-year term
       extended to CJSC TK Mobile [with a term from
       the date on which the Agreement on the Pledge
       of Equity Interests is executed and becomes
       effective to the date on which the debts owed
       by CJSC TK Mobile under the financing documents
       are fully repaid], as specified

3.     Approve the provision of Performance Guarantee            Mgmt          For                            For
       for the Company's wholly-owned subsidiary,
       PT. ZTE Indonesia considered by the Board of
       Directors of the Company at the 25th Meeting
       of the Fourth Session of the Board of Directors
       held on 05 JUN 2009, the details of which have
       been disclosed in the Company's announcements
       entitled Announcement of the Resolutions passed
       at the 25th Meeting of the Fourth Session of
       the Board of Directors published on 05 JUN
       2009; Zhongxingxin is seeking the approval
       of the provision of performance guarantee for
       PT. ZTE Indonesia [ZTE Indonesia] by the shareholders
       of ZTE by way of an ordinary resolution at
       the First EGM of 2009 to be held on 30 JUN
       2009, the details of which are: the Company
       will provide performance guarantee for ZTE
       Indonesia for an amount not exceeding USD 40
       million, with a term commencing on the date
       on which the Technical Support Framework Agreement
       takes effect upon execution and ending on the
       date on which the performance of ZTE Indonesia's
       obligations under the Technical Support Framework
       Agreement is completed; the Company will apply
       to the relevant bank for the issuance of a
       letter of performance guarantee to provide
       guarantee with a maximum accumulated amount
       of USD 5 million in favor of PT. Telkomunikasi
       Selular, an Indonesian mobile communications
       carrier, in respect of the performance obligations
       of ZTE and ZTE Indonesia under the Equipment
       Purchase Framework Agreement and Technical
       Support Framework Agreement, with a term commencing
       on the date of issuance of the letter of guarantee
       by the bank and ending on the date falling
       3 years and 6 months after the issuance of
       the letter of guarantee or on which the performance
       obligations of ZTE and ZTE Indonesia under
       the Equipment Purchase Framework Agreement
       and Technical Support Framework Agreement are
       fully completed, whichever is later, as specified

S.4    Approve the renewal of the 2009 general mandate           Mgmt          For                            For
       of ZTE Corporation, as specified



* Management position unknown


SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         Eaton Vance Series Trust II
By (Signature)       /s/ Michael W. Weilheimer
Name                 Michael W. Weilheimer
Title                President
Date                 08/27/2009